AS FILED ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 12, 2010

SECURITIES ACT FILE NO. 333-

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No.	☐

COLUMBIA FUNDS SERIES TRUST

(Exact Name of Registrant as Specified in Charter)

50606 Ameriprise Financial Center

Minneapolis, MN 55474

(Address of Principal Executive Offices) (Zip Code)

(800) 321-7854

(Registrant’s Area Code and Telephone Number)

Christopher O. Petersen, Esq.

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, MA 02110

(Name and Address of Agent for Service)

With a copy to:

Brian D. McCabe, Esq.

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

TITLE OF SECURITIES BEING REGISTERED:

Class A, Class B, Class C, Class I, Class K and Class Z shares of the Columbia Overseas Value Fund series of the Registrant.

Class A, Class B, Class C, Class K, Class R and Class Z shares of the Columbia Moderate Conservative Fund (formerly, Columbia LifeGoal® Income & Growth Portfolio) series of the Registrant.

Class A, Class B, Class C, Class K, Class R and Class Z shares of the Columbia Moderate Aggressive Fund (formerly, Columbia LifeGoal® Balanced Growth Portfolio) series of the Registrant.

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

It is proposed that this filing will become effective on November 16, 2012 pursuant to Rule 488 under the Securities Act of 1933.

Columbia Large Cap Value Fund

Columbia Multi-Advisor International Value Fund

Columbia High Yield Opportunity Fund

Columbia Government Money Market Fund

COMBINED PROXY STATEMENT/PROSPECTUS

[Date. 2012]

This is a brief overview of the reorganization proposed for your fund. We encourage you to read the full text of the enclosed combined proxy statement/prospectus.

Q: Why am I being asked to vote?

Funds are required to obtain shareholder approval for certain kinds of changes, like the reorganizations proposed in the enclosed combined proxy statement/prospectus. As a shareholder of one of the above-listed funds, you are being asked to vote on a reorganization involving your fund.

Q: What is a fund reorganization?

A fund reorganization involves one fund transferring all of its assets and liabilities to another fund in exchange for shares of such fund. Once completed, shareholders of the selling fund will hold shares of the buying fund.

Q: Is my vote important?

Absolutely! While the board of trustees (the “Board”) of each fund listed above has reviewed its proposed reorganization and recommends that you approve it, these proposals generally cannot go forward without the approval of shareholders. A Fund will continue to contact shareholders asking them to vote until it is sure that a quorum will be reached, and may continue to contact shareholders thereafter.

Q: On what am I being asked to vote?

Shareholders are being asked to vote on the reorganization (a “Reorganization”) of one or more funds (each a “Selling Fund” and together, the “Selling Funds”) into other corresponding funds (each a “Buying Fund” and together, the “Buying Funds”), as noted in the table below:

Selling Fund	Buying Fund
Columbia Large Cap Value Fund	Columbia Equity Value Fund
Columbia Multi-Advisor International Value Fund	Columbia Overseas Value Fund
Columbia High Yield Opportunity Fund	Columbia High Yield Bond Fund
Columbia Government Money Market Fund	Columbia Money Market Fund

If the Reorganization of your Selling Fund is approved by shareholders and the other closing conditions are met, your shares of the Selling Fund will, in effect, be converted into shares of the corresponding Buying Fund with the same aggregate net asset value as your Selling Fund shares at the time of the Reorganization. (The Selling Funds and the Buying Funds are referred to individually or collectively as a “Fund” or the “Funds.”) While the aggregate net asset value of your shares will not change as a result of the Reorganization, the number of shares you hold may differ based on each Fund’s net asset value.

We encourage you to read the full text of the enclosed combined proxy statement/prospectus to obtain a more detailed understanding of the issues relating to each proposed Reorganization.

Q: Why are the Reorganizations being proposed?

Columbia Management Investment Advisers, LLC, the Funds’ investment manager (“Columbia Management”) proposed the Reorganizations to each Board in order to reduce, in the aggregate, the total expenses borne by Fund shareholders and to streamline the product offerings of the funds managed by Columbia Management (the “Columbia Funds”), so that management, administration, distribution and other resources can be focused more effectively on a smaller group of funds. The Reorganization of each Selling Fund into the corresponding Buying Fund will enable shareholders of each Selling Fund to invest in a larger, potentially more efficient portfolio while continuing to pursue a similar investment strategy.

Q: Will there be any changes to the options or services associated with my account as a result of the Reorganizations?

Account-level features and options such as dividend distributions, dividend diversification, automatic investment plans, systematic withdrawals and dollar cost averaging will automatically carry over from accounts in each Selling Fund to accounts in the corresponding Buying Fund.

Q: Are there costs or tax consequences of the Reorganizations?

You will not pay any sales charge in connection with the Reorganizations. Reorganization costs may be allocated to each Fund, but will be limited to an amount that is not more than the anticipated reduction in expenses borne by the Fund’s shareholders during the first year following the Reorganization. Each Reorganization is expected to be tax-free for U.S. federal income tax purposes. Accordingly, it is expected that Selling Fund shareholders will not and the Selling Fund generally will not recognize gain or loss as a direct result of a Reorganization, as described in more detail in the section entitled “Tax Status of the Reorganizations.” A portion of the portfolio assets of a Selling Fund may be sold in connection with its Reorganization. Such sales will cause such Selling Fund to incur transaction costs and may result in a taxable distribution of gains to shareholders.

Q: Will there be any changes to my fees and expenses as a result of the Reorganizations?

It is expected that, following the proposed Reorganizations, the expenses borne by Selling Fund shareholders would generally be the same as or lower than the expenses they currently bear, as described in detail in the combined proxy statement/prospectus under “Reorganization Proposals – Summary – Fees and Expenses.”

Q: If approved, when will the Reorganizations happen?

The Reorganizations will take place as soon as practicable following shareholder approval, and are expected to close in the first half of 2013.

Q: How does my Board recommend that I vote?

After careful consideration, your Board recommends that you vote FOR the Reorganization of your Selling Fund.

Q: How can I vote?

You can vote in one of four ways:

•	By telephone (call the toll free number listed on your proxy card)

•	By internet (log on to the internet site listed on your proxy card)

•	By mail (using the enclosed postage prepaid envelope)

•	In person at the shareholder meeting scheduled to occur at 225 Franklin Street, Boston, MA (32nd Floor, Room 3200) on February 27, 2013

The deadline for voting by telephone or internet is 11:59 E.T. on February 26, 2013. We encourage you to vote as soon as possible to avoid the cost of additional solicitation efforts. Please refer to the enclosed proxy card for instructions for voting by telephone, internet or mail.

Q: Will I be notified of the results of the vote?

The final voting results for each proposal also will be included in each Selling Fund’s next report to shareholders following the special shareholder meeting.

Q: Whom should I call if I have questions?

If you have questions about any of the proposals described in the combined proxy statement/prospectus or about voting procedures, please call the Selling Funds’ proxy solicitor, Computershare Fund Services, toll free at 800-708-7953. Shareholders of Selling Funds for which a Reorganization is effected within 60 days following the completion of its fiscal year or half year may call 800-345-6611 to request a copy of the Selling Fund’s final report to shareholders for that period.

NOTICE OF A JOINT SPECIAL MEETING OF SHAREHOLDERS

Columbia Funds Series Trust

Columbia Large Cap Value Fund

Columbia Funds Series Trust I

Columbia High Yield Opportunity Fund

Columbia Funds Series Trust II

Columbia Multi-Advisor International Value Fund

Columbia Government Money Market Fund

To be held February 27, 2013

A Joint Special Meeting of Shareholders (the “Meeting”) of each of the funds listed above (each a “Selling Fund”) will be held at 10:00 a.m. on February 27, 2013, at 225 Franklin Street, Boston, MA in Room 3200 on the 32nd floor. At the Meeting, shareholders will consider the following proposal with respect to their Selling Fund:

1.	To approve the Agreement and Plan of Reorganization (the “Agreement”) by and among Columbia Funds Series Trust, on behalf of its Columbia Large Cap Value Fund and Columbia Overseas Value Fund series, Columbia Funds Series Trust I, on behalf of its Columbia High Yield Opportunity Fund series, Columbia Funds Series Trust II, on behalf of its Columbia Multi-Advisor International Value Fund, Columbia Government Money Market Fund, Columbia Equity Value Fund, Columbia High Yield Bond Fund and Columbia Money Market Fund series, certain other registered investment companies and Columbia Management Investment Advisers, LLC, pursuant to which each Selling Fund will transfer that portion of its assets attributable to each class of its shares (in aggregate, all of its assets) to the corresponding buying fund, as indicated below (each a “Buying Fund”), in exchange for shares of a corresponding class of the Buying Fund and the assumption by the Buying Fund of all of the liabilities of the Selling Fund. Shares of each class of the Buying Fund will be distributed proportionately to shareholders of the relevant class of the Selling Fund.

Shareholders of each Selling Fund will vote separately on the proposal, as shown below.

Selling Fund	Buying Fund	Proposal #
Columbia Large Cap Value Fund	Columbia Equity Value Fund	1
Columbia Multi-Advisor International Value Fund	Columbia Overseas Value Fund	2
Columbia High Yield Opportunity Fund	Columbia High Yield Bond Fund	3
Columbia Government Money Market Fund	Columbia Money Market Fund	4

Please take some time to read the enclosed combined proxy statement/prospectus. It discusses these proposals in more detail. If you were a shareholder as of the close of business on November 27, 2012, you may vote at the Meeting or at any adjournment or postponement of the Meeting. You are welcome to attend the Meeting in person. If you cannot attend in person, please vote by mail, telephone or internet. Just follow the instructions on the enclosed proxy card. If you have questions, please call the Selling Funds’ proxy solicitor toll free at 800-708-7953. It is important that you vote. The board of trustees of each Selling Fund recommends that you vote FOR its Reorganization.

By order of the boards of trustees

Christopher O. Petersen, Secretary

[•], 2012

Columbia Large Cap Value Fund

Columbia Multi-Advisor International Value Fund

Columbia High Yield Opportunity Fund

Columbia Government Money Market Fund

COMBINED PROXY STATEMENT/PROSPECTUS

Dated [•]

This document is a proxy statement for each Selling Fund (as defined below) and a prospectus for each Buying Fund (as defined below). The address and telephone number of each Selling Fund and each Buying Fund is c/o Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081, and 800.345.6611. This combined proxy statement/prospectus and the enclosed proxy card were first mailed to shareholders of each Selling Fund beginning on or about [[•]]. This combined proxy statement/prospectus contains information you should know before voting on the following proposals with respect to your Selling Fund, as indicated below. You should retain this document for future reference.

Proposal		To be voted on by shareholders of:
1.	To approve an Agreement and Plan of Reorganization by and among Columbia Funds Series Trust, on behalf of its Columbia Large Cap Value Fund series (a “Selling Fund”), Columbia Fund Series Trust II, on behalf of its Columbia Equity Value Fund series (a “Buying Fund”), certain other registered investment companies and Columbia Management Investment Advisers, LLC (“Columbia Management”). Under the agreement, the Selling Fund will transfer that portion of its assets attributable to each class of its shares (in aggregate, all of its assets) to the Buying Fund in exchange for shares of the corresponding class of the Buying Fund (as indicated below) and the assumption by the Buying Fund of all of the liabilities of the Selling Fund. Shares of each class of the Buying Fund will be distributed proportionately to shareholders of the relevant class of the Selling Fund.	Columbia Large Cap Value Fund

Selling Fund		Buying Fund
Class A	g	Class A
Class B	g	Class B
Class C	g	Class C
Class I	g	Class I
Class R	g	Class R
Class W	g	Class W
Class Y	g	Class Y
Class Z	g	Class Z

2.	To approve an Agreement and Plan of Reorganization by and among Columbia Funds Series Trust II, on behalf of its Columbia Multi-Advisor International Value Fund series (a “Selling Fund”), Columbia Funds Series Trust, on behalf of its Columbia Overseas Value Fund series (a “Buying Fund”), certain other registered investment companies and Columbia Management Investment Advisers, LLC. Under the agreement, each Selling Fund will transfer that portion of its assets attributable to each class of its shares (in aggregate, all of its assets) to the Buying Fund in exchange for shares of the corresponding class of the Buying Fund (as indicated below) and the assumption by the Buying Fund of all of the liabilities of the Selling Fund. Shares of each class of the Buying Fund will be distributed proportionately to shareholders of the relevant class of the Selling Fund.	Columbia Multi-Advisor International Value Fund

Selling Fund		Buying Fund
Class A	g	Class A
Class B	g	Class B
Class C	g	Class C
Class I	g	Class I
Class K	g	Class K
Class Z	g	Class Z

Proposal		To be voted on by shareholders of:
3.	To approve an Agreement and Plan of Reorganization by and among Columbia Funds Series Trust I, on behalf of its Columbia High Yield Opportunity Fund series (a “Selling Fund”), Columbia Funds Series Trust II, on behalf of its Columbia High Yield Bond Fund series (a “Buying Fund”), certain other registered investment companies and Columbia Management Investment Advisers, LLC. Under the agreement, each Selling Fund will transfer that portion of its assets attributable to each class of its shares (in aggregate, all of its assets) to the Buying Fund in exchange for shares of the corresponding class of the Buying Fund (as indicated below) and the assumption by the Buying Fund of all of the liabilities of the Selling Fund. Shares of each class of the Buying Fund will be distributed proportionately to shareholders of the relevant class of the Selling Fund.	Columbia High Yield Opportunity Fund

Selling Fund		Buying Fund
Class A	g	Class A
Class B	g	Class B
Class C	g	Class C
Class Z	g	Class Z

4.	To approve an Agreement and Plan of Reorganization by and among Columbia Funds Series Trust II, on behalf of its Columbia Government Money Market Fund series (a “Selling Fund”), and on behalf of its Columbia Money Market Fund series (a “Buying Fund”), certain other registered investment companies and Columbia Management Investment Advisers, LLC. Under the agreement, each Selling Fund will transfer that portion of its assets attributable to each class of its shares (in aggregate, all of its assets) to the Buying Fund in exchange for shares of the corresponding class of the Buying Fund (as indicated below) and the assumption by the Buying Fund of all of the liabilities of the Selling Fund. Shares of each class of the Buying Fund will be distributed proportionately to shareholders of the relevant class of the Selling Fund.	Columbia Government Money Market Fund

Selling Fund		Buying Fund
Class A	g	Class A
Class B	g	Class B
Class C	g	Class C
Class R	g	Class R
Class R5	g	Class R5
Class Z	g	Class Z

The proposals will be considered by shareholders who owned shares of the Selling Funds on November 27, 2012 at a joint special meeting of shareholders (the “Meeting”) that will be held at 10:00 a.m. on February 27, 2013, at 225 Franklin Street, Boston, MA in Room 3200 on the 32nd floor. Each of the Selling Funds and the Buying Funds (each a “Fund” and collectively, the “Funds”) is a registered open-end management investment company (or a series thereof).

Although the board of trustees (the “Board”) of each Selling Fund* recommends that shareholders approve the reorganization of the Selling Fund into the corresponding Buying Fund (each a “Reorganization”), the Reorganization of each Selling Fund is not conditioned upon the Reorganization of any other Selling Fund. Accordingly, if shareholders of one Selling Fund approve its Reorganization, but shareholders of a second Selling Fund do not approve the second Selling Fund’s Reorganization, it is expected that the Reorganization of the first Selling Fund will take place as described in this combined proxy statement/prospectus. If shareholders of any Selling Fund fail to approve its Reorganization, the Board of such Selling Fund will consider what other actions, if any, may be appropriate.

How Each Reorganization Will Work

•

Each Selling Fund will transfer all of its assets to the corresponding Buying Fund in exchange for shares of such Buying Fund (“Reorganization Shares”) and the assumption by the Buying Fund of all of the Selling Fund’s liabilities.

•

Each Buying Fund will issue Reorganization Shares with an aggregate net asset value equal to the aggregate value of the assets that it receives from the corresponding Selling Fund, less the liabilities it assumes from the corresponding Selling Fund. Each class of Reorganization Shares will be distributed to the shareholders of the corresponding class of the Selling Fund in liquidation of the Selling Fund in proportion to their holdings in such class of the Selling Fund. For example, holders of Class A shares of a Selling Fund will receive Class A shares of the corresponding Buying Fund with the same aggregate net asset value as their Selling Fund Class A shares at the time of the Reorganization. You will not pay any sales charge in connection with the receipt or distribution of Reorganization Shares. If you already have a Buying Fund account with exactly the same registration as your Selling Fund account, your Reorganization Shares typically will be added to that account.

•

Reorganization costs will be allocated to each Selling Fund only to the extent they are expected to be offset by the anticipated reduction in expenses borne by the Selling Fund’s shareholders during the first year following the Reorganization. Each Reorganization is expected to be tax-free for U.S. federal income tax purposes. Accordingly, it is expected that Selling Fund shareholders will not and the Selling Fund generally will not recognize gain or loss as a direct result of a Reorganization, as described in more detail in the section entitled “Tax Status of the Reorganizations.” A portion of the portfolio assets of a Selling Fund may be sold in connection with its Reorganization. Such sales will cause such Selling Fund to incur transaction costs and may result in a taxable distribution of gains to shareholders.

Where to Get More Information

The following documents have been filed with the Securities and Exchange Commission (the “SEC”) and are incorporated into this combined proxy statement/prospectus by reference:

•	the Statement of Additional Information of the Buying Funds relating to the Reorganizations (the “Merger SAI”), dated [•];

Columbia Large Cap Value Fund (SEC file no. 811-09645)

•	the prospectuses of Columbia Large Cap Value Fund, dated July 1, 2012, as supplemented to date;

*	References to the Board of a Selling Fund refer to the Board of the trust of which the Selling Fund is a series.

•	the Statement of Additional Information of Columbia Large Cap Value Fund, dated August 1, 2012, as supplemented to date;

•

the Report of the Independent Registered Public Accounting Firm and the audited financial statements included in the Annual Report to Shareholders of Columbia Large Cap Value Fund for the year ended February 29, 2012;

Columbia Multi-Advisor International Value Fund (SEC file no. 811-21852)

•	the prospectuses of Columbia Multi-Advisor International Value Fund, dated March 1, 2012, as supplemented to date;

•	the Statement of Additional Information of Columbia Multi-Advisor International Value Fund, dated October 1, 2012, as supplemented to date;

•

the Report of the Independent Registered Public Accounting Firm and the audited financial statements included in the Annual Report to Shareholders of Columbia Multi-Advisor International Value Fund for the year ended October 31, 2011 and the unaudited financial statements included in the Semiannual Report to Shareholders of Columbia Multi-Advisor International Value Fund for the period ended April 30, 2012;

Columbia High Yield Opportunity Fund (SEC file no. 811-04367)

•	the prospectuses of Columbia High Yield Opportunity Fund, dated October 1, 2012, as supplemented to date;

•	the Statement of Additional Information of Columbia High Yield Opportunity Fund, dated October 1, 2012, as supplemented to date;

•

the Report of the Independent Registered Public Accounting Firm and the audited financial statements included in the Annual Report to Shareholders of Columbia High Yield Opportunity Fund for the year ended May 31, 2012; and

Columbia Government Money Market Fund (SEC file no. 811-21852)

•	the prospectuses of Columbia Government Money Market Fund, dated April 1, 2012, as supplemented to date;

•	the Statement of Additional Information of Columbia Government Money Market Fund, dated October 1, 2012, as supplemented to date; and

•

the Report of the Independent Registered Public Accounting Firm and the audited financial statements included in the Annual Report to Shareholders of Columbia Government Money Market Fund for the year ended November 30, 2011 and the unaudited financial statements included in the Semiannual Report to Shareholders of Columbia Government Money Market Fund for the period ended May 31, 2012.

For a free copy of any of the documents listed above and/or to ask questions about this combined proxy statement/prospectus, please call your Selling Fund’s proxy solicitor toll free at 800-708-7953.

Each of the Funds is subject to the information requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and files reports, proxy materials and other information with the SEC. These reports, proxy materials and other information can be inspected and copied at the Public Reference Room maintained by the SEC. Copies may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing to the Public Reference Branch of the SEC Office of Consumer Affairs and Information Services, 100 F Street, N.E., Washington, D.C. 20549-0102. In addition, copies of these documents may be viewed online or downloaded from the SEC’s website at www.sec.gov.

Please note that investments in the Funds are not bank deposits, are not federally insured, are not guaranteed by any bank or government agency and may lose value. There is no assurance that any Fund will achieve its investment objectives.

As with all open-end mutual funds, the SEC has not approved or disapproved these securities or passed on the adequacy of this combined proxy statement/prospectus. Any representation to the contrary is a criminal offense.

Page
Section A — Reorganization Proposals	8
Summary	8
How Each Reorganization Will Work	8
Tax Consequences	8
Fees and Expenses	9
Proposal 1. Fees and Expenses. Reorganization of Columbia Large Cap Value Fund into Columbia Equity Value Fund.	9
Proposal 2. Fees and Expenses. Reorganization of Columbia Multi-Advisor International Value Fund into Columbia Overseas Value Fund	13
Proposal 3. Fees and Expenses. Reorganization of Columbia High Yield Opportunity Fund into Columbia High Yield Bond Fund	16
Proposal 4. Fees and Expenses. Reorganization of Columbia Government Money Market Fund into Columbia Money Market Fund	18
Proposal 1. Comparison of Objectives, Strategies and Risks. Reorganization of Columbia Large Cap Value Fund into Columbia Equity Value Fund	21
Comparison of the Selling Fund and the Buying Fund	21
Comparison of Investment Objectives	21
Comparison of Principal Investment Strategies	22
Comparison of Fundamental Investment Policies	23
Comparison of Non-Fundamental Investment Policies	25
Comparison of Principal Risks	26
Comparison of Performance	27
Proposal 2. Comparison of Objectives, Strategies and Risks. Reorganization of Columbia Multi-Advisor International Value Fund into Columbia Overseas Value Fund	31
Comparison of the Selling Fund and the Buying Fund	31
Comparison of Investment Objectives	31
Comparison of Principal Investment Strategies	31
Comparison of Fundamental Investment Policies	34
Comparison of Non-Fundamental Investment Policies	36
Comparison of Principal Risks	37
Comparison of Performance	39
Proposal 3. Comparison of Objectives, Strategies and Risks. Reorganization of Columbia High Yield Opportunity Fund into Columbia High Yield Bond Fund	43
Comparison of the Selling Fund and the Buying Fund	43
Comparison of Investment Objectives	43
Comparison of Principal Investment Strategies	43
Comparison of Fundamental Investment Policies	46
Comparison of Non-Fundamental Investment Policies	48
Comparison of Principal Risks	49
Comparison of Performance	52
Proposal 4. Comparison of Objectives, Strategies and Risks. Reorganization of Columbia Government Money Market Fund into Columbia Money Market Fund	55
Comparison of the Selling Fund and the Buying Fund	55
Comparison of Investment Objectives	55
Comparison of Principal Investment Strategies	55
Comparison of Fundamental Investment Policies	57
Comparison of Non-Fundamental Investment Policies	59
Comparison of Principal Risks	60
Comparison of Performance	61

SECTION A — REORGANIZATION PROPOSALS

The following information describes each proposed Reorganization.

SUMMARY

This combined proxy statement/prospectus is being used by each Selling Fund to solicit proxies to vote at a joint special meeting of shareholders. Shareholders of each Selling Fund will consider a proposal to approve the Agreement and Plan of Reorganization (the “Agreement”) providing for the Reorganization of their Selling Fund into the corresponding Buying Fund.

The following is a summary. More complete information appears later in this combined proxy statement/prospectus. You should read the entire combined proxy statement/prospectus and the exhibits because they contain details that are not included in this summary.

How Each Reorganization Will Work

•

Each Selling Fund will transfer all of its assets to the corresponding Buying Fund in exchange for Reorganization Shares and the assumption by the corresponding Buying Fund of all of the Selling Fund’s liabilities.

•

Each Buying Fund will issue Reorganization Shares with an aggregate net asset value equal to the aggregate value of the assets that it receives from the corresponding Selling Fund, less the liabilities it assumes from the corresponding Selling Fund. Reorganization Shares of each class of each Buying Fund will be distributed to the shareholders of the corresponding class of the corresponding Selling Fund in proportion to their holdings of such class of such Selling Fund. For example, holders of Class A shares of a Selling Fund will receive Class A shares of the corresponding Buying Fund with the same aggregate net asset value as the aggregate net asset value of their Selling Fund Class A shares at the time of the Reorganization.

•

As part of the Reorganization of your Selling Fund, systematic transactions (such as bank authorizations and systematic payouts) currently set up for your Selling Fund account may be transferred to your new Buying Fund account. Please contact your financial intermediary for additional details.

•	No shareholders of any Selling Fund will pay any sales charge in connection with acquiring Reorganization Shares.

•	After a Reorganization is completed, Selling Fund shareholders will be shareholders of the corresponding Buying Fund, and the Selling Fund will be dissolved.

Tax Consequences

Each Reorganization is expected to be tax-free for U.S. federal income tax purposes and will not take place unless the Selling Fund and the corresponding Buying Fund receive a satisfactory opinion of tax counsel substantially to the effect that the Reorganization will be tax-free, as described in more detail in the section entitled “Tax Status of the Reorganizations.” Accordingly, subject to the limited exceptions described in that section, no gain or loss is expected to be recognized by any Selling Fund or its shareholders as a direct result of its Reorganization. A portion of the portfolio assets of a Selling Fund may be sold in connection with its Reorganization. The actual tax effect of such sales will depend on the difference between the price at which such portfolio assets are sold and the tax basis in such assets of the Selling Fund. Any capital gains recognized in those sales on a net basis, after reduction by any available capital losses, will be distributed to shareholders as capital gain dividends (to the extent of net realized long-term capital gains over net realized short-term capital losses) and/or ordinary dividends (to the extent of net realized short-term capital gains over net realized long-term capital losses) during or with respect to the year of sale, and such distributions will be taxable to shareholders. Additionally, because each Reorganization will end the tax year of the applicable Selling Fund, it will accelerate distributions to shareholders from the Selling Fund for its short tax year ending on the date of the Reorganization. Those tax year-end distributions will be taxable, and will include any distributable, but not previously distributed, capital gains resulting from portfolio turnover prior to consummation of the Reorganization. At any time prior to a Reorganization, a shareholder may redeem shares of a Selling Fund. This would likely result in the recognition of gain or loss by the shareholder for U.S. federal income tax purposes. If a shareholder holds Selling Fund shares in a non-taxable account, distributions and redemption proceeds with respect to those shares will not be taxable to the shareholder if those amounts remain in the non-taxable account.

The Selling Fund shareholders’ aggregate tax basis in the Reorganization Shares is expected to carry over from the shareholders’ Selling Fund shares, and the Selling Fund shareholders’ holding period in the Reorganization Shares is expected to include the shareholders’ holding period in the Selling Fund shares.

For more information about the U.S. federal income tax consequences of the Reorganizations, see the section entitled “Tax Status of the Reorganizations.”

Fees and Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold shares of a Fund.

Annual fund operating expense ratios are based on expenses incurred during each Fund’s most recently completed fiscal year, adjusted to reflect current and expected fees, as more fully described below, and are expressed as a percentage (expense ratio) of the Fund’s average net assets during the period. Pro forma expense ratios are based on the average net assets of each Buying Fund and the corresponding Selling Fund for the twelve months ended August 31, 2012 for Columbia Equity Value Fund and Columbia Overseas Value Fund, for the twelve months ended May 31, 2012 for Columbia High Yield Bond Fund, and for the twelve months ended July 31, 2012 for Columbia Money Market Fund. As of the date of this combined proxy statement/prospectus, each Fund’s net assets may be lower or higher than the Fund’s average net assets over such period (or on such date). In general, a Fund’s annual operating expense ratios will increase as the Fund’s assets decrease and will decrease as the Fund’s assets increase. Accordingly, each Fund’s annual operating expense ratios, if adjusted based on net assets as of the date of this combined proxy statement/prospectus, could be higher or lower than those shown in the tables below. The commitment by Columbia Management and/or its affiliates to waive fees and/or to reimburse expenses for each Buying Fund, noted below, may limit the effect that any decrease in the Buying Fund’s net assets will have on its annual net operating expense ratios in the current fiscal year.

Certain Selling Funds have contractual fee waiver and/or expense reimbursement arrangements. For more information, see the Selling Funds’ prospectuses.

The fees and expenses below exclude one-time costs of the Reorganizations. The costs of each Reorganization expected to be borne by each Fund are set forth in Exhibit A.

Proposal 1. Fees and Expenses. Reorganization of Columbia Large Cap Value Fund into Columbia Equity Value Fund

Current and Pro Forma Fees and Expenses

Shareholder Fees (fees paid directly from your investment)

Columbia Large Cap Value Fund (Current) (Selling Fund)	Class A		Class B		Class C		Class I	Class R	Class W	Class Y	Class Z
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%		N/A		N/A		N/A	N/A	N/A	N/A	N/A
Maximum deferred sales charge (load) imposed on redemptions (as a percentage of net asset value at the time of your purchase or redemption, whichever is lower)	1.00	%(a)	5.00	%(b)	1.00	%(c)	N/A	N/A	N/A	N/A	N/A

Columbia Equity Value Fund (Current and Pro Forma) (Buying Fund)	Class A		Class B		Class C		Class I	Class R	Class W	Class Y	Class Z
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%		N/A		N/A		N/A	N/A	N/A	N/A	N/A
Maximum deferred sales charge (load) imposed on redemptions (as a percentage of net asset value at the time of your purchase or redemption, whichever is lower)	1.00	%(a)	5.00	%(b)	1.00	%(c)	N/A	N/A	N/A	N/A	N/A

(a)

Contingent deferred sales charges (CDSC) on certain investments of between $1 million and $50 million redeemed within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months of purchase, with certain limited exceptions.

(b)	This charge decreases over time.
(c)	This charge applies to investors who buy Class C shares and redeem them within one year of purchase, with certain limited exceptions.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Columbia Large Cap Value Fund (Current) (Selling Fund)	Class A	Class B	Class C	Class I	Class R	Class W	Class Y	Class Z
Management fees(1)(2)	0.71%	0.71%	0.71%	0.71%	0.71%	0.71%	0.71%	0.71%
Distribution and/or service (12b-1) fees	0.25%	1.00%	1.00%	0.00%	0.50%	0.25%	0.00%	0.00%
Other expenses(3)	0.22%	0.22%	0.22%	0.02%	0.22%	0.22%	0.02%	0.22%

Total annual Fund operating expenses	1.18%	1.93%	1.93%	0.73%	1.43%	1.18%	0.73%	0.93%

Columbia Equity Value Fund (Current) (Buying Fund)		Class A	Class B	Class C	Class I	Class R	Class W	Class Z
Management fees(2)(4)		0.71%	0.71%	0.71%	0.71%	0.71%	0.71%	0.71%
Distribution and/or service (12b-1) fees		0.25%	1.00%	1.00%	0.00%	0.50%	0.25%	0.00%
Other expenses(3)		0.30%	0.30%	0.30%	0.04%	0.30%	0.30%	0.30%

Total annual Fund operating expenses		1.26%	2.01%	2.01%	0.75%	1.51%	1.26%	1.01%
Less: Fee waiver/expense reimbursement(5)		(0.08)%	(0.08)%	(0.08)%	0.00%	(0.08)%	(0.08)%	(0.08)%

Total annual Fund operating expenses after fee waiver/expense reimbursement		1.18%	1.93%	1.93%	0.75%	1.43%	1.18%	0.93%

Columbia Equity Value Fund (Pro Forma) (Buying Fund)	Class A	Class B	Class C	Class I	Class R	Class W	Class Y	Class Z
Management fees(2)(6)	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%
Distribution and/or service (12b-1) fees	0.25%	1.00%	1.00%	0.00%	0.50%	0.25%	0.00%	0.00%
Other expenses(3)	0.27%	0.27%	0.27%	0.02%	0.27%	0.27%	0.02%	0.27%

Total annual Fund operating expenses	1.17%	1.92%	1.92%	0.67%	1.42%	1.17%	0.67%	0.92%

(1)	Management Fees are composed of an investment management service fee of 0.66% and an administration fee of 0.05%.
(2)	Management Fees have been restated to reflect contractual changes to the investment advisory and/or administrative fee rates.
(3)	Other expenses have been restated to reflect contractual changes to certain fees paid by the Fund.
(4)	Management Fees are composed of an investment management service fee of 0.65% and an administration fee of 0.06%.
(5)

Columbia Management and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) until June 30, 2013, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses will not exceed the annual rates of 1.18% for Class A, 1.93% for Class B, 1.93% for Class C, 0.77% for Class I, 1.43% for Class R, 1.18% for Class W and 0.93% for Class Z.

(6)	Management Fees are composed of an investment management service fee of 0.60% and an administration fee of 0.05%.

Expense examples: These examples are intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. These examples assume that you invest $10,000 in the applicable Fund for the time periods indicated and then redeem all of your shares at the end of those periods, both under the current arrangements and, for the Buying Fund, assuming completion of the proposed Reorganization. These examples also assume that your investment has a 5% return each year and that each Fund’s operating expenses remain the same. These examples include any contractual fee waiver/expense reimbursement arrangement only for the period indicated in the Fund’s Annual Fund Operating Expenses table. Although your actual costs may be higher or lower, based on those assumptions your costs would be:

Columbia Large Cap Value Fund (Current) (Selling Fund)	1 year	3 years	5 years	10 years
Class A	$688	$928	$1,187	$1,924
Class B	$696	$906	$1,242	$2,059
Class C	$296	$606	$1,042	$2,254
Class I	$75	$233	$406	$906
Class R	$146	$452	$782	$1,713
Class W	$120	$375	$649	$1,432
Class Y	$75	$233	$406	$906
Class Z	$95	$296	$515	$1,143

Columbia Equity Value Fund (Current) (Buying Fund)	1 year	3 years	5 years	10 years
Class A	$688	$944	$1,221	$2,008
Class B	$696	$923	$1,277	$2,142
Class C	$296	$623	$1,077	$2,336
Class I	$77	$240	$418	$934
Class R	$146	$470	$817	$1,800
Class W	$120	$392	$685	$1,521
Class Z	$95	$314	$551	$1,234

Columbia Equity Value Fund (Pro Forma) (Buying Fund)
Class A	$687	$925	$1,183	$1,918
Class B	$695	$903	$1,238	$2,053
Class C	$295	$603	$1,038	$2,248
Class I	$68	$215	$374	$838
Class R	$145	$450	$777	$1,707
Class W	$119	$372	$645	$1,425
Class Y	$68	$215	$374	$838
Class Z	$94	$294	$510	$1,136

If you owned or will own any class of shares other than Class B or Class C, you would pay the same costs shown in the tables above if you did not redeem your shares at the end of the periods indicated. If you owned or will own Class B or Class C shares, you would pay the following costs if you did not redeem your shares at the end of the periods indicated, which may be different than the costs shown in the tables above.

Columbia Large Cap Value Fund (Current) (Selling Fund)	1 year	3 years	5 years	10 years
Class B	$196	$606	$1,042	$2,059
Class C	$196	$606	$1,042	$2,254

Columbia Equity Value Fund (Current) (Buying Fund)
Class B	$196	$623	$1,077	$2,142
Class C	$196	$623	$1,077	$2,336

Columbia Equity Value Fund (Pro Forma) (Buying Fund)
Class B	$195	$603	$1,038	$2,053
Class C	$195	$603	$1,038	$2,248

Portfolio Turnover. Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. Those costs, which are not reflected in annual Fund operating expenses or in the example expenses, affect a Fund’s performance. During the most recent fiscal year, each Fund’s portfolio turnover rate was the following percentage of the average value of the Fund’s portfolio:

Fund	Percentage of the Average Value of the Fund’s Portfolio
Columbia Large Cap Value Fund (Selling Fund)	74%
Columbia Equity Value Fund (Buying Fund)	37	%*

*	For the year ended March 31, 2011. For the Fund’s most recent fiscal period ending February 29, 2012, the Fund’s portfolio turnover rate was 21% of the average value of its portfolio.

Proposal 2. Fees and Expenses. Reorganization of Columbia Multi-Advisor International Value Fund into Columbia Overseas Value Fund

Current and Pro Forma Fees and Expenses

Shareholder Fees (fees paid directly from your investment)

Columbia Multi-Advisor International Value Fund (Current) (Selling Fund)	Class A		Class B		Class C		Class I	Class K	Class Z
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%		N/A		N/A		N/A	N/A	N/A
Maximum deferred sales charge (load) imposed on redemptions (as a percentage of net asset value at the time of your purchase or redemption, whichever is lower)	1.00	%(a)	5.00	%(b)(d)	1.00	%(c)(e)	N/A	N/A	N/A

Columbia Overseas Value Fund (Current and Pro Forma) (Buying Fund)	Class A		Class B		Class C		Class I	Class K	Class Z
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%		N/A		N/A		N/A	N/A	N/A
Maximum deferred sales charge (load) imposed on redemptions (as a percentage of net asset value at the time of your purchase or redemption, whichever is lower)	1.00	%(a)	5.00	%(b)	1.00	%(b)	N/A	N/A	N/A

(a)

Contingent deferred sales charges (CDSC) on certain investments of between $1 million and $50 million redeemed within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months of purchase, with certain limited exceptions.

(b)	This charge decreases over time.
(c)	This charge applies to investors who buy Class C shares and redeem them within one year of purchase, with certain limited exceptions.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Columbia Multi-Advisor International Value Fund (Current) (Selling Fund)	Class A	Class B	Class C	Class I	Class K	Class Z
Management fees(1)(2)	0.98%	0.98%	0.98%	0.98%	0.98%	0.98%
Distribution and/or service (12b-1) fees	0.25%	1.00%	1.00%	0.00%	0.00%	0.00%
Other expenses(3)	0.69%	0.69%	0.69%	0.15%	0.45%	0.69%

Total annual Fund operating expenses	1.92%	2.67%	2.67%	1.13%	1.43%	1.67%
Less: Fee waiver/expense reimbursement(4)	(0.46)%	(0.46)%	(0.46)%	(0.12)%	(0.12)%	(0.46)%

Total annual Fund operating expenses after fee waiver/expense reimbursement	1.46%	2.21%	2.21%	1.01%	1.31%	1.21%

Columbia Overseas Value Fund (Current) (Buying Fund)	Class I	Class Z
Management fees(2)(5)	0.87%	0.87%
Distribution and/or service (12b-1) fees	0.00%	0.00%
Other expenses(3)	0.89%	0.89%

Total annual Fund operating expenses	1.76%	1.76%
Less: Fee waiver/expense reimbursement(6)	(0.45)%	(0.45)%

Total annual Fund operating expenses after fee waiver/expense reimbursement	1.31%	1.31%

Columbia Overseas Value Fund (Pro Forma) (Buying Fund)	Class A	Class B	Class C	Class I	Class K	Class Z
Management fees(2)(5)	0.87%	0.87%	0.87%	0.87%	0.87%	0.87%
Distribution and/or service (12b-1) fees	0.25%	1.00%	1.00%	0.00%	0.00%	0.00%
Other expenses(3)	0.69%	0.69%	0.69%	0.14%	0.44%	0.69%

Total annual Fund operating expenses	1.81%	2.56%	2.56%	1.01%	1.31%	1.56%
Less: Fee waiver/expense reimbursement(7)	(0.40)%	(0.40)%	(0.40)%	(0.05)%	(0.05)%	(0.40)%

Total annual Fund operating expenses after fee waiver/expense reimbursement	1.41%	2.16%	2.16%	0.96%	1.26%	1.16%

(1)	Management Fees are composed of an investment management service fee of 0.90% and an administration fee of 0.08%.
(2)	Management Fees have been restated to reflect contractual changes to the investment advisory and/or administrative fee rates.
(3)	Other expenses have been restated to reflect contractual changes to certain fees paid by the Fund.
(4)

Columbia Management and certain of its affiliates have further contractually agreed to waive fees and/or to reimburse expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) until February 28, 2013, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses will not exceed the annual rates of 1.46% for Class A, 2.21% for Class B, 2.21% for Class C, 1.01% for Class I, 1.31% for Class K and 1.21% for Class Z.

(5)	Management Fees are composed of an investment management service fee of 0.79% and an administration fee of 0.08%.
(6)

Columbia Management and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) until June 30, 2013, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses will not exceed the annual rates of 1.31% for Class I and 1.31% for Class Z.

(7)

Columbia Management and certain of its affiliates have contractually agreed, assuming approval by shareholders of the Reorganization, effective upon the closing of the reorganization to waive fees and/or to reimburse expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) until June 30, 2014, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses will not exceed the annual rates of 1.41% for Class A, 2.16% for Class B, 2.16% for Class C, 0.96% for Class I, 1.26% for Class K and 1.16% for Class Z.

Expense examples: These examples are intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. These examples assume that you invest $10,000 in the applicable Fund for the time periods indicated and then redeem all of your shares at the end of those periods, both under the current arrangements and, for the Buying Fund, assuming completion of the proposed Reorganization. These examples also assume that your investment has a 5% return each year and that each Fund’s operating expenses remain the same. These examples include any contractual fee waiver/expense reimbursement arrangement only fee the period indicated in the Fund’s Annual Fund Operating Expenses table. Although your actual costs may be higher or lower, based on those assumptions your costs would be:

Columbia Multi-Advisor International Value Fund (Current) (Selling Fund)	1 year	3 years	5 years	10 years
Class A	$715	$1,102	$1,513	$2,659
Class B	$724	$1,086	$1,575	$2,791
Class C	$324	$786	$1,375	$2,973
Class I	$103	$347	$612	$1,369
Class K	$133	$441	$771	$1,708
Class Z	$123	$482	$865	$1,943

Columbia Overseas Value Fund (Current) (Buying Fund)
Class I	$133	$510	$912	$2,036
Class Z	$133	$510	$912	$2,036

Columbia Overseas Value Fund (Pro Forma) (Buying Fund)
Class A	$710	$1,075	$1,464	$2,737
Class B	$719	$1,059	$1,525	$2,682
Class C	$319	$759	$1,325	$2,865
Class I	$98	$317	$553	$1,232
Class K	$128	$410	$713	$1,575
Class Z	$118	$453	$812	$1,823

If you owned or will own any class of shares other than Class B or Class C you would pay the same costs shown in the tables above if you did not redeem your shares at the end of the periods indicated. If you owned or will own Class B or Class C shares, you would pay the following costs if you did not redeem your shares at the end of the periods indicated, which may be different than the costs shown in the tables above.

Columbia Multi-Advisor International Value Fund (Current) (Selling Fund)	1 year	3 years	5 years	10 years
Class B	$224	$786	$1,375	$2,791
Class C	$224	$786	$1,375	$2,973

Columbia Overseas Value Fund (Pro Forma) (Buying Fund)
Class B	$219	$759	$1,325	$2,682
Class C	$219	$759	$1,325	$2,865

Portfolio Turnover. Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. Those costs, which are not reflected in annual Fund operating expenses or in the example expenses, affect a Fund’s performance. During the most recent fiscal year, each Fund’s portfolio turnover rate was the following percentage of the average value of the Fund’s portfolio:

Fund	Percentage of the Average Value of the Fund’s Portfolio
Columbia Multi-Advisor International Value Fund (Selling Fund)	21%
Columbia Overseas Value Fund (Buying Fund)	96%

Proposal 3. Fees and Expenses. Reorganization of Columbia High Yield Opportunity Fund into Columbia High Yield Bond Fund

Current and Pro Forma Fees and Expenses

Shareholder Fees (fees paid directly from your investment)

Columbia High Yield Opportunity Fund (Current) (Selling Fund)	Class A		Class B		Class C		Class Z
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.75%		N/A		N/A		N/A
Maximum deferred sales charge (load) imposed on redemptions (as a percentage of net asset value at the time of your purchase or redemption, whichever is lower)	1.00	%(a)	5.00	%(b)	1.00	%(c)	N/A

Columbia High Yield Bond Fund (Current and Pro Forma) (Buying Fund)	Class A		Class B		Class C		Class Z
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.75%		N/A		N/A		N/A
Maximum deferred sales charge (load) imposed on redemptions (as a percentage of net asset value at the time of your purchase or redemption, whichever is lower)	1.00	%(a)	5.00	%(b)	1.00	%(c)	N/A

(a)

Contingent deferred sales charges (CDSC) on certain investments of between $1 million and $50 million redeemed within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months of purchase, with certain limited exceptions.

(b)	This charge decreases over time.
(c)	This charge applies to investors who buy Class C shares and redeem them within one year of purchase, with certain limited exceptions.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Columbia High Yield Opportunity Fund (Current) (Selling Fund)	Class A	Class B	Class C	Class Z
Management fees(1)(2)	0.66%	0.66%	0.66%	0.66%
Distribution and/or service (12b-1) fees	0.25%	1.00%	1.00%	0.00%
Other expenses(3)	0.29%	0.29%	0.29%	0.29%

Total annual Fund operating expenses	1.20%	1.95%	1.95%	0.95%
Less: Fee waiver/expense reimbursement(4)	(0.12)%	(0.12)%	(0.12)%	(0.12)%

Total net expenses	1.08%	1.83%	1.83%	0.83%

Columbia High Yield Bond Fund (Current) (Buying Fund)	Class A	Class B	Class C	Class Z
Management fees(2)(5)	0.62%	0.62%	0.62%	0.62%
Distribution and/or service (12b-1) fees	0.25%	1.00%	1.00%	0.00%
Other expenses(3)	0.23%	0.23%	0.23%	0.23%

Total annual Fund operating expenses	1.10%	1.85%	1.85%	0.85%
Less: Fee waiver/expense reimbursement(4)	(0.02)%	(0.02)%	(0.02)%	(0.02)%

Total annual Fund operating expenses after fee waiver/ expense reimbursement	1.08%	1.83%	1.83%	0.83%

Columbia High Yield Bond Fund (Pro Forma) (Buying Fund)	Class A	Class B	Class C	Class Z
Management fees(2)(5)	0.62%	0.62%	0.62%	0.62%
Distribution and/or service (12b-1) fees	0.25%	1.00%	1.00%	0.00%
Other expense(3)	0.23%	0.23%	0.23%	0.23%

Total annual Fund operating expenses	1.10%	1.85%	1.85%	0.85%
Less: Fee waiver/expense reimbursement(6)	(0.02)%	(0.02)%	(0.02)%	(0.02)%

Total annual Fund operating expenses after fee waiver/expense reimbursement	1.08%	1.83%	1.83%	0.83%

(1)	Management Fees are composed of an investment management service fee of 0.59% and an administration fee of 0.07%.
(2)	Management fees have been restated to reflect contractual changes to the investment advisory and/or administrative fee rates.
(3)	Other expenses have been restated to reflect contractual changes to certain fees paid by the Fund.
(4)

Columbia Management and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) until September 30, 2013, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses will not exceed the annual rates of 1.08% for Class A, 1.83% for Class B, 1.83% for Class C, and 0.83% for Class Z.

(5)	Management Fees are composed of an investment management service fee of 0.56% and an administration fee of 0.06%.
(6)

Columbia Management and certain of its affiliates have further contractually agreed, assuming approval by shareholders of the Reorganization, effective upon the closing of the reorganization to waive fees and/or to reimburse expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses), until September 30, 2014, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses, subject to applicable exclusions, will not exceed the annual rates of 1.08% for Class A, 1.83% for Class B, 1.83% for Class C and 0.83% for Class Z.

Expense examples: These examples are intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. These examples assume that you invest $10,000 in the applicable Fund for the time periods indicated and then redeem all of your shares at the end of those periods, both under the current arrangements and, for the Buying Fund, assuming completion of the proposed Reorganization. These examples also assume that your investment has a 5% return each year and that each Fund’s operating expenses remain the same. These examples include any contractual fee waiver/expense reimbursement arrangement only for the period indicated in the Fund’s Annual Fund Operating Expenses table. Although your actual costs may be higher or lower, based on those assumptions your costs would be:

Columbia High Yield Opportunity Fund (Current) (Selling Fund)	1 year	3 years	5 years	10 years
Class A	$580	$827	$1,092	$1,850
Class B	$686	$901	$1,241	$2,071
Class C	$286	$601	$1,041	$2,265
Class Z	$85	$291	$514	$1,155

Columbia High Yield Bond Fund (Current) (Buying Fund)
Class A	$580	$806	$1,051	$1,754
Class B	$686	$880	$1,200	$1,976
Class C	$286	$580	$1,000	$2,173
Class Z	$85	$268	$466	$1,042

Columbia High Yield Bond Fund (Pro Forma) (Buying Fund)
Class A	$580	$806	$1,051	$1,754
Class B	$686	$880	$1,200	$1,976
Class C	$286	$580	$1,000	$2,173
Class Z	$85	$268	$466	$1,042

If you owned or will own any class of shares other than Class B or Class C you would pay the same costs shown in the tables above if you did not redeem your shares at the end of the periods indicated. If you owned or will own Class B or Class C shares, you would pay the following costs if you did not redeem your shares at the end of the periods indicated, which may be different than the costs shown in the tables above.

Columbia High Yield Opportunity Fund (Current) (Selling Fund)	1 year	3 years	5 years	10 years
Class B	$186	$601	$1,041	$2,071
Class C	$186	$601	$1,041	$2,265

Columbia High Yield Bond Fund (Current) (Buying Fund)
Class B	$186	$580	$1,000	$1,976
Class C	$186	$580	$1,000	$2,173

Columbia High Yield Bond Fund (Pro Forma) (Buying Fund)
Class B	$186	$580	$1,000	$1,976
Class C	$186	$580	$1,000	$2,173

Portfolio Turnover. Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. Those costs, which are not reflected in annual Fund operating expenses or in the example expenses, affect a Fund’s performance. During the most recent fiscal year, each Fund’s portfolio turnover rate was the following percentage of the average value of the Fund’s portfolio:

Fund	Percentage of the Average Value of the Fund’s Portfolio
Columbia High Yield Opportunity Fund (Current) (Selling Fund)	79%
Columbia High Yield Bond Fund (Current) (Buying Fund)	76%

Proposal 4. Fees and Expenses. Reorganization of Columbia Government Money Market Fund into Columbia Money Market Fund

If the Reorganization occurs, certain Reorganization expenses, as described in Exhibit A, may be allocated to the Selling Fund, which will reduce the Selling Fund’s net asset value prior to the closing of the Reorganization by less than $0.001 per share based on the Selling Fund’s shares outstanding as of August 31, 2012.

Current and Pro Forma Fees and Expenses

Shareholder Fees (fees paid directly from your investment)

Columbia Government Money Market Fund (Current) (Selling Fund)	Class A	Class B		Class C		Class R	Class R5	Class Z
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	N/A	N/A		N/A		N/A	N/A	N/A
Maximum deferred sales charge (load) imposed on redemptions (as a percentage of net asset value at the time of your purchase or redemption, whichever is lower)	N/A	5.00	%(a)	1.00	%(b)	N/A	N/A	N/A

Columbia Money Market Fund (Current and Pro Forma) (Buying Fund)	Class A	Class B		Class C		Class R	Class R5	Class Z
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	N/A	N/A		N/A		N/A	N/A	N/A
Maximum deferred sales charge (load) imposed on redemptions (as a percentage of net asset value at the time of your purchase or redemption, whichever is lower)	N/A	5.00	%(a)	1.00	%(b)	N/A	N/A	N/A

(a)	This charge decreases over time.
(b)	This charge applies to investors who buy Class C shares and redeem them within one year of purchase, with certain limited exceptions.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Columbia Government Money Market Fund (Current) (Selling Fund)	Class A	Class B	Class C	Class R	Class R5	Class Z
Management fees(1)	0.39%	0.39%	0.39%	0.39%	0.39%	0.39%
Distribution and/or service (12b-1) fees	0.25%	1.00%	1.00%	0.50%	0.00%	0.00%
Other expenses(2)	0.30%	0.30%	0.30%	0.30%	0.15%	0.30%

Total annual Fund operating expenses	0.94%	1.69%	1.69%	1.19%	0.54%	0.69%
Less: Fee waiver/expense reimbursement(3)	(0.28)%	(0.38)%	(0.38)%	(0.38)%	(0.03)%	(0.13)%

Total annual Fund operating expenses after fee waiver/expense reimbursement	0.66%	1.31%	1.31%	0.81%	0.51%	0.56%

Columbia Money Market Fund (Current) (Buying Fund)	Class A	Class B	Class C	Class R	Class R5	Class Z
Management fees(4)	0.37%	0.37%	0.37%	0.37%	0.37%	0.37%
Distribution and/or service (12b-1) fees	0.10%	0.85%	0.75%	0.50%	0.00%	0.00%
Other expenses(2)	0.45%	0.45%	0.45%	0.45%	0.06%	0.45%

Total annual Fund operating expenses	0.92%	1.67%	1.57%	1.32%	0.43%	0.82%
Less: Fee waiver/expense reimbursement(5)	(0.30)%	(0.40)%	(0.30)%	(0.55)%	(0.06)%	(0.30)%

Total annual Fund operating expenses after fee waiver/expense reimbursement	0.62%	1.27%	1.27%	0.77%	0.37%	0.52%

Columbia Money Market Fund (Pro Forma) (Buying Fund)	Class A	Class B	Class C	Class R	Class R5	Class Z
Management fees(4)	0.37%	0.37%	0.37%	0.37%	0.37%	0.37%
Distribution and/or service (12b-1) fees	0.10%	0.85%	0.75%	0.50%	0.00%	0.00%
Other expenses(2)	0.43%	0.43%	0.43%	0.43%	0.06%	0.43%

Total annual Fund operating expenses	0.90%	1.65%	1.55%	1.30%	0.43%	0.80%
Less: Fee waiver/expense reimbursement(6)	(0.28)%	(0.38)%	(0.28)%	(0.53)%	(0.06)%	(0.28)%

Total annual Fund operating expenses after fee waiver/expense reimbursement	0.62%	1.27%	1.27%	0.77%	0.37%	0.52%

(1)	Management Fees are composed of an investment management service fee of 0.33% and an administration fee of 0.06%.
(2)	Other expenses have been restated to reflect contractual changes to certain fees paid by the Fund.
(3)

Columbia Management and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) until March 31, 2013, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses, subject to applicable exclusions, will not exceed the annual rates of 0.66% for Class A, 1.31% for Class B, 1.31% for Class C, 0.81% for Class R, 0.51% for Class R5 and 0.56% for Class Z. Columbia Management and certain of its affiliates have further contractually agreed, effective April 1, 2013, to waive fees and/or to reimburse expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) until March 31, 2014, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses, subject to applicable exclusions, will not exceed the annual rates of 0.66% for Class A, 1.31% for Class B, 1.31% for Class C, 0.81% for Class R, 0.51% for Class R5 and 0.56% for Class Z.
(4)	Management Fees are composed of an investment management service fee of 0.32% and an administration fee of 0.05%.
(5)

Columbia Management and certain of its affiliates have contractually agreed waive fees and/or to reimburse expenses (excluding certain fees and expenses, such as transaction costs to and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) until November 30, 2013, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses will not exceed the annual rates of 0.62% for Class A, 1.27% for Class B, 1.27% for Class C, 0.77% for Class R, 0.37% for Class R5 and 0.52% for Class Z.

(6)

Columbia Management and certain of its affiliates have further contractually agreed, assuming approval by shareholders of the Reorganization, effective upon the closing of the reorganization to waive fees and/or to reimburse expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses), until November 30, 2014, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses, subject to applicable exclusions, will not exceed the annual rates of 0.62% for Class A, 1.27% for Class B, 1.27% for Class C, 0.77% for Class R, 0.37% for Class R5 and 0.52% for Class Z.

Expense examples: These examples are intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. These examples assume that you invest $10,000 in the applicable Fund for the time periods indicated and then redeem all of your shares at the end of those periods, both under the current arrangements and, for the Buying Fund, assuming completion of the proposed Reorganization. These examples also assume that your investment has a 5% return each year and that each Fund’s operating expenses remain the same. These examples include any contractual fee waiver/expense reimbursement arrangement only for the period indicated in the Fund’s Annual Fund Operating Expenses table. Although your actual costs may be higher or lower, based on those assumptions your costs would be:

Columbia Government Money Market Fund (Current) (Selling Fund)	1 year	3 years	5 years	10 years
Class A	$67	$272	$494	$1,134
Class B	$633	$796	$1,083	$1,771
Class C	$233	$496	$883	$1,971
Class R	$83	$341	$619	$1,415
Class R5	$52	$170	$299	$677
Class Z	$57	$208	$372	$850

Columbia Money Market Fund (Current) (Buying Fund)
Class A	$63	$264	$481	$1,108
Class B	$629	$788	$1,071	$1,747
Class C	$229	$467	$828	$1,847
Class R	$79	$364	$672	$1,547
Class R5	$38	$132	$235	$539
Class Z	$53	$232	$426	$990

Columbia Money Market Fund (Pro Forma) (Buying Fund)
Class A	$63	$259	$472	$1,087
Class B	$629	$784	$1,062	$1,726
Class C	$229	$462	$819	$1,827
Class R	$79	$360	$663	$1,527
Class R5	$38	$132	$235	$539
Class Z	$53	$228	$417	$968

If you owned or will own any class of shares other than Class B or Class C you would pay the same costs shown in the tables above if you did not redeem your shares at the end of the periods indicated. If you owned or will own Class B or Class C shares, you would pay the following costs if you did not redeem your shares at the end of the periods indicated, which may be different than the costs shown in the tables above.

Columbia Government Money Market Fund (Current) (Selling Fund)	1 year	3 years	5 years	10 years
Class B	$133	$496	$883	$1,771
Class C	$133	$496	$883	$1,971

Columbia Money Market Fund (Current) (Buying Fund)
Class B	$129	$488	$871	$1,747
Class C	$129	$467	$828	$1,847

Columbia Money Market Fund (Pro Forma) (Buying Fund)
Class B	$129	$484	$862	$1,726
Class C	$129	$462	$819	$1,827

Proposal 1. Comparison of Objectives, Strategies and Risks. Reorganization of Columbia Large Cap Value Fund into Columbia Equity Value Fund

Comparison of the Selling Fund and the Buying Fund

The Selling Fund and the Buying Fund:

•	Have Columbia Management as investment manager.

•	Have the same policies for buying and selling shares and the same exchange rights. Please see Exhibit B for a description of these policies for the Buying Fund.

•

Are structured as series of an open-end management investment company. The Selling Fund is organized as a series of a Delaware statutory trust and the Buying Fund is organized as a series of a Massachusetts business trust. Please see Exhibit C to this combined proxy statement/prospectus for more information regarding the differences between the rights of shareholders of the Selling Fund and shareholders of the Buying Fund.

Comparison of Investment Objectives

The investment objectives of the Funds are as follows:

Selling Fund: Columbia Large Cap Value Fund seeks long-term capital appreciation.

Buying Fund: Columbia Equity Value Fund seeks to provide shareholders with growth of capital and income.

Each Fund seeks capital appreciation, although the Buying Fund also seeks income.

Because any investment involves risk, there can be no assurance that any Fund’s investment objective will be achieved. The investment objective of the Selling Fund may be changed without shareholder approval, while the investment objective of the Buying Fund may be changed only with shareholder approval.

Comparison of Principal Investment Strategies

The Funds have generally similar principal investment strategies. Each Fund normally invests at least 80% of its net assets in equity securities. Although each Fund generally focuses its investments on large capitalization companies, the Selling Fund normally invests at least 80% of its net assets in equity securities of companies that fall within the capitalization range of companies in the Russell 1000 Value Index at the time of purchase. As of September 30, 2012, the Buying Fund and the Selling Fund had invested 95.53% and 95.86% of their net assets, respectively, in equity securities of companies with market capitalizations within this range. Each Fund normally invests in common stocks that Columbia Management believes are undervalued. The Selling Fund may also invest in real estate investment trusts (“REITs”); the Buying Fund may invest in REITs, but does not consider investment in REITs part of its principal investment strategies. The Selling Fund may invest up to 20% of its total assets in foreign securities while the Buying Fund may invest up to 25% of its net assets in foreign investments. As of September 30, 2012, the Buying Fund and the Selling Fund had invested 12.78% and 12.97% of their net assets, respectively, in foreign securities.

Additional information regarding the principal investment strategies of each Fund is set forth below:

Columbia Large Cap Value Fund (Selling Fund)	Columbia Equity Value Fund (Buying Fund)

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies that have market capitalizations in the range of the companies in the Russell 1000 Value Index at the time of purchase (between $101 million and $387.3 billion as of May 31, 2012) that Columbia Management believes are undervalued and have the potential for long-term growth. The Fund normally invests in common stocks and may also invest in REITs.

The Fund’s policy of investing at least 80% of its “net assets” (which includes net assets plus any borrowings for investment purposes) discussed above may be changed by the Board without shareholder approval as long as shareholders are given 60 days advance notice of the change.

Under normal circumstances, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities. These securities, generally common stocks, may provide income, offer the opportunity for long-term capital appreciation, or both. The Fund’s investment philosophy is rooted in the belief that a disciplined, systematic, value-oriented approach to investing primarily in large-cap companies provides investors with an excellent opportunity for long-term growth of capital.

The Fund will provide shareholders with at least 60 days’ written notice of any change in the 80% policy.

The Fund may invest up to 20% of its total assets in foreign securities.	The Fund may invest up to 25% of its net assets in foreign investments.
The Fund can invest in any economic sector and, at times, it may emphasize one or more particular sectors.

Buying Fund Investment Style

A description of the investment style of the Buying Fund is set forth below.

In pursuit of the Fund’s objective, Columbia Management chooses equity investments by seeking to:

•

Select companies that are undervalued based on a variety of measures, including, but not limited to price-to-earnings ratios, price-to-book ratios, price-to-free cash flow, current and projected dividends, sum-of-the parts or breakup value and historic relative price valuations.

•

Identify companies with moderate growth potential based on: effective management, as demonstrated by overall performance; financial strength; and underappreciated potential for improvement in industry and thematic trends.

In evaluating whether to sell a security, Columbia Management considers, among other factors, whether:

•	The security is overvalued relative to alternative investments.

•	The security has reached Columbia Management’s price objective.

•	The company has met Columbia Management’s earnings and/or growth expectations.

•	The security exhibits unacceptable correlation characteristics with other portfolio holdings.

•	The company or the security continues to meet the other standards described above.

Differences between the Selling Fund’s principal investment strategies, fundamental and non-fundamental investment policies and holdings and those of the Buying Fund may expose the Selling Fund’s shareholders to new or increased risks. A comparison of the principal risks of investing in the Selling Fund and the Buying Fund is provided under “Comparison of Principal Risks” below.

Comparison of Fundamental Investment Policies

If the Reorganization occurs, the combined Fund will be subject to the fundamental investment policies of the Buying Fund. Columbia Management does not believe that the differences between the fundamental investment policies of the Selling Fund and the Buying Fund result in any material difference in the way the Funds have been managed or in the way the combined Fund will be managed. A “fundamental” investment policy is one that may not be changed without a shareholder vote.

The Funds’ fundamental investment policies are set forth below:

Policy	Columbia Large Cap Value Fund (Selling Fund)	Columbia Equity Value Fund (Buying Fund)
Borrowing/ Issuing Senior Securities	The Fund may not borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.	The Fund will not borrow money, except for temporary purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings) immediately after the borrowings. The Fund will not issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund.
Commodities	The Fund may not purchase or sell commodities, except that the Fund may, to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts. This limitation does not apply to foreign currency transactions, including, without limitation, forward currency contracts.	The Fund will not buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.
Diversification	The Fund may not purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or	The Fund will not purchase more than 10% of the outstanding voting securities of an issuer, except that up to 25% of the Fund’s

Policy	Columbia Large Cap Value Fund (Selling Fund)	Columbia Equity Value Fund (Buying Fund)
instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (i) up to 25% of its total assets may be invested without regard to these limitations and (ii) the Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief obtained by the Fund.

assets may be invested without regard to this 10% limitation.

The Fund will not invest more than 5% of its total assets in securities of any company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities, or other investment companies, and except that up to 25% of the Fund’s total assets may be invested without regard to this 5% limitation.

Industry Concentration	The Fund may not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States or any of their agencies, instrumentalities or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.	The Fund will not concentrate in any one industry. According to the present interpretation by the Securities and Exchange Commission (SEC), this means that up to 25% of the Fund’s total assets, based on current market value at time of purchase, can be invested in any one industry.
Lending	The Fund may not make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.	The Fund will not lend securities or participate in an interfund lending program if the total of all such loans would exceed 33 1/3% of the Fund’s total assets, except this fundamental investment policy shall not prohibit the Fund from purchasing money market securities, loans, loan participation or other debt securities, or from entering into repurchase agreements.
Real Estate	The Fund may not purchase or sell real estate, except the Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate.	The Fund will not buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies

Policy	Columbia Large Cap Value Fund (Selling Fund)	Columbia Equity Value Fund (Buying Fund)
engaged in the real estate business or REITs. For purposes of this policy, real estate includes real estate limited partnerships.
Underwriting	The Fund may not underwrite any issue of securities within the meaning of the Securities Act of 1933, as amended (“1933 Act”) except when it might technically be deemed to be an underwriter either: (i) in connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered management investment companies.	The Fund will not act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

Differences between the Selling Fund’s principal investment strategies, fundamental and non-fundamental investment policies and holdings and those of the Buying Fund may expose the Selling Fund’s shareholders to new or increased risks. A comparison of the principal risks of investing in the Selling Fund and the Buying Fund is provided under “Comparison of Principal Risks” below.

Comparison of Non-Fundamental Investment Policies

If the Reorganization occurs, the combined Fund will be subject to the non-fundamental investment policies (policies that may be changed without a shareholder vote) of the Buying Fund. Columbia Management does not believe that the differences between the non-fundamental policies of the Funds result in any material differences in the way the Funds have been managed or in the way the combined Fund will be managed.

The Funds’ non-fundamental investment policies are set forth below:

Policy	Columbia Large Cap Value Fund (Selling Fund)	Columbia Equity Value Fund (Buying Fund)
Illiquid Securities	The Fund may not invest more than 15% of its net assets in illiquid securities.	No more than 15% of the Fund’s net assets will be held in securities and other instruments that are illiquid.
Investments in Other Investment Companies	The Fund may not purchase securities of other investment companies except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. If shares of the Fund are purchased by another fund in reliance on Section 12(d)(1)(G) of the 1940 Act, for so long as shares of the Fund are held by such fund, the Fund will not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.
Short Selling	The Fund may not sell securities short, except as permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.	The Fund may sell securities short in accordance with the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Differences between the Selling Fund’s principal investment strategies, fundamental and non-fundamental investment policies and holdings and those of the Buying Fund may expose the Selling Fund’s shareholders to new or increased risks. A comparison of the principal risks of investing in the Selling Fund and the Buying Fund is provided below.

Comparison of Principal Risks

Although the Funds describe them somewhat differently, the principal risks associated with investments in the Buying Fund and the Selling Fund are generally similar because the Funds have similar investment objectives, principal investment strategies and investment policies. The actual risks of investing in each Fund depend on the securities held in each Fund’s portfolio and on market conditions, both of which change over time. The Buying Fund is subject to the principal risks described below. Similarities and material differences between the Buying Fund’s principal risks and those of the Selling Fund are also identified below.

•

Active Management Risk. The Buying Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the Buying Fund’s investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives. The Selling Fund is also subject to this principal risk.

•

Issuer Risk. An issuer may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Buying Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures or other events, conditions or factors. The Selling Fund is also subject to this risk.

•

Market Risk. Market risk refers to the possibility that the market values of securities that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Security values may fall because of factors affecting individual companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods, or fail to increase in value. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities. The Selling Fund is also subject to this principal risk.

•

Risks of Foreign Investing. Foreign securities are securities of issuers based outside the United States. An issuer is deemed to be based outside the United States if it is organized under the laws of another country. Foreign securities are primarily denominated in foreign currencies. In addition to the risks associated with domestic securities of the same type, foreign securities are subject to the following risks:

Country risk includes the risks associated with political, economic, social and other conditions or events occurring in the country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets. The liquidity of foreign investments may be more limited than U.S. investments, which means that at times it may be difficult to sell foreign securities at desirable prices.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Buying Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add to or subtract from the value of the investment.

Custody risk refers to the risks associated with the process of clearing and settling trades. Holding securities with local agents and depositories also has risks. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market, which are less reliable than the U.S. markets. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the likelihood of problems occurring. The Selling Fund is also subject to these principal risks.

•

Sector Risk. By emphasizing one or more economic sectors or industries, the Buying Fund may be more susceptible to the financial, market or economic conditions or events affecting the particular issuers, sectors or industries in which it invests than funds that do not so emphasize. The more a fund diversifies its investments, the more it spreads risk and potentially reduces the risks of loss and volatility. The Selling Fund is also subject to this principal risk.

•

Value Securities Risk. Value securities involve the risk that they may never reach what the portfolio managers believe is their full market value either because the market fails to recognize the stock’s intrinsic worth or the portfolio managers misgauged that worth. They also may decline in price, even though in theory they are already undervalued. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Buying Fund’s performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing growth stocks). The Selling Fund is also subject to this principal risk.

Comparison of Performance

The following bar charts and tables provide some illustration of the risks of investing in the Funds by showing, respectively:

•	how each Fund’s performance has varied for each full calendar year shown in the bar chart; and

•	how each Fund’s average annual total returns compare to certain measures of market performance shown in the table.

Both the bar charts and the tables assume that all distributions have been reinvested. The performance of different classes varies because of differences in sales charges and other fees and expenses. How a Fund has performed in the past (before and after taxes) does not indicate how the Fund will perform in the future. The performance shown reflects any fee waiver or expense reimbursement arrangements in effect for the periods reported. In the absence of such fee waiver or expense reimbursement arrangements, the performance shown would have been lower.

Bar Charts. Class A or Class Z share information, as indicated below, is shown in the bar charts; the sales charge for Class A shares is not reflected in the bar charts.

Tables. The tables below show total returns from hypothetical investments in the indicated classes of shares of each Fund. Class Y shares of the Buying Fund have not yet commenced operations; accordingly, performance information for that class is not shown. The returns shown are compared to measures of market performance shown for the same periods.

The inception date of the Selling Fund’s Class R shares is January 23, 2006; the inception date of the Selling Fund’s Class Y shares is July 15, 2009; and the inception date for the Selling Fund’s Class I and Class W shares is September 27, 2010. The returns shown for each of those classes of shares include the returns of the Selling Fund’s Class Z shares (adjusted to reflect higher class-related operating expenses of such classes, where applicable) for periods prior to its inception date. Except for differences in expenses and sales charges (where applicable), these classes of shares would have annual returns substantially similar to those of Class Z shares because all classes of the Selling Fund’s shares invest in the same portfolio of securities.

The inception date of the Buying Fund’s Class I shares is March 4, 2004; the inception date for the Buying Fund’s Class R shares is December 11, 2006; the inception date of the Buying Fund’s Class W shares is December 1, 2006; and the inception date of the Buying Fund’s Class Z shares is December 11, 2006. The returns shown for each of these classes of shares include the returns of the Buying Fund’s Class A shares (adjusted to reflect higher class-related operating expenses of such classes, where applicable) for periods prior to its inception date. Except for differences in expenses and sales charges (where applicable), these classes of shares would have annual returns substantially similar to those of Class A shares because all classes of the Buying Fund’s shares invest in the same portfolio of securities. Class Y shares of the Buying Fund have not yet commenced operations; accordingly, performance information for those classes is not shown.

The performance calculations in the tables assume:

•	the maximum sales charge for Class A shares;

•	redemption at the end of the indicated period and deduction of the applicable CDSC for Class C shares;

•	no sales charge for Class Z shares; and

•	except as noted for Class A shares, no adjustments for taxes paid by an investor on reinvested income and capital gains.

After-Tax Returns

After-tax returns are shown only for Class A shares. After-tax returns for the other share classes will vary. After-tax returns are calculated using the highest historical individual U.S. federal marginal income tax rate and do not reflect the effect of foreign, state or local taxes. Actual after-tax returns will depend on your tax situation and most likely will differ from the returns shown in the table. If you hold your shares in a tax-deferred account, such as a 401(k) plan or an IRA, the after-tax returns do not apply to you because you will not incur taxes until you begin to withdraw from your account.

The return after taxes on distributions for a period may be the same as the return before taxes for the same period if there were no distributions or if the distributions were small. The return after taxes on distributions and sale of Fund shares for a period may be greater than the return before taxes for the same period if there was a tax loss realized on the sale of Fund shares. The benefit of the tax loss (because it can be used to offset other gains) may result in a higher return.

Columbia Large Cap Value Fund (Selling Fund)

CLASS A SHARE PERFORMANCE

(based on calendar years)

During the periods shown in the bar chart, the highest return for a calendar quarter was +16.50% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was -22.02% (quarter ended December 31, 2008).

These returns do not reflect deductions of sales charges, if any, paid by investors and would be lower if they did. The performance of other share classes may vary from that shown because of differences in expenses.

The Fund’s Class A shares year-to-date return at September 30, 2012 was 13.96%.

Columbia Equity Value Fund (Buying Fund)

CLASS A SHARE PERFORMANCE

(based on calendar years)

During the periods shown in the bar chart, the highest return for a calendar quarter was +20.48% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was -23.90% (quarter ended December 31, 2008).

These returns do not reflect deductions of sales charges, if any, paid by investors and would be lower if they did. The performance of other share classes may vary from that shown because of differences in expenses.

The Fund’s Class A shares year-to-date return at September 30, 2012 was 14.03%.

Average Annual Total Returns (for periods ended December 31, 2011)

Columbia Large Cap Value Fund (Selling Fund)	1 year	5 years	10 years
Class A
Return before taxes	-13.39%	-4.91%	+1.81%
Return after taxes on distributions	-13.51%	-5.42%	+1.26%
Return after taxes on distributions and sale of Fund shares	-8.55%	-4.05%	+1.52%

Class B
Return before taxes	-13.40%	-4.84%	+1.62%

Class C
Return before taxes	-9.76%	-4.52%	+1.62%

Class I
Return before taxes	-7.83%	-3.50%	2.67%

Class R
Return before taxes	-8.35%	-4.02%	2.14%

Class W
Return before taxes	-8.11%	-3.80%	+2.36%

Class Y
Return before taxes	-7.85%	-3.46%	+2.69%

Class Z
Return before taxes	-7.96%	-3.55%	+2.65%

Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	+0.39%	-2.64%	+3.89%

Average Annual Total Returns (for periods ended December 31, 2011)

Columbia Equity Value Fund (Buying Fund)	1 year	5 years	10 years
Class A
Return before taxes	-11.64%	-3.48%	+2.39%
Return after taxes on distributions	-11.80%	-4.26%	+1.79%
Return after taxes on distributions and sale of Fund shares	-7.36%	-3.14%	+1.83%

Class B
Return before taxes	-11.53%	-3.41%	+2.21%

Class C
Return before taxes	-7.75%	-3.06%	+2.22%

Class I
Return before taxes	-5.85%	-1.91%	+3.34%

Class R
Return before taxes	-6.48%	-2.55%	+2.74%

Class W
Return before taxes	-6.27%	-2.35%	+2.97%

Class Z
Return before taxes	-5.89%	-2.24%	+3.04%

Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	+0.39%	-2.64%	+3.89%

Proposal 2. Comparison of Objectives, Strategies and Risks. Reorganization of Columbia Multi-Advisor International Value Fund into Columbia Overseas Value Fund

Comparison of the Selling Fund and the Buying Fund

The Selling Fund and the Buying Fund:

•

Have Columbia Management as investment manager. Dimensional Fund Advisors, L.P. (“DFA”) andMondrian Investment Partners Limited (“Mondrian”) serve as subadvisers (the “subadvisers”) for the Selling Fund. The Buying Fund is not subadvised.

•	Have the same policies for buying and selling shares and the same exchange rights. Please see Exhibit B for a description of these policies for the Buying Fund.

•

Are structured as series of an open-end management investment company. The Selling Fund is organized as a series of a Massachusetts business trust and the Buying Fund is organized as a series of a Delaware statutory trust. Please see Exhibit C to this combined proxy statement/prospectus for more information regarding the differences between the rights of shareholders of the Selling Fund and shareholders of the Buying Fund.

Comparison of Investment Objectives

The investment objectives of the Funds are as follows:

Selling Fund: Columbia Multi-Advisor International Value Fund seeks to provide shareholders with long-term capital growth.

Buying Fund: Columbia Overseas Value Fund seeks long-term capital appreciation.

Each Fund seeks generally the same investment objective.

Because any investment involves risk, there can be no assurance that any Fund’s investment objective will be achieved. The investment objective of the Selling Fund may be changed only with shareholder approval, while the investment objective of the Buying Fund may be changed without shareholder approval.

Comparison of Principal Investment Strategies

The Funds have generally similar principal investment strategies. Each Fund invests primarily in equity securities of foreign companies, and each Fund typically invests in at least three non-U.S. countries. The Buying Fund normally invests at least 80% of total assets in equity securities of foreign companies that have market capitalizations of more than $1 billion at the time of purchase as part of its principal investment strategies. The Buying Fund may invest in currency forwards while the Selling Fund does not have a similar principal investment strategy. Although each Fund may invest in both developed and emerging markets, the Buying Fund may not invest more than 20% of its total assets in emerging market securities; the Selling Fund is not similarly constrained. As of September 30, 2012, the Buying Fund and the Selling Fund had invested 2.35% and 7.83% of their net assets, respectively, in emerging market securities. The Buying Fund normally invests no more than 5% of its total assets in a single security. For Columbia Management’s sleeve of the Selling Fund, Columbia Management normally invests no more than 5% of its total assets in a single security.

Additional information regarding the principal investment strategies of each Fund is set forth below:

Columbia Multi-Advisor International Value Fund (Selling Fund)	Columbia Overseas Value Fund (Buying Fund)
The Fund’s assets primarily are invested in equity securities of foreign issuers that are believed to be undervalued and offer growth potential. These equity securities generally include common stocks, preferred stock and depositary receipts.	Under normal circumstances, the Fund invests at least 80% of total assets in equity securities of foreign companies that have market capitalizations of more than $1 billion at the time of purchase.
The Fund may invest directly in foreign securities or indirectly through closed-end investment companies and depositary receipts. Depositary receipts are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign companies.
A portion of the Fund’s assets are managed by Columbia Management, while DFA and Mondrian each manage other portions of the Fund’s assets. Columbia Management, subject to the oversight of the Fund’s board of trustees, decides the proportion of the Fund assets to be managed by it and each subadviser, and may change these proportions at any time. Columbia Management and the subadvisers act independently of the other and each uses its own methodology for selecting stocks.

For Columbia Management’s sleeve, Columbia Management seeks to identify equity securities of foreign companies that have market capitalizations of more than $1 billion at the time of purchase. The foreign companies are typically in at least three countries, other than the United States, at any one time and may be in emerging market countries.

For the DFA-managed sleeve, under normal market conditions, DFA intends to invest at least 40% of the Fund’s assets it manages in companies of three or more non-U.S. developed market countries that have been designated as approved markets by DFA.

For the Mondrian-managed sleeve, Mondrian emphasizes small-cap investment opportunities for the Fund. Mondrian considers small-cap investment opportunities to be companies whose market capitalization falls within the range of companies in the Morgan Stanley Capital International (MSCI) World Ex-U.S. Small Cap Index. The MSCI World Ex-U.S. Small Cap Index is composed of stocks which are categorized as small capitalization stocks and is designed to measure equity performance in 23 global developed markets, excluding the United States.

The Fund typically invests in foreign companies in at least three countries, other than the United States, at any one time and may invest in emerging market countries.

Columbia Multi-Advisor International Value Fund (Selling Fund)	Columbia Overseas Value Fund (Buying Fund)

Although not a principal investment strategy, the Fund may use other derivatives such as futures, options, forward contracts, and swaps, including credit default swaps (which are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities, pools of securities, indexes or currencies). These derivative instruments are used to produce incremental earnings, to hedge existing positions, to increase or reduce market or credit exposure, or to increase investment flexibility.

For Columbia Management’s sleeve, Columbia Management invests in common stocks and may invest in derivatives, including futures, forwards, options, swap contracts and other derivatives for both hedging and non-hedging purposes, including, for example, to seek to enhance returns or as a substitute for a position in an underlying asset.

The Fund may invest in currency forwards for hedging purposes and futures for both hedging and non-hedging purposes, including, for example, to seek to enhance returns or, in certain unusual circumstances, when holding a derivative is deemed preferable to holding the underlying asset.
For Columbia Management’s sleeve, Columbia Management normally invests no more than 5% of its total assets in a single security; typically invests up to the greater of (i) 20% of its total assets in a single country or industry or (ii) 150% of the weighting of a single country or industry in the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Value Index (limited to less than 25% of its total assets in a single industry, other than U.S. Government obligations)

The Fund has the following limits on its investments, which are applied at the time investment is made:

The Fund normally invests no more than 5% of its total assets in a single security.

The Fund typically invests up to the greater of (i) 20% of its total assets in a single country or industry or (ii) 150% of the weighting of a single country or industry in the MSCI Europe, Australasia, Far East (MSCI EAFE) Value Index (limited to less than 25% of its total assets in a single industry, other than U.S. Government obligations).

The Fund may invest in both developed and emerging markets.

For Columbia Management’s sleeve, Columbia Management generally may not invest more than 20% of its total assets in emerging market countries.

The Fund generally may not invest more than 20% of its total assets in emerging market countries.

Buying Fund Investment Style

A description of the investment style of the Buying Fund is set forth below.

Columbia Management combines fundamental and quantitative analysis with risk management in identifying value opportunities and constructing the Fund’s portfolio. Columbia Management considers, among other factors:

•	businesses that are believed to be fundamentally sound and undervalued due to investor indifference, investor misperception of company prospects, or other factors;

•

various measures of valuation, including price-to-cash flow, price-to-earnings, price-to-sales, and price-to-book value. Columbia Management believes that companies with lower valuations are generally more likely to provide opportunities for capital appreciation;

•	a company’s current operating margins relative to its historic range and future potential; and

•

potential indicators of stock price appreciation, such as anticipated earnings growth, company restructuring, changes in management, business model changes, new product opportunities, or anticipated improvements in macroeconomic factors.

Columbia Management may sell a security when the security’s price reaches a target set by Columbia Management; if Columbia Management believes that there is deterioration in the issuer’s financial circumstances or fundamental prospects, or that other investments are more attractive; or for other reasons.

Differences between the Selling Fund’s principal investment strategies, fundamental and non-fundamental investment policies and holdings and those of the Buying Fund may expose the Selling Fund’s shareholders to new or increased risks. A comparison of the principal risks of investing in the Selling Fund and the Buying Fund is provided under “Comparison of Principal Risks” below.

Comparison of Fundamental Investment Policies

If the Reorganization occurs, the combined Fund will be subject to the fundamental investment policies of the Buying Fund. Columbia Management does not believe that the differences between the fundamental investment policies of the Selling Fund and the Buying Fund result in any material difference in the way the Funds have been managed or in the way the combined Fund will be managed. A “fundamental” investment policy is one that may not be changed without a shareholder vote.

The Funds’ fundamental investment policies are set forth below:

Policy	Columbia Multi-Advisor International Value Fund (Selling Fund)	Columbia Overseas Value Fund (Buying Fund)
Borrowing/ Issuing Senior Securities	The Fund will not borrow money, except for temporary purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings) immediately after the borrowings. The Fund will not issue senior securities, except as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.	The Fund may not borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
Commodities	The Fund will not buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the fund from buying or selling options, futures contracts and foreign currency or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.	The Fund may not purchase or sell commodities, except that the Fund may, to the extent consistent with its investment objective: (i) invest in securities of companies that purchase or sell commodities or which invest in such programs, (ii) purchase and sell options, forward contracts, futures contracts, and options on futures contracts and (iii) enter into swap contracts and other financial transactions relating to commodities. This

Policy	Columbia Multi-Advisor International Value Fund (Selling Fund)	Columbia Overseas Value Fund (Buying Fund)
limitation does not apply to foreign currency transactions including without limitation forward currency contracts.
Diversification

The Fund will not purchase more than 10% of the outstanding voting securities of an issuer, except that up to 25% of the Fund’s assets may be invested without regard to this 10% limitation.

The Fund will not invest more than 5% of its total assets in securities of any company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities, or other investment companies, and except that up to 25% of the Fund’s total assets may be invested without regard to this 5% limitation.

The Fund may not purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (i) up to 25% of its total assets may be invested without regard to these limitations and (ii) the Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief obtained by the Fund.
Industry Concentration	The Fund will not concentrate in any one industry. According to the present interpretation by the SEC, this means that up to 25% of the fund’s total assets, based on current market value at time of purchase, can be invested in any one industry.	The Fund may not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States or any of their agencies, instrumentalities or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
Lending	The Fund will not lend securities or participate in an interfund lending program if the total of all such loans would exceed 33 1/3% of the Fund’s total assets, except this fundamental investment policy shall not prohibit the fund from purchasing money market securities, loans, loan participation or other debt securities, or from entering into repurchase agreements.	The Fund may not make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Policy	Columbia Multi-Advisor International Value Fund (Selling Fund)	Columbia Overseas Value Fund (Buying Fund)
Real Estate	The Fund will not buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or REITs. For purposes of this policy, real estate includes real estate limited partnerships.	The Fund may not purchase or sell real estate, except the Fund may: (i) purchase securities of issuers which deal or invest in real estate, (ii) purchase securities which are secured by real estate or interests in real estate and (iii) hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein.
Underwriting	The Fund will not act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.	The Fund may not underwrite any issue of securities within the meaning of the 1933 Act, as amended, except when it might technically be deemed to be an underwriter either: (i) in connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered management investment companies.

Differences between the Selling Fund’s principal investment strategies, fundamental and non-fundamental investment policies and holdings and those of the Buying Fund may expose the Selling Fund’s shareholders to new or increased risks. A comparison of the principal risks of investing in the Selling Fund and the Buying Fund is provided under “Comparison of Principal Risks” below.

Comparison of Non-Fundamental Investment Policies

If the Reorganization occurs, the combined Fund will be subject to the non-fundamental investment policies (policies that may be changed without a shareholder vote) of the Buying Fund. Columbia Management does not believe that the differences between the non-fundamental policies of the Funds result in any material differences in the way the Funds have been managed or in the way the combined Fund will be managed.

The Funds’ non-fundamental investment policies are set forth below:

Policy	Columbia Multi-Advisor International Value Fund (Selling Fund)	Columbia Overseas Value Fund (Buying Fund)
Illiquid Securities	No more than 15% of the Fund’s net assets will be held in securities and other instruments that are illiquid.	The Fund may not invest more than 15% of its net assets in illiquid securities.
Investments in Other Investment Companies	The Fund may not purchase securities of other investment companies except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. If shares of the Fund are purchased by another fund in reliance on Section 12(d)(1)(G) of the 1940 Act, for so long as shares of the Fund are held by such fund, the Fund will not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

Policy	Columbia Multi-Advisor International Value Fund (Selling Fund)	Columbia Overseas Value Fund (Buying Fund)
Short Selling	The Fund may sell securities short in accordance with the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.	The Fund may not sell securities short, except as permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Differences between the Selling Fund’s principal investment strategies, fundamental and non-fundamental investment policies and holdings and those of the Buying Fund may expose the Selling Fund’s shareholders to new or increased risks. A comparison of the principal risks of investing in the Selling Fund and the Buying Fund is provided below.

Comparison of Principal Risks

Although the Funds describe them somewhat differently, the principal risks associated with investments in the Buying Fund and the Selling Fund are generally similar because the Funds have similar investment objectives, principal investment strategies and investment policies. The actual risks of investing in each Fund depend on the securities held in each Fund’s portfolio and on market conditions, both of which change over time. The Buying Fund is subject to the principal risks described below. Similarities and material differences between the Buying Fund’s principal risks and those of the Selling Fund are also identified below.

•

Investment Strategy Risk. The Fund’s manager uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. There is no assurance that the Fund will achieve its investment objective. Investment decisions may not produce the expected returns, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. The Selling Fund is also subject to this principal risk.

•

Market Risk. Market risk refers to the possibility that the market values of securities that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Security values may fall because of factors affecting individual companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods, or fail to increase in value. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities. The Selling Fund is also subject to this principal risk.

•

Value Securities Risk. Value securities are securities of companies that may have experienced, for example, adverse business, industry or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. The market value of a portfolio security may not meet Columbia Management’s future value assessment of that security, or may decline. There is also a risk that it may take longer than expected for the value of these investments to rise to the believed value. In addition, value securities, at times, may not perform as well as growth securities or the stock market in general, and may be out of favor with investors for varying periods of time. The Selling Fund is also subject to this principal risk.

•

Smaller Company Securities Risk. Securities of small- or mid-capitalization companies (smaller companies) can, in certain circumstances, have a higher potential for gains than securities of large-capitalization companies but may also have more risk. For example, smaller companies may be more vulnerable to market downturns and adverse business or economic events than larger, more established companies because they may have more limited financial resources and business operations. These companies are also more likely than large-capitalization companies (larger companies) to have more limited product lines and operating histories and to depend on smaller management teams. Their securities may trade less frequently and in smaller volumes and may be less liquid and fluctuate more sharply in value than securities of larger companies. In addition, some smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks. The Selling Fund is also subject to this principal risk.

•

Foreign Securities Risk. Foreign securities are subject to special risks as compared to securities of U.S. issuers. For example, foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies, or in U.S. dollars, without a change in the intrinsic value of those securities. Foreign securities may be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial fees and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose potentially confiscatory withholding or other taxes, which could reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; and accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies. The Selling Fund is also subject to this principal risk.

•

Emerging Market Securities Risk. Securities issued by foreign governments or companies in emerging market countries, like those in Russia, Eastern Europe, the Middle East, Asia, Latin America or Africa, are more likely to have greater exposure to the risks of investing in foreign securities that are described in Foreign Securities Risk. In addition, emerging market countries are more likely to experience instability resulting, for example, from rapid social, political and economic development. Their economies are usually less mature and their securities markets are typically less developed with more limited trading activity than more developed countries. Emerging market securities tend to be more volatile than securities in more developed markets. Many emerging market countries are heavily dependent on international trade, which makes them more sensitive to world commodity prices and economic downturns in other countries. Some emerging market countries have a higher risk of currency devaluations, and some of these countries may experience periods of high inflation or rapid changes in inflation rates. The Selling Fund is also subject to this principal risk.

•

Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The Selling Fund is also subject to this principal risk.

•

Derivatives Risk – Forward Foreign Currency Contracts. The Fund may enter into forward foreign currency contracts, which are a type of derivative contract, whereby the Fund may agree to buy or sell a country’s currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. These currency contracts may change in value due to foreign market fluctuations or foreign currency value fluctuations. The effectiveness of any currency hedging strategy by a Fund may be reduced by the Fund’s inability to precisely match forward contract amounts and the value of securities involved. Forward foreign currency contracts used for hedging may also limit any potential gain that might result from an increase or decrease in the value of the currency. When entering into forward foreign currency contracts for investment purposes, unanticipated changes in the currency markets could result in reduced performance for the Fund. At or prior to maturity of a forward contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been movement in forward contract prices. When the Fund converts its foreign currencies into U.S. dollars it may incur currency conversion costs due to the spread between the prices at which it may buy and sell various currencies in the market. The Selling Fund is also subject to this principal risk.

•

Currency Risk. Securities denominated in non-U.S. dollar currencies are subject to the risk that, for example, if the value of a foreign currency were to decline against the U.S. dollar, such decline would reduce the U.S. dollar value of any securities held by the Fund denominated in that currency. The Selling Fund is also subject to this principal risk.

•

Depositary Receipts Risks. Some foreign securities are traded in the form of American Depositary Receipts (ADRs). Depositary receipts involve the risks of other investments in foreign securities, including risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications. The Selling Fund is not subject to depository receipts risks as a principal risk, but may be subject to such risk to the extent of its investments, if any, in ADRs.

Comparison of Performance

The following bar charts and tables provide some illustration of the risks of investing in the Funds by showing, respectively:

•	how each Fund’s performance has varied for each full calendar year shown in the bar chart; and

•	how each Fund’s average annual total returns compare to certain measures of market performance shown in the table.

Both the bar charts and the tables assume that all distributions have been reinvested. The performance of different classes varies because of differences in sales charges and other fees and expenses. How a Fund has performed in the past (before and after taxes) does not indicate how the Fund will perform in the future. The performance shown reflects any fee waiver or expense reimbursement arrangements in effect for the periods reported. In the absence of such fee waiver or expense reimbursement arrangements, the performance shown would have been lower.

Bar Charts. Class A or Class Z share information, as applicable, is shown in the bar charts; the sales charge for Class A shares is not reflected in the bar charts.

Tables. The tables below show total returns from hypothetical investments in the indicated classes of shares of each Fund. Class B and Class K shares of the Buying Fund have not yet commenced operations; accordingly, performance information for those classes is not shown. The returns shown are compared to measures of market performance shown for the same periods.

The inception date of the Selling Fund’s Class I shares is March 4, 2004 and the inception date of the Selling Fund’s Class Z shares is September 27, 2010. The returns shown for these classes of shares include the returns of the Selling Fund’s Class A shares (adjusted to reflect higher class-related operating expenses of such classes, where applicable) for periods prior to the inception of these classes. Except for differences in expenses and sales charges (where applicable), these classes of shares would have annual returns substantially similar to those of Class A shares because all classes of the Selling Fund’s shares invest in the same portfolio of securities.

The performance calculations in the tables assume:

•	the maximum sales charge for Class A shares;

•	redemption at the end of the indicated period and deduction of the applicable CDSC for Class C shares;

•	no sales charge for Class Z shares; and

•	except as noted for Class A shares, no adjustments for taxes paid by an investor on reinvested income and capital gains.

After-Tax Returns

After-tax returns are shown only for Class A shares or Class Z shares, as applicable. After-tax returns for the other share classes will vary. After-tax returns are calculated using the highest historical individual U.S. federal marginal income tax rate and do not reflect the effect of foreign, state or local taxes. Actual after-tax returns will depend on your tax situation and most likely will differ from the returns shown in the table. If you hold your shares in a tax-deferred account, such as a 401(k) plan or an IRA, the after-tax returns do not apply to you because you will not incur taxes until you begin to withdraw from your account.

The return after taxes on distributions for a period may be the same as the return before taxes for the same period if there were no distributions or if the distributions were small. The return after taxes on distributions and sale of Fund shares for a period may be greater than the return before taxes for the same period if there was a tax loss realized on the sale of Fund shares. The benefit of the tax loss (because it can be used to offset other gains) may result in a higher return.

Columbia Multi-Advisor International Value Fund (Selling Fund)

CLASS A SHARE PERFORMANCE

(based on calendar years)

During the periods shown in the bar chart, the highest return for a calendar quarter was +25.00% (quarter ended June 30, 2009) and the lowest return for a calendar quarter was -24.70% (quarter ended December 31, 2008).

These returns do not reflect deductions of sales charges, if any, paid by investors and would be lower if they did. The performance of other share classes may vary from that shown because of differences in expenses.

The Fund’s Class A shares year-to-date return at September 30, 2012 was 6.97%.

Columbia Overseas Value Fund (Buying Fund)

CLASS Z SHARE PERFORMANCE

(based on calendar years)

During the periods shown in the bar chart, the highest return for a calendar quarter was +32.29% (quarter ended June 30, 2009) and the lowest return for a calendar quarter was -18.87% (quarter ended September 31, 2011).

These returns do not reflect deductions of sales charges, if any, paid by investors and would be lower if they did. The performance of other share classes may vary from that shown because of differences in expenses.

The Fund’s Class Z shares year-to-date return at September 30, 2012 was 9.65%.

Average Annual Total Returns (for periods ended December 31, 2011)

Columbia Multi-Advisor International Value Fund (Selling Fund)	1 year	5 years	10 years
Class A
Return before taxes	-22.09%	-10.15%	+3.49%
Return after taxes on distributions	-22.31%	-11.04%	+2.59%
Return after taxes on distributions and sale of Fund shares	-13.64%	-8.28%	+3.06%

Class B
Return before taxes	-22.04%	-10.05%	+3.31%

Class C
Return before taxes	-18.91%	-9.79%	+3.31%

Class I
Return before taxes	-17.10%	-8.60%	+4.52%

Class K
Return before taxes	-17.21%	-8.72%	+4.38%

Class Z
Return before taxes	-17.28%	-9.04%	+4.13%

Morgan Stanley Capital International (MSCI) EAFE Value Index (Net) (reflects dividends net of withholding taxes but reflects no deduction for fees, expenses or taxes)	-12.17%	-6.33%	+4.98%

MSCI EAFE Value Index (Gross) (reflects no deduction for fees, expenses or taxes)	-11.65%	-5.77%	+5.53%

Average Annual Total Returns (for periods ended December 31, 2011)

Columbia Overseas Value Fund (Buying Fund)	1 year	Life of Fund (Mar. 31, 2008)
Class Z
Return before taxes	-10.38%	-7.44%
Return after taxes on distributions	-10.55%	-7.84%
Return after taxes on distributions and sale of Fund shares	-5.81%	-6.13%

MSCI EAFE Value Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or taxes)	-12.17%	-7.27%

Proposal 3. Comparison of Objectives, Strategies and Risks. Reorganization of Columbia High Yield Opportunity Fund into Columbia High Yield Bond Fund

Comparison of the Selling Fund and the Buying Fund

The Selling Fund and the Buying Fund:

•	Have Columbia Management as investment manager.

•	Have the same policies for buying and selling shares and the same exchange rights. Please see Exhibit B for a description of these policies for the Buying Fund.

•

Are structured as series of an open-end management investment company. Each Fund is organized as a series of a Massachusetts business trust. Please see Exhibit C to this combined proxy statement/prospectus for more information regarding the differences between the rights of shareholders of the Selling Fund and shareholders of the Buying Fund.

Comparison of Investment Objectives

The investment objectives of the Funds are as follows:

Selling Fund: Columbia High Yield Opportunity Fund seeks total return, consisting of current income and capital appreciation.

Buying Fund: Columbia High Yield Bond Fund seeks to provide shareholders with high current income as its primary objective and, as its secondary objective, capital growth.

Each Fund seeks generally the same investment objective.

Because any investment involves risk, there can be no assurance that any Fund’s investment objective will be achieved. The investment objective of the Selling Fund may be changed without shareholder approval, while the investment objective of the Buying Fund may be changed only with shareholder approval.

Comparison of Principal Investment Strategies

The Funds have generally similar principal investment strategies. Each Fund normally invests at least 80% of its net assets in high-yield debt securities that are rated below investment grade by a nationally recognized rating service or, if unrated, determined to be of comparable quality by Columbia Management. Both Funds invest in below investment grade corporate debt securities, but the Buying Fund also may invest in below investment grade bank loans. The Selling Fund may invest without limit in debt securities issued by foreign governments, companies or other entities, including in emerging market countries, while the Buying Fund may invest up to 25% of its total assets in high yield debt instruments of foreign issuers. As of September 30, 2012, the Buying Fund and the Selling Fund had invested 10.07% and 9.99% of their net assets, respectively, in foreign securities. As part of its principal investment strategies, the Selling Fund may invest in derivatives for both hedging and non-hedging purposes; the Buying Fund has no similar principal investment strategy, though it may make such investments.

Additional information regarding the principal investment strategies of each Fund is set forth below:

Columbia High Yield Opportunity Fund (Selling Fund)	Columbia High Yield Bond Fund (Buying Fund)
Under normal circumstances, the Fund invests at least 80% of its net assets in below investment grade corporate debt securities. These securities commonly	Under normal market conditions, the Fund will invest at least 80% of its net assets (including the amount of any borrowings for investment purposes)

Columbia High Yield Opportunity Fund (Selling Fund)	Columbia High Yield Bond Fund (Buying Fund)

are referred to as “junk bonds” and generally will be rated below investment grade by at least one nationally recognized rating service or unrated but determined by Columbia Management to be of comparable quality.

The Fund’s policy of investing at least 80% of its “net assets” (which includes net assets plus any borrowings for investment purposes) discussed above may be changed by the board without shareholder approval as long as shareholders are given 60 days advance notice of the change.

in high-yield debt instruments (commonly referred to as “junk bonds or securities”). These high yield debt instruments include corporate debt securities as well as bank loans rated below investment grade by a nationally recognized statistical rating organization, or if unrated, determined to be of comparable quality by Columbia Management.

The Fund will provide shareholders with at least 60 days’ written notice of any change in the 80% policy.

Corporate debt securities in which the Fund invests are typically unsecured, with a fixed-rate of interest, and are usually issued by companies or similar entities to provide financing for their operations, or other activities.

The Fund may invest in fixed income securities of any maturity and does not seek to maintain a particular dollar-weighted average maturity. Bond maturities range from less than 1 year to more than 30 years. Typically, the longer a bond’s maturity, the more price risk the Fund, and a bond fund investor, faces as interest rates rise, but the Fund could receive a higher yield in return for that longer maturity and higher interest rate risk. Because the Fund emphasizes high-yield investments, the portfolio manager puts more emphasis on credit risk in selecting investments than either maturity or duration.

The Fund may invest in debt securities issued by foreign governments, companies or other entities, including in emerging market countries.	Up to 25% of the Fund may be invested in high yield debt instruments of foreign issuers.
The Fund may invest in derivatives, including futures, forwards, options, swap contracts and other derivative instruments. The Fund may invest in derivatives for both hedging and non-hedging purposes, including, for example, to seek to enhance returns or as a substitute for a position in an underlying asset.	Although not a principal investment strategy, the Fund may use derivatives such as futures, options, forward contracts, and swaps, including credit default swaps (which are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities, pools of securities, indexes or currencies). These derivative instruments are used to produce incremental earnings, to hedge existing positions, to increase or reduce market or credit exposure, or to increase flexibility.
The Fund may invest in equity securities, including common stocks, preferred stocks, warrants and debt securities convertible into common stocks.
The Fund may also invest in private placements.

Columbia High Yield Opportunity Fund (Selling Fund)	Columbia High Yield Bond Fund (Buying Fund)
The Fund may invest significantly in privately placed securities that have not been registered for sale under the Securities Act of 1933 pursuant to Rule 144A (Rule 144A securities) that are determined to be liquid in accordance with procedures adopted by the Fund’s Board of Trustees.

Buying Fund Investment Style

A description of the investment style of the Buying Fund is set forth below.

In pursuit of the Fund’s objectives, Columbia Management chooses investments using:

•	Rigorous, in-house credit research using a proprietary risk and relative value rating system with the goal of generating strong risk-adjusted returns.

•	A process focused on identifying issuers with improving credit quality characterized by several factors including:

•	stable and strengthening cash flows,

•	the ability to de-leverage through free cash flow,

•	asset valuations supporting debt,

•	strong management,

•	strong and sustainable market positioning, and

•	access to capital.

•	A top-down assessment of broad economic and market conditions to determine quality and industry weightings.

Additionally, for bank loans, Columbia Management’s process includes a review of the legal documentation supporting the loan, including an analysis of the covenants and the rights and remedies of the lender.

In evaluating whether to sell an investment, considerations by Columbia Management include but are not limited to:

•	Deterioration in the issuer’s results relative to analyst expectations,

•	Inability of the issuer to de-leverage,

•	Reduced asset coverage for the issuer,

•	Deterioration in the issuer’s competitive position,

•	Reduced access to capital for the issuer,

•	Changes in the issuer’s management,

•	Columbia Management’s price target for the security has been achieved, and

•	Columbia Management’s assessment of the security’s relative upside value is limited.

Differences between the Selling Fund’s principal investment strategies, fundamental and non-fundamental investment policies and holdings and those of the Buying Fund may expose the Selling

Fund’s shareholders to new or increased risks. A comparison of the principal risks of investing in the Selling Fund and the Buying Fund is provided under “Comparison of Principal Risks” below.

Comparison of Fundamental Investment Policies

If the Reorganization occurs, the combined Fund will be subject to the fundamental investment policies of the Buying Fund. Columbia Management does not believe that the differences between the fundamental investment policies of the Selling Fund and the Buying Fund result in any material difference in the way the Funds have been managed or in the way the combined Fund will be managed. A “fundamental” investment policy is one that may not be changed without a shareholder vote.

The Funds’ fundamental investment policies are set forth below:

Policy	Columbia High Yield Opportunity Fund (Selling Fund)	Columbia High Yield Bond Fund (Buying Fund)
Borrowing/ Issuing Senior Securities	The Fund may not borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.	The Fund will not borrow money, except for temporary purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings) immediately after the borrowings. The Fund will not issue senior securities except to the extent permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
Commodities	The Fund may not purchase or sell commodities, except that the Fund may to the extent consistent with its investment objective: (i) invest in securities of companies that purchase or sell commodities or which invest in such programs, (ii) purchase and sell options, forward contracts, futures contracts, and options on futures contracts and (iii) enter into swap contracts and other financial transactions relating to commodities. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts.	The Fund will not buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.
Diversification	The Fund may not purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (i) up to 25% of its total assets may be invested without regard to these limitations and (ii) the Fund’s assets may

The Fund will not purchase more than 10% of the outstanding voting securities of an issuer, except that up to 25% of the Fund’s assets may be invested without regard to this 10% limitation.

The Fund will not invest more than 5% of its total assets in securities of any company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued or guaranteed by the U.S. government, its

Policy	Columbia High Yield Opportunity Fund (Selling Fund)	Columbia High Yield Bond Fund (Buying Fund)
	be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief.	agencies, or instrumentalities, or other investment companies, and except that up to 25% of the Fund’s total assets may be invested without regard to this 5% limitation.
Industry Concentration	The Fund may not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States or any of their agencies, instrumentalities or political subdivisions, and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies or subsidiaries to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief	The Fund will not concentrate in any one industry. According to the present interpretation by the SEC, this means that up to 25% of the Fund’s total assets, based on current market value at time of purchase, can be invested in any one industry.
Lending	The Fund may not make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.	The Fund will not lend securities or participate in an interfund lending program if the total of all such loans would exceed 33 1/3% of the Fund’s total assets, except this fundamental investment policy shall not prohibit the Fund from purchasing money market securities, loans, loan participation or other debt securities, or from entering into repurchase agreements.
Real Estate	The Fund may not purchase or sell real estate, except the Fund may: (i) purchase securities of issuers which deal or invest in real estate, (ii) purchase securities which are secured by real estate or interests in real estate and (iii) hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein.	The Fund will not buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.
Underwriting	The Fund may not underwrite any issue of securities issued by other persons within the meaning of the 1933 Act except when it might be deemed to be an underwriter	The Fund will not act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it

Policy	Columbia High Yield Opportunity Fund (Selling Fund)	Columbia High Yield Bond Fund (Buying Fund)
	either: (i) in connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer thereof in accordance with the Fund’s investment objective. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered investment companies.	purchases securities directly from the issuer and later resells them.

Differences between the Selling Fund’s principal investment strategies, fundamental and non-fundamental investment policies and holdings and those of the Buying Fund may expose the Selling Fund’s shareholders to new or increased risks. A comparison of the principal risks of investing in the Selling Fund and the Buying Fund is provided under “Comparison of Principal Risks” below.

Comparison of Non-Fundamental Investment Policies

If the Reorganization occurs, the combined Fund will be subject to the non-fundamental investment policies (policies that may be changed without a shareholder vote) of the Buying Fund. Columbia Management does not believe that the differences between the non-fundamental policies of the Funds result in any material differences in the way the Funds have been managed or in the way the combined Fund will be managed.

The Funds’ non-fundamental investment policies are set forth below:

Policy	Columbia High Yield Opportunity Fund (Selling Fund)	Columbia High Yield Bond Fund (Buying Fund)
Illiquid Securities	The Fund may not invest more than 15% of its net assets in illiquid securities.	No more than 15% of the Fund’s net assets will be held in securities and other instruments that are illiquid.
Investments in Foreign Securities	No restriction.	Up to 25% of the Fund’s net assets may be invested in foreign investments.
Investments in Other Investment Companies	The Fund may not purchase securities of other investment companies except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. If shares of the Fund are purchased by another fund in reliance on Section 12(d)(1)(G) of the 1940 Act, for so long as shares of the Fund are held by such fund, the Fund will not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.
Short Selling	The Fund may not sell securities short, except as permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.	The Fund may sell securities short in accordance with the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Differences between the Selling Fund’s principal investment strategies, fundamental and non-fundamental investment policies and holdings and those of the Buying Fund may expose the Selling Fund’s shareholders to new or increased risks. A comparison of the principal risks of investing in the Selling Fund and the Buying Fund is provided below.

Comparison of Principal Risks

Although the Funds describe them somewhat differently, the principal risks associated with investments in the Buying Fund and the Selling Fund are generally similar because the Funds have similar investment objectives, principal investment strategies and investment policies. The actual risks of investing in each Fund depend on the securities held in each Fund’s portfolio and on market conditions, both of which change over time. The Buying Fund is subject to the principal risks described below. Similarities and material differences between the Buying Fund’s principal risks and those of the Selling Fund are also identified below.

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Active Management Risk. The Buying Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the Buying Fund’s investment objective. Due to its active management, the Fund could underperform its benchmark index and/or other mutual funds with a similar investment objective and/or strategies. The Fund may fail to achieve its investment objective and you may lose money. The Selling Fund is also subject to this principal risk.

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Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Buying Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors. The Selling Fund is also subject to this risk.

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Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Security values may fall or fail to rise because of a variety of factors affecting (or the market’s perception of) individual companies (e.g., an unfavorable earnings report), industries or sectors, or the market as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. The Selling Fund is also subject to this principal risk.

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Foreign Securities Risk. Investments in foreign securities involve certain risks not associated with investments in securities of U.S. companies. For example, foreign markets can be extremely volatile. Foreign securities are primarily denominated in foreign currencies. Fluctuations in currency exchange rates may impact the value of foreign securities, without a change in the intrinsic value of those securities. Foreign securities may also be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial costs and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose withholding or other taxes on the Fund’s income and capital gain on foreign securities, which could reduce the Fund’s yield on such securities. Other risks include possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about companies; the impact of economic, political, social, diplomatic or other conditions or events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies; and local agents are held only to the standard of care of the local markets, which may be less reliable than the U.S. markets. It may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the level of risks. The Selling Fund is also subject to these principal risks.

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Counterparty Risk. The risk exists that a counterparty to a financial instrument held by the Fund or held by a special purpose or structured vehicle in which the Fund invests becomes insolvent or otherwise fails to perform its obligations due to financial difficulties, including making payments to the Fund. The Fund may obtain no or limited recovery in a bankruptcy or other organizational proceedings, and any recovery may be significantly delayed. Transactions that the Fund enters into may involve counterparties in the financial services sector and, as a result, events affecting the financial services sector may cause the Fund’s share value to fluctuate. The Selling Fund is also subject to this risk.

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Credit Risk. The risk exists that a counterparty to a financial instrument held by the Fund or by a special purpose or structured vehicle in which the Fund invests may become insolvent or otherwise fail to perform its obligations due to financial difficulties, including making payments to the Fund. The Fund may obtain no or limited recovery in a bankruptcy or other organizational proceedings, and any recovery may be significantly delayed. Transactions that the Fund enters into may involve counterparties in the financial services sector and, as a result, events affecting the financial services sector may cause the Fund’s share value to fluctuate. The Selling Fund is also subject to this principal risk.

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Dollar Rolls Risk. Dollar rolls are transactions in which the Fund sells securities to a counterparty and simultaneously agrees to purchase those or similar securities in the future at a predetermined price. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. These transactions may also increase the Fund’s portfolio turnover rate. If the Fund reinvests the proceeds of the security sold, the Fund will also be subject to the risk that the investments purchased with such proceeds will decline in value (a form of leverage risk).

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Highly Leveraged Transactions Risk. The loans or other securities in which the Fund invests may consist of transactions involving refinancings, recapitalizations, mergers and acquisitions and other financings for general corporate purposes. The Fund’s investments also may include senior obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code (commonly known as “debtor-in-possession” financings), provided that such senior obligations are determined by the Fund’s portfolio managers upon their credit analysis to be a suitable investment for the Fund. In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. Such business objectives may include but are not limited to: management’s taking over control of a company (leveraged buy-out); reorganizing the assets and liabilities of a company (leveraged recapitalization); or acquiring another company. Loans or securities that are part of highly leveraged transactions involve a greater risk (including default and bankruptcy) than other investments. The Selling Fund is not subject to highly leveraged transaction risk as a principal risk, but may be subject to such risk to the extent of its investments, if any, in highly leveraged transactions.

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Low and Below Investment Grade (High-Yield) Securities Risk. Securities with the lowest investment grade rating, securities rated below investment grade (commonly called “high-yield” or “junk” bonds) and unrated securities of comparable quality tend to be more sensitive to credit risk than higher-rated securities and may react more to perceived changes in the ability of the issuing entity or obligor to pay interest and principal when due than to changes in interest rates. These investments have greater price fluctuations and are more likely to experience a default than higher-rated securities. High-yield securities are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. These securities typically pay a premium – a higher interest rate or yield – because of the increased risk of loss, including default. These securities may require a greater degree of judgment to establish a price, may be difficult to sell at the time and price the Fund desires, may carry high transaction costs, and also are generally less liquid than higher-rated securities. The securities ratings provided by third party rating agencies are based on analyses by these ratings agencies of the credit quality of the securities and may not take into account every risk related to whether interest or principal will be timely repaid. In adverse economic and other circumstances, issuers of lower-rated securities are more likely to have difficulty making principal and interest payments than issuers of higher rated securities. The Selling Fund is also subject to this principal risk.

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Impairment of Collateral Risk. The value of collateral, if any, securing a loan can decline, and may be insufficient to meet the borrower’s obligations or difficult or costly to liquidate. In addition, the Fund’s access to collateral may be limited by bankruptcy or other insolvency laws. Further, certain floating rate loans may not be fully collateralized and may decline in value. The Selling Fund is not subject to impairment of collateral risk as a principal risk, but may be subject to such risk to the extent of its investment, if any, in obligations secured by collateral.

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Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. Interest rate changes also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. Securities with floating interest rates are typically less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much as interest rates in general. Because rates on certain floating rate loans and other debt securities reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause fluctuations in the Fund’s net asset value. The Selling Fund is also subject to this principal risk.

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Liquidity Risk. Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. The Fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity. Judgment plays a larger role in valuing these investments as compared to valuing more liquid investments. The Selling Fund is also subject to this principal risk.

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Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Security values may fall or fail to rise because of a variety of factors affecting (or the market’s perception of) individual companies (e.g., an unfavorable earnings report), industries or sectors, or the market as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. The Selling Fund is also subject to this principal risk.

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Prepayment and Extension Risk. Prepayment and extension risk is the risk that a loan, bond or other security or investment might be called or otherwise converted, prepaid or redeemed before maturity. This risk is primarily associated with asset-backed securities, including mortgage-backed securities and floating rate loans. If the investment is converted, prepaid or redeemed before maturity, particularly during a time of declining interest rates or spreads, the portfolio managers may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. Conversely, as interest rates rise or spreads widen, the likelihood of prepayment decreases and the maturity of the investment may extend. The portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads because the Fund’s investments are locked in at a lower rate for a longer period of time. The Selling Fund is also subject to this principal risk.

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Reinvestment Risk. Reinvestment risk is the risk that the Fund will not be able to reinvest income or principal at the same return it is currently earning. The Selling Fund is also subject to this principal risk.

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Rule 144A Securities Risk. The Fund may invest significantly in privately placed securities that have not been registered for sale under the Securities Act of 1933 pursuant to Rule 144A (Rule 144A securities) that are determined to be liquid in accordance with procedures adopted by the Fund’s Board. However, an insufficient number of qualified institutional buyers interested in purchasing Rule 144A securities at a particular time could affect adversely the marketability of such securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices. Accordingly, even if determined to be liquid, the Fund’s holdings of Rule 144A securities may increase the level of Fund illiquidity if eligible buyers become uninterested in buying them at a particular time. The Fund may also have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Additionally, the purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists. The Selling Fund is also subject to this principal risk.

Comparison of Performance

The following bar charts and tables provide some illustration of the risks of investing in the Funds by showing, respectively:

•	how each Fund’s performance has varied for each full calendar year shown in the bar chart; and

•	how each Fund’s average annual total returns compare to certain measures of market performance shown in the table.

Both the bar charts and the tables assume that all distributions have been reinvested. The performance of different classes varies because of differences in sales charges and other fees and expenses. How a Fund has performed in the past (before and after taxes) does not indicate how the Fund will perform in the future. The performance shown reflects any fee waiver or expense reimbursement arrangements in effect for the periods reported. In the absence of such fee waiver or expense reimbursement arrangements, the performance shown would have been lower.

Bar Charts. Class A share information is shown in the bar charts; the sales charge for Class A shares is not reflected in the bar charts.

Tables. The tables below show total returns from hypothetical investments in the indicated classes of shares of each Fund. The returns shown are compared to measures of market performance shown for the same periods.

The inception date of the Buying Fund’s Class Z shares is September 27, 2010. The returns shown for this class of shares include the returns of the Buying Fund’s Class A shares (adjusted to reflect higher class-related operating expenses of this classes, where applicable) for periods prior to its inception date. Except for differences in expenses and sales charges (where applicable), this class of shares would have annual returns substantially similar to those of Class A shares because all classes of the Buying Fund’s shares invest in the same portfolio of securities.

The performance calculations in the tables assume:

•	the maximum sales charge for Class A shares;

•	redemption at the end of the indicated period and deduction of the applicable CDSC for Class C shares;

•	no sales charge for Class Z shares; and

•	except as noted for Class A shares, no adjustments for taxes paid by an investor on reinvested income and capital gains.

After-Tax Returns

After-tax returns are shown only for Class A shares. After-tax returns for the other share classes will vary. After-tax returns are calculated using the highest historical individual U.S. federal marginal income tax rate and do not reflect the effect of foreign, state or local taxes. Actual after-tax returns will depend on your tax situation and most likely will differ from the returns shown in the table. If you hold your shares in a tax-deferred account, such as a 401(k) plan or an IRA, the after-tax returns do not apply to you because you will not incur taxes until you begin to withdraw from your account.

The return after taxes on distributions for a period may be the same as the return before taxes for the same period if there were no distributions or if the distributions were small. The return after taxes on distributions and sale of Fund shares for a period may be greater than the return before taxes for the same period if there was a tax loss realized on the sale of Fund shares. The benefit of the tax loss (because it can be used to offset other gains) may result in a higher return.

Columbia High Yield Opportunity Fund (Selling Fund)

CLASS A SHARE PERFORMANCE

(based on calendar years)

During the periods shown in the bar chart, the highest return for a calendar quarter was +17.59% (quarter ended June 30, 2009) and the lowest return for a calendar quarter was -18.60% (quarter ended December 31, 2008).

These returns do not reflect deductions of sales charges, if any, paid by investors and would be lower if they did. The performance of other share classes may vary from that shown because of differences in expenses.

The Fund’s Class A shares year-to-date return at September 30, 2012 was 11.92% .

Columbia High Yield Bond Fund (Buying Fund)

CLASS A SHARE PERFORMANCE

(based on calendar years)

During the periods shown in the bar chart, the highest return for a calendar quarter was +24.08% (quarter ended June 30, 2009) and the lowest return for a calendar quarter was -18.37% (quarter ended December 31, 2008).

These returns do not reflect deductions of sales charges, if any, paid by investors and would be lower if they did. The performance of other share classes may vary from that shown because of differences in expenses.

The Fund’s Class A shares year-to-date return at September 30, 2012 was 12.01% .

Average Annual Total Returns (for periods ended December 31, 2011)

Columbia High Yield Opportunity Fund (Selling Fund)	1 year	5 years	10 years
Class A
Return before taxes	+0.83%	+4.18%	+6.29%
Return after taxes on distributions	-1.49%	+1.32%	+3.34%
Return after taxes on distributions and sale of Fund shares	+0.51%	+1.80%	+3.55%
Class B
Return before taxes	+0.10%	+4.13%	+6.02%
Class C
Return before taxes	+4.22%	+4.57%	+6.17%
Class Z
Return before taxes	+6.10%	+5.45%	+7.07%
BofA Merrill Lynch High Yield Cash-Pay Constrained Index (reflects no deduction for fees, expenses or taxes)	+4.49%	+7.43%	+8.66%
JPMorgan Global High Yield Index	+5.73%	+7.79%	+9.28%
Credit Suisse High Yield Index	+5.47%	+7.12%	+9.07%

Average Annual Total Returns (for periods ended December 31, 2011)

Columbia High Yield Bond Fund (Buying Fund)	1 year	5 years	10 years
Class A
Return before taxes	+0.07%	+5.52%	+7.07%
Return after taxes on distributions	-2.25%	+2.68%	+4.18%
Return after taxes on distributions and sale of Fund shares	+0.05%	+2.96%	+4.26%
Class B
Return before taxes	-0.61%	+5.47%	+6.77%
Class C
Return before taxes	+2.95%	+5.70%	+6.75%
Class Z
Return before taxes	+5.39%	+6.64%	+7.61%
BofA Merrill Lynch High Yield Cash-Pay Constrained Index (reflects no deduction for fees, expenses or taxes)	+4.49%	+7.43%	+8.66%
JPMorgan Global High Yield Index (reflects no deduction for fees, expenses or taxes)	+5.73%	+7.79%	+9.28%

Proposal 4. Comparison of Objectives, Strategies and Risks. Reorganization of Columbia Government Money Market Fund into Columbia Money Market Fund

Comparison of the Selling Fund and the Buying Fund

The Selling Fund and the Buying Fund:

•	Have Columbia Management as investment manager.

•	Have the same policies for buying and selling shares and the same exchange rights. Please see Exhibit B for a description of these policies for the Buying Fund.

•

Are structured as series of an open-end management investment company. Each fund is organized as a series of a Massachusetts business trust. Please see Exhibit C to this combined proxy statement/prospectus for more information regarding the differences between the rights of shareholders of the Selling Fund and shareholders of the Buying Fund.

Comparison of Investment Objectives

The investment objectives of the Funds are as follows:

Selling Fund: Columbia Government Money Market Fund seeks to preserve capital and to maximize liquidity and current income.

Buying Fund: Columbia Money Market Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal.

Each Fund seeks generally the same investment objective.

Because any investment involves risk, there can be no assurance that any Fund’s investment objective will be achieved. The investment objective of the Selling Fund and the investment objective of the Buying Fund may be changed only with shareholder approval.

Comparison of Principal Investment Strategies

The Funds have generally similar principal investment strategies. Unlike the Buying Fund, the Selling Fund normally invests at least 80% of its net assets in high-quality, short-term money market securities that are issued or guaranteed by the U.S. Government, while the Buying Fund may invest without limit in money market instruments that are not issued or guaranteed by the U.S. which may involve greater credit risks (Government Securities). The Buying Fund has no required minimum investment in Government Securities. The Buying Fund may invest more than 25% of its total assets in money market instruments issued by U.S. banks, U.S. branches of foreign banks, and U.S. Government securities, as well as up to 35% of its total assets in U.S. dollar-denominated foreign securities. As of September 30, 2012, the Selling Fund and the Buying Fund held 100% and 95%, respectively, in Government Securities. Both the Buying Fund and the Selling Fund are permitted to invest up to 3% of their assets in securities rated in the second highest rating category. Both Funds also will invest only in securities having a remaining maturity of 13 months (397 days) or less and will maintain a U.S. dollar-weighted average portfolio maturity of 60 days or less and a U.S. dollar weighted average life of 120 days or less.

Additional information regarding the principal investment strategies of each Fund is set forth below:

Columbia Government Money Market Fund (Selling Fund)	Columbia Money Market Fund (Buying Fund)
The Fund will normally invest at least 80% of its net assets (including the amount of any borrowings for investment purposes) in high-quality, short-term money	The Fund’s assets primarily are invested in money market instruments, such as marketable debt obligations issued by corporations or the

Columbia Government Money Market Fund (Selling Fund)	Columbia Money Market Fund (Buying Fund)

market securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

The Fund will provide shareholders with at least 60 days’ written notice of any change in the 80% policy.

U.S. Government or its agencies, bank certificates of deposit, bankers’ acceptances, letters of credit, and commercial paper, including asset-backed commercial paper.
The Fund will invest only in U.S. dollar-denominated securities.	The Fund may invest more than 25% of its total assets in money market instruments issued by U.S. banks, U.S. branches of foreign banks and U.S. Government securities. Additionally, the Fund may invest up to 35% of its total assets in U.S. dollar-denominated foreign investments.

In seeking to maintain a constant net asset value of $1.00, the Fund will limit its investments to securities that, in accordance with guidelines approved by the Fund’s Board of Trustees (the Board), present minimal credit risk. Accordingly, the Fund will only purchase U.S. Government securities, or securities rated in one of the two highest rating categories assigned to short-term debt securities by at least two nationally recognized statistical rating organizations (such as Moody’s Investors Service (Moody’s) or Standard & Poor’s Ratings Services (S&P)), or if not so rated, determined to be of comparable quality.

Determination of quality is made at the time of investment, in accordance with procedures approved by the Fund’s Board. Columbia Management continuously monitors the quality of the Fund’s investments. If the quality of an investment declines, the Fund may, in certain limited circumstances, continue to hold it.

Currently, the Fund invests only in U.S. Government securities and in securities that are rated in the top category by Moody’s and S&P. However, the Fund is permitted to invest up to 3% of its assets in securities rated in the second rating category by two rating organizations. The Fund may not invest more than 1/2 of 1% of its total assets in any one security in the second rating category.

The Fund will invest only in securities having a remaining maturity of 13 months (397 days) or less and will maintain a U.S. dollar-weighted average portfolio maturity of 60 days or less and a U.S. dollar weighted average life of 120 days or less.

The Fund restricts its investments to instruments that meet certain maturity and quality standards required by the SEC for money market funds:

The Fund invests substantially in securities rated in the highest short-term rating category, or deemed of comparable quality by Columbia Management. However, the Fund is permitted to invest up to 3% of its total assets in securities rated in the second highest short-term rating category, or deemed to be of comparable quality by Columbia Management.

The Fund limits its U.S. dollar-weighted average portfolio maturity to 60 days or less and U.S. dollar-weighted average life to 120 days or less.

The Fund buys obligations with remaining maturities of 397 days or less.

The Fund buys only obligations that are denominated in U.S. dollars and present minimal credit risk.

The Fund may invest in repurchase agreements.

Buying Fund Investment Style

A description of the investment style of the Buying Fund is set forth below.

In pursuit of the Fund’s objective, Columbia Management chooses investments by:

•	Considering opportunities and risks given current interest rates and anticipated interest rates.

•	Purchasing securities based on the timing of cash flows in and out of the Fund.

In evaluating whether to sell a security, Columbia Management considers, among other factors, whether:

•

The issuer’s credit rating declines or Columbia Management expects a decline (the Fund, in certain cases, may continue to own securities that are downgraded until Columbia Management believes it is advantageous to sell).

•	Political, economic, or other events could affect the issuer’s performance.

•	Columbia Management identifies a more attractive opportunity.

•	The issuer or the security continues to meet the other standards described above.

Differences between the Selling Fund’s principal investment strategies, fundamental and non-fundamental investment policies and holdings and those of the Buying Fund may expose the Selling Fund’s shareholders to new or increased risks. A comparison of the principal risks of investing in the Selling Fund and the Buying Fund is provided under “Comparison of Principal Risks” below.

Comparison of Fundamental Investment Policies

If the Reorganization occurs, the combined Fund will be subject to the fundamental investment policies of the Buying Fund. Columbia Management does not believe that the differences between the fundamental investment policies of the Selling Fund and the Buying Fund result in any material difference in the way the Funds have been managed or in the way the combined Fund will be managed. A “fundamental” investment policy is one that may not be changed without a shareholder vote.

The Funds’ fundamental investment policies are set forth below:

Policy	Columbia Government Money Market Fund (Selling Fund)	Columbia Money Market Fund (Buying Fund)
Borrowing/ Issuing Senior Securities	The Fund will not issue senior securities or borrow money, except from banks for temporary purposes in an amount not exceeding 5% of the value of its total assets.	The Fund will not borrow money, except for temporary purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings) immediately after the borrowings. The Fund will not issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
Commodities	As a money market fund, the Fund may not invest in commodities.	The Fund will not buy or sell commodities or commodity contracts.
Diversification	The Fund will not invest more than 5% of its gross assets (taken at market) in the securities of any one issuer, other than the	The Fund will not purchase more than 10% of the outstanding voting securities of an issuer, except that up to 25% of the Fund’s

Policy	Columbia Government Money Market Fund (Selling Fund)	Columbia Money Market Fund (Buying Fund)
U.S. Government, its agencies or instrumentalities, or buy more than 10% of the voting securities of any one issuer, other than U.S. Government agencies or instrumentalities.

assets may be invested without regard to this 10% limitation.

The Fund will not invest more than 5% of its total assets in securities of any company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities, or other investment companies, and except that up to 25% of the Fund’s total assets may be invested without regard to this 5% limitation.

Industry Concentration	The Fund will not invest more than 25% of the market value of its total assets in securities of issuers in any one industry, provided that the Fund reserves the right to concentrate investments in money market instruments issued by the U.S. Government or its agencies or instrumentalities or banks or bank holding companies.	The Fund will not invest more than 25% of total assets, at market value, in any one industry; except that municipal securities and securities of the U.S. Government, its agencies and instrumentalities are not considered an industry for purposes of this limitation.
Lending	The Fund will not make loans, except loans of portfolio securities and except to the extent that the purchase of notes, bonds or other evidences of indebtedness, the entry into repurchase agreements or deposits with banks, may be considered loans.	The Fund will not lend securities or participate in an interfund lending program if the total of all such loans would exceed 33 1/3% of the fund’s total assets, except this fundamental investment policy shall not prohibit the Fund from purchasing money market securities, loans, loan participation or other debt securities, or from entering into repurchase agreements.
Real Estate	The Fund will not buy or hold any real estate or securities of corporations or trusts whose principal business is investing in real estate.	The Fund will not buy or sell real estate. For purposes of this policy, real estate includes real estate limited partnerships.
Underwriting/ Short Selling	The Fund will not underwrite the securities of other issuers; make “short” sales of securities, or purchase securities on “margin”; write or purchase put or call options.

The Fund will not act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

The Fund will not buy on margin or sell short or deal in options to buy or sell securities.

Policy	Columbia Government Money Market Fund (Selling Fund)	Columbia Money Market Fund (Buying Fund)
Other Restrictions

The Fund will not:

Mortgage or pledge any of its assets, except to the extent, up to a maximum of 5% of its total assets, necessary to secure permissible borrowings.

Buy securities of any company which, with their predecessors, have been in operation less than three continuous years, provided however, that securities guaranteed by a company that (including predecessors) has been in operation at least three continuous years shall be excluded.

Invest in securities with contractual or other restrictions on resale, except in connection with repurchase agreements.

Deal with its directors and officers, or firms they are associated with, in the purchase or sale of securities except as broker, or purchase or hold the securities of any issuer, if to its knowledge, directors or officers of the Fund or of Columbia Management individually owning beneficially more than 0.5% of the securities of that other company own in the aggregate more than 5% of such securities.

Invest in the securities of companies for purposes of exercising control or management of such companies or in securities issued by other investment companies, except in connection with a merger, consolidation, acquisition or reorganization or for the purpose of hedging the Fund’s obligations under its deferred compensation plan for Trustees.

The Fund will not purchase common stocks, preferred stocks, warrants, other equity securities, corporate bonds or debentures, state bonds, municipal bonds, or industrial revenue bonds.

Differences between the Selling Fund’s principal investment strategies, fundamental and non-fundamental investment policies and holdings and those of the Buying Fund may expose the Selling Fund’s shareholders to new or increased risks. A comparison of the principal risks of investing in the Selling Fund and the Buying Fund is provided under “Comparison of Principal Risks” below.

Comparison of Non-Fundamental Investment Policies

If the Reorganization occurs, the combined Fund will be subject to the non-fundamental investment policies (policies that may be changed without a shareholder vote) of the Buying Fund. Columbia Management does not believe that the differences between the non-fundamental policies of the Funds result in any material differences in the way the Funds have been managed or in the way the combined Fund will be managed.

The Funds’ non-fundamental investment policies are set forth below:

Policy	Columbia Government Money Market Fund (Selling Fund)	Columbia Money Market Fund (Buying Fund)
Illiquid Securities	No more than 5% of the Fund’s net assets will be held in securities and other instruments that are illiquid.	No more than 5% of the Fund’s net assets will be held in securities and other instruments that are illiquid.
Investments in Other Investment Companies	The Fund may not purchase securities of other investment companies except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. If shares of the Fund are purchased by another fund in reliance on Section 12(d)(1)(G) of the 1940 Act, for so long as shares of the Fund are held by such fund, the Fund will not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

Differences between the Selling Fund’s principal investment strategies, fundamental and non-fundamental investment policies and holdings and those of the Buying Fund may expose the Selling Fund’s shareholders to new or increased risks. A comparison of the principal risks of investing in the Selling Fund and the Buying Fund is provided below.

Comparison of Principal Risks

Although the Funds describe them somewhat differently, the principal risks associated with investments in the Buying Fund and the Selling Fund are generally similar because the Funds have similar investment objectives, principal investment strategies and investment policies. The actual risks of investing in each Fund depend on the securities held in each Fund’s portfolio and on market conditions, both of which change over time. The Buying Fund is subject to the principal risks described below. Similarities and material differences between the Buying Fund’s principal risks and those of the Selling Fund are also identified below.

•

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The Selling Fund is also subject to this principal risk.

•

Active Management Risk. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the Fund’s investment objective. Due to its active management, the Fund could underperform other money market funds with similar investment objectives. The Selling Fund is also subject to this principal risk.

•

Credit Risk. Credit risk is the risk that the issuer of a fixed-income security may or will default or otherwise become unable or unwilling to honor a financial obligation, such as making payments. If the Fund purchases unrated securities, or if the rating of a security is reduced after purchase, the Fund will depend on analysis of credit risk more heavily than usual. Unrated securities held by the Fund may present increased credit risk. The Selling Fund is also subject to this principal risk.

•

Industry Concentration Risk. Investments that are concentrated in a particular industry will make the Fund’s portfolio value more susceptible to the events or conditions impacting that particular industry. Because the Fund may invest more than 25% of its total assets in money market instruments issued by banks, the value of these investments may be adversely affected by economic, political or regulatory developments in or that impact the banking industry. The Selling Fund is also subject to this principal risk.

•

Interest Rate Risk. A rise in the overall level of interest rates may result in the decline in the prices of fixed-income securities held by the Fund. The Fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. Falling interest rates may result in a decline in the Fund’s income and yield (since the Fund must then invest in lower-yielding fixed-income securities). Under certain circumstances, the yield decline could cause the Fund’s net yield to be negative (such as when Fund expenses exceed income levels). The Selling Fund is also subject to this principal risk.

•

Reinvestment Risk. Reinvestment risk is the risk that the Fund will not be able to reinvest income or principal at the same rate it is currently earning. The Selling Fund does not consider reinvestment risk to be a principal risk.

•

U.S. Government Obligations Risk. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Securities guaranteed by the Federal Deposit Insurance Corporation under its Temporary Liquidity Guarantee Program (TLGP) are subject to certain risks, including whether such securities will continue to trade in line with recent experience in relation to treasury and government agency securities in terms of yield spread and the volatility of such spread, as well as uncertainty as to how such securities will trade in the secondary market and whether that market will be liquid or illiquid. The TLGP program is subject to change. The Selling Fund is also subject to this principal risk.

Comparison of Performance

The following bar charts and tables provide some illustration of the risks of investing in the Funds by showing the variability of Fund performance for the periods shown.

Both the bar charts and the tables assume that all distributions have been reinvested. The performance of different classes varies because of differences in other fees and expenses. How a Fund has performed in the past (before and after taxes) does not indicate how the Fund will perform in the future. The performance shown reflects any fee waiver or expense reimbursement arrangements in effect for the periods reported. In the absence of such fee waiver or expense reimbursement arrangements, the performance shown would have been lower.

Bar Charts. Class A share information is shown in the bar charts.

Tables. The tables below show total returns from hypothetical investments in the indicated classes of shares of each Fund.

The inception date of the Selling Fund’s Class R shares is April 30, 2003 and the inception date of the Selling Fund’s Class Z shares is September 27, 2010. The returns shown for these classes of shares include the returns of the Selling Fund’s Class A shares (adjusted to reflect higher class-related operating expenses of such classes, where applicable) for periods prior to the inception of these classes. Except for differences in expenses (where applicable), this class of shares would have annual returns substantially similar to those of Class A shares because all classes of the Selling Fund’s shares invest in the same portfolio of securities.

The inception date of the Buying Fund’s Class R shares is August 3, 2009; the inception date for the Buying Fund’s Class R5 shares is December 11, 2006; and the inception date of the Buying Fund’s Class Z shares is April 30, 2010. The returns shown for each of these classes of shares include the returns of the Buying Fund’s Class A shares (adjusted to reflect higher class-related operating expenses of such classes, where applicable) for periods prior to its inception date. Except for differences in expenses (where applicable), these classes of shares would have annual returns substantially similar to those of Class A shares because all classes of the Buying Fund’s shares invest in the same portfolio of securities.

The performance calculations in the tables assume:

•	redemption at the end of the indicated period and deduction of the applicable CDSC for Class C shares; and

•	except as noted for Class A shares, no adjustments for taxes paid by an investor on reinvested income and capital gains.

After-Tax Returns

After-tax returns are shown only for Class A shares. After-tax returns for the other share classes will vary. After-tax returns are calculated using the highest historical individual U.S. federal marginal income tax rate and do not reflect the effect of foreign, state or local taxes. Actual after-tax returns will depend on your tax situation and most likely will differ from the returns shown in the table. If you hold your shares in a tax-deferred account, such as a 401(k) plan or an IRA, the after-tax returns do not apply to you because you will not incur taxes until you begin to withdraw from your account.

The return after taxes on distributions for a period may be the same as the return before taxes for the same period if there were no distributions or if the distributions were small. The return after taxes on distributions and sale of Fund shares for a period may be greater than the return before taxes for the same period if there was a tax loss realized on the sale of Fund shares. The benefit of the tax loss (because it can be used to offset other gains) may result in a higher return.

Columbia Government Money Market Fund (Selling Fund)

CLASS A SHARE PERFORMANCE

(based on calendar years)

During the periods shown in the bar chart, the highest return for a calendar quarter was +1.07% (quarter ended December 31, 2006) and the lowest return for a calendar quarter was 0.00% (quarter ended March 31, 2010).

These returns do not reflect deductions of sales charges, if any, paid by investors and would be lower if they did. The performance of other share classes may vary from that shown because of differences in expenses.

The Fund’s Class A shares year-to-date return at September 30, 2012 was 0.01%.

Columbia Money Market Fund (Buying Fund)

CLASS A SHARE PERFORMANCE

(based on calendar years)

During the periods shown in the bar chart, the highest return for a calendar quarter was +1.20% (quarter ended September 30, 2006) and the lowest return for a calendar quarter was 0.00% (quarter ended March 31, 2011).

These returns do not reflect deductions of sales charges, if any, paid by investors and would be lower if they did. The performance of other share classes may vary from that shown because of differences in expenses.

The Fund’s Class A shares year-to-date return at September 30, 2012 was 0.01%.

Average Annual Total Returns (for periods ended December 31, 2011)

Columbia Government Money Market Fund (Selling Fund)	1 year	5 years	10 years
Class A	+0.01%	+1.04%	+1.27%
Class B	-4.99%	+0.28%	+0.75%
Class C	-0.99%	+0.67%	+0.75%
Class R	+0.01%	+0.95%	+1.14%
Class R5	+0.01%	+1.15%	+1.45%
Class Z	+0.01%	+1.03%	+1.26%

Average Annual Total Returns (for periods ended December 31, 2011)

Columbia Money Market Fund (Buying Fund)	1 year	5 years	10 years
Class A	+0.01%	+1.42%	+1.64%
Class B	-4.99%	+0.75%	+1.20%
Class C	-0.99%	+1.14%	+1.21%
Class R	+0.01%	+1.45%	+1.65%
Class R5	+0.01%	+1.52%	+1.69%
Class Z	+0.01%	+1.42%	+1.64%

ADDITIONAL INFORMATION ABOUT EACH REORGANIZATION

Terms of Each Reorganization

The board of trustees of each Fund has approved the Agreement. While shareholders are encouraged to review the Agreement, which has been filed with the SEC as an exhibit to the registration statement of which this combined proxy statement/prospectus is a part, the following is a summary of certain terms of the Agreement:

•

Each Reorganization is expected to occur before the end of the first half of 2013, subject to approval by Selling Fund shareholders, receipt of any necessary regulatory approvals and satisfaction of any other conditions to closing. However, following such approvals, each Reorganization may happen at any time agreed to by the applicable Selling Fund and the corresponding Buying Fund.

•

Each Selling Fund will transfer all of its assets to the corresponding Buying Fund and, in exchange, the corresponding Buying Fund will assume all the Selling Fund’s liabilities and will issue Reorganization Shares to the Selling Fund. The value of each Selling Fund’s assets, as well as the number of Reorganization Shares to be issued to the Selling Fund, will be determined in accordance with the Agreement. The Reorganization Shares will have an aggregate net asset value on the business day immediately preceding the closing of the Reorganization equal to the value of the assets received from the Selling Fund, less the liabilities assumed by the corresponding Buying Fund in the transaction. The Reorganization Shares will immediately be distributed to Selling Fund shareholders in proportion to their holdings of shares of the Selling Fund, in liquidation of the Selling Fund. As a result, shareholders of the Selling Fund will become shareholders of the corresponding Buying Fund. No shareholders of any Selling Fund will pay any sales charge in connection with its Reorganization.

•

The net asset value of each Selling Fund and the corresponding Buying Fund will be computed as of the close of regular trading on the New York Stock Exchange on the business day next preceding the closing date of the applicable Reorganization.

Conditions to Closing Each Reorganization

The completion of each Reorganization is subject to certain conditions described in the Agreement, including:

•

The Selling Fund will have declared and paid one or more dividends that, together with all previous dividends, will distribute all of the Selling Fund’s net investment income and net realized capital gains, if any, to the shareholders of the Selling Fund for its tax year ending on the closing date of the Reorganization, and for prior tax years to the extent such dividends are eligible to be treated as paid in respect of such prior tax years.

•	The Selling Fund and the corresponding Buying Fund will have received any approvals, consents or exemptions from the SEC or any other regulatory body necessary to carry out the Reorganization.

•	A registration statement on Form N-14 relating to the Reorganization will have been filed with the SEC and become effective.

•	The shareholders of the Selling Fund will have approved the Agreement by the requisite vote.

•

The Selling Fund will have received an opinion of tax counsel to the effect that, as described in more detail in the section entitled “Tax Status of the Reorganizations,” the shareholders of the Selling Fund will not recognize gain or loss for U.S. federal income tax purposes upon the exchange of their Selling Fund shares for the Reorganization Shares of the corresponding Buying Fund in connection with the Reorganization and the Selling Fund generally will not recognize gain or loss as a direct result of the Reorganization.

Termination of the Agreement

The Agreement and the transactions contemplated by it may be terminated and abandoned with respect to any Reorganization by mutual agreement of the Selling Fund and the Buying Fund at any time prior to the closing date thereof, or by either the Selling Fund or the Buying Fund in the event of a material breach of the Agreement by the other Fund or a failure of any condition precedent to the terminating Fund’s obligations under the Agreement. In the event of a termination, Columbia Management will bear all costs associated with the Reorganization.

Tax Status of the Reorganizations

Each Reorganization is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). As a condition to the closing of each Reorganization, the Selling Fund and the Buying Fund will receive an opinion from Ropes & Gray LLP to the effect that, as further described below, on the basis of existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, for U.S. federal income tax purposes:

(i) The Reorganization will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and the Selling Fund and the Buying Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code.

(ii) Under Sections 361 and 357 of the Code, the Selling Fund will not recognize gain or loss upon the transfer of all of its assets to the Buying Fund in exchange for Reorganization Shares and the assumption by the Buying Fund of all of the liabilities of the Selling Fund, or upon the distribution of the Reorganization Shares by the Selling Fund to its shareholders in liquidation, except for (A) any gain or loss recognized on (1) “Section 1256 contracts” as defined in Section 1256(b) of the Code or (2) stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (B) any other gain or loss required to be recognized by reason of the reorganization (1) as a result of the closing of the tax year of the Selling Fund, (2) upon the termination of a position, or (3) upon the transfer of such asset regardless of whether such a transfer would otherwise be a nontaxable transaction under the Code.

(iii) Under Section 354 of the Code, the shareholders of the Selling Fund will not recognize gain or loss upon the exchange of their Selling Fund shares for Reorganization Shares.

(iv) Under Section 358 of the Code, the aggregate tax basis of Reorganization Shares that a Selling Fund shareholder receives in the Reorganization will be the same as the aggregate tax basis of the Selling Fund shares exchanged therefor.

(v) Under Section 1223(1) of the Code, a Selling Fund shareholder’s holding period for the Reorganization Shares received in the Reorganization will include the shareholder’s holding period for the Selling Fund shares exchanged therefor, provided the shareholder held such Selling Fund shares as capital assets.

(vi) Under Section 1032 of the Code, the Buying Fund will not recognize gain or loss upon the receipt of assets of the Selling Fund in exchange for Reorganization Shares and the assumption by the Buying Fund of all of the liabilities of the Selling Fund.

(vii) Under Section 362(b) of the Code, the Buying Fund’s tax basis in the assets of the Selling Fund transferred to the Buying Fund in the Reorganization will be the same as the Selling Fund’s tax basis in such assets immediately prior to the Reorganization, adjusted for any gain or loss required to be recognized as described in (ii) above.

(viii) Under Section 1223(2) of the Code, the Buying Fund’s holding periods in the assets received from the Selling Fund in the Reorganization, other than any asset with respect to which gain or loss is required to be recognized as described in (ii) above, will include the periods during which such assets were held or treated for federal income tax purposes as being held by the Selling Fund.

(ix) The Buying Fund will succeed to and take into account the items of the Selling Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

Each opinion will be based on certain factual certifications made by the officers of the Selling Fund and the Buying Fund and will also be based on customary assumptions. Each opinion will note and distinguish certain published precedent. It is possible that the Internal Revenue Service (the “IRS”) or a court could disagree with Ropes & Gray LLP’s opinion, which therefore cannot be free from doubt.

Opinions of counsel are not binding upon the IRS or the courts. If a Reorganization were consummated but did not qualify as a tax-free reorganization under the Code, a shareholder of the Selling Fund would recognize a taxable gain or loss equal to the difference between his or her tax basis in his or her Selling Fund shares and the fair market value of the Reorganization Shares he or she received. Shareholders of a Selling Fund should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances.

A portion of the portfolio assets of each Buying Fund and Selling Fund may be sold at any time before or after the Reorganization in connection with its Reorganization. The actual tax effect of such sales depends on the difference between the price at which such portfolio assets are sold and the tax basis in such assets of the Fund making the sale. Any capital gains recognized in these sales on a net basis, after reduction by any available capital losses, will be distributed to shareholders as capital gain dividends (to the extent of net realized long-term capital gains over net realized short-term capital losses) and/or ordinary dividends (to the extent of net realized short-term capital gains over net realized long-term capital losses) during or with respect to the year of sale, and such distributions will be taxable to shareholders. Each Reorganization will end the tax year of the applicable Selling Fund, and will therefore accelerate any distributions to shareholders from the Selling Fund for its short tax year ending on the date of the Reorganization. Those tax year-end distributions will be taxable and will include any undistributed capital gains resulting from portfolio turnover prior to the Reorganization.

More generally, prior to the closing of each Reorganization, the Selling Fund will, and the Buying Fund may, declare a distribution to shareholders, which, together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income, if any, and net realized capital gains, if any, through the closing of the Reorganization, and may include undistributed income or gains from prior years. These distributions will be taxable to shareholders, and such distributions by the Selling Fund will include any distributable, but undistributed, capital gains resulting from portfolio turnover prior to the Reorganization. If a shareholder holds shares of either Fund in a non-taxable account, distributions with respect to those shares will not be taxable to the shareholder if the amount distributed remains in the nontaxable account.

A Fund’s ability to carry forward capital losses and to use them to offset future gains may be limited as a result of its Reorganization. First, a Fund’s “pre-acquisition losses” (including capital loss carryforwards, net current-year capital losses, and unrealized losses that exceed certain thresholds) may become unavailable to offset gains of the combined Fund to the extent such pre-acquisition losses exceed an annual limitation amount. Second, one Fund’s pre-acquisition losses cannot be used to offset gains in another Fund that are unrealized (“built in”) at the time of the Reorganization and that exceed certain thresholds (“non-de minimis built-in gains”) for five tax years. Third, the Selling Fund’s loss carryforwards, as limited under the previous two rules, are permitted to offset only that portion of the gains of the Buying Fund for the taxable year of the Reorganization that is equal to the portion of the Buying Fund’s taxable year that follows the date of the Reorganization (prorated according to number of days). Therefore, in certain circumstances, shareholders of a Fund may pay taxes sooner, or pay more taxes, than they would have had the Reorganization not occurred.

In addition, the combined Fund will have tax attributes that reflect a blending of the tax attributes of each Fund at the time of the Reorganization (including as affected by the rules described above). Therefore, the shareholders of the Selling Fund will in each case receive a proportionate share of any unrealized gains in the combined Fund’s assets, as well as any taxable income or gains realized by the Buying Fund but not distributed to its shareholders prior to the Reorganization, when such income or gains are eventually distributed by the Buying Fund. As a result, shareholders of the Selling Fund may receive a greater amount of taxable distributions than they would have had the Reorganization not occurred. In addition, any pre-acquisition losses of the Selling

Fund (whether realized or unrealized) remaining after the operation of the limitation rules described above will become available to offset capital gains realized by the combined Fund after the Reorganization and thus may reduce subsequent capital gain distributions to a broader group of shareholders than would have been the case absent such Reorganization, such that the benefit of those losses to Selling Fund shareholders may be further reduced relative to what the benefit would have been had the Reorganization not occurred.

The effect of the rules described above will depend on the relative sizes of, and the losses and gains (both realized and unrealized) in, each Fund at the time of the Reorganization and thus cannot be calculated precisely prior to the Reorganization.

The realized and unrealized gains and losses of each Fund at the time of the Reorganization will determine the extent to which the combining Funds’ respective losses, both realized and unrealized, will be available to reduce gains realized by the combined Fund following the Reorganization, and consequently the extent to which the combined Fund may be required to distribute gains to its shareholders earlier or in greater amounts than would have been the case absent the Reorganization. The following paragraphs provide a brief summary of the tax effect of each Reorganization assuming all Reorganizations occurred on May 31, 2012. As noted above, the tax effect of a Reorganization depends on each Fund’s relative tax situation at the time of the Reorganization, which situation will be different than the tax situation on May 31, 2012, and cannot be calculated precisely prior to the Reorganization. Portfolio turnover in a Fund, market fluctuations, redemption activity or changes in the tax laws could cause the actual tax effect of the Reorganization to differ substantially from that described below. For purposes of the following discussion, a Fund’s “net realized losses” consist of its capital loss carryforwards plus year-to-date net realized losses or net of year-to-date net realized gains, in each case as of May 31, 2012.

Proposal 1. Reorganization of Columbia Large Cap Value Fund into Columbia Equity Value Fund.

As of May 31, 2012, the Selling Fund had net realized losses equal to about 51% of net assets and unrealized net gains equal to about 9% of net assets. The Buying Fund had net realized losses of approximately 8% of net assets and net unrealized gains equal to about 6% of net assets. Each Fund’s net realized losses consisted of carryforward losses, net of year-to-date net realized gains, expiring in five to six years.

If the Reorganization occurred on May 31, 2012, the Buying Fund would have been subject to an annual loss limitation, but the limitation would have had little to no effect because the Buying Fund’s loss carryforwards would have been small enough relative to the size of the limitation that they could have been used in full over their remaining expiration period, particularly after also offsetting the Buying Fund’s net unrealized gains, if and when realized. The Reorganization would have caused the Selling Fund to spread its proportionately larger net realized losses across the larger combined Fund, resulting in a potential tax cost to Selling Fund shareholders and a potential tax benefit to Buying Fund shareholders.

Proposal 2. Reorganization of Columbia Multi-Advisor International Value Fund into Columbia Overseas Value Fund

As of May 31, 2012, the Selling Fund had net realized losses of approximately 150% of net assets, consisting of year-to-date losses and carryforward losses expiring in five to six years, and unrealized net losses equal to about 14% of net assets. The Buying Fund had net realized losses equal to about 4% of net assets, consisting of year-to-date losses and carryforward losses expiring in five to six years, and net unrealized losses totaling about 17% of net assets.

If the Reorganization had occurred on May 31, 2012, the Buying Fund would have technically become subject to an annual loss limitation, but the limitation would have had no effect because the limitation amount would have exceeded the Fund’s loss carryforwards. The Reorganization would have caused the Selling Fund’s taxable year to end on the closing date, thereby reducing the period over which the Selling Fund’s carryforward losses were available, and would have caused the Selling Fund to spread its proportionately larger net realized losses across the larger combined Fund, in each case resulting in a potential tax cost to Selling Fund shareholders and a potential tax benefit to Buying Fund shareholders.

Proposal 3. Reorganization of Columbia High Yield Opportunity Fund into Columbia High Yield Bond Fund

As of May 31, 2012, the Selling Fund had loss carryforwards equal to about 27% of net assets, a portion of which were subject to an annual loss limitation as the result of a prior merger. The bulk of the Selling Fund’s carryforward losses expire in five to six years. The Selling Fund also had unrealized net gains equal to about 7% of net assets. The Buying Fund had net realized losses equal to about 13% of net assets, consisting of loss carryforwards expiring in four to six years, and negligible net unrealized gains.

If the Reorganization had occurred on May 31, 2012, the Selling Fund would have been subject to an annual loss limitation. However, because the Funds had sufficient net realized losses to offset a reasonable measure of future growth as well as each Fund’s built-in gains, if and when realized, whether or not the Reorganization occurred, the potential tax costs to the shareholders of either Fund due to the loss limitation rules and the blending of tax attributes would have been de minimis.

Proposal 4. Reorganization of Columbia Government Money Market Fund into Columbia Money Market Fund

With respect to Proposal 4, if the Reorganization had occurred on May 31, 2012, the potential tax costs to the shareholders of both Funds due to the loss limitation rules and the blending of tax attributes would have been de minimis.

The tax principles described above will apply in each case and are not expected to change prior to the Reorganizations. However, the results of their application and, at a minimum, the specific percentages noted above will change prior to each Reorganization because of market developments and volatility in the marketplace, any pre-Reorganization realignments or other sales of portfolio securities that might occur or that already have occurred (including in connection with the Reorganization) and shareholder activity (i.e., purchases and redemptions) in the Funds, among other changes.

This description of the U.S. federal income tax consequences of the Reorganizations is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their tax advisors regarding the effect, if any, of the Reorganizations in light of their individual circumstances. Because the foregoing discussion relates only to the U.S. federal income tax consequences of the Reorganizations, shareholders of a Selling Fund should also consult their tax advisors as to the state, local and foreign tax consequences, if any, of its Reorganization.

Reasons for the Proposed Reorganizations and Board Deliberations

Each Reorganization was reviewed by the Board of the Selling Fund involved therein, with the advice and assistance of Fund counsel and independent legal counsel to such Board. Columbia Large Cap Value Fund, Columbia Multi-Advisor International Value Fund and Columbia Government Money Market Fund are overseen by one Board (the “Columbia Funds Board”); Columbia High Yield Opportunity Fund is overseen by a second Board (the “Columbia Atlantic Board”). At regular meetings of each Selling Fund’s Board in June and August 2012 (and September 2012 for Columbia Funds Board), each Board considered the Reorganization of each Selling Fund overseen by it, as proposed by Columbia Management. In connection with those Board meetings, Columbia Management and its affiliates provided background materials, analyses and other information to each Board regarding, among other things, the topics discussed below, including responses to specific requests by each Board, and responded to questions raised by each Board at those meetings.

After each Board reviewed, evaluated and discussed the materials, analyses and information provided to it that the Board considered relevant to its deliberations, each Board, including the independent Board members thereof, unanimously approved the Reorganization of each Selling Fund overseen by it. Each Board, including the independent Board members thereof, also unanimously determined that participation by each Selling Fund overseen by it in its Reorganization was in the best interests of the Selling Fund and that the interests of existing shareholders of the Selling Fund would not be diluted as a result of the Reorganization.

The general factors considered by each Board in assessing and approving each applicable Reorganization included, among others, in no order of priority:

1.	various potential benefits of the Reorganization to the shareholders of the Selling Fund;

2.	the Reorganization as part of Columbia Management’s overall commitment to streamline and to improve its fund offerings for the benefit of Fund shareholders;

3.	the investment objectives and principal investment strategies of the Selling Fund and the Buying Fund;

4.	[the operating expenses that shareholders of each class of shares of the Selling Fund are expected to experience as shareholders of the Buying Fund after the Reorganization relative to the operating expenses currently borne by such shareholders, including that, on a net basis, such expenses generally are expected to decline as a result of the Reorganization and including Columbia Management’s contractual agreement to limit the total operating expenses of the Buying Fund] (see “Fees and Expenses”);

5.	the current assets of the Selling Fund and the Buying Fund, and the anticipated combined pro forma assets of the Buying Fund after the Reorganization;

6.	the portfolio management team expected to be responsible for the combined Fund, and the historical performance of the Selling Fund and the Buying Fund, recognizing that no assurances can be given that the Buying Fund will achieve any particular level of performance after the Reorganization;

7.	the likelihood that the Selling Fund would achieve and/or maintain sufficient size to ensure its continued economic viability absent the Reorganization, and the Buying Fund’s relative prospects for attracting additional assets after the Reorganization;

8.	the anticipated tax-free nature of the exchange of shares in the Reorganization, and other expected U.S. federal income tax consequences of the Reorganization, including potential limitations on the Buying Fund’s use of the Selling Fund’s pre-merger losses for U.S. federal income tax purposes after the Reorganization and the potential diminution of the Buying Fund’s ability to use those losses to offset future gains (see “Tax Status of the Reorganizations”);

9.	the potential benefits of the Reorganization to Columbia Management and its affiliates;

10.	that shareholders of the Selling Fund will experience no material change in shareholder services as a result of the Reorganization;

11.	any brokerage costs resulting from the Reorganization (e.g., the Selling Fund’s turnover associated with and resulting from the sale of any securities the Buying Fund cannot, or does not wish to, acquire); and

12.	that the direct costs associated with the Reorganization will be borne by the Selling Fund only to the extent that Columbia Management anticipates a reduction in expenses to shareholders of the Selling Fund in the first year following the Reorganization.

In their deliberations, the Boards did not identify any single factor that was paramount or controlling and individual Board members may have attributed different weights to various factors. Each Board also evaluated the information available to it on a Selling Fund-by-Selling Fund basis, and made determinations separately in respect of each Selling Fund it oversees. Certain of the factors considered by each Board are discussed in more detail below.

STREAMLINED PRODUCT LINE. Each Board considered that the Reorganizations are intended, among other things, to streamline Columbia Management’s product offerings by reducing the number of funds in the Columbia Funds complex. Reducing the number of funds in the complex is intended to enhance the funds’ prospects for attracting additional assets by better differentiating the funds for potential shareholders (which may lead to a more concentrated selling effort).

CONTINUITY OF INVESTMENT. Each Board took into account the fact that each applicable Selling Fund and its corresponding Buying Fund have similar investment objectives and principal investment strategies. Specifically, the relevant Board noted the following with respect to each Reorganization:

Proposal 1

Columbia Large Cap Value Fund into Columbia Equity Value Fund.

Among other factors, the Columbia Funds Board noted that the investment objective of Columbia Large Cap Value Fund is long-term capital appreciation, while the objective of the Buying Fund is capital growth and income. The Columbia Funds Board considered that both Funds seek long-term capital appreciation through a diversified portfolio of stocks of primarily large cap value companies, and that Funds share the same portfolio management team. The Columbia Funds Board also noted that while each Fund invests at least 80% of its net assets in equity securities, Columbia Large Cap Value Fund has a policy under which it normally invests at least 80% of its net assets in equity securities of companies that have market capitalizations in the range of the companies in the Russell 1000 Value Index at the time of purchase. The Columbia Funds Board also considered that the Buying Fund may invest up to 20% of its total assets in foreign securities while Columbia Large Cap Value Fund may similarly invest up to 25% of its net assets in foreign investments.

Proposal 2

Columbia Multi-Advisor International Value Fund into Columbia Overseas Value Fund

Among other factors, the Columbia Funds Board noted that both Funds seek generally the same investment objective, with Columbia Multi-Advisor International Value Fund seeking to provide shareholders with long-term capital growth and the Buying Fund seeking long-term capital appreciation. The Columbia Funds Board also noted that both Funds invest in equity securities of foreign companies, and both typically invest in at least three foreign countries, although the Buying Fund has a policy of investing at least 80% of total assets in equity securities of foreign companies that have market capitalizations of more than $1 billion at the time of purchase, under normal conditions, and also normally invests no more than 5% of its total assets in a single security. The Columbia Funds Board observed though that the Selling Fund and Buying Fund, as of [    ], have in excess of [80%] invested in companies with market capitalizations of more than $1 billion. The Columbia Funds Board considered that the Buying Fund may not invest more than 20% of its total assets in emerging market securities, whereas Columbia Multi-Advisor International Value Fund is not similarly constrained. The Columbia Funds Board noted that the Selling Fund has subadvisers, but a portion of the Selling Fund’s assets are managed by the same Columbia Management portfolio managers responsible for providing day-to-day portfolio management to the Buying Fund.

Proposal 3

Columbia High Yield Opportunity Fund into Columbia High Yield Bond Fund

Among other factors, the Columbia Atlantic Board noted that both Funds seek generally the same investment objective, with Columbia High Yield Opportunity Fund seeking total return, consisting of current income and capital appreciation, while the Buying Fund seeks to provide shareholders with high current income as its primary objective and, as its secondary objective, capital growth. The Columbia Atlantic Board also noted that both Funds invest at least 80% of their net assets in high yield debt instruments (commonly referred to as

“junk” bonds) and the Funds have the same portfolio management team. The Columbia Atlantic Board considered that both Funds invest in below investment grade corporate debt securities, but the Buying Fund also may invest in below investment grade bank loans. The Columbia Atlantic Board additionally considered that Columbia High Yield Opportunity Fund may invest in debt securities issued by foreign governments, companies or other entities, including in emerging market countries, while the Buying Fund may invest up to 25% of its total assets in high yield debt instruments of foreign issuers. The Columbia Atlantic Board also noted that, as part of its principal investment strategies, Columbia High Yield Opportunity Fund may invest in derivatives for both hedging and non-hedging purposes, while the Buying Fund has no similar principal investment strategy, though it may make such investments.

Proposal 4

Columbia Government Money Market Fund into Columbia Money Market Fund

Among other factors, the Columbia Funds Board noted that both Funds seek generally the same investment objective, with Columbia Government Money Market Fund seeking to preserve capital and to maximize liquidity and current income, while the Buying Fund similarly seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. The Columbia Funds Board also noted that Columbia Government Money Market Fund normally invests at least 80% of its net assets in high-quality, short-term money market securities that are issued or guaranteed by the U.S. Government, while the Buying Fund may invest without limit in money market instruments that are not issued or guaranteed by the U.S. Government, which may involve greater credit risks.

EXPENSE RATIO. Each Board took into account the fact that the total annual operating expense ratio of each applicable Selling Fund is generally expected to decrease following its Reorganization.

INVESTMENT PERFORMANCE. Each Board considered the relative performance record of each Selling Fund overseen by it and of each corresponding Buying Fund, noting, however, that past performance is no guarantee of future results. Specifically, the relevant Board noted the following with respect to each Reorganization:

Proposal 1

Columbia Large Cap Value Fund into Columbia Equity Value Fund.

Among other factors, the Columbia Funds Board considered the relative performance of the Funds for periods ending March 31, 2012, during which the Buying Fund’s performance was better for the three-, five- and ten-year periods while Columbia Large Cap Value Fund’s performance was better for the one-year period. The Columbia Funds Board also observed that each Fund received nearly identical ratings for the one-year period, but the Buying Fund received higher ratings for the three-, five- and ten-year periods from an independent information provider. It was also observed that both Funds have had the same portfolio management team since August 2011.

Proposal 2

Columbia Multi-Advisor International Value Fund into Columbia Overseas Value Fund

The Columbia Funds Board considered the relative performance of the Funds for periods ending March 31, 2012, during which the Buying Fund had better performance for the one- and three-year periods. The Columbia Funds Board also noted that the Buying Fund received higher ratings for the one- and three-year periods from an independent information provider.

Proposal 3

Columbia High Yield Opportunity Fund into Columbia High Yield Bond Fund

Among other factors, the Columbia Atlantic Board considered the relative performance of the Funds for periods ending March 31, 2012, during which the Buying Fund’s performance was better for the three-, five- and ten- year periods. The Columbia Atlantic Board also considered that the Buying Fund received a higher overall rating and higher ratings for the three-, five- and ten-year periods from an independent information provider.

Proposal 4

Columbia Government Money Market Fund into Columbia Money Market Fund

Among other factors, the Columbia Funds Board considered the relative performance of the Funds for periods ending March 31, 2012, during which the Buying Fund’s performance was better for the three-, five- and ten-year periods, and the Funds received similar ratings for the applicable periods from an independent information provider.

ECONOMIES OF SCALE. Each Board observed that, in addition to the potential to realize immediate economies associated with consolidating each Selling Fund into a larger combined Fund, such as the elimination of duplicative costs, the combined funds may be able to take advantage of other economies of scale associated with larger funds. For example, a larger fund may benefit from fee breakpoints more quickly, may have an enhanced ability to effect portfolio transactions on favorable terms and may have greater investment flexibility. Each Board also considered the potential benefits and economies of scale to Columbia Management resulting from the Reorganizations and whether those benefits were shared with Fund shareholders. Each Board also considered Columbia Management’s belief that each Buying Fund would be better positioned to experience growth in assets from investor inflows than each Selling Fund overseen by such Board. With respect to Proposal 1, the Columbia Board observed that the Buying Fund has significantly fewer assets than the Selling Fund. The Board observed that, despite its smaller asset size, for a variety of reasons, including its track record, the Buying Fund, as a combined Fund, has better prospects for asset growth and thus, potential economies of scale.

Board Recommendation and Required Vote

The Board of each Selling Fund unanimously recommends that shareholders of that Selling Fund approve the proposed Agreement.

For each Selling Fund, the Agreement must be approved by the affirmative vote of a majority of the outstanding voting securities of the Selling Fund, as defined in the 1940 Act. A vote of a majority of the outstanding voting securities of the Selling Fund is defined in the 1940 Act as the affirmative vote of the lesser of (a) 67% or more of the voting securities of the Selling Fund that are present or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Selling Fund are present or represented by proxy at the Meeting; or (b) more than 50% of the outstanding voting securities of the Selling Fund.

If the Agreement is not approved for a Selling Fund, the applicable Board will consider what further action should be taken with respect to the Selling Fund. The approval of the Reorganization of one Selling Fund is not conditioned upon the approval of the Reorganization of any other Selling Fund.

If shareholders approve the Reorganization of a Selling Fund, it is anticipated that the Reorganization would occur before the end of the first half of 2013.

SECTION B — PROXY VOTING AND SHAREHOLDER MEETING INFORMATION

Voting. Shareholders of record of each Selling Fund on November 27, 2012 (the “Record Date”) are entitled to vote at the Meeting. With respect to each Reorganization, shares of each of Columbia Multi-Advisor International Value Fund, Columbia High Yield Opportunity Fund and Columbia Government Money Market Fund are entitled to one vote for each dollar of net asset value (number of shares owned times net asset value per share), or a proportional fractional vote for each fractional dollar, represented by those shares on the Record Date and shares of Columbia Large Cap Value Fund are entitled to one vote per share or a proportional fractional vote for each fractional share. All share classes of a Selling Fund will vote together as one class on the Selling Fund’s proposed Reorganization. The total number of shares of each class of each Selling Fund outstanding as of the close of business on the Record Date, and the total number of votes to which shareholders of such class are entitled at the Meeting, are set forth below.

	Class A	Class B	Class C	Class I	Class R	Class R4	Class K	Class R5	Class W	Class Y	Class Z	Total
Columbia Large Cap Value Fund
Shares Outstanding
Total Votes to which Entitled
Columbia Multi-Advisor International Fund
Shares Outstanding
Total Votes to which Entitled
Columbia High Yield Opportunity Fund
Shares Outstanding
Total Votes to which Entitled
Columbia Government Money Market Fund
Shares Outstanding
Total Votes to which Entitled

Quorum and Methods of Tabulation. A quorum is required for shareholders of a Selling Fund to take action at the Meeting. For Columbia Large Cap Value Fund, thirty three and one-third percent (33 1/3%) of the shares outstanding and entitled to vote, present at the Meeting in person or by proxy, constitutes a quorum. For Columbia High Yield Opportunity Fund, thirty percent (30%) of the votes entitled to be cast at the Meeting, present at the Meeting in person or by proxy, constitutes a quorum. For Columbia Multi-Advisor International Value Fund and Columbia Government Money Market Fund, ten percent (10%) of the votes entitled to be cast at the Meeting, present at the Meeting in person or by proxy, constitutes a quorum.

All shares represented at the Meeting in person or by proxy will be counted for purposes of establishing a quorum. Broker non-votes will be counted for purposes of establishing a quorum but not toward the approval of any proposal. (Broker non-votes are shares for which the underlying owner has not voted and the broker holding the shares does not have authority to vote.) Abstentions and broker non-votes will have the effect of votes against the proposal. In certain circumstances in which a Selling Fund has received sufficient votes to approve a Reorganization, the Selling Fund may request that brokers and nominees, in their discretion, withhold submission of broker non-votes in order to avoid the need for solicitation of additional votes in favor of the proposal. A Selling Fund may also request that selected brokers and nominees, in their discretion, submit broker non-votes, if doing so is necessary to obtain a quorum.

If your shares are held in an IRA account, you have the right to vote those shares. If you do not provide voting instructions with respect to your shares, your IRA custodian may or may not, depending upon the terms of your IRA agreement, vote shares for which it has not received your voting instructions. Please consult your IRA agreement and/or financial advisor for more information.

Shareholder Proxies. If you properly authorize your proxy by internet or telephone, or by executing and returning the enclosed proxy card by mail, and your proxy is not subsequently revoked, your vote will be cast at the Meeting and at any postponement or adjournment thereof. If you give instructions, your vote will be cast in accordance with your instructions. If you return your signed proxy card without instructions, your vote will be cast in favor of the Reorganization of your Selling Fund. Your votes will be cast in the discretion of the proxy holders on any other matter that may properly come before the Meeting, including, but not limited to, proposing the adjournment of the Meeting with respect to one or more proposals in the event that sufficient votes in favor of any proposal are not received. Not all proposals affect each Selling Fund, and shareholders of a Selling Fund will be entitled to cast votes and authorize proxies on only those proposals affecting the Selling Fund in which they are shareholders. If you intend to vote in person at the Meeting, please call 800-708-7953 to obtain important information regarding your attendance at the Meeting, including directions.

Proxy Statement Delivery. “Householding” is the term used to describe the practice of delivering one copy of a document to a household of shareholders instead of delivering one copy of a document to each shareholder in the household. Certain shareholders of the Selling Funds who share a common address and who have not opted out of the householding process may receive a single copy of the combined proxy statement/prospectus along with the proxy cards. If you received more than one copy of the combined proxy statement/prospectus, you may elect to household in the future if permitted by your financial intermediary. Contact the financial intermediary through which you purchased your shares to determine whether householding is an option for your account. If you received a single copy of the combined proxy statement/prospectus, you may opt out of householding in the future by contacting your financial intermediary.

An additional copy of this combined proxy statement/prospectus may be obtained by writing or calling the Selling Funds’ proxy solicitor, Computershare Fund Services, at c/o Operation Department, 280 Oser Avenue, Hauppauge, NY 11788, or toll free at 800-708-7953.

Revoking Your Proxy. If you execute, date and submit a proxy card with respect to your Selling Fund, you may revoke your proxy prior to the Meeting by providing written notice to the Funds’ proxy solicitor at Computershare Fund Services, c/o Operation Department, 280 Oser Avenue, Hauppauge, NY 11788, or change your vote by submitting a subsequently executed and dated proxy card, by authorizing your proxy by internet or telephone on a later date or by attending the Meeting and casting your vote in person. If you authorize your proxy by internet or telephone, you may change your vote prior to the Meeting by authorizing a subsequent proxy by internet or telephone or by completing, signing and returning a proxy card dated as of a date that is later than your last internet or telephone proxy authorization or by attending the Meeting and casting your vote in person. Merely attending the Meeting without voting will not revoke your prior proxy.

Simultaneous Meetings. The meeting for each Selling Fund will be held simultaneously with the meeting for each other Selling Fund, with each proposal being voted on separately by the shareholders of the relevant Selling Fund. If any shareholder objects to the holding of simultaneous meetings, the shareholder may move for an adjournment of his or her Selling Fund’s meeting to a time after the Meeting so that a meeting for that Selling Fund may be held separately. If a shareholder makes this motion, the persons named as proxies will take into consideration the reasons for the objection in deciding whether to vote in favor of the adjournment, and may vote for or against the adjournment in their discretion.

Solicitation of Proxies. The Board of each Selling Fund is asking for your vote and for you to vote as promptly as possible. The expenses of the solicitation will be allocated to each Fund subject to the limitations described in Exhibit A. Proxies will be solicited primarily through the mailing of the prospectus/proxy statement and its enclosures, but proxies also may be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of each Selling Fund or by employees or agents of Columbia Management and its affiliated companies. In addition, Computershare Fund Services, 280 Oser Avenue, Hauppauge, NY 11788, has been engaged to assist in the solicitation of proxies, at the estimated cost set forth below, plus expenses.

Fund	Estimated Cost
Columbia Large Cap Value Fund	$255,692
Columbia Multi-Advisor International Value Fund	$215,295
Columbia High Yield Opportunity Fund	$49,535
Columbia Government Money Market Fund	$23,353

Shareholder Proposals. The Selling Funds do not hold annual meetings of shareholders. Shareholders who wish to make a proposal not involving the nomination of a person for election as a trustee at a Selling Fund’s next special meeting that may be included in the Selling Fund’s proxy materials must notify the relevant Selling Fund a reasonable amount of time before the Selling Fund begins to print and mail its proxy materials. The fact that a Selling Fund receives such a shareholder proposal in a timely manner does not ensure inclusion of the proposal in the proxy materials, because there are other requirements in the proxy rules and the Selling Fund’s bylaws relating to such inclusion.

Dissenters’ Right of Appraisal. Shareholders of the Selling Funds have no appraisal or dissenters’ rights.

Other Business. The Board of each Selling Fund does not know of any matters to be presented at the Meeting other than the Reorganizations. If other business should properly come before the Meeting, the persons named as proxies will vote thereon in their discretion.

Adjournment. If the quorum required for the Meeting has not been met for any Selling Fund, the persons named as proxies may propose adjournment of the Meeting and vote all shares that they are entitled to vote in favor of such adjournment. If the quorum required for the Meeting has been met, but sufficient votes in favor of one or more proposals are not received by the time scheduled for the Meeting, then the persons named as proxies may move for one or more adjournments of the Meeting as to one or more proposals to allow further solicitation of shareholders. The procedures for adjournment of the Meeting for each Selling Fund are as follows:

•

For Columbia Multi-Advisor International Fund, Columbia High Yield Opportunity Fund and Columbia Government Money Market Fund, the Meeting may be adjourned by a majority of the votes properly cast upon the question, whether or not a quorum is present, and the Meeting may be held as adjourned within a reasonable time after the date set for the original Meeting without further notice.

•

For Columbia Large Cap Value Fund, the Meeting may be adjourned, whether or not a quorum is present, by the vote of a majority of the shares represented at the Meeting, either in person or by proxy. If the Meeting is adjourned, notice does not need to be given of the adjourned Meeting date unless a new record date for the adjourned Meeting is set or unless the adjourned Meeting is to take place more than sixty (60) days from the date set for the original Meeting, in which case the Board would be required to set a new record date.

The persons named as proxies will vote in favor of adjournment with respect to a proposal those shares they are entitled to vote in favor of such proposal. They will vote against any such adjournment those shares they are required to vote against such proposal. The costs of any additional solicitation and of any adjourned Meeting will be borne in the same manner as the other expenses associated with the proposals described herein. Any proposal for which sufficient favorable votes have been received may be acted upon and considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal.

SECTION C — CAPITALIZATION, OWNERSHIP OF FUND SHARES AND FINANCIAL HIGHLIGHTS

This section contains the following information about the Buying Funds and the Selling Funds (all information is shown for the most recently ended fiscal year unless otherwise noted):

Table	Content
C-1	Current and pro forma capitalization of each Selling Fund and each Buying Fund
C-2	Current and pro forma ownership of shares of each Selling Fund and each Buying Fund
C-3	Financial highlights of each Buying Fund

The Funds’ Investment Manager and Distributor. Columbia Management Investment Advisers, LLC, 225 Franklin Street, Boston, MA 02110, is the investment manager for each Fund. Columbia Management Investment Distributors, Inc., 225 Franklin St, Boston, MA 02110, is the distributor for each Fund.

Capitalization of Selling Funds and Buying Funds

The following table shows the capitalization as of August 31, 2012 for Columbia Large Cap Value Fund and Columbia Multi-Advisor International Value Fund; as of May 31, 2012 for Columbia High Yield Opportunity Fund; as of July 31, 2012 for Columbia Government Money Market Fund; and, with respect to the Buying Funds, on a pro forma basis, assuming the proposed Reorganization had taken place as of that date. The pro forma combined net assets are determined by adding the net assets of the Selling Funds and the net assets of the corresponding Buying Fund. The pro forma combined shares outstanding are determined by dividing the net assets of the Selling Funds by the net asset value per share of the corresponding Buying Fund and adding the actual shares outstanding of the corresponding Buying Fund.

Table C-1. Current and Pro Forma Capitalization of each Selling Fund and each Buying Fund

Fund	Net assets	Net asset value per share	Shares outstanding*
Columbia Large Cap Value Fund (Selling Fund)
Class A	$386,129,301	$11.55	33,433,745
Class B	$11,314,117	$11.10	1,018,874
Class C	$23,797,494	$11.11	2,142,575
Class I	$2,834	$11.60	244
Class R	$544,404	$11.54	47,159
Class W	$2,829	$11.55	245
Class Y	$6,507,450	$11.59	561,566
Class Z	$294,502,879	$11.57	25,449,897

Total	$722,801,308		62,654,305

Columbia Equity Value Fund (Current) (Buying Fund)
Class A	$568,061,289	$10.65	53,339,144
Class B	$12,400,446	$10.70	1,158,523
Class C	$3,910,663	$10.56	370,454
Class I	$9,301	$10.44	891
Class R	$29,580	$10.65	2,778
Class R4	$7,638	$10.68	715
Class K	$2,836,629	$10.68	265,564
Class R5	$1,065,671	$10.66	100,005
Class W	$14,279	$10.71	1,333
Class Z	$601,988	$10.66	56,465

Total	$588,937,484		55,295,872

Fund	Net assets	Net asset value per share	Shares outstanding*
Columbia Equity Value Fund (Pro Forma Combined Fund)
Class A	$954,190,590	$10.65	89,595,416
Class B	$23,714,563	$10.70	2,215,917
Class C	$27,708,157	$10.56	2,624,005
Class I	$12,135	$10.44	1,162
Class R	$573,984	$10.65	53,896
Class R4	$7,638	$10.68	715
Class K	$2,836,629	$10.68	265,564
Class R5	$1,065,671	$10.66	100,005
Class W	$17,108	$10.71	1,597
Class Y	$6,507,450	$10.44	623,319
Class Z	$295,104,867	$10.66	27,683,377

Total	$1,311,738,792		123,164,973

Columbia Multi-Advisor International Value Fund (Selling Fund)
Class A	$213,168,200	$5.06	42,097,073
Class B	$13,174,225	$4.79	2,750,897
Class C	$4,576,440	$4.72	969,028
Class I	$7,198	$5.19	1,387
Class K	$205,107	$5.16	39,723
Class Z	$46,633	$5.18	9.011

Total	$231,177,803		45,867,119

Columbia Overseas Value Fund (Current) (Buying Fund)
Class I	$26,830,421	$6.89	3,893,780
Class K	$2,187	$6.89	318
Class Z	$2,413,950	$6.90	349,788

Total	$29,246,558		4,243,886

Columbia Overseas Value Fund (Pro Forma Combined)
Class A	$213,168,200	$6.89	30,938,781
Class B	$13,174,225	$6.89	1,912,079
Class C	$4,576,440	$6.89	664,215
Class I	$26,835,325	$6.89	3,894,825
Class K	$205,107	$6.90	29,726
Class W	$2,187	$6.89	318
Class Z	$2,460,377	$6.90	356,546

Total	$260,421,861		37,796,490

Columbia High Yield Opportunity Fund (Selling Fund)
Class A	$182,776,940	$4.08	44,841,107
Class B	$4,273,299	$4.07	1,048,963
Class C	$11,166,794	$4.08	2,739,605
Class Z	$132,966,490	$4.08	32,623,125

Total	$331,183,523		81,252,800

Fund	Net assets	Net asset value per share	Shares outstanding*
Columbia High Yield Bond Fund (Current) (Buying Fund)
Class A	$1,170,173,009	$2.78	420,487,934
Class B	$34,360,918	$2.78	12,357,371
Class C	$75,595,922	$2.76	27,344,610
Class I	$141,387,565	$2.78	50,908,542
Class R	$7,581,986	$2.79	2,716,332
Class K	$63,275,955	$2.79	22,716,125
Class R4	$8,176,164	$2.80	2,922,281
Class R5	$8,674,526	$2.78	3,118,168
Class W	$44,832,162	$2.76	16,238,941
Class Z	$35,491,778	$2.78	12,758,473

Total	$1,589,549,985		571,568,777

Columbia High Yield Bond Fund (Pro Forma Combined)
Class A	$1,352,949,949	$2.78	486,235,035
Class B	$38,634,217	$2.78	13,894,529
Class C	$86,762,716	$2.76	31,390,550
Class I	$141,387,565	$2.78	50,908,542
Class R	$7,581,986	$2.79	2,716,332
Class K	$63,275,955	$2.78	22,716,125
Class R4	$8,176,164	$2.78	2,922,281
Class R5	$8,674,526	$2.78	3,118,168
Class W	$44,832,162	$2.76	16,238,941
Class Z	$168,458,268	$2.78	60,588,146

Total	$1,920,733,508		690,728,649

Columbia Government Money Market Fund (Selling Fund)
Class A	$94,701,667	$1.00	94,702,427
Class B	$1,809,253	$1.00	1,807,812
Class C	$12,828,406	$1.00	12,807,484
Class R	$6,013,177	$1.00	6,013,341
Class R5	$608,737	$1.00	608,691
Class Z	$6,823,461	$1.00	6,821,992

Total	$122,784,701		122,761,747

Columbia Money Market Fund (Buying Fund)
Class A	$1,846,163,381	$1.00	1,845,658,451
Class B	$12,159,466	$1.00	12,157,172
Class C	$10,251,802	$1.00	10,248,781
Class I	$391,266	$1.00	390,671
Class R	$654,011	$1.00	653,860
Class R5	$772,875	$1.00	772,575
Class W	$2,074,187	$1.00	2,073,764
Class Z	$70,390,393	$1.00	70,376,777

Total	$1,942,857,381		1,942,332,051

Fund	Net assets	Net asset value per share	Shares outstanding*
Columbia Money Market Fund (Pro Forma Combined)
Class A	$1,940,827,825	$1.00	1,940,322,895
Class B	$13,968,008	$1.00	13,965,714
Class C	$23,075,166	$1.00	23,072,145
Class I	$391,266	$1.00	390,671
Class R	$6,664,825	$1.00	6,664,674
Class R5	$1,381,373	$1.00	1,381,312
Class W	$2,074,187	$1.00	2,073,764
Class Z	$77,211,172	$1.00	77,197,556

Total	$2,065,593,822		2,065,068,731

*	Pro forma shares outstanding are calculated by dividing the net assets of the applicable Selling Fund by the net asset value per share of the corresponding Buying Fund and adding the result to the number of shares of such Buying Fund currently outstanding.

Ownership of Selling Fund and Buying Fund Shares

The following table provides information on each person who may be deemed to be a “control person” (as that term is defined in the 1940 Act) of a Fund as of September 30, 2012 because it owns, directly or indirectly, of record more than 25% of the outstanding shares of the Fund, by virtue of its fiduciary roles with respect to its clients or otherwise. A control person may be able to facilitate shareholder approval of proposals it favors and to impede shareholder approval of proposals it opposes. In this regard, if a control person owns a sufficient number of a Fund’s outstanding shares, then, for certain shareholder proposals, such control person may be able to approve, or to prevent approval, of such proposals without regard to votes by other Fund shareholders.

Fund	Shareholder Account Registration	Percentage of Fund	Percentage of Fund following Reorganization
Columbia Large Cap Value Fund (Selling Fund)	Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL	37.49%	N/A

Columbia Equity Value Fund (Buying Fund)	American Enterprise Investment Services, Minneapolis, MN	28.73%	13.07%

	Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL	N/A	20.42%

Columbia Multi-Advisor International Value Fund (Selling Fund)	N/A	N/A	N/A

Columbia Overseas Value Fund (Buying Fund)	Affiliated Funds-of-Funds Aggregate Ownership(1)(2)	91.54%	10.30%

Columbia High Yield Opportunity Fund (Selling Fund)	Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL	34.14%	N/A

Columbia High Yield Bond Fund (Buying Fund)	Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL	N/A	5.90%

Columbia Government Money Market Fund (Selling Fund)	N/A	N/A	N/A

Columbia Money Market Fund (Buying Fund)	N/A	N/A	N/A

(1)	Includes the aggregate ownership of the following affiliated funds-of-funds: Columbia LifeGoal Balanced Growth Portfolio and Columbia Variable Portfolio — Asset Allocation Fund.

(2)

Investments by funds-of-funds advised by Columbia Management (Columbia Funds-of-Funds) in shares of certain underlying funds (underlying funds) may represent significant ownership positions in such underlying funds. The Columbia Funds-of-Funds generally vote on underlying fund proposals in the same proportion that other shareholders vote on such proposals except where the Board(s) of Trustees of the Columbia Funds-of-Funds direct otherwise, including, for example, where the Columbia Funds-of-Funds own, in aggregate, a majority position of the underlying fund.

The following table provides information on shareholders who owned of record or, to the knowledge of the Fund, beneficially, more than 5% of any class of a Fund’s outstanding shares as of September 30, 2012. As of September 30, 2012, the officers and directors/trustees of each Fund, as a group, owned less than 1% of the outstanding shares of each class of such Fund.

Table C-2. Current and Pro Forma Ownership of Fund Shares

Fund	5% Owners	Percent of shares held	Percent of shares held following the Reorganization
Columbia Large Cap Value Fund (Selling Fund)
Class A	Merrill Lynch Pierce Fenner & Smith, Inc., Jacksonville, FL	15.64%	N/A
	National Financial Services, Inc., New York, NY	7.23%	N/A
	First Clearing LLC, St Louis, MO	6.90%	N/A
	Pershing LLC, Jersey City, NJ	6.08%	N/A
	Edward D. Jones & Company, Maryland Heights, MO	5.12%	N/A
Class B	Merrill Lynch Pierce Fenner & Smith, Inc., Jacksonville, FL	14.29%	N/A
	National Financial Services, Inc., New York, NY	7.97%	N/A
	Pershing LLC, Jersey City, NJ	5.51%	N/A
Class C	Merrill Lynch Pierce Fenner & Smith, Inc., Jacksonville, FL	17.64%	N/A
	National Financial Services, Inc., New York, NY	6.89%	N/A
	Pershing LLC, Jersey City, NJ	6.02%	N/A
	First Clearing LLC, St Louis, MO	5.68%	N/A
	Morgan Stanley Smith Barney, Jersey City, NJ	5.21%	N/A
Class I	RiverSource Investments LLC, Minneapolis, MN	100.00%	N/A
Class R	Community Bank NA, Utica, NY	48.15%	N/A
	Mark A O’Neal & Associates, Baton Rouge, LA	8.81%	N/A
	Reliance Trust Company, Atlanta, GA	8.67%	N/A
	General Power & Control 401K, Geismar, LA	8.56%	N/A
	Mid Atlantic Trust Company, Pittsburgh, PA	7.35%	N/A
	Country Club of York Employee Ret Savings, Covington, KY	6.38%	N/A
Class W	RiverSource Investments LLC, Minneapolis, MN	100.00%	N/A
Class Y	Merrill Lynch Pierce Fenner & Smith, Inc., Jacksonville, FL	100.00%	N/A
Class Z	Merrill Lynch Pierce Fenner & Smith, Inc., Jacksonville, FL	68.84%	N/A
	Charles Schwab & Co, Inc., San Francisco, CA	5.85%	N/A

Columbia Equity Value Fund (Buying Fund)
Class A	American Enterprise Investment Services, Inc., Minneapolis, MN	29.33%	17.49%
	Merrill Lynch Pierce Fenner & Smith, Inc., Jacksonville, FL	N/A	6.31%
	National Financial Services, Inc., New York, NY	N/A	2.92%
	First Clearing LLC, St Louis, MO	N/A	2.79%
	Pershing LLC, Jersey City, NJ	N/A	2.45%
	Edward D. Jones & Company, Maryland Heights, MO	N/A	2.06%

Fund	5% Owners	Percent of shares held	Percent of shares held following the Reorganization
Class B	American Enterprise Investment Services, Inc., Minneapolis, MN	8.95%	4.75%
	Merrill Lynch Pierce Fenner & Smith, Inc., Jacksonville, FL	N/A	6.71%
	National Financial Services, Inc., New York, NY	N/A	3.74%
	Pershing LLC, Jersey City, NJ	N/A	2.59%
Class C	American Enterprise Investment Services, Inc., Minneapolis, MN	34.81%	4.85%
	Merrill Lynch Pierce Fenner & Smith, Inc., Jacksonville, FL	N/A	15.18%
	National Financial Services, Inc., New York, NY	N/A	5.93%
	Pershing LLC, Jersey City, NJ	N/A	5.18%
	First Clearing LLC, St Louis, MO	N/A	4.89%
	Morgan Stanley Smith Barney, Jersey City, NJ	N/A	4.49%
Class I	RiverSource Investments LLC, Minneapolis, MN	100.00%	100.00%
Class R	MG Trust Company, Denver, CO	55.17%	2.88%
	RiverSource Investments LLC, Minneapolis, MN	23.45%	1.22%
	Frontier Trust Company, Fargo, ND	21.40%	1.12%
	Community Bank NA, Utica, NY	N/A	45.64%
	Mark A O’Neal & Associates, Baton Rouge, LA	N/A	8.35%
	Reliance Trust Company, Atlanta, GA	N/A	8.22%
	General Power & Control 401K, Geismar, LA	N/A	8.12%
	Mid Atlantic Trust Company, Pittsburgh, PA	N/A	6.96%
	Country Club of York Employee Ret Savings, Covington, KY	N/A	6.04%
Class W	American Enterprise Investment Services, Inc., Minneapolis, MN	70.71%	58.76%
	RiverSource Investments LLC, Minneapolis, MN	29.29%	41.24%
Class Y	Merrill Lynch Pierce Fenner & Smith, Inc., Jacksonville, FL	N/A	100.00%
Class Z	Morgan Stanley Smith Barney, Jersey City, NJ	53.85%	0.12%
	LPL Financial, San Diego, CA	12.26%	0.03%
	Sandra J. Richardson (IRA-Roll), Plymouth, MA	9.27%	0.02%
	Merrill Lynch Pierce Fenner & Smith, Inc., Jacksonville, FL	7.88%	68.71%
	National Financial Services, Inc., New York, NY	7.07%	0.02%
	American Enterprise Investment Services, Inc., Minneapolis, MN	7.40%	0.02%
	Charles Schwab & Co, Inc., San Francisco, CA	N/A	5.83%

Columbia Multi-Advisor International Value Fund (Selling Fund)
Class A	American Enterprise Investment Services, Inc., Minneapolis, MN	22.60%	N/A
Class B	American Enterprise Investment Services, Inc., Minneapolis, MN	24.28%	N/A
Class C	American Enterprise Investment Services, Inc., Minneapolis, MN	24.75%	N/A
Class I	RiverSource Investments LLC, Minneapolis, MN	100.00%	N/A
Class K*	Charles Schwab & Co, Inc., San Francisco, CA	53.35%	N/A
	First Clearing LLC, St Louis, MO	30.72%	N/A
Class Z	Morgan Stanley Smith Barney, Jersey City, NJ	61.49%	N/A
	First Clearing LLC, St Louis, MO	12.92%	N/A
	American Enterprise Investment Services, Inc., Minneapolis, MN	8.05%	N/A
	Merrill Lynch Pierce Fenner & Smith, Inc., Jacksonville, FL	7.10%	N/A
	National Financial Services, Inc., New York, NY	5.12%	N/A

Fund	5% Owners	Percent of shares held	Percent of shares held following the Reorganization
Columbia Overseas Value Fund (Buying Fund)
Class A	American Enterprise Investment Services, Inc., Minneapolis, MN	N/A	22.60%
Class B	American Enterprise Investment Services, Inc., Minneapolis, MN	N/A	24.28%
Class C	American Enterprise Investment Services, Inc., Minneapolis, MN	N/A	24.75%
Class I	Columbia LifeGoal Balanced Growth Portfolio, Minneapolis, MN	91.30%	91.27%
	Columbia VP – Asset Allocation Fund, Minneapolis, MN	8.70%	8.70%
	RiverSource Investments LLC, Minneapolis, MN	N/A	0.03%
Class K*	Charles Schwab & Co, Inc., San Francisco, CA	N/A	53.35%
	First Clearing LLC, St Louis, MO	N/A	30.72%
Class Z	Columbia Management Investment Advisors LLC, Minneapolis, MN	100.00%	96.58%
	Morgan Stanley Smith Barney, Jersey City, NJ	N/A	2.12%
	First Clearing LLC, St Louis, MO	N/A	0.45%
	American Enterprise Investment Services, Inc., Minneapolis, MN	N/A	0.28%
	Merrill Lynch Pierce Fenner & Smith, Inc., Jacksonville, FL	N/A	0.24%
	National Financial Services, Inc., New York, NY	N/A	0.18%

Columbia High Yield Opportunity Fund (Selling Fund)
Class A	American Enterprise Investment Services, Inc., Minneapolis, MN	9.95%	N/A
	First Clearing LLC, St Louis, MO	9.42%	N/A
	Edward D. Jones & Company, Maryland Heights, MO	8.18%	N/A
	National Financial Services, Inc., New York, NY	7.66%	N/A
	Merrill Lynch Pierce Fenner & Smith, Inc., Jacksonville, FL	6.53%	N/A
	Pershing LLC, Jersey City, NJ	6.34%	N/A
Class B	Merrill Lynch Pierce Fenner & Smith, Inc., Jacksonville, FL	16.75%	N/A
	First Clearing LLC, St Louis, MO	15.04%	N/A
	American Enterprise Investment Services, Inc., Minneapolis, MN	10.19%	N/A
	National Financial Services, Inc., New York, NY	9.79%	N/A
	Charles Schwab & Co, Inc., San Francisco, CA	8.18%	N/A
	Pershing LLC, Jersey City, NJ	7.28%	N/A
	Morgan Stanley Smith Barney, Jersey City, NJ	6.71%	N/A
Class C	Merrill Lynch Pierce Fenner & Smith, Inc., Jacksonville, FL	14.15%	N/A
	First Clearing LLC, St Louis, MO	13.41%	N/A
	Morgan Stanley Smith Barney, Jersey City, NJ	8.04%	N/A
	UBS WM USA, Weehawken, NJ	7.08%	N/A
	American Enterprise Investment Services, Inc., Minneapolis, MN	6.945%	N/A
	National Financial Services, Inc., New York, NY	6.85%	N/A
	Pershing LLC, Jersey City, NJ	5.91%	N/A
Class Z	Merrill Lynch Pierce Fenner & Smith, Inc., Jacksonville, FL	70.15%	N/A
	National Financial Services, Inc., New York, NY	8.85%	N/A
	TD Ameritrade, Inc., Omaha, NE	6.70%	N/A

Fund	5% Owners	Percent of shares held	Percent of shares held following the Reorganization
Columbia High Yield Bond Fund (Buying Fund)
Class A	American Enterprise Investment Services, Inc., Minneapolis, MN	21.74%	20.23%
	First Clearing LLC, St Louis, MO	N/A	1.21%
	Edward D. Jones & Company, Maryland Heights, MO	N/A	1.05%
	National Financial Services, Inc., New York, NY	N/A	0.98%
	Merrill Lynch Pierce Fenner & Smith, Inc., Jacksonville, FL	N/A	0.84%
	Pershing LLC, Jersey City, NJ	N/A	0.81%
Class B	American Enterprise Investment Services, Inc., Minneapolis, MN	27.41%	25.14%
	Merrill Lynch Pierce Fenner & Smith, Inc., Jacksonville, FL	N/A	2.21%
	First Clearing LLC, St Louis, MO	N/A	1.98%
	National Financial Services, Inc., New York, NY	N/A	1.29%
	Charles Schwab & Co, Inc., San Francisco, CA	N/A	1.08%
	Pershing LLC, Jersey City, NJ	N/A	0.96%
	Morgan Stanley Smith Barney, Jersey City, NJ	N/A	0.88%
Class C	American Enterprise Investment Services, Inc., Minneapolis, MN	21.82%	20.06%
	Merrill Lynch Pierce Fenner & Smith, Inc., Jacksonville, FL	11.65%	11.95%
	First Clearing LLC, St Louis, MO	10.25%	10.62%
	Morgan Stanley Smith Barney, Jersey City, NJ	N/A	0.95%
	UBS WM USA, Weehawken, NJ	N/A	0.84%
	National Financial Services, Inc., New York, NY	N/A	0.81%
	Pershing LLC, Jersey City, NJ	N/A	0.70%
Class Z	National Financial Services, Inc., New York, NY	20.36%	12.24%
	SEI Private Trust Company, Oak, PA	18.71%	5.52%
	LPL Financial, San Diego, CA	10.15%	2.99%
	First Clearing LLC, St Louis, MO	8.12%	2.39%
	Northern Trust Company, Chicago, IL	5.22%	1.54%
	Merrill Lynch Pierce Fenner & Smith, Inc., Jacksonville, FL	N/A	49.47%
	TD Ameritrade, Inc., Omaha, NE	N/A	4.72%

Columbia Government Money Market Fund (Selling Fund)
Class A	None
Class B	Morgan Stanley Smith Barney, Jersey City, NJ	9.92%	N/A
	Pershing LLC, Jersey City, NJ	8.26%	N/A
	First Clearing LLC, St Louis, MO	6.23%	N/A
Class C	RBC Capital Markets, LLC, Minneapolis, MN	6.53%	N/A
Class R	Mid Atlantic Trust Company, Pittsburgh, PA	19.81%	N/A
	Frontier Trust Company, FBO Piedmont Cardiology Associates, Fargo, ND	12.41%	N/A
	Frontier Trust Company, FBO Hospice Advantage, Fargo, ND	7.80%	N/A
	Counsel Trust, Pittsburgh, PA	7.28%	N/A
	Frontier Trust Company, FBO Edwards Sales Corp., Fargo, ND	5.94%	N/A
	Frontier Trust Company, FBO Ed Fagan, Inc., Fargo, ND	5.75%	N/A
Class R5	Charles Schwab & Co, Inc., San Francisco, CA	99.93%	N/A
Class Z	Donald E Lewin, Surfside, FL	33.07%	N/A

Fund	5% Owners	Percent of shares held	Percent of shares held following the Reorganization
Columbia Money Market Fund (Buying Fund)
Class A	None
Class B	American Enterprise Investment Services, Inc., Minneapolis, MN	5.15%	4.51%
	Morgan Stanley Smith Barney, Jersey City, NJ	N/A	1.23%
	Pershing LLC, Jersey City, NJ	N/A	1.02%
	First Clearing LLC, St Louis, MO	N/A	0.77%
Class C	American Enterprise Investment Services, Inc., Minneapolis, MN	13.67%	5.96%
	First Clearing LLC, St Louis, MO	11.04%	4.82%
	RBC Capital Markets, LLC, Minneapolis, MN	N/A	3.68%
Class R	Counsel Trust, Pittsburgh, PA	80.95%	14.66%
	MG Trust Company, Denver, CO	15.43%	1.54%
	Mid Atlantic Trust Company, Pittsburgh, PA	N/A	17.83%
	Frontier Trust Company, FBO Piedmont Cardiology Associates, Fargo, ND	N/A	11.17%
	Frontier Trust Company, FBO Hospice Advantage, Fargo, ND	N/A	7.02%
	Frontier Trust Company, FBO Edwards Sales Corp., Fargo, ND	N/A	5.34%
	Frontier Trust Company, FBO Ed Fagan, Inc., Fargo, ND	N/A	5.16%
Class R5	Frontier Trust Company, FBO Greatmats.com Corp., Fargo, ND	48.30%	48.00%
	Frontier Trust Company, FBO Mythics, Inc., Fargo, ND	32.43%	32.23%
	Thomas Crandall, FBO National Frost Inc. 401k, E Rochester, NY	5.52%	5.49%
	Charles Schwab & Co, Inc., San Francisco, CA	N/A	0.61%
Class Z	Wells Fargo Bank, Charlotte, NC	29.93%	26.99%
	Future Scholar Conservative, Minneapolis, MN	18.02%	16.25%
	Donald E Lewin, Surfside, FL	N/A	3.25%

*	Class K shares were formerly named Class R4 shares.

Financial Highlights of the Buying Funds

The financial highlights tables below are designed to help you understand how each Buying Fund has performed for the past five full fiscal years or, if shorter, the Buying Fund’s period of operations. Certain information reflects financial results for a single Buying Fund share. The total return line indicates how much an investment in the Buying Fund would have earned each period assuming any dividends and distributions had been reinvested. Total returns do not reflect payment of sales charges, if any.

The information shown below for Columbia Overseas Value Fund has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with such Buying Fund’s financial statements, is included in such Buying Fund’s annual report to shareholders. The information shown below for each of Columbia Equity Value Fund, Columbia High Yield Bond Fund and Columbia Money Market Fund has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with such Buying Fund’s financial statements, is included in such Buying Fund’s annual report to shareholders, except for periods ended on or before May 31, 2007 which has been audited by other auditors.

[[Because Class [[•]] shares and Class [[•]] shares of the [•] are new, no financial highlights are provided for these shares.]]

Table C-3. Financial Highlights of Buying Funds —

Financial Highlights — Columbia High Yield Bond Fund

Selected data for a share outstanding throughout each period is as follows:

Class A Shares

	Year Ended May 31,
Class A	2012		2011	2010		2009	2008
Per share data
Net asset value, beginning of period	$2.86		$2.61	$2.30		$2.74	$3.02

Income from investment operations:
Net investment income	0.18		0.20	0.20		0.22	0.22
Net realized and unrealized gain (loss)	(0.07)		0.25	0.31		(0.44)	(0.29)

Total from investment operations	0.11		0.45	0.51		(0.22)	(0.07)

Less distributions to shareholders:
Net investment income	(0.19)		(0.20)	(0.20)		(0.22)	(0.21)
Net realized gains	(0.00	)(a)	—	—		—	—
Tax return of capital	—		—	—		—	(0.00	)(a)

Total distributions to shareholders	(0.19)		(0.20)	(0.20)		(0.22)	(0.21)

Proceeds from regulatory settlements	0.00	(a)	—	0.00	(a)	—	—

Net asset value, end of period	$2.78		$2.86	$2.61		$2.30	$2.74

Total return	3.99%	(b)	17.61%	22.80%	(b)	(7.04% )	(2.40%	)

Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	1.08%		1.08%	1.09%		1.14%	1.13%
Net expenses after fees waived or expenses reimbursed(d)	1.04%	(e)	1.06%	1.03%		1.02%	1.10%
Net investment income	6.54%	(e)	7.16%	7.95%		9.85%	7.71%

Supplemental data
Net assets, end of period (in thousands)	$1,170,173		$1,339,628	$1,192,636		$1,003,576	$1,133,625
Portfolio turnover	76%		96%	94%		83%	64%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.
(b)

During the years ended May 31, 2012 and 2010, the Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.08% and 0.01%, respectively.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

Financial Highlights — Columbia High Yield Bond Fund

Selected data for a share outstanding throughout each period is as follows:

Class B Shares

	Year Ended May 31,
Class B	2012		2011	2010		2009	2008
Per share data
Net asset value, beginning of period	$2.86		$2.61	$2.30		$2.74	$3.02

Income from investment operations:
Net investment income	0.16		0.18	0.18		0.20	0.19
Net realized and unrealized gain (loss)	(0.07)		0.25	0.31		(0.44)	(0.29)

Total from investment operations	0.09		0.43	0.49		(0.24)	(0.10)

Less distributions to shareholders:
Net investment income	(0.17)		(0.18)	(0.18)		(0.20)	(0.18)
Net realized gains	(0.00	)(a)	—	—		—	—
Tax return of capital	—		—	—		—	(0.00	)(a)

Total distributions to shareholders	(0.17)		(0.18)	(0.18)		(0.20)	(0.18)

Proceeds from regulatory settlements	0.00	(a)	—	0.00	(a)	—	—

Net asset value, end of period	$2.78		$2.86	$2.61		$2.30	$2.74

Total return	3.20%	(b)	16.71%	21.88%	(b)	(7.77% )	(3.17%	)

Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	1.84%		1.84%	1.85%		1.90%	1.89%
Net expenses after fees waived or expenses reimbursed(d)	1.79%	(e)	1.82%	1.79%		1.78%	1.86%
Net investment income	5.77%	(e)	6.45%	7.19%		8.98%	6.92%

Supplemental data
Net assets, end of period (in thousands)	$34,361		$62,820	$91,104		$109,559	$173,555
Portfolio turnover	76%		96%	94%		83%	64%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.
(b)

During the years ended May 31, 2012 and 2010, the Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.08% and 0.01%, respectively.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

Financial Highlights — Columbia High Yield Bond Fund

Selected data for a share outstanding throughout each period is as follows:

Class C Shares

	Year Ended May 31,
Class C	2012		2011	2010		2009	2008
Per share data
Net asset value, beginning of period	$2.84		$2.59	$2.28		$2.72	$3.00

Income from investment operations:
Net investment income	0.16		0.18	0.18		0.20	0.19
Net realized and unrealized gain (loss)	(0.08)		0.25	0.31		(0.44)	(0.29)

Total from investment operations	0.08		0.43	0.49		(0.24)	(0.10)

Less distributions to shareholders:
Net investment income	(0.16)		(0.18)	(0.18)		(0.20)	(0.18)
Net realized gains	(0.00	)(a)	—	—		—	—
Tax return of capital	—		—	—		—	(0.00	)(a)

Total distributions to shareholders	(0.16)		(0.18)	(0.18)		(0.20)	(0.18)

Proceeds from regulatory settlements	0.00	(a)	—	0.00	(a)	—	—

Net asset value, end of period	$2.76		$2.84	$2.59		$2.28	$2.72

Total return	3.20%	(b)	16.80%	22.01%	(b)	(7.86% )	(3.21%	)

Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	1.83%		1.84%	1.85%		1.89%	1.88%
Net expenses after fees waived or expenses reimbursed(d)	1.79%	(e)	1.82%	1.79%		1.77%	1.86%
Net investment income	5.79%	(e)	6.42%	7.14%		9.11%	6.95%

Supplemental data
Net assets, end of period (in thousands)	$75,596		$76,237	$70,489		$21,579	$18,644
Portfolio turnover	76%		96%	94%		83%	64%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.
(b)

During the years ended May 31, 2012 and 2010, the Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.08% and 0.01%, respectively.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

Financial Highlights – Columbia High Yield Bond Fund

Selected data for a share outstanding throughout each period is as follows:

Class Z Shares

	Year Ended May 31,
Class Z	2012		2011(a)
Per share data
Net asset value, beginning of period	$2.85		$2.72

Income from investment operations:
Net investment income	0.18		0.14
Net realized and unrealized gain (loss)	(0.06)		0.12

Total from investment operations	0.12		0.26

Less distributions to shareholders:
Net investment income	(0.19)		(0.13)
Net realized gains	(0.00	)(b)	—

Total distributions to shareholders	(0.19)		(0.13)

Proceeds from regulatory settlements	0.00	(b)	—

Net asset value, end of period	$2.78		$2.85

Total return	4.59%	(c)	9.87%

Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed	0.80%		0.73%	(e)
Net expenses after fees waived or expenses reimbursed(f)	0.78%	(g)	0.73%	(e)
Net investment income	6.58%	(g)	7.37%	(e)

Supplemental data
Net assets, end of period (in thousands)	$35,492		$12,526
Portfolio turnover	76%		96%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to May 31, 2011.
(b)	Rounds to less than $0.01.
(c)	During the year ended May 31, 2012, the Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.08%.
(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Annualized.
(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

Financial Highlights — Columbia Money Market Fund

	Year Ended July 31,
Class A	2012		2011		2010		2009	2008
Per share data
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00	$1.00

Income from investment operations:
Net investment income	0.000	(a)	0.000	(a)	0.000	(a)	0.008	0.03
Net realized and unrealized gain (loss)	0.000	(a)	0.000	(a)	(0.005)		(0.007)	—
Increase from payments by affiliate	—		—		0.005		0.007	—

Total from investment operations	0.000	(a)	0.000	(a)	0.000	(a)	0.008	0.03

Less distributions to shareholders:
Net investment income	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.008)	(0.03)
Total distributions to shareholders	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.008)	(0.03)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00	$1.00

Total return	0.01%		0.01%		0.05%	(b)	0.79% (c)	3.52%

Ratios to average net assets
Expenses prior to fees waived or expenses reimbursed	0.71%		0.68%		0.75%		0.73%	0.65%
Net expenses after fees waived or expenses reimbursed(d)	0.14%	(e)	0.21%		0.25%		0.61%	0.65% (f)
Net investment income	0.01%	(e)	0.01%		0.04%		0.86%	3.45%

Supplemental data
Net assets, end of period (in thousands)	$1,846,163		$2,170,619		$2,528,588		$3,278,886	$4,728,064

Notes to Financial Highlights

(a)	Rounds to less than $0.001.
(b)	During the year ended July 31, 2010, the Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.53%.
(c)	During the year ended July 31, 2009, the Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.74%.
(d)

The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable, excluding expenses related to the Fund’s participation in the U.S. Department of Treasury’s Temporary Guarantee Program for Money Market Funds.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.
(f)	For the year ended July 31, 2008, the ratio of net expenses after reduction for earnings and bank fee credits was 0.63%.

Financial Highlights — Columbia Money Market Fund

	Year Ended July 31,
Class B	2012		2011		2010		2009	2008
Per share data
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00	$1.00

Income from investment operations:
Net investment income (loss)	(0.000	)(a)	0.000	(a)	(0.000	)(a)	0.005	0.03
Net realized and unrealized gain (loss)	0.000	(a)	0.000	(a)	(0.006)		(0.007)	—
Increase from payments by affiliate	—		—		0.006		0.007	—

Total from investment operations	0.000	(a)	0.000	(a)	(0.000	)(a)	0.005	0.03

Less distributions to shareholders:
Net investment income	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.005)	(0.03)
Total distributions to shareholders	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.005)	(0.03)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00	$1.00

Total return	0.01%		0.01%		0.01%	(b)	0.45% (c)	2.84%

Ratios to average net assets
Expenses prior to fees waived or expenses reimbursed	1.46%		1.43%		1.43%		1.39%	1.30%
Net expenses after fees waived or expenses reimbursed(d)	0.14%	(e)	0.21%		0.30%		0.93%	1.30% (f)
Net investment income (loss)	(0.00%	)(e)(g)	0.00%	(g)	(0.01%	)	0.41%	2.70%

Supplemental data
Net assets, end of period (in thousands)	$12,159		$18,617		$33,927		$76,370	$85,973

Notes to Financial Highlights

(a)	Rounds to less than $0.001.
(b)	During the year ended July 31, 2010, the Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.59%.
(c)	During the year ended July 31, 2009, the Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.71%.
(d)

The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable, excluding expenses related to the Fund’s participation in the U.S. Department of Treasury’s Temporary Guarantee Program for Money Market Funds.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.
(f)	For the year ended July 31, 2008, the ratio of net expenses after reduction for earnings and bank fee credits was 1.29%.
(g)	Rounds to less than 0.01%.

Financial Highlights — Columbia Money Market Fund

	Year Ended July 31,
Class C	2012		2011		2010		2009	2008
Per share data
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00	$1.00

Income from investment operations:
Net investment income (loss)	0.000	(a)	0.000	(a)	(0.000	)(a)	0.005	0.03
Net realized and unrealized gain (loss)	0.000	(a)	0.000	(a)	(0.005)		(0.007)	—
Increase from payments by affiliate	—		—		0.005		0.007	—

Total from investment operations	0.000	(a)	0.000	(a)	(0.000	)(a)	0.005	0.03

Less distributions to shareholders:
Net investment income	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.005)	(0.03)
Total distributions to shareholders	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.005)	(0.03)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00	$1.00

Total return	0.01%		0.01%		0.01%	(b)	0.46% (c)	2.85%

Ratios to average net assets
Expenses prior to fees waived or expenses reimbursed	0.72%		0.68%		1.18%		1.39%	1.30%
Net expenses after fees waived or expenses reimbursed(d)	0.13%	(e)	0.20%		0.30%		0.96%	1.30% (f)
Net investment income (loss)	0.01%	(e)	0.01%		(0.00%	)(g)	0.44%	2.60%

Supplemental data
Net assets, end of period (in thousands)	$10,252		$12,975		$7,910		$7,073	$7,698

Notes to Financial Highlights

(a)	Rounds to less than $0.001.
(b)	During the year ended July 31, 2010, the Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.48%.
(c)	During the year ended July 31, 2009, the Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.71%.
(d)

The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable, excluding expenses related to the Fund’s participation in the U.S. Department of Treasury’s Temporary Guarantee Program for Money Market Funds.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.
(f)	For the year ended July 31, 2008, the ratio of net expenses after reduction for earnings and bank fee credits was 1.29%.
(g)	Rounds to less than 0.01%.

Financial Highlights — Columbia Money Market Fund

	Year Ended July 31,
Class R	2012		2011		2010(a)
Per share data
Net asset value, beginning of period	$1.00		$1.00		$1.00

Income from investment operations:
Net investment income	0.000	(b)	0.000	(b)	0.002
Net realized and unrealized gain (loss)	0.000	(b)	0.000	(b)	(0.001)

Total from investment operations	0.000	(b)	0.000	(b)	0.001

Less distributions to shareholders:
Net investment income	(0.000	)(b)	(0.000	)(b)	(0.001)
Total distributions to shareholders	(0.000	)(b)	(0.000	)(b)	(0.001)

Net asset value, end of period	$1.00		$1.00		$1.00

Total return	0.01%		0.03%		0.14%	(c)

Ratios to average net assets
Expenses prior to fees waived or expenses reimbursed	0.71%		0.67%		0.80%	(d)
Net expenses after fees waived or expenses reimbursed(e)	0.14%	(f)	0.18%		0.07%	(d)
Net investment income	0.02%	(f)	0.02%		0.21%	(d)

Supplemental data
Net assets, end of period (in thousands)	$654		$30		$3

Notes to Financial Highlights

(a)	For the period from August 3, 2009 (commencement of operations) to July 31, 2010.
(b)	Rounds to less than $0.001.
(c)	During the year ended July 31, 2010, the Fund received a payment by an affiliate. There was no impact to the total return.
(d)	Annualized.
(e)

The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable, excluding expenses related to the Fund’s participation in the U.S. Department of Treasury’s Temporary Guarantee Program for Money Market Funds.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

Financial Highlights — Columbia Money Market Fund

	Year Ended July 31,
Class R5	2012		2011		2010		2009	2008
Per share data
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00	$1.00

Income from investment operations:
Net investment income	0.000	(a)	0.000	(a)	0.000	(a)	0.009	0.04
Net realized and unrealized gain (loss)	0.000	(a)	0.000	(a)	(0.002)		(0.007)	—
Increase from payments by affiliate	—		—		0.002		0.007	—

Total from investment operations	0.000	(a)	0.000	(a)	0.000	(a)	0.009	0.04

Less distributions to shareholders:
Net investment income	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.009)	(0.04)
Total distributions to shareholders	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.009)	(0.04)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00	$1.00

Total return	0.01%		0.01%		0.04%	(b)	0.91% (c)	3.75%

Ratios to average net assets
Expenses prior to fees waived or expenses reimbursed	0.42%		0.42%		0.45%		0.51%	0.41%
Net expenses after fees waived or expenses reimbursed(d)	0.12%		0.21%		0.18%		0.49%	0.41% (e)
Net investment income	0.03%		0.01%		0.05%		0.90%	3.68%

Supplemental data
Net assets, end of period (in thousands)	$773		$884		$726		$5	$5

Notes to Financial Highlights

(a)	Rounds to less than $0.001.
(b)	During the year ended July 31, 2010, the Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.19%.
(c)	During the year ended July 31, 2009, the Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.71%.
(d)

The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable, excluding expenses related to the Fund’s participation in the U.S. Department of Treasury’s Temporary Guarantee Program for Money Market Funds.

(e)	For the year ended July 31, 2008, the ratio of net expenses after reduction for earnings and bank fee credits was 0.41%.

Financial Highlights — Columbia Money Market Fund

	Year Ended July 31,
Class Z	2012		2011		2010(a)
Per share data
Net asset value, beginning of period	$1.00		$1.00		$1.00

Income from investment operations:
Net investment income	0.000	(b)	0.000	(b)	0.000	(b)
Net realized and unrealized gain (loss)	0.000	(b)	0.000	(b)	(0.000	)(b)

Total from investment operations	0.000	(b)	0.000	(b)	0.000	(b)

Less distributions to shareholders:
Net investment income	(0.000	)(b)	(0.000	)(b)	(0.000	)(b)
Total distributions to shareholders	(0.000	)(b)	(0.000	)(b)	(0.000	)(b)

Net asset value, end of period	$1.00		$1.00		$1.00

Total return	0.01%		0.01%		0.00%	(c)(d)

Ratios to average net assets
Expenses prior to fees waived or expenses reimbursed	0.71%		0.67%		0.61%	(e)
Net expenses after fees waived or expenses reimbursed(f)	0.14%	(g)	0.20%		0.26%	(e)
Net investment income	0.01%	(g)	0.01%		0.02%	(e)

Supplemental data
Net assets, end of period (in thousands)	$70,390		$64,787		$19,816

Notes to Financial Highlights

(a)	For the period from April 30, 2010 (commencement of operations) to July 31, 2010.
(b)	Rounds to less than $0.001.
(c)	Rounds to less than 0.01%.
(d)	During the year ended July 31, 2010, the Fund received a payment by an affiliate. There was no impact to the total return.
(e)	Annualized.
(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

Exhibit A

Costs of the Reorganizations

Each Selling Fund and the corresponding Buying Fund may bear a portion of the out-of-pocket expenses associated with its Reorganization. Out-of-pocket expenses associated with a Reorganization include, but are not limited to: (1) the expenses associated with the preparation, printing and mailing of any shareholder communications, including this proxy statement/prospectus, and any filings with the SEC and/or other governmental authorities in connection with the Reorganization; (2) the fees and expenses of any proxy solicitation firm retained in connection with the Reorganization; and (3) the legal and other fees and expenses incurred in connection with the Reorganization.

All fees paid to governmental authorities for the registration or qualification of the Buying Fund shares to be issued in the Reorganization and all transfer agency costs related to such shares will be allocated to the Buying Fund. All fees and expenses related to printing and mailing communications to Selling Fund shareholders will be allocated to the Selling Fund. All of the other out-of-pocket expenses of a Reorganization including, without limitation, accounting, legal and custodial expenses, will be allocated equally among the applicable Funds. Following this initial allocation among the Funds, Columbia Management limits the expenses actually borne by a Fund to not more than the anticipated reduction in expenses to be incurred by that Fund over the first year following the Reorganization. Any reduction in the Reorganization expenses borne by a Fund as a result of this limitation is absorbed by Columbia Management, not by any other Fund. The estimated costs of each Reorganization expected to be borne by each Selling Fund and each Buying Fund, in the aggregate and on a per-share basis based on shares outstanding as of August 31, 2012, are set forth below:

	Costs Estimated to be Borne
Fund	Total	Per Share
Columbia Large Cap Value Fund (Selling Fund)	$0	$0.000
Columbia Multi-Advisor International Value Fund (Selling Fund)	$0	$0.000
Columbia High Yield Opportunity Fund (Selling Fund)	$0	$0
Columbia Government Money Market Fund (Selling Fund)	$48,260	$0.000
Columbia Equity Value Fund (Buying Fund)	$0	$0.000
Columbia Overseas Value Fund (Buying Fund)	$2,500	$0.001
Columbia High Yield Bond Fund (Buying Fund)	$0	$0
Columbia Money Market Fund (Buying Fund)	$0	$0

Should any Reorganization fail to occur, Columbia Management will bear all costs associated with that Reorganization.

Based on the operating expense ratios shown in the Fees and Expenses section above for each Buying Fund, it is projected that, after the Reorganizations, assuming all of the Reorganizations are consummated, each class of each Selling Fund will benefit from expense savings that will offset the allocated Reorganization expenses. However, the benefit of those projected expense savings will not be realized immediately. It is projected that the aggregate expense savings for each Selling Fund will not exceed the allocated Reorganization expenses of that Selling Fund until approximately the number of months after its Reorganization set forth below.

Fund	Number of Months
Columbia Large Cap Value Fund	N/A
Columbia Multi-Advisor International Value Fund	N/A
Columbia High Yield Opportunity Fund	N/A
Columbia Government Money Market Fund	12

If a shareholder redeems his or her Buying Fund shares prior to the indicated time, the shareholder will receive no net benefit from the projected expense savings.

A-1

Exhibit B

Additional Information Applicable to the Buying Funds

Below is information regarding the Buying Funds. All references to a Fund or the Funds in this Exhibit B refer to a Buying Fund or the Buying Funds, respectively, unless otherwise noted.

Fund Management and Compensation (for all Buying Funds)

Columbia Management is located at 225 Franklin Street, Boston, MA 02110 and serves as investment adviser to the Funds. Columbia Management is a registered investment adviser and a wholly-owned subsidiary of Ameriprise Financial. Prior to May 1, 2010, Columbia Management’s name was RiverSource Investments, LLC. Ameriprise Financial is a financial planning and financial services company that has been offering solutions for clients’ asset accumulation, income management and protection needs for more than 110 years. Columbia Management’s management experience covers all major asset classes, including equity securities, fixed-income securities and money market instruments. In addition to serving as an investment adviser to mutual funds, Columbia Management acts as an investment adviser for itself, its affiliates, individuals, corporations, retirement plans, private investment companies, exchange-traded funds and financial intermediaries.

Subject to oversight by the Board of Trustees (the Board), Columbia Management manages the day-to-day operations of each Fund, determines what securities and other investments each Fund should buy or sell and executes the portfolio transactions. Although Columbia Management is responsible for the investment management of each Fund, Columbia Management may delegate certain of its duties to one or more subadvisers. Columbia Management may use the research and other capabilities of its affiliates and third parties in managing investments.

Columbia Management may, subject to the approval of the Board, engage an investment subadviser or subadvisers to make the day-to-day investment decisions for each Fund. Columbia Management retains ultimate responsibility (subject to Board oversight) for overseeing any subadviser it engages and for evaluating each Fund’s needs and the subadvisers’ skills and abilities on an ongoing basis. Based on its evaluations, Columbia Management may at times recommend to the Board that each Fund change, add or terminate one or more subadvisers; continue to retain a subadviser even though the subadviser’s ownership or corporate structure has changed; or materially change a subadvisory agreement with a subadviser.

The SEC has issued an order that permits Columbia Management, subject to the approval of the Board, to appoint an unaffiliated subadviser or to change the terms of a subadvisory agreement for each Fund without first obtaining shareholder approval. The order permits each Fund to add or to change unaffiliated subadvisers or to change the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. Columbia Management and its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create certain conflicts of interest. When making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, Columbia Management discloses to the Board the nature of any material relationships it has with a subadviser or its affiliates.

Each Fund pays Columbia Management a fee for its investment advisory services. The fees paid by each Fund for the most recent fiscal year were the following percentage of each Buying Fund’s average daily net assets:

Buying Fund	Percentage of Fund’s Average Daily Net Assets
Columbia Equity Value Fund	0.64%*
Columbia Overseas Value Fund	0.80%
Columbia High Yield Bond Fund	0.57%
Columbia Money Market Fund	0.31%

*

For the most recent fiscal period from April 1, 2011 to February 29, 2012. Includes an adjustment under the terms of a performance incentive arrangement that increased the management fee by 0.02% for the most recent fiscal period. (During the most recent fiscal period, the Fund’s fiscal year end changed from March 31 to February 29.) The fee for the prior fiscal year ended March 31, 2011 was 0.53% of the Fund’s average daily net assets, including an adjustment under the terms of a performance incentive arrangement that increased the management fee by 0.003% for that fiscal year. The performance incentive adjustment (PIA) was computed by comparing the Fund’s performance to the performance of an index of comparable funds published by Lipper Inc. The index against which the Fund’s performance was measured for purposes of the PIA was the Lipper Large-Cap Value Funds Index. The maximum adjustment (increase or decrease) was 0.12% of the Fund’s average net assets on an annual basis. The PIA was terminated on June 1, 2011.

Under its investment management services agreement (“IMS Agreement”), each Fund also pays taxes brokerage commissions and nonadvisory expenses. A discussion regarding the basis for each Fund’s board of trustees approving the IMS Agreement is available in Columbia Equity Value Fund’s Semiannual Report to Shareholders for the period ended March 31, 2011, Columbia Overseas Value Fund’s Annual Report to Shareholders for the period ended February 28, 2011, Columbia High Yield Bond Fund’s Annual Report to Shareholders for the period ended May 31, 2012 and Columbia Money Market Fund’s Annual Report to Shareholders for the fiscal year ended July 31, 2012.

Each Fund may from time to time take temporary defensive investment positions that may be inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, social or other conditions, including, without limitation, (i) investing some or all of its assets in money market instruments or shares of affiliated or unaffiliated money market funds, (ii) holding some or all of its assets in cash or cash equivalents, or (iii) investing in derivatives, such as futures (e.g., index futures) or options on futures, for various purposes, including among others, investing in particular derivatives to achieve indirect investment exposures to a sector, country or region where Columbia Management believes such defensive positioning is appropriate. While each Fund is so positioned defensively, derivatives could comprise a substantial portion of a Fund’s investment. For more information on the risks of investing in derivatives, as applicable, see [Comparison of Principal Risks Section] above.

The Funds may not achieve their investment objectives while they are investing defensively.

Portfolio Managers

Information about the portfolio managers who are primarily responsible for overseeing each Fund’s investments is shown below. The Merger SAI provides more information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of securities in each Fund.

Columbia Equity Value Fund

Steve Schroll, Portfolio Manager

•	Managed the Fund since 2003.

•	Joined Columbia Management in 1998 as a Senior Security Analyst.

•	Began investment career in 1981.

•	MBA, University of Minnesota.

Laton Spahr, CFA, Portfolio Manager

•	Managed the Fund since 2003.

•	Joined Columbia Management in 2001 as a Security Analyst.

•	Began investment career in 1998

•	MS, University of Wisconsin, Applied Security Analysis Program.

Paul Stocking, Portfolio Manager

•	Managed the Fund since 2006.

•	Joined Columbia Management in 1995 as a Senior Equity Analyst.

•	Began investment career in 1987.

•	MBA, University of Chicago

Columbia Overseas Value Fund

Colin Moore, Co-Manager

•	Service with the Fund since November 2011.

•	Chief Investment Officer of Columbia Management.

•	Associated with Columbia Management or its predecessors as an investment professional since 2002.

•	Began investment career in 1983.

•	Completed Investment Management Program at the London Business School.

Fred Copper, CFA, Co-manager

•	Service with the Fund since 2008.

•	Portfolio Manager of Columbia Management.

•	Associated with Columbia Management or its predecessors as an investment professional since September 2005.

•	Began investment career in 1990.

•	M.B.A., University of Chicago.

Columbia High Yield Bond Fund

Jennifer Ponce de Leon, Portfolio Manager

•	Managed the Fund since May 2010.

•	Vice President and Sector Leader of the high yield fixed income sector team.

•	Joined Columbia Management in 1997.

•	Began investment career in 1989.

•	MBA, Depaul University.

Brian Lavin, CFA, Portfolio Manager

•	Managed the Fund since May 2010.

•	Sector Manager on the high yield fixed income sector team.

•	Joined Columbia Management in 1994.

•	Began investment career in 1986.

•	MBA, University of Wisconsin – Milwaukee.

Certain Legal Matters

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that each Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates is the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on a Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with each Fund. Information regarding certain pending and settled legal proceedings may be found in each Fund’s shareholder reports and in the Merger SAI. Additionally, Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

Choosing a Share Class

The Funds

The Columbia Funds generally share the same policies and procedures for investor services, as described below. Funds and portfolios that used the “Columbia” and “Columbia Acorn” brands prior to September 27, 2010 are collectively referred to herein as the Legacy Columbia Funds. The funds that historically used the RiverSource brand, including those renamed with the “Columbia” brand effective September 27, 2010, as well as certain other funds are collectively referred to as the Legacy RiverSource Funds. Together the Legacy Columbia Funds and the Legacy RiverSource Funds are referred to as the Funds. For a list of Legacy Columbia Funds and Legacy RiverSource Funds, see the appendices to a Fund’s SAI.

The Funds’ primary service providers are referred to as follows: the Investment Manager refers to Columbia Management Investment Advisers, LLC, the Transfer Agent refers to Columbia Management Investment Services Corp. and the Distributor refers to Columbia Management Investment Distributors, Inc.

Funds Contact Information

Additional information about the Funds can be obtained at www.columbiamanagement.com,* by calling toll-free 800.345.6611, or by writing (regular mail) to Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081 or (express mail) Columbia Management Investment Services Corp., c/o Boston Financial, 30 Dan Road, Suite 8081, Canton, MA 02021-2809.

Summary of Share Class Features

Each share class has its own investment eligibility criteria, cost structure and other features. You may not be eligible for every share class. If you purchase shares of a Fund through a retirement plan or other product or program offered by your selling agent, not all share classes of the Fund may be made available to you. When deciding which class of shares to buy, you should consider, among other things:

•	The amount you plan to invest.

•	How long you intend to remain invested in the Fund.

•	The expenses for each share class.

•	Whether you may be eligible for a reduction or waiver of sales charges when you buy or sell shares.

*	The website references in this prospectus are intended to be inactive textual references and information contained in or otherwise accessible through the referenced websites does not form a part of this prospectus.

Each investor’s personal situation is different and you may wish to discuss with your selling agent which share classes are available to you and which share class is appropriate for you.

FUNDamentalsTM
Selling and/or Servicing Agents

The terms “selling agent” and “servicing agent” refer to the financial intermediaries that are authorized to sell shares of the Fund. Selling and/or servicing agents (collectively, selling agents) include broker-dealers and financial advisors as well as firms that employ such broker-dealers and financial advisors, including, for example, brokerage firms, banks, investment advisers, third party administrators and other financial intermediaries, including Ameriprise Financial and its affiliates.

Retirement Plans and Omnibus Retirement Plans

The term “retirement plan” refers to retirement plans created under sections 401(a), 401(k), 457 and 403(b) of the Internal Revenue Code of 1986, as amended (the Code), non-qualified deferred compensation plans governed by section 409A of the Code and similar plans but does not refer to individual retirement plans. The term “omnibus retirement plan” refers to a retirement plan that has a plan-level or omnibus account with a Fund or the Transfer Agent.

The following summarizes the primary features of Class A, Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class T, Class W, Class Y and Class Z shares. Not all Funds offer every class of shares. The Fund offers the class(es) of shares set forth on the cover of this prospectus and may offer other share classes through a separate prospectus. Although certain share classes are generally closed to new or existing investors, information relating to these share classes is included in the table below because certain qualifying purchase orders are permitted, as described below.

Share Class	Eligible Investors(a); Minimum Initial Investments(b); Investment Limits; and Conversion Features	Front-End Sales Charges(c)	Contingent Deferred Sales Charges (CDSCs)(c)	Maximum Distribution and/or Service (12b-1) Fees and Non-12b-1 Service Fees(d)
Class A	Eligibility: Available to the general public for investment Minimum Initial Investment: $2,000 for most investors Investment Limits and Conversion Features: None	5.75% maximum, declining to 0.00% on investments of $1 million or more None for money market Funds and certain other Funds(e)

CDSC on certain investments of between $1 million and $50 million redeemed within 18 months of purchase charged as follows:

•       1.00% CDSC if redeemed within 12 months of purchase and

•       0.50% CDSC if redeemed more than 12, but less than 18, months of purchase(e)

Distribution and/or Service (12b-1) Fees: up to 0.25%

Share Class	Eligible Investors(a); Minimum Initial Investments(b); Investment Limits; and Conversion Features	Front-End Sales Charges(c)	Contingent Deferred Sales Charges (CDSCs)(c)	Maximum Distribution and/or Service (12b-1) Fees and Non-12b-1 Service Fees(d)
Class B	Eligibility: Closed to new investors(f) Investment Limits: Up to $49,999 Conversion Features: Converts to Class A shares generally eight years after purchase(g)	None	5.00% maximum, gradually declining to 0.00% after six years(g)	Distribution Fee: 0.75% Service Fee: 0.25%
Class C

Eligibility: Available to the general public for investment

Minimum Initial Investment: $2,000 for most investors

Investment Limits: Up to $999,999; none for omnibus retirement plans

Conversion Features: None

		None	1.00% on certain investments redeemed within one year of purchase	Distribution Fee: 0.75% Service Fee: 0.25%
Class I	Eligibility: Available only to other Funds (i.e., fund-of-fund investments) Minimum Initial Investment, Investment Limits and Conversion Features: None	None	None	None
Class K(h)

Eligibility: Closed to new investors; available only to qualified employee benefit plans, trust companies or similar institutions, 501(c)(3) charitable organizations, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, 529 plans, and health savings accounts(f)

Minimum Initial Investment, Investment Limits and Conversion Features: None

		None	None	Plan Administration Fee: 0.25%

Share Class	Eligible Investors(a); Minimum Initial Investments(b); Investment Limits; and Conversion Features	Front-End Sales Charges(c)	Contingent Deferred Sales Charges (CDSCs)(c)	Maximum Distribution and/or Service (12b-1) Fees and Non-12b-1 Service Fees(d)
Class R

Eligibility: Available only to eligible retirement plans, health savings accounts and, in the sole discretion of the Distributor, other types of retirement accounts held through platforms maintained by selling agents approved by the Distributor

Minimum Initial Investment, Investment Limits and Conversion Features: None

		None	None	Legacy Columbia Funds: distribution fee of 0.50% Legacy RiverSource Funds: distribution and service fee of 0.50%, of which the service fee may be up to 0.25%
Class R4(h)

Eligibility: Available only to omnibus retirement plans, trust companies or similar institutions, 501(c)(3) charitable organizations, 529 plans and health savings accounts

Minimum Initial Investment, Investment Limits and Conversion Features: None

		None	None	None
Class R5

Eligibility: Available only to (i) certain registered investment advisers that clear Fund share transactions for their client or customer accounts through designated mutual fund trading platforms that have been granted specific written authorization from the Transfer Agent with respect to Class R5 eligibility apart from selling, servicing or similar agreements and (ii) omnibus retirement plans(f)

Minimum Initial Investment, Investment Limits and Conversion Features: None

		None	None	None

Share Class	Eligible Investors(a); Minimum Initial Investments(b); Investment Limits; and Conversion Features	Front-End Sales Charges(c)	Contingent Deferred Sales Charges (CDSCs)(c)	Maximum Distribution and/or Service (12b-1) Fees and Non-12b-1 Service Fees(d)
Class T

Eligibility: Generally closed to new investors; available only to investors who received (and who have continuously held) Class T shares in connection with the merger of certain Galaxy funds into various Legacy Columbia Funds (formerly named Liberty funds)

Minimum Initial Investment, Investment Limits and Conversion Features: None

		5.75% maximum, declining to 0.00% on investments of $1 million or more	CDSC on certain investments of between $1 million and $50 million redeemed within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase and 0.50% CDSC if redeemed more than 12, but less than 18, months of purchase	Non-12b-1 Service Fee: up to 0.50%
Class W

Eligibility: Available only to investors purchasing through certain authorized investment programs managed by investment professionals, including discretionary managed account programs

Minimum Initial Investment: $500

Investment Limits and Conversion Features: None

		None	None	Distribution and Service Fees: 0.25%
Class Y

Eligibility: Available only to (i) omnibus retirement plans with plan assets of at least $10 million as of the date of funding the Fund account; and (ii) omnibus retirement plans with plan assets of less than $10 million as of the date of funding the Fund account, provided that such plans invest $500,000 or more in Class Y shares of the Fund(f)

Minimum Initial Investment: See Eligibility above

Investment Limits and Conversion Features: None

		None	None	None

Share Class	Eligible Investors(a); Minimum Initial Investments(b); Investment Limits; and Conversion Features	Front-End Sales Charges(c)	Contingent Deferred Sales Charges (CDSCs)(c)	Maximum Distribution and/or Service (12b-1) Fees and Non-12b-1 Service Fees(d)
Class Z

Eligibility: Available only to certain eligible investors, which are subject to different minimum investment requirements, ranging from $0 to $2,000; effective March 29, 2013, closed to (i) accounts of selling agents that clear Fund share transactions for their client or customer accounts through designated mutual fund trading platforms that have been given specific written notice from the Transfer Agent of the termination of their eligibility for new purchases of Class Z shares and (ii) omnibus retirement plans, subject to certain exceptions(f)

Minimum Initial Investment: See Eligibility above

Investment Limits and Conversion Features: None

		None	None	None

(a)

For money market Funds, new investments must be made in Class A, Class I, Class W or Class Z shares, subject to eligibility. Class C and Class R shares of the money market Funds are available as a new investment only to investors in the Distributor’s proprietary 401(k) products, provided that such investor is eligible to invest in the class and transact directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper. The money market Funds offer other classes of shares only to facilitate exchanges with other Funds offering such share classes.

(b)

The minimum initial investment requirement is $5,000 for Columbia Floating Rate Fund and Columbia Inflation Protected Securities Fund, and $10,000 for Columbia 120/20 Contrarian Equity Fund, Columbia Absolute Return Currency and Income Fund, Columbia Absolute Return Emerging Markets Macro Fund and Columbia Global Extended Alpha Fund. See Buying, Selling and Exchanging Shares – Buying Shares for more details on the eligible investors and minimum initial investment requirements. Certain share classes are subject to minimum account balance requirements, as described in Buying, Selling and Exchanging Shares – Transaction Rules and Policies.

(c)

Actual front-end sales charges and CDSCs vary among the Funds. For more information on applicable sales charges, see Choosing a Share Class – Sales Charges and Commissions and for information about certain exceptions to these sales charges, see Choosing a Share Class – Reductions/Waivers of Sales Charges.

(d)

These are the maximum applicable distribution, shareholder service and/or non-12b-1 service fees. Fee rates and fee components (i.e., the portion of a combined fee that is a distribution or service fee) may vary among Funds. Because these fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of distribution and/or shareholder service fees. Although Class A shares of certain Legacy Columbia Funds are subject to a combined distribution and service fee of up to 0.35%, these Funds currently limit the combined fee to 0.25%. Columbia Money Market Fund pays a distribution and service fee of up to 0.10% on Class A shares, up to 0.75% distribution fee and up to 0.10% service fee on Class B shares, up to 0.75% distribution fee on Class C shares, and 0.10% distribution and service fees on Class W shares. Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund and Columbia Tax-Exempt Fund pay a service fee of up to 0.20% on Class A, Class B and Class C shares. Columbia Intermediate Municipal Bond Fund pays a distribution fee of up to 0.65% on Class B and Class C shares. For more information on distribution and service fees, see Choosing a Share Class – Distribution and Service Fees.

(e)

The following Funds are not subject to a front-end sales charge or a CDSC on Class A shares: money market Funds, Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund, Columbia Mid Cap Index Fund and Columbia Small Cap Index Fund.

(f)

These share classes are closed, or will be closed, to new accounts generally or to new accounts of certain categories of investors, subject to certain conditions, as summarized below and described in more detail under Buying, Selling and Exchanging Shares – Buying Shares – Eligible Investors:

•

Class B Shares. The Funds no longer accept investments from new or existing investors in Class B shares, except through reinvestment of dividend and/or capital gain distributions by existing Class B shareholders, or a permitted exchange.

•

Class K Shares. Shareholders who opened and funded a Class K shares account with a Fund as of the close of business on December 31, 2010 may continue to make additional purchases of such share class, and existing Class K accounts may continue to allow new investors or participants to be established in their Fund account.

•

Class R5 Shares. Shareholders with Class R5 accounts funded before November 8, 2012 who do not satisfy the current eligibility criteria for Class R5 shares may not establish new Class R5 accounts but may continue to make additional purchases of Class R5 shares in existing accounts. In addition, investment advisory programs and similar programs that opened a Class R5 account as of May 1, 2010, and continuously hold Class R5 shares in such account after such date, may generally not only continue to make additional purchases of Class R5 shares but also open new Class R5 accounts and add new shareholders in the program.

•

Class Y Shares. Shareholders with Class Y accounts funded before November 8, 2012 who do not satisfy the current eligibility criteria for Class Y shares may not establish new accounts for such share class but may continue to make additional purchases of Class Y shares in existing accounts.

•

Class Z Shares. Effective March 29, 2013, selling agents that clear Fund share transactions through designated mutual fund trading platforms that have been given specific written notice from the Transfer Agent of the termination of their eligibility for new purchases of Class Z shares and omnibus retirement plans will not be permitted to establish new Class Z accounts, subject to certain exceptions. Omnibus retirement plans that opened and, subject to exceptions, funded a Class Z account as of close of business on March 28, 2013, and continuously hold Class Z shares in such account after such date, may generally continue to make additional purchases of Class Z shares, open new Class Z accounts and add new participants. In certain circumstances and in the sole discretion of the Distributor, omnibus retirement plans affiliated with these grandfathered plans may also open new Class Z accounts after March 28, 2013. Accounts of selling agents (other than omnibus retirement plans) that clear Fund share transactions for their client or customer accounts through designated mutual fund trading platforms will not be permitted to establish new Class Z accounts or make additional purchases of Class Z shares (other than through reinvestment of distributions) after March 28, 2013.

(g)

Timing of conversion and CDSC schedules will vary depending on the Fund and the date of your original purchase of Class B shares. For more information on the conversion of Class B shares to Class A shares, see Choosing a Share Class – Sales Charges and Commissions. Class B shares of Columbia Short Term Municipal Bond Fund do not convert to Class A shares.

(h)	Prior to October 25, 2012, Class K shares were named Class R4; and prior to October 31, 2012, Class R4 shares were named Class R3.

Sales Charges and Commissions

Sales charges, commissions and distribution and service fees (discussed in a separate sub-section below) compensate selling agents, and typically your financial advisor, for selling shares to you and for maintaining and servicing the shares held in your account with them. These charges, commissions and fees are intended to provide incentives for selling agents to provide these services.

Depending on which share class you choose you will pay these charges either at the outset as a front-end sales charge, at the time you sell your shares as a CDSC and/or over time in the form of increased ongoing fees. Whether the ultimate cost is higher for one class over another depends on the amount you invest, how long you hold your shares and whether you are eligible for reduced or waived sales charges. The differential between classes also will vary depending on the actual investment return for any given investment period. We encourage you to consult with a financial advisor who can help you with your investment decisions.

Class A Shares — Front-End Sales Charge

You’ll pay a front-end sales charge when you buy Class A shares (other than shares of a money market Fund and certain other Funds), resulting in a smaller dollar amount being invested in a Fund than the purchase price you pay, unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. For more information, see Choosing a Share Class – Reductions/Waivers of Sales Charges.

The Distributor receives the sales charge and re-allows (or pays) a portion of the sales charge to the selling agent through which you purchased the shares. The Distributor retains the balance of the sales charge. The Distributor retains the full sales charge you pay when you purchase shares of the Fund directly from the Fund (rather than through a selling agent). Sales charges vary depending on the amount of your purchase.

FUNDamentalsTM
Front-End Sales Charge Calculation

The table below presents the front-end sales charge as a percentage of both the offering price and the net amount invested.

• The net asset value (or NAV) per share is the price of a share calculated by the Fund every business day.

• The offering price per share is the NAV per share plus any front-end sales charge that applies.

The dollar amount of the sales charge is the difference between the offering price of the shares you buy (based on the applicable sales charge for the Fund) and the net asset value of those shares. To determine the front-end sales charge you will pay when you buy your shares, the Fund will add the amount of your investment to the value of your account (and any other accounts eligible for aggregation of which you or your selling agent notify the Fund) and base the sales charge on the aggregate amount. See Choosing a Share Class – Reductions/Waivers of Sales Charges for a discussion of account value aggregation. There is no initial sales charge on reinvested dividend or capital gain distributions.

The front-end sales charge you’ll pay on Class A shares:
• depends on the amount you’re investing (generally, the larger the investment, the smaller the percentage sales charge), and
• is based on the total amount of your purchase and the value of your account (and any other accounts eligible for aggregation of which you or your selling agent notifies the Fund).

Class A Shares — Front-End Sales Charge — Breakpoint Schedule

Breakpoint Schedule For:	Dollar amount of shares bought(a)	Sales charge as a % of the offering price(b)	Sales charge as a % of the net amount invested(b)	Amount retained by or paid to selling agents as a % of the offering price
Equity Funds, Columbia Absolute Return Emerging Markets Macro Fund, Columbia Absolute Return Enhanced Multi-Strategy Fund, Columbia Commodity Strategy Fund, Columbia Risk Allocation Fund and Funds-of-Funds (equity)*	$0 – $49,999	5.75%	6.10%	5.00%
	$50,000 – $99,999	4.50%	4.71%	3.75%
	$100,000 – $249,999	3.50%	3.63%	3.00%
	$250,000 – $499,999	2.50%	2.56%	2.15%
	$500,000 – $999,999	2.00%	2.04%	1.75%
	$1,000,000 or more	0.00%	0.00%	0.00	%(c)

Breakpoint Schedule For:	Dollar amount of shares bought(a)	Sales charge as a % of the offering price(b)	Sales charge as a % of the net amount invested(b)	Amount retained by or paid to selling agents as a % of the offering price
For Fixed Income Funds (except those listed below) and Funds-of-Funds (fixed income)*	$0 – $49,999	4.75%	4.99%	4.00%
	$50,000 – $99,999	4.25%	4.44%	3.50%
	$100,000 – $249,999	3.50%	3.63%	3.00%
	$250,000 – $499,999	2.50%	2.56%	2.15%
	$500,000 – $999,999	2.00%	2.04%	1.75%
	$1,000,000 or more	0.00%	0.00%	0.00	%(c)
Columbia Intermediate Bond Fund, Columbia Intermediate Municipal Bond Fund, Columbia LifeGoal® Income Portfolio and each of the state-specific intermediate municipal bond Funds	$0 – $99,999	3.25%	3.36%	2.75%
	$100,000 – $249,999	2.50%	2.56%	2.15%
	$250,000 – $499,999	2.00%	2.04%	1.75%
	$500,000 – $999,999	1.50%	1.53%	1.25%
	$1,000,000 or more	0.00%	0.00%	0.00	%(c)
Columbia Absolute Return Currency and Income Fund, Columbia Absolute Return Multi-Strategy Fund, Columbia Floating Rate Fund, Columbia Inflation Protected Securities Fund and Columbia Limited Duration Credit Fund	$0 – $99,999	3.00%	3.09%	2.50%
	$100,000 – $249,999	2.50%	2.56%	2.15%
	$250,000 – $499,999	2.00%	2.04%	1.75%
	$500,000 – $999,999	1.50%	1.52%	1.25%
	$1,000,000 or more	0.00%	0.00%	0.00	%(c)
Columbia Short Term Bond Fund and Columbia Short Term Municipal Bond Fund	$0 – $99,999	1.00%	1.01%	0.75%
	$100,000 – $249,999	0.75%	0.76%	0.50%
	$250,000 – $999,999	0.50%	0.50%	0.40%
	$1,000,000 or more	0.00%	0.00%	0.00	%(c)

*

The following Funds are not subject to a front-end sales charge or a CDSC on Class A shares: money market Funds, Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund, Columbia Mid Cap Index Fund and Columbia Small Cap Index Fund. “Funds-of-Funds (equity)” includes Columbia LifeGoal® Growth Portfolio, Columbia LifeGoal® Balanced Growth Portfolio, Columbia LifeGoal® Income and Growth Portfolio, Columbia Portfolio Builder Aggressive Fund, Columbia Portfolio Builder Moderate Aggressive Fund and Columbia Portfolio Builder Moderate Fund. “Funds-of-Funds (fixed income)” includes Columbia Income Builder Fund, Columbia Portfolio Builder Conservative Fund and Columbia Portfolio Builder Moderate Conservative Fund. Columbia Balanced Fund and Columbia Strategic Allocation Fund are treated as equity Funds for purposes of the table.

(a)

Purchase amounts and account values may be aggregated among all eligible Fund accounts for the purposes of this table. See Choosing a Share Class – Reductions/Waivers of Sales Charges for a discussion of account value aggregation.

(b)

Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process. Purchase price includes the sales charge.

(c)	For information regarding cumulative commissions paid to your selling agent when you buy $1 million or more of Class A shares of a Fund, see Class A Shares – Commissions below.

Class A Shares — CDSC

In some cases, you’ll pay a CDSC if you sell Class A shares that you purchased without an initial sales charge.

•

If you purchased Class A shares without an initial sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares within 18 months of purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months of purchase; and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months of purchase.

•

Subsequent Class A share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within the time periods noted above.

FUNDamentalsTM
Contingent Deferred Sales Charge

A contingent deferred sales charge or CDSC is a sales charge applied at the time you sell your shares, unlike a front-end sales charge that is applied at the time of purchase. A CDSC varies based on the length of time that you have held your shares. A CDSC is applied to the NAV at the time of your purchase or sale, whichever is lower, and will not be applied to any shares you receive through reinvested distributions or any amount that represents appreciation in the value of your shares. For purposes of calculating a CDSC, the start of the holding period is generally the first day of the month in which your purchase was made.

When you place an order to sell shares of a class that has a CDSC, the Fund will first redeem any shares that aren’t subject to a CDSC, followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of investing in the Fund. In certain circumstances, the CDSC may not apply. See Choosing a Share Class – Reductions/Waivers of Sales Charges for details.

Class A Shares — Commissions

The Distributor may pay your selling agent an up-front commission when you buy Class A shares. The Distributor generally funds the commission through the applicable sales charge paid by you. For more information, see Class A Shares – Front-End Sales Charge – Breakpoint Schedule, Amount retained by or paid to selling agents as a % of the offering price.

The Distributor may also pay your selling agent a cumulative commission when you buy $1 million or more of Class A shares, according to the following schedule:

Class A Shares — Commission Schedule (Paid by the Distributor to Selling Agents)*

Purchase Amount	Commission Level (as a % of net asset value per share)
$1 million – $2,999,999	1.00%
$3 million – $49,999,999	0.50%
$50 million or more	0.25%

*	Not applicable to Funds that do not assess a front-end sales charge. Currently, the Distributor does not make such payments on purchases of the following Funds for purchases of $1 million or more: Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund and Columbia U.S. Treasury Index Fund.

Class B Shares — Sales Charges

The Funds no longer accept new investments in Class B shares, except for certain limited transactions as described in more detail under Buying, Selling and Exchanging Shares – Buying Shares – Eligible Investors – Class B Shares (Closed). You don’t pay a front-end sales charge when you buy Class B shares, but you may pay a CDSC when you sell Class B shares.

Class B Shares — CDSC

You’ll pay a CDSC if you sell Class B shares unless you qualify for a waiver of the CDSC or the shares you’re selling were bought through reinvested distributions. See Choosing a Share Class – Reductions/Waivers

of Sales Charges for details. The CDSC you pay on Class B shares depends on how long you’ve held your shares and generally declines each year until there is no sales charge, as follows:

Class B Shares — CDSC Schedule for the Funds

	Applicable CDSC*
Number of Years Class B Shares Held	All Funds Except those Listed to the Right	Columbia Intermediate Bond Fund, Columbia Intermediate Municipal Bond Fund, Columbia LifeGoal® Income Portfolio, Columbia Short Term Bond Fund and the State-specific Intermediate Municipal Bond Funds
One	5.00%	3.00%
Two	4.00%	3.00%
Three	3.00%**	2.00%
Four	3.00%	1.00%
Five	2.00%	None
Six	1.00%	None
Seven	None	None
Eight	None	None
Nine	Conversion to Class A Shares	Conversion to Class A Shares

*	Because of rounding in the calculation, the actual CDSC you pay may be more or less than the CDSC calculated using these percentages.
**	For shares purchased in a Legacy RiverSource Fund (other than a former Seligman Fund) on or prior to June 12, 2009, the CDSC percentage for year three is 4%.

Class B shares of Columbia Short Term Municipal Bond Fund are not subject to a CDSC.

Class B Shares — Commissions

The Distributor paid an up-front commission directly to your selling agent when you bought the Class B shares (a portion of this commission may have been paid to your financial advisor). This up-front commission, which varies across the Funds, was up to 4.00% of the net asset value per share of Funds with a maximum CDSC of 5.00% and of Class B shares of Columbia Short Term Municipal Bond Fund and up to 2.75% of the net asset value per share of Funds with a maximum CDSC of 3.00%. The Distributor continues to seek to recover this commission through distribution fees it receives under the Fund’s distribution plan and any applicable CDSC paid when you sell your shares. For more information, see Choosing a Share Class – Distribution and Service Fees.

Class B Shares — Conversion to Class A Shares

Class B shares of the Funds automatically convert to Class A shares at different times depending upon the Fund and, for certain Funds, when shares were purchased. In general, Class B shares convert to Class A shares after eight years. For details and related information about how the Funds’ Class B shares’ convert to Class A shares, see Appendix S to the SAI. Class B shares of Columbia Short Term Municipal Bond Fund do not convert to Class A shares.

Class C Shares — Front-End Sales Charge

You don’t pay a front-end sales charge when you buy Class C shares. Although Class C shares do not have a front-end sales charge such that the full amount of your purchase price is invested in a Fund, over time Class C shares can incur distribution (12b-1) and/or shareholder servicing fees that are equal to or more than the front-end sales charge and distribution (12b-1) and/or shareholder servicing fees you would pay for Class A shares. Thus, although the full amount of your purchase of Class C shares is invested in a Fund, any positive investment return on this money may be partially or fully offset by the expected higher annual expenses of Class C shares.

Class C Shares — CDSC

You’ll pay a CDSC of 1.00% if you redeem Class C shares within 12 months of buying them unless you qualify for a waiver of the CDSC or the shares you’re selling were purchased through reinvested distributions. For more information, see Choosing a Share Class – Reductions/Waivers of Sales Charges. Redemptions of Class C shares are not subject to a CDSC if redeemed after 12 months.

Class C Shares — Commissions

Although there is no front-end sales charge when you buy Class C shares, the Distributor pays an up-front commission directly to your selling agent of up to 1.00% of the net asset value per share when you buy Class C shares (a portion of this commission may be paid to your financial advisor). The Distributor seeks to recover this commission through distribution fees it receives under the Fund’s distribution and/or service plan and any applicable CDSC applied when you sell your shares. For more information, see Choosing a Share Class – Distribution and Service Fees.

Class R Shares — Sales Charges and Commissions

You don’t pay a front-end sales charge when you buy Class R shares of the Fund or a CDSC when you sell Class R shares of the Fund. The Distributor pays an up-front commission directly to your selling agent when you buy Class R shares (a portion of this commission may be paid to your financial advisor), according to the following schedule:

Class R Shares — Commission Schedule (Paid by the Distributor to Selling Agents)

Purchase Amount	Commission Level (as a % of net asset value per share)
$0 – $49,999,999	0.50%
$50 million or more	0.25%

The Distributor seeks to recover this commission through distribution fees it receives under the Fund’s distribution plan. For more information, see Choosing a Share Class – Distribution and Service Fees.

Class T Shares — Front-End Sales Charge

You’ll pay a front-end sales charge when you buy Class T shares, resulting in a smaller dollar amount being invested in a Fund than the purchase price you pay, unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. For more information, see Choosing a Share Class – Reductions/Waivers of Sales Charges.

The front-end sales charge you’ll pay on Class T shares:

•	depends on the amount you’re investing (generally, the larger the investment, the smaller the percentage sales charge), and

•	is based on the total amount of your purchase and the value of your account.

Class T Shares — Front-End Sales Charge — Breakpoint Schedule

Breakpoint Schedule For:	Dollar amount of shares bought(a)	Sales charge as a % of the offering price(b)	Sales charge as a % of the net amount invested(b)	Amount retained by or paid to selling agents as a % of the offering price
Equity Funds	$0 – $49,999	5.75%	6.10%	5.00%
	$50,000 – $99,999	4.50%	4.71%	3.75%
	$100,000 – $249,999	3.50%	3.63%	2.75%
	$250,000 – $499,999	2.50%	2.56%	2.00%
	$500,000 – $999,999	2.00%	2.04%	1.75%
	$1,000,000 or more	0.00%	0.00%	0.00	%(c)
Fixed Income Funds	$0 – $49,999	4.75%	4.99%	4.25%
	$50,000 – $99,999	4.50%	4.71%	3.75%
	$100,000 – $249,999	3.50%	3.63%	2.75%
	$250,000 – $499,999	2.50%	2.56%	2.00%
	$500,000 – $999,999	2.00%	2.04%	1.75%
	$1,000,000 or more	0.00%	0.00%	0.00	%(c)

(a)	Purchase amounts and account values are aggregated among all eligible Fund accounts for the purposes of this table.
(b)

Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.

(c)	For more information regarding cumulative commissions paid to your selling agent when you buy $1 million or more of Class T shares, see Class T Shares – Commissions below.

Class T Shares — CDSC

In some cases, you’ll pay a CDSC if you sell Class T shares that you bought without an initial sales charge.

•

If you purchased Class T shares without a front-end sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares within 18 months of purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months of purchase, and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months of purchase.

•

Subsequent Class T share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within the time periods noted above.

Class T Shares — Commissions

The Distributor may pay your selling agent an up-front commission when you buy Class T shares (a portion of this commission may, in turn, be paid to your financial advisor). For more information, see Class T Shares – Front-End Sales Charge – Breakpoint Schedule, Amount retained by or paid to selling agents as a % of the offering price.

The Distributor may also pay your selling agent a cumulative commission when you buy $1 million or more of Class T shares, according to the following schedule:

Class T Shares — Commission Schedule (Paid by the Distributor to Selling Agents)

Purchase Amount	Commission Level (as a % of net asset value per share)
$1 million – $2,999,999	1.00%
$3 million – $49,999,999	0.50%
$50 million or more	0.25%

Reductions/Waivers of Sales Charges

Front-End Sales Charge Reductions

There are two ways in which you may be able to reduce the front-end sales charge that you may pay when you buy Class A or Class T shares of a Fund. These types of sales charge reductions are also referred to as breakpoint discounts.

First, through the right of accumulation (ROA), you may combine the value of eligible accounts maintained by you and members of your immediate family to reach a breakpoint discount level and apply a lower sales charge to your purchase. To calculate the combined value of your Fund accounts in the particular class of shares, the Fund will use the current public offering price per share. For purposes of obtaining a breakpoint discount through ROA, you may aggregate your or your immediate family members’ ownership of different classes of shares, except for Class I, Class K, Class R, Class R4, Class R5 and Class Y shares of the Funds and direct purchases of Columbia Money Market Fund and Columbia Government Money Market Fund shares, which may not be aggregated. Shares of Columbia Money Market Fund and Columbia Government Money Market Fund acquired by exchange from other Funds may be combined for ROA purposes.

Second, by making a statement of intent to purchase additional shares (commonly referred to as a letter of intent (LOI)), you may pay a lower sales charge on all purchases (including existing ROA purchases) of Class A shares or Class T shares made within 13 months of the date of your LOI. Your LOI must state the aggregate amount of purchases you intend to make in that 13-month period, which must be at least $50,000 (or $100,000 for Funds with breakpoint discounts beginning at $100,000). The required form of LOI may vary by selling agent, so please contact them directly for more information. Five percent of the purchase commitment amount will be placed in escrow. At the end of the 13-month period, the shares will be released from escrow, provided that you have invested the commitment amount. If you do not invest the commitment amount by the end of the 13 months, the remaining amount of the unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow. To calculate the total value of the purchases you’ve made under an LOI, the Fund will use the historic cost (i.e., dollars invested) of the shares held in each eligible account. For purposes of making an LOI to purchase additional shares, you may aggregate your ownership of different classes of shares, except for Class I, Class K, Class R, Class R4, Class R5 and Class Y shares of the Funds and direct purchases of Columbia Money Market Fund and Columbia Government Money Market Fund shares, which may not be aggregated. Shares of Columbia Money Market Fund and Columbia Government Money Market Fund acquired by exchange from other Funds may be combined for LOI purposes.

You must request the reduced sales charge (whether through ROA or an LOI) when you buy shares. If you do not complete and file an LOI, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge. To obtain a breakpoint discount, you must notify your selling agent in writing at the time you buy your shares of each eligible account maintained by you and members of your immediate family, including accounts maintained through different selling agents. You and your selling agent are responsible for ensuring that you receive discounts for which you are eligible. The Fund is not responsible for a selling agent’s failure to apply the eligible discount to your account. You may be asked by your selling agent for account statements or other records to verify your discount eligibility, including, when applicable, records for accounts opened with a different selling agent and records of accounts established by members of your immediate family.

FUNDamentalsTM
Your “Immediate Family” and Account Value Aggregation

For purposes of obtaining a breakpoint discount for Class A shares or Class T shares, the value of your account will be deemed to include the value of all applicable shares in eligible Fund accounts that are held by you and your “immediate family,” which includes your spouse, domestic partner, parent, step-parent, legal guardian, child, step-child, father-in-law and mother-in-law, provided that you and your immediate family members share the same mailing address. Any Fund accounts linked together for account value aggregation purposes as of the close of business on September 3, 2010 will be permitted to remain linked together. Group plan accounts are valued at the plan level.

Eligible Accounts

The following accounts are eligible for account value aggregation as described above, provided that they are invested in Class A, Class B, Class C, Class E, Class F, Class T, Class W or Class Z shares of a Fund: individual or joint accounts; Roth and traditional Individual Retirement Accounts (IRAs); Simplified Employee Pension accounts (SEPs), Savings Investment Match Plans for Employees of Small Employers accounts (SIMPLEs) and Tax Sheltered Custodial Accounts (TSCAs); Uniform Gifts to Minors Act (UGMA)/Uniform Transfers to Minors Act (UTMA) accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child; revocable trust accounts for which you or an immediate family member, individually, is the beneficial owner/grantor; accounts held in the name of your, your spouse’s, or your domestic partner’s sole proprietorship or single owner limited liability company or S corporation; qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan; and investments in wrap accounts.

The following accounts are not eligible for account value aggregation as described above: accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts); investments in 529 plans, donor advised funds, variable annuities, variable insurance products or managed separate accounts; charitable and irrevocable trust accounts; accounts holding shares of money market funds that used the Columbia brand before May 1, 2010; and accounts invested in Class I, Class K, Class R, Class R4, Class R5 or Class Y shares of a Fund.

Front-End Sales Charge Waivers

The Distributor may waive front-end sales charges on purchases of Class A and Class T shares of the Funds by certain categories of investors, including Board members, certain employees of selling agents, Fund portfolio managers and certain retirement and employee benefit plans. The Distributor may waive front-end sales charges on (i) purchases (including exchanges) of Class A shares in accounts of selling agents that have entered into agreements with the Distributor to offer Fund shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to customers and (ii) exchanges of Class Z shares of a Fund for Class A shares of the Fund. For a more complete description of categories of investors who may purchase Class A and Class T shares of the Funds at NAV, without payment of any front-end sales charge that would otherwise apply, see Appendix S to the SAI. In addition, certain types of purchases of Class A and Class T shares may be made at NAV. For a description of these eligible transactions, see Appendix S to the SAI.

CDSC Waivers

You may be able to avoid an otherwise applicable CDSC when you sell Class A, Class B, Class C or Class T shares of the Fund. This could happen because of the way in which you originally invested in the Fund, because of your relationship with the Funds or for other reasons. For example, the CDSC will be waived on redemptions of shares in the event of the shareholder’s death; that result from required minimum distributions taken from retirement accounts when the shareholder reaches age 70 1/2; in connection with the Fund’s Small Account Policy (which is described in Buying, Selling and Exchanging Shares—Transaction Rules and Policies); and by certain other investors and in certain other types of transactions. For a more complete description of the available waivers of the CDSC on redemptions of Class A, Class B, Class C and Class T shares, see Appendix S to the SAI.

Repurchases

Investors can also buy Class A shares without paying a sales charge if the purchase is made from the proceeds of a redemption of any Class A, Class B, Class C or Class T shares of a Fund (other than Columbia Money Market Fund or Columbia Government Money Market Fund) within 90 days, up to the amount of the redemption proceeds. Any CDSC paid upon redemption of your Class A, Class B, Class C or Class T shares of a Fund will not be reimbursed.

To be eligible for the reinstatement privilege, the purchase must be made into an account for the same owner, but does not need to be into the same Fund from which the shares were sold. The Transfer Agent, Distributor or their agents must receive a written reinstatement request from you or your selling agent within 90 days after the shares are redeemed and the purchase of Class A shares through this reinstatement privilege will be made at the NAV of such shares next calculated after the request is received in “good form”. The repurchased shares will be deemed to have the original purchase date for purposes of applying the CDSC (if any) to subsequent redemptions. Systematic withdrawals and purchases are excluded from this policy.

Restrictions and Changes in Terms and Conditions

Restrictions may apply to certain accounts and certain transactions. The Funds may change or cancel these terms and conditions at any time. Unless you provide your selling agent with information in writing about all of the factors that may count toward a waiver of a sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible. You should request that your selling agent provide this information to the Fund when placing your purchase order. Please see Appendix S of the SAI for more information about the sales charge reductions and waivers.

Distribution and Service Fees

The Board has approved, and the Funds have adopted, distribution and/or shareholder service plans which set the distribution and/or service fees that are periodically deducted from the Fund’s assets. These fees are calculated daily, may vary by share class and are intended to compensate the Distributor and/or eligible selling agents for selling Fund shares and directly or indirectly providing services to shareholders. Because the fees are paid out of the Fund’s assets on an ongoing basis, they will increase the cost of your investment over time.

The table below shows the maximum annual distribution and/or service fees (as an annual % of average daily net assets) and the combined amount of such fees applicable to each share class:

	Distribution Fee	Service Fee	Combined Total
Class A	up to 0.25%	up to 0.25%	up to 0.35%(a)(b)(c)
Class B	0.75%	0.25%	1.00%(b)
Class C	0.75%(c)	0.25%	1.00%(b)(d)
Class I	None	None	None
Class K	None	0.25%(e)	0.25%(e)
Class R (Legacy Columbia Funds)	0.50%	—(f)	0.50%
Class R (Legacy RiverSource Funds)	up to 0.50%	up to 0.25%	0.50%(f)
Class R4	None	None	None
Class R5	None	None	None
Class T	None	0.50%(g)	0.50%(g)
Class W	up to 0.25%	up to 0.25%	0.25%(c)
Class Y	None	None	None
Class Z	None	None	None

(a)	The maximum distribution and service fees of Class A shares varies among the Funds, as shown in the table below:

Funds	Maximum Class A Distribution Fee	Maximum Class A Service Fee	Maximum Class A Combined Total
Legacy RiverSource Funds (other than Columbia Money Market Fund)	up to 0.25%	up to 0.25%	0.25%
Columbia Money Market Fund	—	—	0.10%
Columbia Balanced Fund, Columbia Contrarian Core Fund, Columbia Dividend Income Fund, Columbia Intermediate Bond Fund, Columbia Large Cap Growth Fund, Columbia Mid Cap Growth Fund, Columbia Oregon Intermediate Municipal Bond Fund, Columbia Real Estate Equity Fund, Columbia Small Cap Core Fund, Columbia Small Cap Growth Fund I, Columbia Technology Fund	up to 0.10%	up to 0.25%	up to 0.35%; these Funds may pay distribution and service fees up to a maximum of 0.35% of their average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services) but currently limit such fees to an aggregate fee of not more than 0.25% for Class A shares
Columbia Bond Fund, Columbia California Tax-Exempt Fund, Columbia Connecticut Intermediate Municipal Bond Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Corporate Income Fund, Columbia Emerging Markets Fund, Columbia Energy and Natural Resources Fund, Columbia Global Dividend	—	0.25%	0.25%

Funds	Maximum Class A Distribution Fee	Maximum Class A Service Fee	Maximum Class A Combined Total
Opportunity Fund, Columbia Greater China Fund, Columbia High Yield Opportunity Fund, Columbia International Bond Fund, Columbia Massachusetts Intermediate Municipal Bond Fund, Columbia New York Intermediate Municipal Bond Fund, Columbia Massachusetts Tax-Exempt Fund, Columbia New York Tax-Exempt Fund, Columbia Risk Allocation Fund, Columbia Small Cap Value Fund I, Columbia Pacific/Asia Fund, Columbia Select Large Cap Growth Fund, Columbia Select Small Cap Fund, Columbia Strategic Income Fund, Columbia U.S. Treasury Index Fund, Columbia Value and Restructuring Fund
Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund, Columbia Tax Exempt Fund	—	0.20%	0.20%
Columbia California Intermediate Municipal Bond Fund, Columbia Convertible Securities Fund, Columbia Georgia Intermediate Municipal Bond Fund, Columbia International Value Fund, Columbia Large Cap Core Fund, Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Large Cap Value Fund, Columbia LifeGoal® Balanced Growth Portfolio, Columbia LifeGoal® Growth Portfolio, Columbia LifeGoal® Income and Growth Portfolio, Columbia LifeGoal® Income Portfolio, Columbia Marsico 21st Century Fund, Columbia Marsico Focused Equities Fund, Columbia Marsico Growth Fund, Columbia Marsico International Opportunities Fund, Columbia Marsico Global Fund, Columbia Maryland Intermediate Municipal Bond Fund, Columbia Masters International Equity Portfolio, Columbia Mid Cap Index Fund, Columbia Mid Cap Value Fund, Columbia Multi-Advisor International Equity Fund, Columbia North Carolina Intermediate Municipal Bond Fund, Columbia Overseas Value Fund, Columbia Short Term Bond Fund, Columbia Short Term Municipal Bond Fund, Columbia Small Cap Growth Fund II, Columbia Small Cap Index Fund, Columbia Small Cap Value Fund II, Columbia South Carolina Intermediate Municipal Bond Fund, Columbia Virginia Intermediate Municipal Bond Fund,	—	—	0.25%; these Funds pay a combined distribution and service fee

(b)

The service fees for Class A shares, Class B shares and Class C shares of certain Funds vary. Service Fee for Class A shares, Class B shares and Class C shares of Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund and Columbia Tax-Exempt Fund – The annual service fee may equal up to 0.20% of the average daily net asset value of all shares of such Fund class. Distribution Fee for Class B shares and Class C shares for Columbia Intermediate Municipal Bond Fund – The annual distribution fee shall be 0.65% of the average daily net assets of the Fund’s Class B shares and Class C shares. Fee amounts noted apply to Class B shares of the Funds other than Class B shares of Columbia Money Market Fund, which pays distribution fees of up to 0.75% and service fees of up to 0.10% for a combined total of 0.85%.

(c)

Fee amounts noted apply to all Funds other than Columbia Money Market Fund, which, for each of Class A and Class W shares, pays distribution and service fees of 0.10%, and for Class C shares pays distribution fees of 0.75%. The Distributor has voluntarily agreed, effective April 15, 2010, to waive the 12b-1 fees it receives from Class A, Class C, Class R (formerly Class R2) and Class W shares of Columbia Money Market Fund and from Class A, Class C and Class R (formerly Class R2) shares of Columbia Government Money Market Fund. Compensation paid to broker-dealers and other selling agents may be suspended to the extent of the Distributor’s waiver of the 12b-1 fees on these specific share classes of these Funds.

(d)

The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares of the following Funds so that the distribution fee does not exceed the specified percentage annually: 0.20% for Columbia Intermediate Municipal Bond Fund; 0.31% for Columbia Short Term Bond Fund; 0.40% for Columbia Connecticut Intermediate Municipal Bond Fund, Columbia Massachusetts Intermediate Municipal Bond Fund, Columbia New York Intermediate Municipal Bond Fund and Columbia Oregon Intermediate Municipal Bond Fund; 0.45% for Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-Exempt Fund and Columbia New York Tax-Exempt Fund; and 0.60% for Columbia Bond Fund, Columbia Corporate Income Fund, Columbia High Yield Municipal Fund, Columbia High Yield Opportunity Fund, Columbia Income Opportunities Fund, Columbia Intermediate Bond Fund, Columbia Strategic Income Fund, Columbia Tax-Exempt Fund and Columbia U.S. Treasury Index Fund. These arrangements may be modified or terminated by the Distributor at any time.

(e)

The shareholder service fees for Class K shares are not paid pursuant to a 12b-1 plan. Under a plan administration services agreement, the Funds’ Class K shares pay for plan administration services. See Class K Plan Administration Services Fee below for more information.

(f)

Class R shares of Legacy Columbia Funds pay a distribution fee pursuant to a distribution (Rule 12b-1) plan for Class R shares. The Funds do not have a shareholder service plan for Class R shares. The Legacy RiverSource Funds have a distribution and shareholder service plan for Class R shares, which, prior to the close of business on September 3, 2010, were known as Class R2 shares. For Class R shares of Legacy RiverSource Funds, the maximum fee under the plan reimbursed for distribution expenses is equal on an annual basis to 0.50% of the average daily net assets of the Fund attributable to Class R shares. Of that amount, up to 0.25% may be reimbursed for shareholder service expenses.

(g)

The shareholder servicing fees for Class T shares are up to 0.50% of average daily net assets attributable to Class T shares for equity Funds and 0.40% for fixed income Funds. The Funds currently limit such fees to a maximum of 0.30% for equity Funds and 0.15% for fixed-income Funds. See Class T Shareholder Service Fees below for more information.

The distribution and/or shareholder service fees for Class A, Class B, Class C, Class R and Class W shares, as applicable, may be subject to the requirements of Rule 12b-1 under the 1940 Act. The Distributor may retain these fees otherwise payable to selling agents if the amounts due are below an amount determined by the Distributor in its sole discretion.

For Legacy RiverSource Fund Class A, Class B and Class W shares, the Distributor begins to pay these fees immediately after purchase. For Legacy RiverSource Fund Class C shares, the Distributor pays these fees in advance for the first 12 months. Selling agents also receive distribution fees up to 0.75% of the average daily net assets of Legacy RiverSource Fund Class C shares sold and held through them, which the Distributor begins to pay 12 months after purchase. For Legacy RiverSource Fund Class B shares, and, for the first 12 months following the sale of Legacy RiverSource Fund Class C shares, the Distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling agents, and to pay for other distribution related expenses. Selling agents may compensate their financial advisors with the shareholder service and distribution fees paid to them by the Distributor.

For Legacy Columbia Fund Class R shares and, with the exception noted in the next sentence, Class A shares, the Distributor begins to pay these fees immediately after purchase. For Legacy Columbia Fund Class B shares, Class A shares (if purchased as part of a purchase of shares of $1 million or more) and, with the exception noted in the next sentence, Class C shares, the Distributor begins to pay these fees 12 months after purchase (for Legacy Columbia Fund Class B shares, and, for the first 12 months following the sale of Legacy Columbia Fund Class C shares, the Distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling agents, and to pay for other distribution related expenses). For Legacy Columbia Fund

Class C shares, selling agents may opt to decline payment of sales commission and, instead, may receive these fees immediately after purchase. Selling agents may compensate their financial advisors with the shareholder service and distribution fees paid to them by the Distributor.

If you maintain shares of the Fund directly with the Fund, without working directly with a financial advisor or selling agent, distribution and service fees may be retained by the Distributor as payment or reimbursement for incurring certain distribution and shareholder service related expenses.

Over time, these distribution and/or shareholder service fees will reduce the return on your investment and may cost you more than paying other types of sales charges. The Fund will pay these fees to the Distributor and/or to eligible selling agents for as long as the distribution and/or shareholder servicing plans continue in effect, which is expected to be indefinitely. The Fund may reduce or discontinue payments at any time. Your selling agent may also charge you other additional fees for providing services to your account, which may be different from those described here.

Class K Plan Administration Services Fee

Class K shares pay an annual plan administration services fee for the provision of various administrative, recordkeeping, communication and educational services, including services such as implementation and conversion services, account set-up and maintenance, reconciliation and account recordkeeping, education services and administration to various plan types, including 529 plans, retirement plans and health savings accounts. The fee for Class K shares is equal on an annual basis to 0.25% of average daily net assets attributable to the class.

Class T Shareholder Service Fees

The Funds that offer Class T shares have adopted a shareholder services plan that permits them to pay for certain services provided to Class T shareholders by their selling agents. Equity Funds may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund’s average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). Fixed income Funds may pay shareholder servicing fees up to an aggregate annual rate of 0.40% of the Fund’s average daily net assets attributable to Class T shares (comprised of up to 0.20% for shareholder liaison services and up to 0.20% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.30% for equity Funds and not more than 0.15% for fixed income Funds. With respect to those Funds that declare dividends on a daily basis, the shareholder servicing fee shall be waived by the selling agents to the extent necessary to prevent net investment income from falling below 0% on a daily basis.

Selling Agent Compensation

The Distributor, the Investment Manager and their affiliates make payments, from their own resources, to selling agents, including other Ameriprise Financial affiliates, for marketing/sales support services relating to the Funds (Marketing Support Payments). Such payments are generally based upon one or more of the following factors: average net assets of the Funds sold by the Distributor attributable to that selling agent, gross sales of the Funds distributed by the Distributor attributable to that selling agent, reimbursement of ticket charges (fees that a selling agent charges its representatives for effecting transactions in Fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each selling agent, Marketing Support Payments to any one selling agent are generally between 0.05% and 0.50% on an annual basis for payments based on average net assets of the Fund attributable to the selling agent, and between 0.05% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Funds attributable to the selling agent. The Distributor and the Investment Manager may make payments in larger amounts or on a basis other than those described above when dealing with certain selling agents, including certain affiliates of Bank of America Corporation (Bank of

America). Such increased payments may enable such selling agents to offset credits that they may provide to customers. The Distributor, the Investment Manager and their affiliates do not make Marketing Support Payments with respect to Class Y shares; provided, however, that such payments are made to Bank of America with respect to Class Y shares of Columbia Bond Fund, Columbia Global Dividend Opportunity Fund, Columbia Income Opportunities Fund, Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Growth Fund, Columbia Large Cap Value Fund, Columbia Mid Cap Growth Fund, Columbia Mid Cap Value Fund, Columbia Multi-Advisor International Equity Fund, Columbia Short Term Bond Fund, Columbia Small Cap Growth Fund I and Columbia Small Cap Value Fund I.

In addition, the Transfer Agent has certain arrangements in place to compensate selling agents, including other Ameriprise Financial affiliates, that hold Fund shares through omnibus accounts, including omnibus retirement plans, for services that they provide to beneficial shareholders (Shareholder Services). Shareholder Services may include sub-accounting, sub-transfer agency, participant recordkeeping, shareholder or participant reporting, shareholder or participant transaction processing, keeping shareholder records, preparing account statements and providing customer service. Payments for Shareholder Services vary by selling agent but generally are not expected, with certain limited exceptions, to exceed 0.40% of the average aggregate value of the Fund’s shares. Generally, each Fund (other than the Columbia Acorn Funds) pays a percentage of the average aggregate value of shares maintained in omnibus accounts: 0.20% for all share classes other than Class I, K, R5 and Y shares; 0.05% for Class K and R5 shares; and 0% for Class I and Y. The amounts in excess of that reimbursed by the Fund are borne by the Distributor, the Investment Manager and/or their affiliates. The Transfer Agent does not pay selling agents for Shareholder Services and the Fund does not pay the Transfer Agent for any Shareholder Services provided by selling agents, with respect to Class Y shares.

In addition to the payments described above, the Distributor, the Investment Manager and their affiliates may make other payments or allow promotional incentives to broker-dealers to the extent permitted by SEC and Financial Industry Regulatory Authority (FINRA) rules and by other applicable laws and regulations.

Amounts paid by the Distributor, the Investment Manager and their affiliates are paid out of their own resources and do not increase the amount paid by you or the Fund. You can find further details in the SAI about the payments made by the Distributor, the Investment Manager and their affiliates, as well as a list of the selling agents, including Ameriprise Financial affiliates, to which the Distributor and the Investment Manager have agreed to make Marketing Support Payments and Shareholder Services fees.

Your selling agent may charge you fees and commissions in addition to those described in this prospectus. You should consult with your selling agent and review carefully any disclosure your selling agent provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a selling agent and its financial advisors may have a financial incentive for recommending the Fund or a particular share class over others.

Buying, Selling and Exchanging Shares

Share Price Determination

The price you pay or receive when you buy, sell or exchange shares is the Fund’s next determined net asset value (or NAV) per share for a given share class. The Fund calculates the NAV per share for each class of shares of the Fund at the end of each business day.

FUNDamentalsTM
NAV Calculation

Each of the Fund’s share classes calculates its NAV as follows:

NAV=	(Value of assets of the share class) – (Liabilities of the share class)
Number of outstanding shares of the class

FUNDamentalsTM
Business Days

A business day is any day that the New York Stock Exchange (NYSE) is open. A business day ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE closes early, the business day ends as of the time the NYSE closes. On holidays and other days when the NYSE is closed, the Fund’s NAV is not calculated and the Fund does not accept buy or sell orders. However, the value of the Fund’s assets may still be affected on such days to the extent that the Fund holds foreign securities that trade on days that foreign securities markets are open.

Equity securities are valued primarily on the basis of market quotations reported on stock exchanges and other securities markets around the world. If an equity security is listed on a national exchange, the security is valued at the closing price or, if the closing price is not readily available, the mean of the closing bid and asked prices. Certain equity securities, debt securities and other assets are valued differently. For instance, bank loans trading in the secondary market are valued primarily on the basis of indicative bids, fixed-income investments maturing in 60 days or less are valued primarily using the amortized cost method and those maturing in excess of 60 days are valued at the readily available market price, if available. Investments in other open-end funds are valued at their NAVs. Both market quotations and indicative bids are obtained from outside pricing services approved and monitored pursuant to a policy approved by the Fund’s Board. For money market Funds, the Fund’s investments are valued at amortized cost, which approximates market value.

If a market price isn’t readily available or is deemed not to reflect market value, the Fund will determine the price of the security held by the Fund based on a determination of the security’s fair value pursuant to a policy approved by the Fund’s Board. In addition, the Fund may use fair valuation to price securities that trade on a foreign exchange when a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated. Foreign exchanges typically close before the time at which Fund share prices are calculated, and may be closed altogether on some days when the Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) corporate actions, earnings announcements, litigation or other events impacting a single issuer; (2) governmental action that affects securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. The Fund uses various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a foreign security’s market price is readily available and reflective of market value and, if not, the fair value of the security.

To the extent the Fund has significant holdings of small cap stocks, high yield bonds, floating rate loans, or tax-exempt, foreign or other securities that may trade infrequently, fair valuation may be used more frequently than for other funds. Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when the Fund uses fair valuation to price securities, it may value those securities higher or lower than another fund would have priced the security. Also, the use of fair valuation may cause the Fund’s performance to diverge to a greater degree from the performance of various benchmarks used to compare the Fund’s performance because benchmarks generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate. The Fund has retained one or more independent fair valuation pricing services to assist in the fair valuation process for foreign securities.

Transaction Rules and Policies

The Fund, the Distributor or the Transfer Agent may refuse any order to buy or exchange shares. If this happens, the Fund will return any money it received, but no interest will be paid on that money.

Order Processing

Orders to buy, sell or exchange Fund shares are processed on business days. Depending upon the class of shares, orders can be made by mail, by telephone or online. Orders received in “good form” by the Transfer Agent or your selling agent before the end of a business day are priced at the NAV per share of the Fund’s applicable share class on that day. Orders received after the end of a business day will receive the next business day’s NAV per share. When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives the order at its transaction processing center in Canton, Massachusetts, not the P.O. Box provided for regular mail delivery. The market value of the Fund’s investments may change between the time you submit your order and the time the Fund next calculates its NAV per share. The business day that applies to your order is also called the trade date.

“Good Form”

An order is in “good form” if the Transfer Agent or your selling agent has all of the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, “good form” means that your letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion Signature Guarantee (as described below) for amounts greater than $100,000 and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 800.345.6611.

Medallion Signature Guarantees

A Medallion Signature Guarantee helps assure that a signature is genuine and not a forgery. The selling agent providing the Medallion Signature Guarantee is financially liable for the transaction if the signature is a forgery.

A Medallion Signature Guarantee is required if:

•	The amount is greater than $100,000.

•	You want your check made payable to someone other than the registered account owner(s).

•	Your address of record has changed within the last 30 days.

•	You want the check mailed to an address other than the address of record.

•	You want the proceeds sent to a bank account not on file.

•	You are the beneficiary of the account and the account owner is deceased (additional documents may be required).

Customer Identification Program

Federal law requires the Fund to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals) and taxpayer or other government issued identification (e.g., social security number (SSN) or other taxpayer identification number (TIN)). If you fail to provide the requested information, the Fund may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if the Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Fund will not be liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

Small Account Policy — Class A, Class B, Class C, Class T and Class Z Share Accounts Below the Minimum Account Balance

The Funds generally will automatically sell your shares if the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the applicable Minimum Account Balance. The Minimum Account Balance varies among Funds, share classes and types of accounts, as follows:

Minimum Account Balance

Minimum Account Balance
For all Funds, classes and account types except those listed below	$250 (None for accounts with Systematic Investment Plans)
Individual Retirement Accounts for all Funds and classes except those listed below	None
Columbia 120/20 Contrarian Equity Fund, Columbia Absolute Return Currency and Income Fund, Columbia Absolute Return Emerging Markets Macro Fund and Columbia Global Extended Alpha Fund	$5,000
Columbia Floating Rate Fund and Columbia Inflation Protected Securities Fund	$2,500
Class I, Class K , Class R, Class R4, Class R5, Class W and Class Y	N/A

If your shares are sold, the Transfer Agent will remit the sale proceeds to you. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will send you written notification in advance of any automatic sale, which will provide details on how you may avoid such an automatic sale. Generally, you may avoid such an automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another Fund in which you hold shares, or setting up a Systematic Investment Plan. For more information, contact the Transfer Agent or your selling agent. The Transfer Agent’s contact information (toll-free number and mailing address(es)) as well as the Funds’ website address can be found at the beginning of the section Choosing a Share Class.

The Fund also may sell your Fund shares if your selling agent tells us to sell your shares pursuant to arrangements made with you, and under certain other circumstances allowed under the 1940 Act.

Small Account Policy — Class A, Class B, Class C, Class T and Class Z Share Accounts Minimum Balance Fee

If the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the minimum initial investment requirement applicable to you for any reason, including as a result of market decline, your account generally will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of Fund shares in your account. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will reduce the expenses paid by the Fund by any amounts it collects from the assessment of this fee. For Funds that do not have transfer agency expenses against which to offset the amount collected through assessment of this fee, the fee will be paid directly to the Fund. The Transfer Agent will send you written notification in advance of assessing any fee, which will provide details on how you can avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your Fund account balance, consolidating your Fund accounts through an exchange of shares of another Fund in which you hold shares, or setting up a Systematic Investment Plan that invests at least monthly. For more information, contact the Transfer Agent or your selling agent. The Transfer Agent’s contact information (toll-free number and mailing address(es)) as well as the Funds’ website address can be found at the beginning of the section Choosing a Share Class.

The Funds reserve the right to lower the account size trigger point for the minimum balance fee in any year or for any class of shares when we believe it is appropriate to do so in light of declines in the market value of Fund shares, sales loads applicable to a particular class of shares, or for other reasons.

Exceptions to the Small Account Policy (Accounts Below Minimum Account Balance and Minimum Balance Fee)

The automatic sale of Fund shares of accounts under $250 and the annual minimum balance fee described above do not apply to shareholders of Class I, Class K, Class R, Class R4, Class R5, Class W and Class Y shares; shareholders holding their shares through broker-dealer networked accounts; wrap fee and omnibus accounts; accounts with active Systematic Investment Plans; certain qualified retirement plans; and health savings accounts. The automatic sale of Fund shares of accounts under the applicable Minimum Account Balance does not apply to individual retirement plans.

Small Account Policy — Broker-Dealer and Wrap Fee Accounts

The Funds may automatically redeem at any time broker-dealer networked accounts and wrap fee accounts that have account balances of $20 or less or have less than one share.

Information Sharing Agreements

As required by Rule 22c-2 under the 1940 Act, the Funds or certain of their service providers will enter into information sharing agreements with selling agents, including participating life insurance companies and selling agents that sponsor or offer retirement plans through which shares of the Funds are made available for purchase. Pursuant to Rule 22c-2, selling agents are required, upon request, to: (i) provide shareholder account and transaction information and (ii) execute instructions from the Fund to restrict or prohibit further purchases of Fund shares by shareholders who have been identified by the Fund as having engaged in transactions that violate the Fund’s excessive trading policies and procedures.

Excessive Trading Practices Policy of Non-Money Market Funds

Right to Reject or Restrict Share Transaction Orders — The Fund is intended for investors with long-term investment purposes and is not intended as a vehicle for frequent trading activity (market timing) that is excessive. Investors should transact in Fund shares primarily for investment purposes. The Board has adopted excessive trading policies and procedures that are designed to deter excessive trading by investors (the Excessive Trading Policies and Procedures). The Fund discourages and does not accommodate excessive trading.

The Fund reserves the right to reject, without any prior notice, any buy or exchange order for any reason, and will not be liable for any loss resulting from rejected orders. For example, the Fund may in its sole discretion restrict or reject a buy or exchange order even if the transaction is not subject to the specific exchange limitation described below if the Fund or its agents determine that accepting the order could interfere with efficient management of the Fund’s portfolio or is otherwise contrary to the Fund’s best interests. The Excessive Trading Policies and Procedures apply equally to buy or exchange transactions communicated directly to the Transfer Agent and to those received by selling agents.

Specific Buying and Exchanging Limitations — If a Fund detects that an investor has made two “material round trips” in any 28-day period, it will generally reject the investor’s future buy orders, including exchange buy orders, involving any Fund.

For these purposes, a “round trip” is a purchase or exchange into the Fund followed by a sale or exchange out of the Fund, or a sale or exchange out of the Fund followed by a purchase or exchange into the Fund. A “material” round trip is one that is deemed by the Fund to be material in terms of its amount or its potential detrimental impact on the Fund. Independent of this limit, the Fund may, in its sole discretion, reject future buy orders by any person, group or account that appears to have engaged in any type of excessive trading activity.

These limits generally do not apply to automated transactions or transactions by registered investment companies that invest in the Fund using a “fund-of-funds” structure. These limits do not apply to payroll deduction contributions by retirement plan participants, transactions initiated by a retirement plan sponsor or certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions. They may be modified or rescinded for accounts held by certain retirement plans to conform to plan limits, for considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs. Accounts known to be under common ownership or control generally will be counted together, but accounts maintained or managed by a common intermediary generally will not be considered to be under common ownership or control. The Fund retains the right to modify these restrictions at any time without prior notice to shareholders. In addition, the Fund may, in its sole discretion, reinstate trading privileges that have been revoked under the Fund’s excessive trading policies.

Limitations on the Ability to Detect and Prevent Excessive Trading Practices — The Fund takes various steps designed to detect and prevent excessive trading, including daily review of available shareholder transaction information. However, the Fund receives buy, sell and exchange orders through selling agents, and cannot always know of or reasonably detect excessive trading that may be facilitated by selling agents or by the use of the omnibus account arrangements they offer. Omnibus account arrangements are common forms of holding shares of mutual funds, particularly among certain selling agents such as broker-dealers, retirement plans and variable insurance products. These arrangements often permit selling agents to aggregate their clients’ transactions and accounts, and in these circumstances, the identity of the shareholders is often not known to the Fund.

Some selling agents apply their own restrictions or policies to underlying investor accounts, which may be more or less restrictive than those described here. This may impact the Fund’s ability to curtail excessive trading, even where it is identified. For these and other reasons, it is possible that excessive trading may occur despite the Fund’s efforts to detect and prevent it.

Although these restrictions and policies involve judgments that are inherently subjective and may involve some selectivity in their application, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders in making any such judgments.

Risks of Excessive Trading — Excessive trading creates certain risks to the Fund’s long-term shareholders and may create the following adverse effects:

•	negative impact on the Fund’s performance;

•	potential dilution of the value of the Fund’s shares;

•

interference with the efficient management of the Fund’s portfolio, such as the need to maintain undesirably large cash positions, the need to use its line of credit or the need to buy or sell securities it otherwise would not have bought or sold;

•	losses on the sale of investments resulting from the need to sell securities at less favorable prices;

•	increased taxable gains to the Fund’s remaining shareholders resulting from the need to sell securities to meet sell orders; and

•	increased brokerage and administrative costs.

To the extent that the Fund invests significantly in foreign securities traded on markets that close before the Fund’s valuation time, it may be particularly susceptible to dilution as a result of excessive trading. Because events may occur after the close of foreign markets and before the Fund’s valuation time that influence the value of foreign securities, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of foreign securities as of the Fund’s valuation time. This is often referred to as price arbitrage. The Fund has adopted procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what the Fund believes to be the fair value of those securities as of its valuation time. To the extent the adjustments don’t work fully, investors engaging in price arbitrage may cause dilution in the value of the Fund’s shares held by other shareholders.

Similarly, to the extent that the Fund invests significantly in thinly traded high-yield bonds (junk bonds) or equity securities of small-capitalization companies, because these securities are often traded infrequently, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities. This is also a type of price arbitrage. Any such frequent trading strategies may interfere with efficient management of the Fund’s portfolio to a greater degree than would be the case for mutual funds that invest in highly liquid securities, in part because the Fund may have difficulty selling those portfolio securities at advantageous times or prices to satisfy large and/or frequent sell orders. Any successful price arbitrage may also cause dilution in the value of Fund shares held by other shareholders.

Excessive Trading Practices Policy of Money Market Funds

The money market Funds are designed to offer investors a liquid cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of money market Fund shares. However, since frequent purchases and sales of money market Fund shares could in certain instances harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with the money market Funds) and disrupting portfolio management strategies, each of the money market Funds reserves the right, but has no obligation, to reject any purchase or exchange transaction at any time. Except as expressly described in this prospectus (such as minimum purchase amounts), the money market Funds have no limits on buy or exchange transactions. In addition, each of the money market Funds reserve the right to impose or modify restrictions on purchases, exchanges or trading of the Fund shares at any time.

Opening an Account and Placing Orders

We encourage you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling agent. As described below, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, by telephone or online.

The Funds are generally available directly and through broker-dealers, banks and other selling agents or institutions, and through certain qualified and non-qualified plans, wrap fee products or other investment products sponsored by selling agents. You may exchange or sell shares through your selling agent. If you maintain your account directly with your selling agent, you must contact that agent to process your transaction.

Not all selling agents offer the Funds and certain selling agents that offer the Funds may not offer all Funds on all investment platforms or programs. Please consult with your financial advisor to determine the availability of the Funds. If you set up an account at a selling agent that does not have, and is unable to obtain, a selling agreement with the Distributor, you will not be able to transfer Fund holdings to that account. In that event, you must either maintain your Fund holdings with your current selling agent, find another selling agent with a selling agreement, or sell your Fund shares, paying any applicable CDSC. Please be aware that transactions in taxable accounts are taxable events and may result in income tax liability.

Selling agents that offer the Funds may charge you additional fees for the services they provide and they may have different policies that are not described in this prospectus. Some policy differences may include different minimum investment amounts, exchange privileges, Fund choices and cutoff times for investments. Additionally, recordkeeping, transaction processing and payments of distributions relating to your account may be performed by the selling agents through which your shares of the Fund are held. Since the Fund (and its service providers) may not have a record of your account transactions, you should always contact the financial advisor employed by the selling agent through which you purchased or at which you maintain your shares of the Fund to make changes to your account or to give instructions concerning your account, or to obtain information about your account. The Fund and its service providers, including the Distributor and the Transfer Agent, are not responsible for the failure of one of these selling agents to carry out its obligations to its customers.

The Fund may engage selling agents to receive purchase orders and exchange (and sale) orders on its behalf. Accounts established directly with the Fund will be serviced by the Transfer Agent. The Funds, the Transfer Agent and the Distributor do not provide investment advice.

Accounts Established Directly with the Fund

You or the financial advisor through which you buy shares may establish an account with the Fund. To do so, complete a Fund account application with your financial advisor or investment professional, and mail the account application to the Transfer Agent. Account applications may be obtained at www.columbiamanagement.com or may be requested by calling 800.345.6611. Make your check payable to the Fund. You will be assessed a $15 fee for any checks rejected by your financial institution due to insufficient funds or other reasons. The Funds do not accept cash, credit card convenience checks, money orders, traveler’s checks, starter checks, third or fourth party checks, or other cash equivalents.

Mail your check and completed application to the Transfer Agent at its address that can be found at the beginning of the section Choosing a Share Class. You may also use these addresses to request an exchange or redemption of Fund shares. When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives the order at its transaction processing center in Canton, Massachusetts, not the P.O. Box provided for regular mail delivery.

You will be sent a statement confirming your purchase and any subsequent transactions in your account. You will also be sent quarterly and annual statements detailing your transactions in the Fund and the other Funds you own under the same account number. Duplicate quarterly account statements for the current year and duplicate annual statements for the most recent prior calendar year will be sent to you free of charge. Copies of year-end statements for prior years are available for a fee. Please contact the Transfer Agent for more information.

Written Transactions

Once you have an account, you can communicate written buy, sell or exchange orders to the Transfer Agent at its address that can be found at the beginning of the section Choosing a Share Class. When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives the order at its transaction processing center in Canton, Massachusetts, not the P.O. Box provided for regular mail delivery.

Include in your letter: your name; the name of the Fund(s); your account number; the class of shares to be exchanged or sold; your SSN or other TIN; the dollar amount or number of shares you want to exchange or sell; specific instructions regarding delivery or exchange destination; signature(s) of registered account owner(s); and any special documents the Transfer Agent may require in order to process your order.

Corporate, trust or partnership accounts may need to send additional documents. Payment will be mailed to the address of record and made payable to the names listed on the account, unless your request specifies differently and is signed by all owners.

Telephone Transactions

For Class A, Class B, Class C, Class R, Class T, Class Y and Class Z shares, once you have an account, you may place orders to buy, sell or exchange shares by telephone. To place orders by telephone, call 800.422.3737. Have your account number and SSN or TIN available when calling.

You can sell via the telephone, by electronic funds transfer or by check to the address of record, up to and including an aggregate of $100,000 of shares per day, per Fund account, if you qualify for telephone orders. Wire redemptions requested via the telephone are subject to a maximum of $3 million of shares per day, per Fund. You can buy up to and including $100,000 of shares per day, per Fund account through your bank account as an ACH transaction via the telephone if you qualify for telephone orders.

Telephone orders may not be as secure as written orders. The Fund will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. However, the Fund and its agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.

Online Transactions

For Class A, Class B, Class C, Class R, Class T, Class Y and Class Z shares, once you have an account, you may contact the Transfer Agent at 800.345.6611 for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and to establish and utilize a password in order to access online account services. You can sell up to and including an aggregate of $100,000 of shares per day, per Fund account through the internet if you qualify for internet orders.

Wire Transactions

You may buy (or redeem) Class A, Class B (redemptions only), Class C, Class T, Class W (redeem only), Class Y and Class Z shares of a Fund by wiring money from (or to) your bank account to (or from) your Fund account by calling the Transfer Agent at 800.422.3737. You must set up this feature prior to your request unless you are submitting your request in writing with a Medallion Signature Guarantee. The Transfer Agent charges a fee for shares sold by Fedwire. The Transfer Agent may waive the fee for certain accounts. In the case of a redemption, the receiving bank may charge an additional fee. The minimum amount that can be redeemed by wire is $500. The maximum amount that can be redeemed over the telephone is $3 million per day, per Fund account.

Electronic Funds Transfer

You may buy (or redeem) Class A, Class B (redemptions only), Class C, Class T, Class Y and Class Z shares of a Fund by electronically transferring money from (or to) your bank account to (or from) your Fund account by calling the Transfer Agent at 800.422.3737. An electronic funds transfer may take up to three business days to settle and be considered in “good form.” You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

Important: Payments sent by electronic fund transfers, a bank authorization, or check that are not guaranteed may take up to 10 or more days to clear. If you request a redemption before the purchase funds clear, this may cause your redemption request to fail to process if the requested amount includes unguaranteed funds. If you purchased your shares by check or from your bank account as an ACH transaction, the Fund may hold the redemption proceeds when you sell those shares for a period of time after the trade date of the purchase.

Buying Shares

Eligible Investors

Class A and Class C Shares

Class A and Class C shares are available to the general public for investment. Once you have opened an account, you can buy Class A and Class C shares in a lump sum, through our Systematic Investment Plan, by dividend diversification, by wire or by electronic funds transfer. For money market Funds, new investments must be made in Class A, Class I, Class W or Class Z shares, subject to eligibility. Class C and Class R shares of the money market Funds are available as a new investment only to investors in the Distributor’s proprietary 401(k) products, provided that such investor is eligible to invest in the class and transact directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper. The money market Funds offer other classes of shares only to facilitate exchanges with other Funds offering these classes of shares.

Class B Shares (Closed)

The Funds no longer accept investments from new or existing investors in Class B shares, except for certain limited transactions involving existing investors in Class B shares as described in more detail below.

Additional Class B shares will be issued only to existing investors in Class B shares and only through the following two types of transactions (Qualifying Transactions):

•	Dividend and/or capital gain distributions may continue to be reinvested in Class B shares of a Fund.

•

Shareholders invested in Class B shares of a Fund may exchange those shares for Class B shares of other Funds offering such shares. Certain exceptions apply, including that not all Funds may permit exchanges.

Any initial purchase orders for the Fund’s Class B shares will be rejected (other than through a Qualifying Transaction that is an exchange transaction).

Unless contrary instructions are received in advance by the Fund, any purchase orders (except those submitted by a selling agent through the National Securities Clearing Corporation (NSCC) as described in more detail below) that are orders for additional Class B shares of the Fund received from existing investors in Class B shares, including orders made through an active systematic investment plan, will automatically be invested in Class A shares of the Fund, without regard to the normal minimum initial investment requirement for Class A shares, but subject to the front-end sales charge that generally applies to Class A shares. See Choosing a Share Class – Sales Charges and Commissions – Class A Shares – Front-End Sales Charge for additional information. Your selling agent may have different policies not described here, including a policy to reject purchase orders for a Fund’s Class B shares or to automatically invest the purchase amount in a money market Fund. Please consult your selling agent to understand their policy.

Additional purchase orders for a Fund’s Class B shares by an existing Class B shareholder, submitted by such shareholder’s selling agent through the NSCC, will be rejected due to operational limitations of the NSCC. Investors should consult their selling agent if they wish to invest in the Fund by purchasing a share class of the Fund other than Class B shares.

Dividend and/or capital gain distributions from Class B shares of a Fund will not be automatically invested in Class B shares of another Fund. Unless contrary instructions are received in advance of the date of declaration, such dividend and/or capital gain distributions from Class B shares of a Fund will be reinvested in Class B shares of the same Fund that is making the distribution.

Class I Shares

Class I shares are available only to the Funds (i.e., fund-of-fund investments).

Class K Shares (Closed)

Class K Shares are closed to new investors and new accounts, subject to certain limited exceptions described below. Shareholders who opened and funded a Class K account with the Fund as of the close of business on December 31, 2010 (including accounts once funded that subsequently reached a zero balance) may continue to make additional purchases of Class K shares. Plans may continue to make additional purchases of Fund shares and add new participants, and new plans sponsored by the same or an affiliated sponsor may invest in the Fund (and add new participants) if an initial plan so sponsored invested in the Fund as of December 31, 2010 (or had approved the Fund as an investment option as of December 31, 2010 and funded its initial account with the Fund prior to March 31, 2011) and holds Fund shares at the plan level.

An order to purchase Class K shares received by the Fund or the Transfer Agent after the close of business on December 31, 2010 (other than as described above) from a new investor or a new account that is not eligible to purchase shares will be refused by the Fund and the Transfer Agent and any money that the Fund or the Transfer Agent received with the order will be returned to the investor or the selling agent, as appropriate, without interest.

Class K shares are designed for qualified employee benefit plans, trust companies or similar institutions, charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, state sponsored college savings plans established under Section 529 of the Internal Revenue Code, and health savings accounts created pursuant to public law 108-173. Class K shares may be purchased, sold or exchanged only through the Distributor or an authorized selling agent.

Prior to October 25, 2012, Class K shares were named Class R4 shares.

Class R Shares

Class R shares are available only through eligible health savings accounts sponsored by third party platforms, including those sponsored by Ameriprise Financial affiliates, eligible retirement plans and, in the sole discretion of the Distributor, other types of retirement accounts held through platforms maintained by selling agents approved by the Distributor. Eligible retirement plans include any retirement plan other than individual 403(b) plans. Class R shares are generally not available for investment through retail nonretirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, Simple IRAs or 529 tuition programs. Contact the Transfer Agent or your retirement plan or health savings account administrator for more information about investing in Class R shares.

Class R4 Shares

Effective November 8, 2012, Class R4 shares are available only to omnibus retirement plans, trust companies or similar institutions, 501(c)(3) charitable organizations, 529 plans and health savings accounts. Prior to November 8, 2012, Class R4 shares were closed to new investors and new accounts, subject to certain exceptions.

Prior to October 31, 2012, Class K shares were named Class R4 shares.

Class R5 Shares

Effective November 8, 2012, Class R5 shares are available only to (i) registered investment advisers that clear Fund share transactions for their client or customer accounts through designated mutual fund trading platforms that have been granted specific written authorization from the Transfer Agent with respect to Class R5 eligibility apart from selling, servicing or similar agreements and (ii) omnibus retirement plans. Prior to November 8, 2012, Class R5 shares were closed to new investors and new accounts, subject to certain exceptions. Existing shareholders who do not satisfy the new eligibility requirements for investment in Class R5 may not establish new Class R5 accounts but may continue to make additional purchases of Class R5 shares in accounts opened and funded prior to November 8, 2012; provided, however, that investment advisory programs and similar programs that opened a Class R5 account as of May 1, 2010, and continuously hold Class R5 shares in such account after such date, may generally not only continue to make additional purchases of Class R5 shares but also open new Class R5 accounts and add new shareholders in the program.

Class T Shares

Class T shares are available only to investors who received (and who have continuously held) Class T shares in connection with the merger of certain Galaxy funds into various Legacy Columbia Funds (formerly named Liberty funds).

Class W Shares

Class W shares are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs. Class W shares may be purchased, sold or exchanged only through the Distributor or an authorized selling agent. Shares originally purchased in a discretionary managed account may continue to be held in Class W outside of a discretionary managed account, but no additional Class W purchases may be made and no exchanges to Class W shares of another Fund may be made outside of a discretionary managed account.

Class Y Shares

Effective November 8, 2012, Class Y shares, except as noted below, are available only to (i) omnibus retirement plans with plan assets of at least $10 million as of the date of funding the Fund account; and (ii) omnibus retirement plans with plan assets of less than $10 million as of the date of funding the Fund account, provided that such plans invest $500,000 or more in Class Y shares of the Fund. As with other minimum initial investment requirements, the Distributor may, in its sole discretion, waive the minimum initial investment requirement for Class Y shares.

Prior to November 8, 2012, Class Y shares were offered only to certain former shareholders of series of the former Columbia Funds Institutional Trust (together, Former CFIT Shareholders). Former CFIT Shareholders who opened and funded a Class Y account with a Fund as of the close of business on November 7, 2012 may continue to make additional purchases of Class Y shares even if they do not satisfy the current eligibility requirements but may not establish new Class Y shares accounts and will not be eligible to exchange Class Y shares of a Fund into Class Y shares of other Funds. Former CFIT Shareholders may exchange Class Y shares of a Fund for Class Z shares of the same Fund or Class Z shares of another Fund, subject to applicable minimum investments.

Class Z Shares

Class Z shares are available only to the categories of eligible investors described below under Class Z Shares Minimum Initial Investments. Effective March 29, 2013, selling agents that clear Fund share transactions through designated mutual fund trading platforms that have been given specific written notice from the Transfer Agent of the termination of their eligibility for new purchases of Class Z shares and omnibus retirement plans are not permitted to establish new Class Z accounts, subject to certain exceptions described below.

Effective March 29, 2013, omnibus retirement plans are not permitted to establish new Class Z accounts, other than pursuant to the following exceptions. Omnibus retirement plans that opened and funded a Class Z account with the Fund as of the close of business on March 28, 2013, and continuously hold Class Z shares in such account after March 28, 2013, may continue to make additional purchases of Class Z shares, open new Class Z accounts and add new participants. In addition, an omnibus retirement plan may, in the sole discretion of the Distributor, open new Class Z accounts for a Fund after March 28, 2013 if the plan’s sponsor or an affiliated sponsor opened a Class Z account for another omnibus retirement plan on or before March 28, 2013. If an omnibus retirement plan invested in Class Z shares changes recordkeepers after March 28, 2013, any new accounts established for that plan may not be established in Class Z shares but such a plan may establish new accounts in a different share class for which the plan is eligible. The Distributor may, in its sole discretion, delay the funding requirement described above for omnibus retirement plans to allow an omnibus retirement plan that opened a Class Z account (the initial Class Z account) with the Fund as of the close of business on March 28, 2013 to make additional purchases of Class Z shares, open new Class Z accounts and add new participants after March 28, 2013 so long as the initial Class Z account is funded by June 30, 2013.

Effective March 29, 2013, accounts of selling agents (other than omnibus retirement plans, which are discussed above) that clear Fund share transactions for their client or customer accounts through designated mutual fund trading platforms that have received specific written notice from the Transfer Agent of the termination of their eligibility for new purchases of Class Z shares will not be permitted to establish new Class Z accounts or make additional purchases of Class Z shares (other than through reinvestment of distributions).

Additional Eligible Investors

In addition, the Distributor, in its sole discretion, may accept investments in any share class from investors other than those listed in this prospectus.

Minimum Initial Investments

The table below shows the Fund’s minimum initial investment requirements, which may vary by Fund, class and type of account.

Minimum Initial Investment

	Minimum Initial Investment(a)	Minimum Initial Investment for Accounts with Systematic Investment Plans

For all Funds, classes and account types except those listed below	$2,000	$100	(b)

Individual Retirement Accounts for all Funds and classes except those listed below	$1,000	$100	(c)

	Minimum Initial Investment(a)		Minimum Initial Investment for Accounts with Systematic Investment Plans

Columbia 120/20 Contrarian Equity Fund, Columbia Absolute Return Currency and Income Fund, Columbia Absolute Return Emerging Markets Macro Fund and Columbia Global Extended Alpha Fund	$10,000		$10,000

Columbia Floating Rate Fund and Columbia Inflation Protected Securities Fund	$5,000		$5,000

Class I, Class K, Class R, Class R4 and Class R5	None		None

Class W	$500		$500

Class Y	variable	(d)	N/A

Class Z	variable	(e)	variable	(e)

(a)

If your Class A, Class B, Class C, Class T or Class Z shares account balance falls below the minimum initial investment amount for any reason, including a market decline, you may be asked to increase it to the minimum initial investment amount or establish a Systematic Investment Plan. If you do not do so, your account will be subject to a $20 annual low balance fee and/or shares may be automatically redeemed and the proceeds mailed to you if the account falls below the minimum account balance. See Buying, Selling and Exchanging Shares – Transaction Rules and Policies above.

(b)	Money market Funds – $2,000
(c)	Money market Funds – $1,000
(d)

There is no minimum initial investment in Class Y shares for omnibus retirement plans with plan assets of at least $10 million as of the date of funding the Fund account. The minimum initial investment in Class Y shares for omnibus retirement plans with plan assets of less than $10 million as of the date of funding is $500,000.

(e)	The minimum initial investment amount for Class Z shares is $0, $1,000 or $2,000 depending upon the category of eligible investor. See – Class Z Shares Minimum Initial Investments below.

The minimum initial investment requirements may be waived for accounts that are managed by an investment professional, for accounts held in approved discretionary or non-discretionary wrap programs, or for accounts that are a part of an employer-sponsored retirement plan. The Distributor, in its discretion, may also waive minimum initial investment requirements for other account types.

Each Fund reserves the right to modify its minimum investment and related requirements at any time, with or without prior notice. If your account is closed and then re-opened with a systematic investment plan, your account must meet the then-current applicable minimum initial investment.

Class Z Shares Minimum Initial Investments

There is no minimum initial investment in Class Z shares for the following categories of eligible investors:

•

Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Columbia Management Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the Funds of Columbia Acorn Trust on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the Funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover.

•	Any health savings account sponsored by a third party platform.

•

Any investor participating in a wrap program sponsored by a selling agent or other entity that is paid an asset-based fee by the investor and that is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

The minimum initial investment in Class Z shares for the following eligible investors is $1,000:

•

Any individual retirement plan for which a selling agent or other entity provides services and is not compensated by the Fund for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

•

Any employee of Columbia Management Investment Advisers, LLC, Distributor or Transfer Agent and immediate family members of any of the foregoing who share the same address and any persons employed as of April 30, 2010 by the Legacy Columbia Funds’ former investment manager, distributor or transfer agent and immediate family members of any of the foregoing who share the same address are eligible to make new and subsequent purchases in Class Z shares through an individual retirement account. If you maintain your account with a selling agent, you must contact that selling agent each time you seek to purchase shares to notify them that you qualify for Class Z shares.

The minimum initial investment in Class Z shares for the following categories of eligible investors is $2,000:

•

Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of another fund distributed by the Distributor (i) who holds Class Z shares; (ii) who held Primary A shares prior to the share class redesignation of Primary A shares as Class Z shares that occurred on August 22, 2005; (iii) who holds Class A shares that were obtained by an exchange of Class Z shares; or (iv) who bought shares of certain mutual funds that were not subject to sales charges and that merged with a Legacy Columbia Fund distributed by the Distributor.

•

Any investor participating in an account offered by a selling agent or other entity that provides services to such an account, is paid an asset-based fee by the investor and is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent (each investor buying shares through a selling agent must independently satisfy the minimum investment requirement noted above).

•

Any institutional investor who is a corporation, partnership, trust, foundation, endowment, institution, government entity, or similar organization, which meets the respective qualifications for an accredited investor, as defined under the Securities Act of 1933.

•

Certain financial institutions and intermediaries, such as insurance companies, trust companies, banks, endowments, investment companies or foundations, buying shares for their own account, including Ameriprise Financial and its affiliates and/or subsidiaries.

•

Any employee of the Investment Manager, Distributor or Transfer Agent and immediate family members of any of the foregoing who share the same address and any persons employed as of April 30, 2010 by the Legacy Columbia Funds’ former investment manager, distributor or transfer agent and immediate family members of any of the foregoing who share the same address are eligible to make new and subsequent purchases in Class Z shares through a non-retirement account. If you maintain your account with a selling agent, you must contact that selling agent each time you seek to purchase shares to notify them that you qualify for Class Z shares.

•	Certain other investors as set forth in more detail in the SAI.

Systematic Investment Plan

The Systematic Investment Plan allows you to schedule regular purchases via automatic transfers from your bank account to the Fund on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your selling agent to set up the plan. Systematic Investment Plans may not be available for all share classes.

Dividend Diversification

Generally, you may automatically invest distributions made by another Fund into the same class of shares (and in some cases certain other classes of shares) of a Fund at no additional sales charge. A sales charge may apply when you invest distributions made with respect to shares that were not subject to a sales charge at the time of your initial purchase. Call the Transfer Agent at 800.345.6611 for details.

Other Purchase Rules You Should Know

•

Once the Transfer Agent or your selling agent receives your buy order in “good form,” your purchase will be made at the next calculated public offering price per share, which is the net asset value per share plus any sales charge that applies.

•	You generally buy Class A and Class T shares at the public offering price per share because purchases of these share classes are generally subject to a front-end sales charge.

•

You buy Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class W, Class Y and Class Z shares at net asset value per share because no front-end sales charge applies to purchases of these share classes.

•

The Distributor and the Transfer Agent reserve the right to cancel your order if the Fund doesn’t receive payment within three business days of receiving your buy order. The Fund will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

•	Selling agents are responsible for sending your buy orders to the Transfer Agent and ensuring that we receive your money on time.

•	Shares purchased are recorded on the books of the Fund. The Fund doesn’t issue certificates.

Selling Shares

When you sell your shares, the Fund is effectively buying them back from you. This is called a redemption. You may sell your shares at any time. The payment will be sent within seven days after your request is received in “good form.” When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in “good form,” minus any applicable CDSC.

Systematic Withdrawal Plan

The Systematic Withdrawal Plan allows you to schedule regular redemptions from your Class A, Class B, Class C, Class T, Class W, Class Y and/or Class Z shares account any day of the month on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan. To set up the plan, your account balance must meet the class minimum initial investment amount. All dividend and capital gain distributions must be reinvested to set up the plan. A Systematic Withdrawal Plan cannot be set up on an account that already has a Systematic Investment Plan established. If you set up the plan after you’ve opened your account, we may require your signature to be Medallion Signature Guaranteed.

You can choose to receive your withdrawals via check or direct deposit into your bank account. The Fund will deduct any applicable CDSC from the withdrawals before sending the balance to you. You can cancel the plan by giving the Fund 30 days notice in writing or by calling the Transfer Agent at 800.422.3737. It’s important to remember that if you withdraw more than your investment in the Fund is earning, you’ll eventually withdraw your entire investment.

Check Redemption Service (for Money Market Funds)

Class A and Class Z shares of the money market Funds offer check writing privileges. If you have $2,000 in a money market Fund, you may request checks which may be drawn against your account. The amount of any check drawn against your money market Fund must be at least $100. You can elect this service on your initial application or thereafter. Call 800.345.6611 for the appropriate forms to establish this service. If you own Class A shares that were originally purchased in another Fund at NAV because of the size of the purchase, and then exchanged into a money market Fund, check redemptions may be subject to a CDSC. A $15 charge will be assessed for any stop payment order requested by you or any overdraft in connection with checks written against your money market Fund account. Note that a Medallion Signature Guarantee is required if this service is established after the account is opened.

In-Kind Redemptions

The Fund reserves the right to honor redemption orders with in-kind distributions of portfolio securities instead of cash. In the event the Fund distributed portfolio securities in-kind, you may incur the brokerage and transaction costs associated with converting the portfolio securities you receive into cash. Also, the portfolio securities you receive may increase or decrease in value before you convert them into cash. For U.S. federal income tax purposes redemptions paid in securities are generally treated the same as redemptions paid in cash.

Other Redemption Rules You Should Know

•

Once the Transfer Agent or your selling agent receives your sell order in “good form,” your shares will be sold at the next calculated NAV per share. Any applicable CDSC will be deducted from the amount you’re selling and the balance will be remitted to you.

•

If you sell your shares directly through the Funds, we will normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Transfer Agent or your selling agent receives your order in “good form.”

•

If you sell your shares through a selling agent, the Funds will normally send the sale proceeds by Fedwire within three business days after the Transfer Agent or your selling agent receives your order in “good form.”

•

If you paid for your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, the Funds will hold the sale proceeds when you sell those shares for a period of time after the trade date of the purchase.

•	No interest will be paid on uncashed redemption checks.

•

The Funds can delay payment of the redemption proceeds for up to seven days and may suspend redemptions and/or further postpone payment of redemption proceeds when the NYSE is closed or during emergency circumstances as determined by the SEC.

•	Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

•	Also keep in mind the Funds’ Small Account Policy, which is described above in Buying, Selling and Exchanging Shares – Transaction Rules and Policies.

•	The Fund reserves the right to redeem your shares if your account falls below the Fund’s minimum initial investment requirement.

Exchanging Shares

You can generally sell shares of a Fund to buy shares of another Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective, principal investment strategies, risks, fees and expenses of, the Fund into which you are exchanging. You may be subject to a sales charge if you exchange from a money market Fund or any other Fund that does not charge a front-end sales charge into a non-money market Fund. If you hold your Fund shares through certain selling agents, including Ameriprise Financial Services, Inc., you may have limited exchangeability among the Funds. Please contact your selling agent for more information.

You can generally make exchanges between like share classes of any Fund and, subject to eligibility requirements, other share classes of any Fund. Some exceptions apply. Although the Funds allow certain exchanges from one share class to another share class with higher expenses, you should consider the expenses of each class before making such an exchange.

Systematic Exchanges

You may buy Class A, Class C, Class T, Class W, Class Y and/or Class Z shares of a Fund by exchanging each month from another Fund for shares of the same class of the Fund at no additional cost, subject to the following exchange amount minimums: $50 each month for individual retirement accounts (i.e. tax qualified accounts); and $100 each month for non-retirement accounts. Contact the Transfer Agent or your selling agent to set up the plan. If you set up your plan to exchange more than $100,000 each month, you must obtain a Medallion Signature Guarantee.

Exchanges will continue as long as your balance is sufficient to complete the systematic monthly transfers, subject to the Funds’ Small Account Policy described above in Buying, Selling and Exchanging Shares – Transaction Rules and Policies. You may terminate the program or change the amount you would like to exchange (subject to the $50 and $100 minimum requirements noted immediately above) by calling the Transfer Agent at 800.345.6611. A sales charge may apply when you exchange shares of a Fund that were not assessed a sales charge at the time of your initial purchase.

Other Exchange Rules You Should Know

•	Exchanges are made at the NAV next calculated after your exchange order is received in “good form.”

•	Once the Fund receives your exchange request, you cannot cancel it after the market closes.

•

The rules for buying shares of a Fund generally apply to exchanges into that Fund, including, if your exchange creates a new Fund account, it must satisfy the minimum investment amount, unless a waiver applies.

•	Shares of the purchased Fund may not be used on the same day for another exchange or sale.

•

If you exchange shares from Class A shares of a money market Fund to a non-money market Fund, any further exchanges must be between shares of the same class. For example, if you exchange from Class A shares of a money market Fund into Class C shares of a non-money market Fund, you may not exchange from Class C shares of that non-money market Fund back to Class A shares of a money market Fund.

•

A sales charge may apply when you exchange shares of a Fund that were not assessed a sales charge at the time of your initial purchase. For example, if your initial investment was in a money market Fund and you exchange into a non-money market Fund, your transaction is subject to a front-end sales charge if you exchange into Class A shares and to a CDSC if you exchange into Class C shares of the Funds.

•

If your initial investment was in Class A shares of a non-money market Fund and you exchange shares into a money market Fund, you may exchange that amount to another Fund, including dividends earned on that amount, without paying a sales charge.

•

If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange of those shares. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC imposed at that time will be based on the period that begins when you bought shares of the original Fund and ends when you sell the shares of the Fund you received from the exchange. The applicable CDSC will be the CDSC of the original Fund.

•	You may make exchanges only into a Fund that is legally offered and sold in your state of residence. Contact the Transfer Agent or your selling agent for more information.

•	You generally may make an exchange only into a Fund that is accepting investments.

•	The Fund may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

•	Unless your account is part of a tax-advantaged arrangement, an exchange for shares of another Fund is a taxable event, and you may recognize a gain or loss for tax purposes.

•	Changing your investment to a different Fund will be treated as a sale and purchase, and you will be subject to applicable taxes on the sale and sales charges on the purchase of the new Fund.

•

You may generally exchange Class T shares of a Fund for Class A shares of another Fund if the other Fund does not offer Class T shares. Class T shares exchanged into Class A shares cannot be exchanged back into Class T shares.

•	Class W shares originally purchased, but no longer held, in a discretionary managed account, may not be exchanged for Class W shares of another Fund

•	Class Z shares of a Fund may be exchanged for Class A or Class Z shares of another Fund.

•	Former CFIT Shareholders may not exchange Class Y shares of a Fund into Class Y shares of another Fund.

Same-Fund Exchange Privilege

Certain shareholders of a Fund may be or become eligible to invest in other classes of shares of the same Fund. Upon a determination of such eligibility, such shareholders may be eligible to exchange their shares for shares of the other share class, if offered. Such exchanges include exchanges of shares of one class for shares of another share class with higher expenses. Before making such an exchange, you should consider the expenses of each class. Investors should contact their selling agents to learn more about the details of exchange privilege.

Note the following rules relating to same-Fund exchanges:

•	No sales charges or other charges will apply to any such exchange, except that when Class B shares are exchanged, any CDSC applicable to Class B shares will be applied.

•	Ordinarily, shareholders will not recognize a gain or loss for U.S. federal income tax purposes upon such an exchange. You should consult your tax advisor about your particular exchanges.

Distributions and Taxes

Distributions to Shareholders

A mutual fund can make money two ways:

•	It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.

•

A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than it originally paid. Capital gains are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term gains) or more than one year (long-term gains).

FUNDamentalsTM
Distributions

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund’s distributed income, including capital gains. Reinvesting your distributions buys you more shares of a fund – which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you’ll earn more money if you reinvest your distributions rather than receive them in cash.

The Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal excise tax. The Fund generally intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year. Normally, the Fund will declare and pay distributions of net investment income according to the following schedule:

Normally, Columbia Overseas Value Fund will declare and pay distributions of net investment income according to the following schedule:

Declaration and Distribution Schedule

Declarations	semiannually
Distributions	semiannually

Normally, Columbia Equity Value Fund will declare and pay distributions of net investment income according to the following schedule:

Declaration and Distribution Schedule

Declarations	quarterly
Distributions	quarterly

Normally, Columbia High Yield Bond Fund and Columbia Money Market Fund will declare and pay distributions of net investment income according to the following schedule:

Declaration and Distribution Schedule

Declarations	daily
Distributions	monthly

The Fund may, however, declare or pay distributions of net investment income more frequently.

Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

The Fund generally pays cash distributions within five business days after the distribution was declared (or, if the Fund declares distributions daily, within five business days after the end of the month in which the distribution was declared). If you sell all of your shares after the record date, but before the payment date, for a distribution, you’ll normally receive that distribution in cash within five business days after the sale was made.

The Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash (the selling agent through which you purchased shares may have different policies). You can do this by contacting the Funds at the addresses and telephone numbers listed at the beginning of the section entitled Choosing a Share Class. No sales charges apply to the purchase or sale of such shares.

For accounts held directly with the Fund, distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

Unless you are a tax-exempt investor or holding Fund shares through a tax-advantaged account (such as a 401(k) plan or IRA), you should consider avoiding buying Fund shares shortly before the Fund makes a distribution (other than distributions of net investment income that are declared daily) of net investment income or net realized capital gain, because doing so can cost you money in taxes to the extent the distribution consists of taxable income or gains. This is because you will, in effect, receive part of your purchase price back in the distribution. This is known as “buying a dividend.” To avoid “buying a dividend,” before you invest check the Fund’s distribution schedule, which is available at the Funds’ website and/or by calling the Funds’ telephone number listed at the beginning of the section entitled Choosing a Share Class.

If you buy shares of the Fund when it holds securities with unrealized capital gain, you may, in effect, receive part of your purchase price back if and when the Fund sells those securities and distributes any net realized capital gain. Any such distribution is generally subject to tax. The Fund may have, or may build up over time, high levels of unrealized capital gain. If you buy shares of the Fund when it has capital loss carryforwards, the Fund may have the ability to offset capital gains realized by the Fund that otherwise would have been distributed to shareholders. These losses may be subject to certain limitations.

Taxes and Your Investment

You should be aware of the following considerations applicable to all Funds (unless otherwise noted):

•

The Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in Fund level taxation, and consequently, a reduction in income available for distribution to you. For tax-exempt Funds: In addition, any dividends of net tax-exempt income would no longer be exempt from U.S. federal income tax and, instead, in general, would be taxable to you as ordinary income.

•	Distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional Fund shares.

•

Distributions of the Fund’s ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Fund’s net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long the Fund has owned the investments that generated them, rather than how long you have owned your shares.

•

From time to time, a distribution from the Fund could constitute a return of capital, which is not taxable to you so long as the amount of the distribution does not exceed your tax basis in your Fund shares. A return of capital reduces your tax basis in your Fund shares, with any amounts exceeding such basis generally taxable as capital gain.

•	For taxable fixed income Funds: The Fund expects that distributions will consist primarily of ordinary income.

•

For taxable years beginning on or before December 31, 2012, if you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as “qualified dividend income” taxable at the lower net long-term capital gain rates described below. Qualified dividend income is income attributable to the Fund’s dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends. The special tax treatment of qualified dividend income and the reduced tax rates applicable to long-term capital gain (described below) will expire for taxable years beginning on or after January 1, 2013, unless Congress enacts legislation providing otherwise. For taxable fixed income and tax-exempt Funds: The Fund does not expect a significant portion of Fund distributions to be qualified dividend income.

•

For taxable years beginning on or before December 31, 2012, generally the top individual U.S. federal income tax rate on net long-term capital gain (and qualified dividend income) has been reduced to 15% (0% for individuals in the 10% and 15% Federal income tax brackets).

•

Effective for taxable years beginning on or after January 1, 2013, certain high-income individuals (as well as estates and trusts) will be subject to a new 3.8% Medicare contribution tax. For individuals, the 3.8% tax will apply to the lesser of (1) the amount (if any) by which the taxpayer’s modified adjusted gross income exceeds certain threshold amounts or (2) the taxpayer’s “net investment income.” Net investment income generally includes for this purpose dividends, including any capital gain dividends, paid by the Fund, and net capital gains recognized on the sale, redemption or exchange of shares of the Fund. For tax-exempt Funds: Exempt interest dividends are not included in net investment income for this purpose, and are therefore not subject to the Medicare contribution tax.

•

Certain derivative instruments when held in a Fund’s portfolio subject the Fund to special tax rules, the effect of which may be to, among other things, accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of Fund portfolio securities, or convert capital gains into ordinary income, short-term capital losses into long-term capital losses or long-term capital gains into short-term capital gains. These rules could therefore affect the amount, timing and/or character of distributions to shareholders. For tax-exempt Funds: Derivative instruments held by a Fund may also generate taxable income to the Fund.

•

Certain Funds may purchase or sell (write) options, as described further in the SAI. In general, option premiums which may be received by the Fund are not immediately included in the income of the Fund. Instead, such premiums are taken into account when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option. If an option written by a Fund is exercised and such Fund sells or delivers the underlying security, the Fund generally will recognize capital gain or loss equal to (a) the sum of the exercise price and the option premium received by the Fund minus (b) the Fund’s basis in the security. Such capital gain or loss generally will be short-term or long-term depending upon the holding period of the underlying security. Capital gains or losses with respect to any termination of a Fund’s obligation under an option other than through the exercise of the option and the related sale or delivery of the underlying security generally will be short-term gains or losses. Thus, for example, if an option written by a Fund expires unexercised, such Fund generally will recognize short-term capital gains equal to the premium received.

•

If at the end of the taxable year more than 50% of the value of the Fund’s assets consists of securities of foreign corporations, and the Fund makes a special election, you will generally be required to include in your income for U.S. federal income tax purposes your share of the qualifying foreign income taxes paid by the Fund in respect of its foreign portfolio securities. You may be able to claim an offsetting foreign tax credit or deduction in respect of this amount, subject to certain limitations. There is no assurance that the Fund will make this election for a taxable year, even if it is eligible to do so.

•

For tax-exempt Funds: The Fund expects that distributions will consist primarily of exempt interest dividends. Distributions of the Fund’s net interest income from tax-exempt securities generally are not subject to U.S. federal income tax, but may be subject to state and local income and other taxes, as well as federal and state alternative minimum tax. Similarly, distributions of interest income that is exempt from state and local income taxes of a particular state may be subject to other taxes, including income taxes of other states, and federal and state alternative minimum tax. The Fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Distributions by the Fund of this income generally are taxable to you as ordinary income. Distributions of capital gains realized by the Fund, including those generated from the sale or exchange of tax-exempt securities, generally also are taxable to you. Distributions of the Fund’s net short-term capital gain, if any, generally are taxable to you as ordinary income.

•

For a Fund organized as a fund-of-funds: Because most of the Fund’s investments are shares of underlying Funds, the tax treatment of the Fund’s gains, losses, and distributions may differ from the tax treatment that would apply if either the Fund invested directly in the types of securities held by the underlying Funds or the Fund shareholders invested directly in the underlying Funds. As a result, you may receive taxable distributions earlier and recognize higher amounts of capital gain or ordinary income than you otherwise would.

•

A sale, redemption or exchange of Fund shares is a taxable event. This includes redemptions where you are paid in securities. Your sales, redemptions and exchanges of Fund shares (including those paid in securities) usually will result in a taxable capital gain or loss to you, equal to the difference between the amount you receive for your shares (or are deemed to have received in the case of exchanges) and the amount you paid (or are deemed to have paid in the case of exchanges) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held your Fund shares for more than one year at the time of sale or exchange. In certain circumstances, capital losses may be converted from short-term to long-term; in other circumstances, capital losses may be disallowed under the “wash sale” rules.

•

Historically, the Fund has only been required to report to you and the Internal Revenue Service (IRS) gross proceeds on sales, redemptions or exchanges of Fund shares. The Fund is subject to new reporting requirements for shares purchased, including shares purchased through dividend reinvestment, on or after January 1, 2012 and sold, redeemed or exchanged after that date. IRS regulations now generally require the Fund (or your selling agent, if you hold Fund shares through a selling agent) to provide you and the IRS, upon the sale, redemption or exchange of Fund shares, with cost basis information about those shares as well as information about whether any gain or loss is short- or long-term and whether any loss is disallowed under the “wash sale” rules. This reporting is not required for Fund shares held in a retirement or other tax-advantaged account. With respect to Fund shares in accounts held directly with the Fund, the Fund will calculate and report cost basis using the Fund’s default method of average cost, unless you instruct the Fund to use a different calculation method. The Fund will not report cost basis for shares whose cost basis is uncertain or unknown to the Fund. Please see www.columbiamanagement.com or contact the Fund at 800.345.6611 for more information regarding average cost basis reporting and other available methods for cost basis reporting and how to select or change a particular method or to choose specific shares to sell, redeem or exchange. If you hold Fund shares through a selling agent, you should contact your selling agent to learn about its cost basis reporting default method and the reporting elections available to your account. The Fund does not recommend any particular method of determining cost basis. Please consult your tax advisor to determine which available cost basis method is best for you. When completing your U.S. federal and state income tax returns, carefully review the cost basis and other information provided to you and make any additional basis, holding period or other adjustments that may be required.

•

The Fund is required by federal law to withhold tax on any taxable and possibly tax-exempt distributions and redemption proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you haven’t provided a correct TIN or haven’t certified to the Fund that withholding doesn’t apply; the IRS has notified us that the TIN listed on your account is incorrect according to its records; or the IRS informs the Fund that you are otherwise subject to backup withholding.

FUNDamentalsTM
Taxes

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Fund. It is not intended as a substitute for careful tax planning. Your investment in the Fund may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

The website references herein are intended to be inactive textual references and information contained in or otherwise accessible through the referenced websites does not form a part of this combined proxy statement/prospectus.

Exhibit C

Comparison of Organizational Documents

This chart highlights material differences between the terms of the Declarations of Trust and By-Laws of the Buying Funds and Selling Funds.

Group A:	Selling Fund: Columbia Large Cap Value Fund. Buying Fund: Columbia Overseas Value Fund

Group B:	Selling Fund: Columbia High Yield Opportunity Fund.

Group C:	Selling Funds: Columbia Multi-Advisor International Value Fund, Columbia Government Money Market Fund. Buying Funds: Columbia Equity Value Fund, Columbia High Yield Bond Fund, Columbia Money Market Fund.

Policy	Group A	Group B	Group C

Shareholder Liability

Shareholders of the trust are protected from liability under Delaware statutory law, which provides that shareholders of a Delaware statutory trust have the same limitation of personal liability as is extended to shareholders of a private corporation for profit incorporated in the state of Delaware.

In addition, any shareholder or former shareholder exposed to liability by reason of a claim or demand relating solely to his or her being or having been a shareholder of the trust, and not because of his acts or omissions, the shareholder or former shareholder (or his or her heirs, executors, administrators, or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) will be entitled to be held harmless from and indemnified out of the assets of the trust against all loss and expense arising from such claim or demand.

		The shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains express disclaimers of shareholder liability for acts, obligations or affairs of the trust. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of the assets of a series for any shareholder held personally liable for obligations of such series. Therefore, the possibility that a shareholder could be held liable would be limited to a situation in which the assets of the applicable series had been exhausted.	The shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains express disclaimers of shareholder liability for acts, obligations or affairs of the trust. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of the assets of a series for any shareholder held personally liable for obligations of such series. Therefore, the possibility that a shareholder could be held liable would be limited to a situation in which the assets of the applicable series had been exhausted.

Shareholder Voting Rights	Shareholders have only the powers to vote on matters as the trustees may consider desirable and so authorize, and those voting powers expressly	At all meetings of shareholders, each shareholder of record is entitled to one vote for each dollar of net asset value (number of shares owned	Any fractional share of a series or class shall carry proportionately all the rights and obligations of a whole share of that series or class,

Policy	Group A	Group B	Group C

granted under the 1940 Act or under the law of Delaware applicable to statutory trusts.

Shares may be voted in person or by proxy or in any manner authorized by the trustees. On any matter that requires shareholder approval under the 1940 Act, whether shareholders are required to vote by series or class is determined by reference to the 1940 Act. On all other matters, all shares are voted in the aggregate and not by series or class unless the trustees determine otherwise.

Each whole share is entitled to one vote as to any matter on which it is entitled to vote, and each fractional share is entitle to a proportionate fractional vote.

There is no cumulative voting in the election of trustees.

times net asset value per share) and each fractional dollar amount is entitled to a proportionate fractional vote.

The shareholders have the power to vote (i) for the election of trustees, (ii) to the same extent as shareholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the trust or shareholder, (iii) with respect to termination of the trust or any class or series of the trust, (iv) with respect to the approval or termination in accordance with the 1940 Act of any contract with any one or more corporations, trusts, associations, partnerships, limited partnerships or other types of organizations, or individuals as to which shareholder approval is required by the 1940 Act, and (v) with respect to additional matters relating to the trust as may be required by the 1940 Act, the Declaration of Trust, the By-Laws or any registration of the trust with the SEC (or any successor agency) or any state, or as the trustees may consider necessary or desirable.

On any matter submitted to a vote of shareholders, all shares entitled to vote will be voted in the aggregate as a single class without regard to series or class of shares, except that shares may be voted by individual series or classes (1) when required by the 1940 Act, (2) when the trustees have determined that the matter including rights with respect to voting.

The shareholders have the power to vote (i) for the election of trustees, (ii) to the same extent as shareholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the trust or shareholder, (iii) with respect to termination of the trust or any class or series of the trust, (iv) with respect to the approval or termination in accordance with the 1940 Act of any contract with any one or more corporations, trusts, associations, partnerships, limited partnerships or other types of organizations, or individuals as to which shareholder approval is required by the 1940 Act, and (v) with respect to additional matters relating to the trust as may be required by the 1940 Act, the Declaration of Trust, the By-Laws or any registration of the trust with the SEC (or any successor agency) or any state, or as the trustees may consider necessary or desirable.

On any matter submitted to a vote of shareholders, all shares entitled to vote will be voted in the aggregate as a single class without regard to series or class of shares, except that shares may be voted by individual series or classes (1) when required by the 1940 Act, (2) when the trustees have determined that the matter affects one or more series or classes of shares materially

Policy	Group A	Group B	Group C

affects one or more series or classes of shares materially differently, or (3) when the matter affects only the interests of one or more series or classes.

There is no cumulative voting in the election of trustees.

differently, or (3) when the matter affects only the interests of one or more series or classes.

If authorized by the trustees, shareholders shall be entitled to vote cumulatively in the election of trustees.

Shareholder Meetings

The trust is not required to hold annual meetings of shareholders.

Shareholders have the right to call special meetings and vote to remove trustees but only if and to the extent the SEC staff takes the position by rule, interpretive letter or public release that Section 16(c) of the 1940 Act gives them such right. Otherwise, only the trustees, the chairman of the trustees or the president of the trust may call shareholder meetings.

The Declaration of Trust and By-Laws do not address annual shareholder meetings. Regular shareholder meetings are not required for business trusts under the General Laws of Massachusetts.

Shareholder meetings will be held when called by the trustees for the purpose of taking action on any matter requiring the vote or authority of the shareholders, or for any other matter the trustees deem necessary or desirable.

The Declaration of Trust and By-Laws do not address annual shareholder meetings. Regular shareholder meetings are not required for business trusts under the General Laws of Massachusetts.

Shareholder meetings will be held when called by the trustees for the purpose of taking action on any matter requiring the vote or authority of the shareholders, or for any other matter the trustees deem necessary or desirable.

Shareholder Quorum

Except when a larger quorum is required by applicable law, thirty-three and one-third percent (33 1/3%) of the shares entitled to vote constitutes a quorum at a shareholders’ meeting. When any one or more series or classes of the trust is to vote as a single class separate from any other shares, thirty-three and one-third percent (33 1/3%) of the shares of each such series or classes entitled to vote constitutes a quorum at a shareholder’s meeting of that series.

A meeting may be adjourned, whether or not a quorum is present, by the vote of a majority of the shares represented at the meeting, either in person or by proxy. If a meeting is adjourned, notice does not need to be given of

The presence in person or by proxy of 30% of the votes entitled to be cast at a meeting constitutes a quorum.

When any one or more series or classes votes as a single class separate from any other shares which are to vote on the same matters as a separate class or classes, 30% of the votes entitled to be cast by each such class entitled to vote constitutes a quorum at a shareholders’ meeting of that class.

A meeting may be adjourned by a majority of the votes properly cast upon the question, whether or not a quorum is present, and the meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice.

The presence in person or by proxy of 10% of the votes entitled to be cast at a meeting constitutes a quorum.

When any one or more series or classes votes as a single class separate from any other shares which are to vote on the same matters as a separate class or classes, 10% of the votes entitled to be cast by each such class entitled to vote constitutes a quorum at a shareholders’ meeting of that class.

A meeting may be adjourned by a majority of the votes properly cast upon the question, whether or not a quorum is present, and the meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice.

Policy	Group A	Group B	Group C
the adjourned meeting date unless a new record date for the adjourned meeting is set or unless the adjourned meeting is to take place more than sixty (60) days from the date set for the original meeting, in which case the board of trustees would be required to set a new record date.

Shareholder Consent	Any action taken by shareholders may be taken without a meeting if shareholders holding a majority of the shares entitled to vote on the matter and holding a majority of the shares of any series or class entitled to vote separately on the matter consent to the action in writing and such written consents are filed with the records of the meetings of shareholders. Such consent is treated for all purposes as a vote taken at a meeting of shareholders.	Except as otherwise provided by law, the Declaration of Trust or the By-Laws, any action required or permitted to be taken at any meeting of shareholders may be taken without a meeting if a majority of the shareholders entitled to vote consent to the action in writing and the consents are filed with the records of the trust. The consent will be treated for all purposes as a vote taken at a meeting of shareholders.	Except as otherwise provided by law, the Declaration of Trust or the By-Laws, any action required or permitted to be taken at any meeting of shareholders may be taken without a meeting if a majority of the shareholders entitled to vote consent to the action in writing and the consents are filed with the records of the trust. The consent will be treated for all purposes as a vote taken at a meeting of shareholders.

Notice to Shareholders of Record Date

Notice of any meeting of shareholders must be given by the trustees, chairman of the trustees or president not less than 7 days nor more than 120 days before the date of the meeting.

The trustees may set a record date for the purpose of determining the shareholders entitled to vote or act at a shareholders’ meeting. The record date cannot be more than 120 days before the date of the meeting.

Written notice of any meeting of shareholders must be given by the trustees at least 7 days before the meeting.

The trustees may set a record date for the purpose of determining the shareholders entitled to notice of or to vote at a shareholder meeting. The record date cannot be more than 90 days or less than 7 days before the date of the meeting.

Written notice of any meeting of shareholders must be given by the trustees at least 7 days before the meeting.

The trustees may set a record date for the purpose of determining the shareholders entitled to notice of or to vote at a shareholder meeting. The record date cannot be more than 90 days or less than 7 days before the date of the meeting.

Shareholder Proxies	Shareholders may vote in person or by proxy. Unless the trustees declare otherwise, proxies may be given by any electronic or telecommunications device,	Shareholders may vote in person or by proxy. A proxy with respect to shares held in the name of two or more persons will be valid if executed by any one of them	Shareholders may vote in person or by proxy. A proxy with respect to shares held in the name of two or more persons will be valid if executed by any one of them

Policy	Group A	Group B	Group C

including telefacsimile, telephone or through the Internet, but if a proposal by anyone other than the officers or trustees is submitted to a vote of the shareholders of any series or class, or if there is a proxy contest or proxy solicitation or proposal in opposition to any proposal by the officers or trustees, shares may be voted only in person or by written proxy unless the trustees specifically authorize other permissible methods of transmission.

The trustees may appoint inspectors for any meeting of shareholders, and these inspectors are charged with, among other things, determining the authenticity, validity and effect of proxies.

		unless at or prior to exercise of the proxy the trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a shareholder will be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity rests on the challenger.	unless at or prior to exercise of the proxy the trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a shareholder will be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity rests on the challenger.

Shareholder Demand Procedure			If a meeting of shareholders has not been held during the immediately preceding fifteen (15) months for the purpose of electing trustees, a shareholder or shareholders holding three percent (3%) or more of the voting power of all shares entitled to vote may demand a meeting of shareholders for the purpose of electing trustees by written notice of demand given to the trustees. Within thirty (30) days after receipt of such demand, the trustees shall call and give notice of a meeting of shareholders for the purpose of electing trustees. If the trustees shall fail to call such meeting or give notice thereof, then the shareholder or shareholders making the demand may call and give notice of such meeting at the expense of the trust. The trustees shall promptly call and give notice

Policy	Group A	Group B	Group C
of a meeting of shareholders for the purpose of voting upon removal of any trustee of the trust when requested to do so in writing by shareholders holding not less than ten percent (10%) of the shares then outstanding. If the trustees shall fail to call or give notice of any meeting of shareholders for a period of thirty (30) days after written application by shareholders holding at least ten percent (10%) of the shares then outstanding requesting that a meeting be called for any purpose requiring action by the shareholders as provided in the Declaration of Trust or the By-laws, then shareholders holding at least ten percent (10%) of the shares then outstanding may call and give notice of such meeting.

Trustee Power to Amend Organizational Document	The trustees may, without shareholder vote, amend or otherwise supplement the Declaration of Trust; provided that shareholders have the right to vote on any amendment if expressly required under Delaware law or the 1940 Act, or submitted to shareholders by the trustees at their discretion.

The trustees may amend the Declaration of Trust at any time by an instrument in writing signed by a majority of the then trustees provided that notice of such amendment is transmitted promptly to shareholders of record.

The trustees need not, however, provide notice of an amendment if the amendment is for the purpose of supplying an omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained in the Declaration of Trust, or having any other purpose which is ministerial or clerical in nature.

The trustees may amend the Declaration of Trust at any time by an instrument in writing signed by a majority of the then trustees provided that notice of such amendment is transmitted promptly to shareholders of record.

The trustees need not, however, provide notice of an amendment if the amendment is for the purpose of supplying an omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained in the Declaration of Trust, or having any other purpose which is ministerial or clerical in nature.

Termination of Trust	The trust and any series thereof may be terminated at any time by the board of	The trust may be terminated by the trustees with written notice to shareholders, or by the	The trust may be terminated by the trustees with written notice to shareholders, or by the

Policy	Group A	Group B	Group C
trustees with written notice to shareholders. To the extent the 1940 Act expressly allows shareholders the power to vote on such terminations, the trust or any series thereof may be terminated by a vote of a majority of shares entitled to vote.

affirmative vote of at least two-thirds of the shares of each series entitled to vote.

Any series of or class may be terminated by the affirmative vote of at least two-thirds of the shares of that series or class, or by the trustees by written notice to the shareholders of that series or class.

affirmative vote of at least two-thirds of the shares of each series entitled to vote.

Any series of or class may be terminated by the affirmative vote of at least two-thirds of the shares of that series or class, or by the trustees by written notice to the shareholders of that series or class.

Merger or Consolidation	The trustees have the power to cause the trust or any series to be merged or consolidated with another trust or company. The trustees may accomplish such merger or consolidation with written notice to shareholders but without the vote of shareholders, unless such shareholder vote is required by law.	Subject to applicable laws, the trustees may, without shareholder consent, cause the trust or any series to be merged or consolidated with another trust or company. The trustees may also transfer all or a substantial portion of the trust’s assets to another fund or company.	Subject to applicable laws, the trustees may, without shareholder consent, cause the trust or any series to be merged or consolidated with another trust or company. The trustees may also transfer all or a substantial portion of the trust’s assets to another fund or company.

Removal of Trustees

A trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other trustees.

In addition, if required by Section 16(c) of the 1940 Act, any trustee may be removed at any meeting of the shareholders by a vote of at least two-thirds of the outstanding shares.

		Trustees may be removed with or without cause by majority vote of the trustees.	Trustees may be removed with or without cause by majority vote of the trustees.

Trustee Committees	The trust has two standing committees that may not be abolished: the Audit Committee and the Nominating Committee. Otherwise, the trustees may, with a majority vote of the trustees, appoint from their number other committees consisting of two or more trustees which may be delegated such authority as the trustees consider desirable.	The trustees may appoint from their own number and terminate committees consisting of one or more trustees, which may exercise the powers and authority of the trustees to the extent that the trustees determine.	The trustees may appoint from their own number and terminate committees consisting of one or more trustees, which may exercise the powers and authority of the trustees to the extent that the trustees determine, provided, that an Executive Committee designated by the trustees shall not be empowered to elect the president or the treasurer, to amend the By-laws, to

Policy	Group A	Group B	Group C

The trustees may also abolish the non-standing committees with a majority vote of the trustees.

Each committee may elect a chair and each committee must maintain records of its meetings and report its actions to the full board of trustees.

A majority of the authorized number of committee members shall constitute a quorum for the transaction of business of such committee, unless the board of trustees designates a lower percentage.

designate, alter or abolish any committee designated by the trustees, or to perform any act for which the action of a majority of the trustees is required by law, by the Declaration of Trust or the By-laws.

Trustee Liability	Trustees will be liable to the trust by reason of willful misfeasance, bad faith, negligence or reckless disregard of the duties involved in the conduct of the trustee’s office.

Trustees are not subject to personal liability, except by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of trustee. Additionally, trustees are not personally liable for any neglect or wrong-doing of any officer, agent, or employee of the trust or for any act or omission of any other trustee.

Trustees that are singled out as experts on particular issues, such as a chair of a committee, are not held to any higher standard than their non-expert counterparts.

Trustees are not subject to personal liability, except by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of trustee. Additionally, trustees are not personally liable for any neglect or wrong-doing of any officer, agent, or employee of the trust or for any act or omission of any other trustee.

Trustees that are singled out as experts on particular issues, such as a chair of a committee, are not held to any higher standard than their non-expert counterparts.

Trustee Indemnification	The trust indemnifies the trustees against expenses, judgments, fines and settlements and other amounts actually and reasonably incurred in connection with any civil or criminal proceeding or investigations, if it is determined that the trustee acted in good faith and reasonably believed 1) that his or her conduct was in the	The trust indemnifies each of its trustees against all liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and attorneys’ fees incurred in connection with the defense of any civil or criminal suit or action, except with respect to any matter (i) as to which a trustee is finally adjudicated in	Each person made or threatened to be made a party to or who is involved (including, without limitation, as a witness) in any actual or threatened action, suit or proceeding whether civil, criminal, administrative, arbitration, or investigative, including a proceeding by or in the right of the trust by reason of the former or present

Policy	Group A	Group B	Group C

trust’s best interests, and 2) that his or her conduct was at least not opposed to the trust’s best interests, and 3) in the case of a criminal proceeding, that he or she had no reasonable cause to believe that the conduct was unlawful.

A trustee will not, however, be indemnified 1) with respect to any matters where the trustee is judged to be liable on the basis that a personal benefit was improperly received, whether or not the benefit resulted from action taken in that trustee’s official capacity, 2) with respect to any matter where the trustee is judged to be liable in the performance of his or her duty to the trust unless the adjudicator determines that the trustee was not liable as the result of conduct in (1) above and that the trustee is fairly entitled to indemnification, and 3) with respect to amounts paid to settle or dispose of an action with or without court approval unless a) approved by a majority vote of a quorum of trustees who are not parties and are disinterested persons, or b) a written opinion of counsel is obtained.

Expenses incurred in defending any proceeding may be advanced by the trust before the final disposition of a proceeding upon a written undertaking by the trustee to repay the amount advanced if it is ultimately determined that he or she is not entitled to indemnification, together with at least on of the following conditions to the advance: 1) security for the undertaking, 2) the existence of insurance any such action or proceeding not to have acted in good faith in reasonable belief that such trustee’s action was in the best interests of the trust; or (ii) where the trustee acted in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such trustee’s office.

Expenses, including counsel fees, so incurred by any such trustee (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties) will be paid from time to time by the trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such trustee to repay amounts so paid to the trust if it is ultimately determined that indemnification of such expenses is not authorized under the By-Laws, provided, however, that either (a) such trustee shall have provided appropriate security for such undertaking, (b) the trust shall be insured against losses arising from any such advance payments, or (c) either a majority of the disinterested trustees acting on the matter (provided that a majority of the disinterested trustees then in office act on the matter), or independent legal counsel in a written opinion, will have determined, based upon a review of readily available facts, that there is reason to believe that such trustee will be found entitled to indemnification under the By-Laws.

capacity as a trustee of the trust or who, while a trustee of the trust, is or was serving at the request of the trust or whose duties as a trustee involve or involved service as a director, officer, partner, trustee or agent of another organization or employee benefit plan whether the basis of any proceeding is alleged action in an official capacity or in any capacity while serving as a director, officer, partner, trustee or agent, shall be indemnified and held harmless by the trust to the full extent authorized by the laws of The Commonwealth of Massachusetts; provided, however, that in an action brought against the trust to enforce rights to indemnification, the trustee shall be indemnified only if the action was authorized by the board of trustees of the trust.

This right to indemnification shall be a contract right and shall include the right to be paid by the trust in advance of the final disposition of a proceeding for expenses incurred in connection therewith provided, however, such payment of expenses shall be made only upon receipt of a written undertaking by the trustee or officer to repay all amounts so paid if it is ultimately determined that the trustee or officer is not entitled to indemnification.

Policy	Group A	Group B	Group C
protecting the trust against losses arising by reason of any lawful advances, or 3) a determination by a majority of a quorum of the trustees who are not parties to the proceeding and are not interested persons of the trust, or by an independent legal counsel, based on a review of the readily available facts that there is reason to believe that the trustee ultimately will be found entitled to indemnification.

Dividends	The trustees may declare and pay dividends and distributions to shareholders of each series from the assets of such series.	Dividends and distributions may be paid to shareholders from the trust’s net income with the frequency as the trustees may determine.	Dividends and distributions may be paid to shareholders from the trust’s net income with the frequency as the trustees may determine.

Capitalization	The beneficial interest in the trust shall at all times be divided into an unlimited number of shares, without par value.	The beneficial interest in the trust shall at all times be divided into an unlimited number of shares without par value.	The beneficial interest in the trust shall at all times be divided into an unlimited number of shares without par value.

Number of Directors/ Trustees and Vacancies

The number of trustees may be fixed by the trustees from time to time by a written instrument signed, or a resolution approved at a duly constituted meeting, by a majority of the trustees. Provided, however, that the number of trustees cannot be fewer than 1 or more than 15.

Vacancies in the board of trustees may be filled by a majority of the remaining trustees, even if less than a quorum, or by a sole remaining trustee, unless the trustees call a meeting of shareholders for the purpose of electing trustees. In the event that at any time less than a majority of the trustees holding office at that time were so elected by shareholders, the board of trustees will hold a

The trustees may fix the number of trustees, fill vacancies in the trustees, including vacancies arising from an increase in the number of trustees, or remove trustees with or without cause.

Shareholders may fix the number of trustees and elect trustees at any meeting of shareholders called by the trustees for that purpose and to the extent required by applicable law, including paragraphs (a) and (b) of Section 16 of the 1940 Act.

Each trustee serves during the continued lifetime of the trust until he or she dies, resigns or is removed, or, if sooner, until the next meeting of shareholders called for the purpose of electing trustees

The trustees may fix the number of trustees, fill vacancies in the trustees, including vacancies arising from an increase in the number of trustees, or remove trustees with or without cause.

Shareholders may elect trustees at any meeting of shareholders called by the trustees for that purpose and to the extent required by applicable law, including paragraphs (a) and (b) of Section 16 of the 1940 Act.

Each trustee serves during the continued lifetime of the trust until he or she dies, resigns or is removed, or, if sooner, until the next meeting of shareholders called for the purpose of electing trustees and until the election and

Policy	Group A	Group B	Group C
	shareholders’ meeting within 60 days for the election of trustees to fill such vacancies on the board.	and until the election and qualification of his or her successor.	qualification of his or her successor.

Independent Chair of the Board	The Declaration of Trust does not require an independent chair of the board of trustees.	The Declaration of Trust and By-Laws do not require an independent chair of the board of trustees.	The By-Laws require an independent chair of the board of trustees.

Inspection of Books and Records	The original or a copy of the Declaration of Trust, and of each amendment thereto, is kept at the office of the trust where it may be inspected by any shareholder.	The original or a copy of the Declaration of Trust, and of each amendment thereto, is kept at the office of the trust where it may be inspected by any shareholder.	The original or a copy of the Declaration of Trust, and of each amendment thereto, is kept at the office of the trust where it may be inspected by any shareholder.

Involuntary Redemption of Accounts	The trustees may redeem, repurchase and transfer shares pursuant to applicable law.	The trust has the right at its option and at any time to redeem shares of any shareholder at the net asset value thereof: (i) if at such time such shareholder owns shares of any series or class having an aggregate net asset value of less than an amount determined from time to time by the trustees; or (ii) to the extent that such shareholder owns shares equal to or in excess of a percentage determined from time to time by the trustees of the outstanding shares of the trust or of any series or class.	The trust has the right at its option and at any time to redeem shares of any shareholder at the net asset value thereof: (i) if at such time such shareholder owns shares of any series or class having an aggregate net asset value of less than an amount determined from time to time by the trustees; or (ii) to the extent that such shareholder owns shares equal to or in excess of a percentage determined from time to time by the trustees of the outstanding shares of the trust or of any series or class.

COLUMBIA FUNDS JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 27, 2013

The undersigned shareholder of the Fund or Funds named below hereby acknowledges receipt of the Notice of a Joint Special Meeting of Shareholders and Combined Proxy Statement/Prospectus for the Joint Special Meeting of Shareholders (the “Meeting”) to be held at 10:00 a.m., local time, on February 27, 2013, at 225 Franklin Street, Boston, Massachusetts 02110, and, revoking any previous proxies, hereby appoints J. Kevin Connaughton, Michael Clarke, Marybeth Pilat, Joseph F. DiMaria, Julian Quero, Scott R. Plummer, Christopher O. Petersen and Ryan C. Larrenaga (or any of them) as proxies for the undersigned, with full power of substitution in each of them, to attend the Meeting and any adjournments or postponements thereof and to cast on behalf of the undersigned all the votes the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all the powers possessed by the undersigned if personally present at the Meeting. Capitalized terms in this proxy card that are otherwise undefined have the meanings set forth in the Combined Proxy Statement/Prospectus.

YOUR VOTE IS IMPORTANT. Mark, sign, date and return this proxy card as soon as possible.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-XXX-XXX-XXXX

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature

Additional Signature (if held jointly)

Date	2011
CFS_22080_MB7_120910

FUND	FUND	FUND
Fundname Drop-In 1	Fundname Drop-In 2	Fundname Drop-In 3
Fundname Drop-In 4	Fundname Drop-In 5	Fundname Drop-In 6
Fundname Drop-In 7

VOTING OPTIONS

Read your Combined Proxy Statement/Prospectus and have it at hand when voting.

Vote on the Internet	Vote by Phone	Vote by Mail	Vote In Person
Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours	Call 1-xxx-xxx-xxxx Follow the recorded instructions available 24 hours	Vote, sign and date this proxy card and return it in the postage-paid envelope.	Attend Shareholder Meeting 225 Franklin Street, Boston, MA 02110 on February 27, 2013

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ABOVE.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD

THE BOARD RECOMMENDS A VOTE FOR EACH OF THE PROPOSALS LISTED BELOW. THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW AND, ABSENT DIRECTION, WILL BE VOTED FOR EACH OF THE PROPOSALS LISTED BELOW. THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF, INCLUDING ANY ADJOURNMENT(S) NECESSARY TO OBTAIN QUORUMS AND/OR APPROVALS.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:	¡

☐ To vote FOR all Proposals for your Fund or Fund(s), mark this box. No other vote is necessary.

1.

To approve an Agreement and Plan of Reorganization between your Selling Fund listed below and the corresponding Buying Fund providing for (i) the sale of all of the assets of the Selling Fund to, and the assumption of all of the liabilities of the Selling Fund by, the corresponding Buying Fund and (ii) the distribution of such shares to the shareholders of the Selling Fund in complete liquidation of the Selling Fund.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Fundname Drop-In 1	☐	☐	☐	Fundname Drop-In 2	☐	☐	☐
Fundname Drop-In 3	☐	☐	☐

2.

To approve an Agreement and Plan of Reorganization between your Selling Fund listed below and the corresponding Buying Fund providing for (i) the sale of all of the assets of the Selling Fund to, and the assumption of all of the liabilities of the Selling Fund by, the corresponding Buying Fund and (ii) the distribution of such shares to the shareholders of the Selling Fund in complete liquidation of the Selling Fund.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Fundname Drop-In 1	☐	☐	☐	Fundname Drop-In 2	☐	☐	☐

3.

To approve an Agreement and Plan of Reorganization between your Selling Fund listed below and the corresponding Buying Fund providing for (i) the sale of all of the assets of the Selling Fund to, and the assumption of all of the liabilities of the Selling Fund by, the corresponding Buying Fund and (ii) the distribution of such shares to the shareholders of the Selling Fund in complete liquidation of the Selling Fund.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Fundname Drop-In 1	☐	☐	☐	Fundname Drop-In 2	☐	☐	☐

4.

To approve an Agreement and Plan of Reorganization between your Selling Fund listed below and the corresponding Buying Fund providing for (i) the sale of all of the assets of the Selling Fund to, and the assumption of all of the liabilities of the Selling Fund by, the corresponding Buying Fund and (ii) the distribution of such shares to the shareholders of the Selling Fund in complete liquidation of the Selling Fund.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Fundname Drop-In 1	☐	☐	☐	Fundname Drop-In 2	☐	☐	☐

Important Notice Regarding the Availability of Proxy Materials for the Meeting

to Be Held on February 27, 2013.

The Combined Proxy Statement/Prospectus for the Meeting and the

Notice of a Joint Special Meeting of Shareholders are available at:

[https://www.proxy-direct.com/col22080]

EVERY VOTE IS IMPORTANT! PLEASE VOTE TODAY USING ONE OF THE FOUR AVAILABLE OPTIONS!

STATEMENT OF ADDITIONAL INFORMATION

[Date, 2012]

This Statement of Additional Information (the “SAI”) relates to the following proposed reorganizations (the “Reorganizations”):

1.	Reorganization of Columbia Large Cap Value Fund, a series of Columbia Funds Series Trust (a “Selling Fund”) into Columbia Equity Value Fund, a series of Columbia Funds Series Trust II (a “Buying Fund”).

2.	Reorganization of Columbia Multi-Advisor International Value Fund, a series of Columbia Funds Series Trust II, (a “Selling Fund”) into Columbia Overseas Value Fund, a series of Columbia Funds Series Trust (a “Buying Fund”).

3.	Reorganization of Columbia High Yield Opportunity Fund, a series of Columbia Funds Series Trust I (a “Selling Fund”) into Columbia High Yield Bond Fund, a series of Columbia Funds Series Trust II (a “Buying Fund”).

4.	Reorganization of Columbia Government Money Market Fund, a series of Columbia Funds Series Trust II (a “Selling Fund”) into Columbia Money Market Fund, a series of Columbia Funds Series Trust II (a “Buying Fund”).

This SAI contains information which may be of interest to shareholders of the Selling Funds but which is not included in the combined Prospectus/Proxy Statement dated [—], 2012 (the “Proxy Statement/Prospectus”) which relates to the Reorganizations. As described in the Proxy Statement/Prospectus, the Reorganizations would involve the transfer of all the assets of each Selling Fund in exchange for shares of the Buying Fund and the assumption of all the liabilities of each Selling Fund by the Buying Fund. Each Selling Fund would distribute the Buying Fund shares it receives to its shareholders in complete liquidation of each Selling Fund. This SAI is not a prospectus and should be read in conjunction with the Proxy Statement/Prospectus. The Proxy Statement/Prospectus has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to the Buying Funds at c/o Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081, or by calling 800.345.6611.

Additional Information About Each Buying Fund	1

Independent Registered Public Accounting Firms	4

Financial Statements	4

Appendix A – Statement of Additional Information of Columbia Equity Value Fund, Columbia High Yield Bond Fund and Columbia Money Market Fund	A-1

Appendix B – Statement of Additional Information of Columbia Overseas Value Fund	B-1

Appendix C – Pro forma financial statements of Columbia Equity Value Fund, Columbia High Yield Bond Fund, Columbia Money Market Fund and Columbia Overseas Value Fund	C-1

i

ADDITIONAL INFORMATION ABOUT EACH BUYING FUND

Attached hereto as Appendix A is the Statement of Additional Information of Columbia Equity Value Fund, Columbia High Yield Bond Fund and Columbia Money Market Fund dated October 1, 2012, as supplemented (the “October SAI”).

Attached hereto as Appendix B is the Statement of Additional Information of Columbia Overseas Value Fund dated
August 1, 2012, as supplemented.

The October SAI is supplemented as follows:

1. The rows showing data for Columbia Money Market Fund in the table entitled “Total Brokerage Commissions” in the section of the October SAI entitled “Securities Transactions” are hereby deleted and replaced in their entirety with the following:

	2012	2011	2010
Columbia Money Market	0	0	0

2. The rows showing data for Columbia Money Market Fund in the table entitled “Brokerage Directed for Research and Turnover Rates” in the section of the October SAI entitled “Securities Transactions” are hereby deleted and replaced in their entirety with the following:

	Brokerage directed for research*		Turnover Rates
	Amount of Transactions	Amount of commissions imputed or paid	2012	2011
Columbia Money Market	0	0	N/A	N/A

3. The row showing data for Columbia Money Market Fund in the table entitled “Management Fees and Nonadvisory Expenses” in the section of the October SAI entitled “Service Providers – Investment Management Services” is hereby deleted and replaced in its entirety with the following:

	Management Fees			Nonadvisory Expenses
	2012	2011	2010	2012	2011	2010
Columbia Money Market	$6,732,351	$7,527,378	$8,951,478	($11,754,142)	($10,704,885)	($13,410,378)

4. The row showing data for Columbia Money Market Fund in the table entitled “Administrative Fees” in the section of the October SAI entitled “Service Providers – Administrative Services” is hereby deleted and replaced in its entirety with the following:

	Administrative services fees paid in:			Effective Fee Rate
	2012	2011	2010
Columbia Money Market	$1,145,263	$1,289,536	$1,551,462	0.050

1

5. The row showing data for Columbia Money Market Fund in the table entitled “Sales Charges Paid to the Distributor” in the section of the October SAI entitled “Service Providers – Distribution Services” is hereby deleted and replaced in its entirety with the following:

	Sales charges paid to Distributor			Amount retained after paying commissions and other expenses
	2012	2011	2010	2012	2011	2010
Columbia Money Market	$50,522	$67,101	$106,803	$50,522	$67,101	$106,058

6. The row showing data for Columbia Money Market Fund in the table entitled “12b-1 Fees” in the section of the October SAI entitled “Service Providers – Plan and Agreement of Distribution” is hereby deleted and replaced in its entirety with the following:

	Class A	Class B	Class C	Class R	Class R4	Class T	Class W
Columbia Money Market	N/A	$133,260	N/A	N/A	N/A	N/A	N/A

7. The row showing data for Columbia Money Market Fund in the table entitled “Unreimbursed Distribution Expenses” in the section of the October SAI entitled “Service Providers – Plan and Agreement of Distribution” is hereby deleted and replaced in its entirety with the following:

	Class B	Percentage of Class B net assets	Class C	Percentage of Class C net assets
Columbia Money Market	$4,882,000	31.59%	$297,000	2.80%

8. The table entitled “Trustee Compensation – All Funds” in the section of the October SAI entitled “Trustees and Officers – Compensation of Trustees” is hereby deleted and replaced in its entirety with the following:

Trustee Compensation – All Funds

Board Member(a)	Total Cash Compensation from Funds Family Paid to Trustee
Kathleen Blatz	$245,500.00
Edward Boudreau	$269,500.00	(b)
Pamela Carlton	$235,500.00	(b)
William Carmichael	$262,000.00
Patricia Flynn	$240,000.00	(b)
William Hawkins	$269,500.00	(b)

2

R. Glenn Hilliard	$238,000.00	(b)
Stephen Lewis	$430,000.00	(b)
John Maher	$217,500.00	(b)
John Nagorniak(c)	$238,000.00	(b)
Catherine Paglia	$253,000.00	(b)
Leroy Richie	$248,000.00
Anthony Santomero	$243,000.00
Minor Shaw	$240,500.00	(b)
Alison Taunton-Rigby	$275,750.00	(b)

(a)

Trustee compensation is paid by the funds and is comprised of a combination of a base fee and meeting fees, with the exception of the Chair of the Board, who receives a base annual compensation. Payment of compensation is administered by a company providing limited administrative services to the funds and to the Board. Compensation noted in the table does not include amounts paid by Ameriprise Financial to Board members for attendance at Board and committee meetings relating to Ameriprise Financial’s acquisition of the long-term asset management business of Columbia Management Group, LLC, including certain of its affiliates. The Chair of the Board did not receive any such compensation from Ameriprise Financial.

(b)

Mr. Boudreau, Ms. Carlton, Ms. Flynn, Mr. Hawkins, Mr. Hilliard, Mr. Lewis, Mr. Maher, Mr. Nagorniak, Ms. Paglia, Ms. Shaw and Ms. Tauton-Rigby elected to defer a portion of the total cash compensation payable during the period in the amount of $39,450, $104,375, $117,500, $73,038, $136,250, $60,917, $217,500, $71,400, $135,875, $119,000 and $201,500, respectively. Amount deferred by fund is set forth in Table 30. Additional information regarding the deferred compensation plan is described below.

(c)	Mr. Nagorniak ceased serving as a member of the Board effective September 2012.

9. The row showing data for Columbia Money Market Fund in the table entitled “Trustee Compensation – Individual Funds” in the section of the October SAI entitled “Trustees and Officers – Compensation of Trustees” is hereby deleted and replaced in its entirety with the following:

	Blatz	Boudreau(a)	Carlton	Carmichael(a)	Flynn	Hawkins(a)
Columbia Money Market – total	$3,275	$3,644	$3,145	$3,546	$3,170	$3,644
Amount deferred	$0	$483	$1,270	$0	$1,426	$93

	Hilliard(a)	Jones(b)	Lewis	Maher	Nagorniak(a)	Paglia
Columbia Money Market – total	$3,221	N/A	$5,632	$2,892	$3,221	$3,303
Amount deferred	$1,599	N/A	$765	$2,892	$894	$1,537

	Richie	Santomero(a)	Shaw(a)	Taunton-Rigby
Columbia Money Market – total	$3,277	$3,292	$3,253	$3,467
Amount deferred	$0	$0	$1,508	$2,577

3

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

PricewaterhouseCoopers LLP, located at 225 South 6th Street, Minneapolis, MN 55402, is the independent registered public accounting firm for Columbia Overseas Value Fund, providing audit and tax return review services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings. The Report of Independent Registered Public Accounting Firm, Financial Highlights and Financial Statements included in Columbia Overseas Value Fund’s Annual Report to Shareholders for the fiscal year ended February 28, 2012 and its unaudited Financial Highlights and Financial Statements included in the Semiannual Report to Shareholders for the period ended August 31, 2012, are incorporated by reference into this SAI. Ernst & Young LLP, 220 South 6th Street, Suite 1400, Minneapolis, MN 55402-3900, is the independent registered public accounting firm for Columbia Equity Value Fund, Columbia High Yield Bond Fund and Columbia Money Market Fund, providing audit and other accounting and tax-related services as requested by the Funds. The Report of Independent Registered Public Accounting Firm, Financial Highlights and Financial Statements included in Columbia Equity Value Fund’s Annual Report to Shareholders for the fiscal year ended February 29, 2012 and its unaudited Financial Highlights and Financial Statements included in the Semiannual Report to Shareholders for the period ended August 31, 2012, and the Report of Independent Registered Public Accounting Firm, Financial Highlights and Financial Statements included in Columbia High Yield Bond Fund’s Annual Report to Shareholders for the fiscal year ended May 31, 2012, and the Report of Independent Registered Public Accounting Firm, Financial Highlights and Financial Statements included in Columbia Money Market Fund’s Annual Report to Shareholders for the fiscal year ended July 31, 2012 are incorporated by reference into this SAI. The audited financial statements for Columbia Overseas Value Fund included in the Annual Report to Shareholders and incorporated by reference into this SAI have been so included and incorporated in reliance upon the reports of PricewaterhouseCoopers LLP, given on their authority as experts in auditing and accounting. The audited financial statements for Columbia Equity Value Fund, Columbia High Yield Bond Fund and Columbia Money Market Fund incorporated by reference into this SAI have been so included and incorporated in reliance upon the reports of Ernst & Young LLP, given on their authority as experts in auditing and accounting.

The audited financial statements for Columbia Large Cap Value Fund and Columbia High Yield Opportunity Fund incorporated by reference to the Proxy Statement/Prospectus have been so included and incorporated in reliance upon the reports of PricewaterhouseCoopers LLP, given on their authority as experts in auditing and accounting. The audited financial statements for Columbia Multi-Advisor International Value Fund and Columbia Government Money Market Fund incorporated by reference to the Proxy Statement/Prospectus have been so included and incorporated in reliance upon the reports of Ernst & Young LLP, given on their authority as experts in auditing and accounting, except for the information for the periods ended on or before December 31, 2008 for Columbia Government Money Market Fund, which has been audited by another auditor.

FINANCIAL STATEMENTS

Pro forma financial statements of the Buying Funds for the Reorganizations are attached hereto as Appendix C.

4

Appendix A – Statement of Additional Information of Columbia Equity Value Fund, Columbia High Yield Bond Fund and Columbia Money Market Fund

A-1

STATEMENT OF ADDITIONAL INFORMATION

October 1, 2012

Columbia Funds Series Trust II
Columbia 120/20 Contrarian Equity Fund*
Class A: RCEAX	Class B: RZZBX	Class C: RECCX
Class I: CCQIX	Class Z: CCEZX
Columbia Absolute Return Currency and Income Fund
Class A: RARAX	Class B: CARBX	Class C: RARCX
Class I: RVAIX	Class W: RACWX	Class Z: CACZX
Columbia Absolute Return Emerging Markets Macro Fund
Class A: CMMAX	Class B**: CMMBX	Class C: CMMCX
Class I: CMMIX	Class R: CMMRX	Class R5: CAARX
Class W: CMMWX	Class Z: CMMZX
Columbia Absolute Return Enhanced Multi-Strategy Fund
Class A: CEMAX	Class B**: CEMBX	Class C: CEMCX
Class I: CASIX	Class R: CAMRX	Class R5: CEEEX
Class W: CAEWX	Class Z: CEMZX
Columbia Absolute Return Multi-Strategy Fund
Class A: CMSAX	Class B**: CMSBX	Class C: CRMCX
Class I: CMSIX	Class R: CAMRX	Class R5: CRMRX
Class W: CAEWX	Class Z: CARZX
Columbia Active Portfolios® – Diversified Equity Income Fund
Class A***: CDEIX
Columbia AMT-Free Tax-Exempt Bond Fund
Class A: INTAX	Class B: ITEBX	Class C: RTCEX
Class Z: CATZX
Columbia Asia Pacific ex-Japan Fund
Class A: CAJAX	Class C: CAJCX	Class I: CAPIX
Class R: CAJRX	Class R5: TAPRX	Class Z: CAJZX
Columbia Commodity Strategy Fund
Class A: CCSAX	Class C: CCSCX	Class I: CCIYX
Class R: CCSRX	Class W: CCSWX	Class Z: CCSZX
Columbia Diversified Bond Fund
Class A: INBNX	Class B: ININX	Class C: AXBCX
Class I: RDBIX	Class K: IDBYX	Class R: CABRX
Class R4: RSDBX	Class R5: RSVBX	Class W: RVBWX
Class Z: CDBZX
Columbia Diversified Equity Income Fund
Class A: INDZX	Class B: IDEBX	Class C: ADECX
Class I: ADIIX	Class K: IDQYX	Class R: RDEIX
Class R4: RDERX	Class R5: RSEDX	Class W: CDEWX
Class Y: CDEYX	Class Z: CDVZX
Columbia Dividend Opportunity Fund
Class A: INUTX	Class B: IUTBX	Class C: ACUIX
Class I: RSOIX	Class K: RSORX	Class R: RSOOX
Class R4: CDORX	Class R5: RSDFX	Class W: CDOWX
Class Z: CDOZX
Columbia Emerging Markets Bond Fund
Class A: REBAX	Class B: CMBBX	Class C: REBCX
Class I: RSMIX	Class K: CMKRX	Class R: CMBRX
Class W: REMWX	Class Z: CMBZX
Columbia Emerging Markets Opportunity Fund
Class A: IDEAX	Class B: IEMBX	Class C: RMCEX
Class I: RSRIX	Class K: CEORX	Class R: REMRX
Class R5: REMFX	Class W: CMOWX	Class Z: CEOZX
Columbia Equity Value Fund
Class A: IEVAX	Class B: INEGX	Class C: REVCX
Class I: CEQIX	Class K: AEVYX	Class R: REVRX
Class R4: RSEVX	Class R5: RSEYX	Class W: CEVWX
Class Z: CEVZX
Columbia European Equity Fund
Class A: AXEAX	Class B: AEEBX	Class C: REECX
Class I: CEEIX	Class K: CEQRX	Class W: CEEWX
Class Z: CEEZX

Columbia Flexible Capital Income Fund
Class A: CFIAX	Class C: CFIGX	Class I: CFIIX
Class R: CFIRX	Class R4: CFCRX	Class R5: CFXRX
Class W: CFIWX	Class Z: CFIZX
Columbia Floating Rate Fund
Class A: RFRAX	Class B: RSFBX	Class C: RFRCX
Class I: RFRIX	Class K: CFERX	Class R: CFRRX
Class R5: RFRFX	Class W: RFRWX	Class Z: CFRZX
Columbia Frontier Fund****
Class A: SLFRX	Class B: SLFBX	Class C: SLFCX
Class I: CFFIX	Class K: SFFTX	Class R: SFFRX
Class R5: SFFIX	Class Z: CFOZX
Columbia Global Bond Fund
Class A: IGBFX	Class B: IGLOX	Class C: AGBCX
Class I: AGBIX	Class K: RGBRX	Class R: RBGRX
Class W: RGBWX	Class Z: CGBZX
Columbia Global Equity Fund
Class A: IGLGX	Class B: IDGBX	Class C: RGCEX
Class I: CGEIX	Class K: IDGYX	Class R: CGERX
Class R5: RGERX	Class W: CGEWX	Class Z: CGEZX
Columbia Global Extended Alpha Fund*
Class A: RTAAX	Class B: CEABX	Class C: RTACX
Class I: CEAIX	Class K: REYRX	Class R: REAOX
Class Z: CEAZX
Columbia Government Money Market Fund
Class A: SCMXX	Class B: SCBXX	Class C: SCCXX
Class R: SMRXX	Class R5: SMIXX	Class Z: CGZXX
Columbia High Yield Bond Fund
Class A: INEAX	Class B: IEIBX	Class C: APECX
Class I: RSHIX	Class K: RSHYX	Class R: CHBRX
Class R4: CYLRX	Class R5: RSHRX	Class W: RHYWX
Class Y: CHYYX	Class Z: CHYZX
Columbia Income Builder Fund
Class A: RBBAX	Class B: RBBBX	Class C: RBBCX
Class K: CIPRX	Class R: CBURX	Class Z: CBUZX
Columbia Income Opportunities Fund
Class A: AIOAX	Class B: AIOBX	Class C: RIOCX
Class I: AOPIX	Class K: COPRX	Class R: CIORX
Class W: CIOWX	Class Y: CIOYX	Class Z: CIOZX
Columbia Inflation Protected Securities Fund
Class A: APSAX	Class B: APSBX	Class C: RIPCX
Class I: AIPIX	Class K: CISRX	Class R: RIPRX
Class W: RIPWX	Class Z: CIPZX
Columbia Large Core Quantitative Fund
Class A: AQEAX	Class B: AQEBX	Class C: RDCEX
Class I: ALEIX	Class K: RQEYX	Class R: CLQRX
Class R5: RSIPX	Class W: RDEWX	Class Z: CCRZX
Columbia Large Growth Quantitative Fund
Class A: RDLAX	Class B: CGQBX	Class C: RDLCX
Class I: RDLIX	Class K: RDLFX	Class R: CGQRX
Class W: RDLWX	Class Z: CLQZX
Columbia Large Value Quantitative Fund
Class A: RLCAX	Class B: CVQBX	Class C: RDCCX
Class I: CLQIX	Class K: RLCYX	Class R: RLCOX
Class T: CVQTX	Class W: RLCWX	Class Z: CVQZX
Columbia Limited Duration Credit Fund
Class A: ALDAX	Class B: ALDBX	Class C: RDCLX
Class I: ALDIX	Class K: CLDRX	Class W: RLDWX
Class Z: CLDZX
Columbia Marsico Flexible Capital Fund
Class A: CCMAX	Class C: CCFCX	Class I: CFCIX
Class R: CCFRX	Class Z: CCMZX
Columbia Mid Cap Growth Opportunity Fund
Class A: INVPX	Class B: IDQBX	Class C: AESCX
Class I: AQUIX	Class K: IESYX	Class R: CGORX
Class R4: CCORX	Class Z: CVOZX

Columbia Mid Cap Value Opportunity Fund
Class A: AMVAX	Class B: AMVBX	Class C: AMVCX
Class I: RMCIX	Class K: RMCVX	Class R: RMVTX
Class R4: RMCRX	Class R5: RSCMX	Class W: CVOWX
Class Z: CMOZX
Columbia Minnesota Tax-Exempt Fund
Class A: IMNTX	Class B: IDSMX	Class C: RMTCX
Class Z: CMNZX
Columbia Money Market Fund
Class A: IDSXX	Class B: ACBXX	Class C: RCCXX
Class I: RCIXX	Class R: RVRXX	Class R5: —
Class W: RCWXX	Class Z: IDYXX
Columbia Multi-Advisor International Value Fund
Class A: APIAX	Class B: AXIBX	Class C: APICX
Class I: APRIX	Class K: CMIVX	Class Z: CMVZX
Columbia Multi-Advisor Small Cap Value Fund
Class A: ASVAX	Class B: ASVBX	Class C: APVCX
Class I: CAVIX	Class K: RSGLX	Class R: RSVTX
Class R4: RSVRX	Class R5: RSCVX	Class Z: CMAZX
Columbia Portfolio Builder Aggressive Fund
Class A: AXBAX	Class B: AXPBX	Class C: RBGCX
Class K: CAGRX	Class R: CPARX	Class Z: CPAZX
Columbia Portfolio Builder Conservative Fund
Class A: ABDAX	Class B: ABBDX	Class C: RPCCX
Class K: CPVRX	Class R: CBURX	Class Z: CBVZX
Columbia Portfolio Builder Moderate Aggressive Fund
Class A: AXMAX	Class B: ABMBX	Class C: AGECX
Class K: CMRRX	Class R: CBARX	Class Z: CBAZX
Columbia Portfolio Builder Moderate Conservative Fund
Class A: AUCAX	Class B: AMDBX	Class C: RBMCX
Class K: CBTRX	Class R: CPMRX	Class Z: CPMZX

Columbia Portfolio Builder Moderate Fund
Class A: ABUAX	Class B: AURBX	Class C: AMTCX
Class K: CBRRX	Class R: CBMRX	Class Z: CBMZX
Columbia Recovery and Infrastructure Fund
Class A: RRIAX	Class B: RRIBX	Class C: RRICX
Class I: RRIIX	Class K: RRIYX	Class R: RRIRX
Class R5: RRIZX	Class Z: CRIZX
Columbia Select Large-Cap Value Fund
Class A: SLVAX	Class B: SLVBX	Class C: SVLCX
Class I: CLVIX	Class K: SLVTX	Class R: SLVRX
Class R4: CSERX	Class R5:SLVIX	Class W: CSVWX
Class Z: CSVZX
Columbia Select Smaller-Cap Value Fund
Class A: SSCVX	Class B: SSCBX	Class C: SVMCX
Class I: CSSIX	Class K: SSLRX	Class R: SSVRX
Class R4: CSPRX	Class R5: SSVIX	Class Z: CSSZX
Columbia Seligman Communications and Information Fund
Class A: SLMCX	Class B: SLMBX	Class C: SCICX
Class I: CSFIX	Class K: SCIFX	Class R: SCIRX
Class R4: SCIOX	Class R5: SCMIX	Class Z: CCIZX
Columbia Seligman Global Technology Fund
Class A: SHGTX	Class B: SHTBX	Class C: SHTCX
Class I: CSYIX	Class K: SGTSX	Class R: SGTRX
Class R5: SGTTX	Class Z: CSGZX
Columbia Strategic Allocation Fund
Class A: IMRFX	Class B: IMRBX	Class C: RSSCX
Class K: IDRYX	Class R: CSARX	Class Z: CSAZX
Columbia U.S. Government Mortgage Fund
Class A: AUGAX	Class B: AUGBX	Class C: AUGCX
Class I: RVGIX	Class K: RSGYX	Class R4: CUVRX
Class R5: CGVRX	Class W: CGMWX	Class Z: CUGZX

Prior to October 25, 2012, Class K was known as Class R4 and prior to October 31, 2012, Class R4 was known as Class R3.

*	Effective Sept. 28, 2012, the Fund is no longer open to new investors.

**	Class is available for exchange only.

***	Class A Shares of the Active Portfolio Funds are offered only to certain eligible investors through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. or its affiliates.

****	Effective at the close of business on May 31, 2012, the fund is no longer open to new investors.

This is the Statement of Additional Information (“SAI”) for each of the funds listed on the previous pages. This SAI is not a prospectus. It should be read together with the appropriate current fund prospectus, the date of which can be found in Table 1 of this SAI.

Each fund’s financial statements for its most recent fiscal period are contained in the fund’s annual or semiannual report to shareholders. The Independent Registered Public Accounting Firm’s Report and the Financial Statements, including Notes to the Financial Statements and the Schedule of Investments in Securities and any applicable Schedule of Affiliated Funds, contained in the Annual Report, are incorporated in this SAI by reference. No other portion of the Annual Report is incorporated by reference. For a free copy of a fund prospectus, annual or semiannual report, contact your financial intermediary (or selling/servicing agent) or write to the family of funds, which includes Columbia and Columbia Acorn branded funds (collectively, the “Fund Family”), at c/o Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081, call 800.345.6611 or visit columbiamanagement.com.

Unless the context indicates otherwise, references herein to “each fund,” “the funds, “a fund” or “funds” indicates the disclosure is applicable to each fund in the Fund Family managed by Columbia Management Investment Advisers, LLC (“Columbia Management” or “investment manager”), a wholly-owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise Financial”), and distributed by Columbia Management Investment Distributors, Inc. (the “distributor”). Each fund is governed by a Board of Trustees (the “Board”) that meets regularly to review a wide variety of matters affecting the funds. Detailed information about fund governance, Columbia Management, and other aspects of fund management can be found by referencing the Table of Contents or the List of Tables on the following pages.

Fundamental and Nonfundamental Investment Policies	p. 5

Investment Strategies and Types of Investments	p. 11
Information Regarding Risks and Investment Strategies	p. 13
Securities Transactions	p. 53
Brokerage Commissions Paid to Brokers Affiliated with the Investment Manager	p. 64
Valuing Fund Shares	p. 65
Performance Information	p. 66
Portfolio Holdings Disclosure	p. 66
Proxy Voting	p. 69
Investing in a Fund	p. 71
Selling Shares	p. 74
Pay-out Plans	p. 75
Capital Loss Carryover	p. 76
Taxes	p. 79
Service Providers	p. 84
Investment Management Services	p. 84

Administrative Services	p. 118
Transfer Agency Services	p. 121
Plan Administration Services	p. 122
Distribution Services	p. 122
Plan and Agreement of Distribution	p. 124
Payments to Financial Intermediaries	p. 129
Custodian Services	p. 131
Board Services Corporation	p. 131
Organization and Management of Wholly-Owned Subsidiaries	p. 131
Organizational Information	p. 133
Trustees and Officers	p. 136
Control Persons and Principal Holders of Securities	p. 155
Information Regarding Pending and Settled Legal Proceedings	p. 177
Independent Registered Public Accounting Firm	p. 178
Appendix A: Description of Ratings	p. A-1
Appendix B: State Risk Factors	p. B-1
Appendix C: Proxy Voting Guidelines	p. C-1
Appendix D: Class A — Calculation of the Sales Charge	p. D-1
Appendix E: Legacy Columbia Funds	p. E-1
Appendix F: Legacy RiverSource Funds	p. F-1
Appendix S: More Information About Choosing A Share Class	p. S-1

Statement of Additional Information – October 1, 2012	Page 1

List of Tables

1.	Fund Fiscal Year Ends, Prospectus Date and Investment Categories	p. 3
2.	Fundamental Policies	p. 5
3.	Investment Strategies and Types of Investments	p. 11
4.	Total Brokerage Commissions	p. 56
5.	Brokerage Directed for Research, and Turnover Rates	p. 58
6.	Securities of Regular Brokers or Dealers	p. 60
7.	Class A — Initial Sales Charge	p. 72
8.	Public Offering Price	p. 73
9.	Capital Loss Carryover	p. 76
10.	Corporate Deduction and Qualified Dividend Income	p. 81
11.	Investment Management Services Agreement Fee Schedule	p. 85
12.	PIA Indexes	p. 91
13.	Performance Incentive Adjustment Calculation	p. 92
14.	Performance Incentive Adjustment Calculation	p. 93
15.	Management Fees and Nonadvisory Expenses	p. 94
16.	Subadvisers and Subadvisory Agreement Fee Schedules	p. 97
17.	Subadvisory Fees	p. 98
18.	Portfolio Managers	p. 99
19.	Administrative Services Agreement Fee Schedule	p. 118
20.	Administrative Fees	p. 119
21.	Sales Charges Paid to Distributor	p. 122
22.	12b-1 Fees	p. 126
23.	Unreimbursed Distribution Expenses	p. 128
24.	Fund History Table	p. 134
25.	Trustees	p. 136
26.	Fund Officers	p. 141
27.	Committee Meetings	p. 145
28.	Trustee Holdings	p. 146
29.	Trustee Compensation — All Funds	p. 151
30.	Trustee Compensation — Individual Funds	p. 152
31.	Control Persons and Principal Holders of Securities	p. 155

Statement of Additional Information – October 1, 2012	Page 2

Table 1. Fund Fiscal Year Ends, Prospectus Date and Investment Categories

Fund	Fiscal Year End	Prospectus Date	Fund Investment Category
Columbia 120/20 Contrarian Equity	April 30	Sept. 1, 2012	Equity
Columbia Absolute Return Currency and Income	October 31	March 1, 2012	Alternative
Columbia Absolute Return Emerging Markets Macro	May 31	Oct. 1, 2012	Alternative
Columbia Absolute Return Enhanced Multi-Strategy	May 31	Oct. 1, 2012	Alternative
Columbia Absolute Return Multi-Strategy	May 31	Oct. 1, 2012	Alternative
Columbia Active Portfolios – Diversified Equity Income	May 31	Oct. 1, 2012	Equity
Columbia AMT-Free Tax-Exempt Bond	November 30	April 1, 2012	Tax-exempt fixed income
Columbia Asia Pacific ex-Japan	October 31	March 1, 2012	Equity
Columbia Commodity Strategy	May 31	Oct. 1, 2012	Equity
Columbia Diversified Bond	August 31	Oct. 28, 2011	Taxable fixed income
Columbia Diversified Equity Income	May 31(a)	Oct. 1, 2012	Equity
Columbia Dividend Opportunity	May 31(b)	Oct. 1, 2012	Equity
Columbia Emerging Markets Bond	October 31	March 1, 2012	Taxable fixed income
Columbia Emerging Markets Opportunity	October 31	March 1, 2012	Equity
Columbia Equity Value	February 29(c)	May 27, 2011	Equity
Columbia European Equity	October 31	March 1, 2012	Equity
Columbia Flexible Capital Income	May 31	Oct. 1, 2012	Flexible
Columbia Floating Rate	July 31	Sept. 29, 2011	Taxable fixed income
Columbia Frontier	October 31	March 1, 2012	Equity
Columbia Global Bond	October 31	March 1, 2012	Taxable fixed income
Columbia Global Equity	October 31	March 1, 2012	Equity
Columbia Global Extended Alpha Fund	October 31	March 1, 2012	Equity
Columbia Government Money Market	November 30(d)	April 1, 2012	Taxable Money Market
Columbia High Yield Bond	May 31	Oct. 1, 2012	Taxable fixed income
Columbia Income Builder Fund	January 31	June 1, 2012	Fund-of-funds – fixed income
Columbia Income Opportunities	July 31	Sept. 29, 2011	Taxable fixed income
Columbia Inflation Protected Securities	July 31	Sept. 29, 2011	Taxable fixed income
Columbia Large Core Quantitative Equity	July 31	Sept. 29, 2011	Equity
Columbia Large Growth Quantitative	September 30	Nov. 29, 2011	Equity
Columbia Large Value Quantitative	September 30	Nov. 29, 2011	Equity
Columbia Limited Duration Credit	July 31	Sept. 29, 2011	Taxable fixed income
Columbia Marsico Flexible Capital	August 31	Oct. 28, 2011	Flexible
Columbia Mid Cap Growth Opportunity	November 30	April 1, 2012	Equity
Columbia Mid Cap Value Opportunity	May 31(a)	Oct. 1, 2012	Equity
Columbia Minnesota Tax-Exempt	August 31	Oct. 28, 2011	State tax-exempt fixed income
Columbia Money Market	July 31	Sept. 29, 2011	Taxable money market
Columbia Multi-Advisor International Value	October 31	March 1, 2012	Equity
Columbia Multi-Advisor Small Cap Value	May 31	Oct. 1, 2012	Equity
Columbia Portfolio Builder Aggressive	January 31	June 1, 2012	Fund-of-funds – equity
Columbia Portfolio Builder Conservative	January 31	June 1, 2012	Fund-of-funds – fixed income
Columbia Portfolio Builder Moderate	January 31	June 1, 2012	Fund-of-funds – equity
Columbia Portfolio Builder Moderate Aggressive	January 31	June 1, 2012	Fund-of-funds – equity
Columbia Portfolio Builder Moderate Conservative	January 31	June 1, 2012	Fund-of-funds – fixed income
Columbia Recovery and Infrastructure	April 30	Sept. 1, 2012	Equity
Columbia Select Large-Cap Value	May 31(e)	Oct. 1, 2012	Equity
Columbia Select Smaller-Cap Value	May 31(e)	Oct. 1, 2012	Equity
Columbia Seligman Communications and Information	May 31(e)	Oct. 1, 2012	Equity

Statement of Additional Information – October 1, 2012	Page 3

Fund	Fiscal Year End	Prospectus Date	Fund Investment Category
Columbia Seligman Global Technology	October 31	March 1, 2012	Equity
Columbia Strategic Allocation	September 30	Jan. 27, 2012	Flexible
Columbia U.S. Government Mortgage	May 31	Oct. 1, 2012	Taxable fixed income

(a)	The fund changed its fiscal year end in 2012 from Sept. 30 to May 31.
(b)	The fund changed its fiscal year end in 2012 from June 30 to May 31.

(c)	The fund changed its fiscal year end in 2012 from March 31 to Feb. 29.

(d)	The fund changed its fiscal year end in 2011 from Dec. 31 to Nov. 30.

(e)	The fund changed its fiscal year end in 2012 from Dec. 31 to May 31.

Statement of Additional Information – October 1, 2012	Page 4

Fundamental and Nonfundamental Investment Policies

Fundamental investment policies adopted by a fund cannot be changed without the approval of a majority of the outstanding voting securities of the fund (i.e., shareholders) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Nonfundamental investment policies may be changed by the Board at any time.

Notwithstanding any of a fund’s other investment policies, each fund, subject to certain limitations, may invest its assets in an open-end management investment company having substantially the same investment objectives, policies, and restrictions as the fund for the purpose of having those assets managed as part of a combined pool.

FUNDAMENTAL POLICIES

Fundamental policies are policies that can be changed only with shareholder approval. The chart below shows fund-specific policies that may be changed only with shareholder approval. The chart indicates whether or not the fund has a policy on a particular topic. A dash indicates that the fund does not have a policy on a particular topic. Please see “Investment Strategies and Types of Investments” for more information regarding your fund’s investment strategies. The specific policy is stated in the paragraphs that follow the table.

Table 2. Fundamental Policies

Fund	A Buy or sell real estate	B Buy or sell commodities	C Buy more than 10% of an issuer	D Invest more than 5% in an issuer	E Concentrate in any one industry	F Invest less than 80%	G Act as an underwriter	H Lending	I Borrow money	J Issue senior securities	K Buy on margin/ sell short
Columbia 120/20 Contrarian Equity	A1	B4	C1	D1	E6	—	G1	H1	I1	J1	—
Columbia Absolute Return Currency and Income	A1	B1	C2	C2	E5	—	G1	H1	I1	J1	—
Columbia Absolute Return Emerging Markets Macro	A1	B4	—	—	E12	—	G1	H1	I1	J1	—
Columbia Absolute Return Enhanced Multi-Strategy	A1	B4	C2	C2	E1	—	G1	H1	I1	J1	—
Columbia Absolute Return Multi-Strategy	A1	B4	C2	C2	E1	—	G1	H1	I1	J1	—
Columbia Active Portfolios – Diversified Equity Income	A1	B1	C2	C2	E6	—	G1	H1	I1	J1	—
Columbia AMT-Free Tax-Exempt Bond	A1	B1	C1	D1	E7	F2	G1	H1	I1	J1	—
Columbia Asia Pacific ex-Japan	A1	B2	C2	C2	E1	—	G1	H1	I1	J1	—
Columbia Commodity Strategy	A1	B4	C2	C2	E13	—	G1	H1	I1	J1	—
Columbia Diversified Bond	A1	B1	C1	D1	E1	—	G1	H1	I1	J1	—
Columbia Diversified Equity Income	A1	B1	C1	D1	E1	—	G1	H1	I1	J1	—
Columbia Dividend Opportunity	A1	B1	C1	D1	E1	—	G1	H1	I1	J1	—
Columbia Emerging Markets Bond	A1	B3	—	—	E3	—	G1	H1	I1	J1	—
Columbia Emerging Markets Opportunity	A1	B1	C1	D1	E1	—	G1	H1	I1	J1	—
Columbia Equity Value	A1	B1	C1	D1	E1	—	G1	H1	I1	J1	—
Columbia European Equity	A1	B1	—	—	E1	—	G1	H1	I1	J1	—
Columbia Flexible Capital Income	A1	B4	C2	C2	E13	—	G1	H1	I1	J1	—
Columbia Floating Rate	A1	B3	C1	D1	E4	—	G1	H1	I1	J1	—
Columbia Frontier	A3	B5	C3	C3	E8	—	G2	H2	J2	J2	K2
Columbia Global Bond	A1	B1	C1	—	E1	—	G1	H1	I1	J1	—
Columbia Global Equity	A1	B1	C1	D1	E1	—	G1	H1	I1	J1	—
Columbia Global Extended Alpha	A1	B2	C2	C2	E1	—	G1	H1	I1	J1	—
Columbia Government Money Market	A4	—	C4	C4	E9	—	G3	H3	J3	J3	G3
Columbia High Yield Bond	A1	B1	C1	D1	E1	—	G1	H1	I1	J1	—
Columbia Income Builder Fund*	A1	B3	C2	C2	E2	—	G1	H1	I1	J1	—
Columbia Income Opportunities	A1	B1	C1	D1	E1	—	G1	H1	I1	J1	—
Columbia Limited Duration Credit	A1	B1	C1	D1	E1	—	G1	H1	I1	J1	—
Columbia Marsico Flexible Capital	A5	B3	—	—	E11	—	G1	H1	I1	J1	—

Statement of Additional Information – October 1, 2012	Page 5

Fund	A Buy or sell real estate	B Buy or sell commodities	C Buy more than 10% of an issuer	D Invest more than 5% in an issuer	E Concentrate in any one industry	F Invest less than 80%	G Act as an underwriter	H Lending	I Borrow money	J Issue senior securities	K Buy on margin/ sell short
Columbia Mid Cap Growth Opportunity	A1	B1	C1	D1	E1	—	G1	H1	I1	J1	—
Columbia Mid Cap Value Opportunity	A1	B1	C1	D1	E1	—	G1	H1	I1	J1	—
Columbia Minnesota Tax-Exempt	A1	B1	—	—	E7	F1	G1	H1	I1	J1	—
Columbia Money Market	A2	A2	C1	D1	E7	—	G1	H1	I1	J1	K1
Columbia Multi-Advisor International Value	A1	B2	C1	D1	E1	—	G1	H1	I1	J1	—
Columbia Multi-Advisor Small Cap Value	A1	B2	—	—	E1	—	G1	H1	I1	J1	—
Columbia Portfolio Builder Aggressive*	A1	B1	C2	C2	E2	—	G1	H1	I1	J1	—
Columbia Portfolio Builder Conservative*	A1	B1	C2	C2	E2	—	G1	H1	I1	J1	—
Columbia Portfolio Builder Moderate*	A1	B1	C2	C2	E2	—	G1	H1	I1	J1	—
Columbia Portfolio Builder Moderate Aggressive*	A1	B1	C2	C2	E2	—	G1	H1	I1	J1	—
Columbia Portfolio Builder Moderate Conservative*	A1	B1	C2	C2	E2	—	G1	H1	I1	J1	—
Columbia Recovery and Infrastructure	A1	B3	C2	C2	E1	—	G1	H1	I1	J1	—
Columbia Retirement Plus 2010*	A1	B3	C2	C2	E2	—	G1	H1	I1	J1	—
Columbia Retirement Plus 2015*	A1	B3	C2	C2	E2	—	G1	H1	I1	J1	—
Columbia Retirement Plus 2020*	A1	B3	C2	C2	E2	—	G1	H1	I1	J1	—
Columbia Retirement Plus 2025*	A1	B3	C2	C2	E2	—	G1	H1	I1	J1	—
Columbia Retirement Plus 2030*	A1	B3	C2	C2	E2	—	G1	H1	I1	J1	—
Columbia Retirement Plus 2035*	A1	B3	C2	C2	E2	—	G1	H1	I1	J1	—
Columbia Retirement Plus 2040*	A1	B3	C2	C2	E2	—	G1	H1	I1	J1	—
Columbia Retirement Plus 2045*	A1	B3	C2	C2	E2	—	G1	H1	I1	J1	—
Columbia Select Large-Cap Value	A3	B5	C3	C3	E8	—	G2	H2	J2	J2	K2
Columbia Select Smaller-Cap Value	A3	B5	C3	C3	E8	—	G2	H2	J2	J2	K2
Columbia Seligman Communications and Information	A3	B5	C3	C3	E10	—	G2	H2	J2	J2	K2
Columbia Seligman Global Technology	A3	B5	C3	C3	E8	—	G2	H2	J2	J2	K2
Columbia Strategic Allocation	A1	B1	C1	D1	E1	—	G1	H1	I1	J1	—
Columbia U.S. Government Mortgage	A1	B1	C1	D1	E1	—	G1	H1	I1	J1	—

*	The fund-of-funds invests in a combination of underlying funds. These underlying funds have adopted their own investment policies that may be more or less restrictive than those of the fund-of-funds. The policies of the underlying funds may permit a fund to engage in investment strategies indirectly that would otherwise be prohibited under the fund’s investment restrictions.

A.	Buy or sell real estate
	A1 –	The fund will not buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.

	A2 –	The fund will not buy or sell real estate, commodities or commodity contracts. For purposes of this policy, real estate includes real estate limited partnerships.

	A3 –	The fund will not purchase or hold any real estate, except that a fund may invest in securities secured by real estate or interests therein or issued by persons (other than real estate investment trusts) which deal in real estate or interests therein.

	A4 –	The fund will not buy or hold any real estate or securities of corporations or trusts whose principal business is investing in interests in real estate.

	A5 –	The fund will not buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business real estate investment trusts (REITs) or entities similar to REITs formed under the laws of non-U.S. companies. For purposes of this policy, real estate includes real estate limited partnerships.

Statement of Additional Information – October 1, 2012	Page 6

B.	Buy or sell physical commodities*
	B1 –	The fund will not buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

	B2 –	The fund will not buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the fund from buying or selling options, futures contracts and foreign currency or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

	B3 –	The fund will not buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the fund from buying or selling options, futures contracts and foreign currency (and, in the case of Columbia Marsico Flexible Capital, swaps) or from entering into forward currency contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

	B4 –	The fund will not buy or sell commodities, except that the fund may to the extent consistent with its investment objective(s), invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts and enter into swap contracts and other financial transactions relating to commodities. This restriction does not apply to foreign currency transactions including without limitation forward currency contracts. This restriction also does not prevent Columbia Commodity Strategy Fund from investing up to 25% of its total assets in one or more wholly-owned subsidiaries (as described further herein and referred to herein collectively as the “Subsidiary”), thereby gaining exposure to the investment returns of commodities markets within the limitations of the federal tax requirements.

	B5 –	The fund will not purchase or sell commodities or commodity contracts, except to the extent permissible under applicable law and interpretations, as they may be amended from time to time.

*   For purposes of the fundamental investment policy on buying and selling physical commodities, the Funds will not consider swap contracts on financial instruments or rates to be commodities for purposes of this restriction despite any federal legislation or regulatory action by the CFTC that subjects such swaps to regulation by the CFTC.

C.	Buy more than 10% of an issuer
	C1 –	The fund will not purchase more than 10% of the outstanding voting securities of an issuer, except that up to 25% of the fund’s assets may be invested without regard to this 10% limitation. For tax-exempt funds, for purposes of this policy, the terms of a municipal security determine the issuer.

	C2 –	The fund will not purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (a) up to 25% of its total assets may be invested without regard to these limitations; and (b) a fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief.

	C3 –	The fund will not make any investment inconsistent with its classification as a diversified company under the 1940 Act.

	C4 –	The fund will not invest more than 5% of its gross assets (taken at market) in the securities of any one issuer, other than the U.S. Government, its agencies or instrumentalities, or buy more than 10% of the voting securities of any one issuer, other than U.S. Government agencies or instrumentalities.

D.	Invest more than 5% in an issuer
	D1 –	The fund will not invest more than 5% of its total assets in securities of any company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities, or other investment companies, and except that up to 25% of the fund’s total assets may be invested without regard to this 5% limitation. For tax-exempt funds, for purposes of this policy, the terms of a municipal security determine the issuer.

	D2 –	The fund will not, as to 50% of the value of its total assets, purchase securities of any issuer if immediately thereafter more than 5% of total assets at market value would be invested in the securities of any issuer (except that this limitation does not apply to obligations issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities).

Statement of Additional Information – October 1, 2012	Page 7

E.	Concentrate*
	E1 –	The fund will not concentrate in any one industry. According to the present interpretation by the Securities and Exchange Commission (SEC), this means that up to 25% of the fund’s total assets, based on current market value at time of purchase, can be invested in any one industry.

	E2 –	The fund will not concentrate in any one industry. According to the present interpretation by the SEC, this means that up to 25% of the fund’s total assets, based on current market value at time of purchase, can be invested in any one industry. The fund itself does not intend to concentrate, however, the aggregation of holdings of the underlying funds may result in the fund indirectly investing more than 25% of its assets in a particular industry. The fund does not control the investments of the underlying funds and any indirect concentration will occur only as a result of the fund following its investment objectives by investing in the underlying funds.

	E3 –	While the fund may invest 25% or more of its total assets in the securities of foreign governmental and corporate entities located in the same country, it will not invest 25% or more of its total assets in any single foreign governmental issuer.

	E4 –	The fund will not concentrate in any one industry. According to the present interpretation by the SEC, this means that up to 25% of the fund’s total assets, based on current market value at time of purchase, can be invested in any one industry. For purposes of this restriction, loans will be considered investments in the industry of the underlying borrower, rather than that of the seller of the loan.

	E5 –	The fund will not concentrate in any one industry, provided however, that this restriction shall not apply to securities or obligations issued or guaranteed by the U.S. Government, banks or bank holding companies or finance companies. For all other industries, this means that up to 25% of the fund’s total assets, based on current market value at the time of purchase, can be invested in any one industry.

	E6 –	The fund will not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

	E7 –	The fund will not invest more than 25% of total assets, at market value, in any one industry; except that municipal securities and securities of the U.S. Government, its agencies and instrumentalities are not considered an industry for purposes of this limitation.

	E8 –	The fund will not invest 25% or more of its total assets, at market value, in the securities of issuers in any particular industry, provided that this limitation shall exclude securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities.

	E9 –	The fund will not invest more than 25% of the market value of its total assets in securities of issuers in any one industry, provided that the fund reserves the right to concentrate investments in money market instruments issued by the U.S. Government or its agencies or instrumentalities or banks or bank holding companies.

	E10 –	The fund will not invest 25% or more of its total assets, at market value, in the securities of issuers in any particular industry, except that the fund will invest at least 25% of the value of its total assets in securities of companies principally engaged in the communications, information and related industries and provided that this limitation shall exclude securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities.

	E11 –	The fund will not concentrate in any one industry (other than U.S. government securities, provided that this limitation shall exclude securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities). According to the present interpretation by the Securities and Exchange Commission (SEC), this means that up to 25% of the fund’s total assets, based on current market value at time of purchase, can be invested in any one industry.

	E12 –	The fund will not invest 25% or more of its total assets in securities of corporate issuers engaged in any one industry. However, consistent with the fund’s investment objective and strategies, the fund may invest 25% or more of its total assets in securities issued by sovereign and quasi-sovereign (e.g., government agencies or instrumentalities) foreign governmental issuers or obligors, including in emerging market countries, but it will not invest 25% or more of its total assets in any single foreign governmental issuer.

Statement of Additional Information – October 1, 2012	Page 8

	E13 –	The fund will not invest 25% or more of its total assets in securities of corporate issuers engaged in any one industry. The foregoing restriction does not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured by them. In addition, the foregoing restriction shall not apply to or limit, Columbia Commodity Strategy Fund’s counterparties in commodities-related transactions.

*   For purposes of applying the limitation set forth in the concentration policies, above, the funds will generally use the industry classifications provided by the Global Industry Classification System.

F.	Invest less than 80%
	F1 –	The fund will not under normal market conditions, invest less than 80% of its net assets in municipal obligations that are generally exempt from federal income tax as well as respective state and local income tax.

	F2 –	The fund will not under normal market conditions, invest less than 80% of its net assets in bonds and other debt securities issued by or on behalf of state or local governmental units whose interest, in the opinion of counsel for the issuer, is exempt from federal income tax. The fund does not intend to purchase bonds or other debt securities, the interest from which, is subject to the alternative minimum tax.

G.	Act as an underwriter
	G1 –	The fund will not act as an underwriter (sell securities for others). However, under the securities laws, the fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

	G2 –	The fund will not underwrite the securities of other issuers, except insofar as the fund may be deemed an underwriter under the Securities Act of 1933 (the 1933 Act) in disposing of a portfolio security or in connection with investments in other investment companies.

	G3 –	The fund will not underwrite the securities of other issuers; make “short” sales of securities, or purchase securities on “margin”; write or purchase put or call options.

H.	Lending
	H1 –	The fund will not lend securities or participate in an interfund lending program if the total of all such loans would exceed 331/3% of the fund’s total assets, except this fundamental investment policy shall not prohibit the fund from purchasing money market securities, loans, loan participation or other debt securities, or from entering into repurchase agreements. For funds-of-funds – equity, under current Board policy, the fund has no current intention to borrow to a material extent.

	H2 –	The fund will not make loans, except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC.

	H3 –	The fund will not make loans, except loans of portfolio securities and except to the extent that the purchase of notes, bonds or other evidences of indebtedness, the entry into repurchase agreements or deposits with banks, may be considered loans.

I.	Borrowing
	I1 –	The fund will not borrow money, except for temporary purposes (not for leveraging or investment) in an amount not exceeding 331/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings) immediately after the borrowings. For funds-of-funds – equity, under current Board policy, the fund has no current intention to borrow to a material extent.

J.	Issue senior securities
	J1 –	The fund will not issue senior securities, except as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

	J2 –	The fund will not issue senior securities or borrow money, except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC.

	J3 –	The fund will not issue senior securities or borrow money, except from banks for temporary purposes in an amount not exceeding 5% of the value of its total assets.

K.	Buy on margin/sell short
	K1 –	The fund will not buy on margin or sell short or deal in options to buy or sell securities.

	K2 –	The fund will not purchase securities on margin except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC.

Statement of Additional Information – October 1, 2012	Page 9

In addition to the policies described above and any fundamental policy described in the prospectus:

For Columbia Money Market, the fund will not:

•	Purchase common stocks, preferred stocks, warrants, other equity securities, corporate bonds or debentures, state bonds, municipal bonds, or industrial revenue bonds.

For Columbia Government Money Market, the fund will not:

•	Mortgage or pledge any of its assets, except to the extent, up to a maximum of 5% of its total assets, necessary to secure permissible borrowings.

•

Buy securities of any company which, with their predecessors, have been in operation less than three continuous years, provided however, that securities guaranteed by a company that (including predecessors) has been in operation at least three continuous years shall be excluded.

•	Invest in securities with contractual or other restrictions on resale, except in connection with repurchase agreements.

•

Deal with its directors and officers, or firms they are associated with, in the purchase or sale of securities except as broker, or purchase or hold the securities of any issuer, if to its knowledge, directors or officers of the fund or of the fund’s investment manager individually owning beneficially more than 0.5% of the securities of that other company own in the aggregate more than 5% of such securities.

•

Invest in the securities of companies for purposes of exercising control or management of such companies or in securities issued by other investment companies, except in connection with a merger, consolidation, acquisition or reorganization or for the purpose of hedging the fund’s obligations under its deferred compensation plan for Trustees.

For Columbia Seligman Communications and Information, Columbia Frontier, Columbia Seligman Global Technology, Columbia Select Growth, Columbia Select Large-Cap Value and Columbia Select Smaller-Cap Value, the fund will not:

•

Purchase or hold the securities of any issuer, if to its knowledge, directors or officers of the fund and, only in the case of Columbia Seligman Global Technology, the directors and officers of the fund’s investment manager, individually owning beneficially more than 0.5% of the outstanding securities of that issuer own in the aggregate more than 5% of such securities.

•	Enter into repurchase agreements of more than one week’s duration if more than 10% of the fund’s net assets would be so invested.

NONFUNDAMENTAL POLICIES

Nonfundamental policies are policies that can be changed by the Board without shareholder approval. The following nonfundamental policies may be changed by the Board at any time and are in addition to those described in the prospectus.

For funds other than money market funds:

•	No more than 15% of the fund’s net assets will be held in securities and other instruments that are illiquid.

For money market funds:

•	No more than 5% of the fund’s net assets will be held in securities and other instruments that are illiquid.

For all funds:

•

The fund may not purchase securities of other investment companies except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. If shares of the fund are purchased by another fund in reliance on Section 12(d)(1)(G) of the 1940 Act, for so long as shares of the fund are held by such other fund, the fund will not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

For Columbia 120/20 Contrarian Equity, Columbia Active Portfolios – Diversified Equity Income, Columbia Diversified Bond, Columbia Diversified Equity Income, Columbia Dividend Opportunity, Columbia Equity Value, Columbia Flexible Capital Income, Columbia Floating Rate, Columbia High Yield Bond, Columbia Income Opportunities, Columbia Inflation Protected Securities, Columbia Large Core Quantitative, Columbia Large Growth Quantitative, Columbia Large Value Quantitative, Columbia Mid Cap Growth Opportunity, Columbia Mid Cap Value Opportunity, Columbia Multi-Advisor Small Cap Value, Columbia Recovery and Infrastructure, Columbia Select Large-Cap Value, Columbia Select Smaller-Cap Value, Columbia Seligman Communications and Information, Columbia Frontier and Columbia Limited Duration Credit:

•	Up to 25% of the fund’s net assets may be invested in foreign investments.

For Columbia U.S. Government Mortgage:

•	Up to 20% of the fund’s net assets may be invested in foreign investments.

Statement of Additional Information – October 1, 2012	Page 10

Investment Strategies and Types of Investments

This table shows many of the various investment strategies and investments the funds are allowed to engage in and purchase. It is intended to show the breadth of investments that the investment manager or subadviser (individually and collectively, the “investment manager”) may make on behalf of a fund. For a description of principal risks for an individual fund, please see the applicable prospectus for that fund. Notwithstanding a fund’s ability to utilize these strategies and investments, the investment manager is not obligated to use them at any particular time. For example, even though the investment manager is authorized to adopt temporary defensive positions and is authorized to attempt to hedge against certain types of risk, these practices are left to the investment manager’s sole discretion.

Fund-of-funds invest in a combination of underlying funds, although they may invest directly in stocks, bonds and other securities. These underlying funds have their own investment strategies and types of investments they are allowed to engage in and purchase. Fund-of-funds currently only invest in underlying funds, which may invest directly in securities and engage in investment strategies, indicated in the table below.

Investment strategies and types of investments: A black circle indicates that the investment strategy or type of investment generally is authorized for a category of funds. Exceptions are noted in the footnotes to the table. See Table 1 for fund categories.

Table 3. Investment Strategies and Types of Investments

Investment strategy	Alternative	Equity and Flexible	Funds-of-Funds – Equity and Fixed Income	Taxable Fixed Income	Taxable Money Market	Tax-Exempt Fixed Income	State Tax-Exempt Fixed Income
Agency and government securities	—	—	—	—	—	—	—
Borrowing	—	—	—	—	—	—	—
Cash/money market instruments	—	—	—	—	—	—	—
Collateralized bond obligations	—	— A	—	—	—	—	—
Commercial paper	—	—	—	—	—	—	—
Common stock	—	—	—	— B	—	—	—
Convertible securities	—	— C	—	— D	—	—	—
Corporate bonds	—	—	—	—	E	—	—
Debt obligations	—	—	—	—	—	—	—
Depositary receipts	—	—	—	—	—	—	—
Derivative instruments (including options and futures)	—	—	—	—	—	—	—
Exchange-traded funds	—	—	—	—	—	—	—
Floating rate loans	—	F	—	—	—	—	—
Foreign currency transactions	—	—	—	—	—	—	—
Foreign securities	—	—	—	—	—	—	—
Funding agreements	—	—	—	—	—	—	—
High yield debt securities (junk bonds)	—	—	—	—	—	—	—
Illiquid and restricted securities	—	—	—	—	—	—	—
Indexed securities	—	—	—	—	—	—	—
Inflation protected securities	—	—	—	—	—	—	—
Initial Public Offerings (IPOs)	—	—	—	—	—	—	—
Inverse floaters	—	G	—	—	—	—	—
Investment companies	—	—	—	—	—	—	—
Lending of portfolio securities	—	— H	—	—	—	—	—
Loan participations	—	—	—	—	—	—	—
Mortgage- and asset-backed securities	—	—	—	—	—	—	—
Mortgage dollar rolls	—	I	—	—	—	—	—
Municipal obligations	—	—	—	—	—	—	—
Pay-in-kind securities	—	—	—	—	—	—	—
Preferred stock	—	—	—	— J	—	— J	—

Statement of Additional Information – October 1, 2012	Page 11

Investment strategy	Alternative	Equity and Flexible	Funds-of-Funds – Equity and Fixed Income	Taxable Fixed Income	Taxable Money Market	Tax-Exempt Fixed Income	State Tax-Exempt Fixed Income
Real estate investment trusts	—	—	—	—	—	—	—
Repurchase agreements	—	—	—	—	—	—	—
Reverse repurchase agreements	—	—	—	—	—	—	—
Short sales	K	K	—	K	—	K	K
Sovereign debt	—	—	—	—	—	—	—
Structured investments	—	—	—	—	—	—	—
Swap agreements	—	—	—	—	—	—	—
Variable- or floating-rate securities	—	—	—	—	—	—	—
Warrants	—	—	—	—	—	—	—
When-issued securities and forward commitments	—	—	—	—	—	—	—
Zero-coupon and step-coupon securities	—	—	—	—	—	—	—

A.	The following funds are not authorized to invest in collateralized bond obligations: Columbia Multi-Advisor International Value, and Columbia Multi-Advisor Small Cap Value.

B.	The following fund is not authorized to invest in common stock: Columbia U.S. Government Mortgage.

C.	The following fund is not authorized to invest in convertible securities: Columbia Commodity Strategy.

D.	The following funds are not authorized to invest in convertible securities: Columbia U.S. Government Mortgage.

E.	While the fund is prohibited from investing in corporate bonds, it may invest in securities classified as corporate bonds if they meet the requirements of Rule 2a-7 of the 1940 Act.

F.	The following flexible fund is authorized to invest in floating rate loans: Columbia Strategic Allocation.

G.	The following flexible fund is authorized to invest in inverse floaters: Columbia Strategic Allocation.

H.	The following fund is not authorized to lend portfolio securities: Columbia Flexible Capital Income.

I.	The following flexible and equity funds are authorized to invest in mortgage dollar rolls: Columbia Strategic Allocation and Columbia Commodity Strategy.

J.	The following funds are not authorized to invest in preferred stock: Columbia AMT-Free Tax-Exempt Bond and Columbia U.S. Government Mortgage.

K.	The funds are not prohibited from engaging in short sales, however, each fund will seek Board approval prior to utilizing short sales as an active part of its investment strategy.

Statement of Additional Information – October 1, 2012	Page 12

Information Regarding Risks and Investment Strategies

RISKS

The following is a summary of risk characteristics. Following this summary is a description of certain investments and investment strategies and the risks most commonly associated with them (including certain risks not described below and, in some cases, a more comprehensive discussion of how the risks apply to a particular investment or principal investment strategy). A mutual fund’s risk profile is largely defined by the fund’s primary portfolio holdings and principal investment strategies. However, most mutual funds are allowed to use certain other strategies and investments that may have different risk characteristics. Accordingly, one or more of the following types of risk may be associated with a fund at any time (for a description of principal risks and investment strategies for an individual fund, please see that fund’s prospectus):

Active Management Risk. For a fund that is actively managed, its performance will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the fund’s investment objectives. Due to its active management, a fund could underperform other mutual funds with similar investment objectives and strategies.

Allocation Risk. For funds-of-funds, the risk that the investment manager’s evaluations regarding asset classes or underlying funds, and the fund’s allocations thereto, may be incorrect. There is no guarantee that the underlying funds will achieve their investment objectives. There is also a risk that the selected underlying funds’ performance may be lower than the performance of the asset class they were selected to represent or may be lower than the performance of alternative underlying funds that could have been selected to represent the asset class.

For funds that use an asset allocation strategy in pursuit of its investment objective, there is a risk that the fund’s allocation among asset classes or investments will cause the fund’s shares to lose value or cause the fund to underperform other funds with similar investment objectives, or that the investments themselves will not produce the returns expected.

Asset-Backed Securities Risk. The value of the fund’s investments in asset-backed securities may be affected by, among other things, changes in: interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements, or the market’s assessment of the quality of underlying assets. Asset-backed securities represent interests in, or are backed by, pools of receivables such as credit card, auto, student and home equity loans. They may also be backed, in turn, by securities backed by these types of loans and others, such as mortgage loans. Asset-backed securities can have a fixed or an adjustable rate. Most asset backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility. Rising or high interest rates tend to extend the duration of asset-backed securities, making them more volatile and more sensitive to changes in interest rates.

Asian Pacific Region Risk. Many of the countries in the Asian Pacific Region are developing both politically and economically, and may have relatively unstable governments and economies based on a limited number of commodities or industries. Securities markets in the Asian Pacific Region are smaller and have a lower trading volume than those in the United States, which may result in the securities of some companies in the Asian Pacific Region being less liquid than similar U.S. or other foreign securities. Some currencies in the Asian Pacific Region are more volatile than the U.S. dollar, and some countries in the Asian Pacific Region have restricted the flow of money in and out of the country. As a result, many of the risks detailed above under “Risks of Foreign Investing” may be more pronounced due to concentration of the Fund’s investments in the Asian Pacific Region.

Borrowing Risk. To the extent the fund borrows money for investment purposes, which is commonly referred to as “leveraging,” the fund’s exposure to fluctuations in the prices of its assets will be increased as compared to the fund’s exposure if the fund did not borrow. The fund’s borrowing activities will exaggerate any increase or decrease in the net asset value of the fund. In addition, the interest which the fund pays on borrowed money, together with any additional costs of maintaining a borrowing facility, are additional costs borne by the fund and could reduce or eliminate any net investment profits. Unless profits on assets acquired with borrowed money exceed the costs of borrowing, the use of borrowing will diminish the investment performance of the fund compared with what it would have been without borrowing. When the fund borrows money it must comply with certain asset coverage requirements, which at times may require the fund to dispose of some of its holdings, even though it may be disadvantageous to do so at the time.

Changing Distribution Levels Risk. The amount of the distributions paid by the fund generally depends on the amount of interest and/or dividends received by the fund on the securities it holds. The fund may not be able to pay distributions or may have to reduce its distribution level if the interest and/or dividends the fund receives from its investments decline.

Statement of Additional Information – October 1, 2012	Page 13

Commodity-Related Investment Risk. The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include weather, embargoes, tariffs, and economic health, political, international regulatory and other developments. Commodities investments may also subject the fund to liquidity risk and counterparty risk. Economic and other events (whether real or perceived) can reduce the demand for commodities, which may reduce market prices and cause the value of fund shares to fall. The frequency and magnitude of such changes cannot be predicted. Exposure to commodities and commodities markets may subject the fund to greater volatility than investments in traditional securities. No active trading market may exist for certain commodities investments, which may impair the ability of the fund to sell or to realize the full value of such investments in the event of the need to liquidate such investments. In addition, adverse market conditions may impair the liquidity of actively traded commodities investments. Certain types of commodities instruments (such as total return swaps and commodity-linked notes) are subject to the risk that the counterparty to the instrument will not perform or will be unable to perform in accordance with the terms of the instrument.

Common Stock Risk. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the fund. Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the fund has exposure. Common stock prices fluctuate for several reasons, including changes to investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting an issuer occurs. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Concentration Risk. Investments that are concentrated in a particular issuer, geographic region, or sector will make the fund’s portfolio value more susceptible to the events or conditions impacting the issuer, geographic region, or sector. Because of the fund’s concentration, the fund’s overall value may decline to a greater degree than if the fund held a less concentrated portfolio.

Confidential Information Access Risk. For funds investing in floating rate loans, the investment manager normally will seek to avoid the receipt of material, non-public information (Confidential Information) about the issuers of floating rate loans being considered for acquisition by the fund, or held in the fund. In many instances, issuers of floating rate loans offer to furnish Confidential Information to prospective purchasers or holders of the issuer’s floating rate loans to help potential investors assess the value of the loan. The investment manager’s decision not to receive Confidential Information from these issuers may disadvantage the fund as compared to other floating rate loan investors, and may adversely affect the price the fund pays for the loans it purchases, or the price at which the fund sells the loans. Further, in situations when holders of floating rate loans are asked, for example, to grant consents, waivers or amendments, the investment manager’s ability to assess the desirability of such consents, waivers or amendments may be compromised. For these and other reasons, it is possible that the investment manager’s decision under normal circumstances not to receive Confidential Information could adversely affect the fund’s performance.

Counterparty Risk. Counterparty risk is the risk that a counterparty to a financial instrument entered into by the fund or held by a special purpose or structured vehicle held by the fund becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceedings. The fund may obtain only limited recovery or may obtain no recovery in such circumstances. The fund will typically enter into financial instrument transactions with counterparties whose credit rating is investment grade, or, if unrated, determined to be of comparable quality by the investment manager.

Convertible Securities Risk. The fund may invest in convertible securities, which are subject to the usual risks associated with debt securities, such as Interest Rate Risk and Credit Risk (described herein). Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to Market Risk (described herein). Because the value of a convertible security can be influenced by both interest rates and market movements, a convertible security generally is not as sensitive to interest rates as a similar debt security, and generally will not vary in value in response to other factors to the same extent as the underlying common stock. In the event of a liquidation of the issuer, holders of convertible securities would typically be paid before the issuer’s common stockholders but after holders of any senior debt obligations of the issuer. The fund may be forced to convert a convertible security at an inopportune time, which may decrease the fund’s return.

Credit Risk. Credit risk is the risk that one or more fixed income securities in the fund’s portfolio will decline in price or fail to pay interest or repay principal when due because the issuer of the security experiences a decline in its financial status and is unable or unwilling to honor its obligations, including the payment of interest or the repayment of principal. Adverse conditions in the credit markets can adversely affect the broader global economy, including the credit quality of issuers of fixed income securities in which the fund may invest. Changes by nationally recognized statistical rating organizations in its rating of securities and in the ability of an issuer to make scheduled payments may also affect the value of the fund’s investments. To the extent the fund invests in below-investment grade securities, it will be exposed to a greater amount of credit risk than a fund which invests solely in investment grade securities. The prices of lower grade securities are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade securities. Fixed income securities of below investment grade quality are predominantly speculative

Statement of Additional Information – October 1, 2012	Page 14

with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default. If the fund purchases unrated securities, or if the rating of a security is reduced after purchase, the fund will depend on the investment manager’s analysis of credit risk more heavily than usual.

Currency Risk. The performance of the fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar, particularly if the fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar.

Derivatives Risk. A fund may invest in derivatives, including as part of its Principal Investment Strategies (see that section of the prospectus to determine which, if any, derivatives the Fund may utilize as “principal”) and/or its non-principal investment strategies. The Fund may enter into derivative transactions for, among other reasons, investment purposes, for risk management (hedging) purposes, or to increase investment flexibility. The Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligations under certain derivatives contracts. In the case of certain derivatives contracts that do not cash settle, for example, the Fund must set aside liquid assets equal to the full notional value of the derivatives contract while the positions are open. With respect to other derivatives contracts that do cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligation (i.e., the Fund’s daily net liability) under the contract, if any, rather than the full notional value. The Fund reserves the right to modify its asset segregation policies in the future, including to comply with any changes in positions from time to time articulated by the SEC or its staff regarding asset segregation. By setting aside assets equal to only its net obligations under certain cash-settled derivatives contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional amount of the contract.

Derivatives Risk/Commodity-Linked Futures Contracts Risk. The use of futures contracts is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. A futures contract is a sales contract between a buyer (holding the “long” position) and a seller (holding the “short” position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The liquidity of the futures markets depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. Moreover, to the extent the Fund engages in futures contracts on foreign exchanges, such exchanges may not provide the same protection as U.S. exchanges. The loss that may be incurred in entering into futures contracts may exceed the amount of the premium paid and may be potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value (NAV). Additionally, as a result of the low collateral deposits normally involved in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund. Investment in these instruments involve risks, including counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund) and pricing risk (i.e., the instrument may be difficult to value).

Derivatives Risk/Commodity-Linked Structured Notes Risk. The use of commodity-linked structured notes is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The Fund’s investments in commodity-linked structured notes involve substantial risks, including risk of loss of interest and principal, lack of a secondary (i.e. liquid) market, and risk of greater volatility than investments in traditional equity and debt markets.

If payment of interest on a commodity-linked structured note is linked to the value of a particular commodity, commodity index or other economic variable, the Fund might receive lower interest payments (or not receive any of the interest due) on its investments if there is a loss of value of the underlying investment. Further, to the extent that the amount of principal to be repaid upon maturity is linked to the value of a particular commodity, commodity index or other economic variable, the Fund might not receive a portion (or any) of the principal at maturity of the investment or upon earlier exchange. At any time, the risk of loss associated with a particular structured note in the Fund’s portfolio may be significantly higher than the value of the note.

A liquid secondary market may not exist for the commodity-linked structured notes held in the Fund’s portfolio, which may make it difficult for the notes to be sold at a price acceptable to the portfolio managers or to accurately value them. Investment in commodity-linked structured notes also subjects the Fund to counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument) and hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund).

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The value of the commodity-linked structured notes may fluctuate significantly because the values of the underlying investments to which they are linked are themselves volatile. Additionally, the particular terms of a commodity-linked structured note may create economic leverage by requiring payment by the issuer of an amount that is a multiple of the price increase or decrease of the underlying commodity, commodity index, or other economic variable. Economic leverage will increase the volatility of the value of these commodity-linked notes as they may increase or decrease in value more quickly than the underlying commodity, commodity index or other economic variable.

Derivatives Risk/Commodity-Linked Swaps Risk. The use of commodity-linked swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Commodity-linked swaps could result in losses if the underlying asset or reference does not perform as anticipated. The value of swaps, like many other derivatives, may move in unexpected ways and may result in losses for the Fund. Such transactions can have the potential for unlimited losses. Such risk is heightened in the case of short swap transactions. Swaps can involve greater risks than direct investment in the underlying asset, because swaps may be leveraged (creating leverage risk) and are subject to counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund), pricing risk (i.e., swaps may be difficult to value) and liquidity risk (i.e., may not be possible to liquidate a swap position at an advantageous time or price, which may result in significant losses).

Derivatives Risk/Credit Default Swaps Risk. The use of credit default swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. A credit default swap enables an investor to buy or sell protection against a credit event, such as an issuer’s failure to make timely payments of interest or principal, bankruptcy or restructuring. A credit default swap may be embedded within a structured note or other derivative instrument. The value of swaps, like many other derivatives, may move in unexpected ways and may result in losses for the Fund. Swaps can involve greater risks than direct investment in the underlying securities, because swaps, among other factors, may be leveraged and subject the Fund to counterparty risk (i.e., the counterparty to the instrument will not perform or be unable to perform in accordance with the terms of the instrument), hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund), pricing risk (i.e., swaps may be difficult to value) and liquidity risk (i.e., it may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses). If the Fund is selling credit protection, there is a risk that a credit event will occur and that the Fund will have to pay the counterparty. If the Fund is buying credit protection, there is a risk that no credit event will occur.

Derivatives Risk/Forward Contracts. A forward is a contract between two parties to buy or sell an asset at a specified future time at a price agreed today. Forwards are traded in the over-the-counter markets. The Fund may purchase forward contracts, including those on mortgage-backed securities in the “to be announced” (TBA) market. In the TBA market, the seller agrees to deliver the mortgage backed securities for an agreed upon price on an agreed upon date, but makes no guarantee as to which or how many securities are to be delivered. Investments in forward contracts subject the Fund to counterparty risk.

Derivatives Risk/Forward Foreign Currency Contracts Risk. The use of forward foreign currency contracts is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. These instruments are a type of derivative contract, whereby the Fund may agree to buy or sell a country’s or region’s currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. These instruments may fall in value due to foreign market downswings or foreign currency value fluctuations. The effectiveness of any currency hedging strategy by a Fund may be reduced by the Fund’s inability to precisely match forward contract amounts and the value of securities involved. Forward foreign currency contracts used for hedging may also limit any potential gain that might result from an increase or decrease in the value of the currency. When entering into forward foreign currency contracts, unanticipated changes in the currency markets could result in reduced performance for the Fund. At or prior to maturity of a forward contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been movement in forward contract prices. When the Fund converts its foreign currencies into U.S. dollars, it may incur currency conversion costs due to the spread between the prices at which it may buy and sell various currencies in the market. Investment in these instruments also subjects the Fund, among other factors, to counterparty risk (i.e., the counterparty to the instrument will not perform or be unable to perform in accordance with the terms of the instrument).

Derivatives Risk/Forward Interest Rate Agreements Risk. Under forward interest rate agreements, the buyer locks in an interest rate at a future settlement date. If the interest rate on the settlement date exceeds the lock rate, the buyer pays the seller the difference between the two rates (based on the notional value of the agreement). If the lock rate exceeds the interest rate on the settlement date, the seller pays the buyer the difference between the two rates (based on the notional value of the agreement). The Fund may act as a buyer or a seller. Investment in these instruments subjects the Fund to risks, including counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument),

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hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund) and interest rate risk (i.e., risk of losses attributable to changes in interest rates).

Derivatives Risk/Futures Contracts Risk. The use of futures contracts is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. A futures contract is a sales contract between a buyer (holding the “long” position) and a seller (holding the “short” position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The liquidity of the futures markets depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. Moreover, to the extent the Fund engages in futures contracts on foreign exchanges, such exchanges may not provide the same protection as U.S. exchanges. The loss that may be incurred in entering into futures contracts may exceed the amount of the premium paid and may be potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value (NAV). Additionally, as a result of the low collateral deposits normally involved in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund. Investment in these instruments involve risks, including counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund) and pricing risk (i.e., the instrument may be difficult to value).

Derivatives Risk/Interest Rate Swaps Risk. Interest rate swaps can be based on various measures of interest rates, including LIBOR, swap rates, treasury rates and other foreign interest rates. A swap agreement can increase or decrease the volatility of the Fund’s investments and its net asset value. The value of swaps, like many other derivatives, may move in unexpected ways and may result in losses for the Fund. Swaps can involve greater risks than direct investment in securities, because swaps may be leverage, and are, among other factors, subject to counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund), pricing risk (i.e., swaps may be difficult to value), liquidity risk (i.e., it may not be possible to liquidate a swap position at an advantageous time or price, which may result in significant losses) and interest rate risk (i.e., risk of losses attributable to changes in interest rates).

Derivatives Risk/Inverse Floaters Risk. Inverse floaters (or inverse variable or floating rate securities) are a type of derivative, long-term fixed income obligation with a variable or floating interest rate that moves in the opposite direction of short-term interest rates. As short-term interest rates go down, the holders of the inverse floaters receive more income and, as short-term interest rates go up, the holders of the inverse floaters receive less income. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer’s credit quality. While inverse floaters tend to provide more income than similar term and credit quality fixed-rate bonds, they also exhibit greater volatility in price movement. There is a risk that the current interest rate on variable and floating rate securities may not accurately reflect current market interest rates or adequately compensate the holder for the current creditworthiness of the issuer. Some variable or floating rate securities are structured with liquidity features and some may include market-dependent liquidity features that may present greater liquidity risk. Other risks associated with transactions in inverse floaters include interest rate risk (i.e., risk of losses attributable to changes in interest rates), counterparty risk (i.e., the risk that the issuer of a security may or will default or otherwise become unable, or perceived to be unable or unwilling, to honor a financial obligation, such as making payments when due) and hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund).

Derivatives Risk/Options Risk. The use of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The Fund may buy and sell call and put options, including options on currencies, interest rates and swap agreements (commonly referred to as swaptions). If the Fund sells a put option, there is a risk that the Fund may be required to buy the underlying asset at a disadvantageous price. If the Fund sells a call option, there is a risk that the Fund may be required to sell the underlying asset at a disadvantageous price, and if the call option sold is not covered (for example, by owning the underlying asset), the Fund’s losses are potentially unlimited. Options may be traded on a securities exchange or in the over-the-counter markets. These transactions involve other risks, including counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument) and hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund).

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Derivatives Risk/Portfolio Swaps and Total Return Swaps Risk. The use of portfolio swaps or total return swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In a swap transaction, one party agrees to pay the other party an amount equal to the total return of a defined underlying asset (such as an equity security or basket of such securities) or a non-asset reference (such as an index) during a specified period of time. In return, the other party would make periodic payments based on a fixed or variable interest rate or on the total return from a different underlying asset or non-asset reference. Portfolio swaps and equity swaps could result in losses if the underlying asset or reference does not perform as anticipated. The value of swaps, like many other derivatives, may move in unexpected ways and may result in losses for the Fund. Such transactions can have the potential for unlimited losses. Such risk is heightened in the case of short swap transactions. Swaps can involve greater risks than direct investment in the underlying asset, because swaps may be leveraged (creating leverage risk) and are subject to counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund), pricing risk (i.e., swaps may be difficult to value) and liquidity risk (i.e., may not be possible to liquidate a swap position at an advantageous time or price, which may result in significant losses).

Derivatives Risk/Swaps Risk. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In a swap transaction, one party agrees to pay the other party an amount equal to the return, based upon an agreed-upon notional value, of a defined underlying asset or a non-asset reference (such as an index) during a specified period of time. In return, the other party would make periodic payments based on a fixed or variable interest rate or on the return from a different underlying asset or non-asset reference based upon an agreed-upon notional value. Swaps could result in losses if the underlying asset or reference does not perform as anticipated. The value of swaps, like many other derivatives, may move in unexpected ways and may result in losses for the Fund. Such transactions can have the potential for unlimited losses. Such risk is heightened in the case of swap transactions involving short exposures. Swaps can involve greater risks than direct investment in the underlying asset, because swaps may be leveraged (creating leverage risk in that the Fund’s exposure and potential losses are greater than the amount invested) and are subject to counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund), pricing risk (i.e., swaps may be difficult to value) and liquidity risk (i.e., may not be possible to liquidate a swap position at an advantageous time or price, which may result in significant losses).

Derivatives Risk/Total Return Swaps Risk. The use of total return swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In a total return swap transaction, one party agrees to pay the other party an amount equal to the total return of a defined underlying asset (such as an equity security or basket of such securities) or a non-asset reference (such as an index) during a specified period of time. In return, the other party makes periodic payments based on a fixed or variable interest rate or on the total return from a different underlying asset or non-asset reference. Total return swaps could result in losses if the underlying asset or reference does not perform as anticipated. Such transactions can have the potential for unlimited losses. The value of swaps, like many other derivatives, may move in unexpected ways and may result in losses for the Fund. Swaps can involve greater risks than direct investment in securities, because swaps may be leveraged, are subject to counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund), pricing risk (i.e., may be difficult to value) and liquidity risk (i.e., it may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.

Derivatives Risk/Warrants Risk. Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights and they do not represent any rights in the assets of the issuer. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date. Warrants may be subject to the risk that the securities could lose value. There also is the risk that the potential exercise price may exceed the market price of the warrants or rights. Investment in these instruments also subject the Fund to liquidity risk (i.e., it may not be possible for the Fund to liquidate the instrument at an advantageous time or price, which may result in significant losses to the Fund).

Dividend and Income Risk. The income shareholders receive from the fund is based primarily on dividends and interest it earns from its investments as well as gains the fund receives from selling portfolio securities, each of which can vary widely over the short and long-term. The dividend income from an fund’s investments in equity securities will be influenced by both general economic activity and issuer-specific factors. In the event of a recession or adverse events affecting a specific industry or issuer, the issuers of the equity securities held by an fund’s may reduce the dividends paid on such securities.

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Dollar Rolls Risk. Dollar rolls are transactions in which the fund sells securities to a counterparty and simultaneously agrees to purchase those or similar securities in the future at a predetermined price. Dollar rolls involve the risk that the market value of the securities the fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. These transactions may also increase the fund’s portfolio turnover rate. If the fund reinvests the proceeds of the security sold, the fund will also be subject to the risk that the investments purchased with such proceeds will decline in value (a form of leverage risk).

Emerging Market Securities Risk. Securities issued by foreign governments or companies in emerging market countries are more likely to have greater exposure to the risks of investing in foreign securities that are described in Foreign Securities Risk. In addition, emerging market countries are more likely to experience instability resulting, for example, from rapid changes or developments in social, political and economic conditions. Their economies are usually less mature and their securities markets are typically less developed with more limited trading activity (i.e., lower trading volumes and less liquidity) than more developed countries. Emerging market securities tend to be more volatile than securities in more developed markets. Many emerging market countries are heavily dependent on international trade and have fewer trading partners, which makes them more sensitive to world commodity prices and economic downturns in other countries. Some emerging market countries have a higher risk of currency devaluations, and some of these countries may experience periods of high inflation or rapid changes in inflation rates and may have hostile relations with other countries.

Equity-Linked Notes Risk. Investments in ELNs have the potential to lead to significant losses because ELNs are subject to the market and volatility risks associated with their Underlying Equity, and to additional risks not typically associated with investments in listed equity securities, such as liquidity risk, credit risk of the issuer of the ELNs (or its broker-dealer affiliate, collectively referred to in this section as the “issuer”), and concentration risk. In general, an investor in an ELN, such as a Fund, has the same market risk as an investor in the Underlying Equity. The liquidity of an ELN that is not actively traded on an exchange is linked to the liquidity of the Underlying Equity.

The liquidity of unlisted ELNs is normally determined by the willingness of the issuer to make a market in the ELN. While the Fund will seek to purchase ELNs only from issuers that it believes to be willing to, and capable of, repurchasing the ELN at a reasonable price, there can be no assurance that the Fund will be able to sell any ELN at such a price or at all. This may impair the Fund’s ability to enter into other transactions at a time when doing so might be advantageous.

In addition, because ELNs are often unsecured notes of the issuer, the Fund would be subject to the credit risk of the issuer and the potential risk of being too concentrated in the securities (including ELNs) of that issuer. The Fund bears the risk that the issuer may default on its obligations under the ELN. In the event of insolvency of the issuer, the Fund will be unable to obtain the intended benefits of the ELN. Moreover, it may be difficult to obtain market quotations for purposes of valuing the Fund’s ELNs and computing the Fund’s net asset value.

Price movements of an ELN will likely differ significantly from price movements of the Underlying Equity, resulting in the risk of loss if the Fund’s portfolio managers are incorrect in their expectation of fluctuations in securities prices, interest rates or currency prices or other relevant features of an ELN.

Exchange-Traded Fund (ETF) Risk. An ETF’s share price may not track its specified market index (if any) and may trade below its net asset value. Certain ETFs use a “passive” investment strategy and will not attempt to take defensive positions in volatile or declining markets. Other ETFs in which the fund may invest are actively managed ETFs (i.e., they do not track a particular benchmark), which subjects the fund to active management risk. An active secondary market in an ETF’s shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance an ETF’s shares will continue to be listed on an active exchange. In addition, shareholders bear both their proportionate share of the fund’s expenses and similar expenses incurred through ownership of the ETF.

The funds generally expect to purchase shares of ETFs through broker-dealers in transactions on a securities exchange, and in such cases the funds will pay customary brokerage commissions for each purchase and sale. Shares of an ETF may also be acquired by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit, with the ETF’s custodian, in exchange for which the ETF will issue a quantity of new shares sometimes referred to as a “creation unit”. Similarly, shares of an ETF purchased on an exchange may be accumulated until they represent a creation unit, and the creation unit may redeemed in kind for a portfolio of the underlying securities (based on the ETF’s net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. The funds may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities (and any required cash) to purchase creation units. The funds’ ability to redeem creation units may be limited by the 1940 Act, which provides that ETFs will not be obligated to redeem shares held by the funds in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

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There is a risk that ETFs in which a fund invests may terminate due to extraordinary events. For example, any of the service providers to ETFs, such as the trustee or sponsor, may close or otherwise fail to perform their obligations to the ETF, and the ETF may not be able to find a substitute service provider. Also, ETFs may be dependent upon licenses to use the various indices as a basis for determining their compositions and/or otherwise to use certain trade names. If these licenses are terminated, the ETFs may also terminate. In addition, an ETF may terminate if its net assets fall below a certain amount.

Focused Portfolio Risk. The fund expects to invest in a limited number of companies. Accordingly, the fund may have more volatility and is considered to have more risk than a fund that invests in a greater number of companies because changes in the value of a single security may have a more significant effect, either negative or positive, on the fund’s net asset value. To the extent the Fund invests its assets in fewer securities, the fund is subject to greater risk of loss if any of those securities declines in price.

Foreign Currency Risk. The fund’s exposure to foreign currencies subjects the fund to constantly changing exchange rates and the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being sold forward. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and economic or political developments in the U.S. or abroad. As a result, the fund’s exposure to foreign currencies may reduce the returns of the fund. Trading of foreign currencies also includes the risk of clearing and settling trades which, if prices are volatile, may be difficult. The fund may also incur currency conversion costs when converting foreign currencies into U.S. dollars.

Foreign Securities Risk. Foreign securities are subject to special risks as compared to securities of U.S. issuers. For example, foreign markets can be extremely volatile. Foreign securities are primarily denominated in foreign currencies. Fluctuations in currency exchange rates may impact the value of foreign securities, without a change in the intrinsic value of those securities. Foreign securities may also be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial costs and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose withholding or other taxes on the Fund’s income and capital gain on foreign securities, which could reduce the Fund’s yield on such securities. Other risks include possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about companies; the impact of economic, political, social, diplomatic or other conditions or events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies; and local agents are held only to the standard of care of the local markets, which may be less reliable than the U.S. markets. It may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the level of risks.

Frequent Trading Risk. The portfolio managers may actively and frequently trade investments in the Fund’s portfolio to carry out its investment strategies. Frequent trading of investments increases the possibility that the Fund, as relevant, will realize taxable capital gains (including short-term capital gains, which are generally taxable to shareholders at higher rates than long-term capital gains for U.S. federal income tax purposes), which could reduce the Fund’s after-tax return. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund’s return. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

Frontier Market Risk. Frontier market countries generally have smaller economies and even less developed capital markets than traditional emerging market countries and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries. The magnification of risks are the result of: potential for extreme price volatility and illiquidity in frontier market countries; government ownership or control of parts of private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade; and the relatively new and unsettled securities laws in many frontier market countries.

Geographic Concentration Risk. The fund may be particularly susceptible to economic, political or regulatory events affecting companies and countries within the specific geographic region in which the fund invests. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the fund may be more volatile than a more geographically diversified fund.

For state-specific funds. Because state-specific tax-exempt funds invest primarily in the municipal securities issued by the state and political sub-divisions of the state, each fund will be particularly affected by political and economic changes, adverse conditions to an industry significant to the area and other developments in the state in which it invests. This

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vulnerability to factors affecting the state’s tax-exempt investments will be significantly greater than that of a more geographically diversified fund, which may result in greater losses and volatility. See Appendix B for details. The value of municipal securities owned by a fund also may be adversely affected by future changes in federal or state income tax laws.

In addition, because of the relatively small number of issuers of tax-exempt securities and because the state-specific funds may concentrate in a segment of the tax-exempt debt market, such as revenue bonds for health care facilities, housing or airports, the fund may invest a higher percentage of its assets in a single issuer and, therefore, be more exposed to the risk of loss by investing in a few issuers than a fund that invests more broadly. At times, the fund and other accounts managed by the investment manager may own all or most of the debt of a particular issuer. These investments may cause the value of a fund’s shares to change more than the values of other funds’ shares that invest in more diversified investments. This concentration of ownership may make it more difficult to sell, or to determine the fair value of, these investments. The yields on the securities in which the fund invests generally are dependent on a variety of factors, including the financial condition of the issuer or other obligor, the revenue source from which the debt service is payable, general economic and monetary conditions, conditions in the relevant market, the size of a particular issue, the maturity of the obligation, and the rating of the issue. Because many tax-exempt bonds may be revenue or general obligations of local governments or authorities, ratings on tax-exempt bonds may be different from the ratings given to the general obligation bonds of a particular state.

More information about state specific risks may be available from official state resources.

Growth Securities Risk. Because growth securities typically trade at a higher multiple of earnings than other types of securities, the market values of growth securities may be more sensitive to changes in current or expected earnings than the market values of other types of securities. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time.

Highly Leveraged Transactions Risk. The loans or other securities in which the fund invests may consist of transactions involving refinancings, recapitalizations, mergers and acquisitions, and other financings for general corporate purposes. These investments also may include senior obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code (commonly known as “debtor-in-possession” financings), provided that such senior obligations are determined by the fund’s portfolio managers upon their credit analysis to be a suitable investment by the fund. In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. Such business objectives may include but are not limited to: management’s taking over control of a company (leveraged buy-out); reorganizing the assets and liabilities of a company (leveraged recapitalization); or acquiring another company. Loans or securities that are part of highly leveraged transactions involve a greater risk (including default and bankruptcy) than other investments.

High-Yield Securities Risk. Non-investment grade fixed-income securities, commonly called “high-yield” or “junk” bonds, may react more to perceived changes in the ability of the issuing entity or obligor to pay interest and repay principal when due than to changes in interests rates. Non-investment grade securities have greater price fluctuations and are more likely to experience a default than investment grade fixed-income securities. High-yield securities are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

Impairment of Collateral Risk. The value of collateral, if any, securing a floating rate loan can decline, and may be insufficient to meet the borrower’s obligations or difficult to liquidate. In addition, the fund’s access to collateral may be limited by bankruptcy or other insolvency laws. Further, certain floating rate loans may not be fully collateralized and may decline in value.

Industry Concentration Risk. Investments that are concentrated in a particular industry will make the Fund’s portfolio value more susceptible to the events or conditions impacting that particular industry. Because the Fund may invest more than 25% of its total assets in money market instruments issued by banks, the value of these investments may be adversely affected by economic, political or regulatory developments in or that impact the banking industry.

Inflation-Protected Securities Risk. Inflation-protected debt securities tend to react to change in real interest rates. Real interest rates can be described as nominal interest rates minus the expected impact of inflation. In general, the price of an inflation-protected debt security falls when real interest rates rise, and rises when real interest rates fall. Interest payments on inflation-protected debt securities will vary as the principal and/or interest is adjusted for inflation and may be more volatile than interest paid on ordinary bonds. In periods of deflation, the fund may have no income at all. Income earned by a shareholder depends on the amount of principal invested and that principal cannot seek to grow with inflation unless the investor reinvests the portion of fund distributions that comes from inflation adjustments.

Infrastructure-Related Companies Risk. Investments in infrastructure-related securities have greater exposure to adverse economic, regulatory, political, legal, and other changes affecting the issuers of such securities. Infrastructure-related businesses are subject to a variety of factors that may adversely affect their business or operations including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects

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of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Additionally, infrastructure-related entities may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption and/or legal challenges due to environmental, operational or other mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards. There is also the risk that corruption may negatively affect publicly-funded infrastructure projects, especially in foreign markets, resulting in delays and cost overruns.

Initial Public Offering (IPO) Risk. IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. To the extent a fund determines to invest in IPOs it may not be able to invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available. The investment performance of a fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as a fund increases in size, the impact of IPOs on the fund’s performance will generally decrease. IPOs sold within 12 months of purchase will result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

Interest Rate Risk. The securities in the portfolio are subject to the risk of losses attributable to changes in interest rates. Interest rate risk is generally associated with bond prices: when interest rates rise, bond prices generally fall. In general, the longer the maturity or duration of a bond, the greater its sensitivity to changes in interest rates. Interest rate changes also may increase prepayments of debt obligations, which in turn, would increase prepayment risk.

Risks of Investing in Other Funds. The performance of affiliated or unaffiliated funds in which the fund invests could be adversely affected if other entities that invest in the same funds make relatively large investments or redemptions in such funds. Because the expenses and costs of a fund are shared by its investors, redemptions by other investors in the fund could result in decreased economies of scale and increased operating expenses for such fund. The fund and its shareholders indirectly bear a portion of the expenses of such funds in which the fund invests. These transactions might also result in higher brokerage, tax or other costs for the fund. This risk may be particularly important when one investor owns a substantial portion of another fund.

Additionally, the investment manager may have potential conflicts of interest in selecting underlying funds because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds. However, the investment manager is a fiduciary to the funds and is legally obligated to act in their best interest when selecting underlying funds.

Investing in Wholly-Owned Subsidiary Risk. By investing in one or more wholly-owned subsidiaries organized under the laws of the Cayman Islands (Subsidiary), the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The Subsidiary is subject to the same Principal Risk that the Fund is subject to (which are described in this prospectus). There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and, except as otherwise noted in this prospectus, is not subject to the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by Columbia Management, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. The Fund’s Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as sole shareholder of the Subsidiary. In managing the Subsidiary’s investment portfolio, Columbia Management will manage the Subsidiary’s portfolio in accordance with the Fund’s investment policies and restrictions. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the SAI and could adversely affect the Fund and its shareholders. For example, the Cayman Islands currently does not impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law were changed and the Subsidiary was required to pay Cayman Island taxes, the investment returns of the Fund would likely decrease.

Issuer Risk. An issuer, or the value of its securities, may perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

Leverage Risk. Leverage occurs when the fund increases its assets available for investment using borrowings, short sales, derivatives, or similar instruments or techniques. Due to the fact that short sales involve borrowing securities and then selling them, the fund’s short sales effectively leverage the fund’s assets. The use of leverage may make any change in the fund’s net asset value (“NAV”) even greater and thus result in increased volatility of returns. The fund’s assets that are used as collateral to secure the short sales may decrease in value while the short positions are outstanding, which may force the fund to use its other assets to increase the collateral. Leverage can also create an interest expense that may lower the fund’s overall returns. Lastly, there is no guarantee that a leveraging strategy will be successful.

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Liquidity Risk. The risk associated from a lack of marketability of securities which may make it difficult to sell at desirable prices in order to minimize loss. The Fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity.

Low and Below Investment Grade (High-Yield) Securities Risk. Securities with the lowest investment grade rating, securities rated below investment grade (commonly called “high-yield” or “junk” bonds) and unrated securities of comparable quality tend to be more sensitive to credit risk than higher-rated securities and may react more to perceived changes in the ability of the issuing entity or obligor to pay interest and principal when due than to changes in interest rates. These investments have greater price fluctuations and are more likely to experience a default than higher-rated securities. High-yield securities are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. These securities typically pay a premium – a higher interest rate or yield – because of the increased risk of loss, including default. These securities may require a greater degree of judgment to establish a price, may be difficult to sell at the time and price the Fund desires, may carry high transaction costs, and also are generally less liquid than higher-rated securities. The securities ratings provided by third party rating agencies are based on analyses by these ratings agencies of the credit quality of the securities and may not take into account every risk related to whether interest or principal will be timely repaid. In adverse economic and other circumstances, issuers of lower-rated securities are more likely to have difficulty making principal and interest payments than issuers of higher-rated securities.

Market Risk. The market value of investments may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of investments may fluctuate, sometimes rapidly and unpredictably. This risk is generally greater for small and mid-sized companies, which tend to be more vulnerable to adverse developments. In addition, focus on a particular style, for example, investment in growth or value securities, may cause the Fund to underperform other mutual funds if that style falls out of favor with the market.

Master Limited Partnership Risk. Investments in securities (units) of master limited partnerships involve risks that differ from an investment in common stock. Holders of the units of master limited partnerships have more limited control and limited rights to vote on matters affecting the partnership. There are also certain tax risks associated with an investment in units of master limited partnerships. In addition, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of a master limited partnership, including a conflict arising as a result of incentive distribution payments.

Money Market Fund Investment Risk. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. Although money market funds seek to preserve the value of investments at $1.00 per share, it is possible for the fund to lose money by investing in money market funds. In addition to the fees and expenses that the fund directly bears, the fund indirectly bears the fees and expenses of any money market funds in which it invests, including affiliated money market funds. To the extent these fees and expenses are expected to equal or exceed 0.01% of the fund’s average daily net assets, they will be reflected in the fund’s prospectus in the Annual Fund Operating Expenses set forth in the table under “Fees and Expenses of the fund.” By investing in a money market fund, the fund will be exposed to the investment risks of the money market fund in direct proportion to such investment. The money market fund may not achieve its investment objective. The fund, through its investment in the money market fund, may not achieve its investment objective. To the extent the fund invests in instruments such as derivatives, the fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from the fund’s investments in derivatives.

Money Market Fund Risk. An investment in the fund is not a bank deposit, and is not insured or guaranteed by the Investment Manager, the Investment Manager’s parent, the FDIC or any other government agency, and it is possible to lose money by investing in the fund. The fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in infrequent cases in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose money from their original investment. If the net asset value of fund shares were to fall below $1.00 per share, there is no guarantee that the Investment Manager or its affiliates would protect the fund or redeeming shareholders against a loss of principal by, for example, purchasing distressed securities from the fund, making capital infusions into or entering into a capital support agreement with the fund or taking other supportive actions.

At times of (i) significant redemption activity by shareholders (ii) insufficient levels of cash in the fund’s portfolio to satisfy redemption activity, and (iii) disruption in the normal operation of the markets in which the fund buys and sells portfolio securities, the fund could be forced to sell portfolio securities at unfavorable prices in order to generate sufficient cash to pay redeeming shareholders. Sales of portfolio securities at such times could result in losses to the fund and cause the net asset value of fund shares to fall below $1.00 per share. Additionally, in some cases, the default of a single portfolio security could cause the net asset value of fund shares to fall below $1.00 per share.

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It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing fund operating expenses and may prevent payment of any dividends or distributions to fund shareholders or cause the net asset value of fund shares to fall below $1.00 per share. In such cases, the fund may reduce or eliminate the payment of such dividends or distributions or seek to reduce certain of its operating expenses. There is no guarantee that such actions would enable the fund to maintain a constant net asset value of $1.00 per share.

Mortgage-Related and Other Asset-Backed Securities Risk. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a fund holds mortgage-related securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner.

Multi-Adviser Risk. For a fund that has multiple subadvisers, each subadviser makes investment decisions independently from the other subadviser(s). It is possible that the security selection process of one subadviser will not complement or may even contradict that of the other subadviser(s), including makings off-setting trades that have no net effect to the fund, but which may increase fund expenses. As a result, the fund’s exposure to a given security, industry, sector or market capitalization could be smaller or larger than if the fund were managed by a single subadviser, which could affect the fund’s performance.

Municipal Securities Risk. The value of a municipal security may be affected by legislative or administrative actions as well as by the economics of the region where the issuer of the municipal security is located. For example, a significant restructuring of federal income tax rates could cause municipal security prices to fall. Lower income tax rates could reduce the advantage of owning municipal securities.

Non-Diversification Risk. A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund. Because each investment has a greater effect on the fund’s performance, the fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly.

Portfolio Trading and Turnover Risks. Portfolio trading may be undertaken to accomplish the investment objectives of the funds in relation to actual and anticipated movements in interest rates, securities markets and for other reasons. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what the investment manager believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain securities may cause a temporarily low price for such security, as compared with other securities of like quality and characteristics. A fund may also engage in short-term trading consistent with its investment objectives. Securities may be sold in anticipation of a market decline or purchased in anticipation of a market rise and later sold, or to recognize a gain.

A change in the securities held by a fund is known as “portfolio turnover.” The portfolio managers may actively and frequently trade securities in the fund’s portfolio to carry out its investment strategies. The use of certain derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for a fund. High portfolio turnover may involve correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Trading in debt obligations does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. The higher the rate of portfolio turnover of the fund, the higher the transaction costs borne by the fund generally will be. Transactions in the fund’s portfolio securities may result in realization of taxable capital gains (including short-term capital gains which are generally taxed to stockholders at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the fund’s performance.

Preferred Stock Risk. Preferred stock is a type of stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights. The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades. The most significant risks associated with investments in preferred stock include Issuer Risk and Market Risk.

Prepayment and Extension Risk. The risk that a loan, bond or other security might be called, or otherwise converted, prepaid, or redeemed, before maturity. This risk is primarily associated with asset-backed securities, including mortgage- backed securities. If a loan or security is converted, prepaid, or redeemed before maturity, particularly during a time of declining interest rates, the portfolio managers may not be able to reinvest in securities providing as high a level of income, resulting in a reduced yield to the fund. Conversely, as interest rates rise, the likelihood of prepayment decreases. The portfolio managers may be unable to capitalize on securities with higher interest rates because the Fund’s investments are locked in at a lower rate for a longer period of time.

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Quantitative Model Risk. Securities or other instruments selected using quantitative methods may perform differently from the market as a whole as a result of the factors used in the quantitative method, the weight placed on each factor, and changes in the factors’ historical trends. The quantitative methodology employed by the investment manager has been extensively tested using historical securities market data, but has only recently begun to be used to manage the funds. There can be no assurance that the methodology will enable the fund to achieve its objective.

Real Estate-related Investment Risk. Investment in real estate investment trusts (REITs) and in securities of other companies (wherever organized) principally engaged in the real estate industry subjects the Fund, among other risks, risks similar to those of direct investments in real estate and the real estate industry in general, including risks related to general and local economic conditions, possible lack of availability of financing and changes in interest rates or property values. REITs are entities that either own properties or make construction or mortgage loans, and also may include operating or finance companies. The value of REIT shares is affected by, among other factors, changes in the value of the underlying properties owned by the REIT, by changes in the prospect for earnings and/or cash flow growth of the REIT itself, defaults by borrowers or tenants, market saturation, decreases in market rates for rents, and other economic, political, or regulatory matters affecting the real estate industry, including REITs. REITs and similar non-U.S. entities depend upon specialized management skills, may have limited financial resources, may have less trading volume in their securities, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs are also subject to the risk of failing to qualify for tax-free pass-through of income. Some REITs (especially mortgage REITs) are affected by risks similar to those associated with investments in debt securities including changes in interest rates and the quality of credit extended. Because the value of REITs and other real estate-related companies may fluctuate widely in response to changes in factors affecting the real estate markets, the value of an investment in the Fund may be more volatile than the value of an investment in a fund that is invested in a more diverse range of market sectors.

Redemption Risk. The fund may need to sell portfolio securities to meet redemption requests. The fund could experience a loss when selling portfolio securities to meet redemption requests if there is (i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of fund shares, (ii) a disruption in the normal operation of the markets in which the fund buys and sells portfolio securities or (iii) the inability of the fund to sell portfolio securities because such securities are illiquid. In such events, the fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The fund may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations.

Regulatory Risk. Changes in government regulations may adversely affect the value of a security held by the fund. In addition, the Securities and Exchange Commission (SEC) has adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the fund. The SEC or the Congress may adopt additional reforms to money market regulation, which may impact the operation or performance of the fund.

Regulatory Risk — Commodity Futures Trading Commission. The fund intends to comply with Rule 4.5 of the Commodity Futures Trading Commission (CFTC), pursuant to which registered investment companies are exempt from the definition of the term “commodity pool operator,” and thus, not subject to regulation by the CFTC. However, the CFTC recently proposed significant changes in the way in which registered investment companies that invest in commodities markets are regulated. To the extent these proposals are adopted, the fund may be compelled to consider significant changes, which could include substantially altering its investment strategies (e.g., reducing substantially the fund’s exposure to the commodities markets) or, if deemed necessary, liquidating the fund.

Reinvestment Risk. The risk that an investor will not be able to reinvest income or principal at the same rate it currently is earning.

Retirement Goal Risk. For Retirement Plus Funds, the investor may have different needs than the quantitative model anticipates.

Rule 144A Securities Risk. Certain of the funds may invest significantly in privately placed securities that have not been registered for sale under the Securities Act of 1933 pursuant to Rule 144A (“Rule 144A securities”), which are determined to be liquid in accordance with procedures adopted by the Board. However, an insufficient number of qualified institutional buyers interested in purchasing Rule 144A securities could affect adversely the marketability of such securities and the fund might be unable to dispose of such securities promptly or at reasonable prices. Accordingly, even if determined to be liquid, a fund’s holdings of Rule 144A securities may increase the level of fund illiquidity if eligible buyers become uninterested in buying them. A fund may also have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Additionally, the purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Sector Risk. Investments that are concentrated in a particular issuer, geographic region, industry or sector will be more susceptible to the financial market or economical conditions or events affecting the particular issuer, geographic region, industry or sector. The more a fund diversifies its investments, the more it spreads risk and potentially reduces the risks of loss and volatility.

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Short Positions Risk. The Fund may establish short positions which introduce more risk to the Fund than long positions (where the Fund owns the instrument) because the maximum sustainable loss on an instrument purchased (held long) is limited to the amount paid for the instrument plus the transaction costs, whereas there is no maximum price of the shorted instrument when purchased in the open market. Therefore, in theory, short positions have unlimited risk. The Fund’s use of short positions in effect “leverages” the Fund. Leverage potentially exposes the Fund to greater risks of loss due to unanticipated market movements, which may magnify losses and increase the volatility of returns. To the extent the Fund takes a short position in a derivative instrument, this involves the risk of a potentially unlimited increase in the value of the underlying instrument.

Small and Medium Capitalization Company Risk. Investments in small and medium capitalization companies often involve greater risks than investments in larger, more established companies because small and medium capitalization companies may lack the management experience, financial resources, product diversification, experience, and competitive strengths of larger capitalization companies. Additionally, in many instances the securities of small and medium capitalization companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less and may be more volatile than is typical of larger capitalization companies.

Sovereign Debt Risk. A sovereign debtor’s willingness or ability to repay principal and pay interest, including in a timely manner, may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis that led to defaults and the restructuring of certain indebtedness.

The largest risks associated with sovereign debt include Credit Risk and Risk of Foreign/Emerging Markets Investing.

Special Situations Risk. Securities of companies that are involved in an initial public offering or a major corporate event, such as a business consolidation or restructuring, may present special risk because of the high degree of uncertainty that can be associated with such events. Securities issued in initial public offerings often are issued by companies that are in the early stages of development, have a history of little or no revenues and may operate at a loss following the offering. It is possible that there will be no active trading market for the securities after the offering, and that the market price of the securities may be subject to significant and unpredictable fluctuations. Investing in special situations may have a magnified effect on the performance of underlying funds with small amounts of assets.

Tax Risk. As a regulated investment company, a fund must derive at least 90% of its gross income for each taxable year from sources treated as “qualifying income” under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). The fund currently intends to take positions in forward currency contracts with notional value up to the fund’s total net assets. Although foreign currency gains currently constitute “qualifying income” the Treasury Department has the authority to issue regulations excluding from the definition of “qualifying income” a fund’s foreign currency gains not “directly related” to its “principal business” of investing in stocks or securities (or options and futures with respect thereto). Such regulations might treat gains from some of the fund’s foreign currency-denominated positions as not “qualifying income” and there is a remote possibility that such regulations might be applied retroactively, in which case, the fund might not qualify as a regulated investment company for one or more years. In the event the Treasury Department issues such regulations, the fund’s Board of Trustees may authorize a significant change in investment strategy or fund liquidation.

For funds that invest in a Subsidiary, certain commodity-linked investments generate or may generate income that is not “qualifying income” for purposes of meeting this 90% test. The Internal Revenue Service (the IRS) has issued a number of private letter rulings (PLRs) to mutual funds unaffiliated with the Fund that indicate that certain income from a fund’s investment in a controlled foreign corporation, like the Subsidiary, will constitute “qualifying income” for purposes of Subchapter M of the Code. The IRS has suspended issuance of further PLRs addressing these matters pending a review of its position. Although PLRs may not be used or cited as precedent, the Fund has structured its investment in commodity-linked investments (which are made through the Subsidiary) based on the reasoning of the PLRs issued to other funds and generally intends to gain exposure to the commodities markets through investments that give rise to “qualifying income”, by investing indirectly through its investments in the Subsidiary, which, in turn, invests directly in commodities or commodity-linked instruments. If the IRS were to change its position taken in existing PLRs (which change in position may be applied retroactively to the Fund), the income from the Fund’s investment in the Subsidiary might not be “qualifying income” and the Fund might not qualify as a regulated investment company for one or more years. The Fund must also meet certain asset diversification requirements in order to qualify as a regulated investment company, including investing no more than 25% of its total assets in the Subsidiary as of the end of each quarter of its taxable year. If the Fund does not appropriately limit its commodity-linked investments, including through its investments in the Subsidiary, or if such investments are recharacterized

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for U.S. federal income tax purposes, the Fund may be unable to qualify as a regulated investment company for one or more years. If the Fund were to fail to so qualify, the value of an investment in the Fund and the favorable tax treatment of contracts funded by the Fund would be adversely affected. In this event, the Fund’s Board may authorize a significant change in the Fund’s investment strategy and/or the Fund’s liquidation.

Technology and Technology-Related Investment Risks. The market prices of technology and technology-related stocks tend to exhibit a greater degree of market risk and price volatility than other types of investments. These stocks may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. These stocks also may be affected adversely by changes in technology, consumer and business purchasing patterns, government regulation and/or obsolete products or services. In addition, a rising interest rate environment tends to negatively affect technology and technology-related companies. In such an environment, those companies with high market valuations may appear less attractive to investors, which may cause sharp decreases in the companies’ market prices. Further, those technology or technology-related companies seeking to finance their expansion would have increased borrowing costs, which may negatively impact their earnings. As a result, these factors may negatively affect the performance of the fund. Finally, the fund may be susceptible to factors affecting the technology and technology-related industries. Technology and technology-related companies are often smaller and less experienced companies and may be subject to greater risks than larger companies, such as limited product lines, markets and financial and managerial resources. These risks may be heightened for technology companies in foreign markets.

Underlying Fund Selection Risk. For funds-of-funds, the risk that the selected underlying funds’ performance may be lower than the performance of the asset class they were selected to represent or may be lower than the performance of alternative underlying funds that could have been selected to represent the investment category.

U.S. Government Obligations Risk. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Securities guaranteed by the Federal Deposit Insurance Corporation under its Temporary Liquidity Guarantee Program (TLGP) are subject to certain risks, including whether such securities will continue to trade in line with recent experience in relation to treasury and government agency securities in terms of yield spread and the volatility of such spread, as well as uncertainty as to how such securities will trade in the secondary market and whether that market will be liquid or illiquid. The TLGP program is subject to change.

Value Securities Risk. Value-oriented securities involve the risk that they may never reach what the portfolio managers believe is their full market value either because the market fails to recognize the stock’s intrinsic worth or the portfolio managers misgauged that worth. They also may decline in price, even though in theory they are already undervalued. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund’s performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing growth stocks).

INVESTMENT STRATEGIES

The following information supplements the discussion of each fund’s investment objectives, policies, and strategies that are described in the prospectus and in this SAI. The following describes strategies that many mutual funds use and types of securities that they purchase. Please refer to the table titled Investment Strategies and Types of Investments to see which are applicable to various categories of funds.

Borrowing

If the fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage. Under the 1940 Act, the fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the fund’s holdings may be disadvantageous from an investment standpoint. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the fund’s NAV, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

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Although one or more of the other risks described in this SAI may apply, the largest risks associated with borrowing include: Inflation Risk.

Cash/Money Market Instruments

Cash-equivalent investments include short-term U.S. and Canadian government securities and negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers’ acceptances, and letters of credit of banks or savings and loan associations having capital, surplus, and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. A fund also may purchase short-term notes and obligations of U.S. and foreign banks and corporations and may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial banks. (See also Commercial Paper, Debt Obligations, Repurchase Agreements, and Variable- or Floating-Rate Securities.) These types of instruments generally offer low rates of return and subject a fund to certain costs and expenses. See Appendix A for a discussion of securities ratings.

Bankers’ acceptances are marketable short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed “accepted” when a bank guarantees their payment at maturity.

Bank certificates of deposit are certificates issued against funds deposited in a bank (including eligible foreign branches of U.S. banks), are for a definite period of time, earn a specified rate of return and are normally negotiable.

A fund may invest its daily cash balance in Columbia Short-Term Cash Fund, a money market fund established for the exclusive use of the funds in the Fund Family and other institutional clients of Columbia Management.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with cash/money market instruments include: Credit Risk and Inflation Risk.

Collateralized Bond Obligations

Collateralized bond obligations (CBOs) are investment grade bonds backed by a pool of bonds, which may include junk bonds. CBOs are similar in concept to collateralized mortgage obligations (CMOs), but differ in that CBOs represent different degrees of credit quality rather than different maturities. (See also Mortgage- and Asset-Backed Securities.) Underwriters of CBOs package a large and diversified pool of high-risk, high-yield junk bonds, which is then separated into “tiers.” Typically, the first tier represents the higher quality collateral and pays the lowest interest rate; the second tier is backed by riskier bonds and pays a higher rate; the third tier represents the lowest credit quality and instead of receiving a fixed interest rate receives the residual interest payments — money that is left over after the higher tiers have been paid. CBOs, like CMOs, are substantially overcollateralized and this, plus the diversification of the pool backing them, may earn certain of the tiers investment-grade bond ratings. Holders of third-tier CBOs stand to earn high yields or less money depending on the rate of defaults in the collateral pool. (See also High-Yield Debt Securities (Junk Bonds).)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with CBOs include: Credit Risk, Interest Rate Risk and Prepayment and Extension Risk.

Commercial Paper

Commercial paper is a short-term debt obligation with a maturity ranging from 2 to 270 days issued by banks, corporations, and other borrowers. It is sold to investors with temporary idle cash as a way to increase returns on a short-term basis. These instruments are generally unsecured, which increases the credit risk associated with this type of investment. (See also Debt Obligations and Illiquid and Restricted Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with commercial paper include: Credit Risk and Liquidity Risk.

Common Stock

Common stock represents units of ownership in a corporation. Owners typically are entitled to vote on the selection of directors and other important matters as well as to receive dividends on their holdings. In the event that a corporation is liquidated, the claims of secured and unsecured creditors and owners of bonds and preferred stock take precedence over the claims of those who own common stock.

The price of common stock is generally determined by corporate earnings, type of products or services offered, projected growth rates, experience of management, liquidity, and general market conditions.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with common stock include: Issuer Risk, Market Risk, and Small and Mid-Sized Company Risk.

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Convertible Securities

Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into common, preferred or other securities of the same or a different issuer within a particular period of time at a specified price. Some convertible securities, such as preferred equity-redemption cumulative stock (PERCs), have mandatory conversion features. Others are voluntary. A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with convertible securities include: Interest Rate Risk, Issuer Risk, Market Risk, Prepayment and Extension Risk, and Reinvestment Risk.

Corporate Bonds

Corporate bonds are debt obligations issued by private corporations, as distinct from bonds issued by a government or its agencies or a municipality. Corporate bonds typically have four distinguishing features: (1) they are taxable; (2) they have a par value of $1,000; (3) they have a term maturity, which means they come due all at once; and (4) many are traded on major exchanges. Corporate bonds are subject to the same concerns as other debt obligations. (See also Debt Obligations and High-Yield Debt Securities (Junk Bonds).) Corporate bonds may be either secured or unsecured. Unsecured corporate bonds are generally referred to as “debentures.” See Appendix A for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with corporate bonds include: Credit Risk, Interest Rate Risk, Issuer Risk, Prepayment and Extension Risk, and Reinvestment Risk.

Debt Obligations

Many different types of debt obligations exist (for example, bills, bonds, or notes). Issuers of debt obligations have a contractual obligation to pay interest at a fixed, variable or floating rate on specified dates and to repay principal on a specified maturity date. Certain debt obligations (usually intermediate- and long-term bonds) have provisions that allow the issuer to redeem or “call” a bond before its maturity. Issuers are most likely to call these securities during periods of falling interest rates. When this happens, an investor may have to replace these securities with lower yielding securities, which could result in a lower return.

The market value of debt obligations is affected primarily by changes in prevailing interest rates and the issuers perceived ability to repay the debt. The market value of a debt obligation generally reacts inversely to interest rate changes. When prevailing interest rates decline, the price usually rises, and when prevailing interest rates rise, the price usually declines.

In general, the longer the maturity of a debt obligation, the higher its yield and the greater the sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability.

As noted, the values of debt obligations also may be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the quality rating of a security, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings. (See also Agency and Government Securities, Corporate Bonds, and High-Yield Debt Securities (Junk Bonds).)

Generally, debt obligations that are investment grade are those that have been rated in one of the top four credit quality categories by two out of the three independent rating agencies. In the event that a debt obligation has been rated by only two agencies, the most conservative, or lower, rating must be in one of the top four credit quality categories in order for the security to be considered investment grade. If only one agency has rated the debt obligation, that rating must be in one of the

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top four credit quality categories for the security to be considered investment grade. See Appendix A for a discussion of securities ratings.

All ratings limitations are applied at the time of purchase. Subsequent to purchase, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by a fund. Neither event will require the sale of such a security, but it will be a factor in considering whether to continue to hold the security.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with debt obligations include: Credit Risk, Interest Rate Risk, Issuer Risk, Prepayment and Extension Risk, and Reinvestment Risk.

Depositary Receipts

Some foreign securities are traded in the form of American Depositary Receipts (ADRs). ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Generally, depositary receipts in registered form are designed for use in the U.S. and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary receipts involve the risks associated with the investments in underlying foreign securities. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications. (See also Common Stock and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with depositary receipts include: Foreign/Emerging Markets Risk, Issuer Risk, and Market Risk.

Derivative Instruments

Derivative instruments are commonly defined to include securities or contracts whose values depend, in whole or in part, on (or “derive” from) the value of one or more other assets, such as securities, currencies, or commodities.

A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Such instruments may be used to maintain cash reserves while remaining fully invested, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns. Derivative instruments are characterized by requiring little or no initial payment. Their value changes daily based on a security, a currency, a group of securities or currencies, an index or some other underlying instrument. A small change in the value of the underlying security, currency, index or instrument can cause a sizable percentage gain or loss in the price of the derivative instrument.

Options and forward contracts are considered to be the basic “building blocks” of derivatives. For example, forward-based derivatives include forward contracts, swap contracts, and exchange-traded futures. Forward-based derivatives are sometimes referred to generically as “futures contracts.” Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps, floors, collars, and options on futures) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or futures in different ways, and by applying these structures to a wide range of underlying assets.

Options. An option is a contract. A person who buys a call option for a security has the right to buy the security at a set price for the length of the contract. A person who sells a call option is called a writer. The writer of a call option agrees for the length of the contract to sell the security at the set price when the buyer wants to exercise the option, no matter what the market price of the security is at that time. A person who buys a put option has the right to sell a security at a set price for the length of the contract. A person who writes a put option agrees to buy the security at the set price if the purchaser wants to exercise the option during the length of the contract, no matter what the market price of the security is at that time. An option is covered if the writer owns the security (in the case of a call) or sets aside the cash or securities of equivalent value (in the case of a put) that would be required upon exercise.

The price paid by the buyer for an option is called a premium. In addition to the premium, the buyer generally pays a broker a commission. The writer receives a premium, less another commission, at the time the option is written. The premium received by the writer is retained whether or not the option is exercised. A writer of a call option may have to sell the security for a below-market price if the market price rises above the exercise price. A writer of a put option may have to pay an above-market price for the security if its market price decreases below the exercise price.

When an option is purchased, the buyer pays a premium and a commission. It then pays a second commission on the purchase or sale of the underlying security if the option is exercised. For record keeping and tax purposes, the price obtained on the sale of the underlying security is the combination of the exercise price, the premium, and both commissions.

One of the risks an investor assumes when it buys an option is the loss of the premium. To be beneficial to the investor, the price of the underlying security must change within the time set by the option contract. Furthermore, the change must be sufficient to cover the premium paid, the commissions paid both in the acquisition of the option and in a closing transaction or in the exercise of the

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option and sale (in the case of a call) or purchase (in the case of a put) of the underlying security. Even then, the price change in the underlying security does not ensure a profit since prices in the option market may not reflect such a change.

Options on many securities are listed on options exchanges. If a fund writes listed options, it will follow the rules of the options exchange. Options are valued at the close of the New York Stock Exchange. An option listed on a national exchange, Chicago Board Options Exchange, or NASDAQ will be valued at the mean of the last bid and ask prices.

Options on certain securities are not actively traded on any exchange, but may be entered into directly with a dealer. These options may be more difficult to close. If an investor is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call written by the investor expires or is exercised.

Futures Contracts. A futures contract is a sales contract between a buyer (holding the “long” position) and a seller (holding the “short” position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. Many futures contracts trade in a manner similar to the way a stock trades on a stock exchange and the commodity exchanges.

Generally, a futures contract is terminated by entering into an offsetting transaction. An offsetting transaction is effected by an investor taking an opposite position. At the time a futures contract is made, a good faith deposit called initial margin is set up. Daily thereafter, the futures contract is valued and the payment of variation margin is required so that each day a buyer would pay out cash in an amount equal to any decline in the contract’s value or receive cash equal to any increase. At the time a futures contract is closed out, a nominal commission is paid, which is generally lower than the commission on a comparable transaction in the cash market.

Futures contracts may be based on various securities, securities indexes (such as the S&P 500 Index), foreign currencies and other financial instruments and indexes.

A fund may engage in futures and related options transactions to produce incremental earnings, to hedge existing positions, and to increase flexibility. The fund intends to comply with Rule 4.5 of the Commodity Futures Trading Commission (CFTC), under which a mutual fund is exempt from the definition of a “commodity pool operator.” The fund, therefore, is not subject to registration or regulation as a commodity pool operator, meaning that the fund may invest in futures contracts without registering with the CFTC.

Options on Futures Contracts. Options on futures contracts give the holder a right to buy or sell futures contracts in the future. Unlike a futures contract, which requires the parties to the contract to buy and sell a security on a set date (some futures are settled in cash), an option on a futures contract merely entitles its holder to decide on or before a future date (within nine months of the date of issue) whether to enter into a contract. If the holder decides not to enter into the contract, all that is lost is the amount (premium) paid for the option. Further, because the value of the option is fixed at the point of sale, there are no daily payments of cash to reflect the change in the value of the underlying contract. However, since an option gives the buyer the right to enter into a contract at a set price for a fixed period of time, its value does change daily.

One of the risks in buying an option on a futures contract is the loss of the premium paid for the option. The risk involved in writing options on futures contracts an investor owns, or on securities held in its portfolio, is that there could be an increase in the market value of these contracts or securities. If that occurred, the option would be exercised and the asset sold at a lower price than the cash market price. To some extent, the risk of not realizing a gain could be reduced by entering into a closing transaction. An investor could enter into a closing transaction by purchasing an option with the same terms as the one previously sold. The cost to close the option and terminate the investor’s obligation, however, might still result in a loss. Further, the investor might not be able to close the option because of insufficient activity in the options market. Purchasing options also limits the use of monies that might otherwise be available for long-term investments.

Options on Indexes. Options on indexes are securities traded on national securities exchanges. An option on an index is similar to an option on a futures contract except all settlements are in cash. A fund exercising a put, for example, would receive the difference between the exercise price and the current index level. Options may also be traded with respect to other types of indexes, such as options on indexes of commodities futures.

Commodity-Linked Futures Contracts

Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument, asset or currency at a future time at a specified price. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin, as described below. A futures contract generally obligates the purchaser to take delivery from the seller the specific type of financial instrument or commodity underlying the contract at a specific future time for a set price. The purchase of a futures contract enables a fund, during the term of the contract, to lock in the price at which it may purchase a security, currency or commodity and protect against a rise in prices pending the purchase of portfolio investments. A futures contract generally obligates the seller to deliver to the buyer the specific type of financial instrument underlying the contract at a specific future time for a set price. The sale of a

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futures contract enables a fund to lock in a price at which it may sell a security, currency or commodity and protect against declines in the value of portfolio investments. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument.

A fund can hold a portion of its investments in commodity-linked futures contracts. Commodity-linked futures contracts are traded on futures exchanges. These futures exchanges offer a central marketplace in which to transact futures contracts, a clearing corporation to process trades, a standardization of expiration dates and contract sizes, and the availability of a secondary market. Futures markets also specify the terms and conditions of delivery as well as the maximum permissible price movement during a trading session. Additionally, the commodity futures exchanges may have position limit rules that limit the amount of futures contracts that any one party may hold in a particular commodity at any point in time. These position limit rules are designed to prevent any one participant from controlling a significant portion of the market.

Commodity-linked futures contracts are generally based upon commodities within five main commodity groups: (1) energy, which includes, among others, crude oil, brent crude oil, gas oil, natural gas, gasoline and heating oil; (2) livestock, which includes, among others, feeder cattle, live cattle and hogs; (3) agriculture, which includes, among others, wheat (Kansas wheat and Chicago wheat), corn, soybeans, cotton, coffee, sugar and cocoa; (4) industrial metals, which includes, among others, aluminum, copper, lead, nickel and zinc; and (5) precious metals, which includes, among others, gold and silver. A fund may purchase commodity futures contracts, options on futures contracts and options and futures on commodity indices with respect to these five main commodity groups and the individual commodities within each group, as well as other types of commodities.

The purchase or sale of a futures contract by a fund differs from the purchase or sale of a security or option in that no price or premium is paid or received. Rather, upon entering into a futures transaction for contracts that cash settle, the fund will be required, as security for its obligations under the contract, to deposit with the futures commission merchant (the “futures broker”) an initial margin payment, consisting of cash, U.S. Government securities or other liquid assets typically ranging from approximately less than 1% to 15% of the contract amount. The initial margin is set by the exchange on which the futures contract is traded and may, from time to time, be modified. In addition, the futures broker may establish margin deposit requirements in excess of those required by the exchange. Initial margin payments will be deposited with the fund’s custodian bank in an account registered in the futures broker’s name. However, the futures broker can gain access to that account only under specified conditions. The margin deposits made are marked to market daily and a fund may be required to make subsequent deposits of cash, U.S. Government securities or other liquid assets, called “variation margin” or “maintenance margin,” which reflects the price fluctuations of the futures contract. By setting aside assets equal to only its net obligations under cash-settled futures contracts, a fund will have the ability to employ leverage to a greater extent than if a fund were required to segregate assets equal to the full notional amount of the futures contract. Notwithstanding the foregoing, with respect to futures contracts that do not cash settle, a fund may be required to set aside liquid assets equal to the full notional value of the futures contract while the position is open.

Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. In particular, commodity futures contracts normally specify a certain date for the delivery of the underlying physical commodity. In order to avoid the delivery process and maintain a long futures position, futures contracts are typically replaced as they approach expiration by contracts that have a later expiration. This process is known as “rolling” a futures position. As a result, the fund does not expect to engage in physical settlement of commodities futures.

The loss that may be incurred by a fund in entering into futures contracts is potentially unlimited and may exceed the amount of the premium. Futures markets are highly volatile and the use of futures may increase the volatility of the fund’s net asset value (NAV). Additionally, as a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the fund.

The price of a commodity futures contract will reflect the storage costs of purchasing the physical commodity. These storage costs include the time value of money invested in the physical commodity plus the actual costs of storing the commodity less any benefits from ownership of the physical commodity that are not obtained by the holder of a futures contract (this is sometimes referred to as the “convenience yield”). To the extent that these storage costs change for an underlying commodity while a fund is long futures contracts on that commodity, the value of the futures contract may change proportionately.

In the commodity futures markets, if producers of the underlying commodity wish to hedge the price risk of selling the commodity, they will sell futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to take the corresponding long side of the same futures contract, the commodity producer must be willing to sell the futures contract at a price that is below the expected future spot price. Conversely, if the predominate hedgers in the futures market are the purchasers of the underlying commodity who purchase futures contracts to hedge against a rise in prices, then speculators will only take the short side of the futures contract if the futures price is greater than the expected future spot price of the commodity.

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The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price. This can have significant implications for a fund when it is time to replace an existing contract with a new contract. If the nature of hedgers and speculators in futures markets has shifted such that commodity purchasers are the predominate hedgers in the market, a fund might open the new futures position at a higher price or choose other related commodity-linked investments.

The values of commodities which underlie commodity futures contracts are subject to additional variables which may be less significant to the values of traditional securities such as stocks and bonds. Variables such as drought, floods, weather, livestock disease, embargoes and tariffs may have a larger impact on commodity prices and commodity-linked investments, including futures contracts, commodity-linked structured notes, commodity-linked options and commodity-linked swaps, than on traditional securities. These additional variables may create additional investment risks which subject a fund’s commodity-linked investments to greater volatility than investments in traditional securities. See “Commodity Risk,” under “RISKS,” above.

Futures contracts may be illiquid. The liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In the event a liquid market does not exist, it may not be possible to close out a futures position and, in the event of adverse price movements, a fund would continue to be required to make daily payments of variation margin. The absence of a liquid market in futures contracts might cause a fund to make or take delivery of the instruments or commodities underlying futures contracts at a time when it may be disadvantageous to do so. The inability to close out positions and futures positions could also have an adverse impact on a fund’s ability to effectively hedge its positions. Furthermore, as noted above, exchanges may limit fluctuations in futures contract prices during a trading session by imposing a maximum permissible price movement on each futures contract. A fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement.

Futures contracts and options thereon which are purchased or sold on on-US commodities exchanges may have greater price volatility than their US counterparts. In addition, brokerage commissions, clearing costs and other transaction costs may be higher on non-U.S. exchanges. Furthermore, non-U.S. commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Neither the CFTC, National Futures Association, SEC or any domestic exchange regulates activities of any foreign exchange or boards of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or option transaction occurs. For these reasons, a fund’s investment in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on U.S. exchanges. In particular, persons who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act (the “CEA”), the CFTC’s regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. Similarly, those persons may not have the protection of the U.S. securities laws.

In the event of the bankruptcy of a broker through which a fund engages in transactions in futures or options thereon, a fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss on all or part of its margin deposits made in furtherance of transactions through the broker.

Commodity-Linked Structured Notes

Commodity-linked structured notes have characteristics of both a debt security and a commodity-linked derivative. A commodity-linked note typically provides for interest payments and a principal payment at maturity linked to the price movement of the underlying commodity, commodity index or commodity futures or option contract. Typically, commodity-linked structured notes are issued by a bank or other financial institution or a commodity producer at a specified face value (for example $100 or $1,000). They usually pay interest at a fixed or floating rate until they mature, which is normally in 12 to 18 months. At maturity, the fund receives a payment that is calculated based on the price increase or decrease of an underlying commodity-related variable and may be based on a multiple of the price movement of that variable. The underlying commodity-related variable may be: a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures or option contract, a commodity index (such as the S&P GSCI), or some other readily measurable variable that reflects changes in the value of particular commodities or the commodities markets.

A fund may negotiate with the issuer to modify specific terms and features to tailor the note to the fund’s investment needs. For example, the fund can negotiate to extend or shorten the maturity of a commodity-linked note, or to receive interest payments at a variable interest rate instead of at a fixed interest rate. In that regard, commodity-linked structure notes may be principally protected, partially protected, or offer no principal protection. A principal protected commodity-linked note means that the issuer will pay, at a minimum, the par value of the note at maturity. Therefore, if the commodity value to which the commodity-linked structured note is linked declines over the life of the note, a fund will receive at maturity the face or stated value of the note.

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With a principal protected commodity-linked note, a fund will receive at maturity the greater of the par value of the note or the value of the underlying commodity or index. This protection is, in effect, an option whose value is subject to the volatility and price level of the underlying commodity. This optionality can be added to the note’s structure, but only for a cost higher than that of a partially protected (or no protection) commodity-linked note. The portfolio manager(s)’s decision on whether to use principal protection depends in part on the cost of the protection. In addition, the protection feature depends upon the ability of the issuer to meet its obligation to buy back the security, and therefore depends on the creditworthiness of the issuer.

With full principal protection, a fund will receive at maturity of the commodity-linked note either the stated par value of the commodity-linked note, or potentially, an amount greater than the stated par value if the underlying commodity, index, futures or option contract or other underlying economic variable increases in value. Partially protected commodity-linked notes may suffer some loss of principal if the underlying commodity, index, futures or options contract or other economic variable declines in value during the term of the note. However, partially protected commodity-linked notes have a specified limit as to the amount of principal that they may lose.

A fund may also invest in commodity-linked notes that offer no principal protection. At maturity, there is a risk that the underlying commodity price, futures or options contract, index or other economic variable may have declined sufficiently in value such that some or all of the face value of the commodity-linked note might not be returned. Some of the commodity-linked structured notes that a fund may invest in may have no principal protection and thus, the note could lose all of its value. In deciding to purchase a note without principal protection, the portfolio manager(s) may consider, among other things, the expected performance of the underlying commodity futures or option contract, index or other economic variable over the term of the note, the cost of the note, and any other economic factors which the portfolio manager(s) believes are relevant.

A significant risk of commodity-linked structured notes is counterparty risk. A fund will take on the counterparty credit risk of the issuer. That is, at maturity of a commodity-linked note, there is a risk that the issuer may be unable to perform its obligations under the terms of the commodity-linked note. See “Derivatives Risk — Commodity-Linked Structured Notes” above.

Certain structured notes and swap agreements are exempt from most provisions of the CEA and therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC. These are referred to as “qualifying hybrid instruments” and must meet certain specific legal requirements. To qualify for this exemption, a structured note or swap agreements must be entered into by “eligible participants,” which include the following, provided the participants’ total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible structured note or swap transaction must meet three conditions. First, the structured note or swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the structured note or swap agreement must be a material consideration in entering into or determining the terms of the instrument, including pricing, cost or credit enhancement terms. Third, structured notes or swap agreements may not be entered into and traded on or through a multilateral transaction execution facility. This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (1) have individually tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

A fund may invest in commodity-linked notes that are excluded from regulation under the CEA and the rules thereunder to the extent necessary for the fund not to be considered a “commodity pool.” Although a fund may invest up to 100% of its total assets in commodity-linked structured notes that are considered to be “qualifying hybrid instruments,” from time to time it may invest a portion of its assets in commodity-linked notes and other commodity-linked derivatives that do not qualify for exemption from regulation under the CEA.

Commodity-Linked Swaps

Swap agreements are two party contracts ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a predetermined financial instrument or instruments, which may be adjusted for an interest factor. The gross return to be exchanged or “swapped” between the parties is generally calculated with respect to a “notional amount” which is generally equal to the return on or increase in value of a particular dollar amount invested at a particular interest rate in such financial instrument or instruments.

Commodity-linked swaps are two party contracts in which the parties agree to exchange the return or interest rate on one instrument for the return of a particular commodity, commodity index or commodities futures or options contract. The

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payment streams are calculated by reference to an agreed upon notional amount. A one-period swap contract operates in a manner similar to a forward or futures contract because there is an agreement to swap a commodity for cash at only one forward date. A fund may engage in swap transactions that have more than one period and therefore more than one exchange of commodities.

A fund may invest in total return swaps to gain exposure to the overall commodity markets. In a total return commodity swap, a fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the fund will pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the fund will pay an adjustable or floating fee. With “floating” rate, the fee is pegged to a base rate such as the London Interbank Offered Rate (“LIBOR”), and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, a fund may be required to pay a higher fee at each swap reset date.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with commodity-linked swaps include: Counterparty Risk, Credit Risk and Liquidity Risk.

Currency Options. Options on currencies are contracts that give the buyer the right, but not the obligation, to buy (call options) or sell (put options) a specified amount of a currency at a predetermined price (strike price) on or before the option matures (expiry date). Conversely, the seller has the obligation to buy or sell a currency option upon exercise of the option by the purchaser. Currency options are traded either on a national securities exchange or over-the-counter.

Tax and Accounting Treatment. As permitted under federal income tax laws and to the extent a fund is allowed to invest in futures contracts, a fund would intend to identify futures contracts as part of a mixed straddle and not mark them to market, that is, not treat them as having been sold at the end of the year at market value. If a fund is using short futures contracts for hedging purposes, the fund may be required to defer recognizing losses incurred on short futures contracts and on underlying securities. Any losses incurred on securities that are part of a straddle may be deferred to the extent there is unrealized appreciation on the offsetting position until the offsetting position is sold. Federal income tax treatment of gains or losses from transactions in options, options on futures contracts and indexes will depend on whether the option is a section 1256 contract. If the option is a non-equity option, a fund would either make a 1256(d) election and treat the option as a mixed straddle or mark to market the option at fiscal year end and treat the gain/loss as 40% short-term and 60% long-term.

The Internal Revenue Service (IRS) has ruled publicly that an exchange-traded call option is a security for purposes of the 50%-of-assets test and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements.

Accounting for futures contracts will be according to generally accepted accounting principles. Initial margin deposits will be recognized as assets due from a broker (a fund’s agent in acquiring the futures position). During the period the futures contract is open, changes in value of the contract will be recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin payments will be made or received depending upon whether gains or losses are incurred. All contracts and options will be valued at the last-quoted sales price on their primary exchange.

Other Risks of Derivatives. The primary risk of derivatives is the same as the risk of the underlying asset, namely that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose an investor to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the investment manager’s ability to predict movements of the securities, currencies, and commodity markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed.

Another risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately-negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, an investor will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses.

When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the values of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment,

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the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.

Derivatives also are subject to the risk that they cannot be sold, closed out, or replaced quickly at or very close to their fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

Another risk is caused by the legal unenforcibility of a party’s obligations under the derivative. A counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with derivative instruments include: Derivatives Risk and Liquidity Risk.

Equity Securities and Fixed/Variable Income Securities

Equity securities in which the fund may invest include, without limitation, common stocks, including those that pay dividends or other distributions, securities that are convertible into common stocks or other equity securities, depositary receipts or shares, warrants, rights, real estate investment trusts, partnership securities, and other securities with equity characteristics as further described in the Prospectus. The fixed or variable income securities in which the fund may invest include, without limitation, corporate bonds (including high-yield bonds), preferred stocks, trust-preferred securities, Treasury securities, U.S. government agency securities, asset-backed securities, and other income-producing investments as further described in the fund’s prospectus.

Equity-Linked Notes

An equity-linked note (ELN) is a debt instrument whose value is based on the value of a single equity security, basket of equity securities or an index of equity securities (each, an Underlying Equity). An ELN typically provides interest income, thereby offering a yield advantage over investing directly in an Underlying Equity. The Fund may purchase ELNs that trade on a securities exchange or those that trade on the over-the-counter markets, including Rule 144A securities. The Fund may also purchase ELNs in a privately negotiated transaction with the issuer of the ELNs (or its broker-dealer affiliate). The Fund may or may not hold an ELN until its maturity.

Equity-linked securities also include issues such as Structured Yield Product Exchangeable for Stock (STRYPES), Trust Automatic Common Exchange Securities (TRACES), Trust Issued Mandatory Exchange Securities (TIMES) and Trust Enhanced Dividend Securities (TRENDS). The issuers of these equity-linked securities generally purchase and hold a portfolio of stripped U.S. Treasury securities maturing on a quarterly basis through the conversion date, and a forward purchase contract with an existing shareholder of the company relating to the common stock. Quarterly distributions on such equity-linked securities generally consist of the cash received from the U.S. Treasury securities and such equity-linked securities generally are not entitled to any dividends that may declared on the common stock.

Eurodollar and Yankee Dollar Instruments

The fund may invest in Eurodollar and Yankee Dollar instruments. Eurodollar instruments are bonds that pay interest and principal in U.S. dollars held in banks outside the United States, primarily in Europe. Eurodollar instruments are usually issued on behalf of multinational companies and foreign governments by large underwriting groups composed of banks and issuing houses from many countries. Yankee Dollar instruments are U.S. dollar-denominated bonds issued in the United States by foreign banks and corporations. These investments involve risks that are different from investments in securities issued by U.S. issuers.

Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The fund might use Eurodollar futures contracts and options thereon to hedge against changes in the London Interbank Offered Rate (“LIBOR”), to which many interest rate swaps and fixed income instruments may be linked.

Exchange-Traded Funds

Exchange-traded funds (ETFs) represent shares of ownership in funds, unit investment trusts or depositary receipts. Certain ETFs, such as passively managed, ETFs hold portfolios of securities that are designed to replicate, as closely as possible before expenses, the price and yield of a specified market index. The performance results of these ETFs will not replicate exactly the performance of the pertinent index due to transaction and other expenses, including fees to service providers, borne by ETFs. ETF shares are sold and redeemed at net asset value only in large blocks called creation units and redemption units, respectively. The funds’ ability to redeem redemption units may be limited by the 1940 Act, which provides that ETFs will not be obligated to redeem shares held by the funds in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days. There is a risk that the ETFs in which a fund invests may terminate due to extraordinary events. ETF shares also may be purchased and sold in secondary market trading on national securities exchanges, which allows investors to purchase and sell ETF shares at their market price throughout the day.

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Although one or more of the other risks described in this SAI may apply, investments in ETFs involve the same risks associated with a direct investment in the securities in which the ETFs invest, including Market Risk. ETFs using a “passive” investment strategy generally will not attempt to take defensive positions in volatile or declining markets. Shares of an ETF may trade at a market price that is less than their net asset value and an active trading market in such shares may not develop or continue and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. For example, any of the service providers to ETFs, such as the trustee or sponsor, may close or otherwise fail to perform their obligations to the ETF, and the ETF may not be able to find a substitute service provider. Also, ETFs may be dependent upon licenses to use the various indices as a basis for determining their compositions and/or otherwise to use certain trade names. If these licenses are terminated, the ETFs may also terminate. In addition, an ETF may terminate if its net assets fall below a certain amount. Although the funds believe that, in the event of the termination of an ETF, they will be able to invest instead in shares of an alternate ETF tracking the same market index (as the case may be) or another index covering the same general market, there can be no assurance that shares of an alternate ETF would be available for investment at that time. There can be no assurance an ETF’s shares will continue to be listed on an active exchange. Finally, there can be no assurance that the portfolio of securities purchased by an ETF to replicate a particular index will replicate such index.

Generally, under the 1940 Act, a fund may not acquire shares of another investment company (including ETFs) if, immediately after such acquisition, (i) such fund would hold more than 3% of the other investment company’s total outstanding shares, (ii) if such fund’s investment in securities of the other investment company would be more than 5% of the value of the total assets of the Fund, or (iii) if more than 10% of such fund’s total assets would be invested in investment companies. The SEC has granted orders for exemptive relief to certain ETFs that permit investments in those ETFs by other investment companies in excess of these limits.

ETFs, because they invest in other securities (e.g., common stocks of small-, mid- and large capitalization companies (U.S. and foreign, including, for example, real estate investment trusts and emerging markets securities) and fixed income securities), are subject to the risks of investment associated with these and other types of investments, as described in this SAI.

Floating Rate Loans

Most floating rate loans are acquired directly from the agent bank or from another holder of the loan by assignment. Most such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are typically made by a syndicate of banks and institutional investors, represented by an agent bank which has negotiated and structured the loan and which is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate, and for enforcing its and their other rights against the borrower. Each of the lending institutions, including the agent bank, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan. Floating rate loans may include delayed draw term loans and prefunded or synthetic letters of credit.

A fund’s ability to receive payments of principal and interest and other amounts in connection with loans held by it will depend primarily on the financial condition of the borrower. The failure by the fund to receive scheduled interest or principal payments on a loan would adversely affect the income of the fund and would likely reduce the value of its assets, which would be reflected in a reduction in the fund’s net asset value. Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or purchasing an assignment in a loan. In selecting the loans in which the fund will invest, however, the investment manager will not rely on that credit analysis of the agent bank, but will perform its own investment analysis of the borrowers. The investment manager’s analysis may include consideration of the borrower’s financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. Investments in loans may be of any quality, including “distressed” loans, and will be subject to the fund’s credit quality policy.

Loans may be structured in different forms, including assignments and participations. In an assignment, a fund purchases an assignment of a portion of a lender’s interest in a loan. In this case, the fund may be required generally to rely upon the assigning bank to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such bank’s rights in the loan.

The borrower of a loan may, either at its own election or pursuant to terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that a fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan.

Corporate loans in which a fund may purchase a loan assignment are made generally to finance internal growth, mergers, acquisitions, recapitalizations, stock repurchases, leveraged buy-outs, dividend payments to sponsors and other corporate activities. The highly leveraged capital structure of certain borrowers may make such loans especially vulnerable to adverse changes in economic or market conditions. The fund may hold investments in loans for a very short period of time when opportunities to resell the investments that the investment manager believes are attractive arise.

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Certain of the loans acquired by a fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan assignment. To the extent that the fund is committed to make additional loans under such an assignment, it will at all times designate cash or securities in an amount sufficient to meet such commitments.

Notwithstanding its intention in certain situations to not receive material, non-public information with respect to its management of investments in floating rate loans, the investment manager may from time to time come into possession of material, non-public information about the issuers of loans that may be held in a fund’s portfolio. Possession of such information may in some instances occur despite the investment manager’s efforts to avoid such possession, but in other instances the investment manager may choose to receive such information (for example, in connection with participation in a creditors’ committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, the investment manager’s ability to trade in these loans for the account of the fund could potentially be limited by its possession of such information. Such limitations on the investment manager’s ability to trade could have an adverse effect on the fund by, for example, preventing the fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

In some instances, other accounts managed by the investment manager may hold other securities issued by borrowers whose floating rate loans may be held in a fund’s portfolio. These other securities may include, for example, debt securities that are subordinate to the floating rate loans held in the fund’s portfolio, convertible debt or common or preferred equity securities. In certain circumstances, such as if the credit quality of the issuer deteriorates, the interests of holders of these other securities may conflict with the interests of the holders of the issuer’s floating rate loans. In such cases, the investment manager may owe conflicting fiduciary duties to the fund and other client accounts. The investment manager will endeavor to carry out its obligations to all of its clients to the fullest extent possible, recognizing that in some cases certain clients may achieve a lower economic return, as a result of these conflicting client interests, than if the investment manager’s client accounts collectively held only a single category of the issuer’s securities.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with floating rate loans include: Credit Risk and Prepayment and Extension Risk.

Foreign Currency Transactions

Investments in foreign securities usually involve currencies of foreign countries. In addition, a fund may hold cash and cash equivalent investments in foreign currencies. As a result, the value of a fund’s assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Also, a fund may incur costs in connection with conversions between various currencies. Currency exchange rates may fluctuate significantly over short periods of time causing a fund’s NAV (Net Asset Value) to fluctuate. Currency exchange rates are generally determined by the forces of supply and demand in the foreign exchange markets, actual or anticipated changes in interest rates, and other complex factors. Currency exchange rates also can be affected by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments.

Spot Rates and Derivative Instruments. A fund may conduct its foreign currency exchange transactions either at the spot (cash) rate prevailing in the foreign currency exchange market or by entering into forward currency exchange contracts (forward contracts). (See also Derivative Instruments.) These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, a fund could be disadvantaged by having to deal in the odd lot market for the underlying foreign currencies at prices that are less favorable than for round lots.

A fund may enter into forward contracts for a variety of reasons, but primarily it will enter into such contracts for risk management (hedging) or for investment purposes.

A fund may enter into forward contracts to settle a security transaction or handle dividend and interest collection. When a fund enters into a contract for the purchase or sale of a security denominated in a foreign currency or has been notified of a dividend or interest payment, it may desire to lock in the price of the security or the amount of the payment, usually in U.S. dollars, although it could desire to lock in the price of the security in another currency. By entering into a forward contract, a fund would be able to protect itself against a possible loss resulting from an adverse change in the relationship between different currencies from the date the security is purchased or sold to the date on which payment is made or received or when the dividend or interest is actually received.

A fund may enter into forward contracts when management of the fund believes the currency of a particular foreign country may decline in value relative to another currency. When selling currencies forward in this fashion, a fund may seek to hedge the value of foreign securities it holds against an adverse move in exchange rates. The precise matching of forward contract amounts and the value of securities involved generally will not be possible since the future value of securities in foreign

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currencies more than likely will change between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is highly uncertain.

This method of protecting the value of the fund’s securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some point in time. Although forward contracts tend to minimize the risk of loss due to a decline in value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

A fund may also enter into forward contracts when its management believes the currency of a particular country will increase in value relative to another currency. A fund may buy currencies forward to gain exposure to a currency without incurring the additional costs of purchasing securities denominated in that currency.

Absolute Return Currency and Income Fund is designed to invest in a combination of forward currency contracts and U.S. dollar-denominated market instruments in an attempt to obtain an investment result that is substantially the same as a direct investment in a foreign currency-denominated instrument. For example, the combination of U.S. dollar-denominated instruments with long forward currency exchange contracts creates a position economically equivalent to a position in the foreign currency, in anticipation of an increase in the value of the foreign currency against the U.S. dollar. Conversely, the combination of U.S. dollar-denominated instruments with short forward currency exchange contracts is economically equivalent to borrowing the foreign currency for delivery at a specified date in the future, in anticipation of a decrease in the value of the foreign currency against the U.S. dollar. This strategy may also be employed by other funds. Unanticipated changes in the currency exchange results could result in poorer performance for funds that enter into these types of transactions.

A fund may designate cash or securities in an amount equal to the value of the fund’s total assets committed to consummating forward contracts entered into under the circumstance set forth above. If the value of the securities declines, additional cash or securities will be designated on a daily basis so that the value of the cash or securities will equal the amount of the fund’s commitments on such contracts.

At maturity of a forward contract, a fund may either deliver (if a contract to sell) or take delivery of (if a contract to buy) the foreign currency or terminate its contractual obligation by entering into an offsetting contract with the same currency trader, the same maturity date, and covering the same amount of foreign currency.

If a fund engages in an offsetting transaction, it would incur a gain or loss to the extent there has been movement in forward contract prices. If a fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to buy or sell the foreign currency.

Although a fund values its assets each business day in terms of U.S. dollars, it may not intend to convert its foreign currencies into U.S. dollars on a daily basis. It would do so from time to time, and shareholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a fund at one rate, while offering a lesser rate of exchange should a fund desire to resell that currency to the dealer.

For Absolute Return Currency and Income Fund, it is possible, under certain circumstances, including entering into forward currency contracts for investment purposes, that the fund may have to limit or restructure its forward contract currency transactions to qualify as a “regulated investment company” under the Internal Revenue Code.

Options on Foreign Currencies. A fund may buy put and call options and write covered call and cash-secured put options on foreign currencies for hedging purposes and to gain exposure to foreign currencies. For example, a decline in the dollar value of a foreign currency in which securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against the diminutions in the value of securities, a fund may buy put options on the foreign currency. If the value of the currency does decline, a fund would have the right to sell the currency for a fixed amount in dollars and would offset, in whole or in part, the adverse effect on its portfolio that otherwise would have resulted.

Conversely, where a change in the dollar value of a currency would increase the cost of securities a fund plans to buy, or where a fund would benefit from increased exposure to the currency, a fund may buy call options on the foreign currency. The purchase of the options could offset, at least partially, the changes in exchange rates.

As in the case of other types of options, however, the benefit to a fund derived from purchases of foreign currency options would be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in rates.

A fund may write options on foreign currencies for the same types of purposes. For example, when a fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of

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purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option would most likely not be exercised and the diminution in value of securities would be fully or partially offset by the amount of the premium received.

Similarly, instead of purchasing a call option when a foreign currency is expected to appreciate, a fund could write a put option on the relevant currency. If rates move in the manner projected, the put option would expire unexercised and allow the fund to hedge increased cost up to the amount of the premium.

As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the fund would be required to buy or sell the underlying currency at a loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements on exchange rates.

An option written on foreign currencies is covered if a fund holds currency sufficient to cover the option or has an absolute and immediate right to acquire that currency without additional cash consideration upon conversion of assets denominated in that currency or exchange of other currency held in its portfolio. An option writer could lose amounts substantially in excess of its initial investments, due to the margin and collateral requirements associated with such positions.

Options on foreign currencies are traded through financial institutions acting as market-makers, although foreign currency options also are traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.

Foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (OCC), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in certain foreign countries for that purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

Foreign Currency Futures and Related Options. A fund may enter into currency futures contracts to buy or sell currencies. It also may buy put and call options and write covered call and cash-secured put options on currency futures. Currency futures contracts are similar to currency forward contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures call for payment of delivery in U.S. dollars. A fund may use currency futures for the same purposes as currency forward contracts, subject to CFTC limitations.

Currency futures and options on futures values can be expected to correlate with exchange rates, but will not reflect other factors that may affect the value of the fund’s investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect a fund against price decline if the issuer’s creditworthiness deteriorates. Because the value of a fund’s investments denominated in foreign currency will change in response to many factors other than exchange rates, it may not be possible to match the amount of a forward contract to the value of a fund’s investments denominated in that currency over time.

A fund will hold securities or other options or futures positions whose values are expected to offset its obligations. The fund would not enter into an option or futures position that exposes the fund to an obligation to another party unless it owns either (i) an offsetting position in securities or (ii) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. (See also Derivative Instruments and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign currency transactions include: Derivatives Risk, Interest Rate Risk, and Liquidity Risk.

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Foreign Securities

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations involve special risks, including those set forth below, which are not typically associated with investing in U.S. securities. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic companies. Additionally, many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than the volume and liquidity in the U.S. market and, at times, volatility of price can be greater than in the U.S. Further, foreign markets have different clearance, settlement, registration, and communication procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in such procedures could result in temporary periods when assets are uninvested and no return is earned on them. The inability of an investor to make intended security purchases due to such problems could cause the investor to miss attractive investment opportunities.

Payment for securities without delivery may be required in certain foreign markets and, when participating in new issues, some foreign countries require payment to be made in advance of issuance (at the time of issuance, the market value of the security may be more or less than the purchase price). Some foreign markets also have compulsory depositories (i.e., an investor does not have a choice as to where the securities are held). Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Further, an investor may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the U.S. It may be more difficult for an investor’s agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delays or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of nationalization, expropriation, the imposition of additional withholding or confiscatory taxes, political, social, or economic instability, diplomatic developments that could affect investments in those countries, or other unforeseen actions by regulatory bodies (such as changes to settlement or custody procedures).

The risks of foreign investing may be magnified for investments in emerging markets, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

The introduction of a single currency, the euro, on Jan. 1, 1999 for participating European nations in the Economic and Monetary Union (EU) presents unique uncertainties, including the legal treatment of certain outstanding financial contracts after Jan. 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates; the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax or labor regimes of European countries participating in the euro will converge over time; and whether the admission of other countries such as Poland, Latvia, and Lithuania as members of the EU may have an impact on the euro.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign securities include: Foreign/Emerging Markets Risk and Issuer Risk.

Funding Agreements

A fund may invest in funding agreements issued by domestic insurance companies. Funding agreements are short-term, privately placed, debt obligations of insurance companies that offer a fixed- or floating-rate of interest. These investments are not readily marketable and therefore are considered to be illiquid securities. (See also Illiquid and Restricted Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with funding agreements include: Credit Risk and Liquidity Risk.

High-Yield Debt Securities (Junk Bonds)

High yield (high-risk) debt securities are sometimes referred to as junk bonds. They are non-investment grade (lower quality) securities that have speculative characteristics. Lower quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

See Appendix A for a discussion of securities ratings. (See also Debt Obligations.)

All fixed rate interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality

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and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer’s ability to service its debt obligations also may be adversely affected by specific corporate developments, the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than a default by issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower quality security defaulted, an investor might incur additional expenses to seek recovery.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the securities. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

An investor may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower quality and comparable unrated securities, there is no established retail secondary market for many of these securities. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. The lack of a liquid secondary market for certain securities also may make it more difficult for an investor to obtain accurate market quotations. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with high-yield debt securities include: Credit Risk, Interest Rate Risk, and Prepayment and Extension Risk.

Illiquid and Restricted Securities

Illiquid securities are securities that are not readily marketable. These securities may include, but are not limited to, certain securities that are subject to legal or contractual restrictions on resale, certain repurchase agreements, and derivative instruments. To the extent a fund invests in illiquid or restricted securities, it may encounter difficulty in determining a market value for the securities. Disposing of illiquid or restricted securities may involve time-consuming negotiations and legal expense, and it may be difficult or impossible for a fund to sell the investment promptly and at an acceptable price.

In determining the liquidity of all securities and derivatives, such as Rule 144A securities, which are unregistered securities offered to qualified institutional buyers, and interest-only and principal-only fixed mortgage-backed securities (IOs and POs) issued by the U.S. government or its agencies and instrumentalities the investment manager, under guidelines established by the Board, will consider any relevant factors including the frequency of trades, the number of dealers willing to purchase or sell the security and the nature of marketplace trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with illiquid and restricted securities include: Liquidity Risk.

Indexed Securities

The value of indexed securities is linked to currencies, interest rates, commodities, indexes, or other financial indicators. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be more volatile than the underlying instrument itself and they may be less liquid than the securities represented by the index. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with indexed securities include: Liquidity Risk and Market Risk.

Inflation Protected Securities

Inflation is a general rise in prices of goods and services. Inflation erodes the purchasing power of an investor’s assets. For example, if an investment provides a total return of 7% in a given year and inflation is 3% during that period, the inflation-adjusted, or real, return is 4%. Inflation-protected securities are debt securities whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. One type of inflation-protected debt security is issued by the U.S. Treasury. The principal of these securities is adjusted for inflation as indicated by the Consumer Price Index for Urban Consumers (CPI) and interest is paid on the adjusted amount. The CPI is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.

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If the CPI falls, the principal value of inflation-protected securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Conversely, if the CPI rises, the principal value of inflation-protected securities will be adjusted upward, and consequently the interest payable on these securities will be increased. Repayment of the original bond principal upon maturity is guaranteed in the case of U.S. Treasury inflation-protected securities, even during a period of deflation. However, the current market value of the inflation-protected securities is not guaranteed and will fluctuate. Other inflation-indexed securities include inflation-related bonds, which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Other issuers of inflation-protected debt securities include other U.S. government agencies or instrumentalities, corporations and foreign governments. There can be no assurance that the CPI or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

Any increase in principal for an inflation-protected security resulting from inflation adjustments is considered by IRS regulations to be taxable income in the year it occurs. For direct holders of an inflation-protected security, this means that taxes must be paid on principal adjustments even though these amounts are not received until the bond matures. By contrast, a fund holding these securities distributes both interest income and the income attributable to principal adjustments in the form of cash or reinvested shares, which are taxable to shareholders.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with inflation-protected securities include: Interest Rate Risk and Market Risk.

Initial Public Offerings (IPOs)

Companies issuing IPOs generally have limited operating histories, and their prospects for future profitability are uncertain. These companies often are engaged in new and evolving businesses and are particularly vulnerable to competition and to changes in technology, markets and economic conditions. They may be dependent on certain key managers and third parties, need more personnel and other resources to manage growth and require significant additional capital. They may also be dependent on limited product lines and uncertain property rights and need regulatory approvals. Funds that invest in IPOs can be affected by sales of additional shares and by concentration of control in existing management and principal shareholders. Stock prices of IPOs can also be highly unstable, due to the absence of a prior public market, the small number of shares available for trading and limited investor information. Most IPOs involve a high degree of risk not normally associated with offerings of more seasoned companies.

Although one or more risks described in this SAI may apply, the largest risks associated with IPOs include: Small and Mid-Sized Company Risk and Initial Public Offering (IPO) Risk.

Inverse Floaters

Inverse floaters or inverse floating rate securities are a type of derivative long-term fixed income obligation with a floating or variable interest rate that moves in the opposite direction of short-term interest rates. As short-term interest rates go down, the holders of the inverse floaters receive more income and, as short-term interest rates go up, the holders of the inverse floaters receive less income. As with all long-term fixed income securities, the price of the inverse floater moves inversely with long-term interest rates; as long-term interest rates go down, the price of the inverse floater moves up and, when long-term interest rates go up, the price of the inverse floater moves down. While inverse floater securities tend to provide more income than similar term and credit quality fixed-rate bonds, they also exhibit greater volatility in price movement (both up and down).

In the municipal market an inverse floater is typically created when the owner of a municipal fixed rate bond transfers that bond to a trust in exchange for cash and a residual interest in the trust’s assets and cash flows (inverse floater certificates). The trust funds the purchase of the bond by issuing two classes of certificates: short-term floating rate notes (typically sold to third parties) and the inverse floaters (also known as residual certificates). No additional income beyond that provided by the trust’s underlying bond is created; rather, that income is merely divided-up between the two classes of certificates. The holder of the inverse floating rate securities typically has the right to (1) cause the holders of the short-term floating rate notes to tender their notes at par ($100) and (2) to return the inverse floaters and withdraw the underlying bonds, thereby collapsing the trust. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with transactions in inverse floaters include: Interest Rate Risk, Credit Risk, Liquidity Risk and Market Risk.

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Investment Companies

Investing in securities issued by registered and unregistered investment companies may involve the duplication of advisory fees and certain other expenses. The fund is also subject to the risks associated with investing in such investment companies.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the securities of other investment companies include: Market Risk.

Investment in Wholly-Owned Subsidiaries

In accordance with its prospectus, Columbia Commodity Strategy Fund (for purposes of this section, the “Fund”) may invest all or a portion of its assets in one or more of its wholly-owned subsidiaries (referred to herein collectively as the “Subsidiary”). The Subsidiary is a limited liability company organized under the laws of the Cayman Islands. The Fund will invest in the Subsidiary in order to gain exposure to the commodities markets within the limitations of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to “regulated investment companies.” The Fund must maintain less than 25% of its total assets in the Subsidiary at the end of every quarter. The Subsidiary’s commodity-linked investments (including commodity-linked futures contracts, structured notes, swaps and options) are expected to produce leveraged exposure to the performance of the commodities markets. The Subsidiary also invests in investment-grade fixed income securities that may serve as collateral for its commodity-linked positions and may hold cash or cash equivalents.

The Subsidiary is overseen by its own board of directors and is not registered under the 1940 Act and is not subject to its investor protections, except as noted in the Fund’s prospectus or this SAI. The Fund, as the sole shareholder of the Subsidiary, does not have all of the protections offered by the 1940 Act. However, the Subsidiary is wholly-owned and controlled by the Fund and the Fund’s Board of Trustees maintains oversight responsibility for investment activities of the Subsidiary generally (with respect to compliance and investment policies and procedures) as if the Subsidiary’s investments were held directly by the Fund. Furthermore, Columbia Management is responsible for the Subsidiary’s day-to-day business pursuant to an Addendum to the Fund’s investment management services agreement with Columbia Management. Therefore, the Fund’s ownership and control of the Subsidiary make it unlikely that the Subsidiary would take action contrary to the interests of the Fund or its shareholders. Under the Addendum to the investment management services agreement, Columbia Management provides the Subsidiary with the same type of management services, under the same terms, as are provided to the Fund. The Fund has contracted with its service providers to also provide custody and administration services to the Subsidiary.

In managing the Subsidiary’s investment portfolio, and in adhering to the Fund’s compliance policies and procedures, Columbia Management will treat the assets of the Subsidiary generally as if the assets were held directly by the Fund. Columbia Management will also treat the assets of the Subsidiary generally as if the assets were held directly by the Fund with respect to its adherence to the Fund’s investment policies and restrictions.

The Subsidiary will bear the fees and expenses incurred in connection with the custody services that it receives. The Fund expects that the expenses borne by the Subsidiary will not be material in relation of the value of the Fund’s assets.

The financial information of the Subsidiary will be consolidated into the Fund’s financial statements, as contained within the Fund’s Annual and Semiannual Reports provided to shareholders.

Changes in U.S. laws (where the investing fund is organized) and/or the Cayman Islands (where the Subsidiary is organized), could prevent the Fund and/or the Subsidiary from operating as described in the Fund’s prospectus and this SAI and could negatively affect the Fund and its shareholders. For example, the Cayman Islands currently does not impose certain taxes on the Subsidiary, including any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax. If Cayman Islands laws were changed to require the Subsidiary to pay Cayman Islands taxes, the investment returns of the Fund would likely decrease.

By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary provide exposure similar to that held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. See “Investing in Wholly-Owned Subsidiary Risk,” under “RISKS” above.

Lending of Portfolio Securities

To generate additional income, a fund may lend up to one-third of the value of its total assets to broker-dealers, banks or other institutional borrowers of securities. JPMorgan Chase Bank, N.A. serves as lending agent (the Lending Agent) to the funds pursuant to a securities lending agreement (the Securities Lending Agreement) approved by the Board.

Under the Securities Lending Agreement, the Lending Agent loans securities to approved borrowers pursuant to borrower agreements in exchange for collateral equal to at least 100% of the market value of the loaned securities. Collateral may consist of cash, securities issued by the U.S. government or its agencies or instrumentalities (collectively, “U.S. government securities”) or such other collateral as may be approved by the Board. For loans secured by cash, the fund retains the interest

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earned on cash collateral investments, but is required to pay the borrower a rebate for the use of the cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the Lending Agent on behalf of the fund. If the market value of the loaned securities goes up, the Lending Agent will request additional collateral from the borrower. If the market value of the loaned securities goes down, the borrower may request that some collateral be returned. During the existence of the loan, the lender will receive from the borrower amounts equivalent to any dividends, interest or other distributions on the loaned securities, as well as interest on such amounts.

Loans are subject to termination by a fund or a borrower at any time. A fund may choose to terminate a loan in order to vote in a proxy solicitation if the fund has knowledge of a material event to be voted on that would affect the fund’s investment in the loaned security.

Securities lending involves counterparty risk, including the risk that a borrower may not provide additional collateral when required or return the loaned securities in a timely manner. Counterparty risk also includes a potential loss of rights in the collateral if the borrower or the Lending Agent defaults or fails financially. This risk is increased if a fund’s loans are concentrated with a single or limited number of borrowers. There are no limits on the number of borrowers a fund may use and a fund may lend securities to only one or a small group of borrowers. Funds participating in securities lending also bear the risk of loss in connection with investments of cash collateral received from the borrowers. Cash collateral is invested in accordance with investment guidelines contained in the Securities Lending Agreement and approved by the Board. To the extent that the value or return of a fund’s investments of the cash collateral declines below the amount owed to a borrower, a fund may incur losses that exceed the amount it earned on lending the security. The Lending Agent will indemnify a fund from losses resulting from a borrower’s failure to return a loaned security when due, but such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The investment manager is not responsible for any loss incurred by the funds in connection with the securities lending program.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the lending of portfolio securities include: Credit Risk.

Loan Participations

Loans, loan participations, and interests in securitized loan pools are interests in amounts owed by a corporate, governmental, or other borrower to a lender or consortium of lenders (typically banks, insurance companies, investment banks, government agencies, or international agencies). Loans involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to an investor in the event of fraud or misrepresentation.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with loan participations include: Credit Risk.

Mortgage- and Asset-Backed Securities

Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and Collateralized Mortgage Obligations (CMOs). These securities may be issued or guaranteed by U.S. government agencies or instrumentalities (see also Agency and Government Securities), or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement. Commercial mortgage-backed securities (CMBS) are a specific type of mortgage-backed security collateralized by a pool of mortgages on commercial real estate.

Stripped mortgage-backed securities are a type of mortgage-backed security that receive differing proportions of the interest and principal payments from the underlying assets. Generally, there are two classes of stripped mortgage-backed securities: Interest Only (IO) and Principal Only (PO). IOs entitle the holder to receive distributions consisting of all or a portion of the interest on the underlying pool of mortgage loans or mortgage-backed securities. POs entitle the holder to receive distributions consisting of all or a portion of the principal of the underlying pool of mortgage loans or mortgage-backed securities. The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. A slow rate of principal payments may adversely affect the yield to maturity of POs. If prepayments of principal are greater than anticipated, an investor in IOs may incur substantial losses. If prepayments of principal are slower than anticipated, the yield on a PO will be affected more severely than would be the case with a traditional mortgage-backed security.

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CMOs are hybrid mortgage-related instruments secured by pools of mortgage loans or other mortgage-related securities, such as mortgage pass through securities or stripped mortgage-backed securities. CMOs may be structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than its stated maturity. The yield characteristics of mortgage-backed securities differ from those of other debt securities. Among the differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and principal may be repaid at any time. These factors may reduce the expected yield.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. Asset-backed debt obligations represent direct or indirect participation in, or secured by and payable from, assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property, and receivables from credit card or other revolving credit arrangements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on asset-backed debt obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds, overcollateralization, and guarantees by third parties. The market for privately issued asset-backed debt obligations is smaller and less liquid than the market for government sponsored mortgage-backed securities. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage and asset-backed securities include: Credit Risk, Interest Rate Risk, Liquidity Risk, and Prepayment and Extension Risk.

Mortgage Dollar Rolls

Mortgage dollar rolls are investments in which an investor sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. While an investor foregoes principal and interest paid on the mortgage-backed securities during the roll period, the investor is compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The investor also could be compensated through the receipt of fee income equivalent to a lower forward price.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage dollar rolls include: Credit Risk and Interest Rate Risk.

Municipal Obligations

Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States (including the District of Columbia, Guam and Puerto Rico). The interest on these obligations is generally exempt from federal income tax. Municipal obligations are generally classified as either “general obligations” or “revenue obligations.”

General obligation bonds are secured by the issuer’s pledge of its full faith, credit, and taxing power for the payment of interest and principal. Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source. Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users. Municipal notes are issued to meet the short-term funding requirements of state, regional, and local governments. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments.

Municipal lease obligations may take the form of a lease, an installment purchase, or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment, and facilities. An investor may purchase these obligations directly, or it may purchase participation interests in such obligations. Municipal leases may be subject to greater risks than general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet in order to issue municipal obligations. Municipal leases may contain a covenant by the state or municipality to budget for and make payments due under the obligation. Certain municipal leases may, however, provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year.

Yields on municipal bonds and notes depend on a variety of factors, including money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The municipal bond market has a large number of different issuers, many having smaller sized bond issues, and a wide choice of different maturities within each issue. For these reasons, most municipal bonds do not trade on a daily basis and many trade only rarely. Because many of these bonds trade infrequently, the spread between the bid and offer may be wider and the time needed to develop a bid or an offer may be longer than other security markets. See Appendix A for a discussion of securities ratings. (See also Debt Obligations.)

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Taxable Municipal Obligations. There is another type of municipal obligation that is subject to federal income tax for a variety of reasons. These municipal obligations do not qualify for the federal income exemption because (a) they did not receive necessary authorization for tax-exempt treatment from state or local government authorities, (b) they exceed certain regulatory limitations on the cost of issuance for tax-exempt financing or (c) they finance public or private activities that do not qualify for the federal income tax exemption. These non-qualifying activities might include, for example, certain types of multi-family housing, certain professional and local sports facilities, refinancing of certain municipal debt, and borrowing to replenish a municipality’s underfunded pension plan.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with municipal obligations include: Credit Risk, Inflation Risk, Interest Rate Risk, and Market Risk.

Partnership Securities

The fund may invest in securities issued by publicly traded partnerships or master limited partnerships or limited liability companies (together referred to as “PTPs/MLPs”). These entities are limited partnerships or limited liability companies that may be publicly traded on stock exchanges or markets such as the New York Stock Exchange (“NYSE”), the NYSE Alternext US LLC (“NYSE Alternext”) (formerly the American Stock Exchange) and NASDAQ. PTPs/MLPs often own businesses or properties relating to energy, natural resources or real estate, or may be involved in the film industry or research and development activities. Generally PTPs/MLPs are operated under the supervision of one or more managing partners or members. Limited partners, unit holders, or members (such as a fund that invests in a partnership) are not involved in the day-to-day management of the company. Limited partners, unit holders, or members are allocated income and capital gains associated with the partnership project in accordance with the terms of the partnership or limited liability company agreement.

At times PTPs/MLPs may potentially offer relatively high yields compared to common stocks. Because PTPs/MLPs are generally treated as partnerships or similar limited liability “pass-through” entities for tax purposes, they do not ordinarily pay income taxes, but pass their earnings on to unit holders (except in the case of some publicly traded firms that may be taxed as corporations). For tax purposes, unit holders may initially be deemed to receive only a portion of the distributions attributed to them because certain other portions may be attributed to the repayment of initial investments and may thereby lower the cost basis of the units or shares owned by unit holders. As a result, unit holders may effectively defer taxation on the receipt of some distributions until they sell their units. These tax consequences may differ for different types of entities.

Although the high yields potentially offered by these investments may be attractive, PTPs/MLPs have some disadvantages and present some risks. Investors in a partnership or limited liability company may have fewer protections under state law than do investors in a corporation. Distribution and management fees may be substantial. Losses are generally considered passive and cannot offset income other than income or gains relating to the same entity. These tax consequences may differ for different types of entities. Many PTPs/MLPs may operate in certain limited sectors such as, without limitation, energy, natural resources, and real estate, which may be volatile or subject to periodic downturns. Growth may be limited because most cash is paid out to unit holders rather than retained to finance growth. The performance of PTPs/MLPs may be partly tied to interest rates. Rising interest rates, a poor economy, or weak cash flows are among the factors that can pose significant risks for investments in PTPs/MLPs. Investments in PTPs/MLPs also may be relatively illiquid at times.

The fund may also invest in relatively illiquid securities issued by limited partnerships or limited liability companies that are not publicly traded. These securities, which may represent investments in certain areas such as real estate or private equity, may present many of the same risks of PTPs/MLPs. In addition, they may present other risks including higher management and distribution fees, uncertain cash flows, potential calls for additional capital, and very limited liquidity.

Preferred Stock

Preferred stock is a type of stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights.

The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with preferred stock include: Issuer Risk and Market Risk.

Real Estate Investment Trusts

Real estate investment trusts (REITs) are pooled investment vehicles that manage a portfolio of real estate or real estate related loans to earn profits for their shareholders. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property, such as shopping centers, nursing homes, office buildings, apartment complexes, and hotels, and derive income primarily from the

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collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs can be subject to extreme volatility due to fluctuations in the demand for real estate, changes in interest rates, and adverse economic conditions. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the tax law. The failure of a REIT to continue to qualify as a REIT for tax purposes can materially affect its value. A fund will indirectly bear its proportionate share of any expenses paid by a REIT in which it invests.

REITs often do not provide complete tax information until after the calendar year-end. Consequently, because of the delay, it may be necessary for a fund investing in REITs to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31. In the alternative, amended Forms 1099-DIV may be sent.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with REITs include: Interest Rate Risk, Issuer Risk and Market Risk.

Repurchase Agreements

Repurchase agreements may be entered into with certain banks or non-bank dealers. In a repurchase agreement, the purchaser buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the purchaser’s ability to dispose of the underlying securities.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with repurchase agreements include: Credit Risk.

Reverse Repurchase Agreements

In a reverse repurchase agreement, an investor sells a security and enters into an agreement to repurchase the security at a specified future date and price. The investor generally retains the right to interest and principal payments on the security. Since the investor receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with reverse repurchase agreements include: Credit Risk and Interest Rate Risk.

Short Sales

In short-selling transactions, a fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, a fund must borrow the security to make delivery to the buyer. A fund is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by a fund, which may result in a loss or gain to the fund, respectively. Unlike taking a long position in a security by purchasing the security, where potential losses are limited to the purchase price, short sales have no cap on maximum losses, and gains are limited to the price of the security at the time of the short sale.

Short sales of forward commitments and derivatives do not involve borrowing a security. These types of short sales may include futures, options, contracts for differences, forward contracts on financial instruments and options such as contracts, credit-linked instruments, and swap contracts.

A fund may not always be able to borrow a security it wants to sell short. A fund also may be unable to close out an established short position at an acceptable price and may have to sell long positions at disadvantageous times to cover its short positions. The value of your investment in a fund will fluctuate in response to the movements in the market. Fund performance also will depend on the effectiveness of the investment manager’s research and the management team’s investment decisions.

Short sales also involve other costs. A fund must repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. To borrow the security, a fund may be required to pay a premium. A fund also will incur transaction costs in effecting short sales. The amount of any ultimate gain for a fund resulting from a short sale will be decreased and the amount of any ultimate loss will be increased, by the amount of premiums, interest or expenses a fund may be required to pay in connection with the short sale. Until a fund closes the short position, it will earmark and reserve fund assets, in cash or liquid securities to offset a portion of the leverage risk. Realized gains from short sales are typically treated as short-term gains/losses.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with short sales include: Market Risk and Short Sales Risk.

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Sovereign Debt

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. (See also Foreign Securities.)

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt.

Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis that led to defaults and the restructuring of certain indebtedness.

Sovereign debt includes Brady Bonds, which are securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with sovereign debt include: Credit Risk and Foreign/Emerging Markets Risk.

Structured Investments

A structured investment is a security whose return is tied to an underlying index or to some other security or pool of assets. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are created and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments, such as commercial bank loans, and the issuance by that entity of one or more classes of debt obligations (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities, and interest rate provisions. The extent of the payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Structured securities are often offered in different classes. As a result, a given class of a structured security may be either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and at any given time there may be no active trading market for a particular structured security.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with structured investments include: Credit Risk and Liquidity Risk.

Swap Agreements

Swap agreements are typically individually negotiated agreements that obligate two parties to exchange payments based on a reference to a specified asset, reference rate or index. Swap agreements will tend to shift a party’s investment exposure from one type of investment to another. A swap agreement can increase or decrease the volatility of a fund’s investments and its net asset value.

Swap agreements are traded in the over-the-counter market and may be considered to be illiquid. Swap agreements entail the risk that a party will default on its payment obligations. A fund will enter into a swap agreement only if the claims-paying ability of the other party or its guarantor is considered to be investment grade by the investment manager. Generally, the unsecured senior debt or the claims-paying ability of the other party or its guarantor must be rated in one of the three highest rating categories of at least one Nationally Recognized Statistical Rating Organization (NRSRO) at the time of entering into the transaction. If there is a default by the other party to such a transaction, a fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction. In certain circumstances, a fund may seek to minimize counterparty risk by requiring the counterparty to post collateral.

Swap agreements are usually entered into without an upfront payment because the value of each party’s position is the same. The market values of the underlying commitments will change over time resulting in one of the commitments being worth more than the other and the net market value creating a risk exposure for one counterparty or the other.

Interest Rate Swaps. Interest rate swap agreements are often used to obtain or preserve a desired return or spread at a lower cost than through a direct investment in an instrument that yields the desired return or spread. They are financial instruments that involve the exchange of one type of interest rate cash flow for another type of interest rate cash flow on specified dates in

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the future. In a standard interest rate swap transaction, two parties agree to exchange their respective commitments to pay fixed or floating rates on a predetermined specified (notional) amount. The swap agreement notional amount is the predetermined basis for calculating the obligations that the swap counterparties have agreed to exchange. Under most swap agreements, the obligations of the parties are exchanged on a net basis. The two payment streams are netted out, with each party receiving or paying, as the case may be, only the net amount of the two payments. Interest rate swaps can be based on various measures of interest rates, including LIBOR, swap rates, treasury rates and other foreign interest rates.

Cross Currency Swaps. Cross currency swaps are similar to interest rate swaps, except that they involve multiple currencies. A fund may enter into a currency swap when it has exposure to one currency and desires exposure to a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. In addition to paying and receiving amounts at the beginning and termination of the agreements, both sides will also have to pay in full periodically based upon the currency they have borrowed. Change in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

Total Return Swaps. Total return swaps are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate of the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market. For example, CMBS total return swaps are bilateral financial contracts designed to replicate synthetically the total returns of commercial mortgage-backed securities. In a typical total return equity swap, payments made by the fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity security, a combination of such securities, or an index). That is, one party agrees to pay another party the return on a stock, basket of stocks, or stock index in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Total return swaps involve not only the risk associated with the investment in the underlying securities, but also the risk of the counterparty not fulfilling its obligations under the agreement.

Swaption Transaction. A swaption is an option on a swap agreement and a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms, in return for payment of the purchase price (the “premium”) of the option. The fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. The writer of the contract receives the premium and bears the risk of unfavorable changes in the market value on the underlying swap agreement.

Swaptions can be bundled and sold as a package. These are commonly called interest rate caps, floors and collars. In interest rate cap transactions, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or cap. Interest rate floor transactions require one party, in exchange for a premium to agree to make payments to the other to the extent that interest rates fall below a specified level, or floor. In interest rate collar transactions, one party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels or collar amounts.

Credit Default Swaps. Credit default swaps are contracts in which third party credit risk is transferred from one party to another party by one party, the protection buyer, making payments to the other party, the protection seller, in return for the ability of the protection buyer to deliver a reference obligation, or portfolio of reference obligations, to the protection seller upon the occurrence of certain credit events relating to the issuer of the reference obligation and receive the notional amount of the reference obligation from the protection seller. A fund may use credit default swaps for various purposes including to increase or decrease its credit exposure to various issuers. For example, as a seller in a transaction, a fund could use credit default swaps as a way of increasing investment exposure to a particular issuer’s bonds in lieu of purchasing such bonds directly. Similarly, as a buyer in a transaction, a fund may use credit default swaps to hedge its exposure on bonds that it owns or in lieu of selling such bonds. A credit default swap agreement may have as reference obligations one or more securities that are not currently held by the fund. The fund may be either the buyer or seller in the transaction. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors. As a seller, the fund generally receives an up front payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full face amount of deliverable obligations of the reference obligations that may have little or no value. If the fund is a buyer and no credit event occurs, the fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference obligation that may have little or no value.

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Credit default swap agreements can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. A fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. A fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the fund). In connection with credit default swaps in which a fund is the buyer, the fund will segregate or “earmark” cash or other liquid assets, or enter into certain offsetting positions, with a value at least equal to the fund’s exposure (any accrued but unpaid net amounts owed by the fund to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which a fund is the seller, the fund will segregate or “earmark” cash or other liquid assets, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the fund). Such segregation or “earmarking” will ensure that the fund has assets available to satisfy its obligations with respect to the transaction. Such segregation or “earmarking” will not limit the fund’s exposure to loss.

The use of swap agreements by a fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index, but also of the swap itself, without the benefit of observing the performance of the swap under all the possible market conditions. Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with swaps include: Credit Risk, Liquidity Risk and Market Risk. (For more information concerning commodity-linked swaps, please see “Derivatives-Commodity-Linked Swaps” above).

Trust-Preferred Securities

The fund may also invest in trust-preferred securities. These securities, also known as trust-issued securities, are securities that have characteristics of both debt and equity instruments and are typically treated by the funds as debt investments.

Generally, trust-preferred securities are cumulative preferred stocks issued by a trust that is created by a financial institution, such as a bank holding company. The financial institution typically creates the trust with the objective of increasing its capital by issuing subordinated debt to the trust in return for cash proceeds that are reflected on its balance sheet.

The primary asset owned by the trust is the subordinated debt issued to the trust by the financial institution, The financial institution makes periodic interest payments on the debt as discussed further below. The financial institution will subsequently own the trust’s common securities, which may typically represent a small percentage of the trust’s capital structure. The remainder of the trust’s capital structure typically consists of trust-preferred securities which are sold to investors. The trust uses the sales proceeds to purchase the subordinated debt issued by the financial institution. The financial institution uses the proceeds from the subordinated debt sale to increase its capital while the trust receives periodic interest payments from the financial institution for holding the subordinated debt.

The trust uses the interest received to make dividend payments to the holders of the trust-preferred securities. The dividends are generally paid on a quarterly basis and are often higher than other dividends potentially available on the financial institution’s common stocks. The interests of the holders of the trust-preferred securities are senior to those of common stockholders in the event that the financial institution is liquidated, although their interests are typically subordinated to those of other holders of other debt issued by the institution.

The primary benefit for the financial institution in using this particular structure is that the trust-preferred securities issued by the trust are treated by the financial institution as debt securities for tax purposes (as a consequence of which the expense of paying interest on the securities is tax deductible), but are treated as more desirable equity securities for purposes of the calculation of capital requirements.

In certain instances, the structure involves more than one financial institution and thus, more than one trust. In such a pooled offering, an additional separate trust may be created. This trust will issue securities to investors and use the proceeds to purchase the trust-preferred securities issued by other trust subsidiaries of the participating financial institutions. In such a structure, the trust-preferred securities held by the investors are backed by other trust-preferred securities issued by the trust subsidiaries.

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The risks associated with trust-preferred securities typically include the financial condition of the financial institution(s), as the trust typically has no business operations other than holding the subordinated debt issued by the financial institution(s) and issuing the trust-preferred securities and common stock backed by the subordinated debt. If a financial institution is financially unsound and defaults on interest payments to the trust, the trust will not be able to make dividend payments to holders of the trust-preferred securities such as the fund.

U.S. Government and Related Obligations

U.S. Government obligations include U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. Government or by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. Government differ in their interest rates, maturities and time of issuance, as well as with respect to whether they are guaranteed by the U.S. Government. U.S. Government and related obligations may be structured as fixed-, variable- or floating-rate obligations.

U.S. Government obligations also include senior unsecured debt securities issued between October 14, 2008 and June 30, 2009 by eligible issuers (including U.S. depository institutions insured by the FDIC (and certain affiliates), U.S. bank holding companies and certain U.S. savings and loan holding companies) that are guaranteed by the FDIC under its Temporary Liquidity Guarantee Program (the “TLGP”). The FDIC’s guarantee under the TLGP will expire upon the earlier of (i) maturity of such security or (ii) June 30, 2012. It is the view of the FDIC and the staff of the Securities and Exchange Commission that any debt security that is guaranteed by the FDIC under the TLGP and that has a maturity that ends on or before June 30, 2012 would be a security exempt from registration under Section 3(a)(2) of the Securities Act of 1933 because such security would be fully and unconditionally guaranteed by the FDIC.

Investing in securities guaranteed under the TLGP is subject to certain risks. Given that there is a limited track record for securities guaranteed under the TLGP, it is uncertain whether such securities will continue to trade in line with recent experience in relation to treasury and government agency securities in terms of yield spread and the volatility of such spread and it is uncertain how such securities will trade in the secondary market and whether that market will be liquid or illiquid. The TLGP program is subject to change. In order to collect from the FDIC under the TLGP, a claims process must be followed. Failure to follow the claims process could result in a loss to the right to payment under the guarantee. In addition, guarantee payments by the FDIC under the TLGP may be delayed.

Investing in U.S. Government and related obligations is subject to certain risks. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency or instrumentality and, as a result, may be subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Obligations of U.S. Government agencies, authorities, instrumentalities and sponsored enterprises historically have involved limited risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. Government can or would provide financial support to any of these entities, including whether or not the U.S. Government is obligated to do so by law.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with agency and government securities include: Credit Risk, Inflation Risk, Interest Rate Risk, Prepayment and Extension Risk, and Reinvestment Risk.

Variable- or Floating-Rate Securities

Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (daily, monthly, semiannually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. Variable- or floating-rate securities frequently include a demand feature enabling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time. Some securities that do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics. Variable-rate demand notes include master demand notes that are obligations that permit the investor to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the investor as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days’ notice to the holders of such obligations. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded. There generally is not an established secondary market for these obligations. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the lender’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and may involve heightened risk of default by the issuer.

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Although one or more of the other risks described in this SAI may apply, the largest risks associated with variable- or floating-rate securities include: Credit Risk.

Warrants

Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights and they do not represent any rights in the assets of the issuer. Warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date, if any.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with warrants include: Market Risk.

When-Issued Securities and Forward Commitments

When-issued securities and forward commitments involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Normally, the settlement date occurs within 45 days of the purchase although in some cases settlement may take longer. The investor does not pay for the securities or receive dividends or interest on them until the contractual settlement date. Such instruments involve the risk of loss if the value of the security to be purchased declines prior to the settlement date and the risk that the security will not be issued as anticipated. If the security is not issued as anticipated, a fund may lose the opportunity to obtain a price and yield considered to be advantageous.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with when-issued securities and forward commitments include: Credit Risk.

Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities

These securities are debt obligations that do not make regular cash interest payments (see also Debt Obligations). Zero-coupon and step-coupon securities are sold at a deep discount to their face value because they do not pay interest until maturity. Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current cash income, the price of these securities can be extremely volatile when interest rates fluctuate. See Appendix A for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with zero-coupon, step-coupon, and pay-in-kind securities include: Credit Risk and Interest Rate Risk.

A fund cannot issue senior securities but this does not prohibit certain investment activities for which assets of the fund are set aside, or margin, collateral or escrow arrangements are established, to cover the related obligations. Examples of those activities include borrowing money, delayed-delivery and when-issued securities transactions, and contracts to buy or sell options, derivatives, and hedging instruments.

Securities Transactions

Except as otherwise noted, the description of policies and procedures in this section also applies to any fund subadviser. Subject to policies set by the Board, as well as the terms of the investment management services agreements, and subadviser agreements, as applicable, the investment manager or subadviser is authorized to determine, consistent with a fund’s investment objective and policies, which securities will be purchased, held, or sold. In determining where the buy and sell orders are to be placed, the investment manager and subadvisers have been directed to use best efforts to obtain the best available price and the most favorable execution except where otherwise authorized by the Board.

Each fund, the investment manager, any subadviser and Columbia Management Investment Distributors, Inc. (principal underwriter and distributor of the funds) has a strict Code of Ethics that prohibits affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for the fund.

A fund’s securities may be traded on an agency basis with brokers or dealers or on a principal basis with dealers. In an agency trade, the broker-dealer generally is paid a commission. In a principal trade, the investment manager will trade directly with the issuer or with a dealer who buys or sells for its own account, rather than acting on behalf of another client. The investment manager may pay the dealer a commission or instead, the dealer’s profit, if any, is the difference, or spread, between the dealer’s purchase and sale price for the security.

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Broker-Dealer Selection

In selecting broker-dealers to execute transactions, the investment manager and each subadviser will consider from among such factors as the ability to minimize trading costs, trading expertise, infrastructure, ability to provide information or services, financial condition, confidentiality, competitiveness of commission rates, evaluations of execution quality, promptness of execution, past history, ability to prospect for and find liquidity, difficulty of trade, security’s trading characteristics, size of order, liquidity of market, block trading capabilities, quality of settlement, specialized expertise, overall responsiveness, willingness to commit capital and research services provided.

The Board has adopted a policy prohibiting the investment manager, or any subadviser, from considering sales of shares of the funds as a factor in the selection of broker-dealers through which to execute securities transactions.

On a periodic basis, the investment manager makes a comprehensive review of the broker-dealers and the overall reasonableness of their commissions, including review by an independent third-party evaluator. The review evaluates execution, operational efficiency, and research services.

Commission Dollars

Broker-dealers typically provide a bundle of services including research and execution of transactions. The research provided can be either proprietary (created and provided by the broker-dealer) or third party (created by a third party but provided by the broker-dealer). Consistent with the interests of the fund, the investment manager and each subadviser may use broker-dealers who provide both types of research products and services in exchange for commissions, known as “soft dollars,” generated by transactions in fund accounts.

The receipt of research and brokerage products and services is used by the investment manager, and by each subadviser, to the extent it engages in such transactions, to supplement its own research and analysis activities, by receiving the views and information of individuals and research staffs of other securities firms, and by gaining access to specialized expertise on individual companies, industries, areas of the economy and market factors. Research and brokerage products and services may include reports on the economy, industries, sectors and individual companies or issuers; statistical information; accounting and tax law interpretations; political analyses; reports on legal developments affecting portfolio securities; information on technical market actions; credit analyses; on-line quotation systems; risk measurement; analyses of corporate responsibility issues; on-line news services; and financial and market database services. Research services may be used by the investment manager in providing advice to multiple accounts, including the funds (or by any subadviser to any other client of the subadviser) even though it is not possible to relate the benefits to any particular account or fund.

On occasion, it may be desirable to compensate a broker for research services or for brokerage services by paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge. The Board has adopted a policy authorizing the investment manager to do so, to the extent authorized by law, if the investment manager or subadviser determines, in good faith, that such commission is reasonable in relation to the value of the brokerage or research services provided by a broker or dealer, viewed either in the light of that transaction or the investment manager’s or subadviser’s overall responsibilities with respect to a fund and the other funds or accounts for which it acts as investment manager (or by any subadviser to any other client of that subadviser).

As a result of these arrangements, some portfolio transactions may not be effected at the lowest commission, but overall execution may be better. The investment manager and each subadviser have represented that under its procedures the amount of commission paid will be reasonable and competitive in relation to the value of the brokerage services and research products and services provided.

The investment manager or a subadviser may use step-out transactions. A “step-out” is an arrangement in which the investment manager or subadviser executes a trade through one broker-dealer but instructs that broker-dealer to step-out all or a part of the trade to another broker-dealer. The second broker-dealer will clear and settle, and receive commissions for, the stepped-out portion. The investment manager or subadviser may receive research products and services in connection with step-out transactions.

Use of fund commissions may create potential conflicts of interest between the investment manager or subadviser and a fund. However, the investment manager and each subadviser has policies and procedures in place intended to mitigate these conflicts and ensure that the use of fund commissions falls within the “safe harbor” of Section 28(e) of the Securities Exchange Act of 1934. Some products and services may be used for both investment decision-making and non-investment decision-making purposes (“mixed use” items). The investment manager and each subadviser, to the extent it has mixed use items, has procedures in place to assure that fund commissions pay only for the investment decision-making portion of a mixed-use item.

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Affiliate Transactions

Subject to applicable legal and regulatory requirements, the fund may enter into transactions in which Ameriprise Financial and/or its affiliates, or companies that are deemed to be affiliates of the fund (e.g., due to, among other factors, their or their affiliates’ ownership or control of shares of the fund) may have an interest that potentially conflicts with the interests of the fund. For example, an affiliate of Ameriprise Financial may sell securities to the fund from an offering in which it is an underwriter or from securities that it owns as a dealer, subject to applicable legal and regulatory requirements. Applicable legal and regulatory requirements also may prevent the fund from engaging in transactions with an affiliate of the fund, which may include Ameriprise Financial and its affiliates, or from participating in an investment opportunity in which an affiliate of the fund participates.

Trade Aggregation and Allocation

Generally, orders are processed and executed in the order received. When a fund buys or sells the same security as another portfolio, fund, or account, the investment manager or subadviser carries out the purchase or sale pursuant to policies and procedures designed in such a way believed to be fair to the fund. Purchase and sale orders may be combined or aggregated for more than one account if it is believed it would be consistent with best execution. Aggregation may reduce commission costs or market impact on a per-share and per-dollar basis, although aggregation may have the opposite effect. There may be times when not enough securities are received to fill an aggregated order, including in an initial public offering, involving multiple accounts. In that event, the investment manager and each subadviser has policies and procedures designed in such a way believed to result in a fair allocation among accounts, including the fund.

From time to time, different portfolio managers with the investment manager may make differing investment decisions related to the same security. However, with certain exceptions for funds managed using strictly quantitative methods, a portfolio manager or portfolio management team may not sell a security short if the security is owned in another portfolio managed by that portfolio manager or portfolio management team. On occasion, a fund may purchase and sell a security simultaneously in order to profit from short-term price disparities.

Certain Investment Limitations

From time to time, the investment manager or subadviser for a fund and their respective affiliates (“adviser group”) will be trading in the same securities or be deemed to beneficially hold the same securities. Due to regulatory and other restrictions or limits in various countries or industry- or issuer-specific restrictions or limitations (e.g., poison pills) that restrict the amount of securities or other investments of an issuer that may be held on an aggregate basis by an adviser group, a fund may be limited or prevented from acquiring securities of an issuer that the fund’s adviser may otherwise prefer to purchase. For example, many countries limit the amount of outstanding shares that may be held in a local bank by an adviser group. In these circumstances, a fund may be limited or prevented from purchasing additional shares of a bank if the purchase would put the adviser group over the regulatory limit when the adviser group’s holdings are combined together or with the holdings of the funds’ affiliates, even if the purchases alone on behalf of a specific fund would not be in excess of such limit. Additionally, regulatory and other applicable limits are complex and vary significantly, including, among others, from country to country, industry to industry and issuer to issuer. However, given the complexity of these limits, a fund’s adviser may inadvertently breach these limits, and a fund may be required to sell securities of an issuer in order to be in compliance with such limits even if the fund’s adviser may otherwise prefer to continue to hold such securities. At certain times, the funds may be restricted in their investment activities because of relationships an affiliate of the fund’s, which may include Ameriprise Financial and its affiliates, may have with the issuers of securities.

The investment manager has portfolio management teams in its multiple geographic locations that may share research information regarding leveraged loans. The investment manager operates separate and independent trading desks in these locations for the purpose of purchasing and selling leveraged loans. As a result, the investment manager does not aggregate orders in leveraged loans across portfolio management teams. For example, funds and other client accounts being managed by these portfolio management teams may purchase and sell the same leveraged loan in the secondary market on the same day at different times and at different prices. There is also the potential for a particular account or group of accounts, including a fund, to forego an opportunity or to receive a different allocation (either larger or smaller) than might otherwise be obtained if the investment manager were to aggregate trades in leveraged loans across the portfolio management teams. Although the investment manager does not aggregate orders in leveraged loans across its portfolio management teams in the multiple geographic locations, it operates in this structure subject to its duty to seek best execution.

The following table shows total brokerage commissions paid in the last three fiscal periods. Substantially all firms through whom transactions were executed provide research services. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Statement of Additional Information – October 1, 2012	Page 55

Table 4. Total Brokerage Commissions

Total Brokerage Commissions
Fund	2012		2011		2010
For funds with fiscal period ending January 31
Columbia Income Builder Fund	$0		$0		$0
Columbia Portfolio Builder Aggressive	62		0		0
Columbia Portfolio Builder Conservative	35		0		0
Columbia Portfolio Builder Moderate	152		0		0
Columbia Portfolio Builder Moderate Aggressive	124		0		0
Columbia Portfolio Builder Moderate Conservative	55		0		0
For funds with fiscal period ending February 29
Columbia Equity Value(a)	197,812		317,997		357,285
For funds with fiscal period ending April 30
Columbia 120/20 Contrarian Equity	7,094		20,388		26,985
Columbia Recovery and Infrastructure	532,746		329,036		527,728
For funds with fiscal period ending May 31
Columbia Absolute Return Emerging Markets Macro	0		0	(b)	N/A
Columbia Absolute Return Enhanced Multi-Strategy	284,730		9,476	(c)	N/A
Columbia Absolute Return Multi-Strategy	310,593		10,136	(c)	N/A
Columbia Active Portfolios – Diversified Equity Income	13,137	(d)	N/A		N/A
Columbia Commodity Strategy	0	(e)	N/A		N/A
Columbia Diversified Equity Income(f)	2,126,944		2,004,161		2,243,590
Columbia Dividend Opportunity(g)	2,275,856		2,031,035		402,958
Columbia Flexible Capital Income	30,081	(e)	N/A		N/A
Columbia High Yield Bond	1,511		0		0
Columbia Mid Cap Value Opportunity(h)	1,393,564		1,541,840		2,620,808
Columbia Multi-Advisor Small Cap Value	581,919		553,603		749,980
Columbia Select Large-Cap Value(i)	249,073		256,531		180,393
Columbia Select Smaller-Cap Value(j)	148,704		284,794		163,708
Columbia Seligman Communications and Information(k)	5,967,910		5,767,423		9,167,229
Columbia U.S. Government Mortgage	70,649		17,660		9,489
	2011		2010		2009
For funds with fiscal period ending July 31
Columbia Floating Rate	0		0		12,760
Columbia Income Opportunities	0		0		0
Columbia Inflation Protected Securities	40,902		43,426		17,762
Columbia Large Core Quantitative	756,280		2,806,058		2,084,675
Columbia Limited Duration Credit	28,296		8,523		4,188
Columbia Money Market	0		0		0
For funds with fiscal period ending August 31
Columbia Diversified Bond	206,112		121,666		95,997
Columbia Marsico Flexible Capital	274,651	(l)	N/A		N/A
Columbia Minnesota Tax-Exempt	824		1,077		0
For funds with fiscal period ending September 30
Columbia Large Growth Quantitative	192,755		459,328		649,261
Columbia Large Value Quantitative	123,762		301,600		378,324
Columbia Strategic Allocation	426,809		1,004,079		1,248,108

Statement of Additional Information – October 1, 2012	Page 56

Total Brokerage Commissions
Fund	2011	2010	2009
For funds with fiscal period ending October 31
Columbia Absolute Return Currency and Income	$0	$0	$0
Columbia Asia Pacific ex-Japan	964,616	677,863	41,731	(m)
Columbia Emerging Markets Bond	0	0	0
Columbia Emerging Markets Opportunity	2,189,748	2,031,496	2,108,103
Columbia European Equity	601,158	189,148	189,286
Columbia Frontier	409,138	469,635	157,476
Columbia Global Bond	18,259	3,201	7,292
Columbia Global Equity	673,331	556,835	581,962
Columbia Global Extended Alpha	14,136	20,490	11,397
Columbia Multi-Advisor International Value	630,524	722,370	959,077
Columbia Seligman Global Technology	1,304,433	1,556,216	1,319,806
For funds with fiscal period ending November 30
Columbia AMT-Free Tax-Exempt Bond	132	3,261	315
Columbia Government Money Market(n)	0	0	0
Columbia Mid Cap Growth Opportunity	3,145,406	2,758,365	2,752,727

(a)	The fund changed its fiscal year end in 2012 from March 31 to Feb. 29. For the fiscal year ended 2012, the information shown is for the period from April 1, 2011 to Feb. 29, 2012. For fiscal years ended 2011 and 2010, the information shown is from April 1, 2010 to March 31, 2011 and April 1, 2009 to March 31, 2010, respectively.

(b)	For the period from April 7, 2011 (commencement of operations) to May 31, 2011.

(c)	For the period from March 31, 2011 (commencement of operations) to May 31, 2011.

(d)	For the period from April 20, 2012 (commencement of operations) to May 31, 2012.

(e)	For the period from July 28, 2011 (commencement of operations) to May 31, 2012.

(f)	The fund changed its fiscal year end in 2012 from Sept. 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from Oct. 1, 2011 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Oct. 1, 2010 to Sept. 30, 2011 and Oct. 1, 2009 to Sept. 30, 2010, respectively. The brokerage commissions paid for the fiscal year from Oct. 1, 2008 to Sept. 30, 2009 were $4,728,940.

(g)	The fund changed its fiscal year end in 2012 from June 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from July 1, 2011 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from July 1, 2010 to June 30, 2011 and July 1, 2009 to June 30, 2010, respectively. The brokerage commissions paid for the fiscal year from July 1, 2008 to June 30, 2009 were $673,569.

(h)	The fund changed its fiscal year end in 2012 from Sept. 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from Oct. 1, 2011 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Oct. 1, 2010 to Sept. 30, 2011 and Oct. 1, 2009 to Sept. 30, 2010, respectively. The brokerage commissions paid for the fiscal year from Oct. 1, 2008 to Sept. 30, 2009 were $2,601,029.

(i)	The fund changed its fiscal year end in 2012 from Dec. 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from Jan. 1, 2012 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Jan. 1, 2011 to Dec. 31, 2011 and Jan. 1, 2010 to Dec. 31, 2010, respectively. The brokerage commissions paid for the fiscal year from Jan. 1, 2009 to Dec. 31, 2009 were $206,322.

(j)	The fund changed its fiscal year end in 2012 from Dec. 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from Jan. 1, 2012 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Jan. 1, 2011 to Dec. 31, 2011 and Jan. 1, 2010 to Dec. 31, 2010, respectively. The brokerage commissions paid for the fiscal year from Jan. 1, 2009 to Dec. 31, 2009 were $123,904.

(k)	The fund changed its fiscal year end in 2012 from Dec. 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from Jan. 1, 2012 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Jan. 1, 2011 to Dec. 31, 2011 and Jan. 1, 2010 to Dec. 31, 2010, respectively. The brokerage commissions paid for the fiscal year from Jan. 1, 2009 to Dec. 31, 2009 were $12,482,079.

(l)	For the period from Sept. 28, 2010 (when shares became publicly available) to Aug. 31, 2011.

(m)	For the period from July 15, 2009 (when shares became publicly available) to Oct. 31, 2009.

(n)	The fund changed its fiscal year end in 2011 from Dec. 31 to Nov. 30. For the fiscal year ended 2011, the information shown is for the period from Jan. 1, 2011 to Nov. 30, 2011. For fiscal years ended 2010 and 2009, the information shown is from Jan. 1, 2010 to Dec. 31, 2010 and Jan. 1, 2009 to Dec. 31, 2009, respectively.

Statement of Additional Information – October 1, 2012	Page 57

For the last fiscal period, transactions were specifically directed to firms in exchange for research services as shown in the following table. The table also shows portfolio turnover rates for the last two fiscal periods. Higher turnover rates may result in higher brokerage expenses and taxes. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 5. Brokerage Directed for Research and Turnover Rates

	Brokerage directed for research*				Turnover rates
	Amount of transactions		Amount of commissions imputed or paid
Fund					2012		2011
For funds with fiscal period ending January 31
Columbia Income Builder Fund	$0	(a)	$0	(a)	31%		28%
Columbia Portfolio Builder Aggressive	0	(a)	0	(a)	83		10
Columbia Portfolio Builder Conservative	0	(a)	0	(a)	88		16
Columbia Portfolio Builder Moderate	0	(a)	0	(a)	58		9
Columbia Portfolio Builder Moderate Aggressive	0	(a)	0	(a)	85		11
Columbia Portfolio Builder Moderate Conservative	0	(a)	0	(a)	88		15
For funds with fiscal period ending February 29
Columbia Equity Value(b)	126,148,364		93,362		21		37
For funds with fiscal period ending April 30
Columbia 120/20 Contrarian Equity	2,021,685		1,084		1		28
Columbia Recovery and Infrastructure	326,659,922		271,698		30		17
For funds with fiscal period ending May 31
Columbia Absolute Return Emerging Markets Macro	0		0		285		5	(c)
Columbia Absolute Return Enhanced Multi-Strategy	0		0		154		11	(d)
Columbia Absolute Return Multi-Strategy	0		0		132		16	(d)
Columbia Active Portfolios – Diversified Equity Income	0	(e)	0	(e)	3	(e)	N/A
Columbia Commodity Strategy	0	(f)	0	(f)	0	(f)	N/A
Columbia Diversified Equity Income(g)	1,318,015,777		1,068,678		16		36
Columbia Dividend Opportunity(h)	1,120,834,058		936,778		28		105
Columbia Flexible Capital Income	0	(f)	0	(f)	36	(f)	N/A
Columbia High Yield Bond	0		0		76		96
Columbia Mid Cap Value Opportunity(i)	567,421,295		487,011		28		46
Columbia Multi-Advisor Small Cap Value	39,426,210		47,554		66		54
Columbia Select Large-Cap Value(j)	38,035,337		49,956		5		14
Columbia Select Smaller-Cap Value(k)	4,946,731		5,353		3		18
Columbia Seligman Communications and Information(l)	1,397,704,343		1,530,592		38		66
Columbia U.S. Government Mortgage	0		0		545		465	(m)
					2011		2010
For funds with fiscal period ending July 31
Columbia Floating Rate	0		0		69		68
Columbia Income Opportunities	0		0		84		86
Columbia Inflation Protected Securities	0		0		99		177	(n)
Columbia Large Core Quantitative	489,539,192		523,558		57		75
Columbia Limited Duration Credit	0		0		104		101
Columbia Money Market	0		0		N/A		N/A
For funds with fiscal period ending August 31
Columbia Diversified Bond	0		0		373	%(m)	420	%(m)
Columbia Marsico Flexible Capital	47,297,681	(o)	69,638	(o)	214	(o)	N/A
Columbia Minnesota Tax-Exempt	0		0		22		21

Statement of Additional Information – October 1, 2012	Page 58

	Brokerage directed for research*		Turnover rates
	Amount of transactions	Amount of commissions imputed or paid
Fund			2011		2010
For funds with fiscal period ending September 30
Columbia Large Growth Quantitative	$62,651,951	$28,140	57%		98%
Columbia Large Value Quantitative	10,467,526	6,688	90		99
Columbia Strategic Allocation	31,882,191	29,292	142	(m)	114	(m)
For funds with fiscal period ending October 31
Columbia Absolute Return Currency and Income	0	0	0		0
Columbia Asia Pacific ex-Japan	304,483,810	739,026	63		21
Columbia Emerging Markets Bond	0	0	24		38
Columbia Emerging Markets Opportunity	872,582,384	1,971,568	84		96
Columbia European Equity	369,334,680	491,283	121		115
Columbia Frontier	91,182,948	170,801	72		160
Columbia Global Bond	0	0	57		62
Columbia Global Equity	267,373,578	445,980	44		54
Columbia Global Extended Alpha	5,530,637	9,225	59		128
Columbia Multi-Advisor International Value	351,060,691	197,794	21		34
Columbia Seligman Global Technology	243,433,672	328,237	95		111
For funds with fiscal period ending November 30
Columbia AMT-Free Tax-Exempt Bond	N/A	N/A	30		23
Columbia Government Money Market	N/A	N/A	N/A		N/A
Columbia Mid Cap Growth Opportunity	1,232,323,357	1,091,832	157		96

*	Reported numbers include third party soft dollar commissions and portfolio manager directed commissions directed for research. Columbia Management also receives proprietary research from brokers, but these amounts have not been included in the table.

(a)	The underlying funds may have directed transactions to firms in exchange for research services.

(b)	The fund changed its fiscal year end in 2012 from March 31 to Feb. 29. For the fiscal year ended 2012, the information shown is for the period from April 1, 2011 to Feb. 29, 2012. For fiscal year ended 2011, the information shown is from April 1, 2010 to March 31, 2011.

(c)	For the period from April 7, 2011 (commencement of operations) to May 31, 2011.

(d)	For the period from March 31, 2011 (commencement of operations) to May 31, 2011.

(e)	For the period from April 20, 2012 (commencement of operations) to May 31, 2012.

(f)	For the period from July 28, 2011 (commencement of operations) to May 31, 2012.

(g)	The fund changed its fiscal year end in 2012 from Sept. 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from Oct. 1, 2011 to May 31, 2012. For the fiscal year ended 2011, the information shown is from Oct. 1, 2010 to Sept. 30, 2011. For the fiscal year from Oct. 1, 2010 to Sept. 30, 2011, the brokerage directed for research was $1,303,111,531, the amount of commissions imputed or paid was $881,904 and for the fiscal year from Oct. 1, 2009 to Sept. 30, 2010, the turnover rate was 34%.

(h)	The fund changed its fiscal year end in 2012 from June 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from July 1, 2011 to May 31, 2012. For the fiscal year ended 2011, the information shown is from July 1, 2010 to June 30, 2011. For the fiscal year from July 1, 2010 to June 30, 2011, the brokerage directed for research was $1,796,943,593, the amount of commissions imputed or paid was $869,624 and for the fiscal year from July 1, 2009 to June 30, 2010, the turnover rate was 23%.

(i)	The fund changed its fiscal year end in 2012 from Sept. 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from Oct. 1, 2011 to May 31, 2012. For the fiscal year ended 2011, the information shown is from Oct. 1, 2010 to Sept. 30, 2011. For the fiscal year from Oct. 1, 2010 to Sept. 30, 2011, the brokerage directed for research was $662,374,265, the amount of commissions imputed or paid was $509,994 and for the fiscal year from Oct. 1, 2009 to Sept. 30, 2010, the turnover rate was 50%.

(j)	The fund changed its fiscal year end in 2012 from Dec. 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from Jan. 1, 2012 to May 31, 2012. For the fiscal year ended 2011, the information shown is from Jan. 1, 2011 to Dec. 31, 2011. For the fiscal year from Jan. 1, 2011 to Dec. 31, 2011, the brokerage directed for research was $61,827,585, the amount of commissions imputed or paid was $72,900 and for the fiscal year from Jan. 1, 2010 to Dec. 31, 2010, the turnover rate was 12%.

(k)	The fund changed its fiscal year end in 2012 from Dec. 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from Jan. 1, 2012 to May 31, 2012. For the fiscal year ended 2011, the information shown is from Jan. 1, 2011 to Dec. 31, 2011. For the fiscal year from Jan. 1, 2011 to Dec. 31, 2011, the brokerage directed for research was $21,071,813, the amount of commissions imputed or paid was $29,679 and for the fiscal year from Jan. 1, 2010 to Dec. 31, 2010, the turnover rate was 5%.

(l)

The fund changed its fiscal year end in 2012 from Dec. 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from Jan. 1, 2012 to May 31, 2012. For the fiscal year ended 2011, the information shown is from Jan. 1, 2011 to Dec. 31, 2011. For the

Statement of Additional Information – October 1, 2012	Page 59

fiscal year from Jan. 1, 2011 to Dec. 31, 2011, the brokerage directed for research was $1,331,817,185, the amount of commissions imputed or paid was $1,786,802 and for the fiscal year from Jan. 1, 2010 to Dec. 31, 2010, the turnover rate was 105%.

(m)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been: 285% and 253% for Columbia U.S. Government Mortgage Fund for the fiscal periods ended May 31, 2012 and 2011, respectively; 245% and 229% for Columbia Diversified Bond for the fiscal periods ended Aug. 31, 2011 and 2010, respectively; and 131% and 113% for Columbia Strategic Allocation Fund for the fiscal periods ended Sept. 30, 2011 and 2010, respectively.

(n)	A significant portion of the turnover was the result of “roll” transactions in liquid derivatives and Treasury securities. In the derivative transactions, positions in expiring contracts are liquidated and simultaneously replaced with positions in new contracts with equivalent characteristics. In the Treasury transactions, existing holdings are sold to purchase newly issued securities with slightly longer maturity dates. Although these transactions affect the turnover rate of the portfolio, they do not change the risk exposure or result in material transaction costs. The remaining turnover resulted from strategic reallocations and relative value trading. After transaction costs, this activity is expected to enhance the returns on the fund.

(o)	For the period from Sept. 28, 2010 (when shares became publicly available) to Aug. 31, 2011.

As of the end of the most recent fiscal period, the fund held securities of its regular brokers or dealers or of the parent of those brokers or dealers that derived more than 15% of gross revenue from securities-related activities as presented below. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 6. Securities of Regular Brokers or Dealers

Fund	Issuer	Value of securities owned at end of fiscal period
For funds with fiscal period ending January 31
Columbia Income Builder Fund	None	N/A
Columbia Portfolio Builder Aggressive	None	N/A
Columbia Portfolio Builder Conservative	None	N/A
Columbia Portfolio Builder Moderate	None	N/A
Columbia Portfolio Builder Moderate Aggressive	None	N/A
Columbia Portfolio Builder Moderate Conservative	None	N/A
For funds with fiscal period ending February 29
Columbia Equity Value	Citigroup, Inc.	$3,292,116
	The Goldman Sachs Group, Inc.	15,663,991
	JPMorgan Chase & Co.	23,083,793
	Morgan Stanley	4,471,273
For funds with fiscal period ending April 30
Columbia 120/20 Contrarian Equity	The Goldman Sachs Group, Inc.	547,423
Columbia Recovery and Infrastructure	None	N/A
For funds with fiscal period ending May 31
Columbia Absolute Return Emerging Markets Macro	None	N/A
Columbia Absolute Return Enhanced Multi-Strategy	Citigroup, Inc.	87,854
	Franklin Resources, Inc.	297,730
	The Goldman Sachs Group, Inc.	91,202
	JPMorgan Chase & Co.	501,062
	Knight Capital Group, Inc.	143,237
	PNC Financial Services Group, Inc.	207,292
Columbia Absolute Return Multi-Strategy	Citigroup, Inc.	195,405
	Franklin Resources, Inc.	676,087
	The Goldman Sachs Group, Inc.	205,181
	JPMorgan Chase & Co.	1,131,940
	Knight Capital Group, Inc.	334,219
	PNC Financial Services Group, Inc.	466,485
Columbia Active Portfolios – Diversified Equity Income	Citigroup, Inc.	2,793,783
	The Goldman Sachs Group, Inc.	8,401,886
	JPMorgan Chase & Co.	13,778,963
	The Goldman Sachs Group, Inc.	7,317,210

Statement of Additional Information – October 1, 2012	Page 60

Fund	Issuer	Value of securities owned at end of fiscal period
Columbia Commodity Strategy	None	N/A
Columbia Diversified Equity Income	Citigroup, Inc.	$14,243,876
	Goldman Sachs Group Absolute Trigger Mandatory Exchangeable Notes	39,760,413
	The Goldman Sachs Group, Inc.	34,225,287
	JPMorgan Chase & Co.	49,499,060
Columbia Dividend Opportunity	Goldman Sachs Group, Inc. Mandatory Exchangeable Notes	115,982,949
	JPMorgan Chase & Co.	62,444,158
	JPMorgan Chase & Co. Mandatory Exchangeable Notes	85,145,862
Columbia Flexible Capital Income	Citigroup, Inc.	970,255
	JPMorgan Chase & Co.	878,475
Columbia High Yield Bond	E*TRADE Financial Corp.	12,304,178
	Nuveen Investments, Inc.	3,834,643
Columbia Mid Cap Value Opportunity	None	N/A
Columbia Multi-Advisor Small Cap Value	E*TRADE Financial Corp.	1,613,100
	Eaton Vance Corp.	1,472,570
	Knight Capital Group, Inc.	345,047
Columbia Select Large-Cap Value	Citigroup, Inc.	12,327,150
	JPMorgan Chase & Co.	20,553,000
	Morgan Stanley	10,354,000
Columbia Select Smaller-Cap Value	None	N/A
Columbia Seligman Communications and Information	None	N/A
Columbia U.S. Government Mortgage	Bear Stearns Asset Backed Securities Trust	72,645
	ChaseFlex Trust	10,776,852
	Cititgroup Mortgage Loan Trust, Inc.	21,010,204
	Credit Suisse Mortgage Capital Certificates	15,942,438
	CS First Boston Mortgage Securities Corp.	16,443,084
	Jefferies & Co., Inc.	7,156,953
	JPMorgan Reremic	2,044,081
	Morgan Stanley ABS Capital I	125,400
	Morgan Stanley Capital I	2,780,713
	Morgan Stanley Reremic	8,560,000
For funds with fiscal period ending July 31
Columbia Floating Rate	Nuveen Floating Rate Income Opportunity Fund	452,103
	Nuveen Investments	537,687
Columbia Income Opportunities	E*TRADE Financial	27,605,475
	Nuveen Investments, Inc.	239,775
Columbia Inflation Protected Securities	Bear Stearns Commercial Mortgage Securities	1,693,274
	Credit Suisse Mortgage Capital Certificates	449,200
	GS Mortgage Securities Corp. II	426,972
	JPMorgan Chase Commercial Mortgage Securities	1,595,079
	JPMorgan Mortgage Trust	2,665,822
	JPMorgan Reremic	1,537,745
	LB-UBS Commercial Mortgage Trust	3,604,576
	Morgan Stanley Capital I	2,727,417
	Morgan Stanley Reremic Trust	8,693,584

Statement of Additional Information – October 1, 2012	Page 61

Fund	Issuer	Value of securities owned at end of fiscal period
Columbia Large Core Quantitative	Citigroup	$16,537,619
	Franklin Resources, Inc.	60,510,533
	JPMorgan Chase & Co.	104,845,793
Columbia Limited Duration Credit	Citigroup, Inc.	7,065,669
	The Goldman Sachs Group, Inc.	10,604,293
	JPMorgan Chase & Co.	10,540,237
	Morgan Stanley	9,279,054
Columbia Money Market	None	N/A
For funds with fiscal period ending August 31
Columbia Diversified Bond	Bear Stearns Asset-Backed Securities Trust	1,767,231
	Bear Stearns Commercial Mortgage Securities	58,397,687
	Citigroup Commercial Mortgage Trust	23,107,342
	Citigroup/Deutsche Bank Commercial Mortgage Trust	40,162,540
	Credit Suisse Mortgage Capital Certificates	20,673,328
	Credit Suisse First Boston Mortgage Securities Corp.	28,646,997
	E*TRADE Financial Corp.	1,253,300
	Eaton Vance Corp.	4,007,330
	GS Mortgage Securities Corp. II	49,115,702
	JPMorgan Chase Commercial Mortgage Securities	143,699,375
	JPMorgan Mortgage Acquisition Corp.	2,407,862
	JPMorgan Alternative Loan Trust	3,648,839
	Merrill Lynch & Co., Inc.	9,253,518
	Merrill Lynch Mortgage Trust	91,087
	Morgan Stanley Capital I	39,741,928
	Morgan Stanley, Dean Witter Capital I	4,092,833
	Morgan Stanley Reremic Trust	60,288,854
	Nuveen Investments, Inc.	178,525
	PNC Financial Services Group, Inc.	8,963,650
Columbia Marsico Flexible Capital	None	N/A
Columbia Minnesota Tax-Exempt	None	N/A
For funds with fiscal period ending September 30
Columbia Large Growth Quantitative	Franklin Resources, Inc.	4,374,382
Columbia Large Value Quantitative	Citigroup, Inc.	3,024,415
	Franklin Resources, Inc.	114,194
	JPMorgan Chase & Co.	11,352,831
	PNC Financial Services Group, Inc.	1,484,252

Statement of Additional Information – October 1, 2012	Page 62

Fund	Issuer	Value of securities owned at end of fiscal period
Columbia Strategic Allocation	Affiliated Managers Group, Inc.	$230,725
	Arlington Asset Investment Corp.	238,095
	Citigroup, Inc.	2,785,090
	Citigroup/Deutsche Bank Commercial Mortgage Trust	153,456
	Citigroup Mortgage Loan Trust, Inc.	684,208
	Credit Suisse Group AG	622,663
	E*TRADE Financial Corp.	173,565
	Franklin Resources, Inc.	3,834,495
	The Goldman Sachs Group, Inc.	2,946,663
	JPMorgan Chase & Co.	9,662,080
	JPMorgan Chase Commercial Mortgage Securities Corp.	1,705,152
	Knight Capital Group, Inc., Class A	371,770
	LB-UBS Commercial Mortgage Trust	461,282
	Morgan Stanley	2,212,761
	Morgan Stanley Capital I	364,483
	Morgan Stanley Remeric Trust	1,090,607
	Nuveen Investments, Inc.	50,738
For funds with fiscal period ending October 31
Columbia Absolute Return Currency and Income	GS Mortgage Securities II	2,940,668
Columbia Asia Pacific ex-Japan	None	N/A
Columbia Emerging Markets Bond	None	N/A
Columbia Emerging Markets Opportunity	None	N/A
Columbia European Equity	None	N/A
Columbia Frontier	None	N/A
Columbia Global Bond	Citigroup, Inc.	812,165
	Citigroup/Deutsche Bank Commercial Mortgage Trust	261,842
	Credit Suisse First Boston Mortgage Securities Corp.	360,970
	GS Mortgage Securities Corp. II	74,049
	The Goldman Sachs Group, Inc.	1,990,192
	JPMorgan Chase Commercial Mortgage Securities	1,074,085
	LB-UBS Commercial Mortgage Trust	1,971,492
	Morgan Stanley	2,024,864
	Morgan Stanley Capital 1	1,342,647
Columbia Global Equity	Citigroup, Inc.	3,594,816
	Credit Suisse Group AG	2,847,937
	JPMorgan Chase & Co.	6,879,386
Columbia Global Extended Alpha	JPMorgan Chase & Co.	278,080
Columbia Multi-Advisor International Value	None	N/A
Columbia Seligman Global Technology	None	N/A
For funds with fiscal period ending November 30
Columbia AMT-Free Tax-Exempt Bond	None	N/A
Columbia Government Money Market	None	N/A
Columbia Mid Cap Growth Opportunity	None	N/A

Statement of Additional Information – October 1, 2012	Page 63

Brokerage Commissions Paid to Brokers Affiliated with the Investment Manager

Affiliates of the investment manager may engage in brokerage and other securities transactions on behalf of a fund according to procedures adopted by the Board and to the extent consistent with applicable provisions of the federal securities laws. Subject to approval by the Board, the same conditions apply to transactions with broker-dealer affiliates of any subadviser. The investment manager will use an affiliate only if (i) the investment manager determines that the fund will receive prices and executions at least as favorable as those offered by qualified independent brokers performing similar brokerage and other services for the fund and (ii) the affiliate charges the fund commission rates consistent with those the affiliate charges comparable unaffiliated customers in similar transactions and if such use is consistent with terms of the Investment Management Services Agreement.

No brokerage commissions were paid by a fund in the last three fiscal periods to brokers affiliated with the fund’s investment manager.

Statement of Additional Information – October 1, 2012	Page 64

Valuing Fund Shares

The share price of each fund is based on each fund’s net asset value per share, which is calculated separately for each class of shares as of the close of regular trading on the NYSE (which is usually 4:00 p.m. Eastern Time unless the NYSE closes earlier) on each day the fund is open for business, unless the Board determines otherwise. The funds do not value their shares on days that the NYSE is closed.

For Funds Other than Money Market Funds. The value of each fund’s portfolio securities is determined in accordance with the funds’ valuation procedures, which are approved by the Board. Except as described below under “Fair Valuation of Portfolio Securities,” the funds’ portfolio securities are typically valued using the following methodologies:

Equity Securities. Equity securities (including common stocks, preferred stocks, convertible securities, warrants and ETFs) listed on an exchange are valued at the closing price on their primary exchange (which, in the case of foreign securities, may be a foreign exchange) or, if a closing price is not readily available, at the mean of the closing bid and asked prices. Over-the-counter equity securities not listed on any national exchange but included in the NASDAQ National Market System are valued at the NASDAQ Official Closing Price or, if the official closing price is not readily available, at the mean between the closing bid and asked prices. Equity securities and ETFs that are not listed on any national exchange and are not included in the NASDAQ National Market System are valued at the primary exchange last sale price, or if the last sale price is not readily available, at the mean between the closing bid and asked prices. Shares of other open-end investment companies (other than ETFs) are valued at the latest net asset value reported by those companies.

Fixed Income Securities. Short-term debt securities purchased with remaining maturities of 60 days or less and long-term debt securities with remaining maturities of 60 days or less are valued at their amortized cost value. Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date. The value of short-term debt securities with remaining maturities in excess of 60 days is the market price, which may be obtained from a pricing service or, if a market price is not available from a pricing service, a bid quote from a broker or dealer. Short-term variable rate demand notes are typically valued at their par value. Other debt securities typically are valued using an evaluated bid provided by a pricing service. If pricing information is unavailable from a pricing service or the Investment Manager’s valuation committee believes such information is not reflective of market value, then a quote from a broker or dealer may be used. Newly issued debt securities may be valued at purchase price for up to two days following purchase.

Futures, Options and Other Derivatives. Futures and options on futures are valued based on the settle price at the close of regular trading on their principal exchange or, in the absence of transactions, they are valued at the mean of the closing bid and asked prices closest to the last reported sale price. Listed options are valued at the mean of the closing bid and asked prices. If market quotations are not readily available, futures and options are valued using quotations from brokers. Customized derivative products are valued at a price provided by a pricing service or, if such a price is unavailable, a broker quote or at a price derived from an internal valuation model.

Repurchase Agreements. Repurchase agreements are generally valued at a price equal to the amount of the cash invested in a repurchase agreement.

Foreign Currencies. Foreign currencies and securities denominated in foreign currencies are valued in U.S. dollars utilizing spot exchange rates at the close of regular trading on the NYSE. Forward foreign currency contracts are valued in U.S. dollars utilizing the applicable forward currency exchange rate as of the close of regular trading on the NYSE.

For Money Market Funds. In accordance with Rule 2a-7 under the 1940 Act, all of the securities in the portfolio of a money market fund are valued at amortized cost. The amortized cost method of valuation is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date. Amortized cost does not take into consideration unrealized capital gains or losses.

The Board has established procedures designed to stabilize the fund’s price per share for purposes of sales and redemptions at $1.00, to the extent that it is reasonably possible to do so. These procedures include review of the fund’s securities by the Board, at intervals deemed appropriate by it, to determine whether the fund’s net asset value per share computed by using available market quotations deviates from a share value of $1.00 as computed using the amortized cost method. Deviations are reported to the Board periodically and, if any such deviation exceeds 0.5%, the Board must determine what action, if any, needs to be taken. If the Board determines that a deviation exists that may result in a material dilution or other unfair results for shareholders or investors, the Board must cause the fund to undertake such remedial action as it the Board deems appropriate to eliminate or reduce to the extent reasonably practicable such dilution or unfair results.

Statement of Additional Information – October 1, 2012	Page 65

Such action may include withholding dividends, calculating net asset value per share for purposes of sales and redemptions using available market quotations, making redemptions in kind, and/or selling securities before maturity in order to realize capital gains or losses or to shorten average portfolio maturity.

While the amortized cost method provides certainty and consistency in portfolio valuation, it may result in valuations of securities that are either somewhat higher or lower than the prices at which the securities could be sold. This means that during times of declining interest rates the yield on the fund’s shares may be higher than if valuations of securities were made based on actual market prices and estimates of market prices. Accordingly, if using the amortized cost method were to result in a lower portfolio value, a prospective investor in the fund would be able to obtain a somewhat higher yield than the investor would receive if portfolio valuations were based on actual market values. Existing shareholders, on the other hand, would receive a somewhat lower yield than they would otherwise receive. The opposite would happen during a period of rising interest rates.

Fair Valuation of Portfolio Securities. Rather than using the methods described above, the Investment Manager’s valuation committee will, pursuant to procedures approved by the Board, determine in good faith a security’s fair value in the event that (i) price quotations or valuations are not readily available, such as when trading is halted or securities are not actively traded; (ii) price quotations or valuations available for a security are not, in the judgment of the valuation committee, reflective of market value; or (iii) a significant event has occurred that is not reflected in price quotations or valuations from other sources, such as when an event impacting a foreign security occurs after the closing of the security’s foreign exchange but before the closing of the NYSE. The fair value of a security is likely to be different from the quoted or published price and fair value determinations often require significant judgment.

In general, any one or more of the following factors may be taken into account in determining fair value: the fundamental analytical data relating to the security; the value of other financial instruments, including derivative securities; trading volumes; values of baskets of securities; changes in interest rates; observations from financial institutions; government actions or pronouncements; other news events; information as to any transactions or offers with respect to the security; price and extent of public trading in similar securities; nature and expected duration of the event, if any, giving rise to the valuation issue; pricing history; the relative size of the position in the portfolio; internal models; and other relevant information.

With respect to securities traded on foreign markets, additional factors also may be relevant, including: movements in the U.S. markets following the close of foreign markets; the value of foreign securities traded on other foreign markets; ADR trading; closed-end fund trading; foreign currency exchange activity and prices; and the trading of financial products that are tied to baskets of foreign securities, such as certain exchange-traded index funds. A systematic independent fair value pricing service assists in the fair valuation process for foreign securities in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which a fund’s NAV is determined. Although the use of this service is intended to decrease opportunities for time zone arbitrage transactions, there can be no assurance that it will successfully decrease arbitrage opportunities.

Performance Information

Effective beginning with performance reporting for the December 31, 2011 year-end, in presenting performance information for newer share classes, if any, of a fund, the fund typically includes, for periods prior to the offering of such share classes, the performance of the fund’s oldest share class (except as otherwise disclosed), adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable, based on the expense ratios of those share classes for the fund’s most recently completed fiscal year for which data was available at December 31, 2011 or, for funds and classes first offered after January 1, 2012, the expected expense differential at the time the newer share class is first offered. Actual expense differentials across classes will vary over time. The performance of the fund’s newer share classes would have been substantially similar to the performance of the fund’s oldest share class because all share classes of a fund are invested in the same portfolio of securities, and would have differed only to the extent that the classes do not have the same expenses (although differences in expenses between share classes may change over time).

Portfolio Holdings Disclosure

The Board and the investment manager believe that the investment ideas of the investment manager and any subadviser with respect to portfolio management of a fund should benefit the fund and its shareholders, and do not want to afford speculators an opportunity to profit by anticipating fund trading strategies or by using fund portfolio holdings information for stock picking. However, the Board also believes that knowledge of a fund’s portfolio holdings can assist shareholders in monitoring their investments, making asset allocation decisions, and evaluating portfolio management techniques.

Statement of Additional Information – October 1, 2012	Page 66

The Board has therefore adopted policies and procedures relating to disclosure of the funds’ portfolio securities. These policies and procedures are intended to protect the confidentiality of fund portfolio holdings information and generally prohibit the release of such information until such information is made available to the general public, unless such persons have been authorized to receive such information on a selective basis, as described below. It is the policy of the fund not to provide or permit others to provide portfolio holdings on a selective basis, and the investment manager does not intend to selectively disclose portfolio holdings or expect that such holdings information will be selectively disclosed, except where necessary for the fund’s operation or where there are other legitimate business purposes for doing so and, in any case, where conditions are met that are designed to protect the interests of the funds and their shareholders.

Although the investment manager seeks to limit the selective disclosure of portfolio holdings information and such selective disclosure is monitored under the fund’s compliance program for conformity with the policies and procedures, there can be no assurance that these policies will protect the fund from the potential misuse of holdings information by individuals or firms in possession of that information. Under no circumstances may the investment manager, its affiliates or any employee thereof receive any consideration or compensation for disclosing such holdings information.

Public Disclosures

The funds’ portfolio holdings are currently disclosed to the public through filings with the SEC and postings on the funds’ website. The information is available on the funds’ website as described below.

•

For equity, convertible, alternative and flexible funds (other than the equity funds identified below), a complete list of fund portfolio holdings as of month-end is posted approximately, but no earlier than, 15 calendar days after such month-end.

•

For funds that are subadvised by Brandes Investment Partners, L.P. and Marsico Capital Management, LLC, Columbia Select Small Cap Fund, Columbia Small Cap Growth Fund I and Columbia Small Cap Growth Fund II, a complete list of fund portfolio holdings as of month-end is posted approximately, but no earlier than, 30 calendar days after such month-end.

•	For fixed-income funds, a complete list of fund portfolio holdings as of calendar quarter-end is posted approximately, but no earlier than, 30 calendar days after such quarter-end.

•

For money market funds, a complete list of fund portfolio holdings as of month-end is posted no later than five business days after such month-end. Such month-end holdings are continuously available on the website for at least six months, together with a link to an SEC webpage where a user of the website may obtain access to the fund’s most recent 12 months of publicly available filings on Form N-MFP. Money market fund portfolio holdings information posted on the website, at minimum, includes with respect to each holding, the name of the issuer, the category of investment (e.g., Treasury debt, government agency debt, asset backed commercial paper, structured investment vehicle note), the CUSIP number (if any), the principal amount, the maturity date (as determined under Rule 2a-7 for purposes of calculating weighted average maturity), the final maturity date (if different from the maturity date previously described), coupon or yield and the amortized cost value. The money market funds will also disclose on the website the overall weighted average maturity and weighted average life maturity of a holding.

Portfolio holdings of funds owned solely by affiliates of the investment manager are not be disclosed on the website. A complete schedule of each fund’s portfolio holdings is available semi-annually and annually in shareholder reports filed on Form N-CSR and, after the first and third fiscal quarters, in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC in accordance with federal securities laws. Shareholders may obtain each Columbia Fund’s Form N-CSR and N-Q filings on the SEC’s website at www.sec.gov. In addition, each Columbia Fund’s Form N-CSR and N-Q filings may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 202.551.8090 for information about the SEC’s website or the operation of the public reference room.

In addition, the investment manager makes publicly available information regarding certain fund’s largest five to fifteen holdings, as a percentage of the market value of the funds’ portfolios as of a month-end. This holdings information is made publicly available through the website columbiamanagement.com, approximately 15 calendar days following the month-end. The scope of the information that is made available on the funds’ websites pursuant to the funds’ policies may change from time to time without prior notice.

Other Disclosures

The funds’ policies and procedures provide that no disclosures of the funds’ portfolio holdings may be made prior to the portfolio holdings information being made available to the general public unless (i) the funds have a legitimate business purpose for making such disclosure, (ii) the funds or their authorized agents authorize such non-public disclosure of information, and (iii) the party receiving the non-public information enters into an appropriate confidentiality agreement or is otherwise subject to a confidentiality obligation.

Statement of Additional Information – October 1, 2012	Page 67

In determining the existence of a legitimate business purpose for making portfolio disclosures, the following factors, among others, are considered: (i) any prior disclosure must be consistent with the anti-fraud provisions of the federal securities laws and the fiduciary duties of the investment manager; (ii) any conflicts of interest between the interests of fund shareholders, on the one hand, and those of the investment manager, the funds’ distributor or any affiliated person of a fund, the investment manager or distributor on the other; and (iii) any prior disclosure to a third party, although subject to a confidentiality agreement, would not make conduct lawful that is otherwise unlawful.

In addition, the funds periodically disclose their portfolio information on a confidential basis to various service providers that require such information to assist the funds with their day-to-day business affairs. These service providers include each fund’s sub-advisor(s) (if any), affiliates of the investment manager, the funds’ custodian, subcustodians, the funds’ independent registered public accounting firm, legal counsel, operational system vendors, financial printers, proxy solicitor and proxy voting service provider, as well as ratings agencies that maintain ratings on certain funds. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the funds. The funds also may disclose portfolio holdings information to broker/dealers and certain other entities in connection with potential transactions and management of the funds, provided that reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information.

The fund also discloses portfolio holdings information as required by federal, state or international securities laws, and may disclose portfolio holdings information in response to requests by governmental authorities, or in connection with litigation or potential litigation, a restructuring of a holding, where such disclosure is necessary to participate or explore participation in a restructuring of the holding (e.g., as part of a bondholder group), or to the issuer of a holding, pursuant to a request of the issuer or any other party who is duly authorized by the issuer.

The Board has adopted policies to ensure that the fund’s portfolio holdings information is only disclosed in accordance with these policies. Before any selective disclosure of portfolio holdings information is permitted, the person seeking to disclose such holdings information must submit a written request to the Portfolio Holdings Committee (“PHC”). The PHC is comprised of members from the investment manager’s legal department, compliance department, and the funds’ President. The PHC is authorized by the Board to perform an initial review of requests for disclosure of holdings information to evaluate whether there is a legitimate business purpose for selective disclosure, whether selective disclosure is in the best interests of a fund and its shareholders, to consider any potential conflicts of interest between the fund, the investment manager, and its affiliates, and to safeguard against improper use of holdings information. Factors considered in this analysis are whether the recipient has agreed to or has a duty to keep the holdings information confidential and whether risks have been mitigated such that the recipient has agreed or has a duty to use the holdings information only as necessary to effectuate the purpose for which selective disclosure may be authorized, including a duty not to trade on such information. Before portfolio holdings may be selectively disclosed, requests approved by the PHC must also be authorized by the fund’s President, Chief Compliance Officer or General Counsel/Chief Legal Officer or their respective designees. On at least an annual basis, the PHC reviews the approved recipients of selective disclosure and may require a resubmission of the request, in order to re-authorize certain ongoing arrangements. These procedures are intended to be reasonably designed to protect the confidentiality of fund holdings information and to prohibit their release to individual investors, institutional investors, intermediaries that distribute the fund’s shares, and other parties, until such holdings information is made public or unless such persons have been authorized to receive such holdings information on a selective basis, as set forth above.

Ongoing Portfolio Holdings Disclosure Arrangements:

The funds currently have ongoing arrangements with certain approved recipients with respect to the disclosure of portfolio holdings information prior to such information being made public. Portfolio holdings information disclosed to such recipients is current as of the time of its disclosure, is disclosed to each recipient solely for purposes consistent with the services described below and has been authorized in accordance with the policy. No compensation or consideration is received in exchange for this information. In addition to the daily information provided to a fund’s custodians, subcustodians, administrator, investment manager and subadvisers, the following disclosure arrangements are in place:

Identity of recipient	Conditions/Restrictions on use of information	Frequency of disclosure
Barclays Point	Use for analytics including risk and attribution assessment.	Daily
Bitlathe	Website support for fund holdings and performance disclosure.	Monthly
Bloomberg	Use for portfolio analytics.	Daily
Bloomberg, L.P.	Use for independent research of Funds. Sent monthly, approximately 30 days after month end.	Monthly
Broadridge Financial Solutions, Inc.	Proxy voting and research utilized by Marsico Capital Management LLC, subadviser to certain Columbia Funds.	Daily, as needed

Statement of Additional Information – October 1, 2012	Page 68

Identity of recipient	Conditions/Restrictions on use of information	Frequency of disclosure
Cenveo, Inc.	May be used for printing of prospectuses, factsheets, annual and semi-annual reports.	As needed
Citigroup	Access when assisting in resolving technical difficulties with YieldBook, an analytic software program that the investment manager uses to perform ongoing risk analysis and management of certain fixed income Columbia Funds and fixed income separately managed accounts.	Daily
CMS Bondedge	Access when assisting in resolving technical difficulties with application used by the investment manager’s Fixed Income Portfolio Management team as an analytical and trading tool.	Ad Hoc
FactSet Research Systems	Use for provision of quantitative analytics, charting and fundamental data to the investment manager.	Daily
Harte Hanks	May be used for printing of prospectuses, factsheets, annual and semi-annual reports.	As needed
Institutional Shareholder Services (ISS)	Proxy voting administration and research on proxy matters.	Daily
Investment Technology Group (ITG, formerly known as Plexus Group)	Evaluation and assessment of trading activity, execution and practices by the investment manager.	Quarterly
InvestorTools, Inc.	Access granted solely for the purpose of testing back office conversion of trading systems.	Daily
InvestorTools, Inc.	Provide descriptive data for municipal securities.	Daily
Kynex	Use to provide portfolio attribution reports for the Columbia Convertible Securities Fund.	Daily
Linedata Services, Inc.	Access when assisting in resolving technical difficulties with the software for the LongView Trade Order Management System.	Ad Hoc
Lipper / Thomson Reuters Corp. (Lipper)	Information provided monthly with a 30 day lag to assure accuracy of Lipper Fact Sheets.	Monthly
Malaspina Communications	Use to facilitate writing, publishing and mailing Columbia Fund shareholder reports and communications including shareholder letters and management’s discussion of Columbia Fund performance.	Quarterly
Merrill Corporation	May provide Edgar filing and typesetting services, as well as printing of prospectuses, factsheets, annual and semi-annual reports.	As needed
Morningstar, Inc.	For independent research and ranking of funds. Provided monthly with a 30 day lag	Monthly
R.R. Donnelley & Sons Company	May provide Edgar filing and typesetting services, as well as printing of prospectuses, factsheets, annual and semi-annual reports.	As needed

Proxy Voting

GENERAL GUIDELINES, POLICIES AND PROCEDURES

The following description of the Proxy Voting Policies and Procedures, as well as the Proxy Voting Guidelines attached as Appendix C, apply to the funds listed on the cover page of this SAI, which are governed by the same Board of Trustees.

The Funds uphold a long tradition of supporting sound and principled corporate governance. In furtherance thereof, the Funds’ Boards of Trustees (“Board”), which consist of a majority of independent Board members, determines policies and votes proxies. The Funds’ investment manager and administrator, Columbia Management Investment Advisers, LLC (“Columbia Management”), provides support to the Board in connection with the proxy voting process.

GENERAL GUIDELINES

The Board supports proxy proposals that it believes are tied to the interests of shareholders and votes against proxy proposals that appear to entrench management. For example:

Election of Directors

•	The Board generally votes in favor of proposals for an independent chairman or, if the chairman is not independent, in favor of a lead independent director.

•	The Board supports annual election of all directors and proposals to eliminate classes of directors.

•

In a routine election of directors, the Board will generally vote with the recommendations of the company’s nominating committee because the Board believes that nominating committees of independent directors are in the best position to know what qualifications are required of directors to form an effective board. However, the Board will generally vote against a nominee who has been assigned to the audit, compensation, or nominating committee if the nominee is not independent of management based on established criteria. The Board will generally also withhold support for any director who fails to attend 75% of meetings or has other activities that appear to interfere with his or her ability to commit sufficient attention to the company and, in general, will vote against nominees who are determined to have exhibited poor governance such as involvement in options backdating, financial restatements or material weaknesses in control, approving egregious compensation or have consistently disregarded the interests of shareholders.

Statement of Additional Information – October 1, 2012	Page 69

•

The Board generally supports proposals requiring director nominees to receive a majority of affirmative votes cast in order to be elected to the board, and in the absence of majority voting, generally will support cumulative voting.

•	Votes in a contested election of directors are evaluated on a case-by-case basis.

Defense Mechanisms

The Board generally supports proposals eliminating provisions requiring supermajority approval of certain actions. The Board generally supports proposals to opt out of control share acquisition statutes and proposals restricting a company’s ability to make greenmail payments. The Board reviews management proposals submitting shareholder rights plans (poison pills) to shareholders on a case-by-case basis.

Auditors

The Board values the independence of auditors based on established criteria. The Board supports a reasonable review of matters that may raise concerns regarding an auditor’s service that may cause the Board to vote against a company’s recommendation for auditor, including, for example, auditor involvement in significant financial restatements, options backdating, conflicts of interest, material weaknesses in control, attempts to limit auditor liability or situations where independence has been compromised.

Management Compensation Issues

The Board expects company management to give thoughtful consideration to providing competitive compensation and incentives, which are reflective of company performance, and are directly tied to the interest of shareholders. The Board generally votes for plans if they are reasonable and consistent with industry and country standards and against plans that it believes dilute shareholder value substantially.

The Board generally favors minimum holding periods of stock obtained by senior management pursuant to equity compensation plans and will vote against compensation plans for executives that it deems excessive.

Social and Corporate Policy Issues

The Board believes proxy proposals should address the business interests of the corporation. Shareholder proposals sometime seek to have the company disclose or amend certain business practices based purely on social or environmental issues rather than compelling business arguments. In general, the Board recognizes our Fund shareholders are likely to have differing views of social and environmental issues and believes that these matters are primarily the responsibility of a company’s management and its board of directors. The Board generally abstains or votes against these proposals.

Additional details can be found in the funds’ Proxy Voting Guidelines (see Appendix C).

POLICY AND PROCEDURES

The policy of the Board is to vote all proxies of the companies in which a fund holds investments. Because of the volume and complexity of the proxy voting process, including inherent inefficiencies in the process that are outside the control of the Board or the Proxy Team (defined below), not all proxies may be voted. The Board has implemented policies and procedures that have been reasonably designed to vote proxies in the best economic interests of the funds’ shareholders, and to address any conflicts between interests of a fund’s shareholders and those of Columbia Management or other affiliated persons.

The Board votes proxies on behalf of the funds. Columbia Management provides support to the Board in connection with the proxy voting process, and has assigned responsibility to the Columbia Management Proxy Administration Team (“Proxy Team”) to administer proxies on behalf of the funds. In exercising its responsibilities, the Proxy Team may rely upon the research or recommendations of one or more third party research providers. The Proxy Team assists the Board in identifying situations where its voting guidelines do not clearly direct a vote in a particular manner and assists in researching matters and making voting recommendations. The Proxy Team may recommend that a proxy be voted in a manner contrary to the Board’s voting guidelines based on recommendations from Columbia Management investment personnel (or the investment personnel of a fund’s subadviser(s)), information obtained from independent research firms or other sources. The Proxy Team makes all recommendations in writing. Except for proposals where the recommendation from Columbia Management concurs with the recommendations from company management and the independent research firms, the Board Chair or other Board members who are independent from the investment manager will consider the recommendation and decide how to vote the proxy proposal or establish a protocol for voting the proposal. If Columbia Management, company management and the independent research firms recommend the same action on such proposals, Columbia Management is authorized to vote in accordance with the consensus recommendation.

Statement of Additional Information – October 1, 2012	Page 70

On an annual basis, or more frequently as determined necessary, the Board reviews the voting guidelines to determine whether changes are appropriate. The Board may consider recommendations from Columbia Management to revise the existing guidelines or add new guidelines. Typically, changes to the voting guidelines are based on, among other things, industry trends and the frequency that similar proposals appear on company ballots.

The Board considers management’s recommendations as set out in the company’s proxy statement. In each instance in which a Fund votes against management’s recommendation (except when withholding votes from a nominated director or proposals on foreign company ballots), the Board generally sends a letter to senior management of the company explaining the basis for its vote. This permits both the company’s management and the Board to have an opportunity to gain better insight into issues presented by the proxy proposal(s).

Voting in Countries Outside The United States (Non-U.S. Countries)

Voting proxies for companies not domiciled in the United States may involve greater effort and cost due to a variety of regulatory schemes and corporate practices. For example, certain non-U.S. countries require trading of securities to be blocked prior to a vote, which means that the securities to be voted may not be traded within a specified number of days before the shareholder meeting. The Board typically will not vote securities in non-U.S. countries that require securities to be blocked as the need for liquidity of the securities in the Funds will typically outweigh the benefit of voting. There may be additional costs associated with voting in non-U.S. countries such that the Board may determine that the cost of voting outweighs the potential benefit.

Securities on Loan

The funds from time to time engage in lending securities held in certain funds to third parties in order to generate additional income. The Board will generally refrain from recalling securities on loan based upon its determination that the costs and lost revenue to the Funds, combined with the administrative effects of recalling the securities, generally outweigh the benefit of voting the proxy. While in general, neither the Board nor Columbia Management assesses the economic impact and benefits of voting loaned securities on a case-by-case basis, situations may arise where the Board requests that loaned securities be recalled in order to vote a proxy. However, the Board has established a guideline to direct Columbia Management to endeavor to recall a loaned security if (i) a proposal relating to a merger or acquisition, a material restructuring or reorganization, a proxy contest or a shareholder rights plan is expected to be on the ballot or (ii) the prior year’s evaluation of the issuer’s pay-for-performance practices has raised concerns, based upon its determination that, in these situations, the benefits of voting such proxies generally outweigh the costs or lost revenue to the Funds, or any potential adverse administrative effects to the Funds, of not recalling such securities.

Investment in Affiliated Funds

Certain funds may invest in shares of other funds managed by Columbia Management (referred to in this context as “underlying funds”) and may own substantial portions of these underlying funds. In general, the proxy policy of the Funds is to ensure that direct public shareholders of underlying funds control the outcome of any shareholder vote. To help manage this potential conflict of interest, the policy of the Funds is to vote proxies of the underlying funds in the same proportion as the vote of the direct public shareholders; provided, however, that if there are no direct public shareholders of an underlying fund or if direct public shareholders represent only a minority interest in an underlying fund, the Fund may cast votes in accordance with instructions from the independent members of the Board.

OBTAIN A PROXY VOTING RECORD

Each year the funds file their proxy voting records with the SEC and make them available by August 31 for the 12-month period ending June 30 of that year. The records can be obtained without charge through columbiamanagement.com or searching the website of the SEC at www.sec.gov.

Investing in a Fund

The Columbia funds and Columbia Acorn funds and portfolios are collectively referred to as the Legacy Columbia funds (see Appendix E). The RiverSource funds are collectively referred to as the Legacy RiverSource funds (see Appendix F).

SALES CHARGE

Investors should understand that the purpose and function of the initial sales charge and distribution fee for Class A shares is the same as the purpose and function of the contingent deferred sales charge (“CDSC”) and distribution fee for Class B and Class C shares. The sales charges and distribution fees applicable to each class pay for the distribution of shares of a fund.

Statement of Additional Information – October 1, 2012	Page 71

Shares of a fund are sold at the class’ public offering price. For funds other than money market funds and, as noted below in Table 7, certain other funds, the public offering price for Class A shares is the NAV of one share adjusted for the sales charge applicable to the class. For money market funds and, as noted below in Table 7, certain other funds, the public offering price is the NAV. For all funds, for Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class W and Class Z there is no initial sales charge so the public offering price is the same as the NAV. The funds no longer accept investments from new or existing investors in Class B shares, except for certain limited transactions involving existing investors in Class B shares as described in more detail in the funds’ prospectus.

Class A – Calculation of the Sales Charge

Sales charges are determined as shown in the following tables. The table is organized by investment category. You can find your fund’s investment category in Table 1.

Table 7. Class A Initial Sales Charge

			Sales charge(a) as a percentage of:
Fund category	Total market value		Public offering price(b)	Net amount invested
Equity, Flexible, Fund-of-funds – equity, Columbia Absolute Return Emerging Markets Macro and Columbia Absolute Return Enhanced Multi-Strategy	$0 – $49,999		5.75%	6.10%
	$50,000 – $99,999		4.50%	4.71%
	$100,000 – $249,999		3.50%	3.63%
	$250,000 – $499,999		2.50%	2.56%
	$500,000 – $999,999		2.00%	2.04%
	$1,000,000 or more	(c),(d)	0.00%	0.00%
	$0 – $49,999		4.75%	4.99%
	$50,000 – $99,999		4.25%	4.44%
Fund-of-funds – fixed income, State tax-exempt fixed income, Taxable fixed income, Tax-exempt fixed income (except for those named below)	$100,000 – $249,999		3.50%	3.63%
	$250,000 – $499,999		2.50%	2.56%
	$500,000 – $999,999		2.00%	2.04%
	$1,000,000 or more	(c),(d)	0.00%	0.00%
For Columbia Absolute Return Currency and Income, Columbia Absolute Return Multi-Strategy, Columbia Floating Rate, Columbia Inflation Protected Securities and Columbia Limited Duration Credit	$0 – $99,999		3.00%	3.09%
	$100,000 – $249,999		2.50%	2.56%
	$250,000 – $499,999		2.00%	2.04%
	$500,000 – $999,999		1.50%	1.52%
	$1,000,000 or more	(c),(d)	0.00%	0.00%

(a)	Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.

(b)	Purchase price includes the sales charge.

(c)	Although there is no sales charge for purchases with a total market value of $1 million or more, and therefore no re-allowance, the distributor may pay a selling and/or servicing agent the following out of its own resources: 1.00% on purchases from $1 million up to but not including $3 million; 0.50% on purchases of $3 million up to but not including $50 million; and 0.25% on amounts of $50 million or more. The distributor may be reimbursed if a CDSC is deducted when the shares are redeemed.

(d)	For eligible employee benefit plans, selling and/or servicing agents are eligible to receive from the distributor the following sales commissions on purchases that are coded as commission eligible trades: 1.00% on all purchases up to but not including $3 million, including those in amounts of less than $1 million; up to 0.50% on all purchases of $3 million up to but not including $50 million; and up to 0.25% on all purchases of $50 million or more.

Using the sales charge schedule in the table above, for Class A, the public offering price for an investment of less than $50,000, made on the last day of the most recent fiscal period, was determined as shown in the following table. The sales charge is paid to the distributor by the person buying the shares. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

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Table 8. Public Offering Price

Fund	Net asset value	1.0 minus maximum sales charge	Public offering price
For funds with fiscal period ending January 31
Columbia Income Builder Fund	$10.85	0.9525	$11.39
Columbia Portfolio Builder Aggressive	10.19	0.9425	10.81
Columbia Portfolio Builder Conservative	10.32	0.9525	10.83
Columbia Portfolio Builder Moderate	10.75	0.9425	11.41
Columbia Portfolio Builder Moderate Aggressive	10.47	0.9425	11.11
Columbia Portfolio Builder Moderate Conservative	10.71	0.9525	11.24
For funds with fiscal period ending February 29
Columbia Equity Value	10.72	0.9425	11.37
For funds with fiscal period ending April 30
Columbia 120/20 Contrarian Equity	16.41	0.9425	17.41
Columbia Recovery and Infrastructure	18.96	0.9425	20.12
For funds with fiscal period ending May 31
Columbia Absolute Return Emerging Markets Macro	9.99	0.9425	10.60
Columbia Absolute Return Enhanced Multi-Strategy	10.01	0.9425	10.62
Columbia Absolute Return Multi-Strategy	9.96	0.9700	10.27
Columbia Active Portfolios – Diversified Equity Income	9.49	No sales charge	9.49
Columbia Commodity Strategy*	N/A	0.9425	N/A
Columbia Diversified Equity Income	9.76	0.9425	10.36
Columbia Dividend Opportunity	8.14	0.9425	8.64
Columbia Flexible Capital Income	10.32	0.9425	10.95
Columbia High Yield Bond	2.78	0.9525	2.92
Columbia Mid Cap Value Opportunity	7.59	0.9425	8.05
Columbia Multi-Advisor Small Cap Value	5.42	0.9425	5.75
Columbia Select Large-Cap Value	14.31	0.9425	15.18
Columbia Select Smaller-Cap Value	14.31	0.9425	15.18
Columbia Seligman Communications and Information	42.89	0.9425	45.51
Columbia U.S. Government Mortgage	5.63	0.9525	5.91
For funds with fiscal period ending July 31
Columbia Floating Rate	8.96	0.9700	9.24
Columbia Income Opportunities	9.76	0.9525	10.25
Columbia Inflation Protected Securities	11.03	0.9700	11.37
Columbia Large Core Quantitative	5.78	0.9425	6.13
Columbia Limited Duration Credit	10.10	0.9700	10.41
Columbia Money Market	1.00	No sales charge	1.00
For funds with fiscal period ending August 31
Columbia Diversified Bond	5.12	0.9525	5.38
Columbia Marsico Flexible Capital	11.09	0.9425	11.77
Columbia Minnesota Tax-Exempt	5.36	0.9525	5.63
For funds with fiscal period ending September 30
Columbia Large Growth Quantitative	8.04	0.9425	8.53
Columbia Large Value Quantitative	6.36	0.9425	6.75
Columbia Strategic Allocation	8.75	0.9425	9.28

Statement of Additional Information – October 1, 2012	Page 73

Fund	Net asset value	1.0 minus maximum sales charge	Public offering price
For funds with fiscal period ending October 31
Columbia Absolute Return Currency and Income	$9.95	0.9700	$10.26
Columbia Asia Pacific ex-Japan	12.49	0.9425	13.25
Columbia Emerging Markets Bond	11.33	0.9525	11.90
Columbia Emerging Markets Opportunity	8.24	0.9425	8.74
Columbia European Equity	5.47	0.9425	5.80
Columbia Frontier	9.55	0.9425	10.13
Columbia Global Bond	7.35	0.9525	7.72
Columbia Global Equity	6.95	0.9425	7.37
Columbia Global Extended Alpha	21.52	0.9425	22.83
Columbia Multi-Advisor International Value	5.40	0.9425	5.73
Columbia Seligman Global Technology	20.16	0.9425	21.39
For funds with fiscal period ending November 30
Columbia AMT-Free Tax-Exempt Bond	3.82	0.9525	4.01
Columbia Government Money Market	1.00	No sales charge	1.00
Columbia Mid Cap Growth Opportunity	9.84	0.9425	10.44

*	The fund’s Class A, which has a sales charge, began operations after the fund’s last fiscal year end.

Initial sales charges and CDSCs may be reduced or waived. For more information, see the fund’s prospectus and Appendix S hereto.

FUND REORGANIZATIONS

Class A shares may be issued without an initial sales charge in connection with the acquisition of cash and securities owned by other investment companies. Any CDSC will be waived in connection with the redemption of shares of the fund if the fund is combined with another fund or in connection with a similar reorganization transaction.

REJECTION OF BUSINESS

Each fund and the distributor of the funds reserve the right to reject any business, in their sole discretion.

Selling Shares

You have a right to sell your shares at any time. For an explanation of sales procedures, please see the applicable prospectus.

During an emergency, the Board can suspend the computation of NAV, stop accepting payments for purchase of shares, or suspend the duty of a fund to redeem shares for more than seven days. Such emergency situations would occur if:

•	The New York Stock Exchange (the “Exchange”) closes for reasons other than the usual weekend and holiday closings or trading on the Exchange is restricted, or

•	Disposal of a fund’s securities is not reasonably practicable or it is not reasonably practicable for the fund to determine the fair value of its net assets, or,

•	The SEC, under the provisions of the 1940 Act, declares a period of emergency to exist.

Should a fund stop selling shares, the Board may make a deduction from the value of the assets held by the fund to cover the cost of future liquidations of the assets so as to distribute these costs fairly among all shareholders.

Each fund has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates the fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the net assets of the fund at the beginning of the period. Although redemptions in excess of this limitation would normally be paid in cash, the fund reserves the right to make these payments in whole or in part in securities or other assets in case of an emergency, or if the payment of a redemption in cash would be detrimental to the existing shareholders of the fund as determined by the Board. In these circumstances, the securities distributed would be valued as set forth in this SAI. Should a fund distribute securities, a shareholder may incur brokerage fees or other transaction costs in converting the securities to cash.

Statement of Additional Information – October 1, 2012	Page 74

Effective April 24, 2012 for the Retirement Plus funds, any applicable contingent deferred sales charges will be waived on redemptions and exchanges out of the funds.

Potential Adverse Effects of Large Investors

Each Fund may from time to time sell to one or more investors, including other funds advised by the investment manager or third parties, a substantial amount of its shares, and may thereafter be required to satisfy redemption requests by such investors. Such sales and redemptions may be very substantial relative to the size of the fund. While it is not possible to predict the overall effect of such sales and redemptions over time, such transactions may adversely affect the fund’s performance to the extent that the fund is required to invest cash received in connection with a sale or to sell portfolio securities to facilitate a redemption at, in either case, a time when the fund otherwise would not invest or sell. Such transactions also may increase a fund’s transaction costs, which would detract from fund performance. If a fund is forced to sell portfolio securities that have appreciated in value, such sales may accelerate the realization of taxable income.

Pay-out Plans

You can use any of several pay-out plans to redeem your investment in regular installments. If you redeem shares, you may be subject to a contingent deferred sales charge as discussed in the prospectus. While the plans differ on how the pay-out is figured, they all are based on the redemption of your investment. Net investment income dividends and any capital gain distributions will automatically be reinvested, unless you elect to receive them in cash. If you redeem an IRA or a qualified retirement account, certain restrictions, federal tax penalties, and special federal income tax reporting requirements may apply. You should consult your tax advisor about this complex area of the tax law.

Applications for a systematic investment in a class of a fund subject to a sales charge normally will not be accepted while a pay-out plan for any of those funds is in effect. Occasional investments, however, may be accepted.

To start any of these plans, please consult your financial intermediary. Your authorization must be received at least five days before the date you want your payments to begin. Payments will be made on a monthly, bimonthly, quarterly, semiannual, or annual basis. Your choice is effective until you change or cancel it.

Statement of Additional Information – October 1, 2012	Page 75

Capital Loss Carryover

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a Fund’s net investment income. Instead, potentially subject to certain limitations, a Fund is able to carry forward a net capital loss from any taxable year to offset its capital gains, if any, realized during a subsequent taxable year. If a Fund incurs or has incurred net capital losses in taxable years beginning after December 22, 2010 (“post-2010 losses”), those losses will be carried forward to one or more subsequent taxable years without expiration; any such carryforward losses will retain their character as short-term or long-term. If a Fund incurred net capital losses in a taxable year beginning on or before December 22, 2010 (“pre-2011 losses”), the Fund is permitted to carry such losses forward for eight taxable years; in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset short-term capital gains, and then offset any long-term capital gains. The Fund must use any post 2010-losses, which will not expire, before it uses any pre-2011 losses. This increases the likelihood that pre-2011 losses will expire unused at the conclusion of the eight-year carryforward period. Capital gains that are offset by carried forward capital losses are not subject to fund-level U.S. federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute any such offsetting capital gains. The Funds cannot carry back or carry forward any net operating losses.

Table 9. Capital Loss Carryover

	Total Capital Loss Carryovers	Amount Expiring in
Fund		2015	2016	2017	2018	2019	2020	2021	Short-term*	Long-term*
For funds with fiscal period ending January 31
Columbia Income Builder Fund	$89,010,344	$0	$0	$76,275,181	$11,352,492	$1,382,671	$0	$0	$0	$0
Columbia Portfolio Builder Aggressive	$62,598,952	$0	$0	$6,629,032	$28,221,611	$8,579,032	$0	$64,863	$5,580,893	$13,523,521
Columbia Portfolio Builder Conservative	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Columbia Portfolio Builder Moderate	$25,255,182	$0	$0	$0	$21,707,536	$3,513,506	$0	$34,140	$0	$0
Columbia Portfolio Builder Moderate Aggressive	$88,591,930	$0	$0	$4,898,399	$57,879,727	$14,203,326	$0	$190,234	$9,228,754	$2,191,490
Columbia Portfolio Builder Moderate Conservative	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
For funds with fiscal period ending February 29
Columbia Equity Value(a)	$66,386,738	$0	$0	$9,606,310	$56,780,428	$0	$0	$0	$0	$0
For funds with fiscal period ending April 30
Columbia 120/20 Contrarian Equity	$11,968,528	$0	$0	$2,951,668	$8,138,985	$877,875	$0	$0	$0	$0
Columbia Recovery and Infrastructure	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

Statement of Additional Information – October 1, 2012	Page 76

	Total Capital Loss Carryovers	Amount Expiring in
Fund		2015	2016	2017	2018	2019	2020	2021	Short-term*	Long-term*
For funds with fiscal period ending May 31
Columbia Absolute Return Emerging Markets Macro	$241,740	$0	$0	$0	$0	$0	$0	$0	$241,740	$0
Columbia Absolute Return Enhanced Multi-Strategy	$672,989	$0	$0	$0	$0	$0	$0	$0	$672,989	$0
Columbia Absolute Return Multi-Strategy	$601,212	$0	$0	$0	$0	$0	$0	$0	$601,212	$0
Columbia Active Portfolios – Diversified Equity Income(b)	$1,772,649	$0	$0	$0	$0	$0	$0	$0	$1,772,649	$0
Columbia Commodity Strategy(c)	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Columbia Diversified Equity Income(d)	$790,622,632	$0	$0	$0	$790,622,632	$0	$0	$0	$0	$0
Columbia Dividend Opportunity(e)	$244,391,130	$0	$0	$36,972,874	$165,774,622	$0	$0	$0	$29,857,336	$11,786,298
Columbia Flexible Capital Income(c)	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Columbia High Yield Bond	$215,561,797	$0	$4,272,668	$156,156,882	$55,132,247	$0	$0	$0	$0	$0
Columbia Mid Cap Value Opportunity(d)	$347,700,237	$0	$0	$36,421,936	$311,278,301	$0	$0	$0	$0	$0
Columbia Multi-Advisor Small Cap Value	$9,922,994	$0	$0	$0	$9,922,994	$0	$0	$0	$0	$0
Columbia Select Large-Cap Value(f)	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Columbia Select Smaller-Cap Value(f)	$142,290,291	$0	$106,385,668	$35,904,623	$0	$0	$0	$0	$0	$0
Columbia Seligman Communications and Information(f)	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Columbia U.S. Government Mortgage	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
	Total	2012	2013	2014	2015	2016	2017	2018	2019	2020
For funds with fiscal period ending July 31
Columbia Floating Rate	$66,449,546	$0	$0	$0	$0	$1,957,317	$29,093,899	$35,398,330	$0	$0
Columbia Income Opportunities	$116,089,527	$0	$0	$0	$0	$28,854,980	$87,234,547	$0	$0	$0
Columbia Inflation Protected Securities	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Columbia Large Core Quantitative	$2,347,723,605	$0	$0	$0	$0	$357,904,087	$1,368,589,070	$621,230,448	$0	$0
Columbia Limited Duration Credit	$2,117,055	$0	$0	$0	$0	$0	$0	$2,117,055	$0	$0
Columbia Money Market	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
For funds with fiscal period ending August 31
Columbia Diversified Bond	$11,547	$0	$0	$0	$0	$0	$11,547	$0	$0	$0
Columbia Marsico Flexible Capital	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Columbia Minnesota Tax-Exempt	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
For funds with fiscal period ending September 30
Columbia Large Growth Quantitative	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Columbia Large Value Quantitative	$79,514,094	$0	$0	$0	$0	$24,043,835	$55,470,259	$0	$0	$0
Columbia Strategic Allocation	$362,899,522	$0	$0	$0	$0	$0	$21,514,298	$320,258,879	$21,116,345	$0

Statement of Additional Information – October 1, 2012	Page 77

	Total Capital Loss Carryovers		Amount Expiring in
Fund			2015	2016	2017	2018	2019	2020	2021	Short-term*	Long-term*
For funds with fiscal period ending October 31
Columbia Absolute Return Currency and Income	$1,814,567		$0	$0	$0	$0	$0	$1,692,023	$0	$122,544	$0
Columbia Asia Pacific ex-Japan	$0		$0	$0	$0	$0	$0	$0	$0	$0	$0
Columbia Emerging Markets Bond	$2,547,316		$0	$0	$0	$0	$0	$2,547,316	$0	$0	$0
Columbia Emerging Markets Opportunity	$0		$0	$0	$0	$0	$0	$0	$0	$0	$0
Columbia European Equity	$22,997,436		$0	$0	$0	$0	$4,272,956	$18,724,480	$0	$0	$0
Columbia Frontier	$21,003,209		$0	$0	$0	$0	$0	$3,472,677	$17,530,532	$0	$0
Columbia Global Bond	$0		$0	$0	$0	$0	$0	$0	$0	$0	$0
Columbia Global Equity	$182,099,712	(g)	$0	$0	$0	$939,646	$47,035,460	$120,508,636	$1,645,663	$10,827,238	$0
Columbia Global Extended Alpha	$0		$0	$0	$0	$0	$0	$0	$0	$0	$0
Columbia Multi-Advisor International Value	$323,082,230		$0	$0	$0	$0	$0	$320,913,280	$2,168,950	$0	$0
Columbia Seligman Global Technology	$38,150,393		$0	$0	$0	$0	$18,425,978	$19,724,415	$0	$0	$0
For funds with fiscal period ending November 30
Columbia AMT-Free Tax-Exempt Bond	$7,750,189		$0	$0	$0	$0	$0	$ 7,750,189	$0	$0	$0
Columbia Government Money Market	$0		$0	$0	$0	$0	$0	$0	$0	$0	$0
Columbia Mid Cap Growth Opportunity	$84,899,941		$0	$0	$0	$0	$53,461,519	$ 31,438,422	$0	$0	$0

*	Not subject to expiration.

(a)	The fund changed its fiscal year end in 2012 from March 31 to Feb. 29. The information shown is for the fiscal period from April 1, 2011 to Feb. 29, 2012.

(b)	For the period from April 20, 2012 (commencement of operations) to May 31, 2012.

(c)	For the period from July 28, 2011 (commencement of operations) to May 31, 2012.

(d)	The fund changed its fiscal year end in 2012 from Sept. 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from Oct. 1, 2011 to May 31, 2012.

(e)	The fund changed its fiscal year end in 2012 from June 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from July 1, 2011 to May 31, 2012.

(f)	The fund changed its fiscal year end in 2012 from Dec. 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from Jan. 1, 2012 to May 31, 2012.

(g)	$1,143,069 of the total is unlimited.

Statement of Additional Information – October 1, 2012	Page 78

Taxes

Subchapter M Compliance

Each fund has elected to be taxed under Subchapter M of the Internal Revenue Code as a regulated investment company. Each fund intends to maintain its qualification as a regulated investment company by meeting certain requirements relating to distributions, source of income, and asset diversification. Distribution requirements include distributing at least 90% of the fund’s investment company taxable income (which includes net short-term capital gains) and tax-exempt ordinary income to fund shareholders each taxable year. The source of income rules require that at least 90% of the fund’s gross income be derived from dividends, interest, certain payments with respect to securities loans, gain from the sale or other disposition of stock, securities or foreign currencies (subject to certain limitations), and certain other income derived with respect to its business of investing in stock, securities or currencies, and net income from certain interests in qualified publicly traded partnerships. Asset diversification requirements are met when the fund owns, at the end of each quarter of its taxable year, a portfolio, 50% of which includes cash and cash items, U.S. government securities, securities of other regulated investment companies and, securities of other issuers in which the fund has not invested more than 5% of the value of the fund’s assets (or 10% of the value of the outstanding voting securities of any one issuer). Also, no more than 25% of the fund’s assets may be invested in the securities of any one issuer or two or more issuers which the fund controls and which are engaged in the same or similar trades or businesses (excepting U.S. government securities and securities of other regulated investment companies) or the securities of one or more qualified publicly traded partnerships. This is a simplified description of the relevant laws.

If the fund fails to qualify as a regulated investment company under Subchapter M, the fund would be taxed as a corporation on the entire amount of its taxable income (including its capital gain) without a dividends paid deduction. Also, “all of” a shareholder’s distributions would generally be taxable to shareholders as qualified dividend income (QDI) (or could be treated as a return of capital, if there weren’t sufficient earnings and profits) and generally would be eligible for the dividends received deduction in the case of corporate shareholders.

Under federal tax law, by the end of a calendar year a fund must declare and pay dividends representing 98% of ordinary income for that calendar year and 98% of net capital gains (both long-term and short-term) for the 12-month period ending Oct. 31 of that calendar year. The fund is subject to an excise tax equal to 4% of the excess, if any, of the amount required to be distributed over the amount actually distributed. Each fund intends to comply with federal tax law and avoid any excise tax. For purposes of the excise tax distributions, section 988 ordinary gains and losses are distributable based on an Oct. 31 year end. This is an exception to the general rule that ordinary income is paid based on a calendar year end.

The fund intends to distribute sufficient dividends within each calendar year, as well as on a fiscal year basis, to avoid income and excise taxes.

A fund may be subject to U.S. taxes resulting from holdings in passive foreign investment companies (PFIC). To avoid unfavorable tax consequences, a fund may make an election to mark to market its PFIC investments. A foreign corporation is a PFIC when 75% or more of its gross income for the taxable year is passive income or 50% or more of the average value of its assets consists of assets that produce or could produce passive income.

Income earned by a fund may have had foreign taxes imposed and withheld on it in foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of a fund’s total assets at the close of its fiscal year consists of securities of foreign corporations, the fund will be eligible to file an election with the Internal Revenue Service (IRS) under which shareholders of the fund would be required to include their pro rata portions of foreign taxes withheld by foreign countries as gross income in their federal income tax returns. These pro rata portions of foreign taxes withheld may be taken as a credit or deduction in computing the shareholders’ federal income taxes. If the election is filed, the fund will report to its shareholders the per share amount of such foreign taxes withheld and the amount of foreign tax credit or deduction available for federal income tax purposes.

A fund may use equalization payments to satisfy its requirement to make distributions of net investment income and capital gain net income. Equalization payments occur when a fund allocates a portion of its net investment income and realized capital gain net income to redemptions of fund shares. These payments reduce the amount of taxable distributions paid to shareholders. The IRS has not issued any guidance concerning the methods used to allocate investment income and capital gain to redemptions of shares. If the IRS determines that a fund is using an improper method of allocation for these purposes, the fund may be liable for additional federal income tax.

This is a brief summary that relates to federal income taxation only. Shareholders should consult their tax advisor as to the application of federal, state, and local income tax laws to fund distributions.

See Appendix B for more information regarding state tax-exempt funds.

Statement of Additional Information – October 1, 2012	Page 79

The Subsidiary

Columbia Commodity Strategy Fund (for purposes of this section, the “Fund”) intends to invest a portion of its assets in one or more of its wholly-owned subsidiaries (previously defined collectively as the “Subsidiary”), which will be classified as a corporation for U.S. federal tax purposes. Foreign corporations, such as the Subsidiary, will generally not be subject to U.S. federal income tax unless it is deemed to be engaged in a United States trade or business. The Subsidiary intends to conduct its activities in a manner that is expected to meet the requirements of a safe harbor under Section 864(b)(2) of the Internal Revenue Code under which the Subsidiary may engage in trading in stocks or securities or certain commodities for its own account without being deemed to be engaged in a United States trade or business. However, if certain of the Subsidiary’s activities were deemed not to be of the type described in the safe harbor, the activities of the Subsidiary may constitute a United States trade or business.

Even if the Subsidiary is not engaged in a United States trade or business, it may be subject to a U.S. withholding tax at a rate of 30% on all or a portion of its United States source gross income that is not effectively connected with a United States trade or business.

The Subsidiary will be treated as a controlled foreign corporation (a “CFC”). The Fund will be treated as a “U.S. Shareholder” of the Subsidiary. As a result, the Fund will be required to include in its gross income all of the Subsidiary’s “subpart F income”. It is expected that all of the Subsidiary’s income will be “subpart F income”. “Subpart F income” is generally treated as ordinary income. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income of the Fund. The recognition by the Fund of the Subsidiary’s “subpart F income” will increase the Fund’s tax basis in the Subsidiary. Distributions by the Subsidiary to the Fund will not be taxable to the extent of its previously undistributed “subpart F income”, and will reduce the Fund’s tax basis in the subsidiary.

Exchanges, Purchases and Sales

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held more than one year).

Capital gain of a non-corporate U.S. shareholder that is recognized in a taxable year beginning before January 1, 2011 is generally taxed at a maximum rate of 15% in respect of shares held for more than one year. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. However, if shares on which a long-term capital gain distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less (after taking into account certain hedging transactions), any loss realized will be treated as long-term capital loss to the extent that it does not exceed the long-term capital gain distribution.

A capital loss on a sale or redemption of a security in a nonqualified account may be disallowed for tax purposes if the same or a substantially identical security is purchased or acquired (including shares acquired through dividend reinvestment) within 30 days before or after the date of the loss transaction. This is called a wash sale. When a wash sale occurs, the loss is disallowed to the extent of shares repurchased, and the cost basis on the security acquired is increased by the amount of the loss that is disallowed. The loss is disallowed in a nonqualified account whether the purchase is in a nonqualified account or in an IRA or Roth IRA, however, an individual’s cost basis in an IRA or Roth IRA is not increased due to the wash sale rules. The wash sale rules apply only to capital losses. Sales of securities that result in capital gains are generally recognized when incurred.

If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased.

For example

You purchase 100 shares of an equity fund having a public offering price of $10.00 per share. With a sales load of 5.75%, you pay $57.50 in sales load. With a NAV of $9.425 per share, the value of your investment is $942.50. Within 91 days of purchasing that fund, you decide to exchange out of that fund, now at a NAV of $11.00 per share, up from the original NAV of $9.425, and purchase a second fund, at a NAV of $15.00 per share. The value of your investment is now $1,100.00 ($11.00 x 100 shares). You cannot use the $57.50 paid as a sales load when calculating your tax gain or loss in the sale of the first fund shares. So instead of having a $100.00 gain ($1,100.00 – $1,000.00), you have a $157.50 gain ($1,100.00 – $942.50). You can include the $57.50 sales load in the calculation of your tax gain or loss when you sell shares in the second fund.

Statement of Additional Information – October 1, 2012	Page 80

The following paragraphs provide information based on a fund’s investment category. You can find your fund’s investment category in Table 1.

For State Tax-Exempt Fixed Income and Tax-Exempt Fixed Income Funds, all distributions of net investment income during the fund’s fiscal year will have the same percentage designated as tax-exempt. This percentage is expected to be substantially the same as the percentage of tax-exempt income actually earned during any particular distribution period.

For Alternative, Equity, Flexible, Funds-of-Funds, Taxable Money Market and Taxable Fixed Income Funds, if you have a nonqualified investment in a fund and you wish to move part or all of those shares to an IRA or qualified retirement account in the fund, you can do so without paying a sales charge. However, this type of exchange is considered a redemption of shares and may result in a gain or loss for tax purposes. See wash sale discussion above. In addition, this type of exchange may result in an excess contribution under IRA or qualified plan regulations if the amount exchanged exceeds annual contribution limitations. You should consult your tax advisor for further details about this complex subject.

Distributions

Dividends

Net investment income dividends (other than qualified dividend income) received and distributions from the excess of net short-term capital gains over net long-term capital losses should be treated as ordinary income for federal income tax purposes. Corporate shareholders are generally entitled to a deduction equal to 70% of that portion of a fund’s dividend that is attributable to dividends the fund received from domestic (U.S.) securities. If there is debt-financed portfolio stock, that is, bank financing is used to purchase long securities, the 70% dividends received deduction would be reduced by the average amount of portfolio indebtedness divided by the average adjusted basis in the stock. This does not impact the qualified dividend income available to individual shareholders. For the most recent fiscal period, net investment income dividends qualified for the corporate deduction are shown in the following table.

Only certain QDI will be subject to the 15% and 0% (for lower-bracket taxpayers) tax rates for 2008-2012. QDI is dividends earned from domestic corporations and qualified foreign corporations. Qualified foreign corporations are corporations incorporated in a U.S. possession, corporations whose stock is readily tradable on an established U.S. securities market (ADRs), and certain other corporations eligible for relief under an income tax treaty with the U.S. that includes an exchange of information agreement. PFICs are excluded from this treatment. Holding periods for shares must also be met to be eligible for QDI treatment (more than 60 days for common stock and more than 90 days for certain preferred’s dividends).

Dividends declared in October, November or December, payable to shareholders of record on a specified date in such a month and paid in the following January will be treated as having been paid by a fund and received by each shareholder in December. Under this rule, therefore, shareholders may be taxed in one year on dividends or distributions actually received in January of the following year.

The QDI for individuals for the most recent fiscal period is shown in the table below. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table  1.

Table 10. Corporate Deduction and Qualified Dividend Income

Fund	Percent of dividends qualifying for corporate deduction	Qualified dividend income for individuals
For funds with fiscal period ending January 31
Columbia Income Builder Fund	14.93%	17.56%
Columbia Portfolio Builder Aggressive	47.05	69.05
Columbia Portfolio Builder Conservative	8.73	11.03
Columbia Portfolio Builder Moderate	18.54	26.25
Columbia Portfolio Builder Moderate Aggressive	30.22	42.34
Columbia Portfolio Builder Moderate Conservative	13.24	17.74
For funds with fiscal period ending February 29
Columbia Equity Value(a)	100.00	100.00
For funds with fiscal period ending April 30
Columbia 120/20 Contrarian Equity	100.00	100.00
Columbia Recovery and Infrastructure	100.00	100.00

Statement of Additional Information – October 1, 2012	Page 81

Fund	Percent of dividends qualifying for corporate deduction	Qualified dividend income for individuals
For funds with fiscal period ending May 31
Columbia Absolute Return Emerging Markets Macro	0%	0%
Columbia Absolute Return Enhanced Multi-Strategy	31.88	35.59
Columbia Absolute Return Multi-Strategy	0	0
Columbia Active Portfolios – Diversified Equity Income(b)	0	0
Columbia Commodity Strategy(c)	0	0
Columbia Diversified Equity Income(d)	96.74	100.00
Columbia Dividend Opportunity(e)	70.97	85.94
Columbia Flexible Capital Income(c)	40.40	42.33
Columbia High Yield Bond	0	0
Columbia Mid Cap Value Opportunity(d)	100.00	100.00
Columbia Multi-Advisor Small Cap Value	0	0
Columbia Select Large-Cap Value(f)	0	0
Columbia Select Smaller-Cap Value(f)	0	0
Columbia Seligman Communications and Information(f)	0	0
Columbia U.S. Government Mortgage	0	0
For funds with fiscal period ending July 31
Columbia Floating Rate	1.53	1.63
Columbia Income Opportunities	0	0
Columbia Inflation Protected Securities	0	0
Columbia Limited Duration Credit	0	0
Columbia Large Core Quantitative	100.00	100.00
Columbia Money Market	0	0
For funds with fiscal period ending August 31
Columbia Diversified Bond	0.39	0.39
Columbia Marsico Flexible Capital	100.00	100.00
Columbia Minnesota Tax-Exempt	0	0
For funds with fiscal period ending September 30
Columbia Large Growth Quantitative	53.32	54.72
Columbia Large Value Quantitative	48.31	47.94
Columbia Strategic Allocation	43.84	64.30
For funds with fiscal period ending October 31
Columbia Absolute Return Currency and Income	0	0
Columbia Asia Pacific ex-Japan	0.03	67.84
Columbia Emerging Markets Bond	0	0
Columbia Emerging Markets Opportunity	16.09	100.00
Columbia European Equity	0.21	100.00
Columbia Frontier	0	0
Columbia Global Bond	0	0
Columbia Global Equity	100.00	100.00
Columbia Global Extended Alpha	22.85	99.99
Columbia Multi-Advisor International Value	0.30	96.78
Columbia Seligman Global Technology	36.41	69.44
For funds with fiscal period ending November 30
Columbia AMT-Free Tax-Exempt Bond	0	0
Columbia Government Money Market	0	0
Columbia Mid Cap Growth Opportunity	0	0

(a)	The fund changed its fiscal year end in 2012 from March 31 to Feb. 29. The information shown is for the period from April 1, 2011 to Feb. 29, 2012.

(b)	For the period from April 20, 2012 (commencement of operations) to May 31, 2012.

Statement of Additional Information – October 1, 2012	Page 82

(c)	For the period from July 28, 2011 (commencement of operations) to May 31, 2012.

(d)	The fund changed its fiscal year end in 2012 from Sept. 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from Oct. 1, 2012 to May 31, 2012.

(e)	The fund changed its fiscal year end in 2012 from June 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from July 1, 2011 to May 31, 2012.

(f)	The fund changed its fiscal year end in 2012 from Dec. 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from Jan. 1, 2012 to May 31, 2012.

Cost Basis Reporting

Historically, the fund’s have been required to report to you and the IRS only gross proceeds on sales, redemptions or exchanges of fund shares. The funds are subject to new reporting requirements for shares purchased, including shares purchased through dividend reinvestment, on or after January 1, 2012 and sold, redeemed or exchanged after that date. IRS regulations now generally require a fund (or your selling agent, if you hold fund shares through a selling agent) to provide you and the IRS, upon the sale, redemption or exchange of fund shares, with cost basis information about those shares as well as information about whether any gain or loss is short- or long-term and whether any loss is disallowed under the “wash sale” rules. This reporting is not required for fund shares held in a retirement or other tax-advantaged account. With respect to fund shares in accounts held directly with a fund, the fund will calculate and report cost basis using the fund’s default method of average cost, unless you instruct the fund to use a different calculation method. The funds will not report cost basis for shares whose cost basis is uncertain or unknown to the fund. Please see www.columbiamanagement.com or contact the funds at 800-345-6611 for more information regarding average cost basis reporting and other available methods for cost basis reporting and how to select or change a particular method or to choose specific shares to sell, redeem or exchange. If you hold fund shares through a selling agent, you should contact your selling agent to learn about its cost basis reporting default method and the reporting elections available to your account. The funds do not recommend any particular method of determining cost basis. Please consult your tax advisor to determine which available cost basis method is best for you. When completing your U.S. federal and state income tax returns, carefully review the cost basis and other information provided to you and make any additional basis, holding period or other adjustments that may be required.

Capital Gains Distributions

Capital gain distributions, if any, received by shareholders (in cash or invested in additional shares) should be treated as long-term capital gains regardless of how long shareholders owned their shares. Short-term capital gains earned by a fund are paid to shareholders as part of their ordinary income dividend and are taxable as ordinary income. Special rates on capital gains may apply to sales of precious metals, if any, owned directly by a fund and to investments in REITs.

Individual shareholders will be subject to federal income tax on distributions of net capital gains generally at a maximum rate of 15% if designated as derived from a fund’s capital gains from property held for more than one year and recognized in the taxable years beginning before January 1, 2011. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. Such distributions are not eligible for the dividends received deduction allowed to corporate shareholders. Shareholders receiving distributions in the form of additional shares issued by a fund will generally be treated for federal income tax purposes as having received a distribution in an amount equal to the cash that could have been elected to be received instead of the additional shares.

Under the Internal Revenue Code of 1986 (the Code), gains or losses attributable to fluctuations in exchange rates that occur between the time a fund accrues interest or other receivables, or accrues expenses or other liabilities denominated in a foreign currency and the time the fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition may be treated as ordinary or capital gains or losses. These gains or losses, referred to under the Code as “section 988” gains or losses, may increase or decrease the amount of a fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

Return of Capital

If a mutual fund is the holder of record of any share of stock on the record date for any dividend payable with respect to the stock, the dividend will be included in gross income by the fund as of the later of (1) the date the share became ex-dividend or (2) the date the fund acquired the share. Because the dividends on some foreign equity investments may be received some time after the stock goes ex-dividend, and in certain rare cases may never be received by the fund, this rule may cause a fund to pay income to its shareholders that it has not actually received. To the extent that the dividend is never received, the fund will take a loss at the time that a determination is made that the dividend will not be received.

If a fund’s distributions exceed its current and accumulated earnings and profits, that portion of the fund’s distributions will be treated as a return of capital to its shareholders. A return of capital is a return of a portion of the shareholder’s original investment. A return of capital will generally not be taxable, however, any amounts received in excess of a shareholder’s tax basis are treated as capital gain. Forms 1099 will be sent to shareholders to report any return of capital.

Statement of Additional Information – October 1, 2012	Page 83

Backup Withholding

Unless a shareholder provides a certified taxpayer identification number (social security number for individuals) on the account application or other document and certifies that the shareholder is not subject to backup withholding, the fund is required to withhold and remit to the IRS 28% backup withholding on taxable and exempt-interest dividends and redemptions. Shareholders should be aware that, under regulations promulgated by the IRS, a fund may be fined for each account for which a certified taxpayer identification number (social security number for individuals) is not provided.

Foreign Shareholders

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership (“foreign shareholder”) depends on whether the income from the fund is “effectively connected” with a U.S. trade or business carried on by such shareholder. If the income from the fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income and qualified dividends paid to such foreign shareholders generally will be subject to a 30% U.S. withholding tax under existing provisions of the Internal Revenue Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty or law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

If the income from the fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, qualified dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations. In the case of foreign non-corporate shareholders, the fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the fund with proper documentation related to their foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

Unrelated Business Taxable Income

Generally, an exempt organization is exempt from U.S. Federal income tax on its passive investment income, such as dividends, interest and capital gains. This general exemption from tax does not apply to the “unrelated business taxable income” (“UBTI”) of an exempt organization. Generally, income and gain derived by an exempt organization from the ownership and sale of debt-financed property is UBTI and, thus, taxable in the proportion to which such property is financed by “acquisition indebtedness” during the relevant period of time. Tax-exempt U.S. investors will not incur UBTI as a result of leveraged investment activities on the part of a fund, although a tax-exempt investor may incur UBTI if it borrows to acquire shares. Tax-exempt U.S. investors may be subject to UBTI on excess inclusion income allocated to such investor as a result of an investment by a fund in certain real estate investment trusts. Tax-exempt U.S. persons are urged to consult their own tax advisors concerning the U.S. Federal tax consequences of an investment in a fund.

Service Providers

INVESTMENT MANAGEMENT SERVICES

Columbia Management Investment Advisers, LLC is the investment manager for each fund. Under the Investment Management Services Agreements, the investment manager, subject to the policies set by the Board, provides investment management services to the funds.

For its services, the investment manager is paid a monthly fee based on the following schedule. Each class of a fund pays its proportionate share of the fee. The fee is calculated for each calendar day on the basis of net assets as of the close of the preceding day.

Statement of Additional Information – October 1, 2012	Page 84

Table 11. Investment Management Services Agreement Fee Schedule

Fund	Assets (billions)	Annual rate at each asset level	Effective Fee Rate*
Columbia 120/20 Contrarian Equity	First $0.25	0.950%	0.820%
	Next $0.25	0.930%
	Next $0.50	0.910%
	Over $1.0	0.890%

Columbia Absolute Return Currency	First $1.0	0.890%	0.890%
and Income	Next $1.0	0.865%
	Next $1.0	0.840%
	Next $3.0	0.815%
	Next $1.5	0.790%
	Next $1.5	0.775%
	Next $1.0	0.770%
	Next $5.0	0.760%
	Next $5.0	0.750%
	Next $4.0	0.740%
	Next $26.0	0.720%
	Over $50.0	0.700%

Columbia Absolute Return Emerging Markets	First $0.5	0.920%	0.920%
Macro Fund	Next $0.5	0.875%
Columbia Absolute Return Enhanced	Next $2.0	0.850%
Multi-Strategy Fund	Next $3.0	0.830%
	Over $6.0	0.800%
Columbia Absolute Return Multi-Strategy Fund	First $0.5	0.820%	0.820%
	Next $0.5	0.775%
	Next $2.0	0.750%
	Next $3.0	0.730%
	Over $6.0	0.700%
Columbia Active Portfolios – Diversified Equity Income	First $0.5	0.660%	0.650%(j)
	Next $0.5	0.615%
	Next $0.5	0.570%
	Next $1.5	0.520%
	Next $3.0	0.510%
	Over $6.0	0.490%
Columbia AMT-Free Tax-Exempt Bond	First $1.0	0.410%	0.410%
	Next $1.0	0.385%
	Next $1.0	0.360%
	Next $3.0	0.335%
	Next $1.5	0.310%
	Next $2.5	0.300%
	Next $5.0	0.290%
	Next $9.0	0.280%
	Next $26.0	0.260%
	Over $50.0	0.250%
Columbia Asia Pacific ex-Japan(h)	First $0.25	0.800%	0.770%
	Next $0.25	0.775%
	Next $0.25	0.750%
	Next $0.25	0.725%
	Next $0.5	0.700%
	Next $1.5	0.650%
	Next $3.0	0.640%
	Next $14.0	0.620%
	Next $4.0	0.610%
	Next $26.0	0.600%
	Over $50.0	0.570%

Columbia Commodity Strategy	First $0.5	0.550%	0.550%(k)
	Next $0.5	0.505%
	Next $2.0	0.480%
	Next $3.0	0.460%
	Over $6.0	0.440%

Statement of Additional Information – October 1, 2012	Page 85

Fund	Assets (billions)	Annual rate at each asset level	Effective Fee Rate*

Columbia Diversified Bond(l)	First $1.0	0.430%	0.430%
	Next $1.0	0.420%
	Next $4.0	0.400%
	Next $1.5	0.380%
	Next $1.5	0.365%
	Next $3.0	0.360%
	Next $8.0	0.350%
	Next $4.0	0.340%
	Next $26.0	0.320%
	Over $50.0	0.300%

Columbia Diversified Equity Income	First $0.50	0.660%	0.560%
	Next $0.50	0.615%
	Next $0.50	0.570%
	Next $1.5	0.520%
	Next $3.0	0.510%
	Over $6.0	0.490%

Columbia Dividend Opportunity	First $0.50	0.660%	Columbia Dividend Opportunity – 0.570%
Columbia Strategic Allocation(m),(n)	Next $0.50	0.615%	Columbia Strategic Allocation – 0.540%
	Next $0.50	0.570%
	Next $1.5	0.520%
	Next $3.0	0.510%
	Over $6.0	0.490%

Columbia Emerging Markets Bond(o)	First $0.50	0.530%	0.640%
	Next $0.50	0.525%
	Next $1.0	0.515%
	Next $1.0	0.495%
	Next $3.0	0.480%
	Next $1.5	0.455%
	Next $1.5	0.440%
	Next $1.0	0.431%
	Next $5.0	0.419%
	Next $5.0	0.409%
	Next $4.0	0.393%
	Next $26.0	0.374%
	Over $50.0	0.353%

Columbia Emerging Markets	First $0.25	1.100%	1.070%
Opportunity	Next $0.25	1.080%
	Next $0.25	1.060%
	Next $0.25	1.040%
	Next $1.0	1.020%
	Next $5.5	1.000%
	Next $2.5	0.985%
	Next $5.0	0.970%
	Net $5.0	0.960%
	Next $4.0	0.935%
	Next $26.0	0.920%
	Over $50.0	0.900%

Columbia Equity Value(p)	First $0.50	0.660%	0.640%
	Next $0.50	0.615%
	Next $0.50	0.570%
	Next $1.5	0.520%
	Next $3.0	0.510%
	Over $6.0	0.490%

Statement of Additional Information – October 1, 2012	Page 86

Fund	Assets (billions)	Annual rate at each asset level	Effective Fee Rate*

Columbia European Equity(q)	First $0.25	0.800%	0.840%
	Next $0.25	0.775%
	Next $0.25	0.750%
	Next $0.25	0.725%
	Next $0.5	0.700%
	Next $1.5	0.650%
	Next $3.0	0.640%
	Next $14.0	0.620%
	Next $4.0	0.610%
	Next $26.0	0.600%
	Over $50.0	0.570%

Columbia Flexible Capital Income	First $0.5	0.590%	0.590%(k)
	Next $0.5	0.575%
	Next $2.0	0.560%
	Next $3.0	0.530%
	Over $6.0	0.500%

Columbia Floating Rate(r)	First $0.25	0.590%	Columbia Floating Rate – 0.580%
Columbia High Yield Bond(t)	Next $0.25	0.575%	Columbia High Yield Bond – 0.570%
	Next $0.25	0.570%
	Next $0.25	0.560%
	Next $1.0	0.550%
	Next $1.0	0.540%
	Next $3.0	0.515%
	Next $1.5	0.490%
	Next $1.5	0.475%
	Next $1.0	0.450%
	Next $5.0	0.435%
	Next $5.0	0.425%
	Next $4.0	0.400%
	Next $26.0	0.385%
	Over $50.0	0.360%

Columbia Frontier(s)	First $0.50	0.790%	0.863%
	Next $0.50	0.745%
	Over $1.0	0.700%

Columbia Global Bond(o)	First $1.0	0.570%	0.670%
	Next $1.0	0.525%
	Next $1.0	0.520%
	Next $3.0	0.515%
	Next $1.5	0.510%
	Next $4.5	0.500%
	Next $8.0	0.490%
	Next $30.0	0.480%
	Over $50.0	0.470%

Columbia Global Equity(c)	First $0.25	0.800%	0.790%
	Next $0.25	0.775%
	Next $0.25	0.750%
	Next $0.25	0.725%
	Next $0.5	0.700%
	Next $1.5	0.650%
	Next $3.0	0.640%
	Next $6.0	0.620%
	Next $8.0	0.620%
	Next $4.0	0.610%
	Next $26.0	0.600%
	Over $50.0	0.570%

Columbia Global Extended Alpha	First $0.25	1.050%	1.300%
	Next $0.25	1.030%
	Next $0.50	1.010%
	Over $1.0	0.990%

Statement of Additional Information – October 1, 2012	Page 87

Fund	Assets (billions)	Annual rate at each asset level	Effective Fee Rate*

Columbia Government Money Market	First $1.0	0.330%	Columbia Government Money Market – 0.330%
Columbia Money Market	Next $0.5	0.313%	Columbia Money Market – 0.310%
	Next $0.5	0.295%
	Next $0.5	0.278%
	Next $2.5	0.260%
	Next $1.0	0.240%
	Next $1.5	0.220%
	Next $1.5	0.215%
	Next $1.0	0.190%
	Next $5.0	0.180%
	Next $5.0	0.170%
	Next $4.0	0.160%
	Over $24.0	0.150%

Columbia Income Builder Fund	N/A	N/A	N/A
Columbia Portfolio Builder Aggressive
Columbia Portfolio Builder Conservative
Columbia Portfolio Builder Moderate
Columbia Portfolio Builder Moderate Aggressive
Columbia Portfolio Builder Moderate Conservative

Columbia Income Opportunities(d)	First $0.25	0.590%	0.562%
	Next $0.25	0.575%
	Next $0.25	0.570%
	Next $0.25	0.560%
	Next $1.0	0.550%
	Next $1.0	0.540%
	Next $3.0	0.515%
	Next $1.5	0.490%
	Next $1.5	0.475%
	Next $1.0	0.450%
	Next $5.0	0.435%
	Next $5.0	0.425%
	Next $4.0	0.400%
	Next $26.0	0.385%
	Over $50.0	0.360%

Columbia Inflation Protected	First $1.0	0.440%	0.440%
Securities	Next $1.0	0.415%
	Next $1.0	0.390%
	Next $3.0	0.365%
	Next $1.5	0.340%
	Next $1.5	0.325%
	Next $1.0	0.320%
	Next $5.0	0.310%
	Next $5.0	0.300%
	Next $4.0	0.290%
	Next $26.0	0.270%
	Over $50.0	0.250%

Columbia Large Core Quantitative(m)	First $0.50	0.690%	Columbia Large Core Quantitative – 0.590%
Columbia Large Growth Quantitative(m)	Next $0.50	0.645%	Columbia Large Growth Quantitative – 0.630%
Columbia Large Value Quantitative(e)	Next $0.50	0.600%	Columbia Large Value Quantitative – 0.700%
	Next $1.5	0.550%
	Next $3.0	0.540%
	Over $6.0	0.520%

Statement of Additional Information – October 1, 2012	Page 88

Fund	Assets (billions)	Annual rate at each asset level	Effective Fee Rate*
Columbia Limited Duration Credit(l)	First $1.0	0.360%	0.360%
	Next $1.0	0.355%
	Next $1.0	0.350%
	Next $3.0	0.345%
	Next $1.5	0.330%
	Next $1.5	0.315%
	Next $1.0	0.310%
	Next $5.0	0.300%
	Next $5.0	0.290%
	Next $4.0	0.280%
	Next $26.0	0.260%
	Over $50.0	0.240%

Columbia Marsico Flexible Capital	First $0.5	0.890%	0.890%(a)
	Next $0.5	0.840%
	Next $2.0	0.790%
	Next $3.0	0.770%
	Over $6.0	0.750%

Columbia Mid Cap Growth Opportunity(i )	First $0.5	0.760%	Columbia Mid Cap Growth Opportunity – 0.710%
Columbia Mid Cap Value Opportunity	Next $0.5	0.715%	Columbia Mid Cap Value Opportunity – 0.700%
	Next $0.5	0.670%
	Over $1.5	0.620%

Columbia Minnesota Tax-Exempt(f)	First $0.5	0.400%	0.400%
	Next $0.5	0.350%
	Next $2.0	0.320%
	Next $3.0	0.290%
	Next $1.5	0.280%
	Over $7.5	0.270%

Columbia Multi-Advisor International	First $0.25	0.900%	0.860%
Value	Next $0.25	0.875%
	Next $0.25	0.850%
	Next $0.25	0.825%
	Next $1.0	0.800%
	Over $2.0	0.775%

Columbia Multi-Advisor Small Cap	First $0.25	0.970%	0.970%
Value	Next $0.25	0.945%
	Next $0.25	0.920%
	Next $0.25	0.895%
	Over $1.0	0.870%

Columbia Recovery and Infrastructure	First $1.0	0.650%	0.670%
	Next $1.0	0.600%
	Next $4.0	0.550%
	Over $6.0	0.500%

Columbia Select Large-Cap Value	First $0.5	0.710%	0.710%
	Next $0.5	0.660%
	Next $2.0	0.565%
	Next $3.0	0.560%
	Over $6.0	0.540%

Columbia Select Smaller-Cap Value	First $0.5	0.790%	0.790%
	Next $0.5	0.745%
	Over $1.0	0.700%

Columbia Seligman Communications	First $3.0	0.855%	0.850%
and Information	Next $3.0	0.825%
	Over $6.0	0.725%

Columbia Seligman Global Technology(b)	First $3.0	0.855%	0.890%
	Next $3.0	0.825%
	Over $6.0	0.725%

Statement of Additional Information – October 1, 2012	Page 89

Fund	Assets (billions)	Annual rate at each asset level	Effective Fee Rate*

Columbia U.S. Government Mortgage(g)	First $1.0	0.430%	0.430%
	Next $1.0	0.420%
	Next $4.0	0.400%
	Next $1.5	0.380%
	Next $1.5	0.365%
	Next $3.0	0.360%
	Next $8.0	0.350%
	Next $4.0	0.340%
	Next $26.0	0.320%
	Over $50.0	0.300%

*	The fee may include an adjustment under the terms of a performance incentive adjustment (see tables 13 and 14).

(a)	For the fiscal period from Sept. 28, 2010 (when shares became publicly available) to Aug. 31, 2011.

(b)	Prior to March 1, 2011, the investment manager received an annual fee ranging from 0.950% to 0.870% as assets increased.

(c)	Prior to March 1, 2011, the investment manager received an annual fee ranging from 0.800% to 0.570% as assets increased. The fee schedule change resulted in a fee rate decrease for certain asset levels.

(d)	Prior to March 1, 2011, the investment manager received an annual fee ranging from 0.610% to 0.380% as assets increased.

(e)	Prior to March 1, 2011, the investment manager received an annual fee ranging from 0.600% to 0.375% as assets increased.

(f)	Prior to March 1, 2011, the investment manager received an annual fee ranging from 0.410% to 0.250% as assets increased.

(g)	Prior to April 1, 2011, the investment manager received an annual fee ranging from 0.480% to 0.290% as assets increased.

(h)	Prior to April 1, 2011, the investment manager received an annual fee ranging from 0.800% to 0.570% as assets increased. The fee schedule change resulted in a fee rate decrease for certain asset levels.

(i)	Prior to April 1, 2011, the investment manager received an annual fee ranging from 0.700% to 0.475% as assets increased.

(j)	For the period from April 20, 2012 (commencement of operations) to May 31, 2012.

(k)	For the period from July 28, 2011 (commencement of operations) to May 31, 2012.

(l)	Prior to July 1, 2011, the investment manager received an annual fee ranging from 0.480% to 0.290% as assets increased.

(m)	Prior to July 1, 2011, the investment manager received an annual fee ranging from 0.570% to 0.390% as assets increased.

(n)	This fee applies to assets invested in securities, other than underlying funds (including any exchange-traded funds (ETFs)) that pay an investment management services fee to Columbia Management, including other funds advised by the investment manager that do not pay an investment management services fee, derivatives and individual securities. The fund does not pay an investment management services fee on assets that are invested in underlying funds, including any ETFs, that pay an investment management services fee to Columbia Management.

(o)	Prior to July 1, 2011, the investment manager received an annual fee ranging from 0.720% to 0.520% as assets increased.

(p)	Prior to June 1, 2011, the investment manager received an annual fee ranging from 0.530% to 0.400% as assets increased.

(q)	Prior to July 1, 2011, the investment manager received an annual fee ranging from 0.800% to 0.570% as assets increased. The fee schedule change resulted in a fee rate decrease for certain asset levels.

(r)	Prior to July 1, 2011, the investment manager received an annual fee ranging from 0.610% to 0.380% as assets increased.

(s)	Prior to July 1, 2011, the investment manager received an annual fee ranging from 0.885% to 0.790% as assets increased.

(t)	Prior to July 1, 2011, the investment manager received an annual fee ranging from 0.590% to 0.360% as assets increased.

Under the agreement, a fund also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees and charges; fidelity bond premiums; certain legal fees; registration fees for shares; consultants’ fees; compensation of Board members, officers and employees not employed by the investment manager or its affiliates; corporate filing fees; organizational expenses; expenses incurred in connection with lending securities; interest and fee expense related to a fund’s participation in inverse floater structures; and expenses properly payable by a fund, approved by the Board.

For certain Equity and Flexible Funds noted in Table 12, before the fee based on the asset charge is paid, it is adjusted for the fund’s investment performance relative to a Performance Incentive Adjustment Index (PIA Index) as shown in the table

Statement of Additional Information – October 1, 2012	Page 90

below. The adjustment increased or decreased the fee for the last fiscal period as shown in the following table. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 12. PIA Indexes

Fund	PIA Index	Fee Increase or (Decrease)
Fiscal year ending February 29
Columbia Equity Value(a)	Lipper Large-Cap Value Funds Index	$100,425
Fiscal year ending April 30
Columbia 120/20 Contrarian Equity(b)	Russell 3000 Index	(30,380)
Columbia Recovery and Infrastructure(e)	S&P 500 Index	146,967
Fiscal year ending May 31
Columbia Dividend Opportunity(e)	Lipper Equity Income Funds Index	167,221
Columbia Multi-Advisor Small Cap Value(e)	Lipper Small-Cap Value Funds Index	8,597
Fiscal year ending July 31
Columbia Large Core Quantitative(e)	Lipper Large-Cap Core Funds Index	2,333,133
Fiscal year ending September 30
Columbia Large Growth Quantitative(e)	Lipper Large-Cap Growth Funds Index	69,153
Columbia Large Value Quantitative(c)	Lipper Large-Cap Value Funds Index	140,390
Columbia Strategic Allocation(e)	Lipper Flexible Portfolio Funds Index	(447,021)
Fiscal year ending October 31
Columbia Asia Pacific ex-Japan(d)	MSCI All Country Asia Pacific Ex-Japan Index	(68,832)
Columbia Emerging Markets Opportunity(e)	Lipper Emerging Markets Funds Index	(97,306)
Columbia European Equity(e)	Lipper European Funds Index	78,622
Columbia Global Equity(c)	Lipper Global Funds Index	1,492
Columbia Global Extended Alpha(e)	MSCI All Country World Index	28,915
Columbia Multi-Advisor International Value(d)	Lipper International Multi-Cap Value Funds Index	(146,722)
Fiscal year ending November 30
Columbia Mid Cap Growth Opportunity(d)	Lipper Mid-Cap Growth Funds Index	(158,921)

(a)	Effective June 1, 2011, the management fee will no longer be adjusted for investment performance relative to the PIA Index. The fund changed its fiscal year end in 2012 from March 31 to Feb. 29. The amount shown is for the period from April 1, 2011 to May 31, 2011.

(b)	Effective April 1, 2012, the management fee is no longer adjusted for investment performance relative to the PIA Index.

(c)	Effective March 1, 2011, the management fee is no longer adjusted for investment performance relative to the PIA Index.

(d)	Effective April 1, 2011, the management fee is no longer adjusted for investment performance relative to the PIA Index.

(e)	Effective July 1, 2011, the management fee is no longer adjusted for investment performance relative to the PIA Index.

For all funds noted in Table 12 EXCEPT Columbia 120/20 Contrarian Equity, Columbia Recovery and Infrastructure, and Columbia Global Extended Alpha:

The adjustment will be determined monthly by measuring the percentage difference over a rolling 12-month period (subject to earlier determination based on the Transition Period, as set forth below) between the annualized performance of one Class A share of the fund and the annualized performance of the PIA Index (“performance difference”). The performance difference is then used to determine the adjustment rate. The adjustment rate, computed to five decimal places, is determined in accordance with the following table and is applied against average daily net assets for the applicable rolling 12-month period or Transition Period, and divided by 12 to obtain the fee reflecting the performance fee adjustment for that month. The table is organized by fund category. You can find your fund’s category in Table 1.

Statement of Additional Information – October 1, 2012	Page 91

Table 13. Performance Incentive Adjustment Calculation

Equity Funds		Flexible Funds
Performance Difference	Adjustment Rate	Performance Difference	Adjustment Rate
0.00% – 0.50%	0	0.00% – 0.50%	0
0.50% – 1.00%	6 basis points times the performance difference over 0.50%, times 100 (maximum of 3 basis points if a 1% performance difference)	0.50% – 1.00%	6 basis points times the performance difference over 0.50%, times 100 (maximum of 3 basis points if a 1% performance difference)
1.00% – 2.00%	3 basis points, plus 3 basis points times the performance difference over 1.00%, times 100 (maximum 6 basis points if a 2% performance difference)	1.00% – 2.00%	3 basis points, plus 3 basis points times the performance difference over 1.00%, times 100 (maximum 6 basis points if a 2% performance difference)
2.00% – 4.00%	6 basis points, plus 2 basis points times the performance difference over 2.00%, times 100 (maximum 10 basis points if a 4% performance difference)	2.00% – 3.00%	6 basis points, plus 2 basis points times the performance difference over 2.00%, times 100 (maximum 8 basis points if a 3% performance difference)
4.00% – 6.00%	10 basis points, plus 1 basis point times the performance difference over 4.00%, times 100 (maximum 12 basis points if a 6% performance difference)	3.00% or more	8 basis points
6.00% or more	12 basis points	N/A

For example, if the performance difference for an Equity Fund is 2.38%, the adjustment rate is 0.000676 (0.0006 [6 basis points] plus 0.0038 [the 0.38% performance difference over 2.00%] x 0.0002 [2 basis points] x 100 (0.000076)). Rounded to five decimal places, the adjustment rate is 0.00068. The maximum adjustment rate for the fund is 0.0012 per year. Where the fund’s Class A performance exceeds that of the PIA Index, the fee paid to the investment manager will increase. Where the performance of the PIA Index exceeds the performance of the fund’s Class A shares, the fee paid to the investment manager will decrease. The 12-month comparison period rolls over with each succeeding month, so that it always equals 12 months, ending with the month for which the performance adjustment is being computed.

Transition Period

The performance incentive adjustment will not be calculated for the first 6 months from the inception of the fund. After 6 full calendar months, the performance fee adjustment will be determined using the average assets and performance difference over the first 6 full calendar months, and the adjustment rate will be applied in full. Each successive month an additional calendar month will be added to the performance adjustment computation. After 12 full calendar months, the full rolling 12-month period will take affect.

Change in Index

If the PIA Index ceases to be published for a period of more than 90 days, changes in any material respect, otherwise becomes impracticable or, at the discretion of the Board, is no longer appropriate to use for purposes of a performance incentive adjustment, for example, if Lipper reclassifies the fund from one peer group to another, the Board may take action it deems appropriate and in the best interests of shareholders, including: (1) discontinuance of the performance incentive adjustment until such time as it approves a substitute index; or (2) adoption of a methodology to transition to a substitute index it has approved.

In the case of a change in the PIA Index, a fund’s performance will be compared to a 12-month blended index return that reflects the performance of the current index for the portion of the 12-month performance measurement period beginning the effective date of the current index and the performance of the prior index for the remainder of the measurement period. At the conclusion of the transition period, the performance of the prior index will be eliminated from the performance incentive adjustment calculation, and the calculation will include only the performance of the current index.

For Columbia 120/20 Contrarian Equity, Columbia Recovery and Infrastructure, and Columbia Global Extended Alpha:

The adjustment will be determined monthly by measuring the percentage difference over a rolling 36-month period (subject to earlier determination based on the Transition Period, as set forth below) between the annualized performance of one Class A share of the fund and the annualized performance of the PIA Index (“performance difference”). The performance difference will then be used to determine the adjustment rate. The adjustment rate, computed to five decimal places, is determined in accordance with the following table and is applied against average daily net assets for the applicable rolling

Statement of Additional Information – October 1, 2012	Page 92

36-month period or Transition Period, and divided by 12 to obtain the fee reflecting the performance fee adjustment for that month.

Table 14. Performance Incentive Adjustment Calculation

Columbia Recovery and Infrastructure		Columbia 120/20 Contrarian Equity Columbia Global Extended Alpha
Performance Difference	Adjustment Rate	Performance Difference	Adjustment Rate
0.00% – 0.50%	0	0.00% – 1.00%	0
0.50% – 1.00%	6 basis points times the performance difference over 0.50%, times 100 (maximum of 3 basis points if a 1% performance difference)	1.00% – 6.00%	10 basis points times the performance difference over 1.00%, times 100 (maximum 50 basis points if a 6% performance difference)
1.00% – 2.00%	3 basis points, plus 3 basis points times the performance difference over 1.00%, times 100 (maximum 6 basis points if a 2% performance difference)	6.00% or more	50 basis points
2.00% – 4.00%	6 basis points, plus 2 basis points times the performance difference over 2.00%, times 100 (maximum 10 basis points if a 4% performance difference)	N/A
4.00% – 6.00%	10 basis points, plus 1 basis point times the performance difference over 4.00%, times 100 (maximum 12 basis points if a 6% performance difference)	N/A
6.00% or more	12 basis points	N/A

For example, if the performance difference for Columbia 120/20 Contrarian Equity is 2.38%, the adjustment rate is 0.00138 [the 1.38% performance difference over 1.00%] x 0.0010 [10 basis points] x 100. Rounded to five decimal places, the adjustment rate is 0.00138. This adjustment rate of 0.00138 is then applied against the average daily net assets for the applicable rolling 36-month or Transition Period, and divided by 12, which provides the performance adjustment fee for that month. Where the fund’s Class A performance exceeds that of the PIA Index for the applicable rolling 36-month period or Transition Period, the fee paid to the investment manager will increase by the adjustment rate. Where the performance of the PIA Index exceeds the performance of the fund’s Class A shares for the applicable rolling 36-month period or Transition Period, the fee paid to the Investment Manager will decrease by the adjustment rate.

The 36-month comparison period rolls over with each succeeding month, so that it always equals 36 months, ending with the month for which the performance adjustment is being computed.

Transition Period

The performance incentive adjustment will not be calculated for the first 24 months from the inception of the fund. After 24 full calendar months, the performance fee adjustment will be determined using the average assets and Performance Difference over the first 24 full calendar months, and the Adjustment Rate will be applied in full. Each successive month an additional calendar month will be added to the performance adjustment computation. After 36 full calendar months, the full rolling 36-month period will take affect.

Change in Index

If the PIA Index ceases to be published for a period of more than 90 days, changes in any material respect, otherwise becomes impracticable or, at the discretion of the Board, is no longer appropriate to use for purposes of a performance incentive adjustment, the Board may take action it deems appropriate and in the best interests of shareholders, including:

(1) discontinuance of the performance incentive adjustment until such time as it approves a substitute index, or (2) adoption of a methodology to transition to a substitute index it has approved.

In the case of a change the PIA Index, a fund’s performance will be compared to a 36-month blended index return that reflects the performance of the current index for the portion of the 36-month performance measurement period beginning the effective date of the current index and the performance of the prior index for the remainder of the measurement period. At the conclusion of the transition period, the performance of the prior index will be eliminated from the performance incentive adjustment calculation, and the calculation will include only the performance of the current index.

Statement of Additional Information – October 1, 2012	Page 93

In September 2010 the Board approved, an amended investment management services agreement (“IMSA”) that would include elimination of the PIA. Effective October 1, 2010 for Columbia 120/20 Contrarian Equity Fund, Columbia Asia Pacific ex-Japan Fund, Columbia Mid Cap Growth Opportunity Fund and Columbia Multi-Advisor International Value Fund, the investment manager has agreed that for a transitional period of 6 months, except the transitional period for Columbia 120/20 Contrarian Equity Fund will be 18 months, each fund will compensate the investment manager at the lower of: (i) the fee calculated under the proposed IMSA (i.e., without the PIA), or (ii) the fee calculated under the current IMSA (including any applicable negative PIA).

The IMSA proposal was approved by fund shareholders at a shareholder meeting held Feb. 15, 2011. More information about the IMSA proposal is available in proxy materials distributed to shareholders in early 2011. The IMSA proposal was effective in March 2011.

The table below shows the total management fees paid by each fund for the last three fiscal periods as well as nonadvisory expenses, net of earnings credits, waivers and expenses reimbursed by the investment manager and its affiliates. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 15. Management Fees and Nonadvisory Expenses

	Management Fees					Nonadvisory expenses
Fund	2012		2011		2010	2012		2011		2010
For funds with fiscal period ending January 31
Columbia Income Builder Fund	N/A		N/A		N/A	$246,586		$160,083		$101,055
Columbia Portfolio Builder Aggressive	N/A		N/A		N/A	187,582		257,965		107,162
Columbia Portfolio Builder Conservative	N/A		N/A		N/A	259,601		204,471		151,416
Columbia Portfolio Builder Moderate	N/A		N/A		N/A	284,421		322,390		272,479
Columbia Portfolio Builder Moderate Aggressive	N/A		N/A		N/A	266,332		325,129		290,338
Columbia Portfolio Builder Moderate Conservative	N/A		N/A		N/A	197,902		230,808		164,289
For funds with fiscal period ending February 29
Columbia Equity Value(a)	$4,027,256		$3,875,718		$3,406,527	(325,308)		389,956		309,679
For funds with fiscal period ending April 30
Columbia 120/20 Contrarian Equity	194,773		229,316		360,835	11,336		33,108		31,738
Columbia Recovery and Infrastructure	5,828,719		4,444,701		2,163,593	435,097		324,838		232,888
For funds with fiscal period ending May 31
Columbia Absolute Return Emerging Markets Macro	1,112,877		25,529	(b)	N/A	(64,745)		4,374	(b)	N/A
Columbia Absolute Return Enhanced Multi-Strategy	930,540		48,843	(c)	N/A	210,220		8,497	(c)	N/A
Columbia Absolute Return Multi-Strategy	1,466,719		71,189	(c)	N/A	567,678		28,272	(c)	N/A
Columbia Active Portfolios – Diversified Equity Income	395,908	(d)	N/A		N/A	(74,922	)(d)	N/A		N/A
Columbia Commodity Strategy	74,158	(e)	N/A		N/A	9,781	(e)	N/A		N/A
Columbia Diversified Equity Income(f)	13,796,950		27,693,306		27,123,619	585,438		1,107,764		942,822
Columbia Dividend Opportunity(g)	16,009,390		11,101,095		8,065,963	866,326		461,649		(91,086)
Columbia Flexible Capital Income	218,848	(e)	N/A		N/A	15,603	(e)	N/A		N/A
Columbia High Yield Bond	9,145,657		10,353,350		9,691,900	(172,238)		354,534		(400,525)
Columbia Mid Cap Value Opportunity(h)	8,196,564		16,135,473		14,465,693	(383,798)		660,364		480,913
Columbia Multi-Advisor Small Cap Value	3,484,297		4,151,219		3,968,159	(374,521)		(300,784)		(684,318)
Columbia Select Large-Cap Value(i)	1,551,906		2,692,204		1,486,938	23,158		207,334		355,259
Columbia Select Smaller-Cap Value(j)	1,331,671		3,665,260		3,887,422	64,392		(4,165)		(1,052,710)
Columbia Seligman Communications and Information(k)	13,901,752		32,882,730		31,300,872	611,949		1,163,416		1,980,670
Columbia U.S. Government Mortgage	5,437,912		1,510,695		1,247,010	(172,738)		(194,816)		(256,078)

Statement of Additional Information – October 1, 2012	Page 94

	Management Fees					Nonadvisory expenses
Fund	2011		2010	2009		2011	2010	2009
For funds with fiscal period ending July 31
Columbia Floating Rate	$3,094,169		$2,466,113	$2,210,544		$303,937	$226,409	$(61,933)
Columbia Income Opportunities	7,531,746		4,451,807	1,913,521		485,939	313,169	291,601
Columbia Inflation Protected Securities	2,373,468		2,886,405	3,322,371		(764,945)	(354,181)	(115,062)
Columbia Large Core Quantitative	23,367,407		21,017,705	9,909,438		(973,406)	(4,112,307)	268,796
Columbia Limited Duration Credit	3,254,713		2,186,361	844,435		(229,794)	(272,368)	(68,816)
Columbia Money Market	7,527,378		8,951,478	12,658,313		(10,704,885)	(13,410,378)	(1,868,463)
For funds with fiscal period ending August 31
Columbia Diversified Bond	21,890,643		19,593,287	15,648,683		(1,233,833)	(1,381,496)	(2,314,025)
Columbia Marsico Flexible Capital	753,659	(l)	N/A	N/A		325,319 (l)	N/A	N/A
Columbia Minnesota Tax-Exempt	1,445,485		1,360,384	1,230,393		51,734	44,953	196,213
For funds with fiscal period ending September 30
Columbia Large Growth Quantitative	4,402,170		4,488,490	2,033,555		337,290	239,308	214,462
Columbia Large Value Quantitative	2,292,007		1,711,964	661,677		(86,029)	175,996	168,055
Columbia Strategic Allocation	5,489,365		5,680,661	6,604,411		694,740	541,596	585,299
For funds with fiscal period ending October 31
Columbia Absolute Return Currency and Income	1,609,568		1,811,957	4,698,565		168,307	198,087	205,127
Columbia Asia Pacific ex-Japan	3,996,198		1,639,719	78,072	(m)	548,218	432,652	21,500 (m)
Columbia Emerging Markets Bond	1,889,510		1,777,437	1,320,292		104,145	274,761	82,201
Columbia Emerging Markets Opportunity	6,593,921		6,678,651	3,791,476		918,001	1,214,163	524,327
Columbia European Equity	1,775,283		552,061	600,499		164,137	5,098	(31,736)
Columbia Frontier	1,069,553		884,356	321,582		(39,439)	(85,171)	(20,898)
Columbia Global Bond	3,195,291		3,543,599	3,551,274		(228,752)	27,675	(33,836)
Columbia Global Equity	3,588,087		3,435,736	2,918,784		(105,625)	372,343	350,276
Columbia Global Extended Alpha	151,488		96,692	64,424		4,614	5,453	4,234
Columbia Multi-Advisor International Value	4,602,284		5,751,275	5,749,639		416,231	566,858	511,602
Columbia Seligman Global Technology	5,012,799		4,825,096	2,551,543		360,049	218,202	386,252
For funds with fiscal period ending November 30
Columbia AMT-Free Tax-Exempt Bond	2,421,470		2,716,984	2,699,258		91,561	108,977	48,345
Columbia Government Money Market(n)	390,509		462,678	518,174		(514,966)	(651,865)	(1,105,030)
Columbia Mid Cap Growth Opportunity	7,100,416		6,667,459	4,488,355		36,908	305,174	281,069

(a)	The fund changed its fiscal year end in 2012 from March 31 to Feb. 29. For the fiscal year ended 2012, the information shown is for the period from April 1, 2011 to Feb. 29, 2012. For fiscal years ended 2011 and 2012, the information shown is from April 1, 2010 to March 31, 2011 and April 1, 2009 to March 31, 2010, respectively.
(b)	For the period from April 7, 2011 (commencement of operations) to May 31, 2011.
(c)	For the period from March 31, 2011 (commencement of operations) to May 31, 2011.
(d)	For the period from April 20, 2012 (commencement of operations) to May 31, 2012.
(e)	For the period from July 28, 2011 (commencement of operations) to May 31, 2012.
(f)	The fund changed its fiscal year end in 2012 from Sept. 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from Oct. 1, 2011 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Oct. 1, 2010 to Sept. 30, 2011 and Oct. 1, 2009 to Sept. 30, 2010, respectively. For the fiscal year from Oct. 1, 2008 to Sept. 30, 2009, the management fees paid were $15,648,683 and the nonadvisory expenses were $1,037,819.

Statement of Additional Information – October 1, 2012	Page 95

(g)	The fund changed its fiscal year end in 2012 from June 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from July 1, 2011 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from July 1, 2010 to June 30, 2011 and July 1, 2009 to June 30, 2010, respectively. For the fiscal year from July 1, 2008 to June 30, 2009, the management fees paid were $6,381,215 and the nonadvisory expenses were $(502,682).
(h)	The fund changed its fiscal year end in 2012 from Sept. 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from Oct. 1, 2011 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Oct. 1, 2010 to Sept. 30, 2011 and Oct. 1, 2009 to Sept. 30, 2010, respectively. For the fiscal year from Oct. 1, 2008 to Sept. 30, 2009, the management fees paid were $9,896,881 and the nonadvisory expenses were $776,726.
(i)	The fund changed its fiscal year end in 2012 from Dec. 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from Jan. 1, 2012 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Jan. 1, 2011 to Dec. 31, 2011 and Jan. 1, 2010 to Dec. 31, 2010, respectively. For the fiscal year from Jan. 1, 2009 to Dec. 31, 2009, the management fees paid were $1,486,938 and the nonadvisory expenses were $292,721.
(j)	The fund changed its fiscal year end in 2012 from Dec. 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from Jan. 1, 2012 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Jan. 1, 2011 to Dec. 31, 2011 and Jan. 1, 2010 to Dec. 31, 2010, respectively. For the fiscal year from Jan. 1, 2009 to Dec. 31, 2009, the management fees paid were $1,687,329 and the nonadvisory expenses were $(186,016).
(k)	The fund changed its fiscal year end in 2012 from Dec. 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from Jan. 1, 2012 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Jan. 1, 2011 to Dec. 31, 2011 and Jan. 1, 2010 to Dec. 31, 2010, respectively. For the fiscal year from Jan. 1, 2009 to Dec. 31, 2009, the management fees paid were $25,152,110 and the nonadvisory expenses were $1,991,333.
(l)	For the period from Sept. 28, 2010 (when shares became publicly available) to Aug. 31, 2011.
(m)	For the period from July 15, 2009 (when the Fund became available) to Oct. 31, 2009.
(n)	The fund changed its fiscal year end in 2011 from Dec. 31 to Nov. 30. For the fiscal year ended 2011, the information shown is for the period from Jan. 1, 2011 to Nov. 30, 2011. For fiscal years ended 2010 and 2009, the information shown is from Jan. 1, 2010 to Dec. 31, 2010 and Jan. 1, 2009 to Dec. 31, 2009, respectively.

Manager of Managers Exemption

The funds have received an order from the SEC that permits Columbia Management, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for a fund without first obtaining shareholder approval. The order permits the fund to add or change unaffiliated subadvisers or the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.

For Columbia Seligman Communications and Information, if the fund were to seek to rely on the order, holders of a majority of the fund’s outstanding voting securities would need to approve operating the fund in this manner. There is no assurance shareholder approval, if sought, will be received, and no changes will be made without shareholder approval until that time.

Subadvisory Agreements

The assets of certain funds are managed by subadvisers that have been selected by the investment manager, subject to the review and approval of the Board. The investment manager has recommended the subadvisers to the Board based upon its assessment of the skills of the subadvisers in managing other assets with objectives and investment strategies substantially similar to those of the applicable fund. Short-term investment performance is not the only factor in selecting or terminating a subadviser, and the investment manager does not expect to make frequent changes of subadvisers. Certain subadvisers, affiliated with the investment manager, have been directly approved by shareholders. These subadvisers are noted in Table 16.

The investment manager allocates the assets of a fund with multiple subadvisers among the subadvisers. Each subadviser has discretion, subject to oversight by the Board and the investment manager, to purchase and sell portfolio assets, consistent with the fund’s investment objectives, policies, and restrictions. Generally, the services that a subadviser provides to the fund are limited to asset management and related recordkeeping services.

The investment manager has entered into an advisory agreement with each subadviser under which the subadviser provides investment advisory assistance and day-to-day management of some or all of the fund’s portfolio, as well as investment research and statistical information. A subadviser may also serve as a discretionary or non-discretionary investment adviser to management or advisory accounts that are unrelated in any manner to the investment manager or its affiliates.

Statement of Additional Information – October 1, 2012	Page 96

The following table shows the advisory fee schedules for fees paid by the investment manager to subadvisers for funds that have subadvisers. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 16. Subadvisers and Subadvisory Agreement Fee Schedules

Fund	Subadviser	Parent Company	Fee Schedule
For funds with fiscal period ending May 31
Columbia Commodity Strategy Fund	Threadneedle International Limited (Threadneedle) (effective July 28, 2011)	D	0.25% on all assets
Columbia Multi-Advisor Small Cap Value	Barrow, Hanley, Mewhinney & Strauss (BHMS)(a) (effective March 12, 2004)	A	1.00% on the first $10 million, reducing to 0.30% as assets increase
	Donald Smith & Co., Inc. (Donald Smith)(a) (effective March 12, 2004)	N/A	0.60% on the first $175 million, reducing to 0.55% as assets increase
	Metropolitan West Capital Management, LLC (MetWest Capital) (effective April 24, 2006)	B	0.50% on all assets
	Turner Investments, L.P. (Turner) (effective Feb. 19, 2010)	N/A	0.50% on the first $50 million, reducing to 0.35% as assets increase.(a)
For funds with fiscal period ending August 31
Columbia Marsico Flexible Capital Fund	Marsico Capital Management, LLC (Marsico Capital) (effective Sept. 22, 2010)	C	0.45% on all assets
For funds with fiscal period ending October 31
Columbia Asia Pacific ex-Japan	Threadneedle (effective July 15, 2009)	D	0.45% on all assets
Columbia Emerging Markets Opportunity	Threadneedle(b) (effective July 9, 2004)	D	0.50% on all assets
Columbia European Equity	Threadneedle(b) (effective July 9, 2004)	D	0.35% on all assets
Columbia Global Equity	Threadneedle(b) (effective July 9, 2004)	D	0.35% on all as assets
Columbia Global Extended Alpha	Threadneedle(b) (effective Aug. 1, 2008)	D	0.50% on all assets
Columbia Multi-Advisor International Value	Dimensional Fund Advisors, L.P. (DFA) (effective Nov. 16, 2011)	E	0.21% on all assets
	Mondrian Investment Partners Limited (Mondrian) (effective August 18, 2008)	N/A	0.70% on all assets
	Tradewinds Global Investors, LLC (Tradewinds) (effective August 18, 2008)	N/A	0.50% on the first $250 million, reducing to 0.40 as assets increase

(a)	The fee is calculated based on the combined net assets subject to the subadviser’s investment management.

(b)	Threadneedle and Columbia WAM are affiliates of the investment manager as an indirect, wholly-owned subsidiary of Ameriprise Financial.

A –	BHMS is an independent-operating subsidiary of Old Mutual Asset Management.

B –	Metropolitan West Capital Management, LLC (MetWest Capital) is a subsidiary of Wells Fargo & Company and operates within its asset management division.

C –	Marsico Capital is an indirect subsidiary of Marsico Management Equity, LLC, a Delaware Limited Liability Company.

D –	Threadneedle is an indirect wholly-owned subsidiary of Ameriprise Financial.

E –	Dimensional Fund Advisors, L.P. is controlled by its general partner, Dimensional Holdings, Inc., a Delaware Corporation.

Statement of Additional Information – October 1, 2012	Page 97

The following table shows the subadvisory fees paid by the investment manager to subadvisers in the last three fiscal periods. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table  1.

Table 17. Subadvisory Fees

		Subadvisory Fees Paid
Fund	Subadviser	2012		2011		2010
For funds with fiscal period ending May 31
Columbia Absolute Return Emerging Markets Macro	Former Subadviser: Threadneedle International Limited (from April 7, 2011 to April 20, 2012)	$630,149		$16,137	(a)	N/A
Columbia Commodity Strategy	Threadneedle	$33,640	(f)	N/A		N/A
Columbia Multi-Advisor	BHMS	435,194		528,823		$491,375
Small Cap Value	Donald Smith	564,151		655,916		587,548
	MetWest Capital	470,167		532,035		491,635
	Turner	306,122		316,205		89,142
	Former subadviser: Federated MDTA, LLC (from June 6, 2008 to Feb. 19, 2010)	N/A		N/A		325,109	(c)
		2011		2010		2009
For funds with fiscal period ending August 31
Columbia Marsico Flexible Capital	Marsico Capital	384,601	(d)	N/A		N/A
For funds with fiscal period ending October 31
Columbia Asia Pacific ex-Japan	Threadneedle	2,293,696		995,409		42,462	(e)
Columbia Emerging Markets Opportunity	Threadneedle	2,641,329		2,539,990		1,469,749
Columbia European Equity	Threadneedle	765,931		247,803		260,772
Columbia Global Equity	Threadneedle	1,486,176		1,364,749		1,168,151
Columbia Global Extended Alpha	Threadneedle	95,285		69,698		43,117
Columbia Multi-Advisor	DFA	N/A	(b)	N/A		N/A
International Value	Mondrian	681,170		737,673		714,196
	Tradewinds	697,515		936,676		1,116,798
	Former subadviser: AllianceBernstein L.P. (from Sept. 17, 2001 to Nov. 16, 2011)	900,799		1,603,210		2,170,338

(a)	For the period from April 7, 2011 (commencement of operations) to May 31, 2011.
(b)	The subadviser did not begin managing the fund until after the fund’s fiscal year end.
(c)	For the period from June 1, 2009 to Feb. 19, 2010.
(d)	For the period from Sept. 28, 2010 (when shares became publicly available) to Aug. 31, 2011.
(e)	For the period from July 15, 2009 to Oct. 31, 2009.
(f)	For the period from July 28, 2011 (commencement of operations) to May 31, 2012.

Statement of Additional Information – October 1, 2012	Page 98

Portfolio Managers. For funds other than money market funds, the following table provides information about the fund’s portfolio managers as of the end of the most recent fiscal period, unless otherwise noted. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 18. Portfolio Managers

		Other Accounts Managed (excluding the fund)			Ownership of Fund Shares	Potential Conflicts of Interest
Fund	Portfolio Manager	Number and Type of Account(a)	Approximate Total Net Assets	Performance Based Accounts(b)			Structure of Compensation
For funds with fiscal period ending January 31
Columbia Income Builder	Colin Lundgren	9 RICs 4 other accounts	$57.12 billion $126.20 million	None	None	(4)	(13)
	Gene R. Tannuzzo	7 RICs 7 other accounts	$48.07 billion $26.01 million	None	$1 – $10,000
Columbia Portfolio Builder Aggressive	Colin Moore	16 RICs 29 PIVs 21 other accounts	$8.95 billion $4.73 billion $239 million	None	None	(1)	(14)
	Melda Mergen	8 RICs 2 other accounts	$5.44 billion $0.33 million	None	None	(1)	(13)
	Anwiti Bahuguna	19 RICs 29 PIVs 17 other accounts	$6.70 billion $4.73 billion $223 million	None	None
	Marie Schofield	19 RICs 29 PIVs 17 other accounts	$6.70 billion $4.73 billion $223 million	None	None
	Beth Vanney	8 RICs 5 other accounts	$5.44 billion $0.38 million	1 other account ($0.18 M)	None
Columbia Portfolio Builder Conservative	Colin Moore	16 RICs 29 PIVs 21 other accounts	$9.20 billion $4.73 billion $239 million	None	None	(1)	(14)
	Melda Mergen	8 RICs 2 other accounts	$5.68 billion $0.33 million	None	None	(1)	(13)
	Anwiti Bahuguna	19 RICs 29 PIVs 17 other accounts	$6.94 billion $4.73 billion $223 million	None	None
	Marie Schofield	19 RICs 29 PIVs 17 other accounts	$6.94 billion $4.73 billion $223 million	None	None
	Beth Vanney	8 RICs 5 other accounts	$5.68 billion $0.38 million	1 other account ($0.18 M)	None
Columbia Portfolio Builder Moderate Aggressive	Colin Moore	16 RICs 29 PIVs 21 other accounts	$8.35 billion $4.73 billion $239 million	None	None	(1)	(14)
	Melda Mergen	8 RICs 2 other accounts	$4.84 billion $0.33 million	None	None	(1)	(13)
	Anwiti Bahuguna	19 RICs 29 PIVs 17 other accounts	$6.10 billion $4.73 billion $223 million	None	None
	Marie Schofield	19 RICs 29 PIVs 17 other accounts	$6.10 billion $4.73 billion $223 million	None	None
	Beth Vanney	8 RICs 5 other accounts	$4.84 billion $0.38 million	1 other account ($0.18 M)	None
Columbia Portfolio Builder Moderate Conservative	Colin Moore	16 RICs 29 PIVs 21 other accounts	$8.98 billion $4.73 billion $239 million	None	None	(1)	(14)
	Melda Mergen	8 RICs 2 other accounts	$5.46 billion $0.33 million	None	None	(1)	(13)
	Anwiti Bahuguna	19 RICs 29 PIVs 17 other accounts	$6.72 billion $4.73 billion $223 million	None	None
	Marie Schofield	19 RICs 29 PIVs 17 other accounts	$6.72 billion $4.73 billion $223 million	None	None
	Beth Vanney	8 RICs 5 other accounts	$5.46 billion $0.38 million	1 other account ($0.18 M)	None

Statement of Additional Information – October 1, 2012	Page 99

		Other Accounts Managed (excluding the fund)			Ownership of Fund Shares	Potential Conflicts of Interest
Fund	Portfolio Manager	Number and Type of Account(a)	Approximate Total Net Assets	Performance Based Accounts(b)			Structure of Compensation
Columbia Portfolio Builder Moderate	Colin Moore	16 RICs 29 PIVs 21 other accounts	$8.07 billion $4.73 billion $239 million	None	None	(1)	(14)
	Melda Mergen	8 RICs 2 other accounts	$4.55 billion $0.33 million	None	None	(1)	(13)
	Anwiti Bahuguna	19 RICs 29 PIVs 17 other accounts	$5.81 billion $4.73 billion $223 million	None	None
	Marie Schofield	19 RICs 29 PIVs 17 other accounts	$5.81 billion $4.73 billion $223 million	None	None
	Beth Vanney	8 RICs 5 other accounts	$4.55 billion $0.38 million	1 other account ($0.18 M)	None
For funds with fiscal period ending February 29
Columbia Equity Value	Steve Schroll	7 RICs 7 other accounts	$15.24 billion $3.15 million	None	$50,001 – $100,000	(2)	(13)
	Laton Spahr	7 RICs 4 other accounts	$15.24 billion $4.87 million	None	None
	Paul Stocking	7 RICs 10 other accounts	$15.24 billion $11.00 million	None	$100,001 – $500,000
For funds with fiscal period ending April 30
Columbia 120/20 Contrarian Equity	Steve Schroll	8 RICs 7 other accounts	$15.03 billion $3.38 million	None	$10,001- $50,000	(2)	(13)
	Laton Spahr	8 RICs 4 other accounts	$15.03 billion $4.90 million	None	None
	Paul Stocking	8 RICs 10 other accounts	$15.03 billion $11.68 million	None	None
Columbia Recovery and Infrastructure	Warren Spitz	7 other accounts	$13.56 million	None	Over $1 million	(2)	(13)
For funds with fiscal period ending May 31
Columbia Absolute Return Emerging Markets Macro	Nicholas Pifer	9 RICs 14 other accounts	$5.84 billion $846 million	None	None	(2)	(13)
	Jim Carlene	2 RICs 8 other accounts	$839.37 million $14.89 million
Columbia Absolute Return Enhanced Multi- Strategy	Todd White	2 RICs 11 other accounts	$355.39 million $6.50 million	None	Over $1 million	(2)	(13)
	Kent M. Peterson	2 RICs 7 other accounts	$355.39 million $901,000	None	None
Columbia Absolute Return Multi-Strategy	Todd White	2 RICs 11 other accounts	$278.28 million $6.50 million	None	None	(2)	(13)
	Kent M. Peterson	2 RICs 7 other accounts	$278.28 million $0.90 million
Columbia Active Portfolios – Diversified Equity Income	Steve Schroll	13 RICs 13 other accounts	$14.82 billion $124.26 million	None	None	(2)	(13)
	Laton Spahr	13 RICs 13 other accounts	$14.82 billion $802.94 million
	Paul Stocking	13 RICs 19 other accounts	$14.82 billion $809.27 million

Statement of Additional Information – October 1, 2012	Page 100

		Other Accounts Managed (excluding the fund)			Ownership of Fund Shares	Potential Conflicts of Interest
Fund	Portfolio Manager	Number and Type of Account(a)	Approximate Total Net Assets	Performance Based Accounts(b)			Structure of Compensation
Columbia Commodity Strategy	Threadneedle:
	David Donora	1 PIV	$634.56 million	1 PIV ($634.56 M)	None(i)	(10)	(24)
	Nicolas Robin
Columbia Diversified Equity Income	Steve Schroll	13 RICs 13 other accounts	$12.44 billion $124.26 million	None	$50,001- $100,000	(2)	(13)
	Laton Spahr	13 RICs 13 other accounts	$12.44 billion $802.94 million	None	$100,001- $500,000
	Paul Stocking	13 RICs 19 other accounts	$12.44 billion $809.27 million	None	$100,001- $500,000
Dividend Opportunity	Steve Schroll	13 RICs 13 other accounts	$11.50 billion $124.26 million	None	$100,001- $500,000	(2)	(13)
	Laton Spahr	13 RICs 13 other accounts	$11.50 billion $802.94 million	None	Over $1 million
	Paul Stocking	13 RICs 19 other accounts	$11.50 billion $809.27 million	None	$100,001- $500,000
Columbia Flexible Capital Income	David King	6 RICs 16 other accounts	$6.73 billion $22.2 million	None	Over $1,000,000(f)	(2)	(13)
	Yan Jin	2 RICs 4 other accounts	$1.61 billion $0.80 million	None	None
Columbia High Yield Bond	Jennifer Ponce de Leon	11 RICs 23 other accounts	$2.97 billion $2.40 billion	None	$100,001- $500,000	(2)	(13)
	Brian Lavin	14 RICs 3 other accounts	$22.84 billion $1.61 million	None	None
Columbia Mid Cap Value Opportunity	Steve Schroll	13 RICs 13 other accounts	$13.79 billion $124.26 million	None	$50,001- $100,000	(2)	(13)
	Laton Spahr	13 RICs 13 other accounts	$13.79 billion $802.94 million	None	$100,001- $500,000
	Paul Stocking	13 RICs 19 other accounts	$13.79 billion $809.27 million	None	$100,001- $500,000
Columbia Multi-Advisor Small Cap Value	Donald Smith:
	Donald G. Smith	2 RICs 1 PIV 44 other accounts	$978.0 million $74.0 million $2.41 billion	1 RIC ($931 M); 1 other account ($84 M)	None	(6)	(16)
	Richard L. Greenberg
	BHMS:
	James S. McClure	4 RICs 1 PIV 18 other accounts	$849.4 million $6.3 million $872.6 million	None	None	(8)	(17)
	John P. Harloe
	MetWest Capital:
	Samir Sikka	3 RICs 2 PIVs 12 other accounts	$352.2 million $85.7 million $484.6 million	2 other accounts ($270.9 M)	None	(9)	(18)
	Turner:
	David Kovacs	1 RIC 5 PIVs 1 other account	$276.0 million $30.0 million $198.0 million	2 PIVs ($3 M)	None	(3)	(15)
Columbia Select Large-Cap Value	Neil Eigen	4 RICs 44 other accounts	$881.83 million $2.54 billion	None	$10,001- $50,000	(2)	(13)
	Richard Rosen	4 RICs 13 other accounts	$881.83 million $138.41 million	None	None
Columbia Select Smaller-Cap Value	Neil Eigen	4 RICs 44 other accounts	$982.68 million $2.54 billion	None	$10,001- $50,000	(2)	(13)
	Richard Rosen	4 RICs 13 other accounts	$982.68 million $138.41 million	None	None

Statement of Additional Information – October 1, 2012	Page 101

		Other Accounts Managed (excluding the fund)			Ownership of Fund Shares	Potential Conflicts of Interest
Fund	Portfolio Manager	Number and Type of Account(a)	Approximate Total Net Assets	Performance Based Accounts(b)			Structure of Compensation
Columbia Seligman Communications and Information	Richard Parower	3 RICs 5 other accounts	$577.89 million $11.72 million	None	None	(2)	(20)
	Paul Wick	8 RICs 4 other accounts	$2.32 billion $427.99 million	None	Over $1 million
	Vishal Saluja	5 RICs 7 other accounts	$831.98 $12.06 million	None	None
	Sushil Wagle	1 other account	$422,000	None	None
	Ajay Diwan(p)	3 RICs 5 other accounts-	$806.95 million $0.65 million	None	None
Columbia U.S. Government Mortgage	Jason J. Callan	6 other accounts	$781,000	None	None	(2)	(13)
	Tom Heuer	2 other accounts	$525,000	None	$10,001- $50,000
For funds with fiscal period ending July 31
Columbia Floating Rate	Lynn Hopton	10 PIVs	$4.05 billion	None	None
		16 other accounts	$30.71 billion
	Yvonne Stevens	10 PIVs	$4.05 billion	None	None
		15 other accounts	$30.70 billion			(2)	(19)
	Steve Staver	10 other accounts	$1.72 million	None	None
	Ronald Launsbach(j)	3 other accounts	$1.0 million	None	None
Columbia Income Opportunities	Brian Lavin	13 RICs	$105.92 billion	None	$50,001 –	(2)	(13)
		1 PIV 3 other accounts	$18.80 million $539.09 million		$100,000
Columbia Inflation Protected Securities	Orhan Imer(m)	2 RICs 7 other accounts	$416.0 million $0.50 million	None	None	(2)	(13)
Columbia Large Core Quantitative	Brian M. Condon	9 RICs	$4.42 billion	1 PIV ($22M)	$10,001 –	(2)	(13)
		9 PIVs	$548.0 million		$50,000
		39 other accounts	$3.12 billion
	Oliver Buckley	5 RICs	$2.85 billion	None	None
		7 other accounts	$5.0 million
Columbia Limited Duration Credit	Tom Murphy	5 RICs	$13.42 billion	None	Over	(2)	(13)
		2 PIVs	$404.59 million		$1,000,000
		16 other accounts	$33.73 billion
	Timothy J. Doubek	2 RICs	$3.40 billion	None	$100,001 –
		6 other accounts	$60.16 million		$500,000
	Royce Wilson(m)	2 other accounts	$0.17 million	None	$1 – $10,000
For funds with fiscal period ending August 31
Columbia Diversified Bond	Brian Lavin	13 RICs	$18.52 billion	None	None
		1 PIV	$18.48 million
		3 other accounts	$515.44 million
	Alexander D. Powers	4 RICs	$9.23 billion	None	None	(2)	(13)
		8 PIVs	$1.90 billion
		3 other accounts	$1.14 million
	Carl W. Pappo	3 RICs	$9.21 billion	None	None
		7 PIVs	$1.78 billion
		12 others accounts	$994.81 million
	Michael Zazzarino	4 RICs	$9.20 billion	None	None
		5 PIVs	$1.08 billion
		8 others accounts	$207.82 million

Statement of Additional Information – October 1, 2012	Page 102

		Other Accounts Managed (excluding the fund)			Ownership of Fund Shares	Potential Conflicts of Interest
Fund	Portfolio Manager	Number and Type of Account(a)	Approximate Total Net Assets	Performance Based Accounts(b)			Structure of Compensation
Columbia Marsico Flexible Capital	Marsico Capital:
	A. Douglas Rao	25 RICs 8 PIVs 89 other accounts	$16.07 billion $1.06 billion $10.42 billion	None	None	(12)	(25)
Columbia Minnesota Tax-Exempt	Catherine Stienstra	5 RICs 3 other accounts	$1.50 billion $0.18 million	None	None	(2)	(13)

For fund with fiscal period ending September 30
Columbia Large Growth Quantitative	Brian M. Condon	9 RICs 9 PIVs 37 other accounts	$6.2 billion $461.0 million $2.73 billion	1 PIV ($22 M)	$10,001 – $50,000	(2)	(13)
	Oliver Buckley	5 RICs 3 PIVs 30 other accounts	$4.84 billion $200.0 million $2.63 billion	None	None
Columbia Large Value Quantitative	Brian M. Condon	9 RICs 9 PIVs 37 other accounts	$6.48 billion $461.0 million $2.73 billion	1 PIV ($22 M)	$1 – 10,000(f)	(2)	(13)
	Oliver Buckley	5 RICs 3 PIVs 30 other accounts	$5.11 billion $200.0 million $2.63 billion	None	None
Columbia Strategic Allocation	Anwiti Bahugana	19 RICs 29 PIVs 13 other accounts	$5.91 billion $4.29 billion $223.0 million	None	None	(2)	(13)
	Fred Copper(k)	5 RICs 2 PIVs 9 other accounts	$1.96 billion $385.1 million $40.87 million	None	None
	Gene Tanuzzo(o)	8 RICs 7 other accounts	$56.02 billion $26.01 million	None	None
	Orhan Imer(g)	2 RIC 7 other accounts	$465.79 million $0.5 million	None	None
	Colin Moore	23 RICs 26 PIVs 21 other accounts	$9.8 billion $2.4 billion $239.0 million	None	None	(2)	(14)
For funds with fiscal period ending October 31
Columbia Absolute Return Currency and Income	Nicholas Pifer	6 RICs 14 other accounts	$5.75 billion $801.12 million	2 other accounts ($81.47 M)	$50,001 – $100,000	(2)	(13)
Columbia Asia Pacific ex-Japan	Threadneedle:					(10)	(24)
	Vanessa Donegan	2 RICs 2 PIVs 4 other accounts	$1.39 billion $1.69 billion $1.54 billion	1 other account ($122.2 M)	None(i)
	Rafael Polatinsky	2 RIC 3 PIVs 1 other account	$912.2 million $220.42 million $458.23 million	None
Columbia Emerging Markets Bond	Nicholas Pifer	6 RICs 14 other accounts	$5.46 billion $801.12 million	None	$10,001 – $50,000	(2)	(13)
	Jim Carlene	8 other accounts	$25.93 million	None	$50,001 – $100,000
Columbia Emerging Markets Opportunity	Threadneedle:				None(i)	(10)	(24)
	Irina Miklavchich	1 RIC 1 PIV	$925.0 million $205.8 million	None
	Vanessa Donegan	2 RICs 2 PIVs 4 other accounts	$1.39 billion $1.69 billion $1.54 billion	1 other account ($122.2 M)
	Rafael Polatinsky	2 RIC 3 PIVs 1 other account	$959.5 million $220.42 million $458.23 million	None

Statement of Additional Information – October 1, 2012	Page 103

		Other Accounts Managed (excluding the fund)			Ownership of Fund Shares	Potential Conflicts of Interest
Fund	Portfolio Manager	Number and Type of Account(a)	Approximate Total Net Assets	Performance Based Accounts(b)			Structure of Compensation
Columbia European Equity	Threadneedle:
	Dan Ison	2 RICs 2 PIVs	$1.4 billion $131.0 million	1 PIV ($85.22 M)	None(i )	(10)	(24)
Columbia Frontier	Wayne Collette(n)	8 RICs 4 PIVs 263 other accounts	$4.14 billion $201.80 million $351.50 million	None	None	(2)	(13)
	Lawrence Lin(n)	7 RICs 4 PIVs 265 other accounts	$3.94 billion $201.80 million $350.96 million
	George Myers(n)	7 RICs 4 PIVs 262 other accounts	$3.94 billion $201.80 million $351.30 million
	Brian Neigut(n)	7 RICs 4 PIVs 263 other accounts	$3.94 billion $201.80 million $350.31 million
Columbia Global Bond	Nicholas Pifer	6 RICs 14 other accounts	$5.6 billion $801.12 million	2 other accounts (81.47 M)	$100,001 – $500,000	(2)	(13)
Columbia Global Equity	Threadneedle:					(10)	(24)
	Stephen Thornber	1 RIC 1 PIV 2 other accounts	$14.0 million $109.34 million $178.06 million	None	None(i)
	Esther Perkins	1 RIC 5 other accounts	$446.0 million $657.0 million	None
Columbia Global Extended Alpha	Threadneedle:				None(i)	(10)	(24)
	Neil Robson(h)	4 PIVs	$438.61 million	None
	Ashish Kochar(l)	1 PIV	$18.15 million	None
Columbia Multi- Advisor International Value	DFA:				None	(11)	(21)
	Karen Umland(g)	37 RICs 17 PIVs 28 other accounts	$62.78 billion $1.65 billion $8.75 billion	1 other account ($355.32 M)
	Jed Fogdall(g)	37 RICs 17 PIVs 28 other accounts	$62.78 billion $1.65 billion $8.75 billion	1 other account ($355.32 M)
	Joseph Chi(g)	37 RICs 17 PIVs 28 other accounts	$62.78 billion $1.65 billion $8.75 billion	1 other account ($355.32 M)
	Henry F. Gray(g)	None	N/A	N/A
	Mondrian:
	Ormala Krishnan	3 RICs 1 PIV 13 other accounts	$870.0 million $1.93 billion $1.47 billion	None	None	(5)	(22)
	Frances M. Cuthbert(h)	1 RIC 1 PIV 23 other accounts	$318.68 million $1.87 billion $2.29 billion	None	None	(5)	(22)
	Aidan Nicholson(h)	1 RIC 23 other accounts	$318.68 million $2.29 billion
	Columbia Management:
	Colin Moore(d)	24 RICs 26 PIVs 21 other accounts	$10.65 billion $2.4 billion $239.0 million	None	None	(2)	(13)
	Fred Copper(d)	5 RICs 2 PIVs 9 other accounts	$1.96 billion $385.1 million $40.87 million

Statement of Additional Information – October 1, 2012	Page 104

		Other Accounts Managed (excluding the fund)			Ownership of Fund Shares	Potential Conflicts of Interest
Fund	Portfolio Manager	Number and Type of Account(a)	Approximate Total Net Assets	Performance Based Accounts(b)			Structure of Compensation
Columbia Seligman Global Technology	Richard M. Parower	3 RICs 8 other account	$3.8 billion $49.31 million	None	None	(2)	(20)
	Paul H. Wick	3 RICs 8 other accounts	$4.05 billion $586.18 million	1 other account ($371 M)
	Ajay Diwan	3 RICs 5 other accounts	$4.05 billion $0.43 million	None
	Benjamin Lu	1 RIC	80.7 million	None
For funds with fiscal period ending November 30
Columbia AMT-Free Tax-Exempt Bond	Catherine Stienstra	5 RICs 3 other accounts	$1.32 billion $0.18 million	None	None	(2)	(13)
Columbia Mid Cap Growth Opportunity	Wayne Collette	8 RICs 4 PIVs 263 other accounts	$4.14 billion $201.80 million $351.50 million	None	None	(2)	(13)
	Lawrence Lin	7 RICs 4 PIVs 265 other accounts	$3.94 billion $201.80 million $350.96 million
	George Myers	7 RICs 4 PIVs 262 other accounts	$3.94 billion $201.80 million $351.30 million
	Brian Neigut	7 RICs 4 PIVs 263 other accounts	$3.94 billion $201.80 million $350.31 million

(a)	RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.
(b)	Number and type of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.
(c)	Reflects each wrap program strategy as a single client, rather than counting each participant in the program as a separate client.
(d)	The portfolio manager began managing the fund after its last fiscal year end; reporting information is provided as of Sept. 30, 2011.
(e)	The portfolio manager began managing the fund after its last fiscal year end; reporting information is provided as of April 30, 2010.
(f)	The portfolio manager also holds investments in notional shares of the fund in the range of $10,001 – $50,000.
(g)	The portfolio manager began managing the fund after its last fiscal year end, reporting information is as of Oct. 31, 2011.
(h)	The portfolio manager began managing the fund after its last fiscal year end; reporting information is provided as of Dec. 31, 2011.
(i)	The fund is available for sale only in the U.S. The portfolio managers do not reside in the U.S. and therefore do not hold any shares of the fund.
(j)	The portfolio manager began managing the fund effective April 1, 2012; reporting information is provided as of Feb. 29, 2012.
(k)	The portfolio manager began managing the fund effective Dec. 15, 2011; reporting information is provided as of Sept. 30, 2011.
(l)	The portfolio manager began managing the fund effective April. 20, 2012; reporting information is provided as of March 31, 2012.
(m)	The portfolio manager began managing the fund effective May 1, 2012; reporting information is provided as of March 31, 2012.
(n)	The portfolio manager began managing the fund after its last fiscal year end; reporting information is as of Nov. 30, 2011.
(o)	The portfolio manager began managing the fund after its last fiscal year end; reporting information is provided as of Jan. 31, 2012.
(p)	The portfolio manager began managing the fund after its last fiscal year end; reporting information is provided as of June 30, 2012.

Statement of Additional Information – October 1, 2012	Page 105

Potential Conflicts of Interest

(1)	Columbia Management: Management of funds-of-funds differs from that of the other funds. The portfolio management process is set forth generally below and in more detail in the funds’ prospectus.

Portfolio managers of the fund-of-funds may be involved in determining each funds-of-fund’s allocation among the three main asset classes (equity, fixed income and cash) and the allocation among investment categories within each asset class, as well as each funds-of-fund’s allocation among the underlying funds.

•

Because of the structure of the funds-of-funds, the potential conflicts of interest for the portfolio managers may be different than the potential conflicts of interest for portfolio managers who manage other funds.

In addition to the accounts above, portfolio managers may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the fund. The investment manager has in place a Code of Ethics that is designed to address conflicts and that, among other things, imposes restrictions on the ability of the portfolio managers and other “investment access persons” to invest in securities that may be recommended or traded in the fund and other client accounts.

(2)	Columbia Management: Like other investment professionals with multiple clients, a fund’s portfolio manager(s) may face certain potential conflicts of interest in connection with managing both the fund and other accounts at the same time. The investment manager and the funds have adopted compliance policies and procedures that attempt to address certain of the potential conflicts that portfolio managers face in this regard. Certain of these conflicts of interest are summarized below.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (performance fee accounts), may raise potential conflicts of interest for a portfolio manager by creating an incentive to favor higher fee accounts.

Potential conflicts of interest also may arise when a portfolio manager has personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to the investment manager’s Code of Ethics and certain limited exceptions, the investment manager’s investment professionals do not have the opportunity to invest in client accounts, other than the funds.

A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. The effects of this potential conflict may be more pronounced where funds and/or accounts managed by a particular portfolio manager have different investment strategies.

A portfolio manager may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the funds. A portfolio manager’s decision as to the selection of broker/dealers could produce disproportionate costs and benefits among the funds and the other accounts the portfolio manager manages.

A potential conflict of interest may arise when a portfolio manager buys or sells the same securities for a fund and other accounts. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a fund as well as other accounts, the investment manager’s trading desk may, to the extent consistent with applicable laws and regulations, aggregate the securities to be sold or bought in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a fund or another account if a portfolio manager favors one account over another in allocating the securities bought or sold.

“Cross trades,” in which a portfolio manager sells a particular security held by a fund to another account (potentially saving transaction costs for both accounts), could involve a potential conflict of interest if, for example, a portfolio manager is permitted to sell a security from one account to another account at a higher price than an independent third party would pay. The investment manager and the funds have adopted compliance procedures that provide that any transactions between a fund and another account managed by the investment manager are to be made at a current market price, consistent with applicable laws and regulations.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a fund and other accounts managed by its portfolio manager(s). Depending on another account’s objectives and other factors, a portfolio manager may give advice to and make decisions for a fund that may differ from advice given, or the timing or nature of decisions made, with respect to another account. A portfolio manager’s investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a portfolio manager may buy or sell a particular security for certain accounts, and not for a fund, even though it could have been bought or sold for the fund at the same time. A portfolio manager also may buy a particular security for one or more accounts when one or more other accounts are selling the security (including short sales). There may be circumstances when a portfolio

Statement of Additional Information – October 1, 2012	Page 106

manager’s purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts, including the funds.

A fund’s portfolio manager(s) also may have other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could exist in managing the fund and other accounts. Many of the potential conflicts of interest to which the investment manager’s portfolio managers are subject are essentially the same or similar to the potential conflicts of interest related to the investment management activities of the investment manager and its affiliates.

(3)	Turner: As is typical for many money managers, potential conflicts of interest may arise related to Turner’s management of accounts including the fund where not all accounts are able to participate in a desired IPO, or other limited opportunity, relating to use of soft dollars and other brokerage practices, related to the voting of proxies, employee personal securities trading, and relating to a variety of other circumstances. In all cases, however, Turner believes it has written policies and procedures in place reasonably designed to prevent violations of the federal securities laws and to prevent material conflicts of interest from arising. Please also see Turner’s Form ADV, Part 2A for a description of some of its policies and procedures in this regard.

(4)	Columbia Management: Management of the Income Builder Fund-of-Funds differs from that of the other funds. The portfolio management process is set forth generally below and in more detail in the fund’s prospectus.

The investment manager uses quantitative models combined with qualitative factors to determine the funds allocations to the underlying funds. Using these methodologies, a group of the investment manager’s investment professionals allocates the fund’s assets within and across different asset classes in an effort to achieve the fund’s objective of providing a high level of current income and growth of capital. The fund will typically be rebalanced monthly in an effort to maximize the level of income and capital growth, incorporating various measures of relative value subject to constraints that set minimum or maximum exposure within asset classes, as set forth in the prospectus. Within the equity and fixed income asset classes, the investment manager establishes allocations for the funds, seeking to achieve each fund’s objective by investing in defined investment categories. The target allocation range constraints are intended, in part, to promote diversification within the asset classes.

Because of the structure of funds-of-funds, the potential conflicts of interest for the portfolio managers may be different than the potential conflicts of interest for portfolio managers who manage other funds. These potential conflicts of interest include:

•

In certain cases, the portfolio managers of the underlying funds are the same as the portfolio managers of the Income Builder Fund-of-Funds, and could influence the allocation of fund-of-funds assets to or away from the underlying funds that they manage.

•	The investment manager and its affiliates may receive higher compensation as a result of allocations to underlying funds with higher fees.

The investment manager monitors the performance of the underlying funds and may, from time to time, recommend to the Board of Trustees of the funds a change in portfolio management or fund strategy or the closure or merger of an underlying fund. In addition, the investment manager may believe that certain funds may benefit from additional assets or could be harmed by redemptions. All of these factors may also influence decisions in connection with the allocation of funds-of-funds assets to or away from certain underlying funds.

In addition to the accounts above, portfolio managers may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the fund. The investment manager has in place a Code of Ethics that is designed to address conflicts and that, among other things, imposes restrictions on the ability of the portfolio managers and other “investment access persons” to invest in securities that may be recommended or traded in the fund and other client accounts.

(5)	Mondrian: Mondrian does not foresee any material conflicts of interest that may arise in the management of the funds and any other accounts managed with similar investment guidelines. Mondrian acts solely as an investment manager and does not engage in any other business activities. The following is a list of some potential conflicts of interest that can arise in the course of normal investment management business activities. Mondrian maintains and operates various policies and procedures which are designed to prevent or manage any of the conflicts identified below so that the interests of its clients are always put ahead of Mondrian’s own interests or those of its employees and directors:

Access to non-public information

As an Investment Manager Mondrian may come in to contact with information about a company that is not generally available to the investing public. Mondrian’s policy and procedures for handling any conflicts of interest arising from access to nonpublic information are set out in the Mondrian Investment Partners Limited Code of Ethics under “Policy

Statement of Additional Information – October 1, 2012	Page 107

Statement on Insider Trading and Securities Fraud”. If an employee is uncertain as to whether an interest or relationship is material or adverse, they should consult the Chief Compliance Officer for guidance.

Allocation of aggregated trades

Mondrian may from time to time aggregate trades for a number of its clients.

Mondrian’s policy requires that all allocations of aggregated trades must be fair between clients. Transactions involving commingled orders are allocated in a manner deemed equitable to each account. When a combined order is executed in a series of transactions, at different prices, each account participating in the order may be allocated an average price obtained from the broker/dealer. When a trade can be allocated in a cost efficient manner to our clients, it will be prorated across all participating accounts. Mondrian may randomly allocate purchases or sales among participating accounts when the amounts involved are too small to be evenly proportioned in a cost efficient manner. In performing random allocations, Mondrian will consider consistency of strategy implementation among participating accounts.

Allocation of investment opportunities

Mondrian is an investment manager of multiple client portfolios. As such, it has to ensure that investment opportunities are allocated fairly between clients. There is a potential risk that Mondrian may favor one client over another client in making allocations of investment opportunities.

Mondrian makes security selection decisions at committee level. Those securities identified as investment opportunities are added to a list of approved securities; portfolios will hold only such approved securities.

All portfolios governed by the same or a similar mandate will be structured similarly (that is, will hold the same or comparable stocks), and will exhibit similar characteristics. Sale and purchase opportunities identified at regular investment meetings will be applied to portfolios across the board, subject to the requirements of individual client mandates.

Cherry picking

Cherry picking is an abusive practice whereby an investment firm misrepresents its stock selecting skills by only showing top performing securities in promoting its investment services. Mondrian’s production of marketing materials is centrally controlled and independently reviewed to ensure that all materials are fair and not misleading.

Dealing in investments as agent for more than one party

Conflicts of interest exist when a portfolio management firm manages multiple client portfolios. Mondrian addresses these potential conflicts through the operation of dealing policies designed to ensure the fair and equal treatment of all clients e.g. the allocation of aggregated trades among clients.

Allocation of IPO opportunities

Initial Public Offerings (“IPO’s”) present a potential conflict of interest when they are priced at a discount to the anticipated secondary market price and the issuer has restricted or scaled back its allocation due to market demand. In such instances, the IPO allocation could be divided among a small select group of clients with others not receiving the allocation they would otherwise be entitled to. Mondrian clients with relevant mandates are given an equal opportunity, proportionate to the size of their portfolio, to participate in IPO trades. All IPO purchases are allocated on a strict pro-rata basis.

Dealing in investments as principal in connections with the provision of seed capital

A conflict of interest exists when a portfolio management firm manages its own money alongside client money.

Mondrian generally does not trade for its own account. However, Mondrian and its affiliates have provided the seed capital to certain investment vehicles that have been established by Mondrian group entities. Mondrian serves as the investment manager to these investment vehicles.

Mondrian operates dealing policies designed to ensure the fair and equal treatment of all clients e.g. the allocation of aggregated trades among clients. These policies ensure that any portfolios in which Mondrian has an investment interest do not receive favorable treatment relative to other client portfolios.

Directorships and external arrangements

Certain Mondrian staff may hold positions in external organizations. There is a potential risk that Mondrian personnel may place their own interests (resulting from outside employment/directorships) ahead of the interests of Mondrian clients. Before accepting an executive or non-executive directorship or any other appointment in another company, employees, including executive directors, must obtain the prior approval of the Chief Executive Officer. The Chief Compliance Officer must also be informed of all such appointments and changes. The CEO and CCO will only permit appointments that would not present a conflict of interest with the individual’s responsibilities to Mondrian clients.

Statement of Additional Information – October 1, 2012	Page 108

Dual agency

Dual Agency (also known as Cross Trading) concerns those transactions where Mondrian may act as agent for both the buyer and seller. In such circumstances there is a potential conflict of interest as it may be possible to favor one client over another when establishing the execution price and/or commission rate.

Although it rarely does so, Mondrian may act as agent for both buying and selling parties with respect to transactions in investments. If Mondrian proposes to act in such capacity, the Portfolio Manager will first obtain approval from the Chief Compliance Officer. The CCO has an obligation to ensure that both parties are treated fairly in any such trade.

Employee compensation

There is a potential risk that Mondrian’s compensation structure may incentivize employees to place their interests ahead of client interests, or, place one client’s interests ahead of another. Mondrian’s compensation structure does not provide incentives for any member staff to favor any client (or group of clients). Incentives (Bonus and Equity Programs) focus on the key areas of research quality, long-term and short-term performance, teamwork, client service and marketing. At Mondrian, the investment management of particular portfolios is not “star manager” based but uses a team system. This means that Mondrian’s investment professionals are primarily assessed on their contribution to the team’s effort and results, though with an important element of their assessment being focused on the quality of their individual research contribution.

Employee personal account dealing

There are a number of potential conflicts when staff of an investment firm engage in buying and selling securities for their personal account. Mondrian has arrangements in place to ensure that none of its directors, officers or employees (or persons connected to them by way of a business or domestic relationship) effects any transaction on their own account which conflicts with client interests. Mondrian’s rules which govern personal account dealing and general ethical standards are set out in the Mondrian Investment Partners Code of Ethics.

Gifts and entertainment (received)

In the normal course of business Mondrian employees may receive gifts and entertainment from third parties e.g. brokers and other service providers. This results in a potential conflict of interest when selecting third parties to provide services to Mondrian and its clients. Mondrian has a policy which requires that gifts and entertainment received are reported to the Chief Compliance Officer (any items in excess of £100 require pre-approval). All gifts and entertainment are reviewed to ensure that they are not inappropriate and that staff have not been unduly influenced by them.

Gifts and entertainment (given)

In the normal course of business, Mondrian employees may provide gifts and entertainment to third parties. Excessively lavish gifts and entertainment would be inappropriate. Mondrian has a policy which requires that any gifts and entertainment provided are reported to the Chief Compliance Officer (any items in excess of £200 require pre-approval). All gifts and entertainment are reviewed to ensure that they are not inappropriate and that staff have not attempted to obtain undue influence from them.

Investment in shares issued by Companies who are clients of Mondrian

Mondrian has client relationships with a number of entities which are associated with companies that issue securities in which Mondrian could invest client assets. This results in a potential conflict of interest. Mondrian makes stock selection decisions at a committee level. If a security is identified as offering a good investment opportunity it is added to Mondrian’s list of approved securities. All portfolios governed by the same or a similar mandate are structured similarly, that is, will hold the same or comparable securities. Mondrian would not consider client relationships when analyzing securities and would not add a holding to, or remove one from, the approved list because of a client relationship.

Management of investment capacity

Where there is limited capacity in Mondrian’s investment products, there is a potential for a conflict of interest in relation to how that capacity is allocated when there is strong demand. With regard to a closing policy, Mondrian recognizes the importance and the challenge of managing the growth of assets under management without compromising the interests of existing clients. To this end, the company has a track record of closing products early. In recent years Mondrian has soft closed its core EAFE and all-cap Emerging Markets equity products. These closures have been carried out early to give existing clients some further, albeit limited, scope for contribution to funds invested. Also, capacity in these styles has been reserved for Mondrian’s co-mingled vehicles.

Performance fees

Where an investment firm has clients with a performance fee arrangement there is a risk that those clients could be favored over clients without performance fees. Mondrian charges fees as a proportion of assets under management. In a very limited number of situations, in addition to this fee basis, certain accounts also include a performance fee basis. The

Statement of Additional Information – October 1, 2012	Page 109

potential conflict of interest arising from these fee arrangements is addressed by Mondrian’s procedures for the allocation of aggregated trades among clients. Investment opportunities are allocated totally independently of fee arrangements.

Portfolio holdings disclosure

Detailed portfolio holdings information can potentially be used by one or more clients/shareholders to obtain advantage over others who do not have access to that information. There is a potential risk that Mondrian could make nonpublic portfolio holdings information available to one or more select clients before it is made available to all relevant clients. Conflicts of interest arising from access to nonpublic information are addressed in the Mondrian Investment Partners Limited Code of Ethics under “Policy Statement on Insider Trading and Securities Fraud”. Additionally, Mondrian has procedures in place to ensure that client portfolio holdings information (including co-mingled funds) is kept confidential and is not inappropriately released to one or more clients/shareholders ahead of others.

Portfolio pumping

Portfolio pumping is the act of bidding up the value of a client’s holdings immediately before the end of a calendar quarter, or other period when portfolio performance is measured. This is done by using a client’s funds to place an excessive volume of trades in securities held by another client. This may drive up the value of the holdings on a temporary basis. Mondrian does not permit trading for the purpose of temporarily improving the performance of a portfolio. Mondrian’s investment procedures require all changes to portfolio holdings to be approved by the relevant Investment Committee. Although portfolio performance is measured and reported to clients on a monthly basis, Mondrian’s clients assess portfolio returns and relative performance on a longer term basis, in accordance with Mondrian’s long-term investment approach.

Pricing and valuation

There is a potential conflict of interest inherent in every valuation where an investment management firm is compensated on asset size and/or portfolio performance. Mondrian has policies and procedures in place to ensure that an appropriate independent pricing source is used for all security types. Adherence to these policies and procedures is monitored using exception reporting, as well as regular review, testing and evaluation of the adequacy of the procedures.

Proxy voting

Mondrian has a potential conflict of interest with its underlying clients when it has discretion to exercise voting authority in respect to client securities. Mondrian has implemented Proxy Voting policies and procedures that are designed to ensure that it votes client securities in the best interest of clients. In order to facilitate the actual process of voting proxies, Mondrian has contracted with an independent company, Institutional Shareholder Services (“ISS”) to analyze proxy statements on behalf of its clients and vote proxies in accordance with its procedures.

Relationships with consultants

Investment consultants typically provide advisory services to Mondrian’s clients and Mondrian occasionally purchases services from these consultants. The conflict of interest in these relationships rests mainly with the investment consulting firm itself. However, Mondrian will take care to ensure that any services it purchases from such firms are appropriate and would not reasonably be considered to be an inducement to that firm.

Soft dollar arrangements

Where an investment manager has soft dollar arrangements in place with a broker/dealer there is a potential conflict of interest as trading volumes through that broker/dealer are usually important in ensuring that soft dollar targets are met. As is typical in the investment management industry, Mondrian client funds are used to pay brokerage commissions for the execution of transactions in the client’s portfolio. As part of that execution service, brokers generally provide proprietary research to their clients as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; and providing information on economic factors and trends. Proprietary research may be used by Mondrian in connection with its investment decision-making process with respect to one or more accounts managed by it, and it may or may not be used, or used exclusively, with respect to the account generating the brokerage. With the exception of the receipt of proprietary research, Mondrian has no other soft dollar or commission sharing arrangements in place with brokers.

Step-Out Trades

A step-out trade occurs when a brokerage firm executes an order, but gives other firms credit and some of the commission for the trade. Mondrian has no incentive to use step-out trades.

Transactions with affiliated brokers

Mondrian does not currently have any affiliated brokers.

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Window dressing

Window dressing is a strategy which can be used by portfolio managers near the end of a reporting period to improve the appearance of portfolio performance before presenting it to clients. To window dress, a portfolio manager may sell securities with large losses and purchase stocks that have done well, near the end of the reporting period. The list of holdings sent to clients will thus include the high performing securities, and exclude the poor performing securities. Window dressing can also be used to invest in securities that do not meet the style of an account, without clients being aware. Mondrian does not permit window dressing or other trading for the purpose of improving the appearance of a client’s performance. Mondrian’s investment procedures require all changes to portfolio holdings to be approved by the relevant Investment Committee. Although portfolio holdings are reported to clients on a monthly basis, Mondrian’s clients assess portfolio returns and relative performance on a longer term basis, in accordance with Mondrian’s long-term investment approach.

(6)	Donald Smith: Donald Smith & Co., Inc. is very sensitive to conflicts of interest that could possibly arise in its capacity of serving as an investment adviser. It remains committed to resolving any and all conflicts in the best interest of its clients.

Donald Smith & Co., Inc. is an independent investment advisor with no parent or subsidiary organizations. Additionally, it has no brokerage or investment banking activities.

Clients include mutual funds, public and corporate pension plans, endowments and foundations, and other separate accounts. Donald Smith & Co., Inc. has put in place systems, policies and procedures, which have been designed to maintain fairness in portfolio management across all clients. Potential conflicts between funds or with other types of accounts are managed via allocation policies and procedures, internal review processes, and direct oversight by Donald G. Smith, President.

(7)	Tradewinds: Actual or perceived conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented with the following potential conflicts, which is not intended to be an exhaustive list:

•

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Tradewinds seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

•

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Tradewinds has adopted procedures for fairly allocating limited opportunities across multiple accounts.

•

With respect to many of its clients’ accounts, Tradewinds determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Tradewinds may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Tradewinds may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

•

Finally, the appearance of a conflict of interest may arise where Tradewinds has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Tradewinds has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(8)	BHMS: Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Fund). BHMS manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes and oversight by directors and independent third parties to ensure that no client, regardless of type or fee structure, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

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(9)	MetWest Capital: MetWest Capital portfolio managers face inherent conflicts of interest in their day-to-day management of funds and other accounts because the funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the portfolio managers. For instance, to the extent that the portfolio managers manage accounts with different investment strategies than the funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a fund. Additionally, some of the accounts managed by the portfolio managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the funds. The differences in fee structures may provide an incentive to the portfolio managers to allocate more favorable trades to the higher-paying accounts.

To minimize the effects of these inherent conflicts of interest, MetWest Capital has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the potential conflicts associated with managing portfolios for multiple clients and ensure that all clients are treated fairly and equitably. Additionally, MetWest Capital minimizes inherent conflicts of interest by assigning the portfolio managers to accounts having similar objectives. Accordingly, security block purchases are allocated to all accounts with similar objectives in proportionate weightings. Furthermore, MetWest Capital has adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act and Rule 204A-1 under the Investment Advisers Act of 1940 to address potential conflicts associated with managing the funds and any personal accounts the portfolio managers may maintain.

The portfolio managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, MetWest Capital has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

(10)	Threadneedle: Threadneedle Investments portfolio managers may manage one or more mutual funds as well as other types of accounts, including proprietary accounts, separate accounts for institutions, and other pooled investment vehicles. Portfolio managers make investment decisions for an account or portfolio based on its investment objectives and policies, and other relevant investment considerations. A portfolio manager may manage a separate account or other pooled investment vehicle whose fees may be materially greater than the management fees paid by the Fund and may include a performance-based fee. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, and the aggregation and allocation of trades. In addition, the portfolio manager’s responsibilities at Threadneedle Investments include working as a securities analyst. This dual role may give rise to conflicts with respect to making investment decisions for accounts that he/she manages versus communicating his/her analyses to other portfolio managers concerning securities that he/she follows as an analyst.

Threadneedle Investments has a fiduciary responsibility to all of the clients for which it manages accounts. Threadneedle Investments seeks to provide best execution of all securities transactions and to aggregate securities transactions and then allocate securities to client accounts in a fair and timely manner. Threadneedle Investments has developed policies and procedures, including brokerage and trade allocation policies and procedures, designed to mitigate and manage the potential conflicts of interest that may arise from the management of multiple types of accounts for multiple clients.

(11)	DFA: Actual or apparent conflicts of interest may arise when a portfolio manager has the primary day-to-day responsibilities with respect to a mutual fund, such as the Variable Portfolio – DFA International Value Fund (“Fund”), and other accounts. Other accounts include registered mutual funds (including proprietary mutual funds advised by DFA or its affiliates), other unregistered pooled investment vehicles, and other accounts managed for organizations and individuals (“Accounts”). An Account may have similar investment objectives to the Fund, or may purchase, sell or hold securities that are eligible to be purchased, sold or held by a fund. Actual or apparent conflicts of interest include:

•

Time Management. The management of the Fund and other Accounts may result in a portfolio manager devoting unequal time and attention to the management of the fund and/or Accounts. DFA seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Certain Accounts managed by a portfolio manager within an investment discipline are managed using the same investment models.

•

Investment Opportunities. It is possible that at times identical securities will be held by the Fund and one or more Accounts. However, positions in the same security may vary and the length of time that the Fund may hold investments in the same security may likewise vary. If a portfolio manager identifies a limited investment opportunity that may be suitable for the Fund and one or more Accounts, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Accounts. To address these situations, DFA has adopted procedures for allocating portfolio transactions across multiple Accounts.

Statement of Additional Information – October 1, 2012	Page 112

•

Broker Selection. With respect to securities transactions for the Fund, DFA determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain Accounts (such as separate accounts), DFA may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, DFA or its affiliates may place separate, non-simultaneous, transactions for the Fund and another Account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the Account.

•

Performance-Based Fees. For some Accounts, DFA may be compensated based on the profitability of the Account, such as by a performance-based management fee. These incentive compensation structures may create a conflict of interest for DFA with regard to Accounts where DFA is paid based on a percentage of assets because the portfolio manager may have an incentive to allocate securities preferentially to the Accounts where DFA might share in investment gains.

•

Investment in an Account. A portfolio manager or his/her relatives may invest in an Account that he or she manages and a conflict may arise where he or she may therefore have an incentive to treat the Account in which the portfolio manager or his/her relatives invest preferentially as compared to other Accounts for which he or she has portfolio management responsibilities.

DFA has adopted certain compliance procedures that are reasonably designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(12)	Marsico Capital: A portfolio manager may manage accounts for other clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers of Marsico Capital make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that account. The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Although Marsico Capital does not track the time a portfolio manager spends on a single portfolio, it does assess whether a portfolio manager has adequate time and resources to effectively manage all of the accounts for which he is responsible. Marsico Capital seeks to manage competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline or complementary investment disciplines. Accounts within a particular investment discipline may often be managed by using generally similar investment strategies, subject to factors including particular account restrictions and objectives, account opening dates, cash flows, and other considerations. Even where multiple accounts are managed by the same portfolio manager within the same investment discipline, however, Marsico Capital may take action with respect to one account that may differ from the timing or nature of action taken with respect to another account because of different client-specific objectives or restrictions or for other reasons such as different cash flows. Accordingly, the performance of each account managed by a portfolio manager will vary.

Potential conflicts of interest may also arise when allocating and/or aggregating trades. Marsico Capital often aggregates into a single trade order several individual contemporaneous client trade orders in a single security. Under Marsico Capital’s trade management policy and procedures, when trades are aggregated on behalf of more than one account, such transactions will be allocated to participating client accounts in a fair and equitable manner. With respect to initial public offerings and other syndicated or limited offerings, it is Marsico Capital’s policy to seek to ensure that over the long term, accounts with the same or similar investment objectives or strategies will receive an equitable opportunity to participate meaningfully in such offerings and will not be unfairly disadvantaged. To deal with these situations, Marsico Capital has adopted policies and procedures for allocating transactions across multiple accounts. Marsico Capital’s policies also seek to ensure that portfolio managers do not systematically allocate other types of trades in a manner that would be more beneficial to one account than another. Marsico Capital’s compliance department monitors transactions made on behalf of multiple clients to seek to ensure adherence to its policies.

Marsico Capital has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that seek to minimize potential conflicts of interest that may arise because Marsico Capital advises multiple accounts. In addition, Marsico Capital monitors a variety of areas, including compliance with account investment guidelines and/or restrictions and compliance with the policies and procedures of Marsico Capital, including Marsico Capital’s Code of Ethics.

Structure of Compensation

(13)

Columbia Management: As of the funds’ most recent fiscal year end, the portfolio managers received all of their compensation in the form of salary, bonus, stock options, restricted stock, and notional investments through an incentive plan, the value of which is measured by reference to the performance of the funds in which the account is invested. A

Statement of Additional Information – October 1, 2012	Page 113

portfolio manager’s bonus is variable and generally is based on (1) an evaluation of the portfolio manager’s investment performance and (2) the results of a peer and/or management review of the portfolio manager, which takes into account skills and attributes such as team participation, investment process, communication and professionalism. In evaluating investment performance, the investment manager generally considers the one, three and five year performance of mutual funds and other accounts managed by the portfolio manager relative to the benchmarks and peer groups, emphasizing the portfolio manager’s three and five year performance. The investment manager also may consider a portfolio manager’s performance in managing client assets in sectors and industries assigned to the portfolio manager as part of his/her investment team responsibilities, where applicable. For portfolio managers who also have group management responsibilities, another factor in their evaluation is an assessment of the group’s overall investment performance.

The size of the overall bonus pool each year depends on, among other factors, the levels of compensation generally in the investment management industry (based on market compensation data) and the investment manager’s profitability for the year, which is largely determined by assets under management.

(14)	Columbia Management: The compensation of specified portfolio managers consists of (i) a base salary, (ii) an annual cash bonus, and (iii) equity incentive awards in the form of stock options and/or restricted stock. The annual cash bonus is based on management’s assessment of the employee’s performance relative to individual and business unit goals and objectives which, for portfolio manager Moore, may be based, in part, on achieving certain investment performance goals and retaining and attracting assets under management, and for portfolio manager Bergene, on developing competitive products, managing existing products, and selecting and monitoring subadvisers for Columbia funds. In addition, subject to certain vesting requirements, the compensation of portfolio manager Moore includes an annual award based on the performance of Ameriprise Financial over rolling three-year periods.

(15)	Turner: Investment professionals are compensated for superior investment results, not the level of assets in a strategy. Base salary, as well as the potential range of earnings for an individual, is benchmarked to the industry and to the individual’s level of experience. Merit bonuses are capped at a multiple of base salary, and performance targets are set and measured over multiple time periods to discourage undue risk in execution. A portion of investment professional bonus compensation is linked to a subjective teamwork and peer assessment. Finally, all of our investment professionals and traders are principals of the firm and, as such, have a long-term vested interest in the success of all of our investment strategies. Robert E. Turner, CFA, chairman and chief investment officer, and David Kovacs, CFA, chief investment officer, quantitative strategies, are responsible for setting base salaries, bonus targets, and making all subjective judgments related to the compensation for Turner’s Quantitative Equity Team members.

(16)	Donald Smith: All employees at Donald Smith & Co., Inc. are compensated on incentive plans. The compensation for portfolio managers, analysts and traders at Donald Smith consists of a base salary, a partnership interest in the firm’s profits, and possibly an additional, discretionary bonus. This discretionary bonus can exceed 100% of the base salary if performance for clients exceeds established benchmarks. The current benchmark utilized is the Russell 2000 Value Index. Additional distribution of firm ownership is a strong motivation for continued employment at Donald Smith & Co., Inc. Administrative personnel are also given a bonus as a function of their contribution and the profitability of the firm.

(17)	BHMS: In addition to base salary, all portfolio managers and analysts at BHMS share in a bonus pool that is distributed semi-annually. Portfolio managers and analysts are rated on their value added to the team-oriented investment process. Overall compensation applies with respect to all accounts managed and compensation does not differ with respect to distinct accounts managed by a portfolio manager. Compensation is not tied to a published or private benchmark. It is important to understand that contributions to the overall investment process may include not recommending securities in an analyst’s sector if there are no compelling opportunities in the industries covered by that analyst.

The compensation of portfolio managers is not directly tied to fund performance or growth in assets for any fund or other account managed by a portfolio manager and portfolio managers are not compensated for bringing in new business. Of course, growth in assets from the appreciation of existing assets and/or growth in new assets will increase revenues and profit. The consistent, long-term growth in assets at any investment firm is to a great extent, dependent upon the success of the portfolio management team. The compensation of the portfolio management team at BHMS will increase over time, if and when assets continue to grow through competitive performance. Lastly, many of our key investment personnel have a longer-term incentive compensation plan in the form of an equity interest in Barrow, Hanley, Mewhinney & Strauss, LLC.

(18)	MetWest Capital: Compensation for investment professionals consists of a base salary and revenue-sharing bonus. A material portion of each professional’s annual compensation is in the form of a bonus tied to firm revenues, results relative to clients’ benchmarks, overall client satisfaction and individual contribution.

Statement of Additional Information – October 1, 2012	Page 114

MetWest Capital’s compensation system is not determined on an account-specific basis. Rather, bonuses are tied to overall firm revenues and composite performance relative to the benchmark. To reinforce long-term focus, performance is measured over longer time periods (typically three to five years). Portfolio Managers and Analysts are encouraged to maintain a long-term focus and are not compensated for the number of their recommendations that are purchased in the portfolio. Rather, their bonuses are tied to overall strategy performance.

Long-term retention agreements have been put in place for eligible members of MetWest Capital’s investment team. These agreements augment those incentive opportunities already in place.

(19)	Columbia Management: Portfolio manager compensation is typically comprised of (i) a base salary, (ii) an annual cash bonus and may include (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual cash bonus is paid from a team bonus pool that is based on the performance of the accounts managed by the portfolio management team, which might include mutual funds, wrap accounts, institutional portfolios and hedge funds. Funding for the bonus pool is based upon a percentage of profits generated by the institutional portfolios they manage. Lynn Hopton and Yvonne Stevens may also be paid from a bonus pool based upon the performance of the mutual fund(s) they manage. Funding for this bonus pool is determined by a percentage of the aggregate assets under management in the mutual fund(s) they manage, and by the short term (typically one-year) and long-term (typically three-year) performance of the mutual fund(s) in relation to the relevant peer group universe. Senior management of Columbia Management has the discretion to increase or decrease the size of the bonus pool related to mutual funds and to determine the exact amount of each portfolio manager’s bonus paid from this portion of the bonus pool based on his/her performance as an employee. Senior management of Columbia Management does not have discretion over the size of the bonus pool related to institutional portfolios. Columbia Management portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in a company 401(k) plan, comparable to that received by other Columbia Management employees. Certain investment personnel are also eligible to defer a portion of their compensation. An individual making this type of election can allocate the deferral to the returns associated with one or more products they manage or support or to certain other products managed by their investment team. Depending upon their job level, Columbia Management portfolio managers may also be eligible for other benefits or perquisites that are available to all Columbia Management employees at the same job level.

(20)	Columbia Management: Portfolio manager compensation is typically comprised of (i) a base salary, (ii) an annual cash bonus, and may include (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual cash bonus, and in some instances the base salary, are paid from a team bonus pool that is based on the performance of the accounts managed by the portfolio management team, which might include mutual funds, wrap accounts, institutional portfolios and hedge funds. The bonus pool is determined by a percentage of the management fees on the accounts managed by the portfolio managers, including the fund. The percentage of management fees that fund the bonus pool is based on the short term (typically one-year) and long-term (typically three-year and five-year) performance of those accounts in relation to the relevant peer group universe. Funding for the bonus pool may also include a percentage of any performance fees earned on long/short mutual funds managed by the Team. With respect to hedge funds and separately managed accounts that follow a hedge fund mandate, funding for the bonus pool is a percentage of performance fees earned on the hedge funds or accounts managed by the portfolio managers. Columbia Management portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in a company 401(k) plan, comparable to that received by other Columbia Management employees. Depending upon their job level, Columbia Management portfolio managers may also be eligible for other benefits or perquisites that are available to all Columbia Management employees at the same job level.

(21)	DFA: Portfolio managers receive a base salary and bonus. Compensation of a portfolio manager is determined at the discretion of DFA and is based on a portfolio manager’s experience, responsibilities, the perception of the quality of his or her work efforts and other subjective factors. The compensation of portfolio managers is not directly based upon the performance of the mutual funds or other accounts that the portfolio managers manage. DFA reviews the compensation of each portfolio manager annually and may make modifications in compensation as it deems necessary to reflect changes in the market. Each portfolio manager’s compensation consists of the following:

•	Base salary. Each portfolio manager is paid a base salary. DFA considers the factors described above to determine each portfolio manager’s base salary.

•	Semi-Annual Bonus. Each portfolio manager may receive a semi-annual bonus. The amount of the bonus paid to each portfolio manager is based upon the factors described above.

Portfolio managers may be awarded the right to purchase restricted shares of the stock of DFA as determined from time to time by the Board of Directors of DFA or its delegees. Portfolio managers also participate in benefit and retirement plans and other programs available generally to all employees.

Statement of Additional Information – October 1, 2012	Page 115

In addition, portfolio managers may be given the option of participating in DFA’s Long Term Incentive Plan. The level of participation for eligible employees may be dependent on overall level of compensation, among other considerations. Participation in this program is not based on or related to the performance of any individual strategies or any particular client accounts.

(22)	Mondrian: Mondrian has the following programs in place to retain key investment staff:

1.	Competitive Salary — All investment professionals are remunerated with a competitive base salary.

2.	Profit Sharing Bonus Pool — All Mondrian staff, including portfolio managers and senior officers, qualify for participation in an annual profit sharing pool determined by the company’s profitability (approximately 30% of profits).

3.	Equity Ownership — Mondrian is 100% employee owned.

Incentives (Bonus and Equity Programs) focus on the key areas of research quality, long-term and short-term stock performance, teamwork, client service and marketing. As an individual’s ability to influence these factors depends on that individual’s position and seniority within the firm, so the allocation of participation in these programs will reflect this.

At Mondrian, the investment management of particular portfolios is not “star manager” based but uses a team system. This means that Mondrian’s investment professionals are primarily assessed on their contribution to the team’s effort and results, though with an important element of their assessment being focused on the quality of their individual research contribution.

Compensation Committee

In determining the amount of bonuses and equity awarded, Mondrian’s Board of Directors consults with the company’s Compensation Committee, who will make recommendations based on a number of factors including investment research, organization management, team work, client servicing and marketing.

Defined Contribution Pension Plan

All portfolio managers are members of the Mondrian defined contribution pension plan where Mondrian pays a regular monthly contribution and the member may pay additional voluntary contributions if they wish. The Plan is governed by Trustees who have responsibility for the trust fund and payments of benefits to members. In addition, the Plan provides death benefits for death in service and a spouse’s or dependant’s pension may also be payable.

Mondrian believes that this compensation structure, coupled with the opportunities that exist within a successful and growing business, are adequate to attract and retain high caliber employees.

(23)	Tradewinds: Tradewinds’ portfolio managers participate in a highly competitive compensation structure with the purpose of attracting and retaining the most talented investment professionals and rewarding them through a total compensation program as determined by the firm’s executive committee. The total compensation program consists of both a base salary and an annual bonus that can be a multiple of the base salary. The portfolio manager’s performance is formally evaluated annually based on a variety of factors. Bonus compensation for portfolio managers and research analysts is primarily a function of the firm’s overall annual profitability as well as the individual’s contribution, including the relative performance of their stock recommendations over a period of up to four years, depending on tenure. Tradewinds also evaluates and considers the professional’s quality of research and work ethic, as well as their contributions to portfolio strategy, teamwork, and collaboration. Additionally, programs allowing key employees to participate in the firm’s growth over time through grants of profit interests in Tradewinds have been in place since the firm’s formation. A new program is being put in place to continue grants of profit interests to key employees, including portfolio managers.

(24)	Threadneedle: To align the interests of our investment staff with those of our clients the remuneration plan for senior individuals comprises basic salary, an annual profit share (linked to individual performance and the profitability of the company) and a Long Term Incentive Plan known as the Equity Incentive Plan (“EIP”) linked to measures of Threadneedle’s corporate success. Threadneedle believes this encourages longevity of service.

The split between each component varies between investment professionals and will be dependent on performance and the type of funds they manage.

The split of the profit share focuses on three key areas of success:

•	Performance of own funds and research recommendations,

•	Performance of all portfolios in the individual’s team,

•	Broader contribution to the wider thinking of the investment team, e.g. idea generation, interaction with colleagues and commitment for example to assisting the sales effort.

Statement of Additional Information – October 1, 2012	Page 116

Consideration of the individual’s general contribution is designed to encourage fund managers to think beyond personal portfolio performance and considers contributions made in:

•	Inter-team discussions, including asset allocation, global sector themes and weekly investment meetings,

•	Intra-team discussion, stock research and investment insights,

•	Marketing support, including written material and presentations.

It is important to appreciate that in order to maximize an individual’s rating and hence their profit share, they need to score well in all areas. It is not sufficient to produce good personal fund performance without contributing effectively to the team and wider investment department. This structure is closely aligned with the Threadneedle’s investment principles of sharing ideas and effective communication.

(25)	Marsico Capital: The compensation package for portfolio managers of Marsico Capital is structured as a combination of base salary (reevaluated at least annually), and periodic cash bonuses. Base salaries may be adjusted upward or downward depending on Marsico Capital’s profitability. Bonuses are typically based on two other primary factors: (1) Marsico Capital’s overall profitability for the period, and (2) individual achievement and contribution. Exceptional individual efforts are typically rewarded through salary readjustments and through larger bonuses. No other special employee incentive arrangements are currently in place or being planned.

Portfolio manager compensation takes into account, among other factors, the overall performance of all accounts for which the portfolio manager provides investment advisory services. In receiving compensation such as bonuses, portfolio managers do not receive special consideration based on the performance of particular accounts, and do not receive compensation from accounts charging performance-based fees. In addition to salary and bonus, Marsico Capital’s portfolio managers may participate in other benefits such as health insurance and retirement plans on the same basis as other Marsico Capital employees. Marsico Capital’s portfolio managers also may be offered the opportunity to acquire equity interests in the firm’s parent company. Equity interests are subject to the financial risks of Marsico Capital’s business generally.

As a general matter, Marsico Capital does not tie portfolio manager compensation to specific levels of performance relative to fixed benchmarks (e.g., S&P 500 Index). Although performance is a relevant consideration, comparisons with fixed benchmarks may not always be useful. Relevant benchmarks vary depending on specific investment styles and client guidelines or restrictions, and comparisons to benchmark performance may at times reveal more about market sentiment than about a portfolio manager’s performance or abilities. To encourage a long-term horizon for managing client assets and concurrently minimizing potential conflicts of interest and portfolios risks, Marsico Capital evaluates a portfolio manager’s performance over periods longer than the immediate compensation period, and may consider a variety of measures in determining compensation, such as the performance of unaffiliated mutual funds or other portfolios having similar strategies as well as other measurements. Other factors that may be significant in determining portfolio manager compensation include, without limitation, the effectiveness of the manager’s leadership within Marsico Capital’s investment management team, contributions to Marsico Capital’s overall performance, discrete securities analysis, idea generation, the ability and willingness to support and train other analysts, and other considerations.

Statement of Additional Information – October 1, 2012	Page 117

ADMINISTRATIVE SERVICES

Each fund listed in the table below has an Administrative Services Agreement with Columbia Management. Under this agreement, the fund pays Columbia Management for providing administration and accounting services. The fee is calculated as follows:

Table 19. Administrative Services Agreement Fee Schedule

	Asset Levels and Breakpoints in Applicable Fees
Fund	$0 – 500,000,000	$500,000,001 – 1,000,000,000	$1,000,000,001 – 3,000,000,000	$3,000,000,001 – $12,000,000,000	$12,000,000,001 +
Columbia 120/20 Contrarian Equity	0.080%	0.075%	0.070%	0.060%	0.050%
Columbia Absolute Return Currency and Income
Columbia Absolute Return Emerging Markets Macro
Columbia Absolute Return Enhanced Multi-Strategy
Columbia Absolute Return Multi-Strategy
Columbia Asia Pacific ex-Japan
Columbia Commodity Strategy
Columbia Emerging Markets Opportunity
Columbia European Equity
Columbia Frontier
Columbia Global Bond
Columbia Global Equity
Columbia Global Extended Alpha
Columbia Multi-Advisor International Value
Columbia Multi-Advisor Small Cap Value
Columbia Select Smaller-Cap Value
Columbia AMT-Free Tax-Exempt Bond	0.070%	0.065%	0.060%	0.050%	0.040%
Columbia Diversified Bond
Columbia Emerging Markets Bond(a)
Columbia Floating Rate
Columbia High Yield Bond
Columbia Income Opportunities
Columbia Inflation Protected Securities
Columbia Limited Duration Credit
Columbia U.S. Government Mortgage
Columbia Active Portfolios – Diversified Equity Income	0.060%	0.055%	0.050%	0.040%	0.030%
Columbia Diversified Equity Income
Columbia Dividend Opportunity
Columbia Equity Value
Columbia Government Money Market
Columbia Large Core Quantitative
Columbia Large Growth Quantitative
Columbia Large Value Quantitative
Columbia Marsico Flexible Capital
Columbia Mid Cap Growth Opportunity
Columbia Mid Cap Value Opportunity
Columbia Money Market
Columbia Recovery and Infrastructure
Columbia Select Large-Cap Value
Columbia Seligman Communications and Information
Columbia Seligman Global Technology(b)
Columbia Strategic Allocation(a),(c)

Statement of Additional Information – October 1, 2012	Page 118

	Asset Levels and Breakpoints in Applicable Fees
Fund	$0 – 500,000,000	$500,000,001 – 1,000,000,000	$1,000,000,001 – 3,000,000,000	$3,000,000,001 – $12,000,000,000	$12,000,000,001 +
Columbia Income Builder Fund	0.020%	0.020%	0.020%	0.020%	0.020%
Columbia Portfolio Builder Aggressive
Columbia Portfolio Builder Conservative
Columbia Portfolio Builder Moderate
Columbia Portfolio Builder Moderate Aggressive
Columbia Portfolio Builder Moderate Conservative
Columbia Retirement Plus 2010
Columbia Retirement Plus 2015
Columbia Retirement Plus 2020
Columbia Retirement Plus 2025
Columbia Retirement Plus 2030
Columbia Retirement Plus 2035
Columbia Retirement Plus 2040
Columbia Retirement Plus 2045
	$0 – 250,000,000	$250,000,001 – $1,000,000,000	$1,000,000,001 – 3,000,000,000	$3,000,000,001 – $12,000,000,000	$12,000,000,001 +
Columbia Minnesota Tax-Exempt(d)	0.070%	0.065%	0.060%	0.050%	0.040%
	$0 – $500,000,000	$500,000,001 – $1,000,000,000	$1,000,000,001 – $3,000,000,000	$3,000,000,001 – $6,000,000,000	$6,000,000,001 +
Columbia Flexible Capital Income	0.060%	0.055%	0.050%	0.040%	0.040%

(a)	Prior to July 1, 2011, the investment manager received an annual fee ranging from 0.080% to 0.050% as asset levels increased.

(b)	Prior to March 1, 2011, the investment manager received an annual fee ranging from 0.080% to 0.050% as asset levels increased.

(c)	This fee applies to assets invested in securities, other than underlying mutual funds (including any exchange-traded funds (ETFs)) that pay an administrative services fee to Columbia Management, including other funds administered by the investment manager that do not pay an administrative fee, derivatives and individual securities. The fund does not pay an administrative services fee on assets that are invested in underlying funds, including any ETFs, that pay an administrative services fee to Columbia Management.

(d)	Prior to March 1, 2011, the investment manager received an annual fee ranging from 0.070% on the first $500,000,000, reducing to 0.040% as asset levels increased.

Prior to Jan. 1, 2011, the funds’ Administrative Services Agreement was with Ameriprise Financial. The fee is calculated for each calendar day on the basis of net assets as of the close of the preceding day. Fees paid in each of the last three fiscal periods are shown in the table below. The table also shows the fee rate applied to each fund’s net assets as of the most recent fiscal period. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 20. Administrative Fees

	Administrative services fees paid in:			Effective Fee Rate
Fund	2012	2011	2010
For funds with fiscal period ending January 31
Columbia Income Builder Fund	$135,995	$46,129	$45,313	0.020%
Columbia Portfolio Builder Aggressive	114,275	108,050	89,504	0.020
Columbia Portfolio Builder Conservative	57,671	53,134	45,451	0.020
Columbia Portfolio Builder Moderate	283,803	256,754	201,685	0.020
Columbia Portfolio Builder Moderate Aggressive	236,213	222,425	186,977	0.020
Columbia Portfolio Builder Moderate Conservative	100,373	91,647	75,988	0.020
For funds with fiscal period ending February 29
Columbia Equity Value(a)	370,489	430,923	391,620	0.060
For funds with fiscal period ending April 30
Columbia 120/20 Contrarian Equity	18,960	26,349	31,739	0.080
Columbia Recovery and Infrastructure	505,738	393,602	199,325	0.060

Statement of Additional Information – October 1, 2012	Page 119

	Administrative services fees paid in:						Effective Fee Rate
Fund	2012		2011		2010
For funds with fiscal period ending May 31
Columbia Absolute Return Emerging Markets Macro	$96,772		$2,220	(b)	N/A		0.080%
Columbia Absolute Return Enhanced Multi-Strategy	80,916		4,247	(c)	N/A		0.080
Columbia Absolute Return Multi-Strategy	143,094		6,945	(c)	N/A		0.080
Columbia Active Portfolios – Diversified Equity Income	35,913	(d)	N/A		N/A		0.050
Columbia Commodity Strategy	10,787	(e)	N/A		N/A		0.080
Columbia Diversified Equity Income(f)	1,241,940		2,237,285		$2,189,480		0.050
Columbia Dividend Opportunity(g)	1,436,783		911,737		681,093		0.050
Columbia Flexible Capital Income	22,256	(e)	N/A		N/A		0.060
Columbia High Yield Bond	1,044,473		1,148,320		1,077,547		0.060
Columbia Mid Cap Value Opportunity(h)	634,373		1,178,639		1,176,703		0.050
Columbia Multi-Advisor Small Cap Value	288,940		332,878		300,718		0.080
Columbia Select Large-Cap Value(i)	131,059		291,123		213,950		0.060
Columbia Select Smaller-Cap Value(j)	134,853		359,260		332,614		0.080
Columbia Seligman Communications and Information(k)	812,545		1,924,770		1,848,982		0.050
Columbia U.S. Government Mortgage	836,349		227,058		181,856		0.070
	2011		2010		2009
For funds with fiscal period ending July 31
Columbia Floating Rate	353,645		282,996		253,669		0.070
Columbia Income Opportunities	849,422		499,304		219,083		0.070
Columbia Inflation Protected Securities	375,558		451,332		515,776		0.070
Columbia Large Core Quantitative	1,858,033		1,911,088		1,094,618		0.050
Columbia Limited Duration Credit	476,431		317,896		123,147		0.070
Columbia Money Market	1,289,536		1,551,462		2,132,989		0.050
For funds with fiscal period ending August 31
Columbia Diversified Bond	2,918,620		2,608,739		2,122,615		0.060
Columbia Marsico Flexible Capital(l)	50,808		N/A		N/A		0.060
Columbia Minnesota Tax-Exempt	248,745		235,979		212,293		0.070
For funds with fiscal period ending September 30
Columbia Large Growth Quantitative	410,431		428,326		203,583		0.060
Columbia Large Value Quantitative	195,904		160,909		69,490		0.060
Columbia Strategic Allocation	737,125		890,778		962,590		0.070
For funds with fiscal period ending October 31
Columbia Absolute Return Currency and Income	144,680		162,872		417,444		0.080
Columbia Asia Pacific ex-Japan	412,388		172,133		7,807	(m)	0.080
Columbia Emerging Markets Bond	223,177		197,667		146,703		0.080
Columbia Emerging Markets Opportunity	487,573		491,606		280,656		0.080
Columbia European Equity	169,966		56,787		50,304		0.080
Columbia Frontier	99,107		76,326		10,073	*	0.080
Columbia Global Bond	383,033		400,481		401,109		0.080
Columbia Global Equity	363,610		366,549		340,869		0.080
Columbia Global Extended Alpha	9,339		6,913		4,908		0.080
Columbia Multi-Advisor International Value	426,248		568,821		651,133		0.080
Columbia Seligman Global Technology	375,435		405,545		102,757	*	0.070
For funds with fiscal period ending November 30
Columbia AMT-Free Tax-Exempt Bond	408,892		455,742		453,062		0.070
Columbia Government Money Market(n)	71,002		84,123		41,094	*	0.060
Columbia Mid Cap Growth Opportunity	574,048		549,847		339,961		0.060

*	Prior to June 15, 2009 for Columbia Seligman Global Technology and Columbia Government Money Market and prior to June 29, 2009 for Columbia Frontier the fund did not pay a separate administrative services fee. Fees for administration services were included in the fund’s management fees as charged by the fund’s pervious investment manager.

Statement of Additional Information – October 1, 2012	Page 120

(a)	The fund changed its fiscal year end in 2012 from March 31 to Feb. 29. For the fiscal year ended 2012, the information shown is for the period from April 1, 2011 to Feb. 29, 2012. For fiscal years ended 2011 and 2012, the information shown is from April 1, 2010 to March 31, 2011 and April 1, 2009 to March 31, 2010, respectively.

(b)	For the period from April 7, 2011 (commencement of operations) to May 31, 2011.

(c)	For the period from March 31, 2011 (commencement of operations) to May 31, 2011.

(d)	For the period from April 20, 2012 (commencement of operations) to May 31, 2012.

(e)	For the period from July 28, 2011 (commencement of operations) to May 31, 2012.

(f)	The fund changed its fiscal year end in 2012 from Sept. 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from Oct. 1, 2011 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Oct. 1, 2010 to Sept. 30, 2011 and Oct. 1, 2009 to Sept. 30, 2010, respectively. For the fiscal year from Oct. 1, 2008 to Sept. 30, 2009, the administrative services fees paid were $1,985,768 and the effective fee rate was 0.050%.

(g)	The fund changed its fiscal year end in 2012 from June 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from July 1, 2011 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from July 1, 2010 to June 30, 2011 and July 1, 2009 to June 30, 2010, respectively. For the fiscal year from July 1, 2008 to June 30, 2009, the administrative services fees paid were $642,082 and the effective fee rate was 0.060%.

(h)	The fund changed its fiscal year end in 2012 from Sept. 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from Oct. 1, 2011 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Oct. 1, 2010 to Sept. 30, 2011 and Oct. 1, 2009 to Sept. 30, 2010, respectively. For the fiscal year from Oct. 1, 2008 to Sept. 30, 2009, the administrative services fees paid were $946,227 and the effective fee rate was 0.050%.

(i)	The fund changed its fiscal year end in 2012 from Dec. 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from Jan. 1, 2012 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Jan. 1, 2011 to Dec. 31, 2011 and Jan. 1, 2010 to Dec. 31, 2010, respectively. For the fiscal year from Jan. 1, 2009 to Dec. 31, 2009, the administrative services fees paid were $76,758 and the effective fee rate was 0.060%. Prior to June 29, 2009, the fund did not pay a separate administrative services fee. Fees for administration services were included in the fund’s management fees as charged by the fund’s pervious investment manager.

(j)	The fund changed its fiscal year end in 2012 from Dec. 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from Jan. 1, 2012 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Jan. 1, 2011 to Dec. 31, 2011 and Jan. 1, 2010 to Dec. 31, 2010, respectively. For the fiscal year from Jan. 1, 2009 to Dec. 31, 2009, the administrative services fees paid were $96,841 and the effective fee rate was 0.080%. Prior to June 29, 2009, the fund did not pay a separate administrative services fee. Fees for administration services were included in the fund’s management fees as charged by the fund’s pervious investment manager.

(k)	The fund changed its fiscal year end in 2012 from Dec. 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from Jan. 1, 2012 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Jan. 1, 2011 to Dec. 31, 2011 and Jan. 1, 2010 to Dec. 31, 2010, respectively. For the fiscal year from Jan. 1, 2009 to Dec. 31, 2009, the administrative services fees paid were $868,517 and the effective fee rate was 0.050%. Prior to June 29, 2009, the fund did not pay a separate administrative services fee. Fees for administration services were included in the fund’s management fees as charged by the fund’s pervious investment manager.

(l)	For the period from Sept. 28, 2010 (when shares became publicly available) to Aug. 31, 2011.

(m)	For the period from July 15, 2009 (when the Fund became available) to Oct. 31, 2009.

(n)	The fund changed its fiscal year end in 2011 from Dec. 31 to Nov. 30. For the fiscal year ended 2011, the information shown is for the period from Jan. 1, 2011 to Nov. 30, 2011. For fiscal years ended 2010 and 2009, the information shown is from Jan. 1, 2010 to Dec. 31, 2010 and Jan. 1, 2009 to Dec. 31, 2009, respectively.

TRANSFER AGENCY SERVICES

The funds have a Transfer and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the “transfer agent”) located at 225 Franklin Street, Boston, MA 02110. This agreement governs the transfer agent’s responsibility for administering and/or performing transfer agent functions, for acting as service agent in connection with dividend and distribution functions and for performing shareholder account administration agent functions in connection with the issuance, exchange and redemption or repurchase of the fund’s shares.

For each share class other than Class I shares, the funds pay the transfer agent an open account fee determined by multiplying the number of open accounts by the annual rate of $21.00. Prior to July 1, 2012, the annual rate was $12.08. The annual per account fee is accrued daily and payable monthly. The fund will allocate the fee daily across their share classes based on the relative percentage of net assets of each class of shares.

In addition to the per-account fee, the fund pays their transfer agent (a) a fee with respect to Class A, Class B, Class C, Class R, Class R4 (beginning November 1, 2012), Class T, Class W and Class Z at the annual rate of 0.20% of the average aggregate value of shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services, Inc. is the broker of record or accounts where the beneficial owner is a customer of Ameriprise Financial Services, Inc., for which the transfer agent is reimbursed $16 annually, calculated monthly based on the total number of positions in which accounts at the end of such month) or (b) a fee with respect to Class K and Class R5 shares of 0.05% of the average aggregate value of shares maintained in omnibus accounts, provided that total transfer agency fees for Class K and Class R5 shares, including reimbursements, shall not exceed 0.05%. (Neither Class I shares not Class Y shares are subject to these fees relating to omnibus accounts.) Prior to November 1, 2012, Class R4 shares are subject to a lower transfer agency fee equal to (i) an annual fee of $21 per account and (ii) 0.05% of the average aggregate value of shares maintained in omnibus accounts.

Statement of Additional Information – October 1, 2012	Page 121

The fund also pays certain reimbursable out-of-pocket expenses to the transfer agent. The transfer agent also may retain as additional compensation for its services revenues for fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcripts due the transfer agent from fund shareholders and credits (net of bank charges) earned with respect to balances in accounts the transfer agent maintains in connection with its services to the funds. Class I shares do not pay transfer agency fees. Effective November 1, 2012, Class Y shares will not pay transfer agency fees for at least 12 months.

The fees paid to the transfer agent may be changed by the Board without shareholder approval.

PLAN ADMINISTRATION SERVICES

The funds that offer Class K shares have a Plan Administration Services Agreement with the transfer agent. Under the agreement the fund pays for plan administration services, including services such as implementation and conversion services, account set-up and maintenance, reconciliation and account recordkeeping, education services and administration to various plan types, including 529 plans, retirement plans and Health Savings Accounts (HSAs).

The fee for services is equal on an annual basis to 0.25% of the average daily net assets of the fund attributable to Class K shares.

The fees paid to the transfer agent may be changed by the Board without shareholder approval.

Prior to November 1, 2012, Class R4 shares were also subject to the Plan Administration Services Agreement and the related fee.

DISTRIBUTION SERVICES

Columbia Management Investment Distributors, Inc. (the “distributor”), an indirect wholly-owned subsidiary of Columbia Management, 225 Franklin Street, Boston, MA 02110, serves as the funds’ principal underwriter and distributor. Prior to June 1, 2009, for RiverSource and Threadneedle funds, RiverSource Distributors, Inc. also served as principal underwriter and distributor to the funds. The fund’s shares are offered on a continuous basis. Under a Distribution Agreement, sales charges deducted for distributing fund shares are paid to the distributor daily. The following table shows the sales charges paid to the distributor and the amount retained by the distributor after paying commissions and other expenses for each of the last three fiscal periods. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 21. Sales Charges Paid to Distributor

	Sales charges paid to Distributor			Amount retained after paying commissions and other expenses
Fund	2012	2011	2010	2012	2011	2010
For funds with fiscal period ending January 31
Columbia Income Builder Fund	$928,898	$322,807	$245,462	$91,353	$(27,665)	$(86,426)
Columbia Portfolio Builder Aggressive	1,399,274	1,574,105	1,656,276	308,923	394,806	417,384
Columbia Portfolio Builder Conservative	368,743	504,954	524,245	(102,293)	(10,703)	8,450
Columbia Portfolio Builder Moderate	2,982,585	3,173,653	2,911,626	283,038	452,841	507,020
Columbia Portfolio Builder Moderate Aggressive	2,893,670	3,162,530	3,171,640	522,545	697,760	795,856
Columbia Portfolio Builder Moderate Conservative	891,705	837,605	885,194	(24,766)	30,760	111,387
For funds with fiscal period ending February 29
Columbia Equity Value(a)	135,386	227,960	245,798	11,525	45,473	28,520
For funds with fiscal period ending April 30
Columbia 120/20 Contrarian Equity	8,248	18,664	44,207	(14,861)	(10,510)	2,401
Columbia Recovery and Infrastructure	817,596	359,158	1,817,351	196,860	(630,992)	337,598

Statement of Additional Information – October 1, 2012	Page 122

	Sales charges paid to Distributor						Amount retained after paying commissions and other expenses
Fund	2012		2011		2010		2012	2011		2010
For funds with fiscal period ending May 31
Columbia Absolute Return Emerging Markets Macro	$271		$0	(b)	N/A		$66	$0	(b)	N/A
Columbia Absolute Return Enhanced Multi-Strategy	184,779		47,292	(c)	N/A		66,341	12,337	(c)	N/A
Columbia Absolute Return Multi-Strategy	54,508		16,127	(c)	N/A		(6,792)	(743	)(c)	N/A
Columbia Active Portfolios – Diversified Equity Income	0	(d)	N/A		N/A		0 (d)	N/A		N/A
Columbia Commodity Strategy	0	(e)	N/A		N/A		0 (e)	N/A		N/A
Columbia Diversified Equity Income(f)	985,710		1,994,909		$2,471,025		100,190	280,285		$469,210
Columbia Dividend Opportunity(g)	3,377,748		1,576,417		1,058,723		1,594,822	444,443		175,949
Columbia Flexible Capital Income	11,959	(e)	N/A		N/A	(e)	4,109	N/A		N/A
Columbia High Yield Bond	973,589		941,458		1,321,507		162,621	133,482		297,716
Columbia Mid Cap Value Opportunity(h)	266,582		637,323		740,978		(4,014)	61,919		27,902
Columbia Multi-Advisor Small Cap Value	177,139		282,634		305,205		14,745	66,160		56,453
Columbia Select Large-Cap Value(i)	42,518		120,151		120,615		38,014	98,112		88,311
Columbia Select Smaller-Cap Value(j)	52,720		202,206		183,546		11,205	68,532		33,457
Columbia Seligman Communications and Information(k)	1,110,624		2,580,026		3,163,223		1,000,123	2,320,119		2,702,884
Columbia U.S. Government Mortgage	522,439		115,517		109,683		263,615	16,143		(17,796)
	2011		2010		2009		2011	2010		2009
For funds with fiscal period ending July 31
Columbia Floating Rate	594,876		240,774		189,836		46,944	(11,075)		11,806
Columbia Income Opportunities	863,014		1,196,954		951,690		61,113	271,045		251,745
Columbia Inflation Protected Securities	146,207		236,120		332,292		(11,904)	15,969		101,013
Columbia Large Core Quantitative	529,681		1,610,548		261,402		(468,394)	377,765		67,822
Columbia Limited Duration Credit	594,441		1,033,053		145,544		(110,348)	119,494		17,573
Columbia Money Market	67,101		106,803		367,743		67,101	106,058		367,712
For funds with fiscal period ending August 31
Columbia Diversified Bond	933,524		1,584,251		1,922,949		56,931	77,260		(92,219)
Columbia Marsico Flexible Capital	173,179	(l)	N/A		N/A		59,141 (l)	N/A		N/A
Columbia Minnesota Tax-Exempt	376,847		551,051		406,782		(64,338)	2,712		84,001
For funds with fiscal period ending September 30
Columbia Large Growth Quantitative	45,329		66,276		69,425		14,046	20,395		15,099
Columbia Large Value Quantitative	34,889		8,953		2,270		24,983	2,821		566
Columbia Strategic Allocation	929,592		1,306,148		2,055,294		98,387	98,496		347,495
For funds with fiscal period ending October 31
Columbia Absolute Return Currency and Income	11,309		16,140		118,256		(13,185)	(14,128)		40,664
Columbia Asia Pacific ex-Japan	5,187		0	(m)	N/A		3,826	0	(m)	N/A
Columbia Emerging Markets Bond	469,999		203,192		70,770		318,887	90,529		28,245
Columbia Emerging Markets Opportunity	530,826		724,041		558,505		108,836	173,575		140,308
Columbia European Equity	60,164		76,299		68,398		16,268	23,361		19,191
Columbia Frontier	45,826		39,206		1,357		5,423	7,033		735
Columbia Global Bond	138,452		222,999		218,412		15,289	26,401		32,697
Columbia Global Equity	224,680		283,968		361,007		33,788	38,823		60,748
Columbia Global Extended Alpha	42,581		8,879		8,674		25,952	2,679		3,445
Columbia Multi-Advisor International Value	240,883		400,262		580,503		24,070	47,685		68,413
Columbia Seligman Global Technology	430,051		584,870		221,563		253,578	334,231		184,936

Statement of Additional Information – October 1, 2012	Page 123

	Sales charges paid to Distributor			Amount retained after paying commissions and other expenses
Fund	2011	2010	2009	2011	2010	2009
For funds with fiscal period ending November 30
Columbia AMT-Free Tax-Exempt Bond	$313,281	$572,842	$477,836	$9,328	$126,310	$100,280
Columbia Government Money Market(n)	16,185	14,410	22,845	16,185	14,356	22,830
Columbia Mid Cap Growth Opportunity	410,627	514,901	453,947	73,602	127,719	131,709

(a)	The fund changed its fiscal year end in 2012 from March 31 to Feb. 29. For the fiscal year ended 2012, the information shown is for the period from April 1, 2011 to Feb. 29, 2012. For fiscal years ended 2011 and 2012, the information shown is from April 1, 2010 to March 31, 2011 and April 1, 2009 to March 31, 2010, respectively.

(b)	For the period from April 7, 2011 (commencement of operations) to May 31, 2011.

(c)	For the period from March 31, 2011 (commencement of operations) to May 31, 2011.

(d)	For the period from April 20, 2012 (commencement of operations) to May 31, 2012.

(e)	For the period from July 28, 2011 (commencement of operations) to May 31, 2012.

(f)	The fund changed its fiscal year end in 2012 from Sept. 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from Oct. 1, 2011 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Oct. 1, 2010 to Sept. 30, 2011 and Oct. 1, 2009 to Sept. 30, 2010, respectively. For the fiscal year from Oct. 1, 2008 to Sept. 30, 2009, the sales charges paid were $3,383,179 and the amount retained after paying commissions and other expenses was $496,151.

(g)	The fund changed its fiscal year end in 2012 from June 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from July 1, 2011 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from July 1, 2010 to June 30, 2011 and July 1, 2009 to June 30, 2010, respectively. For the fiscal year from July 1, 2008 to June 30, 2009, the sales charges paid were $798,182 and the amount retained after paying commissions and other expenses was $39,934.

(h)	The fund changed its fiscal year end in 2012 from Sept. 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from Oct. 1, 2011 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Oct. 1, 2010 to Sept. 30, 2011 and Oct. 1, 2009 to Sept. 30, 2010, respectively. For the fiscal year from Oct. 1, 2008 to Sept. 30, 2009, the sales charges paid were $954,172 and the amount retained after paying commissions and other expenses was $207,568.

(i)	The fund changed its fiscal year end in 2012 from Dec. 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from Jan. 1, 2012 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Jan. 1, 2011 to Dec. 31, 2011 and Jan. 1, 2010 to Dec. 31, 2010, respectively. For the fiscal year from Jan. 1, 2009 to Dec. 31, 2009, the sales charges paid were $83,550 and the amount retained after paying commissions and other expenses was $72,301.

(j)	The fund changed its fiscal year end in 2012 from Dec. 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from Jan. 1, 2012 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Jan. 1, 2011 to Dec. 31, 2011 and Jan. 1, 2010 to Dec. 31, 2010, respectively. For the fiscal year from Jan. 1, 2009 to Dec. 31, 2009, the sales charges paid were $73,571 and the amount retained after paying commissions and other expenses was $39,883.

(k)	The fund changed its fiscal year end in 2012 from Dec. 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from Jan. 1, 2012 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Jan. 1, 2011 to Dec. 31, 2011 and Jan. 1, 2010 to Dec. 31, 2010, respectively. For the fiscal year from Jan. 1, 2009 to Dec. 31, 2009, the sales charges paid were $3,487,463 and the amount retained after paying commissions and other expenses was $3,197,170.

(l)	For the period from Sept. 28, 2010 (when shares became publicly available) to Aug. 31, 2011.

(m)	For the period from July 15, 2009 (when the Fund became available) to Oct. 31, 2009.

(n)	The fund changed its fiscal year end in 2011 from Dec. 31 to Nov. 30. For the fiscal year ended 2011, the information shown is for the period from Jan. 1, 2011 to Nov. 30, 2011. For fiscal years ended 2010 and 2009, the information shown is from Jan. 1, 2010 to Dec. 31, 2010 and Jan. 1, 2009 to Dec. 31, 2009, respectively.

Part of the sales charge may be paid to selling dealers who have agreements with the distributor. The distributor will retain the balance of the sales charge. At times the entire sales charge may be paid to selling dealers.

PLAN AND AGREEMENT OF DISTRIBUTION

To help defray the cost of distribution and/or servicing not covered by the sales charges received under the Distribution Agreement, the Legacy RiverSource funds approved a Plan of Distribution (the “Plan”) and entered into an agreement under the Plan pursuant to Rule 12b-1 under the 1940 Act. The Plan is a reimbursement plan whereby the fund pays the distributor a fee up to actual expenses incurred.

Statement of Additional Information – October 1, 2012	Page 124

The table below shows the maximum annual distribution and/or service fees (as an annual percent of average daily net assets) and the combined amount of such fees (as an annual percent of average daily net assets) applicable to each share class of a Legacy RiverSource fund:

Share Class	Distribution Fee	Service Fee	Combined Total
Class A	up to 0.25%	up to 0.25%	0.25%(a)
Class B	0.75%	0.25%	1.00%(b)
Class C	0.75%	0.25%	1.00%(a)
Class I	None	None	None
Class K	None	0.25%(c)	0.25%(c)
Class R	up to 0.50%	up to 0.25%	0.50%(a),(d)
Class R4	None	None	None
Class R5	None	None	None
Class W	up to 0.25%	up to 0.25%	0.25%(a)
Class Z	None	None	None

(a)	Fee amounts noted apply to all funds other than Columbia Money Market Fund, which, for each of Class A and Class W shares, pays distribution and service fees of 0.10%, and for Class C shares pays distribution fees of 0.75%. The distributor has voluntarily agreed, effective April 15, 2010, to waive the 12b-1 fees it receives from Class A, Class C, Class R (formerly Class R2) and Class W shares of Columbia Money Market Fund and from Class A, Class C and Class R (formerly Class R2) shares of Columbia Government Money Market Fund. Compensation paid to broker-dealers and other financial intermediaries may be suspended to the extent of the distributor’s waiver of the 12b-1 fees on these specific share classes of these funds.

(b)	Fee amounts noted apply to all funds other than Columbia Money Market Fund, which pays distribution fees of up to 0.75% and service fees of up to 0.10% for a combined total of 0.85%. Effective after the close of business on Sept. 3, 2010, Class B shares will be closed to new and existing investors.

(c)	The shareholder service fees for Class K (formerly Class R4) shares are not paid pursuant to a 12b-1 plan. Under a Plan Administration Services Agreement, the funds’ Class K shares pay for plan administration services, including services such as implementation and conversion services, account set-up and maintenance, reconciliation and account recordkeeping, education services and administration to various plan types, including 529 plans, retirement plans and health savings accounts.

(d)	The Legacy RiverSource funds have a distribution and shareholder service plan for Class R shares, which, prior to the close of business on Sept. 3, 2010, were known as Class R2 shares. For Class R shares, the maximum fee under the plan reimbursed for distribution expenses is equal on an annual basis to 0.50% of the average daily net assets of the fund attributable to Class R shares. Of that amount, up to 0.25% may be reimbursed for shareholder service expenses.

The distribution and/or shareholder service fees for Class A, Class B, Class C, Class R and Class W shares, as applicable, are subject to the requirements of Rule 12b-1 under the 1940 Act, and are to reimburse the distributor for certain expenses it incurs in connection with distributing the fund’s shares and directly or indirectly providing services to fund shareholders. These payments or expenses include providing distribution and/or shareholder service fees to selling and/or servicing agents that sell shares of the fund or provide services to fund shareholders. The distributor may retain these fees otherwise payable to selling and/or servicing agents if the amounts due are below an amount determined by the distributor in its discretion.

For the Legacy RiverSource funds, for Class A, Class B and Class W shares, the distributor begins to pay these fees immediately after purchase. For Class C shares, the distributor pays these fees in advance for the first 12 months. Selling and/or servicing agents also receive distribution fees up to 0.75% of the average daily net assets of Class C shares sold and held through them, which the distributor begins to pay 12 months after purchase. For Class B shares, and, for the first 12 months following the sale of Class C shares, the distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling and/or servicing agents, and to pay for other distribution related expenses. Selling and/or servicing agents may compensate their financial advisors with the shareholder service and distribution fees paid to them by the Distributor.

If you maintain shares of the fund directly with the fund, without working directly with a financial advisor or selling and/or servicing agent, distribution and service fees are retained by the distributor as payment or reimbursement for incurring certain distribution and shareholder service related expenses.

Over time, these distribution and/or shareholder service fees will reduce the return on your investment and may cost you more than paying other types of sales charges. The fund will pay these fees to the distributor and/or to eligible selling and/or servicing agents for as long as the distribution and/or shareholder servicing plans continue in effect. The fund may reduce or discontinue payments at any time. Your selling and/or servicing agent may also charge you other additional fees for providing services to your account, which may be different from those described here.

Prior to November 1, 2012, Class R4 shares were subject to a distribution fee of 0.25% and a service fee that is not paid pursuant to a 12b-1 plan of 0.25%.

Statement of Additional Information – October 1, 2012	Page 125

For its most recent fiscal period, each fund paid 12b-1 fees as shown in the following table. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 22. 12b-1 Fees

Fund	Class A	Class B	Class C	Class R	Class R4*	Class T	Class W
For funds with fiscal period ending January 31
Columbia Income Builder Fund	$1,480,409	$407,933	$461,473	$24	N/A	N/A	N/A
Columbia Portfolio Builder Aggressive	1,202,263	572,842	326,036	14	N/A	N/A	N/A
Columbia Portfolio Builder Conservative	575,150	296,544	312,030	13	N/A	N/A	N/A
Columbia Portfolio Builder Moderate	2,966,419	1,327,245	985,492	64	N/A	N/A	N/A
Columbia Portfolio Builder Moderate Aggressive	2,480,076	1,191,854	688,261	13	N/A	N/A	N/A
Columbia Portfolio Builder Moderate Conservative	1,039,348	455,463	403,117	14	N/A	N/A	N/A
For funds with fiscal period ending February 29
Columbia Equity Value(a)	1,473,424	206,910	39,614	125	$17	N/A	$16,446
For funds with fiscal period ending April 30
Columbia 120/20 Contrarian Equity	50,946	6,944	26,038	N/A	N/A	N/A	N/A
Columbia Recovery and Infrastructure	1,310,666	176,205	430,769	1,069	N/A	N/A	N/A
For funds with fiscal period ending May 31
Columbia Absolute Return Emerging Markets Macro	263	25	25	13	N/A	N/A	71,244
Columbia Absolute Return Enhanced Multi-Strategy	107,278	739	38,612	14	N/A	N/A	29,813
Columbia Absolute Return Multi-Strategy	89,936	1,408	40,581	12	N/A	N/A	61,184
Columbia Active Portfolios – Diversified Equity Income(b)	151,442	N/A	N/A	N/A	N/A	N/A	N/A
Columbia Commodity Strategy(c)	N/A	N/A	N/A	N/A	N/A	N/A	5
Columbia Diversified Equity Income(d)	5,077,594	1,003,096	393,212	38,114	96,658	N/A	6
Columbia Dividend Opportunity(e)	5,005,889	487,813	809,770	9,215	N/A	N/A	43,337
Columbia Flexible Capital Income(c)	7,364	N/A	748	10	N/A	N/A	2,730
Columbia High Yield Bond	2,973,502	391,250	722,522	35,506	18,657	N/A	124,092
Columbia Mid Cap Value Opportunity(f)	1,557,669	356,346	239,324	52,596	87,653	N/A	6
Columbia Multi-Advisor Small Cap Value	678,460	209,901	91,536	14,201	6,607	N/A	N/A
Columbia Select Large-Cap Value(g)	266,072	13,140	197,518	23,835	N/A	N/A	33,703
Columbia Select Smaller-Cap Value(h)	326,671	59,042	155,353	21,497	N/A	N/A	N/A
Columbia Seligman Communications and Information(i)	2,972,107	240,819	3,097,616	94,009	28	N/A	N/A
Columbia U.S. Government Mortgage	1,400,959	102,783	208,078	N/A	N/A	N/A	N/A
For funds with fiscal period ending July 31
Columbia Floating Rate	883,275	118,867	355,882	250	N/A	N/A	11
Columbia Income Opportunities	1,555,194	389,119	849,581	14	N/A	N/A	6
Columbia Inflation Protected Securities	687,482	132,836	170,856	8,927	N/A	N/A	98,695
Columbia Large Core Quantitative	7,097,899	1,563,265	233,949	12,985	1	N/A	562,882
Columbia Limited Duration Credit	1,128,924	118,326	587,085	N/A	N/A	N/A	8,465
Columbia Money Market	N/A	181,782	N/A	N/A	N/A	N/A	N/A
For funds with fiscal period ending August 31
Columbia Diversified Bond	8,411,698	968,237	575,759	4,534	29	N/A	1,243,293
Columbia Marsico Flexible Capital(j)	73,108	N/A	42,807	26	N/A	N/A	N/A
Columbia Minnesota Tax-Exempt	832,167	46,928	222,304	N/A	N/A	N/A	N/A
For funds with fiscal period ending September 30
Columbia Large Growth Quantitative	879,911	24,630	19,012	45	N/A	N/A	304,053
Columbia Large Value Quantitative	23,190	10,377	11,695	38	N/A	$120,792	299,319
Columbia Strategic Allocation	2,277,282	678,292	350,699	21	N/A	N/A	N/A

Statement of Additional Information – October 1, 2012	Page 126

Fund	Class A	Class B	Class C	Class R	Class R4*	Class T	Class W
For funds with fiscal period ending October 31
Columbia Absolute Return Currency and Income	$125,950	$8,800	$40,165	N/A	N/A	N/A	$152,559
Columbia Asia Pacific ex-Japan	1,073	N/A	315	$73	N/A	N/A	N/A
Columbia Emerging Markets Bond	296,587	34,679	107,474	N/A	N/A	N/A	175,801
Columbia Emerging Markets Opportunity	1,223,131	328,266	355,394	69,831	N/A	N/A	6
Columbia European Equity	174,359	36,259	14,936	N/A	N/A	N/A	N/A
Columbia Frontier	175,785	62,186	111,678	620	N/A	N/A	N/A
Columbia Global Bond	576,522	148,822	58,417	27	N/A	N/A	150,398
Columbia Global Equity	988,842	227,384	156,879	329	N/A	N/A	11
Columbia Global Extended Alpha	13,933	2,990	2,446	55	N/A	N/A	N/A
Columbia Multi-Advisor International Value	922,930	395,106	77,683	N/A	N/A	N/A	N/A
Columbia Seligman Global Technology	1,017,097	175,044	791,804	49,664	N/A	N/A	N/A
For funds with fiscal period ending November 30
Columbia AMT-Free Tax-Exempt Bond	1,440,043	54,308	90,240	N/A	N/A	N/A	N/A
	N/A	19,126	N/A	N/A	N/A	N/A	N/A
Columbia Mid Cap Growth Opportunity	2,114,028	475,159	120,658	354	$72	N/A	N/A

*	Prior to November 1, 2012, Class R4 shares were subject to a distribution fee. The figures in this column represent fees for periods prior to such date.

(a)	The fund changed its fiscal year end in 2012 from March 31 to Feb. 29. The information shown is for the period from April 1, 2011 to Feb. 29, 2012.

(b)	For the period from April 20, 2012 (commencement of operations) to May 31, 2012.

(c)	For the period from July 28, 2011 (commencement of operations) to May 31, 2012.

(d)	The fund changed its fiscal year end in 2012 from Sept. 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from Oct. 1, 2011 to May 31, 2012. For the fiscal year from Oct. 1, 2010 to Sept. 30, 2011, the 12b-1 fees paid were $9,333,875 for Class A, $2,361,615 for Class B, $683,048 for Class C, $57,984 for Class R, $268,935 for Class R3 and $9 for Class W.

(e)	The fund changed its fiscal year end in 2012 from June 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from July 1, 2011 to May 31, 2012. For the fiscal year from July 1, 2010 to June 30, 2011, the 12b-1 fees paid were $3,283,855 for Class A, $620,403 for Class B, $336,200 for Class C, $1,547 for Class R, $2 for Class R3 and $30,434 for Class W.

(f)	The fund changed its fiscal year end in 2012 from Sept. 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from Oct. 1, 2011 to May 31, 2012. For the fiscal year from Oct. 1, 2010 to Sept. 30, 2011, the 12b-1 fees paid were $3,114,202 for Class A, $890,448 for Class B, $468,277 for Class C, $93,316 for Class R, $177,082 for Class R3 and $10 for Class W.

(g)	The fund changed its fiscal year end in 2012 from Dec. 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from Jan. 1, 2012 to May 31, 2012. For the fiscal year from Jan. 1, 2011 to Dec. 31, 2011, the 12b-1 fees paid were $683,328 for Class A, $41,439 for Class B, $484,328 for Class C, $55,934 for Class R and $51,090 for Class W.

(h)	The fund changed its fiscal year end in 2012 from Dec. 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from Jan. 1, 2012 to May 31, 2012. For the fiscal year from Jan. 1, 2011 to Dec. 31, 2011, the 12b-1 fees paid were $863,549 for Class A, $208,219 for Class B, $449,212 for Class C, and $67,844 for Class R.

(i)	The fund changed its fiscal year end in 2012 from Dec. 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from Jan. 1, 2012 to May 31, 2012. For the fiscal year from Jan. 1, 2011 to Dec. 31, 2011, the 12b-1 fees paid were $7,201,633 for Class A, $712,226 for Class B, $7,456,504 for Class C, $241,668 for Class R and $117 for Class R3.

(j)	For the period from Sept. 28, 2010 (when shares became publicly available) to Aug. 31, 2011.

(k)	The fund changed its fiscal year end in 2011 from Dec. 31 to Nov. 30. The information shown is for the period from Jan. 1, 2011 to Nov. 30, 2011.

Statement of Additional Information – October 1, 2012	Page 127

For funds with Class B and Class C shares:

The following table provides the amount of distribution expenses, as a dollar amount and as a percentage of net assets, incurred by the distributor and not yet reimbursed (“unreimbursed expense”) for Class B and Class C shares. These amounts are based on the most recent information available as of June 30, 2012 and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Table 23. Unreimbursed Distribution Expenses

	Class B	Percentage of Class B net assets	Class C	Percentage of Class C net assets
Columbia 120/20 Contrarian Equity Fund	$65,000	12.29%	$16,000	0.62%
Columbia Absolute Return Currency and Income Fund	57,000	9.83%	24,000	0.89%
Columbia Absolute Return Enhanced Multi-Strategy Fund	4,000	4.39%	27,000	0.48%
Columbia Absolute Return Multi-Strategy Fund	13,000	7.65%	23,000	0.45%
Columbia AMT-Free Tax-Exempt Bond Fund	294,000	8.39%	95,000	0.75%
Columbia Asia Pacific ex-Japan Fund	N/A	N/A	1,000	2.17%
Columbia Diversified Bond Fund	6,198,000	11.09%	833,000	1.37%
Columbia Diversified Equity Income Fund	10,395,000	7.35%	726,000	1.28%
Columbia Dividend Opportunity Fund	3,403,000	5.74%	1,152,000	0.73%
Columbia Emerging Markets Bond Fund	122,000	3.91%	279,000	0.76%
Columbia Emerging Markets Opportunity Fund	651,000	3.70%	1,362,000	6.03%
Columbia Equity Value Fund	1,004,000	5.80%	54,000	1.37%
Columbia European Equity Fund	114,000	5.86%	27,000	1.77%
Columbia Floating Rate Fund	817,000	8.98%	324,000	0.72%
Columbia Frontier Fund	308,000	9.33%	1,311,000	13.15%
Columbia Global Bond Fund	845,000	10.41%	90,000	1.33%
Columbia Global Equity Fund	900,000	6.43%	1,441,000	7.84%
Columbia Global Extended Alpha Fund	41,000	11.57%	13,000	1.33%
Columbia Government Money Market Fund	118,000	5.36%	2,523,000	19.11%
Columbia High Yield Bond Fund	2,559,000	7.40%	8,598,000	11.16%
Columbia Income Builder Fund	4,622,000	11.85%	508,000	0.68%
Columbia Income Opportunities Fund	1,217,000	4.08%	332,000	0.25%
Columbia Inflation Protected Securities Fund	985,000	10.24%	203,000	0.94%
Columbia Large Core Quantitative Fund	7,885,000	7.31%	1,296,000	5.06%
Columbia Large Growth Quantitative Fund	115,000	6.93%	23,000	0.91%
Columbia Large Value Quantitative Fund	4,000	0.44%	2,000	0.11%
Columbia Limited Duration Credit Fund	663,000	7.79%	690,000	0.79%
Columbia Marsico Flexible Capital Fund	N/A	N/A	46,000	0.41%
Columbia Mid Cap Growth Opportunity Fund	1,409,000	5.47%	102,000	1.14%
Columbia Mid Cap Value Opportunity Fund	3,637,000	7.41%	376,000	1.23%
Columbia Minnesota Tax-Exempt fund	139,000	0.28%	285,000	0.86%
Columbia Money Market Fund	4,882,000	172.21%	297,000	2.80%
Columbia Multi-Advisor International Value Fund	2,521,000	16.31%	144,000	3.13%
Columbia Multi-Advisor Small Cap Value Fund	1,266,000	7.35%	124,000	1.41%
Columbia Portfolio Builder Aggressive Fund	2,086,000	4.46%	226,000	0.66%
Columbia Portfolio Builder Conservative Fund	1,961,000	8.35%	273,000	0.70%
Columbia Portfolio Builder Moderate Aggressive Fund	4,858,000	4.90%	1,248,000	1.60%
Columbia Portfolio Builder Moderate Conservative Fund	2,789,000	6.97%	394,000	0.77%
Columbia Portfolio Builder Moderate Fund	6,611,000	5.81%	1,698,000	1.46%

Statement of Additional Information – October 1, 2012	Page 128

	Class B	Percentage of Class B net assets	Class C	Percentage of Class C net assets
Columbia Recovery and Infrastructure Fund	$39,000	0.29%	$92,000	0.25%
Columbia Select Large-Cap Value Fund	51,000	1.91%	2,864,000	6.38%
Columbia Select Smaller-Cap Value Fund	793,000	6.35%	2,684,000	7.87%
Columbia Seligman Communications and Information Fund	339,000	0.70%	20,716,000	3.05%
Columbia Seligman Global Technology Fund	277,000	2.54%	4,555,000	6.45%
Columbia Strategic Allocation Fund	4,414,000	9.36%	375,000	1.20%
Columbia U.S. Government Mortgage Fund	710,000	8.49%	251,000	0.72%

PAYMENTS TO FINANCIAL INTERMEDIARIES

Additional Financial Intermediary Payments

Financial intermediaries may receive different commissions, sales charge reallowances and other payments with respect to sales of different classes of shares of the funds. For purposes of this section the term “financial intermediary” includes any insurance company, broker/dealer, bank, bank trust department, registered investment adviser, financial planner, retirement plan or other third party administrator and any other institution, including Ameriprise Financial and its affiliates, having a selling, services or any similar agreement with the distributor and other Ameriprise Financial affiliates.

The distributor and other Ameriprise Financial affiliates may pay additional compensation to selected financial intermediaries, including other Ameriprise Financial affiliates, under the categories described below. These categories are not mutually exclusive, and a single financial intermediary may receive payments under all categories. These payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of a fund to its customers. The amount of payments made to financial intermediaries may vary. In determining the amount of payments to be made, the distributor and other Ameriprise Financial affiliates may consider a number of factors, including, without limitation, asset mix and length of relationship with the financial intermediary, the size of the customer/shareholder base of the financial intermediary, the manner in which customers of the financial intermediary make investments in the funds, the nature and scope of marketing support or services provided by the financial intermediary (as described more fully below) and the costs incurred by the financial intermediary in connection with maintaining the infrastructure necessary or desirable to support investments in the funds.

These additional payments by the distributor and other Ameriprise Financial affiliates are made pursuant to agreements between the distributor and other Ameriprise Financial affiliates and financial intermediaries, and do not change the price paid by investors for the purchase of a share, the amount a fund will receive as proceeds from such sales or the distribution fees and expenses paid by the fund as shown under the heading Fees and Expenses of the Fund in the fund’s prospectuses.

Marketing Support Payments

The distributor and the investment manager may make payments, from their own resources, to certain financial intermediaries, including other Ameriprise Financial affiliates, for marketing support services relating to the Fund Family (Funds), including, but not limited to, business planning assistance, educating financial intermediary personnel about the funds and shareholder financial planning needs, placement on the financial intermediary’s preferred or recommended fund list or otherwise identifying the funds as being part of a complex to be accorded a higher degree of marketing support than complexes not making such payments, access to sales meetings, sales representatives and management representatives of the financial intermediary, client servicing and systems infrastructure support. These payments are generally based upon one or more of the following factors: average net assets of the Funds distributed by the distributor attributable to that financial intermediary, gross sales of the Funds distributed by the distributor attributable to that financial intermediary, reimbursement of ticket charges (fees that a financial intermediary firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment.

While the financial arrangements vary for each financial intermediary, the marketing support payments to each financial intermediary generally are expected to be between 0.05% and 0.50% on an annual basis for payments based on average net assets of the funds attributable to the financial intermediary, and between 0.05% and 0.25% on an annual basis for a financial intermediary receiving a payment based on gross sales of the funds attributable to that intermediary. The distributor and the investment manager may make payments in materially larger amounts or on a basis materially different from those described above when dealing with certain financial intermediaries, including affiliates of Bank of America Corporation. Such increased payments to a financial intermediary may enable the financial intermediary to offset credits that it may provide to customers.

Statement of Additional Information – October 1, 2012	Page 129

As of the date of this SAI, the distributor and/or the investment manager had agreed to make marketing support payments with respect to the funds to the financial intermediaries or their affiliates shown below.

•	The 401k Company
•	ADP Broker-Dealer, Inc.
•	AIG/American General
•	American Century Investment Management, Inc.
•	Ameriprise Financial Services, Inc.
•	Ascensus, Inc.
•	AXA Advisors
•	Benefit Plans Administrative Services, Inc.
•	Boston Financial Data Services, Inc.
•	Charles Schwab Trust Company
•	Charles Schwab and Company, Inc.
•	City National Bank
•	Clearview Correspondent Services
•	Commonwealth Financial Network
•	CPI Qualified Plan Consultants
•	Daily Access Concepts
•	Davenport & Company
•	Digital Retirement Solutions, Inc.
•	Edward D Jones & Co., L.P.
•	Expertplan, Inc.
•	Fidelity Brokerage Services/National Financial Services
•	Fidelity Investments Institutional Operations Company/Fidelity Investments Institutional Service Company
•	Financial West Investment Group
•	FTJ Fund Choice, LLC
•	Genworth
•	GWFS Equities, Inc.
•	Hartford Life Insurance Company
•	Hartford Securities Distribution Company, Inc.
•	Hewitt Associates
•	ICMA Retirement Corp.
•	ING Institutional Plan Services, LLC
•	ING Life Insurance and Annuity Company
•	Janney Montgomery Scott, Inc.
•	J.J.B. Hilliard, W.L. Lyons, Inc.
•	J.P. Morgan Chase Bank, N.A.
•	J.P. Morgan Retirement Plan Services, LLC
•	John Hancock Life Insurance Company
•	John Hancock Life Insurance Company New York
•	Kaufman and Globe Associates
•	Lincoln Financial Advisor Corp.
•	Lincoln Investment Planning
•	Lincoln Retirement Services Company LLC
•	LPL Financial Corporation
•	Marshall & Illsley Trust Company, N.A.
•	Massachusetts Mutual Life Insurance Company
•	MSCS Financial Services, LLC (Matrix)
•	Mercer HR Services, LLC
•	Merrill Lynch Life Insurance Company
•	Merrill Lynch, Pierce, Fenner & Smith, Inc.
•	Mid Atlantic Capital Corporation
•	Minnesota Life Insurance Company
•	Monumental Life Insurance Co.
•	Morgan Keegan & Company
•	Morgan Stanley Smith Barney
•	Nationwide Investment Services
•	Newport Retirement Services, Inc.
•	NYLife Distributors LLC
•	Oppenheimer & Co. Inc.
•	Plan Administrators, Inc.
•	Pension Specialists
•	Pershing
•	PNC Bank, N.A.
•	Princeton Retirement Group, Inc.
•	Principal Life Insurance Company
•	Prudential Insurance Company of America/Prudential Investments Retirement Services
•	Prudential Investment Management Services LLC/ Prudential Investments LLC
•	Raymond James & Associates, Inc. and Raymond James Financial Services, Inc.
•	RBC Capital Markets Corporation
•	Reliance Trust Company
•	Ridge Clearing & Outsourcing
•	R.W. Baird
•	Scott and Stringfellow
•	Securities America, Inc.
•	Standard Retirement Services, Inc.
•	Standard Insurance Company
•	Southwest Securities
•	State of NY – Deferred Compensation Board of the State of New York
•	Sterne Agee Financial Services, Inc.
•	Stifel Nicolaus & Co.
•	T. Rowe Price Retirement Plan Services, Inc.
•	TD Ameritrade Trust Company
•	The Retirement Plan Company, LLC
•	TIAA CREF
•	UBS Financial Services, Inc.
•	UMB Bank
•	Unified Trust
•	Upromise Investments, Inc.
•	U.S. Trust
•	USAA Investment Management Company
•	Valic Retirement Services Company
•	The Vanguard Group, Inc. & Vanguard Marketing Corp.
•	Vertical Management Systems, Inc.
•	Wells Fargo Bank, N.A.
•	Wells Fargo Funds Management, LLC
•	Wilmington Trust Company
•	Wilmington Trust Retirement and Institutional Services Company

Statement of Additional Information – October 1, 2012	Page 130

Other Payments

From time to time, the distributor, from its own resources, may provide additional compensation to certain financial intermediaries that sell or arrange for the sale of shares of the funds to the extent not prohibited by laws or the rules of any self-regulatory agency, such as the Financial Industry Regulatory Authority (FINRA). Such compensation provided by the distributor may include financial assistance to financial intermediaries that enable the distributor to participate in and/or present at financial intermediary-sponsored conferences or seminars, sales or training programs for invited registered representatives and other financial intermediary employees, financial intermediary entertainment and other financial intermediary-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, retention and due diligence trips. The distributor makes payments for entertainment events it deems appropriate, subject to the distributor’s internal guidelines and applicable law. These payments may vary depending upon the nature of the event.

Your financial intermediary may charge you fees or commissions in addition to those disclosed in this SAI. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants may have a conflict of interest or financial incentive for recommending a particular fund or a particular share class over other funds or share classes. Employees of Ameriprise Financial and its affiliates, including employees of affiliated broker-dealers and insurance companies, may be separately incented to include shares of the funds in Contracts offered by affiliated insurance companies, as employee compensation and business unit operating goals at all levels are generally tied to the success of Ameriprise Financial. Certain employees, directly or indirectly, may receive higher compensation and other benefits as investment in the funds increases. In addition, management, sales leaders and other employees may spend more of their time and resources promoting Ameriprise Financial and its subsidiary companies, including the distributor and the investment manager, and the products they offer, including the funds.

CUSTODIAN SERVICES

The funds’ securities and cash are held pursuant to a custodian agreement with JPMorgan Chase Bank, N.A. (JPMorgan), 1 Chase Manhattan Plaza, 19th Floor, New York, NY 10005. The custodian is permitted to deposit some or all of their securities in central depository systems as allowed by federal law. For its services, each fund pays its custodian a maintenance charge and a charge per transaction in addition to reimbursing the custodian’s out-of-pocket expenses.

As part of this arrangement, securities purchased outside the United States are maintained in the custody of various foreign branches of JPMorgan or in other financial institutions as permitted by law and by the fund’s custodian agreement.

BOARD SERVICES CORPORATION

The funds have an agreement with Board Services Corporation (Board Services) located at 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402. This agreement sets forth the terms of Board Services’ responsibility to serve as an agent of the funds for purposes of administering the payment of compensation to each Independent Trustee, to provide office space for use by the funds and their Board, and to provide any other services to the Board or the Independent Trustees, as may be reasonably requested.

ORGANIZATION AND MANAGEMENT OF WHOLLY-OWNED SUBSIDIARIES

As described herein and in its prospectus, Columbia Commodity Strategy Fund may invest up to 25% of its total assets in one or more of its wholly-owned subsidiaries (previously defined collectively as the “Subsidiary”). At the commencement of operations of Columbia Commodity Strategy Fund it is expected that, initially, one wholly-owned subsidiary of Columbia Commodity Strategy Fund will operate to provide the Fund with exposure to the commodities markets. The Subsidiary is a limited liability company organized under the laws of the Cayman Islands, whose registered office is located at the offices of P.O. Box 309, Ugland House, Grand Cayman Islands. The Subsidiary’s affairs are overseen by its own board of directors. However, the Board of Columbia Commodity Strategy Fund maintains oversight responsibility for investment activities of

Statement of Additional Information – October 1, 2012	Page 131

the Subsidiary generally as if the Subsidiary’s investments were held directly by the Fund. The following individuals serve as Directors of the Subsidiary:

Name, address, year of birth	Position held with Subsidiary and length of service	Principal occupation during past five years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 1964	Director since 2011	Senior Vice President and General Manager – Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds since 2009 (previously Senior Vice President and Chief Financial Officer, June 2008-January 2009); President, Atlantic Funds and Nations Funds since 2009; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Treasurer, Columbia Funds, October 2003-May 2008; Treasurer, the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000-December 2006
Christopher C. Thompson 225 Franklin Street Boston, MA 02110 1964	Director since 2011	Senior Vice President and Head of Product Management and Marketing, Columbia Management Investment Advisers, LLC since May 2010; Managing Director and Heal of Product Management, Putnam Investments, 2007-2010; Head of Defined Contribution Investment Only Business, Putnam Investments, 2005-2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Director since 2011	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002

As noted above, Columbia Management is responsible for the Subsidiary’s day-to-day business pursuant to an Addendum to Columbia Commodity Strategy Fund’s Investment Management Services Agreement with Columbia Management and Threadneedle selects the Subsidiary’s investments pursuant to an Addendum to the subadvisory agreement with Columbia Management. Under these agreements, Columbia Management and Threadneedle provide the Subsidiary with the same type of management and subadvisory services, under the same terms, as are provided to Columbia Commodity Strategy Fund. Additionally, pursuant to the terms of an Addendum to Columbia Commodity Strategy Fund’s Administrative Services Agreement, Columbia Management provides administrative services to the Subsidiary.

The Subsidiary has entered into a separate contract for the provision of custodian services with the funds’ custodian, JPMorgan Chase Bank, N.A. (JPMorgan). The Subsidiary has also entered into arrangements with Ernst & Young LLP to serve as the Subsidiary’s independent auditor. In managing the Subsidiary’s investment portfolio, and in adhering to Columbia Commodity Strategy Fund’s compliance policies and procedures, Columbia Management will treat the assets of the Subsidiary generally as if the assets were held directly by the Fund. The Chief Compliance Officer makes periodic reports to the Board of Columbia Commodity Strategy Fund regarding the management and operations of the Subsidiary.

The Subsidiary will bear the fees and expenses incurred in connection with the custody services that it receives. Columbia Commodity Strategy Fund expects that the expenses borne by the Subsidiary will not be material in relation of the value of the Fund’s assets.

Please refer to the section titled “Taxes — The Subsidiary” for information about certain tax aspects of Columbia Commodity Strategy Fund’s investment in the Subsidiary.

Statement of Additional Information – October 1, 2012	Page 132

Organizational Information

Each fund is an open-end management investment company. The funds’ headquarters are at 901 S. Marquette Ave., Suite 2810, Minneapolis, MN 55402-3268.

SHARES

The shares of a fund represent an interest in that fund’s net assets only (and profits or losses), and, in the event of liquidation, each share of a fund would have the same rights to dividends and assets as every other share of that fund.

VOTING RIGHTS

As a shareholder in a fund, you have voting rights over the fund’s management and fundamental policies. You are entitled to vote based on your total dollar interest in the fund. Each class, if applicable, has exclusive voting rights with respect to matters for which separate class voting is appropriate under applicable law. Shares of the Columbia and RiverSource funds, have cumulative voting rights with respect to the election of Board members. This means that you have as many votes as the dollar amount you own, including the fractional amount, multiplied by the number of members to be elected, all of which may, in the shareholder’s discretion, be voted for a single Board member.

DIVIDEND RIGHTS

Dividends paid by a fund, if any, with respect to each applicable class of shares will be calculated in the same manner, at the same time, on the same day, and will be in the same amount, except for differences resulting from differences in fee structures.

SHAREHOLDER LIABILITY

For funds organized as Massachusetts business trusts, under Massachusetts law, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for its obligation. However, the Declaration of Trust that establishes a trust, a copy of which, together with all amendments thereto (the “Declaration of Trust”), is on file with the office of the Secretary of the Commonwealth of Massachusetts for each applicable fund, contains an express disclaimer of shareholder liability for acts or obligations of the Trust, or of any fund in the Trust. The Declaration of Trust provides that, if any shareholder (or former shareholder) of a fund in the Trust is charged or held to be personally liable for any obligation or liability of the Trust, or of any fund in the Trust, solely by reason of being or having been a shareholder and not because of such shareholder’s acts or omissions or for some other reason, the Trust (upon request of the shareholder) shall assume the defense against such charge and satisfy any judgment thereon, and the shareholder or former shareholder (or the heirs, executors, administrators or other legal representatives thereof, or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled (but solely out of the assets of the fund of which such shareholder or former shareholder is or was the holder of shares) to be held harmless from and indemnified against all loss and expense arising from such liability.

The Declaration of Trust also provides that the Trust may maintain appropriate insurance (for example, fidelity bond and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually, but only upon the assets and property of the Trust, and that the Trustees will not be liable for any action or failure to act, errors of judgment, or mistakes of fact or law, but nothing in the Declaration of Trust or other agreement with a Trustee protects a Trustee against any liability to which he or she would otherwise be subject by reason of his or her willful bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. By becoming a shareholder of the fund, each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Declaration of Trust.

Statement of Additional Information – October 1, 2012	Page 133

Table 24. Fund History Table

Fund*	Date of Organization	Date Began Operations	Form of Organization	State of Organization	Fiscal Year End	Diversified**
Columbia Funds Series Trust II(1),(2)	1/27/06		Business Trust	MA	4/30
Columbia 120/20 Contrarian Equity Fund		10/18/07			4/30	Yes
Columbia Absolute Return Currency and Income Fund		6/15/06			10/31	Yes
Columbia Absolute Return Emerging Markets Macro Fund		4/11/11			5/31	No
Columbia Absolute Return Enhanced Multi-Strategy Fund		4/7/11			5/31	Yes
Columbia Absolute Return Multi-Strategy Fund		4/7/11			5/31	Yes
Columbia Active Portfolios – Diversified Equity Income Fund		4/20/12			5/31	Yes
Columbia AMT-Free Tax-Exempt Bond Fund(3)		11/24/76			11/30	Yes
Columbia Asia Pacific ex-Japan Fund(3)		7/15/09			10/31	Yes
Columbia Commodity Strategy Fund		7/28/11			5/31	Yes
Columbia Diversified Bond Fund(4)		10/3/74			8/31	Yes
Columbia Diversified Equity Income Fund		10/15/90			5/31(16)	Yes
Columbia Dividend Opportunity Fund(5)		8/1/88			5/31(6)	Yes
Columbia Emerging Markets Bond Fund		2/16/06			10/31	No
Columbia Emerging Markets Opportunity Fund(3),(7),(8)		11/13/96			10/31	Yes
Columbia Equity Value Fund		5/14/84			2/29(9)	Yes
Columbia European Equity Fund(7),(8)		6/26/00			10/31	Yes
Columbia Flexible Capital Income Fund		7/28/11			5/31	Yes
Columbia Floating Rate Fund		2/16/06			7/31	Yes
Columbia Frontier Fund		12/10/84			10/31	Yes
Columbia Global Bond Fund		3/20/89			10/31	No
Columbia Global Equity Fund(7),(8),(10)		5/29/90			10/31	Yes
Columbia Global Extended Alpha Fund		8/1/08			10/31	Yes
Columbia Government Money Market Fund(11)		1/31/77			11/30(12)	Yes
Columbia High Yield Bond Fund(4)		12/8/83			5/31	Yes
Columbia Income Builder Fund(3)		2/16/06			1/31(13)	Yes
Columbia Income Opportunities Fund		6/19/03			7/31	Yes
Columbia Inflation Protected Securities Fund		3/4/04			7/31	No
Columbia Large Core Quantitative Fund(3),(14)		4/24/03			7/31	Yes
Columbia Large Growth Quantitative Fund(3)		5/17/07			9/30	Yes
Columbia Large Value Quantitative Fund(3)		8/1/08			9/30	Yes
Columbia Limited Duration Credit Fund(3)		6/19/03			7/31	Yes
Columbia Marsico Flexible Capital Fund		9/28/10			8//31	Yes
Columbia Mid Cap Growth Opportunity Fund(3),(14)		6/4/57			11/30	Yes
Columbia Mid Cap Value Opportunity Fund(3)		2/14/02			5/31(16)	Yes
Columbia Minnesota Tax-Exempt Fund		8/18/86			7/31(15)	No
Columbia Money Market Fund(3)		10/6/75			7/31	Yes
Columbia Multi-Advisor International Value Fund(3),(8)		9/28/01			10/31	Yes
Columbia Multi-Advisor Small Cap Value Fund(3),(8)		6/18/01			5/31	Yes
Columbia Portfolio Builder Aggressive Fund		3/4/04			1/31	Yes
Columbia Portfolio Builder Conservative Fund		3/4/04			1/31	Yes
Columbia Portfolio Builder Moderate Aggressive Fund		3/4/04			1/31	Yes
Columbia Portfolio Builder Moderate Conservative Fund		3/4/04			1/31	Yes
Columbia Portfolio Builder Moderate Fund		3/4/04			1/31	Yes
Columbia Recovery and Infrastructure Fund		2/19/09			4/30	Yes
Columbia Select Large-Cap Value Fund(3)		4/25/97			5/31(17)	Yes
Columbia Select Smaller-Cap Value Fund(3)		4/25/97			5/31(17)	Yes
Columbia Seligman Communications and Information Fund(3)		6/23/83			5/31(17)	Yes
Columbia Seligman Global Technology Fund(3)		5/23/94			10/31	Yes

Statement of Additional Information – October 1, 2012	Page 134

Fund*	Date of Organization	Date Began Operations	Form of Organization	State of Organization	Fiscal Year End	Diversified**
Columbia Strategic Allocation Fund(14)		1/23/85			9/30	Yes
Columbia U.S. Government Mortgage Fund		2/14/02			5/31	Yes

*	Effective Oct. 1, 2005 American Express Funds changed its name to RiverSource funds and the names Threadneedle and Partners were removed from fund names. Effective Sept. 27, 2010, several of the funds were renamed from RiverSource, Seligman and Threadneedle to Columbia.
**	If a Non-diversified fund is managed as if it were a diversified fund for a period of three years, its status under the 1940 Act will convert automatically from Non-diversified to diversified. A diversified fund may convert to Non-diversified status only with shareholder approval.
(1)	Prior to March 7, 2011, Columbia Funds Series Trust II was known as RiverSource Series Trust. Prior to September 11, 2007, RiverSource Series Trust was known as RiverSource Retirement Series Trust.
(2)	Prior to March 7, 2011, certain of the funds were organized as series under various Minnesota and Maryland corporations.
(3)	Effective Sept. 27, 2010, RiverSource Limited Duration Bond Fund changed its name to Columbia Limited Duration Credit Fund; RiverSource Mid Cap Growth Fund changed its name to Columbia Mid Cap Growth Opportunity Fund; Threadneedle Emerging Markets Fund changed its name to Columbia Emerging Markets Opportunity Fund; RiverSource Income Builder Basic Income Fund changed its name to Columbia Income Builder Fund; RiverSource Partners International Select Value Fund changed its name to Columbia Multi-Advisor International Value Fund; Threadneedle Asia Pacific Fund changed its name to Columbia Asia Pacific ex-Japan Fund; RiverSource Disciplined Large Cap Growth Fund changed its name to Columbia Large Growth Quantitative Fund; RiverSource Disciplined Large Cap Value Fund changed its name to Columbia Large Value Quantitative Fund; RiverSource Mid Cap Value Fund changed its name to Columbia Mid Cap Value Opportunity Fund; RiverSource Disciplined Equity Fund changed its name to Columbia Large Core Quantitative Fund; RiverSource Partners Small Cap Value Fund changed its name to Columbia Multi-Advisor Small Cap Value Fund; RiverSource Cash Management Fund changed its name to Columbia Money Market Fund; RiverSource Tax-Exempt Bond Fund changed its name to Columbia AMT-Free Tax-Exempt Bond Fund; Seligman Communications and Information Fund, Inc. changed its name to Columbia Seligman Communications and Information Fund, Inc.; Seligman Global Technology Fund changed its name to Columbia Seligman Global Technology Fund; Seligman Large-Cap Value Fund changed its name to Columbia Select Large-Cap Value Fund; and Seligman Smaller-Cap Value Fund changed its name to Columbia Select Smaller-Cap Value Fund.
(4)	Effective June 27, 2003, Bond Fund changed its name to Diversified Bond Fund and Extra Income Fund changed its name to High Yield Bond Fund.
(5)	Effective Feb. 18, 2004, Utilities Fund changed its name to Dividend Opportunity Fund.
(6)	Effective in 2012, the fiscal year end was changed from June 30 to May 31.
(7)	Effective July 9, 2004, Emerging Markets Fund changed its name to Threadneedle Emerging Markets Fund, European Equity Fund changed its name to Threadneedle European Equity Fund and Global Equity Fund changed its name to Threadneedle Global Equity Fund.
(8)	Effective March 31, 2008, RiverSource Emerging Markets Fund changed its name to Threadneedle Emerging Markets Fund; RiverSource Global Equity Fund changed its name to Threadneedle Global Equity Fund; RiverSource European Equity Fund changed its name to Threadneedle European Equity Fund; RiverSource International Select Value Fund changed its name to RiverSource Partners International Select Value Fund; RiverSource Small Cap Value Fund changed its name to RiverSource Partners Small Cap Value Fund.
(9)	Effective in 2012, the fiscal year end was changed from March 31 to February 29.
(10)	Effective Oct. 20, 2003, Global Growth Fund changed its name to Global Equity Fund.
(11)	Effective Sept. 25, 2009, Seligman Cash Management Fund, Inc. changed its name to RiverSource Government Money Market Fund, Inc.
(12)	Effective in 2011, the fiscal year end was changed from Dec. 31 to Nov. 30.
(13)	Effective Jan. 31, 2008, the fiscal year end was changed from May 31 to Jan. 31.
(14)	Effective Oct. 1, 2005, Equity Select Fund changed its name to Mid Cap Growth Fund, Managed Allocation Fund changed its name to Strategic Allocation Fund, and Quantitative Large Cap Equity Fund changed its name to Disciplined Equity Fund.
(15)	Effective April 13, 2006, the fiscal year end was changed from June 30 to Aug. 31.
(16)	Effective in 2012, the fiscal year end was changed from Sept. 30 to May 31.
(17)	Effective in 2012, the fiscal year end was changed from Dec. 31 to May 31.

Statement of Additional Information – October 1, 2012	Page 135

Trustees and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Mr. John J. Nagorniak, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, were members of the Legacy Columbia Nations funds’ Board (“Nations Funds”), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC and began service on the Board for the Legacy RiverSource funds (“RiverSource Funds”) effective June 1, 2011.

Table 25. Trustees

Independent Trustees

Name, address, year of birth	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/trusteeships (within past 5 years)	Committee memberships
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	156	None	Audit, Board Governance, Compliance, Investment Review
Edward J. Boudreau, Jr. 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	149	Former Trustee, BofA Funds Series Trust (11 funds)	Audit, Executive, Compliance, Investment Review
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	156	None	Audit, Investment Review

Statement of Additional Information – October 1, 2012	Page 136

Name, address, year of birth	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/trusteeships (within past 5 years)	Committee memberships
William P. Carmichael 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	149	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel); McMoRan Exploration Company (oil and gas exploration and development); former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)	Audit, Board Governance, Executive, Investment Review
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	156	None	Contracts, Compliance Investment Review
William A. Hawkins 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	149	Trustee, BofA Funds Series Trust (11 funds)	Audit, Executive, Compliance, Investment Review
R. Glenn Hilliard 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance) from September 2003-May 2011	149	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)	Contracts, Board Governance, Investment Review

Statement of Additional Information – October 1, 2012	Page 137

Name, address, year of birth	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/trusteeships (within past 5 years)	Committee memberships
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College	156	Valmont Industries, Inc. (manufactures irrigation systems)	Board Governance, Compliance, Contracts, Executive, Investment Review
John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 12/06 for Legacy Seligman Funds, since 12/08 for RiverSource Funds and since 6/11 for Nations Funds	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	156	None	Audit, Board Governance, Investment Review
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	156	None	Board Governance, Contracts, Executive, Investment Review
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	156	Digital Ally, Inc. (digital imaging); Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services)	Contracts, Compliance, Investment Review
Minor M. Shaw 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President – Micco LLC (private investments)	149	Former Trustee, BofA Funds Series Trust (11 funds); Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina	Contracts, Board Governance, Investment Review
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., 2003 -2010 (biotechnology); former President, Aquila Biopharmaceuticals	156	Director, Healthways, Inc. (health management programs); Director, ICI Mutual Insurance Company, RRG; Director, Abt Associates (government contractor)	Contracts, Executive, Investment Review

Statement of Additional Information – October 1, 2012	Page 138

Interested Trustee Not Affiliated with Investment Manager*

Name, address, year of birth	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/trusteeships (within past 5 years)	Committee memberships
Anthony M. Santomero* 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President and Chief Executive Officer, Federal Reserve Bank of Philadelphia, 2000-2006	149	Director, Renaissance Reinsurance Ltd.; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup; Director, Citibank, N.A.; former Trustee, BofA Funds Series Trust (11 funds)	Compliance, Investment Review

*	Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

Statement of Additional Information – October 1, 2012	Page 139

Interested Trustee Affiliated with Investment Manager*

Name, address, year of birth	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/trusteeships (within past 5 years)	Committee memberships
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. May 2010- September 2012; President – U.S. Asset Management and Chief Investment Officer, 2005-April 2010 and Senior Vice President –Chief Investment Officer, 2001-2005); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.	208	Trustee, Columbia Funds Series Trust I and Columbia Funds Variable Insurance Trust	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

Statement of Additional Information – October 1, 2012	Page 140

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Table 26. Fund Officers

Name, address, year of birth	Position held with funds and length of service	Principal occupation during past five years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 1964	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager – Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004 -April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008 - January 2009; Treasurer, Columbia Funds, October 2003 - May 2008
Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 1965	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009 – April 2010 and Vice President –Asset Management and Trust Company Services, 2006 – 2009)
Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Treasurer since 1/11 and Chief Financial Officer since 4/11 for RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004 – April 2010; senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 1959	Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds	Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel – Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel – Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006
Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007- April 2010; Head of Equities, Columbia Management Advisors, LLC, 2002-September 2007
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Chief Compliance Officer since 3/12	Vice President-Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005 - 2010
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 1957	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004 – April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007 – April 2010

Statement of Additional Information – October 1, 2012	Page 141

Name, address, year of birth	Position held with funds and length of service	Principal occupation during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004 – January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007 – April 2011 and of the Nations Funds, May 2010 – March 2011
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 1956	Vice President since 4/11 and Assistant Treasurer since 1999 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds	Vice President – Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President –Managed Assets, Investment Accounting, Ameriprise Financial Corporation, February 1998 – May 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 1968	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006 – April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 1968	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/10 for Nations Funds	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel, November 2008 – January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman), July 2008 – November 2008 and Managing Director and Associate General Counsel of Seligman, January 2005 – July 2008
Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel Bank of America, June 2005 – April 2010

Responsibilities of Board with respect to fund management

The Board oversees management of the trusts and the funds (collectively, the “funds”). The Board is chaired by an Independent Trustee who has significant additional responsibilities compared to the other Board members, including, among other things: setting the agenda for Board meetings, communicating and meeting regularly with Board members between Board and committee meetings on fund-related matters with the funds’ Chief Compliance Officer (“CCO”), counsel to the Independent Trustees (as described below), and representatives of the funds’ service providers and overseeing Board Services.

The Board initially approves an Investment Management Services Agreement and other contracts with the investment manager and its affiliates, and other service providers. Once the contracts are approved, the Board monitors the level and quality of services including commitments of service providers to achieve expected levels of investment performance and shareholder services. Annually, the Board evaluates the services received under the contracts by receiving reports covering investment performance, shareholder services, marketing, and the investment manager’s profitability in order to determine whether to continue existing contracts or negotiate new contracts. The investment manager is responsible for day-to-day management and administration of the funds and management of the risks that arise from the funds’ investments and operations. The Board’s oversight of the investment manager and other service providers in the operation of the funds includes oversight with respect to various risk management functions. The funds are subject to a number of risks, including investment, compliance, operational, and valuation risks, among others. Day-to-day risk management functions are subsumed within the responsibilities of the investment manager, the subadvisers and other service providers (depending on the nature of the risk) who carry out the funds’ investment management and business affairs. Each of the investment manager, the subadvisers and other service providers has its own, independent interest in risk management, and its policies and methods of carrying out risk management functions will depend, in part, on its analysis of the risks, functions and business models.

Risk oversight forms part of the Board’s general oversight of the funds and is addressed as part of various Board and Committee activities. The Board recognizes that it is not possible to identify all of the risks that may affect a fund or to develop processes and controls to eliminate or even mitigate their occurrence or effects. As part of its regular oversight of the

Statement of Additional Information – October 1, 2012	Page 142

trusts, the Board, directly or through a committee, interacts with and reviews reports from, among others, the investment manager, subadvisers, the independent registered public accounting firm for the funds, and internal auditors for the investment manager or its affiliates, as appropriate, regarding risks faced by the funds and relevant risk functions. The Board also meets periodically with the funds’ CCO, to receive reports regarding the compliance of the funds and their principal service providers with the federal securities laws and their internal compliance policies and procedures. The Board, with the assistance of the Investment Review Committee, reviews investment policies in connection with its review of the funds’ performance, and meets periodically with the portfolio managers of the funds to receive reports regarding the management of the funds, including various investment risks. As part of the Board’s periodic review of the funds’ advisory, subadvisory and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible. In addition, the Board oversees processes that are in place to assure compliance with applicable rules, regulations and investment policies and addresses possible conflicts of interest.

Committees of the Board

The Board has organized the following standing committees to facilitate its work: Board Governance Committee, Compliance Committee, Contracts Committee, Executive Committee, Investment Review Committee and Audit Committee. These Committees are comprised solely of Independent Trustees (for these purposes, persons who are not affiliated persons of the investment manager or Ameriprise Financial). The table above describing each Trustee also includes their respective committee memberships. The duties of these committees are described below.

Mr. Lewis, as Chair of the Board, acts as a point of contact between the Independent Trustees and the investment manager between Board meetings in respect of general matters.

Board Governance Committee — Recommends to the Board the size, structure and composition of the Board and its committees; the compensation to be paid to members of the Board; and a process for evaluating the Board’s performance. The committee also reviews candidates for Board membership including candidates recommended by shareholders. The committee also makes recommendations to the Board regarding responsibilities and duties of the Board, oversees proxy voting and supports the work of the Board Chair in relation to furthering the interests of the Funds and their shareholders on external matters.

To be considered as a candidate for trustee, recommendations must include a curriculum vitae and be mailed to the Chair of the Board, Columbia Family of Funds, 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402- 3268. To be timely for consideration by the committee, the submission, including all required information, must be submitted in writing not less than 120 days before the date of the proxy statement for the previous year’s annual meeting of shareholders, if such a meeting is held. The committee will consider only one candidate submitted by such a shareholder or group for nomination for election at a meeting of shareholders. The committee will not consider self-nominated candidates or candidates nominated by members of a candidate’s family, including such candidate’s spouse, children, parents, uncles, aunts, grandparents, nieces and nephews.

The committee will consider and evaluate candidates submitted by the nominating shareholder or group on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. The committee may take into account a wide variety of factors in considering trustee candidates, including (but not limited to): (i) the candidate’s knowledge in matters relating to the investment company industry; (ii) any experience possessed by the candidate as a director or senior officer of other public or private companies; (iii) the candidate’s educational background; (iv) the candidate’s reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications; (vi) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly, work collaboratively with other members of the Board and carry out his or her duties in the best interests of the fund; (vii) the candidate’s ability to qualify as an independent trustee; and (viii) such other criteria as the committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.

Members of the committee (and/or the Board) also meet personally with each nominee to evaluate the candidate’s ability to work effectively with other members of the Board, while also exercising independent judgment. Although the Board does not have a formal diversity policy, the Board endeavors to comprise itself of members with a broad mix of professional and personal backgrounds. Thus, the committee and the Board accorded particular weight to the individual professional background of each Independent Trustee, as encapsulated in their bios included in Table 25.

The Board believes that the funds are well-served by a Board, the membership of which consists of persons that represent a broad mix of professional and personal backgrounds. In considering nominations, the Committee takes the following matrix into account in assessing how a candidate’s professional background would fit into the mix of experiences represented by the then-current Board.

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PROFESSIONAL BACKGROUND
Name	Geographic	For Profit; CIO/CFO; CEO/COO	Non-Profit; Government; CEO	Investment	Legal; Regulatory	Political	Academic	Audit Committee; Financial Expert
Blatz	MN		X		X	X
Boudreau	MA	X		X				X
Carlton	NY			X	X			X
Carmichael	IL	X		X	X			X
Flynn	MA						X
Hawkins	CA	X		X				X
Hilliard	CA	X
Lewis	MN		X				X
Maher	CT	X		X				X
Paglia	NY	X		X				X
Richie	MI	X			X
Santomero	PA		X	X	X		X	X
Shaw	SC	X		X
Taunton-Rigby	MA	X		X				X

With respect to the trusteeship of Mr. Truscott on the Board, who is not an Independent Trustee, the committee and the Board have concluded that having a senior member of the investment manager serve on the Board can facilitate the Independent Trustees’ increased access to information regarding the funds’ investment manager, which is the funds’ most significant service provider. With respect to the trusteeship of Dr. Santomero on the Board, the committee and the Board have concluded that, despite his lack of technical independence of the funds under the 1940 Act (arising from his board service to Citigroup, Inc. and Citigroup, N.A.), he could serve with “substantive independence” primarily since he has no financial interest or relationship with the investment manager or Ameriprise Financial. The committee and the Board also took into account Dr. Santomero’s broad array of experiences from management consulting to academia to public service, which can complement well the mix of experiences represented by the other Board members.

Compliance Committee — Supports the Funds’ maintenance of a strong compliance program by providing a forum for Independent Trustees to consider compliance matters impacting the Funds or their key service providers; developing and implementing, in coordination with the Funds’ Chief Compliance Officer (CCO), a process for the review and consideration of compliance reports that are provided to the Board; and providing a designated forum for the Funds’ CCO to meet with Independent Trustees on a regular basis to discuss compliance matters.

Contracts Committee — Reviews and oversees the contractual relationships with service providers. Receives and analyzes reports covering the level and quality of services provided under contracts with the fund and advises the Board regarding actions taken on these contracts during the annual review process. Reviews and considers, on behalf of all Trustees, the funds’ investment advisory, subadvisory (if any) and principal underwriting contracts to assists the Trustees in fulfilling their responsibilities relating to the Board’s evaluation and consideration of these arrangements.

Executive Committee — Acts, as needed, for the Board between meetings of the Board.

Investment Review Committee — Reviews and oversees the management of the Funds’ assets. Considers investment management policies and strategies; investment performance; risk management techniques; and securities trading practices and reports areas of concern to the Board.

Audit Committee — Oversees the accounting and financial reporting processes of the Funds and internal controls over financial reporting. Oversees the quality and integrity of the Funds’ financial statements and independent audits as well as the Funds’ compliance with legal and regulatory requirements relating to the Funds’ accounting and financial reporting, internal controls over financial reporting and independent audits. The committee also makes recommendations regarding the selection of the Funds’ independent auditor and reviews and evaluates the qualifications, independence and performance of the auditor. The committee oversees the funds’ risks by, among other things, meeting with the funds’ internal auditors, establishing procedures for the confidential, anonymous submission by employees of concerns about accounting or audit matters, and overseeing the funds’ Disclosure Controls and Procedures.

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This table shows the number of times the committees met during each fund’s most recent fiscal period. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 27. Committee Meetings

Fiscal Period	Board Governance Committee	Compliance Committee	Contracts Committee	Executive Committee	Investment Review Committee	Audit Committee
For funds with fiscal period ending January 31	6	5	6	0	6	7
For funds with fiscal period ending February 29	7	5	6	0	6	7
For funds with fiscal period ending April 30	7	5	6	1	6	7
For funds with fiscal period ending May 31	7	5	6	1	6	7
For funds with fiscal period ending June 30	6	5	6	0	6	8
For funds with fiscal period ending July 31	6	5	6	0	6	8
For funds with fiscal period ending August 31	6	5	6	0	6	8
For funds with fiscal period ending September 30	6	5	6	0	6	8
For funds with fiscal period ending October 31	5	5	6	0	5	7
For funds with fiscal period ending November 30	6	5	6	0	6	8
For funds with fiscal period ending December 31	6	5	6	0	6	7

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TRUSTEES HOLDINGS

The following table shows the Trustees’ dollar range of equity securities beneficially owned on Dec. 31, 2011 of each individual fund owned by a Trustee, and the aggregate dollar range of equity securities of all funds overseen by the Trustees.

Table 28. Trustee Holdings

Based on net asset values as of Dec. 31, 2011:

Trustee	Fund	Dollar range of equity securities in the fund	Aggregate dollar range of equity securities of all Funds overseen by Trustee
Kathleen Blatz	Columbia Absolute Return Currency and Income Fund	$50,001-$100,000	Over $100,000
	Columbia Dividend Opportunity Fund	Over $100,000
	Columbia Emerging Markets Bond Fund	Over $100,000
	Columbia Emerging Markets Opportunity Fund	Over $100,000
	Columbia Frontier Fund	$50,001-$100,000
	Columbia Global Equity Fund	Over $100,000
	Columbia Income Opportunities Fund	$10,001-$50,000
	Columbia Multi-Advisor International Equity Fund	Over $100,000
	Columbia Multi-Advisor Small Cap Value Fund	$50,001-$100,000
	Columbia Seligman Communications and Information Fund	$50,001-$100,000
	Tri-Continental Corporation	$1-$10,000
Edward Boudreau	Columbia Balanced Fund*	$10,001-$50,000	Over $100,000**
	Columbia Global Equity Fund	$10,001-$50,000
	Columbia Large Cap Core Fund*	$50,001-$100,000
	Columbia Large Cap Enhanced Core Fund*	$10,001-$50,000
	Columbia Large Cap Value Fund*	$10,001-$50,000
	Columbia Marsico Focused Equities Fund*	$10,001-$50,000
	Columbia Short Term Bond Fund*	Over $100,000
	Columbia Small Cap Value Fund II	$1-$10,000
Pamela Carlton	Columbia Absolute Return Currency and Income Fund	$10,001-$50,000	Over $100,000**
	Columbia Absolute Return Emerging Markets Macro Fund*	$10,001-$50,000
	Columbia Absolute Return Enhanced Multi-Strategy Fund*	$10,001-$50,000
	Columbia Absolute Return Multi-Strategy Fund*	$10,001-$50,000
	Columbia Convertible Securities Fund	$1-$10,000
	Columbia Diversified Equity Income Fund	$10,001-$50,000
	Columbia Emerging Markets Opportunity Fund	$1-$10,000
	Columbia Floating Rate Fund*	$50,001-$100,000
	Columbia Global Equity Fund	$1-$10,000
	Columbia Select Large-Cap Value Fund	$1-$10,000
	Columbia Money Market Fund*	$1-$10,000
	Columbia Short Term Bond	$50,001-$100,000
	Tri-Continental Corporation	$1-$10,000

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Trustee	Fund	Dollar range of equity securities in the fund	Aggregate dollar range of equity securities of all Funds overseen by Trustee
William Carmichael	Columbia Absolute Return Currency and Income Fund*	$50,001-$100,000	Over $100,000**
	Columbia International Value Fund	Over $100,000
	Columbia Marsico Growth Fund	$10,001-$50,000
	Columbia Marsico Focused Equities Fund	$50,001-$100,000
	Columbia Mid Cap Value Fund*	Over $100,000
	Columbia Small Cap Growth Fund II*	$50,001-$100,000
Patricia M. Flynn	Columbia Emerging Markets Opportunity Fund*	$10,001-$50,000	Over $100,000**
	Columbia Large Cap Growth Fund*	$10,001-$50,000
	Columbia Large Cap Index Fund*	$50,001-$100,000
	Columbia Money Market Fund*	$10,001-$50,000
	Columbia Portfolio Builder Moderate Aggressive Fund*	$10,001-$50,000
	Columbia Seligman Communications and Information Fund*	Over $100,000
	Columbia Strategic Allocation Fund*	Over $100,000
	Tri-Continental Corporation	$10,001-$50,000
William Hawkins	Columbia Balanced Fund*	$10,001-$50,000	Over $100,000**
	Columbia International Value Fund*	$10,001-$50,000
	Columbia Mid Cap Index Fund*	$10,001-$50,000
R. Glenn Hilliard	Columbia Global Equity Fund*	$10,001-$50,000	Over $100,000**
	Columbia International Value Fund*	$10,001-$50,000
	Columbia Marsico Focused Equities Fund*	Over $100,000
	Columbia Marsico International Opportunities Fund*	Over $100,000
	Columbia Multi-Advisor International Equity Fund*	$10,001-$50,000
Stephen R. Lewis, Jr.	Columbia Absolute Return Currency and Income Fund*	$50,001-$100,000	Over $100,000**
	Columbia Diversified Bond Fund	$1-$10,000
	Columbia Diversified Equity Income Fund	$10,001-$50,000
	Columbia Dividend Opportunity Fund	$10,001-$50,000
	Columbia Emerging Markets Bond Fund*	$50,001-$100,000
	Columbia Emerging Markets Opportunity Fund*	$50,001-$100,000
	Columbia Global Bond Fund	$10,001-$50,000
	Columbia Global Extended Alpha Fund*	$50,001-$100,000
	Columbia Income Opportunities Fund*	Over $100,000
	Columbia Large Growth Quantitative Fund*	$10,001-$50,000
	Columbia Limited Duration Credit Fund*	Over $100,000
	Columbia Money Market Fund*	$10,001-$50,000
	Columbia Select Large-Cap Value Fund*	Over $100,000
	Columbia Seligman Communications and Information Fund*	Over $100,000
	Tri-Continental Corporation	$1-$10,000
John F. Maher	Columbia Money Market Fund*	$10,001-$50,000	Over $100,000**
	Columbia Seligman Communications and Information Fund*	Over $100,000
	Tri-Continental Corporation	$50,001-$100,000

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Trustee	Fund	Dollar range of equity securities in the fund	Aggregate dollar range of equity securities of all Funds overseen by Trustee
Catherine James Paglia	Columbia Marsico Growth Fund	Over $100,000	Over $100,000**
	Columbia Money Market Fund*	$10,001-$50,000
	Columbia Seligman Communications and Information Fund*	Over $100,000
	Tri-Continental Corporation	$1-$10,000
Leroy C. Richie	Columbia Diversified Bond Fund	$1-$10,000	Over $100,000
	Columbia Emerging Markets Opportunity Fund	$1-$10,000
	Columbia Frontier Fund	$1-$10,000
	Columbia Global Equity Fund	$1-$10,000
	Columbia High Yield Bond Fund	$1-$10,000
	Columbia Large Core Quantitative Fund	$1-$10,000
	Columbia Select Large-Cap Value Fund	$1-$10,000
	Columbia Select Smaller-Cap Value Fund	$1-$10,000
	Columbia Seligman Communications and Information Fund	$1-$10,000
	Columbia Seligman Global Technology Fund	$1-$10,000
	Columbia Short Term Bond Fund	$1-$10,000
	Tri-Continental Corporation	Over $100,000
Anthony Santomero	Columbia Short Term Bond Fund	Over $100,000	Over $100,000
Minor Shaw	Columbia International Value Fund*	Over $100,000	Over $100,000**
	Columbia Marsico 21st Century Fund*	Over $100,000
	Columbia Marsico Focused Equities Fund*	Over $100,000
	Columbia Mid Cap Index Fund*	Over $100,000
	Columbia Small Cap Index Fund*	Over $100,000
Alison Taunton-Rigby	Columbia 120/20 Contrarian Equity Fund	$10,001-$50,000	Over $100,000**
	Columbia Absolute Return Currency and Income Fund	$50,001-$100,000
	Columbia Absolute Return Enhanced Multi-Strategy Fund*	$10,001-$50,000
	Columbia Diversified Equity Income Fund	$10,001-$50,000
	Columbia Emerging Markets Opportunity Fund*	$50,001-$100,000
	Columbia Income Builder Fund	Over $100,000
	Columbia Mid Cap Value Opportunity Fund	$50,001-$100,000
	Columbia Money Market Fund*	$1-$10,000
	Columbia Multi-Advisor Small Cap Value Fund	$50,001-$100,000
	Columbia Recovery and Infrastructure Fund*	$10,001-$50,000
	Columbia Seligman Communications and Information Fund*	Over $100,000
	Columbia Strategic Allocation Fund	Over $100,000
	Tri-Continental Corporation	$1-$10,000

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Trustee	Fund	Dollar range of equity securities in the fund	Aggregate dollar range of equity securities of all Funds overseen by Trustee
William F. Truscott	Columbia Absolute Return Emerging Markets Macro Fund	$50,001-$100,000	Over $100,000
	Columbia Absolute Return Enhanced Multi-Strategy Fund	Over $100,000
	Columbia Absolute Return Multi-Strategy Fund	Over $100,000
	Columbia Diversified Bond Fund	$50,001-$100,000
	Columbia Dividend Opportunity Fund	Over $100,000
	Columbia Emerging Markets Bond Fund	$1-$10,000
	Columbia Emerging Markets Opportunity Fund	$10,001-$50,000
	Columbia Flexible Capital Income Fund	$50,001-$100,000
	Columbia Floating Rate Fund	Over $100,000
	Columbia Global Bond Fund	Over $100,000
	Columbia Global Equity Fund	Over $100,000
	Columbia High Yield Bond Fund	$10,001-$50,000
	Columbia Income Opportunities Fund	Over $100,000
	Columbia Large Core Quantitative Fund	$50,001-$100,000
	Columbia Large Growth Quantitative Fund	$10,001-$50,000
	Columbia Large Value Quantitative Fund	$10,001-$50,000
	Columbia Limited Duration Credit Fund	Over $100,000
	Columbia Mid Cap Value Fund	$50,001-$100,000
	Columbia Money Market Fund	$1-$10,000
	Columbia Multi-Advisor International Equity Fund	Over $100,000
	Columbia Multi-Advisor International Value Fund	$10,001-$50,000
	Columbia Portfolio Builder Moderate Aggressive	$10,001-$50,000
	Columbia Retirement Plus 2035 Fund	$10,001-$50,000
	Columbia Select Large-Cap Value Fund	Over $100,000
	Columbia Select Smaller-Cap Value Fund	Over $100,000
	Columbia Seligman Communications and Information Fund	$10,001-$50,000
	Columbia Seligman Global Technology Fund	$10,001-$50,000
	Columbia Seligman Premium Technology Growth Fund, Inc.	$10,001-$50,000
	Columbia Strategic Allocation Fund	Over $100,000
	Columbia Strategic Income Fund	Over $100,000
	Tri-Continental Corporation	$10,001-$50,000

*	Deferred compensation invested in share equivalents:

A) Boudreau	Columbia Balanced Fund	$10,001-$50,000
	Columbia Large Cap Core Fund	$50,001-$100,000
	Columbia Large Cap Enhanced Fund	$10,001-$50,000
	Columbia Large Cap Value Fund	$10,001-$50,000
	Columbia Marsico Focused Equities Fund	$10,001-$50,000
	Columbia Short Term Bond Fund	Over $100,000
B) Carlton	Columbia Absolute Return Emerging Markets Macro Fund	$10,001-$50,000
	Columbia Absolute Return Enhanced Multi-Strategy Fund	$10,001-$50,000
	Columbia Absolute Return Multi-Strategy Fund	$10,001-$50,000
	Columbia Floating Rate Fund	$50,001-$100,000
	Columbia Money Market Fund	$1-$10,000
C) Carmichael	Columbia Absolute Return Currency and Income Fund	$50,001-$100,000
	Columbia Mid Cap Value Fund	Over $100,000
	Columbia Small Cap Growth Fund II	$50,001-$100,000

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D) Flynn	Columbia Emerging Markets Opportunity Fund	$10,001-$50,000
	Columbia Large Cap Growth Fund	$10,001-$50,000
	Columbia Large Cap Index Fund	$50,001-$100,000
	Columbia Money Market Fund	$10,001-$50,000
	Columbia Portfolio Builder Moderately Aggressive Fund	$10,001-$50,000
	Columbia Seligman Communications and Information Fund, Inc.	Over $100,000
	Columbia Strategic Allocation Fund	$50,001-$100,000
E) Hawkins	Columbia Balanced Fund	$10,001-$50,000
	Columbia International Value Fund	$10,001-$50,000
	Columbia Mid Cap Index Fund	$10,001-$50,000
F) Hilliard	Columbia Global Equity Fund	$10,001-$50,000
	Columbia International Value Fund	$10,001-$50,000
	Columbia Marsico Focused Equities Fund	Over $100,000
	Columbia Marsico International Opportunities Fund	Over $100,000
	Columbia Multi-Advisor International Equity Fund	$10,001-$50,000
G) Lewis	Columbia Absolute Return Enhanced Multi-Strategy Fund	$50,001-$100,000
	Columbia Emerging Markets Bond Fund	$50,001-$100,000
	Columbia Emerging Markets Opportunity Fund	$10,001-$50,000
	Columbia Global Extended Alpha Fund	$10,001-$50,000
	Columbia Income Opportunities Fund	$50,001-$100,000
	Columbia Large Growth Quantitative Fund	$10,001-$50,000
	Columbia Limited Duration Credit Fund	Over $100,000
	Columbia Money Market Fund	$10,001-$50,000
	Columbia Select Large-Cap Value Fund	Over $100,000
	Columbia Select Smaller-cap Value Fund	$10,001-$50,000
	Columbia Seligman Communications and Information Fund	$50,001-$100,000
H) Maher	Columbia Money Market Fund	$10,001-$50,000
	Columbia Seligman Communications and Information Fund	Over $100,000
I) Paglia	Columbia Money Market Fund	$10,001-$50,000
	Columbia Select Large-Cap Value Fund	Over $100,000
	Columbia Seligman Communications and Information Fund	Over $100,000
J) Shaw	Columbia International Value Fund	Over $100,000
	Columbia Marsico 21st Century Fund	Over $100,000
	Columbia Marsico Focused Equities Fund	Over $100,000
	Columbia Mid Cap Index Fund	Over $100,000
	Columbia Small Cap Index Fund	Over $100,000
K) Taunton-Rigby	Columbia Absolute Return Enhanced Multi-Strategy Fund	$10,001-$50,000
	Columbia Emerging Markets Opportunity Fund	$10,001-$50,000
	Columbia Money Market Fund	$1-$10,000
	Columbia Recovery and Infrastructure Fund	$10,001-$50,000
	Columbia Seligman Communications and Information Fund	$50,001-$100,000

**	Total includes deferred compensation invested in share equivalents.

As of 30 days prior to the date of this SAI, the Trustees and officers as a group owned 1.07% of Columbia Flexible Capital Income Fund Class A shares and 37.38% of Columbia Absolute Return Emerging Markets Macro Fund Class A shares. The Board members and officers as a group owned less than 1% of the outstanding shares of any class of any other Columbia fund.

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COMPENSATION OF TRUSTEES

Total compensation. The following table shows the total compensation paid to Independent Trustees from all the funds in the last fiscal period.

Table 29. Trustee Compensation – All Funds

Board member(a)	Total Cash Compensation from Funds Family Paid to Trustee
Kathleen Blatz	$240,500
Edward Boudreau	$247,000	(b)
Pamela Carlton	$230,500	(b)
William Carmichael	$239,500
Patricia Flynn	$242,500	(b)
William Hawkins	$247,000	(b)
R. Glenn Hilliard	$233,000	(b)
Stephen Lewis, Jr.	$430,000	(b)
John F. Maher	$217,500	(b)
John Nagorniak(c)	$233,000	(b)
Catherine James Paglia	$235,500	(b)
Leroy C. Richie	$245,500
Anthony Santomero	$238,000
Minor Shaw	$235,500	(b)
Alison Taunton-Rigby	$244,500	(b)

(a)	Trustee compensation is paid by the funds and is comprised of a combination of a base fee and meeting fees, with the exception of the Chair of the Board, who receives a base annual compensation. Payment of compensation is administered by a company providing limited administrative services to the funds and to the Board. Compensation noted in the table does not include amounts paid by Ameriprise Financial to Board members for attendance at Board and committee meetings relating to Ameriprise Financial’s acquisition of the long-term asset management business of Columbia Management Group, LLC, including certain of its affiliates. The Chair of the Board did not receive any such compensation from Ameriprise Financial.

(b)	Mr. Boudreau, Ms. Carlton, Ms. Flynn, Mr. Hawkins, Mr. Hilliard, Mr. Lewis, Mr. Maher, Mr. Nagorniak, Ms. Paglia, Ms. Shaw and Ms. Tauton-Rigby elected to defer a portion of the total cash compensation payable during the period in the amount of $32,200, $107,875, $132,500, $69,413, $93,750, $68,083, $217,500, $69,900, $117,750, $116,500 and $207,000, respectively. Amount deferred by fund is set forth in Table 30. Additional information regarding the deferred compensation plan is described below.

(c)	Mr. Nagorniak ceased serving as a member of the Board effective September 2012.

The Independent Trustees determine the amount of compensation that they receive, including the amount paid to the Chair of the Board. In determining compensation for the Independent Trustees, the Independent Trustees take into account a variety of factors including, among other things, their collective significant work experience (e.g., in business and finance, government or academia). The Independent Trustees also recognize that these individuals’ advice and counsel are in demand by other organizations, that these individuals may reject other opportunities because the time demands of their duties as Independent Trustees, and that they undertake significant legal responsibilities. The Independent Trustees also consider the compensation paid to independent board members of other mutual fund complexes of comparable size. In determining the compensation paid to the Chair, the Independent Trustees take into account, among other things, the Chair’s significant additional responsibilities (e.g., setting the agenda for Board meetings, communicating or meeting regularly with the Funds’ Chief Compliance Officer, Counsel to the Independent Trustees, and the Funds’ service providers) which result in a significantly greater time commitment required of the Board Chair. The Chair’s compensation, therefore, has generally been set at a level between 2.5 and 3 times the level of compensation paid to other independent Board members.

Effective June 1, 2011, independent Board members will be paid an annual retainer of $165,000. Committee Chairs each receive an additional annual retainer of $20,000 and subcommittee Chairs each receive an additional annual retainer of $5,000. In addition, Independent Trustees are paid the following fees for attending Board and committee meetings:

$5,000 per day of in-person Board meetings and $2,500 per day of in-person committee or sub-committee meetings (if such meetings are not held on the same day as a Board meeting). Independent Trustees are not paid for special meetings conducted by telephone. In 2011, the Board’s Chair received total annual cash compensation of $430,000.

The Independent Trustees may elect to defer payment of up to 100% of the compensation they receive in accordance with a Deferred Compensation Plan (the Deferred Plan). Under the Deferred Plan, a Board member may elect to have his or her deferred compensation treated as if they had been invested in shares of one or more Columbia fund and the amount paid to

Statement of Additional Information – October 1, 2012	Page 151

the Board member under the Deferred Plan will be determined based on the performance of such investments. Distributions may be taken in a lump sum or over a period of years. The Deferred Plan will remain unfunded for federal income tax purposes under the Internal Revenue Code of 1986, as amended. It is anticipated that deferral of Board member compensation in accordance with the Deferred Plan will have, at most, a negligible impact on fund assets and liabilities.

Compensation from each fund. The following table shows the compensation paid to independent Board members from each fund during its last fiscal period.

Table 30. Trustee Compensation — Individual Funds

	Aggregate Compensation from Fund
Fund	Blatz	Boudreau	Carlton	Carmichae	Flynn	Hawkins	Hilliard	Jones(a)	Lewis	Maher	Nagorniak(a)	Paglia	Richie	Santomero	Shaw	Taunton- Rigby
For funds with fiscal period ending January 31
Columbia Income Builder(b) — total	$394	$417	$377	$405	$387	$417	$378	$0	$650	$347	$378	$377	$394	$396	$378	$399
Deferred	0	47	183	0	233	122	55	0	122	347	114	189	0	0	189	377
Columbia Portfolio Builder Aggressive(b) — total	394	417	377	405	387	417	378	0	650	347	378	377	394	396	378	399
Deferred	0	47	183	0	233	122	55	0	122	347	114	189	0	0	189	377
Columbia Portfolio Builder Conservative(b) — total	394	417	377	405	387	417	378	0	650	347	378	377	394	396	378	399
Deferred	0	47	183	0	233	122	55	0	122	347	114	189	0	0	189	377
Columbia Portfolio Builder Moderate Aggressive(b) — total	394	417	377	405	387	417	378	0	650	347	378	377	394	396	378	399
Deferred	0	47	183	0	233	122	55	0	122	347	114	189	0	0	189	377
Columbia Portfolio Builder Moderate Conservative(b) — total	394	417	377	405	387	417	378	0	650	347	378	377	394	396	378	399
Deferred	0	47	183	0	233	122	55	0	122	347	114	189	0	0	189	377
Columbia Portfolio Builder Moderate(b) — total	394	417	377	405	387	417	378	0	650	347	378	377	394	396	378	399
Deferred	0	47	183	0	233	122	55	0	122	347	114	189	0	0	189	377
For funds with fiscal period ending February 29
Columbia Equity Value(c) — total	1441	1131	1358	1101	1422	1131	1034	80	2689	1282	1034	1424	1440	1078	1034	1450
Amount deferred	0	131	495	0	721	310	206	0	500	1282	310	712	0	0	517	1003
For funds with fiscal period ending April 30
Columbia 120/20 Contrarian Equity — total	634	660	602	633	633	680	617	0	1,067	570	617	609	640	638	623	631
Amount deferred	0	82	281	0	368	188	199	0	180	570	185	304	0	0	307	552
Columbia Recovery and Infrastructure — total	1,492	1,453	1,437	1,413	1,489	1,453	1,371	0	2,823	1,353	1,371	1,481	1,508	1,394	1,388	1,513
Amount deferred	0	187	614	0	722	410	527	0	474	1,353	411	741	0	0	681	1,201
For funds with fiscal period ending May 31
Columbia Absolute Return Emerging Markets Macro — total	686	717	658	694	686	717	679	0	1,224	622	679	663	694	693	687	689
Deferred	0	96	301	0	344	200	300	0	190	622	204	331	0	0	341	574
Columbia Absolute Return Enhanced Multi-Strategy — total	678	712	650	690	676	712	670	0	1,198	610	670	642	685	684	677	684
Deferred	0	93	300	0	344	200	271	0	190	610	201	321	0	0	335	580
Columbia Absolute Return Multi-Strategy — total	834	871	796	841	832	871	818	0	1,446	752	818	784	842	841	826	834
Deferred	0	112	369	0	454	246	313	0	232	752	245	392	0	0	411	715
Columbia Active Portfolios — Diversified Equity Income(d) — total	43	43	43	43	43	43	43	0	111	43	43	43	43	43	43	43
Deferred	0	8	17	0	21	11	43	0	11	43	13	21	0	0	21	26
Columbia Commodity Strategy(e) — total	445	451	420	431	451	451	437	0	782	396	437	426	451	451	444	426
Deferred	0	64	189	0	244	124	232	0	114	396	131	213	0	0	216	338
Columbia Diversified Equity Income(f) — total	5,538	5,803	5,307	5,628	5,518	5,803	5,456	0	9,785	4,993	5,456	5,391	5,591	5,584	5,510	5,580
Deferred	0	744	2,464	0	2,887	1,639	2,039	0	1,584	4,993	1,637	2,695	0	0	2,741	4,802
Columbia Dividend Opportunity(g) — total	3,812	3,980	3,654	3,852	3,824	3,980	3,801	0	6,898	3,472	3,801	3,681	3,864	3,860	3,855	3,826
Deferred	0	394	1,653	0	1,915	1,100	1,884	0	1,029	3,472	1,140	1,840	0	0	1,845	3,110
Columbia Flexible Capital Income(e) — total	445	451	421	432	452	451	439	0	798	397	439	428	452	451	446	428
Deferred	0	65	187	0	234	123	249	0	114	397	132	214	0	0	215	333
Columbia High Yield Bond — total	2,508	2,627	2,403	2,545	2,504	2,627	2,480	0	4,455	2,271	2,480	2,440	2,535	2,534	2,508	2,523
Deferred	0	344	1,107	0	2,353	737	1,019	0	704	2,271	744	1,220	0	0	1,238	2,136
Columbia Mid Cap Value Opportunity(f) — total	3,010	3,145	2,875	3,037	3,002	3,145	2,955	0	5,264	2,721	2,955	2,939	3,038	3,036	2,984	3,012
Deferred	0	400	1,338	0	1,657	890	1,073	0	857	2,721	887	1,469	0	0	1,480	2,604

Statement of Additional Information – October 1, 2012	Page 152

	Aggregate Compensation from Fund
Fund	Blatz	Boudreau	Carlton	Carmichae	Flynn	Hawkins	Hilliard	Jones(a)	Lewis	Maher	Nagorniak(a)	Paglia	Richie	Santomero	Shaw	Taunton- Rigby
Columbia Multi-Advisor Small Cap Value — total	$997	$1,047	$956	$1,015	$995	$1,047	$988	$0	$1,771	$902	$988	$972	$1,007	$1,009	$998	$1,004
Deferred	0	136	442	0	517	294	395	0	282	902	296	486	0	0	492	855
Columbia Select Large-Cap Value(h) — total	1,169	1,224	1,120	1,186	1,167	1,224	1,156	0	2,076	1,057	1,156	1,132	1,181	1,181	1,169	1,176
Deferred	0	160	516	0	603	344	475	0	328	1,057	347	566	0	0	575	995
Columbia Select Smaller-Cap Value(h) — total	1,055	1,104	1,011	1,070	1,052	1,104	1,041	0	2,088	954	1,041	1,030	1,066	1,064	1,053	1,062
Deferred	0	144	467	0	549	310	415	0	342	954	312	515	0	0	519	903
Columbia Seligman Communications and Information(h) — total	4,590	4,825	4,426	4,707	4,584	4,825	4,581	0	8,404	4,156	4,581	4,517	4,646	4,638	4,638	4,668
Deferred	0	648	2,082	0	2,131	1,344	2,073	0	1,297	4,156	1,374	2,258	0	0	2,274	3,878
Columbia U.S. Government Mortgage — total	2,104	2,192	2,008	2,112	2,107	2,192	2,078	0	3,701	1,911	2,078	2,008	2,129	2,127	2,104	2,097
Deferred	0	293	918	0	1,133	611	925	0	570	1,911	623	1,004	0	0	1,023	1,745
For funds with fiscal period ending July 31
Columbia Floating Rate — total	974	198	875	193	928	184	193	703	1,990	866	172	941	954	205	159	870
Amount deferred	0	13	67	0	452	40	0	0	386	866	38	292	0	0	63	134
Columbia Income Opportunities — total	2,252	475	2,094	449	2,191	468	449	1,594	4,575	2,133	439	2,227	2,180	478	433	2,119
Amount deferred	0	45	223	0	1,101	134	0	0	924	2,133	125	759	0	0	209	446
Columbia Inflation Protected Securities — total	1,096	179	995	175	1,051	164	175	853	2,220	1,002	154	1,060	1,069	186	140	983
Amount deferred	0	11	56	0	517	34	0	0	438	1,002	32	264	0	0	53	112
Columbia Large Core Quantitative — total	6,971	767	6,557	718	6,918	769	718	5,827	14,501	6,825	721	7,019	6,781	766	722	6,743
Amount deferred	0	78	388	0	3,528	233	0	0	2,995	6,825	218	1,893	0	0	363	776
Columbia Limited Duration Credit — total	1,342	232	1,227	224	1,293	218	224	1,023	2,733	1,235	205	1,311	1,308	238	193	1,226
Amount deferred	0	17	86	0	639	52	0	0	542	1,235	48	372	0	0	81	172
RiverSource Money Market — total	4,605	512	4,323	483	4,563	506	483	3,858	9,550	4,499	475	4,617	4,482	515	470	4,424
Amount deferred	0	49	244	0	2,322	146	0	0	1,969	4,499	137	1,190	0	0	229	488
For funds with fiscal period ending August 31
Columbia Diversified Bond — total	9,309	1,400	8,770	1,333	9,107	1,410	1,333	7,410	19,281	8,852	1,345	9,392	9,052	1,395	1,354	9,037
Amount deferred	0	144	722	0	4,581	433	0	0	3,883	8,852	413	2,749	0	0	688	1,443
Columbia Marsico Flexible Capital(i) — total	238	150	167	155	176	127	155	58	435	110	122	175	236	162	100	113
Amount deferred	0	5	23	0	58	14	0	0	50	110	13	57	0	0	22	47
Columbia Minnesota Tax-Exempt — total	769	208	671	209	696	187	209	507	1,529	621	178	713	750	219	158	633
Amount deferred	0	11	56	0	321	33	0	0	272	621	32	195	0	0	53	111
For funds with fiscal period ending September 30
Columbia Large Growth Quantitative — total	1,450	495	1,284	499	1,317	459	451	909	2,811	1,194	404	1,413	1,412	464	373	1,270
Amount deferred	0	33	152	0	619	100	0	0	519	1,194	88	454	0	0	147	335
Columbia Large Value Quantitative — total	756	356	629	365	639	317	330	374	1,369	536	279	690	737	340	245	569
Amount deferred	0	18	83	0	276	55	0	0	227	536	48	217	0	0	80	182
Columbia Strategic Allocation — total	2,000	644	1,807	643	1,855	612	580	1,296	3,934	1,719	537	1,990	1,947	597	509	1,831
Amount deferred	0	50	226	0	891	149	0	0	747	1,719	131	666	0	0	219	498
For funds with fiscal period ending October 31
Columbia Absolute Return Currency and Income — total	529	332	400	348	405	286	316	186	908	290	254	443	521	323	212	316
Amount deferred	0	12	56	0	150	37	0	0	120	290	33	127	0	0	55	124
Columbia Asia Pacific ex-Japan — total	1,113	500	956	511	972	458	466	585	2,059	849	409	1,050	1,084	476	371	905
Amount deferred	0	31	141	0	438	93	0	0	355	849	83	358	0	0	138	309
Columbia Emerging Markets Bond — total	695	391	558	405	568	346	369	284	1,243	450	309	616	682	378	269	485
Amount deferred	0	19	86	0	233	57	0	0	189	450	51	200	0	0	84	189
Columbia Emerging Markets Opportunity — total	1,338	522	1,164	530	1,193	480	486	770	2,508	1,059	430	1,280	1,302	499	393	1,124
Amount deferred	0	33	154	0	549	100	0	0	446	1,059	90	437	0	0	150	333
Columbia European Equity — total	543	353	414	368	423	308	336	167	967	306	275	457	537	345	235	332
Amount deferred	0	15	68	0	160	45	0	0	133	306	40	15	0	0	66	149
Columbia Frontier — total	454	273	325	290	332	226	266	162	775	216	203	357	448	273	161	228
Amount deferred	0	6	29	0	113	18	0	0	92	216	17	89	0	0	28	61
Columbia Global Bond — total	1,081	466	921	477	943	423	436	579	2,002	815	378	1,015	1,055	447	339	869
Amount deferred	0	27	125	0	423	82	0	0	343	815	73	338	0	0	122	272
Columbia Global Equity — total	994	470	842	481	860	427	439	497	1,838	735	382	929	972	449	343	788
Amount deferred	0	28	126	0	381	83	0	0	310	735	74	314	0	0	123	275

Statement of Additional Information – October 1, 2012	Page 153

	Aggregate Compensation from Fund
Fund	Blatz	Boudreau	Carlton	Carmichae	Flynn	Hawkins	Hilliard	Jones(a)	Lewis	Maher	Nagorniak(a)	Paglia	Richie	Santomero	Shaw	Taunton- Rigby
Columbia Global Extended Alpha — total	$247	$225	$129	$243	$129	$176	$222	$12	$361	$19	$158	$141	$246	$228	$114	$20
Amount deferred	0	1	3	0	10	2	0	0	8	19	2	8	0	0	3	7
Columbia Multi-Advisor International Value — total	1,228	457	1,055	467	1,087	414	430	721	2,306	951	373	1,161	1,196	442	334	1,006
Amount deferred	0	26	123	0	495	79	0	0	404	951	71	383	0	0	119	263
Columbia Seligman Global Technology — total	1,213	501	1,045	510	1,074	459	468	669	2,274	940	411	1,153	1,184	480	373	1,003
Amount deferred	0	31	143	0	489	93	0	0	398	940	84	396	0	0	139	311
For funds with fiscal period ending November 30
Columbia AMT-Free Tax-Exempt Bond — total	2,006	719	1,186	706	1,224	719	719	388	2,367	1,114	644	1,235	1,240	670	644	1,263
Amount deferred	0	72	321	0	584	216	0	0	474	1,114	193	551	0	0	322	0
Columbia Government Money Market(j) — total	553	450	524	438	540	450	403	87	970	485	403	535	549	423	403	558
Amount deferred	2,006	928	1,885	909	1,958	928	835	731	3,911	1,802	835	2,034	1,977	870	835	0
Columbia Mid Cap Growth Opportunity — total	2,006	928	1,885	909	1,958	928	835	731	3,911	1,802	835	2,034	1,977	870	835	2,000
Amount deferred	0	93	417	0	982	279	0	0	784	1,802	250	902	0	0	417	0

*	The Funds-of-Funds do not pay additional compensation to the Board members for attending meetings. Compensation is paid directly from the affiliated underlying funds in which each Fund-of-Funds invests.

(a)	Ms. Jones ceased serving as a member of the Board effective April 14, 2011. Mr. Nagorniak ceased serving as a member of the Board effective Sept. 2012.

(b)	The funds began paying Board compensation effective June 1, 2011.

(c)	The fund changed its fiscal year end in 2012 from March 31 to Feb. 29. The information shown is for the fiscal period from April 1, 2011 to Feb. 29, 2012.

(d)	For the period from April 20, 2012 (commencement of operations) to May 31, 2012.

(e)	For the period from July 28, 2011 (commencement of operations) to May 31, 2012.

(f)	The fund changed its fiscal year end in 2012 from Sept. 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from Oct. 1, 2011 to May 31, 2012.

(g)	The fund changed its fiscal year end in 2012 from June 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from July 1, 2011 to May 31, 2012.

(h)	The fund changed its fiscal year end in 2012 from Dec. 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from Jan. 1, 2012 to May 31, 2012.

(i)	For the period from Sept. 28, 2010 (when shares became publicly available) to Aug. 31, 2011.

(j)	The fund changed its fiscal year end in 2011 from Dec. 31 to Nov. 30. The information shown is for the period from Jan. 1, 2011 to Nov. 30, 2011.

CODE OF ETHICS

The funds, Columbia Management, unaffiliated and affiliated subadvisers, if applicable, and Columbia Management Investment Distributors, Inc. have each adopted a Code of Ethics (collectively, the “Codes”) and related procedures reasonably designed to prevent violations of Rule 204A-1 under the Investment Advisers Act of 1940 and Rule 17j-1 under the 1940 Act. The Codes contain provisions reasonably necessary to prevent a fund’s access persons from engaging in any conduct prohibited by paragraph (b) of Rule 17j-1, which indicates that it is unlawful for any affiliated person of or principal underwriter for a fund, or any affiliated persons of an investment adviser of or principal underwriter for a fund, in connection with the purchase or sale, directly or indirectly, by the person of a security held or to be acquired by a fund (i) to employ any device, scheme or artifice to defraud a fund; (ii) to make any untrue statement of a material fact to a fund or omit to state a material fact necessary in order to make the statements made to a fund, in light of the circumstance under which they are made, not misleading; (iii) to engage in any act, practice or course of business that operates or would operate as a fraud or deceit on a fund; or (iv) to engage in any manipulative practice with respect to a fund. The Codes prohibit personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for the funds.

Copies of the Codes are on public file with the SEC and can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. The information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Copies of the Codes are also available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. Copies of the Codes may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

Statement of Additional Information – October 1, 2012	Page 154

Control Persons and Principal Holders of Securities

The following table identifies those investors who, as of 30 days after the end of the fund’s fiscal period, owned 5% or more of any class of a fund’s shares and those investors who owned 25% or more of a fund’s shares (all share classes taken together). Investors who own more than 25% of a fund’s shares are presumed under securities laws to control the fund and would be able to determine the outcome of most issues that are submitted to shareholders for vote. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 31. Control Persons and Principal Holders of Securities

As of 30 days after the end of the fund’s fiscal period:

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Funds with fiscal period ending January 31
Columbia Income Builder	Columbia Management Investment Advisers LLC	Class K	49.31%	—
	(Columbia Management), Minneapolis, MN	Class R	5.84%
	Frontier Trust Co. FBO, Fargo, ND	Class R	89.87%	—
	Charles Schwab & Co., Inc. (Charles Schwab), San Francisco, CA	Class K	50.69%	—
	Pershing LLC, Jersey City, NJ	Class Z	13.15%	—
	Merrill Lynch, Pierce, Fenner & Smith, (MLP Fenner & Smith), Jacksonville, FL	Class Z	26.67%	—
	State Street Bank and Trust IRA FBO Gregory A Szkrybalo, Williamsburg, VA	Class Z	12.46%	—
	Gregory A Szkrybalo, Williamsburg, VA	Class Z	5.47%	—
	First Clearing LLC (First Clearing), St. Louis, MO	Class Z	9.35%	—
	Morgan Stanley Smith Barney, Jersey City, NJ (Morgan Stanley Smith Barney), Jersey City, NJ	Class Z	7.07%	—
	LPL Financial (LPL Financial), San Diego, CA	Class Z	5.84%	—
Columbia Portfolio Builder Aggressive	Columbia Management	Class R	100.00%	—
	Wells Fargo Bank NA (Wells Fargo Bank), Minneapolis, MN	Class K	59.12%	—
	Charles Schwab	Class K	33.79%	—
	Mary Ann Merling, Wilington, OH	Class Z	41.83%	—
	Morgan Stanley Smith Barney	Class Z	30.44%	—
	MLP Fenner & Smith	Class Z	16.17%	—
	American Enterprise Investment Services Inc. (American Enterprise Investment Services), Minneapolis, MN	Class Z	8.49%	—
Columbia Portfolio Builder Conservative	Columbia Management	Class K	14.10%	—
		Class R	100.00%
	First Clearing	Class C	5.85%	—
	Charles Schwab	Class K	22.77%	—
	Wells Fargo Bank	Class K	60.93%	—
	Mary Ann Merling, Wilington, OH	Class Z	52.25%	—
	LPL Financial	Class C	20.44%	—
	American Enterprise Investment Services	Class Z	12.78%	—

Statement of Additional Information – October 1, 2012	Page 155

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Columbia Portfolio Builder Moderate	Charles Schwab	Class K	52.77%	—
	Wells Fargo Bank	Class K	21.87%	—
	MG Trust Company Cust. FBO Design Works International, Denver, CO	Class R	53.05%	—
	MG Trust Company Cust. FBO Huppins Hi-Fi Photo & Video, Denver, CO	Class Z	33.11%	—
	Deborah Aleyne Lapeyre Barbara, Mulberry Technologies Inc. 401K, Rockville, MD	Class K	7.67%	—
	Bettina Adjei MD PA 401K Profit Sharing, Eldersburg, MD	Class K	5.50%	—
	Frontier Trust Co. FBO Bischoff Dentistry Ltd, Fargo, ND	Class R	44.71%	—
	Citigroup Global Markets, Inc., New York, NY	Class Z	22.35%	—
	Mary Ann Merling, Wilington, OH	Class Z	23.67%	—
	State Street Bank and Trust IRA FBO Nancy L. Schwecke, Pleasant Hill, OR	Class Z	6.88%	—
Columbia Portfolio Builder Moderate Aggressive	Columbia Management	Class R	100.00%	—
	First Clearing	Class K	74.03%	—
	Charles Schwab	Class K	14.95%	—
	Wells Fargo Bank	Class K	8.22%	—
	TD Ameritrade Inc. FEBO, Omaha, NE	Class Z	58.54%	—
	American Enterprise Investment Services	Class Z	15.95%	—
	MLP Fenner & Smith	Class Z	8.23%	—
Columbia Portfolio Builder Moderate Conservative	Columbia Management	Class K	12.31%	—
		Class R	100.00%
	Charles Schwab	Class K	24.82%	—
	Frontier Trust Company FBO Image One Corp. 401K, Fargo, ND	Class K	54.62%	—
	American Enterprise Investment Services	Class Z	30.55%	—
	Wells Fargo Bank	Class K	7.55%	—
	Melynda D. Wilcox Cust., Alexandria, VA	Class K	40.12%	—
	State Street Bank and Trust IRA FBO James Sakamoto, Bellvue, WA	Class Z	14.93%	—
	MLP Fenner & Smith	Class Z	10.50%	—

Statement of Additional Information – October 1, 2012	Page 156

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Funds with fiscal period ending February 29
Columbia Equity Value	Columbia Management	Class I	100.00%	—
		Class R	24.87%
		Class R4	93.64%
		Class W	20.35%
	American Enterprise Investment Services	Class A	25.48%	—
		Class B	7.49%
		Class C	28.80%
		Class W	79.65%
	MG Trust Company, FBO Alumaline Corp. of America, Denver, CO	Class R	50.98%	—
	MG Trust Company, FBO Pepose Vision Institute, Denver, CO	Class K	5.58%	—
	Frontier Trust Company, FBO Aurora Packing Company 401K, Fargo, ND	Class R	19.56%	—
	Orchard Trust Company FBO, Greenwood Vlg., CO	Class K	6.86%	—
	Wells Fargo Bank	Class K	80.47%	—
		Class R4	6.36%
	NFS LLC FEBO Marshall & Ilsley Trust Co. NA, Milwaukee, WI	Class R5	99.31%	—
	Morgan Stanley Smith Barney, Jersey City, NJ	Class Z	35.15%	—
	LPL Financial, San Diego, CA	Class Z	11.74%	—
	Sandra J. Richardson IRA, Plymouth, MA	Class Z	10.26%	—
	Merrill Lynch, Pierce, Fenner & Smith	Class Z	9.02%	—
	U.S. Bancorp Investments Inc., St. Paul, MN	Class Z	8.78%	—
	Citigroup Global Markets, Inc., New York, NY	Class Z	5.98%	—
	RBC Capital Markets LLC, Concord, NH	Class Z	5.81%	—
Funds with fiscal period ending April 30
Columbia 120/20	Columbia Management	Class I	100.00%	—
Contrarian Equity		Class Z	91.08%
	American Enterprise Investment Services	Class A	55.26%	59.44%
		Class B	45.97%
		Class C	90.51%
	MLP Fenner & Smith	Class B	9.11%	—
Columbia Recovery	Columbia Management	Class I	100.00%	—
and Infrastructure		Class R	10.31%
		Class R5	25.68%
	American Enterprise Investment Services	Class A	94.98%	57.81%
		Class B	94.61%
		Class C	76.88%
	Charles Schwab	Class K	95.72%
		Class R	20.61%	—
		Class R5	74.32%
	Frontier Trust Company FBO Brian P. Sommer 401K, Fargo, ND	Class R	46.87%	—
	MLP Fenner & Smith	Class R	12.36%	—
	LPL Financial, San Diego, CA	Class Z	97.11%	36.94%

Statement of Additional Information – October 1, 2012	Page 157

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
For funds with fiscal period ending May 31
Columbia Absolute Return	Columbia Management	Class B	100.00%	69.53%	(a)
Emerging Markets Macro		Class C	100.00%
		Class R	100.00%
		Class Z	6.91%
	Columbia Portfolio Builder Aggressive Fund	Class I	14.47%	—
	Columbia Portfolio Builder Conservative Fund	Class I	6.41%	—
	Columbia Portfolio Builder Moderate Fund	Class I	33.97%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	30.95%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	14.20%	—
	American Enterprise Investment SVCS	Class A	42.57%	—
	American Enterprise Investment SVC	Class A	56.37%	—
		Class W	99.95%
		Class Z	86.76%
	Louis Potters Cust, Sands Pt., NY	Class Z	6.33%	—
Columbia Absolute Return Enhanced Multi-Strategy	Columbia Management	Class R	54.63%	28.40%	(a)
	Columbia Portfolio Builder Aggressive Fund	Class I	18.03%	—
	Columbia Portfolio Builder Conservative Fund	Class I	24.47%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	38.56%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	18.92%	—
	American Enterprise Investment SVCS	Class A	33.04%	62.73%
		Class B	85.36%
		Class C	32.94%
	American Enterprise Investment SVC	Class A	59.16%	—
		Class B	49.17%
		Class C	33.32%
		Class W	99.81%
	State Street Bank & Trust IRA Diane K. Sparks,	Class B	11.94%	—
	Spencer, IA
	Raymond James FBO Omnibus for Mutual Funds,	Class C	20.30%	—
	St. Petersburg, FL
	MG Trust Co. Cust FBO Greg L. Adams,	Class R	45.37%	—
	Denver, CO
	LPL Financial, San Diego, CA	Class Z	43.51%	—
	National Financial Services LLC FEBO	Class Z	36.05%	—
	Customers, New York, NY
	Charles Schwab	Class Z	10.51%	—

Statement of Additional Information – October 1, 2012	Page 158

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Columbia Absolute Return Multi-Strategy	Columbia Management	Class R	100.00%	56.57%	(a)
	Columbia Income Builder Fund	Class I	30.67%	—
	Columbia LifeGoal Balanced Growth Portfolio	Class I	26.74%	—
	Columbia Portfolio Builder Conservative Fund	Class I	6.58%	—
	Columbia Portfolio Builder Moderate Fund	Class I	24.33%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	5.09%	—
	American Enterprise Investment SVCS	Class A	47.01%	36.49%
		Class B	29.27%
		Class C	35.82%
	American Enterprise Investment SVC	Class A	46.01%	—
		Class B	53.21%
		Class C	43.70%
		Class W	99.97%
	Pershing LLC	Class B	9.58%	—
	Clearview Roth IRA Cust FBO Janelle Johnson	Class B	6.50%	—
	Murphy, Falls Church, VA
	Raymond James FBO Omnibus for Mutual Funds,	Class C	5.88%	—
	St. Petersburg, FL
	National Financial Services LLC FEBO	Class Z	57.79%	—
	Customers, New York, NY
	LPL Financial, San Diego, CA	Class Z	25.34%	—
Columbia Active Portfolios — Diversifed Equity Income	American Enterprise Investment SVC	Class A	100%	100%
Columbia Commodity Strategy	Columbia Management	Class I	31.06%	100.00%	(a)
		Class W	100.00%
	Columbia LifeGoal Balanced Growth Portfolio	Class I	53.66%	—
	Columbia Risk Allocation Fund	Class I	10.17%	—
	Columbia VP Asset Allocation Fund	Class I	5.12%	—

Statement of Additional Information – October 1, 2012	Page 159

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Columbia Diversified Equity Income	Columbia Management	Class W	100.00%	—
	Columbia Portfolio Builder Aggressive Fund	Class I	36.51%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	63.47%	—
	American Enterprise Investment SVCS	Class A	12.79%
		Class B	13.86%
		Class C	17.07%
	American Enterprise Investment SVC	Class A	16.73%	—
		Class B	10.58%
		Class C	15.82%
	First Clearing LLC	Class C	5.96%	—
	Hartford Life	Class R	50.37%	—
		Class R4	6.36%
	Hartford Securities Distribution Company Inc.,	Class R	16.26%	—
	Hartford, CT
	Orchard Trust Company	Class R	7.79%	—
		Class R4	23.71%
		Class R5	10.43%
	Wells Fargo Bank	Class K	29.17%	—
		Class R	9.26%
		Class R4	13.59%
		Class R5	27.75%
	Great West Life & Annuity Insurance Co.,	Class R4	28.61%	—
	Greenwood Vlg., CO
	Tomorrow's Scholar Growth Portfolio, Milwaukee, WI	Class K	7.64%	—
	Tomorrow's Scholar Balanced Portfolio,	Class K	5.84%	—
	Milwaukee, WI
	Tomorrow's Scholar Moderate Growth Portfolio, Milwaukee, WI	Class K	5.57%	—
	Tomorrow's Scholar Aggressive Growth Portfolio, Milwaukee, WI	Class K	5.02%	—
	Ameriprise Trust Company	Class R5	8.92%	—
	Mercer Trust Company, Norwood, MA	Class R5	8.52%	—
	ING Life Insurance and Annuity (ING), Hartford, CT	Class K	13.50%	—
		Class R	8.91%
		Class R4	5.48%
		Class R5	34.19%
	Taynik & Co., Quincy, MA	Class R4	8.67%	—
		Class R5	7.16%
	National Financial Services LLC FEBO	Class Z	88.25%	—

Statement of Additional Information – October 1, 2012	Page 160

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Columbia Dividend Opportunity	Columbia Income Builder Fund	Class I	26.87%	—
	Columbia Portfolio Builder Moderate Fund	Class I	11.67%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	5.89%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	8.21%	—
	Columbia LifeGoal Growth Portfolio	Class I	28.50%	—
	Columbia LifeGoal Balanced Growth Portfolio	Class I	10.08%	—
	American Enterprise Investment Services	Class A	40.68%	29.44%
		Class B	23.15%
		Class C	26.31%
		Class W	99.91%
	Raymond James FBO, St. Petersburg, FL	Class C	11.81%	—
	First Clearing	Class C	7.41%	—
	National Financial Services LLC FEBO	Class A	11.96%	—
		Class C	5.41%
		Class R5	96.70%
		Class Z	14.92%
	MLP Fenner & Smith	Class C	12.04%	—
		Class R	24.18%
	Wilmington Trust Co. Cust FBO E. Tennesee	Class R	14.49%	—
	Children's Hospital,
	MG Trust Co. Cust FBO World Resources	Class R	6.49%	—
	Institute Pension, Denver, CO
	Steinhardt Pesick & Cohen PC TTE,	Class R	5.64%	—
	Charles Schwab	Class K	8.91%	—
		Class Z	30.82%
	VRSCO FBO AIGFSB Cust., Houston, TX	Class K	85.70%	—
Columbia Flexible Capital	Columbia Management	Class I	6.30%	81.95%	(a)
		Class R	100.00%
	Columbia LifeGoal Growth Portfolio	Class I	52.49%	—
	Columbia Portfolio Builder Conservative Fund	Class I	7.63%	—
	Columbia Portfolio Builder Moderate Fund	Class I	9.23%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	7.18%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	13.81%	—
	American Enterprise Investment SVCS	Class A	30.01%	—
		Class C	10.56%
	American Enterprise Investment SVC	Class A	43.21%	—
		Class C	23.57%
	Charles Schwab	Class A	23.79%	—
	UBS WM USA, Weehawkin, NJ	Class C	32.61%	—
	LPL Financial	Class C	23.53%	—
	David L. King, Brookline, MA	Class Z	85.57%	—

Statement of Additional Information – October 1, 2012	Page 161

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Columbia High Yield Bond	Columbia Income Builder Fund	Class I	86.28%	—
	Columbia LifeGoal Balanced Growth Portfolio	Class I	11.42%	—
	American Enterprise Investment SVCS	Class A	11.81%	—
		Class B	15.68%
		Class C	12.92%
	American Enterprise Investment SVC	Class A	10.37%	—
		Class B	12.10%
		Class C	8.98%
		Class W	99.73%
	MLP Fenner & Smith	Class C	12.47%	—
		Class R	58.08%
	First Clearing	Class C	7.44%	—
		Class Z	8.47%
	ING	Class K	78.67%	—
		Class R	20.06%
		Class R4	79.39%
		Class R5	5.46%
	Massachusetts Mutual Life Ins. Co., Springfield, MA	Class K	15.81%	—
		Class R4	11.91%
	Taynik & Co., Quincy, MA	Class R4	8.03%	—
	National Financial Services LLC, New York, NY	Class R5	91.73%	—
		Class Z	8.31%
	SEI Private Trust Company FBO, Oaks, PA	Class Z	21.81%	—
	SEI Private Trust Company C/O HSBC ID 240,	Class Z	6.03%	—
	Oaks, PA
	LPL Financial, San Diego, CA	Class Z	11.76%	—
	Northern Trust Cust. FBO HSBC WS Balanced Fd, Chicago, IL	Class Z	6.18%	—
	Northern Trust Cust. FBOHSBC WS	Class Z	5.47%	—
	Moderated Fd, Chicago, IL
	TD Ameritrade Inc. FEBO, Omaha, NE	Class Z	5.00%	—

Statement of Additional Information – October 1, 2012	Page 162

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Columbia Mid Cap Value Opportunity	Columbia Management	Class W	100.00%	—
	Columbia Portfolio Builder Aggressive Fund	Class I	22.00%	—
	Columbia Portfolio Builder Moderate Fund	Class I	37.50%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	39.48%	—
	American Enterprise Investment SVCS	Class A	19.25%	—
		Class B	16.24%
		Class C	15.98%
	American Enterprise Investment SVC	Class A	15.73%	—
		Class B	10.36%
		Class C	13.25%
	First Clearing LLC	Class C	12.82%	—
		Class Z	32.83%
	MLP Fenner & Smith	Class C	6.92%	—
		Class R5	8.88%
	Hartford Life	Class R	69.22%	—
		Class R4	17.50%
	ING	Class K	16.78%	—
		Class R	5.77%
		Class R5	14.28%
	ING National Trust, Windsor, CT	Class K	7.60%	—
		Class R5	6.54%
	Massachusetts Mutual Life Ins. Co., Springfield, MA	Class R	5.27%	—
	Orchard Trust Company	Class R4	19.83%	—
	State Street Corporation, Boston, MA	Class R4	13.14%	—
	Great West Life & Annuity Insurance Co.,	Class R4	9.44%	—
	Greenwood Vlg., CO
	Wells Fargo Bank NA, Greenwood Vlg., CO	Class K	6.64%	—
		Class R4	8.07%
		Class R5	12.63%
	Wells Fargo Bank FBO, Charlotte, NC	Class K	24.35%	—
		Class R5	12.74%
	National Financial Services LLC, New York, NY	Class K	19.47%	—
		Class R5	28.96%
	Standard Insurance Co., Portland, OR	Class R5	6.06%	—
	Charles Schwab	Class R5	6.79%	—
	John Hancock Life Insurance Co. USA Boston, MA	Class Z	41.15%	—

Statement of Additional Information – October 1, 2012	Page 163

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Columbia Multi-Advisor Small Cap Value	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	72.25%	—
	Columbia Portfolio Builder Aggressive Fund	Class I	27.71%	—
	American Enterprise Investment SVCS	Class A	12.95%	—
		Class B	10.31%
		Class C	9.81%
	American Enterprise Investment SVC	Class A	16.21%	—
		Class B	8.88%
		Class C	8.27%
	MLP Fenner & Smith	Class C	5.90%	—
		Class R	24.01%
	Raymond James, St. Petersburg, FL	Class C	5.21%	—
	Pershing LLC	Class C	5.01%	—
	Equitable Life for SA NO65, Secaucus, NJ	Class R	31.63%	—
	Hartford Life Insurance Co, Hartford, CT	Class R	12.92%	—
	Orchard Trust Co. LLC, Greenwood Village, CO	Class R4	47.25%	—
	PIMS/Prudential Retirement, Boston, MA	Class R4	11.34%	—
	Frontier Trust Company FBO Select Engineering,	Class R4	8.11%	—
	Inc., Fargo, ND
	VRSCO FBO AIGFSB Cust TTEE FBO Floyd County	Class R4	9.01%	—
	Schools 403B, Houston, TX
	VRSCO FBO AIGFSB Cust TTEE FBO Floyd County	Class R4	5.03%	—
	Schools 457B, Houston, TX
	VRSCO FBO AIGFSB Cust TTEE FBO Craven	Class K	37.95%	—
	Regional Med Center 403B, Houston, TX
	VRSCO FBO AIGFSB Cust TTEE FBO City of	Class K	12.03%	—
	San Carlos 457, Houston, TX
	VRSCO FBO AIGFSB Cust TTEE FBO Pullman	Class K	8.33%	—
	Regional Hospital 457B, Houston, TX
	VRSCO FBO AIGFSB Cust TTEE FBO Pullman	Class K	6.04%	—
	Regional Hospital 401A, Houston, TX
	VRSCO FBO AIGFSB Cust TTEE FBO	Class K	5.41%	—
	Commonwealth of Massachusetts 401A, Houston, TX
	VRSCO FBO AIGFSB Cust TTEE FBO Jefferson	Class R5	6.36%	—
	Regional Med Cntr 403B, Houston, TX
	Taynik & Co., Quincy, MA	Class K	11.96%	—
	Charles Schwab	Class K	6.30%	—
	JPMorgan Chase Bank as Trustee FBO Alliant Energy	Class R5	68.17%	—
	Corp. 401K Svgs. Plan, Overland Park, KS
	JPMorgan Chase Bank as Trustee FBO Alliant Energy	Class R5	5.52%	—
	Corp. 401K Savings Plan 2020, Overland Park, KS
	National Financial Services LLC FEBO, New York, NY	Class R5	5.50%	—
	UBS WM USA, Weehawken, NJ	Class Z	34.03%	—
	First Clearing	Class Z	17.54%	—
	Wilmington Trust RISC as Cust FBO Zinpro Corp.	Class Z	16.66%	—
	401K PSP, Phoenix, AZ
	FILOC FBO Coventya Inc., Covington, KY	Class Z	7.53%	—
	Morgan Stanley Smith Barney, Jersey City, NJ	Class Z	6.13%	—
	Frontier Trust Co. FBO Access Dental/Premier Access	Class Z	5.34%	—
	401K, Fargo, ND

Statement of Additional Information – October 1, 2012	Page 164

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Columbia Select Large-Cap Value	Columbia Management	Class K	28.06%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	38.15%	—
	Columbia Portfolio Builder Moderate Fund	Class I	29.80%	—
	Columbia Portfolio Builder Aggressive Fund	Class I	19.76%	—
	Columbia LifeGoal Balanced Growth Portfolio	Class I	10.77%	—
	Future Scholar Aggressive Growth Portfolio	Class Z	14.93%	—
	Future Scholar Balanced Growth Portfolio	Class Z	14.20%	—
	Future Scholar Growth Portfolio	Class Z	12.68%	—
	Future Scholar Balanced Portfolio	Class Z	11.38%	—
	Morgan Stanley Smith Barney, Jersey City, NJ	Class A	40.24%	—
		Class B	5.93%
		Class C	7.37%
		Class Z	15.90%
	MLP Fenner & Smith	Class A	9.25%	—
		Class B	25.95%
		Class C	44.02%
		Class R	89.74%
		Class Z	15.04%
	New York Life Trust Company	Class A	8.29%	—
	Charles Schwab	Class A	5.37%	—
		Class K	71.94%
		Class R5	40.06%
	First Clearing	Class B	9.35%	—
		Class C	9.85%
		Class Z	5.55%
	American Enterprise Investment SVC	Class B	5.42%	—
		Class W	99.88%
	Gramma Fisher Foundation	Class R5	39.26%	—
	Frontier Trust Co. FBO Simplicict Software Solutions	Class R5	8.10%	—
	401K, Fargo, ND
	MG Trust Company Cust. FBO Holzfaster, Cecil,	Class R5	6.98%	—
	McKnight
	Citigroup Global Markets, Inc.	Class Z	7.72%	—
Columbia Select Smaller-Cap Value	Columbia Portfolio Builder Moderate Fund	Class I	67.52%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	13.29%	—
	Columbia Portfolio Builder Aggressive Fund	Class I	19.09%	—
	American Enterprise Investment SVCS	Class A	6.62%	—
		Class B	7.62%
	American Enterprise Investment SVC	Class A	5.86%	—
		Class B	5.21%
	MLP Fenner & Smith	Class C	24.74%	—
		Class R	63.45%
		Class Z	26.11%
	Raymond James, St. Petersburg, FL	Class C	7.68%	—
	First Clearing	Class C	6.63%	—
		Class Z	10.91%
	Wells Fargo Bank FBO	Class K	97.66%	—
	Gramma Fisher Foundation, Easton, MD	Class R5	52.34%	—
	Patricks Plain, Easton, MD	Class R5	36.12%	—
	Charles Schwab	Class R5	8.54%	—
	T Rowe Price Trust Co. TTEE FBO Retirement Plan Clients, Baltimore, MD	Class Z	36.36%	—
	Morgan Stanley Smith Barney, Jersey City, NJ	Class Z	20.60%	—

Statement of Additional Information – October 1, 2012	Page 165

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Columbia Seligman	Columbia Management	Class I	100.00%	—
Communications and Information		Class R4	24.57%
	MLP Fenner & Smith	Class A	9.60%	—
		Class B	21.01%
		Class C	19.73%
		Class R	17.55%
		Class R5	46.89%
		Class Z	37.09%
	First Clearing	Class A	5.04%	—
		Class B	10.56%
		Class C	11.96%
		Class Z	17.78%
	National Financial Services LLC FEBO, New York, NY	Class A	6.97%	—
		Class C	5.94%
	Pershing LLC	Class A	5.98%	—
		Class B	6.91%
		Class C	5.43%
		Class R4	57.85%
	USB WM USA	Class A	5.26%	—
		Class C	8.40%
	Morgan Stanley Smith Barney, Jersey City, NJ	Class B	7.17%	—
		Class C	8.86%
		Class Z	10.48%
	Raymond James	Class B	7.06%	—
		Class C	6.81%
	Citigroup Global House Account	Class B	5.06%	—
	Charles Schwab	Class K	11.83%	—
		Class R5	12.10%
		Class Z	11.11%
	Hartford Life	Class R	30.13%	—
	State Street Corporation, Boston, MA	Class R	25.39%	—
	Robert A. Stone & Joel L. Rve FBO Imagehawk 401K, Ridgeland, MS	Class R4	17.58%	—
	Frontier Trust Co. FBO Health Consultants Inc. PS	Class K	75.30%	—
	401K, Fargo, ND
	Frontier Trust Co. FBO Red River Employees FCU	Class K	8.41%	—
	401K, Fargo, ND
	Gramma Fisher Foundation, Easton, MD	Class R5	9.37%	—
	Patricks Plain, Easton, MD	Class R5	6.96%	—
	Hartford Securities Distribution Company Inc.,	Class R5	5.43%	—
	Hartford, CT
	Jader Trust No. 4 Trust, New York, NY	Class Z	5.63%	—

Statement of Additional Information – October 1, 2012	Page 166

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Columbia U.S. Government Mortgage	Columbia Management	Class W	100.00%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	15.29%	—
	Columbia Portfolio Builder Moderate Fund	Class I	20.02%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	14.86%	—
	Columbia Portfolio Builder Conservative Fund	Class I	9.77%	—
	Columbia LifeGoal Balanced Growth Portfolio	Class I	7.03%	—
	Columbia Income Builder Fund	Class I	26.53%	—
	Morgan Stanley Smith Barney, Jersey City, NJ	Class C	7.16%	—
	MLP Fenner & Smith	Class A	7.44%	—
		Class B	20.29%
		Class C	21.07%
		Class Z	75.56%
	American Enterprise Investment SVCS	Class A	5.09%	—
		Class B	8.48%
		Class C	7.03%
	American Enterprise Investment SVC	Class A	7.09%	—
		Class B	9.35%
		Class C	8.50%
	First Clearing	Class C	8.97%	—
		Class K	10.78%
	Charles Schwab	Class K	68.38%	—
	Counsel Trust DBA MATC FBO Harvard Management Solutions, Pittsburgh, PA	Class K	17.67%	—
	LPL Financial	Class Z	16.93%	—
For funds with fiscal period ending July 31
Columbia Floating Rate	Columbia Management	Class K	6.56%	—
		Class R5	100.00%
		Class W	100.00%
	Columbia Income Builder Fund	Class I	60.18%	—
	Columbia Portfolio Builder Moderate Fund	Class I	17.53%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	11.00%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	7.71%	—
	Charles Schwab	Class A	5.46%	—
		Class K	63.54%
	MLP Fenner & Smith	Class C	13.25%	—
		Class Z	16.73%
	UBS WM USA , Weehawkin, NJ	Class C	5.49%	—
	NFS LLC FEBO American Trust & Svgs, Dubuque, IA	Class K	29.90%	—
	Frontier Trust Co. FBO A E Group Inc. 401K, Fargo, ND	Class R	96.96%	—
	TD Ameritrade Inc. FEBO	Class Z	29.64%	—
	Citigroup Global Markets, Inc.	Class Z	19.74%	—
	First Clearing LLC (First Clearing), St. Louis, MO	Class Z	15.42%	—
	Pershing LLC	Class Z	10.49%	—

Statement of Additional Information – October 1, 2012	Page 167

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Columbia Income Opportunities	Columbia Management	Class R	63.62%	—
		Class W	100.00%
	Columbia Portfolio Builder Moderate Fund	Class I	29.46%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	18.47%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	12.95%	—
	Columbia Portfolio Builder Conservative Fund	Class I	6.70%	—
	Columbia LifeGoal Balanced Growth Portfolio	Class I	17.39%	—
	Columbia LifeGoal Income & Growth Portfolio	Class I	5.66%	—
	MLP Fenner & Smith	Class A	6.28%	—
		Class B	23.59%
		Class C	16.10%
		Class Y	99.85%
		Class Z	65.99%
	UBS WM USA	Class C	5.67%	—
	Frontier Trust Co. FBO Get Up & Go Fitness, Fargo, ND	Class R	36.38%	—
	Orchard Trust Company, Greenwood Village, CO	Class K	81.17%	—
	Charles Schwab	Class K	16.10%	—
Columbia Inflation Protected Securities	RiverSource Life Insurance Company, Minneapolis, MN	Class K	14.56%	36.61%	(a)
	Columbia Income Builder Fund	Class I	20.05%	—
	Columbia Portfolio Builder Conservative Fund	Class I	10.60%	—
	Columbia Portfolio Builder Moderate Fund	Class I	32.05%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	16.76%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	14.78%	—
	Citigroup Global Markets	Class C	13.12%	—
	MLP Fenner & Smith	Class C	15.14%	—
		Class R	63.34%
		Class Z	63.34%
	Frontier Trust Co. FBO Moen 401K, Fargo, ND	Class R	7.71%	—
	Frontier Trust Co. FBO B & L Corp. 401K, Fargo, ND	Class R	5.61%	—
	Frontier Trust Co. FBO C. Anthony Phillips Accountancy, Fargo, ND	Class R	6.37%	—
	MG Trust Company FBO First Choice Automotive, Denver, CO	Class K	34.72%	—
	MG Trust Company FBO Law Offices of Rosemarie Arnold, Denver, CO	Class K	28.79%	—
	MG Trust Company FBO Washington Valley Construction, Denver, CO	Class K	11.82%	—
	American Enterprise Investment Services	Class W	99.93%	—

Statement of Additional Information – October 1, 2012	Page 168

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Columbia Large Core Quantitative	Columbia Portfolio Builder Aggressive Fund	Class I	12.02%	—
	Columbia Portfolio Builder Moderate Fund	Class I	24.18%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	21.71%	—
	Columbia LifeGoal Balanced Growth Portfolio	Class I	14.54%	—
	Columbia LifeGoal Growth Portfolio	Class I	11.94%	—
	American Enterprise Investment Services	Class W	99.90%	—
	MLP Fenner & Smith	Class C	9.53%	—
		Class R	74.01%
		Class Z	37.90%
	Wells Fargo Bank	Class K	99.44%	—
		Class R5	99.91%
	First Clearing	Class Z	41.55%	—
	Citigroup Global Markets, Inc.	Class Z	20.18%	—
Columbia Limited Duration Credit	Columbia Portfolio Builder Conservative Fund	Class I	22.01%	—
	Columbia Portfolio Builder Moderate Fund	Class I	8.44%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	23.73%	—
	Columbia Income Builder Fund	Class I	14.78%	—
	AAF LifeGoal Balanced Growth Portfolio	Class I	18.24%	—
	MLP Fenner & Smith	Class C	8.46%	—
		Class Z	55.83%
	Charles Schwab	Class K	93.05%	—
	American Enterprise Investment Services Inc.	Class K	5.29%	—
		Class W	99.95%
	LPL Financial	Class Z	14.72%	—
	First Clearing	Class Z	11.34%	—
Columbia Money Market	Columbia Management	Class R	59.50%	—
	Columbia Portfolio Builder Conservative Fund	Class I	34.56%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	34.06%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	7.01%	—
	Columbia Portfolio Builder Moderate Fund	Class I	6.33%	—
	UBS WM USA	Class C	5.99%	—
	Pershing LLC	Class Z	5.58%	—
	Counsel Trust DBA MATC FBO Farmer Fuqua & Huff PC 401K, Pittsburgh, PA	Class R	36.36%	—
	Frontier Trust Co. FBO Greatmats.com Corp., Fargo, ND	Class R5	33.46%	—
	Frontier Trust Co. FBO Mythics, Inc. 401K, Fargo, ND	Class R5	30.58%	—
	Frontier Trust Co. FBO Okmetic Inc. 401K, Fargo, ND	Class R5	22.00%	—
	Thomas Crandall FBO National Frost Inc. 401K, E. Rochester, NY	Class R5	6.14%	—
	American Enterprise Investment Services	Class W	99.96%	—
	Wells Fargo Bank	Class Z	32.16%	—
	Future Scholar Conservative Portfolio, Charlotte, NC	Class Z	7.82%	—

Statement of Additional Information – October 1, 2012	Page 169

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Funds with fiscal period ending August 31
Columbia Diversified Bond	Columbia Management	Class R4	88.48%	—
	Citigroup Global Markets, Owings Mills, MD	Class C	18.44%	—
		Class Z	20.19%
	MLP Fenner & Smith	Class C	9.32%	—
		Class R	37.69%
		Class Z	32.59%
	Columbia Income Builder Fund	Class I	13.59%	—
	Columbia Portfolio Builder Moderate Fund	Class I	47.45%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	17.84%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	10.11%	—
	Frontier Trust Company FBO Thomas J. King, Jr. DDS, Fargo, ND	Class R	32.24%	—
	Frontier Trust Company FBO Brian P. Sommer 401K, Fargo, ND	Class R	7.13%	—
	MG Trust Company FBO Oklahoma Environmental Management, Denver, CO	Class R4	7.81%	—
	Wells Fargo Bank	Class K	99.37%	—
	Patricks Plain, Easton, MD	Class R5	54.96%	—
	Charles Schwab	Class R5	40.69%	—
	American Enterprise Investment Services	Class W	99.98%	—
	First Clearing LLC, St. Louis, MO	Class Z	30.41%	—
Columbia Marsico Flexible	Columbia Management	Class I	100.00%	—
Capital		Class R	25.64%
	UBS WM USA	Class A	16.88%	—
		Class C	10.35%
	MG Trust Company FBO Warren City School District 403B, Denver, CO	Class R	74.36%	—
	LPL Financial	Class Z	52.41%	—
	Charles Schwab	Class Z	43.93%	—
Columbia Minnesota Tax-Exempt	First Clearing	Class Z	66.00%	—
	MLP Fenner & Smith	Class Z	29.09%	—
Funds with fiscal period ending September 30
Columbia Large Growth	Columbia Management	Class K	100.00%	26.62%	(a)
Quantitative		Class R	100.00%
	Columbia Portfolio Builder Aggressive Fund	Class I	13.36%	—
	Columbia Portfolio Builder Moderate Fund	Class I	27.84%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	24.37%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	9.42%	—
	Columbia LifeGoal Growth Portfolio	Class I	18.90%	—
	MLP Fenner & Smith	Class C	43.07%	—
		Class Z	54.43%
	Citigroup Global Markets, Inc.	Class Z	23.21%	—
	American Enterprise Investment Services	Class W	99.94%	—
		Class Z	6.71%

Statement of Additional Information – October 1, 2012	Page 170

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Columbia Large Value	Columbia Management	Class K	48.84%	—
Quantitative		Class R	100.00%
	Columbia Income Builder Basic Income Fund	Class I	38.31%	—
	Columbia LifeGoal Growth Portfolio	Class I	34.54%	—
	Columbia LifeGoal Balanced Growth Portfolio	Class I	19.19%	—
	MLP Fenner & Smith	Class A	8.03%	—
		Class B	16.85%
		Class C	14.29%
		Class T	16.34%
		Class Z	92.37%
	Pershing LLC	Class A	8.64%	—
		Class B	9.50%
		Class C	8.11%
	First Clearing	Class B	12.78%	—
		Class C	9.71%
		Class K	51.16%
	UBS WM USA	Class C	14.86%	—
	Hartford Securities Distribution Company	Class C	11.13%	—
	American Enterprise Investment Services	Class W	99.94%	—
Columbia Strategic Allocation	Columbia Management	Class I	100.00%	—
		Class R	100.00%
	First Clearing	Class K	6.04%	—
		Class Z	40.77%
	Charles Schwab	Class K	93.96%	—
	Citigroup Global Markets, Inc.	Class Z	52.59%	—
Funds with fiscal period ending October 31
Columbia Absolute Return Currency and Income	AAF LifeGoal Balanced Growth Fund	Class I	52.91%	39.98%	(a)
	AAF LifeGoal Income & Growth Fund	Class I	6.62%	—
	Columbia Income Builder Basic Income Fund	Class I	22.40%	—
	American Enterprise Investment Services	Class B	5.58%	—
		Class W	99.77%
	First Clearing	Class C	10.90%	—
	Citigroup Global Markets	Class C	6.35%	—
	UBS WM USA	Class C	5.61%	—
	MLP Fenner & Smith	Class C	5.55%	—
		Class Z	59.73%
	NFS LLC FEBO Bancfirst Trust & Invest. Mgmt.	Class Z	31.24%	—

Statement of Additional Information – October 1, 2012	Page 171

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Columbia Asia Pacific ex-Japan	Columbia Management	Class C	5.10%	—
		Class I	100.00%
		Class R	7.31%
	American Enterprise Investment Services	Class A	15.09%	—
		Class C	26.87%
	Raymond James, St. Petersburg, FL	Class A	32.42%	—
	State Street Bank & Trust, Roth IRA Harold T. Sasaki	Class C	20.31%	—
	C. Terry Cutter, Carmel, IN	Class C	18.94%	—
	State Street Bank & Trust, IRA Yui Lau	Class C	7.54%	—
	State Street Bank & Trust, Diana Thanh Thuly Tran	Class C	6.88%	—
	State Street Bank & Trust, IRA Gregory Y. Yamamoto	Class C	5.50%	—
	Capital Bank & Trust Co. TTEE FBO Everett Gaskins Hancock LLP 401K PS, Greenwood Village, CO	Class R	92.69%	—
	MAC & Co., Pittsburgh, PA	Class R5	17.39%	—
	State Street Bank & Trust, IRA Patricia M. Daly	Class Z	47.45%	—
	Leland A. Noble, Danbury, CT	Class Z	28.85%	—
	Nalini S. Naik, Cherry Hill, NJ	Class Z	18.58%	—
Columbia Emerging Markets	Columbia Management	Class K	18.14%
Bond		Class R	100.00%	31.39%	(a)
	Columbia Income Builder Fund	Class I	26.49%	—
	Columbia Portfolio Builder Moderate Fund	Class I	19.16%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	17.54%	—
	AAF LifeGoal Balanced Growth Fund	Class I	13.09%	—
	Columbia Portfolio Builder Conservative Fund	Class I	10.33%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	7.76%	—
	Pershing LLC	Class A	16.65%	—
		Class C	6.33%
		Class K	10.45%
		Class Z	38.16%
	Charles Schwab	Class K	56.82%	—
	American Enterprise Investment Services, Inc.	Class W	99.91%	—
	MLP Fenner & Smith	Class C	19.78%	—
		Class Z	12.63%
	First Clearing	Class C	13.95%	—
		Class Z	10.27%
	Citigroup Global Markets	Class C	10.67%	—
	UBS WM USA	Class C	10.40%	—
	Morgan Stanley Smith Barney	Class C	5.06%	—
	MG Trust Company FBO Synergy Seven Inc., Denver, CO	Class K	14.59%	—
	LPL Financial	Class Z	5.46%	—

Statement of Additional Information – October 1, 2012	Page 172

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Columbia Emerging Markets	Columbia Management	Class I	100.00%	—
Opportunity		Class W	100.00%
	MLP Fenner & Smith	Class C	31.30%	—
		Class R	80.34%
		Class Z	27.73%
	Charles Schwab	Class K	72.87%	—
		Class R5	11.70%
	First Clearing	Class K	6.01%	—
		Class Z	29.95%
	Patricks Plain LLC, Easton, MD	Class R5	82.49%	—
	Citigroup Global Markets	Class Z	27.81%	—
Columbia European Equity	Columbia Management	Class K	12.39%	79.15%	(a)
	Columbia Portfolio Builder Moderate Fund	Class I	26.06%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	23.33%	—
	Columbia Portfolio Builder Aggressive Fund	Class I	14.66%	—
	Columbia Masters International Fund	Class I	13.33%	—
	AAF LifeGoal Balanced Growth Fund	Class I	12.12%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	5.12%	—
	MG Trust Company Cust. FBO Urologic Surgery, P.C. 401K, Denver, CO	Class K	74.12%	—
	Charles Schwab	Class K	13.49%	—
	LPL Financial	Class Z	74.53%	—
	Pershing LLC	Class Z	13.02%	—
Columbia Frontier	Columbia Management	Class I	100.00%	—
		Class K	14.41%
	First Clearing	Class C	7.92%	—
		Class K	5.54%
		Class Z	58.38%
	UBS WM USA	Class C	5.10%	—
	MLP Fenner & Smith	Class C	19.75%	—
		Class R	48.90%
	Frontier Trust Company FBO Financial Network Audit, LLC	Class R	19.99%	—
	Frontier Trust Company FBO C. Anthony Phillps Accountancy 401K	Class R	9.75%	—
	Seligman Advisors Inc., Minneapolis, MN	Class R	7.81%	—
	Accutek Packaging Equipment Company 401K, Vista, CA	Class R	7.85%	—
	Charles Schwab	Class K	79.33%	—
	Gramma Fisher Foundation, Easton, MD	Class R5	68.74%	—
	Patricks Plain LLC, Easton, MD	Class R5	28.20%	—
	Citigroup Global Markets	Class Z	25.00%	—
	Carol M. Fenzen, Naples, FL	Class Z	6.19%	—

Statement of Additional Information – October 1, 2012	Page 173

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Columbia Global Bond	Columbia Management	Class R	99.98%	—
	Columbia Retirement Plus 2025 Fund	Class I	18.67%	—
	Columbia Retirement Plus 2030 Fund	Class I	17.31%	—
	Columbia Retirement Plus 2015 Fund	Class I	16.98%	—
	Columbia Retirement Plus 2020 Fund	Class I	16.80%	—
	Columbia Retirement Plus 2035 Fund	Class I	11.79%	—
	Columbia Retirement Plus 2010 Fund	Class I	7.68%	—
	Columbia Retirement Plus 2040 Fund	Class I	6.46%	—
	Charles Schwab	Class K	27.00%	—
	First Clearing	Class K	33.91%	—
		Class Z	32.90%
	Micheal Gallina FBO Manns Jewelers Inc. 401K, Rochester, NY	Class K	17.08%	—
	Leslie Betts FBO Pharmacy Administrative Solutions, Tampa, FL	Class K	12.30%	—
	American Enterprise Investment Services	Class W	99.95%	—
	Citigroup Global Markets	Class Z	44.25%	—
	Frank G. Lemoine, Laurel, MD	Class Z	8.17%	—
Columbia Global Equity	Columbia Management	Class I	100.00%	—
		Class R5	100.00%
		Class W	100.00%
	MLP Fenner & Smith	Class C	18.27%	—
		Class R	7.71%
		Class Z	36.32%
	First Clearing LLC	Class C	9.42%	—
	UBS WM USA	Class C	6.49%	—
	Frontier Trust Company FBO C. Anthony Phillps Accountantcy 401K	Class R	34.72%	—
	MG Trust Company Cust. FBO Applied Reliability Engineering, Denver, CO	Class R	16.97%	—
	Frontier Trust Company FBO Cache Commodities Inc. 401K, Fargo, ND	Class R	16.11%	—
	Frontier Trust Company FBO Financial Network Audit, LLC, Fargo, ND	Class R	7.16%	—
	Frontier Trust Company FBO EFK Moen 401K, Fargo, ND	Class R	8.31%	—
	Frontier Trust Company FBO Associates in Diagnostic Radiology, Fargo, ND	Class Z	19.06%	—
	Wells Fargo Bank	Class K	97.05%	—
	Pershing LLC	Class Z	9.82%	—
	Charles Schwab	Class Z	7.86%	—
	Citigroup Global Markets, Inc.	Class Z	6.91%	—

Statement of Additional Information – October 1, 2012	Page 174

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Columbia Global Extended	Columbia Management	Class I	100.00%	36.72%	(a)
Alpha		Class K	12.19%
		Class R	99.99%
		Class Z	5.23%
	American Enterprise Investment Services	Class B	63.18%	—
		Class C	35.14%
	Charles Schwab	Class K	65.27%	—
	First Clearing LLC	Class K	22.55%	—
	Sterne Agee & Leach Inc., Birmingham, AL	Class Z	65.23%	—
	Dalia E. Cepele Taylor, Orland Park, IL	Class Z	20.71%	—
	Karamat A. Syed, Bowie, MD	Class Z	8.84%	—
Columbia Multi-Advisor International Value	Columbia Management	Class I	100.00%	—
	Charles Schwab	Class K	54.61%	—
	First Clearing LLC	Class K	29.78%	—
		Class Z	45.55%
	MLP Fenner & Smith	Class Z	17.14%	—
	Citigroup Global Markets, Inc.	Class Z	15.95%	—
	American Enterprise Investment Services	Class Z	12.74%	—
Columbia Seligman Global	Columbia Management	Class I	100.00%	—
Technology		Class R5	19.54%
	MLP Fenner & Smith	Class A	7.44%	—
		Class B	5.71%
		Class C	19.35%
		Class R	12.08%
		Class Z	84.64%
	First Clearing LLC	Class C	8.10%	—
		Class K	30.76%
		Class Z	6.90%
	Raymond James, St. Petersburg, FL	Class C	7.13%	—
	UBS WM USA	Class C	6.65%	—
	Pershing LLC	Class C	6.24%	—
	Morgan Stanley, Jersey City, NJ	Class C	5.85%	—
	Hartford Life Insurance Co., Hartford, CT	Class R	59.53%	—
	TD Ameritrade Trust Company	Class R	5.18%	—
	Charles Schwab	Class K	57.50%	—
	Frontier Trust Company FBO Chalet Dental Care 401K	Class K	6.91%	—
	Patterson & Co. FBO Stearns Enterprises, Inc., Charlotte, NC	Class R5	50.38%	—
	Patterson & Co. FBO ISSI Retirement Plan, Charlotte, NC	Class R5	25.01%	—
	Patterson & Co. FBOCal Irish Enterprise DBA, Charlotte, NC	Class R5	5.06%	—
Funds with fiscal period ending November 30
Columbia AMT-Free Tax-Exempt Bond	MLP Fenner & Smith	Class Z	78.86%	—
	Citigroup Global Markets	Class Z	18.34%	—

Statement of Additional Information – October 1, 2012	Page 175

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Columbia Government Money Market	Raymond James, St. Petersburg, FL	Class A	5.05%	—
	First Clearing LLC	Class B	10.01%	—
		Class C	5.44%
	Morgan Stanley Smith Barney	Class B	5.75%	—
	Frontier Trust Company FBO	Class R	40.64%	—
	Counsel Trust DBA FBO, Pittsburgh, PA	Class R	28.82%	—
	Patricks Plain, Easton, MD	Class R5	72.01%	—
	Gramma Fisher Foundation, Easton, MD	Class R5	27.14%	—
	Donald E. Lewin, York, PA	Class Z	51.00%	—
	State Street Bank & Trust IRA,Liza Y. Fine Magnan, Woonsocket, RI	Class Z	6.57%	—
Columbia Mid Cap Growth	Columbia Management	Class I	100.00%	—
Opportunity		Class R	10.83%
		Class R4	25.55%
	MLP Fenner & Smith	Class C	7.55%	—
	Frontier Trust Company FBO Yankton Surgical Associates 401K, Fargo, ND	Class R	70.10%	—
	Satya N. Voleti, Pt. Charlotte, FL	Class R	16.72%	—
	MG Trust Company FBO Body Masters Inc., Denver, CO	Class R4	57.74%	—
	MG Trust Company FBO Central Jersey Collision, Denver, CO	Class R4	16.71%	—
	Wells Fargo Bank	Class K	83.34%	—
	Orchard Trust Company LLC FBO Silgan Plastics, Greenwood Village, CO	Class K	6.71%	—
	Citigroup Global Markets	Class Z	37.68%	—
	MLP Fenner & Smith	Class Z	31.25%	—
	First Clearing	Class Z	13.98%	—
	FIIOC FBO Accent Display 401K, Covington, KY	Class Z	8.69%	—

(a)	Combination of all share classes of Columbia Management initial capital and affiliated funds-of-funds’ investments.

A fund may serve as an underlying investment of funds-of-funds that principally invest in shares of affiliated funds in the Fund Family (the underlying funds). The underlying funds and the funds-of-funds share the same officers, Board members, and investment manager. The funds-of-funds do not invest in an underlying fund for the purpose of exercising management or control; however, from time to time, investments by the funds-of-funds in a fund may represent a significant portion of a fund. Because the funds-of-funds may own a substantial portion of the shares of a fund, procedures have been put into place to assure that public shareholders will determine the outcome of all actions taken at underlying fund shareholder meetings. In proxy voting, the funds-of-funds will vote on each proposal in the same proportion that other shareholders vote on the proposal.

In addition, Columbia Management or an affiliate may own shares of a fund as a result of an initial capital investment at the inception of the fund or class. To the extent Columbia Management, as manager of the funds-of-funds, may be deemed a beneficial owner of the shares of an underlying fund held by the funds-of-funds, and such shares, together with any initial capital investment by Columbia Management or an affiliate, represent more than 25% of a fund, Columbia Management and its affiliated companies may be deemed to control the fund.

Statement of Additional Information – October 1, 2012	Page 176

Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Board of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Additionally, for Columbia Floating Rate Fund:

Columbia Floating Rate Fund (the “Fund”) is one of several defendants to a bankruptcy proceeding captioned Official Committee of Unsecured Creditors of TOUSA, Inc., et al. v. Citicorp North America, Inc., et al. (the “Lawsuit”), (In re TOUSA, Inc., et al.), pending in the U.S. Bankruptcy Court, Southern District of Florida (the “Bankruptcy Court”). The Fund and several other defendants (together the “Senior Transeastern Defendants”) were lenders to parties involved in a joint venture with TOUSA, Inc. (“TOUSA”) on a $450 million Credit Agreement dated as of August 1, 2005 (the “Credit Agreement”). In 2006, the administrative agent under the Credit Agreement brought claims against TOUSA alleging that certain events of default had occurred under the Credit Agreement thus triggering the guaranties (the “Transeastern Litigation”). On July 31, 2007, TOUSA and the Senior Transeastern Defendants reached a settlement in the Transeastern Litigation pursuant to which the Fund (as well as the other Senior Transeastern Defendants) released its claims and was paid $1,052,271. To fund the settlement, TOUSA entered into a $500 million credit facility with new lenders secured by liens on the assets of certain of TOUSA’s subsidiaries. On January 29, 2008, TOUSA and certain of its subsidiaries filed voluntary petitions for relief under Chapter 11 of the Bankruptcy Code. In August 2008, the Committee of Unsecured Creditors of TOUSA (“Committee”) filed the Lawsuit, seeking as to the Fund and the other Senior Transeastern Defendants a return of the money the Senior Transeastern Defendants received as part of the Transeastern Litigation settlement. The Lawsuit went to trial in July 2009, and the Bankruptcy Court ordered the Fund and the other Senior Transeastern Defendants to disgorge the money they received in settlement of the Transeastern Litigation. The Senior Transeastern Defendants, including the Fund, appealed the Bankruptcy Court’s decision to the District Court for the Southern District of Florida (the “District Court”). To stay execution of the judgment against the Fund pending appeal, the Fund deposited $1,327,620 with the Bankruptcy Court clerk of court. On February 11, 2011, the District Court entered an opinion and order quashing the Bankruptcy Court’s decision as it relates to the liability of the Senior Transeastern Defendants and ordering that “[t]he Bankruptcy Court’s imposition of remedies as to the [Senior Transeastern Defendants] is null and void.” On March 8, 2011, the Committee appealed the District Court’s order to the Eleventh Circuit Court of Appeals. The Court heard oral argument on March 21, 2012, and on May 15, 2012 issued an order reversing the decision of the District Court. A petition for rehearing by the entire panel of the Eleventh Circuit Court of Appeals was filed and denied. The District Court will now review and decide several remaining appeal issues.

Statement of Additional Information – October 1, 2012	Page 177

Independent Registered Public Accounting Firm

The financial statements contained in each funds’ Annual Report were audited by the independent registered public accounting firm, Ernst & Young LLP, located at 220 South 6th Street, Suite 1400, Minneapolis, MN 55402. The independent registered public accounting firm also provides other accounting and tax-related services as requested by the funds.

The Board has selected PricewaterhouseCoopers LLP, which is located at 225 South Sixth Street, Minneapolis, MN 55402, to be the funds’ new independent registered public accounting firm. The financial statements contained in each fund’s Annual Report for the fiscal year ending August 31, 2012 and later will be audited by PricewaterhouseCoopers LLP.

Statement of Additional Information – October 1, 2012	Page 178

Appendix A

DESCRIPTION OF RATINGS

Standard & Poor’s Long-Term Debt Ratings.

A Standard & Poor’s corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of such information or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

•	Likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

•	Nature of and provisions of the obligation.

•

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

On August 5, 2011, Standard & Poor’s Ratings Services (“S&P) lowered its long-term sovereign credit rating for the United States of America to “AA+” from “AAA”. Because certain of the funds invest in U.S. government obligations, the value of the funds’ shares may be adversely affected by S&P’s downgrade or any future downgrades of the U.S. government’s credit rating. While the long-term impact of the downgrade is uncertain, it could, for example, lead to increased volatility in the short-term.

Investment Grade

Debt rated AAA has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

Speculative Grade

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

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Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category also is used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

Debt rated CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

Debt rated C typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

The rating CI is reserved for income bonds on which no interest is being paid.

Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Moody’s Long-Term Debt Ratings

Aaa – Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa – Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than in Aaa securities.

A – Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa – Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba – Bonds that are rated Ba are judged to have speculative elements – their future cannot be considered as well- assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B – Bonds that are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa – Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca – Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C – Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch’s Long-Term Debt Ratings

Fitch’s bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

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Fitch ratings are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

Investment Grade

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A: Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Speculative Grade

BB: Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

SHORT-TERM RATINGS

Standard & Poor’s Commercial Paper Ratings

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

A-1	This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2	Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3	Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

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B	Issues are regarded as having only speculative capacity for timely payment.

C	This rating is assigned to short-term debt obligations with doubtful capacity for payment.

D	Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

Standard & Poor’s Muni Bond and Note Ratings

An S&P municipal bond or note rating reflects the liquidity factors and market-access risks unique to these instruments. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

Note rating symbols and definitions are as follows:

SP-1	Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.

Municipal bond rating symbols and definitions are as follows:

Standard & Poor’s rating SP-1 indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

Standard & Poor’s rating SP-2 indicates satisfactory capacity to pay principal and interest.

Standard & Poor’s rating SP-3 indicates speculative capacity to pay principal and interest.

Moody’s Short-Term Ratings

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: (i) leading market positions in well-established industries, (ii) high rates of return on funds employed, (iii) conservative capitalization structure with moderate reliance on debt and ample asset protection, (iv) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (v) well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Moody’s Short-Term Muni Bonds and Notes

Short-term municipal bonds and notes are rated by Moody’s. The ratings reflect the liquidity concerns and market access risks unique to notes.

Moody’s MIG 1/VMIG 1 indicates the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

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Moody’s MIG 2/VMIG 2 indicates high quality. Margins of protection are ample although not so large as in the preceding group.

Moody’s MIG 3/VMIG 3 indicates favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Moody’s MIG 4/VMIG 4 indicates adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

Fitch’s Short-Term Ratings

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer’s obligations in a timely manner.

Fitch short-term ratings are as follows:

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S: Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D: Default. Issues assigned this rating are in actual or imminent payment default.

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Appendix B

STATE TAX-EXEMPT FUNDS

STATE RISK FACTORS

The State Tax-Exempt Funds invest primarily in the municipal securities issued by a single state and political sub-divisions that state. Each Fund will be particularly affected by political and economic conditions and developments in the state in which it invests. This vulnerability to factors affecting the state’s tax- exempt investments will be significantly greater than that of more geographically diversified funds, which may result in greater losses and volatility. Because of the relatively small number of issuers of tax-exempt securities, the Fund may invest a higher percentage of assets in a single issuer and, therefore, be more exposed to the risk of loss by investing in a few issuers than a fund that invests more broadly. At times, the Fund and other accounts managed by the investment manager may own all or most of the debt of a particular issuer. This concentration of ownership may make it more difficult to sell, or to determine the fair value of, these investments. In addition, a Fund may concentrate in a segment of the tax-exempt debt market, such as revenue bonds for health care facilities, housing or airports. These investments may cause the value of a fund’s shares to change more than the values of funds’ shares that invest in more diversified investments. The yields on the securities in which the Fund invests generally are dependent on a variety of factors, including the financial condition of the issuer or other obligor, the revenue source from which the debt service is payable, general economic and monetary conditions, conditions in the relevant market, the size of a particular issue, the maturity of the obligation, and the rating of the issue. In addition to such factors, geographically concentrated securities will experience particular sensitivity to local conditions, including political and economic changes, adverse conditions to an industry significant to the area, and other developments within a particular locality. Because many tax-exempt bonds may be revenue or general obligations of local governments or authorities, ratings on tax-exempt bonds may be different from the ratings given to the general obligation bonds of a particular state.

Certain events may adversely affect all investments within a particular market segment of the market. Examples include litigation, legislation or court decisions, concerns about pending or contemplated litigation, legislation or court decisions, or lower demand for the services or products provided by a particular market segment. Investing mostly in state-specific tax-exempt investments makes the Fund more vulnerable to that state’s economy and to factors affecting tax-exempt issuers in that state than would be true for more geographically diversified funds. These risks include, among others:

•	the inability or perceived inability of a government authority to collect sufficient tax or other revenues to meet its payment obligations;

•	natural disasters and ecological or environmental concerns;

•	the introduction of constitutional or statutory limits on a tax-exempt issuer’s ability to raise revenues or increase taxes;

•	the inability of an issuer to pay interest on or repay principal or securities in which the funds invest during recessionary periods; and

•	economic or demographic factors that may cause a decrease in tax or other revenues for a government authority or for private operators of publicly financed facilities.

More information about state specific risks may be available from official state resources.

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Appendix C

Proxy Voting Policy

Proxy Voting Guidelines

As Amended and Restated – Effective January 24, 2011

Set forth on the following pages are guidelines adopted and used by the Funds listed on the cover page of the Statement of Additional Information to which these Guidelines are appended. These Funds are governed by the same Board of Trustees (the “Board”, “We”, “Us” or “Our”) and guide the Board in voting proxies on behalf of the Funds (the “Guidelines”). The Guidelines are organized by issue and present certain factors that may be considered in making proxy voting determinations. The Board may, in exercising its fiduciary discretion, determine to vote any proxy in a manner contrary to these Guidelines.

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Directors, Boards, Committees

Elect Directors

In a routine election of directors, the Board generally votes FOR the slate nominated by the nominating committee of independent directors, who are in the best position to know what qualifications are needed for each director to contribute to an effective board. The Board generally will WITHHOLD support from a nominee who fails to meet one or more of the following criteria:

Independence – A nominee who is deemed an affiliate of the company by virtue of a material business, familial or other relationship with the company but is otherwise not an employee.

Attendance – A nominee who failed to attend at least 75% of the board’s meetings.

Over Boarding – A nominee who serves on more than four other public company boards or an employee director nominee who serves on more than two other public company boards.

Committee Membership – A nominee who has been assigned to the audit, compensation, nominating, or governance committee if that nominee is not independent of management, or if the nominee does not meet the specific independence and experience requirements for audit committees or the independence requirements for compensation committees.

Audit Committee Chair – A nominee who serves as audit committee chair where the committee failed to put forth shareholder proposals for ratification of auditors.

Board Independence – A nominee of a company whose board as proposed to be constituted would have more than one-third of its members from management.

Interlocking Directorship – A nominee who is an executive officer of another company on whose board one of the company’s executive officers sits.

Poor Governance – A nominee involved with options backdating, financial restatements or material weakness in controls, approving egregious compensation, or who has consistently disregarded the interests of shareholders.

The Board will vote on a CASE-BY-CASE basis on any director nominee who meets the aforementioned criteria but whose candidacy has otherwise been identified by the third party research provider as needing further consideration for any reason not identified above.

In the case of contested elections, the Board will vote on a CASE-BY-CASE basis, taking into consideration the above criteria and other factors such as the background of the proxy contest, the performance of the company, current board and management, and qualifications of nominees on both slates.

Shareholder Nominations for Director

The Board will vote on a CASE-BY-CASE basis for shareholder-nominated candidates for director, taking into account various factors including, but not limited to: company performance, the circumstances compelling the nomination by the shareholder, composition of the incumbent board, and the criteria listed above the Board uses to evaluate nominees.

Shareholder Nominations for Director – Special Criteria

The Board generally votes in accordance with recommendations made by its third party research provider, which are typically based on the view that board nominating committees are responsible for establishing and implementing policies regarding the composition of the board and are therefore in the best position to make determinations with respect to special nominating criteria.

Director Independence and Committees

The Board generally will vote FOR proposals that require all members of a board’s key committees (audit, compensation, nominating or governance) be independent from management.

Independent Board Chair / Lead Director

The Board generally will vote FOR proposals supporting an independent board chair or lead director and FOR the separation of the board chair and CEO roles, as independent board leaders foster the effectiveness of the independent directors and ensure appropriate oversight of management.

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Removal of Directors

The Board generally will vote FOR proposals that amend governing documents to grant or restore shareholder ability to remove directors with cause, and AGAINST proposals that provide directors may be removed only by supermajority vote. The Board will vote on a CASE-BY-CASE basis on proposals calling for removal of specific directors.

Board Vacancies

The Board generally votes in accordance with recommendations made by its third party research provider in the case of vacancies filled by continuing directors, taking into account factors including whether the proposal is in connection with a proxy contest or takeover situation.

Cumulative Voting

In the absence of proxy access rights or majority voting, the Board generally will vote FOR the restoration or provision for cumulative voting and AGAINST its elimination.

Majority Voting

The Board generally will vote FOR amendments to governing documents that provide that nominees standing for election to the board must receive a majority of votes cast in order to be elected to the board.

Number of Directors

The Board generally will vote FOR amendments to governing documents that provide directors the authority to adjust the size of the board to adapt to needs that may arise.

Term Limits

The Board generally will vote AGAINST proposals seeking to establish a limit on director terms or mandatory retirement.

General Corporate Governance

Right to Call a Special Meeting

The Board generally votes in accordance with recommendations made by its third party research provider, which typically recommends votes FOR adoption, considering factors such as proposed ownership threshold, company size, and shareholder ownership, but will not support proposals allowing for investors with less than 10% ownership to call a special meeting.

Eliminate or Restrict Right to Call Special Meeting

The Board will generally vote AGAINST proposals to eliminate the right of shareholders to call special meetings.

Lead Independent Director Right to Call Special Meeting

The Board will generally vote FOR governance document amendments or other proposals which give the lead independent director the authority to call special meetings of the independent directors at any time.

Adjourn Meeting

The Board will vote on a CASE-BY-CASE basis on adjournment proposals and generally in the same direction as the primary proposal (i.e., if supporting the primary proposal, favor adjournment; if not supporting the primary proposal, oppose adjournment).

Other Business

The Board generally will vote AGAINST proposals seeking to give management the authority to conduct or vote on other business at shareholder meetings on the grounds that shareholders not present at the meeting would be unfairly excluded from such deliberations.

Eliminate or Restrict Action by Written Consent

The Board will generally vote AGAINST proposals to eliminate the right of shareholders to act by written consent since it may be appropriate to take such action in some instances.

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Vote Unmarked Proxies

The Board generally will vote FOR proposals prohibiting voting of unmarked proxies in favor of management.

Proxy Contest Advance Notice

The Board generally will vote AGAINST proposals to amend governing documents that require advance notice for shareholder proposals or director nominees beyond notice that allows for sufficient time for company response, SEC review, and analysis by other shareholders.

Minimum Stock Ownership

The Board will vote on a CASE-BY-CASE basis on proposals regarding minimum stock ownership levels.

Director and Officer Indemnification

The Board will generally vote FOR the provision of a maximum dollar amount that can be obtained through the course of legal action from a director or officer who acts in good faith and does not benefit from a transaction.

Confidential Voting

The Board generally will vote FOR actions that ensure all proxies, ballots, and voting tabulations which identify shareholders be kept confidential, except where disclosure is mandated by law. The Board supports the proposal to minimize pressure on shareholders, particularly employee shareholders.

Miscellaneous Governing Document Amendments

The Board generally will vote FOR bylaw or charter changes that are of a housekeeping nature (e.g., updates or corrections).

Change Company Name

The Board will generally vote FOR routine business matters such as changing the company’s name.

Approve Minutes

The Board will generally vote FOR routine procedural matters such as approving the minutes of a prior meeting.

Change Date/Time/Location of Annual Meeting

The Board will vote in accordance with the recommendation of the third-party research provider on proposals to change the date, time or location of the company’s annual meeting of shareholders.

Approve Annual, Financial and Statutory Reports

The Board generally will vote FOR proposals to approve the annual reports and accounts, financial and statutory reports, provided companies required to comply with U.S. securities laws have included the certifications required by the Sarbanes Oxley Act of 2002.

Compensation

Approve or Amend Omnibus Equity Compensation Plan

The Board generally votes in accordance with recommendations made by its third party research provider, which typically recommends votes FOR adoption or amendments to omnibus (general) equity compensation plans for employees or non-employee directors if they are reasonable and consistent with industry and country standards, and AGAINST compensation plans that substantially dilute ownership interest in a company, provide participants with excessive awards, or have objectionable structural features.

Approve or Amend Stock Option Plan

The Board generally votes in accordance with recommendations made by its third party research provider, which are typically based on factors including cost, size, and pattern of grants in comparison to peer groups, history of repricing, and grants to senior executives and non-employee directors.

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Approve or Amend Employee Stock Purchase Plan

The Board generally votes in accordance with recommendations made by its third party research provider, which are typically based on factors including the plan’s cost to shareholders, whether those costs are in line with the company’s peer’s plans, and whether the plan requires shareholder approval within five years.

Approve or Amend Performance-Based 162(m) Compensation Plan

The Board generally votes in accordance with recommendations made by its third party research provider, which are typically based on factors that consider the goal of the plan and in particular the linkage between potential payments to senior executives and the attainment of preset performance-based metrics.

Approve or Amend Restricted Stock Plan

The Board generally votes in accordance with recommendations made by its third party research provider, which considers such factors as the balance of all equity grants and awards, the term and other restrictions in place for restricted stock.

Stock Option Repricing or Exchanges

The Board generally votes in accordance with recommendations made by its third party research provider on matters relating to the repricing of stock options, which are typically based on factors such as whether the amending terms lead to a reduction in shareholder rights, allow the plan to be amended without shareholder approval, or change the terms to the detriment of employee incentives such as excluding a certain class or group of employees. The Board generally will vote FOR proposals to put stock option repricings to a shareholder vote.

Performance-Based Stock Options

The Board will vote on a CASE-BY-CASE basis regarding proposals urging that stock options be performance-based rather than tied to the vagaries of the stock market.

Ban Future Stock Option Grants

The Board generally will vote AGAINST proposals seeking to ban or eliminate stock options in equity compensation plans as such an action would preclude the company from offering a balanced compensation program.

Require Stock Retention Period

The Board generally will vote FOR proposals requiring senior executives to hold stock obtained by way of a stock option plan for a minimum of three years.

Require Approval of Extraordinary Benefits

The Board generally will vote FOR proposals specifying that companies disclose any extraordinary benefits paid or payable to current or retired senior executives and generally will vote AGAINST proposals requiring shareholder approval of any such extraordinary benefits.

Pay for Performance

The Board will vote on a CASE-BY-CASE basis regarding proposals seeking to align executive compensation with shareholders’ interests.

Say on Pay

The Board generally votes in accordance with recommendations made by its third party research provider on these proposals, taking into consideration the nature of the proposal, whether the proposal seeks any change in compensation policy, and an analysis of the Compensation Discussion and Analysis disclosure and pay for performance practices of the company.

Executive Severance Agreements

The Board generally votes in accordance with recommendations made by its third party research provider on these proposals regarding approval of specific executive severance arrangements in the event of change in control of a company or due to other circumstances.

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Approve or Amend Deferred Compensation Plans for Directors

The Board generally will vote FOR approval or amendments to deferred compensation plans for non-employee directors, so that they may defer compensation earned until retirement.

Set Director Compensation

The Board generally will vote AGAINST proposals that seek to limit director compensation or mandate that compensation be paid solely in shares of stock.

Director Retirement Plans

The Board will generally vote AGAINST the adoption or amendment of director retirement plans on the basis that directors should be appropriately compensated while serving and should not view service on a board as a long-term continuing relationship with a company.

Business Entity and Capitalization

Common or Preferred Stock – Increase in Authorized Shares or Classes

The Board will vote on a CASE-BY-CASE basis regarding proposals to increase authorized shares of common stock or to add a class of common stock, taking into consideration the company’s capital goals that may include stock splits, stock dividends, or financing for acquisitions or general operations. With respect to proposals seeking to increase authorized shares of preferred stock, to add a class of preferred stock, to authorize the directors to set the terms of the preferred stock or to amend the number of votes per share of preferred stock, The Board will vote on a CASE-BY-CASE basis on the grounds that such actions may be connected to a shareholder rights’ plan that the Board also will consider on a CASE-BY-CASE basis.

Common or Preferred Stock – Decrease in Authorized Shares or Classes

The Board generally will vote FOR proposals seeking to decrease authorized shares of common or preferred stock or the elimination of a class of common or preferred stock.

Common Stock – Change in Par Value

The Board generally will vote FOR proposals to change the par value of the common stock, provided that the changes do not cause a diminution in shareholder rights.

Authorize Share Repurchase Program

The Board generally will vote FOR proposals to institute or renew open market share repurchase plans in which all shareholders may participate on equal terms.

Stock Splits

The Board generally will vote FOR stock split proposals on the grounds that they intended to encourage stock ownership of a company.

Private Placements, Conversion of Securities, Issuance of Warrants or Convertible Debentures

The Board will generally vote FOR the issuance of shares for private placements, the conversion of securities from one class to another, and the issuance of warrants or convertible debentures on the grounds that such issuances may be necessary and beneficial for the financial health of the company and may be a low cost source of equity capital. The Board will generally vote AGAINST any such issuance or related action if the proposal would in any way result in new equity holders having superior voting rights, would result in warrants or debentures, when exercised, holding in excess of 20 percent of the currently outstanding voting rights, or if the proposal would in any way diminish the rights of existing shareholders.

Issuance of Equity or Equity-Linked Securities without Subscription Rights (Preemptive Rights)

The Board generally will vote FOR proposals that seek shareholder approval of the issuance of equity, convertible bonds or other equity-linked debt instruments, or to issue shares to satisfy the exercise of such securities that are free of subscription (preemptive) rights on the grounds that companies must retain the ability to issue such securities for purposes of raising capital. The Board generally will vote AGAINST any proposal where dilution exceeds 20 percent of the company’s outstanding capital.

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Recapitalization

The Board generally will vote FOR recapitalization plans that combine two or more classes of stock into one class, or that authorize the company to issue new common or preferred stock for such plans. The Board generally will vote AGAINST recapitalization plans that would result in the diminution of rights for existing shareholders.

Merger Agreement

The Board will vote on a CASE-BY-CASE basis on proposals seeking approval of a merger or merger agreement and all proposals related to such primary proposals, taking into consideration the particular facts and circumstances of the proposed merger and its potential benefits to existing shareholders.

Going Private

The Board will vote on a CASE-BY-CASE basis on proposals that allow listed companies to de-list and terminate registration of their common stock, taking into consideration the cash-out value to shareholders, and weighing the value in continuing as a publicly traded entity.

Reincorporation

The Board will vote on a CASE-BY-CASE basis on reincorporation proposals, taking into consideration whether financial benefits (e.g., reduced fees or taxes) likely to accrue to the company as a result of a reincorporation or other change of domicile outweigh any accompanying material diminution of shareholder rights. The Board will generally vote AGAINST the proposal unless the long-term business reasons for doing so are valid. The Board will generally vote FOR proposals to consider reincorporating in the United States if a company left the country for the purpose of avoiding taxes.

Bundled Proposals

The Board generally votes in accordance with recommendations made by its third party research provider on “bundled” or otherwise conditioned proposals, which are determined depending on the overall economic effects to shareholders.

Defense Mechanisms

Shareholder Rights’ Plan (Poison Pill)

The Board will vote on a CASE-BY-CASE basis regarding management proposals seeking ratification of a shareholder rights’ plan, including a net operating loss (NOL) shareholder rights’ plan, or stockholder proposals seeking modification or elimination of any existing shareholder rights’ plan.

Supermajority Voting

The Board generally will vote FOR the elimination or material diminution of provisions in company governing documents that require the affirmative vote of a supermajority of shareholders for approval of certain actions, and generally will vote AGAINST the adoption of any supermajority voting clause.

Control Share Acquisition Provisions

The Board generally will vote FOR proposals to opt out of control share acquisition statutes and will generally vote AGAINST proposals seeking approval of control share acquisition provisions in company governing documents on the grounds that such provisions may harm long-term share value by effectively entrenching management. The ability to buy shares should not be constrained by requirements to secure approval of the purchase from other shareholders.

Anti-Greenmail

The Board generally will vote FOR proposals to adopt anti-greenmail governing document amendments or to otherwise restrict a company’s ability to make greenmail payments.

Classification of Board of Directors

The Board generally will vote FOR proposals to declassify a board and AGAINST proposals to classify a board, absent special circumstances that would indicate that shareholder interests are better served by voting to the contrary.

Statement of Additional Information – October 1, 2012	C-7

Auditors

Ratify or Appoint Auditors

The Board generally votes in accordance with recommendations made by its third party research provider, which typically recommends votes FOR ratification or appointment except in situations where there are questions about the relative qualification of the auditors, conflicts of interest, auditor involvement in significant financial restatements, option backdating, material weaknesses in controls, attempts to limit auditor liability or situations where independence has been compromised.

Prohibit or Limit Auditor’s Non-Audit Services

The Board generally votes in accordance with recommendations made by its third party research provider, which typically recommends votes AGAINST these proposals since it may be necessary or appropriate for auditors to provide a service related to the business of a company and that service will not compromise the auditors’ independence. In addition, Sarbanes-Oxley legislation spells out the types of services that need pre-approval or would compromise independence.

Indemnification of External Auditor

The Board will generally vote AGAINST proposals to indemnify external auditors on the grounds that indemnification agreements may limit pursuit of legitimate legal recourse against the audit firm.

Indemnification of Internal Auditor

The Board will generally vote FOR the indemnification of internal auditors, unless the costs associated with the approval are not disclosed.

Social and Environmental

Disclose Social Agenda

The Board generally will ABSTAIN from voting on proposals that seek disclosure, often in the form of a report, on items such as military contracts or sales, environmental or conservation initiatives, business relationships with foreign countries, or animal welfare for the following reasons: a) our clients are likely to have different views of what is a socially responsible policy, b) whether social responsibility issues other than those mandated by law should be the subject of corporate policy, or c) because the impact of such disclosure on share value can rarely be anticipated with any degree of confidence.

Socially Responsible Investing

The Board generally will ABSTAIN from voting on proposals that seek to have a company take a position on social or environmental issues, for the reasons cited under ‘Disclose Social Agenda’ above.

Prohibit or Disclose Contributions and Lobbying Expenses

The Board generally votes in accordance with recommendations made by its third party research provider, which typically considers the proposal in the context of the company’s current disclosures, Federal and state laws, and whether the proposal is in shareholders’ best interests.

Disclose Prior Government Service

The Board generally will ABSTAIN from voting on proposals seeking the company to furnish a list of high-ranking employees who served in any governmental capacity over the last five years.

Change in Operations or Products Manufactured or Sold

The Board generally will ABSTAIN from voting on proposals seeking to change the way a company operates (e.g., protect human rights, sexual orientation, stop selling tobacco products, move manufacturing operations to another country, etc.) .

Executive Compensation Report

The Board generally will vote AGAINST proposals seeking companies to issue a report on linkages between executive compensation and financial, environmental and social performance on the grounds that executive compensation is a business matter for the company’s board to consider.

Statement of Additional Information – October 1, 2012	C-8

Pay Equity

The Board will generally vote AGAINST proposals seeking a cap on the total pay and other compensation of its executive officers to no more than a specified multiple of the pay of the average employee of the company.

Foreign Issues

Foreign Issues- Directors, Boards, Committees

Approve Discharge of Management (Supervisory) Board

The Board generally votes in accordance with recommendations made by its third party research provider, which typically recommends votes FOR approval of the board, based on factors including whether there is an unresolved investigation or whether the board has participated in wrongdoing. This is a standard request in Germany and discharge is generally granted unless a shareholder states a specific reason for withholding discharge and intends to take legal action.

Announce Vacancies on Management (Supervisory) Board

The Board generally will vote FOR proposals requesting shareholder approval to announce vacancies on the board, as is required under Dutch law.

Approve Director Fees

The Board generally votes in accordance with recommendations made by its third party research provider on proposals seeking approval of director fees.

Foreign Issues- General Corporate Governance

Digitalization of Certificates

The Board generally will vote FOR proposals seeking shareholder approval to amend a company’s articles of incorporation to eliminate references to share certificates and beneficial owners, and to make other related changes to bring the articles in line with recent regulatory changes for Japanese companies.

Authorize Filing of Required Documents and Other Formalities

The Board generally will vote FOR proposals requesting shareholders authorize the holder of a copy of the minutes of the general assembly to accomplish any formalities required by law, as is required in France.

Propose Publications Media

The Board generally will vote FOR proposals requesting shareholders approve the designation of a newspaper as the medium to publish the company’s meeting notice, as is common in Chile and other countries.

Clarify Articles of Association or Incorporation

The Board generally will vote FOR proposals seeking shareholder approval of routine housekeeping of the company’s articles, including clarifying items and deleting obsolete items.

Update Articles of Association or Incorporation with Proxy Results

The Board generally will vote FOR proposals requesting shareholders approve changes to the company’s articles of association or incorporation to reflect the results of a proxy vote by shareholders, which is a routine proposal in certain country’s proxies.

Conform Articles of Association or Incorporation to Law or Stock Exchange

The Board generally will vote FOR proposals requesting shareholder approval to amend the articles of association or incorporation to conform to new requirements in local or national law or rules established by a stock exchange on which its stock is listed.

Statement of Additional Information – October 1, 2012	C-9

Authorize Board to Ratify and Execute Approved Resolutions

The Board generally will vote FOR proposals requesting shareholder approval to authorize the board to ratify and execute any resolutions approved at the meeting.

Prepare and Approve List of Shareholders

The Board generally votes FOR proposals requesting shareholder approval for the preparation and approval of the list of shareholders entitled to vote at the meeting, which is a routine formality in European countries.

Authorize Company to Engage in Transactions with Related Parties

The Board generally will vote FOR proposals requesting shareholder approval for the company, its subsidiaries, and target associated companies to enter into certain transactions with persons who are considered “interested parties” as defined in Chapter 9A of the Listing Manual of the Stock Exchange of Singapore (SES), as the SES related-party transaction rules are fairly comprehensive and provide shareholders with substantial protection against insider trading abuses.

Amend Articles to Lower Quorum Requirement for Special Business

The Board generally will vote on a CASE-BY-CASE basis on proposals seeking to amend the articles to lower the quorum requirement to one-third for special business resolutions at a shareholder meeting, which is common when certain material transactions such as mergers or acquisitions are to be considered by shareholders.

Change Date/Location of Annual Meeting

The Board will vote in accordance with the recommendation of the third-party research provider on proposals to change the date, time or location of the company’s annual meeting of shareholders.

Elect Chairman of the Meeting

The Board generally will vote FOR proposals requesting shareholder approval to elect the chairman of the meeting, which is a routine meeting formality in certain European countries.

Authorize New Product Lines

The Board generally will vote FOR proposals requesting shareholder approval to amend the company’s articles to allow the company to expand into new lines of business.

Approve Financial Statements, Directors’ Reports and Auditors’ Reports

The Board generally will vote FOR proposals that request shareholder approval of the financial statements, directors’ reports, and auditors’ reports.

Foreign Issues- Compensation

Approve Retirement Bonuses for Directors/Statutory Auditors

The Board generally will ABSTAIN from voting on proposals requesting shareholder approval for the payment of retirement bonuses to retiring directors and/or statutory auditors, which is a standard request in Japan, because information to justify the proposal is typically insufficient.

Approve Payment to Deceased Director’s/Statutory Auditor’s Family

The Board generally will ABSTAIN from voting on proposals requesting shareholder approval for the payment of a retirement bonus to the family of a deceased director or statutory auditor, which is a standard request in Japan, because information to justify the proposal is typically insufficient.

Foreign Issues- Business Entity, Capitalization

Set or Approve the Dividend

The Board generally will vote FOR proposals requesting shareholders approve the dividend rate set by management.

Statement of Additional Information – October 1, 2012	C-10

Approve Allocation of Income and Dividends

The Board generally will vote FOR proposals requesting shareholders approve a board’s allocation of income for the current fiscal year, as well as the dividend rate.

Approve Scrip (Stock) Dividend Alternative

The Board generally will vote FOR proposals requesting shareholders authorize dividend payments in the form of either cash or shares at the discretion of each shareholder, provided the options are financially equal. The Board generally will vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Authorize Issuance of Equity or Equity-Linked Securities

The Board generally will vote FOR proposals requesting shareholder approval to permit the board to authorize the company to issue convertible bonds or other equity-linked debt instruments or to issue shares to satisfy the exercise of such securities.

Authorize Issuance of Bonds

The Board generally will vote FOR proposals requesting shareholder approval granting the authority to the board to issue bonds or subordinated bonds.

Authorize Capitalization of Reserves for Bonus Issue or Increase in Par Value

The Board generally will vote FOR proposals requesting shareholder approval to increase authorized stock by capitalizing various reserves or retained earnings, which allows shareholders to receive either new shares or a boost in the par value of their shares at no cost.

Increase Issued Capital for Rights Issue

The Board generally will vote FOR proposals requesting shareholder approval to increase to issued capital in order to offer a rights issue to current registered shareholders, which provides shareholders the option of purchasing additional shares of the company’s stock, often at a discount to market value, and the company will use the proceeds from the issue to provide additional financing.

Board Authority to Repurchase Shares

The Board generally will vote FOR proposals requesting that a board be given the authority to repurchase shares of the company on the open market, with such authority continuing until the next annual meeting.

Authorize Reissuance of Repurchased Shares

The Board generally will vote FOR proposals requesting shareholder approval to reissue shares of the company’s stock that had been repurchased by the company at an earlier date.

Approve Payment of Corporate Income Tax

The Board generally will vote FOR proposals seeking approval for the use by a company of its reserves in order to pay corporate taxes, which is common practice in Europe.

Cancel Pre-Approved Capital Issuance Authority

The Board generally will vote FOR proposals requesting shareholders cancel a previously approved authority to issue capital, which may be necessary in Denmark as companies there do not have authorized but unissued capital that they may issue as needed like their counterparts in other countries.

Allotment of Unissued Shares

The Board generally will vote FOR proposals requesting that shareholders give the board the authority to allot or issue unissued shares.

Statement of Additional Information – October 1, 2012	C-11

Authority to Allot Shares for Cash

The Board generally will vote FOR proposals requesting that shareholders give the board the ability to allot a set number of authorized but unissued shares for the purpose of employee share schemes and to allot equity securities for cash to persons other than existing shareholders up to a limited aggregate nominal amount (a percentage of the issued share capital of the company).

Foreign Issues- Defense Mechanisms

Authorize Board to Use All Outstanding Capital

The Board will vote on a CASE-BY-CASE basis on proposals requesting shareholders authorize the board, for one year, to use all outstanding capital authorizations in the event that a hostile public tender or exchange offer is made for the company, which is a common anti-takeover measure in France similar to the way U.S. companies use preferred stock.

Foreign Issues- Auditors

Approve Special Auditors’ Report

The Board generally will vote FOR proposals that present shareholders of French companies, as required by French law, with a special auditor’s report that confirms the presence or absence of any outstanding related party transactions. At a minimum, such transactions (with directors or similar parties) must be previously authorized by the board. This part of the French commercial code provides shareholders with a mechanism to ensure an annual review of any outstanding related party transactions.

Appoint Statutory Auditor

The Board generally will vote FOR proposals requesting shareholder approval to appoint the internal statutory auditor, designated as independent internal auditor as required by the revised Japanese Commercial Code.

Foreign Issues- Social and Environmental

Authorize Company to Make EU Political Organization Donations

The Board generally will ABSTAIN from voting on proposals that seek authorization for the company to make EU political organization donations and to incur EU political expenditures.

Statement of Additional Information – October 1, 2012	C-12

Appendix D

Class A – Calculation of the Sales Charge

Sales charges are determined as shown in the following table. The table is organized by investment category. You can find your fund’s investment category in Table 1.

			Sales charge(a) as a percentage of:
Fund category	Total market value		Public offering price(b)	Net amount invested
Equity, Flexible, Fund-of-funds – equity, Columbia Absolute Return Emerging Markets Macro and Columbia Absolute Return Enhanced Multi-Strategy	$0 – $49,999		5.75%	6.10%
	$50,000 – $99,999		4.50%	4.71%
	$100,000 – $249,999		3.50%	3.63%
	$250,000 – $499,999		2.50%	2.56%
	$500,000 – $999,999		2.00%	2.04%
	$1,000,000 or more	(c),(d)	0.00%	0.00%
	$0 – $49,999		4.75%	4.99%
	$50,000 – $99,999		4.25%	4.44%
Fund-of-funds – fixed income, State tax-exempt fixed income, Taxable fixed income, Tax-exempt fixed income	$100,000 – $249,999		3.50%	3.63%
	$250,000 – $499,999		2.50%	2.56%
	$500,000 – $999,999		2.00%	2.04%
	$1,000,000 or more	(c),(d)	0.00%	0.00%
For Columbia Absolute Return Currency and Income, Columbia Absolute Return Multi-Strategy, Columbia Floating Rate, Columbia Inflation Protected Securities, Columbia Limited Duration Credit	$0 – $99,999		3.00%	3.09%
	$100,000 – $249,999		2.50%	2.56%
	$250,000 – $499,999		2.00%	2.04%
	$500,000 – $999,999		1.50%	1.52%
	$1,000,000 or more	(c),(d)	0.00%	0.00%

(a)	Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.

(b)	Purchase price includes the sales charge.

(c)	Although there is no sales charge for purchases with a total market value of $1 million or more, and therefore no re-allowance, the distributor may pay a selling and/or servicing agent the following out of its own resources: 1.00% on purchases from $1 million up to but not including $3 million; 0.50% on purchases of $3 million up to but not including $50 million; and 0.25% on amounts of $50 million or more. The distributor may be reimbursed if a CDSC is deducted when the shares are redeemed.

(d)	For eligible employee benefit plans, selling and/or servicing agents are eligible to receive from the distributor the following sales commissions on purchases that are coded as commission eligible trades: 1.00% on all purchases up to but not including $3 million, including those in amounts of less than $1 million; up to 0.50% on all purchases of $3 million up to but not including $50 million; and up to 0.25% on all purchases of $50 million or more.

For additional information about choosing a share class, see Appendix S.

Statement of Additional Information – October 1, 2012	D-1

Appendix E

Legacy Columbia Funds

Legacy Columbia funds are funds that were branded Columbia or Columbia Acorn prior to Sept. 27, 2010.

Columbiasm Acorn® Fund

Columbia Acorn Emerging Markets Fund

Columbia Acorn European Fund

Columbia Acorn International

Columbia Acorn International Select

Columbia Acorn Select

Columbia Acorn USA

Columbia Balanced Fund

Columbia Bond Fund

Columbia California Intermediate Municipal Bond Fund

Columbia California Tax-Exempt Fund

Columbia Connecticut Intermediate Municipal Bond Fund

Columbia Connecticut Tax-Exempt Fund

Columbia Contrarian Core Fund

Columbia Convertible Securities Fund

Columbia Corporate Income Fund (formerly known as Columbia Income Fund)

Columbia Dividend Income Fund

Columbia Emerging Markets Fund

Columbia Energy and Natural Resources Fund

Columbia Georgia Intermediate Municipal Bond Fund

Columbia Global Value Fund

Columbia Greater China Fund

Columbia High Yield Municipal Fund

Columbia High Yield Opportunity Fund

Columbia Intermediate Bond Fund

Columbia Intermediate Municipal Bond Fund

Columbia International Bond Fund

Columbia International Value Fund

Columbia Large Cap Core Fund

Columbia Large Cap Enhanced Core Fund

Columbia Large Cap Growth Fund

Columbia Large Cap Index Fund

Columbia Large Cap Value Fund

Columbia LifeGoal® Balanced Growth Portfolio

Columbia LifeGoal® Growth Portfolio

Columbia LifeGoal® Income and Growth Portfolio

Columbia LifeGoal® Income Portfolio

Columbia Marsico 21st Century Fund

Columbia Marsico Focused Equities Fund

Columbia Marsico Global Fund

Columbia Marsico Growth Fund

Columbia Marsico International Opportunities Fund

Columbia Maryland Intermediate Municipal Bond Fund

Columbia Massachusetts Intermediate Municipal Bond Fund

Columbia Massachusetts Tax-Exempt Fund

Columbia Masters International Equity Portfolio

Columbia Mid Cap Growth Fund

Columbia Mid Cap Index Fund

Columbia Mid Cap Value Fund

Columbia Multi-Advisor International Equity Fund

Columbia New Jersey Intermediate Municipal Bond Fund

Columbia New York Intermediate Municipal Bond Fund

Columbia New York Tax-Exempt Fund

Columbia North Carolina Intermediate Municipal Bond Fund

Columbia Oregon Intermediate Municipal Bond Fund

Columbia Overseas Value Fund

Columbia Pacific/Asia Fund

Columbia Real Estate Equity Fund

Columbia Rhode Island Intermediate Municipal Bond Fund

Columbia Select Large Cap Growth Fund

Columbia Select Small Cap Fund

Columbia Short Term Bond Fund

Columbia Short Term Municipal Bond Fund

Columbia Small Cap Core Fund

Columbia Small Cap Growth Fund I

Columbia Small Cap Growth Fund II

Columbia Small Cap Index Fund

Columbia Small Cap Value Fund I

Columbia Small Cap Value Fund II

Columbia South Carolina Intermediate Municipal Bond Fund

Columbia Strategic Income Fund

Columbia Strategic Investor Fund

Columbia Tax-Exempt Fund

Columbia Technology Fund

Columbiasm Thermostat Fund®

Columbia U.S. Treasury Index Fund

Columbia Value and Restructuring Fund

Columbia Virginia Intermediate Municipal Bond Fund

Columbia World Equity Fund

Statement of Additional Information – October 1, 2012	E-1

Appendix F

Legacy RiverSource Funds

Legacy RiverSource funds include RiverSource, Seligman and Threadneedle funds, funds renamed effective Sept. 27, 2010 to bear the Columbia brand, and certain other funds. Prior fund names are noted in parenthesis.

Columbia 120/20 Contrarian Equity Fund (formerly known as RiverSource 120/20 Contrarian Equity Fund)

Columbia Absolute Return Currency and Income Fund (formerly known as RiverSource Absolute Return Currency and Income Fund)

Columbia AMT-Free Tax-Exempt Bond Fund (formerly known as RiverSource Tax-Exempt Bond Fund)

Columbia Asia Pacific ex-Japan Fund (formerly known as Threadneedle Asia Pacific Fund)

Columbia Diversified Bond Fund (formerly known as RiverSource Diversified Bond Fund)

Columbia Diversified Equity Income Fund (formerly known as RiverSource Diversified Equity Income Fund)

Columbia Dividend Opportunity Fund (formerly known as RiverSource Dividend Opportunity Fund)

Columbia Emerging Markets Bond Fund (formerly known as RiverSource Emerging Markets Bond Fund)

Columbia Emerging Markets Opportunity Fund (formerly known as Threadneedle Emerging Markets Fund)

Columbia Equity Value Fund (formerly known as RiverSource Equity Value Fund)

Columbia European Equity Fund (formerly known as Threadneedle European Equity Fund)

Columbia Floating Rate Fund (formerly known as RiverSource Floating Rate Fund)

Columbia Frontier Fund, Inc. (formerly known as Seligman Frontier Fund, Inc.)

Columbia Global Bond Fund (formerly known as RiverSource Global Bond Fund)

Columbia Global Equity Fund (formerly known as Threadneedle Global Equity Fund)

Columbia Global Extended Alpha Fund (RiverSource Global Extended Alpha Fund)

Columbia Government Money Market Fund, Inc. (formerly known as RiverSource Government Money Market Fund, Inc.)

Columbia High Yield Bond Fund (formerly known as RiverSource High Yield Bond Fund)

Columbia Income Builder Fund (formerly known as RiverSource Income Builder Basic Income Fund)

Columbia Income Opportunities Fund (formerly known as RiverSource Income Opportunities Fund)

Columbia Inflation Protected Securities Fund (formerly known as RiverSource Inflation Protected Securities Fund)

Columbia Large Core Quantitative Fund (formerly known as RiverSource Disciplined Equity Fund)

Columbia Large Growth Quantitative Fund (formerly known as RiverSource Disciplined Large Cap Growth Fund)

Columbia Large Value Quantitative Fund (formerly known as RiverSource Disciplined Large Cap Value Fund)

Columbia Limited Duration Credit Fund (formerly known as RiverSource Limited Duration Bond Fund)

Columbia Marsico Flexible Capital Fund

Columbia Mid Cap Growth Opportunity Fund (formerly known as RiverSource Mid Cap Growth Fund)

Columbia Mid Cap Value Opportunity Fund (formerly known as RiverSource Mid Cap Value Fund)

Columbia Minnesota Tax-Exempt Fund (formerly known as RiverSource Minnesota Tax-Exempt Fund)

Columbia Money Market Fund (formerly known as RiverSource Cash Management Fund)

Columbia Multi-Advisor International Value Fund (formerly known as RiverSource Partners International Select Value Fund)

Columbia Multi-Advisor Small Cap Value Fund (formerly known as RiverSource Partners Small Cap Value Fund)

Columbia Portfolio Builder Aggressive Fund (formerly known as RiverSource Portfolio Builder Aggressive Fund)

Columbia Portfolio Builder Conservative Fund (formerly known as RiverSource Portfolio Builder Conservative Fund)

Columbia Portfolio Builder Moderate Aggressive Fund (formerly known as RiverSource Portfolio Builder Moderate Aggressive Fund)

Columbia Portfolio Builder Moderate Conservative Fund (formerly known as RiverSource Portfolio Builder Moderate Conservative Fund)

Columbia Portfolio Builder Moderate Fund (formerly known as RiverSource Portfolio Builder Moderate Fund)

Columbia Recovery and Infrastructure Fund (formerly known as RiverSource Recovery and Infrastructure Fund)

Columbia Retirement Plus 2010 Fund (formerly known as RiverSource Retirement Plus 2010 Fund)

Columbia Retirement Plus 2015 Fund (formerly known as RiverSource Retirement Plus 2015 Fund)

Columbia Retirement Plus 2020 Fund (formerly known as RiverSource Retirement Plus 2020 Fund)

Columbia Retirement Plus 2025 Fund (formerly known as RiverSource Retirement Plus 2025 Fund)

Columbia Retirement Plus 2030 Fund (formerly known as RiverSource Retirement Plus 2030 Fund)

Columbia Retirement Plus 2035 Fund (formerly known as RiverSource Retirement Plus 2035 Fund)

Columbia Retirement Plus 2040 Fund (formerly known as RiverSource Retirement Plus 2040 Fund)

Columbia Retirement Plus 2045 Fund (formerly known as RiverSource Retirement Plus 2045 Fund)

Columbia Select Large-Cap Value Fund (formerly known as Seligman Large-Cap Value Fund)

Statement of Additional Information – October 1, 2012	F-1

Columbia Select Smaller-Cap Value Fund (formerly known as Seligman Smaller-Cap Value Fund)

Columbia Seligman Communications and Information Fund, Inc. (formerly known as Seligman Communications and Information Fund, Inc.)

Columbia Seligman Global Technology Fund (formerly known as Seligman Global Technology Fund)

Columbia Short-Term Cash Fund (formerly known as RiverSource Short-Term Cash Fund)

Columbia Strategic Allocation Fund (formerly known as RiverSource Strategic Allocation Fund)

Columbia U.S. Government Mortgage Fund (formerly known as RiverSource U.S. Government Mortgage Fund)

Statement of Additional Information – October 1, 2012	F-2

Appendix S

MORE INFORMATION ABOUT CHOOSING A SHARE CLASS

Changes to Share Class Names

Effective October 25, 2012, Class R4 shares were renamed Class K shares. Effective October 31, 2012, Class R3 shares were renamed Class R4 shares. Prior to September 3, 2010, Class R shares of Legacy RiverSource Funds were known as Class R2 shares.

Sales Charge Waivers

Front-End Sales Charge Waivers

The following categories of investors may buy Class A, Class E and Class T shares of the funds at net asset value, without payment of any front-end sales charge that would otherwise apply:

•	Current or retired fund Board members, officers or employees of the funds or Columbia Management or its affiliates[1];

•	Current or retired Ameriprise Financial Services, Inc. financial advisors and employees of such financial advisors[1];

•	Registered representatives and other employees of affiliated or unaffiliated selling agents having a selling agreement with the Distributor[1];

•	Registered broker-dealer firms that have entered into a dealer agreement with the Distributor may buy Class A shares without paying a front-end sales charge for their investment account only;

•	Portfolio managers employed by subadvisers of the funds[1];

•	Partners and employees of outside legal counsel to the funds or the funds’ directors or trustees who regularly provide advice and services to the funds, or to their directors or trustees; and

•	Direct rollovers from qualified employee benefit plans, provided that the rollover involves a transfer to Class A shares in the same fund.

•	Employees of Bank of America, its affiliates and subsidiaries.

•	Employees or partners of Columbia Wanger Asset Management, LLC and Marsico Capital Management, LLC (or their successors).

•

Individuals receiving a distribution from a Bank of America trust, fiduciary, custodial or other similar account may use the proceeds of that distribution to buy Class A shares without paying a front-end sales charge, as long as the proceeds are invested in the funds within 90 days of the date of distribution.

•

Any shareholder who owned shares of any fund of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000 (when all of the then outstanding shares of Columbia Acorn Trust were re-designated Class Z shares) and who since that time has remained a shareholder of any fund, may buy Class A shares of any fund without paying a front-end sales charge in those cases where a Columbia Fund Class Z share is not available.

•

Galaxy fund shareholders prior to December 1, 1995; and shareholders who (i) bought Galaxy fund Prime A shares without paying a front-end sales charge and received Class A shares in exchange for those shares during the Galaxy/Liberty fund reorganization; and (ii) continue to maintain the account in which the Prime A shares were originally bought.

•

(For Class T shares only) Shareholders who (i) bought Galaxy fund Retail A shares at net asset value and received Class T shares in exchange for those shares during the Galaxy/Liberty fund reorganization; and (ii) continue to maintain the account in which the Retail A shares were originally bought; and Boston 1784 fund shareholders on the date that those funds were reorganized into Galaxy funds.

•	Separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11);

•	At the fund’s discretion, front-end sales charges may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the fund is a party.

•

In connection with purchases of Class A shares in accounts of selling agents that have entered into agreements with the distributor to offer fund shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to customers.

Statement of Additional Information – October 1, 2012	S-1

Purchases of Class A, Class E and Class T shares may be made at net asset value if they are made as follows:

•	With dividend or capital gain distributions from a fund or from the same class of another fund;

•

Through or under a wrap fee product or other investment product sponsored by a selling agent that charges an account management fee or other managed agency/asset allocation accounts or programs involving fee-based compensation arrangements that have or that clear trades through a selling agent that has a selling agreement with the Distributor;

•	Through state sponsored college savings plans established under Section 529 of the Internal Revenue Code; or

•	Through banks, trust companies and thrift institutions, acting as fiduciaries;

•

Through “employee benefit plans” created under section 401(a), 401(k), 457 and 403(b), and qualified deferred compensation plans, that have a plan level or omnibus account maintained with the fund or the Transfer Agent and transacts directly with the fund or the Transfer Agent through a third party administrator or third party recordkeeper; and

[1]	Including their spouses or domestic partners, children or step-children, parents, step-parents or legal guardians, and their spouse’s or domestic partner’s parents, step-parents, or legal guardians.

Investors can also buy Class A shares without paying a sales charge if the purchase is made from the proceeds of a sale from any Columbia Fund Class A, B, C or T shares of another fund in the Columbia Funds Complex (other than Columbia Money Market Fund or Columbia Government Money Market Fund) within 90 days, up to the amount of the sales proceeds. In addition, shareholders of the money market fund series of BofA Funds Series Trust, which were formerly referred to as the Columbia Money Market Funds (the Former Columbia Money Market Funds), can also buy Class A shares of the Columbia Funds without paying a sales charge if the purchase is made from the proceeds of a sale of shares from a Former Columbia Money Market Fund within 90 days, up to the amount of the sales proceeds, provided that the proceeds are from the sale of shares of a Former Columbia Money Market Fund purchased on or before April 30, 2010. To be eligible for these reinstatement privileges the purchase must be made into an account for the same owner, but does not need to be into the same fund from which the shares were sold. The Transfer Agent, Distributor or their agents must receive a written reinstatement request within 90 days after the shares are sold and the purchase of Class A shares through this reinstatement privilege will be made at the NAV of such shares next calculated after the request is received in good order.

Restrictions may apply to certain accounts and certain transactions. The funds may change or cancel these terms at any time. Any change or cancellation applies only to future purchases. Unless you provide your financial advisor with information in writing about all of the factors that may count toward a waiver of the sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible. You should request that your financial advisor provide this information to the funds when placing your purchase order. For more information about the sales charge reductions and waivers described here, as well as additional categories of eligible investors, please see the applicable prospectus.

Contingent Deferred Sales Charge Waivers (Class A, Class B, Class C and Class T Shares)

Shareholders won’t pay a CDSC on redemption of Class A, Class C and Class T shares:

•	In the event of the shareholder’s death;

•	For which no sales commission or transaction fee was paid to an authorized selling agent at the time of purchase;

•	Purchased through reinvestment of dividend and capital gain distributions;

•	In an account that has been closed because it falls below the minimum account balance;

•	That result from required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70 1/2;

•

That result from returns of excess contributions made to retirement plans or individual retirement accounts, so long as the selling agent returns the applicable portion of any commission paid by the Distributor;

•	Of Class A shares of a fund initially purchased by an employee benefit plan;

•	Other than Class A shares of a fund initially purchased by an employee benefit plan that are not connected with a plan level termination;

•	In connection with the fund’s Small Account Policy (as described in the applicable prospectus); and

•	At a fund’s discretion, issued in connection with plans of reorganization, including but not limited to mergers, asset acquisitions and exchange offers, to which the fund is a party.

Statement of Additional Information – October 1, 2012	S-2

Shareholders won’t pay a CDSC on redemption of Class B shares:

•	In the event of the shareholder’s death; and

•	That result from required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70 1/2.

•	At a fund’s discretion, issued in connection with plans of reorganization, including but not limited to mergers, asset acquisitions and exchange offers, to which the fund is a party.

Below are additional categories of CDSC waivers:

•

For shares purchased prior to September 7, 2010, CDSCs may be waived on sales after the sole shareholder on an individual account or a joint tenant on a joint tenant account becomes disabled (as defined by Section 72(m)(7) of the Code). To be eligible for such a waiver: (i) the disability must arise after the account is opened and (ii) a letter from a physician must be signed under penalty of perjury stating the nature of the disability. If the account is transferred to a new registration and then shares are sold, the applicable CDSC will be charged.*

•

For shares purchased prior to September 7, 2010, CDSCs may be waived on shares sold by health savings accounts sponsored by third party platforms, including those sponsored by Bank of America affiliates.*

•

For shares purchased prior to September 7, 2010, CDSCs may be waived on (i) shares sold for medical payments that exceed 7.5% of income and (ii) distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least twelve weeks.*

•

For shares purchased prior to September 7, 2010, CDSCs may be waived on sales occurring pursuant to a SWP established with the Transfer Agent, to the extent that the sales do not exceed, on an annual basis, 12% of the account’s value as long as distributions are reinvested. Otherwise, a CDSC will be charged on SWP sales until this requirement is met.

•

CDSCs may be waived on shares (except for Class B shares) sold by certain group retirement plans held in omnibus accounts. However, CDSC may not be waived for Class C shares if the waiver would occur as a result of a plan-level termination.

•

CDSCs may be waived on shares sold in connection with distributions from qualified retirement plans, government (Section 457) plans, individual retirement accounts or custodial accounts under Section 403(b)(7) of the Code, following normal retirement or the attainment of age 59 1/2 for shares purchased prior to September 7, 2010.**

•

For Class B shares, and for Class A and Class C shares purchased prior to September 7, 2010, CDSCs may be waived on shares sold in connection with loans from qualified retirement plans to shareholders.*

*	Fund investors and selling agents must inform the fund or the Transfer Agent in writing that the fund investor qualifies for the particular sales charge waiver and provide proof thereof.

**	For direct trades on non-prototype retirement accounts where the date of birth of the fund shareholder is not maintained, the shareholder or selling agent must inform the fund or the Transfer Agent in writing that the fund investor qualifies for the particular sales charge waiver and provide proof thereof.

Restrictions may apply to certain accounts and certain transactions. The Distributor may, in its sole discretion, authorize the waiver of the CDSC for additional classes of investors. The fund may change or cancel these terms at any time. Any change or cancellation applies only to future purchases. For more information about the sales charge reductions and waivers described here, as well as additional categories of eligible redemptions, please see the prospectuses.

Minimum Initial Investment in Class Z Shares

Class Z shares are available only to certain eligible investors, which are subject to different minimum initial investment requirements described in the prospectuses, as supplemented. In addition to the categories of Class Z investors described in the prospectuses, as supplemented, the minimum initial investment in Class Z shares is as follows:

There is no minimum initial investment in Class Z shares for any health savings account sponsored by a third party platform, including those sponsored by affiliates of Bank of America.

The minimum initial investment in Class Z shares for the following eligible investors is $1,000:

•

Any persons employed as of April 30, 2010 by the Legacy Columbia Funds’ former investment manager, distributor or transfer agent and immediate family members of any of the foregoing who share the same address and any employee of the Investment Manager, Distributor or Transfer Agent and immediate family members of any of the

Statement of Additional Information – October 1, 2012	S-3

foregoing who share the same address and are eligible to make new and subsequent purchases in Class Z shares through an individual retirement account. If you maintain your account with a financial intermediary, you must contact that financial intermediary each time you seek to purchase shares to notify them that you qualify for Class Z shares.

The minimum initial investment in Class Z shares for the following categories of eligible investors is $2,000:

•

Any client of Bank of America or one of its subsidiaries buying shares through an asset management company, trust, fiduciary, retirement plan administration or similar arrangement with Bank of America or the subsidiary.

•	Any employee (or family member of an employee) of Bank of America or one of its subsidiaries.

•	Any investor buying shares through a Columbia Management state tuition plan organized under Section 529 of the Internal Revenue Code.

•	Any trustee or director (or family member of a trustee or director) of a fund distributed by the Distributor.

•

Any persons employed as of April 30, 2010 by the Legacy Columbia Funds’ former investment manager, distributor or transfer agent and immediate family members of any of the foregoing who share the same address and any employee of the Investment Manager, Distributor or Transfer Agent and immediate family members of any of the foregoing who share the same address and are eligible to make new and subsequent purchases in Class Z shares through a non-retirement account. If you maintain your account with a financial intermediary, you must contact that financial intermediary each time you seek to purchase shares to notify them that you qualify for Class Z shares.

Class B Shares – Conversion to Class A Shares

Class B shares purchased in a Legacy Columbia Fund at any time and Legacy RiverSource Fund (including former Seligman Fund) on or after June 13, 2009 automatically convert to Class A shares after you’ve owned the shares for eight years, except for Class B shares of Columbia Short Term Municipal Bond Fund, which do not convert to Class A shares. Class B shares originally purchased in a Legacy RiverSource Fund (other than a former Seligman Fund) on or prior to June 12, 2009 will convert to Class A shares after eight and one half years of ownership. Class B shares originally purchased in a former Seligman Fund on or prior to June 12, 2009 will convert to Class A shares in the month prior to the ninth year of ownership. The conversion feature allows you to benefit from the lower operating costs of Class A shares, which can help increase your total returns from an investment in the fund.

The following rules apply to the conversion of Class B shares to Class A shares:

•

Class B shares are converted on or about the 15th day of the month that they become eligible for conversion. For purposes of determining the month when your Class B shares are eligible for conversion, the start of the holding period is the first day of the month in which your purchase was made.

•	Any shares you received from reinvested distributions on these shares generally will convert to Class A shares at the same time.

•

You’ll receive the same dollar value of Class A shares as the Class B shares that were converted. Class B shares that you received from an exchange of Class B shares of another fund will convert based on the day you bought the original shares.

•	No sales charge or other charges apply, and conversions are free from U.S. federal income tax.

Fund Reorganizations

Class A shares may be issued without any initial sales charge in connection with the acquisition of cash and securities owned by other investment companies. Any CDSC will be waived in connection with the redemption of shares of the fund if the fund is combined with another fund or in connection with a similar reorganization transaction.

Rejection of Business

Each fund and the distributor of the funds reserve the right to reject any business, in their sole discretion.

S-6500 DN (10/12)

Statement of Additional Information – October 1, 2012	S-4

Appendix B – Statement of Additional Information of Columbia Overseas Value Fund

B-1

Columbia Management®

COLUMBIA FUNDS SERIES TRUST STATEMENT OF ADDITIONAL INFORMATION August 1, 2012

Fund
Columbia California Intermediate Municipal Bond Fund
Class A: NACMX	Class B: CCIBX	Class C: CCICX	Class Z: NCMAX
Columbia Convertible Securities Fund
Class A: PACIX	Class B: NCVBX	Class C: PHIKX	Class I: CCSIX
Class R: CVBRX	Class W: CVBWX	Class Z: NCIAX
Columbia Georgia Intermediate Municipal Bond Fund
Class A: NGIMX	Class B: NGITX	Class C: NGINX	Class Z: NGAMX
Columbia International Value Fund
Class A: NIVLX	Class B: NBIVX	Class C: NVICX	Class I: CVLIX
Class R: CIVRX	Class Z: EMIEX
Columbia Large Cap Core Fund
Class A: NSGAX	Class B: NSIBX	Class C: NSGCX	Class I: CLPIX
Class W: CLCWX	Class Z: NSEPX
Columbia Large Cap Enhanced Core Fund
Class A: NMIAX	Class I: CCEIX	Class R: CCERX	Class Y: CECYX
Class Z: NMIMX
Columbia Large Cap Index Fund
Class A: NEIAX	Class B: CLIBX	Class I: CCXIX	Class Z: NINDX
Columbia Large Cap Value Fund
Class A: NVLEX	Class B: NVLNX	Class C: NVALX	Class I: CLRIX
Class R: CVURX	Class W: CLVWX	Class Y: CLCYX	Class Z: NVLUX
Columbia LifeGoal® Balanced Growth Portfolio
Class A: NBIAX	Class B: NLBBX	Class C: NBICX	Class R: CLBRX
Class T: CGGTX	Class Z: NBGPX
Columbia LifeGoal® Growth Portfolio
Class A: NLGIX	Class B: NLGBX	Class C: NLGCX	Class R: CLGRX
Class R4: CGRUX	Class Z: NGPAX
Columbia LifeGoal® Income and Growth Portfolio
Class A: NLGAX	Class B: NLIBX	Class C: NIICX	Class R: CLIRX
Class Z: NIPAX
Columbia LifeGoal® Income Portfolio
Class A: NLFAX	Class B: NLOBX	Class C: NLFCX	Class Z: CLGZX
Columbia Marsico 21st Century Fund
Class A: NMTAX	Class B: NMTBX	Class C: NMYCX	Class R: CMTRX
Class Z: NMYAX
Columbia Marsico Focused Equities Fund
Class A: NFEAX	Class B: NFEBX	Class C: NFECX	Class I: CMRIX
Class Z: NFEPX
Columbia Marsico Global Fund
Class A: COGAX	Class C: COGCX	Class R: COGRX	Class Z: COGZX
Columbia Marsico Growth Fund
Class A: NMGIX	Class B: NGIBX	Class C: NMICX	Class I: CMWIX
Class R: CMWRX	Class W: CMSWX	Class Z: NGIPX

C-6518 L (8/12)

Fund
Columbia Marsico International Opportunities Fund
Class A: MAIOX	Class B: MBIOX	Class C: MCIOX	Class I: CMOIX
Class R: CMORX	Class Z: NMOAX
Columbia Maryland Intermediate Municipal Bond Fund
Class A: NMDMX	Class B: NMITX	Class C: NMINX	Class Z: NMDBX
Columbia Masters International Equity Portfolio
Class A: CMTAX	Class B: CMTBX	Class C: CMTCX	Class R: CMERX
Class Z: CMTZX
Columbia Mid Cap Index Fund
Class A: NTIAX	Class I: CIDIX	Class Z: NMPAX
Columbia Mid Cap Value Fund
Class A: CMUAX	Class B: CMUBX	Class C: CMUCX	Class I: CMVUX
Class R: CMVRX	Class R4: CMUFX	Class W: CMUWX	Class Y: CMVYX
Class Z: NAMAX
Columbia Multi-Advisor International Equity Fund
Class A: NIIAX	Class B: NIENX	Class C: NITRX	Class I: CUAIX
Class R: CIERX	Class R4: CMEFX	Class W: CMAWX	Class Y: CMIYX
Class Z: NIEQX
Columbia North Carolina Intermediate Municipal Bond Fund
Class A: NNCIX	Class B: NNITX	Class C: NNINX	Class Z: NNIBX
Columbia Overseas Value Fund
Class A*: —	Class C*: —	Class I: COVIX	Class R*: —
Class W: COVWX	Class Z: COSZX
Columbia Short Term Bond Fund
Class A: NSTRX	Class B: NSTFX	Class C: NSTIX	Class I: CTMIX
Class R: CSBRX	Class R4: CBRFX	Class W: CSBWX	Class Y: CSBYX
Class Z: NSTMX
Columbia Short Term Municipal Bond Fund
Class A: NSMMX	Class B: NSMNX	Class C: NSMUX	Class Z: NSMIX
Columbia Small Cap Growth Fund II
Class A: NSCGX	Class B: NCPBX	Class C: NCPCX	Class I: CSCGX
Class Z: PSCPX
Columbia Small Cap Index Fund
Class A: NMSAX	Class B: CIDBX	Class I: CSIIX	Class R4: CIDUX
Class Z: NMSCX
Columbia Small Cap Value Fund II
Class A: COVAX	Class B: COVBX	Class C: COVCX	Class I: CSLIX
Class R: CCTRX	Class Z: NSVAX
Columbia South Carolina Intermediate Municipal Bond Fund
Class A: NSCIX	Class B: NISCX	Class C: NSICX	Class Z: NSCMX
Columbia Virginia Intermediate Municipal Bond Fund
Class A: NVAFX	Class B: NVANX	Class C: NVRCX	Class Z: NVABX
Corporate Bond Portfolio
Shares: NCOBX
Mortgage- and Asset-Backed Portfolio
Shares: NMTGX

This Statement of Additional Information (SAI) is not a prospectus, is not a substitute for reading any prospectus and is intended to be read in conjunction with a Fund’s current prospectus. Share classes marked with an “*” have not yet commenced operations as of the date of this SAI. The most recent annual report for each Fund, which includes the Fund’s audited financial statements for its most recent fiscal period, is incorporated by reference into this SAI.

Copies of the Funds’ current prospectuses and annual and semi-annual reports may be obtained without charge by writing Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081, by calling Columbia Funds at 800.345.6611 or by visiting the Columbia Funds’ website at www.columbiamanagement.com.

SAI PRIMER

The SAI is a part of the Funds’ registration statement that is filed with the SEC. The registration statement includes the Funds’ prospectuses, the SAI and certain exhibits. The SAI, and any supplements to it, can be found online at www.columbiamanagement.com, or by accessing the SEC’s website at www.sec.gov.

For purposes of any electronic version of this SAI, all references to websites, or universal resource locators (URLs), are intended to be inactive and are not meant to incorporate the contents of any website into this SAI.

The SAI generally provides additional information about the Funds that is not required to be in the Funds’ prospectuses. The SAI expands discussions of certain matters described in the Funds’ prospectuses and provides certain additional information about the Funds that may be of interest to some investors. Among other things, the SAI provides information about:

•	the organization of the Trust;

•	the Funds’ investments;

•	the Funds’ investment adviser, investment subadviser(s) (if any) and other service providers, including roles and relationships of Ameriprise Financial and its affiliates, and conflicts of interest;

•	the governance of the Funds;

•	the Funds’ brokerage practices;

•	the share classes offered by the Funds;

•	the purchase, redemption and pricing of Fund shares; and

•	the application of U.S. federal income tax laws.

Investors may find this information important and helpful. If you have any questions about the Funds, please call Columbia Funds at 800.345.6611 or contact your financial advisor.

Before reading the SAI, you should consult the Glossary below, which defines certain of the terms used in the SAI.

Glossary

1933 Act	Securities Act of 1933, as amended

1934 Act	Securities Exchange Act of 1934, as amended

1940 Act	Investment Company Act of 1940, as amended

Administrative Services Agreement	The administrative services agreement, as amended, between the Trust, on behalf of the Funds, and the Administrator

Administrator	Columbia Management Investment Advisers, LLC

Ameriprise Financial	Ameriprise Financial, Inc.

BANA	Bank of America, National Association

Bank of America	Bank of America Corporation

BFDS/DST	Boston Financial Data Services, Inc./DST Systems, Inc.

Board	The Trust’s Board of Trustees

Brandes	Brandes Investment Partners, L.P.

1

CA Intermediate Municipal Bond Fund	Columbia California Intermediate Municipal Bond Fund

CMOs	Collateralized mortgage obligations

Code	Internal Revenue Code of 1986, as amended

Codes of Ethics	The codes of ethics adopted by the Board pursuant to Rule 17j-1 under the 1940 Act

Columbia Funds Complex	The mutual fund complex that is comprised of the open-end investment management companies advised by the Investment Manager or its affiliates and principally underwritten by Columbia Management Investment Distributors, Inc.,

Columbia Funds or Columbia Funds Family	The funds within the Columbia Funds Complex

Convertible Securities Fund	Columbia Convertible Securities Fund

Custodian	JPMorgan Chase Bank, N.A.

Distribution Agreement	The distribution agreement between the Trust, on behalf of the Funds, and the Distributor

Distribution Plan(s)	One or more of the plans adopted by the Board pursuant to Rule 12b-1 under the 1940 Act for the distribution of the Funds’ shares

Distributor	Columbia Management Investment Distributors, Inc.

FDIC	Federal Deposit Insurance Corporation

Feeder Fund(s)	One or more of the series of CFST that invests all of its assets in a corresponding Master Portfolio that is a series of Columbia Funds Master Investment Trust, LLC (CMIT)

FHLMC	The Federal Home Loan Mortgage Corporation

Fitch	Fitch, Inc.

FNMA	Federal National Mortgage Association

The Fund(s) or a Fund	One or more of the open-end management investment companies listed on the front cover of this SAI that are series of the Trust.

GA Intermediate Municipal Bond Fund	Columbia Georgia Intermediate Municipal Bond Fund

GNMA	Government National Mortgage Association

Independent Trustees	The Trustees of the Board who are not “interested persons” (as defined in the 1940 Act) of the Funds

Interested Trustees	The Trustees of the Board who are currently treated as “interested persons” (as defined in the 1940 Act) of the Funds

International Value Fund	Columbia International Value Fund

Investment Management Services Agreement	The investment management services agreement, as amended, between the Trust, on behalf of the Funds, and the Investment Manager

Investment Manager or Adviser	Columbia Management Investment Advisers, LLC

2

Investment Sub-Advisory Agreement	The investment subadvisory agreement among the Trust on behalf of the Fund(s), the Investment Manager and a Fund’s investment subadviser(s), as the context may require

IRS	United States Internal Revenue Service

JPMorgan	JPMorgan Chase Bank, N.A.

Large Cap Core Fund	Columbia Large Cap Core Fund

Large Cap Enhanced Core Fund	Columbia Large Cap Enhanced Core Fund

Large Cap Index Fund	Columbia Large Cap Index Fund

Large Cap Value Fund	Columbia Large Cap Value Fund

Legacy Columbia Funds	The funds within the Columbia Funds Complex that used the Columbia brand prior to September 27, 2010, as listed on Appendix E hereto

Legacy RiverSource Funds or RiverSource Funds	The funds within the Columbia Funds Complex that historically bore the RiverSource, Seligman and Threadneedle brands, including those renamed to bear the “Columbia” brand effective September 27, 2010, as well as certain other funds, as listed on Appendix F hereto.

LifeGoal® Balanced Growth Portfolio	Columbia LifeGoal® Balanced Growth Portfolio

LifeGoal® Growth Portfolio	Columbia LifeGoal® Growth Portfolio

LifeGoal® Income and Growth Portfolio	Columbia LifeGoal® Income and Growth Portfolio

LifeGoal® Income Portfolio	Columbia LifeGoal® Income Portfolio

LifeGoal® Portfolios	Each of LifeGoal® Balanced Growth Portfolio, LifeGoal® Growth Portfolio, LifeGoal® Income and Growth Portfolio and LifeGoal® Income Portfolio

LIBOR	London Interbank Offered Rate

Marsico	Marsico Capital Management, LLC

Marsico 21st Century Fund	Columbia Marsico 21st Century Fund

Marsico Focused Equities Fund	Columbia Marsico Focused Equities Fund

Marsico Global Fund	Columbia Marsico Global Fund

Marsico Growth Fund	Columbia Marsico Growth Fund

Marsico International Opportunities Fund	Columbia Marsico International Opportunities Fund

MD Intermediate Municipal Bond Fund	Columbia Maryland Intermediate Municipal Bond Fund

Masters International Equity Portfolio	Columbia Masters International Equity Portfolio

Mid Cap Index Fund	Columbia Mid Cap Index Fund

Mid Cap Value Fund	Columbia Mid Cap Value Fund

Moody’s	Moody’s Investors Service, Inc.

3

Multi-Advisor International Equity Fund	Columbia Multi-Advisor International Equity Fund

NASDAQ	National Association of Securities Dealers Automated Quotations system

NC Intermediate Municipal Bond Fund	Columbia North Carolina Intermediate Municipal Bond Fund

NRSRO	Nationally recognized statistical ratings organization (such as Moody’s, Fitch or S&P)

NSCC	National Securities Clearing Corporation

NYSE	New York Stock Exchange

Overseas Value Fund	Columbia Overseas Value Fund

The Portfolio(s) or a Portfolio	One or more of the open-end management investment companies listed on the front cover of this SAI that are series of the Trust

Previous Administrator	Columbia Management Advisors, LLC

Previous Adviser	Columbia Management Advisors, LLC

Previous Distributor	Columbia Management Distributors, Inc.

Previous Transfer Agent	Columbia Management Services, Inc.

REIT	Real estate investment trust

REMIC	Real estate mortgage investment conduit

RIC	A “regulated investment company,” as such term is used in the Internal Revenue Code of 1986, as amended

S&P	Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s” and “S&P” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Investment Manager. The Columbia Funds are not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Columbia Funds).

SAI	This Statement of Additional Information

SEC	United States Securities and Exchange Commission

Selling Agent(s)	One or more of the financial intermediaries that are authorized to sell shares of the Funds, which include banks, broker-dealers and financial advisors as well as firms that employ such broker-dealers and financial advisors, including, for example, brokerage firms, banks, investment advisors, third party administrators and other financial intermediaries, including Ameriprise Financial and its affiliates.

Short Term Bond Fund	Columbia Short Term Bond Fund

Short Term Municipal Bond Fund	Columbia Short Term Municipal Bond Fund

Small Cap Growth Fund II	Columbia Small Cap Growth Fund II

Small Cap Index Fund	Columbia Small Cap Index Fund

Small Cap Value Fund II	Columbia Small Cap Value Fund II

4

SC Intermediate Municipal Bond Fund	Columbia South Carolina Intermediate Municipal Bond Fund

State Street	State Street Bank and Trust Company

Threadneedle	Threadneedle International Limited

Transfer Agency Agreement	The transfer agency and dividend disbursing agent agreement between the Trust, on behalf of the Funds, and Columbia Management Investment Services Corp.

Transfer Agent	Columbia Management Investment Services Corp.

The Trust	Columbia Funds Series Trust, the registered investment company in the Columbia Funds Family to which this SAI relates

Trustee(s)	One or more of the Board’s Trustees

VA Intermediate Municipal Bond Fund	Columbia Virginia Intermediate Municipal Bond Fund

5

ABOUT THE TRUST

The Trust is a registered investment company under the 1940 Act within the Columbia Funds Family. Columbia Funds currently include more than 100 mutual funds in major asset classes.

The Trust was organized as a Delaware business trust, a form of entity now known as a statutory trust, on October 22, 1999. On September 26, 2005, the Trust changed its name from Nations Funds Trust to Columbia Funds Series Trust.

Funds with a fiscal year end of January 31

On September 26, 2005, the names of certain of the Funds were changed as follows: Nations LifeGoal® Growth Portfolio to Columbia LifeGoal® Growth Portfolio, Nations LifeGoal® Balanced Growth Portfolio to Columbia LifeGoal® Balanced Growth Portfolio, Nations LifeGoal® Income and Growth Portfolio to Columbia LifeGoal® Income and Growth Portfolio and Nations LifeGoal® Income Portfolio to Columbia LifeGoal® Income Portfolio.

Each of the LifeGoal® Portfolios is a “fund of funds” that invests its assets in a mix of underlying funds using an asset allocation approach.

Masters International Equity Portfolio is a “fund of funds” that invests its assets in a mix of underlying funds using an asset allocation approach.

Each of the Funds represents a separate series of the Trust and is an open-end diversified management investment company. Prior to January 31, 2012, each of the Funds had a fiscal year end of March 31. For more information on the classes of shares offered by the Funds, see Capital Stock and Other Securities.

Funds with a fiscal year end of February 28

On or about September 26, 2005, the names of certain of the Funds were changed as follows: Nations Convertible Securities Fund to Columbia Convertible Securities Fund, Nations Value Fund to Columbia Large Cap Value Fund, Nations Marsico 21st Century Fund to Columbia Marsico 21st Century Fund, Nations MidCap Value Fund to Columbia Mid Cap Value Fund, Nations SmallCap Value Fund to Columbia Small Cap Value Fund II, Nations Strategic Growth Fund to Columbia Large Cap Core Fund, Nations Marsico Focused Equities Fund to Columbia Marsico Focused Equities Fund, Nations Marsico Growth Fund to Columbia Marsico Growth Fund, Nations Small Company Fund to Columbia Small Cap Growth Fund II, Nations Marsico International Opportunities Fund to Columbia Marsico International Opportunities Fund, Nations International Equity Fund to Columbia Multi-Advisor International Equity Fund, Nations International Value Fund to Columbia International Value Fund, Nations LargeCap Index Fund to Columbia Large Cap Index Fund, Nations MidCap Index Fund to Columbia Mid Cap Index Fund, Nations SmallCap Index Fund to Columbia Small Cap Index Fund and Nations LargeCap Enhanced Core Fund to Columbia Large Cap Enhanced Core Fund.

On February 28, 2008, each of Large Cap Core Fund, Marsico Focused Equities Fund and Small Cap Growth Fund II converted from a feeder fund in a master/feeder structure to a stand-alone fund. On November 10, 2008, Marsico Growth Fund converted from a feeder fund in a master/feeder structure to a stand-alone fund.

Prior to August 2006, Convertible Securities Fund, Large Cap Value Fund, Marsico 21st Century Fund, Marsico International Opportunities Fund, Multi-Advisor International Equity Fund, Mid Cap Value Fund, Small Cap Value Fund II, Large Cap Index Fund, Mid Cap Index Fund, Small Cap Index Fund, Large Cap Enhanced Core Fund each had a fiscal year end of March 31.

6

Prior to October 2007, International Value Fund, Large Cap Core Fund, Marsico Focused Equities Fund, Marsico Growth Fund and Small Cap Growth Fund II each had a fiscal year end of March 31.

International Value Fund is a Feeder Fund that seeks to achieve its investment objective by investing substantially all of its assets in another mutual fund (the Master Portfolio) with the same investment objective, principal investment strategies and investment risks. The Master Portfolio is a separate series of Columbia Funds Master Investment Trust, LLC. As of March 29, 2007, Columbia Funds Master Investment Trust, LLC converted from a Delaware statutory trust to a Delaware limited liability company. Remember that the terms “Fund” and “Master Portfolio” are sometimes used interchangeably in this SAI.

Each of the Funds represents a separate series of the Trust and is an open-end management investment company. Each of the Funds is diversified, except Marsico Focused Equities Fund. Each of the Funds has a fiscal year end of February 28. For more information on the classes of shares offered by the Funds, see Capital Stock and Other Securities.

Fund with a fiscal year end of March 31

Short Term Bond Fund represents a separate series of the Trust and is an open-end diversified management investment company. On September 26, 2005, the name of the Fund was changed from Nations Short-Term Income Fund to Columbia Short Term Bond Fund.

For more information on the classes of shares offered by the Fund, see Capital Stock and Other Securities.

Funds with a fiscal year end of April 30

On September 26, 2005, the names of certain of the Funds were changed as follows: Nations California Intermediate Municipal Bond Fund to Columbia California Intermediate Municipal Bond Fund, Nations Georgia Intermediate Municipal Bond Fund to Columbia Georgia Intermediate Municipal Bond Fund, Nations Maryland Intermediate Municipal Bond Fund to Columbia Maryland Intermediate Municipal Bond Fund, Nations North Carolina Intermediate Municipal Bond Fund to Columbia North Carolina Intermediate Municipal Bond Fund, Nations South Carolina Intermediate Municipal Bond Fund to Columbia South Carolina Intermediate Municipal Bond Fund and Nations Virginia Intermediate Municipal Bond Fund to Columbia Virginia Intermediate Municipal Bond Fund and Nations Short-Term Municipal Income Fund to Columbia Short Term Municipal Bond Fund.

Each of the Funds represents a separate series of the Trust and, except for the Maryland Intermediate Municipal Bond Fund, is an open-end diversified management investment company. Prior to April 30, 2012, each of the Funds had a fiscal year end of March 31. For more information on the classes of shares offered by the Funds, see Capital Stock and Other Securities.

7

ABOUT THE FUNDS’ INVESTMENTS

The investment objectives, principal investment strategies (i.e., as used in this SAI and the corresponding prospectuses, a strategy which generally involves the ability to invest 10% or more of a Fund’s total assets) and related principal risks for each Fund are discussed in each Fund’s prospectuses.

Certain Investment Activity Limits

The overall investment and other activities of the Investment Manager and its affiliates may limit the investment opportunities for each Fund in certain markets where limitations are imposed by regulators upon the amount of investment by affiliated investors, in the aggregate or in individual issuers. From time to time, each Fund’s activities also may be restricted because of regulatory restrictions applicable to the Investment Manager and its affiliates and/or because of their internal policies. See Investment Advisory and Other Services – Other Roles and Relationships of Ameriprise Financial and its Affiliates – Certain Conflicts of Interest.

Fundamental and Non-Fundamental Investment Policies

The following discussion of “fundamental” and “non-fundamental” investment policies and limitations for each Fund supplements the discussion of investment policies in the Funds’ prospectuses. A fundamental policy may be changed only with Board and shareholder approval. A non-fundamental policy may be changed by the Board and does not require shareholder approval, but may require notice to shareholders in certain instances.

Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding an investment standard, compliance with such percentage limitation or standard will be determined solely at the time of the Fund’s acquisition of such security or asset. Borrowings and other instruments that may give rise to leverage and the restriction on investing in illiquid securities are monitored on an ongoing basis.

Fundamental Investment Policies

The 1940 Act provides that a “vote of a majority of the outstanding voting securities” means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of a Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The following fundamental investment policies cannot be changed without such a vote.

Overseas Value Fund may not, as a matter of fundamental policy:

1.	Underwrite any issue of securities issued by other persons within the meaning of the 1933 Act except when it might be deemed to be an underwriter either: (i) in connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer thereof in accordance with the Fund’s investment objective. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered investment companies;

2.	Purchase or sell real estate, except the Fund may: (i) purchase securities of issuers which deal or invest in real estate, (ii) purchase securities which are secured by real estate or interests in real estate and (iii) hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein;

3.	Purchase or sell commodities, except that the Fund may to the extent consistent with its investment objective: (i) invest in securities of companies that purchase or sell commodities or which invest in such programs, (ii) purchase and sell options, forward contracts, futures contracts, and options on futures contracts and (iii) enter into swap contracts and other financial transactions relating to commodities. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts;

8

4.	Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States or any of their agencies, instrumentalities or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief;

5.	Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief;

6.	Borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief; and

7.	Purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (i) up to 25% of its total assets may be invested without regard to these limitations and (ii) a Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief obtained by the Fund.

Each Fund other than Overseas Value Fund may not, as a matter of fundamental policy:

1.	Underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either: (i) in connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered management investment companies;

2.	Purchase or sell real estate, except the Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate;

3.	Purchase or sell commodities, except that the Fund may, to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts. This limitation does not apply to foreign currency transactions, including, without limitation, forward currency contracts;

4.	Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds;

5.	Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds;

6.	Borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds; and

7.	Except Marsico Focused Equities Fund and MD Intermediate Municipal Bond Fund, purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or

9

instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (i) up to 25% of its total assets may be invested without regard to these limitations; and (ii) a Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

As a matter of fundamental policy, under normal circumstances, CA Intermediate Municipal Bond Fund, GA Intermediate Municipal Bond Fund, MD Intermediate Municipal Bond Fund, NC Intermediate Municipal Bond Fund, SC Intermediate Municipal Bond Fund and VA Intermediate Municipal Bond Fund, each will invest at least 80% of its net assets in securities that pay interest exempt from federal income tax, other than the federal alternative minimum tax, and state individual income tax.

As a matter of fundamental policy, under normal circumstances, Short Term Municipal Bond Fund will invest at least 80% of its net assets in securities that pay interest exempt from federal income tax, other than the federal alternative minimum tax.

Non-Fundamental Investment Policies

Fund	May Not Invest more than 15% of its net assets in illiquid securities(a)	May sell securities short to the extent permitted by 1940 Act(b)	May purchase securities of other investment companies to the extent permitted by 1940 Act(c)	Provides 60 day notice in connection with Rule 35d-1 changes(d)
CA Intermediate Municipal Bond Fund	✓	✓	✓
Convertible Securities Fund	✓	✓	✓	✓
Corporate Bond Portfolio	✓	✓	✓	✓
GA Intermediate Municipal Bond Fund	✓	✓	✓
International Value Fund	✓	✓	✓	✓
Large Cap Core Fund	✓	✓	✓	✓
Large Cap Enhanced Core Fund	✓	✓	✓	✓
Large Cap Index Fund	✓	✓	✓	✓
Large Cap Value Fund	✓	✓	✓	✓
LifeGoal® Balanced Growth Portfolio	✓	✓	✓
LifeGoal® Growth Portfolio	✓	✓	✓
LifeGoal® Income and Growth Portfolio	✓	✓	✓
LifeGoal® Income Portfolio	✓	✓	✓
Marsico 21st Century Fund	✓	✓	✓	✓
Marsico Focused Equities Fund	✓	✓	✓	✓
Marsico Global Fund	✓	✓	✓	✓
Marsico Growth Fund	✓	✓	✓	✓
Marsico International Opportunities Fund	✓	✓	✓	✓
MD Intermediate Municipal Bond Fund	✓	✓	✓
Masters International Equity Portfolio	✓	✓	✓	✓
Mid Cap Index Fund	✓	✓	✓	✓
Mid Cap Value Fund	✓	✓	✓	✓
Mortgage- and Asset- Backed Portfolio	✓	✓	✓	✓
Multi-Advisor International Equity Fund	✓	✓	✓	✓
NC Intermediate Municipal Bond Fund	✓	✓	✓
Overseas Value Fund	✓	✓	✓
Short Term Bond Fund	✓	✓	✓	✓
Short Term Municipal Bond Fund	✓	✓	✓	✓

10

Fund	May Not Invest more than 15% of its net assets in illiquid securities(a)	May sell securities short to the extent permitted by 1940 Act(b)	May purchase securities of other investment companies to the extent permitted by 1940 Act(c)	Provides 60 day notice in connection with Rule 35d-1 changes(d)
Small Cap Growth Fund II	✓	✓	✓	✓
Small Cap Index Fund	✓	✓	✓	✓
Small Cap Value Fund II	✓	✓	✓	✓
SC Intermediate Municipal Bond Fund	✓	✓	✓
VA Intermediate Municipal Bond Fund	✓	✓	✓

[a]

Funds with a check mark in this column may not, as a matter of non-fundamental policy, invest more than 15% of their net assets in illiquid securities. “Illiquid Securities” is defined in accordance with the SEC staff’s current guidance and interpretations which provide that an illiquid security is a security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the fund has valued the security.

[b]

Funds with a check mark in this column may not, as a matter of non-fundamental policy, sell securities short, except as permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

[c]

Funds with a check mark in this column may not, as a matter of non-fundamental policy, purchase securities of other investment companies except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. If shares of one of these Funds are purchased by another fund in reliance on Section 12(d)(1)(G) of the 1940 Act, for so long as shares of the Fund are held by such fund, the Fund will not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

[d]

To the extent a Fund with a check mark in this column is subject to Rule 35d-1 under the 1940 Act (the Names Rule), and does not otherwise have a fundamental investment policy in place to comply with the Names Rule, such Fund has adopted the following non-fundamental policy: Shareholders will receive at least 60 days’ notice of any change to the Fund’s investment objective or principal investment strategies made in order to comply with the Names Rule. The notice will be provided in plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: “Important Notice Regarding Change in Investment Policy.” This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

Marsico Focused Equities Fund and MD Intermediate Municipal Bond Fund may not purchase securities of any one issuer (other than U.S. Government Obligations and securities of other investment companies) if, immediately after such purchase, more than 25% of the value of the Funds total assets would be invested in the securities of one issuer, and with respect to 50% of the Fund’s total assets, more than 5% of its assets would be invested in the securities of one issuer.

Exemptive Orders

In addition to the policies outlined above, the Columbia Funds Family has received the following exemptive orders from the SEC which enable the Fund to participate in certain transactions beyond the investment limitations described above or described in otherwise applicable restrictions:

1.	Pursuant to an exemptive order dated October 5, 1993, all current and future Funds advised by the Investment Manager may, subject to certain conditions, pool their uninvested cash balances in one or more joint accounts and use the daily balance of such accounts to enter into repurchase agreements, including the condition that such agreements have a maturity of not more than seven days.

11

2.	Pursuant to an exemptive order dated September 5, 2003, the Fund may, subject to certain conditions, borrow money from other Funds in the Columbia Funds Family for temporary emergency purposes in order to facilitate redemption requests, or for other purposes consistent with Fund investment policies and restrictions. All loans are set at an interest rate between the rates charged on overnight repurchase agreements and short-term bank loans.

3.	Pursuant to an exemptive order described under Investment Advisory and Other Services – The Investment Adviser and Investment Advisory Services – Manager of Managers Exemption, certain Funds may appoint unaffiliated subadvisers or modify subadvisory agreements with Board approval but without shareholder approval.

Permissible Investments and Related Risks

Each Fund’s prospectuses identify and summarize the individual types of securities in which the Fund invests as part of its principal investment strategies and the principal risks associated with such investments.

The table below identifies certain types of securities in which each Fund is permitted to invest, including certain types of securities that are described in each Fund’s prospectuses. A Fund generally has the ability to invest 10% or more of its total assets in each type of security described in its prospectuses (and in each sub-category of such security type described in this SAI). To the extent that a type of security identified below for a Fund is not described in the Fund’s prospectuses (or as a sub-category of such security type in this SAI), the Fund generally invests less than 10% of the Fund’s total assets in such security type.

Information about individual types of securities (including certain of their associated risks) in which some or all of the Funds may invest is set forth below. Each Fund’s investment in these types of securities is subject to its investment objective and fundamental and non-fundamental investment policies.

Temporary Defensive Positions. Each Fund may temporarily invest in money market instruments or shares of affiliated or unaffiliated money market funds or hold cash or cash equivalents. Unless prohibited by its investment policies, a Fund may also temporarily invest in derivatives, such as futures (e.g., index futures) or options on futures, for various purposes, including among others, investing in particular derivatives to achieve indirect investment exposures to a sector, country or region where the Investment Manager believes such defensive positioning is appropriate. It may do so without limit and for as long a period as deemed necessary, when the Investment Manager or the Fund’s subadviser, if applicable: (i) believes that the market conditions are not favorable for profitable investing or to avoid losses, including under adverse market, economic, political, social or other conditions; (ii) is unable to locate favorable investment opportunities; or (iii) determines that a temporary defensive position is advisable or necessary in order to meet anticipated redemption requests, or for other reasons. While a Fund engages in such strategies, it may not achieve its investment objective. Instead of investing in money market instruments directly, each Fund may invest in shares of an affiliated or unaffiliated money market fund. See also About the Funds’ Investments – Permissible Investments and Related Risks – Money Market Instruments.

Permissible Fund Investments

Investment Type	CA Intermediate Municipal Bond Fund	Convertible Securities Fund	Corporate Bond Portfolio	GA Intermediate Municipal Bond Fund	International Value Fund
Asset-Backed Securities	✓	✓	✓	✓	✓
Bank Obligations
Domestic	✓	✓	✓	✓	✓
Foreign	✓	✓	✓	✓	✓
Common Stock	✓	✓	✓	✓	✓

12

Investment Type	CA Intermediate Municipal Bond Fund	Convertible Securities Fund	Corporate Bond Portfolio	GA Intermediate Municipal Bond Fund	International Value Fund
Convertible Securities	✓	✓	✓	✓	✓
Corporate Debt Securities	✓	✓	✓	✓	✓
Custody Receipts and Trust Certificates
Derivatives
Index or Linked Securities (Structured Products)	✓	✓	✓	✓	✓
Futures Contracts and Options on Futures Contracts	✓	✓	✓	✓	✓
Stock Options and Stock Index Options	✓	✓	✓	✓	✓
Swap Agreements	✓	✓	✓	✓	✓
Dollar Rolls	✓	✓	✓	✓	✓
Foreign Currency Transactions		✓	✓		✓
Foreign Securities		✓	✓		✓
Guaranteed Investment Contracts (Funding Arrangements)	✓	✓	✓	✓	✓
Illiquid Securities	✓	✓	✓	✓	✓
Initial Public Offerings	✓	✓	✓	✓	✓
Investing in a Master Portfolio					✓
Investments in Other Investment Companies	✓	✓	✓	✓	✓
Low and Below Investment Grade Securities	✓	✓	✓	✓	✓
Money Market Instruments	✓	✓	✓	✓	✓
Mortgage-Backed Securities	✓	✓	✓	✓	✓
Municipal Securities	✓		✓	✓
Participation Interests	✓	✓	✓	✓	✓
Preferred Stock	✓	✓	✓	✓	✓
Private Placement and Other Restricted Securities	✓	✓	✓	✓	✓
Real Estate Investment Trusts and Master Limited Partnerships	✓	✓	✓	✓	✓
Repurchase Agreements	✓	✓	✓	✓	✓
Reverse Repurchase Agreements	✓	✓	✓	✓	✓
Standby Commitments
Stripped Securities	✓	✓	✓	✓	✓
U.S. Government and Related Obligations	✓	✓	✓	✓	✓
Variable- and Floating-Rate Obligations	✓	✓	✓	✓	✓
Warrants and Rights		✓	✓		✓
When-Issued, Delayed Delivery and Forward Commitment Transactions	✓	✓	✓	✓	✓
Zero-Coupon, Pay-in-Kind and Step-Coupon Securities	✓	✓	✓	✓	✓

Investment Type	Large Cap Core Fund	Large Cap Enhanced Core Fund	Large Cap Index Fund	Large Cap Value Fund	LifeGoal® Balanced Growth Portfolio	LifeGoal® Growth Portfolio	LifeGoal® Income and Growth Portfolio	LifeGoal® Income Portfolio
Asset-Backed Securities	✓	✓	✓	✓	✓	✓	✓	✓
Bank Obligations
Domestic	✓	✓	✓	✓	✓	✓	✓	✓
Foreign	✓	✓	✓	✓	✓	✓	✓	✓
Common Stock	✓	✓	✓	✓	✓	✓	✓	✓

13

Investment Type	Large Cap Core Fund	Large Cap Enhanced Core Fund	Large Cap Index Fund	Large Cap Value Fund	LifeGoal® Balanced Growth Portfolio	LifeGoal® Growth Portfolio	LifeGoal® Income and Growth Portfolio	LifeGoal® Income Portfolio
Convertible Securities	✓	✓	✓	✓	✓	✓	✓	✓
Corporate Debt Securities	✓	✓	✓	✓	✓	✓	✓	✓
Custody Receipts and Trust Certificates					✓	✓	✓	✓
Derivatives
Index or Linked Securities (Structured Products)	✓	✓	✓	✓	✓	✓	✓	✓
Futures Contracts and Options on Futures Contracts	✓	✓	✓	✓	✓	✓	✓	✓
Stock Options and Stock Index Options	✓	✓	✓	✓	✓	✓	✓	✓
Swap Agreements	✓	✓	✓	✓	✓	✓	✓	✓
Dollar Rolls	✓	✓	✓	✓	✓	✓	✓	✓
Foreign Currency Transactions	✓	✓	✓	✓	✓	✓	✓	✓
Foreign Securities	✓	✓	✓	✓	✓	✓	✓	✓
Guaranteed Investment Contracts (Funding Arrangements)	✓	✓	✓	✓	✓	✓	✓	✓
Illiquid Securities	✓	✓	✓	✓	✓	✓	✓	✓
Initial Public Offerings	✓	✓		✓	✓	✓	✓	✓
Investing in a Master Portfolio					✓	✓	✓	✓
Investments in Other Investment Companies	✓	✓	✓	✓	✓	✓	✓	✓
Low and Below Investment Grade Securities	✓	✓	✓	✓	✓	✓	✓	✓
Money Market Instruments	✓	✓	✓	✓	✓	✓	✓	✓
Mortgage-Backed Securities	✓	✓	✓	✓	✓	✓	✓	✓
Municipal Securities					✓	✓	✓	✓
Participation Interests	✓	✓	✓	✓	✓	✓	✓	✓
Preferred Stock	✓	✓	✓	✓	✓	✓	✓	✓
Private Placement and Other Restricted Securities	✓	✓	✓	✓	✓	✓	✓	✓
Real Estate Investment Trusts and Master Limited Partnerships	✓	✓	✓	✓	✓	✓	✓	✓
Repurchase Agreements	✓	✓	✓	✓	✓	✓	✓	✓
Reverse Repurchase Agreements	✓	✓	✓	✓	✓	✓	✓	✓

14

Investment Type	Large Cap Core Fund	Large Cap Enhanced Core Fund	Large Cap Index Fund	Large Cap Value Fund	LifeGoal® Balanced Growth Portfolio	LifeGoal® Growth Portfolio	LifeGoal® Income and Growth Portfolio	LifeGoal® Income Portfolio
Standby Commitments					✓	✓	✓	✓
Stripped Securities	✓	✓	✓	✓	✓	✓	✓	✓
U.S. Government and Related Obligations	✓	✓	✓	✓	✓	✓	✓	✓
Variable- and Floating-Rate Obligations	✓	✓	✓	✓	✓	✓	✓	✓
Warrants and Rights	✓	✓	✓	✓	✓	✓	✓	✓
When-Issued, Delayed Delivery and Forward Commitment Transactions	✓	✓	✓	✓	✓	✓	✓	✓
Zero-Coupon, Pay-in-Kind and Step-Coupon Securities	✓	✓	✓	✓	✓	✓	✓	✓

Investment Type	Marsico 21st Century Fund	Marsico Focused Equities Fund	Marsico Global Fund	Marsico Growth Fund	Marsico International Opportunities Fund	MD Intermediate Municipal Bond Fund	Masters International Equity Portfolio
Asset-Backed Securities	✓	✓	✓	✓	✓	✓	✓
Bank Obligations
Domestic	✓	✓	✓	✓	✓	✓	✓
Foreign	✓	✓	✓	✓	✓	✓	✓
Common Stock	✓	✓	✓	✓	✓	✓	✓
Convertible Securities	✓	✓	✓	✓	✓	✓	✓
Corporate Debt Securities	✓	✓	✓	✓	✓	✓	✓
Custody Receipts and Trust Certificates							✓
Derivatives
Index or Linked Securities (Structured Products)	✓	✓	✓	✓	✓	✓	✓
Futures Contracts and Options on Futures Contracts	✓	✓	✓	✓	✓	✓	✓
Stock Options and Stock Index Options	✓	✓	✓	✓	✓	✓	✓
Swap Agreements	✓	✓	✓	✓	✓	✓	✓
Dollar Rolls	✓	✓	✓	✓	✓	✓	✓
Foreign Currency Transactions	✓	✓	✓	✓	✓		✓
Foreign Securities	✓	✓	✓	✓	✓		✓

15

Investment Type	Marsico 21st Century Fund	Marsico Focused Equities Fund	Marsico Global Fund	Marsico Growth Fund	Marsico International Opportunities Fund	MD Intermediate Municipal Bond Fund	Masters International Equity Portfolio
Guaranteed Investment Contracts (Funding Arrangements)	✓	✓	✓	✓	✓	✓	✓
Illiquid Securities	✓	✓	✓	✓	✓	✓	✓
Initial Public Offerings	✓	✓	✓	✓	✓	✓	✓
Investing in a Master Portfolio
Investments in Other Investment Companies	✓	✓	✓	✓	✓	✓	✓
Low and Below Investment Grade Securities	✓	✓	✓	✓	✓	✓	✓
Money Market Instruments	✓	✓	✓	✓	✓	✓	✓
Mortgage-Backed Securities	✓	✓	✓	✓	✓	✓	✓
Municipal Securities						✓	✓
Participation Interests	✓	✓	✓	✓	✓	✓	✓
Preferred Stock	✓	✓	✓	✓	✓	✓	✓
Private Placement and Other Restricted Securities	✓	✓	✓	✓	✓	✓	✓
Real Estate Investment Trusts and Master Limited Partnerships	✓	✓	✓	✓	✓	✓	✓
Repurchase Agreements	✓	✓	✓	✓	✓	✓	✓
Reverse Repurchase Agreements	✓	✓	✓	✓	✓	✓	✓
Standby Commitments							✓
Stripped Securities	✓	✓	✓	✓	✓	✓	✓
U.S. Government and Related Obligations	✓	✓	✓	✓	✓	✓	✓
Variable- and Floating-Rate Obligations	✓	✓	✓	✓	✓	✓	✓
Warrants and Rights	✓	✓	✓	✓	✓		✓
When-Issued, Delayed Delivery and Forward Commitment Transactions	✓	✓	✓	✓	✓	✓	✓

16

Investment Type	Marsico 21st Century Fund	Marsico Focused Equities Fund	Marsico Global Fund	Marsico Growth Fund	Marsico International Opportunities Fund	MD Intermediate Municipal Bond Fund	Masters International Equity Portfolio
Zero-Coupon, Pay-in-Kind and Step-Coupon Securities	✓	✓	✓	✓	✓	✓	✓

Investment Type	Mid Cap Index Fund	Mid Cap Value Fund	Mortgage- and Asset- Backed Portfolio	Multi-Advisor International Equity Fund	NC Intermediate Municipal Bond Fund	Overseas Value Fund	Short Term Bond Fund	Short Term Municipal Bond Fund
Asset-Backed Securities	✓	✓	✓	✓	✓		✓	✓
Bank Obligations
Domestic	✓	✓	✓	✓	✓	✓	✓	✓
Foreign	✓	✓	✓	✓	✓	✓	✓	✓
Common Stock	✓	✓	✓	✓	✓	✓	✓	✓
Convertible Securities	✓	✓	✓	✓	✓	✓	✓	✓
Corporate Debt Securities	✓	✓	✓	✓	✓		✓	✓
Custody Receipts and Trust Certificates
Derivatives
Index or Linked Securities (Structured Products)	✓	✓	✓	✓	✓	✓	✓	✓
Futures Contracts and Options on Futures Contracts	✓	✓	✓	✓	✓	✓	✓	✓
Stock Options and Stock Index Options	✓	✓	✓	✓	✓	✓	✓	✓
Swap Agreements	✓	✓	✓	✓	✓	✓	✓	✓
Dollar Rolls	✓	✓	✓	✓	✓		✓	✓
Foreign Currency Transactions	✓	✓	✓	✓		✓	✓
Foreign Securities	✓	✓	✓	✓		✓	✓
Guaranteed Investment Contracts (Funding Arrangements)	✓	✓	✓	✓	✓		✓	✓
Illiquid Securities	✓	✓	✓	✓	✓	✓	✓	✓
Initial Public Offerings		✓	✓	✓	✓	✓	✓	✓
Investing in a Master Portfolio
Investments in Other Investment Companies	✓	✓	✓	✓	✓	✓	✓	✓

17

Investment Type	Mid Cap Index Fund	Mid Cap Value Fund	Mortgage- and Asset- Backed Portfolio	Multi-Advisor International Equity Fund	NC Intermediate Municipal Bond Fund	Overseas Value Fund	Short Term Bond Fund	Short Term Municipal Bond Fund
Low and Below Investment Grade Securities	✓	✓	✓	✓	✓		✓	✓
Money Market Instruments	✓	✓	✓	✓	✓	✓	✓	✓
Mortgage-Backed Securities	✓	✓	✓	✓	✓		✓	✓
Municipal Securities			✓		✓		✓	✓
Participation Interests	✓	✓	✓	✓	✓		✓	✓
Preferred Stock	✓	✓	✓	✓	✓	✓	✓	✓
Private Placement and Other Restricted Securities	✓	✓	✓	✓	✓	✓	✓	✓
Real Estate Investment Trusts and Master Limited Partnerships	✓	✓	✓	✓	✓	✓	✓	✓
Repurchase Agreements	✓	✓	✓	✓	✓	✓	✓	✓
Reverse Repurchase Agreements	✓	✓	✓	✓	✓		✓	✓
Standby Commitments
Stripped Securities	✓	✓	✓	✓	✓		✓	✓
U.S. Government and Related Obligations	✓	✓	✓	✓	✓	✓	✓	✓
Variable- and Floating-Rate Obligations	✓	✓	✓	✓	✓		✓	✓
Warrants and Rights	✓	✓	✓	✓		✓	✓	✓
When-Issued, Delayed Delivery and Forward Commitment Transactions	✓	✓	✓	✓	✓	✓	✓	✓
Zero-Coupon, Pay-in-Kind and Step-Coupon Securities	✓	✓	✓	✓	✓		✓	✓

Investment Type	Small Cap Growth Fund II	Small Cap Index Fund	Small Cap Value Fund II	SC Intermediate Municipal Bond Fund	VA Intermediate Municipal Bond Fund
Asset-Backed Securities	✓	✓	✓	✓	✓
Bank Obligations
Domestic	✓	✓	✓	✓	✓
Foreign	✓	✓	✓	✓	✓

18

Investment Type	Small Cap Growth Fund II	Small Cap Index Fund	Small Cap Value Fund II	SC Intermediate Municipal Bond Fund	VA Intermediate Municipal Bond Fund
Common Stock	✓	✓	✓	✓	✓
Convertible Securities	✓	✓	✓	✓	✓
Corporate Debt Securities	✓	✓	✓	✓	✓
Custody Receipts and Trust Certificates
Derivatives
Index or Linked Securities (Structured Products)	✓	✓	✓	✓	✓
Futures Contracts and Options on Futures Contracts	✓	✓	✓	✓	✓
Stock Options and Stock Index Options	✓	✓	✓	✓	✓
Swap Agreements	✓	✓	✓	✓	✓
Dollar Rolls	✓	✓	✓	✓	✓
Foreign Currency Transactions	✓	✓	✓
Foreign Securities	✓	✓	✓
Guaranteed Investment Contracts (Funding Arrangements)	✓	✓	✓	✓	✓
Illiquid Securities	✓	✓	✓	✓	✓
Initial Public Offerings	✓		✓	✓	✓
Investing in a Master Portfolio
Investments in Other Investment Companies	✓	✓	✓	✓	✓
Low and Below Investment Grade Securities	✓	✓	✓	✓	✓
Money Market Instruments	✓	✓	✓	✓	✓
Mortgage-Backed Securities	✓	✓	✓	✓	✓
Municipal Securities				✓	✓
Participation Interests	✓	✓	✓	✓	✓
Preferred Stock	✓	✓	✓	✓	✓
Private Placement and Other Restricted Securities	✓	✓	✓	✓	✓
Real Estate Investment Trusts and Master Limited Partnerships	✓	✓	✓	✓	✓
Repurchase Agreements	✓	✓	✓	✓	✓
Reverse Repurchase Agreements	✓	✓	✓	✓	✓
Standby Commitments
Stripped Securities	✓	✓	✓	✓	✓
U.S. Government and Related Obligations	✓	✓	✓	✓	✓
Variable- and Floating-Rate Obligations	✓	✓	✓	✓	✓
Warrants and Rights	✓	✓	✓
When-Issued, Delayed Delivery and Forward Commitment Transactions	✓	✓	✓	✓	✓
Zero-Coupon, Pay-in-Kind and Step-Coupon Securities	✓	✓	✓	✓	✓

Asset-Backed Securities

Asset-backed securities represent interests in, or debt instruments that are backed by, pools of various types of assets that generate cash payments generally over fixed periods of time. Such securities entitle the security holders to receive distributions that are tied to the payments made on the underlying assets (less fees paid to the originator, servicer, or other parties, and fees paid for credit enhancement), so that the payments made on the underlying assets effectively pass through to such security holders. Asset-backed securities typically are created

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by an originator of loans or owner of accounts receivable that sells such underlying assets to a special purpose entity in a process called a securitization. The special purpose entity issues securities that are backed by the payments on the underlying assets, and have a minimum denomination and specific term. Asset-backed securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments – Variable- and Floating-Rate Obligations, Permissible Fund Investments – Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments – Private Placement and Other Restricted Securities for more information.

Investing in asset-backed securities is subject to certain risks. For example, the value of asset-backed securities may be affected by, among other factors, changes in: interest rates, the market’s assessment of the quality of underlying assets, the creditworthiness of the servicer for the underlying assets, information concerning the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement.

Declining or low interest rates may lead to a more rapid rate of repayment on the underlying assets, resulting in accelerated payments on asset-backed securities that then would be reinvested at a lesser rate of interest. Rising or high interest rates tend to lead to a slower rate of repayment on the underlying assets, resulting in slower than expected payments on asset-backed securities that can, in turn, lead to a decline in value. The impact of changing interest rates on the value of asset-backed securities may be difficult to predict and result in greater volatility. Holders of asset-backed securities generally have no recourse against the originator of the underlying assets in the event of a default on the underlying assets. Credit risk reflects the risk that a holder of asset-backed securities, backed by pools of receivables such as mortgage loans, may not receive all or part of its principal because the issuer, any credit enhancer and/or an underlying obligor has defaulted on its obligations. Credit risk is increased for asset-backed securities that are subordinated to another security (i.e., if the holder of an asset-backed security is entitled to receive payments only after payment obligations to holders of the other security are satisfied). The more deeply subordinated the security, the greater the credit risk associated with the security will be.

Bank Obligations (Domestic and Foreign)

Bank obligations include certificates of deposit, bankers’ acceptances, time deposits and promissory notes that earn a specified rate of return and may be issued by (i) a domestic branch of a domestic bank, (ii) a foreign branch of a domestic bank, (iii) a domestic branch of a foreign bank or (iv) a foreign branch of a foreign bank. Bank obligations may be structured as fixed-, variable- or floating-rate obligations. See Permissible Fund Investments – Variable- and Floating-Rate Obligations for more information.

Certificates of deposit, or so-called CDs, typically are interest-bearing debt instruments issued by banks and have maturities ranging from a few weeks to several years. Bankers’ acceptances are time drafts drawn on and accepted by banks, are a customary means of effecting payment for merchandise sold in import-export transactions and are a general source of financing. Yankee dollar certificates of deposit are negotiable CDs issued in the United States by branches and agencies of foreign banks. Eurodollar certificates of deposit are CDs issued by foreign (mainly European) banks with interest and principal paid in U.S. dollars. Such CDs typically have maturities of less than two years and have interest rates that typically are pegged to the London Interbank Offered Rate or LIBOR. A time deposit can be either a savings account or CD that is an obligation of a financial institution for a fixed term. Typically, there are penalties for early withdrawals of time deposits. Promissory notes are written commitments of the maker to pay the payee a specified sum of money either on demand or at a fixed or determinable future date, with or without interest.

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Bank investment contracts are issued by banks. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of a bank. The bank then credits to the Fund payments at floating or fixed interest rates. A Fund also may hold funds on deposit with its custodian for temporary purposes.

Investing in bank obligations is subject to certain risks. Certain bank obligations, such as some CDs, are insured by the FDIC up to certain specified limits. Many other bank obligations, however, are neither guaranteed nor insured by the FDIC or the U.S. Government. These bank obligations are “backed” only by the creditworthiness of the issuing bank or parent financial institution. Domestic and foreign banks are subject to different governmental regulation. Accordingly, certain obligations of foreign banks, including Eurodollar and Yankee dollar obligations, involve different investment risks than those affecting obligations of domestic banks, including, among others, the possibilities that: (i) their liquidity could be impaired because of political or economic developments; (ii) the obligations may be less marketable than comparable obligations of domestic banks; (iii) a foreign jurisdiction might impose withholding and other taxes at high levels on interest income; (iv) foreign deposits may be seized or nationalized; (v) foreign governmental restrictions such as exchange controls may be imposed, which could adversely affect the payment of principal or interest on those obligations; (vi) there may be less publicly available information concerning foreign banks issuing the obligations; and (vii) the reserve requirements and accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to domestic banks. Foreign banks generally are not subject to examination by any U.S. Government agency or instrumentality.

Common Stock

Common stock represents a unit of equity ownership of a corporation. Owners typically are entitled to vote on the selection of directors and other important corporate governance matters, and to receive dividend payments, if any, on their holdings. However, ownership of common stock does not entitle owners to participate in the day-to-day operations of the corporation. Common stocks of domestic and foreign public corporations can be listed, and their shares traded, on domestic stock exchanges, such as the NYSE or the NASDAQ Stock Market. Domestic and foreign corporations also may have their shares traded on foreign exchanges, such as the London Stock Exchange or Tokyo Stock Exchange. Common stock may be privately placed or publicly offered. See Permissible Fund Investments – Private Placement and Other Restricted Securities for more information.

Investing in common stocks is subject to certain risks. Stock market risk, for example, is the risk that the value of such stocks, like the broader stock markets, may decline or fail to rise over short or even extended periods of time, perhaps substantially or unexpectedly. Domestic and foreign stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. The value of individual stocks will rise and fall based on factors specific to each company, such as changes in earnings or management, as well as general economic and market factors.

If a corporation is liquidated, the claims of secured and unsecured creditors and owners of debt securities and “preferred” stock take priority over the claims of those who own common stock.

Investing in common stocks also poses risks applicable to the particular type of company issuing the common stock. For example, stocks of smaller companies tend to have greater price swings than stocks of larger companies because, among other things, they trade less frequently and in lower volumes, are more susceptible to changes in economic conditions, may be more reliant on singular products or services and are more vulnerable to larger competitors. Common stocks of these types of companies may have a higher potential for gains, but also may be subject to greater risk of loss.

Investing in common stocks also poses risks applicable to a particular industry, such as technology, financial services, consumer goods or natural resources (e.g., oil and gas). To some extent, the prices of common stocks tend to move by industry sector. When market conditions favorably affect, or are expected to favorably affect, an industry, the share prices of the common stocks of companies in that industry tend to rise. Conversely, negative news or a poor outlook for a particular industry can cause the share prices of the common stocks of companies in that industry to decline quickly.

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Convertible Securities

Convertible securities include bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the conversion price). As such, convertible securities combine the investment characteristics of debt securities and equity securities. A holder of convertible securities is entitled to receive the income of a bond, debenture or note or the dividend of a preferred stock until the conversion privilege is exercised. The market value of convertible securities generally is a function of, among other factors, interest rates, the rates of return of similar nonconvertible securities and the financial strength of the issuer. The market value of convertible securities tends to decline as interest rates rise and, conversely, to rise as interest rates decline. However, a convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than its conversion price. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the rate of return of the convertible security. Because both interest rate and the common stock’s market movements can influence their value, convertible securities generally are not as sensitive to changes in interest rates as similar debt securities nor generally are they as sensitive to changes in share price as their underlying common stock. Convertible securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments – Variable- and Floating-Rate Obligations, Permissible Fund Investments – Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments – Private Placement and Other Restricted Securities for more information.

Investing in convertible securities is subject to certain risks. Certain convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid and, therefore, may be more difficult to resell in a timely fashion or for a fair price, which could result in investment losses. Certain convertible securities may have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities (of the same or a different issuer) at a specified date and a specified exchange ratio. Certain convertible securities may be convertible at the option of the issuer, which may require a holder to convert the security into the underlying common stock, even at times when the value of the underlying common stock or other equity security has declined substantially. In addition, some convertible securities may be rated below investment grade or may not be rated and, therefore, may be considered speculative investments. Companies that issue convertible securities frequently are small- and mid-capitalization companies and, accordingly, carry the risks associated with such companies. In addition, the credit rating of a company’s convertible securities generally is lower than that of its conventional debt securities. Convertible securities are senior to equity securities and have a claim to the assets of an issuer prior to the holders of the issuer’s common stock in the event of liquidation but generally are subordinate to similar non-convertible debt securities of the same issuer. Some convertible securities are particularly sensitive to changes in interest rates when their predetermined conversion price is much higher than the price for the issuing company’s common stock.

Corporate Debt Securities

Corporate debt securities are fixed income securities typically issued by businesses to finance their operations. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their interest rates, maturity dates and secured or unsecured status. Commercial paper has the shortest term and usually is unsecured. The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. The category also includes bank loans, as well as assignments, participations and other interests in bank loans. Corporate debt securities may be rated investment grade or below investment grade and may be structured as fixed-, variable or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments – Variable- and Floating-Rate Obligations, Permissible Fund Investments – Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments – Private Placement and Other Restricted Securities for more information.

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Extendible commercial notes (ECNs) are very similar to commercial paper except that with ECNs, the issuer has the option to extend the notes’ maturity. ECNs are issued at a discount rate, with an initial redemption of not more than 90 days from the date of issue. If ECNs are not redeemed by the issuer on the initial redemption date, the issuer will pay a premium (step-up) rate based on the ECN’s credit rating at the time.

Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of issuers, corporate debt securities can have widely varying risk/return profiles. For example, commercial paper issued by a large established domestic corporation that is rated by an NRSRO as investment grade may have a relatively modest return on principal but present relatively limited risk. On the other hand, a long-term corporate note issued, for example, by a small foreign corporation from an emerging market country that has not been rated by an NRSRO may have the potential for relatively large returns on principal but carries a relatively high degree of risk.

Investing in corporate debt securities is subject to certain risks including, among others, credit and interest rate risk. Credit risk is the risk that a Fund could lose money if the issuer of a corporate debt security owned by the Fund is unable to pay interest or repay principal when it becomes due. Some corporate debt securities that are rated below investment grade by an NRSRO generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than and, therefore, may be paid in full before, lower ranking (subordinated) securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than do corporate debt securities with shorter terms.

Custody Receipts and Trust Certificates

Custody receipts and trust certificates are derivative products that evidence direct ownership in a pool of securities. Typically, a sponsor will deposit a pool of securities with a custodian in exchange for custody receipts evidencing interests in those securities. The sponsor generally then will sell the custody receipts or trust certificates in negotiated transactions at varying prices. Each custody receipt or trust certificate evidences the individual securities in the pool and the holder of a custody receipt or trust certificate generally will have all the rights and privileges of owners of those securities.

Investing in custody receipts and trust certificates is subject to certain risks. Custody receipts and trust certificates generally are subject to the same risks as the securities evidenced by the receipts or certificates. Custody receipts and trust certificates also may be less liquid than the underlying securities.

Derivatives

General

Derivatives are financial instruments whose values are based on (or “derived” from) traditional securities (such as a stock or a bond), assets (such as a commodity, like gold), reference rates (such as LIBOR) or market indices (such as the S&P 500® Index), or customized baskets of securities or instruments. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indices, are traded on regulated exchanges. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Non-standardized derivatives, on the other hand, tend to be more specialized or complex, and may be harder to value. Derivatives afford leverage and, when used properly, can enhance returns and be useful in hedging portfolios. Some common types of derivatives include futures; options; options on futures; forward foreign currency exchange contracts; forward contracts on securities and securities indices; linked securities and structured products; CMOs; stripped securities; warrants; swap agreements and swaptions.

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A Fund may use derivatives for a variety of reasons, including, for example: (i) to enhance its return; (ii) to attempt to protect against possible changes in the market value of securities held in or to be purchased for its portfolio resulting from securities markets or currency exchange rate fluctuations (i.e., to hedge); (iii) to protect its unrealized gains reflected in the value of its portfolio securities; (iv) to facilitate the sale of such securities for investment purposes; (v) to reduce transaction costs; and/or (vi) to manage the effective maturity or duration of its portfolio.

A Fund’s use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, asset, index or reference rate, which may be magnified by certain features of the derivatives. These risks are heightened when a Fund uses derivatives to enhance its return or as a substitute for a position or security, rather than solely to hedge or offset the risk of a position or security held by a Fund. There is also a risk that the derivative will not correlate well with the security for which it is substituting. A Fund’s use of derivatives to leverage risk also may exaggerate a loss, potentially causing a Fund to lose more money than if it had invested in the underlying security, or limit a potential gain. The success of management’s derivative strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying security, asset, index or reference rate and the derivative itself, without necessarily the benefit of observing the performance of the derivative under all possible market conditions. Other risks arise from a Fund’s potential inability to terminate or sell its derivative positions as a liquid secondary market for such positions may not exist at times when a Fund may wish to terminate or sell them. Over-the-counter instruments (investments not traded on an exchange) may be illiquid. Derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. Also, with some derivative strategies there is the risk that a Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether. The use of derivatives may also increase the amount and accelerate the timing of taxes payable by shareholders.

A Fund may use any or all of the above investment techniques and may purchase different types of derivative instruments at any time and in any combination. There is no particular strategy that dictates the use of one technique over another, as the use of derivatives is a function of numerous variables, including market conditions.

Index or Linked Securities (Structured Products)

General. Indexed or linked securities, also often referred to as “structured products,” are instruments that may have varying combinations of equity and debt characteristics. These instruments are structured to recast the investment characteristics of the underlying security or reference asset. If the issuer is a unit investment trust or other special purpose vehicle, the structuring will typically involve the deposit with or purchase by such issuer of specified instruments (such as commercial bank loans or securities) and/or the execution of various derivative transactions, and the issuance by that entity of one or more classes of securities (structured securities) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.

Indexed and Inverse Floating Rate Securities. A Fund may invest in securities that provide a potential return based on a particular index of value or interest rates. For example, a Fund may invest in securities that pay interest based on an index of interest rates. The principal amount payable upon maturity of certain securities also may be based on the value of the index. To the extent a Fund invests in these types of securities, a Fund’s return on such securities will rise and fall with the value of the particular index: that is, if the value of the index falls, the value of the indexed securities owned by a Fund will fall. Interest and principal payable on certain securities may also be based on relative changes among particular indices.

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A Fund may also invest in so-called “inverse floaters” or “residual interest bonds” on which the interest rates vary inversely with a floating rate (which may be reset periodically by a dutch auction, a remarketing agent, or by reference to a short-term tax-exempt interest rate index). A Fund may purchase synthetically-created inverse floating rate bonds evidenced by custodial or trust receipts. Generally, income on inverse floating rate bonds will decrease when interest rates increase, and will increase when interest rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate that is a multiple of the rate at which fixed-rate securities increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market values of fixed-rate securities. To seek to limit the volatility of these securities, a Fund may purchase inverse floating obligations that have shorter-term maturities or that contain limitations on the extent to which the interest rate may vary. Certain investments in such obligations may be illiquid. A Fund may invest in indexed and inverse securities for hedging purposes or to seek to increase returns. When used for hedging purposes, indexed and inverse securities involve correlation risk. Furthermore, where such a security includes a contingent liability, in the event of an adverse movement in the underlying index or interest rate, a Fund may be required to pay substantial additional margin to maintain the position.

Credit Linked Securities. Among the income producing securities in which a Fund may invest are credit linked securities. The issuers of these securities frequently are limited purpose trusts or other special purpose vehicles that, in turn, invest in a derivative instrument or basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets. For instance, a Fund may invest in credit linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available.

Like an investment in a bond, investments in these credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on or linked to the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and/or principal that a Fund would receive. A Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. These securities generally are exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

Index-, Commodity-, Currency- and Equity-Linked Securities. “Index-linked” or “commodity-linked” notes are debt securities of companies that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments on an index-linked or commodity-linked note depend on the performance of one or more market indices, such as the S&P 500® Index, a weighted index of commodity futures such as crude oil, gasoline and natural gas or the market prices of a particular commodity or basket of commodities or securities. Equity-linked securities are short-term or intermediate term instruments having a value at maturity and/or interest rate determined by reference to the market prices of one or more equity securities. At maturity, the principal amount of an equity-linked debt security is often exchanged for common stock of the issuer or is payable in an amount based on the issuer’s common stock price at the time of maturity. Currency-linked debt securities are short-term or intermediate-term instruments having a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.

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Index, commodity, currency and equity-linked securities may entail substantial risks. Such instruments may be subject to significant price volatility. The company issuing the instrument may fail to pay the amount due on maturity. The underlying investment or security may not perform as expected by the Investment Manager or a subadviser. Markets, underlying securities and indexes may move in a direction that was not anticipated by the Investment Manager or a subadviser. Performance of the derivatives may be influenced by interest rate and other market changes in the United States and abroad, and certain derivative instruments may be illiquid.

Linked securities are often issued by unit investment trusts. Examples of this include such index-linked securities as S&P Depositary Receipts (SPDRs), which is an interest in a unit investment trust holding a portfolio of securities linked to the S&P 500® Index, and a type of exchange-traded fund (ETF). Because a unit investment trust is an investment company under the 1940 Act, a Fund’s investments in SPDRs are subject to the limitations set forth in Section 12(d)(1)(A) of the 1940 Act. SPDRs closely track the underlying portfolio of securities, trade like a share of common stock and pay periodic dividends proportionate to those paid by the portfolio of stocks that comprise the S&P 500® Index. As a holder of interests in a unit investment trust, a Fund would indirectly bear its ratable share of that unit investment trust’s expenses. At the same time, a Fund would continue to pay its own management and advisory fees and other expenses, as a result of which a Fund and its shareholders in effect would be absorbing levels of fees with respect to investments in such unit investment trusts.

Equity-linked securities include issues such as Structured Yield Product Exchangeable for Stock (STRYPES), Trust Automatic Common Exchange Securities (TRACES), Trust Issued Mandatory Exchange Securities (TIMES), and Trust Enhanced Dividend Securities (TRENDS). The issuers of these equity-linked securities generally purchase and hold a portfolio of stripped U.S. Treasury securities maturing on a quarterly basis through the conversion date, and a forward purchase contract with an existing shareholder of the company relating to the common stock. Quarterly distributions on such equity-linked securities generally consist of the cash received from the U.S. Treasury securities and such equity-linked securities generally are not entitled to any dividends that may be declared on the common stock.

Investing in structured products and linked securities is subject to certain risks. Because structured products typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured products may be structured as a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher rates of return and present greater risks than unsubordinated structured products. Structured products sometimes are sold in private placement transactions and often have a limited trading market.

Investments in “linked” securities have the potential to lead to significant losses because of unexpected movements in the underlying financial asset, index, currency or other investment. The ability of a Fund to utilize linked-securities successfully will depend on its ability correctly to predict pertinent market movements, which cannot be assured. Because currency-linked securities usually relate to foreign currencies, some of which may be currencies from emerging market countries, there are certain additional risks associated with such investments.

SPDRs are subject to the risks of an investment in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of such investment. In addition, because individual investments in SPDRs are not redeemable, except upon termination of the unit investment trust, the liquidity of small holdings of SPDRs will depend upon the existence of a secondary market. Large holdings of SPDRs are called “creation unit size” and are redeemable in-kind only and are not redeemable for cash from the unit investment trust. The price of a SPDR is derived from and based upon the securities held by the unit investment trust. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by a Fund could result in losses on SPDRs.

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Futures Contracts and Options on Futures Contracts

Futures Contracts. A futures contract sale creates an obligation by the seller to deliver the type of security or other asset called for in the contract at a specified delivery time for a stated price. A futures contract purchase creates an obligation by the purchaser to take delivery of the type of security or other asset called for in the contract at a specified delivery time for a stated price. The specific security or other asset delivered or taken at the settlement date is not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract was made. A Fund may enter into futures contracts which are traded on national or foreign futures exchanges and are standardized as to maturity date and underlying security or other asset. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act (CEA) by the Commodity Futures Trading Commission (CFTC), a U.S. Government agency.

Traders in futures contracts may be broadly classified as either “hedgers” or “speculators.” Hedgers use the futures markets primarily to offset unfavorable changes (anticipated or potential) in the value of securities or other assets currently owned or expected to be acquired by them. Speculators less often own the securities or other assets underlying the futures contracts which they trade, and generally use futures contracts with the expectation of realizing profits from fluctuations in the value of the underlying securities or other assets. Pursuant to a notice of eligibility claiming exclusion from the definition of commodity pool operator filed with the CFTC and the National Futures Association on behalf of the Funds, neither the Trust nor any of the individual Funds is deemed to be a “commodity pool operator” under the CEA, and, accordingly, they are excluded from registration or regulation as such under the CEA. However, on February 9, 2012, the CFTC adopted amendments to its rules that, once effective, may affect the ability of a Fund to continue to claim this exclusion. A Fund that seeks to claim the exclusion after the effectiveness of the amended rules would be limited in its ability to use futures and options on futures or commodities or engage in swap transactions. If a Fund were no longer able to claim the exclusion, the Investment Manager would be required to register as a “commodity pool operator,” and the Fund and the Investment Manager would be subject to regulation under the CEA.

Upon entering into futures contracts, in compliance with the SEC’s requirements, cash or liquid securities, equal in value to the amount of a Fund’s obligation under the contract (less any applicable margin deposits and any assets that constitute “cover” for such obligation), will be segregated with a Fund’s custodian.

Unlike when a Fund purchases or sells a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract, although a Fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash and/or U.S. Government securities in order to initiate and maintain open positions in futures contracts. This amount is known as “initial margin.” The nature of initial margin in futures transactions is different from that of margin in security transactions, in that futures contract margin does not involve the borrowing of funds by a Fund to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit intended to assure completion of the contract (delivery or acceptance of the underlying security or other asset) that is returned to a Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Minimum initial margin requirements are established by the relevant futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin which may range upward from less than 5% of the value of the contract being traded. Subsequent payments, called “variation margin,” to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or other asset fluctuates, a process known as “marking to market.” If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional variation margin will be required. Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made for as long as the contract remains open. A Fund expects to earn interest income on its margin deposits.

Although futures contracts by their terms call for actual delivery or acceptance of securities or other assets (stock index futures contracts or futures contracts that reference other intangible assets do not permit delivery of

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the referenced assets), the contracts usually are closed out before the settlement date without the making or taking of delivery. A Fund may elect to close some or all of its futures positions at any time prior to their expiration. The purpose of taking such action would be to reduce or eliminate the position then currently held by a Fund. Closing out an open futures position is done by taking an opposite position (“buying” a contract which has previously been “sold,” “selling” a contract previously “purchased”) in an identical contract (i.e., the same aggregate amount of the specific type of security or other asset with the same delivery date) to terminate the position. Final determinations are made as to whether the price of the initial sale of the futures contract exceeds or is below the price of the offsetting purchase, or whether the purchase price exceeds or is below the offsetting sale price. Final determinations of variation margin are then made, additional cash is required to be paid by or released to a Fund, and a Fund realizes a loss or a gain. Brokerage commissions are incurred when a futures contract is bought or sold.

Successful use of futures contracts by a Fund is subject to the Investment Manager’s or a subadviser’s ability to predict correctly movements in the direction of interest rates and other factors affecting securities and commodities markets. This requires different skills and techniques than those required to predict changes in the prices of individual securities. A Fund, therefore, bears the risk that future market trends will be incorrectly predicted.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the relatively low margin deposits required and the potential for an extremely high degree of leverage involved in futures contracts. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial loss to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount posted as initial margin for the contract.

In the event of adverse price movements, a Fund would continue to be required to make daily cash payments in order to maintain its required margin. In such a situation, if a Fund has insufficient cash, it may have to sell portfolio securities in order to meet daily margin requirements at a time when it may be disadvantageous to do so. The inability to close the futures position also could have an adverse impact on the ability to hedge effectively.

To reduce or eliminate a hedge position held by a Fund, a Fund may seek to close out a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract, which may limit a Fund’s ability to realize its profits or limit its losses. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts; (ii) restrictions may be imposed by an exchange on opening transactions, closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts, or underlying securities; (iv) unusual or unforeseen circumstances, such as volume in excess of trading or clearing capability, may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts (or a particular class or series of contracts), in which event the secondary market on that exchange (or in the class or series of contracts) would cease to exist, although outstanding contracts on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being

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made in cash, generally within five business days after the trade. In the futures market, a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Fund may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes. A Fund presently could accomplish a similar result to that which it hopes to achieve through the use of interest rate futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling bonds with short maturities and investing in bonds with long maturities when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by a Fund, through using futures contracts.

Interest rate futures contracts are traded in an auction environment on the floors of several exchanges – principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership. A public market exists in futures contracts covering various financial instruments including long-term U.S. Treasury Bonds and Notes; GNMA modified pass-through mortgage backed securities; three-month U.S. Treasury Bills; and ninety-day commercial paper. A Fund may also invest in exchange-traded Eurodollar contracts, which are interest rate futures on the forward level of LIBOR. These contracts are generally considered liquid securities and trade on the Chicago Mercantile Exchange. Such Eurodollar contracts are generally used to “lock-in” or hedge the future level of short-term rates. A Fund may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

Index Futures Contracts. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position in the index. A unit is the current value of the index. A Fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s). Funds may use index futures contracts for hedging or non-hedging purposes.

There are several risks in connection with the use by a Fund of index futures as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedges. The Investment Manager or a subadviser may attempt to reduce this risk by selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of a Fund’s portfolio securities sought to be hedged.

Municipal Bond Index Futures Contracts. Municipal bond index futures contracts may act as a hedge against changes in market conditions. A municipal bond index assigns values daily to the municipal bonds included in the index based on the independent assessment of dealer-to-dealer municipal bond brokers. A municipal bond index futures contract represents a firm commitment by which two parties agree to take or make delivery of an amount equal to a specified dollar amount multiplied by the difference between the municipal bond index value on the last trading date of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities in the index is made.

Commodity-Linked Futures Contracts. Commodity-linked futures contracts are traded on futures exchanges. These futures exchanges offer a central marketplace in which to transact futures contracts, a clearing corporation to process trades, a standardization of expiration dates and contract sizes, and the availability of a secondary market. Futures markets also specify the terms and conditions of delivery as well as the maximum permissible price movement during a trading session. Additionally, the commodity futures exchanges may have position limit

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rules that limit the amount of futures contracts that any one party may hold in a particular commodity at any point in time. These position limit rules are designed to prevent any one participant from controlling a significant portion of the market.

Commodity-linked futures contracts are generally based upon commodities within five main commodity groups: (1) energy, which includes, among others, crude oil, brent crude oil, gas oil, natural gas, gasoline and heating oil; (2) livestock, which includes, among others, feeder cattle, live cattle and hogs; (3) agriculture, which includes, among others, wheat (Kansas wheat and Chicago wheat), corn, soybeans, cotton, coffee, sugar and cocoa; (4) industrial metals, which includes, among others, aluminum, copper, lead, nickel and zinc; and (5) precious metals, which includes, among others, gold and silver. A Fund may purchase commodity futures contracts, options on futures contracts and options and futures on commodity indices with respect to these five main commodity groups and the individual commodities within each group, as well as other types of commodities.

The price of a commodity futures contract will reflect the storage costs of purchasing the physical commodity. These storage costs include the time value of money invested in the physical commodity plus the actual costs of storing the commodity less any benefits from ownership of the physical commodity that are not obtained by the holder of a futures contract (this is sometimes referred to as the “convenience yield”). To the extent that these storage costs change for an underlying commodity while a Fund is long futures contracts on that commodity, the value of the futures contract may change proportionately.

In the commodity futures markets, if producers of the underlying commodity wish to hedge the price risk of selling the commodity, they will sell futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to take the corresponding long side of the same futures contract, the commodity producer must be willing to sell the futures contract at a price that is below the expected future spot price. Conversely, if the predominant hedgers in the futures market are the purchasers of the underlying commodity who purchase futures contracts to hedge against a rise in prices, then speculators will only take the short side of the futures contract if the futures price is greater than the expected future spot price of the commodity.

The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price. This can have significant implications for a Fund when it is time to replace an existing contract with a new contract. If the nature of hedgers and speculators in futures markets has shifted such that commodity purchasers are the predominant hedgers in the market, a Fund might open the new futures position at a higher price or choose other related commodity-linked investments.

The values of commodities which underlie commodity futures contracts are subject to additional variables which may be less significant to the values of traditional securities such as stocks and bonds. Variables such as drought, floods, weather, livestock disease, embargoes and tariffs may have a larger impact on commodity prices and commodity-linked investments, including futures contracts, commodity-linked structured notes, commodity-linked options and commodity-linked swaps, than on traditional securities. These additional variables may create additional investment risks which subject a Fund’s commodity-linked investments to greater volatility than investments in traditional securities.

Options on Futures Contracts. A Fund may purchase and write call and put options on those futures contracts that it is permitted to buy or sell. A Fund may use such options on futures contracts in lieu of writing options directly on the underlying securities or other assets or purchasing and selling the underlying futures contracts. Such options generally operate in the same manner as options purchased or written directly on the underlying investments. A futures option gives the holder, in return for the premium paid, the right to buy from (call) or sell to (put) the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder or writer of an

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option has the right to terminate its position prior to the scheduled expiration of the option by selling or purchasing an option of the same series, at which time the person entering into the closing purchase transaction will realize a gain or loss. There is no guarantee that such closing purchase transactions can be effected.

A Fund will enter into written options on futures contracts only when, in compliance with the SEC’s requirements, cash or liquid securities equal in value to the underlying security’s or other asset’s value (less any applicable margin deposits) have been deposited in a segregated account. A Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements similar to those described above.

Investments in futures options involve some of the same risks that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. There may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to a Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contracts. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs).

Successful use of index futures by a Fund is also subject to the Investment Manager’s or a subadviser’s ability to predict correctly movements in the direction of the market. It is possible that, for example, where a Fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in a Fund’s portfolio may decline. If this occurred, a Fund would lose money on the futures and also experience a decline in the value of its portfolio securities, as a Fund’s ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in futures or put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by a Fund. Inasmuch as a Fund’s securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, a Fund bears the risk that the prices of its securities being hedged will not move to the same extent as do the prices of its put options on the stock indices. It is also possible that, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, a Fund will lose part or all of the benefit of the increased values of those securities that it has hedged, because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the securities of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which would distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market, and also because of the imperfect correlation between movements in an index and movements in the prices of index futures, even a correct forecast of general market trends by the Investment Manager or a subadviser may still not result in a successful hedging transaction.

There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom a Fund has an open position in a futures contract or related option. Most futures exchanges limit the amount of

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fluctuation permitted in some contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Options on Index Futures Contracts. A Fund may also purchase and sell options on index futures contracts. Options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

There are various risks in connection with the use by a Fund of index futures as a hedging device. For example, a risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedges. The Investment Manager or a subadviser may attempt to reduce this risk by selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of a Fund’s portfolio securities sought to be hedged; there can be no assurance that the Investment Manager or a subadviser will be successful in doing so.

Use by Tax-Exempt Funds of Interest Rate and U.S. Treasury Security Futures Contracts and Options. If a Fund invests in tax-exempt securities, it may purchase and sell futures contracts and related options on interest rate and U.S. Treasury securities when, in the opinion of the Investment Manager, price movements in these security futures and related options will correlate closely with price movements in the tax-exempt securities which are the subject of the hedge. Interest rate and U.S. Treasury securities futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of security called for in the contract at a specified date and price. Options on interest rate and U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a futures contract at the specified option exercise price at any time during the period of the option.

In addition to the risks generally involved in using futures contracts, there is also a risk that price movements in interest rate and U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for tax-exempt securities.

Stock Options and Stock Index Options

A Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular stocks or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation (OCC). Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks.

There is a key difference between stock options and stock index options in connection with their exercise. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an

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index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the securities included in the index. For example, some stock index options are based on a broad market index, such as the S&P 500® Index or a narrower market index, such as the S&P 100® Index. Indices may also be based on an industry or market segment.

The successful use of a Fund’s options strategies depends on the ability of the Investment Manager or a subadviser to forecast interest rate and market movements correctly. When it purchases an option, a Fund runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless a Fund exercises the option or enters into a closing sale transaction for such option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, a Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying securities, since a Fund may continue to hold its investment in those securities notwithstanding the lack of a change in price of those securities.

The effective use of options also depends on a Fund’s ability to terminate option positions at times when the Investment Manager or a subadviser deems it desirable to do so. Although a Fund will take an option position only if the Investment Manager or a subadviser believes there is a liquid secondary market for the option, there is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary trading market in options were to become unavailable, a Fund could no longer engage in closing transactions. The writer in such circumstances would be subject to the risk of market decline or appreciation in the instrument during such period. If an option purchased by a Fund expires unexercised, a Fund will realize a loss equal to the premium paid. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options, or underlying securities; (iv) unusual or unforeseen circumstances, such as volume in excess of trading or clearing capability, may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Disruptions in the markets for the securities underlying options purchased or sold by a Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, a Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the OCC or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at a time when trading in the option has also been halted, a Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by a Fund has expired, a Fund could lose the entire value of its option.

Special risks are presented by internationally traded options. Because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries,

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foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Dealer (Over-the-Counter) Options. Dealer options are options negotiated individually through dealers rather than traded on an exchange. Certain risks are specific to dealer options. While a Fund might look to a clearing corporation to exercise exchange-traded options, if a Fund purchases a dealer option it must rely on the selling dealer to perform if a Fund exercises the option. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit of the transaction. Exchange-traded options generally have a continuous liquid market while dealer options more often may not. Consequently, a Fund can realize the value of a dealer option it has purchased only by exercising or reselling the option to the issuing dealer. Similarly, when a Fund writes a dealer option, a Fund can close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer. While each Fund seeks to enter into dealer options only with dealers who will agree to and can enter into closing transactions with a Fund, no assurance exists that a Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless a Fund, as a covered dealer call option writer, can effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, a Fund may be unable to liquidate a dealer option. With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to a Fund. For example, because a Fund must maintain a secured position with respect to any call option on a security it writes, a Fund may not sell the assets, that it has segregated to secure the position while it is obligated under the option. This requirement may impair a Fund’s ability to sell portfolio securities at a time when such sale might be advantageous.

A Fund generally will treat purchased dealer options as illiquid securities. A Fund may treat the cover used for written dealer options as liquid if the dealer agrees that a Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option.

Writing Covered Options. A Fund may write covered call options and covered put options on securities held in its portfolio when, in the opinion of the Investment Manager or a subadviser, such transactions are consistent with a Fund’s investment goal and policies. Call options written by a Fund give the purchaser the right to buy the underlying securities from a Fund at the stated exercise price at any time prior to the expiration date of the option, regardless of the security’s market price; put options give the purchaser the right to sell the underlying securities to a Fund at the stated exercise price at any time prior to the expiration date of the option, regardless of the security’s market price.

A Fund may write only covered options, which means that, so long as a Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, a Fund will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, a Fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. A Fund may write combinations of covered puts and calls (straddles) on the same underlying security.

A Fund will receive a premium from writing a put or call option, which increases a Fund’s return on the underlying security if the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a

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decline in the value of the underlying security. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than the security’s then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

A Fund’s obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by a Fund’s execution of a closing purchase transaction, which is effected by purchasing on an exchange an offsetting option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected in order to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. A Fund realizes a profit or loss from a closing purchase transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the security underlying the option, any loss resulting from a closing purchase transaction may be offset in whole or in part by unrealized appreciation of the underlying security.

If a Fund writes a call option but does not own the underlying security, and when it writes a put option, a Fund may be required to deposit cash or securities with its broker as “margin” or collateral for its obligation to buy or sell the underlying security. As the value of the underlying security varies, a Fund may also have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

Purchasing Put Options. A Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since a Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security’s market price. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, a Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

Purchasing Call Options. A Fund may purchase call options to hedge against an increase in the price of securities that a Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since a Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit a Fund might have realized had it bought the underlying security at the time it purchased the call option.

Over-the-Counter (OTC) Options. A Fund will enter into OTC options transactions only with primary dealers in U.S. Government securities and, in the case of OTC options written by a Fund, only pursuant to agreements that will assure that a Fund will at all times have the right to repurchase the option written by it from the dealer at a specified formula price. A Fund will treat the amount by which such formula price exceeds the amount, if any, by which the option may be “in-the-money” as an illiquid investment. It is the present policy of a Fund not to enter into any OTC option transaction if, as a result, more than 15% (10% in some cases, refer to your Fund’s prospectuses) of a Fund’s net assets would be invested in (i) illiquid investments (determined under the foregoing formula) relating to OTC options written by a Fund, (ii) OTC options purchased by a Fund, (iii) securities which are not readily marketable, and (iv) repurchase agreements maturing in more than seven days.

Index Options. As an alternative to purchasing call and put options on index futures, a Fund may purchase call and put options on the underlying indices themselves. Such options could be used in a manner identical to

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the use of options on index futures. Options involving securities indices provide the holder with the right to make or receive a cash settlement upon exercise of the option based on movements in the relevant index. Such options must be listed on a national securities exchange and issued by the OCC. Such options may relate to particular securities or to various stock indices, except that a Fund may not write covered options on an index.

Foreign Stock Index Options. A Fund may, for the purpose of hedging its portfolio, subject to applicable securities regulations, purchase and write put and call options on foreign stock indices listed on foreign and domestic stock exchanges.

Swap Agreements

Swap agreements are derivative instruments that can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund’s exposure to long- or short-term interest rates, foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. A Fund may enter into a variety of swap agreements, including interest rate, index, inflation index, commodity, commodity futures, equity, equity index, credit default, bond futures, total return and currency exchange rate swap agreements, and other types of swap agreements such as caps, collars and floors. A Fund also may enter into swaptions, which are options to enter into a swap agreement.

In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a “notional principal amount,” in return for payments equal to a fixed rate times the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange notional principal amount as well. In a total return swap agreement, the non-floating rate side of the swap is based on the total return of an individual security, a basket of securities, an index or another reference asset. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. Caps and floors have an effect similar to buying or writing options. A collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift a Fund’s investment exposure from one type of investment to another. For example, if a Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease a Fund’s exposure to long-term interest rates. Another example is if a Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease a Fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on a Fund’s performance. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund’s investments and its share price and yield. Additionally, whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the Investment Manager’s or a subadviser’s ability correctly to predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factor that determines the amounts of payments due to and from a Fund. If

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a swap agreement calls for payments by a Fund, a Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement likely would decline, potentially resulting in losses for a Fund. A Fund will closely monitor the credit of a swap agreement counterparty in order to attempt to minimize this risk. A Fund may also suffer losses if it is unable to terminate outstanding swap agreements (either by assignment or other disposition) or reduce its exposure through offsetting transactions (i.e., by entering into an offsetting swap agreement with the same party or a similarly creditworthy party).

Credit Default Swap Agreements. A Fund may enter into credit default swap agreements, which may have as reference obligations one or more securities or a basket of securities that are or are not currently held by a Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, a Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements may involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements generally with counterparties that meet certain standards of creditworthiness. A buyer generally will lose its investment and recover nothing if no credit event occurs and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller.

Equity Swaps. A Fund may engage in equity swaps. Equity swaps allow the parties to the swap agreement to exchange components of return on one equity investment (e.g., a basket of equity securities or an index) for a component of return on another non-equity or equity investment, including an exchange of differential rates of return. Equity swaps may be used to invest in a market without owning or taking physical custody of securities in circumstances where direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps also may be used for other purposes, such as hedging or seeking to increase total return.

The values of equity swaps can be very volatile. To the extent that the Investment Manager or a subadviser does not accurately analyze and predict the potential relative fluctuation on the components swapped with the other party, a Fund may suffer a loss. The value of some components of an equity swap (such as the dividend on a common stock) may also be sensitive to changes in interest rates. Furthermore, during the period a swap is outstanding, a Fund may suffer a loss if the counterparty defaults.

Total Return Swap Agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to a Fund’s portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

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Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to a Fund thereunder, and conversely, that a Fund will not be able to meet its obligation to the counterparty. Generally, a Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted against one another with a Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by a Fund. If the total return swap transaction is entered into on other than a net basis, the full amount of a Fund’s obligations will be accrued on a daily basis, and the full amount of a Fund’s obligations will be segregated by a Fund in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost a Fund initially to make an equivalent direct investment, plus or minus any amount a Fund is obligated to pay or is to receive under the total return swap agreement.

Variance, Volatility and Correlation Swap Agreements. Variance and volatility swaps are contracts that provide exposure to increases or decreases in the volatility of certain referenced assets. Correlation swaps are contracts that provide exposure to increases or decreases in the correlation between the prices of different assets or different market rates.

Commodity-Linked Swaps. Commodity-linked swaps are two party contracts in which the parties agree to exchange the return or interest rate on one instrument for the return of a particular commodity, commodity index or commodities futures or options contract. The payment streams are calculated by reference to an agreed upon notional amount. A one-period swap contract operates in a manner similar to a forward or futures contract because there is an agreement to swap a commodity for cash at only one forward date. A Fund may engage in swap transactions that have more than one period and therefore more than one exchange of commodities.

A Fund may invest in total return swaps to gain exposure to the overall commodity markets. In a total return commodity swap, a Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the Fund will pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the Fund will pay an adjustable or floating fee. With “floating” rate payments, the fee is pegged to a base rate such as LIBOR, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, a Fund may be required to pay a higher fee at each swap reset date.

Dollar Rolls

Dollar rolls involve selling securities (e.g., mortgage-backed securities or U.S. Treasury securities) and simultaneously entering into a commitment to purchase those or similar (same collateral type, coupon and maturity) securities on a specified future date and price. Mortgage dollar rolls and U.S. Treasury rolls are types of dollar rolls. A Fund foregoes principal and interest paid on the securities during the “roll” period. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase of the securities as well as the interest earned on the cash proceeds of the initial sale.

Dollar rolls involve the risk that the market value of the securities a Fund is obligated to repurchase may decline below the repurchase price or that the transaction costs may exceed the return earned by a Fund from the transaction. Dollar rolls also involve risk to a Fund if the other party should default on its obligation and a Fund is delayed or prevented from completing the transaction. In the event that the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, a Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Fund’s obligation to repurchase the securities. In addition, the security to be delivered in the future may turn out to be inferior to the security sold upon entering into the transaction.

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Foreign Currency Transactions

Foreign currency transactions may be used to protect, to some extent, against uncertainty in the level of future currency exchange rates by establishing a fixed exchange rate. Foreign currency transactions may involve the purchase or sale of foreign currencies on a “spot” (cash) basis at the prevailing exchange rate or may involve “forward contracts” that allow a Fund to purchase or sell foreign currencies at a future date. Forward contracts may be used for “transaction hedging,” “position hedging” and “cross-hedging.” A Fund may use forward sale contracts to sell an amount of a foreign currency approximating the value of a Fund’s securities denominated in the foreign security when that foreign currency suffers a substantial decline against the U.S. dollar. A Fund may use forward purchase contracts to purchase a foreign currency when it is believed that the U.S. dollar may suffer a substantial decline against the foreign currency. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain that might be realized if the value of the hedged currency increases.

Transaction hedging may allow a Fund to “lock in” the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest rate payment in a foreign currency. A Fund may use transaction hedging to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Position hedging may allow a Fund to protect against an adverse change in the relationship between the U.S. dollar and the applicable foreign currencies in which its portfolio securities are denominated. A Fund may use position hedging when it is believed that the U.S. dollar may suffer a decline against the foreign currency by entering into a forward purchase contract to purchase that foreign currency for a fixed dollar amount.

Cross-hedging may allow a Fund to enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount when it is believed that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall if there is a decline in the U.S. dollar value of the currency in which a Fund’s securities are denominated.

A Fund also may purchase exchange-listed and over-the-counter call and put options on foreign currencies and foreign currency contracts. Options on foreign currencies and foreign currency contracts give the holder a right to buy or sell the underlying foreign currencies or foreign currency contracts for a specified period of time and for a specified amount. The value of an option on foreign currencies or foreign currency contracts reflects the value of an exchange rate, which depends on the relative values of the U.S. dollar and the relevant foreign currency.

Certain Funds may engage in foreign currency transactions for investment purposes and not solely for hedging purposes.

Engaging in foreign currency transactions is subject to certain risks. For example, if the value of a foreign currency were to decline against the U.S. dollar, such decline would reduce the dollar value of any securities held by a Fund denominated in that currency. It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract, which may make it necessary for a Fund to purchase additional foreign currency on the spot market if the market value of the security being hedged is less than the amount of foreign currency a Fund is obligated to deliver at the time a Fund sells the security being hedged. The value of any currency, including the U.S. dollar, may be affected by political and economic factors applicable to the issuer’s country. The exchange rates of currencies also may be affected adversely by governmental actions. Transaction, position and cross-hedging do not eliminate fluctuations in the underlying prices of securities that a Fund owns or intends to purchase or sell and may limit the amount of potential gain that might result from the increase in value of the currency being hedged. Settlement procedures relating to a Fund’s foreign currency transactions may be more complex than those relating to investments in securities of U.S. issuers.

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Foreign Securities

Foreign securities include debt, equity and derivative securities that the Investment Manager or a subadviser, as the case may be, determines are “foreign” based on the consideration of an issuer’s domicile, its principal place of business, its primary stock exchange listing, the source of its revenue, the location of its asset, its exposure to economic fortunes and risks of countries or geographic regions outside the United States, or other factors. Foreign securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments – Variable- and Floating-Rate Obligations, Permissible Fund Investments – Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments – Private Placement and Other Restricted Securities for more information.

Foreign securities may include depositary receipts, such as American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). ADRs are U.S. dollar denominated receipts issued in registered form by a domestic bank or trust company that evidence ownership of underlying securities issued by a foreign issuer. EDRs are foreign currency-denominated receipts issued in Europe, typically by foreign banks or trust companies and foreign branches of domestic banks, that evidence ownership of foreign or domestic securities. GDRs are receipts structured similarly to ADRs and EDRs and are marketed globally. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. In general, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. A Fund may invest in depositary receipts through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute interest holder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. The issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States, and, therefore, there may be limited information available regarding such issuers and/or limited correlation between available information and the market value of the depositary receipts.

Due to the potential for foreign withholding taxes, Morgan Stanley Capital International (MSCI) publishes two versions of its indices reflecting the reinvestment of dividends using two different methodologies: gross dividends and net dividends. While both versions reflect reinvested dividends, they differ with respect to the manner in which taxes associated with dividend payments are treated. In calculating the net dividends version, MSCI incorporates reinvested dividends applying the withholding tax rate applicable to foreign non-resident institutional investors that do not benefit from double taxation treaties. The Investment Manager believes that the net dividends version of MSCI indices better reflects the returns U.S. investors might expect were they to invest directly in the component securities of an MSCI index.

Investing in foreign securities is subject to certain risks. For example, foreign markets can be extremely volatile. Fluctuations in currency exchange rates also may impact the value of foreign securities denominated in foreign currencies or U.S. dollars, without a change in the intrinsic value of those securities. Additionally, the U.S. dollar value of a foreign security tends to decrease when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency. A Fund may attempt to minimize the risk from adverse changes in the relationship between the U.S. dollar and foreign currencies by purchasing and selling forward foreign currency exchange contracts and foreign currency futures contracts and related options. Foreign securities may be less liquid than domestic securities so that a Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees also are generally higher for foreign securities. A Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. Foreign governments may impose potentially confiscatory withholding or other taxes, which would

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reduce a Fund’s return on these securities. There is generally less publicly available information about foreign companies. Investments in foreign companies may be adversely affected by the impact of political, social or diplomatic events or possible seizure, expropriation or nationalization of a company or its assets resulting in a partial or total loss of an investment in such foreign companies. Accounting, auditing and financial reporting standards may also be less comprehensive and stringent than those applicable to domestic companies.

Operational and Settlement Risks of Foreign Securities. A Fund’s foreign securities are generally held outside the United States in the primary market for the securities in the custody of certain eligible foreign banks and trust companies, as permitted under the 1940 Act (“foreign sub-custodians”). Settlement practices for foreign securities may differ from those in the United States. Some countries have limited governmental oversight and regulation of industry practices, stock exchanges, depositories, registrars, brokers and listed companies, which increases the risk of corruption and fraud and the possibility of losses to a Fund. In particular, under certain circumstances, foreign securities may settle on a delayed delivery basis, meaning that the Fund may be required to make payment for securities before the Fund has actually received delivery of the securities or deliver securities prior to the receipt of payment. Typically, in these cases, the Fund will receive evidence of ownership in accordance with the generally accepted settlement practices in the local market entitling the Fund to delivery or payment at a future date, but there is a risk that the security will not be delivered to the Fund or that payment will not be received, although the Fund and its foreign sub-custodians take reasonable precautions to mitigate this risk. Losses can also result from lost, stolen or counterfeit securities; defaults by brokers and banks; failures or defects of the settlement system; or poor and improper record keeping by registrars and issuers.

Share Blocking. Share blocking refers to a practice in certain foreign markets under which an issuer’s securities are blocked from trading at the custodian or sub-custodian level for a specified number of days before and, in certain instances, after a shareholder meeting where a vote of shareholders takes place. The blocking period can last up to several weeks. Share blocking may prevent the Fund from buying or selling securities during this period, because during the time shares are blocked, trades in such securities will not settle. It may be difficult or impossible to lift blocking restrictions, with the particular requirements varying widely by country. As a consequence of these restrictions, the Funds may abstain from voting proxies in markets that require share blocking.

Emerging Market Securities.

Risks associated with investments in foreign securities are increased with respect to investments in emerging market countries. Political and economic structures in many emerging market countries, especially Russia and those in Eastern Europe, the Pacific Basin, the Middle East, Asia, Latin America and Africa are undergoing significant evolutionary changes and rapid development, and may lack the social, political and economic stability of more developed countries. Investing in emerging market securities also involves risks beyond the risks applicable to foreign investments.

Operational and Settlement Risks of Securities in Emerging Markets. In addition to having less developed securities markets, banks in emerging markets that are eligible foreign sub-custodians may be recently organized, lack extensive operating experience or lack effective government oversight or regulation. In addition, there may be legal restrictions or limitations on the ability of the Fund to recover assets held in custody by a foreign subcustodian in the event of the bankruptcy of the sub-custodian. Because settlement systems may be less organized than in developed markets and because delivery versus payment settlement may not be possible or reliable, there may be a greater risk that settlement may be delayed and that cash or securities of the Fund may be lost because of failures of or defects in the system, including fraud or corruption. Settlement systems in emerging markets also have a higher risk of failed trades. Ownership of Russian securities poses particular risks because ownership records are typically maintained in a decentralized fashion by registrars who may not be subject to effective governmental supervision leading to the possibility that the Fund may lose its ownership rights. In such a case, it may be difficult for the Fund to enforce any rights it may have against the registrar or issuer of the securities.

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Risks Related to Currencies and Corporate Actions in Emerging Markets. Risks related to currencies and corporate actions are also greater in emerging market countries than in developed countries. For example, some emerging market countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be traded internationally, or countries may have varying exchange rates. Some emerging market countries have a higher risk of currency devaluations, and some of these countries may experience sustained periods of high inflation or rapid changes in inflation rates which can have negative effects on a country’s economy and securities markets. Corporate action procedures in emerging market countries may be less reliable and have limited or no involvement by the depositories and central banks. Lack of standard practices and payment systems can lead to significant delays in payment.

Risks Related to Corporate and Securities Laws in Emerging Markets. Securities laws in emerging markets may be relatively new and unsettled and, consequently, there is a risk of rapid and unpredictable change in laws regarding foreign investment, securities regulation, title to securities and shareholder rights. Accordingly, foreign investors may be adversely affected by new or amended laws and regulations. In addition, the systems of corporate governance to which issuers in certain emerging markets are subject may be less advanced than the systems to which issuers located in more developed countries are subject, and therefore, shareholders of such issuers may not receive many of the protections available to shareholders of issuers located in more developed countries. These risks may be heightened in certain countries, including without limitation Russia.

Guaranteed Investment Contracts (Funding Agreements)

Guaranteed investment contracts, or funding agreements, are debt instruments issued by insurance companies. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of the insurance company’s general account. The insurance company then credits to a Fund payments at negotiated, floating or fixed interest rates. A Fund will purchase guaranteed investment contracts only from issuers that, at the time of purchase, meet certain credit and quality standards.

Investing in guaranteed investment contracts is subject to certain risks. In general, guaranteed investment contracts are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market does not exist for these investments. In addition, the issuer may not be able to pay the principal amount to a Fund on seven days notice or less, at which time the investment may be considered illiquid under applicable SEC regulatory guidance and subject to certain restrictions.

Illiquid Securities

Illiquid securities are defined by a Fund consistent with SEC staff’s current guidance and interpretations which provide that an illiquid security is an asset which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which a Fund has valued the investment on its books. Some securities, such as those not registered under U.S. securities laws, cannot be sold in public transactions. Subject to its investment policies, a Fund may invest in illiquid investments and may invest in certain restricted securities that are deemed to be illiquid securities.

Initial Public Offerings

A Fund may invest in initial public offerings (IPOs) of common stock or other primary or secondary syndicated offerings of equity or debt securities issued by a corporate issuer. Fixed income funds frequently invest in these types of offerings of debt securities. A purchase of IPO securities often involves higher transaction costs than those associated with the purchase of securities already traded on exchanges or markets. IPO securities are subject to market risk and liquidity risk. The market value of recently issued IPO securities may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading and speculation, a potentially small number of securities available for trading, limited information about the issuer, and other factors. A Fund may hold IPO securities for a period of time, or may sell them soon after the purchase.

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Investments in IPOs could have a magnified impact – either positive or negative – on a Fund’s performance while the Fund’s assets are relatively small. The impact of an IPO on a Fund’s performance may tend to diminish as the Fund’s assets grow. In circumstances when investments in IPOs make a significant contribution to a Fund’s performance, there can be no assurance that similar contributions from IPOs will continue in the future.

Investing in a Master Portfolio

Investing in a Master Portfolio is the way in which a Feeder Fund may seek to achieve its investment objective. The 1940 Act permits a Fund, under certain conditions, to invest all of its assets in another mutual fund. Under this structure, called a master/feeder structure, the Feeder Fund invests all of its assets in a corresponding Master Portfolio with the same investment objective, principal investment strategies and risks as the Feeder Fund. The Master Portfolio is a separate series of Columbia Funds Master Investment Trust, LLC, which is organized as a limited liability company under the laws of the State of Delaware, and is itself a registered investment company in the Columbia Funds Family. Other entities (e.g., other investment companies, commingled trust funds, institutional and certain individual investors), along with other Feeder Funds, may invest in the Master Portfolio from time to time. Accordingly, there also may be other investment companies, as well as other investment vehicles, through which you can invest in the Master Portfolio that may have higher or lower fees and expenses than those of the Feeder Fund and that, therefore, may have different performance results than the Feeder Fund.

The primary advantages of the master/feeder structure are potential economies of scale. For example, the larger asset size of the Master Portfolio may allow it to purchase securities and engage in brokerage transactions on more favorable terms than might otherwise be available to the Feeder Fund alone, as well as, over time, to enjoy other benefits associated with achieving economies of scale.

Investing in a Master Portfolio is subject to certain risks. As with any mutual fund, other investors in the Master Portfolio could control the results of voting at the Master Portfolio level in certain instances (e.g., a change in fundamental policies by the Master Portfolio which was not approved by the Fund’s shareholders). This could cause the Feeder Fund to withdraw its investment in the Master Portfolio. The Feeder Fund also may withdraw its investment in the Master Portfolio at any time if the Board determines that it is in the best interest of the Feeder Fund to do so. Upon such withdrawal, the Board would consider what action should be taken, including the investment of all of the assets of the Feeder Fund in another pooled investment entity having, for example, the same (or similar) investment objective, principal investment strategies and risks as the Feeder Fund or the hiring of an investment adviser to manage the Feeder Fund’s assets in accordance with its investment objective and principal investment strategies. Further, the withdrawal of other entities that may from time to time invest in the Master Portfolio could have an adverse effect on the performance of the Master Portfolio and the Feeder Fund, such as decreased economies of scale and increased per share operating expenses.

Investments in Other Investment Companies

Investing in other investment companies may be a means by which a Fund seeks to achieve its investment objective. A Fund may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act, the rules and regulations thereunder and any exemptive orders currently or in the future obtained by a Fund from the SEC. These securities include shares of other open-end investment companies (i.e., mutual funds), closed-end funds, ETFs and business development companies.

Except with respect to funds structured as funds-of-funds or so-called master/feeder funds, the 1940 Act generally requires that a fund limit its investments in another investment company or series thereof so that, as determined at the time a securities purchase is made: (i) no more than 5% of the value of its total assets will be invested in the securities of any one investment company; (ii) no more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies; and (iii) no more than 3% of the outstanding voting stock of any one investment company or series thereof will be owned by a fund or by

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companies controlled by a fund. Such other investment companies may include ETFs, which are shares of publicly traded unit investment trusts, open-end funds or depositary receipts that seek to track the performance of specific indexes or companies in related industries.

Investing in other investment companies is subject to certain risks. Although a Fund may derive certain advantages from being able to invest in shares of other investment companies, such as to be fully invested, there may be potential disadvantages. Investing in other investment companies may result in higher fees and expenses for a Fund and its shareholders. A shareholder may be charged fees not only on Fund shares held directly but also on the investment company shares that a Fund purchases.

In addition, investing in ETFs is subject to certain other risks. ETFs generally are subject to the same risks as the underlying securities the ETFs are designed to track as well as to the risks of the specific sector or industry to which the ETF relates. ETFs also are subject to the risk that their prices may not totally correlate to the prices of the underlying securities the ETFs are designed to track and the risk of possible trading halts due to market conditions or for other reasons.

Under the 1940 Act and rules and regulations thereunder, a Fund may purchase shares of affiliated funds, subject to certain conditions. Investing in affiliated funds may present certain actual or potential conflicts of interest. For more information about such actual and potential conflicts of interest, see Investment Advisory and Other Services – Other Roles and Relationships of Ameriprise Financial and its Affiliates – Certain Conflicts of Interest.

Low and Below Investment Grade Securities

Low and below investment grade securities (below investment grade securities are also known as “junk bonds” or “high yield” bonds) are debt securities with the lowest investment grade rating (e.g., BBB by S&P and Fitch or Baa by Moody’s), that are below investment grade (e.g., lower than BBB by S&P and Fitch or Baa by Moody’s) or that are unrated but determined by the Investment Manager or, as applicable, a subadviser to be of comparable quality. These types of securities may be issued to fund corporate transactions or restructurings, such as leveraged buyouts, mergers, acquisitions, debt reclassifications or similar events, are more speculative in nature than securities with higher ratings and tend to be more sensitive to credit risk, particularly during a downturn in the economy. These types of securities generally are issued by unseasoned companies without long track records of sales and earnings, or by companies or municipalities that have questionable credit strength. Low and below investment grade securities and comparable unrated securities: (i) likely will have some quality and protective characteristics that, in the judgment of one or more NRSROs, are outweighed by large uncertainties or major risk exposures to adverse conditions; (ii) are speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation; and (iii) may have a less liquid secondary market, potentially making it difficult to value or sell such securities. Low and below investment grade securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments – Variable- and Floating-Rate Obligations, Permissible Fund Investments – Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments – Private Placement and Other Restricted Securities for more information.

Investing in low and below investment grade securities and comparable unrated securities is subject to certain risks. The rates of return on these types of securities generally are higher than the rates of return available on more highly rated securities, but generally involve greater volatility of price and risk of loss of principal and income, including the possibility of default by or insolvency of the issuers of such securities. Accordingly, a Fund may be more dependent on the Investment Manager’s or a subadviser’s credit analysis with respect to these types of securities than is the case for more highly rated securities.

The market values of certain low and below investment grade securities and comparable unrated securities tend to be more sensitive to individual corporate developments and changes in economic conditions than are the

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market value of more highly rated securities. In addition, issuers of low and below investment grade and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.

The risk of loss due to default is greater for low and below investment grade and comparable unrated securities than it is for higher rated securities because low and below investment grade securities and comparable unrated securities generally are unsecured and frequently are subordinated to more senior indebtedness. A Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its holdings of such securities. The existence of limited markets for lower-rated debt securities may diminish a Fund’s ability to: (i) obtain accurate market quotations for purposes of valuing such securities and calculating portfolio net asset value; and (ii) sell the securities at fair market value either to meet redemption requests or to respond to changes in the economy or in financial markets.

Many lower-rated securities are not registered for offer and sale to the public under the 1933Act. Investments in these restricted securities may be determined to be liquid (able to be sold within seven days at approximately the price at which they are valued by a Fund) pursuant to policies approved by the Fund’s Trustees. Investments in illiquid securities, including restricted securities that have not been determined to be liquid, may not exceed 15% of a Fund’s net assets. A Fund is not otherwise subject to any limitation on its ability to invest in restricted securities. Restricted securities may be less liquid than other lower-rated securities, potentially making it difficult to value or sell such securities.

Money Market Instruments

Money market instruments are high-quality, short-term debt obligations, which include: (i) bank obligations, including certificates of deposit, time deposits and bankers’ acceptances; (ii) funding agreements; (iii) repurchase agreements; (iv) obligations of the United States, foreign countries and supranational entities, and each of their subdivisions, agencies and instrumentalities; (v) certain corporate debt securities, such as commercial paper, short-term corporate obligations and extendible commercial notes; (vi) participation interests; and (vii) municipal securities. Money market instruments may be structured as fixed-, variable- or floating-rate obligations and may be privately placed or publicly offered. See Permissible Fund Investments – Variable- and Floating-Rate Obligations and Permissible Fund Investments – Private Placement and Other Restricted Securities for more information.

Investing in money market instruments is subject to certain risks. Money market instruments (other than certain U.S. Government obligations) are not backed or insured by the U.S. Government, its agencies or its instrumentalities. Accordingly, only the creditworthiness of an issuer, or guarantees of that issuer, support such instruments.

Mortgage-Backed Securities

Mortgage-backed securities are a type of asset-backed security and represent interests in, or debt instruments backed by, pools of underlying mortgages. In some cases, these underlying mortgages may be insured or guaranteed by the U.S. Government or its agencies. Mortgage-backed securities entitle the security holders to receive distributions that are tied to the payments made on the underlying mortgage collateral (less fees paid to the originator, servicer, or other parties, and fees paid for credit enhancement), so that the payments made on the underlying mortgage collateral effectively pass through to such security holders. Mortgage-backed securities are created when mortgage originators (or mortgage loan sellers who have purchased mortgage loans from mortgage loan originators) sell the underlying mortgages to a special purpose entity in a process called a securitization. The special purpose entity issues securities that are backed by the payments on the underlying mortgage loans, and have a minimum denomination and specific term. Mortgage-backed securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon

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securities and may be privately placed or publicly offered. See Permissible Fund Investments – Variable- and Floating-Rate Obligations, Permissible Fund Investments – Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments – Private Placement and Other Restricted Securities for more information.

Mortgage-backed securities may be issued or guaranteed by GNMA (also known as Ginnie Mae), FNMA (also known as Fannie Mae), or FHLMC (also known as Freddie Mac), but also may be issued or guaranteed by other issuers, including private companies. GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. Until recently, FNMA and FHLMC were government-sponsored corporations owned entirely by private stockholders. Both issue mortgage-related securities that contain guarantees as to timely payment of interest and principal but that are not backed by the full faith and credit of the U.S. Government. The value of the companies’ securities fell sharply in 2008 due to concerns that the firms did not have sufficient capital to offset losses. The U.S. Treasury has historically had the authority to purchase obligations of Fannie Mae and Freddie Mac. In addition, in 2008, due to capitalization concerns, Congress provided the U.S. Treasury with additional authority to lend Fannie Mae and Freddie Mac emergency funds and to purchase the companies’ stock, as described below. In September 2008, the U.S. Treasury and the Federal Housing Finance Agency (FHFA) announced that Fannie Mae and Freddie Mac had been placed in conservatorship.

Since 2009, Fannie Mae and Freddie Mac have received significant capital support through U.S. Treasury preferred stock purchases and Federal Reserve purchases of their mortgage backed securities. While the Federal Reserve’s purchases have terminated, the U.S. Treasury announced in December 2009 that it would continue its support for the entities’ capital as necessary to prevent a negative net worth through at least 2012. While the U.S. Treasury is committed to offset negative equity at Fannie Mae and Freddie Mac through its preferred stock purchases through 2012, no assurance can be given that the Federal Reserve, U.S. Treasury, or FHFA initiatives discussed above will ensure that Fannie Mae and Freddie Mac will remain successful in meeting their obligations with respect to the debt and mortgage-backed securities they issue beyond that date. In addition, Fannie Mae and Freddie Mac also are the subject of several continuing class action lawsuits and investigations by federal regulators over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the entities is in serious question as the U.S. Government reportedly is considering multiple options, ranging from nationalization, privatization, consolidation, or abolishment of the entities.

CMOs are debt obligations issued by special-purpose trusts, collateralized by underlying mortgage assets. Principal prepayments on underlying mortgage assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a periodic basis. The principal and interest payments on the underlying mortgage assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgage assets are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

REMICs are entities that own mortgages and elect REMIC status under the Code and, like CMOs, issue debt obligations collateralized by underlying mortgage assets that have characteristics similar to those issued by CMOs.

Investing in mortgage-backed securities is subject to certain risks, including, among others, prepayment, market and credit risks. Prepayment risk reflects the risk that borrowers may prepay their mortgages more quickly than expected, which may affect the security’s average maturity and rate of return. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise

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prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages also may be affected by home value appreciation, ease of the refinancing process and local economic conditions, among other factors. Market risk reflects the risk that the price of a security may fluctuate over time. The price of mortgage-backed securities can be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, which in turn may decrease their value. Credit risk reflects the risk that a holder of mortgage-backed securities may not receive all or part of its principal because the issuer, any credit enhancer and/or the underlying mortgage borrower has defaulted on its obligations. Credit risk is increased for mortgage-backed securities that are backed by mortgages to so-called subprime borrowers (who may pose a greater risk of defaulting on their loans) or that are subordinated to another security (i.e., if the holder of a mortgage-backed security is entitled to receive payments only after payment obligations to holders of the other security are satisfied). The more deeply subordinated the security, the greater the credit risk associated with the security will be. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than mortgage-backed securities guaranteed by the U.S. Government. The performance of mortgage-backed securities issued by private issuers generally depends on the financial health of those institutions.

Municipal Securities

Municipal securities include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities. Municipal securities can be classified into two principal categories, including “general obligation” bonds and other securities and “revenue” bonds and other securities. General obligation bonds are secured by the issuer’s full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, such as the user of the facility being financed. Municipal securities also may include “moral obligation” securities, which normally are issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the governmental entity that created the special purpose public authority. Municipal securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments – Variable- and Floating-Rate Obligations, Permissible Fund Investments – Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments – Private Placement and Other Restricted Securities for more information.

Municipal securities may include municipal bonds, municipal notes and municipal leases. Municipal bonds are debt obligations of a governmental entity that obligate the municipality to pay the holder a specified sum of money at specified intervals and to repay the principal amount of the loan at maturity.

Municipal notes may be issued by governmental entities and other tax-exempt issuers in order to finance short-term cash needs or, occasionally, to finance construction. Most municipal notes are general obligations of the issuing entity payable from taxes or designated revenues expected to be received within the relevant fiscal period. Municipal notes generally have maturities of one year or less. Municipal notes can be subdivided into two sub-categories: (i) municipal commercial paper and (ii) municipal demand obligations.

Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold, for example, to meet seasonal working capital or interim construction financing needs of a governmental entity or agency. While these obligations are intended to be paid from general revenues or

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refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

Municipal demand obligations can be subdivided into two general types: variable rate demand notes and master demand obligations. Variable rate demand notes are tax-exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand notes in which a Fund may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes generally provide that interest rates are adjustable at intervals ranging from daily to six months.

Master demand obligations are tax-exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, excluded from gross income for federal income tax purposes (but not necessarily for alternative minimum tax purposes). Although there is no secondary market for master demand obligations, such obligations are considered by a Fund to be liquid because they are payable upon demand.

Municipal lease obligations are participations in privately arranged loans to state or local government borrowers. In general, such loans are unrated, in which case they will be determined by the Investment Manager or a subadviser, as applicable, to be of comparable quality at the time of purchase to rated instruments that may be acquired by a Fund. Frequently, privately arranged loans have variable interest rates and may be backed by a bank letter of credit. In other cases, they may be unsecured or may be secured by assets not easily liquidated. Moreover, such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender.

Although lease obligations do not constitute general obligations of the municipal issuer to which the government’s taxing power is pledged, a lease obligation ordinarily is backed by the government’s covenant to budget for, appropriate, and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses that provide that the government has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a periodic basis. In the case of a “non-appropriation” lease, a Fund’s ability to recover under the lease in the event of non-appropriation or default likely will be limited to the repossession of the leased property in the event that foreclosure proves difficult.

Tender option bonds are municipal securities having relatively long maturities and bearing interest at a fixed interest rate substantially higher than prevailing short-term tax-exempt rates that is coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, to grant the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. The financial institution receives periodic fees equal to the difference between the municipal security’s coupon rate and the rate that would cause the security to trade at face value on the date of determination.

Investing in municipal securities is subject to certain risks. There are variations in the quality of municipal securities, both within a particular classification and between classifications, and the rates of return on municipal securities can depend on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of NRSROs represent their opinions as to the quality of municipal securities. It should be emphasized, however, that these ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate, and rating may have different rates of return while municipal securities of the same maturity and interest rate with different ratings may have the same rate of return.

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Because municipal securities are often issued to support health care, education, utilities, and transportation, a Fund’s investment in municipal securities may subject the Fund to risks of those sectors, including the risks described below. Companies in the health care sector are subject to extensive government regulation. Their profitability can be affected significantly and adversely by, among other factors, restrictions on government reimbursement for medical expenses, government approval of medical products and services and competitive pricing pressures. Companies in the health care sector also potentially are subject to extensive product liability and other similar litigation. Bonds related to education may be subject to the risk of unanticipated revenue decline caused by lower enrollment, higher operating costs or decreasing governmental funding. Student loan revenue bonds are subject to the risk of default and repayment deferral, periods of forbearance, changes in federal legislation, and loss of federal or state subsidies. Bonds relating to utilities are subject to the risks facing utilities companies, such as domestic and international competition and rate changes initiated by governments and their agencies. Bonds relating to transportation are highly dependent on economic conditions and fuel costs and may be adversely affected by government regulation and local and world events.

The payment of principal and interest on most municipal securities purchased by a Fund will depend upon the ability of the issuers to meet their obligations. An issuer’s obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the United States Bankruptcy Code. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.

There are particular considerations and risks relevant to investing in a portfolio of a single state’s municipal securities, such as the greater risk of the concentration of portfolio holdings. Each state’s municipal securities may include, in addition to securities issued by the relevant state and its political subdivisions, agencies, authorities and instrumentalities, securities issued by the governments of Guam, Puerto Rico or the U.S. Virgin Islands. These securities may be subject to different risks than municipal securities issued by the relevant state and its political subdivisions, agencies, authorities and instrumentalities.

The Funds ordinarily purchase municipal securities whose interest, in the opinion of bond counsel, is excluded from gross income for federal income tax purposes. The opinion of bond counsel may assert that such interest is not an item of tax preference for the purposes of the alternative minimum tax or is exempt from certain state or local taxes. There is no assurance that the applicable taxing authority will agree with this opinion. In the event, for example, the IRS determines that an issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. Only certain of the Funds qualify to pass exempt interest through to shareholders (see Special Tax Considerations pertaining to Tax-Exempt Fund under Taxation below). As a shareholder of such a Fund, you may be required to file an amended tax return under the circumstances described above, reporting such income as taxable.

For more information about the economic conditions, legal matters and key risks associated with investments in certain states, see Appendix D.

Participation Interests

Participation interests (also called pass-through certificates or securities) represent an interest in a pool of debt obligations, such as municipal bonds or notes, that have been “packaged” by an intermediary, such as a bank or broker-dealer. Participation interests typically are issued by partnerships or trusts through which a Fund receives principal and interest payments that are passed through to the holder of the participation interest from the payments made on the underlying debt obligations. The purchaser of a participation interest receives an undivided interest in the underlying debt obligations. The issuers of the underlying debt obligations make interest and principal payments to the intermediary, as an initial purchaser, which are passed through to purchasers in the secondary market, such as a Fund. Mortgage-backed securities are a common type of participation interest.

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Participation interests may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in- kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments – Variable- and Floating-Rate Obligations, Permissible Fund Investments – Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments – Private Placement and Other Restricted Securities for more information.

Loan participations also are a type of participation interest. Loan participations are interests in loans that are administered by a lending bank or agent for a syndicate of lending banks and sold by the bank or syndicate members.

Investing in participation interests is subject to certain risks. Participation interests generally are subject to the credit risk associated with the underlying borrowers. If the underlying borrower defaults, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if a Fund had purchased a direct obligation of the borrower. A Fund also may be deemed a creditor of the lending bank or syndicate members and be subject to the risk that the lending bank or syndicate members may become insolvent.

Preferred Stock

Preferred stock represents units of ownership of a corporation that frequently have dividends that are set at a specified rate. Preferred stock has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock shares some of the characteristics of both debt and equity. Preferred stock ordinarily does not carry voting rights. Most preferred stock is cumulative; if dividends are passed (i.e., not paid for any reason), they accumulate and must be paid before common stock dividends. Participating preferred stock entitles its holders to share in profits above and beyond the declared dividend, along with common shareholders, as distinguished from nonparticipating preferred stock, which is limited to the stipulated dividend. Convertible preferred stock is exchangeable for a given number of shares of common stock and thus tends to be more volatile than nonconvertible preferred stock, which generally behaves more like a fixed income bond. Preferred stock may be privately placed or publicly offered. See Permissible Fund Investments – Private Placement and Other Restricted Securities for more information.

Auction preferred stock (APS) is a type of adjustable-rate preferred stock with a dividend determined periodically in a Dutch auction process by corporate bidders. Shares typically are bought and sold at face values generally ranging from $100,000 to $500,000 per share.

In addition to reinvestment risk if interest rates fall, some specific risks with regard to APS include:

•

Failed auction: A breakdown of the auction process can occur. In the event that the process fails, the rate is reset at the maximum applicable rate, which is usually described in the prospectuses and typically is influenced by the issuer’s credit rating. In a failed auction, current shareholders generally are unable to sell some, or all, of the shares when the auction is completed. Typically, the liquidity for APS that have experienced a failed auction becomes very limited. If a failed auction were to occur, the shareholder generally would hold his or her shares until the next auction. Should there not be subsequent auctions that “cure” the failed process, the shareholder may: (1) hold the APS in anticipation of a refinancing by the issuer that would cause the APS to be called, or (2) hold securities either indefinitely or in anticipation of the development of a secondary market.

•	Early call risk: APS generally is redeemable at any time, usually upon notice, at the issuer’s option, at par plus accrued dividends.

Investing in preferred stock is subject to certain risks. For example, stock market risk is the risk that the value of such stocks, like the broader stock markets, may decline over short or even extended periods. Domestic and foreign stock markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. The value of individual stocks will rise and decline based on factors specific to each corporation, such as changes in earnings or management.

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Investing in preferred stock also may involve the risks applicable to investing in a particular company. For example, stocks of smaller companies tend to have greater price fluctuations than stocks of larger companies because, among other things, they trade less frequently and in lower volumes, are more susceptible to changes in economic conditions, are more reliant on singular products or services and are more vulnerable to larger competitors. Stocks of these companies may have a higher potential for gains but also are subject to greater risk of loss.

Investing in preferred stock also may involve the risks applicable to investing in a particular industry, such as technology, financial services, consumer goods or natural resources (e.g., oil and gas). To some extent, the prices of stocks tend to move by industry sector. When market conditions favorably affect, or are expected to favorably affect, an industry, the prices of the stocks of companies in that industry tend to rise. Conversely, negative news or a poor outlook for a particular industry can cause the value of those companies’ stock to decline.

Private Placement and Other Restricted Securities

Private placement securities are securities that have been privately placed and are not registered under the 1933 Act. They are eligible for sale only to certain eligible investors. Private placements often may offer attractive opportunities for investment not otherwise available on the open market. Private placement and other “restricted” securities often cannot be sold to the public without registration under the 1933 Act or the availability of an exemption from registration (such as Rules 144 or 144A), or they are “not readily marketable” because they are subject to other legal or contractual delays in or restrictions on resale. Asset-backed securities, common stock, convertible securities, corporate debt securities, foreign securities, low and below investment grade securities, money market instruments, mortgage-backed securities, municipal securities, participation interests, preferred stock and other types of equity and debt instruments may be privately placed or restricted securities.

Private placements typically may be sold only to qualified institutional buyers (or, in the case of the initial sale of certain securities, such as those issued in collateralized debt obligations or collateralized loan obligations, to accredited investors (as defined in Rule 501(a) under the 1933 Act), or in a privately negotiated transaction or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration.

Investing in private placement and other restricted securities is subject to certain risks. Private placements may be considered illiquid securities. Private placements typically are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing a Fund’s net asset value due to the absence of a trading market.

Real Estate Investment Trusts and Master Limited Partnerships

REITs are entities that either own properties or make construction or mortgage loans and also may include operating or finance companies. An equity REIT generally holds equity positions in real estate and seeks to provide its shareholders with income from the leasing of its properties and with capital gains from any sales of properties. A mortgage REIT generally specializes in lending money to owners of properties and passes through any interest income it may earn to its shareholders.

Partnership units of real estate and other types of companies sometimes are organized as master limited partnerships in which ownership interests are publicly traded. Master limited partnerships often own several

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properties or businesses (or directly own interests) that are related to real estate development and the oil and gas industries, but they also may finance motion pictures, research and development and other projects.

Equity investments in REITs are subject to certain risks associated with direct ownership of real estate, including, for example, declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. REITs also may be subject to interest rate risk. In general, increases in interest rates will decrease the value of high-yield securities and increase the costs of obtaining financing, which could decrease the value of a REIT’s investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. Both equity and mortgage REITs are dependent upon management skills. REITs also may be subject to heavy cash flow dependency, defaults by borrowers, and the possibility of failing to qualify for preferential tax treatment under the Code, which could adversely affect dividend payments. REITs also may not be diversified.

Equity investments in master limited partnerships generally are subject to the risks applicable to investing in a partnership as opposed to a corporation, which may include fewer protections afforded to investors. Additional risks include those associated with the specific industries in which a master limited partnership invests, such as the risks associated with investing in the real estate or oil and gas industries.

Repurchase Agreements

Repurchase agreements are agreements under which a Fund acquires a security for a relatively short period of time subject to the obligation of a seller to repurchase and a Fund to resell such security at a fixed time and price (representing a Fund’s cost plus interest). Repurchase agreements also may be viewed as loans made by a Fund that are collateralized by the securities subject to repurchase. A Fund typically will enter into repurchase agreements only with commercial banks, registered broker-dealers and the Fixed Income Clearing Corporation. Such transactions are monitored to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including any accrued interest. Repurchase agreements generally are subject to counterparty risk.

If a counterparty defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale are less than the resale price provided in the repurchase agreement including interest. In the event that a counterparty fails to perform because it is insolvent or otherwise subject to insolvency proceedings against it, a Fund’s right to take possession of the underlying securities would be subject to applicable insolvency law and procedure, including an automatic stay (which would preclude immediate enforcement of a Fund’s rights) and exemptions thereto (which would permit a Fund to take possession of the underlying securities or to void a repurchase agreement altogether). Since it is possible that an exemption from the automatic stay would not be available, a Fund might be prevented from immediately enforcing its rights against the counterparty. Accordingly, if a counterparty becomes insolvent or otherwise subject to insolvency proceedings against it, a Fund may incur delays in or be prevented from liquidating the underlying securities and could experience losses, including the possible decline in value of the underlying securities during the period in which a Fund seeks to enforce its rights thereto, possible subnormal levels of income or lack of access to income during such time, as well as the costs incurred in enforcing a Fund’s rights. For example, if a Fund enters into a repurchase agreement with a broker that becomes insolvent, it is possible for the Securities Investor Protection Corporation (SIPC) to institute a liquidation proceeding in federal court against the broker counterparty which could lead to a foreclosure by SIPC of the underlying securities or SIPC may stay, or preclude, a Fund’s ability under contract to terminate the repurchase agreement.

Reverse Repurchase Agreements

Reverse repurchase agreements are agreements under which a Fund sells a security subject to the obligation of a buyer to resell and a Fund to repurchase such security at a fixed time and price. Reverse repurchase agreements also may be viewed as borrowings made by a Fund.

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Reverse repurchase agreements involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Fund’s obligation to repurchase the securities. In addition, reverse repurchase agreements are techniques involving leverage, and are subject to asset coverage requirements. Under the requirements of the 1940 Act, a Fund is required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings.

Sovereign Debt

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. (See also Permissible Fund Investments – Foreign Securities.) In addition, there may be no legal recourse against a sovereign debtor in the event of default.

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis that led to defaults and the restructuring of certain indebtedness.

Sovereign debt includes Brady Bonds, which are securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness.

Standby Commitments

Standby commitments are securities under which a purchaser, usually a bank or broker-dealer, agrees to purchase, for a fee, an amount of a Fund’s municipal obligations. The amount payable by a bank or broker-dealer to purchase securities subject to a standby commitment typically will be substantially the same as the value of the underlying municipal securities. A Fund may pay for standby commitments either separately in cash or by paying a higher price for portfolio securities that are acquired subject to such a commitment.

Using standby commitments is subject to certain risks. Standby commitments are subject to the risk that a counterparty will not fulfill its obligation to purchase securities subject to a standby commitment.

Stripped Securities

Stripped securities are securities that evidence ownership in either the future interest or principal payments on an instrument. There are many different types and variations of stripped securities. For example, Separate Trading of Registered Interest and Principal Securities (STRIPS), can be component parts of a U.S. Treasury security where the principal and interest components are traded independently through DTC, a clearing agency registered pursuant to Section 17A of the 1934 Act and created to hold securities for its participants, and to facilitate the clearance and settlement of securities transactions between participants through electronic computerized book-entries, thereby eliminating the need for physical movement of certificates. Treasury Investor Growth Receipts (TIGERs) are U.S. Treasury securities stripped by brokers. Stripped mortgage-backed securities, or SMBS, also can be issued by the U.S. Government or its agencies. Stripped securities may be structured as fixed-, variable- or floating-rate obligations. See Permissible Fund Investments – Variable- and Floating-Rate Obligations for more information.

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SMBS usually are structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed assets. Common types of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage-backed assets, while another class receives most of the interest and the remainder of the principal.

Investing in stripped securities is subject to certain risks. If the underlying obligations experience greater than anticipated prepayments of principal, a Fund may fail fully to recoup its initial investment in such securities. The market value of the class consisting primarily or entirely of principal payments can be especially volatile in response to changes in interest rates. The rates of return on a class of SMBS that receives all or most of the interest are generally higher than prevailing market rates of return on other mortgage-backed obligations because their cash flow patterns also are volatile and there is a greater risk that the initial investment will not be recouped fully.

U.S. Government and Related Obligations

U.S. Government obligations include U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. Government or by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. Government differ in their interest rates, maturities and time of issuance, as well as with respect to whether they are guaranteed by the U.S. Government. U.S. Government and related obligations may be structured as fixed-, variable- or floating-rate obligations. See Permissible Fund Investments – Variable- and Floating-Rate Obligations for more information.

U.S. Government obligations also include senior unsecured debt securities issued between October 14, 2008 and June 30, 2009 by eligible issuers (including U.S. depository institutions insured by the FDIC (and certain affiliates), U.S. bank holding companies and certain U.S. savings and loan holding companies) that are guaranteed by the FDIC under its Temporary Liquidity Guarantee Program (the TLGP). The FDIC’s guarantee under the TLGP will expire upon the earlier of (i) maturity of such security or (ii) June 30, 2012. It is the view of the FDIC and the staff of the Securities and Exchange Commission that any debt security that is guaranteed by the FDIC under the TLGP and that has a maturity that ends on or before June 30, 2012 would be a security exempt from registration under Section 3(a)(2) of the Securities Act of 1933 because such security would be fully and unconditionally guaranteed by the FDIC.

Investing in securities guaranteed under the TLGP is subject to certain risks. Given that there is a limited track record for securities guaranteed under the TLGP, it is uncertain whether such securities will continue to trade in line with recent experience in relation to treasury and government agency securities in terms of yield spread and the volatility of such spread and it is uncertain how such securities will trade in the secondary market and whether that market will be liquid or illiquid. The TLGP is subject to change. In order to collect from the FDIC under the TLGP, a claims process must be followed. Failure to follow the claims process could result in a loss to the right to payment under the guarantee. In addition, guarantee payments by the FDIC under the TLGP may be delayed.

Investing in U.S. Government and related obligations is subject to certain risks. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency or instrumentality and, as a result, may be subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Obligations of U.S. Government agencies, authorities, instrumentalities and sponsored enterprises historically have involved limited risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law.

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On August 5, 2011, S&P lowered its long-term sovereign credit rating for the United States of America to “AA+” from “AAA.” Because a Fund may invest in U.S. Government obligations, the value of a Fund’s shares may be adversely affected by S&P’s downgrade or any future downgrades of the U.S. Government’s credit rating. While the long-term impact of the downgrade is uncertain, it could, for example, lead to increased volatility in the short-term. See Appendix A for a description of securities ratings.

Variable- and Floating-Rate Obligations

Variable- and floating-rate obligations provide for periodic adjustments in the interest rate and, under certain circumstances, varying principal amounts. Unlike a fixed interest rate, a variable, or floating, rate is one that rises and declines based on the movement of an underlying index of interest rates and may pay interest at rates that are adjusted periodically according to a specified formula. Asset-backed securities, bank obligations, convertible securities, corporate debt securities, foreign securities, low and below investment grade securities, money market instruments, mortgage-backed securities, municipal securities, participation interests, stripped securities, U.S. Government and related obligations and other types of debt instruments may be structured as variable- and floating-rate obligations.

Investing in variable- and floating-rate obligations is subject to certain risks. Variable- and floating-rate obligations may involve direct lending arrangements between the purchaser and the issuer and there may be no active secondary market, making it difficult to resell such obligations to a third party. Variable- and floating-rate obligations also may be subject to interest rate and credit risks. Changes in interest rates can affect the rate of return on such obligations. If an issuer of a variable- or floating-rate obligation defaults, a Fund could sustain a loss to the extent of such default.

Warrants and Rights

Warrants and rights are types of securities that give a holder a right to purchase shares of common stock. Warrants usually are issued together with a bond or preferred stock and entitle a holder to purchase a specified amount of common stock at a specified price typically for a period of years. Rights usually have a specified purchase price that is lower than the current market price and entitle a holder to purchase a specified amount of common stock typically for a period of only weeks. Warrants may be used to enhance the marketability of a bond or preferred stock.

Warrants and rights may be subject to the risk that the securities could lose value. There also is the risk that the potential exercise price may exceed the market price of the warrants or rights, such as when there is no movement in the market price or the market price of such securities declines.

When-Issued, Delayed Delivery and Forward Commitment Transactions

When-issued, delayed delivery and forward commitment transactions involve the purchase or sale of securities by a Fund, with payment and delivery taking place in the future. When engaging in when-issued, delayed delivery and forward commitment transactions, a Fund typically will hold cash or liquid securities in a segregated account in an amount equal to or greater than the purchase price. The payment obligation and, if applicable, the interest rate that will be received on the securities, are fixed at the time that a Fund agrees to purchase the securities. A Fund generally will enter into when-issued, delayed delivery and forward commitment transactions only with the intention of completing such transactions. However, the Investment Manager or a subadviser may determine not to complete a transaction if it deems it appropriate. In such cases, a Fund may realize short-term gains or losses.

When-issued, delayed delivery and forward commitment transactions involve the risks that the securities purchased may fall in value by the time they actually are issued or that the other party may fail to honor the contract terms. A Fund that invests in delayed delivery securities may rely on a third party to complete the

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transaction. Failure by a third party to deliver a security purchased on a delayed delivery basis may result in a financial loss to a Fund or the loss of an opportunity to make an alternative investment.

Zero-Coupon, Pay-in-Kind and Step-Coupon Securities

Zero-coupon, pay-in-kind and step-coupon securities are types of debt instruments that do not necessarily make payments of interest in fixed amounts or at fixed intervals. Asset-backed securities, convertible securities, corporate debt securities, foreign securities, low and below investment grade securities, mortgage-backed securities, municipal securities, participation interests, stripped securities, U.S. Government and related obligations and other types of debt instruments may be structured as zero-coupon, pay-in-kind and step-coupon securities.

Zero-coupon securities do not pay interest on a current basis but instead accrue interest over the life of the security. These securities include, among others, zero-coupon bonds, which either may be issued at a discount by a corporation or government entity or may be created by a brokerage firm when it strips the coupons from a bond or note and then sells the bond or note and the coupon separately. This technique is used frequently with U.S. Treasury bonds, and zero-coupon securities are marketed under such names as CATS (Certificate of Accrual on Treasury Securities), TIGERs or STRIPS. Zero-coupon bonds also are issued by municipalities. Buying a municipal zero-coupon bond frees its purchaser of the obligation to pay regular federal income tax on imputed interest, since the interest is exempt for regular federal income tax purposes. Zero-coupon certificates of deposit and zero-coupon mortgages are generally structured in the same fashion as zero-coupon bonds; the certificate of deposit holder or mortgage holder receives face value at maturity and no payments until then.

Pay-in-kind securities normally give the issuer an option to pay cash at a coupon payment date or to give the holder of the security a similar security with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

Step-coupon securities trade at a discount from their face value and pay coupon interest. The coupon rate is paid according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issue.

Zero-coupon, step-coupon and pay-in-kind securities holders generally have substantially all the rights and privileges of holders of the underlying coupon obligations or principal obligations. Holders of these securities have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer and are not required to act in concert with other holders of such securities.

Investing in zero-coupon, pay-in-kind and step-coupon securities is subject to certain risks, including that market prices of zero-coupon, pay-in-kind and step-coupon securities generally are more volatile than the prices of securities that pay interest periodically and in cash, and are likely to respond to changes in interest rates to a greater degree than other types of debt securities.

Because zero-coupon securities bear no interest, they are volatile. Since zero-coupon bondholders do not receive interest payments, zero-coupon securities fall more dramatically than bonds paying interest on a current basis when interest rates rise. However, when interest rates fall, zero-coupon securities rise more rapidly in value than interest paying bonds.

Borrowings

Each Fund has a fundamental policy with respect to borrowing that can be found under the heading About the Funds’ Investments – Fundamental and Non-Fundamental Investment Policies. Specifically, each Fund

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may not borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds. In general, pursuant to the 1940 Act, a Fund may borrow money only from banks in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount must be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

The Funds participate in a committed line of credit (Line of Credit). Any advance under the Line of Credit is contemplated primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely sale of portfolio securities.

Pursuant to an exemptive order from the SEC, a Fund may, subject to certain conditions, borrow money from or lend money to other funds in the Columbia Funds Family or any other registered investment company advised by the Investment Manager or its affiliates for temporary emergency purposes in order to facilitate redemption requests, or for other purposes consistent with Fund investment policies and restrictions. All loans are set at an interest rate between the rates charged on overnight repurchase agreements and short-term bank loans.

Short Sales

A Fund may sometimes sell securities short when it owns an equal amount of such securities as those securities sold short. This is a technique known as selling short “against the box.” If a Fund makes a short sale “against the box,” it would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. To secure its obligation to deliver securities sold short, a Fund will deposit in escrow in a separate account with the custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. A Fund can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by a Fund, because a Fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

Short sales “against the box” entail many of the same risks and considerations described below regarding short sales not “against the box.” However, when a Fund sells short “against the box” it typically limits the amount of securities that it has leveraged. A Fund’s decision to make a short sale “against the box” may be a technique to hedge against market risks when the Investment Manager or a subadviser believes that the price of a security may decline, causing a decline in the value of a security owned by a Fund or a security convertible into or exchangeable for such security. In such case, any future losses in a Fund’s long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities a Fund owns, either directly or indirectly, and, in the case where a Fund owns convertible securities, changes in the investment values or conversion premiums of such securities. Short sales may have adverse tax consequences to a Fund and its shareholders.

Subject to its fundamental and non-fundamental investment policies, a Fund may engage in short sales that are not “against the box,” which are sales by a Fund of securities or commodity futures contracts that it does not own in hopes of purchasing the same security, contract or instrument at a later date at a lower price. The technique is also used to protect a profit in a long-term position in a security or commodity futures contract or other instrument. To make delivery to the buyer, a Fund must borrow or purchase the security. If borrowed, a Fund is then obligated to replace the security borrowed from the third party, so a Fund must purchase the security at the market price at a later time. If the price of the security has increased during this time, then a Fund will incur a loss equal to the increase in price of the security from the time of the short sale plus any premiums and interest paid to the third party. (Until the security is replaced, a Fund is required to pay to the lender amounts

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equal to any dividends or interest which accrue during the period of the loan. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.)

Short sales by a Fund that are not made “against the box” create opportunities to increase a Fund’s return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Because a Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, a Fund’s NAV per share tends to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest a Fund may be required to pay in connection with the short sale. Short sales could potentially involve unlimited loss, as the market price of securities sold short may continually increase, although a Fund can mitigate any such losses by replacing the securities sold short. Under adverse market conditions, a Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales. There is also the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to a Fund.

A Fund’s successful use of short sales also will be subject to the ability of the Investment Manager or a subadviser to predict movements in the directions of the relevant market. A Fund therefore bears the risk that the Investment Manager or a subadviser will incorrectly predict future price directions. In addition, if a Fund sells a security short, and that security’s price goes up, a Fund will have to make up the margin on its open position (i.e., purchase more securities on the market to cover the position). It may be unable to do so and thus its position may not be closed out. There can be no assurance that a Fund will not incur significant losses in such a case.

In the view of the SEC, a short sale involves the creation of a “senior security” as such term is defined in the 1940 Act, unless the sale is “against the box” and the securities sold short are placed in a segregated account (not with the broker), or unless a Fund’s obligation to deliver the securities sold short is “covered” by placing in a segregated account (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any such collateral required to be deposited with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash, U.S. Government securities or other liquid debt or equity securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.

Lending of Portfolio Securities

To generate additional income, a Fund may lend up to 33%, or such lower percentage specified by the Fund or Investment Manager, of the value of its total assets (including securities out on loan) to broker-dealers, banks or other institutional borrowers of securities. JPMorgan Chase Bank, N.A. serves as lending agent (the Lending Agent) to the Funds pursuant to a securities lending agreement (the Securities Lending Agreement) approved by the Board.

Under the Securities Lending Agreement, the Lending Agent loans securities to approved borrowers pursuant to borrower agreements in exchange for collateral equal to at least 100% of the market value of the loaned securities. Collateral may consist of cash, securities issued by the U.S. Government or its agencies or instrumentalities (collectively, “U.S. Government securities”) or such other collateral as may be approved by the Board. For loans secured by cash, the Fund retains the interest earned on cash collateral investments, but is required to pay the borrower a rebate for the use of the cash collateral. For loans secured by U.S. Government

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securities, the borrower pays a borrower fee to the Lending Agent on behalf of the Fund. If the market value of the loaned securities goes up, the Lending Agent will require additional collateral from the borrower. If the market value of the loaned securities goes down, the borrower may request that some collateral be returned. During the existence of the loan, the lender will receive from the borrower amounts equivalent to any dividends, interest or other distributions on the loaned securities, as well as interest on such amounts.

Loans are subject to termination by a Fund or a borrower at any time. A Fund may choose to terminate a loan in order to vote in a proxy solicitation if the Fund has knowledge of a material event to be voted on that would affect the Fund’s investment in the loaned security.

Securities lending involves counterparty risk, including the risk that a borrower may not provide additional collateral when required or return the loaned securities in a timely manner. Counterparty risk also includes a potential loss of rights in the collateral if the borrower or the Lending Agent defaults or fails financially. This risk is increased if a Fund’s loans are concentrated with a single borrower or limited number of borrowers. There are no limits on the number of borrowers a Fund may use and a Fund may lend securities to only one or a small group of borrowers. Funds participating in securities lending also bear the risk of loss in connection with investments of cash collateral received from the borrowers. Cash collateral is invested in accordance with investment guidelines contained in the Securities Lending Agreement and approved by the Board. Some or all of the cash collateral received in connection with the securities lending program may be invested in one or more pooled investment vehicles, including, among other vehicles, money market funds managed by the Lending Agent (or its affiliates). The Lending Agent shares in any income resulting from the investment of such cash collateral, and an affiliate of the Lending Agent may receive asset-based fees for the management of such pooled investment vehicles, which may create a conflict of interest between the Lending Agent (or its affiliates) and the Fund with respect to the management of such collateral. To the extent that the value or return of a Fund’s investments of the cash collateral declines below the amount owed to a borrower, a Fund may incur losses that exceed the amount it earned on lending the security. The Lending Agent will indemnify a Fund from losses resulting from a borrower’s failure to return a loaned security when due, but such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any loss incurred by the Funds in connection with the securities lending program.

Although one or more of the other risks described in this SAI may apply, the largest risk associated with the lending of portfolio securities includes: Credit Risk.

Portfolio Turnover

A change in the securities held by a Fund is known as “portfolio turnover.” High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in adverse tax consequences to a Fund’s shareholders. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. For each Fund’s portfolio turnover rate, see the Fees and Expenses of the Fund – Portfolio Turnover section in the prospectuses for that Fund.

The portfolio turnover rate for Masters International Equity Portfolio increased during the fiscal year ended March 31, 2011 because the Fund changed its allocation to underlying funds. The portfolio turnover rate for LifeGoal Income Portfolio increased for the fiscal year ended March 31, 2011. A broader array of underlying funds was made available for the Fund’s investment. The Fund’s assets were transferred among the underlying funds in response to changes in the financial markets and to take advantage of new investment opportunities, each of which contributed to the increase in the portfolio turnover rate of LifeGoal Income Portfolio as well as the other LifeGoal Portfolios.

In any particular year, market conditions may result in greater rates than are presently anticipated. The rate of a Fund’s turnover may vary significantly from time to time depending on the volatility of economic and market conditions.

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Disclosure of Portfolio Information

The Board and the Investment Manager believe that the investment ideas of the Investment Manager with respect to portfolio management of a Fund should benefit the Fund and its shareholders, and do not want to afford speculators an opportunity to profit by anticipating Fund trading strategies or by using Fund portfolio holdings information for stock picking. However, the Board also believes that knowledge of a Fund’s portfolio holdings can assist shareholders in monitoring their investments, making asset allocation decisions, and evaluating portfolio management techniques.

The Board has therefore adopted policies and procedures relating to disclosure of the Funds’ portfolio securities. These policies and procedures are intended to protect the confidentiality of Fund portfolio holdings information and generally prohibit the release of such information until such information is made available to the general public. It is the policy of the Funds not to provide or permit others to provide portfolio holdings on a selective basis, and the Investment Manager does not intend to selectively disclose portfolio holdings or expect that such holdings information will be selectively disclosed, except where necessary for the Funds’ operation or where there are other legitimate business purposes for doing so and, in any case, where conditions are met that are designed to protect the interests of the Funds and their shareholders.

Certain limited exceptions that have been approved consistent with the policies and procedures are described below. The Board is updated as needed regarding compliance with these policies and procedures. The policies and procedures prohibit the Investment Manager and a Fund’s other service providers from entering into any agreement to disclose Fund portfolio holdings information in exchange for any form of consideration. The same policies and procedures apply to all categories of Columbia Funds and include some variations tailored to the different categories of Columbia Funds. Accordingly, some of the provisions described below do not apply to the Columbia Funds covered by this SAI. The Investment Manager also has adopted policies and procedures to monitor for compliance with these portfolio holdings disclosure policies and procedures.

Although the Investment Manager seeks to limit the selective disclosure of portfolio holdings information and such selective disclosure is monitored under the Funds’ compliance program for conformity with the policies and procedures, there can be no assurance that these policies will protect the Funds from the potential misuse of holdings information by individuals or firms in possession of that information.

Public Disclosures

The Funds’ portfolio holdings are currently disclosed to the public through filings with the SEC and postings on the Funds’ website. The information is available on the Funds’ website as described below.

•

For equity, convertible and balanced Funds (other than the equity Funds identified below) and Columbia Risk Allocation Fund, a complete list of Fund portfolio holdings as of month-end is posted approximately, but no earlier than, 15 calendar days after such month-end.

•

For Funds that are subadvised by Brandes and Marsico, Columbia Frontier Fund, Columbia Select Small Cap Fund, Columbia Small Cap Growth Fund I and Small Cap Growth Fund II, a complete list of Fund portfolio holdings as of month end is posted approximately, but no earlier than, 30 calendar days after such month-end.

•	For fixed-income Funds, a complete list of Fund portfolio holdings as of calendar quarter-end is posted approximately, but no earlier than, 30 calendar days after such quarter-end.

•

For money market Funds, a complete list of Fund portfolio holdings as of month-end is posted no later than five business days after such month-end. Such month-end holdings are continuously available on the website for at least six months, together with a link to an SEC webpage where a user of the website may obtain access to the Fund’s most recent 12 months of publicly available filings on Form N-MFP. Money market Fund portfolio holdings information posted on the website, at minimum, includes with respect to each holding, the name of the issuer, the category of investment (e.g., Treasury debt,

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government agency debt, asset backed commercial paper, structured investment vehicle note), the CUSIP number (if any), the principal amount, the maturity date (as determined under Rule 2a-7 for purposes of calculating weighted average maturity), the final maturity date (if different from the maturity date previously described), coupon or yield and the amortized cost value. The money market Funds will also disclose on the website the overall weighted average maturity and weighted average life maturity of a holding.

Portfolio holdings of Funds owned solely by affiliates of the Investment Manager are not disclosed on the website. A complete schedule of each Fund’s portfolio holdings is available semi-annually and annually in shareholder reports filed on Form N-CSR and, after the first and third fiscal quarters, in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC in accordance with federal securities laws. Shareholders may obtain each Columbia Fund’s Form N-CSR and N-Q filings on the SEC’s website at www.sec.gov. In addition, each Columbia Fund’s Form N-CSR and N-Q filings may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 202.551.8090 for information about the SEC’s website or the operation of the public reference room.

In addition, the Investment Manager makes publicly available information regarding certain Funds’ largest five to fifteen holdings, as a percentage of the market value of the Funds’ portfolios as of a month-end. This holdings information is made publicly available approximately 15 calendar days following the month-end. The scope of the information that is made available on the Funds’ websites pursuant to the Funds’ policies may change from time to time without prior notice.

The Investment Manager may also disclose more current portfolio holdings information as of specified dates on the Columbia Funds’ website.

The Columbia Funds, the Investment Manager and their affiliates may include portfolio holdings information that already has been made public through a website posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that the information is disclosed no earlier than when the information is disclosed publicly on the funds’ website or no earlier than the time a fund files such information in a publicly available SEC filing required to include such information.

Other Disclosures

The Funds’ policies and procedures provide that no disclosures of the Funds’ portfolio holdings may be made prior to the portfolio holdings information being made available to the general public unless (i) the Funds have a legitimate business purpose for making such disclosure, (ii) the Funds or their authorized agents authorize such non-public disclosure of information, and (iii) the party receiving the non-public information enters into an appropriate confidentiality agreement or is otherwise subject to a confidentiality obligation.

In determining the existence of a legitimate business purpose for making portfolio disclosures, the following factors, among others, are considered: (i) any prior disclosure must be consistent with the anti-fraud provisions of the federal securities laws and the fiduciary duties of the Investment Manager; (ii) any conflicts of interest between the interests of Fund shareholders, on the one hand, and those of the Investment Manager, the Distributor or any affiliated person of a Fund, the Investment Manager or Distributor on the other; and (iii) any prior disclosure to a third party, although subject to a confidentiality agreement, would not make conduct lawful that is otherwise unlawful.

In addition, the Funds periodically disclose their portfolio information on a confidential basis to various service providers that require such information to assist the Funds with their day-to-day business affairs. In addition to the Investment Manager and its affiliates, these service providers include each Fund’s subadvisor(s) (if any), affiliates of the Investment Manager, the Funds’ custodian, subcustodians, the Funds’ independent registered public accounting firm, legal counsel, operational system vendors, financial printers, proxy solicitor

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and proxy voting service provider, as well as ratings agencies that maintain ratings on certain Funds. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Funds. The Funds also may disclose portfolio holdings information to broker-dealers and certain other entities in connection with potential transactions and management of the Funds, provided that reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information.

The Fund also discloses portfolio holdings information as required by federal, state or international securities laws, and may disclose portfolio holdings information in response to requests by governmental authorities, or in connection with litigation or potential litigation, a restructuring of a holding, where such disclosure is necessary to participate or explore participation in a restructuring of the holding (e.g., as part of a bondholder group), or to the issuer of a holding, pursuant to a request of the issuer or any other party who is duly authorized by the issuer.

The Board has adopted policies to ensure that the Fund’s portfolio holdings information is only disclosed in accordance with these policies. Before any selective disclosure of portfolio holdings information is permitted, the person seeking to disclose such holdings information must submit a written request to the Portfolio Holdings Committee (PHC). The PHC is comprised of members from the Investment Manager’s legal department, compliance department, and the Funds’ President. The PHC is authorized by the Board to perform an initial review of requests for disclosure of holdings information to evaluate whether there is a legitimate business purpose for selective disclosure, whether selective disclosure is in the best interests of a Fund and its shareholders, to consider any potential conflicts of interest between the Fund, the Investment Manager, and its affiliates, and to safeguard against improper use of holdings information. Factors considered in this analysis are whether the recipient has agreed to or has a duty to keep the holdings information confidential and whether risks have been mitigated such that the recipient has agreed or has a duty to use the holdings information only as necessary to effectuate the purpose for which selective disclosure may be authorized, including a duty not to trade on such information. Before portfolio holdings may be selectively disclosed, requests approved by the PHC must also be authorized by the Fund’s President, Chief Compliance Officer or General Counsel/Chief Legal Officer or their respective designees. On at least an annual basis, the PHC reviews the approved recipients of selective disclosure and may require a resubmission of the request, in order to re-authorize certain ongoing arrangements. These procedures are intended to be reasonably designed to protect the confidentiality of Fund holdings information and to prohibit their release to individual investors, institutional investors, intermediaries that distribute the Funds’ shares, and other parties, until such holdings information is made public or unless such persons have been authorized to receive such holdings information on a selective basis, as set forth above.

Ongoing Portfolio Holdings Disclosure Arrangements

The Funds currently have ongoing arrangements with certain approved recipients with respect to the disclosure of portfolio holdings information prior to such information being made public. Portfolio holdings information disclosed to such recipients is current as of the time of its disclosure, is disclosed to each recipient solely for purposes consistent with the services described below and has been authorized in accordance with the policy. No compensation or consideration is received in exchange for this information. In addition to the daily information provided to a Fund’s custodians, subcustodians, administrator and investment advisers, the following disclosure arrangements are in place:

IDENTITY OF RECIPIENT	CONDITIONS/RESTRICTIONS ON USE OF INFORMATION	FREQUENCY OF DISCLOSURE
Advent/AXYS	Portfolio accounting system utilized by Marsico, subadviser to certain Columbia Funds, for both portfolio accounting and internal recordkeeping purposes.	Ad Hoc

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IDENTITY OF RECIPIENT	CONDITIONS/RESTRICTIONS ON USE OF INFORMATION	FREQUENCY OF DISCLOSURE
Barclays Capital	Use for analytics including risk and attribution assessment.	Daily

Bitlathe LLC	Website support for Fund holdings and performance disclosure.	Monthly

Bloomberg	Use for portfolio analytics.	Daily

Bloomberg	Use for independent research of Funds. Sent monthly, approximately 30 days after month end.	Monthly

Cenveo, Inc.	May be used for printing of prospectuses, factsheets, annual and semi-annual reports.	As Needed

Citigroup	Access when assisting in resolving technical difficulties with Yield Book, an analytic software program that the Investment Manager uses to perform ongoing risk analysis and management of certain fixed income Columbia Funds and fixed income separately managed accounts.	Daily

CMS Bondedge	Access when assisting in resolving technical difficulties with application used by the Investment Manager’s Fixed Income Portfolio Management team as an analytical and trading tool.	Ad Hoc

FactSet Research Systems, Inc.	Use for provision of quantitative analytics, charting and fundamental data to the Investment Manager and Marsico, subadviser to certain Columbia Funds.	Daily

Harte Hanks	May be used for printing of prospectuses, factsheets, annual and semi-annual reports.	As Needed

Institutional Shareholder Services (ISS)	Proxy voting administration and research on proxy matters.	Daily

Investment Technology Group	Order management system utilized by Marsico, subadviser to certain Columbia Funds, that stores trading data and is used for trading and compliance purposes.	Ad Hoc

Investment Technology Group	Evaluation and assessment of trading activity, execution and practices by the Investment Manager.	Quarterly

InvestorTools, Inc.	Access granted solely for the purpose of testing back office conversion of trading systems.	Daily

InvestorTools, Inc.	Provide descriptive data for municipal securities.	Daily

63

IDENTITY OF RECIPIENT	CONDITIONS/RESTRICTIONS ON USE OF INFORMATION	FREQUENCY OF DISCLOSURE
Kynex	Use to provide portfolio attribution reports for the Convertible Securities Fund.	Daily

Linedata Services, Inc.	Access when assisting in resolving technical difficulties with the software for the Longview Trade Order Management System.	Ad Hoc

Lipper/Thomson Reuters Corp. (Lipper)	Information provided monthly with a 30 day lag to assure accuracy of Lipper Fact Sheets.	Monthly

Malaspina Communications	Use to facilitate writing, publishing and mailing Columbia Fund shareholder reports and communications including shareholder letters and management’s discussion of Columbia Fund performance.	Quarterly

Merrill Corporation	May provide Edgar filing and typesetting services, as well as printing of prospectuses, factsheets, annual and semi-annual reports.	As Needed

Morningstar, Inc.	For independent research and ranking of funds. Provided monthly with a 30 day lag	Monthly

R.R. Donnelley & Sons Company	May provide Edgar filing and typesetting services, as well as printing of prospectuses, factsheets, annual and semi-annual reports.	As needed

64

INVESTMENT ADVISORY AND OTHER SERVICES

The Investment Manager and Investment Advisory Services

Columbia Management Investment Advisers, LLC (formerly, RiverSource Investments, LLC) (the Investment Manager or Adviser) is the investment adviser and administrator of the Funds. The Investment Manager is a wholly-owned subsidiary of Ameriprise Financial. Ameriprise Financial is located at 1099 Ameriprise Financial Center, Minneapolis, MN 55474. The Investment Manager is located at 225 Franklin Street, Boston, MA 02110. Prior to May 1, 2010, Columbia Management Advisors, LLC (the Previous Adviser and Previous Administrator), a wholly-owned subsidiary of Bank of America, was the Funds’ investment adviser and administrator.

The International Value Fund is a Feeder Fund and does not pay investment advisory fees because it invests all of its assets in Columbia International Value Master Portfolio. The Investment Manager earns its fee as the investment adviser to the Columbia International Value Master Portfolio. See the Management of the Fund – Primary Services Providers section in the International Value Fund’s prospectus.

Services Provided

Under the Investment Management Services Agreement, the Investment Manager has contracted to furnish each Fund with investment research and advice. For these services, each Fund pays a monthly fee to the Investment Manager based on the average of the daily closing value of the total net assets of a Fund for such month. Under the Investment Management Services Agreement, any liability of the Investment Manager to the Trust, a Fund and/or its shareholders is limited to situations involving the Investment Manager’s own willful misfeasance, bad faith, negligence in the performance of its duties or reckless disregard of its obligations and duties.

The Investment Management Services Agreement may be terminated with respect to a Fund at any time on 60 days’ written notice by the Investment Manager or by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of a Fund. The Investment Management Services Agreement will automatically terminate upon any assignment thereof, will continue in effect for two years from May 1, 2010 and thereafter will continue from year to year with respect to a Fund only so long as such continuance is approved at least annually (i) by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of a Fund and (ii) by vote of a majority of the Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Investment Manager or the Trust, cast in person at a meeting called for the purpose of voting on such approval.

The Investment Manager pays all compensation of the Trustees and officers of the Trust who are employees of the Investment Manager or its affiliates except for the Chief Compliance Officer, a portion of whose salary is paid by the Columbia Funds. Except to the extent expressly assumed by the Investment Manager and except to the extent required by law to be paid or reimbursed by the Investment Manager, the Investment Manager does not have a duty to pay any Fund operating expense incurred in the organization and operation of a Fund, including, but not limited to, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The Trust pays the cost of printing and mailing Fund prospectuses to shareholders.

The Investment Manager, at its own expense, provides office space, facilities and supplies, equipment and personnel for the performance of its functions under each Fund’s Investment Management Services Agreement.

Advisory Fee Rates Paid by the Funds

Each Fund pays the Investment Manager an annual fee for its investment advisory services, as set forth in the Investment Management Services Agreement, and as shown in the section entitled Fees and Expenses of the Fund – Annual Fund Operating Expenses in each Fund’s prospectuses. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly. The Investment Manager also may pay amounts from its own assets to the Distributor and/or to Selling Agents for services they provide.

65

The Investment Manager receives a monthly investment advisory fee based on each Fund’s average daily net assets at the following annual rates:

Fund	First $500 million	In excess of $500 million and up to $1 billion	In excess of $1 billion and up to $1.5 billion	In excess of $1.5 billion and up to $3 billion	In excess of $3 billion and up to $6 billion	In excess of $6 billion
CA Intermediate Municipal Bond Fund	0.400%	0.350%	0.320%	0.290%	0.280%	0.270%
GA Intermediate Municipal Bond Fund	0.400%	0.350%	0.320%	0.290%	0.280%	0.270%
International Value Fund*	0.850%	0.800%	0.750%	0.700%	0.680%	0.660%
Large Cap Core Fund	0.710%	0.665%	0.620%	0.570%	0.560%	0.540%
Large Cap Enhanced Core Fund	0.690%	0.645%	0.600%	0.550%	0.540%	0.520%
Large Cap Value Fund	0.710%	0.665%	0.620%	0.570%	0.560%	0.540%
Marsico 21st Century Fund	0.750%	0.700%	0.650%	0.600%	0.580%	0.560%
Marsico Focused Equities Fund	0.750%	0.700%	0.650%	0.600%	0.580%	0.560%
Marsico Growth Fund	0.750%	0.700%	0.650%	0.600%	0.580%	0.560%
MD Intermediate Municipal Bond Fund	0.400%	0.350%	0.320%	0.290%	0.280%	0.270%
Multi-Advisor International Equity Fund	0.790%	0.745%	0.700%	0.650%	0.640%	0.620%
NC Intermediate Municipal Bond Fund	0.400%	0.350%	0.320%	0.290%	0.280%	0.270%
Overseas Value Fund	0.790%	0.745%	0.700%	0.650%	0.640%	0.620%
SC Intermediate Municipal Bond Fund	0.400%	0.350%	0.320%	0.290%	0.280%	0.270%
VA Intermediate Municipal Bond Fund	0.400%	0.350%	0.320%	0.290%	0.280%	0.270%

*	Investment advisory fees are paid by Columbia International Value Master Portfolio, the Master Portfolio of the Feeder Fund.

Fund	All assets
Corporate Bond Portfolio	0.00%
Large Cap Index Fund	0.10%
Marsico Global Fund	0.80%
Marsico International Opportunities Fund	0.80%
Masters International Equity Portfolio	0.00%
Mid Cap Index Fund	0.10%
Mortgage- and Asset-Backed Portfolio	0.00%
Small Cap Index Fund	0.10%

Fund	First $500 million	In excess of $500 million and up to $1 billion	In excess of $1 billion
Small Cap Growth Fund II	0.700%	0.650%	0.600%
Small Cap Value Fund II	0.790%	0.745%	0.700%

Fund	First $500 million	In excess of $500 million and up to $1 billion	In excess of $1 billion and up to $1.5 billion	In excess of $1.5 billion
Convertible Securities Fund	0.760%	0.715%	0.670%	0.620%
Mid Cap Value Fund	0.760%	0.715%	0.670%	0.620%

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Fund	First $1 billion	In excess of $1 billion and up to $2 billion	In excess of $2 billion and up to $3 billion	In excess of $3 billion and up to $6 billion	In excess of $6 billion and up to $7.5 billion	In excess of $7.5 billion and up to $9 billion
Short Term Bond Fund	0.360%	0.355%	0.350%	0.345%	0.330%	0.315%
Short Term Municipal Bond Fund	0.360%	0.355%	0.350%	0.345%	0.330%	0.315%

Fund	In excess of $9 billion and up to $10 billion	In excess of $10 billion and up to $15 billion	In excess of $15 billion and up to $20 billion	In excess of $20 billion and up to $24 billion	In excess of $24 billion and up to $50 billion	In excess of $50 billion
Short Term Bond Fund	0.310%	0.300%	0.290%	0.280%	0.260%	0.240%
Short Term Municipal Bond Fund	0.310%	0.300%	0.290%	0.280%	0.260%	0.240%

The Investment Manager has implemented a schedule for the LifeGoal® Portfolios’ investment advisory fees whereby each of the LifeGoal® Portfolios pays (i) 0.00% on its assets that are invested in Columbia proprietary funds (excluding any proprietary fund that does not pay an investment advisory fee to the Investment Manager), (ii) 0.40% for Columbia LifeGoal® Income Portfolio and 0.55% for all other LifeGoal® Portfolios on its assets that are invested in securities other than third-party advised mutual funds and Columbia Funds that do not pay an advisory fee (including ETFs, derivatives and individual securities) and (iii) 0.10% on its assets that are invested in non-exchange traded third-party advised mutual funds.

Advisory Fees Paid by the Funds

The Investment Manager and the Previous Adviser received fees from the Funds for their services as reflected in the following table, which shows the advisory fees paid to and, as applicable, waived/reimbursed by the Investment Manager and the Previous Adviser, for the three most recently completed fiscal years, except as otherwise indicated.

Fund	Fiscal Period Ended January 31, 2012	Fiscal Year Ended March 31, 2011		Fiscal Year Ended March 31, 2010*	Fiscal Year Ended March 31, 2009*
		Investment Manager	Previous Adviser
LifeGoal® Balanced Growth Portfolio
Advisory Fee Paid	$470,885	$1,274,066	$121,240	$1,343,431	$1,479,159
Amount Reimbursed	—	—	—	—	—
Amount Waived	—	—	—	—	—
LifeGoal® Growth Portfolio
Advisory Fee Paid	$82,863	$857,442	$82,312	$879,067	$1,008,735
Amount Reimbursed	$408,807	—	—	—	—
Amount Waived	—	—	—	—	—
LifeGoal® Income and Growth Portfolio
Advisory Fee Paid	$95,716	$314,990	$30,111	$346,254	$362,391
Amount Reimbursed	$79,686	—	—	—	—
Amount Waived	—	—	—	—	—
LifeGoal® Income Portfolio
Advisory Fee Paid	$15,588	$16,581	$650	$15,573	$16,419
Amount Reimbursed	$137,151	$122,446	$10,828	$147,165	$88,426
Amount Waived	$395	$3,314	$130	$3,114	$3,284
Masters International Equity Portfolio
Advisory Fee Paid	—	—	—	—	—
Amount Reimbursed	$364,519	—	—	$409,217	$483,770
Amount Waived	—	$428,220	$35,725	—	—

*	All amounts were paid to or waived/reimbursed by the Previous Adviser.

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	Fiscal Year Ended February 29, 2012	Fiscal Year Ended February 28, 2011		Fiscal Year Ended February 28, 2010*
Fund		Investment Manager	Previous Adviser
Convertible Securities Fund
Advisory Fee Paid	$3,779,233	$2,275,639	$481,334	$2,864,932
Amount Reimbursed	$661,525	$619,054	$31,251	—
Amount Waived	—	—	—	—
International Value Fund**
Advisory Fee Paid	$11,852,353	$11,990,032	$2,647,836	$13,867,175
Amount Reimbursed	$1,523,364	—	—	—
Amount Waived	—	—	—	—
Large Cap Core Fund
Advisory Fee Paid	$8,114,264	$5,252,524	$1,116,063	$5,991,679
Amount Reimbursed	$446,143	—	—	—
Amount Waived	—	—	—	—
Large Cap Enhanced Core Fund
Advisory Fee Paid	$1,790,035	$1,288,584	$312,073	$1,787,603
Amount Reimbursed	$768,210	$55,704	—	$151,553
Amount Waived	—	—	—	—
Large Cap Index Fund
Advisory Fee Paid	$3,361,680	$2,435,512	$476,763	$2,231,458
Amount Reimbursed	$1,275,467	$1,531,517	$295,173	$1,389,496
Amount Waived	—	—	—	—
Large Cap Value Fund
Advisory Fee Paid	$9,815,325	$8,296,976	$2,008,664	$11,014,155
Amount Reimbursed	$1,084,047	—	—	—
Amount Waived	—	—	—	$66,850
Marsico 21st Century Fund
Advisory Fee Paid	$17,887,734	$18,864,667	$4,225,457	$25,152,257
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—
Marsico Focused Equities Fund
Advisory Fee Paid	$16,803,385	$15,132,041	$3,399,660	$18,946,739
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—
Marsico Global Fund
Advisory Fee Paid	$67,749	$43,049	$7,955	$37,247
Amount Reimbursed	$166,867	—	—	—
Amount Waived	—	$191,499	$25,176	$178,993
Marsico Growth Fund
Advisory Fee Paid	$21,081,118	$17,751,399	$4,134,526	$23,646,080
Amount Reimbursed	$1,653,534	—	—	—
Amount Waived	—	—	—	—
Marsico International Opportunities Fund
Advisory Fee Paid	$6,822,834	$7,679,693	$1,681,455	$10,350,691
Amount Reimbursed	$100	—	—	—
Amount Waived	—	—	—	—
Mid Cap Index Fund
Advisory Fee Paid	$2,746,586	$1,923,341	$358,780	$1,614,963
Amount Reimbursed	$5,810,057	$1,028,630	$113,159	$907,678
Amount Waived	—	—	—	—

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	Fiscal Year Ended February 29, 2012	Fiscal Year Ended February 28, 2011		Fiscal Year Ended February 28, 2010*
Fund		Investment Manager	Previous Adviser
Mid Cap Value Fund
Advisory Fee Paid	$27,755,883	$20,135,569	$4,171,914	$20,846,297
Amount Reimbursed	$94,391	—	—	—
Amount Waived	—	—	—	—
Multi-Advisor International Equity Fund
Advisory Fee Paid	$13,957,643	$7,192,360	$1,509,714	$9,501,068
Amount Reimbursed	$590,729	—	—	—
Amount Waived	—	—	—	—
Overseas Value Fund
Advisory Fee Paid	$256,950	$53,307	$10,954	$58,138
Amount Reimbursed	$295,200	$134,953	$25,485	$133,414
Amount Waived	—	—	—	—
Small Cap Growth Fund II
Advisory Fee Paid	$2,342,947	$2,009,296	$429,444	$2,294,866
Amount Reimbursed	$1,273	—	—	—
Amount Waived	—	—	—	—
Small Cap Index Fund
Advisory Fee Paid	$2,072,518	$1,317,190	$259,005	$1,163,978
Amount Reimbursed	$61,413	$49,964	$8,144	—
Amount Waived	—	—	—	$43,874
Small Cap Value Fund II
Advisory Fee Paid	$12,634,977	$8,671,619	$1,690,374	$8,000,936
Amount Reimbursed	$887,545	$116,139	—	—
Amount Waived	—	—	—	—

*	All amounts were paid to or waived/reimbursed by the Previous Adviser.
**	Because a Feeder Fund’s advisory fees are paid at the Master Portfolio level, amounts shown are for its Master Portfolio, which may include one or more additional feeder funds.

	Fiscal Year Ended March 31, 2012	Fiscal Year Ended March 31, 2011		Fiscal Year Ended March 31, 2010*
Fund		Investment Manager	Previous Adviser
Short Term Bond Fund
Advisory Fee Paid	$10,005,702	$6,842,832	$601,711	$5,778,812
Amount Reimbursed	$3,769,340	$2,176,420	$52,390	$531,044
Amount Waived	—	—	—	—

*	All amounts were paid to or waived/reimbursed by the Previous Adviser.

Fund	Fiscal Period Ended April 30, 2012*	Fiscal Year Ended March 31, 2012	Fiscal Year Ended March 31, 2011		Fiscal Year Ended March 31, 2010**
			Investment Manager	Previous Adviser
CA Intermediate Municipal Bond Fund
Advisory Fee Paid	$94,115	$993,751	$882,869	$74,489	$877,537
Amount Reimbursed	$63,149	$600,402	$308,569	$18,633	$249,629
Amount Waived	—	—	—	—	—

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Fund	Fiscal Period Ended April 30, 2012*	Fiscal Year Ended March 31, 2012	Fiscal Year Ended March 31, 2011		Fiscal Year Ended March 31, 2010**
			Investment Manager	Previous Adviser
Corporate Bond Portfolio
Advisory Fee Paid	—	—	—	—	—
Amount Reimbursed	—	—	—	—	—
Amount Waived	—	—	—	—	—
GA Intermediate Municipal Bond Fund
Advisory Fee Paid	$35,075	$409,366	$451,809	$43,135	$531,704
Amount Reimbursed	$19,346	$244,283	$218,120	$15,543	$221,167
Amount Waived	—	—	—	—	—
MD Intermediate Municipal Bond Fund
Advisory Fee Paid	$46,586	$531,638	$562,037	$53,122	$649,165
Amount Reimbursed	$29,139	$293,304	—	—	$249,129
Amount Waived	—	—	$246,790	$17,342	—
Mortgage- and Asset-Backed Portfolio
Advisory Fee Paid	—	—	—	—	—
Amount Reimbursed	—	—	—	—	—
Amount Waived	—	—	—	—	—
NC Intermediate Municipal Bond Fund
Advisory Fee Paid	$74,667	$822,262	$770,129	$69,346	$807,714
Amount Reimbursed	$31,781	$405,635	—	—	$259,947
Amount Waived	—	—	$274,822	$19,667	—
Short Term Municipal Bond Fund
Advisory Fee Paid	$686,394	$6,944,073	$5,558,562	$539,715	$5,376,376
Amount Reimbursed	$314,801	$3,133,665	—	—	$223,599
Amount Waived	—	—	$662,933	$0	—
SC Intermediate Municipal Bond Fund
Advisory Fee Paid	$57,983	$637,516	$643,242	$60,585	$810,122
Amount Reimbursed	$27,147	$377,522	$243,038	$16,984	$247,880
Amount Waived	—	—	—	—	—
VA Intermediate Municipal Bond Fund
Advisory Fee Paid	$124,130	$1,340,595	$1,213,416	$109,738	$1,332,156
Amount Reimbursed	$45,071	$616,163	$380,530	$19,664	$298,704
Amount Waived	—	—	—	—	—

*	For the period from April 1, 2012 to April 30, 2012. During the period, the fiscal year end of each Fund was changed from March 31 to April 30.
**	All amounts were paid to or waived/reimbursed by the Previous Adviser.

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Portfolio Manager(s)

The following provides additional information about the portfolio manager(s) of the Investment Manager who are responsible for making the day-to-day investment decisions for the Funds. As described in the Management of the Fund – Primary Service Providers section of each Fund’s prospectuses, the portfolio manager(s) of the Investment Manager who are responsible for the Funds are:

Portfolio Manager	Fund(s)
Alfred F. Alley III, CFA	Large Cap Index Fund Mid Cap Index Fund Small Cap Index Fund
Leonard A. Aplet, CFA	Short Term Bond Fund
Anwiti Bahuguna, PhD	LifeGoal® Balanced Growth Portfolio LifeGoal® Growth Portfolio LifeGoal® Income and Growth Portfolio LifeGoal® Income Portfolio
Oliver Buckley	Large Cap Enhanced Core Fund
Wayne M. Collette, CFA	Small Cap Growth Fund II
Brian M. Condon, CFA	Large Cap Enhanced Core Fund
Fred Copper, CFA	Masters International Equity Portfolio Multi-Advisor International Equity Fund* Overseas Value Fund
Lori J. Ensinger, CFA	Mid Cap Value Fund
Paul F. Fuchs, CFA	CA Intermediate Municipal Bond Fund Short Term Municipal Bond Fund
Jarl Ginsberg, CFA, CAIA	Small Cap Value Fund II
David I. Hoffman	Mid Cap Value Fund
Yan Jin	Convertible Securities Fund
David L. King, CFA	Convertible Securities Fund
Craig Leopold, CFA	Large Cap Core Fund
Gregory S. Liechty	Short Term Bond Fund
Lawrence W. Lin, CFA	Small Cap Growth Fund II
Robert McConnaughey	LifeGoal® Growth Portfolio
Brian M. McGreevy

CA Intermediate Municipal Bond Fund

GA Intermediate Municipal Bond Fund

MD Intermediate Municipal Bond Fund

NC Intermediate Municipal Bond Fund

Short Term Municipal Bond Fund

SC Intermediate Municipal Bond Fund

VA Intermediate Municipal Bond Fund

Melda Mergen, CFA, CAIA	LifeGoal® Balanced Growth Portfolio LifeGoal® Growth Portfolio LifeGoal® Income and Growth Portfolio LifeGoal® Income Portfolio
Colin Moore

LifeGoal® Balanced Growth Portfolio

LifeGoal® Growth Portfolio

LifeGoal® Income and Growth Portfolio

LifeGoal® Income Portfolio

Masters International Equity Portfolio

Multi-Advisor International Equity Fund*

Overseas Value Fund

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Portfolio Manager	Fund(s)
George J. Myers, CFA	Small Cap Growth Fund II
Brian D. Neigut	Small Cap Growth Fund II
Carl W. Pappo, CFA	Corporate Bond Portfolio
Peter Santoro, CFA	Large Cap Core Fund
Marie M. Schofield, CFA	LifeGoal® Balanced Growth Portfolio LifeGoal® Growth Portfolio LifeGoal® Income and Growth Portfolio LifeGoal® Income Portfolio
Steven R. Schroll	Large Cap Value Fund
Vadim Shteyn	Large Cap Index Fund Mid Cap Index Fund Small Cap Index Fund
Laton Spahr, CFA	Large Cap Value Fund
Christian K. Stadlinger, PhD, CFA	Small Cap Value Fund II
Ronald B. Stahl, CFA	Short Term Bond Fund
Paul F. Stocking	Large Cap Value Fund
Beth Vanney, CFA	LifeGoal® Balanced Growth Portfolio LifeGoal® Growth Portfolio LifeGoal® Income and Growth Portfolio LifeGoal® Income Portfolio
Michael W. Zazzarino	Mortgage- and Asset-Backed Portfolio

*	Responsible for the portion of the Multi-Advisor International Equity Fund that is advised by the Investment Manager.

Portfolio Manager(s) Information

The following table provides information about each Fund’s portfolio manager(s) as of the end of the Fund’s most recent fiscal year (or period), or as indicated, the most recent practicable date including the number and amount of assets of other investment accounts (or portions of investment accounts) that the portfolio manager(s) managed.

		Other Accounts Managed (excluding the Fund)
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance Based Accounts	Dollar Range of Equity Securities in the Fund Beneficially Owned	Structure of Compensation (described in next sub-section)
For Funds with fiscal period ending January 31
LifeGoal® Balanced Growth Portfolio	Anwiti Bahuguna, PhD	19 RICs 29 PIVs 17 other accounts	$6.16 billion $4.73 billion $223 million	None	None	(1)
	Melda Mergen, CFA, CAIA	8 other accounts 2 other accounts[1]	$4.90 billion $33,316	None	None	(1)
	Colin Moore	16 RICs 29 PIVs 21 other accounts	$8.42 billion $4.73 billion $239 million	None	None	(2)
	Marie M. Schofield, CFA	19 RICs 29 PIVs 17 other accounts	$6.16 billion $4.73 billion $223 million	None	None	(1)
	Beth Vanney, CFA	8 RICs 5 other accounts[2]	$4.90 billion $382,151	1 other account ($183,073)	None	(1)

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		Other Accounts Managed (excluding the Fund)
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance Based Accounts	Dollar Range of Equity Securities in the Fund Beneficially Owned	Structure of Compensation (described in next sub-section)
LifeGoal® Growth Portfolio	Anwiti Bahuguna, PhD	16 RICs 29 PIVs 21 other accounts	$9.48 billion $4.73 billion $239 million	None	None	(1)
	Robert McConnaughey	2 RICs 1 PIV 6 other accounts	$34 million $23 million $3 million	None	None	(1)
	Melda Mergen, CFA, CAIA	8 other accounts 2 other accounts[1]	$5.23 billion $33,316	None	$10,001 - $50,000[b]	(1)
	Colin Moore	16 RICs 29 PIVs 21 other accounts	$8.74 billion $4.73 billion $239 million	None	None	(2)
	Marie M. Schofield, CFA	16 RICs 29 PIVs 21 other accounts	$9.48 billion $4.73 billion $239 million	None	None	(1)
	Beth Vanney, CFA	8 RICs 5 other accounts[2]	$5.23 billion $382,151	1 other account ($183,073)	None	(1)
LifeGoal® Income and Growth Portfolio	Anwiti Bahuguna, PhD	19 RICs 29 PIVs 17 other accounts	$7.12 billion $4.73 billion $223 million	None	None	(1)
	Melda Mergen, CFA, CAIA	8 other accounts 2 other accounts[1]	$5.86 billion $33,316	None	None	(1)
	Colin Moore	16 RICs 29 PIVs 21 other accounts	$9.38 billion $4.73 billion $239 million	None	None	(2)
	Marie M. Schofield, CFA	19 RICs 29 PIVs 17 other accounts	$7.12 billion $4.73 billion $223 million	None	None	(1)
	Beth Vanney, CFA	8 RICs 5 other accounts[2]	$5.86 billion $382,151	1 other account ($183,073)	None	(1)
LifeGoal® Income Portfolio	Anwiti Bahuguna, PhD	19 RICs 29 PIVs 17 other accounts	$7.22 billion $4.73 billion $223 million	None	None	(1)
	Melda Mergen, CFA, CAIA	8 other accounts 2 other accounts[1]	$5.96 billion $33,316	None	None	(1)
	Colin Moore	16 RICs 29 PIVs 21 other accounts	$9.48 billion $4.73 billion $239 million	None	None	(2)
	Marie M. Schofield, CFA	19 RICs 29 PIVs 17 other accounts	$7.22 billion $4.73 billion $223 million	None	None	(1)
	Beth Vanney, CFA	8 RICs 5 other accounts[2]	$5.96 billion $382,151	1 other account ($183,073)	None	(1)
Masters International Equity Portfolio	Fred Copper, CFA	5 RICs 2 PIVs 9 other accounts	$1.6 billion $40.2 million $40.4 million	None	None	(1)
	Colin Moore	16 RICs 29 PIVs 21 other accounts	$9.44 billion $4.73 billion $239 million	None	None	(2)

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		Other Accounts Managed (excluding the Fund)
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance Based Accounts	Dollar Range of Equity Securities in the Fund Beneficially Owned	Structure of Compensation (described in next sub-section)
For Funds with fiscal period ending February 29
Convertible Securities Fund	Yan Jin	3 RICs 4 other accounts	$35 million $800,000	None	$10,001 - $50,000[a]	(1)
	David L. King, CFA	6 RICs 16 other accounts	$6.128 billion $21.6 million	None	$1 - $10,000[b] Over $1,000,000[a] $10,001 - $50,000[b]	(1)
Large Cap Core Fund	Craig Leopold, CFA	2 PIVs 500 other accounts	$325 million $1 billion	None	$10,001 - $50,000[a] $50,001 - $100,000[b]	(1)
	Peter Santoro, CFA	2 PIVs 500 other accounts	$325 million $1 billion	None	$100,001 - $500,000[a] $100,001 - $500,000[b]	(1)
Large Cap Enhanced Core Fund	Brian M. Condon, CFA	9 RICs 8 PIVs 35 other accounts	$7.1 billion $726 million $3.3 billion	1 PIV ($22 million)	$10,001 - $50,000[a] $10,001 - $50,000[b]	(1)
	Oliver Buckley	5 RICs 5 PIVs 34 other accounts	$5.96 billion $680 million $3.23 billion	None	None	(1)
Large Cap Index Fund	Alfred F. Alley III, CFA	4 RICs 7 PIVs 18 other accounts	$5.517 billion $904.1 million $1.600 billion	None	None	(1)
	Vadim Shteyn	2 RICs 3 PIVs 11 other accounts	$5.359 billion $684.0 million $1.485 billion	None	None	(1)
Large Cap Value Fund	Steven R. Schroll	7 RICs 7 other accounts	$14.37 billion $3.15 million	None	None	(1)
	Laton Spahr, CFA	7 RICs 4 other accounts	$14.37 billion $4.87 million	None	None	(1)
	Paul F. Stocking	7 RICs 10 other accounts	$14.37 billion $11.00 million	None	None	(1)
Mid Cap Index Fund	Alfred F. Alley III, CFA	4 RICs 7 PIVs 18 other accounts	$6.129 billion $904.1 million $1.600 billion	None	None	(1)
	Vadim Shteyn	2 RICs 3 PIVs 11 other accounts	$5.971 billion $684.0 million $1.485 billion	None	None	(1)
Mid Cap Value	Lori J. Ensinger, CFA	1 RIC 1 PIV 12 other accounts	$148.2 million $85.9 million $101.5 million	None	$100,001 - $500,000[a] $1 - $10,000[b]	(1)
	David I. Hoffman	1 RIC 1 PIV 19 other accounts	$148.2 million $85.9 million $101.5 million	None	$100,001 - $500,000[a]	(1)
Multi-Advisor International Equity Fund**	Fred Copper, CFA	5 RICs 2 PIVs 9 other accounts	$190.72 million $405.5 million $42.3 million	None	None	(1)
	Colin Moore	16 RICs 29 PIVs 21 other accounts	$7.96 billion $4.73 billion $239 million	None	None	(2)

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		Other Accounts Managed (excluding the Fund)
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance Based Accounts	Dollar Range of Equity Securities in the Fund Beneficially Owned	Structure of Compensation (described in next sub-section)
Overseas Value Fund	Fred Copper, CFA	5 RICs 2 PIVs 9 other accounts	$1.96 billion $405.5 million $42.3 million	None	None	(1)
	Colin Moore	16 RICs 29 PIVs 21 other accounts	$9.74 billion $4.73 billion $239 million	None	None	(2)
Small Cap Growth Fund II	Wayne M. Collette, CFA	9 RICs 4 PIVs 261 other accounts	$5.063 billion $218.8 million $406.1 million	None	None	(1)
	Lawrence W. Lin, CFA	8 RICs 4 PIVs 262 other accounts	$4.859 billion $218.8 million $405.66 million	None	None	(1)
	George J. Myers, CFA	8 RICs 4 PIVs 260 other accounts	$4.859 billion $218.8 million $406.0 million	None	None	(1)
	Brian D. Neigut	8 RICs 4 PIVs 261 other accounts	$4.859 billion $218.8 million $404.9 million	None	None	(1)
Small Cap Index Fund	Alfred F. Alley III, CFA	4 RICs 7 PIVs 18 other accounts	$6.792 billion $904.1 million $1.600 billion	None	None	(1)
	Vadim Shteyn	2 RICs 3 PIVs 11 other accounts	$6.634 billion $684.0 million $1.485 billion	None	None	(1)
Small Cap Value Fund II	Jarl Ginsberg, CFA, CAIA	2 RICs 17 other accounts	$221.6 million $40 million	None	$100,001 - $500,000[a] $1 - $10,000[b]	(1)
	Christian K. Stadlinger, PhD, CFA	2 RICs 22 other accounts	$221.6 million $40 million	None	$500,001 - $1,000,000[a] $50,001 - $100,000[b]	(1)

For the Fund with fiscal year ending March 31
Short Term Bond Fund	Leonard A. Aplet, CFA	3 RICs 9 PIVs 66 other accounts	$1.93 billion $2.53 billion $7.52 billion	None	Over $1,000,000[a] $50,001 - $100,000[b]	(1)
	Gregory S. Liechty	3 RICs 7 PIVs 17 other accounts	$1.93 billion $933.34 million $21.16 million	None	$1 - $10,000[b]	(1)
	Ronald B. Stahl, CFA	3 RICs 7 PIVs 42 other accounts	$1.93 billion $933.34 million $3.88 billion	None	$1 - $10,000[b]	(1)

For Funds with fiscal year ending April 30
CA Intermediate Municipal Bond Fund	Paul F. Fuchs, CFA	4 RICs 8 other accounts	$2.92 billion $1.23 billion	None	None	(1)
	Brian M. McGreevy	12 RICS 6 other accounts	$7.31 billion $433.83 million	None	None	(1)
Corporate Bond Portfolio	Carl W. Pappo, CFA	5 RICs 3 other accounts	$14.23 billion $856,000	None	None	(1)
GA Intermediate Municipal Bond Fund	Brian M. McGreevy	12 RICS 6 other accounts	$7.48 billion $433.83 million	None	None	(1)
MD Intermediate Municipal Bond Fund	Brian M. McGreevy	12 RICS 6 other accounts	$7.45 billion $433.83 million	None	None	(1)

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		Other Accounts Managed (excluding the Fund)
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance Based Accounts	Dollar Range of Equity Securities in the Fund Beneficially Owned	Structure of Compensation (described in next sub-section)
Mortgage- and Asset-Backed Portolio	Michael W. Zazzarino	5 RICs 4 PIVs 7 other accounts	$14.23 billion $409 million $206 million	None	None	(1)
NC Intermediate Municipal Bond Fund	Brian M. McGreevy	12 RICS 6 other accounts	$7.37 billion $433.83 million	None	None	(1)
Short Term Municipal Bond Fund	Paul F. Fuchs, CFA	4 RICs 8 other accounts	$980.55 million $1.23 billion	None	None	(1)
	Brian M. McGreevy	12 RICS 6 other accounts	$5.36 billion $433.83 million	None	None	(1)
SC Intermediate Municipal Bond Fund	Brian M. McGreevy	12 RICS 6 other accounts	$7.41 billion $433.83 million	None	None	(1)
VA Intermediate Municipal Bond Fund	Brian M. McGreevy	12 RICS 6 other accounts	$7.22 billion $433.83 million	None	None	(1)

*	RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.
**	Reflects information for the portion of the Multi-Advisor International Equity Fund that is advised by the Investment Manager.
[a]	Excludes any notional investments.
[b]	Notional investments through a deferred compensation account.
[1]	Information provided as of September 30, 2011.
[2]	Information provided as of March 31, 2012.

Structure of Compensation

(1) As of the Fund’s most recent fiscal year end, each portfolio manager received all of his/her compensation in the form of salary, bonus, stock options, restricted stock, and notional investments through an incentive plan, the value of which is measured by reference to the performance of the Columbia Funds in which the account is invested. A portfolio manager’s bonus is variable and generally is based on (1) an evaluation of the portfolio manager’s investment performance and (2) the results of a peer and/or management review of the portfolio manager, which takes into account skills and attributes such as team participation, investment process, communication and professionalism. In evaluating investment performance, the Investment Manager generally considers the one, three and five year performance of mutual funds and other accounts managed by the portfolio manager relative to the benchmarks and peer groups noted below, emphasizing the portfolio manager’s three and five year performance. The Investment Manager also may consider a portfolio manager’s performance in managing client assets in sectors and industries assigned to the portfolio manager as part of his/her investment team responsibilities, where applicable. For portfolio managers who also have group management responsibilities, another factor in their evaluation is an assessment of the group’s overall investment performance. The size of the overall bonus pool each year depends on, among other factors, the levels of compensation generally in the investment management industry (based on market compensation data) and the Investment Manager’s profitability for the year, which is largely determined by assets under management.

(2) The compensation of the portfolio manager consists of (i) a base salary, (ii) an annual cash bonus, and (iii) equity incentive awards in the form of stock options and/or restricted stock. The annual cash bonus is based on management’s assessment of the employee’s performance relative to individual and business unit goals and objectives which, for portfolio manager Colin Moore, may be based, in part, on achieving certain investment performance goals and retaining and attracting assets under management. In addition, subject to certain vesting requirements, the compensation of portfolio manager Colin Moore includes an annual award based on the performance of Ameriprise Financial over rolling three-year periods.

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Performance Benchmarks

Portfolio Manager	Fund(s)	Primary Benchmark(s)	Peer Group
Alfred F. Alley III, CFA	Large Cap Index Fund	S&P 500® Index	Lipper S&P 500 Index Objective Funds Classification

	Mid Cap Index Fund	S&P MidCap 400® Index	Lipper Mid-Cap Core Funds Classification

	Small Cap Index Fund	S&P Small Cap 600® Index	Lipper Small-Cap Core Funds Classification

Leonard A. Aplet, CFA	Short Term Bond Fund	Barclays 1-3 Year Government/Credit Index	Lipper Short Investment Grade Debt Funds Classification

Anwiti Bahuguna, PhD	LifeGoal® Growth Portfolio	S&P 500® Index	Lipper Large-Cap Core Funds Classification

	LifeGoal® Balanced Growth Portfolio	S&P 500® Index and Barclays Aggregate Bond Index, Blended Benchmark[1]	Lipper Mixed-Asset Target Allocation Growth Funds Classification

	LifeGoal® Income and Growth Portfolio	S&P 500® Index and Barclays Aggregate Bond Index, Blended Benchmark[2]	Lipper Mixed-Asset Target Allocation Conservative Funds Classification

	LifeGoal® Income Portfolio	Barclays U.S. Aggregate 1-3 Years Index; and separately, Barclays U.S. Aggregate 1-3 Years Index and Barclays U.S. Corporate High Yield Bond Index, Blended Benchmark[3]	Lipper General Bond Funds Classification

Oliver Buckley	Large Cap Enhanced Core Fund	S&P 500® Index	Lipper Large-Cap Core Funds Classification

Wayne M. Collette, CFA	Small Cap Growth Fund II	Russell 2000 Growth Index	Lipper Small-Cap Growth Funds Classification

Brian M. Condon, CFA	Large Cap Enhanced Core Fund	S&P 500® Index	Lipper Large-Cap Core Funds Classification

Fred Copper, CFA	Masters International Equity Portfolio	MSCI EAFE Index (Net)	Lipper International Multi-Cap Core Funds Classification

	Multi-Advisor International Equity Fund	MSCI EAFE Index (Net)	Lipper International Large-Cap Core Funds Classification

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Portfolio Manager	Fund(s)	Primary Benchmark(s)	Peer Group
	Overseas Value Fund	MSCI EAFE Value Index (Net)	Lipper International Multi-Cap Value Funds Classification

Lori J. Ensinger, CFA	Mid Cap Value Fund	Russell MidCap Value Index	Lipper Mid-Cap Value Classification

Paul F. Fuchs, CFA	CA Intermediate Municipal Bond Fund	Barclays California 3-15 Year Blend Municipal Bond Index; Barclays 3-15 Year Blend Municipal Bond Index	Lipper California Intermediate Municipal Debt Funds Classification

	Short Term Municipal Bond Fund	Barclays 1-3 Year Municipal Bond Index	Lipper Short Municipal Debt Funds Classification

Jarl Ginsberg, CFA, CAIA	Small Cap Value Fund II	Russell 2000 Value Index	Lipper Small-Cap Value Classification

David I. Hoffman	Mid Cap Value Fund	Russell MidCap Value Index	Lipper Mid-Cap Value Classification

Yan Jin	Convertible Securities Fund	BofA Merrill Lynch All Convertibles All Qualities	Lipper Convertible Securities Classification

David L. King, CFA	Convertible Securities Fund	BofA Merrill Lynch All Convertibles All Qualities	Lipper Convertible Securities Classification

Craig Leopold, CFA	Large Cap Core Fund	S&P 500® Index	Lipper Large-Cap Core Classification

Gregory S. Liechty	Short Term Bond Fund	Barclays 1-3 Year Government/Credit Index	Lipper Short Investment Grade Debt Funds Classification

Lawrence W. Lin, CFA	Small Cap Growth Fund II	Russell 2000 Growth Index	Lipper Small-Cap Growth Funds Classification

Robert McConnaughey	LifeGoal® Growth Portfolio	S&P 500® Index	Lipper Large Cap Core Funds Classification

Brian M. McGreevy	CA Intermediate Municipal Bond Fund	Barclays California 3-15 Year Blend Municipal Bond Index; Barclays 3-15 Year Blend Municipal Bond Index	Lipper California Intermediate Municipal Debt Funds Classification

	GA Intermediate Municipal Bond Fund	Barclays 3-15 Year Blend Municipal Bond Index	Lipper Other States Intermediate Municipal Debt Funds Classification

	MD Intermediate Municipal Bond Fund	Barclays 3-15 Year Blend Municipal Bond Index	Lipper Other States Intermediate Municipal Debt Funds Classification

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Portfolio Manager	Fund(s)	Primary Benchmark(s)	Peer Group
	NC Intermediate Municipal Bond Fund	Barclays 3-15 Year Blend Municipal Bond Index	Lipper Other States Intermediate Municipal Debt Funds Classification

	Short Term Municipal Bond Fund	Barclays 1-3 Year Municipal Bond Index	Lipper Short Municipal Debt Funds Classification

	SC Intermediate Municipal Bond Fund	Barclays 3-15 Year Blend Municipal Bond Index	Lipper Other States Intermediate Municipal Debt Funds Classification

	VA Intermediate Municipal Bond Fund	Barclays 3-15 Year Blend Municipal Bond Index	Lipper Other States Intermediate Municipal Debt Funds Classification

Melda Mergen, CFA, CAIA	LifeGoal® Growth Portfolio	S&P 500® Index	Lipper Large-Cap Core Funds Classification

	LifeGoal® Balanced Growth Portfolio	S&P 500® Index and Barclays Aggregate Bond Index, Blended Benchmark[1]	Lipper Mixed-Asset Target Allocation Growth Funds Classification

	LifeGoal® Income and Growth Portfolio	S&P 500® Index and Barclays Aggregate Bond Index, Blended Benchmark[2]	Lipper Mixed-Asset Target Allocation Conservative Funds Classification

	LifeGoal® Income Portfolio	Barclays U.S. Aggregate 1-3 Years Index; and separately, Barclays U.S. Aggregate 1-3 Years Index and Barclays U.S. Corporate High Yield Bond Index, Blended Benchmark[3]	Lipper General Bond Funds Classification

Colin Moore	LifeGoal® Growth Portfolio	S&P 500® Index	Lipper Large-Cap Core Funds Classification

	LifeGoal® Balanced Growth Portfolio	S&P 500® Index and Barclays Aggregate Bond Index, Blended Benchmark[1]	Lipper Mixed-Asset Target Allocation Growth Funds Classification

	LifeGoal® Income and Growth Portfolio	S&P 500® Index and Barclays Aggregate Bond Index, Blended Benchmark[2]	Lipper Mixed-Asset Target Allocation Conservative Funds Classification

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Portfolio Manager	Fund(s)	Primary Benchmark(s)	Peer Group
	LifeGoal® Income Portfolio	Barclays U.S. Aggregate 1-3 Years Index; and separately, Barclays U.S. Aggregate 1-3 Years Index and Barclays U.S. Corporate High Yield Bond Index, Blended Benchmark[3]	Lipper General Bond Funds Classification

	Masters International Equity Portfolio	MSCI EAFE Index (Net)	Lipper International Multi-Cap Core Funds Classification

	Multi-Advisor International Equity Fund	MSCI EAFE Index (Net)	Lipper International Large-Cap Core Funds Classification

	Overseas Value Fund	MSCI EAFE Value Index (Net)	Lipper International Multi-Cap Value Funds Classification

George J. Myers, CFA	Small Cap Growth Fund II	Russell 2000 Growth Index	Lipper Small-Cap Growth Funds Classification

Brian D. Neigut	Small Cap Growth Fund II	Russell 2000 Growth Index	Lipper Small-Cap Growth Funds Classification

Carl W. Pappo, CFA	Corporate Bond Portfolio	Barclays Credit Bond Index	N/A

Peter Santoro, CFA	Large Cap Core Fund	S&P 500® Index	Lipper Large-Cap Core Classification

Marie M. Schofield, CFA	LifeGoal® Growth Portfolio	S&P 500® Index	Lipper Large-Cap Core Funds Classification

	LifeGoal® Balanced Growth Portfolio	S&P 500® Index and Barclays Aggregate Bond Index, Blended Benchmark[1]	Lipper Mixed-Asset Target Allocation Growth Funds Classification

	LifeGoal® Income and Growth Portfolio	S&P 500® Index and Barclays Aggregate Bond Index, Blended Benchmark[2]	Lipper Mixed-Asset Target Allocation Conservative Funds Classification

	LifeGoal® Income Portfolio	Barclays U.S. Aggregate 1-3 Years Index; and separately, Barclays U.S. Aggregate 1-3 Years Index and Barclays U.S. Corporate High Yield Bond Index, Blended Benchmark[3]	Lipper General Bond Funds Classification

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Portfolio Manager	Fund(s)	Primary Benchmark(s)	Peer Group
Steven R. Schroll	Large Cap Value Fund	Russell 1000 Value Index	Lipper Large-Cap Value Classification

Vadim Shteyn	Large Cap Index Fund	S&P 500® Index	Lipper S&P 500 Index Objective Funds Classification

	Mid Cap Index Fund	S&P MidCap 400® Index	Lipper Mid-Cap Core Funds Classification

	Small Cap Index Fund	S&P SmallCap 600® Index	Lipper Small-Cap Core Funds Classification

Laton Spahr, CFA	Large Cap Value Fund	Russell 1000 Value Index	Lipper Large-Cap Value Classification

Christian K. Stadlinger, PhD, CFA	Small Cap Value Fund II	Russell 2000 Value Index	Lipper Small-Cap Value Classification

Ronald B. Stahl, CFA	Short Term Bond Fund	Barclays 1-3 Year Government/Credit Index	Lipper Short Investment Grade Debt Funds Classification

Paul F. Stocking	Large Cap Value Fund	Russell 1000 Value Index	Lipper Large-Cap Value Classification

Beth Vanney, CFA	LifeGoal® Growth Portfolio	S&P 500® Index	Lipper Large-Cap Core Funds Classification

	LifeGoal® Balanced Growth Portfolio	S&P 500® Index and Barclays Aggregate Bond Index, Blended Benchmark[1]	Lipper Mixed-Asset Target Allocation Growth Funds Classification

	LifeGoal® Income and Growth Portfolio	S&P 500® Index and Barclays Aggregate Bond Index, Blended Benchmark[2]	Lipper Mixed-Asset Target Allocation Conservative Funds Classification

	LifeGoal® Income Portfolio	Barclays U.S. Aggregate 1-3 Years Index; and separately, Barclays U.S. Aggregate 1-3 Years Index and Barclays U.S. Corporate High Yield Bond Index, Blended Benchmark[3]	Lipper General Bond Funds Classification

Michael W. Zazzarino	Mortgage and Asset-Backed Portfolio	Barclays U.S. Securitized Index	N/A

[1]	A custom composite, established by the Investment Manager, consisting of a 60% weighting of the S&P 500® Index and a 40% weighting of the Barclays Aggregate Bond Index.
[2]	A custom composite, established by the Investment Manager, consisting of a 70% weighting of the S&P 500® Index and a 30% weighting of the Barclays Aggregate Bond Index.
[3]

A custom composite, established by the Investment Manager, consisting of a 80% weighting of the Barclays U.S. Aggregate 1-3 Years Index and a 20% weighting of the Barclays U.S. Corporate High Yield Bond Index.

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The Investment Manager’s Portfolio Managers and Potential Conflicts of Interest

Like other investment professionals with multiple clients, a Fund’s portfolio manager(s) may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The Investment Manager and the Funds have adopted compliance policies and procedures that attempt to address certain of the potential conflicts that portfolio managers face in this regard. Certain of these conflicts of interest are summarized below.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (performance fee accounts), may raise potential conflicts of interest for a portfolio manager by creating an incentive to favor higher fee accounts.

Potential conflicts of interest also may arise when a portfolio manager has personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to the Investment Manager’s Code of Ethics and certain limited exceptions, the Investment Manager’s investment professionals do not have the opportunity to invest in client accounts, other than the Funds. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. The effects of this potential conflict may be more pronounced where funds and/or accounts managed by a particular portfolio manager have different investment strategies.

A portfolio manager may be able to select or influence the selection of the broker-dealers that are used to execute securities transactions for the Funds. A portfolio manager’s decision as to the selection of broker-dealers could produce disproportionate costs and benefits among the Funds and the other accounts the portfolio manager manages.

A potential conflict of interest may arise when a portfolio manager buys or sells the same securities for a Fund and other accounts. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the Investment Manager’s trading desk may, to the extent consistent with applicable laws and regulations, aggregate the securities to be sold or bought in order to obtain the best execution and lower brokerage commissions, if any. Aggregation may reduce commissions or market impact on a per-share or per-dollar basis, although aggregation may have the opposite effect. There may be times when not enough securities are received to fill an aggregated order, including in an initial public offering involving multiple accounts. Thus, aggregation of trades may create the potential for unfairness to a Fund or another account if a portfolio manager favors one account over another in allocating the securities bought or sold.

“Cross trades,” in which a portfolio manager sells a particular security held by a Fund to another account (potentially saving transaction costs for both accounts), could involve a potential conflict of interest if, for example, a portfolio manager is permitted to sell a security from one account to another account at a higher price than an independent third party would pay. The Investment Manager and the Funds have adopted compliance procedures that provide that any transactions between the Fund and another account managed by the Investment Manager are to be made at a current market price, without the payment of any commission, consistent with applicable laws and regulations.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts managed by its portfolio manager(s). Depending on another account’s objectives and other factors, a portfolio manager may give advice to and make decisions for a Fund that may differ from advice given, or the timing or nature of decisions made, with respect to another account. A portfolio manager’s investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a portfolio manager may buy or sell a particular security for certain accounts, and not for a Fund, even though it could have been bought or sold for the Fund at the same time. A portfolio manager also may buy a particular security for one or more accounts when one or more other accounts are selling the security (including short sales). There may be circumstances when a portfolio manager’s purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts, including the Funds.

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A Fund’s portfolio manager(s) also may have other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could exist in managing the Fund and other accounts. Many of the potential conflicts of interest to which the Investment Manager’s portfolio managers are subject are essentially the same or similar to the potential conflicts of interest related to the investment management activities of the Investment Manager and its affiliates. See Investment Advisory and Other Services – Other Roles and Relationships of Ameriprise Financial and its Affiliates – Certain Conflicts of Interest for more information about conflicts of interest, including those that relate to the Investment Manager and its affiliates.

Manager of Managers Exemption

The SEC has issued an order that permits the Investment Manager, subject to the approval of the Board, to appoint an unaffiliated subadviser or to change the terms of a subadvisory agreement for a Fund without first obtaining shareholder approval. The order permits a Fund to add or to change unaffiliated subadvisers or to change the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. The Investment Manager and its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create certain conflicts of interest. When making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, the Investment Manager discloses to the Board the nature of any material relationships it has with a subadviser or its affiliates.

For Marsico Growth Fund, if the Fund was to seek to rely on the order, holders of a majority of the Fund’s outstanding voting securities would need to approve operating the Fund in this manner. There is no assurance shareholder approval, if sought, will be received, and no changes will be made without shareholder approval until that time.

The Subadvisers and Investment Subadvisory Services

Brandes

Brandes is the investment subadviser to Columbia International Value Master Portfolio. The International Value Fund is a Feeder Fund and does not have its own subadviser(s) because it invests all of its assets in Columbia International Value Master Portfolio. With respect to the International Value Fund, Brandes earns its fee as the investment subadviser to the Columbia International Value Master Portfolio. See the Management of the Fund – Primary Services Providers section in the International Value Fund’s prospectus.

Brandes is 100% beneficially owned by senior professionals of the firm. The principal offices of Brandes are located at 11988 El Camino Real, Suite 500, San Diego, California 92130. As of March 31, 2012, Brandes had approximately $34.5 billion in assets under management.

Services Provided

Pursuant to the terms of its Investment Sub-Advisory Agreement, Brandes selects and manages the respective investments of the Fund for which it serves as investment subadviser. Brandes performs its duties subject at all times to the control of the Board and in conformity with the stated policies of the Fund.

Its Investment Sub-Advisory Agreement generally provides that in the absence of willful misfeasance, bad faith, negligence or reckless disregard of Brandes’ obligations or duties thereunder, or any of its respective officers, directors, employees or agents, Brandes shall not be subject to liability to the Trust or the Investment Manager for any act or omission in the course of rendering services thereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

The Investment Sub-Advisory Agreement became effective with respect to the Fund after approval by the Board, and after an initial two year period, continues from year to year, provided that such continuation of the

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Investment Sub-Advisory Agreement is specifically approved at least annually by the Trust’s Board, including its Independent Trustees. The Investment Sub-Advisory Agreement terminates automatically in the event of its assignment, and is terminable with respect to the Fund at any time without penalty by the Trust (by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund) or by the Investment Manager on 60 days’ written notice.

The Investment Manager, from the investment advisory fees it receives, pays Brandes for the services it provides to the Fund based on the percentage of the average daily net assets of the Fund, as set forth in the Investment Sub-Advisory Agreement. The Investment Manager also may pay amounts from its own assets to the Distributor or to selling or servicing agents for services they provide.

Subadvisory Rates Paid to Brandes

The Investment Manager pays Brandes, as full compensation for services provided and expenses assumed, a subadvisory fee for Columbia International Value Master Portfolio, computed daily and payable monthly at the annual rates listed below as a percentage of the average daily net assets:

Master Portfolio	Rate of Compensation
Columbia International Value Master Portfolio	• 0.50% of average daily net assets of Columbia International Value Master Portfolio

Subadvisory Fees Paid to Brandes

Brandes received subadvisory fees from the Investment Manager and Previous Adviser for its services as reflected in the following chart, which shows the subadvisory fees paid to Brandes, the advisory fees waived and expense reimbursements where applicable, for the three most recently completed fiscal years.

	Fiscal Year Ended February 29, 2012	Fiscal Year Ended February 28, 2011		Fiscal Year Ended February 28, 2010**
Fund		Investment Manager	Previous Adviser
International Value Fund*
Advisory Fee Paid	$7,535,950	$7,670,137	$1,716,655	$8,841,168
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—

*	Because a Feeder Fund’s advisory fees are paid at the Master Portfolio level, amounts shown are for its Master Portfolio.
**	All amounts were paid by the Previous Adviser.

Brandes Portfolio Managers

The following provides additional information about the Brandes portfolio managers responsible for making the day-to-day investment decisions for the Fund identified below. Each portfolio manager listed below is a member of Brandes’ Large Cap Investment Committee. As described in the Management of the Fund – Primary Service Providers section of the Fund’s prospectuses, the Brandes portfolio managers responsible for the Fund are:

Portfolio Manager	Fund
Jim Brown, CFA	International Value Fund
Glenn R. Carlson, CFA	International Value Fund
Brent Fredberg	International Value Fund
Jeffrey Germain, CFA	International Value Fund
Amelia M. Morris, CFA	International Value Fund
Brent V. Woods, CFA	International Value Fund

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Brandes Portfolio Managers Information

The following table provides information about the number and assets of other investment accounts (or portions of investment accounts) that the Brandes portfolio managers managed, as of the end of the Fund’s most recent fiscal year, or as indicated, the most recent practicable date.

Other Accounts Managed by Brandes Portfolio Managers (excluding the Fund)
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance Based Accounts	Dollar Range of Equity Securities in the Fund Beneficially Owned
For Funds with fiscal period ending February 29†
International Value Fund	Jim Brown, CFA	4 RICs 21 PIVs 2,472 other accounts	$1.933 billion $4.760 billion $24.02 billion	10 other accounts ($2.5 billion)	None
	Glenn R. Carlson, CFA	10 RICs 42 PIVs 3,244 other accounts	$2.236 billion $5.837 billion $26.41 billion	10 other accounts ($2.5 billion)	None
	Brent Fredberg	4 RICs 21 PIVs 2,472 other accounts	$1.933 billion $4.760 billion $24.02 billion	10 other accounts ($2.5 billion)	None
	Jeffery Germain, CFA	4 RICs 21 PIVs 2,472 other accounts	$1.933 billion $4.760 billion $24.02 billion	10 other accounts ($2.5 billion)	None
	Amelia M. Morris, CFA	4 RICs 21 PIVs 2,472 other accounts	$1.933 billion $4.760 billion $24.02 billion	10 other accounts ($2.5 billion)	None
	Brent V. Woods, CFA	4 RICs 21 PIVs 2,472 other accounts	$1.933 billion $4.760 billion $24.02 billion	10 other accounts ($2.5 billion)	None

*	RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.
†	Account information provided as of March 31, 2012.

Brandes Portfolio Managers Compensation

Brandes’ overall compensation structure for portfolio managers/analysts includes: competitive base salaries, participation in an annual discretionary bonus plan, participation in profit sharing plan, eligibility for participation in the firm’s equity through partnership or phantom equity and eligibility to enroll in the firm’s comprehensive health and welfare benefits. Compensation is fixed. Participation in the bonus program and any individual award is linked to a number of qualitative and quantitative evaluation criteria. The criteria include research productivity, quality and productivity of work done by portfolio management and research professionals, the attainment of client service goals, and the firm’s business results. Compensation is not based on the performance of the Fund or other accounts.

Brandes Portfolio Managers and Potential Conflicts of Interest

For a small number of accounts, Brandes may be compensated based on the profitability of the account, such as by a performance-based management fee. These incentive compensation structures may create a conflict of interest for Brandes with regard to other accounts where Brandes is paid based on a percentage of assets in that the portfolio manager may have an incentive to allocate securities preferentially to the accounts where Brandes might share in investment gains. In order to address these potential conflicts, Brandes’ investment decision-making and trade allocation policies and procedures are designed to ensure that none of Brandes’ clients are disadvantaged in Brandes’ management of accounts. Additionally, Brandes’ internal controls are tested on a routine schedule as part of the firm’s compliance monitoring program.

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It is possible that at times identical securities will be held by more than one fund and/or account. If Brandes’ Large Cap Investment Committee identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity with a single trade due to partial trade execution of an allocation of filled purchase or sale orders across all eligible funds and other accounts. In order to address these situations, Brandes has adopted procedures for allocating portfolio transactions across multiple accounts. For all client accounts, including the Fund, that are able to participate in aggregated transactions, Brandes utilizes a rotational trading system to execute client transactions in order to provide, over the long-run, fair treatment for each client account.

Members of Brandes’ Large Cap Investment Committee may invest in a fund or other account that they are involved in the management of and a conflict may arise where they may therefore have an incentive to treat the fund that they invest in preferentially as compared to other accounts. In order to address this potential conflict, Brandes’ investment decision-making and trade allocation policies and rotational trading system procedures as described above are designed to ensure that none of Brandes’ clients are disadvantaged in Brandes’ management of accounts.

Marsico

Marsico is located at 1200 17th Street, Suite 1600, Denver, CO 80202, Marsico is an independent, registered investment adviser. Marsico was organized in September 1997 as a Delaware Limited Liability Company and provides investment management services to mutual funds and private accounts. Marsico is an indirect subsidiary of Marsico Holdings, LLC, a Delaware Limited Liability Company. As of March 31, 2012, Marsico had approximately $40 billion under management.

Services Provided

Pursuant to the terms of its Investment Sub-Advisory Agreement, Marsico selects and manages the respective investments of the Funds for which it serves as investment subadviser. Marsico performs its duties subject at all times to the control of the Board and in conformity with the stated policies of each Fund.

Its Investment Sub-Advisory Agreement generally provides that in the absence of willful misfeasance, bad faith, negligence or reckless disregard of Marsico’s obligations or duties thereunder, or any of its respective officers, directors, employees or agents, Marsico shall not be subject to liability to the Trust or to any shareholder of the Trust for any act or omission in the course of rendering services thereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

The Investment Sub-Advisory Agreement became effective with respect to a Fund after approval by the Board, and after an initial two year period, continues from year to year, provided that such continuation of the Investment Sub-Advisory Agreement is specifically approved at least annually by the Trust’s Board, including its Independent Trustees. The Investment Sub-Advisory Agreement terminates automatically in the event of its assignment, and is terminable with respect to a Fund at any time without penalty by the Trust (by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund) or by the Investment Manager on 60 days’ written notice.

The Investment Manager, from the investment advisory fees it receives, pays Marsico for the services it provides to a Fund based on the percentage of the average daily net assets of that Fund, as set forth in the Investment Sub-Advisory Agreement. The Investment Manager also may pay amounts from its own assets to the Distributor or to selling or servicing agents for services they provide.

Subadvisory Rates Paid to Marsico

Effective May 1, 2010, the Investment Manager pays Marsico, and for the period January 1, 2008 through May 1, 2010, the Previous Adviser paid Marsico, as full compensation for services provided and expenses assumed pursuant to the Investment Sub-Advisory Agreement, a subadvisory fee for Marsico 21st Century Fund,

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Columbia Marsico Focused Equities Fund and Marsico Growth Fund, computed daily and payable monthly, at the annual rates listed below as a percentage of the aggregate average daily net assets of Columbia U.S. equity funds or portions thereof subadvised by Marsico (“U.S. Funds”)*:

Fund	Rate of Compensation
U.S. Funds

•    0.45% on aggregate assets of the U.S. Funds up to $18 billion

•    0.40% on aggregate assets of the U.S. Funds between $18 billion and $21 billion

•    0.35% on aggregate assets of the U.S. Funds above $21 billion

*

For purposes of this fee calculation, the assets subadvised by Marsico in the following Columbia Funds will be aggregated: (i) Marsico 21st Century Fund; (ii) Marsico Focused Equities Fund; (iii) Columbia Variable Portfolio – Marsico 21st Century Fund; (iv) Columbia Variable Portfolio – Marsico Growth Fund; (v) Columbia Variable Portfolio – Marsico Focused Equities; (vi) Marsico Growth Fund; and (vii) any future Columbia U.S. equity fund subadvised by Marsico, as the Investment Manager and Marsico mutually agree in writing.

Effective May 1, 2010, the Investment Manager pays Marsico, as full compensation for services provided and expenses assumed pursuant to the Investment Sub-Advisory Agreement, a subadvisory fee for Marsico Global Fund, Marsico International Opportunities Fund and Multi-Advisor International Equity Fund, computed daily and payable monthly, at the annual rates listed below as a percentage of the aggregate average daily net assets of Columbia international equity funds or portions thereof subadvised by Marsico (“International Funds”)*:

Fund	Rate of Compensation
International Funds

•    0.45% on aggregate assets of the International Funds up to $6 billion

•    0.40% on aggregate assets of the International Funds between $6 billion and $10 billion

•    0.35% on aggregate assets of the International Funds above $10 billion

*	For purposes of this fee calculation, the assets subadvised by Marsico in the following Columbia Funds will be aggregated: (i) Marsico Global Fund; (ii) Marsico International Opportunities Fund; (iii) Multi-Advisor International Equity Fund; (iv) Columbia Variable Portfolio – Marsico International Opportunities Fund; and (v) any future Columbia international equity fund subadvised by Marsico, as the Investment Manager and Marsico mutually agree in writing.

The Investment Manager pays Marsico, as full compensation for services provided and expenses assumed pursuant to the Investment Sub-Advisory Agreement, a subadvisory fee for Marsico Global Fund, computed daily and payable monthly, at the annual rates listed below as a percentage of the aggregate average daily net assets of the Marsico Global Fund:

Fund	Rate of Compensation
Marsico Global Fund

•    0.45% on aggregate assets of the Marsico Global Fund up to $1.5 billion

•    0.40% on aggregate assets of the Marsico Global Fund between $1.5 billion and $3 billion

•    0.35% on aggregate assets of the Marsico Global Fund above $3 billion

For the period January 1, 2008 through May 1, 2010, the Previous Adviser paid Marsico, as full compensation for services provided and expenses assumed pursuant to the Investment Sub-Advisory Agreement, a subadvisory fee for Marsico Global Fund and Marsico International Opportunities Fund, computed daily and payable monthly, at the annual rates of 0.80% of the aggregate average daily net assets of U.S. Funds.

Immediately prior to January 1, 2008, the Previous Adviser paid Marsico, as full compensation for services provided and expenses assumed, a subadvisory fee for Marsico 21st Century Fund, Marsico Focused Equities Fund,

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Marsico Growth Fund, Marsico International Opportunities Fund and Multi-Advisor International Equity Fund, computed daily and payable monthly at the annual rate of 0.45% of the average net assets of the respective Fund.

Subadvisory Fees Paid to Marsico

Marsico received subadvisory fees from the Previous Adviser for Marsico’s services as reflected in the following chart, which shows the advisory fees paid to Marsico, the advisory fees waived and expense reimbursements where applicable, for the three most recently completed fiscal periods.

Fund	Fiscal Year Ended February 29, 2012	Fiscal Year Ended February 28, 2011		Fiscal Year Ended February 28, 2010*
		Investment Manager	Previous Adviser
Marsico 21st Century Fund
Advisory Fee Paid	$14,719,569	$13,277,486	$3,008,714	$17,890,538
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—
Marsico Focused Equities Fund
Advisory Fee Paid	$11,473,054	$10,410,256	$2,367,560	$13,085,046
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—
Marsico Global Fund
Advisory Fee Paid	$38,150	$24,235	$4,482	$20,688
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—
Marsico Growth Fund
Advisory Fee Paid	$14,719,569	$12,413,940	$2,937,459	$16,721,820
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—
Marsico International Opportunities Fund
Advisory Fee Paid	$3,832,528	$4,316,490	$947,107	$5,728,038
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—
Multi-Advisor International Equity Fund
Advisory Fee Paid	$2,142,4991	$2,495,569	$572,116	$3,532,116
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—

*	All amounts were paid to or waived/reimbursed by the Previous Adviser.

Marsico Portfolio Managers

The following provides additional information about the Marsico portfolio managers responsible for making the day-to-day investment decisions for the Funds identified below. As described in the Management of the Fund – Primary Service Providers section of each Fund’s prospectuses, the Marsico portfolio managers responsible for the Funds are:

Portfolio Manager	Funds
James G. Gendelman	Marsico Global Fund
Marsico International Opportunities Fund
Multi-Advisor International Equity Fund†
Brandon Geisler	Marsico 21st Century Fund
Thomas F. Marsico	Marsico Focused Equities Fund
Marsico Global Fund
Marsico Growth Fund

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Portfolio Manager	Funds
Munish Malhotra, CFA	Marsico International Opportunities Fund
Multi-Advisor International Equity Fund†
Coralie Witter, CFA	Marsico Focused Equities Fund
Marsico Growth Fund

†	Responsible for the portion of the Multi-Advisor International Equity Fund that is subadvised by Marsico.

Marsico Portfolio Manager(s) Information

The following table provides information about the number and assets of other investment accounts (or portions of investment accounts) that the Marsico portfolio manager(s) managed, as of the end of each Fund’s most recent fiscal year.

Other Accounts Managed by the Marsico Portfolio Managers (excluding the applicable Fund)
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance Based Accounts	Dollar Range of Equity Securities in the Fund Beneficially Owned
For Funds with fiscal period ending February 29
Marsico21st Century Fund	Brandon Giesler	2 RICs 3 PIVs 4 other accounts†	$2.597 million $0.393 million $0.607 million	None	None
Marsico Focused Equities Fund	Thomas F. Marsico	28 RICs 16 PIVs 99 other accounts†	$14.460 million $2.346 million $9.306 million	None	None
	Coralie Witter, CFA	22 RICs 21 PIVs 83 other accounts†	$14.180 million $1.665 million $8,380 million	None	None
Marisco Global Fund	James G. Gendelman	18 RICs 7 PIVs 18 other accounts	$6.372 million $0.736 million $1.565 million	None	None
	Thomas F. Marsico	28 RICs 16 PIVs 99 other accounts†	$16.903 million $2.346 million $9.306 million	None	None
Marsico Growth Fund	Thomas F. Marsico	28 RICs 16 PIVs 99 other accounts†	$13.695 million $2.346 million $9.306 million	None	None
	Coralie Witter, CFA	22 RICs 21 PIVs 83 other accounts†	$13,415 million $1.665 million $8,380 million	None	None
Marsico International Opportunities Fund	James G. Gendelman	18 RICs 7 PIVs 18 other accounts	$6.372 million $0.736 million $1.565 million	None	None
	Munish Malhorta, CFA	15 RICs 2 PIVs 12 other accounts	$5.694 million $0.120 million $1.007 million	None	None
Multi-Advisor International Equity Fund	James G. Gendelman	18 RICs 7 PIVs 18 other accounts	$3.372 million $0.736 million $1.565 million	None	None
	Munish Malhorta, CFA	15 RICs 2 PIVs 12 other accounts	$5.694 million $0.120 million $1.007 million	None	None

*	RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.
†	One of the ‘other accounts’ is a wrap fee platform which includes approximately 3,580 underlying clients for total assets of approximately $1.057 billion and two of the ‘other accounts’ represent model portfolios for total assets of approximately $2.128 billion.

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Marsico Portfolio Managers Compensation

The compensation package for portfolio managers of Marsico is structured as a combination of base salary (reevaluated at least annually), and periodic cash bonuses. Base salaries may be adjusted upward or downward depending on Marsico’s profitability. Bonuses are typically based on two other primary factors: (1) Marsico’s overall profitability for the period, and (2) individual achievement and contribution. Exceptional individual efforts are typically rewarded through salary readjustments and through larger bonuses. No other special employee incentive arrangements are currently in place or being planned.

Portfolio manager compensation takes into account, among other factors, the overall performance of all accounts for which the portfolio manager provides investment advisory services. In receiving compensation such as bonuses, portfolio managers do not receive special consideration based on the performance of particular accounts, and do not receive compensation from accounts charging performance-based fees. In addition to salary and bonus, Marsico’s portfolio managers may participate in other benefits such as health insurance and retirement plans on the same basis as other Marsico employees. Marsico’s portfolio managers also may be offered the opportunity to acquire equity interests in the firm’s parent company. Equity interests are subject to the financial risks of Marsico’s business generally.

As a general matter, Marsico does not tie portfolio manager compensation to specific levels of performance relative to fixed benchmarks (e.g., S&P 500® Index). Although performance is a relevant consideration, comparisons with fixed benchmarks may not always be useful. Relevant benchmarks vary depending on specific investment styles and client guidelines or restrictions, and comparisons to benchmark performance may at times reveal more about market sentiment than about a portfolio manager’s performance or abilities. To encourage a long-term horizon for managing client assets and concurrently minimizing potential conflicts of interest and portfolios risks, Marsico evaluates a portfolio manager’s performance over periods longer than the immediate compensation period, and may consider a variety of measures in determining compensation, such as the performance of unaffiliated mutual funds or other portfolios having similar strategies as well as other measurements. Other factors that may be significant in determining portfolio manager compensation include, without limitation, the effectiveness of the manager’s leadership within Marsico’s investment management team, contributions to Marsico’s overall performance, discrete securities analysis, idea generation, the ability and willingness to support and train other analysts, and other considerations.

Marsico Portfolio Managers and Potential Conflicts of Interest

As indicated above, a portfolio manager may manage accounts for other clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers of Marsico make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that account. The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Although Marsico does not track the time a portfolio manager spends on a single portfolio, it does assess whether a portfolio manager has adequate time and resources to effectively manage all of the accounts for which he or she is responsible. Marsico seeks to manage competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline or complementary investment disciplines. Accounts within a particular investment discipline may often be managed by using generally similar investment strategies, subject to factors including particular account restrictions and objectives, account opening dates, cash flows, and other considerations. Even where multiple accounts are managed by the same portfolio manager within the same investment discipline, however, Marsico may take action with respect to one account that may differ from the timing or nature of action taken with respect to another account because of different client-specific objectives or restrictions or for other reasons such as different cash flows. Accordingly, the performance of each account managed by a portfolio manager will vary.

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Potential conflicts of interest may also arise when allocating and/or aggregating trades. Marsico often aggregates into a single trade order several individual contemporaneous client trade orders in a single security. Under Marsico’s trade management policy and procedures, when trades are aggregated on behalf of more than one account, such transactions will be allocated to participating client accounts in a fair and equitable manner. With respect to initial public offerings and other syndicated or limited offerings, it is Marsico’s policy to seek to ensure that over the long term, accounts with the same or similar investment objectives or strategies will receive an equitable opportunity to participate meaningfully in such offerings and will not be unfairly disadvantaged. To deal with these situations, Marsico has adopted policies and procedures for allocating transactions across multiple accounts. Marsico’s policies also seek to ensure that portfolio managers do not systematically allocate other types of trades in a manner that would be more beneficial to one account than another. Marsico’s compliance department monitors transactions made on behalf of multiple clients to seek to ensure adherence to its policies.

Marsico has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that seek to minimize potential conflicts of interest that may arise because Marsico advises multiple accounts. In addition, Marsico monitors a variety of areas, including compliance with account investment guidelines and/or restrictions and compliance with the policies and procedures of Marsico, including Marsico’s Code of Ethics.

Threadneedle

Threadneedle is a direct subsidiary of Threadneedle Asset Management Holdings Limited and an affiliate of the Investment Manager, and an indirect wholly-owned subsidiary of Ameriprise Financial. Threadneedle and Threadneedle Asset Management Holdings Limited are located at 60 St Mary Axe, London EC3A 8JQ, United Kingdom.

Services Provided

Pursuant to the terms of its Investment Sub-Advisory Agreement, Threadneedle manages the portion of the Multi-Advisor International Equity Fund’s asset that is allocated to it from time to time by the Investment Manager. In this capacity, Threadneedle selects and manages investments of the Fund with respect to its allocated portion. Threadneedle performs its duties subject at all times to oversight by the Investment Manager and to the control of the Board and in conformity with the stated policies of the Fund.

Its Investment Sub-Advisory Agreement generally provides that in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties, or reckless disregard of its obligations or duties thereunder, neither Threadneedle nor any of its respective officers, partners, employees or agents shall be subject to liability to the Trust or to any shareholder of the Trust for any act or omission in the course of rendering services thereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

The Investment Sub-Advisory Agreement became effective with respect to the Fund after approval by the Board, and after an initial two year period, continues from year to year, provided that such continuation of the Investment Sub-Advisory Agreement is specifically approved at least annually by the Trust’s Board, including its Independent Trustees. The Investment Sub-Advisory Agreement terminates automatically in the event of its assignment, and is terminable with respect to the Fund at any time without penalty by the Trust (by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund) or by the Investment Manager on 60 days’ written notice.

The Investment Manager, from the investment advisory fees it receives, pays Threadneedle for the services it provides to the Fund based on the percentage of the average daily net assets of the Fund, as set forth in the Investment Sub-Advisory Agreement. The Investment Manager also may pay amounts from its own assets to the Distributor or to selling or servicing agents for services they provide.

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Subadvisory Rates Paid to Threadneedle

Effective April 11, 2011, the Investment Manager pays Threadneedle, as full compensation for services provided and expenses assumed pursuant to the Investment Sub-Advisory Agreement, a subadvisory fee for Multi-Advisor International Equity Fund that is based on a percentage of the daily net assets of the Fund allocated to it as follows: 0.35% on the first $150 million of assets; 0.30% on the next $500 million of assets; 0.25% on the next $500 million of assets; and 0.20% on assets thereafter.

Subadvisory Fees Paid to Threadneedle

Threadneedle began managing a portion of the Multi-Advisor International Equity Fund’s assets on April 11, 2011. Therefore, Threadneedle received no subadvisory fees from the Investment Manager during the fiscal years completed on February 28, 2010 and February 28, 2011. For the fiscal year completed February 29, 2012, Threadneedle received subadvisory fees from the Investment Manager for the Multi-Advisor International Equity Fund totaling $2,533,939.

Threadneedle Portfolio Manager

The following provides additional information about the portfolio manager responsible for making the day-to-day investment decisions for Threadneedle’s portion of the Fund identified below. As described in the Management of the Fund – Primary Service Providers section of the Fund’s prospectuses, the portfolio manager responsible for Threadneedle’s portion of the Fund is:

Portfolio Manager	Fund(s)
Dan Ison	Multi-Advisor International Equity Fund

Threadneedle Portfolio Manager Information

The following table provides information about the number and assets of other investment accounts (or portions of investment accounts) that the Threadneedle portfolio manager managed, as of the end of the Fund’s most recent fiscal year.

Other Accounts Managed by the Threadneedle Portfolio Managers (excluding the Fund)
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance Based Accounts	Dollar Range of Equity Securities in the Fund Beneficially Owned
For Funds with fiscal year ending February 29
Multi-Advisor International Equity Fund	Dan Ison	1 RIC 2 PIVs	$0.442 billion $0.135 billion	1 PIV ($84.8 million)	None

*	RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.

Threadneedle Portfolio Manager(s) Compensation

To align the interests of its investment staff with those of its clients, the remuneration plan for senior individuals comprises basic salary, an annual profit share (linked to individual performance and the profitability of the company) and a long term incentive plan known as the Equity Incentive Plan (EIP) linked to measures of Threadneedle’s corporate success. Threadneedle believes this encourages longevity of service.

The split between each component varies between investment professionals and will be dependent on performance and the type of funds they manage.

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The split of the profit share focuses on three key areas of success:

•	Performance of own funds and research recommendations,

•	Performance of all portfolios in the individual’s team,

•	Broader contribution to the wider thinking of the investment team, e.g. idea generation, interaction with colleagues and commitment for example to assisting the sales effort.

Consideration of the individual’s general contribution is designed to encourage fund managers to think beyond personal portfolio performance and considers contributions made in:

•	Inter-team discussions, including asset allocation, global sector themes and weekly investment meetings,

•	Intra-team discussion, stock research and investment insights,

•	Marketing support, including written material and presentations.

It is important to appreciate that in order to maximize an individual’s rating and hence their profit share, he or she needs to score well in all areas. It is not sufficient to produce good personal fund performance without contributing effectively to the team and wider investment department. This structure is closely aligned with the Threadneedle’s investment principles of sharing ideas and effective communication.

Threadneedle Portfolio Managers and Potential Conflicts of Interest

Threadneedle portfolio managers may manage one or more mutual funds as well as other types of accounts, including proprietary accounts, separate accounts for institutions, and other pooled investment vehicles. Portfolio managers make investment decisions for an account or portfolio based on its investment objectives and policies, and other relevant investment considerations. A portfolio manager may manage a separate account or other pooled investment vehicle whose fees may be materially greater than the management fees paid by the Fund and may include a performance-based fee. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, and the aggregation and allocation of trades. In addition, the portfolio manager’s responsibilities at Threadneedle include working as a securities analyst. This dual role may give rise to conflicts with respect to making investment decisions for accounts that he/she manages versus communicating his/her analyses to other portfolio managers concerning securities that he/she follows as an analyst.

Threadneedle has a fiduciary responsibility to all of the clients for which it manages accounts. Threadneedle seeks to provide best execution of all securities transactions and to aggregate securities transactions and then allocate securities to client accounts in a fair and timely manner. Threadneedle has developed policies and procedures, including brokerage and trade allocation policies and procedures, designed to mitigate and manage the potential conflicts of interest that may arise from the management of multiple types of accounts for multiple clients.

The Administrator

Columbia Management Investment Advisers, LLC (which is also the Investment Manager) serves as Administrator of the Funds.

Services Provided

Pursuant to the terms of the Administrative Services Agreement, the Administrator has agreed to provide all of the services necessary for, or appropriate to, the business and effective operation of each Fund that are not (a) provided by employees or other agents engaged by each Fund or (b) required to be provided by any person pursuant to any other agreement or arrangement with each Fund.

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Administration Fee Rates Paid by the Funds

The Administrator receives fees as compensation for its services, which are computed daily and paid monthly, as set forth in the Administrative Services Agreement, and as shown in the section entitled Primary Service Providers – The Administrator in each Fund’s prospectuses.

The Administrator and the Previous Administrator received fees from the Funds for their services as reflected in the following charts, which show administration fees paid to and, as applicable waived/reimbursed by the Administrator and the Previous Administrator, for the three most recently completed fiscal years.

	Fiscal Period Ended January 31, 2012	Fiscal Year Ended March 31, 2011		Fiscal Year Ended March 31, 2010*	Fiscal Year Ended March 31, 2009*
Fund		Administrator	Previous Administrator
LifeGoal® Balanced Growth Portfolio
Administration Fee Paid	$172,993	—	—	—	—
Amount Reimbursed	—	—	—	—	—
Amount Waived	—	—	—	—	—
LifeGoal® Growth Portfolio
Administration Fee Paid	$110,201	—	—	—	—
Amount Reimbursed	—	—	—	—	—
Amount Waived	—	—	—	—	—
LifeGoal® Income and Growth Portfolio
Administration Fee Paid	$19,610	—	—	—	—
Amount Reimbursed	—	—	—	—	—
Amount Waived	—	—	—	—	—
LifeGoal® Income Portfolio
Administration Fee Paid	$8,838	$30,914	$3,197	$39,883	$38,550
Amount Reimbursed	—	—	—	$27,743	$26,949
Amount Waived	$1,907	$22,563	$2,386	—	—
Masters International Equity Portfolio
Administration Fee Paid	$14,245	—	—	—	—
Amount Reimbursed	—	—	—	—	—
Amount Waived	—	—	—	—	—

*	All amounts were paid to or waived/reimbursed by the Previous Administrator.

		Fiscal Year Ended February 28, 2011		Fiscal Year Ended February 28, 2010*
Fund	Fiscal Year Ended February 29, 2012	Administrator	Previous Administrator
Convertible Securities Fund
Administration Fee Paid	$468,787	$595,247	$125,887	$645,345
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—
International Value Fund**
Administration Fee Paid	$2,258,470	$2,268,256	$502,197	$2,523,528
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—

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		Fiscal Year Ended February 28, 2011		Fiscal Year Ended February 28, 2010*
Fund	Fiscal Year Ended February 29, 2012	Administrator	Previous Administrator
Large Cap Core Fund
Administration Fee Paid	$630,042	$1,456,582	$313,512	$1,646,222
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—
Large Cap Enhanced Core Fund
Administration Fee Paid	$298,190	$539,340	$133,310	$760,800
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—
Large Cap Index Fund
Administration Fee Paid	$3,361,679	$2,435,505	$476,763	$2,231,508
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—
Large Cap Value Fund
Administration Fee Paid	$1,573,639	$2,882,750	$618,318	$3,641,178
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—
Marsico 21st Century Fund
Administration Fee Paid	$5,963,877	$6,375,466	$1,446,304	$8,603,983
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—
Marsico Focused Equities Fund
Administration Fee Paid	$5,553,522	$4,973,795	$1,133,081	$6,259,486
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—
Marsico Global Fund
Administration Fee Paid	$4,675	$11,839	$2,186	—
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—
Marsico Growth Fund
Administration Fee Paid	$7,140,171	$5,953,193	$1,411,813	$8,032,650
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—
Marsico International Opportunities Fund
Administration Fee Paid	$1,825,542	$2,111,916	$462,400	$2,706,440
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—
Mid Cap Index Fund
Administration Fee Paid	$2,688,253	$1,806,673	$335,447	$1,474,963
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—
Mid Cap Value Fund
Administration Fee Paid	$3,145,380	$6,421,326	$1,333,218	$6,437,740
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—
Multi-Advisor International Equity Fund
Administration Fee Paid	$1,516,047	$1,837,899	$415,193	$2,340,535
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—

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		Fiscal Year Ended February 28, 2011		Fiscal Year Ended February 28, 2010*
Fund	Fiscal Year Ended February 29, 2012	Administrator	Previous Administrator
Overseas Value Fund
Administration Fee Paid	$9,224	$3,250	$668	—
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—
Small Cap Growth Fund II
Administration Fee Paid	$358,982	$335,839	$71,779	$296,532
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—
Small Cap Index Fund
Administration Fee Paid	$2,072,518	$1,317,190	$259,005	$1,163,978
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—
Small Cap Value Fund II
Administration Fee Paid	$1,896,297	$2,279,973	$443,426	$1,916,545
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—

*	All amounts were paid to or waived/reimbursed by the Previous Administrator.
**	The Administration fees are paid at both the Master Portfolio- and Feeder Fund-levels; amounts shown above include only the portion paid at the Feeder Fund-level.

		Fiscal Year Ended March 31, 2011
Fund	Fiscal Year Ended March 31, 2012	Administrator	Previous Administrator	Fiscal Year Ended March 31, 2010*
Short Term Bond Fund
Administration Fee Paid	$1,741,167	$2,986,599	$280,798	$2,556,779
Amount Reimbursed	—	—	—	$97,492
Amount Waived	—	—	—	—

*	All amounts were paid to or waived/reimbursed by the Previous Administrator.

Fund			Fiscal Year Ended March 31, 2011		Fiscal Year Ended March 31, 2010**
	Fiscal Period Ended April 30, 2012*	Fiscal Year Ended March 31, 2012	Administrator	Previous Administrator
CA Intermediate Municipal Bond Fund
Administration Fee Paid	$16,352	$205,208	$331,076	$27,933	$258,160
Amount Reimbursed	—	—	—	—	—
Amount Waived	—	—	—	—	—
Corporate Bond Portfolio
Administration Fee Paid	—	—	—	—	—
Amount Reimbursed	—	—	—	—	—
Amount Waived	—	—	—	—	—
GA Intermediate Municipal Bond Fund
Administration Fee Paid	$6,138	$86,372	$169,429	$16,176	$141,447
Amount Reimbursed	—	—	—	—	—
Amount Waived	—	—	—	—	—

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Fund			Fiscal Year Ended March 31, 2011		Fiscal Year Ended March 31, 2010**
	Fiscal Period Ended April 30, 2012*	Fiscal Year Ended March 31, 2012	Administrator	Previous Administrator
MD Intermediate Municipal Bond Fund
Administration Fee Paid	$8,153	$112,277	$154,855	$14,763	$181,093
Amount Reimbursed	—	—	—	—	—
Amount Waived	—	—	—	—	—
Mortgage- and Asset-Backed Portfolio
Administration Fee Paid	—	—	—	—	—
Amount Reimbursed	—	—	—	—	—
Amount Waived	—	—	—	—	—
NC Intermediate Municipal Bond Fund
Administration Fee Paid	$13,067	$175,678	$225,076	$20,237	$234,514
Amount Reimbursed	—	—	—	—	—
Amount Waived	—	—	—	—	—
Short Term Municipal Bond Fund
Administration Fee Paid	$121,842	$1,717,276	$3,069,492	$299,833	$2,935,466
Amount Reimbursed	—	—	—	—	—
Amount Waived	—	—	—	—	—
SC Intermediate Municipal Bond Fund
Administration Fee Paid	$10,147	$135,833	$182,254	$17,283	$235,422
Amount Reimbursed	—	—	—	—	—
Amount Waived	—	—	—	—	—
VA Intermediate Municipal Bond Fund
Administration Fee Paid	$21,230	$285,097	$374,692	$33,870	$411,604
Amount Reimbursed	—	—	—	—	—
Amount Waived	—	—	—	—	—

*	For the period from April 1, 2012 to April 30, 2012. During the period, the fiscal year end of each Fund was changed from March 31 to April 30.
**	All amounts were paid to or waived/reimbursed by the Previous Administrator.

Pricing and Bookkeeping Services

Prior to 2011, State Street provided certain pricing and bookkeeping services to the Funds. The Administrator was responsible for overseeing the performance of these services and for certain other services. Effective during 2011, these services began to be provided under the Administrative Services Agreement.

Services Provided

Effective December 15, 2006, the Trust entered into a Financial Reporting Services Agreement with State Street and the Previous Adviser (the Financial Reporting Services Agreement) pursuant to which State Street provided financial reporting services to the Funds. Also effective December 15, 2006, the Trust entered into an Accounting Services Agreement with State Street and the Previous Adviser (collectively with the Financial Reporting Services Agreement, the State Street Agreements) pursuant to which State Street provided accounting services to the Funds. Effective May 1, 2010, the State Street Agreements were amended to, among

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other things, assign and delegate the Previous Adviser’s rights and obligations under the State Street Agreements to the Administrator. Under the State Street Agreements, each Fund (except the Corporate Bond Portfolio, Mortgage- and Asset-Backed Portfolio, LifeGoal® Portfolios, Masters International Equity Portfolio, Large Cap Index Fund and Small Cap Index Fund) paid State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee for a Fund during any year did not exceed $140,000 annually (exclusive of out-of-pocket expenses and charges). Each Fund (except the Corporate Bond Portfolio, Mortgage- and Asset-Backed Portfolio, LifeGoal® Portfolios, Large Cap Index Fund and Small Cap Index Fund) also reimbursed State Street for certain out-of-pocket expenses and charges. The State Street Agreements were terminated on August 8, 2011.

Under the State Street Agreements, LifeGoal® Income Portfolio and Masters International Equity Portfolio paid State Street an annual fee of $26,000 paid monthly. LifeGoal® Income Portfolio also reimbursed State Street for certain out-of-pocket expenses and charges. Except for LifeGoal® Income Portfolio, the LifeGoal® Portfolios did not pay any separate fees for services rendered under the State Street Agreements, and, except for LifeGoal® Income Portfolio, the fees for pricing and bookkeeping services incurred by the LifeGoal® Portfolios were paid as part of the management fee.

Under the Administrative Services Agreement, fees for pricing and bookkeeping services incurred by Large Cap Index Fund and Small Cap Index Fund are paid by the Administrator.

Pursuant to an assumption agreement with the Investment Manager, Corporate Bond Portfolio and Mortgage- and Asset-Backed Portfolio did not pay separate fees for services rendered under the State Street Agreements and did not pay fees for pricing and bookkeeping services.

From December 15, 2006 through May 1, 2010, the Trust was party to a Pricing and Bookkeeping Oversight and Services Agreement (the Services Agreement) with the Previous Adviser. Under the Services Agreement, the Previous Adviser provided services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provided oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, each Fund reimbursed the Previous Adviser for out-of-pocket expenses and charges, including fees payable to third parties, such as for pricing the Funds’ portfolio securities, incurred by the Previous Adviser in the performance of services under the Services Agreement. Prior to January 1, 2008, the Funds also reimbursed the Previous Adviser for accounting oversight services and services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002. Effective May 1, 2010, the services previously provided by the Previous Adviser under the Services Agreement began to be provided by the Administrator under the Administrative Services Agreement, and the Services Agreement was terminated.

Pricing and Bookkeeping Fees Paid by the Funds

State Street received fees from the Funds for their services as reflected in the following table, which show the net pricing and bookkeeping fees paid to State Street, the Investment Manager and the Previous Adviser for the three most recently completed fiscal years, except as otherwise indicated.

Fund	Fiscal Period Ended January 31, 2012	Fiscal Year Ended March 31, 2011	Fiscal Year Ended March 31, 2010*	Fiscal Year Ended March 31, 2009*
LifeGoal® Balanced Growth Portfolio
Amount Paid to Investment Manager	—	—	—	—
Amount Paid to State Street	—	—	—	—

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Fund	Fiscal Period Ended January 31, 2012	Fiscal Year Ended March 31, 2011	Fiscal Year Ended March 31, 2010*	Fiscal Year Ended March 31, 2009*
LifeGoal® Growth Portfolio
Amount Paid to Investment Manager	—	—	—	—
Amount Paid to State Street	—	—	—	—
LifeGoal® Income and Growth Portfolio
Amount Paid to Investment Manager	—	—	—	—
Amount Paid to State Street	—	—	—	—
LifeGoal® Income Portfolio
Amount Paid to Investment Manager	$89	—	—	—
Amount Paid to State Street	—	$26,348	$26,283	$26,128
Masters International Equity Portfolio
Amount Paid to Investment Manager	$509	—	—	—
Amount Paid to State Street	—	$27,115	$26,284	$26,151

*	All amounts “Paid to Investment Manager” were paid to the Previous Adviser.

Fund	Fiscal Year Ended February 29, 2012	Fiscal Year Ended February 28, 2011	Fiscal Year Ended February 28, 2010*
Convertible Securities Fund
Amount Paid to Investment Manager	—	—	—
Amount Paid to State Street	$40,806	$112,948	$117,450
International Value Fund**
Amount Paid to Investment Manager	—	—	—
Amount Paid to State Street	$16,344	$38,000	$38,000
Large Cap Core Fund
Amount Paid to Investment Manager	—	—	—
Amount Paid to State Street	$48,189	$144,785	$144,815
Large Cap Enhanced Core Fund
Amount Paid to Investment Manager	—	—	—
Amount Paid to State Street	$30,316	$109,119	$117,947
Large Cap Index Fund
Amount Paid to Investment Manager	—	—	—
Amount Paid to State Street	—	—	—
Large Cap Value Fund
Amount Paid to Investment Manager	—	—	—
Amount Paid to State Street	$59,100	$141,795	$141,357
Marsico 21st Century Fund
Amount Paid to Investment Manager			—
Amount Paid to State Street	$59,721	$142,868	$147,990
Marsico Focused Equities Fund
Amount Paid to Investment Manager	—	—	—
Amount Paid to State Street	$57,903	$143,791	$143,765
Marsico Global Fund
Amount Paid to Investment Manager	—	—	—
Amount Paid to State Street	$18,087	$50,506	$22,418

99

Fund	Fiscal Year Ended February 29, 2012	Fiscal Year Ended February 28, 2011	Fiscal Year Ended February 28, 2010*
Marsico Growth Fund
Amount Paid to Investment Manager	—	—	—
Amount Paid to State Street	$59,396	$143,829	$143,813
Marsico International Opportunities Fund
Amount Paid to Investment Manager	—	—	—
Amount Paid to State Street	$54,903	$151,885	$151,423
Mid Cap Index Fund
Amount Paid to Investment Manager	—	—	—
Amount Paid to State Street	$60,484	$145,325	$145,331
Mid Cap Value Fund
Amount Paid to Investment Manager	—	—	—
Amount Paid to State Street	$9,536	$141,578	$141,991
Multi-Advisor International Equity Fund
Amount Paid to Investment Manager	—	—	—
Amount Paid to State Street	$10,528	$156,329	$155,605
Overseas Value Fund
Amount Paid to Investment Manager	—	—	—
Amount Paid to State Street	$17,395	$51,388	$15,682
Small Cap Growth Fund II
Amount Paid to Investment Manager	—	—	—
Amount Paid to State Street	$33,332	$92,313	$89,209
Small Cap Index Fund
Amount Paid to Investment Manager	—	—	—
Amount Paid to State Street	—	—	—
Small Cap Value Fund II
Amount Paid to Investment Manager	—	—	—
Amount Paid to State Street	$59,231	$142,013	$141,971

*	All amounts “Paid to Investment Manager” were paid to the Previous Adviser.
**	The Pricing and Bookkeeping Fees are paid at both the Master Portfolio- and Feeder Fund-levels; amounts shown above include only the portion paid at the Feeder Fund-level.

Fund	Fiscal Year Ended March 31, 2012	Fiscal Year Ended March 31, 2011	Fiscal Year Ended March 31, 2010*
Short Term Bond Fund
Amount Paid to Investment Manager	—	—	—
Amount Paid to State Street	$27,398	$171,788	$170,978

*	All amounts “Paid to Investment Manager” were paid to the Previous Adviser.

Fund	Fiscal Period Ended April 30, 2012*	Fiscal Year Ended March 31, 2012	Fiscal Year Ended March 31, 2011	Fiscal Year Ended March 31, 2010**
CA Intermediate Municipal Bond Fund
Amount Paid to Investment Manager	—	—	—	—
Amount Paid to State Street	—	$10,948	$93,984	$89,890
Corporate Bond Portfolio
Amount Paid to Investment Manager	—	—	—	—
Amount Paid to State Street	—	—	—	—

100

Fund	Fiscal Period Ended April 30, 2012*	Fiscal Year Ended March 31, 2012	Fiscal Year Ended March 31, 2011	Fiscal Year Ended March 31, 2010**
GA Intermediate Municipal Bond Fund
Amount Paid to Investment Manager	—	—	—	—
Amount Paid to State Street	—	$7,583	$66,957	$68,821
MD Intermediate Municipal Bond Fund
Amount Paid to Investment Manager	—	—	—	—
Amount Paid to State Street	—	$8,201	$72,676	$74,271
Mortgage- and Asset-Backed Portfolio
Amount Paid to Investment Manager	—	—	—	—
Amount Paid to State Street	—	—	—	—
NC Intermediate Municipal Bond Fund
Amount Paid to Investment Manager	—	—	—	—
Amount Paid to State Street	—	$9,953	$86,539	$84,310
Short Term Municipal Bond Fund
Amount Paid to Investment Manager	—	—	—	—
Amount Paid to State Street	—	$29,401	$192,867	$184,672
SC Intermediate Municipal Bond Fund
Amount Paid to Investment Manager	—	—	—	—
Amount Paid to State Street	—	$8,707	$76,745	$81,480
VA Intermediate Municipal Bond Fund
Amount Paid to Investment Manager	—	—	—	—
Amount Paid to State Street	—	$12,533	$107,911	$107,431

*	For the period from April 1, 2012 to April 30, 2012. During the period, the fiscal year end of each Fund was changed from March 31 to April 30.
**	All amounts “Paid to Investment Manager” were paid to the Previous Adviser.

The Principal Underwriter/Distributor

Columbia Management Investment Distributors, Inc. (the Distributor) serves as the principal underwriter and distributor for the continuous offering of shares of the Funds pursuant to a Distribution Agreement. The Distribution Agreement obligates the Distributor to use appropriate efforts to find purchasers for the shares of the Funds. The Distributor’s address is: 225 Franklin Street, Boston, MA 02110.

Distribution Obligations

Pursuant to the Distribution Agreement, the Distributor, as agent, sells shares of the Funds on a continuous basis and transmits purchase and redemption orders that it receives to the Trust or the Transfer Agent, or their designated agents. Additionally, the Distributor has agreed to use appropriate efforts to solicit orders for the sale of shares and to undertake advertising and promotion as it believes appropriate in connection with such solicitation. Pursuant to the Distribution Agreement, the Distributor, at its own expense, finances those activities which are primarily intended to result in the sale of shares of the Funds, including, but not limited to, advertising, compensation of underwriters, dealers and sales personnel, the printing and mailing of prospectuses to other than existing shareholders, and the printing and mailing of sales literature. The Distributor, however, may be

101

compensated or reimbursed for all or a portion of such expenses to the extent permitted by a Distribution Plan adopted by the Trust pursuant to Rule 12b-1 under the 1940 Act. See Investment Advisory and Other Services – Distribution and Servicing Plans for more information about the share classes for which the Trust has adopted a Distribution Plan.

See Investment Advisory and Other Services – Other Roles and Relationships of Ameriprise Financial and its Affiliates – Certain Conflicts of Interest for more information about conflicts of interest, including those that relate to the Investment Manager and its affiliates.

The Distribution Agreement became effective with respect to each Fund after approval by its Board, and, after an initial two-year period, continues from year to year, provided that such continuation of the Distribution Agreement is specifically approved at least annually by the Board, including its Independent Trustees. The Distribution Agreement terminates automatically in the event of its assignment, and is terminable with respect to each Fund at any time without penalty by the Trust (by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund) or by the Distributor on 60 days’ written notice.

Underwriting Commissions Paid by the Funds

The Distributor and the Previous Distributor received commissions and other compensation for its services as reflected in the following charts, which show amounts paid to the Distributor and the Previous Distributor, as well as amounts the Distributor and the Previous Distributor retained, after paying commissions and other expenses, for the three most recently completed fiscal years.

Fund	Fiscal Period Ended January 31, 2012	Fiscal Year Ended March 31, 2011		Fiscal Year Ended March 31, 2010*	Fiscal Year Ended March 31, 2009*
		Distributor	Previous Distributor
LifeGoal® Balanced Growth Portfolio
Amount Paid
Class A shares	740,555	$542,783	$79,808	$707,466	$824,098
Amount Retained
Class A shares	$625,323	$88,517**		$112,738	$132,234
Class B shares	$21,587	$99,464**		$220,799	$479,481
Class C shares	$4,176	$5,151**		$6,080	$56,297
Class T shares	$4,240
LifeGoal® Growth Portfolio
Amount Paid
Class A shares	$435,375	$273,007	$46,518	$357,761	$619,512
Amount Retained
Class A shares	$714,528	$44,023**		$54,808	$99,409
Class B shares	$39,575	$67,582		$109,835	$230,340
Class C shares	$4,801	$5,859		$6,240	$14,107
Class T shares	—
LifeGoal® Income and Growth Portfolio
Amount Paid
Class A shares	$106,244	$121,630	$15,731	$161,707	$248,920
Amount Retained
Class A shares	$86,408	$17,709**		$27,891	$45,674
Class B shares	$6,260	$25,995**		$43,762	$137,664
Class C shares	$1,296	$1,302**		$2,141	$9,112
Class T shares	—

102

Fund	Fiscal Period Ended January 31, 2012	Fiscal Year Ended March 31, 2011		Fiscal Year Ended March 31, 2010*	Fiscal Year Ended March 31, 2009*
		Distributor	Previous Distributor
LifeGoal® Income Portfolio
Amount Paid
Class A shares	$6,354	$9,686	$1,037	$12,780	$20,370
Amount Retained
Class A shares	$5,800	$1,357**		$1,355	$1,738
Class B shares	$511	$2,546**		$6,709	$5,919
Class C shares	$393	$229**		$145	$1,609
Class T shares	—
Masters International Equity Portfolio
Amount Paid
Class A shares	$7,969	$7,943	$1,970	$22,038	$125,854
Amount Retained
Class A shares	$6,656	$1,571**		$17,969	$21,250
Class B shares	$3,596	$7,811**		$14,287	$19,308
Class C shares	$128	$287**		$588	$6,443

*	All amounts were paid to or retained by the Previous Distributor.
**	A portion of the amount shown was retained by the Distributor and the Previous Distributor.

	Fiscal Year Ended February 29, 2012	Fiscal Year Ended February 28, 2011		Fiscal Year Ended February 28, 2010*
Fund		Distributor	Previous Distributor
Convertible Securities Fund
Amount Paid
Class A shares	$173,003	$53,741	$6,710	$44,314
Amount Retained
Class A shares	$173,003	$9,935**		$6,663
Class B shares	$2,291	$8,741**		$15,863
Class C shares	$2,396	$101**		$141
International Value Fund
Amount Paid
Class A shares	$81,986	$71,896	$29,627	$242,634
Amount Retained
Class A shares	$81,986	$16,822**		$34,160
Class B shares	$1,025	$1,158**		$507
Class C shares	$4,325	$5,200**		$827
Large Cap Core Fund
Amount Paid
Class A shares	$24,187	$24,844	$8,758	$42,420
Amount Retained
Class A shares	$24,212	$5,030**		$6,503
Class B shares	$1,097	$1,423**		$3,239
Class C shares	$324	$242**		$203
Large Cap Enhanced Core Fund
Amount Paid
Class A shares	—	—	—	—
Amount Retained
Class A shares	—	—	—	—
Class R shares	—	—	—	—

103

	Fiscal Year Ended February 29, 2012	Fiscal Year Ended February 28, 2011		Fiscal Year Ended February 28, 2010*
Fund		Distributor	Previous Distributor
Large Cap Index Fund
Amount Paid
Class A shares	—	—	—	—
Amount Retained
Class A shares	—	—		$15
Class B shares	$212	$879**		$4,216
Large Cap Value Fund
Amount Paid
Class A shares	$124,827	$91,840	$37,084	$153,445
Amount Retained
Class A shares	$125,422	$19,076**		$25,081
Class B shares	$12,360	$30,573**		$57,696
Class C shares	$2,168	$1,633**		$1,728
Marsico 21st Century Fund
Amount Paid
Class A shares	$317,691	$403,712	$124,579	$813,469
Amount Retained
Class A shares	$319,820	$71,965**		$120,518
Class B shares	$167,571	$316,760**		$402,871
Class C shares	$15,487	$20,971**		$144,216
Marsico Focused Equities Fund
Amount Paid
Class A shares	$173,599	$172,448	$42,458	$264,977
Amount Retained
Class A shares	$173,619	$30,674**		$44,751
Class B shares	$17,505	$52,559**		$118,597
Class C shares	$4,579	$10,485**		$24,741
Marsico Global Fund
Amount Paid
Class A shares	$36,429	$15,034	$1,125	$12,606
Amount Retained
Class A shares	$36,999	$2,241**		$1,779
Class C shares	$200	$42**		$743
Marsico Growth Fund
Amount Paid
Class A shares	$225,750	$237,830	$65,591	$341,752
Amount Retained
Class A shares	$225,750	$44,389**		$66,515
Class B shares	$19,348	$77,871**		$119,246
Class C shares	$13,676	$8,561**		$43,937
Marsico International Opportunities Fund
Amount Paid
Class A shares	$20,898	$30,520	$12,737	$69,193
Amount Retained
Class A shares	$21,012	$6,528**		$10,762
Class B shares	$19,493	$33,816**		$38,709
Class C shares	$781	$970**		$4,361
Mid Cap Index Fund
Amount Paid
Class A shares	—	—	—	—
Amount Retained
Class A shares	—	—	—	—

104

	Fiscal Year Ended February 29, 2012	Fiscal Year Ended February 28, 2011		Fiscal Year Ended February 28, 2010*
Fund		Distributor	Previous Distributor
Mid Cap Value Fund
Amount Paid
Class A shares	$166,481	$172,566	$55,954	$267,654
Amount Retained
Class A shares	$180,474	$37,809**		$45,628
Class B shares	$33,200	$56,082**		$88,854
Class C shares	$9,366	$9,853**		$20,739
Multi-Advisor International Equity Fund
Amount Paid
Class A shares	$29,467	$2,658	$5,851	$13,134
Amount Retained
Class A shares	$105,885	$1,326**		$2,007
Class B shares	$7,341	$1,602**		$1,146
Class C shares	$504	—	—	—
Overseas Value Fund
Amount Paid	—	—	—	—
Amount Retained	—	—	—	—
Small Cap Growth Fund II
Amount Paid
Class A shares	$10,949	$11,333	$5,872	$21,406
Amount Retained
Class A shares	$10,949	$2,632**		$3,046
Class B shares	$820	$2,255**		$1,948
Class C shares	$6	$663**		$551
Small Cap Index Fund
Amount Paid
Class A shares	—	—	—	—
Amount Retained
Class A shares	—	—	—	—
Class B shares	$6,291
Small Cap Value Fund II
Amount Paid
Class A shares	$3,679	$4,817	$1,087	$8,583
Amount Retained
Class A shares	$3,892	$1,040**		$1,118
Class B shares	$4,270	$6,376**		$8,191
Class C shares	$96	$296**		$1,745

*	All amounts were paid to or retained by the Previous Distributor.
**	A portion of the amount shown was retained by the Distributor and the Previous Distributor.

	Fiscal Year Ended March 31, 2012	Fiscal Year Ended March 31, 2011		Fiscal Year Ended March 31, 2010*
Fund		Distributor	Previous Distributor
Short Term Bond Fund
Amount Paid
Class A Shares	$73,720	$132,347	$11,409	$243

105

	Fiscal Year Ended March 31, 2012	Fiscal Year Ended March 31, 2011		Fiscal Year Ended March 31, 2010*
Fund		Distributor	Previous Distributor
Amount Retained
Class A Shares	$123,557	$51,632**		$99,958
Class B Shares	$7,611	$4,674**		$4,116
Class C Shares	$19,214	$60,542		$33,731

*	All amounts were paid to or retained by the Previous Distributor.
**	A portion of the amount shown was retained by the Distributor and the previous Distributor.

			Fiscal Year Ended March 31, 2011		Fiscal Year Ended March 31, 2010***
Fund	Fiscal Period Ended April 30, 2012*	Fiscal Year Ended March 31, 2012	Distributor	Previous Distributor
CA Intermediate Municipal Bond Fund
Amount Paid
Class A shares	$326	$38,331	$35,407	$0	$13,765
Amount Retained
Class A shares	$326	$38,331	$4,249**		$4,013
Class B shares	—	—	$0**		$991
Class C shares	$25	—	$381**		$828
Corporate Bond Portfolio
Amount Paid
Shares	—	—	—		—
GA Intermediate Municipal Bond Fund
Amount Paid
Class A shares	$5	$15,958	$15,411	$149	$32,915
Amount Retained
Class A shares	$901	$15,958	$2,096**		$3,025
Class B shares	—	$630	$500**		$582
Class C shares	—	$181	$554**		$462
MD Intermediate Municipal Bond Fund
Amount Paid
Class A shares	$342	$31,062	$24,213	$2,873	$71,197
Amount Retained
Class A shares	$342	$31,062	$2,973**		$6,775
Class B shares	—	$30	$1,999**		$485
Class C shares	—	$1,726	$437**		—
Mortgage- and Asset-Backed Portfolio
Amount Paid
Shares	—	—	—		—
NC Intermediate Municipal Bond Fund
Amount Paid
Class A shares	$4,362	$46,642	$42,971	$1,352	$31,713
Amount Retained
Class A shares	$4,362	$46,642	$6,647**		$13,321
Class B shares	—	—	$0**		$713
Class C shares	—	$311	$295**		$409

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			Fiscal Year Ended March 31, 2011		Fiscal Year Ended March 31, 2010***
Fund	Fiscal Period Ended April 30, 2012*	Fiscal Year Ended March 31, 2012	Distributor	Previous Distributor
Short Term Municipal Bond Fund
Amount Paid
Class A shares	$3,565	$35,161	$53,224	$7,122	$338,947
Amount Retained
Class A shares	$3,565	$41,230	$69,857**		$262,334
Class B shares	—	—	$0**		—
Class C shares	$210	$3,560	$24,289**		$30,159
SC Intermediate Municipal Bond Fund
Amount Paid
Class A shares	$6,332	$57,264	$47,587	$2,663	$53,622
Amount Retained
Class A shares	$6,332	$57,264	$5,681**		$24,755
Class B shares	—	—	$1,500**		—
Class C shares	—	$4,957	$404**		$322
VA Intermediate Municipal Bond Fund
Amount Paid
Class A shares	$240	$35,555	$24,183	$128	$28,594
Amount Retained
Class A shares	$640	$35,555	$2,467**		$3,230
Class B shares	$205	—	$2**		$698
Class C shares	—	$32			$970

*	For the period from April 1, 2012 to April 30, 2012. During the period, the fiscal year end of each Fund was changed from March 31 to April 30.
**	All amounts were paid to or retained by the Previous Distributor.
***	A portion of the amount shown was retained by the Distributor and the previous Distributor.

Other Roles and Relationships of Ameriprise Financial and its Affiliates – Certain Conflicts of Interest

As described above in the Investment Advisory and Other Services section of this SAI, and in the Management of the Fund – Primary Service Providers section of each Fund’s prospectuses, the Investment Manager, Administrator, Distributor and Transfer Agent, all affiliates of Ameriprise Financial, receive compensation from the Funds for the various services they provide to the Funds. Additional information as to the specific terms regarding such compensation is set forth in these affiliated service providers’ contracts with the Funds, each of which typically is included as an exhibit to Part C of each Fund’s registration statement.

In many instances, the compensation paid to the Investment Manager and other Ameriprise Financial affiliates for the services they provide to the Funds is based, in some manner, on the size of the Funds’ assets under management. As the size of the Funds’ assets under management grows, so does the amount of compensation paid to the Investment Manager and other Ameriprise Financial affiliates for providing services to the Funds. This relationship between Fund assets and affiliated service provider compensation may create economic and other conflicts of interests of which Fund investors should be aware. These potential conflicts of interest, as well as additional ones, are discussed in detail below and also are addressed in other disclosure materials, including the Funds’ prospectuses. These conflicts of interest also are highlighted in account documentation and other disclosure materials of Ameriprise Financial affiliates that make available or offer the Columbia Funds as investments in connection with their respective products and services. In addition, Part 1A of the Investment Manager’s Form ADV, which it must file with the SEC as an investment adviser registered under

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the Investment Advisers Act of 1940, provides information about the Investment Manager’s business, assets under management, affiliates and potential conflicts of interest. Part 1A of the Investment Manager’s Form ADV is available online through the SEC’s website at www.adviserinfo.sec.gov.

Additional actual or potential conflicts of interest and certain investment activity limitations that could affect the Funds may arise from the financial services activities of Ameriprise Financial and its affiliates, including, for example, the investment advisory/management services provided for clients and customers other than the Funds. In this regard, Ameriprise Financial is a major financial services company. Ameriprise Financial and its affiliates are engaged in a wide range of financial activities beyond the mutual fund-related activities of the Investment Manager, including, among others, broker-dealer (sales and trading), asset management, insurance and other financial activities. The broad range of financial services activities of Ameriprise Financial and its affiliates may involve multiple advisory, transactional, lending, financial and other interests in securities and other instruments, and in companies, that may be bought, sold or held by the Funds. The following describes certain actual and potential conflicts of interest that may be presented.

Actual and Potential Conflicts of Interest Related to the Investment Advisory/Management Activities of Ameriprise Financial and its Affiliates in Connection With Other Advised/Managed Funds and Accounts

The Investment Manager and other affiliates of Ameriprise Financial may advise or manage funds and accounts other than the Funds. In this regard, Ameriprise Financial and its affiliates may provide investment advisory/management and other services to other advised/managed funds and accounts that are similar to those provided to the Funds. The Investment Manager and Ameriprise Financial’s other investment adviser affiliates (including, for example, Columbia Wanger Asset Management, LLC) will give advice to and make decisions for all advised/managed funds and accounts, including the Funds, as they believe to be in that fund’s and/or account’s best interests, consistent with their fiduciary duties. The Funds and the other advised/managed funds and accounts of Ameriprise Financial and its affiliates are separately and potentially divergently managed, and there is no assurance that any investment advice Ameriprise Financial and its affiliates give to other advised/managed funds and accounts will also be given simultaneously or otherwise to the Funds.

A variety of other actual and potential conflicts of interest may arise from the advisory relationships of the Investment Manager and other Ameriprise Financial affiliates with other clients and customers. Advice given to the Funds and/or investment decisions made for the Funds by the Investment Manager or other Ameriprise Financial affiliates may differ from, or may conflict with, advice given to and/or investment decisions made for other advised/managed funds and accounts. As a result, the performance of the Funds may differ from the performance of other funds or accounts advised/managed by the Investment Manager or other Ameriprise Financial affiliates. Similarly, a position taken by Ameriprise Financial and its affiliates, including the Investment Manager, on behalf of other funds or accounts may be contrary to a position taken on behalf of the Funds. Moreover, Ameriprise Financial and its affiliates, including the Investment Manager, may take a position on behalf of other advised/managed funds and accounts, or for their own proprietary accounts, that is adverse to companies or other issuers in which the Funds are invested. For example, the Funds may hold equity securities of a company while another advised/managed fund or account may hold debt securities of the same company. If the portfolio company were to experience financial difficulties, it might be in the best interest of the Funds for the company to reorganize while the interests of the other advised/managed fund or account might be better served by the liquidation of the company. This type of conflict of interest could arise as the result of circumstances that cannot be generally foreseen within the broad range of investment advisory/management activities in which Ameriprise Financial and its affiliates engage.

Investment transactions made on behalf of other funds or accounts advised/managed by the Investment Manager or other Ameriprise Financial affiliates also may have a negative effect on the value, price or investment strategies of the Funds. For example, this could occur if another advised/managed fund or account implements an investment decision ahead of, or at the same time as, the Funds and causes the Funds to experience less favorable trading results than they otherwise would have experienced based on market liquidity

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factors. In addition, the other funds and accounts advised/managed by the Investment Manager and other Ameriprise Financial affiliates, including the other Columbia Funds, may have the same or very similar investment objective and strategies as the Funds. In this situation, the allocation of, and competition for, investment opportunities among the Funds and other funds and/or accounts advised/managed by the Investment Manager or other Ameriprise Financial affiliates may create conflicts of interest especially where, for example, limited investment availability is involved. The Investment Manager has adopted policies and procedures addressing the allocation of investment opportunities among the Funds and other funds and accounts advised by the Investment Manager and other affiliates of Ameriprise Financial. For more information, see Investment Advisory and Other Services – The Investment Manager and Investment Advisory Services – Portfolio Manager(s) – The Investment Manager’s Portfolio Managers and Potential Conflicts of Interests.

Sharing of Information among Advised/Managed Accounts

Ameriprise Financial and its affiliates also may possess information that could be material to the management of a Fund and may not be able to, or may determine not to, share that information with the Fund, even though the information might be beneficial to the Fund. This information may include actual knowledge regarding the particular investments and transactions of other advised/managed funds and accounts, as well as proprietary investment, trading and other market research, analytical and technical models, and new investment techniques, strategies and opportunities. Depending on the context, Ameriprise Financial and its affiliates generally will have no obligation to share any such information with the Funds. In general, employees of Ameriprise Financial and its affiliates, including the portfolio managers of the Investment Manager, will make investment decisions without regard to information otherwise known by other employees of Ameriprise Financial and its affiliates, and generally will have no obligation to access any such information and may, in some instances, not be able to access such information because of legal and regulatory constraints or the internal policies and procedures of Ameriprise Financial and its affiliates. For example, if the Investment Manager or another Ameriprise Financial affiliate, or their respective employees, come into possession of non-public information regarding another advised/managed fund or account, they may be prohibited by legal and regulatory constraints, or internal policies and procedures, from using that information in connection with transactions made on behalf of the Funds. For more information, see Investment Advisory and Other Services – The Investment Manager and Investment Advisory Services – Portfolio Manager(s) – The Investment Manager’s Portfolio Managers and Potential Conflicts of Interests.

Soft Dollar Benefits

Certain products and services, commonly referred to as “soft dollar services” (including, to the extent permitted by law, research reports, economic and financial data, financial publications, proxy analysis, computer databases and other research-oriented materials), that the Investment Manager may receive in connection with brokerage services provided to a Fund may have the inadvertent effect of disproportionately benefiting other advised/managed funds or accounts. This could happen because of the relative amount of brokerage services provided to a Fund as compared to other advised/managed funds or accounts, as well as the relative compensation paid by a Fund.

Services Provided to Other Advised/Managed Accounts

Ameriprise Financial and its affiliates also may act as an investment adviser, investment manager, administrator, transfer agent, custodian, trustee, broker-dealer, agent, or in another capacity, for advised/managed funds and accounts other than the Funds, and may receive compensation for acting in such capacity. This compensation that the Investment Manager, Distributor and Transfer Agent and other Ameriprise Financial affiliates receive could be greater than the compensation Ameriprise Financial and its affiliates receive for acting in the same or similar capacity for the Funds. In addition, the Investment Manager, Distributor and Transfer Agent and other Ameriprise Financial affiliates may receive other benefits, including enhancement of new or existing business relationships. This compensation and/or the benefits that Ameriprise Financial and its affiliates

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may receive from other advised/managed funds and accounts and other relationships could potentially create incentives to favor other advised/managed funds and accounts over the Funds. Trades made by Ameriprise Financial and its affiliates for the Funds may be, but are not required to be, aggregated with trades made for other funds and accounts advised/managed by the Investment Manager and other Ameriprise Financial affiliates. If trades are aggregated among the Funds and those other funds and accounts, the various prices of the securities being traded may be averaged, which could have the potential effect of disadvantaging the Funds as compared to the other funds and accounts with which trades were aggregated.

Proxy Voting

Proxy voting decisions with respect to a Fund’s portfolio securities may or may not benefit other advised/managed funds and accounts, and/or clients, of Ameriprise Financial and its affiliates. For more information about the Funds’ proxy voting policies and procedures, see Investment Advisory and Other Services – Proxy Voting.

Certain Trading Activities

The directors/trustees, officers and employees of Ameriprise Financial and its affiliates may buy and sell securities or other investments for their own accounts, and in doing so may take a position that is adverse to the Funds. In order to reduce the possibility that such personal investment activities of the directors/trustees, officers and employees of Ameriprise Financial and its affiliates will materially adversely affect the Funds, Ameriprise Financial and its affiliates have adopted policies and procedures, and the Funds, the Board, the Investment Manager and the Distributor have each adopted a Code of Ethics that addresses such personal investment activities. For more information, see Investment Advisory and Other Services – Codes of Ethics.

Affiliate Transactions

Subject to applicable legal and regulatory requirements, a Fund may enter into transactions in which Ameriprise Financial and/or its affiliates, or companies that are deemed to be affiliates of a Fund because of, among other factors, their or their affiliates’ ownership or control of shares of the Fund, may have an interest that potentially conflicts with the interests of the Fund. For example, an affiliate of Ameriprise Financial may sell securities to a Fund from an offering in which it is an underwriter or that it owns as a dealer, subject to applicable legal and regulatory requirements. Applicable legal and regulatory requirements also may prevent a Fund from engaging in transactions with an affiliate of the Fund, which may include Ameriprise Financial and its affiliates, or from participating in an investment opportunity in which an affiliate of a Fund participates.

Certain Investment Limitations

Regulatory and other restrictions may limit a Fund’s investment activities in various ways. For example, regulations regarding certain industries and markets, such as emerging or international markets, and certain transactions, such as those involving certain futures and derivatives as well as restrictions applicable to certain issuers (e.g., poison pills), may impose limits on the aggregate amount of investments that may be made by affiliated investors, including accounts owned or managed by the same or affiliated managers, in the aggregate or in individual issuers. In these circumstances, the Investment Manager may be prevented from acquiring securities for a Fund that it might otherwise prefer to acquire if the acquisition would cause the Fund and its affiliated investors to exceed an applicable limit. These types of regulatory and other applicable limits are complex and vary significantly in different contexts including, among others, from country to country, industry to industry and issuer to issuer. The Investment Manager has procedures in place designed to monitor potential conflicts arising from regulatory and other limits. Nonetheless, given the complexity of these limits, the Investment Manager and its affiliates may inadvertently breach these limits, and a Fund may therefore be required to sell securities that it might otherwise prefer to hold in order to comply with such limits. At certain times, a Fund may be restricted in its investment activities because of relationships that an affiliate of the Fund, which may include Ameriprise

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Financial and its affiliates, may have with the issuers of securities. This could happen, for example, if a Fund desired to buy a security issued by a company for which Ameriprise Financial or an affiliate serves as underwriter. The internal policies and procedures of Ameriprise Financial and its affiliates covering these types of restrictions and addressing similar issues also may at times restrict a Fund’s investment activities. See also About the Funds’ Investments – Certain Investment Activity Limits.

Actual and Potential Conflicts of Interest Related to Ameriprise Financial and its Affiliates’ Non-Advisory Relationships with Clients and Customers other than the Funds

The financial relationships that Ameriprise Financial and its affiliates may have with companies and other entities in which a Fund may invest can give rise to actual and potential conflicts of interest. Subject to applicable legal and regulatory requirements, a Fund may invest (a) in the securities of Ameriprise Financial and/or its affiliates and/or in companies in which Ameriprise Financial and its affiliates have an equity, debt or other interest, and/or (b) in the securities of companies held by other Columbia Funds. The purchase, holding and sale of such securities by a Fund may enhance the profitability and the business interests of Ameriprise Financial and/or its affiliates and/or other Columbia Funds. There also may be limitations as to the sharing with the Investment Manager of information derived from the non-investment advisory/management activities of Ameriprise Financial and its affiliates because of legal and regulatory constraints and internal policies and procedures (such as information barriers and ethical walls). Because of these limitations, Ameriprise Financial and its affiliates generally will not share information derived from its non-investment advisory/management activities with the Investment Manager.

Actual and Potential Conflicts of Interest Related to Ameriprise Financial Affiliates’ Marketing and Use of the Columbia Funds as Investment Options

Ameriprise Financial and its affiliates also provide a variety of products and services that, in some manner, may utilize the Columbia Funds as investment options. For example, the Columbia Funds may be offered as investments in connection with brokerage and other securities products offered by Ameriprise Financial and its affiliates, and may be utilized as investments in connection with fiduciary, investment management and other accounts offered by affiliates of Ameriprise Financial, as well as for other Columbia Funds structured as “funds of funds.” The use of the Columbia Funds in connection with other products and services offered by Ameriprise Financial and its affiliates may introduce economic and other conflicts of interest. These conflicts of interest are highlighted in account documentation and other disclosure materials for the other products and services offered by Ameriprise Financial and its affiliates.

Ameriprise Financial and its affiliates, including the Investment Manager, may make payments to their affiliates in connection with the promotion and sale of the Funds’ shares, in addition to the sales-related and other compensation that these parties may receive from the Funds. As a general matter, personnel of Ameriprise Financial and its affiliates do not receive compensation in connection with their sales or use of the Funds that is greater than that paid in connection with their sales of other comparable products and services. Nonetheless, because the compensation that the Investment Manager and other affiliates of Ameriprise Financial may receive for providing services to the Funds is generally based on the Funds’ assets under management and those assets will grow as shares of the Funds are sold, potential conflicts of interest may exist. See Brokerage Allocation and Other Practices – Additional Selling Agent Payments for more information.

Other Services Provided

The Transfer Agent

Columbia Management Investment Services Corp. (formerly, RiverSource Service Corporation) is the transfer agent for the Funds. The Transfer Agent is located at 225 Franklin Street, Boston, MA 02110. Under the Transfer Agency Agreement, the Transfer Agent provides transfer agency, dividend disbursing agency and shareholder servicing agency services to the Funds. Effective July 1, 2012, the Funds, except for Corporate Bond

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Portfolio and Mortgage- and Asset-Backed Portfolio, and effective May 1, 2011 for LifeGoal® Balanced Growth Portfolio, LifeGoal® Growth Portfolio, and LifeGoal® Income and Growth Portfolio, pay the Transfer Agent an annual transfer agency fee of $21.00 per account, payable monthly for all share classes, except for Class I shares, and, prior to July 1, 2012, paid the Transfer Agent an annual transfer agency fee of $12.08 per account, payable monthly. Prior to September 7, 2010, the Funds paid the Transfer Agent (and, prior to May 1, 2010, the Previous Transfer Agent) an annual transfer agency fee of $22.36 per account, payable monthly. For the period from March 31, 2009 through October 31, 2009, the Previous Transfer Agent was paid an annual transfer agency fee of $17.34 per account, payable monthly.

In addition, the Funds, except for Corporate Bond Portfolio and Mortgage- and Asset-Backed Portfolio, and effective May 1, 2011 for LifeGoal® Balanced Growth Portfolio, LifeGoal® Growth Portfolio, and LifeGoal® Income and Growth Portfolio, reimburse the Transfer Agent for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Funds in an annual amount equal to 0.20% of the average aggregate value of the Fund’s shares maintained in such omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services, Inc. is the broker of record or accounts where the beneficial owner is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent is reimbursed $16.00 annually, calculated monthly based on the total number of positions in such accounts at the end of such month) for all share classes, except for Class I, Class R4, and Class Y shares. For Class R4 shares, the Funds reimburse the Transfer Agent for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Funds subject to an annual limitation of 0.05% of the net assets attributable to such shares. Prior to September 7, 2010, the Funds, except for Corporate Bond Portfolio, Mortgage- and Asset-Backed Portfolio, LifeGoal® Balanced Growth Portfolio, LifeGoal® Growth Portfolio, and LifeGoal® Income and Growth Portfolio, reimbursed the Transfer Agent (and, prior to May 1, 2010, the Previous Transfer Agent) for the fees and expenses the Transfer Agent paid to financial intermediaries that maintained omnibus accounts with the Funds, subject to a cap of up to $22.36 per account for financial intermediaries that sought payment by the Transfer Agent on a per account basis and a cap equal to 0.15% of a Fund’s net assets represented by such an account for financial intermediaries that sought payment by the Transfer Agent based on a percentage of net assets.

The Funds, except for Corporate Bond Portfolio and Mortgage- and Asset-Backed Portfolio, also pay certain reimbursable out-of-pocket expenses of the Transfer Agent. The Transfer Agent also may retain as additional compensation for its services revenues for fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcripts due the Transfer Agent from Fund shareholders and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Funds.

The Funds that offer Class R4 shares have a Plan Administration Services Agreement with the Transfer Agent. Under the agreement, the Funds pay for plan administration services, including services such as implementation and conversion services, account set-up and maintenance, reconciliation and account recordkeeping, education services and administration to various plan types, including 529 plans, retirement plans and Health Savings Accounts (HSAs). The fee for services is equal on an annual basis to 0.25% of the average daily net assets of each Fund attributable to Class R4 shares.

Transfer agency costs for each Fund are calculated separately for each of (i) Class Y shares, (ii) Class R4 shares and (iii) all other share classes (except Class I shares, which pay no transfer agency fees). The fees paid to the Transfer Agent may be changed by the Board without shareholder approval.

The Transfer Agent retains BFDS/DST, 2 Heritage Drive, North Quincy, MA 02171 as the Funds’ sub-transfer agent. BFDS/DST assists the Transfer Agent in carrying out its duties.

The Custodian

The Funds’ securities and cash are held pursuant to a custodian agreement with JPMorgan, 1 Chase Manhattan Plaza, 19th Floor, New York, NY 10005. JPMorgan is responsible for safeguarding the Funds’ cash

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and securities, receiving and delivering securities and collecting the Funds’ interest and dividends. The custodian is permitted to deposit some or all of its securities in central depository systems as allowed by federal law. For its services, each Fund pays its custodian a maintenance charge and a charge per transaction in addition to reimbursing the custodian’s out-of-pocket expenses. As part of this arrangement, securities purchased outside the United States are maintained in the custody of various foreign branches of JPMorgan or in other financial institutions as permitted by law and by the Fund’s custodian agreement.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, which is located at 225 South Sixth Street, Minneapolis, MN 55402, is the Funds’ independent registered public accounting firm. The financial statements contained in each Fund’s Annual Report were audited by PricewaterhouseCoopers LLP. The Board has selected PricewaterhouseCoopers LLP as the independent registered public accounting firm to audit the Funds’ books and review their tax returns for their respective fiscal year ending January 31, 2013, February 28, 2013, March 31, 2013 or April 30, 2013, as applicable.

The Reports of Independent Registered Public Accounting Firm and the audited financial statements are included in the annual reports to shareholders of the Funds, and are incorporated herein by reference. No other parts of the annual reports or semi-annual reports to shareholders are incorporated by reference herein. The audited financial statements incorporated by reference into the Funds’ prospectuses and this SAI have been so incorporated in reliance upon the report of the independent registered public accounting firm, given on its authority as an expert in auditing and accounting.

Counsel

Goodwin Procter LLP serves as legal counsel to the Trust. Its address is 901 New York Avenue N.W., Washington, DC, 20001. Schulte Roth & Zabel LLP serves as counsel to the Independent Trustees of the Trust. Its address is 919 Third Avenue, New York, NY 10022.

Distribution and Servicing Plans

The Trust has adopted distribution and/or shareholder servicing plans for the Class B shares, Class C shares, Class R shares, Class R4 shares, Class T shares and Class W shares of the Funds and a combined shareholder servicing and distribution plan for Class A shares. See Capital Stock and Other Securities for information about which Funds offer which classes of shares. The Funds no longer accept investments from new or existing investors in Class B or Class T shares, except for certain limited transactions from existing investors in any such shares. See the prospectuses for these share classes of the Funds for details.

The table below shows the annual distribution and/or services fees (payable monthly and calculated based on an annual percentage of average daily net assets) and the combined amount of such fees applicable to each share class:

	Distribution Fee	Service Fee	Combined Total
Class A	none	none	0.25%*
Class B	0.75%	0.25%	1.00%
Class C	0.75%	0.25%	1.00%[a]
Class I	none	none	none
Class R	0.50%	— [b]	0.50%
Class R4	none	0.25%[c]	0.25%[c]
Class T	none	0.50%[d]	0.50%[d]
Class W	0.25%	0.25%	0.25%

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	Distribution Fee	Service Fee	Combined Total
Class Y	none	none	none
Class Z	none	none	none

*	The Funds pay a combined distribution and service fee pursuant to their combined shareholder servicing and distribution plan for Class A shares.
[a]

The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares of Short Term Bond Fund so that the distribution fee does not exceed 0.44% annually and the combined distribution and service fee does not exceed 0.69% annually. This arrangement may be modified or terminated by the Distributor at any time.

[b]	Class R shares pay a distribution fee pursuant to a Fund’s distribution (Rule 12b-1) plan for Class R shares. The Funds do not have a shareholder service plan for Class R shares.
[c]

The shareholder service fees for Class R4 shares are not paid pursuant to a Rule 12b-1 plan. Under a Plan Administration Services Agreement, the Funds’ Class R4 shares pay for plan administration services, including services such as implementation and conversion services, account set-up and maintenance, reconciliation and account recordkeeping, education services and administration to various plan types, including 529 plans, retirement plans and health savings accounts.

[d]

The shareholder servicing fees for Class T shares are up to 0.50% of average daily net assets attributable to Class T shares for equity Funds and 0.40% for fixed income Funds. The Funds currently limit such fees to a maximum of 0.30% for equity Funds and 0.15% for fixed income Funds. See Class T Shares Shareholder Service Fees below for more information.

The shareholder servicing plans permit the Funds to compensate or reimburse Selling Agents for the shareholder services they have provided. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Funds to compensate or reimburse the Distributor and/or Selling Agents for activities or expenses primarily intended to result in the sale of the classes’ shares. Payments are made at an annual rate and paid monthly, as a percentage of average daily net assets, set from time to time by the Board, and are charged as expenses of each Fund directly to the applicable share class. A substantial portion of the expenses incurred pursuant to these plans may be paid to affiliates of the Distributor and Ameriprise Financial.

Under the shareholder servicing plan, the Board must review, at least quarterly, a written report of the amounts paid under the servicing agreements and the purposes for which those expenditures were made. The initial term of the shareholder servicing plan is one year and it will continue in effect from year to year after its initial one-year term provided that its continuance is specifically approved at least annually by a majority of the Board, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the shareholder servicing plan or in any agreement related to it. Any material amendment to the shareholder servicing plan must be approved in the same manner. The shareholder servicing plan is terminable at any time with respect to the Funds by a vote of a majority of the Independent Trustees.

The Trustees believe the distribution plans could be a significant factor in the growth and retention of a Fund’s assets resulting in more advantageous expense ratios and increased investment flexibility which could benefit each class of Fund shareholders. The distribution plans will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Trustees, including the Independent Trustees. The distribution plans may not be amended to increase the fee materially without approval by vote of a majority of the outstanding voting securities of the relevant class of shares, and all material amendments of the distribution plans must be approved by the Trustees in the manner provided in the foregoing sentence. The distribution plans may be terminated at any time by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the relevant class of shares.

Class T Shares Shareholder Service Fees

The Funds that offer Class T shares have adopted a shareholder services plan that permits them to pay for certain services provided to Class T shareholders by their Selling Agents. Equity Funds may pay shareholder

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servicing fees up to an aggregate annual rate of 0.50% of the Fund’s average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). Fixed income Funds may pay shareholder servicing fees up to an aggregate annual rate of 0.40% of the Fund’s average daily net assets attributable to Class T shares (comprised of an annual rate of up to 0.20% for shareholder liaison services and up to 0.20% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.30% for equity Funds and not more than 0.15% for fixed income Funds. With respect to those Funds that declare dividends on a daily basis, the shareholder servicing fee shall be waived by the Selling Agents to the extent necessary to prevent net investment income from falling below 0.00% on a daily basis. The Funds consider “administrative support services” to include, without limitation, (i) aggregating and processing purchase and redemption orders, (ii) providing beneficial owners with statements showing their positions in the Funds, (iii) processing dividend payments, (iv) providing sub-accounting services for Fund shares held beneficially, (v) forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and updating prospectuses to beneficial owners, (vi) receiving, tabulating and transmitting proxies executed by the beneficial owners, (vii) sub-transfer agent services for beneficial owners of Fund shares and (viii) other similar services.

Distribution and Service Fees Paid by the Funds

The Distributor and the Previous Distributor received distribution and service fees from the Funds for their services as reflected in the following charts, which show distribution and service fees paid to and waived by the Distributor and the Previous Distributor for the most recently completed fiscal year. The Trust is not aware as to what amount, if any, of the distribution and service fees paid to the Distributor and Previous Distributor were, on a Fund-by-Fund basis, used for advertising, printing and mailing of prospectuses to other than current shareholders, compensation to broker-dealers, compensation to sales personnel, or interest, carrying or other financing charges. Class I shares, Class Y shares and Class Z shares do not pay distribution and service fees.

Distribution and Services Fees Paid by the Funds for the Fiscal Period Ended January 31, 2012

Fund	Class A	Class B	Class C	Class R
LifeGoal® Balanced Growth Portfolio
Combined Shareholder Servicing and Distribution Fee	$1,325,244	—	—	—
Distribution Fee	—	$674,275	$569,163	$11,854
Service Fee	—	$224,811	$189,868	N/A
Fees Waived by the Distributor	—	—	—	—

LifeGoal® Growth Portfolio
Combined Shareholder Servicing and Distribution Fee	$988,158	—	—	—
Distribution Fee	—	$552,531	$535,467	$11,066
Service Fee	—	$184,177	$178,489	N/A
Fees Waived by the Distributor	—	—	—	—

LifeGoal® Income and Growth Portfolio
Combined Shareholder Servicing and Distribution Fee	$138,741	—	—	—
Distribution Fee	—	$120,398	$147,489	$2,860
Service Fee	—	$40,133	$49,164	N/A
Fees Waived by the Distributor	—	—	—	—

LifeGoal® Income Portfolio
Combined Shareholder Servicing and Distribution Fee	$29,363	—	—	N/A
Distribution Fee	—	$25,174	$33,805	N/A
Service Fee	—	$8,391	$11,268	N/A
Fees Waived by the Distributor	—	—	—	N/A

Masters International Equity Portfolio
Combined Shareholder Servicing and Distribution Fee	$67,829	—	—	—
Distribution Fee	—	$15,778	$42,070	$110
Service Fee	—	$5,258	$14,024	N/A
Fees Waived by the Distributor	—	—	—	—

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Distribution and Services Fees Paid by the Funds for the Fiscal Period Ended January 31, 2012

Fund	Class R4	Class T
LifeGoal® Balanced Growth Portfolio
Combined Shareholder Servicing and Distribution Fee	N/A	—
Distribution Fee	N/A	N/A
Service Fee	N/A	$236,836
Fees Waived by the Distributor	N/A	—

LifeGoal® Growth Portfolio
Combined Shareholder Servicing and Distribution Fee	—	N/A
Distribution Fee	—	N/A
Service Fee	—	N/A
Fees Waived by the Distributor	—	N/A

LifeGoal® Income and Growth Portfolio
Combined Shareholder Servicing and Distribution Fee	N/A	N/A
Distribution Fee	N/A	N/A
Service Fee	N/A	N/A
Fees Waived by the Distributor	N/A	N/A

LifeGoal® Income Portfolio
Combined Shareholder Servicing and Distribution Fee	N/A	N/A
Distribution Fee	N/A	N/A
Service Fee	N/A	N/A
Fees Waived by the Distributor	N/A	N/A

Masters International Equity Portfolio
Combined Shareholder Servicing and Distribution Fee	N/A	N/A
Distribution Fee	N/A	N/A
Service Fee	N/A	N/A
Fees Waived by the Distributor	N/A	N/A

Distribution and Services Fees Paid by the Funds for the Fiscal Year Ended February 29, 2012

Fund	Class A	Class B	Class C	Class R	Class W
Convertible Securities Fund
Combined Shareholder Servicing and Distribution Fee	$510,716	—	—	—	—
Distribution Fee	—	$47,371	$147,590	$954	—
Service Fee	—	$15,791	$49,196	—	$3,946
Fees Waived by the Distributor	—	—	—	—	—

International Value Fund
Combined Shareholder Servicing and Distribution Fee	$678,520	—	—	—	—
Distribution Fee	—	$7,973	$320,101	$17	—
Service Fee	—	$2,658	$106,700		—
Fees Waived by the Distributor	—	—	—		—

Large Cap Core Fund
Combined Shareholder Servicing and Distribution Fee	$297,732	—	—	—	—
Distribution Fee	—	$8,141	$19,013	—	—
Service Fee	—	$2,714	$6,338	—	$7
Fees Waived by the Distributor

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Fund	Class A	Class B	Class C	Class R	Class W
Large Cap Enhanced Core Fund
Combined Shareholder Servicing and Distribution Fee	$28,967	—	—	—	—
Distribution Fee	—	—	—	$992	—
Service Fee	—	—	—	—	—
Fees Waived by the Distributor	—	—	—	—	—

Large Cap Index Fund
Combined Shareholder Servicing and Distribution Fee	$1,034,785	—	—	—	—
Distribution Fee	—	$20,222	—	—	—
Service Fee	—	$6,741	—	—	—
Fees Waived by the Distributor	—	—	—	—	—

Large Cap Value Fund
Combined Shareholder Servicing and Distribution Fee	$1,099,870	—	—	—	—
Distribution Fee	—	$195,761	$220,467	$5,868	—
Service Fee	—	$65,254	$73,489	—	$7
Fees Waived by the Distributor	—	—	—	—	—

Marsico 21st Century Fund
Combined Shareholder Servicing and Distribution Fee	$2,984,467	—	—	—	—
Distribution Fee	—	$641,226	$3,349,901	$166,493	—
Service Fee	—	$213,741	$1,116,633	—	—
Fees Waived by the Distributor	—	—	—	—	—

Marsico Focused Equities Fund
Combined Shareholder Servicing and Distribution Fee	$2,961,588	—	—	—	—
Distribution Fee	—	$237,747	$2,021,377	—	—
Service Fee	—	$79,250	$673,786	—	—
Fees Waived by the Distributor	—	—	—	—	—

Marsico Global Fund
Combined Shareholder Servicing and Distribution Fee	$9,830	—	—	—	—
Distribution Fee	—	—	$14,677	$5,765	—
Service Fee	—	—	$4,893	—	—
Fees Waived by the Distributor	—	—	—	—	—

Marsico Growth Fund
Combined Shareholder Servicing and Distribution Fee	$2,052,770	—	—	—	—
Distribution Fee	—	$243,598	$2,571,587	$106,312	—
Service Fee	—	$81,199	$856,523	—	$8
Fees Waived by the Distributor	—	—	—		—

Marsico International Opportunities Fund
Combined Shareholder Servicing and Distribution Fee	$280,993	—	—	—	—
Distribution Fee	—	$81,657	$232,453	$11,301	—
Service Fee	—	$27,219	$77,485	—	—
Fees Waived by the Distributor	—	—	—	—	—

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Fund	Class A	Class B	Class C	Class R	Class W
Mid Cap Index Fund
Combined Shareholder Servicing and Distribution Fee	$935,798	—	—	—	—
Distribution Fee	—	—	—	—	—
Service Fee	—	—	—	—	—
Fees Waived by the Distributor	—	—	—	—	—

Mid Cap Value Fund†
Combined Shareholder Servicing and Distribution Fee	$3,169,923	—	—	—	—
Distribution Fee	—	$232,721	$1,054,785	$1,006,459	—
Service Fee	—	$77,691	$351,467	—	$139,462
Fees Waived by the Distributor	—	—	—	—	—

Multi-Advisor International Equity Fund†
Combined Shareholder Servicing and Distribution Fee	$846,695	—	—	—	—
Distribution Fee	—	$102,699	$114,145	$8,649	—
Service Fee	—	$34,109	$37,436	—	$430,843
Fees Waived by the Distributor	—	—	—	—	—

Overseas Value Fund
Combined Shareholder Servicing and Distribution Fee	—	—	—	—	—
Distribution Fee	—	—	—	—	—
Service Fee	—	—	—	—	$5
Fees Waived by the Distributor	—	—	—	—	—

Small Cap Growth Fund II
Combined Shareholder Servicing and Distribution Fee	$329,401	—	—	—	—
Distribution Fee	—	$10,777	$16,498	—	—
Service Fee	—	$3,592	$5,499	—	—
Fees Waived by the Distributor	—	—	—	—	—

Small Cap Index Fund
Combined Shareholder Servicing and Distribution Fee	$1,098,118	—	—	—	—
Distribution Fee	—	$104,604	—	—	—
Service Fee	—	$34,868	—	—	—
Fees Waived by the Distributor

Small Cap Value Fund II†
Combined Shareholder Servicing and Distribution Fee	$1,355,476	—	—	—	—
Distribution Fee	—	$18,783	$144,639	$112,051	—
Service Fee	—	$6,264	$48,215	—	—
Fees Waived by the Distributor	—	—	—	—	—

†	The noted Funds offer Class R4 shares. The shareholder service fees for Class R4 shares are not paid pursuant to a Rule 12b-1 Plan. Under a Plan Administration Services Agreement, each Fund offering Class R4 shares pay for plan administration services. See footnote “c” to the table in Distribution and Servicing Plans for details. For the fiscal year completed February 29, 2012, Mid Cap Value Fund, Multi-Advisor International Equity Fund and Small Cap Index Fund paid plan administration services fees totaling $22, $345 and $0, respectively.

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Distribution and Services Fees Paid by the Fund for the Fiscal Year Ended March 31, 2012

Fund	Class A Shares	Class B Shares	Class C Shares	Class R Shares	Class W Shares
Short Term Bond Fund
Combined Shareholder Servicing and Distribution Fee	$1,488,885	—	—	—	—
Distribution Fee	—	$156,604	$979,067	$14,406	—
Service Fee	—	$52,201	$326,714	—	$16
Fees Waived by the Distributor	—	—	$573,941	—

Distribution and Service Fees Paid by the Funds for the Fiscal Year Ended April 30, 2012

	Class A Shares		Class B Shares		Class C Shares
Fund	Fiscal Period Ended April 30, 2012*	Fiscal Year Ended March 31, 2012	Fiscal Period Ended April 30, 2012*	Fiscal Year Ended March 31, 2012	Fiscal Period Ended April 30, 2012*	Fiscal Year Ended March 31, 2012
CA Intermediate Municipal Bond Fund
Combined Shareholder Servicing and Distribution Fee	$4,098	$32,948	—	—	—	—
Distribution Fee	—	—	$2	$176	$2,696	$22,753
Service Fee	—	—	$1	$59	$899	$7,584
Fees Waived by the Distributor	—	—	—	—	—	—

GA Intermediate Municipal Bond Fund
Combined Shareholder Servicing and Distribution Fee	$4,162	$48,142	—	—	—	—
Distribution Fee	—	—	$236	$3,263	$2,539	$27,136
Service Fee	—	—	$78	$1,087	$846	$9,046
Fees Waived by the Distributor	—	—	—	—	—	—

MD Intermediate Municipal Bond Fund
Combined Shareholder Servicing and Distribution Fee	$5,229	$60,408	—	—	—	—
Distribution Fee	—	—	$105	$1,780	$1,779	$23,826
Service Fee	—	—	$35	$594	$593	$7,941
Fees Waived by the Distributor	—	—	—	—	—	—

NC Intermediate Municipal Bond Fund
Combined Shareholder Servicing and Distribution Fee	$7,050	$79,315	—	—	—	—
Distribution Fee	—	—	$117	$2,329	$5,201	$50,085
Service Fee	—	—	$39	$777	$1,734	$16,695
Fees Waived by the Distributor	—	—	—	—	—	—

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	Class A Shares		Class B Shares		Class C Shares
Fund	Fiscal Period Ended April 30, 2012*	Fiscal Year Ended March 31, 2012	Fiscal Period Ended April 30, 2012*	Fiscal Year Ended March 31, 2012	Fiscal Period Ended April 30, 2012*	Fiscal Year Ended March 31, 2012
Short Term Municipal Bond Fund
Combined Shareholder Servicing and Distribution Fee	$45,085	$611,151	—	—	—	—
Distribution Fee	—	—	$154	$1,960	$20,980	$272,908
Service Fee	—	—	$51	$654	$6,993	$90,969
Fees Waived by the Distributor	—	—	—	—	—	—

SC Intermediate Municipal Bond Fund
Combined Shareholder Servicing and Distribution Fee	$5,241	$52,767	—	—	—	—
Distribution Fee	—	—	$98	$1,395	$8,608	$87,833
Service Fee	—	—	$33	$465	$2,869	$29,278
Fees Waived by the Distributor	—	—	—	—	—	—

VA Intermediate Municipal Bond Fund
Combined Shareholder Servicing and Distribution Fee	$11,418	$130,842	—	—	—	—
Distribution Fee	—	—	$110	$1,929	$2,994	$31,113
Service Fee	—	—	$37	$643	$998	$10,371
Fees Waived by the Distributor	—	—	—	—	—	—

*	For the period from April 1, 2012 to April 30, 2012. During the period, the fiscal year end of each Fund was changed from March 31 to April 30.

The Distributor may use the entire amount of its fees to defray the costs of commissions and service fees paid to Selling Agents and for certain other purposes. Since the distribution and service fees are payable regardless of the Distributor’s expenses, the Distributor may realize a profit from the fees. The distribution plans authorize any other payments by the Funds to the Distributor and its affiliates (including the Investment Manager) to the extent that such payments might be construed to be indirectly financing the distribution of a Fund’s shares. There were no unreimbursed expenses incurred under the distribution plans in the previous fiscal year to be carried over to the current fiscal year.

The Funds participate in joint distribution activities with other Columbia Funds. The fees paid under a distribution plan adopted by a Fund may be used to finance the distribution of the shares of other Columbia Funds. Such distribution costs are allocated based on the relative net asset size of the respective Funds.

Expense Limitations

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding taxes (including foreign transaction taxes), expenses associated with investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and ETFs), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with

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securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Fund’s Board), through, unless otherwise indicated, May 31, 2013 for Funds with a January 31 fiscal year end, June 30, 2013 for Funds with a February 29 fiscal year end, July 31, 2013 for the Fund with a March 31 fiscal year end and August 31, 2013 for Funds with an April 30 fiscal year end unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rates of:

Fund	Expenses as a Percent of Average Daily Net Assets of the Applicable Share Class on an Annualized Basis
	Class A	Class B	Class C	Class I	Class R	Class R4	Class T	Class W	Class Y	Class Z
For Funds with fiscal period ended January 31†
LifeGoal® Balanced Growth Portfolio[1]	0.51%	1.26%	1.26%	—	0.76%	—	0.56%	—	—	0.26%
LifeGoal® Growth Portfolio[1]	0.51%	1.26%	1.26%	—	0.76%	0.45%	—	—	—	0.26%
LifeGoal® Income and Growth Portfolio[1]	0.51%	1.26%	1.26%	—	0.76%		—	—	—	0.26%
LifeGoal® Income Portfolio[1]	0.51%	1.26%	1.26%	—	—	—	—	—	—	0.26%
Masters International Equity Portfolio	0.25%	1.00%	1.00%	—	0.50%	—	—	—	—	0.00

For Funds with fiscal year ended February 29
Convertible Securities Fund	1.17%	1.92%	1.92%	0.74%	1.42%	—	—	1.17%	—	0.92%
International Value Fund	1.46%	2.21%	2.21%	1.07%	1.71%	—	—	—	—	1.21%
Large Cap Core Fund	1.20%	1.95%	1.95%	0.82%	—	—	—	1.20%	—	0.95%
Large Cap Enhanced Core[2]	0.86%	—	—	0.46%	1.11%	—	—	—	0.46%	0.61%
Large Cap Index Fund	0.45%	1.20%	—	0.20%	—	—	—	—	—	0.20%
Large Cap Value Fund	1.18%	1.93%	1.93%	0.76%	1.43%	—	—	1.18%	0.76%	0.93%
Marsico 21st Century Fund	1.31%	2.06%	2.06%	—	1.56%	—	—	—	—	1.06%
Marsico Focused Equities Fund	1.25%	2.00%	2.00%	0.84%	—	—	—	—	—	1.00%
Marsico Global Fund	1.56%	—	2.31%		1.81%	—	—		—	1.31%
Marsico Growth Fund	1.25%	2.00%	2.00%	0.87%	1.50%	—	—	1.25%	—	1.00%
Marsico International Opportunities Fund	1.49%	2.24%	2.24%	1.11%	1.74%	—	—	—	—	1.24%
Mid Cap Index Fund	0.45%	—	—	0.07%	—	—	—	—	—	0.20%
Mid Cap Value Fund	1.27%	2.02%	2.02%	0.87%	1.52%	1.17%	—	1.27%	0.87%	1.02%
Multi-Advisor International Equity Fund	1.50%	2.25%	2.25%	1.05%	1.75%	1.35%	—	1.50%	1.05%	1.25%
Overseas Value Fund	—	—	—	1.31%	—	—	—	1.56%		1.31%
Small Cap Growth Fund II	1.41%	2.16%	2.16%	1.02%	—	—	—	—	—	1.16%
Small Cap Index Fund	0.45%	1.20%		0.20%	—	0.45%	—	—	—	0.20%
Small Cap Value Fund II	1.31%	2.06%	2.06%	0.98%	1.56%		—	—	—	1.06%

For the Fund with fiscal year ended March 31
Short Term Bond Fund	0.81%	1.56%	1.56%	0.42%	1.06%	0.72%	—	0.81%	0.42%	0.56%

For Funds with fiscal year ended April 30
CA Intermediate Municipal Bond Fund	0.73%	1.48%	1.48%	—	—	—	—	—	—	0.48%
Corporate Bond Portfolio	—	—	—	—	—	—	—	—	—	—
GA Intermediate Municipal Bond Fund	0.81%	1.56%	1.56%	—	—	—	—	—	—	0.56%
MD Intermediate Municipal Bond Fund	0.81%	1.56%	1.56%	—	—	—	—	—	—	0.56%
Mortgage- and Asset-Backed Portfolio	—	—	—	—	—	—	—	—	—	—
NC Intermediate Municipal Bond Fund	0.81%	1.56%	1.56%	—	—	—	—	—	—	0.56%
Short Term Municipal Bond Fund	0.73%	1.48%	1.48%	—	—	—	—	—	—	0.48%

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Fund	Expenses as a Percent of Average Daily Net Assets of the Applicable Share Class on an Annualized Basis
	Class A	Class B	Class C	Class I	Class R	Class R4	Class T	Class W	Class Y	Class Z
SC Intermediate Municipal Bond Fund	0.81%	1.56%	1.56%	—	—	—	—	—	—	0.56%
VA Intermediate Municipal Bond Fund	0.81%	1.56%	1.56%	—	—	—	—	—	—	0.56%

†	Prior to January 31, 2012, the LifeGoal Portfolios and the Masters International Equity Portfolio had a fiscal year end of March 31.
[1]

With respect to each of LifeGoal Balanced Growth Portfolio, LifeGoal Growth Portfolio, LifeGoal Income and Growth Portfolio and LifeGoal Income Portfolio, the Fund’s investment advisory fees are excluded from expenses for purposes of implementing the Fund’s expense limitation.

[2]

The Investment Manager has contractually agreed to waive a portion of the advisory fee so that the net management fees would be 0.60%, 0.65%, and 0.70% in the fiscal periods ending June 30, 2013, June 30, 2014 and June 30, 2015, respectively.

An expense arrangement is made pursuant to a fee waiver and expense cap agreement that may be modified or amended only with approval from all parties to such arrangement, including the Fund and the Investment Manager.

For Short Term Bond Fund, the Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that it does not exceed 0.31% annually. This arrangement may be modified or terminated by the Distributor at any time.

Codes of Ethics

The Funds, the Investment Manager, the subadvisers and the Distributor have adopted Codes of Ethics pursuant to the requirements of the 1940 Act, including Rule 17j–1 under the 1940 Act. These Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, including securities that may be bought or held by the Funds. These Codes of Ethics are included as exhibits to Part C of the Funds’ registration statement. These Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room and may be obtained by calling the SEC at 202.551.8090; they also are available on the SEC’s website at www.sec.gov, and may be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549–1520.

Proxy Voting

General Guidelines, Policies and Procedures

The following description of the Proxy Voting Policies and Procedures, as well as the Proxy Voting Guidelines attached as Appendix B, apply to the Funds listed on the cover page of this SAI, which are governed by the same Board.

The Funds uphold a long tradition of supporting sound and principled corporate governance. In furtherance thereof, the Board, which consists of a majority of independent Board members, has determined policies and votes proxies. The Funds’ Investment Manager and Administrator, Columbia Management Investment Advisers, LLC, provides support to the Board in connection with the proxy voting process.

General Guidelines

The Board supports proxy proposals that it believes are tied to the interests of shareholders and votes against proxy proposals that appear to entrench management. For example:

Election of Directors

•	The Board generally votes in favor of proposals for an independent chairman or, if the chairman is not independent, in favor of a lead independent director.

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•	The Board supports annual election of all directors and proposals to eliminate classes of directors.

•

In a routine election of directors, the Board will generally vote with the recommendations of the company’s nominating committee because the Board believes that nominating committees of independent directors are in the best position to know what qualifications are required of directors to form an effective board. However, the Board will generally vote against a nominee who has been assigned to the audit, compensation, or nominating committee if the nominee is not independent of management based on established criteria. The Board will generally also withhold support for any director who fails to attend 75% of meetings or has other activities that appear to interfere with his or her ability to commit sufficient attention to the company and, in general, will vote against nominees who are determined to have exhibited poor governance such as involvement in options backdating, financial restatements or material weaknesses in control, approving egregious compensation or have consistently disregarded the interests of shareholders.

•

The Board generally supports proposals requiring director nominees to receive a majority of affirmative votes cast in order to be elected to the board, and in the absence of majority voting, generally will support cumulative voting.

•	Votes in a contested election of directors are evaluated on a case-by-case basis.

Defense Mechanisms

The Board generally supports proposals eliminating provisions requiring supermajority approval of certain actions. The Board generally supports proposals to opt out of control share acquisition statutes and proposals restricting a company’s ability to make greenmail payments. The Board reviews management proposals submitting shareholder rights plans (poison pills) to shareholders on a case-by-case basis.

Auditors

The Board values the independence of auditors based on established criteria. The Board supports a reasonable review of matters that may raise concerns regarding an auditor’s service that may cause the Board to vote against a company’s recommendation for auditor, including, for example, auditor involvement in significant financial restatements, options backdating, conflicts of interest, material weaknesses in control, attempts to limit auditor liability or situations where independence has been compromised.

Management Compensation Issues

The Board expects company management to give thoughtful consideration to providing competitive compensation and incentives, which are reflective of company performance, and are incentives directly tied to the interest of shareholders. The Board generally votes for plans if they are reasonable and consistent with industry and country standards and against plans that it believes dilute shareholder value substantially.

The Board generally favors minimum holding periods of stock obtained by senior management pursuant to equity compensation plans and will vote against compensation plans for executives that it deems excessive.

Social and Corporate Policy Issues

The Board believes proxy proposals should address the business interests of the corporation. Shareholder proposals sometime seek to have the company disclose or amend certain business practices based purely on social or environmental issues rather than compelling business arguments. In general, the Board recognizes our Fund shareholders are likely to have differing views of social and environmental issues and believes that these matters are primarily the responsibility of a company’s management and its board of directors. The Board generally abstains or votes against these proposals.

Additional details can be round in the funds’ Proxy Voting Guidelines (see Appendix B).

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Policy and Procedures

The policy of the Board is to vote all proxies of the companies in which a Fund holds investments. Because of the volume and complexity of the proxy voting process, including inherent inefficiencies in the process that are outside the control of the Board or the Proxy Team (defined below), not all proxies may be voted. The Board has implemented policies and procedures that have been reasonably designed to vote proxies and to address any conflicts between interests of a Fund’s shareholders and those of the Investment Manager or other affiliated persons. In exercising its proxy voting responsibilities, the Board may rely upon the research or recommendations of one or more third party service providers.

The administration of the proxy voting process is handled by the Columbia Management Proxy Administration Team (Proxy Team). In exercising its responsibilities, the Proxy Team may rely upon the research or recommendations of one or more third party service providers. The Proxy Team assists the Board in identifying situations where its guidelines do not clearly require a vote in a particular manner and assists in researching matters and making voting recommendations. The Proxy Team may recommend that a proxy be voted in a manner contrary to the Board’s guidelines. In making recommendations to the Board about voting on a proposal, the Proxy Team relies on the Investment Manager’s investment personnel (or the investment personnel of a Fund’s subadviser(s)) and information obtained from independent research firms. The Proxy Team makes the recommendation in writing. The Board Chair or other Board members who are independent from the Investment Manager will consider the recommendation and decide how to vote the proxy proposal or establish a protocol for voting the proposal.

On an annual basis, or more frequently as determined necessary, the Board reviews recommendations to revise the existing guidelines or add new guidelines. Recommendations are based on, among other things, industry trends and the frequency that similar proposals appear on company ballots.

The Board considers management’s recommendations as set out in the company’s proxy statement. In each instance in which a Fund votes against management’s recommendation (except when withholding votes from a nominated director or proposals on foreign company ballots), the Board generally sends a letter to senior management of the company explaining the basis for its vote. This permits both the company’s management and the Board to have an opportunity to gain better insight into issues presented by the proxy proposal(s).

Voting in Countries Outside the United States (Non-U.S. Countries)

Voting proxies for companies not domiciled in the United States may involve greater effort and cost due to the variety of regulatory schemes and corporate practices. For example, certain non-U.S. countries require securities to be blocked prior to a vote, which means that the securities to be voted may not be traded within a specified number of days before the shareholder meeting. The Board typically will not vote securities in non-U.S. countries that require securities to be blocked as the need for liquidity of the securities in the Funds will typically outweigh the benefit of voting. There may be additional costs associated with voting in non-U.S. countries such that the Board may determine that the cost of voting outweighs the potential benefit.

Securities on Loan

The Funds will generally refrain from recalling securities on loan based upon its determination that the costs and lost revenue to the Funds, combined with the administrative effects of recalling the securities, generally outweigh the benefit of voting the proxy. While in general, neither the Board nor the Investment Manager assesses the economic impact and benefits of voting loaned securities on a case-by-case basis, situations may arise where the Board requests that loaned securities be recalled in order to vote a proxy. However, the Board has established a guideline to direct the Investment Manager to endeavor to recall a loaned security if (i) a proposal relating to a merger or acquisition, a material restructuring or reorganization, a proxy contest or a shareholder rights plan is expected to be on the ballot or (ii) the prior year’s evaluation of the issuer’s pay-for-performance

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practices has raised concerns, based upon its determination that, in these situations, the benefits of voting such proxies generally outweigh the costs or lost revenue to the Funds, or any potential adverse administrative effects to the Funds, of not recalling such securities.

Investment in Affiliated Funds

Certain Funds may invest in shares of other funds managed by the Investment Manager (referred to in this context as “underlying funds”) and may own substantial portions of these underlying funds. In general, the proxy policy of the Funds is to ensure that direct public shareholders of underlying funds control the outcome of any shareholder vote. To help manage this potential conflict of interest, the policy of the Funds is to vote proxies of the underlying funds in the same proportion as the vote of the direct public shareholders; provided, however, that if there are no direct public shareholders of an underlying fund or if direct public shareholders represent only a minority interest in an underlying fund, the Fund may cast votes in accordance with instructions from the independent members of the Board.

Expenses Paid by Third Parties

The Distributor and the Administrator furnish, without additional cost to the Funds, the services of certain officers of the Funds and such other personnel (other than the personnel of the Investment Manager or the investment subadviser(s), if applicable) as are required for the proper conduct of the Funds’ affairs. The Distributor bears the incremental expenses of printing and distributing prospectuses used by the Distributor or furnished by the Distributor to investors in connection with the public offering of the Funds’ shares and the costs of any other promotional or sales literature, except that to the extent permitted under the Distribution Plans of each Fund, sales-related expenses incurred by the Distributor may be reimbursed by the Funds.

Except to the extent expressly assumed by the Investment Manager and the Administrator, and except to the extent required by law to be paid or reimbursed by the Investment Manager, the Investment Manager and the Administrator shall have no duty to pay any Fund operating expenses incurred in the organization and operation of the Funds.

The Investment Manager has agreed to bear all fees and expenses of Corporate Bond Portfolio and Mortgage- and Asset-Backed Portfolio except taxes, brokerage fees and commissions, costs, including interest expenses, of borrowing money, extraordinary expenses and any applicable 12b-1 fees, shareholder servicing fees and/or shareholder administration fees. The expenses borne by the Investment Manager include custodian, transfer agent, legal and audit fees and costs, expenses of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustee and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, and the cost of preparing and printing prospectuses and SAIs distributed to the Portfolios’ shareholders. This assumption does not include advisory fees to the Investment Manager.

Expenses of the Funds which are not attributable to the operations of any class of shares or Fund are pro-rated among all classes of shares or certain Columbia Funds, including the Funds based upon the relative net assets of each class or Fund. Expenses which are not directly attributable to a specific class of shares but are attributable to a specific Fund are prorated among all the classes of shares of such Fund based upon the relative net assets of each such class of shares. Expenses which are directly attributable to a class of shares are charged against the income available for distribution as dividends to such class of shares.

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FUND GOVERNANCE

Board Members and Officers

Shareholders elect the Board that oversees the Funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board. The following table provides basic biographical information about the Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period.

On September 29, 2009, Ameriprise Financial, the parent company of the Investment Manager, entered into an agreement with BANA to acquire a portion of the asset management business of Columbia Management Group, LLC and certain of its affiliated companies (the “Transaction”). Following the Transaction, which became effective on May 1, 2010, various alignment activities have occurred with respect to the Columbia Funds Complex. In connection with the Transaction, effective June 1, 2011, the following members of the Board that previously had oversight responsibilities with respect to the Legacy RiverSource Funds (the “RiverSource Funds”) joined the Board of the Nations Funds: Ms. Kathleen Blatz, Ms. Pamela G. Carlton, Ms. Patricia M. Flynn, Mr. Stephen R. Lewis, Jr., Mr. John F. Maher, Ms. Catherine James Paglia, Mr. Leroy C. Richie, Ms. Alison Taunton-Rigby and Mr. William F. Truscott, which resulted in an overall increase from seven to sixteen Trustees for all Funds overseen by the Board. The “Nations Funds” are the following Trusts: Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC.

Board Members

Independent Trustees

Name, Address, Year of Birth	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Columbia Fund Complex Overseen	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)	Committee Memberships
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 Born 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	156	None	Audit, Board Governance, Compliance, Investment Review

Edward J. Boudreau, Jr. 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Born 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	149	Former Trustee, BofA Funds Series Trust (11 funds)	Audit, Compliance, Executive, Investment Review

Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 Born 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard- Partners in Cross Cultural Leadership (consulting company)	156	None	Audit, Investment Review

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Name, Address, Year of Birth	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Columbia Fund Complex Overseen	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)	Committee Memberships
William P. Carmichael 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Born 1943	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	149	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel); McMoRan Exploration Company (oil and gas exploration and development); former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)	Audit, Board Governance, Executive, Investment Review

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 Born 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	156	None	Compliance, Contracts, Investment Review

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Name, Address, Year of Birth	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Columbia Fund Complex Overseen	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)	Committee Memberships
William A. Hawkins 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Born 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	149	Trustee, BofA Funds Series Trust (11 funds)	Audit, Compliance, Executive, Investment Review

R. Glenn Hilliard 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Born 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non- Executive Director & Chairman, CNO Financial Group, Inc. (formerly Conseco, Inc.) (insurance), September 2003 to May 2011	149	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)	Board Governance, Contracts, Investment Review

Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 Born 1939	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College	156	Director, Valmont Industries, Inc. (manufactures irrigation systems)	Board Governance, Compliance, Contracts, Executive, Investment Review

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Name, Address, Year of Birth	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Columbia Fund Complex Overseen	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)	Committee Memberships
John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 Born 1943	Board member since 12/06 for Legacy Seligman Funds, since 12/08 for RiverSource Funds and since 6/11 for Nations Funds	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	156	None	Audit, Board Governance, Investment Review

John J. Nagorniak 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Born 1944	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Retired; President and Director, Foxstone Financial, Inc. (consulting), 2000-2007; Director, Mellon Financial Corporation affiliates (investing), 2000-2007; Chairman, Franklin Portfolio Associates (investing – Mellon affiliate) 1982-2007	149	Trustee, Research Foundation of CFA Institute; Director, MIT Investment Company; Trustee, MIT 401k Plan; former Trustee, BofA Funds Series Trust (11 funds)	Contracts, Investment Review

Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 Born 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	156	None	Board Governance, Contracts, Executive, Investment Review

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Name, Address, Year of Birth	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Columbia Fund Complex Overseen	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)	Committee Memberships
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 Born 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	156	Director, Digital Ally, Inc. (digital imaging); Director, Infinity, Inc. (oil and gas exploration and production); Director, OGE Energy Corp. (energy and energy services)	Compliance, Contracts, Investment Review

Minor M. Shaw 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Born 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President – Micco, LLC (private investments)	149	Former Trustee, BofA Funds Series Trust (11 funds); Board Member, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina	Contracts, Board Governance, Investment Review

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 Born 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., 2003-2010 (biotechnology); former President, Aquila Biopharmaceuticals	156	Director, Healthways, Inc. (health management programs); Director, ICI Mutual Insurance Company, RRG; Director, Abt Associates (government contractor)	Contracts, Executive, Investment Review

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Interested Trustee Not Affiliated with the Investment Manager

Name, Address, Year of Birth	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Columbia Fund Complex Overseen	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)	Committee Memberships
Anthony M. Santomero* 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Born 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President and Chief Executive Officer, Federal Reserve Bank of Philadelphia, 2000-2006	149	Director, Renaissance Reinsurance Ltd.; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup; Director, Citibank, N.A.; former Trustee, BofA Funds Series Trust (11 funds)	Compliance, Investment Review

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or other funds or accounts advised/managed by the Investment Manager.

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Interested Trustee Affiliated with the Investment Manager*

Name, Address, Year of Birth	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Columbia Fund Complex Overseen	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)	Committee Memberships
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President – U.S. Asset Management and Chief Investment Officer, 2005-April 2010 and Senior Vice President – Chief Investment Officer, 2001-2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2008-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006	208	Trustee, Columbia Funds Series Trust I and Columbia Funds Variable Insurance Trust	None

*	Interested person (as defined under the 1940 Act) by reason of being an officer, trustee, security holder and/or employee of the Investment Manager or Ameriprise Financial.

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The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Trust’s other officers are:

Fund Officers

Name, Address, Year of Birth	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager – Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009 – April 2010 and Vice President – Asset Management and Trust Company Services, 2006-2009)

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer since 1/11 and Chief Financial Officer since 4/11 for RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004 – April 2010; senior officer of Columbia Funds and affiliated funds since 2002

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President and Chief Legal Counsel since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Counsel since 5/10 and Assistant Secretary since 6/11 for Nations Funds	Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel – Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel – Asset Management, 2005 – April 2010 and Vice President – Asset Management Compliance, 2004-2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006

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Name, Address, Year of Birth	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007 – April 2010; Head of Equities, Columbia Management Advisors, LLC, 2002 – Sept. 2007

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer since 3/12 for RiverSource Funds and Nations Funds	Vice President – Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005 – 2010

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Fund	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004 – April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007 – April 2010

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004 – January 2010); Assistant Secretary of Legacy RiverSource Funds from January 2007 to April 2011 and of the Nations Funds from May 2010 to March 2011

Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 Born 1956	Vice President since 4/11 and Assistant Treasurer since 1/99 for RiverSource Funds and 6/11 for Nations Funds

Vice President – Investment Accounting, Columbia

Management Investment Advisers, LLC, since May

2010; Vice President – Managed Assets, Investment

Accounting, Ameriprise Financial Corporation, Feb. 1998 – May 2010

Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President and Chief Accounting Officer since 4/11 for RiverSource Funds and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006 to April 2010

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President since 4/11 and Assistant Secretary since 11/08 and 5/10 for Nations Funds	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel, November 2008 – January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman), July 2008 – November 2008 and Managing Director and Associate General Counsel of Seligman, from January 2005 – July 2008

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America, June 2005 – April 2010

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Responsibilities of Board with Respect to Fund Management

The Board oversees management of the Trust and the Funds. The Board is chaired by an Independent Trustee who has significant additional responsibilities compared to the other Board members, including, among other things: setting the agenda for Board meetings, communicating and meeting regularly with Board members between Board and committee meetings on fund-related matters with the Funds’ Chief Compliance Officer (CCO), counsel to the Independent Trustees, and representatives of the Funds’ service providers and overseeing Board Services Corporation (Board Services), which serves as an agent of the Funds for purposes of administering the payment of Trustee compensation, to provide office space for use by the Funds and the Board, and to provide any other services to the Board or the Trustees as may be reasonably requested.

The Board initially approves an Investment Management Services Agreement and other contracts with the Investment Manager and its affiliates, and other service providers. Once the contracts are approved, the Board monitors the level and quality of services including commitments of service providers to achieve expected levels of investment performance and shareholder services. The Board evaluates the services received under the contracts by receiving reports covering investment performance, shareholder services, marketing, and the Investment Manager’s profitability in order to determine whether to continue existing contracts or negotiate new contracts. The Investment Manager is responsible for day-to-day management and administration of the Funds and management of the risks that arise from the Funds’ investments and operations. The Board’s oversight of the Investment Manager and other service providers in the operation of the Funds includes oversight with respect to various risk management functions. The Funds are subject to a number of risks, including investment, compliance, operational, and valuation risks, among others. Day-to-day risk management functions are subsumed within the responsibilities of the Investment Manager, the subadvisers and other service providers (depending on the nature of the risk) who carry out the Funds’ investment management and business affairs. Each of the Investment Manager, the subadvisers and other service providers has its own, independent interest in risk management, and its policies and methods of carrying out risk management functions will depend, in part, on its analysis of the risks, functions and business models.

Risk oversight forms part of the Board’s general oversight of the Funds and is addressed as part of various Board and Committee activities. The Board recognizes that it is not possible to identify all of the risks that may affect a Fund or to develop processes and controls to eliminate or even mitigate their occurrence or effects. As part of its regular oversight of the Trust, the Board, directly or through a Committee, interacts with and reviews reports from, among others, the Investment Manager, subadvisers, the independent registered public accounting firm for the Funds, and internal auditors for the Investment Manager or its affiliates, as appropriate, regarding risks faced by the Funds and relevant risk functions. The Board also meets periodically with the Funds’ CCO, to receive reports regarding the compliance of the Funds and their principal service providers with the federal securities laws and their internal compliance policies and procedures. The Board, with the assistance of the Investment Review Committee, reviews investment policies in connection with its review of the Funds’ performance, and meets periodically with the portfolio managers of the Funds to receive reports regarding the management of the Funds, including various investment risks. As part of the Board’s periodic review of the Funds’ advisory, subadvisory and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible. In addition, the Board oversees processes that are in place to assure compliance with applicable rules, regulations and investment policies and addresses possible conflicts of interest.

Committees of the Board

The Board has organized the following standing committees to facilitate its work: Board Governance Committee, Compliance Committee, Contracts Committee, Executive Committee, Investment Review Committee and Audit Committee. These committees are comprised solely of Independent Trustees (for these purposes, persons who are not affiliated persons of the Investment Manager or Ameriprise Financial). The table above describing each Trustee also includes their respective committee memberships. The duties of these committees are described below.

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Mr. Lewis, as Chair of the Board, acts as a point of contact between the Independent Trustees and the Investment Manager between Board meetings in respect of general matters.

Board Governance Committee – Recommends to the Board the size, structure and composition of the Board and its committees; the compensation to be paid to members of the Board; and a process for evaluating the Board’s performance. The committee also reviews candidates for Board membership including candidates recommended by shareholders. The committee also makes recommendations to the Board regarding responsibilities and duties of the Board, oversees proxy voting and supports the work of the Board Chair in relation to furthering the interests of the Funds and their shareholders on external matters.

To be considered as a candidate for trustee, recommendations must include a curriculum vitae and be mailed to the Chair of the Board, Columbia Family of Funds, 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402-3268. To be timely for consideration by the committee, the submission, including all required information, must be submitted in writing not less than 120 days before the date of the proxy statement for the previous year’s annual meeting of shareholders, if such a meeting is held. The committee will consider only one candidate submitted by such a shareholder or group for nomination for election at a meeting of shareholders. The committee will not consider self-nominated candidates or candidates nominated by members of a candidate’s family, including such candidate’s spouse, children, parents, uncles, aunts, grandparents, nieces and nephews.

The committee will consider and evaluate candidates submitted by the nominating shareholder or group on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. The committee may take into account a wide variety of factors in considering trustee candidates, including (but not limited to): (i) the candidate’s knowledge in matters relating to the investment company industry; (ii) any experience possessed by the candidate as a trustee or senior officer of other public or private companies; (iii) the candidate’s educational background; (iv) the candidate’s reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications; (vi) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly, work collaboratively with other members of the Board and carry out his or her duties in the best interests of the fund; (vii) the candidate’s ability to qualify as an independent trustee; and (viii) such other criteria as the committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.

Members of the committee (and/or the Board) also meet personally with each nominee to evaluate the candidate’s ability to work effectively with other members of the Board, while also exercising independent judgment. Although the Board does not have a formal diversity policy, the Board endeavors to comprise itself of members with a broad mix of professional and personal backgrounds. Thus, the committee and the Board accorded particular weight to the individual professional background of each Independent Trustee, as encapsulated in their bios included in the table above.

The Board believes that the Funds are well-served by a Board, the membership of which consists of persons that represent a broad mix of professional and personal backgrounds. In considering nominations, the committee takes the following matrix into account in assessing how a candidate’s professional background would fit into the mix of experiences represented by the then-current Board.

PROFESSIONAL BACKGROUND
Name	Geographic	For Profit; CIO/CFO; CEO/COO	Non-Profit; Government; CEO	Investment	Legal; Regulatory	Political	Academic	Audit Committee; Financial Expert
Blatz	MN		X		X	X
Boudreau	MA	X		X				X
Carlton	NY			X	X			X

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PROFESSIONAL BACKGROUND
Name	Geographic	For Profit; CIO/CFO; CEO/COO	Non-Profit; Government; CEO	Investment	Legal; Regulatory	Political	Academic	Audit Committee; Financial Expert
Carmichael	IL	X		X	X			X
Flynn	MA						X
Hawkins	CA	X		X				X
Hilliard	CA	X
Lewis	MN		X				X
Maher	CT	X		X				X
Nagorniak	MA	X		X
Paglia	NY	X		X				X
Richie	MI	X			X
Shaw	SC	X		X
Taunton-Rigby	MA	X		X				X
Santomero	PA		X	X	X			X

With respect to the trusteeship of Mr. Truscott on the Board, who is not an Independent Trustee, the committee and the Board have concluded that having a senior member of the Investment Manager serve on the Board can facilitate the Independent Trustee’s increased access to information regarding the Funds’ Investment Manager, which is the Funds’ most significant service provider. With respect to the trusteeship of Dr. Santomero on the Board, the committee and the Board have concluded that, despite his lack of technical independence of the Funds under the 1940 Act (arising from his board service to Citigroup, Inc. and Citigroup, N.A.), he could serve with “substantive independence” primarily since he has no financial interest or relationship with the Investment Manager or Ameriprise Financial. The committee and the Board also took into account Dr. Santomero’s broad array of experiences from management consulting to academia to public service, which can complement well the mix of experiences represented by the other Board members.

Compliance Committee – Supports the Funds’ maintenance of a strong compliance program by providing a forum for Independent Trustees to consider compliance matters impacting the Funds or their key service providers; developing and implementing, in coordination with the Funds’ CCO, a process for the review and consideration of compliance reports that are provided to the Board; and providing a designated forum for the Funds’ CCO to meet with Independent Trustees on a regular basis to discuss compliance matters.

Contracts Committee – Reviews and oversees the contractual relationships with service providers. Receives and analyzes reports covering the level and quality of services provided under contracts with the Funds and advises the Board regarding actions taken on these contracts during the annual review process.

Executive Committee – Acts for the Board between meetings of the Board.

Investment Review Committee – Reviews and oversees the management of the Funds’ assets. Considers investment management policies and strategies; investment performance; risk management techniques; and securities trading practices and reports areas of concern to the Board.

Audit Committee – Oversees the accounting and financial reporting processes of the Funds and internal controls over financial reporting. Oversees the quality and integrity of the Funds’ financial statements and independent audits as well as the Funds’ compliance with legal and regulatory requirements relating to the Funds’ accounting and financial reporting, internal controls over financial reporting and independent audits. The committee also makes recommendations regarding the selection of the Funds’ independent auditor and reviews and evaluates the qualifications, independence and performance of the auditor. The committee oversees the Funds’ risks by, among other things, meeting with the Funds’ internal auditors, establishing procedures for the confidential, anonymous submission by employees of concerns about accounting or audit matters, and overseeing the Funds’ disclosure controls and procedures.

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Meetings

Prior to June 1, 2011, the Trust was governed by a Board comprised of Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Mr. John J. Nagorniak, Ms. Minor M. Shaw and Dr. Anthony M. Santomero. The Board had four committees – an Audit Committee (which served a similar function as the current Board’s Audit Committee), a Contracts Review Committee (which reviewed Fund contracts and service provider oversight), a Governance Committee (which served a similar function as the current Board’s Board Governance Committee) and an Investment Committee (which served a similar function as the current Board’s Investment Review Committee).

The table below shows the number of times these committees met during each Fund’s most recent fiscal year. The table is organized by fiscal year end.

Fiscal Period	Audit Committee	Compliance Committee	Contracts Committee	Governance Committee	Investment Review Committee
For Funds with fiscal year ending January 31	7	5	6	6	6
For Funds with fiscal year ending February 29	7	5	6	7	6
For Fund with fiscal year ending March 31	7	5	6	7	6
For Funds with fiscal year ending April 30	7	5	6	7	6

Compensation

The Independent Trustees determine the amount of compensation that they and Dr. Santomero receive, including the amount paid to the Chair of the Board. In determining compensation for the Independent Trustees and Dr. Santomero, the Independent Trustees take into account a variety of factors including, among other things, their collective significant work experience (e.g., in business and finance, government or academia). The Independent Trustees also recognize that these individuals’ advice and counsel are in demand by other organizations, that these individuals may reject other opportunities because the time demands of their duties as Independent Trustees, and that they undertake significant legal responsibilities. The Independent Trustees also consider the compensation paid to independent board members of other mutual fund complexes of comparable size. In determining the compensation paid to the Board Chair, the Independent Trustees take into account, among other things, the Board Chair’s significant additional responsibilities (e.g., setting the agenda for Board meetings, communicating or meeting regularly with the Funds’ CCO, counsel to the Independent Trustees, and the Funds’ service providers) which result in a significantly greater time commitment required of the Board Chair. The Board Chair’s compensation, therefore, has generally been set at a level between 2.5 and 3 times the level of compensation paid to other independent Board members. In 2011, the Board’s Chair received total annual cash compensation of $430,000.

Effective June 1, 2011, Independent Trustees and Dr. Santomero are paid an annual retainer of $165,000. Committee Chairs each receive an additional annual retainer of $20,000 and subcommittee Chairs each receive an additional retainer of $5,000. In addition, Independent Trustees and Dr. Santomero are paid the following fees for attending Board and committee meetings: $5,000 per day of in-person Board meetings and $2,500 per day of in-person committee or sub-committee meetings (if such meetings are not held on the same day as a Board meeting). Independent Trustees and Dr. Santomero are not paid for special meetings conducted by telephone.

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The Independent Trustees and Dr. Santomero are compensated for their services to the Columbia Funds Complex on a complex-wide basis, as shown in the following tables:

For Funds with fiscal period ending January 31

	Aggregate Compensation from Fund Independent Trustees
Fund	Kathleen Blatz	Edward J. Boudreau, Jr.	Pamela Carlton	William P. Carmichael	Patricia M. Flynn	William A. Hawkins	R. Glenn Hilliard
LifeGoal® Balanced Growth Portfolio	$394	$417	$377	$405	$387	$417	$378
Amount deferred	—	$47	$183	—	$233	$122	$55
LifeGoal® Growth Portfolio	$394	$417	$377	$405	$387	$417	$378
Amount deferred	—	$47	$183	—	$233	$122	$55
LifeGoal® Income and Growth Portfolio	$394	$417	$377	$405	$387	$417	$378
Amount deferred	—	$47	$183	—	$233	$122	$55
LifeGoal® Income Portfolio	$394	$417	$377	$405	$387	$417	$378
Amount deferred	—	$47	$183	—	$233	$122	$55
Masters International Equity Portfolio	$394	$417	$377	$405	$387	$417	$378
Amount deferred	—	$47	$183	—	$233	$122	$55

	Stephen R. Lewis, Jr.	John F. Maher	John J. Nagorniak	Catherine James Paglia	Leroy C. Richie	Minor M. Shaw	Allison Taunton- Rigby
LifeGoal® Balanced Growth Portfolio	$650	$347	$378	$377	$394	$378	$399
Amount deferred	$122	$347	$114	$189	—	$189	$377
LifeGoal® Growth Portfolio	$650	$347	$378	$377	$394	$378	$399
Amount deferred	$122	$347	$114	$189	—	$189	$377
LifeGoal® Income and Growth Portfolio	$650	$347	$378	$377	$394	$378	$399
Amount deferred	$122	$347	$114	$189	—	$189	$377
LifeGoal® Income Portfolio	$650	$347	$378	$377	$394	$378	$399
Amount deferred	$122	$347	$114	$189	—	$189	$377
Masters International Equity Portfolio.	$650	$347	$378	$377	$394	$378	$399
Amount deferred..	$122	$347	$114	$189	—	$189	$377

For Funds with fiscal year ending February 29

	Aggregate Compensation from Fund Independent Trustees
Fund	Kathleen Blatz	Edward J. Boudreau, Jr.	Pamela G. Carlton	William P. Carmichael	Patricia M. Flynn	William A. Hawkins	R. Glenn Hilliard
Convertible Securities Fund	$922	$2,237	$886	$2,571	$907	$2,237	$2,118
Amount deferred	—	$239	$424	—	$448	$622	$188
International Value Fund	$372	$2,056	$357	$2,515	$367	$2,056	$1,975
Amount deferred	—	$212	$172	—	$167	$580	$66
Large Cap Core Fund	$1,546	$3,533	$1,483	$4,031	$1,520	$3,533	$3,205
Amount deferred	—	$379	$712	—	$789	$985	$296
Large Cap Enhanced Core Fund	$720	$2,075	$691	$2,430	$708	$2,076	$1,974
Amount deferred	—	$220	$331	—	$347	$579	$141

139

	Aggregate Compensation from Fund Independent Trustees
Fund	Kathleen Blatz	Edward J. Boudreau, Jr.	Pamela G. Carlton	William P. Carmichael	Patricia M. Flynn	William A. Hawkins	R. Glenn Hilliard
Large Cap Index Fund	$3,542	$7,142	$5,398	$8,002	$3,485	$7,132	$6,722
Amount deferred	—	$778	$1,625	—	$1,824	$1,972	$742
Large Cap Value Fund	$1,913	$4,618	$1,836	$5,333	$1,882	$4,618	$4,372
Amount deferred	—	$493	$882	—	$992	$1,288	$366
Marsico 21st Century Fund	$3,016	$7,247	$2,982	$8,315	$2,966	$7,247	$6,860
Amount deferred	—	$768	$1,395	—	$1,614	$2,036	$511
Marsico Focused Equities Fund	$2,796	$6,342	$2,683	$7,299	$2,750	$6,398	$6,048
Amount deferred	—	$681	$1,286	—	$1,443	$1,780	$558
Marsico Global Fund	$581	$1,370	$418	$1,470	$428	$1,370	$1,305
Amount deferred	—	$145	$200	—	$192	$382	$89
Marsico Growth Fund	$4,095	$7,454	$3,343	$7,821	$3,428	$7,454	$7,032
Amount deferred	—	$804	$1,602	—	$1,803	$2,071	$697
Marsico International Opportunities Fund	$1,536	$3,241	$1,172	$3,448	$1,201	$3,241	$3,075
Amount deferred	—	$342	$565	—	$645	$909	$212
Mid Cap Index Fund	$3,425	$5,983	$2,843	$6,252	$3,075	$5,983	$5,640
Amount deferred	—	$650	$1,360	—	$1,552	$1,656	$614
Mid Cap Value Fund	$5,245	$9,580	$4,273	$10,053	$4,384	$9,580	$9,046
Amount deferred	—	$1,032	$2,050	—	$2,326	$2,665	$866
Multi-Advisor International Equity Fund	$2,687	$4,584	$2,253	$4,779	$2,307	$4,584	$4,307
Amount deferred	—	$495	$1,085	—	$1,227	$1,278	$425
Overseas Value Fund	$608	$1,386	$442	$1,501	$453	$1,401	$1,334
Amount deferred	—	$146	$212	—	$236	$391	$93
Small Cap Growth Fund II	$928	$1,983	$705	$2,111	$722	$1,983	$1,883
Amount deferred	—	$210	$338	—	$379	$552	$148
Small Cap Index Fund	$2,727	$4,732	$2,272	$4,943	$2,327	$4,732	$4,460
Amount deferred	—	$516	$1,086	—	$1,191	$1,354	$504
Small Cap Value Fund II	$2,451	$4,462	$2,001	$4,683	$2,052	$4,462	$4,215
Amount deferred	—	$483	$958	—	$1,076	$1,238	$425

Fund	Stephen R. Lewis, Jr.	John F. Maher	John J. Nagorniak	Catherine James Paglia	Leroy C. Richie	Minor M. Shaw	Alison Taunton- Rigby
Convertible Securities Fund	$1,579	$819	$1,791	$879	$922	$2,092	$932
Amount deferred	$282	$819	$592	$439	—	$1,045	$857
International Value Fund	$635	$332	$1,548	$366	$372	$1,941	$374
Amount deferred	$115	$332	$1,111	$183	—	$971	$348
Large Cap Core Fund	$2,643	$1,372	$2,847	$1,483	$1,546	$3,299	$1,561
Amount deferred	$475	$1,372	$937	$742	—	$1,650	$1,443
Large Cap Enhanced Core Fund	$1,234	$640	$1,634	$693	$720	$1,947	$727
Amount deferred	$221	$640	$547	$347	—	$973	$671
Large Cap Index Fund	$6,071	$3,149	$5,844	$3,396	$3,542	$6,652	$3,568
Amount deferred	$1,078	$3,149	$1,900	$1,698	—	$3,326	$3,271
Large Cap Value Fund	$3,288	$1,705	$3,703	$1,872	$1,913	$4,319	$1,930
Amount deferred	$591	$1,705	$1,223	$936	—	$2,160	$1,784

140

	Aggregate Compensation from Fund Independent Trustees
Fund	Stephen R. Lewis, Jr.	John F. Maher	John J. Nagorniak	Catherine James Paglia	Leroy C. Richie	Minor M. Shaw	Alison Taunton- Rigby
Marsico 21st Century Fund	$5,163	$2,685	$5,813	$2,997	$3,016	$6,777	$3,039
Amount deferred	$943	$2,685	$1,919	$1,498	—	$3,388	$2,836
Marsico Focused Equities Fund	$4,783	$2,485	$3,675	$2,679	$2,796	$5,977	$2,820
Amount deferred	$855	$2,485	$1,697	$1,339	—	$2,989	$2,598
Marsico Global Fund	$747	$387	$839	$418	$435	$1,286	$439
Amount deferred	$133	$387	$361	$209	—	$643	$404
Marsico Growth Fund	$5,957	$3,095	$3,993	$3,336	$3,485	$6,955	$3,514
Amount deferred	$1,065	$3,095	$1,981	$1,668	—	$3,428	$3,236
Marsico International Opportunities Fund	$2,094	$1,086	$2,572	$1,203	$1,222	$3,035	$1,233
Amount deferred	$381	$1,086	$856	$602	—	$1,518	$1,148
Mid Cap Index Fund	$5,097	$2,641	$4,902	$2,882	$2,963	$5,582	$2,984
Amount deferred	$907	$2,641	$1,595	$1,441	—	$2,791	$2,739
Mid Cap Value Fund	$7,653	$3,972	$7,787	$4,366	$4,455	$8,946	$4,486
Amount deferred	$1,373	$3,972	$2,548	$2,183	—	$4,473	$4,140
Multi-Advisor International Equity Fund	$4,004	$2,084	$3,764	$2,249	$2,348	$4,264	$2,376
Amount deferred	$724	$2,084	$1,221	$1,125	—	$2,132	$2,207
Overseas Value Fund	$791	$410	$1,097	$443	$461	$1,315	$465
Amount deferred	$141	$410	$369	$222	—	$657	$428
Small Cap Growth Fund II	$1,261	$654	$1,570	$709	$734	$1,858	$740
Amount deferred	$225	$654	$524	$355	—	$927	$681
Small Cap Index Fund	$4,079	$2,107	$3,882	$2,280	$2,365	$4,413	$2,388
Amount deferred	$723	$2,107	$1,261	$1,140	—	$2,206	$2,187
Small Cap Value Fund II	$3,587	$1,859	$3,629	$2,033	$2,085	$4,167	$2,100
Amount deferred	$640	$1,859	$1,188	$1,017	—	$2,084	$1,930

For the Fund with fiscal year ending March 31

	Aggregate Compensation from Fund Independent Trustees
Fund	Kathleen Blatz	Edward J. Boudreau, Jr.	Pamela G. Carlton	William P. Carmichael	Patricia M. Flynn	William A. Hawkins	R. Glenn Hilliard
Short Term Bond Fund	$3,362	$5,302	$3,240	$5,769	$3,531	$5,302	$5,048
Amount deferred	—	$604	$1,531	—	$1,690	$1,543	$975

	Stephen R. Lewis, Jr.	John F. Maher	John J. Nagorniak	Catherine James Paglia	Leroy C. Richie	Minor M. Shaw	Alison Taunton- Rigby
Short Term Bond Fund	$5,959	$3,005	$4,830	$3,238	$3,405	$5,048	$3,444
Amount deferred	$1,012	$3,005	$1,449	$1,619	—	$2,524	$3,071

141

For Funds with fiscal year ending April 30*
	Aggregate Compensation from Fund Independent Trustees
Fund	Kathleen Blatz	Edward J. Boudreau, Jr.	Pamela G. Carlton	William P. Carmichael	Patricia M. Flynn	William A. Hawkins	R. Glenn Hilliard
For fiscal year ended March 31, 2012
CA Intermediate Municipal Bond Fund	$708	$915	$682	$963	$707	$995	$858
Amount deferred	—	$107	$322	—	$364	$277	$245
Corporate Bond Portfolio	$413	$580	$396	$621	$406	$580	$534
Amount deferred	—	$49	$192	—	$212	$128	$58
GA Intermediate Municipal Bond Fund	$563	$747	$541	$792	$564	$746	$707
Amount deferred	—	$86	$256	—	$290	$236	$160
MD Intermediate Municipal Bond Fund	$594	$827	$541	$832	$592	$785	$745
Amount deferred	—	$81	$270	—	$306	$228	$171
Mortgage- and Asset-Backed Portfolio	$476	$648	$455	$688	$467	$648	$595
Amount deferred	—	$56	$221		$244	$147	$66
NC Intermediate Municipal Bond Fund	$667	$869	$642	$955	$665	$869	$739
Amount deferred	—	$102	$304	—	$343	$251	$278
Short Term Municipal Bond Fund	$2,554	$3,159	$2,458	$3,418	$2,549	$3,158	$2,979
Amount deferred	—	$440	$1,160	—	$1,303	$991	$761
SC Intermediate Municipal Bond Fund	$701	$901	$670	$941	$699	$901	$851
Amount deferred	—	$111	$312	—	$360	$258	$255
VA Intermediate Municipal Bond Fund	$796	$1,021	$767	$1,072	$795	$1,078	$969
Amount deferred	—	$121	$362	—	$409	$309	$232

	Stephen R. Lewis, Jr.	John F. Maher	John J. Nagorniak	Catherine James Paglia	Leroy C. Richie	Minor M. Shaw	Alison Taunton- Rigby
CA Intermediate Municipal Bond Fund	$1,256	$720	$842	$687	$717	$988	$724
Amount deferred	$213	$720	$253	$344	—	$494	$645
Corporate Bond Portfolio	$682	$364	$513	$395	$413	$633	$418
Amount deferred	$128	$364	$119	$198	—	$227	$395
GA Intermediate Municipal Bond Fund	$996	$504	$702	$547	$569	$588	$574
Amount deferred	$170	$504	$205	$274	—	$294	$512
MD Intermediate Municipal Bond Fund	$1,053	$601	$720	$647	$677	$941	$675
Amount deferred	$179	$601	$239	$323	—	$465	$583
Mortgage- and Asset-Backed Portfolio	$785	$419	$573	$456	$476	$696	$481
Amount deferred	$148	$419	$137	$228	—	$261	$455

142

	Aggregate Compensation from Fund Independent Trustees
	Stephen R. Lewis, Jr.	John F. Maher	John J. Nagorniak	Catherine James Paglia	Leroy C. Richie	Minor M. Shaw	Alison Taunton- Rigby
NC Intermediate Municipal Bond Fund	$1,182	$608	$800	$648	$675	$996	$681
Amount deferred	$201	$608	$38	$324	—	$468	$608
Short Term Municipal Bond Fund	$4,517	$2,285	$2,922	$2,454	$2,588	$3,534	$2,611
Amount deferred	$763	$2,285	$857	$1,227	—	$1,727	$2,320
SC Intermediate Municipal Bond Fund	$1,209	$629	$826	$602	$627	$937	$633
Amount deferred	$198	$629	$225	$301	—	$358	$566
VA Intermediate Municipal Bond Fund	$1,412	$714	$941	$773	$807	$1,098	$813
Amount deferred	$240	$714	$282	$387	—	$550	$725

	Aggregate Compensation from Fund Independent Trustees
Fund	Kathleen Blatz	Edward J. Boudreau, Jr.	Pamela G. Carlton	William P. Carmichael	Patricia M. Flynn	William A. Hawkins	R. Glenn Hilliard
For fiscal period ended April 30, 2012**
CA Intermediate Municipal Bond Fund	$95	$100	$86	$90	$95	$100	$90
Amount deferred	—	$18	$34	—	$47	$25	$90
Corporate Bond Portfolio	—	—	—	—	—	—	—
Amount deferred	—	—	—	—	—	—	—
GA Intermediate Municipal Bond Fund	$74	$79	$67	$71	$74	$79	$71
Amount deferred	—	$14	$27	—	$37	$20	$71
MD Intermediate Municipal Bond Fund	$76	$84	$69	$76	$76	$84	$76
Amount deferred	—	$15	$28	—	$38	$21	$76
Mortgage- and Asset-Backed Portfolio	—	—	—	—	—	—	—
Amount deferred	—	—	—	—	—	—	—
NC Intermediate Municipal Bond Fund	$87	$95	$78	$86	$87	$95	$86
Amount deferred	—	$17	$31	—	$43	$24	$86
Short Term Municipal Bond Fund	$336	$362	$304	$328	$336	$362	$328
Amount deferred	—	$65	$122	—	$168	$91	$328
SC Intermediate Municipal Bond Fund	$81	$87	$74	$78	$81	$87	$78
Amount deferred	—	$16	$29	—	$41	$22	$78
VA Intermediate Municipal Bond Fund	$105	$113	$95	$102	$105	$113	$102
Amount deferred	—	$20	$38	—	$53	$28	$102

143

Fund	Stephen R. Lewis, Jr.	John F. Maher	John J. Nagorniak	Catherine James Paglia	Leroy C. Richie	Minor M. Shaw	Alison Taunton- Rigby
CA Intermediate Municipal Bond Fund	$129	$86	$90	$86	$95	$100	$86
Amount deferred	$13	$86	$27	$42	—	$43	$51
Corporate Bond Portfolio	—	—	—	—	—	—	—
Amount deferred	—	—	—	—	—	—	—
GA Intermediate Municipal Bond Fund	$100	$66	$71	$67	$74	$79	$67
Amount deferred	$10	$66	$21	$33	—	$34	$40
MD Intermediate Municipal Bond Fund	$104	$69	$76	$69	$76	$84	$69
Amount deferred	$10	$69	$23	$34	—	$36	$41
Mortgage- and Asset-Backed Portfolio	—	—	—	—	—	—	—
Amount deferred	—	—	—	—	—	—	—
NC Intermediate Municipal Bond Fund	$118	$78	$86	$78	$87	$95	$78
Amount deferred	$12	$78	$26	$39	—	$40	$47
Short Term Municipal Bond Fund	$459	$304	$328	$304	$336	$362	$304
Amount deferred	$46	$304	$98	$152	—	$158	$183
SC Intermediate Municipal Bond Fund	$111	$74	$78	$74	$82	$87	$74
Amount deferred	$11	$74	$24	$37	—	$37	$44
VA Intermediate Municipal Bond Fund	$143	$95	$102	$95	$105	$113	$95
Amount deferred	$14	$95	$31	$48	—	$49	$57

*	During the period from April 1, 2012 to April 30, 2012, the fiscal year end of each Fund was changed from March 31 to April 30.
**	For the period from April 1, 2012 to April 30, 2012.

Aggregate Compensation from Fund
Interested Trustee
Fund	Anthony M. Santomero
For Funds with fiscal period ending January 31
LifeGoal® Balanced Growth Portfolio	$396
Amount deferred	—
LifeGoal® Growth Portfolio	$396
Amount deferred	—
LifeGoal® Income and Growth Portfolio	$396
Amount deferred	—
LifeGoal® Income Portfolio	$396
Amount deferred	—
Masters International Equity Portfolio	$396
Amount deferred	—

144

Aggregate Compensation from Fund
Interested Trustee
Fund	Anthony M. Santomero
For Funds with fiscal year ending February 29
Convertible Securities Fund	$2,465
Amount deferred	—
International Value Fund	$1,803
Amount deferred	—
Large Cap Core Fund	$3,185
Amount deferred	—
Large Cap Enhanced Core Fund	$1,854
Amount deferred	—
Large Cap Index Fund	$6,479
Amount deferred	—
Large Cap Value Fund	$4,156
Amount deferred	—
Marsico 21st Century Fund	$6,524
Amount deferred	—
Marsico Focused Equities Fund	$5,771
Amount deferred	—
Marsico Global Fund	$1,219
Amount deferred	—
Marsico Growth Fund	$6,745
Amount deferred	—
Marsico International Opportunities Fund	$2,904
Amount deferred	—
Mid Cap Index Fund	$5,435
Amount deferred	—
Mid Cap Value Fund	$8,674
Amount deferred	—
Multi-Advisor International Equity Fund	$4,163
Amount deferred	—
Overseas Value Fund	$1,248
Amount deferred	—
Small Cap Growth Fund II	$1,777
Amount deferred	—
Small Cap Index Fund	$4,299
Amount deferred	—
Small Cap Value Fund II	$4,040
Amount deferred	—

For the Fund with fiscal year ending March 31
Short Term Bond Fund	$4,868
Amount deferred	—

For Funds with fiscal year ending April 30*
For fiscal year ended March 31, 2012
CA Intermediate Municipal Bond Fund	$899
Amount deferred	—
Corporate Bond Portfolio	$531
Amount deferred	—

145

Aggregate Compensation from Fund
Interested Trustee
Fund	Anthony M. Santomero
GA Intermediate Municipal Bond Fund	$734
Amount deferred	—
MD Intermediate Municipal Bond Fund	$811
Amount deferred	—
Mortgage- and Asset-Backed Portfolio	$562
Amount deferred	—
NC Intermediate Municipal Bond Fund	$806
Amount deferred	—
Short Term Municipal Bond Fund	$3,250
Amount deferred	—
SC Intermediate Municipal Bond Fund	$757
Amount deferred	—
VA Intermediate Municipal Bond Fund	$798

For fiscal period ended April 30, 2012**
CA Intermediate Municipal Bond Fund	$100
Amount deferred	—
Corporate Bond Portfolio	—
Amount deferred	—
GA Intermediate Municipal Bond Fund	$79
Amount deferred	—
MD Intermediate Municipal Bond Fund	$84
Amount deferred	—
Mortgage- and Asset-Backed Portfolio	—
Amount deferred	—
NC Intermediate Municipal Bond Fund	$95
Amount deferred	—
Short Term Municipal Bond Fund	$362
Amount deferred	—
SC Intermediate Municipal Bond Fund	$87
Amount deferred	—
VA Intermediate Municipal Bond Fund	$113
Amount deferred	—

*	During the period from April 1, 2012 to April 30, 2012, the fiscal year end of each Fund was changed from March 31 to April 30.
**	For the period from April 1, 2012 to April 30, 2012.

146

Independent Trustee Compensation

	Total Compensation from the Columbia Funds Complex Paid to Independent Trustees(a)
	Fiscal Year Ended March 31, 2012	Fiscal Year Ended April 30, 2012
Independent Trustee
Kathleen Blatz[1]	$233,833	$237,167
Amount deferred	—	—
Edward J. Boudreau, Jr.[2]	$248,250	$244,386
Amount deferred	$28,821	$30,754
Pamela G. Carlton [3]	$223,833	$227,167
Amount deferred	$91,375	$96,875
William P. Carmichael[4]	$255,750	$241,076
Amount deferred	—	—
Patricia M. Flynn[5]	$233,333	$239,167
Amount deferred	$121,667	$134,792
William A. Hawkins[6]	$248,250	$244,386
Amount deferred	$70,877	$69,061
R. Glenn Hilliard[7]	$195,500	$229,967
Amount deferred	$56,108	$79,858
Stephen R. Lewis, Jr.[8]	$430,000	$430,000
Amount deferred	$75,250	$71,677
John F. Maher[9]	$210,833	$213,417
Amount deferred	$210,833	$213,417
John J. Nagorniak[10]	$230,500	$228,291
Amount deferred	$68,379	$68,281
Catherine James Paglia[11]	$231,333	$232,167
Amount deferred	$125,042	$125,458
Leroy C. Richie[12]	$236,333	$242,167
Amount deferred	—	—
Minor M. Shaw[13]	$235,500	$230,967
Amount deferred	$116,278	$113,882
Alison Taunton-Rigby[14]	$237,833	$241,167
Amount deferred	$184,500	$198,750

Interested Trustee Compensation

	Total Compensation from the Columbia Funds Complex Paid to Interested Trustee(a)
	Fiscal Year Ended March 31, 2012	Fiscal Year Ended April 30, 2012
Interested Trustee
Anthony M. Santomero[15]	$198,000	$233,291
Amount deferred	—	—

(a)	All Trustees receive reimbursements for reasonable expenses related to their attendance at meetings of the Board or standing committees, which are not included in the amounts shown.

[1]	As of March 31, 2012, the value of Ms. Blatz’s account under the deferred compensation plan was $0.
[2]	As of March 31, 2012, the value of Mr. Boudreau’s account under the deferred compensation plan was $312,130.

147

[3]	As of March 31, 2012, the value of Ms. Carlton’s account under the deferred compensation plan was $178,174.
[4]	As of March 31, 2012, the value of Mr. Carmichael’s account under the deferred compensation plan was $933,201.
[5]	As of March 31, 2012, the value of Ms. Flynn’s account under the deferred compensation plan was $431,521.
[6]	As of March 31, 2012, the value of Mr. Hawkin’s account under the deferred compensation plan was $158,898.
[7]	As of March 31, 2012, the value of Mr. Hilliard account under the deferred compensation plan was $549,361.
[8]	As of March 31, 2012, the value of Mr. Lewis account under the deferred compensation plan was $762,243.
[9]	As of March 31, 2012, the value of Mr. Maher’s account under the deferred compensation plan was $1,008,301.
[10]	As of March 31, 2012, the value of Mr. Nagorniak’s account under the deferred compensation plan was $259,604.
[11]	As of March 31, 2012, the value of Ms. Paglia’s account under the deferred compensation plan was $673,315.
[12]	As of March 31, 2012, the value of Mr. Richie’s account under the deferred compensation plan was $0.
[13]	As of March 31, 2012, the value of Ms. Shaw’s account under the deferred compensation plan was $774,178.
[14]	As of March 31, 2012, the value of Ms. Taunton-Rigby’s account under the deferred compensation plan was $209,898.
[15]	As of March 31, 2012, the value of Dr. Santomero’s account under the deferred compensation plan was $157,149.

Columbia Funds Deferred Compensation Plan

Each eligible Trustee may elect, on an annual basis, to defer receipt of all or a portion of compensation payable to him or her for service as Trustee for that calendar year pursuant to a deferred compensation plan (the Deferred Compensation Plan). Fees deferred by a Trustee are credited to a book reserve account (the Deferral Account) established by the Columbia Funds, the value of which is derived from the rate of return of one or more Columbia Funds selected by the Trustee (with accruals to the Deferral Account beginning at such time as a Trustee’s fund elections having been established, and fees for service having been paid into such account, and terminating at such time as when proceeds become payable to such Trustee under the Deferred Compensation Plan). Trustees may change their fund elections only in accordance with the provisions of the Deferred Compensation Plan.

Distributions from a Trustee’s Deferral Account will be paid by check, either in a lump sum or in annual installments. Payments made in annual installments are disbursed over a period of years, following such time as a Trustee may qualify to receive such payments. If a deferring Trustee dies prior to or after the commencement of the disbursement of amounts accrued in his/her Deferral Account, the balance of the account will be distributed to his/her designated beneficiary either in lump sum or in annual payments as established by such Trustee himself/herself, his/her beneficiary or his/her estate. Amounts payable under the Deferred Compensation Plan are not funded or secured in any way, and each deferring Trustee has the status of an unsecured creditor of the Columbia Fund(s) selected by such Trustee.

Beneficial Equity Ownership

As of the date of this SAI, the Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of each class of shares of each Fund. The tables below show, for each Trustee, the amount of Fund equity securities beneficially owned by the Trustee and the aggregate value of all investments in equity securities of the Columbia Funds Family overseen by the Trustees, including notional amounts through the Deferred Compensation Plan, stated as one of the following ranges: A = $0; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000. The tables do not include ownership of Columbia Funds overseen by other boards of trustees/directors.

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Independent Trustee Ownership for the Calendar Year Ended December 31, 2011

Fund	Kathleen Blatz	Edward J. Boudreau, Jr.	Pamela Carlton	William P. Carmichael	Patricia Flynn
CA Intermediate Municipal Bond Fund	A	A	A	A	A
Convertible Securities Fund	A	A	A	A	A
Corporate Bond Portfolio	A	A	A	A	A
GA Intermediate Municipal Bond Fund	A	A	A	A	A
International Value Fund	A	A	A	E	A
Large Cap Core Fund	A	C	A	A	A
Large Cap Enhanced Core Fund	A	B	A	A	A
Large Cap Index Fund	A	A	A	A	A
Large Cap Value Fund	A	B	A	A	A
LifeGoal® Balanced Growth Portfolio	A	A	A	A	A
LifeGoal® Growth Portfolio	A	A	A	A	A
LifeGoal® Income and Growth Portfolio	A	A	A	A	A
LifeGoal® Income Portfolio	A	A	A	A	A
Marsico 21st Century Fund	A	A	A	A	A
Marsico Focused Equities Fund	A	C	A	D	A
Marsico Global Fund	A	A	A	A	A
Marsico Growth Fund	A	A	A	C	A
Marsico International Opportunities Fund	A	A	A	A	A
MD Intermediate Municipal Bond Fund	A	A	A	A	A
Masters International Equity Portfolio	A	A	A	A	A
Mid Cap Index Fund	A	A	A	A	A
Mid Cap Value Fund	A	A	A	A	A
Mortgage- and Asset-Backed Portfolio	A	A	A	A	A
Multi-Advisor International Equity Fund	A	A	A	A	A
NC Intermediate Municipal Bond Fund	A	A	A	A	A
Overseas Value Fund	A	A	A	A	A
Short Term Bond Fund	A	C	A	A	A
Short Term Municipal Bond Fund	A	A	A	A	A
Small Cap Growth Fund II	A	A	A	A	A
Small Cap Index Fund	A	A	A	A	A
Small Cap Value Fund II	A	B	A	A	A
SC Intermediate Municipal Bond Fund	A	A	A	A	A
VA Intermediate Municipal Bond Fund	A	A	A	A	A
Aggregate Dollar Range of Equity Securities in all Funds in the Columbia Funds Family Overseen by the Trustee	E	E	E	E	E

Fund	William A. Hawkins	R.Glenn Hilliard	Stephen R. Lewis, Jr.	John F. Maher	John J. Nagorniak
CA Intermediate Municipal Bond Fund	A	A	A	A	A
Convertible Securities Fund	A	A	A	A	A
Corporate Bond Portfolio	A	A	A	A	A
GA Intermediate Municipal Bond Fund	A	A	A	A	A
International Value Fund	A	A	A	A	A
Large Cap Core Fund	A	A	A	A	A
Large Cap Enhanced Core Fund	A	A	A	A	A
Large Cap Index Fund	A	A	A	A	A
Large Cap Value Fund	A	A	A	A	A

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Fund	William A. Hawkins	R.Glenn Hilliard	Stephen R. Lewis, Jr.	John F. Maher	John J. Nagorniak
LifeGoal® Balanced Growth Portfolio	A	A	A	A	A
LifeGoal® Growth Portfolio	A	A	A	A	A
LifeGoal® Income and Growth Portfolio	A	A	A	A	A
LifeGoal® Income Portfolio	A	A	A	A	A
Marsico 21st Century Fund	A	A	A	A	A
Marsico Focused Equities Fund	A	A	A	A	A
Marsico Global Fund	A	A	A	A	A
Marsico Growth Fund	A	A	A	A	A
Marsico International Opportunities Fund	A	A	A	A	A
MD Intermediate Municipal Bond Fund	A	A	A	A	A
Masters International Equity Portfolio	A	A	A	A	A
Mid Cap Index Fund	A	A	A	A	A
Mid Cap Value Fund	A	A	A	A	A
Mortgage- and Asset-Backed Portfolio	A	A	A	A	A
Multi-Advisor International Equity Fund	A	A	A	A	A
NC Intermediate Municipal Bond Fund	A	A	A	A	A
Overseas Value Fund	A	A	A	A	A
Short Term Bond Fund	A	A	A	A	A
Short Term Municipal Bond Fund	A	A	A	A	A
Small Cap Growth Fund II	A	A	A	A	A
Small Cap Index Fund	A	A	A	A	A
Small Cap Value Fund II	A	A	A	A	A
SC Intermediate Municipal Bond Fund	A	A	A	A	A
VA Intermediate Municipal Bond Fund	A	A	A	A	A
Aggregate Dollar Range of Equity Securities in all Funds in the Columbia Funds Family Overseen by the Trustee	C	E	E	E	E

Fund	Catherine James Paglia	Leroy C. Richie	Minor M. Shaw	Allison Taunton- Rigby
CA Intermediate Municipal Bond Fund	A	A	A	A
Convertible Securities Fund	A	A	A	A
Corporate Bond Portfolio	A	A	A	A
GA Intermediate Municipal Bond Fund	A	A	A	A
International Value Fund	A	A	A	A
Large Cap Core Fund	A	A	A	A
Large Cap Enhanced Core Fund	A	A	A	A
Large Cap Index Fund	A	A	A	A
Large Cap Value Fund	A	A	A	A
LifeGoal® Balanced Growth Portfolio	A	A	A	A
LifeGoal® Growth Portfolio	A	A	A	A
LifeGoal® Income and Growth Portfolio	A	A	A	A
LifeGoal® Income Portfolio	A	A	A	A
Marsico 21st Century Fund	A	A	A	A
Marsico Focused Equities Fund	A	A	A	A
Marsico Global Fund	A	A	A	A
Marsico Growth Fund	A	A	A	A
Marsico International Opportunities Fund	A	A	A	A
MD Intermediate Municipal Bond Fund	A	A	A	A
Masters International Equity Portfolio	A	A	A	A

150

Fund	Catherine James Paglia	Leroy C. Richie	Minor M. Shaw	Allison Taunton- Rigby
Mid Cap Index Fund	A	A	A	A
Mid Cap Value Fund	A	A	A	A
Mortgage- and Asset-Backed Portfolio	A	A	A	A
Multi-Advisor International Equity Fund	A	A	A	A
NC Intermediate Municipal Bond Fund	A	A	A	A
Overseas Value Fund	A	A	A	A
Short Term Bond Fund	A	A	A	A
Short Term Municipal Bond Fund	A	A	A	A
Small Cap Growth Fund II	A	A	A	A
Small Cap Index Fund	A	A	A	A
Small Cap Value Fund II	A	A	A	A
SC Intermediate Municipal Bond Fund	A	A	A	A
VA Intermediate Municipal Bond Fund	A	A	A	A
Aggregate Dollar Range of Equity Securities in all Funds in the Columbia Funds Family Overseen by the Trustee	E	E	E	E

Interested Trustee Ownership for the Calendar Year Ended December 31, 2011

Fund	Anthony M. Santomero	William F. Truscott
CA Intermediate Municipal Bond Fund	A	A
Convertible Securities Fund	A	A
Corporate Bond Portfolio	A	A
GA Intermediate Municipal Bond Fund	A	A
International Value Fund	A	A
Large Cap Core Fund	A	A
Large Cap Enhanced Core Fund	A	A
Large Cap Index Fund	A	A
Large Cap Value Fund	A	A
LifeGoal® Balanced Growth Portfolio	A	A
LifeGoal® Growth Portfolio	A	A
LifeGoal® Income and Growth Portfolio	A	A
LifeGoal® Income Portfolio	A	A
Marsico 21st Century Fund	A	A
Marsico Focused Equities Fund	A	A
Marsico Global Fund	A	A
Marsico Growth Fund	A	A
Marsico International Opportunities Fund	A	A
MD Intermediate Municipal Bond Fund	A	A
Masters International Equity Portfolio	A	A
Mid Cap Index Fund	A	A
Mid Cap Value Fund	A	A
Mortgage- and Asset-Backed Portfolio	A	A
Multi-Advisor International Equity Fund	A	A
NC Intermediate Municipal Bond Fund	A	A
Overseas Value Fund	A	A
Short Term Bond Fund	A	A
Short Term Municipal Bond Fund	A	A
Small Cap Growth Fund II	A	A
Small Cap Index Fund	A	A

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Fund	Anthony M. Santomero	William F. Truscott
Small Cap Value Fund II	A	A
SC Intermediate Municipal Bond Fund	A	A
VA Intermediate Municipal Bond Fund	A	A
Aggregate Dollar Range of Equity Securities in all Funds in the Columbia Funds Family Overseen by the Trustee	E	E

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BROKERAGE ALLOCATION AND OTHER PRACTICES

General Brokerage Policy, Brokerage Transactions and Broker Selection

Subject to policies established by the Board, the Investment Manager (or the investment subadviser(s) who make the day-to-day investment decisions for a Fund, as applicable) is responsible for decisions to buy and sell securities for each Fund, for the selection of broker-dealers, for the execution of a Fund’s securities transactions and for the allocation of brokerage commissions in connection with such transactions. The Investment Manager’s primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. Purchases and sales of securities on a securities exchange are effected through brokers who charge negotiated commissions for their services. Orders may be directed to any broker to the extent and in the manner permitted by applicable law.

In the over-the-counter market, securities generally are traded on a “net” basis with dealers acting as principals for their own accounts without stated commissions, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are bought at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s “concession” or “discount.” On occasion, certain money market instruments may be bought directly from an issuer, in which case no commissions or discounts are paid.

In placing orders for portfolio securities of the Funds, the Investment Manager gives primary consideration to obtaining the best net prices and most favorable execution. This means that the Investment Manager will seek to execute each transaction at a price and commission, if any, which provides the most favorable total cost or proceeds reasonably attainable in the circumstances. In seeking such execution, the Investment Manager will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including, without limitation, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer, the reputation, reliability, experience and financial condition of the broker-dealer, the value and quality of the services rendered by the broker-dealer in this instance and other transactions and the reasonableness of the spread or commission, if any. Research services received from broker-dealers supplement the Investment Manager’s own research and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; Fund management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services to the Investment Manager and to the Board with respect to the performance, investment activities and fees and expenses of other mutual funds. Such information may be communicated electronically, orally or in written form. Research services also may include the arranging of meetings with management of companies and the provision of access to consultants who supply research information.

The outside research is useful to the Investment Manager since, in certain instances, the broker-dealers utilized by the Investment Manager may follow a different universe of securities issuers and other matters than those that the Investment Manager’s staff can follow. In addition, this research provides the Investment Manager with a different perspective on financial markets, even if the securities research obtained relates to issues followed by the Investment Manager. Research services that are provided to the Investment Manager by broker-dealers are available for the benefit of all accounts managed or advised by the Investment Manager. In some cases, the research services are available only from the broker-dealer providing such services. In other cases, the research services may be obtainable from alternative sources. The Investment Manager is of the opinion that because the broker-dealer research supplements rather than replaces the Investment Manager’s own research, the receipt of such research does not tend to decrease the Investment Manager’s expenses, but tends to improve the quality of its investment advice. However, to the extent that the Investment Manager would have bought any such research services had such services not been provided by broker-dealers, the expenses of such services to

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the Investment Manager could be considered to have been reduced accordingly. Certain research services furnished by broker-dealers may be useful to the clients of the Investment Manager other than the Funds. Conversely, any research services received by the Investment Manager through the placement of transactions of other clients may be of value to the Investment Manager in fulfilling its obligations to the Funds. The Investment Manager is of the opinion that this material is beneficial in supplementing its research and analysis; and, therefore, it may benefit the Trust by improving the quality of the Investment Manager’s investment advice. The advisory fees paid by the Trust are not reduced because the Investment Manager receives such services.

Under Section 28(e) of the 1934 Act, the Investment Manager shall not be “deemed to have acted unlawfully or to have breached its fiduciary duty” solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of Section 28(e), the Investment Manager must make a good faith determination that the commissions paid are “reasonable in relation to the value of the brokerage and research services provided by such member, broker, or dealer, viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion.” Accordingly, the price to a Funds in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by the Investment Manager’s clients, including the Funds.

Commission rates are established pursuant to negotiations with broker-dealers based on the quality and quantity of execution services provided by broker-dealers in light of generally prevailing rates. On exchanges on which commissions are negotiated, the cost of transactions may vary among different broker-dealers. Transactions on foreign stock exchanges involve payment of brokerage commissions that generally are fixed. Transactions in both foreign and domestic over-the-counter markets generally are principal transactions with dealers, and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Investment Manager, where possible, will deal directly with dealers who make a market in the securities involved, except in those circumstances in which better prices and execution are available elsewhere.

In certain instances there may be securities that are suitable for a Fund as well as for one or more of the other clients of the Investment Manager. Investment decisions for the Funds and for the Investment Manager’s other clients are made with the goal of achieving their respective investment objectives. A particular security may be bought or sold for only one client even though it may be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when a number of accounts receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are engaged simultaneously in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. In some cases, this policy could have a detrimental effect on the price or volume of the security in a particular transaction that may affect the Funds.

The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. A Fund will engage in this practice, however, only when the Investment Manager, in its sole discretion, believes such practice to be otherwise in such Fund’s interests.

The Trust will not execute portfolio transactions through, or buy or sell portfolio securities from or to, the Distributor, the Investment Manager, the Administrator or their affiliates acting as principal (including repurchase and reverse repurchase agreements), except to the extent permitted by applicable law, regulation or order. However, the Investment Manager is authorized to allocate buy and sell orders for portfolio securities to certain broker-dealers and financial institutions, including, in the case of agency transactions, broker-dealers and financial institutions that are affiliated with Ameriprise Financial. To the extent that a Fund executes any

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securities trades with an affiliate of Ameriprise Financial, such Fund does so in conformity with Rule 17e-1 under the 1940 Act and the procedures that such Fund has adopted pursuant to the rule. In this regard, for each transaction, the Board will determine that: (i) the transaction resulted in prices for and execution of securities transactions at least as favorable to the particular Fund as those likely to be derived from a non-affiliated qualified broker-dealer; (ii) the affiliated broker-dealer charged the Fund commission rates consistent with those charged by the affiliated broker-dealer in similar transactions to clients comparable to the Fund and that are not affiliated with the broker-dealer in question; and (iii) the fees, commissions or other remuneration paid by the Fund did not exceed 2% of the sales price of the securities if the sale was effected in connection with a secondary distribution, or 1% of the purchase or sale price of such securities if effected in other than a secondary distribution.

Certain affiliates of Ameriprise Financial may have deposit, loan or commercial banking relationships with the corporate users of facilities financed by industrial development revenue bonds or private activity bonds bought by certain of the Columbia Funds. Ameriprise Financial or certain of its affiliates may serve as trustee, custodian, tender agent, guarantor, placement agent, underwriter, or in some other capacity, with respect to certain issues of securities. Under certain circumstances, a Fund may buy securities from a member of an underwriting syndicate in which an affiliate of Ameriprise Financial is a member. The Trust has adopted procedures pursuant to Rule 10f-3 under the 1940 Act, and intends to comply with the requirements of Rule 10f-3, in connection with any purchases of municipal securities that may be subject to Rule 10f-3.

Given the breadth of the Investment Manager’s investment management activities, investment decisions for the Funds are not always made independently from those for other funds, or other investment companies and accounts advised or managed by the Investment Manager. When a purchase or sale of the same security is made at substantially the same time on behalf of one or more of the Columbia Funds and another investment portfolio, investment company or account, the transaction will be averaged as to price and available investments allocated as to amount in a manner which the Investment Manager believes to be equitable to the Funds and such other funds, investment portfolio, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Investment Manager may aggregate the securities to be sold or bought for the Funds with those to be sold or bought for other funds, investment portfolios, investment companies, or accounts in executing transactions.

See Investment Advisory and Other Services – Other Roles and Relationships of Ameriprise Financial and its Affiliates – Certain Conflicts of Interest for more information about these and other conflicts of interest.

Brokerage Commissions

The following tables describe the amounts of brokerage commissions paid by the Funds for the three most recently completed fiscal years. In certain instances, the Funds may pay brokerage commissions to broker-dealers that are affiliates of Ameriprise Financial. As indicated above, all such transactions involving the payment of brokerage commissions to affiliates are done in compliance with Rule 17e-1 under the 1940 Act.

Aggregate Brokerage Commissions Paid by the Funds

The following charts reflect the aggregate amount of brokerage commissions paid by the Funds for the three most recently completed fiscal years. Differences, year to year, in the amount of brokerage commissions paid by a Fund were primarily the result of increased market volatility as well as shareholder purchase and redemption activity in the Fund.

Fund	Fiscal Period Ended January 31, 2012	Fiscal Year Ended March 31, 2011	Fiscal Year Ended March 31, 2010	Fiscal Year Ended March 31, 2009
LifeGoal® Balanced Growth Portfolio	—	—	$8,650	—

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Fund	Fiscal Period Ended January 31, 2012	Fiscal Year Ended March 31, 2011	Fiscal Year Ended March 31, 2010	Fiscal Year Ended March 31, 2009
LifeGoal® Growth Portfolio	—	—	$5,730	—
LifeGoal® Income and Growth Portfolio	—	—	$2,180	—
LifeGoal® Income Portfolio	—	—	—	—
Masters International Equity Portfolio	—	—	—	—

Fund	Fiscal Year Ended February 29, 2012	Fiscal Year Ended February 28, 2011		Fiscal Year Ended February 28, 2010
Convertible Securities Fund	$68,442	$165,457		$78,360
International Value Fund*	$701,889	$451,675		$962,909
Large Cap Core Fund	$4,010,902	$3,227,444		$3,517,838
Large Cap Enhanced Core Fund	$80,466	$109,841		$252,593
Large Cap Index Fund	$51,814	$48,278		$79,256
Large Cap Value Fund	$2,286,265	$2,760,468		$3,143,773
Marsico 21st Century Fund	$9,239,773	$8,933,015		$14,472,692
Marsico Focused Equities Fund	$2,807,946	$3,614,513		$6,633,291
Marsico Global Fund	$23,863	$21,913		$19,741
Marsico Growth Fund	$2,787,085	$3,460,709		$8,957,276
Marsico International Opportunities Fund	$1,858,519	$3,247,287		$4,199,116
Mid Cap Index Fund	$85,741	$75,934		$126,059
Mid Cap Value Fund	$4,535,398	$4,921,092		$6,634,701
Multi-Advisor International Equity Fund	—	$3,260,492	**	$2,712,557	***
Overseas Value Fund	$96,027	$11,380		$16,847
Small Cap Growth Fund II	$908,529	$1,377,820		$1,469,836
Small Cap Index Fund	$81,083	$57,743		$123,678
Small Cap Value Fund II	$2,738,707	$3,345,547		$4,607,371

*	Because a Feeder Fund’s brokerage commissions are paid at the Master Portfolio level, amounts shown are for the Fund’s Master Portfolio.
**	This amount includes $1,088,448 in commissions paid by the portion of the Fund that is subadvised by Marsico.
***	This amount includes $220,976 in commissions paid by the portion of the Fund that was subadvised by Causeway Capital Management LLC, formerly a subadviser to the Fund (Causeway), and $2,491,581 in commissions paid by the portion of the Fund that is subadvised by Marsico.

Fund	Fiscal Year Ended March 31, 2012	Fiscal Year Ended March 31, 2011	Fiscal Year Ended March 31, 2010
Short Term Bond Fund	$22,101	$58,926	$34,869

Fund	Fiscal Period Ended April 30, 2012*	Fiscal Year Ended March 31, 2012	Fiscal Year Ended March 31, 2011	Fiscal Year Ended March 31, 2010
CA Intermediate Municipal Bond Fund	—	—	$4	—
Corporate Bond Portfolio	$5	$426	—	$961
GA Intermediate Municipal Bond Fund	—	—	—	—
MD Intermediate Municipal Bond Fund	—	—	—	—
Mortgage- and Asset- Backed Portfolio	$14	$1,243	—	—

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Fund	Fiscal Period Ended April 30, 2012*	Fiscal Year Ended March 31, 2012	Fiscal Year Ended March 31, 2011	Fiscal Year Ended March 31, 2010
NC Intermediate Municipal Bond Fund	—	—	—	—
Short Term Municipal Bond Fund			—	—
SC Intermediate Municipal Bond Fund	—	—	—	—
VA Intermediate Municipal Bond Fund	—	—	—	—

*	For the period from April 1, 2012 to April 30, 2012. During the period, the fiscal year end of each Fund was changed from March 31 to April 30.

Brokerage Commissions Paid by the Funds to Certain Broker-Dealers

As applicable, the Funds paid brokerage commissions to certain broker-dealers, including Merrill Lynch, Pierce, Fenner & Smith Incorporated (MLPF&S) and Citigroup, Inc. and/or Citibank, N.A. (Citi) for the three most recently completed fiscal years, as indicated in the following table:

		Aggregate Brokerage Commissions Paid
Fund	Broker-Dealer*	Fiscal Year Ended February 29, 2012	Fiscal Year Ended February 28, 2011	Fiscal Year Ended February 28, 2010
International Value Fund	MLPF&S	$59,801	$4,024	$12,546
	Citi	$67,341	—	—
Marsico 21st Century Fund	MLPF&S	$123,189	$619,407	$413,221
Marsico Focused Equities Fund	MLPF&S	$96,087	$244,413	$70,447
Marsico Global Fund	MLPF&S	$204	$1,210	$839
Marsico Growth Fund	MLPF&S	$65,319	$402,632	$148,003
Marsico International Opportunities Fund	MLPF&S	$48,897	$263,559	$184,099
Mid Cap Value Fund	MLPF&S	—	$12,777	—
Multi-Advisor International Equity Fund
Causeway**	MLPF&S	N/A	N/A	$33,848
Marsico	MLPF&S	$30,259	$151,288	$106,469
Overseas Value Fund	MLPF&S	$139	—	—

Fund	Broker-Dealer*	Percentage of the Fund’s Aggregate Brokerage Commissions Paid to the Certain Broker-Dealers During the Most Recent Fiscal Year	Percentage of the Fund’s Aggregate Dollar Amount of Transactions Involving the Payment of Commissions Effected Through the Broker-Dealer During the Most Recent Fiscal Year
International Value Fund	MLPF&S	8.52%	4.75%
	Citi	9.59%	16.16%
Marsico 21st Century Fund	MLPF&S	1.33%	2.24%
Marsico Focused Equities Fund	MLPF&S	3.42%	3.23%
Marsico Global Fund	MLPF&S	0.86%	1.43%
Marsico Growth Fund	MLPF&S	2.34%	2.15%
Marsico International Opportunities Fund	MLPF&S	2.63%	1.71%
Multi-Advisor International Equity Fund Marsico	MLPF&S	2.78%	1.77%
Overseas Value Fund	MLPF&S	0.14%	0.03%

*

Prior to May 1, 2010, MLPF&S (as of January 1, 2009) and other broker-dealers affiliated with BANA were affiliated broker-dealers of the Fund by virtue of being under common control with the Previous Adviser.

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The affiliation created by this relationship ended on May 1, 2010, when the investment advisory agreement with the Previous Adviser was terminated and the Fund entered into a new investment management services agreement with the Investment Manager. However, BANA, on behalf of its fiduciary accounts, continues to have investments in certain of the Columbia Funds. The amounts shown include any brokerage commissions paid to MLPF&S after May 1, 2010.
**	Causeway served as co-investment subadviser to approximately half of the assets of Multi-Advisor International Equity Fund until July 8, 2009. At that time, the Previous Adviser assumed primary responsibility for making the day-to-day investment decisions for the portion of Multi-Advisor International Equity Fund previously subadvised by Causeway.

Directed Brokerage

The Funds or the Investment Manager, through an agreement or understanding with a broker-dealer, or otherwise through an internal allocation procedure, may direct, subject to applicable legal requirements, the Funds’ brokerage transactions to a broker-dealer because of the research services it provides the Funds or the Investment Manager.

During each Fund’s most recent applicable fiscal year (or period), the Funds directed certain brokerage transactions and paid related commissions in the amounts as follows:

Fund	Amount of Transactions	Related Commissions
For Funds with fiscal period ended January 31, 2012
LifeGoal® Balanced Growth Portfolio	—	—
LifeGoal® Growth Portfolio	—	—
LifeGoal® Income and Growth Portfolio	—	—
LifeGoal® Income Portfolio	—	—
Masters International Equity Portfolio	—	—

For Funds with fiscal year ended February 29, 2012
Convertible Securities Fund	$248,415	$240
International Value Fund	—	—
Large Cap Core Fund	$1,832,077,631	$1,492,999
Large Cap Enhanced Core Fund	$2,922,551	$1,937
Large Cap Index Fund	$650,215	$488
Large Cap Value Fund	$1,949,526,420	$1,634,688
Marsico 21st Century Fund	$1,000,980,216	$1,001,894
Marsico Focused Equities Fund	$749,167,510	$531,952
Marsico Global Fund	$2,743,799	$3,377
Marsico Growth Fund	$619,363,584	$705,047
Marsico International Opportunities Fund	$554,359,434	$790,447
Mid Cap Index Fund	—	—
Mid Cap Value Fund	$2,059,637,447	$1,973,335
Multi-Advisor International Equity Fund	$316,980,782	$457,027
Overseas Value Fund	$4,975,581	$3,463
Small Cap Growth Fund II	$217,540,688	$217,479
Small Cap Index Fund	—	—
Small Cap Value Fund II	$561,338,963	$871,914

For the Fund with fiscal year ended March 31, 2012
Short Term Bond Fund	—	—

158

Fund	Amount of Transactions	Related Commissions
For Funds with fiscal year ended April 30, 2012
CA Intermediate Municipal Bond Fund	—	—
Corporate Bond Portfolio	—	—
GA Intermediate Municipal Bond Fund	—	—
MD Intermediate Municipal Bond Fund	—	—
Mortgage- and Asset- Backed Portfolio	—	—
NC Intermediate Municipal Bond Fund	—	—
Short Term Municipal Bond Fund	—	—
SC Intermediate Municipal Bond Fund	—	—
VA Intermediate Municipal Bond Fund	—	—

Securities of Regular Broker-Dealers

In certain cases, the Funds, as part of their principal investment strategies, or otherwise as a permissible investment, will invest in the common stock or debt obligations of the regular broker-dealers that the Investment Manager uses to transact brokerage for the Funds.

As of each Fund’s most recent applicable fiscal year (or period) end, the Funds owned securities of their “regular brokers or dealers” or their parents, as defined in Rule 10b-1 under the 1940 Act, as shown in the table below:

Investments in Securities of Regular Broker-Dealers

Fund	Broker-Dealer	Dollar Amount of Securities Held
For Funds with fiscal period ended January 31, 2012
LifeGoal® Balanced Growth Portfolio	None	$0
LifeGoal® Growth Portfolio	None	$0
LifeGoal® Income and Growth Portfolio	None	$0
LifeGoal® Income Portfolio	None	$0
Masters International Equity Portfolio	None	$0

For Funds with fiscal year ended February 29, 2012
Convertible Securities Fund	Citigroup, Inc.	$10,938,395
	Knight Capital Group, Inc.	$6,063,435
	Affiliated Managers Group, Inc.	$4,175,275
International Value Fund	None	$0
Large Cap Core Fund	Goldman Sachs & Co.	$13,671,493
	Citigroup, Inc.	$15,371,049
	PNC Financial Services Group, Inc.	$20,563,862
Large Cap Enhanced Core Fund	Franklin Resources, Inc.	$2,516,952
	JPMorgan Chase & Co.	$6,215,616
	Citigroup, Inc.	$2,213,281
Large Cap Index Fund	Ameriprise Financial, Inc.	$3,642,132
	Charles Schwab	$4,325,577
	Citigroup, Inc.	$28,123,946
	E*TRADE Financial Corp.	$705,850
	Franklin Resources, Inc.	$4,953,856
	Goldman Sachs & Co.	$16,364,618
	JPMorgan Chase & Co.	$43,045,024
	Legg Mason, Inc.	$983,657
	Morgan Stanley & Co., Inc.	$7,943,463
	PNC Financial Services Group, Inc.	$9,040,195

159

Fund	Broker-Dealer	Dollar Amount of Securities Held
Large Cap Value Fund	Citigroup, Inc.	$8,201,685
	Goldman Sachs & Co.	$27,979,020
	JPMorgan Chase & Co.	$55,102,495
	Morgan Stanley & Co., Inc.	$11,740,548
Marsico 21st Century Fund	PNC Financial Services Group, Inc.	$50,585,155
Marsico Focused Equities Fund	None	$0
Marsico Global Fund	Citigroup, Inc.	$129,915
Marsico Growth Fund	None	$0
Marsico International Opportunities Fund	Citigroup, Inc.	$9,169,098
Mid Cap Index Fund	Affiliated Managers Group, Inc.	$14,123,273
	Eaton Vance Corp.	$8,245,710
	Jefferies Group, Inc.	$6,076,382
	Raymond James Financial, Inc.	$9,675,287
Mid Cap Value Fund	Raymond James Financial, Inc.	$45,314,276
	TD Ameritrade Holding Corp.	$48,305,824
Multi-Advisor International Equity Fund	Citigroup, Inc.	$5,578,301
Overseas Value Fund	None	$0
Small Cap Growth Fund II	None	$0
Small Cap Value Fund II	None	$0
Small Cap Index Fund	Investment Technology Group, Inc.	$2,112,504
	Stifel Financial Corp.	$9,257,188
	Piper Jaffray & Co.	$1,755,823

For the Fund with fiscal year ended March 31, 2012
Short Term Bond Fund	Bear Sterns Asset-Backed Securities Trust	$152,021
	Bear Sterns Commercial Mortgage Securities	$24,122,256
	Citigroup, Inc.	$19,628,193
	Citigroup Commercial Mortgage Trust	$11,197,643
	Citigroup Mortgage Loan Trust, Inc.	$261,907
	Credit Suisse Mortgage Capital Certificates	$15,015,350
	Credit Suisse First Boston Mortgage Securities Corp.	$40,939,858
	Goldman Sachs Group	$12,938,687
	JPMorgan Chase & Co.	$21,323,423
	JPMorgan Chase Commercial Mortgage Securities	$34,896,536
	Merrill Lynch & Co., Inc.	$17,943,850
	Morgan Stanley	$16,166,832
	Morgan Stanley ABS Capital I	$1,167,216

For Funds with fiscal year ended April 30, 2012*

		Dollar Amount of Securities Held
		Fiscal year ended March 31, 2012	Fiscal year ended April 30, 2012
CA Intermediate Municipal Bond Fund	None	$0	$0
Corporate Bond Portfolio	Eaton Vance Corp.	$125,234	$125,787
	Citigroup, Inc.	$207,704	$179,599
	Citigroup Capital XIII	$130,832	$128,090
	JPMorgan Chase & Co.	$49,298	$49,304
	JPMorgan Chase Capital XXII	$252,000	$252,000
	JPMorgan Chase Capital XX	$291,450	$291,087
	JPMorgan Chase Capital XXIII	$111,268	$111,003

160

Fund	Broker-Dealer	Dollar Amount of Securities Held
		Fiscal year ended March 31, 2012	Fiscal year ended April 30, 2012
	PNC Financial Services Group, Inc.	$94,889	$94,335
	Merrill Lynch & Co., Inc.	$144,592	$144,300
GA Intermediate Municipal Bond Fund	None	$0	$0
MD Intermediate Municipal Bond Fund	None	$0	$0
Mortgage- and Asset-Backed Portfolio	Bear Stearns Commercial Mortgage Securities	$2,465,253	$2,474,714
	Citigroup/Deutsche Bank Commercial Mortgage Trust	$686,321	$695,156
	Credit Suisse Mortgage Capital Certificates	$819,439	$823,015
	JPMorgan Chase Commercial Mortgage Securities	$2,354,675	$2,357,656
	LB-UBS Commercial Mortgage Trust	$1,051,100	$1,051,570
	Morgan Stanley Capital I	$1,246,027	$1,244,255
	Morgan Stanley Mortgage Loan Trust	$0	$68,705
NC Intermediate Municipal Bond Fund	None	$0	$0
Short Term Municipal Bond Fund	None	$0	$0
SC Intermediate Municipal Bond Fund	None	$0	$0
VA Intermediate Municipal Bond Fund	None	$0	$0

*	During the period from April 1, 2012 to April 30, 2012, the fiscal year end of each Fund was changed from March 31 to April 30.

Additional Shareholder Servicing Payments

The Funds, along with the Transfer Agent, the Distributor and the Investment Manager, may pay significant amounts to Selling Agents, including other Ameriprise Financial affiliates, for providing the types of services that would typically be provided directly by a mutual fund’s transfer agent. The level of payments made to Selling Agents may vary. A number of factors may be considered in determining payments to a Selling Agents, including, without limitation, the nature of the services provided to shareholders or retirement plan participants that invest in the Funds through retirement plans. These services may include sub-accounting, sub-transfer agency or similar recordkeeping services, shareholder or participant reporting, shareholder or participant transaction processing, and/or the provision of call center support (additional shareholder services). These payments for shareholder servicing support with respect to the Columbia Funds vary by Selling Agent but generally are not expected, with certain limited exceptions, to exceed 0.40% of the average aggregate value of each Fund’s shares on an annual basis. The Board has authorized each Fund to pay up to 0.20% of the average aggregate value of each Fund’s shares. Such payments will be made by a Fund to the Transfer Agent who will in turn make payments to the Selling Agent for the provision of such additional shareholder services. The Funds’ Transfer Agent, Distributor or their affiliates will pay, from its or their own resources, amounts in excess of the amount paid by the Funds to Selling Agents in connection with the provision of these additional shareholder services and other services.

The Funds also may make additional payments to Selling Agents that charge networking fees for certain services provided in connection with the maintenance of shareholder accounts through the NSCC.

In addition, the Distributor and other Ameriprise Financial affiliates may make lump sum payments to selected Selling Agents receiving shareholder servicing payments in reimbursement of printing costs for literature for participants, account maintenance fees or fees for establishment of the Funds on the Selling Agent’s system or other similar services.

161

As of April 2012, the Distributor and/or other Ameriprise Financial affiliates had agreed to make shareholder servicing payments with respect to the Columbia Funds to the Selling Agents or their affiliates shown below.

Recipients of Shareholder Servicing Payments with Respect to the Funds from the Distributor and/or other Ameriprise Financial Affiliates

•	ADP Broker-Dealer, Inc.
•	American Century Investment Management, Inc.
•	American United Life Insurance Co.
•	Ameriprise Financial Services, Inc.*
•	Ascensus, Inc.
•	AXA Advisors
•	Bank of America, N.A.
•	Benefit Plan Administrators
•	Benefit Trust
•	Charles Schwab & Co., Inc.
•	Charles Schwab Trust Co.
•	Davenport & Company
•	City National Bank
•	CPI Qualified Plan Consultants, Inc.
•	Daily Access Concepts, Inc.
•	Digital Retirement Solutions
•	Edward D. Jones & Co., LP
•	ExpertPlan
•	Fidelity Investments Institutional Operations Co.
•	First National Bank of Omaha
•	Guardian Life and Annuity Company Inc.
•	Genworth Life and Annuity Insurance Company
•	GWFS Equities, Inc.
•	Hartford Life Insurance Company
•	Hartford Securities Distribution
•	Hewitt Associates LLC
•	ICMA Retirement Corporation
•	ING Life Insurance and Annuity Company
•	ING Institutional Plan Services, LLP
•	Janney Montgomery Scott, Inc.
•	JJB Hilliard Lyons
•	John Hancock Life Insurance Company (USA)
•	John Hancock Life Insurance Company of New York
•	JP Morgan Retirement Plan Services LLC
•	Lincoln Retirement Services
•	LPL Financial Corporation
•	Marshall & Illsley Trust Company
•	Massachusetts Mutual Life Insurance Company
•	Matrix Settlement & Clearance Services
•	Mercer HR Services, LLC
•	Merrill Lynch Life Insurance Company
•	Merrill Lynch, Pierce, Fenner & Smith Incorporated
•	Mid Atlantic Capital Corporation
•	Minnesota Life Insurance Co.
•	Morgan Stanley Smith Barney
•	Morgan Keegan & Company
•	National Financial Services
•	Newport Retirement Services, Inc.
•	New York State Deferred Compensation Plan
•	NYLife Distributors LLC
•	Plan Administrators, Inc.
•	PNC Bank
•	Principal Life Insurance Company of America
•	Prudential Insurance Company of America
•	Prudential Retirement Insurance & Annuity Company
•	Pershing LLC
•	Raymond James & Associates
•	RBC Dain Rauscher
•	Reliance Trust
•	Robert W. Baird & Co., Inc.
•	Scott & String Fellow, LLC
•	Standard Insurance Company
•	Stifel Nicolaus & Co.
•	TD Ameritrade Clearing, Inc.
•	TD Ameritrade Trust Company
•	The Retirement Plan Company
•	Teachers Insurance and Annuity Association of America
•	Transamerica Life Insurance Company
•	T. Rowe Price Group, Inc.
•	UBS Financial Services, Inc.
•	Unified Trust Company, N.A.
•	Upromise Investments, Inc.
•	USAA Investment Management Co
•	Vanguard Group, Inc.
•	VALIC Retirement Services Company
•	Wells Fargo Bank, N.A.
•	Wells Fargo Funds Management, LLC
•	Wilmington Trust Company
•	Wilmington Trust Retirement & Institutional Services Company

*	Ameriprise Financial affiliate

162

The Distributor and/or other Ameriprise Financial affiliates may enter into similar arrangements with other Selling Agents from time to time. Therefore, the preceding list is subject to change at any time without notice.

Additional Selling Agent Payments

Selling Agents may receive different commissions, sales charge reallowances and other payments with respect to sales of different classes of shares of the Funds.

The Distributor and other Ameriprise Financial affiliates may pay additional compensation to selected Selling Agents, including other Ameriprise Financial affiliates, under the categories described below. These categories are not mutually exclusive, and a single Selling Agent may receive payments under all categories. A Selling Agent also may receive payments described above in Brokerage Allocation and Other Practices – Additional Shareholder Servicing Payments.

These payments may create an incentive for a Selling Agent or its representatives to recommend or offer shares of a Fund to its customers. The amount of payments made to Selling Agents may vary. In determining the amount of payments to be made, the Distributor and other Ameriprise Financial affiliates may consider a number of factors, including, without limitation, asset mix and length of relationship with the Selling Agent, the size of the customer/shareholder base of the Selling Agent, the manner in which customers of the Selling agent make investments in the Funds, the nature and scope of marketing support or services provided by the Selling Agent (as described more fully below) and the costs incurred by the Selling Agent in connection with maintaining the infrastructure necessary or desirable to support investments in the Funds.

These additional payments by the Distributor and other Ameriprise Financial affiliates are made pursuant to agreements between the Distributor and other Ameriprise Financial affiliates and Selling Agents, and do not change the price paid by investors for the purchase of a share, the amount a Fund will receive as proceeds from such sales or the distribution fees and expenses paid by the Fund as shown under the heading Fees and Expenses of the Fund in the Fund’s prospectuses.

Marketing Support Payments

The Distributor, the Investment Manager and their affiliates may make payments, from their own resources, to certain Selling Agents, including other Ameriprise Financial affiliates, for marketing/sales support services relating to the Columbia Funds, including, but not limited to, business planning assistance, educating Selling Agent personnel about the Funds and shareholder financial planning needs, placement on the Selling Agent’s preferred or recommended fund list or otherwise identifying the Funds as being part of a complex to be accorded a higher degree of marketing support than complexes not making such payments, access to sales meetings, sales representatives and management representatives of the Selling Agent, client servicing and systems infrastructure support. These payments are generally based upon one or more of the following factors: average net assets of the Columbia Funds distributed by the Distributor attributable to that Selling Agent, gross sales of the Columbia Funds distributed by the Distributor attributable to that Selling Agent, reimbursement of ticket charges (fees that a Selling Agent firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment.

While the financial arrangements may vary for each Selling Agent, the marketing support payments to each Selling Agent generally are expected to be between 0.05% and 0.50% on an annual basis for payments based on average net assets of the Columbia Funds attributable to the Selling Agent, and between 0.05% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Columbia Funds attributable to the Selling Agent. The Distributor, the Investment Manager and other Ameriprise Financial affiliates may make payments in materially larger amounts or on a basis materially different from those described above when dealing with certain Selling Agents. Such increased payments to a Selling Agent may enable the Selling Agent to offset credits that they may provide to their customers.

163

As of April 2012, the Distributor and/or the Investment Manager or their affiliates had agreed to make marketing support payments with respect to the Columbia Funds to the Selling Agents or their affiliates shown below.

Recipients of Marketing Support Payments with respect to the Columbia Funds from the Distributor and/or other Ameriprise Financial affiliates

•	AIG SunAmerica Life Assurance Company
•	Allianz Life Insurance Company
•	American United Life Insurance Company
•	Ameriprise Financial Services, Inc.*
•	Farm Bureau Life Insurance Company
•	First Great West Life & Annuity Insurance Company
•	Genworth Financial, Inc.
•	GWFS Equities, Inc.
•	Great West Life and Annuity Insurance Co.
•	Guardian Insurance & Annuity Company
•	Hartford Life Insurance Company
•	ING Insurance Company of America
•	Jefferson National Life Insurance Company
•	Liberty Life Insurance Company of Boston
•	Merrill Lynch Life Insurance Company
•	ML Life Insurance Company of New York
•	Monumental Life Insurance Company
•	National Integrity Life Insurance Company
•	New York Life Insurance Company
•	PHL Variable Insurance Company
•	RiverSource Life Insurance Company*
•	RiverSource Life Insurance Company of New York*
•	Security Benefit Life Insurance Company
•	Sun Life Assurance Company of Canada
•	Symetra Life Insurance Company
•	Teachers Insurance and Annuity Association of America
•	Transamerica Financial Life Insurance Company
•	Union Central Life Insurance Company

*	Ameriprise Financial affiliate

The Distributor, the Investment Manager and their affiliates may enter into similar arrangements with other Selling Agents from time to time. Therefore, the preceding list is subject to change at any time without notice.

Other Payments

From time to time, the Distributor, from its own resources, may provide additional compensation to certain Selling Agents that sell or arrange for the sale of shares of the Funds to the extent not prohibited by laws or the rules of any self-regulatory agency, such as the Financial Industry Regulatory Authority (FINRA). Such compensation provided by the Distributor may include financial assistance to Selling Agents that enable the Distributor to participate in and/or present at Selling Agent-sponsored conferences or seminars, sales or training programs for invited registered representatives and other Selling Agent employees, Selling Agent entertainment and other Selling Agent-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, retention and due diligence trips. The Distributor makes payments for entertainment events it deems appropriate, subject to the Distributor’s internal guidelines and applicable law. These payments may vary depending upon the nature of the event.

Your Selling Agent may charge you fees or commissions in addition to those disclosed in this SAI. You should consult with your Selling Agent and review carefully any disclosure your Selling Agent provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a Selling Agent and its financial consultants may have a financial incentive for recommending a particular fund or a particular share class over other funds or share classes. See Investment Advisory and Other Services – Other Roles and Relationships of Ameriprise Financial and its Affiliates – Certain Conflicts of Interest for more information.

164

Performance Disclosure

Effective beginning with performance reporting for the December 31, 2011 year end, in presenting performance information for newer share classes, if any, of a Fund, the Fund typically includes, for periods prior to the offering of such share classes, the performance of the Fund’s oldest share class (except as otherwise disclosed), adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable, based on the expense ratios of those share classes for the Fund’s most recently completed fiscal year for which data was available at December 31, 2011 or, for funds and classes first offered after January 1, 2011, the expected expense differential at the time the newer share class is first offered. Actual expense differentials across classes will vary over time. The performance of the Fund’s newer share classes would have been substantially similar to the performance of the Fund’s oldest share class because all share classes of a Fund are invested in the same portfolio of securities, and would have differed only to the extent that the classes do not have the same sales charges and/or expenses (although differences in expenses between share classes may change over time).

Prior to December 31, 2011, in presenting performance information for a newer share class of a Fund, the Fund would typically include, for periods prior to the offering of such newer share class, the performance of an older share class, the class-related operating expense structure of which was most similar to that of the newer share class, and for periods prior to the initial offering of such older share class, would include the performance of successively older share classes with successively less similar expense structures. Such performance information was not restated to reflect any differences in expenses between share classes and if such differences had been reflected, the performance shown might have been lower. Because, prior to December 31, 2011, the Funds used a different methodology for presenting performance information for a newer share class, such performance information published before December 31, 2011 may differ from corresponding performance information published after December 31, 2011.

165

CAPITAL STOCK AND OTHER SECURITIES

Description of the Trust’s Shares

The Funds offer shares in the classes shown in the table below. Subject to certain limited exceptions discussed in each Fund’s prospectuses, a Fund may no longer be accepting new investments from current shareholders or prospective investors. Class B shares of the Funds are closed to new investments, except for certain limited transactions from existing investors in Class B shares. Additional Class B shares of the Funds will be issued only in connection with (i) reinvestment of dividends and/or capital gain distributions in Class B shares of each Fund by the Fund’s existing Class B shareholders and (ii) exchanges by shareholders invested in Class B shares of a Columbia Fund may exchange those shares for Class B shares of a Fund. The Funds, however, may at any time and without notice, offer any of these classes to the general public for investment.

The Trust’s Second Amended and Restated Declaration of Trust (the “Declaration of Trust”) permits it to issue an unlimited number of full and fractional shares of beneficial interest of each Fund, without par value, and to divide or combine the shares of any series into a greater or lesser number of shares of that Fund without thereby changing the proportionate beneficial interests in that Fund and to divide such shares into classes. Each share of a class of a Fund represents an equal proportional interest in that Fund with each other share in the same class and is entitled to such distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the Board. However, different share classes of a Fund pay different distribution amounts because each share class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

Share Classes Offered by the Funds

Fund	Class A Shares	Class B Shares[1]	Class C Shares	Class I Shares	Class R Shares	Class R4 Shares	Class T Shares	Class W Shares	Class Y Shares	Class Z Shares	Shares
CA Intermediate Municipal Bond Fund	✓	✓	✓							✓
Convertible Securities Fund	✓	✓	✓	✓	✓			✓		✓
Corporate Bond Portfolio											✓
GA Intermediate Municipal Bond Fund	✓	✓	✓							✓
International Value Fund	✓	✓	✓	✓	✓					✓
Large Cap Core Fund	✓	✓	✓	✓				✓		✓
Large Cap Enhanced Core Fund	✓			✓	✓				✓	✓
Large Cap Index Fund	✓	✓		✓						✓
Large Cap Value Fund	✓	✓	✓	✓	✓			✓	✓	✓
LifeGoal® Balanced Growth Portfolio	✓	✓	✓		✓		✓			✓
LifeGoal® Growth Portfolio	✓	✓	✓		✓	✓				✓
LifeGoal® Income and Growth Portfolio	✓	✓	✓		✓					✓
LifeGoal® Income Portfolio	✓	✓	✓							✓
Marsico 21st Century Fund	✓	✓	✓		✓					✓
Marsico Focused Equities Fund	✓	✓	✓	✓						✓
Marsico Global Fund	✓		✓		✓					✓
Marsico Growth Fund	✓	✓	✓	✓	✓			✓		✓
Marsico International Opportunities Fund	✓	✓	✓	✓	✓					✓
MD Intermediate Municipal Bond Fund	✓	✓	✓							✓
Masters International Equity Portfolio	✓	✓	✓		✓					✓
Mid Cap Index Fund	✓			✓						✓
Mid Cap Value Fund	✓	✓	✓	✓	✓	✓		✓	✓	✓

166

Fund	Class A Shares		Class B Shares[1]	Class C Shares		Class I Shares	Class R Shares		Class R4 Shares	Class T Shares	Class W Shares	Class Y Shares	Class Z Shares	Shares
Mortgage- and Asset- Backed Portfolio														✓
Multi-Advisor International Equity Fund	✓		✓	✓		✓	✓		✓		✓	✓	✓
NC Intermediate Municipal Bond Fund	✓		✓	✓									✓
Overseas Value Fund	✓	[2]		✓	[2]	✓	✓	[2]			✓		✓
Short Term Bond Fund	✓		✓	✓		✓	✓		✓		✓	✓	✓
Short Term Municipal Bond Fund	✓		✓	✓									✓
Small Cap Growth Fund II	✓		✓	✓		✓							✓
Small Cap Index Fund	✓		✓			✓			✓				✓
Small Cap Value Fund II	✓		✓	✓		✓	✓						✓
SC Intermediate Municipal Bond Fund	✓		✓	✓									✓
VA Intermediate Municipal Bond Fund	✓		✓	✓									✓

[1]

Class B shares of the Funds are closed to new investments, except for certain limited transactions from existing investors in Class B shares. Additional Class B shares of the Funds will be issued only in connection with (i) reinvestment of dividends and/or capital gain distributions in Class B shares of each Fund by the Fund’s existing Class B shareholders and (ii) exchanges by shareholders invested in Class B shares of a Columbia Fund may exchange those shares for Class B shares of a Fund. See the prospectuses for Class B shares of the Funds for details.

[2]	Share class has not yet commenced operations as of the date of this SAI.

Restrictions on Holding or Disposing of Shares

There are no restrictions on the right of shareholders to retain or dispose of the Funds’ shares, other than the possible future termination of the Funds. The Funds may be terminated by reorganization into another mutual fund or by liquidation and distribution of their assets. Unless terminated by reorganization or liquidation, the Funds will continue indefinitely.

Shareholder Liability

The Trust is organized under Delaware law, which provides that shareholders of a statutory trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. Effectively, this means that a shareholder of the Funds will not be personally liable for payment of the Funds’ debts except by reason of his or her own conduct or acts. In addition, a shareholder could incur a financial loss on account of the Funds’ obligation only if the Funds had no remaining assets with which to meet such obligation. We believe that the possibility of such a situation arising is extremely remote.

Dividend Rights

The shareholders of a Fund are entitled to receive any dividends or other distributions declared for the Fund. No shares have priority or preference over any other shares of the Funds with respect to distributions. Distributions will be made from the assets of the Funds, and will be paid pro rata to all shareholders of each Fund (or class) according to the number of shares of each Fund (or class) held by shareholders on the record date. The amount of income dividends per share may vary between separate share classes of the Funds based upon differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.

Voting Rights and Shareholder Meetings

The Trust is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. Previously, the Trust had voluntarily undertaken to adhere to certain governance measures contemplated by a 2005 SEC settlement order (the “2005 Settlement Order”) with respect to the Previous

167

Adviser in 2005. Over the past several years, the SEC has adopted many rules under the 1940 Act and the Investment Advisers Act of 1940 to strengthen fund governance and compliance oversight of funds and their investment advisers. Accordingly, although the Trust may continue to follow certain governance practices noted in the 2005 Settlement Order, it will do so as the Board deems appropriate and not pursuant to any voluntary undertakings. In this regard, the Board has determined that it is unnecessary to commit to holding a meeting of shareholders to elect trustees at least every five years. Instead, the Board will convene meetings of shareholders to elect trustees as required by the 1940 Act or as deemed appropriate by the Board. Each whole share (or fractional share) outstanding on the record date established in accordance with the Declaration of Trust shall be entitled to a number of votes on any matter on which it is entitled to vote equal to the net asset value of the share (or fractional share) in U.S. dollars determined at the close of business on the record date (for example, a share having a net asset value of $10.50 would be entitled to 10.5 votes).

Shareholders have the power to vote only as expressly granted under the 1940 Act or under Delaware statutory trust law. Shareholders have no independent right to vote on any matter, including the creation, operation, dissolution or termination of the Trust. Shareholders have the right to vote on other matters only as the Board authorizes. Currently, the 1940 Act requires that shareholders have the right to vote, under certain circumstances, to: (i) elect Trustees; (ii) approve investment advisory agreements and principal underwriting agreements; (iii) approve a change in subclassification of a Fund; (iv) approve any change in fundamental investment policies; (v) approve a distribution plan under Rule 12b-1 under the 1940 Act; and (vi) to terminate the independent accountant. With respect to matters that affect one class but not another, shareholders vote as a class; for example, the approval of a distribution plan applicable to that class. Subject to the foregoing, all shares of the Trust have equal voting rights and will be voted in the aggregate, and not by Fund, except where voting by Fund is required by law or where the matter involved only affects one Fund. For example, a change in a Fund’s fundamental investment policy affects only one Fund and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an investment advisory agreement or investment subadvisory agreement, since it only affects one Fund, is a matter to be determined separately by each Fund. Approval by the shareholders of one Fund is effective as to that Fund whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those Funds. Shareholders are entitled to one vote for each whole share held and a proportional fractional vote for each fractional vote held, on matters on which they are entitled to vote. Fund shareholders do not have cumulative voting rights. The Trust is not required to hold, and has no present intention of holding, annual meetings of shareholders.

Liquidation Rights

In the event of the liquidation or dissolution of the Trust or the Funds, shareholders of the Funds are entitled to receive the assets attributable to the relevant class of shares of the Funds that are available for distribution and to a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Board may determine.

Preemptive Rights

There are no preemptive rights associated with Fund shares.

Conversion Rights

With the exception of Class B shares, which no longer accept investments from new or existing investors in Class B shares, except for certain limited transactions from existing investors in Class B shares as described in the prospectuses for Class B shares of the Funds, shareholders have the right, which is subject to change by the Board, to convert or “exchange” shares of one class for another. Such right is outlined and subject to certain conditions set forth in each Fund’s prospectuses.

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Redemptions

Each Fund’s dividend, distribution and redemption policies can be found in its prospectuses under the headings Buying, Selling and Exchanging Shares and Distributions and Taxes. However, the Board may suspend the right of shareholders to sell shares when permitted or required to do so by law or compel sales of shares in certain cases.

Sinking Fund Provisions

The Trust has no sinking fund provisions.

Calls or Assessment

All Fund shares are issued in uncertificated form only and when issued will be fully paid and non-assessable by the Trust.

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PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchase and Redemption

An investor may purchase, redeem and exchange shares in the Funds utilizing the methods, and subject to the restrictions, described in the Funds’ prospectuses. The following information supplements information in the Funds’ prospectuses.

The Funds have authorized one or more broker-dealers to accept buy and sell orders on the Funds’ behalf. These broker-dealers are authorized to designate other intermediaries to accept buy and sell orders on the Funds’ behalf. The Funds will be deemed to have received a buy or sell order when an authorized broker-dealer, or, if applicable, a broker-dealer’s authorized designee, accepts the order. Customer orders will be priced at each Fund’s net asset value next computed after they are accepted by an authorized broker-dealer or the broker’s authorized designee.

The Trust also may make payment for sales in readily marketable securities or other property if it is appropriate to do so in light of the Trust’s responsibilities under the 1940 Act.

Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment for shares during any period when (i) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (ii) the NYSE is closed for other than customary weekend and holiday closings; (iii) the SEC has by order permitted such suspension; (iv) an emergency exists as determined by the SEC. (The Funds may also suspend or postpone the recordation of the transfer of their shares upon the occurrence of any of the foregoing conditions).

The Trust has elected to be governed by Rule 18f-1 under the 1940 Act, as a result of which each Fund is obligated to redeem shares, subject to the exceptions listed above, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of each Fund at the beginning of the period.

The timing and magnitude of cash inflows from investors buying Fund shares could prevent a Fund from always being fully invested. Conversely, the timing and magnitude of cash outflows to investors redeeming Fund shares could require large ready reserves of uninvested cash to meet shareholder redemptions. Either situation could adversely impact a Fund’s performance.

Potential Adverse Effects of Large Investors

Each Fund may from time to time sell to one or more investors, including other funds advised by the Investment Manager or third parties, a substantial amount of its shares, and may thereafter be required to satisfy redemption requests by such investors. Such sales and redemptions may be very substantial relative to the size of the Fund. While it is not possible to predict the overall effect of such sales and redemptions over time, such transactions may adversely affect the Fund’s performance to the extent that the Fund is required to invest cash received in connection with a sale or to sell portfolio securities to facilitate a redemption at, in either case, a time when the Fund otherwise would not invest or sell. Such transactions also may increase a Fund’s transaction costs, which would detract from Fund performance. If a Fund is forced to sell portfolio securities that have appreciated in value, such sales may accelerate the realization of taxable income.

Potential Adverse Effects of Large Investors

Each Fund may from time to time sell to one or more investors, including other funds advised by the Investment Manager or third parties, a substantial amount of its shares, and may thereafter be required to satisfy redemption requests by such investors. Such sales and redemptions may be very substantial relative to the size of the Fund. While it is not possible to predict the overall effect of such sales and redemptions over time, such transactions may adversely affect the Fund’s performance to the extent that the Fund is required to invest cash

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received in connection with a sale or to sell portfolio securities to facilitate a redemption at, in either case, a time when the Fund otherwise would not invest or sell. Such transactions also may increase a Fund’s transaction costs, which would detract from Fund performance. If a Fund is forced to sell portfolio securities that have appreciated in value, such sales may accelerate the realization of taxable income.

Anti-Money Laundering Compliance

The Funds are required to comply with various anti-money laundering laws and regulations. Consequently, the Funds may request additional required information from you to verify your identity. Your application will be rejected if it does not contain your name, social security number, date of birth and permanent street address. If at any time the Funds believe a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Funds may choose not to establish a new account or may be required to “freeze” a shareholder’s account. The Funds also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder’s account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Funds to inform the shareholder that it has taken the actions described above.

Offering Price

The share price of each Fund is based on each Fund’s net asset value per share, which is calculated separately for each class of shares as of the close of regular trading on the NYSE (which is usually 4:00 p.m. Eastern Time unless the NYSE closes earlier) on each day the Fund is open for business, unless the Board determines otherwise. The Funds do not value their shares on days that the NYSE is closed.

For Funds Other than Money Market Funds. The value of each Fund’s portfolio securities is determined in accordance with the Trust’s valuation procedures, which are approved by the Board. Except as described below under “Fair Valuation of Portfolio Securities,” the Fund’s portfolio securities are typically valued using the following methodologies:

Equity Securities. Equity securities (including common stocks, preferred stocks, convertible securities, warrants and ETFs) listed on an exchange are valued at the closing price on their primary exchange (which, in the case of foreign securities, may be a foreign exchange) or, if a closing price is not readily available, at the mean of the closing bid and asked prices. Over-the-counter equity securities not listed on any national exchange but included in the NASDAQ National Market System are valued at the NASDAQ Official Closing Price or, if the official closing price is not readily available, at the mean between the closing bid and asked prices. Equity securities that are not listed on any national exchange and are not included in the NASDAQ National Market System are valued at the primary exchange last sale price, or if the last sale price is not readily available, at the mean between the closing bid and asked prices. Shares of other open-end investment companies (other than ETFs) are valued at the latest net asset value reported by those companies.

Fixed Income Securities. Short-term debt securities purchased with remaining maturities of 60 days or less and long-term debt securities with remaining maturities of 60 days or less are valued at their amortized cost value. Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date. The value of short-term debt securities with remaining maturities in excess of 60 days is the market price, which may be obtained from a pricing service or, if a market price is not available from a pricing service, a bid quote from a broker or dealer. Short-term variable rate demand notes are typically valued at their par value. Other debt securities typically are valued using an evaluated bid provided by a pricing service. If pricing information is unavailable from a pricing service or the Investment Manager’s valuation committee believes such information is not reflective of market value, then a quote from a broker or dealer may be used. Newly issued debt securities may be valued at purchase price for up to two days following purchase.

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Futures, Options and Other Derivatives. Futures and options on futures are valued based on the settle price at the close of regular trading on their principal exchange or, in the absence of transactions, they are valued at the mean of the closing bid and asked prices closest to the last reported sale price. Listed options are valued at the mean of the closing bid and asked prices. If market quotations are not readily available, futures and options are valued using quotations from brokers. Customized derivative products are valued at a price provided by a pricing service or, if such a price is unavailable, a broker quote or at a price derived from an internal valuation model.

Repurchase Agreements. Repurchase agreements are generally valued at a price equal to the amount of the cash invested in a repurchase agreement.

Foreign Currencies. Foreign currencies and securities denominated in foreign currencies are valued in U.S. dollars utilizing spot exchange rates at the close of regular trading on the NYSE. Forward foreign currency contracts are valued in U.S. dollars utilizing the applicable forward currency exchange rate as of the close of regular trading on the NYSE.

Fair Valuation of Portfolio Securities. Rather than using the methods described above, the Investment Manager’s valuation committee will, pursuant to procedures approved by the Board, determine in good faith a security’s fair value in the event that (i) price quotations or valuations are not readily available, such as when trading is halted or securities are not actively traded; (ii) price quotations or valuations available for a security are not, in the judgment of the valuation committee, reflective of market value; or (iii) a significant event has occurred that is not reflected in price quotations or valuations from other sources, such as when an event impacting a foreign security occurs after the closing of the security’s foreign exchange but before the closing of the NYSE. The fair value of a security is likely to be different from the quoted or published price and fair value determinations often require significant judgment.

In general, any one or more of the following factors may be taken into account in determining fair value: the fundamental analytical data relating to the security; the value of other financial instruments, including derivative securities; trading volumes; values of baskets of securities; changes in interest rates; observations from financial institutions; government actions or pronouncements; other news events; information as to any transactions or offers with respect to the security; price and extent of public trading in similar securities; nature and expected duration of the event, if any, giving rise to the valuation issue; pricing history; the relative size of the position in the portfolio; internal models; and other relevant information.

With respect to securities traded on foreign markets, additional factors also may be relevant, including: movements in the U.S. markets following the close of foreign markets; the value of foreign securities traded on other foreign markets; ADR trading; closed-end fund trading; foreign currency exchange activity and prices; and the trading of financial products that are tied to baskets of foreign securities, such as certain exchange-traded index funds. A systematic independent fair value pricing service assists in the fair valuation process for foreign securities in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which a Fund’s NAV is determined. Although the use of this service is intended to decrease opportunities for time zone arbitrage transactions, there can be no assurance that it will successfully decrease arbitrage opportunities.

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TAXATION

The following information supplements and should be read in conjunction with the section in the Funds’ prospectuses entitled Distributions and Taxes. The prospectuses generally describe the U.S. federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning U.S. federal income taxes. It is based on the Code, applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as in effect as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. Except as specifically set forth below, the following discussion does not address any state, local or foreign tax matters.

A shareholder’s tax treatment may vary depending upon his or her particular situation. This discussion applies only to shareholders holding Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or Individual Retirement Accounts), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither citizens nor residents of the United States, shareholders holding Fund shares as part of a hedge, straddle, or conversion transaction, and shareholders who are subject to the U.S. federal alternative minimum tax.

The Trust has not requested and will not request an advance ruling from the IRS as to the U.S. federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion and the discussions in the prospectuses applicable to each shareholder address only some of the U.S. federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisors and financial planners regarding the U.S. federal tax consequences of an investment in a Fund, the application of state, local, or foreign laws, and the effect of any possible changes in applicable tax laws on their investment in the Funds.

Qualification as a Regulated Investment Company

It is intended that each Fund qualify as a “regulated investment company” under Subchapter M of Subtitle A, Chapter 1 of the Code. Each Fund will be treated as a separate entity for U.S. federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to each Fund, even though each Fund is a series of the Trust. Furthermore, each Fund will separately determine its income, gains, losses, and expenses for U.S. federal income tax purposes.

In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, each Fund must, among other things, derive at least 90% of its gross income each taxable year generally from (i) dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts) and (ii) net income derived from an interest in a qualified publicly traded partnership, as defined below. In general, for purposes of this 90% gross income requirement, income derived from a partnership (other than a qualified publicly traded partnership) will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the regulated investment company. However, 100% of the net income derived from an interest in a qualified publicly traded partnership (defined as a partnership (x) the interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, (y) that derives at least 90% of its income from the passive income sources described in Code Section 7704(d), and (z) that derives less than 90% of its income from the qualifying income described in clause (i) above) will be treated as qualifying income. Certain of a Fund’s investments in master limited partnerships (MLPs), if any, may

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qualify as interests in qualified publicly traded partnerships. In addition, although in general the passive loss rules do not apply to a regulated investment company, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

Each Fund must also diversify its holdings so that, at the end of each quarter of the Fund’s taxable year: (i) at least 50% of the fair market value of its total assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other regulated investment companies, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed 5% of the value of the Fund’s total assets and are not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), the securities of two or more issuers the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. In addition, for purposes of meeting this diversification requirement, the term “outstanding voting securities of such issuer” includes the equity securities of a qualified publicly traded partnership and in the case of a Fund’s investments in loan participations, the Fund shall treat both the financial intermediary and the issuer of the underlying loan as an issuer. The qualifying income and diversification requirements described above may limit the extent to which a Fund can engage in certain derivative transactions, as well as the extent to which it can invest in MLPs.

In addition, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income for the taxable year, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, and at least 90% of its net tax-exempt interest income (if any) for the taxable year.

If a Fund qualifies as a regulated investment company that is accorded special tax treatment, it generally will not be subject to U.S. federal income tax on any of the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. Each Fund generally intends to distribute at least annually substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and its net capital gain. However, no assurance can be given that a Fund will not be subject to U.S. federal income taxation. Any investment company taxable income on net capital gain retained by a Fund will be subject to tax at regular corporate rates.

If a Fund retains any net capital gain, it will be subject to a tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice mailed within 60 days of the close of the Fund’s taxable year to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

In determining its net capital gain for Capital Gain Dividend purposes, a regulated investment company generally must treat any net capital loss or any net long-term capital loss incurred after October 31 as if it had been incurred in the succeeding taxable year. In addition, for such taxable years, a regulated investment company generally is permitted, in determining its taxable income, to elect to treat all or part of any net capital loss, any net long-term capital loss or any foreign currency loss incurred after October 31 as if it had been incurred in the succeeding taxable year. For taxable years beginning after December 22, 2010, in determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income, and its earnings and profits, a regulated investment company generally may

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elect to treat part or all of any post-October capital loss (defined as the greatest of net capital loss, net long-term capital loss, or net short-term capital loss, in each case attributable to the portion of the taxable year after October 31) or late-year ordinary loss (generally, (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, plus (ii) other net ordinary loss attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

In order to comply with the distribution requirements described above applicable to regulated investment companies, a Fund generally must make the distributions in the same taxable year that it realizes the income and gain, although in certain circumstances, a Fund may make the distributions in the following taxable year in respect of income and gains from the prior taxable year. Shareholders generally are taxed on any distributions from a Fund in the year they are actually distributed. If a Fund declares a distribution to shareholders of record in October, November or December of one calendar year and pays the distribution by January 31 of the following calendar year, however, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the earlier year.

If the Fund were to fail to meet the income, diversification or distribution test described above, the Fund could in some cases cure such failure including by paying a fund-level tax or interest, making additional distributions, or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, or were otherwise to fail to qualify as a regulated investment company accorded special tax treatment under the Code, it would be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders. In this case, all distributions from the Fund’s current and accumulated earnings and profits (including any distributions of its net tax-exempt income and net long-term capital gains) to its shareholders would be taxable to shareholders as dividend income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company.

Excise Tax

If a Fund fails to distribute by December 31 of each calendar year at least the sum of 98% of its ordinary income for that year (excluding capital gains and losses) and 98.2% of its capital gain net income (adjusted for net ordinary losses) for the 1-year period ending on October 31 of that year (or November 30 or December 31 of that year if the Fund is permitted to elect and so elects), and any of its ordinary income and capital gain net income from previous years that were not distributed during such years, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For these purposes, ordinary gains and losses from the sale, exchange, or other taxable disposition of property that would be properly taken into account after October 31 of a calendar year (or November 30 if the Fund is permitted to elect and so elects) are generally treated as arising on January 1 of the following calendar year. For purposes of the excise tax, a Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. Each Fund generally intends to actually distribute or be deemed to have distributed substantially all of its ordinary income and capital gain net income, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax. Moreover, each Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, if the amount of excise tax to be paid is deemed de minimis by a Fund).

Capital Loss Carryforwards

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a Fund’s net investment income. Instead, potentially subject to certain limitations, a Fund is able to carry forward a net capital loss from any taxable year to offset its capital gains, if any, realized during a subsequent taxable year. If a Fund incurs or has incurred net capital losses in taxable years beginning after December 22, 2010 (“post-2010 losses”), those losses will be carried forward to one or more subsequent taxable years without expiration;

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any such carryforward losses will retain their character as short-term or long-term. If a Fund incurred net capital losses in a taxable year beginning on or before December 22, 2010 (“pre-2011 losses”), the Fund is permitted to carry such losses forward for eight taxable years; in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset short-term capital gains, and then offset any long-term capital gains. The Fund must use any post 2010-losses, which will not expire, before it uses any pre-2011 losses. This increases the likelihood that pre-2011 losses will expire unused at the conclusion of the eight-year carryforward period. Capital gains that are offset by carried forward capital losses are not subject to fund-level U.S. federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute any such offsetting capital gains. The Funds cannot carry back or carry forward any net operating losses.

If a Fund incurred net capital losses in a taxable year beginning on or before December 22, 2010 (“pre-2011 losses”), the Fund is permitted to carry such losses forward for eight taxable years. If a Fund incurs or has incurred net capital losses in taxable years beginning after December 22, 2010 (“post-2010 losses”), those losses will be carried forward to one or more subsequent taxable years without expiration; any such carryforward losses will retain their character as short-term or long-term.

	Total Capital Loss Carryforwards		Amount Expiring In
Fund			2013	2014	2015	2016	2017	2018	2019
For Funds with Fiscal Period Ending January 31
LifeGoal Balanced Growth Portfolio	—		—	—	—	—	—	—	—
LifeGoal Growth Portfolio	$112,239,051		—	—	—	$2,416,522	$60,295,998	$47,841,948	$1,684,583
LifeGoal Income and Growth Portfolio	—		—	—	—	—	—	—	—
LifeGoal Income Portfolio	$215,582		—	—	—	—	—	$215,582	—
Masters International Equity Portfolio	$88,256,421	*	—	—	—	—	$4,980,942	$25,984,153	$19,955,661

For Funds with Fiscal Year Ending February 29
Convertible Securities Fund	$55,304,545		—	—	—	—	$15,780,866	$39,523,679	—
International Value Fund	$334,695,994	*	—	—	—	—	—	$185,725,377	$68,376,538
Large Cap Core Fund	$52,694,574		—	—	—	—	—	$52,694,574	—
Large Cap Enhanced Core Fund	$140,899,239		—	—	—	—	$8,601,528	$132,297,711	—
Large Cap Index Fund	$105,111,090		$235,890	$66,065	$84,935,905	—	$19,873,230	—	—
Large Cap Value Fund	$410,394,653		—	—	—	—	—	$410,394,653	—
Marsico 21st Century Fund	$2,115,178,532		—	—	—	—	$588,195,840	$1,526,982,692	—
Marsico Focused Equities Fund	—		—	—	—	—	—	—	—
Marsico Global Fund	$1,329,860	*	—	—	—	—	—	$1,122,487	—
Marsico Growth Fund	$465,006,297		—	—	—	—	$142,094,569	$322,911,728	—
Marsico International Opportunities Fund	$710,316,014		—	—	—	—	$289,767,420	$420,548,594	—
Mid Cap Index Fund	—		—	—	—	—	—	—	—
Mid Cap Value Fund	$304,313,399		—	—	—	—	—	$304,313,399	—
Multi-Advisor International Equity Fund	$985,966,289		—	—	—	—	$432,857,320	$553,108,969	—
Overseas Value Fund	$4,838,237	*	—	—	—	—	$365,313	$2,028,503	—
Small Cap Growth Fund II	$32,560,524		—	—	—	—	—	$32,560,524	—
Small Cap Index Fund	—		—	—	—	—	—	—	—
Small Cap Value Fund II	$91,084,175		—	—	—	—	—	$91,084,175	—

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	Total Capital Loss Carryforwards		Amount Expiring In
Fund			2013	2014	2015	2016	2017	2018	2019
For Funds with Fiscal Year Ending April 30**
For fiscal year ended March 31, 2012
CA Intermediate Municipal Bond Fund	$316,694		—	—	—	—	—	$316,694	—
Corporate Bond Portfolio	$2,535,408		—	—	—	$189,825	$2,121,554	$224,029	—
GA Intermediate Municipal Bond Fund	$16,486		—	—	—	—	—	$16,486	—
MD Intermediate Municipal Bond Fund	$4,250,773		$753,812	$901,428	$271,557	—	$511	$2,323,465	—
Mortgage- and Asset-Backed Portfolio	$11,386,448		—	—	—	—	$11,386,448	—	—
NC Intermediate Municipal Bond Fund	$3,339,018		—	—	—	—	$433,433	$2,905,585	—
Short Term Municipal Bond Fund	$11,014,941	*	$2,170,497	$3,786,208	$3,090,745	$1,181,270	—	—	$602,849
SC Intermediate Municipal Bond Fund	$752,607		—	—	—	—	—	$752,607	—
VA Intermediate Municipal Bond Fund	$236,002	*	—	—	—	—	—	$215,943	—

For fiscal year ended April 30, 2012
CA Intermediate Municipal Bond Fund	$307,894		—	—	—	—	$307,894	—	—
Corporate Bond Portfolio	$2,578,665	*	—	—	$189,825	$2,121,554	$224,029	—
GA Intermediate Municipal Bond Fund	$15,158		—	—	—	—	$15,158	—	—
MD Intermediate Municipal Bond Fund	$3,496,961		$901,428	$271,557	—	$511	$2,323,465	—	—
Mortgage- and Asset-Backed Portfolio	$11,445,442	*	—	—	—	$11,386,448	—	—	—
NC Intermediate Municipal Bond Fund	$3,333,997		—	—	—	$428,412	$2,905,585	—	—
Short Term Municipal Bond Fund	$10,474,198	*	$3,786,208	$3,090,745	$1,181,270	—	—	$602,849	—
SC Intermediate Municipal Bond Fund	$756,192	*	—	—	—	—	$752,607	—	—
VA Intermediate Municipal Bond Fund	$236,002	*	—	—	—	—	$215,943	—	—

*	Total includes unlimited short-term and/or long-term carryforward losses. Please see table below.
**	During the period from April 1, 2012 to April 30, 2012, the Funds’ Fiscal year end was changed from March 31 to April 30.

	Unlimited Short-Term	Unlimited Long-Term
For Funds with Fiscal Year Ending January 31
LifeGoal Balanced Growth Portfolio	—	—
LifeGoal Growth Portfolio	—	—
LifeGoal Income and Growth Portfolio	—	—
LifeGoal Income Portfolio	—	—
Masters International Equity Portfolio	$505,562	$36,830,103

For Funds with Fiscal Year Ending February 29
Convertible Securities Fund	—	—
International Value Fund	—	$80,594,079
Large Cap Core Fund	—	—
Large Cap Enhanced Core Fund	—	—
Large Cap Index Fund	—	—
Large Cap Value Fund	—	—
Marsico 21st Century Fund	—	—
Marsico Focused Equities Fund	—	—

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	Unlimited Short-Term	Unlimited Long-Term
Marsico Global Fund	$207,373	—
Marsico Growth Fund	—	—
Marsico International Opportunities Fund	—	—
Mid Cap Index Fund	—	—
Mid Cap Value Fund	—	—
Multi-Advisor International Equity Fund	—	—
Overseas Value Fund	$2,338,679	$105,742
Small Cap Growth Fund II	—	—
Small Cap Index Fund	—	—
Small Cap Value Fund II	—	—

For the Fund with Fiscal Year Ending March 31
Short Term Bond Fund	—	—

For Funds with Fiscal Year Ending April 30*
For fiscal year ended March 31, 2012
CA Intermediate Municipal Bond Fund	—	—
Corporate Bond Portfolio	—	—
GA Intermediate Municipal Bond Fund	—	—
MD Intermediate Municipal Bond Fund	—	—
Mortgage- and Asset-Backed Portfolio	—	—
NC Intermediate Municipal Bond Fund	—	—
Short Term Municipal Bond Fund	—	$183,372
SC Intermediate Municipal Bond Fund	—	—
VA Intermediate Municipal Bond Fund	$20,059	—

For fiscal year ended April 30, 2012	—	—
CA Intermediate Municipal Bond Fund	—	—
Corporate Bond Portfolio	$19,512	$23,745
GA Intermediate Municipal Bond Fund	—	—
MD Intermediate Municipal Bond Fund	—	—
Mortgage- and Asset-Backed Portfolio	$39,618	$19,376
NC Intermediate Municipal Bond Fund	—	—
Short Term Municipal Bond Fund	$170,038	$1,643,088
SC Intermediate Municipal Bond Fund	$3,585	—
VA Intermediate Municipal Bond Fund	$20,059	—

*	During the period from April 1, 2012 to April 30, 2012, the fiscal year end of each Fund was changed from March 31 to April 30.

Equalization Accounting

Each Fund may use the so-called “equalization method” of accounting to allocate a portion of its “accumulated earnings and profits,” which generally equals a Fund’s undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund’s total returns, it may reduce the amount of income and gains that the Fund would otherwise distribute to continuing shareholders by reducing the effect of redemptions of Fund shares on Fund distributions to shareholders. The IRS has not sanctioned the particular equalization method used by the Funds, and thus a Fund’s use of this method may be subject to IRS scrutiny.

Investment through Master Portfolios

Some Funds seek to continue to qualify as regulated investment companies by investing their assets through one or more Master Portfolios. Each Master Portfolio will be treated as a non-publicly traded partnership for U.S. federal income tax purposes rather than as a regulated investment company or a corporation under the Code. Under the rules applicable to a non-publicly traded partnership, a proportionate share of any interest, dividends, gains and losses of a Master Portfolio will be deemed to have been realized by (i.e., “passed through” to) its investors, including the corresponding Fund, regardless of whether any amounts are actually distributed by the

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Master Portfolio. Each investor in a Master Portfolio will be taxed on such share, as determined in accordance with the governing instruments of the particular Master Portfolio, the Code and Treasury Regulations, in determining such investor’s U.S. federal income tax liability. Therefore, to the extent a Master Portfolio were to accrue but not distribute any income or gains, the corresponding Fund would be deemed to have realized its proportionate share of such income or gains without receipt of any corresponding distribution. However, each of the Master Portfolios will seek to minimize recognition by its investors (such as a corresponding Fund) of income and gains without a corresponding distribution. Furthermore, each Master Portfolio intends to manage its assets, income and distributions in such a way that an investor in a Master Portfolio will be able to continue to qualify as a regulated investment company by investing its assets through the Master Portfolio.

Taxation of Fund Investments

In general, realized gains or losses on the sale of securities held by a Fund will be treated as capital gains or losses, and long-term capital gains or losses if the Fund has held or is deemed to have held the securities for more than one year at the time of disposition.

If a Fund purchases a debt obligation with original issue discount (OID) (generally a debt obligation with an issue price less than its stated principal amount, such as a zero-coupon bond), the Fund may be required to annually include in its income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation. In general, gains recognized on the disposition of (or the receipt of any partial payment of principal on) a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. A Fund generally will be required to make distributions to shareholders representing the OID or market discount (if an election is made by the Fund to accrue market discount over the holding period of the applicable debt obligation) on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Fund which the Fund otherwise might have continued to hold; obtaining such cash might be disadvantageous for the Fund.

In addition, payment-in-kind securities similarly will give rise to income which is required to be distributed and is taxable even though a Fund receives no cash interest payment on the security during the year. A portion of the interest paid or accrued on certain high-yield discount obligations (such as high-yield corporate debt securities) may not (and interest paid on debt obligations owned by a Fund that are considered for tax purposes to be payable in the equity of the issuer or a related party will not) be deductible to the issuer, possibly affecting the cash flow of the issuer.

If a Fund invests in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default, special tax issues may exist for the Fund. Tax rules are not entirely clear about issues such as whether a Fund should recognize market discount on a debt obligation and, if so, the amount of market discount the Fund should recognize, when a Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by a Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

If an option granted by a Fund is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund generally will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the

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closing transaction. Some capital losses realized by a Fund in the sale, exchange, exercise or other disposition of an option may be deferred if they result from a position that is part of a “straddle,” discussed below. If securities are sold by a Fund pursuant to the exercise of a covered call option granted by it, the Fund generally will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased.

Some regulated futures contracts, foreign currency contracts, and non-equity, listed options that may be used by a Fund will be deemed “Section 1256 contracts.” A Fund will be required to “mark to market” any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the “mark-to-market” rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as entirely ordinary income or loss as described below. These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the “60%/40%” rule and may require the Fund to defer the recognition of losses on certain futures contracts, foreign currency contracts, and non-equity options.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options, futures contracts, forward contracts and similar instruments relating to foreign currency, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Fund’s income. Under future Treasury Regulations, any such transactions that are not directly related to a Fund’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% qualifying income test described above. If the net foreign exchange loss exceeds a Fund’s net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be available as a carryforward and thus cannot be deducted by the Fund or its shareholders in future years.

Offsetting positions held by a Fund involving certain derivative instruments, such as forward, futures and options contracts, may be considered, for U.S. federal income tax purposes, to constitute “straddles.” “Straddles” are defined to include “offsetting positions” in actively traded personal property. The tax treatment of “straddles” is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into a “straddle” and at least one (but not all) of the Fund’s positions in derivative contracts comprising a part of such straddle is governed by Section 1256 of the Code, described above, then such straddle could be characterized as a “mixed straddle.” A Fund may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions. As a result, the straddle rules could cause distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the applicable holding period requirements (as described below). Furthermore, the Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle, including any interest on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. The application of the straddle rules to certain offsetting Fund positions can therefore affect the amount, timing, and character of distributions to shareholders, and may result in significant differences from the amount, timing and character of distributions that would have been made by the Fund if it had not entered into offsetting positions in respect of certain of its portfolio securities.

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If a Fund enters into a “constructive sale” of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when a Fund enters into certain offsetting transactions with respect to the same or substantially identical property, including, but not limited to: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon a Fund’s holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is subsequently disposed of. The character of such losses will depend upon a Fund’s holding period in the position beginning with the date the constructive sale was deemed to have occurred and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.

The amount of long-term capital gain a Fund may recognize from certain derivative transactions with respect to interests in certain pass-through entities is limited under the Code’s constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain the Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

If a Fund makes a distribution of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders. Similar consequences may apply to repurchase and other derivative transactions. Similarly, to the extent that a Fund makes distributions of income received by such Fund in lieu of tax-exempt interest with respect to securities on loan, such distributions will not constitute exempt-interest dividends (defined below) to shareholders.

In addition, a Fund’s transactions in securities and certain types of derivatives (e.g., options, futures contracts, forward contracts and swap agreements) may be subject to other special tax rules, such as the wash-sale rules or the short-sale rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains, and/or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

Certain of a Fund’s investments in derivative instruments and foreign currency-denominated instruments, as well as any of its foreign currency transactions and hedging activities, are likely to produce a difference between its book income and its taxable income. If a Fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Rules governing the U.S. federal income tax aspects of derivatives, including swap agreements, are in a developing stage and are not entirely clear in certain respects. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements to maintain its qualification as

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a regulated investment company and avoid fund-level tax. Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in certain derivatives transactions.

Any investment by a Fund in equity securities of a REIT may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Investments in equity securities of a REIT or another regulated investment company also may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income and will not qualify for the dividends-received deduction.

A Fund may invest directly or indirectly in residual interests in REMICs or equity interests in taxable mortgage pools (TMPs). Under an IRS notice, and Treasury Regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from a REIT, a regulated investment company or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, the Fund may not be a suitable investment for certain tax-exempt shareholders, as noted under Tax-Exempt Shareholders below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (UBTI) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or certain other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax.

Some amounts received by a Fund from its investments in MLPs will likely be treated as returns of capital because of accelerated deductions available with respect to the activities of MLPs. On the disposition of an investment in such an MLP, the Fund will likely realize taxable income in excess of economic gain from that asset (or if a Fund does not dispose of the MLP, the Fund will likely realize taxable income in excess of cash flow received by the Fund from the MLP), and the Fund must take such income into account in determining whether the Fund has satisfied its regulated investment company distribution requirements. The Fund may have to borrow or liquidate securities to satisfy its distribution requirements and meet its redemption requests, even though investment considerations might otherwise make it undesirable for the Fund to borrow money or sell securities at the time. In addition, distributions attributable to gain from the sale of MLPs that are characterized as ordinary income under the Code’s recapture provisions will be taxable to Fund shareholders as ordinary income.

“Passive foreign investment companies” (PFICs) are generally defined as foreign corporations where at least 75% of their gross income for their taxable year is income from passive sources (such as certain interest, dividends, rents and royalties, or capital gains) or at least 50% of their assets on average produce such passive income. If a Fund acquires any equity interest in a PFIC, the Fund could be subject to U.S. federal income tax and interest charges on “excess distributions” received from the PFIC or on gain from the sale of such equity interest in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions and gain from the sale of interests in PFICs may be characterized as ordinary income even though, absent the application of PFIC rules, these amounts may otherwise have been classified as capital gain.

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A Fund will not be permitted to pass through to its shareholders any credit or deduction for these special taxes and interest charges incurred with respect to a PFIC. Elections may be available that would ameliorate these adverse tax consequences, but such elections would require a Fund to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC (in the case of a “QEF election”), or to mark the gains (and to a limited extent losses) in its interests in the PFIC “to the market” as though the Fund had sold and repurchased such interests on the last day of the Fund’s taxable year, treating such gains and losses as ordinary income and loss (in the case of a “mark-to-market election”). The QEF and mark-to-market elections may require a Fund to recognize taxable income or gain without the concurrent receipt of cash and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments prematurely to meet the minimum distribution requirements described above, which also may accelerate the recognition of gain and adversely affect the Fund’s total return. Each Fund may attempt to limit and/or manage its holdings in PFICs to minimize tax liability and/or maximize returns from these investments but there can be no assurance that it will be able to do so. Moreover, because it is not always possible to identify a foreign corporation as a PFIC, a Fund may incur the tax and interest charges described above in some instances. Dividends paid by PFICs will not be eligible to be treated as qualified dividend income, as defined below.

In addition to the investments described above, prospective shareholders should be aware that other investments made by a Fund may involve complex tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although each Fund seeks to avoid significant noncash income, such noncash income could be recognized by a Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, a Fund could be required at times to liquidate investments prematurely in order to satisfy its minimum distribution requirements, which may accelerate the recognition of gain and adversely affect the Fund’s total return.

Taxation of Distributions

Except for exempt-interest dividends (defined below) paid by a Fund, distributions paid out of a Fund’s current and accumulated earnings and profits, whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a U.S. federal income tax return. Dividends and distributions on a Fund’s shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects either unrealized gains, or realized but undistributed income or gains. Such realized income and gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses. For U.S. federal income tax purposes, a Fund’s earnings and profits, described above, are determined at the end of the Fund’s taxable year. Distributions in excess of a Fund’s current and accumulated earnings and profits will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in his or her Fund shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of his or her shares. A Fund may make distributions in excess of its earnings and profits to a limited extent, from time to time.

For U.S. federal income tax purposes, distributions of investment income (except for exempt-interest dividends, defined below) are generally taxable as ordinary income, and distributions of gains from the sale of investments that a Fund owned (or is deemed to have owned) for one year or less will be taxable as ordinary income. Distributions properly reported by a Fund as capital gain dividends (Capital Gain Dividends) will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund’s actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares, and do not qualify as dividends for purposes of the dividends-received deduction or as qualified dividend income (defined below). Each Fund will report Capital Gain Dividends, if any, in written statements furnished to its shareholders.

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Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earns on direct obligations of the U.S. government if the Fund meets the state’s minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers’ acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

Sales and Exchanges of Fund Shares

If a shareholder sells or exchanges his or her Fund shares, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares. This gain or loss will be long-term capital gain or loss if he or she has held (or is deemed to have held) such Fund shares for more than one year at the time of the sale or exchange, and short-term capital gain or loss otherwise.

If a shareholder incurs a sales charge in acquiring Fund shares and sells or exchanges those Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, he or she subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred in acquiring the Fund’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. This sales charge basis deferral rule shall apply only when a shareholder makes such new acquisition of Fund shares or shares of a different regulated investment company during the period beginning on the date the original Fund shares are disposed of and ending on January 31 of the calendar year following the calendar year the original Fund shares are disposed of. Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss will be disallowed under “wash sale” rules to the extent that he or she purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.

If a shareholder receives a Capital Gain Dividend or is deemed to receive a distribution of long-term capital gain with respect to any Fund share and such Fund share is held or treated as held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the Capital Gain Dividend or deemed long-term capital gain distribution. If Fund shares are sold at a loss after being held for six months or less, the loss will generally be disallowed to the extent of any exempt-interest dividends (defined below) received on those shares. However, this loss disallowance does not apply with respect to redemptions of Fund shares with a holding period beginning after December 22, 2010 if such Fund declares substantially all of its net tax-exempt income as exempt-interest dividends on a daily basis, and pays such dividends on at least a monthly basis (as would typically be the case for tax-exempt money market funds).

Cost Basis Reporting

Historically, each Fund has been required to report to shareholders and the IRS only gross proceeds on sales, redemptions or exchanges of Fund shares. The Funds are subject to new reporting requirements for shares purchased, including shares purchased through dividend reinvestment, on or after January 1, 2012 and sold, redeemed or exchanged after that date. IRS regulations now generally require the Funds (or the shareholder’s Selling Agent, if Fund shares are held through a Selling Agent) to provide the shareholders and the IRS, upon the sale, redemption or exchange of Fund shares, with cost basis information about those shares as well as information about whether any gain or loss is short- or long-term and whether any loss is disallowed under the “wash sale” rules. This reporting is not required for Fund shares held in a retirement or other tax-advantaged account. With respect to Fund shares in accounts held directly with a Fund, each Fund will calculate and report cost basis using the Fund’s default method of average cost, unless the shareholder instructs the Fund to use a

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different calculation method. A Fund will not report cost basis for shares whose cost basis is uncertain or unknown to the Fund. Please visit the Funds’ website at www.columbiamanagement.com or contact the Funds at 800.345.6611 for more information regarding average cost basis reporting and other available methods for cost basis reporting and how to select or change a particular method or to choose specific shares to sell, redeem or exchange. If a shareholder retains Fund shares through a Selling Agent, he or she should contact their Selling Agent to learn about the Fund’s cost basis reporting default method and the reporting elections available to his or her account. The Funds do not recommend any particular method of determining cost basis. The shareholder should consult a tax advisor to determine which available cost basis method is best. When completing U.S. federal and state income tax returns, shareholders should carefully review the cost basis and other information provided and make any additional basis, holding period or other adjustments that may be required.

Foreign Taxes

Amounts realized by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund with respect to foreign securities that the Fund has held for at least the minimum holding periods specified in the Code and such taxes may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. In some cases, a Fund may also be eligible to pass through to its shareholders the foreign taxes paid by underlying funds (as defined below) in which it invests that themselves elected to pass through such taxes to their shareholders, see Special Tax Considerations Pertaining to Funds of Funds below.

Certain Funds may qualify for and make the election; however, even if a Fund qualifies for the election for any year, it may determine not to make the election for such year. If a Fund does not so qualify or qualifies but does not so elect, then shareholders will not be entitled to claim a credit or deduction with respect to foreign taxes paid by or withheld from payments to the Fund. A Fund will notify its shareholders in written statements if it has elected for the foreign taxes paid by it to “pass through” for that year.

In general, if a Fund makes the election, the Fund itself will not be permitted to claim a credit or deduction for foreign taxes paid in that year, and the Fund’s dividends-paid deduction will be increased by the amount of foreign taxes paid that year. Fund shareholders generally shall include their proportionate share of the foreign taxes paid by the Fund in their gross income and treat that amount as paid by them for the purpose of the foreign tax credit or deduction, provided that any applicable holding period and other requirements have been met. If a shareholder claims a credit for foreign taxes paid, in general, the credit will be subject to certain limits. A deduction for foreign taxes paid may be claimed only by shareholders that itemize their deductions. Shareholders that are not subject to U.S. federal income tax, and those who invest in the Fund through tax-exempt accounts (including those who invest through IRAs or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund.

Special Tax Considerations Pertaining to Tax-Exempt Funds

If, at the close of each quarter of a regulated investment company’s taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is exempt from U.S. federal income tax under Section 103(a) of the Code, then the regulated investment company may qualify to pay “exempt-interest dividends” and pass through to its shareholders the tax-exempt character of its income from such obligations. Certain of the Funds intend to so qualify and are designed to provide shareholders with a high level of income in the form of exempt-interest dividends, which are generally exempt from U.S. federal income tax (each such qualifying Fund, a “Tax-Exempt Fund”). In some cases, a Fund may also be eligible to pass through to its shareholders the tax-exempt character of any exempt-interest dividends it receives from underlying funds (as defined below) in which it invests, see Special Tax Considerations Pertaining to Funds of Funds below.

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Distributions by a Tax-Exempt Fund, other than those attributable to interest on the Tax-Exempt Fund’s tax-exempt obligations and properly reported as exempt-interest dividends, will be taxable to shareholders as ordinary income or long-term capital gain or, in some cases, could constitute a return of capital to shareholders. See Taxation of Distributions above. Each Tax-Exempt Fund will notify its shareholders in written statements of the portion of the distributions for the taxable year that constitutes exempt-interest dividends. The percentage of a shareholder’s income reported as tax-exempt for any particular distribution may be substantially different from the percentage of the Tax-Exempt Fund’s income that was tax-exempt during the period covered by the distribution. The deductibility of interest paid or accrued on indebtedness incurred by a shareholder to purchase or carry shares of a Tax-Exempt Fund may be limited. The portion of such interest that is non-deductible generally equals the amount of such interest times the ratio of a Tax-Exempt Fund’s exempt-interest dividends received by the shareholder to all of the Tax-Exempt Fund’s dividends received by the shareholder (excluding Capital Gain Dividends and any capital gains required to be included in the shareholder’s long term capital gains in respect of capital gains retained by the Tax-Exempt Fund, as described earlier).

Although exempt-interest dividends are generally exempt from U.S. federal income tax, there may not be a similar exemption under the laws of a particular state or local taxing jurisdiction. Thus, exempt-interest dividends may be subject to state and local taxes; however, each state-specific Tax-Exempt Fund generally invests at least 80% of its net assets in municipal bonds that pay interest that is exempt not only from U.S. federal income tax, but also from the applicable state’s personal income tax (but not necessarily local taxes or taxes of other states). You should consult your tax advisor to discuss the tax consequences of your investment in a Tax-Exempt Fund.

Tax-exempt interest on certain “private activity bonds” has been designated as a “tax preference item” and must be added back to taxable income for purposes of calculating U.S. federal alternative minimum tax (“AMT”). To the extent that a Tax-Exempt Fund invests in certain private activity bonds, its shareholders will be required to report that portion of the Tax-Exempt Fund’s distributions attributable to income from the bonds as a tax preference item in determining their U.S. federal AMT, if any. Shareholders will be notified of the tax status of distributions made by a Tax-Exempt Fund. Persons who may be “substantial users” (or “related persons” of substantial users) of facilities financed by private activity bonds should consult their tax advisors before purchasing shares in a Tax-Exempt Fund. In addition, exempt-interest dividends paid by a Tax-Exempt Fund to a corporate shareholder are, with very limited exceptions, included in the shareholder’s “adjusted current earnings” as part of its U.S. federal AMT calculation. As of the date of this SAI, individuals are subject to the U.S. federal AMT at a maximum rate of 28% and corporations at a maximum rate of 20%. Shareholders with questions or concerns about the U.S. federal AMT should consult their own tax advisors.

Ordinarily, a Tax-Exempt Fund relies on an opinion from the issuer’s bond counsel that interest on the issuer’s obligation will be exempt from U.S. federal income taxation. However, no assurance can be given that the IRS will not successfully challenge such exemption, which could cause interest on the obligation to be taxable and could jeopardize a Tax-Exempt Fund’s ability to pay exempt-interest dividends. Similar challenges may occur as to state-specific exemptions. Also, from time to time legislation may be introduced or litigation may arise that would change the treatment of exempt-interest dividends. Such litigation or legislation may have the effect of raising the state or other taxes payable by shareholders on such dividends. Shareholders should consult their tax advisors for the current law on exempt-interest dividends.

A shareholder who receives Social Security or railroad retirement benefits should consult his or her tax advisor to determine what effect, if any, an investment in a Tax-Exempt Fund may have on the federal taxation of such benefits. Exempt-interest dividends are included in income for purposes of determining the amount of benefits that are taxable.

Special Tax Considerations Pertaining to Funds of Funds

Certain Funds (each such fund, a Fund of Funds) invest their assets primarily in shares of other mutual funds, ETFs or other companies that are regulated investment companies (collectively, underlying funds).

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Consequently, their distributable income and gains will normally consist primarily of distributions from underlying funds and gains and losses on the disposition of shares of underlying funds. To the extent that an underlying fund realizes net losses on its investments for a given taxable year, a Fund of Funds will not be able to benefit from those losses until (i) the underlying fund realizes gains that it can reduce by those losses, or (ii) the Fund of Funds recognizes its share of those losses (so as to offset distributions of net income or capital gains from other underlying funds) when it disposes of shares of the underlying fund. Moreover, even when a Fund of Funds does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for U.S. federal income tax purposes as a short-term capital loss or an ordinary deduction. In particular, a Fund of Funds will not be able to offset any capital losses from its dispositions of underlying fund shares against its ordinary income (including distributions of any net short-term capital gains realized by an underlying fund).

In addition, in certain circumstances, the “wash sale” rules may apply to sales of underlying fund shares by a Fund of Funds that has generated losses. As discussed above, a wash sale occurs if shares of an underlying fund are sold by a Fund of Funds at a loss and the Fund of Funds acquires additional shares of that same underlying fund 30 days before or after the date of the sale. The wash-sale rules could defer losses of a Fund of Funds on sales of underlying fund shares (to the extent such sales are wash sales) for extended (and, in certain cases, potentially indefinite) periods of time.

As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gain that a Fund of Funds will be required to distribute to shareholders will be greater than such amounts would have been had the Fund of Funds invested directly in the securities held by the underlying funds, rather than investing in shares of the underlying funds. For similar reasons, the character of distributions from a Fund of Funds (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction) will not necessarily be the same as it would have been had the Fund of Funds invested directly in the securities held by the underlying funds.

Depending on the percentage ownership of a Fund of Funds in an underlying fund before and after a redemption of underlying fund shares, the redemption of shares by the Fund of Funds of such underlying fund may cause the Fund of Funds to be treated as receiving a dividend on the full amount of the distribution instead of receiving a capital gain or loss on the shares of the underlying fund. This could be the case where a Fund of Funds holds a significant interest in an underlying fund that is not “publicly offered” (as defined in the Code) and redeems only a small portion of such interest. Dividend treatment of a redemption by a Fund of Funds would affect the amount and character of income required to be distributed by both the Fund of Funds and the underlying fund for the year in which the redemption occurred. It is possible that such a dividend would qualify as “qualified dividend income”; otherwise, it would be taxable as ordinary income and could cause shareholders of a Fund of Funds to recognize higher amounts of ordinary income than if the shareholders had held shares of the underlying funds directly.

If a Fund of Funds receives dividends from an underlying fund, and the underlying fund reports such dividends as “qualified dividend income,” as discussed below, then the Fund of Funds is permitted, in turn, to report a portion of its distributions as “qualified dividend income,” provided the Fund of Funds meets the holding period and other requirements with respect to shares of the underlying fund. If a Fund of Funds receives dividends from an underlying fund, and the underlying fund reports such dividends as eligible for the dividends-received deduction, then the Fund of Funds is permitted, in turn, to report a portion of its distributions as eligible for the dividends-received deduction, provided the Fund of Funds meets the holding period and other requirements with respect to shares of the underlying fund.

For taxable years beginning on or before December 22, 2010, a Fund of Funds cannot pass through to its shareholders exempt-interest dividends it receives from underlying funds. Similarly, for taxable years beginning on or before December 22, 2010, a Fund of Funds cannot pass through to its shareholders foreign taxes paid by underlying funds to enable shareholders of the Fund of Funds to claim a tax credit or deduction with respect to such taxes.

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If a Fund of Funds is a “qualified fund of funds” (a regulated investment company that invests at least 50% of its total assets in other regulated investment companies at the close of each quarter of its taxable year), it will be able to distribute exempt-interest dividends and thereby pass through to its shareholders the tax-exempt character of any interest received on tax-exempt obligations in which it directly invests or any exempt-interest dividends it receives from underlying funds in which it invests. For further considerations pertaining to exempt-interest dividends, see Special Tax Considerations Pertaining to Tax-Exempt Funds above.

Further, if a Fund of Funds is a qualified fund of funds, it will be able to elect to pass through to its shareholders any foreign income and other similar taxes paid by the Fund of Funds or paid by an underlying fund in which the Fund of Funds invests that itself elected to pass such taxes through to shareholders, so that shareholders of the Fund of Funds will be eligible to claim a tax credit or deduction for such taxes. However, even if a Fund of Funds qualifies to make the election for any year, it may determine not to do so. For further considerations pertaining to foreign taxes paid by a Fund, see Foreign Taxes above.

U.S. Federal Income Tax Rates

As of the date of this SAI, the maximum stated U.S. federal income tax rate applicable to individuals generally is 35% for ordinary income and 15% for net long-term capital gain. Long-term capital gain rates applicable to individuals have been reduced—in general, to 15% with 0% rate applying to taxpayers in the 10% and 15% rate brackets—for taxable years beginning before January 1, 2013.

For taxable years beginning before January 1, 2013, U.S. federal income tax law also provides for a maximum individual U.S. federal income tax rate applicable to “qualified dividend income” equal to the highest net long-term capital gain rate, which, as described above, generally is 15%. It is currently unclear whether Congress will extend the reduction in capital gain rates of this qualified dividend income provision to or for tax years beginning on or after January 1, 2013. In general, “qualified dividend income” is income attributable to dividends received by a Fund from certain domestic and foreign corporations, as long as certain holding period and other requirements are met by the Fund with respect to the dividend-paying corporation’s stock and by the shareholders with respect to the Fund’s shares. If 95% or more of a Fund’s gross income (excluding net long-term capital gain over net short-term capital loss) constitutes qualified dividend income, all of its distributions (other than Capital Gain Dividends) will be generally treated as qualified dividend income in the hands of individual shareholders, as long as they have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend date (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date) and meet certain other requirements specified in the Code. In general, if less than 95% of a Fund’s income is attributable to qualified dividend income, then only the portion of the Fund’s distributions that is attributable to qualified dividend income and reported as such in a timely manner will be so treated in the hands of individual shareholders who meet the aforementioned holding period requirements. The rules regarding the qualification of Fund distributions as qualified dividend income are complex, including the holding period requirements. Individual Fund shareholders therefore are urged to consult their own tax advisors and financial planners. Fixed income funds typically do not distribute significant amounts of qualified dividend income.

The maximum stated corporate U.S. federal income tax rate applicable to ordinary income and net capital gain currently is 35%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. U.S. federal income tax rates are set to increase in future years under various “sunset” provisions of U.S. federal income tax laws.

For taxable years beginning on or after January 1, 2013, Section 1411 of the Code generally imposes a 3.8% Medicare contribution tax on certain high-income individuals, trusts and estates. For individuals, the 3.8% tax will apply to the lesser of (1) the amount (if any) by which the taxpayer’s modified adjusted gross income

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exceeds certain threshold amounts or (2) the taxpayer’s “net investment income.” For this purpose, “net investment income” generally includes, among other things, (i) distributions paid by a Fund of net investment income and capital gains (other than exempt-interest dividends) as described above, and (ii) any net gain recognized on the sale, redemption, exchange or other taxable disposition of Fund shares. The details of the implementation of the tax and of the calculation of net investment income, among other issues, are currently unclear and remain subject to future guidance. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.

Backup Withholding

Each Fund generally is required to withhold, and remit to the U.S. Treasury, subject to certain exemptions, an amount equal to 28% of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder if (1) the shareholder fails to furnish the Fund with a correct “taxpayer identification number” (TIN) or has not certified to the Fund that withholding does not apply or (2) the IRS notifies the Fund that the shareholder’s TIN is incorrect or the shareholder is otherwise subject to backup withholding. These backup withholding rules may also apply to distributions that are properly reported as exempt-interest dividends (defined above). This backup withholding is not an additional tax imposed on the shareholder. The shareholder may apply amounts required to be withheld as a credit against his or her future U.S. federal income tax liability, provided that the required information is furnished to the IRS. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. Unless Congress enacts legislation providing otherwise, the rate of backup withholding is set to increase to 31% for amounts distributed or paid after December 31, 2012.

Tax-Deferred Plans

The shares of a Fund may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Fund shares through such plans and/or accounts.

Corporate Shareholders

Subject to limitations and other rules, a corporate shareholder of a Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends-received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met. For information regarding eligibility for the dividends-received deduction of dividend income derived by an underlying fund in which a Fund of Funds invests, see Special Tax Considerations Pertaining to Funds of Funds above. These requirements are complex; therefore, corporate shareholders of the Funds are urged to consult their own tax advisors and financial planners.

As discussed above, a portion of the interest paid or accrued on certain high-yield discount obligations that a Fund may own may not be deductible to the issuer. If a portion of the interest paid or accrued on these obligations is not deductible, that portion will be treated as a dividend. In such cases, if the issuer of the obligation is a domestic corporation, dividend payments by a Fund may be eligible for the dividends-received deduction to the extent of the dividend portion of such interest.

Foreign Shareholders

For purposes of this discussion, “foreign shareholders” generally include: (i) nonresident alien individuals, (ii) foreign trusts (i.e., a trust other than a trust with respect to which a U.S. court is able to exercise primary

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supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), (iii) foreign estates (i.e., the income of which is not subject to U.S. tax regardless of source), and (iv) foreign corporations.

Generally, unless an exception applies, dividend distributions made to foreign shareholders other than Capital Gain Dividends and exempt-interest dividends (defined above) will be subject to non-refundable U.S. federal income tax withholding at a 30% rate (or such lower rate as may be provided under an applicable income tax treaty) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, generally, for taxable years beginning before January 1, 2012, distributions made to foreign shareholders and properly reported by a Fund as “interest-related dividends” were exempt from U.S. federal income tax withholding. The exemption for interest-related dividends did not apply to any distribution to a foreign shareholder (i) to the extent that the dividend was attributable to certain interest on an obligation if the foreign shareholder was the issuer or was a 10% shareholder of the issuer, (ii) that was within certain foreign countries that have inadequate information exchange with the United States, or (iii) to the extent the dividend is attributable to interest paid by a person that was a related person of the foreign shareholder and the foreign shareholder was a controlled foreign corporation. Interest-related dividends are generally attributable to the Fund’s net U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder. In order for a distribution to qualify as an interest-related dividend, the Fund was required to report it as such in a written notice furnished to its shareholders. Notwithstanding the foregoing, if a distribution described above is “effectively connected” with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment) of the recipient foreign shareholder, neither U.S. federal income tax withholding nor the exemption for interest-related dividends (if otherwise applicable) will apply. Instead, the distribution will be subject to the tax, reporting and withholding requirements generally applicable to U.S. persons, and an additional branch profits tax may apply if the recipient foreign shareholder is a foreign corporation.

In general, a foreign shareholder’s capital gains realized on the disposition of Fund shares and distributions properly reported as Capital Gain Dividends are not subject to U.S. federal income or withholding tax, unless: (i) such gains or distributions are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, are attributable to a U.S. permanent establishment) of the foreign shareholder; (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the disposition of Fund shares or the receipt of Capital Gain Dividends and certain other conditions are met; or (iii) the Fund shares on which the foreign shareholder realized gain constitute U.S. real property interests (USRPIs, defined below) or, in certain cases, the distributions are attributable to gain from the sale or exchange of a USRPI, as discussed below. If the requirements of clause (i) are met, the tax, reporting and withholding requirements applicable to U.S. persons generally will apply to the foreign shareholder and an additional branch profits tax may apply if the foreign shareholder is a foreign corporation. If the requirements of clause (i) are not met, but the requirements of clause (ii) are met, such gains and distributions will be subject to U.S. federal income tax at a 30% rate (or such lower rate as may be provided under an applicable income tax treaty). Please see below for a discussion of the tax implications to foreign shareholders in the event that clause (iii) applies. With respect to taxable years of a Fund beginning January 1, 2012, a distribution to a foreign shareholder attributable to the Fund’s net short-term capital gain in excess of its net long-term capital loss and reported as such by the Fund in a written statement, furnished to its shareholders (“short-term capital gain dividends”) were generally not subject to U.S. federal income or withholding tax unless clause (i), (ii) or (iii) above applies to such distributions.

It is currently unclear whether Congress will extend the exemptions from withholding for interest-related dividends and short-term capital gain dividends with respect to taxable years of a Fund beginning on or after January 1, 2012 and what the terms of any such extension would be, including whether any such extension would have retroactive effect. Even if permitted to do so, each Fund provides no assurance that it would report any distributions as interest-related dividends or short-term capital gain dividends.

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In the case of shares held through an intermediary, even if a Fund reports a payment as exempt from U.S. federal withholding tax (e.g., as a short-term capital gain or interest-related dividend), no assurance can be made that the intermediary will respect such classification, and an intermediary may withhold in spite of such reporting by a Fund. Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.

Special rules apply to distributions to foreign shareholders from a Fund if it is either a “U.S. real property holding corporation” (USRPHC) or would be a USRPHC but for the operation of certain exceptions from USRPI treatment for interests in domestically controlled REITs ( or, prior to January 1, 2012, regulated investment companies) and not-greater-than-5% interests in publicly traded classes of stock in REITs or regulated investment companies. Additionally, special rules apply to the sale of shares in a Fund if it is a USRPHC. Generally, a USRPHC is a domestic corporation that holds USRPIs—defined generally as any interest in U.S. real property or any equity interest in a USRPHC—the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States and other assets. If a Fund holds (directly or indirectly) significant interests in REITs, it may be a USRPHC.

If a Fund is a USRPHC or would be a USRPHC but for certain of the above-mentioned exceptions, amounts the Fund receives from REITs derived from gains realized from USRPIs generally will retain their character as such in the hands of the Fund’s foreign shareholders. In the hands of a foreign shareholder that holds (or has held in the prior 12 months) more than a 5% interest in any class of the Fund, such amounts generally will be treated as gains “effectively connected” with the conduct of a “U.S. trade or business,” and subject to tax at graduated rates. Moreover, such shareholder generally will be required to file a U.S. income tax return for the year recognized, and the Fund must withhold 35% of the amount of such distribution. Otherwise, in the case of all other foreign shareholders (i.e., those whose interest in any class of the Fund did not exceed 5% at any time during the prior 12 months), such amounts generally will be treated as ordinary income (regardless of whether the Fund otherwise reported such distribution as a short-term capital gain dividend or Capital Gain Dividend), and the Fund must withhold 30% (or a lower applicable treaty rate) of the amount of the distribution paid to such shareholders. If a Fund is subject to the rules of this paragraph, its foreign shareholders may also be subject to “wash sale” rules to prevent the avoidance of the foregoing tax-filing and payment obligations through the sale and repurchase of Fund shares. Prior to January 1, 2012, if a Fund was a USRPHC or would have been a USRPHC but for certain of the above-mentioned exceptions, similar rules generally also applied to any non-REIT USRPI gains recognized by the Fund directly, or indirectly through certain lower-tier regulated investment companies. It is currently unclear whether Congress will extend such application for distributions made on or after January 1, 2012 and what the terms of any such extension would be, including whether any such extension would have retroactive effect.

In addition, if a Fund is a USRPHC, it generally must withhold 10% of the amount realized in redemption by a greater-than-5% foreign shareholder, and that shareholder must file a U.S. income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain. Prior to January 1, 2012, such withholding generally was not required with respect to amounts paid in redemption of shares of a Fund if it was a domestically controlled USRPHC, or, in certain limited cases, if the Fund (whether or not domestically controlled) held substantial investments in regulated investment companies that were domestically controlled USRPHCs. It is currently unclear whether Congress will extend this exemption from withholding for redemptions made on or after January 1, 2012 and what the terms of any such extension would be, including whether any such extension would have retroactive effect.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must comply with applicable certification requirements relating to its foreign status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign shareholders should consult their tax advisors in this regard.

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Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Fund shares through foreign partnerships. In addition, additional considerations may apply to foreign trusts and foreign estates. Investors holding Fund shares through foreign entities should consult their tax advisors about their particular situation.

If a Fund qualifies and makes an election to pass through foreign taxes to its shareholders, as described earlier, foreign shareholders of the Fund could be subject to increased U.S. federal income taxation without a corresponding benefit for the pass-through of foreign taxes.

A beneficial holder of shares who is a foreign person may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax referred to above.

Tax-Exempt Shareholders

Under current law, a Fund serves to “block” (that is, prevent the attribution to shareholders of) UBTI from being realized by tax-exempt shareholders. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

It is possible that a tax-exempt shareholder will also recognize UBTI if a Fund recognizes excess inclusion income (as described above) derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs. Furthermore, any investment in residual interests of a CMO that has elected to be treated as a REMIC can create complex tax consequences, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders.

In addition, special tax consequences apply to charitable remainder trusts (CRTs) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT, as defined in Section 664 of the Code, that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a Fund to the extent that it recognizes excess inclusion income. Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund and the Fund recognizes excess inclusion income, then the Fund will be subject to a tax on that portion of its excess inclusion income for the taxable year that is allocable to such shareholders at the highest U.S. federal corporate income tax rate. The extent to which the IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. Each Fund has not yet determined whether such an election will be made. CRTs are urged to consult their tax advisors concerning the consequences of investing in a Fund.

Shareholder Reporting Obligations With Respect to Foreign Bank and Financial Accounts

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of a Fund could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on Treasury Department Form TD F 90-22.1, Report of Foreign Bank and Financial Accounts (FBAR). Shareholders should consult a tax advisor, and persons investing in the Fund through an intermediary should contact their intermediary, regarding the applicability to them of this reporting requirement.

Other Reporting and Withholding Requirements

Rules enacted in March 2010 require the reporting to the IRS of direct and indirect ownership of foreign financial accounts and foreign entities by U.S. persons. Failure, including by a U.S. person, to provide this

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required information can result in a 30% withholding tax on certain payments (“withholdable payments”), beginning in 2014 or 2015, depending on the type of payment. Specifically, withholdable payments subject to this 30% withholding tax include payments of U.S.-source dividends and interest made on or after January 1, 2014, and payments of gross proceeds from the sale or other disposal of property that can produce U.S.-source dividends or interest made on or after January 1, 2015.

The IRS has issued preliminary guidance with respect to these rules; such guidance is potentially subject to material change. Very generally, it is possible that all or a portion of distributions made by a Fund on or after the dates specified above (or such later dates as may be provided in future guidance) to a shareholder, including a distribution in redemption of shares and a distribution of income or gains otherwise exempt from withholding under the rules applicable to non-U.S. shareholders described above (e.g., Capital Gain Dividends and short-term capital gain and interest-related dividends (if such treatment is extended), as described above), will be treated as a withholdable payment subject to withholding. Payments to a foreign shareholder that is a “foreign financial institution” will generally be subject to withholding, unless such shareholder enters into an agreement with the IRS or qualifies for an exception from entering into such agreement. Payments to shareholders that are U.S. persons or foreign individuals will generally not be subject to withholding, so long as such shareholders provide a Fund with such certifications or other documentation, including, to the extent required, with regard to their direct and indirect owners, as the Fund requires to comply with these rules. Persons investing in a Fund through an intermediary should contact their intermediary regarding the application of this reporting and withholding regime to their investments in the Fund. Shareholders are urged to consult a tax advisor regarding new reporting and withholding regime, in light of their particular circumstances.

Tax Shelter Reporting Regulations

Under Treasury Regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Special Tax Considerations Pertaining to State Tax-Exempt Funds

The following summaries of certain tax considerations relating to the state tax-exempt funds set forth below are only intended as general overviews of these tax considerations. They are not intended as detailed explanations of any state’s income tax treatment of any state tax-exempt fund or its shareholders. You should consult your own tax advisor regarding the consequences of your investment in a state tax-exempt fund.

California Intermediate Municipal Bond Fund. If, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of a regulated investment company consists of obligations, which, when held by an individual, the interest therefrom is exempt from income taxation by California (California Exempt Securities), then the regulated investment company will be qualified to make distributions that are exempt from California state individual income tax (California exempt-interest distributions). For this purpose, California Exempt Securities generally are limited to California municipal securities and certain U.S. Government and U.S. Possession obligations. The California Intermediate Municipal Bond Fund intends to qualify under the above requirements so that it can pay California exempt-interest distributions.

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Within sixty days after the close of its taxable year, the Fund will notify its shareholders of the portion of the distributions paid by the Fund that is exempt from California state individual income tax. The total amount of California exempt-interest distributions paid by the Fund with respect to any taxable year cannot exceed the excess of the amount of interest received by the Fund for such year on California Exempt Securities over any amounts that, if the Fund were treated as an individual, would be considered expenses related to tax exempt income or amortizable bond premium that would not be deductible under federal income or California state individual income tax law.

Interest on indebtedness incurred or continued by a shareholder in a taxable year to purchase or carry shares of the California Intermediate Municipal Bond Fund is not deductible for California state individual income tax purposes if the Fund distributes California exempt-interest distributions during the shareholder’s taxable year.

The portion of any of the Fund’s distributions constituting California exempt-interest distributions is excludable from income for California state individual income tax purposes only. Any distributions paid to shareholders subject to California state franchise tax or California state corporate income tax may be taxable for such purposes. Accordingly, potential investors in the Fund, including, in particular, corporate investors which may be subject to either California franchise tax or California corporate income tax, should consult their own tax advisors with respect to the application of such taxes to the receipt of the Fund’s distributions and as to their own California state tax situation, in general.

Georgia Intermediate Municipal Bond Fund. The portion of the Fund’s exempt-interest distributions paid to residents of Georgia attributable to interest received by the Georgia Funds on tax-exempt obligations of the State of Georgia or its political subdivision or authorities and other Fund distributions attributable to interest received from U.S. Government obligations will be exempt from Georgia individual and corporate income taxes. There is no Georgia intangibles tax or other personal property tax applicable to the shares of the Georgia Funds owned by investors residing in Georgia. The Georgia intangibles tax was repealed by the Georgia General Assembly on March 21, 1996, further ratified by a Constitutional Amendment approved in the November 1996 General Election (GA. L 1996, P.130 § 9). The Georgia intangibles tax was repealed for taxable years beginning after January 1, 1996. Distributions attributable to capital gains realized from the sale of Georgia municipal bonds and U.S. Government obligations will be subject to the State of Georgia short-term or long-term capital gains tax, which follow the federal income tax treatment. Interest received by a Georgia resident from non-Georgia municipal state bonds and distributions received from mutual funds that derive income from non-Georgia municipal or state bonds will be subject to Georgia income tax.

Maryland Intermediate Municipal Bond Fund. The portion of the Maryland Intermediate Municipal Bond Fund’s exempt-interest distributions attributable to interest received by the Fund on tax-exempt obligations of the state of Maryland or its political subdivisions or authorities, or obligations issued by the government of Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa or their authorities (Maryland Municipal Bonds) and distributions attributable to gains from the disposition Maryland Municipal Bonds (other than obligations issued by U.S. possessions) or interest on U.S. Government obligations will be exempt from Maryland individual and corporate income taxes; any other Fund distributions will be subject to Maryland income tax. Fund shareholders will be informed annually regarding the portion of the Maryland Intermediate Municipal Bond Fund’s distributions that constitutes income exempt from Maryland income taxes. Maryland presently includes in Maryland taxable income a portion of certain items of tax preference as defined in the Code. Interest paid on certain private activity bonds constitutes such a tax preference if the bonds (i) are not Maryland Municipal Bonds or (ii) are Maryland Municipal Bonds issued by U.S. possessions. Accordingly, up to 50% of any distributions from the Maryland Intermediate Municipal Bond Fund attributable to interest on such private activity bonds may not be exempt from Maryland state and local individual income taxes. Shares of the Maryland Intermediate Municipal Bond Fund will not be subject to the Maryland personal property tax.

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North Carolina Intermediate Municipal Bond Fund. The portion of the North Carolina Intermediate Municipal Bond Fund’s exempt-interest distributions attributable to interest received by the Fund on tax-exempt obligations of the State of North Carolina or its political subdivisions, commissions, authorities, agencies or non-profit educational institutions organized or chartered under the laws of North Carolina, or obligations issued by the United States or its possessions will be exempt from North Carolina individual and corporate income taxes. Although capital gain distributions generally are subject to tax in North Carolina, individual shareholders of the North Carolina Intermediate Municipal Bond Fund may deduct the amount of capital gain distributions (if any) attributable to the sale of certain obligations issued before July 1, 1995 for purposes of determining their North Carolina taxable income.

South Carolina Intermediate Municipal Bond Fund. The portion of the South Carolina Intermediate Municipal Bond Fund’s exempt-interest distributions attributable to interest received by the Fund on tax-exempt obligations of the State of South Carolina, its political subdivisions or exempt interest upon obligations of the United States will be exempt from South Carolina income taxes. Distributions of capital gains or income not attributable to interest from tax-exempt obligations of the State of South Carolina, its political subdivisions or exempt interest on obligations of the United States may be subject to South Carolina income taxes.

Although distributions of capital gains and the gain recognized with respect to the sale or exchange of shares of the Fund may be subject to the South Carolina state income tax, individuals, estates and trusts are entitled to a deduction for South Carolina taxable income purposes equal to 44% of the net capital gain recognized in South Carolina during a taxable year. The definition of net capital gain for federal income tax purposes is utilized for purposes of this deduction. In the case of estates or trusts, the deduction is applicable only to income taxed to the estate or trust or individual beneficiaries and not income passed through to non-individual beneficiaries.

Virginia Intermediate Municipal Bond Fund. The portion of the Virginia Intermediate Municipal Bond Fund’s distributions attributable to interest on (i) debt obligations of Virginia or its political subdivisions, and (ii) debt obligations of the United States and any authority, commission or instrumentality of the United States (including Puerto Rico, Guam, and the U.S. Virgin Islands), that are, in each case, backed by the full faith and credit of the borrowing government, will be exempt from Virginia income tax. Furthermore, any of the Virginia Intermediate Municipal Bond Fund’s distributions that are attributable to realized gains from dispositions of the foregoing debt obligations may also be exempt from Virginia income tax.

195

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of April 30, 2012, the name, address and percentage of ownership of each person who may be deemed to be a “principal holder” (i.e., owns of record or is known by the Trust to own beneficially 5% or more of any class of a Fund’s outstanding shares) is listed below.

Principal Holder Ownership of the Fund with fiscal year ending January 31:

Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
LifeGoal Balanced Growth Portfolio Class A	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	21,539,428.904	37.01%

LifeGoal Balanced Growth Portfolio Class A	EDWARD D JONES & CO MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HTS MO 63043-3009	4,724,250.218	8.12%

LifeGoal Balanced Growth Portfolio Class B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	4,739,082.769	73.44%

LifeGoal Balanced Growth Portfolio Class B	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	391,274.326	6.06%

LifeGoal Balanced Growth Portfolio Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	3,832,794.573	51.83%

LifeGoal Balanced Growth Portfolio Class R	FRONTIER TRUST CO FBO BROWN & JONES REPORTING 401K PLAN PO BOX 10758 FARGO ND 58106-0758	44,993.696	12.06%

196

Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
LifeGoal Balanced Growth Portfolio Class R	MG TRUST COMPANY CUST. FBO LINCOLN PROVISION, INC. EMPLOYEES’ 700 17TH ST STE 300 DENVER CO 80202-3531	44,856.914	12.03%

LifeGoal Balanced Growth Portfolio Class R	DONALD BLASLAND FBO PW LABORATORIES INC 401K PSP 805 S WHEATLEY ST STE 600 RIDGELAND MS 39157-5005	36,629.604	9.82%

LifeGoal Balanced Growth Portfolio Class R	CHARLES SCHWAB BANK CUST WOODRIDGE CLINIC SC PS & 401K PLAN 2423 E LINCOLN DR PHOENIX AZ 85016-1215	34,759.784	9.32%

LifeGoal Balanced Growth Portfolio Class R	ORCHARD TRUST CO TTEE EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	19,138.970	5.13%

LifeGoal Balanced Growth Portfolio Class T	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	2,093,784.794	23.53%

LifeGoal Balanced Growth Portfolio Class Z	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	5,727,309.607	44.77%

LifeGoal Growth Portfolio Class A	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	9,619,908.416	21.14%

LifeGoal Growth Portfolio Class A	AMERICAN ENTERPRISE INVESTMENT SVCS PO BOX 9446 MINNEAPOLIS MN 55440-9446	5,024,587.854	11.04%

197

Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
LifeGoal Growth Portfolio Class B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	2,562,780.235	36.31%

LifeGoal Growth Portfolio Class B	AMERICAN ENTERPRISE INVESTMENT SVCS PO BOX 9446 MINNEAPOLIS MN 55440-9446	566,734.259	8.03%

LifeGoal Growth Portfolio Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	2,755,394.982	32.98%

LifeGoal Growth Portfolio Class C	AMERICAN ENTERPRISE INVESTMENT SVCS PO BOX 9446 MINNEAPOLIS MN 55440-9446	677,471.412	8.11%

LifeGoal Growth Portfolio Class C	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	555,036.741	6.64%

LifeGoal Growth Portfolio Class R	ORCHARD TRUST CO TTEE EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	45,952.303	16.86%

LifeGoal Growth Portfolio Class R	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	35,143.188	12.89%

LifeGoal Growth Portfolio Class R	FRONTIER TRUST CO FBO BROWN & JONES REPORTING 401K PLAN PO BOX 10758 FARGO ND 58106-0758	32,349.876	11.87%

198

Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
LifeGoal Growth Portfolio Class R	MG TRUST CO CUST FBO LORTON STONE LLC RETPLAN 700 17TH ST STE 300 DENVER CO 80202-3531	30,732.922	11.27%

LifeGoal Growth Portfolio Class R	MG TRUST CO CUST FBO CLINICA CAMPESINA FAMILY HEALTH SER 700 17TH ST STE 300 DENVER CO 80202-3531	26,643.627	9.77%

LifeGoal Growth Portfolio Class R	FRONTIER TRUST CO FBO RIVERFRONT STEEL 401K PLAN PO BOX 10758 FARGO ND 58106-0758	23,493.549	8.62%

LifeGoal Growth Portfolio Class R	JEFF POPKIN FBO KEG 1 O NEAL 401K PLAN 805 S WHEATLEY ST STE 600 RIDGELAND MS 39157-5005	21,738.816	7.97%

LifeGoal Growth Portfolio Class R	MG TRUST CO CUST FBO ALBERT FREI & SONS INC 401K PLAN 700 17TH ST STE 300 DENVER CO 80202-3531	15,997.308	5.87%

LifeGoal Growth Portfolio Class R	MG TRUST CO CUST FBO SECOND CITY INC 401K 700 17TH ST STE 300 DENVER CO 80202-3531	14,292.760	5.24%

LifeGoal Growth Portfolio Class R4	WELLS FARGO BANK NA FBO P C INC PSP TOTAL EQUITY PO BOX 1533 MINNEAPOLIS MN 55480-1533	11,912.217	50.01%

LifeGoal Growth Portfolio Class R4	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	10,857.670	45.58%

LifeGoal Growth Portfolio Class Z	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	2,837,480.057	68.22%

199

Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
LifeGoal Growth Portfolio Class Z	NFS LLC FEBO STATE STREET BANK TRUST CO TTEE VARIOUS RETIREMENT PLANS 440 MAMARONECK AVE HARRISON NY 10528-2418	430,888.677	10.36%

LifeGoal Income and Growth Portfolio Class A	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	3,580,571.149	57.19%

LifeGoal Income and Growth Portfolio Class A	AMERICAN ENTERPRISE INVESTMENT SVCS PO BOX 9446 MINNEAPOLIS MN 55440-9446	482,729.315	7.71%

LifeGoal Income and Growth Portfolio Class B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	850,374.649	76.47%

LifeGoal Income and Growth Portfolio Class B	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	61,710.968	5.55%

LifeGoal Income and Growth Portfolio Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	978,149.568	44.30%

LifeGoal Income and Growth Portfolio Class C	AMERICAN ENTERPRISE INVESTMENT SVCS PO BOX 9446 MINNEAPOLIS MN 55440-9446	172,109.874	7.79%

LifeGoal Income and Growth Portfolio Class C	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	120,100.104	5.44%

200

Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
LifeGoal Income and Growth Portfolio Class R	FRONTIER TRUST CO FBO ELDER HEALTH CARE OF VOLUSIA P A PO BOX 10758 FARGO ND 58106-0758	36,411.068	26.04%

LifeGoal Income and Growth Portfolio Class R	FRONTIER TRUST CO FBO BENCH INTERNATIONAL SEARCH INC PO BOX 10758 FARGO ND 58106-0758	15,060.561	10.77%

LifeGoal Income and Growth Portfolio Class R	FRONTIER TRUST CO FBO TRI-EAGLE SALES 401K PROFIT SHARI PO BOX 10758 FARGO ND 58106-0758	10,006.484	7.16%

LifeGoal Income and Growth Portfolio Class R	MG TRUST CO CUST FBO CHERNIN ENTERTAINMENT LLC EMPLOYEE 700 17TH ST STE 300 DENVER CO 80202-3531	9,908.628	7.09%

LifeGoal Income and Growth Portfolio Class R	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	9,702.622	6.94%

LifeGoal Income and Growth Portfolio Class R	MG TRUST CO CUST FBO SECOND CITY INC 700 17TH ST STE 300 DENVER CO 80202-3531	8,355.024	5.98%

LifeGoal Income and Growth Portfolio Class R	MID ATLANTIC TRUST COMPANY FBO UNIQUE CATERING & FINE FOODS 401 K PROFIT SHARING PLAN & TRUST 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	8,306.447	5.94%

LifeGoal Income and Growth Portfolio Class R	MG TRUST CO CUST FBO MIRAMAR LABS 401K PROFIT-SHARING 700 17TH ST STE 300 DENVER CO 80202-3531	7,322.326	5.24%

201

Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
LifeGoal Income and Growth Portfolio Class Z	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	1,122,677.800	55.69%

LifeGoal Income and Growth Portfolio Class Z	NFS LLC FEBO STATE STREET BANK TRUST CO TTEE VARIOUS RETIREMENT PLANS 440 MAMARONECK AVE HARRISON NY 10528-2418	132,139.440	6.56%

LifeGoal Income and Growth Portfolio Class Z	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	119,726.719	5.94%

LifeGoal Income Portfolio Class A	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	685,409.771	43.20%

LifeGoal Income Portfolio Class A	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	288,000.413	18.15%

LifeGoal Income Portfolio Class B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	116,711.994	57.71%

LifeGoal Income Portfolio Class B	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	33,484.466	16.56%

202

Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
LifeGoal Income Portfolio Class B	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	11,557.969	5.72%

LifeGoal Income Portfolio Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	193,184.261	36.80%

LifeGoal Income Portfolio Class C	CITIGROUP GLOBAL MARKETS, INC ATTN: PETER BOOTH 7TH FLOOR 333 W 34TH ST NEW YORK NY 10001-2417	81,053.838	15.44%

LifeGoal Income Portfolio Class C	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	60,837.425	11.59%

LifeGoal Income Portfolio Class C	AMERICAN ENTERPRISE INVESTMENT SVCS PO BOX 9446 MINNEAPOLIS MN 55440-9446	27,225.705	5.19%

LifeGoal Income Portfolio Class Z	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	112,102.623	37.73%

LifeGoal Income Portfolio Class Z	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	48,093.857	16.19%

LifeGoal Income Portfolio Class Z	MG TRUST CO CUST FBO BANK OF AMERICA N A 700 17TH ST STE 300 DENVER CO 80202-3531	20,525.718	6.91%

LifeGoal Income Portfolio Class Z	STATE STREET CORPORATION FBO ADP ACCESS 1 LINCOLN ST BOSTON MA 02111-2901	15,341.820	5.16%

203

Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
LifeGoal Income Portfolio Class Z	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	14,860.385	5.00%

Masters International Equity Portfolio Class A	AMERICAN ENTERPRISE INVESTMENT SVCS PO BOX 9446 MINNEAPOLIS MN 55440-9446	1,725,706.299	58.72%

Masters International Equity Portfolio Class A	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	446,675.635	15.20%

Masters International Equity Portfolio Class A	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	218,905.154	7.45%

Masters International Equity Portfolio Class B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	103,454.162	45.24%

Masters International Equity Portfolio Class B	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	35,062.199	15.33%

Masters International Equity Portfolio Class B	AMERICAN ENTERPRISE INVESTMENT SVCS PO BOX 9446 MINNEAPOLIS MN 55440-9446	31,699.516	13.86%

Masters International Equity Portfolio Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	196,168.548	29.57%

204

Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
Masters International Equity Portfolio Class C	AMERICAN ENTERPRISE INVESTMENT SVCS PO BOX 9446 MINNEAPOLIS MN 55440-9446	123,275.087	18.58%

Masters International Equity Portfolio Class C	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	48,208.707	7.27%

Masters International Equity Portfolio Class C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	46,763.375	7.05%

Masters International Equity Portfolio Class C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	37,567.391	5.66%

Masters International Equity Portfolio Class R	MG TRUST CO CUST BHAVA COMMUNICATIONS INC 401K 700 17TH ST STE 300 DENVER CO 80202-3531	3,640.766	54.14%

Masters International Equity Portfolio Class R	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	1,461.052	21.73%

Masters International Equity Portfolio Class R	COUNSEL TRUST DBA MATC PROST DATA INC 401K PSP & TRUST 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	1,179.183	17.53%

Masters International Equity Portfolio Class Z	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DRIVE E JACKSONVILLE FL 32246-6484	3,038,151.694	88.74%

As of April 30, 2012, the name, address and percentage of ownership of each person who may be deemed to be a “control person” (as that term is defined in the 1940 Act) of a Fund because it owns of record more than 25% of the outstanding shares of the Fund by virtue of its fiduciary roles with respect to its clients or otherwise,

205

is shown below. A control person may be able to facilitate shareholder approval of proposals it approves and to impede shareholder approval of proposals it opposes. If a control person’s record ownership of a Fund’s outstanding shares exceeds 50%, then, for certain shareholder proposals, such control person may be able to approve, or prevent approval, of such proposals without regard to votes by other Fund shareholders.

Control Person Ownership of the Funds with fiscal year ending January 31:

Fund	Shareholder Account Registration	Share Balance	Percentage of Fund
LifeGoal Balanced Growth Portfolio	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	37,932,400.647	40.30%

LifeGoal Growth Portfolio	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	17,810,706.878	27.25%

LifeGoal Income and Growth Portfolio	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	6,541,475.788	55.73%

LifeGoal Income Portfolio	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	1,107,408.649	42.42%

Masters International Equity Portfolio	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	3,785,911.091	52.14%

206

Fund	Shareholder Account Registration	Share Balance	Percentage of Fund
Masters International Equity Portfolio	AMERICAN ENTERPRISE INVESTMENT SVCS PO BOX 9446 MINNEAPOLIS MN 55440-9446	1,880,680.902	25.90%

As of May 31, 2012, the name, address and percentage of ownership of each person who may be deemed to be a “principal holder” (i.e., owns of record or is known by the Trust to own beneficially 5% or more of any class of a Fund’s outstanding shares) is listed below.

Principal Holder Ownership of the Fund with fiscal year ending February 29:

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Convertible Securities Fund Class A	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	6,969,950.040	54.08%

Convertible Securities Fund Class A	AMERICAN ENTERPRISE INVESTMENT SVCS PO BOX 9446 MINNEAPOLIS MN 55440-9446	793,762.012	6.16%

Convertible Securities Fund Class A	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	731,604.319	5.68%

Convertible Securities Fund Class B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	85,393.573	52.96%

Convertible Securities Fund Class B	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	24,712.835	15.33%

Convertible Securities Fund Class B	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	12,806.140	7.94%

207

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Convertible Securities Fund Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	700,850.672	52.68%

Convertible Securities Fund Class C	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	149,814.717	11.26%

Convertible Securities Fund Class C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	70,661.631	5.31%

Convertible Securities Fund Class C	UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	67,088.069	5.04%

Convertible Securities Fund Class I	COLUMBIA LIFEGOAL GROWTH PORTFOLIO 1767 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0001	2,949,896.925	25.85%

Convertible Securities Fund Class I	RIVERSOURCE PORTFOLIO BUILDER MODERATE FUND 1767 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0001	2,538,207.567	22.24%

Convertible Securities Fund Class I	RVS INCOME BLDR BASIC INCOME FD 1767 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0017	1,693,660.215	14.84%

Convertible Securities Fund Class I	RIVERSOURCE PORTFOLIO BUILDER MODERATE AGGRESSIVE FUND 1767 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0001	1,603,686.152	14.05%

208

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Convertible Securities Fund Class I	COLUMBIA LIFEGOAL BALANCED GROWTH PORTFOLIO 1767 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0001	1,481,378.577	12.98%

Convertible Securities Fund Class R	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	108,768.512	78.07%

Convertible Securities Fund Class W	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	1,311,915.551	99.90%

Convertible Securities Fund Class Z	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	5,794,753.370	66.35%

International Value Fund Class A	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	4,952,640.768	29.90%

International Value Fund Class A	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	4,952,640.768	29.90%

International Value Fund Class A	UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	1,984,482.097	11.98%

209

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
International Value Fund Class A	RAYMOND JAMES FBO OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	1,253,819.177	7.57%

International Value Fund Class A	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET NEW YORK NY 10281-1003	1,129,647.648	6.82%

International Value Fund Class A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	1,033,081.761	6.24%

International Value Fund Class B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	9,477.481	16.26%

International Value Fund Class B	EDWARD D JONES & CO MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HTS MO 63043-3009	8,149.025	13.98%

International Value Fund Class B	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	7,587.497	13.02%

International Value Fund Class B	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	7,580.655	13.00%

International Value Fund Class B	AMERICAN ENTERPRISE INVESTMENT SVCS PO BOX 9446 MINNEAPOLIS MN 55440-9446	5,060.141	8.68%

210

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
International Value Fund Class B	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	4,099.974	7.03%

International Value Fund Class B	RAYMOND JAMES FBO OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	3,138.813	5.38%

International Value Fund Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	812,530.122	31.00%

International Value Fund Class C	RAYMOND JAMES FBO OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	296,856.726	11.33%

International Value Fund Class C	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	217,732.021	8.31%

International Value Fund Class C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	208,978.984	7.97%

International Value Fund Class C	UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	177,189.079	6.76%

211

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
International Value Fund Class C	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET NEW YORK NY 10281-1003	141,292.065	5.39%

International Value Fund Class I	RIVERSOURCE INVESTMENTS LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	179.469	100.00%

International Value Fund Class R	MG TRUST COMPANY CUST FBO LEE-SILSBY COMPOUNDING PHARMACY 700 17TH ST STE 300 DENVER CO 80202-3531	410.378	69.34%

International Value Fund Class R	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	181.422	30.66%

International Value Fund Class Z	EDWARD D JONES & CO MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HTS MO 63043-3009	20,117,436.958	29.47%

International Value Fund Class Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	15,590,671.197	22.84%

International Value Fund Class Z	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	12,657,890.197	18.54%

212

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
International Value Fund Class Z	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	4,623,921.386	6.77%

Large Cap Core Fund Class A	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	6,302,040.200	76.35%

Large Cap Core Fund Class B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	23,634.674	44.47%

Large Cap Core Fund Class B	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	8,604.741	16.19%

Large Cap Core Fund Class B	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	7,367.195	13.86%

Large Cap Core Fund Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	54,986.369	29.51%

Large Cap Core Fund Class C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	33,037.045	17.73%

213

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Large Cap Core Fund Class C	AMERICAN ENTERPRISE INVESTMENT SVCS PO BOX 9446 MINNEAPOLIS MN 55440-9446	23,569.748	12.65%

Large Cap Core Fund Class C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	14,955.760	8.03%

Large Cap Core Fund Class I	RIVERSOURCE PORTFOLIO BUILDER MODERATE AGGRESSIVE FUND 1767 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0001	2,305,010.517	28.18%

Large Cap Core Fund Class I	COLUMBIA LIFEGOAL GROWTH PORTFOLIO 1767 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0001	2,168,824.732	26.52%

Large Cap Core Fund Class I	RIVERSOURCE PORTFOLIO BUILDER MODERATE FUND 1767 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0001	1,559,132.979	19.06%

Large Cap Core Fund Class I	RIVERSOURCE PORTFOLIO BUILDER AGGRESSIVE FUND 1767 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0001	1,551,427.046	18.97%

Large Cap Core Fund Class I	RIVERSOURCE PORTFOLIO BUILDER MODERATE CONSERVATIVE FUND 1767 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0001	483,714.879	5.91%

Large Cap Core Fund Class W	RIVERSOURCE INVESTMENTS LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	211.864	100.00%

214

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Large Cap Core Fund Class	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF IT CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE E JACKSONVILLE FL 32246-6484	25,724,854.970	63.97%

Large Cap Enhanced Core Fund Class A	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	433,967.272	49.56%

Large Cap Enhanced Core Fund Class I	COLUMBIA THERMOSTAT FUND 227 W MONROE ST STE 3000 CHICAGO IL 60606-5018	1,730,445.464	99.99%

Large Cap Enhanced Core Fund Class R	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	4,474.888	25.90%

Large Cap Enhanced Core Fund Class R	CHRISTI LAIRD FBO COUNTYWIDE MECHANICAL SYSTEMS 401 K PROFIT SHARING PLAN & TRUST INC 9330 STEVENS RD STE A SANTEE CA 92071-5639	4,463.936	25.84%

Large Cap Enhanced Core Fund Class R	MG TRUST CO CUST FBO APPLIED RELIABILITY ENGINEERING 700 17TH ST STE 300 DENVER CO 80202-3531	3,740.151	21.65%

Large Cap Enhanced Core Fund Class R	PHILIP SCHRAM JULIE BENTLEY FBO BUFFALO WINGS & RINGS LLC 401K PSP & TRUS 564 OLD STATE ROUTE 74 STE 3 CINCINNATI OH 45244-1519	3,324.882	19.25%

Large Cap Enhanced Core Fund Class R	CAPITAL BANK & TRUST CO TTEE F MICROSEISMIC INC 401K 8515 E ORCHARD RD GREENWOOD VLG CO 80111-5002	864.069	5.00%

215

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Large Cap Enhanced Core Fund Class Y	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	220,784.773	100.00%

Large Cap Enhanced Core Fund Class Z	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	16,175,344.192	94.08%

Large Cap Index Fund Class A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	1,993,158.873	11.20%

Large Cap Index Fund Class A	ORCHARD TRUST COMPANY LLC TTEE FBO EMPLOYEE BENEFITS CLIENTS 401(K) PLAN 8515 E ORCHARD RD GREENWOOD VLG CO 80111-5002	1,387,103.196	7.80%

Large Cap Index Fund Class A	RELIANCE TRUST CO FBO RETIREMENT PLANS SERVICED BY METLIFE 8515 E ORCHARD RD GREENWOOD VLG CO 80111-5002	1,084,217.362	6.09%

Large Cap Index Fund Class A	VRSCO FBO AIGFSB CUSTODIAN TRUSTEE FBO BAPTIST HEALTH SYSTEM 403B 2929 ALLEN PKWY STE A6-20 HOUSTON TX 77019-7117	1,020,631.065	5.74%

Large Cap Index Fund Class B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE E FL 3 JACKSONVILLE FL 32246-6484	11,381.587	35.04%

216

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Large Cap Index Fund Class B	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	4,937.689	15.20%

Large Cap Index Fund Class B	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET NEW YORK NY 10281-1003	3,347.645	10.31%

Large Cap Index Fund Class I	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN TIM ARMBRUSTMACHER 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	103.220	100.00%

Large Cap Index Fund Class Z	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	19,001,975.336	26.08%

Large Cap Index Fund Class Z	FIDELITY INVESTMENTS INST L OPS CO FIIOC AS AGENT FOR CERTAIN EMPLOYEE BENEFIT PLANS 100 MAGELLAN WAY COVINGTON KY 41015-1999	4,606,675.531	6.32%

Large Cap Index Fund Class Z	AEROSPACE TESTING ALLIANCE RETIREMENT ATTN LEE WHITHAM 600 WILLIAM NORTHERN BLVD TULLAHOMA TN 37388-4729	3,916,154.338	5.37%

Large Cap Value Fund Class A	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	5,534,453.851	15.91%

217

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Large Cap Value Fund Class A	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	2,562,216.585	7.36%

Large Cap Value Fund Class A	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	2,436,791.034	7.00%

Large Cap Value Fund Class A	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	2,063,839.523	5.93%

Large Cap Value Fund Class A	EDWARD D JONES & CO MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HTS MO 63043-3009	1,745,960.011	5.02%

Large Cap Value Fund Class B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	163,664.824	14.21%

Large Cap Value Fund Class B	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET NEW YORK NY 10281-1003	88,733.467	7.70%

Large Cap Value Fund Class B	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	61,464.516	5.34%

Large Cap Value Fund Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	400,433.447	17.70%

218

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Large Cap Value Fund Class C	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	156,553.333	6.92%

Large Cap Value Fund Class C	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	129,079.996	5.70%

Large Cap Value Fund Class C	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	125,848.007	5.56%

Large Cap Value Fund Class I	RIVERSOURCE INVESTMENTS LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	244.379	100.00%

Large Cap Value Fund Class R	COMMUNITY BANK NA AS CUST FBO SIMED RETIREMENT PLAN 6 RHOADS DR STE 7 UTICA NY 13502-6317	22,340.135	51.21%

Large Cap Value Fund Class R	RELIANCE TRUST CO FBO HORIZON CORP PO BOX 48529 ATLANTA GA 30362-1529	4,079.327	9.35%

Large Cap Value Fund Class R	MARK A O NEAL FBO MARK A O NEAL & ASSOCIATES I 401K PSP & TRUST 522 EUROPE ST BATON ROUGE LA 70802-6407	3,695.112	8.47%

Large Cap Value Fund Class R	SCOTT E SILVEY FBO GENERAL POWER & CONTROL 401K PSP& TRUST 5252 GATEWAY DR GEISMAR LA 70734-3409	3,412.089	7.82%

Large Cap Value Fund Class R	FIIOC FBO COUNTRY CLUB OF YORK EMPLOYEE RET SAVINGS PLAN 100 MAGELLAN WAY COVINGTON KY 41015-1987	2,922.627	6.70%

219

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Large Cap Value Fund Class R	MID ATLANTIC TRUST CO FBO GEORGE ELLIOTT INC 401K PSP & TRUST 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	2,746.592	6.30%

Large Cap Value Fund Class W	RIVERSOURCE INVESTMENTS LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	244.858	100.00%

Large Cap Value Fund Class Y	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE E FL 3 JACKSONVILLE FL 32246-6484	563,275.344	100.00%

Large Cap Value Fund Class Z	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	20,067,581.853	72.15%

Large Cap Value Fund Class Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	1,524,012.594	5.48%

Marsico 21st Century Fund Class A	AMERICAN ENTERPRISE INVESTMENT SVCS PO BOX 9446 MINNEAPOLIS MN 55440-9446	9,482,874.327	17.78%

Marsico 21st Century Fund Class A	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	7,044,100.721	13.21%

Marsico 21st Century Fund Class A	UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	6,656,229.872	12.48%

220

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Marsico 21st Century Fund Class A	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	5,289,496.040	9.92%

Marsico 21st Century Fund Class A	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET NEW YORK NY 10281-1003	5,270,657.114	9.88%

Marsico 21st Century Fund Class B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	1,322,991.637	24.20%

Marsico 21st Century Fund Class B	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	953,891.943	17.44%

Marsico 21st Century Fund Class B	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	566,206.707	10.35%

Marsico 21st Century Fund Class B	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	409,276.801	7.48%

Marsico 21st Century Fund Class B	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	396,100.125	7.24%

Marsico 21st Century Fund Class B	AMERICAN ENTERPRISE INVESTMENT SVCS PO BOX 9446 MINNEAPOLIS MN 55440-9446	386,276.325	7.06%

221

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Marsico 21st Century Fund Class B	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET NEW YORK NY 10281-1003	340,088.742	6.22%

Marsico 21st Century Fund Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	6,564,056.879	26.50%

Marsico 21st Century Fund Class C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	3,194,873.825	12.90%

Marsico 21st Century Fund Class C	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	2,169,683.721	8.76%

Marsico 21st Century Fund Class C	UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	2,004,363.238	8.09%

Marsico 21st Century Fund Class	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET NEW YORK NY 10281-1003	1,408,327.355	5.69%

Marsico 21st Century Fund Class C	CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH 7TH FLOOR 333 W 34TH ST NEW YORK NY 10001-2417	1,320,685.818	5.33%

Marsico 21st Century Fund Class R	HARTFORD SECURITIES DISTRIBUTION COMPANY INC ATTN UIT OPERATIONS/PRG PO BOX 2999 HARTFORD CT 06104-2999	492,975.949	22.23%

222

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Marsico 21st Century Fund Class R	HARTFORD LIFE INS. CO. SEPARATE ACCOUNT ATTN UIT OPERATIONS PO BOX 2999 HARTFORD CT 06104-2999	392,070.913	17.68%

Marsico 21st Century Fund Class R	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	149,012.579	6.72%

Marsico 21st Century Fund Class Z	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	5,587,933.879	19.63%

Marsico 21st Century Fund Class Z	FIDELITY INVESTMENTS INST L OPS CO FIIOC AS AGENT FOR CERTAIN EMPLOYEE BENEFIT PLANS 100 MAGELLAN WAY COVINGTON KY 41015-1999	4,629,696.063	16.26%

Marsico 21st Century Fund Class Z	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	4,525,680.709	15.90%

Marsico 21st Century Fund Class Z	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	2,601,350.703	9.14%

Marsico 21st Century Fund Class Z	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET NEW YORK NY 10281-1003	1,805,771.633	6.34%

Marsico 21st Century Fund Class Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	1,672,488.754	5.87%

223

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Marsico 21st Century Fund Class Z	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	1,650,621.108	5.80%

Marsico Focused Equities Fund Class A	RAYMOND JAMES FBO OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	17,789,218.632	41.48%

Marsico Focused Equities Fund Class A	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	7,325,478.658	17.08%

Marsico Focused Equities Fund Class A	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET NEW YORK NY 10281-1003	3,358,331.841	7.83%

Marsico Focused Equities Fund Class B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	538,567.796	56.81%

Marsico Focused Equities Fund Class B	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	82,477.314	8.70%

Marsico Focused Equities Fund Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	6,232,666.509	53.99%

224

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Marsico Focused Equities Fund Class C	RAYMOND JAMES FBO OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	1,123,316.646	9.73%

Marsico Focused Equities Fund Class C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	1,001,817.561	8.68%

Marsico Focused Equities Fund Class C	UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	689,723.151	5.97%

Marsico Focused Equities Fund Class C	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	687,382.798	5.95%

Marsico Focused Equities Fund Class I	RIVERSOURCE INVESTMENTS LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	121.418	100.00%

Marsico Focused Equities Fund Class Z	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	6,437,746.217	24.79%

Marsico Focused Equities Fund Class Z	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	3,618,241.385	13.93%

225

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Marsico Focused Equities Fund Class Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	3,245,828.499	12.50%

Marsico Focused Equities Fund Class Z	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET NEW YORK NY 10281-1003	3,057,288.798	11.77%

Marsico Global Fund Class A	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	129,640.467	28.63%

Marsico Global Fund Class A	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN TIM ARMBRUSTMACHER 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	122,062.004	26.96%

Marsico Global Fund Class A	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	61,653.406	13.62%

Marsico Global Fund Class A	AMERICAN ENTERPRISE INVESTMENT SVCS PO BOX 9446 MINNEAPOLIS MN 55440-9446	61,250.124	13.53%

Marsico Global Fund Class C	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN TIM ARMBRUSTMACHER 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	121,692.393	57.98%

Marsico Global Fund Class C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	23,548.305	11.22%

226

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Marsico Global Fund Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	21,600.080	10.29%

Marsico Global Fund Class C	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	16,172.147	7.71%

Marsico Global Fund Class R	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN TIM ARMBRUSTMACHER 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	121,831.907	98.29%

Marsico Global Fund Class Z	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN TIM ARMBRUSTMACHER 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	122,156.597	80.90%

Marsico Global Fund Class Z	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	16,492.633	10.92%

Marsico Growth Fund Class A	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	5,661,012.202	18.34%

Marsico Growth Fund Class A	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	5,035,711.033	16.31%

227

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Marsico Growth Fund Class A	UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	4,185,136.064	13.56%

Marsico Growth Fund Class A	AMERICAN ENTERPRISE INVESTMENT SVCS PO BOX 9446 MINNEAPOLIS MN 55440-9446	3,104,169.925	10.06%

Marsico Growth Fund Class A	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	1,939,368.505	6.28%

Marsico Growth Fund Class B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	622,050.665	50.55%

Marsico Growth Fund Class B	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	96,963.041	7.88%

Marsico Growth Fund Class B	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	96,688.511	7.86%

Marsico Growth Fund Class B	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	66,876.350	5.43%

Marsico Growth Fund Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	8,123,346.226	51.68%

228

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Marsico Growth Fund Class C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	1,531,082.038	9.74%

Marsico Growth Fund Class C	UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	848,555.898	5.40%

Marsico Growth Fund Class I	RIVERSOURCE INVESTMENTS LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	136.687	100.00%

Marsico Growth Fund Class R	HARTFORD LIFE INS. CO. SEPARATE ACCOUNT ATTN UIT OPERATIONS PO BOX 2999 HARTFORD CT 06104-2999	482,310.334	49.56%

Marsico Growth Fund Class R	HARTFORD SECURITIES DISTRIBUTION COMPANY INC ATTN UIT OPERATIONS/PRG PO BOX 2999 HARTFORD CT 06104-2999	106,898.830	10.98%

Marsico Growth Fund Class R	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	83,822.254	8.61%

Marsico Growth Fund Class W	RIVERSOURCE INVESTMENTS LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	139.043	100.00%

Marsico Growth Fund Class Z	EDWARD D JONES & CO MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HTS MO 63043-3009	22,589,294.760	27.33%

229

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Marsico Growth Fund Class Z	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	18,033,205.134	21.82%

Marsico Growth Fund Class Z	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	13,880,094.588	16.79%

Marsico Growth Fund Class Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	4,805,914.661	5.81%

Marsico International Opportunities Fund Class A	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	1,152,604.587	13.78%

Marsico International Opportunities Fund Class A	AMERICAN ENTERPRISE INVESTMENT SVCS PO BOX 9446 MINNEAPOLIS MN 55440-9446	889,458.136	10.63%

Marsico International Opportunities Fund Class A	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	672,033.319	8.04%

Marsico International Opportunities Fund Class A	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET NEW YORK NY 10281-1003	605,824.486	7.24%

Marsico International Opportunities Fund Class B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	260,338.337	37.34%

230

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Marsico International Opportunities Fund Class B	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	89,345.149	12.81%

Marsico International Opportunities Fund Class B	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	51,057.541	7.32%

Marsico International Opportunities Fund Class B	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	47,300.644	6.78%

Marsico International Opportunities Fund Class B	AMERICAN ENTERPRISE INVESTMENT SVCS PO BOX 9446 MINNEAPOLIS MN 55440-9446	42,103.221	6.04%

Marsico International Opportunities Fund Class C	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET NEW YORK NY 10281-1003	547,096.985	24.75%

Marsico International Opportunities Fund Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	463,945.099	20.98%

Marsico International Opportunities Fund Class C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	239,213.169	10.82%

Marsico International Opportunities Fund Class C	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	210,166.751	9.51%

231

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Marsico International Opportunities Fund Class I	RIVERSOURCE INVESTMENTS LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	223.614	100.00%

Marsico International Opportunities Fund Class R	HARTFORD SECURITIES DISTRIBUTION COMPANY INC ATTN UIT OPERATIONS/PRG PO BOX 2999 HARTFORD CT 06104-2999	21,616.343	20.27%

Marsico International Opportunities Fund Class R	CLIFFORD BRITT WT COMERFORD JR TTEE COMERFORD & BRITT LLP RSP C/O FASCORE LLC 8515 E ORCHARD RD GREENWOOD VLG CO 80111-5002	14,812.043	13.89%

Marsico International Opportunities Fund Class R	CAPTITAL BANK & TRUST COPMANY TTEE ANDRE PROST INC 401K PSP & TRUST 8515 E ORCHARD RD GREENWOOD VLG CO 80111-5002	12,017.819	11.27%

Marsico International Opportunities Fund Class R	HARTFORD LIFE INS. CO. SEPARATE ACCOUNT ATTN UIT OPERATIONS PO BOX 2999 HARTFORD CT 06104-2999	10,966.429	10.28%

Marsico International Opportunities Fund Class Z	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	21,994,959.793	71.39%

Marsico International Opportunities Fund Class Z	JP MORGAN CHASE AS TTEE FBO CITIZENS PENSION PLAN MASTER TRUST ATTN WILLAM B CANNA 3 METROTECH CENTER FL #6 BROOKLYN NY 11201-8401	3,179,473.460	10.32%

232

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Mid Cap Index Fund Class A	TAYNIK & CO C/O INVESTORS BANK & TRUST CO 200 CLARENDON ST BOSTON MA 02116-5097	3,336,121.789	8.56%

Mid Cap Index Fund Class A	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET NEW YORK NY 10281-1003	2,491,433.186	6.39%

Mid Cap Index Fund Class A	ORCHARD TRUST COMPANY LLC TTEE FBO EMPLOYEE BENEFITS CLIENTS 401(K) PLAN 8515 E ORCHARD RD GREENWOOD VLG CO 80111-5002	2,275,064.506	5.84%

Mid Cap Index Fund Class A	FIFTH THIRD BANK TTEE FBO VARIOUS FASCORE LLC RECORDKEPT 8515 E ORCHARD RD GREENWOOD VLG CO 80111-5002	2,199,221.905	5.64%

Mid Cap Index Fund Class A	NEW YORK LIFE TRUST COMPANY 690 CANTON ST STE 100 WESTWOOD MA 02090-2344	1,954,669.402	5.01%

Mid Cap Index Fund Class I	RIVERSOURCE INVESTMENTS LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	245.339	100.00%

Mid Cap Index Fund Class Z	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	57,981,132.013	42.24%

Mid Cap Index Fund Class Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	17,280,795.040	12.59%

233

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Mid Cap Index Fund Class Z	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET NEW YORK NY 10281-1003	8,520,547.875	6.21%

Mid Cap Value Fund Class A	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET NEW YORK NY 10281-1003	9,171,245.914	12.40%

Mid Cap Value Fund Class A	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	4,536,298.947	6.14%

Mid Cap Value Fund Class A	ING LIFE INSURANCE & ANNUITY CO ING FUND OPERATIONS 1 ORANGE WAY WINDSOR CT 06095-4773	4,255,559.276	5.76%

Mid Cap Value Fund Class B	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	226,308.617	15.66%

Mid Cap Value Fund Class B	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	159,285.828	11.02%

Mid Cap Value Fund Class B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	158,160.700	10.94%

Mid Cap Value Fund Class B	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET NEW YORK NY 10281-1003	117,448.189	8.13%

234

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Mid Cap Value Fund Class B	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	80,889.286	5.60%

Mid Cap Value Fund Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	1,864,892.107	21.54%

Mid Cap Value Fund Class C	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	1,109,099.046	12.81%

Mid Cap Value Fund Class C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	793,725.034	9.17%

Mid Cap Value Fund Class C	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	614,597.339	7.10%

Mid Cap Value Fund Class C	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	574,529.690	6.64%

Mid Cap Value Fund Class C	UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	458,404.632	5.29%

Mid Cap Value Fund Class C	RAYMOND JAMES FBO OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	444,072.296	5.13%

235

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Mid Cap Value Fund Class I	COLUMBIA LIFEGOAL BALANCED GROWTH PORTFOLIO 1767 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0001	3,489,860.081	30.11%

Mid Cap Value Fund Class I	RIVERSOURCE PORTFOLIO BUILDER MODERATE AGGRESSIVE FUND 1767 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0001	2,515,211.283	21.70%

Mid Cap Value Fund Class I	RIVERSOURCE PORTFOLIO BUILDER MODERATE FUND 1767 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0001	1,858,387.966	16.04%

Mid Cap Value Fund Class I	RIVERSOURCE PORTFOLIO BUILDER AGGRESSIVE FUND 1767 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0001	1,204,751.990	10.40%

Mid Cap Value Fund Class I	RIVERSOURCE PORTFOLIO BUILDER MODERATE CONSERVATIVE FUND 1767 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0001	1,086,873.211	9.38%

Mid Cap Value Fund Class R	HARTFORD LIFE INS. CO. SEPARATE ACCOUNT ATTN UIT OPERATIONS PO BOX 2999 HARTFORD CT 06104-2999	1,235,066.510	24.62%

Mid Cap Value Fund Class R	HARTFORD SECURITIES DISTRIBUTION COMPANY INC ATTN UIT OPERATIONS/PRG PO BOX 2999 HARTFORD CT 06104-2999	697,621.617	13.91%

Mid Cap Value Fund Class R	GREAT WEST LIFE & ANNUITY C/O FASCORE LLC 8515 E ORCHARD RD GREENWOOD VLG CO 80111-5002	413,619.095	8.24%

236

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Mid Cap Value Fund Class R	DCGT AS TTEE AND/OR CUST FBO PRINCIPAL FINANCIAL GROUP QUALIFIED PRIN ADVTG OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	275,168.352	5.48%

Mid Cap Value Fund Class R4	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	720.949	83.84%

Mid Cap Value Fund Class R4	CHARLES SCHWAB & CO INC CUST A/C FOR EXCLUSIVE BENEFIT ATTENTION MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	138.951	16.16%

Mid Cap Value Fund Class W	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	5,657,799.041	99.72%

Mid Cap Value Fund Class Y	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN TIM ARMBRUSTMACHER 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	1,130.554	100.00%

Mid Cap Value Fund Class Z	EDWARD D JONES & CO MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HTS MO 63043-3009	52,174,814.330	31.65%

Mid Cap Value Fund Class Z	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	30,227,856.143	18.34%

237

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Mid Cap Value Fund Class Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	12,624,207.224	7.66%

Multi-Advisor International Equity Fund Class A	AMERICAN ENTERPRISE INVESTMENT SVCS PO BOX 9446 MINNEAPOLIS MN 55440-9446	1,716,492.858	5.89%

Multi-Advisor International Equity Fund Class A	MLP, FENNER & SMITH INC FBO SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DRIVE EAST JACKSONVILLE FL 32246-6484	1,668,901.443	5.73%

Multi-Advisor International Equity Fund Class B	AMERICAN ENTERPRISE INVESTMENT SVCS PO BOX 9446 MINNEAPOLIS MN 55440-9446	95,111.214	9.25%

Multi-Advisor International Equity Fund Class B	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	83,983.984	8.17%

Multi-Advisor International Equity Fund Class C	MLP, FENNER & SMITH INC FBO SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DRIVE EAST JACKSONVILLE FL 32246-6484	183,870.448	13.31%

Multi-Advisor International Equity Fund Class C	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	126,902.128	9.19%

Multi-Advisor International Equity Fund Class I	RVS INCOME BLDR BASIC INCOME FD 1767 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0017	1,455,467.069	99.91%

Multi-Advisor International Equity Fund Class R	FRONTIER TRUST COMPANY FBO EFK MOEN 401(K) PO BOX 10758 FARGO ND 58106-0758	23,490.204	14.96%

238

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Multi-Advisor International Equity Fund Class R	FRONTIER TRUST COMPANY FBO HOSPICE ADVANTAGE 401 K PO BOX 10758 FARGO ND 58106-0758	21,515.594	13.45%

Multi-Advisor International Equity Fund Class R	HARTFORD SECURITIES DISTRIBUTION COMPANY INC ATTN UIT OPERATIONS/PRG PO BOX 2999 HARTFORD CT 06104-2999	15,648.737	9.78%

Multi-Advisor International Equity Fund Class R	FRONTIER TRUST COMPANY FBO C. ANTHONY PHILLIPS ACCOUNTANCY PO BOX 10758 FARGO ND 58106-0758	12,229.433	7.65%

Multi-Advisor International Equity Fund Class R	FRONTIER TRUST COMPANY FBO B & L CORPORATION 401(K) PLAN PO BOX 10758 FARGO ND 58106-0758	10,409.735	6.51%

Multi-Advisor International Equity Fund Class R	FRONTIER TRUST COMPANY FBO FINANCIAL NETWORK AUDIT, LLC 401(K) PO BOX 10758 FARGO ND 58106-0758	10,097.282	6.31%

Multi-Advisor International Equity Fund Class R	FRONTIER TRUST COMPANY FBO RGS 401(K) PLAN PO BOX 10758 FARGO ND 58106-0758	10,083.657	6.30%

Multi-Advisor International Equity Fund Class R	FRONTIER TRUST COMPANY FBO NORDAAS AMERICAN HOMES OF MN LAKE PO BOX 10758 FARGO ND 58106-0758	9,982.129	6.24%

Multi-Advisor International Equity Fund Class R	FRONTIER TRUST CO FBO RHEUMATOLOGY CONSULTANTS WNY PO BOX 10758 FARGO ND 58106-0758	9,400.468	5.88%

Multi-Advisor International Equity Fund Class R	FRONTIER TRUST COMPANY FBO EDWARDS SALES CORPORATION 401(K) PO BOX 10758 FARGO ND 58106-0758	8,690.604	5.43%

Multi-Advisor International Equity Fund Class R4	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	7,108.943	62.49%

239

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Multi-Advisor International Equity Fund Class R4	FIRST CLEARING LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	1,305.464	11.48%

Multi-Advisor International Equity Fund Class R4	FIRST CLEARING LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	861.897	7.58%

Multi-Advisor International Equity Fund Class R4	FIRST CLEARING LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	705.583	6.20%

Multi-Advisor International Equity Fund Class R4	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	691.901	6.08%

Multi-Advisor International Equity Fund Class W	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	20,652,974.672	99.76%

Multi-Advisor International Equity Fund Class Y	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1,073,288.072	99.98%

Multi-Advisor International Equity Fund Class Z	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF IT CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	37,827,073.566	69.85%

Overseas Value Fund Class I	COLUMBIA LIFEGOAL BALANCED GROWTH PORTFOLIO 1767 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0001	3,595,063.276	91.31%

Overseas Value Fund Class I	COLUMBIA VP-ASSET ALLOCATION FUND 1767 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0001	341,980.404	8.69%

240

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Overseas Value Fund Class W	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	317.662	100.00%

Overseas Value Fund Class Z	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	348,948.921	100.00%

Small Cap Growth Fund II Class A	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	2,293,287.318	22.38%

Small Cap Growth Fund II Class A	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET NEW YORK NY 10281-1003	585,840.641	5.72%

Small Cap Growth Fund II Class B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	15,977.506	21.87%

Small Cap Growth Fund II Class B	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	9,214.308	12.61%

Small Cap Growth Fund II Class B	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	9,201.878	12.59%

241

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Small Cap Growth Fund II Class B	UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	8,069.394	11.04%

Small Cap Growth Fund II Class B	CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH 7TH FLOOR 333 W 34TH ST NEW YORK NY 10001-2417	5,340.134	7.31%

Small Cap Growth Fund II Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	55,080.700	30.91%

Small Cap Growth Fund II Class C	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	21,154.930	11.87%

Small Cap Growth Fund II Class C	UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	18,972.090	10.65%

Small Cap Growth Fund II Class C	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	14,214.011	7.98%

Small Cap Growth Fund II Class C	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	10,821.363	6.07%

Small Cap Growth Fund II Class C	RAYMOND JAMES FBO OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	9,380.711	5.26%

242

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Small Cap Growth Fund II Class I	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	217.960	100.00%

Small Cap Growth Fund II Class Z	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	7,750,569.287	66.93%

Small Cap Growth Fund II Class Z	HARTFORD SECURITIES DISTRIBUTION COMPANY INC ATTN UIT OPERATIONS/PRG PO BOX 2999 HARTFORD CT 06104-2999	1,375,235.343	11.88%

Small Cap Index Fund Class B	AMERICAN ENTERPRISE INVESTMENT SVCS PO BOX 9446 MINNEAPOLIS MN 55440-9446	71,863.805	7.68%

Small Cap Index Fund Class B	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	47,441.895	5.07%

Small Cap Index Fund Class I	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	151.791	100.00%

Small Cap Index Fund Class R4	WELLS FARGO BANK FBO 1525 W W T HARRIS BLVD CHARLOTTE NC 28262-8522	434,891.135	84.32%

Small Cap Index Fund Class Z	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	25,609,737.234	42.27%

243

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Small Cap Index Fund Class Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	4,192,507.092	6.92%

Small Cap Value Fund II Class A	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	5,572,629.896	24.01%

Small Cap Value Fund II Class A	SUPPLEMENTAL INCOME TRUST FUND PO BOX 8338 BOSTON MA 02266-8338	2,382,032.817	10.26%

Small Cap Value Fund II Class A	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	1,407,701.932	6.07%

Small Cap Value Fund II Class B	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	40,518.822	25.57%

Small Cap Value Fund II Class B	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET NEW YORK NY 10281-1003	19,575.635	12.36%

Small Cap Value Fund II Class B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	18,278.261	11.54%

Small Cap Value Fund II Class B	AMERICAN ENTERPRISE INVESTMENT SVCS PO BOX 9446 MINNEAPOLIS MN 55440-9446	17,488.846	11.04%

244

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Small Cap Value Fund II Class B	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	14,682.446	9.27%

Small Cap Value Fund II Class B	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	10,860.940	6.86%

Small Cap Value Fund II Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	269,141.709	20.96%

Small Cap Value Fund II Class C	RAYMOND JAMES FBO OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	250,839.964	19.53%

Small Cap Value Fund II Class C	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	138,728.404	10.80%

Small Cap Value Fund II Class C	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	98,804.208	7.69%

Small Cap Value Fund II Class C	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	89,499.449	6.97%

Small Cap Value Fund II Class C	HARTFORD SECURITIES DISTRIBUTION COMPANY INC ATTN UIT OPERATIONS/PRG PO BOX 2999 HARTFORD CT 06104-2999	73,246.390	5.70%

Small Cap Value Fund II Class R	HARTFORD LIFE INS. CO. SEPARATE ACCOUNT ATTN UIT OPERATIONS PO BOX 2999 HARTFORD CT 06104-2999	427,125.365	31.50%

245

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Small Cap Value Fund II Class R	HARTFORD SECURITIES DISTRIBUTION COMPANY INC ATTN UIT OPERATIONS/PRG PO BOX 2999 HARTFORD CT 06104-2999	198,175.752	14.61%

Small Cap Value Fund II Class R	DCGT AS TTEE AND/OR CUST FBO PRINCIPAL FINANCIAL GROUP QUALIFIED PRIN ADVTG OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	89,005.067	6.56%

Small Cap Value Fund II Class R	VRSCO FBO AIGFSB CUST TTEE FBO ALLEGHENY COUNTY 457B DEF COMP ROTH IRA 292 ALLEN PARKWAY HOUSTON TX 77019	83,856.053	6.18%

Small Cap Value Fund II Class R	DCGT AS TTEE AND/OR CUST FBO PRINCIPAL FINANCIAL GROUP QUALIFIED OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	68,365.820	5.04%

Small Cap Value Fund II Class Z	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	14,960,492.733	19.18%

Small Cap Value Fund II Class Z	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET NEW YORK NY 10281-1003	13,304,361.358	17.06%

Small Cap Value Fund II Class Z	EDWARD D JONES & CO MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HTS MO 63043-3009	9,923,875.025	12.73%

Small Cap Value Fund II Class Z	FIDELITY INVESTMENTS INST L OPS CO FIIOC AS AGENT FOR CERTAIN EMPLOYEE BENEFIT PLANS 100 MAGELLAN WAY COVINGTON KY 41015-1999	6,547,418.885	8.40%

246

As of May 31, 2012, the name, address and percentage of ownership of each person who may be deemed to be a “control person” (as that term is defined in the 1940 Act) of a Fund because it owns of record more than 25% of the outstanding shares of the Fund by virtue of its fiduciary roles with respect to its clients or otherwise, is shown below. A control person may be able to facilitate shareholder approval of proposals it approves and to impede shareholder approval of proposals it opposes. If a control person’s record ownership of a Fund’s outstanding shares exceeds 50%, then, for certain shareholder proposals, such control person may be able to approve, or prevent approval, of such proposals without regard to votes by other Fund shareholders.

Control Person Ownership of the Funds with fiscal year ending February 29:

Fund	Shareholder Account Registration	Share Balance	Percentage of Fund
Convertible Securities Fund	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	13,659,716.167	37.96%

Large Cap Core Fund	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	32,105,516.213	56.44%

Large Cap Enhanced Core Fund	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	16,830,096.237	83.99%

Large Cap Value Fund	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	26,729,409.319	40.12%

Marsico Global Fund	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	487,742.901	52.02%

247

Fund	Shareholder Account Registration	Share Balance	Percentage of Fund
Marsico International Opportunities Fund	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	23,871,847.816	56.58%

Mid Cap Index Fund	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	57,981,132.013	32.90%

Multi-Advisor International Equity Fund	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	40,753,133.529	37.35%

Overseas Value Fund	COLUMBIA LIFEGOAL BALANCED GROWTH PORTFOLIO 1767 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0001	3,595,063.276	83.87%

Small Cap Growth Fund II	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	10,114,914.811	45.82%

Small Cap Index Fund	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	25,609,737.234	27.07%

248

As of June 30, 2012, the name, address and percentage of ownership of each person who may be deemed to be a “principal holder” (i.e., owns of record or is known by the Trust to own beneficially 5% or more of any class of a Fund’s outstanding shares) is listed below.

Principal Holder Ownership of the Fund with fiscal year ending March 31:

Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
Short Term Bond Fund Class A	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	8,417,512.524	13.47%

Short Term Bond Fund Class A	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	6,314,370.270	10.11%

Short Term Bond Fund Class A	AMERICAN ENTERPRISE INVESTMENT SVCS PO BOX 9446 MINNEAPOLIS MN 55440-9446	6,244,445.867	9.99%

Short Term Bond Fund Class B	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	192,283.419	10.53%

Short Term Bond Fund Class B	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	125,221.423	6.86%

Short Term Bond Fund Class B	AMERICAN ENTERPRISE INVESTMENT SVCS PO BOX 9446 MINNEAPOLIS MN 55440-9446	114,916.497	6.30%

Short Term Bond Fund Class C	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	4,559,737.082	35.16%

249

Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
Short Term Bond Fund Class C	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	1,385,918.914	10.69%

Short Term Bond Fund Class C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	756,298.605	5.83%

Short Term Bond Fund Class C	RAYMOND JAMES ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	744,186.244	5.74%

Short Term Bond Fund Class I	COLUMBIA LIFEGOAL INCOME PORTFOLIO 1767 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0001	276,147.199	99.56%

Short Term Bond Fund Class R	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	265,334.668	71.62%

Short Term Bond Fund Class R	FRONTIER TRUST COMPANY FBO ANDREINI BROS INC EMPLOYEES PS PLAN PO BOX 10758 FARGO ND 58106-0758	38,581.602	10.41%

Short Term Bond Fund Class R	FRONTIER TRUST COMPANY FBO NORTH ALABAMA INSURANCE, INC SALAR PO BOX 10758 FARGO ND 58106-0758	25,472.764	6.88%

Short Term Bond Fund Class R4	WELLS FARGO BANK FBO 1525 W W T HARRIS BLVD CHARLOTTE NC 28262-8522	408,398.190	98.63%

250

Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
Short Term Bond Fund Class W	RIVERSOURCE INVESTMENTS LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	753.786	100.00%

Short Term Bond Fund Class Y	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST FL 3 JACKSONVILLE FL 32246-6484	1,245,081.075	84.19%

Short Term Bond Fund Class Y	CLISE PROPERTIES INC 1700 7TH AVE STE 1800 SEATTLE WA 98101-1312	233,782.636	15.81%

Short Term Bond Fund Class Z	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	144,944,748.224	71.41%

Short Term Bond Fund Class Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	11,830,122.171	5.83%

As of June 30, 2012, the name, address and percentage of ownership of each person who may be deemed to be a “control person” (as that term is defined in the 1940 Act) of a Fund because it owns of record more than 25% of the outstanding shares of the Fund by virtue of its fiduciary roles with respect to its clients or otherwise, is shown below. A control person may be able to facilitate shareholder approval of proposals it approves and to impede shareholder approval of proposals it opposes. If a control person’s record ownership of a Fund’s outstanding shares exceeds 50%, then, for certain shareholder proposals, such control person may be able to approve, or prevent approval, of such proposals without regard to votes by other Fund shareholders.

251

Control Person Ownership of the Fund with fiscal year ending March 31:

Fund	Shareholder Account Registration	Share Balance	Percentage of Fund
Short Term Bond Fund	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST FL 3 JACKSONVILLE FL 32246-6484	157,521,554.738	55.70%

As of June 30, 2012, the name, address and percentage of ownership of each person who may be deemed to be a “principal holder” (i.e., owns of record or is known by the Trust to own beneficially 5% or more of any class of a Fund’s outstanding shares) is listed below.

Principal Holder Ownership of the Funds with fiscal year ending April 30:

Fund/ Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
CA Intermediate Municipal Bond Fund Class A	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE E FL 3 JACKSONVILLE FL 32246-6484	566,901.177	28.04%

CA Intermediate Municipal Bond Fund Class A	AMERICAN ENTERPRISE INVESTMENT SVCS PO BOX 9446 MINNEAPOLIS MN 55440-9446	402,068.646	19.89%

CA Intermediate Municipal Bond Fund Class A	UBS WM USA ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	336,942.116	16.67%

CA Intermediate Municipal Bond Fund Class A	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	223,583.183	11.06%

CA Intermediate Municipal Bond Fund Class A	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	206,814.715	10.23%

252

Fund/ Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
CA Intermediate Municipal Bond Fund Class B	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN TIM ARMBRUSTMACHER 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	244.617	99.49%

CA Intermediate Municipal Bond Fund Class C	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE E FL 3 JACKSONVILLE FL 32246-6484	295,857.905	63.17%

CA Intermediate Municipal Bond Fund Class C	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	107,688.886	22.99%

CA Intermediate Municipal Bond Fund Class Z	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST FL 3 JACKSONVILLE FL 32246-6484	21,149,807.475	87.50%

Corporate Bond Portfolio Class A	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST FL 3 JACKSONVILLE FL 32246-6484	1,965,468.000	100.00%

GA Intermediate Municipal Bond Fund Class A	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE E FL 3 JACKSONVILLE FL 32246-6484	418,551.789	23.29%

GA Intermediate Municipal Bond Fund Class A	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	258,395.951	14.38%

253

Fund/ Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
GA Intermediate Municipal Bond Fund Class A	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	218,465.198	12.16%

GA Intermediate Municipal Bond Fund Class A	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	198,945.396	11.07%

GA Intermediate Municipal Bond Fund Class A	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	158,118.764	8.80%

GA Intermediate Municipal Bond Fund Class A	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	119,991.618	6.68%

GA Intermediate Municipal Bond Fund Class B	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE E FL 3 JACKSONVILLE FL 32246-6484	9,821.266	37.75%

GA Intermediate Municipal Bond Fund Class B	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	7,497.273	28.82%

GA Intermediate Municipal Bond Fund Class B	EDWARD D JONES & CO MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HTS MO 63043-3009	5,794.988	22.28%

GA Intermediate Municipal Bond Fund Class B	STIFEL NICOLAUS & CO INC LEAH C IVORY 501 N BROADWAY SAINT LOUIS MO 63102-2188	2,553.020	9.81%

GA Intermediate Municipal Bond Fund Class C	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	137,791.009	38.09%

254

Fund/ Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
GA Intermediate Municipal Bond Fund Class C	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	86,957.164	24.04%

GA Intermediate Municipal Bond Fund Class C	RAYMOND JAMES ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	45,836.789	12.67%

GA Intermediate Municipal Bond Fund Class Z	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST FL 3 JACKSONVILLE FL 32246-6484	6,701,181.345	94.40%

MD Intermediate Municipal Bond Fund Class A	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1,592,145.764	72.57%

MD Intermediate Municipal Bond Fund Class A	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	201,873.947	9.20%

MD Intermediate Municipal Bond Fund Class B	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	5,459.090	40.55%

MD Intermediate Municipal Bond Fund Class B	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	3,335.157	24.78%

MD Intermediate Municipal Bond Fund Class B	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	2,542.959	18.89%

255

Fund/ Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
MD Intermediate Municipal Bond Fund Class B	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	2,123.843	15.78%

MD Intermediate Municipal Bond Fund Class C	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	104,612.987	41.50%

MD Intermediate Municipal Bond Fund Class C	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	28,777.014	11.42%

MD Intermediate Municipal Bond Fund Class C	UBS WM USA ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	15,706.744	6.23%

MD Intermediate Municipal Bond Fund Class C	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	13,096.454	5.20%

MD Intermediate Municipal Bond Fund Class C	FIRST CLEARING LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	12,625.665	5.01%

MD Intermediate Municipal Bond Fund Class Z	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST FL 3 JACKSONVILLE FL 32246-6484	9,596,519.942	94.40%

Mortgage- and Asset-Backed Portfolio	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST FL 3 JACKSONVILLE FL 32246-6484	3,407,331.002	52.96%

Mortgage- and Asset-Backed Portfolio	COLUMBIA LIFEGOAL BALANCED GROWTH PORTFOLIO 1767 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0001	2,161,406.161	33.59%

256

Fund/ Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
Mortgage- and Asset-Backed Portfolio	COLUMBIA LIFEGOAL INCOME AND GROWTH PORTFOLIO 1767 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0001	660,097.798	10.26%

NC Intermediate Municipal Bond Fund Class A	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	790,729.030	25.52%

NC Intermediate Municipal Bond Fund Class A	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	552,393.410	17.83%

NC Intermediate Municipal Bond Fund Class A	UBS WM USA ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	380,955.371	12.30%

NC Intermediate Municipal Bond Fund Class A	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	301,631.236	9.74%

NC Intermediate Municipal Bond Fund Class A	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	234,790.098	7.58%

NC Intermediate Municipal Bond Fund Class A	RAYMOND JAMES ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	198,206.222	6.40%

NC Intermediate Municipal Bond Fund Class B	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	7,638.179	44.77%

257

Fund/ Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
NC Intermediate Municipal Bond Fund Class B	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	3,496.679	20.50%

NC Intermediate Municipal Bond Fund Class B	AMERICAN ENTERPRISE INVESTMENT SVCS PO BOX 9446 MINNEAPOLIS MN 55440-9446	2,871.413	16.83%

NC Intermediate Municipal Bond Fund Class B	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	2,812.106	16.48%

NC Intermediate Municipal Bond Fund Class C	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	171,990.678	22.82%

NC Intermediate Municipal Bond Fund Class C	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	160,648.878	21.31%

NC Intermediate Municipal Bond Fund Class C	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	148,298.669	19.67%

NC Intermediate Municipal Bond Fund Class C	UBS WM USA ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	64,285.655	8.53%

NC Intermediate Municipal Bond Fund Class Z	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST FL 3 JACKSONVILLE FL 32246-6484	14,434,586.195	88.63%

258

Fund/ Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
NC Intermediate Municipal Bond Fund Class Z	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	906,562.779	5.57%

SC Intermediate Municipal Bond Fund Class A	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	668,127.349	29.52%

SC Intermediate Municipal Bond Fund Class A	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	376,291.669	16.63%

SC Intermediate Municipal Bond Fund Class A	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	200,150.627	8.84%

SC Intermediate Municipal Bond Fund Class A	EDWARD D JONES & CO MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HTS MO 63043-3009	179,855.178	7.95%

SC Intermediate Municipal Bond Fund Class A	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	139,423.467	6.16%

SC Intermediate Municipal Bond Fund Class A	RAYMOND JAMES ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	121,951.132	5.39%

SC Intermediate Municipal Bond Fund Class A	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	120,226.184	5.31%

SC Intermediate Municipal Bond Fund Class B	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	5,594.606	39.09%

259

Fund/ Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
SC Intermediate Municipal Bond Fund Class B	EDWARD D JONES & CO MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HTS MO 63043-3009	4,447.019	31.07%

SC Intermediate Municipal Bond Fund Class B	RAYMOND JAMES ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	3,167.943	22.13%

SC Intermediate Municipal Bond Fund Class B	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1,102.306	7.70%

SC Intermediate Municipal Bond Fund Class C	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	543,430.100	40.84%

SC Intermediate Municipal Bond Fund Class C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	205,415.650	15.44%

SC Intermediate Municipal Bond Fund Class C	RAYMOND JAMES ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	199,141.896	14.97%

SC Intermediate Municipal Bond Fund Class C	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	143,292.207	10.77%

SC Intermediate Municipal Bond Fund Class Z	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST FL 3 JACKSONVILLE FL 32246-6484	9,833,071.882	86.02%

260

Fund/ Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
SC Intermediate Municipal Bond Fund Class Z	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	574,598.716	5.03%

Short Term Municipal Bond Fund Class A	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	7,623,784.279	38.00%

Short Term Municipal Bond Fund Class A	UBS WM USA ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	2,402,279.742	11.97%

Short Term Municipal Bond Fund Class A	AMERICAN ENTERPRISE INVESTMENT SVCS PO BOX 9446 MINNEAPOLIS MN 55440-9446	2,197,212.437	10.95%

Short Term Municipal Bond Fund Class A	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	1,513,733.618	7.55%

Short Term Municipal Bond Fund Class A	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	1,376,214.553	6.86%

Short Term Municipal Bond Fund Class A	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	1,141,584.053	5.69%

Short Term Municipal Bond Fund Class B	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST FLOOR 3 JACKSONVILLE FL 32246-6484	11,527.865	71.97%

261

Fund/ Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
Short Term Municipal Bond Fund Class B	JAMES WATSON JR DDS & SHIRLEY M WATSON JTTEN 354 DORWIN DRIVE NORFOLK VA 23502-5708	1,519.629	9.49%

Short Term Municipal Bond Fund Class B	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	1,235.990	7.72%

Short Term Municipal Bond Fund Class B	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	1,078.132	6.73%

Short Term Municipal Bond Fund Class C	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1,466,861.607	47.12%

Short Term Municipal Bond Fund Class C	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	333,813.176	10.72%

Short Term Municipal Bond Fund Class C	UBS WM USA ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	228,876.231	7.35%

Short Term Municipal Bond Fund Class C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	175,933.412	5.65%

Short Term Municipal Bond Fund Class C	RAYMOND JAMES ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	167,847.599	5.39%

Short Term Municipal Bond Fund Class Z	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	164,796,743.005	87.89%

262

Fund/ Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
VA Intermediate Municipal Bond Fund Class A	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST FL 3 JACKSONVILLE FL 32246-6484	2,662,315.955	57.25%

VA Intermediate Municipal Bond Fund Class A	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	458,278.808	9.86%

VA Intermediate Municipal Bond Fund Class A	AMERICAN ENTERPRISE INVESTMENT SVCS PO BOX 9446 MINNEAPOLIS MN 55440-9446	376,121.685	8.09%

VA Intermediate Municipal Bond Fund Class B	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	6,371.314	49.23%

VA Intermediate Municipal Bond Fund Class B	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	2,420.688	18.70%

VA Intermediate Municipal Bond Fund Class B	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	1,600.107	12.36%

VA Intermediate Municipal Bond Fund Class B	LPL FINANCIAL SERVICES 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	1,309.189	10.12%

VA Intermediate Municipal Bond Fund Class C	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	145,590.022	34.07%

263

Fund/ Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
VA Intermediate Municipal Bond Fund Class C	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	98,718.499	23.10%

VA Intermediate Municipal Bond Fund Class C	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	84,258.117	19.72%

VA Intermediate Municipal Bond Fund Class Z	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST FL 3 JACKSONVILLE FL 32246-6484	24,803,871.595	93.95%

As of June 30, 2012, the name, address and percentage of ownership of each person who may be deemed to be a “control person” (as that term is defined in the 1940 Act) of a Fund because it owns of record more than 25% of the outstanding shares of the Fund by virtue of its fiduciary roles with respect to its clients or otherwise, is shown below. A control person may be able to facilitate shareholder approval of proposals it approves and to impede shareholder approval of proposals it opposes. If a control person’s record ownership of a Fund’s outstanding shares exceeds 50%, then, for certain shareholder proposals, such control person may be able to approve, or prevent approval, of such proposals without regard to votes by other Fund shareholders.

Control Person Ownership of the Funds with fiscal year ending April 30:

Fund	Shareholder Account Registration	Share Balance	Percentage of Fund
CA Intermediate Municipal Bond Fund	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST FL 3 JACKSONVILLE FL 32246-6484	22,012,566.557	82.56%

Corporate Bond Portfolio	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST FL 3 JACKSONVILLE FL 32246-6484	1,965,468.000	100.00%

264

Fund	Shareholder Account Registration	Share Balance	Percentage of Fund
GA Intermediate Municipal Bond Fund	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST FL 3 JACKSONVILLE FL 32246-6484	7,216,511.564	77.74%

MD Intermediate Municipal Bond Fund	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST FL 3 JACKSONVILLE FL 32246-6484	11,222,901.810	88.89%

Mortgage- and Asset-Backed Portfolio	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST FL 3 JACKSONVILLE FL 32246-6484	3,407,331.002	52.96%

Mortgage- and Asset-Backed Portfolio	COLUMBIA LIFEGOAL BALANCED GROWTH PORTFOLIO 1767 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0001	2,161,406.161	33.59%

NC Intermediate Municipal Bond Fund	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST FL 3 JACKSONVILLE FL 32246-6484	15,377,110.573	76.29%

SC Intermediate Municipal Bond Fund	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST FL 3 JACKSONVILLE FL 32246-6484	11,045,731.637	73.44%

265

Fund	Shareholder Account Registration	Share Balance	Percentage of Fund
Short Term Municipal Bond Fund	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST FL 3 JACKSONVILLE FL 32246-6484	173,898,916.756	82.53%

VA Intermediate Municipal Bond Fund	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST FL 3 JACKSONVILLE FL 32246-6484	27,618,148.886	87.70%

Merrill Lynch, Pierce, Fenner & Smith Incorporated, a Delaware Corporation, is a registered broker-dealer located at One Bryant Park, New York, New York 10036. Bank of America Corporation is the ultimate parent company of Merrill Lynch, Pierce, Fenner & Smith Incorporated.

State Street Bank & Trust Company is organized under the laws of Massachusetts and is located at State Street Financial Center, One Lincoln Street, Boston, MA 02111. State Street Corporation is the ultimate parent of State Street Bank & Trust Company.

Columbia Management Investment Advisers, LLC, a Minnesota limited liability company, is a registered investment adviser located at 225 Franklin Street, Boston, MA 02110. Columbia Management Investment Advisers, LLC is a wholly-owned subsidiary of Ameriprise Financial, Inc.

American Enterprise Investment Services, Inc. provides brokerage services and is located at 5221 Ameriprise Financial Center, Minneapolis, MN 55474. American Enterprise Investment Services, Inc. is a wholly-owned subsidiary of Ameriprise Financial.

266

LEGAL PROCEEDINGS

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Board of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

267

APPENDIX A — DESCRIPTIONS OF SECURITIES RATINGS

This Appendix summarizes the various descriptions of securities ratings applicable to securities purchased by the Columbia Funds. Please refer to a Fund’s prospectus and statement of additional information to determine whether that Fund may invest in securities that have ratings described in this Appendix.

STANDARD & POOR’S (S&P)

Bonds

The following summarizes the ratings used by S&P for bonds. The ratings AAA, AA, A and BBB denote investment grade securities.

AAA bonds have the highest rating assigned by S&P and are considered to have an extremely strong capacity to pay interest and repay principal.

AA bonds are considered to have a very strong capacity to pay interest and repay principal, and they differ from AAA only in small degree.

A bonds are considered to have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB bonds are considered to have an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for bonds in the A category.

BB, B, CCC, CC and C bonds are considered to have predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or large exposures to adverse conditions.

BB bonds are considered to have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB – rating.

B bonds are considered to have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB – rating.

CCC bonds are considered to have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, the bonds are not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B – rating.

CC rating typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

A-1

C rating typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC – debt rating. The C rating may be used to cover a situation, for example, where a bankruptcy petition has been filed, but debt service payments are continued.

CI rating is reserved for income bonds on which no interest is being paid.

D bonds are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Municipal Notes

SP-1. Notes rated SP-1 are considered to have very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated as SP-1+.

SP-2. Notes rated SP-2 are considered to have satisfactory capacity to pay principal and interest.

Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment:

Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note).

Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note).

Commercial Paper

A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

A-1. Issues assigned to this rating are considered to have overwhelming or very strong capacity for timely payment. Those issues determined to possess overwhelming safety characteristics are designed A-1+.

MOODY’S INVESTORS SERVICE, INC. (MOODY’S)

Municipal Bonds

Aaa bonds are considered to be of the best quality. They are considered to have the smallest degree of investment risk and are generally referred to as “gilt edge”. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While various protective elements are likely to change, such changes as can be visualized are most unlikely to impair a fundamentally strong position of such issues.

Aa bonds are considered to be of high quality by all standards. Together with Aaa bonds they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A-2

Those bonds in the Aa through B groups that Moody’s believes possess the strongest investment attributes are designated by the symbols Aa1, A1 or Baa1.

A bonds are considered to possess many favorable investment attributes and are to be considered to be upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment at some time in the future.

Baa bonds are considered to be medium grade obligations: they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba bonds are considered to have speculative elements: their future cannot be considered as well secured. Often, the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this grade.

B bonds are considered generally to lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa bonds are considered to be of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca bonds are considered to represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C bonds are the lowest rated class of bonds and issues so rated are considered to have extremely poor prospects of ever attaining any real investment standing.

Conditional Ratings. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting conditions attach. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Corporate Bonds

The description of the applicable rating symbols (Aaa, Aa, A, Baa, etc.) and their meanings is identical to that of the Municipal Bond ratings as set forth above, except for the numerical modifiers. Moody’s applies numerical modifiers 1, 2, and 3 in the Aa and A classifications of its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

Municipal Notes

MIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

A-3

MIG 3. This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Commercial Paper

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Prime-1 Highest Quality

Prime-2 Higher Quality

Prime-3 High Quality

If an issuer represents to Moody’s that its commercial paper obligations are supported by the credit of another entity or entities, Moody’s, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.

FITCH, INC. (FITCH)

Long-Term Debt

Investment Grade Bond Ratings

AAA bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and/or dividends and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA bonds are considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A bonds are considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt securities with higher ratings.

BBB bonds are considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for securities with higher ratings.

Speculative Grade Bond Ratings

BB bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B bonds are considered highly speculative. While securities in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

A-4

CCC bonds are considered to have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC bonds are considered to be minimally protected. Default in payment of interest and/or principal seems probable over time.

C bonds are in imminent default in payment of interest or principal.

DDD, DD, and D bonds are in default on interest and/or principal payments. Such securities are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these securities and D represents the lowest potential for recovery.

Plus (+) or minus (-): Plus or minus signs are used to show relative standing within the major rating categories. Plus and minus signs, however, are not used in the DDD, DD, or D categories.

Short-Term Debt

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and investment notes.

F-1+ obligations have exceptionally strong credit quality and are considered to have the strongest degree of assurance for timely payment.

F-1 obligations are considered to reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2 obligations are considered to have good credit quality. Securities in this class have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3 obligations are considered to have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S rating is assigned to obligations that are considered to have a minimal degree of assurance for timely payment and to be vulnerable to near-term adverse changes in financial and economic conditions.

B obligations are considered to have a minimal capacity for timely payment of financial commitments and a susceptibility to the adverse effects of changes in circumstances and economic conditions.

C rating is assigned to obligations that are considered to have a high default risk and whose capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D obligations are in actual or imminent payment default.

A-5

APPENDIX B — PROXY VOTING POLICY

PROXY VOTING GUIDELINES

AS AMENDED AND RESTATED — EFFECTIVE

JANUARY 24, 2011

Set forth on the following pages are guidelines adopted and used by the Funds listed on the cover page of the Statement of Additional Information to which these Guidelines are appended. These Funds are governed by the same Board of Trustees (the “Board”, “We”, “Us” or “Our”) and guide the Board in voting proxies on behalf of the Funds (the “Guidelines”). The Guidelines are organized by issue and present certain factors that may be considered in making proxy voting determinations. The Board may, in exercising its fiduciary discretion, determine to vote any proxy in a manner contrary to these Guidelines.

Directors, Boards, Committees

Elect Directors

In a routine election of directors, the Board generally votes FOR the slate nominated by the nominating committee of independent directors, who are in the best position to know what qualifications are needed for each director to contribute to an effective board. The Board generally will WITHHOLD support from a nominee who fails to meet one or more of the following criteria:

Independence – A nominee who is deemed an affiliate of the company by virtue of a material business, familial or other relationship with the company but is otherwise not an employee.

Attendance – A nominee who failed to attend at least 75% of the board’s meetings.

Over Boarding – A nominee who serves on more than four other public company boards or an employee director nominee who serves on more than two other public company boards.

Committee Membership – A nominee who has been assigned to the audit, compensation, nominating, or governance committee if that nominee is not independent of management, or if the nominee does not meet the specific independence and experience requirements for audit committees or the independence requirements for compensation committees.

Audit Committee Chair – A nominee who serves as audit committee chair where the committee failed to put forth shareholder proposals for ratification of auditors.

Board Independence – A nominee of a company whose board as proposed to be constituted would have more than one-third of its members from management.

Interlocking Directorship – A nominee who is an executive officer of another company on whose board one of the company’s executive officers sits.

Poor Governance – A nominee involved with options backdating, financial restatements or material weakness in controls, approving egregious compensation, or who has consistently disregarded the interests of shareholders.

The Board will vote on a CASE-BY-CASE basis on any director nominee who meets the aforementioned criteria but whose candidacy has otherwise been identified by the third party research provider as needing further consideration for any reason not identified above.

In the case of contested elections, the Board will vote on a CASE-BY-CASE basis, taking into consideration the above criteria and other factors such as the background of the proxy contest, the performance of the company, current board and management, and qualifications of nominees on both slates.

B-1

Shareholder Nominations for Director

The Board will vote on a CASE-BY-CASE basis for shareholder-nominated candidates for director, taking into account various factors including, but not limited to: company performance, the circumstances compelling the nomination by the shareholder, composition of the incumbent board, and the criteria listed above the Board uses to evaluate nominees.

Shareholder Nominations for Director – Special Criteria

The Board generally votes in accordance with recommendations made by its third party research provider, which are typically based on the view that board nominating committees are responsible for establishing and implementing policies regarding the composition of the board and are therefore in the best position to make determinations with respect to special nominating criteria.

Director Independence and Committees

The Board generally will vote FOR proposals that require all members of a board’s key committees (audit, compensation, nominating or governance) be independent from management.

Independent Board Chair/Lead Director

The Board generally will vote FOR proposals supporting an independent board chair or lead director and FOR the separation of the board chair and CEO roles, as independent board leaders foster the effectiveness of the independent directors and ensure appropriate oversight of management.

Removal of Directors

The Board generally will vote FOR proposals that amend governing documents to grant or restore shareholder ability to remove directors with cause, and AGAINST proposals that provide directors may be removed only by supermajority vote. The Board will vote on a CASE-BY-CASE basis on proposals calling for removal of specific directors.

Board Vacancies

The Board generally votes in accordance with recommendations made by its third party research provider in the case of vacancies filled by continuing directors, taking into account factors including whether the proposal is in connection with a proxy contest or takeover situation.

Cumulative Voting

In the absence of proxy access rights or majority voting, the Board generally will vote FOR the restoration or provision for cumulative voting and AGAINST its elimination.

Majority Voting

The Board generally will vote FOR amendments to governing documents that provide that nominees standing for election to the board must receive a majority of votes cast in order to be elected to the board.

Number of Directors

The Board generally will vote FOR amendments to governing documents that provide directors the authority to adjust the size of the board to adapt to needs that may arise.

B-2

Term Limits

The Board generally will vote AGAINST proposals seeking to establish a limit on director terms or mandatory retirement.

General Corporate Governance

Right to Call a Special Meeting

The Board generally votes in accordance with recommendations made by its third party research provider, which typically recommends votes FOR adoption, considering factors such as proposed ownership threshold, company size, and shareholder ownership, but will not support proposals allowing for investors with less than 10% ownership to call a special meeting.

Eliminate or Restrict Right to Call Special Meeting

The Board will generally vote AGAINST proposals to eliminate the right of shareholders to call special meetings.

Lead Independent Director Right to Call Special Meeting

The Board will generally vote FOR governance document amendments or other proposals which give the lead independent director the authority to call special meetings of the independent directors at any time.

Adjourn Meeting

The Board will vote on a CASE-BY-CASE basis on adjournment proposals and generally in the same direction as the primary proposal (i.e., if supporting the primary proposal, favor adjournment; if not supporting the primary proposal, oppose adjournment).

Other Business

The Board generally will vote AGAINST proposals seeking to give management the authority to conduct or vote on other business at shareholder meetings on the grounds that shareholders not present at the meeting would be unfairly excluded from such deliberations.

Eliminate or Restrict Action by Written Consent

The Board will generally vote AGAINST proposals to eliminate the right of shareholders to act by written consent since it may be appropriate to take such action in some instances.

Vote Unmarked Proxies

The Board generally will vote FOR proposals prohibiting voting of unmarked proxies in favor of management.

Proxy Contest Advance Notice

The Board generally will vote AGAINST proposals to amend governing documents that require advance notice for shareholder proposals or director nominees beyond notice that allows for sufficient time for company response, SEC review, and analysis by other shareholders.

Minimum Stock Ownership

The Board will vote on a CASE-BY-CASE basis on proposals regarding minimum stock ownership levels.

B-3

Director and Officer Indemnification

The Board will generally vote FOR the provision of a maximum dollar amount that can be obtained through the course of legal action from a director or officer who acts in good faith and does not benefit from a transaction.

Confidential Voting

The Board generally will vote FOR actions that ensure all proxies, ballots, and voting tabulations which identify shareholders be kept confidential, except where disclosure is mandated by law. The Board supports the proposal to minimize pressure on shareholders, particularly employee shareholders.

Miscellaneous Governing Document Amendments

The Board generally will vote FOR bylaw or charter changes that are of a housekeeping nature (e.g., updates or corrections).

Change Company Name

The Board will generally vote FOR routine business matters such as changing the company’s name.

Approve Minutes

The Board will generally vote FOR routine procedural matters such as approving the minutes of a prior meeting.

Change Date/Time/Location of Annual Meeting

The Board will vote in accordance with the recommendation of the third-party research provider on proposals to change the date, time or location of the company’s annual meeting of shareholders.

Approve Annual, Financial and Statutory Reports

The Board generally will vote FOR proposals to approve the annual reports and accounts, financial and statutory reports, provided companies required to comply with U.S. securities laws have included the certifications required by the Sarbanes Oxley Act of 2002.

Compensation

Approve or Amend Omnibus Equity Compensation Plan

The Board generally votes in accordance with recommendations made by its third party research provider, which typically recommends votes FOR adoption or amendments to omnibus (general) equity compensation plans for employees or non-employee directors if they are reasonable and consistent with industry and country standards, and AGAINST compensation plans that substantially dilute ownership interest in a company, provide participants with excessive awards, or have objectionable structural features.

Approve or Amend Stock Option Plan

The Board generally votes in accordance with recommendations made by its third party research provider, which are typically based on factors including cost, size, and pattern of grants in comparison to peer groups, history of repricing, and grants to senior executives and non-employee directors.

B-4

Approve or Amend Employee Stock Purchase Plan

The Board generally votes in accordance with recommendations made by its third party research provider, which are typically based on factors including the plan’s cost to shareholders, whether those costs are in line with the company’s peer’s plans, and whether the plan requires shareholder approval within five years.

Approve or Amend Performance-Based 162(m) Compensation Plan

The Board generally votes in accordance with recommendations made by its third party research provider, which are typically based on factors that consider the goal of the plan and in particular the linkage between potential payments to senior executives and the attainment of preset performance-based metrics.

Approve or Amend Restricted Stock Plan

The Board generally votes in accordance with recommendations made by its third party research provider, which considers such factors as the balance of all equity grants and awards, the term and other restrictions in place for restricted stock.

Stock Option Repricing or Exchanges

The Board generally votes in accordance with recommendations made by its third party research provider on matters relating to the repricing of stock options, which are typically based on factors such as whether the amending terms lead to a reduction in shareholder rights, allow the plan to be amended without shareholder approval, or change the terms to the detriment of employee incentives such as excluding a certain class or group of employees. The Board generally will vote FOR proposals to put stock option repricings to a shareholder vote.

Performance-Based Stock Options

The Board will vote on a CASE-BY-CASE basis regarding proposals urging that stock options be performance-based rather than tied to the vagaries of the stock market.

Ban Future Stock Option Grants

The Board generally will vote AGAINST proposals seeking to ban or eliminate stock options in equity compensation plans as such an action would preclude the company from offering a balanced compensation program.

Require Stock Retention Period

The Board generally will vote FOR proposals requiring senior executives to hold stock obtained by way of a stock option plan for a minimum of three years.

Require Approval of Extraordinary Benefits

The Board generally will vote FOR proposals specifying that companies disclose any extraordinary benefits paid or payable to current or retired senior executives and generally will vote AGAINST proposals requiring shareholder approval of any such extraordinary benefits.

Pay for Performance

The Board will vote on a CASE-BY-CASE basis regarding proposals seeking to align executive compensation with shareholders’ interests.

B-5

Say on Pay

The Board generally votes in accordance with recommendations made by its third party research provider on these proposals, taking into consideration the nature of the proposal, whether the proposal seeks any change in compensation policy, and an analysis of the Compensation Discussion and Analysis disclosure and pay for performance practices of the company.

Executive Severance Agreements

The Board generally votes in accordance with recommendations made by its third party research provider on these proposals regarding approval of specific executive severance arrangements in the event of change in control of a company or due to other circumstances.

Approve or Amend Deferred Compensation Plans for Directors

The Board generally will vote FOR approval or amendments to deferred compensation plans for non-employee directors, so that they may defer compensation earned until retirement.

Set Director Compensation

The Board generally will vote AGAINST proposals that seek to limit director compensation or mandate that compensation be paid solely in shares of stock.

Director Retirement Plans

The Board will generally vote AGAINST the adoption or amendment of director retirement plans on the basis that directors should be appropriately compensated while serving and should not view service on a board as a long-term continuing relationship with a company.

Business Entity and Capitalization

Common or Preferred Stock – Increase in Authorized Shares or Classes

The Board will vote on a CASE-BY-CASE basis regarding proposals to increase authorized shares of common stock or to add a class of common stock, taking into consideration the company’s capital goals that may include stock splits, stock dividends, or financing for acquisitions or general operations. With respect to proposals seeking to increase authorized shares of preferred stock, to add a class of preferred stock, to authorize the directors to set the terms of the preferred stock or to amend the number of votes per share of preferred stock, The Board will vote on a CASE-BY-CASE basis on the grounds that such actions may be connected to a shareholder rights’ plan that the Board also will consider on a CASE-BY-CASE basis.

Common or Preferred Stock – Decrease in Authorized Shares or Classes

The Board generally will vote FOR proposals seeking to decrease authorized shares of common or preferred stock or the elimination of a class of common or preferred stock.

Common Stock – Change in Par Value

The Board generally will vote FOR proposals to change the par value of the common stock, provided that the changes do not cause a diminution in shareholder rights.

B-6

Authorize Share Repurchase Program

The Board generally will vote FOR proposals to institute or renew open market share repurchase plans in which all shareholders may participate on equal terms.

Stock Splits

The Board generally will vote FOR stock split proposals on the grounds that they intended to encourage stock ownership of a company.

Private Placements, Conversion of Securities, Issuance of Warrants or Convertible Debentures

The Board will generally vote FOR the issuance of shares for private placements, the conversion of securities from one class to another, and the issuance of warrants or convertible debentures on the grounds that such issuances may be necessary and beneficial for the financial health of the company and may be a low cost source of equity capital. The Board will generally vote AGAINST any such issuance or related action if the proposal would in any way result in new equity holders having superior voting rights, would result in warrants or debentures, when exercised, holding in excess of 20 percent of the currently outstanding voting rights, or if the proposal would in any way diminish the rights of existing shareholders.

Issuance of Equity or Equity-Linked Securities without Subscription Rights (Preemptive Rights)

The Board generally will vote FOR proposals that seek shareholder approval of the issuance of equity, convertible bonds or other equity-linked debt instruments, or to issue shares to satisfy the exercise of such securities that are free of subscription (preemptive) rights on the grounds that companies must retain the ability to issue such securities for purposes of raising capital. The Board generally will vote AGAINST any proposal where dilution exceeds 20 percent of the company’s outstanding capital.

Recapitalization

The Board generally will vote FOR recapitalization plans that combine two or more classes of stock into one class, or that authorize the company to issue new common or preferred stock for such plans. The Board generally will vote AGAINST recapitalization plans that would result in the diminution of rights for existing shareholders.

Merger Agreement

The Board will vote on a CASE-BY-CASE basis on proposals seeking approval of a merger or merger agreement and all proposals related to such primary proposals, taking into consideration the particular facts and circumstances of the proposed merger and its potential benefits to existing shareholders.

Going Private

The Board will vote on a CASE-BY-CASE basis on proposals that allow listed companies to de-list and terminate registration of their common stock, taking into consideration the cash-out value to shareholders, and weighing the value in continuing as a publicly traded entity.

Reincorporation

The Board will vote on a CASE-BY-CASE basis on reincorporation proposals, taking into consideration whether financial benefits (e.g., reduced fees or taxes) likely to accrue to the company as a result of a reincorporation or other change of domicile outweigh any accompanying material diminution of shareholder rights. The Board will generally vote AGAINST the proposal unless the long-term business reasons for doing so are valid. The Board will generally vote FOR proposals to consider reincorporating in the United States if a company left the country for the purpose of avoiding taxes.

B-7

Bundled Proposals

The Board generally votes in accordance with recommendations made by its third party research provider on “bundled” or otherwise conditioned proposals, which are determined depending on the overall economic effects to shareholders.

Defense Mechanisms

Shareholder Rights’ Plan (Poison Pill)

The Board will vote on a CASE-BY-CASE basis regarding management proposals seeking ratification of a shareholder rights’ plan, including a net operating loss (NOL) shareholder rights’ plan, or stockholder proposals seeking modification or elimination of any existing shareholder rights’ plan.

Supermajority Voting

The Board generally will vote FOR the elimination or material diminution of provisions in company governing documents that require the affirmative vote of a supermajority of shareholders for approval of certain actions, and generally will vote AGAINST the adoption of any supermajority voting clause.

Control Share Acquisition Provisions

The Board generally will vote FOR proposals to opt out of control share acquisition statutes and will generally vote AGAINST proposals seeking approval of control share acquisition provisions in company governing documents on the grounds that such provisions may harm long-term share value by effectively entrenching management. The ability to buy shares should not be constrained by requirements to secure approval of the purchase from other shareholders.

Anti-Greenmail

The Board generally will vote FOR proposals to adopt anti-greenmail governing document amendments or to otherwise restrict a company’s ability to make greenmail payments.

Classification of Board of Directors

The Board generally will vote FOR proposals to declassify a board and AGAINST proposals to classify a board, absent special circumstances that would indicate that shareholder interests are better served by voting to the contrary.

Auditors

Ratify or Appoint Auditors

The Board generally votes in accordance with recommendations made by its third party research provider, which typically recommends votes FOR ratification or appointment except in situations where there are questions about the relative qualification of the auditors, conflicts of interest, auditor involvement in significant financial restatements, option backdating, material weaknesses in controls, attempts to limit auditor liability or situations where independence has been compromised.

B-8

Prohibit or Limit Auditor’s Non-Audit Services

The Board generally votes in accordance with recommendations made by its third party research provider, which typically recommends votes AGAINST these proposals since it may be necessary or appropriate for auditors to provide a service related to the business of a company and that service will not compromise the auditors’ independence. In addition, Sarbanes-Oxley legislation spells out the types of services that need pre-approval or would compromise independence.

Indemnification of External Auditor

The Board will generally vote AGAINST proposals to indemnify external auditors on the grounds that indemnification agreements may limit pursuit of legitimate legal recourse against the audit firm.

Indemnification of Internal Auditor

The Board will generally vote FOR the indemnification of internal auditors, unless the costs associated with the approval are not disclosed.

Social and Environmental

Disclose Social Agenda

The Board generally will ABSTAIN from voting on proposals that seek disclosure, often in the form of a report, on items such as military contracts or sales, environmental or conservation initiatives, business relationships with foreign countries, or animal welfare for the following reasons: a) our clients are likely to have different views of what is a socially responsible policy, b) whether social responsibility issues other than those mandated by law should be the subject of corporate policy, or c) because the impact of such disclosure on share value can rarely be anticipated with any degree of confidence.

Socially Responsible Investing

The Board generally will ABSTAIN from voting on proposals that seek to have a company take a position on social or environmental issues, for the reasons cited under ‘Disclose Social Agenda’ above.

Prohibit or Disclose Contributions and Lobbying Expenses

The Board generally votes in accordance with recommendations made by its third party research provider, which typically considers the proposal in the context of the company’s current disclosures, Federal and state laws, and whether the proposal is in shareholders’ best interests.

Disclose Prior Government Service

The Board generally will ABSTAIN from voting on proposals seeking the company to furnish a list of high-ranking employees who served in any governmental capacity over the last five years.

Change in Operations or Products Manufactured or Sold

The Board generally will ABSTAIN from voting on proposals seeking to change the way a company operates (e.g., protect human rights, sexual orientation, stop selling tobacco products, move manufacturing operations to another country, etc.).

B-9

Executive Compensation Report

The Board generally will vote AGAINST proposals seeking companies to issue a report on linkages between executive compensation and financial, environmental and social performance on the grounds that executive compensation is a business matter for the company’s board to consider.

Pay Equity

The Board will generally vote AGAINST proposals seeking a cap on the total pay and other compensation of its executive officers to no more than a specified multiple of the pay of the average employee of the company.

Foreign Issues

Foreign Issues- Directors, Boards, Committees

Approve Discharge of Management (Supervisory) Board

The Board generally votes in accordance with recommendations made by its third party research provider, which typically recommends votes FOR approval of the board, based on factors including whether there is an unresolved investigation or whether the board has participated in wrongdoing. This is a standard request in Germany and discharge is generally granted unless a shareholder states a specific reason for withholding discharge and intends to take legal action.

Announce Vacancies on Management (Supervisory) Board

The Board generally will vote FOR proposals requesting shareholder approval to announce vacancies on the board, as is required under Dutch law.

Approve Director Fees

The Board generally votes in accordance with recommendations made by its third party research provider on proposals seeking approval of director fees.

Foreign Issues- General Corporate Governance

Digitalization of Certificates

The Board generally will vote FOR proposals seeking shareholder approval to amend a company’s articles of incorporation to eliminate references to share certificates and beneficial owners, and to make other related changes to bring the articles in line with recent regulatory changes for Japanese companies.

Authorize Filing of Required Documents and Other Formalities

The Board generally will vote FOR proposals requesting shareholders authorize the holder of a copy of the minutes of the general assembly to accomplish any formalities required by law, as is required in France.

Propose Publications Media

The Board generally will vote FOR proposals requesting shareholders approve the designation of a newspaper as the medium to publish the company’s meeting notice, as is common in Chile and other countries.

B-10

Clarify Articles of Association or Incorporation

The Board generally will vote FOR proposals seeking shareholder approval of routine housekeeping of the company’s articles, including clarifying items and deleting obsolete items.

Update Articles of Association or Incorporation with Proxy Results

The Board generally will vote FOR proposals requesting shareholders approve changes to the company’s articles of association or incorporation to reflect the results of a proxy vote by shareholders, which is a routine proposal in certain country’s proxies.

Conform Articles of Association or Incorporation to Law or Stock Exchange

The Board generally will vote FOR proposals requesting shareholder approval to amend the articles of association or incorporation to conform to new requirements in local or national law or rules established by a stock exchange on which its stock is listed.

Authorize Board to Ratify and Execute Approved Resolutions

The Board generally will vote FOR proposals requesting shareholder approval to authorize the board to ratify and execute any resolutions approved at the meeting.

Prepare and Approve List of Shareholders

The Board generally votes FOR proposals requesting shareholder approval for the preparation and approval of the list of shareholders entitled to vote at the meeting, which is a routine formality in European countries.

Authorize Company to Engage in Transactions with Related Parties

The Board generally will vote FOR proposals requesting shareholder approval for the company, its subsidiaries, and target associated companies to enter into certain transactions with persons who are considered “interested parties” as defined in Chapter 9A of the Listing Manual of the Stock Exchange of Singapore (SES), as the SES related-party transaction rules are fairly comprehensive and provide shareholders with substantial protection against insider trading abuses.

Amend Articles to Lower Quorum Requirement for Special Business

The Board generally will vote on a CASE-BY-CASE basis on proposals seeking to amend the articles to lower the quorum requirement to one-third for special business resolutions at a shareholder meeting, which is common when certain material transactions such as mergers or acquisitions are to be considered by shareholders.

Change Date/Location of Annual Meeting

The Board will vote in accordance with the recommendation of the third-party research provider on proposals to change the date, time or location of the company’s annual meeting of shareholders.

Elect Chairman of the Meeting

The Board generally will vote FOR proposals requesting shareholder approval to elect the chairman of the meeting, which is a routine meeting formality in certain European countries.

B-11

Authorize New Product Lines

The Board generally will vote FOR proposals requesting shareholder approval to amend the company’s articles to allow the company to expand into new lines of business.

Approve Financial Statements, Directors’ Reports and Auditors’ Reports

The Board generally will vote FOR proposals that request shareholder approval of the financial statements, directors’ reports, and auditors’ reports.

Foreign Issues- Compensation

Approve Retirement Bonuses for Directors/Statutory Auditors

The Board generally will ABSTAIN from voting on proposals requesting shareholder approval for the payment of retirement bonuses to retiring directors and/or statutory auditors, which is a standard request in Japan, because information to justify the proposal is typically insufficient.

Approve Payment to Deceased Director’s/Statutory Auditor’s Family

The Board generally will ABSTAIN from voting on proposals requesting shareholder approval for the payment of a retirement bonus to the family of a deceased director or statutory auditor, which is a standard request in Japan, because information to justify the proposal is typically insufficient.

Foreign Issues- Business Entity, Capitalization

Set or Approve the Dividend

The Board generally will vote FOR proposals requesting shareholders approve the dividend rate set by management.

Approve Allocation of Income and Dividends

The Board generally will vote FOR proposals requesting shareholders approve a board’s allocation of income for the current fiscal year, as well as the dividend rate.

Approve Scrip (Stock) Dividend Alternative

The Board generally will vote FOR proposals requesting shareholders authorize dividend payments in the form of either cash or shares at the discretion of each shareholder, provided the options are financially equal. The Board generally will vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Authorize Issuance of Equity or Equity-Linked Securities

The Board generally will vote FOR proposals requesting shareholder approval to permit the board to authorize the company to issue convertible bonds or other equity-linked debt instruments or to issue shares to satisfy the exercise of such securities.

B-12

Authorize Issuance of Bonds

The Board generally will vote FOR proposals requesting shareholder approval granting the authority to the board to issue bonds or subordinated bonds.

Authorize Capitalization of Reserves for Bonus Issue or Increase in Par Value

The Board generally will vote FOR proposals requesting shareholder approval to increase authorized stock by capitalizing various reserves or retained earnings, which allows shareholders to receive either new shares or a boost in the par value of their shares at no cost.

Increase Issued Capital for Rights Issue

The Board generally will vote FOR proposals requesting shareholder approval to increase to issued capital in order to offer a rights issue to current registered shareholders, which provides shareholders the option of purchasing additional shares of the company’s stock, often at a discount to market value, and the company will use the proceeds from the issue to provide additional financing.

Board Authority to Repurchase Shares

The Board generally will vote FOR proposals requesting that a board be given the authority to repurchase shares of the company on the open market, with such authority continuing until the next annual meeting.

Authorize Reissuance of Repurchased Shares

The Board generally will vote FOR proposals requesting shareholder approval to reissue shares of the company’s stock that had been repurchased by the company at an earlier date.

Approve Payment of Corporate Income Tax

The Board generally will vote FOR proposals seeking approval for the use by a company of its reserves in order to pay corporate taxes, which is common practice in Europe.

Cancel Pre-Approved Capital Issuance Authority

The Board generally will vote FOR proposals requesting shareholders cancel a previously approved authority to issue capital, which may be necessary in Denmark as companies there do not have authorized but unissued capital that they may issue as needed like their counterparts in other countries.

Allotment of Unissued Shares

The Board generally will vote FOR proposals requesting that shareholders give the board the authority to allot or issue unissued shares.

Authority to Allot Shares for Cash

The Board generally will vote FOR proposals requesting that shareholders give the board the ability to allot a set number of authorized but unissued shares for the purpose of employee share schemes and to allot equity securities for cash to persons other than existing shareholders up to a limited aggregate nominal amount (a percentage of the issued share capital of the company).

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Foreign Issues- Defense Mechanisms

Authorize Board to Use All Outstanding Capital

The Board will vote on a CASE-BY-CASE basis on proposals requesting shareholders authorize the board, for one year, to use all outstanding capital authorizations in the event that a hostile public tender or exchange offer is made for the company, which is a common anti-takeover measure in France similar to the way U.S. companies use preferred stock.

Foreign Issues- Auditors

Approve Special Auditors’ Report

The Board generally will vote FOR proposals that present shareholders of French companies, as required by French law, with a special auditor’s report that confirms the presence or absence of any outstanding related party transactions. At a minimum, such transactions (with directors or similar parties) must be previously authorized by the board. This part of the French commercial code provides shareholders with a mechanism to ensure an annual review of any outstanding related party transactions.

Appoint Statutory Auditor

The Board generally will vote FOR proposals requesting shareholder approval to appoint the internal statutory auditor, designated as independent internal auditor as required by the revised Japanese Commercial Code.

Foreign Issues- Social and Environmental

Authorize Company to Make EU Political Organization Donations

The Board generally will ABSTAIN from voting on proposals that seek authorization for the company to make EU political organization donations and to incur EU political expenditures.

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APPENDIX C — MORE INFORMATION ABOUT CHOOSING A SHARE CLASS

Front-End Sales Charge Reductions – Accounts Eligible for Aggregation

The following accounts are eligible for account value aggregation for purposes of the right of accumulation and letters of intent as described in the prospectuses offering share classes subject to a front-end sales charge:

•	Individual or joint accounts;

•

Roth and traditional Individual Retirement Accounts (IRAs), Simplified Employee Pension accounts (SEPs), Savings Investment Match Plans for Employees of Small Employers accounts (SIMPLEs) and Tax Sheltered Custodial Accounts (TSCAs);

•	Uniform Gifts to Minors Act (UGMA)/Uniform Transfers to Minors (UTMA) accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child;

•	Revocable trust accounts for which you or an immediate family member, individually, is the beneficial owner/grantor;

•	Accounts held in the name of your, your spouse’s, or your domestic partner’s sole proprietorship or single owner limited liability company or S corporation;

•

Qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan; and

•	Investments in wrap accounts;

provided that each of the accounts identified above is invested in Class A, Class B, Class C, Class E, Class F, Class T, Class W and/or Class Z shares of the Funds.

The following accounts are not eligible for account value aggregation:

•

Accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts);

•	Accounts invested in Class I, Class R, Class R3, Class R4, Class R5 and/or Class Y shares of the Funds;

•	Investments in 529 plans, donor advised funds, variable annuities, variable life insurance products, or managed separate accounts;

•	Charitable and irrevocable trust accounts; and

•	Accounts holding shares of money market Funds that used the Columbia brand before May 1, 2010.

Sales Charge Waivers

Front-End Sales Charge Waivers

The following categories of investors may buy Class A, Class E and Class T shares of the Funds at net asset value, without payment of any front-end sales charge that would otherwise apply:

•	Current or retired Fund Board members, officers or employees of the Funds or Columbia Management or its affiliates[1];

•	Current or retired Ameriprise Financial Services, Inc. financial advisors and employees of such financial advisors[1];

•	Registered representatives and other employees of affiliated or unaffiliated Selling Agents having a selling agreement with the Distributor[1];

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•	Registered broker-dealer firms that have entered into a dealer agreement with the Distributor may buy Class A shares without paying a front-end sales charge for their investment account only;

•	Portfolio managers employed by subadvisers of the Funds[1];

•	Partners and employees of outside legal counsel to the Funds or the Funds’ directors or trustees who regularly provide advice and services to the Funds, or to their directors or trustees; and

•	Direct rollovers from qualified employee benefit plans, provided that the rollover involves a transfer to Class A shares in the same Fund.

•	Employees of Bank of America, its affiliates and subsidiaries.

•	Employees or partners of Columbia Wanger Asset Management, LLC and Marsico Capital Management, LLC (or their successors).

•

Individuals receiving a distribution from a Bank of America trust, fiduciary, custodial or other similar account may use the proceeds of that distribution to buy Class A shares without paying a front-end sales charge, as long as the proceeds are invested in the funds within 90 days of the date of distribution.

•

Any shareholder who owned shares of any fund of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000 (when all of the then outstanding shares of Columbia Acorn Trust were re-designated Class Z shares) and who since that time has remained a shareholder of any Fund, may buy Class A shares of any Fund without paying a front-end sales charge in those cases where a Columbia Fund Class Z share is not available.

•

Galaxy Fund shareholders prior to December 1, 1995; and shareholders who (i) bought Galaxy Fund Prime A shares without paying a front-end sales charge and received Class A shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Prime A shares were originally bought.

•

(For Class T shares only) Shareholders who (i) bought Galaxy Fund Retail A shares at net asset value and received Class T shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Retail A shares were originally bought; and Boston 1784 Fund shareholders on the date that those funds were reorganized into Galaxy Funds.

•	Separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11);

•	At the Fund’s discretion, front-end sales charges may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.

Purchases of Class A, Class E and Class T shares may be made at net asset value if they are made as follows:

•	With dividend or capital gain distributions from a Fund or from the same class of another Fund;

•

Through or under a wrap fee product or other investment product sponsored by a Selling Agent that charges an account management fee or other managed agency/asset allocation accounts or programs involving fee-based compensation arrangements that have or that clear trades through a Selling Agent that has a selling agreement with the Distributor;

•	Through state sponsored college savings plans established under Section 529 of the Internal Revenue Code; or

•	Through banks, trust companies and thrift institutions, acting as fiduciaries;

•	Through “employee benefit plans” created under section 401(a), 401(k), 457 and 403(b), and qualified deferred compensation plans, that have a plan level or omnibus account maintained with the Fund or

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the Transfer Agent and transacts directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper; and

[1]	Including their spouses or domestic partners, children or step-children, parents, step-parents or legal guardians, and their spouse’s or domestic partner’s parents, step-parents, or legal guardians.

Investors can also buy Class A shares without paying a sales charge if the purchase is made from the proceeds of a sale from any Columbia Fund Class A, B, C or T shares of another fund in the Columbia Funds Complex (other than Columbia Money Market Fund or Columbia Government Money Market Fund) within 90 days, up to the amount of the sales proceeds. In addition, shareholders of the money market fund series of BofA Funds Series Trust, which were formerly referred to as the Columbia Money Market Funds (the Former Columbia Money Market Funds), can also buy Class A shares of the Columbia Funds without paying a sales charge if the purchase is made from the proceeds of a sale of shares from a Former Columbia Money Market Fund within 90 days, up to the amount of the sales proceeds, provided that the proceeds are from the sale of shares of a Former Columbia Money Market Fund purchased on or before April 30, 2010. To be eligible for these reinstatement privileges the purchase must be made into an account for the same owner, but does not need to be into the same fund from which the shares were sold. The Transfer Agent, Distributor or their agents must receive a written reinstatement request within 90 days after the shares are sold and the purchase of Class A shares through this reinstatement privilege will be made at the NAV of such shares next calculated after the request is received in good order.

Restrictions may apply to certain accounts and certain transactions. The Funds may change or cancel these terms at any time. Any change or cancellation applies only to future purchases. Unless you provide your financial advisor with information in writing about all of the factors that may count toward a waiver of the sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible. You should request that your financial advisor provide this information to the Funds when placing your purchase order. For more information about the sales charge reductions and waivers described here, as well as additional categories of eligible investors, please see the applicable prospectus.

Contingent Deferred Sales Charge Waivers (Class A, Class B, Class C and Class T Shares)

Shareholders won’t pay a CDSC on redemption of Class A, Class C and Class T shares:

•	In the event of the shareholder’s death;

•	For which no sales commission or transaction fee was paid to an authorized Selling Agent at the time of purchase;

•	Purchased through reinvestment of dividend and capital gain distributions;

•	In an account that has been closed because it falls below the minimum account balance;

•	That result from required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70 1/2;

•

That result from returns of excess contributions made to retirement plans or individual retirement accounts, so long as the Selling Agent returns the applicable portion of any commission paid by the Distributor;

•	Of Class A shares of a Fund initially purchased by an employee benefit plan;

•	Other than Class A shares of a Fund initially purchased by an employee benefit plan that are not connected with a plan level termination;

•	In connection with the Fund’s Small Account Policy (as described in the applicable prospectus); and

•	At a Fund’s discretion, issued in connection with plans of reorganization, including but not limited to mergers, asset acquisitions and exchange offers, to which the Fund is a party.

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Shareholders won’t pay a CDSC on redemption of Class B shares:

•	In the event of the shareholder’s death; and

•	That result from required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70 1/2.

Below are additional categories of CDSC waivers:

•

For shares purchased prior to September 7, 2010, CDSCs may be waived on sales after the sole shareholder on an individual account or a joint tenant on a joint tenant account becomes disabled (as defined by Section 72(m)(7) of the Code). To be eligible for such a waiver: (i) the disability must arise after the account is opened and (ii) a letter from a physician must be signed under penalty of perjury stating the nature of the disability. If the account is transferred to a new registration and then shares are sold, the applicable CDSC will be charged.*

•

For shares purchased prior to September 7, 2010, CDSCs may be waived on shares sold by health savings accounts sponsored by third party platforms, including those sponsored by Bank of America affiliates.*

•

For shares purchased prior to September 7, 2010, CDSCs may be waived on (i) shares sold for medical payments that exceed 7.5% of income and (ii) distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least twelve weeks.*

•

For shares purchased prior to September 7, 2010, CDSCs may be waived on sales occurring pursuant to a SWP established with the Transfer Agent, to the extent that the sales do not exceed, on an annual basis, 12% of the account’s value as long as distributions are reinvested. Otherwise, a CDSC will be charged on SWP sales until this requirement is met.

•

CDSCs may be waived on shares (except for Class B shares) sold by certain group retirement plans held in omnibus accounts. However, CDSC may not be waived for Class C shares if the waiver would occur as a result of a plan-level termination.

•

CDSCs may be waived on shares sold in connection with distributions from qualified retirement plans, government (Section 457) plans, individual retirement accounts or custodial accounts under Section 403(b)(7) of the Code, following normal retirement or the attainment of age 59 1/2 for shares purchased prior to September 7, 2010.**

•

For Class B shares, and for Class A and Class C shares purchased prior to September 7, 2010, CDSCs may be waived on shares sold in connection with loans from qualified retirement plans to shareholders.*

*	Fund investors and Selling Agents must inform the Fund or the Transfer Agent in writing that the Fund investor qualifies for the particular sales charge waiver and provide proof thereof.

**	For direct trades on non-prototype retirement accounts where the date of birth of the Fund shareholder is not maintained, the shareholder or Selling Agent must inform the Fund or the Transfer Agent in writing that the Fund investor qualifies for the particular sales charge waiver and provide proof thereof.

Restrictions may apply to certain accounts and certain transactions. The Distributor may, in its sole discretion, authorize the waiver of the CDSC for additional classes of investors. The Fund may change or cancel these terms at any time. Any change or cancellation applies only to future purchases. For more information about the sales charge reductions and waivers described here, as well as additional categories of eligible redemptions, please see the prospectuses.

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Minimum Initial Investment in Class Z Shares

Class Z shares are available only to certain eligible investors, which are subject to different minimum initial investment requirements described in the prospectuses, as supplemented. In addition to the categories of Class Z investors described in the prospectuses, as supplemented, the minimum initial investment in Class Z shares is as follows:

There is no minimum initial investment in Class Z shares for any health savings account sponsored by a third party platform, including those sponsored by affiliates of Bank of America.

The minimum initial investment in Class Z shares for the following eligible investors is $1,000:

•

Any persons employed as of April 30, 2010 by the Legacy Columbia Funds’ former investment manager, distributor or transfer agent and immediate family members of any of the foregoing who share the same address and any employee of the Investment Manager, Distributor or Transfer Agent and immediate family members of any of the foregoing who share the same address and are eligible to make new and subsequent purchases in Class Z shares through an individual retirement account. If you maintain your account with a financial intermediary, you must contact that financial intermediary each time you seek to purchase shares to notify them that you qualify for Class Z shares.

The minimum initial investment in Class Z shares for the following categories of eligible investors is $2,000:

•

Any client of Bank of America or one of its subsidiaries buying shares through an asset management company, trust, fiduciary, retirement plan administration or similar arrangement with Bank of America or the subsidiary.

•	Any employee (or family member of an employee) of Bank of America or one of its subsidiaries.

•	Any investor buying shares through a Columbia Management state tuition plan organized under Section 529 of the Internal Revenue Code.

•	Any trustee or director (or family member of a trustee or director) of a fund distributed by the Distributor.

•

Any persons employed as of April 30, 2010 by the Legacy Columbia Funds’ former investment manager, distributor or transfer agent and immediate family members of any of the foregoing who share the same address and any employee of the Investment Manager, Distributor or Transfer Agent and immediate family members of any of the foregoing who share the same address and are eligible to make new and subsequent purchases in Class Z shares through a non-retirement account. If you maintain your account with a financial intermediary, you must contact that financial intermediary each time you seek to purchase shares to notify them that you qualify for Class Z shares.

Class B Shares—Conversion to Class A Shares

Class B shares purchased in a Legacy Columbia Fund at any time and Legacy RiverSource Fund (including former Seligman Fund) on or after June 13, 2009 automatically convert to Class A shares after you’ve owned the shares for eight years, except for Class B shares of Columbia Short Term Municipal Bond Fund, which do not convert to Class A shares. Class B shares originally purchased in a Legacy RiverSource Fund (other than a former Seligman Fund) on or prior to June 12, 2009 will convert to Class A shares after eight and one half years of ownership. Class B shares originally purchased in a former Seligman Fund on or prior to June 12, 2009 will convert to Class A shares in the month prior to the ninth year of ownership. The conversion feature allows you to benefit from the lower operating costs of Class A shares, which can help increase your total returns from an investment in the Fund.

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The following rules apply to the conversion of Class B shares to Class A shares:

•

Class B shares are converted on or about the 15th day of the month that they become eligible for conversion. For purposes of determining the month when your Class B shares are eligible for conversion, the start of the holding period is the first day of the month in which your purchase was made.

•	Any shares you received from reinvested distributions on these shares generally will convert to Class A shares at the same time.

•

You’ll receive the same dollar value of Class A shares as the Class B shares that were converted. Class B shares that you received from an exchange of Class B shares of another Fund will convert based on the day you bought the original shares.

•	No sales charge or other charges apply, and conversions are free from U.S. federal income tax.

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APPENDIX D — DESCRIPTION OF STATE RISK FACTORS

State Tax-Exempt Funds

The state tax-exempt Funds invest primarily in municipal securities issued by a single state and political sub-divisions of that state. Each state tax-exempt Fund will be particularly affected by political and economic conditions and developments in the state in which it invests. This exposure to factors affecting the state’s tax-exempt investments will be significantly greater than that of more geographically diversified funds, and may result in greater losses and volatility. Because of the relatively small number of issuers of tax-exempt securities in a given state, the Fund may invest a higher percentage of assets in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. At times, a Fund and other accounts managed by the Investment Manager may own all or most of the debt of a particular issuer. This concentration of ownership may make it more difficult to sell, or to determine the fair value of, these investments. In addition, a Fund may focus on a segment of the tax-exempt debt market, such as revenue bonds for health care facilities, housing or airports. These investments may cause the value of a Fund’s shares to change more than the values of shares of funds that invest more diversely. The yields on the securities in which the Funds invest generally are dependent on a variety of factors, including, among others, the financial condition of the issuer or other obligor, the revenue source from which the debt service is payable, general economic and monetary conditions, conditions in the relevant market, the size of a particular issue, the maturity of the obligation, and the rating of the issue. In addition to such factors, geographically concentrated securities will be particularly sensitive to local conditions, including political and economic changes, adverse conditions to an industry significant to the area, and other further developments within a particular locality. Because many tax-exempt bonds may be revenue or general obligations of local governments or authorities, ratings on tax-exempt bonds may be different from the ratings given to the general obligation bonds of a particular state.

Certain events may adversely affect investments within a particular sector in a state. Examples include litigation, legislation or court decisions, concerns about pending or contemplated litigation, legislation or court decisions, or lower demand for the services or products provided by a sector. Investing mostly in state-specific, tax-exempt investments makes the Funds more vulnerable to the relevant state’s economy and to factors affecting tax-exempt issuers in the state than would be true for more geographically diversified funds. These risks include, among others:

•	the inability or perceived inability of a government authority to collect sufficient tax or other revenues to meet its payment obligations;

•	natural disasters and ecological or environmental concerns;

•	the introduction of constitutional or statutory limits on a tax-exempt issuer’s ability to raise revenues or increase taxes;

•	the inability of an issuer to pay interest on or to repay principal or securities in which the funds invest during recessionary periods; and

•	economic or demographic factors that may cause a decrease in tax or other revenues for a government authority or for private operators of publicly financed facilities.

STATE SPECIFIC INFORMATION

The following discussion regarding certain economic, financial and legal matters pertaining to the states, U.S. territories and possessions referenced below, and their political subdivisions is drawn from the documents indicated below and does not purport to be a complete description or a complete listing of all relevant factors. More information about state specific risks may be available from other official state resources. The information has not been updated nor will it be updated during the year. The Funds have not independently verified any of the information contained in such documents and are not expressing any opinion regarding the completeness or materiality of such information. The information is subject to change at any time. Any such change may adversely affect the financial condition of the applicable state, U.S. territory or possession.

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Estimates and projections, if any, contained in the following summaries should not be construed as statements of fact; such estimates and projections are based on assumptions that may be affected by numerous factors and there can be no assurance that such estimates and projections will be realized or achieved. Discussions regarding the financial condition of a particular state or U.S. territory or possession may not be relevant to Municipal Obligations issued by political subdivisions of that state or U.S. territory or possession. Moreover, the general economic conditions discussed may or may not affect issuers of the obligations of these states, U.S. territories or possessions.

California

The following information has been obtained from the official statement of the State of California dated November 21, 2011.

Current Economic Condition.

The State of California (“California”) has the largest economy among the 50 states. Major components of California’s diverse economy include high technology, trade, entertainment, agriculture, manufacturing, government, tourism, construction and services.

During the recent recession, which officially ended in 2009, California experienced the most significant economic downturn since the Great Depression of the 1930s. As a result of continuing weakness in California’s economy, California tax revenues declined precipitously, resulting in large budget gaps and occasional cash shortfalls. More recently, California’s economy has grown slowly, and the Budget Act for the 2011-12 fiscal year adopted on June 30, 2011, together with related budget legislation (the “2011 Budget Act”), projects continuing growth in California’s major revenue sources from the recession’s low point.

In its report from May 2011, California’s Department of Finance described the California economy as being in the midst of a modest, drawn-out recovery. The private sector — outside of homebuilding — was providing most of the growth in the economy. Construction and real estate have been showing little growth. Export-driven and high-technology sectors were doing relatively well based on the combination of strong Asian economies and a weak U.S. dollar. Some recent indicators, mainly labor market statistics, have been weak. Public sector employment experienced unprecedented reductions during and after the recession. The May 2011 economic projection reflects a significant drop in state and local government employment in 2009 and 2010, and foresees more losses during 2011. The return to pre-recession conditions is expected to be slow and uneven.

Employment. California’s unemployment rate reached a high of 12.5% in late 2010. The rate improved thereafter, falling to 11.7% in May 2011, but rising to 12.0% for July 2011. In comparison, the national unemployment rate was 9.1% in July 2011.

Real Estate and Building Activity. California’s housing sector began a meager recovery during 2009 and the early months of 2010 in response to the federal home buyers tax credit. Existing home sales stabilized around the half-million unit rate (seasonally-adjusted and annualized) and the median sales price rose by 10% in 2010 from 2009, bringing the median price of these homes to approximately $300,000. Unsold inventory trended downward in 2009, as did the number of days needed to sell a home. However, the housing market indicators worsened during the middle of 2010 after the expiration of the federal home buyers tax credit. Housing market indicators again appeared to stabilize during the early months of 2011.

Additional foreclosures may result from the resetting of interest rates on adjustable rate mortgages through 2012, the commencement of the requirement to begin repayment of principal with interest during the same period on mortgages that were previously in an interest-only mode, and the expiration of the mortgage foreclosure relief program of the federal government called Homeowners Affordability and Stability Plan.

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State Budget.

California’s fiscal year begins on July 1 of each year and ends on June 30 of the following year. California receives revenues from taxes, fees and other sources, the most significant of which are the personal income tax, sales and use tax and corporation tax (which collectively constitute nearly 90% of total General Fund revenues and transfers). California expends money on a variety of programs and services. Significant elements of California’s expenditures include education (both kindergarten through twelfth grade (“K-12”) and higher education), health and human services and correctional programs.

The economic downturn of the last few years adversely affected California’s budget situation. To exacerbate the problem, as California entered the recession, annual revenues generally were less than annual expenses, resulting in a “structural” budget deficit. This structural deficit was due in part to overreliance on temporary remedies, including one-time revenues, internal borrowing, payment deferrals, accounting shifts and expenditure reduction proposals that did not materialize.

The 2011 Budget Act (for fiscal year 2011-12), which was signed by the Governor on June 30, 2011, closes a $26.6 billion projected budget gap and makes substantial progress in addressing California’s long term structural budget deficit. It also shifts certain program responsibilities to local government (and provides certain funding for such program responsibilities to local governments).

The 2011 Budget Act makes substantial cuts to California’s programs in order to bring expenditures more in line with available resources, including slightly over $15 billion in expenditure reductions over a two-year period. Expenditure reductions include significant cuts to Medi-Cal, Mental Health Services, and CalWORKs, among others in the Health and Human Services area, and reductions in K-12 education spending and support for the University of California and California State University systems. The 2011 Budget Act also provides for additional expenditure reductions without further action of the Legislature (called “trigger cuts”) in the event that the revenue projections in the 2011 Budget Act are not realized.

Despite eliminating a significant portion of the structural deficit in the 2011 Budget Act, California continues to face major long-term challenges and must address the remaining structural budget deficit and the consequences of budget-balancing actions taken in the past.

State and Local Government Considerations.

The primary units of local government in California are the 58 counties. Counties are responsible for the provision of many basic services, including indigent health care, welfare, jails and public safety in unincorporated areas. There are also 480 incorporated cities in California and thousands of special districts formed for education, utilities and other services.

Proposition 13, which was approved by voter initiative in 1978, amended California’s constitution to reduce and limit the future growth of property taxes and limit the ability of local governments to impose “special taxes” (those devoted to a specific purpose) without two-thirds voter approval. Although Proposition 13 limited property tax growth rates, it also has had a smoothing effect on property tax revenues, ensuring greater stability in annual revenues than existed before Proposition 13 passed.

Proposition 218, another constitutional amendment enacted by voter initiative in 1996, further limited the ability of local governments to raise taxes, fees and other exactions. The limitations imposed by Proposition 218 include requiring a majority vote approval for general local tax increases, prohibiting fees for services in excess of the cost of providing such service, and providing that no fee may be charged for fire, police or any other service widely available to the public.

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Over the years, a number of constitutional amendments similar to Proposition 13 and Proposition 218 have been enacted, often through voter initiatives, which have increased the difficulty of raising California’s taxes or restricted the use of General Fund revenues. Further initiatives or legislative changes in laws or the California Constitution may also affect the ability of state or local issuers to repay their obligations.

Bond Ratings.

Three major credit rating agencies, Moody’s Investors Service, Inc. (“Moody’s”), Standard and Poor’s Ratings Services (“S&P”) and Fitch Ratings (“Fitch”), assign ratings to California long-term general obligation bonds. According to the Treasurer of California’s website, as of February 9, 2012, California’s general obligation bonds were rated A1 by Moody’s, A- by S&P and A- by Fitch. It is not possible to determine whether, or the extent to which, Moody’s, S&P or Fitch will change such ratings in the future. Ratings assigned to individual Municipal Obligations vary.

Georgia

Unless otherwise noted, the following information is based on disclosure contained in the official statement, dated June 21, 2012, for the $737,040,000 State of Georgia General Obligation Bonds, 2012A, 2012B (Federally Taxable), and 2012C (Refunding) (the “2012 G.O. Bonds”).

Current Economic Condition.

General. General Fund revenues for the State of Georgia (“Georgia”) grew in fiscal year 2011 following three consecutive years of declines. The recession, which began in December 2007, resulted in a deep contraction in the national and Georgia economies, which in turn led to steep year over year revenue declines in many Georgia tax sources, including major revenue sources such as individual income tax, corporate income tax, and sales tax. Georgia’s amended fiscal year 2011 budget was built on projected growth of 4.2% in total tax revenues and 52.8% in interest, fees, and sales compared to fiscal year 2010 collections; both estimates included new revenue sources which had been enacted in the 2010 session of the General Assembly. Overall budget growth in General Fund revenues was 6.6%; however, actual tax revenues grew more quickly than budgeted. The actual fiscal year 2011 tax revenue growth was 7.0% versus the estimate of 4.2% growth. Interest, fees, and sales revenue growth fell short of the budget estimate with realized growth of 44.0%. Overall, General Fund growth equaled 8.8% compared to budgeted growth of 6.6%.

Population and Employment. Georgia is the ninth largest state with an estimated population of 9.7 million people as of the 2010 Census. Employment in Georgia is growing at a modest pace. As of April 2012, total non-farm employment increased by 24,700 jobs or 0.6% over April 2011. Over that same period, Georgia’s unemployment rate fell from 9.8% to 8.9%. As in the U.S., government employment contraction has been a drag on growth. Additionally, declining construction employment has continued to be a significant drag on overall employment performance. In contrast, the professional and business services sector, education and health sector, manufacturing sector, and the trade transportation and utilities sector all are experiencing positive year over year employment growth. The Purchasing Manager’s Index for manufacturing in Georgia declined slightly in April, but remains a robust 61.9, above the index levels for the U.S. and Southeast.

Real Estate and Building Activity. The housing sector in Georgia is still under stress. Existing home sales have been increasing, but construction activity has shown little improvement. One area of small improvement has been in multifamily constructions permits which have increased off their lows. Permits issued for single-family homes have not increased. Home prices as measured by the S&P Case Shiller repeat purchase index are still falling on a year over year basis for both the Atlanta metro area and for the composite index for 20 metro areas across the U.S. For the Atlanta metro area, home prices as of March 2012 are down 17.7% compared to prices during March 2011. The composite index for 20 metro areas across the county is down 2.6% for the same period. Foreclosure rates and mortgage delinquency rates in Georgia remain high and above the U.S. averages.

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State Budget.

The Georgia Constitution requires the state to adopt a balanced budget. The Georgia Constitution assigns responsibility for revenue estimates to the Governor, provides that no money may be drawn from the State Treasury except for appropriations made by law, and requires that the General Assembly annually appropriate state and federal funds necessary to operate all of the various departments and agencies of state government. It further provides that the general appropriations bill embrace only appropriations that were fixed by previous laws; the ordinary expenses of the executive, legislative, judicial departments of state government; payment of the public debt and the interest thereon; and support of the public institutions and educational interest of the state.

The fiscal year 2013 budget anticipates General Fund revenue growth of 5.2% over the amended fiscal year 2012 General Fund estimate and tax revenue growth of 5.3% over the amended fiscal year 2012 tax revenue estimate. The economic scenario which underlies the amended fiscal year 2012 and fiscal year 2013 budgets assumes that the national and state economies continue to recover with growth gradually accelerating. Higher employment and income growth are expected to boost income tax and sales tax collections. In addition, it is expected that individual income tax refunds will begin to slowly increase again. As economic conditions normalize in calendar 2012 and 2013, households are expected to increase savings’ rates further. This will constrain growth in sales tax revenue. Corporate profits are expected to continue to grow boosting corporate income tax collections. Moreover, the high level of corporate refunds paid in fiscal year 2012 is expected to moderate providing a boost to revenue growth.

This scenario expects that the U.S. will avoid recession in the near-term and that growth will improve and accelerate in the medium term. Given the current risks facing global economies including that of the U.S., economic conditions in Georgia could be materially worse than the current economic scenario. Such conditions would mean that the anticipated growth in state revenues would not be realized and that additional actions to reduce spending would be required.

Georgia will begin preparing preliminary revenue projections in early fiscal year 2013. These preliminary projections will factor in preliminary fiscal year 2012 collections, updated economic forecasts for the U.S. and Georgia, and estimated impacts from tax legislation passed in recent legislative sessions. These preliminary projections will be used to develop budget instructions for state agencies to prepare revised budget requests for the amended fiscal year 2013 budget and initial budget requests for the fiscal year 2014 budget and to guide interim decisions regarding expenditure levels.

Changes in Georgia’s Tax Code.

During its 2012 session, the General Assembly passed H.B. 386, which was signed into law by the Governor on April 19, 2012 (“Act 607”). This legislation implements a series of changes to Georgia’s tax code. These changes include key portions of the Governor’s initiative to improve Georgia’s competitive position in creating and retaining jobs such as: phasing out the sales tax on energy used in manufacturing activities; broaden sales tax exemptions for agricultural producers, exempt 1% of the total 4% sales and use tax rate for commercial sales and use of jet fuel; and, providing discretionary authority to exempt sales tax on energy and construction materials for projects of regional significance. Other provisions include: implementing a title fee on automobile transactions and eliminating the existing sales tax on auto sales and phasing out the property tax on autos; increasing the personal exemption for married filers to reduce the “marriage penalty” in the current tax code; capping the retirement income exclusion at the January 1, 2012 level of $65,000; eliminating the sales tax exemption for film production activities; implementing affiliate nexus language in sales tax; instituting sales tax holidays in the next two fiscal years; and capping credits allowed for conservation easements. The combined revenue impact of these tax code changes versus the tax code prior to the changes was estimated to equal -$48.8 million in fiscal year 2013, -$36.7 million in fiscal year 2014, and $22.7 million in fiscal year 2015.

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Bond Ratings.

Three major credit rating agencies, Moody’s Investors Service, Inc. (“Moody’s”), Standard and Poor’s Ratings Services (“S&P”) and Fitch Ratings (“Fitch”), assign ratings to Georgia’s long-term general obligation bonds. For the 2012 G.O. Bonds, Moody’s provided a rating of “Aaa,” S&P provided a rating of “AAA,” and Fitch provided a rating of “AAA,” respectively. It is not possible to determine whether, or the extent to which, Moody’s, S&P, or Fitch will change such ratings in the future. In addition, ratings assigned to individual Municipal Obligations may vary.

Maryland

Unless otherwise noted, the following information is based on disclosure contained in the official statement, dated March 7, 2012, for the $738,380,000 State of Maryland’s General Obligation Bonds, State and Local Facilities Loan of 2012, First Series (the “2012 G.O. Bonds”).

Current Economic Condition.

General. The economy of the State of Maryland (“Maryland”) is growing, but at a very slow rate. Employment growth of roughly 1% is forecast for the next several years, with wage growth of approximately 3.5% annually. Significant uncertainties abound, particularly with regard to potential federal budget cutbacks. Reductions in federal employment in Maryland appear to be likely in one form or another over the next several years. In light of the uncertainties, the State’s General Fund revenue forecast accounts for a loss of nearly 5,000 jobs in fiscal year 2013, 12,000 in fiscal year 2014, and 12,700 in fiscal year 2015 – roughly half of a percentage point of Maryland’s employment in the latter years. Ultimately, the impact on Maryland of federal budget cuts could be greater or less than projected at this time.

The 2013 Budget (as defined below) results in an estimated general fund balance on a budgetary basis at June 30, 2013 of $163.6 million. The Department of Budget and Management forecasts that expenditures will exceed available revenues in future years but the size of the gap has been reduced due to expenditure reductions included in the 2012 Act (as defined below) and in the 2013 Budget, which together reduce the State’s structural budget imbalance in fiscal year 2013 to an estimated $449.0 million from an estimated $1.1 billion. The Department of Budget and Management also estimates future shortfalls in the General Fund between $360.0 million and $437.0 million in fiscal years 2014 through 2017.

Population and Employment. According to the 2010 Census, Maryland has a population of approximately 5.8 million people. Maryland’s labor force totaled just under 3.0 million individuals in 2010, including agricultural and nonagricultural employment, the unemployed, the self-employed and residents who commute to jobs in other states. The government, retail trade, and services sectors (notably professional and business, and educational and health) are the leading areas of employment in the State. In contrast to the nation as a whole, considerably more people in Maryland are employed in the federal government and service sectors and fewer in manufacturing. In 2011, the unemployment rate in Maryland was 7.0%, as compared to 9.0% in the U.S.

Real Estate and Building Activity. Home sales in Maryland started to slow in 2005; prices began to substantively decline in 2008. More recently, the Maryland Realtors Association reports that the median price for a home sold in 2010 declined 4.1% from the median price in 2009, a marginal improvement compared to the 2009 year over year decline of 10.1%. The construction industry has contracted as new home construction slowed significantly and commercial construction was unable to compensate. In addition, retail sales of items such as appliances and furniture, typically associated with a strong housing market remain depressed compared to pre-recession levels.

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State Budget.

On January 18, 2012, the Governor presented his proposed fiscal year 2013 Budget (the “2013 Budget”) to the General Assembly. The 2013 Budget includes $15,324.7 million in spending for, among other things: (1) funds to Maryland’s retirement and pension systems consistent with the corridor funding methodology prescribed by statute; (2) $6,016.4 million in aid to local governments from general funds; (2) $4,058.9 million to support public health services in the Department of Health and Mental Hygiene, including $2,554.0 million for the Medicaid Program; (3) $0.7 million for capital projects; and (4) $390.5 million for the State Reserve Fund.

The 2013 Budget also includes deficiency appropriations of $296.7 million for fiscal year 2012, the largest of which include: (1) $101.2 million for the State Department of Education to reflect reduced projections for video lottery terminal revenue used to support education aid to local school systems; (2) $78.0 million to the Department of Health and Mental Hygiene primarily for Medicaid services; (3) $49.8 million for the State Department of Education and the Department of Human Resources to reflect reduced projections for the Temporary Assistance for Needy Families federal grant; and (4) $18.0 million for the State Department of Education to provide funding for the development and scoring of school assessments.

As part of the fiscal year 2013 Budget plan, the Governor has proposed the Budget Reconciliation and Financing Act of 2012 (the “2012 Act”) legislation that, if enacted, would authorize various funding changes resulting in increased general fund revenues and decreased general fund appropriations. The 2012 Act and other revenue adjustments increase fiscal year 2013 revenues by $348.8 million, the largest proposals of which include: (1) $182.3 million in additional income tax revenues derived from capping itemized deductions and limiting personal exemptions for certain individuals; (2) a $50.0 million payment from the Injured Worker’s Insurance Fund; (3) $39.0 million in additional sales tax collections as a result of proposals to extend the federal payroll tax reduction; (4) $21.0 million from the application of the sales tax to certain internet sellers; (5) $19.9 million from increased taxes on certain tobacco products; (6) $9.0 million in corporate income taxes from the elimination of a credit for telecommunications companies; (7) $8.8 million in lottery revenues from maintaining the current commission for lottery agents; and (8) a reduction of $37.1 million by repealing the requirement for local boards of education to reimburse Maryland for retirement contributions for federally funded positions.

State Debt.

Maryland had $10,150.6 million of net state tax-supported debt outstanding as of December 31, 2011. General obligation bonds accounted for $7,288.4 million of that amount. In fiscal year 2011, debt service on general obligation bonds was paid primarily from state property tax receipts. Department of Transportation bonds outstanding account for another $1,519.5 million of state tax-supported debt as of December 31, 2011; the debt service on those bonds is payable from taxes and fees related to motor vehicles and motor vehicle fuel, a portion of the corporate income tax and a portion of the sales and use tax on short term vehicle rentals. Debt obligations issued by the Maryland Stadium Authority in the form of lease-backed revenue bonds and equipment lease financing account for $232.2 million of State tax-supported debt outstanding as of December 31, 2011. Rental payments under the leases are subject to annual appropriation by the General Assembly.

Maryland has also financed construction and acquisition of various other facilities and equipment through lease-type financing, subject to annual appropriation by the General Assembly, in the amount of $472.0 million as of December 31, 2011.

There was $596.9 million of Grant Anticipation Revenue Vehicle (“GARVEE”) Bonds outstanding as of December 31, 2011. Debt service is paid from a portion of Maryland’s federal highway aid. The Maryland Department of Environment had Bay Restoration Revenue Bonds outstanding in the amount of $41.6 million as of December 31, 2011.

Maryland had $1,839.2 million of authorized but unissued debt as of December 31, 2011.

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Local Considerations.

Maryland received more federal jobs than any other state in the country as a result of the 2005 Base Realignment and Closure (“BRAC”) process. As part of BRAC, the commands of the Army Team C4ISR, Defense Information Systems Agency, Defense Media Activity, Army Research, Development, and Engineering, and Walter Reed hospital have been moved to Maryland. It was estimated that 45,232 jobs with an average wage of $70,388 would be created in or moved to Maryland as part of the process – of that, more than 15,000 would be direct, more than 22,000 would be would be indirect, and more than 7,000 would be induced. Presumably many of these jobs are currently in place; because the direct federal job realignment had a statutory end date of September 15, 2011, and many of the related indirect jobs are also in place. Although much of the activity has taken place, a substantial amount of economic upside remains – a portion of the positions may be telecommuting at this time and will likely either move to Maryland at a later date or be filled with Maryland residents as employees turn over. Also, separately but related, the U.S. Cyber Command, established in May 2010 and activated in October 2010, is expected to add 1,000 jobs annually for the next several years.

Bond Ratings.

Three major credit rating agencies, Moody’s Investors Service, Inc. (“Moody’s”), Standard and Poor’s Ratings Services (“S&P”) and Fitch Ratings (“Fitch”), assign ratings to Maryland’s long-term general obligation bonds. For the 2012 G.O. Bonds, Moody’s provided a rating of “Aaa,” S&P provided a rating of “AAA,” and Fitch provided a rating of “AAA,” respectively. It is not possible to determine whether, or the extent to which, Moody’s, S&P, or Fitch will change such ratings in the future. In addition, ratings assigned to individual Municipal Obligations may vary.

North Carolina

Unless otherwise noted, the following information is based on disclosure contained in (1) the Comprehensive Annual Financial Report for the fiscal year ended June 30, 2011 (the “2011 CAFR”), or (2) the official statement dated January 12, 2012, for the $179,540,000, State of North Carolina Grant Anticipation Revenue Vehicle Bonds, Series 2012 (the “2012 Official Statement”).

Current Economic Condition.

General. According to the 2011 CAFR, during fiscal year 2010-11, the economic recovery in the State of North Carolina (“North Carolina”) struggled to gain traction. The weak recovery occurred despite the fact it had been a year since the Great Recession ended. The National Bureau of Economic Research officially dated the end of the recession as June 2009. Nevertheless, economic conditions in North Carolina, as well as the nation, did not reflect a recovering economy. Employment losses were still occurring in some industry sectors, while other sectors were experiencing very little job growth. Additionally, the end of the economic recession did not mark the end of the housing recession, which was a precursor to the economic downturn.

Population and Employment. North Carolina’s estimated population as of July 1, 2011 was 9,735,890, ranking 10th in the nation. During the period from 2000 to 2010, North Carolina’s estimated population increased by 1,490,723 or 18.5% (the 3rd largest increase among the top 10 states on a percentage basis.) The major industry sectors in North Carolina are services, agriculture, trade, manufacturing, exports, and tourism, but the military presence and housing starts are also important factors. North Carolina, like the rest of the nation, is still dealing with a prolonged period of high unemployment and slow job growth in the wake of the national recession. North Carolina’s November 2011 seasonally adjusted unemployment rate was approximately 10.0%, up slightly from 9.8% in November 2010. At 10.0%, North Carolina’s unemployment rate is 1.4% higher than the nation as a whole (8.6%). Between North Carolina’s peak in employment in February 2008 and the low of February 2010, North Carolina lost 328,600 jobs – a decrease of 7.9%.

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Nonfarm total employment accounts for 3,876,800 jobs in North Carolina. Between February 2008 and February 2010, all major industrial sectors experienced job declines with the exception of education and health services (up 7,600) and government (up 5,600). The largest job losses were in manufacturing (down 98,400), trade, transportation, and utilities (down 71,900), construction (down 71,700), and professional and business services (down 35,600). However, between July 2010 and July 2011, job growth picked up somewhat, with all the major sectors reporting seasonally adjusted job increases: leisure and hospitality services (up 13,200); professional and business services (up 12,900); trade, transportation, and utilities (up 10,300); financial activities (up 4,800); manufacturing (up 2,300); and information (up 300).

State Budget.

According to Governor’s Recommended Adjustments, General Fund revenue is expected to register 6.2% base growth in fiscal year 2011-12, slightly above fiscal year 2010-11. By the end of fiscal year 2011-12, General Fund revenue collections are expected to total approximately $19,374.4 million, which is $232.5 million above the budgeted forecast. Reflecting a modest pace of recovery, General Fund revenue is forecasted to post 4.3% base growth in fiscal year 2012-13, down slightly from fiscal year 2011-12 growth. Individual income tax collections, North Carolina’s single largest revenue source, are expected to grow 4.8% in fiscal year 2011-12, which is $401.5 million above the budgeted forecast. Growth is expected to fall to 3.1% in fiscal year 2012-13 as the full year impact from the small business tax relief package (passed in 2011) is realized.

Sales and use tax collections, which comprise nearly one-third of General Fund revenue, are estimated to finish slightly below the budgeted forecast in fiscal year 2011-12. Boosted by the Governor’s recommendation to reinstate North Carolina’s sales tax rate at 5.5% (which increases the current rate by 0.75%) and an improved labor market, sales and use tax collections are expected to grow 18.4% in fiscal year 2012-13. In addition, corporate collections are forecast to grow approximately 4.2% in fiscal year 2011-12, outpacing budgeted expectations by $56.2 million as business profits were higher than anticipated. Reflecting an improving business climate and the historic volatility of this revenue source, corporate tax collections are expected to increase approximately 1.8% in fiscal year 2012-13.

Local Considerations.

Hurricane Irene made landfall in eastern North Carolina on August 27, 2011. According to the 2011 CAFR, early estimated losses totaled approximately $425 million (including $320 million related to agriculture and crop damage). Residents in 38 counties in North Carolina were eligible for federal individual assistance for recovery costs and 37 counties were eligible for federal public assistance including low-interest loans and grants to help individuals and public entities recover. In addition, farmers in 42 counties were eligible for disaster assistance from the United States Agriculture Department.

North Carolina provided funds to satisfy the matching requirement for federal assistance. This 25% match requirement was only applied to the non-agriculture damage that occurred, which was estimated in the 2011 CAFR to be approximately $29.66 million (based on estimates of $139.1 million in damage to nonagricultural entities). It is anticipated in the 2011 CAFR that the 25% match will be paid out over a number of fiscal years.

Bond Ratings.

Three major credit rating agencies, Moody’s Investors Service, Inc. (“Moody’s”), Standard and Poor’s Ratings Services (“S&P”) and Fitch Ratings (“Fitch”), assign ratings to North Carolina’s long-term general obligation bonds. For North Carolina’s most recent issuance of general obligation bonds, the $487,700,000 State of North Carolina General Obligation Public Improvement Bonds, Series 2010A, issued on April 14, 2010, Moody’s provided a rating of “Aaa,” S&P provided a rating of “AAA,” and Fitch provided a rating of “AAA,” respectively. It is not possible to determine whether, or the extent to which, Moody’s, S&P, or Fitch will change such ratings in the future. In addition, ratings assigned to individual Municipal Obligations may vary.

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South Carolina

Unless otherwise noted, the following information is based on disclosure contained in the official statement dated April 12, 2012 (the “2012 Official Statement”), for the $29,860,000 General Obligation State School Facilities Refunding Bonds, Series 2012A, the $46,875,000 General Obligation State Capital Improvement Refunding Bonds, Series 2012A, the $27,220,000 General Obligation State Economic Development Refunding Bonds, Series 2012A, and the $28,745,000 General Obligation State Transportation Infrastructure Refunding Bonds, Series 2012A (collectively, the “2012 G.O. Bonds”).

Current Economic Condition.

General. Historically, the economy of the State of South Carolina (“South Carolina”) was dependent on agriculture until well into the 20th century; thereafter, manufacturing became the leading contributor to South Carolina’s gross domestic product. Since the 1950’s, South Carolina’s economy has undergone a gradual transition to other activities. At December 31, 2010, principal contributors to South Carolina’s gross domestic product were the trade, transportation, and utilities industries (19%), and financial activities (17%), followed by government (16%). During the years 2005 to 2010, the fastest growing contributors to South Carolina’s gross domestic product were the information industry (4.3% average annual growth), followed by education and health services (3.4%), and government (3.4%). Manufacturing declined over the period by 0.4% in South Carolina, and by 1.7% in the southeast, while growing slightly in the nation by 0.3%. South Carolina’s total gross domestic product grew at an average annual growth rate of 0.8% (versus 0.6% for southeastern states and 1.0% for the nation) from 2005 to 2010. For the calendar year 2010, the South Carolina Department of Commerce reported $4.058 billion in new capital investments that are expected to create about 20,453 new jobs.

Population and Employment. South Carolina’s population estimate at December 31, 2010 was over 4.6 million. South Carolina’s rate of growth in population was 17th fastest in the United States in 2010. South Carolina’s unemployment rate in January 2012 was 9.3%. South Carolina’s unemployment rate at December 31, 2010 was 10.9%, down 0.9% from 11.8% in December 31, 2009. By comparison, the unemployment rate in December 2010 was 9.8% for the southeastern states and 9.5% for the nation. Over the past several years, South Carolina’s unemployment rates have trended higher than the unemployment rates of other southeastern states and the nation. Largest contributors to the state’s unemployment rate are declines in manufacturing jobs and growth in the labor force. While South Carolina’s economy is generating jobs, not enough jobs have been created to address the expanding labor force. South Carolina’s nonagricultural employment decreased 0.8% from 2005 to 2010, and to 1.81 million by December 2010. Strongest job growth through the period 2005 to 2010 occurred in the education and health services (24,900 jobs, 2.5% average annual growth), professional and business services (18,300, 0.9%), leisure and hospitality (5,200, 0.5%), government (5,000, 0.2%), and military (800, 0.3%). During the same period, South Carolina’s manufacturing sector declined by 95,100 jobs (4.0%).

State Budget.

South Carolina’s annual Appropriations Act includes legally adopted budgets for the Budgetary General Fund and for Total Funds. The initial budget appears in the annual Appropriations Act. After the budget year begins, the State Budget and Control Board, comprised of five key executive and legislative officials, may order spending cuts if revenue collections fail to reach predicted levels. Departments and agencies may request transfers of appropriations among programs if the transfer request does not exceed 20% of the program budget. The Budget and Control Board has the authority to approve additional transfers of appropriations between personal service and other operating expense accounts.

The original revenue estimate adopted by the Board of Economic Advisors for South Carolina’s budgetary general fund for the fiscal year ended June 30, 2011, was $5,574.3 million, and the Appropriation Act estimate as enacted by the General Assembly was $5,105.6 million. On November 10, 2010, the Board of Economic Advisors revised its estimate of budgetary general fund revenue to $5,803.9 million, an increase of $229.6

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million, and a 4.1% increase to its original fiscal year 2010-11 estimate. On February 9, 2011, the Board of Economic Advisors revised its estimate of budgetary general fund revenue to $5,853.9 million, an increase of $50 million, and a cumulative 5.0% increase to its original fiscal year 2010-11 estimate. On May 12, 2011, the Board of Economic Advisors revised its estimate of budgetary general fund revenue to $5,958.9 million, an increase of $105 million, and a cumulative 6.9% increase to its original fiscal year 2010-11 estimate. On August 22, 2011, the Comptroller General announced that South Carolina completed fiscal year 2010-11 with a $296.5 million budgetary general fund surplus, of which amount $173.8 million was committed by supplemental appropriation but not available until after September 1, 2011.

The original revenue estimate adopted by the Board of Economic Advisors for South Carolina’s budgetary general fund for the fiscal year ending June 30, 2012, was $6,020.1 million, and the Appropriation Act estimate as enacted by the General Assembly was $5,453.5 million. On November 10, 2011, the Board of Economic Advisors revised its estimate of budgetary general fund revenue to $6,293.8 million, an increase of $273.7 million, and a 4.5% increase to its original fiscal year 2011-12 estimate.

Through February 29, 2012, total general fund revenue collections year to date were under the fiscal year 2011-12 revised revenue plan estimate year to date by $71.8 million or 1.8%, but exceeded prior year collections for the same period by $75.3 million or 2.0%. Both the General Reserve Fund and the Capital Reserve Fund are fully funded at $183.4 million and $104.8 million, respectively.

Bond Ratings.

Three major credit rating agencies, Moody’s Investors Service, Inc. (“Moody’s”), Standard and Poor’s Ratings Services (“S&P”) and Fitch Ratings (“Fitch”), assign ratings to South Carolina’s long-term general obligation bonds. For the 2012 G.O. Bonds, Moody’s provided a rating of “Aaa,” S&P provided a rating of “AA+,” and Fitch provided a rating of “AAA,” respectively. It is not possible to determine whether, or the extent to which, Moody’s, S&P, or Fitch will change such ratings in the future. In addition, ratings assigned to individual Municipal Obligations may vary.

Commonwealth of Virginia

Unless otherwise noted, the following information is based on disclosure contained in the official statement dated February 16, 2012 (the “2012 Official Statement”), for the $95,490,000 Commonwealth of Virginia General Obligation Refunding Bonds, Series 2012A (the “2012 G.O. Bonds”).

Current Economic Condition.

General. According to the Financial Statements of the Commonwealth of Virginia (“Virginia”) for the fiscal year ended June 30, 2011 (contained in the 2012 Official Statement as Appendix A), the primary government’s assets exceeded its liabilities at June 30, 2011, by $18.0 billion. Net assets of governmental activities increased by $1.1 billion and net assets of business-type activities increased by $237.5 million. At the end of the fiscal year, Virginia’s governmental funds reported a combined ending fund balance of $3.4 billion, an increase of $812.4 million in comparison with the prior fiscal year. Of this total fund balance, $253.0 million represents nonspendable fund balance, $1.1 billion represents restricted fund balance, $3.1 billion represents committed fund balance, and $10.2 million represents assigned fund balance. These amounts are offset by a negative $1.0 billion unassigned fund balance. In addition, Virginia’s total debt rose during the fiscal year to $33.7 billion, an increase of $1.9 billion, or 5.9%. During the fiscal year, Virginia issued new debt in the amount of $1.0 billion for the primary government and $3.6 billion for the component units.

Population and Employment. As of December 2011, up to 3.6 million residents of Virginia were in the civilian labor force, which includes agricultural and nonagricultural employment, the unemployed, the self-employed, and residents who commute to jobs in other states. Virginia is one of 22 states with a Right-to-Work

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Law and has a record of good labor-management relations. Virginia’s favorable business climate is reflected in the relatively small number of strikes and other work stoppages it experiences.

The Virginia Beach-Norfolk-Newport News area lost 2,000 jobs, or 3% of nonfarm employment. In calendar year 2011, the unemployment rate in Virginia was 8.50%, down from 9.60% in calendar year 2010. As of the third quarter 2011, Virginia had modest job growth in eight of the 10 metropolitan statistical areas reported on by the Virginia Employment Commission. Those areas include Blacksburg-Christiansburg, Charlottesville, Danville, Harrisonburg, Lynchburg, Northern Virginia, Roanoke, and Winchester. The Richmond metropolitan area experienced the largest job loss, down 8,600 jobs or 1.4% of nonfarm employment.

State Budget.

The Governor of Virginia (the “Governor”) is the chief planning and budget officer of Virginia. The Secretary of Finance and the Department of Planning and Budget assist the Governor in the preparation of executive budget documents. The Governor’s Secretaries advise the Governor and the Department of Planning and Budget on the relative priority of the budget requests from their respective agencies. The Governor is required by statute to present a bill detailing his budget for the next biennium (the “Budget Bill”) and a narrative summary of the bill to the General Assembly by December 20th in the year immediately prior to each even-year session. The Budget Bill is introduced in both the House of Delegates and the Senate. It is referred to the House Appropriations and Senate Finance Committees, which hold joint meetings to hear from citizens, from other General Assembly members and from agency representatives. The Budget Bill is then approved by each Committee in an open session and reported to the respective floors for consideration, debate, amendment and passage. After the bill has passed both houses, differences between the House and Senate versions are reconciled by a conference committee from both houses.

On December 19, 2011, the Governor presented the Budget Bill for the 2012-2014 biennium that begins July 1, 2012 (House Bill/Senate Bill 30) (the “2012 Budget Bill”). The 2012 Budget Bill focuses on the core functions of government, and was developed with five main objectives:

•	Promote job creation, economic development, and entrepreneurship;

•	Reform, reallocate, and reinvest in programs that make government more efficient, effective, and accountable;

•	Fund the key budget areas of education and transportation;

•	Address problem areas of pension funding, transportation maintenance, and higher education funding; and

•	Build up cash reserves and liquidity to provide flexibility to address future adverse economic events.

The proposed 2012 Budget Bill appropriates $84.9 billion for total state government operations, and leaves an unappropriated balance on June 30, 2014, of $31.4 million. The revised economic forecast projects general fund revenues to grow 3.3% in fiscal year 2013 and 4.5% in fiscal year 2014.

The 2012 Budget Bill provides an additional $132.7 million to the Revenue Stabilization Fund in fiscal year 2013 and $166.4 million in fiscal year 2014. These deposits, with earnings, will bring the expected balance in the Revenue Stabilization Fund to $609.2 million by the end of fiscal year 2014. The 2012 Budget Bill also deposits an additional $50 million to the Federal Action Contingency Fund (FACT Fund) over the biennium.

Other proposed budget actions provide: $2.21 billion in total employer contributions to Virginia’s Retirement System; $200 million in new funding for Virginia’s higher education system; an additional $438 million in total new state funding for public education; $40 million in new funding for economic development and private sector job creation; an increase in the dedicated transportation allocation of the sales tax from 0.5% to 0.75% over the next 8 years; and an increase in mental health funding by $30 million to continue the transition to more community based care.

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State Debt.

Virginia is prohibited from issuing general obligation bonds for operating purposes. At the end of the current fiscal year, Virginia had total debt outstanding of $33.7 billion, including total tax-supported debt of $12.1 billion and total debt not supported by taxes of $21.6 billion. Bonds backed by the full faith and credit of the government and tax-supported total $1.7 billion. Debt is considered tax-supported if Virginia tax revenues are used or pledged for debt service payments. An additional $684.0 million is considered moral obligation debt which is not tax-supported. Virginia has no direct or indirect pledge of tax revenues to fund reserve deficiencies. However, in some cases, Virginia has made a moral obligation pledge to consider funding deficiencies in debt service reserves that may occur. The remainder of Virginia’s debt represents bonds secured solely by specified revenue sources (i.e., revenue bonds).

During fiscal year 2011, Virginia issued $4.6 billion of new debt for various projects. $1.0 billion of the new debt was for the primary government and $3.6 billion for the component units.

Bond Ratings.

Three major credit rating agencies, Moody’s Investors Service, Inc. (“Moody’s”), Standard and Poor’s Ratings Services (“S&P”) and Fitch Ratings (“Fitch”), assign ratings to Virginia’s long-term general obligation bonds. For the 2012 G.O. Bonds, Moody’s provided a rating of “Aaa,” S&P provided a rating of “AA+,” and Fitch provided a rating of “AAA,” respectively. It is not possible to determine whether, or the extent to which, Moody’s, S&P, or Fitch will change such ratings in the future. In addition, ratings assigned to individual Municipal Obligations may vary.

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APPENDIX E — LEGACY COLUMBIA FUNDS

Legacy Columbia funds are funds that were branded Columbia or Columbia Acorn prior to Sept. 27, 2010.

ColumbiaSM Acorn® Fund

ColumbiaSM Acorn International®

ColumbiaSM Acorn International Select®

ColumbiaSM Acorn Select®

ColumbiaSM Acorn USA®

Columbia Balanced Fund

Columbia Bond Fund

Columbia California Intermediate Municipal Bond Fund

Columbia California Tax-Exempt Fund

Columbia Connecticut Intermediate Municipal Bond Fund

Columbia Connecticut Tax-Exempt Fund

Columbia Contrarian Core Fund

Columbia Convertible Securities Fund

Columbia Corporate Income Fund (formerly known as Columbia Income Fund)

Columbia Dividend Income Fund

Columbia Emerging Markets Fund

Columbia Energy and Natural Resources Fund

Columbia Georgia Intermediate Municipal Bond Fund

Columbia Greater China Fund

Columbia High Yield Municipal Fund

Columbia High Yield Opportunity Fund

Columbia Intermediate Bond Fund

Columbia Intermediate Municipal Bond Fund

Columbia International Bond Fund

Columbia International Value Fund

Columbia Large Cap Core Fund

Columbia Large Cap Enhanced Core Fund

Columbia Large Cap Growth Fund

Columbia Large Cap Index Fund

Columbia Large Cap Value Fund

Columbia LifeGoal® Balanced Growth Portfolio

Columbia LifeGoal® Growth Portfolio

Columbia LifeGoal® Income and Growth Portfolio

Columbia LifeGoal® Income Portfolio

Columbia Marsico 21st Century Fund

Columbia Marsico Focused Equities Fund

Columbia Marsico Global Fund

Columbia Marsico Growth Fund

Columbia Marsico International Opportunities Fund

Columbia Maryland Intermediate Municipal Bond Fund

Columbia Massachusetts Intermediate Municipal Bond Fund

Columbia Massachusetts Tax-Exempt Fund

Columbia Masters International Equity Portfolio

Columbia Mid Cap Growth Fund

Columbia Mid Cap Index Fund

Columbia Mid Cap Value Fund

Columbia Multi-Advisor International Equity Fund

Columbia New York Intermediate Municipal Bond Fund

Columbia New York Tax-Exempt Fund

Columbia North Carolina Intermediate Municipal Bond Fund

Columbia Oregon Intermediate Municipal Bond Fund

Columbia Overseas Value Fund

Columbia Pacific/Asia Fund

Columbia Real Estate Equity Fund

Columbia Select Large Cap Growth Fund

Columbia Select Small Cap Fund

Columbia Short Term Bond Fund

Columbia Short Term Municipal Bond Fund

Columbia Small Cap Core Fund

Columbia Small Cap Growth Fund I

Columbia Small Cap Growth Fund II

Columbia Small Cap Index Fund

Columbia Small Cap Value Fund I

Columbia Small Cap Value Fund II

Columbia South Carolina Intermediate Municipal Bond Fund

Columbia Strategic Income Fund

Columbia Strategic Investor Fund

Columbia Tax-Exempt Fund

Columbia Technology Fund

Columbia Thermostat Fund®

Columbia U.S. Treasury Index Fund

Columbia Value and Restructuring Fund

Columbia Virginia Intermediate Municipal Bond Fund

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APPENDIX F — LEGACY RIVERSOURCE FUNDS

Legacy RiverSource funds include RiverSource, Seligman and Threadneedle funds, funds renamed effective Sept. 27, 2010 to bear the Columbia brand, and certain other funds. Prior fund names are noted in parenthesis.

Columbia 120/20 Contrarian Equity Fund (formerly known as RiverSource 120/20 Contrarian Equity Fund)

Columbia Absolute Return Currency and Income Fund (formerly known as RiverSource Absolute Return Currency and Income Fund)

Columbia AMT-Free Tax-Exempt Bond Fund (formerly known as RiverSource Tax-Exempt Bond Fund)

Columbia Asia Pacific ex-Japan Fund (formerly known as Threadneedle Asia Pacific Fund)

Columbia Diversified Bond Fund (formerly known as RiverSource Diversified Bond Fund)

Columbia Diversified Equity Income Fund (formerly known as RiverSource Diversified Equity Income Fund)

Columbia Dividend Opportunity Fund (formerly known as RiverSource Dividend Opportunity Fund)

Columbia Emerging Markets Bond Fund (formerly known as RiverSource Emerging Markets Bond Fund)

Columbia Emerging Markets Opportunity Fund (formerly known as Threadneedle Emerging Markets Fund)

Columbia Equity Value Fund (formerly known as RiverSource Equity Value Fund)

Columbia European Equity Fund (formerly known as Threadneedle European Equity Fund)

Columbia Floating Rate Fund (formerly known as RiverSource Floating Rate Fund)

Columbia Frontier Fund, Inc. (formerly known as Seligman Frontier Fund, Inc.)

Columbia Global Bond Fund (formerly known as RiverSource Global Bond Fund)

Columbia Global Equity Fund (formerly known as Threadneedle Global Equity Fund)

Columbia Global Extended Alpha Fund (RiverSource Global Extended Alpha Fund)

Columbia Government Money Market Fund, Inc. (formerly known as RiverSource Government Money Market Fund, Inc.)

Columbia High Yield Bond Fund (formerly known as RiverSource High Yield Bond Fund)

Columbia Income Builder Fund (formerly known as RiverSource Income Builder Basic Income Fund)

Columbia Income Opportunities Fund (formerly known as RiverSource Income Opportunities Fund)

Columbia Inflation Protected Securities Fund (formerly known as RiverSource Inflation Protected Securities Fund)

Columbia Large Core Quantitative Fund (formerly known as RiverSource Disciplined Equity Fund)

Columbia Large Growth Quantitative Fund (formerly known as RiverSource Disciplined Large Cap Growth Fund)

Columbia Large Value Quantitative Fund (formerly known as RiverSource Disciplined Large Cap Value Fund)

Columbia Limited Duration Credit Fund (formerly known as RiverSource Limited Duration Bond Fund)

Columbia Marsico Flexible Capital Fund

Columbia Mid Cap Growth Opportunity Fund (formerly known as RiverSource Mid Cap Growth Fund)

Columbia Mid Cap Value Opportunity Fund (formerly known as RiverSource Mid Cap Value Fund)

Columbia Minnesota Tax-Exempt Fund (formerly known as RiverSource Minnesota Tax-Exempt Fund)

Columbia Money Market Fund (formerly known as RiverSource Cash Management Fund)

Columbia Multi-Advisor International Value Fund (formerly known as RiverSource Partners International Select Value Fund)

Columbia Multi-Advisor Small Cap Value Fund (formerly known as RiverSource Partners Small Cap Value Fund)

Columbia Portfolio Builder Aggressive Fund (formerly known as RiverSource Portfolio Builder Aggressive Fund)

Columbia Portfolio Builder Conservative Fund (formerly known as RiverSource Portfolio Builder Conservative Fund)

Columbia Portfolio Builder Moderate Aggressive Fund (formerly known as RiverSource Portfolio Builder Moderate Aggressive Fund)

Columbia Portfolio Builder Moderate Conservative Fund (formerly known as RiverSource Portfolio Builder Moderate Conservative Fund)

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Columbia Portfolio Builder Moderate Fund (formerly known as RiverSource Portfolio Builder Moderate Fund)

Columbia Recovery and Infrastructure Fund (formerly known as RiverSource Recovery and Infrastructure Fund)

Columbia Retirement Plus 2010 Fund (formerly known as RiverSource Retirement Plus 2010 Fund)

Columbia Retirement Plus 2015 Fund (formerly known as RiverSource Retirement Plus 2015 Fund)

Columbia Retirement Plus 2020 Fund (formerly known as RiverSource Retirement Plus 2020 Fund)

Columbia Retirement Plus 2025 Fund (formerly known as RiverSource Retirement Plus 2025 Fund)

Columbia Retirement Plus 2030 Fund (formerly known as RiverSource Retirement Plus 2030 Fund)

Columbia Retirement Plus 2035 Fund (formerly known as RiverSource Retirement Plus 2035 Fund)

Columbia Retirement Plus 2040 Fund (formerly known as RiverSource Retirement Plus 2040 Fund)

Columbia Retirement Plus 2045 Fund (formerly known as RiverSource Retirement Plus 2045 Fund)

Columbia Select Large-Cap Value Fund (formerly known as Seligman Large-Cap Value Fund)

Columbia Select Smaller-Cap Value Fund (formerly known as Seligman Smaller-Cap Value Fund)

Columbia Seligman Communications and Information Fund, Inc. (formerly known as Seligman Communications and Information Fund, Inc.)

Columbia Seligman Global Technology Fund (formerly known as Seligman Global Technology Fund)

Columbia Short-Term Cash Fund (formerly known as RiverSource Short-Term Cash Fund)

Columbia Strategic Allocation Fund (formerly known as RiverSource Strategic Allocation Fund)

Columbia U.S. Government Mortgage Fund (formerly known as RiverSource U.S. Government Mortgage Fund)

F-2

Appendix C – Pro forma financial statements of Columbia Equity Value Fund, Columbia High Yield Bond Fund, Columbia Money Market Fund and Columbia Overseas Value Fund

NARRATIVE DESCRIPTION OF THE PRO FORMA EFFECTS OF THE REORGANIZATIONS

The unaudited pro forma information set forth below for the twelve month periods ended on the dates indicated is intended to present supplemental data as if the reorganizations of one or more funds (each a “Selling Fund” and together, the “Selling Funds”) into other corresponding funds (each a “Buying Fund” and together, the “Buying Funds”), as noted in Table 1 below (the “Reorganizations”), had occurred as of the beginning of the period (unless otherwise noted). No Reorganization is contingent upon any other Reorganization. Information has not been presented for any Reorganizations involving a Selling Fund the net assets of which were less than 10% of the net assets of the corresponding Buying Fund as of September 30, 2012.

Table 1 – Reorganizations

Selling Fund	Buying Fund	Period Ended
Columbia Large Cap Value Fund	Columbia Equity Value Fund	August 31, 2012
Columbia Multi-Advisor International Value Fund	Columbia Overseas Value Fund	August 31, 2012
Columbia High Yield Opportunity Fund	Columbia High Yield Bond Fund	May 31, 2012

Basis of Combination

In August 2012 and September 2012, the Boards of Trustees of the Selling Funds approved an Agreement and Plan of Reorganization (the “Plan of Reorganization”) pursuant to which, subject to shareholder approval, each Selling Fund will transfer all of its assets to the corresponding Buying Fund in exchange for shares of the corresponding Buying Fund (“Reorganization Shares”) and each Buying Fund will assume all of the liabilities of the corresponding Selling Fund. Selling Fund shareholders will receive the class of Reorganization Shares indicated in Table 2 below. Each Buying Fund will issue Reorganization Shares with an aggregate net asset value equal to the aggregate value of the assets that it receives from the corresponding Selling Fund, less the liabilities it assumes from the corresponding Selling Fund. All Reorganization Shares delivered to the Selling Funds will be delivered at net asset value without a sales load, commission or other similar fee being imposed. Immediately following the transfer, the Reorganization Shares received by each Selling Fund attributable to each class thereof will be distributed pro rata, on what is expected to be a tax-free basis for U.S. federal income tax purposes, to the shareholders of such class of the Selling Fund in proportion to their holdings of shares of the Selling Fund.

Table 2 – Reorganization Shares

Selling Fund Share Class		Reorganization Share Class
Class A	→	Class A
Class B	→	Class B
Class C	→	Class C
Class I	→	Class I
Class K*	→	Class K*
Class R	→	Class R
Class W	→	Class W
Class Y	→	Class Y
Class Z	→	Class Z

*	Note that Class R4 of certain Selling Funds was redesignated as Class K, effective October 25, 2012. Class K of such Selling Funds will reorganize into Class K of the corresponding Buying Fund, as applicable.

Under the terms of the Plan of Reorganization, each Reorganization will be accounted for by the method of accounting for tax-free mergers of investment companies. Following the Reorganizations, the Buying Funds will be the accounting survivors. In accordance with accounting principles generally accepted in the United States, the historical cost of investment securities will be carried forward to the surviving funds and the results of operations for pre-Reorganization periods will not be restated. The costs of the Reorganizations, current estimates of which are set forth in Table 5 below, will be borne by the Selling Funds and the Buying Funds (each a “Fund” and collectively, the “Funds”) up to the amount of the anticipated reduction in expenses borne by that Fund over the

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first year following the Reorganization. Any Reorganization expenses otherwise allocable to a Fund that are in excess of that limitation will be borne by Columbia Management Investment Advisers, LLC (“Columbia Management”) or its affiliates and not by any other Fund. If a Reorganization is not consummated, Columbia Management or its affiliates will bear the costs associated with that Reorganization. The pro forma information provided herein should be read in conjunction with the audited financial statements of the Funds included in their most recent annual reports and, as applicable, the unaudited financial statements of the Funds included in their most recent semi-annual reports, in each case dated as indicated in Table 3 below.

Table 3 – Shareholder Report Dates

Fund	Annual Report	Semi-Annual Report
Columbia Equity Value Fund (Buying Fund)	2/29/2012	8/31/2012
Columbia Large Cap Value Fund (Selling Fund)	2/29/2012	8/31/2012
Columbia Overseas Value Fund (Buying Fund)	2/29/2012	8/31/2012
Columbia Multi-Advisor International Value Fund (Selling Fund)	10/31/2011	4/30/2012
Columbia High Yield Bond Fund (Buying Fund)	5/31/2012	N/A
Columbia High Yield Opportunity Fund (Selling Fund)	5/31/2012	N/A

Table 4 below presents, as of the date indicated, the net assets of each Fund.

Table 4 – Selling Funds and Buying Funds Net Assets

Fund	Net Assets	As-Of Date
Columbia Equity Value Fund (Buying Fund)	$588,937,484	August 31, 2012
Columbia Large Cap Value Fund (Selling Fund)	$722,801,308	August 31, 2012
Columbia Overseas Value Fund (Buying Fund)	$29,246,558	August 31, 2012
Columbia Multi-Advisor International Value Fund (Selling Fund)	$231,177,803	August 31, 2012
Columbia High Yield Bond Fund (Buying Fund)	$1,589,549,985	May 31, 2012
Columbia High Yield Opportunity Fund (Selling Fund)	$331,183,523	May 31, 2012

Table 5 presents the estimated Reorganization costs (exclusive of any transaction costs associated with any portfolio realignment); the net assets as of the date indicated in Table 4 above of each Buying Fund assuming the indicated Reorganizations occurred on that date, after accounting for the estimated Reorganization costs to be borne by the Buying Fund and the corresponding Selling Fund; and, on a pro forma basis, the estimated relative increases or decreases in combined operating expenses that would have been incurred during the one-year period ended on the date indicated in Table 4 above. The pro forma increases and decreases represent the differences between (i) the combined expenses actually charged to the Buying Fund and the Selling Fund during the period and (ii) the expenses that would have been charged to the combined assets of the Buying and Selling Funds if the Reorganizations and other contractual changes had occurred at the beginning of the year.

The unaudited pro forma information set forth in Table 5 below reflects adjustments made to expenses for differences in contractual rates, duplicate services and other services that would not have occurred if the Reorganizations had taken place on the first day of the period described in Table 1 above. The pro forma information has been derived from the books and records of the Funds utilized in calculating daily net asset value for the Funds and has been prepared in accordance with accounting principles generally accepted in the United States, which require the use of management estimates. Actual results could differ from those estimates.

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Table 5 – Estimated Reorganization Costs, Combined Fund Net Assets and Pro Forma Increases or Decreases in Expenses (1)

Proposal 1 - Columbia Large Cap Value Fund into Columbia Equity Value Fund
Estimated Reorganization Costs	$0
Combined Fund Net Assets as of the Date Indicated in Table 4	$1,311,738,792
Increase (Decrease)
Management fees (2)	($1,221,106)
Custodian fees (3)	($7,047)
Professional fees (3)	($34,425)
Registration fees (3)	($80,165)
Transfer agency fees (4)	$411,519
Other (3)	($7,373)
(Increase) Decrease
Waiver and/or reimbursement of fund expenses (5)	$1,975,976

Proposal 2 - Columbia Multi-Advisor International Value Fund into Columbia Overseas Value Fund
Estimated Reorganization Costs	$2,500
Combined Fund Net Assets as of the Date Indicated in Table 4	$260,421,861
Increase (Decrease)
Management fees (2)	($293,393)
Custodian fees (3)	($66,343)
Professional fees (3)	($51,474)
Registration fees (3)	($38,865)
Reports to shareholders (3)	($70,546)
Transfer agency fees (4)	$266,835
Other (3)	($17,310)
(Increase) Decrease
Waiver and/or reimbursement of fund expenses (5)	($380,443)

Proposal 3 - Columbia High Yield Opportunity Fund into Columbia High Yield Bond Fund
Estimated Reorganization Costs	$0
Combined Fund Net Assets as of the Date Indicated in Table 4	$1,920,733,508
Increase (Decrease)
Management fees (2)	($173,510)
Custodian fees (3)	($18,074)
Professional fees (3)	($67,252)
Registration fees (3)	($66,137)
Reports to shareholders (3)	($53,763)
Transfer agency fees (4)	$515,580
Other (3)	($38,180)
(Increase) Decrease
Waiver and/or reimbursement of fund expenses (5)	$442,980

(1)	See “Fees and Expenses” in the Proxy Statement/Prospectus for more information.
(2)	Management fees are composed of an investment management fee and an administration fee and have been adjusted to reflect the contractual rates charged to the Buying Fund.
(3)	Adjustment reflects the elimination of duplicate services.
(4)	Adjustment reflects changes in contractual rates.
(5)	Adjustment reflects the aggregate (increase) decrease in expense reimbursements and/or waivers by Columbia Management and its affiliates.

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Pursuant to an Investment Management Services Agreement with Columbia Management, each Fund pays a monthly management fee to Columbia Management based on the average daily net assets of the Fund, at the annual rates shown in Table 6 below.

Table 6 – Investment Management Fees

Fund	Assets (billions)	Annual Rate at Each Asset Level (Current)	Annual Rate at Each Asset Level (Buying Fund – Post- Reorganization)
Columbia Equity Value Fund (Buying Fund)	First $0.5 Next $0.5 Next $0.5 Next $1.5 Next $3.0 Next $6.0 Over $12.0	0.660% 0.615% 0.570% 0.520% 0.510% 0.490% 0.490%	Same as Current

Columbia Large Cap Value Fund (Selling Fund)	First $0.5 Next $0.5 Next $0.5 Next $1.5 Next $3.0 Next $6.0 Over $12.0	0.710% 0.665% 0.620% 0.570% 0.560% 0.540% 0.540%	N/A

Columbia Overseas Value Fund (Buying Fund)	First $0.5 Next $0.5 Next $0.5 Next $1.5 Next $3.0 Next $6.0 Over $12.0	0.790% 0.745% 0.700% 0.650% 0.640% 0.620% 0.620%	Same as Current

Columbia Multi-Advisor International Value Fund (Selling Fund)	First $0.25 Next $0.25 Next $0.25 Next $0.25 Next $1.0 Next $1.0 Next $9.0 Over $12.0	0.900% 0.875% 0.850% 0.825% 0.800% 0.775% 0.775% 0.775%	N/A

Columbia High Yield Bond Fund (Buying Fund) Columbia High Yield Opportunity Fund (Selling Fund)	First $0.25 Next $0.25 Next $0.25 Next $0.25 Next $1.0 Next $1.0 Next $3.0 Next $1.5 Next $1.5 Next $1.0 Next $5.0 Next $5.0 Next $4.0 Next $26.0 Over $50.0	0.590% 0.575% 0.570% 0.560% 0.550% 0.540% 0.515% 0.490% 0.475% 0.450% 0.435% 0.425% 0.400% 0.385% 0.360%	Same as Current

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Pursuant to an Administrative Services Agreement, Columbia Management provides administrative services to each Fund. For all services provided under the Administrative Services Agreement, each Fund pays Columbia Management a monthly administration fee as a percentage of the Fund’s average daily net assets, at the annual rates shown in Table 7 below.

Table 7 – Administration Fees

Fund	Assets (billions)	Annual Rate at Each Asset Level (Current)	Annual Rate at Each Asset Level (Buying Fund – Post- Reorganization)
Columbia Equity Value Fund (Buying Fund) Columbia Large Cap Value Fund (Selling Fund)	First $0.5 Next $0.5 Next $2.0 Next $9.0 Over $12.0	0.060% 0.055% 0.050% 0.040% 0.030%	Same as Current

Columbia Overseas Value Fund (Buying Fund) Columbia Multi-Advisor International Value Fund (Selling Fund)	First $0.5 Next $0.5 Next $2.0 Next $9.0 Over $12.0	0.080% 0.075% 0.070% 0.060% 0.050%	Same as Current

Columbia High Yield Bond Fund (Buying Fund) Columbia High Yield Opportunity Fund (Selling Fund)	First $0.50 Next $0.50 Next $2.0 Next $9.0 Over $12.0	0.070% 0.065% 0.060% 0.050% 0.040%	Same as Current

Columbia Management Investment Services Corp., an affiliate of Columbia Management, is the transfer agent for each Fund. Columbia Management Investment Distributors, Inc., an affiliate of Columbia Management, is the distributor for each Fund.

No significant accounting policies will change as the result of the proposed Reorganizations.

The estimated costs of the Reorganizations shown in Table 5 above do not reflect any brokerage commissions incurred by a Fund in connection with any portfolio realignment. Columbia Management expects that, subsequent to the Reorganizations, there may be some portfolio realignment of the Buying Funds (of securities acquired from the Selling Funds). However, Columbia Management expects that any such portfolio realignment will not result in any significant increase in a Buying Fund’s portfolio turnover rate, relative to its historical portfolio turnover rates. Columbia Management also does not expect any incremental trading costs to be significant.

Federal Income Taxes

Please see “Tax Status of the Reorganizations” in the Prospectus/Proxy Statement for a discussion of the tax effects of each Reorganization.

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute all of its investment company taxable income to shareholders. After the Reorganizations, the Buying Funds intend to continue to qualify as regulated investment companies.

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Columbia LifeGoal® Income Portfolio

Columbia Portfolio Builder Moderate Conservative Fund

Columbia Portfolio Builder Moderate Aggressive Fund

COMBINED PROXY STATEMENT/PROSPECTUS

[Date. 2012]

This is a brief overview of the reorganization proposed for your fund. We encourage you to read the full text of the enclosed combined proxy statement/prospectus.

Q: Why am I being asked to vote?

Funds are required to obtain shareholder approval for certain kinds of changes, like the reorganizations proposed in the enclosed combined proxy statement/prospectus. As a shareholder of one of the above-listed funds, you are being asked to vote on a reorganization involving your fund.

Q: What is a fund reorganization?

A fund reorganization involves one fund transferring all of its assets and liabilities to another fund in exchange for shares of such fund. Once completed, shareholders of the selling fund will hold shares of the buying fund.

Q: Is my vote important?

Absolutely! While the board of trustees (the “Board”) of each fund listed above has reviewed its proposed reorganization and recommends that you approve it, these proposals generally cannot go forward without the approval of shareholders. A Fund will continue to contact shareholders asking them to vote until it is sure that a quorum will be reached, and may continue to contact shareholders thereafter.

Q: On what am I being asked to vote?

Shareholders are being asked to vote on the reorganization (a “Reorganization”) of one or more funds (each a “Selling Fund” and together, the “Selling Funds”) into other corresponding funds (each a “Buying Fund” and together, the “Buying Funds”), as noted in the table below:

Selling Fund	Buying Fund
Columbia LifeGoal® Income Portfolio	Columbia Conservative Fund (formerly, Columbia Portfolio Builder Conservative Fund)
Columbia Portfolio Builder Moderate Conservative Fund	Columbia Moderate Conservative Fund (formerly, Columbia LifeGoal® Income & Growth Portfolio)
Columbia Portfolio Builder Moderate Aggressive Fund	Columbia Moderate Aggressive Fund (formerly, Columbia LifeGoal® Balanced Growth Portfolio)

If the Reorganization of your Selling Fund is approved by shareholders and the other closing conditions are met, your shares of the Selling Fund will, in effect, be converted into shares of the corresponding Buying Fund with the same aggregate net asset value as that of your Selling Fund shares at the time of the Reorganization. (The Selling Funds and the Buying Funds are referred to individually or collectively as a “Fund” or the “Funds.”) While the aggregate net asset value of your shares will not change as a result of the Reorganization, the number of shares you hold may differ based on each Fund’s net asset value.

We encourage you to read the full text of the enclosed combined proxy statement/prospectus to obtain a more detailed understanding of the issues relating to each proposed Reorganization.

Q: Why are the Reorganizations being proposed?

Columbia Management Investment Advisers, LLC, the Funds’ investment manager (“Columbia Management”) proposed the Reorganizations to the Board in order to reduce, in the aggregate, the total expenses borne by Fund shareholders and to streamline the product offerings of the funds managed by Columbia Management (the “Columbia Funds”), so that management, administration, distribution and other resources can be focused more effectively on a smaller group of funds. The Reorganization of each Selling Fund into the corresponding Buying Fund will enable shareholders of each Selling Fund to invest in a larger, potentially more efficient portfolio while continuing to pursue a similar investment strategy.

Q: Will there be any changes to the options or services associated with my account as a result of the Reorganizations?

Account-level features and options such as dividend distributions, dividend diversification, automatic investment plans, systematic withdrawals and dollar cost averaging will automatically carry over from accounts in each Selling Fund to accounts in the corresponding Buying Fund.

Q: Are there costs or tax consequences of the Reorganizations?

You will not pay any sales charge in connection with the Reorganizations. Reorganization costs may be allocated to each Fund, but will be limited to an amount that is not more than the anticipated reduction in expenses borne by the Fund’s shareholders during the first year following the Reorganization. Each Reorganization is expected to be tax-free for U.S. federal income tax purposes. Accordingly, it is expected that Selling Fund shareholders will not and the Selling Fund generally will not recognize gain or loss as a direct result of a Reorganization, as described in more detail in the section entitled “Tax Status of the Reorganizations.” A portion of the portfolio assets of a Selling Fund may be sold in connection with its Reorganization. Such sales will cause such Selling Fund to incur transaction costs and may result in a taxable distribution of gains to shareholders.

Q: Will there be any changes to my fees and expenses as a result of the Reorganizations?

It is expected that, following the proposed Reorganizations, the expenses borne by Columbia LifeGoal® Income Portfolio shareholders would be lower than the expenses they currently bear, as described in detail in the combined proxy statement/prospectus under “Reorganization Proposals – Summary – Fees and Expenses.” It is expected that, following the proposed Reorganizations, the expenses borne by shareholders of Columbia Portfolio Builder Moderate Conservative Fund and Columbia Portfolio Builder Moderate Aggressive Fund would be higher than they are currently, because these Selling Funds are not currently paying investment management services fees. Columbia Management would expect that, in the event that the shareholders of either such Selling Fund do not approve the proposed Reorganization, Columbia Management would propose to the Board and shareholders an increase to the Fund’s investment management services fees.

Q: If approved, when will the Reorganizations happen?

The Reorganizations will take place as soon as practicable following shareholder approval, and are expected to close in the first half of 2013.

Q: How does my Board recommend that I vote?

After careful consideration, your Board recommends that you vote FOR the Reorganization of your Selling Fund.

Q: How can I vote?

You can vote in one of four ways:

•	By telephone (call the toll free number listed on your proxy card)

•	By internet (log on to the internet site listed on your proxy card)

•	By mail (using the enclosed postage prepaid envelope)

•	In person at the shareholder meeting scheduled to occur at 225 Franklin Street, Boston, MA (32nd Floor, Room 3200) on February 27, 2013

The deadline for voting by telephone or internet is 11:59 E.T. on February 26, 2013. We encourage you to vote as soon as possible to avoid the cost of additional solicitation efforts. Please refer to the enclosed proxy card for instructions for voting by telephone, internet or mail.

Q: Will I be notified of the results of the vote?

The final voting results for each proposal also will be included in each Selling Fund’s next report to shareholders following the special shareholder meeting.

Q: Whom should I call if I have questions?

If you have questions about any of the proposals described in the combined proxy statement/prospectus or about voting procedures, please call the Selling Funds’ proxy solicitor, Computershare Fund Services, toll free at 800-708-7953. Shareholders of Selling Funds for which a Reorganization is effected within 60 days following the completion of its fiscal year or half year may call 800-345-6611 to request a copy of the Selling Fund’s final report to shareholders for that period.

NOTICE OF A JOINT SPECIAL MEETING OF SHAREHOLDERS

Columbia Funds Series Trust

Columbia LifeGoal® Income Portfolio

Columbia Funds Series Trust II

Columbia Portfolio Builder Moderate Conservative Fund

Columbia Portfolio Builder Moderate Aggressive Fund

To be held February 27, 2013

A Joint Special Meeting of Shareholders (the “Meeting”) of each of the funds listed above (each a “Selling Fund”) will be held at 10:00 a.m. on February 27, 2013, at 225 Franklin Street, Boston, MA in Room 3200 on the 32nd floor. At the Meeting, shareholders will consider the following proposal with respect to their Selling Fund

1.

To approve the Agreement and Plan of Reorganization (the “Agreement”) by and among Columbia Funds Series Trust, on behalf of its Columbia LifeGoal® Income Portfolio, Columbia Moderate Conservative Fund (formerly, Columbia LifeGoal® Income & Growth Portfolio) and Columbia Moderate Aggressive Fund (formerly, Columbia LifeGoal® Balanced Growth Portfolio), Columbia Funds Series Trust II, on behalf of its Columbia Portfolio Builder Moderate Conservative Fund, Columbia Portfolio Builder Moderate Aggressive Fund and Columbia Conservative Fund (formerly, Columbia Portfolio Builder Conservative Fund), certain other registered investment companies and Columbia Management Investment Advisers, LLC, pursuant to which each Selling Fund will transfer that portion of its assets attributable to each class of its shares (in aggregate, all of its assets) to the corresponding buying fund, as indicated below (each a “Buying Fund”), in exchange for shares of a corresponding class of the Buying Fund and the assumption by the Buying Fund of all of the liabilities of the Selling Fund. Shares of each class of the Buying Fund will be distributed proportionately to shareholders of the relevant class of the Selling Fund.

Shareholders of each Selling Fund will vote separately on the proposal, as shown below.

Selling Fund	Buying Fund	Proposal #
Columbia LifeGoal® Income Portfolio	Columbia Conservative Fund	1
Columbia Portfolio Builder Moderate Conservative Fund	Columbia Moderate Conservative Fund	2
Columbia Portfolio Builder Moderate Aggressive Fund	Columbia Moderate Aggressive Fund	3

Please take some time to read the enclosed combined proxy statement/prospectus. It discusses these proposals in more detail. If you were a shareholder as of the close of business on November 27, 2012, you may vote at the Meeting or at any adjournment or postponement of the Meeting. You are welcome to attend the Meeting in person. If you cannot attend in person, please vote by mail, telephone or internet. Just follow the instructions on the enclosed proxy card. If you have questions, please call the Selling Funds’ proxy solicitor toll free at 800-708-7953. It is important that you vote. The board of trustees of each Selling Fund recommends that you vote FOR its Reorganization.

By order of the board of trustees

Christopher O. Petersen, Secretary

[•], 2012

Columbia LifeGoal® Income Portfolio

Columbia Portfolio Builder Moderate Conservative Fund

Columbia Portfolio Builder Moderate Aggressive Fund

COMBINED PROXY STATEMENT/PROSPECTUS

Dated [•]

This document is a proxy statement for each Selling Fund (as defined below) and a prospectus for each Buying Fund (as defined below). The address and telephone number of each Selling Fund and each Buying Fund is c/o Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081, and 800.345.6611. This combined proxy statement/prospectus and the enclosed proxy card were first mailed to shareholders of each Selling Fund beginning on or about [[Mailing Date]]. This combined proxy statement/prospectus contains information you should know before voting on the following proposals with respect to your Selling Fund, as indicated below. You should retain this document for future reference.

Proposal		To be voted on by shareholders of:
1.	To approve an Agreement and Plan of Reorganization by and among Columbia Funds Series Trust, on behalf of its Columbia LifeGoal® Income Portfolio (a “Selling Fund”), Columbia Funds Series Trust II, on behalf of its Columbia Conservative Fund (formerly, Columbia Portfolio Builder Conservative Fund) (a “Buying Fund”), certain other registered investment companies and Columbia Management Investment Advisers, LLC (“Columbia Management”). Under the agreement, the Selling Fund will transfer that portion of its assets attributable to each class of its shares (in aggregate, all of its assets) to the Buying Fund in exchange for shares of the corresponding class of the Buying Fund (as indicated below) and the assumption by the Buying Fund of all of the liabilities of the Selling Fund. Shares of each class of the Buying Fund will be distributed proportionately to shareholders of the relevant class of the Selling Fund.	Columbia LifeGoal® Income Portfolio

Selling Fund		Buying Fund
Class A	g	Class A
Class B	g	Class B
Class C	g	Class C
Class Z	g	Class Z

2.	To approve an Agreement and Plan of Reorganization by and among Columbia Funds Series Trust II, on behalf of its Columbia Portfolio Builder Moderate Conservative Fund (a “Selling Fund”), Columbia Funds Series Trust, on behalf of its Columbia Moderate Conservative Fund (formerly, Columbia LifeGoal® Income & Growth Portfolio) (a “Buying Fund”), certain other registered investment companies and Columbia Management Investment Advisers, LLC. Under the agreement, each Selling Fund will transfer that portion of its assets attributable to each class of its shares (in aggregate, all of its assets) to the Buying Fund in exchange for shares of the corresponding class of the Buying Fund (as indicated below) and the assumption by the Buying Fund of all of the liabilities of the Selling Fund. Shares of each class of the Buying Fund will be distributed proportionately to shareholders of the relevant class of the Selling Fund.	Columbia Portfolio Builder Moderate Conservative Fund

Selling Fund		Buying Fund
Class A	g	Class A
Class B	g	Class B
Class C	g	Class C
Class R	g	Class R
Class K	g	Class K
Class Z	g	Class Z

Proposal		To be voted on by shareholders of:
3.	To approve an Agreement and Plan of Reorganization by and among Columbia Funds Series Trust II, on behalf of its Columbia Portfolio Builder Moderate Aggressive Fund (a “Selling Fund”), Columbia Funds Series Trust, on behalf of its Columbia Moderate Aggressive Fund (formerly, Columbia LifeGoal® Balanced Growth Portfolio) (a “Buying Fund”), certain other registered investment companies and Columbia Management Investment Advisers, LLC. Under the agreement, the Selling Fund will transfer that portion of its assets attributable to each class of its shares (in aggregate, all of its assets) to the Buying Fund in exchange for shares of the corresponding class of the Buying Fund (as indicated below) and the assumption by the Buying Fund of all of the liabilities of the Selling Fund. Shares of each class of the Buying Fund will be distributed proportionately to shareholders of the relevant class of the Selling Fund.	Columbia Portfolio Builder Moderate Aggressive Fund

Selling Fund		Buying Fund
Class A	g	Class A
Class B	g	Class B
Class C	g	Class C
Class R	g	Class R
Class K	g	Class K
Class Z	g	Class Z

The proposals will be considered by shareholders who owned shares of the Selling Funds on November 27, 2012 at a joint special meeting of shareholders (the “Meeting”) that will be held at 10:00 am on February 27, 2013, at 225 Franklin Street, Boston, MA in Room 3200 on the 32nd floor. Each of the Selling Funds and the Buying Funds (each a “Fund” and collectively, the “Funds”) is a registered open-end management investment company (or a series thereof).

Although the board of trustees (the “Board”) of each Selling Fund recommends that shareholders approve the reorganization of the Selling Fund into the corresponding Buying Fund (each a “Reorganization”), the Reorganization of each Selling Fund is not conditioned upon the Reorganization of any other Selling Fund. Accordingly, if shareholders of one Selling Fund approve its Reorganization, but shareholders of a second Selling Fund do not approve the second Selling Fund’s Reorganization, it is expected that the Reorganization of the first Selling Fund will take place as described in this combined proxy statement/prospectus. If shareholders of any Selling Fund fail to approve its Reorganization, the Board of such Selling Fund will consider what other actions, if any, may be appropriate.

How Each Reorganization Will Work

•

Each Selling Fund will transfer all of its assets to the corresponding Buying Fund in exchange for shares of such Buying Fund (“Reorganization Shares”) and the assumption by the Buying Fund of all of the Selling Fund’s liabilities.

•

Each Buying Fund will issue Reorganization Shares with an aggregate net asset value equal to the aggregate value of the assets that it receives from the corresponding Selling Fund, less the liabilities it assumes from the corresponding Selling Fund. Each class of Reorganization Shares will be distributed to the shareholders of the corresponding class of the Selling Fund in liquidation of the Selling Fund in proportion to their holdings in such class of the Selling Fund. For example, holders of Class A shares of a Selling Fund will receive Class A shares of the corresponding Buying Fund with the same aggregate net asset value as their Selling Fund Class A shares at the time of the Reorganization. You will not pay any sales charge in connection with the receipt or distribution of Reorganization Shares. If you already have a Buying Fund account with exactly the same registration as your Selling Fund account, your Reorganization Shares typically will be added to that account.

•

Reorganization costs may be allocated to each Selling Fund only to the extent they are expected to be offset by the anticipated reduction in expenses borne by the Selling Fund’s shareholders during the first year following the Reorganization. Each Reorganization is expected to be tax-free for U.S. federal income tax purposes. Accordingly, it is expected that Selling Fund shareholders will not and the Selling Fund generally will not recognize gain or loss as a direct result of a Reorganization, as described in more detail in the section entitled “Tax Status of the Reorganizations.” A portion of the portfolio assets of a Selling Fund may be sold in connection with its Reorganization. Such sales will cause such Selling Fund to incur transaction costs and may result in a taxable distribution of gains to shareholders.

Where to Get More Information

The following documents have been filed with the Securities and Exchange Commission (the “SEC”) and are incorporated into this combined proxy statement/prospectus by reference:

•	the Statement of Additional Information of the Buying Funds relating to the Reorganizations (the “Merger SAI”), dated [•], 2012;

Columbia LifeGoal® Income Portfolio (SEC file no. 811-09645)

•	the prospectuses of Columbia LifeGoal® Income Portfolio, dated June 1, 2012, as supplemented to date;

•	the Statement of Additional Information of Columbia LifeGoal® Income Portfolio, dated August 1, 2012, as supplemented to date;

•

the Report of the Independent Registered Public Accounting Firm and the audited financial statements included in the Annual Report to Shareholders of Columbia LifeGoal® Income Portfolio for the year ended January 31, 2012 and the unaudited financial statements included in the Semiannual Report to Shareholders of Columbia LifeGoal® Income Portfolio for the period ended July 31, 2012;

Columbia Portfolio Builder Moderate Conservative Fund (SEC file no. 811-21852)

•	the prospectuses of Columbia Portfolio Builder Moderate Conservative Fund, dated June 1, 2012, as supplemented to date;

•	the Statement of Additional Information of Columbia Portfolio Builder Moderate Conservative Fund, dated September 1, 2012, as supplemented to date;

•

the Report of the Independent Registered Public Accounting Firm and the audited financial statements included in the Annual Report to Shareholders of Columbia Portfolio Builder Moderate Conservative Fund for the year ended January 31, 2012 and the unaudited financial statements included in the Semiannual Report to Shareholders of Columbia Portfolio Builder Moderate Conservative Fund for the period ended July 31, 2012;

Columbia Portfolio Builder Moderate Aggressive Fund (SEC file no. 811-21852)

•	the prospectuses of Columbia Portfolio Builder Moderate Aggressive Fund, dated June 1, 2012, as supplemented to date;

•	the Statement of Additional Information of Columbia Portfolio Builder Moderate Aggressive Fund, dated September 1, 2012, as supplemented to date;

•

the Report of the Independent Registered Public Accounting Firm and the audited financial statements included in the Annual Report to Shareholders of Columbia Portfolio Builder Moderate Aggressive Fund for the year ended January 31, 2012 and the unaudited financial statements included in the Semiannual Report to Shareholders of Columbia Portfolio Builder Moderate Aggressive Fund for the period ended July 31, 2012.

For a free copy of any of the documents listed above and/or to ask questions about this combined proxy statement/prospectus, please call your Selling Fund’s proxy solicitor toll free at 800-708-7953.

Each of the Funds is subject to the information requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and files reports, proxy materials and other information with the SEC. These reports, proxy materials and other information can be inspected and copied at the Public Reference Room maintained by the SEC. Copies may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing to the Public Reference Branch of the SEC Office of Consumer Affairs and Information Services, 100 F Street, N.E., Washington, D.C. 20549-0102. In addition, copies of these documents may be viewed online or downloaded from the SEC’s website at www.sec.gov.

Please note that investments in the Funds are not bank deposits, are not federally insured, are not guaranteed by any bank or government agency and may lose value. There is no assurance that any Fund will achieve its investment objectives.

As with all open-end mutual funds, the SEC has not approved or disapproved these securities or passed on the adequacy of this combined proxy statement/prospectus. Any representation to the contrary is a criminal offense.

Page
SECTION A — REORGANIZATION PROPOSALS	7
SUMMARY	7
How Each Reorganization Will Work	7
Tax Consequences	7
Fees and Expenses	8
Proposal 1. Fees and Expenses. Reorganization of Columbia LifeGoal® Income Portfolio into Columbia Conservative Fund	8
Proposal 2. Fees and Expenses. Reorganization of Columbia Portfolio Builder Moderate Conservative Fund into Columbia Moderate Conservative Fund	11
Proposal 3. Fees and Expenses. Reorganization of Columbia Portfolio Builder Moderate Aggressive Fund into Columbia Moderate Aggressive Fund	15
Proposal 1. Comparison of Objectives, Strategies and Risks. Reorganization of Columbia LifeGoal® Income Portfolio into Columbia Conservative Fund	19
Comparison of the Selling Fund and the Buying Fund	19
Comparison of Investment Objectives	19
Comparison of Principal Investment Strategies	19
Buying Fund Investment Style	23
Comparison of Fundamental Investment Policies	23
Comparison of Non-Fundamental Investment Policies	25
Comparison of Principal Risks	26
Comparison of Performance	29
Proposal 2. Comparison of Objectives, Strategies and Risks. Reorganization of Columbia Portfolio Builder Moderate Conservative Fund into Columbia Moderate Conservative Fund	33
Comparison of the Selling Fund and the Buying Fund	33
Comparison of Investment Objectives	33
Comparison of Principal Investment Strategies	33
Comparison of Fundamental Investment Policies	37
Comparison of Non-Fundamental Investment Policies	40
Comparison of Principal Risks	40
Comparison of Performance	41
Proposal 3. Comparison of Objectives, Strategies and Risks. Reorganization of Columbia Portfolio Builder Moderate Aggressive Fund into Columbia Moderate Aggressive Fund	46
Comparison of the Selling Fund and the Buying Fund	46
Comparison of Investment Objectives	46
Comparison of Principal Investment Strategies	46
Comparison of Fundamental Investment Policies	50
Comparison of Non-Fundamental Investment Policies	53
Comparison of Principal Risks	53
Comparison of Performance	54
ADDITIONAL INFORMATION ABOUT EACH REORGANIZATION	59
Terms of Each Reorganization	59
Conditions to Closing Each Reorganization	59
Termination of the Agreement	60
Tax Status of the Reorganizations	60
Reasons for the Proposed Reorganizations and Board Deliberations	62
Board Recommendation and Required Vote	66
SECTION B — PROXY VOTING AND SHAREHOLDER MEETING INFORMATION	67

Page
SECTION C — CAPITALIZATION, OWNERSHIP OF FUND SHARES AND FINANCIAL HIGHLIGHTS	70
Capitalization of Selling Funds and Buying Funds	70
Ownership of Selling Fund and Buying Fund Shares	72
Financial Highlights of the Buying Funds	76
Exhibit A	A-1
Costs of the Reorganizations	A-1
Exhibit B	B-1
Additional Information Applicable to the Buying Funds	B-1
Exhibit C	C-1
Comparison of Organizational Documents	C-1
Exhibit D	D-1
Columbia Conservative Fund Underlying Funds — Investment Objectives and Strategies	D-1
Exhibit E	E-1
Columbia Conservative Fund, Columbia Portfolio Builder Moderate Aggressive Fund, and Columbia Portfolio Builder Moderate Conservative Fund Underlying Funds — Risks	E-1
Exhibit F	F-1
Columbia Moderate Aggressive Fund and Columbia Moderate Conservative Fund — Underlying Funds’ Investment Objectives and Strategies	F-1
Exhibit G	G-1
Columbia Moderate Aggressive Fund and Columbia Moderate Conservative Fund Underlying Funds — Risks	G-1

SECTION A — REORGANIZATION PROPOSALS

The following information describes each proposed Reorganization.

SUMMARY

This combined proxy statement/prospectus is being used by each Selling Fund to solicit proxies to vote at a joint special meeting of shareholders. Shareholders of each Selling Fund will consider a proposal to approve the Agreement and Plan of Reorganization (the “Agreement”) providing for the Reorganization of their Selling Fund into the corresponding Buying Fund.

The following is a summary. More complete information appears later in this combined proxy statement/prospectus. You should read the entire combined proxy statement/prospectus and the exhibits because they contain details that are not included in this summary.

How Each Reorganization Will Work

•

Each Selling Fund will transfer all of its assets to the corresponding Buying Fund in exchange for Reorganization Shares and the assumption by the corresponding Buying Fund of all of the Selling Fund’s liabilities.

•

Each Buying Fund will issue Reorganization Shares with an aggregate net asset value equal to the aggregate value of the assets that it receives from the corresponding Selling Fund, less the liabilities it assumes from the corresponding Selling Fund. Reorganization Shares of each class of each Buying Fund will be distributed to the shareholders of the corresponding class of the corresponding Selling Fund in proportion to their holdings of such class of such Selling Fund. For example, holders of Class A shares of a Selling Fund will receive Class A shares of the corresponding Buying Fund with the same aggregate net asset value as the aggregate net asset value of their Selling Fund Class A shares at the time of the Reorganization.

•

As part of the Reorganization of your Selling Fund, systematic transactions (such as bank authorizations and systematic payouts) currently set up for your Selling Fund account may be transferred to your new Buying Fund account. Please contact your financial intermediary for additional details.

•	No shareholders of any Selling Fund will pay any sales charge in connection with acquiring Reorganization Shares.

•	After a Reorganization is completed, Selling Fund shareholders will be shareholders of the corresponding Buying Fund, and the Selling Fund will be dissolved.

Tax Consequences

Each Reorganization is expected to be tax-free for U.S. federal income tax purposes and will not take place unless the Selling Fund and the corresponding Buying Fund receive a satisfactory opinion of tax counsel substantially to the effect that the Reorganization will be tax-free, as described in more detail in the section entitled “Tax Status of the Reorganizations.” Accordingly, subject to the limited exceptions described in that section, no gain or loss is expected to be recognized by any Selling Fund or its shareholders as a direct result of its Reorganization. A portion of the portfolio assets of a Selling Fund may be sold in connection with its Reorganization. The actual tax effect of such sales will depend on the difference between the price at which such portfolio assets are sold and the tax basis in such assets of the Selling Fund. Any capital gains recognized in those sales on a net basis, after reduction by any available capital losses, will be distributed to shareholders as capital gain dividends (to the extent of net realized long-term capital gains over net realized short-term capital losses) and/or ordinary dividends (to the extent of net realized short-term capital gains over net realized long-term capital losses) during or with respect to the year of sale, and such distributions will be taxable to shareholders. Additionally, because each Reorganization will end the tax year of the applicable Selling Fund, it will accelerate distributions to shareholders from the Selling Fund for its short tax year ending on the date of the Reorganization. Those tax year-end distributions will be taxable, and will include any distributable, but not previously distributed, capital gains resulting from portfolio turnover prior to consummation of the

Reorganization. At any time prior to a Reorganization, a shareholder may redeem shares of a Selling Fund. This would likely result in the recognition of gain or loss by the shareholder for U.S. federal income tax purposes. If a shareholder holds Selling Fund shares in a non-taxable account, distributions and redemption proceeds with respect to those shares will not be taxable to the shareholder if those amounts remain in the non-taxable account.

The Selling Fund shareholders’ aggregate tax basis in the Reorganization Shares is expected to carry over from the shareholders’ Selling Fund shares, and the Selling Fund shareholders’ holding period in the Reorganization Shares is expected to include the shareholders’ holding period in the Selling Fund shares.

For more information about the U.S. federal income tax consequences of the Reorganizations, see the section entitled “Tax Status of the Reorganizations.”

Fees and Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold shares of a Fund.

Annual fund operating expense ratios are based on expenses incurred during each Fund’s most recently completed fiscal year, adjusted to reflect current and expected fees, as more fully described below, and are expressed as a percentage (expense ratio) of the Fund’s average net assets during the period. Pro forma expense ratios are based on the combined average net assets of each Buying Fund and the corresponding Selling Fund for the twelve months ended July 31, 2012. As of the date of this combined proxy statement/prospectus, each Fund’s net assets may be lower or higher than the Fund’s average net assets over such period. In general, a Fund’s annual operating expense ratios will increase as the Fund’s assets decrease and will decrease as the Fund’s assets increase. Accordingly, each Fund’s annual operating expense ratios, if adjusted based on net assets as of the date of this combined proxy statement/prospectus, could be higher or lower than those shown in the tables below. The commitment by Columbia Management and its affiliates to waive fees and/or to reimburse expenses for each Buying Fund, noted below, may limit the effect that any decrease in the Buying Fund’s net assets will have on its annual net operating expense ratios in the current fiscal year.

Certain Selling Funds have contractual fee waiver and/or expense reimbursement arrangements. For more information, see the Selling Funds’ prospectuses.

The fees and expenses below exclude one-time costs of the Reorganizations. The costs of each Reorganization expected to be borne by each Fund are set forth in Exhibit A.

Proposal 1. Fees and Expenses. Reorganization of Columbia LifeGoal® Income Portfolio into Columbia Conservative Fund

If the Reorganization occurs, certain Reorganization expenses, as described in Exhibit A, may be allocated to the Selling Fund, which will reduce the Selling Fund’s net asset value prior to the closing of the Reorganization by less than $0.01 per share based on the Selling Fund’s shares outstanding as of August 31, 2012.

Current and Pro Forma Fees and Expenses

Shareholder Fees (fees paid directly from your investment)

Columbia LifeGoal® Income Portfolio (Current) (Selling Fund)	Class A		Class B		Class C		Class Z
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	3.25%		N/A		N/A		N/A
Maximum deferred sales charge (load) imposed on redemptions (as a percentage of net asset value at the time of your purchase or redemption, whichever is lower)	1.00	%(a)	3.00	%(b)	1.00	%(c)	N/A

Columbia Conservative Fund (Current & Pro Forma) (Buying Fund)	Class A		Class B		Class C		Class Z
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.75%		N/A		N/A		N/A
Maximum deferred sales charge (load) imposed on redemptions (as a percentage of net asset value at the time of your purchase or redemption, whichever is lower)	1.00	%(a)	5.00	%(b)	1.00	%(c)	N/A

(a)

Contingent deferred sales charges (CDSC) on certain investments of between $1 million and $50 million redeemed within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months of purchase, with certain limited exceptions.

(b)	This charge decreases over time.
(c)	This charge applies to investors who buy Class C shares and redeem them within one year of purchase, with certain limited exceptions.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Columbia LifeGoal® Income Portfolio (Current) (Selling Fund)	Class A	Class B	Class C	Class Z
Management fees(1)(2)	0.10%	0.10%	0.10%	0.10%
Distribution and/or service (12b-1) fees	0.25%	1.00%	1.00%	0.00%
Other expenses(3)	0.87%	0.87%	0.87%	0.87%
Acquired fund fees and expenses(4)	0.51%	0.51%	0.51%	0.51%

Total annual Fund operating expenses	1.73%	2.48%	2.48%	1.48%
Fee waiver/expense reimbursement(5)	(0.63)%	(0.63)%	(0.63)%	(0.63)%

Total annual Fund operating expenses after fee waivers and/or reimbursement	1.10%	1.85%	1.85%	0.85%

Columbia Conservative Fund (Current) (Buying Fund)	Class A	Class B	Class C	Class Z
Management fees(6)(7)	0.02%	0.02%	0.02%	0.02%
Distribution and/or service (12b-1) fees	0.25%	1.00%	1.00%	0.00%
Other expenses(3)	0.25%	0.25%	0.25%	0.25%
Acquired fund fees and expenses(4)	0.57%	0.57%	0.57%	0.57%

Total annual Fund operating expenses	1.09%	1.84%	1.84%	0.84%
Fee waiver/expense reimbursement(5)	(0.01)%	(0.01)%	(0.01)%	(0.01)%

Total annual Fund operating expenses after fee waivers and/or reimbursement	1.08%	1.83%	1.83%	0.83%

Columbia Conservative Fund (Pro Forma) (Buying Fund)	Class A	Class B	Class C	Class Z
Management fees(7)(8)	0.03%	0.03%	0.03%	0.03%
Distribution and/or service (12b-1) fees	0.25%	1.00%	1.00%	0.00%
Other expenses(3)	0.25%	0.25%	0.25%	0.25%
Acquired fund fees and expenses(4)	0.57%	0.57%	0.57%	0.57%

Total annual Fund operating expenses	1.10%	1.85%	1.85%	0.85%
Fee waiver/expense reimbursement(9)	(0.01)%	(0.01)%	(0.01)%	(0.01)%

Total annual Fund operating expenses after fee waivers and/or reimbursement	1.09%	1.84%	1.84%	0.84%

(1)	Management fees have been restated to reflect contractual changes to the investment advisory and/or administrative fee rates.
(2)

Management fees are composed of an investment management service fee of 0.08% and an administration fee of 0.02%. Columbia Management has implemented a schedule for the Fund’s investment advisory fees whereby the Fund pays (i) 0% on its assets that are invested in funds that pay an investment advisory fee to Columbia Management; (ii) 0.40% on its assets invested in securities (other than third party advised mutual funds and funds that pay an investment advisory fee to Columbia Management), including other funds advised by Columbia Management that do not pay an investment advisory fee, exchange-traded funds, derivatives and individual securities; and (iii) 0.10% on its assets that are invested in non-exchange traded third party funds.
(3)	Other expenses have been restated to reflect contractual changes to certain fees paid by the Fund.
(4)	Acquired fund fees and expenses include fees and expenses associated with the Fund’s investments in other investment companies and/or pooled investment vehicles.
(5)

Columbia Management and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, investment advisory fees and extraordinary expenses) until May 31, 2013, unless sooner terminated at the sole discretion of the Fund’s Board. Under this agreement, net fund operating expenses will not exceed the annual rates of 0.51% for Class A, 1.26% for Class B 1.26% for Class C and 0.26% for Class Z.

(6)

Management fees are composed of an investment management services fee of 0.00% and an administration fee of 0.02%. Changes in contractual investment management fee rates are expected to be effective in the second quarter of 2013, subject to shareholder approval. If such changes had been referenced in the fee table, Management fees shown would not have changed.

(7)

Based on the proposed management fee rates expected to be effective in the second quarter of 2013, subject the shareholder approval, Columbia Management will implement a schedule for the Fund’s investment advisory fees whereby the Fund pays (i) 0% on its assets that are invested in funds that pay an investment advisory fee to Columbia Management; (ii) 0.40% on its assets invested in securities (other than third party advised mutual funds and funds that pay an investment advisory fee to Columbia Management), including other funds advised by Columbia Management that do not pay an investment advisory fee, exchange-traded funds, derivatives and individual securities; and (iii) 0.10% on its assets that are invested in non-exchange traded third party funds.

(8)

Management fees are composed of an investment management services fee of 0.01% and an administration fee of 0.02%. Management fees have been adjusted to reflect changes in contractual investment management fee rates expected to be effective in the second quarter of 2013, subject to shareholder approval. If the proposed changes were not reflected, Management fees shown would have been 0.02% (composed of an investment management services fee of 0.00% and an administration fee of 0.02%), and Total annual Fund operating expenses (without giving effect to fee waivers and expense reimbursements) would have been 1.09% for Class A, 1.84% for Class B, 1.84% for Class C and 0.84% for Class Z.

(9)

Columbia Management and certain of its affiliates have further contractually agreed, assuming approval by shareholders of the Reorganization, effective upon the closing of the reorganization to waive fees and/or to reimburse expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, investment advisory fees and extraordinary expenses), until May 31, 2014, unless sooner terminated at the sole discretion of the Fund’s Board. Under this agreement, the Fund’s net operating expenses, subject to applicable exclusions, will not exceed the annual rates of 0.51% for Class A, 1.26% for Class B, 1.26% for Class C and 0.26% for Class Z.

Expense examples: These examples are intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. These examples assume that you invest $10,000 in the applicable Fund for the time periods indicated and then redeem all of your shares at the end of those periods, both under the current arrangements and, for the Buying Fund, assuming completion of the proposed Reorganization. These examples also assume that your investment has a 5% return each year and that each Fund’s operating expenses remain the same. These examples include any contractual fee waiver/expense reimbursement arrangement only for the period indicated in the Fund’s Annual Fund Operating Expenses table. Although your actual costs may be higher or lower, based on those assumptions your costs would be:

Columbia LifeGoal® Income Portfolio (Current) (Selling Fund)	1 years	3 years	5 years	10 years
Class A	$434	$793	$1,176	$2,249
Class B	$488	$913	$1,264	$2,583
Class C	$288	$713	$1,264	$2,769
Class Z	$87	$406	$748	$1,714

Columbia Conservative Fund (Current) (Buying Fund)
Class A	$580	$804	$1,047	$1,744
Class B	$686	$878	$1,196	$1,966
Class C	$286	$578	$996	$2,163
Class Z	$85	$267	$466	$1,040

Columbia Conservative Fund (Pro Forma) (Buying Fund)	1 years	3 years	5 years	10 years
Class A	$581	$807	$1,052	$1,755
Class B	$687	$881	$1,201	$1,976
Class C	$287	$581	$1,001	$2,173
Class Z	$86	$270	$471	$1,052

If you owned or will own any class of shares other than Class B or Class C, you would pay the same costs shown in the tables above if you did not redeem your shares at the end of the periods indicated. If you owned or will own Class B or Class C shares, you would pay the following costs if you did not redeem your shares at the end of the periods indicated, which may be different than the costs shown in the tables above.

Columbia LifeGoal® Income Portfolio (Current) (Selling Fund)	1 years	3 years	5 years	10 years
Class B	$188	$713	$1,264	$2,583
Class C	$188	$713	$1,264	$2,769

Columbia Conservative Fund (Current) (Buying Fund)
Class B	$186	$578	$996	$1,966
Class C	$186	$578	$996	$2,163

Columbia Conservative Fund (Pro Forma) (Buying Fund)
Class B	$187	$581	$1,001	$1,976
Class C	$187	$581	$1,001	$2,173

Portfolio Turnover. Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. Those costs, which are not reflected in annual Fund operating expenses or in the example expenses, affect a Fund’s performance. During the most recent fiscal year, each Fund’s portfolio turnover rate was the following percentage of the average value of the Fund’s portfolio:

Fund	Percentage of the Average Value of the Fund’s Portfolio
Columbia LifeGoal® Income Portfolio (Selling Fund)	109	%*
Columbia Conservative Fund (Buying Fund)	88%

*	For the fiscal year ended March 31, 2011. For the most recent fiscal period ended January 31, 2012, the Buying Fund’s portfolio turnover rate was 66% of the average value of its portfolio.

Proposal 2. Fees and Expenses. Reorganization of Columbia Portfolio Builder Moderate Conservative Fund into Columbia Moderate Conservative Fund

Current and Pro Forma Fees and Expenses

Shareholder Fees (fees paid directly from your investment)

Columbia Portfolio Builder Moderate Conservative Fund (Current) (Selling Fund)	Class A		Class B		Class C		Class R	Class K	Class Z
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.75%		N/A		N/A		N/A	N/A	N/A
Maximum deferred sales charge (load) imposed on redemptions (as a percentage of net asset value at the time of your purchase or redemption, whichever is lower)	1.00	%(a)	5.00	%(b)	1.00	%(c)	N/A	N/A	N/A

Columbia Moderate Conservative Fund (Current & Pro Forma) (Buying Fund)	Class A		Class B		Class C		Class R	Class K	Class Z
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%		N/A		N/A		N/A	N/A	N/A
Maximum deferred sales charge (load) imposed on redemptions (as a percentage of net asset value at the time of your purchase or redemption, whichever is lower)	1.00	%(a)	5.00	%(b)	1.00	%(c)	N/A	N/A	N/A

(a)

Contingent deferred sales charges (CDSC) on certain investments of between $1 million and $50 million redeemed within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months of purchase, with certain limited exceptions.

(b)	This charge decreases over time.
(c)	This charge applies to investors who buy Class C shares and redeem them within one year of purchase, with certain limited exceptions.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Columbia Portfolio Builder Moderate Conservative Fund (Current) (Selling Fund)	Class A	Class B	Class C	Class R	Class K	Class Z
Management fees(1)	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%
Distribution and/or service (12b-1) fees	0.25%	1.00%	1.00%	0.50%	0.00%	0.00%
Other expenses(2)	0.20%	0.20%	0.20%	0.20%	0.34%	0.20%
Acquired fund fees and expenses(3)	0.64%	0.64%	0.64%	0.64%	0.64%	0.64%

Total annual Fund operating expenses(4)	1.11%	1.86%	1.86%	1.36%	1.00%	0.86%

Columbia Moderate Conservative Fund (Current) (Buying Fund)	Class A	Class B	Class C	Class R	Class Z
Management fees(6)(7)	0.09%	0.09%	0.09%	0.09%	0.09%
Distribution and/or service (12b-1) fees	0.25%	1.00%	1.00%	0.50%	0.00%
Other expenses(2)	0.30%	0.30%	0.30%	0.30%	0.30%
Acquired fund fees and expenses(3)	0.60%	0.60%	0.60%	0.60%	0.60%

Total annual Fund operating expenses	1.24%	1.99%	1.99%	1.49%	0.99%
Fee waiver/expense reimbursement(7)	(0.06)%	(0.06)%	(0.06)%	(0.06)%	(0.06)%

Total annual Fund operating expenses after fee waiver/ reimbursement	1.18%	1.93%	1.93%	1.43%	0.93%

Columbia Moderate Conservative Fund (Pro Forma) (Buying Fund)	Class A	Class B	Class C	Class R	Class K	Class Z
Management fees(6)	0.09%	0.09%	0.09%	0.09%	0.09%	0.09%
Distribution and/or service (12b-1) fees	0.25%	1.00%	1.00%	0.50%	0.00%	0.00%
Other expenses(2)	0.21%	0.21%	0.21%	0.21%	0.34%	0.21%
Acquired fund fees and expenses(3)	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%

Total annual Fund operating expenses(8)	1.15%	1.90%	1.90%	1.40%	1.03%	0.90%

(1)	Management fees are composed of an investment management service fee of 0.00% and an administration fee of 0.02%.
(2)	Other expenses have been restated to reflect contractual changes to certain fees paid by the Fund.
(3)	Acquired fund fees and expenses include fees and expenses associated with the Fund’s investments in other investment companies and/or pooled investment vehicles.

(4)

Columbia Management and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses and extraordinary expenses) until May 31, 2013, unless sooner terminated at the sole discretion of the Fund’s Board. Under this agreement, net fund operating expenses will not exceed the annual rates of 0.51% for Class A, 1.26% for Class B, 1.26% for Class C, 0.76% for Class R, 0.44% for Class K and 0.26% for Class Z.

(5)	Management fees have been restated to reflect contractual changes to the investment advisory and/or administrative fee rates.
(6)

Management fees are composed of an investment management service fee of 0.07% and an administration fee of 0.02%. Columbia Management has implemented a schedule for the Fund’s investment advisory fees whereby the Fund pays (i) 0.00% on its assets that are invested in Columbia proprietary funds (excluding any proprietary fund that does not pay an investment advisory fee to Columbia Management) (ii) 0.55% on its assets that are invested in securities other than third-party advised mutual funds and Columbia Funds that do not pay an advisory fee (including exchange-traded funds, derivatives and individual securities) and (iii) 0.10% on its assets that are invested in third-party advised mutual funds.

(7)

Columbia Management and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, investment advisory fees and extraordinary expenses) until May 31, 2013, unless sooner terminated at the sole discretion of the Fund’s Board. Under this agreement, net fund operating expenses will not exceed the annual rates of 0.51% for Class A, 1.26% for Class B, 1.26% for Class C, 0.76% for Class R and 0.26% for Class Z.

(8)

Columbia Management and certain of its affiliates have further contractually agreed, assuming approval by shareholders of the Reorganization, effective upon the closing of the Reorganization to waive fees and/or to reimburse expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, investment advisory fees and extraordinary expenses) until May 31, 2014, unless sooner terminated at the sole discretion of the Fund’s Board. Under this agreement, net fund operating expenses will not exceed the annual rates of 0.51% for Class A, 1.26% for Class B, 1.26% for Class C, 0.76% for Class R, 0.43% for Class K and 0.26% for Class Z.

Expense examples: These examples are intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. These examples assume that you invest $10,000 in the applicable Fund for the time periods indicated and then redeem all of your shares at the end of those periods, both under the current arrangements and, for the Buying Fund, assuming completion of the proposed Reorganization. These examples also assume that your investment has a 5% return each year and that each Fund’s operating expenses remain the same. These examples include any contractual fee waiver/expense reimbursement arrangement only for the period indicated in the Fund’s Annual Fund Operating Expenses table. Although your actual costs may be higher or lower, based on those assumptions your costs would be:

Columbia Portfolio Builder Moderate Conservative Fund (Current) (Selling Fund)	1 year	3 years	5 years	10 years
Class A	$580	$809	$1,056	$1,764
Class B	$686	$882	$1,204	$1,985
Class C	$286	$582	$1,004	$2,182
Class R	$135	$428	$743	$1,637
Class K	$102	$319	$553	$1,229
Class Z	$85	$272	$475	$1,062

Columbia Moderate Conservative Fund (Current) (Buying Fund)
Class A	$688	$940	$1,211	$1,984
Class B	$696	$919	$1,267	$2,118
Class C	$296	$619	$1,067	$2,312
Class R	$146	$465	$808	$1,774
Class Z	$95	$309	$541	$1,208

Columbia Moderate Conservative Fund (Pro Forma) (Buying Fund)	1 year	3 years	5 years	10 years
Class A	$685	$919	$1,172	$1,892
Class B	$693	$897	$1,226	$2,027
Class C	$293	$597	$1,026	$2,222
Class R	$143	$443	$766	$1,680
Class K	$105	$328	$569	$1,259
Class Z	$92	$287	$498	$1,108

If you owned or will own any class of shares other than Class B or Class C you would pay the same costs shown in the tables above if you did not redeem your shares at the end of the periods indicated. If you owned or will own Class B or Class C shares, you would pay the following costs if you did not redeem your shares at the end of the periods indicated, which may be different than the costs shown in the tables above.

Columbia Portfolio Builder Moderate Conservative Fund (Current) (Selling Fund)	1 year	3 years	5 years	10 years
Class B	$186	$582	$1,004	$1,985
Class C	$186	$582	$1,004	$2,182

Columbia Moderate Conservative Fund (Current) (Buying Fund)
Class B	$196	$619	$1,067	$2,118
Class C	$196	$619	$1,067	$2,312

Columbia Moderate Conservative Fund (Pro Forma) (Buying Fund)
Class B	$193	$597	$1,026	$2,027
Class C	$193	$597	$1,026	$2,222

Portfolio Turnover. Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. Those costs, which are not reflected in annual Fund operating expenses or in the example expenses, affect a Fund’s performance. During the most recent fiscal year, each Fund’s portfolio turnover rate was the following percentage of the average value of the Fund’s portfolio:

Fund	Percentage of the Average Value of the Fund’s Portfolio
Columbia Portfolio Builder Moderate Conservative Fund (Selling Fund)	88%
Columbia Moderate Conservative Fund (Buying Fund)	87	%*

*	For the fiscal year ended March 31, 2011. For the most recent fiscal period ended January 31, 2012, the Buying Fund’s portfolio turnover rate was 55% of the average value of its portfolio.

Proposal 3. Fees and Expenses. Reorganization of Columbia Portfolio Builder Moderate Aggressive Fund into Columbia Moderate Aggressive Fund

Current and Pro Forma Fees and Expenses

Shareholder Fees (fees paid directly from your investment)

Columbia Portfolio Builder Moderate Aggressive Fund (Current) (Selling Fund)	Class A		Class B		Class C		Class R	Class K*	Class Z
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%		N/A		N/A		N/A	N/A	N/A
Maximum deferred sales charge (load) imposed on redemptions (as a percentage of net asset value at the time of your purchase or redemption, whichever is lower)	1.00	%(a)	5.00	%(b)	1.00	%(c)	N/A	N/A	N/A

Columbia Moderate Aggressive Fund (Current and Pro Forma) (Selling Fund)	Class A		Class B		Class C		Class R	Class K*	Class Z
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%		N/A		N/A		N/A	N/A	N/A
Maximum deferred sales charge (load) imposed on redemptions (as a percentage of net asset value at the time of your purchase or redemption, whichever is lower)	1.00	%(a)	5.00	%(b)	1.00	%(c)	N/A	N/A	N/A

(a)

Contingent deferred sales charges (CDSC) on certain investments of between $1 million and $50 million redeemed within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months of purchase, with certain limited exceptions.

(b)	This charge decreases over time.
(c)	This charge applies to investors who buy Class C shares and redeem them within one year of purchase, with certain limited exceptions.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Columbia Portfolio Builder Moderate Aggressive Fund (Current) (Selling Fund)	Class A	Class B	Class C	Class R	Class K	Class Z
Management fees(1)	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%
Distribution and/or service (12b-1) fees	0.25%	1.00%	1.00%	0.50%	0.00%	0.00%
Other expenses(2)	0.23%	0.23%	0.23%	0.23%	0.31%	0.23%
Acquired fund fees and expenses(3)	0.74%	0.74%	0.74%	0.74%	0.74%	0.74%

Total annual Fund operating expenses(4)	1.24%	1.99%	1.99%	1.49%	1.07%	0.99%

Columbia Moderate Aggressive Fund (Current) (Buying Fund)	Class A	Class B	Class C	Class R	Class Z
Management fees(5)(6)	0.06%	0.06%	0.06%	0.06%	0.06%
Distribution and/or service (12b-1) fees	0.25%	1.00%	1.00%	0.50%	0.00%
Other expenses(2)	0.25%	0.25%	0.25%	0.25%	0.25%
Acquired fund fees and expenses(3)	0.74%	0.74%	0.74%	0.74%	0.74%

Total annual Fund operating expenses	1.30%	2.05%	2.05%	1.55%	1.30%
Fee waiver/expense reimbursement(7)	(0.01)%	(0.01)%	(0.01)%	(0.01)%	(0.01)%

Total annual Fund operating expenses after fee waiver/ expense reimbursement	1.29%	2.04%	2.04%	1.54%	1.04%

Columbia Moderate Aggressive Fund (Pro Forma) (Buying Fund)	Class A	Class B	Class C	Class K	Class R	Class Z
Management fees(6)	0.06%	0.06%	0.06%	0.06%	0.06%	0.06%
Distribution and/or service (12b-1) fees	0.25%	1.00%	1.00%	0.00%	0.50%	0.00%
Other expenses(2)	0.24%	0.24%	0.24%	0.32%	0.24%	0.24%
Acquired fund fees and expenses(3)	0.74%	0.74%	0.74%	0.74%	0.74%	0.74%

Total annual Fund operating expenses(8)	1.29%	2.04%	2.04%	1.12%	1.54%	1.04%

(1)	Management fees are composed of an investment management service fee of 0.00% and an administration fee of 0.02%.
(2)	Other expenses have been restated to reflect contractual changes to certain fees paid by the Fund.
(3)	Acquired fund fees and expenses include fees and expenses associated with the Fund’s investments in other investment companies and/or pooled investment vehicles.
(4)

Columbia Management and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses and extraordinary expenses) until May 31, 2013, unless sooner terminated at the sole discretion of the Fund’s Board. Under this agreement, net fund operating expenses will not exceed the annual rates of 0.51% for Class A, 1.26% for Class B 1.26% for Class C, 0.44% for Class K, 0.76% for Class R and 0.26% for Class Z.

(5)	Management fees have been restated to reflect contractual changes to the investment advisory and/or administrative fee rates.
(6)

Management fees are composed of an investment management service fee of 0.04% and an administration fee of 0.02%. Columbia Management has implemented a schedule for the Fund’s investment advisory fees whereby the Fund pays (i) 0.00% on its assets that are invested in Columbia proprietary funds (excluding any proprietary fund that does not pay an investment advisory fee to Columbia Management) (ii) 0.55% on its assets that are invested in securities other than third-party advised mutual funds and Columbia Funds that do not pay an advisory fee (including exchange-traded funds, derivatives and individual securities) and (iii) 0.10% on its assets that are invested in third-party advised mutual funds.

(7)

Columbia Management and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, investment advisory fees and extraordinary expenses) until May 31, 2013, unless sooner terminated at the sole discretion of the Fund’s Board. Under this agreement, net fund operating expenses will not exceed the annual rates of 0.51% for Class A, 1.26% for Class B 1.26% for Class C, 0.76% for Class R and 0.26% for Class Z.

(8)

Columbia Management and certain of its affiliates have further contractually agreed, assuming approval by shareholders of the Reorganization, effective upon closing of the Reorganization to waive fees and/or to reimburse expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, investment advisory fees and extraordinary expenses) until May 31, 2014, unless sooner terminated at the sole discretion of the Fund’s Board. Under this agreement, net fund operating expenses will not exceed the annual rates of 0.51% for Class A, 1.26% for Class B 1.26% for Class C, 0.43% for Class K, 0.76% for Class R and 0.26% for Class Z.

Expense examples: These examples are intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. These examples assume that you invest $10,000 in the applicable Fund for the time periods indicated and then redeem all of your shares at the end of those periods, both under the current arrangements and, for the Buying Fund, assuming completion of the proposed Reorganization. These examples also assume that your investment has a 5% return each year and that each Fund’s operating expenses remain the same. These examples include any contractual fee waiver/expense reimbursement arrangement only fee the period indicated in the Fund’s Annual Fund Operating Expenses table. Although your actual costs may be higher or lower, based on those assumptions your costs would be:

Columbia Portfolio Builder Moderate Aggressive Fund (Current) (Selling Fund)	1 year	3 years	5 years	10 years
Class A	$694	$946	$1,218	$1,993
Class B	$702	$925	$1,274	$2,127
Class C	$302	$625	$1,074	$2,322
Class R	$152	$471	$814	$1,785
Class K	$109	$341	$591	$1,310
Class Z	$101	$316	$548	$1,218

Columbia Moderate Aggressive Fund (Current) (Buying Fund)
Class A	$699	$962	$1,246	$2,052
Class B	$707	$942	$1,302	$2,186
Class C	$307	$642	$1,102	$2,378
Class R	$157	$489	$844	$1,845
Class Z	$106	$333	$578	$1,282

Columbia Moderate Aggressive Fund (Pro Forma) (Buying Fund)
Class A	$699	$960	$1,242	$2,042
Class B	$707	$940	$1,298	$2,176
Class C	$307	$640	$1,098	$2,369
Class R	$157	$486	$839	$1,834
Class K	$114	$356	$617	$1,363
Class Z	$106	$331	$574	$1,271

If you owned or will own any class of shares other than Class B or Class C you would pay the same costs shown in the tables above if you did not redeem your shares at the end of the periods indicated. If you owned or will own Class B or Class C shares, you would pay the following costs if you did not redeem your shares at the end of the periods indicated, which may be different than the costs shown in the tables above.

Columbia Portfolio Builder Moderate Aggressive Fund (Current) (Selling Fund)	1 year	3 years	5 years	10 years
Class B	$202	$625	$1,074	$2,127
Class C	$202	$625	$1,074	$2,322

Columbia Moderate Aggressive Fund (Current) (Buying Fund)
Class B	$207	$642	$1,102	$2,186
Class C	$207	$642	$1,102	$2,378

Columbia Moderate Aggressive Fund (Pro Forma) (Buying Fund)
Class B	$207	$640	$1,098	$2,176
Class C	$207	$640	$1,098	$2,369

Portfolio Turnover. Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. Those costs, which are not reflected in annual Fund operating expenses or in the example expenses, affect a Fund’s performance. During the most recent fiscal year, each Fund’s portfolio turnover rate was the following percentage of the average value of the Fund’s portfolio:

Fund	Percentage of the Average Value of the Fund’s Portfolio
Columbia Portfolio Builder Moderate Aggressive Fund (Selling Fund)	85%
Columbia Moderate Aggressive Fund (Buying Fund)	68	%*

*	For the fiscal year ended March 31, 2011. For the most recent fiscal period ended January 31, 2012, the Buying Fund’s portfolio turnover rate was 42% of the average value of its portfolio.

Proposal 1. Comparison of Objectives, Strategies and Risks. Reorganization of Columbia LifeGoal® Income Portfolio into Columbia Conservative Fund

Comparison of the Selling Fund and the Buying Fund

The Selling Fund and the Buying Fund:

•	Have Columbia Management as investment manager.

•	Have the same policies for buying and selling shares and the same exchange rights. Please see Exhibit B for a description of these policies for the Buying Fund.

•

Are structured as series of an open-end management investment company. The Buying Fund is organized as a series of a Massachusetts business trust and the Selling Fund is organized as a series of a Delaware statutory trust. Please see Exhibit C to this combined proxy statement/prospectus for more information regarding the differences between the rights of shareholders of the Selling Fund and shareholders of the Buying Fund.

Comparison of Investment Objectives

The investment objectives of the Funds are as follows:

Selling Fund: Columbia LifeGoal® Income Portfolio seeks current income, consistent with relative stability of principal.

Buying Fund: Columbia Conservative Fund seeks to provide the highest level of total return that is consistent with a conservative level of risk.

Each Fund’s investment objective is generally similar. The Selling Fund seeks current income, consistent with relative stability of principal, while the Buying Fund seeks to provide the highest level of total return that is consistent with a conservative level of risk.

Because any investment involves risk, there can be no assurance that any Fund’s investment objective will be achieved. The investment objective of the Selling Fund may be changed without shareholder approval, while the investment objective of the Buying Fund may be changed only with shareholder approval.

Comparison of Principal Investment Strategies

The Funds have generally similar principal investment strategies. Each of the Selling Fund and the Buying Fund is a “fund of funds.” Under normal circumstances, the Selling Fund invests most of its assets in shares of mutual funds managed by Columbia Management or its affiliates (“Columbia Funds”), and, to a significantly lesser extent, exchange-traded funds (ETFs) and third party-advised funds (collectively, “Underlying Funds”), equity and fixed income securities, including Treasury Inflation Protected Securities (TIPS), and other instruments such as derivatives. The Buying Fund similarly invests (i) in a combination of underlying funds for which Columbia Management or an affiliate acts as investment manager or principal underwriter and (ii) may also invest up to 20% of its net assets in other underlying funds (including unaffiliated funds and ETFs), equity and fixed income securities, TIPS, and derivatives such as futures contracts (including fixed income and index futures). In addition, as of September 30, 2012, the Buying Fund and the Selling Fund each had invested 69.5% and 79.09% of their net assets, respectively, in fixed income funds.

Additional information regarding the principal investment strategies of each Fund is set forth below:

Columbia LifeGoal® Income Portfolio (Selling Fund)	Columbia Conservative Fund (Buying Fund)*
Under normal circumstances, the Fund invests most of its assets in shares of Columbia Funds, ETFs and third party-advised funds, equity and fixed income securities, including TIPS, and other instruments such as derivatives.	The Fund is primarily managed as a fund that invests in other funds (i.e., a “fund of funds”) that seeks to achieve its investment objective by investing under normal circumstances in a combination of underlying funds for which Columbia Management Investment Advisers, LLC (the Investment Manager) or an affiliate serves as investment adviser or principal underwriter (the affiliated underlying funds). The Fund may also invest up to 20% of its net assets in other funds, including third-party advised (unaffiliated) funds and exchange-traded funds (ETFs) (collectively with the affiliated underlying funds, the Underlying Funds), equity securities, fixed income securities (including treasury inflation protected securities (TIPS)) and derivative instruments (the 20% Sleeve). The Fund’s derivative investments may include forward foreign currency contracts and futures (including currency, equity, fixed income, index and interest rate futures).

Columbia Management uses asset allocation as its principal investment approach and:

•       allocates the Fund’s assets among asset class categories within the target asset allocations set for the Fund, based on the Fund’s investment objective and historical and projected returns for each asset class.

•       chooses individual Columbia Funds within each asset class category and the amount that will be allocated to each Columbia Fund, based on each Columbia Fund’s historical returns and expected performance.

•       may choose third party-advised Underlying Funds if a Columbia Funds is not available in the desired asset class category.

•       may choose equity and fixed income securities, including TIPS, and other instruments such as derivatives.

•       reviews the asset allocations to Underlying Funds and instruments at least monthly, and may change these allocations when Columbia Management believes it is appropriate to do so.

The Fund’s investments (including through investments in derivatives) provide the Fund with exposure to equity, fixed income, and cash/cash equivalent asset classes. The Fund may also invest in alternative investment strategies (alternative strategies), including those that seek investment returns uncorrelated to the broad equity and fixed income markets, as well as those providing exposure to other markets, including but not limited to the commodities markets.

Asset Allocation. First, Columbia Management determines what percentage of the Fund’s assets should be invested in the three main asset classes. Columbia Management determines the allocation, if any, to alternative investment strategies. The mix of asset classes provides the first level of diversification for the Fund. The next step in the process is to determine allocation among investment categories within each asset class. This process provides the second level of diversification. Equity and fixed income categories follow:

•       Within the equity allocation, Columbia Management seeks to diversify by style (growth, value and core/blend), market capitalization (large, mid and small cap), and geographic location (both domestic and international). The equity allocation may also include exposure to real estate securities.

Columbia LifeGoal® Income Portfolio (Selling Fund)	Columbia Conservative Fund (Buying Fund)*
• Within the fixed income allocation, Columbia Management seeks to diversify by including varying levels of interest rate, term, duration and credit exposure.
Investment Selection. Next, Columbia Management selects the underlying investments to represent each investment category. The selection process provides the third level of diversification within both equity and fixed income allocations. The selection of underlying investments is based primarily on Columbia Management’s assessment of what mix of general risk and return characteristics will meet the Fund’s goal. When selecting underlying investments, Columbia Management considers historical performance, risk/return characteristics, and manager experience and skill sets. Columbia Management monitors the underlying fund selections to ensure that they meet the asset class and investment category allocations over time. Columbia Management may periodically reallocate the Fund’s investments in the underlying funds to bring the Fund back within its target ranges.

The Fund’s targeted allocation to Columbia Funds, as a percentage of the Fund’s assets, is as follows:

• 0-30% to one or more Columbia Funds that invest in large-capitalization domestic equity securities, mid-capitalization domestic equity securities and/or small-capitalization domestic equity securities.

• 0-15% to one or more Columbia Funds that invest in international/global equity securities.

• 0-20% to one or more Columbia Funds that invest in convertible securities.

• 0-30% to one or more Columbia Funds that invest in specialty securities, including Columbia Funds that invest in equity securities of companies principally engaged in certain market sectors such as real estate or technology and Funds using alternative investment strategies.

• 0-100% to Columbia Funds that invest in government and corporate debt securities.

• 0-40% to Columbia Funds that invest in below investment grade debt securities.

• 0-50% in Columbia money market funds.

The Fund’s targeted allocations to direct security instrument holdings and third party advised funds, as a percentage of the Fund’s assets, is as follows:

• 0-15% to fixed income securities, including TIPS.

The Fund may invest in Underlying Funds categorized as “fixed income”, “equity”, “cash/cash equivalents”, and “alternative strategies”, which may represent indirect investments in various sectors, asset classes, strategies and markets. Under normal market circumstances, the Fund emphasizes investments in Underlying Funds categorized as fixed income, including those investing in TIPs, U.S. treasury bonds and notes, mortgage-backed and asset-backed securities, investment grade corporate bonds, high yield bonds (junk bonds), high yield loans and international bonds (including those of issuers in developed and emerging markets), which may have varying interest rates, terms, duration and credit exposure. The Fund also invests in Underlying Funds categorized as equity, including those that invest in equity securities representing different investment styles (e.g., growth, value and core/blend), market capitalizations (large, mid and small cap), geographic focus (domestic and international, including emerging markets) and sector focus (e.g., real estate, technology, infrastructure, natural resources). The Underlying Funds categorized as alternative strategies include those that employ a variety of investment strategies, techniques and practices, intended to have a low correlation to the performance of the broad equity and fixed income markets over a complete market cycle. Specific types of strategies include, but are

Columbia LifeGoal® Income Portfolio (Selling Fund)	Columbia Conservative Fund (Buying Fund)*

• 0-10% to equity securities.

• 0-20% to futures and commodity-related instruments.

• 0-10% to third party funds/ETFs.

The Fund’s actual allocation may vary from these target allocations at any time. Columbia Management may use various strategies to try to manage how much the actual amount varies and for how long. Columbia Management can modify the list of Underlying Funds and types of instruments in which the Fund invests, or the asset categories, at any time, including by adding Underlying Funds introduced after the date of this proxy statement/prospectus.

not limited to, absolute (positive) return strategies and commodities strategies. Subject to the 20% Sleeve limitation described above, the Fund may also invest directly in equity securities, fixed income securities and derivative instruments, including forward foreign currency contracts and futures (including currency, equity, fixed income, index and interest rate futures). Relative to the other Funds offered in this prospectus, the Fund will, under normal market circumstances, invest in a combination of securities that is expected to have a lower level of overall investment risk.

Under normal market conditions, the Fund intends to invest in each asset class within the following target asset allocation ranges:

Equity: 0-40%;

Fixed Income: 50-90%;

Cash/Equivalents: 0-40%; and

Alternative Strategies: 0-40%.

Market appreciation or depreciation may cause the Fund to be temporarily outside the ranges identified in the table. Columbia Management may modify the target allocation ranges only upon approval of the Fund’s Board.

The Fund and certain Underlying Funds may invest in securities of companies in the technology sector and may from time to time emphasize one or more other economic sectors in selecting their investments.
Although not a principal investment strategy, the Fund may invest in derivatives such as futures, forward contracts, options and swap contracts, including credit default swaps. Derivatives are financial contracts whose values are based on (or “derived” from), for example, traditional securities (such as a stock or bond), assets (such as a commodity like gold or a foreign currency), reference rates (such as LIBOR) or market indices (such as the S&P 500® Index). The Fund may use derivative instruments for both hedging and non-hedging purposes, including, for example, to produce incremental earnings, to hedge existing positions, to provide a substitute for a position in an underlying asset, to increase or reduce market or credit exposure, or to increase flexibility.	Derivative positions may be established to produce incremental earnings, hedge existing positions, increase market or credit exposure, increase investment flexibility (including using the derivative position as a substitute for the purchase or sale of the underlying security, currency or other instrument) and/or to change the effective duration of the Fund’s portfolio.

Columbia LifeGoal® Income Portfolio (Selling Fund)	Columbia Conservative Fund (Buying Fund)*
The Fund may invest in Underlying Funds that invest in special situations such as companies involved in initial public offerings, tender offers, mergers and other corporate restructurings, and in companies involved in management changes or companies developing new technologies.

*	A description of the Underlying Funds’ investment objectives and strategies is included in Exhibit D.

Buying Fund Investment Style

A description of the investment style of the Buying Fund is set forth below.

The Buying Fund may sell Underlying Funds in order to accommodate redemptions of the Fund’s shares, to change the percentage of its assets invested in certain Underlying Funds in response to economic or market conditions, and to maintain or modify the proportion of its assets among the various asset classes. Columbia Management seeks to minimize the impact of the Buying Fund’s purchases and redemptions of shares of the Underlying Funds by implementing them over a reasonable timeframe. In addition, because Columbia Management earns different fees from the Underlying Funds, in determining the allocation of the Buying Fund among the Underlying Funds, Columbia Management may have an economic conflict of interest. Columbia Management will report to the Buying Fund’s Board on the steps it has taken to manage any potential conflicts.

Differences between the Selling Fund’s principal investment strategies, fundamental and non-fundamental investment policies and holdings and those of the Buying Fund may expose the Selling Fund’s shareholders to new or increased risks. A comparison of the principal risks of investing in the Selling Fund and the Buying Fund is provided under “Comparison of Principal Risks” below.

Comparison of Fundamental Investment Policies

If the Reorganization occurs, the combined Fund will be subject to the fundamental investment policies of the Buying Fund. Columbia Management does not believe that the differences between the fundamental investment policies of the Selling Fund and the Buying Fund result in any material difference in the way the Funds have been managed or in the way the combined Fund will be managed. A “fundamental” investment policy is one that may not be changed without a shareholder vote.

The Funds’ fundamental investment policies are set forth below:

Policy	Columbia LifeGoal® Income Portfolio (Selling Fund)	Columbia Conservative Fund (Buying Fund)
Borrowing / Issuing Senior Securities	The Fund may not borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund.	The Fund will not borrow money, except for temporary purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings) immediately after the borrowings. Under current Board policy, the Fund has no current intention to borrow to a material extent. The Fund will not issue senior securities, except as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Policy	Columbia LifeGoal® Income Portfolio (Selling Fund)	Columbia Conservative Fund (Buying Fund)
Commodities	The Fund may not purchase or sell commodities, except that the Fund may, to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts. This limitation does not apply to foreign currency transactions, including, without limitation, forward currency contracts.	The Fund will not buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.
Diversification	The Fund may not purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (i) up to 25% of its total assets may be invested without regard to these limitations and (ii) the Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund.	The Fund will not purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (a) up to 25% of its total assets may be invested without regard to these limitations; and (b) the Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief.
Industry Concentration	The Fund may not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States or any of their agencies, instrumentalities or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund.	The Fund will not concentrate in any one industry. According to the present interpretation by the SEC, this means that up to 25% of the Fund’s total assets, based on current market value at time of purchase, can be invested in any one industry. The Fund itself does not intend to concentrate, however, the aggregation of holdings of the underlying funds may result in the Fund indirectly investing more than 25% of its assets in a particular industry. The Fund does not control the investments of the underlying funds and any indirect concentration will occur only as a result of the Fund following its investment objectives by investing in the underlying funds.

Policy	Columbia LifeGoal® Income Portfolio (Selling Fund)	Columbia Conservative Fund (Buying Fund)
Lending	The Fund may not make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund.	The Fund will not lend securities or participate in an interfund lending program if the total of all such loans would exceed 33 1/3% of the Fund’s total assets, except this fundamental investment policy shall not prohibit the Fund from purchasing money market securities, loans, loan participation or other debt securities, or from entering into repurchase agreements. Under current Board policy, the Fund has no current intention to borrow to a material extent.
Real Estate	The Fund may not purchase or sell real estate, except the Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate.	The Fund will not buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.
Underwriting	The Fund may not underwrite any issue of securities within the meaning of the Securities Act of 1933 (the 1933 Act) except when it might technically be deemed to be an underwriter either: (i) in connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer thereof in accordance with the Fund’s investment objective. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered investment companies.	The Fund will not act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

Differences between the Selling Fund’s principal investment strategies, fundamental and non-fundamental investment policies and holdings and those of the Buying Fund may expose the Selling Fund’s shareholders to new or increased risks. A comparison of the principal risks of investing in the Selling Fund and the Buying Fund is provided under “Comparison of Principal Risks” below.

Comparison of Non-Fundamental Investment Policies

If the Reorganization occurs, the combined Fund will be subject to the non-fundamental investment policies (policies that may be changed without a shareholder vote) of the Buying Fund. Columbia Management does not believe that the differences between the non-fundamental policies of the Funds result in any material differences in the way the Funds have been managed or in the way the combined Fund will be managed.

The Funds’ non-fundamental investment policies are set forth below:

Policy	Columbia LifeGoal® Income Portfolio (Selling Fund)	Columbia Conservative Fund (Buying Fund)
Illiquid Securities	The Fund may not invest more than 15% of its net assets in illiquid securities.	No more than 15% of the Fund’s net assets will be held in securities and other instruments that are illiquid.
Investments in Other Investment Companies	The Fund may not purchase securities of other investment companies except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. If shares of the Fund are purchased by another fund in reliance on Section 12(d)(1)(G) of the 1940 Act, for so long as shares of the Fund are held by such fund, the Fund will not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.
Short Selling	The Fund may not sell securities short, except as permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.	The Fund may sell securities short in accordance with the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Differences between the Selling Fund’s principal investment strategies, fundamental and non-fundamental investment policies and holdings and those of the Buying Fund may expose the Selling Fund’s shareholders to new or increased risks. A comparison of the principal risks of investing in the Selling Fund and the Buying Fund is provided below.

Comparison of Principal Risks

Although the Funds describe them somewhat differently, the principal risks associated with investments in the Buying Fund and the Selling Fund are generally similar because the Funds have similar investment objectives, principal investment strategies and investment policies. The actual risks of investing in each Fund depend on the securities held in each Fund’s portfolio and on market conditions, both of which change over time. The Buying Fund is subject to the principal risks described below. Similarities and material differences between the Buying Fund’s principal risks and those of the Selling Fund are also identified below.

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Allocation Risk – The risk that Columbia Management’s evaluations regarding asset classes or underlying funds and the Buying Fund’s allocations thereto may be incorrect. Because the assets of the Fund will be invested in underlying funds, each Fund’s investment performance is directly related to the investment performance of the underlying funds in which it invests. The ability of the Buying Fund to realize its investment objective will depend, in part, on the extent to which the underlying funds realize their investment objectives. There is no guarantee that the underlying funds will achieve their investment objectives. There is also a risk that the selected underlying funds’ performance may be lower than the performance of the asset class they were selected to represent or may be lower than the performance of alternative underlying funds that could have been selected to represent the asset class. Also, the Buying Fund is exposed to the same risks as the underlying funds in direct proportion to the allocation of its assets among the underlying funds. The Selling Fund is also subject to this principal risk.

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Credit Risk – Credit risk is the risk that fixed-income securities in the Buying Fund’s portfolio may or will decline in price or fail to pay interest or repay principal when due because the issuer of the security or the counterparty to a contract will default or otherwise become unable or unwilling to honor its financial obligations. Lower quality or unrated securities held by the Buying Fund may present increased credit risk. The Selling Fund is also subject to this principal risk.

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Derivatives Risk – Derivatives are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, currency or index may result in a substantial loss for the Fund.

In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivative instruments in which the Fund invests will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, and liquidity risk.

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Correlation risk is related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses.

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Counterparty risk is the risk that a counterparty to the derivative instrument becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, and the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed.

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Hedging risk is the risk that derivative instruments used to hedge against an opposite position may offset losses, but they may also offset gains. There is no guarantee that a hedging strategy will eliminate the risk which the hedging strategy is intended to offset, which may lead to losses within the Fund.

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Leverage risk is the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument. Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment.

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Liquidity risk is the risk that the derivative instrument may be difficult to sell or terminate, which may cause the Fund to be in a position to do something the portfolio managers would not otherwise choose, including accepting a lower price for the derivative instrument, selling other investments or foregoing another, more appealing investment opportunity. Derivative instruments which are not traded on an exchange, including, but not limited to, forward contracts, swaps and over-the-counter options, may have increased liquidity risk.

U.S. federal legislation has recently been enacted that provides for new clearing, margin, reporting and registration requirements for participants in the derivatives market. While the ultimate impact is not yet clear, these changes could restrict and/or impose significant costs or other burdens upon the Fund’s participation in derivatives transactions. The Selling Fund is also subject to this principal risk.

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Derivatives Risk – Futures Contracts – The Buying Fund may enter into futures contracts for investment purposes, for risk management (hedging) purposes, and to increase flexibility. The liquidity of the futures markets depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. The Buying Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. The Selling Fund is also subject to this principal risk.

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Exchange-Traded Fund (ETF) Risk – ETFs are subject to, among other risks, tracking risk and passive investment risk. In addition, shareholders bear both their proportionate share of the Buying Fund’s expenses and similar expenses incurred through ownership of the ETF. The Selling Fund is also subject to this risk.

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High-Yield Securities Risk – The Buying Fund’s investment in below-investment grade loans or other fixed-income securities (i.e., high-yield or junk) exposes the Buying Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade loans or other similarly rated debt securities. High-yield securities are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. The Selling Fund is also subject to this principal risk.

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Inflation-Protected Securities Risk – Inflation-protected debt securities tend to react to changes in real interest rates (i.e., nominal interest rates minus the expected impact of inflation). In general, the price of such securities falls when real interest rates rise, and rises when real interest rates fall. Interest payments on these securities will vary and may be more volatile than interest paid on ordinary bonds. In periods of deflation, the Buying Fund may have no income at all from such investments. Income earned by a shareholder depends on the amount of principal invested, and that principal will not grow with inflation unless the shareholder reinvests the portion of Buying Fund distributions that comes from inflation adjustments. The Selling Fund is not subject to inflation-protected securities risk as a principal risk, but may be subject to such risk to the extent of its investment, if any, in inflation-protected securities.

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Interest Rate Risk – Interest rate risk is the risk of losses attributable to changes in interest rates. When interest rates rise, prices of fixed-income securities generally fall. In general, the longer the maturity or duration of a fixed-income security, the greater its sensitivity to changes in interest rates. Interest rate changes also may increase prepayments of debt obligations. The Selling Fund is also subject to this principal risk.

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Issuer Risk – An issuer may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Buying Fund’s performance. The Selling Fund is also subject to this risk.

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Market Risk – The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably. The Selling Fund is also subject to this principal risk.

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Mortgage-Related and Other Asset-Backed Risk – Mortgage-related and other asset-backed securities are subject to certain additional risks. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Buying Fund holds mortgage-related securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable- and fixed-rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner. The Selling Fund is also subject to this principal risk.

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Risks of Foreign Investing – Investments in foreign securities involve certain risks not associated with investments in U.S. companies. Foreign securities in the Buying Fund’s portfolio subject the Buying Fund to the risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency and the risks associated with less developed custody and settlement practices. The Selling Fund is also subject to this principal risk.

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Risks of Investing in Other Funds – The performance of affiliated or unaffiliated funds (underlying funds) in which the Buying Fund invests could be adversely affected if other entities that invest in the same underlying funds make relatively large investments or redemptions in such funds. Because the expenses and costs of an underlying fund are shared by its investors, redemptions by other investors in the underlying fund could result in decreased economies of scale and increased operating expenses for the underlying fund. The Buying Fund and its shareholders indirectly bear a portion of the expenses of the underlying fund. These transactions might also result in higher brokerage, tax or other costs for the Fund. This risk may be particularly important when one investor owns a substantial portion of any underlying fund. In addition, Columbia Management has the authority to change the underlying funds in which the Buying Fund invests or to change the percentage of the Buying Fund’s investments allocated to each underlying fund. This could result in Columbia Management having a potential conflict of interest in selecting the underlying funds in which the Buying Fund invests or in determining the percentage of the Buying Fund’s investments allocated to each underlying fund since some underlying funds may pay higher advisory and other fees to Columbia Management and its affiliates. There are also circumstances in which Columbia Management’s fiduciary duties to the Buying Fund may conflict with its fiduciary duties to the underlying funds.

By investing in a combination of underlying funds, the Buying Fund has exposure to risks of many areas of the market. Since the Buying Fund intends to invest a significant portion of its assets in fixed income asset classes, the Buying Fund may have higher exposure to the following principal risks of the underlying funds: Counterparty Risk, Credit Risk, Derivatives Risk, Interest Rate Risk, Issuer Risk, Market Risk and

Prepayment and Extension Risk. Also, in addition to the Buying Fund’s operating expenses, you will indirectly bear the operating expenses of the underlying funds. Thus, the expenses you bear as an investor in the Buying Fund will be higher than if you invested directly in the underlying funds. Descriptions of the more common principal risks to which the underlying funds (and thus, the Buying Fund) are subject to are set forth in Exhibit E. The Selling Fund is also subject to these principal risks, though the degree to which the Selling Fund is exposed to such principal risks depends on the portion of its assets it invests in the corresponding asset class.

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Small Cap Company Risk – Investments in small capitalization (small cap) companies often involve greater risks than investments in larger, more established companies because small cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger capitalization companies. The Selling Fund is not subject to small cap company risk as a principal risk, but may be subject to such risk to the extent of its investment, if any, in small cap companies (or in underlying funds invested in small cap companies).

Comparison of Performance

The following bar charts and tables provide some illustration of the risks of investing in the Funds by showing, respectively:

•	how each Fund’s performance has varied for each full calendar year shown in the bar chart; and

•	how each Fund’s average annual total returns compare to certain measures of market performance shown in the table.

Both the bar charts and the tables assume that all distributions have been reinvested. The performance of different classes varies because of differences in sales charges and other fees and expenses. How a Fund has performed in the past (before and after taxes) does not indicate how the Fund will perform in the future. The performance shown reflects any fee waiver or expense reimbursement arrangements in effect for the periods reported. In the absence of such fee waiver or expense reimbursement arrangements, the performance shown would have been lower.

Bar Charts. Class A share information is shown in the bar charts; the sales charge for Class A shares is not reflected in the bar charts.

Tables. The tables below show total returns from hypothetical investments in the indicated classes of shares of each Fund. The returns shown are compared to measures of market performance shown for the same periods. The performance calculations in the tables assume:

•	the maximum sales charge for Class A shares;

•	redemption at the end of the indicated period and deduction of the applicable CDSC for Class C shares;

•	no sales charge for Class Z shares; and

•	except as noted for Class A shares, no adjustments for taxes paid by an investor on reinvested income and capital gains.

After-Tax Returns

After-tax returns are shown only for Class A shares. After-tax returns for the other share classes will vary. After-tax returns are calculated using the highest historical individual U.S. federal marginal income tax rate and do not reflect the effect of foreign, state or local taxes. Actual after-tax returns will depend on your tax situation and most likely will differ from the returns shown in the table. If you hold your shares in a tax-deferred account, such as a 401(k) plan or an IRA, the after-tax returns do not apply to you because you will not incur taxes until you begin to withdraw from your account.

The return after taxes on distributions for a period may be the same as the return before taxes for the same period if there were no distributions or if the distributions were small. The return after taxes on distributions and sale of Fund shares for a period may be greater than the return before taxes for the same period if there was a tax loss realized on the sale of Fund shares. The benefit of the tax loss (because it can be used to offset other gains) may result in a higher return.

Columbia LifeGoal® Income Portfolio (Selling Fund)

CLASS A SHARE PERFORMANCE

(based on calendar years)

During the periods shown in the bar chart, the highest return for a calendar quarter was +7.43% (quarter ended June 30, 2009) and the lowest return for a calendar quarter was –5.50% (quarter ended December 31, 2008).

These returns do not reflect deductions of sales charges, if any, paid by investors and would be lower if they did. The performance of other share classes may vary from that shown because of differences in expenses.

The Fund’s Class A shares year-to-date return at September 30, 2012 was 5.69%.

Columbia Conservative Fund (Buying Fund)

CLASS A SHARE PERFORMANCE

(based on calendar years)

During the periods shown in the bar chart, the highest return for a calendar quarter was +7.55% (quarter ended September 30, 2009) and the lowest return for a calendar quarter was -5.93% (quarter ended December 31, 2008).

These returns do not reflect deductions of sales charges, if any, paid by investors and would be lower if they did. The performance of other share classes may vary from that shown because of differences in expenses.

The Fund’s Class A shares year-to-date return at September 30, 2012 was 7.71%.

Average Annual Total Returns (for periods ended December 31, 2011)

Columbia LifeGoal® Income Portfolio (Selling Fund)	1 year	5 years	Since Inception (Sept. 4, 2003)
Class A
Return before taxes	+1.75%	+3.67%	+4.10%
Return after taxes on distributions	+0.66%	+2.32%	+2.69%
Return after taxes on distributions and sale of Fund shares	+1.16%	+2.34%	+2.67%

Class B
Return before taxes	+1.27%	+3.56%	+3.72%

Class C
Return before taxes	+3.38%	+3.57%	+3.73%

Class Z
Return before taxes	+5.41%	+4.61%	+4.77%

Barclays U.S. Aggregate 1-3 Years Index (reflects no deduction for fees, expenses or taxes)	+1.73%	+4.13%	+3.56%

Blended 80% Barclays U.S. Aggregate 1-3 Years Index/20% Barclays U.S. Corporate High Yield Bond Index (reflects no deduction for fees, expenses or taxes)	+2.44%	+4.97%	+4.66%

Average Annual Total Returns (for periods ended December 31, 2011)

Columbia Conservative Fund (Buying Fund)	1 year	5 years	Since Inception (Mar. 4, 2004)
Class A
Return before taxes	-2.32%	+2.83%	+3.55%
Return after taxes on distributions	-3.45%	+1.61%	+2.36%
Return after taxes on distributions and sale of Fund shares	-0.97%	+1.80%	+2.42%

Class B
Return before taxes	-3.11%	+2.69%	+3.40%

Class C
Return before taxes	+0.88%	+3.06%	+3.42%

Class Z
Return before taxes	+2.86%	+3.91%	+4.25%

Barclays Index (reflects no deduction for fees, expenses or taxes)	+7.84%	+6.50%	+5.33%

Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	+1.03%	-0.01%	+3.55%

MSCI EAFE Index (Gross) (reflects no deduction for fees, expenses or taxes)	-11.73%	-4.26%	+3.91%

Citigroup Index (reflects no deduction for fees, expenses or taxes)	+0.08%	+1.36%	+1.99%*

Blended Index (consists of 70% Barclays Index, 14% Russell 3000® Index, 10% Citigroup Index and 6% MSCI EAFE Index (Gross)) (reflects no deduction for fees, expenses or taxes)	+5.08%	+4.74%	+4.92%*

*	Return from Feb. 29, 2004

Proposal 2. Comparison of Objectives, Strategies and Risks. Reorganization of Columbia Portfolio Builder Moderate Conservative Fund into Columbia Moderate Conservative Fund

Comparison of the Selling Fund and the Buying Fund

The Selling Fund and the Buying Fund:

•	Have Columbia Management as investment manager.

•	Have the same policies for buying and selling shares and the same exchange rights. Please see Exhibit B for a description of these policies for the Buying Fund.

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Are structured as series of an open-end management investment company. The Selling Fund is organized as a series of a Massachusetts business trust while the Buying Fund is organized as a series of a Delaware statutory trust. Please see Exhibit C to this combined proxy statement/prospectus for more information regarding the differences between the rights of shareholders of the Selling Fund and the shareholders of the Buying Fund.

Comparison of Investment Objectives

The investment objectives of the Funds are as follows:

Selling Fund: Columbia Portfolio Builder Moderate Conservative Fund seeks to provide the highest level of total return that is consistent with a moderate conservative level of risk.

Buying Fund: Columbia Moderate Conservative Fund seeks to provide the highest level of total return that is consistent with a moderate conservative level of risk.

Each Fund’s investment objective is the same.

Because any investment involves risk, there can be no assurance that a Fund’s investment objective will be achieved. The investment objective of the Buying Fund may be changed without shareholder approval, while the investment objective of the Selling Fund may be changed only with shareholder approval.

Comparison of Principal Investment Strategies

The Funds have generally similar principal investment strategies. Each of the Selling Fund and the Buying Fund is a “fund of funds.” Both the Buying Fund and the Selling Fund employ specific target investment ranges for various categories of assets. The Selling Fund invests (i) in a combination of underlying funds for which Columbia Management or an affiliate acts as investment manager or principal underwriter and (ii) may also invest up to 20% of its net assets in other underlying funds (including unaffiliated funds and exchange-traded funds (“ETFs”)), equity and fixed income securities, Treasury Inflation Protected Securities (“TIPS”), and derivatives such as futures contracts (including fixed income and index futures). Similarly, the Buying Fund invests most of its assets in shares of mutual funds managed by Columbia Management or its affiliates (“Columbia Funds”), ETFs and third party-advised funds (collectively, “Underlying Funds”), equity and fixed income securities, including TIPS, and other instruments such as derivatives. Additionally, as of September 30, 2012, the Buying Fund and the Selling Fund had invested approximately 55% and 59% of their net assets, respectively, in fixed income Columbia Funds and approximately 38% and 40%, respectively in equity Columbia Funds.

Additional information regarding the principal investment strategies of each Fund is set forth below:

Columbia Portfolio Builder Moderate Conservative Fund (the Selling Fund)	Columbia Moderate Conservative Fund (the Buying Fund)*
The Fund is primarily managed as a “fund of funds” that seeks to achieve its objective by investing (i) in a combination of underlying funds for which Columbia Management or an affiliate acts as investment manager or principal underwriter and (ii) may also invest up to 20% of its net assets in other underlying funds (including unaffiliated funds and ETFs), equity and fixed income securities, TIPS, and derivatives such as futures contracts (including fixed income and index futures). By investing in a combination of underlying funds and other securities, the Fund seeks to minimize the risks associated with investing in a single fund.	The Fund is primarily managed as a fund that invests in other funds (i.e., a “fund of funds”) that seeks to achieve its investment objective by investing under normal circumstances in a combination of underlying funds for which Columbia Management Investment Advisers, LLC (the Investment Manager) or an affiliate serves as investment adviser or principal underwriter (the affiliated underlying funds). The Fund may also invest up to 20% of its net assets in other funds, including third-party advised (unaffiliated) funds and exchange-traded funds (ETFs) (collectively with the affiliated underlying funds, the Underlying Funds), equity securities, fixed income securities (including treasury inflation protected securities (TIPS)) and derivative instruments (the 20% Sleeve). The Fund’s derivative investments may include forward foreign currency contracts and futures (including currency, equity, fixed income, index and interest rate futures).

The Fund’s investments (including through investments in derivatives) represent three primary main asset classes: equity, fixed income and cash. The Fund may also seek exposure to asset classes that invest in alternative investment strategies.

Asset Allocation. First, Columbia Management determines what percentage of the Fund’s assets should be invested in the three main asset classes. Columbia Management determines the allocation, if any, to alternative investment strategies. The mix of asset classes provides the first level of diversification for the Fund. The next step in the process is to determine allocation among investment categories within each asset class. This process provides the second level of diversification. Equity and fixed income categories follow:

•     Within the equity allocation, Columbia Management seeks to diversify by style (growth, value and core/blend), market capitalization (large, mid and small cap), and geographic location (both domestic and international). The equity allocation may also include exposure to real estate securities.

•     Within the fixed income allocation, Columbia Management seeks to diversify by including varying levels of interest rate, term, duration and credit exposure.

The Fund’s investments (including through investments in derivatives) provide the Fund with exposure to equity, fixed income, and cash/cash equivalent asset classes. The Fund may also invest in alternative investment strategies (alternative strategies), including those that seek investment returns uncorrelated to the broad equity and fixed income markets, as well as those providing exposure to other markets, including but not limited to the commodities markets.

Columbia Management uses asset allocation as its principal investment approach and:

•     allocates the Fund’s assets among asset class categories within the target asset allocations set for the Fund, based on the Fund’s investment objective and historical and projected returns for each asset class.

•     chooses individual Columbia Funds within each asset class category and the amount that will be allocated to each Columbia Fund, based on each Columbia Fund’s historical returns and expected performance.

•     may choose third party-advised Underlying Funds if a Columbia Fund is not available in the desired asset class category.

Columbia Portfolio Builder Moderate Conservative Fund (the Selling Fund)	Columbia Moderate Conservative Fund (the Buying Fund)*

•      may choose equity and fixed income securities, including TIPS, and other instruments such as derivatives.

•      reviews the asset allocations to Underlying Funds and instruments at least monthly, and may change these allocations when Columbia Management believes it is appropriate to do so.

Investment Selection. Next, Columbia Management selects the underlying investments to represent each investment category. The selection process provides the third level of diversification within both equity and fixed income allocations. The selection of underlying investments is based primarily on Columbia Management’s assessment of what mix of general risk and return characteristics will meet the Fund’s goal. When selecting underlying investments, Columbia Management considers historical performance, risk/return characteristics, and manager experience and skill sets. Columbia Management monitors the underlying fund selections to ensure that they meet the asset class and investment category allocations overtime. Columbia Management may periodically reallocate the Fund’s investments in the underlying funds to bring the Fund back within its target ranges.

The Fund invests mainly in underlying funds that invest in fixed income securities, including TIPs, treasury bonds and notes, mortgage securities, investment grade corporate bonds, high yield bonds (junk bonds), high yield loans and international bonds, each with varying interest rates, terms, duration and credit exposure, and underlying funds that invest in equity securities of different investment styles (e.g., growth, value and core/blend), market capitalizations (large, mid and small cap) and geographic location (both domestic and international), as well as underlying funds with exposure to real estate securities. The Fund may invest in fixed income securities of any maturity and does not seek to maintain a particular dollar-weighted average maturity.

Under normal market conditions, the Fund intends to invest in each asset class within the following target asset allocation ranges:

Equity: 30-40%

Fixed Income: 55-65%

Cash: 0-10%; and

Alternative Investment Strategies: 0-5%.

The Fund may invest in Underlying Funds categorized as “fixed income”, “equity”, “cash/cash equivalents”, and “alternative strategies”, which may represent indirect investments in various sectors, asset classes, strategies and markets. The Fund emphasizes investments in Underlying Funds categorized as fixed income, including those investing in TIPs, U.S. treasury bonds and notes, mortgage-backed and asset-backed securities, investment grade corporate bonds, high yield bonds (junk bonds), high yield loans and international bonds (including those of issuers in developed and emerging markets), which may have varying interest rates, terms, duration and credit exposure. The Fund also invests in Underlying Funds categorized as equity, including those that invest in equity securities representing different investment styles (e.g., growth, value and core/blend), market capitalizations (large, mid and small cap), geographic focus (domestic and international, including emerging markets) and sector focus (e.g., real estate, technology, infrastructure, natural resources). The Underlying Funds categorized as alternative strategies include those that employ

Columbia Portfolio Builder Moderate Conservative Fund (the Selling Fund)	Columbia Moderate Conservative Fund (the Buying Fund)*

Market appreciation or depreciation may cause the Fund to be temporarily outside the ranges identified in the table. Columbia Management may modify the target allocation ranges only upon approval of the Fund’s Board.

a variety of investment strategies, techniques and practices, intended to have a low correlation to the performance of the broad equity and fixed income markets over a complete market cycle. Specific types of strategies include, but are not limited to, absolute (positive) return strategies and commodities strategies. Subject to the 20% Sleeve limitation described above, Subject to the 20% Sleeve limitation described above, the Fund may also invest directly in equity securities, fixed income securities and derivative instruments, including forward foreign currency contracts and futures (including currency, equity, fixed income, index and interest rate futures). Relative to the Conservative Fund, the Fund will, under normal market circumstances, invest in a combination of securities that is expected to have a higher level of overall investment risk.

The Fund’s targeted allocations to direct security instrument holdings and third party advised funds, as a percentage of the Fund’s assets, is as follows:

•     40-85% to fixed income securities.

•     0-55% to equity securities.

•     0-40% to cash/equivalents.

•     0-40% to alternative strategies.

The Fund’s actual allocation may vary from these target allocations at any time. Columbia Management may use various strategies to try to manage how much the actual amount varies and for how long. Columbia Management can modify the list of Underlying Funds and types of instruments in which the Fund invests, or the asset categories, at any time, including by adding Underlying Funds introduced after the date of this prospectus/proxy statement.

The Fund and certain Underlying Funds may invest in securities of companies in the technology sector and may from time to time emphasize one or more other economic sectors in selecting their investments.

Columbia Portfolio Builder Moderate Conservative Fund (the Selling Fund)	Columbia Moderate Conservative Fund (the Buying Fund)*
Derivatives may be used for investment purposes, for risk management (hedging) purposes, and to increase investment flexibility, including to adjust the Fund’s exposures to equity and debt markets.	Derivative positions may be established to produce incremental earnings, hedge existing positions, increase market or credit exposure, increase investment flexibility (including using the derivative position as a substitute for the purchase or sale of the underlying security, currency or other instrument) and/or to change the effective duration of the Fund’s portfolio.
The Fund may invest in Underlying Funds that invest in special situations such as companies involved in initial public offerings, tender offers, mergers and other corporate restructurings, and in companies involved in management changes or companies developing new technologies.
The Fund is intended for investors who have an objective of achieving a high level of total return consistent with a certain level of risk, but prefer to have investment decisions managed by professional money managers.

*	A description of the Underlying Funds’ investment objectives and strategies is included in Exhibit F. Columbia Management can modify the list of Underlying Funds and types of instruments in which a fund invests, or the assets categories, at any time.

Buying Fund Investment Style

A description of the investment style of the Buying Fund is set forth below.

Columbia Management may sell investments to adjust the allocation of the Fund’s assets; if Columbia Management believes that an investment is no longer a suitable investment, or that other investments are more attractive; to meet redemption requests; or for other reasons. When selling shares to meet redemption requests, Columbia Management normally will, to the extent feasible, sell a proportionate amount of the shares the Fund owns in each Underlying Fund and instrument.

Differences between the Selling Fund’s principal investment strategies, fundamental and non-fundamental investment policies and holdings and those of the Buying Fund may expose the Selling Fund’s shareholders to new or increased risks. A comparison of the principal risks of investing in the Selling Fund and the Buying Fund is provided under “Comparison of Principal Risks” below.

Comparison of Fundamental Investment Policies

If the Reorganizations occur, the combined Fund will be subject to the fundamental investment policies of the Buying Fund. Columbia Management does not believe that the differences between the fundamental investment policies of the Selling Fund and the Buying Fund result in any material difference in the way the Funds have been managed or in the way the combined Fund will be managed. A “fundamental” investment policy is one that may not be changed without a shareholder vote.

The Funds’ fundamental investment policies are set forth below:

Policy	Columbia Portfolio Builder Moderate Conservative Fund (Selling Fund)	Columbia Moderate Conservative Fund (Buying Fund)
Borrowing / Issuing Senior Securities	The Fund will not borrow money, except for temporary purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings) immediately after the borrowings. Under current Board policy, the Fund has no current intention to borrow to a material extent. The Fund will not issue senior securities, except as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.	The Fund may not borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund.
Commodities	The Fund will not buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.	The Fund may not purchase or sell commodities, except that the Fund may, to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts. This limitation does not apply to foreign currency transactions including, without limitation, forward currency contracts.
Diversification	The Fund will not purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (a) up to 25% of its total assets may be invested without regard to these limitations; and (b) the Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.	The Fund may not purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (i) up to 25% of its total assets may be invested without regard to these limitations and (ii) the Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund.
Industry Concentration	The Fund will not concentrate in any one industry. According to the present interpretation by the SEC, this means that up to 25% of the Fund’s total assets, based on current market value at time of purchase, can be invested in any one	The Fund may not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to

Policy	Columbia Portfolio Builder Moderate Conservative Fund (Selling Fund)	Columbia Moderate Conservative Fund (Buying Fund)
	industry. The Fund itself does not intend to concentrate, however, the aggregation of holdings of the underlying funds may result in the Fund indirectly investing more than 25% of its assets in a particular industry. The Fund does not control the investments of the underlying funds and any indirect concentration will occur only as a result of the Fund following its investment objectives by investing in the underlying funds.	obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund.
Lending	The Fund will not lend securities or participate in an interfund lending program if the total of all such loans would exceed 33 1/3% of the Fund’s total assets, except this fundamental investment policy shall not prohibit the Fund from purchasing money market securities, loans, loan participation or other debt securities, or from entering into repurchase agreements. Under current Board policy, the Fund has no current intention to borrow to a material extent.	The Fund may not make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund.
Real Estate	The Fund will not buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.	The Fund may not purchase or sell real estate, except the Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate.
Underwriting	The Fund will not act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.	The Fund may not underwrite any issue of securities issued by other persons within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either: (i) in connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer thereof in accordance with the Fund’s investment objective. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered management investment companies.

Differences between the Selling Fund’s principal investment strategies, fundamental and non-fundamental investment policies and holdings and those of the Buying Fund may expose the Selling Fund’s shareholders to new or increased risks. A comparison of the principal risks of investing in the Selling Fund and the Buying Fund is provided under “Comparison of Principal Risks” below.

Comparison of Non-Fundamental Investment Policies

If the Reorganizations occur, the combined Fund will be subject to the non-fundamental investment policies (policies that may be changed without a shareholder vote) of the Buying Fund. Columbia Management does not believe that the differences between the non-fundamental policies of the Funds result in any material differences in the way the Funds have been managed or in the way the combined Fund will be managed. The Funds’ non-fundamental investment policies are set forth below:

Policy	Columbia Portfolio Builder Moderate Conservative Fund (Selling Fund)	Columbia Moderate Conservative Fund (Buying Fund)
Illiquid Securities	No more than 15% of the Fund’s net assets will be held in securities and other instruments that are illiquid.	The Fund may not invest more than 15% of its net assets in illiquid securities.
Investments in Other Investment Companies	The Fund may not purchase securities of other investment companies except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. If shares of the Fund are purchased by another fund in reliance on Section 12(d)(1)(G) of the 1940 Act, for so long as shares of the Fund are held by such fund, the Fund will not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.
Short Selling	The Fund may sell securities short in accordance with the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.	The Fund may not sell securities short, except as permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Differences between the Selling Fund’s principal investment strategies, fundamental and non-fundamental investment policies and holdings and those of the Buying Fund may expose the Selling Fund’s shareholders to new or increased risks. A comparison of the principal risks of investing in the Selling Fund and the Buying Fund is provided below.

Comparison of Principal Risks

Although the Funds describe them somewhat differently, the principal risks associated with investments in the Buying Fund and the Selling Fund are generally similar because the Funds have the same investment objective, and similar principal investment strategies and investment policies. The actual risks of investing in each Fund depend on the securities held in each Fund’s portfolio and on market conditions, both of which change over time. The Buying Fund is subject to the principal risks described below. Similarities and material differences between the Buying Fund’s principal risks and those of the Selling Fund are also identified below.

•

Investment Strategy Risk – Columbia Management uses the principal investment strategies and other investment strategies to seek to achieve the Buying Fund’s investment objective. There is no assurance that the Buying Fund will achieve its investment objective. Investment decisions made by Columbia Management in using these strategies may not produce the returns expected by Columbia Management, may cause the Buying Fund’s shares to lose value or may cause the Buying Fund to underperform other funds with similar investment objectives. The Selling Fund is also subject to this principal risk.

•

Allocation Risk – The Buying Fund uses an asset allocation strategy in pursuit of its investment objective. There is a risk that the Buying Fund’s allocation among asset classes or investments will cause the Buying Fund’s shares to lose value or cause the Buying Fund to underperform other funds with similar investment objectives, or that the investments themselves will not produce the returns expected. The Selling Fund is also subject to this principal risk.

•

Investing in Other Funds Risk – The performance of the underlying funds in which the Buying Fund invests could be adversely affected if other entities that invest in the same underlying funds make relatively large investments or redemptions in the underlying funds. Because the expenses and costs of an underlying fund are shared by its investors, redemptions by other investors in the underlying fund could result in decreased economies of scale and increased operating expenses for the underlying fund. The Buying Fund, and its shareholders, indirectly bear a portion of the expenses of the underlying funds. These transactions might also result in higher brokerage, tax or other costs for the Buying Fund. This risk may be particularly important when one investor owns a substantial portion of any underlying fund. In addition, Columbia Management has the authority to change the underlying funds in which the Buying Fund invests or to change the percentage of the Buying Fund’s investments allocated to each underlying fund. This could result in Columbia Management having a potential conflict of interest in selecting the underlying funds in which the Buying Fund invests or in determining the percentage of the Buying Fund’s investments allocated to each underlying fund since some underlying funds may pay higher advisory and other fees to Columbia Management and its affiliates. There are also circumstances in which Columbia Management’s fiduciary duties to the Buying Fund may conflict with its fiduciary duties to the underlying funds. In addition, the underlying funds are themselves subject to Investment Strategy Risk. Investments in ETFs are subject to additional particular risks. An ETF’s share price may not track its specified market index and may trade below its net asset value, resulting in a loss. Many ETFs use a “passive” investment strategy and will not attempt to take defensive positions in volatile or declining markets. An active secondary market in an ETF’s shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance an ETF’s shares will continue to be listed on an active exchange. A more complete list of principal risks associated with direct investment in the Underlying Funds is set forth in Exhibit G. The Selling Fund is also subject to these principal risks, though the degree to which a Selling Fund is exposed to such principal risks depends on the portion of its assets it invests in the corresponding asset classes.

•

Quantitative Model Risk – The Buying Fund may use quantitative methods to select investments. Securities or other investments selected using quantitative methods may perform differently from the market as a whole or from their expected performance for many reasons, including factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns, among others. Any errors or imperfections in Columbia Management’s or a sub-adviser’s quantitative analyses or models, or in the data on which they are based, could adversely affect the ability of Columbia Management or a sub-adviser to use such analyses or models effectively, which in turn could adversely affect the Buying Fund’s performance. There can be no assurance that these methodologies will help the Buying Fund to achieve its objective. The Selling Fund is not subject to a quantitative model risk as a principal risk, but may be subject to such risk to the extent of its use of quantitative methods to select investments.

Comparison of Performance

The following bar charts and tables provide some illustration of the risks of investing in the Funds by showing, respectively:

•	how each Fund’s performance has varied for each full calendar year shown in the bar chart; and

•	how each Fund’s average annual total returns compare to certain measures of market performance shown in the table.

Both the bar charts and the tables assume that all distributions have been reinvested. The performance of different classes varies because of differences in sales charges and other fees and expenses. How a Fund has performed in the past (before and after taxes) does not indicate how the Fund will perform in the future. The performance shown reflects any fee waiver or expense reimbursement arrangements in effect for the periods reported. In the absence of such fee waiver or expense reimbursement arrangements, the performance shown would have been lower.

Bar Charts. Class A share information is shown in the bar charts; the sales charge for Class A shares is not reflected in the bar charts.

Tables. The tables below show total returns from hypothetical investments in the indicated classes of shares of each Fund. Class K shares of the Buying Fund have not yet commenced operations, accordingly, performance information for those classes is not shown. These returns are compared to the recognized measures of market performance shown for the same periods.

The inception date of the Selling Fund’s Class R and Class Z shares is September 27, 2010. The returns shown for these classes of shares include the returns of the Selling Fund’s Class A shares (adjusted to reflect higher class-related operating expenses of such classes, where applicable) for periods prior to such Fund’s inception date. Except for differences in expenses and sales charges (where applicable), these classes of shares would have annual returns substantially similar to those of Class A shares because all classes of the Selling Fund’s shares invest in the same portfolio of securities.

The inception date of the Buying Fund’s Class R shares is January 23, 2006. The returns shown for this class of shares include the returns of the Buying Fund’s Class Z shares (adjusted to reflect higher class-related operating expenses of such classes, where applicable) for periods prior to its inception date. Except for differences in expenses and sales charges (where applicable), this class of shares would have annual returns substantially similar to those of Class Z shares because all classes of the Buying Fund’s shares invest in the same portfolio of securities. Class K shares of the Buying Fund have not yet commenced operations; accordingly, performance information for those classes is not shown.

The performance calculations in the tables assume:

•	the maximum sales charge for Class A shares;

•	redemptions at the end of the indicated period and deduction of the applicable CDSC for Class B and Class C shares;

•	No sales charge for Z shares; and

•	except as noted for Class A shares, no adjustments for taxes paid by an investor on reinvested income and capital gains.

After-Tax Returns

After-tax returns are shown only for Class A shares. After-tax returns for the other share classes will vary. After-tax returns are calculated using the highest historical individual U.S. federal marginal income tax rate and do not reflect the effect of foreign, state or local taxes. Actual after-tax returns will depend on your tax situation and most likely will differ from the returns shown in the table. If you hold your shares in a tax-deferred account, such as a 401(k) plan or an IRA, the after-tax returns do not apply to you because you will not incur taxes until you begin to withdraw from your account.

The return after taxes on distributions for a period may be the same as the return before taxes for the same period if there were no distributions or if the distributions were small. The return after taxes on distributions and sale of Fund shares for a period may be greater than the return before taxes for the same period if there was a tax loss realized on the sale of Fund shares. The benefit of the tax loss (because it can be used to offset other gains) may result in a higher return.

Columbia Portfolio Builder Moderate Conservative Fund (Selling Fund)

CLASS A SHARE PERFORMANCE

(based on calendar years)

During the periods shown in the bar chart, the highest return for a calendar quarter was +10.04% (quarter ended September 30, 2009) and the lowest return for a calendar quarter was -9.13% (quarter ended December 31, 2008).

These returns do not reflect deductions of sales charges, if any, paid by investors and would be lower if they did. The performance of other share classes may vary from that shown because of differences in expenses.

The Fund’s Class A shares year-to-date return at September 30, 2012 was 9.25%.

Columbia Moderate Conservative Fund (Buying Fund)

CLASS A SHARE PERFORMANCE

(based on calendar years)

During the periods shown in the bar chart, the highest return for a calendar quarter was +11.32% (quarter ended June 30, 2009) and the lowest return for a calendar quarter was -9.87% (quarter ended December 31, 2008).

These returns do not reflect deductions of sales charges, if any, paid by investors and would be lower if they did. The performance of other share classes may vary from that shown because of differences in expenses.

The Fund’s Class A shares year-to-date return at September 30, 2012 was 9.21%.

Average Annual Total Returns (for periods ended December 31, 2011)

	1 year	5 years	Since Inception (Mar. 4, 2004)
Columbia Portfolio Builder Moderate Conservative Fund (Selling Fund)

Class A
Return before taxes	-2.41%	+2.65%	+4.10%
Return after taxes on distributions	-3.24%	+1.44%	+2.87%
Return after taxes on distributions and sale of Fund shares	-1.43%	+1.64%	+2.88%

Class B
Return before taxes	-3.34%	+2.52%	+3.95%

Class C
Return before taxes	+0.71%	+2.88%	+3.97%

Class R
Return before taxes	+2.18%	+3.44%	+4.54%

Class K
Return before taxes	+2.40%	+3.84%	+4.93%

Class Z

Return before taxes	+2.73%	+3.73%	+4.80%

Barclays Index (reflects no deduction for fees, expenses or taxes)	+7.84%	+6.50%	+5.33%

Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	+1.03%	-0.01%	+3.55%

MSCI EAFE Index (Gross) (reflects no deduction for fees, expenses or taxes)	-11.73%	-4.26%	+3.91%

Citigroup Index (reflects no deduction for fees, expenses or taxes)	+0.08%	+1.36%	+1.99%*

Blended Index (consists of 60% Barclays Index, 25% Russell 3000® Index, 10% MSCI EAFE Index (Gross) and 5% Citigroup Index) (reflects no deduction for fees, expenses or taxes)	+4.00%	+3.98%	+4.96%*

*	Return from Feb. 29, 2004

Average Annual Total Returns (for periods ended December 31, 2011)

	1 year	5 years	10 years
Columbia Moderate Conservative Fund (Buying Fund)

Class A
Return before taxes	-2.95%	+2.84%	+4.41%
Return after taxes on distributions	-3.72%	+1.59%	+3.12%
Return after taxes on distributions and sale of Fund shares	-1.86%	+1.79%	+3.14%

Class B
Return before taxes	-2.78%	+2.96%	+4.24%

Class C
Return before taxes	+1.24%	+3.30%	+4.24%

Class R
Return before taxes	+2.83%	+3.83%	+4.78%

Class Z
Return before taxes	+3.28%	+4.31%	+5.28%

S&P 500® Index (reflects no deduction for fees, expenses or taxes)	+2.11%	-0.25%	+2.92%

Barclays Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	+7.84%	+6.50%	+5.78%

Proposal 3. Comparison of Objectives, Strategies and Risks. Reorganization of Columbia Portfolio Builder Moderate Aggressive Fund into Columbia Moderate Aggressive Fund

Comparison of the Selling Fund and the Buying Fund

Both the Selling Fund and the Buying Fund:

•	Have Columbia Management as investment manager.

•	Have the same policies for buying and selling shares and the same exchange rights. Please see Exhibit B for a description of these policies for the Buying Fund.

•

Are structured as series of an open-end management investment company. The Selling Fund is organized as a series of a Massachusetts business trust while the Buying Fund is organized as a series of a Delaware statutory trust. Please see Exhibit C to this combined proxy statement/prospectus for more information regarding the differences between the rights of shareholders of the Selling Fund and the shareholders of the Buying Fund.

Comparison of Investment Objectives

The investment objectives of the Funds are as follows:

Selling Fund: Columbia Portfolio Builder Moderate Aggressive Fund seeks to provide the highest level of total return that is consistent with a moderate aggressive level of risk.

Buying Fund: Columbia Moderate Aggressive Fund seeks to provide the highest level of total return that is consistent with a moderate aggressive level of risk.

Each Fund’s investment objective is the same.

Because any investment involves risk, there can be no assurance that a Fund’s investment objective will be achieved. The investment objective of the Selling Fund may be changed only with shareholder approval, while the investment objective of the Buying Fund may be changed without shareholder approval.

Comparison of Principal Investment Strategies

The Funds have generally similar principal investment strategies. Each of the Selling Fund and the Buying Fund is a “fund of funds.” Both the Buying Fund and the Selling Fund employ specific target investment ranges for various categories of assets. The Selling Fund invests (i) in a combination of underlying funds for which Columbia Management or an affiliate acts as investment manager or principal underwriter and (ii) may also invest up to 20% of its net assets in other underlying funds (including unaffiliated funds and exchange-traded funds (“ETFs”)), equity and fixed income securities, Treasury Inflation Protected Securities (“TIPS”), and derivatives such as futures contracts (including fixed income and index futures). Similarly, the Buying Fund invests most of its assets in shares of mutual funds managed by Columbia Management or its affiliates (“Columbia Funds”), ETFs and third party-advised funds (collectively, “Underlying Funds”), equity and fixed income securities, including TIPS, and other instruments such as derivatives. Additionally, as of September 30, 2012, the Buying Fund and the Selling Fund had each invested approximately 30% of their net assets in fixed income Columbia Funds and approximately 68% and 69%, respectively in equity Columbia Funds.

Additional information regarding the principal investment strategies of each Fund is set forth below:

Columbia Portfolio Builder Moderate Aggressive Fund (the Selling Fund)	Columbia Moderate Aggressive Fund (the Buying Fund)*
The Fund is primarily managed as a “fund of funds” that seeks to achieve its objective by investing (i) in a combination of underlying funds for which Columbia Management or an affiliate acts as investment manager or principal underwriter and (ii) may also invest up to 20% of its net assets in other underlying funds (including unaffiliated funds and ETFs), equity and fixed income securities, TIPS, and derivatives such as futures contracts (including fixed income and index futures). By investing in a combination of underlying funds and other securities, the Fund seeks to minimize the risks associated with investing in a single fund.	The Fund is primarily managed as a fund that invests in other funds (i.e., a “fund of funds”) that seeks to achieve its investment objective by investing under normal circumstances in a combination of underlying funds for which Columbia Management Investment Advisers, LLC (the Investment Manager) or an affiliate serves as investment adviser or principal underwriter (the affiliated underlying funds). The Fund may also invest up to 20% of its net assets in other funds, including third-party advised (unaffiliated) funds and exchange-traded funds (ETFs) (collectively with the affiliated underlying funds, the Underlying Funds), equity securities, fixed income securities (including treasury inflation protected securities (TIPS)) and derivative instruments (the 20% Sleeve). The Fund’s derivative investments may include forward foreign currency contracts and futures (including currency, equity, fixed income, index and interest rate futures).

The Fund’s investments (including through investments in derivatives) represent three primary main asset classes: equity, fixed income and cash. The Fund may also seek exposure to asset classes that invest in alternative investment strategies.

Asset Allocation. First, Columbia Management determines what percentage of the Fund’s assets should be invested in the three main asset classes. Columbia Management determines the allocation, if any, to alternative investment strategies. The mix of asset classes provides the first level of diversification for the Fund. The next step in the process is to determine allocation among investment categories within each asset class. This process provides the second level of diversification. Equity and fixed income categories follow:

•     Within the equity allocation, Columbia Management seeks to diversify by style (growth, value and core/blend), market capitalization (large, mid and small cap), and geographic location (both domestic and international). The equity allocation may also include exposure to real estate securities.

•     Within the fixed income allocation, Columbia Management seeks to diversify by including varying levels of interest rate, term, duration and credit exposure.

The Fund’s investments (including through investments in derivatives) provide the Fund with exposure to equity, fixed income, and cash/cash equivalent asset classes. The Fund may also invest in alternative investment strategies (alternative strategies), including those that seek investment returns uncorrelated to the broad equity and fixed income markets, as well as those providing exposure to other markets, including but not limited to the commodities markets.

Columbia Management uses asset allocation as its principal investment approach and:

•     allocates the Fund’s assets among asset class categories within the target asset allocations set for the Fund, based on the Fund’s investment objective and historical and projected returns for each asset class.

•     chooses individual Columbia Funds within each asset class category and the amount that will be allocated to each Columbia Fund, based on each Columbia Fund’s historical returns and expected performance.

•     may choose third party-advised Underlying Funds if a Columbia Fund is not available in the desired asset class category.

Columbia Portfolio Builder Moderate Aggressive Fund (the Selling Fund)	Columbia Moderate Aggressive Fund (the Buying Fund)*

•      may choose equity and fixed income securities, including TIPS, and other instruments such as derivatives.

•      reviews the asset allocations to Underlying Funds and instruments at least monthly, and may change these allocations when Columbia Management believes it is appropriate to do so.

Investment Selection. Next, Columbia Management selects the underlying investments to represent each investment category. The selection process provides the third level of diversification within both equity and fixed income allocations. The selection of underlying investments is based primarily on Columbia Management’s assessment of what mix of general risk and return characteristics will meet the Fund’s goal. When selecting underlying investments, Columbia Management considers historical performance, risk/return characteristics, and manager experience and skill sets. Columbia Management monitors the underlying fund selections to ensure that they meet the asset class and investment category allocations overtime. Columbia Management may periodically reallocate the Fund’s investments in the underlying funds to bring the Fund back within its target ranges.

The Fund invests mainly in underlying funds that invest in fixed income securities, including TIPs, treasury bonds and notes, mortgage securities, investment grade corporate bonds, high yield bonds (junk bonds), high yield loans and international bonds, each with varying interest rates, terms, duration and credit exposure, and underlying funds that invest in equity securities of different investment styles (e.g., growth, value and core/blend), market capitalizations (large, mid and small cap) and geographic location (both domestic and international), as well as underlying funds with exposure to real estate securities. The Fund may invest in fixed income securities of any maturity and does not seek to maintain a particular dollar-weighted average maturity.

Under normal market conditions, the Fund intends to invest in each asset class within the following target asset allocation ranges:

Equity: 60-70%

Fixed Income: 30-40%

Cash: 0-5%; and

Alternative Investment Strategies: 0-5%.

The Fund may invest in Underlying Funds categorized as “equity”, “fixed income”, “cash/cash equivalents”, and “alternative strategies”, and which may represent indirect investments in various sectors, asset classes, strategies and markets. The Fund invests in Underlying Funds categorized as equity, including those that invest in equity securities representing different investment styles (e.g., growth, value and core/blend), market capitalizations (large, mid and small cap), geographic focus (domestic and international, including emerging markets) and sector focus (e.g., real estate, technology, infrastructure, natural resources). The Fund also invests in Underlying Funds categorized as fixed income, including those investing in TIPs, U.S. treasury bonds and notes, mortgage-backed and asset-backed securities, investment grade corporate bonds, high yield bonds (junk bonds), high yield loans and international bonds (including those of issuers in developed and emerging markets), which may have varying interest rates, terms, duration and credit exposure. The Underlying Funds categorized as alternative strategies include those that employ a variety of

Columbia Portfolio Builder Moderate Aggressive Fund (the Selling Fund)	Columbia Moderate Aggressive Fund (the Buying Fund)*

Market appreciation or depreciation may cause the Fund to be temporarily outside the ranges identified in the table. Columbia Management may modify the target allocation ranges only upon approval of the Fund’s Board.

investment strategies, techniques and practices, intended to have a low correlation to the performance of the broad equity and fixed income markets over a complete market cycle. Specific types of strategies include, but are not limited to, absolute (positive) return strategies and commodities strategies. Subject to the 20% Sleeve limitation described above, the Fund may also invest directly in equity securities, fixed income securities and derivative instruments, including forward foreign currency contracts and futures (including currency, equity, fixed income, index and interest rate futures). Relative to the Moderate Fund, the Fund will, under normal market circumstances, invest in a combination of securities that is expected to have a higher level of overall investment risk.

The Fund’s targeted allocations to direct security instrument holdings and third party advised funds, as a percentage of the Fund’s assets, is as follows:

•      15-60% to fixed income securities.

•      20-85% to equity securities.

•      0-40% to cash/equivalents.

•      0-40% to alternative strategies.

The Fund’s actual allocation may vary from these target allocations at any time. Columbia Management may use various strategies to try to manage how much the actual amount varies and for how long. Columbia Management can modify the list of Underlying Funds and types of instruments in which the Fund invests, or the asset categories, at any time, including by adding Underlying Funds introduced after the date of this prospectus/proxy statement.

The Fund and certain Underlying Funds may invest in securities of companies in the technology sector and may from time to time emphasize one or more other economic sectors in selecting their investments.
Derivatives may be used for investment purposes, for risk management (hedging) purposes, and to increase investment flexibility, including to adjust the Fund’s exposures to equity and debt markets.	Derivative positions may be established to produce incremental earnings, hedge existing positions, increase market or credit exposure, increase investment flexibility (including using the derivative position as a substitute for the purchase or sale of

Columbia Portfolio Builder Moderate Aggressive Fund (the Selling Fund)	Columbia Moderate Aggressive Fund (the Buying Fund)*
the underlying security, currency or other instrument) and/or to change the effective duration of the Fund’s portfolio.
The Fund may invest in Underlying Funds that invest in special situations such as companies involved in initial public offerings, tender offers, mergers and other corporate restructurings, and in companies involved in management changes or companies developing new technologies.
The Fund is intended for investors who have an objective of achieving a high level of total return consistent with a certain level of risk, but prefer to have investment decisions managed by professional money managers.

*	A description of the Underlying Funds’ investment objectives and strategies is included in Exhibit F. Columbia Management can modify the list of Underlying Funds and types of instruments in which a fund invests, or the assets categories, at any time.

Buying Fund Investment Style

A description of the investment style of the Buying Fund is set forth below.

Columbia Management may sell investments to adjust the allocation of the Fund’s assets; if Columbia Management believes that an investment is no longer a suitable investment, or that other investments are more attractive; to meet redemption requests; or for other reasons. When selling shares to meet redemption requests, Columbia Management normally will, to the extent feasible, sell a proportionate amount of the shares the Fund owns in each Underlying Fund and instrument.

Differences between the Selling Fund’s principal investment strategies, fundamental and non-fundamental investment policies and holdings and those of the Buying Fund may expose the Selling Fund’s shareholders to new or increased risks. A comparison of the principal risks of investing in the Selling Fund and the Buying Fund is provided under “Comparison of Principal Risks” below.

Comparison of Fundamental Investment Policies

If the Reorganization occurs, the combined Fund will be subject to the fundamental investment policies of the Buying Fund. Columbia Management does not believe that the differences between the fundamental investment policies of the Selling Fund and the Buying Fund result in any material difference in the way the Funds have been managed or in the way the combined Fund will be managed. A “fundamental” investment policy is one that may not be changed without a shareholder vote.

The Funds’ fundamental investment policies are set forth below:

Policy	Columbia Portfolio Builder Moderate Aggressive Fund (Selling Fund)	Columbia Moderate Aggressive Fund (Buying Fund)
Borrowing / Issuing Senior Securities	The Fund will not borrow money, except for temporary purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings) immediately after the borrowings. Under current Board policy, the Fund has no current intention to borrow to a material extent. The Fund will not issue senior securities, except as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.	The Fund may not borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund.
Commodities	The Fund will not buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.	The Fund may not purchase or sell commodities, except that the Fund may, to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts. This limitation does not apply to foreign currency transactions, including, without limitation, forward currency contracts.
Diversification	The Fund will not purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (a) up to 25% of its total assets may be invested without regard to these limitations; and (b) the Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief.	The Fund may not purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (i) up to 25% of its total assets may be invested without regard to these limitations and (ii) the Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund.
Industry Concentration	The Fund will not concentrate in any one industry. According to the present interpretation by the SEC, this means that up to 25% of the Fund’s total assets, based on current market value at time of purchase, can be invested in any one	The Fund may not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same

Policy	Columbia Portfolio Builder Moderate Aggressive Fund (Selling Fund)	Columbia Moderate Aggressive Fund (Buying Fund)

industry. The Fund itself does not intend to concentrate, however, the aggregation of holdings of the underlying funds may result in the Fund indirectly investing more than 25% of its assets in a particular industry. The Fund does not control the investments of the underlying funds and any indirect concentration will occur only as a result of the Fund following its investment objectives by investing in the underlying funds.

industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund.
Lending	The Fund will not lend securities or participate in an interfund lending program if the total of all such loans would exceed 33 1/3% of the Fund’s total assets, except this fundamental investment policy shall not prohibit the Fund from purchasing money market securities, loans, loan participation or other debt securities, or from entering into repurchase agreements. Under current Board policy, the Fund has no current intention to borrow to a material extent.	The Fund may not make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund.
Real Estate	The Fund will not buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.	The Fund may not purchase or sell real estate, except the Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate.
Underwriting	The Fund will not act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.	The Fund may not underwrite any issue of securities issued by other persons within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either: (i) in connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer thereof in accordance with the Fund’s investment objective. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered management investment companies.

Differences between the Selling Fund’s principal investment strategies, fundamental and non-fundamental investment policies and holdings and those of the Buying Fund may expose the Selling Fund’s shareholders to new or increased risks. A comparison of the principal risks of investing in the Selling Fund and the Buying Fund is provided under “Comparison of Principal Risks” below.

Comparison of Non-Fundamental Investment Policies

If the Reorganization occurs, the combined Fund will be subject to the non-fundamental investment policies (policies that may be changed without a shareholder vote) of the Buying Fund. Columbia Management does not believe that the differences between the non-fundamental policies of the Funds result in any material differences in the way the Funds have been managed or in the way the combined Fund will be managed.

The Funds’ non-fundamental investment policies are set forth below:

Policy	Columbia Portfolio Builder Moderate Aggressive Fund (Selling Fund)	Columbia Moderate Aggressive Fund (Buying Fund)
Illiquid Securities	No more than 15% of the Fund’s net assets will be held in securities and other instruments that are illiquid.	The Fund may not invest more than 15% of its net assets in illiquid securities.
Investments in Other Investment Companies	The Fund may not purchase securities of other investment companies except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. If shares of the Fund are purchased by another fund in reliance on Section 12(d)(1)(G) of the 1940 Act, for so long as shares of the Fund are held by such fund, the Fund will not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.
Short Selling	The Fund may sell securities short in accordance with the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.	The Fund may not sell securities short, except as permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Differences between the Selling Fund’s principal investment strategies, fundamental and non-fundamental investment policies and holdings and those of the Buying Fund may expose the Selling Fund’s shareholders to new or increased risks. A comparison of the principal risks of investing in the Selling Fund and the Buying Fund is provided below.

Comparison of Principal Risks

Although the Funds describe them somewhat differently, the principal risks associated with investments in the Buying Fund and the Selling Fund are generally similar because the Funds have the same investment objective, and similar principal investment strategies and investment policies. The actual risks of investing in each Fund depend on the securities held in each Fund’s portfolio and on market conditions, both of which change over time. The Buying Fund is subject to the principal risks described below. Similarities and material differences between the Buying Fund’s principal risks and those of the Selling Fund are also identified below.

•

Investment Strategy Risk – Columbia Management uses the principal investment strategies and other investment strategies to seek to achieve the Buying Fund’s investment objective. There is no assurance that the Buying Fund will achieve its investment objective. Investment decisions made by Columbia Management in using these strategies may not produce the returns expected by Columbia Management, may cause the Buying Fund’s shares to lose value or may cause the Buying Fund to underperform other funds with similar investment objectives. The Selling Fund is also subject to this principal risk.

•

Allocation Risk – The Buying Fund uses an asset allocation strategy in pursuit of its investment objective. There is a risk that the Buying Fund’s allocation among asset classes or investments will cause the Buying Fund’s shares to lose value or cause the Buying Fund to underperform other funds with similar investment objectives, or that the investments themselves will not produce the returns expected. The Selling Fund is also subject to this principal risk.

•

Investing in Other Funds Risk – The performance of the underlying funds in which the Buying Fund invests could be adversely affected if other entities that invest in the same underlying funds make relatively large investments or redemptions in the underlying funds. Because the expenses and costs of an underlying fund are shared by its investors, redemptions by other investors in the underlying fund could result in decreased economies of scale and increased operating expenses for the underlying fund. The Buying Fund, and its shareholders, indirectly bear a portion of the expenses of the underlying funds. These transactions might also result in higher brokerage, tax or other costs for the Buying Fund. This risk may be particularly important when one investor owns a substantial portion of any underlying fund. In addition, Columbia Management has the authority to change the underlying funds in which the Buying Fund invests or to change the percentage of the Buying Fund’s investments allocated to each underlying fund. This could result in Columbia Management having a potential conflict of interest in selecting the underlying funds in which the Buying Fund invests or in determining the percentage of the Buying Fund’s investments allocated to each underlying fund since some underlying funds may pay higher advisory and other fees to Columbia Management and its affiliates. There are also circumstances in which Columbia Management’s fiduciary duties to the Buying Fund may conflict with its fiduciary duties to the underlying funds. In addition, the underlying funds are themselves subject to Investment Strategy Risk. Investments in ETFs are subject to additional particular risks. An ETF’s share price may not track its specified market index and may trade below its net asset value, resulting in a loss. Many ETFs use a “passive” investment strategy and will not attempt to take defensive positions in volatile or declining markets. An active secondary market in an ETF’s shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance an ETF’s shares will continue to be listed on an active exchange. A more complete list of principal risks associated with direct investment in the Underlying Funds is set forth in Exhibit G. The Selling Fund is also subject to these principal risks, though the degree to which a Selling Fund is exposed to such principal risks depends on the portion of its assets it invests in the corresponding asset classes.

•

Quantitative Model Risk – The Buying Fund may use quantitative methods to select investments. Securities or other investments selected using quantitative methods may perform differently from the market as a whole or from their expected performance for many reasons, including factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns, among others. Any errors or imperfections in Columbia Management’s or a sub-adviser’s quantitative analyses or models, or in the data on which they are based, could adversely affect the ability of Columbia Management or a sub-adviser to use such analyses or models effectively, which in turn could adversely affect the Buying Fund’s performance. There can be no assurance that these methodologies will help the Buying Fund to achieve its objective. The Selling Fund is not subject to a quantitative model risk as a principal risk, but may be subject to such risk to the extent of its use of quantitative methods to select investments.

Comparison of Performance

The following bar charts and tables provide some illustration of the risks of investing in the Funds by showing, respectively:

•	how each Fund’s performance has varied for each full calendar year shown in the bar chart; and

•	how each Fund’s average annual total returns compare to certain measures of market performance shown in the table.

Both the bar charts and the tables assume that all distributions have been reinvested. The performance of different classes varies because of differences in sales charges and other fees and expenses. How a Fund has performed in the past does not indicate how the Fund will perform in the future. The performance shown reflects any fee waiver or expense reimbursement arrangements in effect for the periods reported. In the absence of such fee waivers or expense reimbursement arrangements, the performance shown would have been lower.

Bar Charts. Class A or Class Z share information is shown in the bar charts; the sales charge for Class A shares is not reflected in the bar charts.

Tables. The tables below show total returns from hypothetical investments in the indicated classes of shares of each Fund. Class K shares of the Buying Fund have not yet commenced operations, accordingly, performance information for those classes is not shown. These returns are compared to the recognized measures of market performance shown for the same periods.

The inception date of the Selling Fund’s Class R and Class Z shares is September 27, 2010. The returns shown for these classes of shares include the returns of the Selling Fund’s Class A shares (adjusted to reflect higher class-related operating expenses of such classes, where applicable) for periods prior to such Fund’s inception date. Except for differences in expenses and sales charges (where applicable), these classes of shares would have annual returns substantially similar to those of Class A shares because all classes of the Selling Fund’s shares invest in the same portfolio of securities.

The inception date of the Buying Fund’s Class R shares is January 23, 2006. The returns shown for this class of shares include the returns of the Buying Fund’s Class Z shares (adjusted to reflect higher class-related operating expenses of such classes, where applicable) for periods prior to its inception date. Except for differences in expenses and sales charges (where applicable), this class of shares would have annual returns substantially similar to those of Class Z shares because all classes of the Buying Fund’s shares invest in the same portfolio of securities. Class K shares of the Buying Fund have not yet commenced operations; accordingly, performance information for those classes is not shown.

The performance calculations in the tables assume:

•	the maximum sales charge for Class A shares;

•	redemptions at the end of the indicated period and deduction of the applicable CDSC for Class B and Class C shares;

•	No sales charge for Z shares; and

•	except as noted for Class A shares, no adjustments for taxes paid by an investor on reinvested income and capital gains.

After-Tax Returns

After-tax returns are shown only for Class A shares or Class Z shares, as applicable. After-tax returns for the other share classes will vary. After-tax returns are calculated using the highest historical individual U.S. federal marginal income tax rate and do not reflect the effect of foreign, state or local taxes. Actual after-tax returns will depend on your tax situation and most likely will differ from the returns shown in the table. If you hold your shares in a tax-deferred account, such as a 401(k) plan or an IRA, the after-tax returns do not apply to you because you will not incur taxes until you begin to withdraw from your account.

The return after taxes on distributions for a period may be the same as the return before taxes for the same period if there were no distributions or if the distributions were small. The return after taxes on distributions and sale of Fund shares for a period may be greater than the return before taxes for the same period if there was a tax loss realized on the sale of Fund shares. The benefit of the tax loss (because it can be used to offset other gains) may result in a higher return.

Columbia Portfolio Builder Moderate Aggressive Fund (Selling Fund)

CLASS A SHARE PERFORMANCE

(based on calendar years)

During the periods shown in the bar chart, the highest return for a calendar quarter was +14.35% (quarter ended September 30, 2009) and the lowest return for a calendar quarter was -15.69% (quarter ended December 31, 2008).

These returns do not reflect deductions of sales charges, if any, paid by investors and would be lower if they did. The performance of other share classes may vary from that shown because of differences in expenses.

The Fund’s Class A shares year-to-date return at September 30, 2012 was 11.29%.

Columbia Moderate Aggressive Fund (Buying Fund)

CLASS Z SHARE PERFORMANCE

(based on calendar years)

During the periods shown in the bar chart, the highest return for a calendar quarter was +16.41% (quarter ended June 30, 2009) and the lowest return for a calendar quarter was -14.57% (quarter ended December 31, 2008).

These returns do not reflect deductions of sales charges, if any, paid by investors and would be lower if they did. The performance of other share classes may vary from that shown because of differences in expenses.

The Fund’s Class Z shares year-to-date return at September 30, 2012 was 10.82%.

Average Annual Total Returns (for periods ended December 31, 2011)

	1 year	5 years	Since Inception (Mar. 4, 2004)
Columbia Portfolio Builder Moderate Aggressive Fund (Selling Fund)
Class A
Return before taxes	-7.11%	+0.31%	+3.53%
Return after taxes on distributions	-7.56%	-0.75%	+2.43%
Return after taxes on distributions and sale of Fund shares	-4.47%	-0.18%	+2.54%

Class B
Return before taxes	-7.00%	+0.41%	+3.53%

Class C
Return before taxes	-3.16%	+0.74%	+3.53%

Class R
Return before taxes	-1.63%	+1.31%	+4.11%

Class K
Return before taxes	-1.32%	+1.73%	+4.53%

Class Z
Return before taxes	-1.17%	+1.58%	+4.36%

Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	+1.03%	-0.01%	+3.55%

Barclays Index (reflects no deduction for fees, expenses or taxes)	+7.84%	+6.50%	+5.33%

MSCI EAFE Index (Gross) (reflects no deduction for fees, expenses or taxes)	-11.73%	-4.26%	+3.91%

Blended Index (consists of 46% Russell 3000® Index, 35% Barclays Index and 19% MSCI EAFE Index (Gross)) (reflects no deduction for fees, expenses or taxes)	+1.15%	+1.91%	+4.63%

Average Annual Total Returns (for periods ended December 31, 2011)

	1 year	5 years	10 years
Columbia Moderate Aggressive Fund (Buying Fund)
Class A
Return before taxes	-6.66%	+1.68%	+4.69%
Return after taxes on distributions	-7.07%	+0.60%	+3.62%
Return after taxes on distributions and sale of Fund shares	-4.18%	+1.05%	+3.61%

Class B
Return before taxes	-6.61%	+1.76%	+4.50%

Class C
Return before taxes	-2.69%	+2.10%	+4.51%

Class R
Return before taxes	-1.22%	+2.63%	+5.03%

Class Z
Return before taxes	-0.81%	+3.15%	+5.57%

S&P 500® Index (reflects no deduction for fees, expenses or taxes)	+2.11%	-0.25%	+2.92%

Barclays Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	+7.84%	+6.50%	+5.78%

ADDITIONAL INFORMATION ABOUT EACH REORGANIZATION

Terms of Each Reorganization

The board of trustees of each Fund has approved the Agreement. While shareholders are encouraged to review the Agreement, which has been filed with the SEC as an exhibit to the registration statement of which this combined proxy statement/prospectus is a part, the following is a summary of certain terms of the Agreement:

•

Each Reorganization is expected to occur before the end of the first half of 2013, subject to approval by Selling Fund shareholders, receipt of any necessary regulatory approvals and satisfaction of any other conditions to closing. However, following such approvals, each Reorganization may happen at any time agreed to by the applicable Selling Fund and the corresponding Buying Fund.

•

Each Selling Fund will transfer all of its assets to the corresponding Buying Fund and, in exchange, the corresponding Buying Fund will assume all the Selling Fund’s liabilities and will issue Reorganization Shares to the Selling Fund. The value of each Selling Fund’s assets, as well as the number of Reorganization Shares to be issued to the Selling Fund, will be determined in accordance with the Agreement. The Reorganization Shares will have an aggregate net asset value on the business day immediately preceding the closing of the Reorganization equal to the value of the assets received from the Selling Fund, less the liabilities assumed by the corresponding Buying Fund in the transaction. The Reorganization Shares will immediately be distributed to Selling Fund shareholders in proportion to their holdings of shares of the Selling Fund, in liquidation of the Selling Fund. As a result, shareholders of the Selling Fund will become shareholders of the corresponding Buying Fund. No shareholders of any Selling Fund will pay any sales charge in connection with its Reorganization.

•

The net asset value of each Selling Fund and the corresponding Buying Fund will be computed as of the close of regular trading on the New York Stock Exchange on the business day next preceding the closing date of the applicable Reorganization.

Conditions to Closing Each Reorganization

The completion of each Reorganization is subject to certain conditions described in the Agreement, including:

•

The Selling Fund will have declared and paid one or more dividends that, together with all previous dividends, will distribute all of the Selling Fund’s net investment income and net realized capital gains, if any, to the shareholders of the Selling Fund for its tax year ending on the closing date of the Reorganization, and for prior tax years to the extent such dividends are eligible to be treated as paid in respect of such prior tax years.

•	The Selling Fund and the corresponding Buying Fund will have received any approvals, consents or exemptions from the SEC or any other regulatory body necessary to carry out the Reorganization.

•	A registration statement on Form N-14 relating to the Reorganization will have been filed with the SEC and become effective.

•	The shareholders of the Selling Fund will have approved the Agreement by the requisite vote.

•

The Selling Fund will have received an opinion of tax counsel to the effect that, as described in more detail in the section entitled “Tax Status of the Reorganizations,” the shareholders of the Selling Fund will not recognize gain or loss for U.S. federal income tax purposes upon the exchange of their Selling Fund shares for the Reorganization Shares of the corresponding Buying Fund in connection with the Reorganization and the Selling Fund generally will not recognize gain or loss as a direct result of the Reorganization.

Termination of the Agreement

The Agreement and the transactions contemplated by it may be terminated and abandoned with respect to any Reorganization by mutual agreement of the Selling Fund and the Buying Fund at any time prior to the closing date thereof, or by either the Selling Fund or the Buying Fund in the event of a material breach of the Agreement by the other Fund or a failure of any condition precedent to the terminating Fund’s obligations under the Agreement. In the event of a termination, Columbia Management will bear all costs associated with the Reorganization.

Tax Status of the Reorganizations

Each Reorganization is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). As a condition to the closing of each Reorganization, the Selling Fund and the Buying Fund will receive an opinion from Ropes & Gray LLP to the effect that, as further described below, on the basis of existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, for U.S. federal income tax purposes:

(i) The Reorganization will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and the Selling Fund and the Buying Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code.

(ii) Under Sections 361 and 357 of the Code the Selling Fund will not recognize gain or loss upon the transfer of all of its assets to the Buying Fund in exchange for Reorganization Shares and the assumption by the Buying Fund of all of the liabilities of the Selling Fund, or upon the distribution of the Reorganization Shares by the Selling Fund to its shareholders in liquidation, except for (A) any gain or loss recognized on (1) “Section 1256 contracts” as defined in Section 1256(b) of the Code or (2) stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (B) any other gain or loss required to be recognized by reason of the reorganization (1) as a result of the closing of the tax year of the Selling Fund, (2) upon the termination of a position, or (3) upon the transfer of such asset regardless of whether such a transfer would otherwise be a nontaxable transaction under the Code.

(iii) Under Section 354 of the Code, the shareholders of the Selling Fund will not recognize gain or loss upon the exchange of their Selling Fund shares for Reorganization Shares.

(iv) Under Section 358 of the Code, the aggregate tax basis of Reorganization Shares that a Selling Fund shareholder receives in the Reorganization will be the same as the aggregate tax basis of the Selling Fund shares exchanged therefor.

(v) Under Section 1223(1) of the Code, a Selling Fund shareholder’s holding period for the Reorganization Shares received in the Reorganization will include the shareholder’s holding period for the Selling Fund shares exchanged therefor, provided the shareholder held such Selling Fund shares as capital assets.

(vi) Under Section 1032 of the Code, the Buying Fund will not recognize gain or loss upon the receipt of assets of the Selling Fund in exchange for Reorganization Shares and the assumption by the Buying Fund of all of the liabilities of the Selling Fund.

(vii) Under Section 362(b) of the Code, the Buying Fund’s tax basis in the assets of the Selling Fund transferred to the Buying Fund in the Reorganization will be the same as the Selling Fund’s tax basis in such assets immediately prior to the Reorganization, adjusted for any gain or loss required to be recognized as described in (ii) above.

(viii) Under Section 1223(2) of the Code, the Buying Fund’s holding periods in the assets received from the Selling Fund in the Reorganization , other than any asset with respect to which gain or loss is required to be recognized as described in (ii) above, will include the periods during which such assets were held or treated for federal income tax purposes as being held by the Selling Fund.

(ix) The Buying Fund will succeed to and take into account the items of the Selling Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

Each opinion will be based on certain factual certifications made by the officers of the Selling Fund and the Buying Fund and will also be based on customary assumptions. Each opinion will note and distinguish certain published precedent. It is possible that the Internal Revenue Service (the “IRS”) or a court could disagree with Ropes & Gray LLP’s opinion, which therefore cannot be free from doubt.

Opinions of counsel are not binding upon the IRS or the courts. If a Reorganization were consummated but did not qualify as a tax-free reorganization under the Code, a shareholder of the Selling Fund would recognize a taxable gain or loss equal to the difference between his or her tax basis in his or her Selling Fund shares and the fair market value of the Reorganization Shares he or she received. Shareholders of a Selling Fund should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances.

A portion of the portfolio assets of each Buying Fund and Selling Fund may be sold at any time before or after the Reorganization in connection with its Reorganization. The actual tax effect of such sales depends on the difference between the price at which such portfolio assets are sold and the tax basis in such assets of the Fund making the sale. Any capital gains recognized in these sales on a net basis, after reduction by any available capital losses, will be distributed to shareholders as capital gain dividends (to the extent of net realized long-term capital gains over net realized short-term capital losses) and/or ordinary dividends (to the extent of net realized short-term capital gains over net realized long-term capital losses) during or with respect to the year of sale, and such distributions will be taxable to shareholders. Each Reorganization will end the tax year of the applicable Selling Fund, and will therefore accelerate any distributions to shareholders from the Selling Fund for its short tax year ending on the date of the Reorganization. Those tax year-end distributions will be taxable and will include any undistributed capital gains resulting from portfolio turnover prior to the Reorganization.

More generally, prior to the closing of each Reorganization, the Selling Fund will, and the Buying Fund may, declare a distribution to shareholders, which, together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income, if any, and net realized capital gains, if any, through the closing of the Reorganization, and may include any undistributed income or gains from prior years. These distributions will be taxable to shareholders, and such distributions by the Selling Fund will include any distributable, but undistributed, capital gains resulting from portfolio turnover prior to the Reorganization. If a shareholder holds shares of either Fund in a non-taxable account, distributions with respect to those shares will not be taxable to the shareholder if the amount distributed remains in the nontaxable account.

A Fund’s ability to carry forward capital losses and to use them to offset future gains may be limited as a result of its Reorganization. First, a Fund’s “pre-acquisition losses” (including capital loss carryforwards, net current-year capital losses, and unrealized losses that exceed certain thresholds) may become unavailable to offset gains of the combined Fund to the extent such pre-acquisition losses exceed an annual limitation amount. Second, one Fund’s pre-acquisition losses cannot be used to offset gains in another Fund that are “built in” (unrealized) at the time of the Reorganization and that exceed certain thresholds (“non-de minimis built-in gains”) for five tax years. Third, the Selling Fund’s loss carryforwards, as limited under the previous two rules, are permitted to offset only that portion of the gains of the Buying Fund for the taxable year of the Reorganization that is equal to the portion of the Buying Fund’s taxable year that follows the date of the Reorganization (prorated according to number of days). Therefore, in certain circumstances, shareholders of a Fund may pay taxes sooner, or pay more taxes, than they would have had the Reorganization not occurred.

In addition, the combined Fund will have tax attributes that reflect a blending of the tax attributes of each Fund at the time of the Reorganization (including as affected by the rules described above). Therefore, the shareholders of the Selling Fund will in each case receive a proportionate share of any unrealized gains in the combined Fund’s assets, as well as any taxable income or gains realized by the Buying Fund but not distributed to its shareholders prior to the Reorganization, when such income or gains are eventually distributed by the Buying Fund. As a result, shareholders of the Selling Fund may receive a greater amount of taxable distributions than they would have had the Reorganization not occurred. In addition, any pre-acquisition losses of the Selling Fund (whether realized or unrealized) remaining after the operation of the limitation rules described above will become available to offset capital gains realized by the combined Fund after the Reorganization and thus may reduce subsequent capital gain distributions to a broader group of shareholders than would have been the case absent such Reorganization, such that the benefit of those losses to Selling Fund shareholders may be further reduced relative to what the benefit would have been had the Reorganization not occurred.

The effect of the rules described above will depend on the relative sizes of, and the losses and gains (both realized and unrealized) in, each Fund at the time of the Reorganization and thus cannot be calculated precisely prior to the Reorganization. In particular, the realized and unrealized gains and losses of each Fund at the time of the Reorganization will determine the extent to which the combining Funds’ respective losses, both realized and unrealized, will be available to reduce gains realized by the combined Fund following the Reorganization, and consequently the extent to which the combined Fund may be required to distribute gains to its shareholders earlier or in greater amounts than would have been the case absent the Reorganization. [With respect to each of Proposals 1, 2 and 3, if the Reorganization had occurred on May 31, 2012, the potential tax costs to the shareholders of both Funds due to the loss limitation rules and the blending of tax attributes would have been de minimis.] As noted above, the tax effect of a Reorganization depends on each Fund’s relative tax situation at the time of the Reorganization, which situation will be different than the tax situation on May 31, 2012 and cannot be calculated precisely prior to the Reorganization. Portfolio turnover in a Fund, market fluctuations, redemption activity or changes in the tax laws could cause the actual tax effect of the Reorganization to differ substantially from that described herein.

This description of the U.S. federal income tax consequences of the Reorganizations is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their tax advisors regarding the effect, if any, of the Reorganizations in light of their individual circumstances. Because the foregoing discussion relates only to the U.S. federal income tax consequences of the Reorganizations, shareholders of a Selling Fund should also consult their tax advisors as to the state, local and foreign tax consequences, if any, of its Reorganization.

Reasons for the Proposed Reorganizations and Board Deliberations

Each Reorganization was reviewed by the Board of the Selling Fund involved therein, with the advice and assistance of Fund counsel and independent legal counsel to such Board. The Selling Funds and the Buying Funds are overseen by one Board (the “Board”). At regular and special meetings of the Board in June, August and September 2012], the Board considered the Reorganization of each Selling Fund overseen by it, as proposed by Columbia Management. In connection with those Board meetings, Columbia Management and its affiliates provided background materials, analyses and other information to the Board regarding, among other things, the topics discussed below, including responses to specific requests by the Board, and responded to questions raised by the Board at those meetings. The Board also considered information provided in connection with various other proposals by Columbia Management to integrate the funds advised by Columbia Management into a single fund family with greater uniformity, including proposals to standardize fees charged by Columbia Management and its affiliates, as well as other service providers, for services provided to similar funds.

After the Board reviewed, evaluated and discussed the materials, analyses and information provided to it that the Board considered relevant to its deliberations, the Board, including the independent Board members thereof, unanimously approved the Reorganization of each Selling Fund overseen by it. The Board, including the independent Board members thereof, also unanimously determined that participation by each Selling Fund overseen by it in its Reorganization was in the best interests of the Selling Fund and that the interests of existing shareholders of the Selling Fund would not be diluted as a result of the Reorganization.

The general factors considered by the Board in assessing and approving each applicable Reorganization included, among others, in no order of priority:

1.	various potential benefits of the Reorganization to the shareholders of the Selling Fund;

2.	the Reorganization as part of Columbia Management’s overall commitment to streamline and to improve its fund offerings for the benefit of Fund shareholders;

3.	the investment objectives and principal investment strategies of the Selling Fund and the Buying Fund;

4.	the operating expenses that shareholders of each class of shares of the Selling Fund are expected to experience as shareholders of the Buying Fund after the Reorganization relative to the operating expenses currently borne by such shareholders, including that, on a net basis, such expenses generally are expected to approximate or slightly increase as a result of the Reorganization and including Columbia Management’s contractual agreement to limit the total operating expenses of the Buying Fund (see “Fees and Expenses”);

5.	the current assets of the Selling Fund and the Buying Fund, and the anticipated combined pro forma assets of the Buying Fund after the Reorganization;

6.	the portfolio management team expected to be responsible for the combined Fund, and the historical performance of the Selling Fund and the Buying Fund, recognizing that no assurances can be given that the Buying Fund will achieve any particular level of performance after the Reorganization;

7.	the likelihood that the Selling Fund would achieve and/or maintain sufficient size to ensure its continued economic viability absent the Reorganization, and the Buying Fund’s relative prospects for attracting additional assets after the Reorganization;

8.	the anticipated tax-free nature of the exchange of shares in the Reorganization, and other expected U.S. federal income tax consequences of the Reorganization, including potential limitations on the Buying Fund’s use of the Selling Fund’s pre-merger losses for U.S. federal income tax purposes after the Reorganization and the potential diminution of the Buying Fund’s ability to use those losses to offset future gains (see “Tax Status of the Reorganizations”);

9.	the potential benefits of the Reorganization to Columbia Management and its affiliates;

10.	that shareholders of the Selling Fund will experience no material change in shareholder services as a result of the Reorganization;

11.	any brokerage costs resulting from the Reorganization (e.g., the Selling Fund’s turnover associated with and resulting from the sale of any securities the Buying Fund cannot, or does not wish to, acquire); and

12.	that the direct costs associated with the Reorganization will be borne by the Selling Fund only to the extent that Columbia Management anticipates a reduction in expenses to shareholders of the Selling Fund in the first year following the Reorganization.

In their deliberations, the Board did not identify any single factor that was paramount or controlling and individual Board members may have attributed different weights to various factors. The Board also evaluated the information available to it on a Selling Fund-by-Selling Fund basis, and made determinations separately in respect of each Selling Fund it oversees. Certain of the factors considered by each Board are discussed in more detail below.

STREAMLINED PRODUCT LINE. The Board considered that the Reorganizations are intended, among other things, to streamline Columbia Management’s product offerings by reducing the number of funds in the Columbia Fund Complex. Reducing the number of funds in the complex is intended to enhance the funds’ prospects for attracting additional assets by better differentiating the funds for potential shareholders (which may lead to a more concentrated selling effort).

CONTINUITY OF INVESTMENT. The Board took into account the fact that each applicable Selling Fund and its corresponding Buying Fund have similar investment objectives and principal investment strategies. Specifically, the Board noted the following with respect to each Reorganization:

Proposal 1

Columbia LifeGoal® Income Portfolio into Columbia Conservative Fund.

Among other factors, the Board noted that the investment objective of Columbia LifeGoal® Income Portfolio is current income, consistent with relative stability of principal, while the objective of the Buying Fund is to provide the highest level of total return that is consistent with a conservative level of risk. Despite this difference the Board considered that each Fund’s investment strategy and portfolio is similar in that it is a “fund of funds” that may also invest in securities and other instruments. The Board also noted that both Funds are managed in a similar style by the same asset allocation team.

Proposal 2

Columbia Portfolio Builder Moderate Conservative Fund into Columbia Moderate Conservative Fund.

Among other factors, the Board noted that both Funds have similar investment objectives, as Columbia Portfolio Builder Moderate Conservative Fund seeks to provide the highest level of total return that is consistent with a moderate conservative level of risk, while the Buying Fund seeks total return, consisting of current income and modest capital appreciation. Despite this difference, the Board considered that Fund’s investment strategy and portfolio is similar in that it is a “fund of funds.” The Board also noted that both Funds are managed in a similar style by the same asset allocation team.

Proposal 3

Columbia Portfolio Builder Moderate Aggressive Fund into Moderate Aggressive Fund.

The Board noted that both Funds have similar investment objectives, as Columbia Portfolio Builder Moderate Aggressive Fund seeks to provide the highest level of total return that is consistent with a moderate aggressive level of risk, and the Buying Fund seeks total return, consisting of capital appreciation and current income. Despite this difference, the Board considered that Fund’s investment strategy and portfolio is similar in that it is a “fund of funds.” The Board also noted that both Funds are managed in a similar style by the same asset allocation team.

EXPENSE RATIO. The Board took into account the fact that the total annual operating expense ratio of each applicable Selling Fund is generally expected to decrease following its Reorganization. In its analysis, the Board observed that the Selling Fund and the Buying Fund in each proposal currently have a slightly different investment management services fee structure. Specifically, with respect to Proposal 1, it was observed that the Buying Fund currently is not subject to any direct investment management services fees; whereas, the Selling Fund is subject to a modest direct fee on assets not invested in Columbia Funds. The Board noted that, as a result of this difference, the Selling Fund could be subject to a slight expense decrease (approximately two basis points) following the Reorganization. The Board also considered, however, that, in September 2012, the Buying Fund’s Board approved a proposed modification to the Fund’s investment management services fee structure aligning it with that of the Selling Fund’s current structure (the “Fee Modification”), which modification is subject to shareholder approval at a meeting scheduled for February 27, 2013. The Board observed that even if such change is implemented, the total expense ratio of the Buying Fund (including direct and indirect expenses and net of any waivers/reimbursements) is not expected to change in any material respect, and, thus, Selling Fund shareholders’ expenses would either remain generally the same or slightly decline following the Reorganization (after taking into account the Fee Modification).

With respect to Proposals 2 and 3, the Buying Fund is subject to a modest fee on assets not invested in Columbia Funds (see “Additional Information Applicable to the Buying Funds” below for a description of the Buying Funds’ fee structures); whereas, the Selling Fund is not currently subject to any investment management services fee (even on assets not invested in Columbia Funds). The Board considered, however, that absent the proposed Reorganization, Management would be proposing to the Board and shareholders of each such Selling Fund an amended investment management services fee structure designed to align the Columbia fund of fund fee structures so that all Columbia funds of funds are charged a modest fee for assets not allocated to Columbia Funds. The Board took into account the goal of overseeing a fund family with a rationalized pricing structure across the product line. The Board also considered that, notwithstanding this difference, the total expense ratio of the Buying Fund (net of waivers/reimbursements and inclusive of indirect, i.e., underlying fund expenses) is only expected to be slightly higher than that of the Selling Fund’s current ratio (i.e., no more than five basis points).

INVESTMENT PERFORMANCE. The Board considered the relative performance record of each Selling Fund overseen by it and of each corresponding Buying Fund, noting, however, that past performance is no guarantee of future results. Specifically, the Board noted the following with respect to each Reorganization.

Proposal 1

Columbia LifeGoal® Income Portfolio into Columbia Conservative Fund.

Among other factors, the Board considered the relative performance of the Funds for periods ending March 31, 2012, during which both Funds’ performance were substantially identical for the three- and five-year periods, but the Selling Fund’s performance was better for the one-year period. The Board also noted that the Buying Fund received higher ratings for the one- and five-year periods, but Columbia LifeGoal® Income Portfolio received a higher rating for the three-year period from an independent information provider.

Proposal 2

Columbia Portfolio Builder Moderate Conservative Fund into Columbia Moderate Conservative Fund

Among other factors, the Board considered the relative performance of the Funds for periods ending March 31, 2012, during which the Buying Fund’s performance was better for all applicable periods. The Board also noted that the Buying Fund received higher ratings for all applicable periods from an independent information provider.

Proposal 3

Columbia Portfolio Builder Moderate Aggressive Fund into Columbia Moderate Aggressive Fund

The Board considered the relative performance of the Funds for periods ending March 31, 2012, during which the Buying Fund had better performance for the three- and five-year periods, while Columbia Portfolio Builder Moderate Aggressive Fund had slightly better performance for the one-year period. In addition, the Board noted that the Buying Fund received higher ratings from an independent information provider for the three- and five- year periods, while Columbia Portfolio Builder Moderate Aggressive Fund received a higher rating for the one-year period.

ECONOMIES OF SCALE. The Board observed that, in addition to the potential to realize immediate economies associated with consolidating each Selling Fund into a larger combined Fund, such as the elimination of duplicative costs, the combined funds may be able to take advantage of other economies of scale associated with larger funds. For example, a larger fund may benefit from fee breakpoints more quickly, may have an enhanced ability to effect portfolio transactions on favorable terms and may have greater investment flexibility. The Board also considered the potential benefits and economies of scale to Columbia Management resulting from the Reorganizations and whether those benefits were shared with Fund shareholders. The Board also considered Columbia Management’s belief that each Buying Fund would be better positioned to experience growth in assets from investor inflows than each Selling Fund overseen by the Board.

Board Recommendation and Required Vote

The Board of each Selling Fund unanimously recommends that shareholders of that Selling Fund approve the proposed Agreement.

For each Selling Fund, the Agreement must be approved by the affirmative vote of a majority of the outstanding voting securities of the Selling Fund, as defined in the 1940 Act. A vote of a majority of the outstanding voting securities of the Selling Fund is defined in the 1940 Act as the affirmative vote of the lesser of (a) 67% or more of the voting securities of the Selling Fund that are present or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Selling Fund are present or represented by proxy at the Meeting; or (b) more than 50% of the outstanding voting securities of the Selling Fund.

If the Agreement is not approved for a Selling Fund, the Board will consider what further action should be taken with respect to the Selling Fund. The approval of the Reorganization of one Selling Fund is not conditioned upon the approval of the Reorganization of any other Selling Fund.

If shareholders approve the Reorganization of a Selling Fund, it is anticipated that the Reorganization would occur before the end of the first half of 2013.

SECTION B — PROXY VOTING AND SHAREHOLDER MEETING INFORMATION

Voting. Shareholders of record of each Selling Fund on November 27, 2012 (the “Record Date”) are entitled to vote at the Meeting. With respect to each Reorganization, shares of each of Columbia Portfolio Builder Moderate Conservative Fund and Columbia Portfolio Builder Moderate Aggressive Fund are entitled to one vote for each dollar of net asset value (number of shares owned times net asset value per share), or a proportional fractional vote for each fractional dollar, represented by those shares on the Record Date, and shares of Columbia LifeGoal® Income Portfolio are entitled to one vote per share or a proportionate fractional vote for each fractional share. All share classes of a Selling Fund will vote together as one class on the Selling Fund’s proposed Reorganization. The total number of shares of each class of each Selling Fund outstanding as of the close of business on the Record Date, and the total number of votes to which shareholders of such class are entitled at the Meeting, are set forth below.

	Class A		Class B		Class C		Class R		Class K		Class Z		Total
Columbia LifeGoal® Income Portfolio
Shares Outstanding	[	•]	[	•]	[	•]					[	•]	[	•]
Total Votes to which Entitled	[	•]	[	•]	[	•]	—		—		[	•]	[	•]
Columbia Portfolio Builder Moderate Conservative Fund
Shares Outstanding	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]
Total Votes to which Entitled	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]
Columbia Portfolio Builder Moderate Aggressive Fund
Shares Outstanding	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]
Total Votes to which Entitled	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]

Quorum and Methods of Tabulation. A quorum is required for shareholders of a Selling Fund to take action at the Meeting. For Columbia LifeGoal® Income Portfolio, thirty three and one-third percent (33 1/3%) of the shares outstanding and entitled to vote, present at the Meeting in person or by proxy, constitutes a quorum. For Columbia Portfolio Builder Moderate Conservative Fund and Columbia Portfolio Builder Moderate Aggressive Fund, ten percent (10%) of the votes entitled to be cast at the Meeting, present at the Meeting in person or by proxy, constitutes a quorum.

All shares represented at the Meeting in person or by proxy will be counted for purposes of establishing a quorum. Broker non-votes will be counted for purposes of establishing a quorum but not toward the approval of any proposal. (Broker non-votes are shares for which the underlying owner has not voted and the broker holding the shares does not have authority to vote.) Abstentions and broker non-votes will have the effect of votes against the proposal. In certain circumstances in which a Selling Fund has received sufficient votes to approve a Reorganization, the Selling Fund may request that brokers and nominees, in their discretion, withhold submission of broker non-votes in order to avoid the need for solicitation of additional votes in favor of the proposal. A Selling Fund may also request that selected brokers and nominees, in their discretion, submit broker non-votes, if doing so is necessary to obtain a quorum.

If your shares are held in an IRA account, you have the right to vote those shares. If you do not provide voting instructions with respect to your shares, your IRA custodian may or may not, depending upon the terms of your IRA agreement, vote shares for which it has not received your voting instructions. Please consult your IRA agreement and/or financial advisor for more information.

Shareholder Proxies. If you properly authorize your proxy by internet or telephone, or by executing and returning the enclosed proxy card by mail, and your proxy is not subsequently revoked, your vote will be cast at the Meeting and at any postponement or adjournment thereof. If you give instructions, your vote will be cast in accordance with your instructions. If you return your signed proxy card without instructions, your vote will be cast in favor of the Reorganization of your Selling Fund. Your votes will be cast in the discretion of the proxy holders on any other matter that may properly come before the Meeting, including, but not limited to, proposing the adjournment of the Meeting with respect to one or more proposals in the event that sufficient votes in favor of any proposal are not received. Not all proposals affect each Selling Fund, and shareholders of a Selling Fund will be entitled to cast votes and authorize proxies on only those proposals affecting the Selling Fund in which they are shareholders. If you intend to vote in person at the Meeting, please call 800-708-7953 to obtain important information regarding your attendance at the Meeting, including directions.

Proxy Statement Delivery. “Householding” is the term used to describe the practice of delivering one copy of a document to a household of shareholders instead of delivering one copy of a document to each shareholder in the household. Certain shareholders of the Selling Funds who share a common address and who have not opted out of the householding process may receive a single copy of the combined proxy statement/prospectus along with the proxy cards. If you received more than one copy of the combined proxy statement/prospectus, you may elect to household in the future if permitted by your financial intermediary. Contact the financial intermediary through which you purchased your shares to determine whether householding is an option for your account. If you received a single copy of the combined proxy statement/prospectus, you may opt out of householding in the future by contacting your financial intermediary.

An additional copy of this combined proxy statement/prospectus may be obtained by writing or calling the Selling Funds’ proxy solicitor, Computershare Fund Services, at c/o Operation Department, 280 Oser Avenue, Hauppauge, NY 11788, or toll free at 800-708-7953.

Revoking Your Proxy. If you execute, date and submit a proxy card with respect to your Selling Fund, you may revoke your proxy prior to the Meeting by providing written notice to the Funds’ proxy solicitor at Computershare Fund Services, c/o Operation Department, 280 Oser Avenue, Hauppauge, NY 11788, or change your vote by submitting a subsequently executed and dated proxy card, by authorizing your proxy by internet or telephone on a later date or by attending the Meeting and casting your vote in person. If you authorize your proxy by internet or telephone, you may change your vote prior to the Meeting by authorizing a subsequent proxy by internet or telephone or by completing, signing and returning a proxy card dated as of a date that is later than your last internet or telephone proxy authorization or by attending the Meeting and casting your vote in person. Merely attending the Meeting without voting will not revoke your prior proxy.

Simultaneous Meetings. The meeting for each Selling Fund will be held simultaneously with the meeting for each other Selling Fund, with each proposal being voted on separately by the shareholders of the relevant Selling Fund. If any shareholder objects to the holding of simultaneous meetings, the shareholder may move for an adjournment of his or her Selling Fund’s meeting to a time after the Meeting so that a meeting for that Selling Fund may be held separately. If a shareholder makes this motion, the persons named as proxies will take into consideration the reasons for the objection in deciding whether to vote in favor of the adjournment, and may vote for or against the adjournment in their discretion.

Solicitation of Proxies. The Board of each Selling Fund is asking for your vote and for you to vote as promptly as possible. The expenses of the solicitation will be allocated to each Fund subject to the limitations described in Exhibit A. Proxies will be solicited primarily through the mailing of the prospectus/proxy statement and its enclosures, but proxies also may be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of each Selling Fund or by employees or agents of Columbia Management and its affiliated companies. In addition, Computershare Fund Services, 280 Oser Avenue, Hauppauge, NY 11788, has been engaged to assist in the solicitation of proxies, at the estimated cost set forth below, plus expenses.

Fund	Estimated Cost
Columbia LifeGoal® Income Portfolio	$4,207
Columbia Portfolio Builder Moderate Conservative Fund	$80,956
Columbia Portfolio Builder Moderate Aggressive Fund	$274,685

Shareholder Proposals. The Selling Funds do not hold annual meetings of shareholders. Shareholders who wish to make a proposal not involving the nomination of a person for election as a trustee at a Selling Fund’s next special meeting that may be included in the Selling Fund’s proxy materials must notify the relevant Selling Fund a reasonable amount of time before the Selling Fund begins to print and mail its proxy materials. The fact that a Selling Fund receives such a shareholder proposal in a timely manner does not ensure inclusion of the proposal in the proxy materials, because there are other requirements in the proxy rules and the Selling Fund’s bylaws relating to such inclusion.

Dissenters’ Right of Appraisal. Shareholders of the Selling Funds have no appraisal or dissenters’ rights.

Other Business. The Board of each Selling Fund does not know of any matters to be presented at the Meeting other than the Reorganizations. If other business should properly come before the Meeting, the persons named as proxies will vote thereon in their discretion.

Adjournment. If the quorum required for the Meeting has not been met for any Selling Fund, the persons named as proxies may propose adjournment of the Meeting and vote all shares that they are entitled to vote in favor of such adjournment. If the quorum required for the Meeting has been met, but sufficient votes in favor of one or more proposals are not received by the time scheduled for the Meeting, then the persons named as proxies may move for one or more adjournments of the Meeting as to one or more proposals to allow further solicitation of shareholders. The procedures for adjournment of the Meeting for each Selling Fund are as follows:

•

For Columbia Portfolio Builder Moderate Conservative Fund and Columbia Portfolio Builder Moderate Aggressive Fund, the Meeting may be adjourned by a majority of the votes properly cast upon the question, whether or not a quorum is present, and the Meeting may be held as adjourned within a reasonable time after the date set for the original Meeting without further notice.

•

For Columbia LifeGoal® Income Portfolio, the Meeting may be adjourned, whether or not a quorum is present, by the vote of a majority of the shares represented at the Meeting, either in person or by proxy. If the Meeting is adjourned, notice does not need to be given of the adjourned Meeting date unless a new record date for the adjourned Meeting is set or unless the adjourned Meeting is to take place more than sixty (60) days from the date set for the original Meeting, in which case the Board would be required to set a new record date.

The persons named as proxies will vote in favor of adjournment with respect to a proposal those shares they are entitled to vote in favor of such proposal. They will vote against any such adjournment those shares they are required to vote against such proposal. The costs of any additional solicitation and of any adjourned Meeting will be borne in the same manner as the other expenses associated with the proposals described herein. Any proposal for which sufficient favorable votes have been received may be acted upon and considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal.

SECTION C — CAPITALIZATION, OWNERSHIP OF FUND SHARES AND FINANCIAL HIGHLIGHTS

This section contains the following information about the Buying Funds and the Selling Funds (all information is shown for the most recently ended fiscal year unless otherwise noted):

Table	Content
C-1	Current and pro forma capitalization of each Selling Fund and each Buying Fund
C-2	Current and pro forma ownership of shares of each Selling Fund and each Buying Fund
C-3	Financial highlights of each Buying Fund

The Funds’ Investment Manager and Distributor. Columbia Management Investment Advisers, LLC, 225 Franklin Street, Boston, MA 02110, is the investment manager for each Fund. Columbia Management Investment Distributors, Inc., 225 Franklin St, Boston, MA 02110, is the distributor for each Fund.

Capitalization of Selling Funds and Buying Funds

The following table shows the capitalization as of July 31, 2012 for Columbia LifeGoal® Income Portfolio, Columbia Conservative Fund, Columbia Select Opportunities Fund, Columbia Mid Cap Core Fund, Columbia Moderate Conservative Fund, Columbia Portfolio Builder Moderate Aggressive Fund and Columbia Small Cap Growth Fund I and, with respect to the Buying Fund, on a pro forma basis, assuming the proposed Reorganization had taken place as of that date. The pro forma combined net assets are determined by adding the net assets of the Selling Funds and the net assets of the Buying Fund. The pro forma combined shares outstanding are determined by dividing the net assets of the Selling Funds by the net asset value per share of the Buying Fund and adding the actual shares outstanding of the Buying Fund.

Table C-1. Current and Pro Forma Capitalization of each Selling Fund and each Buying Fund

Fund	Net assets	Net asset value per share	Shares outstanding
Columbia LifeGoal® Income Portfolio (Selling Fund)
Class A	$16,920,057	$10.66	1,587,212
Class B	$1,820,732	$10.64	171,163
Class C	$5,539,200	$10.63	521,150
Class Z	$3,265,588	$10.67	306,154

Total	$27,545,577		2,585,679

Columbia Conservative Fund (Current) (Buying Fund)
Class A	$262,485,930	$10.62	24,724,915
Class B	$19,667,807	$10.58	1,858,147
Class C	$40,042,960	$10.57	3,789,177
Class K	$57,328	$10.53	5,442
Class R	$31,442	$10.62	2,962
Class Z	$576,179	$10.61	54,298

Total	$322,861,646		30,434,941

Fund	Net assets	Net asset value per share	Shares outstanding
Columbia Conservative Fund (Pro Forma Combined Fund)
Class A	$279,404,300	$10.62	26,317,982
Class B	$21,488,357	$10.58	2,030,222
Class C	$45,581,608	$10.57	4,313,174
Class K	$57,328	$10.53	5,442
Class R	$31,442	$10.62	2,962
Class Z	$3,841,441	$10.61	362,051

Total	$350,404,476		33,031,833

Columbia Portfolio Builder Moderate Conservative Fund (Selling Fund)
Class A	$474,246,838	$11.01	43,090,500
Class B	$32,474,930	$10.98	2,958,941
Class C	$52,683,981	$10.96	4,808,521
Class R	$2,709	$11.01	246
Class K	$18,370	$10.97	1,675
Class Z	$257,912	$11.01	23,422

Total	$559,684,740		50,883,305

Columbia Moderate Conservative Fund (Current) (Buying Fund)
Class A	$70,529,225	$11.27	6,258,130
Class B	$10,826,188	$11.22	965,226
Class C	$24,258,543	$11.15	2,176,254
Class R	$1,872,822	$11.28	166,047
Class Z	$22,304,201	$11.16	1,999,232

Total	$129,790,979		11,564,889

Columbia Moderate Conservative Fund (Pro Forma Combined)
Class A	$544,774,705	$11.27	48,338,595
Class B	$43,300,909	$11.22	3,859,605
Class C	$76,942,057	$11.15	6,901,275
Class K	$18,370	$11.16	1,646
Class R	$1,875,495	$11.28	166,287
Class Z	$22,561,683	$11.16	2,022,342

Total	$689,473,219		61,289,750

Columbia Portfolio Builder Moderate Aggressive Fund (Selling Fund)
Class A	$989,414,668	$10.69	92,543,074
Class B	$80,447,602	$10.65	7,555,841
Class C	$79,181,440	$10.62	7,459,107
Class K	$843,451	$10.70	78,803
Class R	$5,315	$10.69	497
Class Z	$89,097	$10.69	8,336

Total	$1,149,981,573		107,645,658

Fund	Net assets	Net asset value per share	Shares outstanding
Columbia Moderate Aggressive Fund (Current) (Buying Fund)
Class A	$657,235,573	$11.47	57,285,710
Class B	$65,767,496	$11.38	5,778,902
Class C	$83,475,594	$11.53	7,239,484
Class R	$4,161,052	$11.46	363,093
Class T	$99,986,310	$11.47	8,717,588
Class Z	$144,992,594	$11.46	12,654,134

Total	$1,055,618,619		92,038,911

Columbia Moderate Aggressive Fund (Pro Forma Combined)
Class A	$1,646,650,241	$11.47	143,546,797
Class B	$146,215,098	$11.38	12,848,111
Class C	$162,657,034	$11.53	14,106,912
Class K	$843,451	$11.46	73,600
Class R	$4,166,367	$11.46	363,557
Class T	$99,986,310	$11.47	8,717,588
Class Z	$145,081,691	$11.46	12,661,909

Total	$2,205,600,192		192,318,474

Ownership of Selling Fund and Buying Fund Shares

The following table provides information on each person who may be deemed to be a “control person” (as that term is defined in the 1940 Act) of a Fund as of September 30, 2012 because it owns, directly or indirectly, of record more than 25% of the outstanding shares of the Fund, by virtue of its fiduciary roles with respect to its clients or otherwise. A control person may be able to facilitate shareholder approval of proposals it favors and to impede shareholder approval of proposals it opposes. In this regard, if a control person owns a sufficient number of a Fund’s outstanding shares, then, for certain shareholder proposals, such control person may be able to approve, or to prevent approval, of such proposals without regard to votes by other Fund shareholders.

Fund	Shareholder Account Registration	Percentage of Fund	Percentage of Fund following Reorganization
Columbia LifeGoal® Income Portfolio (Selling Fund)	Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL	41.79%	N/A

Columbia Portfolio Builder Conservative Fund (Buying Fund)	American Enterprise Investment Services, Minneapolis, MN	28.01%	25.86%

	Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL	N/A	3.21%

Columbia Portfolio Builder Moderate Conservative Fund (Selling Fund)	American Enterprise Investment Services, Minneapolis, MN	26.61%	N/A

Columbia LifeGoal® Income & Growth Portfolio (Buying Fund)	Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL	54.00%	9.95%

	American Enterprise Investment Services, Minneapolis, MN	N/A	23.12%

Fund	Shareholder Account Registration	Percentage of Fund	Percentage of Fund following Reorganization
Columbia Portfolio Builder Moderate Aggressive Fund (Selling Fund)	American Enterprise Investment Services, Minneapolis, MN	29.61%	N/A

Columbia LifeGoal® Balanced Growth Portfolio (Buying Fund)	Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL	39.46%	18.82%

	American Enterprise Investment Services, Minneapolis, MN	N/A	15.78%

The following table provides information on shareholders who owned of record or, to the knowledge of the Fund, beneficially, more than 5% of any class of a Fund’s outstanding shares as of September 30, 2012. As of September 30. 2012, the officers and directors/trustees of each Fund, as a group, owned less than 1% of the outstanding shares of each class of such Fund.

Table C-2. Current and Pro Forma Ownership of Fund Shares

Fund	5% Owners	Percent of shares held	Percent of shares held following the Reorganization
Columbia LifeGoal® Income Portfolio (Selling Fund)
Class A	Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL	42.15%	N/A
	First Clearing, LLC, St Louis, MO	17.74%	N/A
	National Financial Services, LLC, New York, NY	5.56%	N/A
Class B	Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL	53.16%	N/A
	First Clearing, LLC, St Louis, MO	18.02%	N/A
	American Enterprise Investment Services, Inc., Minneapolis, MN	8.29%	N/A
	LPL Financial, San Diego, CA	7.29%	N/A
Class C	Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL	37.96%	N/A
	Morgan Stanley Smith Barney, Jersey City, NJ	16.16%	N/A
	First Clearing, LLC, St Louis, MO	11.94%	N/A
	American Enterprise Investment Services, Inc., Minneapolis, MN	9.33%	N/A
Class Z	Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL	40.37%	N/A
	National Financial Services, LLC, New York, NY	15.39%	N/A
	Pershing, LLC, Jersey City, NJ	14.39%	N/A
	MG Trust Company, Denver, CO	7.25%	N/A

Columbia Portfolio Builder Conservative Fund (Buying Fund)
Class A	American Enterprise Investment Services, Inc., Minneapolis, MN	24.24%	22.81%
	Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL	N/A	2.50%
	First Clearing, LLC, St Louis, MO	N/A	1.05%
	National Financial Services, LLC, New York, NY	N/A	0.33%
Class B	American Enterprise Investment Services, Inc., Minneapolis, MN	35.84%	33.66%
	Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL	N/A	4.20%
	First Clearing, LLC, St Louis, MO	N/A	1.42%
	LPL Financial, San Diego, CA	N/A	0.58%

Fund	5% Owners	Percent of shares held	Percent of shares held following the Reorganization
Class C	American Enterprise Investment Services, Inc., Minneapolis, MN	49.20%	44.67%
	First Clearing LLC, St Louis, MO	5.40%	6.14%
	Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL	N/A	4.31%
	Morgan Stanley Smith Barney, Jersey City, NJ	N/A	1.83%
Class Z	Morgan Stanley Smith Barney, Jersey City, NJ	89.73%	12.96%
	Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL	N/A	34.54%
	National Financial Services, LLC, New York, NY	N/A	13.16%
	Pershing, LLC, Jersey City, NJ	N/A	12.31%
	MG Trust Company, Denver, CO	N/A	6.20%

Columbia Portfolio Builder Moderate Conservative Fund (Selling Fund)
Class A	American Enterprise Investment Services, Inc., Minneapolis, MN	23.07%	N/A
Class B	American Enterprise Investment Services, Inc., Minneapolis, MN	35.77%	N/A
Class C	American Enterprise Investment Services, Inc., Minneapolis, MN	52.61%	N/A
Class K*	RiverSource Investments LLC, Minneapolis, MN	59.62%	N/A
	Wells Fargo Bank, Minneapolis, MN	37.09%	N/A
Class R	RiverSource Investments LLC, Minneapolis, MN	100.00%	N/A
Class Z	American Enterprise Investment Services, Inc., Minneapolis, MN	25.59%	N/A
	Melynda D Wilcox Custodian Amanda F. Wilcox, Alexandria, VA	16.80%	N/A
	Melynda D Wilcox Custodian Laura F. Wilcox, Alexandria, VA	16.80%	N/A
	State Street Bank & Trust, Bellvue, WA	12.51%	N/A
	Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL	8.80%	N/A
	Dean W Metcalf Jr, Custodian Grant P. Metcalf, Gilbert, AZ	5.46%	N/A
	Dean W Metcalf Jr, Custodian Daniel W. Metcalf, Gilbert, AZ	5.39%	N/A

Columbia LifeGoal® Income & Growth Portfolio (Buying Fund)
Class A	Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL	57.29%	7.28%
	American Enterprise Investment Services, Inc., Minneapolis, MN	10.45%	21.47%
	National Financial Services, LLC, New York, NY	8.53%	1.08%
Class B	Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL	71.14%	16.73%
	First Clearing LLC, St Louis, MO	8.96%	2.11%
	American Enterprise Investment Services, Inc., Minneapolis, MN	N/A	27.36%
Class C	Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL	41.53%	12.72%
	American Enterprise Investment Services, Inc., Minneapolis, MN	10.77%	39.80%
	National Financial Services, LLC, New York, NY	6.15%	1.88%
	Pershing, LLC, Jersey City, NJ	5.84%	1.79%
Class K*	RiverSource Investments LLC, Minneapolis, MN	N/A	59.62%
	Wells Fargo Bank, Minneapolis, MN	N/A	37.09%

Fund	5% Owners	Percent of shares held	Percent of shares held following the Reorganization
Class R	Frontier Trust Company FBO Elder Health Care of Volusia, Fargo, ND	19.07%	19.05%
	Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL	16.18%	16.15%
	Frontier Trust Company FBO Bench International, Fargo ND	9.61%	9.60%
	Frontier Trust Company FBO Tri-Eagle Sales, Fargo, ND	6.02%	6.01%
	MG Trust Company FBO Second City, Inc., Denver, CO	5.34%	5.33%
	MG Trust Company FBO Albert Frei & Sons, Denver, CO	5.30%	5.30%
	RiverSource Investments LLC, Minneapolis, MN	N/A	0.13%
Class Z	Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL	53.27%	52.74%
	National Financial Services, LLC, New York, NY	9.52%	9.41%
	LPL Financial, San Diego, CA	7.43%	7.34%
	Charles Schwab & Company, Inc., San Francisco, CA	5.90%	5.83%
	American Enterprise Investment Services, Inc., Minneapolis, MN	N/A	0.30%
	Melynda D Wilcox Custodian Amanda F. Wilcox, Alexandria, VA	N/A	0.20%
	Melynda D Wilcox Custodian Laura F. Wilcox, Alexandria, VA	N/A	0.20%
	State Street Bank & Trust, Bellvue, WA	N/A	0.15%
	Dean W Metcalf Jr, Custodian Grant P. Metcalf, Gilbert, AZ	N/A	0.06%
	Dean W Metcalf Jr, Custodian Daniel W. Metcalf, Gilbert, AZ	N/A	0.06%

Columbia Portfolio Builder Moderate Aggressive Fund (Selling Fund)
Class A	American Enterprise Investment Services, Inc., Minneapolis, MN	28.40%	N/A
Class B	American Enterprise Investment Services, Inc., Minneapolis, MN	28.59%	N/A
Class C	American Enterprise Investment Services, Inc., Minneapolis, MN	45.87%	N/A
Class K*	First Clearing LLC, St Louis, MO	81.47%	N/A
	Wells Fargo Bank, Minneapolis, MN	9.05%	N/A
	Charles Schwab & Company, Inc., San Francisco, CA	8.15%	N/A
Class R	Frontier Trust Company FBO Alarmtec Systems, Fargo, ND	50.65%	N/A
	RiverSource Investments LLC, Minneapolis, MN	49.27%	N/A
Class Z	Morgan Stanley Smith Barney, Jersey City, NJ	73.48%	N/A
	TD Ameritrade, Inc., Omaha, NE	12.04%	N/A
	Raymond James, St Petersburg, FL	6.30%	N/A

Columbia LifeGoal® Balanced Growth Portfolio (Buying Fund)
Class A	Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL	36.85%	14.75%
	Edward D. Jones & Company, Maryland Heights, MO	8.01%	3.21%
	National Financial Services, LLC, New York, NY	5.31%	2.12%
	American Enterprise Investment Services, Inc., Minneapolis, MN	N/A	17.03%
Class B	Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL	72.80%	31.54%
	First Clearing LLC, St Louis, MO	6.33%	2.74%
	American Enterprise Investment Services, Inc., Minneapolis, MN	N/A	16.20%
Class C	Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL	48.37%	24.42%
	American Enterprise Investment Services, Inc., Minneapolis, MN	7.82%	26.67%
	First Clearing LLC, St Louis, MO	5.81%	2.93%

Fund	5% Owners	Percent of shares held	Percent of shares held following the Reorganization
Class K*	First Clearing LLC, St Louis, MO	N/A	81.47%
	Wells Fargo Bank, Minneapolis, MN	N/A	9.05%
	Charles Schwab & Company, Inc., San Francisco, CA	N/A	8.15%
Class R	Frontier Trust Company FBO Brown & Jones Reporting, Fargo, ND	12.33%	12.31%
	MG Trust Company, Denver, CO	10.34%	10.32%
	Donald Blasland FBO PW Labs 401k, Ridgewood, MS	9.56%	9.55%
	Charles Schwab & Company, Inc., San Francisco, CA	9.40%	9.39%
	Frontier Trust Company FBO Bollo Construction, Fargo, ND	6.38%	6.37%
	Frontier Trust Company FBO Alarmtec Systems, Fargo, ND	N/A	0.06%
	RiverSource Investments LLC, Minneapolis, MN	N/A	0.06%
Class Z	Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL	45.04%	44.89%
	Morgan Stanley Smith Barney, Jersey City, NJ	N/A	0.23%
	TD Ameritrade, Inc., Omaha, NE	N/A	0.04%
	Raymond James, St Petersburg, FL	N/A	0.02%

*	Class K shares were redesignated from Class R4, effective October 25, 2012

Financial Highlights of the Buying Funds

The financial highlights tables below are designed to help you understand how each Buying Fund has performed for the past five full fiscal years or, if shorter, the Buying Fund’s period of operations. Certain information reflects financial results for a single Buying Fund share. The total return line indicates how much an investment in the Buying Fund would have earned each period assuming any dividends and distributions had been reinvested. Total returns do not reflect payment of sales charges, if any.

The information shown below for Columbia Conservative Fund has been audited by Ernst & Young LLP, except that the information shown for the six-month period ended July 31, 2012 is unaudited. The information shown below for each of Columbia Moderate Conservative Fund and Columbia Moderate Aggressive Fund has been audited by PricewaterhouseCoopers LLP, except that the information shown for the six-month period ended July 31, 2012 is unaudited. Each auditor is an independent registered public accounting firm, whose reports, along with the Buying Funds’ financial statements, are included in the Buying Funds’ annual report to shareholders. The independent registered public accounting firms’ reports and the Buying Funds’ financial statements are also incorporated by reference into the Merger SAI. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. The total return line indicates how much an investment of a Buying Fund would have earned or lost each period assuming all dividends and distributions had been reinvested. Total returns do now reflect payment of sales charges, if any, and are not annualized for periods less than one year.

Because Class K shares of the Columbia Moderate Aggressive Fund and Columbia Moderate Conservative Fund are new, no financial highlights are provided for these shares.

Table C-3. Financial Highlights of Buying Funds

Columbia Portfolio Builder Series

Financial Highlights — Columbia Conservative Fund (formerly, Columbia Portfolio Builder Conservative Fund)

	Six Months Ended July 31, 2012 (Unaudited)		Year Ended January 31,
Class A			2012	2011	2010	2009	2008
Per share data
Net asset value, beginning of period	$10.32		$10.44	$9.77	$8.51	$10.15	$10.43

Income from investment operations:
Net investment income	0.10		0.25	0.24	0.25	0.32	0.36
Net realized and unrealized gain (loss)	0.30		0.14	0.68	1.25	(1.63)	0.17

Total from investment operations	0.40		0.39	0.92	1.50	(1.31)	0.53

Less distributions to shareholders:
Net investment income	(0.10)		(0.25)	(0.25)	(0.24)	(0.31)	(0.42)
Net realized gains	—		(0.26)	—	—	(0.02)	(0.39)

Total distributions to shareholders	(0.10)		(0.51)	(0.25)	(0.24)	(0.33)	(0.81)

Net asset value, end of period	$10.62		$10.32	$10.44	$9.77	$8.51	$10.15

Total return	3.92%		3.90%	9.47%	17.78%	(13.09)%	5.14%

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	0.48%	(b)	0.49%	0.48%	0.47%	0.47%	0.45%
Net expenses after fees waived or expenses reimbursed(c)	0.48%	(b)(d)	0.49% (d)	0.48%	0.47%	0.47%	0.45%
Net investment income	1.89%	(b)(d)	2.35% (d)	2.32%	2.71%	3.44%	3.42%

Supplemental data
Net assets, end of period (in thousands)	$262,486		$251,178	$217,147	$188,324	$145,919	$111,051
Portfolio turnover	14%		88%	16%	26%	27%	29%

Notes to Financial Highlights

(a)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	Annualized.
(c)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

Columbia Portfolio Builder Series

Financial Highlights — Columbia Conservative Fund (formerly, Columbia Portfolio Builder Conservative Fund)

	Six Months Ended July 31, 2012 (Unaudited)		Year Ended January 31,
Class B			2012	2011	2010	2009	2008
Per share data
Net asset value, beginning of period	$10.29		$10.40	$9.73	$8.48	$10.11	$10.40

Income from investment operations:
Net investment income	0.06		0.16	0.15	0.17	0.25	0.28
Net realized and unrealized gain (loss)	0.29		0.16	0.69	1.25	(1.62)	0.16

Total from investment operations	0.35		0.32	0.84	1.42	(1.37)	0.44

Less distributions to shareholders:
Net investment income	(0.06)		(0.17)	(0.17)	(0.17)	(0.24)	(0.34)
Net realized gains	—		(0.26)	—	—	(0.02)	(0.39)

Total distributions to shareholders	(0.06)		(0.43)	(0.17)	(0.17)	(0.26)	(0.73)

Net asset value, end of period	$10.58		$10.29	$10.40	$9.73	$8.48	$10.11

Total return	3.43%		3.19%	8.64%	16.82%	(13.69)%	4.27%

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.23%	(b)	1.24%	1.23%	1.23%	1.22%	1.20%
Net expenses after fees waived or expenses reimbursed(c)	1.23%	(b)(d)	1.24% (d)	1.23%	1.23%	1.22%	1.20%
Net investment income	1.13%	(b)(d)	1.56% (d)	1.47%	1.89%	2.60%	2.63%

Supplemental data
Net assets, end of period (in thousands)	$19,668		$24,717	$30,599	$38,996	$41,590	$40,525
Portfolio turnover	14%		88%	16%	26%	27%	29%

Notes to Financial Highlights

(a)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	Annualized.
(c)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

Columbia Portfolio Builder Series

Financial Highlights — Columbia Conservative Fund (formerly, Columbia Portfolio Builder Conservative Fund)

	Six Months Ended July 31, 2012 (Unaudited)		Year Ended January 31,
Class C			2012	2011	2010	2009	2008
Per share data
Net asset value, beginning of period	$10.28		$10.39	$9.73	$8.48	$10.12	$10.41

Income from investment operations:
Net investment income	0.06		0.17	0.16	0.18	0.25	0.28
Net realized and unrealized gain (loss)	0.29		0.16	0.67	1.25	(1.63)	0.16

Total from investment operations	0.35		0.33	0.83	1.43	(1.38)	0.44

Less distributions to shareholders:
Net investment income	(0.06)		(0.18)	(0.17)	(0.18)	(0.24)	(0.34)
Net realized gains	—		(0.26)	—	—	(0.02)	(0.39)

Total distributions to shareholders	(0.06)		(0.44)	(0.17)	(0.18)	(0.26)	(0.73)

Net asset value, end of period	$10.57		$10.28	$10.39	$9.73	$8.48	$10.12

Total return	3.45%		3.28%	8.63%	16.92%	(13.75)%	4.29%

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.23%	(b)	1.24%	1.23%	1.22%	1.22%	1.20%
Net expenses after fees waived or expenses reimbursed(c)	1.23%	(b)(d)	1.24% (d)	1.23%	1.22%	1.22%	1.20%
Net investment income	1.15%	(b)(d)	1.62% (d)	1.60%	1.99%	2.68%	2.67%

Supplemental data
Net assets, end of period (in thousands)	$40,043		$36,637	$26,212	$18,362	$10,602	$7,616
Portfolio turnover	14%		88%	16%	26%	27%	29%

Notes to Financial Highlights

(a)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	Annualized.
(c)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

Columbia Portfolio Builder Series

Financial Highlights — Columbia Conservative Fund (formerly, Columbia Portfolio Builder Conservative Fund)

	Six Months Ended July 31, 2012 (Unaudited)		Year Ended January 31,
Class Z			2012	2011(a)
Per share data
Net asset value, beginning of period	$10.32		$10.44	$10.24

Income from investment operations:
Net investment income	0.15		0.28	0.12
Net realized and unrealized gain	0.26		0.14	0.20

Total from investment operations	0.41		0.42	0.32

Less distributions to shareholders:
Net investment income	(0.12)		(0.28)	(0.12)
Net realized gains	—		(0.26)	—

Total distributions to shareholders	(0.12)		(0.54)	(0.12)

Net asset value, end of period	$10.61		$10.32	$10.44

Total return	3.97%		4.19%	3.15%

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.23%	(c)	0.24%	0.26%	(c)
Net expenses after fees waived or expenses reimbursed(d)	0.23%	(c)(e)	0.24% (e)	0.21%	(c)
Net investment income	2.94%	(c)(e)	2.71% (e)	3.28%	(c)

Supplemental data
Net assets, end of period (in thousands)	$576		$52	$20
Portfolio turnover	14%		88%	16%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to January 31, 2011.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

Columbia LifeGoal® Portfolios

Financial Highlights — Columbia Moderate Aggressive Fund (formerly, Columbia LifeGoal® Balanced Growth Portfolio)

	Six Months Ended July 31, 2012 (Unaudited)		Year Ended January 31, 2012(a)		Year Ended March 31,
Class A					2011		2010	2009	2008	2007
Per share data
Net asset value, beginning of period	$11.30		$11.61		$10.23		$7.33	$11.36	$12.38	$11.86

Income from investment operations:
Net investment income	0.06		0.15		0.19		0.23	0.22	0.25	0.26
Net realized and unrealized gain (loss)	0.24		(0.30)		1.37		2.89	(2.91)	(0.45)	0.88

Total from investment operations	0.30		(0.15)		1.56		3.12	(2.69)	(0.20)	1.14

Less distributions to shareholders:
Net investment income	(0.06)		(0.14)		(0.18)		(0.22)	(0.22)	(0.25)	(0.26)
Net realized gains	(0.07)		(0.02)		—		—	(1.12)	(0.57)	(0.36)

Total distributions to shareholders	(0.13)		(0.16)		(0.18)		(0.22)	(1.34)	(0.82)	(0.62)
Proceeds from regulatory settlements	—		0.00	(b)	—		—	—	—	—

Net asset value, end of period	$11.47		$11.30		$11.61		$10.23	$7.33	$11.36	$12.38

Total return	2.67%		(1.20)%		15.48%		42.94%	(26.48)%	(1.99)%	9.95%

Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	0.51%	(e)	0.51%	(d)(e)	0.50%	(d)	0.50%	0.50%	0.50%	0.50%
Net expenses after fees waived or expenses reimbursed (including interest expense)(f)	0.51%	(e)(g)	0.51%	(d)(e)(g)	0.50%	(d)	0.50%	0.50% (g)	0.50% (g)	0.50%
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	0.51%	(e)	0.51%	(e)	0.50%		0.50%	0.50%	0.50%	0.50%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(f)	0.51%	(e)(g)	0.51%	(e)(g)	0.50%		0.50%	0.50% (g)	0.50% (g)	0.50%
Net investment income	0.96%	(e)(g)	1.60%	(e)(g)	1.75%		2.45%	2.44% (g)	2.05 (g)	2.17%

Supplemental data
Net assets, end of period (in thousands)	$657,236		$665,859		$291,758		$245,327	$170,155	$275,576	$266,506
Portfolio turnover	28%		42%		68%		27%	47%	18%	18%

Notes to Financial Highlights

(a)	For the period from April 1, 2011 to January 31, 2012. During the period, the Portfolio’s fiscal year end was changed from March 31 to January 31.
(b)	Rounds to less than $0.01.
(c)

In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Portfolio invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Includes interest expense which rounds to less than 0.01%.
(e)	Annualized.
(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

Columbia LifeGoal® Portfolios

Financial Highlights — Columbia Moderate Aggressive Fund (formerly, Columbia LifeGoal® Balanced Growth Portfolio)

	Six Months Ended July 31, 2012 (Unaudited)		Year Ended January 31, 2012(a)		Year Ended March 31,
Class B					2011		2010	2009	2008	2007
Per share data
Net asset value, beginning of period	$11.21		$11.53		$10.16		$7.29	$11.30	$12.31	$11.81

Income from investment operations:
Net investment income	0.01		0.07		0.10		0.16	0.15	0.16	0.17
Net realized and unrealized gain (loss)	0.25		(0.29)		1.37		2.87	(2.89)	(0.44)	0.86

Total from investment operations	0.26		(0.22)		1.47		3.03	(2.74)	(0.28)	1.03

Less distributions to shareholders:
Net investment income	(0.02)		(0.08)		(0.10)		(0.16)	(0.15)	(0.16)	(0.17)
Net realized gains	(0.07)		(0.02)		—		—	(1.12)	(0.57)	(0.36)

Total distributions to shareholders	(0.09)		(0.10)		(0.10)		(0.16)	(1.27)	(0.73)	(0.53)
Proceeds from regulatory settlements	—		0.00	(b)	—		—	—	—	—

Net asset value, end of period	$11.38		$11.21		$11.53		$10.16	$7.29	$11.30	$12.31

Total return	2.31%		(1.87)%		14.63%		41.72%	(27.01)%	(2.66)%	9.00%

Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.26%	(d)	1.26%	(d)(e)	1.25%	(e)	1.25%	1.25%	1.25%	1.25%
Net expenses after fees waived or expenses reimbursed (including interest expense)(f)	1.26%	(d)(g)	1.26%	(d)(e)(g)	1.25%	(e)	1.25%	1.25% (g)	1.25% (g)	1.25%
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.26%	(d)	1.26%	(d)	1.25%		1.25%	1.25%	1.25%	1.25%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(f)	1.26%	(d)(g)	1.26%	(d)(g)	1.25%		1.25%	1.25% (g)	1.25% (g)	1.25%
Net investment income	0.19%	(d)(g)	0.75%	(d)(g)	0.99%		1.70%	1.67% (g)	1.28% (g)	1.42%

Supplemental data
Net assets, end of period (in thousands)	$65,767		$85,005		$133,770		$181,026	$156,679	$282,912	$325,190
Portfolio turnover	28%		42%		68%		27%	47%	18%	18%

Notes to Financial Highlights

(a)	For the period from April 1, 2011 to January 31, 2012. During the period, the Portfolio’s fiscal year end was changed from March 31 to January 31.
(b)	Rounds to less than $0.01.
(c)

In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Portfolio invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.
(e)	Includes interest expense which rounds to less than 0.01%.
(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

Columbia LifeGoal® Portfolios

Financial Highlights — Columbia Moderate Aggressive Fund (formerly, Columbia LifeGoal® Balanced Growth Portfolio)

	Six Months Ended July 31, 2012 (Unaudited)		Year Ended January 31, 2012(a)		Year Ended March 31,
Class C					2011		2010	2009	2008	2007
Per share data
Net asset value, beginning of period	$11.36		$11.68		$10.29		$7.38	$11.43	$12.44	$11.92

Income from investment operations:
Net investment income	0.01		0.08		0.11		0.16	0.15	0.16	0.17
Net realized and unrealized gain (loss)	0.25		(0.30)		1.38		2.91	(2.93)	(0.44)	0.88

Total from investment operations	0.26		(0.22)		1.49		3.07	(2.78)	(0.28)	1.05

Less distributions to shareholders:
Net investment income	(0.02)		(0.08)		(0.10)		(0.16)	(0.15)	(0.16)	(0.17)
Net realized gains	(0.07)		(0.02)		—		—	(1.12)	(0.57)	(0.36)

Total distributions to shareholders	(0.09)		(0.10)		(0.10)		(0.16)	(1.27)	(0.73)	(0.53)
Proceeds from regulatory settlements	—		0.00	(b)	—		—	—	—	—

Net asset value, end of period	$11.53		$11.36		$11.68		$10.29	$7.38	$11.43	$12.44

Total return	2.28%		(1.85)%		14.64%		41.76%	(27.05)%	(2.63)%	9.09%

Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.26%	(d)	1.26%	(d)(e)	1.25%	(e)	1.25%	1.25%	1.25%	1.25%
Net expenses after fees waived or expenses reimbursed (including interest expense)(f)	1.26%	(d)(g)	1.26%	(d)(e)(g)	1.25%	(e)	1.25%	1.25% (g)	1.25% (g)	1.25%
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.26%	(d)	1.26%	(d)	1.25%		1.25%	1.25%	1.25%	1.25%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(f)	1.26%	(d)(g)	1.26%	(d)(g)	1.25%		1.25%	1.25% (g)	1.25% (g)	1.25%
Net investment income	0.21%	(d)(g)	0.81%	(d)(g)	1.00%		1.70%	1.67% (g)	1.30% (g)	1.42%

Supplemental data
Net assets, end of period (in thousands)	$83,476		$86,321		$91,556		$87,496	$64,940	$112,902	$118,747
Portfolio turnover	28%		42%		68%		27%	47%	18%	18%

Notes to Financial Highlights

(a)	For the period from April 1, 2011 to January 31, 2012. During the period, the Portfolio’s fiscal year end was changed from March 31 to January 31.
(b)	Rounds to less than $0.01.
(c)

In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Portfolio invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.
(e)	Includes interest expense which rounds to less than 0.01%.
(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

Columbia LifeGoal® Portfolios

Financial Highlights — Columbia Moderate Aggressive Fund (formerly, Columbia LifeGoal® Balanced Growth Portfolio)

	Six Months Ended July 31, 2012 (Unaudited)		Year Ended January 31, 2012(a)		Year Ended March 31,
Class R					2011		2010	2009	2008	2007
Per share data
Net asset value, beginning of period	$11.29		$11.60		$10.22		$7.33	$11.36	$12.37	$11.86

Income from investment operations:
Net investment income	0.04		0.13		0.16		0.20	0.22	0.21	0.29
Net realized and unrealized gain (loss)	0.25		(0.30)		1.38		2.89	(2.94)	(0.43)	0.81

Total from investment operations	0.29		(0.17)		1.54		3.09	(2.72)	(0.22)	1.10

Less distributions to shareholders:
Net investment income	(0.05)		(0.12)		(0.16)		(0.20)	(0.19)	(0.22)	(0.23)
Net realized gains	(0.07)		(0.02)		—		—	(1.12)	(0.57)	(0.36)

Total distributions to shareholders	(0.12)		(0.14)		(0.16)		(0.20)	(1.31)	(0.79)	(0.59)
Proceeds from regulatory settlements	—		0.00	(b)	—		—	—	—	—

Net asset value, end of period	$11.46		$11.29		$11.60		$10.22	$7.33	$11.36	$12.37

Total return	2.55%		(1.39)%		15.21%		42.46%	(26.67)%	(2.15)%	9.59%

Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	0.76%	(d)	0.77%	(d)(e)	0.75%	(e)	0.75%	0.75%	0.75%	0.75%
Net expenses after fees waived or expenses reimbursed (including interest expense)(f)	0.76%	(d)(g)	0.77%	(d)(e)(g)	0.75%	(e)	0.75%	0.75% (g)	0.75% (g)	0.75%
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	0.76%	(d)	0.77%	(d)	0.75%		0.75%	0.75%	0.75%	0.75%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(f)	0.76%	(d)(g)	0.77%	(d)(g)	0.75%		0.75%	0.75% (g)	0.75% (g)	0.75%
Net investment income	0.72%	(d)(g)	1.40%	(d)(g)	1.54%		2.16%	2.48% (g)	1.69% (g)	2.34%

Supplemental data
Net assets, end of period (in thousands)	$4,161		$3,908		$1,517		$1,740	$1,666	$1,257	$1,916
Portfolio turnover	28%		42%		68%		27%	47%	18%	18%

Notes to Financial Highlights

(a)	For the period from April 1, 2011 to January 31, 2012. During the period, the Portfolio’s fiscal year end was changed from March 31 to January 31.
(b)	Rounds to less than $0.01.
(c)

In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Portfolio invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.
(e)	Includes interest expense which rounds to less than 0.01%.
(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

Columbia LifeGoal® Portfolios

Financial Highlights — Columbia Moderate Aggressive Fund (formerly, Columbia LifeGoal® Balanced Growth Portfolio)

	Six Months Ended July 31, 2012 (Unaudited)		Year Ended January 31, 2012(a)		Year Ended March 31,
Class Z					2011		2010	2009	2008	2007
Per share data
Net asset value, beginning of period	$11.29		$11.60		$10.21		$7.33	$11.36	$12.35	$11.84

Income from investment operations:
Net investment income	0.07		0.17		0.21		0.25	0.25	0.34	0.29
Net realized and unrealized gain (loss)	0.24		(0.30)		1.39		2.88	(2.92)	(0.47)	0.87

Total from investment operations	0.31		(0.13)		1.60		3.13	(2.67)	(0.13)	1.16

Less distributions to shareholders:
Net investment income	(0.07)		(0.16)		(0.21)		(0.25)	(0.24)	(0.29)	(0.29)
Net realized gains	(0.07)		(0.02)		—		—	(1.12)	(0.57)	(0.36)

Total distributions to shareholders	(0.14)		(0.18)		(0.21)		(0.25)	(1.36)	(0.86)	(0.65)
Proceeds from regulatory settlements	—		0.00	(b)	—		—	—	—	—

Net asset value, end of period	$11.46		$11.29		$11.60		$10.21	$7.33	$11.36	$12.35

Total return	2.80%		(1.00)%		15.89%		43.01%	(26.28)%	(1.49)%	10.15%

Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	0.26%	(d)	0.26	(d)(e)	0.25%	(e)	0.25%	0.25%	0.25%	0.25%
Net expenses after fees waived or expenses reimbursed (including interest expense)(f)	0.26%	(d)(g)	0.26%	(d)(e)(g)	0.25%	(e)	0.25%	0.25% (g)	0.25% (g)	0.25%
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	0.26%	(d)	0.26%	(d)	0.25%		0.25%	0.25%	0.25%	0.25%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(f)	0.26%	(d)(g)	0.26%	(d)(g)	0.25%		0.25%	0.25% (g)	0.25% (g)	0.25%
Net investment income	1.21%	(d)(g)	1.86%	(d)(g)	2.03%		2.69%	2.83% (g)	2.68% (g)	2.42%

Supplemental data
Net assets, end of period (in thousands)	$144,993		$146,805		$56,805		$64,967	$44,020	$46,711	$292,939
Portfolio turnover	28%		42%		68%		27%	47%	18%	18%

Notes to Financial Highlights

(a)	For the period from April 1, 2011 to January 31, 2012. During the period, the Portfolio’s fiscal year end was changed from March 31 to January 31.
(b)	Rounds to less than $0.01.
(c)

In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Portfolio invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.
(e)	Includes interest expense which rounds to less than 0.01%.
(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

Columbia LifeGoal® Portfolios

Financial Highlights — Columbia Moderate Conservative Fund (formerly, Columbia LifeGoal® Income & Growth Portfolio)

	Six Months Ended July 31, 2012 (Unaudited)		Year Ended January 31, 2012(a)		Year Ended March 31,
Class A					2011	2010	2009		2008	2007
Per share data
Net asset value, beginning of period	$10.96		$10.89		$10.04	$8.03	$10.40		$11.04	$10.80

Income from investment operations:
Net investment income	0.11		0.21		0.26	0.31	0.33		0.36	0.34
Net realized and unrealized gain (loss)	0.34		0.07		0.85	2.00	(1.97)		(0.30)	0.50

Total from investment operations	0.45		0.28		1.11	2.31	(1.64)		0.06	0.84

Less distributions to shareholders:
Net investment income	(0.11)		(0.21)		(0.26)	(0.30)	(0.33)		(0.36)	(0.34)
Net realized gains	(0.03)		—		—	—	(0.40)		(0.34)	(0.26)

Total distributions to shareholders	(0.14)		(0.21)		(0.26)	(0.30)	(0.73)		(0.70)	(0.60)
Proceeds from regulatory settlements

Net asset value, end of period	$11.27		$10.96		$10.89	$10.04	$8.03		$10.40	$11.04

Total return	4.14%		2.63%		11.21%	29.06%	(16.58)%		0.34%	8.07%

Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	0.67%	(c)	0.64%	(c)(d)	0.50%	0.50%	0.50%	(d)	0.50%	0.50%
Net expenses after fees waived or expenses reimbursed (including interest expense)(e)	0.58%	(c)(f)	0.57%	(c)(d)(f)	0.50%	0.50%	0.50%	(d)(f)	0.50% (f)	0.50%
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	0.67%	(c)	0.64%	(c)	0.50%	0.50%	0.50%		0.50%	0.50%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(e)	0.58%	(c)(f)	0.57%	(c)(f)	0.50%	0.50%	0.50%	(f)	0.50% (f)	0.50%
Net investment income	1.90%	(c)(f)	2.37%	(c)(f)	2.52%	3.26%	3.59%	(f)	3.29% (f)	3.15%

Supplemental data
Net assets, end of period (in thousands)	$70,529		$68,452		$63,807	$60,848	$44,825		$54,370	$50,829
Portfolio turnover	29%		55%		87%	34%	52%		20%	25%

Notes to Financial Highlights

(a)	For the period from April 1, 2011 to January 31, 2012. During the period, the Portfolio’s fiscal year end was changed from March 31 to January 31.
(b)

In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Portfolio invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	Includes interest expense which rounds to less than 0.01%.
(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

Columbia LifeGoal® Portfolios

Financial Highlights — Columbia Moderate Conservative Fund (formerly, Columbia LifeGoal® Income & Growth Portfolio)

	Six Months Ended July 31, 2012 (Unaudited)		Year Ended January 31, 2012(a)		Year Ended March 31,
Class B					2011	2010	2009		2008	2007
Per share data
Net asset value, beginning of period	$10.91		$10.85		$10.00	$8.01	$10.36		$11.00	$10.77

Income from investment operations:
Net investment income	0.06		0.14		0.18	0.23	0.26		0.28	0.26
Net realized and unrealized gain (loss)	0.35		0.07		0.85	1.99	(1.95)		(0.31)	0.49

Total from investment operations	0.41		0.21		1.03	2.22	(1.69)		(0.03)	0.75

Less distributions to shareholders:
Net investment income	(0.07)		(0.15)		(0.18)	(0.23)	(0.26)		(0.27)	(0.26)
Net realized gains	(0.03)		—		—	—	(0.40)		(0.34)	(0.26)

Total distributions to shareholders	(0.10)		(0.15)		(0.18)	(0.23)	(0.66)		(0.61)	(0.52)

Net asset value, end of period	$11.22		$10.91		$10.85	$10.00	$8.01		$10.36	$11.00

Total return	3.77%		1.96%		10.43%	27.94%	(17.09)%		(0.41)%	7.20%

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.41%	(c)	1.39%	(c)(d)	1.25%	1.25%	1.25%	(d)	1.25%	1.25%
Net expenses after fees waived or expenses reimbursed (including interest expense)(e)	1.33%	(c)(f)	1.31%	(c)(d)(f)	1.25%	1.25%	1.25%	(d)(f)	1.25% (f)	1.25%
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.41%	(c)	1.39%	(c)	1.25%	1.25%	1.25%		1.25%	1.25%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(e)	1.33%	(c)(f)	1.31%	(c)(f)	1.25%	1.25%	1.25%	(f)	1.25% (f)	1.25%
Net investment income	1.12%	(c)(f)	1.58%	(c)(f)	1.75%	2.51%	2.80%	(f)	2.53% (f)	2.39%

Supplemental data
Net assets, end of period (in thousands)	$10,826		$14,587		$26,181	$40,508	$40,270		$66,558	$75,119
Portfolio turnover	29%		55%		87%	34%	52%		20%	25%

Notes to Financial Highlights

(a)	For the period from April 1, 2011 to January 31, 2012. During the period, the Portfolio’s fiscal year end was changed from March 31 to January 31.
(b)

In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Portfolio invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	Includes interest expense which rounds to less than 0.01%.
(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

Financial Highlights

Columbia Moderate Conservative Fund (formerly, Columbia LifeGoal® Income & Growth Portfolio)

	Six Months Ended July 31, 2012 (Unaudited)		Year Ended January 31, 2012(a)		Year Ended March 31,
Class C					2011	2010	2009		2008	2007
Per share data
Net asset value, beginning of period	$10.84		$10.78		$9.94	$7.96	$10.30		$10.94	$10.71

Income from investment operations:
Net investment income	0.06		0.14		0.18	0.23	0.26		0.28	0.26
Net realized and unrealized gain (loss)	0.35		0.07		0.84	1.98	(1.94)		(0.31)	0.49

Total from investment operations	0.41		0.21		1.02	2.21	(1.68)		(0.03)	0.75

Less distributions to shareholders:
Net investment income	(0.07)		(0.15)		(0.18)	(0.23)	(0.26)		(0.27)	(0.26)
Net realized gains	(0.03)		—		—	—	(0.40)		(0.34)	(0.26)

Total distributions to shareholders	(0.10)		(0.15)		(0.18)	(0.23)	(0.66)		(0.61)	(0.52)

Net asset value, end of period	$11.15		$10.84		$10.78	$9.94	$7.96		$10.30	$10.94

Total return	3.79%		1.97%		10.39%	27.99%	(17.09)%		(0.41)%	7.24%

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.42%	(c)	1.39%	(c)(d)	1.25%	1.25%	1.25%	(d)	1.25%	1.25%
Net expenses after fees waived or expenses reimbursed (including interest expense)(e)	1.33%	(c)(f)	1.32%	(c)(d)(f)	1.25%	1.25%	1.25%	(d)(f)	1.25% (f)	1.25%
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.42%	(c)	1.39%	(c)	1.25%	1.25%	1.25%		1.25%	1.25%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(e)	1.33%	(c)(f)	1.32%	(c)(f)	1.25%	1.25%	1.25%	(f)	1.25% (f)	1.25%
Net investment income	1.15%	(c)(f)	1.61%	(c)(f)	1.77%	2.51%	2.81%	(f)	2.55% (f)	2.41%

Supplemental data
Net assets, end of period (in thousands)	$24,259		$24,156		$23,651	$23,321	$18,370		$26,501	$24,367
Portfolio turnover	29%		55%		87%	34%	52%		20%	25%

Notes to Financial Highlights

(a)	For the period from April 1, 2011 to January 31, 2012. During the period, the Portfolio’s fiscal year end was changed from March 31 to January 31.
(b)

In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Portfolio invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	Includes interest expense which rounds to less than 0.01%.
(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

Columbia LifeGoal® Portfolios

Financial Highlights — Columbia Moderate Conservative Fund (formerly, Columbia LifeGoal® Income & Growth Portfolio)

	Six Months Ended July 31,2012 (Unaudited)		Year Ended January 31, 2012(a)		Year Ended March 31,
Class R					2011	2010	2009		2008	2007
Per share data
Net asset value, beginning of period	$10.96		$10.90		$10.04	$8.04	$10.40		$11.04	$10.80

Income from investment operations:
Net investment income	0.09		0.18		0.23	0.28	0.31		0.32	0.36
Net realized and unrealized gain (loss)	0.36		0.07		0.86	2.00	(1.96)		(0.29)	0.46

Total from investment operations	0.45		0.25		1.09	2.28	(1.65)		0.03	0.82

Less distributions to shareholders:
Net investment income	(0.10)		(0.19)		(0.23)	(0.28)	(0.31)		(0.33)	(0.32)
Net realized gains	(0.03)		—		—	—	(0.40)		(0.34)	(0.26)

Total distributions to shareholders	(0.13)		(0.19)		(0.23)	(0.28)	(0.71)		(0.67)	(0.58)

Net asset value, end of period	$11.28		$10.96		$10.90	$10.04	$8.04		$10.40	$11.04

Total return	4.10%		2.34%		11.03%	28.58%	(16.69)%		0.09%	7.80%

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	0.92%	(c)	0.89%	(c)(d)	0.75%	0.75%	0.75%	(d)	0.75%	0.75%
Net expenses after fees waived or expenses reimbursed (including interest expense)(e)	0.83%	(c)(f)	0.82%	(c)(d)(f)	0.75%	0.75%	0.75%	(d)(f)	0.75% (f)	0.75%
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	0.92%	(c)	0.89%	(c)	0.75%	0.75%	0.75%		0.75%	0.75%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(e)	0.83%	(c)(f)	0.82%	(c)(f)	0.75%	0.75%	0.75%	(f)	0.75% (f)	0.75%
Net investment income	1.71%	(c)(f)	2.03%	(c)(f)	2.28%	3.00%	3.34%	(f)	2.93% (f)	3.25%

Supplemental data
Net assets, end of period (in thousands)	$1,873		$1,102		$428	$559	$358		$451	$896
Portfolio turnover	29%		55%		87%	34%	52%		20%	25%

Notes to Financial Highlights

(a)	For the period from April 1, 2011 to January 31, 2012. During the period, the Portfolio’s fiscal year end was changed from March 31 to January 31.
(b)

In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Portfolio invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	Includes interest expense which rounds to less than 0.01%.
(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

Columbia LifeGoal® Portfolios

Financial Highlights — Columbia Moderate Conservative Fund (formerly, Columbia LifeGoal® Income & Growth Portfolio)

	Six Months Ended July 31, 2012 (Unaudited)		Year Ended January 31, 2012(a)		Year Ended March 31,
Class Z					2011	2010	2009		2008	2007
Per share data
Net asset value, beginning of period	$10.85		$10.78		$9.94	$7.96	$10.30		$10.96	$10.73

Income from investment operations:
Net investment income	0.12		0.23		0.28	0.33	0.35		0.42	0.37
Net realized and unrealized gain (loss)	0.34		0.07		0.84	1.98	(1.93)		(0.36)	0.49

Total from investment operations	0.46		0.30		1.12	2.31	(1.58)		0.06	0.86

Less distributions to shareholders:
Net investment income	(0.12)		(0.23)		(0.28)	(0.33)	(0.36)		(0.38)	(0.37)
Net realized gains	(0.03)		—		—	—	(0.40)		(0.34)	(0.26)

Total distributions to shareholders	(0.15)		(0.23)		(0.28)	(0.33)	(0.76)		(0.72)	(0.63)

Net asset value, end of period	$11.16		$10.85		$10.78	$9.94	$7.96		$10.30	$10.96

Total return	4.31%		2.85%		11.49%	29.25%	(16.23)%		0.40%	8.30%

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	0.42%	(c)	0.39%	(c)(d)	0.25%	0.25%	0.25%	(d)	0.25%	0.25%
Net expenses after fees waived or expenses reimbursed (including interest expense)(e)	0.33%	(c)(f)	0.32%	(c)(d)(f)	0.25%	0.25%	0.25%	(d)(f)	0.25% (f)	0.25%
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	0.42%	(c)	0.39%	(c)	0.25%	0.25%	0.25%		0.25%	0.25%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(e)	0.33%	(c)(f)	0.32%	(c)(f)	0.25%	0.25%	0.25%	(f)	0.25% (f)	0.25%
Net investment income	2.15%	(c)(f)	2.61%	(c)(f)	2.77%	3.51%	3.98%	(f)	3.78% (f)	3.42%

Supplemental data
Net assets, end of period (in thousands)	$22,304		$21,157		$21,839	$20,406	$16,275		$13,598	$68,749
Portfolio turnover	29%		55%		87%	34%	52%		20%	25%

Notes to Financial Highlights

(a)	For the period from April 1, 2011 to January 31, 2012. During the period, the Portfolio’s fiscal year end was changed from March 31 to January 31.
(b)

In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Portfolio invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	Includes interest expense which rounds to less than 0.01%.
(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

Exhibit A

Costs of the Reorganizations

Each Selling Fund and the corresponding Buying Fund may bear a portion of the out-of-pocket expenses associated with its Reorganization. Out-of-pocket expenses associated with a Reorganization include, but are not limited to: (1) the expenses associated with the preparation, printing and mailing of any shareholder communications, including this proxy statement/prospectus, and any filings with the SEC and/or other governmental authorities in connection with the Reorganization; (2) the fees and expenses of any proxy solicitation firm retained in connection with the Reorganization; and (3) the legal and other fees and expenses incurred in connection with the Reorganization.

All fees paid to governmental authorities for the registration or qualification of the Buying Fund shares to be issued in the Reorganization and all transfer agency costs related to such shares will be allocated to the Buying Fund. All fees and expenses related to printing and mailing communications to Selling Fund shareholders will be allocated to the Selling Fund. All of the other out-of-pocket expenses of a Reorganization including, without limitation, accounting, legal and custodial expenses, will be allocated equally among the applicable Funds. Following this initial allocation among the Funds, Columbia Management limits the expenses actually borne by a Fund to not more than the anticipated reduction in expenses to be incurred by that Fund over the first year following the Reorganization. Any reduction in the Reorganization expenses borne by a Fund as a result of this limitation is absorbed by Columbia Management, not by any other Fund. The estimated costs of each Reorganization expected to be borne by each Selling Fund and each Buying Fund, in the aggregate and on a per-share basis based on shares outstanding as of August 31, 2012, are set forth below:

	Costs Estimated to be Borne
Fund	Total	Per Share
Columbia LifeGoal® Income Portfolio (Selling Fund)	$2,747	$0.001
Columbia Portfolio Builder Moderate Conservative Fund (Selling Fund)	$0	$0.000
Columbia Portfolio Builder Moderate Aggressive Fund (Selling Fund)	$0	$0.000
Columbia Moderate Conservative Fund (Buying Fund)	$2,500	$0.0002
Columbia Conservative Fund (Buying Fund)	$0	$0.000
Columbia Moderate Aggressive Fund (Buying Fund)	$0	$0.000

Should any Reorganization fail to occur, Columbia Management will bear all costs associated with that Reorganization.

Based on the operating expense ratios shown in the Fees and Expenses section above for each Buying Fund, it is projected that, after the Reorganizations, assuming all of the Reorganizations are consummated, each class of each Selling Fund will benefit from expense savings that will offset the allocated Reorganization expenses. However, the benefit of those projected expense savings will not be realized immediately. It is projected that the aggregate expense savings for each Selling Fund will not exceed the allocated Reorganization expenses of that Selling Fund until approximately the number of months after its Reorganization set forth below.

Fund	Number of Months
Columbia LifeGoal® Income Portfolio	12
Columbia Portfolio Builder Moderate Conservative Fund	N/A
Columbia Portfolio Builder Moderate Aggressive Fund	N/A

If a shareholder redeems his or her Buying Fund shares prior to the indicated time, the shareholder will receive no net benefit from the projected expense savings.

A-1

Exhibit B

Additional Information Applicable to the Buying Funds

Below is information regarding the Buying Funds. All references to a Fund or the Funds in this Exhibit B refer to a Buying Fund or the Buying Funds, respectively, unless otherwise noted.

Fund Management and Compensation (for all Buying Funds)

Columbia Management is located at 225 Franklin Street, Boston, MA 02110 and serves as investment adviser to the Funds. Columbia Management is a registered investment adviser and a wholly-owned subsidiary of Ameriprise Financial. Prior to May 1, 2010, Columbia Management’s name was RiverSource Investments, LLC. Ameriprise Financial is a financial planning and financial services company that has been offering solutions for clients’ asset accumulation, income management and protection needs for more than 110 years. Columbia Management’s management experience covers all major asset classes, including equity securities, fixed-income securities and money market instruments. In addition to serving as an investment adviser to mutual funds, Columbia Management acts as an investment adviser for itself, its affiliates, individuals, corporations, retirement plans, private investment companies, exchange-traded funds and financial intermediaries.

Subject to oversight by the Board of Trustees (the Board), Columbia Management manages the day-to-day operations of each Fund, determines what securities and other investments each Fund should buy or sell and executes the portfolio transactions. Although Columbia Management is responsible for the investment management of each Fund, Columbia Management may delegate certain of its duties to one or more subadvisers. Columbia Management may use the research and other capabilities of its affiliates and third parties in managing investments.

Columbia Management may, subject to the approval of the Board, engage an investment subadviser or subadvisers to make the day-to-day investment decisions for each Fund. Columbia Management retains ultimate responsibility (subject to Board oversight) for overseeing any subadviser it engages and for evaluating each Fund’s needs and the subadvisers’ skills and abilities on an ongoing basis. Based on its evaluations, Columbia Management may at times recommend to the Board that each Fund change, add or terminate one or more subadvisers; continue to retain a subadviser even though the subadviser’s ownership or corporate structure has changed; or materially change a subadvisory agreement with a subadviser.

The SEC has issued an order that permits Columbia Management, subject to the approval of the Board, to appoint an unaffiliated subadviser or to change the terms of a subadvisory agreement for each Fund without first obtaining shareholder approval. The order permits each Fund to add or to change unaffiliated subadvisers or to change the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. Columbia Management and its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create certain conflicts of interest. When making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, Columbia Management discloses to the Board the nature of any material relationships it has with a subadviser or its affiliates.

Each of Columbia Moderate Conservative Fund and Columbia Moderate Aggressive Fund pays Columbia Management a fee for its investment advisory services. The fees paid by each Fund for the most recent fiscal year were the following percentage of each Buying Fund’s average daily net assets:

Buying Fund	Percentage of Fund’s Average Daily Net Assets
Columbia Moderate Conservative Fund	0.09%
Columbia Moderate Aggressive Fund	0.05%

B-1

Columbia Conservative Fund does not currently pay Columbia Management a direct management fee for investment management services. However, in September 2012, the Board approved the proposed Fee Modification which would align the Fund’s fee structure with that of each of the other Buying Funds. This change is subject to shareholder approval at a meeting to be held in early 2013.

Under its Investment Management Services Agreement (the “IMS Agreement”), each Fund also pays taxes, brokerage commissions, and nonadvisory expenses. A discussion regarding the basis for the Board approving the IMS Agreement is available in the annual report to shareholders of Columbia Conservative Fund for the period ended January 31, 2012, and in the semiannual report to shareholders of Columbia LifeGoal® Income and Growth Portfolio and Columbia Moderate Aggressive Fund for the period ended July 31, 2012.

Each Fund may from time to time take temporary defensive investment positions that may be inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, social or other conditions, including, without limitation, (i) investing some or all of its assets in money market instruments or shares of affiliated or unaffiliated money market funds, (ii) holding some or all of its assets in cash or cash equivalents, or (iii) investing in derivatives, such as futures (e.g., index futures) or options on futures, for various purposes, including among others, investing in particular derivatives to achieve indirect investment exposures to a sector, country or region where Columbia Management believes such defensive positioning is appropriate. While each Fund is so positioned defensively, derivatives could comprise a substantial portion of a Fund’s investment. For more information on the risks of investing in derivatives, as applicable, see the “Comparison of Principal Risks” section above.

The Funds may not achieve their investment objectives while they are investing defensively.

Portfolio Managers

Information about the portfolio managers who are primarily responsible for overseeing each Fund’s investments is shown below. The Merger SAI provides more information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of securities in each Fund.

Columbia Conservative Fund, Columbia Moderate Conservative Fund and Columbia Moderate Aggressive Fund

Colin Moore, Portfolio Manager

•	Managed the Funds since May 2009.

•	Chief Investment Officer of Columbia Management.

•	Joined Columbia Management in May 2010 when it acquired the long-term asset management business of Columbia Management Group, where he worked as an investment professional since 2002.

•	Began investment career in 1983.

•	London Business School – Investment Management Program.

Anwiti Bahuguna, Ph.D., Portfolio Manager

•	Managed the Funds since May 2009.

•	Joined Columbia Management in May 2010 when it acquired the long-term asset management business of Columbia Management Group, where she worked as an investment professional since 2002.

•	Began investment career in 1998.

•	BS from St. Stephen’s College, Delhi University and a Ph.D. from Northeastern University.

B-2

Melda Mergen, CFA, CAIA, Portfolio Manager

•	Managed the Funds since November 2011.

•	Joined Columbia Management in May 2010 when it acquired the long-term asset management business of Columbia Management Group, where she worked as an investment professional since 1999.

•	Began investment career in 1999.

•	BA from Bogazici University and MBA from University of Massachusetts at Amherst.

Marie M. Schofield, CFA, Portfolio Manager

•	Managed the Funds since May 2009.

•	Joined Columbia Management in May 2010 when it acquired the long-term asset management business of Columbia Management Group, where she worked as an investment professional since 1990.

•	Began investment career in 1975.

•	BS from the College of Saint Rose.

Beth Vanney, CFA, Senior Securities Analyst

•	Managed the Funds since November 2011.

•	Joined Columbia Management in May 2010 when it acquired the long-term asset management business of Columbia Management Group, where she worked as an investment professional since 1999.

•	Began investment career in 1990.

•	BS from University of Minnesota.

Certain Legal Matters

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that each Fund is not currently the subject of, and that neither Ameriprise Financial or any of its affiliates is the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on each Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with each Fund. Information regarding certain pending and settled legal proceedings may be found in each Fund’s shareholder reports and in the Merger SAI. Additionally, Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

Choosing a Share Class

The Funds

The Columbia Funds generally share the same policies and procedures for investor services, as described below. Funds and portfolios that used the “Columbia” and “Columbia Acorn” brands prior to September 27, 2010 are collectively referred to herein as the Legacy Columbia Funds. The funds that historically used the RiverSource brand, including those renamed with the “Columbia” brand effective September 27, 2010, as well as certain other funds are collectively referred to as the Legacy RiverSource Funds. Together the Legacy Columbia Funds and the Legacy RiverSource Funds are referred to as the Funds. For a list of Legacy Columbia Funds and Legacy RiverSource Funds, see the appendices to a Fund’s SAI.

B-3

The Funds’ primary service providers are referred to as follows: Columbia Management refers to Columbia Management Investment Advisers, LLC, the Transfer Agent refers to Columbia Management Investment Services Corp. and the Distributor refers to Columbia Management Investment Distributors, Inc.

Funds Contact Information

Additional information about the Funds can be obtained at www.columbiamanagement.com,* by calling toll-free 800.345.6611, or by writing (regular mail) to Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081 or (express mail) Columbia Management Investment Services Corp., c/o Boston Financial, 30 Dan Road, Suite 8081, Canton, MA 02021-2809.

FUNDamentalsTM
Selling and/or Servicing Agents

The terms “selling agent” and “servicing agent” refer to the financial intermediaries that are authorized to sell shares of the Fund. Selling and/or servicing agents (collectively, selling agents) include broker-dealers and financial advisors as well as firms that employ such broker-dealers and financial advisors, including, for example, brokerage firms, banks, investment advisers, third party administrators and other financial intermediaries, including Ameriprise Financial and its affiliates.

Retirement Plans and Omnibus Retirement Plans

The term “retirement plan” refers to retirement plans created under sections 401(a), 401(k), 457 and 403(b) of the Internal Revenue Code of 1986, as amended (the Code), non-qualified deferred compensation plans governed by section 409A of the Code and similar plans but does not refer to individual retirement plans. The term “omnibus retirement plan” refers to a retirement plan that has a plan-level or omnibus account with the Transfer Agent.

Summary of Share Class Features

Each share class has its own investment eligibility criteria, cost structure and other features. You may not be eligible for every share class. If you purchase shares of a Fund through a retirement plan or other product or program offered by your selling agent, not all share classes of the Fund may be made available to you. When deciding which class of shares to buy, you should consider, among other things:

•	The amount you plan to invest.

•	How long you intend to remain invested in the Fund.

•	The expenses for each share class.

•	Whether you may be eligible for a reduction or waiver of sales charges when you buy or sell shares.

Each investor’s personal situation is different and you may wish to discuss with your selling agent which share classes are available to you and which share class is appropriate for you.

The following summarizes the primary features of Class A, Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class T, Class W, Class Y and Class Z shares. Not all Funds offer every class of shares. The Fund offers the class(es) of shares set forth on the cover of this prospectus and may offer other share classes through a separate prospectus. Although certain share classes are generally closed to new or existing investors,

*	The website references in this prospectus are intended to be inactive textual references and information contained in or otherwise accessible through the referenced websites does not form a part of this prospectus.

B-4

information relating to these share classes is included in the table below because certain qualifying purchase orders are permitted, as described below.

Share Class Features

Share Class	Eligible Investors(a); Minimum Initial Investments(b); Investment Limits; and Conversion Features	Front-End Sales Charges(c)	Contingent Deferred Sales Charges (CDSCs)(c)	Maximum Distribution and/or Service (12b-1) Fees and Non-12b-1 Service Fees(d)
Class A	Eligibility: Available to the general public for investment Minimum Initial Investment: $2,000 for most investors Investment Limit and Conversion Features: None	5.75% maximum, declining to 0.00% on investments of $1 million or more None for money market Funds and certain other Funds(e)

CDSC on certain investments of between $1 million and $50 million redeemed within 18 months of purchase, charged as follows:

•     1.00% CDSC if redeemed within 12 months of purchase and

•     0.50% CDSC if redeemed more than 12, but less than 18, months of purchase(e)

Distribution and/or Service (12b-1) Fees: up to 0.25%
Class B	Eligibility: Closed to new investors(f) Investment Limit: Up to $49,999 Conversion Features: Converts to Class A shares generally eight years after purchase(g)	None	5.00% maximum, gradually declining to 0.00% after six years(g)	Distribution Fee: 0.75% Service Fee: 0.25%
Class C

Eligibility: Available to the general public for investment

Minimum Initial Investment: $2,000 for most investors

Investment Limit: Up to $999,999; none for omnibus retirement plans

Conversion Features: None

		None	1.00% on certain investments redeemed within one year of purchase	Distribution Fee: 0.75% Service Fee: 0.25%
Class I	Eligibility: Available only to other Funds (i.e., fund-of-fund investments) Minimum Initial Investment, Investment Limit and Conversion Features: None	None	None	None

B-5

Share Class	Eligible Investors(a); Minimum Initial Investments(b); Investment Limits; and Conversion Features	Front-End Sales Charges(c)	Contingent Deferred Sales Charges (CDSCs)(c)	Maximum Distribution and/or Service (12b-1) Fees and Non-12b-1 Service Fees(d)
Class K(h)

Eligibility: Closed to new investors; available only to qualified employee benefit plans, trust companies or similar institutions, 501(c)(3) charitable organizations, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, 529 plans, and health savings accounts(f)

Minimum Initial Investment, Investment Limit and Conversion Features: None

		None	None	Plan Administration Fee: 0.25%
Class R

Eligibility: Available only to eligible retirement plans, health savings accounts and, in the sole discretion of the Distributor, other types of retirement accounts held through platforms maintained by selling agents approved by the Distributor

Minimum Initial Investment, Investment Limit and Conversion Features: None

		None	None	Legacy Columbia Funds: distribution fee of 0.50% Legacy RiverSource Funds: distribution and service fee of 0.50%, of which the service fee may be up to 0.25%
Class R4(h)

Eligibility: Available only to omnibus retirement plans, trust companies or similar institutions, 501(c)(3) charitable organizations, 529 plans and health savings accounts

Minimum Initial Investment, Investment Limit and Conversion Features: None

		None	None	None

B-6

Share Class	Eligible Investors(a); Minimum Initial Investments(b); Investment Limits; and Conversion Features	Front-End Sales Charges(c)	Contingent Deferred Sales Charges (CDSCs)(c)	Maximum Distribution and/or Service (12b-1) Fees and Non-12b-1 Service Fees(d)
Class R5

Eligibility: Available only to (i) certain registered investment advisers that clear Fund share transactions for their client or customer accounts through designated mutual fund trading platforms that have been granted specific written authorization from the Transfer Agent with respect to Class R5 eligibility apart from selling, servicing or similar agreements and (ii) omnibus retirement plans(f)

Minimum Initial Investment, Investment Limit and Conversion Features: None

		None	None	None
Class T

Eligibility: Generally closed to new investors; available only to investors who received (and who have continuously held) Class T shares in connection with the merger of certain Galaxy funds into various Legacy Columbia Funds (formerly named Liberty funds)

Minimum Initial Investment, Investment Limit and Conversion Features: None

		5.75% maximum, declining to 0.00% on investments of $1 million or more	CDSC on certain investments of between $1 million and $50 million redeemed within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase and 0.50% CDSC if redeemed more than 12, but less than 18, months of purchase	Non-12b-1 Service Fee: up to 0.50%
Class W

Eligibility: Available only to investors purchasing through certain authorized investment programs managed by investment professionals, including discretionary managed account programs

Minimum Initial Investment: $500

Investment Limit and Conversion Features: None

		None	None	Distribution and Service Fees: 0.25%

B-7

Share Class	Eligible Investors(a); Minimum Initial Investments(b); Investment Limits; and Conversion Features	Front-End Sales Charges(c)	Contingent Deferred Sales Charges (CDSCs)(c)	Maximum Distribution and/or Service (12b-1) Fees and Non-12b-1 Service Fees(d)
Class Y

Eligibility: Available only to (i) omnibus retirement plans with plan assets of at least $10 million as of the date of funding the Fund account; and (ii) omnibus retirement plans with plan assets of less than $10 million as of the date of funding the Fund account, provided that such plans invest $500,000 or more in Class Y shares of the Fund(f)

Minimum Initial Investment: See Eligibility above

Investment Limit and Conversion Features: None

		None	None	None
Class Z

Eligibility: Available only to certain eligible investors, which are subject to different minimum investment requirements, ranging from $0 to $2,000; effective March 29, 2013, closed to (i) accounts of selling agents that clear Fund share transactions for their client or customer accounts through designated mutual fund trading platforms that have been given specific written notice from the Transfer Agent of the termination of their eligibility for new purchases of Class Z shares and (ii) omnibus retirement plans, subject to certain exceptions(f)

Minimum Initial Investment: See Eligibility above

Investment Limit and Conversion Features: None

		None	None	None

(a)

For money market Funds, new investments must be made in Class A, Class I, Class W or Class Z shares, subject to eligibility. Class C and Class R shares of the money market Funds are available as a new investment only to investors in the Distributor’s proprietary 401(k) products, provided that such investor is eligible to invest in the class and transact directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper. The money market Funds offer other classes of shares only to facilitate exchanges with other Funds offering such share classes.

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(b)

The minimum initial investment requirement is $5,000 for Columbia Floating Rate Fund and Columbia Inflation Protected Securities Fund, and $10,000 for Columbia 120/20 Contrarian Equity Fund, Columbia Absolute Return Currency and Income Fund, Columbia Absolute Return Emerging Markets Macro Fund and Columbia Global Extended Alpha Fund. See Buying, Selling and Exchanging Shares – Buying Shares for more details on the eligible investors and minimum initial investment requirements. Certain share classes are subject to minimum account balance requirements, as described in Buying, Selling and Exchanging Shares – Transaction Rules and Policies.

(c)

Actual front-end sales charges and CDSCs vary among the Funds. For more information on applicable sales charges, see Choosing a Share Class – Sales Charges and Commissions and for information about certain exceptions to these sales charges, see Choosing a Share Class – Reductions/Waivers of Sales Charges.

(d)

These are the maximum applicable distribution, shareholder service and/or non-12b-1 service fees. Fee rates and fee components (i.e., the portion of a combined fee that is a distribution or service fee) may vary among Funds. Because these fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of distribution and/or shareholder service fees. Although Class A shares of certain Legacy Columbia Funds are subject to a combined distribution and service fee of up to 0.35%, these Funds currently limit the combined fee to 0.25%. Columbia Money Market Fund pays a distribution and service fee of up to 0.10% on Class A shares, up to 0.75% distribution fee and up to 0.10% service fee on Class B shares, up to 0.75% distribution fee on Class C shares, and 0.10% distribution and service fees on Class W shares. Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund and Columbia Tax-Exempt Fund pay a service fee of up to 0.20% on Class A, Class B and Class C shares. Columbia Intermediate Municipal Bond Fund pays a distribution fee of up to 0.65% on Class B and Class C shares. For more information on distribution and service fees, see Choosing a Share Class – Distribution and Service Fees.

(e)

The following Funds are not subject to a front-end sales charge or a CDSC on Class A shares: money market Funds, Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund, Columbia Mid Cap Index Fund and Columbia Small Cap Index Fund.

(f)

These share classes are closed, or will be closed, to new accounts generally or to new accounts of certain categories of investors, subject to certain conditions, as summarized below and described in more detail under Buying, Selling and Exchanging Shares – Buying Shares – Eligible Investors:

•

Class B Shares. The Funds no longer accept investments from new or existing investors in Class B shares, except through reinvestment of dividend and/or capital gain distributions by existing Class B shareholders, or a permitted exchange.

•

Class K Shares. Shareholders who opened and funded a Class K shares account with a Fund as of the close of business on December 31, 2010 may continue to make additional purchases of such share class, and existing Class K accounts may continue to allow new investors or participants to be established in their Fund account.

•

Class R5 Shares. Shareholders with Class R5 accounts funded before November 8, 2012 who do not satisfy the current eligibility criteria for Class R5 shares may not establish new Class R5 accounts but may continue to make additional purchases of Class R5 shares in existing accounts. In addition, investment advisory programs and similar programs that opened a Class R5 account as of May 1, 2010, and continuously hold Class R5 shares in such account after such date, may generally not only continue to make additional purchases of Class R5 shares but also open new Class R5 accounts and add new shareholders in the program.

•

Class Y Shares. Shareholders with Class Y accounts funded before November 8, 2012 who do not satisfy the current eligibility criteria for Class Y shares may not establish new accounts for such share class but may continue to make additional purchases of Class Y shares in existing accounts.

•

Class Z Shares. Effective March 29, 2013, selling agents that clear Fund share transactions through designated mutual fund trading platforms that have been given specific written notice from the Transfer Agent of the termination of their eligibility for new purchases of Class Z shares and omnibus retirement plans will not be permitted to establish new Class Z accounts, subject to certain exceptions. Omnibus retirement plans that opened and, subject to exceptions, funded a Class Z account as of close of business on March 28, 2013, and continuously hold Class Z shares in such account after such date, may generally continue to make additional purchases of Class Z shares, open new Class Z accounts and add new participants. In certain circumstances and in the sole discretion of the Distributor, omnibus retirement plans affiliated with these grandfathered plans may also open new Class Z accounts after March 28, 2013. Accounts of selling agents (other than omnibus retirement plans) that clear Fund share transactions for their client or customer accounts through designated mutual fund trading platforms will not be permitted to establish new Class Z accounts or make additional purchases of Class Z shares (other than through reinvestment of distributions) after March 28, 2013.

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(g)

Timing of conversion and CDSC schedules will vary depending on the Fund and the date of your original purchase of Class B shares. For more information on the conversion of Class B shares to Class A shares, see Choosing a Share Class – Sales Charges and Commissions. Class B shares of Columbia Short Term Municipal Bond Fund do not convert to Class A shares.

(h)	Prior to October 25, 2012, Class K shares were named Class R4; and prior to October 31, 2012, Class R4 shares were named Class R3.

Sales Charges and Commissions

Sales charges, commissions and distribution and service fees (discussed in a separate sub-section below) compensate selling agents, and typically your financial advisor, for selling shares to you and for maintaining and servicing the shares held in your account with them. These charges, commissions and fees are intended to provide incentives for selling agents to provide these services.

Depending on which share class you choose you will pay these charges either at the outset as a front-end sales charge, at the time you sell your shares as a CDSC and/or over time in the form of increased ongoing fees. Whether the ultimate cost is higher for one class over another depends on the amount you invest, how long you hold your shares and whether you are eligible for reduced or waived sales charges. The differential between classes also will vary depending on the actual investment return for any given investment period. We encourage you to consult with a financial advisor who can help you with your investment decisions.

Class A Shares — Front-End Sales Charge

You’ll pay a front-end sales charge when you buy Class A shares (other than shares of a money market Fund and certain other Funds), resulting in a smaller dollar amount being invested in a Fund than the purchase price you pay, unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. For more information, see Choosing a Share Class – Reductions/Waivers of Sales Charges.

The Distributor receives the sales charge and re-allows (or pays) a portion of the sales charge to the selling agent through which you purchased the shares. The Distributor retains the balance of the sales charge. The Distributor retains the full sales charge you pay when you purchase shares of the Fund directly from the Fund (rather than through a selling agent). Sales charges vary depending on the amount of your purchase.

FUNDamentalsTM
Front-End Sales Charge Calculation

The table below presents the front-end sales charge as a percentage of both the offering price and the net amount invested.
• The net asset value (or NAV) per share is the price of a share calculated by the Fund every business day.
• The offering price per share is the NAV per share plus any front-end sales charge that applies.

The dollar amount of the sales charge is the difference between the offering price of the shares you buy (based on the applicable sales charge for the Fund) and the net asset value of those shares. To determine the front-end sales charge you will pay when you buy your shares, the Fund will add the amount of your investment to the value of your account (and any other accounts eligible for aggregation of which you or your selling agent notify the Fund) and base the sales charge on the aggregate amount. See Choosing a Share Class – Reductions/Waivers of Sales Charges for a discussion of account value aggregation. There is no initial sales charge on reinvested dividend or capital gain distributions.

The front-end sales charge you’ll pay on Class A shares:

•	depends on the amount you’re investing (generally, the larger the investment, the smaller the percentage sales charge), and

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•	is based on the total amount of your purchase and the value of your account (and any other accounts eligible for aggregation of which you or your selling agent notifies the Fund).

Class A Shares — Front-End Sales Charge — Breakpoint Schedule

Breakpoint Schedule For:	Dollar amount of shares bought(a)	Sales charge as a % of the offering price(b)	Sales charge as a % of the net amount invested(b)	Amount retained by or paid to selling agents as a % of the offering price
Equity Funds, Columbia Absolute Return Emerging Markets Macro Fund, Columbia Absolute Return Enhanced Multi-Strategy Fund, Columbia Commodity Strategy Fund, Columbia Risk Allocation Fund and Funds-of-Funds (equity)*	$0 – $49,999	5.75%	6.10%	5.00%
	$50,000 – $99,999	4.50%	4.71%	3.75%
	$100,000 – $249,999	3.50%	3.63%	3.00%
	$250,000 – $499,999	2.50%	2.56%	2.15%
	$500,000 – $999,999	2.00%	2.04%	1.75%
	$1,000,000 or more	0.00%	0.00%	0.00	%(c)

For Fixed Income Funds (except those listed below) and Funds-of-Funds (fixed income)*	$0 – $49,999	4.75%	4.99%	4.00%
	$50,000 – $99,999	4.25%	4.44%	3.50%
	$100,000 – $249,999	3.50%	3.63%	3.00%
	$250,000 – $499,999	2.50%	2.56%	2.15%
	$500,000 – $999,999	2.00%	2.04%	1.75%
	$1,000,000 or more	0.00%	0.00%	0.00	%(c)

Columbia Intermediate Bond Fund, Columbia Intermediate Municipal Bond Fund, Columbia LifeGoal® Income Portfolio and each of the state-specific intermediate municipal bond Funds	$0 – $99,999	3.25%	3.36%	2.75%
	$100,000 – $249,999	2.50%	2.56%	2.15%
	$250,000 – $499,999	2.00%	2.04%	1.75%
	$500,000 – $999,999	1.50%	1.53%	1.25%
	$1,000,000 or more	0.00%	0.00%	0.00	%(c)

Columbia Absolute Return Currency and Income Fund, Columbia Absolute Return Multi-Strategy Fund, Columbia Floating Rate Fund, Columbia Inflation Protected Securities Fund and Columbia Limited Duration Credit Fund	$0 – $99,999	3.00%	3.09%	2.50%
	$100,000 – $249,999	2.50%	2.56%	2.15%
	$250,000 – $499,999	2.00%	2.04%	1.75%
	$500,000 – $999,999	1.50%	1.52%	1.25%
	$1,000,000 or more	0.00%	0.00%	0.00	%(c)

Columbia Short Term Bond Fund and Columbia Short Term Municipal Bond Fund	$0 – $99,999	1.00%	1.01%	0.75%
	$100,000 – $249,999	0.75%	0.76%	0.50%
	$250,000 – $999,999	0.50%	0.50%	0.40%
	$1,000,000 or more	0.00%	0.00%	0.00	%(c)

*

The following Funds are not subject to a front-end sales charge or a CDSC on Class A shares: money market Funds, Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund, Columbia Mid Cap Index Fund and Columbia Small Cap Index Fund. “Funds-of-Funds (equity)” includes Columbia LifeGoal® Growth Portfolio, Columbia Moderate Aggressive Fund, Columbia LifeGoal® Income and Growth Portfolio, Columbia Portfolio Builder Aggressive Fund, Columbia Portfolio Builder Moderate Aggressive Fund and Columbia Portfolio Builder Moderate Fund. “Funds-of-Funds (fixed income)” includes Columbia Income Builder Fund, Columbia Conservative Fund and Columbia Portfolio Builder Moderate Conservative Fund. Columbia Balanced Fund and Columbia Strategic Allocation Fund are treated as equity Funds for purposes of the table.

(a)

Purchase amounts and account values may be aggregated among all eligible Fund accounts for the purposes of this table. See Choosing a Share Class – Reductions/Waivers of Sales Charges for a discussion of account value aggregation.

(b)

Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process. Purchase price includes the sales charge.

(c)	For information regarding cumulative commissions paid to your selling agent when you buy $1 million or more of Class A shares of a Fund, see Class A Shares – Commissions below.

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Class A Shares — CDSC

In some cases, you’ll pay a CDSC if you sell Class A shares that you purchased without an initial sales charge.

•

If you purchased Class A shares without an initial sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares within 18 months of purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months of purchase; and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months of purchase.

•

Subsequent Class A share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within the time periods noted above.

FUNDamentalsTM
Contingent Deferred Sales Charge

A contingent deferred sales charge or CDSC is a sales charge applied at the time you sell your shares, unlike a front-end sales charge that is applied at the time of purchase. A CDSC varies based on the length of time that you have held your shares. A CDSC is applied to the NAV at the time of your purchase or sale, whichever is lower, and will not be applied to any shares you receive through reinvested distributions or any amount that represents appreciation in the value of your shares. For purposes of calculating a CDSC, the start of the holding period is generally the first day of the month in which your purchase was made.

When you place an order to sell shares of a class that has a CDSC, the Fund will first redeem any shares that aren’t subject to a CDSC, followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of investing in the Fund. In certain circumstances, the CDSC may not apply. See Choosing a Share Class – Reductions/Waivers of Sales Charges for details.

Class A Shares — Commissions

The Distributor may pay your selling agent an up-front commission when you buy Class A shares. The Distributor generally funds the commission through the applicable sales charge paid by you. For more information, see Class A Shares – Front-End Sales Charge – Breakpoint Schedule, Amount retained by or paid to selling agents as a % of the offering price.

The Distributor may also pay your selling agent a cumulative commission when you buy $1 million or more of Class A shares, according to the following schedule:

Class A Shares — Commission Schedule (Paid by the Distributor to Selling Agents)*

Purchase Amount	Commission Level (as a % of net asset value per share)
$1 million – $2,999,999	1.00%
$3 million – $49,999,999	0.50%
$50 million or more	0.25%

*	Not applicable to Funds that do not assess a front-end sales charge. Currently, the Distributor does not make such payments on purchases of the following Funds for purchases of $1 million or more: Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund and Columbia U.S. Treasury Index Fund.

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Class B Shares — Sales Charges

The Funds no longer accept new investments in Class B shares, except for certain limited transactions as described in more detail under Buying, Selling and Exchanging Shares – Buying Shares – Eligible Investors – Class B Shares (Closed). You don’t pay a front-end sales charge when you buy Class B shares, but you may pay a CDSC when you sell Class B shares.

Class B Shares — CDSC

You’ll pay a CDSC if you sell Class B shares unless you qualify for a waiver of the CDSC or the shares you’re selling were bought through reinvested distributions. See Choosing a Share Class – Reductions/Waivers of Sales Charges for details. The CDSC you pay on Class B shares depends on how long you’ve held your shares and generally declines each year until there is no sales charge, as follows:

Class B Shares — CDSC Schedule for the Funds

	Applicable CDSC*
Number of Years Class B Shares Held	All Funds Except those Listed to the Right	Columbia Intermediate Bond Fund, Columbia Intermediate Municipal Bond Fund, Columbia LifeGoal® Income Portfolio, Columbia Short Term Bond Fund and the State-specific Intermediate Municipal Bond Funds
One	5.00%	3.00%
Two	4.00%	3.00%
Three	3.00%**	2.00%
Four	3.00%	1.00%
Five	2.00%	None
Six	1.00%	None
Seven	None	None
Eight	None	None
Nine	Conversion to Class A Shares	Conversion to Class A Shares

*	Because of rounding in the calculation, the actual CDSC you pay may be more or less than the CDSC calculated using these percentages.
**	For shares purchased in a Legacy RiverSource Fund (other than a former Seligman Fund) on or prior to June 12, 2009, the CDSC percentage for year three is 4%.

Class B shares of Columbia Short Term Municipal Bond Fund are not subject to a CDSC.

Class B Shares — Commissions

The Distributor paid an up-front commission directly to your selling agent when you bought the Class B shares (a portion of this commission may have been paid to your financial advisor). This up-front commission, which varies across the Funds, was up to 4.00% of the net asset value per share of Funds with a maximum CDSC of 5.00% and of Class B shares of Columbia Short Term Municipal Bond Fund and up to 2.75% of the net asset value per share of Funds with a maximum CDSC of 3.00%. The Distributor continues to seek to recover this commission through distribution fees it receives under the Fund’s distribution plan and any applicable CDSC paid when you sell your shares. For more information, see Choosing a Share Class – Distribution and Service Fees.

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Class B Shares — Conversion to Class A Shares

Class B shares of the Funds automatically convert to Class A shares at different times depending upon the Fund and, for certain Funds, when shares were purchased. In general, Class B shares convert to Class A shares after eight years. For details and related information about how the Funds’ Class B shares’ convert to Class A shares, see Appendix S to the SAI. Class B shares of Columbia Short Term Municipal Bond Fund do not convert to Class A shares.

Class C Shares — Front-End Sales Charge

You don’t pay a front-end sales charge when you buy Class C shares. Although Class C shares do not have a front-end sales charge such that the full amount of your purchase price is invested in a Fund, over time Class C shares can incur distribution (12b-1) and/or shareholder servicing fees that are equal to or more than the front-end sales charge and distribution (12b-1) and/or shareholder servicing fees you would pay for Class A shares. Thus, although the full amount of your purchase of Class C shares is invested in a Fund, any positive investment return on this money may be partially or fully offset by the expected higher annual expenses of Class C shares.

Class C Shares — CDSC

You’ll pay a CDSC of 1.00% if you redeem Class C shares within 12 months of buying them unless you qualify for a waiver of the CDSC or the shares you’re selling were purchased through reinvested distributions. For more information, see Choosing a Share Class – Reductions/Waivers of Sales Charges. Redemptions of Class C shares are not subject to a CDSC if redeemed after 12 months.

Class C Shares — Commissions

Although there is no front-end sales charge when you buy Class C shares, the Distributor pays an up-front commission directly to your selling agent of up to 1.00% of the net asset value per share when you buy Class C shares (a portion of this commission may be paid to your financial advisor). The Distributor seeks to recover this commission through distribution fees it receives under the Fund’s distribution and/or service plan and any applicable CDSC applied when you sell your shares. For more information, see Choosing a Share Class – Distribution and Service Fees.

Class R Shares — Sales Charges and Commissions

You don’t pay a front-end sales charge when you buy Class R shares of the Fund or a CDSC when you sell Class R shares of the Fund. The Distributor pays an up-front commission directly to your selling agent when you buy Class R shares (a portion of this commission may be paid to your financial advisor), according to the following schedule:

Class R Shares — Commission Schedule (Paid by the Distributor to Selling Agents)

Purchase Amount	Commission Level (as a % of net asset value per share)
$0 – $49,999,999	0.50%
$50 million or more	0.25%

The Distributor seeks to recover this commission through distribution fees it receives under the Fund’s distribution plan. For more information, see Choosing a Share Class – Distribution and Service Fees.

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Class T Shares — Front-End Sales Charge

You’ll pay a front-end sales charge when you buy Class T shares, resulting in a smaller dollar amount being invested in a Fund than the purchase price you pay, unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. For more information, see Choosing a Share Class – Reductions/Waivers of Sales Charges.

The front-end sales charge you’ll pay on Class T shares:

•	depends on the amount you’re investing (generally, the larger the investment, the smaller the percentage sales charge), and

•	is based on the total amount of your purchase and the value of your account.

Class T Shares — Front-End Sales Charge — Breakpoint Schedule

Breakpoint Schedule For:	Dollar amount of shares bought(a)	Sales charge as a % of the offering price(b)	Sales charge as a % of the net amount invested(b)	Amount retained by or paid to selling agents as a % of the offering price
Equity Funds	$0 – $49,999	5.75%	6.10%	5.00%
	$50,000 – $99,999	4.50%	4.71%	3.75%
	$100,000 – $249,999	3.50%	3.63%	2.75%
	$250,000 – $499,999	2.50%	2.56%	2.00%
	$500,000 – $999,999	2.00%	2.04%	1.75%
	$1,000,000 or more	0.00%	0.00%	0.00	%(c)

Fixed Income Funds	$0 – $49,999	4.75%	4.99%	4.25%
	$50,000 – $99,999	4.50%	4.71%	3.75%
	$100,000 – $249,999	3.50%	3.63%	2.75%
	$250,000 – $499,999	2.50%	2.56%	2.00%
	$500,000 – $999,999	2.00%	2.04%	1.75%
	$1,000,000 or more	0.00%	0.00%	0.00	%(c)

(a)	Purchase amounts and account values are aggregated among all eligible Fund accounts for the purposes of this table.
(b)

Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.

(c)	For more information regarding cumulative commissions paid to your selling agent when you buy $1 million or more of Class T shares, see Class T Shares – Commissions below.

Class T Shares — CDSC

In some cases, you’ll pay a CDSC if you sell Class T shares that you bought without an initial sales charge.

•

If you purchased Class T shares without a front-end sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares within 18 months of purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months of purchase, and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months of purchase.

•

Subsequent Class T share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within the time periods noted above.

Class T Shares — Commissions

The Distributor may pay your selling agent an up-front commission when you buy Class T shares (a portion of this commission may, in turn, be paid to your financial advisor). For more information, see Class T Shares – Front-End Sales Charge – Breakpoint Schedule, Amount retained by or paid to selling agents as a % of the offering price.

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The Distributor may also pay your selling agent a cumulative commission when you buy $1 million or more of Class T shares, according to the following schedule:

Class T Shares — Commission Schedule (Paid by the Distributor to Selling Agents)

Purchase Amount	Commission Level (as a % of net asset value per share)
$1 million – $2,999,999	1.00%
$3 million – $49,999,999	0.50%
$50 million or more	0.25%

Reductions/Waivers of Sales Charges

Front-End Sales Charge Reductions

There are two ways in which you may be able to reduce the front-end sales charge that you may pay when you buy Class A or Class T shares of a Fund. These types of sales charge reductions are also referred to as breakpoint discounts.

First, through the right of accumulation (ROA), you may combine the value of eligible accounts maintained by you and members of your immediate family to reach a breakpoint discount level and apply a lower sales charge to your purchase. To calculate the combined value of your Fund accounts in the particular class of shares, the Fund will use the current public offering price per share. For purposes of obtaining a breakpoint discount through ROA, you may aggregate your or your immediate family members’ ownership of different classes of shares, except for Class I, Class K, Class R, Class R4, Class R5 and Class Y shares of the Funds and direct purchases of Columbia Money Market Fund and Columbia Government Money Market Fund shares, which may not be aggregated. Shares of Columbia Money Market Fund and Columbia Government Money Market Fund acquired by exchange from other Funds may be combined for ROA purposes.

Second, by making a statement of intent to purchase additional shares (commonly referred to as a letter of intent (LOI)), you may pay a lower sales charge on all purchases (including existing ROA purchases) of Class A shares or Class T shares made within 13 months of the date of your LOI. Your LOI must state the aggregate amount of purchases you intend to make in that 13-month period, which must be at least $50,000 (or $100,000 for Funds with breakpoint discounts beginning at $100,000). The required form of LOI may vary by selling agent, so please contact them directly for more information. Five percent of the purchase commitment amount will be placed in escrow. At the end of the 13-month period, the shares will be released from escrow, provided that you have invested the commitment amount. If you do not invest the commitment amount by the end of the 13 months, the remaining amount of the unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow. To calculate the total value of the purchases you’ve made under an LOI, the Fund will use the historic cost (i.e., dollars invested) of the shares held in each eligible account. For purposes of making an LOI to purchase additional shares, you may aggregate your ownership of different classes of shares, except for Class I, Class K, Class R, Class R4, Class R5 and Class Y shares of the Funds and direct purchases of Columbia Money Market Fund and Columbia Government Money Market Fund shares, which may not be aggregated. Shares of Columbia Money Market Fund and Columbia Government Money Market Fund acquired by exchange from other Funds may be combined for LOI purposes.

You must request the reduced sales charge (whether through ROA or an LOI) when you buy shares. If you do not complete and file an LOI, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge. To obtain a breakpoint discount, you must notify your selling agent in writing at the time you buy your shares of each eligible account maintained by you and members of your immediate family, including accounts maintained through different selling agents. You and your selling agent are responsible for ensuring that you receive discounts for which you are eligible. The Fund is not responsible for a selling agent’s failure to apply the eligible discount to your account. You may be asked by your selling agent for

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account statements or other records to verify your discount eligibility, including, when applicable, records for accounts opened with a different selling agent and records of accounts established by members of your immediate family.

FUNDamentalsTM
Your “Immediate Family” and Account Value Aggregation

For purposes of obtaining a breakpoint discount for Class A shares or Class T shares, the value of your account will be deemed to include the value of all applicable shares in eligible Fund accounts that are held by you and your “immediate family,” which includes your spouse, domestic partner, parent, step-parent, legal guardian, child, step-child, father-in-law and mother-in-law, provided that you and your immediate family members share the same mailing address. Any Fund accounts linked together for account value aggregation purposes as of the close of business on September 3, 2010 will be permitted to remain linked together. Group plan accounts are valued at the plan level.

Eligible Accounts

The following accounts are eligible for account value aggregation as described above, provided that they are invested in Class A, Class B, Class C, Class E, Class F, Class T, Class W or Class Z shares of a Fund: individual or joint accounts; Roth and traditional Individual Retirement Accounts (IRAs); Simplified Employee Pension accounts (SEPs), Savings Investment Match Plans for Employees of Small Employers accounts (SIMPLEs) and Tax Sheltered Custodial Accounts (TSCAs); Uniform Gifts to Minors Act (UGMA)/Uniform Transfers to Minors Act (UTMA) accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child; revocable trust accounts for which you or an immediate family member, individually, is the beneficial owner/grantor; accounts held in the name of your, your spouse’s, or your domestic partner’s sole proprietorship or single owner limited liability company or S corporation; qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan; and investments in wrap accounts.

The following accounts are not eligible for account value aggregation as described above: accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts); investments in 529 plans, donor advised funds, variable annuities, variable insurance products or managed separate accounts; charitable and irrevocable trust accounts; accounts holding shares of money market funds that used the Columbia brand before May 1, 2010; and accounts invested in Class I, Class K, Class R, Class R4, Class R5 or Class Y shares of a Fund.

Front-End Sales Charge Waivers

The Distributor may waive front-end sales charges on purchases of Class A and Class T shares of the Funds by certain categories of investors, including Board members, certain employees of selling agents, Fund portfolio managers and certain retirement and employee benefit plans. The Distributor may waive front-end sales charges on (i) purchases (including exchanges) of Class A shares in accounts of selling agents that have entered into agreements with the Distributor to offer Fund shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to customers and (ii) exchanges of Class Z shares of a Fund for Class A shares of the Fund. For a more complete description of categories of investors who may purchase Class A and Class T shares of the Funds at NAV, without payment of any front-end sales charge that would otherwise apply, see Appendix S to the SAI. In addition, certain types of purchases of Class A and Class T shares may be made at NAV. For a description of these eligible transactions, see Appendix S to the SAI.

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CDSC Waivers

You may be able to avoid an otherwise applicable CDSC when you sell Class A, Class B, Class C or Class T shares of the Fund. This could happen because of the way in which you originally invested in the Fund, because of your relationship with the Funds or for other reasons. For example, the CDSC will be waived on redemptions of shares in the event of the shareholder’s death; that result from required minimum distributions taken from retirement accounts when the shareholder reaches age 70 1/2; in connection with the Fund’s Small Account Policy (which is described in Buying, Selling and Exchanging Shares – Transaction Rules and Policies); and by certain other investors and in certain other types of transactions. For a more complete description of the available waivers of the CDSC on redemptions of Class A, Class B, Class C and Class T shares, see Appendix S to the SAI.

Repurchases

Investors can also buy Class A shares without paying a sales charge if the purchase is made from the proceeds of a redemption of any Class A, Class B, Class C or Class T shares of a Fund (other than Columbia Money Market Fund or Columbia Government Money Market Fund) within 90 days, up to the amount of the redemption proceeds. Any CDSC paid upon redemption of your Class A, Class B, Class C or Class T shares of a Fund will not be reimbursed.

To be eligible for the reinstatement privilege, the purchase must be made into an account for the same owner, but does not need to be into the same Fund from which the shares were sold. The Transfer Agent, Distributor or their agents must receive a written reinstatement request from you or your selling agent within 90 days after the shares are redeemed and the purchase of Class A shares through this reinstatement privilege will be made at the NAV of such shares next calculated after the request is received in “good form”. The repurchased shares will be deemed to have the original purchase date for purposes of applying the CDSC (if any) to subsequent redemptions. Systematic withdrawals and purchases are excluded from this policy.

Restrictions and Changes in Terms and Conditions

Restrictions may apply to certain accounts and certain transactions. The Funds may change or cancel these terms and conditions at any time. Unless you provide your selling agent with information in writing about all of the factors that may count toward a waiver of a sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible. You should request that your selling agent provide this information to the Fund when placing your purchase order. Please see Appendix S of the SAI for more information about the sales charge reductions and waivers.

Distribution and Service Fees

The Board has approved, and the Funds have adopted, distribution and/or shareholder service plans which set the distribution and/or service fees that are periodically deducted from the Fund’s assets. These fees are calculated daily, may vary by share class and are intended to compensate the Distributor and/or eligible selling agents for selling Fund shares and directly or indirectly providing services to shareholders. Because the fees are paid out of the Fund’s assets on an ongoing basis, they will increase the cost of your investment over time.

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The table below shows the maximum annual distribution and/or service fees (as an annual % of average daily net assets) and the combined amount of such fees applicable to each share class:

	Distribution Fee	Service Fee	Combined Total
Class A	up to 0.25%	up to 0.25%	up to 0.35%(a)(b)(c)
Class B	0.75%	0.25%	1.00%(b)
Class C	0.75%(c)	0.25%	1.00%(b)(d)
Class I	None	None	None
Class K	None	0.25%(e)	0.25%(e)
Class R (Legacy Columbia Funds)	0.50%	—(f)	0.50%
Class R (Legacy RiverSource Funds)	up to 0.50%	up to 0.25%	0.50%(f)
Class R4	None	None	None
Class R5	None	None	None
Class T	None	0.50%(g)	0.50%(g)
Class W	up to 0.25%	up to 0.25%	0.25%(c)
Class Y	None	None	None
Class Z	None	None	None

(a)	The maximum distribution and service fees of Class A shares varies among the Funds, as shown in the table below:

Funds	Maximum Class A Distribution Fee	Maximum Class A Service Fee	Maximum Class A Combined Total
Legacy RiverSource Funds (other than Columbia Money Market Fund)	up to 0.25%	up to 0.25%	0.25%
Columbia Money Market Fund	—	—	0.10%
Columbia Balanced Fund, Columbia Contrarian Core Fund, Columbia Dividend Income Fund, Columbia Intermediate Bond Fund, Columbia Large Cap Growth Fund, Columbia Mid Cap Growth Fund, Columbia Oregon Intermediate Municipal Bond Fund, Columbia Real Estate Equity Fund, Columbia Small Cap Core Fund, Columbia Small Cap Growth Fund I, Columbia Technology Fund	up to 0.10%	up to 0.25%	up to 0.35%; these Funds may pay distribution and service fees up to a maximum of 0.35% of their average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services) but currently limit such fees to an aggregate fee of not more than 0.25% for Class A shares

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Funds	Maximum Class A Distribution Fee	Maximum Class A Service Fee	Maximum Class A Combined Total
Columbia Bond Fund, Columbia California Tax-Exempt Fund, Columbia Connecticut Intermediate Municipal Bond Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Corporate Income Fund, Columbia Emerging Markets Fund, Columbia Energy and Natural Resources Fund, Columbia Global Dividend Opportunity Fund, Columbia Greater China Fund, Columbia High Yield Opportunity Fund, Columbia International Bond Fund, Columbia Massachusetts Intermediate Municipal Bond Fund, Columbia New York Intermediate Municipal Bond Fund, Columbia Massachusetts Tax-Exempt Fund, Columbia New York Tax-Exempt Fund, Columbia Risk Allocation Fund, Columbia Small Cap Value Fund I, Columbia Pacific/Asia Fund, Columbia Select Large Cap Growth Fund, Columbia Select Small Cap Fund, Columbia Strategic Income Fund, Columbia U.S. Treasury Index Fund, Columbia Value and Restructuring Fund	—	0.25%	0.25%
Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund, Columbia Tax Exempt Fund	—	0.20%	0.20%

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Funds	Maximum Class A Distribution Fee	Maximum Class A Service Fee	Maximum Class A Combined Total
Columbia California Intermediate Municipal Bond Fund, Columbia Convertible Securities Fund, Columbia Georgia Intermediate Municipal Bond Fund, Columbia International Value Fund, Columbia Large Cap Core Fund, Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Large Cap Value Fund, Columbia LifeGoal® Balanced Growth Portfolio, Columbia LifeGoal® Growth Portfolio, Columbia LifeGoal® Income and Growth Portfolio, Columbia LifeGoal® Income Portfolio, Columbia Marsico 21st Century Fund, Columbia Marsico Focused Equities Fund, Columbia Marsico Growth Fund, Columbia Marsico International Opportunities Fund, Columbia Marsico Global Fund, Columbia Maryland Intermediate Municipal Bond Fund, Columbia Masters International Equity Portfolio, Columbia Mid Cap Index Fund, Columbia Mid Cap Value Fund, Columbia Multi-Advisor International Equity Fund, Columbia North Carolina Intermediate Municipal Bond Fund, Columbia Overseas Value Fund, Columbia Short Term Bond Fund, Columbia Short Term Municipal Bond Fund, Columbia Small Cap Growth Fund II, Columbia Small Cap Index Fund, Columbia Small Cap Value Fund II, Columbia South Carolina Intermediate Municipal Bond Fund, Columbia Virginia Intermediate Municipal Bond Fund,	—	—	0.25%; these Funds pay a combined distribution and service fee

(b)

The service fees for Class A shares, Class B shares and Class C shares of certain Funds vary. Service Fee for Class A shares, Class B shares and Class C shares of Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund and Columbia Tax-Exempt Fund – The annual service fee may equal up to 0.20% of the average daily net asset value of all shares of such Fund class. Distribution Fee for Class B shares and Class C shares for Columbia Intermediate Municipal Bond Fund – The annual distribution fee shall be 0.65% of the average daily net assets of the Fund’s Class B shares and Class C shares. Fee amounts noted apply to Class B shares of the Funds other than Class B shares of Columbia Money Market Fund, which pays distribution fees of up to 0.75% and service fees of up to 0.10% for a combined total of 0.85%.

(c)

Fee amounts noted apply to all Funds other than Columbia Money Market Fund, which, for each of Class A and Class W shares, pays distribution and service fees of 0.10%, and for Class C shares pays distribution fees of 0.75%. The Distributor has voluntarily agreed, effective April 15, 2010, to waive the 12b-1 fees it receives from Class A, Class C, Class R (formerly Class R2) and Class W shares of Columbia Money Market Fund and from Class A, Class C and Class R (formerly Class R2) shares of Columbia Government Money Market Fund. Compensation paid to broker-dealers and other selling agents may be suspended to the extent of the Distributor’s waiver of the 12b-1 fees on these specific share classes of these Funds.

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(d)

The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares of the following Funds so that the distribution fee does not exceed the specified percentage annually: 0.20% for Columbia Intermediate Municipal Bond Fund; 0.31% for Columbia Short Term Bond Fund; 0.40% for Columbia Connecticut Intermediate Municipal Bond Fund, Columbia Massachusetts Intermediate Municipal Bond Fund, Columbia New York Intermediate Municipal Bond Fund and Columbia Oregon Intermediate Municipal Bond Fund; 0.45% for Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-Exempt Fund and Columbia New York Tax-Exempt Fund; and 0.60% for Columbia Bond Fund, Columbia Corporate Income Fund, Columbia High Yield Municipal Fund, Columbia High Yield Opportunity Fund, Columbia Income Opportunities Fund, Columbia Intermediate Bond Fund, Columbia Strategic Income Fund, Columbia Tax-Exempt Fund and Columbia U.S. Treasury Index Fund. These arrangements may be modified or terminated by the Distributor at any time.

(e)

The shareholder service fees for Class K shares are not paid pursuant to a 12b-1 plan. Under a plan administration services agreement, the Funds’ Class K shares pay for plan administration services. See Class K Plan Administration Services Fee below for more information.

(f)

Class R shares of Legacy Columbia Funds pay a distribution fee pursuant to a distribution (Rule 12b-1) plan for Class R shares. The Funds do not have a shareholder service plan for Class R shares. The Legacy RiverSource Funds have a distribution and shareholder service plan for Class R shares, which, prior to the close of business on September 3, 2010, were known as Class R2 shares. For Class R shares of Legacy RiverSource Funds, the maximum fee under the plan reimbursed for distribution expenses is equal on an annual basis to 0.50% of the average daily net assets of the Fund attributable to Class R shares. Of that amount, up to 0.25% may be reimbursed for shareholder service expenses.

(g)

The shareholder servicing fees for Class T shares are up to 0.50% of average daily net assets attributable to Class T shares for equity Funds and 0.40% for fixed income Funds. The Funds currently limit such fees to a maximum of 0.30% for equity Funds and 0.15% for fixed-income Funds. See Class T Shareholder Service Fees below for more information.

The distribution and/or shareholder service fees for Class A, Class B, Class C, Class R and Class W shares, as applicable, may be subject to the requirements of Rule 12b-1 under the 1940 Act. The Distributor may retain these fees otherwise payable to selling agents if the amounts due are below an amount determined by the Distributor in its sole discretion.

For Legacy RiverSource Fund Class A, Class B and Class W shares, the Distributor begins to pay these fees immediately after purchase. For Legacy RiverSource Fund Class C shares, the Distributor pays these fees in advance for the first 12 months. Selling agents also receive distribution fees up to 0.75% of the average daily net assets of Legacy RiverSource Fund Class C shares sold and held through them, which the Distributor begins to pay 12 months after purchase. For Legacy RiverSource Fund Class B shares, and, for the first 12 months following the sale of Legacy RiverSource Fund Class C shares, the Distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling agents, and to pay for other distribution related expenses. Selling agents may compensate their financial advisors with the shareholder service and distribution fees paid to them by the Distributor.

For Legacy Columbia Fund Class R shares and, with the exception noted in the next sentence, Class A shares, the Distributor begins to pay these fees immediately after purchase. For Legacy Columbia Fund Class B shares, Class A shares (if purchased as part of a purchase of shares of $1 million or more) and, with the exception noted in the next sentence, Class C shares, the Distributor begins to pay these fees 12 months after purchase (for Legacy Columbia Fund Class B shares, and, for the first 12 months following the sale of Legacy Columbia Fund Class C shares, the Distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling agents, and to pay for other distribution related expenses). For Legacy Columbia Fund Class C shares, selling agents may opt to decline payment of sales commission and, instead, may receive these fees immediately after purchase. Selling agents may compensate their financial advisors with the shareholder service and distribution fees paid to them by the Distributor.

If you maintain shares of the Fund directly with the Fund, without working directly with a financial advisor or selling agent, distribution and service fees may be retained by the Distributor as payment or reimbursement for incurring certain distribution and shareholder service related expenses.

Over time, these distribution and/or shareholder service fees will reduce the return on your investment and may cost you more than paying other types of sales charges. The Fund will pay these fees to the Distributor and/or to eligible selling agents for as long as the distribution and/or shareholder servicing plans continue in effect,

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which is expected to be indefinitely. The Fund may reduce or discontinue payments at any time. Your selling agent may also charge you other additional fees for providing services to your account, which may be different from those described here.

Class K Plan Administration Services Fee

Class K shares pay an annual plan administration services fee for the provision of various administrative, recordkeeping, communication and educational services, including services such as implementation and conversion services, account set-up and maintenance, reconciliation and account recordkeeping, education services and administration to various plan types, including 529 plans, retirement plans and health savings accounts. The fee for Class K shares is equal on an annual basis to 0.25% of average daily net assets attributable to the class.

Class T Shareholder Service Fees

The Funds that offer Class T shares have adopted a shareholder services plan that permits them to pay for certain services provided to Class T shareholders by their selling agents. Equity Funds may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund’s average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). Fixed income Funds may pay shareholder servicing fees up to an aggregate annual rate of 0.40% of the Fund’s average daily net assets attributable to Class T shares (comprised of up to 0.20% for shareholder liaison services and up to 0.20% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.30% for equity Funds and not more than 0.15% for fixed income Funds. With respect to those Funds that declare dividends on a daily basis, the shareholder servicing fee shall be waived by the selling agents to the extent necessary to prevent net investment income from falling below 0% on a daily basis.

Selling Agent Compensation

The Distributor, Columbia Management and their affiliates make payments, from their own resources, to selling agents, including other Ameriprise Financial affiliates, for marketing/sales support services relating to the Funds (Marketing Support Payments). Such payments are generally based upon one or more of the following factors: average net assets of the Funds sold by the Distributor attributable to that selling agent, gross sales of the Funds distributed by the Distributor attributable to that selling agent, reimbursement of ticket charges (fees that a selling agent charges its representatives for effecting transactions in Fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each selling agent, Marketing Support Payments to any one selling agent are generally between 0.05% and 0.50% on an annual basis for payments based on average net assets of the Fund attributable to the selling agent, and between 0.05% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Funds attributable to the selling agent. The Distributor and Columbia Management may make payments in larger amounts or on a basis other than those described above when dealing with certain selling agents, including certain affiliates of Bank of America Corporation (Bank of America). Such increased payments may enable such selling agents to offset credits that they may provide to customers. The Distributor, Columbia Management and their affiliates do not make Marketing Support Payments with respect to Class Y shares; provided, however, that such payments are made to Bank of America with respect to Class Y shares of Columbia Bond Fund, Columbia Global Dividend Opportunity Fund, Columbia Income Opportunities Fund, Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Growth Fund, Columbia Large Cap Value Fund, Columbia Mid Cap Growth Fund, Columbia Mid Cap Value Fund, Columbia Multi-Advisor International Equity Fund, Columbia Short Term Bond Fund, Columbia Small Cap Growth Fund I and Columbia Small Cap Value Fund I.

In addition, the Transfer Agent has certain arrangements in place to compensate selling agents, including other Ameriprise Financial affiliates, that hold Fund shares through omnibus accounts, including omnibus

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retirement plans, for services that they provide to beneficial shareholders (Shareholder Services). Shareholder Services may include sub-accounting, sub-transfer agency, participant recordkeeping, shareholder or participant reporting, shareholder or participant transaction processing, keeping shareholder records, preparing account statements and providing customer service. Payments for Shareholder Services vary by selling agent but generally are not expected, with certain limited exceptions, to exceed 0.40% of the average aggregate value of the Fund’s shares. Generally, each Fund (other than the Columbia Acorn Funds) pays a percentage of the average aggregate value of shares maintained in omnibus accounts: 0.20% for all share classes other than Class I, K, R5 and Y shares; 0.05% for Class K and R5 shares; and 0% for Class I and Y. The amounts in excess of that reimbursed by the Fund are borne by the Distributor, Columbia Management and/or their affiliates. The Transfer Agent does not pay selling agents for Shareholder Services and the Fund does not pay the Transfer Agent for any Shareholder Services provided by selling agents, with respect to Class Y shares.

In addition to the payments described above, the Distributor, Columbia Management and their affiliates may make other payments or allow promotional incentives to broker-dealers to the extent permitted by SEC and Financial Industry Regulatory Authority (FINRA) rules and by other applicable laws and regulations.

Amounts paid by the Distributor, Columbia Management and their affiliates are paid out of their own resources and do not increase the amount paid by you or the Fund. You can find further details in the SAI about the payments made by the Distributor, Columbia Management and their affiliates, as well as a list of the selling agents, including Ameriprise Financial affiliates, to which the Distributor and Columbia Management have agreed to make Marketing Support Payments and Shareholder Services fees.

Your selling agent may charge you fees and commissions in addition to those described in this prospectus. You should consult with your selling agent and review carefully any disclosure your selling agent provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a selling agent and its financial advisors may have a financial incentive for recommending the Fund or a particular share class over others.

Buying, Selling and Exchanging Shares

Share Price Determination

The price you pay or receive when you buy, sell or exchange shares is the Fund’s next determined net asset value (or NAV) per share for a given share class. The Fund calculates the NAV per share for each class of shares of the Fund at the end of each business day.

FUNDamentalsTM
NAV Calculation

Each of the Fund’s share classes calculates its NAV as follows:

NAV=	(Value of assets of the share class) – (Liabilities of the share class)
Number of outstanding shares of the class

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FUNDamentalsTM
Business Days

A business day is any day that the New York Stock Exchange (NYSE) is open. A business day ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE closes early, the business day ends as of the time the NYSE closes. On holidays and other days when the NYSE is closed, the Fund’s NAV is not calculated and the Fund does not accept buy or sell orders. However, the value of the Fund’s assets may still be affected on such days to the extent that the Fund holds foreign securities that trade on days that foreign securities markets are open.

Equity securities are valued primarily on the basis of market quotations reported on stock exchanges and other securities markets around the world. If an equity security is listed on a national exchange, the security is valued at the closing price or, if the closing price is not readily available, the mean of the closing bid and asked prices. Certain equity securities, debt securities and other assets are valued differently. For instance, bank loans trading in the secondary market are valued primarily on the basis of indicative bids, fixed-income investments maturing in 60 days or less are valued primarily using the amortized cost method and those maturing in excess of 60 days are valued at the readily available market price, if available. Investments in other open-end funds are valued at their NAVs. Both market quotations and indicative bids are obtained from outside pricing services approved and monitored pursuant to a policy approved by the Fund’s Board. For money market Funds, the Fund’s investments are valued at amortized cost, which approximates market value.

If a market price isn’t readily available or is deemed not to reflect market value, the Fund will determine the price of the security held by the Fund based on a determination of the security’s fair value pursuant to a policy approved by the Fund’s Board. In addition, the Fund may use fair valuation to price securities that trade on a foreign exchange when a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated. Foreign exchanges typically close before the time at which Fund share prices are calculated, and may be closed altogether on some days when the Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) corporate actions, earnings announcements, litigation or other events impacting a single issuer; (2) governmental action that affects securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. The Fund uses various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a foreign security’s market price is readily available and reflective of market value and, if not, the fair value of the security.

To the extent the Fund has significant holdings of small cap stocks, high yield bonds, floating rate loans, or tax-exempt, foreign or other securities that may trade infrequently, fair valuation may be used more frequently than for other funds. Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when the Fund uses fair valuation to price securities, it may value those securities higher or lower than another fund would have priced the security. Also, the use of fair valuation may cause the Fund’s performance to diverge to a greater degree from the performance of various benchmarks used to compare the Fund’s performance because benchmarks generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate. The Fund has retained one or more independent fair valuation pricing services to assist in the fair valuation process for foreign securities.

Transaction Rules and Policies

The Fund, the Distributor or the Transfer Agent may refuse any order to buy or exchange shares. If this happens, the Fund will return any money it received, but no interest will be paid on that money.

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Order Processing

Orders to buy, sell or exchange Fund shares are processed on business days. Depending upon the class of shares, orders can be made by mail, by telephone or online. Orders received in “good form” by the Transfer Agent or your selling agent before the end of a business day are priced at the NAV per share of the Fund’s applicable share class on that day. Orders received after the end of a business day will receive the next business day’s NAV per share. When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives the order at its transaction processing center in Canton, Massachusetts, not the P.O. Box provided for regular mail delivery. The market value of the Fund’s investments may change between the time you submit your order and the time the Fund next calculates its NAV per share. The business day that applies to your order is also called the trade date.

“Good Form”

An order is in “good form” if the Transfer Agent or your selling agent has all of the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, “good form” means that your letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion Signature Guarantee (as described below) for amounts greater than $100,000 and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 800.345.6611.

Medallion Signature Guarantees

A Medallion Signature Guarantee helps assure that a signature is genuine and not a forgery. The selling agent providing the Medallion Signature Guarantee is financially liable for the transaction if the signature is a forgery.

A Medallion Signature Guarantee is required if:

•	The amount is greater than $100,000.

•	You want your check made payable to someone other than the registered account owner(s).

•	Your address of record has changed within the last 30 days.

•	You want the check mailed to an address other than the address of record.

•	You want the proceeds sent to a bank account not on file.

•	You are the beneficiary of the account and the account owner is deceased (additional documents may be required).

Customer Identification Program

Federal law requires the Fund to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals) and taxpayer or other government issued identification (e.g., social security number (SSN) or other taxpayer identification number (TIN)). If you fail to provide the requested information, the Fund may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if the Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Fund will not be liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

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Small Account Policy — Class A, Class B, Class C, Class T and Class Z Share Accounts Below the Minimum Account Balance

The Funds generally will automatically sell your shares if the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the applicable Minimum Account Balance. The Minimum Account Balance varies among Funds, share classes and types of accounts, as follows:

Minimum Account Balance

Minimum Account Balance
For all Funds, classes and account types except those listed below	$250 (None for accounts with Systematic Investment Plans)

Individual Retirement Accounts for all Funds and classes except those listed below	None

Columbia 120/20 Contrarian Equity Fund, Columbia Absolute Return Currency and Income Fund, Columbia Absolute Return Emerging Markets Macro Fund and Columbia Global Extended Alpha Fund	$5,000

Columbia Floating Rate Fund and Columbia Inflation Protected Securities Fund	$2,500

Class I, Class K , Class R, Class R4, Class R5, Class W and Class Y	N/A

If your shares are sold, the Transfer Agent will remit the sale proceeds to you. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will send you written notification in advance of any automatic sale, which will provide details on how you may avoid such an automatic sale. Generally, you may avoid such an automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another Fund in which you hold shares, or setting up a Systematic Investment Plan. For more information, contact the Transfer Agent or your selling agent. The Transfer Agent’s contact information (toll-free number and mailing address(es)) as well as the Funds’ website address can be found at the beginning of the section Choosing a Share Class.

The Fund also may sell your Fund shares if your selling agent tells us to sell your shares pursuant to arrangements made with you, and under certain other circumstances allowed under the 1940 Act.

Small Account Policy — Class A, Class B, Class C, Class T and Class Z Share Accounts Minimum Balance Fee

If the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the minimum initial investment requirement applicable to you for any reason, including as a result of market decline, your account generally will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of Fund shares in your account. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will reduce the expenses paid by the Fund by any amounts it collects from the assessment of this fee. For Funds that do not have transfer agency expenses against which to offset the amount collected through assessment of this fee, the fee will be paid directly to the Fund. The Transfer Agent will send you written notification in advance of assessing any fee, which will provide details on how you can avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your Fund account balance, consolidating your Fund accounts through an exchange of shares of another Fund in which you hold shares, or setting up a Systematic Investment Plan that

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invests at least monthly. For more information, contact the Transfer Agent or your selling agent. The Transfer Agent’s contact information (toll-free number and mailing address(es)) as well as the Funds’ website address can be found at the beginning of the section Choosing a Share Class.

The Funds reserve the right to lower the account size trigger point for the minimum balance fee in any year or for any class of shares when we believe it is appropriate to do so in light of declines in the market value of Fund shares, sales loads applicable to a particular class of shares, or for other reasons.

Exceptions to the Small Account Policy (Accounts Below Minimum Account Balance and Minimum Balance Fee)

The automatic sale of Fund shares of accounts under $250 and the annual minimum balance fee described above do not apply to shareholders of Class I, Class K, Class R, Class R4, Class R5, Class W and Class Y shares; shareholders holding their shares through broker-dealer networked accounts; wrap fee and omnibus accounts; accounts with active Systematic Investment Plans; certain qualified retirement plans; and health savings accounts. The automatic sale of Fund shares of accounts under the applicable Minimum Account Balance does not apply to individual retirement plans.

Small Account Policy — Broker-Dealer and Wrap Fee Accounts

The Funds may automatically redeem at any time broker-dealer networked accounts and wrap fee accounts that have account balances of $20 or less or have less than one share.

Information Sharing Agreements

As required by Rule 22c-2 under the 1940 Act, the Funds or certain of their service providers will enter into information sharing agreements with selling agents, including participating life insurance companies and selling agents that sponsor or offer retirement plans through which shares of the Funds are made available for purchase. Pursuant to Rule 22c-2, selling agents are required, upon request, to: (i) provide shareholder account and transaction information and (ii) execute instructions from the Fund to restrict or prohibit further purchases of Fund shares by shareholders who have been identified by the Fund as having engaged in transactions that violate the Fund’s excessive trading policies and procedures.

Excessive Trading Practices Policy of Non-Money Market Funds

Right to Reject or Restrict Share Transaction Orders — The Fund is intended for investors with long-term investment purposes and is not intended as a vehicle for frequent trading activity (market timing) that is excessive. Investors should transact in Fund shares primarily for investment purposes. The Board has adopted excessive trading policies and procedures that are designed to deter excessive trading by investors (the Excessive Trading Policies and Procedures). The Fund discourages and does not accommodate excessive trading.

The Fund reserves the right to reject, without any prior notice, any buy or exchange order for any reason, and will not be liable for any loss resulting from rejected orders. For example, the Fund may in its sole discretion restrict or reject a buy or exchange order even if the transaction is not subject to the specific exchange limitation described below if the Fund or its agents determine that accepting the order could interfere with efficient management of the Fund’s portfolio or is otherwise contrary to the Fund’s best interests. The Excessive Trading Policies and Procedures apply equally to buy or exchange transactions communicated directly to the Transfer Agent and to those received by selling agents.

Specific Buying and Exchanging Limitations — If a Fund detects that an investor has made two “material round trips” in any 28-day period, it will generally reject the investor’s future buy orders, including exchange buy orders, involving any Fund.

For these purposes, a “round trip” is a purchase or exchange into the Fund followed by a sale or exchange out of the Fund, or a sale or exchange out of the Fund followed by a purchase or exchange into the Fund. A “material” round trip is one that is deemed by the Fund to be material in terms of its amount or its potential

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detrimental impact on the Fund. Independent of this limit, the Fund may, in its sole discretion, reject future buy orders by any person, group or account that appears to have engaged in any type of excessive trading activity.

These limits generally do not apply to automated transactions or transactions by registered investment companies that invest in the Fund using a “fund-of-funds” structure. These limits do not apply to payroll deduction contributions by retirement plan participants, transactions initiated by a retirement plan sponsor or certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions. They may be modified or rescinded for accounts held by certain retirement plans to conform to plan limits, for considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs. Accounts known to be under common ownership or control generally will be counted together, but accounts maintained or managed by a common intermediary generally will not be considered to be under common ownership or control. The Fund retains the right to modify these restrictions at any time without prior notice to shareholders. In addition, the Fund may, in its sole discretion, reinstate trading privileges that have been revoked under the Fund’s excessive trading policies.

Limitations on the Ability to Detect and Prevent Excessive Trading Practices — The Fund takes various steps designed to detect and prevent excessive trading, including daily review of available shareholder transaction information. However, the Fund receives buy, sell and exchange orders through selling agents, and cannot always know of or reasonably detect excessive trading that may be facilitated by selling agents or by the use of the omnibus account arrangements they offer. Omnibus account arrangements are common forms of holding shares of mutual funds, particularly among certain selling agents such as broker-dealers, retirement plans and variable insurance products. These arrangements often permit selling agents to aggregate their clients’ transactions and accounts, and in these circumstances, the identity of the shareholders is often not known to the Fund.

Some selling agents apply their own restrictions or policies to underlying investor accounts, which may be more or less restrictive than those described here. This may impact the Fund’s ability to curtail excessive trading, even where it is identified. For these and other reasons, it is possible that excessive trading may occur despite the Fund’s efforts to detect and prevent it.

Although these restrictions and policies involve judgments that are inherently subjective and may involve some selectivity in their application, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders in making any such judgments.

Risks of Excessive Trading — Excessive trading creates certain risks to the Fund’s long-term shareholders and may create the following adverse effects:

•	negative impact on the Fund’s performance;

•	potential dilution of the value of the Fund’s shares;

•

interference with the efficient management of the Fund’s portfolio, such as the need to maintain undesirably large cash positions, the need to use its line of credit or the need to buy or sell securities it otherwise would not have bought or sold;

•	losses on the sale of investments resulting from the need to sell securities at less favorable prices;

•	increased taxable gains to the Fund’s remaining shareholders resulting from the need to sell securities to meet sell orders; and

•	increased brokerage and administrative costs.

To the extent that the Fund invests significantly in foreign securities traded on markets that close before the Fund’s valuation time, it may be particularly susceptible to dilution as a result of excessive trading. Because

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events may occur after the close of foreign markets and before the Fund’s valuation time that influence the value of foreign securities, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of foreign securities as of the Fund’s valuation time. This is often referred to as price arbitrage. The Fund has adopted procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what the Fund believes to be the fair value of those securities as of its valuation time. To the extent the adjustments don’t work fully, investors engaging in price arbitrage may cause dilution in the value of the Fund’s shares held by other shareholders.

Similarly, to the extent that the Fund invests significantly in thinly traded high-yield bonds (junk bonds) or equity securities of small-capitalization companies, because these securities are often traded infrequently, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities. This is also a type of price arbitrage. Any such frequent trading strategies may interfere with efficient management of the Fund’s portfolio to a greater degree than would be the case for mutual funds that invest in highly liquid securities, in part because the Fund may have difficulty selling those portfolio securities at advantageous times or prices to satisfy large and/or frequent sell orders. Any successful price arbitrage may also cause dilution in the value of Fund shares held by other shareholders.

Excessive Trading Practices Policy of Money Market Funds

The money market Funds are designed to offer investors a liquid cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of money market Fund shares. However, since frequent purchases and sales of money market Fund shares could in certain instances harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with the money market Funds) and disrupting portfolio management strategies, each of the money market Funds reserves the right, but has no obligation, to reject any purchase or exchange transaction at any time. Except as expressly described in this prospectus (such as minimum purchase amounts), the money market Funds have no limits on buy or exchange transactions. In addition, each of the money market Funds reserve the right to impose or modify restrictions on purchases, exchanges or trading of the Fund shares at any time.

Opening an Account and Placing Orders

We encourage you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling agent. As described below, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, by telephone or online.

The Funds are generally available directly and through broker-dealers, banks and other selling agents or institutions, and through certain qualified and non-qualified plans, wrap fee products or other investment products sponsored by selling agents. You may exchange or sell shares through your selling agent. If you maintain your account directly with your selling agent, you must contact that agent to process your transaction.

Not all selling agents offer the Funds and certain selling agents that offer the Funds may not offer all Funds on all investment platforms or programs. Please consult with your financial advisor to determine the availability of the Funds. If you set up an account at a selling agent that does not have, and is unable to obtain, a selling agreement with the Distributor, you will not be able to transfer Fund holdings to that account. In that event, you must either maintain your Fund holdings with your current selling agent, find another selling agent with a selling agreement, or sell your Fund shares, paying any applicable CDSC. Please be aware that transactions in taxable accounts are taxable events and may result in income tax liability.

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Selling agents that offer the Funds may charge you additional fees for the services they provide and they may have different policies that are not described in this prospectus. Some policy differences may include different minimum investment amounts, exchange privileges, Fund choices and cutoff times for investments. Additionally, recordkeeping, transaction processing and payments of distributions relating to your account may be performed by the selling agents through which your shares of the Fund are held. Since the Fund (and its service providers) may not have a record of your account transactions, you should always contact the financial advisor employed by the selling agent through which you purchased or at which you maintain your shares of the Fund to make changes to your account or to give instructions concerning your account, or to obtain information about your account. The Fund and its service providers, including the Distributor and the Transfer Agent, are not responsible for the failure of one of these selling agents to carry out its obligations to its customers.

The Fund may engage selling agents to receive purchase orders and exchange (and sale) orders on its behalf. Accounts established directly with the Fund will be serviced by the Transfer Agent. The Funds, the Transfer Agent and the Distributor do not provide investment advice.

Accounts Established Directly with the Fund

You or the financial advisor through which you buy shares may establish an account with the Fund. To do so, complete a Fund account application with your financial advisor or investment professional, and mail the account application to the Transfer Agent. Account applications may be obtained at www.columbiamanagement.com or may be requested by calling 800.345.6611. Make your check payable to the Fund. You will be assessed a $15 fee for any checks rejected by your financial institution due to insufficient funds or other reasons. The Funds do not accept cash, credit card convenience checks, money orders, traveler’s checks, starter checks, third or fourth party checks, or other cash equivalents.

Mail your check and completed application to the Transfer Agent at its address that can be found at the beginning of the section Choosing a Share Class. You may also use these addresses to request an exchange or redemption of Fund shares. When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives the order at its transaction processing center in Canton, Massachusetts, not the P.O. Box provided for regular mail delivery.

You will be sent a statement confirming your purchase and any subsequent transactions in your account. You will also be sent quarterly and annual statements detailing your transactions in the Fund and the other Funds you own under the same account number. Duplicate quarterly account statements for the current year and duplicate annual statements for the most recent prior calendar year will be sent to you free of charge. Copies of year-end statements for prior years are available for a fee. Please contact the Transfer Agent for more information.

Written Transactions

Once you have an account, you can communicate written buy, sell or exchange orders to the Transfer Agent at its address that can be found at the beginning of the section Choosing a Share Class. When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives the order at its transaction processing center in Canton, Massachusetts, not the P.O. Box provided for regular mail delivery.

Include in your letter: your name; the name of the Fund(s); your account number; the class of shares to be exchanged or sold; your SSN or other TIN; the dollar amount or number of shares you want to exchange or sell; specific instructions regarding delivery or exchange destination; signature(s) of registered account owner(s); and any special documents the Transfer Agent may require in order to process your order.

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Corporate, trust or partnership accounts may need to send additional documents. Payment will be mailed to the address of record and made payable to the names listed on the account, unless your request specifies differently and is signed by all owners.

Telephone Transactions

For Class A, Class B, Class C, Class R, Class T, Class Y and Class Z shares, once you have an account, you may place orders to buy, sell or exchange shares by telephone. To place orders by telephone, call 800.422.3737. Have your account number and SSN or TIN available when calling.

You can sell via the telephone, by electronic funds transfer or by check to the address of record, up to and including an aggregate of $100,000 of shares per day, per Fund account, if you qualify for telephone orders. Wire redemptions requested via the telephone are subject to a maximum of $3 million of shares per day, per Fund. You can buy up to and including $100,000 of shares per day, per Fund account through your bank account as an ACH transaction via the telephone if you qualify for telephone orders.

Telephone orders may not be as secure as written orders. The Fund will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. However, the Fund and its agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.

Online Transactions

For Class A, Class B, Class C, Class R, Class T, Class Y and Class Z shares, once you have an account, you may contact the Transfer Agent at 800.345.6611 for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and to establish and utilize a password in order to access online account services. You can sell up to and including an aggregate of $100,000 of shares per day, per Fund account through the internet if you qualify for internet orders.

Wire Transactions

You may buy (or redeem) Class A, Class B (redemptions only), Class C, Class T, Class W (redeem only), Class Y and Class Z shares of a Fund by wiring money from (or to) your bank account to (or from) your Fund account by calling the Transfer Agent at 800.422.3737. You must set up this feature prior to your request unless you are submitting your request in writing with a Medallion Signature Guarantee. The Transfer Agent charges a fee for shares sold by Fedwire. The Transfer Agent may waive the fee for certain accounts. In the case of a redemption, the receiving bank may charge an additional fee. The minimum amount that can be redeemed by wire is $500. The maximum amount that can be redeemed over the telephone is $3 million per day, per Fund account.

Electronic Funds Transfer

You may buy (or redeem) Class A, Class B (redemptions only), Class C, Class T, Class Y and Class Z shares of a Fund by electronically transferring money from (or to) your bank account to (or from) your Fund account by calling the Transfer Agent at 800.422.3737. An electronic funds transfer may take up to three business days to settle and be considered in “good form.” You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

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Important: Payments sent by electronic fund transfers, a bank authorization, or check that are not guaranteed may take up to 10 or more days to clear. If you request a redemption before the purchase funds clear, this may cause your redemption request to fail to process if the requested amount includes unguaranteed funds. If you purchased your shares by check or from your bank account as an ACH transaction, the Fund may hold the redemption proceeds when you sell those shares for a period of time after the trade date of the purchase.

Buying Shares

Eligible Investors

Class A and Class C Shares

Class A and Class C shares are available to the general public for investment. Once you have opened an account, you can buy Class A and Class C shares in a lump sum, through our Systematic Investment Plan, by dividend diversification, by wire or by electronic funds transfer. For money market Funds, new investments must be made in Class A, Class I, Class W or Class Z shares, subject to eligibility. Class C and Class R shares of the money market Funds are available as a new investment only to investors in the Distributor’s proprietary 401(k) products, provided that such investor is eligible to invest in the class and transact directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper. The money market Funds offer other classes of shares only to facilitate exchanges with other Funds offering these classes of shares.

Class B Shares (Closed)

The Funds no longer accept investments from new or existing investors in Class B shares, except for certain limited transactions involving existing investors in Class B shares as described in more detail below.

Additional Class B shares will be issued only to existing investors in Class B shares and only through the following two types of transactions (Qualifying Transactions):

•	Dividend and/or capital gain distributions may continue to be reinvested in Class B shares of a Fund.

•

Shareholders invested in Class B shares of a Fund may exchange those shares for Class B shares of other Funds offering such shares. Certain exceptions apply, including that not all Funds may permit exchanges.

Any initial purchase orders for the Fund’s Class B shares will be rejected (other than through a Qualifying Transaction that is an exchange transaction).

Unless contrary instructions are received in advance by the Fund, any purchase orders (except those submitted by a selling agent through the National Securities Clearing Corporation (NSCC) as described in more detail below) that are orders for additional Class B shares of the Fund received from existing investors in Class B shares, including orders made through an active systematic investment plan, will automatically be invested in Class A shares of the Fund, without regard to the normal minimum initial investment requirement for Class A shares, but subject to the front-end sales charge that generally applies to Class A shares. See Choosing a Share Class – Sales Charges and Commissions – Class A Shares – Front-End Sales Charge for additional information. Your selling agent may have different policies not described here, including a policy to reject purchase orders for a Fund’s Class B shares or to automatically invest the purchase amount in a money market Fund. Please consult your selling agent to understand their policy.

Additional purchase orders for a Fund’s Class B shares by an existing Class B shareholder, submitted by such shareholder’s selling agent through the NSCC, will be rejected due to operational limitations of the NSCC. Investors should consult their selling agent if they wish to invest in the Fund by purchasing a share class of the Fund other than Class B shares.

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Dividend and/or capital gain distributions from Class B shares of a Fund will not be automatically invested in Class B shares of another Fund. Unless contrary instructions are received in advance of the date of declaration, such dividend and/or capital gain distributions from Class B shares of a Fund will be reinvested in Class B shares of the same Fund that is making the distribution.

Class I Shares

Class I shares are available only to the Funds (i.e., fund-of-fund investments).

Class K Shares (Closed)

Class K Shares are closed to new investors and new accounts, subject to certain limited exceptions described below. Shareholders who opened and funded a Class K account with the Fund as of the close of business on December 31, 2010 (including accounts once funded that subsequently reached a zero balance) may continue to make additional purchases of Class K shares. Plans may continue to make additional purchases of Fund shares and add new participants, and new plans sponsored by the same or an affiliated sponsor may invest in the Fund (and add new participants) if an initial plan so sponsored invested in the Fund as of December 31, 2010 (or had approved the Fund as an investment option as of December 31, 2010 and funded its initial account with the Fund prior to March 31, 2011) and holds Fund shares at the plan level.

An order to purchase Class K shares received by the Fund or the Transfer Agent after the close of business on December 31, 2010 (other than as described above) from a new investor or a new account that is not eligible to purchase shares will be refused by the Fund and the Transfer Agent and any money that the Fund or the Transfer Agent received with the order will be returned to the investor or the selling agent, as appropriate, without interest.

Class K shares are designed for qualified employee benefit plans, trust companies or similar institutions, charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, state sponsored college savings plans established under Section 529 of the Internal Revenue Code, and health savings accounts created pursuant to public law 108-173. Class K shares may be purchased, sold or exchanged only through the Distributor or an authorized selling agent.

Prior to October 25, 2012, Class K shares were named Class R4 shares.

Class R Shares

Class R shares are available only through eligible health savings accounts sponsored by third party platforms, including those sponsored by Ameriprise Financial affiliates, eligible retirement plans and, in the sole discretion of the Distributor, other types of retirement accounts held through platforms maintained by selling agents approved by the Distributor. Eligible retirement plans include any retirement plan other than individual 403(b) plans. Class R shares are generally not available for investment through retail nonretirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, Simple IRAs or 529 tuition programs. Contact the Transfer Agent or your retirement plan or health savings account administrator for more information about investing in Class R shares.

Class R4 Shares

Effective November 8, 2012, Class R4 shares are available only to omnibus retirement plans, trust companies or similar institutions, 501(c)(3) charitable organizations, 529 plans and health savings accounts. Prior to November 8, 2012, Class R4 shares were closed to new investors and new accounts, subject to certain exceptions.

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Prior to October 31, 2012, Class K shares were named Class R4 shares.

Class R5 Shares

Effective November 8, 2012, Class R5 shares are available only to (i) registered investment advisers that clear Fund share transactions for their client or customer accounts through designated mutual fund trading platforms that have been granted specific written authorization from the Transfer Agent with respect to Class R5 eligibility apart from selling, servicing or similar agreements and (ii) omnibus retirement plans. Prior to November 8, 2012, Class R5 shares were closed to new investors and new accounts, subject to certain exceptions. Existing shareholders who do not satisfy the new eligibility requirements for investment in Class R5 may not establish new Class R5 accounts but may continue to make additional purchases of Class R5 shares in accounts opened and funded prior to November 8, 2012; provided, however, that investment advisory programs and similar programs that opened a Class R5 account as of May 1, 2010, and continuously hold Class R5 shares in such account after such date, may generally not only continue to make additional purchases of Class R5 shares but also open new Class R5 accounts and add new shareholders in the program.

Class T Shares

Class T shares are available only to investors who received (and who have continuously held) Class T shares in connection with the merger of certain Galaxy funds into various Legacy Columbia Funds (formerly named Liberty funds).

Class W Shares

Class W shares are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs. Class W shares may be purchased, sold or exchanged only through the Distributor or an authorized selling agent. Shares originally purchased in a discretionary managed account may continue to be held in Class W outside of a discretionary managed account, but no additional Class W purchases may be made and no exchanges to Class W shares of another Fund may be made outside of a discretionary managed account.

Class Y Shares

Effective November 8, 2012, Class Y shares, except as noted below, are available only to (i) omnibus retirement plans with plan assets of at least $10 million as of the date of funding the Fund account; and (ii) omnibus retirement plans with plan assets of less than $10 million as of the date of funding the Fund account, provided that such plans invest $500,000 or more in Class Y shares of the Fund. As with other minimum initial investment requirements, the Distributor may, in its sole discretion, waive the minimum initial investment requirement for Class Y shares.

Prior to November 8, 2012, Class Y shares were offered only to certain former shareholders of series of the former Columbia Funds Institutional Trust (together, Former CFIT Shareholders). Former CFIT Shareholders who opened and funded a Class Y account with a Fund as of the close of business on November 7, 2012 may continue to make additional purchases of Class Y shares even if they do not satisfy the current eligibility requirements but may not establish new Class Y shares accounts and will not be eligible to exchange Class Y shares of a Fund into Class Y shares of other Funds. Former CFIT Shareholders may exchange Class Y shares of a Fund for Class Z shares of the same Fund or Class Z shares of another Fund, subject to applicable minimum investments.

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Class Z Shares

Class Z shares are available only to the categories of eligible investors described below under Class Z Shares Minimum Initial Investments. Effective March 29, 2013, selling agents that clear Fund share transactions through designated mutual fund trading platforms that have been given specific written notice from the Transfer Agent of the termination of their eligibility for new purchases of Class Z shares and omnibus retirement plans are not permitted to establish new Class Z accounts, subject to certain exceptions described below.

Effective March 29, 2013, omnibus retirement plans are not permitted to establish new Class Z accounts, other than pursuant to the following exceptions. Omnibus retirement plans that opened and funded a Class Z account with the Fund as of the close of business on March 28, 2013, and continuously hold Class Z shares in such account after March 28, 2013, may continue to make additional purchases of Class Z shares, open new Class Z accounts and add new participants, In addition, an omnibus retirement plan may, in the sole discretion of the Distributor, open new Class Z accounts for a Fund after March 28, 2013 if the plan’s sponsor or an affiliated sponsor opened a Class Z account for another omnibus retirement plan on or before March 28, 2013. If an omnibus retirement plan invested in Class Z shares changes recordkeepers after March 28, 2013, any new accounts established for that plan may not be established in Class Z shares but such a plan may establish new accounts in a different share class for which the plan is eligible. The Distributor may, in its sole discretion, delay the funding requirement described above for omnibus retirement plans to allow an omnibus retirement plan that opened a Class Z account (the initial Class Z account) with the Fund as of the close of business on March 28, 2013 to make additional purchases of Class Z shares, open new Class Z accounts and add new participants after March 28, 2013 so long as the initial Class Z account is funded by June 30, 2013.

Effective March 29, 2013, accounts of selling agents (other than omnibus retirement plans, which are discussed above) that clear Fund share transactions for their client or customer accounts through designated mutual fund trading platforms that have received specific written notice from the Transfer Agent of the termination of their eligibility for new purchases of Class Z shares will not be permitted to establish new Class Z accounts or make additional purchases of Class Z shares (other than through reinvestment of distributions).

Additional Eligible Investors

In addition, the Distributor, in its sole discretion, may accept investments in any share class from investors other than those listed in this prospectus.

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Minimum Initial Investments

The table below shows the Fund’s minimum initial investment requirements, which may vary by Fund, class and type of account.

Minimum Initial Investment

	Minimum Initial Investment(a)		Minimum Initial Investment for Accounts with Systematic Investment Plans
For all Funds, classes and account types except those listed below	$2,000		$100	(b)

Individual Retirement Accounts for all Funds and classes except those listed below	$1,000		$100	(c)

Columbia 120/20 Contrarian Equity Fund, Columbia Absolute Return Currency and Income Fund, Columbia Absolute Return Emerging Markets Macro Fund and Columbia Global Extended Alpha Fund	$10,000		$10,000

Columbia Floating Rate Fund and Columbia Inflation Protected Securities Fund	$5,000		$5,000

Class I, Class K, Class R, Class R4 and Class R5	None		None

Class W	$500		$500

Class Y	variable	(d)	N/A

Class Z	variable	(e)	variable	(e)

(a)

If your Class A, Class B, Class C, Class T or Class Z shares account balance falls below the minimum initial investment amount for any reason, including a market decline, you may be asked to increase it to the minimum initial investment amount or establish a Systematic Investment Plan. If you do not do so, your account will be subject to a $20 annual low balance fee and/or shares may be automatically redeemed and the proceeds mailed to you if the account falls below the minimum account balance. See Buying, Selling and Exchanging Shares – Transaction Rules and Policies above.

(b)	Money market Funds – $2,000
(c)	Money market Funds – $1,000
(d)

There is no minimum initial investment in Class Y shares for omnibus retirement plans with plan assets of at least $10 million as of the date of funding the Fund account. The minimum initial investment in Class Y shares for omnibus retirement plans with plan assets of less than $10 million as of the date of funding is $500,000.

(e)	The minimum initial investment amount for Class Z shares is $0, $1,000 or $2,000 depending upon the category of eligible investor. See – Class Z Shares Minimum Initial Investments below.

The minimum initial investment requirements may be waived for accounts that are managed by an investment professional, for accounts held in approved discretionary or non-discretionary wrap programs, or for accounts that are a part of an employer-sponsored retirement plan. The Distributor, in its discretion, may also waive minimum initial investment requirements for other account types.

Each Fund reserves the right to modify its minimum investment and related requirements at any time, with or without prior notice. If your account is closed and then re-opened with a systematic investment plan, your account must meet the then-current applicable minimum initial investment.

Class Z Shares Minimum Initial Investments

There is no minimum initial investment in Class Z shares for the following categories of eligible investors:

•

Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Columbia Management Individual Retirement Account, from any deferred compensation plan which was a

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shareholder of any of the Funds of Columbia Acorn Trust on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the Funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover.

•	Any health savings account sponsored by a third party platform.

•

Any investor participating in a wrap program sponsored by a selling agent or other entity that is paid an asset-based fee by the investor and that is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

The minimum initial investment in Class Z shares for the following eligible investors is $1,000:

•

Any individual retirement plan for which a selling agent or other entity provides services and is not compensated by the Fund for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

•

Any employee of Columbia Management Investment Advisers, LLC, Distributor or Transfer Agent and immediate family members of any of the foregoing who share the same address and any persons employed as of April 30, 2010 by the Legacy Columbia Funds’ former investment manager, distributor or transfer agent and immediate family members of any of the foregoing who share the same address are eligible to make new and subsequent purchases in Class Z shares through an individual retirement account. If you maintain your account with a selling agent, you must contact that selling agent each time you seek to purchase shares to notify them that you qualify for Class Z shares.

The minimum initial investment in Class Z shares for the following categories of eligible investors is $2,000:

•

Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of another fund distributed by the Distributor (i) who holds Class Z shares; (ii) who held Primary A shares prior to the share class redesignation of Primary A shares as Class Z shares that occurred on August 22, 2005; (iii) who holds Class A shares that were obtained by an exchange of Class Z shares; or (iv) who bought shares of certain mutual funds that were not subject to sales charges and that merged with a Legacy Columbia Fund distributed by the Distributor.

•

Any investor participating in an account offered by a selling agent or other entity that provides services to such an account, is paid an asset-based fee by the investor and is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent (each investor buying shares through a selling agent must independently satisfy the minimum investment requirement noted above).

•

Any institutional investor who is a corporation, partnership, trust, foundation, endowment, institution, government entity, or similar organization, which meets the respective qualifications for an accredited investor, as defined under the Securities Act of 1933.

•

Certain financial institutions and intermediaries, such as insurance companies, trust companies, banks, endowments, investment companies or foundations, buying shares for their own account, including Ameriprise Financial and its affiliates and/or subsidiaries.

•

Any employee of Columbia Management, Distributor or Transfer Agent and immediate family members of any of the foregoing who share the same address and any persons employed as of April 30, 2010 by the Legacy Columbia Funds’ former investment manager, distributor or transfer agent and immediate family members of any of the foregoing who share the same address are eligible to make new and subsequent purchases in Class Z shares through a non-retirement account. If you maintain your account with a selling agent, you must contact that selling agent each time you seek to purchase shares to notify them that you qualify for Class Z shares.

•	Certain other investors as set forth in more detail in the SAI.

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Systematic Investment Plan

The Systematic Investment Plan allows you to schedule regular purchases via automatic transfers from your bank account to the Fund on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your selling agent to set up the plan. Systematic Investment Plans may not be available for all share classes.

Dividend Diversification

Generally, you may automatically invest distributions made by another Fund into the same class of shares (and in some cases certain other classes of shares) of a Fund at no additional sales charge. A sales charge may apply when you invest distributions made with respect to shares that were not subject to a sales charge at the time of your initial purchase. Call the Transfer Agent at 800.345.6611 for details.

Other Purchase Rules You Should Know

•

Once the Transfer Agent or your selling agent receives your buy order in “good form,” your purchase will be made at the next calculated public offering price per share, which is the net asset value per share plus any sales charge that applies.

•	You generally buy Class A and Class T shares at the public offering price per share because purchases of these share classes are generally subject to a front-end sales charge.

•

You buy Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class W, Class Y and Class Z shares at net asset value per share because no front-end sales charge applies to purchases of these share classes.

•

The Distributor and the Transfer Agent reserve the right to cancel your order if the Fund doesn’t receive payment within three business days of receiving your buy order. The Fund will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

•	Selling agents are responsible for sending your buy orders to the Transfer Agent and ensuring that we receive your money on time.

•	Shares purchased are recorded on the books of the Fund. The Fund doesn’t issue certificates.

Selling Shares

When you sell your shares, the Fund is effectively buying them back from you. This is called a redemption. You may sell your shares at any time. The payment will be sent within seven days after your request is received in “good form.” When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in “good form,” minus any applicable CDSC.

Systematic Withdrawal Plan

The Systematic Withdrawal Plan allows you to schedule regular redemptions from your Class A, Class B, Class C, Class T, Class W, Class Y and/or Class Z shares account any day of the month on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan. To set up the plan, your account balance must meet the class minimum initial investment amount. All dividend and capital gain distributions must be reinvested to set up the plan. A Systematic Withdrawal Plan cannot be set up on an account that already has a Systematic Investment Plan established. If you set up the plan after you’ve opened your account, we may require your signature to be Medallion Signature Guaranteed.

You can choose to receive your withdrawals via check or direct deposit into your bank account. The Fund will deduct any applicable CDSC from the withdrawals before sending the balance to you. You can cancel the

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plan by giving the Fund 30 days notice in writing or by calling the Transfer Agent at 800.422.3737. It’s important to remember that if you withdraw more than your investment in the Fund is earning, you’ll eventually withdraw your entire investment.

Check Redemption Service (for Money Market Funds)

Class A and Class Z shares of the money market Funds offer check writing privileges. If you have $2,000 in a money market Fund, you may request checks which may be drawn against your account. The amount of any check drawn against your money market Fund must be at least $100. You can elect this service on your initial application or thereafter. Call 800.345.6611 for the appropriate forms to establish this service. If you own Class A shares that were originally purchased in another Fund at NAV because of the size of the purchase, and then exchanged into a money market Fund, check redemptions may be subject to a CDSC. A $15 charge will be assessed for any stop payment order requested by you or any overdraft in connection with checks written against your money market Fund account. Note that a Medallion Signature Guarantee is required if this service is established after the account is opened.

In-Kind Redemptions

The Fund reserves the right to honor redemption orders with in-kind distributions of portfolio securities instead of cash. In the event the Fund distributed portfolio securities in-kind, you may incur the brokerage and transaction costs associated with converting the portfolio securities you receive into cash. Also, the portfolio securities you receive may increase or decrease in value before you convert them into cash. For U.S. federal income tax purposes redemptions paid in securities are generally treated the same as redemptions paid in cash.

Other Redemption Rules You Should Know

•

Once the Transfer Agent or your selling agent receives your sell order in “good form,” your shares will be sold at the next calculated NAV per share. Any applicable CDSC will be deducted from the amount you’re selling and the balance will be remitted to you.

•

If you sell your shares directly through the Funds, we will normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Transfer Agent or your selling agent receives your order in “good form.”

•

If you sell your shares through a selling agent, the Funds will normally send the sale proceeds by Fedwire within three business days after the Transfer Agent or your selling agent receives your order in “good form.”

•

If you paid for your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, the Funds will hold the sale proceeds when you sell those shares for a period of time after the trade date of the purchase.

•	No interest will be paid on uncashed redemption checks.

•

The Funds can delay payment of the redemption proceeds for up to seven days and may suspend redemptions and/or further postpone payment of redemption proceeds when the NYSE is closed or during emergency circumstances as determined by the SEC.

•	Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

•	Also keep in mind the Funds’ Small Account Policy, which is described above in Buying, Selling and Exchanging Shares – Transaction Rules and Policies.

•	The Fund reserves the right to redeem your shares if your account falls below the Fund’s minimum initial investment requirement.

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Exchanging Shares

You can generally sell shares of a Fund to buy shares of another Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective, principal investment strategies, risks, fees and expenses of, the Fund into which you are exchanging. You may be subject to a sales charge if you exchange from a money market Fund or any other Fund that does not charge a front-end sales charge into a non-money market Fund. If you hold your Fund shares through certain selling agents, including Ameriprise Financial Services, Inc., you may have limited exchangeability among the Funds. Please contact your selling agent for more information.

You can generally make exchanges between like share classes of any Fund and, subject to eligibility requirements, other share classes of any Fund. Some exceptions apply. Although the Funds allow certain exchanges from one share class to another share class with higher expenses, you should consider the expenses of each class before making such an exchange.

Systematic Exchanges

You may buy Class A, Class C, Class T, Class W, Class Y and/or Class Z shares of a Fund by exchanging each month from another Fund for shares of the same class of the Fund at no additional cost, subject to the following exchange amount minimums: $50 each month for individual retirement accounts (i.e. tax qualified accounts); and $100 each month for non-retirement accounts. Contact the Transfer Agent or your selling agent to set up the plan. If you set up your plan to exchange more than $100,000 each month, you must obtain a Medallion Signature Guarantee.

Exchanges will continue as long as your balance is sufficient to complete the systematic monthly transfers, subject to the Funds’ Small Account Policy described above in Buying, Selling and Exchanging Shares – Transaction Rules and Policies. You may terminate the program or change the amount you would like to exchange (subject to the $50 and $100 minimum requirements noted immediately above) by calling the Transfer Agent at 800.345.6611. A sales charge may apply when you exchange shares of a Fund that were not assessed a sales charge at the time of your initial purchase.

Other Exchange Rules You Should Know

•	Exchanges are made at the NAV next calculated after your exchange order is received in “good form.”

•	Once the Fund receives your exchange request, you cannot cancel it after the market closes.

•

The rules for buying shares of a Fund generally apply to exchanges into that Fund, including, if your exchange creates a new Fund account, it must satisfy the minimum investment amount, unless a waiver applies.

•	Shares of the purchased Fund may not be used on the same day for another exchange or sale.

•

If you exchange shares from Class A shares of a money market Fund to a non-money market Fund, any further exchanges must be between shares of the same class. For example, if you exchange from Class A shares of a money market Fund into Class C shares of a non-money market Fund, you may not exchange from Class C shares of that non-money market Fund back to Class A shares of a money market Fund.

•

A sales charge may apply when you exchange shares of a Fund that were not assessed a sales charge at the time of your initial purchase. For example, if your initial investment was in a money market Fund and you exchange into a non-money market Fund, your transaction is subject to a front-end sales charge if you exchange into Class A shares and to a CDSC if you exchange into Class C shares of the Funds.

•

If your initial investment was in Class A shares of a non-money market Fund and you exchange shares into a money market Fund, you may exchange that amount to another Fund, including dividends earned on that amount, without paying a sales charge.

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•

If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange of those shares. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC imposed at that time will be based on the period that begins when you bought shares of the original Fund and ends when you sell the shares of the Fund you received from the exchange. The applicable CDSC will be the CDSC of the original Fund.

•	You may make exchanges only into a Fund that is legally offered and sold in your state of residence. Contact the Transfer Agent or your selling agent for more information.

•	You generally may make an exchange only into a Fund that is accepting investments.

•	The Fund may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

•	Unless your account is part of a tax-advantaged arrangement, an exchange for shares of another Fund is a taxable event, and you may recognize a gain or loss for tax purposes.

•	Changing your investment to a different Fund will be treated as a sale and purchase, and you will be subject to applicable taxes on the sale and sales charges on the purchase of the new Fund.

•

You may generally exchange Class T shares of a Fund for Class A shares of another Fund if the other Fund does not offer Class T shares. Class T shares exchanged into Class A shares cannot be exchanged back into Class T shares.

•	Class W shares originally purchased, but no longer held, in a discretionary managed account, may not be exchanged for Class W shares of another Fund

•	Class Z shares of a Fund may be exchanged for Class A or Class Z shares of another Fund.

•	Former CFIT Shareholders may not exchange Class Y shares of a Fund into Class Y shares of another Fund.

Same-Fund Exchange Privilege

Certain shareholders of a Fund may be or become eligible to invest in other classes of shares of the same Fund. Upon a determination of such eligibility, such shareholders may be eligible to exchange their shares for shares of the other share class, if offered. Such exchanges include exchanges of shares of one class for shares of another share class with higher expenses. Before making such an exchange, you should consider the expenses of each class. Investors should contact their selling agents to learn more about the details of exchange privilege.

Note the following rules relating to same-Fund exchanges:

•	No sales charges or other charges will apply to any such exchange, except that when Class B shares are exchanged, any CDSC applicable to Class B shares will be applied.

•	Ordinarily, shareholders will not recognize a gain or loss for U.S. federal income tax purposes upon such an exchange. You should consult your tax advisor about your particular exchanges.

Distributions and Taxes

Distributions to Shareholders

A mutual fund can make money two ways:

•	It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.

•

A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than it originally paid. Capital gains are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term gains) or more than one year (long-term gains).

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FUNDamentalsTM
Distributions

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund’s distributed income, including capital gains. Reinvesting your distributions buys you more shares of a fund – which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you’ll earn more money if you reinvest your distributions rather than receive them in cash.

The Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal excise tax. The Fund generally intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year. Normally, the Fund will declare and pay distributions of net investment income according to the following schedule:

Declaration and Distribution Schedule

Declarations	quarterly
Distributions	quarterly

The Fund may, however, declare or pay distributions of net investment income more frequently.

Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

The Fund generally pays cash distributions within five business days after the distribution was declared (or, if the Fund declares distributions daily, within five business days after the end of the month in which the distribution was declared). If you sell all of your shares after the record date, but before the payment date, for a distribution, you’ll normally receive that distribution in cash within five business days after the sale was made.

The Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash (the selling agent through which you purchased shares may have different policies). You can do this by contacting the Funds at the addresses and telephone numbers listed at the beginning of the section entitled Choosing a Share Class. No sales charges apply to the purchase or sale of such shares.

For accounts held directly with the Fund, distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

Unless you are a tax-exempt investor or holding Fund shares through a tax-advantaged account (such as a 401(k) plan or IRA), you should consider avoiding buying Fund shares shortly before the Fund makes a distribution (other than distributions of net investment income that are declared daily) of net investment income or net realized capital gain, because doing so can cost you money in taxes to the extent the distribution consists of taxable income or gains. This is because you will, in effect, receive part of your purchase price back in the distribution. This is known as “buying a dividend.” To avoid “buying a dividend,” before you invest check the Fund’s distribution schedule, which is available at the Funds’ website and/or by calling the Funds’ telephone number listed at the beginning of the section entitled Choosing a Share Class.

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If you buy shares of the Fund when it holds securities with unrealized capital gain, you may, in effect, receive part of your purchase price back if and when the Fund sells those securities and distributes any net realized capital gain. Any such distribution is generally subject to tax. The Fund may have, or may build up over time, high levels of unrealized capital gain. If you buy shares of the Fund when it has capital loss carryforwards, the Fund may have the ability to offset capital gains realized by the Fund that otherwise would have been distributed to shareholders. These losses may be subject to certain limitations.

Taxes and Your Investment

You should be aware of the following considerations applicable to all Funds (unless otherwise noted):

•

The Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in Fund level taxation, and consequently, a reduction in income available for distribution to you. For tax-exempt Funds: In addition, any dividends of net tax-exempt income would no longer be exempt from U.S. federal income tax and, instead, in general, would be taxable to you as ordinary income.

•	Distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional Fund shares.

•

Distributions of the Fund’s ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Fund’s net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long the Fund has owned the investments that generated them, rather than how long you have owned your shares.

•

From time to time, a distribution from the Fund could constitute a return of capital, which is not taxable to you so long as the amount of the distribution does not exceed your tax basis in your Fund shares. A return of capital reduces your tax basis in your Fund shares, with any amounts exceeding such basis generally taxable as capital gain.

•	For taxable fixed income Funds: The Fund expects that distributions will consist primarily of ordinary income.

•

For taxable years beginning on or before December 31, 2012, if you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as “qualified dividend income” taxable at the lower net long-term capital gain rates described below. Qualified dividend income is income attributable to the Fund’s dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends. The special tax treatment of qualified dividend income and the reduced tax rates applicable to long-term capital gain (described below) will expire for taxable years beginning on or after January 1, 2013, unless Congress enacts legislation providing otherwise. For taxable fixed income and tax-exempt Funds: The Fund does not expect a significant portion of Fund distributions to be qualified dividend income.

•

For taxable years beginning on or before December 31, 2012, generally the top individual U.S. federal income tax rate on net long-term capital gain (and qualified dividend income) has been reduced to 15% (0% for individuals in the 10% and 15% Federal income tax brackets).

•

Effective for taxable years beginning on or after January 1, 2013, certain high-income individuals (as well as estates and trusts) will be subject to a new 3.8% Medicare contribution tax. For individuals, the 3.8% tax will apply to the lesser of (1) the amount (if any) by which the taxpayer’s modified adjusted gross income exceeds certain threshold amounts or (2) the taxpayer’s “net investment income.” Net investment income generally includes for this purpose dividends, including any capital gain dividends, paid by the Fund, and net capital gains recognized on the sale, redemption or exchange of shares of the Fund. For tax-exempt

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Funds: Exempt interest dividends are not included in net investment income for this purpose, and are therefore not subject to the Medicare contribution tax.

•

Certain derivative instruments when held in a Fund’s portfolio subject the Fund to special tax rules, the effect of which may be to, among other things, accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of Fund portfolio securities, or convert capital gains into ordinary income, short-term capital losses into long-term capital losses or long-term capital gains into short-term capital gains. These rules could therefore affect the amount, timing and/or character of distributions to shareholders. For tax-exempt Funds: Derivative instruments held by a Fund may also generate taxable income to the Fund.

•

Certain Funds may purchase or sell (write) options, as described further in the SAI. In general, option premiums which may be received by the Fund are not immediately included in the income of the Fund. Instead, such premiums are taken into account when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option. If an option written by a Fund is exercised and such Fund sells or delivers the underlying security, the Fund generally will recognize capital gain or loss equal to (a) the sum of the exercise price and the option premium received by the Fund minus (b) the Fund’s basis in the security. Such capital gain or loss generally will be short-term or long-term depending upon the holding period of the underlying security. Capital gains or losses with respect to any termination of a Fund’s obligation under an option other than through the exercise of the option and the related sale or delivery of the underlying security generally will be short-term gains or losses. Thus, for example, if an option written by a Fund expires unexercised, such Fund generally will recognize short-term capital gains equal to the premium received.

•

If at the end of the taxable year more than 50% of the value of the Fund’s assets consists of securities of foreign corporations, and the Fund makes a special election, you will generally be required to include in your income for U.S. federal income tax purposes your share of the qualifying foreign income taxes paid by the Fund in respect of its foreign portfolio securities. You may be able to claim an offsetting foreign tax credit or deduction in respect of this amount, subject to certain limitations. There is no assurance that the Fund will make this election for a taxable year, even if it is eligible to do so.

•

For tax-exempt Funds: The Fund expects that distributions will consist primarily of exempt interest dividends. Distributions of the Fund’s net interest income from tax-exempt securities generally are not subject to U.S. federal income tax, but may be subject to state and local income and other taxes, as well as federal and state alternative minimum tax. Similarly, distributions of interest income that is exempt from state and local income taxes of a particular state may be subject to other taxes, including income taxes of other states, and federal and state alternative minimum tax. The Fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Distributions by the Fund of this income generally are taxable to you as ordinary income. Distributions of capital gains realized by the Fund, including those generated from the sale or exchange of tax-exempt securities, generally also are taxable to you. Distributions of the Fund’s net short-term capital gain, if any, generally are taxable to you as ordinary income.

•

For a Fund organized as a fund-of-funds: Because most of the Fund’s investments are shares of underlying Funds, the tax treatment of the Fund’s gains, losses, and distributions may differ from the tax treatment that would apply if either the Fund invested directly in the types of securities held by the underlying Funds or the Fund shareholders invested directly in the underlying Funds. As a result, you may receive taxable distributions earlier and recognize higher amounts of capital gain or ordinary income than you otherwise would.

•

A sale, redemption or exchange of Fund shares is a taxable event. This includes redemptions where you are paid in securities. Your sales, redemptions and exchanges of Fund shares (including those paid in securities) usually will result in a taxable capital gain or loss to you, equal to the difference between the amount you receive for your shares (or are deemed to have received in the case of exchanges) and the amount you paid (or are deemed to have paid in the case of exchanges) for them. Any such capital gain or loss generally will

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be long-term capital gain or loss if you have held your Fund shares for more than one year at the time of sale or exchange. In certain circumstances, capital losses may be converted from short-term to long-term; in other circumstances, capital losses may be disallowed under the “wash sale” rules.

•

Historically, the Fund has only been required to report to you and the Internal Revenue Service (IRS) gross proceeds on sales, redemptions or exchanges of Fund shares. The Fund is subject to new reporting requirements for shares purchased, including shares purchased through dividend reinvestment, on or after January 1, 2012 and sold, redeemed or exchanged after that date. IRS regulations now generally require the Fund (or your selling agent, if you hold Fund shares through a selling agent) to provide you and the IRS, upon the sale, redemption or exchange of Fund shares, with cost basis information about those shares as well as information about whether any gain or loss is short- or long-term and whether any loss is disallowed under the “wash sale” rules. This reporting is not required for Fund shares held in a retirement or other tax-advantaged account. With respect to Fund shares in accounts held directly with the Fund, the Fund will calculate and report cost basis using the Fund’s default method of average cost, unless you instruct the Fund to use a different calculation method. The Fund will not report cost basis for shares whose cost basis is uncertain or unknown to the Fund. Please see www.columbiamanagement.com or contact the Fund at 800.345.6611 for more information regarding average cost basis reporting and other available methods for cost basis reporting and how to select or change a particular method or to choose specific shares to sell, redeem or exchange. If you hold Fund shares through a selling agent, you should contact your selling agent to learn about its cost basis reporting default method and the reporting elections available to your account. The Fund does not recommend any particular method of determining cost basis. Please consult your tax advisor to determine which available cost basis method is best for you. When completing your U.S. federal and state income tax returns, carefully review the cost basis and other information provided to you and make any additional basis, holding period or other adjustments that may be required.

•

The Fund is required by federal law to withhold tax on any taxable and possibly tax-exempt distributions and redemption proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you haven’t provided a correct TIN or haven’t certified to the Fund that withholding doesn’t apply; the IRS has notified us that the TIN listed on your account is incorrect according to its records; or the IRS informs the Fund that you are otherwise subject to backup withholding.

FUNDamentalsTM
Taxes

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Fund. It is not intended as a substitute for careful tax planning. Your investment in the Fund may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

The website references herein are intended to be inactive textual references and information contained in or otherwise accessible through the referenced websites does not form a part of this combined proxy statement/prospectus.

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Exhibit C

Comparison of Organizational Documents

This chart highlights material differences between the terms of the Declarations of Trust and By-Laws of the Buying Funds and Selling Funds.

Group A:	Selling Fund: Columbia LifeGoal® Income Portfolio. Buying Funds: Columbia Moderate Conservative Fund, Columbia Moderate Aggressive Fund

Group B:	Selling Funds: Columbia Portfolio Builder Moderate Conservative Fund, Columbia Portfolio Builder Moderate Aggressive Fund. Buying Fund: Columbia Conservative Fund.

Policy	Group A	Group B
Shareholder Liability

Shareholders of the trust are protected from liability under Delaware statutory law, which provides that shareholders of a Delaware statutory trust have the same limitation of personal liability as is extended to shareholders of a private corporation for profit incorporated in the state of Delaware.

In addition, any shareholder or former shareholder exposed to liability by reason of a claim or demand relating solely to his or her being or having been a shareholder of the trust, and not because of his acts or omissions, the shareholder or former shareholder (or his or her heirs, executors, administrators, or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) will be entitled to be held harmless from and indemnified out of the assets of the trust against all loss and expense arising from such claim or demand.

The shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains express disclaimers of shareholder liability for acts, obligations or affairs of the trust. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of the assets of a series for any shareholder held personally liable for obligations of such series. Therefore, the possibility that a shareholder could be held liable would be limited to a situation in which the assets of the applicable series had been exhausted.

Shareholder Voting Rights

Shareholders have only the powers to vote on matters as the trustees may consider desirable and so authorize, and those voting powers expressly granted under the 1940 Act or under the law of Delaware applicable to statutory trusts.

Shares may be voted in person or by proxy or in any manner authorized by the trustees. On any matter that requires shareholder approval under the 1940 Act, whether shareholders are required to vote by series or class is determined by reference to the 1940 Act. On all other matters, all shares are voted in the aggregate and not by series or class unless the trustees determine otherwise.

Any fractional share of a series or class shall carry proportionately all the rights and obligations of a whole share of that series or class, including rights with respect to voting.

The shareholders have the power to vote (i) for the election of trustees, (ii) to the same extent as shareholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the trust or shareholder, (iii) with respect to termination of the trust or any class or series of the trust, (iv) with respect to the approval or termination in accordance with the 1940 Act of any contract with any one or more

C-1

Policy	Group A	Group B

Each whole share is entitled to one vote as to any matter on which it is entitled to vote, and each fractional share is entitle to a proportionate fractional vote.

There is no cumulative voting in the election of trustees.

corporations, trusts, associations, partnerships, limited partnerships or other types of organizations, or individuals as to which shareholder approval is required by the 1940 Act, and (v) with respect to additional matters relating to the trust as may be required by the 1940 Act, the Declaration of Trust, the By-Laws or any registration of the trust with the SEC (or any successor agency) or any state, or as the trustees may consider necessary or desirable.

On any matter submitted to a vote of shareholders, all shares entitled to vote will be voted in the aggregate as a single class without regard to series or class of shares, except that shares may be voted by individual series or classes (1) when required by the 1940 Act, (2) when the trustees have determined that the matter affects one or more series or classes of shares materially differently, or (3) when the matter affects only the interests of one or more series or classes.

If authorized by the trustees, shareholders shall be entitled to vote cumulatively in the election of trustees.

Shareholder Meetings

The trust is not required to hold annual meetings of shareholders.

Shareholders have the right to call special meetings and vote to remove trustees but only if and to the extent the SEC staff takes the position by rule, interpretive letter or public release that Section 16(c) of the 1940 Act gives them such right. Otherwise, only the trustees, the chairman of the trustees or the president of the trust may call shareholder meetings.

The Declaration of Trust and By-Laws do not address annual shareholder meetings. Regular shareholder meetings are not required for business trusts under the General Laws of Massachusetts.

Shareholder meetings will be held when called by the trustees for the purpose of taking action on any matter requiring the vote or authority of the shareholders, or for any other matter the trustees deem necessary or desirable.

Shareholder Quorum

Except when a larger quorum is required by applicable law, thirty-three and one-third percent (33 1/3%) of the shares entitled to vote constitutes a quorum at a shareholders’ meeting. When any one or more series or classes of the trust is to vote as a single class separate from any other shares, thirty-three and one-third percent (33 1/3%) of the shares of each such series or classes entitled to vote constitutes a quorum at a shareholder’s meeting of that series.

A meeting may be adjourned, whether or not a quorum is present, by the vote of a majority of the shares represented at the meeting, either in person or by proxy. If a meeting is adjourned,

The presence in person or by proxy of 10% of the votes entitled to be cast at a meeting constitutes a quorum.

When any one or more series or classes votes as a single class separate from any other shares which are to vote on the same matters as a separate class or classes, 10% of the votes entitled to be cast by each such class entitled to vote constitutes a quorum at a shareholders’ meeting of that class.

A meeting may be adjourned by a majority of the votes properly cast upon the question, whether or not a quorum is present, and the meeting may be held as adjourned within a

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Policy	Group A	Group B
	notice does not need to be given of the adjourned meeting date unless a new record date for the adjourned meeting is set or unless the adjourned meeting is to take place more than sixty (60) days from the date set for the original meeting, in which case the board of trustees would be required to set a new record date.	reasonable time after the date set for the original meeting without further notice.

Shareholder Consent	Any action taken by shareholders may be taken without a meeting if shareholders holding a majority of the shares entitled to vote on the matter and holding a majority of the shares of any series or class entitled to vote separately on the matter consent to the action in writing and such written consents are filed with the records of the meetings of shareholders. Such consent is treated for all purposes as a vote taken at a meeting of shareholders.	Except as otherwise provided by law, the Declaration of Trust or the By-Laws, any action required or permitted to be taken at any meeting of shareholders may be taken without a meeting if a majority of the shareholders entitled to vote consent to the action in writing and the consents are filed with the records of the trust. The consent will be treated for all purposes as a vote taken at a meeting of shareholders.

Notice to Shareholders of Record Date

Notice of any meeting of shareholders must be given by the trustees, chairman of the trustees or president not less than 7 days nor more than 120 days before the date of the meeting.

The trustees may set a record date for the purpose of determining the shareholders entitled to vote or act at a shareholders’ meeting. The record date cannot be more than 120 days before the date of the meeting.

Written notice of any meeting of shareholders must be given by the trustees at least 7 days before the meeting.

The trustees may set a record date for the purpose of determining the shareholders entitled to notice of or to vote at a shareholder meeting. The record date cannot be more than 90 days or less than 7 days before the date of the meeting.

Shareholder Proxies

Shareholders may vote in person or by proxy.

Unless the trustees declare otherwise, proxies may be given by any electronic or telecommunications device, including telefacsimile, telephone or through the Internet, but if a proposal by anyone other than the officers or trustees is submitted to a vote of the shareholders of any series or class, or if there is a proxy contest or proxy solicitation or proposal in opposition to any proposal by the officers or trustees, shares may be voted only in person or by written proxy unless the trustees specifically authorize other permissible methods of transmission.

The trustees may appoint inspectors for any meeting of shareholders, and these inspectors are charged with, among other things, determining the authenticity, validity and effect of proxies

Shareholders may vote in person or by proxy.

A proxy with respect to shares held in the name of two or more persons will be valid if executed by any one of them unless at or prior to exercise of the proxy the trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a shareholder will be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity rests on the challenger.

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Policy	Group A	Group B
Shareholder Demand Procedure		If a meeting of shareholders has not been held during the immediately preceding fifteen (15) months for the purpose of electing trustees, a shareholder or shareholders holding three percent (3%) or more of the voting power of all shares entitled to vote may demand a meeting of shareholders for the purpose of electing trustees by written notice of demand given to the trustees. Within thirty (30) days after receipt of such demand, the trustees shall call and give notice of a meeting of shareholders for the purpose of electing trustees. If the trustees shall fail to call such meeting or give notice thereof, then the shareholder or shareholders making the demand may call and give notice of such meeting at the expense of the trust. The trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any trustee of the trust when requested to do so in writing by shareholders holding not less than ten percent (10%) of the shares then outstanding. If the trustees shall fail to call or give notice of any meeting of shareholders for a period of thirty (30) days after written application by shareholders holding at least ten percent (10%) of the shares then outstanding requesting that a meeting be called for any purpose requiring action by the shareholders as provided in the Declaration of Trust or the By-laws, then shareholders holding at least ten percent (10%) of the shares then outstanding may call and give notice of such meeting.

Trustee Power to Amend Organizational Document	The trustees may, without shareholder vote, amend or otherwise supplement the Declaration of Trust; provided that shareholders have the right to vote on any amendment if expressly required under Delaware law or the 1940 Act, or submitted to shareholders by the trustees at their discretion.

The trustees may amend the Declaration of Trust at any time by an instrument in writing signed by a majority of the then trustees provided that notice of such amendment is transmitted promptly to shareholders of record.

The trustees need not, however, provide notice of an amendment if the amendment is for the purpose of supplying an omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained in the

C-4

Policy	Group A	Group B
Declaration of Trust, or having any other purpose which is ministerial or clerical in nature.

Termination of Trust	The trust and any series thereof may be terminated at any time by the board of trustees with written notice to shareholders. To the extent the 1940 Act expressly allows shareholders the power to vote on such terminations, the trust or any series thereof may be terminated by a vote of a majority of shares entitled to vote.

The trust may be terminated by the trustees with written notice to shareholders, or by the affirmative vote of at least two-thirds of the shares of each series entitled to vote.

Any series of or class may be terminated by the affirmative vote of at least two-thirds of the shares of that series or class, or by the trustees by written notice to the shareholders of that series or class.

Merger or Consolidation	The trustees have the power to cause the trust or any series to be merged or consolidated with another trust or company. The trustees may accomplish such merger or consolidation with written notice to shareholders but without the vote of shareholders, unless such shareholder vote is required by law.	Subject to applicable laws, the trustees may, without shareholder consent, cause the trust or any series to be merged or consolidated with another trust or company. The trustees may also transfer all or a substantial portion of the trust’s assets to another fund or company.

Removal of Trustees

A trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other trustees.

In addition, if required by Section 16(c) of the 1940 Act, any trustee may be removed at any meeting of the shareholders by a vote of at least two-thirds of the outstanding shares.

Trustees may be removed with or without cause by majority vote of the trustees.

Trustee Committees

The trust has two standing committees that may not be abolished: the Audit Committee and the Nominating Committee. Otherwise, the trustees may, with a majority vote of the trustees, appoint from their number other committees consisting of two or more trustees which may be delegated such authority as the trustees consider desirable. The trustees may also abolish the non-standing committees with a majority vote of the trustees.

Each committee may elect a chair and each committee must maintain records of its meetings and report its actions to the full board of trustees.

A majority of the authorized number of committee members shall constitute a quorum for the transaction of business of such committee, unless the board of trustees designates a lower percentage.

The trustees may appoint from their own number and terminate committees consisting of one or more trustees, which may exercise the powers and authority of the trustees to the extent that the trustees determine, provided, that an Executive Committee designated by the trustees shall not be empowered to elect the president or the treasurer, to amend the By-laws, to designate, alter or abolish any committee designated by the trustees, or to perform any act for which the action of a majority of the trustees is required by law, by the Declaration of Trust or the By-laws.

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Policy	Group A	Group B
Trustee Liability	Trustees will be liable to the trust by reason of willful misfeasance, bad faith, negligence or reckless disregard of the duties involved in the conduct of the trustee’s office.

Trustees are not subject to personal liability, except by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of trustee. Additionally, trustees are not personally liable for any neglect or wrong-doing of any officer, agent, or employee of the trust or for any act or omission of any other trustee.

Trustees that are singled out as experts on particular issues, such as a chair of a committee, are not held to any higher standard than their non-expert counterparts.

Trustee Indemnification

The trust indemnifies the trustees against expenses, judgments, fines and settlements and other amounts actually and reasonably incurred in connection with any civil or criminal proceeding or investigations, if it is determined that the trustee acted in good faith and reasonably believed 1) that his or her conduct was in the trust’s best interests, and 2) that his or her conduct was at least not opposed to the trust’s best interests, and 3) in the case of a criminal proceeding, that he or she had no reasonable cause to believe that the conduct was unlawful.

A trustee will not, however, be indemnified 1) with respect to any matters where the trustee is judged to be liable on the basis that a personal benefit was improperly received, whether or not the benefit resulted from action taken in that trustee’s official capacity, 2) with respect to any matter where the trustee is judged to be liable in the performance of his or her duty to the trust unless the adjudicator determines that the trustee was not liable as the result of conduct in (1) above and that the trustee is fairly entitled to indemnification, and 3) with respect to amounts paid to settle or dispose of an action with or without court approval unless a) approved by a majority vote of a quorum of trustees who are not parties and are disinterested persons, or b) a written opinion of counsel is obtained.

Expenses incurred in defending any proceeding may be advanced by the trust before the final disposition of a proceeding upon a written undertaking by the trustee to

Each person made or threatened to be made a party to or who is involved (including, without limitation, as a witness) in any actual or threatened action, suit or proceeding whether civil, criminal, administrative, arbitration, or investigative, including a proceeding by or in the right of the trust by reason of the former or present capacity as a trustee of the trust or who, while a trustee of the trust, is or was serving at the request of the trust or whose duties as a trustee involve or involved service as a director, officer, partner, trustee or agent of another organization or employee benefit plan whether the basis of any proceeding is alleged action in an official capacity or in any capacity while serving as a director, officer, partner, trustee or agent, shall be indemnified and held harmless by the trust to the full extent authorized by the laws of The Commonwealth of Massachusetts; provided, however, that in an action brought against the trust to enforce rights to indemnification, the trustee shall be indemnified only if the action was authorized by the board of trustees of the trust.

This right to indemnification shall be a contract right and shall include the right to be paid by the trust in advance of the final disposition of a proceeding for expenses incurred in connection therewith provided, however, such payment of expenses shall be made only upon receipt of a written undertaking by the trustee or officer to repay all amounts so paid if it is ultimately

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Policy	Group A	Group B
	repay the amount advanced if it is ultimately determined that he or she is not entitled to indemnification, together with at least on of the following conditions to the advance: 1) security for the undertaking, 2) the existence of insurance protecting the trust against losses arising by reason of any lawful advances, or 3) a determination by a majority of a quorum of the trustees who are not parties to the proceeding and are not interested persons of the trust, or by an independent legal counsel, based on a review of the readily available facts that there is reason to believe that the trustee ultimately will be found entitled to indemnification.	determined that the trustee or officer is not entitled to indemnification.

Dividends	The trustees may declare and pay dividends and distributions to shareholders of each series from the assets of such series.	Dividends and distributions may be paid to shareholders from the trust’s net income with the frequency as the trustees may determine.

Capitalization	The beneficial interest in the trust shall at all times be divided into an unlimited number of shares, without par value.	The beneficial interest in the trust shall at all times be divided into an unlimited number of shares without par value.

Number of Directors/ Trustees and Vacancies

The number of trustees may be fixed by the trustees from time to time by a written instrument signed, or a resolution approved at a duly constituted meeting, by a majority of the trustees. Provided, however, that the number of trustees cannot be fewer than 1 or more than 15.

Vacancies in the board of trustees may be filled by a majority of the remaining trustees, even if less than a quorum, or by a sole remaining trustee, unless the trustees call a meeting of shareholders for the purpose of electing trustees. In the event that at any time less than a majority of the trustees holding office at that time were so elected by shareholders, the board of trustees will hold a shareholders’ meeting within 60 days for the election of trustees to fill such vacancies on the board.

The trustees may fix the number of trustees, fill vacancies in the trustees, including vacancies arising from an increase in the number of trustees, or remove trustees with or without cause.

Shareholders may elect trustees at any meeting of shareholders called by the trustees for that purpose and to the extent required by applicable law, including paragraphs (a) and (b) of Section 16 of the 1940 Act.

Each trustee serves during the continued lifetime of the trust until he or she dies, resigns or is removed, or, if sooner, until the next meeting of shareholders called for the purpose of electing trustees and until the election and qualification of his or her successor.

Independent Chair of the Board	The Declaration of Trust does not require an independent chair of the board of trustees.	The By-Laws require an independent chair of the board of trustees.

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Policy	Group A	Group B
Inspection of Books and Records	The original or a copy of the Declaration of Trust, and of each amendment thereto, is kept at the office of the trust where it may be inspected by any shareholder.	The original or a copy of the Declaration of Trust, and of each amendment thereto, is kept at the office of the trust where it may be inspected by any shareholder.

Involuntary Redemption of Accounts	The trustees may redeem, repurchase and transfer shares pursuant to applicable law.	The trust has the right at its option and at any time to redeem shares of any shareholder at the net asset value thereof: (i) if at such time such shareholder owns shares of any series or class having an aggregate net asset value of less than an amount determined from time to time by the trustees; or (ii) to the extent that such shareholder owns shares equal to or in excess of a percentage determined from time to time by the trustees of the outstanding shares of the trust or of any series or class.

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Exhibit D

Columbia Conservative Fund Underlying Funds — Investment Objectives and Strategies

The table starting below provides a brief overview of the investment objectives and principal investments of certain of the Underlying Funds in which the Fund may invest. The Fund invests in the Underlying Funds in varying proportions.

You’ll find more detailed information about each of these Underlying Fund’s investment strategies and risks in its prospectus and SAI. Refer to www.columbiafunds.com or contact your financial advisor or the Transfer Agent for details.

The Underlying Funds

	Investment Objectives	Principal Investment Strategies
Equity Funds

Columbia 120/20 Contrarian Equity Fund	The Fund seeks long-term growth of capital.	Under normal market conditions, at least 80% of the Fund’s net assets (including any borrowings for investment purposes) are invested in equity securities. In pursuit of the Fund’s objective, Columbia Management will hold long positions and short positions. A long position is an ordinary purchase of a security. When the Fund takes a short position, it sells a security that it has borrowed in anticipation of a decline in the price of the security. To complete the short sale transaction, the Fund buys back the same security in the market and returns it to the lender. If the price of the security falls sufficiently, the Fund will make money. If it instead increases in price, the Fund will lose money. Up to 25% of the Fund’s net assets may be invested in foreign investments. The Fund expects to maintain an approximate net 100% long asset exposure to the equity market (long market exposure minus short market exposure), targeting 110% to 120% long exposure and 10% to 20% short exposure. Actual exposure will vary over time based on factors such as market movements and Columbia Management’s assessment of market conditions. Based on these factors, the Fund’s long exposure may range between 80% and 120%, and the Fund’s short exposure may range between 0% and 20%. The Fund can invest in any economic sector and, at times, it may emphasize one or more particular sectors.

	Investment Objectives	Principal Investment Strategies
Columbia Acorn® Emerging Markets FundSM	The Fund seeks long-term capital appreciation.

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowing for investment purposes) in companies located in emerging market countries, including frontier market countries. Emerging market countries are those countries whose economies are developing or emerging from underdevelopment (for example,

China, India, Poland and Turkey). Frontier market countries generally have smaller economies and even less developed capital markets than traditional emerging market countries (for example, Vietnam, Columbia, Nigeria and Kazakhstan). For purposes of the Fund’s policies, the Fund may invest in a company if (i) it is domiciled in, or the principal trading market for its securities is in, an emerging market country, (ii) it derives 50% or more of its economic value from goods produced, sales made or services performed or has at least 50% of its assets in an emerging market country or countries or (iii) it is a holding company that predominantly holds shares in such companies. The Fund may invest in a variety of countries, industries and sectors and does not attempt to invest a specific percentage of its assets in any given country, industry or sector.

Under normal circumstances, the Fund invests a majority of its net assets in the common stock of small- and midsized companies with market capitalizations under $5 billion at the time of investment. However, if the Fund’s investments in such companies represent less than a majority of its net assets, the Fund may continue to hold and to make additional investments in an existing company in its portfolio even if that company’s capitalization has grown to exceed $5 billion. Except as noted above, under normal circumstances, the Fund may invest in other companies with market capitalizations above $5 billion, provided that immediately after that investment a majority of its net assets would be invested in companies with market capitalizations under $5 billion. Columbia Wanger Asset Management, LLC, the Fund’s investment adviser (the Adviser), believes that stocks of companies with market capitalizations under $5 billion, which generally are not as well known by financial analysts as larger companies, may offer higher return potential than stocks of larger companies.

	Investment Objectives	Principal Investment Strategies
Columbia Acorn European FundSM	The Fund seeks long-term capital appreciation.

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowing for investment purposes) in European companies. Under normal circumstances, the Fund invests at least 70% of its total assets in companies in Western European countries (for example, the United Kingdom, Germany, France and Italy), but also may invest up to 30% of its total assets in companies in emerging Central and Eastern European countries (for example, Poland, the Czech Republic, Turkey and Cyprus), including up to 10% of its total assets in companies in Russia and the Ukraine. For purposes of the Fund’s policies, the Fund may invest in a company if (i) it is domiciled in, or the principal trading market for its securities is in, a European country, (ii) it derives 50% or more of its economic value from good produced, sales made or services performed or has at least 50% of its assets in a European country or (iii) it is a holding company that predominantly holds shares in such companies. The Fund may invest in a variety of countries, industries and sectors and does not attempt to invest a specific percentage of its assets in any given country, industry or sector.

Under normal circumstances, the Fund invests a majority of its net assets in the common stock of small- and midsized companies with market capitalizations under $5 billion at the time of investment. However, if the Fund’s investments in such companies represent less than a majority of its net assets, the Fund may continue to hold and to make additional investments in an existing company in its portfolio even if that company’s capitalization has grown to exceed $5 billion. Except as noted above, under normal circumstances, the Fund may invest in other companies with market capitalizations above $5 billion, provided that immediately after that investment a majority of its net assets would be invested in companies with market capitalizations under $5 billion. Columbia Wanger Asset Management, LLC, the Fund’s investment adviser (the Adviser), believes that stocks of companies with market capitalizations under $5 billion, which generally are not as well known by financial analysts as larger companies, may offer higher return potential than stocks of larger companies.

	Investment Objectives	Principal Investment Strategies
Columbia Acorn® Fund	The Fund seeks long-term capital appreciation.	Under normal circumstances, the Fund invests a majority of its net assets in the common stock of small- and mid-sized companies with market capitalizations under $5 billion at the time of investment. However, if the Fund’s investments in such companies represent less than a majority of its net assets, the Fund may continue to hold and to make additional investments in an existing company in its portfolio even if that company’s capitalization has grown to exceed $5 billion. Except as noted above, under normal circumstances, the Fund may invest in other companies with market capitalizations above $5 billion, provided that immediately after that investment a majority of its net assets would be invested in companies with market capitalizations under $5 billion.

Columbia Acorn International®	The Fund seeks long-term capital appreciation.	Under normal circumstances, the Fund invests at least 75% of its total assets in foreign companies in developed markets (for example, Japan, Canada and the United Kingdom) and in emerging markets (for example, China, India and Brazil). Under normal circumstances, the Fund invests a majority of its net assets in the common stock of small- and mid-sized companies with market capitalizations under $5 billion at the time of investment. However, if the Fund’s investments in such companies represent less than a majority of its net assets, the Fund may continue to hold and to make additional investments in an existing company in its portfolio even if that company’s capitalization has grown to exceed $5 billion. Except as noted above, under normal circumstances, the Fund may invest in other companies with market capitalizations above $5 billion, provided that immediately after that investment a majority of its net assets would be invested in companies with market capitalizations under $5 billion.

Columbia Acorn International SelectSM	The Fund seeks long-term capital appreciation.	Under normal circumstances, the Fund invests at least 65% of its net assets in foreign companies in developed markets (for example, Japan, Canada and the United Kingdom). The Fund also may invest up to 35% of its total assets in companies in emerging markets (for example, China, India and Brazil). The Fund generally invests in at least three countries other than the United States but may invest up to 25% of its total assets in securities of U.S. issuers.

	Investment Objectives	Principal Investment Strategies
Columbia Acorn SelectSM	The Fund seeks long-term capital appreciation.	Under normal circumstances, the Fund invests a majority of its net assets in the common stock of companies with market capitalizations under $20 billion at the time of investment. However, if the Fund’s investments in such companies represent less than a majority of its net assets, the Fund may continue to hold and to make additional investments in an existing company in its portfolio even if that company’s capitalization has grown to exceed $20 billion. Except as noted above, under normal circumstances, the Fund may invest in other companies with market capitalizations above $20 billion, provided that immediately after that investment a majority of its net assets would be invested in companies with market capitalizations under $20 billion.

Columbia Acorn USA®	The Fund seeks long-term capital appreciation.

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. companies. Under normal circumstances, the Fund invests a majority of its net assets in the common stock of small- and mid-sized companies with market capitalizations under $5 billion at the time of investment. However, if the Fund’s investments in such companies represent less than a majority of its net assets, the Fund may continue to hold and to make additional investments in an existing company in its portfolio even if that company’s capitalization has grown to exceed $5 billion. Except as noted above, under normal circumstances, the Fund may invest in other companies with market capitalizations above $5 billion, provided that immediately after that investment a majority of its net assets would be invested in companies with market capitalizations under $5 billion.

	Investment Objectives	Principal Investment Strategies
Columbia Asia Pacific ex-Japan Fund	The Fund seeks long-term growth of capital.	Under normal market conditions, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) will be invested in securities of companies located in the Asia Pacific Region, excluding Japan. For these purposes, a company is considered to be “located” in the Asia Pacific Region if (i) it is organized under the laws of a country in the Asia Pacific Region; (ii) its principal place of business or principal office is in the Asia Pacific Region; or (iii) it derives at least 50% of its revenues or profits from goods produced or sold, investments made, services performed, or has at least 50% of its assets located in the Asia Pacific Region. Countries in the Asia Pacific Region include but are not limited to Australia, China, Hong Kong, India, Indonesia, Malaysia, New Zealand, Pakistan, Philippines, Singapore, South Korea, Taiwan, Thailand and Vietnam. Some of these countries may represent developing or emerging markets. The Fund may invest in companies of any market capitalization. The Fund can invest in any economic sector and, at times, it may emphasize one or more particular sectors.

Columbia Contrarian Core Fund	The Fund seeks total return consisting of long-term capital appreciation and current income.	Under normal circumstances, the Fund invests at least 80% of its net assets in common stocks. In addition, under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of U.S. companies that have large market capitalizations (generally over $2 billion) that the Fund’s Investment Manager believes are undervalued and have the potential for long-term growth and current income.

Columbia Diversified Equity Income Fund	The Fund seeks to provide shareholders with a high level of current income and, as a secondary objective, steady growth of capital.	The Fund’s assets primarily are invested in equity securities. Under normal market conditions, the Fund will invest at least 80% of its net assets (including the amount of any borrowings for investment purposes) in dividend-paying common and preferred stock. The Fund may invest up to 25% of its net assets in foreign investments. The Fund can invest in any economic sector and, at times, it may emphasize one or more particular sectors.

	Investment Objectives	Principal Investment Strategies
Columbia Dividend Income Fund	The Fund seeks total return, consisting of current income and capital appreciation.

Under normal circumstances, the Fund invests at least 80% of its net assets in a diversified portfolio of income-producing (dividend-paying) equity securities, which will consist primarily of common stocks but also may include preferred stocks and convertible securities. The Fund invests principally in securities of companies that Investment Manager believes are undervalued but also may invest in securities of companies that Columbia Management believes have the potential for long-term growth. The Fund may invest in companies that have market capitalizations of any size.

The Fund may invest up to 20% of its net assets in debt securities, including securities that, at the time of purchase, are rated low and below investment grade or are unrated but determined by Columbia Management to be of comparable quality, which are commonly referred to as “junk bonds.”

The Fund may also invest up to 20% of its net assets in foreign securities. The Fund may invest directly in foreign securities or indirectly through depositary receipts. Depositary receipts are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign companies.

Columbia Dividend Opportunity Fund	The Fund seeks to provide shareholders with a high level of current income. Secondary objective is growth of income and capital.	The Fund’s assets are primarily invested in equity securities. Under normal market conditions, the Fund will invest at least 80% of its net assets (including the amount of any borrowings for investment purposes) in dividend-paying common and preferred stocks. The selection of dividend-paying stocks is the primary decision in building the investment portfolio. The Fund can invest in companies of any size. The Fund may invest up to 25% of its net assets in foreign investments. The Fund can invest in any economic sector and, at times, it may emphasize one or more particular sectors.

Columbia Emerging Markets Fund	The Fund seeks long-term capital appreciation.	Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities (including, but not limited to, common stocks, preferred stocks and securities convertible into common or preferred stocks) of companies located in emerging market countries. Emerging market countries include those countries whose economies are considered to be developing or emerging from underdevelopment. The Fund may invest in a variety of countries, industries and sectors and does not attempt to invest a specific percentage of its assets in any given country, industry or sector. The Fund may invest in companies that have market capitalizations of any size.

	Investment Objectives	Principal Investment Strategies
Columbia Emerging Markets Opportunity Fund	The Fund seeks to provide shareholders with long-term capital growth.	The Fund’s assets are primarily invested in equity securities of emerging markets companies. For these purposes, emerging markets are countries characterized as developing or emerging by either the World Bank or the United Nations. Under normal market conditions, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) will be invested in securities of companies that are located in emerging market countries, or that earn 50% or more of their total revenues from goods or services produced in emerging market countries or from sales made in emerging market countries. The Fund can invest in securities of companies of any size, including small-and mid-capitalization companies.

Columbia Energy and Natural Resources Fund	The Fund seeks long-term capital appreciation.	Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities (including, but not limited to, common stocks, preferred stocks and securities convertible into common or preferred stocks) of U.S. and foreign companies engaged in the energy and natural resources industries. These companies include those engaged in the discovery, development, production or distribution of energy or natural resources and companies that develop technologies for, and furnish energy and natural resource supplies and services to, these companies. The Fund may invest in companies that have market capitalizations of any size.

Columbia Equity Value Fund	The Fund seeks to provide shareholders with growth of capital and income.	Under normal market conditions, the Fund will invest at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities. These securities, generally common stocks, may provide income, offer the opportunity for long-term capital appreciation, or both. The Fund’s investment philosophy is rooted in the belief that a disciplined, systematic, value-oriented approach to investing primarily in large-cap companies provides investors with an excellent opportunity for long-term growth of capital. The Fund may invest up to 25% of its net assets in foreign investments. The Fund can invest in any economic sector and, at times, it may emphasize one or more particular sectors.

	Investment Objectives	Principal Investment Strategies
Columbia European Equity Fund	The Fund seeks to provide shareholders with capital appreciation.	The Fund primarily invests in equity securities of European companies that are believed to offer growth potential. For these purposes, a company is considered to be located in Europe if: (1) it is organized under the laws of a European country and has a principal office in a European country; (2) it derives at least 50% of its total revenues from businesses in Europe; or (3) its equity securities are traded principally on a stock exchange in Europe. Under normal market conditions, the Fund will invest at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities of European issuers. These equity securities generally include common stocks. Although the Fund emphasizes investments in developed countries, the Fund also may invest in companies located in developing or emerging markets.

Columbia Frontier Fund	The Fund seeks to provide growth of capital.	Although the Fund may invest in the securities of any company, the Fund invests at least 65% of its net assets (including any amounts borrowed for investment purposes), determined at the time of investment, in equity securities of small U.S. companies. For these purposes, small companies are currently defined as companies with market capitalization, at the time of purchase, of $2 billion or less. Companies are selected for their growth prospects as identified by Columbia Management.

Columbia Global Equity Fund	The Fund seeks to provide shareholders with long-term capital growth.	Under normal market conditions, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) will be invested in equity securities, including companies located in developed and emerging countries. These equity securities generally include common stocks.

	Investment Objectives	Principal Investment Strategies
Columbia Global Extended Alpha Fund	The Fund seeks to provide shareholders with long-term capital growth.	Under normal market conditions, the Fund will invest primarily in equity securities, including at least 40% of its net assets in companies that maintain their principal place of business or conduct their principal business activities outside the U.S., have their securities traded on non-U.S. exchanges or have been formed under the laws of non-U.S. countries. The Fund’s subadviser may reduce this 40% minimum investment amount to 30% if it believes that market conditions for these securities or specific foreign markets are unfavorable. The Fund considers a company to conduct its principal business activities outside the U.S. if it derives at least 50% of its revenue from business outside the U.S. or had at least 50% of its assets outside the U.S. The Fund may invest in equity securities of companies located in developed and emerging markets. The Fund will hold both long and short positions. A long position is an ordinary purchase of a security. When the Fund takes a short position, it sells a security that it has borrowed in anticipation of a decline in the price of the security. The subadviser is able to invest the proceeds from its short positions in additional long positions, ‘extending’ the equity exposure of the Fund in an effort to achieve an enhanced level of ‘alpha.’ Alpha represents how much the Fund’s return is attributable to the subadviser’s ability to deliver above-average returns, adjusted for risk. To complete a short sale transaction, the Fund buys back the same security in the market and returns it to the lender. If the price of the security falls sufficiently, the Fund will make money. If it instead increases in price, the Fund will lose money. Both long and short positions may be obtained through buying or selling individual securities or creating similar long or short exposure through the use of derivative instruments.

	Investment Objectives	Principal Investment Strategies
Columbia Greater China Fund	The Fund seeks long-term capital appreciation.

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies whose principal activities are located in the Greater China region. The Greater China region includes Hong Kong, The People’s Republic of China, Taiwan and certain other countries. Columbia Management will determine if a company’s principal activities are located in the Greater China region by considering the company’s country of organization, its primary stock exchange listing, the source of its revenues, the location of its assets and other factors.

The Fund may invest in companies that have market capitalizations of any size that the Adviser believes are undervalued or have the potential for long-term growth. The Fund is non-diversified, which means that it can invest a greater percentage of its assets in a single issuer than can a diversified fund.

Columbia International Value Fund	The Fund seeks long-term capital appreciation.	The Fund invests all or substantially all of its assets in the Master Portfolio. The Master Portfolio has the same investment objective as the Fund. Under normal circumstances, the Master Portfolio invests at least 65% of its total assets in equity securities of foreign companies that have market capitalizations of more than $1 billion at the time of purchase. The Master Portfolio typically invests in foreign companies in at least three countries, other than the United States, at any one time and may invest in emerging market countries. The Master Portfolio invests primarily in foreign equity securities, such as common stock, preferred stock, or securities convertible into common stock, either directly or indirectly through closed-end investment companies and depositary receipts. Depositary receipts are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign companies.

Columbia Large Cap Core Fund	The Fund seeks long-term capital appreciation.	Under normal circumstances, the Fund invests at least 80% of its net assets in securities of companies that have market capitalizations in the range of companies in the Standard & Poor’s (S&P) 500® Index at the time of purchase. The Fund may invest up to 20% of its total assets in foreign securities. The Fund normally invests in common stocks, preferred stocks and convertible securities like warrants and rights. The Fund may invest in securities of companies in the technology sector and also may invest in exchange-traded funds.

	Investment Objectives	Principal Investment Strategies
Columbia Large Cap Enhanced Core Fund	The Fund seeks total return before fees and expenses that exceeds the total return of the Standard & Poor’s (S&P) 500® Index.	Under normal circumstances, the Fund invests at least 80% of its net assets in common stocks that comprise the S&P 500® Index, convertible securities that are convertible into stocks included in that index, and derivatives whose returns are closely equivalent to the returns of the S&P 500® Index or its components. The Fund generally holds fewer stocks than the index and may hold securities that are not in the index.

Columbia Large Cap Growth Fund	The Fund seeks long-term capital appreciation.	Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of large capitalization companies, primarily common stocks and securities that can be converted into common stocks. These companies generally have market capitalizations in the range of companies in the Russell 1000 Growth Index at the time of purchase. The Fund invests primarily in common stocks of companies that Columbia Management believes have the potential for long-term, above-average earnings growth.

Columbia Large Cap Index Fund	The Fund seeks total return before fees and expenses that corresponds to the total return of the Standard & Poor’s (S&P) 500 Index.	Under normal circumstances, the Fund invests at least 80% of its net assets in common stocks that comprise the Standard & Poor’s (S&P) 500 Index. Different common stocks have different weightings in the S&P 500® Index, depending on the amount of stock outstanding and the stock’s current price. In seeking to match the performance of the S&P 500® Index, Columbia Management attempts to allocate the Fund’s assets among common stocks in approximately the same weightings as the S&P 500® Index. The Fund may invest in derivatives, consisting of stock index futures or options, as substitutes for the underlying securities in the S&P 500 Index. The Fund may buy shares of Ameriprise Financial, Inc., an affiliate of Columbia Management, which is currently included in the S&P 500® Index, subject to certain restrictions. The Fund attempts to achieve at least a 95% correlation between the performance of the S&P 500 Index and the Fund’s investment results, before fees and expenses.

	Investment Objectives	Principal Investment Strategies
Columbia Large Cap Value Fund	The Fund seeks long-term capital appreciation.	Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies that have market capitalizations in the range of the companies in the Russell 1000 Value Index at the time of purchase, that Columbia Management Investment Advisers, LLC, the Fund’s investment adviser, believes are undervalued and have the potential for long-term growth. The Fund may invest up to 20% of its total assets in foreign securities. The Fund normally invests in common stocks and also may invest in real estate investment trusts.

Columbia Large Core Quantitative Fund	The Fund seeks to provide shareholders with long-term capital growth.	Under normal market conditions, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) are invested in equity securities of companies with market capitalizations greater than $5 billion at the time of purchase or that are within the market capitalization range of companies in the S&P 500 Index (the Index) at the time of purchase. These equity securities generally include common stocks. The market capitalization range and composition of the Index are subject to change. Over time, the capitalizations of the companies in the Index will change. As they do, the size of the companies in which the Fund invests may change. As long as an investment continues to meet the Fund’s other investment criteria, the Fund may choose to continue to hold a stock even if the company’s market capitalization falls below the market capitalization of the smallest company held within the Index.

Columbia Large Growth Quantitative Fund	The Fund seeks to provide shareholders with long-term capital growth.	Under normal market conditions, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) are invested in equity securities of companies with market capitalizations of over $5 billion at the time of purchase or that fall within the capitalization range of companies in the Russell 1000 Growth Index (the Index) at the time of purchase. These equity securities generally include common stocks. The market capitalization range and composition of the Index are subject to change. Over time, the capitalizations of the companies in the Index will change. As they do, the size of the companies in which the Fund invests may change. As long as an investment continues to meet the Fund’s other investment criteria, the Fund may choose to continue to hold a stock even if the company’s market capitalization falls below the market capitalization of the smallest company held within the Index.

	Investment Objectives	Principal Investment Strategies
Columbia Large Value Quantitative Fund	The Fund seeks to provide shareholders with long-term capital growth.	Under normal market conditions, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) will be invested in equity securities of companies with market capitalizations of over $5 billion at the time of purchase or that fall within the capitalization range of companies in the Russell 1000 Value Index (the Index) at the time of purchase. These equity securities generally include common stocks. The market capitalization range and composition of the Index are subject to change. Over time, the capitalizations of the companies in the Index will change. As they do, the size of the companies in which the Fund invests may change. As long as an investment continues to meet the Fund’s other investment criteria, the Fund may choose to continue to hold a stock even if the company’s market capitalization falls below the market capitalization of the smallest company held within the Index. The Fund can invest in any economic sector and, at times, it may emphasize one or more particular sectors.

Columbia Marsico Flexible Capital Fund	The Fund seeks long-term growth of capital.	The Fund invests in equity securities and other investments that are selected primarily for their long-term growth potential. Under normal market conditions, the Fund may invest up to 40% of its assets in various types of fixed income and variable income securities, including up to 25% in securities rated below investment grade (commonly called “high yield securities” or “junk bonds”). The Fund may invest without limit in foreign investments, including investments in emerging markets. The Fund may invest in issuers of any size, and will generally hold a core position of between 20 and 50 securities or other investments, but this range may change from time to time.

Columbia Marsico Focused Equities Fund	The Fund seeks long-term growth of capital.	Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities. These investments mostly consist of equity securities of large-capitalization companies that have market capitalizations of $5 billion or more at the time of purchase. The Fund, which is non-diversified, generally will hold a core position of between 20 and 30 common stocks that are believed to have potential for long-term growth. The number of securities held by the Fund occasionally may exceed this range, such as when the Fund is accumulating new positions, phasing out and replacing existing positions, or responding to exceptional market conditions. The Fund may invest up to 25% of its total assets in foreign securities, including in emerging market securities.

	Investment Objectives	Principal Investment Strategies
Columbia Marsico Growth Fund	The Fund seeks long-term growth of capital.	Under normal circumstances, the Fund invests primarily in equity securities of large-capitalization companies that have market capitalizations of $5 billion or more at the time of purchase. The Fund generally holds a core position of between 35 and 50 common stocks. The number of securities held by the Fund occasionally may exceed this range, such as when the Fund is accumulating new positions, phasing out and replacing existing positions, or responding to exceptional market conditions. The Fund may invest up to 25% of its total assets in foreign securities, including in emerging market securities.

Columbia Marsico International Opportunities Fund	The Fund seeks long-term growth of capital.	Under normal circumstances, the Fund invests at least 65% of its total assets in common stocks of foreign companies. The Fund may invest in an unlimited number of companies of any size throughout the world that are selected for their long-term growth potential. The Fund normally invests in issuers from at least three different countries not including the United States. The Fund may invest in common stocks of companies operating in, or economically tied to, emerging market countries. Some issuers or securities in the Fund’s portfolio may be based in, or economically tied to, the United States.

Columbia Mid Cap Growth Fund	The Fund seeks significant capital appreciation by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of companies with a market capitalization, at the time of initial purchase, equal to or less than the largest stock in the Russell Midcap Index.	Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies that have market capitalizations in the range of the companies in the Russell Midcap Index at the time of purchase. The Fund invests primarily in common stocks of companies that Columbia Management believes have the potential for long-term, above average earnings growth. The Fund also may invest up to 20% of its net assets in equity securities of companies that have market capitalizations outside the range of the Russell Midcap Index.

	Investment Objectives	Principal Investment Strategies
Columbia Mid Cap Growth Opportunity Fund	The Fund seeks to provide shareholders with growth of capital.	Under normal market conditions, the Fund will invest at least 80% of its net assets (including the amount of any borrowings for investment purposes) at the time of purchase in the common stocks of mid-capitalization companies. Columbia Management defines mid-cap companies as those whose market capitalizations (number of shares multiplied by the share price) falls within the range of the companies that comprise the Russell MidCap® Growth Index (the Index). Over time, the capitalizations of the companies in the Index will change. As they do, the size of the companies in which the Fund invests may change. As they do, the size of the companies in which the Fund invests may change. As long as an investment continues to meet the Fund’s other investment criteria, the Fund may choose to continue to hold a stock even if the company’s market capitalization grows beyond the largest market capitalization of a company within the Index or falls below the market capitalization of the smallest company within the Index. The Fund may also invest up to 20% of its total assets in foreign securities.

Columbia Mid Cap Index Fund	The Fund seeks total return before fees and expenses that corresponds to the total return of the Standard & Poor’s (S&P) MidCap 400® Index.	Under normal circumstances, the Fund invests at least 80% of its net assets in common stocks that comprise the S&P MidCap 400® Index. The Fund may invest in derivatives, consisting of stock index futures or options, as substitutes for the underlying securities in the S&P MidCap 400® Index. Different common stocks have different weightings in the S&P MidCap 400® Index, depending on the amount of stock outstanding and the stock’s current price. In seeking to match the performance of the S&P MidCap 400® Index, Columbia Management attempts to allocate the Fund’s assets among common stocks in approximately the same weightings as the S&P MidCap 400® Index.

Columbia Mid Cap Value Fund	The Fund seeks long-term capital appreciation.	Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies that have market capitalizations in the range of the companies in the Russell Midcap Value Index at the time of purchase, that Columbia Management believes are undervalued and have the potential for long-term growth. The Fund may invest up to 20% of its total assets in foreign securities. The Fund normally invests in common stocks and also may invest in real estate investment trusts.

	Investment Objectives	Principal Investment Strategies
Columbia Mid Cap Value Opportunity Fund	The Fund seeks to provide shareholders with long-term growth of capital.	Under normal circumstances, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities of medium-sized companies. These equity securities generally include common stocks. Medium-sized companies are those whose market capitalizations at the time of purchase fall within the range of the Russell Midcap® Value Index (the Index). The market capitalization range of the companies in the Index is subject to change. Up to 20% of the Fund may be invested in stocks of smaller or larger companies. The Fund may invest up to 25% of its total assets in foreign investments. The Fund can invest in any economic sector and, at times, it may emphasize one or more particular sectors.

Columbia Multi-Advisor International Equity Fund	The Fund seeks long-term capital growth.	Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities (including common stock and preferred stock) of established companies located in at least three countries other than the United States, including emerging market countries. The Fund invests in companies that are believed to have the potential for growth or to be undervalued.

Columbia Multi-Advisor International Value Fund	The Fund seeks to provide shareholders with long-term capital growth.	The Fund’s assets primarily are invested in equity securities of foreign issuers that are believed to be undervalued and offer growth potential. These equity securities generally include common stocks, preferred stock and Depositary Receipts. The Fund may invest in both developed and emerging markets.

Columbia Multi-Advisor Small Cap Value Fund	The Fund seeks to provide shareholders with long-term capital appreciation.	Under normal market conditions, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) are invested in small cap companies. For these purposes, small cap companies are those that have a market capitalization, at the time of investment, of up to $2.5 billion or that fall within the range of the Russell 2000® Value Index. Over time, the market capitalizations of the companies in the Index will change. As they do, the size of the companies in which the Fund invests may change. The Fund may invest in any types of securities, including common stocks and depository receipts. The Fund may invest up to 25% of its net assets in foreign investments.

	Investment Objectives	Principal Investment Strategies
Columbia Overseas Value Fund	The Fund seeks long-term capital appreciation.

Under normal circumstances, the Fund invests at least 80% of total assets in equity securities of foreign companies that have market capitalizations of more than $1 billion at the time of purchase. The Fund typically invests in foreign companies in at least three countries, other than the United States, at any one time and may invest in emerging market countries. The Fund may invest directly in foreign securities or indirectly through closed-end investment companies and depositary receipts. Depositary receipts are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign companies.

Columbia Pacific/Asia Fund	The Fund seeks long-term capital appreciation.

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities (including, but not limited to, common stocks, preferred stocks and securities convertible into common or preferred stocks) of companies located in Asia and the Pacific Basin, including Australia, New Zealand and India and other countries within this region. The Fund may invest in a variety of countries, industries and sectors and does not attempt to invest a specific percentage of its assets in any given country, industry or sector. The Fund may invest in companies that have market capitalizations of any size.

Columbia Real Estate Equity Fund

The Fund seeks capital appreciation and above-average income by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in the stocks of companies principally engaged in the real estate industry, including real estate investment trusts (REITs).

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies principally engaged in the real estate industry, including REITs. Equity securities include, among other things, common stocks, preferred stocks and securities convertible into common and preferred stocks. A company is “principally engaged” in the real estate industry if at least 50% of its gross income or net profits are attributable to the ownership, construction, management or sale of residential, commercial or industrial real estate. The Fund may invest in equity REITs, mortgage REITs and hybrid REITs.

	Investment Objectives	Principal Investment Strategies
Columbia Recovery and Infrastructure Fund	The Fund seeks to provide shareholders with long-term growth of capital.	The Fund generally seeks to invest in infrastructure-related companies that appear to be undervalued or that may be temporarily out of favor, but that Columbia Management believes are entering a period of recovery (i.e., a period in which these infrastructure-related companies have good prospects for growth or capital appreciation). Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities issued by infrastructure-related companies. Infrastructure-related companies are defined as companies that derive at least 50% of their revenues or profits from the ownership, development, construction, operation, utilization or financing of infrastructure-related assets, or have at least 50% of the fair market value of their assets invested in infrastructure-related assets.

Columbia Select Large Cap Growth Fund	The Fund seeks long-term capital appreciation.	Under normal circumstances, the Fund invests at least 80% of its net assets in common stocks of U.S. and foreign companies that have market capitalizations in the range of companies in the Russell 1000 Growth Index at the time of purchase. The Fund invests primarily in common stocks of companies that Columbia Management believes have the potential for long-term growth.

Columbia Select Large-Cap Value Fund	The Fund seeks to provide shareholders with long-term capital appreciation.	Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in the common stock of “value” companies with large market capitalization ($4 billion or more) at the time of purchase by the Fund. The Fund considers “value” companies to be those companies believed by Columbia Management to be undervalued, either historically, by the market, or by their peers. Columbia Management seeks to identify value companies that it believes display certain characteristics, including but not limited to, a low price-to-earnings and/or low price-to-book ratio, positive change in senior management, positive corporate restructuring, temporary setback in price due to factors that no longer exist, positive shift in the company’s business cycle, and/or a catalyst for increase in the rate of the company’s earnings growth. The Fund may hold a small number of securities because Columbia Management believes doing so allows it to adhere to its value investment approach. The Fund can invest in any economic sector and, at times, it may emphasize one or more particular sectors.

	Investment Objectives	Principal Investment Strategies
Columbia Select Smaller-Cap Value Fund	The Fund seeks to provide shareholders with long-term capital appreciation.

Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in the common stock of “value” companies with smaller market capitalization ($3 billion or less) at the time of purchase by the Fund. The Fund considers “value” companies to be those companies believed by Columbia Management to be undervalued, either historically, by the market, or by their peers. The Fund may invest up to 25% of its net assets in foreign investments. Columbia Management seeks to identify value companies that it believes display certain characteristics, including but not limited to, a low price-to-earnings and/or low price-to-book ratio, positive change in senior management, positive corporate restructuring, temporary setback in price due to factors that no longer exist, positive shift in the company’s business cycle, and/or a catalyst for increase in the rate of the company’s earnings growth. The Fund may hold a small number of securities because Columbia Management believes doing so allows it to adhere to its value investment approach. The Fund can invest in any economic sector and, at times, it may emphasize one or more particular sectors.

Columbia Seligman Communications and Information Fund	The Fund seeks to provide capital gain.	Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in the securities of companies operating in the communications, information and related industries. Accordingly, the Fund invests in companies operating in the information technology and telecommunications sectors as well as those in the media industry. In addition, as noted above, the Fund may invest in related industries, which provides the Fund with broad investment flexibility to invest in any industry and many of the issuers in which the Fund invests are technology and technology-related companies. These technology and technology-related companies may include companies operating in any industry, including but not limited to software, hardware, health care, medical technology and technology services, such as the internet. The Fund may invest up to 25% of its net assets in foreign investments.

	Investment Objectives	Principal Investment Strategies
Columbia Seligman Global Technology Fund	The Fund seeks to provide long-term capital appreciation.	The Fund generally invests at least 80% of its assets (including the amount of any borrowings for investment purposes) in equity securities of U.S. and non-U.S. companies with business operations in technology and technology-related industries. For these purposes, technology-related companies are those companies that use technology extensively to improve their business processes and applications. The technology industry comprises information technology and communications, as well as medical, environmental and bio-technology. The Fund may invest in securities of companies domiciled in any country which Columbia Management believes to be appropriate to the Fund’s objective. The Fund generally invests in several countries in different geographic regions.

Columbia Small Cap Core Fund	The Fund seeks long-term capital appreciation.

Under normal market conditions, the Fund invests at least 80% of net assets in stocks of companies that have market capitalizations in the range of companies in the Russell 2000 Index at the time of purchase. The Fund generally invests in common stocks of companies that Columbia Management believes are undervalued.

Columbia Small Cap Growth Fund I	The Fund seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of companies with a market capitalization, at the time of initial purchase, equal to or less than the largest stock in the Standard & Poor’s (S&P) SmallCap 600 Index.	Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities (including, but not limited to, common stocks, preferred stocks and securities convertible into common or preferred stocks) of companies that have market capitalizations in the range of companies in the S&P SmallCap 600 Index at the time of purchase. The Fund invests primarily in common stocks of companies that Columbia Management believes have the potential for long-term, above average earnings growth. The Fund may also invest up to 20% of its net assets in stocks of companies that have market capitalizations outside the range of the S&P SmallCap 600 Index.

Columbia Small Cap Index Fund	The Fund seeks total return before fees and expenses that corresponds to the total return of the Standard & Poor’s (S&P) SmallCap 600 Index.	Under normal circumstances, the Fund invests at least 80% of its net assets in common stocks that comprise the S&P SmallCap 600 Index. The Fund may invest in derivatives, consisting of stock index futures or options, as substitutes for the underlying securities in the S&P SmallCap 600 Index.

	Investment Objectives	Principal Investment Strategies
Columbia Small Cap Value Fund I	The Fund seeks long-term capital appreciation.	Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies that have market capitalizations in the range of the companies in the Russell 2000 Value Index at the time of purchase, that Columbia Management believes are undervalued. The Fund may invest up to 20% of its total assets in foreign securities.

Columbia Small Cap Value Fund II	The Fund seeks long-term capital appreciation.	Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies that have market capitalizations in the range of the companies in the Russell 2000 Value Index at the time of purchase, that Columbia Management believes are undervalued and have the potential for long-term growth. The Fund may invest up to 20% of its total assets in foreign securities. The Fund normally invests in common stocks and also may invest in real estate investment trusts.

Columbia Strategic Investor Fund	The Fund seeks long-term growth of capital by using a “value” approach to invest primarily in common stocks.

Under normal circumstances, the Fund invests primarily in common stocks of companies that Columbia Management believes are attractively valued and have the potential for long-term growth. The Fund may invest in companies that have market capitalizations of any size and may invest a significant amount of its assets in smaller companies.

Columbia Value and Restructuring Fund	The Fund seeks long-term capital appreciation.	Under normal circumstances, the Fund invests at least 65% of its assets in common stocks of companies that Columbia Management believes will benefit from various types of restructuring efforts or industry consolidation. The Fund may invest in companies that have market capitalizations of any size.

	Investment Objectives	Principal Investment Strategies
Fixed Income Funds

CMG Ultra Short Term Bond Fund	The Fund seeks a high level of current income consistent with the maintenance of liquidity and the preservation of capital.	Under normal circumstances, the Fund invests at least 80% of its net assets in a diversified portfolio of domestic debt securities of investment grade quality. Debt securities may be issued by governments, companies or special purpose entities and may include notes, bonds, debentures and commercial paper. Debt securities may also include bank loans, as well as assignments, participations and other interests in bank loans. The Fund may invest up to 20% of total assets in dollar-denominated foreign debt securities. Under normal circumstances, the Fund’s dollar weighted average maturity will be two years or less and its duration will be one year or less. The Fund may invest in mortgage- and other asset-backed securities. The Fund also may participate in mortgage dollar rolls up to the Fund’s then current position in mortgage-backed securities. The Fund may invest in floating rate debt securities, which have interest rates that adjust or “float” periodically.

Columbia Bond Fund	The Fund seeks current income, consistent with minimum fluctuation in principal.

Under normal circumstances, the Fund invests at least 80% of its net assets in bonds and other debt securities. The Fund generally invests at least 65% of its assets in debt securities issued by the U.S. Government and its agencies and instrumentalities, debt securities issued by corporations, and mortgage- and other asset-backed securities that, at the time of purchase, are rated in at least one of the three highest rating categories or are unrated but determined by Columbia Management to be of comparable quality. The Fund may invest up to 25% of its assets in dollar denominated debt securities issued by foreign governments, companies or other entities and up to 20% of its assets in preferred stock. The Fund also may invest up to 25% of its assets in securities that, at the time of purchase, are rated below investment grade (commonly referred to as “high yield securities” or “junk bonds”) or are unrated but determined by Columbia Management to be of comparable quality. The Fund’s dollar weighted average maturity and duration will vary over time depending on Columbia Management’s expectations for market and economic conditions.

	Investment Objectives	Principal Investment Strategies
Columbia Convertible Securities Fund	The Fund seeks total return, consisting of capital appreciation and current income.	Under normal circumstances, the Fund invests at least 80% of its net assets in convertible securities. The Fund may invest up to 15% of its total assets in Eurodollar convertible securities and up to an additional 20% of its total assets in foreign securities. Most convertible securities are not investment grade-rated. Convertible securities rated below investment grade may be referred to as “junk bonds.” The Fund also may invest in other equity securities.

Columbia Corporate Income Fund	The Fund seeks total return, consisting primarily of current income and secondarily of capital appreciation.	Under normal circumstances, the Fund invests at least 80% of its net assets in debt securities issued by corporate and other non-governmental issuers, including dollar-denominated debt securities issued by foreign companies. The Fund also invests at least 60% of total assets in securities that, at the time of purchase, are investment grade securities or in unrated securities determined by Columbia Management to be of comparable quality. The Fund may invest up to 40% of total assets in securities that, at the time of purchase, are below investment grade securities (commonly referred to as “high yield securities” or “junk bonds”) or in unrated securities determined by the Adviser to be of comparable quality. Under normal circumstances, the Fund’s average effective duration will be between three and ten years.

Columbia Diversified Bond Fund	The Fund seeks to provide shareholders with a high level of current income while conserving the value of the investment for the longest period of time.	Under normal market conditions, the Fund invests at least 80% of it net assets (including the amount of any borrowings for investment purposes) in bonds and other debt securities. At least 50% of the Fund’s net assets will be invested in securities like those included in the Barclays U.S. Aggregate Bond Index (the Index), which are investment grade and denominated in U.S. dollars. The Index includes securities issued by the U.S. Government, corporate bonds, and mortgage- and asset-backed securities. Although the Fund emphasizes high-and medium-quality debt securities, it will assume some credit risk in an effort to achieve higher yield and/or capital appreciation by buying lower-quality (junk) bonds. Up to 25% of the Fund’s net assets may be invested in foreign investments, which may include investments in emerging markets.

	Investment Objectives	Principal Investment Strategies
Columbia Emerging Markets Bond Fund	The Fund seeks to provide shareholders with high total return through current income and, secondarily, through capital appreciation.	The Fund is a non-diversified fund that invests primarily in fixed income securities of emerging markets issuers. For these purposes, emerging markets include any country that is not defined by the World Bank as a High Income OECD country. The OECD (Organization for Economic Co-operation and Development) is a group of 30 member countries sharing a commitment to democratic government and the market economy. Under normal market conditions, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) will be invested in fixed income securities of issuers that are located in emerging markets countries, or that earn 50% or more of their total revenues from goods or services produced in emerging markets countries or from sales made in emerging markets countries. Such securities may be denominated in either non-U.S. currencies or the U.S. dollar. While the Fund may invest 25% or more of its total assets in the securities of foreign governmental and corporate entities located in the same country, it will not invest 25% or more of its total assets in any single foreign governmental issuer. These lower quality fixed income securities are often called “junk bonds.” The Fund may invest up to 100% of its assets in these lower rated securities.

Columbia Floating Rate Fund	The Fund seeks to provide shareholders with a high level of current income and, as a secondary objective, preservation of capital.	Under normal market conditions, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) will be invested in floating rate loans and other floating rate debt securities. These debt obligations will generally be rated non-investment grade by recognized rating agencies (similar to “junk bonds”) or, if unrated, be considered by Columbia Management to be of comparable quality. Up to 25% of the Fund’s net assets maybe invested in foreign investments.

Columbia Global Bond Fund	The Fund seeks to provide shareholders with high total return through income and growth of capital.	The Fund is a non-diversified mutual fund that invests primarily in debt obligations of U.S. and foreign issuers. Under normal market conditions, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) will be invested in investment-grade corporate or government debt obligations, including money market instruments, of issuers located in at least three different countries. Although the Fund emphasizes high and medium-quality debt securities, it may assume some credit risk in seeking to achieve higher dividends and/or capital appreciation by buying below investment-grade bonds (junk bonds). The fund may invest fixed-income securities of any maturity and does not seek to maintain a particular dollar-weight average maturity.

	Investment Objectives	Principal Investment Strategies
Columbia High Yield Bond Fund	The Fund seeks to provide shareholders with high current income as its primary objective and, as its secondary objective, capital growth.

Under normal market conditions, the Fund will invest at least 80% of its net assets (including the amount of any borrowings for investment purposes) in high-yield debt instruments (commonly referred to as “junk” bonds or securities). These high yield debt instruments include corporate debt securities as well as bank loans rated below investment grade by a nationally recognized statistical rating organization, or if unrated, determined to be of comparable quality by Columbia Management. Up to 25% of the Fund may be invested in high yield debt instruments of foreign issuers. The Fund may invest in fixed income securities of any maturity and does not seek to maintain a particular dollar-weighted average maturity. A bond is issued with a specific maturity date, which is the date when the issuer must pay back the bond’s principal (face value). Bond maturities range from less than 1 year to more than 30 years. Typically, the longer a bond’s maturity, the more price risk the Fund, and a bond fund investor, faces as interest rates rise, but the Fund could receive a higher yield in return for that longer maturity and higher interest rate risk.

Corporate debt securities in which the Fund invests are typically unsecured, with a fixed-rate of interest, and are usually issued by companies or similar entities to provide financing for their operations, or other activities. Bank loans (which may commonly be referred to as “floating rate loans”), which are another form of financing, are typically secured, with interest rates that adjust or “float” periodically (normally on a daily, monthly, quarterly or semiannual basis by reference to a base lending rate, such as LIBOR (London Interbank Offered Rate), plus a premium). Secured debt instruments are ordinarily secured by specific collateral or assets of the issuer or borrower such that holders of these instruments will have claims senior to the claims of other parties who hold unsecured instruments.

	Investment Objectives	Principal Investment Strategies
Columbia Income Opportunities Fund	The Fund seeks to provide shareholders with a high total return through current income and capital appreciation.	Under normal market conditions, the Fund’s assets are invested primarily in income-producing debt securities, with an emphasis on the higher rated segment of the high-yield (junk bond) market. These income producing debt securities include corporate debt securities as well as bank loans. The Fund will purchase only securities rated B or above, or if unrated, securities determined by Columbia Management to be of comparable of quality. If a security falls below a B rating after investment by the Fund, the Fund may continue to hold the security. Up to 25% of the Fund’s net assets may be in foreign investments. Corporate debt securities in which the Fund invests are typically unsecured, with a fixed-rate of interest, and are usually issued by companies or similar entities to provide financing for their operations, or other activities. Bank loans (which may commonly be referred to as “floating rate loans”), which are another form of financing, are typically secured, with interest rates that adjust or “float” periodically (normally on a daily, monthly, quarterly or semiannual basis by reference to a base lending rate, such as LIBOR (London Interbank Offered Rate), plus a premium). Secured debt instruments are ordinarily secured by specific collateral or assets of the issuer or borrower such that holders of these instruments will have claims senior to the claims of other parties who hold unsecured instruments.

Columbia Inflation Protected Securities Fund	The Fund seeks to provide shareholders with total return that exceeds that the rate of inflation over the long-term.	The Fund is a non-diversified fund that, under normal market conditions, invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in inflation-protected debt securities. These securities include inflation-indexed bonds of varying maturities issued by the U.S. Government and non-U.S. governments, their agencies or instrumentalities, and U.S. and non U.S. corporations. The Fund currently intends to focus on inflation-protected debt securities issued by the U.S. Treasury. The Fund invests only in securities rated investment grade at the time of purchase by a third-party rating agency or, if unrated, deemed by the Fund’s Investment Manager to be of comparable quality. Inflation-protected securities are designed to protect the future purchasing power of the money invested in them. The value of the bond’s principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. For example, the U.S. Treasury uses the Consumer Price Index for Urban Consumers (nonseasonally adjusted) as the inflation measure.

	Investment Objectives	Principal Investment Strategies
Columbia Intermediate Bond Fund	The Fund seeks total return, consisting of current income and capital appreciation.	Under normal circumstances, the Fund invests at least 80% of its net assets in bonds, including debt securities issued by the U.S. Government and its agencies, debt securities issued by corporations, mortgage- and other asset-backed securities and dollar-denominated securities issued by foreign governments, companies or other entities. The Fund also invests at least 60% of its net assets in debt securities that, at the time of purchase, are rated in at least one of the three highest bond rating categories or are unrated securities determined by Columbia Management to be of comparable quality. The Fund may invest up to 20% of net assets in securities that, at the time of purchase, are below investment grade securities (commonly referred to as “high yield securities” or “junk bonds”) or in unrated securities determined by the Adviser to be of comparable quality. Under normal circumstances, the Fund’s dollar-weighted average effective maturity will be between three and ten years.

Columbia International Bond Fund	The Fund seeks total return, consisting of current income and capital appreciation.	Under normal circumstances, the Fund will invest at least 80% of its net assets in fixed income securities of foreign issuers. Generally, the Fund seeks to achieve its investment objective by investing in debt securities of issuers in at least three foreign countries, including foreign governments, quasigovernments, provincials, agencies, instrumentalities, supranationals and corporate entities. The Fund is not limited as to any particular countries in which it may invest. The Fund will invest in the securities of issuers in developed countries and the securities of issuers in emerging or developing countries.

Columbia Limited Duration Credit Fund	The Fund seeks to provide shareholders with a level of current income consistent with preservation of capital.	Under normal market conditions, the Fund invests at least 80% of it net assets (including the amount of any borrowings for investment purposes) in credit-related in bonds and other debt securities. The Fund will primarily invest in debt securities with short- and intermediate-term maturities. The Fund will primarily invest in corporate bonds and agency, sovereign, supranational and local authority bonds. The Fund may invest up to 15% of its net assets in securities rated below investment grade. Up to 25% of the Fund’s net assets may be invested in foreign investments, which may include investments in emerging markets.

	Investment Objectives	Principal Investment Strategies
Columbia Short Term Bond Fund	The Fund seeks current income, consistent with minimal fluctuation of principal.	Under normal circumstances, the Fund invests at least 80% of its net assets in bonds, including debt securities issued by the U.S. Government and its agencies, debt securities issued by corporations, mortgage- and other asset-backed securities, and dollar-denominated securities issued by foreign governments, companies or other entities. The Fund also invests at least 65% of its total assets in securities that, at the time of purchase, are rated investment grade or are unrated but determined by Columbia Management to be of comparable quality. Under normal circumstances, the Fund’s dollar-weighted average effective maturity will be three years or less, and its duration will be three years or less.

Columbia U.S. Government Mortgage Fund	The Fund seeks to provide shareholders with current income as its primary objective and, as its secondary objective, preservation of capital.	The Fund’s assets primarily are invested in mortgage-backed securities. Under normal market conditions, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) are invested in mortgage related securities that either are issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities. This includes, but is not limited to Government National Mortgage Association (GNMA or Ginnie Mae) mortgage-backed bonds, which are backed by the full faith and credit of the United States; and Federal National Mortgage Association (FNMA or Fannie Mae) and Federal Home Loan Mortgage Corporation (FHLMC or Freddie Mac) mortgage-backed bonds. FNMA and FHLMC are chartered or sponsored by Acts of Congress; however, their securities are neither issued nor guaranteed by the United States Treasury. The Fund may invest in fixed income securities of any maturity and does not seek to maintain a particular dollar-weighted average maturity.

Columbia U.S. Treasury Index Fund	The Fund seeks total return that corresponds to the total return of the Citigroup Bond U.S. Treasury Index, before fees and expenses.	Under normal circumstances, the Fund invests at least 80% of its net assets in securities that comprise the Citigroup Bond U.S. Treasury Index. The Citigroup Bond U.S. Treasury Index is an unmanaged index composed of U.S. Treasury notes and bonds with remaining maturities of at least one year and outstanding principal of at least $25 million and which are included in the Citigroup Broad Investment-Grade Bond Index. Different securities have different weightings in the Citigroup Bond U.S. Treasury Index. Securities in the Citigroup Bond U.S. Treasury Index are weighted by market value, that is, the price per bond or note multiplied by the number of bonds or notes outstanding.

	Investment Objectives	Principal Investment Strategies
Money Market Funds

Columbia Money Market Fund	The Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal.	The Fund’s assets primarily are invested in money market instruments, such as marketable debt obligations issued by corporations or the U.S. government or its agencies, bank certificates of deposit, bankers’ acceptances, letters of credit, and commercial paper, including asset-backed commercial paper. The Fund may invest more than 25% of its total assets in money market instruments issued by U.S. banks, U.S. branches of foreign banks and U.S. government securities. Additionally, the Fund may invest up to 35% of its total assets in U.S. dollar-denominated foreign investments.

Columbia Short-Term Cash Fund	The Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal.

The Fund’s assets primarily are invested in money market instruments, such as marketable debt obligations issued by corporations or the U.S. Government or its agencies, bank certificates of deposit, bankers’ acceptances, letters of credit, and commercial paper, including asset-backed commercial paper. The Fund may invest more than 25% of its total assets in money market instruments issued by U.S. banks, U.S. branches of foreign banks and U.S. Government securities in the event that such investments would be appropriate for the Fund in seeking to achieve its objective, including, for example, if the interest rate environment is such that these investments are expected to provide higher rates of return than other money market instruments. The Fund may invest less than 25% in such investments if the interest rate environment is such that other money market instruments are expected to provide a higher rate of return. Additionally, the Fund may invest up to 35% of its total assets in U.S. dollar-denominated foreign investments.

Because the Fund seeks to maintain a constant net asset value of $1.00 per share, capital appreciation is not expected to play a role in the Fund’s return. The Fund’s yield will vary from day to day.

	Investment Objectives	Principal Investment Strategies
Alternative Investment Strategies

Columbia Absolute Return Currency and Income Fund	The Fund seeks to provide shareholders with positive absolute return.

Under normal market conditions, the Fund will invest at least 80% of its net assets (including any borrowings for investment purposes) in short-duration debt obligations (or securities that invest in such debt obligations, including an affiliated money market fund) and forward foreign currency contracts. In pursuit of the Fund’s objective, to provide absolute return, Columbia Management seeks to generate positive total returns from the income produced by the short-term debt obligations, plus (minus) the gain (loss) resulting from fluctuations in the values of various foreign currencies relative to the U.S. dollar.

The Fund’s investment in short-duration debt obligations will consist primarily of (i) shares of an affiliated money market fund, and U.S. dollar denominated non-government, corporate and structured debt securities rated investment grade, or, if unrated, determined to be of comparable quality by Columbia Management. A small portion of the Fund’s portfolio may consist of U.S. government securities. In addition to producing income, these holdings will be designated by the Fund, as necessary, to cover obligations with respect to, or that may result from, the Fund’s investments in forward currency contracts. The Fund targets a portfolio duration up to six months but may extend the portfolio duration up to one year. It is expected that the gross notional value of the Fund’s forward foreign currency contracts will be equivalent to at least 80% of the Fund’s net assets.

Columbia Absolute Return Emerging Markets Macro Fund	The Fund seeks to provide positive (absolute) returns.	The Fund is a non-diversified fund that, under normal market conditions, pursues its investment objective by investing at least 80% of its net assets (including the amount of any borrowings for investment purposes) in long and short positions in sovereign debt obligations, currencies and/or interest rates of emerging market countries. The Fund may invest directly in debt of emerging market countries, including sovereign and quasi-sovereign (e.g., government agencies or instrumentalities) debt, denominated in the local or other foreign currencies or the U.S. dollar. The Fund may also invest indirectly in such debt, or invest in emerging market currencies and local market interest rates through derivatives such as credit default swaps, interest rate swaps and currency futures, options and forwards. Additionally, the Fund may invest up to 20% of its assets in positions in debt securities, currencies or interest rates of non-emerging market countries. The Fund may invest without limitation in lower quality obligations often called “junk bonds.” The Fund may count the gross notional value of its derivative transactions towards the above 80% policy.

	Investment Objectives	Principal Investment Strategies
Columbia Absolute Return Enhanced Multi-Strategy Fund	The Fund seeks to provide positive (absolute) returns.	The Fund pursues positive (absolute) returns through a diversified portfolio reflecting multiple asset classes and strategies employed across different markets, while seeking to limit equity market risk (commonly referred to as beta) through various investment and hedging strategies. The Fund’s investments and strategies are expected to employ both long and short positions in foreign and domestic equities (including common stock, preferred stock and convertible securities), equity futures, index futures, swaps, fixed-income securities (including sovereign and quasi-sovereign debt obligations and fixed income futures), currency forwards and futures and other commodity-related investments, and exchange traded funds (ETFs). Actual long and short exposures will vary over time.

Columbia Absolute Return Multi-Strategy Fund	The Fund seeks to provide positive (absolute) returns.	The Fund pursues positive (absolute) returns through a diversified portfolio reflecting multiple asset classes and strategies employed across different markets, while seeking to limit fixed income market risk (commonly referred to as beta) through various investment and hedging strategies. The Fund’s investments and strategies are expected to employ both long and short positions in foreign and domestic fixed income securities (including sovereign and quasi-sovereign debt obligations), swaps, fixed income futures, equity futures, index futures, currency forwards and futures, other commodity-related investments, equities (including common stock, preferred stock and convertible securities) and exchange traded funds (ETFs). Actual long and short exposures will vary over time.

	Investment Objectives	Principal Investment Strategies
Columbia Commodity Strategy Fund	The Fund seeks total return.

The Fund is a diversified fund that, under normal market conditions, seeks to maintain substantial economic exposure to the performance of the commodities markets. The Fund invests, directly and indirectly, in a portfolio of commodity-linked investments, including commodity-linked futures, structured notes and/or swaps that are designed to provide exposure to the investment return of assets that trade in the commodities markets, without investing directly in physical commodities. A substantial portion of the Fund’s net assets will also be invested in a portfolio of fixed income securities rated investment-grade or, if unrated, deemed of comparable quality by Columbia Management, which will consist primarily of: (i) U.S. Government securities, corporate debt securities, mortgage-backed securities and/or asset-backed securities; and/or (ii) shares of an affiliated money market fund. In addition to investing in these holdings for their income-producing potential, these holdings will be designated by the Fund, as necessary, to serve as collateral with respect to the Fund’s commodity-linked investments. The Fund primarily expects to gain exposure to the commodities markets by investing up to 25% of its total assets in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands (the Subsidiary). The Subsidiary’s commodity-linked investments are expected to produce leveraged exposure to the performance of the commodities markets. It is expected that the gross notional value of the Fund’s (including the Subsidiary’s) commodity-linked investments will be equivalent to at least 90% of the Fund’s net assets. Like the Fund, the Subsidiary will not invest directly in physical commodities. The Subsidiary also invests in investment-grade fixed income securities and shares of an affiliated money market fund for investment purposes or to serve as collateral for its commodity-linked investments. The Fund’s investment in the Subsidiary permits it to gain exposure to the commodities markets in a potentially tax-efficient manner. The Subsidiary has the same investment objective as the Fund and, like the Fund, is managed by Columbia Management.

Derivatives, such as futures, options, structured notes and swaps, may also be utilized to produce incremental earnings, hedge existing positions, increase market exposure and/or increase investment flexibility. Actual exposures will vary over time based on factors such as market movements and assessments of market conditions by the Fund’s portfolio managers. The Fund may engage in derivative transactions on both U.S. and foreign exchanges or in the “over-the-counter” (OTC) market.

	Investment Objectives	Principal Investment Strategies
Columbia Flexible Capital Income Fund	The Fund seeks current income, with long-term capital appreciation.

In pursuing its investment objective, the Fund invests broadly in debt, equity and/or “hybrid” (convertible) securities. The Fund allocates its investments from one asset class to another based on the portfolio managers’ analysis of the opportunities for the Fund to achieve its objective in a given market. The Fund’s investments in debt securities may include investment grade and non-investment grade bonds, bank loans and U.S. Government securities. The Fund may invest up to 100% of its assets in debt securities that are rated below investment grade (i.e., high-yield or “junk” securities) or, if unrated, deemed of comparable quality by Columbia Management. The Fund may invest in fixed income securities of any maturity and does not seek to maintain a particular dollar-weighted average maturity. The Fund’s equity securities will consist primarily of large cap, dividend paying common stocks or preferred securities, but the Fund may invest in issuers of any size. The Fund may also invest in hybrid securities, including convertible bonds and convertible preferred securities. The Fund may invest up to 25% of its net assets in foreign securities, including investments in emerging market issuers.

The Fund’s investment manager seeks to invest in undervalued or out-of-favor securities it believes offer opportunities for current income, with long-term capital appreciation. Columbia Management may actively and frequently trade securities and other instruments in the Fund’s portfolio to carry out its principal strategies.

Exhibit E

Columbia Conservative Fund, Columbia Portfolio Builder Moderate Aggressive Fund, and Columbia Portfolio Builder Moderate Conservative Fund Underlying Funds — Risks

The following is a brief description of principal risks associated with the underlying funds in which the Fund may invest as part of its principal investment strategies. Additional information regarding the principal risks for the underlying funds is available in the applicable underlying fund’s prospectus and Statement of Additional Information.

Active Management Risk. Each underlying fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the underlying fund’s investment objectives. Due to their active management, the underlying funds could underperform other mutual funds with similar investment objectives.

Asset-Backed Securities Risk. The value of the underlying fund’s investments in asset-backed securities may be affected by, among other things, changes in: interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements, or the market’s assessment of the quality of underlying assets. Asset-backed securities represent interests in, or are backed by, pools of receivables such as credit card, auto, student and home equity loans. They may also be backed, in turn, by securities backed by these types of loans and others, such as mortgage loans. Asset-backed securities can have a fixed or an adjustable rate. Most asset backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the underlying fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility. Rising or high interest rates tend to extend the duration of asset-backed securities, making them more volatile and more sensitive to changes in interest rates.

Commodity-Related Investment Risk. The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include weather, embargoes, tariffs, and economic health, political, international, regulatory and other developments. Commodities investments may also subject the underlying fund to liquidity risk and counterparty risk. Underlying funds may invest in wholly owned subsidiaries making commodity-related investments. The subsidiary will not be subject to U.S. laws (including securities laws) and their protections. Further, they will be subject to the laws of a foreign jurisdiction, which can be adversely affected by developments in that jurisdiction.

Common Stock Risk. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the underlying fund. Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the underlying fund has exposure. Common stock prices fluctuate for several reasons, including changes to investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting an issuer occur. In addition, common stock prices may be sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Concentration Risk. Investments that are concentrated in a particular issuer, geographic region, or sector will make an underlying fund’s portfolio value more susceptible to the events or conditions impacting the issuer, geographic region or sector. Because of an underlying fund’s concentration, its overall value may decline to a greater degree than if the fund held a less concentrated portfolio. The more a fund diversifies, the more it spreads risk.

Confidential Information Access Risk. In managing underlying funds that invest in floating rate loans, Columbia Management normally will seek to avoid the receipt of material, non-public information (Confidential

Information) about the issuers of floating rate loans being considered for acquisition by the underlying fund, or held in the underlying fund. In many instances, issuers of floating rate loans offer to furnish Confidential Information to prospective purchasers or holders of the issuer’s floating rate loans to help potential investors assess the value of the loan. Columbia Management’s decision not to receive Confidential Information from these issuers may disadvantage the underlying fund as compared to other floating rate loan investors, and may adversely affect the price the underlying fund pays for the loans it purchases, or the price at which the underlying fund sells the loans. Further, in situations when holders of floating rate loans are asked, for example, to grant consents, waivers or amendments, Columbia Management’s ability to assess the desirability of such consents, waivers or amendments may be compromised. For these and other reasons, it is possible that Columbia Management’s decision under normal circumstances not to receive Confidential Information could adversely affect the underlying fund’s performance.

Convertible Securities Risk. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate risk and credit risk. Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to market risk. The underlying fund may be forced to convert a convertible security at an inopportune time, which may decrease its return.

Counterparty Risk. The underlying fund is subject to the risk that a counterparty to a financial instrument entered into by it or held by a special purpose or structured vehicle becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, including making payments to the underlying fund. The underlying fund may obtain no or only limited recovery in a bankruptcy or other organizational proceeding, and any recovery may be significantly delayed. The underlying fund will typically enter into financial instrument transactions with counterparties whose credit rating is investment grade, or, if unrated, determined to be of comparable quality.

Credit Risk. The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable or unwilling to honor a financial obligation, such as making payments. If the underlying fund purchases unrated securities, or if the rating of a security is reduced after purchase, the underlying fund will depend on Columbia Management’s analysis of credit risk more heavily than usual. Non-investment grade securities, commonly called “high-yield” or “junk” bonds, may react more to perceived changes in the ability of the issuing entity or obligor to pay interest and principal when due than to changes in interest rates. Non-investment grade securities may have greater price fluctuations and are more likely to experience a default than investment grade bonds.

Derivatives Risk — Commodity-Linked Futures Contracts. The loss that may be incurred by an underlying fund in entering into futures contracts is potentially unlimited and may exceed the amount of the premium. Futures markets are highly volatile and the use of futures by the underlying fund may increase the volatility of the underlying fund’s net asset value (NAV). Additionally, as a result of the low collateral deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the underlying fund. Futures contracts may be illiquid. The liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. Furthermore, exchanges may limit fluctuations in futures contract prices during a trading session by imposing a maximum permissible price movement on each futures contract. The underlying fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. Moreover, to the extent the underlying fund engages in futures contracts on foreign exchanges, such exchanges may not provide the same protection as U.S. exchanges.

Derivatives Risk — Commodity-Linked Structured Notes. The underlying fund’s investments in commodity-linked structured notes involve substantial risks, including risk of loss of a significant portion of their principal value. In addition to commodity risk, they may be subject to additional special risks, such as risk of loss of interest and principal, lack of a secondary (i.e. liquid) market, and risk of greater volatility, that do not affect traditional equity and debt securities.

Derivatives Risk — Commodity-Linked Swaps. The use of commodity-linked swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the portfolio managers are incorrect in their forecasts of market values or in their evaluation of the creditworthiness of swap counterparties, the investment performance of the underlying fund would be less favorable than it would have been if these investment techniques were not used.

Derivatives Risk — Options. Certain underlying funds may buy and sell call and put options for investment purposes, for risk management (hedging) purposes, and to increase flexibility. If the underlying fund sells a put option, there is a risk that the underlying fund may be required to buy the underlying asset at a disadvantageous price. If the underlying fund sells a call option, there is a risk that the underlying fund may be required to sell the underlying asset at a disadvantageous price. If the underlying fund sells a call option on an underlying asset that the underlying fund owns (a “covered call”) and the underlying asset has increased in value when the call option is exercised, the underlying fund will be required to sell the underlying asset at the call price and will not be able to realize any of the underlying asset’s value above the call price. Options may be traded on a securities exchange or over-the-counter. These transactions involve risk, including correlation risk, counterparty risk, hedging risk and leverage risk.

Derivatives Risk — Forward Foreign Currency Contracts. Certain underlying funds may enter into forward foreign currency contracts, which are types of derivative contracts, whereby the underlying fund may agree to buy or sell a country’s currency at a specific price on a specific date, usually 30, 60, or 90 days in the future for a specific exchange rate on a given date. These contracts may, however, fall in value due to foreign market downswings or foreign currency value fluctuations. The underlying fund may enter into forward foreign currency contracts for investment purposes, for risk management (hedging) purposes, and to increase flexibility. The underlying fund’s investment or hedging strategy may be unable to achieve its objectives. The underlying fund may incur a loss when engaging in offsetting transactions at, or prior to, maturity of a forward foreign currency contract.

Derivatives Risk — Forward Rate Agreements. Certain underlying funds may enter into forward rate agreements for investment purposes, for risk management (hedging) purposes, and to increase flexibility. Under forward rate agreements, the buyer locks in an interest rate at a future settlement date. If the interest rate on the settlement date exceeds the lock rate, the buyer pays the seller the difference between the two rates. If the lock rate exceeds the interest rate on the settlement date, the seller pays the buyer the difference between the two rates. These transactions involve risks, including counterparty risk, hedging risk and interest rate risk.

Derivatives Risk — Futures Contracts. Certain underlying funds may enter into futures contracts, including currency, bond, treasury index and interest rate futures for investment purposes, for risk management (hedging) purposes, and to increase flexibility. The liquidity of the futures markets depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. The underlying fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. The underlying fund’s investment or hedging strategies may be unable to achieve their objectives.

Derivatives Risk — Interest Rate Swaps. Certain underlying funds may enter into interest rate swap agreements to obtain or preserve a desired return or spread at a lower cost than through a direct investment in an instrument that yields the desired return or spread. Interest rate swaps can be based on various measures of interest rates, including LIBOR, swap rates, treasury rates and other foreign interest rates. A swap agreement can increase or decrease the volatility of the underlying fund’s investments and its net asset value. Swaps can involve greater risks than direct investment in securities, because swaps may be leveraged (creating leverage risk) and are subject to counterparty risk, pricing risk (i.e., swaps may be difficult to value) and liquidity risk (i.e., may not be possible for the underlying fund to liquidate a swap position at an advantageous time or price, which may result in significant losses).

Derivatives Risk. Derivatives are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, currency or index may result in a substantial loss for the underlying fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the underlying fund. Derivative instruments in which the underlying funds invest will typically increase each such fund’s exposure to principal risks to which they are otherwise exposed, and may expose the underlying fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk and liquidity risk.

Correlation risk is related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses.

Counterparty risk is the risk that a counterparty to the derivative instrument becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, and the underlying fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed.

Hedging risk is the risk that derivative instruments used to hedge against an opposite position may offset losses, but they may also offset gains. There is no guarantee that a hedging strategy will eliminate the risk which the hedging strategy is intended to offset, which may lead to losses within the underlying fund.

Leverage risk is the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument. Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment.

Liquidity risk is the risk that the derivative instrument may be difficult or impossible to sell or terminate, which may cause the underlying fund to be in a position to do something the portfolio managers would not otherwise choose, including accepting a lower price for the derivative instrument, selling other investments or foregoing another, more appealing investment opportunity. Derivative instruments which are not traded on an exchange, including, but not limited to, forward contracts, swaps and over-the-counter options, may have increased liquidity risk.

U.S. federal legislation has recently been enacted that provides for new clearing, margin, reporting and registration requirements for participants in the derivatives market. While the ultimate impact is not yet clear, these changes could restrict and/or impose significant costs or other burdens upon the Fund’s participation in derivatives transactions.

See the Merger SAI for more information on derivative instruments and related risks.

Exchange Traded Fund (ETF) Risk. An ETF’s share price may not track its specified market index (if any) and may trade below its net asset value. Certain ETFs use a “passive” investment strategy and will not attempt to take defensive positions in volatile or declining markets. An active secondary market in ETF shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance an ETF’s shares will continue to be listed on an active exchange. In addition, shareholders bear both their proportionate share of the underlying fund’s expenses and similar expenses incurred through ownership of the ETF.

Focused Portfolio Risk. Underlying funds that invest in a limited number of companies may have more volatility and is considered to have more risk than a underlying fund that invests in a greater number of companies because changes in the value of a single security may have a more significant effect, either negative or positive, on the underlying fund’s net asset value. To the extent the underlying fund invests its assets in fewer securities, the underlying fund is subject to greater risk of loss if any of those securities declines in price.

Foreign Currency Risk. An underlying fund’s exposure to foreign currencies subjects the underlying fund to constantly changing exchange rates and the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being sold forward. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and economic, political or social developments or other events or conditions in the U.S. or abroad. As a result, the underlying fund’s exposure to foreign currencies may reduce the returns of the underlying fund. Trading of foreign currencies also includes the risk of clearing and settling trades which, if prices are volatile, may be difficult or impossible.

Geographic Concentration Risk. Underlying funds that concentrate their investments geographically may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic region. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the underlying fund may be more volatile than a more geographically diversified fund.

Greater China Regional Risk. The Greater China region consists of Hong Kong, The People’s Republic of China and Taiwan, among other countries, and an underlying fund’s investments in the region are particularly susceptible to risks in that region. Events in any one country within the region may impact the other countries in the region or the Asia region as a whole. As a result, events in the region will generally have a greater effect on the underlying fund than if the underlying fund were more geographically diversified, which could result in greater volatility and losses. Markets in the Greater China region can experience significant volatility due to social, regulatory and political uncertainties.

Growth Securities Risk. Because growth securities typically trade at a higher multiple of earnings than other types of securities, the market values of growth securities may be more sensitive to changes in current or expected earnings than the market values of other types of securities. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time.

Highly Leveraged Transactions Risk. Certain underlying funds invest in loans or other securities substantially consist of transactions involving refinancings, recapitalizations, mergers and acquisitions, and other financings for general corporate purposes. The underlying fund’s investments also may include senior obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code (commonly known as “debtor-in-possession” financings), provided that such senior obligations are determined by the underlying fund’s Investment Manager, or subadviser, as the case may be, upon its credit analysis to be a suitable investment by such underlying fund. In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. Such business objectives may include but are not limited to: management’s taking over control of a company (leveraged buy-out); reorganizing the assets and liabilities of a company (leveraged recapitalization); or acquiring another company. Loans or securities that are part of highly leveraged transactions involve a greater risk (including default and bankruptcy) than other investments.

High-Yield Securities Risk. Non-investment grade loans or other debt securities, commonly called “high-yield” or “junk,” may react more to perceived changes in the ability of the borrower or issuing entity to pay interest and principal when due than to changes in interest rates. Non-investment grade loans or other debt securities may experience greater price fluctuations and are subject to a greater risk of loss than investment grade loans or securities. A default or expected default of a loan could also make it difficult for the underlying fund to sell the loan at a price approximating the value previously placed on it.

Impairment of Collateral Risk. The value of collateral, if any, securing a floating rate loan can decline, and may be insufficient to meet the borrower’s obligations or difficult to liquidate. In addition, the underlying fund’s access to collateral may be limited by bankruptcy or other insolvency laws. Further, certain floating rate loans may not be fully collateralized and may decline in value.

Industry Concentration Risk. Investments that are concentrated in a particular industry will make the underlying fund’s portfolio value more susceptible to the events or conditions impacting that particular industry (i.e., if an underlying fund invest more than 25% of its total assets in money market instruments issued by banks, the value of these investments may be adversely affected by economic, political or regulatory developments in or that impact the banking industry).

Inflation Protected Securities Risk. Inflation-protected debt securities tend to react to change in real interest rates. Real interest rates can be described as nominal interest rates minus the expected impact of inflation. In general, the price of an inflation-protected debt security falls when real interest rates rise, and rises when real interest rates fall. Interest payments on inflation-protected debt securities will vary as the principal and/or interest is adjusted for inflation and may be more volatile than interest paid on ordinary bonds. In periods of deflation, these securities may generate no income at all. Income earned by the Fund depends on the amount of principal invested, and that principal will not grow with inflation unless the Fund reinvests the portion of underlying fund distributions that comes from inflation adjustments.

Infrastructure-Related Companies Risk. When an underlying fund concentrates its investments in infrastructure-related securities, the underlying fund has greater exposure to adverse economic, regulatory, political, legal, and other changes affecting the issuers of such securities. Infrastructure-related businesses are subject to a variety of factors that may adversely affect their business or operations including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Additionally, infrastructure-related entities may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption and/or legal challenges due to environmental, operational or other mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards. There is also the risk that corruption may negatively affect publicly-funded infrastructure projects, especially in foreign markets, resulting in work stoppage, delays and cost overruns.

Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. Interest rate risk is generally associated with fixed-income securities: when interest rates rise, the prices generally fall. In general, the longer the maturity or duration of a fixed-income security, the greater its sensitivity to changes in interest rates. Interest rate changes also may increase prepayments of debt obligations, which in turn would increase prepayment risk.

Issuer Risk. An issuer may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the underlying fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures or other events, conditions or factors.

Leverage Risk. Leverage occurs when an underlying fund increases its assets available for investment using borrowings, short sales, derivatives, or similar instruments or techniques. Due to the fact that short sales involve borrowing securities and then selling them, the underlying fund’s short sales effectively leverage the underlying fund’s assets. The use of leverage creates certain risks for underlying fund shareholders, including the greater likelihood of higher volatility of the underlying fund’s return, and its net asset value. Changes in the value of the underlying fund’s portfolio securities will have a disproportionate effect on its net asset value per share when leverage is used. The underlying fund’s assets that are used as collateral to secure the short sales may decrease in value while the short positions are outstanding, which may force the underlying fund to use its other assets to increase the collateral. Leverage can also create an interest expense that may lower the underlying fund’s overall returns. There is no guarantee that a leveraging strategy will be successful.

Liquidity Risk. The risk associated from a lack of marketability of investments which may make it difficult to sell the investment at desirable prices in order to minimize loss. The underlying fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity.

Market Risk. The market value of investments may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of investments may fluctuate, sometimes rapidly and unpredictably. This risk is generally greater for small and mid-sized companies and for certain specialized instruments such as floating rate loans, which tend to be more vulnerable than large companies to adverse developments. In addition, focus on a particular style, for example, investment in growth or value securities, may cause an underlying fund to underperform other mutual funds if that style falls out of favor with the market.

Mid-Cap Company Risk. Investments in mid-capitalization (mid-cap) companies often involve greater risks than investments in larger, more established companies because mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of mid-cap companies may trade on the over-the-counter market or on regional securities exchanges and the frequency and volume of their trading is substantially less and may be more volatile than is typical of larger companies.

Mortgage-Related and Other Asset-Backed Risks. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if an underlying fund holds mortgage-related securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner.

Non-Diversification Risk. Although the Funds are diversified funds, certain of the underlying funds are non-diversified funds. A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund. Because each investment has a greater effect on the underlying fund’s performance, underlying funds may be more exposed to the risks of loss and volatility than a fund that invests more broadly.

Portfolio Turnover Risk. The underlying funds’ portfolio managers may actively and frequently trade securities or other instruments in its portfolio to carry out its investment strategies. A high portfolio turnover rate increases transaction costs, which may increase the underlying fund’s expenses. Frequent and active trading may also cause adverse tax consequences for investors in the underlying fund due to an increase in short-term capital gains. The use of certain derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for the underlying fund. The trading costs and tax effects associated with portfolio turnover may adversely affect the underlying fund’s performance.

Prepayment and Extension Risk. Prepayment and extension risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid, or redeemed before maturity. This risk is primarily associated with asset-backed securities, including mortgage-backed securities and floating rate loans. If a loan or security is converted, prepaid or redeemed before maturity, particularly during a time of declining interest rates or spreads, the portfolio managers may not be able to invest the proceeds in securities or loans providing as high a level of income, resulting in a reduced yield to the underlying fund. Conversely, as interest rates rise or spreads widen, the likelihood of prepayment decreases. The portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads because the underlying fund’s investments are locked in at a lower rate for a longer period of time.

Quantitative Model Risk. Certain underlying funds use quantitative methods in their investment process that may perform differently from the market as a whole for many reasons, including the factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns, among others. There can be no assurance that these methodologies will enable the underlying funds to achieve their objectives.

Real Estate Industry Risk. Certain underlying funds invest in or concentrate their investments in securities of companies operating in the real estate industry, making such underlying fund susceptible to risks associated with the ownership of real estate and with the real estate industry in general. These risks can include fluctuations in the value of the underlying properties, defaults by borrowers or tenants, market saturation, decreases in market rates for rents, and other economic, political, or regulatory occurrences affecting the real estate industry, including real estate investment trusts (REITs). REITs depend upon specialized management skills, may have limited financial resources, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs are also subject to the risk of failing to qualify for tax-free pass-through of income. Some REITs (especially mortgage REITs) are affected by risks similar to those associated with investments in debt securities including changes in interest rates and the quality of credit extended.

Regulatory Risk — Commodity Futures Trading Commission. Underlying funds, as applicable, intend to comply with Rule 4.5 of the Commodity Futures Trading Commission (CFTC), pursuant to which registered investment companies are exempt from the definition of the term “commodity pool operator,” and thus, not subject to regulation by the CFTC. However, the CFTC recently proposed significant changes in the way in which registered investment companies that invest in commodities markets are regulated. To the extent these proposals are adopted, the underlying fund may be compelled to consider significant changes, which could include substantially altering its principal investment strategies (e.g., reducing substantially the underlying fund’s exposure to the commodities markets) or, if deemed necessary, liquidating the underlying fund.

Reinvestment Risk. The risk that the underlying fund will not be able to reinvest income or principal at the same rate it currently is earning.

Risks of Foreign/Emerging Markets Investing. Foreign securities are securities of issuers based outside the United States. An issuer is deemed to be based outside the United States if it is organized under the laws of another country. Foreign securities are primarily denominated in foreign currencies. In addition to the risks normally associated with domestic securities of the same type, foreign securities are subject to the following risks:

Country risk includes the risks associated with the political, social, economic, and other conditions or events occurring in the country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets. The liquidity of foreign investments may be more limited than U.S. investments, which means that at times it may be difficult to sell foreign securities at desirable prices.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the underlying fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add to or subtract from the value of the investment.

Custody risk refers to the risks associated with the clearing and settling of trades. Holding securities with local agents and depositories also has risks. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market, which are less reliable than the U.S. markets. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the likelihood of problems occurring.

Emerging markets risk includes the dramatic pace of change (economic, social and political) in these countries as well as the other considerations listed above. These markets are in early stages of development and may be volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.

Sector Risk. Underlying funds that emphasize one or more economic sectors or industries may be more susceptible to the financial, market or economic conditions or events affecting the particular issuers, sectors or industries in which they invest than funds that do not so emphasize. The more an underlying fund diversifies its investments, the more it spreads risk and potentially reduces the risks of loss and volatility.

Small and Mid-Cap Company Risk. Investments in small and mid-capitalization (small and mid-cap) companies often involve greater risks than investments in larger, more established companies because small and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification, experience and competitive strengths of larger companies. Securities of small and mid-cap companies may trade on the over-the-counter market or on regional securities exchanges and the frequency and volume of their trading may be substantially less and may be more volatile than is typical of larger companies.

Sovereign Debt Risk. A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis that led to defaults and the restructuring of certain indebtedness.

The largest biggest risks associated with sovereign debt include credit risk and risks of foreign/emerging markets investing.

Subsidiary Risk. Certain underlying funds gain exposure to the commodities markets through an investment in wholly owned subsidiaries (Subsidiary) that invest directly in commodity-linked investments. By investing in the Subsidiary, the underlying fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-linked investments held by the Subsidiary are similar to those that are permitted to be held by the underlying fund, and thus, are subject to the same risks (described above under “Commodity Risk” and elsewhere) whether or not they are held by the underlying fund or the Subsidiary. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the 1940 Act. However, the underlying fund wholly owns and controls the Subsidiary, and the underlying fund and the Subsidiary are both managed by Columbia Management, making it unlikely that the Subsidiary will take action contrary to the interests of the underlying fund and its shareholders. The Board has oversight responsibility for the investment activities of the underlying fund, including its investment in the Subsidiary, and the underlying fund’s role as sole shareholder of the Subsidiary. In managing the Subsidiary’s investment portfolio, Columbia Management will manage the Subsidiary’s portfolio in accordance with the underlying fund’s investment policies and restrictions. Changes in the laws of the United States and/or the Cayman Islands, under which the underlying fund and the Subsidiary, respectively, are organized, could result in the inability of the underlying fund and/or the Subsidiary to operate as intended. For example, the Cayman Islands currently does not impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law were changed and the Subsidiary was required to pay Cayman Island taxes, the investment returns of the underlying fund would likely decrease.

Tax Risk. As a regulated investment company, an underlying fund (as well as each of the Funds) must derive at least 90% of its gross income for each taxable year from sources treated as “qualifying income” under the Internal Revenue Code of 1986, as amended. Certain underlying funds currently intend to take positions in forward currency contracts with notional value exceeding 80% of the underlying fund’s total net assets. Although foreign currency gains currently constitute “qualifying income,” the Treasury Department has the authority to issue regulations excluding from the definition of “qualifying income” a fund’s foreign currency gains not “directly related” to its “principal business” of investing in stocks or securities (or options and futures with respect thereto). Such regulations might treat gains from some of the underlying fund’s foreign currency-denominated positions as not “qualifying income” and there is a remote possibility that such regulations might be applied retroactively, in which case, the underlying fund might not qualify as a regulated investment company for one or more years. In the event the Treasury Department issues such regulations, the underlying fund’s Board of Trustees may authorize a significant change in investment strategy or underlying fund’s liquidation.

Technology and Technology-Related Investment Risk. The market prices of technology and technology-related stocks tend to exhibit a greater degree of market risk and price volatility than other types of investments. These stocks may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. These stocks also may be affected adversely by changes in technology, consumer and business purchasing patterns, government regulation and/or obsolete products or services. In addition, a rising interest rate environment tends to negatively affect technology and technology-related companies. In such an environment, those companies with high market valuations may appear less attractive to investors, which may cause sharp decreases in the companies’ market prices. Further, those technology or technology-related companies seeking to finance their expansion would have increased borrowing costs, which may negatively impact their earnings. As a result, these factors may negatively affect the performance of the underlying fund. Finally, the underlying fund may be susceptible to factors affecting the technology and technology-related industries, and the underlying fund’s net asset value may fluctuate more than a fund that invests in a wider range of industries. Technology and technology-related companies are often smaller and less experienced companies and may be subject to greater risks than larger companies, such as limited product lines, markets and financial and managerial resources. These risks may be heightened for technology companies in foreign markets.

U.S. Government Obligations Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government. The underlying fund may be subject to such risk to the extent it invests in securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises.

Value Securities Risk. Value securities involve the risk that they may never reach what the portfolio managers believe is their full market value either because the market fails to recognize the stock’s intrinsic worth or the portfolio managers misgauged that worth. They also may decline in price, even though in theory they are already undervalued. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the underlying fund’s performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing growth stocks).

Exhibit F

Columbia Moderate Aggressive Fund and Columbia Moderate Conservative Fund —

Underlying Funds’ Investment Objectives and Strategies

The table starting below provides a brief overview of the investment objectives and principal investments of certain of the Underlying Funds in which the Portfolios may invest. The Portfolios invest in the Underlying Funds in varying proportions.

You’ll find more detailed information about each of these Underlying Fund’s investment strategies and risks in its prospectus and SAI. Refer to www.columbiafunds.com or contact your financial advisor or the Transfer Agent for details.

The Underlying Funds

	Investment Objectives	Principal Investment Strategies
Large Capitalization Domestic Equity

Columbia Contrarian Core Fund	The Fund seeks total return, consisting of long-term capital appreciation and current income.	Under normal circumstances, the Fund invests at least 80% of its net assets in common stocks. In addition, under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of U.S. companies that have large market capitalizations (generally over $2 billion) that Columbia Management believes are undervalued and have the potential for long-term growth and current income.

Columbia Diversified Equity Income Fund	The Fund seeks to provide shareholders with a high level of current income and, as a secondary objective, steady growth of capital.	The Fund’s assets primarily are invested in equity securities. Under normal market conditions, the Fund will invest at least 80% of its net assets in dividend-paying common and preferred stocks. The Fund may invest up to 25% of its net assets in foreign investments. The Fund can invest in any economic sector and, at times, may emphasize one or more particular sectors.

Columbia Dividend Income Fund	The Fund seeks total return, consisting of current income and capital appreciation.	Under normal circumstances, the Fund invests at least 80% of its net assets in a diversified portfolio of income-producing (dividend-paying) equity securities, which will consist primarily of common stocks but also may include preferred stocks and convertible securities. The Fund may invest up to 20% of its net assets in debt securities, including securities that, at the time of purchase, are rated low and below investment grade or are unrated but determined by Columbia Management to be of comparable quality, which are commonly referred to as “junk bonds.” The Fund may also invest up to 20% of its net assets in foreign securities.

	Investment Objectives	Principal Investment Strategies
Columbia Dividend Opportunity Fund	The Fund seeks to provide shareholders with a high level of current income. The Fund’s secondary objective is growth of income and capital.	The Fund’s assets are primarily invested in equity securities. Under normal market conditions, the Fund will invest at least 80% of its net assets in dividend-paying common and preferred stocks. The Fund can invest in any economic sector and, at times, it may emphasize one or more particular sectors. The Fund may invest up to 25% of its net assets in foreign investments. Columbia Management applies quantitative screens to determine yield potential, conducting fundamental research based on numerous statistical measures.

Columbia Equity Value Fund	The Fund seeks to provide shareholders with growth of capital and income.	Under normal market conditions, the Fund will invest at least 80% of its net assets in equity securities. These securities (generally, common stocks) may provide income, offer the opportunity for long-term capital appreciation, or both. The Fund may invest up to 25% of its net assets in foreign investments. The Fund can invest in any economic sector and, at times, it may emphasize one or more particular sectors.

Columbia Large Cap Core Fund	The Fund seeks long-term capital appreciation.	Under normal circumstances, the Fund invests at least 80% of its net assets in securities of companies that have market capitalizations in the range of companies in the Standard & Poor’s (S&P) 500® Index at the time of purchase. The Fund may invest up to 20% of its total assets in foreign securities. The Fund normally invests in common stocks, preferred stocks and convertible securities like warrants and rights. The Fund also may invest in exchange-traded funds.

Columbia Large Cap Enhanced Core Fund	The Fund seeks total return before fees and expenses that exceeds the total return of the Standard & Poor’s (S&P) 500® Index.	Under normal circumstances, the Fund invests at least 80% of its net assets in common stocks that comprise the S&P 500® Index, convertible securities that are convertible into stocks included in that index, and derivatives whose returns are closely equivalent to the returns of the S&P 500® Index or its components.

Columbia Large Cap Growth Fund	The Fund seeks long-term capital appreciation.	Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of large-capitalization companies, primarily common stocks and securities that can be converted into common stocks. These companies generally have market capitalizations in the range of companies in the Russell 1000 Growth Index at the time of purchase. The Fund may also invest up to 20% of its total assets in foreign securities.

	Investment Objectives	Principal Investment Strategies
Columbia Large Cap Index Fund	The Fund seeks total return before fees and expenses that corresponds to the total return of the Standard & Poor’s (S&P) 500® Index.	Under normal circumstances, the Fund invests at least 80% of its net assets in common stocks that comprise the S&P 500® Index. The Fund may invest in derivatives, consisting of stock index futures or options, as substitutes for the underlying securities in the S&P 500® Index. The Fund may buy shares of Ameriprise Financial, Inc., an affiliate of Columbia Management, which is currently included in the S&P 500® Index, subject to certain restrictions. The Fund attempts to achieve at least a 95% correlation between the performance of the S&P 500® Index and the Fund’s investment results, before fees and expenses.

Columbia Large Cap Value Fund	The Fund seeks long-term capital appreciation.	Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies that have market capitalizations in the range of the companies in the Russell 1000 Value Index at the time of purchase. The Fund may invest up to 20% of its total assets in foreign securities. The Fund also may invest in real estate investment trusts.

Columbia Large Core Quantitative Fund	The Fund seeks to provide shareholders with long-term capital growth.	Under normal market conditions, at least 80% of the Fund’s net assets are invested in equity securities of companies with market capitalizations greater than $5 billion at the time of purchase or that are within the market capitalization range of companies in the S&P 500 Index at the time of purchase. As long as an investment continues to meet the Fund’s other investment criteria, the Fund may choose to continue to hold a stock even if the company’s market capitalization falls below the market capitalization of the smallest company held within the index.

Columbia Large Growth Quantitative Fund	The Fund seeks to provide shareholders with long-term capital growth.	Under normal market conditions, at least 80% of the Fund’s net assets are invested in equity securities of companies with market capitalizations of over $5 billion at the time of purchase or that are within the capitalization range of companies in the Russell 1000 Growth Index at the time of purchase. As long as an investment continues to meet the Fund’s other investment criteria, the Fund may choose to continue to hold a stock even if the company’s market capitalization falls below the market capitalization of the smallest company held within the index.

	Investment Objectives	Principal Investment Strategies
Columbia Large Value Quantitative Fund	The Fund seeks to provide shareholders with long-term capital growth.	Under normal market conditions, at least 80% of the Fund’s net assets will be invested in equity securities of companies with market capitalizations of over $5 billion at the time of purchase or that are within the capitalization range of companies in the Russell 1000 Value Index at the time of purchase. As long as an investment continues to meet the Fund’s other investment criteria, the Fund may choose to continue to hold a stock even if the company’s market capitalization falls below the market capitalization of the smallest company held within the Russell 1000 Value Index. The Fund can invest in any economic sector and, at times, may emphasize one or more particular sectors.

Columbia Marsico Flexible Capital Fund	The Fund seeks to provide shareholders with long-term growth of capital.	The Fund invests in equity securities and other investments that are selected primarily for their long-term growth potential. Under normal market conditions, the Fund may invest up to 40% of its assets in various types of fixed income and variable income securities, including up to 25% in securities rated below investment grade (commonly called “high yield securities” or “junk bonds”). The Fund may invest without limit in foreign investments, including investments in emerging markets. The Fund may invest in issuers of any size, and will generally hold a core position of between 20 and 50 securities or other investments, but this range may change from time to time.

Columbia Marsico Focused Equities Fund	The Fund seeks long-term growth of capital.	Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities. These investments mostly consist of equity securities of large-capitalization companies that have market capitalizations of $5 billion or more at the time of purchase. The Fund, which is non-diversified, generally will hold a core position of between 20 and 30 common stocks that are believed to have potential for long-term growth. The Fund may invest up to 25% of its total assets in foreign securities, including in emerging market securities.

Columbia Marsico Growth Fund	The Fund seeks long-term growth of capital.	Under normal circumstances, the Fund invests primarily in equity securities of large-capitalization companies that have market capitalizations of $5 billion or more at the time of purchase. The Fund generally holds a core position of between 35 and 50 common stocks. The Fund may invest up to 25% of its total assets in foreign securities, including in emerging market securities.

	Investment Objectives	Principal Investment Strategies
Columbia Recovery and Infrastructure Fund	The Fund seeks to provide shareholders with long-term growth of capital.	The Fund generally seeks to invest in infrastructure-related companies that appear to be undervalued or that may be temporarily out of favor, but that Columbia Management believes are entering a period of recovery (i.e., a period in which these infrastructure-related companies have good prospects for growth or capital appreciation). Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities issued by infrastructure-related companies. The Fund may invest up to 20% of its assets in securities of issuers that are not infrastructure-related companies including companies that Columbia Management believes may be undervalued due to their cyclical nature, market conditions, and/or changes in the economy. The Fund may invest in companies of any size and may invest up to 25% of its net assets in foreign investments. The Fund may invest in publicly traded units of master limited partnerships, real estate investment trusts, ETFs and other investment companies.

Columbia Select Large Cap Growth Fund	The Fund seeks long-term capital appreciation.	Under normal circumstances, the Fund invests at least 80% of its net assets in common stocks of U.S. and foreign companies that have market capitalizations in the range of companies in the Russell 1000 Growth Index at the time of purchase. The Fund may invest directly in foreign securities or indirectly through depositary receipts. The Fund will not concentrate its assets in any single industry but may invest more than 25% of its assets in companies in the technology and health care sectors, respectively.

Columbia Select Large-Cap Value Fund	The Fund seeks to provide shareholders with long-term capital appreciation.	Under normal market conditions, the Fund invests at least 80% of its net assets in the common stock of “value” companies with large market capitalizations ($4 billion or more) at the time of purchase by the Fund. The Fund considers “value” companies to be those companies believed by Columbia Management to be undervalued, either historically, by the market, or by their peers. Columbia Management seeks to identify value companies that it believes display certain characteristics, including but not limited to, a low price-to-earnings and/or low price-to-book ratio, positive change in senior management, positive corporate restructuring, temporary setback in price due to factors that no longer exist, positive shift in the company’s business cycle, and/or a catalyst for increase in the rate of the company’s earnings growth. The Fund may hold a small number of securities because Columbia Management believes doing so allows it to adhere to its value investment approach. The Fund can invest in any economic sector and, at times, it may emphasize one or more particular sectors.

	Investment Objectives	Principal Investment Strategies
Columbia Strategic Investor Fund	The Fund seeks long-term growth of capital by using a “value” approach to invest primarily in common stocks.	Under normal circumstances, the Fund invests primarily in common stocks of companies that Columbia Management believes are attractively valued and have the potential for long-term growth. The Fund may invest in companies that have market capitalizations of any size and may invest a significant amount of its assets in smaller companies. The Fund may invest up to 33% of its total assets in foreign securities, including securities of companies in emerging market countries. The Fund may invest in derivatives, including futures, forwards, options, swap contracts and other derivative instruments. The Fund may invest in special situations such as companies involved in initial public offerings, tender offers, mergers and other corporate restructurings, and in companies involved in management changes or companies developing new technologies.

Columbia Value and Restructuring Fund	The Fund seeks long-term capital appreciation.	Under normal circumstances, the Fund invests at least 80% of its net assets in common stocks that Columbia Management believes are undervalued and have the potential for long-term appreciation. In addition, under normal circumstances, the Fund invests at least 65% of its assets in common stocks of companies Columbia Management believes will benefit from various types of restructuring efforts or industry consolidation. The Fund may invest in companies that have market capitalizations of any size. The Fund may invest in foreign securities, including securities of companies in emerging market countries. The Fund may invest directly in foreign securities or indirectly through depositary receipts. The Fund may invest in special situations such as companies involved in initial public offerings, tender offers, mergers and other corporate restructurings, and in companies involved in management changes or companies developing new technologies.

Mid-Capitalization Domestic Equity

Columbia Acorn Fund	The Fund seeks long-term capital appreciation.	Under normal circumstances, the Fund invests a majority of its net assets in the common stock of small- and mid-sized companies with market capitalizations under $5 billion at the time of investment. The Fund invests the majority of its assets in U.S. companies, but also may invest up to 33% of its total assets in foreign companies in developed markets (for example, Japan, Canada and the United Kingdom) and in emerging markets (for example, China, India and Brazil).

	Investment Objectives	Principal Investment Strategies
Columbia Acorn Select	The Fund seeks long-term capital appreciation.	Under normal circumstances, the Fund invests a majority of its net assets in the common stock of companies with market capitalizations under $20 billion at the time of investment. The Fund invests the majority of its assets in U.S. companies, but also may invest up to 33% of its total assets in foreign companies in developed markets (for example, Japan, Canada and the United Kingdom) and in emerging markets (for example, China, India and Colombia). The Fund may also invest in companies which the fund’s investment manager believes have good operational fundamentals but may be undervalued due to negative investor sentiment related to company-specific or market-related conditions. Investments in turnaround and development stage companies may also be made when the fund’s investment manager believes potential returns outweigh risks of losses.

Columbia Mid Cap Growth Fund	The Fund seeks significant capital appreciation by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of companies with a market capitalization, at the time of initial purchase, equal to or less than the largest stock in the Russell Midcap Index.	Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies that have market capitalizations in the range of the companies in the Russell Midcap Index at the time of purchase. The Fund also may invest up to 20% of its net assets in equity securities of companies that have market capitalizations outside the range of the Russell Midcap Index. The Fund may also invest up to 20% of its total assets in foreign securities. The Fund may invest directly in foreign securities or indirectly through depositary receipts. The Fund may also invest in convertible securities, including preferred stock, warrants and debentures. The Fund may invest in special situations such as companies involved in initial public offerings, tender offers, mergers and other corporate restructurings, and in companies involved in management changes or companies developing new technologies.

Columbia Mid Cap Growth Opportunity Fund	The Fund seeks to provide shareholders with growth of capital.	Under normal market conditions, the Fund will invest at least 80% of its net assets at the time of purchase in the common stocks of mid-capitalization companies. Columbia Management defines mid-cap companies as those whose market capitalization (number of shares outstanding multiplied by the share price) falls within the range of the companies that comprise the Russell Midcap Growth Index.

Columbia Mid Cap Index Fund	The Fund seeks total return before fees and expenses that corresponds to the total return of the S&P MidCap 400® Index.	Under normal circumstances, the Fund invests at least 80% of its net assets in common stocks that comprise the S&P MidCap 400® Index. The Fund may invest in derivatives, consisting of stock index futures or options, as substitutes for the underlying securities in the S&P MidCap 400® Index. The Fund attempts to achieve at least a 95% correlation between the performance of the S&P MidCap 400® Index and the Fund’s investment results, before fees and expenses.

	Investment Objectives	Principal Investment Strategies
Columbia Mid Cap Value Fund	The Fund seeks long-term capital appreciation.	Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies that have market capitalizations in the range of the companies in the Russell Midcap Value Index at the time of purchase. The Fund also may invest up to 20% of its total assets in foreign securities. The Fund also may invest in real estate investment trusts.

Columbia Mid Cap Value Opportunity Fund	The Fund seeks to provide shareholders with long-term growth of capital.	Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of medium-sized companies. Medium-sized companies are those whose market capitalizations at the time of purchase fall within the range of the Russell Midcap Value Index. Up to 20% of the Fund’s net assets may be invested in stocks of smaller or larger companies. The Fund may invest up to 25% of its net assets in foreign investments. The Fund can invest in any economic sector and, at times, it may emphasize one or more particular sectors.

Small-Capitalization Domestic Equity

Columbia Acorn USA	The Fund seeks long-term capital appreciation.	Under normal circumstances, the Fund invests at least 80% of its net assets in U.S. companies. Under normal circumstances, the Fund invests a majority of its net assets in small- and mid-sized companies with market capitalizations under $5 billion at the time of investment.

Columbia Frontier Fund	The Fund seeks to provide shareholders with growth of capital.	Although the Fund may invest in the securities of any company, the Fund invests at least 65% of its net assets, determined at the time of investment, in equity securities of small U.S. companies. For these purposes, small companies are currently defined as companies with market capitalization, at the time of purchase, of $2 billion or less. Companies are selected for their growth prospects (as identified by Columbia Management).

Columbia Multi-Advisor Small Cap Value Fund	The Fund seeks to provide shareholders with long-term capital appreciation.	Under normal market conditions, at least 80% of the Fund’s net assets are invested in small cap companies. For these purposes, small cap companies are those that have a market capitalization, at the time of investment, of up to $2.5 billion or that fall within the range of the Russell 2000 Value Index. The Fund may invest up to 25% of its net assets in foreign investments.

	Investment Objectives	Principal Investment Strategies
Columbia Select Smaller-Cap Value Fund	The Fund seeks to provide shareholders with long-term capital appreciation.	Under normal market conditions, the Fund invests at least 80% of its net assets in the common stock of “value” companies with smaller market capitalizations ($3 billion or less) at the time of purchase by the Fund. The Fund considers “value” companies to be those companies believed by Columbia Management to be undervalued, either historically, by the market, or by their peers. The Fund may invest up to 25% of its net assets in foreign investments. The Fund may hold a small number of securities because Columbia Management believes doing so allows it to adhere to its value investment approach. The Fund can invest in any economic sector and, at times, it may emphasize one or more particular sectors.

Columbia Small Cap Core Fund	The Fund seeks long-term capital appreciation.	Under normal market conditions, the Fund invests at least 80% of its net assets in stocks of companies that have market capitalizations in the range of companies in the Russell 2000 Index at the time of purchase. The Fund may also invest up to 20% of its total assets in foreign equity securities.

Columbia Small Cap Growth Fund I	The Fund seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of companies with a market capitalization, at the time of initial purchase, equal to or less than the largest stock in the S&P SmallCap 600® Index.	Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities (including, but not limited to, common stocks, preferred stocks and securities convertible into common or preferred stocks) of companies that have market capitalizations in the range of companies in the S&P SmallCap 600® Index at the time of purchase. The Fund may also invest up to 20% of its net assets in stocks of companies that have market capitalizations outside the range of the S&P SmallCap 600® Index. The Fund may also invest up to 20% of its total assets in foreign securities. The Fund may invest directly in foreign securities or indirectly through depositary receipts.

Columbia Small Cap Growth Fund II	The Fund seeks long-term growth of capital.	Under normal circumstances, the Fund invests at least 80% of its net assets in securities of companies that have market capitalizations in the range of companies in the Russell 2000 Growth Index at the time of purchase. The Fund normally invests in common stocks and may invest up to 20% of its total assets in foreign securities.

Columbia Small Cap Index Fund	The Fund seeks total return before fees and expenses that corresponds to the total return of the S&P SmallCap 600® Index.	Under normal circumstances, the Fund invests at least 80% of its net assets in common stocks that comprise the S&P SmallCap 600® Index. The Fund may invest in derivatives, consisting of stock index futures or options, as substitutes for the underlying securities in the S&P SmallCap 600® Index. The Fund attempts to achieve at least a 95% correlation between the performance of the S&P SmallCap 600® Index and the Fund’s investment results, before fees and expenses.

	Investment Objectives	Principal Investment Strategies
Columbia Small Cap Value Fund I	The Fund seeks long-term capital appreciation.	Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies that have market capitalizations in the range of the companies in the Russell 2000 Value Index at the time of purchase. The Fund may invest up to 20% of its total assets in foreign securities.

Columbia Small Cap Value Fund II	The Fund seeks long-term capital appreciation.	Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies that have market capitalizations in the range of the companies in the Russell 2000 Value Index at the time of purchase. The Fund may invest up to 20% of its total assets in foreign securities. The Fund also may invest in real estate investment trusts.

International/Global Equity

Columbia Acorn Emerging Markets Fund	The Fund seeks long-term capital appreciation.	Under normal circumstances, the Fund invests at least 80% of its net assets in companies located in emerging market countries, including frontier market countries. Emerging market countries are those countries whose economies are developing or emerging from underdevelopment (for example, China, India, Poland and Turkey). Frontier market countries generally have smaller economies and even less developed capital markets than traditional emerging market countries (for example, Vietnam, Colombia, Nigeria and Kazakhstan). For purposes of the Fund’s policies, the Fund may invest in a company if (i) it is domiciled in, or the principal trading market for its securities is in, an emerging market country, (ii) it derives 50% or more of its economic value from goods produced, sales made or services performed or has at least 50% of its assets in an emerging market country or countries or (iii) it is a holding company that predominantly holds shares in such companies. The Fund may invest in a variety of countries, industries and sectors and does not attempt to invest a specific percentage of its assets in any given country, industry or sector. Under normal circumstances, the Fund invests a majority of its net assets in the common stock of small- and mid-sized companies with market capitalizations under $5 billion at the time of investment.

	Investment Objectives	Principal Investment Strategies
Columbia Acorn European Fund	The Fund seeks long-term capital appreciation.	Under normal circumstances, the Fund invests at least 80% of its net assets in European companies. Under normal circumstances, the Fund invests at least 70% of its total assets in companies in Western European countries (for example, the United Kingdom, Germany, France and Italy), but also may invest up to 30% of its total assets in companies in emerging Central and Eastern European countries (for example, Poland, the Czech Republic, Turkey and Cyprus), including up to 10% of its total assets in companies in Russia and the Ukraine. For purposes of the Fund’s policies, the Fund may invest in a company if (i) it is domiciled in, or the principal trading market for its securities is in, a European country, (ii) it derives 50% or more of its economic value from goods produced, sales made or services performed or has at least 50% of its assets in a European country or (iii) it is a holding company that predominantly holds shares in such companies. The Fund may invest in a variety of countries, industries and sectors and does not attempt to invest a specific percentage of its assets in any given country, industry or sector. Under normal circumstances, the Fund invests a majority of its net assets in the common stock of small- and mid-sized companies with market capitalizations under $5 billion at the time of investment.

Columbia Acorn International	The Fund seeks long-term capital appreciation.	Under normal circumstances, the Fund invests at least 75% of its total assets in foreign companies in developed markets (for example, Japan, Canada and the United Kingdom) and in emerging markets (for example, China, India and Brazil). Under normal circumstances, the Fund invests a majority of its net assets in the common stock of small- and mid-sized companies with market capitalizations under $5 billion at the time of investment.

International/Global Equity

Columbia Acorn International Select	The Fund seeks long-term capital appreciation.	Under normal circumstances, the Fund invests at least 65% of its net assets in foreign companies in developed markets (for example, Japan, Canada and the United Kingdom). The Fund also may invest up to 35% of its total assets in companies in emerging markets (for example, China, India and Brazil). The Fund invests in at least three countries other than the United States but may invest up to 25% of its total assets in securities of U.S. issuers. Under normal circumstances, the Fund invests a majority of its net assets in the common stock of small- and mid-sized companies with market capitalizations under $25 billion at the time of investment. The Fund also may invest in larger-sized companies. The Fund invests in a limited number of foreign companies (generally between 40-60), offering the potential to provide above-average growth over time.

	Investment Objectives	Principal Investment Strategies
Columbia Asia Pacific ex-Japan Fund	The Fund seeks to provide shareholders with long-term capital growth.	Under normal market conditions, at least 80% of the Fund’s net assets will be invested in securities of companies located in the Asia Pacific Region, excluding Japan. The Fund may invest in companies of any market capitalization. Countries in the Asia Pacific Region include but are not limited to Australia, China, Hong Kong, India, Indonesia, Malaysia, New Zealand, Pakistan, Philippines, Singapore, South Korea, Taiwan, Thailand and Vietnam. Some of these countries may represent developing or emerging markets. The Fund can invest in any economic sector and, at times, it may emphasize one or more particular sectors. From time to time, the portfolio management team may use forward currency transactions or other derivative instruments to hedge against currency fluctuations.

Columbia Emerging Markets Fund	The Fund seeks long-term capital appreciation.	Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies located in emerging market countries. Emerging market countries include those countries whose economies are considered to be developing or emerging from underdevelopment. The Fund may invest in a variety of countries, industries and sectors and does not attempt to invest a specific percentage of its assets in any given country, industry or sector. The Fund may invest in companies that have market capitalizations of any size. The Fund may invest in derivatives, including futures, forwards, options, swap contracts and other derivative instruments. The Fund may invest in special situations such as companies involved in initial public offerings, tender offers, mergers and other corporate restructurings, and in companies involved in management changes or companies developing new technologies.

Columbia Emerging Markets Opportunity Fund	The Fund seeks to provide shareholders with long-term capital growth.	The Fund’s assets are primarily invested in equity securities of emerging markets companies. Under normal market conditions, at least 80% of the Fund’s net assets will be invested in securities of companies that are located in emerging markets countries, or that earn 50% or more of their total revenues from goods or services produced in emerging market countries or from sales made in emerging markets countries.

Columbia European Equity Fund	The Fund seeks to provide shareholders with capital appreciation.	The Fund primarily invests in equity securities of European companies that are believed to offer growth potential. Under normal market conditions, the Fund will invest at least 80% of its net assets in equity securities of European companies. These equity securities generally include common stocks. Although the Fund emphasizes investments in developed countries, the Fund also may invest in companies located in developing or emerging markets. The Fund will normally have exposure to foreign currencies.

	Investment Objectives	Principal Investment Strategies
Columbia Global Equity Fund	The Fund seeks to provide shareholders with long-term capital growth.	Under normal market conditions, at least 80% of the Fund’s net assets will be invested in equity securities, including securities of companies located in developed and emerging countries. Under normal market conditions, the Fund generally will invest at least 40% of its net assets in companies that maintain their principal place of business or conduct their principal business activities outside the U.S., have their securities traded on non-U.S. exchanges or have been formed under the laws of non-U.S. countries. The fund’s investment manager may reduce this 40% minimum investment amount to 30% if it believes that market conditions for these securities or specific foreign markets are unfavorable. From time to time the team may use forward currency transactions or other derivative instruments to hedge against currency fluctuations.

Columbia Global Extended Alpha Fund	The Fund seeks to provide shareholders with long-term capital growth.	Under normal market conditions, the Fund will invest primarily in equity securities, including at least 40% of its net assets in companies that maintain their principal place of business or conduct their principal business activities outside the U.S., have their securities traded on non-U.S. exchanges or have been formed under the laws of non-U.S. countries. The Fund’s subadviser may reduce this 40% minimum investment amount to 30% if it believes that market conditions for these securities or specific foreign markets are unfavorable. The Fund may invest in equity securities of companies located in developed and emerging markets. The Fund will hold both long and short positions. The subadviser is able to invest the proceeds from its short positions in additional long positions. Both long and short positions may be obtained through buying or selling individual securities or creating similar long or short exposure through the use of derivative instruments. The Fund expects to maintain an approximate net long asset exposure to the equity market (long market exposure minus short market exposure) between 90% and 105%, targeting 110% to 140% gross long exposure and 10% to 40% gross short exposure. Actual exposure will vary over time based on factors such as market movements and the portfolio management team’s assessment of market conditions and may result in the Fund not taking short positions from time to time. In addition to individual stocks, the portfolio management team may use ETFs, and certain derivative instruments, including portfolio and equity swaps, futures, options and forward contracts. These instruments may be used by the Fund to obtain additional long or short exposure to a security (or basket of securities) or to hedge existing long or short positions. From time to time the team may hold foreign currencies, or use forward currency transactions or other derivative instruments to hedge against currency fluctuations.

	Investment Objectives	Principal Investment Strategies
Columbia Greater China Fund	The Fund seeks long-term capital appreciation.	Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies whose principal activities are located in the Greater China region. The Greater China region includes Hong Kong, The People’s Republic of China, Taiwan and certain other countries. Columbia Management will determine if a company’s principal activities are located in the Greater China region by considering the company’s country of organization, its primary stock exchange listing, the source of its revenues, the location of its assets and other factors.

Columbia International Value Fund	The Fund seeks long-term capital appreciation.	The Fund invests all or substantially all of its assets in Columbia International Value Master Portfolio, which has the same investment objective as the Fund. Under normal circumstances, the Master Portfolio invests at least 65% of its total assets in equity securities of foreign companies that have market capitalizations of more than $1 billion at the time of purchase. The Master Portfolio typically invests in foreign companies in at least three countries, other than the United States, at any one time and may invest in emerging market countries. The Master Portfolio invests primarily in foreign equity securities, either directly or indirectly through closed-end investment companies and depositary receipts.

Columbia Marsico International Opportunities Fund	The Fund seeks long-term growth of capital.	Under normal circumstances, the Fund invests at least 65% of its total assets in common stocks of foreign companies. The Fund may invest in an unlimited number of companies of any size throughout the world that are selected for their long-term growth potential. The Fund normally invests in issuers from at least three different countries not including the United States. The Fund may invest in common stocks of companies operating in, or economically tied to, emerging market countries.

Columbia Multi-Advisor International Equity Fund	The Fund seeks long-term capital growth.	Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities (including common stock and preferred stock) of established companies located in at least three countries other than the United States, including emerging market countries. Columbia Management will attempt to achieve the Fund’s objective by managing a portion of the Fund’s assets (a sleeve) and selecting one or more subadvisers with regional or global investment expertise to manage other sleeves independently of each other and Columbia Management.

	Investment Objectives	Principal Investment Strategies
Columbia Multi-Advisor International Value Fund	The Fund seeks to provide shareholders with long-term capital growth.	The Fund’s assets primarily are invested in equity securities of foreign issuers that are believed to be undervalued and offer growth potential. The Fund may invest in both developed and emerging markets. The Fund may use foreign currency forward contracts. Columbia Management serves as Columbia Management for the Fund and is responsible for oversight of the Fund’s subadvisers, Dimensional Fund Advisors, L.P. and Mondrian Investment Partners Limited, which manage other portions of the Fund’s assets.

Columbia Overseas Value Fund	The Fund seeks long-term capital appreciation.	Under normal circumstances, the Fund invests at least 80% of total assets in equity securities of foreign companies that have market capitalizations of more than $1 billion at the time of purchase. The Fund typically invests in foreign companies in at least three countries, other than the United States, at any one time and may invest in emerging market countries. The Fund may invest directly in foreign securities or indirectly through closed-end investment companies and depositary receipts.

Columbia Pacific/Asia Fund	The Fund seeks long-term capital appreciation.	Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies located in Asia and the Pacific Basin, including Australia, New Zealand and India and other countries within this region. The Fund may invest in derivatives, including futures, forwards, options, swap contracts and other derivative instruments. The Fund may invest in special situations such as companies involved in initial public offerings, tender offers, mergers and other corporate restructurings, and in companies involved in management changes or companies developing new technologies.

Government and Corporate Debt

CMG Ultra Short Term Bond Fund	The Fund seeks a high level of current income consistent with the maintenance of liquidity and the preservation of capital.	Under normal circumstances, the Fund invests at least 80% of its net assets in a diversified portfolio of domestic debt securities of investment grade quality. Debt securities may be issued by governments, companies or special purpose entities and may include notes, bonds, debentures and commercial paper. Debt securities may also include bank loans, as well as assignments, participations and other interests in bank loans. The Fund may invest up to 20% of total assets in dollar-denominated foreign debt securities. Under normal circumstances, the Fund’s dollar weighted average maturity will be two years or less and its duration will be one year or less. The Fund may invest in mortgage- and other asset-backed securities. The Fund also may participate in mortgage dollar rolls up to the Fund’s then current position in mortgage-backed securities. The Fund may invest in floating rate debt securities, which have interest rates that adjust or “float” periodically.

	Investment Objectives	Principal Investment Strategies
Columbia Bond Fund	The Fund seeks current income, consistent with minimal fluctuation of principal.	Under normal circumstances, the Fund invests at least 80% of its net assets in bonds and other debt securities. The Fund generally invests at least 65% of its assets in debt securities issued by the U.S. Government and its agencies and instrumentalities, debt securities issued by corporations, and mortgage- and other asset-backed securities that, at the time of purchase, are rated in at least one of the three highest rating categories or are unrated but determined by Columbia Management to be of comparable quality. The Fund may invest up to 25% of its assets in dollar-denominated debt securities issued by foreign governments, companies or other entities and up to 20% of its assets in preferred stock. The Fund also may invest up to 25% of its assets in securities that, at the time of purchase, are rated below investment grade or unrated but determined by Columbia Management to be of comparable quality, which are commonly referred to as “junk bonds.” The Fund may invest in derivatives, including futures, forwards, options, swap contracts and other derivative instruments. The Fund may also invest in private placements. The Fund may participate in mortgage dollar rolls up to the Fund’s then current position in mortgage-backed securities.

Columbia Corporate Income Fund	The Fund seeks total return, consisting primarily of current income and secondarily of capital appreciation.	Under normal circumstances, the Fund invests at least 80% of its net assets in debt securities issued by corporate and other non-governmental issuers, including dollar-denominated debt securities issued by foreign companies. The Fund also invests at least 60% of total assets in securities that, at the time of purchase, are investment grade securities or unrated securities determined by Columbia Management to be of comparable quality. The Fund may invest up to 40% of total assets in securities that, at the time of purchase, are below investment grade securities or in unrated securities determined by Columbia Management to be of comparable quality. The Fund may invest in derivatives, including interest rate futures. The Fund also may invest in private placements. The Fund may also participate in mortgage dollar rolls up to the Fund’s then current position in mortgage-backed securities.

	Investment Objectives	Principal Investment Strategies
Columbia Diversified Bond Fund	The Fund seeks to provide shareholders with a high level of current income while conserving the value of the investment for the longest period of time.	Under normal market conditions, the Fund invests at least 80% of its net assets in bonds and other debt securities. At least 50% of the Fund’s net assets will be invested in securities like those included in the Barclays U.S. Aggregate Bond Index, which are investment grade and denominated in U.S. dollars. The index includes securities issued by the U.S. government, corporate bonds, and mortgage- and asset-backed securities. Although the Fund emphasizes high- and medium-quality debt securities, it will assume some credit risk in an effort to achieve higher yield and/or capital appreciation by buying lower-quality (junk) bonds. Up to 25% of the Fund’s net assets may be invested in foreign investments, which may include investments in emerging markets.

Columbia Emerging Markets Bond Fund	The Fund seeks to provide shareholders with high total return through current income and, secondarily, through capital appreciation.	The Fund is a non-diversified fund that invests primarily in fixed income securities of emerging markets issuers. Under normal market conditions, at least 80% of the Fund’s net assets will be invested in fixed income securities of issuers that are located in emerging markets countries, or that earn 50% or more of their total revenues from goods or services produced in emerging markets countries or from sales made in emerging markets countries. Such securities may be denominated in either non-U.S. currencies or the U.S. dollar. While the Fund may invest 25% or more of its total assets in the securities of foreign governmental and corporate entities located in the same country, it will not invest 25% or more of its total assets in any single foreign government issuer. Emerging market fixed income securities are generally rated in the lower rating categories of recognized rating agencies or considered by Columbia Management to be of comparable quality. These lower quality fixed income securities are often called “junk bonds.” The Fund may invest up to 100% of its assets in these lower rated securities.

Columbia Floating Rate Fund	The Fund seeks to provide shareholders with a high level of current income and, as a secondary objective, preservation of capital.	Under normal market conditions, at least 80% of the Fund’s net assets will be invested in floating rate loans and other floating rate debt securities. These debt obligations will generally be rated non-investment grade by recognized rating agencies (similar to “junk bonds”) or, if unrated, be considered by Columbia Management to be of comparable quality. Up to 25% of the Fund’s net assets may be invested in foreign investments.

	Investment Objectives	Principal Investment Strategies
Columbia Global Bond Fund	The Fund seeks to provide shareholders with high total return through income and growth of capital.	The Fund is a non-diversified mutual fund that invests primarily in debt obligations of U.S. and foreign issuers. Under normal market conditions, at least 80% of the Fund’s net assets will be invested in investment-grade corporate or government debt obligations, including money market instruments, of issuers located in at least three different countries. Although the Fund emphasizes high and medium-quality debt securities, it may assume some credit risk in seeking to achieve higher dividends and/or capital appreciation by buying below investment grade bonds (junk bonds). Under normal market conditions, the Fund generally will invest at least 40% of its net assets in debt obligations of foreign governments, and companies that (a) maintain their principal place of business or conduct their principal business activities outside the U.S., (b) have their securities traded on non-U.S. exchanges or (c) have been formed under the laws of non-U.S. countries. Columbia Management may reduce this 40% minimum investment amount to 30% if it believes that market conditions for these securities or specific foreign markets are unfavorable. Columbia Management may use derivatives such as futures, forward foreign currency contracts and mortgage to-be-announced (TBAs) in an effort to produce incremental earnings, to hedge existing positions, to increase market exposure and investment flexibility, or to obtain increased or decreased exposures to various markets/sectors.

Columbia Inflation Protected Securities Fund	The Fund seeks to provide shareholders with total return that exceeds the rate of inflation over the long term.	The Fund is a non-diversified fund that, under normal market conditions, invests at least 80% of its net assets in inflation-protected debt securities. These securities include inflation-indexed bonds of varying maturities issued by the U.S. government and non-U.S. governments, their agencies or instrumentalities, and U.S. and non-U.S. corporations. The Fund currently intends to focus on inflation-protected debt securities issued by the U.S. Treasury. The Fund invests only in securities rated investment grade at the time of purchase by a third-party rating agency or, if unrated, deemed by Columbia Management to be of comparable quality. Up to 20% of the Fund’s net assets may be invested in non-inflation protected debt obligations issued by U.S. and foreign governments, their agencies and instrumentalities, as well as U.S. and foreign corporate debt obligations, mortgage and asset-backed securities and money market instruments.

	Investment Objectives	Principal Investment Strategies
Columbia Intermediate Bond Fund	The Fund seeks total return, consisting of current income and capital appreciation.	Under normal circumstances, the Fund invests at least 80% of its net assets in bonds, including debt securities issued by the U.S. Government and its agencies, debt securities issued by corporations, mortgage- and other asset-backed securities and dollar-denominated securities issued by foreign governments, companies or other entities. The Fund also invests at least 60% of its net assets in debt securities that, at the time of purchase, are rated in at least one of the three highest bond rating categories or are unrated securities determined by Columbia Management to be of comparable quality. The Fund may invest up to 20% of net assets in securities that, at the time of purchase, are below investment grade securities (commonly referred to as “high yield securities” or “junk bonds”) or in unrated securities determined by Columbia Management to be of comparable quality. The Fund may invest in derivatives, including futures, forwards, options, swap contracts and other derivative instruments. The Fund may invest in derivatives for both hedging and non-hedging purposes, including, for example, to seek to enhance returns or as a substitute for a position in an underlying asset. The Fund also may invest in private placements. The Fund also may participate in mortgage dollar rolls up to the Fund’s then current position in mortgage-backed securities.

Columbia International Bond Fund	The Fund seeks total return, consisting of current income and capital appreciation.	Under normal circumstances, the Fund will invest at least 80% of its net assets in fixed-income securities of foreign issuers. Generally, the Fund seeks to achieve its investment objective by investing in debt securities of issuers in at least three foreign countries, including foreign governments, quasi-governments, provincials, agencies, instrumentalities, supranationals and corporate entities. The Fund is not limited as to any particular countries in which it may invest. The Fund will invest in the securities of issuers in developed countries and the securities of issuers in emerging or developing countries. Under normal market conditions, at least 80% of the Fund’s net assets will be invested in investment-grade government or corporate debt obligations, including money market instruments, of issuers located in at least three foreign countries. Although the Fund emphasizes high- and medium-quality debt securities, it may assume some credit risk in seeking to achieve higher dividends and/or capital appreciation by investing in below investment-grade fixed-income securities (junk bonds).

	Investment Objectives	Principal Investment Strategies
Columbia Limited Duration Credit Fund	The Fund seeks to provide shareholders with a level of current income consistent with preservation of capital.	Under normal market conditions, the Fund invests at least 80% of its net assets in credit-related bonds and debt securities. The Fund will primarily invest in debt securities with short- and intermediate-term maturities. The Fund will primarily invest in credit-related bonds, such as corporate bonds and agency, sovereign, supranational and local authority bonds. The Fund may invest up to 15% of its net assets in securities rated below investment grade. Up to 25% of the Fund’s net assets may be invested in foreign investments, including emerging markets.

Columbia Short Term Bond Fund	The Fund seeks current income, consistent with minimal fluctuation of principal.	Under normal circumstances, the Fund invests at least 80% of its net assets in bonds, including debt securities issued by the U.S. Government and its agencies, debt securities issued by corporations, mortgage- and other asset-backed securities, and dollar-denominated securities issued by foreign governments, companies or other entities. The Fund also invests at least 65% of its total assets in securities that, at the time of purchase, are rated investment grade or are unrated but determined by Columbia Management to be of comparable quality. The Fund may invest in derivatives, including futures, forwards, options, swap contracts and other derivative instruments. The Fund also may invest in private placements. The Fund also may participate in mortgage dollar rolls up to the Fund’s then current position in mortgage-backed securities.

Columbia U.S. Government Mortgage Fund	The Fund seeks to provide shareholders with current income as its primary objective and, as its secondary objective, preservation of capital.	The Fund’s assets primarily are invested in mortgage-backed securities. Under normal market conditions, at least 80% of the Fund’s net assets are invested in mortgage related securities that either are issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities. This includes, but is not limited to Government National Mortgage Association (GNMA or Ginnie Mae) mortgage-backed bonds, which are backed by the full faith and credit of the United States; and Federal National Mortgage Association (FNMA or Fannie Mae) and Federal Home Loan Mortgage Corporation (FHLMC or Freddie Mac) mortgage-backed bonds. FNMA and FHLMC are chartered or sponsored by Acts of Congress; however, their securities are neither issued nor guaranteed by the United States Treasury. Columbia Management may use derivatives such as forward contracts, including those on mortgage-backed securities in the “to be announced” (TBA) market, in an effort to produce incremental earnings, to hedge existing positions, to increase market exposure and investment flexibility, or to obtain or reduce credit exposure.

	Investment Objectives	Principal Investment Strategies
Columbia U.S. Treasury Index Fund	The Fund seeks total return that corresponds to the total return of the Citigroup Bond U.S. Treasury Index, before fees and expenses.	Under normal circumstances, the Fund invests at least 80% of its net assets in securities that comprise the Citigroup Bond U.S. Treasury Index. The Citigroup Bond U.S. Treasury Index is an unmanaged index composed of U.S. Treasury notes and bonds with remaining maturities of at least one year and outstanding principal of at least $25 million and which are included in the Citigroup Broad Investment-Grade Bond Index. The Fund attempts to achieve at least a 95% correlation between the performance of the Citigroup Bond U.S. Treasury Index and the Fund’s investment results, before fees and expenses.

Corporate Bond Portfolio	The Fund seeks total return, consisting of current income and capital appreciation.	Under normal circumstances, the Fund invests at least 80% of its net assets in corporate debt securities (rated BBB or better by S&P), including asset-backed securities and dollar denominated foreign securities. The Fund may invest up to 20% of its net assets in U.S. Treasury obligations or other U.S. Government obligations, preferred stocks and convertible securities. The Fund may invest in derivatives, including futures, forwards, options, swap contracts and other derivative instruments. The Fund may also invest in private placements. The Fund may also participate in mortgage dollar rolls up to the Fund’s then current position in mortgage-backed securities.

Mortgage- and Asset-Backed Portfolio	The Fund seeks total return, consisting of current income and capital appreciation.	Under normal circumstances, the Fund invests at least 80% of its net assets in mortgage-related securities or other asset-backed securities. The Fund may invest up to 20% of its net assets in U.S. Treasury obligations or other U.S. Government obligations. The Fund may invest in derivatives, including futures, forwards, options, swap contracts and other derivative instruments. The Fund may also participate in mortgage dollar rolls up to the Fund’s then current position in mortgage-backed securities.

Convertible Securities

Columbia Convertible Securities Fund	The Fund seeks total return, consisting of capital appreciation and current income.	Under normal circumstances, the Fund invests at least 80% of its net assets in convertible securities. The Fund may invest up to 15% of its total assets in Eurodollar convertible securities and up to 20% of its total assets in foreign securities. Most convertible securities are not investment grade-rated. Convertible securities rated below investment grade may be referred to as “junk bonds.” The Fund also may invest in other equity securities.

	Investment Objectives	Principal Investment Strategies
Below Investment Grade

Columbia High Yield Bond Fund	The Fund seeks to provide shareholders with high current income as its primary objective and, as its secondary objective, capital growth.	Under normal market conditions, the Fund will invest at least 80% of its net assets in high-yield debt instruments (commonly referred to as “junk” bonds or securities). These high yield debt instruments include corporate debt securities as well as bank loans rated below investment grade by a nationally recognized statistical rating organization, or if unrated, determined to be of comparable quality. Up to 25% of the Fund’s net assets may be invested in high yield debt instruments of foreign issuers.

Columbia Income Opportunities Fund	The Fund seeks to provide shareholders with a high total return through current income and capital appreciation.	Under normal market conditions, the Fund’s assets are invested primarily in income-producing debt securities, with an emphasis on the higher rated segment of the high-yield (junk bond) market. These income-producing debt securities include corporate debt securities as well as bank loans. The Fund will purchase only securities rated B or above, or unrated securities believed by Columbia Management to be of comparable quality. If a security falls below a B rating after investment by the Fund, the Fund may continue to hold the security. Up to 25% of the Fund’s net assets may be in foreign investments.

Money Market Instruments

BofA Cash Reserves	The Fund seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.	The Fund invests in high-quality money market instruments, including primarily short-term debt securities of U.S. and foreign issuers. The Fund purchases only first-tier securities. The Fund may invest more than 25% of its assets in U.S. dollar-denominated bank obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

Columbia Money Market Fund	The Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal.	The Fund’s assets primarily are invested in money market instruments, such as marketable debt obligations issued by corporations or the U.S. government or its agencies, bank certificates of deposit, bankers’ acceptances, letters of credit, and commercial paper, including asset-backed commercial paper. The Fund may invest more than 25% of its total assets in money market instruments issued by U.S. banks, U.S. branches of foreign banks and U.S. government securities. Additionally, the Fund may invest up to 35% of its total assets in U.S. dollar denominated foreign investments.

	Investment Objectives	Principal Investment Strategies
Specialty Securities

Columbia 120/20 Contrarian Equity Fund	The Fund seeks to provide shareholders with long-term growth of capital.	Under normal market conditions, at least 80% of the Fund’s net assets are invested in equity securities. In pursuit of the Fund’s objective, Columbia Management will hold long positions and short positions. Up to 25% of the Fund’s net assets may be invested in foreign investments. The Fund expects to maintain an approximate net 100% long asset exposure to the equity market (long market exposure minus short market exposure), targeting 110% to 120% long exposure and 10% to 20% short exposure. Actual exposure will vary over time based on factors such as market movements and Columbia Management’s assessment of market conditions. Based on these factors, the Fund’s long exposure may range between 80% and 120%, and the Fund’s short exposure may range between 0% and 20%. The Fund can invest in any economic sector and, at times, it may emphasize one or more particular sectors.

Columbia Absolute Return Currency and Income Fund	The Fund seeks to provide shareholders with positive absolute return.	Under normal market conditions, the Fund will invest at least 80% of its net assets in short-duration debt obligations (or securities that invest in such debt obligations, including an affiliated money market fund) and forward foreign currency contracts. In pursuit of the Fund’s objective, to provide absolute return, Columbia Management seeks to generate positive total returns from the income produced by the short-term debt obligations, plus (minus) the gain (loss) resulting from fluctuations in the values of various foreign currencies relative to the U.S. dollar. The Fund’s investment in short-duration debt obligations will consist primarily of (i) U.S. dollar denominated non-government, corporate and structured debt securities rated investment grade, or, if unrated, determined to be of comparable quality by Columbia Management, and (ii) shares of an affiliated money market fund. A small portion of the Fund’s portfolio may consist of U.S. government securities. In addition to producing income, these holdings will be designated by the Fund, as necessary, to cover obligations with respect to, or that may result from, the Fund’s investments in forward currency contracts. The Fund invests in forward foreign currency transactions. It is expected that the gross notional value of the Fund’s forward foreign currency contracts will be equivalent to at least 80% of the Fund’s net assets. Columbia Management utilizes a quantitative, proprietary model that uses various fundamental and technical factors, including current and historical data, to rank the anticipated value of several developed countries’ currencies relative to the U.S. dollar. Columbia Management will enter into long forward currency contracts for a limited number of the currencies that rank higher in the model. Conversely, Columbia Management will enter into short forward currency contracts for a limited number of the currencies that rank lower in the model. Columbia Management runs the model regularly and generally seeks to maintain long and short forward currency contracts with approximately equal gross notional values.

	Investment Objectives	Principal Investment Strategies
Columbia Absolute Return Emerging Markets Macro Fund	The Fund seeks to provide shareholders with positive (absolute) returns.	The Fund is a non-diversified fund that, under normal market conditions, pursues its investment objective by investing at least 80% of its net assets in long and short positions in sovereign debt obligations, currencies and/or interest rates of emerging market countries. The Fund may invest directly in debt of emerging market countries, including sovereign and quasi-sovereign (e.g., government agencies or instrumentalities) debt, denominated in the local or other foreign currencies or the U.S. dollar. The Fund may also invest indirectly in such debt, or invest in emerging market currencies and local market interest rates through derivatives such as credit default swaps, interest rate swaps and currency futures, options and forwards. Additionally, the Fund may invest up to 20% of its assets in positions in debt securities, currencies or interest rates of non-emerging market countries. The Fund may invest without limitation in these lower quality obligations, which are often called “junk bonds.” The Fund may count the gross notional value of its derivative transactions towards the above 80% policy.

Columbia Absolute Return Enhanced Multi-Strategy Fund	The Fund seeks to provide shareholders with positive (absolute) returns.	The Fund pursues positive (absolute) returns through a diversified portfolio reflecting multiple asset classes and strategies employed across different markets, while seeking to limit equity market risk (commonly referred to as beta) through various investment and hedging strategies. The Fund’s investments and strategies are expected to employ both long and short positions in foreign and domestic equities (including common stock, preferred stock and convertible securities), equity futures, index futures, swaps, fixed-income securities (including sovereign and quasi-sovereign debt obligations and fixed income futures), currency forwards and futures and other commodity-related investments, and ETFs. Actual long and short exposures will vary over time.

Columbia Absolute Return Multi-Strategy Fund	The Fund seeks to provide shareholders with positive (absolute) returns.	The Fund pursues positive (absolute) returns through a diversified portfolio reflecting multiple asset classes and strategies employed across different markets, while seeking to limit fixed income market risk (commonly referred to as beta) through various investment and hedging strategies. The Fund’s investments and strategies are expected to employ both long and short positions in foreign and domestic fixed income securities (including sovereign and quasi-sovereign debt obligations), swaps, fixed income futures, equity futures, index futures, currency forwards and futures, other commodity-related investments, equities (including common stock, preferred stock and convertible securities) and ETFs. Actual long and short exposures will vary over time.

	Investment Objectives	Principal Investment Strategies
Columbia Commodity Strategy Fund	The Fund seeks to provide shareholders with total return.	The Fund is a diversified fund that seeks to maintain substantial economic exposure to the performance of the commodities markets. The Fund invests, directly and indirectly, in a portfolio of commodity-linked investments, including commodity-linked futures, structured notes and/or swaps that are designed to provide exposure to the investment return of assets that trade in the commodities markets, without investing directly in physical commodities. A substantial portion of the Fund’s net assets will also be invested in a portfolio of fixed income securities rated investment-grade or, if unrated, deemed of comparable quality by Columbia Management, which will consist primarily of: (i) U.S. Government securities, corporate debt securities, mortgage-backed securities and/or asset-backed securities; and/or (ii) shares of an affiliated money market fund. In addition to investing in these holdings for their income-producing potential, these holdings will be designated by the Fund, as necessary, to serve as collateral with respect to the Fund’s commodity-linked investments. The Fund primarily expects to gain exposure to the commodities markets by investing up to 25% of its total assets in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands (the Subsidiary). The Subsidiary’s commodity-linked investments are expected to produce leveraged exposure to the performance of the commodities markets. It is expected that the gross notional value of the Fund’s (including the Subsidiary’s) commodity-linked investments will be equivalent to at least 90% of the Fund’s net assets. Like the Fund, the Subsidiary will not invest directly in physical commodities. The Subsidiary also invests in investment-grade fixed income securities and shares of an affiliated money market fund for investment purposes or to serve as collateral for its commodity-linked investments. The Subsidiary has the same investment objective as the Fund and, like the Fund, is managed by Columbia Management.

Columbia Energy and Natural Resources Fund	The Fund seeks long-term capital appreciation.	Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of U.S. and foreign companies engaged in the energy and natural resources industries. The Fund typically invests at least 50% of its assets in crude oil, petroleum and natural gas companies. The Fund also may invest up to 35% of its assets in precious metals, such as gold bullion, and companies engaged in the production of precious metals. The Fund may invest in derivatives, including futures, forwards, options, swap contracts and other derivative instruments. The Fund is non-diversified, which means that it can invest a greater percentage of its assets in a single issuer than can a diversified fund.

	Investment Objectives	Principal Investment Strategies
Columbia Flexible Capital Income Fund	The Fund seeks to provide shareholders current income, with long-term capital appreciation.	The Fund invests broadly in debt, equity and/or “hybrid” (convertible) securities. The Fund allocates its investments from one asset class to another based on the portfolio managers’ analysis of the opportunities for the Fund to achieve its objective in a given market. The Fund’s investments in debt securities may include investment grade and non-investment grade bonds, bank loans and U.S. Government securities. The Fund may invest up to 100% of its assets in debt securities that are rated below investment grade (i.e., high-yield or “junk” securities) or, if unrated, deemed of comparable quality by Columbia Management. The Fund’s equity securities will consist primarily of large cap, dividend paying common stocks or preferred securities, but the Fund may invest in issuers of any size. The Fund may also invest in hybrid securities, including convertible bonds and convertible preferred securities. The Fund may invest up to 25% of its net assets in foreign securities, including investments in emerging market issuers.

Columbia Real Estate Equity Fund	The Fund seeks capital appreciation and above-average income by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in the stocks of companies principally engaged in the real estate industry, including real estate investment trusts (REITs).	Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies principally engaged in the real estate industry, including REITs. The Fund is non-diversified, which means that it can invest a greater percentage of its assets in a single issuer than can a diversified fund.

Columbia Seligman Communications and Information Fund	The Fund seeks to provide shareholders with capital gain.	Under normal market conditions, the Fund will invest at least 80% of its net assets in securities of companies operating in the communications, information and related industries. The Fund may invest up to 25% of its net assets in foreign investments.

	Investment Objectives	Principal Investment Strategies
Columbia Seligman Global Technology Fund	The Fund seeks to provide shareholders with long-term capital appreciation.	The Fund generally invests at least 80% of its assets in equity securities of U.S. and non-U.S. companies with business operations in technology and technology-related industries. For these purposes, technology-related companies are those companies that use technology extensively to improve their business processes and applications. The technology industry comprises information technology and communications, as well as medical, environmental and bio-technology. The Fund may invest in companies domiciled in any country which Columbia Management believes to be appropriate to the Fund’s objective. The Fund generally invests in several countries in different geographic regions. Under normal market conditions, the Fund generally will invest at least 40% of its net assets in companies that maintain their principal place of business or conduct their principal business activities outside the U.S., have their securities traded on non-U.S. exchanges or have been formed under the laws of non-U.S. countries. Columbia Management may reduce this 40% minimum investment amount to 30% if it believes that market conditions for these types of companies or specific foreign markets are unfavorable. The Fund also may invest up to 20% of its assets in preferred stock and investment-grade or comparable quality debt securities.

Exhibit G

Columbia Moderate Aggressive Fund and Columbia Moderate Conservative Fund Underlying Funds — Risks

The following is a brief description of principal risks associated with the underlying funds in which the Funds may invest as part of their principal investment strategies. Additional information regarding the principal risks for the underlying funds is available in the applicable underlying fund’s prospectus and Statement of Additional Information.

Asset-Backed Securities Risk – Certain Underlying Funds may invest in asset-backed securities. The value of an Underlying Fund’s asset-backed securities may be affected by, among other things, changes in: interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements, or the market’s assessment of the quality of underlying assets. Asset-backed securities represent interests in, or are backed by, pools of receivables such as credit card, auto, student and home equity loans. They may also be backed, in turn, by securities backed by these types of loans and others, such as mortgage loans. Asset-backed securities can have a fixed or an adjustable rate. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Underlying Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility. Rising or high interest rates tend to extend the duration of asset-backed securities, making them more volatile and more sensitive to changes in interest rates.

Changing Distribution Levels Risk – The Fund and certain Underlying Funds may be subject to changing distribution levels risk. The amount of the distributions paid by the Fund or Underlying Fund generally depends on the amount of interest and/or dividends received by the Fund or Underlying Fund on the securities it holds. The Fund or Underlying Fund may not be able to pay distributions or may have to reduce its distribution level if the interest and/or dividends the Fund or Underlying Fund receives from its investments decline.

Commodity Risk – The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include weather, embargoes, tariffs, and economic health, political, international, regulatory and other developments. Economic and other events (whether real or perceived) can reduce the demand for commodities, which may reduce market prices and cause the value of Underlying Fund shares to fall. The frequency and magnitude of such changes cannot be predicted. Exposure to commodities and commodities markets may subject the Underlying Fund to greater volatility than investments in traditional securities. No active trading market may exist for certain commodities investments, which may impair the ability of the Underlying Fund to sell or to realize the full value of such investments in the event of the need to liquidate such investments. In addition, adverse market conditions may impair the liquidity of actively traded commodities investments. Certain types of commodities instruments (such as commodity-linked swaps and commodity-linked structured notes) are subject to the risk that the counterparty to the instrument will not perform or will be unable to perform in accordance with the terms of the instrument.

Common Stock Risk – An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by an Underlying Fund. Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Underlying Fund has exposure. Common stock prices fluctuate for several reasons, including changes to investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting an issuer occurs. In addition, common stock prices may be sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Concentration Risk – One of the Underlying Funds concentrates its investments in companies in the communications, information and related industries. The market prices of these stocks tend to exhibit a greater degree of market risk and price volatility than other types of investments. Therefore, the Underlying Fund’s net asset value may fluctuate more than a fund that invests in a wider range of industries. The rapid pace of change within many of these industries tends to create a more volatile operating environment than in other industries.

Confidential Information Access Risk – Columbia Management normally will seek to avoid the receipt of material, non-public information (Confidential Information) about the issuers of floating rate loans (including from the issuer itself) being considered for acquisition by an Underlying Fund, or held in the Underlying Fund. Columbia Management’s decision not to receive Confidential Information may disadvantage the Fund.

Convertible Securities Risk – The Fund and certain Underlying Funds may invest in convertible securities, which are subject to the usual risks associated with debt securities, such as interest rate risk and credit risk. Convertible securities also react to changes in the value of the common stock into which they convert. Because the value of a convertible security can be influenced by both interest rates and the common stock’s market movements, a convertible security generally is not as sensitive to interest rates as a similar debt security, and generally will not vary in value in response to other factors to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would typically be paid before the company’s common stockholders but after holders of any senior debt obligations of the company. The Fund or Underlying Fund may be forced to convert a convertible security before it otherwise would choose to do so, which may decrease the Fund’s or Underlying Fund’s return.

Credit Risk – The Fund and certain Underlying Funds may be subject to credit risk, which applies to most debt securities, but is generally less of a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Fund or Underlying Fund could lose money if the issuer of a debt security owned by the Fund or Underlying Fund is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default.

Currency Risk – The Fund and certain Underlying Funds may be subject to currency risk. Securities denominated in non-U.S. dollar currencies are subject to the risk that, for example, if the value of a foreign currency were to decline against the U.S. dollar, such decline would reduce the U.S. dollar value of any securities held by the Fund or the Underlying Fund denominated in that currency.

Derivatives Risk – The Fund and certain Underlying Funds may use derivatives, which are financial contracts whose values are, for example, based on (or “derived” from) traditional securities (such as a stock or bond), assets (such as a commodity like gold or a foreign currency), reference rates (such as LIBOR) or market indices (such as the Standard & Poor’s (S&P) 500® Index). Derivatives involve special risks and may result in losses or may limit the Fund’s or Underlying Fund’s potential gain from favorable market movements. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund or the Underlying Fund to lose more money than it would have lost had it invested in the underlying security or other asset. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility, among other consequences. The use of derivatives may also increase the amount of taxes payable by shareholders holding shares in a taxable account. Other risks arise from the Fund’s or Underlying Fund’s potential inability to terminate or to sell derivative positions. A liquid secondary market may not always exist for the Fund or Underlying Fund’s derivative positions at times when the Fund or Underlying Fund might wish to terminate or to sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. The use of derivatives also involves the risks of mispricing or improper valuation and that changes in the value of the derivative may not correlate perfectly with the underlying security, asset, reference rate or index. The Fund or Underlying Fund also may not be able to find a suitable derivative transaction counterparty, and thus may be unable to engage in derivative transactions when it is deemed favorable to do so, or at all. U.S. federal legislation has recently been enacted that provides for new clearing, margin, reporting and registration requirements for participants in the derivatives market. While the ultimate impact is not yet clear, these changes could restrict and/or impose significant costs or other burdens upon the Fund’s participation in derivatives transactions. For more information on the risks of derivative investments and strategies, see the Statement of Additional Information.

Derivatives Risk – Commodity-Linked Futures Contracts – The loss that may be incurred by an Underlying Fund in entering into futures contracts is potentially unlimited and may exceed the amount of the premium. Futures markets are highly volatile and the use of futures by an Underlying Fund may increase the volatility of the Underlying Fund’s net asset value. Additionally, as a result of the low collateral deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to an Underlying Fund. Futures contracts may be illiquid. The liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. Furthermore, exchanges may limit fluctuations in futures contract prices during a trading session by imposing a maximum permissible price movement on each futures contract. An Underlying Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. Moreover, to the extent an Underlying Fund engages in futures contracts on foreign exchanges, such exchanges may not provide the same protection as U.S. exchanges.

Derivatives Risk – Commodity-Linked Structured Notes – The Underlying Fund’s investments in commodity-linked structured notes involve substantial risks, including risk of loss of a significant portion of their principal value. In addition to commodity risk, they may be subject to additional special risks, such as risk of loss of interest and principal, lack of a secondary (i.e. liquid) market, and risk of greater volatility, that do not affect traditional equity and debt securities.

Derivatives Risk – Commodity-Linked Swaps – The use of commodity-linked swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the forecasts of market values or evaluation of the creditworthiness of swap counterparties are incorrect, the investment performance of the Underlying Fund would be less favorable than it would have been if these investment techniques were not used.

Derivatives Risk – Credit Default Swaps – Certain Underlying Funds may enter into credit default swap agreements in an effort to buy or sell protection against a credit event, including, for example, an issuer’s failure to make timely payments of interest or principal, bankruptcy or restructuring. A credit default swap may be embedded within a structured note or other derivative instrument. Credit default swaps are also subject to the risk that the Underlying Fund will not properly assess the cost of the underlying asset. If the Underlying Fund is selling credit protection, there is a risk that a credit event will occur and that the Underlying Fund will have to pay the counterparty. If the Underlying Fund is buying credit protection, there is a risk that no credit event will occur and the Underlying Fund will receive no benefit for the premium paid.

Derivatives Risk – Forward Contracts – Certain Underlying Funds may enter into forward contracts (or forwards) for investment purposes, for risk management (hedging) purposes, and to increase investment flexibility. A forward is a contract between two parties to buy or sell an asset at a specified future time at a price agreed today. Forwards are traded in the over-the-counter markets. An Underlying Fund may purchase forward contracts, including those on mortgage-backed securities in the “to be announced” (TBA) market. In the TBA market, the seller agrees to deliver the mortgage backed securities for an agreed upon price on an agreed upon date, but makes no guarantee as to which or how many securities are to be delivered.

Derivatives Risk – Forward Foreign Currency Contracts – Certain Underlying Funds may enter into forward foreign currency contracts, which are types of derivative contracts, to buy or sell a country’s currency at a specific price on a specific date, usually 30, 60, or 90 days in the future for a specific exchange rate on a given date. Currency contracts may fall in value due to foreign currency value fluctuations. The Underlying Fund may enter into forward foreign currency contracts for investment purposes, for risk management (hedging) purposes, and to increase investment flexibility. The Underlying Fund’s investment or hedging strategies may be unable to achieve their objectives.

Derivatives Risk – Forward Rate Agreements – Certain Underlying Funds may enter into forward rate agreements for investment purposes, for risk management (hedging) purposes, and to increase flexibility. Under forward rate agreements, the buyer locks in an interest rate at a future settlement date. If the interest rate on the settlement date exceeds the lock rate, the buyer pays the seller the difference between the two rates. If the lock rate exceeds the interest rate on the settlement date, the seller pays the buyer the difference between the two rates.

Derivatives Risk – Futures Contracts – Certain Underlying Funds may enter into futures contracts, including currency, bond, index and interest rate futures, for investment purposes, for risk management (hedging) purposes, and to increase flexibility. The volatility of futures contracts prices has been historically greater than the volatility of stocks and bonds. The liquidity of the futures markets depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. The Underlying Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement.

Derivatives Risk – Interest Rate Swaps – Certain Underlying Funds may enter into interest rate swap agreements to obtain or preserve a desired return or spread at a lower cost than through a direct investment in an instrument that yields the desired return or spread. Interest rate swaps can be based on various measures of interest rates, including LIBOR, swap rates, treasury rates and other foreign interest rates. A swap agreement can increase or decrease the volatility of the Underlying Fund’s investments and its net asset value. Swaps can involve greater risks than direct investment in securities, because swaps may be leveraged and are subject to counterparty credit risk, pricing risk (i.e., swaps may be difficult to value) and liquidity risk (i.e., may not be possible for the Underlying Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses).

Derivatives Risk – Options – Certain Underlying Funds may buy and sell call and put options, including options on currencies, interest rates and swap agreements (commonly referred to as swaptions), for investment purposes, for risk management (hedging) purposes, and to increase flexibility. If the Underlying Fund sells a put option, there is a risk that the Underlying Fund may be required to buy the underlying asset at a disadvantageous price. If the Underlying Fund sells a call option, there is a risk that the Underlying Fund may be required to sell the underlying asset at a disadvantageous price. If the Underlying Fund sells a call option on an underlying asset that the Underlying Fund owns (a “covered call”) and the underlying asset has increased in value when the call option is exercised, the Underlying Fund will be required to sell the underlying asset at the call price and will not be able to realize any of the underlying asset’s value above the call price. Options may be traded on a securities exchange or over-the-counter.

Dollar Rolls Risk – Certain Underlying Funds may use dollar rolls, which are transactions in which the Underlying Fund sells securities to a counterparty and simultaneously agrees to purchase those or similar securities in the future at a predetermined price. Dollar rolls involve the risk that the market value of the securities the Underlying Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. These transactions may also increase the Underlying Fund’s portfolio turnover rate. If the Underlying Fund reinvests the proceeds of the security sold, the Underlying Fund will also be subject to the risk that the investments purchased with such proceeds will decline in value (a form of leverage risk).

Emerging Market Securities Risk – The Fund and certain Underlying Funds may invest in securities issued by foreign governments or companies in emerging market countries, like those in Eastern Europe, the Middle East, Asia, Latin America or Africa, which are more likely to have greater exposure to the risks of investing in foreign securities that are described in Foreign Securities Risk. In addition, emerging market countries are more likely to experience instability resulting, for example, from rapid social, political and economic development. Their economies are usually less mature and their securities markets are typically less developed with more limited trading activity than more developed countries. Emerging market securities tend to be more volatile than securities in more developed markets. Many emerging market countries are heavily dependent on international trade, which makes them more sensitive to world commodity prices and economic downturns in other countries. Some emerging market countries have a higher risk of currency devaluations, and some of these countries may experience periods of high inflation or rapid changes in inflation rates.

Energy and Natural Resources Sector Risk – An Underlying Fund may invest in securities of issuers engaged in the energy and natural resources sector and is subject to the risk that these issuers will underperform other market sectors or the market as a whole. To the extent that an Underlying Fund invests in issuers conducting business in the same or similar sectors, the Underlying Fund is subject to a greater extent to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that sector or those sectors. The values of natural resources are affected by numerous factors including events occurring in nature and international politics. For instance, natural events (such as earthquakes, hurricanes or fires in prime natural resources areas) and political events (such as coups or military confrontations) can affect the overall supply of a natural resource and thereby the value of companies involved in business activities relating to such natural resource. In addition, rising interest rates and high inflation may affect the demand for certain natural resources and, therefore, the price of energy-related investments. In addition, prices of, and thus the Underlying Fund’s investments in, precious metals are considered speculative and are affected by a variety of worldwide and economic, financial and political factors. Prices of precious metals may fluctuate sharply over time.

Exchange-Traded Fund (ETF) Risk – ETFs are subject to, among other risks, tracking risks and passive investment risk. In addition, shareholders bear both their proportionate share of the Fund’s expenses and similar expenses incurred through ownership of the ETF.

Focused Portfolio Risk – Underlying Funds may hold a limited number of securities, making them subject to greater risk of loss if any of those securities declines in price.

Foreign Securities Risk – The Fund and certain Underlying Funds may invest in foreign securities, which are subject to special risks as compared to securities of U.S. issuers. For example, foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies, or in U.S. dollars, without a change in the intrinsic value of those securities. Foreign securities may be less liquid than domestic securities so that the Fund or Underlying Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial fees and other fees are also generally higher for foreign securities. The Fund or Underlying Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose potentially confiscatory withholding or other taxes, which could reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; and accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies.

Frequent Trading Risk – The Fund’s and certain Underlying Funds’ investment strategies may involve the frequent trading of portfolio securities. Frequent trading of investments increases the possibility that the Fund and Underlying Fund will realize taxable capital gains (including short-term capital gains, which are generally taxable at higher rates than long-term capital gains for U.S. federal income tax purposes), which could reduce the Fund’s and Underlying Fund’s after-tax returns. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund and Underlying Fund’s returns.

Frontier Market Risk – Frontier market countries generally have smaller economies and even less developed capital markets than traditional emerging market countries and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries. The magnification of risks are the result of: potential for extreme price volatility and illiquidity in frontier market countries; government ownership or control of parts of private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade; and the relatively new and unsettled securities laws in many frontier market countries.

Geographic Concentration Risk – Certain Underlying Funds may be particularly susceptible to economic, political, regulatory or other events or conditions affecting companies and countries within the specific geographic regions in which the Underlying Fund invests. Such an Underlying Fund may be more volatile than a more geographically diversified fund.

Greater China Regional Risk – The Greater China region consists of Hong Kong, The People’s Republic of China and Taiwan, among other countries, and a Underlying Fund’s investments in the region are particularly susceptible to risks in that region. Events in any one country within the region may impact the other countries in the region or the Asia region as a whole. As a result, events in the region will generally have a greater effect on the Underlying Fund than if the Underlying Fund were more geographically diversified, which could result in greater volatility and losses. Markets in the Greater China region can experience significant volatility due to social, regulatory and political uncertainties.

Growth Securities Risk – The Fund and certain Underlying Funds may invest in growth securities. Because growth securities typically trade at a higher multiple of earnings than other types of securities, the market values of growth securities may be more sensitive to changes in current or expected earnings than the market values of other types of securities. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time.

Health Care Sector Risk – Companies in the health care sector are subject to extensive government regulation. Their profitability can be affected significantly and adversely by restrictions on government reimbursement for medical expenses, government approval of medical products and services, competitive pricing pressures, an increased emphasis on outpatient and other alternative services and other factors. Patent protection is integral to the success of companies in the health care sector, and profitability can be affected materially by, among other things, the cost of obtaining (or failing to obtain) patent approvals, the cost of litigating patent infringement and the loss of patent protection for medical products (which significantly increases pricing pressures and can materially reduce profitability with respect to such products). Companies in the health care sector also potentially are subject to extensive product liability and other similar litigation. Companies in the health care sector are affected by the rising cost of medical products and services, and the effects of such rising costs can be particularly pronounced for companies that are dependent on a relatively limited number of products or services. Medical products also frequently become obsolete due to industry innovation or other causes. Because certain Underlying Funds invest a significant portion of their net assets in the equity securities of health care companies, their value may be more volatile than a fund that is invested in a more diverse range of market sectors.

Highly Leveraged Transactions Risk – Certain corporate loans and corporate debt securities involve refinancings, recapitalizations, mergers and acquisitions, and other financings for general corporate purposes. In such highly leveraged transactions (e.g. bank loans), the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. Loans or securities that are part of highly leveraged transactions involve a greater risk (including default and bankruptcy) than other investments.

Impairment of Collateral Risk – The value of any collateral securing a floating rate loan can decline, and may be insufficient to meet the borrower’s obligations or difficult to liquidate. In addition, the Underlying Fund’s access to collateral may be limited by bankruptcy or other insolvency laws. Floating rate loans may decline in value.

Index Risk – The Fund’s and certain Underlying Funds’ investment strategies may involve investing in an index. The Fund’s and Underlying Fund’s value will generally decline when the performance of its targeted index declines. In addition, because the Fund and Underlying Fund may not hold all issues included in its index, may not always be fully invested, and bear advisory, administrative and other expenses and transaction costs in trading securities, the Fund’s and Underlying Fund’s performance may fail to match the performance of its targeted index, after taking expenses into account. It is not possible to invest directly in an index.

Industry Concentration Risk – Investments that are concentrated in a particular industry will make the Underlying Fund’s portfolio value more susceptible to the events or conditions impacting that particular industry. Because the Underlying Fund may invest more than 25% of its total assets in money market instruments issued by banks, the value of these investments may be adversely affected by economic, political or regulatory developments in or that impact the banking industry.

Inflation Protected Securities Risk – The Fund and certain Underlying Funds may invest in inflation-protected debt securities, which tend to react to change in real interest rates (i.e., nominal interest rates minus the expected impact of inflation). In general, the price of such securities falls when real interest rates rise, and rises when real interest rates fall. Interest payments on these securities will vary and may be more volatile than interest paid on ordinary bonds. In periods of deflation, the Fund or Underlying Fund may have no income at all. Income earned by a shareholder depends on the amount of principal invested, and that principal will not grow with inflation unless the shareholder reinvests the portion of Fund distributions that comes from inflation adjustments.

Infrastructure-Related Companies Risk – Underlying Funds that concentrate their investments in infrastructure-related securities have greater exposure to adverse economic, regulatory, political, legal, and other conditions or events affecting the issuers of such securities. There is also the risk that corruption may negatively affect publicly-funded infrastructure projects, especially in foreign markets, resulting in work stoppage, delays and cost overruns.

Interest Rate Risk – The Fund and certain Underlying Funds may invest in debt securities, which are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund or Underlying Fund receives from it but may affect the value of the Fund’s or Underlying Fund’s shares. Interest rate risk is generally greater for debt securities with longer maturities/durations.

Investment Strategy Risk – Columbia Management uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. There is no assurance that the Fund will achieve its investment objective. Investment decisions made by Columbia Management in using these strategies may not produce the returns expected by Columbia Management, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

Leverage Risk – Leverage occurs when the Fund increases its assets available for investment using borrowings, short sales, derivatives, or other instruments or techniques. The use of leverage creates greater likelihood of higher volatility of the Fund’s return and its net asset value. Changes in the value of the Fund’s portfolio securities will have a disproportionate effect on the net asset value per share when leverage is used. There is no guarantee that a leveraging strategy will be successful. Underlying Funds also may utilize leverage, subjecting the Fund to leverage risk indirectly.

Liquidity Risk – The Fund and certain Underlying Funds may invest in illiquid securities, which are securities that cannot be readily disposed of in the normal course of business. There is a risk that the Fund or Underlying Fund may not be able to sell such securities at the time it desires or that it cannot sell such securities without adversely affecting their price.

Low and Below Investment Grade Securities Risk – The Fund and certain Underlying Funds may invest in debt securities with the lowest investment grade rating (e.g., BBB by Standard & Poor’s, a division of the McGraw-Hill Companies, Inc. (Standard & Poor’s), or Fitch, Inc. (Fitch)) or Baa by Moody’s Investors Service, Inc. (Moody’s)), or that are below investment grade (which are commonly referred to as “junk bonds”) (e.g., BB or below by Standard & Poor’s or Fitch or Ba by Moody’s) and unrated securities of comparable quality are more speculative than securities with higher ratings, may experience greater price fluctuations, and tend to be more sensitive to credit risk than higher-rated securities, particularly during a downturn in the economy, which is more likely to weaken the ability of the issuers to make principal and interest payments on these securities. These securities typically pay a premium – a higher interest rate or yield – because of the increased risk of loss, including default. These securities also are generally less liquid than higher-rated securities. The securities ratings provided by Moody’s, Standard & Poor’s and Fitch are based on analyses by these ratings agencies of the credit quality of the securities and may not take into account every risk related to whether interest or principal will be timely repaid.

Market Risk – The Fund and Underlying Funds are subject to market risk, which refers to the possibility that the market values of securities that the Fund and Underlying Fund hold will rise or fall, sometimes rapidly or unpredictably, or fail to rise. Security values may fall because of factors affecting individual companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund or Underlying Fund. Accordingly, an investment in the Fund or Underlying Fund could lose money over short or even long periods, or fail to increase in value. The market values of the securities the Fund or Underlying Fund hold also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities.

Master Limited Partnership Risk – Investments by the Fund or Underlying Funds in securities (units) of master limited partnerships involve risks that differ from an investment in common stock. Investors have more limited control and limited rights to vote on matters affecting the partnership. Investments are also subject to certain tax risks and conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of a master limited partnership.

Money Market Fund Risk – The Fund and certain Underlying Funds may invest in (and certain Underlying Funds may be) money market funds, but an investment in a money market fund is not a bank deposit, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency or any bank. Although money market funds seek to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in such funds.

Mortgage-Backed Securities Risk – Certain Underlying Funds may invest in mortgage-backed securities. The value of the Underlying Fund’s mortgage-backed securities may be affected by, among other things, changes or perceived changes in: interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgages, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements, or the market’s assessment of the quality of underlying assets. Mortgage-backed securities represent interests in, or are backed by, pools of mortgages from which payments of interest and principal (net of fees paid to the issuer or guarantor of the securities) are distributed to the holders of the mortgage-backed securities. Mortgage-backed securities can have a fixed or an adjustable rate. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed (i) by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association) or (ii) by its agencies, authorities, enterprises or instrumentalities (in the case of securities guaranteed by the Federal National Mortgage Association (FNMA) or the Federal Home Loan Mortgage Corporation (FHLMC)), which are not insured or guaranteed by the U.S. Government (although FNMA and FHLMC may be able to access capital from the U.S. Treasury to meet their obligations under such securities). Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various credit enhancements, such as pool insurance, guarantees issued by governmental entities, letters of credit from a bank or senior/subordinated structures, and may entail greater risk than obligations guaranteed by the U.S. Government, whether or not such obligations are guaranteed by the private issuer. Mortgage-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Underlying Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of mortgage-backed securities may be difficult to predict and may result in greater volatility. Rising or high interest rates tend to extend the duration of mortgage-backed securities, making them more volatile and more sensitive to changes in interest rates.

Multi-Adviser Risk – Certain Underlying Funds have multiple subadvisers. Each subadviser makes investment decisions independently from the other subadviser(s). It is possible that the security selection process of one subadviser will not complement that of the other subadviser(s). As a result, the Underlying Fund’s exposure to a given security, industry, sector or market capitalization could be smaller or larger than if the Underlying Fund were managed by a single subadviser, which could affect the Underlying Fund’s performance.

Municipal Securities Risk – Certain Underlying Funds may invest in municipal securities, which are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed by the taxing authority of the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets or by domestic or foreign entities providing credit support, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. General obligation bonds are backed by an issuer’s taxing authority and may be vulnerable to limits on a government’s power or ability to raise revenue or increase taxes. They also may depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities generally pay interest that, in the opinion of bond counsel, is free from U.S. federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the Internal Revenue Service (IRS) will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued, and the value of the security would likely fall.

Non-Diversified Mutual Fund Risk – Certain Underlying Funds are non-diversified, which generally means that each such Underlying Fund may invest a greater percentage of its total assets in the securities of fewer issuers than may a “diversified” fund. This increases the risk that a change in the value of any one investment held by the Underlying Fund could affect the overall value of the Underlying Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Underlying Fund’s value will likely be more volatile than the value of more diversified funds. A non-diversified Underlying Fund may not operate as a non-diversified fund at all times.

Opportunistic Investing Risk – Undervalued securities involve the risk that they may never reach their expected full market value, either because the market fails to recognize the security’s intrinsic worth or the expected value was misgauged. Undervalued securities also may decline in price even though Columbia Management believes they are already undervalued. Turnaround companies may never improve their fundamentals, may take much longer than expected to improve, or may improve much less than expected. Development stage companies could fail to develop and deplete their assets, resulting in large percentage losses.

Pacific/Asia Regional Risk – The Pacific/Asia region consists of countries in the Pacific Basin, including Australia, China, Hong Kong, Indonesia, Japan, Korea, Malaysia, New Zealand, Philippines, Singapore, Taiwan and Thailand, among other countries within this region, and certain Underlying Fund investments in the region are thus particularly susceptible to risks in the region. Events in any one country within the region may impact other countries in the region or the Pacific/Asia region as a whole. As a result, events in the region will generally have a greater effect on the Underlying Fund than if the Underlying Fund were more geographically diversified, which could result in great volatility and losses. Countries within this region can be significantly affected by currency fluctuations and rapid changes in inflation and interest rates. Markets in the Pacific/Asia region can experience significant volatility due to social, regulatory and political uncertainties. In addition, changes in governmental policies in the region could significantly affect local markets in the region. Continued growth of economies and securities markets in the Pacific/Asia region will require sustained economic and fiscal discipline, as well as continued commitment to governmental reforms. Development also may be influenced by international economic conditions, particularly those in the United States and Japan, and by world demand for goods produced in countries in the Pacific/Asia region.

Prepayment and Extension Risk – Prepayment and extension risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. This risk is primarily associated with asset-backed securities, including mortgage-backed securities and floating rate loans. If a loan or security is converted, prepaid or redeemed before maturity, particularly during a time of declining interest rates or spreads, the portfolio managers may not be able to invest the proceeds in securities or loans providing as high a level of income, resulting in a reduced yield to the Fund or Underlying Fund. Conversely, as interest rates rise or spreads widen, the likelihood of prepayment decreases. The portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads because the Fund’s or Underlying Fund’s investments are locked in at a lower rate for a longer period of time.

Quantitative Model Risk – The Fund and certain Underlying Funds may use quantitative methods to select investments. Securities or other investments selected using quantitative methods may perform differently from the market as a whole or from their expected performance for many reasons, including factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns, among others. Any errors or imperfections in Columbia Management’s or a sub-adviser’s quantitative analyses or models, or in the data on which they are based, could adversely affect the ability of Columbia Management or a sub-adviser to use such analyses or models effectively, which in turn could adversely affect the Fund’s performance. There can be no assurance that these methodologies will enable an Underlying Fund to achieve its objective.

Real Estate Investment Trusts Risk – The Fund and certain Underlying Funds may invest in real estate investment trusts (REITs), which are entities that either own properties or make construction or mortgage loans, and also may include operating or finance companies. The value of REIT shares is affected by, among other factors, changes in the value of the underlying properties owned by the REIT and/or by changes in the prospect for earnings and/or cash flow growth of the REIT itself. In addition, certain of the risks associated with general real estate ownership apply to the Fund’s or Underlying Fund’s REIT investments, including risks related to general and local economic conditions, possible lack of availability of financing and changes in interest rates.

Real Estate Sector Risk – Interests held in real estate investment trusts (REITs) and in securities of other companies principally engaged in the real estate industry are subject to risks similar to those of direct investments in real estate. These risks include fluctuating property values, locally, regionally and nationally, which are affected by various factors including interest rates, property taxes, operating expenses, occupancy rates, environmental regulations and contamination, availability of credit, uninsured casualty and condemnation. The value of REITs and other companies principally engaged in the real estate industry are also affected by, among other factors, changes in the prospect for earnings and/or cash flow growth of the REIT or such real estate-related company itself. Because the value of REITs and real estate-related companies may fluctuate widely in response to changes in factors affecting the real estate markets, the value of an investment in the Fund may be more volatile than the value of an investment in a fund that is invested in a more diverse range of market sectors.

Reinvestment Risk – Because the Fund and certain Underlying Funds may invest in debt securities, income from the Fund’s and those Underlying Funds’ debt securities portfolios will decline if and when the Fund or Underlying Fund invests the proceeds from matured, traded or called securities in securities with market interest rates that are below the current earnings rate of the Fund’s or Underlying Fund’s portfolio.

Repurchase Agreements Risk – The Fund and certain Underlying Funds may use repurchase agreements, which are agreements in which the seller of a security to the Fund or Underlying Fund agrees to repurchase that security from the Fund or Underlying Fund at a mutually agreed upon price and time. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund’s or Underlying Fund’s income and the value of your investment in the Fund or, indirectly, the Underlying Fund to decline.

Risks of Investing in Affiliated Money Market Fund – In addition to the fees and expenses that the Underlying Fund directly bears, the Underlying Fund indirectly bears the fees and expenses of the affiliated money market fund in which it invests. To the extent these fees and expenses are expected to equal or exceed 0.01% of the Underlying Fund’s average daily net assets, they will be reflected in the Annual Fund Operating Expenses set forth in the table under “Fees and Expenses of the Fund.” Additionally, by investing in an affiliated money market fund, the Underlying Fund will be exposed to the investment risks of the affiliated money market fund. To the extent the Underlying Fund invests a significant portion of its assets in the affiliated money market fund, the Underlying Fund will bear increased indirect expenses and be more susceptible to the investment risks of the affiliated money market fund.

Rule 144A Securities Risk – An Underlying Fund may invest significantly in privately placed securities that have not been registered for sale under the Securities Act of 1933 pursuant to Rule 144A (“Rule 144A securities”) which are determined to be liquid in accordance with procedures adopted by the Underlying Fund’s Board of Trustees. However, an insufficient number of qualified institutional buyers interested in purchasing Rule 144A securities could affect adversely the marketability of such securities and the Underlying Fund might be unable to dispose of such securities promptly or at reasonable prices. Accordingly, even if determined to be liquid, the Underlying Fund’s holdings of Rule 144A securities may increase the level of Fund illiquidity if eligible buyers become uninterested in buying them. The Underlying Fund may also have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Additionally, the purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Sector Risk – At times, the Fund and certain Underlying Funds may have a significant portion of their assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic or market events, making the Fund and Underlying Funds more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Short Sales Risk – Certain Underlying Funds may engage in short selling. A short sale generally involves the sale by the Underlying Fund of a security it does not own with the expectation of acquiring the security at a later time at a lower price, but can involve the sale by the Underlying Fund of a security it does own. In order to short sell a common stock, the Underlying Fund must borrow, buy or already hold the security in order to make delivery to the counterparty. If the Underlying Fund borrows the security, it then is obligated to replace the security at some later time. The price of the security at such time may be higher or lower than the price at which the security was sold short by the Underlying Fund. Therefore, the Underlying Fund bears the risk that the price of the security at the time of replacement has not decreased. Short sales can potentially involve unlimited loss, as the market price of securities sold short may continue to increase, although the Underlying Fund may be able to limit any such losses by purchasing the securities sold short. There also is a risk that the Underlying Fund may experience difficulty purchasing the security necessary for replacement if the security does not have a liquid market at the time that the replacement must occur or that an event may occur. The Underlying Fund’s use of short sales in effect “leverages” the Underlying Fund, as the Underlying Fund may use the cash proceeds from short sales to invest in additional long positions. Leverage potentially exposes the Underlying Fund to greater risks of loss due to unanticipated market movements, which may magnify losses and increase the volatility of returns. In addition, the Underlying Fund will incur additional expenses by engaging in short sales in the form of transaction costs, and interest and dividend expenses paid to the lender of the security.

Smaller Company Securities Risk – The Fund and certain Underlying Funds may invest in securities of small- or mid-capitalization companies (smaller companies) which can, in certain circumstances, have a higher potential for gains than securities of large-capitalization companies but also may have more risk. For example, smaller companies may be more vulnerable to market downturns and adverse business or economic events than larger, more established companies because they may have more limited financial resources and business operations. These companies are also more likely than larger companies to have more limited product lines and operating histories and to depend on smaller management teams. Their securities may trade less frequently and in smaller volumes and may be less liquid and fluctuate more sharply in value than securities of larger companies. In addition, some smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks.

Sovereign Debt Risk – A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. Sovereign debt risk is increased for emerging market issuers.

Special Situations Risk – Certain Underlying Funds invest in securities of companies that are involved in an initial public offering or a major corporate event, such as a business consolidation or restructuring, which may present special risk because of the high degree of uncertainty that can be associated with such events. Securities issued in initial public offerings often are issued by companies that are in the early stages of development, have a history of little or no revenues and may operate at a loss following the offering. It is possible that there will be no active trading market for the securities after the offering, and the market price of the securities may be subject to significant and unpredictable fluctuations. Investing in special situations may have a magnified effect on the performance of funds with small amounts of assets.

Subsidiary Risk – By investing in a wholly-owned subsidiary organized as a company under the laws of the Cayman Islands (the Subsidiary), an Underlying Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-linked investments held by the Subsidiary are similar to those that are permitted to be held by the Underlying Fund, and thus, are subject to the same risks (described above under “Commodity-Related Investment Risk” and elsewhere) whether or not they are held by the Underlying Fund or the Subsidiary. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the 1940 Act), and is not subject to all the investor protections of the 1940 Act. However, the Underlying Fund wholly owns and controls the Subsidiary, and the Underlying Fund and the Subsidiary are both managed by Columbia Management and subadvised by Threadneedle International Limited. The Underlying Fund’s Board of Trustees has oversight responsibility for the investment activities of the Underlying Fund, including its investment in the Subsidiary, and the Underlying Fund’s role as sole shareholder of the Subsidiary. In adhering to the Underlying Fund’s investment restrictions and limitations, Columbia Management will treat the assets of the Subsidiary generally as if the assets were held directly by the Underlying Fund. Changes in the laws of the United States and/or the Cayman Islands, under which the Underlying Fund and the Subsidiary, respectively, are organized, could adversely affect the Underlying Fund and its shareholders.

Tax Risk – One of the Underlying Funds currently intends to take positions in forward currency contracts with an aggregate notional value exceeding 80% of the Underlying Fund’s total net assets. As a regulated investment company, a fund must derive at least 90% of its gross income for each taxable year from sources treated as “qualifying income” under the Internal Revenue Code of 1986, as amended. Although foreign currency gains currently constitute “qualifying income,” the Treasury Department has the authority to issue regulations excluding from the definition of “qualifying income” a fund’s foreign currency gains not “directly related” to its “principal business” of investing in stocks or securities (or options and futures with respect thereto). Such regulations might treat gains from some of the Underlying Fund’s foreign currency-denominated positions as not “qualifying income” and there is a remote possibility that such regulations might be applied retroactively, in which case the Underlying Fund might not qualify as a regulated investment company for one or more years. In the event the Treasury Department issues such regulations, the Underlying Fund’s Board of Directors/Trustees may authorize a significant change in investment strategy or Underlying Fund liquidation.

If the Internal Revenue Service were to change its position as set out in a number of private letter rulings, such that an Underlying Fund’s income from the wholly-owned subsidiary organized as a company under the laws of the Cayman Islands and any directly-held commodity-linked structured notes or swaps is not “qualifying income,” the Underlying Fund may be unable to qualify as a regulated investment company for one or more years. In this event, the Underlying Fund’s Board may authorize a significant change in investment strategy or the Underlying Fund’s liquidation.

Technology Sector Risk – The Fund and certain Underlying Funds may invest in securities of companies in the technology sector, which are subject to significant competitive pressures, such as aggressive pricing of their products or services, new market entrants, competition for market share, short product cycles due to an accelerated rate of technological developments and the potential for limited earnings and/or falling profit margins. These companies also face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. These factors can affect the profitability of technology companies and, as a result, the value of their securities. Also, patent protection is integral to the success of many companies in the technology sector, and profitability can be affected materially by, among other things, the cost of obtaining (or failing to obtain) patent approvals, the cost of litigating patent infringement and the loss of patent protection for products (which significantly increases pricing pressures and can materially reduce profitability with respect to such products). In addition, many technology companies have limited operating histories. Prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Because the Fund and certain Underlying Funds may invest a significant portion of their net assets in the equity securities of technology companies, the Fund’s price may be more volatile than a fund that is invested in a more diverse range of market sectors.

U.S. Government Obligations Risk – While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or may be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Securities guaranteed by the Federal Deposit Insurance Corporation under its Temporary Liquidity Guarantee Program (TLGP) are subject to certain risks, including whether such securities will continue to trade in line with recent experience in relation to treasury and government agency securities in terms of yield spread and the volatility of such spread, as well as uncertainty as to how such securities will trade in the secondary market and whether that market will be liquid or illiquid. The TLGP is subject to change.

Value Securities Risk – The Fund and certain Underlying Funds may invest in value securities, which are securities of companies that may have experienced, for example, adverse business, industry or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. The market value of a portfolio security may not meet Columbia Management’s future value assessment of that security, or may decline. There is also a risk that it may take longer than expected for the value of these investments to rise to the believed value. In addition, value securities, at times, may not perform as well as growth securities or the stock market in general, and may be out of favor with investors for varying periods of time.

COLUMBIA FUNDS JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 27, 2013

The undersigned shareholder of the Fund or Funds named below hereby acknowledges receipt of the Notice of a Joint Special Meeting of Shareholders and Combined Proxy Statement/Prospectus for the Joint Special Meeting of Shareholders (the “Meeting”) to be held at 10:00 a.m., local time, on February 27, 2013, at 225 Franklin Street, Boston, Massachusetts 02110, and, revoking any previous proxies, hereby appoints J. Kevin Connaughton, Michael Clarke, Marybeth Pilat, Joseph F. DiMaria, Julian Quero, Scott R. Plummer, Christopher O. Petersen and Ryan C. Larrenaga (or any of them) as proxies for the undersigned, with full power of substitution in each of them, to attend the Meeting and any adjournments or postponements thereof and to cast on behalf of the undersigned all the votes the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all the powers possessed by the undersigned if personally present at the Meeting. Capitalized terms in this proxy card that are otherwise undefined have the meanings set forth in the Combined Proxy Statement/Prospectus.

YOUR VOTE IS IMPORTANT. Mark, sign, date and return this proxy card as soon as possible.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-XXX-XXX-XXXX

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature

Additional Signature (if held jointly)

Date	2011
CFS_22080_MB7_120910

FUND	FUND	FUND
Fundname Drop-In 1	Fundname Drop-In 2	Fundname Drop-In 3
Fundname Drop-In 4	Fundname Drop-In 5	Fundname Drop-In 6
Fundname Drop-In 7

VOTING OPTIONS

Read your Combined Proxy Statement/Prospectus and have it at hand when voting.

Vote on the Internet	Vote by Phone	Vote by Mail	Vote In Person
Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours	Call 1-xxx-xxx-xxxx Follow the recorded instructions available 24 hours	Vote, sign and date this proxy card and return it in the postage-paid envelope.	Attend Shareholder Meeting 225 Franklin Street, Boston, MA 02110 on February 27, 2013

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ABOVE.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD

THE BOARD RECOMMENDS A VOTE FOR EACH OF THE PROPOSALS LISTED BELOW. THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW AND, ABSENT DIRECTION, WILL BE VOTED FOR EACH OF THE PROPOSALS LISTED BELOW. THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF, INCLUDING ANY ADJOURNMENT(S) NECESSARY TO OBTAIN QUORUMS AND/OR APPROVALS.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:	¡

☐ To vote FOR all Proposals for your Fund or Fund(s), mark this box. No other vote is necessary.

1.

To approve an Agreement and Plan of Reorganization between your Selling Fund listed below and the corresponding Buying Fund providing for (i) the sale of all of the assets of the Selling Fund to, and the assumption of all of the liabilities of the Selling Fund by, the corresponding Buying Fund and (ii) the distribution of such shares to the shareholders of the Selling Fund in complete liquidation of the Selling Fund.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Fundname Drop-In 1	☐	☐	☐	Fundname Drop-In 2	☐	☐	☐
Fundname Drop-In 3	☐	☐	☐

2.

To approve an Agreement and Plan of Reorganization between your Selling Fund listed below and the corresponding Buying Fund providing for (i) the sale of all of the assets of the Selling Fund to, and the assumption of all of the liabilities of the Selling Fund by, the corresponding Buying Fund and (ii) the distribution of such shares to the shareholders of the Selling Fund in complete liquidation of the Selling Fund.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Fundname Drop-In 1	☐	☐	☐	Fundname Drop-In 2	☐	☐	☐

3.

To approve an Agreement and Plan of Reorganization between your Selling Fund listed below and the corresponding Buying Fund providing for (i) the sale of all of the assets of the Selling Fund to, and the assumption of all of the liabilities of the Selling Fund by, the corresponding Buying Fund and (ii) the distribution of such shares to the shareholders of the Selling Fund in complete liquidation of the Selling Fund.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Fundname Drop-In 1	☐	☐	☐	Fundname Drop-In 2	☐	☐	☐

4.

To approve an Agreement and Plan of Reorganization between your Selling Fund listed below and the corresponding Buying Fund providing for (i) the sale of all of the assets of the Selling Fund to, and the assumption of all of the liabilities of the Selling Fund by, the corresponding Buying Fund and (ii) the distribution of such shares to the shareholders of the Selling Fund in complete liquidation of the Selling Fund.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Fundname Drop-In 1	☐	☐	☐	Fundname Drop-In 2	☐	☐	☐

Important Notice Regarding the Availability of Proxy Materials for the Meeting

to Be Held on February 27, 2013.

The Combined Proxy Statement/Prospectus for the Meeting and the

Notice of a Joint Special Meeting of Shareholders are available at:

[https://www.proxy-direct.com/col22080]

EVERY VOTE IS IMPORTANT! PLEASE VOTE TODAY USING ONE OF THE FOUR AVAILABLE OPTIONS!

STATEMENT OF ADDITIONAL INFORMATION

[Date, 2012]

This Statement of Additional Information (the “SAI”) relates to the following proposed reorganizations (the “Reorganizations”):

1.

Reorganization of Columbia LifeGoal® Income Portfolio, a series of Columbia Funds Series Trust (a “Selling Fund”) into Columbia Conservative Fund (formerly, Columbia Portfolio Builder Conservative Fund), a series of Columbia Funds Series Trust II (a “Buying Fund”).

2.

Reorganization of Columbia Portfolio Builder Moderate Conservative Fund, a series of Columbia Funds Series Trust II (a “Selling Fund”) into Columbia Moderate Conservative Fund (formerly, Columbia LifeGoal® Income & Growth Portfolio), a series of Columbia Funds Series Trust (a “Buying Fund”).

3.

Reorganization of Columbia Portfolio Builder Moderate Aggressive Fund, a series of Columbia Funds Series Trust II (a “Selling Fund”) into Columbia Moderate Aggressive Fund (formerly, Columbia LifeGoal® Balanced Growth Portfolio), a series of Columbia Funds Series Trust (a “Buying Fund”).

This SAI contains information which may be of interest to shareholders of the Selling Funds but which is not included in the combined Prospectus/Proxy Statement dated [[Date, 2012]] (the “Proxy Statement/Prospectus”) which relates to the Reorganizations. As described in the Proxy Statement/Prospectus, the Reorganizations would involve the transfer of all the assets of each Selling Fund in exchange for shares of the Buying Fund and the assumption of all the liabilities of each Selling Fund by the Buying Fund. Each Selling Fund would distribute the Buying Fund shares it receives to its shareholders in complete liquidation of each Selling Fund. This SAI is not a prospectus and should be read in conjunction with the Proxy Statement/Prospectus. The Proxy Statement/Prospectus has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to the Buying Funds at c/o Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081, or by calling 800.345.6611.

i

ADDITIONAL INFORMATION ABOUT EACH BUYING FUND

Attached hereto as Appendix A is the Statement of Additional Information of Columbia Moderate Conservative Fund and Columbia Moderate Aggressive Fund dated [[Date, 2012]], as supplemented.

Attached hereto as Appendix B is the Statement of Additional Information of Columbia Conservative Fund dated [[Date, 2012]], as supplemented.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

Ernst & Young LLP, located at 220 South 6th Street, Suite 1400, Minneapolis, MN 55402-3900, is the independent registered public accounting firm for Columbia Conservative Fund, providing audit and tax return review services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings.

PricewaterhouseCoopers LLP, located at 225 South 6th Street, Minneapolis, MN 55402, is the independent registered public accounting firm for Columbia Moderate Conservative Fund and Columbia Moderate Aggressive Fund, providing audit and tax return review services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings.

The Report of Independent Registered Public Accounting Firm, Financial Highlights and Financial Statements included in each Buying Fund’s Annual Report to Shareholders for the fiscal year ended January 31, 2012 and its unaudited Financial Highlights and Financial Statements included in its Semiannual Report to Shareholders for the period ended July 31, 2012, are incorporated by reference into this SAI. The audited financial statements for Columbia Conservative Fund included in its Annual Report to Shareholders and incorporated by reference into this SAI have been so included and incorporated in reliance upon the reports of Ernst & Young LLP, given on their authority as experts in auditing and accounting. The audited financial statements for Columbia Moderate Conservative Fund and Columbia Moderate Aggressive Fund included in their respective Annual Reports to Shareholders and incorporated by reference into this SAI have been so included and incorporated in reliance upon the reports of PricewaterhouseCoopers LLP, given on their authority as experts in auditing and accounting.

The audited financial statements for Columbia LifeGoal® Income Portfolio incorporated by reference to the Proxy Statement/Prospectus has been so included and incorporated in reliance upon the reports of PricewaterhouseCoopers LLP, given on their authority as experts in auditing and accounting. The audited financial statements for Columbia Portfolio Builder Moderate Conservative Fund and Columbia Portfolio Builder Moderate Aggressive Fund incorporated by reference to the Proxy Statement/Prospectus have been so included and incorporated in reliance upon the reports of Ernst & Young LLP, given on their authority as experts in auditing and accounting.

FINANCIAL STATEMENTS

Pro forma financial statements of the Buying Funds for the Reorganizations are attached hereto as Appendix C.

1

Appendix A – Statement of Additional Information of Columbia Moderate Conservative Fund and Columbia Moderate Aggressive Fund

A-1

Columbia Management®

COLUMBIA FUNDS SERIES TRUST STATEMENT OF ADDITIONAL INFORMATION August 1, 2012

Fund
Columbia California Intermediate Municipal Bond Fund
Class A: NACMX	Class B: CCIBX	Class C: CCICX	Class Z: NCMAX
Columbia Convertible Securities Fund
Class A: PACIX	Class B: NCVBX	Class C: PHIKX	Class I: CCSIX
Class R: CVBRX	Class W: CVBWX	Class Z: NCIAX
Columbia Georgia Intermediate Municipal Bond Fund
Class A: NGIMX	Class B: NGITX	Class C: NGINX	Class Z: NGAMX
Columbia International Value Fund
Class A: NIVLX	Class B: NBIVX	Class C: NVICX	Class I: CVLIX
Class R: CIVRX	Class Z: EMIEX
Columbia Large Cap Core Fund
Class A: NSGAX	Class B: NSIBX	Class C: NSGCX	Class I: CLPIX
Class W: CLCWX	Class Z: NSEPX
Columbia Large Cap Enhanced Core Fund
Class A: NMIAX	Class I: CCEIX	Class R: CCERX	Class Y: CECYX
Class Z: NMIMX
Columbia Large Cap Index Fund
Class A: NEIAX	Class B: CLIBX	Class I: CCXIX	Class Z: NINDX
Columbia Large Cap Value Fund
Class A: NVLEX	Class B: NVLNX	Class C: NVALX	Class I: CLRIX
Class R: CVURX	Class W: CLVWX	Class Y: CLCYX	Class Z: NVLUX
Columbia LifeGoal® Balanced Growth Portfolio
Class A: NBIAX	Class B: NLBBX	Class C: NBICX	Class R: CLBRX
Class T: CGGTX	Class Z: NBGPX
Columbia LifeGoal® Growth Portfolio
Class A: NLGIX	Class B: NLGBX	Class C: NLGCX	Class R: CLGRX
Class R4: CGRUX	Class Z: NGPAX
Columbia LifeGoal® Income and Growth Portfolio
Class A: NLGAX	Class B: NLIBX	Class C: NIICX	Class R: CLIRX
Class Z: NIPAX
Columbia LifeGoal® Income Portfolio
Class A: NLFAX	Class B: NLOBX	Class C: NLFCX	Class Z: CLGZX
Columbia Marsico 21st Century Fund
Class A: NMTAX	Class B: NMTBX	Class C: NMYCX	Class R: CMTRX
Class Z: NMYAX
Columbia Marsico Focused Equities Fund
Class A: NFEAX	Class B: NFEBX	Class C: NFECX	Class I: CMRIX
Class Z: NFEPX
Columbia Marsico Global Fund
Class A: COGAX	Class C: COGCX	Class R: COGRX	Class Z: COGZX
Columbia Marsico Growth Fund
Class A: NMGIX	Class B: NGIBX	Class C: NMICX	Class I: CMWIX
Class R: CMWRX	Class W: CMSWX	Class Z: NGIPX

C-6518 L (8/12)

Fund
Columbia Marsico International Opportunities Fund
Class A: MAIOX	Class B: MBIOX	Class C: MCIOX	Class I: CMOIX
Class R: CMORX	Class Z: NMOAX
Columbia Maryland Intermediate Municipal Bond Fund
Class A: NMDMX	Class B: NMITX	Class C: NMINX	Class Z: NMDBX
Columbia Masters International Equity Portfolio
Class A: CMTAX	Class B: CMTBX	Class C: CMTCX	Class R: CMERX
Class Z: CMTZX
Columbia Mid Cap Index Fund
Class A: NTIAX	Class I: CIDIX	Class Z: NMPAX
Columbia Mid Cap Value Fund
Class A: CMUAX	Class B: CMUBX	Class C: CMUCX	Class I: CMVUX
Class R: CMVRX	Class R4: CMUFX	Class W: CMUWX	Class Y: CMVYX
Class Z: NAMAX
Columbia Multi-Advisor International Equity Fund
Class A: NIIAX	Class B: NIENX	Class C: NITRX	Class I: CUAIX
Class R: CIERX	Class R4: CMEFX	Class W: CMAWX	Class Y: CMIYX
Class Z: NIEQX
Columbia North Carolina Intermediate Municipal Bond Fund
Class A: NNCIX	Class B: NNITX	Class C: NNINX	Class Z: NNIBX
Columbia Overseas Value Fund
Class A*: —	Class C*: —	Class I: COVIX	Class R*: —
Class W: COVWX	Class Z: COSZX
Columbia Short Term Bond Fund
Class A: NSTRX	Class B: NSTFX	Class C: NSTIX	Class I: CTMIX
Class R: CSBRX	Class R4: CBRFX	Class W: CSBWX	Class Y: CSBYX
Class Z: NSTMX
Columbia Short Term Municipal Bond Fund
Class A: NSMMX	Class B: NSMNX	Class C: NSMUX	Class Z: NSMIX
Columbia Small Cap Growth Fund II
Class A: NSCGX	Class B: NCPBX	Class C: NCPCX	Class I: CSCGX
Class Z: PSCPX
Columbia Small Cap Index Fund
Class A: NMSAX	Class B: CIDBX	Class I: CSIIX	Class R4: CIDUX
Class Z: NMSCX
Columbia Small Cap Value Fund II
Class A: COVAX	Class B: COVBX	Class C: COVCX	Class I: CSLIX
Class R: CCTRX	Class Z: NSVAX
Columbia South Carolina Intermediate Municipal Bond Fund
Class A: NSCIX	Class B: NISCX	Class C: NSICX	Class Z: NSCMX
Columbia Virginia Intermediate Municipal Bond Fund
Class A: NVAFX	Class B: NVANX	Class C: NVRCX	Class Z: NVABX
Corporate Bond Portfolio
Shares: NCOBX
Mortgage- and Asset-Backed Portfolio
Shares: NMTGX

This Statement of Additional Information (SAI) is not a prospectus, is not a substitute for reading any prospectus and is intended to be read in conjunction with a Fund’s current prospectus. Share classes marked with an “*” have not yet commenced operations as of the date of this SAI. The most recent annual report for each Fund, which includes the Fund’s audited financial statements for its most recent fiscal period, is incorporated by reference into this SAI.

Copies of the Funds’ current prospectuses and annual and semi-annual reports may be obtained without charge by writing Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081, by calling Columbia Funds at 800.345.6611 or by visiting the Columbia Funds’ website at www.columbiamanagement.com.

SAI PRIMER

The SAI is a part of the Funds’ registration statement that is filed with the SEC. The registration statement includes the Funds’ prospectuses, the SAI and certain exhibits. The SAI, and any supplements to it, can be found online at www.columbiamanagement.com, or by accessing the SEC’s website at www.sec.gov.

For purposes of any electronic version of this SAI, all references to websites, or universal resource locators (URLs), are intended to be inactive and are not meant to incorporate the contents of any website into this SAI.

The SAI generally provides additional information about the Funds that is not required to be in the Funds’ prospectuses. The SAI expands discussions of certain matters described in the Funds’ prospectuses and provides certain additional information about the Funds that may be of interest to some investors. Among other things, the SAI provides information about:

•	the organization of the Trust;

•	the Funds’ investments;

•	the Funds’ investment adviser, investment subadviser(s) (if any) and other service providers, including roles and relationships of Ameriprise Financial and its affiliates, and conflicts of interest;

•	the governance of the Funds;

•	the Funds’ brokerage practices;

•	the share classes offered by the Funds;

•	the purchase, redemption and pricing of Fund shares; and

•	the application of U.S. federal income tax laws.

Investors may find this information important and helpful. If you have any questions about the Funds, please call Columbia Funds at 800.345.6611 or contact your financial advisor.

Before reading the SAI, you should consult the Glossary below, which defines certain of the terms used in the SAI.

Glossary

1933 Act	Securities Act of 1933, as amended

1934 Act	Securities Exchange Act of 1934, as amended

1940 Act	Investment Company Act of 1940, as amended

Administrative Services Agreement	The administrative services agreement, as amended, between the Trust, on behalf of the Funds, and the Administrator

Administrator	Columbia Management Investment Advisers, LLC

Ameriprise Financial	Ameriprise Financial, Inc.

BANA	Bank of America, National Association

Bank of America	Bank of America Corporation

BFDS/DST	Boston Financial Data Services, Inc./DST Systems, Inc.

Board	The Trust’s Board of Trustees

Brandes	Brandes Investment Partners, L.P.

1

CA Intermediate Municipal Bond Fund	Columbia California Intermediate Municipal Bond Fund

CMOs	Collateralized mortgage obligations

Code	Internal Revenue Code of 1986, as amended

Codes of Ethics	The codes of ethics adopted by the Board pursuant to Rule 17j-1 under the 1940 Act

Columbia Funds Complex	The mutual fund complex that is comprised of the open-end investment management companies advised by the Investment Manager or its affiliates and principally underwritten by Columbia Management Investment Distributors, Inc.,

Columbia Funds or Columbia Funds Family	The funds within the Columbia Funds Complex

Convertible Securities Fund	Columbia Convertible Securities Fund

Custodian	JPMorgan Chase Bank, N.A.

Distribution Agreement	The distribution agreement between the Trust, on behalf of the Funds, and the Distributor

Distribution Plan(s)	One or more of the plans adopted by the Board pursuant to Rule 12b-1 under the 1940 Act for the distribution of the Funds’ shares

Distributor	Columbia Management Investment Distributors, Inc.

FDIC	Federal Deposit Insurance Corporation

Feeder Fund(s)	One or more of the series of CFST that invests all of its assets in a corresponding Master Portfolio that is a series of Columbia Funds Master Investment Trust, LLC (CMIT)

FHLMC	The Federal Home Loan Mortgage Corporation

Fitch	Fitch, Inc.

FNMA	Federal National Mortgage Association

The Fund(s) or a Fund	One or more of the open-end management investment companies listed on the front cover of this SAI that are series of the Trust.

GA Intermediate Municipal Bond Fund	Columbia Georgia Intermediate Municipal Bond Fund

GNMA	Government National Mortgage Association

Independent Trustees	The Trustees of the Board who are not “interested persons” (as defined in the 1940 Act) of the Funds

Interested Trustees	The Trustees of the Board who are currently treated as “interested persons” (as defined in the 1940 Act) of the Funds

International Value Fund	Columbia International Value Fund

Investment Management Services Agreement	The investment management services agreement, as amended, between the Trust, on behalf of the Funds, and the Investment Manager

Investment Manager or Adviser	Columbia Management Investment Advisers, LLC

2

Investment Sub-Advisory Agreement	The investment subadvisory agreement among the Trust on behalf of the Fund(s), the Investment Manager and a Fund’s investment subadviser(s), as the context may require

IRS	United States Internal Revenue Service

JPMorgan	JPMorgan Chase Bank, N.A.

Large Cap Core Fund	Columbia Large Cap Core Fund

Large Cap Enhanced Core Fund	Columbia Large Cap Enhanced Core Fund

Large Cap Index Fund	Columbia Large Cap Index Fund

Large Cap Value Fund	Columbia Large Cap Value Fund

Legacy Columbia Funds	The funds within the Columbia Funds Complex that used the Columbia brand prior to September 27, 2010, as listed on Appendix E hereto

Legacy RiverSource Funds or RiverSource Funds	The funds within the Columbia Funds Complex that historically bore the RiverSource, Seligman and Threadneedle brands, including those renamed to bear the “Columbia” brand effective September 27, 2010, as well as certain other funds, as listed on Appendix F hereto.

LifeGoal® Balanced Growth Portfolio	Columbia LifeGoal® Balanced Growth Portfolio

LifeGoal® Growth Portfolio	Columbia LifeGoal® Growth Portfolio

LifeGoal® Income and Growth Portfolio	Columbia LifeGoal® Income and Growth Portfolio

LifeGoal® Income Portfolio	Columbia LifeGoal® Income Portfolio

LifeGoal® Portfolios	Each of LifeGoal® Balanced Growth Portfolio, LifeGoal® Growth Portfolio, LifeGoal® Income and Growth Portfolio and LifeGoal® Income Portfolio

LIBOR	London Interbank Offered Rate

Marsico	Marsico Capital Management, LLC

Marsico 21st Century Fund	Columbia Marsico 21st Century Fund

Marsico Focused Equities Fund	Columbia Marsico Focused Equities Fund

Marsico Global Fund	Columbia Marsico Global Fund

Marsico Growth Fund	Columbia Marsico Growth Fund

Marsico International Opportunities Fund	Columbia Marsico International Opportunities Fund

MD Intermediate Municipal Bond Fund	Columbia Maryland Intermediate Municipal Bond Fund

Masters International Equity Portfolio	Columbia Masters International Equity Portfolio

Mid Cap Index Fund	Columbia Mid Cap Index Fund

Mid Cap Value Fund	Columbia Mid Cap Value Fund

Moody’s	Moody’s Investors Service, Inc.

3

Multi-Advisor International Equity Fund	Columbia Multi-Advisor International Equity Fund

NASDAQ	National Association of Securities Dealers Automated Quotations system

NC Intermediate Municipal Bond Fund	Columbia North Carolina Intermediate Municipal Bond Fund

NRSRO	Nationally recognized statistical ratings organization (such as Moody’s, Fitch or S&P)

NSCC	National Securities Clearing Corporation

NYSE	New York Stock Exchange

Overseas Value Fund	Columbia Overseas Value Fund

The Portfolio(s) or a Portfolio	One or more of the open-end management investment companies listed on the front cover of this SAI that are series of the Trust

Previous Administrator	Columbia Management Advisors, LLC

Previous Adviser	Columbia Management Advisors, LLC

Previous Distributor	Columbia Management Distributors, Inc.

Previous Transfer Agent	Columbia Management Services, Inc.

REIT	Real estate investment trust

REMIC	Real estate mortgage investment conduit

RIC	A “regulated investment company,” as such term is used in the Internal Revenue Code of 1986, as amended

S&P	Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s” and “S&P” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Investment Manager. The Columbia Funds are not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Columbia Funds).

SAI	This Statement of Additional Information

SEC	United States Securities and Exchange Commission

Selling Agent(s)	One or more of the financial intermediaries that are authorized to sell shares of the Funds, which include banks, broker-dealers and financial advisors as well as firms that employ such broker-dealers and financial advisors, including, for example, brokerage firms, banks, investment advisors, third party administrators and other financial intermediaries, including Ameriprise Financial and its affiliates.

Short Term Bond Fund	Columbia Short Term Bond Fund

Short Term Municipal Bond Fund	Columbia Short Term Municipal Bond Fund

Small Cap Growth Fund II	Columbia Small Cap Growth Fund II

Small Cap Index Fund	Columbia Small Cap Index Fund

Small Cap Value Fund II	Columbia Small Cap Value Fund II

4

SC Intermediate Municipal Bond Fund	Columbia South Carolina Intermediate Municipal Bond Fund

State Street	State Street Bank and Trust Company

Threadneedle	Threadneedle International Limited

Transfer Agency Agreement	The transfer agency and dividend disbursing agent agreement between the Trust, on behalf of the Funds, and Columbia Management Investment Services Corp.

Transfer Agent	Columbia Management Investment Services Corp.

The Trust	Columbia Funds Series Trust, the registered investment company in the Columbia Funds Family to which this SAI relates

Trustee(s)	One or more of the Board’s Trustees

VA Intermediate Municipal Bond Fund	Columbia Virginia Intermediate Municipal Bond Fund

5

ABOUT THE TRUST

The Trust is a registered investment company under the 1940 Act within the Columbia Funds Family. Columbia Funds currently include more than 100 mutual funds in major asset classes.

The Trust was organized as a Delaware business trust, a form of entity now known as a statutory trust, on October 22, 1999. On September 26, 2005, the Trust changed its name from Nations Funds Trust to Columbia Funds Series Trust.

Funds with a fiscal year end of January 31

On September 26, 2005, the names of certain of the Funds were changed as follows: Nations LifeGoal® Growth Portfolio to Columbia LifeGoal® Growth Portfolio, Nations LifeGoal® Balanced Growth Portfolio to Columbia LifeGoal® Balanced Growth Portfolio, Nations LifeGoal® Income and Growth Portfolio to Columbia LifeGoal® Income and Growth Portfolio and Nations LifeGoal® Income Portfolio to Columbia LifeGoal® Income Portfolio.

Each of the LifeGoal® Portfolios is a “fund of funds” that invests its assets in a mix of underlying funds using an asset allocation approach.

Masters International Equity Portfolio is a “fund of funds” that invests its assets in a mix of underlying funds using an asset allocation approach.

Each of the Funds represents a separate series of the Trust and is an open-end diversified management investment company. Prior to January 31, 2012, each of the Funds had a fiscal year end of March 31. For more information on the classes of shares offered by the Funds, see Capital Stock and Other Securities.

Funds with a fiscal year end of February 28

On or about September 26, 2005, the names of certain of the Funds were changed as follows: Nations Convertible Securities Fund to Columbia Convertible Securities Fund, Nations Value Fund to Columbia Large Cap Value Fund, Nations Marsico 21st Century Fund to Columbia Marsico 21st Century Fund, Nations MidCap Value Fund to Columbia Mid Cap Value Fund, Nations SmallCap Value Fund to Columbia Small Cap Value Fund II, Nations Strategic Growth Fund to Columbia Large Cap Core Fund, Nations Marsico Focused Equities Fund to Columbia Marsico Focused Equities Fund, Nations Marsico Growth Fund to Columbia Marsico Growth Fund, Nations Small Company Fund to Columbia Small Cap Growth Fund II, Nations Marsico International Opportunities Fund to Columbia Marsico International Opportunities Fund, Nations International Equity Fund to Columbia Multi-Advisor International Equity Fund, Nations International Value Fund to Columbia International Value Fund, Nations LargeCap Index Fund to Columbia Large Cap Index Fund, Nations MidCap Index Fund to Columbia Mid Cap Index Fund, Nations SmallCap Index Fund to Columbia Small Cap Index Fund and Nations LargeCap Enhanced Core Fund to Columbia Large Cap Enhanced Core Fund.

On February 28, 2008, each of Large Cap Core Fund, Marsico Focused Equities Fund and Small Cap Growth Fund II converted from a feeder fund in a master/feeder structure to a stand-alone fund. On November 10, 2008, Marsico Growth Fund converted from a feeder fund in a master/feeder structure to a stand-alone fund.

Prior to August 2006, Convertible Securities Fund, Large Cap Value Fund, Marsico 21st Century Fund, Marsico International Opportunities Fund, Multi-Advisor International Equity Fund, Mid Cap Value Fund, Small Cap Value Fund II, Large Cap Index Fund, Mid Cap Index Fund, Small Cap Index Fund, Large Cap Enhanced Core Fund each had a fiscal year end of March 31.

6

Prior to October 2007, International Value Fund, Large Cap Core Fund, Marsico Focused Equities Fund, Marsico Growth Fund and Small Cap Growth Fund II each had a fiscal year end of March 31.

International Value Fund is a Feeder Fund that seeks to achieve its investment objective by investing substantially all of its assets in another mutual fund (the Master Portfolio) with the same investment objective, principal investment strategies and investment risks. The Master Portfolio is a separate series of Columbia Funds Master Investment Trust, LLC. As of March 29, 2007, Columbia Funds Master Investment Trust, LLC converted from a Delaware statutory trust to a Delaware limited liability company. Remember that the terms “Fund” and “Master Portfolio” are sometimes used interchangeably in this SAI.

Each of the Funds represents a separate series of the Trust and is an open-end management investment company. Each of the Funds is diversified, except Marsico Focused Equities Fund. Each of the Funds has a fiscal year end of February 28. For more information on the classes of shares offered by the Funds, see Capital Stock and Other Securities.

Fund with a fiscal year end of March 31

Short Term Bond Fund represents a separate series of the Trust and is an open-end diversified management investment company. On September 26, 2005, the name of the Fund was changed from Nations Short-Term Income Fund to Columbia Short Term Bond Fund.

For more information on the classes of shares offered by the Fund, see Capital Stock and Other Securities.

Funds with a fiscal year end of April 30

On September 26, 2005, the names of certain of the Funds were changed as follows: Nations California Intermediate Municipal Bond Fund to Columbia California Intermediate Municipal Bond Fund, Nations Georgia Intermediate Municipal Bond Fund to Columbia Georgia Intermediate Municipal Bond Fund, Nations Maryland Intermediate Municipal Bond Fund to Columbia Maryland Intermediate Municipal Bond Fund, Nations North Carolina Intermediate Municipal Bond Fund to Columbia North Carolina Intermediate Municipal Bond Fund, Nations South Carolina Intermediate Municipal Bond Fund to Columbia South Carolina Intermediate Municipal Bond Fund and Nations Virginia Intermediate Municipal Bond Fund to Columbia Virginia Intermediate Municipal Bond Fund and Nations Short-Term Municipal Income Fund to Columbia Short Term Municipal Bond Fund.

Each of the Funds represents a separate series of the Trust and, except for the Maryland Intermediate Municipal Bond Fund, is an open-end diversified management investment company. Prior to April 30, 2012, each of the Funds had a fiscal year end of March 31. For more information on the classes of shares offered by the Funds, see Capital Stock and Other Securities.

7

ABOUT THE FUNDS’ INVESTMENTS

The investment objectives, principal investment strategies (i.e., as used in this SAI and the corresponding prospectuses, a strategy which generally involves the ability to invest 10% or more of a Fund’s total assets) and related principal risks for each Fund are discussed in each Fund’s prospectuses.

Certain Investment Activity Limits

The overall investment and other activities of the Investment Manager and its affiliates may limit the investment opportunities for each Fund in certain markets where limitations are imposed by regulators upon the amount of investment by affiliated investors, in the aggregate or in individual issuers. From time to time, each Fund’s activities also may be restricted because of regulatory restrictions applicable to the Investment Manager and its affiliates and/or because of their internal policies. See Investment Advisory and Other Services – Other Roles and Relationships of Ameriprise Financial and its Affiliates – Certain Conflicts of Interest.

Fundamental and Non-Fundamental Investment Policies

The following discussion of “fundamental” and “non-fundamental” investment policies and limitations for each Fund supplements the discussion of investment policies in the Funds’ prospectuses. A fundamental policy may be changed only with Board and shareholder approval. A non-fundamental policy may be changed by the Board and does not require shareholder approval, but may require notice to shareholders in certain instances.

Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding an investment standard, compliance with such percentage limitation or standard will be determined solely at the time of the Fund’s acquisition of such security or asset. Borrowings and other instruments that may give rise to leverage and the restriction on investing in illiquid securities are monitored on an ongoing basis.

Fundamental Investment Policies

The 1940 Act provides that a “vote of a majority of the outstanding voting securities” means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of a Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The following fundamental investment policies cannot be changed without such a vote.

Overseas Value Fund may not, as a matter of fundamental policy:

1.	Underwrite any issue of securities issued by other persons within the meaning of the 1933 Act except when it might be deemed to be an underwriter either: (i) in connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer thereof in accordance with the Fund’s investment objective. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered investment companies;

2.	Purchase or sell real estate, except the Fund may: (i) purchase securities of issuers which deal or invest in real estate, (ii) purchase securities which are secured by real estate or interests in real estate and (iii) hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein;

3.	Purchase or sell commodities, except that the Fund may to the extent consistent with its investment objective: (i) invest in securities of companies that purchase or sell commodities or which invest in such programs, (ii) purchase and sell options, forward contracts, futures contracts, and options on futures contracts and (iii) enter into swap contracts and other financial transactions relating to commodities. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts;

8

4.	Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States or any of their agencies, instrumentalities or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief;

5.	Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief;

6.	Borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief; and

7.	Purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (i) up to 25% of its total assets may be invested without regard to these limitations and (ii) a Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief obtained by the Fund.

Each Fund other than Overseas Value Fund may not, as a matter of fundamental policy:

1.	Underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either: (i) in connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered management investment companies;

2.	Purchase or sell real estate, except the Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate;

3.	Purchase or sell commodities, except that the Fund may, to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts. This limitation does not apply to foreign currency transactions, including, without limitation, forward currency contracts;

4.	Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds;

5.	Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds;

6.	Borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds; and

7.	Except Marsico Focused Equities Fund and MD Intermediate Municipal Bond Fund, purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or

9

instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (i) up to 25% of its total assets may be invested without regard to these limitations; and (ii) a Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

As a matter of fundamental policy, under normal circumstances, CA Intermediate Municipal Bond Fund, GA Intermediate Municipal Bond Fund, MD Intermediate Municipal Bond Fund, NC Intermediate Municipal Bond Fund, SC Intermediate Municipal Bond Fund and VA Intermediate Municipal Bond Fund, each will invest at least 80% of its net assets in securities that pay interest exempt from federal income tax, other than the federal alternative minimum tax, and state individual income tax.

As a matter of fundamental policy, under normal circumstances, Short Term Municipal Bond Fund will invest at least 80% of its net assets in securities that pay interest exempt from federal income tax, other than the federal alternative minimum tax.

Non-Fundamental Investment Policies

Fund	May Not Invest more than 15% of its net assets in illiquid securities(a)	May sell securities short to the extent permitted by 1940 Act(b)	May purchase securities of other investment companies to the extent permitted by 1940 Act(c)	Provides 60 day notice in connection with Rule 35d-1 changes(d)
CA Intermediate Municipal Bond Fund	✓	✓	✓
Convertible Securities Fund	✓	✓	✓	✓
Corporate Bond Portfolio	✓	✓	✓	✓
GA Intermediate Municipal Bond Fund	✓	✓	✓
International Value Fund	✓	✓	✓	✓
Large Cap Core Fund	✓	✓	✓	✓
Large Cap Enhanced Core Fund	✓	✓	✓	✓
Large Cap Index Fund	✓	✓	✓	✓
Large Cap Value Fund	✓	✓	✓	✓
LifeGoal® Balanced Growth Portfolio	✓	✓	✓
LifeGoal® Growth Portfolio	✓	✓	✓
LifeGoal® Income and Growth Portfolio	✓	✓	✓
LifeGoal® Income Portfolio	✓	✓	✓
Marsico 21st Century Fund	✓	✓	✓	✓
Marsico Focused Equities Fund	✓	✓	✓	✓
Marsico Global Fund	✓	✓	✓	✓
Marsico Growth Fund	✓	✓	✓	✓
Marsico International Opportunities Fund	✓	✓	✓	✓
MD Intermediate Municipal Bond Fund	✓	✓	✓
Masters International Equity Portfolio	✓	✓	✓	✓
Mid Cap Index Fund	✓	✓	✓	✓
Mid Cap Value Fund	✓	✓	✓	✓
Mortgage- and Asset- Backed Portfolio	✓	✓	✓	✓
Multi-Advisor International Equity Fund	✓	✓	✓	✓
NC Intermediate Municipal Bond Fund	✓	✓	✓
Overseas Value Fund	✓	✓	✓
Short Term Bond Fund	✓	✓	✓	✓
Short Term Municipal Bond Fund	✓	✓	✓	✓

10

Fund	May Not Invest more than 15% of its net assets in illiquid securities(a)	May sell securities short to the extent permitted by 1940 Act(b)	May purchase securities of other investment companies to the extent permitted by 1940 Act(c)	Provides 60 day notice in connection with Rule 35d-1 changes(d)
Small Cap Growth Fund II	✓	✓	✓	✓
Small Cap Index Fund	✓	✓	✓	✓
Small Cap Value Fund II	✓	✓	✓	✓
SC Intermediate Municipal Bond Fund	✓	✓	✓
VA Intermediate Municipal Bond Fund	✓	✓	✓

[a]

Funds with a check mark in this column may not, as a matter of non-fundamental policy, invest more than 15% of their net assets in illiquid securities. “Illiquid Securities” is defined in accordance with the SEC staff’s current guidance and interpretations which provide that an illiquid security is a security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the fund has valued the security.

[b]

Funds with a check mark in this column may not, as a matter of non-fundamental policy, sell securities short, except as permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

[c]

Funds with a check mark in this column may not, as a matter of non-fundamental policy, purchase securities of other investment companies except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. If shares of one of these Funds are purchased by another fund in reliance on Section 12(d)(1)(G) of the 1940 Act, for so long as shares of the Fund are held by such fund, the Fund will not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

[d]

To the extent a Fund with a check mark in this column is subject to Rule 35d-1 under the 1940 Act (the Names Rule), and does not otherwise have a fundamental investment policy in place to comply with the Names Rule, such Fund has adopted the following non-fundamental policy: Shareholders will receive at least 60 days’ notice of any change to the Fund’s investment objective or principal investment strategies made in order to comply with the Names Rule. The notice will be provided in plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: “Important Notice Regarding Change in Investment Policy.” This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

Marsico Focused Equities Fund and MD Intermediate Municipal Bond Fund may not purchase securities of any one issuer (other than U.S. Government Obligations and securities of other investment companies) if, immediately after such purchase, more than 25% of the value of the Funds total assets would be invested in the securities of one issuer, and with respect to 50% of the Fund’s total assets, more than 5% of its assets would be invested in the securities of one issuer.

Exemptive Orders

In addition to the policies outlined above, the Columbia Funds Family has received the following exemptive orders from the SEC which enable the Fund to participate in certain transactions beyond the investment limitations described above or described in otherwise applicable restrictions:

1.	Pursuant to an exemptive order dated October 5, 1993, all current and future Funds advised by the Investment Manager may, subject to certain conditions, pool their uninvested cash balances in one or more joint accounts and use the daily balance of such accounts to enter into repurchase agreements, including the condition that such agreements have a maturity of not more than seven days.

11

2.	Pursuant to an exemptive order dated September 5, 2003, the Fund may, subject to certain conditions, borrow money from other Funds in the Columbia Funds Family for temporary emergency purposes in order to facilitate redemption requests, or for other purposes consistent with Fund investment policies and restrictions. All loans are set at an interest rate between the rates charged on overnight repurchase agreements and short-term bank loans.

3.	Pursuant to an exemptive order described under Investment Advisory and Other Services – The Investment Adviser and Investment Advisory Services – Manager of Managers Exemption, certain Funds may appoint unaffiliated subadvisers or modify subadvisory agreements with Board approval but without shareholder approval.

Permissible Investments and Related Risks

Each Fund’s prospectuses identify and summarize the individual types of securities in which the Fund invests as part of its principal investment strategies and the principal risks associated with such investments.

The table below identifies certain types of securities in which each Fund is permitted to invest, including certain types of securities that are described in each Fund’s prospectuses. A Fund generally has the ability to invest 10% or more of its total assets in each type of security described in its prospectuses (and in each sub-category of such security type described in this SAI). To the extent that a type of security identified below for a Fund is not described in the Fund’s prospectuses (or as a sub-category of such security type in this SAI), the Fund generally invests less than 10% of the Fund’s total assets in such security type.

Information about individual types of securities (including certain of their associated risks) in which some or all of the Funds may invest is set forth below. Each Fund’s investment in these types of securities is subject to its investment objective and fundamental and non-fundamental investment policies.

Temporary Defensive Positions. Each Fund may temporarily invest in money market instruments or shares of affiliated or unaffiliated money market funds or hold cash or cash equivalents. Unless prohibited by its investment policies, a Fund may also temporarily invest in derivatives, such as futures (e.g., index futures) or options on futures, for various purposes, including among others, investing in particular derivatives to achieve indirect investment exposures to a sector, country or region where the Investment Manager believes such defensive positioning is appropriate. It may do so without limit and for as long a period as deemed necessary, when the Investment Manager or the Fund’s subadviser, if applicable: (i) believes that the market conditions are not favorable for profitable investing or to avoid losses, including under adverse market, economic, political, social or other conditions; (ii) is unable to locate favorable investment opportunities; or (iii) determines that a temporary defensive position is advisable or necessary in order to meet anticipated redemption requests, or for other reasons. While a Fund engages in such strategies, it may not achieve its investment objective. Instead of investing in money market instruments directly, each Fund may invest in shares of an affiliated or unaffiliated money market fund. See also About the Funds’ Investments – Permissible Investments and Related Risks – Money Market Instruments.

Permissible Fund Investments

Investment Type	CA Intermediate Municipal Bond Fund	Convertible Securities Fund	Corporate Bond Portfolio	GA Intermediate Municipal Bond Fund	International Value Fund
Asset-Backed Securities	✓	✓	✓	✓	✓
Bank Obligations
Domestic	✓	✓	✓	✓	✓
Foreign	✓	✓	✓	✓	✓
Common Stock	✓	✓	✓	✓	✓

12

Investment Type	CA Intermediate Municipal Bond Fund	Convertible Securities Fund	Corporate Bond Portfolio	GA Intermediate Municipal Bond Fund	International Value Fund
Convertible Securities	✓	✓	✓	✓	✓
Corporate Debt Securities	✓	✓	✓	✓	✓
Custody Receipts and Trust Certificates
Derivatives
Index or Linked Securities (Structured Products)	✓	✓	✓	✓	✓
Futures Contracts and Options on Futures Contracts	✓	✓	✓	✓	✓
Stock Options and Stock Index Options	✓	✓	✓	✓	✓
Swap Agreements	✓	✓	✓	✓	✓
Dollar Rolls	✓	✓	✓	✓	✓
Foreign Currency Transactions		✓	✓		✓
Foreign Securities		✓	✓		✓
Guaranteed Investment Contracts (Funding Arrangements)	✓	✓	✓	✓	✓
Illiquid Securities	✓	✓	✓	✓	✓
Initial Public Offerings	✓	✓	✓	✓	✓
Investing in a Master Portfolio					✓
Investments in Other Investment Companies	✓	✓	✓	✓	✓
Low and Below Investment Grade Securities	✓	✓	✓	✓	✓
Money Market Instruments	✓	✓	✓	✓	✓
Mortgage-Backed Securities	✓	✓	✓	✓	✓
Municipal Securities	✓		✓	✓
Participation Interests	✓	✓	✓	✓	✓
Preferred Stock	✓	✓	✓	✓	✓
Private Placement and Other Restricted Securities	✓	✓	✓	✓	✓
Real Estate Investment Trusts and Master Limited Partnerships	✓	✓	✓	✓	✓
Repurchase Agreements	✓	✓	✓	✓	✓
Reverse Repurchase Agreements	✓	✓	✓	✓	✓
Standby Commitments
Stripped Securities	✓	✓	✓	✓	✓
U.S. Government and Related Obligations	✓	✓	✓	✓	✓
Variable- and Floating-Rate Obligations	✓	✓	✓	✓	✓
Warrants and Rights		✓	✓		✓
When-Issued, Delayed Delivery and Forward Commitment Transactions	✓	✓	✓	✓	✓
Zero-Coupon, Pay-in-Kind and Step-Coupon Securities	✓	✓	✓	✓	✓

Investment Type	Large Cap Core Fund	Large Cap Enhanced Core Fund	Large Cap Index Fund	Large Cap Value Fund	LifeGoal® Balanced Growth Portfolio	LifeGoal® Growth Portfolio	LifeGoal® Income and Growth Portfolio	LifeGoal® Income Portfolio
Asset-Backed Securities	✓	✓	✓	✓	✓	✓	✓	✓
Bank Obligations
Domestic	✓	✓	✓	✓	✓	✓	✓	✓
Foreign	✓	✓	✓	✓	✓	✓	✓	✓
Common Stock	✓	✓	✓	✓	✓	✓	✓	✓

13

Investment Type	Large Cap Core Fund	Large Cap Enhanced Core Fund	Large Cap Index Fund	Large Cap Value Fund	LifeGoal® Balanced Growth Portfolio	LifeGoal® Growth Portfolio	LifeGoal® Income and Growth Portfolio	LifeGoal® Income Portfolio
Convertible Securities	✓	✓	✓	✓	✓	✓	✓	✓
Corporate Debt Securities	✓	✓	✓	✓	✓	✓	✓	✓
Custody Receipts and Trust Certificates					✓	✓	✓	✓
Derivatives
Index or Linked Securities (Structured Products)	✓	✓	✓	✓	✓	✓	✓	✓
Futures Contracts and Options on Futures Contracts	✓	✓	✓	✓	✓	✓	✓	✓
Stock Options and Stock Index Options	✓	✓	✓	✓	✓	✓	✓	✓
Swap Agreements	✓	✓	✓	✓	✓	✓	✓	✓
Dollar Rolls	✓	✓	✓	✓	✓	✓	✓	✓
Foreign Currency Transactions	✓	✓	✓	✓	✓	✓	✓	✓
Foreign Securities	✓	✓	✓	✓	✓	✓	✓	✓
Guaranteed Investment Contracts (Funding Arrangements)	✓	✓	✓	✓	✓	✓	✓	✓
Illiquid Securities	✓	✓	✓	✓	✓	✓	✓	✓
Initial Public Offerings	✓	✓		✓	✓	✓	✓	✓
Investing in a Master Portfolio					✓	✓	✓	✓
Investments in Other Investment Companies	✓	✓	✓	✓	✓	✓	✓	✓
Low and Below Investment Grade Securities	✓	✓	✓	✓	✓	✓	✓	✓
Money Market Instruments	✓	✓	✓	✓	✓	✓	✓	✓
Mortgage-Backed Securities	✓	✓	✓	✓	✓	✓	✓	✓
Municipal Securities					✓	✓	✓	✓
Participation Interests	✓	✓	✓	✓	✓	✓	✓	✓
Preferred Stock	✓	✓	✓	✓	✓	✓	✓	✓
Private Placement and Other Restricted Securities	✓	✓	✓	✓	✓	✓	✓	✓
Real Estate Investment Trusts and Master Limited Partnerships	✓	✓	✓	✓	✓	✓	✓	✓
Repurchase Agreements	✓	✓	✓	✓	✓	✓	✓	✓
Reverse Repurchase Agreements	✓	✓	✓	✓	✓	✓	✓	✓

14

Investment Type	Large Cap Core Fund	Large Cap Enhanced Core Fund	Large Cap Index Fund	Large Cap Value Fund	LifeGoal® Balanced Growth Portfolio	LifeGoal® Growth Portfolio	LifeGoal® Income and Growth Portfolio	LifeGoal® Income Portfolio
Standby Commitments					✓	✓	✓	✓
Stripped Securities	✓	✓	✓	✓	✓	✓	✓	✓
U.S. Government and Related Obligations	✓	✓	✓	✓	✓	✓	✓	✓
Variable- and Floating-Rate Obligations	✓	✓	✓	✓	✓	✓	✓	✓
Warrants and Rights	✓	✓	✓	✓	✓	✓	✓	✓
When-Issued, Delayed Delivery and Forward Commitment Transactions	✓	✓	✓	✓	✓	✓	✓	✓
Zero-Coupon, Pay-in-Kind and Step-Coupon Securities	✓	✓	✓	✓	✓	✓	✓	✓

Investment Type	Marsico 21st Century Fund	Marsico Focused Equities Fund	Marsico Global Fund	Marsico Growth Fund	Marsico International Opportunities Fund	MD Intermediate Municipal Bond Fund	Masters International Equity Portfolio
Asset-Backed Securities	✓	✓	✓	✓	✓	✓	✓
Bank Obligations
Domestic	✓	✓	✓	✓	✓	✓	✓
Foreign	✓	✓	✓	✓	✓	✓	✓
Common Stock	✓	✓	✓	✓	✓	✓	✓
Convertible Securities	✓	✓	✓	✓	✓	✓	✓
Corporate Debt Securities	✓	✓	✓	✓	✓	✓	✓
Custody Receipts and Trust Certificates							✓
Derivatives
Index or Linked Securities (Structured Products)	✓	✓	✓	✓	✓	✓	✓
Futures Contracts and Options on Futures Contracts	✓	✓	✓	✓	✓	✓	✓
Stock Options and Stock Index Options	✓	✓	✓	✓	✓	✓	✓
Swap Agreements	✓	✓	✓	✓	✓	✓	✓
Dollar Rolls	✓	✓	✓	✓	✓	✓	✓
Foreign Currency Transactions	✓	✓	✓	✓	✓		✓
Foreign Securities	✓	✓	✓	✓	✓		✓

15

Investment Type	Marsico 21st Century Fund	Marsico Focused Equities Fund	Marsico Global Fund	Marsico Growth Fund	Marsico International Opportunities Fund	MD Intermediate Municipal Bond Fund	Masters International Equity Portfolio
Guaranteed Investment Contracts (Funding Arrangements)	✓	✓	✓	✓	✓	✓	✓
Illiquid Securities	✓	✓	✓	✓	✓	✓	✓
Initial Public Offerings	✓	✓	✓	✓	✓	✓	✓
Investing in a Master Portfolio
Investments in Other Investment Companies	✓	✓	✓	✓	✓	✓	✓
Low and Below Investment Grade Securities	✓	✓	✓	✓	✓	✓	✓
Money Market Instruments	✓	✓	✓	✓	✓	✓	✓
Mortgage-Backed Securities	✓	✓	✓	✓	✓	✓	✓
Municipal Securities						✓	✓
Participation Interests	✓	✓	✓	✓	✓	✓	✓
Preferred Stock	✓	✓	✓	✓	✓	✓	✓
Private Placement and Other Restricted Securities	✓	✓	✓	✓	✓	✓	✓
Real Estate Investment Trusts and Master Limited Partnerships	✓	✓	✓	✓	✓	✓	✓
Repurchase Agreements	✓	✓	✓	✓	✓	✓	✓
Reverse Repurchase Agreements	✓	✓	✓	✓	✓	✓	✓
Standby Commitments							✓
Stripped Securities	✓	✓	✓	✓	✓	✓	✓
U.S. Government and Related Obligations	✓	✓	✓	✓	✓	✓	✓
Variable- and Floating-Rate Obligations	✓	✓	✓	✓	✓	✓	✓
Warrants and Rights	✓	✓	✓	✓	✓		✓
When-Issued, Delayed Delivery and Forward Commitment Transactions	✓	✓	✓	✓	✓	✓	✓

16

Investment Type	Marsico 21st Century Fund	Marsico Focused Equities Fund	Marsico Global Fund	Marsico Growth Fund	Marsico International Opportunities Fund	MD Intermediate Municipal Bond Fund	Masters International Equity Portfolio
Zero-Coupon, Pay-in-Kind and Step-Coupon Securities	✓	✓	✓	✓	✓	✓	✓

Investment Type	Mid Cap Index Fund	Mid Cap Value Fund	Mortgage- and Asset- Backed Portfolio	Multi-Advisor International Equity Fund	NC Intermediate Municipal Bond Fund	Overseas Value Fund	Short Term Bond Fund	Short Term Municipal Bond Fund
Asset-Backed Securities	✓	✓	✓	✓	✓		✓	✓
Bank Obligations
Domestic	✓	✓	✓	✓	✓	✓	✓	✓
Foreign	✓	✓	✓	✓	✓	✓	✓	✓
Common Stock	✓	✓	✓	✓	✓	✓	✓	✓
Convertible Securities	✓	✓	✓	✓	✓	✓	✓	✓
Corporate Debt Securities	✓	✓	✓	✓	✓		✓	✓
Custody Receipts and Trust Certificates
Derivatives
Index or Linked Securities (Structured Products)	✓	✓	✓	✓	✓	✓	✓	✓
Futures Contracts and Options on Futures Contracts	✓	✓	✓	✓	✓	✓	✓	✓
Stock Options and Stock Index Options	✓	✓	✓	✓	✓	✓	✓	✓
Swap Agreements	✓	✓	✓	✓	✓	✓	✓	✓
Dollar Rolls	✓	✓	✓	✓	✓		✓	✓
Foreign Currency Transactions	✓	✓	✓	✓		✓	✓
Foreign Securities	✓	✓	✓	✓		✓	✓
Guaranteed Investment Contracts (Funding Arrangements)	✓	✓	✓	✓	✓		✓	✓
Illiquid Securities	✓	✓	✓	✓	✓	✓	✓	✓
Initial Public Offerings		✓	✓	✓	✓	✓	✓	✓
Investing in a Master Portfolio
Investments in Other Investment Companies	✓	✓	✓	✓	✓	✓	✓	✓

17

Investment Type	Mid Cap Index Fund	Mid Cap Value Fund	Mortgage- and Asset- Backed Portfolio	Multi-Advisor International Equity Fund	NC Intermediate Municipal Bond Fund	Overseas Value Fund	Short Term Bond Fund	Short Term Municipal Bond Fund
Low and Below Investment Grade Securities	✓	✓	✓	✓	✓		✓	✓
Money Market Instruments	✓	✓	✓	✓	✓	✓	✓	✓
Mortgage-Backed Securities	✓	✓	✓	✓	✓		✓	✓
Municipal Securities			✓		✓		✓	✓
Participation Interests	✓	✓	✓	✓	✓		✓	✓
Preferred Stock	✓	✓	✓	✓	✓	✓	✓	✓
Private Placement and Other Restricted Securities	✓	✓	✓	✓	✓	✓	✓	✓
Real Estate Investment Trusts and Master Limited Partnerships	✓	✓	✓	✓	✓	✓	✓	✓
Repurchase Agreements	✓	✓	✓	✓	✓	✓	✓	✓
Reverse Repurchase Agreements	✓	✓	✓	✓	✓		✓	✓
Standby Commitments
Stripped Securities	✓	✓	✓	✓	✓		✓	✓
U.S. Government and Related Obligations	✓	✓	✓	✓	✓	✓	✓	✓
Variable- and Floating-Rate Obligations	✓	✓	✓	✓	✓		✓	✓
Warrants and Rights	✓	✓	✓	✓		✓	✓	✓
When-Issued, Delayed Delivery and Forward Commitment Transactions	✓	✓	✓	✓	✓	✓	✓	✓
Zero-Coupon, Pay-in-Kind and Step-Coupon Securities	✓	✓	✓	✓	✓		✓	✓

Investment Type	Small Cap Growth Fund II	Small Cap Index Fund	Small Cap Value Fund II	SC Intermediate Municipal Bond Fund	VA Intermediate Municipal Bond Fund
Asset-Backed Securities	✓	✓	✓	✓	✓
Bank Obligations
Domestic	✓	✓	✓	✓	✓
Foreign	✓	✓	✓	✓	✓

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Investment Type	Small Cap Growth Fund II	Small Cap Index Fund	Small Cap Value Fund II	SC Intermediate Municipal Bond Fund	VA Intermediate Municipal Bond Fund
Common Stock	✓	✓	✓	✓	✓
Convertible Securities	✓	✓	✓	✓	✓
Corporate Debt Securities	✓	✓	✓	✓	✓
Custody Receipts and Trust Certificates
Derivatives
Index or Linked Securities (Structured Products)	✓	✓	✓	✓	✓
Futures Contracts and Options on Futures Contracts	✓	✓	✓	✓	✓
Stock Options and Stock Index Options	✓	✓	✓	✓	✓
Swap Agreements	✓	✓	✓	✓	✓
Dollar Rolls	✓	✓	✓	✓	✓
Foreign Currency Transactions	✓	✓	✓
Foreign Securities	✓	✓	✓
Guaranteed Investment Contracts (Funding Arrangements)	✓	✓	✓	✓	✓
Illiquid Securities	✓	✓	✓	✓	✓
Initial Public Offerings	✓		✓	✓	✓
Investing in a Master Portfolio
Investments in Other Investment Companies	✓	✓	✓	✓	✓
Low and Below Investment Grade Securities	✓	✓	✓	✓	✓
Money Market Instruments	✓	✓	✓	✓	✓
Mortgage-Backed Securities	✓	✓	✓	✓	✓
Municipal Securities				✓	✓
Participation Interests	✓	✓	✓	✓	✓
Preferred Stock	✓	✓	✓	✓	✓
Private Placement and Other Restricted Securities	✓	✓	✓	✓	✓
Real Estate Investment Trusts and Master Limited Partnerships	✓	✓	✓	✓	✓
Repurchase Agreements	✓	✓	✓	✓	✓
Reverse Repurchase Agreements	✓	✓	✓	✓	✓
Standby Commitments
Stripped Securities	✓	✓	✓	✓	✓
U.S. Government and Related Obligations	✓	✓	✓	✓	✓
Variable- and Floating-Rate Obligations	✓	✓	✓	✓	✓
Warrants and Rights	✓	✓	✓
When-Issued, Delayed Delivery and Forward Commitment Transactions	✓	✓	✓	✓	✓
Zero-Coupon, Pay-in-Kind and Step-Coupon Securities	✓	✓	✓	✓	✓

Asset-Backed Securities

Asset-backed securities represent interests in, or debt instruments that are backed by, pools of various types of assets that generate cash payments generally over fixed periods of time. Such securities entitle the security holders to receive distributions that are tied to the payments made on the underlying assets (less fees paid to the originator, servicer, or other parties, and fees paid for credit enhancement), so that the payments made on the underlying assets effectively pass through to such security holders. Asset-backed securities typically are created

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by an originator of loans or owner of accounts receivable that sells such underlying assets to a special purpose entity in a process called a securitization. The special purpose entity issues securities that are backed by the payments on the underlying assets, and have a minimum denomination and specific term. Asset-backed securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments – Variable- and Floating-Rate Obligations, Permissible Fund Investments – Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments – Private Placement and Other Restricted Securities for more information.

Investing in asset-backed securities is subject to certain risks. For example, the value of asset-backed securities may be affected by, among other factors, changes in: interest rates, the market’s assessment of the quality of underlying assets, the creditworthiness of the servicer for the underlying assets, information concerning the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement.

Declining or low interest rates may lead to a more rapid rate of repayment on the underlying assets, resulting in accelerated payments on asset-backed securities that then would be reinvested at a lesser rate of interest. Rising or high interest rates tend to lead to a slower rate of repayment on the underlying assets, resulting in slower than expected payments on asset-backed securities that can, in turn, lead to a decline in value. The impact of changing interest rates on the value of asset-backed securities may be difficult to predict and result in greater volatility. Holders of asset-backed securities generally have no recourse against the originator of the underlying assets in the event of a default on the underlying assets. Credit risk reflects the risk that a holder of asset-backed securities, backed by pools of receivables such as mortgage loans, may not receive all or part of its principal because the issuer, any credit enhancer and/or an underlying obligor has defaulted on its obligations. Credit risk is increased for asset-backed securities that are subordinated to another security (i.e., if the holder of an asset-backed security is entitled to receive payments only after payment obligations to holders of the other security are satisfied). The more deeply subordinated the security, the greater the credit risk associated with the security will be.

Bank Obligations (Domestic and Foreign)

Bank obligations include certificates of deposit, bankers’ acceptances, time deposits and promissory notes that earn a specified rate of return and may be issued by (i) a domestic branch of a domestic bank, (ii) a foreign branch of a domestic bank, (iii) a domestic branch of a foreign bank or (iv) a foreign branch of a foreign bank. Bank obligations may be structured as fixed-, variable- or floating-rate obligations. See Permissible Fund Investments – Variable- and Floating-Rate Obligations for more information.

Certificates of deposit, or so-called CDs, typically are interest-bearing debt instruments issued by banks and have maturities ranging from a few weeks to several years. Bankers’ acceptances are time drafts drawn on and accepted by banks, are a customary means of effecting payment for merchandise sold in import-export transactions and are a general source of financing. Yankee dollar certificates of deposit are negotiable CDs issued in the United States by branches and agencies of foreign banks. Eurodollar certificates of deposit are CDs issued by foreign (mainly European) banks with interest and principal paid in U.S. dollars. Such CDs typically have maturities of less than two years and have interest rates that typically are pegged to the London Interbank Offered Rate or LIBOR. A time deposit can be either a savings account or CD that is an obligation of a financial institution for a fixed term. Typically, there are penalties for early withdrawals of time deposits. Promissory notes are written commitments of the maker to pay the payee a specified sum of money either on demand or at a fixed or determinable future date, with or without interest.

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Bank investment contracts are issued by banks. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of a bank. The bank then credits to the Fund payments at floating or fixed interest rates. A Fund also may hold funds on deposit with its custodian for temporary purposes.

Investing in bank obligations is subject to certain risks. Certain bank obligations, such as some CDs, are insured by the FDIC up to certain specified limits. Many other bank obligations, however, are neither guaranteed nor insured by the FDIC or the U.S. Government. These bank obligations are “backed” only by the creditworthiness of the issuing bank or parent financial institution. Domestic and foreign banks are subject to different governmental regulation. Accordingly, certain obligations of foreign banks, including Eurodollar and Yankee dollar obligations, involve different investment risks than those affecting obligations of domestic banks, including, among others, the possibilities that: (i) their liquidity could be impaired because of political or economic developments; (ii) the obligations may be less marketable than comparable obligations of domestic banks; (iii) a foreign jurisdiction might impose withholding and other taxes at high levels on interest income; (iv) foreign deposits may be seized or nationalized; (v) foreign governmental restrictions such as exchange controls may be imposed, which could adversely affect the payment of principal or interest on those obligations; (vi) there may be less publicly available information concerning foreign banks issuing the obligations; and (vii) the reserve requirements and accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to domestic banks. Foreign banks generally are not subject to examination by any U.S. Government agency or instrumentality.

Common Stock

Common stock represents a unit of equity ownership of a corporation. Owners typically are entitled to vote on the selection of directors and other important corporate governance matters, and to receive dividend payments, if any, on their holdings. However, ownership of common stock does not entitle owners to participate in the day-to-day operations of the corporation. Common stocks of domestic and foreign public corporations can be listed, and their shares traded, on domestic stock exchanges, such as the NYSE or the NASDAQ Stock Market. Domestic and foreign corporations also may have their shares traded on foreign exchanges, such as the London Stock Exchange or Tokyo Stock Exchange. Common stock may be privately placed or publicly offered. See Permissible Fund Investments – Private Placement and Other Restricted Securities for more information.

Investing in common stocks is subject to certain risks. Stock market risk, for example, is the risk that the value of such stocks, like the broader stock markets, may decline or fail to rise over short or even extended periods of time, perhaps substantially or unexpectedly. Domestic and foreign stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. The value of individual stocks will rise and fall based on factors specific to each company, such as changes in earnings or management, as well as general economic and market factors.

If a corporation is liquidated, the claims of secured and unsecured creditors and owners of debt securities and “preferred” stock take priority over the claims of those who own common stock.

Investing in common stocks also poses risks applicable to the particular type of company issuing the common stock. For example, stocks of smaller companies tend to have greater price swings than stocks of larger companies because, among other things, they trade less frequently and in lower volumes, are more susceptible to changes in economic conditions, may be more reliant on singular products or services and are more vulnerable to larger competitors. Common stocks of these types of companies may have a higher potential for gains, but also may be subject to greater risk of loss.

Investing in common stocks also poses risks applicable to a particular industry, such as technology, financial services, consumer goods or natural resources (e.g., oil and gas). To some extent, the prices of common stocks tend to move by industry sector. When market conditions favorably affect, or are expected to favorably affect, an industry, the share prices of the common stocks of companies in that industry tend to rise. Conversely, negative news or a poor outlook for a particular industry can cause the share prices of the common stocks of companies in that industry to decline quickly.

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Convertible Securities

Convertible securities include bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the conversion price). As such, convertible securities combine the investment characteristics of debt securities and equity securities. A holder of convertible securities is entitled to receive the income of a bond, debenture or note or the dividend of a preferred stock until the conversion privilege is exercised. The market value of convertible securities generally is a function of, among other factors, interest rates, the rates of return of similar nonconvertible securities and the financial strength of the issuer. The market value of convertible securities tends to decline as interest rates rise and, conversely, to rise as interest rates decline. However, a convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than its conversion price. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the rate of return of the convertible security. Because both interest rate and the common stock’s market movements can influence their value, convertible securities generally are not as sensitive to changes in interest rates as similar debt securities nor generally are they as sensitive to changes in share price as their underlying common stock. Convertible securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments – Variable- and Floating-Rate Obligations, Permissible Fund Investments – Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments – Private Placement and Other Restricted Securities for more information.

Investing in convertible securities is subject to certain risks. Certain convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid and, therefore, may be more difficult to resell in a timely fashion or for a fair price, which could result in investment losses. Certain convertible securities may have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities (of the same or a different issuer) at a specified date and a specified exchange ratio. Certain convertible securities may be convertible at the option of the issuer, which may require a holder to convert the security into the underlying common stock, even at times when the value of the underlying common stock or other equity security has declined substantially. In addition, some convertible securities may be rated below investment grade or may not be rated and, therefore, may be considered speculative investments. Companies that issue convertible securities frequently are small- and mid-capitalization companies and, accordingly, carry the risks associated with such companies. In addition, the credit rating of a company’s convertible securities generally is lower than that of its conventional debt securities. Convertible securities are senior to equity securities and have a claim to the assets of an issuer prior to the holders of the issuer’s common stock in the event of liquidation but generally are subordinate to similar non-convertible debt securities of the same issuer. Some convertible securities are particularly sensitive to changes in interest rates when their predetermined conversion price is much higher than the price for the issuing company’s common stock.

Corporate Debt Securities

Corporate debt securities are fixed income securities typically issued by businesses to finance their operations. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their interest rates, maturity dates and secured or unsecured status. Commercial paper has the shortest term and usually is unsecured. The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. The category also includes bank loans, as well as assignments, participations and other interests in bank loans. Corporate debt securities may be rated investment grade or below investment grade and may be structured as fixed-, variable or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments – Variable- and Floating-Rate Obligations, Permissible Fund Investments – Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments – Private Placement and Other Restricted Securities for more information.

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Extendible commercial notes (ECNs) are very similar to commercial paper except that with ECNs, the issuer has the option to extend the notes’ maturity. ECNs are issued at a discount rate, with an initial redemption of not more than 90 days from the date of issue. If ECNs are not redeemed by the issuer on the initial redemption date, the issuer will pay a premium (step-up) rate based on the ECN’s credit rating at the time.

Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of issuers, corporate debt securities can have widely varying risk/return profiles. For example, commercial paper issued by a large established domestic corporation that is rated by an NRSRO as investment grade may have a relatively modest return on principal but present relatively limited risk. On the other hand, a long-term corporate note issued, for example, by a small foreign corporation from an emerging market country that has not been rated by an NRSRO may have the potential for relatively large returns on principal but carries a relatively high degree of risk.

Investing in corporate debt securities is subject to certain risks including, among others, credit and interest rate risk. Credit risk is the risk that a Fund could lose money if the issuer of a corporate debt security owned by the Fund is unable to pay interest or repay principal when it becomes due. Some corporate debt securities that are rated below investment grade by an NRSRO generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than and, therefore, may be paid in full before, lower ranking (subordinated) securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than do corporate debt securities with shorter terms.

Custody Receipts and Trust Certificates

Custody receipts and trust certificates are derivative products that evidence direct ownership in a pool of securities. Typically, a sponsor will deposit a pool of securities with a custodian in exchange for custody receipts evidencing interests in those securities. The sponsor generally then will sell the custody receipts or trust certificates in negotiated transactions at varying prices. Each custody receipt or trust certificate evidences the individual securities in the pool and the holder of a custody receipt or trust certificate generally will have all the rights and privileges of owners of those securities.

Investing in custody receipts and trust certificates is subject to certain risks. Custody receipts and trust certificates generally are subject to the same risks as the securities evidenced by the receipts or certificates. Custody receipts and trust certificates also may be less liquid than the underlying securities.

Derivatives

General

Derivatives are financial instruments whose values are based on (or “derived” from) traditional securities (such as a stock or a bond), assets (such as a commodity, like gold), reference rates (such as LIBOR) or market indices (such as the S&P 500® Index), or customized baskets of securities or instruments. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indices, are traded on regulated exchanges. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Non-standardized derivatives, on the other hand, tend to be more specialized or complex, and may be harder to value. Derivatives afford leverage and, when used properly, can enhance returns and be useful in hedging portfolios. Some common types of derivatives include futures; options; options on futures; forward foreign currency exchange contracts; forward contracts on securities and securities indices; linked securities and structured products; CMOs; stripped securities; warrants; swap agreements and swaptions.

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A Fund may use derivatives for a variety of reasons, including, for example: (i) to enhance its return; (ii) to attempt to protect against possible changes in the market value of securities held in or to be purchased for its portfolio resulting from securities markets or currency exchange rate fluctuations (i.e., to hedge); (iii) to protect its unrealized gains reflected in the value of its portfolio securities; (iv) to facilitate the sale of such securities for investment purposes; (v) to reduce transaction costs; and/or (vi) to manage the effective maturity or duration of its portfolio.

A Fund’s use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, asset, index or reference rate, which may be magnified by certain features of the derivatives. These risks are heightened when a Fund uses derivatives to enhance its return or as a substitute for a position or security, rather than solely to hedge or offset the risk of a position or security held by a Fund. There is also a risk that the derivative will not correlate well with the security for which it is substituting. A Fund’s use of derivatives to leverage risk also may exaggerate a loss, potentially causing a Fund to lose more money than if it had invested in the underlying security, or limit a potential gain. The success of management’s derivative strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying security, asset, index or reference rate and the derivative itself, without necessarily the benefit of observing the performance of the derivative under all possible market conditions. Other risks arise from a Fund’s potential inability to terminate or sell its derivative positions as a liquid secondary market for such positions may not exist at times when a Fund may wish to terminate or sell them. Over-the-counter instruments (investments not traded on an exchange) may be illiquid. Derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. Also, with some derivative strategies there is the risk that a Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether. The use of derivatives may also increase the amount and accelerate the timing of taxes payable by shareholders.

A Fund may use any or all of the above investment techniques and may purchase different types of derivative instruments at any time and in any combination. There is no particular strategy that dictates the use of one technique over another, as the use of derivatives is a function of numerous variables, including market conditions.

Index or Linked Securities (Structured Products)

General. Indexed or linked securities, also often referred to as “structured products,” are instruments that may have varying combinations of equity and debt characteristics. These instruments are structured to recast the investment characteristics of the underlying security or reference asset. If the issuer is a unit investment trust or other special purpose vehicle, the structuring will typically involve the deposit with or purchase by such issuer of specified instruments (such as commercial bank loans or securities) and/or the execution of various derivative transactions, and the issuance by that entity of one or more classes of securities (structured securities) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.

Indexed and Inverse Floating Rate Securities. A Fund may invest in securities that provide a potential return based on a particular index of value or interest rates. For example, a Fund may invest in securities that pay interest based on an index of interest rates. The principal amount payable upon maturity of certain securities also may be based on the value of the index. To the extent a Fund invests in these types of securities, a Fund’s return on such securities will rise and fall with the value of the particular index: that is, if the value of the index falls, the value of the indexed securities owned by a Fund will fall. Interest and principal payable on certain securities may also be based on relative changes among particular indices.

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A Fund may also invest in so-called “inverse floaters” or “residual interest bonds” on which the interest rates vary inversely with a floating rate (which may be reset periodically by a dutch auction, a remarketing agent, or by reference to a short-term tax-exempt interest rate index). A Fund may purchase synthetically-created inverse floating rate bonds evidenced by custodial or trust receipts. Generally, income on inverse floating rate bonds will decrease when interest rates increase, and will increase when interest rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate that is a multiple of the rate at which fixed-rate securities increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market values of fixed-rate securities. To seek to limit the volatility of these securities, a Fund may purchase inverse floating obligations that have shorter-term maturities or that contain limitations on the extent to which the interest rate may vary. Certain investments in such obligations may be illiquid. A Fund may invest in indexed and inverse securities for hedging purposes or to seek to increase returns. When used for hedging purposes, indexed and inverse securities involve correlation risk. Furthermore, where such a security includes a contingent liability, in the event of an adverse movement in the underlying index or interest rate, a Fund may be required to pay substantial additional margin to maintain the position.

Credit Linked Securities. Among the income producing securities in which a Fund may invest are credit linked securities. The issuers of these securities frequently are limited purpose trusts or other special purpose vehicles that, in turn, invest in a derivative instrument or basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets. For instance, a Fund may invest in credit linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available.

Like an investment in a bond, investments in these credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on or linked to the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and/or principal that a Fund would receive. A Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. These securities generally are exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

Index-, Commodity-, Currency- and Equity-Linked Securities. “Index-linked” or “commodity-linked” notes are debt securities of companies that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments on an index-linked or commodity-linked note depend on the performance of one or more market indices, such as the S&P 500® Index, a weighted index of commodity futures such as crude oil, gasoline and natural gas or the market prices of a particular commodity or basket of commodities or securities. Equity-linked securities are short-term or intermediate term instruments having a value at maturity and/or interest rate determined by reference to the market prices of one or more equity securities. At maturity, the principal amount of an equity-linked debt security is often exchanged for common stock of the issuer or is payable in an amount based on the issuer’s common stock price at the time of maturity. Currency-linked debt securities are short-term or intermediate-term instruments having a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.

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Index, commodity, currency and equity-linked securities may entail substantial risks. Such instruments may be subject to significant price volatility. The company issuing the instrument may fail to pay the amount due on maturity. The underlying investment or security may not perform as expected by the Investment Manager or a subadviser. Markets, underlying securities and indexes may move in a direction that was not anticipated by the Investment Manager or a subadviser. Performance of the derivatives may be influenced by interest rate and other market changes in the United States and abroad, and certain derivative instruments may be illiquid.

Linked securities are often issued by unit investment trusts. Examples of this include such index-linked securities as S&P Depositary Receipts (SPDRs), which is an interest in a unit investment trust holding a portfolio of securities linked to the S&P 500® Index, and a type of exchange-traded fund (ETF). Because a unit investment trust is an investment company under the 1940 Act, a Fund’s investments in SPDRs are subject to the limitations set forth in Section 12(d)(1)(A) of the 1940 Act. SPDRs closely track the underlying portfolio of securities, trade like a share of common stock and pay periodic dividends proportionate to those paid by the portfolio of stocks that comprise the S&P 500® Index. As a holder of interests in a unit investment trust, a Fund would indirectly bear its ratable share of that unit investment trust’s expenses. At the same time, a Fund would continue to pay its own management and advisory fees and other expenses, as a result of which a Fund and its shareholders in effect would be absorbing levels of fees with respect to investments in such unit investment trusts.

Equity-linked securities include issues such as Structured Yield Product Exchangeable for Stock (STRYPES), Trust Automatic Common Exchange Securities (TRACES), Trust Issued Mandatory Exchange Securities (TIMES), and Trust Enhanced Dividend Securities (TRENDS). The issuers of these equity-linked securities generally purchase and hold a portfolio of stripped U.S. Treasury securities maturing on a quarterly basis through the conversion date, and a forward purchase contract with an existing shareholder of the company relating to the common stock. Quarterly distributions on such equity-linked securities generally consist of the cash received from the U.S. Treasury securities and such equity-linked securities generally are not entitled to any dividends that may be declared on the common stock.

Investing in structured products and linked securities is subject to certain risks. Because structured products typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured products may be structured as a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher rates of return and present greater risks than unsubordinated structured products. Structured products sometimes are sold in private placement transactions and often have a limited trading market.

Investments in “linked” securities have the potential to lead to significant losses because of unexpected movements in the underlying financial asset, index, currency or other investment. The ability of a Fund to utilize linked-securities successfully will depend on its ability correctly to predict pertinent market movements, which cannot be assured. Because currency-linked securities usually relate to foreign currencies, some of which may be currencies from emerging market countries, there are certain additional risks associated with such investments.

SPDRs are subject to the risks of an investment in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of such investment. In addition, because individual investments in SPDRs are not redeemable, except upon termination of the unit investment trust, the liquidity of small holdings of SPDRs will depend upon the existence of a secondary market. Large holdings of SPDRs are called “creation unit size” and are redeemable in-kind only and are not redeemable for cash from the unit investment trust. The price of a SPDR is derived from and based upon the securities held by the unit investment trust. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by a Fund could result in losses on SPDRs.

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Futures Contracts and Options on Futures Contracts

Futures Contracts. A futures contract sale creates an obligation by the seller to deliver the type of security or other asset called for in the contract at a specified delivery time for a stated price. A futures contract purchase creates an obligation by the purchaser to take delivery of the type of security or other asset called for in the contract at a specified delivery time for a stated price. The specific security or other asset delivered or taken at the settlement date is not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract was made. A Fund may enter into futures contracts which are traded on national or foreign futures exchanges and are standardized as to maturity date and underlying security or other asset. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act (CEA) by the Commodity Futures Trading Commission (CFTC), a U.S. Government agency.

Traders in futures contracts may be broadly classified as either “hedgers” or “speculators.” Hedgers use the futures markets primarily to offset unfavorable changes (anticipated or potential) in the value of securities or other assets currently owned or expected to be acquired by them. Speculators less often own the securities or other assets underlying the futures contracts which they trade, and generally use futures contracts with the expectation of realizing profits from fluctuations in the value of the underlying securities or other assets. Pursuant to a notice of eligibility claiming exclusion from the definition of commodity pool operator filed with the CFTC and the National Futures Association on behalf of the Funds, neither the Trust nor any of the individual Funds is deemed to be a “commodity pool operator” under the CEA, and, accordingly, they are excluded from registration or regulation as such under the CEA. However, on February 9, 2012, the CFTC adopted amendments to its rules that, once effective, may affect the ability of a Fund to continue to claim this exclusion. A Fund that seeks to claim the exclusion after the effectiveness of the amended rules would be limited in its ability to use futures and options on futures or commodities or engage in swap transactions. If a Fund were no longer able to claim the exclusion, the Investment Manager would be required to register as a “commodity pool operator,” and the Fund and the Investment Manager would be subject to regulation under the CEA.

Upon entering into futures contracts, in compliance with the SEC’s requirements, cash or liquid securities, equal in value to the amount of a Fund’s obligation under the contract (less any applicable margin deposits and any assets that constitute “cover” for such obligation), will be segregated with a Fund’s custodian.

Unlike when a Fund purchases or sells a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract, although a Fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash and/or U.S. Government securities in order to initiate and maintain open positions in futures contracts. This amount is known as “initial margin.” The nature of initial margin in futures transactions is different from that of margin in security transactions, in that futures contract margin does not involve the borrowing of funds by a Fund to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit intended to assure completion of the contract (delivery or acceptance of the underlying security or other asset) that is returned to a Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Minimum initial margin requirements are established by the relevant futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin which may range upward from less than 5% of the value of the contract being traded. Subsequent payments, called “variation margin,” to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or other asset fluctuates, a process known as “marking to market.” If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional variation margin will be required. Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made for as long as the contract remains open. A Fund expects to earn interest income on its margin deposits.

Although futures contracts by their terms call for actual delivery or acceptance of securities or other assets (stock index futures contracts or futures contracts that reference other intangible assets do not permit delivery of

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the referenced assets), the contracts usually are closed out before the settlement date without the making or taking of delivery. A Fund may elect to close some or all of its futures positions at any time prior to their expiration. The purpose of taking such action would be to reduce or eliminate the position then currently held by a Fund. Closing out an open futures position is done by taking an opposite position (“buying” a contract which has previously been “sold,” “selling” a contract previously “purchased”) in an identical contract (i.e., the same aggregate amount of the specific type of security or other asset with the same delivery date) to terminate the position. Final determinations are made as to whether the price of the initial sale of the futures contract exceeds or is below the price of the offsetting purchase, or whether the purchase price exceeds or is below the offsetting sale price. Final determinations of variation margin are then made, additional cash is required to be paid by or released to a Fund, and a Fund realizes a loss or a gain. Brokerage commissions are incurred when a futures contract is bought or sold.

Successful use of futures contracts by a Fund is subject to the Investment Manager’s or a subadviser’s ability to predict correctly movements in the direction of interest rates and other factors affecting securities and commodities markets. This requires different skills and techniques than those required to predict changes in the prices of individual securities. A Fund, therefore, bears the risk that future market trends will be incorrectly predicted.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the relatively low margin deposits required and the potential for an extremely high degree of leverage involved in futures contracts. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial loss to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount posted as initial margin for the contract.

In the event of adverse price movements, a Fund would continue to be required to make daily cash payments in order to maintain its required margin. In such a situation, if a Fund has insufficient cash, it may have to sell portfolio securities in order to meet daily margin requirements at a time when it may be disadvantageous to do so. The inability to close the futures position also could have an adverse impact on the ability to hedge effectively.

To reduce or eliminate a hedge position held by a Fund, a Fund may seek to close out a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract, which may limit a Fund’s ability to realize its profits or limit its losses. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts; (ii) restrictions may be imposed by an exchange on opening transactions, closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts, or underlying securities; (iv) unusual or unforeseen circumstances, such as volume in excess of trading or clearing capability, may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts (or a particular class or series of contracts), in which event the secondary market on that exchange (or in the class or series of contracts) would cease to exist, although outstanding contracts on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being

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made in cash, generally within five business days after the trade. In the futures market, a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Fund may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes. A Fund presently could accomplish a similar result to that which it hopes to achieve through the use of interest rate futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling bonds with short maturities and investing in bonds with long maturities when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by a Fund, through using futures contracts.

Interest rate futures contracts are traded in an auction environment on the floors of several exchanges – principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership. A public market exists in futures contracts covering various financial instruments including long-term U.S. Treasury Bonds and Notes; GNMA modified pass-through mortgage backed securities; three-month U.S. Treasury Bills; and ninety-day commercial paper. A Fund may also invest in exchange-traded Eurodollar contracts, which are interest rate futures on the forward level of LIBOR. These contracts are generally considered liquid securities and trade on the Chicago Mercantile Exchange. Such Eurodollar contracts are generally used to “lock-in” or hedge the future level of short-term rates. A Fund may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

Index Futures Contracts. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position in the index. A unit is the current value of the index. A Fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s). Funds may use index futures contracts for hedging or non-hedging purposes.

There are several risks in connection with the use by a Fund of index futures as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedges. The Investment Manager or a subadviser may attempt to reduce this risk by selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of a Fund’s portfolio securities sought to be hedged.

Municipal Bond Index Futures Contracts. Municipal bond index futures contracts may act as a hedge against changes in market conditions. A municipal bond index assigns values daily to the municipal bonds included in the index based on the independent assessment of dealer-to-dealer municipal bond brokers. A municipal bond index futures contract represents a firm commitment by which two parties agree to take or make delivery of an amount equal to a specified dollar amount multiplied by the difference between the municipal bond index value on the last trading date of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities in the index is made.

Commodity-Linked Futures Contracts. Commodity-linked futures contracts are traded on futures exchanges. These futures exchanges offer a central marketplace in which to transact futures contracts, a clearing corporation to process trades, a standardization of expiration dates and contract sizes, and the availability of a secondary market. Futures markets also specify the terms and conditions of delivery as well as the maximum permissible price movement during a trading session. Additionally, the commodity futures exchanges may have position limit

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rules that limit the amount of futures contracts that any one party may hold in a particular commodity at any point in time. These position limit rules are designed to prevent any one participant from controlling a significant portion of the market.

Commodity-linked futures contracts are generally based upon commodities within five main commodity groups: (1) energy, which includes, among others, crude oil, brent crude oil, gas oil, natural gas, gasoline and heating oil; (2) livestock, which includes, among others, feeder cattle, live cattle and hogs; (3) agriculture, which includes, among others, wheat (Kansas wheat and Chicago wheat), corn, soybeans, cotton, coffee, sugar and cocoa; (4) industrial metals, which includes, among others, aluminum, copper, lead, nickel and zinc; and (5) precious metals, which includes, among others, gold and silver. A Fund may purchase commodity futures contracts, options on futures contracts and options and futures on commodity indices with respect to these five main commodity groups and the individual commodities within each group, as well as other types of commodities.

The price of a commodity futures contract will reflect the storage costs of purchasing the physical commodity. These storage costs include the time value of money invested in the physical commodity plus the actual costs of storing the commodity less any benefits from ownership of the physical commodity that are not obtained by the holder of a futures contract (this is sometimes referred to as the “convenience yield”). To the extent that these storage costs change for an underlying commodity while a Fund is long futures contracts on that commodity, the value of the futures contract may change proportionately.

In the commodity futures markets, if producers of the underlying commodity wish to hedge the price risk of selling the commodity, they will sell futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to take the corresponding long side of the same futures contract, the commodity producer must be willing to sell the futures contract at a price that is below the expected future spot price. Conversely, if the predominant hedgers in the futures market are the purchasers of the underlying commodity who purchase futures contracts to hedge against a rise in prices, then speculators will only take the short side of the futures contract if the futures price is greater than the expected future spot price of the commodity.

The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price. This can have significant implications for a Fund when it is time to replace an existing contract with a new contract. If the nature of hedgers and speculators in futures markets has shifted such that commodity purchasers are the predominant hedgers in the market, a Fund might open the new futures position at a higher price or choose other related commodity-linked investments.

The values of commodities which underlie commodity futures contracts are subject to additional variables which may be less significant to the values of traditional securities such as stocks and bonds. Variables such as drought, floods, weather, livestock disease, embargoes and tariffs may have a larger impact on commodity prices and commodity-linked investments, including futures contracts, commodity-linked structured notes, commodity-linked options and commodity-linked swaps, than on traditional securities. These additional variables may create additional investment risks which subject a Fund’s commodity-linked investments to greater volatility than investments in traditional securities.

Options on Futures Contracts. A Fund may purchase and write call and put options on those futures contracts that it is permitted to buy or sell. A Fund may use such options on futures contracts in lieu of writing options directly on the underlying securities or other assets or purchasing and selling the underlying futures contracts. Such options generally operate in the same manner as options purchased or written directly on the underlying investments. A futures option gives the holder, in return for the premium paid, the right to buy from (call) or sell to (put) the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder or writer of an

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option has the right to terminate its position prior to the scheduled expiration of the option by selling or purchasing an option of the same series, at which time the person entering into the closing purchase transaction will realize a gain or loss. There is no guarantee that such closing purchase transactions can be effected.

A Fund will enter into written options on futures contracts only when, in compliance with the SEC’s requirements, cash or liquid securities equal in value to the underlying security’s or other asset’s value (less any applicable margin deposits) have been deposited in a segregated account. A Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements similar to those described above.

Investments in futures options involve some of the same risks that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. There may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to a Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contracts. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs).

Successful use of index futures by a Fund is also subject to the Investment Manager’s or a subadviser’s ability to predict correctly movements in the direction of the market. It is possible that, for example, where a Fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in a Fund’s portfolio may decline. If this occurred, a Fund would lose money on the futures and also experience a decline in the value of its portfolio securities, as a Fund’s ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in futures or put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by a Fund. Inasmuch as a Fund’s securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, a Fund bears the risk that the prices of its securities being hedged will not move to the same extent as do the prices of its put options on the stock indices. It is also possible that, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, a Fund will lose part or all of the benefit of the increased values of those securities that it has hedged, because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the securities of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which would distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market, and also because of the imperfect correlation between movements in an index and movements in the prices of index futures, even a correct forecast of general market trends by the Investment Manager or a subadviser may still not result in a successful hedging transaction.

There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom a Fund has an open position in a futures contract or related option. Most futures exchanges limit the amount of

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fluctuation permitted in some contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Options on Index Futures Contracts. A Fund may also purchase and sell options on index futures contracts. Options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

There are various risks in connection with the use by a Fund of index futures as a hedging device. For example, a risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedges. The Investment Manager or a subadviser may attempt to reduce this risk by selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of a Fund’s portfolio securities sought to be hedged; there can be no assurance that the Investment Manager or a subadviser will be successful in doing so.

Use by Tax-Exempt Funds of Interest Rate and U.S. Treasury Security Futures Contracts and Options. If a Fund invests in tax-exempt securities, it may purchase and sell futures contracts and related options on interest rate and U.S. Treasury securities when, in the opinion of the Investment Manager, price movements in these security futures and related options will correlate closely with price movements in the tax-exempt securities which are the subject of the hedge. Interest rate and U.S. Treasury securities futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of security called for in the contract at a specified date and price. Options on interest rate and U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a futures contract at the specified option exercise price at any time during the period of the option.

In addition to the risks generally involved in using futures contracts, there is also a risk that price movements in interest rate and U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for tax-exempt securities.

Stock Options and Stock Index Options

A Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular stocks or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation (OCC). Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks.

There is a key difference between stock options and stock index options in connection with their exercise. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an

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index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the securities included in the index. For example, some stock index options are based on a broad market index, such as the S&P 500® Index or a narrower market index, such as the S&P 100® Index. Indices may also be based on an industry or market segment.

The successful use of a Fund’s options strategies depends on the ability of the Investment Manager or a subadviser to forecast interest rate and market movements correctly. When it purchases an option, a Fund runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless a Fund exercises the option or enters into a closing sale transaction for such option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, a Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying securities, since a Fund may continue to hold its investment in those securities notwithstanding the lack of a change in price of those securities.

The effective use of options also depends on a Fund’s ability to terminate option positions at times when the Investment Manager or a subadviser deems it desirable to do so. Although a Fund will take an option position only if the Investment Manager or a subadviser believes there is a liquid secondary market for the option, there is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary trading market in options were to become unavailable, a Fund could no longer engage in closing transactions. The writer in such circumstances would be subject to the risk of market decline or appreciation in the instrument during such period. If an option purchased by a Fund expires unexercised, a Fund will realize a loss equal to the premium paid. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options, or underlying securities; (iv) unusual or unforeseen circumstances, such as volume in excess of trading or clearing capability, may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Disruptions in the markets for the securities underlying options purchased or sold by a Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, a Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the OCC or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at a time when trading in the option has also been halted, a Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by a Fund has expired, a Fund could lose the entire value of its option.

Special risks are presented by internationally traded options. Because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries,

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foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Dealer (Over-the-Counter) Options. Dealer options are options negotiated individually through dealers rather than traded on an exchange. Certain risks are specific to dealer options. While a Fund might look to a clearing corporation to exercise exchange-traded options, if a Fund purchases a dealer option it must rely on the selling dealer to perform if a Fund exercises the option. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit of the transaction. Exchange-traded options generally have a continuous liquid market while dealer options more often may not. Consequently, a Fund can realize the value of a dealer option it has purchased only by exercising or reselling the option to the issuing dealer. Similarly, when a Fund writes a dealer option, a Fund can close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer. While each Fund seeks to enter into dealer options only with dealers who will agree to and can enter into closing transactions with a Fund, no assurance exists that a Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless a Fund, as a covered dealer call option writer, can effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, a Fund may be unable to liquidate a dealer option. With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to a Fund. For example, because a Fund must maintain a secured position with respect to any call option on a security it writes, a Fund may not sell the assets, that it has segregated to secure the position while it is obligated under the option. This requirement may impair a Fund’s ability to sell portfolio securities at a time when such sale might be advantageous.

A Fund generally will treat purchased dealer options as illiquid securities. A Fund may treat the cover used for written dealer options as liquid if the dealer agrees that a Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option.

Writing Covered Options. A Fund may write covered call options and covered put options on securities held in its portfolio when, in the opinion of the Investment Manager or a subadviser, such transactions are consistent with a Fund’s investment goal and policies. Call options written by a Fund give the purchaser the right to buy the underlying securities from a Fund at the stated exercise price at any time prior to the expiration date of the option, regardless of the security’s market price; put options give the purchaser the right to sell the underlying securities to a Fund at the stated exercise price at any time prior to the expiration date of the option, regardless of the security’s market price.

A Fund may write only covered options, which means that, so long as a Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, a Fund will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, a Fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. A Fund may write combinations of covered puts and calls (straddles) on the same underlying security.

A Fund will receive a premium from writing a put or call option, which increases a Fund’s return on the underlying security if the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a

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decline in the value of the underlying security. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than the security’s then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

A Fund’s obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by a Fund’s execution of a closing purchase transaction, which is effected by purchasing on an exchange an offsetting option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected in order to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. A Fund realizes a profit or loss from a closing purchase transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the security underlying the option, any loss resulting from a closing purchase transaction may be offset in whole or in part by unrealized appreciation of the underlying security.

If a Fund writes a call option but does not own the underlying security, and when it writes a put option, a Fund may be required to deposit cash or securities with its broker as “margin” or collateral for its obligation to buy or sell the underlying security. As the value of the underlying security varies, a Fund may also have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

Purchasing Put Options. A Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since a Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security’s market price. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, a Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

Purchasing Call Options. A Fund may purchase call options to hedge against an increase in the price of securities that a Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since a Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit a Fund might have realized had it bought the underlying security at the time it purchased the call option.

Over-the-Counter (OTC) Options. A Fund will enter into OTC options transactions only with primary dealers in U.S. Government securities and, in the case of OTC options written by a Fund, only pursuant to agreements that will assure that a Fund will at all times have the right to repurchase the option written by it from the dealer at a specified formula price. A Fund will treat the amount by which such formula price exceeds the amount, if any, by which the option may be “in-the-money” as an illiquid investment. It is the present policy of a Fund not to enter into any OTC option transaction if, as a result, more than 15% (10% in some cases, refer to your Fund’s prospectuses) of a Fund’s net assets would be invested in (i) illiquid investments (determined under the foregoing formula) relating to OTC options written by a Fund, (ii) OTC options purchased by a Fund, (iii) securities which are not readily marketable, and (iv) repurchase agreements maturing in more than seven days.

Index Options. As an alternative to purchasing call and put options on index futures, a Fund may purchase call and put options on the underlying indices themselves. Such options could be used in a manner identical to

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the use of options on index futures. Options involving securities indices provide the holder with the right to make or receive a cash settlement upon exercise of the option based on movements in the relevant index. Such options must be listed on a national securities exchange and issued by the OCC. Such options may relate to particular securities or to various stock indices, except that a Fund may not write covered options on an index.

Foreign Stock Index Options. A Fund may, for the purpose of hedging its portfolio, subject to applicable securities regulations, purchase and write put and call options on foreign stock indices listed on foreign and domestic stock exchanges.

Swap Agreements

Swap agreements are derivative instruments that can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund’s exposure to long- or short-term interest rates, foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. A Fund may enter into a variety of swap agreements, including interest rate, index, inflation index, commodity, commodity futures, equity, equity index, credit default, bond futures, total return and currency exchange rate swap agreements, and other types of swap agreements such as caps, collars and floors. A Fund also may enter into swaptions, which are options to enter into a swap agreement.

In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a “notional principal amount,” in return for payments equal to a fixed rate times the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange notional principal amount as well. In a total return swap agreement, the non-floating rate side of the swap is based on the total return of an individual security, a basket of securities, an index or another reference asset. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. Caps and floors have an effect similar to buying or writing options. A collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift a Fund’s investment exposure from one type of investment to another. For example, if a Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease a Fund’s exposure to long-term interest rates. Another example is if a Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease a Fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on a Fund’s performance. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund’s investments and its share price and yield. Additionally, whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the Investment Manager’s or a subadviser’s ability correctly to predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factor that determines the amounts of payments due to and from a Fund. If

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a swap agreement calls for payments by a Fund, a Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement likely would decline, potentially resulting in losses for a Fund. A Fund will closely monitor the credit of a swap agreement counterparty in order to attempt to minimize this risk. A Fund may also suffer losses if it is unable to terminate outstanding swap agreements (either by assignment or other disposition) or reduce its exposure through offsetting transactions (i.e., by entering into an offsetting swap agreement with the same party or a similarly creditworthy party).

Credit Default Swap Agreements. A Fund may enter into credit default swap agreements, which may have as reference obligations one or more securities or a basket of securities that are or are not currently held by a Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, a Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements may involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements generally with counterparties that meet certain standards of creditworthiness. A buyer generally will lose its investment and recover nothing if no credit event occurs and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller.

Equity Swaps. A Fund may engage in equity swaps. Equity swaps allow the parties to the swap agreement to exchange components of return on one equity investment (e.g., a basket of equity securities or an index) for a component of return on another non-equity or equity investment, including an exchange of differential rates of return. Equity swaps may be used to invest in a market without owning or taking physical custody of securities in circumstances where direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps also may be used for other purposes, such as hedging or seeking to increase total return.

The values of equity swaps can be very volatile. To the extent that the Investment Manager or a subadviser does not accurately analyze and predict the potential relative fluctuation on the components swapped with the other party, a Fund may suffer a loss. The value of some components of an equity swap (such as the dividend on a common stock) may also be sensitive to changes in interest rates. Furthermore, during the period a swap is outstanding, a Fund may suffer a loss if the counterparty defaults.

Total Return Swap Agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to a Fund’s portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

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Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to a Fund thereunder, and conversely, that a Fund will not be able to meet its obligation to the counterparty. Generally, a Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted against one another with a Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by a Fund. If the total return swap transaction is entered into on other than a net basis, the full amount of a Fund’s obligations will be accrued on a daily basis, and the full amount of a Fund’s obligations will be segregated by a Fund in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost a Fund initially to make an equivalent direct investment, plus or minus any amount a Fund is obligated to pay or is to receive under the total return swap agreement.

Variance, Volatility and Correlation Swap Agreements. Variance and volatility swaps are contracts that provide exposure to increases or decreases in the volatility of certain referenced assets. Correlation swaps are contracts that provide exposure to increases or decreases in the correlation between the prices of different assets or different market rates.

Commodity-Linked Swaps. Commodity-linked swaps are two party contracts in which the parties agree to exchange the return or interest rate on one instrument for the return of a particular commodity, commodity index or commodities futures or options contract. The payment streams are calculated by reference to an agreed upon notional amount. A one-period swap contract operates in a manner similar to a forward or futures contract because there is an agreement to swap a commodity for cash at only one forward date. A Fund may engage in swap transactions that have more than one period and therefore more than one exchange of commodities.

A Fund may invest in total return swaps to gain exposure to the overall commodity markets. In a total return commodity swap, a Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the Fund will pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the Fund will pay an adjustable or floating fee. With “floating” rate payments, the fee is pegged to a base rate such as LIBOR, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, a Fund may be required to pay a higher fee at each swap reset date.

Dollar Rolls

Dollar rolls involve selling securities (e.g., mortgage-backed securities or U.S. Treasury securities) and simultaneously entering into a commitment to purchase those or similar (same collateral type, coupon and maturity) securities on a specified future date and price. Mortgage dollar rolls and U.S. Treasury rolls are types of dollar rolls. A Fund foregoes principal and interest paid on the securities during the “roll” period. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase of the securities as well as the interest earned on the cash proceeds of the initial sale.

Dollar rolls involve the risk that the market value of the securities a Fund is obligated to repurchase may decline below the repurchase price or that the transaction costs may exceed the return earned by a Fund from the transaction. Dollar rolls also involve risk to a Fund if the other party should default on its obligation and a Fund is delayed or prevented from completing the transaction. In the event that the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, a Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Fund’s obligation to repurchase the securities. In addition, the security to be delivered in the future may turn out to be inferior to the security sold upon entering into the transaction.

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Foreign Currency Transactions

Foreign currency transactions may be used to protect, to some extent, against uncertainty in the level of future currency exchange rates by establishing a fixed exchange rate. Foreign currency transactions may involve the purchase or sale of foreign currencies on a “spot” (cash) basis at the prevailing exchange rate or may involve “forward contracts” that allow a Fund to purchase or sell foreign currencies at a future date. Forward contracts may be used for “transaction hedging,” “position hedging” and “cross-hedging.” A Fund may use forward sale contracts to sell an amount of a foreign currency approximating the value of a Fund’s securities denominated in the foreign security when that foreign currency suffers a substantial decline against the U.S. dollar. A Fund may use forward purchase contracts to purchase a foreign currency when it is believed that the U.S. dollar may suffer a substantial decline against the foreign currency. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain that might be realized if the value of the hedged currency increases.

Transaction hedging may allow a Fund to “lock in” the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest rate payment in a foreign currency. A Fund may use transaction hedging to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Position hedging may allow a Fund to protect against an adverse change in the relationship between the U.S. dollar and the applicable foreign currencies in which its portfolio securities are denominated. A Fund may use position hedging when it is believed that the U.S. dollar may suffer a decline against the foreign currency by entering into a forward purchase contract to purchase that foreign currency for a fixed dollar amount.

Cross-hedging may allow a Fund to enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount when it is believed that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall if there is a decline in the U.S. dollar value of the currency in which a Fund’s securities are denominated.

A Fund also may purchase exchange-listed and over-the-counter call and put options on foreign currencies and foreign currency contracts. Options on foreign currencies and foreign currency contracts give the holder a right to buy or sell the underlying foreign currencies or foreign currency contracts for a specified period of time and for a specified amount. The value of an option on foreign currencies or foreign currency contracts reflects the value of an exchange rate, which depends on the relative values of the U.S. dollar and the relevant foreign currency.

Certain Funds may engage in foreign currency transactions for investment purposes and not solely for hedging purposes.

Engaging in foreign currency transactions is subject to certain risks. For example, if the value of a foreign currency were to decline against the U.S. dollar, such decline would reduce the dollar value of any securities held by a Fund denominated in that currency. It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract, which may make it necessary for a Fund to purchase additional foreign currency on the spot market if the market value of the security being hedged is less than the amount of foreign currency a Fund is obligated to deliver at the time a Fund sells the security being hedged. The value of any currency, including the U.S. dollar, may be affected by political and economic factors applicable to the issuer’s country. The exchange rates of currencies also may be affected adversely by governmental actions. Transaction, position and cross-hedging do not eliminate fluctuations in the underlying prices of securities that a Fund owns or intends to purchase or sell and may limit the amount of potential gain that might result from the increase in value of the currency being hedged. Settlement procedures relating to a Fund’s foreign currency transactions may be more complex than those relating to investments in securities of U.S. issuers.

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Foreign Securities

Foreign securities include debt, equity and derivative securities that the Investment Manager or a subadviser, as the case may be, determines are “foreign” based on the consideration of an issuer’s domicile, its principal place of business, its primary stock exchange listing, the source of its revenue, the location of its asset, its exposure to economic fortunes and risks of countries or geographic regions outside the United States, or other factors. Foreign securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments – Variable- and Floating-Rate Obligations, Permissible Fund Investments – Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments – Private Placement and Other Restricted Securities for more information.

Foreign securities may include depositary receipts, such as American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). ADRs are U.S. dollar denominated receipts issued in registered form by a domestic bank or trust company that evidence ownership of underlying securities issued by a foreign issuer. EDRs are foreign currency-denominated receipts issued in Europe, typically by foreign banks or trust companies and foreign branches of domestic banks, that evidence ownership of foreign or domestic securities. GDRs are receipts structured similarly to ADRs and EDRs and are marketed globally. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. In general, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. A Fund may invest in depositary receipts through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute interest holder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. The issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States, and, therefore, there may be limited information available regarding such issuers and/or limited correlation between available information and the market value of the depositary receipts.

Due to the potential for foreign withholding taxes, Morgan Stanley Capital International (MSCI) publishes two versions of its indices reflecting the reinvestment of dividends using two different methodologies: gross dividends and net dividends. While both versions reflect reinvested dividends, they differ with respect to the manner in which taxes associated with dividend payments are treated. In calculating the net dividends version, MSCI incorporates reinvested dividends applying the withholding tax rate applicable to foreign non-resident institutional investors that do not benefit from double taxation treaties. The Investment Manager believes that the net dividends version of MSCI indices better reflects the returns U.S. investors might expect were they to invest directly in the component securities of an MSCI index.

Investing in foreign securities is subject to certain risks. For example, foreign markets can be extremely volatile. Fluctuations in currency exchange rates also may impact the value of foreign securities denominated in foreign currencies or U.S. dollars, without a change in the intrinsic value of those securities. Additionally, the U.S. dollar value of a foreign security tends to decrease when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency. A Fund may attempt to minimize the risk from adverse changes in the relationship between the U.S. dollar and foreign currencies by purchasing and selling forward foreign currency exchange contracts and foreign currency futures contracts and related options. Foreign securities may be less liquid than domestic securities so that a Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees also are generally higher for foreign securities. A Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. Foreign governments may impose potentially confiscatory withholding or other taxes, which would

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reduce a Fund’s return on these securities. There is generally less publicly available information about foreign companies. Investments in foreign companies may be adversely affected by the impact of political, social or diplomatic events or possible seizure, expropriation or nationalization of a company or its assets resulting in a partial or total loss of an investment in such foreign companies. Accounting, auditing and financial reporting standards may also be less comprehensive and stringent than those applicable to domestic companies.

Operational and Settlement Risks of Foreign Securities. A Fund’s foreign securities are generally held outside the United States in the primary market for the securities in the custody of certain eligible foreign banks and trust companies, as permitted under the 1940 Act (“foreign sub-custodians”). Settlement practices for foreign securities may differ from those in the United States. Some countries have limited governmental oversight and regulation of industry practices, stock exchanges, depositories, registrars, brokers and listed companies, which increases the risk of corruption and fraud and the possibility of losses to a Fund. In particular, under certain circumstances, foreign securities may settle on a delayed delivery basis, meaning that the Fund may be required to make payment for securities before the Fund has actually received delivery of the securities or deliver securities prior to the receipt of payment. Typically, in these cases, the Fund will receive evidence of ownership in accordance with the generally accepted settlement practices in the local market entitling the Fund to delivery or payment at a future date, but there is a risk that the security will not be delivered to the Fund or that payment will not be received, although the Fund and its foreign sub-custodians take reasonable precautions to mitigate this risk. Losses can also result from lost, stolen or counterfeit securities; defaults by brokers and banks; failures or defects of the settlement system; or poor and improper record keeping by registrars and issuers.

Share Blocking. Share blocking refers to a practice in certain foreign markets under which an issuer’s securities are blocked from trading at the custodian or sub-custodian level for a specified number of days before and, in certain instances, after a shareholder meeting where a vote of shareholders takes place. The blocking period can last up to several weeks. Share blocking may prevent the Fund from buying or selling securities during this period, because during the time shares are blocked, trades in such securities will not settle. It may be difficult or impossible to lift blocking restrictions, with the particular requirements varying widely by country. As a consequence of these restrictions, the Funds may abstain from voting proxies in markets that require share blocking.

Emerging Market Securities.

Risks associated with investments in foreign securities are increased with respect to investments in emerging market countries. Political and economic structures in many emerging market countries, especially Russia and those in Eastern Europe, the Pacific Basin, the Middle East, Asia, Latin America and Africa are undergoing significant evolutionary changes and rapid development, and may lack the social, political and economic stability of more developed countries. Investing in emerging market securities also involves risks beyond the risks applicable to foreign investments.

Operational and Settlement Risks of Securities in Emerging Markets. In addition to having less developed securities markets, banks in emerging markets that are eligible foreign sub-custodians may be recently organized, lack extensive operating experience or lack effective government oversight or regulation. In addition, there may be legal restrictions or limitations on the ability of the Fund to recover assets held in custody by a foreign subcustodian in the event of the bankruptcy of the sub-custodian. Because settlement systems may be less organized than in developed markets and because delivery versus payment settlement may not be possible or reliable, there may be a greater risk that settlement may be delayed and that cash or securities of the Fund may be lost because of failures of or defects in the system, including fraud or corruption. Settlement systems in emerging markets also have a higher risk of failed trades. Ownership of Russian securities poses particular risks because ownership records are typically maintained in a decentralized fashion by registrars who may not be subject to effective governmental supervision leading to the possibility that the Fund may lose its ownership rights. In such a case, it may be difficult for the Fund to enforce any rights it may have against the registrar or issuer of the securities.

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Risks Related to Currencies and Corporate Actions in Emerging Markets. Risks related to currencies and corporate actions are also greater in emerging market countries than in developed countries. For example, some emerging market countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be traded internationally, or countries may have varying exchange rates. Some emerging market countries have a higher risk of currency devaluations, and some of these countries may experience sustained periods of high inflation or rapid changes in inflation rates which can have negative effects on a country’s economy and securities markets. Corporate action procedures in emerging market countries may be less reliable and have limited or no involvement by the depositories and central banks. Lack of standard practices and payment systems can lead to significant delays in payment.

Risks Related to Corporate and Securities Laws in Emerging Markets. Securities laws in emerging markets may be relatively new and unsettled and, consequently, there is a risk of rapid and unpredictable change in laws regarding foreign investment, securities regulation, title to securities and shareholder rights. Accordingly, foreign investors may be adversely affected by new or amended laws and regulations. In addition, the systems of corporate governance to which issuers in certain emerging markets are subject may be less advanced than the systems to which issuers located in more developed countries are subject, and therefore, shareholders of such issuers may not receive many of the protections available to shareholders of issuers located in more developed countries. These risks may be heightened in certain countries, including without limitation Russia.

Guaranteed Investment Contracts (Funding Agreements)

Guaranteed investment contracts, or funding agreements, are debt instruments issued by insurance companies. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of the insurance company’s general account. The insurance company then credits to a Fund payments at negotiated, floating or fixed interest rates. A Fund will purchase guaranteed investment contracts only from issuers that, at the time of purchase, meet certain credit and quality standards.

Investing in guaranteed investment contracts is subject to certain risks. In general, guaranteed investment contracts are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market does not exist for these investments. In addition, the issuer may not be able to pay the principal amount to a Fund on seven days notice or less, at which time the investment may be considered illiquid under applicable SEC regulatory guidance and subject to certain restrictions.

Illiquid Securities

Illiquid securities are defined by a Fund consistent with SEC staff’s current guidance and interpretations which provide that an illiquid security is an asset which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which a Fund has valued the investment on its books. Some securities, such as those not registered under U.S. securities laws, cannot be sold in public transactions. Subject to its investment policies, a Fund may invest in illiquid investments and may invest in certain restricted securities that are deemed to be illiquid securities.

Initial Public Offerings

A Fund may invest in initial public offerings (IPOs) of common stock or other primary or secondary syndicated offerings of equity or debt securities issued by a corporate issuer. Fixed income funds frequently invest in these types of offerings of debt securities. A purchase of IPO securities often involves higher transaction costs than those associated with the purchase of securities already traded on exchanges or markets. IPO securities are subject to market risk and liquidity risk. The market value of recently issued IPO securities may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading and speculation, a potentially small number of securities available for trading, limited information about the issuer, and other factors. A Fund may hold IPO securities for a period of time, or may sell them soon after the purchase.

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Investments in IPOs could have a magnified impact – either positive or negative – on a Fund’s performance while the Fund’s assets are relatively small. The impact of an IPO on a Fund’s performance may tend to diminish as the Fund’s assets grow. In circumstances when investments in IPOs make a significant contribution to a Fund’s performance, there can be no assurance that similar contributions from IPOs will continue in the future.

Investing in a Master Portfolio

Investing in a Master Portfolio is the way in which a Feeder Fund may seek to achieve its investment objective. The 1940 Act permits a Fund, under certain conditions, to invest all of its assets in another mutual fund. Under this structure, called a master/feeder structure, the Feeder Fund invests all of its assets in a corresponding Master Portfolio with the same investment objective, principal investment strategies and risks as the Feeder Fund. The Master Portfolio is a separate series of Columbia Funds Master Investment Trust, LLC, which is organized as a limited liability company under the laws of the State of Delaware, and is itself a registered investment company in the Columbia Funds Family. Other entities (e.g., other investment companies, commingled trust funds, institutional and certain individual investors), along with other Feeder Funds, may invest in the Master Portfolio from time to time. Accordingly, there also may be other investment companies, as well as other investment vehicles, through which you can invest in the Master Portfolio that may have higher or lower fees and expenses than those of the Feeder Fund and that, therefore, may have different performance results than the Feeder Fund.

The primary advantages of the master/feeder structure are potential economies of scale. For example, the larger asset size of the Master Portfolio may allow it to purchase securities and engage in brokerage transactions on more favorable terms than might otherwise be available to the Feeder Fund alone, as well as, over time, to enjoy other benefits associated with achieving economies of scale.

Investing in a Master Portfolio is subject to certain risks. As with any mutual fund, other investors in the Master Portfolio could control the results of voting at the Master Portfolio level in certain instances (e.g., a change in fundamental policies by the Master Portfolio which was not approved by the Fund’s shareholders). This could cause the Feeder Fund to withdraw its investment in the Master Portfolio. The Feeder Fund also may withdraw its investment in the Master Portfolio at any time if the Board determines that it is in the best interest of the Feeder Fund to do so. Upon such withdrawal, the Board would consider what action should be taken, including the investment of all of the assets of the Feeder Fund in another pooled investment entity having, for example, the same (or similar) investment objective, principal investment strategies and risks as the Feeder Fund or the hiring of an investment adviser to manage the Feeder Fund’s assets in accordance with its investment objective and principal investment strategies. Further, the withdrawal of other entities that may from time to time invest in the Master Portfolio could have an adverse effect on the performance of the Master Portfolio and the Feeder Fund, such as decreased economies of scale and increased per share operating expenses.

Investments in Other Investment Companies

Investing in other investment companies may be a means by which a Fund seeks to achieve its investment objective. A Fund may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act, the rules and regulations thereunder and any exemptive orders currently or in the future obtained by a Fund from the SEC. These securities include shares of other open-end investment companies (i.e., mutual funds), closed-end funds, ETFs and business development companies.

Except with respect to funds structured as funds-of-funds or so-called master/feeder funds, the 1940 Act generally requires that a fund limit its investments in another investment company or series thereof so that, as determined at the time a securities purchase is made: (i) no more than 5% of the value of its total assets will be invested in the securities of any one investment company; (ii) no more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies; and (iii) no more than 3% of the outstanding voting stock of any one investment company or series thereof will be owned by a fund or by

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companies controlled by a fund. Such other investment companies may include ETFs, which are shares of publicly traded unit investment trusts, open-end funds or depositary receipts that seek to track the performance of specific indexes or companies in related industries.

Investing in other investment companies is subject to certain risks. Although a Fund may derive certain advantages from being able to invest in shares of other investment companies, such as to be fully invested, there may be potential disadvantages. Investing in other investment companies may result in higher fees and expenses for a Fund and its shareholders. A shareholder may be charged fees not only on Fund shares held directly but also on the investment company shares that a Fund purchases.

In addition, investing in ETFs is subject to certain other risks. ETFs generally are subject to the same risks as the underlying securities the ETFs are designed to track as well as to the risks of the specific sector or industry to which the ETF relates. ETFs also are subject to the risk that their prices may not totally correlate to the prices of the underlying securities the ETFs are designed to track and the risk of possible trading halts due to market conditions or for other reasons.

Under the 1940 Act and rules and regulations thereunder, a Fund may purchase shares of affiliated funds, subject to certain conditions. Investing in affiliated funds may present certain actual or potential conflicts of interest. For more information about such actual and potential conflicts of interest, see Investment Advisory and Other Services – Other Roles and Relationships of Ameriprise Financial and its Affiliates – Certain Conflicts of Interest.

Low and Below Investment Grade Securities

Low and below investment grade securities (below investment grade securities are also known as “junk bonds” or “high yield” bonds) are debt securities with the lowest investment grade rating (e.g., BBB by S&P and Fitch or Baa by Moody’s), that are below investment grade (e.g., lower than BBB by S&P and Fitch or Baa by Moody’s) or that are unrated but determined by the Investment Manager or, as applicable, a subadviser to be of comparable quality. These types of securities may be issued to fund corporate transactions or restructurings, such as leveraged buyouts, mergers, acquisitions, debt reclassifications or similar events, are more speculative in nature than securities with higher ratings and tend to be more sensitive to credit risk, particularly during a downturn in the economy. These types of securities generally are issued by unseasoned companies without long track records of sales and earnings, or by companies or municipalities that have questionable credit strength. Low and below investment grade securities and comparable unrated securities: (i) likely will have some quality and protective characteristics that, in the judgment of one or more NRSROs, are outweighed by large uncertainties or major risk exposures to adverse conditions; (ii) are speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation; and (iii) may have a less liquid secondary market, potentially making it difficult to value or sell such securities. Low and below investment grade securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments – Variable- and Floating-Rate Obligations, Permissible Fund Investments – Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments – Private Placement and Other Restricted Securities for more information.

Investing in low and below investment grade securities and comparable unrated securities is subject to certain risks. The rates of return on these types of securities generally are higher than the rates of return available on more highly rated securities, but generally involve greater volatility of price and risk of loss of principal and income, including the possibility of default by or insolvency of the issuers of such securities. Accordingly, a Fund may be more dependent on the Investment Manager’s or a subadviser’s credit analysis with respect to these types of securities than is the case for more highly rated securities.

The market values of certain low and below investment grade securities and comparable unrated securities tend to be more sensitive to individual corporate developments and changes in economic conditions than are the

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market value of more highly rated securities. In addition, issuers of low and below investment grade and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.

The risk of loss due to default is greater for low and below investment grade and comparable unrated securities than it is for higher rated securities because low and below investment grade securities and comparable unrated securities generally are unsecured and frequently are subordinated to more senior indebtedness. A Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its holdings of such securities. The existence of limited markets for lower-rated debt securities may diminish a Fund’s ability to: (i) obtain accurate market quotations for purposes of valuing such securities and calculating portfolio net asset value; and (ii) sell the securities at fair market value either to meet redemption requests or to respond to changes in the economy or in financial markets.

Many lower-rated securities are not registered for offer and sale to the public under the 1933Act. Investments in these restricted securities may be determined to be liquid (able to be sold within seven days at approximately the price at which they are valued by a Fund) pursuant to policies approved by the Fund’s Trustees. Investments in illiquid securities, including restricted securities that have not been determined to be liquid, may not exceed 15% of a Fund’s net assets. A Fund is not otherwise subject to any limitation on its ability to invest in restricted securities. Restricted securities may be less liquid than other lower-rated securities, potentially making it difficult to value or sell such securities.

Money Market Instruments

Money market instruments are high-quality, short-term debt obligations, which include: (i) bank obligations, including certificates of deposit, time deposits and bankers’ acceptances; (ii) funding agreements; (iii) repurchase agreements; (iv) obligations of the United States, foreign countries and supranational entities, and each of their subdivisions, agencies and instrumentalities; (v) certain corporate debt securities, such as commercial paper, short-term corporate obligations and extendible commercial notes; (vi) participation interests; and (vii) municipal securities. Money market instruments may be structured as fixed-, variable- or floating-rate obligations and may be privately placed or publicly offered. See Permissible Fund Investments – Variable- and Floating-Rate Obligations and Permissible Fund Investments – Private Placement and Other Restricted Securities for more information.

Investing in money market instruments is subject to certain risks. Money market instruments (other than certain U.S. Government obligations) are not backed or insured by the U.S. Government, its agencies or its instrumentalities. Accordingly, only the creditworthiness of an issuer, or guarantees of that issuer, support such instruments.

Mortgage-Backed Securities

Mortgage-backed securities are a type of asset-backed security and represent interests in, or debt instruments backed by, pools of underlying mortgages. In some cases, these underlying mortgages may be insured or guaranteed by the U.S. Government or its agencies. Mortgage-backed securities entitle the security holders to receive distributions that are tied to the payments made on the underlying mortgage collateral (less fees paid to the originator, servicer, or other parties, and fees paid for credit enhancement), so that the payments made on the underlying mortgage collateral effectively pass through to such security holders. Mortgage-backed securities are created when mortgage originators (or mortgage loan sellers who have purchased mortgage loans from mortgage loan originators) sell the underlying mortgages to a special purpose entity in a process called a securitization. The special purpose entity issues securities that are backed by the payments on the underlying mortgage loans, and have a minimum denomination and specific term. Mortgage-backed securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon

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securities and may be privately placed or publicly offered. See Permissible Fund Investments – Variable- and Floating-Rate Obligations, Permissible Fund Investments – Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments – Private Placement and Other Restricted Securities for more information.

Mortgage-backed securities may be issued or guaranteed by GNMA (also known as Ginnie Mae), FNMA (also known as Fannie Mae), or FHLMC (also known as Freddie Mac), but also may be issued or guaranteed by other issuers, including private companies. GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. Until recently, FNMA and FHLMC were government-sponsored corporations owned entirely by private stockholders. Both issue mortgage-related securities that contain guarantees as to timely payment of interest and principal but that are not backed by the full faith and credit of the U.S. Government. The value of the companies’ securities fell sharply in 2008 due to concerns that the firms did not have sufficient capital to offset losses. The U.S. Treasury has historically had the authority to purchase obligations of Fannie Mae and Freddie Mac. In addition, in 2008, due to capitalization concerns, Congress provided the U.S. Treasury with additional authority to lend Fannie Mae and Freddie Mac emergency funds and to purchase the companies’ stock, as described below. In September 2008, the U.S. Treasury and the Federal Housing Finance Agency (FHFA) announced that Fannie Mae and Freddie Mac had been placed in conservatorship.

Since 2009, Fannie Mae and Freddie Mac have received significant capital support through U.S. Treasury preferred stock purchases and Federal Reserve purchases of their mortgage backed securities. While the Federal Reserve’s purchases have terminated, the U.S. Treasury announced in December 2009 that it would continue its support for the entities’ capital as necessary to prevent a negative net worth through at least 2012. While the U.S. Treasury is committed to offset negative equity at Fannie Mae and Freddie Mac through its preferred stock purchases through 2012, no assurance can be given that the Federal Reserve, U.S. Treasury, or FHFA initiatives discussed above will ensure that Fannie Mae and Freddie Mac will remain successful in meeting their obligations with respect to the debt and mortgage-backed securities they issue beyond that date. In addition, Fannie Mae and Freddie Mac also are the subject of several continuing class action lawsuits and investigations by federal regulators over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the entities is in serious question as the U.S. Government reportedly is considering multiple options, ranging from nationalization, privatization, consolidation, or abolishment of the entities.

CMOs are debt obligations issued by special-purpose trusts, collateralized by underlying mortgage assets. Principal prepayments on underlying mortgage assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a periodic basis. The principal and interest payments on the underlying mortgage assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgage assets are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

REMICs are entities that own mortgages and elect REMIC status under the Code and, like CMOs, issue debt obligations collateralized by underlying mortgage assets that have characteristics similar to those issued by CMOs.

Investing in mortgage-backed securities is subject to certain risks, including, among others, prepayment, market and credit risks. Prepayment risk reflects the risk that borrowers may prepay their mortgages more quickly than expected, which may affect the security’s average maturity and rate of return. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise

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prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages also may be affected by home value appreciation, ease of the refinancing process and local economic conditions, among other factors. Market risk reflects the risk that the price of a security may fluctuate over time. The price of mortgage-backed securities can be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, which in turn may decrease their value. Credit risk reflects the risk that a holder of mortgage-backed securities may not receive all or part of its principal because the issuer, any credit enhancer and/or the underlying mortgage borrower has defaulted on its obligations. Credit risk is increased for mortgage-backed securities that are backed by mortgages to so-called subprime borrowers (who may pose a greater risk of defaulting on their loans) or that are subordinated to another security (i.e., if the holder of a mortgage-backed security is entitled to receive payments only after payment obligations to holders of the other security are satisfied). The more deeply subordinated the security, the greater the credit risk associated with the security will be. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than mortgage-backed securities guaranteed by the U.S. Government. The performance of mortgage-backed securities issued by private issuers generally depends on the financial health of those institutions.

Municipal Securities

Municipal securities include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities. Municipal securities can be classified into two principal categories, including “general obligation” bonds and other securities and “revenue” bonds and other securities. General obligation bonds are secured by the issuer’s full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, such as the user of the facility being financed. Municipal securities also may include “moral obligation” securities, which normally are issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the governmental entity that created the special purpose public authority. Municipal securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments – Variable- and Floating-Rate Obligations, Permissible Fund Investments – Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments – Private Placement and Other Restricted Securities for more information.

Municipal securities may include municipal bonds, municipal notes and municipal leases. Municipal bonds are debt obligations of a governmental entity that obligate the municipality to pay the holder a specified sum of money at specified intervals and to repay the principal amount of the loan at maturity.

Municipal notes may be issued by governmental entities and other tax-exempt issuers in order to finance short-term cash needs or, occasionally, to finance construction. Most municipal notes are general obligations of the issuing entity payable from taxes or designated revenues expected to be received within the relevant fiscal period. Municipal notes generally have maturities of one year or less. Municipal notes can be subdivided into two sub-categories: (i) municipal commercial paper and (ii) municipal demand obligations.

Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold, for example, to meet seasonal working capital or interim construction financing needs of a governmental entity or agency. While these obligations are intended to be paid from general revenues or

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refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

Municipal demand obligations can be subdivided into two general types: variable rate demand notes and master demand obligations. Variable rate demand notes are tax-exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand notes in which a Fund may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes generally provide that interest rates are adjustable at intervals ranging from daily to six months.
Master demand obligations are tax-exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, excluded from gross income for federal income tax purposes (but not necessarily for alternative minimum tax purposes). Although there is no secondary market for master demand obligations, such obligations are considered by a Fund to be liquid because they are payable upon demand.

Municipal lease obligations are participations in privately arranged loans to state or local government borrowers. In general, such loans are unrated, in which case they will be determined by the Investment Manager or a subadviser, as applicable, to be of comparable quality at the time of purchase to rated instruments that may be acquired by a Fund. Frequently, privately arranged loans have variable interest rates and may be backed by a bank letter of credit. In other cases, they may be unsecured or may be secured by assets not easily liquidated. Moreover, such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender.

Although lease obligations do not constitute general obligations of the municipal issuer to which the government’s taxing power is pledged, a lease obligation ordinarily is backed by the government’s covenant to budget for, appropriate, and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses that provide that the government has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a periodic basis. In the case of a “non-appropriation” lease, a Fund’s ability to recover under the lease in the event of non-appropriation or default likely will be limited to the repossession of the leased property in the event that foreclosure proves difficult.

Tender option bonds are municipal securities having relatively long maturities and bearing interest at a fixed interest rate substantially higher than prevailing short-term tax-exempt rates that is coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, to grant the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. The financial institution receives periodic fees equal to the difference between the municipal security’s coupon rate and the rate that would cause the security to trade at face value on the date of determination.

Investing in municipal securities is subject to certain risks. There are variations in the quality of municipal securities, both within a particular classification and between classifications, and the rates of return on municipal securities can depend on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of NRSROs represent their opinions as to the quality of municipal securities. It should be emphasized, however, that these ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate, and rating may have different rates of return while municipal securities of the same maturity and interest rate with different ratings may have the same rate of return.

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Because municipal securities are often issued to support health care, education, utilities, and transportation, a Fund’s investment in municipal securities may subject the Fund to risks of those sectors, including the risks described below. Companies in the health care sector are subject to extensive government regulation. Their profitability can be affected significantly and adversely by, among other factors, restrictions on government reimbursement for medical expenses, government approval of medical products and services and competitive pricing pressures. Companies in the health care sector also potentially are subject to extensive product liability and other similar litigation. Bonds related to education may be subject to the risk of unanticipated revenue decline caused by lower enrollment, higher operating costs or decreasing governmental funding. Student loan revenue bonds are subject to the risk of default and repayment deferral, periods of forbearance, changes in federal legislation, and loss of federal or state subsidies. Bonds relating to utilities are subject to the risks facing utilities companies, such as domestic and international competition and rate changes initiated by governments and their agencies. Bonds relating to transportation are highly dependent on economic conditions and fuel costs and may be adversely affected by government regulation and local and world events.

The payment of principal and interest on most municipal securities purchased by a Fund will depend upon the ability of the issuers to meet their obligations. An issuer’s obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the United States Bankruptcy Code. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.

There are particular considerations and risks relevant to investing in a portfolio of a single state’s municipal securities, such as the greater risk of the concentration of portfolio holdings. Each state’s municipal securities may include, in addition to securities issued by the relevant state and its political subdivisions, agencies, authorities and instrumentalities, securities issued by the governments of Guam, Puerto Rico or the U.S. Virgin Islands. These securities may be subject to different risks than municipal securities issued by the relevant state and its political subdivisions, agencies, authorities and instrumentalities.

The Funds ordinarily purchase municipal securities whose interest, in the opinion of bond counsel, is excluded from gross income for federal income tax purposes. The opinion of bond counsel may assert that such interest is not an item of tax preference for the purposes of the alternative minimum tax or is exempt from certain state or local taxes. There is no assurance that the applicable taxing authority will agree with this opinion. In the event, for example, the IRS determines that an issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. Only certain of the Funds qualify to pass exempt interest through to shareholders (see Special Tax Considerations pertaining to Tax-Exempt Fund under Taxation below). As a shareholder of such a Fund, you may be required to file an amended tax return under the circumstances described above, reporting such income as taxable.

For more information about the economic conditions, legal matters and key risks associated with investments in certain states, see Appendix D.

Participation Interests

Participation interests (also called pass-through certificates or securities) represent an interest in a pool of debt obligations, such as municipal bonds or notes, that have been “packaged” by an intermediary, such as a bank or broker-dealer. Participation interests typically are issued by partnerships or trusts through which a Fund receives principal and interest payments that are passed through to the holder of the participation interest from the payments made on the underlying debt obligations. The purchaser of a participation interest receives an undivided interest in the underlying debt obligations. The issuers of the underlying debt obligations make interest and principal payments to the intermediary, as an initial purchaser, which are passed through to purchasers in the secondary market, such as a Fund. Mortgage-backed securities are a common type of participation interest.

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Participation interests may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in- kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments – Variable- and Floating-Rate Obligations, Permissible Fund Investments – Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments – Private Placement and Other Restricted Securities for more information.

Loan participations also are a type of participation interest. Loan participations are interests in loans that are administered by a lending bank or agent for a syndicate of lending banks and sold by the bank or syndicate members.

Investing in participation interests is subject to certain risks. Participation interests generally are subject to the credit risk associated with the underlying borrowers. If the underlying borrower defaults, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if a Fund had purchased a direct obligation of the borrower. A Fund also may be deemed a creditor of the lending bank or syndicate members and be subject to the risk that the lending bank or syndicate members may become insolvent.

Preferred Stock

Preferred stock represents units of ownership of a corporation that frequently have dividends that are set at a specified rate. Preferred stock has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock shares some of the characteristics of both debt and equity. Preferred stock ordinarily does not carry voting rights. Most preferred stock is cumulative; if dividends are passed (i.e., not paid for any reason), they accumulate and must be paid before common stock dividends. Participating preferred stock entitles its holders to share in profits above and beyond the declared dividend, along with common shareholders, as distinguished from nonparticipating preferred stock, which is limited to the stipulated dividend. Convertible preferred stock is exchangeable for a given number of shares of common stock and thus tends to be more volatile than nonconvertible preferred stock, which generally behaves more like a fixed income bond. Preferred stock may be privately placed or publicly offered. See Permissible Fund Investments – Private Placement and Other Restricted Securities for more information.

Auction preferred stock (APS) is a type of adjustable-rate preferred stock with a dividend determined periodically in a Dutch auction process by corporate bidders. Shares typically are bought and sold at face values generally ranging from $100,000 to $500,000 per share.

In addition to reinvestment risk if interest rates fall, some specific risks with regard to APS include:

•

Failed auction: A breakdown of the auction process can occur. In the event that the process fails, the rate is reset at the maximum applicable rate, which is usually described in the prospectuses and typically is influenced by the issuer’s credit rating. In a failed auction, current shareholders generally are unable to sell some, or all, of the shares when the auction is completed. Typically, the liquidity for APS that have experienced a failed auction becomes very limited. If a failed auction were to occur, the shareholder generally would hold his or her shares until the next auction. Should there not be subsequent auctions that “cure” the failed process, the shareholder may: (1) hold the APS in anticipation of a refinancing by the issuer that would cause the APS to be called, or (2) hold securities either indefinitely or in anticipation of the development of a secondary market.

•	Early call risk: APS generally is redeemable at any time, usually upon notice, at the issuer’s option, at par plus accrued dividends.

Investing in preferred stock is subject to certain risks. For example, stock market risk is the risk that the value of such stocks, like the broader stock markets, may decline over short or even extended periods. Domestic and foreign stock markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. The value of individual stocks will rise and decline based on factors specific to each corporation, such as changes in earnings or management.

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Investing in preferred stock also may involve the risks applicable to investing in a particular company. For example, stocks of smaller companies tend to have greater price fluctuations than stocks of larger companies because, among other things, they trade less frequently and in lower volumes, are more susceptible to changes in economic conditions, are more reliant on singular products or services and are more vulnerable to larger competitors. Stocks of these companies may have a higher potential for gains but also are subject to greater risk of loss.

Investing in preferred stock also may involve the risks applicable to investing in a particular industry, such as technology, financial services, consumer goods or natural resources (e.g., oil and gas). To some extent, the prices of stocks tend to move by industry sector. When market conditions favorably affect, or are expected to favorably affect, an industry, the prices of the stocks of companies in that industry tend to rise. Conversely, negative news or a poor outlook for a particular industry can cause the value of those companies’ stock to decline.

Private Placement and Other Restricted Securities

Private placement securities are securities that have been privately placed and are not registered under the 1933 Act. They are eligible for sale only to certain eligible investors. Private placements often may offer attractive opportunities for investment not otherwise available on the open market. Private placement and other “restricted” securities often cannot be sold to the public without registration under the 1933 Act or the availability of an exemption from registration (such as Rules 144 or 144A), or they are “not readily marketable” because they are subject to other legal or contractual delays in or restrictions on resale. Asset-backed securities, common stock, convertible securities, corporate debt securities, foreign securities, low and below investment grade securities, money market instruments, mortgage-backed securities, municipal securities, participation interests, preferred stock and other types of equity and debt instruments may be privately placed or restricted securities.

Private placements typically may be sold only to qualified institutional buyers (or, in the case of the initial sale of certain securities, such as those issued in collateralized debt obligations or collateralized loan obligations, to accredited investors (as defined in Rule 501(a) under the 1933 Act), or in a privately negotiated transaction or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration.

Investing in private placement and other restricted securities is subject to certain risks. Private placements may be considered illiquid securities. Private placements typically are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing a Fund’s net asset value due to the absence of a trading market.

Real Estate Investment Trusts and Master Limited Partnerships

REITs are entities that either own properties or make construction or mortgage loans and also may include operating or finance companies. An equity REIT generally holds equity positions in real estate and seeks to provide its shareholders with income from the leasing of its properties and with capital gains from any sales of properties. A mortgage REIT generally specializes in lending money to owners of properties and passes through any interest income it may earn to its shareholders.

Partnership units of real estate and other types of companies sometimes are organized as master limited partnerships in which ownership interests are publicly traded. Master limited partnerships often own several

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properties or businesses (or directly own interests) that are related to real estate development and the oil and gas industries, but they also may finance motion pictures, research and development and other projects.

Equity investments in REITs are subject to certain risks associated with direct ownership of real estate, including, for example, declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. REITs also may be subject to interest rate risk. In general, increases in interest rates will decrease the value of high-yield securities and increase the costs of obtaining financing, which could decrease the value of a REIT’s investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. Both equity and mortgage REITs are dependent upon management skills. REITs also may be subject to heavy cash flow dependency, defaults by borrowers, and the possibility of failing to qualify for preferential tax treatment under the Code, which could adversely affect dividend payments. REITs also may not be diversified.

Equity investments in master limited partnerships generally are subject to the risks applicable to investing in a partnership as opposed to a corporation, which may include fewer protections afforded to investors. Additional risks include those associated with the specific industries in which a master limited partnership invests, such as the risks associated with investing in the real estate or oil and gas industries.

Repurchase Agreements

Repurchase agreements are agreements under which a Fund acquires a security for a relatively short period of time subject to the obligation of a seller to repurchase and a Fund to resell such security at a fixed time and price (representing a Fund’s cost plus interest). Repurchase agreements also may be viewed as loans made by a Fund that are collateralized by the securities subject to repurchase. A Fund typically will enter into repurchase agreements only with commercial banks, registered broker-dealers and the Fixed Income Clearing Corporation. Such transactions are monitored to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including any accrued interest. Repurchase agreements generally are subject to counterparty risk.

If a counterparty defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale are less than the resale price provided in the repurchase agreement including interest. In the event that a counterparty fails to perform because it is insolvent or otherwise subject to insolvency proceedings against it, a Fund’s right to take possession of the underlying securities would be subject to applicable insolvency law and procedure, including an automatic stay (which would preclude immediate enforcement of a Fund’s rights) and exemptions thereto (which would permit a Fund to take possession of the underlying securities or to void a repurchase agreement altogether). Since it is possible that an exemption from the automatic stay would not be available, a Fund might be prevented from immediately enforcing its rights against the counterparty. Accordingly, if a counterparty becomes insolvent or otherwise subject to insolvency proceedings against it, a Fund may incur delays in or be prevented from liquidating the underlying securities and could experience losses, including the possible decline in value of the underlying securities during the period in which a Fund seeks to enforce its rights thereto, possible subnormal levels of income or lack of access to income during such time, as well as the costs incurred in enforcing a Fund’s rights. For example, if a Fund enters into a repurchase agreement with a broker that becomes insolvent, it is possible for the Securities Investor Protection Corporation (SIPC) to institute a liquidation proceeding in federal court against the broker counterparty which could lead to a foreclosure by SIPC of the underlying securities or SIPC may stay, or preclude, a Fund’s ability under contract to terminate the repurchase agreement.

Reverse Repurchase Agreements

Reverse repurchase agreements are agreements under which a Fund sells a security subject to the obligation of a buyer to resell and a Fund to repurchase such security at a fixed time and price. Reverse repurchase agreements also may be viewed as borrowings made by a Fund.

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Reverse repurchase agreements involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Fund’s obligation to repurchase the securities. In addition, reverse repurchase agreements are techniques involving leverage, and are subject to asset coverage requirements. Under the requirements of the 1940 Act, a Fund is required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings.

Sovereign Debt

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. (See also Permissible Fund Investments – Foreign Securities.) In addition, there may be no legal recourse against a sovereign debtor in the event of default.

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis that led to defaults and the restructuring of certain indebtedness.

Sovereign debt includes Brady Bonds, which are securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness.

Standby Commitments

Standby commitments are securities under which a purchaser, usually a bank or broker-dealer, agrees to purchase, for a fee, an amount of a Fund’s municipal obligations. The amount payable by a bank or broker-dealer to purchase securities subject to a standby commitment typically will be substantially the same as the value of the underlying municipal securities. A Fund may pay for standby commitments either separately in cash or by paying a higher price for portfolio securities that are acquired subject to such a commitment.

Using standby commitments is subject to certain risks. Standby commitments are subject to the risk that a counterparty will not fulfill its obligation to purchase securities subject to a standby commitment.

Stripped Securities

Stripped securities are securities that evidence ownership in either the future interest or principal payments on an instrument. There are many different types and variations of stripped securities. For example, Separate Trading of Registered Interest and Principal Securities (STRIPS), can be component parts of a U.S. Treasury security where the principal and interest components are traded independently through DTC, a clearing agency registered pursuant to Section 17A of the 1934 Act and created to hold securities for its participants, and to facilitate the clearance and settlement of securities transactions between participants through electronic computerized book-entries, thereby eliminating the need for physical movement of certificates. Treasury Investor Growth Receipts (TIGERs) are U.S. Treasury securities stripped by brokers. Stripped mortgage-backed securities, or SMBS, also can be issued by the U.S. Government or its agencies. Stripped securities may be structured as fixed-, variable- or floating-rate obligations. See Permissible Fund Investments – Variable- and Floating-Rate Obligations for more information.

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SMBS usually are structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed assets. Common types of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage-backed assets, while another class receives most of the interest and the remainder of the principal.

Investing in stripped securities is subject to certain risks. If the underlying obligations experience greater than anticipated prepayments of principal, a Fund may fail fully to recoup its initial investment in such securities. The market value of the class consisting primarily or entirely of principal payments can be especially volatile in response to changes in interest rates. The rates of return on a class of SMBS that receives all or most of the interest are generally higher than prevailing market rates of return on other mortgage-backed obligations because their cash flow patterns also are volatile and there is a greater risk that the initial investment will not be recouped fully.

U.S. Government and Related Obligations

U.S. Government obligations include U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. Government or by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. Government differ in their interest rates, maturities and time of issuance, as well as with respect to whether they are guaranteed by the U.S. Government. U.S. Government and related obligations may be structured as fixed-, variable- or floating-rate obligations. See Permissible Fund Investments – Variable- and Floating-Rate Obligations for more information.

U.S. Government obligations also include senior unsecured debt securities issued between October 14, 2008 and June 30, 2009 by eligible issuers (including U.S. depository institutions insured by the FDIC (and certain affiliates), U.S. bank holding companies and certain U.S. savings and loan holding companies) that are guaranteed by the FDIC under its Temporary Liquidity Guarantee Program (the TLGP). The FDIC’s guarantee under the TLGP will expire upon the earlier of (i) maturity of such security or (ii) June 30, 2012. It is the view of the FDIC and the staff of the Securities and Exchange Commission that any debt security that is guaranteed by the FDIC under the TLGP and that has a maturity that ends on or before June 30, 2012 would be a security exempt from registration under Section 3(a)(2) of the Securities Act of 1933 because such security would be fully and unconditionally guaranteed by the FDIC.

Investing in securities guaranteed under the TLGP is subject to certain risks. Given that there is a limited track record for securities guaranteed under the TLGP, it is uncertain whether such securities will continue to trade in line with recent experience in relation to treasury and government agency securities in terms of yield spread and the volatility of such spread and it is uncertain how such securities will trade in the secondary market and whether that market will be liquid or illiquid. The TLGP is subject to change. In order to collect from the FDIC under the TLGP, a claims process must be followed. Failure to follow the claims process could result in a loss to the right to payment under the guarantee. In addition, guarantee payments by the FDIC under the TLGP may be delayed.

Investing in U.S. Government and related obligations is subject to certain risks. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency or instrumentality and, as a result, may be subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Obligations of U.S. Government agencies, authorities, instrumentalities and sponsored enterprises historically have involved limited risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law.

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On August 5, 2011, S&P lowered its long-term sovereign credit rating for the United States of America to “AA+” from “AAA.” Because a Fund may invest in U.S. Government obligations, the value of a Fund’s shares may be adversely affected by S&P’s downgrade or any future downgrades of the U.S. Government’s credit rating. While the long-term impact of the downgrade is uncertain, it could, for example, lead to increased volatility in the short-term. See Appendix A for a description of securities ratings.

Variable- and Floating-Rate Obligations

Variable- and floating-rate obligations provide for periodic adjustments in the interest rate and, under certain circumstances, varying principal amounts. Unlike a fixed interest rate, a variable, or floating, rate is one that rises and declines based on the movement of an underlying index of interest rates and may pay interest at rates that are adjusted periodically according to a specified formula. Asset-backed securities, bank obligations, convertible securities, corporate debt securities, foreign securities, low and below investment grade securities, money market instruments, mortgage-backed securities, municipal securities, participation interests, stripped securities, U.S. Government and related obligations and other types of debt instruments may be structured as variable- and floating-rate obligations.

Investing in variable- and floating-rate obligations is subject to certain risks. Variable- and floating-rate obligations may involve direct lending arrangements between the purchaser and the issuer and there may be no active secondary market, making it difficult to resell such obligations to a third party. Variable- and floating-rate obligations also may be subject to interest rate and credit risks. Changes in interest rates can affect the rate of return on such obligations. If an issuer of a variable- or floating-rate obligation defaults, a Fund could sustain a loss to the extent of such default.

Warrants and Rights

Warrants and rights are types of securities that give a holder a right to purchase shares of common stock. Warrants usually are issued together with a bond or preferred stock and entitle a holder to purchase a specified amount of common stock at a specified price typically for a period of years. Rights usually have a specified purchase price that is lower than the current market price and entitle a holder to purchase a specified amount of common stock typically for a period of only weeks. Warrants may be used to enhance the marketability of a bond or preferred stock.

Warrants and rights may be subject to the risk that the securities could lose value. There also is the risk that the potential exercise price may exceed the market price of the warrants or rights, such as when there is no movement in the market price or the market price of such securities declines.

When-Issued, Delayed Delivery and Forward Commitment Transactions

When-issued, delayed delivery and forward commitment transactions involve the purchase or sale of securities by a Fund, with payment and delivery taking place in the future. When engaging in when-issued, delayed delivery and forward commitment transactions, a Fund typically will hold cash or liquid securities in a segregated account in an amount equal to or greater than the purchase price. The payment obligation and, if applicable, the interest rate that will be received on the securities, are fixed at the time that a Fund agrees to purchase the securities. A Fund generally will enter into when-issued, delayed delivery and forward commitment transactions only with the intention of completing such transactions. However, the Investment Manager or a subadviser may determine not to complete a transaction if it deems it appropriate. In such cases, a Fund may realize short-term gains or losses.

When-issued, delayed delivery and forward commitment transactions involve the risks that the securities purchased may fall in value by the time they actually are issued or that the other party may fail to honor the contract terms. A Fund that invests in delayed delivery securities may rely on a third party to complete the

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transaction. Failure by a third party to deliver a security purchased on a delayed delivery basis may result in a financial loss to a Fund or the loss of an opportunity to make an alternative investment.

Zero-Coupon, Pay-in-Kind and Step-Coupon Securities

Zero-coupon, pay-in-kind and step-coupon securities are types of debt instruments that do not necessarily make payments of interest in fixed amounts or at fixed intervals. Asset-backed securities, convertible securities, corporate debt securities, foreign securities, low and below investment grade securities, mortgage-backed securities, municipal securities, participation interests, stripped securities, U.S. Government and related obligations and other types of debt instruments may be structured as zero-coupon, pay-in-kind and step-coupon securities.

Zero-coupon securities do not pay interest on a current basis but instead accrue interest over the life of the security. These securities include, among others, zero-coupon bonds, which either may be issued at a discount by a corporation or government entity or may be created by a brokerage firm when it strips the coupons from a bond or note and then sells the bond or note and the coupon separately. This technique is used frequently with U.S. Treasury bonds, and zero-coupon securities are marketed under such names as CATS (Certificate of Accrual on Treasury Securities), TIGERs or STRIPS. Zero-coupon bonds also are issued by municipalities. Buying a municipal zero-coupon bond frees its purchaser of the obligation to pay regular federal income tax on imputed interest, since the interest is exempt for regular federal income tax purposes. Zero-coupon certificates of deposit and zero-coupon mortgages are generally structured in the same fashion as zero-coupon bonds; the certificate of deposit holder or mortgage holder receives face value at maturity and no payments until then.

Pay-in-kind securities normally give the issuer an option to pay cash at a coupon payment date or to give the holder of the security a similar security with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

Step-coupon securities trade at a discount from their face value and pay coupon interest. The coupon rate is paid according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issue.

Zero-coupon, step-coupon and pay-in-kind securities holders generally have substantially all the rights and privileges of holders of the underlying coupon obligations or principal obligations. Holders of these securities have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer and are not required to act in concert with other holders of such securities.

Investing in zero-coupon, pay-in-kind and step-coupon securities is subject to certain risks, including that market prices of zero-coupon, pay-in-kind and step-coupon securities generally are more volatile than the prices of securities that pay interest periodically and in cash, and are likely to respond to changes in interest rates to a greater degree than other types of debt securities.

Because zero-coupon securities bear no interest, they are volatile. Since zero-coupon bondholders do not receive interest payments, zero-coupon securities fall more dramatically than bonds paying interest on a current basis when interest rates rise. However, when interest rates fall, zero-coupon securities rise more rapidly in value than interest paying bonds.

Borrowings

Each Fund has a fundamental policy with respect to borrowing that can be found under the heading About the Funds’ Investments – Fundamental and Non-Fundamental Investment Policies. Specifically, each Fund

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may not borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds. In general, pursuant to the 1940 Act, a Fund may borrow money only from banks in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount must be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

The Funds participate in a committed line of credit (Line of Credit). Any advance under the Line of Credit is contemplated primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely sale of portfolio securities.

Pursuant to an exemptive order from the SEC, a Fund may, subject to certain conditions, borrow money from or lend money to other funds in the Columbia Funds Family or any other registered investment company advised by the Investment Manager or its affiliates for temporary emergency purposes in order to facilitate redemption requests, or for other purposes consistent with Fund investment policies and restrictions. All loans are set at an interest rate between the rates charged on overnight repurchase agreements and short-term bank loans.

Short Sales

A Fund may sometimes sell securities short when it owns an equal amount of such securities as those securities sold short. This is a technique known as selling short “against the box.” If a Fund makes a short sale “against the box,” it would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. To secure its obligation to deliver securities sold short, a Fund will deposit in escrow in a separate account with the custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. A Fund can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by a Fund, because a Fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

Short sales “against the box” entail many of the same risks and considerations described below regarding short sales not “against the box.” However, when a Fund sells short “against the box” it typically limits the amount of securities that it has leveraged. A Fund’s decision to make a short sale “against the box” may be a technique to hedge against market risks when the Investment Manager or a subadviser believes that the price of a security may decline, causing a decline in the value of a security owned by a Fund or a security convertible into or exchangeable for such security. In such case, any future losses in a Fund’s long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities a Fund owns, either directly or indirectly, and, in the case where a Fund owns convertible securities, changes in the investment values or conversion premiums of such securities. Short sales may have adverse tax consequences to a Fund and its shareholders.

Subject to its fundamental and non-fundamental investment policies, a Fund may engage in short sales that are not “against the box,” which are sales by a Fund of securities or commodity futures contracts that it does not own in hopes of purchasing the same security, contract or instrument at a later date at a lower price. The technique is also used to protect a profit in a long-term position in a security or commodity futures contract or other instrument. To make delivery to the buyer, a Fund must borrow or purchase the security. If borrowed, a Fund is then obligated to replace the security borrowed from the third party, so a Fund must purchase the security at the market price at a later time. If the price of the security has increased during this time, then a Fund will incur a loss equal to the increase in price of the security from the time of the short sale plus any premiums and interest paid to the third party. (Until the security is replaced, a Fund is required to pay to the lender amounts

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equal to any dividends or interest which accrue during the period of the loan. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.)

Short sales by a Fund that are not made “against the box” create opportunities to increase a Fund’s return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Because a Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, a Fund’s NAV per share tends to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest a Fund may be required to pay in connection with the short sale. Short sales could potentially involve unlimited loss, as the market price of securities sold short may continually increase, although a Fund can mitigate any such losses by replacing the securities sold short. Under adverse market conditions, a Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales. There is also the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to a Fund.

A Fund’s successful use of short sales also will be subject to the ability of the Investment Manager or a subadviser to predict movements in the directions of the relevant market. A Fund therefore bears the risk that the Investment Manager or a subadviser will incorrectly predict future price directions. In addition, if a Fund sells a security short, and that security’s price goes up, a Fund will have to make up the margin on its open position (i.e., purchase more securities on the market to cover the position). It may be unable to do so and thus its position may not be closed out. There can be no assurance that a Fund will not incur significant losses in such a case.

In the view of the SEC, a short sale involves the creation of a “senior security” as such term is defined in the 1940 Act, unless the sale is “against the box” and the securities sold short are placed in a segregated account (not with the broker), or unless a Fund’s obligation to deliver the securities sold short is “covered” by placing in a segregated account (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any such collateral required to be deposited with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash, U.S. Government securities or other liquid debt or equity securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.

Lending of Portfolio Securities

To generate additional income, a Fund may lend up to 33%, or such lower percentage specified by the Fund or Investment Manager, of the value of its total assets (including securities out on loan) to broker-dealers, banks or other institutional borrowers of securities. JPMorgan Chase Bank, N.A. serves as lending agent (the Lending Agent) to the Funds pursuant to a securities lending agreement (the Securities Lending Agreement) approved by the Board.

Under the Securities Lending Agreement, the Lending Agent loans securities to approved borrowers pursuant to borrower agreements in exchange for collateral equal to at least 100% of the market value of the loaned securities. Collateral may consist of cash, securities issued by the U.S. Government or its agencies or instrumentalities (collectively, “U.S. Government securities”) or such other collateral as may be approved by the Board. For loans secured by cash, the Fund retains the interest earned on cash collateral investments, but is required to pay the borrower a rebate for the use of the cash collateral. For loans secured by U.S. Government

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securities, the borrower pays a borrower fee to the Lending Agent on behalf of the Fund. If the market value of the loaned securities goes up, the Lending Agent will require additional collateral from the borrower. If the market value of the loaned securities goes down, the borrower may request that some collateral be returned. During the existence of the loan, the lender will receive from the borrower amounts equivalent to any dividends, interest or other distributions on the loaned securities, as well as interest on such amounts.

Loans are subject to termination by a Fund or a borrower at any time. A Fund may choose to terminate a loan in order to vote in a proxy solicitation if the Fund has knowledge of a material event to be voted on that would affect the Fund’s investment in the loaned security.

Securities lending involves counterparty risk, including the risk that a borrower may not provide additional collateral when required or return the loaned securities in a timely manner. Counterparty risk also includes a potential loss of rights in the collateral if the borrower or the Lending Agent defaults or fails financially. This risk is increased if a Fund’s loans are concentrated with a single borrower or limited number of borrowers. There are no limits on the number of borrowers a Fund may use and a Fund may lend securities to only one or a small group of borrowers. Funds participating in securities lending also bear the risk of loss in connection with investments of cash collateral received from the borrowers. Cash collateral is invested in accordance with investment guidelines contained in the Securities Lending Agreement and approved by the Board. Some or all of the cash collateral received in connection with the securities lending program may be invested in one or more pooled investment vehicles, including, among other vehicles, money market funds managed by the Lending Agent (or its affiliates). The Lending Agent shares in any income resulting from the investment of such cash collateral, and an affiliate of the Lending Agent may receive asset-based fees for the management of such pooled investment vehicles, which may create a conflict of interest between the Lending Agent (or its affiliates) and the Fund with respect to the management of such collateral. To the extent that the value or return of a Fund’s investments of the cash collateral declines below the amount owed to a borrower, a Fund may incur losses that exceed the amount it earned on lending the security. The Lending Agent will indemnify a Fund from losses resulting from a borrower’s failure to return a loaned security when due, but such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any loss incurred by the Funds in connection with the securities lending program.

Although one or more of the other risks described in this SAI may apply, the largest risk associated with the lending of portfolio securities includes: Credit Risk.

Portfolio Turnover

A change in the securities held by a Fund is known as “portfolio turnover.” High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in adverse tax consequences to a Fund’s shareholders. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. For each Fund’s portfolio turnover rate, see the Fees and Expenses of the Fund – Portfolio Turnover section in the prospectuses for that Fund.

The portfolio turnover rate for Masters International Equity Portfolio increased during the fiscal year ended March 31, 2011 because the Fund changed its allocation to underlying funds. The portfolio turnover rate for LifeGoal Income Portfolio increased for the fiscal year ended March 31, 2011. A broader array of underlying funds was made available for the Fund’s investment. The Fund’s assets were transferred among the underlying funds in response to changes in the financial markets and to take advantage of new investment opportunities, each of which contributed to the increase in the portfolio turnover rate of LifeGoal Income Portfolio as well as the other LifeGoal Portfolios.

In any particular year, market conditions may result in greater rates than are presently anticipated. The rate of a Fund’s turnover may vary significantly from time to time depending on the volatility of economic and market conditions.

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Disclosure of Portfolio Information

The Board and the Investment Manager believe that the investment ideas of the Investment Manager with respect to portfolio management of a Fund should benefit the Fund and its shareholders, and do not want to afford speculators an opportunity to profit by anticipating Fund trading strategies or by using Fund portfolio holdings information for stock picking. However, the Board also believes that knowledge of a Fund’s portfolio holdings can assist shareholders in monitoring their investments, making asset allocation decisions, and evaluating portfolio management techniques.

The Board has therefore adopted policies and procedures relating to disclosure of the Funds’ portfolio securities. These policies and procedures are intended to protect the confidentiality of Fund portfolio holdings information and generally prohibit the release of such information until such information is made available to the general public. It is the policy of the Funds not to provide or permit others to provide portfolio holdings on a selective basis, and the Investment Manager does not intend to selectively disclose portfolio holdings or expect that such holdings information will be selectively disclosed, except where necessary for the Funds’ operation or where there are other legitimate business purposes for doing so and, in any case, where conditions are met that are designed to protect the interests of the Funds and their shareholders.

Certain limited exceptions that have been approved consistent with the policies and procedures are described below. The Board is updated as needed regarding compliance with these policies and procedures. The policies and procedures prohibit the Investment Manager and a Fund’s other service providers from entering into any agreement to disclose Fund portfolio holdings information in exchange for any form of consideration. The same policies and procedures apply to all categories of Columbia Funds and include some variations tailored to the different categories of Columbia Funds. Accordingly, some of the provisions described below do not apply to the Columbia Funds covered by this SAI. The Investment Manager also has adopted policies and procedures to monitor for compliance with these portfolio holdings disclosure policies and procedures.

Although the Investment Manager seeks to limit the selective disclosure of portfolio holdings information and such selective disclosure is monitored under the Funds’ compliance program for conformity with the policies and procedures, there can be no assurance that these policies will protect the Funds from the potential misuse of holdings information by individuals or firms in possession of that information.

Public Disclosures

The Funds’ portfolio holdings are currently disclosed to the public through filings with the SEC and postings on the Funds’ website. The information is available on the Funds’ website as described below.

•

For equity, convertible and balanced Funds (other than the equity Funds identified below) and Columbia Risk Allocation Fund, a complete list of Fund portfolio holdings as of month-end is posted approximately, but no earlier than, 15 calendar days after such month-end.

•

For Funds that are subadvised by Brandes and Marsico, Columbia Frontier Fund, Columbia Select Small Cap Fund, Columbia Small Cap Growth Fund I and Small Cap Growth Fund II, a complete list of Fund portfolio holdings as of month end is posted approximately, but no earlier than, 30 calendar days after such month-end.

•	For fixed-income Funds, a complete list of Fund portfolio holdings as of calendar quarter-end is posted approximately, but no earlier than, 30 calendar days after such quarter-end.

•

For money market Funds, a complete list of Fund portfolio holdings as of month-end is posted no later than five business days after such month-end. Such month-end holdings are continuously available on the website for at least six months, together with a link to an SEC webpage where a user of the website may obtain access to the Fund’s most recent 12 months of publicly available filings on Form N-MFP. Money market Fund portfolio holdings information posted on the website, at minimum, includes with respect to each holding, the name of the issuer, the category of investment (e.g., Treasury debt,

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government agency debt, asset backed commercial paper, structured investment vehicle note), the CUSIP number (if any), the principal amount, the maturity date (as determined under Rule 2a-7 for purposes of calculating weighted average maturity), the final maturity date (if different from the maturity date previously described), coupon or yield and the amortized cost value. The money market Funds will also disclose on the website the overall weighted average maturity and weighted average life maturity of a holding.

Portfolio holdings of Funds owned solely by affiliates of the Investment Manager are not disclosed on the website. A complete schedule of each Fund’s portfolio holdings is available semi-annually and annually in shareholder reports filed on Form N-CSR and, after the first and third fiscal quarters, in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC in accordance with federal securities laws. Shareholders may obtain each Columbia Fund’s Form N-CSR and N-Q filings on the SEC’s website at www.sec.gov. In addition, each Columbia Fund’s Form N-CSR and N-Q filings may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 202.551.8090 for information about the SEC’s website or the operation of the public reference room.

In addition, the Investment Manager makes publicly available information regarding certain Funds’ largest five to fifteen holdings, as a percentage of the market value of the Funds’ portfolios as of a month-end. This holdings information is made publicly available approximately 15 calendar days following the month-end. The scope of the information that is made available on the Funds’ websites pursuant to the Funds’ policies may change from time to time without prior notice.

The Investment Manager may also disclose more current portfolio holdings information as of specified dates on the Columbia Funds’ website.

The Columbia Funds, the Investment Manager and their affiliates may include portfolio holdings information that already has been made public through a website posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that the information is disclosed no earlier than when the information is disclosed publicly on the funds’ website or no earlier than the time a fund files such information in a publicly available SEC filing required to include such information.

Other Disclosures

The Funds’ policies and procedures provide that no disclosures of the Funds’ portfolio holdings may be made prior to the portfolio holdings information being made available to the general public unless (i) the Funds have a legitimate business purpose for making such disclosure, (ii) the Funds or their authorized agents authorize such non-public disclosure of information, and (iii) the party receiving the non-public information enters into an appropriate confidentiality agreement or is otherwise subject to a confidentiality obligation.

In determining the existence of a legitimate business purpose for making portfolio disclosures, the following factors, among others, are considered: (i) any prior disclosure must be consistent with the anti-fraud provisions of the federal securities laws and the fiduciary duties of the Investment Manager; (ii) any conflicts of interest between the interests of Fund shareholders, on the one hand, and those of the Investment Manager, the Distributor or any affiliated person of a Fund, the Investment Manager or Distributor on the other; and (iii) any prior disclosure to a third party, although subject to a confidentiality agreement, would not make conduct lawful that is otherwise unlawful.

In addition, the Funds periodically disclose their portfolio information on a confidential basis to various service providers that require such information to assist the Funds with their day-to-day business affairs. In addition to the Investment Manager and its affiliates, these service providers include each Fund’s subadvisor(s) (if any), affiliates of the Investment Manager, the Funds’ custodian, subcustodians, the Funds’ independent registered public accounting firm, legal counsel, operational system vendors, financial printers, proxy solicitor

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and proxy voting service provider, as well as ratings agencies that maintain ratings on certain Funds. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Funds. The Funds also may disclose portfolio holdings information to broker-dealers and certain other entities in connection with potential transactions and management of the Funds, provided that reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information.

The Fund also discloses portfolio holdings information as required by federal, state or international securities laws, and may disclose portfolio holdings information in response to requests by governmental authorities, or in connection with litigation or potential litigation, a restructuring of a holding, where such disclosure is necessary to participate or explore participation in a restructuring of the holding (e.g., as part of a bondholder group), or to the issuer of a holding, pursuant to a request of the issuer or any other party who is duly authorized by the issuer.

The Board has adopted policies to ensure that the Fund’s portfolio holdings information is only disclosed in accordance with these policies. Before any selective disclosure of portfolio holdings information is permitted, the person seeking to disclose such holdings information must submit a written request to the Portfolio Holdings Committee (PHC). The PHC is comprised of members from the Investment Manager’s legal department, compliance department, and the Funds’ President. The PHC is authorized by the Board to perform an initial review of requests for disclosure of holdings information to evaluate whether there is a legitimate business purpose for selective disclosure, whether selective disclosure is in the best interests of a Fund and its shareholders, to consider any potential conflicts of interest between the Fund, the Investment Manager, and its affiliates, and to safeguard against improper use of holdings information. Factors considered in this analysis are whether the recipient has agreed to or has a duty to keep the holdings information confidential and whether risks have been mitigated such that the recipient has agreed or has a duty to use the holdings information only as necessary to effectuate the purpose for which selective disclosure may be authorized, including a duty not to trade on such information. Before portfolio holdings may be selectively disclosed, requests approved by the PHC must also be authorized by the Fund’s President, Chief Compliance Officer or General Counsel/Chief Legal Officer or their respective designees. On at least an annual basis, the PHC reviews the approved recipients of selective disclosure and may require a resubmission of the request, in order to re-authorize certain ongoing arrangements. These procedures are intended to be reasonably designed to protect the confidentiality of Fund holdings information and to prohibit their release to individual investors, institutional investors, intermediaries that distribute the Funds’ shares, and other parties, until such holdings information is made public or unless such persons have been authorized to receive such holdings information on a selective basis, as set forth above.

Ongoing Portfolio Holdings Disclosure Arrangements

The Funds currently have ongoing arrangements with certain approved recipients with respect to the disclosure of portfolio holdings information prior to such information being made public. Portfolio holdings information disclosed to such recipients is current as of the time of its disclosure, is disclosed to each recipient solely for purposes consistent with the services described below and has been authorized in accordance with the policy. No compensation or consideration is received in exchange for this information. In addition to the daily information provided to a Fund’s custodians, subcustodians, administrator and investment advisers, the following disclosure arrangements are in place:

IDENTITY OF RECIPIENT	CONDITIONS/RESTRICTIONS ON USE OF INFORMATION	FREQUENCY OF DISCLOSURE
Advent/AXYS	Portfolio accounting system utilized by Marsico, subadviser to certain Columbia Funds, for both portfolio accounting and internal recordkeeping purposes.	Ad Hoc

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IDENTITY OF RECIPIENT	CONDITIONS/RESTRICTIONS ON USE OF INFORMATION	FREQUENCY OF DISCLOSURE
Barclays Capital	Use for analytics including risk and attribution assessment.	Daily

Bitlathe LLC	Website support for Fund holdings and performance disclosure.	Monthly

Bloomberg	Use for portfolio analytics.	Daily

Bloomberg	Use for independent research of Funds. Sent monthly, approximately 30 days after month end.	Monthly

Cenveo, Inc.	May be used for printing of prospectuses, factsheets, annual and semi-annual reports.	As Needed

Citigroup	Access when assisting in resolving technical difficulties with Yield Book, an analytic software program that the Investment Manager uses to perform ongoing risk analysis and management of certain fixed income Columbia Funds and fixed income separately managed accounts.	Daily

CMS Bondedge	Access when assisting in resolving technical difficulties with application used by the Investment Manager’s Fixed Income Portfolio Management team as an analytical and trading tool.	Ad Hoc

FactSet Research Systems, Inc.	Use for provision of quantitative analytics, charting and fundamental data to the Investment Manager and Marsico, subadviser to certain Columbia Funds.	Daily

Harte Hanks	May be used for printing of prospectuses, factsheets, annual and semi-annual reports.	As Needed

Institutional Shareholder Services (ISS)	Proxy voting administration and research on proxy matters.	Daily

Investment Technology Group	Order management system utilized by Marsico, subadviser to certain Columbia Funds, that stores trading data and is used for trading and compliance purposes.	Ad Hoc

Investment Technology Group	Evaluation and assessment of trading activity, execution and practices by the Investment Manager.	Quarterly

InvestorTools, Inc.	Access granted solely for the purpose of testing back office conversion of trading systems.	Daily

InvestorTools, Inc.	Provide descriptive data for municipal securities.	Daily

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IDENTITY OF RECIPIENT	CONDITIONS/RESTRICTIONS ON USE OF INFORMATION	FREQUENCY OF DISCLOSURE
Kynex	Use to provide portfolio attribution reports for the Convertible Securities Fund.	Daily

Linedata Services, Inc.	Access when assisting in resolving technical difficulties with the software for the Longview Trade Order Management System.	Ad Hoc

Lipper/Thomson Reuters Corp. (Lipper)	Information provided monthly with a 30 day lag to assure accuracy of Lipper Fact Sheets.	Monthly

Malaspina Communications	Use to facilitate writing, publishing and mailing Columbia Fund shareholder reports and communications including shareholder letters and management’s discussion of Columbia Fund performance.	Quarterly

Merrill Corporation	May provide Edgar filing and typesetting services, as well as printing of prospectuses, factsheets, annual and semi-annual reports.	As Needed

Morningstar, Inc.	For independent research and ranking of funds. Provided monthly with a 30 day lag	Monthly

R.R. Donnelley & Sons Company	May provide Edgar filing and typesetting services, as well as printing of prospectuses, factsheets, annual and semi-annual reports.	As needed

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INVESTMENT ADVISORY AND OTHER SERVICES

The Investment Manager and Investment Advisory Services

Columbia Management Investment Advisers, LLC (formerly, RiverSource Investments, LLC) (the Investment Manager or Adviser) is the investment adviser and administrator of the Funds. The Investment Manager is a wholly-owned subsidiary of Ameriprise Financial. Ameriprise Financial is located at 1099 Ameriprise Financial Center, Minneapolis, MN 55474. The Investment Manager is located at 225 Franklin Street, Boston, MA 02110. Prior to May 1, 2010, Columbia Management Advisors, LLC (the Previous Adviser and Previous Administrator), a wholly-owned subsidiary of Bank of America, was the Funds’ investment adviser and administrator.

The International Value Fund is a Feeder Fund and does not pay investment advisory fees because it invests all of its assets in Columbia International Value Master Portfolio. The Investment Manager earns its fee as the investment adviser to the Columbia International Value Master Portfolio. See the Management of the Fund – Primary Services Providers section in the International Value Fund’s prospectus.

Services Provided

Under the Investment Management Services Agreement, the Investment Manager has contracted to furnish each Fund with investment research and advice. For these services, each Fund pays a monthly fee to the Investment Manager based on the average of the daily closing value of the total net assets of a Fund for such month. Under the Investment Management Services Agreement, any liability of the Investment Manager to the Trust, a Fund and/or its shareholders is limited to situations involving the Investment Manager’s own willful misfeasance, bad faith, negligence in the performance of its duties or reckless disregard of its obligations and duties.

The Investment Management Services Agreement may be terminated with respect to a Fund at any time on 60 days’ written notice by the Investment Manager or by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of a Fund. The Investment Management Services Agreement will automatically terminate upon any assignment thereof, will continue in effect for two years from May 1, 2010 and thereafter will continue from year to year with respect to a Fund only so long as such continuance is approved at least annually (i) by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of a Fund and (ii) by vote of a majority of the Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Investment Manager or the Trust, cast in person at a meeting called for the purpose of voting on such approval.

The Investment Manager pays all compensation of the Trustees and officers of the Trust who are employees of the Investment Manager or its affiliates except for the Chief Compliance Officer, a portion of whose salary is paid by the Columbia Funds. Except to the extent expressly assumed by the Investment Manager and except to the extent required by law to be paid or reimbursed by the Investment Manager, the Investment Manager does not have a duty to pay any Fund operating expense incurred in the organization and operation of a Fund, including, but not limited to, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The Trust pays the cost of printing and mailing Fund prospectuses to shareholders.

The Investment Manager, at its own expense, provides office space, facilities and supplies, equipment and personnel for the performance of its functions under each Fund’s Investment Management Services Agreement.

Advisory Fee Rates Paid by the Funds

Each Fund pays the Investment Manager an annual fee for its investment advisory services, as set forth in the Investment Management Services Agreement, and as shown in the section entitled Fees and Expenses of the Fund – Annual Fund Operating Expenses in each Fund’s prospectuses. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly. The Investment Manager also may pay amounts from its own assets to the Distributor and/or to Selling Agents for services they provide.

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The Investment Manager receives a monthly investment advisory fee based on each Fund’s average daily net assets at the following annual rates:

Fund	First $500 million	In excess of $500 million and up to $1 billion	In excess of $1 billion and up to $1.5 billion	In excess of $1.5 billion and up to $3 billion	In excess of $3 billion and up to $6 billion	In excess of $6 billion
CA Intermediate Municipal Bond Fund	0.400%	0.350%	0.320%	0.290%	0.280%	0.270%
GA Intermediate Municipal Bond Fund	0.400%	0.350%	0.320%	0.290%	0.280%	0.270%
International Value Fund*	0.850%	0.800%	0.750%	0.700%	0.680%	0.660%
Large Cap Core Fund	0.710%	0.665%	0.620%	0.570%	0.560%	0.540%
Large Cap Enhanced Core Fund	0.690%	0.645%	0.600%	0.550%	0.540%	0.520%
Large Cap Value Fund	0.710%	0.665%	0.620%	0.570%	0.560%	0.540%
Marsico 21st Century Fund	0.750%	0.700%	0.650%	0.600%	0.580%	0.560%
Marsico Focused Equities Fund	0.750%	0.700%	0.650%	0.600%	0.580%	0.560%
Marsico Growth Fund	0.750%	0.700%	0.650%	0.600%	0.580%	0.560%
MD Intermediate Municipal Bond Fund	0.400%	0.350%	0.320%	0.290%	0.280%	0.270%
Multi-Advisor International Equity Fund	0.790%	0.745%	0.700%	0.650%	0.640%	0.620%
NC Intermediate Municipal Bond Fund	0.400%	0.350%	0.320%	0.290%	0.280%	0.270%
Overseas Value Fund	0.790%	0.745%	0.700%	0.650%	0.640%	0.620%
SC Intermediate Municipal Bond Fund	0.400%	0.350%	0.320%	0.290%	0.280%	0.270%
VA Intermediate Municipal Bond Fund	0.400%	0.350%	0.320%	0.290%	0.280%	0.270%

*	Investment advisory fees are paid by Columbia International Value Master Portfolio, the Master Portfolio of the Feeder Fund.

Fund	All assets
Corporate Bond Portfolio	0.00%
Large Cap Index Fund	0.10%
Marsico Global Fund	0.80%
Marsico International Opportunities Fund	0.80%
Masters International Equity Portfolio	0.00%
Mid Cap Index Fund	0.10%
Mortgage- and Asset-Backed Portfolio	0.00%
Small Cap Index Fund	0.10%

Fund	First $500 million	In excess of $500 million and up to $1 billion	In excess of $1 billion
Small Cap Growth Fund II	0.700%	0.650%	0.600%
Small Cap Value Fund II	0.790%	0.745%	0.700%

Fund	First $500 million	In excess of $500 million and up to $1 billion	In excess of $1 billion and up to $1.5 billion	In excess of $1.5 billion
Convertible Securities Fund	0.760%	0.715%	0.670%	0.620%
Mid Cap Value Fund	0.760%	0.715%	0.670%	0.620%

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Fund	First $1 billion	In excess of $1 billion and up to $2 billion	In excess of $2 billion and up to $3 billion	In excess of $3 billion and up to $6 billion	In excess of $6 billion and up to $7.5 billion	In excess of $7.5 billion and up to $9 billion
Short Term Bond Fund	0.360%	0.355%	0.350%	0.345%	0.330%	0.315%
Short Term Municipal Bond Fund	0.360%	0.355%	0.350%	0.345%	0.330%	0.315%

Fund	In excess of $9 billion and up to $10 billion	In excess of $10 billion and up to $15 billion	In excess of $15 billion and up to $20 billion	In excess of $20 billion and up to $24 billion	In excess of $24 billion and up to $50 billion	In excess of $50 billion
Short Term Bond Fund	0.310%	0.300%	0.290%	0.280%	0.260%	0.240%
Short Term Municipal Bond Fund	0.310%	0.300%	0.290%	0.280%	0.260%	0.240%

The Investment Manager has implemented a schedule for the LifeGoal® Portfolios’ investment advisory fees whereby each of the LifeGoal® Portfolios pays (i) 0.00% on its assets that are invested in Columbia proprietary funds (excluding any proprietary fund that does not pay an investment advisory fee to the Investment Manager), (ii) 0.40% for Columbia LifeGoal® Income Portfolio and 0.55% for all other LifeGoal® Portfolios on its assets that are invested in securities other than third-party advised mutual funds and Columbia Funds that do not pay an advisory fee (including ETFs, derivatives and individual securities) and (iii) 0.10% on its assets that are invested in non-exchange traded third-party advised mutual funds.

Advisory Fees Paid by the Funds

The Investment Manager and the Previous Adviser received fees from the Funds for their services as reflected in the following table, which shows the advisory fees paid to and, as applicable, waived/reimbursed by the Investment Manager and the Previous Adviser, for the three most recently completed fiscal years, except as otherwise indicated.

Fund	Fiscal Period Ended January 31, 2012	Fiscal Year Ended March 31, 2011		Fiscal Year Ended March 31, 2010*	Fiscal Year Ended March 31, 2009*
		Investment Manager	Previous Adviser
LifeGoal® Balanced Growth Portfolio
Advisory Fee Paid	$470,885	$1,274,066	$121,240	$1,343,431	$1,479,159
Amount Reimbursed	—	—	—	—	—
Amount Waived	—	—	—	—	—
LifeGoal® Growth Portfolio
Advisory Fee Paid	$82,863	$857,442	$82,312	$879,067	$1,008,735
Amount Reimbursed	$408,807	—	—	—	—
Amount Waived	—	—	—	—	—
LifeGoal® Income and Growth Portfolio
Advisory Fee Paid	$95,716	$314,990	$30,111	$346,254	$362,391
Amount Reimbursed	$79,686	—	—	—	—
Amount Waived	—	—	—	—	—
LifeGoal® Income Portfolio
Advisory Fee Paid	$15,588	$16,581	$650	$15,573	$16,419
Amount Reimbursed	$137,151	$122,446	$10,828	$147,165	$88,426
Amount Waived	$395	$3,314	$130	$3,114	$3,284
Masters International Equity Portfolio
Advisory Fee Paid	—	—	—	—	—
Amount Reimbursed	$364,519	—	—	$409,217	$483,770
Amount Waived	—	$428,220	$35,725	—	—

*	All amounts were paid to or waived/reimbursed by the Previous Adviser.

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	Fiscal Year Ended February 29, 2012	Fiscal Year Ended February 28, 2011		Fiscal Year Ended February 28, 2010*
Fund		Investment Manager	Previous Adviser
Convertible Securities Fund
Advisory Fee Paid	$3,779,233	$2,275,639	$481,334	$2,864,932
Amount Reimbursed	$661,525	$619,054	$31,251	—
Amount Waived	—	—	—	—
International Value Fund**
Advisory Fee Paid	$11,852,353	$11,990,032	$2,647,836	$13,867,175
Amount Reimbursed	$1,523,364	—	—	—
Amount Waived	—	—	—	—
Large Cap Core Fund
Advisory Fee Paid	$8,114,264	$5,252,524	$1,116,063	$5,991,679
Amount Reimbursed	$446,143	—	—	—
Amount Waived	—	—	—	—
Large Cap Enhanced Core Fund
Advisory Fee Paid	$1,790,035	$1,288,584	$312,073	$1,787,603
Amount Reimbursed	$768,210	$55,704	—	$151,553
Amount Waived	—	—	—	—
Large Cap Index Fund
Advisory Fee Paid	$3,361,680	$2,435,512	$476,763	$2,231,458
Amount Reimbursed	$1,275,467	$1,531,517	$295,173	$1,389,496
Amount Waived	—	—	—	—
Large Cap Value Fund
Advisory Fee Paid	$9,815,325	$8,296,976	$2,008,664	$11,014,155
Amount Reimbursed	$1,084,047	—	—	—
Amount Waived	—	—	—	$66,850
Marsico 21st Century Fund
Advisory Fee Paid	$17,887,734	$18,864,667	$4,225,457	$25,152,257
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—
Marsico Focused Equities Fund
Advisory Fee Paid	$16,803,385	$15,132,041	$3,399,660	$18,946,739
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—
Marsico Global Fund
Advisory Fee Paid	$67,749	$43,049	$7,955	$37,247
Amount Reimbursed	$166,867	—	—	—
Amount Waived	—	$191,499	$25,176	$178,993
Marsico Growth Fund
Advisory Fee Paid	$21,081,118	$17,751,399	$4,134,526	$23,646,080
Amount Reimbursed	$1,653,534	—	—	—
Amount Waived	—	—	—	—
Marsico International Opportunities Fund
Advisory Fee Paid	$6,822,834	$7,679,693	$1,681,455	$10,350,691
Amount Reimbursed	$100	—	—	—
Amount Waived	—	—	—	—
Mid Cap Index Fund
Advisory Fee Paid	$2,746,586	$1,923,341	$358,780	$1,614,963
Amount Reimbursed	$5,810,057	$1,028,630	$113,159	$907,678
Amount Waived	—	—	—	—

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	Fiscal Year Ended February 29, 2012	Fiscal Year Ended February 28, 2011		Fiscal Year Ended February 28, 2010*
Fund		Investment Manager	Previous Adviser
Mid Cap Value Fund
Advisory Fee Paid	$27,755,883	$20,135,569	$4,171,914	$20,846,297
Amount Reimbursed	$94,391	—	—	—
Amount Waived	—	—	—	—
Multi-Advisor International Equity Fund
Advisory Fee Paid	$13,957,643	$7,192,360	$1,509,714	$9,501,068
Amount Reimbursed	$590,729	—	—	—
Amount Waived	—	—	—	—
Overseas Value Fund
Advisory Fee Paid	$256,950	$53,307	$10,954	$58,138
Amount Reimbursed	$295,200	$134,953	$25,485	$133,414
Amount Waived	—	—	—	—
Small Cap Growth Fund II
Advisory Fee Paid	$2,342,947	$2,009,296	$429,444	$2,294,866
Amount Reimbursed	$1,273	—	—	—
Amount Waived	—	—	—	—
Small Cap Index Fund
Advisory Fee Paid	$2,072,518	$1,317,190	$259,005	$1,163,978
Amount Reimbursed	$61,413	$49,964	$8,144	—
Amount Waived	—	—	—	$43,874
Small Cap Value Fund II
Advisory Fee Paid	$12,634,977	$8,671,619	$1,690,374	$8,000,936
Amount Reimbursed	$887,545	$116,139	—	—
Amount Waived	—	—	—	—

*	All amounts were paid to or waived/reimbursed by the Previous Adviser.
**	Because a Feeder Fund’s advisory fees are paid at the Master Portfolio level, amounts shown are for its Master Portfolio, which may include one or more additional feeder funds.

	Fiscal Year Ended March 31, 2012	Fiscal Year Ended March 31, 2011		Fiscal Year Ended March 31, 2010*
Fund		Investment Manager	Previous Adviser
Short Term Bond Fund
Advisory Fee Paid	$10,005,702	$6,842,832	$601,711	$5,778,812
Amount Reimbursed	$3,769,340	$2,176,420	$52,390	$531,044
Amount Waived	—	—	—	—

*	All amounts were paid to or waived/reimbursed by the Previous Adviser.

Fund	Fiscal Period Ended April 30, 2012*	Fiscal Year Ended March 31, 2012	Fiscal Year Ended March 31, 2011		Fiscal Year Ended March 31, 2010**
			Investment Manager	Previous Adviser
CA Intermediate Municipal Bond Fund
Advisory Fee Paid	$94,115	$993,751	$882,869	$74,489	$877,537
Amount Reimbursed	$63,149	$600,402	$308,569	$18,633	$249,629
Amount Waived	—	—	—	—	—

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Fund	Fiscal Period Ended April 30, 2012*	Fiscal Year Ended March 31, 2012	Fiscal Year Ended March 31, 2011		Fiscal Year Ended March 31, 2010**
			Investment Manager	Previous Adviser
Corporate Bond Portfolio
Advisory Fee Paid	—	—	—	—	—
Amount Reimbursed	—	—	—	—	—
Amount Waived	—	—	—	—	—
GA Intermediate Municipal Bond Fund
Advisory Fee Paid	$35,075	$409,366	$451,809	$43,135	$531,704
Amount Reimbursed	$19,346	$244,283	$218,120	$15,543	$221,167
Amount Waived	—	—	—	—	—
MD Intermediate Municipal Bond Fund
Advisory Fee Paid	$46,586	$531,638	$562,037	$53,122	$649,165
Amount Reimbursed	$29,139	$293,304	—	—	$249,129
Amount Waived	—	—	$246,790	$17,342	—
Mortgage- and Asset-Backed Portfolio
Advisory Fee Paid	—	—	—	—	—
Amount Reimbursed	—	—	—	—	—
Amount Waived	—	—	—	—	—
NC Intermediate Municipal Bond Fund
Advisory Fee Paid	$74,667	$822,262	$770,129	$69,346	$807,714
Amount Reimbursed	$31,781	$405,635	—	—	$259,947
Amount Waived	—	—	$274,822	$19,667	—
Short Term Municipal Bond Fund
Advisory Fee Paid	$686,394	$6,944,073	$5,558,562	$539,715	$5,376,376
Amount Reimbursed	$314,801	$3,133,665	—	—	$223,599
Amount Waived	—	—	$662,933	$0	—
SC Intermediate Municipal Bond Fund
Advisory Fee Paid	$57,983	$637,516	$643,242	$60,585	$810,122
Amount Reimbursed	$27,147	$377,522	$243,038	$16,984	$247,880
Amount Waived	—	—	—	—	—
VA Intermediate Municipal Bond Fund
Advisory Fee Paid	$124,130	$1,340,595	$1,213,416	$109,738	$1,332,156
Amount Reimbursed	$45,071	$616,163	$380,530	$19,664	$298,704
Amount Waived	—	—	—	—	—

*	For the period from April 1, 2012 to April 30, 2012. During the period, the fiscal year end of each Fund was changed from March 31 to April 30.
**	All amounts were paid to or waived/reimbursed by the Previous Adviser.

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Portfolio Manager(s)

The following provides additional information about the portfolio manager(s) of the Investment Manager who are responsible for making the day-to-day investment decisions for the Funds. As described in the Management of the Fund – Primary Service Providers section of each Fund’s prospectuses, the portfolio manager(s) of the Investment Manager who are responsible for the Funds are:

Portfolio Manager	Fund(s)
Alfred F. Alley III, CFA	Large Cap Index Fund Mid Cap Index Fund Small Cap Index Fund
Leonard A. Aplet, CFA	Short Term Bond Fund
Anwiti Bahuguna, PhD	LifeGoal® Balanced Growth Portfolio LifeGoal® Growth Portfolio LifeGoal® Income and Growth Portfolio LifeGoal® Income Portfolio
Oliver Buckley	Large Cap Enhanced Core Fund
Wayne M. Collette, CFA	Small Cap Growth Fund II
Brian M. Condon, CFA	Large Cap Enhanced Core Fund
Fred Copper, CFA	Masters International Equity Portfolio Multi-Advisor International Equity Fund* Overseas Value Fund
Lori J. Ensinger, CFA	Mid Cap Value Fund
Paul F. Fuchs, CFA	CA Intermediate Municipal Bond Fund Short Term Municipal Bond Fund
Jarl Ginsberg, CFA, CAIA	Small Cap Value Fund II
David I. Hoffman	Mid Cap Value Fund
Yan Jin	Convertible Securities Fund
David L. King, CFA	Convertible Securities Fund
Craig Leopold, CFA	Large Cap Core Fund
Gregory S. Liechty	Short Term Bond Fund
Lawrence W. Lin, CFA	Small Cap Growth Fund II
Robert McConnaughey	LifeGoal® Growth Portfolio
Brian M. McGreevy

CA Intermediate Municipal Bond Fund

GA Intermediate Municipal Bond Fund

MD Intermediate Municipal Bond Fund

NC Intermediate Municipal Bond Fund

Short Term Municipal Bond Fund

SC Intermediate Municipal Bond Fund

VA Intermediate Municipal Bond Fund

Melda Mergen, CFA, CAIA	LifeGoal® Balanced Growth Portfolio LifeGoal® Growth Portfolio LifeGoal® Income and Growth Portfolio LifeGoal® Income Portfolio
Colin Moore

LifeGoal® Balanced Growth Portfolio

LifeGoal® Growth Portfolio

LifeGoal® Income and Growth Portfolio

LifeGoal® Income Portfolio

Masters International Equity Portfolio

Multi-Advisor International Equity Fund*

Overseas Value Fund

71

Portfolio Manager	Fund(s)
George J. Myers, CFA	Small Cap Growth Fund II
Brian D. Neigut	Small Cap Growth Fund II
Carl W. Pappo, CFA	Corporate Bond Portfolio
Peter Santoro, CFA	Large Cap Core Fund
Marie M. Schofield, CFA	LifeGoal® Balanced Growth Portfolio LifeGoal® Growth Portfolio LifeGoal® Income and Growth Portfolio LifeGoal® Income Portfolio
Steven R. Schroll	Large Cap Value Fund
Vadim Shteyn	Large Cap Index Fund Mid Cap Index Fund Small Cap Index Fund
Laton Spahr, CFA	Large Cap Value Fund
Christian K. Stadlinger, PhD, CFA	Small Cap Value Fund II
Ronald B. Stahl, CFA	Short Term Bond Fund
Paul F. Stocking	Large Cap Value Fund
Beth Vanney, CFA	LifeGoal® Balanced Growth Portfolio LifeGoal® Growth Portfolio LifeGoal® Income and Growth Portfolio LifeGoal® Income Portfolio
Michael W. Zazzarino	Mortgage- and Asset-Backed Portfolio

*	Responsible for the portion of the Multi-Advisor International Equity Fund that is advised by the Investment Manager.

Portfolio Manager(s) Information

The following table provides information about each Fund’s portfolio manager(s) as of the end of the Fund’s most recent fiscal year (or period), or as indicated, the most recent practicable date including the number and amount of assets of other investment accounts (or portions of investment accounts) that the portfolio manager(s) managed.

		Other Accounts Managed (excluding the Fund)
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance Based Accounts	Dollar Range of Equity Securities in the Fund Beneficially Owned	Structure of Compensation (described in next sub-section)
For Funds with fiscal period ending January 31
LifeGoal® Balanced Growth Portfolio	Anwiti Bahuguna, PhD	19 RICs 29 PIVs 17 other accounts	$6.16 billion $4.73 billion $223 million	None	None	(1)
	Melda Mergen, CFA, CAIA	8 other accounts 2 other accounts[1]	$4.90 billion $33,316	None	None	(1)
	Colin Moore	16 RICs 29 PIVs 21 other accounts	$8.42 billion $4.73 billion $239 million	None	None	(2)
	Marie M. Schofield, CFA	19 RICs 29 PIVs 17 other accounts	$6.16 billion $4.73 billion $223 million	None	None	(1)
	Beth Vanney, CFA	8 RICs 5 other accounts[2]	$4.90 billion $382,151	1 other account ($183,073)	None	(1)

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		Other Accounts Managed (excluding the Fund)
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance Based Accounts	Dollar Range of Equity Securities in the Fund Beneficially Owned	Structure of Compensation (described in next sub-section)
LifeGoal® Growth Portfolio	Anwiti Bahuguna, PhD	16 RICs 29 PIVs 21 other accounts	$9.48 billion $4.73 billion $239 million	None	None	(1)
	Robert McConnaughey	2 RICs 1 PIV 6 other accounts	$34 million $23 million $3 million	None	None	(1)
	Melda Mergen, CFA, CAIA	8 other accounts 2 other accounts[1]	$5.23 billion $33,316	None	$10,001 - $50,000[b]	(1)
	Colin Moore	16 RICs 29 PIVs 21 other accounts	$8.74 billion $4.73 billion $239 million	None	None	(2)
	Marie M. Schofield, CFA	16 RICs 29 PIVs 21 other accounts	$9.48 billion $4.73 billion $239 million	None	None	(1)
	Beth Vanney, CFA	8 RICs 5 other accounts[2]	$5.23 billion $382,151	1 other account ($183,073)	None	(1)
LifeGoal® Income and Growth Portfolio	Anwiti Bahuguna, PhD	19 RICs 29 PIVs 17 other accounts	$7.12 billion $4.73 billion $223 million	None	None	(1)
	Melda Mergen, CFA, CAIA	8 other accounts 2 other accounts[1]	$5.86 billion $33,316	None	None	(1)
	Colin Moore	16 RICs 29 PIVs 21 other accounts	$9.38 billion $4.73 billion $239 million	None	None	(2)
	Marie M. Schofield, CFA	19 RICs 29 PIVs 17 other accounts	$7.12 billion $4.73 billion $223 million	None	None	(1)
	Beth Vanney, CFA	8 RICs 5 other accounts[2]	$5.86 billion $382,151	1 other account ($183,073)	None	(1)
LifeGoal® Income Portfolio	Anwiti Bahuguna, PhD	19 RICs 29 PIVs 17 other accounts	$7.22 billion $4.73 billion $223 million	None	None	(1)
	Melda Mergen, CFA, CAIA	8 other accounts 2 other accounts[1]	$5.96 billion $33,316	None	None	(1)
	Colin Moore	16 RICs 29 PIVs 21 other accounts	$9.48 billion $4.73 billion $239 million	None	None	(2)
	Marie M. Schofield, CFA	19 RICs 29 PIVs 17 other accounts	$7.22 billion $4.73 billion $223 million	None	None	(1)
	Beth Vanney, CFA	8 RICs 5 other accounts[2]	$5.96 billion $382,151	1 other account ($183,073)	None	(1)
Masters International Equity Portfolio	Fred Copper, CFA	5 RICs 2 PIVs 9 other accounts	$1.6 billion $40.2 million $40.4 million	None	None	(1)
	Colin Moore	16 RICs 29 PIVs 21 other accounts	$9.44 billion $4.73 billion $239 million	None	None	(2)

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		Other Accounts Managed (excluding the Fund)
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance Based Accounts	Dollar Range of Equity Securities in the Fund Beneficially Owned	Structure of Compensation (described in next sub-section)
For Funds with fiscal period ending February 29
Convertible Securities Fund	Yan Jin	3 RICs 4 other accounts	$35 million $800,000	None	$10,001 - $50,000[a]	(1)
	David L. King, CFA	6 RICs 16 other accounts	$6.128 billion $21.6 million	None	$1 - $10,000[b] Over $1,000,000[a] $10,001 - $50,000[b]	(1)
Large Cap Core Fund	Craig Leopold, CFA	2 PIVs 500 other accounts	$325 million $1 billion	None	$10,001 - $50,000[a] $50,001 - $100,000[b]	(1)
	Peter Santoro, CFA	2 PIVs 500 other accounts	$325 million $1 billion	None	$100,001 - $500,000[a] $100,001 - $500,000[b]	(1)
Large Cap Enhanced Core Fund	Brian M. Condon, CFA	9 RICs 8 PIVs 35 other accounts	$7.1 billion $726 million $3.3 billion	1 PIV ($22 million)	$10,001 - $50,000[a] $10,001 - $50,000[b]	(1)
	Oliver Buckley	5 RICs 5 PIVs 34 other accounts	$5.96 billion $680 million $3.23 billion	None	None	(1)
Large Cap Index Fund	Alfred F. Alley III, CFA	4 RICs 7 PIVs 18 other accounts	$5.517 billion $904.1 million $1.600 billion	None	None	(1)
	Vadim Shteyn	2 RICs 3 PIVs 11 other accounts	$5.359 billion $684.0 million $1.485 billion	None	None	(1)
Large Cap Value Fund	Steven R. Schroll	7 RICs 7 other accounts	$14.37 billion $3.15 million	None	None	(1)
	Laton Spahr, CFA	7 RICs 4 other accounts	$14.37 billion $4.87 million	None	None	(1)
	Paul F. Stocking	7 RICs 10 other accounts	$14.37 billion $11.00 million	None	None	(1)
Mid Cap Index Fund	Alfred F. Alley III, CFA	4 RICs 7 PIVs 18 other accounts	$6.129 billion $904.1 million $1.600 billion	None	None	(1)
	Vadim Shteyn	2 RICs 3 PIVs 11 other accounts	$5.971 billion $684.0 million $1.485 billion	None	None	(1)
Mid Cap Value	Lori J. Ensinger, CFA	1 RIC 1 PIV 12 other accounts	$148.2 million $85.9 million $101.5 million	None	$100,001 - $500,000[a] $1 - $10,000[b]	(1)
	David I. Hoffman	1 RIC 1 PIV 19 other accounts	$148.2 million $85.9 million $101.5 million	None	$100,001 - $500,000[a]	(1)
Multi-Advisor International Equity Fund**	Fred Copper, CFA	5 RICs 2 PIVs 9 other accounts	$190.72 million $405.5 million $42.3 million	None	None	(1)
	Colin Moore	16 RICs 29 PIVs 21 other accounts	$7.96 billion $4.73 billion $239 million	None	None	(2)

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		Other Accounts Managed (excluding the Fund)
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance Based Accounts	Dollar Range of Equity Securities in the Fund Beneficially Owned	Structure of Compensation (described in next sub-section)
Overseas Value Fund	Fred Copper, CFA	5 RICs 2 PIVs 9 other accounts	$1.96 billion $405.5 million $42.3 million	None	None	(1)
	Colin Moore	16 RICs 29 PIVs 21 other accounts	$9.74 billion $4.73 billion $239 million	None	None	(2)
Small Cap Growth Fund II	Wayne M. Collette, CFA	9 RICs 4 PIVs 261 other accounts	$5.063 billion $218.8 million $406.1 million	None	None	(1)
	Lawrence W. Lin, CFA	8 RICs 4 PIVs 262 other accounts	$4.859 billion $218.8 million $405.66 million	None	None	(1)
	George J. Myers, CFA	8 RICs 4 PIVs 260 other accounts	$4.859 billion $218.8 million $406.0 million	None	None	(1)
	Brian D. Neigut	8 RICs 4 PIVs 261 other accounts	$4.859 billion $218.8 million $404.9 million	None	None	(1)
Small Cap Index Fund	Alfred F. Alley III, CFA	4 RICs 7 PIVs 18 other accounts	$6.792 billion $904.1 million $1.600 billion	None	None	(1)
	Vadim Shteyn	2 RICs 3 PIVs 11 other accounts	$6.634 billion $684.0 million $1.485 billion	None	None	(1)
Small Cap Value Fund II	Jarl Ginsberg, CFA, CAIA	2 RICs 17 other accounts	$221.6 million $40 million	None	$100,001 - $500,000[a] $1 - $10,000[b]	(1)
	Christian K. Stadlinger, PhD, CFA	2 RICs 22 other accounts	$221.6 million $40 million	None	$500,001 - $1,000,000[a] $50,001 - $100,000[b]	(1)

For the Fund with fiscal year ending March 31
Short Term Bond Fund	Leonard A. Aplet, CFA	3 RICs 9 PIVs 66 other accounts	$1.93 billion $2.53 billion $7.52 billion	None	Over $1,000,000[a] $50,001 - $100,000[b]	(1)
	Gregory S. Liechty	3 RICs 7 PIVs 17 other accounts	$1.93 billion $933.34 million $21.16 million	None	$1 - $10,000[b]	(1)
	Ronald B. Stahl, CFA	3 RICs 7 PIVs 42 other accounts	$1.93 billion $933.34 million $3.88 billion	None	$1 - $10,000[b]	(1)

For Funds with fiscal year ending April 30
CA Intermediate Municipal Bond Fund	Paul F. Fuchs, CFA	4 RICs 8 other accounts	$2.92 billion $1.23 billion	None	None	(1)
	Brian M. McGreevy	12 RICS 6 other accounts	$7.31 billion $433.83 million	None	None	(1)
Corporate Bond Portfolio	Carl W. Pappo, CFA	5 RICs 3 other accounts	$14.23 billion $856,000	None	None	(1)
GA Intermediate Municipal Bond Fund	Brian M. McGreevy	12 RICS 6 other accounts	$7.48 billion $433.83 million	None	None	(1)
MD Intermediate Municipal Bond Fund	Brian M. McGreevy	12 RICS 6 other accounts	$7.45 billion $433.83 million	None	None	(1)

75

		Other Accounts Managed (excluding the Fund)
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance Based Accounts	Dollar Range of Equity Securities in the Fund Beneficially Owned	Structure of Compensation (described in next sub-section)
Mortgage- and Asset-Backed Portolio	Michael W. Zazzarino	5 RICs 4 PIVs 7 other accounts	$14.23 billion $409 million $206 million	None	None	(1)
NC Intermediate Municipal Bond Fund	Brian M. McGreevy	12 RICS 6 other accounts	$7.37 billion $433.83 million	None	None	(1)
Short Term Municipal Bond Fund	Paul F. Fuchs, CFA	4 RICs 8 other accounts	$980.55 million $1.23 billion	None	None	(1)
	Brian M. McGreevy	12 RICS 6 other accounts	$5.36 billion $433.83 million	None	None	(1)
SC Intermediate Municipal Bond Fund	Brian M. McGreevy	12 RICS 6 other accounts	$7.41 billion $433.83 million	None	None	(1)
VA Intermediate Municipal Bond Fund	Brian M. McGreevy	12 RICS 6 other accounts	$7.22 billion $433.83 million	None	None	(1)

*	RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.
**	Reflects information for the portion of the Multi-Advisor International Equity Fund that is advised by the Investment Manager.
[a]	Excludes any notional investments.
[b]	Notional investments through a deferred compensation account.
[1]	Information provided as of September 30, 2011.
[2]	Information provided as of March 31, 2012.

Structure of Compensation

(1) As of the Fund’s most recent fiscal year end, each portfolio manager received all of his/her compensation in the form of salary, bonus, stock options, restricted stock, and notional investments through an incentive plan, the value of which is measured by reference to the performance of the Columbia Funds in which the account is invested. A portfolio manager’s bonus is variable and generally is based on (1) an evaluation of the portfolio manager’s investment performance and (2) the results of a peer and/or management review of the portfolio manager, which takes into account skills and attributes such as team participation, investment process, communication and professionalism. In evaluating investment performance, the Investment Manager generally considers the one, three and five year performance of mutual funds and other accounts managed by the portfolio manager relative to the benchmarks and peer groups noted below, emphasizing the portfolio manager’s three and five year performance. The Investment Manager also may consider a portfolio manager’s performance in managing client assets in sectors and industries assigned to the portfolio manager as part of his/her investment team responsibilities, where applicable. For portfolio managers who also have group management responsibilities, another factor in their evaluation is an assessment of the group’s overall investment performance. The size of the overall bonus pool each year depends on, among other factors, the levels of compensation generally in the investment management industry (based on market compensation data) and the Investment Manager’s profitability for the year, which is largely determined by assets under management.

(2) The compensation of the portfolio manager consists of (i) a base salary, (ii) an annual cash bonus, and (iii) equity incentive awards in the form of stock options and/or restricted stock. The annual cash bonus is based on management’s assessment of the employee’s performance relative to individual and business unit goals and objectives which, for portfolio manager Colin Moore, may be based, in part, on achieving certain investment performance goals and retaining and attracting assets under management. In addition, subject to certain vesting requirements, the compensation of portfolio manager Colin Moore includes an annual award based on the performance of Ameriprise Financial over rolling three-year periods.

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Performance Benchmarks

Portfolio Manager	Fund(s)	Primary Benchmark(s)	Peer Group
Alfred F. Alley III, CFA	Large Cap Index Fund	S&P 500® Index	Lipper S&P 500 Index Objective Funds Classification

	Mid Cap Index Fund	S&P MidCap 400® Index	Lipper Mid-Cap Core Funds Classification

	Small Cap Index Fund	S&P Small Cap 600® Index	Lipper Small-Cap Core Funds Classification

Leonard A. Aplet, CFA	Short Term Bond Fund	Barclays 1-3 Year Government/Credit Index	Lipper Short Investment Grade Debt Funds Classification

Anwiti Bahuguna, PhD	LifeGoal® Growth Portfolio	S&P 500® Index	Lipper Large-Cap Core Funds Classification

	LifeGoal® Balanced Growth Portfolio	S&P 500® Index and Barclays Aggregate Bond Index, Blended Benchmark[1]	Lipper Mixed-Asset Target Allocation Growth Funds Classification

	LifeGoal® Income and Growth Portfolio	S&P 500® Index and Barclays Aggregate Bond Index, Blended Benchmark[2]	Lipper Mixed-Asset Target Allocation Conservative Funds Classification

	LifeGoal® Income Portfolio	Barclays U.S. Aggregate 1-3 Years Index; and separately, Barclays U.S. Aggregate 1-3 Years Index and Barclays U.S. Corporate High Yield Bond Index, Blended Benchmark[3]	Lipper General Bond Funds Classification

Oliver Buckley	Large Cap Enhanced Core Fund	S&P 500® Index	Lipper Large-Cap Core Funds Classification

Wayne M. Collette, CFA	Small Cap Growth Fund II	Russell 2000 Growth Index	Lipper Small-Cap Growth Funds Classification

Brian M. Condon, CFA	Large Cap Enhanced Core Fund	S&P 500® Index	Lipper Large-Cap Core Funds Classification

Fred Copper, CFA	Masters International Equity Portfolio	MSCI EAFE Index (Net)	Lipper International Multi-Cap Core Funds Classification

	Multi-Advisor International Equity Fund	MSCI EAFE Index (Net)	Lipper International Large-Cap Core Funds Classification

77

Portfolio Manager	Fund(s)	Primary Benchmark(s)	Peer Group
	Overseas Value Fund	MSCI EAFE Value Index (Net)	Lipper International Multi-Cap Value Funds Classification

Lori J. Ensinger, CFA	Mid Cap Value Fund	Russell MidCap Value Index	Lipper Mid-Cap Value Classification

Paul F. Fuchs, CFA	CA Intermediate Municipal Bond Fund	Barclays California 3-15 Year Blend Municipal Bond Index; Barclays 3-15 Year Blend Municipal Bond Index	Lipper California Intermediate Municipal Debt Funds Classification

	Short Term Municipal Bond Fund	Barclays 1-3 Year Municipal Bond Index	Lipper Short Municipal Debt Funds Classification

Jarl Ginsberg, CFA, CAIA	Small Cap Value Fund II	Russell 2000 Value Index	Lipper Small-Cap Value Classification

David I. Hoffman	Mid Cap Value Fund	Russell MidCap Value Index	Lipper Mid-Cap Value Classification

Yan Jin	Convertible Securities Fund	BofA Merrill Lynch All Convertibles All Qualities	Lipper Convertible Securities Classification

David L. King, CFA	Convertible Securities Fund	BofA Merrill Lynch All Convertibles All Qualities	Lipper Convertible Securities Classification

Craig Leopold, CFA	Large Cap Core Fund	S&P 500® Index	Lipper Large-Cap Core Classification

Gregory S. Liechty	Short Term Bond Fund	Barclays 1-3 Year Government/Credit Index	Lipper Short Investment Grade Debt Funds Classification

Lawrence W. Lin, CFA	Small Cap Growth Fund II	Russell 2000 Growth Index	Lipper Small-Cap Growth Funds Classification

Robert McConnaughey	LifeGoal® Growth Portfolio	S&P 500® Index	Lipper Large Cap Core Funds Classification

Brian M. McGreevy	CA Intermediate Municipal Bond Fund	Barclays California 3-15 Year Blend Municipal Bond Index; Barclays 3-15 Year Blend Municipal Bond Index	Lipper California Intermediate Municipal Debt Funds Classification

	GA Intermediate Municipal Bond Fund	Barclays 3-15 Year Blend Municipal Bond Index	Lipper Other States Intermediate Municipal Debt Funds Classification

	MD Intermediate Municipal Bond Fund	Barclays 3-15 Year Blend Municipal Bond Index	Lipper Other States Intermediate Municipal Debt Funds Classification

78

Portfolio Manager	Fund(s)	Primary Benchmark(s)	Peer Group
	NC Intermediate Municipal Bond Fund	Barclays 3-15 Year Blend Municipal Bond Index	Lipper Other States Intermediate Municipal Debt Funds Classification

	Short Term Municipal Bond Fund	Barclays 1-3 Year Municipal Bond Index	Lipper Short Municipal Debt Funds Classification

	SC Intermediate Municipal Bond Fund	Barclays 3-15 Year Blend Municipal Bond Index	Lipper Other States Intermediate Municipal Debt Funds Classification

	VA Intermediate Municipal Bond Fund	Barclays 3-15 Year Blend Municipal Bond Index	Lipper Other States Intermediate Municipal Debt Funds Classification

Melda Mergen, CFA, CAIA	LifeGoal® Growth Portfolio	S&P 500® Index	Lipper Large-Cap Core Funds Classification

	LifeGoal® Balanced Growth Portfolio	S&P 500® Index and Barclays Aggregate Bond Index, Blended Benchmark[1]	Lipper Mixed-Asset Target Allocation Growth Funds Classification

	LifeGoal® Income and Growth Portfolio	S&P 500® Index and Barclays Aggregate Bond Index, Blended Benchmark[2]	Lipper Mixed-Asset Target Allocation Conservative Funds Classification

	LifeGoal® Income Portfolio	Barclays U.S. Aggregate 1-3 Years Index; and separately, Barclays U.S. Aggregate 1-3 Years Index and Barclays U.S. Corporate High Yield Bond Index, Blended Benchmark[3]	Lipper General Bond Funds Classification

Colin Moore	LifeGoal® Growth Portfolio	S&P 500® Index	Lipper Large-Cap Core Funds Classification

	LifeGoal® Balanced Growth Portfolio	S&P 500® Index and Barclays Aggregate Bond Index, Blended Benchmark[1]	Lipper Mixed-Asset Target Allocation Growth Funds Classification

	LifeGoal® Income and Growth Portfolio	S&P 500® Index and Barclays Aggregate Bond Index, Blended Benchmark[2]	Lipper Mixed-Asset Target Allocation Conservative Funds Classification

79

Portfolio Manager	Fund(s)	Primary Benchmark(s)	Peer Group
	LifeGoal® Income Portfolio	Barclays U.S. Aggregate 1-3 Years Index; and separately, Barclays U.S. Aggregate 1-3 Years Index and Barclays U.S. Corporate High Yield Bond Index, Blended Benchmark[3]	Lipper General Bond Funds Classification

	Masters International Equity Portfolio	MSCI EAFE Index (Net)	Lipper International Multi-Cap Core Funds Classification

	Multi-Advisor International Equity Fund	MSCI EAFE Index (Net)	Lipper International Large-Cap Core Funds Classification

	Overseas Value Fund	MSCI EAFE Value Index (Net)	Lipper International Multi-Cap Value Funds Classification

George J. Myers, CFA	Small Cap Growth Fund II	Russell 2000 Growth Index	Lipper Small-Cap Growth Funds Classification

Brian D. Neigut	Small Cap Growth Fund II	Russell 2000 Growth Index	Lipper Small-Cap Growth Funds Classification

Carl W. Pappo, CFA	Corporate Bond Portfolio	Barclays Credit Bond Index	N/A

Peter Santoro, CFA	Large Cap Core Fund	S&P 500® Index	Lipper Large-Cap Core Classification

Marie M. Schofield, CFA	LifeGoal® Growth Portfolio	S&P 500® Index	Lipper Large-Cap Core Funds Classification

	LifeGoal® Balanced Growth Portfolio	S&P 500® Index and Barclays Aggregate Bond Index, Blended Benchmark[1]	Lipper Mixed-Asset Target Allocation Growth Funds Classification

	LifeGoal® Income and Growth Portfolio	S&P 500® Index and Barclays Aggregate Bond Index, Blended Benchmark[2]	Lipper Mixed-Asset Target Allocation Conservative Funds Classification

	LifeGoal® Income Portfolio	Barclays U.S. Aggregate 1-3 Years Index; and separately, Barclays U.S. Aggregate 1-3 Years Index and Barclays U.S. Corporate High Yield Bond Index, Blended Benchmark[3]	Lipper General Bond Funds Classification

80

Portfolio Manager	Fund(s)	Primary Benchmark(s)	Peer Group
Steven R. Schroll	Large Cap Value Fund	Russell 1000 Value Index	Lipper Large-Cap Value Classification

Vadim Shteyn	Large Cap Index Fund	S&P 500® Index	Lipper S&P 500 Index Objective Funds Classification

	Mid Cap Index Fund	S&P MidCap 400® Index	Lipper Mid-Cap Core Funds Classification

	Small Cap Index Fund	S&P SmallCap 600® Index	Lipper Small-Cap Core Funds Classification

Laton Spahr, CFA	Large Cap Value Fund	Russell 1000 Value Index	Lipper Large-Cap Value Classification

Christian K. Stadlinger, PhD, CFA	Small Cap Value Fund II	Russell 2000 Value Index	Lipper Small-Cap Value Classification

Ronald B. Stahl, CFA	Short Term Bond Fund	Barclays 1-3 Year Government/Credit Index	Lipper Short Investment Grade Debt Funds Classification

Paul F. Stocking	Large Cap Value Fund	Russell 1000 Value Index	Lipper Large-Cap Value Classification

Beth Vanney, CFA	LifeGoal® Growth Portfolio	S&P 500® Index	Lipper Large-Cap Core Funds Classification

	LifeGoal® Balanced Growth Portfolio	S&P 500® Index and Barclays Aggregate Bond Index, Blended Benchmark[1]	Lipper Mixed-Asset Target Allocation Growth Funds Classification

	LifeGoal® Income and Growth Portfolio	S&P 500® Index and Barclays Aggregate Bond Index, Blended Benchmark[2]	Lipper Mixed-Asset Target Allocation Conservative Funds Classification

	LifeGoal® Income Portfolio	Barclays U.S. Aggregate 1-3 Years Index; and separately, Barclays U.S. Aggregate 1-3 Years Index and Barclays U.S. Corporate High Yield Bond Index, Blended Benchmark[3]	Lipper General Bond Funds Classification

Michael W. Zazzarino	Mortgage and Asset-Backed Portfolio	Barclays U.S. Securitized Index	N/A

[1]	A custom composite, established by the Investment Manager, consisting of a 60% weighting of the S&P 500® Index and a 40% weighting of the Barclays Aggregate Bond Index.
[2]	A custom composite, established by the Investment Manager, consisting of a 70% weighting of the S&P 500® Index and a 30% weighting of the Barclays Aggregate Bond Index.
[3]

A custom composite, established by the Investment Manager, consisting of a 80% weighting of the Barclays U.S. Aggregate 1-3 Years Index and a 20% weighting of the Barclays U.S. Corporate High Yield Bond Index.

81

The Investment Manager’s Portfolio Managers and Potential Conflicts of Interest

Like other investment professionals with multiple clients, a Fund’s portfolio manager(s) may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The Investment Manager and the Funds have adopted compliance policies and procedures that attempt to address certain of the potential conflicts that portfolio managers face in this regard. Certain of these conflicts of interest are summarized below.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (performance fee accounts), may raise potential conflicts of interest for a portfolio manager by creating an incentive to favor higher fee accounts.

Potential conflicts of interest also may arise when a portfolio manager has personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to the Investment Manager’s Code of Ethics and certain limited exceptions, the Investment Manager’s investment professionals do not have the opportunity to invest in client accounts, other than the Funds. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. The effects of this potential conflict may be more pronounced where funds and/or accounts managed by a particular portfolio manager have different investment strategies.

A portfolio manager may be able to select or influence the selection of the broker-dealers that are used to execute securities transactions for the Funds. A portfolio manager’s decision as to the selection of broker-dealers could produce disproportionate costs and benefits among the Funds and the other accounts the portfolio manager manages.

A potential conflict of interest may arise when a portfolio manager buys or sells the same securities for a Fund and other accounts. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the Investment Manager’s trading desk may, to the extent consistent with applicable laws and regulations, aggregate the securities to be sold or bought in order to obtain the best execution and lower brokerage commissions, if any. Aggregation may reduce commissions or market impact on a per-share or per-dollar basis, although aggregation may have the opposite effect. There may be times when not enough securities are received to fill an aggregated order, including in an initial public offering involving multiple accounts. Thus, aggregation of trades may create the potential for unfairness to a Fund or another account if a portfolio manager favors one account over another in allocating the securities bought or sold.

“Cross trades,” in which a portfolio manager sells a particular security held by a Fund to another account (potentially saving transaction costs for both accounts), could involve a potential conflict of interest if, for example, a portfolio manager is permitted to sell a security from one account to another account at a higher price than an independent third party would pay. The Investment Manager and the Funds have adopted compliance procedures that provide that any transactions between the Fund and another account managed by the Investment Manager are to be made at a current market price, without the payment of any commission, consistent with applicable laws and regulations.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts managed by its portfolio manager(s). Depending on another account’s objectives and other factors, a portfolio manager may give advice to and make decisions for a Fund that may differ from advice given, or the timing or nature of decisions made, with respect to another account. A portfolio manager’s investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a portfolio manager may buy or sell a particular security for certain accounts, and not for a Fund, even though it could have been bought or sold for the Fund at the same time. A portfolio manager also may buy a particular security for one or more accounts when one or more other accounts are selling the security (including short sales). There may be circumstances when a portfolio manager’s purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts, including the Funds.

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A Fund’s portfolio manager(s) also may have other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could exist in managing the Fund and other accounts. Many of the potential conflicts of interest to which the Investment Manager’s portfolio managers are subject are essentially the same or similar to the potential conflicts of interest related to the investment management activities of the Investment Manager and its affiliates. See Investment Advisory and Other Services – Other Roles and Relationships of Ameriprise Financial and its Affiliates – Certain Conflicts of Interest for more information about conflicts of interest, including those that relate to the Investment Manager and its affiliates.

Manager of Managers Exemption

The SEC has issued an order that permits the Investment Manager, subject to the approval of the Board, to appoint an unaffiliated subadviser or to change the terms of a subadvisory agreement for a Fund without first obtaining shareholder approval. The order permits a Fund to add or to change unaffiliated subadvisers or to change the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. The Investment Manager and its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create certain conflicts of interest. When making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, the Investment Manager discloses to the Board the nature of any material relationships it has with a subadviser or its affiliates.

For Marsico Growth Fund, if the Fund was to seek to rely on the order, holders of a majority of the Fund’s outstanding voting securities would need to approve operating the Fund in this manner. There is no assurance shareholder approval, if sought, will be received, and no changes will be made without shareholder approval until that time.

The Subadvisers and Investment Subadvisory Services

Brandes

Brandes is the investment subadviser to Columbia International Value Master Portfolio. The International Value Fund is a Feeder Fund and does not have its own subadviser(s) because it invests all of its assets in Columbia International Value Master Portfolio. With respect to the International Value Fund, Brandes earns its fee as the investment subadviser to the Columbia International Value Master Portfolio. See the Management of the Fund – Primary Services Providers section in the International Value Fund’s prospectus.

Brandes is 100% beneficially owned by senior professionals of the firm. The principal offices of Brandes are located at 11988 El Camino Real, Suite 500, San Diego, California 92130. As of March 31, 2012, Brandes had approximately $34.5 billion in assets under management.

Services Provided

Pursuant to the terms of its Investment Sub-Advisory Agreement, Brandes selects and manages the respective investments of the Fund for which it serves as investment subadviser. Brandes performs its duties subject at all times to the control of the Board and in conformity with the stated policies of the Fund.

Its Investment Sub-Advisory Agreement generally provides that in the absence of willful misfeasance, bad faith, negligence or reckless disregard of Brandes’ obligations or duties thereunder, or any of its respective officers, directors, employees or agents, Brandes shall not be subject to liability to the Trust or the Investment Manager for any act or omission in the course of rendering services thereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

The Investment Sub-Advisory Agreement became effective with respect to the Fund after approval by the Board, and after an initial two year period, continues from year to year, provided that such continuation of the

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Investment Sub-Advisory Agreement is specifically approved at least annually by the Trust’s Board, including its Independent Trustees. The Investment Sub-Advisory Agreement terminates automatically in the event of its assignment, and is terminable with respect to the Fund at any time without penalty by the Trust (by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund) or by the Investment Manager on 60 days’ written notice.

The Investment Manager, from the investment advisory fees it receives, pays Brandes for the services it provides to the Fund based on the percentage of the average daily net assets of the Fund, as set forth in the Investment Sub-Advisory Agreement. The Investment Manager also may pay amounts from its own assets to the Distributor or to selling or servicing agents for services they provide.

Subadvisory Rates Paid to Brandes

The Investment Manager pays Brandes, as full compensation for services provided and expenses assumed, a subadvisory fee for Columbia International Value Master Portfolio, computed daily and payable monthly at the annual rates listed below as a percentage of the average daily net assets:

Master Portfolio	Rate of Compensation
Columbia International Value Master Portfolio	• 0.50% of average daily net assets of Columbia International Value Master Portfolio

Subadvisory Fees Paid to Brandes

Brandes received subadvisory fees from the Investment Manager and Previous Adviser for its services as reflected in the following chart, which shows the subadvisory fees paid to Brandes, the advisory fees waived and expense reimbursements where applicable, for the three most recently completed fiscal years.

	Fiscal Year Ended February 29, 2012	Fiscal Year Ended February 28, 2011		Fiscal Year Ended February 28, 2010**
Fund		Investment Manager	Previous Adviser
International Value Fund*
Advisory Fee Paid	$7,535,950	$7,670,137	$1,716,655	$8,841,168
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—

*	Because a Feeder Fund’s advisory fees are paid at the Master Portfolio level, amounts shown are for its Master Portfolio.
**	All amounts were paid by the Previous Adviser.

Brandes Portfolio Managers

The following provides additional information about the Brandes portfolio managers responsible for making the day-to-day investment decisions for the Fund identified below. Each portfolio manager listed below is a member of Brandes’ Large Cap Investment Committee. As described in the Management of the Fund – Primary Service Providers section of the Fund’s prospectuses, the Brandes portfolio managers responsible for the Fund are:

Portfolio Manager	Fund
Jim Brown, CFA	International Value Fund
Glenn R. Carlson, CFA	International Value Fund
Brent Fredberg	International Value Fund
Jeffrey Germain, CFA	International Value Fund
Amelia M. Morris, CFA	International Value Fund
Brent V. Woods, CFA	International Value Fund

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Brandes Portfolio Managers Information

The following table provides information about the number and assets of other investment accounts (or portions of investment accounts) that the Brandes portfolio managers managed, as of the end of the Fund’s most recent fiscal year, or as indicated, the most recent practicable date.

Other Accounts Managed by Brandes Portfolio Managers (excluding the Fund)
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance Based Accounts	Dollar Range of Equity Securities in the Fund Beneficially Owned
For Funds with fiscal period ending February 29†
International Value Fund	Jim Brown, CFA	4 RICs 21 PIVs 2,472 other accounts	$1.933 billion $4.760 billion $24.02 billion	10 other accounts ($2.5 billion)	None
	Glenn R. Carlson, CFA	10 RICs 42 PIVs 3,244 other accounts	$2.236 billion $5.837 billion $26.41 billion	10 other accounts ($2.5 billion)	None
	Brent Fredberg	4 RICs 21 PIVs 2,472 other accounts	$1.933 billion $4.760 billion $24.02 billion	10 other accounts ($2.5 billion)	None
	Jeffery Germain, CFA	4 RICs 21 PIVs 2,472 other accounts	$1.933 billion $4.760 billion $24.02 billion	10 other accounts ($2.5 billion)	None
	Amelia M. Morris, CFA	4 RICs 21 PIVs 2,472 other accounts	$1.933 billion $4.760 billion $24.02 billion	10 other accounts ($2.5 billion)	None
	Brent V. Woods, CFA	4 RICs 21 PIVs 2,472 other accounts	$1.933 billion $4.760 billion $24.02 billion	10 other accounts ($2.5 billion)	None

*	RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.
†	Account information provided as of March 31, 2012.

Brandes Portfolio Managers Compensation

Brandes’ overall compensation structure for portfolio managers/analysts includes: competitive base salaries, participation in an annual discretionary bonus plan, participation in profit sharing plan, eligibility for participation in the firm’s equity through partnership or phantom equity and eligibility to enroll in the firm’s comprehensive health and welfare benefits. Compensation is fixed. Participation in the bonus program and any individual award is linked to a number of qualitative and quantitative evaluation criteria. The criteria include research productivity, quality and productivity of work done by portfolio management and research professionals, the attainment of client service goals, and the firm’s business results. Compensation is not based on the performance of the Fund or other accounts.

Brandes Portfolio Managers and Potential Conflicts of Interest

For a small number of accounts, Brandes may be compensated based on the profitability of the account, such as by a performance-based management fee. These incentive compensation structures may create a conflict of interest for Brandes with regard to other accounts where Brandes is paid based on a percentage of assets in that the portfolio manager may have an incentive to allocate securities preferentially to the accounts where Brandes might share in investment gains. In order to address these potential conflicts, Brandes’ investment decision-making and trade allocation policies and procedures are designed to ensure that none of Brandes’ clients are disadvantaged in Brandes’ management of accounts. Additionally, Brandes’ internal controls are tested on a routine schedule as part of the firm’s compliance monitoring program.

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It is possible that at times identical securities will be held by more than one fund and/or account. If Brandes’ Large Cap Investment Committee identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity with a single trade due to partial trade execution of an allocation of filled purchase or sale orders across all eligible funds and other accounts. In order to address these situations, Brandes has adopted procedures for allocating portfolio transactions across multiple accounts. For all client accounts, including the Fund, that are able to participate in aggregated transactions, Brandes utilizes a rotational trading system to execute client transactions in order to provide, over the long-run, fair treatment for each client account.

Members of Brandes’ Large Cap Investment Committee may invest in a fund or other account that they are involved in the management of and a conflict may arise where they may therefore have an incentive to treat the fund that they invest in preferentially as compared to other accounts. In order to address this potential conflict, Brandes’ investment decision-making and trade allocation policies and rotational trading system procedures as described above are designed to ensure that none of Brandes’ clients are disadvantaged in Brandes’ management of accounts.

Marsico

Marsico is located at 1200 17th Street, Suite 1600, Denver, CO 80202, Marsico is an independent, registered investment adviser. Marsico was organized in September 1997 as a Delaware Limited Liability Company and provides investment management services to mutual funds and private accounts. Marsico is an indirect subsidiary of Marsico Holdings, LLC, a Delaware Limited Liability Company. As of March 31, 2012, Marsico had approximately $40 billion under management.

Services Provided

Pursuant to the terms of its Investment Sub-Advisory Agreement, Marsico selects and manages the respective investments of the Funds for which it serves as investment subadviser. Marsico performs its duties subject at all times to the control of the Board and in conformity with the stated policies of each Fund.

Its Investment Sub-Advisory Agreement generally provides that in the absence of willful misfeasance, bad faith, negligence or reckless disregard of Marsico’s obligations or duties thereunder, or any of its respective officers, directors, employees or agents, Marsico shall not be subject to liability to the Trust or to any shareholder of the Trust for any act or omission in the course of rendering services thereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

The Investment Sub-Advisory Agreement became effective with respect to a Fund after approval by the Board, and after an initial two year period, continues from year to year, provided that such continuation of the Investment Sub-Advisory Agreement is specifically approved at least annually by the Trust’s Board, including its Independent Trustees. The Investment Sub-Advisory Agreement terminates automatically in the event of its assignment, and is terminable with respect to a Fund at any time without penalty by the Trust (by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund) or by the Investment Manager on 60 days’ written notice.

The Investment Manager, from the investment advisory fees it receives, pays Marsico for the services it provides to a Fund based on the percentage of the average daily net assets of that Fund, as set forth in the Investment Sub-Advisory Agreement. The Investment Manager also may pay amounts from its own assets to the Distributor or to selling or servicing agents for services they provide.

Subadvisory Rates Paid to Marsico

Effective May 1, 2010, the Investment Manager pays Marsico, and for the period January 1, 2008 through May 1, 2010, the Previous Adviser paid Marsico, as full compensation for services provided and expenses assumed pursuant to the Investment Sub-Advisory Agreement, a subadvisory fee for Marsico 21st Century Fund,

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Columbia Marsico Focused Equities Fund and Marsico Growth Fund, computed daily and payable monthly, at the annual rates listed below as a percentage of the aggregate average daily net assets of Columbia U.S. equity funds or portions thereof subadvised by Marsico (“U.S. Funds”)*:

Fund	Rate of Compensation
U.S. Funds

•    0.45% on aggregate assets of the U.S. Funds up to $18 billion

•    0.40% on aggregate assets of the U.S. Funds between $18 billion and $21 billion

•    0.35% on aggregate assets of the U.S. Funds above $21 billion

*

For purposes of this fee calculation, the assets subadvised by Marsico in the following Columbia Funds will be aggregated: (i) Marsico 21st Century Fund; (ii) Marsico Focused Equities Fund; (iii) Columbia Variable Portfolio – Marsico 21st Century Fund; (iv) Columbia Variable Portfolio – Marsico Growth Fund; (v) Columbia Variable Portfolio – Marsico Focused Equities; (vi) Marsico Growth Fund; and (vii) any future Columbia U.S. equity fund subadvised by Marsico, as the Investment Manager and Marsico mutually agree in writing.

Effective May 1, 2010, the Investment Manager pays Marsico, as full compensation for services provided and expenses assumed pursuant to the Investment Sub-Advisory Agreement, a subadvisory fee for Marsico Global Fund, Marsico International Opportunities Fund and Multi-Advisor International Equity Fund, computed daily and payable monthly, at the annual rates listed below as a percentage of the aggregate average daily net assets of Columbia international equity funds or portions thereof subadvised by Marsico (“International Funds”)*:

Fund	Rate of Compensation
International Funds

•    0.45% on aggregate assets of the International Funds up to $6 billion

•    0.40% on aggregate assets of the International Funds between $6 billion and $10 billion

•    0.35% on aggregate assets of the International Funds above $10 billion

*	For purposes of this fee calculation, the assets subadvised by Marsico in the following Columbia Funds will be aggregated: (i) Marsico Global Fund; (ii) Marsico International Opportunities Fund; (iii) Multi-Advisor International Equity Fund; (iv) Columbia Variable Portfolio – Marsico International Opportunities Fund; and (v) any future Columbia international equity fund subadvised by Marsico, as the Investment Manager and Marsico mutually agree in writing.

The Investment Manager pays Marsico, as full compensation for services provided and expenses assumed pursuant to the Investment Sub-Advisory Agreement, a subadvisory fee for Marsico Global Fund, computed daily and payable monthly, at the annual rates listed below as a percentage of the aggregate average daily net assets of the Marsico Global Fund:

Fund	Rate of Compensation
Marsico Global Fund

•    0.45% on aggregate assets of the Marsico Global Fund up to $1.5 billion

•    0.40% on aggregate assets of the Marsico Global Fund between $1.5 billion and $3 billion

•    0.35% on aggregate assets of the Marsico Global Fund above $3 billion

For the period January 1, 2008 through May 1, 2010, the Previous Adviser paid Marsico, as full compensation for services provided and expenses assumed pursuant to the Investment Sub-Advisory Agreement, a subadvisory fee for Marsico Global Fund and Marsico International Opportunities Fund, computed daily and payable monthly, at the annual rates of 0.80% of the aggregate average daily net assets of U.S. Funds.

Immediately prior to January 1, 2008, the Previous Adviser paid Marsico, as full compensation for services provided and expenses assumed, a subadvisory fee for Marsico 21st Century Fund, Marsico Focused Equities Fund,

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Marsico Growth Fund, Marsico International Opportunities Fund and Multi-Advisor International Equity Fund, computed daily and payable monthly at the annual rate of 0.45% of the average net assets of the respective Fund.

Subadvisory Fees Paid to Marsico

Marsico received subadvisory fees from the Previous Adviser for Marsico’s services as reflected in the following chart, which shows the advisory fees paid to Marsico, the advisory fees waived and expense reimbursements where applicable, for the three most recently completed fiscal periods.

Fund	Fiscal Year Ended February 29, 2012	Fiscal Year Ended February 28, 2011		Fiscal Year Ended February 28, 2010*
		Investment Manager	Previous Adviser
Marsico 21st Century Fund
Advisory Fee Paid	$14,719,569	$13,277,486	$3,008,714	$17,890,538
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—
Marsico Focused Equities Fund
Advisory Fee Paid	$11,473,054	$10,410,256	$2,367,560	$13,085,046
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—
Marsico Global Fund
Advisory Fee Paid	$38,150	$24,235	$4,482	$20,688
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—
Marsico Growth Fund
Advisory Fee Paid	$14,719,569	$12,413,940	$2,937,459	$16,721,820
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—
Marsico International Opportunities Fund
Advisory Fee Paid	$3,832,528	$4,316,490	$947,107	$5,728,038
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—
Multi-Advisor International Equity Fund
Advisory Fee Paid	$2,142,4991	$2,495,569	$572,116	$3,532,116
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—

*	All amounts were paid to or waived/reimbursed by the Previous Adviser.

Marsico Portfolio Managers

The following provides additional information about the Marsico portfolio managers responsible for making the day-to-day investment decisions for the Funds identified below. As described in the Management of the Fund – Primary Service Providers section of each Fund’s prospectuses, the Marsico portfolio managers responsible for the Funds are:

Portfolio Manager	Funds
James G. Gendelman	Marsico Global Fund
Marsico International Opportunities Fund
Multi-Advisor International Equity Fund†
Brandon Geisler	Marsico 21st Century Fund
Thomas F. Marsico	Marsico Focused Equities Fund
Marsico Global Fund
Marsico Growth Fund

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Portfolio Manager	Funds
Munish Malhotra, CFA	Marsico International Opportunities Fund
Multi-Advisor International Equity Fund†
Coralie Witter, CFA	Marsico Focused Equities Fund
Marsico Growth Fund

†	Responsible for the portion of the Multi-Advisor International Equity Fund that is subadvised by Marsico.

Marsico Portfolio Manager(s) Information

The following table provides information about the number and assets of other investment accounts (or portions of investment accounts) that the Marsico portfolio manager(s) managed, as of the end of each Fund’s most recent fiscal year.

Other Accounts Managed by the Marsico Portfolio Managers (excluding the applicable Fund)
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance Based Accounts	Dollar Range of Equity Securities in the Fund Beneficially Owned
For Funds with fiscal period ending February 29
Marsico21st Century Fund	Brandon Giesler	2 RICs 3 PIVs 4 other accounts†	$2.597 million $0.393 million $0.607 million	None	None
Marsico Focused Equities Fund	Thomas F. Marsico	28 RICs 16 PIVs 99 other accounts†	$14.460 million $2.346 million $9.306 million	None	None
	Coralie Witter, CFA	22 RICs 21 PIVs 83 other accounts†	$14.180 million $1.665 million $8,380 million	None	None
Marisco Global Fund	James G. Gendelman	18 RICs 7 PIVs 18 other accounts	$6.372 million $0.736 million $1.565 million	None	None
	Thomas F. Marsico	28 RICs 16 PIVs 99 other accounts†	$16.903 million $2.346 million $9.306 million	None	None
Marsico Growth Fund	Thomas F. Marsico	28 RICs 16 PIVs 99 other accounts†	$13.695 million $2.346 million $9.306 million	None	None
	Coralie Witter, CFA	22 RICs 21 PIVs 83 other accounts†	$13,415 million $1.665 million $8,380 million	None	None
Marsico International Opportunities Fund	James G. Gendelman	18 RICs 7 PIVs 18 other accounts	$6.372 million $0.736 million $1.565 million	None	None
	Munish Malhorta, CFA	15 RICs 2 PIVs 12 other accounts	$5.694 million $0.120 million $1.007 million	None	None
Multi-Advisor International Equity Fund	James G. Gendelman	18 RICs 7 PIVs 18 other accounts	$3.372 million $0.736 million $1.565 million	None	None
	Munish Malhorta, CFA	15 RICs 2 PIVs 12 other accounts	$5.694 million $0.120 million $1.007 million	None	None

*	RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.
†	One of the ‘other accounts’ is a wrap fee platform which includes approximately 3,580 underlying clients for total assets of approximately $1.057 billion and two of the ‘other accounts’ represent model portfolios for total assets of approximately $2.128 billion.

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Marsico Portfolio Managers Compensation

The compensation package for portfolio managers of Marsico is structured as a combination of base salary (reevaluated at least annually), and periodic cash bonuses. Base salaries may be adjusted upward or downward depending on Marsico’s profitability. Bonuses are typically based on two other primary factors: (1) Marsico’s overall profitability for the period, and (2) individual achievement and contribution. Exceptional individual efforts are typically rewarded through salary readjustments and through larger bonuses. No other special employee incentive arrangements are currently in place or being planned.

Portfolio manager compensation takes into account, among other factors, the overall performance of all accounts for which the portfolio manager provides investment advisory services. In receiving compensation such as bonuses, portfolio managers do not receive special consideration based on the performance of particular accounts, and do not receive compensation from accounts charging performance-based fees. In addition to salary and bonus, Marsico’s portfolio managers may participate in other benefits such as health insurance and retirement plans on the same basis as other Marsico employees. Marsico’s portfolio managers also may be offered the opportunity to acquire equity interests in the firm’s parent company. Equity interests are subject to the financial risks of Marsico’s business generally.

As a general matter, Marsico does not tie portfolio manager compensation to specific levels of performance relative to fixed benchmarks (e.g., S&P 500® Index). Although performance is a relevant consideration, comparisons with fixed benchmarks may not always be useful. Relevant benchmarks vary depending on specific investment styles and client guidelines or restrictions, and comparisons to benchmark performance may at times reveal more about market sentiment than about a portfolio manager’s performance or abilities. To encourage a long-term horizon for managing client assets and concurrently minimizing potential conflicts of interest and portfolios risks, Marsico evaluates a portfolio manager’s performance over periods longer than the immediate compensation period, and may consider a variety of measures in determining compensation, such as the performance of unaffiliated mutual funds or other portfolios having similar strategies as well as other measurements. Other factors that may be significant in determining portfolio manager compensation include, without limitation, the effectiveness of the manager’s leadership within Marsico’s investment management team, contributions to Marsico’s overall performance, discrete securities analysis, idea generation, the ability and willingness to support and train other analysts, and other considerations.

Marsico Portfolio Managers and Potential Conflicts of Interest

As indicated above, a portfolio manager may manage accounts for other clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers of Marsico make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that account. The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Although Marsico does not track the time a portfolio manager spends on a single portfolio, it does assess whether a portfolio manager has adequate time and resources to effectively manage all of the accounts for which he or she is responsible. Marsico seeks to manage competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline or complementary investment disciplines. Accounts within a particular investment discipline may often be managed by using generally similar investment strategies, subject to factors including particular account restrictions and objectives, account opening dates, cash flows, and other considerations. Even where multiple accounts are managed by the same portfolio manager within the same investment discipline, however, Marsico may take action with respect to one account that may differ from the timing or nature of action taken with respect to another account because of different client-specific objectives or restrictions or for other reasons such as different cash flows. Accordingly, the performance of each account managed by a portfolio manager will vary.

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Potential conflicts of interest may also arise when allocating and/or aggregating trades. Marsico often aggregates into a single trade order several individual contemporaneous client trade orders in a single security. Under Marsico’s trade management policy and procedures, when trades are aggregated on behalf of more than one account, such transactions will be allocated to participating client accounts in a fair and equitable manner. With respect to initial public offerings and other syndicated or limited offerings, it is Marsico’s policy to seek to ensure that over the long term, accounts with the same or similar investment objectives or strategies will receive an equitable opportunity to participate meaningfully in such offerings and will not be unfairly disadvantaged. To deal with these situations, Marsico has adopted policies and procedures for allocating transactions across multiple accounts. Marsico’s policies also seek to ensure that portfolio managers do not systematically allocate other types of trades in a manner that would be more beneficial to one account than another. Marsico’s compliance department monitors transactions made on behalf of multiple clients to seek to ensure adherence to its policies.

Marsico has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that seek to minimize potential conflicts of interest that may arise because Marsico advises multiple accounts. In addition, Marsico monitors a variety of areas, including compliance with account investment guidelines and/or restrictions and compliance with the policies and procedures of Marsico, including Marsico’s Code of Ethics.

Threadneedle

Threadneedle is a direct subsidiary of Threadneedle Asset Management Holdings Limited and an affiliate of the Investment Manager, and an indirect wholly-owned subsidiary of Ameriprise Financial. Threadneedle and Threadneedle Asset Management Holdings Limited are located at 60 St Mary Axe, London EC3A 8JQ, United Kingdom.

Services Provided

Pursuant to the terms of its Investment Sub-Advisory Agreement, Threadneedle manages the portion of the Multi-Advisor International Equity Fund’s asset that is allocated to it from time to time by the Investment Manager. In this capacity, Threadneedle selects and manages investments of the Fund with respect to its allocated portion. Threadneedle performs its duties subject at all times to oversight by the Investment Manager and to the control of the Board and in conformity with the stated policies of the Fund.

Its Investment Sub-Advisory Agreement generally provides that in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties, or reckless disregard of its obligations or duties thereunder, neither Threadneedle nor any of its respective officers, partners, employees or agents shall be subject to liability to the Trust or to any shareholder of the Trust for any act or omission in the course of rendering services thereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

The Investment Sub-Advisory Agreement became effective with respect to the Fund after approval by the Board, and after an initial two year period, continues from year to year, provided that such continuation of the Investment Sub-Advisory Agreement is specifically approved at least annually by the Trust’s Board, including its Independent Trustees. The Investment Sub-Advisory Agreement terminates automatically in the event of its assignment, and is terminable with respect to the Fund at any time without penalty by the Trust (by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund) or by the Investment Manager on 60 days’ written notice.

The Investment Manager, from the investment advisory fees it receives, pays Threadneedle for the services it provides to the Fund based on the percentage of the average daily net assets of the Fund, as set forth in the Investment Sub-Advisory Agreement. The Investment Manager also may pay amounts from its own assets to the Distributor or to selling or servicing agents for services they provide.

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Subadvisory Rates Paid to Threadneedle

Effective April 11, 2011, the Investment Manager pays Threadneedle, as full compensation for services provided and expenses assumed pursuant to the Investment Sub-Advisory Agreement, a subadvisory fee for Multi-Advisor International Equity Fund that is based on a percentage of the daily net assets of the Fund allocated to it as follows: 0.35% on the first $150 million of assets; 0.30% on the next $500 million of assets; 0.25% on the next $500 million of assets; and 0.20% on assets thereafter.

Subadvisory Fees Paid to Threadneedle

Threadneedle began managing a portion of the Multi-Advisor International Equity Fund’s assets on April 11, 2011. Therefore, Threadneedle received no subadvisory fees from the Investment Manager during the fiscal years completed on February 28, 2010 and February 28, 2011. For the fiscal year completed February 29, 2012, Threadneedle received subadvisory fees from the Investment Manager for the Multi-Advisor International Equity Fund totaling $2,533,939.

Threadneedle Portfolio Manager

The following provides additional information about the portfolio manager responsible for making the day-to-day investment decisions for Threadneedle’s portion of the Fund identified below. As described in the Management of the Fund – Primary Service Providers section of the Fund’s prospectuses, the portfolio manager responsible for Threadneedle’s portion of the Fund is:

Portfolio Manager	Fund(s)
Dan Ison	Multi-Advisor International Equity Fund

Threadneedle Portfolio Manager Information

The following table provides information about the number and assets of other investment accounts (or portions of investment accounts) that the Threadneedle portfolio manager managed, as of the end of the Fund’s most recent fiscal year.

Other Accounts Managed by the Threadneedle Portfolio Managers (excluding the Fund)
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance Based Accounts	Dollar Range of Equity Securities in the Fund Beneficially Owned
For Funds with fiscal year ending February 29
Multi-Advisor International Equity Fund	Dan Ison	1 RIC 2 PIVs	$0.442 billion $0.135 billion	1 PIV ($84.8 million)	None

*	RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.

Threadneedle Portfolio Manager(s) Compensation

To align the interests of its investment staff with those of its clients, the remuneration plan for senior individuals comprises basic salary, an annual profit share (linked to individual performance and the profitability of the company) and a long term incentive plan known as the Equity Incentive Plan (EIP) linked to measures of Threadneedle’s corporate success. Threadneedle believes this encourages longevity of service.

The split between each component varies between investment professionals and will be dependent on performance and the type of funds they manage.

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The split of the profit share focuses on three key areas of success:

•	Performance of own funds and research recommendations,

•	Performance of all portfolios in the individual’s team,

•	Broader contribution to the wider thinking of the investment team, e.g. idea generation, interaction with colleagues and commitment for example to assisting the sales effort.

Consideration of the individual’s general contribution is designed to encourage fund managers to think beyond personal portfolio performance and considers contributions made in:

•	Inter-team discussions, including asset allocation, global sector themes and weekly investment meetings,

•	Intra-team discussion, stock research and investment insights,

•	Marketing support, including written material and presentations.

It is important to appreciate that in order to maximize an individual’s rating and hence their profit share, he or she needs to score well in all areas. It is not sufficient to produce good personal fund performance without contributing effectively to the team and wider investment department. This structure is closely aligned with the Threadneedle’s investment principles of sharing ideas and effective communication.

Threadneedle Portfolio Managers and Potential Conflicts of Interest

Threadneedle portfolio managers may manage one or more mutual funds as well as other types of accounts, including proprietary accounts, separate accounts for institutions, and other pooled investment vehicles. Portfolio managers make investment decisions for an account or portfolio based on its investment objectives and policies, and other relevant investment considerations. A portfolio manager may manage a separate account or other pooled investment vehicle whose fees may be materially greater than the management fees paid by the Fund and may include a performance-based fee. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, and the aggregation and allocation of trades. In addition, the portfolio manager’s responsibilities at Threadneedle include working as a securities analyst. This dual role may give rise to conflicts with respect to making investment decisions for accounts that he/she manages versus communicating his/her analyses to other portfolio managers concerning securities that he/she follows as an analyst.

Threadneedle has a fiduciary responsibility to all of the clients for which it manages accounts. Threadneedle seeks to provide best execution of all securities transactions and to aggregate securities transactions and then allocate securities to client accounts in a fair and timely manner. Threadneedle has developed policies and procedures, including brokerage and trade allocation policies and procedures, designed to mitigate and manage the potential conflicts of interest that may arise from the management of multiple types of accounts for multiple clients.

The Administrator

Columbia Management Investment Advisers, LLC (which is also the Investment Manager) serves as Administrator of the Funds.

Services Provided

Pursuant to the terms of the Administrative Services Agreement, the Administrator has agreed to provide all of the services necessary for, or appropriate to, the business and effective operation of each Fund that are not (a) provided by employees or other agents engaged by each Fund or (b) required to be provided by any person pursuant to any other agreement or arrangement with each Fund.

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Administration Fee Rates Paid by the Funds

The Administrator receives fees as compensation for its services, which are computed daily and paid monthly, as set forth in the Administrative Services Agreement, and as shown in the section entitled Primary Service Providers – The Administrator in each Fund’s prospectuses.

The Administrator and the Previous Administrator received fees from the Funds for their services as reflected in the following charts, which show administration fees paid to and, as applicable waived/reimbursed by the Administrator and the Previous Administrator, for the three most recently completed fiscal years.

	Fiscal Period Ended January 31, 2012	Fiscal Year Ended March 31, 2011		Fiscal Year Ended March 31, 2010*	Fiscal Year Ended March 31, 2009*
Fund		Administrator	Previous Administrator
LifeGoal® Balanced Growth Portfolio
Administration Fee Paid	$172,993	—	—	—	—
Amount Reimbursed	—	—	—	—	—
Amount Waived	—	—	—	—	—
LifeGoal® Growth Portfolio
Administration Fee Paid	$110,201	—	—	—	—
Amount Reimbursed	—	—	—	—	—
Amount Waived	—	—	—	—	—
LifeGoal® Income and Growth Portfolio
Administration Fee Paid	$19,610	—	—	—	—
Amount Reimbursed	—	—	—	—	—
Amount Waived	—	—	—	—	—
LifeGoal® Income Portfolio
Administration Fee Paid	$8,838	$30,914	$3,197	$39,883	$38,550
Amount Reimbursed	—	—	—	$27,743	$26,949
Amount Waived	$1,907	$22,563	$2,386	—	—
Masters International Equity Portfolio
Administration Fee Paid	$14,245	—	—	—	—
Amount Reimbursed	—	—	—	—	—
Amount Waived	—	—	—	—	—

*	All amounts were paid to or waived/reimbursed by the Previous Administrator.

		Fiscal Year Ended February 28, 2011		Fiscal Year Ended February 28, 2010*
Fund	Fiscal Year Ended February 29, 2012	Administrator	Previous Administrator
Convertible Securities Fund
Administration Fee Paid	$468,787	$595,247	$125,887	$645,345
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—
International Value Fund**
Administration Fee Paid	$2,258,470	$2,268,256	$502,197	$2,523,528
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—

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		Fiscal Year Ended February 28, 2011		Fiscal Year Ended February 28, 2010*
Fund	Fiscal Year Ended February 29, 2012	Administrator	Previous Administrator
Large Cap Core Fund
Administration Fee Paid	$630,042	$1,456,582	$313,512	$1,646,222
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—
Large Cap Enhanced Core Fund
Administration Fee Paid	$298,190	$539,340	$133,310	$760,800
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—
Large Cap Index Fund
Administration Fee Paid	$3,361,679	$2,435,505	$476,763	$2,231,508
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—
Large Cap Value Fund
Administration Fee Paid	$1,573,639	$2,882,750	$618,318	$3,641,178
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—
Marsico 21st Century Fund
Administration Fee Paid	$5,963,877	$6,375,466	$1,446,304	$8,603,983
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—
Marsico Focused Equities Fund
Administration Fee Paid	$5,553,522	$4,973,795	$1,133,081	$6,259,486
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—
Marsico Global Fund
Administration Fee Paid	$4,675	$11,839	$2,186	—
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—
Marsico Growth Fund
Administration Fee Paid	$7,140,171	$5,953,193	$1,411,813	$8,032,650
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—
Marsico International Opportunities Fund
Administration Fee Paid	$1,825,542	$2,111,916	$462,400	$2,706,440
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—
Mid Cap Index Fund
Administration Fee Paid	$2,688,253	$1,806,673	$335,447	$1,474,963
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—
Mid Cap Value Fund
Administration Fee Paid	$3,145,380	$6,421,326	$1,333,218	$6,437,740
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—
Multi-Advisor International Equity Fund
Administration Fee Paid	$1,516,047	$1,837,899	$415,193	$2,340,535
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—

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		Fiscal Year Ended February 28, 2011		Fiscal Year Ended February 28, 2010*
Fund	Fiscal Year Ended February 29, 2012	Administrator	Previous Administrator
Overseas Value Fund
Administration Fee Paid	$9,224	$3,250	$668	—
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—
Small Cap Growth Fund II
Administration Fee Paid	$358,982	$335,839	$71,779	$296,532
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—
Small Cap Index Fund
Administration Fee Paid	$2,072,518	$1,317,190	$259,005	$1,163,978
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—
Small Cap Value Fund II
Administration Fee Paid	$1,896,297	$2,279,973	$443,426	$1,916,545
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—

*	All amounts were paid to or waived/reimbursed by the Previous Administrator.
**	The Administration fees are paid at both the Master Portfolio- and Feeder Fund-levels; amounts shown above include only the portion paid at the Feeder Fund-level.

		Fiscal Year Ended March 31, 2011
Fund	Fiscal Year Ended March 31, 2012	Administrator	Previous Administrator	Fiscal Year Ended March 31, 2010*
Short Term Bond Fund
Administration Fee Paid	$1,741,167	$2,986,599	$280,798	$2,556,779
Amount Reimbursed	—	—	—	$97,492
Amount Waived	—	—	—	—

*	All amounts were paid to or waived/reimbursed by the Previous Administrator.

Fund			Fiscal Year Ended March 31, 2011		Fiscal Year Ended March 31, 2010**
	Fiscal Period Ended April 30, 2012*	Fiscal Year Ended March 31, 2012	Administrator	Previous Administrator
CA Intermediate Municipal Bond Fund
Administration Fee Paid	$16,352	$205,208	$331,076	$27,933	$258,160
Amount Reimbursed	—	—	—	—	—
Amount Waived	—	—	—	—	—
Corporate Bond Portfolio
Administration Fee Paid	—	—	—	—	—
Amount Reimbursed	—	—	—	—	—
Amount Waived	—	—	—	—	—
GA Intermediate Municipal Bond Fund
Administration Fee Paid	$6,138	$86,372	$169,429	$16,176	$141,447
Amount Reimbursed	—	—	—	—	—
Amount Waived	—	—	—	—	—

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Fund			Fiscal Year Ended March 31, 2011		Fiscal Year Ended March 31, 2010**
	Fiscal Period Ended April 30, 2012*	Fiscal Year Ended March 31, 2012	Administrator	Previous Administrator
MD Intermediate Municipal Bond Fund
Administration Fee Paid	$8,153	$112,277	$154,855	$14,763	$181,093
Amount Reimbursed	—	—	—	—	—
Amount Waived	—	—	—	—	—
Mortgage- and Asset-Backed Portfolio
Administration Fee Paid	—	—	—	—	—
Amount Reimbursed	—	—	—	—	—
Amount Waived	—	—	—	—	—
NC Intermediate Municipal Bond Fund
Administration Fee Paid	$13,067	$175,678	$225,076	$20,237	$234,514
Amount Reimbursed	—	—	—	—	—
Amount Waived	—	—	—	—	—
Short Term Municipal Bond Fund
Administration Fee Paid	$121,842	$1,717,276	$3,069,492	$299,833	$2,935,466
Amount Reimbursed	—	—	—	—	—
Amount Waived	—	—	—	—	—
SC Intermediate Municipal Bond Fund
Administration Fee Paid	$10,147	$135,833	$182,254	$17,283	$235,422
Amount Reimbursed	—	—	—	—	—
Amount Waived	—	—	—	—	—
VA Intermediate Municipal Bond Fund
Administration Fee Paid	$21,230	$285,097	$374,692	$33,870	$411,604
Amount Reimbursed	—	—	—	—	—
Amount Waived	—	—	—	—	—

*	For the period from April 1, 2012 to April 30, 2012. During the period, the fiscal year end of each Fund was changed from March 31 to April 30.
**	All amounts were paid to or waived/reimbursed by the Previous Administrator.

Pricing and Bookkeeping Services

Prior to 2011, State Street provided certain pricing and bookkeeping services to the Funds. The Administrator was responsible for overseeing the performance of these services and for certain other services. Effective during 2011, these services began to be provided under the Administrative Services Agreement.

Services Provided

Effective December 15, 2006, the Trust entered into a Financial Reporting Services Agreement with State Street and the Previous Adviser (the Financial Reporting Services Agreement) pursuant to which State Street provided financial reporting services to the Funds. Also effective December 15, 2006, the Trust entered into an Accounting Services Agreement with State Street and the Previous Adviser (collectively with the Financial Reporting Services Agreement, the State Street Agreements) pursuant to which State Street provided accounting services to the Funds. Effective May 1, 2010, the State Street Agreements were amended to, among

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other things, assign and delegate the Previous Adviser’s rights and obligations under the State Street Agreements to the Administrator. Under the State Street Agreements, each Fund (except the Corporate Bond Portfolio, Mortgage- and Asset-Backed Portfolio, LifeGoal® Portfolios, Masters International Equity Portfolio, Large Cap Index Fund and Small Cap Index Fund) paid State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee for a Fund during any year did not exceed $140,000 annually (exclusive of out-of-pocket expenses and charges). Each Fund (except the Corporate Bond Portfolio, Mortgage- and Asset-Backed Portfolio, LifeGoal® Portfolios, Large Cap Index Fund and Small Cap Index Fund) also reimbursed State Street for certain out-of-pocket expenses and charges. The State Street Agreements were terminated on August 8, 2011.

Under the State Street Agreements, LifeGoal® Income Portfolio and Masters International Equity Portfolio paid State Street an annual fee of $26,000 paid monthly. LifeGoal® Income Portfolio also reimbursed State Street for certain out-of-pocket expenses and charges. Except for LifeGoal® Income Portfolio, the LifeGoal® Portfolios did not pay any separate fees for services rendered under the State Street Agreements, and, except for LifeGoal® Income Portfolio, the fees for pricing and bookkeeping services incurred by the LifeGoal® Portfolios were paid as part of the management fee.

Under the Administrative Services Agreement, fees for pricing and bookkeeping services incurred by Large Cap Index Fund and Small Cap Index Fund are paid by the Administrator.

Pursuant to an assumption agreement with the Investment Manager, Corporate Bond Portfolio and Mortgage- and Asset-Backed Portfolio did not pay separate fees for services rendered under the State Street Agreements and did not pay fees for pricing and bookkeeping services.

From December 15, 2006 through May 1, 2010, the Trust was party to a Pricing and Bookkeeping Oversight and Services Agreement (the Services Agreement) with the Previous Adviser. Under the Services Agreement, the Previous Adviser provided services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provided oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, each Fund reimbursed the Previous Adviser for out-of-pocket expenses and charges, including fees payable to third parties, such as for pricing the Funds’ portfolio securities, incurred by the Previous Adviser in the performance of services under the Services Agreement. Prior to January 1, 2008, the Funds also reimbursed the Previous Adviser for accounting oversight services and services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002. Effective May 1, 2010, the services previously provided by the Previous Adviser under the Services Agreement began to be provided by the Administrator under the Administrative Services Agreement, and the Services Agreement was terminated.

Pricing and Bookkeeping Fees Paid by the Funds

State Street received fees from the Funds for their services as reflected in the following table, which show the net pricing and bookkeeping fees paid to State Street, the Investment Manager and the Previous Adviser for the three most recently completed fiscal years, except as otherwise indicated.

Fund	Fiscal Period Ended January 31, 2012	Fiscal Year Ended March 31, 2011	Fiscal Year Ended March 31, 2010*	Fiscal Year Ended March 31, 2009*
LifeGoal® Balanced Growth Portfolio
Amount Paid to Investment Manager	—	—	—	—
Amount Paid to State Street	—	—	—	—

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Fund	Fiscal Period Ended January 31, 2012	Fiscal Year Ended March 31, 2011	Fiscal Year Ended March 31, 2010*	Fiscal Year Ended March 31, 2009*
LifeGoal® Growth Portfolio
Amount Paid to Investment Manager	—	—	—	—
Amount Paid to State Street	—	—	—	—
LifeGoal® Income and Growth Portfolio
Amount Paid to Investment Manager	—	—	—	—
Amount Paid to State Street	—	—	—	—
LifeGoal® Income Portfolio
Amount Paid to Investment Manager	$89	—	—	—
Amount Paid to State Street	—	$26,348	$26,283	$26,128
Masters International Equity Portfolio
Amount Paid to Investment Manager	$509	—	—	—
Amount Paid to State Street	—	$27,115	$26,284	$26,151

*	All amounts “Paid to Investment Manager” were paid to the Previous Adviser.

Fund	Fiscal Year Ended February 29, 2012	Fiscal Year Ended February 28, 2011	Fiscal Year Ended February 28, 2010*
Convertible Securities Fund
Amount Paid to Investment Manager	—	—	—
Amount Paid to State Street	$40,806	$112,948	$117,450
International Value Fund**
Amount Paid to Investment Manager	—	—	—
Amount Paid to State Street	$16,344	$38,000	$38,000
Large Cap Core Fund
Amount Paid to Investment Manager	—	—	—
Amount Paid to State Street	$48,189	$144,785	$144,815
Large Cap Enhanced Core Fund
Amount Paid to Investment Manager	—	—	—
Amount Paid to State Street	$30,316	$109,119	$117,947
Large Cap Index Fund
Amount Paid to Investment Manager	—	—	—
Amount Paid to State Street	—	—	—
Large Cap Value Fund
Amount Paid to Investment Manager	—	—	—
Amount Paid to State Street	$59,100	$141,795	$141,357
Marsico 21st Century Fund
Amount Paid to Investment Manager			—
Amount Paid to State Street	$59,721	$142,868	$147,990
Marsico Focused Equities Fund
Amount Paid to Investment Manager	—	—	—
Amount Paid to State Street	$57,903	$143,791	$143,765
Marsico Global Fund
Amount Paid to Investment Manager	—	—	—
Amount Paid to State Street	$18,087	$50,506	$22,418

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Fund	Fiscal Year Ended February 29, 2012	Fiscal Year Ended February 28, 2011	Fiscal Year Ended February 28, 2010*
Marsico Growth Fund
Amount Paid to Investment Manager	—	—	—
Amount Paid to State Street	$59,396	$143,829	$143,813
Marsico International Opportunities Fund
Amount Paid to Investment Manager	—	—	—
Amount Paid to State Street	$54,903	$151,885	$151,423
Mid Cap Index Fund
Amount Paid to Investment Manager	—	—	—
Amount Paid to State Street	$60,484	$145,325	$145,331
Mid Cap Value Fund
Amount Paid to Investment Manager	—	—	—
Amount Paid to State Street	$9,536	$141,578	$141,991
Multi-Advisor International Equity Fund
Amount Paid to Investment Manager	—	—	—
Amount Paid to State Street	$10,528	$156,329	$155,605
Overseas Value Fund
Amount Paid to Investment Manager	—	—	—
Amount Paid to State Street	$17,395	$51,388	$15,682
Small Cap Growth Fund II
Amount Paid to Investment Manager	—	—	—
Amount Paid to State Street	$33,332	$92,313	$89,209
Small Cap Index Fund
Amount Paid to Investment Manager	—	—	—
Amount Paid to State Street	—	—	—
Small Cap Value Fund II
Amount Paid to Investment Manager	—	—	—
Amount Paid to State Street	$59,231	$142,013	$141,971

*	All amounts “Paid to Investment Manager” were paid to the Previous Adviser.
**	The Pricing and Bookkeeping Fees are paid at both the Master Portfolio- and Feeder Fund-levels; amounts shown above include only the portion paid at the Feeder Fund-level.

Fund	Fiscal Year Ended March 31, 2012	Fiscal Year Ended March 31, 2011	Fiscal Year Ended March 31, 2010*
Short Term Bond Fund
Amount Paid to Investment Manager	—	—	—
Amount Paid to State Street	$27,398	$171,788	$170,978

*	All amounts “Paid to Investment Manager” were paid to the Previous Adviser.

Fund	Fiscal Period Ended April 30, 2012*	Fiscal Year Ended March 31, 2012	Fiscal Year Ended March 31, 2011	Fiscal Year Ended March 31, 2010**
CA Intermediate Municipal Bond Fund
Amount Paid to Investment Manager	—	—	—	—
Amount Paid to State Street	—	$10,948	$93,984	$89,890
Corporate Bond Portfolio
Amount Paid to Investment Manager	—	—	—	—
Amount Paid to State Street	—	—	—	—

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Fund	Fiscal Period Ended April 30, 2012*	Fiscal Year Ended March 31, 2012	Fiscal Year Ended March 31, 2011	Fiscal Year Ended March 31, 2010**
GA Intermediate Municipal Bond Fund
Amount Paid to Investment Manager	—	—	—	—
Amount Paid to State Street	—	$7,583	$66,957	$68,821
MD Intermediate Municipal Bond Fund
Amount Paid to Investment Manager	—	—	—	—
Amount Paid to State Street	—	$8,201	$72,676	$74,271
Mortgage- and Asset-Backed Portfolio
Amount Paid to Investment Manager	—	—	—	—
Amount Paid to State Street	—	—	—	—
NC Intermediate Municipal Bond Fund
Amount Paid to Investment Manager	—	—	—	—
Amount Paid to State Street	—	$9,953	$86,539	$84,310
Short Term Municipal Bond Fund
Amount Paid to Investment Manager	—	—	—	—
Amount Paid to State Street	—	$29,401	$192,867	$184,672
SC Intermediate Municipal Bond Fund
Amount Paid to Investment Manager	—	—	—	—
Amount Paid to State Street	—	$8,707	$76,745	$81,480
VA Intermediate Municipal Bond Fund
Amount Paid to Investment Manager	—	—	—	—
Amount Paid to State Street	—	$12,533	$107,911	$107,431

*	For the period from April 1, 2012 to April 30, 2012. During the period, the fiscal year end of each Fund was changed from March 31 to April 30.
**	All amounts “Paid to Investment Manager” were paid to the Previous Adviser.

The Principal Underwriter/Distributor

Columbia Management Investment Distributors, Inc. (the Distributor) serves as the principal underwriter and distributor for the continuous offering of shares of the Funds pursuant to a Distribution Agreement. The Distribution Agreement obligates the Distributor to use appropriate efforts to find purchasers for the shares of the Funds. The Distributor’s address is: 225 Franklin Street, Boston, MA 02110.

Distribution Obligations

Pursuant to the Distribution Agreement, the Distributor, as agent, sells shares of the Funds on a continuous basis and transmits purchase and redemption orders that it receives to the Trust or the Transfer Agent, or their designated agents. Additionally, the Distributor has agreed to use appropriate efforts to solicit orders for the sale of shares and to undertake advertising and promotion as it believes appropriate in connection with such solicitation. Pursuant to the Distribution Agreement, the Distributor, at its own expense, finances those activities which are primarily intended to result in the sale of shares of the Funds, including, but not limited to, advertising, compensation of underwriters, dealers and sales personnel, the printing and mailing of prospectuses to other than existing shareholders, and the printing and mailing of sales literature. The Distributor, however, may be

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compensated or reimbursed for all or a portion of such expenses to the extent permitted by a Distribution Plan adopted by the Trust pursuant to Rule 12b-1 under the 1940 Act. See Investment Advisory and Other Services – Distribution and Servicing Plans for more information about the share classes for which the Trust has adopted a Distribution Plan.

See Investment Advisory and Other Services – Other Roles and Relationships of Ameriprise Financial and its Affiliates – Certain Conflicts of Interest for more information about conflicts of interest, including those that relate to the Investment Manager and its affiliates.

The Distribution Agreement became effective with respect to each Fund after approval by its Board, and, after an initial two-year period, continues from year to year, provided that such continuation of the Distribution Agreement is specifically approved at least annually by the Board, including its Independent Trustees. The Distribution Agreement terminates automatically in the event of its assignment, and is terminable with respect to each Fund at any time without penalty by the Trust (by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund) or by the Distributor on 60 days’ written notice.

Underwriting Commissions Paid by the Funds

The Distributor and the Previous Distributor received commissions and other compensation for its services as reflected in the following charts, which show amounts paid to the Distributor and the Previous Distributor, as well as amounts the Distributor and the Previous Distributor retained, after paying commissions and other expenses, for the three most recently completed fiscal years.

Fund	Fiscal Period Ended January 31, 2012	Fiscal Year Ended March 31, 2011		Fiscal Year Ended March 31, 2010*	Fiscal Year Ended March 31, 2009*
		Distributor	Previous Distributor
LifeGoal® Balanced Growth Portfolio
Amount Paid
Class A shares	740,555	$542,783	$79,808	$707,466	$824,098
Amount Retained
Class A shares	$625,323	$88,517**		$112,738	$132,234
Class B shares	$21,587	$99,464**		$220,799	$479,481
Class C shares	$4,176	$5,151**		$6,080	$56,297
Class T shares	$4,240
LifeGoal® Growth Portfolio
Amount Paid
Class A shares	$435,375	$273,007	$46,518	$357,761	$619,512
Amount Retained
Class A shares	$714,528	$44,023**		$54,808	$99,409
Class B shares	$39,575	$67,582		$109,835	$230,340
Class C shares	$4,801	$5,859		$6,240	$14,107
Class T shares	—
LifeGoal® Income and Growth Portfolio
Amount Paid
Class A shares	$106,244	$121,630	$15,731	$161,707	$248,920
Amount Retained
Class A shares	$86,408	$17,709**		$27,891	$45,674
Class B shares	$6,260	$25,995**		$43,762	$137,664
Class C shares	$1,296	$1,302**		$2,141	$9,112
Class T shares	—

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Fund	Fiscal Period Ended January 31, 2012	Fiscal Year Ended March 31, 2011		Fiscal Year Ended March 31, 2010*	Fiscal Year Ended March 31, 2009*
		Distributor	Previous Distributor
LifeGoal® Income Portfolio
Amount Paid
Class A shares	$6,354	$9,686	$1,037	$12,780	$20,370
Amount Retained
Class A shares	$5,800	$1,357**		$1,355	$1,738
Class B shares	$511	$2,546**		$6,709	$5,919
Class C shares	$393	$229**		$145	$1,609
Class T shares	—
Masters International Equity Portfolio
Amount Paid
Class A shares	$7,969	$7,943	$1,970	$22,038	$125,854
Amount Retained
Class A shares	$6,656	$1,571**		$17,969	$21,250
Class B shares	$3,596	$7,811**		$14,287	$19,308
Class C shares	$128	$287**		$588	$6,443

*	All amounts were paid to or retained by the Previous Distributor.
**	A portion of the amount shown was retained by the Distributor and the Previous Distributor.

	Fiscal Year Ended February 29, 2012	Fiscal Year Ended February 28, 2011		Fiscal Year Ended February 28, 2010*
Fund		Distributor	Previous Distributor
Convertible Securities Fund
Amount Paid
Class A shares	$173,003	$53,741	$6,710	$44,314
Amount Retained
Class A shares	$173,003	$9,935**		$6,663
Class B shares	$2,291	$8,741**		$15,863
Class C shares	$2,396	$101**		$141
International Value Fund
Amount Paid
Class A shares	$81,986	$71,896	$29,627	$242,634
Amount Retained
Class A shares	$81,986	$16,822**		$34,160
Class B shares	$1,025	$1,158**		$507
Class C shares	$4,325	$5,200**		$827
Large Cap Core Fund
Amount Paid
Class A shares	$24,187	$24,844	$8,758	$42,420
Amount Retained
Class A shares	$24,212	$5,030**		$6,503
Class B shares	$1,097	$1,423**		$3,239
Class C shares	$324	$242**		$203
Large Cap Enhanced Core Fund
Amount Paid
Class A shares	—	—	—	—
Amount Retained
Class A shares	—	—	—	—
Class R shares	—	—	—	—

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	Fiscal Year Ended February 29, 2012	Fiscal Year Ended February 28, 2011		Fiscal Year Ended February 28, 2010*
Fund		Distributor	Previous Distributor
Large Cap Index Fund
Amount Paid
Class A shares	—	—	—	—
Amount Retained
Class A shares	—	—		$15
Class B shares	$212	$879**		$4,216
Large Cap Value Fund
Amount Paid
Class A shares	$124,827	$91,840	$37,084	$153,445
Amount Retained
Class A shares	$125,422	$19,076**		$25,081
Class B shares	$12,360	$30,573**		$57,696
Class C shares	$2,168	$1,633**		$1,728
Marsico 21st Century Fund
Amount Paid
Class A shares	$317,691	$403,712	$124,579	$813,469
Amount Retained
Class A shares	$319,820	$71,965**		$120,518
Class B shares	$167,571	$316,760**		$402,871
Class C shares	$15,487	$20,971**		$144,216
Marsico Focused Equities Fund
Amount Paid
Class A shares	$173,599	$172,448	$42,458	$264,977
Amount Retained
Class A shares	$173,619	$30,674**		$44,751
Class B shares	$17,505	$52,559**		$118,597
Class C shares	$4,579	$10,485**		$24,741
Marsico Global Fund
Amount Paid
Class A shares	$36,429	$15,034	$1,125	$12,606
Amount Retained
Class A shares	$36,999	$2,241**		$1,779
Class C shares	$200	$42**		$743
Marsico Growth Fund
Amount Paid
Class A shares	$225,750	$237,830	$65,591	$341,752
Amount Retained
Class A shares	$225,750	$44,389**		$66,515
Class B shares	$19,348	$77,871**		$119,246
Class C shares	$13,676	$8,561**		$43,937
Marsico International Opportunities Fund
Amount Paid
Class A shares	$20,898	$30,520	$12,737	$69,193
Amount Retained
Class A shares	$21,012	$6,528**		$10,762
Class B shares	$19,493	$33,816**		$38,709
Class C shares	$781	$970**		$4,361
Mid Cap Index Fund
Amount Paid
Class A shares	—	—	—	—
Amount Retained
Class A shares	—	—	—	—

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	Fiscal Year Ended February 29, 2012	Fiscal Year Ended February 28, 2011		Fiscal Year Ended February 28, 2010*
Fund		Distributor	Previous Distributor
Mid Cap Value Fund
Amount Paid
Class A shares	$166,481	$172,566	$55,954	$267,654
Amount Retained
Class A shares	$180,474	$37,809**		$45,628
Class B shares	$33,200	$56,082**		$88,854
Class C shares	$9,366	$9,853**		$20,739
Multi-Advisor International Equity Fund
Amount Paid
Class A shares	$29,467	$2,658	$5,851	$13,134
Amount Retained
Class A shares	$105,885	$1,326**		$2,007
Class B shares	$7,341	$1,602**		$1,146
Class C shares	$504	—	—	—
Overseas Value Fund
Amount Paid	—	—	—	—
Amount Retained	—	—	—	—
Small Cap Growth Fund II
Amount Paid
Class A shares	$10,949	$11,333	$5,872	$21,406
Amount Retained
Class A shares	$10,949	$2,632**		$3,046
Class B shares	$820	$2,255**		$1,948
Class C shares	$6	$663**		$551
Small Cap Index Fund
Amount Paid
Class A shares	—	—	—	—
Amount Retained
Class A shares	—	—	—	—
Class B shares	$6,291
Small Cap Value Fund II
Amount Paid
Class A shares	$3,679	$4,817	$1,087	$8,583
Amount Retained
Class A shares	$3,892	$1,040**		$1,118
Class B shares	$4,270	$6,376**		$8,191
Class C shares	$96	$296**		$1,745

*	All amounts were paid to or retained by the Previous Distributor.
**	A portion of the amount shown was retained by the Distributor and the Previous Distributor.

	Fiscal Year Ended March 31, 2012	Fiscal Year Ended March 31, 2011		Fiscal Year Ended March 31, 2010*
Fund		Distributor	Previous Distributor
Short Term Bond Fund
Amount Paid
Class A Shares	$73,720	$132,347	$11,409	$243

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	Fiscal Year Ended March 31, 2012	Fiscal Year Ended March 31, 2011		Fiscal Year Ended March 31, 2010*
Fund		Distributor	Previous Distributor
Amount Retained
Class A Shares	$123,557	$51,632**		$99,958
Class B Shares	$7,611	$4,674**		$4,116
Class C Shares	$19,214	$60,542		$33,731

*	All amounts were paid to or retained by the Previous Distributor.
**	A portion of the amount shown was retained by the Distributor and the previous Distributor.

			Fiscal Year Ended March 31, 2011		Fiscal Year Ended March 31, 2010***
Fund	Fiscal Period Ended April 30, 2012*	Fiscal Year Ended March 31, 2012	Distributor	Previous Distributor
CA Intermediate Municipal Bond Fund
Amount Paid
Class A shares	$326	$38,331	$35,407	$0	$13,765
Amount Retained
Class A shares	$326	$38,331	$4,249**		$4,013
Class B shares	—	—	$0**		$991
Class C shares	$25	—	$381**		$828
Corporate Bond Portfolio
Amount Paid
Shares	—	—	—		—
GA Intermediate Municipal Bond Fund
Amount Paid
Class A shares	$5	$15,958	$15,411	$149	$32,915
Amount Retained
Class A shares	$901	$15,958	$2,096**		$3,025
Class B shares	—	$630	$500**		$582
Class C shares	—	$181	$554**		$462
MD Intermediate Municipal Bond Fund
Amount Paid
Class A shares	$342	$31,062	$24,213	$2,873	$71,197
Amount Retained
Class A shares	$342	$31,062	$2,973**		$6,775
Class B shares	—	$30	$1,999**		$485
Class C shares	—	$1,726	$437**		—
Mortgage- and Asset-Backed Portfolio
Amount Paid
Shares	—	—	—		—
NC Intermediate Municipal Bond Fund
Amount Paid
Class A shares	$4,362	$46,642	$42,971	$1,352	$31,713
Amount Retained
Class A shares	$4,362	$46,642	$6,647**		$13,321
Class B shares	—	—	$0**		$713
Class C shares	—	$311	$295**		$409

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			Fiscal Year Ended March 31, 2011		Fiscal Year Ended March 31, 2010***
Fund	Fiscal Period Ended April 30, 2012*	Fiscal Year Ended March 31, 2012	Distributor	Previous Distributor
Short Term Municipal Bond Fund
Amount Paid
Class A shares	$3,565	$35,161	$53,224	$7,122	$338,947
Amount Retained
Class A shares	$3,565	$41,230	$69,857**		$262,334
Class B shares	—	—	$0**		—
Class C shares	$210	$3,560	$24,289**		$30,159
SC Intermediate Municipal Bond Fund
Amount Paid
Class A shares	$6,332	$57,264	$47,587	$2,663	$53,622
Amount Retained
Class A shares	$6,332	$57,264	$5,681**		$24,755
Class B shares	—	—	$1,500**		—
Class C shares	—	$4,957	$404**		$322
VA Intermediate Municipal Bond Fund
Amount Paid
Class A shares	$240	$35,555	$24,183	$128	$28,594
Amount Retained
Class A shares	$640	$35,555	$2,467**		$3,230
Class B shares	$205	—	$2**		$698
Class C shares	—	$32			$970

*	For the period from April 1, 2012 to April 30, 2012. During the period, the fiscal year end of each Fund was changed from March 31 to April 30.
**	All amounts were paid to or retained by the Previous Distributor.
***	A portion of the amount shown was retained by the Distributor and the previous Distributor.

Other Roles and Relationships of Ameriprise Financial and its Affiliates – Certain Conflicts of Interest

As described above in the Investment Advisory and Other Services section of this SAI, and in the Management of the Fund – Primary Service Providers section of each Fund’s prospectuses, the Investment Manager, Administrator, Distributor and Transfer Agent, all affiliates of Ameriprise Financial, receive compensation from the Funds for the various services they provide to the Funds. Additional information as to the specific terms regarding such compensation is set forth in these affiliated service providers’ contracts with the Funds, each of which typically is included as an exhibit to Part C of each Fund’s registration statement.

In many instances, the compensation paid to the Investment Manager and other Ameriprise Financial affiliates for the services they provide to the Funds is based, in some manner, on the size of the Funds’ assets under management. As the size of the Funds’ assets under management grows, so does the amount of compensation paid to the Investment Manager and other Ameriprise Financial affiliates for providing services to the Funds. This relationship between Fund assets and affiliated service provider compensation may create economic and other conflicts of interests of which Fund investors should be aware. These potential conflicts of interest, as well as additional ones, are discussed in detail below and also are addressed in other disclosure materials, including the Funds’ prospectuses. These conflicts of interest also are highlighted in account documentation and other disclosure materials of Ameriprise Financial affiliates that make available or offer the Columbia Funds as investments in connection with their respective products and services. In addition, Part 1A of the Investment Manager’s Form ADV, which it must file with the SEC as an investment adviser registered under

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the Investment Advisers Act of 1940, provides information about the Investment Manager’s business, assets under management, affiliates and potential conflicts of interest. Part 1A of the Investment Manager’s Form ADV is available online through the SEC’s website at www.adviserinfo.sec.gov.

Additional actual or potential conflicts of interest and certain investment activity limitations that could affect the Funds may arise from the financial services activities of Ameriprise Financial and its affiliates, including, for example, the investment advisory/management services provided for clients and customers other than the Funds. In this regard, Ameriprise Financial is a major financial services company. Ameriprise Financial and its affiliates are engaged in a wide range of financial activities beyond the mutual fund-related activities of the Investment Manager, including, among others, broker-dealer (sales and trading), asset management, insurance and other financial activities. The broad range of financial services activities of Ameriprise Financial and its affiliates may involve multiple advisory, transactional, lending, financial and other interests in securities and other instruments, and in companies, that may be bought, sold or held by the Funds. The following describes certain actual and potential conflicts of interest that may be presented.

Actual and Potential Conflicts of Interest Related to the Investment Advisory/Management Activities of Ameriprise Financial and its Affiliates in Connection With Other Advised/Managed Funds and Accounts

The Investment Manager and other affiliates of Ameriprise Financial may advise or manage funds and accounts other than the Funds. In this regard, Ameriprise Financial and its affiliates may provide investment advisory/management and other services to other advised/managed funds and accounts that are similar to those provided to the Funds. The Investment Manager and Ameriprise Financial’s other investment adviser affiliates (including, for example, Columbia Wanger Asset Management, LLC) will give advice to and make decisions for all advised/managed funds and accounts, including the Funds, as they believe to be in that fund’s and/or account’s best interests, consistent with their fiduciary duties. The Funds and the other advised/managed funds and accounts of Ameriprise Financial and its affiliates are separately and potentially divergently managed, and there is no assurance that any investment advice Ameriprise Financial and its affiliates give to other advised/managed funds and accounts will also be given simultaneously or otherwise to the Funds.

A variety of other actual and potential conflicts of interest may arise from the advisory relationships of the Investment Manager and other Ameriprise Financial affiliates with other clients and customers. Advice given to the Funds and/or investment decisions made for the Funds by the Investment Manager or other Ameriprise Financial affiliates may differ from, or may conflict with, advice given to and/or investment decisions made for other advised/managed funds and accounts. As a result, the performance of the Funds may differ from the performance of other funds or accounts advised/managed by the Investment Manager or other Ameriprise Financial affiliates. Similarly, a position taken by Ameriprise Financial and its affiliates, including the Investment Manager, on behalf of other funds or accounts may be contrary to a position taken on behalf of the Funds. Moreover, Ameriprise Financial and its affiliates, including the Investment Manager, may take a position on behalf of other advised/managed funds and accounts, or for their own proprietary accounts, that is adverse to companies or other issuers in which the Funds are invested. For example, the Funds may hold equity securities of a company while another advised/managed fund or account may hold debt securities of the same company. If the portfolio company were to experience financial difficulties, it might be in the best interest of the Funds for the company to reorganize while the interests of the other advised/managed fund or account might be better served by the liquidation of the company. This type of conflict of interest could arise as the result of circumstances that cannot be generally foreseen within the broad range of investment advisory/management activities in which Ameriprise Financial and its affiliates engage.

Investment transactions made on behalf of other funds or accounts advised/managed by the Investment Manager or other Ameriprise Financial affiliates also may have a negative effect on the value, price or investment strategies of the Funds. For example, this could occur if another advised/managed fund or account implements an investment decision ahead of, or at the same time as, the Funds and causes the Funds to experience less favorable trading results than they otherwise would have experienced based on market liquidity

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factors. In addition, the other funds and accounts advised/managed by the Investment Manager and other Ameriprise Financial affiliates, including the other Columbia Funds, may have the same or very similar investment objective and strategies as the Funds. In this situation, the allocation of, and competition for, investment opportunities among the Funds and other funds and/or accounts advised/managed by the Investment Manager or other Ameriprise Financial affiliates may create conflicts of interest especially where, for example, limited investment availability is involved. The Investment Manager has adopted policies and procedures addressing the allocation of investment opportunities among the Funds and other funds and accounts advised by the Investment Manager and other affiliates of Ameriprise Financial. For more information, see Investment Advisory and Other Services – The Investment Manager and Investment Advisory Services – Portfolio Manager(s) – The Investment Manager’s Portfolio Managers and Potential Conflicts of Interests.

Sharing of Information among Advised/Managed Accounts

Ameriprise Financial and its affiliates also may possess information that could be material to the management of a Fund and may not be able to, or may determine not to, share that information with the Fund, even though the information might be beneficial to the Fund. This information may include actual knowledge regarding the particular investments and transactions of other advised/managed funds and accounts, as well as proprietary investment, trading and other market research, analytical and technical models, and new investment techniques, strategies and opportunities. Depending on the context, Ameriprise Financial and its affiliates generally will have no obligation to share any such information with the Funds. In general, employees of Ameriprise Financial and its affiliates, including the portfolio managers of the Investment Manager, will make investment decisions without regard to information otherwise known by other employees of Ameriprise Financial and its affiliates, and generally will have no obligation to access any such information and may, in some instances, not be able to access such information because of legal and regulatory constraints or the internal policies and procedures of Ameriprise Financial and its affiliates. For example, if the Investment Manager or another Ameriprise Financial affiliate, or their respective employees, come into possession of non-public information regarding another advised/managed fund or account, they may be prohibited by legal and regulatory constraints, or internal policies and procedures, from using that information in connection with transactions made on behalf of the Funds. For more information, see Investment Advisory and Other Services – The Investment Manager and Investment Advisory Services – Portfolio Manager(s) – The Investment Manager’s Portfolio Managers and Potential Conflicts of Interests.

Soft Dollar Benefits

Certain products and services, commonly referred to as “soft dollar services” (including, to the extent permitted by law, research reports, economic and financial data, financial publications, proxy analysis, computer databases and other research-oriented materials), that the Investment Manager may receive in connection with brokerage services provided to a Fund may have the inadvertent effect of disproportionately benefiting other advised/managed funds or accounts. This could happen because of the relative amount of brokerage services provided to a Fund as compared to other advised/managed funds or accounts, as well as the relative compensation paid by a Fund.

Services Provided to Other Advised/Managed Accounts

Ameriprise Financial and its affiliates also may act as an investment adviser, investment manager, administrator, transfer agent, custodian, trustee, broker-dealer, agent, or in another capacity, for advised/managed funds and accounts other than the Funds, and may receive compensation for acting in such capacity. This compensation that the Investment Manager, Distributor and Transfer Agent and other Ameriprise Financial affiliates receive could be greater than the compensation Ameriprise Financial and its affiliates receive for acting in the same or similar capacity for the Funds. In addition, the Investment Manager, Distributor and Transfer Agent and other Ameriprise Financial affiliates may receive other benefits, including enhancement of new or existing business relationships. This compensation and/or the benefits that Ameriprise Financial and its affiliates

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may receive from other advised/managed funds and accounts and other relationships could potentially create incentives to favor other advised/managed funds and accounts over the Funds. Trades made by Ameriprise Financial and its affiliates for the Funds may be, but are not required to be, aggregated with trades made for other funds and accounts advised/managed by the Investment Manager and other Ameriprise Financial affiliates. If trades are aggregated among the Funds and those other funds and accounts, the various prices of the securities being traded may be averaged, which could have the potential effect of disadvantaging the Funds as compared to the other funds and accounts with which trades were aggregated.

Proxy Voting

Proxy voting decisions with respect to a Fund’s portfolio securities may or may not benefit other advised/managed funds and accounts, and/or clients, of Ameriprise Financial and its affiliates. For more information about the Funds’ proxy voting policies and procedures, see Investment Advisory and Other Services – Proxy Voting.

Certain Trading Activities

The directors/trustees, officers and employees of Ameriprise Financial and its affiliates may buy and sell securities or other investments for their own accounts, and in doing so may take a position that is adverse to the Funds. In order to reduce the possibility that such personal investment activities of the directors/trustees, officers and employees of Ameriprise Financial and its affiliates will materially adversely affect the Funds, Ameriprise Financial and its affiliates have adopted policies and procedures, and the Funds, the Board, the Investment Manager and the Distributor have each adopted a Code of Ethics that addresses such personal investment activities. For more information, see Investment Advisory and Other Services – Codes of Ethics.

Affiliate Transactions

Subject to applicable legal and regulatory requirements, a Fund may enter into transactions in which Ameriprise Financial and/or its affiliates, or companies that are deemed to be affiliates of a Fund because of, among other factors, their or their affiliates’ ownership or control of shares of the Fund, may have an interest that potentially conflicts with the interests of the Fund. For example, an affiliate of Ameriprise Financial may sell securities to a Fund from an offering in which it is an underwriter or that it owns as a dealer, subject to applicable legal and regulatory requirements. Applicable legal and regulatory requirements also may prevent a Fund from engaging in transactions with an affiliate of the Fund, which may include Ameriprise Financial and its affiliates, or from participating in an investment opportunity in which an affiliate of a Fund participates.

Certain Investment Limitations

Regulatory and other restrictions may limit a Fund’s investment activities in various ways. For example, regulations regarding certain industries and markets, such as emerging or international markets, and certain transactions, such as those involving certain futures and derivatives as well as restrictions applicable to certain issuers (e.g., poison pills), may impose limits on the aggregate amount of investments that may be made by affiliated investors, including accounts owned or managed by the same or affiliated managers, in the aggregate or in individual issuers. In these circumstances, the Investment Manager may be prevented from acquiring securities for a Fund that it might otherwise prefer to acquire if the acquisition would cause the Fund and its affiliated investors to exceed an applicable limit. These types of regulatory and other applicable limits are complex and vary significantly in different contexts including, among others, from country to country, industry to industry and issuer to issuer. The Investment Manager has procedures in place designed to monitor potential conflicts arising from regulatory and other limits. Nonetheless, given the complexity of these limits, the Investment Manager and its affiliates may inadvertently breach these limits, and a Fund may therefore be required to sell securities that it might otherwise prefer to hold in order to comply with such limits. At certain times, a Fund may be restricted in its investment activities because of relationships that an affiliate of the Fund, which may include Ameriprise

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Financial and its affiliates, may have with the issuers of securities. This could happen, for example, if a Fund desired to buy a security issued by a company for which Ameriprise Financial or an affiliate serves as underwriter. The internal policies and procedures of Ameriprise Financial and its affiliates covering these types of restrictions and addressing similar issues also may at times restrict a Fund’s investment activities. See also About the Funds’ Investments – Certain Investment Activity Limits.

Actual and Potential Conflicts of Interest Related to Ameriprise Financial and its Affiliates’ Non-Advisory Relationships with Clients and Customers other than the Funds

The financial relationships that Ameriprise Financial and its affiliates may have with companies and other entities in which a Fund may invest can give rise to actual and potential conflicts of interest. Subject to applicable legal and regulatory requirements, a Fund may invest (a) in the securities of Ameriprise Financial and/or its affiliates and/or in companies in which Ameriprise Financial and its affiliates have an equity, debt or other interest, and/or (b) in the securities of companies held by other Columbia Funds. The purchase, holding and sale of such securities by a Fund may enhance the profitability and the business interests of Ameriprise Financial and/or its affiliates and/or other Columbia Funds. There also may be limitations as to the sharing with the Investment Manager of information derived from the non-investment advisory/management activities of Ameriprise Financial and its affiliates because of legal and regulatory constraints and internal policies and procedures (such as information barriers and ethical walls). Because of these limitations, Ameriprise Financial and its affiliates generally will not share information derived from its non-investment advisory/management activities with the Investment Manager.

Actual and Potential Conflicts of Interest Related to Ameriprise Financial Affiliates’ Marketing and Use of the Columbia Funds as Investment Options

Ameriprise Financial and its affiliates also provide a variety of products and services that, in some manner, may utilize the Columbia Funds as investment options. For example, the Columbia Funds may be offered as investments in connection with brokerage and other securities products offered by Ameriprise Financial and its affiliates, and may be utilized as investments in connection with fiduciary, investment management and other accounts offered by affiliates of Ameriprise Financial, as well as for other Columbia Funds structured as “funds of funds.” The use of the Columbia Funds in connection with other products and services offered by Ameriprise Financial and its affiliates may introduce economic and other conflicts of interest. These conflicts of interest are highlighted in account documentation and other disclosure materials for the other products and services offered by Ameriprise Financial and its affiliates.

Ameriprise Financial and its affiliates, including the Investment Manager, may make payments to their affiliates in connection with the promotion and sale of the Funds’ shares, in addition to the sales-related and other compensation that these parties may receive from the Funds. As a general matter, personnel of Ameriprise Financial and its affiliates do not receive compensation in connection with their sales or use of the Funds that is greater than that paid in connection with their sales of other comparable products and services. Nonetheless, because the compensation that the Investment Manager and other affiliates of Ameriprise Financial may receive for providing services to the Funds is generally based on the Funds’ assets under management and those assets will grow as shares of the Funds are sold, potential conflicts of interest may exist. See Brokerage Allocation and Other Practices – Additional Selling Agent Payments for more information.

Other Services Provided

The Transfer Agent

Columbia Management Investment Services Corp. (formerly, RiverSource Service Corporation) is the transfer agent for the Funds. The Transfer Agent is located at 225 Franklin Street, Boston, MA 02110. Under the Transfer Agency Agreement, the Transfer Agent provides transfer agency, dividend disbursing agency and shareholder servicing agency services to the Funds. Effective July 1, 2012, the Funds, except for Corporate Bond

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Portfolio and Mortgage- and Asset-Backed Portfolio, and effective May 1, 2011 for LifeGoal® Balanced Growth Portfolio, LifeGoal® Growth Portfolio, and LifeGoal® Income and Growth Portfolio, pay the Transfer Agent an annual transfer agency fee of $21.00 per account, payable monthly for all share classes, except for Class I shares, and, prior to July 1, 2012, paid the Transfer Agent an annual transfer agency fee of $12.08 per account, payable monthly. Prior to September 7, 2010, the Funds paid the Transfer Agent (and, prior to May 1, 2010, the Previous Transfer Agent) an annual transfer agency fee of $22.36 per account, payable monthly. For the period from March 31, 2009 through October 31, 2009, the Previous Transfer Agent was paid an annual transfer agency fee of $17.34 per account, payable monthly.

In addition, the Funds, except for Corporate Bond Portfolio and Mortgage- and Asset-Backed Portfolio, and effective May 1, 2011 for LifeGoal® Balanced Growth Portfolio, LifeGoal® Growth Portfolio, and LifeGoal® Income and Growth Portfolio, reimburse the Transfer Agent for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Funds in an annual amount equal to 0.20% of the average aggregate value of the Fund’s shares maintained in such omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services, Inc. is the broker of record or accounts where the beneficial owner is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent is reimbursed $16.00 annually, calculated monthly based on the total number of positions in such accounts at the end of such month) for all share classes, except for Class I, Class R4, and Class Y shares. For Class R4 shares, the Funds reimburse the Transfer Agent for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Funds subject to an annual limitation of 0.05% of the net assets attributable to such shares. Prior to September 7, 2010, the Funds, except for Corporate Bond Portfolio, Mortgage- and Asset-Backed Portfolio, LifeGoal® Balanced Growth Portfolio, LifeGoal® Growth Portfolio, and LifeGoal® Income and Growth Portfolio, reimbursed the Transfer Agent (and, prior to May 1, 2010, the Previous Transfer Agent) for the fees and expenses the Transfer Agent paid to financial intermediaries that maintained omnibus accounts with the Funds, subject to a cap of up to $22.36 per account for financial intermediaries that sought payment by the Transfer Agent on a per account basis and a cap equal to 0.15% of a Fund’s net assets represented by such an account for financial intermediaries that sought payment by the Transfer Agent based on a percentage of net assets.

The Funds, except for Corporate Bond Portfolio and Mortgage- and Asset-Backed Portfolio, also pay certain reimbursable out-of-pocket expenses of the Transfer Agent. The Transfer Agent also may retain as additional compensation for its services revenues for fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcripts due the Transfer Agent from Fund shareholders and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Funds.

The Funds that offer Class R4 shares have a Plan Administration Services Agreement with the Transfer Agent. Under the agreement, the Funds pay for plan administration services, including services such as implementation and conversion services, account set-up and maintenance, reconciliation and account recordkeeping, education services and administration to various plan types, including 529 plans, retirement plans and Health Savings Accounts (HSAs). The fee for services is equal on an annual basis to 0.25% of the average daily net assets of each Fund attributable to Class R4 shares.

Transfer agency costs for each Fund are calculated separately for each of (i) Class Y shares, (ii) Class R4 shares and (iii) all other share classes (except Class I shares, which pay no transfer agency fees). The fees paid to the Transfer Agent may be changed by the Board without shareholder approval.

The Transfer Agent retains BFDS/DST, 2 Heritage Drive, North Quincy, MA 02171 as the Funds’ sub-transfer agent. BFDS/DST assists the Transfer Agent in carrying out its duties.

The Custodian

The Funds’ securities and cash are held pursuant to a custodian agreement with JPMorgan, 1 Chase Manhattan Plaza, 19th Floor, New York, NY 10005. JPMorgan is responsible for safeguarding the Funds’ cash

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and securities, receiving and delivering securities and collecting the Funds’ interest and dividends. The custodian is permitted to deposit some or all of its securities in central depository systems as allowed by federal law. For its services, each Fund pays its custodian a maintenance charge and a charge per transaction in addition to reimbursing the custodian’s out-of-pocket expenses. As part of this arrangement, securities purchased outside the United States are maintained in the custody of various foreign branches of JPMorgan or in other financial institutions as permitted by law and by the Fund’s custodian agreement.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, which is located at 225 South Sixth Street, Minneapolis, MN 55402, is the Funds’ independent registered public accounting firm. The financial statements contained in each Fund’s Annual Report were audited by PricewaterhouseCoopers LLP. The Board has selected PricewaterhouseCoopers LLP as the independent registered public accounting firm to audit the Funds’ books and review their tax returns for their respective fiscal year ending January 31, 2013, February 28, 2013, March 31, 2013 or April 30, 2013, as applicable.

The Reports of Independent Registered Public Accounting Firm and the audited financial statements are included in the annual reports to shareholders of the Funds, and are incorporated herein by reference. No other parts of the annual reports or semi-annual reports to shareholders are incorporated by reference herein. The audited financial statements incorporated by reference into the Funds’ prospectuses and this SAI have been so incorporated in reliance upon the report of the independent registered public accounting firm, given on its authority as an expert in auditing and accounting.

Counsel

Goodwin Procter LLP serves as legal counsel to the Trust. Its address is 901 New York Avenue N.W., Washington, DC, 20001. Schulte Roth & Zabel LLP serves as counsel to the Independent Trustees of the Trust. Its address is 919 Third Avenue, New York, NY 10022.

Distribution and Servicing Plans

The Trust has adopted distribution and/or shareholder servicing plans for the Class B shares, Class C shares, Class R shares, Class R4 shares, Class T shares and Class W shares of the Funds and a combined shareholder servicing and distribution plan for Class A shares. See Capital Stock and Other Securities for information about which Funds offer which classes of shares. The Funds no longer accept investments from new or existing investors in Class B or Class T shares, except for certain limited transactions from existing investors in any such shares. See the prospectuses for these share classes of the Funds for details.

The table below shows the annual distribution and/or services fees (payable monthly and calculated based on an annual percentage of average daily net assets) and the combined amount of such fees applicable to each share class:

	Distribution Fee	Service Fee	Combined Total
Class A	none	none	0.25%*
Class B	0.75%	0.25%	1.00%
Class C	0.75%	0.25%	1.00%[a]
Class I	none	none	none
Class R	0.50%	— [b]	0.50%
Class R4	none	0.25%[c]	0.25%[c]
Class T	none	0.50%[d]	0.50%[d]
Class W	0.25%	0.25%	0.25%

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	Distribution Fee	Service Fee	Combined Total
Class Y	none	none	none
Class Z	none	none	none

*	The Funds pay a combined distribution and service fee pursuant to their combined shareholder servicing and distribution plan for Class A shares.
[a]

The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares of Short Term Bond Fund so that the distribution fee does not exceed 0.44% annually and the combined distribution and service fee does not exceed 0.69% annually. This arrangement may be modified or terminated by the Distributor at any time.

[b]	Class R shares pay a distribution fee pursuant to a Fund’s distribution (Rule 12b-1) plan for Class R shares. The Funds do not have a shareholder service plan for Class R shares.
[c]

The shareholder service fees for Class R4 shares are not paid pursuant to a Rule 12b-1 plan. Under a Plan Administration Services Agreement, the Funds’ Class R4 shares pay for plan administration services, including services such as implementation and conversion services, account set-up and maintenance, reconciliation and account recordkeeping, education services and administration to various plan types, including 529 plans, retirement plans and health savings accounts.

[d]

The shareholder servicing fees for Class T shares are up to 0.50% of average daily net assets attributable to Class T shares for equity Funds and 0.40% for fixed income Funds. The Funds currently limit such fees to a maximum of 0.30% for equity Funds and 0.15% for fixed income Funds. See Class T Shares Shareholder Service Fees below for more information.

The shareholder servicing plans permit the Funds to compensate or reimburse Selling Agents for the shareholder services they have provided. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Funds to compensate or reimburse the Distributor and/or Selling Agents for activities or expenses primarily intended to result in the sale of the classes’ shares. Payments are made at an annual rate and paid monthly, as a percentage of average daily net assets, set from time to time by the Board, and are charged as expenses of each Fund directly to the applicable share class. A substantial portion of the expenses incurred pursuant to these plans may be paid to affiliates of the Distributor and Ameriprise Financial.

Under the shareholder servicing plan, the Board must review, at least quarterly, a written report of the amounts paid under the servicing agreements and the purposes for which those expenditures were made. The initial term of the shareholder servicing plan is one year and it will continue in effect from year to year after its initial one-year term provided that its continuance is specifically approved at least annually by a majority of the Board, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the shareholder servicing plan or in any agreement related to it. Any material amendment to the shareholder servicing plan must be approved in the same manner. The shareholder servicing plan is terminable at any time with respect to the Funds by a vote of a majority of the Independent Trustees.

The Trustees believe the distribution plans could be a significant factor in the growth and retention of a Fund’s assets resulting in more advantageous expense ratios and increased investment flexibility which could benefit each class of Fund shareholders. The distribution plans will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Trustees, including the Independent Trustees. The distribution plans may not be amended to increase the fee materially without approval by vote of a majority of the outstanding voting securities of the relevant class of shares, and all material amendments of the distribution plans must be approved by the Trustees in the manner provided in the foregoing sentence. The distribution plans may be terminated at any time by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the relevant class of shares.

Class T Shares Shareholder Service Fees

The Funds that offer Class T shares have adopted a shareholder services plan that permits them to pay for certain services provided to Class T shareholders by their Selling Agents. Equity Funds may pay shareholder

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servicing fees up to an aggregate annual rate of 0.50% of the Fund’s average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). Fixed income Funds may pay shareholder servicing fees up to an aggregate annual rate of 0.40% of the Fund’s average daily net assets attributable to Class T shares (comprised of an annual rate of up to 0.20% for shareholder liaison services and up to 0.20% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.30% for equity Funds and not more than 0.15% for fixed income Funds. With respect to those Funds that declare dividends on a daily basis, the shareholder servicing fee shall be waived by the Selling Agents to the extent necessary to prevent net investment income from falling below 0.00% on a daily basis. The Funds consider “administrative support services” to include, without limitation, (i) aggregating and processing purchase and redemption orders, (ii) providing beneficial owners with statements showing their positions in the Funds, (iii) processing dividend payments, (iv) providing sub-accounting services for Fund shares held beneficially, (v) forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and updating prospectuses to beneficial owners, (vi) receiving, tabulating and transmitting proxies executed by the beneficial owners, (vii) sub-transfer agent services for beneficial owners of Fund shares and (viii) other similar services.

Distribution and Service Fees Paid by the Funds

The Distributor and the Previous Distributor received distribution and service fees from the Funds for their services as reflected in the following charts, which show distribution and service fees paid to and waived by the Distributor and the Previous Distributor for the most recently completed fiscal year. The Trust is not aware as to what amount, if any, of the distribution and service fees paid to the Distributor and Previous Distributor were, on a Fund-by-Fund basis, used for advertising, printing and mailing of prospectuses to other than current shareholders, compensation to broker-dealers, compensation to sales personnel, or interest, carrying or other financing charges. Class I shares, Class Y shares and Class Z shares do not pay distribution and service fees.

Distribution and Services Fees Paid by the Funds for the Fiscal Period Ended January 31, 2012

Fund	Class A	Class B	Class C	Class R
LifeGoal® Balanced Growth Portfolio
Combined Shareholder Servicing and Distribution Fee	$1,325,244	—	—	—
Distribution Fee	—	$674,275	$569,163	$11,854
Service Fee	—	$224,811	$189,868	N/A
Fees Waived by the Distributor	—	—	—	—

LifeGoal® Growth Portfolio
Combined Shareholder Servicing and Distribution Fee	$988,158	—	—	—
Distribution Fee	—	$552,531	$535,467	$11,066
Service Fee	—	$184,177	$178,489	N/A
Fees Waived by the Distributor	—	—	—	—

LifeGoal® Income and Growth Portfolio
Combined Shareholder Servicing and Distribution Fee	$138,741	—	—	—
Distribution Fee	—	$120,398	$147,489	$2,860
Service Fee	—	$40,133	$49,164	N/A
Fees Waived by the Distributor	—	—	—	—

LifeGoal® Income Portfolio
Combined Shareholder Servicing and Distribution Fee	$29,363	—	—	N/A
Distribution Fee	—	$25,174	$33,805	N/A
Service Fee	—	$8,391	$11,268	N/A
Fees Waived by the Distributor	—	—	—	N/A

Masters International Equity Portfolio
Combined Shareholder Servicing and Distribution Fee	$67,829	—	—	—
Distribution Fee	—	$15,778	$42,070	$110
Service Fee	—	$5,258	$14,024	N/A
Fees Waived by the Distributor	—	—	—	—

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Distribution and Services Fees Paid by the Funds for the Fiscal Period Ended January 31, 2012

Fund	Class R4	Class T
LifeGoal® Balanced Growth Portfolio
Combined Shareholder Servicing and Distribution Fee	N/A	—
Distribution Fee	N/A	N/A
Service Fee	N/A	$236,836
Fees Waived by the Distributor	N/A	—

LifeGoal® Growth Portfolio
Combined Shareholder Servicing and Distribution Fee	—	N/A
Distribution Fee	—	N/A
Service Fee	—	N/A
Fees Waived by the Distributor	—	N/A

LifeGoal® Income and Growth Portfolio
Combined Shareholder Servicing and Distribution Fee	N/A	N/A
Distribution Fee	N/A	N/A
Service Fee	N/A	N/A
Fees Waived by the Distributor	N/A	N/A

LifeGoal® Income Portfolio
Combined Shareholder Servicing and Distribution Fee	N/A	N/A
Distribution Fee	N/A	N/A
Service Fee	N/A	N/A
Fees Waived by the Distributor	N/A	N/A

Masters International Equity Portfolio
Combined Shareholder Servicing and Distribution Fee	N/A	N/A
Distribution Fee	N/A	N/A
Service Fee	N/A	N/A
Fees Waived by the Distributor	N/A	N/A

Distribution and Services Fees Paid by the Funds for the Fiscal Year Ended February 29, 2012

Fund	Class A	Class B	Class C	Class R	Class W
Convertible Securities Fund
Combined Shareholder Servicing and Distribution Fee	$510,716	—	—	—	—
Distribution Fee	—	$47,371	$147,590	$954	—
Service Fee	—	$15,791	$49,196	—	$3,946
Fees Waived by the Distributor	—	—	—	—	—

International Value Fund
Combined Shareholder Servicing and Distribution Fee	$678,520	—	—	—	—
Distribution Fee	—	$7,973	$320,101	$17	—
Service Fee	—	$2,658	$106,700		—
Fees Waived by the Distributor	—	—	—		—

Large Cap Core Fund
Combined Shareholder Servicing and Distribution Fee	$297,732	—	—	—	—
Distribution Fee	—	$8,141	$19,013	—	—
Service Fee	—	$2,714	$6,338	—	$7
Fees Waived by the Distributor

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Fund	Class A	Class B	Class C	Class R	Class W
Large Cap Enhanced Core Fund
Combined Shareholder Servicing and Distribution Fee	$28,967	—	—	—	—
Distribution Fee	—	—	—	$992	—
Service Fee	—	—	—	—	—
Fees Waived by the Distributor	—	—	—	—	—

Large Cap Index Fund
Combined Shareholder Servicing and Distribution Fee	$1,034,785	—	—	—	—
Distribution Fee	—	$20,222	—	—	—
Service Fee	—	$6,741	—	—	—
Fees Waived by the Distributor	—	—	—	—	—

Large Cap Value Fund
Combined Shareholder Servicing and Distribution Fee	$1,099,870	—	—	—	—
Distribution Fee	—	$195,761	$220,467	$5,868	—
Service Fee	—	$65,254	$73,489	—	$7
Fees Waived by the Distributor	—	—	—	—	—

Marsico 21st Century Fund
Combined Shareholder Servicing and Distribution Fee	$2,984,467	—	—	—	—
Distribution Fee	—	$641,226	$3,349,901	$166,493	—
Service Fee	—	$213,741	$1,116,633	—	—
Fees Waived by the Distributor	—	—	—	—	—

Marsico Focused Equities Fund
Combined Shareholder Servicing and Distribution Fee	$2,961,588	—	—	—	—
Distribution Fee	—	$237,747	$2,021,377	—	—
Service Fee	—	$79,250	$673,786	—	—
Fees Waived by the Distributor	—	—	—	—	—

Marsico Global Fund
Combined Shareholder Servicing and Distribution Fee	$9,830	—	—	—	—
Distribution Fee	—	—	$14,677	$5,765	—
Service Fee	—	—	$4,893	—	—
Fees Waived by the Distributor	—	—	—	—	—

Marsico Growth Fund
Combined Shareholder Servicing and Distribution Fee	$2,052,770	—	—	—	—
Distribution Fee	—	$243,598	$2,571,587	$106,312	—
Service Fee	—	$81,199	$856,523	—	$8
Fees Waived by the Distributor	—	—	—		—

Marsico International Opportunities Fund
Combined Shareholder Servicing and Distribution Fee	$280,993	—	—	—	—
Distribution Fee	—	$81,657	$232,453	$11,301	—
Service Fee	—	$27,219	$77,485	—	—
Fees Waived by the Distributor	—	—	—	—	—

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Fund	Class A	Class B	Class C	Class R	Class W
Mid Cap Index Fund
Combined Shareholder Servicing and Distribution Fee	$935,798	—	—	—	—
Distribution Fee	—	—	—	—	—
Service Fee	—	—	—	—	—
Fees Waived by the Distributor	—	—	—	—	—

Mid Cap Value Fund†
Combined Shareholder Servicing and Distribution Fee	$3,169,923	—	—	—	—
Distribution Fee	—	$232,721	$1,054,785	$1,006,459	—
Service Fee	—	$77,691	$351,467	—	$139,462
Fees Waived by the Distributor	—	—	—	—	—

Multi-Advisor International Equity Fund†
Combined Shareholder Servicing and Distribution Fee	$846,695	—	—	—	—
Distribution Fee	—	$102,699	$114,145	$8,649	—
Service Fee	—	$34,109	$37,436	—	$430,843
Fees Waived by the Distributor	—	—	—	—	—

Overseas Value Fund
Combined Shareholder Servicing and Distribution Fee	—	—	—	—	—
Distribution Fee	—	—	—	—	—
Service Fee	—	—	—	—	$5
Fees Waived by the Distributor	—	—	—	—	—

Small Cap Growth Fund II
Combined Shareholder Servicing and Distribution Fee	$329,401	—	—	—	—
Distribution Fee	—	$10,777	$16,498	—	—
Service Fee	—	$3,592	$5,499	—	—
Fees Waived by the Distributor	—	—	—	—	—

Small Cap Index Fund
Combined Shareholder Servicing and Distribution Fee	$1,098,118	—	—	—	—
Distribution Fee	—	$104,604	—	—	—
Service Fee	—	$34,868	—	—	—
Fees Waived by the Distributor

Small Cap Value Fund II†
Combined Shareholder Servicing and Distribution Fee	$1,355,476	—	—	—	—
Distribution Fee	—	$18,783	$144,639	$112,051	—
Service Fee	—	$6,264	$48,215	—	—
Fees Waived by the Distributor	—	—	—	—	—

†	The noted Funds offer Class R4 shares. The shareholder service fees for Class R4 shares are not paid pursuant to a Rule 12b-1 Plan. Under a Plan Administration Services Agreement, each Fund offering Class R4 shares pay for plan administration services. See footnote “c” to the table in Distribution and Servicing Plans for details. For the fiscal year completed February 29, 2012, Mid Cap Value Fund, Multi-Advisor International Equity Fund and Small Cap Index Fund paid plan administration services fees totaling $22, $345 and $0, respectively.

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Distribution and Services Fees Paid by the Fund for the Fiscal Year Ended March 31, 2012

Fund	Class A Shares	Class B Shares	Class C Shares	Class R Shares	Class W Shares
Short Term Bond Fund
Combined Shareholder Servicing and Distribution Fee	$1,488,885	—	—	—	—
Distribution Fee	—	$156,604	$979,067	$14,406	—
Service Fee	—	$52,201	$326,714	—	$16
Fees Waived by the Distributor	—	—	$573,941	—

Distribution and Service Fees Paid by the Funds for the Fiscal Year Ended April 30, 2012

	Class A Shares		Class B Shares		Class C Shares
Fund	Fiscal Period Ended April 30, 2012*	Fiscal Year Ended March 31, 2012	Fiscal Period Ended April 30, 2012*	Fiscal Year Ended March 31, 2012	Fiscal Period Ended April 30, 2012*	Fiscal Year Ended March 31, 2012
CA Intermediate Municipal Bond Fund
Combined Shareholder Servicing and Distribution Fee	$4,098	$32,948	—	—	—	—
Distribution Fee	—	—	$2	$176	$2,696	$22,753
Service Fee	—	—	$1	$59	$899	$7,584
Fees Waived by the Distributor	—	—	—	—	—	—

GA Intermediate Municipal Bond Fund
Combined Shareholder Servicing and Distribution Fee	$4,162	$48,142	—	—	—	—
Distribution Fee	—	—	$236	$3,263	$2,539	$27,136
Service Fee	—	—	$78	$1,087	$846	$9,046
Fees Waived by the Distributor	—	—	—	—	—	—

MD Intermediate Municipal Bond Fund
Combined Shareholder Servicing and Distribution Fee	$5,229	$60,408	—	—	—	—
Distribution Fee	—	—	$105	$1,780	$1,779	$23,826
Service Fee	—	—	$35	$594	$593	$7,941
Fees Waived by the Distributor	—	—	—	—	—	—

NC Intermediate Municipal Bond Fund
Combined Shareholder Servicing and Distribution Fee	$7,050	$79,315	—	—	—	—
Distribution Fee	—	—	$117	$2,329	$5,201	$50,085
Service Fee	—	—	$39	$777	$1,734	$16,695
Fees Waived by the Distributor	—	—	—	—	—	—

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	Class A Shares		Class B Shares		Class C Shares
Fund	Fiscal Period Ended April 30, 2012*	Fiscal Year Ended March 31, 2012	Fiscal Period Ended April 30, 2012*	Fiscal Year Ended March 31, 2012	Fiscal Period Ended April 30, 2012*	Fiscal Year Ended March 31, 2012
Short Term Municipal Bond Fund
Combined Shareholder Servicing and Distribution Fee	$45,085	$611,151	—	—	—	—
Distribution Fee	—	—	$154	$1,960	$20,980	$272,908
Service Fee	—	—	$51	$654	$6,993	$90,969
Fees Waived by the Distributor	—	—	—	—	—	—

SC Intermediate Municipal Bond Fund
Combined Shareholder Servicing and Distribution Fee	$5,241	$52,767	—	—	—	—
Distribution Fee	—	—	$98	$1,395	$8,608	$87,833
Service Fee	—	—	$33	$465	$2,869	$29,278
Fees Waived by the Distributor	—	—	—	—	—	—

VA Intermediate Municipal Bond Fund
Combined Shareholder Servicing and Distribution Fee	$11,418	$130,842	—	—	—	—
Distribution Fee	—	—	$110	$1,929	$2,994	$31,113
Service Fee	—	—	$37	$643	$998	$10,371
Fees Waived by the Distributor	—	—	—	—	—	—

*	For the period from April 1, 2012 to April 30, 2012. During the period, the fiscal year end of each Fund was changed from March 31 to April 30.

The Distributor may use the entire amount of its fees to defray the costs of commissions and service fees paid to Selling Agents and for certain other purposes. Since the distribution and service fees are payable regardless of the Distributor’s expenses, the Distributor may realize a profit from the fees. The distribution plans authorize any other payments by the Funds to the Distributor and its affiliates (including the Investment Manager) to the extent that such payments might be construed to be indirectly financing the distribution of a Fund’s shares. There were no unreimbursed expenses incurred under the distribution plans in the previous fiscal year to be carried over to the current fiscal year.

The Funds participate in joint distribution activities with other Columbia Funds. The fees paid under a distribution plan adopted by a Fund may be used to finance the distribution of the shares of other Columbia Funds. Such distribution costs are allocated based on the relative net asset size of the respective Funds.

Expense Limitations

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding taxes (including foreign transaction taxes), expenses associated with investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and ETFs), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with

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securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Fund’s Board), through, unless otherwise indicated, May 31, 2013 for Funds with a January 31 fiscal year end, June 30, 2013 for Funds with a February 29 fiscal year end, July 31, 2013 for the Fund with a March 31 fiscal year end and August 31, 2013 for Funds with an April 30 fiscal year end unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rates of:

Fund	Expenses as a Percent of Average Daily Net Assets of the Applicable Share Class on an Annualized Basis
	Class A	Class B	Class C	Class I	Class R	Class R4	Class T	Class W	Class Y	Class Z
For Funds with fiscal period ended January 31†
LifeGoal® Balanced Growth Portfolio[1]	0.51%	1.26%	1.26%	—	0.76%	—	0.56%	—	—	0.26%
LifeGoal® Growth Portfolio[1]	0.51%	1.26%	1.26%	—	0.76%	0.45%	—	—	—	0.26%
LifeGoal® Income and Growth Portfolio[1]	0.51%	1.26%	1.26%	—	0.76%		—	—	—	0.26%
LifeGoal® Income Portfolio[1]	0.51%	1.26%	1.26%	—	—	—	—	—	—	0.26%
Masters International Equity Portfolio	0.25%	1.00%	1.00%	—	0.50%	—	—	—	—	0.00

For Funds with fiscal year ended February 29
Convertible Securities Fund	1.17%	1.92%	1.92%	0.74%	1.42%	—	—	1.17%	—	0.92%
International Value Fund	1.46%	2.21%	2.21%	1.07%	1.71%	—	—	—	—	1.21%
Large Cap Core Fund	1.20%	1.95%	1.95%	0.82%	—	—	—	1.20%	—	0.95%
Large Cap Enhanced Core[2]	0.86%	—	—	0.46%	1.11%	—	—	—	0.46%	0.61%
Large Cap Index Fund	0.45%	1.20%	—	0.20%	—	—	—	—	—	0.20%
Large Cap Value Fund	1.18%	1.93%	1.93%	0.76%	1.43%	—	—	1.18%	0.76%	0.93%
Marsico 21st Century Fund	1.31%	2.06%	2.06%	—	1.56%	—	—	—	—	1.06%
Marsico Focused Equities Fund	1.25%	2.00%	2.00%	0.84%	—	—	—	—	—	1.00%
Marsico Global Fund	1.56%	—	2.31%		1.81%	—	—		—	1.31%
Marsico Growth Fund	1.25%	2.00%	2.00%	0.87%	1.50%	—	—	1.25%	—	1.00%
Marsico International Opportunities Fund	1.49%	2.24%	2.24%	1.11%	1.74%	—	—	—	—	1.24%
Mid Cap Index Fund	0.45%	—	—	0.07%	—	—	—	—	—	0.20%
Mid Cap Value Fund	1.27%	2.02%	2.02%	0.87%	1.52%	1.17%	—	1.27%	0.87%	1.02%
Multi-Advisor International Equity Fund	1.50%	2.25%	2.25%	1.05%	1.75%	1.35%	—	1.50%	1.05%	1.25%
Overseas Value Fund	—	—	—	1.31%	—	—	—	1.56%		1.31%
Small Cap Growth Fund II	1.41%	2.16%	2.16%	1.02%	—	—	—	—	—	1.16%
Small Cap Index Fund	0.45%	1.20%		0.20%	—	0.45%	—	—	—	0.20%
Small Cap Value Fund II	1.31%	2.06%	2.06%	0.98%	1.56%		—	—	—	1.06%

For the Fund with fiscal year ended March 31
Short Term Bond Fund	0.81%	1.56%	1.56%	0.42%	1.06%	0.72%	—	0.81%	0.42%	0.56%

For Funds with fiscal year ended April 30
CA Intermediate Municipal Bond Fund	0.73%	1.48%	1.48%	—	—	—	—	—	—	0.48%
Corporate Bond Portfolio	—	—	—	—	—	—	—	—	—	—
GA Intermediate Municipal Bond Fund	0.81%	1.56%	1.56%	—	—	—	—	—	—	0.56%
MD Intermediate Municipal Bond Fund	0.81%	1.56%	1.56%	—	—	—	—	—	—	0.56%
Mortgage- and Asset-Backed Portfolio	—	—	—	—	—	—	—	—	—	—
NC Intermediate Municipal Bond Fund	0.81%	1.56%	1.56%	—	—	—	—	—	—	0.56%
Short Term Municipal Bond Fund	0.73%	1.48%	1.48%	—	—	—	—	—	—	0.48%

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Fund	Expenses as a Percent of Average Daily Net Assets of the Applicable Share Class on an Annualized Basis
	Class A	Class B	Class C	Class I	Class R	Class R4	Class T	Class W	Class Y	Class Z
SC Intermediate Municipal Bond Fund	0.81%	1.56%	1.56%	—	—	—	—	—	—	0.56%
VA Intermediate Municipal Bond Fund	0.81%	1.56%	1.56%	—	—	—	—	—	—	0.56%

†	Prior to January 31, 2012, the LifeGoal Portfolios and the Masters International Equity Portfolio had a fiscal year end of March 31.
[1]

With respect to each of LifeGoal Balanced Growth Portfolio, LifeGoal Growth Portfolio, LifeGoal Income and Growth Portfolio and LifeGoal Income Portfolio, the Fund’s investment advisory fees are excluded from expenses for purposes of implementing the Fund’s expense limitation.

[2]

The Investment Manager has contractually agreed to waive a portion of the advisory fee so that the net management fees would be 0.60%, 0.65%, and 0.70% in the fiscal periods ending June 30, 2013, June 30, 2014 and June 30, 2015, respectively.

An expense arrangement is made pursuant to a fee waiver and expense cap agreement that may be modified or amended only with approval from all parties to such arrangement, including the Fund and the Investment Manager.

For Short Term Bond Fund, the Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that it does not exceed 0.31% annually. This arrangement may be modified or terminated by the Distributor at any time.

Codes of Ethics

The Funds, the Investment Manager, the subadvisers and the Distributor have adopted Codes of Ethics pursuant to the requirements of the 1940 Act, including Rule 17j–1 under the 1940 Act. These Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, including securities that may be bought or held by the Funds. These Codes of Ethics are included as exhibits to Part C of the Funds’ registration statement. These Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room and may be obtained by calling the SEC at 202.551.8090; they also are available on the SEC’s website at www.sec.gov, and may be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549–1520.

Proxy Voting

General Guidelines, Policies and Procedures

The following description of the Proxy Voting Policies and Procedures, as well as the Proxy Voting Guidelines attached as Appendix B, apply to the Funds listed on the cover page of this SAI, which are governed by the same Board.

The Funds uphold a long tradition of supporting sound and principled corporate governance. In furtherance thereof, the Board, which consists of a majority of independent Board members, has determined policies and votes proxies. The Funds’ Investment Manager and Administrator, Columbia Management Investment Advisers, LLC, provides support to the Board in connection with the proxy voting process.

General Guidelines

The Board supports proxy proposals that it believes are tied to the interests of shareholders and votes against proxy proposals that appear to entrench management. For example:

Election of Directors

•	The Board generally votes in favor of proposals for an independent chairman or, if the chairman is not independent, in favor of a lead independent director.

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•	The Board supports annual election of all directors and proposals to eliminate classes of directors.

•

In a routine election of directors, the Board will generally vote with the recommendations of the company’s nominating committee because the Board believes that nominating committees of independent directors are in the best position to know what qualifications are required of directors to form an effective board. However, the Board will generally vote against a nominee who has been assigned to the audit, compensation, or nominating committee if the nominee is not independent of management based on established criteria. The Board will generally also withhold support for any director who fails to attend 75% of meetings or has other activities that appear to interfere with his or her ability to commit sufficient attention to the company and, in general, will vote against nominees who are determined to have exhibited poor governance such as involvement in options backdating, financial restatements or material weaknesses in control, approving egregious compensation or have consistently disregarded the interests of shareholders.

•

The Board generally supports proposals requiring director nominees to receive a majority of affirmative votes cast in order to be elected to the board, and in the absence of majority voting, generally will support cumulative voting.

•	Votes in a contested election of directors are evaluated on a case-by-case basis.

Defense Mechanisms

The Board generally supports proposals eliminating provisions requiring supermajority approval of certain actions. The Board generally supports proposals to opt out of control share acquisition statutes and proposals restricting a company’s ability to make greenmail payments. The Board reviews management proposals submitting shareholder rights plans (poison pills) to shareholders on a case-by-case basis.

Auditors

The Board values the independence of auditors based on established criteria. The Board supports a reasonable review of matters that may raise concerns regarding an auditor’s service that may cause the Board to vote against a company’s recommendation for auditor, including, for example, auditor involvement in significant financial restatements, options backdating, conflicts of interest, material weaknesses in control, attempts to limit auditor liability or situations where independence has been compromised.

Management Compensation Issues

The Board expects company management to give thoughtful consideration to providing competitive compensation and incentives, which are reflective of company performance, and are incentives directly tied to the interest of shareholders. The Board generally votes for plans if they are reasonable and consistent with industry and country standards and against plans that it believes dilute shareholder value substantially.

The Board generally favors minimum holding periods of stock obtained by senior management pursuant to equity compensation plans and will vote against compensation plans for executives that it deems excessive.

Social and Corporate Policy Issues

The Board believes proxy proposals should address the business interests of the corporation. Shareholder proposals sometime seek to have the company disclose or amend certain business practices based purely on social or environmental issues rather than compelling business arguments. In general, the Board recognizes our Fund shareholders are likely to have differing views of social and environmental issues and believes that these matters are primarily the responsibility of a company’s management and its board of directors. The Board generally abstains or votes against these proposals.

Additional details can be round in the funds’ Proxy Voting Guidelines (see Appendix B).

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Policy and Procedures

The policy of the Board is to vote all proxies of the companies in which a Fund holds investments. Because of the volume and complexity of the proxy voting process, including inherent inefficiencies in the process that are outside the control of the Board or the Proxy Team (defined below), not all proxies may be voted. The Board has implemented policies and procedures that have been reasonably designed to vote proxies and to address any conflicts between interests of a Fund’s shareholders and those of the Investment Manager or other affiliated persons. In exercising its proxy voting responsibilities, the Board may rely upon the research or recommendations of one or more third party service providers.

The administration of the proxy voting process is handled by the Columbia Management Proxy Administration Team (Proxy Team). In exercising its responsibilities, the Proxy Team may rely upon the research or recommendations of one or more third party service providers. The Proxy Team assists the Board in identifying situations where its guidelines do not clearly require a vote in a particular manner and assists in researching matters and making voting recommendations. The Proxy Team may recommend that a proxy be voted in a manner contrary to the Board’s guidelines. In making recommendations to the Board about voting on a proposal, the Proxy Team relies on the Investment Manager’s investment personnel (or the investment personnel of a Fund’s subadviser(s)) and information obtained from independent research firms. The Proxy Team makes the recommendation in writing. The Board Chair or other Board members who are independent from the Investment Manager will consider the recommendation and decide how to vote the proxy proposal or establish a protocol for voting the proposal.

On an annual basis, or more frequently as determined necessary, the Board reviews recommendations to revise the existing guidelines or add new guidelines. Recommendations are based on, among other things, industry trends and the frequency that similar proposals appear on company ballots.

The Board considers management’s recommendations as set out in the company’s proxy statement. In each instance in which a Fund votes against management’s recommendation (except when withholding votes from a nominated director or proposals on foreign company ballots), the Board generally sends a letter to senior management of the company explaining the basis for its vote. This permits both the company’s management and the Board to have an opportunity to gain better insight into issues presented by the proxy proposal(s).

Voting in Countries Outside the United States (Non-U.S. Countries)

Voting proxies for companies not domiciled in the United States may involve greater effort and cost due to the variety of regulatory schemes and corporate practices. For example, certain non-U.S. countries require securities to be blocked prior to a vote, which means that the securities to be voted may not be traded within a specified number of days before the shareholder meeting. The Board typically will not vote securities in non-U.S. countries that require securities to be blocked as the need for liquidity of the securities in the Funds will typically outweigh the benefit of voting. There may be additional costs associated with voting in non-U.S. countries such that the Board may determine that the cost of voting outweighs the potential benefit.

Securities on Loan

The Funds will generally refrain from recalling securities on loan based upon its determination that the costs and lost revenue to the Funds, combined with the administrative effects of recalling the securities, generally outweigh the benefit of voting the proxy. While in general, neither the Board nor the Investment Manager assesses the economic impact and benefits of voting loaned securities on a case-by-case basis, situations may arise where the Board requests that loaned securities be recalled in order to vote a proxy. However, the Board has established a guideline to direct the Investment Manager to endeavor to recall a loaned security if (i) a proposal relating to a merger or acquisition, a material restructuring or reorganization, a proxy contest or a shareholder rights plan is expected to be on the ballot or (ii) the prior year’s evaluation of the issuer’s pay-for-performance

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practices has raised concerns, based upon its determination that, in these situations, the benefits of voting such proxies generally outweigh the costs or lost revenue to the Funds, or any potential adverse administrative effects to the Funds, of not recalling such securities.

Investment in Affiliated Funds

Certain Funds may invest in shares of other funds managed by the Investment Manager (referred to in this context as “underlying funds”) and may own substantial portions of these underlying funds. In general, the proxy policy of the Funds is to ensure that direct public shareholders of underlying funds control the outcome of any shareholder vote. To help manage this potential conflict of interest, the policy of the Funds is to vote proxies of the underlying funds in the same proportion as the vote of the direct public shareholders; provided, however, that if there are no direct public shareholders of an underlying fund or if direct public shareholders represent only a minority interest in an underlying fund, the Fund may cast votes in accordance with instructions from the independent members of the Board.

Expenses Paid by Third Parties

The Distributor and the Administrator furnish, without additional cost to the Funds, the services of certain officers of the Funds and such other personnel (other than the personnel of the Investment Manager or the investment subadviser(s), if applicable) as are required for the proper conduct of the Funds’ affairs. The Distributor bears the incremental expenses of printing and distributing prospectuses used by the Distributor or furnished by the Distributor to investors in connection with the public offering of the Funds’ shares and the costs of any other promotional or sales literature, except that to the extent permitted under the Distribution Plans of each Fund, sales-related expenses incurred by the Distributor may be reimbursed by the Funds.

Except to the extent expressly assumed by the Investment Manager and the Administrator, and except to the extent required by law to be paid or reimbursed by the Investment Manager, the Investment Manager and the Administrator shall have no duty to pay any Fund operating expenses incurred in the organization and operation of the Funds.

The Investment Manager has agreed to bear all fees and expenses of Corporate Bond Portfolio and Mortgage- and Asset-Backed Portfolio except taxes, brokerage fees and commissions, costs, including interest expenses, of borrowing money, extraordinary expenses and any applicable 12b-1 fees, shareholder servicing fees and/or shareholder administration fees. The expenses borne by the Investment Manager include custodian, transfer agent, legal and audit fees and costs, expenses of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustee and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, and the cost of preparing and printing prospectuses and SAIs distributed to the Portfolios’ shareholders. This assumption does not include advisory fees to the Investment Manager.

Expenses of the Funds which are not attributable to the operations of any class of shares or Fund are pro-rated among all classes of shares or certain Columbia Funds, including the Funds based upon the relative net assets of each class or Fund. Expenses which are not directly attributable to a specific class of shares but are attributable to a specific Fund are prorated among all the classes of shares of such Fund based upon the relative net assets of each such class of shares. Expenses which are directly attributable to a class of shares are charged against the income available for distribution as dividends to such class of shares.

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FUND GOVERNANCE

Board Members and Officers

Shareholders elect the Board that oversees the Funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board. The following table provides basic biographical information about the Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period.

On September 29, 2009, Ameriprise Financial, the parent company of the Investment Manager, entered into an agreement with BANA to acquire a portion of the asset management business of Columbia Management Group, LLC and certain of its affiliated companies (the “Transaction”). Following the Transaction, which became effective on May 1, 2010, various alignment activities have occurred with respect to the Columbia Funds Complex. In connection with the Transaction, effective June 1, 2011, the following members of the Board that previously had oversight responsibilities with respect to the Legacy RiverSource Funds (the “RiverSource Funds”) joined the Board of the Nations Funds: Ms. Kathleen Blatz, Ms. Pamela G. Carlton, Ms. Patricia M. Flynn, Mr. Stephen R. Lewis, Jr., Mr. John F. Maher, Ms. Catherine James Paglia, Mr. Leroy C. Richie, Ms. Alison Taunton-Rigby and Mr. William F. Truscott, which resulted in an overall increase from seven to sixteen Trustees for all Funds overseen by the Board. The “Nations Funds” are the following Trusts: Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC.

Board Members

Independent Trustees

Name, Address, Year of Birth	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Columbia Fund Complex Overseen	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)	Committee Memberships
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 Born 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	156	None	Audit, Board Governance, Compliance, Investment Review

Edward J. Boudreau, Jr. 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Born 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	149	Former Trustee, BofA Funds Series Trust (11 funds)	Audit, Compliance, Executive, Investment Review

Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 Born 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard- Partners in Cross Cultural Leadership (consulting company)	156	None	Audit, Investment Review

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Name, Address, Year of Birth	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Columbia Fund Complex Overseen	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)	Committee Memberships
William P. Carmichael 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Born 1943	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	149	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel); McMoRan Exploration Company (oil and gas exploration and development); former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)	Audit, Board Governance, Executive, Investment Review

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 Born 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	156	None	Compliance, Contracts, Investment Review

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Name, Address, Year of Birth	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Columbia Fund Complex Overseen	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)	Committee Memberships
William A. Hawkins 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Born 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	149	Trustee, BofA Funds Series Trust (11 funds)	Audit, Compliance, Executive, Investment Review

R. Glenn Hilliard 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Born 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non- Executive Director & Chairman, CNO Financial Group, Inc. (formerly Conseco, Inc.) (insurance), September 2003 to May 2011	149	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)	Board Governance, Contracts, Investment Review

Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 Born 1939	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College	156	Director, Valmont Industries, Inc. (manufactures irrigation systems)	Board Governance, Compliance, Contracts, Executive, Investment Review

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Name, Address, Year of Birth	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Columbia Fund Complex Overseen	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)	Committee Memberships
John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 Born 1943	Board member since 12/06 for Legacy Seligman Funds, since 12/08 for RiverSource Funds and since 6/11 for Nations Funds	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	156	None	Audit, Board Governance, Investment Review

John J. Nagorniak 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Born 1944	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Retired; President and Director, Foxstone Financial, Inc. (consulting), 2000-2007; Director, Mellon Financial Corporation affiliates (investing), 2000-2007; Chairman, Franklin Portfolio Associates (investing – Mellon affiliate) 1982-2007	149	Trustee, Research Foundation of CFA Institute; Director, MIT Investment Company; Trustee, MIT 401k Plan; former Trustee, BofA Funds Series Trust (11 funds)	Contracts, Investment Review

Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 Born 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	156	None	Board Governance, Contracts, Executive, Investment Review

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Name, Address, Year of Birth	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Columbia Fund Complex Overseen	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)	Committee Memberships
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 Born 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	156	Director, Digital Ally, Inc. (digital imaging); Director, Infinity, Inc. (oil and gas exploration and production); Director, OGE Energy Corp. (energy and energy services)	Compliance, Contracts, Investment Review

Minor M. Shaw 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Born 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President – Micco, LLC (private investments)	149	Former Trustee, BofA Funds Series Trust (11 funds); Board Member, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina	Contracts, Board Governance, Investment Review

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 Born 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., 2003-2010 (biotechnology); former President, Aquila Biopharmaceuticals	156	Director, Healthways, Inc. (health management programs); Director, ICI Mutual Insurance Company, RRG; Director, Abt Associates (government contractor)	Contracts, Executive, Investment Review

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Interested Trustee Not Affiliated with the Investment Manager

Name, Address, Year of Birth	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Columbia Fund Complex Overseen	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)	Committee Memberships
Anthony M. Santomero* 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Born 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President and Chief Executive Officer, Federal Reserve Bank of Philadelphia, 2000-2006	149	Director, Renaissance Reinsurance Ltd.; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup; Director, Citibank, N.A.; former Trustee, BofA Funds Series Trust (11 funds)	Compliance, Investment Review

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or other funds or accounts advised/managed by the Investment Manager.

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Interested Trustee Affiliated with the Investment Manager*

Name, Address, Year of Birth	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Columbia Fund Complex Overseen	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)	Committee Memberships
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President – U.S. Asset Management and Chief Investment Officer, 2005-April 2010 and Senior Vice President – Chief Investment Officer, 2001-2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2008-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006	208	Trustee, Columbia Funds Series Trust I and Columbia Funds Variable Insurance Trust	None

*	Interested person (as defined under the 1940 Act) by reason of being an officer, trustee, security holder and/or employee of the Investment Manager or Ameriprise Financial.

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The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Trust’s other officers are:

Fund Officers

Name, Address, Year of Birth	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager – Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009 – April 2010 and Vice President – Asset Management and Trust Company Services, 2006-2009)

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer since 1/11 and Chief Financial Officer since 4/11 for RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004 – April 2010; senior officer of Columbia Funds and affiliated funds since 2002

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President and Chief Legal Counsel since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Counsel since 5/10 and Assistant Secretary since 6/11 for Nations Funds	Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel – Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel – Asset Management, 2005 – April 2010 and Vice President – Asset Management Compliance, 2004-2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006

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Name, Address, Year of Birth	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007 – April 2010; Head of Equities, Columbia Management Advisors, LLC, 2002 – Sept. 2007

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer since 3/12 for RiverSource Funds and Nations Funds	Vice President – Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005 – 2010

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Fund	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004 – April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007 – April 2010

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004 – January 2010); Assistant Secretary of Legacy RiverSource Funds from January 2007 to April 2011 and of the Nations Funds from May 2010 to March 2011

Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 Born 1956	Vice President since 4/11 and Assistant Treasurer since 1/99 for RiverSource Funds and 6/11 for Nations Funds

Vice President – Investment Accounting, Columbia

Management Investment Advisers, LLC, since May

2010; Vice President – Managed Assets, Investment

Accounting, Ameriprise Financial Corporation, Feb. 1998 – May 2010

Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President and Chief Accounting Officer since 4/11 for RiverSource Funds and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006 to April 2010

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President since 4/11 and Assistant Secretary since 11/08 and 5/10 for Nations Funds	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel, November 2008 – January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman), July 2008 – November 2008 and Managing Director and Associate General Counsel of Seligman, from January 2005 – July 2008

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America, June 2005 – April 2010

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Responsibilities of Board with Respect to Fund Management

The Board oversees management of the Trust and the Funds. The Board is chaired by an Independent Trustee who has significant additional responsibilities compared to the other Board members, including, among other things: setting the agenda for Board meetings, communicating and meeting regularly with Board members between Board and committee meetings on fund-related matters with the Funds’ Chief Compliance Officer (CCO), counsel to the Independent Trustees, and representatives of the Funds’ service providers and overseeing Board Services Corporation (Board Services), which serves as an agent of the Funds for purposes of administering the payment of Trustee compensation, to provide office space for use by the Funds and the Board, and to provide any other services to the Board or the Trustees as may be reasonably requested.

The Board initially approves an Investment Management Services Agreement and other contracts with the Investment Manager and its affiliates, and other service providers. Once the contracts are approved, the Board monitors the level and quality of services including commitments of service providers to achieve expected levels of investment performance and shareholder services. The Board evaluates the services received under the contracts by receiving reports covering investment performance, shareholder services, marketing, and the Investment Manager’s profitability in order to determine whether to continue existing contracts or negotiate new contracts. The Investment Manager is responsible for day-to-day management and administration of the Funds and management of the risks that arise from the Funds’ investments and operations. The Board’s oversight of the Investment Manager and other service providers in the operation of the Funds includes oversight with respect to various risk management functions. The Funds are subject to a number of risks, including investment, compliance, operational, and valuation risks, among others. Day-to-day risk management functions are subsumed within the responsibilities of the Investment Manager, the subadvisers and other service providers (depending on the nature of the risk) who carry out the Funds’ investment management and business affairs. Each of the Investment Manager, the subadvisers and other service providers has its own, independent interest in risk management, and its policies and methods of carrying out risk management functions will depend, in part, on its analysis of the risks, functions and business models.

Risk oversight forms part of the Board’s general oversight of the Funds and is addressed as part of various Board and Committee activities. The Board recognizes that it is not possible to identify all of the risks that may affect a Fund or to develop processes and controls to eliminate or even mitigate their occurrence or effects. As part of its regular oversight of the Trust, the Board, directly or through a Committee, interacts with and reviews reports from, among others, the Investment Manager, subadvisers, the independent registered public accounting firm for the Funds, and internal auditors for the Investment Manager or its affiliates, as appropriate, regarding risks faced by the Funds and relevant risk functions. The Board also meets periodically with the Funds’ CCO, to receive reports regarding the compliance of the Funds and their principal service providers with the federal securities laws and their internal compliance policies and procedures. The Board, with the assistance of the Investment Review Committee, reviews investment policies in connection with its review of the Funds’ performance, and meets periodically with the portfolio managers of the Funds to receive reports regarding the management of the Funds, including various investment risks. As part of the Board’s periodic review of the Funds’ advisory, subadvisory and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible. In addition, the Board oversees processes that are in place to assure compliance with applicable rules, regulations and investment policies and addresses possible conflicts of interest.

Committees of the Board

The Board has organized the following standing committees to facilitate its work: Board Governance Committee, Compliance Committee, Contracts Committee, Executive Committee, Investment Review Committee and Audit Committee. These committees are comprised solely of Independent Trustees (for these purposes, persons who are not affiliated persons of the Investment Manager or Ameriprise Financial). The table above describing each Trustee also includes their respective committee memberships. The duties of these committees are described below.

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Mr. Lewis, as Chair of the Board, acts as a point of contact between the Independent Trustees and the Investment Manager between Board meetings in respect of general matters.

Board Governance Committee – Recommends to the Board the size, structure and composition of the Board and its committees; the compensation to be paid to members of the Board; and a process for evaluating the Board’s performance. The committee also reviews candidates for Board membership including candidates recommended by shareholders. The committee also makes recommendations to the Board regarding responsibilities and duties of the Board, oversees proxy voting and supports the work of the Board Chair in relation to furthering the interests of the Funds and their shareholders on external matters.

To be considered as a candidate for trustee, recommendations must include a curriculum vitae and be mailed to the Chair of the Board, Columbia Family of Funds, 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402-3268. To be timely for consideration by the committee, the submission, including all required information, must be submitted in writing not less than 120 days before the date of the proxy statement for the previous year’s annual meeting of shareholders, if such a meeting is held. The committee will consider only one candidate submitted by such a shareholder or group for nomination for election at a meeting of shareholders. The committee will not consider self-nominated candidates or candidates nominated by members of a candidate’s family, including such candidate’s spouse, children, parents, uncles, aunts, grandparents, nieces and nephews.

The committee will consider and evaluate candidates submitted by the nominating shareholder or group on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. The committee may take into account a wide variety of factors in considering trustee candidates, including (but not limited to): (i) the candidate’s knowledge in matters relating to the investment company industry; (ii) any experience possessed by the candidate as a trustee or senior officer of other public or private companies; (iii) the candidate’s educational background; (iv) the candidate’s reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications; (vi) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly, work collaboratively with other members of the Board and carry out his or her duties in the best interests of the fund; (vii) the candidate’s ability to qualify as an independent trustee; and (viii) such other criteria as the committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.

Members of the committee (and/or the Board) also meet personally with each nominee to evaluate the candidate’s ability to work effectively with other members of the Board, while also exercising independent judgment. Although the Board does not have a formal diversity policy, the Board endeavors to comprise itself of members with a broad mix of professional and personal backgrounds. Thus, the committee and the Board accorded particular weight to the individual professional background of each Independent Trustee, as encapsulated in their bios included in the table above.

The Board believes that the Funds are well-served by a Board, the membership of which consists of persons that represent a broad mix of professional and personal backgrounds. In considering nominations, the committee takes the following matrix into account in assessing how a candidate’s professional background would fit into the mix of experiences represented by the then-current Board.

PROFESSIONAL BACKGROUND
Name	Geographic	For Profit; CIO/CFO; CEO/COO	Non-Profit; Government; CEO	Investment	Legal; Regulatory	Political	Academic	Audit Committee; Financial Expert
Blatz	MN		X		X	X
Boudreau	MA	X		X				X
Carlton	NY			X	X			X

136

PROFESSIONAL BACKGROUND
Name	Geographic	For Profit; CIO/CFO; CEO/COO	Non-Profit; Government; CEO	Investment	Legal; Regulatory	Political	Academic	Audit Committee; Financial Expert
Carmichael	IL	X		X	X			X
Flynn	MA						X
Hawkins	CA	X		X				X
Hilliard	CA	X
Lewis	MN		X				X
Maher	CT	X		X				X
Nagorniak	MA	X		X
Paglia	NY	X		X				X
Richie	MI	X			X
Shaw	SC	X		X
Taunton-Rigby	MA	X		X				X
Santomero	PA		X	X	X			X

With respect to the trusteeship of Mr. Truscott on the Board, who is not an Independent Trustee, the committee and the Board have concluded that having a senior member of the Investment Manager serve on the Board can facilitate the Independent Trustee’s increased access to information regarding the Funds’ Investment Manager, which is the Funds’ most significant service provider. With respect to the trusteeship of Dr. Santomero on the Board, the committee and the Board have concluded that, despite his lack of technical independence of the Funds under the 1940 Act (arising from his board service to Citigroup, Inc. and Citigroup, N.A.), he could serve with “substantive independence” primarily since he has no financial interest or relationship with the Investment Manager or Ameriprise Financial. The committee and the Board also took into account Dr. Santomero’s broad array of experiences from management consulting to academia to public service, which can complement well the mix of experiences represented by the other Board members.

Compliance Committee – Supports the Funds’ maintenance of a strong compliance program by providing a forum for Independent Trustees to consider compliance matters impacting the Funds or their key service providers; developing and implementing, in coordination with the Funds’ CCO, a process for the review and consideration of compliance reports that are provided to the Board; and providing a designated forum for the Funds’ CCO to meet with Independent Trustees on a regular basis to discuss compliance matters.

Contracts Committee – Reviews and oversees the contractual relationships with service providers. Receives and analyzes reports covering the level and quality of services provided under contracts with the Funds and advises the Board regarding actions taken on these contracts during the annual review process.

Executive Committee – Acts for the Board between meetings of the Board.

Investment Review Committee – Reviews and oversees the management of the Funds’ assets. Considers investment management policies and strategies; investment performance; risk management techniques; and securities trading practices and reports areas of concern to the Board.

Audit Committee – Oversees the accounting and financial reporting processes of the Funds and internal controls over financial reporting. Oversees the quality and integrity of the Funds’ financial statements and independent audits as well as the Funds’ compliance with legal and regulatory requirements relating to the Funds’ accounting and financial reporting, internal controls over financial reporting and independent audits. The committee also makes recommendations regarding the selection of the Funds’ independent auditor and reviews and evaluates the qualifications, independence and performance of the auditor. The committee oversees the Funds’ risks by, among other things, meeting with the Funds’ internal auditors, establishing procedures for the confidential, anonymous submission by employees of concerns about accounting or audit matters, and overseeing the Funds’ disclosure controls and procedures.

137

Meetings

Prior to June 1, 2011, the Trust was governed by a Board comprised of Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Mr. John J. Nagorniak, Ms. Minor M. Shaw and Dr. Anthony M. Santomero. The Board had four committees – an Audit Committee (which served a similar function as the current Board’s Audit Committee), a Contracts Review Committee (which reviewed Fund contracts and service provider oversight), a Governance Committee (which served a similar function as the current Board’s Board Governance Committee) and an Investment Committee (which served a similar function as the current Board’s Investment Review Committee).

The table below shows the number of times these committees met during each Fund’s most recent fiscal year. The table is organized by fiscal year end.

Fiscal Period	Audit Committee	Compliance Committee	Contracts Committee	Governance Committee	Investment Review Committee
For Funds with fiscal year ending January 31	7	5	6	6	6
For Funds with fiscal year ending February 29	7	5	6	7	6
For Fund with fiscal year ending March 31	7	5	6	7	6
For Funds with fiscal year ending April 30	7	5	6	7	6

Compensation

The Independent Trustees determine the amount of compensation that they and Dr. Santomero receive, including the amount paid to the Chair of the Board. In determining compensation for the Independent Trustees and Dr. Santomero, the Independent Trustees take into account a variety of factors including, among other things, their collective significant work experience (e.g., in business and finance, government or academia). The Independent Trustees also recognize that these individuals’ advice and counsel are in demand by other organizations, that these individuals may reject other opportunities because the time demands of their duties as Independent Trustees, and that they undertake significant legal responsibilities. The Independent Trustees also consider the compensation paid to independent board members of other mutual fund complexes of comparable size. In determining the compensation paid to the Board Chair, the Independent Trustees take into account, among other things, the Board Chair’s significant additional responsibilities (e.g., setting the agenda for Board meetings, communicating or meeting regularly with the Funds’ CCO, counsel to the Independent Trustees, and the Funds’ service providers) which result in a significantly greater time commitment required of the Board Chair. The Board Chair’s compensation, therefore, has generally been set at a level between 2.5 and 3 times the level of compensation paid to other independent Board members. In 2011, the Board’s Chair received total annual cash compensation of $430,000.

Effective June 1, 2011, Independent Trustees and Dr. Santomero are paid an annual retainer of $165,000. Committee Chairs each receive an additional annual retainer of $20,000 and subcommittee Chairs each receive an additional retainer of $5,000. In addition, Independent Trustees and Dr. Santomero are paid the following fees for attending Board and committee meetings: $5,000 per day of in-person Board meetings and $2,500 per day of in-person committee or sub-committee meetings (if such meetings are not held on the same day as a Board meeting). Independent Trustees and Dr. Santomero are not paid for special meetings conducted by telephone.

138

The Independent Trustees and Dr. Santomero are compensated for their services to the Columbia Funds Complex on a complex-wide basis, as shown in the following tables:

For Funds with fiscal period ending January 31

	Aggregate Compensation from Fund Independent Trustees
Fund	Kathleen Blatz	Edward J. Boudreau, Jr.	Pamela Carlton	William P. Carmichael	Patricia M. Flynn	William A. Hawkins	R. Glenn Hilliard
LifeGoal® Balanced Growth Portfolio	$394	$417	$377	$405	$387	$417	$378
Amount deferred	—	$47	$183	—	$233	$122	$55
LifeGoal® Growth Portfolio	$394	$417	$377	$405	$387	$417	$378
Amount deferred	—	$47	$183	—	$233	$122	$55
LifeGoal® Income and Growth Portfolio	$394	$417	$377	$405	$387	$417	$378
Amount deferred	—	$47	$183	—	$233	$122	$55
LifeGoal® Income Portfolio	$394	$417	$377	$405	$387	$417	$378
Amount deferred	—	$47	$183	—	$233	$122	$55
Masters International Equity Portfolio	$394	$417	$377	$405	$387	$417	$378
Amount deferred	—	$47	$183	—	$233	$122	$55

	Stephen R. Lewis, Jr.	John F. Maher	John J. Nagorniak	Catherine James Paglia	Leroy C. Richie	Minor M. Shaw	Allison Taunton- Rigby
LifeGoal® Balanced Growth Portfolio	$650	$347	$378	$377	$394	$378	$399
Amount deferred	$122	$347	$114	$189	—	$189	$377
LifeGoal® Growth Portfolio	$650	$347	$378	$377	$394	$378	$399
Amount deferred	$122	$347	$114	$189	—	$189	$377
LifeGoal® Income and Growth Portfolio	$650	$347	$378	$377	$394	$378	$399
Amount deferred	$122	$347	$114	$189	—	$189	$377
LifeGoal® Income Portfolio	$650	$347	$378	$377	$394	$378	$399
Amount deferred	$122	$347	$114	$189	—	$189	$377
Masters International Equity Portfolio.	$650	$347	$378	$377	$394	$378	$399
Amount deferred..	$122	$347	$114	$189	—	$189	$377

For Funds with fiscal year ending February 29

	Aggregate Compensation from Fund Independent Trustees
Fund	Kathleen Blatz	Edward J. Boudreau, Jr.	Pamela G. Carlton	William P. Carmichael	Patricia M. Flynn	William A. Hawkins	R. Glenn Hilliard
Convertible Securities Fund	$922	$2,237	$886	$2,571	$907	$2,237	$2,118
Amount deferred	—	$239	$424	—	$448	$622	$188
International Value Fund	$372	$2,056	$357	$2,515	$367	$2,056	$1,975
Amount deferred	—	$212	$172	—	$167	$580	$66
Large Cap Core Fund	$1,546	$3,533	$1,483	$4,031	$1,520	$3,533	$3,205
Amount deferred	—	$379	$712	—	$789	$985	$296
Large Cap Enhanced Core Fund	$720	$2,075	$691	$2,430	$708	$2,076	$1,974
Amount deferred	—	$220	$331	—	$347	$579	$141

139

	Aggregate Compensation from Fund Independent Trustees
Fund	Kathleen Blatz	Edward J. Boudreau, Jr.	Pamela G. Carlton	William P. Carmichael	Patricia M. Flynn	William A. Hawkins	R. Glenn Hilliard
Large Cap Index Fund	$3,542	$7,142	$5,398	$8,002	$3,485	$7,132	$6,722
Amount deferred	—	$778	$1,625	—	$1,824	$1,972	$742
Large Cap Value Fund	$1,913	$4,618	$1,836	$5,333	$1,882	$4,618	$4,372
Amount deferred	—	$493	$882	—	$992	$1,288	$366
Marsico 21st Century Fund	$3,016	$7,247	$2,982	$8,315	$2,966	$7,247	$6,860
Amount deferred	—	$768	$1,395	—	$1,614	$2,036	$511
Marsico Focused Equities Fund	$2,796	$6,342	$2,683	$7,299	$2,750	$6,398	$6,048
Amount deferred	—	$681	$1,286	—	$1,443	$1,780	$558
Marsico Global Fund	$581	$1,370	$418	$1,470	$428	$1,370	$1,305
Amount deferred	—	$145	$200	—	$192	$382	$89
Marsico Growth Fund	$4,095	$7,454	$3,343	$7,821	$3,428	$7,454	$7,032
Amount deferred	—	$804	$1,602	—	$1,803	$2,071	$697
Marsico International Opportunities Fund	$1,536	$3,241	$1,172	$3,448	$1,201	$3,241	$3,075
Amount deferred	—	$342	$565	—	$645	$909	$212
Mid Cap Index Fund	$3,425	$5,983	$2,843	$6,252	$3,075	$5,983	$5,640
Amount deferred	—	$650	$1,360	—	$1,552	$1,656	$614
Mid Cap Value Fund	$5,245	$9,580	$4,273	$10,053	$4,384	$9,580	$9,046
Amount deferred	—	$1,032	$2,050	—	$2,326	$2,665	$866
Multi-Advisor International Equity Fund	$2,687	$4,584	$2,253	$4,779	$2,307	$4,584	$4,307
Amount deferred	—	$495	$1,085	—	$1,227	$1,278	$425
Overseas Value Fund	$608	$1,386	$442	$1,501	$453	$1,401	$1,334
Amount deferred	—	$146	$212	—	$236	$391	$93
Small Cap Growth Fund II	$928	$1,983	$705	$2,111	$722	$1,983	$1,883
Amount deferred	—	$210	$338	—	$379	$552	$148
Small Cap Index Fund	$2,727	$4,732	$2,272	$4,943	$2,327	$4,732	$4,460
Amount deferred	—	$516	$1,086	—	$1,191	$1,354	$504
Small Cap Value Fund II	$2,451	$4,462	$2,001	$4,683	$2,052	$4,462	$4,215
Amount deferred	—	$483	$958	—	$1,076	$1,238	$425

Fund	Stephen R. Lewis, Jr.	John F. Maher	John J. Nagorniak	Catherine James Paglia	Leroy C. Richie	Minor M. Shaw	Alison Taunton- Rigby
Convertible Securities Fund	$1,579	$819	$1,791	$879	$922	$2,092	$932
Amount deferred	$282	$819	$592	$439	—	$1,045	$857
International Value Fund	$635	$332	$1,548	$366	$372	$1,941	$374
Amount deferred	$115	$332	$1,111	$183	—	$971	$348
Large Cap Core Fund	$2,643	$1,372	$2,847	$1,483	$1,546	$3,299	$1,561
Amount deferred	$475	$1,372	$937	$742	—	$1,650	$1,443
Large Cap Enhanced Core Fund	$1,234	$640	$1,634	$693	$720	$1,947	$727
Amount deferred	$221	$640	$547	$347	—	$973	$671
Large Cap Index Fund	$6,071	$3,149	$5,844	$3,396	$3,542	$6,652	$3,568
Amount deferred	$1,078	$3,149	$1,900	$1,698	—	$3,326	$3,271
Large Cap Value Fund	$3,288	$1,705	$3,703	$1,872	$1,913	$4,319	$1,930
Amount deferred	$591	$1,705	$1,223	$936	—	$2,160	$1,784

140

	Aggregate Compensation from Fund Independent Trustees
Fund	Stephen R. Lewis, Jr.	John F. Maher	John J. Nagorniak	Catherine James Paglia	Leroy C. Richie	Minor M. Shaw	Alison Taunton- Rigby
Marsico 21st Century Fund	$5,163	$2,685	$5,813	$2,997	$3,016	$6,777	$3,039
Amount deferred	$943	$2,685	$1,919	$1,498	—	$3,388	$2,836
Marsico Focused Equities Fund	$4,783	$2,485	$3,675	$2,679	$2,796	$5,977	$2,820
Amount deferred	$855	$2,485	$1,697	$1,339	—	$2,989	$2,598
Marsico Global Fund	$747	$387	$839	$418	$435	$1,286	$439
Amount deferred	$133	$387	$361	$209	—	$643	$404
Marsico Growth Fund	$5,957	$3,095	$3,993	$3,336	$3,485	$6,955	$3,514
Amount deferred	$1,065	$3,095	$1,981	$1,668	—	$3,428	$3,236
Marsico International Opportunities Fund	$2,094	$1,086	$2,572	$1,203	$1,222	$3,035	$1,233
Amount deferred	$381	$1,086	$856	$602	—	$1,518	$1,148
Mid Cap Index Fund	$5,097	$2,641	$4,902	$2,882	$2,963	$5,582	$2,984
Amount deferred	$907	$2,641	$1,595	$1,441	—	$2,791	$2,739
Mid Cap Value Fund	$7,653	$3,972	$7,787	$4,366	$4,455	$8,946	$4,486
Amount deferred	$1,373	$3,972	$2,548	$2,183	—	$4,473	$4,140
Multi-Advisor International Equity Fund	$4,004	$2,084	$3,764	$2,249	$2,348	$4,264	$2,376
Amount deferred	$724	$2,084	$1,221	$1,125	—	$2,132	$2,207
Overseas Value Fund	$791	$410	$1,097	$443	$461	$1,315	$465
Amount deferred	$141	$410	$369	$222	—	$657	$428
Small Cap Growth Fund II	$1,261	$654	$1,570	$709	$734	$1,858	$740
Amount deferred	$225	$654	$524	$355	—	$927	$681
Small Cap Index Fund	$4,079	$2,107	$3,882	$2,280	$2,365	$4,413	$2,388
Amount deferred	$723	$2,107	$1,261	$1,140	—	$2,206	$2,187
Small Cap Value Fund II	$3,587	$1,859	$3,629	$2,033	$2,085	$4,167	$2,100
Amount deferred	$640	$1,859	$1,188	$1,017	—	$2,084	$1,930

For the Fund with fiscal year ending March 31

	Aggregate Compensation from Fund Independent Trustees
Fund	Kathleen Blatz	Edward J. Boudreau, Jr.	Pamela G. Carlton	William P. Carmichael	Patricia M. Flynn	William A. Hawkins	R. Glenn Hilliard
Short Term Bond Fund	$3,362	$5,302	$3,240	$5,769	$3,531	$5,302	$5,048
Amount deferred	—	$604	$1,531	—	$1,690	$1,543	$975

	Stephen R. Lewis, Jr.	John F. Maher	John J. Nagorniak	Catherine James Paglia	Leroy C. Richie	Minor M. Shaw	Alison Taunton- Rigby
Short Term Bond Fund	$5,959	$3,005	$4,830	$3,238	$3,405	$5,048	$3,444
Amount deferred	$1,012	$3,005	$1,449	$1,619	—	$2,524	$3,071

141

For Funds with fiscal year ending April 30*
	Aggregate Compensation from Fund Independent Trustees
Fund	Kathleen Blatz	Edward J. Boudreau, Jr.	Pamela G. Carlton	William P. Carmichael	Patricia M. Flynn	William A. Hawkins	R. Glenn Hilliard
For fiscal year ended March 31, 2012
CA Intermediate Municipal Bond Fund	$708	$915	$682	$963	$707	$995	$858
Amount deferred	—	$107	$322	—	$364	$277	$245
Corporate Bond Portfolio	$413	$580	$396	$621	$406	$580	$534
Amount deferred	—	$49	$192	—	$212	$128	$58
GA Intermediate Municipal Bond Fund	$563	$747	$541	$792	$564	$746	$707
Amount deferred	—	$86	$256	—	$290	$236	$160
MD Intermediate Municipal Bond Fund	$594	$827	$541	$832	$592	$785	$745
Amount deferred	—	$81	$270	—	$306	$228	$171
Mortgage- and Asset-Backed Portfolio	$476	$648	$455	$688	$467	$648	$595
Amount deferred	—	$56	$221		$244	$147	$66
NC Intermediate Municipal Bond Fund	$667	$869	$642	$955	$665	$869	$739
Amount deferred	—	$102	$304	—	$343	$251	$278
Short Term Municipal Bond Fund	$2,554	$3,159	$2,458	$3,418	$2,549	$3,158	$2,979
Amount deferred	—	$440	$1,160	—	$1,303	$991	$761
SC Intermediate Municipal Bond Fund	$701	$901	$670	$941	$699	$901	$851
Amount deferred	—	$111	$312	—	$360	$258	$255
VA Intermediate Municipal Bond Fund	$796	$1,021	$767	$1,072	$795	$1,078	$969
Amount deferred	—	$121	$362	—	$409	$309	$232

	Stephen R. Lewis, Jr.	John F. Maher	John J. Nagorniak	Catherine James Paglia	Leroy C. Richie	Minor M. Shaw	Alison Taunton- Rigby
CA Intermediate Municipal Bond Fund	$1,256	$720	$842	$687	$717	$988	$724
Amount deferred	$213	$720	$253	$344	—	$494	$645
Corporate Bond Portfolio	$682	$364	$513	$395	$413	$633	$418
Amount deferred	$128	$364	$119	$198	—	$227	$395
GA Intermediate Municipal Bond Fund	$996	$504	$702	$547	$569	$588	$574
Amount deferred	$170	$504	$205	$274	—	$294	$512
MD Intermediate Municipal Bond Fund	$1,053	$601	$720	$647	$677	$941	$675
Amount deferred	$179	$601	$239	$323	—	$465	$583
Mortgage- and Asset-Backed Portfolio	$785	$419	$573	$456	$476	$696	$481
Amount deferred	$148	$419	$137	$228	—	$261	$455

142

	Aggregate Compensation from Fund Independent Trustees
	Stephen R. Lewis, Jr.	John F. Maher	John J. Nagorniak	Catherine James Paglia	Leroy C. Richie	Minor M. Shaw	Alison Taunton- Rigby
NC Intermediate Municipal Bond Fund	$1,182	$608	$800	$648	$675	$996	$681
Amount deferred	$201	$608	$38	$324	—	$468	$608
Short Term Municipal Bond Fund	$4,517	$2,285	$2,922	$2,454	$2,588	$3,534	$2,611
Amount deferred	$763	$2,285	$857	$1,227	—	$1,727	$2,320
SC Intermediate Municipal Bond Fund	$1,209	$629	$826	$602	$627	$937	$633
Amount deferred	$198	$629	$225	$301	—	$358	$566
VA Intermediate Municipal Bond Fund	$1,412	$714	$941	$773	$807	$1,098	$813
Amount deferred	$240	$714	$282	$387	—	$550	$725

	Aggregate Compensation from Fund Independent Trustees
Fund	Kathleen Blatz	Edward J. Boudreau, Jr.	Pamela G. Carlton	William P. Carmichael	Patricia M. Flynn	William A. Hawkins	R. Glenn Hilliard
For fiscal period ended April 30, 2012**
CA Intermediate Municipal Bond Fund	$95	$100	$86	$90	$95	$100	$90
Amount deferred	—	$18	$34	—	$47	$25	$90
Corporate Bond Portfolio	—	—	—	—	—	—	—
Amount deferred	—	—	—	—	—	—	—
GA Intermediate Municipal Bond Fund	$74	$79	$67	$71	$74	$79	$71
Amount deferred	—	$14	$27	—	$37	$20	$71
MD Intermediate Municipal Bond Fund	$76	$84	$69	$76	$76	$84	$76
Amount deferred	—	$15	$28	—	$38	$21	$76
Mortgage- and Asset-Backed Portfolio	—	—	—	—	—	—	—
Amount deferred	—	—	—	—	—	—	—
NC Intermediate Municipal Bond Fund	$87	$95	$78	$86	$87	$95	$86
Amount deferred	—	$17	$31	—	$43	$24	$86
Short Term Municipal Bond Fund	$336	$362	$304	$328	$336	$362	$328
Amount deferred	—	$65	$122	—	$168	$91	$328
SC Intermediate Municipal Bond Fund	$81	$87	$74	$78	$81	$87	$78
Amount deferred	—	$16	$29	—	$41	$22	$78
VA Intermediate Municipal Bond Fund	$105	$113	$95	$102	$105	$113	$102
Amount deferred	—	$20	$38	—	$53	$28	$102

143

Fund	Stephen R. Lewis, Jr.	John F. Maher	John J. Nagorniak	Catherine James Paglia	Leroy C. Richie	Minor M. Shaw	Alison Taunton- Rigby
CA Intermediate Municipal Bond Fund	$129	$86	$90	$86	$95	$100	$86
Amount deferred	$13	$86	$27	$42	—	$43	$51
Corporate Bond Portfolio	—	—	—	—	—	—	—
Amount deferred	—	—	—	—	—	—	—
GA Intermediate Municipal Bond Fund	$100	$66	$71	$67	$74	$79	$67
Amount deferred	$10	$66	$21	$33	—	$34	$40
MD Intermediate Municipal Bond Fund	$104	$69	$76	$69	$76	$84	$69
Amount deferred	$10	$69	$23	$34	—	$36	$41
Mortgage- and Asset-Backed Portfolio	—	—	—	—	—	—	—
Amount deferred	—	—	—	—	—	—	—
NC Intermediate Municipal Bond Fund	$118	$78	$86	$78	$87	$95	$78
Amount deferred	$12	$78	$26	$39	—	$40	$47
Short Term Municipal Bond Fund	$459	$304	$328	$304	$336	$362	$304
Amount deferred	$46	$304	$98	$152	—	$158	$183
SC Intermediate Municipal Bond Fund	$111	$74	$78	$74	$82	$87	$74
Amount deferred	$11	$74	$24	$37	—	$37	$44
VA Intermediate Municipal Bond Fund	$143	$95	$102	$95	$105	$113	$95
Amount deferred	$14	$95	$31	$48	—	$49	$57

*	During the period from April 1, 2012 to April 30, 2012, the fiscal year end of each Fund was changed from March 31 to April 30.
**	For the period from April 1, 2012 to April 30, 2012.

Aggregate Compensation from Fund
Interested Trustee
Fund	Anthony M. Santomero
For Funds with fiscal period ending January 31
LifeGoal® Balanced Growth Portfolio	$396
Amount deferred	—
LifeGoal® Growth Portfolio	$396
Amount deferred	—
LifeGoal® Income and Growth Portfolio	$396
Amount deferred	—
LifeGoal® Income Portfolio	$396
Amount deferred	—
Masters International Equity Portfolio	$396
Amount deferred	—

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Aggregate Compensation from Fund
Interested Trustee
Fund	Anthony M. Santomero
For Funds with fiscal year ending February 29
Convertible Securities Fund	$2,465
Amount deferred	—
International Value Fund	$1,803
Amount deferred	—
Large Cap Core Fund	$3,185
Amount deferred	—
Large Cap Enhanced Core Fund	$1,854
Amount deferred	—
Large Cap Index Fund	$6,479
Amount deferred	—
Large Cap Value Fund	$4,156
Amount deferred	—
Marsico 21st Century Fund	$6,524
Amount deferred	—
Marsico Focused Equities Fund	$5,771
Amount deferred	—
Marsico Global Fund	$1,219
Amount deferred	—
Marsico Growth Fund	$6,745
Amount deferred	—
Marsico International Opportunities Fund	$2,904
Amount deferred	—
Mid Cap Index Fund	$5,435
Amount deferred	—
Mid Cap Value Fund	$8,674
Amount deferred	—
Multi-Advisor International Equity Fund	$4,163
Amount deferred	—
Overseas Value Fund	$1,248
Amount deferred	—
Small Cap Growth Fund II	$1,777
Amount deferred	—
Small Cap Index Fund	$4,299
Amount deferred	—
Small Cap Value Fund II	$4,040
Amount deferred	—

For the Fund with fiscal year ending March 31
Short Term Bond Fund	$4,868
Amount deferred	—

For Funds with fiscal year ending April 30*
For fiscal year ended March 31, 2012
CA Intermediate Municipal Bond Fund	$899
Amount deferred	—
Corporate Bond Portfolio	$531
Amount deferred	—

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Aggregate Compensation from Fund
Interested Trustee
Fund	Anthony M. Santomero
GA Intermediate Municipal Bond Fund	$734
Amount deferred	—
MD Intermediate Municipal Bond Fund	$811
Amount deferred	—
Mortgage- and Asset-Backed Portfolio	$562
Amount deferred	—
NC Intermediate Municipal Bond Fund	$806
Amount deferred	—
Short Term Municipal Bond Fund	$3,250
Amount deferred	—
SC Intermediate Municipal Bond Fund	$757
Amount deferred	—
VA Intermediate Municipal Bond Fund	$798

For fiscal period ended April 30, 2012**
CA Intermediate Municipal Bond Fund	$100
Amount deferred	—
Corporate Bond Portfolio	—
Amount deferred	—
GA Intermediate Municipal Bond Fund	$79
Amount deferred	—
MD Intermediate Municipal Bond Fund	$84
Amount deferred	—
Mortgage- and Asset-Backed Portfolio	—
Amount deferred	—
NC Intermediate Municipal Bond Fund	$95
Amount deferred	—
Short Term Municipal Bond Fund	$362
Amount deferred	—
SC Intermediate Municipal Bond Fund	$87
Amount deferred	—
VA Intermediate Municipal Bond Fund	$113
Amount deferred	—

*	During the period from April 1, 2012 to April 30, 2012, the fiscal year end of each Fund was changed from March 31 to April 30.
**	For the period from April 1, 2012 to April 30, 2012.

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Independent Trustee Compensation

	Total Compensation from the Columbia Funds Complex Paid to Independent Trustees(a)
	Fiscal Year Ended March 31, 2012	Fiscal Year Ended April 30, 2012
Independent Trustee
Kathleen Blatz[1]	$233,833	$237,167
Amount deferred	—	—
Edward J. Boudreau, Jr.[2]	$248,250	$244,386
Amount deferred	$28,821	$30,754
Pamela G. Carlton [3]	$223,833	$227,167
Amount deferred	$91,375	$96,875
William P. Carmichael[4]	$255,750	$241,076
Amount deferred	—	—
Patricia M. Flynn[5]	$233,333	$239,167
Amount deferred	$121,667	$134,792
William A. Hawkins[6]	$248,250	$244,386
Amount deferred	$70,877	$69,061
R. Glenn Hilliard[7]	$195,500	$229,967
Amount deferred	$56,108	$79,858
Stephen R. Lewis, Jr.[8]	$430,000	$430,000
Amount deferred	$75,250	$71,677
John F. Maher[9]	$210,833	$213,417
Amount deferred	$210,833	$213,417
John J. Nagorniak[10]	$230,500	$228,291
Amount deferred	$68,379	$68,281
Catherine James Paglia[11]	$231,333	$232,167
Amount deferred	$125,042	$125,458
Leroy C. Richie[12]	$236,333	$242,167
Amount deferred	—	—
Minor M. Shaw[13]	$235,500	$230,967
Amount deferred	$116,278	$113,882
Alison Taunton-Rigby[14]	$237,833	$241,167
Amount deferred	$184,500	$198,750

Interested Trustee Compensation

	Total Compensation from the Columbia Funds Complex Paid to Interested Trustee(a)
	Fiscal Year Ended March 31, 2012	Fiscal Year Ended April 30, 2012
Interested Trustee
Anthony M. Santomero[15]	$198,000	$233,291
Amount deferred	—	—

(a)	All Trustees receive reimbursements for reasonable expenses related to their attendance at meetings of the Board or standing committees, which are not included in the amounts shown.

[1]	As of March 31, 2012, the value of Ms. Blatz’s account under the deferred compensation plan was $0.
[2]	As of March 31, 2012, the value of Mr. Boudreau’s account under the deferred compensation plan was $312,130.

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[3]	As of March 31, 2012, the value of Ms. Carlton’s account under the deferred compensation plan was $178,174.
[4]	As of March 31, 2012, the value of Mr. Carmichael’s account under the deferred compensation plan was $933,201.
[5]	As of March 31, 2012, the value of Ms. Flynn’s account under the deferred compensation plan was $431,521.
[6]	As of March 31, 2012, the value of Mr. Hawkin’s account under the deferred compensation plan was $158,898.
[7]	As of March 31, 2012, the value of Mr. Hilliard account under the deferred compensation plan was $549,361.
[8]	As of March 31, 2012, the value of Mr. Lewis account under the deferred compensation plan was $762,243.
[9]	As of March 31, 2012, the value of Mr. Maher’s account under the deferred compensation plan was $1,008,301.
[10]	As of March 31, 2012, the value of Mr. Nagorniak’s account under the deferred compensation plan was $259,604.
[11]	As of March 31, 2012, the value of Ms. Paglia’s account under the deferred compensation plan was $673,315.
[12]	As of March 31, 2012, the value of Mr. Richie’s account under the deferred compensation plan was $0.
[13]	As of March 31, 2012, the value of Ms. Shaw’s account under the deferred compensation plan was $774,178.
[14]	As of March 31, 2012, the value of Ms. Taunton-Rigby’s account under the deferred compensation plan was $209,898.
[15]	As of March 31, 2012, the value of Dr. Santomero’s account under the deferred compensation plan was $157,149.

Columbia Funds Deferred Compensation Plan

Each eligible Trustee may elect, on an annual basis, to defer receipt of all or a portion of compensation payable to him or her for service as Trustee for that calendar year pursuant to a deferred compensation plan (the Deferred Compensation Plan). Fees deferred by a Trustee are credited to a book reserve account (the Deferral Account) established by the Columbia Funds, the value of which is derived from the rate of return of one or more Columbia Funds selected by the Trustee (with accruals to the Deferral Account beginning at such time as a Trustee’s fund elections having been established, and fees for service having been paid into such account, and terminating at such time as when proceeds become payable to such Trustee under the Deferred Compensation Plan). Trustees may change their fund elections only in accordance with the provisions of the Deferred Compensation Plan.

Distributions from a Trustee’s Deferral Account will be paid by check, either in a lump sum or in annual installments. Payments made in annual installments are disbursed over a period of years, following such time as a Trustee may qualify to receive such payments. If a deferring Trustee dies prior to or after the commencement of the disbursement of amounts accrued in his/her Deferral Account, the balance of the account will be distributed to his/her designated beneficiary either in lump sum or in annual payments as established by such Trustee himself/herself, his/her beneficiary or his/her estate. Amounts payable under the Deferred Compensation Plan are not funded or secured in any way, and each deferring Trustee has the status of an unsecured creditor of the Columbia Fund(s) selected by such Trustee.

Beneficial Equity Ownership

As of the date of this SAI, the Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of each class of shares of each Fund. The tables below show, for each Trustee, the amount of Fund equity securities beneficially owned by the Trustee and the aggregate value of all investments in equity securities of the Columbia Funds Family overseen by the Trustees, including notional amounts through the Deferred Compensation Plan, stated as one of the following ranges: A = $0; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000. The tables do not include ownership of Columbia Funds overseen by other boards of trustees/directors.

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Independent Trustee Ownership for the Calendar Year Ended December 31, 2011

Fund	Kathleen Blatz	Edward J. Boudreau, Jr.	Pamela Carlton	William P. Carmichael	Patricia Flynn
CA Intermediate Municipal Bond Fund	A	A	A	A	A
Convertible Securities Fund	A	A	A	A	A
Corporate Bond Portfolio	A	A	A	A	A
GA Intermediate Municipal Bond Fund	A	A	A	A	A
International Value Fund	A	A	A	E	A
Large Cap Core Fund	A	C	A	A	A
Large Cap Enhanced Core Fund	A	B	A	A	A
Large Cap Index Fund	A	A	A	A	A
Large Cap Value Fund	A	B	A	A	A
LifeGoal® Balanced Growth Portfolio	A	A	A	A	A
LifeGoal® Growth Portfolio	A	A	A	A	A
LifeGoal® Income and Growth Portfolio	A	A	A	A	A
LifeGoal® Income Portfolio	A	A	A	A	A
Marsico 21st Century Fund	A	A	A	A	A
Marsico Focused Equities Fund	A	C	A	D	A
Marsico Global Fund	A	A	A	A	A
Marsico Growth Fund	A	A	A	C	A
Marsico International Opportunities Fund	A	A	A	A	A
MD Intermediate Municipal Bond Fund	A	A	A	A	A
Masters International Equity Portfolio	A	A	A	A	A
Mid Cap Index Fund	A	A	A	A	A
Mid Cap Value Fund	A	A	A	A	A
Mortgage- and Asset-Backed Portfolio	A	A	A	A	A
Multi-Advisor International Equity Fund	A	A	A	A	A
NC Intermediate Municipal Bond Fund	A	A	A	A	A
Overseas Value Fund	A	A	A	A	A
Short Term Bond Fund	A	C	A	A	A
Short Term Municipal Bond Fund	A	A	A	A	A
Small Cap Growth Fund II	A	A	A	A	A
Small Cap Index Fund	A	A	A	A	A
Small Cap Value Fund II	A	B	A	A	A
SC Intermediate Municipal Bond Fund	A	A	A	A	A
VA Intermediate Municipal Bond Fund	A	A	A	A	A
Aggregate Dollar Range of Equity Securities in all Funds in the Columbia Funds Family Overseen by the Trustee	E	E	E	E	E

Fund	William A. Hawkins	R.Glenn Hilliard	Stephen R. Lewis, Jr.	John F. Maher	John J. Nagorniak
CA Intermediate Municipal Bond Fund	A	A	A	A	A
Convertible Securities Fund	A	A	A	A	A
Corporate Bond Portfolio	A	A	A	A	A
GA Intermediate Municipal Bond Fund	A	A	A	A	A
International Value Fund	A	A	A	A	A
Large Cap Core Fund	A	A	A	A	A
Large Cap Enhanced Core Fund	A	A	A	A	A
Large Cap Index Fund	A	A	A	A	A
Large Cap Value Fund	A	A	A	A	A

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Fund	William A. Hawkins	R.Glenn Hilliard	Stephen R. Lewis, Jr.	John F. Maher	John J. Nagorniak
LifeGoal® Balanced Growth Portfolio	A	A	A	A	A
LifeGoal® Growth Portfolio	A	A	A	A	A
LifeGoal® Income and Growth Portfolio	A	A	A	A	A
LifeGoal® Income Portfolio	A	A	A	A	A
Marsico 21st Century Fund	A	A	A	A	A
Marsico Focused Equities Fund	A	A	A	A	A
Marsico Global Fund	A	A	A	A	A
Marsico Growth Fund	A	A	A	A	A
Marsico International Opportunities Fund	A	A	A	A	A
MD Intermediate Municipal Bond Fund	A	A	A	A	A
Masters International Equity Portfolio	A	A	A	A	A
Mid Cap Index Fund	A	A	A	A	A
Mid Cap Value Fund	A	A	A	A	A
Mortgage- and Asset-Backed Portfolio	A	A	A	A	A
Multi-Advisor International Equity Fund	A	A	A	A	A
NC Intermediate Municipal Bond Fund	A	A	A	A	A
Overseas Value Fund	A	A	A	A	A
Short Term Bond Fund	A	A	A	A	A
Short Term Municipal Bond Fund	A	A	A	A	A
Small Cap Growth Fund II	A	A	A	A	A
Small Cap Index Fund	A	A	A	A	A
Small Cap Value Fund II	A	A	A	A	A
SC Intermediate Municipal Bond Fund	A	A	A	A	A
VA Intermediate Municipal Bond Fund	A	A	A	A	A
Aggregate Dollar Range of Equity Securities in all Funds in the Columbia Funds Family Overseen by the Trustee	C	E	E	E	E

Fund	Catherine James Paglia	Leroy C. Richie	Minor M. Shaw	Allison Taunton- Rigby
CA Intermediate Municipal Bond Fund	A	A	A	A
Convertible Securities Fund	A	A	A	A
Corporate Bond Portfolio	A	A	A	A
GA Intermediate Municipal Bond Fund	A	A	A	A
International Value Fund	A	A	A	A
Large Cap Core Fund	A	A	A	A
Large Cap Enhanced Core Fund	A	A	A	A
Large Cap Index Fund	A	A	A	A
Large Cap Value Fund	A	A	A	A
LifeGoal® Balanced Growth Portfolio	A	A	A	A
LifeGoal® Growth Portfolio	A	A	A	A
LifeGoal® Income and Growth Portfolio	A	A	A	A
LifeGoal® Income Portfolio	A	A	A	A
Marsico 21st Century Fund	A	A	A	A
Marsico Focused Equities Fund	A	A	A	A
Marsico Global Fund	A	A	A	A
Marsico Growth Fund	A	A	A	A
Marsico International Opportunities Fund	A	A	A	A
MD Intermediate Municipal Bond Fund	A	A	A	A
Masters International Equity Portfolio	A	A	A	A

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Fund	Catherine James Paglia	Leroy C. Richie	Minor M. Shaw	Allison Taunton- Rigby
Mid Cap Index Fund	A	A	A	A
Mid Cap Value Fund	A	A	A	A
Mortgage- and Asset-Backed Portfolio	A	A	A	A
Multi-Advisor International Equity Fund	A	A	A	A
NC Intermediate Municipal Bond Fund	A	A	A	A
Overseas Value Fund	A	A	A	A
Short Term Bond Fund	A	A	A	A
Short Term Municipal Bond Fund	A	A	A	A
Small Cap Growth Fund II	A	A	A	A
Small Cap Index Fund	A	A	A	A
Small Cap Value Fund II	A	A	A	A
SC Intermediate Municipal Bond Fund	A	A	A	A
VA Intermediate Municipal Bond Fund	A	A	A	A
Aggregate Dollar Range of Equity Securities in all Funds in the Columbia Funds Family Overseen by the Trustee	E	E	E	E

Interested Trustee Ownership for the Calendar Year Ended December 31, 2011

Fund	Anthony M. Santomero	William F. Truscott
CA Intermediate Municipal Bond Fund	A	A
Convertible Securities Fund	A	A
Corporate Bond Portfolio	A	A
GA Intermediate Municipal Bond Fund	A	A
International Value Fund	A	A
Large Cap Core Fund	A	A
Large Cap Enhanced Core Fund	A	A
Large Cap Index Fund	A	A
Large Cap Value Fund	A	A
LifeGoal® Balanced Growth Portfolio	A	A
LifeGoal® Growth Portfolio	A	A
LifeGoal® Income and Growth Portfolio	A	A
LifeGoal® Income Portfolio	A	A
Marsico 21st Century Fund	A	A
Marsico Focused Equities Fund	A	A
Marsico Global Fund	A	A
Marsico Growth Fund	A	A
Marsico International Opportunities Fund	A	A
MD Intermediate Municipal Bond Fund	A	A
Masters International Equity Portfolio	A	A
Mid Cap Index Fund	A	A
Mid Cap Value Fund	A	A
Mortgage- and Asset-Backed Portfolio	A	A
Multi-Advisor International Equity Fund	A	A
NC Intermediate Municipal Bond Fund	A	A
Overseas Value Fund	A	A
Short Term Bond Fund	A	A
Short Term Municipal Bond Fund	A	A
Small Cap Growth Fund II	A	A
Small Cap Index Fund	A	A

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Fund	Anthony M. Santomero	William F. Truscott
Small Cap Value Fund II	A	A
SC Intermediate Municipal Bond Fund	A	A
VA Intermediate Municipal Bond Fund	A	A
Aggregate Dollar Range of Equity Securities in all Funds in the Columbia Funds Family Overseen by the Trustee	E	E

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BROKERAGE ALLOCATION AND OTHER PRACTICES

General Brokerage Policy, Brokerage Transactions and Broker Selection

Subject to policies established by the Board, the Investment Manager (or the investment subadviser(s) who make the day-to-day investment decisions for a Fund, as applicable) is responsible for decisions to buy and sell securities for each Fund, for the selection of broker-dealers, for the execution of a Fund’s securities transactions and for the allocation of brokerage commissions in connection with such transactions. The Investment Manager’s primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. Purchases and sales of securities on a securities exchange are effected through brokers who charge negotiated commissions for their services. Orders may be directed to any broker to the extent and in the manner permitted by applicable law.

In the over-the-counter market, securities generally are traded on a “net” basis with dealers acting as principals for their own accounts without stated commissions, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are bought at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s “concession” or “discount.” On occasion, certain money market instruments may be bought directly from an issuer, in which case no commissions or discounts are paid.

In placing orders for portfolio securities of the Funds, the Investment Manager gives primary consideration to obtaining the best net prices and most favorable execution. This means that the Investment Manager will seek to execute each transaction at a price and commission, if any, which provides the most favorable total cost or proceeds reasonably attainable in the circumstances. In seeking such execution, the Investment Manager will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including, without limitation, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer, the reputation, reliability, experience and financial condition of the broker-dealer, the value and quality of the services rendered by the broker-dealer in this instance and other transactions and the reasonableness of the spread or commission, if any. Research services received from broker-dealers supplement the Investment Manager’s own research and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; Fund management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services to the Investment Manager and to the Board with respect to the performance, investment activities and fees and expenses of other mutual funds. Such information may be communicated electronically, orally or in written form. Research services also may include the arranging of meetings with management of companies and the provision of access to consultants who supply research information.

The outside research is useful to the Investment Manager since, in certain instances, the broker-dealers utilized by the Investment Manager may follow a different universe of securities issuers and other matters than those that the Investment Manager’s staff can follow. In addition, this research provides the Investment Manager with a different perspective on financial markets, even if the securities research obtained relates to issues followed by the Investment Manager. Research services that are provided to the Investment Manager by broker-dealers are available for the benefit of all accounts managed or advised by the Investment Manager. In some cases, the research services are available only from the broker-dealer providing such services. In other cases, the research services may be obtainable from alternative sources. The Investment Manager is of the opinion that because the broker-dealer research supplements rather than replaces the Investment Manager’s own research, the receipt of such research does not tend to decrease the Investment Manager’s expenses, but tends to improve the quality of its investment advice. However, to the extent that the Investment Manager would have bought any such research services had such services not been provided by broker-dealers, the expenses of such services to

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the Investment Manager could be considered to have been reduced accordingly. Certain research services furnished by broker-dealers may be useful to the clients of the Investment Manager other than the Funds. Conversely, any research services received by the Investment Manager through the placement of transactions of other clients may be of value to the Investment Manager in fulfilling its obligations to the Funds. The Investment Manager is of the opinion that this material is beneficial in supplementing its research and analysis; and, therefore, it may benefit the Trust by improving the quality of the Investment Manager’s investment advice. The advisory fees paid by the Trust are not reduced because the Investment Manager receives such services.

Under Section 28(e) of the 1934 Act, the Investment Manager shall not be “deemed to have acted unlawfully or to have breached its fiduciary duty” solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of Section 28(e), the Investment Manager must make a good faith determination that the commissions paid are “reasonable in relation to the value of the brokerage and research services provided by such member, broker, or dealer, viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion.” Accordingly, the price to a Funds in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by the Investment Manager’s clients, including the Funds.

Commission rates are established pursuant to negotiations with broker-dealers based on the quality and quantity of execution services provided by broker-dealers in light of generally prevailing rates. On exchanges on which commissions are negotiated, the cost of transactions may vary among different broker-dealers. Transactions on foreign stock exchanges involve payment of brokerage commissions that generally are fixed. Transactions in both foreign and domestic over-the-counter markets generally are principal transactions with dealers, and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Investment Manager, where possible, will deal directly with dealers who make a market in the securities involved, except in those circumstances in which better prices and execution are available elsewhere.

In certain instances there may be securities that are suitable for a Fund as well as for one or more of the other clients of the Investment Manager. Investment decisions for the Funds and for the Investment Manager’s other clients are made with the goal of achieving their respective investment objectives. A particular security may be bought or sold for only one client even though it may be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when a number of accounts receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are engaged simultaneously in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. In some cases, this policy could have a detrimental effect on the price or volume of the security in a particular transaction that may affect the Funds.

The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. A Fund will engage in this practice, however, only when the Investment Manager, in its sole discretion, believes such practice to be otherwise in such Fund’s interests.

The Trust will not execute portfolio transactions through, or buy or sell portfolio securities from or to, the Distributor, the Investment Manager, the Administrator or their affiliates acting as principal (including repurchase and reverse repurchase agreements), except to the extent permitted by applicable law, regulation or order. However, the Investment Manager is authorized to allocate buy and sell orders for portfolio securities to certain broker-dealers and financial institutions, including, in the case of agency transactions, broker-dealers and financial institutions that are affiliated with Ameriprise Financial. To the extent that a Fund executes any

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securities trades with an affiliate of Ameriprise Financial, such Fund does so in conformity with Rule 17e-1 under the 1940 Act and the procedures that such Fund has adopted pursuant to the rule. In this regard, for each transaction, the Board will determine that: (i) the transaction resulted in prices for and execution of securities transactions at least as favorable to the particular Fund as those likely to be derived from a non-affiliated qualified broker-dealer; (ii) the affiliated broker-dealer charged the Fund commission rates consistent with those charged by the affiliated broker-dealer in similar transactions to clients comparable to the Fund and that are not affiliated with the broker-dealer in question; and (iii) the fees, commissions or other remuneration paid by the Fund did not exceed 2% of the sales price of the securities if the sale was effected in connection with a secondary distribution, or 1% of the purchase or sale price of such securities if effected in other than a secondary distribution.

Certain affiliates of Ameriprise Financial may have deposit, loan or commercial banking relationships with the corporate users of facilities financed by industrial development revenue bonds or private activity bonds bought by certain of the Columbia Funds. Ameriprise Financial or certain of its affiliates may serve as trustee, custodian, tender agent, guarantor, placement agent, underwriter, or in some other capacity, with respect to certain issues of securities. Under certain circumstances, a Fund may buy securities from a member of an underwriting syndicate in which an affiliate of Ameriprise Financial is a member. The Trust has adopted procedures pursuant to Rule 10f-3 under the 1940 Act, and intends to comply with the requirements of Rule 10f-3, in connection with any purchases of municipal securities that may be subject to Rule 10f-3.

Given the breadth of the Investment Manager’s investment management activities, investment decisions for the Funds are not always made independently from those for other funds, or other investment companies and accounts advised or managed by the Investment Manager. When a purchase or sale of the same security is made at substantially the same time on behalf of one or more of the Columbia Funds and another investment portfolio, investment company or account, the transaction will be averaged as to price and available investments allocated as to amount in a manner which the Investment Manager believes to be equitable to the Funds and such other funds, investment portfolio, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Investment Manager may aggregate the securities to be sold or bought for the Funds with those to be sold or bought for other funds, investment portfolios, investment companies, or accounts in executing transactions.

See Investment Advisory and Other Services – Other Roles and Relationships of Ameriprise Financial and its Affiliates – Certain Conflicts of Interest for more information about these and other conflicts of interest.

Brokerage Commissions

The following tables describe the amounts of brokerage commissions paid by the Funds for the three most recently completed fiscal years. In certain instances, the Funds may pay brokerage commissions to broker-dealers that are affiliates of Ameriprise Financial. As indicated above, all such transactions involving the payment of brokerage commissions to affiliates are done in compliance with Rule 17e-1 under the 1940 Act.

Aggregate Brokerage Commissions Paid by the Funds

The following charts reflect the aggregate amount of brokerage commissions paid by the Funds for the three most recently completed fiscal years. Differences, year to year, in the amount of brokerage commissions paid by a Fund were primarily the result of increased market volatility as well as shareholder purchase and redemption activity in the Fund.

Fund	Fiscal Period Ended January 31, 2012	Fiscal Year Ended March 31, 2011	Fiscal Year Ended March 31, 2010	Fiscal Year Ended March 31, 2009
LifeGoal® Balanced Growth Portfolio	—	—	$8,650	—

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Fund	Fiscal Period Ended January 31, 2012	Fiscal Year Ended March 31, 2011	Fiscal Year Ended March 31, 2010	Fiscal Year Ended March 31, 2009
LifeGoal® Growth Portfolio	—	—	$5,730	—
LifeGoal® Income and Growth Portfolio	—	—	$2,180	—
LifeGoal® Income Portfolio	—	—	—	—
Masters International Equity Portfolio	—	—	—	—

Fund	Fiscal Year Ended February 29, 2012	Fiscal Year Ended February 28, 2011		Fiscal Year Ended February 28, 2010
Convertible Securities Fund	$68,442	$165,457		$78,360
International Value Fund*	$701,889	$451,675		$962,909
Large Cap Core Fund	$4,010,902	$3,227,444		$3,517,838
Large Cap Enhanced Core Fund	$80,466	$109,841		$252,593
Large Cap Index Fund	$51,814	$48,278		$79,256
Large Cap Value Fund	$2,286,265	$2,760,468		$3,143,773
Marsico 21st Century Fund	$9,239,773	$8,933,015		$14,472,692
Marsico Focused Equities Fund	$2,807,946	$3,614,513		$6,633,291
Marsico Global Fund	$23,863	$21,913		$19,741
Marsico Growth Fund	$2,787,085	$3,460,709		$8,957,276
Marsico International Opportunities Fund	$1,858,519	$3,247,287		$4,199,116
Mid Cap Index Fund	$85,741	$75,934		$126,059
Mid Cap Value Fund	$4,535,398	$4,921,092		$6,634,701
Multi-Advisor International Equity Fund	—	$3,260,492	**	$2,712,557	***
Overseas Value Fund	$96,027	$11,380		$16,847
Small Cap Growth Fund II	$908,529	$1,377,820		$1,469,836
Small Cap Index Fund	$81,083	$57,743		$123,678
Small Cap Value Fund II	$2,738,707	$3,345,547		$4,607,371

*	Because a Feeder Fund’s brokerage commissions are paid at the Master Portfolio level, amounts shown are for the Fund’s Master Portfolio.
**	This amount includes $1,088,448 in commissions paid by the portion of the Fund that is subadvised by Marsico.
***	This amount includes $220,976 in commissions paid by the portion of the Fund that was subadvised by Causeway Capital Management LLC, formerly a subadviser to the Fund (Causeway), and $2,491,581 in commissions paid by the portion of the Fund that is subadvised by Marsico.

Fund	Fiscal Year Ended March 31, 2012	Fiscal Year Ended March 31, 2011	Fiscal Year Ended March 31, 2010
Short Term Bond Fund	$22,101	$58,926	$34,869

Fund	Fiscal Period Ended April 30, 2012*	Fiscal Year Ended March 31, 2012	Fiscal Year Ended March 31, 2011	Fiscal Year Ended March 31, 2010
CA Intermediate Municipal Bond Fund	—	—	$4	—
Corporate Bond Portfolio	$5	$426	—	$961
GA Intermediate Municipal Bond Fund	—	—	—	—
MD Intermediate Municipal Bond Fund	—	—	—	—
Mortgage- and Asset- Backed Portfolio	$14	$1,243	—	—

156

Fund	Fiscal Period Ended April 30, 2012*	Fiscal Year Ended March 31, 2012	Fiscal Year Ended March 31, 2011	Fiscal Year Ended March 31, 2010
NC Intermediate Municipal Bond Fund	—	—	—	—
Short Term Municipal Bond Fund			—	—
SC Intermediate Municipal Bond Fund	—	—	—	—
VA Intermediate Municipal Bond Fund	—	—	—	—

*	For the period from April 1, 2012 to April 30, 2012. During the period, the fiscal year end of each Fund was changed from March 31 to April 30.

Brokerage Commissions Paid by the Funds to Certain Broker-Dealers

As applicable, the Funds paid brokerage commissions to certain broker-dealers, including Merrill Lynch, Pierce, Fenner & Smith Incorporated (MLPF&S) and Citigroup, Inc. and/or Citibank, N.A. (Citi) for the three most recently completed fiscal years, as indicated in the following table:

		Aggregate Brokerage Commissions Paid
Fund	Broker-Dealer*	Fiscal Year Ended February 29, 2012	Fiscal Year Ended February 28, 2011	Fiscal Year Ended February 28, 2010
International Value Fund	MLPF&S	$59,801	$4,024	$12,546
	Citi	$67,341	—	—
Marsico 21st Century Fund	MLPF&S	$123,189	$619,407	$413,221
Marsico Focused Equities Fund	MLPF&S	$96,087	$244,413	$70,447
Marsico Global Fund	MLPF&S	$204	$1,210	$839
Marsico Growth Fund	MLPF&S	$65,319	$402,632	$148,003
Marsico International Opportunities Fund	MLPF&S	$48,897	$263,559	$184,099
Mid Cap Value Fund	MLPF&S	—	$12,777	—
Multi-Advisor International Equity Fund
Causeway**	MLPF&S	N/A	N/A	$33,848
Marsico	MLPF&S	$30,259	$151,288	$106,469
Overseas Value Fund	MLPF&S	$139	—	—

Fund	Broker-Dealer*	Percentage of the Fund’s Aggregate Brokerage Commissions Paid to the Certain Broker-Dealers During the Most Recent Fiscal Year	Percentage of the Fund’s Aggregate Dollar Amount of Transactions Involving the Payment of Commissions Effected Through the Broker-Dealer During the Most Recent Fiscal Year
International Value Fund	MLPF&S	8.52%	4.75%
	Citi	9.59%	16.16%
Marsico 21st Century Fund	MLPF&S	1.33%	2.24%
Marsico Focused Equities Fund	MLPF&S	3.42%	3.23%
Marsico Global Fund	MLPF&S	0.86%	1.43%
Marsico Growth Fund	MLPF&S	2.34%	2.15%
Marsico International Opportunities Fund	MLPF&S	2.63%	1.71%
Multi-Advisor International Equity Fund Marsico	MLPF&S	2.78%	1.77%
Overseas Value Fund	MLPF&S	0.14%	0.03%

*

Prior to May 1, 2010, MLPF&S (as of January 1, 2009) and other broker-dealers affiliated with BANA were affiliated broker-dealers of the Fund by virtue of being under common control with the Previous Adviser.

157

The affiliation created by this relationship ended on May 1, 2010, when the investment advisory agreement with the Previous Adviser was terminated and the Fund entered into a new investment management services agreement with the Investment Manager. However, BANA, on behalf of its fiduciary accounts, continues to have investments in certain of the Columbia Funds. The amounts shown include any brokerage commissions paid to MLPF&S after May 1, 2010.
**	Causeway served as co-investment subadviser to approximately half of the assets of Multi-Advisor International Equity Fund until July 8, 2009. At that time, the Previous Adviser assumed primary responsibility for making the day-to-day investment decisions for the portion of Multi-Advisor International Equity Fund previously subadvised by Causeway.

Directed Brokerage

The Funds or the Investment Manager, through an agreement or understanding with a broker-dealer, or otherwise through an internal allocation procedure, may direct, subject to applicable legal requirements, the Funds’ brokerage transactions to a broker-dealer because of the research services it provides the Funds or the Investment Manager.

During each Fund’s most recent applicable fiscal year (or period), the Funds directed certain brokerage transactions and paid related commissions in the amounts as follows:

Fund	Amount of Transactions	Related Commissions
For Funds with fiscal period ended January 31, 2012
LifeGoal® Balanced Growth Portfolio	—	—
LifeGoal® Growth Portfolio	—	—
LifeGoal® Income and Growth Portfolio	—	—
LifeGoal® Income Portfolio	—	—
Masters International Equity Portfolio	—	—

For Funds with fiscal year ended February 29, 2012
Convertible Securities Fund	$248,415	$240
International Value Fund	—	—
Large Cap Core Fund	$1,832,077,631	$1,492,999
Large Cap Enhanced Core Fund	$2,922,551	$1,937
Large Cap Index Fund	$650,215	$488
Large Cap Value Fund	$1,949,526,420	$1,634,688
Marsico 21st Century Fund	$1,000,980,216	$1,001,894
Marsico Focused Equities Fund	$749,167,510	$531,952
Marsico Global Fund	$2,743,799	$3,377
Marsico Growth Fund	$619,363,584	$705,047
Marsico International Opportunities Fund	$554,359,434	$790,447
Mid Cap Index Fund	—	—
Mid Cap Value Fund	$2,059,637,447	$1,973,335
Multi-Advisor International Equity Fund	$316,980,782	$457,027
Overseas Value Fund	$4,975,581	$3,463
Small Cap Growth Fund II	$217,540,688	$217,479
Small Cap Index Fund	—	—
Small Cap Value Fund II	$561,338,963	$871,914

For the Fund with fiscal year ended March 31, 2012
Short Term Bond Fund	—	—

158

Fund	Amount of Transactions	Related Commissions
For Funds with fiscal year ended April 30, 2012
CA Intermediate Municipal Bond Fund	—	—
Corporate Bond Portfolio	—	—
GA Intermediate Municipal Bond Fund	—	—
MD Intermediate Municipal Bond Fund	—	—
Mortgage- and Asset- Backed Portfolio	—	—
NC Intermediate Municipal Bond Fund	—	—
Short Term Municipal Bond Fund	—	—
SC Intermediate Municipal Bond Fund	—	—
VA Intermediate Municipal Bond Fund	—	—

Securities of Regular Broker-Dealers

In certain cases, the Funds, as part of their principal investment strategies, or otherwise as a permissible investment, will invest in the common stock or debt obligations of the regular broker-dealers that the Investment Manager uses to transact brokerage for the Funds.

As of each Fund’s most recent applicable fiscal year (or period) end, the Funds owned securities of their “regular brokers or dealers” or their parents, as defined in Rule 10b-1 under the 1940 Act, as shown in the table below:

Investments in Securities of Regular Broker-Dealers

Fund	Broker-Dealer	Dollar Amount of Securities Held
For Funds with fiscal period ended January 31, 2012
LifeGoal® Balanced Growth Portfolio	None	$0
LifeGoal® Growth Portfolio	None	$0
LifeGoal® Income and Growth Portfolio	None	$0
LifeGoal® Income Portfolio	None	$0
Masters International Equity Portfolio	None	$0

For Funds with fiscal year ended February 29, 2012
Convertible Securities Fund	Citigroup, Inc.	$10,938,395
	Knight Capital Group, Inc.	$6,063,435
	Affiliated Managers Group, Inc.	$4,175,275
International Value Fund	None	$0
Large Cap Core Fund	Goldman Sachs & Co.	$13,671,493
	Citigroup, Inc.	$15,371,049
	PNC Financial Services Group, Inc.	$20,563,862
Large Cap Enhanced Core Fund	Franklin Resources, Inc.	$2,516,952
	JPMorgan Chase & Co.	$6,215,616
	Citigroup, Inc.	$2,213,281
Large Cap Index Fund	Ameriprise Financial, Inc.	$3,642,132
	Charles Schwab	$4,325,577
	Citigroup, Inc.	$28,123,946
	E*TRADE Financial Corp.	$705,850
	Franklin Resources, Inc.	$4,953,856
	Goldman Sachs & Co.	$16,364,618
	JPMorgan Chase & Co.	$43,045,024
	Legg Mason, Inc.	$983,657
	Morgan Stanley & Co., Inc.	$7,943,463
	PNC Financial Services Group, Inc.	$9,040,195

159

Fund	Broker-Dealer	Dollar Amount of Securities Held
Large Cap Value Fund	Citigroup, Inc.	$8,201,685
	Goldman Sachs & Co.	$27,979,020
	JPMorgan Chase & Co.	$55,102,495
	Morgan Stanley & Co., Inc.	$11,740,548
Marsico 21st Century Fund	PNC Financial Services Group, Inc.	$50,585,155
Marsico Focused Equities Fund	None	$0
Marsico Global Fund	Citigroup, Inc.	$129,915
Marsico Growth Fund	None	$0
Marsico International Opportunities Fund	Citigroup, Inc.	$9,169,098
Mid Cap Index Fund	Affiliated Managers Group, Inc.	$14,123,273
	Eaton Vance Corp.	$8,245,710
	Jefferies Group, Inc.	$6,076,382
	Raymond James Financial, Inc.	$9,675,287
Mid Cap Value Fund	Raymond James Financial, Inc.	$45,314,276
	TD Ameritrade Holding Corp.	$48,305,824
Multi-Advisor International Equity Fund	Citigroup, Inc.	$5,578,301
Overseas Value Fund	None	$0
Small Cap Growth Fund II	None	$0
Small Cap Value Fund II	None	$0
Small Cap Index Fund	Investment Technology Group, Inc.	$2,112,504
	Stifel Financial Corp.	$9,257,188
	Piper Jaffray & Co.	$1,755,823

For the Fund with fiscal year ended March 31, 2012
Short Term Bond Fund	Bear Sterns Asset-Backed Securities Trust	$152,021
	Bear Sterns Commercial Mortgage Securities	$24,122,256
	Citigroup, Inc.	$19,628,193
	Citigroup Commercial Mortgage Trust	$11,197,643
	Citigroup Mortgage Loan Trust, Inc.	$261,907
	Credit Suisse Mortgage Capital Certificates	$15,015,350
	Credit Suisse First Boston Mortgage Securities Corp.	$40,939,858
	Goldman Sachs Group	$12,938,687
	JPMorgan Chase & Co.	$21,323,423
	JPMorgan Chase Commercial Mortgage Securities	$34,896,536
	Merrill Lynch & Co., Inc.	$17,943,850
	Morgan Stanley	$16,166,832
	Morgan Stanley ABS Capital I	$1,167,216

For Funds with fiscal year ended April 30, 2012*

		Dollar Amount of Securities Held
		Fiscal year ended March 31, 2012	Fiscal year ended April 30, 2012
CA Intermediate Municipal Bond Fund	None	$0	$0
Corporate Bond Portfolio	Eaton Vance Corp.	$125,234	$125,787
	Citigroup, Inc.	$207,704	$179,599
	Citigroup Capital XIII	$130,832	$128,090
	JPMorgan Chase & Co.	$49,298	$49,304
	JPMorgan Chase Capital XXII	$252,000	$252,000
	JPMorgan Chase Capital XX	$291,450	$291,087
	JPMorgan Chase Capital XXIII	$111,268	$111,003

160

Fund	Broker-Dealer	Dollar Amount of Securities Held
		Fiscal year ended March 31, 2012	Fiscal year ended April 30, 2012
	PNC Financial Services Group, Inc.	$94,889	$94,335
	Merrill Lynch & Co., Inc.	$144,592	$144,300
GA Intermediate Municipal Bond Fund	None	$0	$0
MD Intermediate Municipal Bond Fund	None	$0	$0
Mortgage- and Asset-Backed Portfolio	Bear Stearns Commercial Mortgage Securities	$2,465,253	$2,474,714
	Citigroup/Deutsche Bank Commercial Mortgage Trust	$686,321	$695,156
	Credit Suisse Mortgage Capital Certificates	$819,439	$823,015
	JPMorgan Chase Commercial Mortgage Securities	$2,354,675	$2,357,656
	LB-UBS Commercial Mortgage Trust	$1,051,100	$1,051,570
	Morgan Stanley Capital I	$1,246,027	$1,244,255
	Morgan Stanley Mortgage Loan Trust	$0	$68,705
NC Intermediate Municipal Bond Fund	None	$0	$0
Short Term Municipal Bond Fund	None	$0	$0
SC Intermediate Municipal Bond Fund	None	$0	$0
VA Intermediate Municipal Bond Fund	None	$0	$0

*	During the period from April 1, 2012 to April 30, 2012, the fiscal year end of each Fund was changed from March 31 to April 30.

Additional Shareholder Servicing Payments

The Funds, along with the Transfer Agent, the Distributor and the Investment Manager, may pay significant amounts to Selling Agents, including other Ameriprise Financial affiliates, for providing the types of services that would typically be provided directly by a mutual fund’s transfer agent. The level of payments made to Selling Agents may vary. A number of factors may be considered in determining payments to a Selling Agents, including, without limitation, the nature of the services provided to shareholders or retirement plan participants that invest in the Funds through retirement plans. These services may include sub-accounting, sub-transfer agency or similar recordkeeping services, shareholder or participant reporting, shareholder or participant transaction processing, and/or the provision of call center support (additional shareholder services). These payments for shareholder servicing support with respect to the Columbia Funds vary by Selling Agent but generally are not expected, with certain limited exceptions, to exceed 0.40% of the average aggregate value of each Fund’s shares on an annual basis. The Board has authorized each Fund to pay up to 0.20% of the average aggregate value of each Fund’s shares. Such payments will be made by a Fund to the Transfer Agent who will in turn make payments to the Selling Agent for the provision of such additional shareholder services. The Funds’ Transfer Agent, Distributor or their affiliates will pay, from its or their own resources, amounts in excess of the amount paid by the Funds to Selling Agents in connection with the provision of these additional shareholder services and other services.

The Funds also may make additional payments to Selling Agents that charge networking fees for certain services provided in connection with the maintenance of shareholder accounts through the NSCC.

In addition, the Distributor and other Ameriprise Financial affiliates may make lump sum payments to selected Selling Agents receiving shareholder servicing payments in reimbursement of printing costs for literature for participants, account maintenance fees or fees for establishment of the Funds on the Selling Agent’s system or other similar services.

161

As of April 2012, the Distributor and/or other Ameriprise Financial affiliates had agreed to make shareholder servicing payments with respect to the Columbia Funds to the Selling Agents or their affiliates shown below.

Recipients of Shareholder Servicing Payments with Respect to the Funds from the Distributor and/or other Ameriprise Financial Affiliates

•	ADP Broker-Dealer, Inc.
•	American Century Investment Management, Inc.
•	American United Life Insurance Co.
•	Ameriprise Financial Services, Inc.*
•	Ascensus, Inc.
•	AXA Advisors
•	Bank of America, N.A.
•	Benefit Plan Administrators
•	Benefit Trust
•	Charles Schwab & Co., Inc.
•	Charles Schwab Trust Co.
•	Davenport & Company
•	City National Bank
•	CPI Qualified Plan Consultants, Inc.
•	Daily Access Concepts, Inc.
•	Digital Retirement Solutions
•	Edward D. Jones & Co., LP
•	ExpertPlan
•	Fidelity Investments Institutional Operations Co.
•	First National Bank of Omaha
•	Guardian Life and Annuity Company Inc.
•	Genworth Life and Annuity Insurance Company
•	GWFS Equities, Inc.
•	Hartford Life Insurance Company
•	Hartford Securities Distribution
•	Hewitt Associates LLC
•	ICMA Retirement Corporation
•	ING Life Insurance and Annuity Company
•	ING Institutional Plan Services, LLP
•	Janney Montgomery Scott, Inc.
•	JJB Hilliard Lyons
•	John Hancock Life Insurance Company (USA)
•	John Hancock Life Insurance Company of New York
•	JP Morgan Retirement Plan Services LLC
•	Lincoln Retirement Services
•	LPL Financial Corporation
•	Marshall & Illsley Trust Company
•	Massachusetts Mutual Life Insurance Company
•	Matrix Settlement & Clearance Services
•	Mercer HR Services, LLC
•	Merrill Lynch Life Insurance Company
•	Merrill Lynch, Pierce, Fenner & Smith Incorporated
•	Mid Atlantic Capital Corporation
•	Minnesota Life Insurance Co.
•	Morgan Stanley Smith Barney
•	Morgan Keegan & Company
•	National Financial Services
•	Newport Retirement Services, Inc.
•	New York State Deferred Compensation Plan
•	NYLife Distributors LLC
•	Plan Administrators, Inc.
•	PNC Bank
•	Principal Life Insurance Company of America
•	Prudential Insurance Company of America
•	Prudential Retirement Insurance & Annuity Company
•	Pershing LLC
•	Raymond James & Associates
•	RBC Dain Rauscher
•	Reliance Trust
•	Robert W. Baird & Co., Inc.
•	Scott & String Fellow, LLC
•	Standard Insurance Company
•	Stifel Nicolaus & Co.
•	TD Ameritrade Clearing, Inc.
•	TD Ameritrade Trust Company
•	The Retirement Plan Company
•	Teachers Insurance and Annuity Association of America
•	Transamerica Life Insurance Company
•	T. Rowe Price Group, Inc.
•	UBS Financial Services, Inc.
•	Unified Trust Company, N.A.
•	Upromise Investments, Inc.
•	USAA Investment Management Co
•	Vanguard Group, Inc.
•	VALIC Retirement Services Company
•	Wells Fargo Bank, N.A.
•	Wells Fargo Funds Management, LLC
•	Wilmington Trust Company
•	Wilmington Trust Retirement & Institutional Services Company

*	Ameriprise Financial affiliate

162

The Distributor and/or other Ameriprise Financial affiliates may enter into similar arrangements with other Selling Agents from time to time. Therefore, the preceding list is subject to change at any time without notice.

Additional Selling Agent Payments

Selling Agents may receive different commissions, sales charge reallowances and other payments with respect to sales of different classes of shares of the Funds.

The Distributor and other Ameriprise Financial affiliates may pay additional compensation to selected Selling Agents, including other Ameriprise Financial affiliates, under the categories described below. These categories are not mutually exclusive, and a single Selling Agent may receive payments under all categories. A Selling Agent also may receive payments described above in Brokerage Allocation and Other Practices – Additional Shareholder Servicing Payments.

These payments may create an incentive for a Selling Agent or its representatives to recommend or offer shares of a Fund to its customers. The amount of payments made to Selling Agents may vary. In determining the amount of payments to be made, the Distributor and other Ameriprise Financial affiliates may consider a number of factors, including, without limitation, asset mix and length of relationship with the Selling Agent, the size of the customer/shareholder base of the Selling Agent, the manner in which customers of the Selling agent make investments in the Funds, the nature and scope of marketing support or services provided by the Selling Agent (as described more fully below) and the costs incurred by the Selling Agent in connection with maintaining the infrastructure necessary or desirable to support investments in the Funds.

These additional payments by the Distributor and other Ameriprise Financial affiliates are made pursuant to agreements between the Distributor and other Ameriprise Financial affiliates and Selling Agents, and do not change the price paid by investors for the purchase of a share, the amount a Fund will receive as proceeds from such sales or the distribution fees and expenses paid by the Fund as shown under the heading Fees and Expenses of the Fund in the Fund’s prospectuses.

Marketing Support Payments

The Distributor, the Investment Manager and their affiliates may make payments, from their own resources, to certain Selling Agents, including other Ameriprise Financial affiliates, for marketing/sales support services relating to the Columbia Funds, including, but not limited to, business planning assistance, educating Selling Agent personnel about the Funds and shareholder financial planning needs, placement on the Selling Agent’s preferred or recommended fund list or otherwise identifying the Funds as being part of a complex to be accorded a higher degree of marketing support than complexes not making such payments, access to sales meetings, sales representatives and management representatives of the Selling Agent, client servicing and systems infrastructure support. These payments are generally based upon one or more of the following factors: average net assets of the Columbia Funds distributed by the Distributor attributable to that Selling Agent, gross sales of the Columbia Funds distributed by the Distributor attributable to that Selling Agent, reimbursement of ticket charges (fees that a Selling Agent firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment.

While the financial arrangements may vary for each Selling Agent, the marketing support payments to each Selling Agent generally are expected to be between 0.05% and 0.50% on an annual basis for payments based on average net assets of the Columbia Funds attributable to the Selling Agent, and between 0.05% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Columbia Funds attributable to the Selling Agent. The Distributor, the Investment Manager and other Ameriprise Financial affiliates may make payments in materially larger amounts or on a basis materially different from those described above when dealing with certain Selling Agents. Such increased payments to a Selling Agent may enable the Selling Agent to offset credits that they may provide to their customers.

163

As of April 2012, the Distributor and/or the Investment Manager or their affiliates had agreed to make marketing support payments with respect to the Columbia Funds to the Selling Agents or their affiliates shown below.

Recipients of Marketing Support Payments with respect to the Columbia Funds from the Distributor and/or other Ameriprise Financial affiliates

•	AIG SunAmerica Life Assurance Company
•	Allianz Life Insurance Company
•	American United Life Insurance Company
•	Ameriprise Financial Services, Inc.*
•	Farm Bureau Life Insurance Company
•	First Great West Life & Annuity Insurance Company
•	Genworth Financial, Inc.
•	GWFS Equities, Inc.
•	Great West Life and Annuity Insurance Co.
•	Guardian Insurance & Annuity Company
•	Hartford Life Insurance Company
•	ING Insurance Company of America
•	Jefferson National Life Insurance Company
•	Liberty Life Insurance Company of Boston
•	Merrill Lynch Life Insurance Company
•	ML Life Insurance Company of New York
•	Monumental Life Insurance Company
•	National Integrity Life Insurance Company
•	New York Life Insurance Company
•	PHL Variable Insurance Company
•	RiverSource Life Insurance Company*
•	RiverSource Life Insurance Company of New York*
•	Security Benefit Life Insurance Company
•	Sun Life Assurance Company of Canada
•	Symetra Life Insurance Company
•	Teachers Insurance and Annuity Association of America
•	Transamerica Financial Life Insurance Company
•	Union Central Life Insurance Company

*	Ameriprise Financial affiliate

The Distributor, the Investment Manager and their affiliates may enter into similar arrangements with other Selling Agents from time to time. Therefore, the preceding list is subject to change at any time without notice.

Other Payments

From time to time, the Distributor, from its own resources, may provide additional compensation to certain Selling Agents that sell or arrange for the sale of shares of the Funds to the extent not prohibited by laws or the rules of any self-regulatory agency, such as the Financial Industry Regulatory Authority (FINRA). Such compensation provided by the Distributor may include financial assistance to Selling Agents that enable the Distributor to participate in and/or present at Selling Agent-sponsored conferences or seminars, sales or training programs for invited registered representatives and other Selling Agent employees, Selling Agent entertainment and other Selling Agent-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, retention and due diligence trips. The Distributor makes payments for entertainment events it deems appropriate, subject to the Distributor’s internal guidelines and applicable law. These payments may vary depending upon the nature of the event.

Your Selling Agent may charge you fees or commissions in addition to those disclosed in this SAI. You should consult with your Selling Agent and review carefully any disclosure your Selling Agent provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a Selling Agent and its financial consultants may have a financial incentive for recommending a particular fund or a particular share class over other funds or share classes. See Investment Advisory and Other Services – Other Roles and Relationships of Ameriprise Financial and its Affiliates – Certain Conflicts of Interest for more information.

164

Performance Disclosure

Effective beginning with performance reporting for the December 31, 2011 year end, in presenting performance information for newer share classes, if any, of a Fund, the Fund typically includes, for periods prior to the offering of such share classes, the performance of the Fund’s oldest share class (except as otherwise disclosed), adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable, based on the expense ratios of those share classes for the Fund’s most recently completed fiscal year for which data was available at December 31, 2011 or, for funds and classes first offered after January 1, 2011, the expected expense differential at the time the newer share class is first offered. Actual expense differentials across classes will vary over time. The performance of the Fund’s newer share classes would have been substantially similar to the performance of the Fund’s oldest share class because all share classes of a Fund are invested in the same portfolio of securities, and would have differed only to the extent that the classes do not have the same sales charges and/or expenses (although differences in expenses between share classes may change over time).

Prior to December 31, 2011, in presenting performance information for a newer share class of a Fund, the Fund would typically include, for periods prior to the offering of such newer share class, the performance of an older share class, the class-related operating expense structure of which was most similar to that of the newer share class, and for periods prior to the initial offering of such older share class, would include the performance of successively older share classes with successively less similar expense structures. Such performance information was not restated to reflect any differences in expenses between share classes and if such differences had been reflected, the performance shown might have been lower. Because, prior to December 31, 2011, the Funds used a different methodology for presenting performance information for a newer share class, such performance information published before December 31, 2011 may differ from corresponding performance information published after December 31, 2011.

165

CAPITAL STOCK AND OTHER SECURITIES

Description of the Trust’s Shares

The Funds offer shares in the classes shown in the table below. Subject to certain limited exceptions discussed in each Fund’s prospectuses, a Fund may no longer be accepting new investments from current shareholders or prospective investors. Class B shares of the Funds are closed to new investments, except for certain limited transactions from existing investors in Class B shares. Additional Class B shares of the Funds will be issued only in connection with (i) reinvestment of dividends and/or capital gain distributions in Class B shares of each Fund by the Fund’s existing Class B shareholders and (ii) exchanges by shareholders invested in Class B shares of a Columbia Fund may exchange those shares for Class B shares of a Fund. The Funds, however, may at any time and without notice, offer any of these classes to the general public for investment.

The Trust’s Second Amended and Restated Declaration of Trust (the “Declaration of Trust”) permits it to issue an unlimited number of full and fractional shares of beneficial interest of each Fund, without par value, and to divide or combine the shares of any series into a greater or lesser number of shares of that Fund without thereby changing the proportionate beneficial interests in that Fund and to divide such shares into classes. Each share of a class of a Fund represents an equal proportional interest in that Fund with each other share in the same class and is entitled to such distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the Board. However, different share classes of a Fund pay different distribution amounts because each share class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

Share Classes Offered by the Funds

Fund	Class A Shares	Class B Shares[1]	Class C Shares	Class I Shares	Class R Shares	Class R4 Shares	Class T Shares	Class W Shares	Class Y Shares	Class Z Shares	Shares
CA Intermediate Municipal Bond Fund	✓	✓	✓							✓
Convertible Securities Fund	✓	✓	✓	✓	✓			✓		✓
Corporate Bond Portfolio											✓
GA Intermediate Municipal Bond Fund	✓	✓	✓							✓
International Value Fund	✓	✓	✓	✓	✓					✓
Large Cap Core Fund	✓	✓	✓	✓				✓		✓
Large Cap Enhanced Core Fund	✓			✓	✓				✓	✓
Large Cap Index Fund	✓	✓		✓						✓
Large Cap Value Fund	✓	✓	✓	✓	✓			✓	✓	✓
LifeGoal® Balanced Growth Portfolio	✓	✓	✓		✓		✓			✓
LifeGoal® Growth Portfolio	✓	✓	✓		✓	✓				✓
LifeGoal® Income and Growth Portfolio	✓	✓	✓		✓					✓
LifeGoal® Income Portfolio	✓	✓	✓							✓
Marsico 21st Century Fund	✓	✓	✓		✓					✓
Marsico Focused Equities Fund	✓	✓	✓	✓						✓
Marsico Global Fund	✓		✓		✓					✓
Marsico Growth Fund	✓	✓	✓	✓	✓			✓		✓
Marsico International Opportunities Fund	✓	✓	✓	✓	✓					✓
MD Intermediate Municipal Bond Fund	✓	✓	✓							✓
Masters International Equity Portfolio	✓	✓	✓		✓					✓
Mid Cap Index Fund	✓			✓						✓
Mid Cap Value Fund	✓	✓	✓	✓	✓	✓		✓	✓	✓

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Fund	Class A Shares		Class B Shares[1]	Class C Shares		Class I Shares	Class R Shares		Class R4 Shares	Class T Shares	Class W Shares	Class Y Shares	Class Z Shares	Shares
Mortgage- and Asset- Backed Portfolio														✓
Multi-Advisor International Equity Fund	✓		✓	✓		✓	✓		✓		✓	✓	✓
NC Intermediate Municipal Bond Fund	✓		✓	✓									✓
Overseas Value Fund	✓	[2]		✓	[2]	✓	✓	[2]			✓		✓
Short Term Bond Fund	✓		✓	✓		✓	✓		✓		✓	✓	✓
Short Term Municipal Bond Fund	✓		✓	✓									✓
Small Cap Growth Fund II	✓		✓	✓		✓							✓
Small Cap Index Fund	✓		✓			✓			✓				✓
Small Cap Value Fund II	✓		✓	✓		✓	✓						✓
SC Intermediate Municipal Bond Fund	✓		✓	✓									✓
VA Intermediate Municipal Bond Fund	✓		✓	✓									✓

[1]

Class B shares of the Funds are closed to new investments, except for certain limited transactions from existing investors in Class B shares. Additional Class B shares of the Funds will be issued only in connection with (i) reinvestment of dividends and/or capital gain distributions in Class B shares of each Fund by the Fund’s existing Class B shareholders and (ii) exchanges by shareholders invested in Class B shares of a Columbia Fund may exchange those shares for Class B shares of a Fund. See the prospectuses for Class B shares of the Funds for details.

[2]	Share class has not yet commenced operations as of the date of this SAI.

Restrictions on Holding or Disposing of Shares

There are no restrictions on the right of shareholders to retain or dispose of the Funds’ shares, other than the possible future termination of the Funds. The Funds may be terminated by reorganization into another mutual fund or by liquidation and distribution of their assets. Unless terminated by reorganization or liquidation, the Funds will continue indefinitely.

Shareholder Liability

The Trust is organized under Delaware law, which provides that shareholders of a statutory trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. Effectively, this means that a shareholder of the Funds will not be personally liable for payment of the Funds’ debts except by reason of his or her own conduct or acts. In addition, a shareholder could incur a financial loss on account of the Funds’ obligation only if the Funds had no remaining assets with which to meet such obligation. We believe that the possibility of such a situation arising is extremely remote.

Dividend Rights

The shareholders of a Fund are entitled to receive any dividends or other distributions declared for the Fund. No shares have priority or preference over any other shares of the Funds with respect to distributions. Distributions will be made from the assets of the Funds, and will be paid pro rata to all shareholders of each Fund (or class) according to the number of shares of each Fund (or class) held by shareholders on the record date. The amount of income dividends per share may vary between separate share classes of the Funds based upon differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.

Voting Rights and Shareholder Meetings

The Trust is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. Previously, the Trust had voluntarily undertaken to adhere to certain governance measures contemplated by a 2005 SEC settlement order (the “2005 Settlement Order”) with respect to the Previous

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Adviser in 2005. Over the past several years, the SEC has adopted many rules under the 1940 Act and the Investment Advisers Act of 1940 to strengthen fund governance and compliance oversight of funds and their investment advisers. Accordingly, although the Trust may continue to follow certain governance practices noted in the 2005 Settlement Order, it will do so as the Board deems appropriate and not pursuant to any voluntary undertakings. In this regard, the Board has determined that it is unnecessary to commit to holding a meeting of shareholders to elect trustees at least every five years. Instead, the Board will convene meetings of shareholders to elect trustees as required by the 1940 Act or as deemed appropriate by the Board. Each whole share (or fractional share) outstanding on the record date established in accordance with the Declaration of Trust shall be entitled to a number of votes on any matter on which it is entitled to vote equal to the net asset value of the share (or fractional share) in U.S. dollars determined at the close of business on the record date (for example, a share having a net asset value of $10.50 would be entitled to 10.5 votes).

Shareholders have the power to vote only as expressly granted under the 1940 Act or under Delaware statutory trust law. Shareholders have no independent right to vote on any matter, including the creation, operation, dissolution or termination of the Trust. Shareholders have the right to vote on other matters only as the Board authorizes. Currently, the 1940 Act requires that shareholders have the right to vote, under certain circumstances, to: (i) elect Trustees; (ii) approve investment advisory agreements and principal underwriting agreements; (iii) approve a change in subclassification of a Fund; (iv) approve any change in fundamental investment policies; (v) approve a distribution plan under Rule 12b-1 under the 1940 Act; and (vi) to terminate the independent accountant. With respect to matters that affect one class but not another, shareholders vote as a class; for example, the approval of a distribution plan applicable to that class. Subject to the foregoing, all shares of the Trust have equal voting rights and will be voted in the aggregate, and not by Fund, except where voting by Fund is required by law or where the matter involved only affects one Fund. For example, a change in a Fund’s fundamental investment policy affects only one Fund and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an investment advisory agreement or investment subadvisory agreement, since it only affects one Fund, is a matter to be determined separately by each Fund. Approval by the shareholders of one Fund is effective as to that Fund whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those Funds. Shareholders are entitled to one vote for each whole share held and a proportional fractional vote for each fractional vote held, on matters on which they are entitled to vote. Fund shareholders do not have cumulative voting rights. The Trust is not required to hold, and has no present intention of holding, annual meetings of shareholders.

Liquidation Rights

In the event of the liquidation or dissolution of the Trust or the Funds, shareholders of the Funds are entitled to receive the assets attributable to the relevant class of shares of the Funds that are available for distribution and to a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Board may determine.

Preemptive Rights

There are no preemptive rights associated with Fund shares.

Conversion Rights

With the exception of Class B shares, which no longer accept investments from new or existing investors in Class B shares, except for certain limited transactions from existing investors in Class B shares as described in the prospectuses for Class B shares of the Funds, shareholders have the right, which is subject to change by the Board, to convert or “exchange” shares of one class for another. Such right is outlined and subject to certain conditions set forth in each Fund’s prospectuses.

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Redemptions

Each Fund’s dividend, distribution and redemption policies can be found in its prospectuses under the headings Buying, Selling and Exchanging Shares and Distributions and Taxes. However, the Board may suspend the right of shareholders to sell shares when permitted or required to do so by law or compel sales of shares in certain cases.

Sinking Fund Provisions

The Trust has no sinking fund provisions.

Calls or Assessment

All Fund shares are issued in uncertificated form only and when issued will be fully paid and non-assessable by the Trust.

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PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchase and Redemption

An investor may purchase, redeem and exchange shares in the Funds utilizing the methods, and subject to the restrictions, described in the Funds’ prospectuses. The following information supplements information in the Funds’ prospectuses.

The Funds have authorized one or more broker-dealers to accept buy and sell orders on the Funds’ behalf. These broker-dealers are authorized to designate other intermediaries to accept buy and sell orders on the Funds’ behalf. The Funds will be deemed to have received a buy or sell order when an authorized broker-dealer, or, if applicable, a broker-dealer’s authorized designee, accepts the order. Customer orders will be priced at each Fund’s net asset value next computed after they are accepted by an authorized broker-dealer or the broker’s authorized designee.

The Trust also may make payment for sales in readily marketable securities or other property if it is appropriate to do so in light of the Trust’s responsibilities under the 1940 Act.

Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment for shares during any period when (i) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (ii) the NYSE is closed for other than customary weekend and holiday closings; (iii) the SEC has by order permitted such suspension; (iv) an emergency exists as determined by the SEC. (The Funds may also suspend or postpone the recordation of the transfer of their shares upon the occurrence of any of the foregoing conditions).

The Trust has elected to be governed by Rule 18f-1 under the 1940 Act, as a result of which each Fund is obligated to redeem shares, subject to the exceptions listed above, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of each Fund at the beginning of the period.

The timing and magnitude of cash inflows from investors buying Fund shares could prevent a Fund from always being fully invested. Conversely, the timing and magnitude of cash outflows to investors redeeming Fund shares could require large ready reserves of uninvested cash to meet shareholder redemptions. Either situation could adversely impact a Fund’s performance.

Potential Adverse Effects of Large Investors

Each Fund may from time to time sell to one or more investors, including other funds advised by the Investment Manager or third parties, a substantial amount of its shares, and may thereafter be required to satisfy redemption requests by such investors. Such sales and redemptions may be very substantial relative to the size of the Fund. While it is not possible to predict the overall effect of such sales and redemptions over time, such transactions may adversely affect the Fund’s performance to the extent that the Fund is required to invest cash received in connection with a sale or to sell portfolio securities to facilitate a redemption at, in either case, a time when the Fund otherwise would not invest or sell. Such transactions also may increase a Fund’s transaction costs, which would detract from Fund performance. If a Fund is forced to sell portfolio securities that have appreciated in value, such sales may accelerate the realization of taxable income.

Potential Adverse Effects of Large Investors

Each Fund may from time to time sell to one or more investors, including other funds advised by the Investment Manager or third parties, a substantial amount of its shares, and may thereafter be required to satisfy redemption requests by such investors. Such sales and redemptions may be very substantial relative to the size of the Fund. While it is not possible to predict the overall effect of such sales and redemptions over time, such transactions may adversely affect the Fund’s performance to the extent that the Fund is required to invest cash

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received in connection with a sale or to sell portfolio securities to facilitate a redemption at, in either case, a time when the Fund otherwise would not invest or sell. Such transactions also may increase a Fund’s transaction costs, which would detract from Fund performance. If a Fund is forced to sell portfolio securities that have appreciated in value, such sales may accelerate the realization of taxable income.

Anti-Money Laundering Compliance

The Funds are required to comply with various anti-money laundering laws and regulations. Consequently, the Funds may request additional required information from you to verify your identity. Your application will be rejected if it does not contain your name, social security number, date of birth and permanent street address. If at any time the Funds believe a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Funds may choose not to establish a new account or may be required to “freeze” a shareholder’s account. The Funds also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder’s account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Funds to inform the shareholder that it has taken the actions described above.

Offering Price

The share price of each Fund is based on each Fund’s net asset value per share, which is calculated separately for each class of shares as of the close of regular trading on the NYSE (which is usually 4:00 p.m. Eastern Time unless the NYSE closes earlier) on each day the Fund is open for business, unless the Board determines otherwise. The Funds do not value their shares on days that the NYSE is closed.

For Funds Other than Money Market Funds. The value of each Fund’s portfolio securities is determined in accordance with the Trust’s valuation procedures, which are approved by the Board. Except as described below under “Fair Valuation of Portfolio Securities,” the Fund’s portfolio securities are typically valued using the following methodologies:

Equity Securities. Equity securities (including common stocks, preferred stocks, convertible securities, warrants and ETFs) listed on an exchange are valued at the closing price on their primary exchange (which, in the case of foreign securities, may be a foreign exchange) or, if a closing price is not readily available, at the mean of the closing bid and asked prices. Over-the-counter equity securities not listed on any national exchange but included in the NASDAQ National Market System are valued at the NASDAQ Official Closing Price or, if the official closing price is not readily available, at the mean between the closing bid and asked prices. Equity securities that are not listed on any national exchange and are not included in the NASDAQ National Market System are valued at the primary exchange last sale price, or if the last sale price is not readily available, at the mean between the closing bid and asked prices. Shares of other open-end investment companies (other than ETFs) are valued at the latest net asset value reported by those companies.

Fixed Income Securities. Short-term debt securities purchased with remaining maturities of 60 days or less and long-term debt securities with remaining maturities of 60 days or less are valued at their amortized cost value. Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date. The value of short-term debt securities with remaining maturities in excess of 60 days is the market price, which may be obtained from a pricing service or, if a market price is not available from a pricing service, a bid quote from a broker or dealer. Short-term variable rate demand notes are typically valued at their par value. Other debt securities typically are valued using an evaluated bid provided by a pricing service. If pricing information is unavailable from a pricing service or the Investment Manager’s valuation committee believes such information is not reflective of market value, then a quote from a broker or dealer may be used. Newly issued debt securities may be valued at purchase price for up to two days following purchase.

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Futures, Options and Other Derivatives. Futures and options on futures are valued based on the settle price at the close of regular trading on their principal exchange or, in the absence of transactions, they are valued at the mean of the closing bid and asked prices closest to the last reported sale price. Listed options are valued at the mean of the closing bid and asked prices. If market quotations are not readily available, futures and options are valued using quotations from brokers. Customized derivative products are valued at a price provided by a pricing service or, if such a price is unavailable, a broker quote or at a price derived from an internal valuation model.

Repurchase Agreements. Repurchase agreements are generally valued at a price equal to the amount of the cash invested in a repurchase agreement.

Foreign Currencies. Foreign currencies and securities denominated in foreign currencies are valued in U.S. dollars utilizing spot exchange rates at the close of regular trading on the NYSE. Forward foreign currency contracts are valued in U.S. dollars utilizing the applicable forward currency exchange rate as of the close of regular trading on the NYSE.

Fair Valuation of Portfolio Securities. Rather than using the methods described above, the Investment Manager’s valuation committee will, pursuant to procedures approved by the Board, determine in good faith a security’s fair value in the event that (i) price quotations or valuations are not readily available, such as when trading is halted or securities are not actively traded; (ii) price quotations or valuations available for a security are not, in the judgment of the valuation committee, reflective of market value; or (iii) a significant event has occurred that is not reflected in price quotations or valuations from other sources, such as when an event impacting a foreign security occurs after the closing of the security’s foreign exchange but before the closing of the NYSE. The fair value of a security is likely to be different from the quoted or published price and fair value determinations often require significant judgment.

In general, any one or more of the following factors may be taken into account in determining fair value: the fundamental analytical data relating to the security; the value of other financial instruments, including derivative securities; trading volumes; values of baskets of securities; changes in interest rates; observations from financial institutions; government actions or pronouncements; other news events; information as to any transactions or offers with respect to the security; price and extent of public trading in similar securities; nature and expected duration of the event, if any, giving rise to the valuation issue; pricing history; the relative size of the position in the portfolio; internal models; and other relevant information.

With respect to securities traded on foreign markets, additional factors also may be relevant, including: movements in the U.S. markets following the close of foreign markets; the value of foreign securities traded on other foreign markets; ADR trading; closed-end fund trading; foreign currency exchange activity and prices; and the trading of financial products that are tied to baskets of foreign securities, such as certain exchange-traded index funds. A systematic independent fair value pricing service assists in the fair valuation process for foreign securities in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which a Fund’s NAV is determined. Although the use of this service is intended to decrease opportunities for time zone arbitrage transactions, there can be no assurance that it will successfully decrease arbitrage opportunities.

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TAXATION

The following information supplements and should be read in conjunction with the section in the Funds’ prospectuses entitled Distributions and Taxes. The prospectuses generally describe the U.S. federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning U.S. federal income taxes. It is based on the Code, applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as in effect as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. Except as specifically set forth below, the following discussion does not address any state, local or foreign tax matters.

A shareholder’s tax treatment may vary depending upon his or her particular situation. This discussion applies only to shareholders holding Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or Individual Retirement Accounts), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither citizens nor residents of the United States, shareholders holding Fund shares as part of a hedge, straddle, or conversion transaction, and shareholders who are subject to the U.S. federal alternative minimum tax.

The Trust has not requested and will not request an advance ruling from the IRS as to the U.S. federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion and the discussions in the prospectuses applicable to each shareholder address only some of the U.S. federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisors and financial planners regarding the U.S. federal tax consequences of an investment in a Fund, the application of state, local, or foreign laws, and the effect of any possible changes in applicable tax laws on their investment in the Funds.

Qualification as a Regulated Investment Company

It is intended that each Fund qualify as a “regulated investment company” under Subchapter M of Subtitle A, Chapter 1 of the Code. Each Fund will be treated as a separate entity for U.S. federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to each Fund, even though each Fund is a series of the Trust. Furthermore, each Fund will separately determine its income, gains, losses, and expenses for U.S. federal income tax purposes.

In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, each Fund must, among other things, derive at least 90% of its gross income each taxable year generally from (i) dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts) and (ii) net income derived from an interest in a qualified publicly traded partnership, as defined below. In general, for purposes of this 90% gross income requirement, income derived from a partnership (other than a qualified publicly traded partnership) will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the regulated investment company. However, 100% of the net income derived from an interest in a qualified publicly traded partnership (defined as a partnership (x) the interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, (y) that derives at least 90% of its income from the passive income sources described in Code Section 7704(d), and (z) that derives less than 90% of its income from the qualifying income described in clause (i) above) will be treated as qualifying income. Certain of a Fund’s investments in master limited partnerships (MLPs), if any, may

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qualify as interests in qualified publicly traded partnerships. In addition, although in general the passive loss rules do not apply to a regulated investment company, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

Each Fund must also diversify its holdings so that, at the end of each quarter of the Fund’s taxable year: (i) at least 50% of the fair market value of its total assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other regulated investment companies, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed 5% of the value of the Fund’s total assets and are not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), the securities of two or more issuers the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. In addition, for purposes of meeting this diversification requirement, the term “outstanding voting securities of such issuer” includes the equity securities of a qualified publicly traded partnership and in the case of a Fund’s investments in loan participations, the Fund shall treat both the financial intermediary and the issuer of the underlying loan as an issuer. The qualifying income and diversification requirements described above may limit the extent to which a Fund can engage in certain derivative transactions, as well as the extent to which it can invest in MLPs.

In addition, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income for the taxable year, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, and at least 90% of its net tax-exempt interest income (if any) for the taxable year.

If a Fund qualifies as a regulated investment company that is accorded special tax treatment, it generally will not be subject to U.S. federal income tax on any of the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. Each Fund generally intends to distribute at least annually substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and its net capital gain. However, no assurance can be given that a Fund will not be subject to U.S. federal income taxation. Any investment company taxable income on net capital gain retained by a Fund will be subject to tax at regular corporate rates.

If a Fund retains any net capital gain, it will be subject to a tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice mailed within 60 days of the close of the Fund’s taxable year to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

In determining its net capital gain for Capital Gain Dividend purposes, a regulated investment company generally must treat any net capital loss or any net long-term capital loss incurred after October 31 as if it had been incurred in the succeeding taxable year. In addition, for such taxable years, a regulated investment company generally is permitted, in determining its taxable income, to elect to treat all or part of any net capital loss, any net long-term capital loss or any foreign currency loss incurred after October 31 as if it had been incurred in the succeeding taxable year. For taxable years beginning after December 22, 2010, in determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income, and its earnings and profits, a regulated investment company generally may

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elect to treat part or all of any post-October capital loss (defined as the greatest of net capital loss, net long-term capital loss, or net short-term capital loss, in each case attributable to the portion of the taxable year after October 31) or late-year ordinary loss (generally, (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, plus (ii) other net ordinary loss attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

In order to comply with the distribution requirements described above applicable to regulated investment companies, a Fund generally must make the distributions in the same taxable year that it realizes the income and gain, although in certain circumstances, a Fund may make the distributions in the following taxable year in respect of income and gains from the prior taxable year. Shareholders generally are taxed on any distributions from a Fund in the year they are actually distributed. If a Fund declares a distribution to shareholders of record in October, November or December of one calendar year and pays the distribution by January 31 of the following calendar year, however, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the earlier year.

If the Fund were to fail to meet the income, diversification or distribution test described above, the Fund could in some cases cure such failure including by paying a fund-level tax or interest, making additional distributions, or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, or were otherwise to fail to qualify as a regulated investment company accorded special tax treatment under the Code, it would be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders. In this case, all distributions from the Fund’s current and accumulated earnings and profits (including any distributions of its net tax-exempt income and net long-term capital gains) to its shareholders would be taxable to shareholders as dividend income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company.

Excise Tax

If a Fund fails to distribute by December 31 of each calendar year at least the sum of 98% of its ordinary income for that year (excluding capital gains and losses) and 98.2% of its capital gain net income (adjusted for net ordinary losses) for the 1-year period ending on October 31 of that year (or November 30 or December 31 of that year if the Fund is permitted to elect and so elects), and any of its ordinary income and capital gain net income from previous years that were not distributed during such years, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For these purposes, ordinary gains and losses from the sale, exchange, or other taxable disposition of property that would be properly taken into account after October 31 of a calendar year (or November 30 if the Fund is permitted to elect and so elects) are generally treated as arising on January 1 of the following calendar year. For purposes of the excise tax, a Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. Each Fund generally intends to actually distribute or be deemed to have distributed substantially all of its ordinary income and capital gain net income, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax. Moreover, each Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, if the amount of excise tax to be paid is deemed de minimis by a Fund).

Capital Loss Carryforwards

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a Fund’s net investment income. Instead, potentially subject to certain limitations, a Fund is able to carry forward a net capital loss from any taxable year to offset its capital gains, if any, realized during a subsequent taxable year. If a Fund incurs or has incurred net capital losses in taxable years beginning after December 22, 2010 (“post-2010 losses”), those losses will be carried forward to one or more subsequent taxable years without expiration;

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any such carryforward losses will retain their character as short-term or long-term. If a Fund incurred net capital losses in a taxable year beginning on or before December 22, 2010 (“pre-2011 losses”), the Fund is permitted to carry such losses forward for eight taxable years; in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset short-term capital gains, and then offset any long-term capital gains. The Fund must use any post 2010-losses, which will not expire, before it uses any pre-2011 losses. This increases the likelihood that pre-2011 losses will expire unused at the conclusion of the eight-year carryforward period. Capital gains that are offset by carried forward capital losses are not subject to fund-level U.S. federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute any such offsetting capital gains. The Funds cannot carry back or carry forward any net operating losses.

If a Fund incurred net capital losses in a taxable year beginning on or before December 22, 2010 (“pre-2011 losses”), the Fund is permitted to carry such losses forward for eight taxable years. If a Fund incurs or has incurred net capital losses in taxable years beginning after December 22, 2010 (“post-2010 losses”), those losses will be carried forward to one or more subsequent taxable years without expiration; any such carryforward losses will retain their character as short-term or long-term.

	Total Capital Loss Carryforwards		Amount Expiring In
Fund			2013	2014	2015	2016	2017	2018	2019
For Funds with Fiscal Period Ending January 31
LifeGoal Balanced Growth Portfolio	—		—	—	—	—	—	—	—
LifeGoal Growth Portfolio	$112,239,051		—	—	—	$2,416,522	$60,295,998	$47,841,948	$1,684,583
LifeGoal Income and Growth Portfolio	—		—	—	—	—	—	—	—
LifeGoal Income Portfolio	$215,582		—	—	—	—	—	$215,582	—
Masters International Equity Portfolio	$88,256,421	*	—	—	—	—	$4,980,942	$25,984,153	$19,955,661

For Funds with Fiscal Year Ending February 29
Convertible Securities Fund	$55,304,545		—	—	—	—	$15,780,866	$39,523,679	—
International Value Fund	$334,695,994	*	—	—	—	—	—	$185,725,377	$68,376,538
Large Cap Core Fund	$52,694,574		—	—	—	—	—	$52,694,574	—
Large Cap Enhanced Core Fund	$140,899,239		—	—	—	—	$8,601,528	$132,297,711	—
Large Cap Index Fund	$105,111,090		$235,890	$66,065	$84,935,905	—	$19,873,230	—	—
Large Cap Value Fund	$410,394,653		—	—	—	—	—	$410,394,653	—
Marsico 21st Century Fund	$2,115,178,532		—	—	—	—	$588,195,840	$1,526,982,692	—
Marsico Focused Equities Fund	—		—	—	—	—	—	—	—
Marsico Global Fund	$1,329,860	*	—	—	—	—	—	$1,122,487	—
Marsico Growth Fund	$465,006,297		—	—	—	—	$142,094,569	$322,911,728	—
Marsico International Opportunities Fund	$710,316,014		—	—	—	—	$289,767,420	$420,548,594	—
Mid Cap Index Fund	—		—	—	—	—	—	—	—
Mid Cap Value Fund	$304,313,399		—	—	—	—	—	$304,313,399	—
Multi-Advisor International Equity Fund	$985,966,289		—	—	—	—	$432,857,320	$553,108,969	—
Overseas Value Fund	$4,838,237	*	—	—	—	—	$365,313	$2,028,503	—
Small Cap Growth Fund II	$32,560,524		—	—	—	—	—	$32,560,524	—
Small Cap Index Fund	—		—	—	—	—	—	—	—
Small Cap Value Fund II	$91,084,175		—	—	—	—	—	$91,084,175	—

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	Total Capital Loss Carryforwards		Amount Expiring In
Fund			2013	2014	2015	2016	2017	2018	2019
For Funds with Fiscal Year Ending April 30**
For fiscal year ended March 31, 2012
CA Intermediate Municipal Bond Fund	$316,694		—	—	—	—	—	$316,694	—
Corporate Bond Portfolio	$2,535,408		—	—	—	$189,825	$2,121,554	$224,029	—
GA Intermediate Municipal Bond Fund	$16,486		—	—	—	—	—	$16,486	—
MD Intermediate Municipal Bond Fund	$4,250,773		$753,812	$901,428	$271,557	—	$511	$2,323,465	—
Mortgage- and Asset-Backed Portfolio	$11,386,448		—	—	—	—	$11,386,448	—	—
NC Intermediate Municipal Bond Fund	$3,339,018		—	—	—	—	$433,433	$2,905,585	—
Short Term Municipal Bond Fund	$11,014,941	*	$2,170,497	$3,786,208	$3,090,745	$1,181,270	—	—	$602,849
SC Intermediate Municipal Bond Fund	$752,607		—	—	—	—	—	$752,607	—
VA Intermediate Municipal Bond Fund	$236,002	*	—	—	—	—	—	$215,943	—

For fiscal year ended April 30, 2012
CA Intermediate Municipal Bond Fund	$307,894		—	—	—	—	$307,894	—	—
Corporate Bond Portfolio	$2,578,665	*	—	—	$189,825	$2,121,554	$224,029	—
GA Intermediate Municipal Bond Fund	$15,158		—	—	—	—	$15,158	—	—
MD Intermediate Municipal Bond Fund	$3,496,961		$901,428	$271,557	—	$511	$2,323,465	—	—
Mortgage- and Asset-Backed Portfolio	$11,445,442	*	—	—	—	$11,386,448	—	—	—
NC Intermediate Municipal Bond Fund	$3,333,997		—	—	—	$428,412	$2,905,585	—	—
Short Term Municipal Bond Fund	$10,474,198	*	$3,786,208	$3,090,745	$1,181,270	—	—	$602,849	—
SC Intermediate Municipal Bond Fund	$756,192	*	—	—	—	—	$752,607	—	—
VA Intermediate Municipal Bond Fund	$236,002	*	—	—	—	—	$215,943	—	—

*	Total includes unlimited short-term and/or long-term carryforward losses. Please see table below.
**	During the period from April 1, 2012 to April 30, 2012, the Funds’ Fiscal year end was changed from March 31 to April 30.

	Unlimited Short-Term	Unlimited Long-Term
For Funds with Fiscal Year Ending January 31
LifeGoal Balanced Growth Portfolio	—	—
LifeGoal Growth Portfolio	—	—
LifeGoal Income and Growth Portfolio	—	—
LifeGoal Income Portfolio	—	—
Masters International Equity Portfolio	$505,562	$36,830,103

For Funds with Fiscal Year Ending February 29
Convertible Securities Fund	—	—
International Value Fund	—	$80,594,079
Large Cap Core Fund	—	—
Large Cap Enhanced Core Fund	—	—
Large Cap Index Fund	—	—
Large Cap Value Fund	—	—
Marsico 21st Century Fund	—	—
Marsico Focused Equities Fund	—	—

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	Unlimited Short-Term	Unlimited Long-Term
Marsico Global Fund	$207,373	—
Marsico Growth Fund	—	—
Marsico International Opportunities Fund	—	—
Mid Cap Index Fund	—	—
Mid Cap Value Fund	—	—
Multi-Advisor International Equity Fund	—	—
Overseas Value Fund	$2,338,679	$105,742
Small Cap Growth Fund II	—	—
Small Cap Index Fund	—	—
Small Cap Value Fund II	—	—

For the Fund with Fiscal Year Ending March 31
Short Term Bond Fund	—	—

For Funds with Fiscal Year Ending April 30*
For fiscal year ended March 31, 2012
CA Intermediate Municipal Bond Fund	—	—
Corporate Bond Portfolio	—	—
GA Intermediate Municipal Bond Fund	—	—
MD Intermediate Municipal Bond Fund	—	—
Mortgage- and Asset-Backed Portfolio	—	—
NC Intermediate Municipal Bond Fund	—	—
Short Term Municipal Bond Fund	—	$183,372
SC Intermediate Municipal Bond Fund	—	—
VA Intermediate Municipal Bond Fund	$20,059	—

For fiscal year ended April 30, 2012	—	—
CA Intermediate Municipal Bond Fund	—	—
Corporate Bond Portfolio	$19,512	$23,745
GA Intermediate Municipal Bond Fund	—	—
MD Intermediate Municipal Bond Fund	—	—
Mortgage- and Asset-Backed Portfolio	$39,618	$19,376
NC Intermediate Municipal Bond Fund	—	—
Short Term Municipal Bond Fund	$170,038	$1,643,088
SC Intermediate Municipal Bond Fund	$3,585	—
VA Intermediate Municipal Bond Fund	$20,059	—

*	During the period from April 1, 2012 to April 30, 2012, the fiscal year end of each Fund was changed from March 31 to April 30.

Equalization Accounting

Each Fund may use the so-called “equalization method” of accounting to allocate a portion of its “accumulated earnings and profits,” which generally equals a Fund’s undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund’s total returns, it may reduce the amount of income and gains that the Fund would otherwise distribute to continuing shareholders by reducing the effect of redemptions of Fund shares on Fund distributions to shareholders. The IRS has not sanctioned the particular equalization method used by the Funds, and thus a Fund’s use of this method may be subject to IRS scrutiny.

Investment through Master Portfolios

Some Funds seek to continue to qualify as regulated investment companies by investing their assets through one or more Master Portfolios. Each Master Portfolio will be treated as a non-publicly traded partnership for U.S. federal income tax purposes rather than as a regulated investment company or a corporation under the Code. Under the rules applicable to a non-publicly traded partnership, a proportionate share of any interest, dividends, gains and losses of a Master Portfolio will be deemed to have been realized by (i.e., “passed through” to) its investors, including the corresponding Fund, regardless of whether any amounts are actually distributed by the

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Master Portfolio. Each investor in a Master Portfolio will be taxed on such share, as determined in accordance with the governing instruments of the particular Master Portfolio, the Code and Treasury Regulations, in determining such investor’s U.S. federal income tax liability. Therefore, to the extent a Master Portfolio were to accrue but not distribute any income or gains, the corresponding Fund would be deemed to have realized its proportionate share of such income or gains without receipt of any corresponding distribution. However, each of the Master Portfolios will seek to minimize recognition by its investors (such as a corresponding Fund) of income and gains without a corresponding distribution. Furthermore, each Master Portfolio intends to manage its assets, income and distributions in such a way that an investor in a Master Portfolio will be able to continue to qualify as a regulated investment company by investing its assets through the Master Portfolio.

Taxation of Fund Investments

In general, realized gains or losses on the sale of securities held by a Fund will be treated as capital gains or losses, and long-term capital gains or losses if the Fund has held or is deemed to have held the securities for more than one year at the time of disposition.

If a Fund purchases a debt obligation with original issue discount (OID) (generally a debt obligation with an issue price less than its stated principal amount, such as a zero-coupon bond), the Fund may be required to annually include in its income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation. In general, gains recognized on the disposition of (or the receipt of any partial payment of principal on) a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. A Fund generally will be required to make distributions to shareholders representing the OID or market discount (if an election is made by the Fund to accrue market discount over the holding period of the applicable debt obligation) on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Fund which the Fund otherwise might have continued to hold; obtaining such cash might be disadvantageous for the Fund.

In addition, payment-in-kind securities similarly will give rise to income which is required to be distributed and is taxable even though a Fund receives no cash interest payment on the security during the year. A portion of the interest paid or accrued on certain high-yield discount obligations (such as high-yield corporate debt securities) may not (and interest paid on debt obligations owned by a Fund that are considered for tax purposes to be payable in the equity of the issuer or a related party will not) be deductible to the issuer, possibly affecting the cash flow of the issuer.

If a Fund invests in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default, special tax issues may exist for the Fund. Tax rules are not entirely clear about issues such as whether a Fund should recognize market discount on a debt obligation and, if so, the amount of market discount the Fund should recognize, when a Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by a Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

If an option granted by a Fund is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund generally will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the

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closing transaction. Some capital losses realized by a Fund in the sale, exchange, exercise or other disposition of an option may be deferred if they result from a position that is part of a “straddle,” discussed below. If securities are sold by a Fund pursuant to the exercise of a covered call option granted by it, the Fund generally will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased.

Some regulated futures contracts, foreign currency contracts, and non-equity, listed options that may be used by a Fund will be deemed “Section 1256 contracts.” A Fund will be required to “mark to market” any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the “mark-to-market” rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as entirely ordinary income or loss as described below. These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the “60%/40%” rule and may require the Fund to defer the recognition of losses on certain futures contracts, foreign currency contracts, and non-equity options.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options, futures contracts, forward contracts and similar instruments relating to foreign currency, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Fund’s income. Under future Treasury Regulations, any such transactions that are not directly related to a Fund’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% qualifying income test described above. If the net foreign exchange loss exceeds a Fund’s net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be available as a carryforward and thus cannot be deducted by the Fund or its shareholders in future years.

Offsetting positions held by a Fund involving certain derivative instruments, such as forward, futures and options contracts, may be considered, for U.S. federal income tax purposes, to constitute “straddles.” “Straddles” are defined to include “offsetting positions” in actively traded personal property. The tax treatment of “straddles” is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into a “straddle” and at least one (but not all) of the Fund’s positions in derivative contracts comprising a part of such straddle is governed by Section 1256 of the Code, described above, then such straddle could be characterized as a “mixed straddle.” A Fund may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions. As a result, the straddle rules could cause distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the applicable holding period requirements (as described below). Furthermore, the Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle, including any interest on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. The application of the straddle rules to certain offsetting Fund positions can therefore affect the amount, timing, and character of distributions to shareholders, and may result in significant differences from the amount, timing and character of distributions that would have been made by the Fund if it had not entered into offsetting positions in respect of certain of its portfolio securities.

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If a Fund enters into a “constructive sale” of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when a Fund enters into certain offsetting transactions with respect to the same or substantially identical property, including, but not limited to: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon a Fund’s holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is subsequently disposed of. The character of such losses will depend upon a Fund’s holding period in the position beginning with the date the constructive sale was deemed to have occurred and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.

The amount of long-term capital gain a Fund may recognize from certain derivative transactions with respect to interests in certain pass-through entities is limited under the Code’s constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain the Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

If a Fund makes a distribution of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders. Similar consequences may apply to repurchase and other derivative transactions. Similarly, to the extent that a Fund makes distributions of income received by such Fund in lieu of tax-exempt interest with respect to securities on loan, such distributions will not constitute exempt-interest dividends (defined below) to shareholders.

In addition, a Fund’s transactions in securities and certain types of derivatives (e.g., options, futures contracts, forward contracts and swap agreements) may be subject to other special tax rules, such as the wash-sale rules or the short-sale rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains, and/or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

Certain of a Fund’s investments in derivative instruments and foreign currency-denominated instruments, as well as any of its foreign currency transactions and hedging activities, are likely to produce a difference between its book income and its taxable income. If a Fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Rules governing the U.S. federal income tax aspects of derivatives, including swap agreements, are in a developing stage and are not entirely clear in certain respects. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements to maintain its qualification as

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a regulated investment company and avoid fund-level tax. Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in certain derivatives transactions.

Any investment by a Fund in equity securities of a REIT may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Investments in equity securities of a REIT or another regulated investment company also may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income and will not qualify for the dividends-received deduction.

A Fund may invest directly or indirectly in residual interests in REMICs or equity interests in taxable mortgage pools (TMPs). Under an IRS notice, and Treasury Regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from a REIT, a regulated investment company or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, the Fund may not be a suitable investment for certain tax-exempt shareholders, as noted under Tax-Exempt Shareholders below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (UBTI) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or certain other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax.

Some amounts received by a Fund from its investments in MLPs will likely be treated as returns of capital because of accelerated deductions available with respect to the activities of MLPs. On the disposition of an investment in such an MLP, the Fund will likely realize taxable income in excess of economic gain from that asset (or if a Fund does not dispose of the MLP, the Fund will likely realize taxable income in excess of cash flow received by the Fund from the MLP), and the Fund must take such income into account in determining whether the Fund has satisfied its regulated investment company distribution requirements. The Fund may have to borrow or liquidate securities to satisfy its distribution requirements and meet its redemption requests, even though investment considerations might otherwise make it undesirable for the Fund to borrow money or sell securities at the time. In addition, distributions attributable to gain from the sale of MLPs that are characterized as ordinary income under the Code’s recapture provisions will be taxable to Fund shareholders as ordinary income.

“Passive foreign investment companies” (PFICs) are generally defined as foreign corporations where at least 75% of their gross income for their taxable year is income from passive sources (such as certain interest, dividends, rents and royalties, or capital gains) or at least 50% of their assets on average produce such passive income. If a Fund acquires any equity interest in a PFIC, the Fund could be subject to U.S. federal income tax and interest charges on “excess distributions” received from the PFIC or on gain from the sale of such equity interest in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions and gain from the sale of interests in PFICs may be characterized as ordinary income even though, absent the application of PFIC rules, these amounts may otherwise have been classified as capital gain.

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A Fund will not be permitted to pass through to its shareholders any credit or deduction for these special taxes and interest charges incurred with respect to a PFIC. Elections may be available that would ameliorate these adverse tax consequences, but such elections would require a Fund to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC (in the case of a “QEF election”), or to mark the gains (and to a limited extent losses) in its interests in the PFIC “to the market” as though the Fund had sold and repurchased such interests on the last day of the Fund’s taxable year, treating such gains and losses as ordinary income and loss (in the case of a “mark-to-market election”). The QEF and mark-to-market elections may require a Fund to recognize taxable income or gain without the concurrent receipt of cash and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments prematurely to meet the minimum distribution requirements described above, which also may accelerate the recognition of gain and adversely affect the Fund’s total return. Each Fund may attempt to limit and/or manage its holdings in PFICs to minimize tax liability and/or maximize returns from these investments but there can be no assurance that it will be able to do so. Moreover, because it is not always possible to identify a foreign corporation as a PFIC, a Fund may incur the tax and interest charges described above in some instances. Dividends paid by PFICs will not be eligible to be treated as qualified dividend income, as defined below.

In addition to the investments described above, prospective shareholders should be aware that other investments made by a Fund may involve complex tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although each Fund seeks to avoid significant noncash income, such noncash income could be recognized by a Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, a Fund could be required at times to liquidate investments prematurely in order to satisfy its minimum distribution requirements, which may accelerate the recognition of gain and adversely affect the Fund’s total return.

Taxation of Distributions

Except for exempt-interest dividends (defined below) paid by a Fund, distributions paid out of a Fund’s current and accumulated earnings and profits, whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a U.S. federal income tax return. Dividends and distributions on a Fund’s shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects either unrealized gains, or realized but undistributed income or gains. Such realized income and gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses. For U.S. federal income tax purposes, a Fund’s earnings and profits, described above, are determined at the end of the Fund’s taxable year. Distributions in excess of a Fund’s current and accumulated earnings and profits will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in his or her Fund shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of his or her shares. A Fund may make distributions in excess of its earnings and profits to a limited extent, from time to time.

For U.S. federal income tax purposes, distributions of investment income (except for exempt-interest dividends, defined below) are generally taxable as ordinary income, and distributions of gains from the sale of investments that a Fund owned (or is deemed to have owned) for one year or less will be taxable as ordinary income. Distributions properly reported by a Fund as capital gain dividends (Capital Gain Dividends) will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund’s actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares, and do not qualify as dividends for purposes of the dividends-received deduction or as qualified dividend income (defined below). Each Fund will report Capital Gain Dividends, if any, in written statements furnished to its shareholders.

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Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earns on direct obligations of the U.S. government if the Fund meets the state’s minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers’ acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

Sales and Exchanges of Fund Shares

If a shareholder sells or exchanges his or her Fund shares, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares. This gain or loss will be long-term capital gain or loss if he or she has held (or is deemed to have held) such Fund shares for more than one year at the time of the sale or exchange, and short-term capital gain or loss otherwise.

If a shareholder incurs a sales charge in acquiring Fund shares and sells or exchanges those Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, he or she subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred in acquiring the Fund’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. This sales charge basis deferral rule shall apply only when a shareholder makes such new acquisition of Fund shares or shares of a different regulated investment company during the period beginning on the date the original Fund shares are disposed of and ending on January 31 of the calendar year following the calendar year the original Fund shares are disposed of. Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss will be disallowed under “wash sale” rules to the extent that he or she purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.

If a shareholder receives a Capital Gain Dividend or is deemed to receive a distribution of long-term capital gain with respect to any Fund share and such Fund share is held or treated as held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the Capital Gain Dividend or deemed long-term capital gain distribution. If Fund shares are sold at a loss after being held for six months or less, the loss will generally be disallowed to the extent of any exempt-interest dividends (defined below) received on those shares. However, this loss disallowance does not apply with respect to redemptions of Fund shares with a holding period beginning after December 22, 2010 if such Fund declares substantially all of its net tax-exempt income as exempt-interest dividends on a daily basis, and pays such dividends on at least a monthly basis (as would typically be the case for tax-exempt money market funds).

Cost Basis Reporting

Historically, each Fund has been required to report to shareholders and the IRS only gross proceeds on sales, redemptions or exchanges of Fund shares. The Funds are subject to new reporting requirements for shares purchased, including shares purchased through dividend reinvestment, on or after January 1, 2012 and sold, redeemed or exchanged after that date. IRS regulations now generally require the Funds (or the shareholder’s Selling Agent, if Fund shares are held through a Selling Agent) to provide the shareholders and the IRS, upon the sale, redemption or exchange of Fund shares, with cost basis information about those shares as well as information about whether any gain or loss is short- or long-term and whether any loss is disallowed under the “wash sale” rules. This reporting is not required for Fund shares held in a retirement or other tax-advantaged account. With respect to Fund shares in accounts held directly with a Fund, each Fund will calculate and report cost basis using the Fund’s default method of average cost, unless the shareholder instructs the Fund to use a

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different calculation method. A Fund will not report cost basis for shares whose cost basis is uncertain or unknown to the Fund. Please visit the Funds’ website at www.columbiamanagement.com or contact the Funds at 800.345.6611 for more information regarding average cost basis reporting and other available methods for cost basis reporting and how to select or change a particular method or to choose specific shares to sell, redeem or exchange. If a shareholder retains Fund shares through a Selling Agent, he or she should contact their Selling Agent to learn about the Fund’s cost basis reporting default method and the reporting elections available to his or her account. The Funds do not recommend any particular method of determining cost basis. The shareholder should consult a tax advisor to determine which available cost basis method is best. When completing U.S. federal and state income tax returns, shareholders should carefully review the cost basis and other information provided and make any additional basis, holding period or other adjustments that may be required.

Foreign Taxes

Amounts realized by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund with respect to foreign securities that the Fund has held for at least the minimum holding periods specified in the Code and such taxes may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. In some cases, a Fund may also be eligible to pass through to its shareholders the foreign taxes paid by underlying funds (as defined below) in which it invests that themselves elected to pass through such taxes to their shareholders, see Special Tax Considerations Pertaining to Funds of Funds below.

Certain Funds may qualify for and make the election; however, even if a Fund qualifies for the election for any year, it may determine not to make the election for such year. If a Fund does not so qualify or qualifies but does not so elect, then shareholders will not be entitled to claim a credit or deduction with respect to foreign taxes paid by or withheld from payments to the Fund. A Fund will notify its shareholders in written statements if it has elected for the foreign taxes paid by it to “pass through” for that year.

In general, if a Fund makes the election, the Fund itself will not be permitted to claim a credit or deduction for foreign taxes paid in that year, and the Fund’s dividends-paid deduction will be increased by the amount of foreign taxes paid that year. Fund shareholders generally shall include their proportionate share of the foreign taxes paid by the Fund in their gross income and treat that amount as paid by them for the purpose of the foreign tax credit or deduction, provided that any applicable holding period and other requirements have been met. If a shareholder claims a credit for foreign taxes paid, in general, the credit will be subject to certain limits. A deduction for foreign taxes paid may be claimed only by shareholders that itemize their deductions. Shareholders that are not subject to U.S. federal income tax, and those who invest in the Fund through tax-exempt accounts (including those who invest through IRAs or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund.

Special Tax Considerations Pertaining to Tax-Exempt Funds

If, at the close of each quarter of a regulated investment company’s taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is exempt from U.S. federal income tax under Section 103(a) of the Code, then the regulated investment company may qualify to pay “exempt-interest dividends” and pass through to its shareholders the tax-exempt character of its income from such obligations. Certain of the Funds intend to so qualify and are designed to provide shareholders with a high level of income in the form of exempt-interest dividends, which are generally exempt from U.S. federal income tax (each such qualifying Fund, a “Tax-Exempt Fund”). In some cases, a Fund may also be eligible to pass through to its shareholders the tax-exempt character of any exempt-interest dividends it receives from underlying funds (as defined below) in which it invests, see Special Tax Considerations Pertaining to Funds of Funds below.

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Distributions by a Tax-Exempt Fund, other than those attributable to interest on the Tax-Exempt Fund’s tax-exempt obligations and properly reported as exempt-interest dividends, will be taxable to shareholders as ordinary income or long-term capital gain or, in some cases, could constitute a return of capital to shareholders. See Taxation of Distributions above. Each Tax-Exempt Fund will notify its shareholders in written statements of the portion of the distributions for the taxable year that constitutes exempt-interest dividends. The percentage of a shareholder’s income reported as tax-exempt for any particular distribution may be substantially different from the percentage of the Tax-Exempt Fund’s income that was tax-exempt during the period covered by the distribution. The deductibility of interest paid or accrued on indebtedness incurred by a shareholder to purchase or carry shares of a Tax-Exempt Fund may be limited. The portion of such interest that is non-deductible generally equals the amount of such interest times the ratio of a Tax-Exempt Fund’s exempt-interest dividends received by the shareholder to all of the Tax-Exempt Fund’s dividends received by the shareholder (excluding Capital Gain Dividends and any capital gains required to be included in the shareholder’s long term capital gains in respect of capital gains retained by the Tax-Exempt Fund, as described earlier).

Although exempt-interest dividends are generally exempt from U.S. federal income tax, there may not be a similar exemption under the laws of a particular state or local taxing jurisdiction. Thus, exempt-interest dividends may be subject to state and local taxes; however, each state-specific Tax-Exempt Fund generally invests at least 80% of its net assets in municipal bonds that pay interest that is exempt not only from U.S. federal income tax, but also from the applicable state’s personal income tax (but not necessarily local taxes or taxes of other states). You should consult your tax advisor to discuss the tax consequences of your investment in a Tax-Exempt Fund.

Tax-exempt interest on certain “private activity bonds” has been designated as a “tax preference item” and must be added back to taxable income for purposes of calculating U.S. federal alternative minimum tax (“AMT”). To the extent that a Tax-Exempt Fund invests in certain private activity bonds, its shareholders will be required to report that portion of the Tax-Exempt Fund’s distributions attributable to income from the bonds as a tax preference item in determining their U.S. federal AMT, if any. Shareholders will be notified of the tax status of distributions made by a Tax-Exempt Fund. Persons who may be “substantial users” (or “related persons” of substantial users) of facilities financed by private activity bonds should consult their tax advisors before purchasing shares in a Tax-Exempt Fund. In addition, exempt-interest dividends paid by a Tax-Exempt Fund to a corporate shareholder are, with very limited exceptions, included in the shareholder’s “adjusted current earnings” as part of its U.S. federal AMT calculation. As of the date of this SAI, individuals are subject to the U.S. federal AMT at a maximum rate of 28% and corporations at a maximum rate of 20%. Shareholders with questions or concerns about the U.S. federal AMT should consult their own tax advisors.

Ordinarily, a Tax-Exempt Fund relies on an opinion from the issuer’s bond counsel that interest on the issuer’s obligation will be exempt from U.S. federal income taxation. However, no assurance can be given that the IRS will not successfully challenge such exemption, which could cause interest on the obligation to be taxable and could jeopardize a Tax-Exempt Fund’s ability to pay exempt-interest dividends. Similar challenges may occur as to state-specific exemptions. Also, from time to time legislation may be introduced or litigation may arise that would change the treatment of exempt-interest dividends. Such litigation or legislation may have the effect of raising the state or other taxes payable by shareholders on such dividends. Shareholders should consult their tax advisors for the current law on exempt-interest dividends.

A shareholder who receives Social Security or railroad retirement benefits should consult his or her tax advisor to determine what effect, if any, an investment in a Tax-Exempt Fund may have on the federal taxation of such benefits. Exempt-interest dividends are included in income for purposes of determining the amount of benefits that are taxable.

Special Tax Considerations Pertaining to Funds of Funds

Certain Funds (each such fund, a Fund of Funds) invest their assets primarily in shares of other mutual funds, ETFs or other companies that are regulated investment companies (collectively, underlying funds).

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Consequently, their distributable income and gains will normally consist primarily of distributions from underlying funds and gains and losses on the disposition of shares of underlying funds. To the extent that an underlying fund realizes net losses on its investments for a given taxable year, a Fund of Funds will not be able to benefit from those losses until (i) the underlying fund realizes gains that it can reduce by those losses, or (ii) the Fund of Funds recognizes its share of those losses (so as to offset distributions of net income or capital gains from other underlying funds) when it disposes of shares of the underlying fund. Moreover, even when a Fund of Funds does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for U.S. federal income tax purposes as a short-term capital loss or an ordinary deduction. In particular, a Fund of Funds will not be able to offset any capital losses from its dispositions of underlying fund shares against its ordinary income (including distributions of any net short-term capital gains realized by an underlying fund).

In addition, in certain circumstances, the “wash sale” rules may apply to sales of underlying fund shares by a Fund of Funds that has generated losses. As discussed above, a wash sale occurs if shares of an underlying fund are sold by a Fund of Funds at a loss and the Fund of Funds acquires additional shares of that same underlying fund 30 days before or after the date of the sale. The wash-sale rules could defer losses of a Fund of Funds on sales of underlying fund shares (to the extent such sales are wash sales) for extended (and, in certain cases, potentially indefinite) periods of time.

As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gain that a Fund of Funds will be required to distribute to shareholders will be greater than such amounts would have been had the Fund of Funds invested directly in the securities held by the underlying funds, rather than investing in shares of the underlying funds. For similar reasons, the character of distributions from a Fund of Funds (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction) will not necessarily be the same as it would have been had the Fund of Funds invested directly in the securities held by the underlying funds.

Depending on the percentage ownership of a Fund of Funds in an underlying fund before and after a redemption of underlying fund shares, the redemption of shares by the Fund of Funds of such underlying fund may cause the Fund of Funds to be treated as receiving a dividend on the full amount of the distribution instead of receiving a capital gain or loss on the shares of the underlying fund. This could be the case where a Fund of Funds holds a significant interest in an underlying fund that is not “publicly offered” (as defined in the Code) and redeems only a small portion of such interest. Dividend treatment of a redemption by a Fund of Funds would affect the amount and character of income required to be distributed by both the Fund of Funds and the underlying fund for the year in which the redemption occurred. It is possible that such a dividend would qualify as “qualified dividend income”; otherwise, it would be taxable as ordinary income and could cause shareholders of a Fund of Funds to recognize higher amounts of ordinary income than if the shareholders had held shares of the underlying funds directly.

If a Fund of Funds receives dividends from an underlying fund, and the underlying fund reports such dividends as “qualified dividend income,” as discussed below, then the Fund of Funds is permitted, in turn, to report a portion of its distributions as “qualified dividend income,” provided the Fund of Funds meets the holding period and other requirements with respect to shares of the underlying fund. If a Fund of Funds receives dividends from an underlying fund, and the underlying fund reports such dividends as eligible for the dividends-received deduction, then the Fund of Funds is permitted, in turn, to report a portion of its distributions as eligible for the dividends-received deduction, provided the Fund of Funds meets the holding period and other requirements with respect to shares of the underlying fund.

For taxable years beginning on or before December 22, 2010, a Fund of Funds cannot pass through to its shareholders exempt-interest dividends it receives from underlying funds. Similarly, for taxable years beginning on or before December 22, 2010, a Fund of Funds cannot pass through to its shareholders foreign taxes paid by underlying funds to enable shareholders of the Fund of Funds to claim a tax credit or deduction with respect to such taxes.

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If a Fund of Funds is a “qualified fund of funds” (a regulated investment company that invests at least 50% of its total assets in other regulated investment companies at the close of each quarter of its taxable year), it will be able to distribute exempt-interest dividends and thereby pass through to its shareholders the tax-exempt character of any interest received on tax-exempt obligations in which it directly invests or any exempt-interest dividends it receives from underlying funds in which it invests. For further considerations pertaining to exempt-interest dividends, see Special Tax Considerations Pertaining to Tax-Exempt Funds above.

Further, if a Fund of Funds is a qualified fund of funds, it will be able to elect to pass through to its shareholders any foreign income and other similar taxes paid by the Fund of Funds or paid by an underlying fund in which the Fund of Funds invests that itself elected to pass such taxes through to shareholders, so that shareholders of the Fund of Funds will be eligible to claim a tax credit or deduction for such taxes. However, even if a Fund of Funds qualifies to make the election for any year, it may determine not to do so. For further considerations pertaining to foreign taxes paid by a Fund, see Foreign Taxes above.

U.S. Federal Income Tax Rates

As of the date of this SAI, the maximum stated U.S. federal income tax rate applicable to individuals generally is 35% for ordinary income and 15% for net long-term capital gain. Long-term capital gain rates applicable to individuals have been reduced—in general, to 15% with 0% rate applying to taxpayers in the 10% and 15% rate brackets—for taxable years beginning before January 1, 2013.

For taxable years beginning before January 1, 2013, U.S. federal income tax law also provides for a maximum individual U.S. federal income tax rate applicable to “qualified dividend income” equal to the highest net long-term capital gain rate, which, as described above, generally is 15%. It is currently unclear whether Congress will extend the reduction in capital gain rates of this qualified dividend income provision to or for tax years beginning on or after January 1, 2013. In general, “qualified dividend income” is income attributable to dividends received by a Fund from certain domestic and foreign corporations, as long as certain holding period and other requirements are met by the Fund with respect to the dividend-paying corporation’s stock and by the shareholders with respect to the Fund’s shares. If 95% or more of a Fund’s gross income (excluding net long-term capital gain over net short-term capital loss) constitutes qualified dividend income, all of its distributions (other than Capital Gain Dividends) will be generally treated as qualified dividend income in the hands of individual shareholders, as long as they have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend date (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date) and meet certain other requirements specified in the Code. In general, if less than 95% of a Fund’s income is attributable to qualified dividend income, then only the portion of the Fund’s distributions that is attributable to qualified dividend income and reported as such in a timely manner will be so treated in the hands of individual shareholders who meet the aforementioned holding period requirements. The rules regarding the qualification of Fund distributions as qualified dividend income are complex, including the holding period requirements. Individual Fund shareholders therefore are urged to consult their own tax advisors and financial planners. Fixed income funds typically do not distribute significant amounts of qualified dividend income.

The maximum stated corporate U.S. federal income tax rate applicable to ordinary income and net capital gain currently is 35%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. U.S. federal income tax rates are set to increase in future years under various “sunset” provisions of U.S. federal income tax laws.

For taxable years beginning on or after January 1, 2013, Section 1411 of the Code generally imposes a 3.8% Medicare contribution tax on certain high-income individuals, trusts and estates. For individuals, the 3.8% tax will apply to the lesser of (1) the amount (if any) by which the taxpayer’s modified adjusted gross income

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exceeds certain threshold amounts or (2) the taxpayer’s “net investment income.” For this purpose, “net investment income” generally includes, among other things, (i) distributions paid by a Fund of net investment income and capital gains (other than exempt-interest dividends) as described above, and (ii) any net gain recognized on the sale, redemption, exchange or other taxable disposition of Fund shares. The details of the implementation of the tax and of the calculation of net investment income, among other issues, are currently unclear and remain subject to future guidance. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.

Backup Withholding

Each Fund generally is required to withhold, and remit to the U.S. Treasury, subject to certain exemptions, an amount equal to 28% of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder if (1) the shareholder fails to furnish the Fund with a correct “taxpayer identification number” (TIN) or has not certified to the Fund that withholding does not apply or (2) the IRS notifies the Fund that the shareholder’s TIN is incorrect or the shareholder is otherwise subject to backup withholding. These backup withholding rules may also apply to distributions that are properly reported as exempt-interest dividends (defined above). This backup withholding is not an additional tax imposed on the shareholder. The shareholder may apply amounts required to be withheld as a credit against his or her future U.S. federal income tax liability, provided that the required information is furnished to the IRS. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. Unless Congress enacts legislation providing otherwise, the rate of backup withholding is set to increase to 31% for amounts distributed or paid after December 31, 2012.

Tax-Deferred Plans

The shares of a Fund may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Fund shares through such plans and/or accounts.

Corporate Shareholders

Subject to limitations and other rules, a corporate shareholder of a Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends-received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met. For information regarding eligibility for the dividends-received deduction of dividend income derived by an underlying fund in which a Fund of Funds invests, see Special Tax Considerations Pertaining to Funds of Funds above. These requirements are complex; therefore, corporate shareholders of the Funds are urged to consult their own tax advisors and financial planners.

As discussed above, a portion of the interest paid or accrued on certain high-yield discount obligations that a Fund may own may not be deductible to the issuer. If a portion of the interest paid or accrued on these obligations is not deductible, that portion will be treated as a dividend. In such cases, if the issuer of the obligation is a domestic corporation, dividend payments by a Fund may be eligible for the dividends-received deduction to the extent of the dividend portion of such interest.

Foreign Shareholders

For purposes of this discussion, “foreign shareholders” generally include: (i) nonresident alien individuals, (ii) foreign trusts (i.e., a trust other than a trust with respect to which a U.S. court is able to exercise primary

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supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), (iii) foreign estates (i.e., the income of which is not subject to U.S. tax regardless of source), and (iv) foreign corporations.

Generally, unless an exception applies, dividend distributions made to foreign shareholders other than Capital Gain Dividends and exempt-interest dividends (defined above) will be subject to non-refundable U.S. federal income tax withholding at a 30% rate (or such lower rate as may be provided under an applicable income tax treaty) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, generally, for taxable years beginning before January 1, 2012, distributions made to foreign shareholders and properly reported by a Fund as “interest-related dividends” were exempt from U.S. federal income tax withholding. The exemption for interest-related dividends did not apply to any distribution to a foreign shareholder (i) to the extent that the dividend was attributable to certain interest on an obligation if the foreign shareholder was the issuer or was a 10% shareholder of the issuer, (ii) that was within certain foreign countries that have inadequate information exchange with the United States, or (iii) to the extent the dividend is attributable to interest paid by a person that was a related person of the foreign shareholder and the foreign shareholder was a controlled foreign corporation. Interest-related dividends are generally attributable to the Fund’s net U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder. In order for a distribution to qualify as an interest-related dividend, the Fund was required to report it as such in a written notice furnished to its shareholders. Notwithstanding the foregoing, if a distribution described above is “effectively connected” with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment) of the recipient foreign shareholder, neither U.S. federal income tax withholding nor the exemption for interest-related dividends (if otherwise applicable) will apply. Instead, the distribution will be subject to the tax, reporting and withholding requirements generally applicable to U.S. persons, and an additional branch profits tax may apply if the recipient foreign shareholder is a foreign corporation.

In general, a foreign shareholder’s capital gains realized on the disposition of Fund shares and distributions properly reported as Capital Gain Dividends are not subject to U.S. federal income or withholding tax, unless: (i) such gains or distributions are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, are attributable to a U.S. permanent establishment) of the foreign shareholder; (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the disposition of Fund shares or the receipt of Capital Gain Dividends and certain other conditions are met; or (iii) the Fund shares on which the foreign shareholder realized gain constitute U.S. real property interests (USRPIs, defined below) or, in certain cases, the distributions are attributable to gain from the sale or exchange of a USRPI, as discussed below. If the requirements of clause (i) are met, the tax, reporting and withholding requirements applicable to U.S. persons generally will apply to the foreign shareholder and an additional branch profits tax may apply if the foreign shareholder is a foreign corporation. If the requirements of clause (i) are not met, but the requirements of clause (ii) are met, such gains and distributions will be subject to U.S. federal income tax at a 30% rate (or such lower rate as may be provided under an applicable income tax treaty). Please see below for a discussion of the tax implications to foreign shareholders in the event that clause (iii) applies. With respect to taxable years of a Fund beginning January 1, 2012, a distribution to a foreign shareholder attributable to the Fund’s net short-term capital gain in excess of its net long-term capital loss and reported as such by the Fund in a written statement, furnished to its shareholders (“short-term capital gain dividends”) were generally not subject to U.S. federal income or withholding tax unless clause (i), (ii) or (iii) above applies to such distributions.

It is currently unclear whether Congress will extend the exemptions from withholding for interest-related dividends and short-term capital gain dividends with respect to taxable years of a Fund beginning on or after January 1, 2012 and what the terms of any such extension would be, including whether any such extension would have retroactive effect. Even if permitted to do so, each Fund provides no assurance that it would report any distributions as interest-related dividends or short-term capital gain dividends.

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In the case of shares held through an intermediary, even if a Fund reports a payment as exempt from U.S. federal withholding tax (e.g., as a short-term capital gain or interest-related dividend), no assurance can be made that the intermediary will respect such classification, and an intermediary may withhold in spite of such reporting by a Fund. Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.

Special rules apply to distributions to foreign shareholders from a Fund if it is either a “U.S. real property holding corporation” (USRPHC) or would be a USRPHC but for the operation of certain exceptions from USRPI treatment for interests in domestically controlled REITs ( or, prior to January 1, 2012, regulated investment companies) and not-greater-than-5% interests in publicly traded classes of stock in REITs or regulated investment companies. Additionally, special rules apply to the sale of shares in a Fund if it is a USRPHC. Generally, a USRPHC is a domestic corporation that holds USRPIs—defined generally as any interest in U.S. real property or any equity interest in a USRPHC—the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States and other assets. If a Fund holds (directly or indirectly) significant interests in REITs, it may be a USRPHC.

If a Fund is a USRPHC or would be a USRPHC but for certain of the above-mentioned exceptions, amounts the Fund receives from REITs derived from gains realized from USRPIs generally will retain their character as such in the hands of the Fund’s foreign shareholders. In the hands of a foreign shareholder that holds (or has held in the prior 12 months) more than a 5% interest in any class of the Fund, such amounts generally will be treated as gains “effectively connected” with the conduct of a “U.S. trade or business,” and subject to tax at graduated rates. Moreover, such shareholder generally will be required to file a U.S. income tax return for the year recognized, and the Fund must withhold 35% of the amount of such distribution. Otherwise, in the case of all other foreign shareholders (i.e., those whose interest in any class of the Fund did not exceed 5% at any time during the prior 12 months), such amounts generally will be treated as ordinary income (regardless of whether the Fund otherwise reported such distribution as a short-term capital gain dividend or Capital Gain Dividend), and the Fund must withhold 30% (or a lower applicable treaty rate) of the amount of the distribution paid to such shareholders. If a Fund is subject to the rules of this paragraph, its foreign shareholders may also be subject to “wash sale” rules to prevent the avoidance of the foregoing tax-filing and payment obligations through the sale and repurchase of Fund shares. Prior to January 1, 2012, if a Fund was a USRPHC or would have been a USRPHC but for certain of the above-mentioned exceptions, similar rules generally also applied to any non-REIT USRPI gains recognized by the Fund directly, or indirectly through certain lower-tier regulated investment companies. It is currently unclear whether Congress will extend such application for distributions made on or after January 1, 2012 and what the terms of any such extension would be, including whether any such extension would have retroactive effect.

In addition, if a Fund is a USRPHC, it generally must withhold 10% of the amount realized in redemption by a greater-than-5% foreign shareholder, and that shareholder must file a U.S. income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain. Prior to January 1, 2012, such withholding generally was not required with respect to amounts paid in redemption of shares of a Fund if it was a domestically controlled USRPHC, or, in certain limited cases, if the Fund (whether or not domestically controlled) held substantial investments in regulated investment companies that were domestically controlled USRPHCs. It is currently unclear whether Congress will extend this exemption from withholding for redemptions made on or after January 1, 2012 and what the terms of any such extension would be, including whether any such extension would have retroactive effect.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must comply with applicable certification requirements relating to its foreign status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign shareholders should consult their tax advisors in this regard.

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Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Fund shares through foreign partnerships. In addition, additional considerations may apply to foreign trusts and foreign estates. Investors holding Fund shares through foreign entities should consult their tax advisors about their particular situation.

If a Fund qualifies and makes an election to pass through foreign taxes to its shareholders, as described earlier, foreign shareholders of the Fund could be subject to increased U.S. federal income taxation without a corresponding benefit for the pass-through of foreign taxes.

A beneficial holder of shares who is a foreign person may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax referred to above.

Tax-Exempt Shareholders

Under current law, a Fund serves to “block” (that is, prevent the attribution to shareholders of) UBTI from being realized by tax-exempt shareholders. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

It is possible that a tax-exempt shareholder will also recognize UBTI if a Fund recognizes excess inclusion income (as described above) derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs. Furthermore, any investment in residual interests of a CMO that has elected to be treated as a REMIC can create complex tax consequences, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders.

In addition, special tax consequences apply to charitable remainder trusts (CRTs) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT, as defined in Section 664 of the Code, that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a Fund to the extent that it recognizes excess inclusion income. Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund and the Fund recognizes excess inclusion income, then the Fund will be subject to a tax on that portion of its excess inclusion income for the taxable year that is allocable to such shareholders at the highest U.S. federal corporate income tax rate. The extent to which the IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. Each Fund has not yet determined whether such an election will be made. CRTs are urged to consult their tax advisors concerning the consequences of investing in a Fund.

Shareholder Reporting Obligations With Respect to Foreign Bank and Financial Accounts

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of a Fund could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on Treasury Department Form TD F 90-22.1, Report of Foreign Bank and Financial Accounts (FBAR). Shareholders should consult a tax advisor, and persons investing in the Fund through an intermediary should contact their intermediary, regarding the applicability to them of this reporting requirement.

Other Reporting and Withholding Requirements

Rules enacted in March 2010 require the reporting to the IRS of direct and indirect ownership of foreign financial accounts and foreign entities by U.S. persons. Failure, including by a U.S. person, to provide this

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required information can result in a 30% withholding tax on certain payments (“withholdable payments”), beginning in 2014 or 2015, depending on the type of payment. Specifically, withholdable payments subject to this 30% withholding tax include payments of U.S.-source dividends and interest made on or after January 1, 2014, and payments of gross proceeds from the sale or other disposal of property that can produce U.S.-source dividends or interest made on or after January 1, 2015.

The IRS has issued preliminary guidance with respect to these rules; such guidance is potentially subject to material change. Very generally, it is possible that all or a portion of distributions made by a Fund on or after the dates specified above (or such later dates as may be provided in future guidance) to a shareholder, including a distribution in redemption of shares and a distribution of income or gains otherwise exempt from withholding under the rules applicable to non-U.S. shareholders described above (e.g., Capital Gain Dividends and short-term capital gain and interest-related dividends (if such treatment is extended), as described above), will be treated as a withholdable payment subject to withholding. Payments to a foreign shareholder that is a “foreign financial institution” will generally be subject to withholding, unless such shareholder enters into an agreement with the IRS or qualifies for an exception from entering into such agreement. Payments to shareholders that are U.S. persons or foreign individuals will generally not be subject to withholding, so long as such shareholders provide a Fund with such certifications or other documentation, including, to the extent required, with regard to their direct and indirect owners, as the Fund requires to comply with these rules. Persons investing in a Fund through an intermediary should contact their intermediary regarding the application of this reporting and withholding regime to their investments in the Fund. Shareholders are urged to consult a tax advisor regarding new reporting and withholding regime, in light of their particular circumstances.

Tax Shelter Reporting Regulations

Under Treasury Regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Special Tax Considerations Pertaining to State Tax-Exempt Funds

The following summaries of certain tax considerations relating to the state tax-exempt funds set forth below are only intended as general overviews of these tax considerations. They are not intended as detailed explanations of any state’s income tax treatment of any state tax-exempt fund or its shareholders. You should consult your own tax advisor regarding the consequences of your investment in a state tax-exempt fund.

California Intermediate Municipal Bond Fund. If, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of a regulated investment company consists of obligations, which, when held by an individual, the interest therefrom is exempt from income taxation by California (California Exempt Securities), then the regulated investment company will be qualified to make distributions that are exempt from California state individual income tax (California exempt-interest distributions). For this purpose, California Exempt Securities generally are limited to California municipal securities and certain U.S. Government and U.S. Possession obligations. The California Intermediate Municipal Bond Fund intends to qualify under the above requirements so that it can pay California exempt-interest distributions.

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Within sixty days after the close of its taxable year, the Fund will notify its shareholders of the portion of the distributions paid by the Fund that is exempt from California state individual income tax. The total amount of California exempt-interest distributions paid by the Fund with respect to any taxable year cannot exceed the excess of the amount of interest received by the Fund for such year on California Exempt Securities over any amounts that, if the Fund were treated as an individual, would be considered expenses related to tax exempt income or amortizable bond premium that would not be deductible under federal income or California state individual income tax law.

Interest on indebtedness incurred or continued by a shareholder in a taxable year to purchase or carry shares of the California Intermediate Municipal Bond Fund is not deductible for California state individual income tax purposes if the Fund distributes California exempt-interest distributions during the shareholder’s taxable year.

The portion of any of the Fund’s distributions constituting California exempt-interest distributions is excludable from income for California state individual income tax purposes only. Any distributions paid to shareholders subject to California state franchise tax or California state corporate income tax may be taxable for such purposes. Accordingly, potential investors in the Fund, including, in particular, corporate investors which may be subject to either California franchise tax or California corporate income tax, should consult their own tax advisors with respect to the application of such taxes to the receipt of the Fund’s distributions and as to their own California state tax situation, in general.

Georgia Intermediate Municipal Bond Fund. The portion of the Fund’s exempt-interest distributions paid to residents of Georgia attributable to interest received by the Georgia Funds on tax-exempt obligations of the State of Georgia or its political subdivision or authorities and other Fund distributions attributable to interest received from U.S. Government obligations will be exempt from Georgia individual and corporate income taxes. There is no Georgia intangibles tax or other personal property tax applicable to the shares of the Georgia Funds owned by investors residing in Georgia. The Georgia intangibles tax was repealed by the Georgia General Assembly on March 21, 1996, further ratified by a Constitutional Amendment approved in the November 1996 General Election (GA. L 1996, P.130 § 9). The Georgia intangibles tax was repealed for taxable years beginning after January 1, 1996. Distributions attributable to capital gains realized from the sale of Georgia municipal bonds and U.S. Government obligations will be subject to the State of Georgia short-term or long-term capital gains tax, which follow the federal income tax treatment. Interest received by a Georgia resident from non-Georgia municipal state bonds and distributions received from mutual funds that derive income from non-Georgia municipal or state bonds will be subject to Georgia income tax.

Maryland Intermediate Municipal Bond Fund. The portion of the Maryland Intermediate Municipal Bond Fund’s exempt-interest distributions attributable to interest received by the Fund on tax-exempt obligations of the state of Maryland or its political subdivisions or authorities, or obligations issued by the government of Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa or their authorities (Maryland Municipal Bonds) and distributions attributable to gains from the disposition Maryland Municipal Bonds (other than obligations issued by U.S. possessions) or interest on U.S. Government obligations will be exempt from Maryland individual and corporate income taxes; any other Fund distributions will be subject to Maryland income tax. Fund shareholders will be informed annually regarding the portion of the Maryland Intermediate Municipal Bond Fund’s distributions that constitutes income exempt from Maryland income taxes. Maryland presently includes in Maryland taxable income a portion of certain items of tax preference as defined in the Code. Interest paid on certain private activity bonds constitutes such a tax preference if the bonds (i) are not Maryland Municipal Bonds or (ii) are Maryland Municipal Bonds issued by U.S. possessions. Accordingly, up to 50% of any distributions from the Maryland Intermediate Municipal Bond Fund attributable to interest on such private activity bonds may not be exempt from Maryland state and local individual income taxes. Shares of the Maryland Intermediate Municipal Bond Fund will not be subject to the Maryland personal property tax.

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North Carolina Intermediate Municipal Bond Fund. The portion of the North Carolina Intermediate Municipal Bond Fund’s exempt-interest distributions attributable to interest received by the Fund on tax-exempt obligations of the State of North Carolina or its political subdivisions, commissions, authorities, agencies or non-profit educational institutions organized or chartered under the laws of North Carolina, or obligations issued by the United States or its possessions will be exempt from North Carolina individual and corporate income taxes. Although capital gain distributions generally are subject to tax in North Carolina, individual shareholders of the North Carolina Intermediate Municipal Bond Fund may deduct the amount of capital gain distributions (if any) attributable to the sale of certain obligations issued before July 1, 1995 for purposes of determining their North Carolina taxable income.

South Carolina Intermediate Municipal Bond Fund. The portion of the South Carolina Intermediate Municipal Bond Fund’s exempt-interest distributions attributable to interest received by the Fund on tax-exempt obligations of the State of South Carolina, its political subdivisions or exempt interest upon obligations of the United States will be exempt from South Carolina income taxes. Distributions of capital gains or income not attributable to interest from tax-exempt obligations of the State of South Carolina, its political subdivisions or exempt interest on obligations of the United States may be subject to South Carolina income taxes.

Although distributions of capital gains and the gain recognized with respect to the sale or exchange of shares of the Fund may be subject to the South Carolina state income tax, individuals, estates and trusts are entitled to a deduction for South Carolina taxable income purposes equal to 44% of the net capital gain recognized in South Carolina during a taxable year. The definition of net capital gain for federal income tax purposes is utilized for purposes of this deduction. In the case of estates or trusts, the deduction is applicable only to income taxed to the estate or trust or individual beneficiaries and not income passed through to non-individual beneficiaries.

Virginia Intermediate Municipal Bond Fund. The portion of the Virginia Intermediate Municipal Bond Fund’s distributions attributable to interest on (i) debt obligations of Virginia or its political subdivisions, and (ii) debt obligations of the United States and any authority, commission or instrumentality of the United States (including Puerto Rico, Guam, and the U.S. Virgin Islands), that are, in each case, backed by the full faith and credit of the borrowing government, will be exempt from Virginia income tax. Furthermore, any of the Virginia Intermediate Municipal Bond Fund’s distributions that are attributable to realized gains from dispositions of the foregoing debt obligations may also be exempt from Virginia income tax.

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CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of April 30, 2012, the name, address and percentage of ownership of each person who may be deemed to be a “principal holder” (i.e., owns of record or is known by the Trust to own beneficially 5% or more of any class of a Fund’s outstanding shares) is listed below.

Principal Holder Ownership of the Fund with fiscal year ending January 31:

Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
LifeGoal Balanced Growth Portfolio Class A	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	21,539,428.904	37.01%

LifeGoal Balanced Growth Portfolio Class A	EDWARD D JONES & CO MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HTS MO 63043-3009	4,724,250.218	8.12%

LifeGoal Balanced Growth Portfolio Class B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	4,739,082.769	73.44%

LifeGoal Balanced Growth Portfolio Class B	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	391,274.326	6.06%

LifeGoal Balanced Growth Portfolio Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	3,832,794.573	51.83%

LifeGoal Balanced Growth Portfolio Class R	FRONTIER TRUST CO FBO BROWN & JONES REPORTING 401K PLAN PO BOX 10758 FARGO ND 58106-0758	44,993.696	12.06%

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Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
LifeGoal Balanced Growth Portfolio Class R	MG TRUST COMPANY CUST. FBO LINCOLN PROVISION, INC. EMPLOYEES’ 700 17TH ST STE 300 DENVER CO 80202-3531	44,856.914	12.03%

LifeGoal Balanced Growth Portfolio Class R	DONALD BLASLAND FBO PW LABORATORIES INC 401K PSP 805 S WHEATLEY ST STE 600 RIDGELAND MS 39157-5005	36,629.604	9.82%

LifeGoal Balanced Growth Portfolio Class R	CHARLES SCHWAB BANK CUST WOODRIDGE CLINIC SC PS & 401K PLAN 2423 E LINCOLN DR PHOENIX AZ 85016-1215	34,759.784	9.32%

LifeGoal Balanced Growth Portfolio Class R	ORCHARD TRUST CO TTEE EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	19,138.970	5.13%

LifeGoal Balanced Growth Portfolio Class T	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	2,093,784.794	23.53%

LifeGoal Balanced Growth Portfolio Class Z	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	5,727,309.607	44.77%

LifeGoal Growth Portfolio Class A	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	9,619,908.416	21.14%

LifeGoal Growth Portfolio Class A	AMERICAN ENTERPRISE INVESTMENT SVCS PO BOX 9446 MINNEAPOLIS MN 55440-9446	5,024,587.854	11.04%

197

Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
LifeGoal Growth Portfolio Class B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	2,562,780.235	36.31%

LifeGoal Growth Portfolio Class B	AMERICAN ENTERPRISE INVESTMENT SVCS PO BOX 9446 MINNEAPOLIS MN 55440-9446	566,734.259	8.03%

LifeGoal Growth Portfolio Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	2,755,394.982	32.98%

LifeGoal Growth Portfolio Class C	AMERICAN ENTERPRISE INVESTMENT SVCS PO BOX 9446 MINNEAPOLIS MN 55440-9446	677,471.412	8.11%

LifeGoal Growth Portfolio Class C	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	555,036.741	6.64%

LifeGoal Growth Portfolio Class R	ORCHARD TRUST CO TTEE EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	45,952.303	16.86%

LifeGoal Growth Portfolio Class R	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	35,143.188	12.89%

LifeGoal Growth Portfolio Class R	FRONTIER TRUST CO FBO BROWN & JONES REPORTING 401K PLAN PO BOX 10758 FARGO ND 58106-0758	32,349.876	11.87%

198

Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
LifeGoal Growth Portfolio Class R	MG TRUST CO CUST FBO LORTON STONE LLC RETPLAN 700 17TH ST STE 300 DENVER CO 80202-3531	30,732.922	11.27%

LifeGoal Growth Portfolio Class R	MG TRUST CO CUST FBO CLINICA CAMPESINA FAMILY HEALTH SER 700 17TH ST STE 300 DENVER CO 80202-3531	26,643.627	9.77%

LifeGoal Growth Portfolio Class R	FRONTIER TRUST CO FBO RIVERFRONT STEEL 401K PLAN PO BOX 10758 FARGO ND 58106-0758	23,493.549	8.62%

LifeGoal Growth Portfolio Class R	JEFF POPKIN FBO KEG 1 O NEAL 401K PLAN 805 S WHEATLEY ST STE 600 RIDGELAND MS 39157-5005	21,738.816	7.97%

LifeGoal Growth Portfolio Class R	MG TRUST CO CUST FBO ALBERT FREI & SONS INC 401K PLAN 700 17TH ST STE 300 DENVER CO 80202-3531	15,997.308	5.87%

LifeGoal Growth Portfolio Class R	MG TRUST CO CUST FBO SECOND CITY INC 401K 700 17TH ST STE 300 DENVER CO 80202-3531	14,292.760	5.24%

LifeGoal Growth Portfolio Class R4	WELLS FARGO BANK NA FBO P C INC PSP TOTAL EQUITY PO BOX 1533 MINNEAPOLIS MN 55480-1533	11,912.217	50.01%

LifeGoal Growth Portfolio Class R4	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	10,857.670	45.58%

LifeGoal Growth Portfolio Class Z	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	2,837,480.057	68.22%

199

Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
LifeGoal Growth Portfolio Class Z	NFS LLC FEBO STATE STREET BANK TRUST CO TTEE VARIOUS RETIREMENT PLANS 440 MAMARONECK AVE HARRISON NY 10528-2418	430,888.677	10.36%

LifeGoal Income and Growth Portfolio Class A	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	3,580,571.149	57.19%

LifeGoal Income and Growth Portfolio Class A	AMERICAN ENTERPRISE INVESTMENT SVCS PO BOX 9446 MINNEAPOLIS MN 55440-9446	482,729.315	7.71%

LifeGoal Income and Growth Portfolio Class B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	850,374.649	76.47%

LifeGoal Income and Growth Portfolio Class B	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	61,710.968	5.55%

LifeGoal Income and Growth Portfolio Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	978,149.568	44.30%

LifeGoal Income and Growth Portfolio Class C	AMERICAN ENTERPRISE INVESTMENT SVCS PO BOX 9446 MINNEAPOLIS MN 55440-9446	172,109.874	7.79%

LifeGoal Income and Growth Portfolio Class C	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	120,100.104	5.44%

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Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
LifeGoal Income and Growth Portfolio Class R	FRONTIER TRUST CO FBO ELDER HEALTH CARE OF VOLUSIA P A PO BOX 10758 FARGO ND 58106-0758	36,411.068	26.04%

LifeGoal Income and Growth Portfolio Class R	FRONTIER TRUST CO FBO BENCH INTERNATIONAL SEARCH INC PO BOX 10758 FARGO ND 58106-0758	15,060.561	10.77%

LifeGoal Income and Growth Portfolio Class R	FRONTIER TRUST CO FBO TRI-EAGLE SALES 401K PROFIT SHARI PO BOX 10758 FARGO ND 58106-0758	10,006.484	7.16%

LifeGoal Income and Growth Portfolio Class R	MG TRUST CO CUST FBO CHERNIN ENTERTAINMENT LLC EMPLOYEE 700 17TH ST STE 300 DENVER CO 80202-3531	9,908.628	7.09%

LifeGoal Income and Growth Portfolio Class R	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	9,702.622	6.94%

LifeGoal Income and Growth Portfolio Class R	MG TRUST CO CUST FBO SECOND CITY INC 700 17TH ST STE 300 DENVER CO 80202-3531	8,355.024	5.98%

LifeGoal Income and Growth Portfolio Class R	MID ATLANTIC TRUST COMPANY FBO UNIQUE CATERING & FINE FOODS 401 K PROFIT SHARING PLAN & TRUST 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	8,306.447	5.94%

LifeGoal Income and Growth Portfolio Class R	MG TRUST CO CUST FBO MIRAMAR LABS 401K PROFIT-SHARING 700 17TH ST STE 300 DENVER CO 80202-3531	7,322.326	5.24%

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Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
LifeGoal Income and Growth Portfolio Class Z	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	1,122,677.800	55.69%

LifeGoal Income and Growth Portfolio Class Z	NFS LLC FEBO STATE STREET BANK TRUST CO TTEE VARIOUS RETIREMENT PLANS 440 MAMARONECK AVE HARRISON NY 10528-2418	132,139.440	6.56%

LifeGoal Income and Growth Portfolio Class Z	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	119,726.719	5.94%

LifeGoal Income Portfolio Class A	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	685,409.771	43.20%

LifeGoal Income Portfolio Class A	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	288,000.413	18.15%

LifeGoal Income Portfolio Class B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	116,711.994	57.71%

LifeGoal Income Portfolio Class B	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	33,484.466	16.56%

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Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
LifeGoal Income Portfolio Class B	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	11,557.969	5.72%

LifeGoal Income Portfolio Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	193,184.261	36.80%

LifeGoal Income Portfolio Class C	CITIGROUP GLOBAL MARKETS, INC ATTN: PETER BOOTH 7TH FLOOR 333 W 34TH ST NEW YORK NY 10001-2417	81,053.838	15.44%

LifeGoal Income Portfolio Class C	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	60,837.425	11.59%

LifeGoal Income Portfolio Class C	AMERICAN ENTERPRISE INVESTMENT SVCS PO BOX 9446 MINNEAPOLIS MN 55440-9446	27,225.705	5.19%

LifeGoal Income Portfolio Class Z	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	112,102.623	37.73%

LifeGoal Income Portfolio Class Z	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	48,093.857	16.19%

LifeGoal Income Portfolio Class Z	MG TRUST CO CUST FBO BANK OF AMERICA N A 700 17TH ST STE 300 DENVER CO 80202-3531	20,525.718	6.91%

LifeGoal Income Portfolio Class Z	STATE STREET CORPORATION FBO ADP ACCESS 1 LINCOLN ST BOSTON MA 02111-2901	15,341.820	5.16%

203

Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
LifeGoal Income Portfolio Class Z	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	14,860.385	5.00%

Masters International Equity Portfolio Class A	AMERICAN ENTERPRISE INVESTMENT SVCS PO BOX 9446 MINNEAPOLIS MN 55440-9446	1,725,706.299	58.72%

Masters International Equity Portfolio Class A	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	446,675.635	15.20%

Masters International Equity Portfolio Class A	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	218,905.154	7.45%

Masters International Equity Portfolio Class B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	103,454.162	45.24%

Masters International Equity Portfolio Class B	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	35,062.199	15.33%

Masters International Equity Portfolio Class B	AMERICAN ENTERPRISE INVESTMENT SVCS PO BOX 9446 MINNEAPOLIS MN 55440-9446	31,699.516	13.86%

Masters International Equity Portfolio Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	196,168.548	29.57%

204

Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
Masters International Equity Portfolio Class C	AMERICAN ENTERPRISE INVESTMENT SVCS PO BOX 9446 MINNEAPOLIS MN 55440-9446	123,275.087	18.58%

Masters International Equity Portfolio Class C	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	48,208.707	7.27%

Masters International Equity Portfolio Class C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	46,763.375	7.05%

Masters International Equity Portfolio Class C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	37,567.391	5.66%

Masters International Equity Portfolio Class R	MG TRUST CO CUST BHAVA COMMUNICATIONS INC 401K 700 17TH ST STE 300 DENVER CO 80202-3531	3,640.766	54.14%

Masters International Equity Portfolio Class R	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	1,461.052	21.73%

Masters International Equity Portfolio Class R	COUNSEL TRUST DBA MATC PROST DATA INC 401K PSP & TRUST 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	1,179.183	17.53%

Masters International Equity Portfolio Class Z	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DRIVE E JACKSONVILLE FL 32246-6484	3,038,151.694	88.74%
As of April 30, 2012, the name, address and percentage of ownership of each person who may be deemed to be a “control person” (as that term is defined in the 1940 Act) of a Fund because it owns of record more than 25% of the outstanding shares of the Fund by virtue of its fiduciary roles with respect to its clients or otherwise,

205

is shown below. A control person may be able to facilitate shareholder approval of proposals it approves and to impede shareholder approval of proposals it opposes. If a control person’s record ownership of a Fund’s outstanding shares exceeds 50%, then, for certain shareholder proposals, such control person may be able to approve, or prevent approval, of such proposals without regard to votes by other Fund shareholders.

Control Person Ownership of the Funds with fiscal year ending January 31:

Fund	Shareholder Account Registration	Share Balance	Percentage of Fund
LifeGoal Balanced Growth Portfolio	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	37,932,400.647	40.30%

LifeGoal Growth Portfolio	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	17,810,706.878	27.25%

LifeGoal Income and Growth Portfolio	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	6,541,475.788	55.73%

LifeGoal Income Portfolio	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	1,107,408.649	42.42%

Masters International Equity Portfolio	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	3,785,911.091	52.14%

206

Fund	Shareholder Account Registration	Share Balance	Percentage of Fund
Masters International Equity Portfolio	AMERICAN ENTERPRISE INVESTMENT SVCS PO BOX 9446 MINNEAPOLIS MN 55440-9446	1,880,680.902	25.90%

As of May 31, 2012, the name, address and percentage of ownership of each person who may be deemed to be a “principal holder” (i.e., owns of record or is known by the Trust to own beneficially 5% or more of any class of a Fund’s outstanding shares) is listed below.

Principal Holder Ownership of the Fund with fiscal year ending February 29:

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Convertible Securities Fund Class A	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	6,969,950.040	54.08%

Convertible Securities Fund Class A	AMERICAN ENTERPRISE INVESTMENT SVCS PO BOX 9446 MINNEAPOLIS MN 55440-9446	793,762.012	6.16%

Convertible Securities Fund Class A	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	731,604.319	5.68%

Convertible Securities Fund Class B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	85,393.573	52.96%

Convertible Securities Fund Class B	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	24,712.835	15.33%

Convertible Securities Fund Class B	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	12,806.140	7.94%

207

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Convertible Securities Fund Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	700,850.672	52.68%

Convertible Securities Fund Class C	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	149,814.717	11.26%

Convertible Securities Fund Class C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	70,661.631	5.31%

Convertible Securities Fund Class C	UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	67,088.069	5.04%

Convertible Securities Fund Class I	COLUMBIA LIFEGOAL GROWTH PORTFOLIO 1767 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0001	2,949,896.925	25.85%

Convertible Securities Fund Class I	RIVERSOURCE PORTFOLIO BUILDER MODERATE FUND 1767 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0001	2,538,207.567	22.24%

Convertible Securities Fund Class I	RVS INCOME BLDR BASIC INCOME FD 1767 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0017	1,693,660.215	14.84%

Convertible Securities Fund Class I	RIVERSOURCE PORTFOLIO BUILDER MODERATE AGGRESSIVE FUND 1767 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0001	1,603,686.152	14.05%

208

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Convertible Securities Fund Class I	COLUMBIA LIFEGOAL BALANCED GROWTH PORTFOLIO 1767 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0001	1,481,378.577	12.98%

Convertible Securities Fund Class R	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	108,768.512	78.07%

Convertible Securities Fund Class W	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	1,311,915.551	99.90%

Convertible Securities Fund Class Z	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	5,794,753.370	66.35%

International Value Fund Class A	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	4,952,640.768	29.90%

International Value Fund Class A	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	4,952,640.768	29.90%

International Value Fund Class A	UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	1,984,482.097	11.98%

209

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
International Value Fund Class A	RAYMOND JAMES FBO OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	1,253,819.177	7.57%

International Value Fund Class A	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET NEW YORK NY 10281-1003	1,129,647.648	6.82%

International Value Fund Class A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	1,033,081.761	6.24%

International Value Fund Class B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	9,477.481	16.26%

International Value Fund Class B	EDWARD D JONES & CO MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HTS MO 63043-3009	8,149.025	13.98%

International Value Fund Class B	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	7,587.497	13.02%

International Value Fund Class B	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	7,580.655	13.00%

International Value Fund Class B	AMERICAN ENTERPRISE INVESTMENT SVCS PO BOX 9446 MINNEAPOLIS MN 55440-9446	5,060.141	8.68%

210

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
International Value Fund Class B	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	4,099.974	7.03%

International Value Fund Class B	RAYMOND JAMES FBO OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	3,138.813	5.38%

International Value Fund Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	812,530.122	31.00%

International Value Fund Class C	RAYMOND JAMES FBO OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	296,856.726	11.33%

International Value Fund Class C	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	217,732.021	8.31%

International Value Fund Class C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	208,978.984	7.97%

International Value Fund Class C	UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	177,189.079	6.76%

211

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
International Value Fund Class C	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET NEW YORK NY 10281-1003	141,292.065	5.39%

International Value Fund Class I	RIVERSOURCE INVESTMENTS LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	179.469	100.00%

International Value Fund Class R	MG TRUST COMPANY CUST FBO LEE-SILSBY COMPOUNDING PHARMACY 700 17TH ST STE 300 DENVER CO 80202-3531	410.378	69.34%

International Value Fund Class R	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	181.422	30.66%

International Value Fund Class Z	EDWARD D JONES & CO MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HTS MO 63043-3009	20,117,436.958	29.47%

International Value Fund Class Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	15,590,671.197	22.84%

International Value Fund Class Z	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	12,657,890.197	18.54%

212

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
International Value Fund Class Z	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	4,623,921.386	6.77%

Large Cap Core Fund Class A	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	6,302,040.200	76.35%

Large Cap Core Fund Class B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	23,634.674	44.47%

Large Cap Core Fund Class B	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	8,604.741	16.19%

Large Cap Core Fund Class B	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	7,367.195	13.86%

Large Cap Core Fund Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	54,986.369	29.51%

Large Cap Core Fund Class C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	33,037.045	17.73%

213

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Large Cap Core Fund Class C	AMERICAN ENTERPRISE INVESTMENT SVCS PO BOX 9446 MINNEAPOLIS MN 55440-9446	23,569.748	12.65%

Large Cap Core Fund Class C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	14,955.760	8.03%

Large Cap Core Fund Class I	RIVERSOURCE PORTFOLIO BUILDER MODERATE AGGRESSIVE FUND 1767 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0001	2,305,010.517	28.18%

Large Cap Core Fund Class I	COLUMBIA LIFEGOAL GROWTH PORTFOLIO 1767 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0001	2,168,824.732	26.52%

Large Cap Core Fund Class I	RIVERSOURCE PORTFOLIO BUILDER MODERATE FUND 1767 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0001	1,559,132.979	19.06%

Large Cap Core Fund Class I	RIVERSOURCE PORTFOLIO BUILDER AGGRESSIVE FUND 1767 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0001	1,551,427.046	18.97%

Large Cap Core Fund Class I	RIVERSOURCE PORTFOLIO BUILDER MODERATE CONSERVATIVE FUND 1767 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0001	483,714.879	5.91%

Large Cap Core Fund Class W	RIVERSOURCE INVESTMENTS LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	211.864	100.00%

214

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Large Cap Core Fund Class	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF IT CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE E JACKSONVILLE FL 32246-6484	25,724,854.970	63.97%

Large Cap Enhanced Core Fund Class A	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	433,967.272	49.56%

Large Cap Enhanced Core Fund Class I	COLUMBIA THERMOSTAT FUND 227 W MONROE ST STE 3000 CHICAGO IL 60606-5018	1,730,445.464	99.99%

Large Cap Enhanced Core Fund Class R	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	4,474.888	25.90%

Large Cap Enhanced Core Fund Class R	CHRISTI LAIRD FBO COUNTYWIDE MECHANICAL SYSTEMS 401 K PROFIT SHARING PLAN & TRUST INC 9330 STEVENS RD STE A SANTEE CA 92071-5639	4,463.936	25.84%

Large Cap Enhanced Core Fund Class R	MG TRUST CO CUST FBO APPLIED RELIABILITY ENGINEERING 700 17TH ST STE 300 DENVER CO 80202-3531	3,740.151	21.65%

Large Cap Enhanced Core Fund Class R	PHILIP SCHRAM JULIE BENTLEY FBO BUFFALO WINGS & RINGS LLC 401K PSP & TRUS 564 OLD STATE ROUTE 74 STE 3 CINCINNATI OH 45244-1519	3,324.882	19.25%

Large Cap Enhanced Core Fund Class R	CAPITAL BANK & TRUST CO TTEE F MICROSEISMIC INC 401K 8515 E ORCHARD RD GREENWOOD VLG CO 80111-5002	864.069	5.00%

215

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Large Cap Enhanced Core Fund Class Y	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	220,784.773	100.00%

Large Cap Enhanced Core Fund Class Z	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	16,175,344.192	94.08%

Large Cap Index Fund Class A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	1,993,158.873	11.20%

Large Cap Index Fund Class A	ORCHARD TRUST COMPANY LLC TTEE FBO EMPLOYEE BENEFITS CLIENTS 401(K) PLAN 8515 E ORCHARD RD GREENWOOD VLG CO 80111-5002	1,387,103.196	7.80%

Large Cap Index Fund Class A	RELIANCE TRUST CO FBO RETIREMENT PLANS SERVICED BY METLIFE 8515 E ORCHARD RD GREENWOOD VLG CO 80111-5002	1,084,217.362	6.09%

Large Cap Index Fund Class A	VRSCO FBO AIGFSB CUSTODIAN TRUSTEE FBO BAPTIST HEALTH SYSTEM 403B 2929 ALLEN PKWY STE A6-20 HOUSTON TX 77019-7117	1,020,631.065	5.74%

Large Cap Index Fund Class B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE E FL 3 JACKSONVILLE FL 32246-6484	11,381.587	35.04%

216

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Large Cap Index Fund Class B	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	4,937.689	15.20%

Large Cap Index Fund Class B	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET NEW YORK NY 10281-1003	3,347.645	10.31%

Large Cap Index Fund Class I	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN TIM ARMBRUSTMACHER 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	103.220	100.00%

Large Cap Index Fund Class Z	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	19,001,975.336	26.08%

Large Cap Index Fund Class Z	FIDELITY INVESTMENTS INST L OPS CO FIIOC AS AGENT FOR CERTAIN EMPLOYEE BENEFIT PLANS 100 MAGELLAN WAY COVINGTON KY 41015-1999	4,606,675.531	6.32%

Large Cap Index Fund Class Z	AEROSPACE TESTING ALLIANCE RETIREMENT ATTN LEE WHITHAM 600 WILLIAM NORTHERN BLVD TULLAHOMA TN 37388-4729	3,916,154.338	5.37%

Large Cap Value Fund Class A	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	5,534,453.851	15.91%

217

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Large Cap Value Fund Class A	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	2,562,216.585	7.36%

Large Cap Value Fund Class A	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	2,436,791.034	7.00%

Large Cap Value Fund Class A	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	2,063,839.523	5.93%

Large Cap Value Fund Class A	EDWARD D JONES & CO MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HTS MO 63043-3009	1,745,960.011	5.02%

Large Cap Value Fund Class B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	163,664.824	14.21%

Large Cap Value Fund Class B	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET NEW YORK NY 10281-1003	88,733.467	7.70%

Large Cap Value Fund Class B	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	61,464.516	5.34%

Large Cap Value Fund Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	400,433.447	17.70%

218

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Large Cap Value Fund Class C	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	156,553.333	6.92%

Large Cap Value Fund Class C	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	129,079.996	5.70%

Large Cap Value Fund Class C	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	125,848.007	5.56%

Large Cap Value Fund Class I	RIVERSOURCE INVESTMENTS LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	244.379	100.00%

Large Cap Value Fund Class R	COMMUNITY BANK NA AS CUST FBO SIMED RETIREMENT PLAN 6 RHOADS DR STE 7 UTICA NY 13502-6317	22,340.135	51.21%

Large Cap Value Fund Class R	RELIANCE TRUST CO FBO HORIZON CORP PO BOX 48529 ATLANTA GA 30362-1529	4,079.327	9.35%

Large Cap Value Fund Class R	MARK A O NEAL FBO MARK A O NEAL & ASSOCIATES I 401K PSP & TRUST 522 EUROPE ST BATON ROUGE LA 70802-6407	3,695.112	8.47%

Large Cap Value Fund Class R	SCOTT E SILVEY FBO GENERAL POWER & CONTROL 401K PSP& TRUST 5252 GATEWAY DR GEISMAR LA 70734-3409	3,412.089	7.82%

Large Cap Value Fund Class R	FIIOC FBO COUNTRY CLUB OF YORK EMPLOYEE RET SAVINGS PLAN 100 MAGELLAN WAY COVINGTON KY 41015-1987	2,922.627	6.70%

219

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Large Cap Value Fund Class R	MID ATLANTIC TRUST CO FBO GEORGE ELLIOTT INC 401K PSP & TRUST 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	2,746.592	6.30%

Large Cap Value Fund Class W	RIVERSOURCE INVESTMENTS LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	244.858	100.00%

Large Cap Value Fund Class Y	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE E FL 3 JACKSONVILLE FL 32246-6484	563,275.344	100.00%

Large Cap Value Fund Class Z	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	20,067,581.853	72.15%

Large Cap Value Fund Class Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	1,524,012.594	5.48%

Marsico 21st Century Fund Class A	AMERICAN ENTERPRISE INVESTMENT SVCS PO BOX 9446 MINNEAPOLIS MN 55440-9446	9,482,874.327	17.78%

Marsico 21st Century Fund Class A	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	7,044,100.721	13.21%

Marsico 21st Century Fund Class A	UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	6,656,229.872	12.48%

220

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Marsico 21st Century Fund Class A	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	5,289,496.040	9.92%

Marsico 21st Century Fund Class A	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET NEW YORK NY 10281-1003	5,270,657.114	9.88%

Marsico 21st Century Fund Class B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	1,322,991.637	24.20%

Marsico 21st Century Fund Class B	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	953,891.943	17.44%

Marsico 21st Century Fund Class B	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	566,206.707	10.35%

Marsico 21st Century Fund Class B	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	409,276.801	7.48%

Marsico 21st Century Fund Class B	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	396,100.125	7.24%

Marsico 21st Century Fund Class B	AMERICAN ENTERPRISE INVESTMENT SVCS PO BOX 9446 MINNEAPOLIS MN 55440-9446	386,276.325	7.06%

221

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Marsico 21st Century Fund Class B	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET NEW YORK NY 10281-1003	340,088.742	6.22%

Marsico 21st Century Fund Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	6,564,056.879	26.50%

Marsico 21st Century Fund Class C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	3,194,873.825	12.90%

Marsico 21st Century Fund Class C	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	2,169,683.721	8.76%

Marsico 21st Century Fund Class C	UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	2,004,363.238	8.09%

Marsico 21st Century Fund Class	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET NEW YORK NY 10281-1003	1,408,327.355	5.69%

Marsico 21st Century Fund Class C	CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH 7TH FLOOR 333 W 34TH ST NEW YORK NY 10001-2417	1,320,685.818	5.33%

Marsico 21st Century Fund Class R	HARTFORD SECURITIES DISTRIBUTION COMPANY INC ATTN UIT OPERATIONS/PRG PO BOX 2999 HARTFORD CT 06104-2999	492,975.949	22.23%

222

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Marsico 21st Century Fund Class R	HARTFORD LIFE INS. CO. SEPARATE ACCOUNT ATTN UIT OPERATIONS PO BOX 2999 HARTFORD CT 06104-2999	392,070.913	17.68%

Marsico 21st Century Fund Class R	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	149,012.579	6.72%

Marsico 21st Century Fund Class Z	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	5,587,933.879	19.63%

Marsico 21st Century Fund Class Z	FIDELITY INVESTMENTS INST L OPS CO FIIOC AS AGENT FOR CERTAIN EMPLOYEE BENEFIT PLANS 100 MAGELLAN WAY COVINGTON KY 41015-1999	4,629,696.063	16.26%

Marsico 21st Century Fund Class Z	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	4,525,680.709	15.90%

Marsico 21st Century Fund Class Z	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	2,601,350.703	9.14%

Marsico 21st Century Fund Class Z	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET NEW YORK NY 10281-1003	1,805,771.633	6.34%

Marsico 21st Century Fund Class Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	1,672,488.754	5.87%

223

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Marsico 21st Century Fund Class Z	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	1,650,621.108	5.80%

Marsico Focused Equities Fund Class A	RAYMOND JAMES FBO OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	17,789,218.632	41.48%

Marsico Focused Equities Fund Class A	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	7,325,478.658	17.08%

Marsico Focused Equities Fund Class A	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET NEW YORK NY 10281-1003	3,358,331.841	7.83%

Marsico Focused Equities Fund Class B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	538,567.796	56.81%

Marsico Focused Equities Fund Class B	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	82,477.314	8.70%

Marsico Focused Equities Fund Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	6,232,666.509	53.99%

224

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Marsico Focused Equities Fund Class C	RAYMOND JAMES FBO OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	1,123,316.646	9.73%

Marsico Focused Equities Fund Class C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	1,001,817.561	8.68%

Marsico Focused Equities Fund Class C	UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	689,723.151	5.97%

Marsico Focused Equities Fund Class C	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	687,382.798	5.95%

Marsico Focused Equities Fund Class I	RIVERSOURCE INVESTMENTS LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	121.418	100.00%

Marsico Focused Equities Fund Class Z	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	6,437,746.217	24.79%

Marsico Focused Equities Fund Class Z	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	3,618,241.385	13.93%

225

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Marsico Focused Equities Fund Class Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	3,245,828.499	12.50%

Marsico Focused Equities Fund Class Z	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET NEW YORK NY 10281-1003	3,057,288.798	11.77%

Marsico Global Fund Class A	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	129,640.467	28.63%

Marsico Global Fund Class A	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN TIM ARMBRUSTMACHER 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	122,062.004	26.96%

Marsico Global Fund Class A	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	61,653.406	13.62%

Marsico Global Fund Class A	AMERICAN ENTERPRISE INVESTMENT SVCS PO BOX 9446 MINNEAPOLIS MN 55440-9446	61,250.124	13.53%

Marsico Global Fund Class C	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN TIM ARMBRUSTMACHER 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	121,692.393	57.98%

Marsico Global Fund Class C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	23,548.305	11.22%

226

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Marsico Global Fund Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	21,600.080	10.29%

Marsico Global Fund Class C	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	16,172.147	7.71%

Marsico Global Fund Class R	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN TIM ARMBRUSTMACHER 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	121,831.907	98.29%

Marsico Global Fund Class Z	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN TIM ARMBRUSTMACHER 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	122,156.597	80.90%

Marsico Global Fund Class Z	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	16,492.633	10.92%

Marsico Growth Fund Class A	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	5,661,012.202	18.34%

Marsico Growth Fund Class A	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	5,035,711.033	16.31%

227

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Marsico Growth Fund Class A	UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	4,185,136.064	13.56%

Marsico Growth Fund Class A	AMERICAN ENTERPRISE INVESTMENT SVCS PO BOX 9446 MINNEAPOLIS MN 55440-9446	3,104,169.925	10.06%

Marsico Growth Fund Class A	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	1,939,368.505	6.28%

Marsico Growth Fund Class B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	622,050.665	50.55%

Marsico Growth Fund Class B	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	96,963.041	7.88%

Marsico Growth Fund Class B	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	96,688.511	7.86%

Marsico Growth Fund Class B	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	66,876.350	5.43%

Marsico Growth Fund Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	8,123,346.226	51.68%

228

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Marsico Growth Fund Class C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	1,531,082.038	9.74%

Marsico Growth Fund Class C	UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	848,555.898	5.40%

Marsico Growth Fund Class I	RIVERSOURCE INVESTMENTS LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	136.687	100.00%

Marsico Growth Fund Class R	HARTFORD LIFE INS. CO. SEPARATE ACCOUNT ATTN UIT OPERATIONS PO BOX 2999 HARTFORD CT 06104-2999	482,310.334	49.56%

Marsico Growth Fund Class R	HARTFORD SECURITIES DISTRIBUTION COMPANY INC ATTN UIT OPERATIONS/PRG PO BOX 2999 HARTFORD CT 06104-2999	106,898.830	10.98%

Marsico Growth Fund Class R	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	83,822.254	8.61%

Marsico Growth Fund Class W	RIVERSOURCE INVESTMENTS LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	139.043	100.00%

Marsico Growth Fund Class Z	EDWARD D JONES & CO MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HTS MO 63043-3009	22,589,294.760	27.33%

229

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Marsico Growth Fund Class Z	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	18,033,205.134	21.82%

Marsico Growth Fund Class Z	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	13,880,094.588	16.79%

Marsico Growth Fund Class Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	4,805,914.661	5.81%

Marsico International Opportunities Fund Class A	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	1,152,604.587	13.78%

Marsico International Opportunities Fund Class A	AMERICAN ENTERPRISE INVESTMENT SVCS PO BOX 9446 MINNEAPOLIS MN 55440-9446	889,458.136	10.63%

Marsico International Opportunities Fund Class A	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	672,033.319	8.04%

Marsico International Opportunities Fund Class A	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET NEW YORK NY 10281-1003	605,824.486	7.24%

Marsico International Opportunities Fund Class B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	260,338.337	37.34%

230

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Marsico International Opportunities Fund Class B	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	89,345.149	12.81%

Marsico International Opportunities Fund Class B	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	51,057.541	7.32%

Marsico International Opportunities Fund Class B	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	47,300.644	6.78%

Marsico International Opportunities Fund Class B	AMERICAN ENTERPRISE INVESTMENT SVCS PO BOX 9446 MINNEAPOLIS MN 55440-9446	42,103.221	6.04%

Marsico International Opportunities Fund Class C	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET NEW YORK NY 10281-1003	547,096.985	24.75%

Marsico International Opportunities Fund Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	463,945.099	20.98%

Marsico International Opportunities Fund Class C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	239,213.169	10.82%

Marsico International Opportunities Fund Class C	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	210,166.751	9.51%

231

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Marsico International Opportunities Fund Class I	RIVERSOURCE INVESTMENTS LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	223.614	100.00%

Marsico International Opportunities Fund Class R	HARTFORD SECURITIES DISTRIBUTION COMPANY INC ATTN UIT OPERATIONS/PRG PO BOX 2999 HARTFORD CT 06104-2999	21,616.343	20.27%

Marsico International Opportunities Fund Class R	CLIFFORD BRITT WT COMERFORD JR TTEE COMERFORD & BRITT LLP RSP C/O FASCORE LLC 8515 E ORCHARD RD GREENWOOD VLG CO 80111-5002	14,812.043	13.89%

Marsico International Opportunities Fund Class R	CAPTITAL BANK & TRUST COPMANY TTEE ANDRE PROST INC 401K PSP & TRUST 8515 E ORCHARD RD GREENWOOD VLG CO 80111-5002	12,017.819	11.27%

Marsico International Opportunities Fund Class R	HARTFORD LIFE INS. CO. SEPARATE ACCOUNT ATTN UIT OPERATIONS PO BOX 2999 HARTFORD CT 06104-2999	10,966.429	10.28%

Marsico International Opportunities Fund Class Z	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	21,994,959.793	71.39%

Marsico International Opportunities Fund Class Z	JP MORGAN CHASE AS TTEE FBO CITIZENS PENSION PLAN MASTER TRUST ATTN WILLAM B CANNA 3 METROTECH CENTER FL #6 BROOKLYN NY 11201-8401	3,179,473.460	10.32%

232

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Mid Cap Index Fund Class A	TAYNIK & CO C/O INVESTORS BANK & TRUST CO 200 CLARENDON ST BOSTON MA 02116-5097	3,336,121.789	8.56%

Mid Cap Index Fund Class A	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET NEW YORK NY 10281-1003	2,491,433.186	6.39%

Mid Cap Index Fund Class A	ORCHARD TRUST COMPANY LLC TTEE FBO EMPLOYEE BENEFITS CLIENTS 401(K) PLAN 8515 E ORCHARD RD GREENWOOD VLG CO 80111-5002	2,275,064.506	5.84%

Mid Cap Index Fund Class A	FIFTH THIRD BANK TTEE FBO VARIOUS FASCORE LLC RECORDKEPT 8515 E ORCHARD RD GREENWOOD VLG CO 80111-5002	2,199,221.905	5.64%

Mid Cap Index Fund Class A	NEW YORK LIFE TRUST COMPANY 690 CANTON ST STE 100 WESTWOOD MA 02090-2344	1,954,669.402	5.01%

Mid Cap Index Fund Class I	RIVERSOURCE INVESTMENTS LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	245.339	100.00%

Mid Cap Index Fund Class Z	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	57,981,132.013	42.24%

Mid Cap Index Fund Class Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	17,280,795.040	12.59%

233

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Mid Cap Index Fund Class Z	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET NEW YORK NY 10281-1003	8,520,547.875	6.21%

Mid Cap Value Fund Class A	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET NEW YORK NY 10281-1003	9,171,245.914	12.40%

Mid Cap Value Fund Class A	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	4,536,298.947	6.14%

Mid Cap Value Fund Class A	ING LIFE INSURANCE & ANNUITY CO ING FUND OPERATIONS 1 ORANGE WAY WINDSOR CT 06095-4773	4,255,559.276	5.76%

Mid Cap Value Fund Class B	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	226,308.617	15.66%

Mid Cap Value Fund Class B	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	159,285.828	11.02%

Mid Cap Value Fund Class B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	158,160.700	10.94%

Mid Cap Value Fund Class B	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET NEW YORK NY 10281-1003	117,448.189	8.13%

234

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Mid Cap Value Fund Class B	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	80,889.286	5.60%

Mid Cap Value Fund Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	1,864,892.107	21.54%

Mid Cap Value Fund Class C	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	1,109,099.046	12.81%

Mid Cap Value Fund Class C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	793,725.034	9.17%

Mid Cap Value Fund Class C	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	614,597.339	7.10%

Mid Cap Value Fund Class C	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	574,529.690	6.64%

Mid Cap Value Fund Class C	UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	458,404.632	5.29%

Mid Cap Value Fund Class C	RAYMOND JAMES FBO OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	444,072.296	5.13%

235

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Mid Cap Value Fund Class I	COLUMBIA LIFEGOAL BALANCED GROWTH PORTFOLIO 1767 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0001	3,489,860.081	30.11%

Mid Cap Value Fund Class I	RIVERSOURCE PORTFOLIO BUILDER MODERATE AGGRESSIVE FUND 1767 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0001	2,515,211.283	21.70%

Mid Cap Value Fund Class I	RIVERSOURCE PORTFOLIO BUILDER MODERATE FUND 1767 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0001	1,858,387.966	16.04%

Mid Cap Value Fund Class I	RIVERSOURCE PORTFOLIO BUILDER AGGRESSIVE FUND 1767 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0001	1,204,751.990	10.40%

Mid Cap Value Fund Class I	RIVERSOURCE PORTFOLIO BUILDER MODERATE CONSERVATIVE FUND 1767 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0001	1,086,873.211	9.38%

Mid Cap Value Fund Class R	HARTFORD LIFE INS. CO. SEPARATE ACCOUNT ATTN UIT OPERATIONS PO BOX 2999 HARTFORD CT 06104-2999	1,235,066.510	24.62%

Mid Cap Value Fund Class R	HARTFORD SECURITIES DISTRIBUTION COMPANY INC ATTN UIT OPERATIONS/PRG PO BOX 2999 HARTFORD CT 06104-2999	697,621.617	13.91%

Mid Cap Value Fund Class R	GREAT WEST LIFE & ANNUITY C/O FASCORE LLC 8515 E ORCHARD RD GREENWOOD VLG CO 80111-5002	413,619.095	8.24%

236

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Mid Cap Value Fund Class R	DCGT AS TTEE AND/OR CUST FBO PRINCIPAL FINANCIAL GROUP QUALIFIED PRIN ADVTG OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	275,168.352	5.48%

Mid Cap Value Fund Class R4	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	720.949	83.84%

Mid Cap Value Fund Class R4	CHARLES SCHWAB & CO INC CUST A/C FOR EXCLUSIVE BENEFIT ATTENTION MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	138.951	16.16%

Mid Cap Value Fund Class W	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	5,657,799.041	99.72%

Mid Cap Value Fund Class Y	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN TIM ARMBRUSTMACHER 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	1,130.554	100.00%

Mid Cap Value Fund Class Z	EDWARD D JONES & CO MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HTS MO 63043-3009	52,174,814.330	31.65%

Mid Cap Value Fund Class Z	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	30,227,856.143	18.34%

237

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Mid Cap Value Fund Class Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	12,624,207.224	7.66%

Multi-Advisor International Equity Fund Class A	AMERICAN ENTERPRISE INVESTMENT SVCS PO BOX 9446 MINNEAPOLIS MN 55440-9446	1,716,492.858	5.89%

Multi-Advisor International Equity Fund Class A	MLP, FENNER & SMITH INC FBO SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DRIVE EAST JACKSONVILLE FL 32246-6484	1,668,901.443	5.73%

Multi-Advisor International Equity Fund Class B	AMERICAN ENTERPRISE INVESTMENT SVCS PO BOX 9446 MINNEAPOLIS MN 55440-9446	95,111.214	9.25%

Multi-Advisor International Equity Fund Class B	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	83,983.984	8.17%

Multi-Advisor International Equity Fund Class C	MLP, FENNER & SMITH INC FBO SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DRIVE EAST JACKSONVILLE FL 32246-6484	183,870.448	13.31%

Multi-Advisor International Equity Fund Class C	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	126,902.128	9.19%

Multi-Advisor International Equity Fund Class I	RVS INCOME BLDR BASIC INCOME FD 1767 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0017	1,455,467.069	99.91%

Multi-Advisor International Equity Fund Class R	FRONTIER TRUST COMPANY FBO EFK MOEN 401(K) PO BOX 10758 FARGO ND 58106-0758	23,490.204	14.96%

238

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Multi-Advisor International Equity Fund Class R	FRONTIER TRUST COMPANY FBO HOSPICE ADVANTAGE 401 K PO BOX 10758 FARGO ND 58106-0758	21,515.594	13.45%

Multi-Advisor International Equity Fund Class R	HARTFORD SECURITIES DISTRIBUTION COMPANY INC ATTN UIT OPERATIONS/PRG PO BOX 2999 HARTFORD CT 06104-2999	15,648.737	9.78%

Multi-Advisor International Equity Fund Class R	FRONTIER TRUST COMPANY FBO C. ANTHONY PHILLIPS ACCOUNTANCY PO BOX 10758 FARGO ND 58106-0758	12,229.433	7.65%

Multi-Advisor International Equity Fund Class R	FRONTIER TRUST COMPANY FBO B & L CORPORATION 401(K) PLAN PO BOX 10758 FARGO ND 58106-0758	10,409.735	6.51%

Multi-Advisor International Equity Fund Class R	FRONTIER TRUST COMPANY FBO FINANCIAL NETWORK AUDIT, LLC 401(K) PO BOX 10758 FARGO ND 58106-0758	10,097.282	6.31%

Multi-Advisor International Equity Fund Class R	FRONTIER TRUST COMPANY FBO RGS 401(K) PLAN PO BOX 10758 FARGO ND 58106-0758	10,083.657	6.30%

Multi-Advisor International Equity Fund Class R	FRONTIER TRUST COMPANY FBO NORDAAS AMERICAN HOMES OF MN LAKE PO BOX 10758 FARGO ND 58106-0758	9,982.129	6.24%

Multi-Advisor International Equity Fund Class R	FRONTIER TRUST CO FBO RHEUMATOLOGY CONSULTANTS WNY PO BOX 10758 FARGO ND 58106-0758	9,400.468	5.88%

Multi-Advisor International Equity Fund Class R	FRONTIER TRUST COMPANY FBO EDWARDS SALES CORPORATION 401(K) PO BOX 10758 FARGO ND 58106-0758	8,690.604	5.43%

Multi-Advisor International Equity Fund Class R4	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	7,108.943	62.49%

239

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Multi-Advisor International Equity Fund Class R4	FIRST CLEARING LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	1,305.464	11.48%

Multi-Advisor International Equity Fund Class R4	FIRST CLEARING LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	861.897	7.58%

Multi-Advisor International Equity Fund Class R4	FIRST CLEARING LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	705.583	6.20%

Multi-Advisor International Equity Fund Class R4	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	691.901	6.08%

Multi-Advisor International Equity Fund Class W	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	20,652,974.672	99.76%

Multi-Advisor International Equity Fund Class Y	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1,073,288.072	99.98%

Multi-Advisor International Equity Fund Class Z	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF IT CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	37,827,073.566	69.85%

Overseas Value Fund Class I	COLUMBIA LIFEGOAL BALANCED GROWTH PORTFOLIO 1767 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0001	3,595,063.276	91.31%

Overseas Value Fund Class I	COLUMBIA VP-ASSET ALLOCATION FUND 1767 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0001	341,980.404	8.69%

240

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Overseas Value Fund Class W	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	317.662	100.00%

Overseas Value Fund Class Z	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	348,948.921	100.00%

Small Cap Growth Fund II Class A	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	2,293,287.318	22.38%

Small Cap Growth Fund II Class A	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET NEW YORK NY 10281-1003	585,840.641	5.72%

Small Cap Growth Fund II Class B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	15,977.506	21.87%

Small Cap Growth Fund II Class B	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	9,214.308	12.61%

Small Cap Growth Fund II Class B	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	9,201.878	12.59%

241

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Small Cap Growth Fund II Class B	UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	8,069.394	11.04%

Small Cap Growth Fund II Class B	CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH 7TH FLOOR 333 W 34TH ST NEW YORK NY 10001-2417	5,340.134	7.31%

Small Cap Growth Fund II Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	55,080.700	30.91%

Small Cap Growth Fund II Class C	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	21,154.930	11.87%

Small Cap Growth Fund II Class C	UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	18,972.090	10.65%

Small Cap Growth Fund II Class C	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	14,214.011	7.98%

Small Cap Growth Fund II Class C	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	10,821.363	6.07%

Small Cap Growth Fund II Class C	RAYMOND JAMES FBO OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	9,380.711	5.26%

242

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Small Cap Growth Fund II Class I	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	217.960	100.00%

Small Cap Growth Fund II Class Z	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	7,750,569.287	66.93%

Small Cap Growth Fund II Class Z	HARTFORD SECURITIES DISTRIBUTION COMPANY INC ATTN UIT OPERATIONS/PRG PO BOX 2999 HARTFORD CT 06104-2999	1,375,235.343	11.88%

Small Cap Index Fund Class B	AMERICAN ENTERPRISE INVESTMENT SVCS PO BOX 9446 MINNEAPOLIS MN 55440-9446	71,863.805	7.68%

Small Cap Index Fund Class B	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	47,441.895	5.07%

Small Cap Index Fund Class I	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	151.791	100.00%

Small Cap Index Fund Class R4	WELLS FARGO BANK FBO 1525 W W T HARRIS BLVD CHARLOTTE NC 28262-8522	434,891.135	84.32%

Small Cap Index Fund Class Z	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	25,609,737.234	42.27%

243

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Small Cap Index Fund Class Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	4,192,507.092	6.92%

Small Cap Value Fund II Class A	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	5,572,629.896	24.01%

Small Cap Value Fund II Class A	SUPPLEMENTAL INCOME TRUST FUND PO BOX 8338 BOSTON MA 02266-8338	2,382,032.817	10.26%

Small Cap Value Fund II Class A	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	1,407,701.932	6.07%

Small Cap Value Fund II Class B	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	40,518.822	25.57%

Small Cap Value Fund II Class B	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET NEW YORK NY 10281-1003	19,575.635	12.36%

Small Cap Value Fund II Class B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	18,278.261	11.54%

Small Cap Value Fund II Class B	AMERICAN ENTERPRISE INVESTMENT SVCS PO BOX 9446 MINNEAPOLIS MN 55440-9446	17,488.846	11.04%

244

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Small Cap Value Fund II Class B	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	14,682.446	9.27%

Small Cap Value Fund II Class B	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	10,860.940	6.86%

Small Cap Value Fund II Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	269,141.709	20.96%

Small Cap Value Fund II Class C	RAYMOND JAMES FBO OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	250,839.964	19.53%

Small Cap Value Fund II Class C	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	138,728.404	10.80%

Small Cap Value Fund II Class C	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	98,804.208	7.69%

Small Cap Value Fund II Class C	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	89,499.449	6.97%

Small Cap Value Fund II Class C	HARTFORD SECURITIES DISTRIBUTION COMPANY INC ATTN UIT OPERATIONS/PRG PO BOX 2999 HARTFORD CT 06104-2999	73,246.390	5.70%

Small Cap Value Fund II Class R	HARTFORD LIFE INS. CO. SEPARATE ACCOUNT ATTN UIT OPERATIONS PO BOX 2999 HARTFORD CT 06104-2999	427,125.365	31.50%

245

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Small Cap Value Fund II Class R	HARTFORD SECURITIES DISTRIBUTION COMPANY INC ATTN UIT OPERATIONS/PRG PO BOX 2999 HARTFORD CT 06104-2999	198,175.752	14.61%

Small Cap Value Fund II Class R	DCGT AS TTEE AND/OR CUST FBO PRINCIPAL FINANCIAL GROUP QUALIFIED PRIN ADVTG OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	89,005.067	6.56%

Small Cap Value Fund II Class R	VRSCO FBO AIGFSB CUST TTEE FBO ALLEGHENY COUNTY 457B DEF COMP ROTH IRA 292 ALLEN PARKWAY HOUSTON TX 77019	83,856.053	6.18%

Small Cap Value Fund II Class R	DCGT AS TTEE AND/OR CUST FBO PRINCIPAL FINANCIAL GROUP QUALIFIED OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	68,365.820	5.04%

Small Cap Value Fund II Class Z	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	14,960,492.733	19.18%

Small Cap Value Fund II Class Z	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET NEW YORK NY 10281-1003	13,304,361.358	17.06%

Small Cap Value Fund II Class Z	EDWARD D JONES & CO MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HTS MO 63043-3009	9,923,875.025	12.73%

Small Cap Value Fund II Class Z	FIDELITY INVESTMENTS INST L OPS CO FIIOC AS AGENT FOR CERTAIN EMPLOYEE BENEFIT PLANS 100 MAGELLAN WAY COVINGTON KY 41015-1999	6,547,418.885	8.40%

246

As of May 31, 2012, the name, address and percentage of ownership of each person who may be deemed to be a “control person” (as that term is defined in the 1940 Act) of a Fund because it owns of record more than 25% of the outstanding shares of the Fund by virtue of its fiduciary roles with respect to its clients or otherwise, is shown below. A control person may be able to facilitate shareholder approval of proposals it approves and to impede shareholder approval of proposals it opposes. If a control person’s record ownership of a Fund’s outstanding shares exceeds 50%, then, for certain shareholder proposals, such control person may be able to approve, or prevent approval, of such proposals without regard to votes by other Fund shareholders.

Control Person Ownership of the Funds with fiscal year ending February 29:

Fund	Shareholder Account Registration	Share Balance	Percentage of Fund
Convertible Securities Fund	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	13,659,716.167	37.96%

Large Cap Core Fund	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	32,105,516.213	56.44%

Large Cap Enhanced Core Fund	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	16,830,096.237	83.99%

Large Cap Value Fund	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	26,729,409.319	40.12%

Marsico Global Fund	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	487,742.901	52.02%

247

Fund	Shareholder Account Registration	Share Balance	Percentage of Fund
Marsico International Opportunities Fund	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	23,871,847.816	56.58%

Mid Cap Index Fund	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	57,981,132.013	32.90%

Multi-Advisor International Equity Fund	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	40,753,133.529	37.35%

Overseas Value Fund	COLUMBIA LIFEGOAL BALANCED GROWTH PORTFOLIO 1767 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0001	3,595,063.276	83.87%

Small Cap Growth Fund II	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	10,114,914.811	45.82%

Small Cap Index Fund	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	25,609,737.234	27.07%

248

As of June 30, 2012, the name, address and percentage of ownership of each person who may be deemed to be a “principal holder” (i.e., owns of record or is known by the Trust to own beneficially 5% or more of any class of a Fund’s outstanding shares) is listed below.

Principal Holder Ownership of the Fund with fiscal year ending March 31:

Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
Short Term Bond Fund Class A	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	8,417,512.524	13.47%

Short Term Bond Fund Class A	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	6,314,370.270	10.11%

Short Term Bond Fund Class A	AMERICAN ENTERPRISE INVESTMENT SVCS PO BOX 9446 MINNEAPOLIS MN 55440-9446	6,244,445.867	9.99%

Short Term Bond Fund Class B	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	192,283.419	10.53%

Short Term Bond Fund Class B	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	125,221.423	6.86%

Short Term Bond Fund Class B	AMERICAN ENTERPRISE INVESTMENT SVCS PO BOX 9446 MINNEAPOLIS MN 55440-9446	114,916.497	6.30%

Short Term Bond Fund Class C	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	4,559,737.082	35.16%

249

Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
Short Term Bond Fund Class C	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	1,385,918.914	10.69%

Short Term Bond Fund Class C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	756,298.605	5.83%

Short Term Bond Fund Class C	RAYMOND JAMES ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	744,186.244	5.74%

Short Term Bond Fund Class I	COLUMBIA LIFEGOAL INCOME PORTFOLIO 1767 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0001	276,147.199	99.56%

Short Term Bond Fund Class R	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	265,334.668	71.62%

Short Term Bond Fund Class R	FRONTIER TRUST COMPANY FBO ANDREINI BROS INC EMPLOYEES PS PLAN PO BOX 10758 FARGO ND 58106-0758	38,581.602	10.41%

Short Term Bond Fund Class R	FRONTIER TRUST COMPANY FBO NORTH ALABAMA INSURANCE, INC SALAR PO BOX 10758 FARGO ND 58106-0758	25,472.764	6.88%

Short Term Bond Fund Class R4	WELLS FARGO BANK FBO 1525 W W T HARRIS BLVD CHARLOTTE NC 28262-8522	408,398.190	98.63%

250

Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
Short Term Bond Fund Class W	RIVERSOURCE INVESTMENTS LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	753.786	100.00%

Short Term Bond Fund Class Y	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST FL 3 JACKSONVILLE FL 32246-6484	1,245,081.075	84.19%

Short Term Bond Fund Class Y	CLISE PROPERTIES INC 1700 7TH AVE STE 1800 SEATTLE WA 98101-1312	233,782.636	15.81%

Short Term Bond Fund Class Z	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	144,944,748.224	71.41%

Short Term Bond Fund Class Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	11,830,122.171	5.83%

As of June 30, 2012, the name, address and percentage of ownership of each person who may be deemed to be a “control person” (as that term is defined in the 1940 Act) of a Fund because it owns of record more than 25% of the outstanding shares of the Fund by virtue of its fiduciary roles with respect to its clients or otherwise, is shown below. A control person may be able to facilitate shareholder approval of proposals it approves and to impede shareholder approval of proposals it opposes. If a control person’s record ownership of a Fund’s outstanding shares exceeds 50%, then, for certain shareholder proposals, such control person may be able to approve, or prevent approval, of such proposals without regard to votes by other Fund shareholders.

251

Control Person Ownership of the Fund with fiscal year ending March 31:

Fund	Shareholder Account Registration	Share Balance	Percentage of Fund
Short Term Bond Fund	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST FL 3 JACKSONVILLE FL 32246-6484	157,521,554.738	55.70%

As of June 30, 2012, the name, address and percentage of ownership of each person who may be deemed to be a “principal holder” (i.e., owns of record or is known by the Trust to own beneficially 5% or more of any class of a Fund’s outstanding shares) is listed below.

Principal Holder Ownership of the Funds with fiscal year ending April 30:

Fund/ Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
CA Intermediate Municipal Bond Fund Class A	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE E FL 3 JACKSONVILLE FL 32246-6484	566,901.177	28.04%

CA Intermediate Municipal Bond Fund Class A	AMERICAN ENTERPRISE INVESTMENT SVCS PO BOX 9446 MINNEAPOLIS MN 55440-9446	402,068.646	19.89%

CA Intermediate Municipal Bond Fund Class A	UBS WM USA ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	336,942.116	16.67%

CA Intermediate Municipal Bond Fund Class A	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	223,583.183	11.06%

CA Intermediate Municipal Bond Fund Class A	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	206,814.715	10.23%

252

Fund/ Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
CA Intermediate Municipal Bond Fund Class B	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN TIM ARMBRUSTMACHER 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	244.617	99.49%

CA Intermediate Municipal Bond Fund Class C	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE E FL 3 JACKSONVILLE FL 32246-6484	295,857.905	63.17%

CA Intermediate Municipal Bond Fund Class C	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	107,688.886	22.99%

CA Intermediate Municipal Bond Fund Class Z	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST FL 3 JACKSONVILLE FL 32246-6484	21,149,807.475	87.50%

Corporate Bond Portfolio Class A	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST FL 3 JACKSONVILLE FL 32246-6484	1,965,468.000	100.00%

GA Intermediate Municipal Bond Fund Class A	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE E FL 3 JACKSONVILLE FL 32246-6484	418,551.789	23.29%

GA Intermediate Municipal Bond Fund Class A	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	258,395.951	14.38%

253

Fund/ Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
GA Intermediate Municipal Bond Fund Class A	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	218,465.198	12.16%

GA Intermediate Municipal Bond Fund Class A	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	198,945.396	11.07%

GA Intermediate Municipal Bond Fund Class A	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	158,118.764	8.80%

GA Intermediate Municipal Bond Fund Class A	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	119,991.618	6.68%

GA Intermediate Municipal Bond Fund Class B	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE E FL 3 JACKSONVILLE FL 32246-6484	9,821.266	37.75%

GA Intermediate Municipal Bond Fund Class B	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	7,497.273	28.82%

GA Intermediate Municipal Bond Fund Class B	EDWARD D JONES & CO MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HTS MO 63043-3009	5,794.988	22.28%

GA Intermediate Municipal Bond Fund Class B	STIFEL NICOLAUS & CO INC LEAH C IVORY 501 N BROADWAY SAINT LOUIS MO 63102-2188	2,553.020	9.81%

GA Intermediate Municipal Bond Fund Class C	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	137,791.009	38.09%

254

Fund/ Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
GA Intermediate Municipal Bond Fund Class C	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	86,957.164	24.04%

GA Intermediate Municipal Bond Fund Class C	RAYMOND JAMES ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	45,836.789	12.67%

GA Intermediate Municipal Bond Fund Class Z	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST FL 3 JACKSONVILLE FL 32246-6484	6,701,181.345	94.40%

MD Intermediate Municipal Bond Fund Class A	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1,592,145.764	72.57%

MD Intermediate Municipal Bond Fund Class A	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	201,873.947	9.20%

MD Intermediate Municipal Bond Fund Class B	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	5,459.090	40.55%

MD Intermediate Municipal Bond Fund Class B	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	3,335.157	24.78%

MD Intermediate Municipal Bond Fund Class B	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	2,542.959	18.89%

255

Fund/ Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
MD Intermediate Municipal Bond Fund Class B	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	2,123.843	15.78%

MD Intermediate Municipal Bond Fund Class C	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	104,612.987	41.50%

MD Intermediate Municipal Bond Fund Class C	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	28,777.014	11.42%

MD Intermediate Municipal Bond Fund Class C	UBS WM USA ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	15,706.744	6.23%

MD Intermediate Municipal Bond Fund Class C	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	13,096.454	5.20%

MD Intermediate Municipal Bond Fund Class C	FIRST CLEARING LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	12,625.665	5.01%

MD Intermediate Municipal Bond Fund Class Z	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST FL 3 JACKSONVILLE FL 32246-6484	9,596,519.942	94.40%

Mortgage- and Asset-Backed Portfolio	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST FL 3 JACKSONVILLE FL 32246-6484	3,407,331.002	52.96%

Mortgage- and Asset-Backed Portfolio	COLUMBIA LIFEGOAL BALANCED GROWTH PORTFOLIO 1767 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0001	2,161,406.161	33.59%

256

Fund/ Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
Mortgage- and Asset-Backed Portfolio	COLUMBIA LIFEGOAL INCOME AND GROWTH PORTFOLIO 1767 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0001	660,097.798	10.26%

NC Intermediate Municipal Bond Fund Class A	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	790,729.030	25.52%

NC Intermediate Municipal Bond Fund Class A	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	552,393.410	17.83%

NC Intermediate Municipal Bond Fund Class A	UBS WM USA ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	380,955.371	12.30%

NC Intermediate Municipal Bond Fund Class A	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	301,631.236	9.74%

NC Intermediate Municipal Bond Fund Class A	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	234,790.098	7.58%

NC Intermediate Municipal Bond Fund Class A	RAYMOND JAMES ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	198,206.222	6.40%

NC Intermediate Municipal Bond Fund Class B	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	7,638.179	44.77%

257

Fund/ Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
NC Intermediate Municipal Bond Fund Class B	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	3,496.679	20.50%

NC Intermediate Municipal Bond Fund Class B	AMERICAN ENTERPRISE INVESTMENT SVCS PO BOX 9446 MINNEAPOLIS MN 55440-9446	2,871.413	16.83%

NC Intermediate Municipal Bond Fund Class B	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	2,812.106	16.48%

NC Intermediate Municipal Bond Fund Class C	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	171,990.678	22.82%

NC Intermediate Municipal Bond Fund Class C	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	160,648.878	21.31%

NC Intermediate Municipal Bond Fund Class C	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	148,298.669	19.67%

NC Intermediate Municipal Bond Fund Class C	UBS WM USA ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	64,285.655	8.53%

NC Intermediate Municipal Bond Fund Class Z	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST FL 3 JACKSONVILLE FL 32246-6484	14,434,586.195	88.63%

258

Fund/ Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
NC Intermediate Municipal Bond Fund Class Z	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	906,562.779	5.57%

SC Intermediate Municipal Bond Fund Class A	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	668,127.349	29.52%

SC Intermediate Municipal Bond Fund Class A	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	376,291.669	16.63%

SC Intermediate Municipal Bond Fund Class A	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	200,150.627	8.84%

SC Intermediate Municipal Bond Fund Class A	EDWARD D JONES & CO MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HTS MO 63043-3009	179,855.178	7.95%

SC Intermediate Municipal Bond Fund Class A	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	139,423.467	6.16%

SC Intermediate Municipal Bond Fund Class A	RAYMOND JAMES ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	121,951.132	5.39%

SC Intermediate Municipal Bond Fund Class A	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	120,226.184	5.31%

SC Intermediate Municipal Bond Fund Class B	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	5,594.606	39.09%

259

Fund/ Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
SC Intermediate Municipal Bond Fund Class B	EDWARD D JONES & CO MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HTS MO 63043-3009	4,447.019	31.07%

SC Intermediate Municipal Bond Fund Class B	RAYMOND JAMES ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	3,167.943	22.13%

SC Intermediate Municipal Bond Fund Class B	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1,102.306	7.70%

SC Intermediate Municipal Bond Fund Class C	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	543,430.100	40.84%

SC Intermediate Municipal Bond Fund Class C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	205,415.650	15.44%

SC Intermediate Municipal Bond Fund Class C	RAYMOND JAMES ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	199,141.896	14.97%

SC Intermediate Municipal Bond Fund Class C	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	143,292.207	10.77%

SC Intermediate Municipal Bond Fund Class Z	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST FL 3 JACKSONVILLE FL 32246-6484	9,833,071.882	86.02%

260

Fund/ Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
SC Intermediate Municipal Bond Fund Class Z	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	574,598.716	5.03%

Short Term Municipal Bond Fund Class A	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	7,623,784.279	38.00%

Short Term Municipal Bond Fund Class A	UBS WM USA ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	2,402,279.742	11.97%

Short Term Municipal Bond Fund Class A	AMERICAN ENTERPRISE INVESTMENT SVCS PO BOX 9446 MINNEAPOLIS MN 55440-9446	2,197,212.437	10.95%

Short Term Municipal Bond Fund Class A	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	1,513,733.618	7.55%

Short Term Municipal Bond Fund Class A	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	1,376,214.553	6.86%

Short Term Municipal Bond Fund Class A	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	1,141,584.053	5.69%

Short Term Municipal Bond Fund Class B	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST FLOOR 3 JACKSONVILLE FL 32246-6484	11,527.865	71.97%

261

Fund/ Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
Short Term Municipal Bond Fund Class B	JAMES WATSON JR DDS & SHIRLEY M WATSON JTTEN 354 DORWIN DRIVE NORFOLK VA 23502-5708	1,519.629	9.49%

Short Term Municipal Bond Fund Class B	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	1,235.990	7.72%

Short Term Municipal Bond Fund Class B	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	1,078.132	6.73%

Short Term Municipal Bond Fund Class C	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1,466,861.607	47.12%

Short Term Municipal Bond Fund Class C	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	333,813.176	10.72%

Short Term Municipal Bond Fund Class C	UBS WM USA ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	228,876.231	7.35%

Short Term Municipal Bond Fund Class C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	175,933.412	5.65%

Short Term Municipal Bond Fund Class C	RAYMOND JAMES ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	167,847.599	5.39%

Short Term Municipal Bond Fund Class Z	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	164,796,743.005	87.89%

262

Fund/ Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
VA Intermediate Municipal Bond Fund Class A	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST FL 3 JACKSONVILLE FL 32246-6484	2,662,315.955	57.25%

VA Intermediate Municipal Bond Fund Class A	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	458,278.808	9.86%

VA Intermediate Municipal Bond Fund Class A	AMERICAN ENTERPRISE INVESTMENT SVCS PO BOX 9446 MINNEAPOLIS MN 55440-9446	376,121.685	8.09%

VA Intermediate Municipal Bond Fund Class B	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	6,371.314	49.23%

VA Intermediate Municipal Bond Fund Class B	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	2,420.688	18.70%

VA Intermediate Municipal Bond Fund Class B	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	1,600.107	12.36%

VA Intermediate Municipal Bond Fund Class B	LPL FINANCIAL SERVICES 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	1,309.189	10.12%

VA Intermediate Municipal Bond Fund Class C	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	145,590.022	34.07%

263

Fund/ Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
VA Intermediate Municipal Bond Fund Class C	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	98,718.499	23.10%

VA Intermediate Municipal Bond Fund Class C	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	84,258.117	19.72%

VA Intermediate Municipal Bond Fund Class Z	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST FL 3 JACKSONVILLE FL 32246-6484	24,803,871.595	93.95%

As of June 30, 2012, the name, address and percentage of ownership of each person who may be deemed to be a “control person” (as that term is defined in the 1940 Act) of a Fund because it owns of record more than 25% of the outstanding shares of the Fund by virtue of its fiduciary roles with respect to its clients or otherwise, is shown below. A control person may be able to facilitate shareholder approval of proposals it approves and to impede shareholder approval of proposals it opposes. If a control person’s record ownership of a Fund’s outstanding shares exceeds 50%, then, for certain shareholder proposals, such control person may be able to approve, or prevent approval, of such proposals without regard to votes by other Fund shareholders.

Control Person Ownership of the Funds with fiscal year ending April 30:

Fund	Shareholder Account Registration	Share Balance	Percentage of Fund
CA Intermediate Municipal Bond Fund	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST FL 3 JACKSONVILLE FL 32246-6484	22,012,566.557	82.56%

Corporate Bond Portfolio	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST FL 3 JACKSONVILLE FL 32246-6484	1,965,468.000	100.00%

264

Fund	Shareholder Account Registration	Share Balance	Percentage of Fund
GA Intermediate Municipal Bond Fund	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST FL 3 JACKSONVILLE FL 32246-6484	7,216,511.564	77.74%

MD Intermediate Municipal Bond Fund	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST FL 3 JACKSONVILLE FL 32246-6484	11,222,901.810	88.89%

Mortgage- and Asset-Backed Portfolio	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST FL 3 JACKSONVILLE FL 32246-6484	3,407,331.002	52.96%

Mortgage- and Asset-Backed Portfolio	COLUMBIA LIFEGOAL BALANCED GROWTH PORTFOLIO 1767 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0001	2,161,406.161	33.59%

NC Intermediate Municipal Bond Fund	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST FL 3 JACKSONVILLE FL 32246-6484	15,377,110.573	76.29%

SC Intermediate Municipal Bond Fund	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST FL 3 JACKSONVILLE FL 32246-6484	11,045,731.637	73.44%

265

Fund	Shareholder Account Registration	Share Balance	Percentage of Fund
Short Term Municipal Bond Fund	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST FL 3 JACKSONVILLE FL 32246-6484	173,898,916.756	82.53%

VA Intermediate Municipal Bond Fund	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST FL 3 JACKSONVILLE FL 32246-6484	27,618,148.886	87.70%

Merrill Lynch, Pierce, Fenner & Smith Incorporated, a Delaware Corporation, is a registered broker-dealer located at One Bryant Park, New York, New York 10036. Bank of America Corporation is the ultimate parent company of Merrill Lynch, Pierce, Fenner & Smith Incorporated.

State Street Bank & Trust Company is organized under the laws of Massachusetts and is located at State Street Financial Center, One Lincoln Street, Boston, MA 02111. State Street Corporation is the ultimate parent of State Street Bank & Trust Company.

Columbia Management Investment Advisers, LLC, a Minnesota limited liability company, is a registered investment adviser located at 225 Franklin Street, Boston, MA 02110. Columbia Management Investment Advisers, LLC is a wholly-owned subsidiary of Ameriprise Financial, Inc.

American Enterprise Investment Services, Inc. provides brokerage services and is located at 5221 Ameriprise Financial Center, Minneapolis, MN 55474. American Enterprise Investment Services, Inc. is a wholly-owned subsidiary of Ameriprise Financial.

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LEGAL PROCEEDINGS

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Board of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

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APPENDIX A — DESCRIPTIONS OF SECURITIES RATINGS

This Appendix summarizes the various descriptions of securities ratings applicable to securities purchased by the Columbia Funds. Please refer to a Fund’s prospectus and statement of additional information to determine whether that Fund may invest in securities that have ratings described in this Appendix.

STANDARD & POOR’S (S&P)

Bonds

The following summarizes the ratings used by S&P for bonds. The ratings AAA, AA, A and BBB denote investment grade securities.

AAA bonds have the highest rating assigned by S&P and are considered to have an extremely strong capacity to pay interest and repay principal.

AA bonds are considered to have a very strong capacity to pay interest and repay principal, and they differ from AAA only in small degree.

A bonds are considered to have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB bonds are considered to have an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for bonds in the A category.

BB, B, CCC, CC and C bonds are considered to have predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or large exposures to adverse conditions.

BB bonds are considered to have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB – rating.

B bonds are considered to have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB – rating.

CCC bonds are considered to have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, the bonds are not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B – rating.

CC rating typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C rating typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC – debt rating. The C rating may be used to cover a situation, for example, where a bankruptcy petition has been filed, but debt service payments are continued.

CI rating is reserved for income bonds on which no interest is being paid.

D bonds are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Municipal Notes

SP-1. Notes rated SP-1 are considered to have very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated as SP-1+.

SP-2. Notes rated SP-2 are considered to have satisfactory capacity to pay principal and interest.

Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment:

Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note).

Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note).

Commercial Paper

A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

A-1. Issues assigned to this rating are considered to have overwhelming or very strong capacity for timely payment. Those issues determined to possess overwhelming safety characteristics are designed A-1+.

MOODY’S INVESTORS SERVICE, INC. (MOODY’S)

Municipal Bonds

Aaa bonds are considered to be of the best quality. They are considered to have the smallest degree of investment risk and are generally referred to as “gilt edge”. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While various protective elements are likely to change, such changes as can be visualized are most unlikely to impair a fundamentally strong position of such issues.

Aa bonds are considered to be of high quality by all standards. Together with Aaa bonds they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Those bonds in the Aa through B groups that Moody’s believes possess the strongest investment attributes are designated by the symbols Aa1, A1 or Baa1.

A bonds are considered to possess many favorable investment attributes and are to be considered to be upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment at some time in the future.

Baa bonds are considered to be medium grade obligations: they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba bonds are considered to have speculative elements: their future cannot be considered as well secured. Often, the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this grade.

B bonds are considered generally to lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa bonds are considered to be of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca bonds are considered to represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C bonds are the lowest rated class of bonds and issues so rated are considered to have extremely poor prospects of ever attaining any real investment standing.

Conditional Ratings. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting conditions attach. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Corporate Bonds

The description of the applicable rating symbols (Aaa, Aa, A, Baa, etc.) and their meanings is identical to that of the Municipal Bond ratings as set forth above, except for the numerical modifiers. Moody’s applies numerical modifiers 1, 2, and 3 in the Aa and A classifications of its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

Municipal Notes

MIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3. This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Commercial Paper

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Prime-1 Highest Quality

Prime-2 Higher Quality

Prime-3 High Quality

If an issuer represents to Moody’s that its commercial paper obligations are supported by the credit of another entity or entities, Moody’s, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.

FITCH, INC. (FITCH)

Long-Term Debt

Investment Grade Bond Ratings

AAA bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and/or dividends and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA bonds are considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A bonds are considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt securities with higher ratings.

BBB bonds are considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for securities with higher ratings.

Speculative Grade Bond Ratings

BB bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B bonds are considered highly speculative. While securities in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC bonds are considered to have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC bonds are considered to be minimally protected. Default in payment of interest and/or principal seems probable over time.

C bonds are in imminent default in payment of interest or principal.

DDD, DD, and D bonds are in default on interest and/or principal payments. Such securities are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these securities and D represents the lowest potential for recovery.

Plus (+) or minus (-): Plus or minus signs are used to show relative standing within the major rating categories. Plus and minus signs, however, are not used in the DDD, DD, or D categories.

Short-Term Debt

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and investment notes.

F-1+ obligations have exceptionally strong credit quality and are considered to have the strongest degree of assurance for timely payment.

F-1 obligations are considered to reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2 obligations are considered to have good credit quality. Securities in this class have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3 obligations are considered to have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S rating is assigned to obligations that are considered to have a minimal degree of assurance for timely payment and to be vulnerable to near-term adverse changes in financial and economic conditions.

B obligations are considered to have a minimal capacity for timely payment of financial commitments and a susceptibility to the adverse effects of changes in circumstances and economic conditions.

C rating is assigned to obligations that are considered to have a high default risk and whose capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D obligations are in actual or imminent payment default.

APPENDIX B — PROXY VOTING POLICY

PROXY VOTING GUIDELINES

AS AMENDED AND RESTATED — EFFECTIVE

JANUARY 24, 2011

Set forth on the following pages are guidelines adopted and used by the Funds listed on the cover page of the Statement of Additional Information to which these Guidelines are appended. These Funds are governed by the same Board of Trustees (the “Board”, “We”, “Us” or “Our”) and guide the Board in voting proxies on behalf of the Funds (the “Guidelines”). The Guidelines are organized by issue and present certain factors that may be considered in making proxy voting determinations. The Board may, in exercising its fiduciary discretion, determine to vote any proxy in a manner contrary to these Guidelines.

Directors, Boards, Committees

Elect Directors

In a routine election of directors, the Board generally votes FOR the slate nominated by the nominating committee of independent directors, who are in the best position to know what qualifications are needed for each director to contribute to an effective board. The Board generally will WITHHOLD support from a nominee who fails to meet one or more of the following criteria:

Independence – A nominee who is deemed an affiliate of the company by virtue of a material business, familial or other relationship with the company but is otherwise not an employee.

Attendance – A nominee who failed to attend at least 75% of the board’s meetings.

Over Boarding – A nominee who serves on more than four other public company boards or an employee director nominee who serves on more than two other public company boards.

Committee Membership – A nominee who has been assigned to the audit, compensation, nominating, or governance committee if that nominee is not independent of management, or if the nominee does not meet the specific independence and experience requirements for audit committees or the independence requirements for compensation committees.

Audit Committee Chair – A nominee who serves as audit committee chair where the committee failed to put forth shareholder proposals for ratification of auditors.

Board Independence – A nominee of a company whose board as proposed to be constituted would have more than one-third of its members from management.

Interlocking Directorship – A nominee who is an executive officer of another company on whose board one of the company’s executive officers sits.

Poor Governance – A nominee involved with options backdating, financial restatements or material weakness in controls, approving egregious compensation, or who has consistently disregarded the interests of shareholders.

The Board will vote on a CASE-BY-CASE basis on any director nominee who meets the aforementioned criteria but whose candidacy has otherwise been identified by the third party research provider as needing further consideration for any reason not identified above.

In the case of contested elections, the Board will vote on a CASE-BY-CASE basis, taking into consideration the above criteria and other factors such as the background of the proxy contest, the performance of the company, current board and management, and qualifications of nominees on both slates.

B-1

Shareholder Nominations for Director

The Board will vote on a CASE-BY-CASE basis for shareholder-nominated candidates for director, taking into account various factors including, but not limited to: company performance, the circumstances compelling the nomination by the shareholder, composition of the incumbent board, and the criteria listed above the Board uses to evaluate nominees.

Shareholder Nominations for Director – Special Criteria

The Board generally votes in accordance with recommendations made by its third party research provider, which are typically based on the view that board nominating committees are responsible for establishing and implementing policies regarding the composition of the board and are therefore in the best position to make determinations with respect to special nominating criteria.

Director Independence and Committees

The Board generally will vote FOR proposals that require all members of a board’s key committees (audit, compensation, nominating or governance) be independent from management.

Independent Board Chair/Lead Director

The Board generally will vote FOR proposals supporting an independent board chair or lead director and FOR the separation of the board chair and CEO roles, as independent board leaders foster the effectiveness of the independent directors and ensure appropriate oversight of management.

Removal of Directors

The Board generally will vote FOR proposals that amend governing documents to grant or restore shareholder ability to remove directors with cause, and AGAINST proposals that provide directors may be removed only by supermajority vote. The Board will vote on a CASE-BY-CASE basis on proposals calling for removal of specific directors.

Board Vacancies

The Board generally votes in accordance with recommendations made by its third party research provider in the case of vacancies filled by continuing directors, taking into account factors including whether the proposal is in connection with a proxy contest or takeover situation.

Cumulative Voting

In the absence of proxy access rights or majority voting, the Board generally will vote FOR the restoration or provision for cumulative voting and AGAINST its elimination.

Majority Voting

The Board generally will vote FOR amendments to governing documents that provide that nominees standing for election to the board must receive a majority of votes cast in order to be elected to the board.

Number of Directors

The Board generally will vote FOR amendments to governing documents that provide directors the authority to adjust the size of the board to adapt to needs that may arise.

B-2

Term Limits

The Board generally will vote AGAINST proposals seeking to establish a limit on director terms or mandatory retirement.

General Corporate Governance

Right to Call a Special Meeting

The Board generally votes in accordance with recommendations made by its third party research provider, which typically recommends votes FOR adoption, considering factors such as proposed ownership threshold, company size, and shareholder ownership, but will not support proposals allowing for investors with less than 10% ownership to call a special meeting.

Eliminate or Restrict Right to Call Special Meeting

The Board will generally vote AGAINST proposals to eliminate the right of shareholders to call special meetings.

Lead Independent Director Right to Call Special Meeting

The Board will generally vote FOR governance document amendments or other proposals which give the lead independent director the authority to call special meetings of the independent directors at any time.

Adjourn Meeting

The Board will vote on a CASE-BY-CASE basis on adjournment proposals and generally in the same direction as the primary proposal (i.e., if supporting the primary proposal, favor adjournment; if not supporting the primary proposal, oppose adjournment).

Other Business

The Board generally will vote AGAINST proposals seeking to give management the authority to conduct or vote on other business at shareholder meetings on the grounds that shareholders not present at the meeting would be unfairly excluded from such deliberations.

Eliminate or Restrict Action by Written Consent

The Board will generally vote AGAINST proposals to eliminate the right of shareholders to act by written consent since it may be appropriate to take such action in some instances.

Vote Unmarked Proxies

The Board generally will vote FOR proposals prohibiting voting of unmarked proxies in favor of management.

Proxy Contest Advance Notice

The Board generally will vote AGAINST proposals to amend governing documents that require advance notice for shareholder proposals or director nominees beyond notice that allows for sufficient time for company response, SEC review, and analysis by other shareholders.

Minimum Stock Ownership

The Board will vote on a CASE-BY-CASE basis on proposals regarding minimum stock ownership levels.

B-3

Director and Officer Indemnification

The Board will generally vote FOR the provision of a maximum dollar amount that can be obtained through the course of legal action from a director or officer who acts in good faith and does not benefit from a transaction.

Confidential Voting

The Board generally will vote FOR actions that ensure all proxies, ballots, and voting tabulations which identify shareholders be kept confidential, except where disclosure is mandated by law. The Board supports the proposal to minimize pressure on shareholders, particularly employee shareholders.

Miscellaneous Governing Document Amendments

The Board generally will vote FOR bylaw or charter changes that are of a housekeeping nature (e.g., updates or corrections).

Change Company Name

The Board will generally vote FOR routine business matters such as changing the company’s name.

Approve Minutes

The Board will generally vote FOR routine procedural matters such as approving the minutes of a prior meeting.

Change Date/Time/Location of Annual Meeting

The Board will vote in accordance with the recommendation of the third-party research provider on proposals to change the date, time or location of the company’s annual meeting of shareholders.

Approve Annual, Financial and Statutory Reports

The Board generally will vote FOR proposals to approve the annual reports and accounts, financial and statutory reports, provided companies required to comply with U.S. securities laws have included the certifications required by the Sarbanes Oxley Act of 2002.

Compensation

Approve or Amend Omnibus Equity Compensation Plan

The Board generally votes in accordance with recommendations made by its third party research provider, which typically recommends votes FOR adoption or amendments to omnibus (general) equity compensation plans for employees or non-employee directors if they are reasonable and consistent with industry and country standards, and AGAINST compensation plans that substantially dilute ownership interest in a company, provide participants with excessive awards, or have objectionable structural features.

Approve or Amend Stock Option Plan

The Board generally votes in accordance with recommendations made by its third party research provider, which are typically based on factors including cost, size, and pattern of grants in comparison to peer groups, history of repricing, and grants to senior executives and non-employee directors.

B-4

Approve or Amend Employee Stock Purchase Plan

The Board generally votes in accordance with recommendations made by its third party research provider, which are typically based on factors including the plan’s cost to shareholders, whether those costs are in line with the company’s peer’s plans, and whether the plan requires shareholder approval within five years.

Approve or Amend Performance-Based 162(m) Compensation Plan

The Board generally votes in accordance with recommendations made by its third party research provider, which are typically based on factors that consider the goal of the plan and in particular the linkage between potential payments to senior executives and the attainment of preset performance-based metrics.

Approve or Amend Restricted Stock Plan

The Board generally votes in accordance with recommendations made by its third party research provider, which considers such factors as the balance of all equity grants and awards, the term and other restrictions in place for restricted stock.

Stock Option Repricing or Exchanges

The Board generally votes in accordance with recommendations made by its third party research provider on matters relating to the repricing of stock options, which are typically based on factors such as whether the amending terms lead to a reduction in shareholder rights, allow the plan to be amended without shareholder approval, or change the terms to the detriment of employee incentives such as excluding a certain class or group of employees. The Board generally will vote FOR proposals to put stock option repricings to a shareholder vote.

Performance-Based Stock Options

The Board will vote on a CASE-BY-CASE basis regarding proposals urging that stock options be performance-based rather than tied to the vagaries of the stock market.

Ban Future Stock Option Grants

The Board generally will vote AGAINST proposals seeking to ban or eliminate stock options in equity compensation plans as such an action would preclude the company from offering a balanced compensation program.

Require Stock Retention Period

The Board generally will vote FOR proposals requiring senior executives to hold stock obtained by way of a stock option plan for a minimum of three years.

Require Approval of Extraordinary Benefits

The Board generally will vote FOR proposals specifying that companies disclose any extraordinary benefits paid or payable to current or retired senior executives and generally will vote AGAINST proposals requiring shareholder approval of any such extraordinary benefits.

Pay for Performance

The Board will vote on a CASE-BY-CASE basis regarding proposals seeking to align executive compensation with shareholders’ interests.

B-5

Say on Pay

The Board generally votes in accordance with recommendations made by its third party research provider on these proposals, taking into consideration the nature of the proposal, whether the proposal seeks any change in compensation policy, and an analysis of the Compensation Discussion and Analysis disclosure and pay for performance practices of the company.

Executive Severance Agreements

The Board generally votes in accordance with recommendations made by its third party research provider on these proposals regarding approval of specific executive severance arrangements in the event of change in control of a company or due to other circumstances.

Approve or Amend Deferred Compensation Plans for Directors

The Board generally will vote FOR approval or amendments to deferred compensation plans for non-employee directors, so that they may defer compensation earned until retirement.

Set Director Compensation

The Board generally will vote AGAINST proposals that seek to limit director compensation or mandate that compensation be paid solely in shares of stock.

Director Retirement Plans

The Board will generally vote AGAINST the adoption or amendment of director retirement plans on the basis that directors should be appropriately compensated while serving and should not view service on a board as a long-term continuing relationship with a company.

Business Entity and Capitalization

Common or Preferred Stock – Increase in Authorized Shares or Classes

The Board will vote on a CASE-BY-CASE basis regarding proposals to increase authorized shares of common stock or to add a class of common stock, taking into consideration the company’s capital goals that may include stock splits, stock dividends, or financing for acquisitions or general operations. With respect to proposals seeking to increase authorized shares of preferred stock, to add a class of preferred stock, to authorize the directors to set the terms of the preferred stock or to amend the number of votes per share of preferred stock, The Board will vote on a CASE-BY-CASE basis on the grounds that such actions may be connected to a shareholder rights’ plan that the Board also will consider on a CASE-BY-CASE basis.

Common or Preferred Stock – Decrease in Authorized Shares or Classes

The Board generally will vote FOR proposals seeking to decrease authorized shares of common or preferred stock or the elimination of a class of common or preferred stock.

Common Stock – Change in Par Value

The Board generally will vote FOR proposals to change the par value of the common stock, provided that the changes do not cause a diminution in shareholder rights.

B-6

Authorize Share Repurchase Program

The Board generally will vote FOR proposals to institute or renew open market share repurchase plans in which all shareholders may participate on equal terms.

Stock Splits

The Board generally will vote FOR stock split proposals on the grounds that they intended to encourage stock ownership of a company.

Private Placements, Conversion of Securities, Issuance of Warrants or Convertible Debentures

The Board will generally vote FOR the issuance of shares for private placements, the conversion of securities from one class to another, and the issuance of warrants or convertible debentures on the grounds that such issuances may be necessary and beneficial for the financial health of the company and may be a low cost source of equity capital. The Board will generally vote AGAINST any such issuance or related action if the proposal would in any way result in new equity holders having superior voting rights, would result in warrants or debentures, when exercised, holding in excess of 20 percent of the currently outstanding voting rights, or if the proposal would in any way diminish the rights of existing shareholders.

Issuance of Equity or Equity-Linked Securities without Subscription Rights (Preemptive Rights)

The Board generally will vote FOR proposals that seek shareholder approval of the issuance of equity, convertible bonds or other equity-linked debt instruments, or to issue shares to satisfy the exercise of such securities that are free of subscription (preemptive) rights on the grounds that companies must retain the ability to issue such securities for purposes of raising capital. The Board generally will vote AGAINST any proposal where dilution exceeds 20 percent of the company’s outstanding capital.

Recapitalization

The Board generally will vote FOR recapitalization plans that combine two or more classes of stock into one class, or that authorize the company to issue new common or preferred stock for such plans. The Board generally will vote AGAINST recapitalization plans that would result in the diminution of rights for existing shareholders.

Merger Agreement

The Board will vote on a CASE-BY-CASE basis on proposals seeking approval of a merger or merger agreement and all proposals related to such primary proposals, taking into consideration the particular facts and circumstances of the proposed merger and its potential benefits to existing shareholders.

Going Private

The Board will vote on a CASE-BY-CASE basis on proposals that allow listed companies to de-list and terminate registration of their common stock, taking into consideration the cash-out value to shareholders, and weighing the value in continuing as a publicly traded entity.

Reincorporation

The Board will vote on a CASE-BY-CASE basis on reincorporation proposals, taking into consideration whether financial benefits (e.g., reduced fees or taxes) likely to accrue to the company as a result of a reincorporation or other change of domicile outweigh any accompanying material diminution of shareholder rights. The Board will generally vote AGAINST the proposal unless the long-term business reasons for doing so are valid. The Board will generally vote FOR proposals to consider reincorporating in the United States if a company left the country for the purpose of avoiding taxes.

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Bundled Proposals

The Board generally votes in accordance with recommendations made by its third party research provider on “bundled” or otherwise conditioned proposals, which are determined depending on the overall economic effects to shareholders.

Defense Mechanisms

Shareholder Rights’ Plan (Poison Pill)

The Board will vote on a CASE-BY-CASE basis regarding management proposals seeking ratification of a shareholder rights’ plan, including a net operating loss (NOL) shareholder rights’ plan, or stockholder proposals seeking modification or elimination of any existing shareholder rights’ plan.

Supermajority Voting

The Board generally will vote FOR the elimination or material diminution of provisions in company governing documents that require the affirmative vote of a supermajority of shareholders for approval of certain actions, and generally will vote AGAINST the adoption of any supermajority voting clause.

Control Share Acquisition Provisions

The Board generally will vote FOR proposals to opt out of control share acquisition statutes and will generally vote AGAINST proposals seeking approval of control share acquisition provisions in company governing documents on the grounds that such provisions may harm long-term share value by effectively entrenching management. The ability to buy shares should not be constrained by requirements to secure approval of the purchase from other shareholders.

Anti-Greenmail

The Board generally will vote FOR proposals to adopt anti-greenmail governing document amendments or to otherwise restrict a company’s ability to make greenmail payments.

Classification of Board of Directors

The Board generally will vote FOR proposals to declassify a board and AGAINST proposals to classify a board, absent special circumstances that would indicate that shareholder interests are better served by voting to the contrary.

Auditors

Ratify or Appoint Auditors

The Board generally votes in accordance with recommendations made by its third party research provider, which typically recommends votes FOR ratification or appointment except in situations where there are questions about the relative qualification of the auditors, conflicts of interest, auditor involvement in significant financial restatements, option backdating, material weaknesses in controls, attempts to limit auditor liability or situations where independence has been compromised.

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Prohibit or Limit Auditor’s Non-Audit Services

The Board generally votes in accordance with recommendations made by its third party research provider, which typically recommends votes AGAINST these proposals since it may be necessary or appropriate for auditors to provide a service related to the business of a company and that service will not compromise the auditors’ independence. In addition, Sarbanes-Oxley legislation spells out the types of services that need pre-approval or would compromise independence.

Indemnification of External Auditor

The Board will generally vote AGAINST proposals to indemnify external auditors on the grounds that indemnification agreements may limit pursuit of legitimate legal recourse against the audit firm.

Indemnification of Internal Auditor

The Board will generally vote FOR the indemnification of internal auditors, unless the costs associated with the approval are not disclosed.

Social and Environmental

Disclose Social Agenda

The Board generally will ABSTAIN from voting on proposals that seek disclosure, often in the form of a report, on items such as military contracts or sales, environmental or conservation initiatives, business relationships with foreign countries, or animal welfare for the following reasons: a) our clients are likely to have different views of what is a socially responsible policy, b) whether social responsibility issues other than those mandated by law should be the subject of corporate policy, or c) because the impact of such disclosure on share value can rarely be anticipated with any degree of confidence.

Socially Responsible Investing

The Board generally will ABSTAIN from voting on proposals that seek to have a company take a position on social or environmental issues, for the reasons cited under ‘Disclose Social Agenda’ above.

Prohibit or Disclose Contributions and Lobbying Expenses

The Board generally votes in accordance with recommendations made by its third party research provider, which typically considers the proposal in the context of the company’s current disclosures, Federal and state laws, and whether the proposal is in shareholders’ best interests.

Disclose Prior Government Service

The Board generally will ABSTAIN from voting on proposals seeking the company to furnish a list of high-ranking employees who served in any governmental capacity over the last five years.

Change in Operations or Products Manufactured or Sold

The Board generally will ABSTAIN from voting on proposals seeking to change the way a company operates (e.g., protect human rights, sexual orientation, stop selling tobacco products, move manufacturing operations to another country, etc.).

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Executive Compensation Report

The Board generally will vote AGAINST proposals seeking companies to issue a report on linkages between executive compensation and financial, environmental and social performance on the grounds that executive compensation is a business matter for the company’s board to consider.

Pay Equity

The Board will generally vote AGAINST proposals seeking a cap on the total pay and other compensation of its executive officers to no more than a specified multiple of the pay of the average employee of the company.

Foreign Issues

Foreign Issues- Directors, Boards, Committees

Approve Discharge of Management (Supervisory) Board

The Board generally votes in accordance with recommendations made by its third party research provider, which typically recommends votes FOR approval of the board, based on factors including whether there is an unresolved investigation or whether the board has participated in wrongdoing. This is a standard request in Germany and discharge is generally granted unless a shareholder states a specific reason for withholding discharge and intends to take legal action.

Announce Vacancies on Management (Supervisory) Board

The Board generally will vote FOR proposals requesting shareholder approval to announce vacancies on the board, as is required under Dutch law.

Approve Director Fees

The Board generally votes in accordance with recommendations made by its third party research provider on proposals seeking approval of director fees.

Foreign Issues- General Corporate Governance

Digitalization of Certificates

The Board generally will vote FOR proposals seeking shareholder approval to amend a company’s articles of incorporation to eliminate references to share certificates and beneficial owners, and to make other related changes to bring the articles in line with recent regulatory changes for Japanese companies.

Authorize Filing of Required Documents and Other Formalities

The Board generally will vote FOR proposals requesting shareholders authorize the holder of a copy of the minutes of the general assembly to accomplish any formalities required by law, as is required in France.

Propose Publications Media

The Board generally will vote FOR proposals requesting shareholders approve the designation of a newspaper as the medium to publish the company’s meeting notice, as is common in Chile and other countries.

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Clarify Articles of Association or Incorporation

The Board generally will vote FOR proposals seeking shareholder approval of routine housekeeping of the company’s articles, including clarifying items and deleting obsolete items.

Update Articles of Association or Incorporation with Proxy Results

The Board generally will vote FOR proposals requesting shareholders approve changes to the company’s articles of association or incorporation to reflect the results of a proxy vote by shareholders, which is a routine proposal in certain country’s proxies.

Conform Articles of Association or Incorporation to Law or Stock Exchange

The Board generally will vote FOR proposals requesting shareholder approval to amend the articles of association or incorporation to conform to new requirements in local or national law or rules established by a stock exchange on which its stock is listed.

Authorize Board to Ratify and Execute Approved Resolutions

The Board generally will vote FOR proposals requesting shareholder approval to authorize the board to ratify and execute any resolutions approved at the meeting.

Prepare and Approve List of Shareholders

The Board generally votes FOR proposals requesting shareholder approval for the preparation and approval of the list of shareholders entitled to vote at the meeting, which is a routine formality in European countries.

Authorize Company to Engage in Transactions with Related Parties

The Board generally will vote FOR proposals requesting shareholder approval for the company, its subsidiaries, and target associated companies to enter into certain transactions with persons who are considered “interested parties” as defined in Chapter 9A of the Listing Manual of the Stock Exchange of Singapore (SES), as the SES related-party transaction rules are fairly comprehensive and provide shareholders with substantial protection against insider trading abuses.

Amend Articles to Lower Quorum Requirement for Special Business

The Board generally will vote on a CASE-BY-CASE basis on proposals seeking to amend the articles to lower the quorum requirement to one-third for special business resolutions at a shareholder meeting, which is common when certain material transactions such as mergers or acquisitions are to be considered by shareholders.

Change Date/Location of Annual Meeting

The Board will vote in accordance with the recommendation of the third-party research provider on proposals to change the date, time or location of the company’s annual meeting of shareholders.

Elect Chairman of the Meeting

The Board generally will vote FOR proposals requesting shareholder approval to elect the chairman of the meeting, which is a routine meeting formality in certain European countries.

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Authorize New Product Lines

The Board generally will vote FOR proposals requesting shareholder approval to amend the company’s articles to allow the company to expand into new lines of business.

Approve Financial Statements, Directors’ Reports and Auditors’ Reports

The Board generally will vote FOR proposals that request shareholder approval of the financial statements, directors’ reports, and auditors’ reports.

Foreign Issues- Compensation

Approve Retirement Bonuses for Directors/Statutory Auditors

The Board generally will ABSTAIN from voting on proposals requesting shareholder approval for the payment of retirement bonuses to retiring directors and/or statutory auditors, which is a standard request in Japan, because information to justify the proposal is typically insufficient.

Approve Payment to Deceased Director’s/Statutory Auditor’s Family

The Board generally will ABSTAIN from voting on proposals requesting shareholder approval for the payment of a retirement bonus to the family of a deceased director or statutory auditor, which is a standard request in Japan, because information to justify the proposal is typically insufficient.

Foreign Issues- Business Entity, Capitalization

Set or Approve the Dividend

The Board generally will vote FOR proposals requesting shareholders approve the dividend rate set by management.

Approve Allocation of Income and Dividends

The Board generally will vote FOR proposals requesting shareholders approve a board’s allocation of income for the current fiscal year, as well as the dividend rate.

Approve Scrip (Stock) Dividend Alternative

The Board generally will vote FOR proposals requesting shareholders authorize dividend payments in the form of either cash or shares at the discretion of each shareholder, provided the options are financially equal. The Board generally will vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Authorize Issuance of Equity or Equity-Linked Securities

The Board generally will vote FOR proposals requesting shareholder approval to permit the board to authorize the company to issue convertible bonds or other equity-linked debt instruments or to issue shares to satisfy the exercise of such securities.

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Authorize Issuance of Bonds

The Board generally will vote FOR proposals requesting shareholder approval granting the authority to the board to issue bonds or subordinated bonds.

Authorize Capitalization of Reserves for Bonus Issue or Increase in Par Value

The Board generally will vote FOR proposals requesting shareholder approval to increase authorized stock by capitalizing various reserves or retained earnings, which allows shareholders to receive either new shares or a boost in the par value of their shares at no cost.

Increase Issued Capital for Rights Issue

The Board generally will vote FOR proposals requesting shareholder approval to increase to issued capital in order to offer a rights issue to current registered shareholders, which provides shareholders the option of purchasing additional shares of the company’s stock, often at a discount to market value, and the company will use the proceeds from the issue to provide additional financing.

Board Authority to Repurchase Shares

The Board generally will vote FOR proposals requesting that a board be given the authority to repurchase shares of the company on the open market, with such authority continuing until the next annual meeting.

Authorize Reissuance of Repurchased Shares

The Board generally will vote FOR proposals requesting shareholder approval to reissue shares of the company’s stock that had been repurchased by the company at an earlier date.

Approve Payment of Corporate Income Tax

The Board generally will vote FOR proposals seeking approval for the use by a company of its reserves in order to pay corporate taxes, which is common practice in Europe.

Cancel Pre-Approved Capital Issuance Authority

The Board generally will vote FOR proposals requesting shareholders cancel a previously approved authority to issue capital, which may be necessary in Denmark as companies there do not have authorized but unissued capital that they may issue as needed like their counterparts in other countries.

Allotment of Unissued Shares

The Board generally will vote FOR proposals requesting that shareholders give the board the authority to allot or issue unissued shares.

Authority to Allot Shares for Cash

The Board generally will vote FOR proposals requesting that shareholders give the board the ability to allot a set number of authorized but unissued shares for the purpose of employee share schemes and to allot equity securities for cash to persons other than existing shareholders up to a limited aggregate nominal amount (a percentage of the issued share capital of the company).

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Foreign Issues- Defense Mechanisms

Authorize Board to Use All Outstanding Capital

The Board will vote on a CASE-BY-CASE basis on proposals requesting shareholders authorize the board, for one year, to use all outstanding capital authorizations in the event that a hostile public tender or exchange offer is made for the company, which is a common anti-takeover measure in France similar to the way U.S. companies use preferred stock.

Foreign Issues- Auditors

Approve Special Auditors’ Report

The Board generally will vote FOR proposals that present shareholders of French companies, as required by French law, with a special auditor’s report that confirms the presence or absence of any outstanding related party transactions. At a minimum, such transactions (with directors or similar parties) must be previously authorized by the board. This part of the French commercial code provides shareholders with a mechanism to ensure an annual review of any outstanding related party transactions.

Appoint Statutory Auditor

The Board generally will vote FOR proposals requesting shareholder approval to appoint the internal statutory auditor, designated as independent internal auditor as required by the revised Japanese Commercial Code.

Foreign Issues- Social and Environmental

Authorize Company to Make EU Political Organization Donations

The Board generally will ABSTAIN from voting on proposals that seek authorization for the company to make EU political organization donations and to incur EU political expenditures.

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APPENDIX C — MORE INFORMATION ABOUT CHOOSING A SHARE CLASS

Front-End Sales Charge Reductions – Accounts Eligible for Aggregation

The following accounts are eligible for account value aggregation for purposes of the right of accumulation and letters of intent as described in the prospectuses offering share classes subject to a front-end sales charge:

•	Individual or joint accounts;

•

Roth and traditional Individual Retirement Accounts (IRAs), Simplified Employee Pension accounts (SEPs), Savings Investment Match Plans for Employees of Small Employers accounts (SIMPLEs) and Tax Sheltered Custodial Accounts (TSCAs);

•	Uniform Gifts to Minors Act (UGMA)/Uniform Transfers to Minors (UTMA) accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child;

•	Revocable trust accounts for which you or an immediate family member, individually, is the beneficial owner/grantor;

•	Accounts held in the name of your, your spouse’s, or your domestic partner’s sole proprietorship or single owner limited liability company or S corporation;

•

Qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan; and

•	Investments in wrap accounts;

provided that each of the accounts identified above is invested in Class A, Class B, Class C, Class E, Class F, Class T, Class W and/or Class Z shares of the Funds.

The following accounts are not eligible for account value aggregation:

•

Accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts);

•	Accounts invested in Class I, Class R, Class R3, Class R4, Class R5 and/or Class Y shares of the Funds;

•	Investments in 529 plans, donor advised funds, variable annuities, variable life insurance products, or managed separate accounts;

•	Charitable and irrevocable trust accounts; and

•	Accounts holding shares of money market Funds that used the Columbia brand before May 1, 2010.

Sales Charge Waivers

Front-End Sales Charge Waivers

The following categories of investors may buy Class A, Class E and Class T shares of the Funds at net asset value, without payment of any front-end sales charge that would otherwise apply:

•	Current or retired Fund Board members, officers or employees of the Funds or Columbia Management or its affiliates[1];

•	Current or retired Ameriprise Financial Services, Inc. financial advisors and employees of such financial advisors[1];

•	Registered representatives and other employees of affiliated or unaffiliated Selling Agents having a selling agreement with the Distributor[1];

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•	Registered broker-dealer firms that have entered into a dealer agreement with the Distributor may buy Class A shares without paying a front-end sales charge for their investment account only;

•	Portfolio managers employed by subadvisers of the Funds[1];

•	Partners and employees of outside legal counsel to the Funds or the Funds’ directors or trustees who regularly provide advice and services to the Funds, or to their directors or trustees; and

•	Direct rollovers from qualified employee benefit plans, provided that the rollover involves a transfer to Class A shares in the same Fund.

•	Employees of Bank of America, its affiliates and subsidiaries.

•	Employees or partners of Columbia Wanger Asset Management, LLC and Marsico Capital Management, LLC (or their successors).

•

Individuals receiving a distribution from a Bank of America trust, fiduciary, custodial or other similar account may use the proceeds of that distribution to buy Class A shares without paying a front-end sales charge, as long as the proceeds are invested in the funds within 90 days of the date of distribution.

•

Any shareholder who owned shares of any fund of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000 (when all of the then outstanding shares of Columbia Acorn Trust were re-designated Class Z shares) and who since that time has remained a shareholder of any Fund, may buy Class A shares of any Fund without paying a front-end sales charge in those cases where a Columbia Fund Class Z share is not available.

•

Galaxy Fund shareholders prior to December 1, 1995; and shareholders who (i) bought Galaxy Fund Prime A shares without paying a front-end sales charge and received Class A shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Prime A shares were originally bought.

•

(For Class T shares only) Shareholders who (i) bought Galaxy Fund Retail A shares at net asset value and received Class T shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Retail A shares were originally bought; and Boston 1784 Fund shareholders on the date that those funds were reorganized into Galaxy Funds.

•	Separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11);

•	At the Fund’s discretion, front-end sales charges may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.

Purchases of Class A, Class E and Class T shares may be made at net asset value if they are made as follows:

•	With dividend or capital gain distributions from a Fund or from the same class of another Fund;

•

Through or under a wrap fee product or other investment product sponsored by a Selling Agent that charges an account management fee or other managed agency/asset allocation accounts or programs involving fee-based compensation arrangements that have or that clear trades through a Selling Agent that has a selling agreement with the Distributor;

•	Through state sponsored college savings plans established under Section 529 of the Internal Revenue Code; or

•	Through banks, trust companies and thrift institutions, acting as fiduciaries;

•	Through “employee benefit plans” created under section 401(a), 401(k), 457 and 403(b), and qualified deferred compensation plans, that have a plan level or omnibus account maintained with the Fund or

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the Transfer Agent and transacts directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper; and

[1]	Including their spouses or domestic partners, children or step-children, parents, step-parents or legal guardians, and their spouse’s or domestic partner’s parents, step-parents, or legal guardians.

Investors can also buy Class A shares without paying a sales charge if the purchase is made from the proceeds of a sale from any Columbia Fund Class A, B, C or T shares of another fund in the Columbia Funds Complex (other than Columbia Money Market Fund or Columbia Government Money Market Fund) within 90 days, up to the amount of the sales proceeds. In addition, shareholders of the money market fund series of BofA Funds Series Trust, which were formerly referred to as the Columbia Money Market Funds (the Former Columbia Money Market Funds), can also buy Class A shares of the Columbia Funds without paying a sales charge if the purchase is made from the proceeds of a sale of shares from a Former Columbia Money Market Fund within 90 days, up to the amount of the sales proceeds, provided that the proceeds are from the sale of shares of a Former Columbia Money Market Fund purchased on or before April 30, 2010. To be eligible for these reinstatement privileges the purchase must be made into an account for the same owner, but does not need to be into the same fund from which the shares were sold. The Transfer Agent, Distributor or their agents must receive a written reinstatement request within 90 days after the shares are sold and the purchase of Class A shares through this reinstatement privilege will be made at the NAV of such shares next calculated after the request is received in good order.

Restrictions may apply to certain accounts and certain transactions. The Funds may change or cancel these terms at any time. Any change or cancellation applies only to future purchases. Unless you provide your financial advisor with information in writing about all of the factors that may count toward a waiver of the sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible. You should request that your financial advisor provide this information to the Funds when placing your purchase order. For more information about the sales charge reductions and waivers described here, as well as additional categories of eligible investors, please see the applicable prospectus.

Contingent Deferred Sales Charge Waivers (Class A, Class B, Class C and Class T Shares)

Shareholders won’t pay a CDSC on redemption of Class A, Class C and Class T shares:

•	In the event of the shareholder’s death;

•	For which no sales commission or transaction fee was paid to an authorized Selling Agent at the time of purchase;

•	Purchased through reinvestment of dividend and capital gain distributions;

•	In an account that has been closed because it falls below the minimum account balance;

•	That result from required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70 1/2;

•

That result from returns of excess contributions made to retirement plans or individual retirement accounts, so long as the Selling Agent returns the applicable portion of any commission paid by the Distributor;

•	Of Class A shares of a Fund initially purchased by an employee benefit plan;

•	Other than Class A shares of a Fund initially purchased by an employee benefit plan that are not connected with a plan level termination;

•	In connection with the Fund’s Small Account Policy (as described in the applicable prospectus); and

•	At a Fund’s discretion, issued in connection with plans of reorganization, including but not limited to mergers, asset acquisitions and exchange offers, to which the Fund is a party.

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Shareholders won’t pay a CDSC on redemption of Class B shares:

•	In the event of the shareholder’s death; and

•	That result from required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70 1/2.

Below are additional categories of CDSC waivers:

•

For shares purchased prior to September 7, 2010, CDSCs may be waived on sales after the sole shareholder on an individual account or a joint tenant on a joint tenant account becomes disabled (as defined by Section 72(m)(7) of the Code). To be eligible for such a waiver: (i) the disability must arise after the account is opened and (ii) a letter from a physician must be signed under penalty of perjury stating the nature of the disability. If the account is transferred to a new registration and then shares are sold, the applicable CDSC will be charged.*

•

For shares purchased prior to September 7, 2010, CDSCs may be waived on shares sold by health savings accounts sponsored by third party platforms, including those sponsored by Bank of America affiliates.*

•

For shares purchased prior to September 7, 2010, CDSCs may be waived on (i) shares sold for medical payments that exceed 7.5% of income and (ii) distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least twelve weeks.*

•

For shares purchased prior to September 7, 2010, CDSCs may be waived on sales occurring pursuant to a SWP established with the Transfer Agent, to the extent that the sales do not exceed, on an annual basis, 12% of the account’s value as long as distributions are reinvested. Otherwise, a CDSC will be charged on SWP sales until this requirement is met.

•

CDSCs may be waived on shares (except for Class B shares) sold by certain group retirement plans held in omnibus accounts. However, CDSC may not be waived for Class C shares if the waiver would occur as a result of a plan-level termination.

•

CDSCs may be waived on shares sold in connection with distributions from qualified retirement plans, government (Section 457) plans, individual retirement accounts or custodial accounts under Section 403(b)(7) of the Code, following normal retirement or the attainment of age 59 1/2 for shares purchased prior to September 7, 2010.**

•

For Class B shares, and for Class A and Class C shares purchased prior to September 7, 2010, CDSCs may be waived on shares sold in connection with loans from qualified retirement plans to shareholders.*

*	Fund investors and Selling Agents must inform the Fund or the Transfer Agent in writing that the Fund investor qualifies for the particular sales charge waiver and provide proof thereof.

**	For direct trades on non-prototype retirement accounts where the date of birth of the Fund shareholder is not maintained, the shareholder or Selling Agent must inform the Fund or the Transfer Agent in writing that the Fund investor qualifies for the particular sales charge waiver and provide proof thereof.

Restrictions may apply to certain accounts and certain transactions. The Distributor may, in its sole discretion, authorize the waiver of the CDSC for additional classes of investors. The Fund may change or cancel these terms at any time. Any change or cancellation applies only to future purchases. For more information about the sales charge reductions and waivers described here, as well as additional categories of eligible redemptions, please see the prospectuses.

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Minimum Initial Investment in Class Z Shares

Class Z shares are available only to certain eligible investors, which are subject to different minimum initial investment requirements described in the prospectuses, as supplemented. In addition to the categories of Class Z investors described in the prospectuses, as supplemented, the minimum initial investment in Class Z shares is as follows:

There is no minimum initial investment in Class Z shares for any health savings account sponsored by a third party platform, including those sponsored by affiliates of Bank of America.

The minimum initial investment in Class Z shares for the following eligible investors is $1,000:

•

Any persons employed as of April 30, 2010 by the Legacy Columbia Funds’ former investment manager, distributor or transfer agent and immediate family members of any of the foregoing who share the same address and any employee of the Investment Manager, Distributor or Transfer Agent and immediate family members of any of the foregoing who share the same address and are eligible to make new and subsequent purchases in Class Z shares through an individual retirement account. If you maintain your account with a financial intermediary, you must contact that financial intermediary each time you seek to purchase shares to notify them that you qualify for Class Z shares.

The minimum initial investment in Class Z shares for the following categories of eligible investors is $2,000:

•

Any client of Bank of America or one of its subsidiaries buying shares through an asset management company, trust, fiduciary, retirement plan administration or similar arrangement with Bank of America or the subsidiary.

•	Any employee (or family member of an employee) of Bank of America or one of its subsidiaries.

•	Any investor buying shares through a Columbia Management state tuition plan organized under Section 529 of the Internal Revenue Code.

•	Any trustee or director (or family member of a trustee or director) of a fund distributed by the Distributor.

•

Any persons employed as of April 30, 2010 by the Legacy Columbia Funds’ former investment manager, distributor or transfer agent and immediate family members of any of the foregoing who share the same address and any employee of the Investment Manager, Distributor or Transfer Agent and immediate family members of any of the foregoing who share the same address and are eligible to make new and subsequent purchases in Class Z shares through a non-retirement account. If you maintain your account with a financial intermediary, you must contact that financial intermediary each time you seek to purchase shares to notify them that you qualify for Class Z shares.

Class B Shares—Conversion to Class A Shares

Class B shares purchased in a Legacy Columbia Fund at any time and Legacy RiverSource Fund (including former Seligman Fund) on or after June 13, 2009 automatically convert to Class A shares after you’ve owned the shares for eight years, except for Class B shares of Columbia Short Term Municipal Bond Fund, which do not convert to Class A shares. Class B shares originally purchased in a Legacy RiverSource Fund (other than a former Seligman Fund) on or prior to June 12, 2009 will convert to Class A shares after eight and one half years of ownership. Class B shares originally purchased in a former Seligman Fund on or prior to June 12, 2009 will convert to Class A shares in the month prior to the ninth year of ownership. The conversion feature allows you to benefit from the lower operating costs of Class A shares, which can help increase your total returns from an investment in the Fund.

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The following rules apply to the conversion of Class B shares to Class A shares:

•

Class B shares are converted on or about the 15th day of the month that they become eligible for conversion. For purposes of determining the month when your Class B shares are eligible for conversion, the start of the holding period is the first day of the month in which your purchase was made.

•	Any shares you received from reinvested distributions on these shares generally will convert to Class A shares at the same time.

•

You’ll receive the same dollar value of Class A shares as the Class B shares that were converted. Class B shares that you received from an exchange of Class B shares of another Fund will convert based on the day you bought the original shares.

•	No sales charge or other charges apply, and conversions are free from U.S. federal income tax.

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APPENDIX D — DESCRIPTION OF STATE RISK FACTORS

State Tax-Exempt Funds

The state tax-exempt Funds invest primarily in municipal securities issued by a single state and political sub-divisions of that state. Each state tax-exempt Fund will be particularly affected by political and economic conditions and developments in the state in which it invests. This exposure to factors affecting the state’s tax-exempt investments will be significantly greater than that of more geographically diversified funds, and may result in greater losses and volatility. Because of the relatively small number of issuers of tax-exempt securities in a given state, the Fund may invest a higher percentage of assets in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. At times, a Fund and other accounts managed by the Investment Manager may own all or most of the debt of a particular issuer. This concentration of ownership may make it more difficult to sell, or to determine the fair value of, these investments. In addition, a Fund may focus on a segment of the tax-exempt debt market, such as revenue bonds for health care facilities, housing or airports. These investments may cause the value of a Fund’s shares to change more than the values of shares of funds that invest more diversely. The yields on the securities in which the Funds invest generally are dependent on a variety of factors, including, among others, the financial condition of the issuer or other obligor, the revenue source from which the debt service is payable, general economic and monetary conditions, conditions in the relevant market, the size of a particular issue, the maturity of the obligation, and the rating of the issue. In addition to such factors, geographically concentrated securities will be particularly sensitive to local conditions, including political and economic changes, adverse conditions to an industry significant to the area, and other further developments within a particular locality. Because many tax-exempt bonds may be revenue or general obligations of local governments or authorities, ratings on tax-exempt bonds may be different from the ratings given to the general obligation bonds of a particular state.

Certain events may adversely affect investments within a particular sector in a state. Examples include litigation, legislation or court decisions, concerns about pending or contemplated litigation, legislation or court decisions, or lower demand for the services or products provided by a sector. Investing mostly in state-specific, tax-exempt investments makes the Funds more vulnerable to the relevant state’s economy and to factors affecting tax-exempt issuers in the state than would be true for more geographically diversified funds. These risks include, among others:

•	the inability or perceived inability of a government authority to collect sufficient tax or other revenues to meet its payment obligations;

•	natural disasters and ecological or environmental concerns;

•	the introduction of constitutional or statutory limits on a tax-exempt issuer’s ability to raise revenues or increase taxes;

•	the inability of an issuer to pay interest on or to repay principal or securities in which the funds invest during recessionary periods; and

•	economic or demographic factors that may cause a decrease in tax or other revenues for a government authority or for private operators of publicly financed facilities.

STATE SPECIFIC INFORMATION

The following discussion regarding certain economic, financial and legal matters pertaining to the states, U.S. territories and possessions referenced below, and their political subdivisions is drawn from the documents indicated below and does not purport to be a complete description or a complete listing of all relevant factors. More information about state specific risks may be available from other official state resources. The information has not been updated nor will it be updated during the year. The Funds have not independently verified any of the information contained in such documents and are not expressing any opinion regarding the completeness or materiality of such information. The information is subject to change at any time. Any such change may adversely affect the financial condition of the applicable state, U.S. territory or possession.

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Estimates and projections, if any, contained in the following summaries should not be construed as statements of fact; such estimates and projections are based on assumptions that may be affected by numerous factors and there can be no assurance that such estimates and projections will be realized or achieved. Discussions regarding the financial condition of a particular state or U.S. territory or possession may not be relevant to Municipal Obligations issued by political subdivisions of that state or U.S. territory or possession. Moreover, the general economic conditions discussed may or may not affect issuers of the obligations of these states, U.S. territories or possessions.

California

The following information has been obtained from the official statement of the State of California dated November 21, 2011.

Current Economic Condition.

The State of California (“California”) has the largest economy among the 50 states. Major components of California’s diverse economy include high technology, trade, entertainment, agriculture, manufacturing, government, tourism, construction and services.

During the recent recession, which officially ended in 2009, California experienced the most significant economic downturn since the Great Depression of the 1930s. As a result of continuing weakness in California’s economy, California tax revenues declined precipitously, resulting in large budget gaps and occasional cash shortfalls. More recently, California’s economy has grown slowly, and the Budget Act for the 2011-12 fiscal year adopted on June 30, 2011, together with related budget legislation (the “2011 Budget Act”), projects continuing growth in California’s major revenue sources from the recession’s low point.

In its report from May 2011, California’s Department of Finance described the California economy as being in the midst of a modest, drawn-out recovery. The private sector — outside of homebuilding — was providing most of the growth in the economy. Construction and real estate have been showing little growth. Export-driven and high-technology sectors were doing relatively well based on the combination of strong Asian economies and a weak U.S. dollar. Some recent indicators, mainly labor market statistics, have been weak. Public sector employment experienced unprecedented reductions during and after the recession. The May 2011 economic projection reflects a significant drop in state and local government employment in 2009 and 2010, and foresees more losses during 2011. The return to pre-recession conditions is expected to be slow and uneven.

Employment. California’s unemployment rate reached a high of 12.5% in late 2010. The rate improved thereafter, falling to 11.7% in May 2011, but rising to 12.0% for July 2011. In comparison, the national unemployment rate was 9.1% in July 2011.

Real Estate and Building Activity. California’s housing sector began a meager recovery during 2009 and the early months of 2010 in response to the federal home buyers tax credit. Existing home sales stabilized around the half-million unit rate (seasonally-adjusted and annualized) and the median sales price rose by 10% in 2010 from 2009, bringing the median price of these homes to approximately $300,000. Unsold inventory trended downward in 2009, as did the number of days needed to sell a home. However, the housing market indicators worsened during the middle of 2010 after the expiration of the federal home buyers tax credit. Housing market indicators again appeared to stabilize during the early months of 2011.

Additional foreclosures may result from the resetting of interest rates on adjustable rate mortgages through 2012, the commencement of the requirement to begin repayment of principal with interest during the same period on mortgages that were previously in an interest-only mode, and the expiration of the mortgage foreclosure relief program of the federal government called Homeowners Affordability and Stability Plan.

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State Budget.

California’s fiscal year begins on July 1 of each year and ends on June 30 of the following year. California receives revenues from taxes, fees and other sources, the most significant of which are the personal income tax, sales and use tax and corporation tax (which collectively constitute nearly 90% of total General Fund revenues and transfers). California expends money on a variety of programs and services. Significant elements of California’s expenditures include education (both kindergarten through twelfth grade (“K-12”) and higher education), health and human services and correctional programs.

The economic downturn of the last few years adversely affected California’s budget situation. To exacerbate the problem, as California entered the recession, annual revenues generally were less than annual expenses, resulting in a “structural” budget deficit. This structural deficit was due in part to overreliance on temporary remedies, including one-time revenues, internal borrowing, payment deferrals, accounting shifts and expenditure reduction proposals that did not materialize.

The 2011 Budget Act (for fiscal year 2011-12), which was signed by the Governor on June 30, 2011, closes a $26.6 billion projected budget gap and makes substantial progress in addressing California’s long term structural budget deficit. It also shifts certain program responsibilities to local government (and provides certain funding for such program responsibilities to local governments).

The 2011 Budget Act makes substantial cuts to California’s programs in order to bring expenditures more in line with available resources, including slightly over $15 billion in expenditure reductions over a two-year period. Expenditure reductions include significant cuts to Medi-Cal, Mental Health Services, and CalWORKs, among others in the Health and Human Services area, and reductions in K-12 education spending and support for the University of California and California State University systems. The 2011 Budget Act also provides for additional expenditure reductions without further action of the Legislature (called “trigger cuts”) in the event that the revenue projections in the 2011 Budget Act are not realized.

Despite eliminating a significant portion of the structural deficit in the 2011 Budget Act, California continues to face major long-term challenges and must address the remaining structural budget deficit and the consequences of budget-balancing actions taken in the past.

State and Local Government Considerations.

The primary units of local government in California are the 58 counties. Counties are responsible for the provision of many basic services, including indigent health care, welfare, jails and public safety in unincorporated areas. There are also 480 incorporated cities in California and thousands of special districts formed for education, utilities and other services.

Proposition 13, which was approved by voter initiative in 1978, amended California’s constitution to reduce and limit the future growth of property taxes and limit the ability of local governments to impose “special taxes” (those devoted to a specific purpose) without two-thirds voter approval. Although Proposition 13 limited property tax growth rates, it also has had a smoothing effect on property tax revenues, ensuring greater stability in annual revenues than existed before Proposition 13 passed.

Proposition 218, another constitutional amendment enacted by voter initiative in 1996, further limited the ability of local governments to raise taxes, fees and other exactions. The limitations imposed by Proposition 218 include requiring a majority vote approval for general local tax increases, prohibiting fees for services in excess of the cost of providing such service, and providing that no fee may be charged for fire, police or any other service widely available to the public.

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Over the years, a number of constitutional amendments similar to Proposition 13 and Proposition 218 have been enacted, often through voter initiatives, which have increased the difficulty of raising California’s taxes or restricted the use of General Fund revenues. Further initiatives or legislative changes in laws or the California Constitution may also affect the ability of state or local issuers to repay their obligations.

Bond Ratings.

Three major credit rating agencies, Moody’s Investors Service, Inc. (“Moody’s”), Standard and Poor’s Ratings Services (“S&P”) and Fitch Ratings (“Fitch”), assign ratings to California long-term general obligation bonds. According to the Treasurer of California’s website, as of February 9, 2012, California’s general obligation bonds were rated A1 by Moody’s, A- by S&P and A- by Fitch. It is not possible to determine whether, or the extent to which, Moody’s, S&P or Fitch will change such ratings in the future. Ratings assigned to individual Municipal Obligations vary.

Georgia

Unless otherwise noted, the following information is based on disclosure contained in the official statement, dated June 21, 2012, for the $737,040,000 State of Georgia General Obligation Bonds, 2012A, 2012B (Federally Taxable), and 2012C (Refunding) (the “2012 G.O. Bonds”).

Current Economic Condition.

General. General Fund revenues for the State of Georgia (“Georgia”) grew in fiscal year 2011 following three consecutive years of declines. The recession, which began in December 2007, resulted in a deep contraction in the national and Georgia economies, which in turn led to steep year over year revenue declines in many Georgia tax sources, including major revenue sources such as individual income tax, corporate income tax, and sales tax. Georgia’s amended fiscal year 2011 budget was built on projected growth of 4.2% in total tax revenues and 52.8% in interest, fees, and sales compared to fiscal year 2010 collections; both estimates included new revenue sources which had been enacted in the 2010 session of the General Assembly. Overall budget growth in General Fund revenues was 6.6%; however, actual tax revenues grew more quickly than budgeted. The actual fiscal year 2011 tax revenue growth was 7.0% versus the estimate of 4.2% growth. Interest, fees, and sales revenue growth fell short of the budget estimate with realized growth of 44.0%. Overall, General Fund growth equaled 8.8% compared to budgeted growth of 6.6%.

Population and Employment. Georgia is the ninth largest state with an estimated population of 9.7 million people as of the 2010 Census. Employment in Georgia is growing at a modest pace. As of April 2012, total non-farm employment increased by 24,700 jobs or 0.6% over April 2011. Over that same period, Georgia’s unemployment rate fell from 9.8% to 8.9%. As in the U.S., government employment contraction has been a drag on growth. Additionally, declining construction employment has continued to be a significant drag on overall employment performance. In contrast, the professional and business services sector, education and health sector, manufacturing sector, and the trade transportation and utilities sector all are experiencing positive year over year employment growth. The Purchasing Manager’s Index for manufacturing in Georgia declined slightly in April, but remains a robust 61.9, above the index levels for the U.S. and Southeast.

Real Estate and Building Activity. The housing sector in Georgia is still under stress. Existing home sales have been increasing, but construction activity has shown little improvement. One area of small improvement has been in multifamily constructions permits which have increased off their lows. Permits issued for single-family homes have not increased. Home prices as measured by the S&P Case Shiller repeat purchase index are still falling on a year over year basis for both the Atlanta metro area and for the composite index for 20 metro areas across the U.S. For the Atlanta metro area, home prices as of March 2012 are down 17.7% compared to prices during March 2011. The composite index for 20 metro areas across the county is down 2.6% for the same period. Foreclosure rates and mortgage delinquency rates in Georgia remain high and above the U.S. averages.

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State Budget.

The Georgia Constitution requires the state to adopt a balanced budget. The Georgia Constitution assigns responsibility for revenue estimates to the Governor, provides that no money may be drawn from the State Treasury except for appropriations made by law, and requires that the General Assembly annually appropriate state and federal funds necessary to operate all of the various departments and agencies of state government. It further provides that the general appropriations bill embrace only appropriations that were fixed by previous laws; the ordinary expenses of the executive, legislative, judicial departments of state government; payment of the public debt and the interest thereon; and support of the public institutions and educational interest of the state.

The fiscal year 2013 budget anticipates General Fund revenue growth of 5.2% over the amended fiscal year 2012 General Fund estimate and tax revenue growth of 5.3% over the amended fiscal year 2012 tax revenue estimate. The economic scenario which underlies the amended fiscal year 2012 and fiscal year 2013 budgets assumes that the national and state economies continue to recover with growth gradually accelerating. Higher employment and income growth are expected to boost income tax and sales tax collections. In addition, it is expected that individual income tax refunds will begin to slowly increase again. As economic conditions normalize in calendar 2012 and 2013, households are expected to increase savings’ rates further. This will constrain growth in sales tax revenue. Corporate profits are expected to continue to grow boosting corporate income tax collections. Moreover, the high level of corporate refunds paid in fiscal year 2012 is expected to moderate providing a boost to revenue growth.

This scenario expects that the U.S. will avoid recession in the near-term and that growth will improve and accelerate in the medium term. Given the current risks facing global economies including that of the U.S., economic conditions in Georgia could be materially worse than the current economic scenario. Such conditions would mean that the anticipated growth in state revenues would not be realized and that additional actions to reduce spending would be required.

Georgia will begin preparing preliminary revenue projections in early fiscal year 2013. These preliminary projections will factor in preliminary fiscal year 2012 collections, updated economic forecasts for the U.S. and Georgia, and estimated impacts from tax legislation passed in recent legislative sessions. These preliminary projections will be used to develop budget instructions for state agencies to prepare revised budget requests for the amended fiscal year 2013 budget and initial budget requests for the fiscal year 2014 budget and to guide interim decisions regarding expenditure levels.

Changes in Georgia’s Tax Code.

During its 2012 session, the General Assembly passed H.B. 386, which was signed into law by the Governor on April 19, 2012 (“Act 607”). This legislation implements a series of changes to Georgia’s tax code. These changes include key portions of the Governor’s initiative to improve Georgia’s competitive position in creating and retaining jobs such as: phasing out the sales tax on energy used in manufacturing activities; broaden sales tax exemptions for agricultural producers, exempt 1% of the total 4% sales and use tax rate for commercial sales and use of jet fuel; and, providing discretionary authority to exempt sales tax on energy and construction materials for projects of regional significance. Other provisions include: implementing a title fee on automobile transactions and eliminating the existing sales tax on auto sales and phasing out the property tax on autos; increasing the personal exemption for married filers to reduce the “marriage penalty” in the current tax code; capping the retirement income exclusion at the January 1, 2012 level of $65,000; eliminating the sales tax exemption for film production activities; implementing affiliate nexus language in sales tax; instituting sales tax holidays in the next two fiscal years; and capping credits allowed for conservation easements. The combined revenue impact of these tax code changes versus the tax code prior to the changes was estimated to equal -$48.8 million in fiscal year 2013, -$36.7 million in fiscal year 2014, and $22.7 million in fiscal year 2015.

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Bond Ratings.

Three major credit rating agencies, Moody’s Investors Service, Inc. (“Moody’s”), Standard and Poor’s Ratings Services (“S&P”) and Fitch Ratings (“Fitch”), assign ratings to Georgia’s long-term general obligation bonds. For the 2012 G.O. Bonds, Moody’s provided a rating of “Aaa,” S&P provided a rating of “AAA,” and Fitch provided a rating of “AAA,” respectively. It is not possible to determine whether, or the extent to which, Moody’s, S&P, or Fitch will change such ratings in the future. In addition, ratings assigned to individual Municipal Obligations may vary.

Maryland

Unless otherwise noted, the following information is based on disclosure contained in the official statement, dated March 7, 2012, for the $738,380,000 State of Maryland’s General Obligation Bonds, State and Local Facilities Loan of 2012, First Series (the “2012 G.O. Bonds”).

Current Economic Condition.

General. The economy of the State of Maryland (“Maryland”) is growing, but at a very slow rate. Employment growth of roughly 1% is forecast for the next several years, with wage growth of approximately 3.5% annually. Significant uncertainties abound, particularly with regard to potential federal budget cutbacks. Reductions in federal employment in Maryland appear to be likely in one form or another over the next several years. In light of the uncertainties, the State’s General Fund revenue forecast accounts for a loss of nearly 5,000 jobs in fiscal year 2013, 12,000 in fiscal year 2014, and 12,700 in fiscal year 2015 – roughly half of a percentage point of Maryland’s employment in the latter years. Ultimately, the impact on Maryland of federal budget cuts could be greater or less than projected at this time.

The 2013 Budget (as defined below) results in an estimated general fund balance on a budgetary basis at June 30, 2013 of $163.6 million. The Department of Budget and Management forecasts that expenditures will exceed available revenues in future years but the size of the gap has been reduced due to expenditure reductions included in the 2012 Act (as defined below) and in the 2013 Budget, which together reduce the State’s structural budget imbalance in fiscal year 2013 to an estimated $449.0 million from an estimated $1.1 billion. The Department of Budget and Management also estimates future shortfalls in the General Fund between $360.0 million and $437.0 million in fiscal years 2014 through 2017.

Population and Employment. According to the 2010 Census, Maryland has a population of approximately 5.8 million people. Maryland’s labor force totaled just under 3.0 million individuals in 2010, including agricultural and nonagricultural employment, the unemployed, the self-employed and residents who commute to jobs in other states. The government, retail trade, and services sectors (notably professional and business, and educational and health) are the leading areas of employment in the State. In contrast to the nation as a whole, considerably more people in Maryland are employed in the federal government and service sectors and fewer in manufacturing. In 2011, the unemployment rate in Maryland was 7.0%, as compared to 9.0% in the U.S.

Real Estate and Building Activity. Home sales in Maryland started to slow in 2005; prices began to substantively decline in 2008. More recently, the Maryland Realtors Association reports that the median price for a home sold in 2010 declined 4.1% from the median price in 2009, a marginal improvement compared to the 2009 year over year decline of 10.1%. The construction industry has contracted as new home construction slowed significantly and commercial construction was unable to compensate. In addition, retail sales of items such as appliances and furniture, typically associated with a strong housing market remain depressed compared to pre-recession levels.

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State Budget.

On January 18, 2012, the Governor presented his proposed fiscal year 2013 Budget (the “2013 Budget”) to the General Assembly. The 2013 Budget includes $15,324.7 million in spending for, among other things: (1) funds to Maryland’s retirement and pension systems consistent with the corridor funding methodology prescribed by statute; (2) $6,016.4 million in aid to local governments from general funds; (2) $4,058.9 million to support public health services in the Department of Health and Mental Hygiene, including $2,554.0 million for the Medicaid Program; (3) $0.7 million for capital projects; and (4) $390.5 million for the State Reserve Fund.

The 2013 Budget also includes deficiency appropriations of $296.7 million for fiscal year 2012, the largest of which include: (1) $101.2 million for the State Department of Education to reflect reduced projections for video lottery terminal revenue used to support education aid to local school systems; (2) $78.0 million to the Department of Health and Mental Hygiene primarily for Medicaid services; (3) $49.8 million for the State Department of Education and the Department of Human Resources to reflect reduced projections for the Temporary Assistance for Needy Families federal grant; and (4) $18.0 million for the State Department of Education to provide funding for the development and scoring of school assessments.

As part of the fiscal year 2013 Budget plan, the Governor has proposed the Budget Reconciliation and Financing Act of 2012 (the “2012 Act”) legislation that, if enacted, would authorize various funding changes resulting in increased general fund revenues and decreased general fund appropriations. The 2012 Act and other revenue adjustments increase fiscal year 2013 revenues by $348.8 million, the largest proposals of which include: (1) $182.3 million in additional income tax revenues derived from capping itemized deductions and limiting personal exemptions for certain individuals; (2) a $50.0 million payment from the Injured Worker’s Insurance Fund; (3) $39.0 million in additional sales tax collections as a result of proposals to extend the federal payroll tax reduction; (4) $21.0 million from the application of the sales tax to certain internet sellers; (5) $19.9 million from increased taxes on certain tobacco products; (6) $9.0 million in corporate income taxes from the elimination of a credit for telecommunications companies; (7) $8.8 million in lottery revenues from maintaining the current commission for lottery agents; and (8) a reduction of $37.1 million by repealing the requirement for local boards of education to reimburse Maryland for retirement contributions for federally funded positions.

State Debt.

Maryland had $10,150.6 million of net state tax-supported debt outstanding as of December 31, 2011. General obligation bonds accounted for $7,288.4 million of that amount. In fiscal year 2011, debt service on general obligation bonds was paid primarily from state property tax receipts. Department of Transportation bonds outstanding account for another $1,519.5 million of state tax-supported debt as of December 31, 2011; the debt service on those bonds is payable from taxes and fees related to motor vehicles and motor vehicle fuel, a portion of the corporate income tax and a portion of the sales and use tax on short term vehicle rentals. Debt obligations issued by the Maryland Stadium Authority in the form of lease-backed revenue bonds and equipment lease financing account for $232.2 million of State tax-supported debt outstanding as of December 31, 2011. Rental payments under the leases are subject to annual appropriation by the General Assembly.

Maryland has also financed construction and acquisition of various other facilities and equipment through lease-type financing, subject to annual appropriation by the General Assembly, in the amount of $472.0 million as of December 31, 2011.

There was $596.9 million of Grant Anticipation Revenue Vehicle (“GARVEE”) Bonds outstanding as of December 31, 2011. Debt service is paid from a portion of Maryland’s federal highway aid. The Maryland Department of Environment had Bay Restoration Revenue Bonds outstanding in the amount of $41.6 million as of December 31, 2011.

Maryland had $1,839.2 million of authorized but unissued debt as of December 31, 2011.

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Local Considerations.

Maryland received more federal jobs than any other state in the country as a result of the 2005 Base Realignment and Closure (“BRAC”) process. As part of BRAC, the commands of the Army Team C4ISR, Defense Information Systems Agency, Defense Media Activity, Army Research, Development, and Engineering, and Walter Reed hospital have been moved to Maryland. It was estimated that 45,232 jobs with an average wage of $70,388 would be created in or moved to Maryland as part of the process – of that, more than 15,000 would be direct, more than 22,000 would be would be indirect, and more than 7,000 would be induced. Presumably many of these jobs are currently in place; because the direct federal job realignment had a statutory end date of September 15, 2011, and many of the related indirect jobs are also in place. Although much of the activity has taken place, a substantial amount of economic upside remains – a portion of the positions may be telecommuting at this time and will likely either move to Maryland at a later date or be filled with Maryland residents as employees turn over. Also, separately but related, the U.S. Cyber Command, established in May 2010 and activated in October 2010, is expected to add 1,000 jobs annually for the next several years.

Bond Ratings.

Three major credit rating agencies, Moody’s Investors Service, Inc. (“Moody’s”), Standard and Poor’s Ratings Services (“S&P”) and Fitch Ratings (“Fitch”), assign ratings to Maryland’s long-term general obligation bonds. For the 2012 G.O. Bonds, Moody’s provided a rating of “Aaa,” S&P provided a rating of “AAA,” and Fitch provided a rating of “AAA,” respectively. It is not possible to determine whether, or the extent to which, Moody’s, S&P, or Fitch will change such ratings in the future. In addition, ratings assigned to individual Municipal Obligations may vary.

North Carolina

Unless otherwise noted, the following information is based on disclosure contained in (1) the Comprehensive Annual Financial Report for the fiscal year ended June 30, 2011 (the “2011 CAFR”), or (2) the official statement dated January 12, 2012, for the $179,540,000, State of North Carolina Grant Anticipation Revenue Vehicle Bonds, Series 2012 (the “2012 Official Statement”).

Current Economic Condition.

General. According to the 2011 CAFR, during fiscal year 2010-11, the economic recovery in the State of North Carolina (“North Carolina”) struggled to gain traction. The weak recovery occurred despite the fact it had been a year since the Great Recession ended. The National Bureau of Economic Research officially dated the end of the recession as June 2009. Nevertheless, economic conditions in North Carolina, as well as the nation, did not reflect a recovering economy. Employment losses were still occurring in some industry sectors, while other sectors were experiencing very little job growth. Additionally, the end of the economic recession did not mark the end of the housing recession, which was a precursor to the economic downturn.

Population and Employment. North Carolina’s estimated population as of July 1, 2011 was 9,735,890, ranking 10th in the nation. During the period from 2000 to 2010, North Carolina’s estimated population increased by 1,490,723 or 18.5% (the 3rd largest increase among the top 10 states on a percentage basis.) The major industry sectors in North Carolina are services, agriculture, trade, manufacturing, exports, and tourism, but the military presence and housing starts are also important factors. North Carolina, like the rest of the nation, is still dealing with a prolonged period of high unemployment and slow job growth in the wake of the national recession. North Carolina’s November 2011 seasonally adjusted unemployment rate was approximately 10.0%, up slightly from 9.8% in November 2010. At 10.0%, North Carolina’s unemployment rate is 1.4% higher than the nation as a whole (8.6%). Between North Carolina’s peak in employment in February 2008 and the low of February 2010, North Carolina lost 328,600 jobs – a decrease of 7.9%.

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Nonfarm total employment accounts for 3,876,800 jobs in North Carolina. Between February 2008 and February 2010, all major industrial sectors experienced job declines with the exception of education and health services (up 7,600) and government (up 5,600). The largest job losses were in manufacturing (down 98,400), trade, transportation, and utilities (down 71,900), construction (down 71,700), and professional and business services (down 35,600). However, between July 2010 and July 2011, job growth picked up somewhat, with all the major sectors reporting seasonally adjusted job increases: leisure and hospitality services (up 13,200); professional and business services (up 12,900); trade, transportation, and utilities (up 10,300); financial activities (up 4,800); manufacturing (up 2,300); and information (up 300).

State Budget.

According to Governor’s Recommended Adjustments, General Fund revenue is expected to register 6.2% base growth in fiscal year 2011-12, slightly above fiscal year 2010-11. By the end of fiscal year 2011-12, General Fund revenue collections are expected to total approximately $19,374.4 million, which is $232.5 million above the budgeted forecast. Reflecting a modest pace of recovery, General Fund revenue is forecasted to post 4.3% base growth in fiscal year 2012-13, down slightly from fiscal year 2011-12 growth. Individual income tax collections, North Carolina’s single largest revenue source, are expected to grow 4.8% in fiscal year 2011-12, which is $401.5 million above the budgeted forecast. Growth is expected to fall to 3.1% in fiscal year 2012-13 as the full year impact from the small business tax relief package (passed in 2011) is realized.

Sales and use tax collections, which comprise nearly one-third of General Fund revenue, are estimated to finish slightly below the budgeted forecast in fiscal year 2011-12. Boosted by the Governor’s recommendation to reinstate North Carolina’s sales tax rate at 5.5% (which increases the current rate by 0.75%) and an improved labor market, sales and use tax collections are expected to grow 18.4% in fiscal year 2012-13. In addition, corporate collections are forecast to grow approximately 4.2% in fiscal year 2011-12, outpacing budgeted expectations by $56.2 million as business profits were higher than anticipated. Reflecting an improving business climate and the historic volatility of this revenue source, corporate tax collections are expected to increase approximately 1.8% in fiscal year 2012-13.

Local Considerations.

Hurricane Irene made landfall in eastern North Carolina on August 27, 2011. According to the 2011 CAFR, early estimated losses totaled approximately $425 million (including $320 million related to agriculture and crop damage). Residents in 38 counties in North Carolina were eligible for federal individual assistance for recovery costs and 37 counties were eligible for federal public assistance including low-interest loans and grants to help individuals and public entities recover. In addition, farmers in 42 counties were eligible for disaster assistance from the United States Agriculture Department.

North Carolina provided funds to satisfy the matching requirement for federal assistance. This 25% match requirement was only applied to the non-agriculture damage that occurred, which was estimated in the 2011 CAFR to be approximately $29.66 million (based on estimates of $139.1 million in damage to nonagricultural entities). It is anticipated in the 2011 CAFR that the 25% match will be paid out over a number of fiscal years.

Bond Ratings.

Three major credit rating agencies, Moody’s Investors Service, Inc. (“Moody’s”), Standard and Poor’s Ratings Services (“S&P”) and Fitch Ratings (“Fitch”), assign ratings to North Carolina’s long-term general obligation bonds. For North Carolina’s most recent issuance of general obligation bonds, the $487,700,000 State of North Carolina General Obligation Public Improvement Bonds, Series 2010A, issued on April 14, 2010, Moody’s provided a rating of “Aaa,” S&P provided a rating of “AAA,” and Fitch provided a rating of “AAA,” respectively. It is not possible to determine whether, or the extent to which, Moody’s, S&P, or Fitch will change such ratings in the future. In addition, ratings assigned to individual Municipal Obligations may vary.

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South Carolina

Unless otherwise noted, the following information is based on disclosure contained in the official statement dated April 12, 2012 (the “2012 Official Statement”), for the $29,860,000 General Obligation State School Facilities Refunding Bonds, Series 2012A, the $46,875,000 General Obligation State Capital Improvement Refunding Bonds, Series 2012A, the $27,220,000 General Obligation State Economic Development Refunding Bonds, Series 2012A, and the $28,745,000 General Obligation State Transportation Infrastructure Refunding Bonds, Series 2012A (collectively, the “2012 G.O. Bonds”).

Current Economic Condition.

General. Historically, the economy of the State of South Carolina (“South Carolina”) was dependent on agriculture until well into the 20th century; thereafter, manufacturing became the leading contributor to South Carolina’s gross domestic product. Since the 1950’s, South Carolina’s economy has undergone a gradual transition to other activities. At December 31, 2010, principal contributors to South Carolina’s gross domestic product were the trade, transportation, and utilities industries (19%), and financial activities (17%), followed by government (16%). During the years 2005 to 2010, the fastest growing contributors to South Carolina’s gross domestic product were the information industry (4.3% average annual growth), followed by education and health services (3.4%), and government (3.4%). Manufacturing declined over the period by 0.4% in South Carolina, and by 1.7% in the southeast, while growing slightly in the nation by 0.3%. South Carolina’s total gross domestic product grew at an average annual growth rate of 0.8% (versus 0.6% for southeastern states and 1.0% for the nation) from 2005 to 2010. For the calendar year 2010, the South Carolina Department of Commerce reported $4.058 billion in new capital investments that are expected to create about 20,453 new jobs.

Population and Employment. South Carolina’s population estimate at December 31, 2010 was over 4.6 million. South Carolina’s rate of growth in population was 17th fastest in the United States in 2010. South Carolina’s unemployment rate in January 2012 was 9.3%. South Carolina’s unemployment rate at December 31, 2010 was 10.9%, down 0.9% from 11.8% in December 31, 2009. By comparison, the unemployment rate in December 2010 was 9.8% for the southeastern states and 9.5% for the nation. Over the past several years, South Carolina’s unemployment rates have trended higher than the unemployment rates of other southeastern states and the nation. Largest contributors to the state’s unemployment rate are declines in manufacturing jobs and growth in the labor force. While South Carolina’s economy is generating jobs, not enough jobs have been created to address the expanding labor force. South Carolina’s nonagricultural employment decreased 0.8% from 2005 to 2010, and to 1.81 million by December 2010. Strongest job growth through the period 2005 to 2010 occurred in the education and health services (24,900 jobs, 2.5% average annual growth), professional and business services (18,300, 0.9%), leisure and hospitality (5,200, 0.5%), government (5,000, 0.2%), and military (800, 0.3%). During the same period, South Carolina’s manufacturing sector declined by 95,100 jobs (4.0%).

State Budget.

South Carolina’s annual Appropriations Act includes legally adopted budgets for the Budgetary General Fund and for Total Funds. The initial budget appears in the annual Appropriations Act. After the budget year begins, the State Budget and Control Board, comprised of five key executive and legislative officials, may order spending cuts if revenue collections fail to reach predicted levels. Departments and agencies may request transfers of appropriations among programs if the transfer request does not exceed 20% of the program budget. The Budget and Control Board has the authority to approve additional transfers of appropriations between personal service and other operating expense accounts.

The original revenue estimate adopted by the Board of Economic Advisors for South Carolina’s budgetary general fund for the fiscal year ended June 30, 2011, was $5,574.3 million, and the Appropriation Act estimate as enacted by the General Assembly was $5,105.6 million. On November 10, 2010, the Board of Economic Advisors revised its estimate of budgetary general fund revenue to $5,803.9 million, an increase of $229.6

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million, and a 4.1% increase to its original fiscal year 2010-11 estimate. On February 9, 2011, the Board of Economic Advisors revised its estimate of budgetary general fund revenue to $5,853.9 million, an increase of $50 million, and a cumulative 5.0% increase to its original fiscal year 2010-11 estimate. On May 12, 2011, the Board of Economic Advisors revised its estimate of budgetary general fund revenue to $5,958.9 million, an increase of $105 million, and a cumulative 6.9% increase to its original fiscal year 2010-11 estimate. On August 22, 2011, the Comptroller General announced that South Carolina completed fiscal year 2010-11 with a $296.5 million budgetary general fund surplus, of which amount $173.8 million was committed by supplemental appropriation but not available until after September 1, 2011.

The original revenue estimate adopted by the Board of Economic Advisors for South Carolina’s budgetary general fund for the fiscal year ending June 30, 2012, was $6,020.1 million, and the Appropriation Act estimate as enacted by the General Assembly was $5,453.5 million. On November 10, 2011, the Board of Economic Advisors revised its estimate of budgetary general fund revenue to $6,293.8 million, an increase of $273.7 million, and a 4.5% increase to its original fiscal year 2011-12 estimate.

Through February 29, 2012, total general fund revenue collections year to date were under the fiscal year 2011-12 revised revenue plan estimate year to date by $71.8 million or 1.8%, but exceeded prior year collections for the same period by $75.3 million or 2.0%. Both the General Reserve Fund and the Capital Reserve Fund are fully funded at $183.4 million and $104.8 million, respectively.

Bond Ratings.

Three major credit rating agencies, Moody’s Investors Service, Inc. (“Moody’s”), Standard and Poor’s Ratings Services (“S&P”) and Fitch Ratings (“Fitch”), assign ratings to South Carolina’s long-term general obligation bonds. For the 2012 G.O. Bonds, Moody’s provided a rating of “Aaa,” S&P provided a rating of “AA+,” and Fitch provided a rating of “AAA,” respectively. It is not possible to determine whether, or the extent to which, Moody’s, S&P, or Fitch will change such ratings in the future. In addition, ratings assigned to individual Municipal Obligations may vary.

Commonwealth of Virginia

Unless otherwise noted, the following information is based on disclosure contained in the official statement dated February 16, 2012 (the “2012 Official Statement”), for the $95,490,000 Commonwealth of Virginia General Obligation Refunding Bonds, Series 2012A (the “2012 G.O. Bonds”).

Current Economic Condition.

General. According to the Financial Statements of the Commonwealth of Virginia (“Virginia”) for the fiscal year ended June 30, 2011 (contained in the 2012 Official Statement as Appendix A), the primary government’s assets exceeded its liabilities at June 30, 2011, by $18.0 billion. Net assets of governmental activities increased by $1.1 billion and net assets of business-type activities increased by $237.5 million. At the end of the fiscal year, Virginia’s governmental funds reported a combined ending fund balance of $3.4 billion, an increase of $812.4 million in comparison with the prior fiscal year. Of this total fund balance, $253.0 million represents nonspendable fund balance, $1.1 billion represents restricted fund balance, $3.1 billion represents committed fund balance, and $10.2 million represents assigned fund balance. These amounts are offset by a negative $1.0 billion unassigned fund balance. In addition, Virginia’s total debt rose during the fiscal year to $33.7 billion, an increase of $1.9 billion, or 5.9%. During the fiscal year, Virginia issued new debt in the amount of $1.0 billion for the primary government and $3.6 billion for the component units.

Population and Employment. As of December 2011, up to 3.6 million residents of Virginia were in the civilian labor force, which includes agricultural and nonagricultural employment, the unemployed, the self-employed, and residents who commute to jobs in other states. Virginia is one of 22 states with a Right-to-Work

D-11

Law and has a record of good labor-management relations. Virginia’s favorable business climate is reflected in the relatively small number of strikes and other work stoppages it experiences.

The Virginia Beach-Norfolk-Newport News area lost 2,000 jobs, or 3% of nonfarm employment. In calendar year 2011, the unemployment rate in Virginia was 8.50%, down from 9.60% in calendar year 2010. As of the third quarter 2011, Virginia had modest job growth in eight of the 10 metropolitan statistical areas reported on by the Virginia Employment Commission. Those areas include Blacksburg-Christiansburg, Charlottesville, Danville, Harrisonburg, Lynchburg, Northern Virginia, Roanoke, and Winchester. The Richmond metropolitan area experienced the largest job loss, down 8,600 jobs or 1.4% of nonfarm employment.

State Budget.

The Governor of Virginia (the “Governor”) is the chief planning and budget officer of Virginia. The Secretary of Finance and the Department of Planning and Budget assist the Governor in the preparation of executive budget documents. The Governor’s Secretaries advise the Governor and the Department of Planning and Budget on the relative priority of the budget requests from their respective agencies. The Governor is required by statute to present a bill detailing his budget for the next biennium (the “Budget Bill”) and a narrative summary of the bill to the General Assembly by December 20th in the year immediately prior to each even-year session. The Budget Bill is introduced in both the House of Delegates and the Senate. It is referred to the House Appropriations and Senate Finance Committees, which hold joint meetings to hear from citizens, from other General Assembly members and from agency representatives. The Budget Bill is then approved by each Committee in an open session and reported to the respective floors for consideration, debate, amendment and passage. After the bill has passed both houses, differences between the House and Senate versions are reconciled by a conference committee from both houses.

On December 19, 2011, the Governor presented the Budget Bill for the 2012-2014 biennium that begins July 1, 2012 (House Bill/Senate Bill 30) (the “2012 Budget Bill”). The 2012 Budget Bill focuses on the core functions of government, and was developed with five main objectives:

•	Promote job creation, economic development, and entrepreneurship;

•	Reform, reallocate, and reinvest in programs that make government more efficient, effective, and accountable;

•	Fund the key budget areas of education and transportation;

•	Address problem areas of pension funding, transportation maintenance, and higher education funding; and

•	Build up cash reserves and liquidity to provide flexibility to address future adverse economic events.

The proposed 2012 Budget Bill appropriates $84.9 billion for total state government operations, and leaves an unappropriated balance on June 30, 2014, of $31.4 million. The revised economic forecast projects general fund revenues to grow 3.3% in fiscal year 2013 and 4.5% in fiscal year 2014.

The 2012 Budget Bill provides an additional $132.7 million to the Revenue Stabilization Fund in fiscal year 2013 and $166.4 million in fiscal year 2014. These deposits, with earnings, will bring the expected balance in the Revenue Stabilization Fund to $609.2 million by the end of fiscal year 2014. The 2012 Budget Bill also deposits an additional $50 million to the Federal Action Contingency Fund (FACT Fund) over the biennium.

Other proposed budget actions provide: $2.21 billion in total employer contributions to Virginia’s Retirement System; $200 million in new funding for Virginia’s higher education system; an additional $438 million in total new state funding for public education; $40 million in new funding for economic development and private sector job creation; an increase in the dedicated transportation allocation of the sales tax from 0.5% to 0.75% over the next 8 years; and an increase in mental health funding by $30 million to continue the transition to more community based care.

D-12

State Debt.

Virginia is prohibited from issuing general obligation bonds for operating purposes. At the end of the current fiscal year, Virginia had total debt outstanding of $33.7 billion, including total tax-supported debt of $12.1 billion and total debt not supported by taxes of $21.6 billion. Bonds backed by the full faith and credit of the government and tax-supported total $1.7 billion. Debt is considered tax-supported if Virginia tax revenues are used or pledged for debt service payments. An additional $684.0 million is considered moral obligation debt which is not tax-supported. Virginia has no direct or indirect pledge of tax revenues to fund reserve deficiencies. However, in some cases, Virginia has made a moral obligation pledge to consider funding deficiencies in debt service reserves that may occur. The remainder of Virginia’s debt represents bonds secured solely by specified revenue sources (i.e., revenue bonds).

During fiscal year 2011, Virginia issued $4.6 billion of new debt for various projects. $1.0 billion of the new debt was for the primary government and $3.6 billion for the component units.

Bond Ratings.

Three major credit rating agencies, Moody’s Investors Service, Inc. (“Moody’s”), Standard and Poor’s Ratings Services (“S&P”) and Fitch Ratings (“Fitch”), assign ratings to Virginia’s long-term general obligation bonds. For the 2012 G.O. Bonds, Moody’s provided a rating of “Aaa,” S&P provided a rating of “AA+,” and Fitch provided a rating of “AAA,” respectively. It is not possible to determine whether, or the extent to which, Moody’s, S&P, or Fitch will change such ratings in the future. In addition, ratings assigned to individual Municipal Obligations may vary.

D-13

APPENDIX E — LEGACY COLUMBIA FUNDS

Legacy Columbia funds are funds that were branded Columbia or Columbia Acorn prior to Sept. 27, 2010.

ColumbiaSM Acorn® Fund

ColumbiaSM Acorn International®

ColumbiaSM Acorn International Select®

ColumbiaSM Acorn Select®

ColumbiaSM Acorn USA®

Columbia Balanced Fund

Columbia Bond Fund

Columbia California Intermediate Municipal Bond Fund

Columbia California Tax-Exempt Fund

Columbia Connecticut Intermediate Municipal Bond Fund

Columbia Connecticut Tax-Exempt Fund

Columbia Contrarian Core Fund

Columbia Convertible Securities Fund

Columbia Corporate Income Fund (formerly known as Columbia Income Fund)

Columbia Dividend Income Fund

Columbia Emerging Markets Fund

Columbia Energy and Natural Resources Fund

Columbia Georgia Intermediate Municipal Bond Fund

Columbia Greater China Fund

Columbia High Yield Municipal Fund

Columbia High Yield Opportunity Fund

Columbia Intermediate Bond Fund

Columbia Intermediate Municipal Bond Fund

Columbia International Bond Fund

Columbia International Value Fund

Columbia Large Cap Core Fund

Columbia Large Cap Enhanced Core Fund

Columbia Large Cap Growth Fund

Columbia Large Cap Index Fund

Columbia Large Cap Value Fund

Columbia LifeGoal® Balanced Growth Portfolio

Columbia LifeGoal® Growth Portfolio

Columbia LifeGoal® Income and Growth Portfolio

Columbia LifeGoal® Income Portfolio

Columbia Marsico 21st Century Fund

Columbia Marsico Focused Equities Fund

Columbia Marsico Global Fund

Columbia Marsico Growth Fund

Columbia Marsico International Opportunities Fund

Columbia Maryland Intermediate Municipal Bond Fund

Columbia Massachusetts Intermediate Municipal Bond Fund

Columbia Massachusetts Tax-Exempt Fund

Columbia Masters International Equity Portfolio

Columbia Mid Cap Growth Fund

Columbia Mid Cap Index Fund

Columbia Mid Cap Value Fund

Columbia Multi-Advisor International Equity Fund

Columbia New York Intermediate Municipal Bond Fund

Columbia New York Tax-Exempt Fund

Columbia North Carolina Intermediate Municipal Bond Fund

Columbia Oregon Intermediate Municipal Bond Fund

Columbia Overseas Value Fund

Columbia Pacific/Asia Fund

Columbia Real Estate Equity Fund

Columbia Select Large Cap Growth Fund

Columbia Select Small Cap Fund

Columbia Short Term Bond Fund

Columbia Short Term Municipal Bond Fund

Columbia Small Cap Core Fund

Columbia Small Cap Growth Fund I

Columbia Small Cap Growth Fund II

Columbia Small Cap Index Fund

Columbia Small Cap Value Fund I

Columbia Small Cap Value Fund II

Columbia South Carolina Intermediate Municipal Bond Fund

Columbia Strategic Income Fund

Columbia Strategic Investor Fund

Columbia Tax-Exempt Fund

Columbia Technology Fund

Columbia Thermostat Fund®

Columbia U.S. Treasury Index Fund

Columbia Value and Restructuring Fund

Columbia Virginia Intermediate Municipal Bond Fund

E-1

APPENDIX F — LEGACY RIVERSOURCE FUNDS

Legacy RiverSource funds include RiverSource, Seligman and Threadneedle funds, funds renamed effective Sept. 27, 2010 to bear the Columbia brand, and certain other funds. Prior fund names are noted in parenthesis.

Columbia 120/20 Contrarian Equity Fund (formerly known as RiverSource 120/20 Contrarian Equity Fund)

Columbia Absolute Return Currency and Income Fund (formerly known as RiverSource Absolute Return Currency and Income Fund)

Columbia AMT-Free Tax-Exempt Bond Fund (formerly known as RiverSource Tax-Exempt Bond Fund)

Columbia Asia Pacific ex-Japan Fund (formerly known as Threadneedle Asia Pacific Fund)

Columbia Diversified Bond Fund (formerly known as RiverSource Diversified Bond Fund)

Columbia Diversified Equity Income Fund (formerly known as RiverSource Diversified Equity Income Fund)

Columbia Dividend Opportunity Fund (formerly known as RiverSource Dividend Opportunity Fund)

Columbia Emerging Markets Bond Fund (formerly known as RiverSource Emerging Markets Bond Fund)

Columbia Emerging Markets Opportunity Fund (formerly known as Threadneedle Emerging Markets Fund)

Columbia Equity Value Fund (formerly known as RiverSource Equity Value Fund)

Columbia European Equity Fund (formerly known as Threadneedle European Equity Fund)

Columbia Floating Rate Fund (formerly known as RiverSource Floating Rate Fund)

Columbia Frontier Fund, Inc. (formerly known as Seligman Frontier Fund, Inc.)

Columbia Global Bond Fund (formerly known as RiverSource Global Bond Fund)

Columbia Global Equity Fund (formerly known as Threadneedle Global Equity Fund)

Columbia Global Extended Alpha Fund (RiverSource Global Extended Alpha Fund)

Columbia Government Money Market Fund, Inc. (formerly known as RiverSource Government Money Market Fund, Inc.)

Columbia High Yield Bond Fund (formerly known as RiverSource High Yield Bond Fund)

Columbia Income Builder Fund (formerly known as RiverSource Income Builder Basic Income Fund)

Columbia Income Opportunities Fund (formerly known as RiverSource Income Opportunities Fund)

Columbia Inflation Protected Securities Fund (formerly known as RiverSource Inflation Protected Securities Fund)

Columbia Large Core Quantitative Fund (formerly known as RiverSource Disciplined Equity Fund)

Columbia Large Growth Quantitative Fund (formerly known as RiverSource Disciplined Large Cap Growth Fund)

Columbia Large Value Quantitative Fund (formerly known as RiverSource Disciplined Large Cap Value Fund)

Columbia Limited Duration Credit Fund (formerly known as RiverSource Limited Duration Bond Fund)

Columbia Marsico Flexible Capital Fund

Columbia Mid Cap Growth Opportunity Fund (formerly known as RiverSource Mid Cap Growth Fund)

Columbia Mid Cap Value Opportunity Fund (formerly known as RiverSource Mid Cap Value Fund)

Columbia Minnesota Tax-Exempt Fund (formerly known as RiverSource Minnesota Tax-Exempt Fund)

Columbia Money Market Fund (formerly known as RiverSource Cash Management Fund)

Columbia Multi-Advisor International Value Fund (formerly known as RiverSource Partners International Select Value Fund)

Columbia Multi-Advisor Small Cap Value Fund (formerly known as RiverSource Partners Small Cap Value Fund)

Columbia Portfolio Builder Aggressive Fund (formerly known as RiverSource Portfolio Builder Aggressive Fund)

Columbia Portfolio Builder Conservative Fund (formerly known as RiverSource Portfolio Builder Conservative Fund)

Columbia Portfolio Builder Moderate Aggressive Fund (formerly known as RiverSource Portfolio Builder Moderate Aggressive Fund)

Columbia Portfolio Builder Moderate Conservative Fund (formerly known as RiverSource Portfolio Builder Moderate Conservative Fund)

F-1

Columbia Portfolio Builder Moderate Fund (formerly known as RiverSource Portfolio Builder Moderate Fund)

Columbia Recovery and Infrastructure Fund (formerly known as RiverSource Recovery and Infrastructure Fund)

Columbia Retirement Plus 2010 Fund (formerly known as RiverSource Retirement Plus 2010 Fund)

Columbia Retirement Plus 2015 Fund (formerly known as RiverSource Retirement Plus 2015 Fund)

Columbia Retirement Plus 2020 Fund (formerly known as RiverSource Retirement Plus 2020 Fund)

Columbia Retirement Plus 2025 Fund (formerly known as RiverSource Retirement Plus 2025 Fund)

Columbia Retirement Plus 2030 Fund (formerly known as RiverSource Retirement Plus 2030 Fund)

Columbia Retirement Plus 2035 Fund (formerly known as RiverSource Retirement Plus 2035 Fund)

Columbia Retirement Plus 2040 Fund (formerly known as RiverSource Retirement Plus 2040 Fund)

Columbia Retirement Plus 2045 Fund (formerly known as RiverSource Retirement Plus 2045 Fund)

Columbia Select Large-Cap Value Fund (formerly known as Seligman Large-Cap Value Fund)

Columbia Select Smaller-Cap Value Fund (formerly known as Seligman Smaller-Cap Value Fund)

Columbia Seligman Communications and Information Fund, Inc. (formerly known as Seligman Communications and Information Fund, Inc.)

Columbia Seligman Global Technology Fund (formerly known as Seligman Global Technology Fund)

Columbia Short-Term Cash Fund (formerly known as RiverSource Short-Term Cash Fund)

Columbia Strategic Allocation Fund (formerly known as RiverSource Strategic Allocation Fund)

Columbia U.S. Government Mortgage Fund (formerly known as RiverSource U.S. Government Mortgage Fund)

F-2

Appendix B – Statement of Additional Information of Columbia Conservative Fund

B-1

STATEMENT OF ADDITIONAL INFORMATION

October 1, 2012

Columbia Funds Series Trust II
Columbia 120/20 Contrarian Equity Fund*
Class A: RCEAX	Class B: RZZBX	Class C: RECCX
Class I: CCQIX	Class Z: CCEZX
Columbia Absolute Return Currency and Income Fund
Class A: RARAX	Class B: CARBX	Class C: RARCX
Class I: RVAIX	Class W: RACWX	Class Z: CACZX
Columbia Absolute Return Emerging Markets Macro Fund
Class A: CMMAX	Class B**: CMMBX	Class C: CMMCX
Class I: CMMIX	Class R: CMMRX	Class R5: CAARX
Class W: CMMWX	Class Z: CMMZX
Columbia Absolute Return Enhanced Multi-Strategy Fund
Class A: CEMAX	Class B**: CEMBX	Class C: CEMCX
Class I: CASIX	Class R: CAMRX	Class R5: CEEEX
Class W: CAEWX	Class Z: CEMZX
Columbia Absolute Return Multi-Strategy Fund
Class A: CMSAX	Class B**: CMSBX	Class C: CRMCX
Class I: CMSIX	Class R: CAMRX	Class R5: CRMRX
Class W: CAEWX	Class Z: CARZX
Columbia Active Portfolios® – Diversified Equity Income Fund
Class A***: CDEIX
Columbia AMT-Free Tax-Exempt Bond Fund
Class A: INTAX	Class B: ITEBX	Class C: RTCEX
Class Z: CATZX
Columbia Asia Pacific ex-Japan Fund
Class A: CAJAX	Class C: CAJCX	Class I: CAPIX
Class R: CAJRX	Class R5: TAPRX	Class Z: CAJZX
Columbia Commodity Strategy Fund
Class A: CCSAX	Class C: CCSCX	Class I: CCIYX
Class R: CCSRX	Class W: CCSWX	Class Z: CCSZX
Columbia Diversified Bond Fund
Class A: INBNX	Class B: ININX	Class C: AXBCX
Class I: RDBIX	Class K: IDBYX	Class R: CABRX
Class R4: RSDBX	Class R5: RSVBX	Class W: RVBWX
Class Z: CDBZX
Columbia Diversified Equity Income Fund
Class A: INDZX	Class B: IDEBX	Class C: ADECX
Class I: ADIIX	Class K: IDQYX	Class R: RDEIX
Class R4: RDERX	Class R5: RSEDX	Class W: CDEWX
Class Y: CDEYX	Class Z: CDVZX
Columbia Dividend Opportunity Fund
Class A: INUTX	Class B: IUTBX	Class C: ACUIX
Class I: RSOIX	Class K: RSORX	Class R: RSOOX
Class R4: CDORX	Class R5: RSDFX	Class W: CDOWX
Class Z: CDOZX
Columbia Emerging Markets Bond Fund
Class A: REBAX	Class B: CMBBX	Class C: REBCX
Class I: RSMIX	Class K: CMKRX	Class R: CMBRX
Class W: REMWX	Class Z: CMBZX
Columbia Emerging Markets Opportunity Fund
Class A: IDEAX	Class B: IEMBX	Class C: RMCEX
Class I: RSRIX	Class K: CEORX	Class R: REMRX
Class R5: REMFX	Class W: CMOWX	Class Z: CEOZX
Columbia Equity Value Fund
Class A: IEVAX	Class B: INEGX	Class C: REVCX
Class I: CEQIX	Class K: AEVYX	Class R: REVRX
Class R4: RSEVX	Class R5: RSEYX	Class W: CEVWX
Class Z: CEVZX
Columbia European Equity Fund
Class A: AXEAX	Class B: AEEBX	Class C: REECX
Class I: CEEIX	Class K: CEQRX	Class W: CEEWX
Class Z: CEEZX

Columbia Flexible Capital Income Fund
Class A: CFIAX	Class C: CFIGX	Class I: CFIIX
Class R: CFIRX	Class R4: CFCRX	Class R5: CFXRX
Class W: CFIWX	Class Z: CFIZX
Columbia Floating Rate Fund
Class A: RFRAX	Class B: RSFBX	Class C: RFRCX
Class I: RFRIX	Class K: CFERX	Class R: CFRRX
Class R5: RFRFX	Class W: RFRWX	Class Z: CFRZX
Columbia Frontier Fund****
Class A: SLFRX	Class B: SLFBX	Class C: SLFCX
Class I: CFFIX	Class K: SFFTX	Class R: SFFRX
Class R5: SFFIX	Class Z: CFOZX
Columbia Global Bond Fund
Class A: IGBFX	Class B: IGLOX	Class C: AGBCX
Class I: AGBIX	Class K: RGBRX	Class R: RBGRX
Class W: RGBWX	Class Z: CGBZX
Columbia Global Equity Fund
Class A: IGLGX	Class B: IDGBX	Class C: RGCEX
Class I: CGEIX	Class K: IDGYX	Class R: CGERX
Class R5: RGERX	Class W: CGEWX	Class Z: CGEZX
Columbia Global Extended Alpha Fund*
Class A: RTAAX	Class B: CEABX	Class C: RTACX
Class I: CEAIX	Class K: REYRX	Class R: REAOX
Class Z: CEAZX
Columbia Government Money Market Fund
Class A: SCMXX	Class B: SCBXX	Class C: SCCXX
Class R: SMRXX	Class R5: SMIXX	Class Z: CGZXX
Columbia High Yield Bond Fund
Class A: INEAX	Class B: IEIBX	Class C: APECX
Class I: RSHIX	Class K: RSHYX	Class R: CHBRX
Class R4: CYLRX	Class R5: RSHRX	Class W: RHYWX
Class Y: CHYYX	Class Z: CHYZX
Columbia Income Builder Fund
Class A: RBBAX	Class B: RBBBX	Class C: RBBCX
Class K: CIPRX	Class R: CBURX	Class Z: CBUZX
Columbia Income Opportunities Fund
Class A: AIOAX	Class B: AIOBX	Class C: RIOCX
Class I: AOPIX	Class K: COPRX	Class R: CIORX
Class W: CIOWX	Class Y: CIOYX	Class Z: CIOZX
Columbia Inflation Protected Securities Fund
Class A: APSAX	Class B: APSBX	Class C: RIPCX
Class I: AIPIX	Class K: CISRX	Class R: RIPRX
Class W: RIPWX	Class Z: CIPZX
Columbia Large Core Quantitative Fund
Class A: AQEAX	Class B: AQEBX	Class C: RDCEX
Class I: ALEIX	Class K: RQEYX	Class R: CLQRX
Class R5: RSIPX	Class W: RDEWX	Class Z: CCRZX
Columbia Large Growth Quantitative Fund
Class A: RDLAX	Class B: CGQBX	Class C: RDLCX
Class I: RDLIX	Class K: RDLFX	Class R: CGQRX
Class W: RDLWX	Class Z: CLQZX
Columbia Large Value Quantitative Fund
Class A: RLCAX	Class B: CVQBX	Class C: RDCCX
Class I: CLQIX	Class K: RLCYX	Class R: RLCOX
Class T: CVQTX	Class W: RLCWX	Class Z: CVQZX
Columbia Limited Duration Credit Fund
Class A: ALDAX	Class B: ALDBX	Class C: RDCLX
Class I: ALDIX	Class K: CLDRX	Class W: RLDWX
Class Z: CLDZX
Columbia Marsico Flexible Capital Fund
Class A: CCMAX	Class C: CCFCX	Class I: CFCIX
Class R: CCFRX	Class Z: CCMZX
Columbia Mid Cap Growth Opportunity Fund
Class A: INVPX	Class B: IDQBX	Class C: AESCX
Class I: AQUIX	Class K: IESYX	Class R: CGORX
Class R4: CCORX	Class Z: CVOZX

Columbia Mid Cap Value Opportunity Fund
Class A: AMVAX	Class B: AMVBX	Class C: AMVCX
Class I: RMCIX	Class K: RMCVX	Class R: RMVTX
Class R4: RMCRX	Class R5: RSCMX	Class W: CVOWX
Class Z: CMOZX
Columbia Minnesota Tax-Exempt Fund
Class A: IMNTX	Class B: IDSMX	Class C: RMTCX
Class Z: CMNZX
Columbia Money Market Fund
Class A: IDSXX	Class B: ACBXX	Class C: RCCXX
Class I: RCIXX	Class R: RVRXX	Class R5: —
Class W: RCWXX	Class Z: IDYXX
Columbia Multi-Advisor International Value Fund
Class A: APIAX	Class B: AXIBX	Class C: APICX
Class I: APRIX	Class K: CMIVX	Class Z: CMVZX
Columbia Multi-Advisor Small Cap Value Fund
Class A: ASVAX	Class B: ASVBX	Class C: APVCX
Class I: CAVIX	Class K: RSGLX	Class R: RSVTX
Class R4: RSVRX	Class R5: RSCVX	Class Z: CMAZX
Columbia Portfolio Builder Aggressive Fund
Class A: AXBAX	Class B: AXPBX	Class C: RBGCX
Class K: CAGRX	Class R: CPARX	Class Z: CPAZX
Columbia Portfolio Builder Conservative Fund
Class A: ABDAX	Class B: ABBDX	Class C: RPCCX
Class K: CPVRX	Class R: CBURX	Class Z: CBVZX
Columbia Portfolio Builder Moderate Aggressive Fund
Class A: AXMAX	Class B: ABMBX	Class C: AGECX
Class K: CMRRX	Class R: CBARX	Class Z: CBAZX
Columbia Portfolio Builder Moderate Conservative Fund
Class A: AUCAX	Class B: AMDBX	Class C: RBMCX
Class K: CBTRX	Class R: CPMRX	Class Z: CPMZX

Columbia Portfolio Builder Moderate Fund
Class A: ABUAX	Class B: AURBX	Class C: AMTCX
Class K: CBRRX	Class R: CBMRX	Class Z: CBMZX
Columbia Recovery and Infrastructure Fund
Class A: RRIAX	Class B: RRIBX	Class C: RRICX
Class I: RRIIX	Class K: RRIYX	Class R: RRIRX
Class R5: RRIZX	Class Z: CRIZX
Columbia Select Large-Cap Value Fund
Class A: SLVAX	Class B: SLVBX	Class C: SVLCX
Class I: CLVIX	Class K: SLVTX	Class R: SLVRX
Class R4: CSERX	Class R5:SLVIX	Class W: CSVWX
Class Z: CSVZX
Columbia Select Smaller-Cap Value Fund
Class A: SSCVX	Class B: SSCBX	Class C: SVMCX
Class I: CSSIX	Class K: SSLRX	Class R: SSVRX
Class R4: CSPRX	Class R5: SSVIX	Class Z: CSSZX
Columbia Seligman Communications and Information Fund
Class A: SLMCX	Class B: SLMBX	Class C: SCICX
Class I: CSFIX	Class K: SCIFX	Class R: SCIRX
Class R4: SCIOX	Class R5: SCMIX	Class Z: CCIZX
Columbia Seligman Global Technology Fund
Class A: SHGTX	Class B: SHTBX	Class C: SHTCX
Class I: CSYIX	Class K: SGTSX	Class R: SGTRX
Class R5: SGTTX	Class Z: CSGZX
Columbia Strategic Allocation Fund
Class A: IMRFX	Class B: IMRBX	Class C: RSSCX
Class K: IDRYX	Class R: CSARX	Class Z: CSAZX
Columbia U.S. Government Mortgage Fund
Class A: AUGAX	Class B: AUGBX	Class C: AUGCX
Class I: RVGIX	Class K: RSGYX	Class R4: CUVRX
Class R5: CGVRX	Class W: CGMWX	Class Z: CUGZX

Prior to October 25, 2012, Class K was known as Class R4 and prior to October 31, 2012, Class R4 was known as Class R3.

*	Effective Sept. 28, 2012, the Fund is no longer open to new investors.

**	Class is available for exchange only.

***	Class A Shares of the Active Portfolio Funds are offered only to certain eligible investors through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. or its affiliates.

****	Effective at the close of business on May 31, 2012, the fund is no longer open to new investors.

This is the Statement of Additional Information (“SAI”) for each of the funds listed on the previous pages. This SAI is not a prospectus. It should be read together with the appropriate current fund prospectus, the date of which can be found in Table 1 of this SAI.

Each fund’s financial statements for its most recent fiscal period are contained in the fund’s annual or semiannual report to shareholders. The Independent Registered Public Accounting Firm’s Report and the Financial Statements, including Notes to the Financial Statements and the Schedule of Investments in Securities and any applicable Schedule of Affiliated Funds, contained in the Annual Report, are incorporated in this SAI by reference. No other portion of the Annual Report is incorporated by reference. For a free copy of a fund prospectus, annual or semiannual report, contact your financial intermediary (or selling/servicing agent) or write to the family of funds, which includes Columbia and Columbia Acorn branded funds (collectively, the “Fund Family”), at c/o Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081, call 800.345.6611 or visit columbiamanagement.com.

Unless the context indicates otherwise, references herein to “each fund,” “the funds, “a fund” or “funds” indicates the disclosure is applicable to each fund in the Fund Family managed by Columbia Management Investment Advisers, LLC (“Columbia Management” or “investment manager”), a wholly-owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise Financial”), and distributed by Columbia Management Investment Distributors, Inc. (the “distributor”). Each fund is governed by a Board of Trustees (the “Board”) that meets regularly to review a wide variety of matters affecting the funds. Detailed information about fund governance, Columbia Management, and other aspects of fund management can be found by referencing the Table of Contents or the List of Tables on the following pages.

Fundamental and Nonfundamental Investment Policies	p. 5

Investment Strategies and Types of Investments	p. 11
Information Regarding Risks and Investment Strategies	p. 13
Securities Transactions	p. 53
Brokerage Commissions Paid to Brokers Affiliated with the Investment Manager	p. 64
Valuing Fund Shares	p. 65
Performance Information	p. 66
Portfolio Holdings Disclosure	p. 66
Proxy Voting	p. 69
Investing in a Fund	p. 71
Selling Shares	p. 74
Pay-out Plans	p. 75
Capital Loss Carryover	p. 76
Taxes	p. 79
Service Providers	p. 84
Investment Management Services	p. 84

Administrative Services	p. 118
Transfer Agency Services	p. 121
Plan Administration Services	p. 122
Distribution Services	p. 122
Plan and Agreement of Distribution	p. 124
Payments to Financial Intermediaries	p. 129
Custodian Services	p. 131
Board Services Corporation	p. 131
Organization and Management of Wholly-Owned Subsidiaries	p. 131
Organizational Information	p. 133
Trustees and Officers	p. 136
Control Persons and Principal Holders of Securities	p. 155
Information Regarding Pending and Settled Legal Proceedings	p. 177
Independent Registered Public Accounting Firm	p. 178
Appendix A: Description of Ratings	p. A-1
Appendix B: State Risk Factors	p. B-1
Appendix C: Proxy Voting Guidelines	p. C-1
Appendix D: Class A — Calculation of the Sales Charge	p. D-1
Appendix E: Legacy Columbia Funds	p. E-1
Appendix F: Legacy RiverSource Funds	p. F-1
Appendix S: More Information About Choosing A Share Class	p. S-1

Statement of Additional Information – October 1, 2012	Page 1

List of Tables

1.	Fund Fiscal Year Ends, Prospectus Date and Investment Categories	p. 3
2.	Fundamental Policies	p. 5
3.	Investment Strategies and Types of Investments	p. 11
4.	Total Brokerage Commissions	p. 56
5.	Brokerage Directed for Research, and Turnover Rates	p. 58
6.	Securities of Regular Brokers or Dealers	p. 60
7.	Class A — Initial Sales Charge	p. 72
8.	Public Offering Price	p. 73
9.	Capital Loss Carryover	p. 76
10.	Corporate Deduction and Qualified Dividend Income	p. 81
11.	Investment Management Services Agreement Fee Schedule	p. 85
12.	PIA Indexes	p. 91
13.	Performance Incentive Adjustment Calculation	p. 92
14.	Performance Incentive Adjustment Calculation	p. 93
15.	Management Fees and Nonadvisory Expenses	p. 94
16.	Subadvisers and Subadvisory Agreement Fee Schedules	p. 97
17.	Subadvisory Fees	p. 98
18.	Portfolio Managers	p. 99
19.	Administrative Services Agreement Fee Schedule	p. 118
20.	Administrative Fees	p. 119
21.	Sales Charges Paid to Distributor	p. 122
22.	12b-1 Fees	p. 126
23.	Unreimbursed Distribution Expenses	p. 128
24.	Fund History Table	p. 134
25.	Trustees	p. 136
26.	Fund Officers	p. 141
27.	Committee Meetings	p. 145
28.	Trustee Holdings	p. 146
29.	Trustee Compensation — All Funds	p. 151
30.	Trustee Compensation — Individual Funds	p. 152
31.	Control Persons and Principal Holders of Securities	p. 155

Statement of Additional Information – October 1, 2012	Page 2

Table 1. Fund Fiscal Year Ends, Prospectus Date and Investment Categories

Fund	Fiscal Year End	Prospectus Date	Fund Investment Category
Columbia 120/20 Contrarian Equity	April 30	Sept. 1, 2012	Equity
Columbia Absolute Return Currency and Income	October 31	March 1, 2012	Alternative
Columbia Absolute Return Emerging Markets Macro	May 31	Oct. 1, 2012	Alternative
Columbia Absolute Return Enhanced Multi-Strategy	May 31	Oct. 1, 2012	Alternative
Columbia Absolute Return Multi-Strategy	May 31	Oct. 1, 2012	Alternative
Columbia Active Portfolios – Diversified Equity Income	May 31	Oct. 1, 2012	Equity
Columbia AMT-Free Tax-Exempt Bond	November 30	April 1, 2012	Tax-exempt fixed income
Columbia Asia Pacific ex-Japan	October 31	March 1, 2012	Equity
Columbia Commodity Strategy	May 31	Oct. 1, 2012	Equity
Columbia Diversified Bond	August 31	Oct. 28, 2011	Taxable fixed income
Columbia Diversified Equity Income	May 31(a)	Oct. 1, 2012	Equity
Columbia Dividend Opportunity	May 31(b)	Oct. 1, 2012	Equity
Columbia Emerging Markets Bond	October 31	March 1, 2012	Taxable fixed income
Columbia Emerging Markets Opportunity	October 31	March 1, 2012	Equity
Columbia Equity Value	February 29(c)	May 27, 2011	Equity
Columbia European Equity	October 31	March 1, 2012	Equity
Columbia Flexible Capital Income	May 31	Oct. 1, 2012	Flexible
Columbia Floating Rate	July 31	Sept. 29, 2011	Taxable fixed income
Columbia Frontier	October 31	March 1, 2012	Equity
Columbia Global Bond	October 31	March 1, 2012	Taxable fixed income
Columbia Global Equity	October 31	March 1, 2012	Equity
Columbia Global Extended Alpha Fund	October 31	March 1, 2012	Equity
Columbia Government Money Market	November 30(d)	April 1, 2012	Taxable Money Market
Columbia High Yield Bond	May 31	Oct. 1, 2012	Taxable fixed income
Columbia Income Builder Fund	January 31	June 1, 2012	Fund-of-funds – fixed income
Columbia Income Opportunities	July 31	Sept. 29, 2011	Taxable fixed income
Columbia Inflation Protected Securities	July 31	Sept. 29, 2011	Taxable fixed income
Columbia Large Core Quantitative Equity	July 31	Sept. 29, 2011	Equity
Columbia Large Growth Quantitative	September 30	Nov. 29, 2011	Equity
Columbia Large Value Quantitative	September 30	Nov. 29, 2011	Equity
Columbia Limited Duration Credit	July 31	Sept. 29, 2011	Taxable fixed income
Columbia Marsico Flexible Capital	August 31	Oct. 28, 2011	Flexible
Columbia Mid Cap Growth Opportunity	November 30	April 1, 2012	Equity
Columbia Mid Cap Value Opportunity	May 31(a)	Oct. 1, 2012	Equity
Columbia Minnesota Tax-Exempt	August 31	Oct. 28, 2011	State tax-exempt fixed income
Columbia Money Market	July 31	Sept. 29, 2011	Taxable money market
Columbia Multi-Advisor International Value	October 31	March 1, 2012	Equity
Columbia Multi-Advisor Small Cap Value	May 31	Oct. 1, 2012	Equity
Columbia Portfolio Builder Aggressive	January 31	June 1, 2012	Fund-of-funds – equity
Columbia Portfolio Builder Conservative	January 31	June 1, 2012	Fund-of-funds – fixed income
Columbia Portfolio Builder Moderate	January 31	June 1, 2012	Fund-of-funds – equity
Columbia Portfolio Builder Moderate Aggressive	January 31	June 1, 2012	Fund-of-funds – equity
Columbia Portfolio Builder Moderate Conservative	January 31	June 1, 2012	Fund-of-funds – fixed income
Columbia Recovery and Infrastructure	April 30	Sept. 1, 2012	Equity
Columbia Select Large-Cap Value	May 31(e)	Oct. 1, 2012	Equity
Columbia Select Smaller-Cap Value	May 31(e)	Oct. 1, 2012	Equity
Columbia Seligman Communications and Information	May 31(e)	Oct. 1, 2012	Equity

Statement of Additional Information – October 1, 2012	Page 3

Fund	Fiscal Year End	Prospectus Date	Fund Investment Category
Columbia Seligman Global Technology	October 31	March 1, 2012	Equity
Columbia Strategic Allocation	September 30	Jan. 27, 2012	Flexible
Columbia U.S. Government Mortgage	May 31	Oct. 1, 2012	Taxable fixed income

(a)	The fund changed its fiscal year end in 2012 from Sept. 30 to May 31.
(b)	The fund changed its fiscal year end in 2012 from June 30 to May 31.

(c)	The fund changed its fiscal year end in 2012 from March 31 to Feb. 29.

(d)	The fund changed its fiscal year end in 2011 from Dec. 31 to Nov. 30.

(e)	The fund changed its fiscal year end in 2012 from Dec. 31 to May 31.

Statement of Additional Information – October 1, 2012	Page 4

Fundamental and Nonfundamental Investment Policies

Fundamental investment policies adopted by a fund cannot be changed without the approval of a majority of the outstanding voting securities of the fund (i.e., shareholders) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Nonfundamental investment policies may be changed by the Board at any time.

Notwithstanding any of a fund’s other investment policies, each fund, subject to certain limitations, may invest its assets in an open-end management investment company having substantially the same investment objectives, policies, and restrictions as the fund for the purpose of having those assets managed as part of a combined pool.

FUNDAMENTAL POLICIES

Fundamental policies are policies that can be changed only with shareholder approval. The chart below shows fund-specific policies that may be changed only with shareholder approval. The chart indicates whether or not the fund has a policy on a particular topic. A dash indicates that the fund does not have a policy on a particular topic. Please see “Investment Strategies and Types of Investments” for more information regarding your fund’s investment strategies. The specific policy is stated in the paragraphs that follow the table.

Table 2. Fundamental Policies

Fund	A Buy or sell real estate	B Buy or sell commodities	C Buy more than 10% of an issuer	D Invest more than 5% in an issuer	E Concentrate in any one industry	F Invest less than 80%	G Act as an underwriter	H Lending	I Borrow money	J Issue senior securities	K Buy on margin/ sell short
Columbia 120/20 Contrarian Equity	A1	B4	C1	D1	E6	—	G1	H1	I1	J1	—
Columbia Absolute Return Currency and Income	A1	B1	C2	C2	E5	—	G1	H1	I1	J1	—
Columbia Absolute Return Emerging Markets Macro	A1	B4	—	—	E12	—	G1	H1	I1	J1	—
Columbia Absolute Return Enhanced Multi-Strategy	A1	B4	C2	C2	E1	—	G1	H1	I1	J1	—
Columbia Absolute Return Multi-Strategy	A1	B4	C2	C2	E1	—	G1	H1	I1	J1	—
Columbia Active Portfolios – Diversified Equity Income	A1	B1	C2	C2	E6	—	G1	H1	I1	J1	—
Columbia AMT-Free Tax-Exempt Bond	A1	B1	C1	D1	E7	F2	G1	H1	I1	J1	—
Columbia Asia Pacific ex-Japan	A1	B2	C2	C2	E1	—	G1	H1	I1	J1	—
Columbia Commodity Strategy	A1	B4	C2	C2	E13	—	G1	H1	I1	J1	—
Columbia Diversified Bond	A1	B1	C1	D1	E1	—	G1	H1	I1	J1	—
Columbia Diversified Equity Income	A1	B1	C1	D1	E1	—	G1	H1	I1	J1	—
Columbia Dividend Opportunity	A1	B1	C1	D1	E1	—	G1	H1	I1	J1	—
Columbia Emerging Markets Bond	A1	B3	—	—	E3	—	G1	H1	I1	J1	—
Columbia Emerging Markets Opportunity	A1	B1	C1	D1	E1	—	G1	H1	I1	J1	—
Columbia Equity Value	A1	B1	C1	D1	E1	—	G1	H1	I1	J1	—
Columbia European Equity	A1	B1	—	—	E1	—	G1	H1	I1	J1	—
Columbia Flexible Capital Income	A1	B4	C2	C2	E13	—	G1	H1	I1	J1	—
Columbia Floating Rate	A1	B3	C1	D1	E4	—	G1	H1	I1	J1	—
Columbia Frontier	A3	B5	C3	C3	E8	—	G2	H2	J2	J2	K2
Columbia Global Bond	A1	B1	C1	—	E1	—	G1	H1	I1	J1	—
Columbia Global Equity	A1	B1	C1	D1	E1	—	G1	H1	I1	J1	—
Columbia Global Extended Alpha	A1	B2	C2	C2	E1	—	G1	H1	I1	J1	—
Columbia Government Money Market	A4	—	C4	C4	E9	—	G3	H3	J3	J3	G3
Columbia High Yield Bond	A1	B1	C1	D1	E1	—	G1	H1	I1	J1	—
Columbia Income Builder Fund*	A1	B3	C2	C2	E2	—	G1	H1	I1	J1	—
Columbia Income Opportunities	A1	B1	C1	D1	E1	—	G1	H1	I1	J1	—
Columbia Limited Duration Credit	A1	B1	C1	D1	E1	—	G1	H1	I1	J1	—
Columbia Marsico Flexible Capital	A5	B3	—	—	E11	—	G1	H1	I1	J1	—

Statement of Additional Information – October 1, 2012	Page 5

Fund	A Buy or sell real estate	B Buy or sell commodities	C Buy more than 10% of an issuer	D Invest more than 5% in an issuer	E Concentrate in any one industry	F Invest less than 80%	G Act as an underwriter	H Lending	I Borrow money	J Issue senior securities	K Buy on margin/ sell short
Columbia Mid Cap Growth Opportunity	A1	B1	C1	D1	E1	—	G1	H1	I1	J1	—
Columbia Mid Cap Value Opportunity	A1	B1	C1	D1	E1	—	G1	H1	I1	J1	—
Columbia Minnesota Tax-Exempt	A1	B1	—	—	E7	F1	G1	H1	I1	J1	—
Columbia Money Market	A2	A2	C1	D1	E7	—	G1	H1	I1	J1	K1
Columbia Multi-Advisor International Value	A1	B2	C1	D1	E1	—	G1	H1	I1	J1	—
Columbia Multi-Advisor Small Cap Value	A1	B2	—	—	E1	—	G1	H1	I1	J1	—
Columbia Portfolio Builder Aggressive*	A1	B1	C2	C2	E2	—	G1	H1	I1	J1	—
Columbia Portfolio Builder Conservative*	A1	B1	C2	C2	E2	—	G1	H1	I1	J1	—
Columbia Portfolio Builder Moderate*	A1	B1	C2	C2	E2	—	G1	H1	I1	J1	—
Columbia Portfolio Builder Moderate Aggressive*	A1	B1	C2	C2	E2	—	G1	H1	I1	J1	—
Columbia Portfolio Builder Moderate Conservative*	A1	B1	C2	C2	E2	—	G1	H1	I1	J1	—
Columbia Recovery and Infrastructure	A1	B3	C2	C2	E1	—	G1	H1	I1	J1	—
Columbia Retirement Plus 2010*	A1	B3	C2	C2	E2	—	G1	H1	I1	J1	—
Columbia Retirement Plus 2015*	A1	B3	C2	C2	E2	—	G1	H1	I1	J1	—
Columbia Retirement Plus 2020*	A1	B3	C2	C2	E2	—	G1	H1	I1	J1	—
Columbia Retirement Plus 2025*	A1	B3	C2	C2	E2	—	G1	H1	I1	J1	—
Columbia Retirement Plus 2030*	A1	B3	C2	C2	E2	—	G1	H1	I1	J1	—
Columbia Retirement Plus 2035*	A1	B3	C2	C2	E2	—	G1	H1	I1	J1	—
Columbia Retirement Plus 2040*	A1	B3	C2	C2	E2	—	G1	H1	I1	J1	—
Columbia Retirement Plus 2045*	A1	B3	C2	C2	E2	—	G1	H1	I1	J1	—
Columbia Select Large-Cap Value	A3	B5	C3	C3	E8	—	G2	H2	J2	J2	K2
Columbia Select Smaller-Cap Value	A3	B5	C3	C3	E8	—	G2	H2	J2	J2	K2
Columbia Seligman Communications and Information	A3	B5	C3	C3	E10	—	G2	H2	J2	J2	K2
Columbia Seligman Global Technology	A3	B5	C3	C3	E8	—	G2	H2	J2	J2	K2
Columbia Strategic Allocation	A1	B1	C1	D1	E1	—	G1	H1	I1	J1	—
Columbia U.S. Government Mortgage	A1	B1	C1	D1	E1	—	G1	H1	I1	J1	—

*	The fund-of-funds invests in a combination of underlying funds. These underlying funds have adopted their own investment policies that may be more or less restrictive than those of the fund-of-funds. The policies of the underlying funds may permit a fund to engage in investment strategies indirectly that would otherwise be prohibited under the fund’s investment restrictions.

A.	Buy or sell real estate
	A1 –	The fund will not buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.

	A2 –	The fund will not buy or sell real estate, commodities or commodity contracts. For purposes of this policy, real estate includes real estate limited partnerships.

	A3 –	The fund will not purchase or hold any real estate, except that a fund may invest in securities secured by real estate or interests therein or issued by persons (other than real estate investment trusts) which deal in real estate or interests therein.

	A4 –	The fund will not buy or hold any real estate or securities of corporations or trusts whose principal business is investing in interests in real estate.

	A5 –	The fund will not buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business real estate investment trusts (REITs) or entities similar to REITs formed under the laws of non-U.S. companies. For purposes of this policy, real estate includes real estate limited partnerships.

Statement of Additional Information – October 1, 2012	Page 6

B.	Buy or sell physical commodities*
	B1 –	The fund will not buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

	B2 –	The fund will not buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the fund from buying or selling options, futures contracts and foreign currency or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

	B3 –	The fund will not buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the fund from buying or selling options, futures contracts and foreign currency (and, in the case of Columbia Marsico Flexible Capital, swaps) or from entering into forward currency contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

	B4 –	The fund will not buy or sell commodities, except that the fund may to the extent consistent with its investment objective(s), invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts and enter into swap contracts and other financial transactions relating to commodities. This restriction does not apply to foreign currency transactions including without limitation forward currency contracts. This restriction also does not prevent Columbia Commodity Strategy Fund from investing up to 25% of its total assets in one or more wholly-owned subsidiaries (as described further herein and referred to herein collectively as the “Subsidiary”), thereby gaining exposure to the investment returns of commodities markets within the limitations of the federal tax requirements.

	B5 –	The fund will not purchase or sell commodities or commodity contracts, except to the extent permissible under applicable law and interpretations, as they may be amended from time to time.

*   For purposes of the fundamental investment policy on buying and selling physical commodities, the Funds will not consider swap contracts on financial instruments or rates to be commodities for purposes of this restriction despite any federal legislation or regulatory action by the CFTC that subjects such swaps to regulation by the CFTC.

C.	Buy more than 10% of an issuer
	C1 –	The fund will not purchase more than 10% of the outstanding voting securities of an issuer, except that up to 25% of the fund’s assets may be invested without regard to this 10% limitation. For tax-exempt funds, for purposes of this policy, the terms of a municipal security determine the issuer.

	C2 –	The fund will not purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (a) up to 25% of its total assets may be invested without regard to these limitations; and (b) a fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief.

	C3 –	The fund will not make any investment inconsistent with its classification as a diversified company under the 1940 Act.

	C4 –	The fund will not invest more than 5% of its gross assets (taken at market) in the securities of any one issuer, other than the U.S. Government, its agencies or instrumentalities, or buy more than 10% of the voting securities of any one issuer, other than U.S. Government agencies or instrumentalities.

D.	Invest more than 5% in an issuer
	D1 –	The fund will not invest more than 5% of its total assets in securities of any company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities, or other investment companies, and except that up to 25% of the fund’s total assets may be invested without regard to this 5% limitation. For tax-exempt funds, for purposes of this policy, the terms of a municipal security determine the issuer.

	D2 –	The fund will not, as to 50% of the value of its total assets, purchase securities of any issuer if immediately thereafter more than 5% of total assets at market value would be invested in the securities of any issuer (except that this limitation does not apply to obligations issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities).

Statement of Additional Information – October 1, 2012	Page 7

E.	Concentrate*
	E1 –	The fund will not concentrate in any one industry. According to the present interpretation by the Securities and Exchange Commission (SEC), this means that up to 25% of the fund’s total assets, based on current market value at time of purchase, can be invested in any one industry.

	E2 –	The fund will not concentrate in any one industry. According to the present interpretation by the SEC, this means that up to 25% of the fund’s total assets, based on current market value at time of purchase, can be invested in any one industry. The fund itself does not intend to concentrate, however, the aggregation of holdings of the underlying funds may result in the fund indirectly investing more than 25% of its assets in a particular industry. The fund does not control the investments of the underlying funds and any indirect concentration will occur only as a result of the fund following its investment objectives by investing in the underlying funds.

	E3 –	While the fund may invest 25% or more of its total assets in the securities of foreign governmental and corporate entities located in the same country, it will not invest 25% or more of its total assets in any single foreign governmental issuer.

	E4 –	The fund will not concentrate in any one industry. According to the present interpretation by the SEC, this means that up to 25% of the fund’s total assets, based on current market value at time of purchase, can be invested in any one industry. For purposes of this restriction, loans will be considered investments in the industry of the underlying borrower, rather than that of the seller of the loan.

	E5 –	The fund will not concentrate in any one industry, provided however, that this restriction shall not apply to securities or obligations issued or guaranteed by the U.S. Government, banks or bank holding companies or finance companies. For all other industries, this means that up to 25% of the fund’s total assets, based on current market value at the time of purchase, can be invested in any one industry.

	E6 –	The fund will not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

	E7 –	The fund will not invest more than 25% of total assets, at market value, in any one industry; except that municipal securities and securities of the U.S. Government, its agencies and instrumentalities are not considered an industry for purposes of this limitation.

	E8 –	The fund will not invest 25% or more of its total assets, at market value, in the securities of issuers in any particular industry, provided that this limitation shall exclude securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities.

	E9 –	The fund will not invest more than 25% of the market value of its total assets in securities of issuers in any one industry, provided that the fund reserves the right to concentrate investments in money market instruments issued by the U.S. Government or its agencies or instrumentalities or banks or bank holding companies.

	E10 –	The fund will not invest 25% or more of its total assets, at market value, in the securities of issuers in any particular industry, except that the fund will invest at least 25% of the value of its total assets in securities of companies principally engaged in the communications, information and related industries and provided that this limitation shall exclude securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities.

	E11 –	The fund will not concentrate in any one industry (other than U.S. government securities, provided that this limitation shall exclude securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities). According to the present interpretation by the Securities and Exchange Commission (SEC), this means that up to 25% of the fund’s total assets, based on current market value at time of purchase, can be invested in any one industry.

	E12 –	The fund will not invest 25% or more of its total assets in securities of corporate issuers engaged in any one industry. However, consistent with the fund’s investment objective and strategies, the fund may invest 25% or more of its total assets in securities issued by sovereign and quasi-sovereign (e.g., government agencies or instrumentalities) foreign governmental issuers or obligors, including in emerging market countries, but it will not invest 25% or more of its total assets in any single foreign governmental issuer.

Statement of Additional Information – October 1, 2012	Page 8

	E13 –	The fund will not invest 25% or more of its total assets in securities of corporate issuers engaged in any one industry. The foregoing restriction does not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured by them. In addition, the foregoing restriction shall not apply to or limit, Columbia Commodity Strategy Fund’s counterparties in commodities-related transactions.

*   For purposes of applying the limitation set forth in the concentration policies, above, the funds will generally use the industry classifications provided by the Global Industry Classification System.

F.	Invest less than 80%
	F1 –	The fund will not under normal market conditions, invest less than 80% of its net assets in municipal obligations that are generally exempt from federal income tax as well as respective state and local income tax.

	F2 –	The fund will not under normal market conditions, invest less than 80% of its net assets in bonds and other debt securities issued by or on behalf of state or local governmental units whose interest, in the opinion of counsel for the issuer, is exempt from federal income tax. The fund does not intend to purchase bonds or other debt securities, the interest from which, is subject to the alternative minimum tax.

G.	Act as an underwriter
	G1 –	The fund will not act as an underwriter (sell securities for others). However, under the securities laws, the fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

	G2 –	The fund will not underwrite the securities of other issuers, except insofar as the fund may be deemed an underwriter under the Securities Act of 1933 (the 1933 Act) in disposing of a portfolio security or in connection with investments in other investment companies.

	G3 –	The fund will not underwrite the securities of other issuers; make “short” sales of securities, or purchase securities on “margin”; write or purchase put or call options.

H.	Lending
	H1 –	The fund will not lend securities or participate in an interfund lending program if the total of all such loans would exceed 331/3% of the fund’s total assets, except this fundamental investment policy shall not prohibit the fund from purchasing money market securities, loans, loan participation or other debt securities, or from entering into repurchase agreements. For funds-of-funds – equity, under current Board policy, the fund has no current intention to borrow to a material extent.

	H2 –	The fund will not make loans, except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC.

	H3 –	The fund will not make loans, except loans of portfolio securities and except to the extent that the purchase of notes, bonds or other evidences of indebtedness, the entry into repurchase agreements or deposits with banks, may be considered loans.

I.	Borrowing
	I1 –	The fund will not borrow money, except for temporary purposes (not for leveraging or investment) in an amount not exceeding 331/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings) immediately after the borrowings. For funds-of-funds – equity, under current Board policy, the fund has no current intention to borrow to a material extent.

J.	Issue senior securities
	J1 –	The fund will not issue senior securities, except as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

	J2 –	The fund will not issue senior securities or borrow money, except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC.

	J3 –	The fund will not issue senior securities or borrow money, except from banks for temporary purposes in an amount not exceeding 5% of the value of its total assets.

K.	Buy on margin/sell short
	K1 –	The fund will not buy on margin or sell short or deal in options to buy or sell securities.

	K2 –	The fund will not purchase securities on margin except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC.

Statement of Additional Information – October 1, 2012	Page 9

In addition to the policies described above and any fundamental policy described in the prospectus:

For Columbia Money Market, the fund will not:

•	Purchase common stocks, preferred stocks, warrants, other equity securities, corporate bonds or debentures, state bonds, municipal bonds, or industrial revenue bonds.

For Columbia Government Money Market, the fund will not:

•	Mortgage or pledge any of its assets, except to the extent, up to a maximum of 5% of its total assets, necessary to secure permissible borrowings.

•

Buy securities of any company which, with their predecessors, have been in operation less than three continuous years, provided however, that securities guaranteed by a company that (including predecessors) has been in operation at least three continuous years shall be excluded.

•	Invest in securities with contractual or other restrictions on resale, except in connection with repurchase agreements.

•

Deal with its directors and officers, or firms they are associated with, in the purchase or sale of securities except as broker, or purchase or hold the securities of any issuer, if to its knowledge, directors or officers of the fund or of the fund’s investment manager individually owning beneficially more than 0.5% of the securities of that other company own in the aggregate more than 5% of such securities.

•

Invest in the securities of companies for purposes of exercising control or management of such companies or in securities issued by other investment companies, except in connection with a merger, consolidation, acquisition or reorganization or for the purpose of hedging the fund’s obligations under its deferred compensation plan for Trustees.

For Columbia Seligman Communications and Information, Columbia Frontier, Columbia Seligman Global Technology, Columbia Select Growth, Columbia Select Large-Cap Value and Columbia Select Smaller-Cap Value, the fund will not:

•

Purchase or hold the securities of any issuer, if to its knowledge, directors or officers of the fund and, only in the case of Columbia Seligman Global Technology, the directors and officers of the fund’s investment manager, individually owning beneficially more than 0.5% of the outstanding securities of that issuer own in the aggregate more than 5% of such securities.

•	Enter into repurchase agreements of more than one week’s duration if more than 10% of the fund’s net assets would be so invested.

NONFUNDAMENTAL POLICIES

Nonfundamental policies are policies that can be changed by the Board without shareholder approval. The following nonfundamental policies may be changed by the Board at any time and are in addition to those described in the prospectus.

For funds other than money market funds:

•	No more than 15% of the fund’s net assets will be held in securities and other instruments that are illiquid.

For money market funds:

•	No more than 5% of the fund’s net assets will be held in securities and other instruments that are illiquid.

For all funds:

•

The fund may not purchase securities of other investment companies except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. If shares of the fund are purchased by another fund in reliance on Section 12(d)(1)(G) of the 1940 Act, for so long as shares of the fund are held by such other fund, the fund will not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

For Columbia 120/20 Contrarian Equity, Columbia Active Portfolios – Diversified Equity Income, Columbia Diversified Bond, Columbia Diversified Equity Income, Columbia Dividend Opportunity, Columbia Equity Value, Columbia Flexible Capital Income, Columbia Floating Rate, Columbia High Yield Bond, Columbia Income Opportunities, Columbia Inflation Protected Securities, Columbia Large Core Quantitative, Columbia Large Growth Quantitative, Columbia Large Value Quantitative, Columbia Mid Cap Growth Opportunity, Columbia Mid Cap Value Opportunity, Columbia Multi-Advisor Small Cap Value, Columbia Recovery and Infrastructure, Columbia Select Large-Cap Value, Columbia Select Smaller-Cap Value, Columbia Seligman Communications and Information, Columbia Frontier and Columbia Limited Duration Credit:

•	Up to 25% of the fund’s net assets may be invested in foreign investments.

For Columbia U.S. Government Mortgage:

•	Up to 20% of the fund’s net assets may be invested in foreign investments.

Statement of Additional Information – October 1, 2012	Page 10

Investment Strategies and Types of Investments

This table shows many of the various investment strategies and investments the funds are allowed to engage in and purchase. It is intended to show the breadth of investments that the investment manager or subadviser (individually and collectively, the “investment manager”) may make on behalf of a fund. For a description of principal risks for an individual fund, please see the applicable prospectus for that fund. Notwithstanding a fund’s ability to utilize these strategies and investments, the investment manager is not obligated to use them at any particular time. For example, even though the investment manager is authorized to adopt temporary defensive positions and is authorized to attempt to hedge against certain types of risk, these practices are left to the investment manager’s sole discretion.

Fund-of-funds invest in a combination of underlying funds, although they may invest directly in stocks, bonds and other securities. These underlying funds have their own investment strategies and types of investments they are allowed to engage in and purchase. Fund-of-funds currently only invest in underlying funds, which may invest directly in securities and engage in investment strategies, indicated in the table below.

Investment strategies and types of investments: A black circle indicates that the investment strategy or type of investment generally is authorized for a category of funds. Exceptions are noted in the footnotes to the table. See Table 1 for fund categories.

Table 3. Investment Strategies and Types of Investments

Investment strategy	Alternative	Equity and Flexible	Funds-of-Funds – Equity and Fixed Income	Taxable Fixed Income	Taxable Money Market	Tax-Exempt Fixed Income	State Tax-Exempt Fixed Income
Agency and government securities	—	—	—	—	—	—	—
Borrowing	—	—	—	—	—	—	—
Cash/money market instruments	—	—	—	—	—	—	—
Collateralized bond obligations	—	— A	—	—	—	—	—
Commercial paper	—	—	—	—	—	—	—
Common stock	—	—	—	— B	—	—	—
Convertible securities	—	— C	—	— D	—	—	—
Corporate bonds	—	—	—	—	E	—	—
Debt obligations	—	—	—	—	—	—	—
Depositary receipts	—	—	—	—	—	—	—
Derivative instruments (including options and futures)	—	—	—	—	—	—	—
Exchange-traded funds	—	—	—	—	—	—	—
Floating rate loans	—	F	—	—	—	—	—
Foreign currency transactions	—	—	—	—	—	—	—
Foreign securities	—	—	—	—	—	—	—
Funding agreements	—	—	—	—	—	—	—
High yield debt securities (junk bonds)	—	—	—	—	—	—	—
Illiquid and restricted securities	—	—	—	—	—	—	—
Indexed securities	—	—	—	—	—	—	—
Inflation protected securities	—	—	—	—	—	—	—
Initial Public Offerings (IPOs)	—	—	—	—	—	—	—
Inverse floaters	—	G	—	—	—	—	—
Investment companies	—	—	—	—	—	—	—
Lending of portfolio securities	—	— H	—	—	—	—	—
Loan participations	—	—	—	—	—	—	—
Mortgage- and asset-backed securities	—	—	—	—	—	—	—
Mortgage dollar rolls	—	I	—	—	—	—	—
Municipal obligations	—	—	—	—	—	—	—
Pay-in-kind securities	—	—	—	—	—	—	—
Preferred stock	—	—	—	— J	—	— J	—

Statement of Additional Information – October 1, 2012	Page 11

Investment strategy	Alternative	Equity and Flexible	Funds-of-Funds – Equity and Fixed Income	Taxable Fixed Income	Taxable Money Market	Tax-Exempt Fixed Income	State Tax-Exempt Fixed Income
Real estate investment trusts	—	—	—	—	—	—	—
Repurchase agreements	—	—	—	—	—	—	—
Reverse repurchase agreements	—	—	—	—	—	—	—
Short sales	K	K	—	K	—	K	K
Sovereign debt	—	—	—	—	—	—	—
Structured investments	—	—	—	—	—	—	—
Swap agreements	—	—	—	—	—	—	—
Variable- or floating-rate securities	—	—	—	—	—	—	—
Warrants	—	—	—	—	—	—	—
When-issued securities and forward commitments	—	—	—	—	—	—	—
Zero-coupon and step-coupon securities	—	—	—	—	—	—	—

A.	The following funds are not authorized to invest in collateralized bond obligations: Columbia Multi-Advisor International Value, and Columbia Multi-Advisor Small Cap Value.

B.	The following fund is not authorized to invest in common stock: Columbia U.S. Government Mortgage.

C.	The following fund is not authorized to invest in convertible securities: Columbia Commodity Strategy.

D.	The following funds are not authorized to invest in convertible securities: Columbia U.S. Government Mortgage.

E.	While the fund is prohibited from investing in corporate bonds, it may invest in securities classified as corporate bonds if they meet the requirements of Rule 2a-7 of the 1940 Act.

F.	The following flexible fund is authorized to invest in floating rate loans: Columbia Strategic Allocation.

G.	The following flexible fund is authorized to invest in inverse floaters: Columbia Strategic Allocation.

H.	The following fund is not authorized to lend portfolio securities: Columbia Flexible Capital Income.

I.	The following flexible and equity funds are authorized to invest in mortgage dollar rolls: Columbia Strategic Allocation and Columbia Commodity Strategy.

J.	The following funds are not authorized to invest in preferred stock: Columbia AMT-Free Tax-Exempt Bond and Columbia U.S. Government Mortgage.

K.	The funds are not prohibited from engaging in short sales, however, each fund will seek Board approval prior to utilizing short sales as an active part of its investment strategy.

Statement of Additional Information – October 1, 2012	Page 12

Information Regarding Risks and Investment Strategies

RISKS

The following is a summary of risk characteristics. Following this summary is a description of certain investments and investment strategies and the risks most commonly associated with them (including certain risks not described below and, in some cases, a more comprehensive discussion of how the risks apply to a particular investment or principal investment strategy). A mutual fund’s risk profile is largely defined by the fund’s primary portfolio holdings and principal investment strategies. However, most mutual funds are allowed to use certain other strategies and investments that may have different risk characteristics. Accordingly, one or more of the following types of risk may be associated with a fund at any time (for a description of principal risks and investment strategies for an individual fund, please see that fund’s prospectus):

Active Management Risk. For a fund that is actively managed, its performance will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the fund’s investment objectives. Due to its active management, a fund could underperform other mutual funds with similar investment objectives and strategies.

Allocation Risk. For funds-of-funds, the risk that the investment manager’s evaluations regarding asset classes or underlying funds, and the fund’s allocations thereto, may be incorrect. There is no guarantee that the underlying funds will achieve their investment objectives. There is also a risk that the selected underlying funds’ performance may be lower than the performance of the asset class they were selected to represent or may be lower than the performance of alternative underlying funds that could have been selected to represent the asset class.

For funds that use an asset allocation strategy in pursuit of its investment objective, there is a risk that the fund’s allocation among asset classes or investments will cause the fund’s shares to lose value or cause the fund to underperform other funds with similar investment objectives, or that the investments themselves will not produce the returns expected.

Asset-Backed Securities Risk. The value of the fund’s investments in asset-backed securities may be affected by, among other things, changes in: interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements, or the market’s assessment of the quality of underlying assets. Asset-backed securities represent interests in, or are backed by, pools of receivables such as credit card, auto, student and home equity loans. They may also be backed, in turn, by securities backed by these types of loans and others, such as mortgage loans. Asset-backed securities can have a fixed or an adjustable rate. Most asset backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility. Rising or high interest rates tend to extend the duration of asset-backed securities, making them more volatile and more sensitive to changes in interest rates.

Asian Pacific Region Risk. Many of the countries in the Asian Pacific Region are developing both politically and economically, and may have relatively unstable governments and economies based on a limited number of commodities or industries. Securities markets in the Asian Pacific Region are smaller and have a lower trading volume than those in the United States, which may result in the securities of some companies in the Asian Pacific Region being less liquid than similar U.S. or other foreign securities. Some currencies in the Asian Pacific Region are more volatile than the U.S. dollar, and some countries in the Asian Pacific Region have restricted the flow of money in and out of the country. As a result, many of the risks detailed above under “Risks of Foreign Investing” may be more pronounced due to concentration of the Fund’s investments in the Asian Pacific Region.

Borrowing Risk. To the extent the fund borrows money for investment purposes, which is commonly referred to as “leveraging,” the fund’s exposure to fluctuations in the prices of its assets will be increased as compared to the fund’s exposure if the fund did not borrow. The fund’s borrowing activities will exaggerate any increase or decrease in the net asset value of the fund. In addition, the interest which the fund pays on borrowed money, together with any additional costs of maintaining a borrowing facility, are additional costs borne by the fund and could reduce or eliminate any net investment profits. Unless profits on assets acquired with borrowed money exceed the costs of borrowing, the use of borrowing will diminish the investment performance of the fund compared with what it would have been without borrowing. When the fund borrows money it must comply with certain asset coverage requirements, which at times may require the fund to dispose of some of its holdings, even though it may be disadvantageous to do so at the time.

Changing Distribution Levels Risk. The amount of the distributions paid by the fund generally depends on the amount of interest and/or dividends received by the fund on the securities it holds. The fund may not be able to pay distributions or may have to reduce its distribution level if the interest and/or dividends the fund receives from its investments decline.

Statement of Additional Information – October 1, 2012	Page 13

Commodity-Related Investment Risk. The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include weather, embargoes, tariffs, and economic health, political, international regulatory and other developments. Commodities investments may also subject the fund to liquidity risk and counterparty risk. Economic and other events (whether real or perceived) can reduce the demand for commodities, which may reduce market prices and cause the value of fund shares to fall. The frequency and magnitude of such changes cannot be predicted. Exposure to commodities and commodities markets may subject the fund to greater volatility than investments in traditional securities. No active trading market may exist for certain commodities investments, which may impair the ability of the fund to sell or to realize the full value of such investments in the event of the need to liquidate such investments. In addition, adverse market conditions may impair the liquidity of actively traded commodities investments. Certain types of commodities instruments (such as total return swaps and commodity-linked notes) are subject to the risk that the counterparty to the instrument will not perform or will be unable to perform in accordance with the terms of the instrument.

Common Stock Risk. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the fund. Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the fund has exposure. Common stock prices fluctuate for several reasons, including changes to investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting an issuer occurs. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Concentration Risk. Investments that are concentrated in a particular issuer, geographic region, or sector will make the fund’s portfolio value more susceptible to the events or conditions impacting the issuer, geographic region, or sector. Because of the fund’s concentration, the fund’s overall value may decline to a greater degree than if the fund held a less concentrated portfolio.

Confidential Information Access Risk. For funds investing in floating rate loans, the investment manager normally will seek to avoid the receipt of material, non-public information (Confidential Information) about the issuers of floating rate loans being considered for acquisition by the fund, or held in the fund. In many instances, issuers of floating rate loans offer to furnish Confidential Information to prospective purchasers or holders of the issuer’s floating rate loans to help potential investors assess the value of the loan. The investment manager’s decision not to receive Confidential Information from these issuers may disadvantage the fund as compared to other floating rate loan investors, and may adversely affect the price the fund pays for the loans it purchases, or the price at which the fund sells the loans. Further, in situations when holders of floating rate loans are asked, for example, to grant consents, waivers or amendments, the investment manager’s ability to assess the desirability of such consents, waivers or amendments may be compromised. For these and other reasons, it is possible that the investment manager’s decision under normal circumstances not to receive Confidential Information could adversely affect the fund’s performance.

Counterparty Risk. Counterparty risk is the risk that a counterparty to a financial instrument entered into by the fund or held by a special purpose or structured vehicle held by the fund becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceedings. The fund may obtain only limited recovery or may obtain no recovery in such circumstances. The fund will typically enter into financial instrument transactions with counterparties whose credit rating is investment grade, or, if unrated, determined to be of comparable quality by the investment manager.

Convertible Securities Risk. The fund may invest in convertible securities, which are subject to the usual risks associated with debt securities, such as Interest Rate Risk and Credit Risk (described herein). Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to Market Risk (described herein). Because the value of a convertible security can be influenced by both interest rates and market movements, a convertible security generally is not as sensitive to interest rates as a similar debt security, and generally will not vary in value in response to other factors to the same extent as the underlying common stock. In the event of a liquidation of the issuer, holders of convertible securities would typically be paid before the issuer’s common stockholders but after holders of any senior debt obligations of the issuer. The fund may be forced to convert a convertible security at an inopportune time, which may decrease the fund’s return.

Credit Risk. Credit risk is the risk that one or more fixed income securities in the fund’s portfolio will decline in price or fail to pay interest or repay principal when due because the issuer of the security experiences a decline in its financial status and is unable or unwilling to honor its obligations, including the payment of interest or the repayment of principal. Adverse conditions in the credit markets can adversely affect the broader global economy, including the credit quality of issuers of fixed income securities in which the fund may invest. Changes by nationally recognized statistical rating organizations in its rating of securities and in the ability of an issuer to make scheduled payments may also affect the value of the fund’s investments. To the extent the fund invests in below-investment grade securities, it will be exposed to a greater amount of credit risk than a fund which invests solely in investment grade securities. The prices of lower grade securities are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade securities. Fixed income securities of below investment grade quality are predominantly speculative

Statement of Additional Information – October 1, 2012	Page 14

with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default. If the fund purchases unrated securities, or if the rating of a security is reduced after purchase, the fund will depend on the investment manager’s analysis of credit risk more heavily than usual.

Currency Risk. The performance of the fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar, particularly if the fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar.

Derivatives Risk. A fund may invest in derivatives, including as part of its Principal Investment Strategies (see that section of the prospectus to determine which, if any, derivatives the Fund may utilize as “principal”) and/or its non-principal investment strategies. The Fund may enter into derivative transactions for, among other reasons, investment purposes, for risk management (hedging) purposes, or to increase investment flexibility. The Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligations under certain derivatives contracts. In the case of certain derivatives contracts that do not cash settle, for example, the Fund must set aside liquid assets equal to the full notional value of the derivatives contract while the positions are open. With respect to other derivatives contracts that do cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligation (i.e., the Fund’s daily net liability) under the contract, if any, rather than the full notional value. The Fund reserves the right to modify its asset segregation policies in the future, including to comply with any changes in positions from time to time articulated by the SEC or its staff regarding asset segregation. By setting aside assets equal to only its net obligations under certain cash-settled derivatives contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional amount of the contract.

Derivatives Risk/Commodity-Linked Futures Contracts Risk. The use of futures contracts is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. A futures contract is a sales contract between a buyer (holding the “long” position) and a seller (holding the “short” position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The liquidity of the futures markets depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. Moreover, to the extent the Fund engages in futures contracts on foreign exchanges, such exchanges may not provide the same protection as U.S. exchanges. The loss that may be incurred in entering into futures contracts may exceed the amount of the premium paid and may be potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value (NAV). Additionally, as a result of the low collateral deposits normally involved in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund. Investment in these instruments involve risks, including counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund) and pricing risk (i.e., the instrument may be difficult to value).

Derivatives Risk/Commodity-Linked Structured Notes Risk. The use of commodity-linked structured notes is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The Fund’s investments in commodity-linked structured notes involve substantial risks, including risk of loss of interest and principal, lack of a secondary (i.e. liquid) market, and risk of greater volatility than investments in traditional equity and debt markets.

If payment of interest on a commodity-linked structured note is linked to the value of a particular commodity, commodity index or other economic variable, the Fund might receive lower interest payments (or not receive any of the interest due) on its investments if there is a loss of value of the underlying investment. Further, to the extent that the amount of principal to be repaid upon maturity is linked to the value of a particular commodity, commodity index or other economic variable, the Fund might not receive a portion (or any) of the principal at maturity of the investment or upon earlier exchange. At any time, the risk of loss associated with a particular structured note in the Fund’s portfolio may be significantly higher than the value of the note.

A liquid secondary market may not exist for the commodity-linked structured notes held in the Fund’s portfolio, which may make it difficult for the notes to be sold at a price acceptable to the portfolio managers or to accurately value them. Investment in commodity-linked structured notes also subjects the Fund to counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument) and hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund).

Statement of Additional Information – October 1, 2012	Page 15

The value of the commodity-linked structured notes may fluctuate significantly because the values of the underlying investments to which they are linked are themselves volatile. Additionally, the particular terms of a commodity-linked structured note may create economic leverage by requiring payment by the issuer of an amount that is a multiple of the price increase or decrease of the underlying commodity, commodity index, or other economic variable. Economic leverage will increase the volatility of the value of these commodity-linked notes as they may increase or decrease in value more quickly than the underlying commodity, commodity index or other economic variable.

Derivatives Risk/Commodity-Linked Swaps Risk. The use of commodity-linked swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Commodity-linked swaps could result in losses if the underlying asset or reference does not perform as anticipated. The value of swaps, like many other derivatives, may move in unexpected ways and may result in losses for the Fund. Such transactions can have the potential for unlimited losses. Such risk is heightened in the case of short swap transactions. Swaps can involve greater risks than direct investment in the underlying asset, because swaps may be leveraged (creating leverage risk) and are subject to counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund), pricing risk (i.e., swaps may be difficult to value) and liquidity risk (i.e., may not be possible to liquidate a swap position at an advantageous time or price, which may result in significant losses).

Derivatives Risk/Credit Default Swaps Risk. The use of credit default swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. A credit default swap enables an investor to buy or sell protection against a credit event, such as an issuer’s failure to make timely payments of interest or principal, bankruptcy or restructuring. A credit default swap may be embedded within a structured note or other derivative instrument. The value of swaps, like many other derivatives, may move in unexpected ways and may result in losses for the Fund. Swaps can involve greater risks than direct investment in the underlying securities, because swaps, among other factors, may be leveraged and subject the Fund to counterparty risk (i.e., the counterparty to the instrument will not perform or be unable to perform in accordance with the terms of the instrument), hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund), pricing risk (i.e., swaps may be difficult to value) and liquidity risk (i.e., it may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses). If the Fund is selling credit protection, there is a risk that a credit event will occur and that the Fund will have to pay the counterparty. If the Fund is buying credit protection, there is a risk that no credit event will occur.

Derivatives Risk/Forward Contracts. A forward is a contract between two parties to buy or sell an asset at a specified future time at a price agreed today. Forwards are traded in the over-the-counter markets. The Fund may purchase forward contracts, including those on mortgage-backed securities in the “to be announced” (TBA) market. In the TBA market, the seller agrees to deliver the mortgage backed securities for an agreed upon price on an agreed upon date, but makes no guarantee as to which or how many securities are to be delivered. Investments in forward contracts subject the Fund to counterparty risk.

Derivatives Risk/Forward Foreign Currency Contracts Risk. The use of forward foreign currency contracts is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. These instruments are a type of derivative contract, whereby the Fund may agree to buy or sell a country’s or region’s currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. These instruments may fall in value due to foreign market downswings or foreign currency value fluctuations. The effectiveness of any currency hedging strategy by a Fund may be reduced by the Fund’s inability to precisely match forward contract amounts and the value of securities involved. Forward foreign currency contracts used for hedging may also limit any potential gain that might result from an increase or decrease in the value of the currency. When entering into forward foreign currency contracts, unanticipated changes in the currency markets could result in reduced performance for the Fund. At or prior to maturity of a forward contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been movement in forward contract prices. When the Fund converts its foreign currencies into U.S. dollars, it may incur currency conversion costs due to the spread between the prices at which it may buy and sell various currencies in the market. Investment in these instruments also subjects the Fund, among other factors, to counterparty risk (i.e., the counterparty to the instrument will not perform or be unable to perform in accordance with the terms of the instrument).

Derivatives Risk/Forward Interest Rate Agreements Risk. Under forward interest rate agreements, the buyer locks in an interest rate at a future settlement date. If the interest rate on the settlement date exceeds the lock rate, the buyer pays the seller the difference between the two rates (based on the notional value of the agreement). If the lock rate exceeds the interest rate on the settlement date, the seller pays the buyer the difference between the two rates (based on the notional value of the agreement). The Fund may act as a buyer or a seller. Investment in these instruments subjects the Fund to risks, including counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument),

Statement of Additional Information – October 1, 2012	Page 16

hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund) and interest rate risk (i.e., risk of losses attributable to changes in interest rates).

Derivatives Risk/Futures Contracts Risk. The use of futures contracts is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. A futures contract is a sales contract between a buyer (holding the “long” position) and a seller (holding the “short” position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The liquidity of the futures markets depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. Moreover, to the extent the Fund engages in futures contracts on foreign exchanges, such exchanges may not provide the same protection as U.S. exchanges. The loss that may be incurred in entering into futures contracts may exceed the amount of the premium paid and may be potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value (NAV). Additionally, as a result of the low collateral deposits normally involved in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund. Investment in these instruments involve risks, including counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund) and pricing risk (i.e., the instrument may be difficult to value).

Derivatives Risk/Interest Rate Swaps Risk. Interest rate swaps can be based on various measures of interest rates, including LIBOR, swap rates, treasury rates and other foreign interest rates. A swap agreement can increase or decrease the volatility of the Fund’s investments and its net asset value. The value of swaps, like many other derivatives, may move in unexpected ways and may result in losses for the Fund. Swaps can involve greater risks than direct investment in securities, because swaps may be leverage, and are, among other factors, subject to counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund), pricing risk (i.e., swaps may be difficult to value), liquidity risk (i.e., it may not be possible to liquidate a swap position at an advantageous time or price, which may result in significant losses) and interest rate risk (i.e., risk of losses attributable to changes in interest rates).

Derivatives Risk/Inverse Floaters Risk. Inverse floaters (or inverse variable or floating rate securities) are a type of derivative, long-term fixed income obligation with a variable or floating interest rate that moves in the opposite direction of short-term interest rates. As short-term interest rates go down, the holders of the inverse floaters receive more income and, as short-term interest rates go up, the holders of the inverse floaters receive less income. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer’s credit quality. While inverse floaters tend to provide more income than similar term and credit quality fixed-rate bonds, they also exhibit greater volatility in price movement. There is a risk that the current interest rate on variable and floating rate securities may not accurately reflect current market interest rates or adequately compensate the holder for the current creditworthiness of the issuer. Some variable or floating rate securities are structured with liquidity features and some may include market-dependent liquidity features that may present greater liquidity risk. Other risks associated with transactions in inverse floaters include interest rate risk (i.e., risk of losses attributable to changes in interest rates), counterparty risk (i.e., the risk that the issuer of a security may or will default or otherwise become unable, or perceived to be unable or unwilling, to honor a financial obligation, such as making payments when due) and hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund).

Derivatives Risk/Options Risk. The use of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The Fund may buy and sell call and put options, including options on currencies, interest rates and swap agreements (commonly referred to as swaptions). If the Fund sells a put option, there is a risk that the Fund may be required to buy the underlying asset at a disadvantageous price. If the Fund sells a call option, there is a risk that the Fund may be required to sell the underlying asset at a disadvantageous price, and if the call option sold is not covered (for example, by owning the underlying asset), the Fund’s losses are potentially unlimited. Options may be traded on a securities exchange or in the over-the-counter markets. These transactions involve other risks, including counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument) and hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund).

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Derivatives Risk/Portfolio Swaps and Total Return Swaps Risk. The use of portfolio swaps or total return swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In a swap transaction, one party agrees to pay the other party an amount equal to the total return of a defined underlying asset (such as an equity security or basket of such securities) or a non-asset reference (such as an index) during a specified period of time. In return, the other party would make periodic payments based on a fixed or variable interest rate or on the total return from a different underlying asset or non-asset reference. Portfolio swaps and equity swaps could result in losses if the underlying asset or reference does not perform as anticipated. The value of swaps, like many other derivatives, may move in unexpected ways and may result in losses for the Fund. Such transactions can have the potential for unlimited losses. Such risk is heightened in the case of short swap transactions. Swaps can involve greater risks than direct investment in the underlying asset, because swaps may be leveraged (creating leverage risk) and are subject to counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund), pricing risk (i.e., swaps may be difficult to value) and liquidity risk (i.e., may not be possible to liquidate a swap position at an advantageous time or price, which may result in significant losses).

Derivatives Risk/Swaps Risk. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In a swap transaction, one party agrees to pay the other party an amount equal to the return, based upon an agreed-upon notional value, of a defined underlying asset or a non-asset reference (such as an index) during a specified period of time. In return, the other party would make periodic payments based on a fixed or variable interest rate or on the return from a different underlying asset or non-asset reference based upon an agreed-upon notional value. Swaps could result in losses if the underlying asset or reference does not perform as anticipated. The value of swaps, like many other derivatives, may move in unexpected ways and may result in losses for the Fund. Such transactions can have the potential for unlimited losses. Such risk is heightened in the case of swap transactions involving short exposures. Swaps can involve greater risks than direct investment in the underlying asset, because swaps may be leveraged (creating leverage risk in that the Fund’s exposure and potential losses are greater than the amount invested) and are subject to counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund), pricing risk (i.e., swaps may be difficult to value) and liquidity risk (i.e., may not be possible to liquidate a swap position at an advantageous time or price, which may result in significant losses).

Derivatives Risk/Total Return Swaps Risk. The use of total return swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In a total return swap transaction, one party agrees to pay the other party an amount equal to the total return of a defined underlying asset (such as an equity security or basket of such securities) or a non-asset reference (such as an index) during a specified period of time. In return, the other party makes periodic payments based on a fixed or variable interest rate or on the total return from a different underlying asset or non-asset reference. Total return swaps could result in losses if the underlying asset or reference does not perform as anticipated. Such transactions can have the potential for unlimited losses. The value of swaps, like many other derivatives, may move in unexpected ways and may result in losses for the Fund. Swaps can involve greater risks than direct investment in securities, because swaps may be leveraged, are subject to counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund), pricing risk (i.e., may be difficult to value) and liquidity risk (i.e., it may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.

Derivatives Risk/Warrants Risk. Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights and they do not represent any rights in the assets of the issuer. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date. Warrants may be subject to the risk that the securities could lose value. There also is the risk that the potential exercise price may exceed the market price of the warrants or rights. Investment in these instruments also subject the Fund to liquidity risk (i.e., it may not be possible for the Fund to liquidate the instrument at an advantageous time or price, which may result in significant losses to the Fund).

Dividend and Income Risk. The income shareholders receive from the fund is based primarily on dividends and interest it earns from its investments as well as gains the fund receives from selling portfolio securities, each of which can vary widely over the short and long-term. The dividend income from an fund’s investments in equity securities will be influenced by both general economic activity and issuer-specific factors. In the event of a recession or adverse events affecting a specific industry or issuer, the issuers of the equity securities held by an fund’s may reduce the dividends paid on such securities.

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Dollar Rolls Risk. Dollar rolls are transactions in which the fund sells securities to a counterparty and simultaneously agrees to purchase those or similar securities in the future at a predetermined price. Dollar rolls involve the risk that the market value of the securities the fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. These transactions may also increase the fund’s portfolio turnover rate. If the fund reinvests the proceeds of the security sold, the fund will also be subject to the risk that the investments purchased with such proceeds will decline in value (a form of leverage risk).

Emerging Market Securities Risk. Securities issued by foreign governments or companies in emerging market countries are more likely to have greater exposure to the risks of investing in foreign securities that are described in Foreign Securities Risk. In addition, emerging market countries are more likely to experience instability resulting, for example, from rapid changes or developments in social, political and economic conditions. Their economies are usually less mature and their securities markets are typically less developed with more limited trading activity (i.e., lower trading volumes and less liquidity) than more developed countries. Emerging market securities tend to be more volatile than securities in more developed markets. Many emerging market countries are heavily dependent on international trade and have fewer trading partners, which makes them more sensitive to world commodity prices and economic downturns in other countries. Some emerging market countries have a higher risk of currency devaluations, and some of these countries may experience periods of high inflation or rapid changes in inflation rates and may have hostile relations with other countries.

Equity-Linked Notes Risk. Investments in ELNs have the potential to lead to significant losses because ELNs are subject to the market and volatility risks associated with their Underlying Equity, and to additional risks not typically associated with investments in listed equity securities, such as liquidity risk, credit risk of the issuer of the ELNs (or its broker-dealer affiliate, collectively referred to in this section as the “issuer”), and concentration risk. In general, an investor in an ELN, such as a Fund, has the same market risk as an investor in the Underlying Equity. The liquidity of an ELN that is not actively traded on an exchange is linked to the liquidity of the Underlying Equity.

The liquidity of unlisted ELNs is normally determined by the willingness of the issuer to make a market in the ELN. While the Fund will seek to purchase ELNs only from issuers that it believes to be willing to, and capable of, repurchasing the ELN at a reasonable price, there can be no assurance that the Fund will be able to sell any ELN at such a price or at all. This may impair the Fund’s ability to enter into other transactions at a time when doing so might be advantageous.

In addition, because ELNs are often unsecured notes of the issuer, the Fund would be subject to the credit risk of the issuer and the potential risk of being too concentrated in the securities (including ELNs) of that issuer. The Fund bears the risk that the issuer may default on its obligations under the ELN. In the event of insolvency of the issuer, the Fund will be unable to obtain the intended benefits of the ELN. Moreover, it may be difficult to obtain market quotations for purposes of valuing the Fund’s ELNs and computing the Fund’s net asset value.

Price movements of an ELN will likely differ significantly from price movements of the Underlying Equity, resulting in the risk of loss if the Fund’s portfolio managers are incorrect in their expectation of fluctuations in securities prices, interest rates or currency prices or other relevant features of an ELN.

Exchange-Traded Fund (ETF) Risk. An ETF’s share price may not track its specified market index (if any) and may trade below its net asset value. Certain ETFs use a “passive” investment strategy and will not attempt to take defensive positions in volatile or declining markets. Other ETFs in which the fund may invest are actively managed ETFs (i.e., they do not track a particular benchmark), which subjects the fund to active management risk. An active secondary market in an ETF’s shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance an ETF’s shares will continue to be listed on an active exchange. In addition, shareholders bear both their proportionate share of the fund’s expenses and similar expenses incurred through ownership of the ETF.

The funds generally expect to purchase shares of ETFs through broker-dealers in transactions on a securities exchange, and in such cases the funds will pay customary brokerage commissions for each purchase and sale. Shares of an ETF may also be acquired by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit, with the ETF’s custodian, in exchange for which the ETF will issue a quantity of new shares sometimes referred to as a “creation unit”. Similarly, shares of an ETF purchased on an exchange may be accumulated until they represent a creation unit, and the creation unit may redeemed in kind for a portfolio of the underlying securities (based on the ETF’s net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. The funds may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities (and any required cash) to purchase creation units. The funds’ ability to redeem creation units may be limited by the 1940 Act, which provides that ETFs will not be obligated to redeem shares held by the funds in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

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There is a risk that ETFs in which a fund invests may terminate due to extraordinary events. For example, any of the service providers to ETFs, such as the trustee or sponsor, may close or otherwise fail to perform their obligations to the ETF, and the ETF may not be able to find a substitute service provider. Also, ETFs may be dependent upon licenses to use the various indices as a basis for determining their compositions and/or otherwise to use certain trade names. If these licenses are terminated, the ETFs may also terminate. In addition, an ETF may terminate if its net assets fall below a certain amount.

Focused Portfolio Risk. The fund expects to invest in a limited number of companies. Accordingly, the fund may have more volatility and is considered to have more risk than a fund that invests in a greater number of companies because changes in the value of a single security may have a more significant effect, either negative or positive, on the fund’s net asset value. To the extent the Fund invests its assets in fewer securities, the fund is subject to greater risk of loss if any of those securities declines in price.

Foreign Currency Risk. The fund’s exposure to foreign currencies subjects the fund to constantly changing exchange rates and the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being sold forward. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and economic or political developments in the U.S. or abroad. As a result, the fund’s exposure to foreign currencies may reduce the returns of the fund. Trading of foreign currencies also includes the risk of clearing and settling trades which, if prices are volatile, may be difficult. The fund may also incur currency conversion costs when converting foreign currencies into U.S. dollars.

Foreign Securities Risk. Foreign securities are subject to special risks as compared to securities of U.S. issuers. For example, foreign markets can be extremely volatile. Foreign securities are primarily denominated in foreign currencies. Fluctuations in currency exchange rates may impact the value of foreign securities, without a change in the intrinsic value of those securities. Foreign securities may also be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial costs and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose withholding or other taxes on the Fund’s income and capital gain on foreign securities, which could reduce the Fund’s yield on such securities. Other risks include possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about companies; the impact of economic, political, social, diplomatic or other conditions or events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies; and local agents are held only to the standard of care of the local markets, which may be less reliable than the U.S. markets. It may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the level of risks.

Frequent Trading Risk. The portfolio managers may actively and frequently trade investments in the Fund’s portfolio to carry out its investment strategies. Frequent trading of investments increases the possibility that the Fund, as relevant, will realize taxable capital gains (including short-term capital gains, which are generally taxable to shareholders at higher rates than long-term capital gains for U.S. federal income tax purposes), which could reduce the Fund’s after-tax return. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund’s return. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

Frontier Market Risk. Frontier market countries generally have smaller economies and even less developed capital markets than traditional emerging market countries and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries. The magnification of risks are the result of: potential for extreme price volatility and illiquidity in frontier market countries; government ownership or control of parts of private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade; and the relatively new and unsettled securities laws in many frontier market countries.

Geographic Concentration Risk. The fund may be particularly susceptible to economic, political or regulatory events affecting companies and countries within the specific geographic region in which the fund invests. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the fund may be more volatile than a more geographically diversified fund.

For state-specific funds. Because state-specific tax-exempt funds invest primarily in the municipal securities issued by the state and political sub-divisions of the state, each fund will be particularly affected by political and economic changes, adverse conditions to an industry significant to the area and other developments in the state in which it invests. This

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vulnerability to factors affecting the state’s tax-exempt investments will be significantly greater than that of a more geographically diversified fund, which may result in greater losses and volatility. See Appendix B for details. The value of municipal securities owned by a fund also may be adversely affected by future changes in federal or state income tax laws.

In addition, because of the relatively small number of issuers of tax-exempt securities and because the state-specific funds may concentrate in a segment of the tax-exempt debt market, such as revenue bonds for health care facilities, housing or airports, the fund may invest a higher percentage of its assets in a single issuer and, therefore, be more exposed to the risk of loss by investing in a few issuers than a fund that invests more broadly. At times, the fund and other accounts managed by the investment manager may own all or most of the debt of a particular issuer. These investments may cause the value of a fund’s shares to change more than the values of other funds’ shares that invest in more diversified investments. This concentration of ownership may make it more difficult to sell, or to determine the fair value of, these investments. The yields on the securities in which the fund invests generally are dependent on a variety of factors, including the financial condition of the issuer or other obligor, the revenue source from which the debt service is payable, general economic and monetary conditions, conditions in the relevant market, the size of a particular issue, the maturity of the obligation, and the rating of the issue. Because many tax-exempt bonds may be revenue or general obligations of local governments or authorities, ratings on tax-exempt bonds may be different from the ratings given to the general obligation bonds of a particular state.

More information about state specific risks may be available from official state resources.

Growth Securities Risk. Because growth securities typically trade at a higher multiple of earnings than other types of securities, the market values of growth securities may be more sensitive to changes in current or expected earnings than the market values of other types of securities. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time.

Highly Leveraged Transactions Risk. The loans or other securities in which the fund invests may consist of transactions involving refinancings, recapitalizations, mergers and acquisitions, and other financings for general corporate purposes. These investments also may include senior obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code (commonly known as “debtor-in-possession” financings), provided that such senior obligations are determined by the fund’s portfolio managers upon their credit analysis to be a suitable investment by the fund. In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. Such business objectives may include but are not limited to: management’s taking over control of a company (leveraged buy-out); reorganizing the assets and liabilities of a company (leveraged recapitalization); or acquiring another company. Loans or securities that are part of highly leveraged transactions involve a greater risk (including default and bankruptcy) than other investments.

High-Yield Securities Risk. Non-investment grade fixed-income securities, commonly called “high-yield” or “junk” bonds, may react more to perceived changes in the ability of the issuing entity or obligor to pay interest and repay principal when due than to changes in interests rates. Non-investment grade securities have greater price fluctuations and are more likely to experience a default than investment grade fixed-income securities. High-yield securities are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

Impairment of Collateral Risk. The value of collateral, if any, securing a floating rate loan can decline, and may be insufficient to meet the borrower’s obligations or difficult to liquidate. In addition, the fund’s access to collateral may be limited by bankruptcy or other insolvency laws. Further, certain floating rate loans may not be fully collateralized and may decline in value.

Industry Concentration Risk. Investments that are concentrated in a particular industry will make the Fund’s portfolio value more susceptible to the events or conditions impacting that particular industry. Because the Fund may invest more than 25% of its total assets in money market instruments issued by banks, the value of these investments may be adversely affected by economic, political or regulatory developments in or that impact the banking industry.

Inflation-Protected Securities Risk. Inflation-protected debt securities tend to react to change in real interest rates. Real interest rates can be described as nominal interest rates minus the expected impact of inflation. In general, the price of an inflation-protected debt security falls when real interest rates rise, and rises when real interest rates fall. Interest payments on inflation-protected debt securities will vary as the principal and/or interest is adjusted for inflation and may be more volatile than interest paid on ordinary bonds. In periods of deflation, the fund may have no income at all. Income earned by a shareholder depends on the amount of principal invested and that principal cannot seek to grow with inflation unless the investor reinvests the portion of fund distributions that comes from inflation adjustments.

Infrastructure-Related Companies Risk. Investments in infrastructure-related securities have greater exposure to adverse economic, regulatory, political, legal, and other changes affecting the issuers of such securities. Infrastructure-related businesses are subject to a variety of factors that may adversely affect their business or operations including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects

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of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Additionally, infrastructure-related entities may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption and/or legal challenges due to environmental, operational or other mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards. There is also the risk that corruption may negatively affect publicly-funded infrastructure projects, especially in foreign markets, resulting in delays and cost overruns.

Initial Public Offering (IPO) Risk. IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. To the extent a fund determines to invest in IPOs it may not be able to invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available. The investment performance of a fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as a fund increases in size, the impact of IPOs on the fund’s performance will generally decrease. IPOs sold within 12 months of purchase will result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

Interest Rate Risk. The securities in the portfolio are subject to the risk of losses attributable to changes in interest rates. Interest rate risk is generally associated with bond prices: when interest rates rise, bond prices generally fall. In general, the longer the maturity or duration of a bond, the greater its sensitivity to changes in interest rates. Interest rate changes also may increase prepayments of debt obligations, which in turn, would increase prepayment risk.

Risks of Investing in Other Funds. The performance of affiliated or unaffiliated funds in which the fund invests could be adversely affected if other entities that invest in the same funds make relatively large investments or redemptions in such funds. Because the expenses and costs of a fund are shared by its investors, redemptions by other investors in the fund could result in decreased economies of scale and increased operating expenses for such fund. The fund and its shareholders indirectly bear a portion of the expenses of such funds in which the fund invests. These transactions might also result in higher brokerage, tax or other costs for the fund. This risk may be particularly important when one investor owns a substantial portion of another fund.

Additionally, the investment manager may have potential conflicts of interest in selecting underlying funds because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds. However, the investment manager is a fiduciary to the funds and is legally obligated to act in their best interest when selecting underlying funds.

Investing in Wholly-Owned Subsidiary Risk. By investing in one or more wholly-owned subsidiaries organized under the laws of the Cayman Islands (Subsidiary), the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The Subsidiary is subject to the same Principal Risk that the Fund is subject to (which are described in this prospectus). There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and, except as otherwise noted in this prospectus, is not subject to the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by Columbia Management, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. The Fund’s Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as sole shareholder of the Subsidiary. In managing the Subsidiary’s investment portfolio, Columbia Management will manage the Subsidiary’s portfolio in accordance with the Fund’s investment policies and restrictions. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the SAI and could adversely affect the Fund and its shareholders. For example, the Cayman Islands currently does not impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law were changed and the Subsidiary was required to pay Cayman Island taxes, the investment returns of the Fund would likely decrease.

Issuer Risk. An issuer, or the value of its securities, may perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

Leverage Risk. Leverage occurs when the fund increases its assets available for investment using borrowings, short sales, derivatives, or similar instruments or techniques. Due to the fact that short sales involve borrowing securities and then selling them, the fund’s short sales effectively leverage the fund’s assets. The use of leverage may make any change in the fund’s net asset value (“NAV”) even greater and thus result in increased volatility of returns. The fund’s assets that are used as collateral to secure the short sales may decrease in value while the short positions are outstanding, which may force the fund to use its other assets to increase the collateral. Leverage can also create an interest expense that may lower the fund’s overall returns. Lastly, there is no guarantee that a leveraging strategy will be successful.

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Liquidity Risk. The risk associated from a lack of marketability of securities which may make it difficult to sell at desirable prices in order to minimize loss. The Fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity.

Low and Below Investment Grade (High-Yield) Securities Risk. Securities with the lowest investment grade rating, securities rated below investment grade (commonly called “high-yield” or “junk” bonds) and unrated securities of comparable quality tend to be more sensitive to credit risk than higher-rated securities and may react more to perceived changes in the ability of the issuing entity or obligor to pay interest and principal when due than to changes in interest rates. These investments have greater price fluctuations and are more likely to experience a default than higher-rated securities. High-yield securities are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. These securities typically pay a premium – a higher interest rate or yield – because of the increased risk of loss, including default. These securities may require a greater degree of judgment to establish a price, may be difficult to sell at the time and price the Fund desires, may carry high transaction costs, and also are generally less liquid than higher-rated securities. The securities ratings provided by third party rating agencies are based on analyses by these ratings agencies of the credit quality of the securities and may not take into account every risk related to whether interest or principal will be timely repaid. In adverse economic and other circumstances, issuers of lower-rated securities are more likely to have difficulty making principal and interest payments than issuers of higher-rated securities.

Market Risk. The market value of investments may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of investments may fluctuate, sometimes rapidly and unpredictably. This risk is generally greater for small and mid-sized companies, which tend to be more vulnerable to adverse developments. In addition, focus on a particular style, for example, investment in growth or value securities, may cause the Fund to underperform other mutual funds if that style falls out of favor with the market.

Master Limited Partnership Risk. Investments in securities (units) of master limited partnerships involve risks that differ from an investment in common stock. Holders of the units of master limited partnerships have more limited control and limited rights to vote on matters affecting the partnership. There are also certain tax risks associated with an investment in units of master limited partnerships. In addition, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of a master limited partnership, including a conflict arising as a result of incentive distribution payments.

Money Market Fund Investment Risk. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. Although money market funds seek to preserve the value of investments at $1.00 per share, it is possible for the fund to lose money by investing in money market funds. In addition to the fees and expenses that the fund directly bears, the fund indirectly bears the fees and expenses of any money market funds in which it invests, including affiliated money market funds. To the extent these fees and expenses are expected to equal or exceed 0.01% of the fund’s average daily net assets, they will be reflected in the fund’s prospectus in the Annual Fund Operating Expenses set forth in the table under “Fees and Expenses of the fund.” By investing in a money market fund, the fund will be exposed to the investment risks of the money market fund in direct proportion to such investment. The money market fund may not achieve its investment objective. The fund, through its investment in the money market fund, may not achieve its investment objective. To the extent the fund invests in instruments such as derivatives, the fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from the fund’s investments in derivatives.

Money Market Fund Risk. An investment in the fund is not a bank deposit, and is not insured or guaranteed by the Investment Manager, the Investment Manager’s parent, the FDIC or any other government agency, and it is possible to lose money by investing in the fund. The fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in infrequent cases in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose money from their original investment. If the net asset value of fund shares were to fall below $1.00 per share, there is no guarantee that the Investment Manager or its affiliates would protect the fund or redeeming shareholders against a loss of principal by, for example, purchasing distressed securities from the fund, making capital infusions into or entering into a capital support agreement with the fund or taking other supportive actions.

At times of (i) significant redemption activity by shareholders (ii) insufficient levels of cash in the fund’s portfolio to satisfy redemption activity, and (iii) disruption in the normal operation of the markets in which the fund buys and sells portfolio securities, the fund could be forced to sell portfolio securities at unfavorable prices in order to generate sufficient cash to pay redeeming shareholders. Sales of portfolio securities at such times could result in losses to the fund and cause the net asset value of fund shares to fall below $1.00 per share. Additionally, in some cases, the default of a single portfolio security could cause the net asset value of fund shares to fall below $1.00 per share.

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It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing fund operating expenses and may prevent payment of any dividends or distributions to fund shareholders or cause the net asset value of fund shares to fall below $1.00 per share. In such cases, the fund may reduce or eliminate the payment of such dividends or distributions or seek to reduce certain of its operating expenses. There is no guarantee that such actions would enable the fund to maintain a constant net asset value of $1.00 per share.

Mortgage-Related and Other Asset-Backed Securities Risk. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a fund holds mortgage-related securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner.

Multi-Adviser Risk. For a fund that has multiple subadvisers, each subadviser makes investment decisions independently from the other subadviser(s). It is possible that the security selection process of one subadviser will not complement or may even contradict that of the other subadviser(s), including makings off-setting trades that have no net effect to the fund, but which may increase fund expenses. As a result, the fund’s exposure to a given security, industry, sector or market capitalization could be smaller or larger than if the fund were managed by a single subadviser, which could affect the fund’s performance.

Municipal Securities Risk. The value of a municipal security may be affected by legislative or administrative actions as well as by the economics of the region where the issuer of the municipal security is located. For example, a significant restructuring of federal income tax rates could cause municipal security prices to fall. Lower income tax rates could reduce the advantage of owning municipal securities.

Non-Diversification Risk. A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund. Because each investment has a greater effect on the fund’s performance, the fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly.

Portfolio Trading and Turnover Risks. Portfolio trading may be undertaken to accomplish the investment objectives of the funds in relation to actual and anticipated movements in interest rates, securities markets and for other reasons. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what the investment manager believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain securities may cause a temporarily low price for such security, as compared with other securities of like quality and characteristics. A fund may also engage in short-term trading consistent with its investment objectives. Securities may be sold in anticipation of a market decline or purchased in anticipation of a market rise and later sold, or to recognize a gain.

A change in the securities held by a fund is known as “portfolio turnover.” The portfolio managers may actively and frequently trade securities in the fund’s portfolio to carry out its investment strategies. The use of certain derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for a fund. High portfolio turnover may involve correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Trading in debt obligations does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. The higher the rate of portfolio turnover of the fund, the higher the transaction costs borne by the fund generally will be. Transactions in the fund’s portfolio securities may result in realization of taxable capital gains (including short-term capital gains which are generally taxed to stockholders at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the fund’s performance.

Preferred Stock Risk. Preferred stock is a type of stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights. The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades. The most significant risks associated with investments in preferred stock include Issuer Risk and Market Risk.

Prepayment and Extension Risk. The risk that a loan, bond or other security might be called, or otherwise converted, prepaid, or redeemed, before maturity. This risk is primarily associated with asset-backed securities, including mortgage- backed securities. If a loan or security is converted, prepaid, or redeemed before maturity, particularly during a time of declining interest rates, the portfolio managers may not be able to reinvest in securities providing as high a level of income, resulting in a reduced yield to the fund. Conversely, as interest rates rise, the likelihood of prepayment decreases. The portfolio managers may be unable to capitalize on securities with higher interest rates because the Fund’s investments are locked in at a lower rate for a longer period of time.

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Quantitative Model Risk. Securities or other instruments selected using quantitative methods may perform differently from the market as a whole as a result of the factors used in the quantitative method, the weight placed on each factor, and changes in the factors’ historical trends. The quantitative methodology employed by the investment manager has been extensively tested using historical securities market data, but has only recently begun to be used to manage the funds. There can be no assurance that the methodology will enable the fund to achieve its objective.

Real Estate-related Investment Risk. Investment in real estate investment trusts (REITs) and in securities of other companies (wherever organized) principally engaged in the real estate industry subjects the Fund, among other risks, risks similar to those of direct investments in real estate and the real estate industry in general, including risks related to general and local economic conditions, possible lack of availability of financing and changes in interest rates or property values. REITs are entities that either own properties or make construction or mortgage loans, and also may include operating or finance companies. The value of REIT shares is affected by, among other factors, changes in the value of the underlying properties owned by the REIT, by changes in the prospect for earnings and/or cash flow growth of the REIT itself, defaults by borrowers or tenants, market saturation, decreases in market rates for rents, and other economic, political, or regulatory matters affecting the real estate industry, including REITs. REITs and similar non-U.S. entities depend upon specialized management skills, may have limited financial resources, may have less trading volume in their securities, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs are also subject to the risk of failing to qualify for tax-free pass-through of income. Some REITs (especially mortgage REITs) are affected by risks similar to those associated with investments in debt securities including changes in interest rates and the quality of credit extended. Because the value of REITs and other real estate-related companies may fluctuate widely in response to changes in factors affecting the real estate markets, the value of an investment in the Fund may be more volatile than the value of an investment in a fund that is invested in a more diverse range of market sectors.

Redemption Risk. The fund may need to sell portfolio securities to meet redemption requests. The fund could experience a loss when selling portfolio securities to meet redemption requests if there is (i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of fund shares, (ii) a disruption in the normal operation of the markets in which the fund buys and sells portfolio securities or (iii) the inability of the fund to sell portfolio securities because such securities are illiquid. In such events, the fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The fund may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations.

Regulatory Risk. Changes in government regulations may adversely affect the value of a security held by the fund. In addition, the Securities and Exchange Commission (SEC) has adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the fund. The SEC or the Congress may adopt additional reforms to money market regulation, which may impact the operation or performance of the fund.

Regulatory Risk — Commodity Futures Trading Commission. The fund intends to comply with Rule 4.5 of the Commodity Futures Trading Commission (CFTC), pursuant to which registered investment companies are exempt from the definition of the term “commodity pool operator,” and thus, not subject to regulation by the CFTC. However, the CFTC recently proposed significant changes in the way in which registered investment companies that invest in commodities markets are regulated. To the extent these proposals are adopted, the fund may be compelled to consider significant changes, which could include substantially altering its investment strategies (e.g., reducing substantially the fund’s exposure to the commodities markets) or, if deemed necessary, liquidating the fund.

Reinvestment Risk. The risk that an investor will not be able to reinvest income or principal at the same rate it currently is earning.

Retirement Goal Risk. For Retirement Plus Funds, the investor may have different needs than the quantitative model anticipates.

Rule 144A Securities Risk. Certain of the funds may invest significantly in privately placed securities that have not been registered for sale under the Securities Act of 1933 pursuant to Rule 144A (“Rule 144A securities”), which are determined to be liquid in accordance with procedures adopted by the Board. However, an insufficient number of qualified institutional buyers interested in purchasing Rule 144A securities could affect adversely the marketability of such securities and the fund might be unable to dispose of such securities promptly or at reasonable prices. Accordingly, even if determined to be liquid, a fund’s holdings of Rule 144A securities may increase the level of fund illiquidity if eligible buyers become uninterested in buying them. A fund may also have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Additionally, the purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Sector Risk. Investments that are concentrated in a particular issuer, geographic region, industry or sector will be more susceptible to the financial market or economical conditions or events affecting the particular issuer, geographic region, industry or sector. The more a fund diversifies its investments, the more it spreads risk and potentially reduces the risks of loss and volatility.

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Short Positions Risk. The Fund may establish short positions which introduce more risk to the Fund than long positions (where the Fund owns the instrument) because the maximum sustainable loss on an instrument purchased (held long) is limited to the amount paid for the instrument plus the transaction costs, whereas there is no maximum price of the shorted instrument when purchased in the open market. Therefore, in theory, short positions have unlimited risk. The Fund’s use of short positions in effect “leverages” the Fund. Leverage potentially exposes the Fund to greater risks of loss due to unanticipated market movements, which may magnify losses and increase the volatility of returns. To the extent the Fund takes a short position in a derivative instrument, this involves the risk of a potentially unlimited increase in the value of the underlying instrument.

Small and Medium Capitalization Company Risk. Investments in small and medium capitalization companies often involve greater risks than investments in larger, more established companies because small and medium capitalization companies may lack the management experience, financial resources, product diversification, experience, and competitive strengths of larger capitalization companies. Additionally, in many instances the securities of small and medium capitalization companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less and may be more volatile than is typical of larger capitalization companies.

Sovereign Debt Risk. A sovereign debtor’s willingness or ability to repay principal and pay interest, including in a timely manner, may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis that led to defaults and the restructuring of certain indebtedness.

The largest risks associated with sovereign debt include Credit Risk and Risk of Foreign/Emerging Markets Investing.

Special Situations Risk. Securities of companies that are involved in an initial public offering or a major corporate event, such as a business consolidation or restructuring, may present special risk because of the high degree of uncertainty that can be associated with such events. Securities issued in initial public offerings often are issued by companies that are in the early stages of development, have a history of little or no revenues and may operate at a loss following the offering. It is possible that there will be no active trading market for the securities after the offering, and that the market price of the securities may be subject to significant and unpredictable fluctuations. Investing in special situations may have a magnified effect on the performance of underlying funds with small amounts of assets.

Tax Risk. As a regulated investment company, a fund must derive at least 90% of its gross income for each taxable year from sources treated as “qualifying income” under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). The fund currently intends to take positions in forward currency contracts with notional value up to the fund’s total net assets. Although foreign currency gains currently constitute “qualifying income” the Treasury Department has the authority to issue regulations excluding from the definition of “qualifying income” a fund’s foreign currency gains not “directly related” to its “principal business” of investing in stocks or securities (or options and futures with respect thereto). Such regulations might treat gains from some of the fund’s foreign currency-denominated positions as not “qualifying income” and there is a remote possibility that such regulations might be applied retroactively, in which case, the fund might not qualify as a regulated investment company for one or more years. In the event the Treasury Department issues such regulations, the fund’s Board of Trustees may authorize a significant change in investment strategy or fund liquidation.

For funds that invest in a Subsidiary, certain commodity-linked investments generate or may generate income that is not “qualifying income” for purposes of meeting this 90% test. The Internal Revenue Service (the IRS) has issued a number of private letter rulings (PLRs) to mutual funds unaffiliated with the Fund that indicate that certain income from a fund’s investment in a controlled foreign corporation, like the Subsidiary, will constitute “qualifying income” for purposes of Subchapter M of the Code. The IRS has suspended issuance of further PLRs addressing these matters pending a review of its position. Although PLRs may not be used or cited as precedent, the Fund has structured its investment in commodity-linked investments (which are made through the Subsidiary) based on the reasoning of the PLRs issued to other funds and generally intends to gain exposure to the commodities markets through investments that give rise to “qualifying income”, by investing indirectly through its investments in the Subsidiary, which, in turn, invests directly in commodities or commodity-linked instruments. If the IRS were to change its position taken in existing PLRs (which change in position may be applied retroactively to the Fund), the income from the Fund’s investment in the Subsidiary might not be “qualifying income” and the Fund might not qualify as a regulated investment company for one or more years. The Fund must also meet certain asset diversification requirements in order to qualify as a regulated investment company, including investing no more than 25% of its total assets in the Subsidiary as of the end of each quarter of its taxable year. If the Fund does not appropriately limit its commodity-linked investments, including through its investments in the Subsidiary, or if such investments are recharacterized

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for U.S. federal income tax purposes, the Fund may be unable to qualify as a regulated investment company for one or more years. If the Fund were to fail to so qualify, the value of an investment in the Fund and the favorable tax treatment of contracts funded by the Fund would be adversely affected. In this event, the Fund’s Board may authorize a significant change in the Fund’s investment strategy and/or the Fund’s liquidation.

Technology and Technology-Related Investment Risks. The market prices of technology and technology-related stocks tend to exhibit a greater degree of market risk and price volatility than other types of investments. These stocks may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. These stocks also may be affected adversely by changes in technology, consumer and business purchasing patterns, government regulation and/or obsolete products or services. In addition, a rising interest rate environment tends to negatively affect technology and technology-related companies. In such an environment, those companies with high market valuations may appear less attractive to investors, which may cause sharp decreases in the companies’ market prices. Further, those technology or technology-related companies seeking to finance their expansion would have increased borrowing costs, which may negatively impact their earnings. As a result, these factors may negatively affect the performance of the fund. Finally, the fund may be susceptible to factors affecting the technology and technology-related industries. Technology and technology-related companies are often smaller and less experienced companies and may be subject to greater risks than larger companies, such as limited product lines, markets and financial and managerial resources. These risks may be heightened for technology companies in foreign markets.

Underlying Fund Selection Risk. For funds-of-funds, the risk that the selected underlying funds’ performance may be lower than the performance of the asset class they were selected to represent or may be lower than the performance of alternative underlying funds that could have been selected to represent the investment category.

U.S. Government Obligations Risk. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Securities guaranteed by the Federal Deposit Insurance Corporation under its Temporary Liquidity Guarantee Program (TLGP) are subject to certain risks, including whether such securities will continue to trade in line with recent experience in relation to treasury and government agency securities in terms of yield spread and the volatility of such spread, as well as uncertainty as to how such securities will trade in the secondary market and whether that market will be liquid or illiquid. The TLGP program is subject to change.

Value Securities Risk. Value-oriented securities involve the risk that they may never reach what the portfolio managers believe is their full market value either because the market fails to recognize the stock’s intrinsic worth or the portfolio managers misgauged that worth. They also may decline in price, even though in theory they are already undervalued. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund’s performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing growth stocks).

INVESTMENT STRATEGIES

The following information supplements the discussion of each fund’s investment objectives, policies, and strategies that are described in the prospectus and in this SAI. The following describes strategies that many mutual funds use and types of securities that they purchase. Please refer to the table titled Investment Strategies and Types of Investments to see which are applicable to various categories of funds.

Borrowing

If the fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage. Under the 1940 Act, the fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the fund’s holdings may be disadvantageous from an investment standpoint. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the fund’s NAV, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

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Although one or more of the other risks described in this SAI may apply, the largest risks associated with borrowing include: Inflation Risk.

Cash/Money Market Instruments

Cash-equivalent investments include short-term U.S. and Canadian government securities and negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers’ acceptances, and letters of credit of banks or savings and loan associations having capital, surplus, and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. A fund also may purchase short-term notes and obligations of U.S. and foreign banks and corporations and may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial banks. (See also Commercial Paper, Debt Obligations, Repurchase Agreements, and Variable- or Floating-Rate Securities.) These types of instruments generally offer low rates of return and subject a fund to certain costs and expenses. See Appendix A for a discussion of securities ratings.

Bankers’ acceptances are marketable short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed “accepted” when a bank guarantees their payment at maturity.

Bank certificates of deposit are certificates issued against funds deposited in a bank (including eligible foreign branches of U.S. banks), are for a definite period of time, earn a specified rate of return and are normally negotiable.

A fund may invest its daily cash balance in Columbia Short-Term Cash Fund, a money market fund established for the exclusive use of the funds in the Fund Family and other institutional clients of Columbia Management.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with cash/money market instruments include: Credit Risk and Inflation Risk.

Collateralized Bond Obligations

Collateralized bond obligations (CBOs) are investment grade bonds backed by a pool of bonds, which may include junk bonds. CBOs are similar in concept to collateralized mortgage obligations (CMOs), but differ in that CBOs represent different degrees of credit quality rather than different maturities. (See also Mortgage- and Asset-Backed Securities.) Underwriters of CBOs package a large and diversified pool of high-risk, high-yield junk bonds, which is then separated into “tiers.” Typically, the first tier represents the higher quality collateral and pays the lowest interest rate; the second tier is backed by riskier bonds and pays a higher rate; the third tier represents the lowest credit quality and instead of receiving a fixed interest rate receives the residual interest payments — money that is left over after the higher tiers have been paid. CBOs, like CMOs, are substantially overcollateralized and this, plus the diversification of the pool backing them, may earn certain of the tiers investment-grade bond ratings. Holders of third-tier CBOs stand to earn high yields or less money depending on the rate of defaults in the collateral pool. (See also High-Yield Debt Securities (Junk Bonds).)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with CBOs include: Credit Risk, Interest Rate Risk and Prepayment and Extension Risk.

Commercial Paper

Commercial paper is a short-term debt obligation with a maturity ranging from 2 to 270 days issued by banks, corporations, and other borrowers. It is sold to investors with temporary idle cash as a way to increase returns on a short-term basis. These instruments are generally unsecured, which increases the credit risk associated with this type of investment. (See also Debt Obligations and Illiquid and Restricted Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with commercial paper include: Credit Risk and Liquidity Risk.

Common Stock

Common stock represents units of ownership in a corporation. Owners typically are entitled to vote on the selection of directors and other important matters as well as to receive dividends on their holdings. In the event that a corporation is liquidated, the claims of secured and unsecured creditors and owners of bonds and preferred stock take precedence over the claims of those who own common stock.

The price of common stock is generally determined by corporate earnings, type of products or services offered, projected growth rates, experience of management, liquidity, and general market conditions.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with common stock include: Issuer Risk, Market Risk, and Small and Mid-Sized Company Risk.

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Convertible Securities

Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into common, preferred or other securities of the same or a different issuer within a particular period of time at a specified price. Some convertible securities, such as preferred equity-redemption cumulative stock (PERCs), have mandatory conversion features. Others are voluntary. A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with convertible securities include: Interest Rate Risk, Issuer Risk, Market Risk, Prepayment and Extension Risk, and Reinvestment Risk.

Corporate Bonds

Corporate bonds are debt obligations issued by private corporations, as distinct from bonds issued by a government or its agencies or a municipality. Corporate bonds typically have four distinguishing features: (1) they are taxable; (2) they have a par value of $1,000; (3) they have a term maturity, which means they come due all at once; and (4) many are traded on major exchanges. Corporate bonds are subject to the same concerns as other debt obligations. (See also Debt Obligations and High-Yield Debt Securities (Junk Bonds).) Corporate bonds may be either secured or unsecured. Unsecured corporate bonds are generally referred to as “debentures.” See Appendix A for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with corporate bonds include: Credit Risk, Interest Rate Risk, Issuer Risk, Prepayment and Extension Risk, and Reinvestment Risk.

Debt Obligations

Many different types of debt obligations exist (for example, bills, bonds, or notes). Issuers of debt obligations have a contractual obligation to pay interest at a fixed, variable or floating rate on specified dates and to repay principal on a specified maturity date. Certain debt obligations (usually intermediate- and long-term bonds) have provisions that allow the issuer to redeem or “call” a bond before its maturity. Issuers are most likely to call these securities during periods of falling interest rates. When this happens, an investor may have to replace these securities with lower yielding securities, which could result in a lower return.

The market value of debt obligations is affected primarily by changes in prevailing interest rates and the issuers perceived ability to repay the debt. The market value of a debt obligation generally reacts inversely to interest rate changes. When prevailing interest rates decline, the price usually rises, and when prevailing interest rates rise, the price usually declines.

In general, the longer the maturity of a debt obligation, the higher its yield and the greater the sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability.

As noted, the values of debt obligations also may be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the quality rating of a security, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings. (See also Agency and Government Securities, Corporate Bonds, and High-Yield Debt Securities (Junk Bonds).)

Generally, debt obligations that are investment grade are those that have been rated in one of the top four credit quality categories by two out of the three independent rating agencies. In the event that a debt obligation has been rated by only two agencies, the most conservative, or lower, rating must be in one of the top four credit quality categories in order for the security to be considered investment grade. If only one agency has rated the debt obligation, that rating must be in one of the

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top four credit quality categories for the security to be considered investment grade. See Appendix A for a discussion of securities ratings.

All ratings limitations are applied at the time of purchase. Subsequent to purchase, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by a fund. Neither event will require the sale of such a security, but it will be a factor in considering whether to continue to hold the security.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with debt obligations include: Credit Risk, Interest Rate Risk, Issuer Risk, Prepayment and Extension Risk, and Reinvestment Risk.

Depositary Receipts

Some foreign securities are traded in the form of American Depositary Receipts (ADRs). ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Generally, depositary receipts in registered form are designed for use in the U.S. and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary receipts involve the risks associated with the investments in underlying foreign securities. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications. (See also Common Stock and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with depositary receipts include: Foreign/Emerging Markets Risk, Issuer Risk, and Market Risk.

Derivative Instruments

Derivative instruments are commonly defined to include securities or contracts whose values depend, in whole or in part, on (or “derive” from) the value of one or more other assets, such as securities, currencies, or commodities.

A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Such instruments may be used to maintain cash reserves while remaining fully invested, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns. Derivative instruments are characterized by requiring little or no initial payment. Their value changes daily based on a security, a currency, a group of securities or currencies, an index or some other underlying instrument. A small change in the value of the underlying security, currency, index or instrument can cause a sizable percentage gain or loss in the price of the derivative instrument.

Options and forward contracts are considered to be the basic “building blocks” of derivatives. For example, forward-based derivatives include forward contracts, swap contracts, and exchange-traded futures. Forward-based derivatives are sometimes referred to generically as “futures contracts.” Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps, floors, collars, and options on futures) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or futures in different ways, and by applying these structures to a wide range of underlying assets.

Options. An option is a contract. A person who buys a call option for a security has the right to buy the security at a set price for the length of the contract. A person who sells a call option is called a writer. The writer of a call option agrees for the length of the contract to sell the security at the set price when the buyer wants to exercise the option, no matter what the market price of the security is at that time. A person who buys a put option has the right to sell a security at a set price for the length of the contract. A person who writes a put option agrees to buy the security at the set price if the purchaser wants to exercise the option during the length of the contract, no matter what the market price of the security is at that time. An option is covered if the writer owns the security (in the case of a call) or sets aside the cash or securities of equivalent value (in the case of a put) that would be required upon exercise.

The price paid by the buyer for an option is called a premium. In addition to the premium, the buyer generally pays a broker a commission. The writer receives a premium, less another commission, at the time the option is written. The premium received by the writer is retained whether or not the option is exercised. A writer of a call option may have to sell the security for a below-market price if the market price rises above the exercise price. A writer of a put option may have to pay an above-market price for the security if its market price decreases below the exercise price.

When an option is purchased, the buyer pays a premium and a commission. It then pays a second commission on the purchase or sale of the underlying security if the option is exercised. For record keeping and tax purposes, the price obtained on the sale of the underlying security is the combination of the exercise price, the premium, and both commissions.

One of the risks an investor assumes when it buys an option is the loss of the premium. To be beneficial to the investor, the price of the underlying security must change within the time set by the option contract. Furthermore, the change must be sufficient to cover the premium paid, the commissions paid both in the acquisition of the option and in a closing transaction or in the exercise of the

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option and sale (in the case of a call) or purchase (in the case of a put) of the underlying security. Even then, the price change in the underlying security does not ensure a profit since prices in the option market may not reflect such a change.

Options on many securities are listed on options exchanges. If a fund writes listed options, it will follow the rules of the options exchange. Options are valued at the close of the New York Stock Exchange. An option listed on a national exchange, Chicago Board Options Exchange, or NASDAQ will be valued at the mean of the last bid and ask prices.

Options on certain securities are not actively traded on any exchange, but may be entered into directly with a dealer. These options may be more difficult to close. If an investor is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call written by the investor expires or is exercised.

Futures Contracts. A futures contract is a sales contract between a buyer (holding the “long” position) and a seller (holding the “short” position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. Many futures contracts trade in a manner similar to the way a stock trades on a stock exchange and the commodity exchanges.

Generally, a futures contract is terminated by entering into an offsetting transaction. An offsetting transaction is effected by an investor taking an opposite position. At the time a futures contract is made, a good faith deposit called initial margin is set up. Daily thereafter, the futures contract is valued and the payment of variation margin is required so that each day a buyer would pay out cash in an amount equal to any decline in the contract’s value or receive cash equal to any increase. At the time a futures contract is closed out, a nominal commission is paid, which is generally lower than the commission on a comparable transaction in the cash market.

Futures contracts may be based on various securities, securities indexes (such as the S&P 500 Index), foreign currencies and other financial instruments and indexes.

A fund may engage in futures and related options transactions to produce incremental earnings, to hedge existing positions, and to increase flexibility. The fund intends to comply with Rule 4.5 of the Commodity Futures Trading Commission (CFTC), under which a mutual fund is exempt from the definition of a “commodity pool operator.” The fund, therefore, is not subject to registration or regulation as a commodity pool operator, meaning that the fund may invest in futures contracts without registering with the CFTC.

Options on Futures Contracts. Options on futures contracts give the holder a right to buy or sell futures contracts in the future. Unlike a futures contract, which requires the parties to the contract to buy and sell a security on a set date (some futures are settled in cash), an option on a futures contract merely entitles its holder to decide on or before a future date (within nine months of the date of issue) whether to enter into a contract. If the holder decides not to enter into the contract, all that is lost is the amount (premium) paid for the option. Further, because the value of the option is fixed at the point of sale, there are no daily payments of cash to reflect the change in the value of the underlying contract. However, since an option gives the buyer the right to enter into a contract at a set price for a fixed period of time, its value does change daily.

One of the risks in buying an option on a futures contract is the loss of the premium paid for the option. The risk involved in writing options on futures contracts an investor owns, or on securities held in its portfolio, is that there could be an increase in the market value of these contracts or securities. If that occurred, the option would be exercised and the asset sold at a lower price than the cash market price. To some extent, the risk of not realizing a gain could be reduced by entering into a closing transaction. An investor could enter into a closing transaction by purchasing an option with the same terms as the one previously sold. The cost to close the option and terminate the investor’s obligation, however, might still result in a loss. Further, the investor might not be able to close the option because of insufficient activity in the options market. Purchasing options also limits the use of monies that might otherwise be available for long-term investments.

Options on Indexes. Options on indexes are securities traded on national securities exchanges. An option on an index is similar to an option on a futures contract except all settlements are in cash. A fund exercising a put, for example, would receive the difference between the exercise price and the current index level. Options may also be traded with respect to other types of indexes, such as options on indexes of commodities futures.

Commodity-Linked Futures Contracts

Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument, asset or currency at a future time at a specified price. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin, as described below. A futures contract generally obligates the purchaser to take delivery from the seller the specific type of financial instrument or commodity underlying the contract at a specific future time for a set price. The purchase of a futures contract enables a fund, during the term of the contract, to lock in the price at which it may purchase a security, currency or commodity and protect against a rise in prices pending the purchase of portfolio investments. A futures contract generally obligates the seller to deliver to the buyer the specific type of financial instrument underlying the contract at a specific future time for a set price. The sale of a

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futures contract enables a fund to lock in a price at which it may sell a security, currency or commodity and protect against declines in the value of portfolio investments. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument.

A fund can hold a portion of its investments in commodity-linked futures contracts. Commodity-linked futures contracts are traded on futures exchanges. These futures exchanges offer a central marketplace in which to transact futures contracts, a clearing corporation to process trades, a standardization of expiration dates and contract sizes, and the availability of a secondary market. Futures markets also specify the terms and conditions of delivery as well as the maximum permissible price movement during a trading session. Additionally, the commodity futures exchanges may have position limit rules that limit the amount of futures contracts that any one party may hold in a particular commodity at any point in time. These position limit rules are designed to prevent any one participant from controlling a significant portion of the market.

Commodity-linked futures contracts are generally based upon commodities within five main commodity groups: (1) energy, which includes, among others, crude oil, brent crude oil, gas oil, natural gas, gasoline and heating oil; (2) livestock, which includes, among others, feeder cattle, live cattle and hogs; (3) agriculture, which includes, among others, wheat (Kansas wheat and Chicago wheat), corn, soybeans, cotton, coffee, sugar and cocoa; (4) industrial metals, which includes, among others, aluminum, copper, lead, nickel and zinc; and (5) precious metals, which includes, among others, gold and silver. A fund may purchase commodity futures contracts, options on futures contracts and options and futures on commodity indices with respect to these five main commodity groups and the individual commodities within each group, as well as other types of commodities.

The purchase or sale of a futures contract by a fund differs from the purchase or sale of a security or option in that no price or premium is paid or received. Rather, upon entering into a futures transaction for contracts that cash settle, the fund will be required, as security for its obligations under the contract, to deposit with the futures commission merchant (the “futures broker”) an initial margin payment, consisting of cash, U.S. Government securities or other liquid assets typically ranging from approximately less than 1% to 15% of the contract amount. The initial margin is set by the exchange on which the futures contract is traded and may, from time to time, be modified. In addition, the futures broker may establish margin deposit requirements in excess of those required by the exchange. Initial margin payments will be deposited with the fund’s custodian bank in an account registered in the futures broker’s name. However, the futures broker can gain access to that account only under specified conditions. The margin deposits made are marked to market daily and a fund may be required to make subsequent deposits of cash, U.S. Government securities or other liquid assets, called “variation margin” or “maintenance margin,” which reflects the price fluctuations of the futures contract. By setting aside assets equal to only its net obligations under cash-settled futures contracts, a fund will have the ability to employ leverage to a greater extent than if a fund were required to segregate assets equal to the full notional amount of the futures contract. Notwithstanding the foregoing, with respect to futures contracts that do not cash settle, a fund may be required to set aside liquid assets equal to the full notional value of the futures contract while the position is open.

Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. In particular, commodity futures contracts normally specify a certain date for the delivery of the underlying physical commodity. In order to avoid the delivery process and maintain a long futures position, futures contracts are typically replaced as they approach expiration by contracts that have a later expiration. This process is known as “rolling” a futures position. As a result, the fund does not expect to engage in physical settlement of commodities futures.

The loss that may be incurred by a fund in entering into futures contracts is potentially unlimited and may exceed the amount of the premium. Futures markets are highly volatile and the use of futures may increase the volatility of the fund’s net asset value (NAV). Additionally, as a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the fund.

The price of a commodity futures contract will reflect the storage costs of purchasing the physical commodity. These storage costs include the time value of money invested in the physical commodity plus the actual costs of storing the commodity less any benefits from ownership of the physical commodity that are not obtained by the holder of a futures contract (this is sometimes referred to as the “convenience yield”). To the extent that these storage costs change for an underlying commodity while a fund is long futures contracts on that commodity, the value of the futures contract may change proportionately.

In the commodity futures markets, if producers of the underlying commodity wish to hedge the price risk of selling the commodity, they will sell futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to take the corresponding long side of the same futures contract, the commodity producer must be willing to sell the futures contract at a price that is below the expected future spot price. Conversely, if the predominate hedgers in the futures market are the purchasers of the underlying commodity who purchase futures contracts to hedge against a rise in prices, then speculators will only take the short side of the futures contract if the futures price is greater than the expected future spot price of the commodity.

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The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price. This can have significant implications for a fund when it is time to replace an existing contract with a new contract. If the nature of hedgers and speculators in futures markets has shifted such that commodity purchasers are the predominate hedgers in the market, a fund might open the new futures position at a higher price or choose other related commodity-linked investments.

The values of commodities which underlie commodity futures contracts are subject to additional variables which may be less significant to the values of traditional securities such as stocks and bonds. Variables such as drought, floods, weather, livestock disease, embargoes and tariffs may have a larger impact on commodity prices and commodity-linked investments, including futures contracts, commodity-linked structured notes, commodity-linked options and commodity-linked swaps, than on traditional securities. These additional variables may create additional investment risks which subject a fund’s commodity-linked investments to greater volatility than investments in traditional securities. See “Commodity Risk,” under “RISKS,” above.

Futures contracts may be illiquid. The liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In the event a liquid market does not exist, it may not be possible to close out a futures position and, in the event of adverse price movements, a fund would continue to be required to make daily payments of variation margin. The absence of a liquid market in futures contracts might cause a fund to make or take delivery of the instruments or commodities underlying futures contracts at a time when it may be disadvantageous to do so. The inability to close out positions and futures positions could also have an adverse impact on a fund’s ability to effectively hedge its positions. Furthermore, as noted above, exchanges may limit fluctuations in futures contract prices during a trading session by imposing a maximum permissible price movement on each futures contract. A fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement.

Futures contracts and options thereon which are purchased or sold on on-US commodities exchanges may have greater price volatility than their US counterparts. In addition, brokerage commissions, clearing costs and other transaction costs may be higher on non-U.S. exchanges. Furthermore, non-U.S. commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Neither the CFTC, National Futures Association, SEC or any domestic exchange regulates activities of any foreign exchange or boards of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or option transaction occurs. For these reasons, a fund’s investment in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on U.S. exchanges. In particular, persons who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act (the “CEA”), the CFTC’s regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. Similarly, those persons may not have the protection of the U.S. securities laws.

In the event of the bankruptcy of a broker through which a fund engages in transactions in futures or options thereon, a fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss on all or part of its margin deposits made in furtherance of transactions through the broker.

Commodity-Linked Structured Notes

Commodity-linked structured notes have characteristics of both a debt security and a commodity-linked derivative. A commodity-linked note typically provides for interest payments and a principal payment at maturity linked to the price movement of the underlying commodity, commodity index or commodity futures or option contract. Typically, commodity-linked structured notes are issued by a bank or other financial institution or a commodity producer at a specified face value (for example $100 or $1,000). They usually pay interest at a fixed or floating rate until they mature, which is normally in 12 to 18 months. At maturity, the fund receives a payment that is calculated based on the price increase or decrease of an underlying commodity-related variable and may be based on a multiple of the price movement of that variable. The underlying commodity-related variable may be: a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures or option contract, a commodity index (such as the S&P GSCI), or some other readily measurable variable that reflects changes in the value of particular commodities or the commodities markets.

A fund may negotiate with the issuer to modify specific terms and features to tailor the note to the fund’s investment needs. For example, the fund can negotiate to extend or shorten the maturity of a commodity-linked note, or to receive interest payments at a variable interest rate instead of at a fixed interest rate. In that regard, commodity-linked structure notes may be principally protected, partially protected, or offer no principal protection. A principal protected commodity-linked note means that the issuer will pay, at a minimum, the par value of the note at maturity. Therefore, if the commodity value to which the commodity-linked structured note is linked declines over the life of the note, a fund will receive at maturity the face or stated value of the note.

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With a principal protected commodity-linked note, a fund will receive at maturity the greater of the par value of the note or the value of the underlying commodity or index. This protection is, in effect, an option whose value is subject to the volatility and price level of the underlying commodity. This optionality can be added to the note’s structure, but only for a cost higher than that of a partially protected (or no protection) commodity-linked note. The portfolio manager(s)’s decision on whether to use principal protection depends in part on the cost of the protection. In addition, the protection feature depends upon the ability of the issuer to meet its obligation to buy back the security, and therefore depends on the creditworthiness of the issuer.

With full principal protection, a fund will receive at maturity of the commodity-linked note either the stated par value of the commodity-linked note, or potentially, an amount greater than the stated par value if the underlying commodity, index, futures or option contract or other underlying economic variable increases in value. Partially protected commodity-linked notes may suffer some loss of principal if the underlying commodity, index, futures or options contract or other economic variable declines in value during the term of the note. However, partially protected commodity-linked notes have a specified limit as to the amount of principal that they may lose.

A fund may also invest in commodity-linked notes that offer no principal protection. At maturity, there is a risk that the underlying commodity price, futures or options contract, index or other economic variable may have declined sufficiently in value such that some or all of the face value of the commodity-linked note might not be returned. Some of the commodity-linked structured notes that a fund may invest in may have no principal protection and thus, the note could lose all of its value. In deciding to purchase a note without principal protection, the portfolio manager(s) may consider, among other things, the expected performance of the underlying commodity futures or option contract, index or other economic variable over the term of the note, the cost of the note, and any other economic factors which the portfolio manager(s) believes are relevant.

A significant risk of commodity-linked structured notes is counterparty risk. A fund will take on the counterparty credit risk of the issuer. That is, at maturity of a commodity-linked note, there is a risk that the issuer may be unable to perform its obligations under the terms of the commodity-linked note. See “Derivatives Risk — Commodity-Linked Structured Notes” above.

Certain structured notes and swap agreements are exempt from most provisions of the CEA and therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC. These are referred to as “qualifying hybrid instruments” and must meet certain specific legal requirements. To qualify for this exemption, a structured note or swap agreements must be entered into by “eligible participants,” which include the following, provided the participants’ total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible structured note or swap transaction must meet three conditions. First, the structured note or swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the structured note or swap agreement must be a material consideration in entering into or determining the terms of the instrument, including pricing, cost or credit enhancement terms. Third, structured notes or swap agreements may not be entered into and traded on or through a multilateral transaction execution facility. This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (1) have individually tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

A fund may invest in commodity-linked notes that are excluded from regulation under the CEA and the rules thereunder to the extent necessary for the fund not to be considered a “commodity pool.” Although a fund may invest up to 100% of its total assets in commodity-linked structured notes that are considered to be “qualifying hybrid instruments,” from time to time it may invest a portion of its assets in commodity-linked notes and other commodity-linked derivatives that do not qualify for exemption from regulation under the CEA.

Commodity-Linked Swaps

Swap agreements are two party contracts ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a predetermined financial instrument or instruments, which may be adjusted for an interest factor. The gross return to be exchanged or “swapped” between the parties is generally calculated with respect to a “notional amount” which is generally equal to the return on or increase in value of a particular dollar amount invested at a particular interest rate in such financial instrument or instruments.

Commodity-linked swaps are two party contracts in which the parties agree to exchange the return or interest rate on one instrument for the return of a particular commodity, commodity index or commodities futures or options contract. The

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payment streams are calculated by reference to an agreed upon notional amount. A one-period swap contract operates in a manner similar to a forward or futures contract because there is an agreement to swap a commodity for cash at only one forward date. A fund may engage in swap transactions that have more than one period and therefore more than one exchange of commodities.

A fund may invest in total return swaps to gain exposure to the overall commodity markets. In a total return commodity swap, a fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the fund will pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the fund will pay an adjustable or floating fee. With “floating” rate, the fee is pegged to a base rate such as the London Interbank Offered Rate (“LIBOR”), and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, a fund may be required to pay a higher fee at each swap reset date.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with commodity-linked swaps include: Counterparty Risk, Credit Risk and Liquidity Risk.

Currency Options. Options on currencies are contracts that give the buyer the right, but not the obligation, to buy (call options) or sell (put options) a specified amount of a currency at a predetermined price (strike price) on or before the option matures (expiry date). Conversely, the seller has the obligation to buy or sell a currency option upon exercise of the option by the purchaser. Currency options are traded either on a national securities exchange or over-the-counter.

Tax and Accounting Treatment. As permitted under federal income tax laws and to the extent a fund is allowed to invest in futures contracts, a fund would intend to identify futures contracts as part of a mixed straddle and not mark them to market, that is, not treat them as having been sold at the end of the year at market value. If a fund is using short futures contracts for hedging purposes, the fund may be required to defer recognizing losses incurred on short futures contracts and on underlying securities. Any losses incurred on securities that are part of a straddle may be deferred to the extent there is unrealized appreciation on the offsetting position until the offsetting position is sold. Federal income tax treatment of gains or losses from transactions in options, options on futures contracts and indexes will depend on whether the option is a section 1256 contract. If the option is a non-equity option, a fund would either make a 1256(d) election and treat the option as a mixed straddle or mark to market the option at fiscal year end and treat the gain/loss as 40% short-term and 60% long-term.

The Internal Revenue Service (IRS) has ruled publicly that an exchange-traded call option is a security for purposes of the 50%-of-assets test and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements.

Accounting for futures contracts will be according to generally accepted accounting principles. Initial margin deposits will be recognized as assets due from a broker (a fund’s agent in acquiring the futures position). During the period the futures contract is open, changes in value of the contract will be recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin payments will be made or received depending upon whether gains or losses are incurred. All contracts and options will be valued at the last-quoted sales price on their primary exchange.

Other Risks of Derivatives. The primary risk of derivatives is the same as the risk of the underlying asset, namely that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose an investor to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the investment manager’s ability to predict movements of the securities, currencies, and commodity markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed.

Another risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately-negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, an investor will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses.

When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the values of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment,

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the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.

Derivatives also are subject to the risk that they cannot be sold, closed out, or replaced quickly at or very close to their fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

Another risk is caused by the legal unenforcibility of a party’s obligations under the derivative. A counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with derivative instruments include: Derivatives Risk and Liquidity Risk.

Equity Securities and Fixed/Variable Income Securities

Equity securities in which the fund may invest include, without limitation, common stocks, including those that pay dividends or other distributions, securities that are convertible into common stocks or other equity securities, depositary receipts or shares, warrants, rights, real estate investment trusts, partnership securities, and other securities with equity characteristics as further described in the Prospectus. The fixed or variable income securities in which the fund may invest include, without limitation, corporate bonds (including high-yield bonds), preferred stocks, trust-preferred securities, Treasury securities, U.S. government agency securities, asset-backed securities, and other income-producing investments as further described in the fund’s prospectus.

Equity-Linked Notes

An equity-linked note (ELN) is a debt instrument whose value is based on the value of a single equity security, basket of equity securities or an index of equity securities (each, an Underlying Equity). An ELN typically provides interest income, thereby offering a yield advantage over investing directly in an Underlying Equity. The Fund may purchase ELNs that trade on a securities exchange or those that trade on the over-the-counter markets, including Rule 144A securities. The Fund may also purchase ELNs in a privately negotiated transaction with the issuer of the ELNs (or its broker-dealer affiliate). The Fund may or may not hold an ELN until its maturity.

Equity-linked securities also include issues such as Structured Yield Product Exchangeable for Stock (STRYPES), Trust Automatic Common Exchange Securities (TRACES), Trust Issued Mandatory Exchange Securities (TIMES) and Trust Enhanced Dividend Securities (TRENDS). The issuers of these equity-linked securities generally purchase and hold a portfolio of stripped U.S. Treasury securities maturing on a quarterly basis through the conversion date, and a forward purchase contract with an existing shareholder of the company relating to the common stock. Quarterly distributions on such equity-linked securities generally consist of the cash received from the U.S. Treasury securities and such equity-linked securities generally are not entitled to any dividends that may declared on the common stock.

Eurodollar and Yankee Dollar Instruments

The fund may invest in Eurodollar and Yankee Dollar instruments. Eurodollar instruments are bonds that pay interest and principal in U.S. dollars held in banks outside the United States, primarily in Europe. Eurodollar instruments are usually issued on behalf of multinational companies and foreign governments by large underwriting groups composed of banks and issuing houses from many countries. Yankee Dollar instruments are U.S. dollar-denominated bonds issued in the United States by foreign banks and corporations. These investments involve risks that are different from investments in securities issued by U.S. issuers.

Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The fund might use Eurodollar futures contracts and options thereon to hedge against changes in the London Interbank Offered Rate (“LIBOR”), to which many interest rate swaps and fixed income instruments may be linked.

Exchange-Traded Funds

Exchange-traded funds (ETFs) represent shares of ownership in funds, unit investment trusts or depositary receipts. Certain ETFs, such as passively managed, ETFs hold portfolios of securities that are designed to replicate, as closely as possible before expenses, the price and yield of a specified market index. The performance results of these ETFs will not replicate exactly the performance of the pertinent index due to transaction and other expenses, including fees to service providers, borne by ETFs. ETF shares are sold and redeemed at net asset value only in large blocks called creation units and redemption units, respectively. The funds’ ability to redeem redemption units may be limited by the 1940 Act, which provides that ETFs will not be obligated to redeem shares held by the funds in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days. There is a risk that the ETFs in which a fund invests may terminate due to extraordinary events. ETF shares also may be purchased and sold in secondary market trading on national securities exchanges, which allows investors to purchase and sell ETF shares at their market price throughout the day.

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Although one or more of the other risks described in this SAI may apply, investments in ETFs involve the same risks associated with a direct investment in the securities in which the ETFs invest, including Market Risk. ETFs using a “passive” investment strategy generally will not attempt to take defensive positions in volatile or declining markets. Shares of an ETF may trade at a market price that is less than their net asset value and an active trading market in such shares may not develop or continue and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. For example, any of the service providers to ETFs, such as the trustee or sponsor, may close or otherwise fail to perform their obligations to the ETF, and the ETF may not be able to find a substitute service provider. Also, ETFs may be dependent upon licenses to use the various indices as a basis for determining their compositions and/or otherwise to use certain trade names. If these licenses are terminated, the ETFs may also terminate. In addition, an ETF may terminate if its net assets fall below a certain amount. Although the funds believe that, in the event of the termination of an ETF, they will be able to invest instead in shares of an alternate ETF tracking the same market index (as the case may be) or another index covering the same general market, there can be no assurance that shares of an alternate ETF would be available for investment at that time. There can be no assurance an ETF’s shares will continue to be listed on an active exchange. Finally, there can be no assurance that the portfolio of securities purchased by an ETF to replicate a particular index will replicate such index.

Generally, under the 1940 Act, a fund may not acquire shares of another investment company (including ETFs) if, immediately after such acquisition, (i) such fund would hold more than 3% of the other investment company’s total outstanding shares, (ii) if such fund’s investment in securities of the other investment company would be more than 5% of the value of the total assets of the Fund, or (iii) if more than 10% of such fund’s total assets would be invested in investment companies. The SEC has granted orders for exemptive relief to certain ETFs that permit investments in those ETFs by other investment companies in excess of these limits.

ETFs, because they invest in other securities (e.g., common stocks of small-, mid- and large capitalization companies (U.S. and foreign, including, for example, real estate investment trusts and emerging markets securities) and fixed income securities), are subject to the risks of investment associated with these and other types of investments, as described in this SAI.

Floating Rate Loans

Most floating rate loans are acquired directly from the agent bank or from another holder of the loan by assignment. Most such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are typically made by a syndicate of banks and institutional investors, represented by an agent bank which has negotiated and structured the loan and which is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate, and for enforcing its and their other rights against the borrower. Each of the lending institutions, including the agent bank, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan. Floating rate loans may include delayed draw term loans and prefunded or synthetic letters of credit.

A fund’s ability to receive payments of principal and interest and other amounts in connection with loans held by it will depend primarily on the financial condition of the borrower. The failure by the fund to receive scheduled interest or principal payments on a loan would adversely affect the income of the fund and would likely reduce the value of its assets, which would be reflected in a reduction in the fund’s net asset value. Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or purchasing an assignment in a loan. In selecting the loans in which the fund will invest, however, the investment manager will not rely on that credit analysis of the agent bank, but will perform its own investment analysis of the borrowers. The investment manager’s analysis may include consideration of the borrower’s financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. Investments in loans may be of any quality, including “distressed” loans, and will be subject to the fund’s credit quality policy.

Loans may be structured in different forms, including assignments and participations. In an assignment, a fund purchases an assignment of a portion of a lender’s interest in a loan. In this case, the fund may be required generally to rely upon the assigning bank to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such bank’s rights in the loan.

The borrower of a loan may, either at its own election or pursuant to terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that a fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan.

Corporate loans in which a fund may purchase a loan assignment are made generally to finance internal growth, mergers, acquisitions, recapitalizations, stock repurchases, leveraged buy-outs, dividend payments to sponsors and other corporate activities. The highly leveraged capital structure of certain borrowers may make such loans especially vulnerable to adverse changes in economic or market conditions. The fund may hold investments in loans for a very short period of time when opportunities to resell the investments that the investment manager believes are attractive arise.

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Certain of the loans acquired by a fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan assignment. To the extent that the fund is committed to make additional loans under such an assignment, it will at all times designate cash or securities in an amount sufficient to meet such commitments.

Notwithstanding its intention in certain situations to not receive material, non-public information with respect to its management of investments in floating rate loans, the investment manager may from time to time come into possession of material, non-public information about the issuers of loans that may be held in a fund’s portfolio. Possession of such information may in some instances occur despite the investment manager’s efforts to avoid such possession, but in other instances the investment manager may choose to receive such information (for example, in connection with participation in a creditors’ committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, the investment manager’s ability to trade in these loans for the account of the fund could potentially be limited by its possession of such information. Such limitations on the investment manager’s ability to trade could have an adverse effect on the fund by, for example, preventing the fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

In some instances, other accounts managed by the investment manager may hold other securities issued by borrowers whose floating rate loans may be held in a fund’s portfolio. These other securities may include, for example, debt securities that are subordinate to the floating rate loans held in the fund’s portfolio, convertible debt or common or preferred equity securities. In certain circumstances, such as if the credit quality of the issuer deteriorates, the interests of holders of these other securities may conflict with the interests of the holders of the issuer’s floating rate loans. In such cases, the investment manager may owe conflicting fiduciary duties to the fund and other client accounts. The investment manager will endeavor to carry out its obligations to all of its clients to the fullest extent possible, recognizing that in some cases certain clients may achieve a lower economic return, as a result of these conflicting client interests, than if the investment manager’s client accounts collectively held only a single category of the issuer’s securities.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with floating rate loans include: Credit Risk and Prepayment and Extension Risk.

Foreign Currency Transactions

Investments in foreign securities usually involve currencies of foreign countries. In addition, a fund may hold cash and cash equivalent investments in foreign currencies. As a result, the value of a fund’s assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Also, a fund may incur costs in connection with conversions between various currencies. Currency exchange rates may fluctuate significantly over short periods of time causing a fund’s NAV (Net Asset Value) to fluctuate. Currency exchange rates are generally determined by the forces of supply and demand in the foreign exchange markets, actual or anticipated changes in interest rates, and other complex factors. Currency exchange rates also can be affected by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments.

Spot Rates and Derivative Instruments. A fund may conduct its foreign currency exchange transactions either at the spot (cash) rate prevailing in the foreign currency exchange market or by entering into forward currency exchange contracts (forward contracts). (See also Derivative Instruments.) These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, a fund could be disadvantaged by having to deal in the odd lot market for the underlying foreign currencies at prices that are less favorable than for round lots.

A fund may enter into forward contracts for a variety of reasons, but primarily it will enter into such contracts for risk management (hedging) or for investment purposes.

A fund may enter into forward contracts to settle a security transaction or handle dividend and interest collection. When a fund enters into a contract for the purchase or sale of a security denominated in a foreign currency or has been notified of a dividend or interest payment, it may desire to lock in the price of the security or the amount of the payment, usually in U.S. dollars, although it could desire to lock in the price of the security in another currency. By entering into a forward contract, a fund would be able to protect itself against a possible loss resulting from an adverse change in the relationship between different currencies from the date the security is purchased or sold to the date on which payment is made or received or when the dividend or interest is actually received.

A fund may enter into forward contracts when management of the fund believes the currency of a particular foreign country may decline in value relative to another currency. When selling currencies forward in this fashion, a fund may seek to hedge the value of foreign securities it holds against an adverse move in exchange rates. The precise matching of forward contract amounts and the value of securities involved generally will not be possible since the future value of securities in foreign

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currencies more than likely will change between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is highly uncertain.

This method of protecting the value of the fund’s securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some point in time. Although forward contracts tend to minimize the risk of loss due to a decline in value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

A fund may also enter into forward contracts when its management believes the currency of a particular country will increase in value relative to another currency. A fund may buy currencies forward to gain exposure to a currency without incurring the additional costs of purchasing securities denominated in that currency.

Absolute Return Currency and Income Fund is designed to invest in a combination of forward currency contracts and U.S. dollar-denominated market instruments in an attempt to obtain an investment result that is substantially the same as a direct investment in a foreign currency-denominated instrument. For example, the combination of U.S. dollar-denominated instruments with long forward currency exchange contracts creates a position economically equivalent to a position in the foreign currency, in anticipation of an increase in the value of the foreign currency against the U.S. dollar. Conversely, the combination of U.S. dollar-denominated instruments with short forward currency exchange contracts is economically equivalent to borrowing the foreign currency for delivery at a specified date in the future, in anticipation of a decrease in the value of the foreign currency against the U.S. dollar. This strategy may also be employed by other funds. Unanticipated changes in the currency exchange results could result in poorer performance for funds that enter into these types of transactions.

A fund may designate cash or securities in an amount equal to the value of the fund’s total assets committed to consummating forward contracts entered into under the circumstance set forth above. If the value of the securities declines, additional cash or securities will be designated on a daily basis so that the value of the cash or securities will equal the amount of the fund’s commitments on such contracts.

At maturity of a forward contract, a fund may either deliver (if a contract to sell) or take delivery of (if a contract to buy) the foreign currency or terminate its contractual obligation by entering into an offsetting contract with the same currency trader, the same maturity date, and covering the same amount of foreign currency.

If a fund engages in an offsetting transaction, it would incur a gain or loss to the extent there has been movement in forward contract prices. If a fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to buy or sell the foreign currency.

Although a fund values its assets each business day in terms of U.S. dollars, it may not intend to convert its foreign currencies into U.S. dollars on a daily basis. It would do so from time to time, and shareholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a fund at one rate, while offering a lesser rate of exchange should a fund desire to resell that currency to the dealer.

For Absolute Return Currency and Income Fund, it is possible, under certain circumstances, including entering into forward currency contracts for investment purposes, that the fund may have to limit or restructure its forward contract currency transactions to qualify as a “regulated investment company” under the Internal Revenue Code.

Options on Foreign Currencies. A fund may buy put and call options and write covered call and cash-secured put options on foreign currencies for hedging purposes and to gain exposure to foreign currencies. For example, a decline in the dollar value of a foreign currency in which securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against the diminutions in the value of securities, a fund may buy put options on the foreign currency. If the value of the currency does decline, a fund would have the right to sell the currency for a fixed amount in dollars and would offset, in whole or in part, the adverse effect on its portfolio that otherwise would have resulted.

Conversely, where a change in the dollar value of a currency would increase the cost of securities a fund plans to buy, or where a fund would benefit from increased exposure to the currency, a fund may buy call options on the foreign currency. The purchase of the options could offset, at least partially, the changes in exchange rates.

As in the case of other types of options, however, the benefit to a fund derived from purchases of foreign currency options would be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in rates.

A fund may write options on foreign currencies for the same types of purposes. For example, when a fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of

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purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option would most likely not be exercised and the diminution in value of securities would be fully or partially offset by the amount of the premium received.

Similarly, instead of purchasing a call option when a foreign currency is expected to appreciate, a fund could write a put option on the relevant currency. If rates move in the manner projected, the put option would expire unexercised and allow the fund to hedge increased cost up to the amount of the premium.

As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the fund would be required to buy or sell the underlying currency at a loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements on exchange rates.

An option written on foreign currencies is covered if a fund holds currency sufficient to cover the option or has an absolute and immediate right to acquire that currency without additional cash consideration upon conversion of assets denominated in that currency or exchange of other currency held in its portfolio. An option writer could lose amounts substantially in excess of its initial investments, due to the margin and collateral requirements associated with such positions.

Options on foreign currencies are traded through financial institutions acting as market-makers, although foreign currency options also are traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.

Foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (OCC), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in certain foreign countries for that purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

Foreign Currency Futures and Related Options. A fund may enter into currency futures contracts to buy or sell currencies. It also may buy put and call options and write covered call and cash-secured put options on currency futures. Currency futures contracts are similar to currency forward contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures call for payment of delivery in U.S. dollars. A fund may use currency futures for the same purposes as currency forward contracts, subject to CFTC limitations.

Currency futures and options on futures values can be expected to correlate with exchange rates, but will not reflect other factors that may affect the value of the fund’s investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect a fund against price decline if the issuer’s creditworthiness deteriorates. Because the value of a fund’s investments denominated in foreign currency will change in response to many factors other than exchange rates, it may not be possible to match the amount of a forward contract to the value of a fund’s investments denominated in that currency over time.

A fund will hold securities or other options or futures positions whose values are expected to offset its obligations. The fund would not enter into an option or futures position that exposes the fund to an obligation to another party unless it owns either (i) an offsetting position in securities or (ii) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. (See also Derivative Instruments and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign currency transactions include: Derivatives Risk, Interest Rate Risk, and Liquidity Risk.

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Foreign Securities

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations involve special risks, including those set forth below, which are not typically associated with investing in U.S. securities. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic companies. Additionally, many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than the volume and liquidity in the U.S. market and, at times, volatility of price can be greater than in the U.S. Further, foreign markets have different clearance, settlement, registration, and communication procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in such procedures could result in temporary periods when assets are uninvested and no return is earned on them. The inability of an investor to make intended security purchases due to such problems could cause the investor to miss attractive investment opportunities.

Payment for securities without delivery may be required in certain foreign markets and, when participating in new issues, some foreign countries require payment to be made in advance of issuance (at the time of issuance, the market value of the security may be more or less than the purchase price). Some foreign markets also have compulsory depositories (i.e., an investor does not have a choice as to where the securities are held). Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Further, an investor may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the U.S. It may be more difficult for an investor’s agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delays or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of nationalization, expropriation, the imposition of additional withholding or confiscatory taxes, political, social, or economic instability, diplomatic developments that could affect investments in those countries, or other unforeseen actions by regulatory bodies (such as changes to settlement or custody procedures).

The risks of foreign investing may be magnified for investments in emerging markets, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

The introduction of a single currency, the euro, on Jan. 1, 1999 for participating European nations in the Economic and Monetary Union (EU) presents unique uncertainties, including the legal treatment of certain outstanding financial contracts after Jan. 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates; the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax or labor regimes of European countries participating in the euro will converge over time; and whether the admission of other countries such as Poland, Latvia, and Lithuania as members of the EU may have an impact on the euro.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign securities include: Foreign/Emerging Markets Risk and Issuer Risk.

Funding Agreements

A fund may invest in funding agreements issued by domestic insurance companies. Funding agreements are short-term, privately placed, debt obligations of insurance companies that offer a fixed- or floating-rate of interest. These investments are not readily marketable and therefore are considered to be illiquid securities. (See also Illiquid and Restricted Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with funding agreements include: Credit Risk and Liquidity Risk.

High-Yield Debt Securities (Junk Bonds)

High yield (high-risk) debt securities are sometimes referred to as junk bonds. They are non-investment grade (lower quality) securities that have speculative characteristics. Lower quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

See Appendix A for a discussion of securities ratings. (See also Debt Obligations.)

All fixed rate interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality

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and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer’s ability to service its debt obligations also may be adversely affected by specific corporate developments, the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than a default by issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower quality security defaulted, an investor might incur additional expenses to seek recovery.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the securities. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

An investor may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower quality and comparable unrated securities, there is no established retail secondary market for many of these securities. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. The lack of a liquid secondary market for certain securities also may make it more difficult for an investor to obtain accurate market quotations. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with high-yield debt securities include: Credit Risk, Interest Rate Risk, and Prepayment and Extension Risk.

Illiquid and Restricted Securities

Illiquid securities are securities that are not readily marketable. These securities may include, but are not limited to, certain securities that are subject to legal or contractual restrictions on resale, certain repurchase agreements, and derivative instruments. To the extent a fund invests in illiquid or restricted securities, it may encounter difficulty in determining a market value for the securities. Disposing of illiquid or restricted securities may involve time-consuming negotiations and legal expense, and it may be difficult or impossible for a fund to sell the investment promptly and at an acceptable price.

In determining the liquidity of all securities and derivatives, such as Rule 144A securities, which are unregistered securities offered to qualified institutional buyers, and interest-only and principal-only fixed mortgage-backed securities (IOs and POs) issued by the U.S. government or its agencies and instrumentalities the investment manager, under guidelines established by the Board, will consider any relevant factors including the frequency of trades, the number of dealers willing to purchase or sell the security and the nature of marketplace trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with illiquid and restricted securities include: Liquidity Risk.

Indexed Securities

The value of indexed securities is linked to currencies, interest rates, commodities, indexes, or other financial indicators. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be more volatile than the underlying instrument itself and they may be less liquid than the securities represented by the index. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with indexed securities include: Liquidity Risk and Market Risk.

Inflation Protected Securities

Inflation is a general rise in prices of goods and services. Inflation erodes the purchasing power of an investor’s assets. For example, if an investment provides a total return of 7% in a given year and inflation is 3% during that period, the inflation-adjusted, or real, return is 4%. Inflation-protected securities are debt securities whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. One type of inflation-protected debt security is issued by the U.S. Treasury. The principal of these securities is adjusted for inflation as indicated by the Consumer Price Index for Urban Consumers (CPI) and interest is paid on the adjusted amount. The CPI is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.

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If the CPI falls, the principal value of inflation-protected securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Conversely, if the CPI rises, the principal value of inflation-protected securities will be adjusted upward, and consequently the interest payable on these securities will be increased. Repayment of the original bond principal upon maturity is guaranteed in the case of U.S. Treasury inflation-protected securities, even during a period of deflation. However, the current market value of the inflation-protected securities is not guaranteed and will fluctuate. Other inflation-indexed securities include inflation-related bonds, which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Other issuers of inflation-protected debt securities include other U.S. government agencies or instrumentalities, corporations and foreign governments. There can be no assurance that the CPI or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

Any increase in principal for an inflation-protected security resulting from inflation adjustments is considered by IRS regulations to be taxable income in the year it occurs. For direct holders of an inflation-protected security, this means that taxes must be paid on principal adjustments even though these amounts are not received until the bond matures. By contrast, a fund holding these securities distributes both interest income and the income attributable to principal adjustments in the form of cash or reinvested shares, which are taxable to shareholders.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with inflation-protected securities include: Interest Rate Risk and Market Risk.

Initial Public Offerings (IPOs)

Companies issuing IPOs generally have limited operating histories, and their prospects for future profitability are uncertain. These companies often are engaged in new and evolving businesses and are particularly vulnerable to competition and to changes in technology, markets and economic conditions. They may be dependent on certain key managers and third parties, need more personnel and other resources to manage growth and require significant additional capital. They may also be dependent on limited product lines and uncertain property rights and need regulatory approvals. Funds that invest in IPOs can be affected by sales of additional shares and by concentration of control in existing management and principal shareholders. Stock prices of IPOs can also be highly unstable, due to the absence of a prior public market, the small number of shares available for trading and limited investor information. Most IPOs involve a high degree of risk not normally associated with offerings of more seasoned companies.

Although one or more risks described in this SAI may apply, the largest risks associated with IPOs include: Small and Mid-Sized Company Risk and Initial Public Offering (IPO) Risk.

Inverse Floaters

Inverse floaters or inverse floating rate securities are a type of derivative long-term fixed income obligation with a floating or variable interest rate that moves in the opposite direction of short-term interest rates. As short-term interest rates go down, the holders of the inverse floaters receive more income and, as short-term interest rates go up, the holders of the inverse floaters receive less income. As with all long-term fixed income securities, the price of the inverse floater moves inversely with long-term interest rates; as long-term interest rates go down, the price of the inverse floater moves up and, when long-term interest rates go up, the price of the inverse floater moves down. While inverse floater securities tend to provide more income than similar term and credit quality fixed-rate bonds, they also exhibit greater volatility in price movement (both up and down).

In the municipal market an inverse floater is typically created when the owner of a municipal fixed rate bond transfers that bond to a trust in exchange for cash and a residual interest in the trust’s assets and cash flows (inverse floater certificates). The trust funds the purchase of the bond by issuing two classes of certificates: short-term floating rate notes (typically sold to third parties) and the inverse floaters (also known as residual certificates). No additional income beyond that provided by the trust’s underlying bond is created; rather, that income is merely divided-up between the two classes of certificates. The holder of the inverse floating rate securities typically has the right to (1) cause the holders of the short-term floating rate notes to tender their notes at par ($100) and (2) to return the inverse floaters and withdraw the underlying bonds, thereby collapsing the trust. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with transactions in inverse floaters include: Interest Rate Risk, Credit Risk, Liquidity Risk and Market Risk.

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Investment Companies

Investing in securities issued by registered and unregistered investment companies may involve the duplication of advisory fees and certain other expenses. The fund is also subject to the risks associated with investing in such investment companies.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the securities of other investment companies include: Market Risk.

Investment in Wholly-Owned Subsidiaries

In accordance with its prospectus, Columbia Commodity Strategy Fund (for purposes of this section, the “Fund”) may invest all or a portion of its assets in one or more of its wholly-owned subsidiaries (referred to herein collectively as the “Subsidiary”). The Subsidiary is a limited liability company organized under the laws of the Cayman Islands. The Fund will invest in the Subsidiary in order to gain exposure to the commodities markets within the limitations of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to “regulated investment companies.” The Fund must maintain less than 25% of its total assets in the Subsidiary at the end of every quarter. The Subsidiary’s commodity-linked investments (including commodity-linked futures contracts, structured notes, swaps and options) are expected to produce leveraged exposure to the performance of the commodities markets. The Subsidiary also invests in investment-grade fixed income securities that may serve as collateral for its commodity-linked positions and may hold cash or cash equivalents.

The Subsidiary is overseen by its own board of directors and is not registered under the 1940 Act and is not subject to its investor protections, except as noted in the Fund’s prospectus or this SAI. The Fund, as the sole shareholder of the Subsidiary, does not have all of the protections offered by the 1940 Act. However, the Subsidiary is wholly-owned and controlled by the Fund and the Fund’s Board of Trustees maintains oversight responsibility for investment activities of the Subsidiary generally (with respect to compliance and investment policies and procedures) as if the Subsidiary’s investments were held directly by the Fund. Furthermore, Columbia Management is responsible for the Subsidiary’s day-to-day business pursuant to an Addendum to the Fund’s investment management services agreement with Columbia Management. Therefore, the Fund’s ownership and control of the Subsidiary make it unlikely that the Subsidiary would take action contrary to the interests of the Fund or its shareholders. Under the Addendum to the investment management services agreement, Columbia Management provides the Subsidiary with the same type of management services, under the same terms, as are provided to the Fund. The Fund has contracted with its service providers to also provide custody and administration services to the Subsidiary.

In managing the Subsidiary’s investment portfolio, and in adhering to the Fund’s compliance policies and procedures, Columbia Management will treat the assets of the Subsidiary generally as if the assets were held directly by the Fund. Columbia Management will also treat the assets of the Subsidiary generally as if the assets were held directly by the Fund with respect to its adherence to the Fund’s investment policies and restrictions.

The Subsidiary will bear the fees and expenses incurred in connection with the custody services that it receives. The Fund expects that the expenses borne by the Subsidiary will not be material in relation of the value of the Fund’s assets.

The financial information of the Subsidiary will be consolidated into the Fund’s financial statements, as contained within the Fund’s Annual and Semiannual Reports provided to shareholders.

Changes in U.S. laws (where the investing fund is organized) and/or the Cayman Islands (where the Subsidiary is organized), could prevent the Fund and/or the Subsidiary from operating as described in the Fund’s prospectus and this SAI and could negatively affect the Fund and its shareholders. For example, the Cayman Islands currently does not impose certain taxes on the Subsidiary, including any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax. If Cayman Islands laws were changed to require the Subsidiary to pay Cayman Islands taxes, the investment returns of the Fund would likely decrease.

By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary provide exposure similar to that held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. See “Investing in Wholly-Owned Subsidiary Risk,” under “RISKS” above.

Lending of Portfolio Securities

To generate additional income, a fund may lend up to one-third of the value of its total assets to broker-dealers, banks or other institutional borrowers of securities. JPMorgan Chase Bank, N.A. serves as lending agent (the Lending Agent) to the funds pursuant to a securities lending agreement (the Securities Lending Agreement) approved by the Board.

Under the Securities Lending Agreement, the Lending Agent loans securities to approved borrowers pursuant to borrower agreements in exchange for collateral equal to at least 100% of the market value of the loaned securities. Collateral may consist of cash, securities issued by the U.S. government or its agencies or instrumentalities (collectively, “U.S. government securities”) or such other collateral as may be approved by the Board. For loans secured by cash, the fund retains the interest

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earned on cash collateral investments, but is required to pay the borrower a rebate for the use of the cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the Lending Agent on behalf of the fund. If the market value of the loaned securities goes up, the Lending Agent will request additional collateral from the borrower. If the market value of the loaned securities goes down, the borrower may request that some collateral be returned. During the existence of the loan, the lender will receive from the borrower amounts equivalent to any dividends, interest or other distributions on the loaned securities, as well as interest on such amounts.

Loans are subject to termination by a fund or a borrower at any time. A fund may choose to terminate a loan in order to vote in a proxy solicitation if the fund has knowledge of a material event to be voted on that would affect the fund’s investment in the loaned security.

Securities lending involves counterparty risk, including the risk that a borrower may not provide additional collateral when required or return the loaned securities in a timely manner. Counterparty risk also includes a potential loss of rights in the collateral if the borrower or the Lending Agent defaults or fails financially. This risk is increased if a fund’s loans are concentrated with a single or limited number of borrowers. There are no limits on the number of borrowers a fund may use and a fund may lend securities to only one or a small group of borrowers. Funds participating in securities lending also bear the risk of loss in connection with investments of cash collateral received from the borrowers. Cash collateral is invested in accordance with investment guidelines contained in the Securities Lending Agreement and approved by the Board. To the extent that the value or return of a fund’s investments of the cash collateral declines below the amount owed to a borrower, a fund may incur losses that exceed the amount it earned on lending the security. The Lending Agent will indemnify a fund from losses resulting from a borrower’s failure to return a loaned security when due, but such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The investment manager is not responsible for any loss incurred by the funds in connection with the securities lending program.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the lending of portfolio securities include: Credit Risk.

Loan Participations

Loans, loan participations, and interests in securitized loan pools are interests in amounts owed by a corporate, governmental, or other borrower to a lender or consortium of lenders (typically banks, insurance companies, investment banks, government agencies, or international agencies). Loans involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to an investor in the event of fraud or misrepresentation.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with loan participations include: Credit Risk.

Mortgage- and Asset-Backed Securities

Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and Collateralized Mortgage Obligations (CMOs). These securities may be issued or guaranteed by U.S. government agencies or instrumentalities (see also Agency and Government Securities), or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement. Commercial mortgage-backed securities (CMBS) are a specific type of mortgage-backed security collateralized by a pool of mortgages on commercial real estate.

Stripped mortgage-backed securities are a type of mortgage-backed security that receive differing proportions of the interest and principal payments from the underlying assets. Generally, there are two classes of stripped mortgage-backed securities: Interest Only (IO) and Principal Only (PO). IOs entitle the holder to receive distributions consisting of all or a portion of the interest on the underlying pool of mortgage loans or mortgage-backed securities. POs entitle the holder to receive distributions consisting of all or a portion of the principal of the underlying pool of mortgage loans or mortgage-backed securities. The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. A slow rate of principal payments may adversely affect the yield to maturity of POs. If prepayments of principal are greater than anticipated, an investor in IOs may incur substantial losses. If prepayments of principal are slower than anticipated, the yield on a PO will be affected more severely than would be the case with a traditional mortgage-backed security.

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CMOs are hybrid mortgage-related instruments secured by pools of mortgage loans or other mortgage-related securities, such as mortgage pass through securities or stripped mortgage-backed securities. CMOs may be structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than its stated maturity. The yield characteristics of mortgage-backed securities differ from those of other debt securities. Among the differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and principal may be repaid at any time. These factors may reduce the expected yield.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. Asset-backed debt obligations represent direct or indirect participation in, or secured by and payable from, assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property, and receivables from credit card or other revolving credit arrangements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on asset-backed debt obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds, overcollateralization, and guarantees by third parties. The market for privately issued asset-backed debt obligations is smaller and less liquid than the market for government sponsored mortgage-backed securities. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage and asset-backed securities include: Credit Risk, Interest Rate Risk, Liquidity Risk, and Prepayment and Extension Risk.

Mortgage Dollar Rolls

Mortgage dollar rolls are investments in which an investor sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. While an investor foregoes principal and interest paid on the mortgage-backed securities during the roll period, the investor is compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The investor also could be compensated through the receipt of fee income equivalent to a lower forward price.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage dollar rolls include: Credit Risk and Interest Rate Risk.

Municipal Obligations

Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States (including the District of Columbia, Guam and Puerto Rico). The interest on these obligations is generally exempt from federal income tax. Municipal obligations are generally classified as either “general obligations” or “revenue obligations.”

General obligation bonds are secured by the issuer’s pledge of its full faith, credit, and taxing power for the payment of interest and principal. Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source. Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users. Municipal notes are issued to meet the short-term funding requirements of state, regional, and local governments. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments.

Municipal lease obligations may take the form of a lease, an installment purchase, or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment, and facilities. An investor may purchase these obligations directly, or it may purchase participation interests in such obligations. Municipal leases may be subject to greater risks than general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet in order to issue municipal obligations. Municipal leases may contain a covenant by the state or municipality to budget for and make payments due under the obligation. Certain municipal leases may, however, provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year.

Yields on municipal bonds and notes depend on a variety of factors, including money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The municipal bond market has a large number of different issuers, many having smaller sized bond issues, and a wide choice of different maturities within each issue. For these reasons, most municipal bonds do not trade on a daily basis and many trade only rarely. Because many of these bonds trade infrequently, the spread between the bid and offer may be wider and the time needed to develop a bid or an offer may be longer than other security markets. See Appendix A for a discussion of securities ratings. (See also Debt Obligations.)

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Taxable Municipal Obligations. There is another type of municipal obligation that is subject to federal income tax for a variety of reasons. These municipal obligations do not qualify for the federal income exemption because (a) they did not receive necessary authorization for tax-exempt treatment from state or local government authorities, (b) they exceed certain regulatory limitations on the cost of issuance for tax-exempt financing or (c) they finance public or private activities that do not qualify for the federal income tax exemption. These non-qualifying activities might include, for example, certain types of multi-family housing, certain professional and local sports facilities, refinancing of certain municipal debt, and borrowing to replenish a municipality’s underfunded pension plan.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with municipal obligations include: Credit Risk, Inflation Risk, Interest Rate Risk, and Market Risk.

Partnership Securities

The fund may invest in securities issued by publicly traded partnerships or master limited partnerships or limited liability companies (together referred to as “PTPs/MLPs”). These entities are limited partnerships or limited liability companies that may be publicly traded on stock exchanges or markets such as the New York Stock Exchange (“NYSE”), the NYSE Alternext US LLC (“NYSE Alternext”) (formerly the American Stock Exchange) and NASDAQ. PTPs/MLPs often own businesses or properties relating to energy, natural resources or real estate, or may be involved in the film industry or research and development activities. Generally PTPs/MLPs are operated under the supervision of one or more managing partners or members. Limited partners, unit holders, or members (such as a fund that invests in a partnership) are not involved in the day-to-day management of the company. Limited partners, unit holders, or members are allocated income and capital gains associated with the partnership project in accordance with the terms of the partnership or limited liability company agreement.

At times PTPs/MLPs may potentially offer relatively high yields compared to common stocks. Because PTPs/MLPs are generally treated as partnerships or similar limited liability “pass-through” entities for tax purposes, they do not ordinarily pay income taxes, but pass their earnings on to unit holders (except in the case of some publicly traded firms that may be taxed as corporations). For tax purposes, unit holders may initially be deemed to receive only a portion of the distributions attributed to them because certain other portions may be attributed to the repayment of initial investments and may thereby lower the cost basis of the units or shares owned by unit holders. As a result, unit holders may effectively defer taxation on the receipt of some distributions until they sell their units. These tax consequences may differ for different types of entities.

Although the high yields potentially offered by these investments may be attractive, PTPs/MLPs have some disadvantages and present some risks. Investors in a partnership or limited liability company may have fewer protections under state law than do investors in a corporation. Distribution and management fees may be substantial. Losses are generally considered passive and cannot offset income other than income or gains relating to the same entity. These tax consequences may differ for different types of entities. Many PTPs/MLPs may operate in certain limited sectors such as, without limitation, energy, natural resources, and real estate, which may be volatile or subject to periodic downturns. Growth may be limited because most cash is paid out to unit holders rather than retained to finance growth. The performance of PTPs/MLPs may be partly tied to interest rates. Rising interest rates, a poor economy, or weak cash flows are among the factors that can pose significant risks for investments in PTPs/MLPs. Investments in PTPs/MLPs also may be relatively illiquid at times.

The fund may also invest in relatively illiquid securities issued by limited partnerships or limited liability companies that are not publicly traded. These securities, which may represent investments in certain areas such as real estate or private equity, may present many of the same risks of PTPs/MLPs. In addition, they may present other risks including higher management and distribution fees, uncertain cash flows, potential calls for additional capital, and very limited liquidity.

Preferred Stock

Preferred stock is a type of stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights.

The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with preferred stock include: Issuer Risk and Market Risk.

Real Estate Investment Trusts

Real estate investment trusts (REITs) are pooled investment vehicles that manage a portfolio of real estate or real estate related loans to earn profits for their shareholders. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property, such as shopping centers, nursing homes, office buildings, apartment complexes, and hotels, and derive income primarily from the

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collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs can be subject to extreme volatility due to fluctuations in the demand for real estate, changes in interest rates, and adverse economic conditions. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the tax law. The failure of a REIT to continue to qualify as a REIT for tax purposes can materially affect its value. A fund will indirectly bear its proportionate share of any expenses paid by a REIT in which it invests.

REITs often do not provide complete tax information until after the calendar year-end. Consequently, because of the delay, it may be necessary for a fund investing in REITs to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31. In the alternative, amended Forms 1099-DIV may be sent.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with REITs include: Interest Rate Risk, Issuer Risk and Market Risk.

Repurchase Agreements

Repurchase agreements may be entered into with certain banks or non-bank dealers. In a repurchase agreement, the purchaser buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the purchaser’s ability to dispose of the underlying securities.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with repurchase agreements include: Credit Risk.

Reverse Repurchase Agreements

In a reverse repurchase agreement, an investor sells a security and enters into an agreement to repurchase the security at a specified future date and price. The investor generally retains the right to interest and principal payments on the security. Since the investor receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with reverse repurchase agreements include: Credit Risk and Interest Rate Risk.

Short Sales

In short-selling transactions, a fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, a fund must borrow the security to make delivery to the buyer. A fund is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by a fund, which may result in a loss or gain to the fund, respectively. Unlike taking a long position in a security by purchasing the security, where potential losses are limited to the purchase price, short sales have no cap on maximum losses, and gains are limited to the price of the security at the time of the short sale.

Short sales of forward commitments and derivatives do not involve borrowing a security. These types of short sales may include futures, options, contracts for differences, forward contracts on financial instruments and options such as contracts, credit-linked instruments, and swap contracts.

A fund may not always be able to borrow a security it wants to sell short. A fund also may be unable to close out an established short position at an acceptable price and may have to sell long positions at disadvantageous times to cover its short positions. The value of your investment in a fund will fluctuate in response to the movements in the market. Fund performance also will depend on the effectiveness of the investment manager’s research and the management team’s investment decisions.

Short sales also involve other costs. A fund must repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. To borrow the security, a fund may be required to pay a premium. A fund also will incur transaction costs in effecting short sales. The amount of any ultimate gain for a fund resulting from a short sale will be decreased and the amount of any ultimate loss will be increased, by the amount of premiums, interest or expenses a fund may be required to pay in connection with the short sale. Until a fund closes the short position, it will earmark and reserve fund assets, in cash or liquid securities to offset a portion of the leverage risk. Realized gains from short sales are typically treated as short-term gains/losses.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with short sales include: Market Risk and Short Sales Risk.

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Sovereign Debt

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. (See also Foreign Securities.)

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt.

Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis that led to defaults and the restructuring of certain indebtedness.

Sovereign debt includes Brady Bonds, which are securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with sovereign debt include: Credit Risk and Foreign/Emerging Markets Risk.

Structured Investments

A structured investment is a security whose return is tied to an underlying index or to some other security or pool of assets. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are created and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments, such as commercial bank loans, and the issuance by that entity of one or more classes of debt obligations (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities, and interest rate provisions. The extent of the payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Structured securities are often offered in different classes. As a result, a given class of a structured security may be either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and at any given time there may be no active trading market for a particular structured security.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with structured investments include: Credit Risk and Liquidity Risk.

Swap Agreements

Swap agreements are typically individually negotiated agreements that obligate two parties to exchange payments based on a reference to a specified asset, reference rate or index. Swap agreements will tend to shift a party’s investment exposure from one type of investment to another. A swap agreement can increase or decrease the volatility of a fund’s investments and its net asset value.

Swap agreements are traded in the over-the-counter market and may be considered to be illiquid. Swap agreements entail the risk that a party will default on its payment obligations. A fund will enter into a swap agreement only if the claims-paying ability of the other party or its guarantor is considered to be investment grade by the investment manager. Generally, the unsecured senior debt or the claims-paying ability of the other party or its guarantor must be rated in one of the three highest rating categories of at least one Nationally Recognized Statistical Rating Organization (NRSRO) at the time of entering into the transaction. If there is a default by the other party to such a transaction, a fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction. In certain circumstances, a fund may seek to minimize counterparty risk by requiring the counterparty to post collateral.

Swap agreements are usually entered into without an upfront payment because the value of each party’s position is the same. The market values of the underlying commitments will change over time resulting in one of the commitments being worth more than the other and the net market value creating a risk exposure for one counterparty or the other.

Interest Rate Swaps. Interest rate swap agreements are often used to obtain or preserve a desired return or spread at a lower cost than through a direct investment in an instrument that yields the desired return or spread. They are financial instruments that involve the exchange of one type of interest rate cash flow for another type of interest rate cash flow on specified dates in

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the future. In a standard interest rate swap transaction, two parties agree to exchange their respective commitments to pay fixed or floating rates on a predetermined specified (notional) amount. The swap agreement notional amount is the predetermined basis for calculating the obligations that the swap counterparties have agreed to exchange. Under most swap agreements, the obligations of the parties are exchanged on a net basis. The two payment streams are netted out, with each party receiving or paying, as the case may be, only the net amount of the two payments. Interest rate swaps can be based on various measures of interest rates, including LIBOR, swap rates, treasury rates and other foreign interest rates.

Cross Currency Swaps. Cross currency swaps are similar to interest rate swaps, except that they involve multiple currencies. A fund may enter into a currency swap when it has exposure to one currency and desires exposure to a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. In addition to paying and receiving amounts at the beginning and termination of the agreements, both sides will also have to pay in full periodically based upon the currency they have borrowed. Change in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

Total Return Swaps. Total return swaps are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate of the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market. For example, CMBS total return swaps are bilateral financial contracts designed to replicate synthetically the total returns of commercial mortgage-backed securities. In a typical total return equity swap, payments made by the fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity security, a combination of such securities, or an index). That is, one party agrees to pay another party the return on a stock, basket of stocks, or stock index in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Total return swaps involve not only the risk associated with the investment in the underlying securities, but also the risk of the counterparty not fulfilling its obligations under the agreement.

Swaption Transaction. A swaption is an option on a swap agreement and a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms, in return for payment of the purchase price (the “premium”) of the option. The fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. The writer of the contract receives the premium and bears the risk of unfavorable changes in the market value on the underlying swap agreement.

Swaptions can be bundled and sold as a package. These are commonly called interest rate caps, floors and collars. In interest rate cap transactions, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or cap. Interest rate floor transactions require one party, in exchange for a premium to agree to make payments to the other to the extent that interest rates fall below a specified level, or floor. In interest rate collar transactions, one party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels or collar amounts.

Credit Default Swaps. Credit default swaps are contracts in which third party credit risk is transferred from one party to another party by one party, the protection buyer, making payments to the other party, the protection seller, in return for the ability of the protection buyer to deliver a reference obligation, or portfolio of reference obligations, to the protection seller upon the occurrence of certain credit events relating to the issuer of the reference obligation and receive the notional amount of the reference obligation from the protection seller. A fund may use credit default swaps for various purposes including to increase or decrease its credit exposure to various issuers. For example, as a seller in a transaction, a fund could use credit default swaps as a way of increasing investment exposure to a particular issuer’s bonds in lieu of purchasing such bonds directly. Similarly, as a buyer in a transaction, a fund may use credit default swaps to hedge its exposure on bonds that it owns or in lieu of selling such bonds. A credit default swap agreement may have as reference obligations one or more securities that are not currently held by the fund. The fund may be either the buyer or seller in the transaction. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors. As a seller, the fund generally receives an up front payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full face amount of deliverable obligations of the reference obligations that may have little or no value. If the fund is a buyer and no credit event occurs, the fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference obligation that may have little or no value.

Statement of Additional Information – October 1, 2012	Page 50

Credit default swap agreements can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. A fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. A fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the fund). In connection with credit default swaps in which a fund is the buyer, the fund will segregate or “earmark” cash or other liquid assets, or enter into certain offsetting positions, with a value at least equal to the fund’s exposure (any accrued but unpaid net amounts owed by the fund to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which a fund is the seller, the fund will segregate or “earmark” cash or other liquid assets, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the fund). Such segregation or “earmarking” will ensure that the fund has assets available to satisfy its obligations with respect to the transaction. Such segregation or “earmarking” will not limit the fund’s exposure to loss.

The use of swap agreements by a fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index, but also of the swap itself, without the benefit of observing the performance of the swap under all the possible market conditions. Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with swaps include: Credit Risk, Liquidity Risk and Market Risk. (For more information concerning commodity-linked swaps, please see “Derivatives-Commodity-Linked Swaps” above).

Trust-Preferred Securities

The fund may also invest in trust-preferred securities. These securities, also known as trust-issued securities, are securities that have characteristics of both debt and equity instruments and are typically treated by the funds as debt investments.

Generally, trust-preferred securities are cumulative preferred stocks issued by a trust that is created by a financial institution, such as a bank holding company. The financial institution typically creates the trust with the objective of increasing its capital by issuing subordinated debt to the trust in return for cash proceeds that are reflected on its balance sheet.

The primary asset owned by the trust is the subordinated debt issued to the trust by the financial institution, The financial institution makes periodic interest payments on the debt as discussed further below. The financial institution will subsequently own the trust’s common securities, which may typically represent a small percentage of the trust’s capital structure. The remainder of the trust’s capital structure typically consists of trust-preferred securities which are sold to investors. The trust uses the sales proceeds to purchase the subordinated debt issued by the financial institution. The financial institution uses the proceeds from the subordinated debt sale to increase its capital while the trust receives periodic interest payments from the financial institution for holding the subordinated debt.

The trust uses the interest received to make dividend payments to the holders of the trust-preferred securities. The dividends are generally paid on a quarterly basis and are often higher than other dividends potentially available on the financial institution’s common stocks. The interests of the holders of the trust-preferred securities are senior to those of common stockholders in the event that the financial institution is liquidated, although their interests are typically subordinated to those of other holders of other debt issued by the institution.

The primary benefit for the financial institution in using this particular structure is that the trust-preferred securities issued by the trust are treated by the financial institution as debt securities for tax purposes (as a consequence of which the expense of paying interest on the securities is tax deductible), but are treated as more desirable equity securities for purposes of the calculation of capital requirements.

In certain instances, the structure involves more than one financial institution and thus, more than one trust. In such a pooled offering, an additional separate trust may be created. This trust will issue securities to investors and use the proceeds to purchase the trust-preferred securities issued by other trust subsidiaries of the participating financial institutions. In such a structure, the trust-preferred securities held by the investors are backed by other trust-preferred securities issued by the trust subsidiaries.

Statement of Additional Information – October 1, 2012	Page 51

The risks associated with trust-preferred securities typically include the financial condition of the financial institution(s), as the trust typically has no business operations other than holding the subordinated debt issued by the financial institution(s) and issuing the trust-preferred securities and common stock backed by the subordinated debt. If a financial institution is financially unsound and defaults on interest payments to the trust, the trust will not be able to make dividend payments to holders of the trust-preferred securities such as the fund.

U.S. Government and Related Obligations

U.S. Government obligations include U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. Government or by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. Government differ in their interest rates, maturities and time of issuance, as well as with respect to whether they are guaranteed by the U.S. Government. U.S. Government and related obligations may be structured as fixed-, variable- or floating-rate obligations.

U.S. Government obligations also include senior unsecured debt securities issued between October 14, 2008 and June 30, 2009 by eligible issuers (including U.S. depository institutions insured by the FDIC (and certain affiliates), U.S. bank holding companies and certain U.S. savings and loan holding companies) that are guaranteed by the FDIC under its Temporary Liquidity Guarantee Program (the “TLGP”). The FDIC’s guarantee under the TLGP will expire upon the earlier of (i) maturity of such security or (ii) June 30, 2012. It is the view of the FDIC and the staff of the Securities and Exchange Commission that any debt security that is guaranteed by the FDIC under the TLGP and that has a maturity that ends on or before June 30, 2012 would be a security exempt from registration under Section 3(a)(2) of the Securities Act of 1933 because such security would be fully and unconditionally guaranteed by the FDIC.

Investing in securities guaranteed under the TLGP is subject to certain risks. Given that there is a limited track record for securities guaranteed under the TLGP, it is uncertain whether such securities will continue to trade in line with recent experience in relation to treasury and government agency securities in terms of yield spread and the volatility of such spread and it is uncertain how such securities will trade in the secondary market and whether that market will be liquid or illiquid. The TLGP program is subject to change. In order to collect from the FDIC under the TLGP, a claims process must be followed. Failure to follow the claims process could result in a loss to the right to payment under the guarantee. In addition, guarantee payments by the FDIC under the TLGP may be delayed.

Investing in U.S. Government and related obligations is subject to certain risks. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency or instrumentality and, as a result, may be subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Obligations of U.S. Government agencies, authorities, instrumentalities and sponsored enterprises historically have involved limited risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. Government can or would provide financial support to any of these entities, including whether or not the U.S. Government is obligated to do so by law.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with agency and government securities include: Credit Risk, Inflation Risk, Interest Rate Risk, Prepayment and Extension Risk, and Reinvestment Risk.

Variable- or Floating-Rate Securities

Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (daily, monthly, semiannually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. Variable- or floating-rate securities frequently include a demand feature enabling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time. Some securities that do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics. Variable-rate demand notes include master demand notes that are obligations that permit the investor to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the investor as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days’ notice to the holders of such obligations. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded. There generally is not an established secondary market for these obligations. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the lender’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and may involve heightened risk of default by the issuer.

Statement of Additional Information – October 1, 2012	Page 52

Although one or more of the other risks described in this SAI may apply, the largest risks associated with variable- or floating-rate securities include: Credit Risk.

Warrants

Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights and they do not represent any rights in the assets of the issuer. Warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date, if any.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with warrants include: Market Risk.

When-Issued Securities and Forward Commitments

When-issued securities and forward commitments involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Normally, the settlement date occurs within 45 days of the purchase although in some cases settlement may take longer. The investor does not pay for the securities or receive dividends or interest on them until the contractual settlement date. Such instruments involve the risk of loss if the value of the security to be purchased declines prior to the settlement date and the risk that the security will not be issued as anticipated. If the security is not issued as anticipated, a fund may lose the opportunity to obtain a price and yield considered to be advantageous.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with when-issued securities and forward commitments include: Credit Risk.

Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities

These securities are debt obligations that do not make regular cash interest payments (see also Debt Obligations). Zero-coupon and step-coupon securities are sold at a deep discount to their face value because they do not pay interest until maturity. Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current cash income, the price of these securities can be extremely volatile when interest rates fluctuate. See Appendix A for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with zero-coupon, step-coupon, and pay-in-kind securities include: Credit Risk and Interest Rate Risk.

A fund cannot issue senior securities but this does not prohibit certain investment activities for which assets of the fund are set aside, or margin, collateral or escrow arrangements are established, to cover the related obligations. Examples of those activities include borrowing money, delayed-delivery and when-issued securities transactions, and contracts to buy or sell options, derivatives, and hedging instruments.

Securities Transactions

Except as otherwise noted, the description of policies and procedures in this section also applies to any fund subadviser. Subject to policies set by the Board, as well as the terms of the investment management services agreements, and subadviser agreements, as applicable, the investment manager or subadviser is authorized to determine, consistent with a fund’s investment objective and policies, which securities will be purchased, held, or sold. In determining where the buy and sell orders are to be placed, the investment manager and subadvisers have been directed to use best efforts to obtain the best available price and the most favorable execution except where otherwise authorized by the Board.

Each fund, the investment manager, any subadviser and Columbia Management Investment Distributors, Inc. (principal underwriter and distributor of the funds) has a strict Code of Ethics that prohibits affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for the fund.

A fund’s securities may be traded on an agency basis with brokers or dealers or on a principal basis with dealers. In an agency trade, the broker-dealer generally is paid a commission. In a principal trade, the investment manager will trade directly with the issuer or with a dealer who buys or sells for its own account, rather than acting on behalf of another client. The investment manager may pay the dealer a commission or instead, the dealer’s profit, if any, is the difference, or spread, between the dealer’s purchase and sale price for the security.

Statement of Additional Information – October 1, 2012	Page 53

Broker-Dealer Selection

In selecting broker-dealers to execute transactions, the investment manager and each subadviser will consider from among such factors as the ability to minimize trading costs, trading expertise, infrastructure, ability to provide information or services, financial condition, confidentiality, competitiveness of commission rates, evaluations of execution quality, promptness of execution, past history, ability to prospect for and find liquidity, difficulty of trade, security’s trading characteristics, size of order, liquidity of market, block trading capabilities, quality of settlement, specialized expertise, overall responsiveness, willingness to commit capital and research services provided.

The Board has adopted a policy prohibiting the investment manager, or any subadviser, from considering sales of shares of the funds as a factor in the selection of broker-dealers through which to execute securities transactions.

On a periodic basis, the investment manager makes a comprehensive review of the broker-dealers and the overall reasonableness of their commissions, including review by an independent third-party evaluator. The review evaluates execution, operational efficiency, and research services.

Commission Dollars

Broker-dealers typically provide a bundle of services including research and execution of transactions. The research provided can be either proprietary (created and provided by the broker-dealer) or third party (created by a third party but provided by the broker-dealer). Consistent with the interests of the fund, the investment manager and each subadviser may use broker-dealers who provide both types of research products and services in exchange for commissions, known as “soft dollars,” generated by transactions in fund accounts.

The receipt of research and brokerage products and services is used by the investment manager, and by each subadviser, to the extent it engages in such transactions, to supplement its own research and analysis activities, by receiving the views and information of individuals and research staffs of other securities firms, and by gaining access to specialized expertise on individual companies, industries, areas of the economy and market factors. Research and brokerage products and services may include reports on the economy, industries, sectors and individual companies or issuers; statistical information; accounting and tax law interpretations; political analyses; reports on legal developments affecting portfolio securities; information on technical market actions; credit analyses; on-line quotation systems; risk measurement; analyses of corporate responsibility issues; on-line news services; and financial and market database services. Research services may be used by the investment manager in providing advice to multiple accounts, including the funds (or by any subadviser to any other client of the subadviser) even though it is not possible to relate the benefits to any particular account or fund.

On occasion, it may be desirable to compensate a broker for research services or for brokerage services by paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge. The Board has adopted a policy authorizing the investment manager to do so, to the extent authorized by law, if the investment manager or subadviser determines, in good faith, that such commission is reasonable in relation to the value of the brokerage or research services provided by a broker or dealer, viewed either in the light of that transaction or the investment manager’s or subadviser’s overall responsibilities with respect to a fund and the other funds or accounts for which it acts as investment manager (or by any subadviser to any other client of that subadviser).

As a result of these arrangements, some portfolio transactions may not be effected at the lowest commission, but overall execution may be better. The investment manager and each subadviser have represented that under its procedures the amount of commission paid will be reasonable and competitive in relation to the value of the brokerage services and research products and services provided.

The investment manager or a subadviser may use step-out transactions. A “step-out” is an arrangement in which the investment manager or subadviser executes a trade through one broker-dealer but instructs that broker-dealer to step-out all or a part of the trade to another broker-dealer. The second broker-dealer will clear and settle, and receive commissions for, the stepped-out portion. The investment manager or subadviser may receive research products and services in connection with step-out transactions.

Use of fund commissions may create potential conflicts of interest between the investment manager or subadviser and a fund. However, the investment manager and each subadviser has policies and procedures in place intended to mitigate these conflicts and ensure that the use of fund commissions falls within the “safe harbor” of Section 28(e) of the Securities Exchange Act of 1934. Some products and services may be used for both investment decision-making and non-investment decision-making purposes (“mixed use” items). The investment manager and each subadviser, to the extent it has mixed use items, has procedures in place to assure that fund commissions pay only for the investment decision-making portion of a mixed-use item.

Statement of Additional Information – October 1, 2012	Page 54

Affiliate Transactions

Subject to applicable legal and regulatory requirements, the fund may enter into transactions in which Ameriprise Financial and/or its affiliates, or companies that are deemed to be affiliates of the fund (e.g., due to, among other factors, their or their affiliates’ ownership or control of shares of the fund) may have an interest that potentially conflicts with the interests of the fund. For example, an affiliate of Ameriprise Financial may sell securities to the fund from an offering in which it is an underwriter or from securities that it owns as a dealer, subject to applicable legal and regulatory requirements. Applicable legal and regulatory requirements also may prevent the fund from engaging in transactions with an affiliate of the fund, which may include Ameriprise Financial and its affiliates, or from participating in an investment opportunity in which an affiliate of the fund participates.
Trade Aggregation and Allocation

Generally, orders are processed and executed in the order received. When a fund buys or sells the same security as another portfolio, fund, or account, the investment manager or subadviser carries out the purchase or sale pursuant to policies and procedures designed in such a way believed to be fair to the fund. Purchase and sale orders may be combined or aggregated for more than one account if it is believed it would be consistent with best execution. Aggregation may reduce commission costs or market impact on a per-share and per-dollar basis, although aggregation may have the opposite effect. There may be times when not enough securities are received to fill an aggregated order, including in an initial public offering, involving multiple accounts. In that event, the investment manager and each subadviser has policies and procedures designed in such a way believed to result in a fair allocation among accounts, including the fund.

From time to time, different portfolio managers with the investment manager may make differing investment decisions related to the same security. However, with certain exceptions for funds managed using strictly quantitative methods, a portfolio manager or portfolio management team may not sell a security short if the security is owned in another portfolio managed by that portfolio manager or portfolio management team. On occasion, a fund may purchase and sell a security simultaneously in order to profit from short-term price disparities.

Certain Investment Limitations

From time to time, the investment manager or subadviser for a fund and their respective affiliates (“adviser group”) will be trading in the same securities or be deemed to beneficially hold the same securities. Due to regulatory and other restrictions or limits in various countries or industry- or issuer-specific restrictions or limitations (e.g., poison pills) that restrict the amount of securities or other investments of an issuer that may be held on an aggregate basis by an adviser group, a fund may be limited or prevented from acquiring securities of an issuer that the fund’s adviser may otherwise prefer to purchase. For example, many countries limit the amount of outstanding shares that may be held in a local bank by an adviser group. In these circumstances, a fund may be limited or prevented from purchasing additional shares of a bank if the purchase would put the adviser group over the regulatory limit when the adviser group’s holdings are combined together or with the holdings of the funds’ affiliates, even if the purchases alone on behalf of a specific fund would not be in excess of such limit. Additionally, regulatory and other applicable limits are complex and vary significantly, including, among others, from country to country, industry to industry and issuer to issuer. However, given the complexity of these limits, a fund’s adviser may inadvertently breach these limits, and a fund may be required to sell securities of an issuer in order to be in compliance with such limits even if the fund’s adviser may otherwise prefer to continue to hold such securities. At certain times, the funds may be restricted in their investment activities because of relationships an affiliate of the fund’s, which may include Ameriprise Financial and its affiliates, may have with the issuers of securities.

The investment manager has portfolio management teams in its multiple geographic locations that may share research information regarding leveraged loans. The investment manager operates separate and independent trading desks in these locations for the purpose of purchasing and selling leveraged loans. As a result, the investment manager does not aggregate orders in leveraged loans across portfolio management teams. For example, funds and other client accounts being managed by these portfolio management teams may purchase and sell the same leveraged loan in the secondary market on the same day at different times and at different prices. There is also the potential for a particular account or group of accounts, including a fund, to forego an opportunity or to receive a different allocation (either larger or smaller) than might otherwise be obtained if the investment manager were to aggregate trades in leveraged loans across the portfolio management teams. Although the investment manager does not aggregate orders in leveraged loans across its portfolio management teams in the multiple geographic locations, it operates in this structure subject to its duty to seek best execution.

The following table shows total brokerage commissions paid in the last three fiscal periods. Substantially all firms through whom transactions were executed provide research services. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Statement of Additional Information – October 1, 2012	Page 55

Table 4. Total Brokerage Commissions

Total Brokerage Commissions
Fund	2012		2011		2010
For funds with fiscal period ending January 31
Columbia Income Builder Fund	$0		$0		$0
Columbia Portfolio Builder Aggressive	62		0		0
Columbia Portfolio Builder Conservative	35		0		0
Columbia Portfolio Builder Moderate	152		0		0
Columbia Portfolio Builder Moderate Aggressive	124		0		0
Columbia Portfolio Builder Moderate Conservative	55		0		0
For funds with fiscal period ending February 29
Columbia Equity Value(a)	197,812		317,997		357,285
For funds with fiscal period ending April 30
Columbia 120/20 Contrarian Equity	7,094		20,388		26,985
Columbia Recovery and Infrastructure	532,746		329,036		527,728
For funds with fiscal period ending May 31
Columbia Absolute Return Emerging Markets Macro	0		0	(b)	N/A
Columbia Absolute Return Enhanced Multi-Strategy	284,730		9,476	(c)	N/A
Columbia Absolute Return Multi-Strategy	310,593		10,136	(c)	N/A
Columbia Active Portfolios – Diversified Equity Income	13,137	(d)	N/A		N/A
Columbia Commodity Strategy	0	(e)	N/A		N/A
Columbia Diversified Equity Income(f)	2,126,944		2,004,161		2,243,590
Columbia Dividend Opportunity(g)	2,275,856		2,031,035		402,958
Columbia Flexible Capital Income	30,081	(e)	N/A		N/A
Columbia High Yield Bond	1,511		0		0
Columbia Mid Cap Value Opportunity(h)	1,393,564		1,541,840		2,620,808
Columbia Multi-Advisor Small Cap Value	581,919		553,603		749,980
Columbia Select Large-Cap Value(i)	249,073		256,531		180,393
Columbia Select Smaller-Cap Value(j)	148,704		284,794		163,708
Columbia Seligman Communications and Information(k)	5,967,910		5,767,423		9,167,229
Columbia U.S. Government Mortgage	70,649		17,660		9,489
	2011		2010		2009
For funds with fiscal period ending July 31
Columbia Floating Rate	0		0		12,760
Columbia Income Opportunities	0		0		0
Columbia Inflation Protected Securities	40,902		43,426		17,762
Columbia Large Core Quantitative	756,280		2,806,058		2,084,675
Columbia Limited Duration Credit	28,296		8,523		4,188
Columbia Money Market	0		0		0
For funds with fiscal period ending August 31
Columbia Diversified Bond	206,112		121,666		95,997
Columbia Marsico Flexible Capital	274,651	(l)	N/A		N/A
Columbia Minnesota Tax-Exempt	824		1,077		0
For funds with fiscal period ending September 30
Columbia Large Growth Quantitative	192,755		459,328		649,261
Columbia Large Value Quantitative	123,762		301,600		378,324
Columbia Strategic Allocation	426,809		1,004,079		1,248,108

Statement of Additional Information – October 1, 2012	Page 56

Total Brokerage Commissions
Fund	2011	2010	2009
For funds with fiscal period ending October 31
Columbia Absolute Return Currency and Income	$0	$0	$0
Columbia Asia Pacific ex-Japan	964,616	677,863	41,731	(m)
Columbia Emerging Markets Bond	0	0	0
Columbia Emerging Markets Opportunity	2,189,748	2,031,496	2,108,103
Columbia European Equity	601,158	189,148	189,286
Columbia Frontier	409,138	469,635	157,476
Columbia Global Bond	18,259	3,201	7,292
Columbia Global Equity	673,331	556,835	581,962
Columbia Global Extended Alpha	14,136	20,490	11,397
Columbia Multi-Advisor International Value	630,524	722,370	959,077
Columbia Seligman Global Technology	1,304,433	1,556,216	1,319,806
For funds with fiscal period ending November 30
Columbia AMT-Free Tax-Exempt Bond	132	3,261	315
Columbia Government Money Market(n)	0	0	0
Columbia Mid Cap Growth Opportunity	3,145,406	2,758,365	2,752,727

(a)	The fund changed its fiscal year end in 2012 from March 31 to Feb. 29. For the fiscal year ended 2012, the information shown is for the period from April 1, 2011 to Feb. 29, 2012. For fiscal years ended 2011 and 2010, the information shown is from April 1, 2010 to March 31, 2011 and April 1, 2009 to March 31, 2010, respectively.

(b)	For the period from April 7, 2011 (commencement of operations) to May 31, 2011.

(c)	For the period from March 31, 2011 (commencement of operations) to May 31, 2011.

(d)	For the period from April 20, 2012 (commencement of operations) to May 31, 2012.

(e)	For the period from July 28, 2011 (commencement of operations) to May 31, 2012.

(f)	The fund changed its fiscal year end in 2012 from Sept. 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from Oct. 1, 2011 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Oct. 1, 2010 to Sept. 30, 2011 and Oct. 1, 2009 to Sept. 30, 2010, respectively. The brokerage commissions paid for the fiscal year from Oct. 1, 2008 to Sept. 30, 2009 were $4,728,940.

(g)	The fund changed its fiscal year end in 2012 from June 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from July 1, 2011 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from July 1, 2010 to June 30, 2011 and July 1, 2009 to June 30, 2010, respectively. The brokerage commissions paid for the fiscal year from July 1, 2008 to June 30, 2009 were $673,569.

(h)	The fund changed its fiscal year end in 2012 from Sept. 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from Oct. 1, 2011 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Oct. 1, 2010 to Sept. 30, 2011 and Oct. 1, 2009 to Sept. 30, 2010, respectively. The brokerage commissions paid for the fiscal year from Oct. 1, 2008 to Sept. 30, 2009 were $2,601,029.

(i)	The fund changed its fiscal year end in 2012 from Dec. 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from Jan. 1, 2012 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Jan. 1, 2011 to Dec. 31, 2011 and Jan. 1, 2010 to Dec. 31, 2010, respectively. The brokerage commissions paid for the fiscal year from Jan. 1, 2009 to Dec. 31, 2009 were $206,322.

(j)	The fund changed its fiscal year end in 2012 from Dec. 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from Jan. 1, 2012 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Jan. 1, 2011 to Dec. 31, 2011 and Jan. 1, 2010 to Dec. 31, 2010, respectively. The brokerage commissions paid for the fiscal year from Jan. 1, 2009 to Dec. 31, 2009 were $123,904.

(k)	The fund changed its fiscal year end in 2012 from Dec. 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from Jan. 1, 2012 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Jan. 1, 2011 to Dec. 31, 2011 and Jan. 1, 2010 to Dec. 31, 2010, respectively. The brokerage commissions paid for the fiscal year from Jan. 1, 2009 to Dec. 31, 2009 were $12,482,079.

(l)	For the period from Sept. 28, 2010 (when shares became publicly available) to Aug. 31, 2011.

(m)	For the period from July 15, 2009 (when shares became publicly available) to Oct. 31, 2009.

(n)	The fund changed its fiscal year end in 2011 from Dec. 31 to Nov. 30. For the fiscal year ended 2011, the information shown is for the period from Jan. 1, 2011 to Nov. 30, 2011. For fiscal years ended 2010 and 2009, the information shown is from Jan. 1, 2010 to Dec. 31, 2010 and Jan. 1, 2009 to Dec. 31, 2009, respectively.

Statement of Additional Information – October 1, 2012	Page 57

For the last fiscal period, transactions were specifically directed to firms in exchange for research services as shown in the following table. The table also shows portfolio turnover rates for the last two fiscal periods. Higher turnover rates may result in higher brokerage expenses and taxes. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 5. Brokerage Directed for Research and Turnover Rates

	Brokerage directed for research*				Turnover rates
	Amount of transactions		Amount of commissions imputed or paid
Fund					2012		2011
For funds with fiscal period ending January 31
Columbia Income Builder Fund	$0	(a)	$0	(a)	31%		28%
Columbia Portfolio Builder Aggressive	0	(a)	0	(a)	83		10
Columbia Portfolio Builder Conservative	0	(a)	0	(a)	88		16
Columbia Portfolio Builder Moderate	0	(a)	0	(a)	58		9
Columbia Portfolio Builder Moderate Aggressive	0	(a)	0	(a)	85		11
Columbia Portfolio Builder Moderate Conservative	0	(a)	0	(a)	88		15
For funds with fiscal period ending February 29
Columbia Equity Value(b)	126,148,364		93,362		21		37
For funds with fiscal period ending April 30
Columbia 120/20 Contrarian Equity	2,021,685		1,084		1		28
Columbia Recovery and Infrastructure	326,659,922		271,698		30		17
For funds with fiscal period ending May 31
Columbia Absolute Return Emerging Markets Macro	0		0		285		5	(c)
Columbia Absolute Return Enhanced Multi-Strategy	0		0		154		11	(d)
Columbia Absolute Return Multi-Strategy	0		0		132		16	(d)
Columbia Active Portfolios – Diversified Equity Income	0	(e)	0	(e)	3	(e)	N/A
Columbia Commodity Strategy	0	(f)	0	(f)	0	(f)	N/A
Columbia Diversified Equity Income(g)	1,318,015,777		1,068,678		16		36
Columbia Dividend Opportunity(h)	1,120,834,058		936,778		28		105
Columbia Flexible Capital Income	0	(f)	0	(f)	36	(f)	N/A
Columbia High Yield Bond	0		0		76		96
Columbia Mid Cap Value Opportunity(i)	567,421,295		487,011		28		46
Columbia Multi-Advisor Small Cap Value	39,426,210		47,554		66		54
Columbia Select Large-Cap Value(j)	38,035,337		49,956		5		14
Columbia Select Smaller-Cap Value(k)	4,946,731		5,353		3		18
Columbia Seligman Communications and Information(l)	1,397,704,343		1,530,592		38		66
Columbia U.S. Government Mortgage	0		0		545		465	(m)
					2011		2010
For funds with fiscal period ending July 31
Columbia Floating Rate	0		0		69		68
Columbia Income Opportunities	0		0		84		86
Columbia Inflation Protected Securities	0		0		99		177	(n)
Columbia Large Core Quantitative	489,539,192		523,558		57		75
Columbia Limited Duration Credit	0		0		104		101
Columbia Money Market	0		0		N/A		N/A
For funds with fiscal period ending August 31
Columbia Diversified Bond	0		0		373	%(m)	420	%(m)
Columbia Marsico Flexible Capital	47,297,681	(o)	69,638	(o)	214	(o)	N/A
Columbia Minnesota Tax-Exempt	0		0		22		21

Statement of Additional Information – October 1, 2012	Page 58

	Brokerage directed for research*		Turnover rates
	Amount of transactions	Amount of commissions imputed or paid
Fund			2011		2010
For funds with fiscal period ending September 30
Columbia Large Growth Quantitative	$62,651,951	$28,140	57%		98%
Columbia Large Value Quantitative	10,467,526	6,688	90		99
Columbia Strategic Allocation	31,882,191	29,292	142	(m)	114	(m)
For funds with fiscal period ending October 31
Columbia Absolute Return Currency and Income	0	0	0		0
Columbia Asia Pacific ex-Japan	304,483,810	739,026	63		21
Columbia Emerging Markets Bond	0	0	24		38
Columbia Emerging Markets Opportunity	872,582,384	1,971,568	84		96
Columbia European Equity	369,334,680	491,283	121		115
Columbia Frontier	91,182,948	170,801	72		160
Columbia Global Bond	0	0	57		62
Columbia Global Equity	267,373,578	445,980	44		54
Columbia Global Extended Alpha	5,530,637	9,225	59		128
Columbia Multi-Advisor International Value	351,060,691	197,794	21		34
Columbia Seligman Global Technology	243,433,672	328,237	95		111
For funds with fiscal period ending November 30
Columbia AMT-Free Tax-Exempt Bond	N/A	N/A	30		23
Columbia Government Money Market	N/A	N/A	N/A		N/A
Columbia Mid Cap Growth Opportunity	1,232,323,357	1,091,832	157		96

*	Reported numbers include third party soft dollar commissions and portfolio manager directed commissions directed for research. Columbia Management also receives proprietary research from brokers, but these amounts have not been included in the table.

(a)	The underlying funds may have directed transactions to firms in exchange for research services.

(b)	The fund changed its fiscal year end in 2012 from March 31 to Feb. 29. For the fiscal year ended 2012, the information shown is for the period from April 1, 2011 to Feb. 29, 2012. For fiscal year ended 2011, the information shown is from April 1, 2010 to March 31, 2011.

(c)	For the period from April 7, 2011 (commencement of operations) to May 31, 2011.

(d)	For the period from March 31, 2011 (commencement of operations) to May 31, 2011.

(e)	For the period from April 20, 2012 (commencement of operations) to May 31, 2012.

(f)	For the period from July 28, 2011 (commencement of operations) to May 31, 2012.

(g)	The fund changed its fiscal year end in 2012 from Sept. 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from Oct. 1, 2011 to May 31, 2012. For the fiscal year ended 2011, the information shown is from Oct. 1, 2010 to Sept. 30, 2011. For the fiscal year from Oct. 1, 2010 to Sept. 30, 2011, the brokerage directed for research was $1,303,111,531, the amount of commissions imputed or paid was $881,904 and for the fiscal year from Oct. 1, 2009 to Sept. 30, 2010, the turnover rate was 34%.

(h)	The fund changed its fiscal year end in 2012 from June 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from July 1, 2011 to May 31, 2012. For the fiscal year ended 2011, the information shown is from July 1, 2010 to June 30, 2011. For the fiscal year from July 1, 2010 to June 30, 2011, the brokerage directed for research was $1,796,943,593, the amount of commissions imputed or paid was $869,624 and for the fiscal year from July 1, 2009 to June 30, 2010, the turnover rate was 23%.

(i)	The fund changed its fiscal year end in 2012 from Sept. 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from Oct. 1, 2011 to May 31, 2012. For the fiscal year ended 2011, the information shown is from Oct. 1, 2010 to Sept. 30, 2011. For the fiscal year from Oct. 1, 2010 to Sept. 30, 2011, the brokerage directed for research was $662,374,265, the amount of commissions imputed or paid was $509,994 and for the fiscal year from Oct. 1, 2009 to Sept. 30, 2010, the turnover rate was 50%.

(j)	The fund changed its fiscal year end in 2012 from Dec. 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from Jan. 1, 2012 to May 31, 2012. For the fiscal year ended 2011, the information shown is from Jan. 1, 2011 to Dec. 31, 2011. For the fiscal year from Jan. 1, 2011 to Dec. 31, 2011, the brokerage directed for research was $61,827,585, the amount of commissions imputed or paid was $72,900 and for the fiscal year from Jan. 1, 2010 to Dec. 31, 2010, the turnover rate was 12%.

(k)	The fund changed its fiscal year end in 2012 from Dec. 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from Jan. 1, 2012 to May 31, 2012. For the fiscal year ended 2011, the information shown is from Jan. 1, 2011 to Dec. 31, 2011. For the fiscal year from Jan. 1, 2011 to Dec. 31, 2011, the brokerage directed for research was $21,071,813, the amount of commissions imputed or paid was $29,679 and for the fiscal year from Jan. 1, 2010 to Dec. 31, 2010, the turnover rate was 5%.

(l)

The fund changed its fiscal year end in 2012 from Dec. 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from Jan. 1, 2012 to May 31, 2012. For the fiscal year ended 2011, the information shown is from Jan. 1, 2011 to Dec. 31, 2011. For the

Statement of Additional Information – October 1, 2012	Page 59

fiscal year from Jan. 1, 2011 to Dec. 31, 2011, the brokerage directed for research was $1,331,817,185, the amount of commissions imputed or paid was $1,786,802 and for the fiscal year from Jan. 1, 2010 to Dec. 31, 2010, the turnover rate was 105%.

(m)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been: 285% and 253% for Columbia U.S. Government Mortgage Fund for the fiscal periods ended May 31, 2012 and 2011, respectively; 245% and 229% for Columbia Diversified Bond for the fiscal periods ended Aug. 31, 2011 and 2010, respectively; and 131% and 113% for Columbia Strategic Allocation Fund for the fiscal periods ended Sept. 30, 2011 and 2010, respectively.

(n)	A significant portion of the turnover was the result of “roll” transactions in liquid derivatives and Treasury securities. In the derivative transactions, positions in expiring contracts are liquidated and simultaneously replaced with positions in new contracts with equivalent characteristics. In the Treasury transactions, existing holdings are sold to purchase newly issued securities with slightly longer maturity dates. Although these transactions affect the turnover rate of the portfolio, they do not change the risk exposure or result in material transaction costs. The remaining turnover resulted from strategic reallocations and relative value trading. After transaction costs, this activity is expected to enhance the returns on the fund.

(o)	For the period from Sept. 28, 2010 (when shares became publicly available) to Aug. 31, 2011.

As of the end of the most recent fiscal period, the fund held securities of its regular brokers or dealers or of the parent of those brokers or dealers that derived more than 15% of gross revenue from securities-related activities as presented below. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 6. Securities of Regular Brokers or Dealers

Fund	Issuer	Value of securities owned at end of fiscal period
For funds with fiscal period ending January 31
Columbia Income Builder Fund	None	N/A
Columbia Portfolio Builder Aggressive	None	N/A
Columbia Portfolio Builder Conservative	None	N/A
Columbia Portfolio Builder Moderate	None	N/A
Columbia Portfolio Builder Moderate Aggressive	None	N/A
Columbia Portfolio Builder Moderate Conservative	None	N/A
For funds with fiscal period ending February 29
Columbia Equity Value	Citigroup, Inc.	$3,292,116
	The Goldman Sachs Group, Inc.	15,663,991
	JPMorgan Chase & Co.	23,083,793
	Morgan Stanley	4,471,273
For funds with fiscal period ending April 30
Columbia 120/20 Contrarian Equity	The Goldman Sachs Group, Inc.	547,423
Columbia Recovery and Infrastructure	None	N/A
For funds with fiscal period ending May 31
Columbia Absolute Return Emerging Markets Macro	None	N/A
Columbia Absolute Return Enhanced Multi-Strategy	Citigroup, Inc.	87,854
	Franklin Resources, Inc.	297,730
	The Goldman Sachs Group, Inc.	91,202
	JPMorgan Chase & Co.	501,062
	Knight Capital Group, Inc.	143,237
	PNC Financial Services Group, Inc.	207,292
Columbia Absolute Return Multi-Strategy	Citigroup, Inc.	195,405
	Franklin Resources, Inc.	676,087
	The Goldman Sachs Group, Inc.	205,181
	JPMorgan Chase & Co.	1,131,940
	Knight Capital Group, Inc.	334,219
	PNC Financial Services Group, Inc.	466,485
Columbia Active Portfolios – Diversified Equity Income	Citigroup, Inc.	2,793,783
	The Goldman Sachs Group, Inc.	8,401,886
	JPMorgan Chase & Co.	13,778,963
	The Goldman Sachs Group, Inc.	7,317,210

Statement of Additional Information – October 1, 2012	Page 60

Fund	Issuer	Value of securities owned at end of fiscal period
Columbia Commodity Strategy	None	N/A
Columbia Diversified Equity Income	Citigroup, Inc.	$14,243,876
	Goldman Sachs Group Absolute Trigger Mandatory Exchangeable Notes	39,760,413
	The Goldman Sachs Group, Inc.	34,225,287
	JPMorgan Chase & Co.	49,499,060
Columbia Dividend Opportunity	Goldman Sachs Group, Inc. Mandatory Exchangeable Notes	115,982,949
	JPMorgan Chase & Co.	62,444,158
	JPMorgan Chase & Co. Mandatory Exchangeable Notes	85,145,862
Columbia Flexible Capital Income	Citigroup, Inc.	970,255
	JPMorgan Chase & Co.	878,475
Columbia High Yield Bond	E*TRADE Financial Corp.	12,304,178
	Nuveen Investments, Inc.	3,834,643
Columbia Mid Cap Value Opportunity	None	N/A
Columbia Multi-Advisor Small Cap Value	E*TRADE Financial Corp.	1,613,100
	Eaton Vance Corp.	1,472,570
	Knight Capital Group, Inc.	345,047
Columbia Select Large-Cap Value	Citigroup, Inc.	12,327,150
	JPMorgan Chase & Co.	20,553,000
	Morgan Stanley	10,354,000
Columbia Select Smaller-Cap Value	None	N/A
Columbia Seligman Communications and Information	None	N/A
Columbia U.S. Government Mortgage	Bear Stearns Asset Backed Securities Trust	72,645
	ChaseFlex Trust	10,776,852
	Cititgroup Mortgage Loan Trust, Inc.	21,010,204
	Credit Suisse Mortgage Capital Certificates	15,942,438
	CS First Boston Mortgage Securities Corp.	16,443,084
	Jefferies & Co., Inc.	7,156,953
	JPMorgan Reremic	2,044,081
	Morgan Stanley ABS Capital I	125,400
	Morgan Stanley Capital I	2,780,713
	Morgan Stanley Reremic	8,560,000
For funds with fiscal period ending July 31
Columbia Floating Rate	Nuveen Floating Rate Income Opportunity Fund	452,103
	Nuveen Investments	537,687
Columbia Income Opportunities	E*TRADE Financial	27,605,475
	Nuveen Investments, Inc.	239,775
Columbia Inflation Protected Securities	Bear Stearns Commercial Mortgage Securities	1,693,274
	Credit Suisse Mortgage Capital Certificates	449,200
	GS Mortgage Securities Corp. II	426,972
	JPMorgan Chase Commercial Mortgage Securities	1,595,079
	JPMorgan Mortgage Trust	2,665,822
	JPMorgan Reremic	1,537,745
	LB-UBS Commercial Mortgage Trust	3,604,576
	Morgan Stanley Capital I	2,727,417
	Morgan Stanley Reremic Trust	8,693,584

Statement of Additional Information – October 1, 2012	Page 61

Fund	Issuer	Value of securities owned at end of fiscal period
Columbia Large Core Quantitative	Citigroup	$16,537,619
	Franklin Resources, Inc.	60,510,533
	JPMorgan Chase & Co.	104,845,793
Columbia Limited Duration Credit	Citigroup, Inc.	7,065,669
	The Goldman Sachs Group, Inc.	10,604,293
	JPMorgan Chase & Co.	10,540,237
	Morgan Stanley	9,279,054
Columbia Money Market	None	N/A
For funds with fiscal period ending August 31
Columbia Diversified Bond	Bear Stearns Asset-Backed Securities Trust	1,767,231
	Bear Stearns Commercial Mortgage Securities	58,397,687
	Citigroup Commercial Mortgage Trust	23,107,342
	Citigroup/Deutsche Bank Commercial Mortgage Trust	40,162,540
	Credit Suisse Mortgage Capital Certificates	20,673,328
	Credit Suisse First Boston Mortgage Securities Corp.	28,646,997
	E*TRADE Financial Corp.	1,253,300
	Eaton Vance Corp.	4,007,330
	GS Mortgage Securities Corp. II	49,115,702
	JPMorgan Chase Commercial Mortgage Securities	143,699,375
	JPMorgan Mortgage Acquisition Corp.	2,407,862
	JPMorgan Alternative Loan Trust	3,648,839
	Merrill Lynch & Co., Inc.	9,253,518
	Merrill Lynch Mortgage Trust	91,087
	Morgan Stanley Capital I	39,741,928
	Morgan Stanley, Dean Witter Capital I	4,092,833
	Morgan Stanley Reremic Trust	60,288,854
	Nuveen Investments, Inc.	178,525
	PNC Financial Services Group, Inc.	8,963,650
Columbia Marsico Flexible Capital	None	N/A
Columbia Minnesota Tax-Exempt	None	N/A
For funds with fiscal period ending September 30
Columbia Large Growth Quantitative	Franklin Resources, Inc.	4,374,382
Columbia Large Value Quantitative	Citigroup, Inc.	3,024,415
	Franklin Resources, Inc.	114,194
	JPMorgan Chase & Co.	11,352,831
	PNC Financial Services Group, Inc.	1,484,252

Statement of Additional Information – October 1, 2012	Page 62

Fund	Issuer	Value of securities owned at end of fiscal period
Columbia Strategic Allocation	Affiliated Managers Group, Inc.	$230,725
	Arlington Asset Investment Corp.	238,095
	Citigroup, Inc.	2,785,090
	Citigroup/Deutsche Bank Commercial Mortgage Trust	153,456
	Citigroup Mortgage Loan Trust, Inc.	684,208
	Credit Suisse Group AG	622,663
	E*TRADE Financial Corp.	173,565
	Franklin Resources, Inc.	3,834,495
	The Goldman Sachs Group, Inc.	2,946,663
	JPMorgan Chase & Co.	9,662,080
	JPMorgan Chase Commercial Mortgage Securities Corp.	1,705,152
	Knight Capital Group, Inc., Class A	371,770
	LB-UBS Commercial Mortgage Trust	461,282
	Morgan Stanley	2,212,761
	Morgan Stanley Capital I	364,483
	Morgan Stanley Remeric Trust	1,090,607
	Nuveen Investments, Inc.	50,738
For funds with fiscal period ending October 31
Columbia Absolute Return Currency and Income	GS Mortgage Securities II	2,940,668
Columbia Asia Pacific ex-Japan	None	N/A
Columbia Emerging Markets Bond	None	N/A
Columbia Emerging Markets Opportunity	None	N/A
Columbia European Equity	None	N/A
Columbia Frontier	None	N/A
Columbia Global Bond	Citigroup, Inc.	812,165
	Citigroup/Deutsche Bank Commercial Mortgage Trust	261,842
	Credit Suisse First Boston Mortgage Securities Corp.	360,970
	GS Mortgage Securities Corp. II	74,049
	The Goldman Sachs Group, Inc.	1,990,192
	JPMorgan Chase Commercial Mortgage Securities	1,074,085
	LB-UBS Commercial Mortgage Trust	1,971,492
	Morgan Stanley	2,024,864
	Morgan Stanley Capital 1	1,342,647
Columbia Global Equity	Citigroup, Inc.	3,594,816
	Credit Suisse Group AG	2,847,937
	JPMorgan Chase & Co.	6,879,386
Columbia Global Extended Alpha	JPMorgan Chase & Co.	278,080
Columbia Multi-Advisor International Value	None	N/A
Columbia Seligman Global Technology	None	N/A
For funds with fiscal period ending November 30
Columbia AMT-Free Tax-Exempt Bond	None	N/A
Columbia Government Money Market	None	N/A
Columbia Mid Cap Growth Opportunity	None	N/A

Statement of Additional Information – October 1, 2012	Page 63

Brokerage Commissions Paid to Brokers Affiliated with the Investment Manager

Affiliates of the investment manager may engage in brokerage and other securities transactions on behalf of a fund according to procedures adopted by the Board and to the extent consistent with applicable provisions of the federal securities laws. Subject to approval by the Board, the same conditions apply to transactions with broker-dealer affiliates of any subadviser. The investment manager will use an affiliate only if (i) the investment manager determines that the fund will receive prices and executions at least as favorable as those offered by qualified independent brokers performing similar brokerage and other services for the fund and (ii) the affiliate charges the fund commission rates consistent with those the affiliate charges comparable unaffiliated customers in similar transactions and if such use is consistent with terms of the Investment Management Services Agreement.

No brokerage commissions were paid by a fund in the last three fiscal periods to brokers affiliated with the fund’s investment manager.

Statement of Additional Information – October 1, 2012	Page 64

Valuing Fund Shares

The share price of each fund is based on each fund’s net asset value per share, which is calculated separately for each class of shares as of the close of regular trading on the NYSE (which is usually 4:00 p.m. Eastern Time unless the NYSE closes earlier) on each day the fund is open for business, unless the Board determines otherwise. The funds do not value their shares on days that the NYSE is closed.

For Funds Other than Money Market Funds. The value of each fund’s portfolio securities is determined in accordance with the funds’ valuation procedures, which are approved by the Board. Except as described below under “Fair Valuation of Portfolio Securities,” the funds’ portfolio securities are typically valued using the following methodologies:

Equity Securities. Equity securities (including common stocks, preferred stocks, convertible securities, warrants and ETFs) listed on an exchange are valued at the closing price on their primary exchange (which, in the case of foreign securities, may be a foreign exchange) or, if a closing price is not readily available, at the mean of the closing bid and asked prices. Over-the-counter equity securities not listed on any national exchange but included in the NASDAQ National Market System are valued at the NASDAQ Official Closing Price or, if the official closing price is not readily available, at the mean between the closing bid and asked prices. Equity securities and ETFs that are not listed on any national exchange and are not included in the NASDAQ National Market System are valued at the primary exchange last sale price, or if the last sale price is not readily available, at the mean between the closing bid and asked prices. Shares of other open-end investment companies (other than ETFs) are valued at the latest net asset value reported by those companies.

Fixed Income Securities. Short-term debt securities purchased with remaining maturities of 60 days or less and long-term debt securities with remaining maturities of 60 days or less are valued at their amortized cost value. Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date. The value of short-term debt securities with remaining maturities in excess of 60 days is the market price, which may be obtained from a pricing service or, if a market price is not available from a pricing service, a bid quote from a broker or dealer. Short-term variable rate demand notes are typically valued at their par value. Other debt securities typically are valued using an evaluated bid provided by a pricing service. If pricing information is unavailable from a pricing service or the Investment Manager’s valuation committee believes such information is not reflective of market value, then a quote from a broker or dealer may be used. Newly issued debt securities may be valued at purchase price for up to two days following purchase.

Futures, Options and Other Derivatives. Futures and options on futures are valued based on the settle price at the close of regular trading on their principal exchange or, in the absence of transactions, they are valued at the mean of the closing bid and asked prices closest to the last reported sale price. Listed options are valued at the mean of the closing bid and asked prices. If market quotations are not readily available, futures and options are valued using quotations from brokers. Customized derivative products are valued at a price provided by a pricing service or, if such a price is unavailable, a broker quote or at a price derived from an internal valuation model.

Repurchase Agreements. Repurchase agreements are generally valued at a price equal to the amount of the cash invested in a repurchase agreement.

Foreign Currencies. Foreign currencies and securities denominated in foreign currencies are valued in U.S. dollars utilizing spot exchange rates at the close of regular trading on the NYSE. Forward foreign currency contracts are valued in U.S. dollars utilizing the applicable forward currency exchange rate as of the close of regular trading on the NYSE.

For Money Market Funds. In accordance with Rule 2a-7 under the 1940 Act, all of the securities in the portfolio of a money market fund are valued at amortized cost. The amortized cost method of valuation is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date. Amortized cost does not take into consideration unrealized capital gains or losses.

The Board has established procedures designed to stabilize the fund’s price per share for purposes of sales and redemptions at $1.00, to the extent that it is reasonably possible to do so. These procedures include review of the fund’s securities by the Board, at intervals deemed appropriate by it, to determine whether the fund’s net asset value per share computed by using available market quotations deviates from a share value of $1.00 as computed using the amortized cost method. Deviations are reported to the Board periodically and, if any such deviation exceeds 0.5%, the Board must determine what action, if any, needs to be taken. If the Board determines that a deviation exists that may result in a material dilution or other unfair results for shareholders or investors, the Board must cause the fund to undertake such remedial action as it the Board deems appropriate to eliminate or reduce to the extent reasonably practicable such dilution or unfair results.

Statement of Additional Information – October 1, 2012	Page 65

Such action may include withholding dividends, calculating net asset value per share for purposes of sales and redemptions using available market quotations, making redemptions in kind, and/or selling securities before maturity in order to realize capital gains or losses or to shorten average portfolio maturity.

While the amortized cost method provides certainty and consistency in portfolio valuation, it may result in valuations of securities that are either somewhat higher or lower than the prices at which the securities could be sold. This means that during times of declining interest rates the yield on the fund’s shares may be higher than if valuations of securities were made based on actual market prices and estimates of market prices. Accordingly, if using the amortized cost method were to result in a lower portfolio value, a prospective investor in the fund would be able to obtain a somewhat higher yield than the investor would receive if portfolio valuations were based on actual market values. Existing shareholders, on the other hand, would receive a somewhat lower yield than they would otherwise receive. The opposite would happen during a period of rising interest rates.

Fair Valuation of Portfolio Securities. Rather than using the methods described above, the Investment Manager’s valuation committee will, pursuant to procedures approved by the Board, determine in good faith a security’s fair value in the event that (i) price quotations or valuations are not readily available, such as when trading is halted or securities are not actively traded; (ii) price quotations or valuations available for a security are not, in the judgment of the valuation committee, reflective of market value; or (iii) a significant event has occurred that is not reflected in price quotations or valuations from other sources, such as when an event impacting a foreign security occurs after the closing of the security’s foreign exchange but before the closing of the NYSE. The fair value of a security is likely to be different from the quoted or published price and fair value determinations often require significant judgment.

In general, any one or more of the following factors may be taken into account in determining fair value: the fundamental analytical data relating to the security; the value of other financial instruments, including derivative securities; trading volumes; values of baskets of securities; changes in interest rates; observations from financial institutions; government actions or pronouncements; other news events; information as to any transactions or offers with respect to the security; price and extent of public trading in similar securities; nature and expected duration of the event, if any, giving rise to the valuation issue; pricing history; the relative size of the position in the portfolio; internal models; and other relevant information.

With respect to securities traded on foreign markets, additional factors also may be relevant, including: movements in the U.S. markets following the close of foreign markets; the value of foreign securities traded on other foreign markets; ADR trading; closed-end fund trading; foreign currency exchange activity and prices; and the trading of financial products that are tied to baskets of foreign securities, such as certain exchange-traded index funds. A systematic independent fair value pricing service assists in the fair valuation process for foreign securities in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which a fund’s NAV is determined. Although the use of this service is intended to decrease opportunities for time zone arbitrage transactions, there can be no assurance that it will successfully decrease arbitrage opportunities.

Performance Information

Effective beginning with performance reporting for the December 31, 2011 year-end, in presenting performance information for newer share classes, if any, of a fund, the fund typically includes, for periods prior to the offering of such share classes, the performance of the fund’s oldest share class (except as otherwise disclosed), adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable, based on the expense ratios of those share classes for the fund’s most recently completed fiscal year for which data was available at December 31, 2011 or, for funds and classes first offered after January 1, 2012, the expected expense differential at the time the newer share class is first offered. Actual expense differentials across classes will vary over time. The performance of the fund’s newer share classes would have been substantially similar to the performance of the fund’s oldest share class because all share classes of a fund are invested in the same portfolio of securities, and would have differed only to the extent that the classes do not have the same expenses (although differences in expenses between share classes may change over time).

Portfolio Holdings Disclosure

The Board and the investment manager believe that the investment ideas of the investment manager and any subadviser with respect to portfolio management of a fund should benefit the fund and its shareholders, and do not want to afford speculators an opportunity to profit by anticipating fund trading strategies or by using fund portfolio holdings information for stock picking. However, the Board also believes that knowledge of a fund’s portfolio holdings can assist shareholders in monitoring their investments, making asset allocation decisions, and evaluating portfolio management techniques.

Statement of Additional Information – October 1, 2012	Page 66

The Board has therefore adopted policies and procedures relating to disclosure of the funds’ portfolio securities. These policies and procedures are intended to protect the confidentiality of fund portfolio holdings information and generally prohibit the release of such information until such information is made available to the general public, unless such persons have been authorized to receive such information on a selective basis, as described below. It is the policy of the fund not to provide or permit others to provide portfolio holdings on a selective basis, and the investment manager does not intend to selectively disclose portfolio holdings or expect that such holdings information will be selectively disclosed, except where necessary for the fund’s operation or where there are other legitimate business purposes for doing so and, in any case, where conditions are met that are designed to protect the interests of the funds and their shareholders.

Although the investment manager seeks to limit the selective disclosure of portfolio holdings information and such selective disclosure is monitored under the fund’s compliance program for conformity with the policies and procedures, there can be no assurance that these policies will protect the fund from the potential misuse of holdings information by individuals or firms in possession of that information. Under no circumstances may the investment manager, its affiliates or any employee thereof receive any consideration or compensation for disclosing such holdings information.

Public Disclosures

The funds’ portfolio holdings are currently disclosed to the public through filings with the SEC and postings on the funds’ website. The information is available on the funds’ website as described below.

•

For equity, convertible, alternative and flexible funds (other than the equity funds identified below), a complete list of fund portfolio holdings as of month-end is posted approximately, but no earlier than, 15 calendar days after such month-end.

•

For funds that are subadvised by Brandes Investment Partners, L.P. and Marsico Capital Management, LLC, Columbia Select Small Cap Fund, Columbia Small Cap Growth Fund I and Columbia Small Cap Growth Fund II, a complete list of fund portfolio holdings as of month-end is posted approximately, but no earlier than, 30 calendar days after such month-end.

•	For fixed-income funds, a complete list of fund portfolio holdings as of calendar quarter-end is posted approximately, but no earlier than, 30 calendar days after such quarter-end.

•

For money market funds, a complete list of fund portfolio holdings as of month-end is posted no later than five business days after such month-end. Such month-end holdings are continuously available on the website for at least six months, together with a link to an SEC webpage where a user of the website may obtain access to the fund’s most recent 12 months of publicly available filings on Form N-MFP. Money market fund portfolio holdings information posted on the website, at minimum, includes with respect to each holding, the name of the issuer, the category of investment (e.g., Treasury debt, government agency debt, asset backed commercial paper, structured investment vehicle note), the CUSIP number (if any), the principal amount, the maturity date (as determined under Rule 2a-7 for purposes of calculating weighted average maturity), the final maturity date (if different from the maturity date previously described), coupon or yield and the amortized cost value. The money market funds will also disclose on the website the overall weighted average maturity and weighted average life maturity of a holding.

Portfolio holdings of funds owned solely by affiliates of the investment manager are not be disclosed on the website. A complete schedule of each fund’s portfolio holdings is available semi-annually and annually in shareholder reports filed on Form N-CSR and, after the first and third fiscal quarters, in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC in accordance with federal securities laws. Shareholders may obtain each Columbia Fund’s Form N-CSR and N-Q filings on the SEC’s website at www.sec.gov. In addition, each Columbia Fund’s Form N-CSR and N-Q filings may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 202.551.8090 for information about the SEC’s website or the operation of the public reference room.

In addition, the investment manager makes publicly available information regarding certain fund’s largest five to fifteen holdings, as a percentage of the market value of the funds’ portfolios as of a month-end. This holdings information is made publicly available through the website columbiamanagement.com, approximately 15 calendar days following the month-end. The scope of the information that is made available on the funds’ websites pursuant to the funds’ policies may change from time to time without prior notice.

Other Disclosures

The funds’ policies and procedures provide that no disclosures of the funds’ portfolio holdings may be made prior to the portfolio holdings information being made available to the general public unless (i) the funds have a legitimate business purpose for making such disclosure, (ii) the funds or their authorized agents authorize such non-public disclosure of information, and (iii) the party receiving the non-public information enters into an appropriate confidentiality agreement or is otherwise subject to a confidentiality obligation.

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In determining the existence of a legitimate business purpose for making portfolio disclosures, the following factors, among others, are considered: (i) any prior disclosure must be consistent with the anti-fraud provisions of the federal securities laws and the fiduciary duties of the investment manager; (ii) any conflicts of interest between the interests of fund shareholders, on the one hand, and those of the investment manager, the funds’ distributor or any affiliated person of a fund, the investment manager or distributor on the other; and (iii) any prior disclosure to a third party, although subject to a confidentiality agreement, would not make conduct lawful that is otherwise unlawful.

In addition, the funds periodically disclose their portfolio information on a confidential basis to various service providers that require such information to assist the funds with their day-to-day business affairs. These service providers include each fund’s sub-advisor(s) (if any), affiliates of the investment manager, the funds’ custodian, subcustodians, the funds’ independent registered public accounting firm, legal counsel, operational system vendors, financial printers, proxy solicitor and proxy voting service provider, as well as ratings agencies that maintain ratings on certain funds. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the funds. The funds also may disclose portfolio holdings information to broker/dealers and certain other entities in connection with potential transactions and management of the funds, provided that reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information.

The fund also discloses portfolio holdings information as required by federal, state or international securities laws, and may disclose portfolio holdings information in response to requests by governmental authorities, or in connection with litigation or potential litigation, a restructuring of a holding, where such disclosure is necessary to participate or explore participation in a restructuring of the holding (e.g., as part of a bondholder group), or to the issuer of a holding, pursuant to a request of the issuer or any other party who is duly authorized by the issuer.

The Board has adopted policies to ensure that the fund’s portfolio holdings information is only disclosed in accordance with these policies. Before any selective disclosure of portfolio holdings information is permitted, the person seeking to disclose such holdings information must submit a written request to the Portfolio Holdings Committee (“PHC”). The PHC is comprised of members from the investment manager’s legal department, compliance department, and the funds’ President. The PHC is authorized by the Board to perform an initial review of requests for disclosure of holdings information to evaluate whether there is a legitimate business purpose for selective disclosure, whether selective disclosure is in the best interests of a fund and its shareholders, to consider any potential conflicts of interest between the fund, the investment manager, and its affiliates, and to safeguard against improper use of holdings information. Factors considered in this analysis are whether the recipient has agreed to or has a duty to keep the holdings information confidential and whether risks have been mitigated such that the recipient has agreed or has a duty to use the holdings information only as necessary to effectuate the purpose for which selective disclosure may be authorized, including a duty not to trade on such information. Before portfolio holdings may be selectively disclosed, requests approved by the PHC must also be authorized by the fund’s President, Chief Compliance Officer or General Counsel/Chief Legal Officer or their respective designees. On at least an annual basis, the PHC reviews the approved recipients of selective disclosure and may require a resubmission of the request, in order to re-authorize certain ongoing arrangements. These procedures are intended to be reasonably designed to protect the confidentiality of fund holdings information and to prohibit their release to individual investors, institutional investors, intermediaries that distribute the fund’s shares, and other parties, until such holdings information is made public or unless such persons have been authorized to receive such holdings information on a selective basis, as set forth above.

Ongoing Portfolio Holdings Disclosure Arrangements:

The funds currently have ongoing arrangements with certain approved recipients with respect to the disclosure of portfolio holdings information prior to such information being made public. Portfolio holdings information disclosed to such recipients is current as of the time of its disclosure, is disclosed to each recipient solely for purposes consistent with the services described below and has been authorized in accordance with the policy. No compensation or consideration is received in exchange for this information. In addition to the daily information provided to a fund’s custodians, subcustodians, administrator, investment manager and subadvisers, the following disclosure arrangements are in place:

Identity of recipient	Conditions/Restrictions on use of information	Frequency of disclosure
Barclays Point	Use for analytics including risk and attribution assessment.	Daily
Bitlathe	Website support for fund holdings and performance disclosure.	Monthly
Bloomberg	Use for portfolio analytics.	Daily
Bloomberg, L.P.	Use for independent research of Funds. Sent monthly, approximately 30 days after month end.	Monthly
Broadridge Financial Solutions, Inc.	Proxy voting and research utilized by Marsico Capital Management LLC, subadviser to certain Columbia Funds.	Daily, as needed

Statement of Additional Information – October 1, 2012	Page 68

Identity of recipient	Conditions/Restrictions on use of information	Frequency of disclosure
Cenveo, Inc.	May be used for printing of prospectuses, factsheets, annual and semi-annual reports.	As needed
Citigroup	Access when assisting in resolving technical difficulties with YieldBook, an analytic software program that the investment manager uses to perform ongoing risk analysis and management of certain fixed income Columbia Funds and fixed income separately managed accounts.	Daily
CMS Bondedge	Access when assisting in resolving technical difficulties with application used by the investment manager’s Fixed Income Portfolio Management team as an analytical and trading tool.	Ad Hoc
FactSet Research Systems	Use for provision of quantitative analytics, charting and fundamental data to the investment manager.	Daily
Harte Hanks	May be used for printing of prospectuses, factsheets, annual and semi-annual reports.	As needed
Institutional Shareholder Services (ISS)	Proxy voting administration and research on proxy matters.	Daily
Investment Technology Group (ITG, formerly known as Plexus Group)	Evaluation and assessment of trading activity, execution and practices by the investment manager.	Quarterly
InvestorTools, Inc.	Access granted solely for the purpose of testing back office conversion of trading systems.	Daily
InvestorTools, Inc.	Provide descriptive data for municipal securities.	Daily
Kynex	Use to provide portfolio attribution reports for the Columbia Convertible Securities Fund.	Daily
Linedata Services, Inc.	Access when assisting in resolving technical difficulties with the software for the LongView Trade Order Management System.	Ad Hoc
Lipper / Thomson Reuters Corp. (Lipper)	Information provided monthly with a 30 day lag to assure accuracy of Lipper Fact Sheets.	Monthly
Malaspina Communications	Use to facilitate writing, publishing and mailing Columbia Fund shareholder reports and communications including shareholder letters and management’s discussion of Columbia Fund performance.	Quarterly
Merrill Corporation	May provide Edgar filing and typesetting services, as well as printing of prospectuses, factsheets, annual and semi-annual reports.	As needed
Morningstar, Inc.	For independent research and ranking of funds. Provided monthly with a 30 day lag	Monthly
R.R. Donnelley & Sons Company	May provide Edgar filing and typesetting services, as well as printing of prospectuses, factsheets, annual and semi-annual reports.	As needed

Proxy Voting

GENERAL GUIDELINES, POLICIES AND PROCEDURES

The following description of the Proxy Voting Policies and Procedures, as well as the Proxy Voting Guidelines attached as Appendix C, apply to the funds listed on the cover page of this SAI, which are governed by the same Board of Trustees.

The Funds uphold a long tradition of supporting sound and principled corporate governance. In furtherance thereof, the Funds’ Boards of Trustees (“Board”), which consist of a majority of independent Board members, determines policies and votes proxies. The Funds’ investment manager and administrator, Columbia Management Investment Advisers, LLC (“Columbia Management”), provides support to the Board in connection with the proxy voting process.

GENERAL GUIDELINES

The Board supports proxy proposals that it believes are tied to the interests of shareholders and votes against proxy proposals that appear to entrench management. For example:

Election of Directors

•	The Board generally votes in favor of proposals for an independent chairman or, if the chairman is not independent, in favor of a lead independent director.

•	The Board supports annual election of all directors and proposals to eliminate classes of directors.

•

In a routine election of directors, the Board will generally vote with the recommendations of the company’s nominating committee because the Board believes that nominating committees of independent directors are in the best position to know what qualifications are required of directors to form an effective board. However, the Board will generally vote against a nominee who has been assigned to the audit, compensation, or nominating committee if the nominee is not independent of management based on established criteria. The Board will generally also withhold support for any director who fails to attend 75% of meetings or has other activities that appear to interfere with his or her ability to commit sufficient attention to the company and, in general, will vote against nominees who are determined to have exhibited poor governance such as involvement in options backdating, financial restatements or material weaknesses in control, approving egregious compensation or have consistently disregarded the interests of shareholders.

Statement of Additional Information – October 1, 2012	Page 69

•

The Board generally supports proposals requiring director nominees to receive a majority of affirmative votes cast in order to be elected to the board, and in the absence of majority voting, generally will support cumulative voting.

•	Votes in a contested election of directors are evaluated on a case-by-case basis.

Defense Mechanisms

The Board generally supports proposals eliminating provisions requiring supermajority approval of certain actions. The Board generally supports proposals to opt out of control share acquisition statutes and proposals restricting a company’s ability to make greenmail payments. The Board reviews management proposals submitting shareholder rights plans (poison pills) to shareholders on a case-by-case basis.

Auditors

The Board values the independence of auditors based on established criteria. The Board supports a reasonable review of matters that may raise concerns regarding an auditor’s service that may cause the Board to vote against a company’s recommendation for auditor, including, for example, auditor involvement in significant financial restatements, options backdating, conflicts of interest, material weaknesses in control, attempts to limit auditor liability or situations where independence has been compromised.

Management Compensation Issues

The Board expects company management to give thoughtful consideration to providing competitive compensation and incentives, which are reflective of company performance, and are directly tied to the interest of shareholders. The Board generally votes for plans if they are reasonable and consistent with industry and country standards and against plans that it believes dilute shareholder value substantially.

The Board generally favors minimum holding periods of stock obtained by senior management pursuant to equity compensation plans and will vote against compensation plans for executives that it deems excessive.

Social and Corporate Policy Issues

The Board believes proxy proposals should address the business interests of the corporation. Shareholder proposals sometime seek to have the company disclose or amend certain business practices based purely on social or environmental issues rather than compelling business arguments. In general, the Board recognizes our Fund shareholders are likely to have differing views of social and environmental issues and believes that these matters are primarily the responsibility of a company’s management and its board of directors. The Board generally abstains or votes against these proposals.

Additional details can be found in the funds’ Proxy Voting Guidelines (see Appendix C).

POLICY AND PROCEDURES

The policy of the Board is to vote all proxies of the companies in which a fund holds investments. Because of the volume and complexity of the proxy voting process, including inherent inefficiencies in the process that are outside the control of the Board or the Proxy Team (defined below), not all proxies may be voted. The Board has implemented policies and procedures that have been reasonably designed to vote proxies in the best economic interests of the funds’ shareholders, and to address any conflicts between interests of a fund’s shareholders and those of Columbia Management or other affiliated persons.

The Board votes proxies on behalf of the funds. Columbia Management provides support to the Board in connection with the proxy voting process, and has assigned responsibility to the Columbia Management Proxy Administration Team (“Proxy Team”) to administer proxies on behalf of the funds. In exercising its responsibilities, the Proxy Team may rely upon the research or recommendations of one or more third party research providers. The Proxy Team assists the Board in identifying situations where its voting guidelines do not clearly direct a vote in a particular manner and assists in researching matters and making voting recommendations. The Proxy Team may recommend that a proxy be voted in a manner contrary to the Board’s voting guidelines based on recommendations from Columbia Management investment personnel (or the investment personnel of a fund’s subadviser(s)), information obtained from independent research firms or other sources. The Proxy Team makes all recommendations in writing. Except for proposals where the recommendation from Columbia Management concurs with the recommendations from company management and the independent research firms, the Board Chair or other Board members who are independent from the investment manager will consider the recommendation and decide how to vote the proxy proposal or establish a protocol for voting the proposal. If Columbia Management, company management and the independent research firms recommend the same action on such proposals, Columbia Management is authorized to vote in accordance with the consensus recommendation.

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On an annual basis, or more frequently as determined necessary, the Board reviews the voting guidelines to determine whether changes are appropriate. The Board may consider recommendations from Columbia Management to revise the existing guidelines or add new guidelines. Typically, changes to the voting guidelines are based on, among other things, industry trends and the frequency that similar proposals appear on company ballots.

The Board considers management’s recommendations as set out in the company’s proxy statement. In each instance in which a Fund votes against management’s recommendation (except when withholding votes from a nominated director or proposals on foreign company ballots), the Board generally sends a letter to senior management of the company explaining the basis for its vote. This permits both the company’s management and the Board to have an opportunity to gain better insight into issues presented by the proxy proposal(s).

Voting in Countries Outside The United States (Non-U.S. Countries)

Voting proxies for companies not domiciled in the United States may involve greater effort and cost due to a variety of regulatory schemes and corporate practices. For example, certain non-U.S. countries require trading of securities to be blocked prior to a vote, which means that the securities to be voted may not be traded within a specified number of days before the shareholder meeting. The Board typically will not vote securities in non-U.S. countries that require securities to be blocked as the need for liquidity of the securities in the Funds will typically outweigh the benefit of voting. There may be additional costs associated with voting in non-U.S. countries such that the Board may determine that the cost of voting outweighs the potential benefit.

Securities on Loan

The funds from time to time engage in lending securities held in certain funds to third parties in order to generate additional income. The Board will generally refrain from recalling securities on loan based upon its determination that the costs and lost revenue to the Funds, combined with the administrative effects of recalling the securities, generally outweigh the benefit of voting the proxy. While in general, neither the Board nor Columbia Management assesses the economic impact and benefits of voting loaned securities on a case-by-case basis, situations may arise where the Board requests that loaned securities be recalled in order to vote a proxy. However, the Board has established a guideline to direct Columbia Management to endeavor to recall a loaned security if (i) a proposal relating to a merger or acquisition, a material restructuring or reorganization, a proxy contest or a shareholder rights plan is expected to be on the ballot or (ii) the prior year’s evaluation of the issuer’s pay-for-performance practices has raised concerns, based upon its determination that, in these situations, the benefits of voting such proxies generally outweigh the costs or lost revenue to the Funds, or any potential adverse administrative effects to the Funds, of not recalling such securities.

Investment in Affiliated Funds

Certain funds may invest in shares of other funds managed by Columbia Management (referred to in this context as “underlying funds”) and may own substantial portions of these underlying funds. In general, the proxy policy of the Funds is to ensure that direct public shareholders of underlying funds control the outcome of any shareholder vote. To help manage this potential conflict of interest, the policy of the Funds is to vote proxies of the underlying funds in the same proportion as the vote of the direct public shareholders; provided, however, that if there are no direct public shareholders of an underlying fund or if direct public shareholders represent only a minority interest in an underlying fund, the Fund may cast votes in accordance with instructions from the independent members of the Board.

OBTAIN A PROXY VOTING RECORD

Each year the funds file their proxy voting records with the SEC and make them available by August 31 for the 12-month period ending June 30 of that year. The records can be obtained without charge through columbiamanagement.com or searching the website of the SEC at www.sec.gov.

Investing in a Fund

The Columbia funds and Columbia Acorn funds and portfolios are collectively referred to as the Legacy Columbia funds (see Appendix E). The RiverSource funds are collectively referred to as the Legacy RiverSource funds (see Appendix F).

SALES CHARGE

Investors should understand that the purpose and function of the initial sales charge and distribution fee for Class A shares is the same as the purpose and function of the contingent deferred sales charge (“CDSC”) and distribution fee for Class B and Class C shares. The sales charges and distribution fees applicable to each class pay for the distribution of shares of a fund.

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Shares of a fund are sold at the class’ public offering price. For funds other than money market funds and, as noted below in Table 7, certain other funds, the public offering price for Class A shares is the NAV of one share adjusted for the sales charge applicable to the class. For money market funds and, as noted below in Table 7, certain other funds, the public offering price is the NAV. For all funds, for Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class W and Class Z there is no initial sales charge so the public offering price is the same as the NAV. The funds no longer accept investments from new or existing investors in Class B shares, except for certain limited transactions involving existing investors in Class B shares as described in more detail in the funds’ prospectus.

Class A – Calculation of the Sales Charge

Sales charges are determined as shown in the following tables. The table is organized by investment category. You can find your fund’s investment category in Table 1.

Table 7. Class A Initial Sales Charge

			Sales charge(a) as a percentage of:
Fund category	Total market value		Public offering price(b)	Net amount invested
Equity, Flexible, Fund-of-funds – equity, Columbia Absolute Return Emerging Markets Macro and Columbia Absolute Return Enhanced Multi-Strategy	$0 – $49,999		5.75%	6.10%
	$50,000 – $99,999		4.50%	4.71%
	$100,000 – $249,999		3.50%	3.63%
	$250,000 – $499,999		2.50%	2.56%
	$500,000 – $999,999		2.00%	2.04%
	$1,000,000 or more	(c),(d)	0.00%	0.00%
	$0 – $49,999		4.75%	4.99%
	$50,000 – $99,999		4.25%	4.44%
Fund-of-funds – fixed income, State tax-exempt fixed income, Taxable fixed income, Tax-exempt fixed income (except for those named below)	$100,000 – $249,999		3.50%	3.63%
	$250,000 – $499,999		2.50%	2.56%
	$500,000 – $999,999		2.00%	2.04%
	$1,000,000 or more	(c),(d)	0.00%	0.00%
For Columbia Absolute Return Currency and Income, Columbia Absolute Return Multi-Strategy, Columbia Floating Rate, Columbia Inflation Protected Securities and Columbia Limited Duration Credit	$0 – $99,999		3.00%	3.09%
	$100,000 – $249,999		2.50%	2.56%
	$250,000 – $499,999		2.00%	2.04%
	$500,000 – $999,999		1.50%	1.52%
	$1,000,000 or more	(c),(d)	0.00%	0.00%

(a)	Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.

(b)	Purchase price includes the sales charge.

(c)	Although there is no sales charge for purchases with a total market value of $1 million or more, and therefore no re-allowance, the distributor may pay a selling and/or servicing agent the following out of its own resources: 1.00% on purchases from $1 million up to but not including $3 million; 0.50% on purchases of $3 million up to but not including $50 million; and 0.25% on amounts of $50 million or more. The distributor may be reimbursed if a CDSC is deducted when the shares are redeemed.

(d)	For eligible employee benefit plans, selling and/or servicing agents are eligible to receive from the distributor the following sales commissions on purchases that are coded as commission eligible trades: 1.00% on all purchases up to but not including $3 million, including those in amounts of less than $1 million; up to 0.50% on all purchases of $3 million up to but not including $50 million; and up to 0.25% on all purchases of $50 million or more.

Using the sales charge schedule in the table above, for Class A, the public offering price for an investment of less than $50,000, made on the last day of the most recent fiscal period, was determined as shown in the following table. The sales charge is paid to the distributor by the person buying the shares. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

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Table 8. Public Offering Price

Fund	Net asset value	1.0 minus maximum sales charge	Public offering price
For funds with fiscal period ending January 31
Columbia Income Builder Fund	$10.85	0.9525	$11.39
Columbia Portfolio Builder Aggressive	10.19	0.9425	10.81
Columbia Portfolio Builder Conservative	10.32	0.9525	10.83
Columbia Portfolio Builder Moderate	10.75	0.9425	11.41
Columbia Portfolio Builder Moderate Aggressive	10.47	0.9425	11.11
Columbia Portfolio Builder Moderate Conservative	10.71	0.9525	11.24
For funds with fiscal period ending February 29
Columbia Equity Value	10.72	0.9425	11.37
For funds with fiscal period ending April 30
Columbia 120/20 Contrarian Equity	16.41	0.9425	17.41
Columbia Recovery and Infrastructure	18.96	0.9425	20.12
For funds with fiscal period ending May 31
Columbia Absolute Return Emerging Markets Macro	9.99	0.9425	10.60
Columbia Absolute Return Enhanced Multi-Strategy	10.01	0.9425	10.62
Columbia Absolute Return Multi-Strategy	9.96	0.9700	10.27
Columbia Active Portfolios – Diversified Equity Income	9.49	No sales charge	9.49
Columbia Commodity Strategy*	N/A	0.9425	N/A
Columbia Diversified Equity Income	9.76	0.9425	10.36
Columbia Dividend Opportunity	8.14	0.9425	8.64
Columbia Flexible Capital Income	10.32	0.9425	10.95
Columbia High Yield Bond	2.78	0.9525	2.92
Columbia Mid Cap Value Opportunity	7.59	0.9425	8.05
Columbia Multi-Advisor Small Cap Value	5.42	0.9425	5.75
Columbia Select Large-Cap Value	14.31	0.9425	15.18
Columbia Select Smaller-Cap Value	14.31	0.9425	15.18
Columbia Seligman Communications and Information	42.89	0.9425	45.51
Columbia U.S. Government Mortgage	5.63	0.9525	5.91
For funds with fiscal period ending July 31
Columbia Floating Rate	8.96	0.9700	9.24
Columbia Income Opportunities	9.76	0.9525	10.25
Columbia Inflation Protected Securities	11.03	0.9700	11.37
Columbia Large Core Quantitative	5.78	0.9425	6.13
Columbia Limited Duration Credit	10.10	0.9700	10.41
Columbia Money Market	1.00	No sales charge	1.00
For funds with fiscal period ending August 31
Columbia Diversified Bond	5.12	0.9525	5.38
Columbia Marsico Flexible Capital	11.09	0.9425	11.77
Columbia Minnesota Tax-Exempt	5.36	0.9525	5.63
For funds with fiscal period ending September 30
Columbia Large Growth Quantitative	8.04	0.9425	8.53
Columbia Large Value Quantitative	6.36	0.9425	6.75
Columbia Strategic Allocation	8.75	0.9425	9.28

Statement of Additional Information – October 1, 2012	Page 73

Fund	Net asset value	1.0 minus maximum sales charge	Public offering price
For funds with fiscal period ending October 31
Columbia Absolute Return Currency and Income	$9.95	0.9700	$10.26
Columbia Asia Pacific ex-Japan	12.49	0.9425	13.25
Columbia Emerging Markets Bond	11.33	0.9525	11.90
Columbia Emerging Markets Opportunity	8.24	0.9425	8.74
Columbia European Equity	5.47	0.9425	5.80
Columbia Frontier	9.55	0.9425	10.13
Columbia Global Bond	7.35	0.9525	7.72
Columbia Global Equity	6.95	0.9425	7.37
Columbia Global Extended Alpha	21.52	0.9425	22.83
Columbia Multi-Advisor International Value	5.40	0.9425	5.73
Columbia Seligman Global Technology	20.16	0.9425	21.39
For funds with fiscal period ending November 30
Columbia AMT-Free Tax-Exempt Bond	3.82	0.9525	4.01
Columbia Government Money Market	1.00	No sales charge	1.00
Columbia Mid Cap Growth Opportunity	9.84	0.9425	10.44

*	The fund’s Class A, which has a sales charge, began operations after the fund’s last fiscal year end.

Initial sales charges and CDSCs may be reduced or waived. For more information, see the fund’s prospectus and Appendix S hereto.

FUND REORGANIZATIONS

Class A shares may be issued without an initial sales charge in connection with the acquisition of cash and securities owned by other investment companies. Any CDSC will be waived in connection with the redemption of shares of the fund if the fund is combined with another fund or in connection with a similar reorganization transaction.

REJECTION OF BUSINESS

Each fund and the distributor of the funds reserve the right to reject any business, in their sole discretion.

Selling Shares

You have a right to sell your shares at any time. For an explanation of sales procedures, please see the applicable prospectus.

During an emergency, the Board can suspend the computation of NAV, stop accepting payments for purchase of shares, or suspend the duty of a fund to redeem shares for more than seven days. Such emergency situations would occur if:

•	The New York Stock Exchange (the “Exchange”) closes for reasons other than the usual weekend and holiday closings or trading on the Exchange is restricted, or

•	Disposal of a fund’s securities is not reasonably practicable or it is not reasonably practicable for the fund to determine the fair value of its net assets, or,

•	The SEC, under the provisions of the 1940 Act, declares a period of emergency to exist.

Should a fund stop selling shares, the Board may make a deduction from the value of the assets held by the fund to cover the cost of future liquidations of the assets so as to distribute these costs fairly among all shareholders.

Each fund has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates the fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the net assets of the fund at the beginning of the period. Although redemptions in excess of this limitation would normally be paid in cash, the fund reserves the right to make these payments in whole or in part in securities or other assets in case of an emergency, or if the payment of a redemption in cash would be detrimental to the existing shareholders of the fund as determined by the Board. In these circumstances, the securities distributed would be valued as set forth in this SAI. Should a fund distribute securities, a shareholder may incur brokerage fees or other transaction costs in converting the securities to cash.

Statement of Additional Information – October 1, 2012	Page 74

Effective April 24, 2012 for the Retirement Plus funds, any applicable contingent deferred sales charges will be waived on redemptions and exchanges out of the funds.

Potential Adverse Effects of Large Investors

Each Fund may from time to time sell to one or more investors, including other funds advised by the investment manager or third parties, a substantial amount of its shares, and may thereafter be required to satisfy redemption requests by such investors. Such sales and redemptions may be very substantial relative to the size of the fund. While it is not possible to predict the overall effect of such sales and redemptions over time, such transactions may adversely affect the fund’s performance to the extent that the fund is required to invest cash received in connection with a sale or to sell portfolio securities to facilitate a redemption at, in either case, a time when the fund otherwise would not invest or sell. Such transactions also may increase a fund’s transaction costs, which would detract from fund performance. If a fund is forced to sell portfolio securities that have appreciated in value, such sales may accelerate the realization of taxable income.

Pay-out Plans

You can use any of several pay-out plans to redeem your investment in regular installments. If you redeem shares, you may be subject to a contingent deferred sales charge as discussed in the prospectus. While the plans differ on how the pay-out is figured, they all are based on the redemption of your investment. Net investment income dividends and any capital gain distributions will automatically be reinvested, unless you elect to receive them in cash. If you redeem an IRA or a qualified retirement account, certain restrictions, federal tax penalties, and special federal income tax reporting requirements may apply. You should consult your tax advisor about this complex area of the tax law.

Applications for a systematic investment in a class of a fund subject to a sales charge normally will not be accepted while a pay-out plan for any of those funds is in effect. Occasional investments, however, may be accepted.

To start any of these plans, please consult your financial intermediary. Your authorization must be received at least five days before the date you want your payments to begin. Payments will be made on a monthly, bimonthly, quarterly, semiannual, or annual basis. Your choice is effective until you change or cancel it.

Statement of Additional Information – October 1, 2012	Page 75

Capital Loss Carryover

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a Fund’s net investment income. Instead, potentially subject to certain limitations, a Fund is able to carry forward a net capital loss from any taxable year to offset its capital gains, if any, realized during a subsequent taxable year. If a Fund incurs or has incurred net capital losses in taxable years beginning after December 22, 2010 (“post-2010 losses”), those losses will be carried forward to one or more subsequent taxable years without expiration; any such carryforward losses will retain their character as short-term or long-term. If a Fund incurred net capital losses in a taxable year beginning on or before December 22, 2010 (“pre-2011 losses”), the Fund is permitted to carry such losses forward for eight taxable years; in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset short-term capital gains, and then offset any long-term capital gains. The Fund must use any post 2010-losses, which will not expire, before it uses any pre-2011 losses. This increases the likelihood that pre-2011 losses will expire unused at the conclusion of the eight-year carryforward period. Capital gains that are offset by carried forward capital losses are not subject to fund-level U.S. federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute any such offsetting capital gains. The Funds cannot carry back or carry forward any net operating losses.

Table 9. Capital Loss Carryover

	Total Capital Loss Carryovers	Amount Expiring in
Fund		2015	2016	2017	2018	2019	2020	2021	Short-term*	Long-term*
For funds with fiscal period ending January 31
Columbia Income Builder Fund	$89,010,344	$0	$0	$76,275,181	$11,352,492	$1,382,671	$0	$0	$0	$0
Columbia Portfolio Builder Aggressive	$62,598,952	$0	$0	$6,629,032	$28,221,611	$8,579,032	$0	$64,863	$5,580,893	$13,523,521
Columbia Portfolio Builder Conservative	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Columbia Portfolio Builder Moderate	$25,255,182	$0	$0	$0	$21,707,536	$3,513,506	$0	$34,140	$0	$0
Columbia Portfolio Builder Moderate Aggressive	$88,591,930	$0	$0	$4,898,399	$57,879,727	$14,203,326	$0	$190,234	$9,228,754	$2,191,490
Columbia Portfolio Builder Moderate Conservative	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
For funds with fiscal period ending February 29
Columbia Equity Value(a)	$66,386,738	$0	$0	$9,606,310	$56,780,428	$0	$0	$0	$0	$0
For funds with fiscal period ending April 30
Columbia 120/20 Contrarian Equity	$11,968,528	$0	$0	$2,951,668	$8,138,985	$877,875	$0	$0	$0	$0
Columbia Recovery and Infrastructure	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

Statement of Additional Information – October 1, 2012	Page 76

	Total Capital Loss Carryovers	Amount Expiring in
Fund		2015	2016	2017	2018	2019	2020	2021	Short-term*	Long-term*
For funds with fiscal period ending May 31
Columbia Absolute Return Emerging Markets Macro	$241,740	$0	$0	$0	$0	$0	$0	$0	$241,740	$0
Columbia Absolute Return Enhanced Multi-Strategy	$672,989	$0	$0	$0	$0	$0	$0	$0	$672,989	$0
Columbia Absolute Return Multi-Strategy	$601,212	$0	$0	$0	$0	$0	$0	$0	$601,212	$0
Columbia Active Portfolios – Diversified Equity Income(b)	$1,772,649	$0	$0	$0	$0	$0	$0	$0	$1,772,649	$0
Columbia Commodity Strategy(c)	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Columbia Diversified Equity Income(d)	$790,622,632	$0	$0	$0	$790,622,632	$0	$0	$0	$0	$0
Columbia Dividend Opportunity(e)	$244,391,130	$0	$0	$36,972,874	$165,774,622	$0	$0	$0	$29,857,336	$11,786,298
Columbia Flexible Capital Income(c)	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Columbia High Yield Bond	$215,561,797	$0	$4,272,668	$156,156,882	$55,132,247	$0	$0	$0	$0	$0
Columbia Mid Cap Value Opportunity(d)	$347,700,237	$0	$0	$36,421,936	$311,278,301	$0	$0	$0	$0	$0
Columbia Multi-Advisor Small Cap Value	$9,922,994	$0	$0	$0	$9,922,994	$0	$0	$0	$0	$0
Columbia Select Large-Cap Value(f)	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Columbia Select Smaller-Cap Value(f)	$142,290,291	$0	$106,385,668	$35,904,623	$0	$0	$0	$0	$0	$0
Columbia Seligman Communications and Information(f)	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Columbia U.S. Government Mortgage	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
	Total	2012	2013	2014	2015	2016	2017	2018	2019	2020
For funds with fiscal period ending July 31
Columbia Floating Rate	$66,449,546	$0	$0	$0	$0	$1,957,317	$29,093,899	$35,398,330	$0	$0
Columbia Income Opportunities	$116,089,527	$0	$0	$0	$0	$28,854,980	$87,234,547	$0	$0	$0
Columbia Inflation Protected Securities	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Columbia Large Core Quantitative	$2,347,723,605	$0	$0	$0	$0	$357,904,087	$1,368,589,070	$621,230,448	$0	$0
Columbia Limited Duration Credit	$2,117,055	$0	$0	$0	$0	$0	$0	$2,117,055	$0	$0
Columbia Money Market	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
For funds with fiscal period ending August 31
Columbia Diversified Bond	$11,547	$0	$0	$0	$0	$0	$11,547	$0	$0	$0
Columbia Marsico Flexible Capital	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Columbia Minnesota Tax-Exempt	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
For funds with fiscal period ending September 30
Columbia Large Growth Quantitative	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Columbia Large Value Quantitative	$79,514,094	$0	$0	$0	$0	$24,043,835	$55,470,259	$0	$0	$0
Columbia Strategic Allocation	$362,899,522	$0	$0	$0	$0	$0	$21,514,298	$320,258,879	$21,116,345	$0

Statement of Additional Information – October 1, 2012	Page 77

	Total Capital Loss Carryovers		Amount Expiring in
Fund			2015	2016	2017	2018	2019	2020	2021	Short-term*	Long-term*
For funds with fiscal period ending October 31
Columbia Absolute Return Currency and Income	$1,814,567		$0	$0	$0	$0	$0	$1,692,023	$0	$122,544	$0
Columbia Asia Pacific ex-Japan	$0		$0	$0	$0	$0	$0	$0	$0	$0	$0
Columbia Emerging Markets Bond	$2,547,316		$0	$0	$0	$0	$0	$2,547,316	$0	$0	$0
Columbia Emerging Markets Opportunity	$0		$0	$0	$0	$0	$0	$0	$0	$0	$0
Columbia European Equity	$22,997,436		$0	$0	$0	$0	$4,272,956	$18,724,480	$0	$0	$0
Columbia Frontier	$21,003,209		$0	$0	$0	$0	$0	$3,472,677	$17,530,532	$0	$0
Columbia Global Bond	$0		$0	$0	$0	$0	$0	$0	$0	$0	$0
Columbia Global Equity	$182,099,712	(g)	$0	$0	$0	$939,646	$47,035,460	$120,508,636	$1,645,663	$10,827,238	$0
Columbia Global Extended Alpha	$0		$0	$0	$0	$0	$0	$0	$0	$0	$0
Columbia Multi-Advisor International Value	$323,082,230		$0	$0	$0	$0	$0	$320,913,280	$2,168,950	$0	$0
Columbia Seligman Global Technology	$38,150,393		$0	$0	$0	$0	$18,425,978	$19,724,415	$0	$0	$0
For funds with fiscal period ending November 30
Columbia AMT-Free Tax-Exempt Bond	$7,750,189		$0	$0	$0	$0	$0	$ 7,750,189	$0	$0	$0
Columbia Government Money Market	$0		$0	$0	$0	$0	$0	$0	$0	$0	$0
Columbia Mid Cap Growth Opportunity	$84,899,941		$0	$0	$0	$0	$53,461,519	$ 31,438,422	$0	$0	$0

*	Not subject to expiration.

(a)	The fund changed its fiscal year end in 2012 from March 31 to Feb. 29. The information shown is for the fiscal period from April 1, 2011 to Feb. 29, 2012.

(b)	For the period from April 20, 2012 (commencement of operations) to May 31, 2012.

(c)	For the period from July 28, 2011 (commencement of operations) to May 31, 2012.

(d)	The fund changed its fiscal year end in 2012 from Sept. 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from Oct. 1, 2011 to May 31, 2012.

(e)	The fund changed its fiscal year end in 2012 from June 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from July 1, 2011 to May 31, 2012.

(f)	The fund changed its fiscal year end in 2012 from Dec. 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from Jan. 1, 2012 to May 31, 2012.

(g)	$1,143,069 of the total is unlimited.

Statement of Additional Information – October 1, 2012	Page 78

Taxes

Subchapter M Compliance

Each fund has elected to be taxed under Subchapter M of the Internal Revenue Code as a regulated investment company. Each fund intends to maintain its qualification as a regulated investment company by meeting certain requirements relating to distributions, source of income, and asset diversification. Distribution requirements include distributing at least 90% of the fund’s investment company taxable income (which includes net short-term capital gains) and tax-exempt ordinary income to fund shareholders each taxable year. The source of income rules require that at least 90% of the fund’s gross income be derived from dividends, interest, certain payments with respect to securities loans, gain from the sale or other disposition of stock, securities or foreign currencies (subject to certain limitations), and certain other income derived with respect to its business of investing in stock, securities or currencies, and net income from certain interests in qualified publicly traded partnerships. Asset diversification requirements are met when the fund owns, at the end of each quarter of its taxable year, a portfolio, 50% of which includes cash and cash items, U.S. government securities, securities of other regulated investment companies and, securities of other issuers in which the fund has not invested more than 5% of the value of the fund’s assets (or 10% of the value of the outstanding voting securities of any one issuer). Also, no more than 25% of the fund’s assets may be invested in the securities of any one issuer or two or more issuers which the fund controls and which are engaged in the same or similar trades or businesses (excepting U.S. government securities and securities of other regulated investment companies) or the securities of one or more qualified publicly traded partnerships. This is a simplified description of the relevant laws.

If the fund fails to qualify as a regulated investment company under Subchapter M, the fund would be taxed as a corporation on the entire amount of its taxable income (including its capital gain) without a dividends paid deduction. Also, “all of” a shareholder’s distributions would generally be taxable to shareholders as qualified dividend income (QDI) (or could be treated as a return of capital, if there weren’t sufficient earnings and profits) and generally would be eligible for the dividends received deduction in the case of corporate shareholders.

Under federal tax law, by the end of a calendar year a fund must declare and pay dividends representing 98% of ordinary income for that calendar year and 98% of net capital gains (both long-term and short-term) for the 12-month period ending Oct. 31 of that calendar year. The fund is subject to an excise tax equal to 4% of the excess, if any, of the amount required to be distributed over the amount actually distributed. Each fund intends to comply with federal tax law and avoid any excise tax. For purposes of the excise tax distributions, section 988 ordinary gains and losses are distributable based on an Oct. 31 year end. This is an exception to the general rule that ordinary income is paid based on a calendar year end.

The fund intends to distribute sufficient dividends within each calendar year, as well as on a fiscal year basis, to avoid income and excise taxes.

A fund may be subject to U.S. taxes resulting from holdings in passive foreign investment companies (PFIC). To avoid unfavorable tax consequences, a fund may make an election to mark to market its PFIC investments. A foreign corporation is a PFIC when 75% or more of its gross income for the taxable year is passive income or 50% or more of the average value of its assets consists of assets that produce or could produce passive income.

Income earned by a fund may have had foreign taxes imposed and withheld on it in foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of a fund’s total assets at the close of its fiscal year consists of securities of foreign corporations, the fund will be eligible to file an election with the Internal Revenue Service (IRS) under which shareholders of the fund would be required to include their pro rata portions of foreign taxes withheld by foreign countries as gross income in their federal income tax returns. These pro rata portions of foreign taxes withheld may be taken as a credit or deduction in computing the shareholders’ federal income taxes. If the election is filed, the fund will report to its shareholders the per share amount of such foreign taxes withheld and the amount of foreign tax credit or deduction available for federal income tax purposes.

A fund may use equalization payments to satisfy its requirement to make distributions of net investment income and capital gain net income. Equalization payments occur when a fund allocates a portion of its net investment income and realized capital gain net income to redemptions of fund shares. These payments reduce the amount of taxable distributions paid to shareholders. The IRS has not issued any guidance concerning the methods used to allocate investment income and capital gain to redemptions of shares. If the IRS determines that a fund is using an improper method of allocation for these purposes, the fund may be liable for additional federal income tax.

This is a brief summary that relates to federal income taxation only. Shareholders should consult their tax advisor as to the application of federal, state, and local income tax laws to fund distributions.

See Appendix B for more information regarding state tax-exempt funds.

Statement of Additional Information – October 1, 2012	Page 79

The Subsidiary

Columbia Commodity Strategy Fund (for purposes of this section, the “Fund”) intends to invest a portion of its assets in one or more of its wholly-owned subsidiaries (previously defined collectively as the “Subsidiary”), which will be classified as a corporation for U.S. federal tax purposes. Foreign corporations, such as the Subsidiary, will generally not be subject to U.S. federal income tax unless it is deemed to be engaged in a United States trade or business. The Subsidiary intends to conduct its activities in a manner that is expected to meet the requirements of a safe harbor under Section 864(b)(2) of the Internal Revenue Code under which the Subsidiary may engage in trading in stocks or securities or certain commodities for its own account without being deemed to be engaged in a United States trade or business. However, if certain of the Subsidiary’s activities were deemed not to be of the type described in the safe harbor, the activities of the Subsidiary may constitute a United States trade or business.

Even if the Subsidiary is not engaged in a United States trade or business, it may be subject to a U.S. withholding tax at a rate of 30% on all or a portion of its United States source gross income that is not effectively connected with a United States trade or business.

The Subsidiary will be treated as a controlled foreign corporation (a “CFC”). The Fund will be treated as a “U.S. Shareholder” of the Subsidiary. As a result, the Fund will be required to include in its gross income all of the Subsidiary’s “subpart F income”. It is expected that all of the Subsidiary’s income will be “subpart F income”. “Subpart F income” is generally treated as ordinary income. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income of the Fund. The recognition by the Fund of the Subsidiary’s “subpart F income” will increase the Fund’s tax basis in the Subsidiary. Distributions by the Subsidiary to the Fund will not be taxable to the extent of its previously undistributed “subpart F income”, and will reduce the Fund’s tax basis in the subsidiary.

Exchanges, Purchases and Sales

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held more than one year).

Capital gain of a non-corporate U.S. shareholder that is recognized in a taxable year beginning before January 1, 2011 is generally taxed at a maximum rate of 15% in respect of shares held for more than one year. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. However, if shares on which a long-term capital gain distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less (after taking into account certain hedging transactions), any loss realized will be treated as long-term capital loss to the extent that it does not exceed the long-term capital gain distribution.

A capital loss on a sale or redemption of a security in a nonqualified account may be disallowed for tax purposes if the same or a substantially identical security is purchased or acquired (including shares acquired through dividend reinvestment) within 30 days before or after the date of the loss transaction. This is called a wash sale. When a wash sale occurs, the loss is disallowed to the extent of shares repurchased, and the cost basis on the security acquired is increased by the amount of the loss that is disallowed. The loss is disallowed in a nonqualified account whether the purchase is in a nonqualified account or in an IRA or Roth IRA, however, an individual’s cost basis in an IRA or Roth IRA is not increased due to the wash sale rules. The wash sale rules apply only to capital losses. Sales of securities that result in capital gains are generally recognized when incurred.

If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased.

For example

You purchase 100 shares of an equity fund having a public offering price of $10.00 per share. With a sales load of 5.75%, you pay $57.50 in sales load. With a NAV of $9.425 per share, the value of your investment is $942.50. Within 91 days of purchasing that fund, you decide to exchange out of that fund, now at a NAV of $11.00 per share, up from the original NAV of $9.425, and purchase a second fund, at a NAV of $15.00 per share. The value of your investment is now $1,100.00 ($11.00 x 100 shares). You cannot use the $57.50 paid as a sales load when calculating your tax gain or loss in the sale of the first fund shares. So instead of having a $100.00 gain ($1,100.00 – $1,000.00), you have a $157.50 gain ($1,100.00 – $942.50). You can include the $57.50 sales load in the calculation of your tax gain or loss when you sell shares in the second fund.

Statement of Additional Information – October 1, 2012	Page 80

The following paragraphs provide information based on a fund’s investment category. You can find your fund’s investment category in Table 1.

For State Tax-Exempt Fixed Income and Tax-Exempt Fixed Income Funds, all distributions of net investment income during the fund’s fiscal year will have the same percentage designated as tax-exempt. This percentage is expected to be substantially the same as the percentage of tax-exempt income actually earned during any particular distribution period.

For Alternative, Equity, Flexible, Funds-of-Funds, Taxable Money Market and Taxable Fixed Income Funds, if you have a nonqualified investment in a fund and you wish to move part or all of those shares to an IRA or qualified retirement account in the fund, you can do so without paying a sales charge. However, this type of exchange is considered a redemption of shares and may result in a gain or loss for tax purposes. See wash sale discussion above. In addition, this type of exchange may result in an excess contribution under IRA or qualified plan regulations if the amount exchanged exceeds annual contribution limitations. You should consult your tax advisor for further details about this complex subject.

Distributions

Dividends

Net investment income dividends (other than qualified dividend income) received and distributions from the excess of net short-term capital gains over net long-term capital losses should be treated as ordinary income for federal income tax purposes. Corporate shareholders are generally entitled to a deduction equal to 70% of that portion of a fund’s dividend that is attributable to dividends the fund received from domestic (U.S.) securities. If there is debt-financed portfolio stock, that is, bank financing is used to purchase long securities, the 70% dividends received deduction would be reduced by the average amount of portfolio indebtedness divided by the average adjusted basis in the stock. This does not impact the qualified dividend income available to individual shareholders. For the most recent fiscal period, net investment income dividends qualified for the corporate deduction are shown in the following table.

Only certain QDI will be subject to the 15% and 0% (for lower-bracket taxpayers) tax rates for 2008-2012. QDI is dividends earned from domestic corporations and qualified foreign corporations. Qualified foreign corporations are corporations incorporated in a U.S. possession, corporations whose stock is readily tradable on an established U.S. securities market (ADRs), and certain other corporations eligible for relief under an income tax treaty with the U.S. that includes an exchange of information agreement. PFICs are excluded from this treatment. Holding periods for shares must also be met to be eligible for QDI treatment (more than 60 days for common stock and more than 90 days for certain preferred’s dividends).

Dividends declared in October, November or December, payable to shareholders of record on a specified date in such a month and paid in the following January will be treated as having been paid by a fund and received by each shareholder in December. Under this rule, therefore, shareholders may be taxed in one year on dividends or distributions actually received in January of the following year.

The QDI for individuals for the most recent fiscal period is shown in the table below. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table  1.

Table 10. Corporate Deduction and Qualified Dividend Income

Fund	Percent of dividends qualifying for corporate deduction	Qualified dividend income for individuals
For funds with fiscal period ending January 31
Columbia Income Builder Fund	14.93%	17.56%
Columbia Portfolio Builder Aggressive	47.05	69.05
Columbia Portfolio Builder Conservative	8.73	11.03
Columbia Portfolio Builder Moderate	18.54	26.25
Columbia Portfolio Builder Moderate Aggressive	30.22	42.34
Columbia Portfolio Builder Moderate Conservative	13.24	17.74
For funds with fiscal period ending February 29
Columbia Equity Value(a)	100.00	100.00
For funds with fiscal period ending April 30
Columbia 120/20 Contrarian Equity	100.00	100.00
Columbia Recovery and Infrastructure	100.00	100.00

Statement of Additional Information – October 1, 2012	Page 81

Fund	Percent of dividends qualifying for corporate deduction	Qualified dividend income for individuals
For funds with fiscal period ending May 31
Columbia Absolute Return Emerging Markets Macro	0%	0%
Columbia Absolute Return Enhanced Multi-Strategy	31.88	35.59
Columbia Absolute Return Multi-Strategy	0	0
Columbia Active Portfolios – Diversified Equity Income(b)	0	0
Columbia Commodity Strategy(c)	0	0
Columbia Diversified Equity Income(d)	96.74	100.00
Columbia Dividend Opportunity(e)	70.97	85.94
Columbia Flexible Capital Income(c)	40.40	42.33
Columbia High Yield Bond	0	0
Columbia Mid Cap Value Opportunity(d)	100.00	100.00
Columbia Multi-Advisor Small Cap Value	0	0
Columbia Select Large-Cap Value(f)	0	0
Columbia Select Smaller-Cap Value(f)	0	0
Columbia Seligman Communications and Information(f)	0	0
Columbia U.S. Government Mortgage	0	0
For funds with fiscal period ending July 31
Columbia Floating Rate	1.53	1.63
Columbia Income Opportunities	0	0
Columbia Inflation Protected Securities	0	0
Columbia Limited Duration Credit	0	0
Columbia Large Core Quantitative	100.00	100.00
Columbia Money Market	0	0
For funds with fiscal period ending August 31
Columbia Diversified Bond	0.39	0.39
Columbia Marsico Flexible Capital	100.00	100.00
Columbia Minnesota Tax-Exempt	0	0
For funds with fiscal period ending September 30
Columbia Large Growth Quantitative	53.32	54.72
Columbia Large Value Quantitative	48.31	47.94
Columbia Strategic Allocation	43.84	64.30
For funds with fiscal period ending October 31
Columbia Absolute Return Currency and Income	0	0
Columbia Asia Pacific ex-Japan	0.03	67.84
Columbia Emerging Markets Bond	0	0
Columbia Emerging Markets Opportunity	16.09	100.00
Columbia European Equity	0.21	100.00
Columbia Frontier	0	0
Columbia Global Bond	0	0
Columbia Global Equity	100.00	100.00
Columbia Global Extended Alpha	22.85	99.99
Columbia Multi-Advisor International Value	0.30	96.78
Columbia Seligman Global Technology	36.41	69.44
For funds with fiscal period ending November 30
Columbia AMT-Free Tax-Exempt Bond	0	0
Columbia Government Money Market	0	0
Columbia Mid Cap Growth Opportunity	0	0

(a)	The fund changed its fiscal year end in 2012 from March 31 to Feb. 29. The information shown is for the period from April 1, 2011 to Feb. 29, 2012.

(b)	For the period from April 20, 2012 (commencement of operations) to May 31, 2012.

Statement of Additional Information – October 1, 2012	Page 82

(c)	For the period from July 28, 2011 (commencement of operations) to May 31, 2012.

(d)	The fund changed its fiscal year end in 2012 from Sept. 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from Oct. 1, 2012 to May 31, 2012.

(e)	The fund changed its fiscal year end in 2012 from June 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from July 1, 2011 to May 31, 2012.

(f)	The fund changed its fiscal year end in 2012 from Dec. 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from Jan. 1, 2012 to May 31, 2012.

Cost Basis Reporting

Historically, the fund’s have been required to report to you and the IRS only gross proceeds on sales, redemptions or exchanges of fund shares. The funds are subject to new reporting requirements for shares purchased, including shares purchased through dividend reinvestment, on or after January 1, 2012 and sold, redeemed or exchanged after that date. IRS regulations now generally require a fund (or your selling agent, if you hold fund shares through a selling agent) to provide you and the IRS, upon the sale, redemption or exchange of fund shares, with cost basis information about those shares as well as information about whether any gain or loss is short- or long-term and whether any loss is disallowed under the “wash sale” rules. This reporting is not required for fund shares held in a retirement or other tax-advantaged account. With respect to fund shares in accounts held directly with a fund, the fund will calculate and report cost basis using the fund’s default method of average cost, unless you instruct the fund to use a different calculation method. The funds will not report cost basis for shares whose cost basis is uncertain or unknown to the fund. Please see www.columbiamanagement.com or contact the funds at 800-345-6611 for more information regarding average cost basis reporting and other available methods for cost basis reporting and how to select or change a particular method or to choose specific shares to sell, redeem or exchange. If you hold fund shares through a selling agent, you should contact your selling agent to learn about its cost basis reporting default method and the reporting elections available to your account. The funds do not recommend any particular method of determining cost basis. Please consult your tax advisor to determine which available cost basis method is best for you. When completing your U.S. federal and state income tax returns, carefully review the cost basis and other information provided to you and make any additional basis, holding period or other adjustments that may be required.
Capital Gains Distributions

Capital gain distributions, if any, received by shareholders (in cash or invested in additional shares) should be treated as long-term capital gains regardless of how long shareholders owned their shares. Short-term capital gains earned by a fund are paid to shareholders as part of their ordinary income dividend and are taxable as ordinary income. Special rates on capital gains may apply to sales of precious metals, if any, owned directly by a fund and to investments in REITs.

Individual shareholders will be subject to federal income tax on distributions of net capital gains generally at a maximum rate of 15% if designated as derived from a fund’s capital gains from property held for more than one year and recognized in the taxable years beginning before January 1, 2011. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. Such distributions are not eligible for the dividends received deduction allowed to corporate shareholders. Shareholders receiving distributions in the form of additional shares issued by a fund will generally be treated for federal income tax purposes as having received a distribution in an amount equal to the cash that could have been elected to be received instead of the additional shares.

Under the Internal Revenue Code of 1986 (the Code), gains or losses attributable to fluctuations in exchange rates that occur between the time a fund accrues interest or other receivables, or accrues expenses or other liabilities denominated in a foreign currency and the time the fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition may be treated as ordinary or capital gains or losses. These gains or losses, referred to under the Code as “section 988” gains or losses, may increase or decrease the amount of a fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

Return of Capital

If a mutual fund is the holder of record of any share of stock on the record date for any dividend payable with respect to the stock, the dividend will be included in gross income by the fund as of the later of (1) the date the share became ex-dividend or (2) the date the fund acquired the share. Because the dividends on some foreign equity investments may be received some time after the stock goes ex-dividend, and in certain rare cases may never be received by the fund, this rule may cause a fund to pay income to its shareholders that it has not actually received. To the extent that the dividend is never received, the fund will take a loss at the time that a determination is made that the dividend will not be received.

If a fund’s distributions exceed its current and accumulated earnings and profits, that portion of the fund’s distributions will be treated as a return of capital to its shareholders. A return of capital is a return of a portion of the shareholder’s original investment. A return of capital will generally not be taxable, however, any amounts received in excess of a shareholder’s tax basis are treated as capital gain. Forms 1099 will be sent to shareholders to report any return of capital.

Statement of Additional Information – October 1, 2012	Page 83

Backup Withholding

Unless a shareholder provides a certified taxpayer identification number (social security number for individuals) on the account application or other document and certifies that the shareholder is not subject to backup withholding, the fund is required to withhold and remit to the IRS 28% backup withholding on taxable and exempt-interest dividends and redemptions. Shareholders should be aware that, under regulations promulgated by the IRS, a fund may be fined for each account for which a certified taxpayer identification number (social security number for individuals) is not provided.

Foreign Shareholders

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership (“foreign shareholder”) depends on whether the income from the fund is “effectively connected” with a U.S. trade or business carried on by such shareholder. If the income from the fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income and qualified dividends paid to such foreign shareholders generally will be subject to a 30% U.S. withholding tax under existing provisions of the Internal Revenue Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty or law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

If the income from the fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, qualified dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations. In the case of foreign non-corporate shareholders, the fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the fund with proper documentation related to their foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

Unrelated Business Taxable Income

Generally, an exempt organization is exempt from U.S. Federal income tax on its passive investment income, such as dividends, interest and capital gains. This general exemption from tax does not apply to the “unrelated business taxable income” (“UBTI”) of an exempt organization. Generally, income and gain derived by an exempt organization from the ownership and sale of debt-financed property is UBTI and, thus, taxable in the proportion to which such property is financed by “acquisition indebtedness” during the relevant period of time. Tax-exempt U.S. investors will not incur UBTI as a result of leveraged investment activities on the part of a fund, although a tax-exempt investor may incur UBTI if it borrows to acquire shares. Tax-exempt U.S. investors may be subject to UBTI on excess inclusion income allocated to such investor as a result of an investment by a fund in certain real estate investment trusts. Tax-exempt U.S. persons are urged to consult their own tax advisors concerning the U.S. Federal tax consequences of an investment in a fund.

Service Providers

INVESTMENT MANAGEMENT SERVICES

Columbia Management Investment Advisers, LLC is the investment manager for each fund. Under the Investment Management Services Agreements, the investment manager, subject to the policies set by the Board, provides investment management services to the funds.

For its services, the investment manager is paid a monthly fee based on the following schedule. Each class of a fund pays its proportionate share of the fee. The fee is calculated for each calendar day on the basis of net assets as of the close of the preceding day.

Statement of Additional Information – October 1, 2012	Page 84

Table 11. Investment Management Services Agreement Fee Schedule

Fund	Assets (billions)	Annual rate at each asset level	Effective Fee Rate*
Columbia 120/20 Contrarian Equity	First $0.25	0.950%	0.820%
	Next $0.25	0.930%
	Next $0.50	0.910%
	Over $1.0	0.890%

Columbia Absolute Return Currency	First $1.0	0.890%	0.890%
and Income	Next $1.0	0.865%
	Next $1.0	0.840%
	Next $3.0	0.815%
	Next $1.5	0.790%
	Next $1.5	0.775%
	Next $1.0	0.770%
	Next $5.0	0.760%
	Next $5.0	0.750%
	Next $4.0	0.740%
	Next $26.0	0.720%
	Over $50.0	0.700%

Columbia Absolute Return Emerging Markets	First $0.5	0.920%	0.920%
Macro Fund	Next $0.5	0.875%
Columbia Absolute Return Enhanced	Next $2.0	0.850%
Multi-Strategy Fund	Next $3.0	0.830%
	Over $6.0	0.800%
Columbia Absolute Return Multi-Strategy Fund	First $0.5	0.820%	0.820%
	Next $0.5	0.775%
	Next $2.0	0.750%
	Next $3.0	0.730%
	Over $6.0	0.700%
Columbia Active Portfolios – Diversified Equity Income	First $0.5	0.660%	0.650%(j)
	Next $0.5	0.615%
	Next $0.5	0.570%
	Next $1.5	0.520%
	Next $3.0	0.510%
	Over $6.0	0.490%
Columbia AMT-Free Tax-Exempt Bond	First $1.0	0.410%	0.410%
	Next $1.0	0.385%
	Next $1.0	0.360%
	Next $3.0	0.335%
	Next $1.5	0.310%
	Next $2.5	0.300%
	Next $5.0	0.290%
	Next $9.0	0.280%
	Next $26.0	0.260%
	Over $50.0	0.250%
Columbia Asia Pacific ex-Japan(h)	First $0.25	0.800%	0.770%
	Next $0.25	0.775%
	Next $0.25	0.750%
	Next $0.25	0.725%
	Next $0.5	0.700%
	Next $1.5	0.650%
	Next $3.0	0.640%
	Next $14.0	0.620%
	Next $4.0	0.610%
	Next $26.0	0.600%
	Over $50.0	0.570%

Columbia Commodity Strategy	First $0.5	0.550%	0.550%(k)
	Next $0.5	0.505%
	Next $2.0	0.480%
	Next $3.0	0.460%
	Over $6.0	0.440%

Statement of Additional Information – October 1, 2012	Page 85

Fund	Assets (billions)	Annual rate at each asset level	Effective Fee Rate*

Columbia Diversified Bond(l)	First $1.0	0.430%	0.430%
	Next $1.0	0.420%
	Next $4.0	0.400%
	Next $1.5	0.380%
	Next $1.5	0.365%
	Next $3.0	0.360%
	Next $8.0	0.350%
	Next $4.0	0.340%
	Next $26.0	0.320%
	Over $50.0	0.300%

Columbia Diversified Equity Income	First $0.50	0.660%	0.560%
	Next $0.50	0.615%
	Next $0.50	0.570%
	Next $1.5	0.520%
	Next $3.0	0.510%
	Over $6.0	0.490%

Columbia Dividend Opportunity	First $0.50	0.660%	Columbia Dividend Opportunity – 0.570%
Columbia Strategic Allocation(m),(n)	Next $0.50	0.615%	Columbia Strategic Allocation – 0.540%
	Next $0.50	0.570%
	Next $1.5	0.520%
	Next $3.0	0.510%
	Over $6.0	0.490%

Columbia Emerging Markets Bond(o)	First $0.50	0.530%	0.640%
	Next $0.50	0.525%
	Next $1.0	0.515%
	Next $1.0	0.495%
	Next $3.0	0.480%
	Next $1.5	0.455%
	Next $1.5	0.440%
	Next $1.0	0.431%
	Next $5.0	0.419%
	Next $5.0	0.409%
	Next $4.0	0.393%
	Next $26.0	0.374%
	Over $50.0	0.353%

Columbia Emerging Markets	First $0.25	1.100%	1.070%
Opportunity	Next $0.25	1.080%
	Next $0.25	1.060%
	Next $0.25	1.040%
	Next $1.0	1.020%
	Next $5.5	1.000%
	Next $2.5	0.985%
	Next $5.0	0.970%
	Net $5.0	0.960%
	Next $4.0	0.935%
	Next $26.0	0.920%
	Over $50.0	0.900%

Columbia Equity Value(p)	First $0.50	0.660%	0.640%
	Next $0.50	0.615%
	Next $0.50	0.570%
	Next $1.5	0.520%
	Next $3.0	0.510%
	Over $6.0	0.490%

Statement of Additional Information – October 1, 2012	Page 86

Fund	Assets (billions)	Annual rate at each asset level	Effective Fee Rate*

Columbia European Equity(q)	First $0.25	0.800%	0.840%
	Next $0.25	0.775%
	Next $0.25	0.750%
	Next $0.25	0.725%
	Next $0.5	0.700%
	Next $1.5	0.650%
	Next $3.0	0.640%
	Next $14.0	0.620%
	Next $4.0	0.610%
	Next $26.0	0.600%
	Over $50.0	0.570%

Columbia Flexible Capital Income	First $0.5	0.590%	0.590%(k)
	Next $0.5	0.575%
	Next $2.0	0.560%
	Next $3.0	0.530%
	Over $6.0	0.500%

Columbia Floating Rate(r)	First $0.25	0.590%	Columbia Floating Rate – 0.580%
Columbia High Yield Bond(t)	Next $0.25	0.575%	Columbia High Yield Bond – 0.570%
	Next $0.25	0.570%
	Next $0.25	0.560%
	Next $1.0	0.550%
	Next $1.0	0.540%
	Next $3.0	0.515%
	Next $1.5	0.490%
	Next $1.5	0.475%
	Next $1.0	0.450%
	Next $5.0	0.435%
	Next $5.0	0.425%
	Next $4.0	0.400%
	Next $26.0	0.385%
	Over $50.0	0.360%

Columbia Frontier(s)	First $0.50	0.790%	0.863%
	Next $0.50	0.745%
	Over $1.0	0.700%

Columbia Global Bond(o)	First $1.0	0.570%	0.670%
	Next $1.0	0.525%
	Next $1.0	0.520%
	Next $3.0	0.515%
	Next $1.5	0.510%
	Next $4.5	0.500%
	Next $8.0	0.490%
	Next $30.0	0.480%
	Over $50.0	0.470%

Columbia Global Equity(c)	First $0.25	0.800%	0.790%
	Next $0.25	0.775%
	Next $0.25	0.750%
	Next $0.25	0.725%
	Next $0.5	0.700%
	Next $1.5	0.650%
	Next $3.0	0.640%
	Next $6.0	0.620%
	Next $8.0	0.620%
	Next $4.0	0.610%
	Next $26.0	0.600%
	Over $50.0	0.570%

Columbia Global Extended Alpha	First $0.25	1.050%	1.300%
	Next $0.25	1.030%
	Next $0.50	1.010%
	Over $1.0	0.990%

Statement of Additional Information – October 1, 2012	Page 87

Fund	Assets (billions)	Annual rate at each asset level	Effective Fee Rate*

Columbia Government Money Market	First $1.0	0.330%	Columbia Government Money Market – 0.330%
Columbia Money Market	Next $0.5	0.313%	Columbia Money Market – 0.310%
	Next $0.5	0.295%
	Next $0.5	0.278%
	Next $2.5	0.260%
	Next $1.0	0.240%
	Next $1.5	0.220%
	Next $1.5	0.215%
	Next $1.0	0.190%
	Next $5.0	0.180%
	Next $5.0	0.170%
	Next $4.0	0.160%
	Over $24.0	0.150%

Columbia Income Builder Fund	N/A	N/A	N/A
Columbia Portfolio Builder Aggressive
Columbia Portfolio Builder Conservative
Columbia Portfolio Builder Moderate
Columbia Portfolio Builder Moderate Aggressive
Columbia Portfolio Builder Moderate Conservative

Columbia Income Opportunities(d)	First $0.25	0.590%	0.562%
	Next $0.25	0.575%
	Next $0.25	0.570%
	Next $0.25	0.560%
	Next $1.0	0.550%
	Next $1.0	0.540%
	Next $3.0	0.515%
	Next $1.5	0.490%
	Next $1.5	0.475%
	Next $1.0	0.450%
	Next $5.0	0.435%
	Next $5.0	0.425%
	Next $4.0	0.400%
	Next $26.0	0.385%
	Over $50.0	0.360%

Columbia Inflation Protected	First $1.0	0.440%	0.440%
Securities	Next $1.0	0.415%
	Next $1.0	0.390%
	Next $3.0	0.365%
	Next $1.5	0.340%
	Next $1.5	0.325%
	Next $1.0	0.320%
	Next $5.0	0.310%
	Next $5.0	0.300%
	Next $4.0	0.290%
	Next $26.0	0.270%
	Over $50.0	0.250%

Columbia Large Core Quantitative(m)	First $0.50	0.690%	Columbia Large Core Quantitative – 0.590%
Columbia Large Growth Quantitative(m)	Next $0.50	0.645%	Columbia Large Growth Quantitative – 0.630%
Columbia Large Value Quantitative(e)	Next $0.50	0.600%	Columbia Large Value Quantitative – 0.700%
	Next $1.5	0.550%
	Next $3.0	0.540%
	Over $6.0	0.520%

Statement of Additional Information – October 1, 2012	Page 88

Fund	Assets (billions)	Annual rate at each asset level	Effective Fee Rate*
Columbia Limited Duration Credit(l)	First $1.0	0.360%	0.360%
	Next $1.0	0.355%
	Next $1.0	0.350%
	Next $3.0	0.345%
	Next $1.5	0.330%
	Next $1.5	0.315%
	Next $1.0	0.310%
	Next $5.0	0.300%
	Next $5.0	0.290%
	Next $4.0	0.280%
	Next $26.0	0.260%
	Over $50.0	0.240%

Columbia Marsico Flexible Capital	First $0.5	0.890%	0.890%(a)
	Next $0.5	0.840%
	Next $2.0	0.790%
	Next $3.0	0.770%
	Over $6.0	0.750%

Columbia Mid Cap Growth Opportunity(i )	First $0.5	0.760%	Columbia Mid Cap Growth Opportunity – 0.710%
Columbia Mid Cap Value Opportunity	Next $0.5	0.715%	Columbia Mid Cap Value Opportunity – 0.700%
	Next $0.5	0.670%
	Over $1.5	0.620%

Columbia Minnesota Tax-Exempt(f)	First $0.5	0.400%	0.400%
	Next $0.5	0.350%
	Next $2.0	0.320%
	Next $3.0	0.290%
	Next $1.5	0.280%
	Over $7.5	0.270%

Columbia Multi-Advisor International	First $0.25	0.900%	0.860%
Value	Next $0.25	0.875%
	Next $0.25	0.850%
	Next $0.25	0.825%
	Next $1.0	0.800%
	Over $2.0	0.775%

Columbia Multi-Advisor Small Cap	First $0.25	0.970%	0.970%
Value	Next $0.25	0.945%
	Next $0.25	0.920%
	Next $0.25	0.895%
	Over $1.0	0.870%

Columbia Recovery and Infrastructure	First $1.0	0.650%	0.670%
	Next $1.0	0.600%
	Next $4.0	0.550%
	Over $6.0	0.500%

Columbia Select Large-Cap Value	First $0.5	0.710%	0.710%
	Next $0.5	0.660%
	Next $2.0	0.565%
	Next $3.0	0.560%
	Over $6.0	0.540%

Columbia Select Smaller-Cap Value	First $0.5	0.790%	0.790%
	Next $0.5	0.745%
	Over $1.0	0.700%

Columbia Seligman Communications	First $3.0	0.855%	0.850%
and Information	Next $3.0	0.825%
	Over $6.0	0.725%

Columbia Seligman Global Technology(b)	First $3.0	0.855%	0.890%
	Next $3.0	0.825%
	Over $6.0	0.725%

Statement of Additional Information – October 1, 2012	Page 89

Fund	Assets (billions)	Annual rate at each asset level	Effective Fee Rate*

Columbia U.S. Government Mortgage(g)	First $1.0	0.430%	0.430%
	Next $1.0	0.420%
	Next $4.0	0.400%
	Next $1.5	0.380%
	Next $1.5	0.365%
	Next $3.0	0.360%
	Next $8.0	0.350%
	Next $4.0	0.340%
	Next $26.0	0.320%
	Over $50.0	0.300%

*	The fee may include an adjustment under the terms of a performance incentive adjustment (see tables 13 and 14).

(a)	For the fiscal period from Sept. 28, 2010 (when shares became publicly available) to Aug. 31, 2011.

(b)	Prior to March 1, 2011, the investment manager received an annual fee ranging from 0.950% to 0.870% as assets increased.

(c)	Prior to March 1, 2011, the investment manager received an annual fee ranging from 0.800% to 0.570% as assets increased. The fee schedule change resulted in a fee rate decrease for certain asset levels.

(d)	Prior to March 1, 2011, the investment manager received an annual fee ranging from 0.610% to 0.380% as assets increased.

(e)	Prior to March 1, 2011, the investment manager received an annual fee ranging from 0.600% to 0.375% as assets increased.

(f)	Prior to March 1, 2011, the investment manager received an annual fee ranging from 0.410% to 0.250% as assets increased.

(g)	Prior to April 1, 2011, the investment manager received an annual fee ranging from 0.480% to 0.290% as assets increased.

(h)	Prior to April 1, 2011, the investment manager received an annual fee ranging from 0.800% to 0.570% as assets increased. The fee schedule change resulted in a fee rate decrease for certain asset levels.

(i)	Prior to April 1, 2011, the investment manager received an annual fee ranging from 0.700% to 0.475% as assets increased.

(j)	For the period from April 20, 2012 (commencement of operations) to May 31, 2012.

(k)	For the period from July 28, 2011 (commencement of operations) to May 31, 2012.

(l)	Prior to July 1, 2011, the investment manager received an annual fee ranging from 0.480% to 0.290% as assets increased.

(m)	Prior to July 1, 2011, the investment manager received an annual fee ranging from 0.570% to 0.390% as assets increased.

(n)	This fee applies to assets invested in securities, other than underlying funds (including any exchange-traded funds (ETFs)) that pay an investment management services fee to Columbia Management, including other funds advised by the investment manager that do not pay an investment management services fee, derivatives and individual securities. The fund does not pay an investment management services fee on assets that are invested in underlying funds, including any ETFs, that pay an investment management services fee to Columbia Management.

(o)	Prior to July 1, 2011, the investment manager received an annual fee ranging from 0.720% to 0.520% as assets increased.

(p)	Prior to June 1, 2011, the investment manager received an annual fee ranging from 0.530% to 0.400% as assets increased.

(q)	Prior to July 1, 2011, the investment manager received an annual fee ranging from 0.800% to 0.570% as assets increased. The fee schedule change resulted in a fee rate decrease for certain asset levels.

(r)	Prior to July 1, 2011, the investment manager received an annual fee ranging from 0.610% to 0.380% as assets increased.

(s)	Prior to July 1, 2011, the investment manager received an annual fee ranging from 0.885% to 0.790% as assets increased.

(t)	Prior to July 1, 2011, the investment manager received an annual fee ranging from 0.590% to 0.360% as assets increased.

Under the agreement, a fund also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees and charges; fidelity bond premiums; certain legal fees; registration fees for shares; consultants’ fees; compensation of Board members, officers and employees not employed by the investment manager or its affiliates; corporate filing fees; organizational expenses; expenses incurred in connection with lending securities; interest and fee expense related to a fund’s participation in inverse floater structures; and expenses properly payable by a fund, approved by the Board.

For certain Equity and Flexible Funds noted in Table 12, before the fee based on the asset charge is paid, it is adjusted for the fund’s investment performance relative to a Performance Incentive Adjustment Index (PIA Index) as shown in the table

Statement of Additional Information – October 1, 2012	Page 90

below. The adjustment increased or decreased the fee for the last fiscal period as shown in the following table. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 12. PIA Indexes

Fund	PIA Index	Fee Increase or (Decrease)
Fiscal year ending February 29
Columbia Equity Value(a)	Lipper Large-Cap Value Funds Index	$100,425
Fiscal year ending April 30
Columbia 120/20 Contrarian Equity(b)	Russell 3000 Index	(30,380)
Columbia Recovery and Infrastructure(e)	S&P 500 Index	146,967
Fiscal year ending May 31
Columbia Dividend Opportunity(e)	Lipper Equity Income Funds Index	167,221
Columbia Multi-Advisor Small Cap Value(e)	Lipper Small-Cap Value Funds Index	8,597
Fiscal year ending July 31
Columbia Large Core Quantitative(e)	Lipper Large-Cap Core Funds Index	2,333,133
Fiscal year ending September 30
Columbia Large Growth Quantitative(e)	Lipper Large-Cap Growth Funds Index	69,153
Columbia Large Value Quantitative(c)	Lipper Large-Cap Value Funds Index	140,390
Columbia Strategic Allocation(e)	Lipper Flexible Portfolio Funds Index	(447,021)
Fiscal year ending October 31
Columbia Asia Pacific ex-Japan(d)	MSCI All Country Asia Pacific Ex-Japan Index	(68,832)
Columbia Emerging Markets Opportunity(e)	Lipper Emerging Markets Funds Index	(97,306)
Columbia European Equity(e)	Lipper European Funds Index	78,622
Columbia Global Equity(c)	Lipper Global Funds Index	1,492
Columbia Global Extended Alpha(e)	MSCI All Country World Index	28,915
Columbia Multi-Advisor International Value(d)	Lipper International Multi-Cap Value Funds Index	(146,722)
Fiscal year ending November 30
Columbia Mid Cap Growth Opportunity(d)	Lipper Mid-Cap Growth Funds Index	(158,921)

(a)	Effective June 1, 2011, the management fee will no longer be adjusted for investment performance relative to the PIA Index. The fund changed its fiscal year end in 2012 from March 31 to Feb. 29. The amount shown is for the period from April 1, 2011 to May 31, 2011.

(b)	Effective April 1, 2012, the management fee is no longer adjusted for investment performance relative to the PIA Index.

(c)	Effective March 1, 2011, the management fee is no longer adjusted for investment performance relative to the PIA Index.

(d)	Effective April 1, 2011, the management fee is no longer adjusted for investment performance relative to the PIA Index.

(e)	Effective July 1, 2011, the management fee is no longer adjusted for investment performance relative to the PIA Index.

For all funds noted in Table 12 EXCEPT Columbia 120/20 Contrarian Equity, Columbia Recovery and Infrastructure, and Columbia Global Extended Alpha:

The adjustment will be determined monthly by measuring the percentage difference over a rolling 12-month period (subject to earlier determination based on the Transition Period, as set forth below) between the annualized performance of one Class A share of the fund and the annualized performance of the PIA Index (“performance difference”). The performance difference is then used to determine the adjustment rate. The adjustment rate, computed to five decimal places, is determined in accordance with the following table and is applied against average daily net assets for the applicable rolling 12-month period or Transition Period, and divided by 12 to obtain the fee reflecting the performance fee adjustment for that month. The table is organized by fund category. You can find your fund’s category in Table 1.

Statement of Additional Information – October 1, 2012	Page 91

Table 13. Performance Incentive Adjustment Calculation

Equity Funds		Flexible Funds
Performance Difference	Adjustment Rate	Performance Difference	Adjustment Rate
0.00% – 0.50%	0	0.00% – 0.50%	0
0.50% – 1.00%	6 basis points times the performance difference over 0.50%, times 100 (maximum of 3 basis points if a 1% performance difference)	0.50% – 1.00%	6 basis points times the performance difference over 0.50%, times 100 (maximum of 3 basis points if a 1% performance difference)
1.00% – 2.00%	3 basis points, plus 3 basis points times the performance difference over 1.00%, times 100 (maximum 6 basis points if a 2% performance difference)	1.00% – 2.00%	3 basis points, plus 3 basis points times the performance difference over 1.00%, times 100 (maximum 6 basis points if a 2% performance difference)
2.00% – 4.00%	6 basis points, plus 2 basis points times the performance difference over 2.00%, times 100 (maximum 10 basis points if a 4% performance difference)	2.00% – 3.00%	6 basis points, plus 2 basis points times the performance difference over 2.00%, times 100 (maximum 8 basis points if a 3% performance difference)
4.00% – 6.00%	10 basis points, plus 1 basis point times the performance difference over 4.00%, times 100 (maximum 12 basis points if a 6% performance difference)	3.00% or more	8 basis points
6.00% or more	12 basis points	N/A

For example, if the performance difference for an Equity Fund is 2.38%, the adjustment rate is 0.000676 (0.0006 [6 basis points] plus 0.0038 [the 0.38% performance difference over 2.00%] x 0.0002 [2 basis points] x 100 (0.000076)). Rounded to five decimal places, the adjustment rate is 0.00068. The maximum adjustment rate for the fund is 0.0012 per year. Where the fund’s Class A performance exceeds that of the PIA Index, the fee paid to the investment manager will increase. Where the performance of the PIA Index exceeds the performance of the fund’s Class A shares, the fee paid to the investment manager will decrease. The 12-month comparison period rolls over with each succeeding month, so that it always equals 12 months, ending with the month for which the performance adjustment is being computed.

Transition Period

The performance incentive adjustment will not be calculated for the first 6 months from the inception of the fund. After 6 full calendar months, the performance fee adjustment will be determined using the average assets and performance difference over the first 6 full calendar months, and the adjustment rate will be applied in full. Each successive month an additional calendar month will be added to the performance adjustment computation. After 12 full calendar months, the full rolling 12-month period will take affect.

Change in Index

If the PIA Index ceases to be published for a period of more than 90 days, changes in any material respect, otherwise becomes impracticable or, at the discretion of the Board, is no longer appropriate to use for purposes of a performance incentive adjustment, for example, if Lipper reclassifies the fund from one peer group to another, the Board may take action it deems appropriate and in the best interests of shareholders, including: (1) discontinuance of the performance incentive adjustment until such time as it approves a substitute index; or (2) adoption of a methodology to transition to a substitute index it has approved.

In the case of a change in the PIA Index, a fund’s performance will be compared to a 12-month blended index return that reflects the performance of the current index for the portion of the 12-month performance measurement period beginning the effective date of the current index and the performance of the prior index for the remainder of the measurement period. At the conclusion of the transition period, the performance of the prior index will be eliminated from the performance incentive adjustment calculation, and the calculation will include only the performance of the current index.

For Columbia 120/20 Contrarian Equity, Columbia Recovery and Infrastructure, and Columbia Global Extended Alpha:

The adjustment will be determined monthly by measuring the percentage difference over a rolling 36-month period (subject to earlier determination based on the Transition Period, as set forth below) between the annualized performance of one Class A share of the fund and the annualized performance of the PIA Index (“performance difference”). The performance difference will then be used to determine the adjustment rate. The adjustment rate, computed to five decimal places, is determined in accordance with the following table and is applied against average daily net assets for the applicable rolling

Statement of Additional Information – October 1, 2012	Page 92

36-month period or Transition Period, and divided by 12 to obtain the fee reflecting the performance fee adjustment for that month.

Table 14. Performance Incentive Adjustment Calculation

Columbia Recovery and Infrastructure		Columbia 120/20 Contrarian Equity Columbia Global Extended Alpha
Performance Difference	Adjustment Rate	Performance Difference	Adjustment Rate
0.00% – 0.50%	0	0.00% – 1.00%	0
0.50% – 1.00%	6 basis points times the performance difference over 0.50%, times 100 (maximum of 3 basis points if a 1% performance difference)	1.00% – 6.00%	10 basis points times the performance difference over 1.00%, times 100 (maximum 50 basis points if a 6% performance difference)
1.00% – 2.00%	3 basis points, plus 3 basis points times the performance difference over 1.00%, times 100 (maximum 6 basis points if a 2% performance difference)	6.00% or more	50 basis points
2.00% – 4.00%	6 basis points, plus 2 basis points times the performance difference over 2.00%, times 100 (maximum 10 basis points if a 4% performance difference)	N/A
4.00% – 6.00%	10 basis points, plus 1 basis point times the performance difference over 4.00%, times 100 (maximum 12 basis points if a 6% performance difference)	N/A
6.00% or more	12 basis points	N/A

For example, if the performance difference for Columbia 120/20 Contrarian Equity is 2.38%, the adjustment rate is 0.00138 [the 1.38% performance difference over 1.00%] x 0.0010 [10 basis points] x 100. Rounded to five decimal places, the adjustment rate is 0.00138. This adjustment rate of 0.00138 is then applied against the average daily net assets for the applicable rolling 36-month or Transition Period, and divided by 12, which provides the performance adjustment fee for that month. Where the fund’s Class A performance exceeds that of the PIA Index for the applicable rolling 36-month period or Transition Period, the fee paid to the investment manager will increase by the adjustment rate. Where the performance of the PIA Index exceeds the performance of the fund’s Class A shares for the applicable rolling 36-month period or Transition Period, the fee paid to the Investment Manager will decrease by the adjustment rate.

The 36-month comparison period rolls over with each succeeding month, so that it always equals 36 months, ending with the month for which the performance adjustment is being computed.

Transition Period

The performance incentive adjustment will not be calculated for the first 24 months from the inception of the fund. After 24 full calendar months, the performance fee adjustment will be determined using the average assets and Performance Difference over the first 24 full calendar months, and the Adjustment Rate will be applied in full. Each successive month an additional calendar month will be added to the performance adjustment computation. After 36 full calendar months, the full rolling 36-month period will take affect.

Change in Index

If the PIA Index ceases to be published for a period of more than 90 days, changes in any material respect, otherwise becomes impracticable or, at the discretion of the Board, is no longer appropriate to use for purposes of a performance incentive adjustment, the Board may take action it deems appropriate and in the best interests of shareholders, including:

(1) discontinuance of the performance incentive adjustment until such time as it approves a substitute index, or (2) adoption of a methodology to transition to a substitute index it has approved.

In the case of a change the PIA Index, a fund’s performance will be compared to a 36-month blended index return that reflects the performance of the current index for the portion of the 36-month performance measurement period beginning the effective date of the current index and the performance of the prior index for the remainder of the measurement period. At the conclusion of the transition period, the performance of the prior index will be eliminated from the performance incentive adjustment calculation, and the calculation will include only the performance of the current index.

Statement of Additional Information – October 1, 2012	Page 93

In September 2010 the Board approved, an amended investment management services agreement (“IMSA”) that would include elimination of the PIA. Effective October 1, 2010 for Columbia 120/20 Contrarian Equity Fund, Columbia Asia Pacific ex-Japan Fund, Columbia Mid Cap Growth Opportunity Fund and Columbia Multi-Advisor International Value Fund, the investment manager has agreed that for a transitional period of 6 months, except the transitional period for Columbia 120/20 Contrarian Equity Fund will be 18 months, each fund will compensate the investment manager at the lower of: (i) the fee calculated under the proposed IMSA (i.e., without the PIA), or (ii) the fee calculated under the current IMSA (including any applicable negative PIA).

The IMSA proposal was approved by fund shareholders at a shareholder meeting held Feb. 15, 2011. More information about the IMSA proposal is available in proxy materials distributed to shareholders in early 2011. The IMSA proposal was effective in March 2011.

The table below shows the total management fees paid by each fund for the last three fiscal periods as well as nonadvisory expenses, net of earnings credits, waivers and expenses reimbursed by the investment manager and its affiliates. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 15. Management Fees and Nonadvisory Expenses

	Management Fees					Nonadvisory expenses
Fund	2012		2011		2010	2012		2011		2010
For funds with fiscal period ending January 31
Columbia Income Builder Fund	N/A		N/A		N/A	$246,586		$160,083		$101,055
Columbia Portfolio Builder Aggressive	N/A		N/A		N/A	187,582		257,965		107,162
Columbia Portfolio Builder Conservative	N/A		N/A		N/A	259,601		204,471		151,416
Columbia Portfolio Builder Moderate	N/A		N/A		N/A	284,421		322,390		272,479
Columbia Portfolio Builder Moderate Aggressive	N/A		N/A		N/A	266,332		325,129		290,338
Columbia Portfolio Builder Moderate Conservative	N/A		N/A		N/A	197,902		230,808		164,289
For funds with fiscal period ending February 29
Columbia Equity Value(a)	$4,027,256		$3,875,718		$3,406,527	(325,308)		389,956		309,679
For funds with fiscal period ending April 30
Columbia 120/20 Contrarian Equity	194,773		229,316		360,835	11,336		33,108		31,738
Columbia Recovery and Infrastructure	5,828,719		4,444,701		2,163,593	435,097		324,838		232,888
For funds with fiscal period ending May 31
Columbia Absolute Return Emerging Markets Macro	1,112,877		25,529	(b)	N/A	(64,745)		4,374	(b)	N/A
Columbia Absolute Return Enhanced Multi-Strategy	930,540		48,843	(c)	N/A	210,220		8,497	(c)	N/A
Columbia Absolute Return Multi-Strategy	1,466,719		71,189	(c)	N/A	567,678		28,272	(c)	N/A
Columbia Active Portfolios – Diversified Equity Income	395,908	(d)	N/A		N/A	(74,922	)(d)	N/A		N/A
Columbia Commodity Strategy	74,158	(e)	N/A		N/A	9,781	(e)	N/A		N/A
Columbia Diversified Equity Income(f)	13,796,950		27,693,306		27,123,619	585,438		1,107,764		942,822
Columbia Dividend Opportunity(g)	16,009,390		11,101,095		8,065,963	866,326		461,649		(91,086)
Columbia Flexible Capital Income	218,848	(e)	N/A		N/A	15,603	(e)	N/A		N/A
Columbia High Yield Bond	9,145,657		10,353,350		9,691,900	(172,238)		354,534		(400,525)
Columbia Mid Cap Value Opportunity(h)	8,196,564		16,135,473		14,465,693	(383,798)		660,364		480,913
Columbia Multi-Advisor Small Cap Value	3,484,297		4,151,219		3,968,159	(374,521)		(300,784)		(684,318)
Columbia Select Large-Cap Value(i)	1,551,906		2,692,204		1,486,938	23,158		207,334		355,259
Columbia Select Smaller-Cap Value(j)	1,331,671		3,665,260		3,887,422	64,392		(4,165)		(1,052,710)
Columbia Seligman Communications and Information(k)	13,901,752		32,882,730		31,300,872	611,949		1,163,416		1,980,670
Columbia U.S. Government Mortgage	5,437,912		1,510,695		1,247,010	(172,738)		(194,816)		(256,078)

Statement of Additional Information – October 1, 2012	Page 94

	Management Fees					Nonadvisory expenses
Fund	2011		2010	2009		2011	2010	2009
For funds with fiscal period ending July 31
Columbia Floating Rate	$3,094,169		$2,466,113	$2,210,544		$303,937	$226,409	$(61,933)
Columbia Income Opportunities	7,531,746		4,451,807	1,913,521		485,939	313,169	291,601
Columbia Inflation Protected Securities	2,373,468		2,886,405	3,322,371		(764,945)	(354,181)	(115,062)
Columbia Large Core Quantitative	23,367,407		21,017,705	9,909,438		(973,406)	(4,112,307)	268,796
Columbia Limited Duration Credit	3,254,713		2,186,361	844,435		(229,794)	(272,368)	(68,816)
Columbia Money Market	7,527,378		8,951,478	12,658,313		(10,704,885)	(13,410,378)	(1,868,463)
For funds with fiscal period ending August 31
Columbia Diversified Bond	21,890,643		19,593,287	15,648,683		(1,233,833)	(1,381,496)	(2,314,025)
Columbia Marsico Flexible Capital	753,659	(l)	N/A	N/A		325,319 (l)	N/A	N/A
Columbia Minnesota Tax-Exempt	1,445,485		1,360,384	1,230,393		51,734	44,953	196,213
For funds with fiscal period ending September 30
Columbia Large Growth Quantitative	4,402,170		4,488,490	2,033,555		337,290	239,308	214,462
Columbia Large Value Quantitative	2,292,007		1,711,964	661,677		(86,029)	175,996	168,055
Columbia Strategic Allocation	5,489,365		5,680,661	6,604,411		694,740	541,596	585,299
For funds with fiscal period ending October 31
Columbia Absolute Return Currency and Income	1,609,568		1,811,957	4,698,565		168,307	198,087	205,127
Columbia Asia Pacific ex-Japan	3,996,198		1,639,719	78,072	(m)	548,218	432,652	21,500 (m)
Columbia Emerging Markets Bond	1,889,510		1,777,437	1,320,292		104,145	274,761	82,201
Columbia Emerging Markets Opportunity	6,593,921		6,678,651	3,791,476		918,001	1,214,163	524,327
Columbia European Equity	1,775,283		552,061	600,499		164,137	5,098	(31,736)
Columbia Frontier	1,069,553		884,356	321,582		(39,439)	(85,171)	(20,898)
Columbia Global Bond	3,195,291		3,543,599	3,551,274		(228,752)	27,675	(33,836)
Columbia Global Equity	3,588,087		3,435,736	2,918,784		(105,625)	372,343	350,276
Columbia Global Extended Alpha	151,488		96,692	64,424		4,614	5,453	4,234
Columbia Multi-Advisor International Value	4,602,284		5,751,275	5,749,639		416,231	566,858	511,602
Columbia Seligman Global Technology	5,012,799		4,825,096	2,551,543		360,049	218,202	386,252
For funds with fiscal period ending November 30
Columbia AMT-Free Tax-Exempt Bond	2,421,470		2,716,984	2,699,258		91,561	108,977	48,345
Columbia Government Money Market(n)	390,509		462,678	518,174		(514,966)	(651,865)	(1,105,030)
Columbia Mid Cap Growth Opportunity	7,100,416		6,667,459	4,488,355		36,908	305,174	281,069

(a)	The fund changed its fiscal year end in 2012 from March 31 to Feb. 29. For the fiscal year ended 2012, the information shown is for the period from April 1, 2011 to Feb. 29, 2012. For fiscal years ended 2011 and 2012, the information shown is from April 1, 2010 to March 31, 2011 and April 1, 2009 to March 31, 2010, respectively.
(b)	For the period from April 7, 2011 (commencement of operations) to May 31, 2011.
(c)	For the period from March 31, 2011 (commencement of operations) to May 31, 2011.
(d)	For the period from April 20, 2012 (commencement of operations) to May 31, 2012.
(e)	For the period from July 28, 2011 (commencement of operations) to May 31, 2012.
(f)	The fund changed its fiscal year end in 2012 from Sept. 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from Oct. 1, 2011 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Oct. 1, 2010 to Sept. 30, 2011 and Oct. 1, 2009 to Sept. 30, 2010, respectively. For the fiscal year from Oct. 1, 2008 to Sept. 30, 2009, the management fees paid were $15,648,683 and the nonadvisory expenses were $1,037,819.

Statement of Additional Information – October 1, 2012	Page 95

(g)	The fund changed its fiscal year end in 2012 from June 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from July 1, 2011 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from July 1, 2010 to June 30, 2011 and July 1, 2009 to June 30, 2010, respectively. For the fiscal year from July 1, 2008 to June 30, 2009, the management fees paid were $6,381,215 and the nonadvisory expenses were $(502,682).
(h)	The fund changed its fiscal year end in 2012 from Sept. 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from Oct. 1, 2011 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Oct. 1, 2010 to Sept. 30, 2011 and Oct. 1, 2009 to Sept. 30, 2010, respectively. For the fiscal year from Oct. 1, 2008 to Sept. 30, 2009, the management fees paid were $9,896,881 and the nonadvisory expenses were $776,726.
(i)	The fund changed its fiscal year end in 2012 from Dec. 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from Jan. 1, 2012 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Jan. 1, 2011 to Dec. 31, 2011 and Jan. 1, 2010 to Dec. 31, 2010, respectively. For the fiscal year from Jan. 1, 2009 to Dec. 31, 2009, the management fees paid were $1,486,938 and the nonadvisory expenses were $292,721.
(j)	The fund changed its fiscal year end in 2012 from Dec. 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from Jan. 1, 2012 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Jan. 1, 2011 to Dec. 31, 2011 and Jan. 1, 2010 to Dec. 31, 2010, respectively. For the fiscal year from Jan. 1, 2009 to Dec. 31, 2009, the management fees paid were $1,687,329 and the nonadvisory expenses were $(186,016).
(k)	The fund changed its fiscal year end in 2012 from Dec. 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from Jan. 1, 2012 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Jan. 1, 2011 to Dec. 31, 2011 and Jan. 1, 2010 to Dec. 31, 2010, respectively. For the fiscal year from Jan. 1, 2009 to Dec. 31, 2009, the management fees paid were $25,152,110 and the nonadvisory expenses were $1,991,333.
(l)	For the period from Sept. 28, 2010 (when shares became publicly available) to Aug. 31, 2011.
(m)	For the period from July 15, 2009 (when the Fund became available) to Oct. 31, 2009.
(n)	The fund changed its fiscal year end in 2011 from Dec. 31 to Nov. 30. For the fiscal year ended 2011, the information shown is for the period from Jan. 1, 2011 to Nov. 30, 2011. For fiscal years ended 2010 and 2009, the information shown is from Jan. 1, 2010 to Dec. 31, 2010 and Jan. 1, 2009 to Dec. 31, 2009, respectively.

Manager of Managers Exemption

The funds have received an order from the SEC that permits Columbia Management, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for a fund without first obtaining shareholder approval. The order permits the fund to add or change unaffiliated subadvisers or the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.

For Columbia Seligman Communications and Information, if the fund were to seek to rely on the order, holders of a majority of the fund’s outstanding voting securities would need to approve operating the fund in this manner. There is no assurance shareholder approval, if sought, will be received, and no changes will be made without shareholder approval until that time.

Subadvisory Agreements

The assets of certain funds are managed by subadvisers that have been selected by the investment manager, subject to the review and approval of the Board. The investment manager has recommended the subadvisers to the Board based upon its assessment of the skills of the subadvisers in managing other assets with objectives and investment strategies substantially similar to those of the applicable fund. Short-term investment performance is not the only factor in selecting or terminating a subadviser, and the investment manager does not expect to make frequent changes of subadvisers. Certain subadvisers, affiliated with the investment manager, have been directly approved by shareholders. These subadvisers are noted in Table 16.

The investment manager allocates the assets of a fund with multiple subadvisers among the subadvisers. Each subadviser has discretion, subject to oversight by the Board and the investment manager, to purchase and sell portfolio assets, consistent with the fund’s investment objectives, policies, and restrictions. Generally, the services that a subadviser provides to the fund are limited to asset management and related recordkeeping services.

The investment manager has entered into an advisory agreement with each subadviser under which the subadviser provides investment advisory assistance and day-to-day management of some or all of the fund’s portfolio, as well as investment research and statistical information. A subadviser may also serve as a discretionary or non-discretionary investment adviser to management or advisory accounts that are unrelated in any manner to the investment manager or its affiliates.

Statement of Additional Information – October 1, 2012	Page 96

The following table shows the advisory fee schedules for fees paid by the investment manager to subadvisers for funds that have subadvisers. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 16. Subadvisers and Subadvisory Agreement Fee Schedules

Fund	Subadviser	Parent Company	Fee Schedule
For funds with fiscal period ending May 31
Columbia Commodity Strategy Fund	Threadneedle International Limited (Threadneedle) (effective July 28, 2011)	D	0.25% on all assets
Columbia Multi-Advisor Small Cap Value	Barrow, Hanley, Mewhinney & Strauss (BHMS)(a) (effective March 12, 2004)	A	1.00% on the first $10 million, reducing to 0.30% as assets increase
	Donald Smith & Co., Inc. (Donald Smith)(a) (effective March 12, 2004)	N/A	0.60% on the first $175 million, reducing to 0.55% as assets increase
	Metropolitan West Capital Management, LLC (MetWest Capital) (effective April 24, 2006)	B	0.50% on all assets
	Turner Investments, L.P. (Turner) (effective Feb. 19, 2010)	N/A	0.50% on the first $50 million, reducing to 0.35% as assets increase.(a)
For funds with fiscal period ending August 31
Columbia Marsico Flexible Capital Fund	Marsico Capital Management, LLC (Marsico Capital) (effective Sept. 22, 2010)	C	0.45% on all assets
For funds with fiscal period ending October 31
Columbia Asia Pacific ex-Japan	Threadneedle (effective July 15, 2009)	D	0.45% on all assets
Columbia Emerging Markets Opportunity	Threadneedle(b) (effective July 9, 2004)	D	0.50% on all assets
Columbia European Equity	Threadneedle(b) (effective July 9, 2004)	D	0.35% on all assets
Columbia Global Equity	Threadneedle(b) (effective July 9, 2004)	D	0.35% on all as assets
Columbia Global Extended Alpha	Threadneedle(b) (effective Aug. 1, 2008)	D	0.50% on all assets
Columbia Multi-Advisor International Value	Dimensional Fund Advisors, L.P. (DFA) (effective Nov. 16, 2011)	E	0.21% on all assets
	Mondrian Investment Partners Limited (Mondrian) (effective August 18, 2008)	N/A	0.70% on all assets
	Tradewinds Global Investors, LLC (Tradewinds) (effective August 18, 2008)	N/A	0.50% on the first $250 million, reducing to 0.40 as assets increase

(a)	The fee is calculated based on the combined net assets subject to the subadviser’s investment management.

(b)	Threadneedle and Columbia WAM are affiliates of the investment manager as an indirect, wholly-owned subsidiary of Ameriprise Financial.

A –	BHMS is an independent-operating subsidiary of Old Mutual Asset Management.

B –	Metropolitan West Capital Management, LLC (MetWest Capital) is a subsidiary of Wells Fargo & Company and operates within its asset management division.

C –	Marsico Capital is an indirect subsidiary of Marsico Management Equity, LLC, a Delaware Limited Liability Company.

D –	Threadneedle is an indirect wholly-owned subsidiary of Ameriprise Financial.

E –	Dimensional Fund Advisors, L.P. is controlled by its general partner, Dimensional Holdings, Inc., a Delaware Corporation.

Statement of Additional Information – October 1, 2012	Page 97

The following table shows the subadvisory fees paid by the investment manager to subadvisers in the last three fiscal periods. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table  1.

Table 17. Subadvisory Fees

		Subadvisory Fees Paid
Fund	Subadviser	2012		2011		2010
For funds with fiscal period ending May 31
Columbia Absolute Return Emerging Markets Macro	Former Subadviser: Threadneedle International Limited (from April 7, 2011 to April 20, 2012)	$630,149		$16,137	(a)	N/A
Columbia Commodity Strategy	Threadneedle	$33,640	(f)	N/A		N/A
Columbia Multi-Advisor	BHMS	435,194		528,823		$491,375
Small Cap Value	Donald Smith	564,151		655,916		587,548
	MetWest Capital	470,167		532,035		491,635
	Turner	306,122		316,205		89,142
	Former subadviser: Federated MDTA, LLC (from June 6, 2008 to Feb. 19, 2010)	N/A		N/A		325,109	(c)
		2011		2010		2009
For funds with fiscal period ending August 31
Columbia Marsico Flexible Capital	Marsico Capital	384,601	(d)	N/A		N/A
For funds with fiscal period ending October 31
Columbia Asia Pacific ex-Japan	Threadneedle	2,293,696		995,409		42,462	(e)
Columbia Emerging Markets Opportunity	Threadneedle	2,641,329		2,539,990		1,469,749
Columbia European Equity	Threadneedle	765,931		247,803		260,772
Columbia Global Equity	Threadneedle	1,486,176		1,364,749		1,168,151
Columbia Global Extended Alpha	Threadneedle	95,285		69,698		43,117
Columbia Multi-Advisor	DFA	N/A	(b)	N/A		N/A
International Value	Mondrian	681,170		737,673		714,196
	Tradewinds	697,515		936,676		1,116,798
	Former subadviser: AllianceBernstein L.P. (from Sept. 17, 2001 to Nov. 16, 2011)	900,799		1,603,210		2,170,338

(a)	For the period from April 7, 2011 (commencement of operations) to May 31, 2011.
(b)	The subadviser did not begin managing the fund until after the fund’s fiscal year end.
(c)	For the period from June 1, 2009 to Feb. 19, 2010.
(d)	For the period from Sept. 28, 2010 (when shares became publicly available) to Aug. 31, 2011.
(e)	For the period from July 15, 2009 to Oct. 31, 2009.
(f)	For the period from July 28, 2011 (commencement of operations) to May 31, 2012.

Statement of Additional Information – October 1, 2012	Page 98

Portfolio Managers. For funds other than money market funds, the following table provides information about the fund’s portfolio managers as of the end of the most recent fiscal period, unless otherwise noted. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 18. Portfolio Managers

		Other Accounts Managed (excluding the fund)			Ownership of Fund Shares	Potential Conflicts of Interest
Fund	Portfolio Manager	Number and Type of Account(a)	Approximate Total Net Assets	Performance Based Accounts(b)			Structure of Compensation
For funds with fiscal period ending January 31
Columbia Income Builder	Colin Lundgren	9 RICs 4 other accounts	$57.12 billion $126.20 million	None	None	(4)	(13)
	Gene R. Tannuzzo	7 RICs 7 other accounts	$48.07 billion $26.01 million	None	$1 – $10,000
Columbia Portfolio Builder Aggressive	Colin Moore	16 RICs 29 PIVs 21 other accounts	$8.95 billion $4.73 billion $239 million	None	None	(1)	(14)
	Melda Mergen	8 RICs 2 other accounts	$5.44 billion $0.33 million	None	None	(1)	(13)
	Anwiti Bahuguna	19 RICs 29 PIVs 17 other accounts	$6.70 billion $4.73 billion $223 million	None	None
	Marie Schofield	19 RICs 29 PIVs 17 other accounts	$6.70 billion $4.73 billion $223 million	None	None
	Beth Vanney	8 RICs 5 other accounts	$5.44 billion $0.38 million	1 other account ($0.18 M)	None
Columbia Portfolio Builder Conservative	Colin Moore	16 RICs 29 PIVs 21 other accounts	$9.20 billion $4.73 billion $239 million	None	None	(1)	(14)
	Melda Mergen	8 RICs 2 other accounts	$5.68 billion $0.33 million	None	None	(1)	(13)
	Anwiti Bahuguna	19 RICs 29 PIVs 17 other accounts	$6.94 billion $4.73 billion $223 million	None	None
	Marie Schofield	19 RICs 29 PIVs 17 other accounts	$6.94 billion $4.73 billion $223 million	None	None
	Beth Vanney	8 RICs 5 other accounts	$5.68 billion $0.38 million	1 other account ($0.18 M)	None
Columbia Portfolio Builder Moderate Aggressive	Colin Moore	16 RICs 29 PIVs 21 other accounts	$8.35 billion $4.73 billion $239 million	None	None	(1)	(14)
	Melda Mergen	8 RICs 2 other accounts	$4.84 billion $0.33 million	None	None	(1)	(13)
	Anwiti Bahuguna	19 RICs 29 PIVs 17 other accounts	$6.10 billion $4.73 billion $223 million	None	None
	Marie Schofield	19 RICs 29 PIVs 17 other accounts	$6.10 billion $4.73 billion $223 million	None	None
	Beth Vanney	8 RICs 5 other accounts	$4.84 billion $0.38 million	1 other account ($0.18 M)	None
Columbia Portfolio Builder Moderate Conservative	Colin Moore	16 RICs 29 PIVs 21 other accounts	$8.98 billion $4.73 billion $239 million	None	None	(1)	(14)
	Melda Mergen	8 RICs 2 other accounts	$5.46 billion $0.33 million	None	None	(1)	(13)
	Anwiti Bahuguna	19 RICs 29 PIVs 17 other accounts	$6.72 billion $4.73 billion $223 million	None	None
	Marie Schofield	19 RICs 29 PIVs 17 other accounts	$6.72 billion $4.73 billion $223 million	None	None
	Beth Vanney	8 RICs 5 other accounts	$5.46 billion $0.38 million	1 other account ($0.18 M)	None

Statement of Additional Information – October 1, 2012	Page 99

		Other Accounts Managed (excluding the fund)			Ownership of Fund Shares	Potential Conflicts of Interest
Fund	Portfolio Manager	Number and Type of Account(a)	Approximate Total Net Assets	Performance Based Accounts(b)			Structure of Compensation
Columbia Portfolio Builder Moderate	Colin Moore	16 RICs 29 PIVs 21 other accounts	$8.07 billion $4.73 billion $239 million	None	None	(1)	(14)
	Melda Mergen	8 RICs 2 other accounts	$4.55 billion $0.33 million	None	None	(1)	(13)
	Anwiti Bahuguna	19 RICs 29 PIVs 17 other accounts	$5.81 billion $4.73 billion $223 million	None	None
	Marie Schofield	19 RICs 29 PIVs 17 other accounts	$5.81 billion $4.73 billion $223 million	None	None
	Beth Vanney	8 RICs 5 other accounts	$4.55 billion $0.38 million	1 other account ($0.18 M)	None
For funds with fiscal period ending February 29
Columbia Equity Value	Steve Schroll	7 RICs 7 other accounts	$15.24 billion $3.15 million	None	$50,001 – $100,000	(2)	(13)
	Laton Spahr	7 RICs 4 other accounts	$15.24 billion $4.87 million	None	None
	Paul Stocking	7 RICs 10 other accounts	$15.24 billion $11.00 million	None	$100,001 – $500,000
For funds with fiscal period ending April 30
Columbia 120/20 Contrarian Equity	Steve Schroll	8 RICs 7 other accounts	$15.03 billion $3.38 million	None	$10,001- $50,000	(2)	(13)
	Laton Spahr	8 RICs 4 other accounts	$15.03 billion $4.90 million	None	None
	Paul Stocking	8 RICs 10 other accounts	$15.03 billion $11.68 million	None	None
Columbia Recovery and Infrastructure	Warren Spitz	7 other accounts	$13.56 million	None	Over $1 million	(2)	(13)
For funds with fiscal period ending May 31
Columbia Absolute Return Emerging Markets Macro	Nicholas Pifer	9 RICs 14 other accounts	$5.84 billion $846 million	None	None	(2)	(13)
	Jim Carlene	2 RICs 8 other accounts	$839.37 million $14.89 million
Columbia Absolute Return Enhanced Multi- Strategy	Todd White	2 RICs 11 other accounts	$355.39 million $6.50 million	None	Over $1 million	(2)	(13)
	Kent M. Peterson	2 RICs 7 other accounts	$355.39 million $901,000	None	None
Columbia Absolute Return Multi-Strategy	Todd White	2 RICs 11 other accounts	$278.28 million $6.50 million	None	None	(2)	(13)
	Kent M. Peterson	2 RICs 7 other accounts	$278.28 million $0.90 million
Columbia Active Portfolios – Diversified Equity Income	Steve Schroll	13 RICs 13 other accounts	$14.82 billion $124.26 million	None	None	(2)	(13)
	Laton Spahr	13 RICs 13 other accounts	$14.82 billion $802.94 million
	Paul Stocking	13 RICs 19 other accounts	$14.82 billion $809.27 million

Statement of Additional Information – October 1, 2012	Page 100

		Other Accounts Managed (excluding the fund)			Ownership of Fund Shares	Potential Conflicts of Interest
Fund	Portfolio Manager	Number and Type of Account(a)	Approximate Total Net Assets	Performance Based Accounts(b)			Structure of Compensation
Columbia Commodity Strategy	Threadneedle:
	David Donora	1 PIV	$634.56 million	1 PIV ($634.56 M)	None(i)	(10)	(24)
	Nicolas Robin
Columbia Diversified Equity Income	Steve Schroll	13 RICs 13 other accounts	$12.44 billion $124.26 million	None	$50,001- $100,000	(2)	(13)
	Laton Spahr	13 RICs 13 other accounts	$12.44 billion $802.94 million	None	$100,001- $500,000
	Paul Stocking	13 RICs 19 other accounts	$12.44 billion $809.27 million	None	$100,001- $500,000
Dividend Opportunity	Steve Schroll	13 RICs 13 other accounts	$11.50 billion $124.26 million	None	$100,001- $500,000	(2)	(13)
	Laton Spahr	13 RICs 13 other accounts	$11.50 billion $802.94 million	None	Over $1 million
	Paul Stocking	13 RICs 19 other accounts	$11.50 billion $809.27 million	None	$100,001- $500,000
Columbia Flexible Capital Income	David King	6 RICs 16 other accounts	$6.73 billion $22.2 million	None	Over $1,000,000(f)	(2)	(13)
	Yan Jin	2 RICs 4 other accounts	$1.61 billion $0.80 million	None	None
Columbia High Yield Bond	Jennifer Ponce de Leon	11 RICs 23 other accounts	$2.97 billion $2.40 billion	None	$100,001- $500,000	(2)	(13)
	Brian Lavin	14 RICs 3 other accounts	$22.84 billion $1.61 million	None	None
Columbia Mid Cap Value Opportunity	Steve Schroll	13 RICs 13 other accounts	$13.79 billion $124.26 million	None	$50,001- $100,000	(2)	(13)
	Laton Spahr	13 RICs 13 other accounts	$13.79 billion $802.94 million	None	$100,001- $500,000
	Paul Stocking	13 RICs 19 other accounts	$13.79 billion $809.27 million	None	$100,001- $500,000
Columbia Multi-Advisor Small Cap Value	Donald Smith:
	Donald G. Smith	2 RICs 1 PIV 44 other accounts	$978.0 million $74.0 million $2.41 billion	1 RIC ($931 M); 1 other account ($84 M)	None	(6)	(16)
	Richard L. Greenberg
	BHMS:
	James S. McClure	4 RICs 1 PIV 18 other accounts	$849.4 million $6.3 million $872.6 million	None	None	(8)	(17)
	John P. Harloe
	MetWest Capital:
	Samir Sikka	3 RICs 2 PIVs 12 other accounts	$352.2 million $85.7 million $484.6 million	2 other accounts ($270.9 M)	None	(9)	(18)
	Turner:
	David Kovacs	1 RIC 5 PIVs 1 other account	$276.0 million $30.0 million $198.0 million	2 PIVs ($3 M)	None	(3)	(15)
Columbia Select Large-Cap Value	Neil Eigen	4 RICs 44 other accounts	$881.83 million $2.54 billion	None	$10,001- $50,000	(2)	(13)
	Richard Rosen	4 RICs 13 other accounts	$881.83 million $138.41 million	None	None
Columbia Select Smaller-Cap Value	Neil Eigen	4 RICs 44 other accounts	$982.68 million $2.54 billion	None	$10,001- $50,000	(2)	(13)
	Richard Rosen	4 RICs 13 other accounts	$982.68 million $138.41 million	None	None

Statement of Additional Information – October 1, 2012	Page 101

		Other Accounts Managed (excluding the fund)			Ownership of Fund Shares	Potential Conflicts of Interest
Fund	Portfolio Manager	Number and Type of Account(a)	Approximate Total Net Assets	Performance Based Accounts(b)			Structure of Compensation
Columbia Seligman Communications and Information	Richard Parower	3 RICs 5 other accounts	$577.89 million $11.72 million	None	None	(2)	(20)
	Paul Wick	8 RICs 4 other accounts	$2.32 billion $427.99 million	None	Over $1 million
	Vishal Saluja	5 RICs 7 other accounts	$831.98 $12.06 million	None	None
	Sushil Wagle	1 other account	$422,000	None	None
	Ajay Diwan(p)	3 RICs 5 other accounts-	$806.95 million $0.65 million	None	None
Columbia U.S. Government Mortgage	Jason J. Callan	6 other accounts	$781,000	None	None	(2)	(13)
	Tom Heuer	2 other accounts	$525,000	None	$10,001- $50,000
For funds with fiscal period ending July 31
Columbia Floating Rate	Lynn Hopton	10 PIVs	$4.05 billion	None	None
		16 other accounts	$30.71 billion
	Yvonne Stevens	10 PIVs	$4.05 billion	None	None
		15 other accounts	$30.70 billion			(2)	(19)
	Steve Staver	10 other accounts	$1.72 million	None	None
	Ronald Launsbach(j)	3 other accounts	$1.0 million	None	None
Columbia Income Opportunities	Brian Lavin	13 RICs	$105.92 billion	None	$50,001 –	(2)	(13)
		1 PIV 3 other accounts	$18.80 million $539.09 million		$100,000
Columbia Inflation Protected Securities	Orhan Imer(m)	2 RICs 7 other accounts	$416.0 million $0.50 million	None	None	(2)	(13)
Columbia Large Core Quantitative	Brian M. Condon	9 RICs	$4.42 billion	1 PIV ($22M)	$10,001 –	(2)	(13)
		9 PIVs	$548.0 million		$50,000
		39 other accounts	$3.12 billion
	Oliver Buckley	5 RICs	$2.85 billion	None	None
		7 other accounts	$5.0 million
Columbia Limited Duration Credit	Tom Murphy	5 RICs	$13.42 billion	None	Over	(2)	(13)
		2 PIVs	$404.59 million		$1,000,000
		16 other accounts	$33.73 billion
	Timothy J. Doubek	2 RICs	$3.40 billion	None	$100,001 –
		6 other accounts	$60.16 million		$500,000
	Royce Wilson(m)	2 other accounts	$0.17 million	None	$1 – $10,000
For funds with fiscal period ending August 31
Columbia Diversified Bond	Brian Lavin	13 RICs	$18.52 billion	None	None
		1 PIV	$18.48 million
		3 other accounts	$515.44 million
	Alexander D. Powers	4 RICs	$9.23 billion	None	None	(2)	(13)
		8 PIVs	$1.90 billion
		3 other accounts	$1.14 million
	Carl W. Pappo	3 RICs	$9.21 billion	None	None
		7 PIVs	$1.78 billion
		12 others accounts	$994.81 million
	Michael Zazzarino	4 RICs	$9.20 billion	None	None
		5 PIVs	$1.08 billion
		8 others accounts	$207.82 million

Statement of Additional Information – October 1, 2012	Page 102

		Other Accounts Managed (excluding the fund)			Ownership of Fund Shares	Potential Conflicts of Interest
Fund	Portfolio Manager	Number and Type of Account(a)	Approximate Total Net Assets	Performance Based Accounts(b)			Structure of Compensation
Columbia Marsico Flexible Capital	Marsico Capital:
	A. Douglas Rao	25 RICs 8 PIVs 89 other accounts	$16.07 billion $1.06 billion $10.42 billion	None	None	(12)	(25)
Columbia Minnesota Tax-Exempt	Catherine Stienstra	5 RICs 3 other accounts	$1.50 billion $0.18 million	None	None	(2)	(13)

For fund with fiscal period ending September 30
Columbia Large Growth Quantitative	Brian M. Condon	9 RICs 9 PIVs 37 other accounts	$6.2 billion $461.0 million $2.73 billion	1 PIV ($22 M)	$10,001 – $50,000	(2)	(13)
	Oliver Buckley	5 RICs 3 PIVs 30 other accounts	$4.84 billion $200.0 million $2.63 billion	None	None
Columbia Large Value Quantitative	Brian M. Condon	9 RICs 9 PIVs 37 other accounts	$6.48 billion $461.0 million $2.73 billion	1 PIV ($22 M)	$1 – 10,000(f)	(2)	(13)
	Oliver Buckley	5 RICs 3 PIVs 30 other accounts	$5.11 billion $200.0 million $2.63 billion	None	None
Columbia Strategic Allocation	Anwiti Bahugana	19 RICs 29 PIVs 13 other accounts	$5.91 billion $4.29 billion $223.0 million	None	None	(2)	(13)
	Fred Copper(k)	5 RICs 2 PIVs 9 other accounts	$1.96 billion $385.1 million $40.87 million	None	None
	Gene Tanuzzo(o)	8 RICs 7 other accounts	$56.02 billion $26.01 million	None	None
	Orhan Imer(g)	2 RIC 7 other accounts	$465.79 million $0.5 million	None	None
	Colin Moore	23 RICs 26 PIVs 21 other accounts	$9.8 billion $2.4 billion $239.0 million	None	None	(2)	(14)
For funds with fiscal period ending October 31
Columbia Absolute Return Currency and Income	Nicholas Pifer	6 RICs 14 other accounts	$5.75 billion $801.12 million	2 other accounts ($81.47 M)	$50,001 – $100,000	(2)	(13)
Columbia Asia Pacific ex-Japan	Threadneedle:					(10)	(24)
	Vanessa Donegan	2 RICs 2 PIVs 4 other accounts	$1.39 billion $1.69 billion $1.54 billion	1 other account ($122.2 M)	None(i)
	Rafael Polatinsky	2 RIC 3 PIVs 1 other account	$912.2 million $220.42 million $458.23 million	None
Columbia Emerging Markets Bond	Nicholas Pifer	6 RICs 14 other accounts	$5.46 billion $801.12 million	None	$10,001 – $50,000	(2)	(13)
	Jim Carlene	8 other accounts	$25.93 million	None	$50,001 – $100,000
Columbia Emerging Markets Opportunity	Threadneedle:				None(i)	(10)	(24)
	Irina Miklavchich	1 RIC 1 PIV	$925.0 million $205.8 million	None
	Vanessa Donegan	2 RICs 2 PIVs 4 other accounts	$1.39 billion $1.69 billion $1.54 billion	1 other account ($122.2 M)
	Rafael Polatinsky	2 RIC 3 PIVs 1 other account	$959.5 million $220.42 million $458.23 million	None

Statement of Additional Information – October 1, 2012	Page 103

		Other Accounts Managed (excluding the fund)			Ownership of Fund Shares	Potential Conflicts of Interest
Fund	Portfolio Manager	Number and Type of Account(a)	Approximate Total Net Assets	Performance Based Accounts(b)			Structure of Compensation
Columbia European Equity	Threadneedle:
	Dan Ison	2 RICs 2 PIVs	$1.4 billion $131.0 million	1 PIV ($85.22 M)	None(i )	(10)	(24)
Columbia Frontier	Wayne Collette(n)	8 RICs 4 PIVs 263 other accounts	$4.14 billion $201.80 million $351.50 million	None	None	(2)	(13)
	Lawrence Lin(n)	7 RICs 4 PIVs 265 other accounts	$3.94 billion $201.80 million $350.96 million
	George Myers(n)	7 RICs 4 PIVs 262 other accounts	$3.94 billion $201.80 million $351.30 million
	Brian Neigut(n)	7 RICs 4 PIVs 263 other accounts	$3.94 billion $201.80 million $350.31 million
Columbia Global Bond	Nicholas Pifer	6 RICs 14 other accounts	$5.6 billion $801.12 million	2 other accounts (81.47 M)	$100,001 – $500,000	(2)	(13)
Columbia Global Equity	Threadneedle:					(10)	(24)
	Stephen Thornber	1 RIC 1 PIV 2 other accounts	$14.0 million $109.34 million $178.06 million	None	None(i)
	Esther Perkins	1 RIC 5 other accounts	$446.0 million $657.0 million	None
Columbia Global Extended Alpha	Threadneedle:				None(i)	(10)	(24)
	Neil Robson(h)	4 PIVs	$438.61 million	None
	Ashish Kochar(l)	1 PIV	$18.15 million	None
Columbia Multi- Advisor International Value	DFA:				None	(11)	(21)
	Karen Umland(g)	37 RICs 17 PIVs 28 other accounts	$62.78 billion $1.65 billion $8.75 billion	1 other account ($355.32 M)
	Jed Fogdall(g)	37 RICs 17 PIVs 28 other accounts	$62.78 billion $1.65 billion $8.75 billion	1 other account ($355.32 M)
	Joseph Chi(g)	37 RICs 17 PIVs 28 other accounts	$62.78 billion $1.65 billion $8.75 billion	1 other account ($355.32 M)
	Henry F. Gray(g)	None	N/A	N/A
	Mondrian:
	Ormala Krishnan	3 RICs 1 PIV 13 other accounts	$870.0 million $1.93 billion $1.47 billion	None	None	(5)	(22)
	Frances M. Cuthbert(h)	1 RIC 1 PIV 23 other accounts	$318.68 million $1.87 billion $2.29 billion	None	None	(5)	(22)
	Aidan Nicholson(h)	1 RIC 23 other accounts	$318.68 million $2.29 billion
	Columbia Management:
	Colin Moore(d)	24 RICs 26 PIVs 21 other accounts	$10.65 billion $2.4 billion $239.0 million	None	None	(2)	(13)
	Fred Copper(d)	5 RICs 2 PIVs 9 other accounts	$1.96 billion $385.1 million $40.87 million

Statement of Additional Information – October 1, 2012	Page 104

		Other Accounts Managed (excluding the fund)			Ownership of Fund Shares	Potential Conflicts of Interest
Fund	Portfolio Manager	Number and Type of Account(a)	Approximate Total Net Assets	Performance Based Accounts(b)			Structure of Compensation
Columbia Seligman Global Technology	Richard M. Parower	3 RICs 8 other account	$3.8 billion $49.31 million	None	None	(2)	(20)
	Paul H. Wick	3 RICs 8 other accounts	$4.05 billion $586.18 million	1 other account ($371 M)
	Ajay Diwan	3 RICs 5 other accounts	$4.05 billion $0.43 million	None
	Benjamin Lu	1 RIC	80.7 million	None
For funds with fiscal period ending November 30
Columbia AMT-Free Tax-Exempt Bond	Catherine Stienstra	5 RICs 3 other accounts	$1.32 billion $0.18 million	None	None	(2)	(13)
Columbia Mid Cap Growth Opportunity	Wayne Collette	8 RICs 4 PIVs 263 other accounts	$4.14 billion $201.80 million $351.50 million	None	None	(2)	(13)
	Lawrence Lin	7 RICs 4 PIVs 265 other accounts	$3.94 billion $201.80 million $350.96 million
	George Myers	7 RICs 4 PIVs 262 other accounts	$3.94 billion $201.80 million $351.30 million
	Brian Neigut	7 RICs 4 PIVs 263 other accounts	$3.94 billion $201.80 million $350.31 million

(a)	RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.
(b)	Number and type of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.
(c)	Reflects each wrap program strategy as a single client, rather than counting each participant in the program as a separate client.
(d)	The portfolio manager began managing the fund after its last fiscal year end; reporting information is provided as of Sept. 30, 2011.
(e)	The portfolio manager began managing the fund after its last fiscal year end; reporting information is provided as of April 30, 2010.
(f)	The portfolio manager also holds investments in notional shares of the fund in the range of $10,001 – $50,000.
(g)	The portfolio manager began managing the fund after its last fiscal year end, reporting information is as of Oct. 31, 2011.
(h)	The portfolio manager began managing the fund after its last fiscal year end; reporting information is provided as of Dec. 31, 2011.
(i)	The fund is available for sale only in the U.S. The portfolio managers do not reside in the U.S. and therefore do not hold any shares of the fund.
(j)	The portfolio manager began managing the fund effective April 1, 2012; reporting information is provided as of Feb. 29, 2012.
(k)	The portfolio manager began managing the fund effective Dec. 15, 2011; reporting information is provided as of Sept. 30, 2011.
(l)	The portfolio manager began managing the fund effective April. 20, 2012; reporting information is provided as of March 31, 2012.
(m)	The portfolio manager began managing the fund effective May 1, 2012; reporting information is provided as of March 31, 2012.
(n)	The portfolio manager began managing the fund after its last fiscal year end; reporting information is as of Nov. 30, 2011.
(o)	The portfolio manager began managing the fund after its last fiscal year end; reporting information is provided as of Jan. 31, 2012.
(p)	The portfolio manager began managing the fund after its last fiscal year end; reporting information is provided as of June 30, 2012.

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Potential Conflicts of Interest

(1)	Columbia Management: Management of funds-of-funds differs from that of the other funds. The portfolio management process is set forth generally below and in more detail in the funds’ prospectus.

Portfolio managers of the fund-of-funds may be involved in determining each funds-of-fund’s allocation among the three main asset classes (equity, fixed income and cash) and the allocation among investment categories within each asset class, as well as each funds-of-fund’s allocation among the underlying funds.

•

Because of the structure of the funds-of-funds, the potential conflicts of interest for the portfolio managers may be different than the potential conflicts of interest for portfolio managers who manage other funds.

In addition to the accounts above, portfolio managers may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the fund. The investment manager has in place a Code of Ethics that is designed to address conflicts and that, among other things, imposes restrictions on the ability of the portfolio managers and other “investment access persons” to invest in securities that may be recommended or traded in the fund and other client accounts.

(2)	Columbia Management: Like other investment professionals with multiple clients, a fund’s portfolio manager(s) may face certain potential conflicts of interest in connection with managing both the fund and other accounts at the same time. The investment manager and the funds have adopted compliance policies and procedures that attempt to address certain of the potential conflicts that portfolio managers face in this regard. Certain of these conflicts of interest are summarized below.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (performance fee accounts), may raise potential conflicts of interest for a portfolio manager by creating an incentive to favor higher fee accounts.

Potential conflicts of interest also may arise when a portfolio manager has personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to the investment manager’s Code of Ethics and certain limited exceptions, the investment manager’s investment professionals do not have the opportunity to invest in client accounts, other than the funds.

A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. The effects of this potential conflict may be more pronounced where funds and/or accounts managed by a particular portfolio manager have different investment strategies.

A portfolio manager may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the funds. A portfolio manager’s decision as to the selection of broker/dealers could produce disproportionate costs and benefits among the funds and the other accounts the portfolio manager manages.

A potential conflict of interest may arise when a portfolio manager buys or sells the same securities for a fund and other accounts. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a fund as well as other accounts, the investment manager’s trading desk may, to the extent consistent with applicable laws and regulations, aggregate the securities to be sold or bought in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a fund or another account if a portfolio manager favors one account over another in allocating the securities bought or sold.

“Cross trades,” in which a portfolio manager sells a particular security held by a fund to another account (potentially saving transaction costs for both accounts), could involve a potential conflict of interest if, for example, a portfolio manager is permitted to sell a security from one account to another account at a higher price than an independent third party would pay. The investment manager and the funds have adopted compliance procedures that provide that any transactions between a fund and another account managed by the investment manager are to be made at a current market price, consistent with applicable laws and regulations.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a fund and other accounts managed by its portfolio manager(s). Depending on another account’s objectives and other factors, a portfolio manager may give advice to and make decisions for a fund that may differ from advice given, or the timing or nature of decisions made, with respect to another account. A portfolio manager’s investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a portfolio manager may buy or sell a particular security for certain accounts, and not for a fund, even though it could have been bought or sold for the fund at the same time. A portfolio manager also may buy a particular security for one or more accounts when one or more other accounts are selling the security (including short sales). There may be circumstances when a portfolio

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manager’s purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts, including the funds.

A fund’s portfolio manager(s) also may have other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could exist in managing the fund and other accounts. Many of the potential conflicts of interest to which the investment manager’s portfolio managers are subject are essentially the same or similar to the potential conflicts of interest related to the investment management activities of the investment manager and its affiliates.

(3)	Turner: As is typical for many money managers, potential conflicts of interest may arise related to Turner’s management of accounts including the fund where not all accounts are able to participate in a desired IPO, or other limited opportunity, relating to use of soft dollars and other brokerage practices, related to the voting of proxies, employee personal securities trading, and relating to a variety of other circumstances. In all cases, however, Turner believes it has written policies and procedures in place reasonably designed to prevent violations of the federal securities laws and to prevent material conflicts of interest from arising. Please also see Turner’s Form ADV, Part 2A for a description of some of its policies and procedures in this regard.

(4)	Columbia Management: Management of the Income Builder Fund-of-Funds differs from that of the other funds. The portfolio management process is set forth generally below and in more detail in the fund’s prospectus.

The investment manager uses quantitative models combined with qualitative factors to determine the funds allocations to the underlying funds. Using these methodologies, a group of the investment manager’s investment professionals allocates the fund’s assets within and across different asset classes in an effort to achieve the fund’s objective of providing a high level of current income and growth of capital. The fund will typically be rebalanced monthly in an effort to maximize the level of income and capital growth, incorporating various measures of relative value subject to constraints that set minimum or maximum exposure within asset classes, as set forth in the prospectus. Within the equity and fixed income asset classes, the investment manager establishes allocations for the funds, seeking to achieve each fund’s objective by investing in defined investment categories. The target allocation range constraints are intended, in part, to promote diversification within the asset classes.

Because of the structure of funds-of-funds, the potential conflicts of interest for the portfolio managers may be different than the potential conflicts of interest for portfolio managers who manage other funds. These potential conflicts of interest include:

•

In certain cases, the portfolio managers of the underlying funds are the same as the portfolio managers of the Income Builder Fund-of-Funds, and could influence the allocation of fund-of-funds assets to or away from the underlying funds that they manage.

•	The investment manager and its affiliates may receive higher compensation as a result of allocations to underlying funds with higher fees.

The investment manager monitors the performance of the underlying funds and may, from time to time, recommend to the Board of Trustees of the funds a change in portfolio management or fund strategy or the closure or merger of an underlying fund. In addition, the investment manager may believe that certain funds may benefit from additional assets or could be harmed by redemptions. All of these factors may also influence decisions in connection with the allocation of funds-of-funds assets to or away from certain underlying funds.

In addition to the accounts above, portfolio managers may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the fund. The investment manager has in place a Code of Ethics that is designed to address conflicts and that, among other things, imposes restrictions on the ability of the portfolio managers and other “investment access persons” to invest in securities that may be recommended or traded in the fund and other client accounts.

(5)	Mondrian: Mondrian does not foresee any material conflicts of interest that may arise in the management of the funds and any other accounts managed with similar investment guidelines. Mondrian acts solely as an investment manager and does not engage in any other business activities. The following is a list of some potential conflicts of interest that can arise in the course of normal investment management business activities. Mondrian maintains and operates various policies and procedures which are designed to prevent or manage any of the conflicts identified below so that the interests of its clients are always put ahead of Mondrian’s own interests or those of its employees and directors:

Access to non-public information

As an Investment Manager Mondrian may come in to contact with information about a company that is not generally available to the investing public. Mondrian’s policy and procedures for handling any conflicts of interest arising from access to nonpublic information are set out in the Mondrian Investment Partners Limited Code of Ethics under “Policy

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Statement on Insider Trading and Securities Fraud”. If an employee is uncertain as to whether an interest or relationship is material or adverse, they should consult the Chief Compliance Officer for guidance.

Allocation of aggregated trades

Mondrian may from time to time aggregate trades for a number of its clients.

Mondrian’s policy requires that all allocations of aggregated trades must be fair between clients. Transactions involving commingled orders are allocated in a manner deemed equitable to each account. When a combined order is executed in a series of transactions, at different prices, each account participating in the order may be allocated an average price obtained from the broker/dealer. When a trade can be allocated in a cost efficient manner to our clients, it will be prorated across all participating accounts. Mondrian may randomly allocate purchases or sales among participating accounts when the amounts involved are too small to be evenly proportioned in a cost efficient manner. In performing random allocations, Mondrian will consider consistency of strategy implementation among participating accounts.

Allocation of investment opportunities

Mondrian is an investment manager of multiple client portfolios. As such, it has to ensure that investment opportunities are allocated fairly between clients. There is a potential risk that Mondrian may favor one client over another client in making allocations of investment opportunities.

Mondrian makes security selection decisions at committee level. Those securities identified as investment opportunities are added to a list of approved securities; portfolios will hold only such approved securities.

All portfolios governed by the same or a similar mandate will be structured similarly (that is, will hold the same or comparable stocks), and will exhibit similar characteristics. Sale and purchase opportunities identified at regular investment meetings will be applied to portfolios across the board, subject to the requirements of individual client mandates.

Cherry picking

Cherry picking is an abusive practice whereby an investment firm misrepresents its stock selecting skills by only showing top performing securities in promoting its investment services. Mondrian’s production of marketing materials is centrally controlled and independently reviewed to ensure that all materials are fair and not misleading.

Dealing in investments as agent for more than one party

Conflicts of interest exist when a portfolio management firm manages multiple client portfolios. Mondrian addresses these potential conflicts through the operation of dealing policies designed to ensure the fair and equal treatment of all clients e.g. the allocation of aggregated trades among clients.

Allocation of IPO opportunities

Initial Public Offerings (“IPO’s”) present a potential conflict of interest when they are priced at a discount to the anticipated secondary market price and the issuer has restricted or scaled back its allocation due to market demand. In such instances, the IPO allocation could be divided among a small select group of clients with others not receiving the allocation they would otherwise be entitled to. Mondrian clients with relevant mandates are given an equal opportunity, proportionate to the size of their portfolio, to participate in IPO trades. All IPO purchases are allocated on a strict pro-rata basis.

Dealing in investments as principal in connections with the provision of seed capital

A conflict of interest exists when a portfolio management firm manages its own money alongside client money.

Mondrian generally does not trade for its own account. However, Mondrian and its affiliates have provided the seed capital to certain investment vehicles that have been established by Mondrian group entities. Mondrian serves as the investment manager to these investment vehicles.

Mondrian operates dealing policies designed to ensure the fair and equal treatment of all clients e.g. the allocation of aggregated trades among clients. These policies ensure that any portfolios in which Mondrian has an investment interest do not receive favorable treatment relative to other client portfolios.

Directorships and external arrangements

Certain Mondrian staff may hold positions in external organizations. There is a potential risk that Mondrian personnel may place their own interests (resulting from outside employment/directorships) ahead of the interests of Mondrian clients. Before accepting an executive or non-executive directorship or any other appointment in another company, employees, including executive directors, must obtain the prior approval of the Chief Executive Officer. The Chief Compliance Officer must also be informed of all such appointments and changes. The CEO and CCO will only permit appointments that would not present a conflict of interest with the individual’s responsibilities to Mondrian clients.

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Dual agency

Dual Agency (also known as Cross Trading) concerns those transactions where Mondrian may act as agent for both the buyer and seller. In such circumstances there is a potential conflict of interest as it may be possible to favor one client over another when establishing the execution price and/or commission rate.

Although it rarely does so, Mondrian may act as agent for both buying and selling parties with respect to transactions in investments. If Mondrian proposes to act in such capacity, the Portfolio Manager will first obtain approval from the Chief Compliance Officer. The CCO has an obligation to ensure that both parties are treated fairly in any such trade.

Employee compensation

There is a potential risk that Mondrian’s compensation structure may incentivize employees to place their interests ahead of client interests, or, place one client’s interests ahead of another. Mondrian’s compensation structure does not provide incentives for any member staff to favor any client (or group of clients). Incentives (Bonus and Equity Programs) focus on the key areas of research quality, long-term and short-term performance, teamwork, client service and marketing. At Mondrian, the investment management of particular portfolios is not “star manager” based but uses a team system. This means that Mondrian’s investment professionals are primarily assessed on their contribution to the team’s effort and results, though with an important element of their assessment being focused on the quality of their individual research contribution.

Employee personal account dealing

There are a number of potential conflicts when staff of an investment firm engage in buying and selling securities for their personal account. Mondrian has arrangements in place to ensure that none of its directors, officers or employees (or persons connected to them by way of a business or domestic relationship) effects any transaction on their own account which conflicts with client interests. Mondrian’s rules which govern personal account dealing and general ethical standards are set out in the Mondrian Investment Partners Code of Ethics.

Gifts and entertainment (received)

In the normal course of business Mondrian employees may receive gifts and entertainment from third parties e.g. brokers and other service providers. This results in a potential conflict of interest when selecting third parties to provide services to Mondrian and its clients. Mondrian has a policy which requires that gifts and entertainment received are reported to the Chief Compliance Officer (any items in excess of £100 require pre-approval). All gifts and entertainment are reviewed to ensure that they are not inappropriate and that staff have not been unduly influenced by them.

Gifts and entertainment (given)

In the normal course of business, Mondrian employees may provide gifts and entertainment to third parties. Excessively lavish gifts and entertainment would be inappropriate. Mondrian has a policy which requires that any gifts and entertainment provided are reported to the Chief Compliance Officer (any items in excess of £200 require pre-approval). All gifts and entertainment are reviewed to ensure that they are not inappropriate and that staff have not attempted to obtain undue influence from them.

Investment in shares issued by Companies who are clients of Mondrian

Mondrian has client relationships with a number of entities which are associated with companies that issue securities in which Mondrian could invest client assets. This results in a potential conflict of interest. Mondrian makes stock selection decisions at a committee level. If a security is identified as offering a good investment opportunity it is added to Mondrian’s list of approved securities. All portfolios governed by the same or a similar mandate are structured similarly, that is, will hold the same or comparable securities. Mondrian would not consider client relationships when analyzing securities and would not add a holding to, or remove one from, the approved list because of a client relationship.

Management of investment capacity

Where there is limited capacity in Mondrian’s investment products, there is a potential for a conflict of interest in relation to how that capacity is allocated when there is strong demand. With regard to a closing policy, Mondrian recognizes the importance and the challenge of managing the growth of assets under management without compromising the interests of existing clients. To this end, the company has a track record of closing products early. In recent years Mondrian has soft closed its core EAFE and all-cap Emerging Markets equity products. These closures have been carried out early to give existing clients some further, albeit limited, scope for contribution to funds invested. Also, capacity in these styles has been reserved for Mondrian’s co-mingled vehicles.

Performance fees

Where an investment firm has clients with a performance fee arrangement there is a risk that those clients could be favored over clients without performance fees. Mondrian charges fees as a proportion of assets under management. In a very limited number of situations, in addition to this fee basis, certain accounts also include a performance fee basis. The

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potential conflict of interest arising from these fee arrangements is addressed by Mondrian’s procedures for the allocation of aggregated trades among clients. Investment opportunities are allocated totally independently of fee arrangements.

Portfolio holdings disclosure

Detailed portfolio holdings information can potentially be used by one or more clients/shareholders to obtain advantage over others who do not have access to that information. There is a potential risk that Mondrian could make nonpublic portfolio holdings information available to one or more select clients before it is made available to all relevant clients. Conflicts of interest arising from access to nonpublic information are addressed in the Mondrian Investment Partners Limited Code of Ethics under “Policy Statement on Insider Trading and Securities Fraud”. Additionally, Mondrian has procedures in place to ensure that client portfolio holdings information (including co-mingled funds) is kept confidential and is not inappropriately released to one or more clients/shareholders ahead of others.

Portfolio pumping

Portfolio pumping is the act of bidding up the value of a client’s holdings immediately before the end of a calendar quarter, or other period when portfolio performance is measured. This is done by using a client’s funds to place an excessive volume of trades in securities held by another client. This may drive up the value of the holdings on a temporary basis. Mondrian does not permit trading for the purpose of temporarily improving the performance of a portfolio. Mondrian’s investment procedures require all changes to portfolio holdings to be approved by the relevant Investment Committee. Although portfolio performance is measured and reported to clients on a monthly basis, Mondrian’s clients assess portfolio returns and relative performance on a longer term basis, in accordance with Mondrian’s long-term investment approach.

Pricing and valuation

There is a potential conflict of interest inherent in every valuation where an investment management firm is compensated on asset size and/or portfolio performance. Mondrian has policies and procedures in place to ensure that an appropriate independent pricing source is used for all security types. Adherence to these policies and procedures is monitored using exception reporting, as well as regular review, testing and evaluation of the adequacy of the procedures.

Proxy voting

Mondrian has a potential conflict of interest with its underlying clients when it has discretion to exercise voting authority in respect to client securities. Mondrian has implemented Proxy Voting policies and procedures that are designed to ensure that it votes client securities in the best interest of clients. In order to facilitate the actual process of voting proxies, Mondrian has contracted with an independent company, Institutional Shareholder Services (“ISS”) to analyze proxy statements on behalf of its clients and vote proxies in accordance with its procedures.

Relationships with consultants

Investment consultants typically provide advisory services to Mondrian’s clients and Mondrian occasionally purchases services from these consultants. The conflict of interest in these relationships rests mainly with the investment consulting firm itself. However, Mondrian will take care to ensure that any services it purchases from such firms are appropriate and would not reasonably be considered to be an inducement to that firm.

Soft dollar arrangements

Where an investment manager has soft dollar arrangements in place with a broker/dealer there is a potential conflict of interest as trading volumes through that broker/dealer are usually important in ensuring that soft dollar targets are met. As is typical in the investment management industry, Mondrian client funds are used to pay brokerage commissions for the execution of transactions in the client’s portfolio. As part of that execution service, brokers generally provide proprietary research to their clients as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; and providing information on economic factors and trends. Proprietary research may be used by Mondrian in connection with its investment decision-making process with respect to one or more accounts managed by it, and it may or may not be used, or used exclusively, with respect to the account generating the brokerage. With the exception of the receipt of proprietary research, Mondrian has no other soft dollar or commission sharing arrangements in place with brokers.

Step-Out Trades

A step-out trade occurs when a brokerage firm executes an order, but gives other firms credit and some of the commission for the trade. Mondrian has no incentive to use step-out trades.

Transactions with affiliated brokers

Mondrian does not currently have any affiliated brokers.

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Window dressing

Window dressing is a strategy which can be used by portfolio managers near the end of a reporting period to improve the appearance of portfolio performance before presenting it to clients. To window dress, a portfolio manager may sell securities with large losses and purchase stocks that have done well, near the end of the reporting period. The list of holdings sent to clients will thus include the high performing securities, and exclude the poor performing securities. Window dressing can also be used to invest in securities that do not meet the style of an account, without clients being aware. Mondrian does not permit window dressing or other trading for the purpose of improving the appearance of a client’s performance. Mondrian’s investment procedures require all changes to portfolio holdings to be approved by the relevant Investment Committee. Although portfolio holdings are reported to clients on a monthly basis, Mondrian’s clients assess portfolio returns and relative performance on a longer term basis, in accordance with Mondrian’s long-term investment approach.

(6)	Donald Smith: Donald Smith & Co., Inc. is very sensitive to conflicts of interest that could possibly arise in its capacity of serving as an investment adviser. It remains committed to resolving any and all conflicts in the best interest of its clients.

Donald Smith & Co., Inc. is an independent investment advisor with no parent or subsidiary organizations. Additionally, it has no brokerage or investment banking activities.

Clients include mutual funds, public and corporate pension plans, endowments and foundations, and other separate accounts. Donald Smith & Co., Inc. has put in place systems, policies and procedures, which have been designed to maintain fairness in portfolio management across all clients. Potential conflicts between funds or with other types of accounts are managed via allocation policies and procedures, internal review processes, and direct oversight by Donald G. Smith, President.

(7)	Tradewinds: Actual or perceived conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented with the following potential conflicts, which is not intended to be an exhaustive list:

•

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Tradewinds seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

•

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Tradewinds has adopted procedures for fairly allocating limited opportunities across multiple accounts.

•

With respect to many of its clients’ accounts, Tradewinds determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Tradewinds may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Tradewinds may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

•

Finally, the appearance of a conflict of interest may arise where Tradewinds has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Tradewinds has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(8)	BHMS: Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Fund). BHMS manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes and oversight by directors and independent third parties to ensure that no client, regardless of type or fee structure, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

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(9)	MetWest Capital: MetWest Capital portfolio managers face inherent conflicts of interest in their day-to-day management of funds and other accounts because the funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the portfolio managers. For instance, to the extent that the portfolio managers manage accounts with different investment strategies than the funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a fund. Additionally, some of the accounts managed by the portfolio managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the funds. The differences in fee structures may provide an incentive to the portfolio managers to allocate more favorable trades to the higher-paying accounts.

To minimize the effects of these inherent conflicts of interest, MetWest Capital has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the potential conflicts associated with managing portfolios for multiple clients and ensure that all clients are treated fairly and equitably. Additionally, MetWest Capital minimizes inherent conflicts of interest by assigning the portfolio managers to accounts having similar objectives. Accordingly, security block purchases are allocated to all accounts with similar objectives in proportionate weightings. Furthermore, MetWest Capital has adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act and Rule 204A-1 under the Investment Advisers Act of 1940 to address potential conflicts associated with managing the funds and any personal accounts the portfolio managers may maintain.

The portfolio managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, MetWest Capital has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

(10)	Threadneedle: Threadneedle Investments portfolio managers may manage one or more mutual funds as well as other types of accounts, including proprietary accounts, separate accounts for institutions, and other pooled investment vehicles. Portfolio managers make investment decisions for an account or portfolio based on its investment objectives and policies, and other relevant investment considerations. A portfolio manager may manage a separate account or other pooled investment vehicle whose fees may be materially greater than the management fees paid by the Fund and may include a performance-based fee. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, and the aggregation and allocation of trades. In addition, the portfolio manager’s responsibilities at Threadneedle Investments include working as a securities analyst. This dual role may give rise to conflicts with respect to making investment decisions for accounts that he/she manages versus communicating his/her analyses to other portfolio managers concerning securities that he/she follows as an analyst.

Threadneedle Investments has a fiduciary responsibility to all of the clients for which it manages accounts. Threadneedle Investments seeks to provide best execution of all securities transactions and to aggregate securities transactions and then allocate securities to client accounts in a fair and timely manner. Threadneedle Investments has developed policies and procedures, including brokerage and trade allocation policies and procedures, designed to mitigate and manage the potential conflicts of interest that may arise from the management of multiple types of accounts for multiple clients.

(11)	DFA: Actual or apparent conflicts of interest may arise when a portfolio manager has the primary day-to-day responsibilities with respect to a mutual fund, such as the Variable Portfolio – DFA International Value Fund (“Fund”), and other accounts. Other accounts include registered mutual funds (including proprietary mutual funds advised by DFA or its affiliates), other unregistered pooled investment vehicles, and other accounts managed for organizations and individuals (“Accounts”). An Account may have similar investment objectives to the Fund, or may purchase, sell or hold securities that are eligible to be purchased, sold or held by a fund. Actual or apparent conflicts of interest include:

•

Time Management. The management of the Fund and other Accounts may result in a portfolio manager devoting unequal time and attention to the management of the fund and/or Accounts. DFA seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Certain Accounts managed by a portfolio manager within an investment discipline are managed using the same investment models.

•

Investment Opportunities. It is possible that at times identical securities will be held by the Fund and one or more Accounts. However, positions in the same security may vary and the length of time that the Fund may hold investments in the same security may likewise vary. If a portfolio manager identifies a limited investment opportunity that may be suitable for the Fund and one or more Accounts, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Accounts. To address these situations, DFA has adopted procedures for allocating portfolio transactions across multiple Accounts.

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•

Broker Selection. With respect to securities transactions for the Fund, DFA determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain Accounts (such as separate accounts), DFA may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, DFA or its affiliates may place separate, non-simultaneous, transactions for the Fund and another Account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the Account.

•

Performance-Based Fees. For some Accounts, DFA may be compensated based on the profitability of the Account, such as by a performance-based management fee. These incentive compensation structures may create a conflict of interest for DFA with regard to Accounts where DFA is paid based on a percentage of assets because the portfolio manager may have an incentive to allocate securities preferentially to the Accounts where DFA might share in investment gains.

•

Investment in an Account. A portfolio manager or his/her relatives may invest in an Account that he or she manages and a conflict may arise where he or she may therefore have an incentive to treat the Account in which the portfolio manager or his/her relatives invest preferentially as compared to other Accounts for which he or she has portfolio management responsibilities.

DFA has adopted certain compliance procedures that are reasonably designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(12)	Marsico Capital: A portfolio manager may manage accounts for other clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers of Marsico Capital make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that account. The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Although Marsico Capital does not track the time a portfolio manager spends on a single portfolio, it does assess whether a portfolio manager has adequate time and resources to effectively manage all of the accounts for which he is responsible. Marsico Capital seeks to manage competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline or complementary investment disciplines. Accounts within a particular investment discipline may often be managed by using generally similar investment strategies, subject to factors including particular account restrictions and objectives, account opening dates, cash flows, and other considerations. Even where multiple accounts are managed by the same portfolio manager within the same investment discipline, however, Marsico Capital may take action with respect to one account that may differ from the timing or nature of action taken with respect to another account because of different client-specific objectives or restrictions or for other reasons such as different cash flows. Accordingly, the performance of each account managed by a portfolio manager will vary.

Potential conflicts of interest may also arise when allocating and/or aggregating trades. Marsico Capital often aggregates into a single trade order several individual contemporaneous client trade orders in a single security. Under Marsico Capital’s trade management policy and procedures, when trades are aggregated on behalf of more than one account, such transactions will be allocated to participating client accounts in a fair and equitable manner. With respect to initial public offerings and other syndicated or limited offerings, it is Marsico Capital’s policy to seek to ensure that over the long term, accounts with the same or similar investment objectives or strategies will receive an equitable opportunity to participate meaningfully in such offerings and will not be unfairly disadvantaged. To deal with these situations, Marsico Capital has adopted policies and procedures for allocating transactions across multiple accounts. Marsico Capital’s policies also seek to ensure that portfolio managers do not systematically allocate other types of trades in a manner that would be more beneficial to one account than another. Marsico Capital’s compliance department monitors transactions made on behalf of multiple clients to seek to ensure adherence to its policies.

Marsico Capital has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that seek to minimize potential conflicts of interest that may arise because Marsico Capital advises multiple accounts. In addition, Marsico Capital monitors a variety of areas, including compliance with account investment guidelines and/or restrictions and compliance with the policies and procedures of Marsico Capital, including Marsico Capital’s Code of Ethics.

Structure of Compensation

(13)

Columbia Management: As of the funds’ most recent fiscal year end, the portfolio managers received all of their compensation in the form of salary, bonus, stock options, restricted stock, and notional investments through an incentive plan, the value of which is measured by reference to the performance of the funds in which the account is invested. A

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portfolio manager’s bonus is variable and generally is based on (1) an evaluation of the portfolio manager’s investment performance and (2) the results of a peer and/or management review of the portfolio manager, which takes into account skills and attributes such as team participation, investment process, communication and professionalism. In evaluating investment performance, the investment manager generally considers the one, three and five year performance of mutual funds and other accounts managed by the portfolio manager relative to the benchmarks and peer groups, emphasizing the portfolio manager’s three and five year performance. The investment manager also may consider a portfolio manager’s performance in managing client assets in sectors and industries assigned to the portfolio manager as part of his/her investment team responsibilities, where applicable. For portfolio managers who also have group management responsibilities, another factor in their evaluation is an assessment of the group’s overall investment performance.

The size of the overall bonus pool each year depends on, among other factors, the levels of compensation generally in the investment management industry (based on market compensation data) and the investment manager’s profitability for the year, which is largely determined by assets under management.

(14)	Columbia Management: The compensation of specified portfolio managers consists of (i) a base salary, (ii) an annual cash bonus, and (iii) equity incentive awards in the form of stock options and/or restricted stock. The annual cash bonus is based on management’s assessment of the employee’s performance relative to individual and business unit goals and objectives which, for portfolio manager Moore, may be based, in part, on achieving certain investment performance goals and retaining and attracting assets under management, and for portfolio manager Bergene, on developing competitive products, managing existing products, and selecting and monitoring subadvisers for Columbia funds. In addition, subject to certain vesting requirements, the compensation of portfolio manager Moore includes an annual award based on the performance of Ameriprise Financial over rolling three-year periods.

(15)	Turner: Investment professionals are compensated for superior investment results, not the level of assets in a strategy. Base salary, as well as the potential range of earnings for an individual, is benchmarked to the industry and to the individual’s level of experience. Merit bonuses are capped at a multiple of base salary, and performance targets are set and measured over multiple time periods to discourage undue risk in execution. A portion of investment professional bonus compensation is linked to a subjective teamwork and peer assessment. Finally, all of our investment professionals and traders are principals of the firm and, as such, have a long-term vested interest in the success of all of our investment strategies. Robert E. Turner, CFA, chairman and chief investment officer, and David Kovacs, CFA, chief investment officer, quantitative strategies, are responsible for setting base salaries, bonus targets, and making all subjective judgments related to the compensation for Turner’s Quantitative Equity Team members.

(16)	Donald Smith: All employees at Donald Smith & Co., Inc. are compensated on incentive plans. The compensation for portfolio managers, analysts and traders at Donald Smith consists of a base salary, a partnership interest in the firm’s profits, and possibly an additional, discretionary bonus. This discretionary bonus can exceed 100% of the base salary if performance for clients exceeds established benchmarks. The current benchmark utilized is the Russell 2000 Value Index. Additional distribution of firm ownership is a strong motivation for continued employment at Donald Smith & Co., Inc. Administrative personnel are also given a bonus as a function of their contribution and the profitability of the firm.

(17)	BHMS: In addition to base salary, all portfolio managers and analysts at BHMS share in a bonus pool that is distributed semi-annually. Portfolio managers and analysts are rated on their value added to the team-oriented investment process. Overall compensation applies with respect to all accounts managed and compensation does not differ with respect to distinct accounts managed by a portfolio manager. Compensation is not tied to a published or private benchmark. It is important to understand that contributions to the overall investment process may include not recommending securities in an analyst’s sector if there are no compelling opportunities in the industries covered by that analyst.

The compensation of portfolio managers is not directly tied to fund performance or growth in assets for any fund or other account managed by a portfolio manager and portfolio managers are not compensated for bringing in new business. Of course, growth in assets from the appreciation of existing assets and/or growth in new assets will increase revenues and profit. The consistent, long-term growth in assets at any investment firm is to a great extent, dependent upon the success of the portfolio management team. The compensation of the portfolio management team at BHMS will increase over time, if and when assets continue to grow through competitive performance. Lastly, many of our key investment personnel have a longer-term incentive compensation plan in the form of an equity interest in Barrow, Hanley, Mewhinney & Strauss, LLC.

(18)	MetWest Capital: Compensation for investment professionals consists of a base salary and revenue-sharing bonus. A material portion of each professional’s annual compensation is in the form of a bonus tied to firm revenues, results relative to clients’ benchmarks, overall client satisfaction and individual contribution.

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MetWest Capital’s compensation system is not determined on an account-specific basis. Rather, bonuses are tied to overall firm revenues and composite performance relative to the benchmark. To reinforce long-term focus, performance is measured over longer time periods (typically three to five years). Portfolio Managers and Analysts are encouraged to maintain a long-term focus and are not compensated for the number of their recommendations that are purchased in the portfolio. Rather, their bonuses are tied to overall strategy performance.

Long-term retention agreements have been put in place for eligible members of MetWest Capital’s investment team. These agreements augment those incentive opportunities already in place.

(19)	Columbia Management: Portfolio manager compensation is typically comprised of (i) a base salary, (ii) an annual cash bonus and may include (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual cash bonus is paid from a team bonus pool that is based on the performance of the accounts managed by the portfolio management team, which might include mutual funds, wrap accounts, institutional portfolios and hedge funds. Funding for the bonus pool is based upon a percentage of profits generated by the institutional portfolios they manage. Lynn Hopton and Yvonne Stevens may also be paid from a bonus pool based upon the performance of the mutual fund(s) they manage. Funding for this bonus pool is determined by a percentage of the aggregate assets under management in the mutual fund(s) they manage, and by the short term (typically one-year) and long-term (typically three-year) performance of the mutual fund(s) in relation to the relevant peer group universe. Senior management of Columbia Management has the discretion to increase or decrease the size of the bonus pool related to mutual funds and to determine the exact amount of each portfolio manager’s bonus paid from this portion of the bonus pool based on his/her performance as an employee. Senior management of Columbia Management does not have discretion over the size of the bonus pool related to institutional portfolios. Columbia Management portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in a company 401(k) plan, comparable to that received by other Columbia Management employees. Certain investment personnel are also eligible to defer a portion of their compensation. An individual making this type of election can allocate the deferral to the returns associated with one or more products they manage or support or to certain other products managed by their investment team. Depending upon their job level, Columbia Management portfolio managers may also be eligible for other benefits or perquisites that are available to all Columbia Management employees at the same job level.

(20)	Columbia Management: Portfolio manager compensation is typically comprised of (i) a base salary, (ii) an annual cash bonus, and may include (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual cash bonus, and in some instances the base salary, are paid from a team bonus pool that is based on the performance of the accounts managed by the portfolio management team, which might include mutual funds, wrap accounts, institutional portfolios and hedge funds. The bonus pool is determined by a percentage of the management fees on the accounts managed by the portfolio managers, including the fund. The percentage of management fees that fund the bonus pool is based on the short term (typically one-year) and long-term (typically three-year and five-year) performance of those accounts in relation to the relevant peer group universe. Funding for the bonus pool may also include a percentage of any performance fees earned on long/short mutual funds managed by the Team. With respect to hedge funds and separately managed accounts that follow a hedge fund mandate, funding for the bonus pool is a percentage of performance fees earned on the hedge funds or accounts managed by the portfolio managers. Columbia Management portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in a company 401(k) plan, comparable to that received by other Columbia Management employees. Depending upon their job level, Columbia Management portfolio managers may also be eligible for other benefits or perquisites that are available to all Columbia Management employees at the same job level.

(21)	DFA: Portfolio managers receive a base salary and bonus. Compensation of a portfolio manager is determined at the discretion of DFA and is based on a portfolio manager’s experience, responsibilities, the perception of the quality of his or her work efforts and other subjective factors. The compensation of portfolio managers is not directly based upon the performance of the mutual funds or other accounts that the portfolio managers manage. DFA reviews the compensation of each portfolio manager annually and may make modifications in compensation as it deems necessary to reflect changes in the market. Each portfolio manager’s compensation consists of the following:

•	Base salary. Each portfolio manager is paid a base salary. DFA considers the factors described above to determine each portfolio manager’s base salary.

•	Semi-Annual Bonus. Each portfolio manager may receive a semi-annual bonus. The amount of the bonus paid to each portfolio manager is based upon the factors described above.

Portfolio managers may be awarded the right to purchase restricted shares of the stock of DFA as determined from time to time by the Board of Directors of DFA or its delegees. Portfolio managers also participate in benefit and retirement plans and other programs available generally to all employees.

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In addition, portfolio managers may be given the option of participating in DFA’s Long Term Incentive Plan. The level of participation for eligible employees may be dependent on overall level of compensation, among other considerations. Participation in this program is not based on or related to the performance of any individual strategies or any particular client accounts.

(22)	Mondrian: Mondrian has the following programs in place to retain key investment staff:

1.	Competitive Salary — All investment professionals are remunerated with a competitive base salary.

2.	Profit Sharing Bonus Pool — All Mondrian staff, including portfolio managers and senior officers, qualify for participation in an annual profit sharing pool determined by the company’s profitability (approximately 30% of profits).

3.	Equity Ownership — Mondrian is 100% employee owned.

Incentives (Bonus and Equity Programs) focus on the key areas of research quality, long-term and short-term stock performance, teamwork, client service and marketing. As an individual’s ability to influence these factors depends on that individual’s position and seniority within the firm, so the allocation of participation in these programs will reflect this.

At Mondrian, the investment management of particular portfolios is not “star manager” based but uses a team system. This means that Mondrian’s investment professionals are primarily assessed on their contribution to the team’s effort and results, though with an important element of their assessment being focused on the quality of their individual research contribution.

Compensation Committee

In determining the amount of bonuses and equity awarded, Mondrian’s Board of Directors consults with the company’s Compensation Committee, who will make recommendations based on a number of factors including investment research, organization management, team work, client servicing and marketing.

Defined Contribution Pension Plan

All portfolio managers are members of the Mondrian defined contribution pension plan where Mondrian pays a regular monthly contribution and the member may pay additional voluntary contributions if they wish. The Plan is governed by Trustees who have responsibility for the trust fund and payments of benefits to members. In addition, the Plan provides death benefits for death in service and a spouse’s or dependant’s pension may also be payable.

Mondrian believes that this compensation structure, coupled with the opportunities that exist within a successful and growing business, are adequate to attract and retain high caliber employees.

(23)	Tradewinds: Tradewinds’ portfolio managers participate in a highly competitive compensation structure with the purpose of attracting and retaining the most talented investment professionals and rewarding them through a total compensation program as determined by the firm’s executive committee. The total compensation program consists of both a base salary and an annual bonus that can be a multiple of the base salary. The portfolio manager’s performance is formally evaluated annually based on a variety of factors. Bonus compensation for portfolio managers and research analysts is primarily a function of the firm’s overall annual profitability as well as the individual’s contribution, including the relative performance of their stock recommendations over a period of up to four years, depending on tenure. Tradewinds also evaluates and considers the professional’s quality of research and work ethic, as well as their contributions to portfolio strategy, teamwork, and collaboration. Additionally, programs allowing key employees to participate in the firm’s growth over time through grants of profit interests in Tradewinds have been in place since the firm’s formation. A new program is being put in place to continue grants of profit interests to key employees, including portfolio managers.

(24)	Threadneedle: To align the interests of our investment staff with those of our clients the remuneration plan for senior individuals comprises basic salary, an annual profit share (linked to individual performance and the profitability of the company) and a Long Term Incentive Plan known as the Equity Incentive Plan (“EIP”) linked to measures of Threadneedle’s corporate success. Threadneedle believes this encourages longevity of service.

The split between each component varies between investment professionals and will be dependent on performance and the type of funds they manage.

The split of the profit share focuses on three key areas of success:

•	Performance of own funds and research recommendations,

•	Performance of all portfolios in the individual’s team,

•	Broader contribution to the wider thinking of the investment team, e.g. idea generation, interaction with colleagues and commitment for example to assisting the sales effort.

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Consideration of the individual’s general contribution is designed to encourage fund managers to think beyond personal portfolio performance and considers contributions made in:

•	Inter-team discussions, including asset allocation, global sector themes and weekly investment meetings,

•	Intra-team discussion, stock research and investment insights,

•	Marketing support, including written material and presentations.

It is important to appreciate that in order to maximize an individual’s rating and hence their profit share, they need to score well in all areas. It is not sufficient to produce good personal fund performance without contributing effectively to the team and wider investment department. This structure is closely aligned with the Threadneedle’s investment principles of sharing ideas and effective communication.

(25)	Marsico Capital: The compensation package for portfolio managers of Marsico Capital is structured as a combination of base salary (reevaluated at least annually), and periodic cash bonuses. Base salaries may be adjusted upward or downward depending on Marsico Capital’s profitability. Bonuses are typically based on two other primary factors: (1) Marsico Capital’s overall profitability for the period, and (2) individual achievement and contribution. Exceptional individual efforts are typically rewarded through salary readjustments and through larger bonuses. No other special employee incentive arrangements are currently in place or being planned.

Portfolio manager compensation takes into account, among other factors, the overall performance of all accounts for which the portfolio manager provides investment advisory services. In receiving compensation such as bonuses, portfolio managers do not receive special consideration based on the performance of particular accounts, and do not receive compensation from accounts charging performance-based fees. In addition to salary and bonus, Marsico Capital’s portfolio managers may participate in other benefits such as health insurance and retirement plans on the same basis as other Marsico Capital employees. Marsico Capital’s portfolio managers also may be offered the opportunity to acquire equity interests in the firm’s parent company. Equity interests are subject to the financial risks of Marsico Capital’s business generally.

As a general matter, Marsico Capital does not tie portfolio manager compensation to specific levels of performance relative to fixed benchmarks (e.g., S&P 500 Index). Although performance is a relevant consideration, comparisons with fixed benchmarks may not always be useful. Relevant benchmarks vary depending on specific investment styles and client guidelines or restrictions, and comparisons to benchmark performance may at times reveal more about market sentiment than about a portfolio manager’s performance or abilities. To encourage a long-term horizon for managing client assets and concurrently minimizing potential conflicts of interest and portfolios risks, Marsico Capital evaluates a portfolio manager’s performance over periods longer than the immediate compensation period, and may consider a variety of measures in determining compensation, such as the performance of unaffiliated mutual funds or other portfolios having similar strategies as well as other measurements. Other factors that may be significant in determining portfolio manager compensation include, without limitation, the effectiveness of the manager’s leadership within Marsico Capital’s investment management team, contributions to Marsico Capital’s overall performance, discrete securities analysis, idea generation, the ability and willingness to support and train other analysts, and other considerations.

Statement of Additional Information – October 1, 2012	Page 117

ADMINISTRATIVE SERVICES

Each fund listed in the table below has an Administrative Services Agreement with Columbia Management. Under this agreement, the fund pays Columbia Management for providing administration and accounting services. The fee is calculated as follows:

Table 19. Administrative Services Agreement Fee Schedule

	Asset Levels and Breakpoints in Applicable Fees
Fund	$0 – 500,000,000	$500,000,001 – 1,000,000,000	$1,000,000,001 – 3,000,000,000	$3,000,000,001 – $12,000,000,000	$12,000,000,001 +
Columbia 120/20 Contrarian Equity	0.080%	0.075%	0.070%	0.060%	0.050%
Columbia Absolute Return Currency and Income
Columbia Absolute Return Emerging Markets Macro
Columbia Absolute Return Enhanced Multi-Strategy
Columbia Absolute Return Multi-Strategy
Columbia Asia Pacific ex-Japan
Columbia Commodity Strategy
Columbia Emerging Markets Opportunity
Columbia European Equity
Columbia Frontier
Columbia Global Bond
Columbia Global Equity
Columbia Global Extended Alpha
Columbia Multi-Advisor International Value
Columbia Multi-Advisor Small Cap Value
Columbia Select Smaller-Cap Value
Columbia AMT-Free Tax-Exempt Bond	0.070%	0.065%	0.060%	0.050%	0.040%
Columbia Diversified Bond
Columbia Emerging Markets Bond(a)
Columbia Floating Rate
Columbia High Yield Bond
Columbia Income Opportunities
Columbia Inflation Protected Securities
Columbia Limited Duration Credit
Columbia U.S. Government Mortgage
Columbia Active Portfolios – Diversified Equity Income	0.060%	0.055%	0.050%	0.040%	0.030%
Columbia Diversified Equity Income
Columbia Dividend Opportunity
Columbia Equity Value
Columbia Government Money Market
Columbia Large Core Quantitative
Columbia Large Growth Quantitative
Columbia Large Value Quantitative
Columbia Marsico Flexible Capital
Columbia Mid Cap Growth Opportunity
Columbia Mid Cap Value Opportunity
Columbia Money Market
Columbia Recovery and Infrastructure
Columbia Select Large-Cap Value
Columbia Seligman Communications and Information
Columbia Seligman Global Technology(b)
Columbia Strategic Allocation(a),(c)

Statement of Additional Information – October 1, 2012	Page 118

	Asset Levels and Breakpoints in Applicable Fees
Fund	$0 – 500,000,000	$500,000,001 – 1,000,000,000	$1,000,000,001 – 3,000,000,000	$3,000,000,001 – $12,000,000,000	$12,000,000,001 +
Columbia Income Builder Fund	0.020%	0.020%	0.020%	0.020%	0.020%
Columbia Portfolio Builder Aggressive
Columbia Portfolio Builder Conservative
Columbia Portfolio Builder Moderate
Columbia Portfolio Builder Moderate Aggressive
Columbia Portfolio Builder Moderate Conservative
Columbia Retirement Plus 2010
Columbia Retirement Plus 2015
Columbia Retirement Plus 2020
Columbia Retirement Plus 2025
Columbia Retirement Plus 2030
Columbia Retirement Plus 2035
Columbia Retirement Plus 2040
Columbia Retirement Plus 2045
	$0 – 250,000,000	$250,000,001 – $1,000,000,000	$1,000,000,001 – 3,000,000,000	$3,000,000,001 – $12,000,000,000	$12,000,000,001 +
Columbia Minnesota Tax-Exempt(d)	0.070%	0.065%	0.060%	0.050%	0.040%
	$0 – $500,000,000	$500,000,001 – $1,000,000,000	$1,000,000,001 – $3,000,000,000	$3,000,000,001 – $6,000,000,000	$6,000,000,001 +
Columbia Flexible Capital Income	0.060%	0.055%	0.050%	0.040%	0.040%

(a)	Prior to July 1, 2011, the investment manager received an annual fee ranging from 0.080% to 0.050% as asset levels increased.

(b)	Prior to March 1, 2011, the investment manager received an annual fee ranging from 0.080% to 0.050% as asset levels increased.

(c)	This fee applies to assets invested in securities, other than underlying mutual funds (including any exchange-traded funds (ETFs)) that pay an administrative services fee to Columbia Management, including other funds administered by the investment manager that do not pay an administrative fee, derivatives and individual securities. The fund does not pay an administrative services fee on assets that are invested in underlying funds, including any ETFs, that pay an administrative services fee to Columbia Management.

(d)	Prior to March 1, 2011, the investment manager received an annual fee ranging from 0.070% on the first $500,000,000, reducing to 0.040% as asset levels increased.

Prior to Jan. 1, 2011, the funds’ Administrative Services Agreement was with Ameriprise Financial. The fee is calculated for each calendar day on the basis of net assets as of the close of the preceding day. Fees paid in each of the last three fiscal periods are shown in the table below. The table also shows the fee rate applied to each fund’s net assets as of the most recent fiscal period. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 20. Administrative Fees

	Administrative services fees paid in:			Effective Fee Rate
Fund	2012	2011	2010
For funds with fiscal period ending January 31
Columbia Income Builder Fund	$135,995	$46,129	$45,313	0.020%
Columbia Portfolio Builder Aggressive	114,275	108,050	89,504	0.020
Columbia Portfolio Builder Conservative	57,671	53,134	45,451	0.020
Columbia Portfolio Builder Moderate	283,803	256,754	201,685	0.020
Columbia Portfolio Builder Moderate Aggressive	236,213	222,425	186,977	0.020
Columbia Portfolio Builder Moderate Conservative	100,373	91,647	75,988	0.020
For funds with fiscal period ending February 29
Columbia Equity Value(a)	370,489	430,923	391,620	0.060
For funds with fiscal period ending April 30
Columbia 120/20 Contrarian Equity	18,960	26,349	31,739	0.080
Columbia Recovery and Infrastructure	505,738	393,602	199,325	0.060

Statement of Additional Information – October 1, 2012	Page 119

	Administrative services fees paid in:						Effective Fee Rate
Fund	2012		2011		2010
For funds with fiscal period ending May 31
Columbia Absolute Return Emerging Markets Macro	$96,772		$2,220	(b)	N/A		0.080%
Columbia Absolute Return Enhanced Multi-Strategy	80,916		4,247	(c)	N/A		0.080
Columbia Absolute Return Multi-Strategy	143,094		6,945	(c)	N/A		0.080
Columbia Active Portfolios – Diversified Equity Income	35,913	(d)	N/A		N/A		0.050
Columbia Commodity Strategy	10,787	(e)	N/A		N/A		0.080
Columbia Diversified Equity Income(f)	1,241,940		2,237,285		$2,189,480		0.050
Columbia Dividend Opportunity(g)	1,436,783		911,737		681,093		0.050
Columbia Flexible Capital Income	22,256	(e)	N/A		N/A		0.060
Columbia High Yield Bond	1,044,473		1,148,320		1,077,547		0.060
Columbia Mid Cap Value Opportunity(h)	634,373		1,178,639		1,176,703		0.050
Columbia Multi-Advisor Small Cap Value	288,940		332,878		300,718		0.080
Columbia Select Large-Cap Value(i)	131,059		291,123		213,950		0.060
Columbia Select Smaller-Cap Value(j)	134,853		359,260		332,614		0.080
Columbia Seligman Communications and Information(k)	812,545		1,924,770		1,848,982		0.050
Columbia U.S. Government Mortgage	836,349		227,058		181,856		0.070
	2011		2010		2009
For funds with fiscal period ending July 31
Columbia Floating Rate	353,645		282,996		253,669		0.070
Columbia Income Opportunities	849,422		499,304		219,083		0.070
Columbia Inflation Protected Securities	375,558		451,332		515,776		0.070
Columbia Large Core Quantitative	1,858,033		1,911,088		1,094,618		0.050
Columbia Limited Duration Credit	476,431		317,896		123,147		0.070
Columbia Money Market	1,289,536		1,551,462		2,132,989		0.050
For funds with fiscal period ending August 31
Columbia Diversified Bond	2,918,620		2,608,739		2,122,615		0.060
Columbia Marsico Flexible Capital(l)	50,808		N/A		N/A		0.060
Columbia Minnesota Tax-Exempt	248,745		235,979		212,293		0.070
For funds with fiscal period ending September 30
Columbia Large Growth Quantitative	410,431		428,326		203,583		0.060
Columbia Large Value Quantitative	195,904		160,909		69,490		0.060
Columbia Strategic Allocation	737,125		890,778		962,590		0.070
For funds with fiscal period ending October 31
Columbia Absolute Return Currency and Income	144,680		162,872		417,444		0.080
Columbia Asia Pacific ex-Japan	412,388		172,133		7,807	(m)	0.080
Columbia Emerging Markets Bond	223,177		197,667		146,703		0.080
Columbia Emerging Markets Opportunity	487,573		491,606		280,656		0.080
Columbia European Equity	169,966		56,787		50,304		0.080
Columbia Frontier	99,107		76,326		10,073	*	0.080
Columbia Global Bond	383,033		400,481		401,109		0.080
Columbia Global Equity	363,610		366,549		340,869		0.080
Columbia Global Extended Alpha	9,339		6,913		4,908		0.080
Columbia Multi-Advisor International Value	426,248		568,821		651,133		0.080
Columbia Seligman Global Technology	375,435		405,545		102,757	*	0.070
For funds with fiscal period ending November 30
Columbia AMT-Free Tax-Exempt Bond	408,892		455,742		453,062		0.070
Columbia Government Money Market(n)	71,002		84,123		41,094	*	0.060
Columbia Mid Cap Growth Opportunity	574,048		549,847		339,961		0.060

*	Prior to June 15, 2009 for Columbia Seligman Global Technology and Columbia Government Money Market and prior to June 29, 2009 for Columbia Frontier the fund did not pay a separate administrative services fee. Fees for administration services were included in the fund’s management fees as charged by the fund’s pervious investment manager.

Statement of Additional Information – October 1, 2012	Page 120

(a)	The fund changed its fiscal year end in 2012 from March 31 to Feb. 29. For the fiscal year ended 2012, the information shown is for the period from April 1, 2011 to Feb. 29, 2012. For fiscal years ended 2011 and 2012, the information shown is from April 1, 2010 to March 31, 2011 and April 1, 2009 to March 31, 2010, respectively.

(b)	For the period from April 7, 2011 (commencement of operations) to May 31, 2011.

(c)	For the period from March 31, 2011 (commencement of operations) to May 31, 2011.

(d)	For the period from April 20, 2012 (commencement of operations) to May 31, 2012.

(e)	For the period from July 28, 2011 (commencement of operations) to May 31, 2012.

(f)	The fund changed its fiscal year end in 2012 from Sept. 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from Oct. 1, 2011 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Oct. 1, 2010 to Sept. 30, 2011 and Oct. 1, 2009 to Sept. 30, 2010, respectively. For the fiscal year from Oct. 1, 2008 to Sept. 30, 2009, the administrative services fees paid were $1,985,768 and the effective fee rate was 0.050%.

(g)	The fund changed its fiscal year end in 2012 from June 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from July 1, 2011 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from July 1, 2010 to June 30, 2011 and July 1, 2009 to June 30, 2010, respectively. For the fiscal year from July 1, 2008 to June 30, 2009, the administrative services fees paid were $642,082 and the effective fee rate was 0.060%.

(h)	The fund changed its fiscal year end in 2012 from Sept. 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from Oct. 1, 2011 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Oct. 1, 2010 to Sept. 30, 2011 and Oct. 1, 2009 to Sept. 30, 2010, respectively. For the fiscal year from Oct. 1, 2008 to Sept. 30, 2009, the administrative services fees paid were $946,227 and the effective fee rate was 0.050%.

(i)	The fund changed its fiscal year end in 2012 from Dec. 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from Jan. 1, 2012 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Jan. 1, 2011 to Dec. 31, 2011 and Jan. 1, 2010 to Dec. 31, 2010, respectively. For the fiscal year from Jan. 1, 2009 to Dec. 31, 2009, the administrative services fees paid were $76,758 and the effective fee rate was 0.060%. Prior to June 29, 2009, the fund did not pay a separate administrative services fee. Fees for administration services were included in the fund’s management fees as charged by the fund’s pervious investment manager.

(j)	The fund changed its fiscal year end in 2012 from Dec. 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from Jan. 1, 2012 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Jan. 1, 2011 to Dec. 31, 2011 and Jan. 1, 2010 to Dec. 31, 2010, respectively. For the fiscal year from Jan. 1, 2009 to Dec. 31, 2009, the administrative services fees paid were $96,841 and the effective fee rate was 0.080%. Prior to June 29, 2009, the fund did not pay a separate administrative services fee. Fees for administration services were included in the fund’s management fees as charged by the fund’s pervious investment manager.

(k)	The fund changed its fiscal year end in 2012 from Dec. 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from Jan. 1, 2012 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Jan. 1, 2011 to Dec. 31, 2011 and Jan. 1, 2010 to Dec. 31, 2010, respectively. For the fiscal year from Jan. 1, 2009 to Dec. 31, 2009, the administrative services fees paid were $868,517 and the effective fee rate was 0.050%. Prior to June 29, 2009, the fund did not pay a separate administrative services fee. Fees for administration services were included in the fund’s management fees as charged by the fund’s pervious investment manager.

(l)	For the period from Sept. 28, 2010 (when shares became publicly available) to Aug. 31, 2011.

(m)	For the period from July 15, 2009 (when the Fund became available) to Oct. 31, 2009.

(n)	The fund changed its fiscal year end in 2011 from Dec. 31 to Nov. 30. For the fiscal year ended 2011, the information shown is for the period from Jan. 1, 2011 to Nov. 30, 2011. For fiscal years ended 2010 and 2009, the information shown is from Jan. 1, 2010 to Dec. 31, 2010 and Jan. 1, 2009 to Dec. 31, 2009, respectively.

TRANSFER AGENCY SERVICES

The funds have a Transfer and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the “transfer agent”) located at 225 Franklin Street, Boston, MA 02110. This agreement governs the transfer agent’s responsibility for administering and/or performing transfer agent functions, for acting as service agent in connection with dividend and distribution functions and for performing shareholder account administration agent functions in connection with the issuance, exchange and redemption or repurchase of the fund’s shares.

For each share class other than Class I shares, the funds pay the transfer agent an open account fee determined by multiplying the number of open accounts by the annual rate of $21.00. Prior to July 1, 2012, the annual rate was $12.08. The annual per account fee is accrued daily and payable monthly. The fund will allocate the fee daily across their share classes based on the relative percentage of net assets of each class of shares.

In addition to the per-account fee, the fund pays their transfer agent (a) a fee with respect to Class A, Class B, Class C, Class R, Class R4 (beginning November 1, 2012), Class T, Class W and Class Z at the annual rate of 0.20% of the average aggregate value of shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services, Inc. is the broker of record or accounts where the beneficial owner is a customer of Ameriprise Financial Services, Inc., for which the transfer agent is reimbursed $16 annually, calculated monthly based on the total number of positions in which accounts at the end of such month) or (b) a fee with respect to Class K and Class R5 shares of 0.05% of the average aggregate value of shares maintained in omnibus accounts, provided that total transfer agency fees for Class K and Class R5 shares, including reimbursements, shall not exceed 0.05%. (Neither Class I shares not Class Y shares are subject to these fees relating to omnibus accounts.) Prior to November 1, 2012, Class R4 shares are subject to a lower transfer agency fee equal to (i) an annual fee of $21 per account and (ii) 0.05% of the average aggregate value of shares maintained in omnibus accounts.

Statement of Additional Information – October 1, 2012	Page 121

The fund also pays certain reimbursable out-of-pocket expenses to the transfer agent. The transfer agent also may retain as additional compensation for its services revenues for fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcripts due the transfer agent from fund shareholders and credits (net of bank charges) earned with respect to balances in accounts the transfer agent maintains in connection with its services to the funds. Class I shares do not pay transfer agency fees. Effective November 1, 2012, Class Y shares will not pay transfer agency fees for at least 12 months.

The fees paid to the transfer agent may be changed by the Board without shareholder approval.

PLAN ADMINISTRATION SERVICES

The funds that offer Class K shares have a Plan Administration Services Agreement with the transfer agent. Under the agreement the fund pays for plan administration services, including services such as implementation and conversion services, account set-up and maintenance, reconciliation and account recordkeeping, education services and administration to various plan types, including 529 plans, retirement plans and Health Savings Accounts (HSAs).

The fee for services is equal on an annual basis to 0.25% of the average daily net assets of the fund attributable to Class K shares.

The fees paid to the transfer agent may be changed by the Board without shareholder approval.

Prior to November 1, 2012, Class R4 shares were also subject to the Plan Administration Services Agreement and the related fee.

DISTRIBUTION SERVICES

Columbia Management Investment Distributors, Inc. (the “distributor”), an indirect wholly-owned subsidiary of Columbia Management, 225 Franklin Street, Boston, MA 02110, serves as the funds’ principal underwriter and distributor. Prior to June 1, 2009, for RiverSource and Threadneedle funds, RiverSource Distributors, Inc. also served as principal underwriter and distributor to the funds. The fund’s shares are offered on a continuous basis. Under a Distribution Agreement, sales charges deducted for distributing fund shares are paid to the distributor daily. The following table shows the sales charges paid to the distributor and the amount retained by the distributor after paying commissions and other expenses for each of the last three fiscal periods. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 21. Sales Charges Paid to Distributor

	Sales charges paid to Distributor			Amount retained after paying commissions and other expenses
Fund	2012	2011	2010	2012	2011	2010
For funds with fiscal period ending January 31
Columbia Income Builder Fund	$928,898	$322,807	$245,462	$91,353	$(27,665)	$(86,426)
Columbia Portfolio Builder Aggressive	1,399,274	1,574,105	1,656,276	308,923	394,806	417,384
Columbia Portfolio Builder Conservative	368,743	504,954	524,245	(102,293)	(10,703)	8,450
Columbia Portfolio Builder Moderate	2,982,585	3,173,653	2,911,626	283,038	452,841	507,020
Columbia Portfolio Builder Moderate Aggressive	2,893,670	3,162,530	3,171,640	522,545	697,760	795,856
Columbia Portfolio Builder Moderate Conservative	891,705	837,605	885,194	(24,766)	30,760	111,387
For funds with fiscal period ending February 29
Columbia Equity Value(a)	135,386	227,960	245,798	11,525	45,473	28,520
For funds with fiscal period ending April 30
Columbia 120/20 Contrarian Equity	8,248	18,664	44,207	(14,861)	(10,510)	2,401
Columbia Recovery and Infrastructure	817,596	359,158	1,817,351	196,860	(630,992)	337,598

Statement of Additional Information – October 1, 2012	Page 122

	Sales charges paid to Distributor						Amount retained after paying commissions and other expenses
Fund	2012		2011		2010		2012	2011		2010
For funds with fiscal period ending May 31
Columbia Absolute Return Emerging Markets Macro	$271		$0	(b)	N/A		$66	$0	(b)	N/A
Columbia Absolute Return Enhanced Multi-Strategy	184,779		47,292	(c)	N/A		66,341	12,337	(c)	N/A
Columbia Absolute Return Multi-Strategy	54,508		16,127	(c)	N/A		(6,792)	(743	)(c)	N/A
Columbia Active Portfolios – Diversified Equity Income	0	(d)	N/A		N/A		0 (d)	N/A		N/A
Columbia Commodity Strategy	0	(e)	N/A		N/A		0 (e)	N/A		N/A
Columbia Diversified Equity Income(f)	985,710		1,994,909		$2,471,025		100,190	280,285		$469,210
Columbia Dividend Opportunity(g)	3,377,748		1,576,417		1,058,723		1,594,822	444,443		175,949
Columbia Flexible Capital Income	11,959	(e)	N/A		N/A	(e)	4,109	N/A		N/A
Columbia High Yield Bond	973,589		941,458		1,321,507		162,621	133,482		297,716
Columbia Mid Cap Value Opportunity(h)	266,582		637,323		740,978		(4,014)	61,919		27,902
Columbia Multi-Advisor Small Cap Value	177,139		282,634		305,205		14,745	66,160		56,453
Columbia Select Large-Cap Value(i)	42,518		120,151		120,615		38,014	98,112		88,311
Columbia Select Smaller-Cap Value(j)	52,720		202,206		183,546		11,205	68,532		33,457
Columbia Seligman Communications and Information(k)	1,110,624		2,580,026		3,163,223		1,000,123	2,320,119		2,702,884
Columbia U.S. Government Mortgage	522,439		115,517		109,683		263,615	16,143		(17,796)
	2011		2010		2009		2011	2010		2009
For funds with fiscal period ending July 31
Columbia Floating Rate	594,876		240,774		189,836		46,944	(11,075)		11,806
Columbia Income Opportunities	863,014		1,196,954		951,690		61,113	271,045		251,745
Columbia Inflation Protected Securities	146,207		236,120		332,292		(11,904)	15,969		101,013
Columbia Large Core Quantitative	529,681		1,610,548		261,402		(468,394)	377,765		67,822
Columbia Limited Duration Credit	594,441		1,033,053		145,544		(110,348)	119,494		17,573
Columbia Money Market	67,101		106,803		367,743		67,101	106,058		367,712
For funds with fiscal period ending August 31
Columbia Diversified Bond	933,524		1,584,251		1,922,949		56,931	77,260		(92,219)
Columbia Marsico Flexible Capital	173,179	(l)	N/A		N/A		59,141 (l)	N/A		N/A
Columbia Minnesota Tax-Exempt	376,847		551,051		406,782		(64,338)	2,712		84,001
For funds with fiscal period ending September 30
Columbia Large Growth Quantitative	45,329		66,276		69,425		14,046	20,395		15,099
Columbia Large Value Quantitative	34,889		8,953		2,270		24,983	2,821		566
Columbia Strategic Allocation	929,592		1,306,148		2,055,294		98,387	98,496		347,495
For funds with fiscal period ending October 31
Columbia Absolute Return Currency and Income	11,309		16,140		118,256		(13,185)	(14,128)		40,664
Columbia Asia Pacific ex-Japan	5,187		0	(m)	N/A		3,826	0	(m)	N/A
Columbia Emerging Markets Bond	469,999		203,192		70,770		318,887	90,529		28,245
Columbia Emerging Markets Opportunity	530,826		724,041		558,505		108,836	173,575		140,308
Columbia European Equity	60,164		76,299		68,398		16,268	23,361		19,191
Columbia Frontier	45,826		39,206		1,357		5,423	7,033		735
Columbia Global Bond	138,452		222,999		218,412		15,289	26,401		32,697
Columbia Global Equity	224,680		283,968		361,007		33,788	38,823		60,748
Columbia Global Extended Alpha	42,581		8,879		8,674		25,952	2,679		3,445
Columbia Multi-Advisor International Value	240,883		400,262		580,503		24,070	47,685		68,413
Columbia Seligman Global Technology	430,051		584,870		221,563		253,578	334,231		184,936

Statement of Additional Information – October 1, 2012	Page 123

	Sales charges paid to Distributor			Amount retained after paying commissions and other expenses
Fund	2011	2010	2009	2011	2010	2009
For funds with fiscal period ending November 30
Columbia AMT-Free Tax-Exempt Bond	$313,281	$572,842	$477,836	$9,328	$126,310	$100,280
Columbia Government Money Market(n)	16,185	14,410	22,845	16,185	14,356	22,830
Columbia Mid Cap Growth Opportunity	410,627	514,901	453,947	73,602	127,719	131,709

(a)	The fund changed its fiscal year end in 2012 from March 31 to Feb. 29. For the fiscal year ended 2012, the information shown is for the period from April 1, 2011 to Feb. 29, 2012. For fiscal years ended 2011 and 2012, the information shown is from April 1, 2010 to March 31, 2011 and April 1, 2009 to March 31, 2010, respectively.

(b)	For the period from April 7, 2011 (commencement of operations) to May 31, 2011.

(c)	For the period from March 31, 2011 (commencement of operations) to May 31, 2011.

(d)	For the period from April 20, 2012 (commencement of operations) to May 31, 2012.

(e)	For the period from July 28, 2011 (commencement of operations) to May 31, 2012.

(f)	The fund changed its fiscal year end in 2012 from Sept. 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from Oct. 1, 2011 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Oct. 1, 2010 to Sept. 30, 2011 and Oct. 1, 2009 to Sept. 30, 2010, respectively. For the fiscal year from Oct. 1, 2008 to Sept. 30, 2009, the sales charges paid were $3,383,179 and the amount retained after paying commissions and other expenses was $496,151.

(g)	The fund changed its fiscal year end in 2012 from June 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from July 1, 2011 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from July 1, 2010 to June 30, 2011 and July 1, 2009 to June 30, 2010, respectively. For the fiscal year from July 1, 2008 to June 30, 2009, the sales charges paid were $798,182 and the amount retained after paying commissions and other expenses was $39,934.

(h)	The fund changed its fiscal year end in 2012 from Sept. 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from Oct. 1, 2011 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Oct. 1, 2010 to Sept. 30, 2011 and Oct. 1, 2009 to Sept. 30, 2010, respectively. For the fiscal year from Oct. 1, 2008 to Sept. 30, 2009, the sales charges paid were $954,172 and the amount retained after paying commissions and other expenses was $207,568.

(i)	The fund changed its fiscal year end in 2012 from Dec. 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from Jan. 1, 2012 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Jan. 1, 2011 to Dec. 31, 2011 and Jan. 1, 2010 to Dec. 31, 2010, respectively. For the fiscal year from Jan. 1, 2009 to Dec. 31, 2009, the sales charges paid were $83,550 and the amount retained after paying commissions and other expenses was $72,301.

(j)	The fund changed its fiscal year end in 2012 from Dec. 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from Jan. 1, 2012 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Jan. 1, 2011 to Dec. 31, 2011 and Jan. 1, 2010 to Dec. 31, 2010, respectively. For the fiscal year from Jan. 1, 2009 to Dec. 31, 2009, the sales charges paid were $73,571 and the amount retained after paying commissions and other expenses was $39,883.

(k)	The fund changed its fiscal year end in 2012 from Dec. 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from Jan. 1, 2012 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Jan. 1, 2011 to Dec. 31, 2011 and Jan. 1, 2010 to Dec. 31, 2010, respectively. For the fiscal year from Jan. 1, 2009 to Dec. 31, 2009, the sales charges paid were $3,487,463 and the amount retained after paying commissions and other expenses was $3,197,170.

(l)	For the period from Sept. 28, 2010 (when shares became publicly available) to Aug. 31, 2011.

(m)	For the period from July 15, 2009 (when the Fund became available) to Oct. 31, 2009.

(n)	The fund changed its fiscal year end in 2011 from Dec. 31 to Nov. 30. For the fiscal year ended 2011, the information shown is for the period from Jan. 1, 2011 to Nov. 30, 2011. For fiscal years ended 2010 and 2009, the information shown is from Jan. 1, 2010 to Dec. 31, 2010 and Jan. 1, 2009 to Dec. 31, 2009, respectively.

Part of the sales charge may be paid to selling dealers who have agreements with the distributor. The distributor will retain the balance of the sales charge. At times the entire sales charge may be paid to selling dealers.

PLAN AND AGREEMENT OF DISTRIBUTION

To help defray the cost of distribution and/or servicing not covered by the sales charges received under the Distribution Agreement, the Legacy RiverSource funds approved a Plan of Distribution (the “Plan”) and entered into an agreement under the Plan pursuant to Rule 12b-1 under the 1940 Act. The Plan is a reimbursement plan whereby the fund pays the distributor a fee up to actual expenses incurred.

Statement of Additional Information – October 1, 2012	Page 124

The table below shows the maximum annual distribution and/or service fees (as an annual percent of average daily net assets) and the combined amount of such fees (as an annual percent of average daily net assets) applicable to each share class of a Legacy RiverSource fund:

Share Class	Distribution Fee	Service Fee	Combined Total
Class A	up to 0.25%	up to 0.25%	0.25%(a)
Class B	0.75%	0.25%	1.00%(b)
Class C	0.75%	0.25%	1.00%(a)
Class I	None	None	None
Class K	None	0.25%(c)	0.25%(c)
Class R	up to 0.50%	up to 0.25%	0.50%(a),(d)
Class R4	None	None	None
Class R5	None	None	None
Class W	up to 0.25%	up to 0.25%	0.25%(a)
Class Z	None	None	None

(a)	Fee amounts noted apply to all funds other than Columbia Money Market Fund, which, for each of Class A and Class W shares, pays distribution and service fees of 0.10%, and for Class C shares pays distribution fees of 0.75%. The distributor has voluntarily agreed, effective April 15, 2010, to waive the 12b-1 fees it receives from Class A, Class C, Class R (formerly Class R2) and Class W shares of Columbia Money Market Fund and from Class A, Class C and Class R (formerly Class R2) shares of Columbia Government Money Market Fund. Compensation paid to broker-dealers and other financial intermediaries may be suspended to the extent of the distributor’s waiver of the 12b-1 fees on these specific share classes of these funds.

(b)	Fee amounts noted apply to all funds other than Columbia Money Market Fund, which pays distribution fees of up to 0.75% and service fees of up to 0.10% for a combined total of 0.85%. Effective after the close of business on Sept. 3, 2010, Class B shares will be closed to new and existing investors.

(c)	The shareholder service fees for Class K (formerly Class R4) shares are not paid pursuant to a 12b-1 plan. Under a Plan Administration Services Agreement, the funds’ Class K shares pay for plan administration services, including services such as implementation and conversion services, account set-up and maintenance, reconciliation and account recordkeeping, education services and administration to various plan types, including 529 plans, retirement plans and health savings accounts.

(d)	The Legacy RiverSource funds have a distribution and shareholder service plan for Class R shares, which, prior to the close of business on Sept. 3, 2010, were known as Class R2 shares. For Class R shares, the maximum fee under the plan reimbursed for distribution expenses is equal on an annual basis to 0.50% of the average daily net assets of the fund attributable to Class R shares. Of that amount, up to 0.25% may be reimbursed for shareholder service expenses.

The distribution and/or shareholder service fees for Class A, Class B, Class C, Class R and Class W shares, as applicable, are subject to the requirements of Rule 12b-1 under the 1940 Act, and are to reimburse the distributor for certain expenses it incurs in connection with distributing the fund’s shares and directly or indirectly providing services to fund shareholders. These payments or expenses include providing distribution and/or shareholder service fees to selling and/or servicing agents that sell shares of the fund or provide services to fund shareholders. The distributor may retain these fees otherwise payable to selling and/or servicing agents if the amounts due are below an amount determined by the distributor in its discretion.

For the Legacy RiverSource funds, for Class A, Class B and Class W shares, the distributor begins to pay these fees immediately after purchase. For Class C shares, the distributor pays these fees in advance for the first 12 months. Selling and/or servicing agents also receive distribution fees up to 0.75% of the average daily net assets of Class C shares sold and held through them, which the distributor begins to pay 12 months after purchase. For Class B shares, and, for the first 12 months following the sale of Class C shares, the distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling and/or servicing agents, and to pay for other distribution related expenses. Selling and/or servicing agents may compensate their financial advisors with the shareholder service and distribution fees paid to them by the Distributor.

If you maintain shares of the fund directly with the fund, without working directly with a financial advisor or selling and/or servicing agent, distribution and service fees are retained by the distributor as payment or reimbursement for incurring certain distribution and shareholder service related expenses.

Over time, these distribution and/or shareholder service fees will reduce the return on your investment and may cost you more than paying other types of sales charges. The fund will pay these fees to the distributor and/or to eligible selling and/or servicing agents for as long as the distribution and/or shareholder servicing plans continue in effect. The fund may reduce or discontinue payments at any time. Your selling and/or servicing agent may also charge you other additional fees for providing services to your account, which may be different from those described here.

Prior to November 1, 2012, Class R4 shares were subject to a distribution fee of 0.25% and a service fee that is not paid pursuant to a 12b-1 plan of 0.25%.

Statement of Additional Information – October 1, 2012	Page 125

For its most recent fiscal period, each fund paid 12b-1 fees as shown in the following table. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 22. 12b-1 Fees

Fund	Class A	Class B	Class C	Class R	Class R4*	Class T	Class W
For funds with fiscal period ending January 31
Columbia Income Builder Fund	$1,480,409	$407,933	$461,473	$24	N/A	N/A	N/A
Columbia Portfolio Builder Aggressive	1,202,263	572,842	326,036	14	N/A	N/A	N/A
Columbia Portfolio Builder Conservative	575,150	296,544	312,030	13	N/A	N/A	N/A
Columbia Portfolio Builder Moderate	2,966,419	1,327,245	985,492	64	N/A	N/A	N/A
Columbia Portfolio Builder Moderate Aggressive	2,480,076	1,191,854	688,261	13	N/A	N/A	N/A
Columbia Portfolio Builder Moderate Conservative	1,039,348	455,463	403,117	14	N/A	N/A	N/A
For funds with fiscal period ending February 29
Columbia Equity Value(a)	1,473,424	206,910	39,614	125	$17	N/A	$16,446
For funds with fiscal period ending April 30
Columbia 120/20 Contrarian Equity	50,946	6,944	26,038	N/A	N/A	N/A	N/A
Columbia Recovery and Infrastructure	1,310,666	176,205	430,769	1,069	N/A	N/A	N/A
For funds with fiscal period ending May 31
Columbia Absolute Return Emerging Markets Macro	263	25	25	13	N/A	N/A	71,244
Columbia Absolute Return Enhanced Multi-Strategy	107,278	739	38,612	14	N/A	N/A	29,813
Columbia Absolute Return Multi-Strategy	89,936	1,408	40,581	12	N/A	N/A	61,184
Columbia Active Portfolios – Diversified Equity Income(b)	151,442	N/A	N/A	N/A	N/A	N/A	N/A
Columbia Commodity Strategy(c)	N/A	N/A	N/A	N/A	N/A	N/A	5
Columbia Diversified Equity Income(d)	5,077,594	1,003,096	393,212	38,114	96,658	N/A	6
Columbia Dividend Opportunity(e)	5,005,889	487,813	809,770	9,215	N/A	N/A	43,337
Columbia Flexible Capital Income(c)	7,364	N/A	748	10	N/A	N/A	2,730
Columbia High Yield Bond	2,973,502	391,250	722,522	35,506	18,657	N/A	124,092
Columbia Mid Cap Value Opportunity(f)	1,557,669	356,346	239,324	52,596	87,653	N/A	6
Columbia Multi-Advisor Small Cap Value	678,460	209,901	91,536	14,201	6,607	N/A	N/A
Columbia Select Large-Cap Value(g)	266,072	13,140	197,518	23,835	N/A	N/A	33,703
Columbia Select Smaller-Cap Value(h)	326,671	59,042	155,353	21,497	N/A	N/A	N/A
Columbia Seligman Communications and Information(i)	2,972,107	240,819	3,097,616	94,009	28	N/A	N/A
Columbia U.S. Government Mortgage	1,400,959	102,783	208,078	N/A	N/A	N/A	N/A
For funds with fiscal period ending July 31
Columbia Floating Rate	883,275	118,867	355,882	250	N/A	N/A	11
Columbia Income Opportunities	1,555,194	389,119	849,581	14	N/A	N/A	6
Columbia Inflation Protected Securities	687,482	132,836	170,856	8,927	N/A	N/A	98,695
Columbia Large Core Quantitative	7,097,899	1,563,265	233,949	12,985	1	N/A	562,882
Columbia Limited Duration Credit	1,128,924	118,326	587,085	N/A	N/A	N/A	8,465
Columbia Money Market	N/A	181,782	N/A	N/A	N/A	N/A	N/A
For funds with fiscal period ending August 31
Columbia Diversified Bond	8,411,698	968,237	575,759	4,534	29	N/A	1,243,293
Columbia Marsico Flexible Capital(j)	73,108	N/A	42,807	26	N/A	N/A	N/A
Columbia Minnesota Tax-Exempt	832,167	46,928	222,304	N/A	N/A	N/A	N/A
For funds with fiscal period ending September 30
Columbia Large Growth Quantitative	879,911	24,630	19,012	45	N/A	N/A	304,053
Columbia Large Value Quantitative	23,190	10,377	11,695	38	N/A	$120,792	299,319
Columbia Strategic Allocation	2,277,282	678,292	350,699	21	N/A	N/A	N/A

Statement of Additional Information – October 1, 2012	Page 126

Fund	Class A	Class B	Class C	Class R	Class R4*	Class T	Class W
For funds with fiscal period ending October 31
Columbia Absolute Return Currency and Income	$125,950	$8,800	$40,165	N/A	N/A	N/A	$152,559
Columbia Asia Pacific ex-Japan	1,073	N/A	315	$73	N/A	N/A	N/A
Columbia Emerging Markets Bond	296,587	34,679	107,474	N/A	N/A	N/A	175,801
Columbia Emerging Markets Opportunity	1,223,131	328,266	355,394	69,831	N/A	N/A	6
Columbia European Equity	174,359	36,259	14,936	N/A	N/A	N/A	N/A
Columbia Frontier	175,785	62,186	111,678	620	N/A	N/A	N/A
Columbia Global Bond	576,522	148,822	58,417	27	N/A	N/A	150,398
Columbia Global Equity	988,842	227,384	156,879	329	N/A	N/A	11
Columbia Global Extended Alpha	13,933	2,990	2,446	55	N/A	N/A	N/A
Columbia Multi-Advisor International Value	922,930	395,106	77,683	N/A	N/A	N/A	N/A
Columbia Seligman Global Technology	1,017,097	175,044	791,804	49,664	N/A	N/A	N/A
For funds with fiscal period ending November 30
Columbia AMT-Free Tax-Exempt Bond	1,440,043	54,308	90,240	N/A	N/A	N/A	N/A
	N/A	19,126	N/A	N/A	N/A	N/A	N/A
Columbia Mid Cap Growth Opportunity	2,114,028	475,159	120,658	354	$72	N/A	N/A

*	Prior to November 1, 2012, Class R4 shares were subject to a distribution fee. The figures in this column represent fees for periods prior to such date.

(a)	The fund changed its fiscal year end in 2012 from March 31 to Feb. 29. The information shown is for the period from April 1, 2011 to Feb. 29, 2012.

(b)	For the period from April 20, 2012 (commencement of operations) to May 31, 2012.

(c)	For the period from July 28, 2011 (commencement of operations) to May 31, 2012.

(d)	The fund changed its fiscal year end in 2012 from Sept. 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from Oct. 1, 2011 to May 31, 2012. For the fiscal year from Oct. 1, 2010 to Sept. 30, 2011, the 12b-1 fees paid were $9,333,875 for Class A, $2,361,615 for Class B, $683,048 for Class C, $57,984 for Class R, $268,935 for Class R3 and $9 for Class W.

(e)	The fund changed its fiscal year end in 2012 from June 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from July 1, 2011 to May 31, 2012. For the fiscal year from July 1, 2010 to June 30, 2011, the 12b-1 fees paid were $3,283,855 for Class A, $620,403 for Class B, $336,200 for Class C, $1,547 for Class R, $2 for Class R3 and $30,434 for Class W.

(f)	The fund changed its fiscal year end in 2012 from Sept. 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from Oct. 1, 2011 to May 31, 2012. For the fiscal year from Oct. 1, 2010 to Sept. 30, 2011, the 12b-1 fees paid were $3,114,202 for Class A, $890,448 for Class B, $468,277 for Class C, $93,316 for Class R, $177,082 for Class R3 and $10 for Class W.

(g)	The fund changed its fiscal year end in 2012 from Dec. 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from Jan. 1, 2012 to May 31, 2012. For the fiscal year from Jan. 1, 2011 to Dec. 31, 2011, the 12b-1 fees paid were $683,328 for Class A, $41,439 for Class B, $484,328 for Class C, $55,934 for Class R and $51,090 for Class W.

(h)	The fund changed its fiscal year end in 2012 from Dec. 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from Jan. 1, 2012 to May 31, 2012. For the fiscal year from Jan. 1, 2011 to Dec. 31, 2011, the 12b-1 fees paid were $863,549 for Class A, $208,219 for Class B, $449,212 for Class C, and $67,844 for Class R.

(i)	The fund changed its fiscal year end in 2012 from Dec. 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from Jan. 1, 2012 to May 31, 2012. For the fiscal year from Jan. 1, 2011 to Dec. 31, 2011, the 12b-1 fees paid were $7,201,633 for Class A, $712,226 for Class B, $7,456,504 for Class C, $241,668 for Class R and $117 for Class R3.

(j)	For the period from Sept. 28, 2010 (when shares became publicly available) to Aug. 31, 2011.

(k)	The fund changed its fiscal year end in 2011 from Dec. 31 to Nov. 30. The information shown is for the period from Jan. 1, 2011 to Nov. 30, 2011.

Statement of Additional Information – October 1, 2012	Page 127

For funds with Class B and Class C shares:

The following table provides the amount of distribution expenses, as a dollar amount and as a percentage of net assets, incurred by the distributor and not yet reimbursed (“unreimbursed expense”) for Class B and Class C shares. These amounts are based on the most recent information available as of June 30, 2012 and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Table 23. Unreimbursed Distribution Expenses

	Class B	Percentage of Class B net assets	Class C	Percentage of Class C net assets
Columbia 120/20 Contrarian Equity Fund	$65,000	12.29%	$16,000	0.62%
Columbia Absolute Return Currency and Income Fund	57,000	9.83%	24,000	0.89%
Columbia Absolute Return Enhanced Multi-Strategy Fund	4,000	4.39%	27,000	0.48%
Columbia Absolute Return Multi-Strategy Fund	13,000	7.65%	23,000	0.45%
Columbia AMT-Free Tax-Exempt Bond Fund	294,000	8.39%	95,000	0.75%
Columbia Asia Pacific ex-Japan Fund	N/A	N/A	1,000	2.17%
Columbia Diversified Bond Fund	6,198,000	11.09%	833,000	1.37%
Columbia Diversified Equity Income Fund	10,395,000	7.35%	726,000	1.28%
Columbia Dividend Opportunity Fund	3,403,000	5.74%	1,152,000	0.73%
Columbia Emerging Markets Bond Fund	122,000	3.91%	279,000	0.76%
Columbia Emerging Markets Opportunity Fund	651,000	3.70%	1,362,000	6.03%
Columbia Equity Value Fund	1,004,000	5.80%	54,000	1.37%
Columbia European Equity Fund	114,000	5.86%	27,000	1.77%
Columbia Floating Rate Fund	817,000	8.98%	324,000	0.72%
Columbia Frontier Fund	308,000	9.33%	1,311,000	13.15%
Columbia Global Bond Fund	845,000	10.41%	90,000	1.33%
Columbia Global Equity Fund	900,000	6.43%	1,441,000	7.84%
Columbia Global Extended Alpha Fund	41,000	11.57%	13,000	1.33%
Columbia Government Money Market Fund	118,000	5.36%	2,523,000	19.11%
Columbia High Yield Bond Fund	2,559,000	7.40%	8,598,000	11.16%
Columbia Income Builder Fund	4,622,000	11.85%	508,000	0.68%
Columbia Income Opportunities Fund	1,217,000	4.08%	332,000	0.25%
Columbia Inflation Protected Securities Fund	985,000	10.24%	203,000	0.94%
Columbia Large Core Quantitative Fund	7,885,000	7.31%	1,296,000	5.06%
Columbia Large Growth Quantitative Fund	115,000	6.93%	23,000	0.91%
Columbia Large Value Quantitative Fund	4,000	0.44%	2,000	0.11%
Columbia Limited Duration Credit Fund	663,000	7.79%	690,000	0.79%
Columbia Marsico Flexible Capital Fund	N/A	N/A	46,000	0.41%
Columbia Mid Cap Growth Opportunity Fund	1,409,000	5.47%	102,000	1.14%
Columbia Mid Cap Value Opportunity Fund	3,637,000	7.41%	376,000	1.23%
Columbia Minnesota Tax-Exempt fund	139,000	0.28%	285,000	0.86%
Columbia Money Market Fund	4,882,000	172.21%	297,000	2.80%
Columbia Multi-Advisor International Value Fund	2,521,000	16.31%	144,000	3.13%
Columbia Multi-Advisor Small Cap Value Fund	1,266,000	7.35%	124,000	1.41%
Columbia Portfolio Builder Aggressive Fund	2,086,000	4.46%	226,000	0.66%
Columbia Portfolio Builder Conservative Fund	1,961,000	8.35%	273,000	0.70%
Columbia Portfolio Builder Moderate Aggressive Fund	4,858,000	4.90%	1,248,000	1.60%
Columbia Portfolio Builder Moderate Conservative Fund	2,789,000	6.97%	394,000	0.77%
Columbia Portfolio Builder Moderate Fund	6,611,000	5.81%	1,698,000	1.46%

Statement of Additional Information – October 1, 2012	Page 128

	Class B	Percentage of Class B net assets	Class C	Percentage of Class C net assets
Columbia Recovery and Infrastructure Fund	$39,000	0.29%	$92,000	0.25%
Columbia Select Large-Cap Value Fund	51,000	1.91%	2,864,000	6.38%
Columbia Select Smaller-Cap Value Fund	793,000	6.35%	2,684,000	7.87%
Columbia Seligman Communications and Information Fund	339,000	0.70%	20,716,000	3.05%
Columbia Seligman Global Technology Fund	277,000	2.54%	4,555,000	6.45%
Columbia Strategic Allocation Fund	4,414,000	9.36%	375,000	1.20%
Columbia U.S. Government Mortgage Fund	710,000	8.49%	251,000	0.72%

PAYMENTS TO FINANCIAL INTERMEDIARIES

Additional Financial Intermediary Payments

Financial intermediaries may receive different commissions, sales charge reallowances and other payments with respect to sales of different classes of shares of the funds. For purposes of this section the term “financial intermediary” includes any insurance company, broker/dealer, bank, bank trust department, registered investment adviser, financial planner, retirement plan or other third party administrator and any other institution, including Ameriprise Financial and its affiliates, having a selling, services or any similar agreement with the distributor and other Ameriprise Financial affiliates.

The distributor and other Ameriprise Financial affiliates may pay additional compensation to selected financial intermediaries, including other Ameriprise Financial affiliates, under the categories described below. These categories are not mutually exclusive, and a single financial intermediary may receive payments under all categories. These payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of a fund to its customers. The amount of payments made to financial intermediaries may vary. In determining the amount of payments to be made, the distributor and other Ameriprise Financial affiliates may consider a number of factors, including, without limitation, asset mix and length of relationship with the financial intermediary, the size of the customer/shareholder base of the financial intermediary, the manner in which customers of the financial intermediary make investments in the funds, the nature and scope of marketing support or services provided by the financial intermediary (as described more fully below) and the costs incurred by the financial intermediary in connection with maintaining the infrastructure necessary or desirable to support investments in the funds.

These additional payments by the distributor and other Ameriprise Financial affiliates are made pursuant to agreements between the distributor and other Ameriprise Financial affiliates and financial intermediaries, and do not change the price paid by investors for the purchase of a share, the amount a fund will receive as proceeds from such sales or the distribution fees and expenses paid by the fund as shown under the heading Fees and Expenses of the Fund in the fund’s prospectuses.

Marketing Support Payments

The distributor and the investment manager may make payments, from their own resources, to certain financial intermediaries, including other Ameriprise Financial affiliates, for marketing support services relating to the Fund Family (Funds), including, but not limited to, business planning assistance, educating financial intermediary personnel about the funds and shareholder financial planning needs, placement on the financial intermediary’s preferred or recommended fund list or otherwise identifying the funds as being part of a complex to be accorded a higher degree of marketing support than complexes not making such payments, access to sales meetings, sales representatives and management representatives of the financial intermediary, client servicing and systems infrastructure support. These payments are generally based upon one or more of the following factors: average net assets of the Funds distributed by the distributor attributable to that financial intermediary, gross sales of the Funds distributed by the distributor attributable to that financial intermediary, reimbursement of ticket charges (fees that a financial intermediary firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment.

While the financial arrangements vary for each financial intermediary, the marketing support payments to each financial intermediary generally are expected to be between 0.05% and 0.50% on an annual basis for payments based on average net assets of the funds attributable to the financial intermediary, and between 0.05% and 0.25% on an annual basis for a financial intermediary receiving a payment based on gross sales of the funds attributable to that intermediary. The distributor and the investment manager may make payments in materially larger amounts or on a basis materially different from those described above when dealing with certain financial intermediaries, including affiliates of Bank of America Corporation. Such increased payments to a financial intermediary may enable the financial intermediary to offset credits that it may provide to customers.

Statement of Additional Information – October 1, 2012	Page 129

As of the date of this SAI, the distributor and/or the investment manager had agreed to make marketing support payments with respect to the funds to the financial intermediaries or their affiliates shown below.

•	The 401k Company
•	ADP Broker-Dealer, Inc.
•	AIG/American General
•	American Century Investment Management, Inc.
•	Ameriprise Financial Services, Inc.
•	Ascensus, Inc.
•	AXA Advisors
•	Benefit Plans Administrative Services, Inc.
•	Boston Financial Data Services, Inc.
•	Charles Schwab Trust Company
•	Charles Schwab and Company, Inc.
•	City National Bank
•	Clearview Correspondent Services
•	Commonwealth Financial Network
•	CPI Qualified Plan Consultants
•	Daily Access Concepts
•	Davenport & Company
•	Digital Retirement Solutions, Inc.
•	Edward D Jones & Co., L.P.
•	Expertplan, Inc.
•	Fidelity Brokerage Services/National Financial Services
•	Fidelity Investments Institutional Operations Company/Fidelity Investments Institutional Service Company
•	Financial West Investment Group
•	FTJ Fund Choice, LLC
•	Genworth
•	GWFS Equities, Inc.
•	Hartford Life Insurance Company
•	Hartford Securities Distribution Company, Inc.
•	Hewitt Associates
•	ICMA Retirement Corp.
•	ING Institutional Plan Services, LLC
•	ING Life Insurance and Annuity Company
•	Janney Montgomery Scott, Inc.
•	J.J.B. Hilliard, W.L. Lyons, Inc.
•	J.P. Morgan Chase Bank, N.A.
•	J.P. Morgan Retirement Plan Services, LLC
•	John Hancock Life Insurance Company
•	John Hancock Life Insurance Company New York
•	Kaufman and Globe Associates
•	Lincoln Financial Advisor Corp.
•	Lincoln Investment Planning
•	Lincoln Retirement Services Company LLC
•	LPL Financial Corporation
•	Marshall & Illsley Trust Company, N.A.
•	Massachusetts Mutual Life Insurance Company
•	MSCS Financial Services, LLC (Matrix)
•	Mercer HR Services, LLC
•	Merrill Lynch Life Insurance Company
•	Merrill Lynch, Pierce, Fenner & Smith, Inc.
•	Mid Atlantic Capital Corporation
•	Minnesota Life Insurance Company
•	Monumental Life Insurance Co.
•	Morgan Keegan & Company
•	Morgan Stanley Smith Barney
•	Nationwide Investment Services
•	Newport Retirement Services, Inc.
•	NYLife Distributors LLC
•	Oppenheimer & Co. Inc.
•	Plan Administrators, Inc.
•	Pension Specialists
•	Pershing
•	PNC Bank, N.A.
•	Princeton Retirement Group, Inc.
•	Principal Life Insurance Company
•	Prudential Insurance Company of America/Prudential Investments Retirement Services
•	Prudential Investment Management Services LLC/ Prudential Investments LLC
•	Raymond James & Associates, Inc. and Raymond James Financial Services, Inc.
•	RBC Capital Markets Corporation
•	Reliance Trust Company
•	Ridge Clearing & Outsourcing
•	R.W. Baird
•	Scott and Stringfellow
•	Securities America, Inc.
•	Standard Retirement Services, Inc.
•	Standard Insurance Company
•	Southwest Securities
•	State of NY – Deferred Compensation Board of the State of New York
•	Sterne Agee Financial Services, Inc.
•	Stifel Nicolaus & Co.
•	T. Rowe Price Retirement Plan Services, Inc.
•	TD Ameritrade Trust Company
•	The Retirement Plan Company, LLC
•	TIAA CREF
•	UBS Financial Services, Inc.
•	UMB Bank
•	Unified Trust
•	Upromise Investments, Inc.
•	U.S. Trust
•	USAA Investment Management Company
•	Valic Retirement Services Company
•	The Vanguard Group, Inc. & Vanguard Marketing Corp.
•	Vertical Management Systems, Inc.
•	Wells Fargo Bank, N.A.
•	Wells Fargo Funds Management, LLC
•	Wilmington Trust Company
•	Wilmington Trust Retirement and Institutional Services Company

Statement of Additional Information – October 1, 2012	Page 130

Other Payments

From time to time, the distributor, from its own resources, may provide additional compensation to certain financial intermediaries that sell or arrange for the sale of shares of the funds to the extent not prohibited by laws or the rules of any self-regulatory agency, such as the Financial Industry Regulatory Authority (FINRA). Such compensation provided by the distributor may include financial assistance to financial intermediaries that enable the distributor to participate in and/or present at financial intermediary-sponsored conferences or seminars, sales or training programs for invited registered representatives and other financial intermediary employees, financial intermediary entertainment and other financial intermediary-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, retention and due diligence trips. The distributor makes payments for entertainment events it deems appropriate, subject to the distributor’s internal guidelines and applicable law. These payments may vary depending upon the nature of the event.

Your financial intermediary may charge you fees or commissions in addition to those disclosed in this SAI. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants may have a conflict of interest or financial incentive for recommending a particular fund or a particular share class over other funds or share classes. Employees of Ameriprise Financial and its affiliates, including employees of affiliated broker-dealers and insurance companies, may be separately incented to include shares of the funds in Contracts offered by affiliated insurance companies, as employee compensation and business unit operating goals at all levels are generally tied to the success of Ameriprise Financial. Certain employees, directly or indirectly, may receive higher compensation and other benefits as investment in the funds increases. In addition, management, sales leaders and other employees may spend more of their time and resources promoting Ameriprise Financial and its subsidiary companies, including the distributor and the investment manager, and the products they offer, including the funds.

CUSTODIAN SERVICES

The funds’ securities and cash are held pursuant to a custodian agreement with JPMorgan Chase Bank, N.A. (JPMorgan), 1 Chase Manhattan Plaza, 19th Floor, New York, NY 10005. The custodian is permitted to deposit some or all of their securities in central depository systems as allowed by federal law. For its services, each fund pays its custodian a maintenance charge and a charge per transaction in addition to reimbursing the custodian’s out-of-pocket expenses.

As part of this arrangement, securities purchased outside the United States are maintained in the custody of various foreign branches of JPMorgan or in other financial institutions as permitted by law and by the fund’s custodian agreement.

BOARD SERVICES CORPORATION

The funds have an agreement with Board Services Corporation (Board Services) located at 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402. This agreement sets forth the terms of Board Services’ responsibility to serve as an agent of the funds for purposes of administering the payment of compensation to each Independent Trustee, to provide office space for use by the funds and their Board, and to provide any other services to the Board or the Independent Trustees, as may be reasonably requested.

ORGANIZATION AND MANAGEMENT OF WHOLLY-OWNED SUBSIDIARIES

As described herein and in its prospectus, Columbia Commodity Strategy Fund may invest up to 25% of its total assets in one or more of its wholly-owned subsidiaries (previously defined collectively as the “Subsidiary”). At the commencement of operations of Columbia Commodity Strategy Fund it is expected that, initially, one wholly-owned subsidiary of Columbia Commodity Strategy Fund will operate to provide the Fund with exposure to the commodities markets. The Subsidiary is a limited liability company organized under the laws of the Cayman Islands, whose registered office is located at the offices of P.O. Box 309, Ugland House, Grand Cayman Islands. The Subsidiary’s affairs are overseen by its own board of directors. However, the Board of Columbia Commodity Strategy Fund maintains oversight responsibility for investment activities of

Statement of Additional Information – October 1, 2012	Page 131

the Subsidiary generally as if the Subsidiary’s investments were held directly by the Fund. The following individuals serve as Directors of the Subsidiary:

Name, address, year of birth	Position held with Subsidiary and length of service	Principal occupation during past five years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 1964	Director since 2011	Senior Vice President and General Manager – Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds since 2009 (previously Senior Vice President and Chief Financial Officer, June 2008-January 2009); President, Atlantic Funds and Nations Funds since 2009; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Treasurer, Columbia Funds, October 2003-May 2008; Treasurer, the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000-December 2006
Christopher C. Thompson 225 Franklin Street Boston, MA 02110 1964	Director since 2011	Senior Vice President and Head of Product Management and Marketing, Columbia Management Investment Advisers, LLC since May 2010; Managing Director and Heal of Product Management, Putnam Investments, 2007-2010; Head of Defined Contribution Investment Only Business, Putnam Investments, 2005-2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Director since 2011	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002

As noted above, Columbia Management is responsible for the Subsidiary’s day-to-day business pursuant to an Addendum to Columbia Commodity Strategy Fund’s Investment Management Services Agreement with Columbia Management and Threadneedle selects the Subsidiary’s investments pursuant to an Addendum to the subadvisory agreement with Columbia Management. Under these agreements, Columbia Management and Threadneedle provide the Subsidiary with the same type of management and subadvisory services, under the same terms, as are provided to Columbia Commodity Strategy Fund. Additionally, pursuant to the terms of an Addendum to Columbia Commodity Strategy Fund’s Administrative Services Agreement, Columbia Management provides administrative services to the Subsidiary.

The Subsidiary has entered into a separate contract for the provision of custodian services with the funds’ custodian, JPMorgan Chase Bank, N.A. (JPMorgan). The Subsidiary has also entered into arrangements with Ernst & Young LLP to serve as the Subsidiary’s independent auditor. In managing the Subsidiary’s investment portfolio, and in adhering to Columbia Commodity Strategy Fund’s compliance policies and procedures, Columbia Management will treat the assets of the Subsidiary generally as if the assets were held directly by the Fund. The Chief Compliance Officer makes periodic reports to the Board of Columbia Commodity Strategy Fund regarding the management and operations of the Subsidiary.

The Subsidiary will bear the fees and expenses incurred in connection with the custody services that it receives. Columbia Commodity Strategy Fund expects that the expenses borne by the Subsidiary will not be material in relation of the value of the Fund’s assets.

Please refer to the section titled “Taxes — The Subsidiary” for information about certain tax aspects of Columbia Commodity Strategy Fund’s investment in the Subsidiary.

Statement of Additional Information – October 1, 2012	Page 132

Organizational Information

Each fund is an open-end management investment company. The funds’ headquarters are at 901 S. Marquette Ave., Suite 2810, Minneapolis, MN 55402-3268.

SHARES

The shares of a fund represent an interest in that fund’s net assets only (and profits or losses), and, in the event of liquidation, each share of a fund would have the same rights to dividends and assets as every other share of that fund.

VOTING RIGHTS

As a shareholder in a fund, you have voting rights over the fund’s management and fundamental policies. You are entitled to vote based on your total dollar interest in the fund. Each class, if applicable, has exclusive voting rights with respect to matters for which separate class voting is appropriate under applicable law. Shares of the Columbia and RiverSource funds, have cumulative voting rights with respect to the election of Board members. This means that you have as many votes as the dollar amount you own, including the fractional amount, multiplied by the number of members to be elected, all of which may, in the shareholder’s discretion, be voted for a single Board member.

DIVIDEND RIGHTS

Dividends paid by a fund, if any, with respect to each applicable class of shares will be calculated in the same manner, at the same time, on the same day, and will be in the same amount, except for differences resulting from differences in fee structures.

SHAREHOLDER LIABILITY

For funds organized as Massachusetts business trusts, under Massachusetts law, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for its obligation. However, the Declaration of Trust that establishes a trust, a copy of which, together with all amendments thereto (the “Declaration of Trust”), is on file with the office of the Secretary of the Commonwealth of Massachusetts for each applicable fund, contains an express disclaimer of shareholder liability for acts or obligations of the Trust, or of any fund in the Trust. The Declaration of Trust provides that, if any shareholder (or former shareholder) of a fund in the Trust is charged or held to be personally liable for any obligation or liability of the Trust, or of any fund in the Trust, solely by reason of being or having been a shareholder and not because of such shareholder’s acts or omissions or for some other reason, the Trust (upon request of the shareholder) shall assume the defense against such charge and satisfy any judgment thereon, and the shareholder or former shareholder (or the heirs, executors, administrators or other legal representatives thereof, or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled (but solely out of the assets of the fund of which such shareholder or former shareholder is or was the holder of shares) to be held harmless from and indemnified against all loss and expense arising from such liability.

The Declaration of Trust also provides that the Trust may maintain appropriate insurance (for example, fidelity bond and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually, but only upon the assets and property of the Trust, and that the Trustees will not be liable for any action or failure to act, errors of judgment, or mistakes of fact or law, but nothing in the Declaration of Trust or other agreement with a Trustee protects a Trustee against any liability to which he or she would otherwise be subject by reason of his or her willful bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. By becoming a shareholder of the fund, each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Declaration of Trust.

Statement of Additional Information – October 1, 2012	Page 133

Table 24. Fund History Table

Fund*	Date of Organization	Date Began Operations	Form of Organization	State of Organization	Fiscal Year End	Diversified**
Columbia Funds Series Trust II(1),(2)	1/27/06		Business Trust	MA	4/30
Columbia 120/20 Contrarian Equity Fund		10/18/07			4/30	Yes
Columbia Absolute Return Currency and Income Fund		6/15/06			10/31	Yes
Columbia Absolute Return Emerging Markets Macro Fund		4/11/11			5/31	No
Columbia Absolute Return Enhanced Multi-Strategy Fund		4/7/11			5/31	Yes
Columbia Absolute Return Multi-Strategy Fund		4/7/11			5/31	Yes
Columbia Active Portfolios – Diversified Equity Income Fund		4/20/12			5/31	Yes
Columbia AMT-Free Tax-Exempt Bond Fund(3)		11/24/76			11/30	Yes
Columbia Asia Pacific ex-Japan Fund(3)		7/15/09			10/31	Yes
Columbia Commodity Strategy Fund		7/28/11			5/31	Yes
Columbia Diversified Bond Fund(4)		10/3/74			8/31	Yes
Columbia Diversified Equity Income Fund		10/15/90			5/31(16)	Yes
Columbia Dividend Opportunity Fund(5)		8/1/88			5/31(6)	Yes
Columbia Emerging Markets Bond Fund		2/16/06			10/31	No
Columbia Emerging Markets Opportunity Fund(3),(7),(8)		11/13/96			10/31	Yes
Columbia Equity Value Fund		5/14/84			2/29(9)	Yes
Columbia European Equity Fund(7),(8)		6/26/00			10/31	Yes
Columbia Flexible Capital Income Fund		7/28/11			5/31	Yes
Columbia Floating Rate Fund		2/16/06			7/31	Yes
Columbia Frontier Fund		12/10/84			10/31	Yes
Columbia Global Bond Fund		3/20/89			10/31	No
Columbia Global Equity Fund(7),(8),(10)		5/29/90			10/31	Yes
Columbia Global Extended Alpha Fund		8/1/08			10/31	Yes
Columbia Government Money Market Fund(11)		1/31/77			11/30(12)	Yes
Columbia High Yield Bond Fund(4)		12/8/83			5/31	Yes
Columbia Income Builder Fund(3)		2/16/06			1/31(13)	Yes
Columbia Income Opportunities Fund		6/19/03			7/31	Yes
Columbia Inflation Protected Securities Fund		3/4/04			7/31	No
Columbia Large Core Quantitative Fund(3),(14)		4/24/03			7/31	Yes
Columbia Large Growth Quantitative Fund(3)		5/17/07			9/30	Yes
Columbia Large Value Quantitative Fund(3)		8/1/08			9/30	Yes
Columbia Limited Duration Credit Fund(3)		6/19/03			7/31	Yes
Columbia Marsico Flexible Capital Fund		9/28/10			8//31	Yes
Columbia Mid Cap Growth Opportunity Fund(3),(14)		6/4/57			11/30	Yes
Columbia Mid Cap Value Opportunity Fund(3)		2/14/02			5/31(16)	Yes
Columbia Minnesota Tax-Exempt Fund		8/18/86			7/31(15)	No
Columbia Money Market Fund(3)		10/6/75			7/31	Yes
Columbia Multi-Advisor International Value Fund(3),(8)		9/28/01			10/31	Yes
Columbia Multi-Advisor Small Cap Value Fund(3),(8)		6/18/01			5/31	Yes
Columbia Portfolio Builder Aggressive Fund		3/4/04			1/31	Yes
Columbia Portfolio Builder Conservative Fund		3/4/04			1/31	Yes
Columbia Portfolio Builder Moderate Aggressive Fund		3/4/04			1/31	Yes
Columbia Portfolio Builder Moderate Conservative Fund		3/4/04			1/31	Yes
Columbia Portfolio Builder Moderate Fund		3/4/04			1/31	Yes
Columbia Recovery and Infrastructure Fund		2/19/09			4/30	Yes
Columbia Select Large-Cap Value Fund(3)		4/25/97			5/31(17)	Yes
Columbia Select Smaller-Cap Value Fund(3)		4/25/97			5/31(17)	Yes
Columbia Seligman Communications and Information Fund(3)		6/23/83			5/31(17)	Yes
Columbia Seligman Global Technology Fund(3)		5/23/94			10/31	Yes

Statement of Additional Information – October 1, 2012	Page 134

Fund*	Date of Organization	Date Began Operations	Form of Organization	State of Organization	Fiscal Year End	Diversified**
Columbia Strategic Allocation Fund(14)		1/23/85			9/30	Yes
Columbia U.S. Government Mortgage Fund		2/14/02			5/31	Yes

*	Effective Oct. 1, 2005 American Express Funds changed its name to RiverSource funds and the names Threadneedle and Partners were removed from fund names. Effective Sept. 27, 2010, several of the funds were renamed from RiverSource, Seligman and Threadneedle to Columbia.
**	If a Non-diversified fund is managed as if it were a diversified fund for a period of three years, its status under the 1940 Act will convert automatically from Non-diversified to diversified. A diversified fund may convert to Non-diversified status only with shareholder approval.
(1)	Prior to March 7, 2011, Columbia Funds Series Trust II was known as RiverSource Series Trust. Prior to September 11, 2007, RiverSource Series Trust was known as RiverSource Retirement Series Trust.
(2)	Prior to March 7, 2011, certain of the funds were organized as series under various Minnesota and Maryland corporations.
(3)	Effective Sept. 27, 2010, RiverSource Limited Duration Bond Fund changed its name to Columbia Limited Duration Credit Fund; RiverSource Mid Cap Growth Fund changed its name to Columbia Mid Cap Growth Opportunity Fund; Threadneedle Emerging Markets Fund changed its name to Columbia Emerging Markets Opportunity Fund; RiverSource Income Builder Basic Income Fund changed its name to Columbia Income Builder Fund; RiverSource Partners International Select Value Fund changed its name to Columbia Multi-Advisor International Value Fund; Threadneedle Asia Pacific Fund changed its name to Columbia Asia Pacific ex-Japan Fund; RiverSource Disciplined Large Cap Growth Fund changed its name to Columbia Large Growth Quantitative Fund; RiverSource Disciplined Large Cap Value Fund changed its name to Columbia Large Value Quantitative Fund; RiverSource Mid Cap Value Fund changed its name to Columbia Mid Cap Value Opportunity Fund; RiverSource Disciplined Equity Fund changed its name to Columbia Large Core Quantitative Fund; RiverSource Partners Small Cap Value Fund changed its name to Columbia Multi-Advisor Small Cap Value Fund; RiverSource Cash Management Fund changed its name to Columbia Money Market Fund; RiverSource Tax-Exempt Bond Fund changed its name to Columbia AMT-Free Tax-Exempt Bond Fund; Seligman Communications and Information Fund, Inc. changed its name to Columbia Seligman Communications and Information Fund, Inc.; Seligman Global Technology Fund changed its name to Columbia Seligman Global Technology Fund; Seligman Large-Cap Value Fund changed its name to Columbia Select Large-Cap Value Fund; and Seligman Smaller-Cap Value Fund changed its name to Columbia Select Smaller-Cap Value Fund.
(4)	Effective June 27, 2003, Bond Fund changed its name to Diversified Bond Fund and Extra Income Fund changed its name to High Yield Bond Fund.
(5)	Effective Feb. 18, 2004, Utilities Fund changed its name to Dividend Opportunity Fund.
(6)	Effective in 2012, the fiscal year end was changed from June 30 to May 31.
(7)	Effective July 9, 2004, Emerging Markets Fund changed its name to Threadneedle Emerging Markets Fund, European Equity Fund changed its name to Threadneedle European Equity Fund and Global Equity Fund changed its name to Threadneedle Global Equity Fund.
(8)	Effective March 31, 2008, RiverSource Emerging Markets Fund changed its name to Threadneedle Emerging Markets Fund; RiverSource Global Equity Fund changed its name to Threadneedle Global Equity Fund; RiverSource European Equity Fund changed its name to Threadneedle European Equity Fund; RiverSource International Select Value Fund changed its name to RiverSource Partners International Select Value Fund; RiverSource Small Cap Value Fund changed its name to RiverSource Partners Small Cap Value Fund.
(9)	Effective in 2012, the fiscal year end was changed from March 31 to February 29.
(10)	Effective Oct. 20, 2003, Global Growth Fund changed its name to Global Equity Fund.
(11)	Effective Sept. 25, 2009, Seligman Cash Management Fund, Inc. changed its name to RiverSource Government Money Market Fund, Inc.
(12)	Effective in 2011, the fiscal year end was changed from Dec. 31 to Nov. 30.
(13)	Effective Jan. 31, 2008, the fiscal year end was changed from May 31 to Jan. 31.
(14)	Effective Oct. 1, 2005, Equity Select Fund changed its name to Mid Cap Growth Fund, Managed Allocation Fund changed its name to Strategic Allocation Fund, and Quantitative Large Cap Equity Fund changed its name to Disciplined Equity Fund.
(15)	Effective April 13, 2006, the fiscal year end was changed from June 30 to Aug. 31.
(16)	Effective in 2012, the fiscal year end was changed from Sept. 30 to May 31.
(17)	Effective in 2012, the fiscal year end was changed from Dec. 31 to May 31.

Statement of Additional Information – October 1, 2012	Page 135

Trustees and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Mr. John J. Nagorniak, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, were members of the Legacy Columbia Nations funds’ Board (“Nations Funds”), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC and began service on the Board for the Legacy RiverSource funds (“RiverSource Funds”) effective June 1, 2011.

Table 25. Trustees

Independent Trustees

Name, address, year of birth	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/trusteeships (within past 5 years)	Committee memberships
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	156	None	Audit, Board Governance, Compliance, Investment Review
Edward J. Boudreau, Jr. 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	149	Former Trustee, BofA Funds Series Trust (11 funds)	Audit, Executive, Compliance, Investment Review
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	156	None	Audit, Investment Review

Statement of Additional Information – October 1, 2012	Page 136

Name, address, year of birth	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/trusteeships (within past 5 years)	Committee memberships
William P. Carmichael 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	149	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel); McMoRan Exploration Company (oil and gas exploration and development); former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)	Audit, Board Governance, Executive, Investment Review
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	156	None	Contracts, Compliance Investment Review
William A. Hawkins 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	149	Trustee, BofA Funds Series Trust (11 funds)	Audit, Executive, Compliance, Investment Review
R. Glenn Hilliard 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance) from September 2003-May 2011	149	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)	Contracts, Board Governance, Investment Review

Statement of Additional Information – October 1, 2012	Page 137

Name, address, year of birth	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/trusteeships (within past 5 years)	Committee memberships
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College	156	Valmont Industries, Inc. (manufactures irrigation systems)	Board Governance, Compliance, Contracts, Executive, Investment Review
John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 12/06 for Legacy Seligman Funds, since 12/08 for RiverSource Funds and since 6/11 for Nations Funds	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	156	None	Audit, Board Governance, Investment Review
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	156	None	Board Governance, Contracts, Executive, Investment Review
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	156	Digital Ally, Inc. (digital imaging); Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services)	Contracts, Compliance, Investment Review
Minor M. Shaw 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President – Micco LLC (private investments)	149	Former Trustee, BofA Funds Series Trust (11 funds); Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina	Contracts, Board Governance, Investment Review
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., 2003 -2010 (biotechnology); former President, Aquila Biopharmaceuticals	156	Director, Healthways, Inc. (health management programs); Director, ICI Mutual Insurance Company, RRG; Director, Abt Associates (government contractor)	Contracts, Executive, Investment Review

Statement of Additional Information – October 1, 2012	Page 138

Interested Trustee Not Affiliated with Investment Manager*

Name, address, year of birth	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/trusteeships (within past 5 years)	Committee memberships
Anthony M. Santomero* 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President and Chief Executive Officer, Federal Reserve Bank of Philadelphia, 2000-2006	149	Director, Renaissance Reinsurance Ltd.; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup; Director, Citibank, N.A.; former Trustee, BofA Funds Series Trust (11 funds)	Compliance, Investment Review

*	Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

Statement of Additional Information – October 1, 2012	Page 139

Interested Trustee Affiliated with Investment Manager*

Name, address, year of birth	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/trusteeships (within past 5 years)	Committee memberships
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. May 2010- September 2012; President – U.S. Asset Management and Chief Investment Officer, 2005-April 2010 and Senior Vice President –Chief Investment Officer, 2001-2005); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.	208	Trustee, Columbia Funds Series Trust I and Columbia Funds Variable Insurance Trust	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

Statement of Additional Information – October 1, 2012	Page 140

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Table 26. Fund Officers

Name, address, year of birth	Position held with funds and length of service	Principal occupation during past five years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 1964	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager – Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004 -April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008 - January 2009; Treasurer, Columbia Funds, October 2003 - May 2008
Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 1965	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009 – April 2010 and Vice President –Asset Management and Trust Company Services, 2006 – 2009)
Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Treasurer since 1/11 and Chief Financial Officer since 4/11 for RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004 – April 2010; senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 1959	Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds	Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel – Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel – Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006
Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007- April 2010; Head of Equities, Columbia Management Advisors, LLC, 2002-September 2007
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Chief Compliance Officer since 3/12	Vice President-Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005 - 2010
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 1957	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004 – April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007 – April 2010

Statement of Additional Information – October 1, 2012	Page 141

Name, address, year of birth	Position held with funds and length of service	Principal occupation during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004 – January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007 – April 2011 and of the Nations Funds, May 2010 – March 2011
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 1956	Vice President since 4/11 and Assistant Treasurer since 1999 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds	Vice President – Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President –Managed Assets, Investment Accounting, Ameriprise Financial Corporation, February 1998 – May 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 1968	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006 – April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 1968	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/10 for Nations Funds	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel, November 2008 – January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman), July 2008 – November 2008 and Managing Director and Associate General Counsel of Seligman, January 2005 – July 2008
Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel Bank of America, June 2005 – April 2010

Responsibilities of Board with respect to fund management

The Board oversees management of the trusts and the funds (collectively, the “funds”). The Board is chaired by an Independent Trustee who has significant additional responsibilities compared to the other Board members, including, among other things: setting the agenda for Board meetings, communicating and meeting regularly with Board members between Board and committee meetings on fund-related matters with the funds’ Chief Compliance Officer (“CCO”), counsel to the Independent Trustees (as described below), and representatives of the funds’ service providers and overseeing Board Services.

The Board initially approves an Investment Management Services Agreement and other contracts with the investment manager and its affiliates, and other service providers. Once the contracts are approved, the Board monitors the level and quality of services including commitments of service providers to achieve expected levels of investment performance and shareholder services. Annually, the Board evaluates the services received under the contracts by receiving reports covering investment performance, shareholder services, marketing, and the investment manager’s profitability in order to determine whether to continue existing contracts or negotiate new contracts. The investment manager is responsible for day-to-day management and administration of the funds and management of the risks that arise from the funds’ investments and operations. The Board’s oversight of the investment manager and other service providers in the operation of the funds includes oversight with respect to various risk management functions. The funds are subject to a number of risks, including investment, compliance, operational, and valuation risks, among others. Day-to-day risk management functions are subsumed within the responsibilities of the investment manager, the subadvisers and other service providers (depending on the nature of the risk) who carry out the funds’ investment management and business affairs. Each of the investment manager, the subadvisers and other service providers has its own, independent interest in risk management, and its policies and methods of carrying out risk management functions will depend, in part, on its analysis of the risks, functions and business models.

Risk oversight forms part of the Board’s general oversight of the funds and is addressed as part of various Board and Committee activities. The Board recognizes that it is not possible to identify all of the risks that may affect a fund or to develop processes and controls to eliminate or even mitigate their occurrence or effects. As part of its regular oversight of the

Statement of Additional Information – October 1, 2012	Page 142

trusts, the Board, directly or through a committee, interacts with and reviews reports from, among others, the investment manager, subadvisers, the independent registered public accounting firm for the funds, and internal auditors for the investment manager or its affiliates, as appropriate, regarding risks faced by the funds and relevant risk functions. The Board also meets periodically with the funds’ CCO, to receive reports regarding the compliance of the funds and their principal service providers with the federal securities laws and their internal compliance policies and procedures. The Board, with the assistance of the Investment Review Committee, reviews investment policies in connection with its review of the funds’ performance, and meets periodically with the portfolio managers of the funds to receive reports regarding the management of the funds, including various investment risks. As part of the Board’s periodic review of the funds’ advisory, subadvisory and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible. In addition, the Board oversees processes that are in place to assure compliance with applicable rules, regulations and investment policies and addresses possible conflicts of interest.

Committees of the Board

The Board has organized the following standing committees to facilitate its work: Board Governance Committee, Compliance Committee, Contracts Committee, Executive Committee, Investment Review Committee and Audit Committee. These Committees are comprised solely of Independent Trustees (for these purposes, persons who are not affiliated persons of the investment manager or Ameriprise Financial). The table above describing each Trustee also includes their respective committee memberships. The duties of these committees are described below.

Mr. Lewis, as Chair of the Board, acts as a point of contact between the Independent Trustees and the investment manager between Board meetings in respect of general matters.

Board Governance Committee — Recommends to the Board the size, structure and composition of the Board and its committees; the compensation to be paid to members of the Board; and a process for evaluating the Board’s performance. The committee also reviews candidates for Board membership including candidates recommended by shareholders. The committee also makes recommendations to the Board regarding responsibilities and duties of the Board, oversees proxy voting and supports the work of the Board Chair in relation to furthering the interests of the Funds and their shareholders on external matters.

To be considered as a candidate for trustee, recommendations must include a curriculum vitae and be mailed to the Chair of the Board, Columbia Family of Funds, 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402- 3268. To be timely for consideration by the committee, the submission, including all required information, must be submitted in writing not less than 120 days before the date of the proxy statement for the previous year’s annual meeting of shareholders, if such a meeting is held. The committee will consider only one candidate submitted by such a shareholder or group for nomination for election at a meeting of shareholders. The committee will not consider self-nominated candidates or candidates nominated by members of a candidate’s family, including such candidate’s spouse, children, parents, uncles, aunts, grandparents, nieces and nephews.

The committee will consider and evaluate candidates submitted by the nominating shareholder or group on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. The committee may take into account a wide variety of factors in considering trustee candidates, including (but not limited to): (i) the candidate’s knowledge in matters relating to the investment company industry; (ii) any experience possessed by the candidate as a director or senior officer of other public or private companies; (iii) the candidate’s educational background; (iv) the candidate’s reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications; (vi) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly, work collaboratively with other members of the Board and carry out his or her duties in the best interests of the fund; (vii) the candidate’s ability to qualify as an independent trustee; and (viii) such other criteria as the committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.

Members of the committee (and/or the Board) also meet personally with each nominee to evaluate the candidate’s ability to work effectively with other members of the Board, while also exercising independent judgment. Although the Board does not have a formal diversity policy, the Board endeavors to comprise itself of members with a broad mix of professional and personal backgrounds. Thus, the committee and the Board accorded particular weight to the individual professional background of each Independent Trustee, as encapsulated in their bios included in Table 25.

The Board believes that the funds are well-served by a Board, the membership of which consists of persons that represent a broad mix of professional and personal backgrounds. In considering nominations, the Committee takes the following matrix into account in assessing how a candidate’s professional background would fit into the mix of experiences represented by the then-current Board.

Statement of Additional Information – October 1, 2012	Page 143

PROFESSIONAL BACKGROUND
Name	Geographic	For Profit; CIO/CFO; CEO/COO	Non-Profit; Government; CEO	Investment	Legal; Regulatory	Political	Academic	Audit Committee; Financial Expert
Blatz	MN		X		X	X
Boudreau	MA	X		X				X
Carlton	NY			X	X			X
Carmichael	IL	X		X	X			X
Flynn	MA						X
Hawkins	CA	X		X				X
Hilliard	CA	X
Lewis	MN		X				X
Maher	CT	X		X				X
Paglia	NY	X		X				X
Richie	MI	X			X
Santomero	PA		X	X	X		X	X
Shaw	SC	X		X
Taunton-Rigby	MA	X		X				X

With respect to the trusteeship of Mr. Truscott on the Board, who is not an Independent Trustee, the committee and the Board have concluded that having a senior member of the investment manager serve on the Board can facilitate the Independent Trustees’ increased access to information regarding the funds’ investment manager, which is the funds’ most significant service provider. With respect to the trusteeship of Dr. Santomero on the Board, the committee and the Board have concluded that, despite his lack of technical independence of the funds under the 1940 Act (arising from his board service to Citigroup, Inc. and Citigroup, N.A.), he could serve with “substantive independence” primarily since he has no financial interest or relationship with the investment manager or Ameriprise Financial. The committee and the Board also took into account Dr. Santomero’s broad array of experiences from management consulting to academia to public service, which can complement well the mix of experiences represented by the other Board members.

Compliance Committee — Supports the Funds’ maintenance of a strong compliance program by providing a forum for Independent Trustees to consider compliance matters impacting the Funds or their key service providers; developing and implementing, in coordination with the Funds’ Chief Compliance Officer (CCO), a process for the review and consideration of compliance reports that are provided to the Board; and providing a designated forum for the Funds’ CCO to meet with Independent Trustees on a regular basis to discuss compliance matters.

Contracts Committee — Reviews and oversees the contractual relationships with service providers. Receives and analyzes reports covering the level and quality of services provided under contracts with the fund and advises the Board regarding actions taken on these contracts during the annual review process. Reviews and considers, on behalf of all Trustees, the funds’ investment advisory, subadvisory (if any) and principal underwriting contracts to assists the Trustees in fulfilling their responsibilities relating to the Board’s evaluation and consideration of these arrangements.

Executive Committee — Acts, as needed, for the Board between meetings of the Board.

Investment Review Committee — Reviews and oversees the management of the Funds’ assets. Considers investment management policies and strategies; investment performance; risk management techniques; and securities trading practices and reports areas of concern to the Board.

Audit Committee — Oversees the accounting and financial reporting processes of the Funds and internal controls over financial reporting. Oversees the quality and integrity of the Funds’ financial statements and independent audits as well as the Funds’ compliance with legal and regulatory requirements relating to the Funds’ accounting and financial reporting, internal controls over financial reporting and independent audits. The committee also makes recommendations regarding the selection of the Funds’ independent auditor and reviews and evaluates the qualifications, independence and performance of the auditor. The committee oversees the funds’ risks by, among other things, meeting with the funds’ internal auditors, establishing procedures for the confidential, anonymous submission by employees of concerns about accounting or audit matters, and overseeing the funds’ Disclosure Controls and Procedures.

Statement of Additional Information – October 1, 2012	Page 144

This table shows the number of times the committees met during each fund’s most recent fiscal period. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 27. Committee Meetings

Fiscal Period	Board Governance Committee	Compliance Committee	Contracts Committee	Executive Committee	Investment Review Committee	Audit Committee
For funds with fiscal period ending January 31	6	5	6	0	6	7
For funds with fiscal period ending February 29	7	5	6	0	6	7
For funds with fiscal period ending April 30	7	5	6	1	6	7
For funds with fiscal period ending May 31	7	5	6	1	6	7
For funds with fiscal period ending June 30	6	5	6	0	6	8
For funds with fiscal period ending July 31	6	5	6	0	6	8
For funds with fiscal period ending August 31	6	5	6	0	6	8
For funds with fiscal period ending September 30	6	5	6	0	6	8
For funds with fiscal period ending October 31	5	5	6	0	5	7
For funds with fiscal period ending November 30	6	5	6	0	6	8
For funds with fiscal period ending December 31	6	5	6	0	6	7

Statement of Additional Information – October 1, 2012	Page 145

TRUSTEES HOLDINGS

The following table shows the Trustees’ dollar range of equity securities beneficially owned on Dec. 31, 2011 of each individual fund owned by a Trustee, and the aggregate dollar range of equity securities of all funds overseen by the Trustees.

Table 28. Trustee Holdings

Based on net asset values as of Dec. 31, 2011:

Trustee	Fund	Dollar range of equity securities in the fund	Aggregate dollar range of equity securities of all Funds overseen by Trustee
Kathleen Blatz	Columbia Absolute Return Currency and Income Fund	$50,001-$100,000	Over $100,000
	Columbia Dividend Opportunity Fund	Over $100,000
	Columbia Emerging Markets Bond Fund	Over $100,000
	Columbia Emerging Markets Opportunity Fund	Over $100,000
	Columbia Frontier Fund	$50,001-$100,000
	Columbia Global Equity Fund	Over $100,000
	Columbia Income Opportunities Fund	$10,001-$50,000
	Columbia Multi-Advisor International Equity Fund	Over $100,000
	Columbia Multi-Advisor Small Cap Value Fund	$50,001-$100,000
	Columbia Seligman Communications and Information Fund	$50,001-$100,000
	Tri-Continental Corporation	$1-$10,000
Edward Boudreau	Columbia Balanced Fund*	$10,001-$50,000	Over $100,000**
	Columbia Global Equity Fund	$10,001-$50,000
	Columbia Large Cap Core Fund*	$50,001-$100,000
	Columbia Large Cap Enhanced Core Fund*	$10,001-$50,000
	Columbia Large Cap Value Fund*	$10,001-$50,000
	Columbia Marsico Focused Equities Fund*	$10,001-$50,000
	Columbia Short Term Bond Fund*	Over $100,000
	Columbia Small Cap Value Fund II	$1-$10,000
Pamela Carlton	Columbia Absolute Return Currency and Income Fund	$10,001-$50,000	Over $100,000**
	Columbia Absolute Return Emerging Markets Macro Fund*	$10,001-$50,000
	Columbia Absolute Return Enhanced Multi-Strategy Fund*	$10,001-$50,000
	Columbia Absolute Return Multi-Strategy Fund*	$10,001-$50,000
	Columbia Convertible Securities Fund	$1-$10,000
	Columbia Diversified Equity Income Fund	$10,001-$50,000
	Columbia Emerging Markets Opportunity Fund	$1-$10,000
	Columbia Floating Rate Fund*	$50,001-$100,000
	Columbia Global Equity Fund	$1-$10,000
	Columbia Select Large-Cap Value Fund	$1-$10,000
	Columbia Money Market Fund*	$1-$10,000
	Columbia Short Term Bond	$50,001-$100,000
	Tri-Continental Corporation	$1-$10,000

Statement of Additional Information – October 1, 2012	Page 146

Trustee	Fund	Dollar range of equity securities in the fund	Aggregate dollar range of equity securities of all Funds overseen by Trustee
William Carmichael	Columbia Absolute Return Currency and Income Fund*	$50,001-$100,000	Over $100,000**
	Columbia International Value Fund	Over $100,000
	Columbia Marsico Growth Fund	$10,001-$50,000
	Columbia Marsico Focused Equities Fund	$50,001-$100,000
	Columbia Mid Cap Value Fund*	Over $100,000
	Columbia Small Cap Growth Fund II*	$50,001-$100,000
Patricia M. Flynn	Columbia Emerging Markets Opportunity Fund*	$10,001-$50,000	Over $100,000**
	Columbia Large Cap Growth Fund*	$10,001-$50,000
	Columbia Large Cap Index Fund*	$50,001-$100,000
	Columbia Money Market Fund*	$10,001-$50,000
	Columbia Portfolio Builder Moderate Aggressive Fund*	$10,001-$50,000
	Columbia Seligman Communications and Information Fund*	Over $100,000
	Columbia Strategic Allocation Fund*	Over $100,000
	Tri-Continental Corporation	$10,001-$50,000
William Hawkins	Columbia Balanced Fund*	$10,001-$50,000	Over $100,000**
	Columbia International Value Fund*	$10,001-$50,000
	Columbia Mid Cap Index Fund*	$10,001-$50,000
R. Glenn Hilliard	Columbia Global Equity Fund*	$10,001-$50,000	Over $100,000**
	Columbia International Value Fund*	$10,001-$50,000
	Columbia Marsico Focused Equities Fund*	Over $100,000
	Columbia Marsico International Opportunities Fund*	Over $100,000
	Columbia Multi-Advisor International Equity Fund*	$10,001-$50,000
Stephen R. Lewis, Jr.	Columbia Absolute Return Currency and Income Fund*	$50,001-$100,000	Over $100,000**
	Columbia Diversified Bond Fund	$1-$10,000
	Columbia Diversified Equity Income Fund	$10,001-$50,000
	Columbia Dividend Opportunity Fund	$10,001-$50,000
	Columbia Emerging Markets Bond Fund*	$50,001-$100,000
	Columbia Emerging Markets Opportunity Fund*	$50,001-$100,000
	Columbia Global Bond Fund	$10,001-$50,000
	Columbia Global Extended Alpha Fund*	$50,001-$100,000
	Columbia Income Opportunities Fund*	Over $100,000
	Columbia Large Growth Quantitative Fund*	$10,001-$50,000
	Columbia Limited Duration Credit Fund*	Over $100,000
	Columbia Money Market Fund*	$10,001-$50,000
	Columbia Select Large-Cap Value Fund*	Over $100,000
	Columbia Seligman Communications and Information Fund*	Over $100,000
	Tri-Continental Corporation	$1-$10,000
John F. Maher	Columbia Money Market Fund*	$10,001-$50,000	Over $100,000**
	Columbia Seligman Communications and Information Fund*	Over $100,000
	Tri-Continental Corporation	$50,001-$100,000

Statement of Additional Information – October 1, 2012	Page 147

Trustee	Fund	Dollar range of equity securities in the fund	Aggregate dollar range of equity securities of all Funds overseen by Trustee
Catherine James Paglia	Columbia Marsico Growth Fund	Over $100,000	Over $100,000**
	Columbia Money Market Fund*	$10,001-$50,000
	Columbia Seligman Communications and Information Fund*	Over $100,000
	Tri-Continental Corporation	$1-$10,000
Leroy C. Richie	Columbia Diversified Bond Fund	$1-$10,000	Over $100,000
	Columbia Emerging Markets Opportunity Fund	$1-$10,000
	Columbia Frontier Fund	$1-$10,000
	Columbia Global Equity Fund	$1-$10,000
	Columbia High Yield Bond Fund	$1-$10,000
	Columbia Large Core Quantitative Fund	$1-$10,000
	Columbia Select Large-Cap Value Fund	$1-$10,000
	Columbia Select Smaller-Cap Value Fund	$1-$10,000
	Columbia Seligman Communications and Information Fund	$1-$10,000
	Columbia Seligman Global Technology Fund	$1-$10,000
	Columbia Short Term Bond Fund	$1-$10,000
	Tri-Continental Corporation	Over $100,000
Anthony Santomero	Columbia Short Term Bond Fund	Over $100,000	Over $100,000
Minor Shaw	Columbia International Value Fund*	Over $100,000	Over $100,000**
	Columbia Marsico 21st Century Fund*	Over $100,000
	Columbia Marsico Focused Equities Fund*	Over $100,000
	Columbia Mid Cap Index Fund*	Over $100,000
	Columbia Small Cap Index Fund*	Over $100,000
Alison Taunton-Rigby	Columbia 120/20 Contrarian Equity Fund	$10,001-$50,000	Over $100,000**
	Columbia Absolute Return Currency and Income Fund	$50,001-$100,000
	Columbia Absolute Return Enhanced Multi-Strategy Fund*	$10,001-$50,000
	Columbia Diversified Equity Income Fund	$10,001-$50,000
	Columbia Emerging Markets Opportunity Fund*	$50,001-$100,000
	Columbia Income Builder Fund	Over $100,000
	Columbia Mid Cap Value Opportunity Fund	$50,001-$100,000
	Columbia Money Market Fund*	$1-$10,000
	Columbia Multi-Advisor Small Cap Value Fund	$50,001-$100,000
	Columbia Recovery and Infrastructure Fund*	$10,001-$50,000
	Columbia Seligman Communications and Information Fund*	Over $100,000
	Columbia Strategic Allocation Fund	Over $100,000
	Tri-Continental Corporation	$1-$10,000

Statement of Additional Information – October 1, 2012	Page 148

Trustee	Fund	Dollar range of equity securities in the fund	Aggregate dollar range of equity securities of all Funds overseen by Trustee
William F. Truscott	Columbia Absolute Return Emerging Markets Macro Fund	$50,001-$100,000	Over $100,000
	Columbia Absolute Return Enhanced Multi-Strategy Fund	Over $100,000
	Columbia Absolute Return Multi-Strategy Fund	Over $100,000
	Columbia Diversified Bond Fund	$50,001-$100,000
	Columbia Dividend Opportunity Fund	Over $100,000
	Columbia Emerging Markets Bond Fund	$1-$10,000
	Columbia Emerging Markets Opportunity Fund	$10,001-$50,000
	Columbia Flexible Capital Income Fund	$50,001-$100,000
	Columbia Floating Rate Fund	Over $100,000
	Columbia Global Bond Fund	Over $100,000
	Columbia Global Equity Fund	Over $100,000
	Columbia High Yield Bond Fund	$10,001-$50,000
	Columbia Income Opportunities Fund	Over $100,000
	Columbia Large Core Quantitative Fund	$50,001-$100,000
	Columbia Large Growth Quantitative Fund	$10,001-$50,000
	Columbia Large Value Quantitative Fund	$10,001-$50,000
	Columbia Limited Duration Credit Fund	Over $100,000
	Columbia Mid Cap Value Fund	$50,001-$100,000
	Columbia Money Market Fund	$1-$10,000
	Columbia Multi-Advisor International Equity Fund	Over $100,000
	Columbia Multi-Advisor International Value Fund	$10,001-$50,000
	Columbia Portfolio Builder Moderate Aggressive	$10,001-$50,000
	Columbia Retirement Plus 2035 Fund	$10,001-$50,000
	Columbia Select Large-Cap Value Fund	Over $100,000
	Columbia Select Smaller-Cap Value Fund	Over $100,000
	Columbia Seligman Communications and Information Fund	$10,001-$50,000
	Columbia Seligman Global Technology Fund	$10,001-$50,000
	Columbia Seligman Premium Technology Growth Fund, Inc.	$10,001-$50,000
	Columbia Strategic Allocation Fund	Over $100,000
	Columbia Strategic Income Fund	Over $100,000
	Tri-Continental Corporation	$10,001-$50,000

*	Deferred compensation invested in share equivalents:

A) Boudreau	Columbia Balanced Fund	$10,001-$50,000
	Columbia Large Cap Core Fund	$50,001-$100,000
	Columbia Large Cap Enhanced Fund	$10,001-$50,000
	Columbia Large Cap Value Fund	$10,001-$50,000
	Columbia Marsico Focused Equities Fund	$10,001-$50,000
	Columbia Short Term Bond Fund	Over $100,000
B) Carlton	Columbia Absolute Return Emerging Markets Macro Fund	$10,001-$50,000
	Columbia Absolute Return Enhanced Multi-Strategy Fund	$10,001-$50,000
	Columbia Absolute Return Multi-Strategy Fund	$10,001-$50,000
	Columbia Floating Rate Fund	$50,001-$100,000
	Columbia Money Market Fund	$1-$10,000
C) Carmichael	Columbia Absolute Return Currency and Income Fund	$50,001-$100,000
	Columbia Mid Cap Value Fund	Over $100,000
	Columbia Small Cap Growth Fund II	$50,001-$100,000

Statement of Additional Information – October 1, 2012	Page 149

D) Flynn	Columbia Emerging Markets Opportunity Fund	$10,001-$50,000
	Columbia Large Cap Growth Fund	$10,001-$50,000
	Columbia Large Cap Index Fund	$50,001-$100,000
	Columbia Money Market Fund	$10,001-$50,000
	Columbia Portfolio Builder Moderately Aggressive Fund	$10,001-$50,000
	Columbia Seligman Communications and Information Fund, Inc.	Over $100,000
	Columbia Strategic Allocation Fund	$50,001-$100,000
E) Hawkins	Columbia Balanced Fund	$10,001-$50,000
	Columbia International Value Fund	$10,001-$50,000
	Columbia Mid Cap Index Fund	$10,001-$50,000
F) Hilliard	Columbia Global Equity Fund	$10,001-$50,000
	Columbia International Value Fund	$10,001-$50,000
	Columbia Marsico Focused Equities Fund	Over $100,000
	Columbia Marsico International Opportunities Fund	Over $100,000
	Columbia Multi-Advisor International Equity Fund	$10,001-$50,000
G) Lewis	Columbia Absolute Return Enhanced Multi-Strategy Fund	$50,001-$100,000
	Columbia Emerging Markets Bond Fund	$50,001-$100,000
	Columbia Emerging Markets Opportunity Fund	$10,001-$50,000
	Columbia Global Extended Alpha Fund	$10,001-$50,000
	Columbia Income Opportunities Fund	$50,001-$100,000
	Columbia Large Growth Quantitative Fund	$10,001-$50,000
	Columbia Limited Duration Credit Fund	Over $100,000
	Columbia Money Market Fund	$10,001-$50,000
	Columbia Select Large-Cap Value Fund	Over $100,000
	Columbia Select Smaller-cap Value Fund	$10,001-$50,000
	Columbia Seligman Communications and Information Fund	$50,001-$100,000
H) Maher	Columbia Money Market Fund	$10,001-$50,000
	Columbia Seligman Communications and Information Fund	Over $100,000
I) Paglia	Columbia Money Market Fund	$10,001-$50,000
	Columbia Select Large-Cap Value Fund	Over $100,000
	Columbia Seligman Communications and Information Fund	Over $100,000
J) Shaw	Columbia International Value Fund	Over $100,000
	Columbia Marsico 21st Century Fund	Over $100,000
	Columbia Marsico Focused Equities Fund	Over $100,000
	Columbia Mid Cap Index Fund	Over $100,000
	Columbia Small Cap Index Fund	Over $100,000
K) Taunton-Rigby	Columbia Absolute Return Enhanced Multi-Strategy Fund	$10,001-$50,000
	Columbia Emerging Markets Opportunity Fund	$10,001-$50,000
	Columbia Money Market Fund	$1-$10,000
	Columbia Recovery and Infrastructure Fund	$10,001-$50,000
	Columbia Seligman Communications and Information Fund	$50,001-$100,000

**	Total includes deferred compensation invested in share equivalents.

As of 30 days prior to the date of this SAI, the Trustees and officers as a group owned 1.07% of Columbia Flexible Capital Income Fund Class A shares and 37.38% of Columbia Absolute Return Emerging Markets Macro Fund Class A shares. The Board members and officers as a group owned less than 1% of the outstanding shares of any class of any other Columbia fund.

Statement of Additional Information – October 1, 2012	Page 150

COMPENSATION OF TRUSTEES

Total compensation. The following table shows the total compensation paid to Independent Trustees from all the funds in the last fiscal period.

Table 29. Trustee Compensation – All Funds

Board member(a)	Total Cash Compensation from Funds Family Paid to Trustee
Kathleen Blatz	$240,500
Edward Boudreau	$247,000	(b)
Pamela Carlton	$230,500	(b)
William Carmichael	$239,500
Patricia Flynn	$242,500	(b)
William Hawkins	$247,000	(b)
R. Glenn Hilliard	$233,000	(b)
Stephen Lewis, Jr.	$430,000	(b)
John F. Maher	$217,500	(b)
John Nagorniak(c)	$233,000	(b)
Catherine James Paglia	$235,500	(b)
Leroy C. Richie	$245,500
Anthony Santomero	$238,000
Minor Shaw	$235,500	(b)
Alison Taunton-Rigby	$244,500	(b)

(a)	Trustee compensation is paid by the funds and is comprised of a combination of a base fee and meeting fees, with the exception of the Chair of the Board, who receives a base annual compensation. Payment of compensation is administered by a company providing limited administrative services to the funds and to the Board. Compensation noted in the table does not include amounts paid by Ameriprise Financial to Board members for attendance at Board and committee meetings relating to Ameriprise Financial’s acquisition of the long-term asset management business of Columbia Management Group, LLC, including certain of its affiliates. The Chair of the Board did not receive any such compensation from Ameriprise Financial.

(b)	Mr. Boudreau, Ms. Carlton, Ms. Flynn, Mr. Hawkins, Mr. Hilliard, Mr. Lewis, Mr. Maher, Mr. Nagorniak, Ms. Paglia, Ms. Shaw and Ms. Tauton-Rigby elected to defer a portion of the total cash compensation payable during the period in the amount of $32,200, $107,875, $132,500, $69,413, $93,750, $68,083, $217,500, $69,900, $117,750, $116,500 and $207,000, respectively. Amount deferred by fund is set forth in Table 30. Additional information regarding the deferred compensation plan is described below.

(c)	Mr. Nagorniak ceased serving as a member of the Board effective September 2012.

The Independent Trustees determine the amount of compensation that they receive, including the amount paid to the Chair of the Board. In determining compensation for the Independent Trustees, the Independent Trustees take into account a variety of factors including, among other things, their collective significant work experience (e.g., in business and finance, government or academia). The Independent Trustees also recognize that these individuals’ advice and counsel are in demand by other organizations, that these individuals may reject other opportunities because the time demands of their duties as Independent Trustees, and that they undertake significant legal responsibilities. The Independent Trustees also consider the compensation paid to independent board members of other mutual fund complexes of comparable size. In determining the compensation paid to the Chair, the Independent Trustees take into account, among other things, the Chair’s significant additional responsibilities (e.g., setting the agenda for Board meetings, communicating or meeting regularly with the Funds’ Chief Compliance Officer, Counsel to the Independent Trustees, and the Funds’ service providers) which result in a significantly greater time commitment required of the Board Chair. The Chair’s compensation, therefore, has generally been set at a level between 2.5 and 3 times the level of compensation paid to other independent Board members.

Effective June 1, 2011, independent Board members will be paid an annual retainer of $165,000. Committee Chairs each receive an additional annual retainer of $20,000 and subcommittee Chairs each receive an additional annual retainer of $5,000. In addition, Independent Trustees are paid the following fees for attending Board and committee meetings:

$5,000 per day of in-person Board meetings and $2,500 per day of in-person committee or sub-committee meetings (if such meetings are not held on the same day as a Board meeting). Independent Trustees are not paid for special meetings conducted by telephone. In 2011, the Board’s Chair received total annual cash compensation of $430,000.

The Independent Trustees may elect to defer payment of up to 100% of the compensation they receive in accordance with a Deferred Compensation Plan (the Deferred Plan). Under the Deferred Plan, a Board member may elect to have his or her deferred compensation treated as if they had been invested in shares of one or more Columbia fund and the amount paid to

Statement of Additional Information – October 1, 2012	Page 151

the Board member under the Deferred Plan will be determined based on the performance of such investments. Distributions may be taken in a lump sum or over a period of years. The Deferred Plan will remain unfunded for federal income tax purposes under the Internal Revenue Code of 1986, as amended. It is anticipated that deferral of Board member compensation in accordance with the Deferred Plan will have, at most, a negligible impact on fund assets and liabilities.

Compensation from each fund. The following table shows the compensation paid to independent Board members from each fund during its last fiscal period.

Table 30. Trustee Compensation — Individual Funds

	Aggregate Compensation from Fund
Fund	Blatz	Boudreau	Carlton	Carmichae	Flynn	Hawkins	Hilliard	Jones(a)	Lewis	Maher	Nagorniak(a)	Paglia	Richie	Santomero	Shaw	Taunton- Rigby
For funds with fiscal period ending January 31
Columbia Income Builder(b) — total	$394	$417	$377	$405	$387	$417	$378	$0	$650	$347	$378	$377	$394	$396	$378	$399
Deferred	0	47	183	0	233	122	55	0	122	347	114	189	0	0	189	377
Columbia Portfolio Builder Aggressive(b) — total	394	417	377	405	387	417	378	0	650	347	378	377	394	396	378	399
Deferred	0	47	183	0	233	122	55	0	122	347	114	189	0	0	189	377
Columbia Portfolio Builder Conservative(b) — total	394	417	377	405	387	417	378	0	650	347	378	377	394	396	378	399
Deferred	0	47	183	0	233	122	55	0	122	347	114	189	0	0	189	377
Columbia Portfolio Builder Moderate Aggressive(b) — total	394	417	377	405	387	417	378	0	650	347	378	377	394	396	378	399
Deferred	0	47	183	0	233	122	55	0	122	347	114	189	0	0	189	377
Columbia Portfolio Builder Moderate Conservative(b) — total	394	417	377	405	387	417	378	0	650	347	378	377	394	396	378	399
Deferred	0	47	183	0	233	122	55	0	122	347	114	189	0	0	189	377
Columbia Portfolio Builder Moderate(b) — total	394	417	377	405	387	417	378	0	650	347	378	377	394	396	378	399
Deferred	0	47	183	0	233	122	55	0	122	347	114	189	0	0	189	377
For funds with fiscal period ending February 29
Columbia Equity Value(c) — total	1441	1131	1358	1101	1422	1131	1034	80	2689	1282	1034	1424	1440	1078	1034	1450
Amount deferred	0	131	495	0	721	310	206	0	500	1282	310	712	0	0	517	1003
For funds with fiscal period ending April 30
Columbia 120/20 Contrarian Equity — total	634	660	602	633	633	680	617	0	1,067	570	617	609	640	638	623	631
Amount deferred	0	82	281	0	368	188	199	0	180	570	185	304	0	0	307	552
Columbia Recovery and Infrastructure — total	1,492	1,453	1,437	1,413	1,489	1,453	1,371	0	2,823	1,353	1,371	1,481	1,508	1,394	1,388	1,513
Amount deferred	0	187	614	0	722	410	527	0	474	1,353	411	741	0	0	681	1,201
For funds with fiscal period ending May 31
Columbia Absolute Return Emerging Markets Macro — total	686	717	658	694	686	717	679	0	1,224	622	679	663	694	693	687	689
Deferred	0	96	301	0	344	200	300	0	190	622	204	331	0	0	341	574
Columbia Absolute Return Enhanced Multi-Strategy — total	678	712	650	690	676	712	670	0	1,198	610	670	642	685	684	677	684
Deferred	0	93	300	0	344	200	271	0	190	610	201	321	0	0	335	580
Columbia Absolute Return Multi-Strategy — total	834	871	796	841	832	871	818	0	1,446	752	818	784	842	841	826	834
Deferred	0	112	369	0	454	246	313	0	232	752	245	392	0	0	411	715
Columbia Active Portfolios — Diversified Equity Income(d) — total	43	43	43	43	43	43	43	0	111	43	43	43	43	43	43	43
Deferred	0	8	17	0	21	11	43	0	11	43	13	21	0	0	21	26
Columbia Commodity Strategy(e) — total	445	451	420	431	451	451	437	0	782	396	437	426	451	451	444	426
Deferred	0	64	189	0	244	124	232	0	114	396	131	213	0	0	216	338
Columbia Diversified Equity Income(f) — total	5,538	5,803	5,307	5,628	5,518	5,803	5,456	0	9,785	4,993	5,456	5,391	5,591	5,584	5,510	5,580
Deferred	0	744	2,464	0	2,887	1,639	2,039	0	1,584	4,993	1,637	2,695	0	0	2,741	4,802
Columbia Dividend Opportunity(g) — total	3,812	3,980	3,654	3,852	3,824	3,980	3,801	0	6,898	3,472	3,801	3,681	3,864	3,860	3,855	3,826
Deferred	0	394	1,653	0	1,915	1,100	1,884	0	1,029	3,472	1,140	1,840	0	0	1,845	3,110
Columbia Flexible Capital Income(e) — total	445	451	421	432	452	451	439	0	798	397	439	428	452	451	446	428
Deferred	0	65	187	0	234	123	249	0	114	397	132	214	0	0	215	333
Columbia High Yield Bond — total	2,508	2,627	2,403	2,545	2,504	2,627	2,480	0	4,455	2,271	2,480	2,440	2,535	2,534	2,508	2,523
Deferred	0	344	1,107	0	2,353	737	1,019	0	704	2,271	744	1,220	0	0	1,238	2,136
Columbia Mid Cap Value Opportunity(f) — total	3,010	3,145	2,875	3,037	3,002	3,145	2,955	0	5,264	2,721	2,955	2,939	3,038	3,036	2,984	3,012
Deferred	0	400	1,338	0	1,657	890	1,073	0	857	2,721	887	1,469	0	0	1,480	2,604

Statement of Additional Information – October 1, 2012	Page 152

	Aggregate Compensation from Fund
Fund	Blatz	Boudreau	Carlton	Carmichae	Flynn	Hawkins	Hilliard	Jones(a)	Lewis	Maher	Nagorniak(a)	Paglia	Richie	Santomero	Shaw	Taunton- Rigby
Columbia Multi-Advisor Small Cap Value — total	$997	$1,047	$956	$1,015	$995	$1,047	$988	$0	$1,771	$902	$988	$972	$1,007	$1,009	$998	$1,004
Deferred	0	136	442	0	517	294	395	0	282	902	296	486	0	0	492	855
Columbia Select Large-Cap Value(h) — total	1,169	1,224	1,120	1,186	1,167	1,224	1,156	0	2,076	1,057	1,156	1,132	1,181	1,181	1,169	1,176
Deferred	0	160	516	0	603	344	475	0	328	1,057	347	566	0	0	575	995
Columbia Select Smaller-Cap Value(h) — total	1,055	1,104	1,011	1,070	1,052	1,104	1,041	0	2,088	954	1,041	1,030	1,066	1,064	1,053	1,062
Deferred	0	144	467	0	549	310	415	0	342	954	312	515	0	0	519	903
Columbia Seligman Communications and Information(h) — total	4,590	4,825	4,426	4,707	4,584	4,825	4,581	0	8,404	4,156	4,581	4,517	4,646	4,638	4,638	4,668
Deferred	0	648	2,082	0	2,131	1,344	2,073	0	1,297	4,156	1,374	2,258	0	0	2,274	3,878
Columbia U.S. Government Mortgage — total	2,104	2,192	2,008	2,112	2,107	2,192	2,078	0	3,701	1,911	2,078	2,008	2,129	2,127	2,104	2,097
Deferred	0	293	918	0	1,133	611	925	0	570	1,911	623	1,004	0	0	1,023	1,745
For funds with fiscal period ending July 31
Columbia Floating Rate — total	974	198	875	193	928	184	193	703	1,990	866	172	941	954	205	159	870
Amount deferred	0	13	67	0	452	40	0	0	386	866	38	292	0	0	63	134
Columbia Income Opportunities — total	2,252	475	2,094	449	2,191	468	449	1,594	4,575	2,133	439	2,227	2,180	478	433	2,119
Amount deferred	0	45	223	0	1,101	134	0	0	924	2,133	125	759	0	0	209	446
Columbia Inflation Protected Securities — total	1,096	179	995	175	1,051	164	175	853	2,220	1,002	154	1,060	1,069	186	140	983
Amount deferred	0	11	56	0	517	34	0	0	438	1,002	32	264	0	0	53	112
Columbia Large Core Quantitative — total	6,971	767	6,557	718	6,918	769	718	5,827	14,501	6,825	721	7,019	6,781	766	722	6,743
Amount deferred	0	78	388	0	3,528	233	0	0	2,995	6,825	218	1,893	0	0	363	776
Columbia Limited Duration Credit — total	1,342	232	1,227	224	1,293	218	224	1,023	2,733	1,235	205	1,311	1,308	238	193	1,226
Amount deferred	0	17	86	0	639	52	0	0	542	1,235	48	372	0	0	81	172
RiverSource Money Market — total	4,605	512	4,323	483	4,563	506	483	3,858	9,550	4,499	475	4,617	4,482	515	470	4,424
Amount deferred	0	49	244	0	2,322	146	0	0	1,969	4,499	137	1,190	0	0	229	488
For funds with fiscal period ending August 31
Columbia Diversified Bond — total	9,309	1,400	8,770	1,333	9,107	1,410	1,333	7,410	19,281	8,852	1,345	9,392	9,052	1,395	1,354	9,037
Amount deferred	0	144	722	0	4,581	433	0	0	3,883	8,852	413	2,749	0	0	688	1,443
Columbia Marsico Flexible Capital(i) — total	238	150	167	155	176	127	155	58	435	110	122	175	236	162	100	113
Amount deferred	0	5	23	0	58	14	0	0	50	110	13	57	0	0	22	47
Columbia Minnesota Tax-Exempt — total	769	208	671	209	696	187	209	507	1,529	621	178	713	750	219	158	633
Amount deferred	0	11	56	0	321	33	0	0	272	621	32	195	0	0	53	111
For funds with fiscal period ending September 30
Columbia Large Growth Quantitative — total	1,450	495	1,284	499	1,317	459	451	909	2,811	1,194	404	1,413	1,412	464	373	1,270
Amount deferred	0	33	152	0	619	100	0	0	519	1,194	88	454	0	0	147	335
Columbia Large Value Quantitative — total	756	356	629	365	639	317	330	374	1,369	536	279	690	737	340	245	569
Amount deferred	0	18	83	0	276	55	0	0	227	536	48	217	0	0	80	182
Columbia Strategic Allocation — total	2,000	644	1,807	643	1,855	612	580	1,296	3,934	1,719	537	1,990	1,947	597	509	1,831
Amount deferred	0	50	226	0	891	149	0	0	747	1,719	131	666	0	0	219	498
For funds with fiscal period ending October 31
Columbia Absolute Return Currency and Income — total	529	332	400	348	405	286	316	186	908	290	254	443	521	323	212	316
Amount deferred	0	12	56	0	150	37	0	0	120	290	33	127	0	0	55	124
Columbia Asia Pacific ex-Japan — total	1,113	500	956	511	972	458	466	585	2,059	849	409	1,050	1,084	476	371	905
Amount deferred	0	31	141	0	438	93	0	0	355	849	83	358	0	0	138	309
Columbia Emerging Markets Bond — total	695	391	558	405	568	346	369	284	1,243	450	309	616	682	378	269	485
Amount deferred	0	19	86	0	233	57	0	0	189	450	51	200	0	0	84	189
Columbia Emerging Markets Opportunity — total	1,338	522	1,164	530	1,193	480	486	770	2,508	1,059	430	1,280	1,302	499	393	1,124
Amount deferred	0	33	154	0	549	100	0	0	446	1,059	90	437	0	0	150	333
Columbia European Equity — total	543	353	414	368	423	308	336	167	967	306	275	457	537	345	235	332
Amount deferred	0	15	68	0	160	45	0	0	133	306	40	15	0	0	66	149
Columbia Frontier — total	454	273	325	290	332	226	266	162	775	216	203	357	448	273	161	228
Amount deferred	0	6	29	0	113	18	0	0	92	216	17	89	0	0	28	61
Columbia Global Bond — total	1,081	466	921	477	943	423	436	579	2,002	815	378	1,015	1,055	447	339	869
Amount deferred	0	27	125	0	423	82	0	0	343	815	73	338	0	0	122	272
Columbia Global Equity — total	994	470	842	481	860	427	439	497	1,838	735	382	929	972	449	343	788
Amount deferred	0	28	126	0	381	83	0	0	310	735	74	314	0	0	123	275

Statement of Additional Information – October 1, 2012	Page 153

	Aggregate Compensation from Fund
Fund	Blatz	Boudreau	Carlton	Carmichae	Flynn	Hawkins	Hilliard	Jones(a)	Lewis	Maher	Nagorniak(a)	Paglia	Richie	Santomero	Shaw	Taunton- Rigby
Columbia Global Extended Alpha — total	$247	$225	$129	$243	$129	$176	$222	$12	$361	$19	$158	$141	$246	$228	$114	$20
Amount deferred	0	1	3	0	10	2	0	0	8	19	2	8	0	0	3	7
Columbia Multi-Advisor International Value — total	1,228	457	1,055	467	1,087	414	430	721	2,306	951	373	1,161	1,196	442	334	1,006
Amount deferred	0	26	123	0	495	79	0	0	404	951	71	383	0	0	119	263
Columbia Seligman Global Technology — total	1,213	501	1,045	510	1,074	459	468	669	2,274	940	411	1,153	1,184	480	373	1,003
Amount deferred	0	31	143	0	489	93	0	0	398	940	84	396	0	0	139	311
For funds with fiscal period ending November 30
Columbia AMT-Free Tax-Exempt Bond — total	2,006	719	1,186	706	1,224	719	719	388	2,367	1,114	644	1,235	1,240	670	644	1,263
Amount deferred	0	72	321	0	584	216	0	0	474	1,114	193	551	0	0	322	0
Columbia Government Money Market(j) — total	553	450	524	438	540	450	403	87	970	485	403	535	549	423	403	558
Amount deferred	2,006	928	1,885	909	1,958	928	835	731	3,911	1,802	835	2,034	1,977	870	835	0
Columbia Mid Cap Growth Opportunity — total	2,006	928	1,885	909	1,958	928	835	731	3,911	1,802	835	2,034	1,977	870	835	2,000
Amount deferred	0	93	417	0	982	279	0	0	784	1,802	250	902	0	0	417	0

*	The Funds-of-Funds do not pay additional compensation to the Board members for attending meetings. Compensation is paid directly from the affiliated underlying funds in which each Fund-of-Funds invests.

(a)	Ms. Jones ceased serving as a member of the Board effective April 14, 2011. Mr. Nagorniak ceased serving as a member of the Board effective Sept. 2012.

(b)	The funds began paying Board compensation effective June 1, 2011.

(c)	The fund changed its fiscal year end in 2012 from March 31 to Feb. 29. The information shown is for the fiscal period from April 1, 2011 to Feb. 29, 2012.

(d)	For the period from April 20, 2012 (commencement of operations) to May 31, 2012.

(e)	For the period from July 28, 2011 (commencement of operations) to May 31, 2012.

(f)	The fund changed its fiscal year end in 2012 from Sept. 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from Oct. 1, 2011 to May 31, 2012.

(g)	The fund changed its fiscal year end in 2012 from June 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from July 1, 2011 to May 31, 2012.

(h)	The fund changed its fiscal year end in 2012 from Dec. 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from Jan. 1, 2012 to May 31, 2012.

(i)	For the period from Sept. 28, 2010 (when shares became publicly available) to Aug. 31, 2011.

(j)	The fund changed its fiscal year end in 2011 from Dec. 31 to Nov. 30. The information shown is for the period from Jan. 1, 2011 to Nov. 30, 2011.

CODE OF ETHICS

The funds, Columbia Management, unaffiliated and affiliated subadvisers, if applicable, and Columbia Management Investment Distributors, Inc. have each adopted a Code of Ethics (collectively, the “Codes”) and related procedures reasonably designed to prevent violations of Rule 204A-1 under the Investment Advisers Act of 1940 and Rule 17j-1 under the 1940 Act. The Codes contain provisions reasonably necessary to prevent a fund’s access persons from engaging in any conduct prohibited by paragraph (b) of Rule 17j-1, which indicates that it is unlawful for any affiliated person of or principal underwriter for a fund, or any affiliated persons of an investment adviser of or principal underwriter for a fund, in connection with the purchase or sale, directly or indirectly, by the person of a security held or to be acquired by a fund (i) to employ any device, scheme or artifice to defraud a fund; (ii) to make any untrue statement of a material fact to a fund or omit to state a material fact necessary in order to make the statements made to a fund, in light of the circumstance under which they are made, not misleading; (iii) to engage in any act, practice or course of business that operates or would operate as a fraud or deceit on a fund; or (iv) to engage in any manipulative practice with respect to a fund. The Codes prohibit personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for the funds.

Copies of the Codes are on public file with the SEC and can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. The information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Copies of the Codes are also available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. Copies of the Codes may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

Statement of Additional Information – October 1, 2012	Page 154

Control Persons and Principal Holders of Securities

The following table identifies those investors who, as of 30 days after the end of the fund’s fiscal period, owned 5% or more of any class of a fund’s shares and those investors who owned 25% or more of a fund’s shares (all share classes taken together). Investors who own more than 25% of a fund’s shares are presumed under securities laws to control the fund and would be able to determine the outcome of most issues that are submitted to shareholders for vote. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 31. Control Persons and Principal Holders of Securities

As of 30 days after the end of the fund’s fiscal period:

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Funds with fiscal period ending January 31
Columbia Income Builder	Columbia Management Investment Advisers LLC	Class K	49.31%	—
	(Columbia Management), Minneapolis, MN	Class R	5.84%
	Frontier Trust Co. FBO, Fargo, ND	Class R	89.87%	—
	Charles Schwab & Co., Inc. (Charles Schwab), San Francisco, CA	Class K	50.69%	—
	Pershing LLC, Jersey City, NJ	Class Z	13.15%	—
	Merrill Lynch, Pierce, Fenner & Smith, (MLP Fenner & Smith), Jacksonville, FL	Class Z	26.67%	—
	State Street Bank and Trust IRA FBO Gregory A Szkrybalo, Williamsburg, VA	Class Z	12.46%	—
	Gregory A Szkrybalo, Williamsburg, VA	Class Z	5.47%	—
	First Clearing LLC (First Clearing), St. Louis, MO	Class Z	9.35%	—
	Morgan Stanley Smith Barney, Jersey City, NJ (Morgan Stanley Smith Barney), Jersey City, NJ	Class Z	7.07%	—
	LPL Financial (LPL Financial), San Diego, CA	Class Z	5.84%	—
Columbia Portfolio Builder Aggressive	Columbia Management	Class R	100.00%	—
	Wells Fargo Bank NA (Wells Fargo Bank), Minneapolis, MN	Class K	59.12%	—
	Charles Schwab	Class K	33.79%	—
	Mary Ann Merling, Wilington, OH	Class Z	41.83%	—
	Morgan Stanley Smith Barney	Class Z	30.44%	—
	MLP Fenner & Smith	Class Z	16.17%	—
	American Enterprise Investment Services Inc. (American Enterprise Investment Services), Minneapolis, MN	Class Z	8.49%	—
Columbia Portfolio Builder Conservative	Columbia Management	Class K	14.10%	—
		Class R	100.00%
	First Clearing	Class C	5.85%	—
	Charles Schwab	Class K	22.77%	—
	Wells Fargo Bank	Class K	60.93%	—
	Mary Ann Merling, Wilington, OH	Class Z	52.25%	—
	LPL Financial	Class C	20.44%	—
	American Enterprise Investment Services	Class Z	12.78%	—

Statement of Additional Information – October 1, 2012	Page 155

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Columbia Portfolio Builder Moderate	Charles Schwab	Class K	52.77%	—
	Wells Fargo Bank	Class K	21.87%	—
	MG Trust Company Cust. FBO Design Works International, Denver, CO	Class R	53.05%	—
	MG Trust Company Cust. FBO Huppins Hi-Fi Photo & Video, Denver, CO	Class Z	33.11%	—
	Deborah Aleyne Lapeyre Barbara, Mulberry Technologies Inc. 401K, Rockville, MD	Class K	7.67%	—
	Bettina Adjei MD PA 401K Profit Sharing, Eldersburg, MD	Class K	5.50%	—
	Frontier Trust Co. FBO Bischoff Dentistry Ltd, Fargo, ND	Class R	44.71%	—
	Citigroup Global Markets, Inc., New York, NY	Class Z	22.35%	—
	Mary Ann Merling, Wilington, OH	Class Z	23.67%	—
	State Street Bank and Trust IRA FBO Nancy L. Schwecke, Pleasant Hill, OR	Class Z	6.88%	—
Columbia Portfolio Builder Moderate Aggressive	Columbia Management	Class R	100.00%	—
	First Clearing	Class K	74.03%	—
	Charles Schwab	Class K	14.95%	—
	Wells Fargo Bank	Class K	8.22%	—
	TD Ameritrade Inc. FEBO, Omaha, NE	Class Z	58.54%	—
	American Enterprise Investment Services	Class Z	15.95%	—
	MLP Fenner & Smith	Class Z	8.23%	—
Columbia Portfolio Builder Moderate Conservative	Columbia Management	Class K	12.31%	—
		Class R	100.00%
	Charles Schwab	Class K	24.82%	—
	Frontier Trust Company FBO Image One Corp. 401K, Fargo, ND	Class K	54.62%	—
	American Enterprise Investment Services	Class Z	30.55%	—
	Wells Fargo Bank	Class K	7.55%	—
	Melynda D. Wilcox Cust., Alexandria, VA	Class K	40.12%	—
	State Street Bank and Trust IRA FBO James Sakamoto, Bellvue, WA	Class Z	14.93%	—
	MLP Fenner & Smith	Class Z	10.50%	—

Statement of Additional Information – October 1, 2012	Page 156

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Funds with fiscal period ending February 29
Columbia Equity Value	Columbia Management	Class I	100.00%	—
		Class R	24.87%
		Class R4	93.64%
		Class W	20.35%
	American Enterprise Investment Services	Class A	25.48%	—
		Class B	7.49%
		Class C	28.80%
		Class W	79.65%
	MG Trust Company, FBO Alumaline Corp. of America, Denver, CO	Class R	50.98%	—
	MG Trust Company, FBO Pepose Vision Institute, Denver, CO	Class K	5.58%	—
	Frontier Trust Company, FBO Aurora Packing Company 401K, Fargo, ND	Class R	19.56%	—
	Orchard Trust Company FBO, Greenwood Vlg., CO	Class K	6.86%	—
	Wells Fargo Bank	Class K	80.47%	—
		Class R4	6.36%
	NFS LLC FEBO Marshall & Ilsley Trust Co. NA, Milwaukee, WI	Class R5	99.31%	—
	Morgan Stanley Smith Barney, Jersey City, NJ	Class Z	35.15%	—
	LPL Financial, San Diego, CA	Class Z	11.74%	—
	Sandra J. Richardson IRA, Plymouth, MA	Class Z	10.26%	—
	Merrill Lynch, Pierce, Fenner & Smith	Class Z	9.02%	—
	U.S. Bancorp Investments Inc., St. Paul, MN	Class Z	8.78%	—
	Citigroup Global Markets, Inc., New York, NY	Class Z	5.98%	—
	RBC Capital Markets LLC, Concord, NH	Class Z	5.81%	—
Funds with fiscal period ending April 30
Columbia 120/20	Columbia Management	Class I	100.00%	—
Contrarian Equity		Class Z	91.08%
	American Enterprise Investment Services	Class A	55.26%	59.44%
		Class B	45.97%
		Class C	90.51%
	MLP Fenner & Smith	Class B	9.11%	—
Columbia Recovery	Columbia Management	Class I	100.00%	—
and Infrastructure		Class R	10.31%
		Class R5	25.68%
	American Enterprise Investment Services	Class A	94.98%	57.81%
		Class B	94.61%
		Class C	76.88%
	Charles Schwab	Class K	95.72%
		Class R	20.61%	—
		Class R5	74.32%
	Frontier Trust Company FBO Brian P. Sommer 401K, Fargo, ND	Class R	46.87%	—
	MLP Fenner & Smith	Class R	12.36%	—
	LPL Financial, San Diego, CA	Class Z	97.11%	36.94%

Statement of Additional Information – October 1, 2012	Page 157

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
For funds with fiscal period ending May 31
Columbia Absolute Return	Columbia Management	Class B	100.00%	69.53%	(a)
Emerging Markets Macro		Class C	100.00%
		Class R	100.00%
		Class Z	6.91%
	Columbia Portfolio Builder Aggressive Fund	Class I	14.47%	—
	Columbia Portfolio Builder Conservative Fund	Class I	6.41%	—
	Columbia Portfolio Builder Moderate Fund	Class I	33.97%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	30.95%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	14.20%	—
	American Enterprise Investment SVCS	Class A	42.57%	—
	American Enterprise Investment SVC	Class A	56.37%	—
		Class W	99.95%
		Class Z	86.76%
	Louis Potters Cust, Sands Pt., NY	Class Z	6.33%	—
Columbia Absolute Return Enhanced Multi-Strategy	Columbia Management	Class R	54.63%	28.40%	(a)
	Columbia Portfolio Builder Aggressive Fund	Class I	18.03%	—
	Columbia Portfolio Builder Conservative Fund	Class I	24.47%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	38.56%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	18.92%	—
	American Enterprise Investment SVCS	Class A	33.04%	62.73%
		Class B	85.36%
		Class C	32.94%
	American Enterprise Investment SVC	Class A	59.16%	—
		Class B	49.17%
		Class C	33.32%
		Class W	99.81%
	State Street Bank & Trust IRA Diane K. Sparks,	Class B	11.94%	—
	Spencer, IA
	Raymond James FBO Omnibus for Mutual Funds,	Class C	20.30%	—
	St. Petersburg, FL
	MG Trust Co. Cust FBO Greg L. Adams,	Class R	45.37%	—
	Denver, CO
	LPL Financial, San Diego, CA	Class Z	43.51%	—
	National Financial Services LLC FEBO	Class Z	36.05%	—
	Customers, New York, NY
	Charles Schwab	Class Z	10.51%	—

Statement of Additional Information – October 1, 2012	Page 158

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Columbia Absolute Return Multi-Strategy	Columbia Management	Class R	100.00%	56.57%	(a)
	Columbia Income Builder Fund	Class I	30.67%	—
	Columbia LifeGoal Balanced Growth Portfolio	Class I	26.74%	—
	Columbia Portfolio Builder Conservative Fund	Class I	6.58%	—
	Columbia Portfolio Builder Moderate Fund	Class I	24.33%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	5.09%	—
	American Enterprise Investment SVCS	Class A	47.01%	36.49%
		Class B	29.27%
		Class C	35.82%
	American Enterprise Investment SVC	Class A	46.01%	—
		Class B	53.21%
		Class C	43.70%
		Class W	99.97%
	Pershing LLC	Class B	9.58%	—
	Clearview Roth IRA Cust FBO Janelle Johnson	Class B	6.50%	—
	Murphy, Falls Church, VA
	Raymond James FBO Omnibus for Mutual Funds,	Class C	5.88%	—
	St. Petersburg, FL
	National Financial Services LLC FEBO	Class Z	57.79%	—
	Customers, New York, NY
	LPL Financial, San Diego, CA	Class Z	25.34%	—
Columbia Active Portfolios — Diversifed Equity Income	American Enterprise Investment SVC	Class A	100%	100%
Columbia Commodity Strategy	Columbia Management	Class I	31.06%	100.00%	(a)
		Class W	100.00%
	Columbia LifeGoal Balanced Growth Portfolio	Class I	53.66%	—
	Columbia Risk Allocation Fund	Class I	10.17%	—
	Columbia VP Asset Allocation Fund	Class I	5.12%	—

Statement of Additional Information – October 1, 2012	Page 159

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Columbia Diversified Equity Income	Columbia Management	Class W	100.00%	—
	Columbia Portfolio Builder Aggressive Fund	Class I	36.51%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	63.47%	—
	American Enterprise Investment SVCS	Class A	12.79%
		Class B	13.86%
		Class C	17.07%
	American Enterprise Investment SVC	Class A	16.73%	—
		Class B	10.58%
		Class C	15.82%
	First Clearing LLC	Class C	5.96%	—
	Hartford Life	Class R	50.37%	—
		Class R4	6.36%
	Hartford Securities Distribution Company Inc.,	Class R	16.26%	—
	Hartford, CT
	Orchard Trust Company	Class R	7.79%	—
		Class R4	23.71%
		Class R5	10.43%
	Wells Fargo Bank	Class K	29.17%	—
		Class R	9.26%
		Class R4	13.59%
		Class R5	27.75%
	Great West Life & Annuity Insurance Co.,	Class R4	28.61%	—
	Greenwood Vlg., CO
	Tomorrow's Scholar Growth Portfolio, Milwaukee, WI	Class K	7.64%	—
	Tomorrow's Scholar Balanced Portfolio,	Class K	5.84%	—
	Milwaukee, WI
	Tomorrow's Scholar Moderate Growth Portfolio, Milwaukee, WI	Class K	5.57%	—
	Tomorrow's Scholar Aggressive Growth Portfolio, Milwaukee, WI	Class K	5.02%	—
	Ameriprise Trust Company	Class R5	8.92%	—
	Mercer Trust Company, Norwood, MA	Class R5	8.52%	—
	ING Life Insurance and Annuity (ING), Hartford, CT	Class K	13.50%	—
		Class R	8.91%
		Class R4	5.48%
		Class R5	34.19%
	Taynik & Co., Quincy, MA	Class R4	8.67%	—
		Class R5	7.16%
	National Financial Services LLC FEBO	Class Z	88.25%	—

Statement of Additional Information – October 1, 2012	Page 160

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Columbia Dividend Opportunity	Columbia Income Builder Fund	Class I	26.87%	—
	Columbia Portfolio Builder Moderate Fund	Class I	11.67%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	5.89%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	8.21%	—
	Columbia LifeGoal Growth Portfolio	Class I	28.50%	—
	Columbia LifeGoal Balanced Growth Portfolio	Class I	10.08%	—
	American Enterprise Investment Services	Class A	40.68%	29.44%
		Class B	23.15%
		Class C	26.31%
		Class W	99.91%
	Raymond James FBO, St. Petersburg, FL	Class C	11.81%	—
	First Clearing	Class C	7.41%	—
	National Financial Services LLC FEBO	Class A	11.96%	—
		Class C	5.41%
		Class R5	96.70%
		Class Z	14.92%
	MLP Fenner & Smith	Class C	12.04%	—
		Class R	24.18%
	Wilmington Trust Co. Cust FBO E. Tennesee	Class R	14.49%	—
	Children's Hospital,
	MG Trust Co. Cust FBO World Resources	Class R	6.49%	—
	Institute Pension, Denver, CO
	Steinhardt Pesick & Cohen PC TTE,	Class R	5.64%	—
	Charles Schwab	Class K	8.91%	—
		Class Z	30.82%
	VRSCO FBO AIGFSB Cust., Houston, TX	Class K	85.70%	—
Columbia Flexible Capital	Columbia Management	Class I	6.30%	81.95%	(a)
		Class R	100.00%
	Columbia LifeGoal Growth Portfolio	Class I	52.49%	—
	Columbia Portfolio Builder Conservative Fund	Class I	7.63%	—
	Columbia Portfolio Builder Moderate Fund	Class I	9.23%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	7.18%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	13.81%	—
	American Enterprise Investment SVCS	Class A	30.01%	—
		Class C	10.56%
	American Enterprise Investment SVC	Class A	43.21%	—
		Class C	23.57%
	Charles Schwab	Class A	23.79%	—
	UBS WM USA, Weehawkin, NJ	Class C	32.61%	—
	LPL Financial	Class C	23.53%	—
	David L. King, Brookline, MA	Class Z	85.57%	—

Statement of Additional Information – October 1, 2012	Page 161

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Columbia High Yield Bond	Columbia Income Builder Fund	Class I	86.28%	—
	Columbia LifeGoal Balanced Growth Portfolio	Class I	11.42%	—
	American Enterprise Investment SVCS	Class A	11.81%	—
		Class B	15.68%
		Class C	12.92%
	American Enterprise Investment SVC	Class A	10.37%	—
		Class B	12.10%
		Class C	8.98%
		Class W	99.73%
	MLP Fenner & Smith	Class C	12.47%	—
		Class R	58.08%
	First Clearing	Class C	7.44%	—
		Class Z	8.47%
	ING	Class K	78.67%	—
		Class R	20.06%
		Class R4	79.39%
		Class R5	5.46%
	Massachusetts Mutual Life Ins. Co., Springfield, MA	Class K	15.81%	—
		Class R4	11.91%
	Taynik & Co., Quincy, MA	Class R4	8.03%	—
	National Financial Services LLC, New York, NY	Class R5	91.73%	—
		Class Z	8.31%
	SEI Private Trust Company FBO, Oaks, PA	Class Z	21.81%	—
	SEI Private Trust Company C/O HSBC ID 240,	Class Z	6.03%	—
	Oaks, PA
	LPL Financial, San Diego, CA	Class Z	11.76%	—
	Northern Trust Cust. FBO HSBC WS Balanced Fd, Chicago, IL	Class Z	6.18%	—
	Northern Trust Cust. FBOHSBC WS	Class Z	5.47%	—
	Moderated Fd, Chicago, IL
	TD Ameritrade Inc. FEBO, Omaha, NE	Class Z	5.00%	—

Statement of Additional Information – October 1, 2012	Page 162

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Columbia Mid Cap Value Opportunity	Columbia Management	Class W	100.00%	—
	Columbia Portfolio Builder Aggressive Fund	Class I	22.00%	—
	Columbia Portfolio Builder Moderate Fund	Class I	37.50%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	39.48%	—
	American Enterprise Investment SVCS	Class A	19.25%	—
		Class B	16.24%
		Class C	15.98%
	American Enterprise Investment SVC	Class A	15.73%	—
		Class B	10.36%
		Class C	13.25%
	First Clearing LLC	Class C	12.82%	—
		Class Z	32.83%
	MLP Fenner & Smith	Class C	6.92%	—
		Class R5	8.88%
	Hartford Life	Class R	69.22%	—
		Class R4	17.50%
	ING	Class K	16.78%	—
		Class R	5.77%
		Class R5	14.28%
	ING National Trust, Windsor, CT	Class K	7.60%	—
		Class R5	6.54%
	Massachusetts Mutual Life Ins. Co., Springfield, MA	Class R	5.27%	—
	Orchard Trust Company	Class R4	19.83%	—
	State Street Corporation, Boston, MA	Class R4	13.14%	—
	Great West Life & Annuity Insurance Co.,	Class R4	9.44%	—
	Greenwood Vlg., CO
	Wells Fargo Bank NA, Greenwood Vlg., CO	Class K	6.64%	—
		Class R4	8.07%
		Class R5	12.63%
	Wells Fargo Bank FBO, Charlotte, NC	Class K	24.35%	—
		Class R5	12.74%
	National Financial Services LLC, New York, NY	Class K	19.47%	—
		Class R5	28.96%
	Standard Insurance Co., Portland, OR	Class R5	6.06%	—
	Charles Schwab	Class R5	6.79%	—
	John Hancock Life Insurance Co. USA Boston, MA	Class Z	41.15%	—

Statement of Additional Information – October 1, 2012	Page 163

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Columbia Multi-Advisor Small Cap Value	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	72.25%	—
	Columbia Portfolio Builder Aggressive Fund	Class I	27.71%	—
	American Enterprise Investment SVCS	Class A	12.95%	—
		Class B	10.31%
		Class C	9.81%
	American Enterprise Investment SVC	Class A	16.21%	—
		Class B	8.88%
		Class C	8.27%
	MLP Fenner & Smith	Class C	5.90%	—
		Class R	24.01%
	Raymond James, St. Petersburg, FL	Class C	5.21%	—
	Pershing LLC	Class C	5.01%	—
	Equitable Life for SA NO65, Secaucus, NJ	Class R	31.63%	—
	Hartford Life Insurance Co, Hartford, CT	Class R	12.92%	—
	Orchard Trust Co. LLC, Greenwood Village, CO	Class R4	47.25%	—
	PIMS/Prudential Retirement, Boston, MA	Class R4	11.34%	—
	Frontier Trust Company FBO Select Engineering,	Class R4	8.11%	—
	Inc., Fargo, ND
	VRSCO FBO AIGFSB Cust TTEE FBO Floyd County	Class R4	9.01%	—
	Schools 403B, Houston, TX
	VRSCO FBO AIGFSB Cust TTEE FBO Floyd County	Class R4	5.03%	—
	Schools 457B, Houston, TX
	VRSCO FBO AIGFSB Cust TTEE FBO Craven	Class K	37.95%	—
	Regional Med Center 403B, Houston, TX
	VRSCO FBO AIGFSB Cust TTEE FBO City of	Class K	12.03%	—
	San Carlos 457, Houston, TX
	VRSCO FBO AIGFSB Cust TTEE FBO Pullman	Class K	8.33%	—
	Regional Hospital 457B, Houston, TX
	VRSCO FBO AIGFSB Cust TTEE FBO Pullman	Class K	6.04%	—
	Regional Hospital 401A, Houston, TX
	VRSCO FBO AIGFSB Cust TTEE FBO	Class K	5.41%	—
	Commonwealth of Massachusetts 401A, Houston, TX
	VRSCO FBO AIGFSB Cust TTEE FBO Jefferson	Class R5	6.36%	—
	Regional Med Cntr 403B, Houston, TX
	Taynik & Co., Quincy, MA	Class K	11.96%	—
	Charles Schwab	Class K	6.30%	—
	JPMorgan Chase Bank as Trustee FBO Alliant Energy	Class R5	68.17%	—
	Corp. 401K Svgs. Plan, Overland Park, KS
	JPMorgan Chase Bank as Trustee FBO Alliant Energy	Class R5	5.52%	—
	Corp. 401K Savings Plan 2020, Overland Park, KS
	National Financial Services LLC FEBO, New York, NY	Class R5	5.50%	—
	UBS WM USA, Weehawken, NJ	Class Z	34.03%	—
	First Clearing	Class Z	17.54%	—
	Wilmington Trust RISC as Cust FBO Zinpro Corp.	Class Z	16.66%	—
	401K PSP, Phoenix, AZ
	FILOC FBO Coventya Inc., Covington, KY	Class Z	7.53%	—
	Morgan Stanley Smith Barney, Jersey City, NJ	Class Z	6.13%	—
	Frontier Trust Co. FBO Access Dental/Premier Access	Class Z	5.34%	—
	401K, Fargo, ND

Statement of Additional Information – October 1, 2012	Page 164

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Columbia Select Large-Cap Value	Columbia Management	Class K	28.06%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	38.15%	—
	Columbia Portfolio Builder Moderate Fund	Class I	29.80%	—
	Columbia Portfolio Builder Aggressive Fund	Class I	19.76%	—
	Columbia LifeGoal Balanced Growth Portfolio	Class I	10.77%	—
	Future Scholar Aggressive Growth Portfolio	Class Z	14.93%	—
	Future Scholar Balanced Growth Portfolio	Class Z	14.20%	—
	Future Scholar Growth Portfolio	Class Z	12.68%	—
	Future Scholar Balanced Portfolio	Class Z	11.38%	—
	Morgan Stanley Smith Barney, Jersey City, NJ	Class A	40.24%	—
		Class B	5.93%
		Class C	7.37%
		Class Z	15.90%
	MLP Fenner & Smith	Class A	9.25%	—
		Class B	25.95%
		Class C	44.02%
		Class R	89.74%
		Class Z	15.04%
	New York Life Trust Company	Class A	8.29%	—
	Charles Schwab	Class A	5.37%	—
		Class K	71.94%
		Class R5	40.06%
	First Clearing	Class B	9.35%	—
		Class C	9.85%
		Class Z	5.55%
	American Enterprise Investment SVC	Class B	5.42%	—
		Class W	99.88%
	Gramma Fisher Foundation	Class R5	39.26%	—
	Frontier Trust Co. FBO Simplicict Software Solutions	Class R5	8.10%	—
	401K, Fargo, ND
	MG Trust Company Cust. FBO Holzfaster, Cecil,	Class R5	6.98%	—
	McKnight
	Citigroup Global Markets, Inc.	Class Z	7.72%	—
Columbia Select Smaller-Cap Value	Columbia Portfolio Builder Moderate Fund	Class I	67.52%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	13.29%	—
	Columbia Portfolio Builder Aggressive Fund	Class I	19.09%	—
	American Enterprise Investment SVCS	Class A	6.62%	—
		Class B	7.62%
	American Enterprise Investment SVC	Class A	5.86%	—
		Class B	5.21%
	MLP Fenner & Smith	Class C	24.74%	—
		Class R	63.45%
		Class Z	26.11%
	Raymond James, St. Petersburg, FL	Class C	7.68%	—
	First Clearing	Class C	6.63%	—
		Class Z	10.91%
	Wells Fargo Bank FBO	Class K	97.66%	—
	Gramma Fisher Foundation, Easton, MD	Class R5	52.34%	—
	Patricks Plain, Easton, MD	Class R5	36.12%	—
	Charles Schwab	Class R5	8.54%	—
	T Rowe Price Trust Co. TTEE FBO Retirement Plan Clients, Baltimore, MD	Class Z	36.36%	—
	Morgan Stanley Smith Barney, Jersey City, NJ	Class Z	20.60%	—

Statement of Additional Information – October 1, 2012	Page 165

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Columbia Seligman	Columbia Management	Class I	100.00%	—
Communications and Information		Class R4	24.57%
	MLP Fenner & Smith	Class A	9.60%	—
		Class B	21.01%
		Class C	19.73%
		Class R	17.55%
		Class R5	46.89%
		Class Z	37.09%
	First Clearing	Class A	5.04%	—
		Class B	10.56%
		Class C	11.96%
		Class Z	17.78%
	National Financial Services LLC FEBO, New York, NY	Class A	6.97%	—
		Class C	5.94%
	Pershing LLC	Class A	5.98%	—
		Class B	6.91%
		Class C	5.43%
		Class R4	57.85%
	USB WM USA	Class A	5.26%	—
		Class C	8.40%
	Morgan Stanley Smith Barney, Jersey City, NJ	Class B	7.17%	—
		Class C	8.86%
		Class Z	10.48%
	Raymond James	Class B	7.06%	—
		Class C	6.81%
	Citigroup Global House Account	Class B	5.06%	—
	Charles Schwab	Class K	11.83%	—
		Class R5	12.10%
		Class Z	11.11%
	Hartford Life	Class R	30.13%	—
	State Street Corporation, Boston, MA	Class R	25.39%	—
	Robert A. Stone & Joel L. Rve FBO Imagehawk 401K, Ridgeland, MS	Class R4	17.58%	—
	Frontier Trust Co. FBO Health Consultants Inc. PS	Class K	75.30%	—
	401K, Fargo, ND
	Frontier Trust Co. FBO Red River Employees FCU	Class K	8.41%	—
	401K, Fargo, ND
	Gramma Fisher Foundation, Easton, MD	Class R5	9.37%	—
	Patricks Plain, Easton, MD	Class R5	6.96%	—
	Hartford Securities Distribution Company Inc.,	Class R5	5.43%	—
	Hartford, CT
	Jader Trust No. 4 Trust, New York, NY	Class Z	5.63%	—

Statement of Additional Information – October 1, 2012	Page 166

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Columbia U.S. Government Mortgage	Columbia Management	Class W	100.00%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	15.29%	—
	Columbia Portfolio Builder Moderate Fund	Class I	20.02%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	14.86%	—
	Columbia Portfolio Builder Conservative Fund	Class I	9.77%	—
	Columbia LifeGoal Balanced Growth Portfolio	Class I	7.03%	—
	Columbia Income Builder Fund	Class I	26.53%	—
	Morgan Stanley Smith Barney, Jersey City, NJ	Class C	7.16%	—
	MLP Fenner & Smith	Class A	7.44%	—
		Class B	20.29%
		Class C	21.07%
		Class Z	75.56%
	American Enterprise Investment SVCS	Class A	5.09%	—
		Class B	8.48%
		Class C	7.03%
	American Enterprise Investment SVC	Class A	7.09%	—
		Class B	9.35%
		Class C	8.50%
	First Clearing	Class C	8.97%	—
		Class K	10.78%
	Charles Schwab	Class K	68.38%	—
	Counsel Trust DBA MATC FBO Harvard Management Solutions, Pittsburgh, PA	Class K	17.67%	—
	LPL Financial	Class Z	16.93%	—
For funds with fiscal period ending July 31
Columbia Floating Rate	Columbia Management	Class K	6.56%	—
		Class R5	100.00%
		Class W	100.00%
	Columbia Income Builder Fund	Class I	60.18%	—
	Columbia Portfolio Builder Moderate Fund	Class I	17.53%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	11.00%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	7.71%	—
	Charles Schwab	Class A	5.46%	—
		Class K	63.54%
	MLP Fenner & Smith	Class C	13.25%	—
		Class Z	16.73%
	UBS WM USA , Weehawkin, NJ	Class C	5.49%	—
	NFS LLC FEBO American Trust & Svgs, Dubuque, IA	Class K	29.90%	—
	Frontier Trust Co. FBO A E Group Inc. 401K, Fargo, ND	Class R	96.96%	—
	TD Ameritrade Inc. FEBO	Class Z	29.64%	—
	Citigroup Global Markets, Inc.	Class Z	19.74%	—
	First Clearing LLC (First Clearing), St. Louis, MO	Class Z	15.42%	—
	Pershing LLC	Class Z	10.49%	—

Statement of Additional Information – October 1, 2012	Page 167

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Columbia Income Opportunities	Columbia Management	Class R	63.62%	—
		Class W	100.00%
	Columbia Portfolio Builder Moderate Fund	Class I	29.46%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	18.47%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	12.95%	—
	Columbia Portfolio Builder Conservative Fund	Class I	6.70%	—
	Columbia LifeGoal Balanced Growth Portfolio	Class I	17.39%	—
	Columbia LifeGoal Income & Growth Portfolio	Class I	5.66%	—
	MLP Fenner & Smith	Class A	6.28%	—
		Class B	23.59%
		Class C	16.10%
		Class Y	99.85%
		Class Z	65.99%
	UBS WM USA	Class C	5.67%	—
	Frontier Trust Co. FBO Get Up & Go Fitness, Fargo, ND	Class R	36.38%	—
	Orchard Trust Company, Greenwood Village, CO	Class K	81.17%	—
	Charles Schwab	Class K	16.10%	—
Columbia Inflation Protected Securities	RiverSource Life Insurance Company, Minneapolis, MN	Class K	14.56%	36.61%	(a)
	Columbia Income Builder Fund	Class I	20.05%	—
	Columbia Portfolio Builder Conservative Fund	Class I	10.60%	—
	Columbia Portfolio Builder Moderate Fund	Class I	32.05%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	16.76%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	14.78%	—
	Citigroup Global Markets	Class C	13.12%	—
	MLP Fenner & Smith	Class C	15.14%	—
		Class R	63.34%
		Class Z	63.34%
	Frontier Trust Co. FBO Moen 401K, Fargo, ND	Class R	7.71%	—
	Frontier Trust Co. FBO B & L Corp. 401K, Fargo, ND	Class R	5.61%	—
	Frontier Trust Co. FBO C. Anthony Phillips Accountancy, Fargo, ND	Class R	6.37%	—
	MG Trust Company FBO First Choice Automotive, Denver, CO	Class K	34.72%	—
	MG Trust Company FBO Law Offices of Rosemarie Arnold, Denver, CO	Class K	28.79%	—
	MG Trust Company FBO Washington Valley Construction, Denver, CO	Class K	11.82%	—
	American Enterprise Investment Services	Class W	99.93%	—

Statement of Additional Information – October 1, 2012	Page 168

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Columbia Large Core Quantitative	Columbia Portfolio Builder Aggressive Fund	Class I	12.02%	—
	Columbia Portfolio Builder Moderate Fund	Class I	24.18%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	21.71%	—
	Columbia LifeGoal Balanced Growth Portfolio	Class I	14.54%	—
	Columbia LifeGoal Growth Portfolio	Class I	11.94%	—
	American Enterprise Investment Services	Class W	99.90%	—
	MLP Fenner & Smith	Class C	9.53%	—
		Class R	74.01%
		Class Z	37.90%
	Wells Fargo Bank	Class K	99.44%	—
		Class R5	99.91%
	First Clearing	Class Z	41.55%	—
	Citigroup Global Markets, Inc.	Class Z	20.18%	—
Columbia Limited Duration Credit	Columbia Portfolio Builder Conservative Fund	Class I	22.01%	—
	Columbia Portfolio Builder Moderate Fund	Class I	8.44%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	23.73%	—
	Columbia Income Builder Fund	Class I	14.78%	—
	AAF LifeGoal Balanced Growth Portfolio	Class I	18.24%	—
	MLP Fenner & Smith	Class C	8.46%	—
		Class Z	55.83%
	Charles Schwab	Class K	93.05%	—
	American Enterprise Investment Services Inc.	Class K	5.29%	—
		Class W	99.95%
	LPL Financial	Class Z	14.72%	—
	First Clearing	Class Z	11.34%	—
Columbia Money Market	Columbia Management	Class R	59.50%	—
	Columbia Portfolio Builder Conservative Fund	Class I	34.56%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	34.06%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	7.01%	—
	Columbia Portfolio Builder Moderate Fund	Class I	6.33%	—
	UBS WM USA	Class C	5.99%	—
	Pershing LLC	Class Z	5.58%	—
	Counsel Trust DBA MATC FBO Farmer Fuqua & Huff PC 401K, Pittsburgh, PA	Class R	36.36%	—
	Frontier Trust Co. FBO Greatmats.com Corp., Fargo, ND	Class R5	33.46%	—
	Frontier Trust Co. FBO Mythics, Inc. 401K, Fargo, ND	Class R5	30.58%	—
	Frontier Trust Co. FBO Okmetic Inc. 401K, Fargo, ND	Class R5	22.00%	—
	Thomas Crandall FBO National Frost Inc. 401K, E. Rochester, NY	Class R5	6.14%	—
	American Enterprise Investment Services	Class W	99.96%	—
	Wells Fargo Bank	Class Z	32.16%	—
	Future Scholar Conservative Portfolio, Charlotte, NC	Class Z	7.82%	—

Statement of Additional Information – October 1, 2012	Page 169

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Funds with fiscal period ending August 31
Columbia Diversified Bond	Columbia Management	Class R4	88.48%	—
	Citigroup Global Markets, Owings Mills, MD	Class C	18.44%	—
		Class Z	20.19%
	MLP Fenner & Smith	Class C	9.32%	—
		Class R	37.69%
		Class Z	32.59%
	Columbia Income Builder Fund	Class I	13.59%	—
	Columbia Portfolio Builder Moderate Fund	Class I	47.45%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	17.84%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	10.11%	—
	Frontier Trust Company FBO Thomas J. King, Jr. DDS, Fargo, ND	Class R	32.24%	—
	Frontier Trust Company FBO Brian P. Sommer 401K, Fargo, ND	Class R	7.13%	—
	MG Trust Company FBO Oklahoma Environmental Management, Denver, CO	Class R4	7.81%	—
	Wells Fargo Bank	Class K	99.37%	—
	Patricks Plain, Easton, MD	Class R5	54.96%	—
	Charles Schwab	Class R5	40.69%	—
	American Enterprise Investment Services	Class W	99.98%	—
	First Clearing LLC, St. Louis, MO	Class Z	30.41%	—
Columbia Marsico Flexible	Columbia Management	Class I	100.00%	—
Capital		Class R	25.64%
	UBS WM USA	Class A	16.88%	—
		Class C	10.35%
	MG Trust Company FBO Warren City School District 403B, Denver, CO	Class R	74.36%	—
	LPL Financial	Class Z	52.41%	—
	Charles Schwab	Class Z	43.93%	—
Columbia Minnesota Tax-Exempt	First Clearing	Class Z	66.00%	—
	MLP Fenner & Smith	Class Z	29.09%	—
Funds with fiscal period ending September 30
Columbia Large Growth	Columbia Management	Class K	100.00%	26.62%	(a)
Quantitative		Class R	100.00%
	Columbia Portfolio Builder Aggressive Fund	Class I	13.36%	—
	Columbia Portfolio Builder Moderate Fund	Class I	27.84%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	24.37%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	9.42%	—
	Columbia LifeGoal Growth Portfolio	Class I	18.90%	—
	MLP Fenner & Smith	Class C	43.07%	—
		Class Z	54.43%
	Citigroup Global Markets, Inc.	Class Z	23.21%	—
	American Enterprise Investment Services	Class W	99.94%	—
		Class Z	6.71%

Statement of Additional Information – October 1, 2012	Page 170

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Columbia Large Value	Columbia Management	Class K	48.84%	—
Quantitative		Class R	100.00%
	Columbia Income Builder Basic Income Fund	Class I	38.31%	—
	Columbia LifeGoal Growth Portfolio	Class I	34.54%	—
	Columbia LifeGoal Balanced Growth Portfolio	Class I	19.19%	—
	MLP Fenner & Smith	Class A	8.03%	—
		Class B	16.85%
		Class C	14.29%
		Class T	16.34%
		Class Z	92.37%
	Pershing LLC	Class A	8.64%	—
		Class B	9.50%
		Class C	8.11%
	First Clearing	Class B	12.78%	—
		Class C	9.71%
		Class K	51.16%
	UBS WM USA	Class C	14.86%	—
	Hartford Securities Distribution Company	Class C	11.13%	—
	American Enterprise Investment Services	Class W	99.94%	—
Columbia Strategic Allocation	Columbia Management	Class I	100.00%	—
		Class R	100.00%
	First Clearing	Class K	6.04%	—
		Class Z	40.77%
	Charles Schwab	Class K	93.96%	—
	Citigroup Global Markets, Inc.	Class Z	52.59%	—
Funds with fiscal period ending October 31
Columbia Absolute Return Currency and Income	AAF LifeGoal Balanced Growth Fund	Class I	52.91%	39.98%	(a)
	AAF LifeGoal Income & Growth Fund	Class I	6.62%	—
	Columbia Income Builder Basic Income Fund	Class I	22.40%	—
	American Enterprise Investment Services	Class B	5.58%	—
		Class W	99.77%
	First Clearing	Class C	10.90%	—
	Citigroup Global Markets	Class C	6.35%	—
	UBS WM USA	Class C	5.61%	—
	MLP Fenner & Smith	Class C	5.55%	—
		Class Z	59.73%
	NFS LLC FEBO Bancfirst Trust & Invest. Mgmt.	Class Z	31.24%	—

Statement of Additional Information – October 1, 2012	Page 171

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Columbia Asia Pacific ex-Japan	Columbia Management	Class C	5.10%	—
		Class I	100.00%
		Class R	7.31%
	American Enterprise Investment Services	Class A	15.09%	—
		Class C	26.87%
	Raymond James, St. Petersburg, FL	Class A	32.42%	—
	State Street Bank & Trust, Roth IRA Harold T. Sasaki	Class C	20.31%	—
	C. Terry Cutter, Carmel, IN	Class C	18.94%	—
	State Street Bank & Trust, IRA Yui Lau	Class C	7.54%	—
	State Street Bank & Trust, Diana Thanh Thuly Tran	Class C	6.88%	—
	State Street Bank & Trust, IRA Gregory Y. Yamamoto	Class C	5.50%	—
	Capital Bank & Trust Co. TTEE FBO Everett Gaskins Hancock LLP 401K PS, Greenwood Village, CO	Class R	92.69%	—
	MAC & Co., Pittsburgh, PA	Class R5	17.39%	—
	State Street Bank & Trust, IRA Patricia M. Daly	Class Z	47.45%	—
	Leland A. Noble, Danbury, CT	Class Z	28.85%	—
	Nalini S. Naik, Cherry Hill, NJ	Class Z	18.58%	—
Columbia Emerging Markets	Columbia Management	Class K	18.14%
Bond		Class R	100.00%	31.39%	(a)
	Columbia Income Builder Fund	Class I	26.49%	—
	Columbia Portfolio Builder Moderate Fund	Class I	19.16%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	17.54%	—
	AAF LifeGoal Balanced Growth Fund	Class I	13.09%	—
	Columbia Portfolio Builder Conservative Fund	Class I	10.33%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	7.76%	—
	Pershing LLC	Class A	16.65%	—
		Class C	6.33%
		Class K	10.45%
		Class Z	38.16%
	Charles Schwab	Class K	56.82%	—
	American Enterprise Investment Services, Inc.	Class W	99.91%	—
	MLP Fenner & Smith	Class C	19.78%	—
		Class Z	12.63%
	First Clearing	Class C	13.95%	—
		Class Z	10.27%
	Citigroup Global Markets	Class C	10.67%	—
	UBS WM USA	Class C	10.40%	—
	Morgan Stanley Smith Barney	Class C	5.06%	—
	MG Trust Company FBO Synergy Seven Inc., Denver, CO	Class K	14.59%	—
	LPL Financial	Class Z	5.46%	—

Statement of Additional Information – October 1, 2012	Page 172

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Columbia Emerging Markets	Columbia Management	Class I	100.00%	—
Opportunity		Class W	100.00%
	MLP Fenner & Smith	Class C	31.30%	—
		Class R	80.34%
		Class Z	27.73%
	Charles Schwab	Class K	72.87%	—
		Class R5	11.70%
	First Clearing	Class K	6.01%	—
		Class Z	29.95%
	Patricks Plain LLC, Easton, MD	Class R5	82.49%	—
	Citigroup Global Markets	Class Z	27.81%	—
Columbia European Equity	Columbia Management	Class K	12.39%	79.15%	(a)
	Columbia Portfolio Builder Moderate Fund	Class I	26.06%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	23.33%	—
	Columbia Portfolio Builder Aggressive Fund	Class I	14.66%	—
	Columbia Masters International Fund	Class I	13.33%	—
	AAF LifeGoal Balanced Growth Fund	Class I	12.12%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	5.12%	—
	MG Trust Company Cust. FBO Urologic Surgery, P.C. 401K, Denver, CO	Class K	74.12%	—
	Charles Schwab	Class K	13.49%	—
	LPL Financial	Class Z	74.53%	—
	Pershing LLC	Class Z	13.02%	—
Columbia Frontier	Columbia Management	Class I	100.00%	—
		Class K	14.41%
	First Clearing	Class C	7.92%	—
		Class K	5.54%
		Class Z	58.38%
	UBS WM USA	Class C	5.10%	—
	MLP Fenner & Smith	Class C	19.75%	—
		Class R	48.90%
	Frontier Trust Company FBO Financial Network Audit, LLC	Class R	19.99%	—
	Frontier Trust Company FBO C. Anthony Phillps Accountancy 401K	Class R	9.75%	—
	Seligman Advisors Inc., Minneapolis, MN	Class R	7.81%	—
	Accutek Packaging Equipment Company 401K, Vista, CA	Class R	7.85%	—
	Charles Schwab	Class K	79.33%	—
	Gramma Fisher Foundation, Easton, MD	Class R5	68.74%	—
	Patricks Plain LLC, Easton, MD	Class R5	28.20%	—
	Citigroup Global Markets	Class Z	25.00%	—
	Carol M. Fenzen, Naples, FL	Class Z	6.19%	—

Statement of Additional Information – October 1, 2012	Page 173

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Columbia Global Bond	Columbia Management	Class R	99.98%	—
	Columbia Retirement Plus 2025 Fund	Class I	18.67%	—
	Columbia Retirement Plus 2030 Fund	Class I	17.31%	—
	Columbia Retirement Plus 2015 Fund	Class I	16.98%	—
	Columbia Retirement Plus 2020 Fund	Class I	16.80%	—
	Columbia Retirement Plus 2035 Fund	Class I	11.79%	—
	Columbia Retirement Plus 2010 Fund	Class I	7.68%	—
	Columbia Retirement Plus 2040 Fund	Class I	6.46%	—
	Charles Schwab	Class K	27.00%	—
	First Clearing	Class K	33.91%	—
		Class Z	32.90%
	Micheal Gallina FBO Manns Jewelers Inc. 401K, Rochester, NY	Class K	17.08%	—
	Leslie Betts FBO Pharmacy Administrative Solutions, Tampa, FL	Class K	12.30%	—
	American Enterprise Investment Services	Class W	99.95%	—
	Citigroup Global Markets	Class Z	44.25%	—
	Frank G. Lemoine, Laurel, MD	Class Z	8.17%	—
Columbia Global Equity	Columbia Management	Class I	100.00%	—
		Class R5	100.00%
		Class W	100.00%
	MLP Fenner & Smith	Class C	18.27%	—
		Class R	7.71%
		Class Z	36.32%
	First Clearing LLC	Class C	9.42%	—
	UBS WM USA	Class C	6.49%	—
	Frontier Trust Company FBO C. Anthony Phillps Accountantcy 401K	Class R	34.72%	—
	MG Trust Company Cust. FBO Applied Reliability Engineering, Denver, CO	Class R	16.97%	—
	Frontier Trust Company FBO Cache Commodities Inc. 401K, Fargo, ND	Class R	16.11%	—
	Frontier Trust Company FBO Financial Network Audit, LLC, Fargo, ND	Class R	7.16%	—
	Frontier Trust Company FBO EFK Moen 401K, Fargo, ND	Class R	8.31%	—
	Frontier Trust Company FBO Associates in Diagnostic Radiology, Fargo, ND	Class Z	19.06%	—
	Wells Fargo Bank	Class K	97.05%	—
	Pershing LLC	Class Z	9.82%	—
	Charles Schwab	Class Z	7.86%	—
	Citigroup Global Markets, Inc.	Class Z	6.91%	—

Statement of Additional Information – October 1, 2012	Page 174

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Columbia Global Extended	Columbia Management	Class I	100.00%	36.72%	(a)
Alpha		Class K	12.19%
		Class R	99.99%
		Class Z	5.23%
	American Enterprise Investment Services	Class B	63.18%	—
		Class C	35.14%
	Charles Schwab	Class K	65.27%	—
	First Clearing LLC	Class K	22.55%	—
	Sterne Agee & Leach Inc., Birmingham, AL	Class Z	65.23%	—
	Dalia E. Cepele Taylor, Orland Park, IL	Class Z	20.71%	—
	Karamat A. Syed, Bowie, MD	Class Z	8.84%	—
Columbia Multi-Advisor International Value	Columbia Management	Class I	100.00%	—
	Charles Schwab	Class K	54.61%	—
	First Clearing LLC	Class K	29.78%	—
		Class Z	45.55%
	MLP Fenner & Smith	Class Z	17.14%	—
	Citigroup Global Markets, Inc.	Class Z	15.95%	—
	American Enterprise Investment Services	Class Z	12.74%	—
Columbia Seligman Global	Columbia Management	Class I	100.00%	—
Technology		Class R5	19.54%
	MLP Fenner & Smith	Class A	7.44%	—
		Class B	5.71%
		Class C	19.35%
		Class R	12.08%
		Class Z	84.64%
	First Clearing LLC	Class C	8.10%	—
		Class K	30.76%
		Class Z	6.90%
	Raymond James, St. Petersburg, FL	Class C	7.13%	—
	UBS WM USA	Class C	6.65%	—
	Pershing LLC	Class C	6.24%	—
	Morgan Stanley, Jersey City, NJ	Class C	5.85%	—
	Hartford Life Insurance Co., Hartford, CT	Class R	59.53%	—
	TD Ameritrade Trust Company	Class R	5.18%	—
	Charles Schwab	Class K	57.50%	—
	Frontier Trust Company FBO Chalet Dental Care 401K	Class K	6.91%	—
	Patterson & Co. FBO Stearns Enterprises, Inc., Charlotte, NC	Class R5	50.38%	—
	Patterson & Co. FBO ISSI Retirement Plan, Charlotte, NC	Class R5	25.01%	—
	Patterson & Co. FBOCal Irish Enterprise DBA, Charlotte, NC	Class R5	5.06%	—
Funds with fiscal period ending November 30
Columbia AMT-Free Tax-Exempt Bond	MLP Fenner & Smith	Class Z	78.86%	—
	Citigroup Global Markets	Class Z	18.34%	—

Statement of Additional Information – October 1, 2012	Page 175

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Columbia Government Money Market	Raymond James, St. Petersburg, FL	Class A	5.05%	—
	First Clearing LLC	Class B	10.01%	—
		Class C	5.44%
	Morgan Stanley Smith Barney	Class B	5.75%	—
	Frontier Trust Company FBO	Class R	40.64%	—
	Counsel Trust DBA FBO, Pittsburgh, PA	Class R	28.82%	—
	Patricks Plain, Easton, MD	Class R5	72.01%	—
	Gramma Fisher Foundation, Easton, MD	Class R5	27.14%	—
	Donald E. Lewin, York, PA	Class Z	51.00%	—
	State Street Bank & Trust IRA,Liza Y. Fine Magnan, Woonsocket, RI	Class Z	6.57%	—
Columbia Mid Cap Growth	Columbia Management	Class I	100.00%	—
Opportunity		Class R	10.83%
		Class R4	25.55%
	MLP Fenner & Smith	Class C	7.55%	—
	Frontier Trust Company FBO Yankton Surgical Associates 401K, Fargo, ND	Class R	70.10%	—
	Satya N. Voleti, Pt. Charlotte, FL	Class R	16.72%	—
	MG Trust Company FBO Body Masters Inc., Denver, CO	Class R4	57.74%	—
	MG Trust Company FBO Central Jersey Collision, Denver, CO	Class R4	16.71%	—
	Wells Fargo Bank	Class K	83.34%	—
	Orchard Trust Company LLC FBO Silgan Plastics, Greenwood Village, CO	Class K	6.71%	—
	Citigroup Global Markets	Class Z	37.68%	—
	MLP Fenner & Smith	Class Z	31.25%	—
	First Clearing	Class Z	13.98%	—
	FIIOC FBO Accent Display 401K, Covington, KY	Class Z	8.69%	—

(a)	Combination of all share classes of Columbia Management initial capital and affiliated funds-of-funds’ investments.

A fund may serve as an underlying investment of funds-of-funds that principally invest in shares of affiliated funds in the Fund Family (the underlying funds). The underlying funds and the funds-of-funds share the same officers, Board members, and investment manager. The funds-of-funds do not invest in an underlying fund for the purpose of exercising management or control; however, from time to time, investments by the funds-of-funds in a fund may represent a significant portion of a fund. Because the funds-of-funds may own a substantial portion of the shares of a fund, procedures have been put into place to assure that public shareholders will determine the outcome of all actions taken at underlying fund shareholder meetings. In proxy voting, the funds-of-funds will vote on each proposal in the same proportion that other shareholders vote on the proposal.

In addition, Columbia Management or an affiliate may own shares of a fund as a result of an initial capital investment at the inception of the fund or class. To the extent Columbia Management, as manager of the funds-of-funds, may be deemed a beneficial owner of the shares of an underlying fund held by the funds-of-funds, and such shares, together with any initial capital investment by Columbia Management or an affiliate, represent more than 25% of a fund, Columbia Management and its affiliated companies may be deemed to control the fund.

Statement of Additional Information – October 1, 2012	Page 176

Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Board of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Additionally, for Columbia Floating Rate Fund:

Columbia Floating Rate Fund (the “Fund”) is one of several defendants to a bankruptcy proceeding captioned Official Committee of Unsecured Creditors of TOUSA, Inc., et al. v. Citicorp North America, Inc., et al. (the “Lawsuit”), (In re TOUSA, Inc., et al.), pending in the U.S. Bankruptcy Court, Southern District of Florida (the “Bankruptcy Court”). The Fund and several other defendants (together the “Senior Transeastern Defendants”) were lenders to parties involved in a joint venture with TOUSA, Inc. (“TOUSA”) on a $450 million Credit Agreement dated as of August 1, 2005 (the “Credit Agreement”). In 2006, the administrative agent under the Credit Agreement brought claims against TOUSA alleging that certain events of default had occurred under the Credit Agreement thus triggering the guaranties (the “Transeastern Litigation”). On July 31, 2007, TOUSA and the Senior Transeastern Defendants reached a settlement in the Transeastern Litigation pursuant to which the Fund (as well as the other Senior Transeastern Defendants) released its claims and was paid $1,052,271. To fund the settlement, TOUSA entered into a $500 million credit facility with new lenders secured by liens on the assets of certain of TOUSA’s subsidiaries. On January 29, 2008, TOUSA and certain of its subsidiaries filed voluntary petitions for relief under Chapter 11 of the Bankruptcy Code. In August 2008, the Committee of Unsecured Creditors of TOUSA (“Committee”) filed the Lawsuit, seeking as to the Fund and the other Senior Transeastern Defendants a return of the money the Senior Transeastern Defendants received as part of the Transeastern Litigation settlement. The Lawsuit went to trial in July 2009, and the Bankruptcy Court ordered the Fund and the other Senior Transeastern Defendants to disgorge the money they received in settlement of the Transeastern Litigation. The Senior Transeastern Defendants, including the Fund, appealed the Bankruptcy Court’s decision to the District Court for the Southern District of Florida (the “District Court”). To stay execution of the judgment against the Fund pending appeal, the Fund deposited $1,327,620 with the Bankruptcy Court clerk of court. On February 11, 2011, the District Court entered an opinion and order quashing the Bankruptcy Court’s decision as it relates to the liability of the Senior Transeastern Defendants and ordering that “[t]he Bankruptcy Court’s imposition of remedies as to the [Senior Transeastern Defendants] is null and void.” On March 8, 2011, the Committee appealed the District Court’s order to the Eleventh Circuit Court of Appeals. The Court heard oral argument on March 21, 2012, and on May 15, 2012 issued an order reversing the decision of the District Court. A petition for rehearing by the entire panel of the Eleventh Circuit Court of Appeals was filed and denied. The District Court will now review and decide several remaining appeal issues.

Statement of Additional Information – October 1, 2012	Page 177

Independent Registered Public Accounting Firm

The financial statements contained in each funds’ Annual Report were audited by the independent registered public accounting firm, Ernst & Young LLP, located at 220 South 6th Street, Suite 1400, Minneapolis, MN 55402. The independent registered public accounting firm also provides other accounting and tax-related services as requested by the funds.

The Board has selected PricewaterhouseCoopers LLP, which is located at 225 South Sixth Street, Minneapolis, MN 55402, to be the funds’ new independent registered public accounting firm. The financial statements contained in each fund’s Annual Report for the fiscal year ending August 31, 2012 and later will be audited by PricewaterhouseCoopers LLP.

Statement of Additional Information – October 1, 2012	Page 178

Appendix A

DESCRIPTION OF RATINGS

Standard & Poor’s Long-Term Debt Ratings.

A Standard & Poor’s corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of such information or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

•	Likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

•	Nature of and provisions of the obligation.

•

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

On August 5, 2011, Standard & Poor’s Ratings Services (“S&P) lowered its long-term sovereign credit rating for the United States of America to “AA+” from “AAA”. Because certain of the funds invest in U.S. government obligations, the value of the funds’ shares may be adversely affected by S&P’s downgrade or any future downgrades of the U.S. government’s credit rating. While the long-term impact of the downgrade is uncertain, it could, for example, lead to increased volatility in the short-term.

Investment Grade

Debt rated AAA has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

Speculative Grade

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

Statement of Additional Information – October 1, 2012	A-1

Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category also is used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

Debt rated CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

Debt rated C typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

The rating CI is reserved for income bonds on which no interest is being paid.

Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Moody’s Long-Term Debt Ratings

Aaa – Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa – Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than in Aaa securities.

A – Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa – Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba – Bonds that are rated Ba are judged to have speculative elements – their future cannot be considered as well- assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B – Bonds that are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa – Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca – Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C – Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch’s Long-Term Debt Ratings

Fitch’s bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Statement of Additional Information – October 1, 2012	A-2

Fitch ratings are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

Investment Grade

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A: Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Speculative Grade

BB: Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

SHORT-TERM RATINGS

Standard & Poor’s Commercial Paper Ratings

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

A-1	This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2	Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3	Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

Statement of Additional Information – October 1, 2012	A-3

B	Issues are regarded as having only speculative capacity for timely payment.

C	This rating is assigned to short-term debt obligations with doubtful capacity for payment.

D	Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

Standard & Poor’s Muni Bond and Note Ratings

An S&P municipal bond or note rating reflects the liquidity factors and market-access risks unique to these instruments. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

Note rating symbols and definitions are as follows:

SP-1	Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.

Municipal bond rating symbols and definitions are as follows:

Standard & Poor’s rating SP-1 indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

Standard & Poor’s rating SP-2 indicates satisfactory capacity to pay principal and interest.

Standard & Poor’s rating SP-3 indicates speculative capacity to pay principal and interest.

Moody’s Short-Term Ratings

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: (i) leading market positions in well-established industries, (ii) high rates of return on funds employed, (iii) conservative capitalization structure with moderate reliance on debt and ample asset protection, (iv) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (v) well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Moody’s Short-Term Muni Bonds and Notes

Short-term municipal bonds and notes are rated by Moody’s. The ratings reflect the liquidity concerns and market access risks unique to notes.

Moody’s MIG 1/VMIG 1 indicates the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

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Moody’s MIG 2/VMIG 2 indicates high quality. Margins of protection are ample although not so large as in the preceding group.

Moody’s MIG 3/VMIG 3 indicates favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Moody’s MIG 4/VMIG 4 indicates adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

Fitch’s Short-Term Ratings

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer’s obligations in a timely manner.

Fitch short-term ratings are as follows:

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S: Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D: Default. Issues assigned this rating are in actual or imminent payment default.

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Appendix B

STATE TAX-EXEMPT FUNDS

STATE RISK FACTORS

The State Tax-Exempt Funds invest primarily in the municipal securities issued by a single state and political sub-divisions that state. Each Fund will be particularly affected by political and economic conditions and developments in the state in which it invests. This vulnerability to factors affecting the state’s tax- exempt investments will be significantly greater than that of more geographically diversified funds, which may result in greater losses and volatility. Because of the relatively small number of issuers of tax-exempt securities, the Fund may invest a higher percentage of assets in a single issuer and, therefore, be more exposed to the risk of loss by investing in a few issuers than a fund that invests more broadly. At times, the Fund and other accounts managed by the investment manager may own all or most of the debt of a particular issuer. This concentration of ownership may make it more difficult to sell, or to determine the fair value of, these investments. In addition, a Fund may concentrate in a segment of the tax-exempt debt market, such as revenue bonds for health care facilities, housing or airports. These investments may cause the value of a fund’s shares to change more than the values of funds’ shares that invest in more diversified investments. The yields on the securities in which the Fund invests generally are dependent on a variety of factors, including the financial condition of the issuer or other obligor, the revenue source from which the debt service is payable, general economic and monetary conditions, conditions in the relevant market, the size of a particular issue, the maturity of the obligation, and the rating of the issue. In addition to such factors, geographically concentrated securities will experience particular sensitivity to local conditions, including political and economic changes, adverse conditions to an industry significant to the area, and other developments within a particular locality. Because many tax-exempt bonds may be revenue or general obligations of local governments or authorities, ratings on tax-exempt bonds may be different from the ratings given to the general obligation bonds of a particular state.

Certain events may adversely affect all investments within a particular market segment of the market. Examples include litigation, legislation or court decisions, concerns about pending or contemplated litigation, legislation or court decisions, or lower demand for the services or products provided by a particular market segment. Investing mostly in state-specific tax-exempt investments makes the Fund more vulnerable to that state’s economy and to factors affecting tax-exempt issuers in that state than would be true for more geographically diversified funds. These risks include, among others:

•	the inability or perceived inability of a government authority to collect sufficient tax or other revenues to meet its payment obligations;

•	natural disasters and ecological or environmental concerns;

•	the introduction of constitutional or statutory limits on a tax-exempt issuer’s ability to raise revenues or increase taxes;

•	the inability of an issuer to pay interest on or repay principal or securities in which the funds invest during recessionary periods; and

•	economic or demographic factors that may cause a decrease in tax or other revenues for a government authority or for private operators of publicly financed facilities.

More information about state specific risks may be available from official state resources.

Statement of Additional Information – October 1, 2012	B-1

Appendix C

Proxy Voting Policy

Proxy Voting Guidelines

As Amended and Restated – Effective January 24, 2011

Set forth on the following pages are guidelines adopted and used by the Funds listed on the cover page of the Statement of Additional Information to which these Guidelines are appended. These Funds are governed by the same Board of Trustees (the “Board”, “We”, “Us” or “Our”) and guide the Board in voting proxies on behalf of the Funds (the “Guidelines”). The Guidelines are organized by issue and present certain factors that may be considered in making proxy voting determinations. The Board may, in exercising its fiduciary discretion, determine to vote any proxy in a manner contrary to these Guidelines.

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Directors, Boards, Committees

Elect Directors

In a routine election of directors, the Board generally votes FOR the slate nominated by the nominating committee of independent directors, who are in the best position to know what qualifications are needed for each director to contribute to an effective board. The Board generally will WITHHOLD support from a nominee who fails to meet one or more of the following criteria:

Independence – A nominee who is deemed an affiliate of the company by virtue of a material business, familial or other relationship with the company but is otherwise not an employee.

Attendance – A nominee who failed to attend at least 75% of the board’s meetings.

Over Boarding – A nominee who serves on more than four other public company boards or an employee director nominee who serves on more than two other public company boards.

Committee Membership – A nominee who has been assigned to the audit, compensation, nominating, or governance committee if that nominee is not independent of management, or if the nominee does not meet the specific independence and experience requirements for audit committees or the independence requirements for compensation committees.

Audit Committee Chair – A nominee who serves as audit committee chair where the committee failed to put forth shareholder proposals for ratification of auditors.

Board Independence – A nominee of a company whose board as proposed to be constituted would have more than one-third of its members from management.

Interlocking Directorship – A nominee who is an executive officer of another company on whose board one of the company’s executive officers sits.

Poor Governance – A nominee involved with options backdating, financial restatements or material weakness in controls, approving egregious compensation, or who has consistently disregarded the interests of shareholders.

The Board will vote on a CASE-BY-CASE basis on any director nominee who meets the aforementioned criteria but whose candidacy has otherwise been identified by the third party research provider as needing further consideration for any reason not identified above.

In the case of contested elections, the Board will vote on a CASE-BY-CASE basis, taking into consideration the above criteria and other factors such as the background of the proxy contest, the performance of the company, current board and management, and qualifications of nominees on both slates.

Shareholder Nominations for Director

The Board will vote on a CASE-BY-CASE basis for shareholder-nominated candidates for director, taking into account various factors including, but not limited to: company performance, the circumstances compelling the nomination by the shareholder, composition of the incumbent board, and the criteria listed above the Board uses to evaluate nominees.

Shareholder Nominations for Director – Special Criteria

The Board generally votes in accordance with recommendations made by its third party research provider, which are typically based on the view that board nominating committees are responsible for establishing and implementing policies regarding the composition of the board and are therefore in the best position to make determinations with respect to special nominating criteria.

Director Independence and Committees

The Board generally will vote FOR proposals that require all members of a board’s key committees (audit, compensation, nominating or governance) be independent from management.

Independent Board Chair / Lead Director

The Board generally will vote FOR proposals supporting an independent board chair or lead director and FOR the separation of the board chair and CEO roles, as independent board leaders foster the effectiveness of the independent directors and ensure appropriate oversight of management.

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Removal of Directors

The Board generally will vote FOR proposals that amend governing documents to grant or restore shareholder ability to remove directors with cause, and AGAINST proposals that provide directors may be removed only by supermajority vote. The Board will vote on a CASE-BY-CASE basis on proposals calling for removal of specific directors.

Board Vacancies

The Board generally votes in accordance with recommendations made by its third party research provider in the case of vacancies filled by continuing directors, taking into account factors including whether the proposal is in connection with a proxy contest or takeover situation.

Cumulative Voting

In the absence of proxy access rights or majority voting, the Board generally will vote FOR the restoration or provision for cumulative voting and AGAINST its elimination.

Majority Voting

The Board generally will vote FOR amendments to governing documents that provide that nominees standing for election to the board must receive a majority of votes cast in order to be elected to the board.

Number of Directors

The Board generally will vote FOR amendments to governing documents that provide directors the authority to adjust the size of the board to adapt to needs that may arise.

Term Limits

The Board generally will vote AGAINST proposals seeking to establish a limit on director terms or mandatory retirement.

General Corporate Governance

Right to Call a Special Meeting

The Board generally votes in accordance with recommendations made by its third party research provider, which typically recommends votes FOR adoption, considering factors such as proposed ownership threshold, company size, and shareholder ownership, but will not support proposals allowing for investors with less than 10% ownership to call a special meeting.

Eliminate or Restrict Right to Call Special Meeting

The Board will generally vote AGAINST proposals to eliminate the right of shareholders to call special meetings.

Lead Independent Director Right to Call Special Meeting

The Board will generally vote FOR governance document amendments or other proposals which give the lead independent director the authority to call special meetings of the independent directors at any time.

Adjourn Meeting

The Board will vote on a CASE-BY-CASE basis on adjournment proposals and generally in the same direction as the primary proposal (i.e., if supporting the primary proposal, favor adjournment; if not supporting the primary proposal, oppose adjournment).

Other Business

The Board generally will vote AGAINST proposals seeking to give management the authority to conduct or vote on other business at shareholder meetings on the grounds that shareholders not present at the meeting would be unfairly excluded from such deliberations.

Eliminate or Restrict Action by Written Consent

The Board will generally vote AGAINST proposals to eliminate the right of shareholders to act by written consent since it may be appropriate to take such action in some instances.

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Vote Unmarked Proxies

The Board generally will vote FOR proposals prohibiting voting of unmarked proxies in favor of management.

Proxy Contest Advance Notice

The Board generally will vote AGAINST proposals to amend governing documents that require advance notice for shareholder proposals or director nominees beyond notice that allows for sufficient time for company response, SEC review, and analysis by other shareholders.

Minimum Stock Ownership

The Board will vote on a CASE-BY-CASE basis on proposals regarding minimum stock ownership levels.

Director and Officer Indemnification

The Board will generally vote FOR the provision of a maximum dollar amount that can be obtained through the course of legal action from a director or officer who acts in good faith and does not benefit from a transaction.

Confidential Voting

The Board generally will vote FOR actions that ensure all proxies, ballots, and voting tabulations which identify shareholders be kept confidential, except where disclosure is mandated by law. The Board supports the proposal to minimize pressure on shareholders, particularly employee shareholders.

Miscellaneous Governing Document Amendments

The Board generally will vote FOR bylaw or charter changes that are of a housekeeping nature (e.g., updates or corrections).

Change Company Name

The Board will generally vote FOR routine business matters such as changing the company’s name.

Approve Minutes

The Board will generally vote FOR routine procedural matters such as approving the minutes of a prior meeting.

Change Date/Time/Location of Annual Meeting

The Board will vote in accordance with the recommendation of the third-party research provider on proposals to change the date, time or location of the company’s annual meeting of shareholders.

Approve Annual, Financial and Statutory Reports

The Board generally will vote FOR proposals to approve the annual reports and accounts, financial and statutory reports, provided companies required to comply with U.S. securities laws have included the certifications required by the Sarbanes Oxley Act of 2002.

Compensation

Approve or Amend Omnibus Equity Compensation Plan

The Board generally votes in accordance with recommendations made by its third party research provider, which typically recommends votes FOR adoption or amendments to omnibus (general) equity compensation plans for employees or non-employee directors if they are reasonable and consistent with industry and country standards, and AGAINST compensation plans that substantially dilute ownership interest in a company, provide participants with excessive awards, or have objectionable structural features.

Approve or Amend Stock Option Plan

The Board generally votes in accordance with recommendations made by its third party research provider, which are typically based on factors including cost, size, and pattern of grants in comparison to peer groups, history of repricing, and grants to senior executives and non-employee directors.

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Approve or Amend Employee Stock Purchase Plan

The Board generally votes in accordance with recommendations made by its third party research provider, which are typically based on factors including the plan’s cost to shareholders, whether those costs are in line with the company’s peer’s plans, and whether the plan requires shareholder approval within five years.

Approve or Amend Performance-Based 162(m) Compensation Plan

The Board generally votes in accordance with recommendations made by its third party research provider, which are typically based on factors that consider the goal of the plan and in particular the linkage between potential payments to senior executives and the attainment of preset performance-based metrics.

Approve or Amend Restricted Stock Plan

The Board generally votes in accordance with recommendations made by its third party research provider, which considers such factors as the balance of all equity grants and awards, the term and other restrictions in place for restricted stock.

Stock Option Repricing or Exchanges

The Board generally votes in accordance with recommendations made by its third party research provider on matters relating to the repricing of stock options, which are typically based on factors such as whether the amending terms lead to a reduction in shareholder rights, allow the plan to be amended without shareholder approval, or change the terms to the detriment of employee incentives such as excluding a certain class or group of employees. The Board generally will vote FOR proposals to put stock option repricings to a shareholder vote.

Performance-Based Stock Options

The Board will vote on a CASE-BY-CASE basis regarding proposals urging that stock options be performance-based rather than tied to the vagaries of the stock market.

Ban Future Stock Option Grants

The Board generally will vote AGAINST proposals seeking to ban or eliminate stock options in equity compensation plans as such an action would preclude the company from offering a balanced compensation program.

Require Stock Retention Period

The Board generally will vote FOR proposals requiring senior executives to hold stock obtained by way of a stock option plan for a minimum of three years.

Require Approval of Extraordinary Benefits

The Board generally will vote FOR proposals specifying that companies disclose any extraordinary benefits paid or payable to current or retired senior executives and generally will vote AGAINST proposals requiring shareholder approval of any such extraordinary benefits.

Pay for Performance

The Board will vote on a CASE-BY-CASE basis regarding proposals seeking to align executive compensation with shareholders’ interests.

Say on Pay

The Board generally votes in accordance with recommendations made by its third party research provider on these proposals, taking into consideration the nature of the proposal, whether the proposal seeks any change in compensation policy, and an analysis of the Compensation Discussion and Analysis disclosure and pay for performance practices of the company.

Executive Severance Agreements

The Board generally votes in accordance with recommendations made by its third party research provider on these proposals regarding approval of specific executive severance arrangements in the event of change in control of a company or due to other circumstances.

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Approve or Amend Deferred Compensation Plans for Directors

The Board generally will vote FOR approval or amendments to deferred compensation plans for non-employee directors, so that they may defer compensation earned until retirement.

Set Director Compensation

The Board generally will vote AGAINST proposals that seek to limit director compensation or mandate that compensation be paid solely in shares of stock.

Director Retirement Plans

The Board will generally vote AGAINST the adoption or amendment of director retirement plans on the basis that directors should be appropriately compensated while serving and should not view service on a board as a long-term continuing relationship with a company.

Business Entity and Capitalization

Common or Preferred Stock – Increase in Authorized Shares or Classes

The Board will vote on a CASE-BY-CASE basis regarding proposals to increase authorized shares of common stock or to add a class of common stock, taking into consideration the company’s capital goals that may include stock splits, stock dividends, or financing for acquisitions or general operations. With respect to proposals seeking to increase authorized shares of preferred stock, to add a class of preferred stock, to authorize the directors to set the terms of the preferred stock or to amend the number of votes per share of preferred stock, The Board will vote on a CASE-BY-CASE basis on the grounds that such actions may be connected to a shareholder rights’ plan that the Board also will consider on a CASE-BY-CASE basis.

Common or Preferred Stock – Decrease in Authorized Shares or Classes

The Board generally will vote FOR proposals seeking to decrease authorized shares of common or preferred stock or the elimination of a class of common or preferred stock.

Common Stock – Change in Par Value

The Board generally will vote FOR proposals to change the par value of the common stock, provided that the changes do not cause a diminution in shareholder rights.

Authorize Share Repurchase Program

The Board generally will vote FOR proposals to institute or renew open market share repurchase plans in which all shareholders may participate on equal terms.

Stock Splits

The Board generally will vote FOR stock split proposals on the grounds that they intended to encourage stock ownership of a company.

Private Placements, Conversion of Securities, Issuance of Warrants or Convertible Debentures

The Board will generally vote FOR the issuance of shares for private placements, the conversion of securities from one class to another, and the issuance of warrants or convertible debentures on the grounds that such issuances may be necessary and beneficial for the financial health of the company and may be a low cost source of equity capital. The Board will generally vote AGAINST any such issuance or related action if the proposal would in any way result in new equity holders having superior voting rights, would result in warrants or debentures, when exercised, holding in excess of 20 percent of the currently outstanding voting rights, or if the proposal would in any way diminish the rights of existing shareholders.

Issuance of Equity or Equity-Linked Securities without Subscription Rights (Preemptive Rights)

The Board generally will vote FOR proposals that seek shareholder approval of the issuance of equity, convertible bonds or other equity-linked debt instruments, or to issue shares to satisfy the exercise of such securities that are free of subscription (preemptive) rights on the grounds that companies must retain the ability to issue such securities for purposes of raising capital. The Board generally will vote AGAINST any proposal where dilution exceeds 20 percent of the company’s outstanding capital.

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Recapitalization

The Board generally will vote FOR recapitalization plans that combine two or more classes of stock into one class, or that authorize the company to issue new common or preferred stock for such plans. The Board generally will vote AGAINST recapitalization plans that would result in the diminution of rights for existing shareholders.

Merger Agreement

The Board will vote on a CASE-BY-CASE basis on proposals seeking approval of a merger or merger agreement and all proposals related to such primary proposals, taking into consideration the particular facts and circumstances of the proposed merger and its potential benefits to existing shareholders.

Going Private

The Board will vote on a CASE-BY-CASE basis on proposals that allow listed companies to de-list and terminate registration of their common stock, taking into consideration the cash-out value to shareholders, and weighing the value in continuing as a publicly traded entity.

Reincorporation

The Board will vote on a CASE-BY-CASE basis on reincorporation proposals, taking into consideration whether financial benefits (e.g., reduced fees or taxes) likely to accrue to the company as a result of a reincorporation or other change of domicile outweigh any accompanying material diminution of shareholder rights. The Board will generally vote AGAINST the proposal unless the long-term business reasons for doing so are valid. The Board will generally vote FOR proposals to consider reincorporating in the United States if a company left the country for the purpose of avoiding taxes.

Bundled Proposals

The Board generally votes in accordance with recommendations made by its third party research provider on “bundled” or otherwise conditioned proposals, which are determined depending on the overall economic effects to shareholders.

Defense Mechanisms

Shareholder Rights’ Plan (Poison Pill)

The Board will vote on a CASE-BY-CASE basis regarding management proposals seeking ratification of a shareholder rights’ plan, including a net operating loss (NOL) shareholder rights’ plan, or stockholder proposals seeking modification or elimination of any existing shareholder rights’ plan.

Supermajority Voting

The Board generally will vote FOR the elimination or material diminution of provisions in company governing documents that require the affirmative vote of a supermajority of shareholders for approval of certain actions, and generally will vote AGAINST the adoption of any supermajority voting clause.

Control Share Acquisition Provisions

The Board generally will vote FOR proposals to opt out of control share acquisition statutes and will generally vote AGAINST proposals seeking approval of control share acquisition provisions in company governing documents on the grounds that such provisions may harm long-term share value by effectively entrenching management. The ability to buy shares should not be constrained by requirements to secure approval of the purchase from other shareholders.

Anti-Greenmail

The Board generally will vote FOR proposals to adopt anti-greenmail governing document amendments or to otherwise restrict a company’s ability to make greenmail payments.

Classification of Board of Directors

The Board generally will vote FOR proposals to declassify a board and AGAINST proposals to classify a board, absent special circumstances that would indicate that shareholder interests are better served by voting to the contrary.

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Auditors

Ratify or Appoint Auditors

The Board generally votes in accordance with recommendations made by its third party research provider, which typically recommends votes FOR ratification or appointment except in situations where there are questions about the relative qualification of the auditors, conflicts of interest, auditor involvement in significant financial restatements, option backdating, material weaknesses in controls, attempts to limit auditor liability or situations where independence has been compromised.

Prohibit or Limit Auditor’s Non-Audit Services

The Board generally votes in accordance with recommendations made by its third party research provider, which typically recommends votes AGAINST these proposals since it may be necessary or appropriate for auditors to provide a service related to the business of a company and that service will not compromise the auditors’ independence. In addition, Sarbanes-Oxley legislation spells out the types of services that need pre-approval or would compromise independence.

Indemnification of External Auditor

The Board will generally vote AGAINST proposals to indemnify external auditors on the grounds that indemnification agreements may limit pursuit of legitimate legal recourse against the audit firm.

Indemnification of Internal Auditor

The Board will generally vote FOR the indemnification of internal auditors, unless the costs associated with the approval are not disclosed.

Social and Environmental

Disclose Social Agenda

The Board generally will ABSTAIN from voting on proposals that seek disclosure, often in the form of a report, on items such as military contracts or sales, environmental or conservation initiatives, business relationships with foreign countries, or animal welfare for the following reasons: a) our clients are likely to have different views of what is a socially responsible policy, b) whether social responsibility issues other than those mandated by law should be the subject of corporate policy, or c) because the impact of such disclosure on share value can rarely be anticipated with any degree of confidence.

Socially Responsible Investing

The Board generally will ABSTAIN from voting on proposals that seek to have a company take a position on social or environmental issues, for the reasons cited under ‘Disclose Social Agenda’ above.

Prohibit or Disclose Contributions and Lobbying Expenses

The Board generally votes in accordance with recommendations made by its third party research provider, which typically considers the proposal in the context of the company’s current disclosures, Federal and state laws, and whether the proposal is in shareholders’ best interests.

Disclose Prior Government Service

The Board generally will ABSTAIN from voting on proposals seeking the company to furnish a list of high-ranking employees who served in any governmental capacity over the last five years.

Change in Operations or Products Manufactured or Sold

The Board generally will ABSTAIN from voting on proposals seeking to change the way a company operates (e.g., protect human rights, sexual orientation, stop selling tobacco products, move manufacturing operations to another country, etc.) .

Executive Compensation Report

The Board generally will vote AGAINST proposals seeking companies to issue a report on linkages between executive compensation and financial, environmental and social performance on the grounds that executive compensation is a business matter for the company’s board to consider.

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Pay Equity

The Board will generally vote AGAINST proposals seeking a cap on the total pay and other compensation of its executive officers to no more than a specified multiple of the pay of the average employee of the company.

Foreign Issues

Foreign Issues- Directors, Boards, Committees

Approve Discharge of Management (Supervisory) Board

The Board generally votes in accordance with recommendations made by its third party research provider, which typically recommends votes FOR approval of the board, based on factors including whether there is an unresolved investigation or whether the board has participated in wrongdoing. This is a standard request in Germany and discharge is generally granted unless a shareholder states a specific reason for withholding discharge and intends to take legal action.

Announce Vacancies on Management (Supervisory) Board

The Board generally will vote FOR proposals requesting shareholder approval to announce vacancies on the board, as is required under Dutch law.

Approve Director Fees

The Board generally votes in accordance with recommendations made by its third party research provider on proposals seeking approval of director fees.

Foreign Issues- General Corporate Governance

Digitalization of Certificates

The Board generally will vote FOR proposals seeking shareholder approval to amend a company’s articles of incorporation to eliminate references to share certificates and beneficial owners, and to make other related changes to bring the articles in line with recent regulatory changes for Japanese companies.

Authorize Filing of Required Documents and Other Formalities

The Board generally will vote FOR proposals requesting shareholders authorize the holder of a copy of the minutes of the general assembly to accomplish any formalities required by law, as is required in France.

Propose Publications Media

The Board generally will vote FOR proposals requesting shareholders approve the designation of a newspaper as the medium to publish the company’s meeting notice, as is common in Chile and other countries.

Clarify Articles of Association or Incorporation

The Board generally will vote FOR proposals seeking shareholder approval of routine housekeeping of the company’s articles, including clarifying items and deleting obsolete items.

Update Articles of Association or Incorporation with Proxy Results

The Board generally will vote FOR proposals requesting shareholders approve changes to the company’s articles of association or incorporation to reflect the results of a proxy vote by shareholders, which is a routine proposal in certain country’s proxies.

Conform Articles of Association or Incorporation to Law or Stock Exchange

The Board generally will vote FOR proposals requesting shareholder approval to amend the articles of association or incorporation to conform to new requirements in local or national law or rules established by a stock exchange on which its stock is listed.

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Authorize Board to Ratify and Execute Approved Resolutions

The Board generally will vote FOR proposals requesting shareholder approval to authorize the board to ratify and execute any resolutions approved at the meeting.

Prepare and Approve List of Shareholders

The Board generally votes FOR proposals requesting shareholder approval for the preparation and approval of the list of shareholders entitled to vote at the meeting, which is a routine formality in European countries.

Authorize Company to Engage in Transactions with Related Parties

The Board generally will vote FOR proposals requesting shareholder approval for the company, its subsidiaries, and target associated companies to enter into certain transactions with persons who are considered “interested parties” as defined in Chapter 9A of the Listing Manual of the Stock Exchange of Singapore (SES), as the SES related-party transaction rules are fairly comprehensive and provide shareholders with substantial protection against insider trading abuses.

Amend Articles to Lower Quorum Requirement for Special Business

The Board generally will vote on a CASE-BY-CASE basis on proposals seeking to amend the articles to lower the quorum requirement to one-third for special business resolutions at a shareholder meeting, which is common when certain material transactions such as mergers or acquisitions are to be considered by shareholders.

Change Date/Location of Annual Meeting

The Board will vote in accordance with the recommendation of the third-party research provider on proposals to change the date, time or location of the company’s annual meeting of shareholders.

Elect Chairman of the Meeting

The Board generally will vote FOR proposals requesting shareholder approval to elect the chairman of the meeting, which is a routine meeting formality in certain European countries.

Authorize New Product Lines

The Board generally will vote FOR proposals requesting shareholder approval to amend the company’s articles to allow the company to expand into new lines of business.

Approve Financial Statements, Directors’ Reports and Auditors’ Reports

The Board generally will vote FOR proposals that request shareholder approval of the financial statements, directors’ reports, and auditors’ reports.

Foreign Issues- Compensation

Approve Retirement Bonuses for Directors/Statutory Auditors

The Board generally will ABSTAIN from voting on proposals requesting shareholder approval for the payment of retirement bonuses to retiring directors and/or statutory auditors, which is a standard request in Japan, because information to justify the proposal is typically insufficient.

Approve Payment to Deceased Director’s/Statutory Auditor’s Family

The Board generally will ABSTAIN from voting on proposals requesting shareholder approval for the payment of a retirement bonus to the family of a deceased director or statutory auditor, which is a standard request in Japan, because information to justify the proposal is typically insufficient.

Foreign Issues- Business Entity, Capitalization

Set or Approve the Dividend

The Board generally will vote FOR proposals requesting shareholders approve the dividend rate set by management.

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Approve Allocation of Income and Dividends

The Board generally will vote FOR proposals requesting shareholders approve a board’s allocation of income for the current fiscal year, as well as the dividend rate.

Approve Scrip (Stock) Dividend Alternative

The Board generally will vote FOR proposals requesting shareholders authorize dividend payments in the form of either cash or shares at the discretion of each shareholder, provided the options are financially equal. The Board generally will vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Authorize Issuance of Equity or Equity-Linked Securities

The Board generally will vote FOR proposals requesting shareholder approval to permit the board to authorize the company to issue convertible bonds or other equity-linked debt instruments or to issue shares to satisfy the exercise of such securities.

Authorize Issuance of Bonds

The Board generally will vote FOR proposals requesting shareholder approval granting the authority to the board to issue bonds or subordinated bonds.

Authorize Capitalization of Reserves for Bonus Issue or Increase in Par Value

The Board generally will vote FOR proposals requesting shareholder approval to increase authorized stock by capitalizing various reserves or retained earnings, which allows shareholders to receive either new shares or a boost in the par value of their shares at no cost.

Increase Issued Capital for Rights Issue

The Board generally will vote FOR proposals requesting shareholder approval to increase to issued capital in order to offer a rights issue to current registered shareholders, which provides shareholders the option of purchasing additional shares of the company’s stock, often at a discount to market value, and the company will use the proceeds from the issue to provide additional financing.

Board Authority to Repurchase Shares

The Board generally will vote FOR proposals requesting that a board be given the authority to repurchase shares of the company on the open market, with such authority continuing until the next annual meeting.

Authorize Reissuance of Repurchased Shares

The Board generally will vote FOR proposals requesting shareholder approval to reissue shares of the company’s stock that had been repurchased by the company at an earlier date.

Approve Payment of Corporate Income Tax

The Board generally will vote FOR proposals seeking approval for the use by a company of its reserves in order to pay corporate taxes, which is common practice in Europe.

Cancel Pre-Approved Capital Issuance Authority

The Board generally will vote FOR proposals requesting shareholders cancel a previously approved authority to issue capital, which may be necessary in Denmark as companies there do not have authorized but unissued capital that they may issue as needed like their counterparts in other countries.

Allotment of Unissued Shares

The Board generally will vote FOR proposals requesting that shareholders give the board the authority to allot or issue unissued shares.

Statement of Additional Information – October 1, 2012	C-11

Authority to Allot Shares for Cash

The Board generally will vote FOR proposals requesting that shareholders give the board the ability to allot a set number of authorized but unissued shares for the purpose of employee share schemes and to allot equity securities for cash to persons other than existing shareholders up to a limited aggregate nominal amount (a percentage of the issued share capital of the company).

Foreign Issues- Defense Mechanisms

Authorize Board to Use All Outstanding Capital

The Board will vote on a CASE-BY-CASE basis on proposals requesting shareholders authorize the board, for one year, to use all outstanding capital authorizations in the event that a hostile public tender or exchange offer is made for the company, which is a common anti-takeover measure in France similar to the way U.S. companies use preferred stock.

Foreign Issues- Auditors

Approve Special Auditors’ Report

The Board generally will vote FOR proposals that present shareholders of French companies, as required by French law, with a special auditor’s report that confirms the presence or absence of any outstanding related party transactions. At a minimum, such transactions (with directors or similar parties) must be previously authorized by the board. This part of the French commercial code provides shareholders with a mechanism to ensure an annual review of any outstanding related party transactions.

Appoint Statutory Auditor

The Board generally will vote FOR proposals requesting shareholder approval to appoint the internal statutory auditor, designated as independent internal auditor as required by the revised Japanese Commercial Code.

Foreign Issues- Social and Environmental

Authorize Company to Make EU Political Organization Donations

The Board generally will ABSTAIN from voting on proposals that seek authorization for the company to make EU political organization donations and to incur EU political expenditures.

Statement of Additional Information – October 1, 2012	C-12

Appendix D

Class A – Calculation of the Sales Charge

Sales charges are determined as shown in the following table. The table is organized by investment category. You can find your fund’s investment category in Table 1.

			Sales charge(a) as a percentage of:
Fund category	Total market value		Public offering price(b)	Net amount invested
Equity, Flexible, Fund-of-funds – equity, Columbia Absolute Return Emerging Markets Macro and Columbia Absolute Return Enhanced Multi-Strategy	$0 – $49,999		5.75%	6.10%
	$50,000 – $99,999		4.50%	4.71%
	$100,000 – $249,999		3.50%	3.63%
	$250,000 – $499,999		2.50%	2.56%
	$500,000 – $999,999		2.00%	2.04%
	$1,000,000 or more	(c),(d)	0.00%	0.00%
	$0 – $49,999		4.75%	4.99%
	$50,000 – $99,999		4.25%	4.44%
Fund-of-funds – fixed income, State tax-exempt fixed income, Taxable fixed income, Tax-exempt fixed income	$100,000 – $249,999		3.50%	3.63%
	$250,000 – $499,999		2.50%	2.56%
	$500,000 – $999,999		2.00%	2.04%
	$1,000,000 or more	(c),(d)	0.00%	0.00%
For Columbia Absolute Return Currency and Income, Columbia Absolute Return Multi-Strategy, Columbia Floating Rate, Columbia Inflation Protected Securities, Columbia Limited Duration Credit	$0 – $99,999		3.00%	3.09%
	$100,000 – $249,999		2.50%	2.56%
	$250,000 – $499,999		2.00%	2.04%
	$500,000 – $999,999		1.50%	1.52%
	$1,000,000 or more	(c),(d)	0.00%	0.00%

(a)	Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.

(b)	Purchase price includes the sales charge.

(c)	Although there is no sales charge for purchases with a total market value of $1 million or more, and therefore no re-allowance, the distributor may pay a selling and/or servicing agent the following out of its own resources: 1.00% on purchases from $1 million up to but not including $3 million; 0.50% on purchases of $3 million up to but not including $50 million; and 0.25% on amounts of $50 million or more. The distributor may be reimbursed if a CDSC is deducted when the shares are redeemed.

(d)	For eligible employee benefit plans, selling and/or servicing agents are eligible to receive from the distributor the following sales commissions on purchases that are coded as commission eligible trades: 1.00% on all purchases up to but not including $3 million, including those in amounts of less than $1 million; up to 0.50% on all purchases of $3 million up to but not including $50 million; and up to 0.25% on all purchases of $50 million or more.

For additional information about choosing a share class, see Appendix S.

Statement of Additional Information – October 1, 2012	D-1

Appendix E

Legacy Columbia Funds

Legacy Columbia funds are funds that were branded Columbia or Columbia Acorn prior to Sept. 27, 2010.

Columbiasm Acorn® Fund

Columbia Acorn Emerging Markets Fund

Columbia Acorn European Fund

Columbia Acorn International

Columbia Acorn International Select

Columbia Acorn Select

Columbia Acorn USA

Columbia Balanced Fund

Columbia Bond Fund

Columbia California Intermediate Municipal Bond Fund

Columbia California Tax-Exempt Fund

Columbia Connecticut Intermediate Municipal Bond Fund

Columbia Connecticut Tax-Exempt Fund

Columbia Contrarian Core Fund

Columbia Convertible Securities Fund

Columbia Corporate Income Fund (formerly known as Columbia Income Fund)

Columbia Dividend Income Fund

Columbia Emerging Markets Fund

Columbia Energy and Natural Resources Fund

Columbia Georgia Intermediate Municipal Bond Fund

Columbia Global Value Fund

Columbia Greater China Fund

Columbia High Yield Municipal Fund

Columbia High Yield Opportunity Fund

Columbia Intermediate Bond Fund

Columbia Intermediate Municipal Bond Fund

Columbia International Bond Fund

Columbia International Value Fund

Columbia Large Cap Core Fund

Columbia Large Cap Enhanced Core Fund

Columbia Large Cap Growth Fund

Columbia Large Cap Index Fund

Columbia Large Cap Value Fund

Columbia LifeGoal® Balanced Growth Portfolio

Columbia LifeGoal® Growth Portfolio

Columbia LifeGoal® Income and Growth Portfolio

Columbia LifeGoal® Income Portfolio

Columbia Marsico 21st Century Fund

Columbia Marsico Focused Equities Fund

Columbia Marsico Global Fund

Columbia Marsico Growth Fund

Columbia Marsico International Opportunities Fund

Columbia Maryland Intermediate Municipal Bond Fund

Columbia Massachusetts Intermediate Municipal Bond Fund

Columbia Massachusetts Tax-Exempt Fund

Columbia Masters International Equity Portfolio

Columbia Mid Cap Growth Fund

Columbia Mid Cap Index Fund

Columbia Mid Cap Value Fund

Columbia Multi-Advisor International Equity Fund

Columbia New Jersey Intermediate Municipal Bond Fund

Columbia New York Intermediate Municipal Bond Fund

Columbia New York Tax-Exempt Fund

Columbia North Carolina Intermediate Municipal Bond Fund

Columbia Oregon Intermediate Municipal Bond Fund

Columbia Overseas Value Fund

Columbia Pacific/Asia Fund

Columbia Real Estate Equity Fund

Columbia Rhode Island Intermediate Municipal Bond Fund

Columbia Select Large Cap Growth Fund

Columbia Select Small Cap Fund

Columbia Short Term Bond Fund

Columbia Short Term Municipal Bond Fund

Columbia Small Cap Core Fund

Columbia Small Cap Growth Fund I

Columbia Small Cap Growth Fund II

Columbia Small Cap Index Fund

Columbia Small Cap Value Fund I

Columbia Small Cap Value Fund II

Columbia South Carolina Intermediate Municipal Bond Fund

Columbia Strategic Income Fund

Columbia Strategic Investor Fund

Columbia Tax-Exempt Fund

Columbia Technology Fund

Columbiasm Thermostat Fund®

Columbia U.S. Treasury Index Fund

Columbia Value and Restructuring Fund

Columbia Virginia Intermediate Municipal Bond Fund

Columbia World Equity Fund

Statement of Additional Information – October 1, 2012	E-1

Appendix F

Legacy RiverSource Funds

Legacy RiverSource funds include RiverSource, Seligman and Threadneedle funds, funds renamed effective Sept. 27, 2010 to bear the Columbia brand, and certain other funds. Prior fund names are noted in parenthesis.

Columbia 120/20 Contrarian Equity Fund (formerly known as RiverSource 120/20 Contrarian Equity Fund)

Columbia Absolute Return Currency and Income Fund (formerly known as RiverSource Absolute Return Currency and Income Fund)

Columbia AMT-Free Tax-Exempt Bond Fund (formerly known as RiverSource Tax-Exempt Bond Fund)

Columbia Asia Pacific ex-Japan Fund (formerly known as Threadneedle Asia Pacific Fund)

Columbia Diversified Bond Fund (formerly known as RiverSource Diversified Bond Fund)

Columbia Diversified Equity Income Fund (formerly known as RiverSource Diversified Equity Income Fund)

Columbia Dividend Opportunity Fund (formerly known as RiverSource Dividend Opportunity Fund)

Columbia Emerging Markets Bond Fund (formerly known as RiverSource Emerging Markets Bond Fund)

Columbia Emerging Markets Opportunity Fund (formerly known as Threadneedle Emerging Markets Fund)

Columbia Equity Value Fund (formerly known as RiverSource Equity Value Fund)

Columbia European Equity Fund (formerly known as Threadneedle European Equity Fund)

Columbia Floating Rate Fund (formerly known as RiverSource Floating Rate Fund)

Columbia Frontier Fund, Inc. (formerly known as Seligman Frontier Fund, Inc.)

Columbia Global Bond Fund (formerly known as RiverSource Global Bond Fund)

Columbia Global Equity Fund (formerly known as Threadneedle Global Equity Fund)

Columbia Global Extended Alpha Fund (RiverSource Global Extended Alpha Fund)

Columbia Government Money Market Fund, Inc. (formerly known as RiverSource Government Money Market Fund, Inc.)

Columbia High Yield Bond Fund (formerly known as RiverSource High Yield Bond Fund)

Columbia Income Builder Fund (formerly known as RiverSource Income Builder Basic Income Fund)

Columbia Income Opportunities Fund (formerly known as RiverSource Income Opportunities Fund)

Columbia Inflation Protected Securities Fund (formerly known as RiverSource Inflation Protected Securities Fund)

Columbia Large Core Quantitative Fund (formerly known as RiverSource Disciplined Equity Fund)

Columbia Large Growth Quantitative Fund (formerly known as RiverSource Disciplined Large Cap Growth Fund)

Columbia Large Value Quantitative Fund (formerly known as RiverSource Disciplined Large Cap Value Fund)

Columbia Limited Duration Credit Fund (formerly known as RiverSource Limited Duration Bond Fund)

Columbia Marsico Flexible Capital Fund

Columbia Mid Cap Growth Opportunity Fund (formerly known as RiverSource Mid Cap Growth Fund)

Columbia Mid Cap Value Opportunity Fund (formerly known as RiverSource Mid Cap Value Fund)

Columbia Minnesota Tax-Exempt Fund (formerly known as RiverSource Minnesota Tax-Exempt Fund)

Columbia Money Market Fund (formerly known as RiverSource Cash Management Fund)

Columbia Multi-Advisor International Value Fund (formerly known as RiverSource Partners International Select Value Fund)

Columbia Multi-Advisor Small Cap Value Fund (formerly known as RiverSource Partners Small Cap Value Fund)

Columbia Portfolio Builder Aggressive Fund (formerly known as RiverSource Portfolio Builder Aggressive Fund)

Columbia Portfolio Builder Conservative Fund (formerly known as RiverSource Portfolio Builder Conservative Fund)

Columbia Portfolio Builder Moderate Aggressive Fund (formerly known as RiverSource Portfolio Builder Moderate Aggressive Fund)

Columbia Portfolio Builder Moderate Conservative Fund (formerly known as RiverSource Portfolio Builder Moderate Conservative Fund)

Columbia Portfolio Builder Moderate Fund (formerly known as RiverSource Portfolio Builder Moderate Fund)

Columbia Recovery and Infrastructure Fund (formerly known as RiverSource Recovery and Infrastructure Fund)

Columbia Retirement Plus 2010 Fund (formerly known as RiverSource Retirement Plus 2010 Fund)

Columbia Retirement Plus 2015 Fund (formerly known as RiverSource Retirement Plus 2015 Fund)

Columbia Retirement Plus 2020 Fund (formerly known as RiverSource Retirement Plus 2020 Fund)

Columbia Retirement Plus 2025 Fund (formerly known as RiverSource Retirement Plus 2025 Fund)

Columbia Retirement Plus 2030 Fund (formerly known as RiverSource Retirement Plus 2030 Fund)

Columbia Retirement Plus 2035 Fund (formerly known as RiverSource Retirement Plus 2035 Fund)

Columbia Retirement Plus 2040 Fund (formerly known as RiverSource Retirement Plus 2040 Fund)

Columbia Retirement Plus 2045 Fund (formerly known as RiverSource Retirement Plus 2045 Fund)

Columbia Select Large-Cap Value Fund (formerly known as Seligman Large-Cap Value Fund)

Statement of Additional Information – October 1, 2012	F-1

Columbia Select Smaller-Cap Value Fund (formerly known as Seligman Smaller-Cap Value Fund)

Columbia Seligman Communications and Information Fund, Inc. (formerly known as Seligman Communications and Information Fund, Inc.)

Columbia Seligman Global Technology Fund (formerly known as Seligman Global Technology Fund)

Columbia Short-Term Cash Fund (formerly known as RiverSource Short-Term Cash Fund)

Columbia Strategic Allocation Fund (formerly known as RiverSource Strategic Allocation Fund)

Columbia U.S. Government Mortgage Fund (formerly known as RiverSource U.S. Government Mortgage Fund)

Statement of Additional Information – October 1, 2012	F-2

Appendix S

MORE INFORMATION ABOUT CHOOSING A SHARE CLASS

Changes to Share Class Names

Effective October 25, 2012, Class R4 shares were renamed Class K shares. Effective October 31, 2012, Class R3 shares were renamed Class R4 shares. Prior to September 3, 2010, Class R shares of Legacy RiverSource Funds were known as Class R2 shares.

Sales Charge Waivers

Front-End Sales Charge Waivers

The following categories of investors may buy Class A, Class E and Class T shares of the funds at net asset value, without payment of any front-end sales charge that would otherwise apply:

•	Current or retired fund Board members, officers or employees of the funds or Columbia Management or its affiliates[1];

•	Current or retired Ameriprise Financial Services, Inc. financial advisors and employees of such financial advisors[1];

•	Registered representatives and other employees of affiliated or unaffiliated selling agents having a selling agreement with the Distributor[1];

•	Registered broker-dealer firms that have entered into a dealer agreement with the Distributor may buy Class A shares without paying a front-end sales charge for their investment account only;

•	Portfolio managers employed by subadvisers of the funds[1];

•	Partners and employees of outside legal counsel to the funds or the funds’ directors or trustees who regularly provide advice and services to the funds, or to their directors or trustees; and

•	Direct rollovers from qualified employee benefit plans, provided that the rollover involves a transfer to Class A shares in the same fund.

•	Employees of Bank of America, its affiliates and subsidiaries.

•	Employees or partners of Columbia Wanger Asset Management, LLC and Marsico Capital Management, LLC (or their successors).

•

Individuals receiving a distribution from a Bank of America trust, fiduciary, custodial or other similar account may use the proceeds of that distribution to buy Class A shares without paying a front-end sales charge, as long as the proceeds are invested in the funds within 90 days of the date of distribution.

•

Any shareholder who owned shares of any fund of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000 (when all of the then outstanding shares of Columbia Acorn Trust were re-designated Class Z shares) and who since that time has remained a shareholder of any fund, may buy Class A shares of any fund without paying a front-end sales charge in those cases where a Columbia Fund Class Z share is not available.

•

Galaxy fund shareholders prior to December 1, 1995; and shareholders who (i) bought Galaxy fund Prime A shares without paying a front-end sales charge and received Class A shares in exchange for those shares during the Galaxy/Liberty fund reorganization; and (ii) continue to maintain the account in which the Prime A shares were originally bought.

•

(For Class T shares only) Shareholders who (i) bought Galaxy fund Retail A shares at net asset value and received Class T shares in exchange for those shares during the Galaxy/Liberty fund reorganization; and (ii) continue to maintain the account in which the Retail A shares were originally bought; and Boston 1784 fund shareholders on the date that those funds were reorganized into Galaxy funds.

•	Separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11);

•	At the fund’s discretion, front-end sales charges may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the fund is a party.

•

In connection with purchases of Class A shares in accounts of selling agents that have entered into agreements with the distributor to offer fund shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to customers.

Statement of Additional Information – October 1, 2012	S-1

Purchases of Class A, Class E and Class T shares may be made at net asset value if they are made as follows:

•	With dividend or capital gain distributions from a fund or from the same class of another fund;

•

Through or under a wrap fee product or other investment product sponsored by a selling agent that charges an account management fee or other managed agency/asset allocation accounts or programs involving fee-based compensation arrangements that have or that clear trades through a selling agent that has a selling agreement with the Distributor;

•	Through state sponsored college savings plans established under Section 529 of the Internal Revenue Code; or

•	Through banks, trust companies and thrift institutions, acting as fiduciaries;

•

Through “employee benefit plans” created under section 401(a), 401(k), 457 and 403(b), and qualified deferred compensation plans, that have a plan level or omnibus account maintained with the fund or the Transfer Agent and transacts directly with the fund or the Transfer Agent through a third party administrator or third party recordkeeper; and

[1]	Including their spouses or domestic partners, children or step-children, parents, step-parents or legal guardians, and their spouse’s or domestic partner’s parents, step-parents, or legal guardians.

Investors can also buy Class A shares without paying a sales charge if the purchase is made from the proceeds of a sale from any Columbia Fund Class A, B, C or T shares of another fund in the Columbia Funds Complex (other than Columbia Money Market Fund or Columbia Government Money Market Fund) within 90 days, up to the amount of the sales proceeds. In addition, shareholders of the money market fund series of BofA Funds Series Trust, which were formerly referred to as the Columbia Money Market Funds (the Former Columbia Money Market Funds), can also buy Class A shares of the Columbia Funds without paying a sales charge if the purchase is made from the proceeds of a sale of shares from a Former Columbia Money Market Fund within 90 days, up to the amount of the sales proceeds, provided that the proceeds are from the sale of shares of a Former Columbia Money Market Fund purchased on or before April 30, 2010. To be eligible for these reinstatement privileges the purchase must be made into an account for the same owner, but does not need to be into the same fund from which the shares were sold. The Transfer Agent, Distributor or their agents must receive a written reinstatement request within 90 days after the shares are sold and the purchase of Class A shares through this reinstatement privilege will be made at the NAV of such shares next calculated after the request is received in good order.

Restrictions may apply to certain accounts and certain transactions. The funds may change or cancel these terms at any time. Any change or cancellation applies only to future purchases. Unless you provide your financial advisor with information in writing about all of the factors that may count toward a waiver of the sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible. You should request that your financial advisor provide this information to the funds when placing your purchase order. For more information about the sales charge reductions and waivers described here, as well as additional categories of eligible investors, please see the applicable prospectus.

Contingent Deferred Sales Charge Waivers (Class A, Class B, Class C and Class T Shares)

Shareholders won’t pay a CDSC on redemption of Class A, Class C and Class T shares:

•	In the event of the shareholder’s death;

•	For which no sales commission or transaction fee was paid to an authorized selling agent at the time of purchase;

•	Purchased through reinvestment of dividend and capital gain distributions;

•	In an account that has been closed because it falls below the minimum account balance;

•	That result from required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70 1/2;

•

That result from returns of excess contributions made to retirement plans or individual retirement accounts, so long as the selling agent returns the applicable portion of any commission paid by the Distributor;

•	Of Class A shares of a fund initially purchased by an employee benefit plan;

•	Other than Class A shares of a fund initially purchased by an employee benefit plan that are not connected with a plan level termination;

•	In connection with the fund’s Small Account Policy (as described in the applicable prospectus); and

•	At a fund’s discretion, issued in connection with plans of reorganization, including but not limited to mergers, asset acquisitions and exchange offers, to which the fund is a party.

Statement of Additional Information – October 1, 2012	S-2

Shareholders won’t pay a CDSC on redemption of Class B shares:

•	In the event of the shareholder’s death; and

•	That result from required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70 1/2.

•	At a fund’s discretion, issued in connection with plans of reorganization, including but not limited to mergers, asset acquisitions and exchange offers, to which the fund is a party.

Below are additional categories of CDSC waivers:

•

For shares purchased prior to September 7, 2010, CDSCs may be waived on sales after the sole shareholder on an individual account or a joint tenant on a joint tenant account becomes disabled (as defined by Section 72(m)(7) of the Code). To be eligible for such a waiver: (i) the disability must arise after the account is opened and (ii) a letter from a physician must be signed under penalty of perjury stating the nature of the disability. If the account is transferred to a new registration and then shares are sold, the applicable CDSC will be charged.*

•

For shares purchased prior to September 7, 2010, CDSCs may be waived on shares sold by health savings accounts sponsored by third party platforms, including those sponsored by Bank of America affiliates.*

•

For shares purchased prior to September 7, 2010, CDSCs may be waived on (i) shares sold for medical payments that exceed 7.5% of income and (ii) distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least twelve weeks.*

•

For shares purchased prior to September 7, 2010, CDSCs may be waived on sales occurring pursuant to a SWP established with the Transfer Agent, to the extent that the sales do not exceed, on an annual basis, 12% of the account’s value as long as distributions are reinvested. Otherwise, a CDSC will be charged on SWP sales until this requirement is met.

•

CDSCs may be waived on shares (except for Class B shares) sold by certain group retirement plans held in omnibus accounts. However, CDSC may not be waived for Class C shares if the waiver would occur as a result of a plan-level termination.

•

CDSCs may be waived on shares sold in connection with distributions from qualified retirement plans, government (Section 457) plans, individual retirement accounts or custodial accounts under Section 403(b)(7) of the Code, following normal retirement or the attainment of age 59 1/2 for shares purchased prior to September 7, 2010.**

•

For Class B shares, and for Class A and Class C shares purchased prior to September 7, 2010, CDSCs may be waived on shares sold in connection with loans from qualified retirement plans to shareholders.*

*	Fund investors and selling agents must inform the fund or the Transfer Agent in writing that the fund investor qualifies for the particular sales charge waiver and provide proof thereof.

**	For direct trades on non-prototype retirement accounts where the date of birth of the fund shareholder is not maintained, the shareholder or selling agent must inform the fund or the Transfer Agent in writing that the fund investor qualifies for the particular sales charge waiver and provide proof thereof.

Restrictions may apply to certain accounts and certain transactions. The Distributor may, in its sole discretion, authorize the waiver of the CDSC for additional classes of investors. The fund may change or cancel these terms at any time. Any change or cancellation applies only to future purchases. For more information about the sales charge reductions and waivers described here, as well as additional categories of eligible redemptions, please see the prospectuses.

Minimum Initial Investment in Class Z Shares

Class Z shares are available only to certain eligible investors, which are subject to different minimum initial investment requirements described in the prospectuses, as supplemented. In addition to the categories of Class Z investors described in the prospectuses, as supplemented, the minimum initial investment in Class Z shares is as follows:

There is no minimum initial investment in Class Z shares for any health savings account sponsored by a third party platform, including those sponsored by affiliates of Bank of America.

The minimum initial investment in Class Z shares for the following eligible investors is $1,000:

•

Any persons employed as of April 30, 2010 by the Legacy Columbia Funds’ former investment manager, distributor or transfer agent and immediate family members of any of the foregoing who share the same address and any employee of the Investment Manager, Distributor or Transfer Agent and immediate family members of any of the

Statement of Additional Information – October 1, 2012	S-3

foregoing who share the same address and are eligible to make new and subsequent purchases in Class Z shares through an individual retirement account. If you maintain your account with a financial intermediary, you must contact that financial intermediary each time you seek to purchase shares to notify them that you qualify for Class Z shares.

The minimum initial investment in Class Z shares for the following categories of eligible investors is $2,000:

•

Any client of Bank of America or one of its subsidiaries buying shares through an asset management company, trust, fiduciary, retirement plan administration or similar arrangement with Bank of America or the subsidiary.

•	Any employee (or family member of an employee) of Bank of America or one of its subsidiaries.

•	Any investor buying shares through a Columbia Management state tuition plan organized under Section 529 of the Internal Revenue Code.

•	Any trustee or director (or family member of a trustee or director) of a fund distributed by the Distributor.

•

Any persons employed as of April 30, 2010 by the Legacy Columbia Funds’ former investment manager, distributor or transfer agent and immediate family members of any of the foregoing who share the same address and any employee of the Investment Manager, Distributor or Transfer Agent and immediate family members of any of the foregoing who share the same address and are eligible to make new and subsequent purchases in Class Z shares through a non-retirement account. If you maintain your account with a financial intermediary, you must contact that financial intermediary each time you seek to purchase shares to notify them that you qualify for Class Z shares.

Class B Shares – Conversion to Class A Shares

Class B shares purchased in a Legacy Columbia Fund at any time and Legacy RiverSource Fund (including former Seligman Fund) on or after June 13, 2009 automatically convert to Class A shares after you’ve owned the shares for eight years, except for Class B shares of Columbia Short Term Municipal Bond Fund, which do not convert to Class A shares. Class B shares originally purchased in a Legacy RiverSource Fund (other than a former Seligman Fund) on or prior to June 12, 2009 will convert to Class A shares after eight and one half years of ownership. Class B shares originally purchased in a former Seligman Fund on or prior to June 12, 2009 will convert to Class A shares in the month prior to the ninth year of ownership. The conversion feature allows you to benefit from the lower operating costs of Class A shares, which can help increase your total returns from an investment in the fund.

The following rules apply to the conversion of Class B shares to Class A shares:

•

Class B shares are converted on or about the 15th day of the month that they become eligible for conversion. For purposes of determining the month when your Class B shares are eligible for conversion, the start of the holding period is the first day of the month in which your purchase was made.

•	Any shares you received from reinvested distributions on these shares generally will convert to Class A shares at the same time.

•

You’ll receive the same dollar value of Class A shares as the Class B shares that were converted. Class B shares that you received from an exchange of Class B shares of another fund will convert based on the day you bought the original shares.

•	No sales charge or other charges apply, and conversions are free from U.S. federal income tax.

Fund Reorganizations

Class A shares may be issued without any initial sales charge in connection with the acquisition of cash and securities owned by other investment companies. Any CDSC will be waived in connection with the redemption of shares of the fund if the fund is combined with another fund or in connection with a similar reorganization transaction.

Rejection of Business

Each fund and the distributor of the funds reserve the right to reject any business, in their sole discretion.

S-6500 DN (10/12)

Statement of Additional Information – October 1, 2012	S-4

Appendix C – Pro forma financial statements of Columbia Conservative Fund, Columbia Moderate Conservative Fund and Columbia Moderate Aggressive Fund

NARRATIVE DESCRIPTION OF THE PRO FORMA EFFECTS OF THE REORGANIZATIONS

The unaudited pro forma information set forth below for the twelve month periods ended on the dates indicated is intended to present supplemental data as if the reorganizations of one or more funds (each a “Selling Fund” and together, the “Selling Funds”) into other corresponding funds (each a “Buying Fund” and together, the “Buying Funds”), as noted in Table 1 below (the “Reorganizations”), had occurred as of the beginning of the period (unless otherwise noted). No Reorganization is contingent upon any other Reorganization. Information has not been presented for any Reorganizations involving a Selling Fund the net assets of which were less than 10% of the net assets of the corresponding Buying Fund as of September 30, 2012.

Table 1 – Reorganizations

Selling Fund	Buying Fund	Period Ended
Columbia Portfolio Builder Moderate Conservative Fund	Columbia Moderate Conservative Fund	July 31, 2012
Columbia Portfolio Builder Moderate Aggressive Fund	Columbia Moderate Aggressive Fund	July 31, 2012

Basis of Combination

In September 2012, the Board of Trustees of the Selling Funds approved an Agreement and Plan of Reorganization (the “Plan of Reorganization”) pursuant to which, subject to shareholder approval, each Selling Fund will transfer all of its assets to the corresponding Buying Fund in exchange for shares of the corresponding Buying Fund (“Reorganization Shares”) and each Buying Fund will assume all of the liabilities of the corresponding Selling Fund. Selling Fund shareholders will receive the class of Reorganization Shares indicated in Table 2 below. Each Buying Fund will issue Reorganization Shares with an aggregate net asset value equal to the aggregate value of the assets that it receives from the corresponding Selling Fund, less the liabilities it assumes from the corresponding Selling Fund. All Reorganization Shares delivered to the Selling Funds will be delivered at net asset value without a sales load, commission or other similar fee being imposed. Immediately following the transfer, the Reorganization Shares received by each Selling Fund attributable to each class thereof will be distributed pro rata, on what is expected to be a tax-free basis for U.S. federal income tax purposes, to the shareholders of such class of the Selling Fund in proportion to their holdings of shares of the Selling Fund.

Table 2 – Reorganization Shares

Selling Fund Share Class		Reorganization Share Class
Class A	g	Class A
Class B	g	Class B
Class C	g	Class C
Class K*	g	Class K*
Class R	g	Class R
Class Z	g	Class Z

*	Note that Class R4 of certain Selling Funds was redesignated as Class K, effective October 25, 2012. Class K of such Selling Funds will reorganize into Class K of the corresponding Buying Fund, as applicable.

Under the terms of the Plan of Reorganization, each Reorganization will be accounted for by the method of accounting for tax-free mergers of investment companies. Following the Reorganizations, the Buying Funds will be the accounting survivors. In accordance with accounting principles generally accepted in the United States, the historical cost of investment securities will be carried forward to the surviving funds and the results of operations for pre-Reorganization periods will not be restated. The costs of the Reorganizations, current estimates of which are set forth in Table 5 below, will be borne by the Selling Funds and the Buying Funds (each a “Fund” and collectively, the “Funds”) up to the amount of the anticipated reduction in expenses borne by that Fund over the first year following the Reorganization. Any Reorganization expenses otherwise allocable to a Fund that are in excess of that limitation will be borne by Columbia Management Investment Advisers, LLC (“Columbia Management”) or its affiliates and not by any other Fund. If a Reorganization is not consummated, Columbia Management or its affiliates will bear the costs associated with that Reorganization. The pro forma information provided herein should be read in conjunction with the audited financial statements of the Funds included in their most recent annual reports and, as applicable, the unaudited financial statements of the Funds included in their most recent semi-annual reports, in each case dated as indicated in Table 3 below.

C-1

Table 3 – Shareholder Report Dates

Fund	Annual Report	Semi-Annual Report
Columbia Moderate Conservative Fund (Buying Fund)	1/31/2012	7/31/2012
Columbia Portfolio Builder Moderate Conservative Fund (Selling Fund)	1/31/2012	7/31/2012
Columbia Moderate Aggressive Fund (Buying Fund)	1/31/2012	7/31/2012
Columbia Portfolio Builder Moderate Aggressive Fund (Selling Fund)	1/31/2012	7/31/2012

Table 4 below presents, as of the date indicated, the net assets of each Fund.

Table 4 – Selling Funds and Buying Funds Net Assets

Fund	Net Assets	As-Of Date
Columbia Moderate Conservative Fund (Buying Fund)	$129,790,979	July 31, 2012
Columbia Portfolio Builder Moderate Conservative Fund (Selling Fund)	$559,684,740	July 31, 2012
Columbia Moderate Aggressive Fund (Buying Fund)	$1,055,618,619	July 31, 2012
Columbia Portfolio Builder Moderate Aggressive Fund (Selling Fund)	$1,149,981,573	July 31, 2012

Table 5 presents the estimated Reorganization costs (exclusive of any transaction costs associated with any portfolio realignment); the net assets as of the date indicated in Table 4 above of each Buying Fund assuming the indicated Reorganizations occurred on that date, after accounting for the estimated Reorganization costs to be borne by the Buying Fund and the corresponding Selling Fund; and, on a pro forma basis, the estimated relative increases or decreases in combined operating expenses that would have been incurred during the one-year period ended on the date indicated in Table 4 above. The pro forma increases and decreases represent the differences between (i) the combined expenses actually charged to the Buying Fund and the Selling Fund during the period and (ii) the expenses that would have been charged to the combined assets of the Buying and Selling Funds if the Reorganizations and other contractual changes had occurred at the beginning of the year.

The unaudited pro forma information set forth in Table 5 below reflects adjustments made to expenses for differences in contractual rates, duplicate services and other services that would not have occurred if the Reorganizations had taken place on the first day of the period described in Table 1 above. The pro forma information has been derived from the books and records of the Funds utilized in calculating daily net asset value for the Funds and has been prepared in accordance with accounting principles generally accepted in the United States, which require the use of management estimates. Actual results could differ from those estimates.

Table 5 – Estimated Reorganization Costs, Combined Fund Net Assets and Pro Forma Increases or Decreases in Expenses (1)

Proposal 2 – Columbia Portfolio Builder Moderate Conservative Fund into Columbia Moderate Conservative Fund
Estimated Reorganization Costs	$2,500
Combined Fund Net Assets as of the Date Indicated in Table 4	$689,473,219

Increase (Decrease)
Management fees (2)	$363,599
Custodian fees (3)	($15,959)
Professional fees (3)	($8,248)
Registration fees (3)	($43,707)
Reports to shareholders (3)	($48,518)
Transfer agency fees (4)	$164,999
Other (3)	($14,937)
Waiver and/or reimbursement of fund expenses (5)	$126,413

C-2

Proposal 3 – Columbia Portfolio Builder Moderate Aggressive Fund into Columbia Moderate Aggressive Fund
Estimated Reorganization Costs	$0
Combined Fund Net Assets as of the Date Indicated in Table 4	$2,205,600,192

Increase (Decrease)
Management fees (2)	$473,643
Custodian fees (3)	($11,071)
Professional fees (3)	($8,606)
Registration fees (3)	($76,521)
Reports to shareholders (3)	($76,254)
Transfer agency fees (4)	$630,788
Other (3)	($9,901)

(1)	See “Fees and Expenses” in the Proxy Statement/Prospectus for more information.
(2)	Management fees are composed of an investment management fee and an administration fee and have been adjusted to reflect the contractual rates charged to the Buying Fund.
(3)	Adjustment reflects the elimination of duplicate services.
(4)	Adjustment reflects changes in contractual rates.
(5)	Adjustment reflects the aggregate (increase) decrease in expense reimbursements and/or waivers by Columbia Management and its affiliates.

Pursuant to an Investment Management Services Agreement with Columbia Management, each Fund pays a monthly management fee to Columbia Management based on the average daily net assets of the Fund, at the annual rates shown in Table 6 below.

Table 6 – Investment Management Fees

Fund	Assets (billions)	Annual Rate at Each Asset Level (Current)	Annual Rate at Each Asset Level (Buying Fund – Post-Reorganization)
Columbia Moderate Conservative Fund (Buying Fund)

Columbia Moderate Aggressive Fund (Buying Fund)

	All		Same as Current
• Securities/derivatives/Columbia funds that do not charge a management fee		0.550%

• Third party mutual funds		0.100%

• Columbia funds that charge a management fee		0.000%

Columbia Portfolio Builder Moderate Conservative Fund (Selling Fund)	All	0.000%	N/A

Columbia Portfolio Builder Moderate Aggressive Fund (Selling Fund)

C-3

Pursuant to an Administrative Services Agreement, Columbia Management provides administrative services to each Fund. For all services provided under the Administrative Services Agreement, each Fund pays Columbia Management a monthly administration fee as a percentage of the Fund’s average daily net assets, at the annual rates shown in Table 7 below.

Table 7 – Administration Fees

Fund	Assets (billions)	Annual Rate at Each Asset Level	Annual Rate at Each Asset Level (Buying Fund – Post-Reorganization)
Columbia Moderate Conservative Fund (Buying Fund)	All	0.020%	Same as Current

Columbia Portfolio Builder Moderate Conservative Fund (Selling Fund)

Columbia Moderate Aggressive Fund (Buying Fund)

Columbia Portfolio Builder Moderate Aggressive Fund (Selling Fund)

Columbia Management Investment Services Corp., an affiliate of Columbia Management, is the transfer agent for each Fund. Columbia Management Investment Distributors, Inc., an affiliate of Columbia Management, is the distributor for each Fund.

No significant accounting policies will change as the result of the proposed Reorganizations.

The estimated costs of the Reorganizations shown in Table 5 above do not reflect any brokerage commissions incurred by a Fund in connection with any portfolio realignment. Columbia Management expects that, subsequent to the Reorganizations, there may be some portfolio realignment of the Buying Funds (of securities acquired from the Selling Funds). However, Columbia Management expects that any such portfolio realignment will not result in any significant increase in a Buying Fund’s portfolio turnover rate, relative to its historical portfolio turnover rates. Columbia Management also does not expect any incremental trading costs to be significant.

Federal Income Taxes

Please see “Tax Status of the Reorganizations” in the Prospectus/Proxy Statement for a discussion of the tax effects of each Reorganization.

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute all of its investment company taxable income to shareholders. After the Reorganizations, the Buying Funds intend to continue to qualify as regulated investment companies.

C-4

COLUMBIA FUNDS SERIES TRUST

PART C

OTHER INFORMATION

PART C. OTHER INFORMATION

Item 15. Indemnification

Article VII of the Registrant’s Declaration of Trust provides for the indemnification of the Registrant’s trustees, officers, employees and other agents. Indemnification of the Registrant’s administrators, distributor, custodian and transfer agents is provided for, respectively, in the Registrant’s:

1. Administrative Services Agreement with CMIA;

2. Distribution Agreement with CMID;

3. Custody Agreement with State Street; and

4. Transfer Agency and Services Agreement with CMIS and CMIA.

THE REGISTRANT HAS ENTERED INTO A CROSS INDEMNIFICATION AGREEMENT WITH THE MASTER TRUST DATED SEPTEMBER 26, 2005. THE MASTER TRUST WILL INDEMNIFY AND HOLD HARMLESS THE TRUST AGAINST ANY LOSSES, CLAIMS, DAMAGES OR LIABILITIES TO WHICH THE TRUST MAY BECOME SUBJECT UNDER THE SECURITIES ACT OF 1933 (THE 1933 ACT), THE INVESTMENT COMPANY ACT OF 1940 (THE 1940 ACT), OR OTHERWISE, INSOFAR AS SUCH LOSSES, CLAIMS, DAMAGES OR LIABILITIES (OR ACTIONS IN RESPECT THEREOF) ARISE OUT OF OR ARE BASED UPON AN UNTRUE STATEMENT OR ALLEGED UNTRUE STATEMENT OF A MATERIAL FACT CONTAINED IN ANY PROSPECTUSES, ANY PRELIMINARY PROSPECTUSES, THE REGISTRATION STATEMENTS, ANY OTHER PROSPECTUSES RELATING TO THE SECURITIES, OR ANY AMENDMENTS OR SUPPLEMENTS TO THE FOREGOING (HEREINAFTER REFERRED TO COLLECTIVELY AS THE “OFFERING DOCUMENTS”), OR ARISE OUT OF OR ARE BASED UPON THE OMISSION OR ALLEGED OMISSION TO STATE THEREIN A MATERIAL FACT REQUIRED TO BE STATED OR NECESSARY TO MAKE THE STATEMENTS THEREIN NOT MISLEADING, IN EACH CASE TO THE EXTENT, BUT ONLY TO THE EXTENT, THAT SUCH UNTRUE STATEMENT OR ALLEGED UNTRUE STATEMENT OR OMISSION OR ALLEGED OMISSION WAS MADE IN THE OFFERING DOCUMENTS IN RELIANCE UPON AND IN CONFORMITY WITH WRITTEN INFORMATION FURNISHED TO THE TRUST BY THE MASTER TRUST EXPRESSLY FOR USE THEREIN; AND WILL REIMBURSE THE TRUST FOR ANY LEGAL OR OTHER EXPENSES REASONABLY INCURRED BY THE TRUST IN CONNECTION WITH INVESTIGATING OR DEFENDING ANY SUCH ACTION OR CLAIM; PROVIDED, HOWEVER, THAT THE MASTER TRUST SHALL NOT BE LIABLE IN ANY SUCH CASE TO THE EXTENT THAT ANY SUCH LOSS, CLAIM, DAMAGE, OR LIABILITY ARISES OUT OF OR IS BASED UPON AN UNTRUE STATEMENT OR ALLEGED UNTRUE STATEMENT OR OMISSION OR ALLEGED OMISSION MADE IN THE OFFERING DOCUMENTS IN RELIANCE UPON AND IN CONFORMITY WITH WRITTEN INFORMATION FURNISHED TO THE MASTER TRUST BY THE TRUST FOR USE IN THE OFFERING DOCUMENTS.

THE TRUST WILL INDEMNIFY AND HOLD HARMLESS THE MASTER TRUST AGAINST ANY LOSSES, CLAIMS, DAMAGES OR LIABILITIES TO WHICH THE MASTER TRUST MAY BECOME SUBJECT UNDER THE
1933 ACT, THE 1940 ACT, OR OTHERWISE, INSOFAR AS SUCH LOSSES, CLAIMS, DAMAGES OR LIABILITIES (OR ACTIONS IN RESPECT THEREOF) ARISE OUT OF OR ARE BASED UPON AN UNTRUE STATEMENT OR ALLEGED UNTRUE STATEMENT OF A MATERIAL FACT

CONTAINED IN THE OFFERING DOCUMENTS OR ARISE OUT OF OR ARE BASED UPON THE OMISSION OR ALLEGED OMISSION TO STATE THEREIN A MATERIAL FACT REQUIRED TO BE STATED OR NECESSARY TO MAKE THE STATEMENTS THEREIN NOT MISLEADING, IN EACH CASE TO THE EXTENT, BUT ONLY TO THE EXTENT, THAT SUCH UNTRUE STATEMENT OR ALLEGED UNTRUE STATEMENT OR OMISSION OR ALLEGED OMISSION WAS MADE IN THE OFFERING DOCUMENTS IN RELIANCE UPON AND IN CONFORMITY WITH WRITTEN INFORMATION FURNISHED TO THE MASTER TRUST BY THE TRUST EXPRESSLY FOR USE THEREIN; AND WILL REIMBURSE THE MASTER TRUST FOR ANY LEGAL OR OTHER EXPENSES REASONABLY INCURRED BY THE MASTER TRUST IN CONNECTION WITH INVESTIGATING OR DEFENDING ANY SUCH ACTION OR CLAIM; PROVIDED, HOWEVER, THAT THE TRUST SHALL NOT BE LIABLE IN ANY SUCH CASE TO THE EXTENT THAT ANY SUCH LOSS, CLAIM, DAMAGE, OR LIABILITY ARISES OUT OF OR IS BASED UPON AN UNTRUE STATEMENT OR ALLEGED UNTRUE STATEMENT OR OMISSION OR ALLEGED OMISSION MADE IN THE OFFERING DOCUMENTS IN RELIANCE UPON AND IN CONFORMITY WITH WRITTEN INFORMATION FURNISHED TO THE TRUST BY THE MASTER TRUST FOR USE IN THE OFFERING DOCUMENTS.

PROMPTLY AFTER RECEIPT BY AN INDEMNIFIED PARTY UNDER SUBSECTION (A) OR (B) ABOVE OF NOTICE OF THE COMMENCEMENT OF ANY ACTION, SUCH INDEMNIFIED PARTY SHALL, IF A CLAIM IN RESPECT THEREOF IS TO BE MADE AGAINST AN INDEMNIFYING PARTY OR PARTIES UNDER SUCH SUBSECTION, NOTIFY THE INDEMNIFYING PARTY OR PARTIES IN WRITING OF THE COMMENCEMENT THEREOF; BUT THE OMISSION TO SO NOTIFY THE INDEMNIFYING PARTY OR PARTIES SHALL NOT RELIEVE IT OR THEM FROM ANY LIABILITY WHICH IT OR THEY MAY HAVE TO ANY INDEMNIFIED PARTY OTHERWISE THAN UNDER SUCH SUBSECTION. IN CASE ANY SUCH ACTION SHALL BE BROUGHT AGAINST ANY INDEMNIFIED PARTY AND IT SHALL NOTIFY THE INDEMNIFYING PARTY OR PARTIES OF THE COMMENCEMENT THEREOF, THE INDEMNIFYING PARTY OR PARTIES SHALL BE ENTITLED TO PARTICIPATE THEREIN AND, TO THE EXTENT THAT EITHER INDEMNIFYING PARTY OR BOTH SHALL WISH, TO ASSUME THE DEFENSE THEREOF, WITH COUNSEL SATISFACTORY TO SUCH INDEMNIFIED PARTY, AND, AFTER NOTICE FROM THE INDEMNIFYING PARTY OR PARTIES TO SUCH INDEMNIFIED PART OF ITS OR THEIR ELECTION SO TO ASSUME THE DEFENSE THEREOF, THE INDEMNIFYING PARTY OR PARTIES SHALL NOT BE LIABLE TO SUCH INDEMNIFIED PARTY UNDER SUCH SUBSECTION FOR ANY LEGAL EXPENSES OF OTHER COUNSEL OR ANY OTHER EXPENSES, IN EACH CASE SUBSEQUENTLY INCURRED BY SUCH INDEMNIFIED PARTY, IN CONNECTION WITH THE DEFENSE THEREOF OTHER THAN REASONABLE COSTS OF INVESTIGATION.

THE REGISTRANT HAS OBTAINED FROM A MAJOR INSURANCE CARRIER A TRUSTEES’ AND OFFICERS’ LIABILITY POLICY COVERING CERTAIN TYPES OF ERRORS AND OMISSIONS. IN NO EVENT WILL THE REGISTRANT INDEMNIFY ANY OF ITS TRUSTEES, OFFICERS, EMPLOYEES, OR AGENTS AGAINST ANY LIABILITY TO WHICH SUCH PERSON WOULD OTHERWISE BE SUBJECT BY REASON OF HIS/HER WILLFUL MISFEASANCE, BAD FAITH, GROSS NEGLIGENCE IN THE PERFORMANCE OF HIS/HER DUTIES, OR BY REASON OF HIS/HER RECKLESS DISREGARD OF THE DUTIES INVOLVED IN THE CONDUCT OF HIS/HER OFFICE OR ARISING UNDER HIS AGREEMENT WITH THE REGISTRANT. THE REGISTRANT WILL COMPLY WITH RULE 484 UNDER THE 1933 ACT AND RELEASE NO. 11330 UNDER THE 1940 ACT, IN CONNECTION WITH ANY INDEMNIFICATION.

INSOFAR AS INDEMNIFICATION FOR LIABILITY ARISING UNDER THE 1933 ACT MAY BE PERMITTED TO TRUSTEES, OFFICERS, AND CONTROLLING PERSONS OF THE REGISTRANT PURSUANT TO THE FOREGOING PROVISIONS, OR OTHERWISE, THE REGISTRANT HAS BEEN ADVISED THAT IN THE OPINION OF THE SECURITIES AND EXCHANGE COMMISSION (SEC) SUCH INDEMNIFICATION IS AGAINST PUBLIC POLICY AS EXPRESSED IN THE 1933 ACT AND IS, THEREFORE, UNENFORCEABLE. IN THE EVENT THAT A CLAIM FOR INDEMNIFICATION AGAINST SUCH LIABILITIES (OTHER THAN THE PAYMENT BY THE REGISTRANT OF EXPENSES INCURRED OR PAID BY A TRUSTEE, OFFICER, OR CONTROLLING PERSON OF THE REGISTRANT IN THE SUCCESSFUL DEFENSE OF ANY ACTION, SUIT, OR PROCEEDING) IS ASSERTED BY SUCH TRUSTEE, OFFICER OR CONTROLLING PERSON IN CONNECTION WITH THE SECURITIES BEING REGISTERED, THE REGISTRANT WILL, UNLESS IN THE OPINION OF ITS COUNSEL THE MATTER HAS BEEN

SETTLED BY CONTROLLING PRECEDENT, SUBMIT TO A COURT OF APPROPRIATE JURISDICTION THE QUESTION WHETHER SUCH INDEMNIFICATION BY IT IS AGAINST PUBLIC POLICY AS EXPRESSED IN THE 1933 ACT AND WILL BE GOVERNED BY THE FINAL ADJUDICATION OF SUCH ISSUE.

Item 16. Exhibits

All references to the “Registration Statement” in the following list of Exhibits refer to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-89661; 811-09645), unless otherwise noted.

(1) (a) Certificate of Trust dated October 22, 1999 is incorporated by reference to Post-Effective Amendment (“PEA”) No. 1 to the Registration Statement filed on February 10, 2000.

(1) (b) Certificate of Amendment of Certificate of Trust dated September 21, 2005 is incorporated by reference to PEA No. 41 to the Registration Statement filed on November 21, 2005.

(1) (c) Second Amended and Restated Declaration of Trust dated March 2, 2011 is incorporated by reference to PEA No. 90 to the Registration Statement filed on March 30, 2011.

(2) Not applicable.

(3) Not applicable.

(4) Agreement and Plan of Reorganization is filed electronically herewith.

(5) Articles III and VII of Registrant’s Amended and Restated Declaration of Trust dated September 26, 2005 define the rights of holders of securities being registered.

(6) (a)(i) Investment Management Services Agreement between Columbia Management Investment Advisers, LLC (“CMIA”) and the Registrant is incorporated by reference to PEA No. 82 to the Registration Statement filed on May 28, 2010.

(6) (a)(ii) Amendment No. 1 to Investment Management Services Agreement between CMIA and the Registrant, dated February 28, 2011, is incorporated by reference toPEA No. 93 to the Registration Statement filed on May 27, 2011.

(6) (b) Assumption Agreement by the Registrant for CFST on behalf of Corporate Bond Portfolio and Mortgage- and Asset-Backed Portfolio is incorporated by reference to PEA No. 82 to the Registration Statement filed on May 28, 2010.

(6) (c) Investment Sub-Advisory Agreement among CMIA, Brandes Investment Partners, L.P. (“Brandes”) and the Registrant is incorporated by reference to PEA No. 82 to the Registration Statement filed on May 28, 2010.

(6) (d) Investment Sub-Advisory Agreement among CMIA, Marsico Capital Management, LLC (“Marsico”) and the Registrant is incorporated by reference to PEA No. 82 to the Registration Statement filed on May 28, 2010.

6 (e)(i) Amended and Restated Subadvisory Agreement, dated June 11, 2008 between RiverSource Investments, LLC, now known as CMIA, and Threadneedle International Limited (“Threadneedle”) is incorporated by reference to PEA No. 57 to the Registration Statement filed on October 29, 2008 as Exhibit (d)(2) to RiverSource Global Series, Inc., PEA No. 57 to Registration Statement No. 33-25824.

6 (e)(ii) Amendment One to Amended and Restated Subadvisory Agreement, dated July 13, 2009, between CMIA and Threadneedle, is incorporated by reference to PEA No. 52 to the Registration statement filed on December 29, 2009 as Exhibit (d)(3) to RiverSource International Series, Inc. Pea No. 52 to Registration Statement No. 2-92309.

6 (e)(iii) Amendment Two to Amended and Restated Subadvisory Agreement, dated March 30, 2011, between CMIA and Threadneedle, is incorporated by reference to PEA No. 15 to the Registration statement filed on April 29, 2011 as Exhibit (d)(5) to Columbia Funds Variable Series Trust II PEA No. 15 to Registration Statement No. 333-146374.

(7) Distribution Agreement with Columbia Management Investment Distributors, Inc. (“CMID”), the Registrant and Columbia Funds Series Trust II, now known as Columbia Funds Series Trust A, dated September 7, 2010, is incorporated by reference to PEA No. 88 to the Registration Statement filed on September 27, 2010.

(8) Form of Deferred Compensation Plan incorporated by reference to PEA No. 7 to the Registration Statement of Columbia Funds Series Trust II, now known as Columbia Funds Series Trust A, File Nos. 333-132211 and 811-21862, filed February 26, 2010.

(9) (a) Master Custodian Agreement between the Registrant and State Street Bank and Trust Company (“State Street”) dated June 13, 2005, with Appendix A dated May 5, 2008, is incorporated by reference to PEA No. 67 to the Registration Statement filed on June 27, 2008.

(9) (b)(i) Amendment No. 1 to the Master Custodian Agreement between the Registrant and State Street dated June 1, 2006 is incorporated by reference to PEA No. 45 to the Registration Statement filed on June 14, 2006.

(9) (b)(ii) Second Amended and Restated Master Global Custody Agreement between each of the funds listed on Schedule A thereto and JPMorgan Chase Bank, N.A. (“JPMorgan”), is incorporated by reference to PEA No. 93 to the Registration Statement filed on May 27, 2011.

(10) (a) Shareholder Servicing and Distribution Plan for Registrant’s Class A Shares with Exhibit I dated April 30, 2008 is incorporated by reference to PEA No. 68 to the Registration Statement filed on July 29, 2008.

(10) (b) Distribution Plan for certain Fund share classes of the Registrant is incorporated by reference to PEA No. 88 to the Registration Statement filed on September 27, 2010.

(10) (c) Shareholder Servicing Plan for certain Fund share classes of Registrant is incorporated by reference to PEA No. 88 to the Registration Statement filed on September 27, 2010.

(10) (d)(i) Shareholder Servicing Plan Implementation Agreement between Registrant and CMID is incorporated by reference to PEA No. 82 to the Registration Statement filed on May 28, 2010.

(10) (d)(ii) Restated Schedule I to Shareholder Servicing Plan Implementation Agreement, dated March 14, 2012, is incorporated by reference to PEA No. 102 to the Registration Statement filed on March 28, 2912.

(10) (d)(iii) Shareholder Servicing Plan for Registrant’s Class T shares is incorporated by reference to PEA No. 89 to the Registration Statement filed on December 8, 2010.

(10) (d)(iv) Shareholder Servicing Plan Implementation Agreement for Registrant’s Class T shares between the Registrant and CMID is incorporated by reference to PEA No. 89 to the Registration Statement filed on December 8, 2010.

(10) (e) Amended and Restated Rule 18f-3 Multi-Class Plan is incorporated by reference to PEA No. 102 to the Registration Statement filed on March 28, 2012.

(11) Opinion and consent of counsel as to the legality of the securities being registered is filed electronically herewith.

(12) Opinion of Counsel to be filed by amendment.

(13) (a)(i) Administrative Services Agreement between the Registrant and CMIA is incorporated by reference to PEA No. 82 to the Registration Statement filed on May 28, 2010.

(13) (a)(ii) Amendment No. 1 to Administrative Services Agreement between the Registrant and CMIA, dated February 28, 2011, is incorporated by reference to PEA No. 94 to the Registration Statement filed on June 28, 2011.

(13) (b) Amended and Restated Transfer and Dividend Disbursing Agent Agreement among Columbia Management Investment Services Corp. (“CMIS”), the Registrant and Columbia Funds Master Investment Trust, LLC, dated April 27, 2011, is incorporated by reference to PEA No. 98 to the Registration Statement filed on July 29, 2011.

(13) (c) Plan Administration Services Agreement among CMIS, the Registrant and Columbia Funds Series Trust I, dated September 7, 2010, relating to Class R4 shares is incorporated by reference to PEA No. 88 to the Registration Statement filed on September 27, 2010.

(13) (d) Cross Indemnification Agreement between Columbia Funds Master Investment Trust, LLC and the Registrant dated September 26, 2005 is incorporated by reference to PEA No. 45 to the Registration Statement filed on June 14, 2006.

(13) (e) Amended and Restated Fee Waiver and Expense Cap Agreement between CMIA, CMID, CMIS and the Registrant, dated May 2, 2011 is incorporated by reference to PEA No. 94 to the Registration Statement filed on June 28, 2011.

(13) (f)(i) Financial Reporting Services Agreement among the Registrant, the other parties listed on Schedule A, Columbia Management Advisors, LLC (“CMA”) and State Street dated December 15, 2006, with Schedule A dated May 5, 2008, is incorporated by reference to PEA No. 67 to the Registration Statement filed on June 27, 2008.

(13) (f)(ii) Amendment to Financial Reporting Services dated April 30, 2010 with Schedule A dated May 1, 2010 is incorporated by reference to PEA No. 82 to the Registration Statement filed on May 28, 2010.

(13) (g)(i) Accounting Services Agreement among the Registrant, the other parties listed on Schedule A, CMA and State Street dated December 15, 2006 is incorporated by reference to PEA No. 67 to the Registration Statement filed on June 27, 2008.

(13) (g)(ii) Amendment to Accounting Services Agreement dated April 30, 2010, with Schedule A dated May 1, 2010, is incorporated by reference to PEA No. 82 to the Registration Statement filed on May 28, 2010.

(13) (h)(i) Committed Line of Credit Agreement among the Registrant, the other parties listed on Schedule 2, the lending institutions listed on the signature pages and State Street dated October 19, 2006 is incorporated by reference to PEA No. 55 to the Registration Statement filed on December 14, 2007.

(13) (h)(ii) Amendment Agreement No. 1 and Instrument of Adherence dated October 18, 2007 is incorporated by reference to PEA No. 55 to the Registration Statement filed on December 14, 2007.

(13) (h)(iii) Amendment Agreement No. 2 dated as of February 28, 2008 is incorporated by reference to PEA No. 63 filed on March 28, 2008.

(13) (h)(iv) Amendment Agreement No. 3 dated as of March 31, 2008 is incorporated by reference to PEA No. 64 to the Registration Statement filed on April 28, 2008.

(13) (h)(v) Amendment Agreement No. 4 dated October 16, 2008 is incorporated by reference to PEA No. 70 to the Registration Statement filed on or about December 23, 2008.

(13) (h)(vi) Amendment No. 5 to Committed Credit Agreement dated June 1, 2009 is incorporated by reference to PEA No. 7 to the Registration Statement of Columbia Funds Series Trust II, now known as Columbia Fund Series Trust A, File Nos. 333-132211 and 811-21862, filed February 26, 2010.

(13) (h)(vii) Amendment No. 6 to Committed Credit Agreement dated October 15, 2009 is incorporated by reference to PEA No. 7 to the Registration Statement of Columbia Funds Series Trust II, now known as Columbia Fund Series Trust A, File Nos. 333-132211 and 811-21862, filed February 26, 2010.

(13) (h)(viii) Amendment Agreement No. 7 to Committed Credit Agreement, dated as of October 14, 2010, by and among the Registrant, Columbia Funds Series Trust I, Columbia Funds Master Investment Trust, LLC, Columbia Funds Variable Insurance Trust, Columbia Funds Series Trust II, now known as Columbia Funds Series Trust A, Columbia Funds Variable Insurance Trust I, each on behalf of its respective series listed on Schedule 2 attached thereto and State Street, individually, as operations agent and as administrative agent, is incorporated by reference to PEA 90 to the Registration Statement filed on March 30, 2011.

(13) (i)(1) Columbia Funds Family Code of Ethics is incorporated by reference to PEA No. 92 to the Registration Statement filed on April 28, 2011.

(13) (i)(2) Brandes Code of Ethics is incorporated by reference to PEA No. 94 to the Registration Statement filed on June 28, 2011.

(13) (i)(3) Marsico Code of Ethics is incorporated by reference to PEA No. 103 to the Registration Statement filed on or about may 30, 2012.

(13) (i)(4) Threadneedle Code of Ethics is incorporated by reference to Exhibit (p)(9) to Columbia Funds Variable Series Trust II PEA No. 15 to Registration Statement filed on April 29, 2011.

(14) (a) Consent of Independent Registered Public Accounting Firm (Ernst & Young LLP) is filed electronically herewith.

(14) (b) Consent of Independent Registered Public Accounting Firm (PricewaterhouseCoopers LLP) is filed electronically herewith.

(14) (c) Consent of Independent Registered Public Accounting Firm (Ernst & Young LLP) to be filed by amendment.

(14) (d) Consent of Independent Registered Public Accounting Firm (PricewaterhouseCoopers LLP) to be filed by amendment.

(15) Not applicable.

(16) Trustee Powers of Attorney to sign amendments to this Registration Statement is filed electronically herewith.

(17) Not applicable.

Item 17. Undertakings

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of
Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The Registrant undertakes to file the opinion of counsel supporting the tax consequences of the proposed reorganization required by Item 16(12) through an amendment to this Registration Statement no later than a reasonable time after the closing of the transaction.

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, Columbia Funds Series Trust, by the undersigned, duly authorized, in the City of Boston, and The Commonwealth of Massachusetts on the 12th day of October, 2012.

COLUMBIA FUNDS SERIES TRUST

By:	/s/ J. KEVIN CONNAUGHTON
Name:	J. Kevin Connaughton
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated:

SIGNATURES	TITLE	DATE

/s/ J. KEVIN CONNAUGHTON	President	October 12, 2012
J. Kevin Connaughton	(Principal Executive Officer)

/s/ MICHAEL G. CLARKE	Chief Financial Officer	October 12, 2012
Michael G. Clarke	(Principal Financial Officer)

/s/ JOSEPH F. DIMARIA	Chief Accounting Officer	October 12, 2012
Joseph F. DiMaria	(Principal Accounting Officer)

/S/ STEPHEN R. LEWIS, JR.*	Chairman of the Board	October 12, 2012
Stephen R. Lewis, Jr.

/S/ KATHLEEN A. BLATZ*	Trustee	October 12, 2012
Kathleen A. Blatz

/S/ EDWARD J. BOUDREAU, JR.*	Trustee	October 12, 2012
Edward J. Boudreau, Jr.

/S/ PAMELA G. CARLTON*	Trustee	October 12, 2012
Pamela G. Carlton

/S/ WILLIAM P. CARMICHAEL*	Trustee	October 12, 2012
William P. Carmichael

/S/ PATRICIA M. FLYNN*	Trustee	October 12, 2012
Patricia M. Flynn

/S/ WILLIAM A. HAWKINS*	Trustee	October 12, 2012
William A. Hawkins

/S/ R. GLENN HILLIARD*	Trustee	October 12, 2012
R. Glenn Hilliard

/S/ JOHN F. MAHER*	Trustee	October 12, 2012
John F. Maher

/S/ CATHERINE JAMES PAGLIA*	Trustee	October 12, 2012
Catherine James Paglia

/S/ LEROY C. RICHIE*	Trustee	October 12, 2012
Leroy C. Richie

/S/ ANTHONY M. SANTOMERO*	Trustee	October 12, 2012
Anthony M. Santomero

/S/ MINOR M. SHAW*	Trustee	October 12, 2012
Minor M. Shaw

/S/ ALISON TAUNTON-RIGBY*	Trustee	October 12, 2012
Alison Taunton-Rigby

/S/ WILLIAM F. TRUSCOTT*	Trustee	October 12, 2012
William F. Truscott

*By:	/s/ RYAN C. LARRENAGA
Ryan C. Larrenaga** Attorney-in-Fact October 12, 2012

**	Executed by Ryan C. Larrenaga on behalf of each of the Trustees pursuant to a Power of Attorney filed herewith.

Exhibit Index

Exhibit No.	Description

(4)	Agreement and Plan of Reorganization

(11)	Opinion and consent of counsel as to the legality of the securities being issued

(14)(a)	Consent of Independent Registered Public Accounting Firm (Ernst & Young LLP)

(14)(b)	Consent of Independent Registered Public Accounting Firm (PricewaterhouseCoopers LLP)

(16)	Trustees Power of Attorney to sign Amendments to this Registration Statement